UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 - December 31, 2016

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2016

EQ Advisors Trust Annual Report

December 31, 2016

2016 Market Overview

Economy

In the U.S., the Economy expanded modestly during 2016. A weak jobs report in the Spring extinguished expectations for an interest rate hike, although Federal Reserve (Fed) Chair Janet Yellen said that the central bank still expected to gradually increase rates. Concerns over monetary policy, the Bank of Japan’s “comprehensive review,” the European Central Bank’s (ECB) inaction and the Fed’s path toward a potential rate hike caused some concern as the markets headed into the fourth quarter. As many focused on the potential growth-enhancing policies from the new Trump administration — including infrastructure spending, tax reform and deregulation — the Fed followed through with a rate hike in December. The U.S. labor market trended upward, as the year advanced, with strong consumer spending, which contributed to the GDP. Inflation, as measured by the Consumer Price Index, remained subdued for most of the period, but rose at the end of the year.

Outside the U.S., global inflation remained elusive and major central banks remained committed to price stability. Central banks in Japan, Sweden, Denmark and Switzerland, and the European Central Bank (ECB) maintained key benchmark rates below zero in a continued effort to fight deflation and encourage economic activity. Overall, global monetary policies appeared accommodative enough to stimulate price appreciation and grow economic activity. China continued to struggle with its transition from an export-dominated manufacturing economy to one more balanced with services and domestic consumption, though the Chinese government and its central bank were willing to provide more stimulus to ease the transition. That policy helped stabilize the global economy in the latter half of the year, and boosted many emerging economies, such as Brazil.

Fixed Income

U.S. bonds produced modest returns throughout the first three quarters of 2016, with the global bond market performing slightly better. The beginning of 2016 saw a continuation of the themes that had plagued markets at the end of the previous year, namely, risk aversion due to falling oil prices and a possible global growth slowdown. Investors eventually relented as oil prices stabilized in mid-February and news from China began looking rosier than expected. The reassuring tone of the Fed, the ECB and the Bank of Japan at the beginning of the year seemed to further reduce volatility across credit markets. Broadly speaking, longer-dated and lower-rated securities performed the best during the period.

Credit spreads in Europe widened dramatically after the United Kingdom (the “U.K.”) voted in June 2016 to withdraw from the European Union, commonly referred to as “Brexit”, which indicated higher risks in that market. Investors initially responded by selling risk-sensitive assets and taking shelter in safe-haven assets. U.S. 10-year Treasuries dropped, and 10-year German bund yields also hit record lows and were negative for the first time ever, at one point.

In the rest of the world, the Bank of Japan clung to its policy of negative interest rates, maintaining a small charge on reserves held. Inaction in June disappointed the markets, leading the yen to appreciate strongly. By Fall, emerging market economies rallied, due to reduced U.S. rate-hike expectations, oil-price stabilization and market-friendly political developments.

Toward the end of the Fall, bond returns had mostly turned positive. Investors began to favor riskier debt, specifically high-yield corporate bonds and emerging-market debt. Lending growth and availability of credit continue to expand, despite substantial debt issuance and an increase in defaults for the quarter. However, the end of 2016 brought a sudden selloff in the Treasury market as Donald Trump was elected U.S. president and the Fed raised its short-term rate target range to 0.50 - 0.75% on December 15.

U.S. Equity

All major equity categories were positive in 2016, with a significant portion of those gains realized in the weeks following the U.S. presidential election. U.S. stocks were among the strongest performers in 2016, with small-caps surging at the end of the year, based on expectations that they would benefit disproportionately from President Trump’s policy agenda.

Equity markets got off to a very rough start in the first six weeks of 2016, falling sharply through early February. Market performance seemed to reflect investor anxiety about global growth, Chinese policy, the stability of European banks and other geopolitical issues. As oil prices began to stabilize and recession concerns receded somewhat, investors turned again to equities, which recovered when the Fed opted in March to keep interest rates unchanged. Telecommunication and utilities firms led the market as investors appeared to seek shares of relatively stable, dividend-paying companies. The energy sector also advanced as oil prices rebounded.

In the second quarter, U.S. equities produced modest returns. Concerns over the health of the global economy weighed on investor sentiment for most of the period, but stocks began to move higher as earnings reports generally exceeded low expectations. By late June, the Brexit vote led to sharp declines, but stocks rebounded quickly. The broad-based market rose modestly and, by early July, U.S. companies were again trading at fresh year-to-date highs, with some indices at all-time highs.

Toward the end of the third quarter, investors shifted to a “risk-on” environment, with cyclical stocks strongly outperforming defensive stocks and emerging markets stocks outperforming developed market stocks.

Luxury and media companies benefitted in the fourth quarter, with the election of Donald Trump, as did many cyclical companies and industries, such as energy and materials sectors. Energy accumulated the largest gains among the S&P 500 sectors, with the price of crude oil rising on the wake of the OPEC nation’s agreement to curb production late in the year. Metals and mining, and construction-related stocks rebounded, supporting the materials sector’s advance. Health care declined due to speculation about the future of the Affordable Care Act and continued rhetoric around cost cutting.

International Equity

Throughout 2016, the primary drivers of international equity market returns included U.S. growth and the timing of Fed tightening, concerns about China’s economy and the global growth outlook, currency and commodity volatility, the Brexit referendum, risk in the Middle East and the election of Donald Trump in the U.S. Developed-market stocks fell modestly during the first three-quarters of the year, emerging markets. Toward the end of Fall, global equity markets rose as investors welcomed signs that interest rates would remain low. As in the U.S., global investors also shifted toward riskier stocks, while pulling back from defensive sectors that had been in favor earlier in the year.

In Japan, confidence dropped in Prime Minister Abe’s economic plan and the effectiveness of the Bank of Japan’s monetary policies to reverse two decades of deflation. After three years of weakness, the yen strengthened in the first half of 2016 as negative interest rates spurred a rally in bonds and fixed-income inflows. The yen rallied further as the turmoil from the June Brexit vote drove risk-off sentiment in the market and a flight to safety. A weaker yen had helped prop up corporate profits and spur inflation; the stronger yen drove Japanese stocks to decline.

After an uncertain start to the year, China’s equity markets stabilized as the economy appeared to be growing modestly, with domestic consumption — reflected by new-economy companies and real estate — strength. Old-economy stocks, such as cement and steel companies, appear to be under pressure as the government continues a long-term economic transformation from dependence on high fixed asset investments to reliance on consumption and services. Previous policy decisions by the central government, which appeared to alarm investors, seem to have abated. The renminbi continued to depreciate, but in a more orderly fashion than 2015’s sudden devaluation. By mid-year, the markets appeared to be showing that earlier stimulus measures were slowly taking effect.

However, in the fourth quarter, the emerging markets recovery was cut short because of concerns about the potential impact of a stronger dollar and potential protectionist policies from the new U.S. administration. In fact, the election of Donald Trump seemed to shift investors away from safety, with stocks that are seen as bond proxies (utilities, real estate, consumer staples) underperforming the broad market in the U.S., Europe and Japan.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2016.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. These opinions are not intended to be a forecast of future events as a guarantee of future results. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index. AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC (members FINRA, SIPC). AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-123093(2/17) (Exp. 2/18)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2006, through December 31, 2016. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays Global Aggregate Index (formerly known as the Barclays Global Aggregate Index)

An index which provides a broad-based measure of the global investments grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index)

An index which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”) (formerly known as the Barclays U.S. Intermediate Government Bond Index)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) (formerly known as the Barclays U.S. Intermediate Government/Credit Bond Index)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Term Index

An unmanaged index of securities which measures the performance of government bonds issued by the U.S. Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg Barclays World Government Inflation-linked Bond Index (formerly known as the Barclays World Government Inflation-linked Bond Index)

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

BofA Merrill Lynch 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“BofAML 3 mos T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch High Yield Master II Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months

NOTES ON PERFORMANCE (Unaudited)

to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Calvert U.S. Large Cap Core Responsible Index

An index which is comprised of companies that meet Calvert’s responsible investment principles and are selected from the universe of companies included in the S. Network U.S. Large Cap 1,000 Index.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500 Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) AC World ex USA Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Div) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey* and United Arab Emirates. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 1000® Index (“Russell 1000”)

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000. It is market capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell 2000® Index (“Russell 2000”)

An index which is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Index (“Russell 2500”)

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000.

Russell 2500TM Growth Index

An index which measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Value Index

An index which measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market capitalization weighted.

Russell 3000® Growth Index (“Russell 3000 Growth”)

An index which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market . It is market-capitalization weighted.

Russell Midcap® Index (“Russell Midcap”)

An index which measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500 Composite Stock Index (“Standard & Poor’s 500 Index or S&P 500 Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

S&P Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index” or “S&P 400 Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II (“VMI — International II or VMI — Intl II”)

Volatility Managed Index — International II applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached. The

NOTES ON PERFORMANCE (Unaudited)

adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI — LCC II”)

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500 Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — MCC II”)

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — SCC II”)

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000 adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000 and the Russell 2500TM Value Index adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

All Asset Moderate Growth-Alt 15 Index

The All Asset Moderate Growth-Alt 15 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 15%, the S&P Mid Cap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 16%, the Russell 2000® Index at a weighting of 6%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

All Asset Growth-Alt 20 Index

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting

NOTES ON PERFORMANCE (Unaudited)

of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

All Asset Aggressive-Alt 25 Index

The All Asset Aggressive-Alt 25 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 10%, the MSCI EAFE® Index at a weighting of 22%, the S&P Mid Cap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 22%, the Russell 2000® Index at a weighting of 9%, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 20%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

All Asset Aggressive-Alt 50 Index

The All Asset Aggressive-Alt 50 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index 5%, the MSCI EAFE® Index at a weighting of 15%, the S&P Mid Cap 400® Index at a weighting of 6%, the S&P 500® Index at a weighting of 20%, the Russell 2000® Index at a weighting of 4%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 35%, and the FTSE NAREIT All Equity REITs Index at a weighting of 15%.

All Asset Aggressive-Alt 75 Index

The All Asset Aggressive-Alt 75 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 5%, the MSCI EAFE® Index at a weighting of 5%. the S&P Mid Cap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 10%, the Russell 2000® Index at a weighting of 2%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 55%, and the FTSE NAREIT All Equity REITs Index at a weighting of 20%.

AXA Aggressive Strategy Index (new)

AXA Aggressive Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 3%.

AXA Growth Strategy Index (new)

AXA Growth Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

AXA Moderate Growth Strategy Index (new)

AXA Moderate Growth Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE(R) Index at a weighting of 10%, the S&P Mid Cap 400(R) Index at a weighting of 10%, the S&P 500(R) Index at a weighting of 30%, the Russell 2000(R) Index at a weighting of 10% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 7%.

AXA Moderate Strategy Index (new)

AXA Moderate Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P MidCap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 7%.

AXA Balanced Strategy Index (new)

AXA Balanced Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 8%.

AXA Conservative Growth Strategy (new)

AXA Conservative Growth Strategy (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

AXA Conservative Strategy Index (new)

AXA Conservative Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 14%.

AXA Ultra Conservative Strategy Index (new)

AXA Ultra Conservative Strategy Index (new) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

NOTES ON PERFORMANCE (Unaudited)

The AXA Aggressive Strategy Index (old)

The AXA Aggressive Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the Volatility Managed Index-International at a weighting of 13%, the Volatility Managed Index-Mid Cap Core at a weighting of 13%, the Volatility Managed Index-Large Cap Core at a weighting of 41%, the Volatility Managed Index-Small Cap Core at a weighting of 13%, and the BofA Merrill Lynch 3-month U.S. Treasury Bill Index at a weighting of 3%.

The AXA Balanced Strategy Index (old)

The AXA Balanced Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the Volatility Managed Index-International at a weighting of 8%, the Volatility Managed Index-Mid Cap Core at a weighting of 8%, the Volatility Managed Index-Large Cap Core at a weighting of 26%, the Volatility Managed Index-Small Cap Core at a weighting of 8%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The AXA Conservative Growth Strategy Index (old)

The AXA Conservative Growth Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the Volatility Managed Index-International at a weighting of 7%, the Volatility Managed Index-Mid Cap Core at a weighting of 7%, the Volatility Managed Index-Large Cap Core at a weighting of 19%, the Volatility Managed Index-Small Cap Core at a weighting of 7%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Conservative Strategy Index (old)

The AXA Conservative Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the Volatility Managed Index-International at a weighting of 3%, the Volatility Managed Index-Mid Cap Core at a weighting of 3%, the Volatility Managed Index-Large Cap Core at a weighting of 11%, the Volatility Managed Index-Small Cap Core at a weighting of 3%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 14%.

The AXA Growth Strategy Index (old)

The AXA Growth Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the Volatility Managed Index-International at a weighting of 12%, the Volatility Managed Index-Mid Cap Core at a weighting of 12%, the Volatility Managed Index-Large Cap Core at a weighting of 34%, the Volatility Managed Index-Small Cap Core at a weighting of 12%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The AXA Moderate Growth Strategy Index (old)

The AXA Moderate Growth Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the Volatility Managed Index-International at a weighting of 10%, the Volatility Managed Index-Mid Cap Core at a weighting of 10%, the Volatility Managed Index-Large Cap Core at a weighting of 30%, the Volatility Managed Index-Small Cap Core at a weighting of 10%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 7%.

The AXA Ultra Conservative Strategy Index (old)

The AXA Ultra Conservative Strategy Index (old) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the Volatility Managed Index-International at a weighting of 1.5%, the Volatility Managed Index-Mid Cap Core at a weighting of 1.5%, the Volatility Managed Index-Large Cap Core at a weighting of 5.5%, and the Volatility Managed Index-Small Cap Core at a weighting of 1.5%.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.62%	4.85%
Portfolio – Class K Shares*	8.89	5.11
S&P 500 Index	11.96	13.63
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.45
All Asset Moderate Growth-Alt 15 Index	6.39	6.27
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.62% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the All Asset Moderate Growth-Alt 15 Index, which returned 11.96%, 2.08% and 6.39%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (26.9%), international bonds (8.6%), and high-yield bonds (4.7%).

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (7.0%), large cap value stocks (8.2%), mid cap stocks (10.1%), small cap stocks (6.1%) and international stocks (13.9%).

•

As of 12/31/2016, the Portfolio also had allocations (as a percentage of market value excluding cash) of 3.8% in real estate and 10.7% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2016, the U.S. equity markets were up substantially, while non-U.S. stocks and high quality government bonds rose only modestly. Multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories.

•

The Portfolio’s equity allocation was the biggest contributor to returns, with a small-cap core equity holding providing the heftiest absolute gain. Certain large-cap value equity holdings rose handsomely, outperforming their benchmarks. In line with general market performance, international equity funds were among the biggest laggards. In the Portfolio’s bond holdings, global inflation-linked securities and high-yield were outsized performers. Alternative holdings in natural resources and gold mines produced attractive returns.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	44.2%
Fixed Income	37.8
Alternatives	14.8
Repurchase Agreements	3.2

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2016
EQ/Global Bond PLUS Portfolio	13.7%
EQ/PIMCO Global Real Return Portfolio	6.0
EQ/MFS International Growth Portfolio	5.9
AXA/AB Small Cap Growth Portfolio	5.7
EQ/BlackRock Basic Value Equity Portfolio	5.6
EQ/T. Rowe Price Growth Stock Portfolio	4.7
EQ/High Yield Bond Portfolio	4.5
EQ/PIMCO Ultra Short Bond Portfolio	4.3
EQ/GAMCO Small Company Value Portfolio	4.3
EQ/Invesco Comstock Portfolio	4.1

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,036.56	$3.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.99	3.18
Class K
Actual	1,000.00	1,038.23	1.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.24	1.92

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares China Large-Cap Fund (x)	3,975	$137,972
iShares International Developed Property Fund	6,970	234,262
iShares JP Morgan USD Emerging Markets Bond Fund (x)	9,220	1,016,228
iShares MSCI EAFE Small-Cap Fund	8,020	399,717
iShares MSCI Global Gold Miners Fund	1,374	23,537
iShares U.S. Oil & Gas Exploration & Production Fund (x)	1,920	125,645
PowerShares DB Gold Fund*	30,560	1,131,637
PowerShares DB Silver Fund*	10,610	263,764
SPDR S&P Emerging Asia Pacific Fund	420	31,554
SPDR S&P Emerging Markets SmallCap Fund	3,115	123,728

Total Exchange Traded Funds (9.7%) (Cost $3,636,715)		3,488,044

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	147,495	1,172,976
AXA Real Estate Portfolio‡	107,119	1,121,874
AXA/AB Small Cap Growth Portfolio‡	116,997	2,118,875
AXA/Janus Enterprise Portfolio*‡	5,012	79,705
AXA/Loomis Sayles Growth Portfolio‡	154,779	1,008,257
EQ/BlackRock Basic Value Equity Portfolio‡	89,520	2,072,612
EQ/Boston Advisors Equity Income Portfolio‡	141,288	813,650
EQ/Emerging Markets Equity PLUS Portfolio‡	71,382	571,366
EQ/GAMCO Mergers and Acquisitions Portfolio‡	106,877	1,395,938
EQ/GAMCO Small Company Value Portfolio‡	27,018	1,581,364
EQ/Global Bond PLUS Portfolio‡	577,870	5,065,255
EQ/High Yield Bond Portfolio‡	175,800	1,673,981
EQ/Intermediate Government Bond Portfolio‡	75,786	775,463
EQ/International Equity Index Portfolio‡	94,710	792,175
EQ/Invesco Comstock Portfolio‡	95,696	1,510,533
EQ/JPMorgan Value Opportunities Portfolio‡	66,078	1,226,081
EQ/MFS International Growth Portfolio‡	329,564	2,165,573
EQ/PIMCO Global Real Return Portfolio‡	228,683	2,219,791
EQ/PIMCO Ultra Short Bond Portfolio‡	163,052	1,608,840
EQ/T. Rowe Price Growth Stock Portfolio*‡	44,949	1,749,799
Multimanager Core Bond Portfolio‡	136,164	1,331,601

Total Investment Companies (89.4%) (Cost $31,984,259)		32,055,709

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	336,199	$336,300

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $50,003, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $51,000. (xx)	$50,000	50,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $27,557, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $28,106. (xx)	27,555	27,555
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $68,464, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $69,828. (xx)	68,459	68,459
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $250,029, collateralized by various Common Stocks; total market value $277,889. (xx)	250,000	250,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $59,496, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $60,680. (xx)	59,490	59,490
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $67,434, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $68,779. (xx)	67,430	67,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $600,033, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $612,034. (xx)	$600,000	$600,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $50,003, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $51,000. (xx)	50,000	50,000

Total Repurchase Agreements		1,172,934

Total Short-Term Investments (4.2%) (Cost $1,509,154)		1,509,234

Total Investments (103.3%) (Cost $37,130,128)		37,052,987
Other Assets Less Liabilities (-3.3%)		(1,191,703)

Net Assets (100%)		$35,861,284

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $1,145,270. This was secured by cash collateral of $1,172,934 which was subsequently invested in joint repurchase agreements with a total value of $1,172,934, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$760,270	$339,909	$157,547	$1,172,976	$26,579	$299
AXA Real Estate Portfolio (a)	779,720	455,434	137,732	1,121,874	9,540	12,676
AXA/AB Small Cap Growth Portfolio	1,491,765	767,928	255,717	2,118,875	12,132	129,109
AXA/Janus Enterprise Portfolio (b)	65,730	22,414	6,280	79,705	—	28
AXA/Loomis Sayles Growth Portfolio	779,052	177,064	—	1,008,257	5,733	21,331
EQ/BlackRock Basic Value Equity Portfolio	1,328,236	637,309	167,987	2,072,612	33,030	1,430
EQ/Boston Advisors Equity Income Portfolio	629,589	642,897	469,065	813,650	18,262	89,025
EQ/Emerging Markets Equity PLUS Portfolio	497,991	140,089	116,975	571,366	5,805	673
EQ/GAMCO Mergers and Acquisitions Portfolio	923,728	531,941	87,858	1,395,938	3,481	65,117
EQ/GAMCO Small Company Value Portfolio	1,209,521	603,634	503,659	1,581,364	12,090	61,341
EQ/Global Bond PLUS Portfolio	4,286,976	1,818,341	926,721	5,065,255	108,005	9,557
EQ/High Yield Bond Portfolio	1,207,814	556,135	171,727	1,673,981	86,140	42
EQ/Intermediate Government Bond Portfolio	499,340	339,901	56,468	775,463	7,111	1,368
EQ/International Equity Index Portfolio	663,902	291,020	165,559	792,175	22,452	(263)
EQ/Invesco Comstock Portfolio	980,924	576,255	248,355	1,510,533	39,118	2,237
EQ/JPMorgan Value Opportunities Portfolio	789,857	213,987	—	1,226,081	13,987	—
EQ/MFS International Growth Portfolio	1,712,744	701,197	268,120	2,165,573	26,056	3,841
EQ/PIMCO Global Real Return Portfolio	1,598,716	801,211	255,718	2,219,791	110,057	4,467
EQ/PIMCO Ultra Short Bond Portfolio	1,223,639	610,771	238,327	1,608,840	18,395	(284)
EQ/T. Rowe Price Growth Stock Portfolio	1,147,923	699,402	131,711	1,749,799	—	29,464
Multimanager Core Bond Portfolio	451,066	920,065	31,388	1,331,601	17,143	1,005

	$23,028,503	$11,846,904	$4,396,914	$32,055,709	$575,116	$432,463

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,488,044	$—	$—	$3,488,044
Investment Companies
Investment Companies	—	32,055,709	—	32,055,709
Short-Term Investments
Investment Companies	336,300	—	—	336,300
Repurchase Agreements	—	1,172,934	—	1,172,934

Total Assets	$3,824,344	$33,228,643	$—	$37,052,987

Total Liabilities	$—	$—	$—	$—

Total	$3,824,344	$33,228,643	$—	$37,052,987

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,846,916
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,683,842

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,117,379
Aggregate gross unrealized depreciation	(1,057,809)

Net unrealized depreciation	$59,570

Federal income tax cost of investments	$36,993,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $31,984,259)	$32,055,709
Unaffiliated Issuers (Cost $3,972,935)	3,824,344
Repurchase Agreements (Cost $1,172,934)	1,172,934
Cash	47,550
Receivable from investment manager	6,440
Receivable from Separate Accounts for Trust shares sold	6,075
Securities lending income receivable	656
Dividends, interest and other receivables	264
Other assets	98

Total assets	37,114,070

LIABILITIES
Payable for return of collateral on securities loaned	1,172,934
Payable for securities purchased	17,458
Payable to Separate Accounts for Trust shares redeemed	14,353
Distribution fees payable – Class IB	7,293
Trustees’ fees payable	33
Accrued expenses	40,715

Total liabilities	1,252,786

NET ASSETS	$35,861,284

Net assets were comprised of:
Paid in capital	$35,504,924
Accumulated undistributed net investment income (loss)	6,877
Accumulated undistributed net realized gain (loss) on investments	426,624
Net unrealized appreciation (depreciation) on investments	(77,141)

Net assets	$35,861,284

Class IB
Net asset value, offering and redemption price per share, $34,882,045 / 3,143,722 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.10

Class K
Net asset value, offering and redemption price per share, $979,239 / 88,249 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.10

(x)	Includes value of securities on loan of $1,145,270.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($575,116 of dividend income received from affiliates)	$652,088
Interest	210
Securities lending (net)	6,538

Total income	658,836

EXPENSES
Custodian fees	111,000
Distribution fees – Class IB	75,404
Administrative fees	45,913
Professional fees	40,320
Investment management fees	31,201
Printing and mailing expenses	8,270
Trustees’ fees	671
Miscellaneous	411

Gross expenses	313,190
Less: Waiver from investment manager	(77,114)
Reimbursement from investment manager	(39,910)

Net expenses	196,166

NET INVESTMENT INCOME (LOSS)	462,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($12,958 of realized gain (loss) from affiliates)	(18,348)
Net distributions of realized gain received from underlying funds ($419,505 received from affiliates)	419,533

Net realized gain (loss)	401,185

Net change in unrealized appreciation (depreciation) on investments ($1,577,216 of change in unrealized appreciation (depreciation) from affiliates)	1,770,674

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,171,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,634,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$462,670	$181,412
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	401,185	401,629
Net change in unrealized appreciation (depreciation) on investments	1,770,674	(1,581,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,634,529	(998,639)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(500,482)	(210,635)
Class K	(16,458)	(13,110)

	(516,940)	(223,745)

Distributions from net realized capital gains
Class IB	(256,119)	(241,419)
Class K	(7,928)	(12,148)

	(264,047)	(253,567)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(780,987)	(477,312)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,169,427 and 1,359,868 shares, respectively ]	12,654,671	15,019,271
Capital shares issued in reinvestment of dividends and distributions [ 67,678 and 42,888 shares, respectively ]	756,601	452,054
Capital shares repurchased [ (458,041) and (437,393) shares, respectively ]	(5,017,496)	(4,837,547)

Total Class IB transactions	8,393,776	10,633,778

Class K
Capital shares sold [ 36,726 and 38,074 shares, respectively ]	400,779	411,519
Capital shares issued in reinvestment of dividends and distributions [ 2,181 and 2,395 shares, respectively ]	24,386	25,258
Capital shares repurchased [ (63,473) and (50,650) shares, respectively ]	(693,161)	(564,471)

Total Class K transactions	(267,996)	(127,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,125,780	10,506,084

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,979,322	9,030,133
NET ASSETS:
Beginning of year	25,881,962	16,851,829

End of year (a)	$35,861,284	$25,881,962

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,877	$6,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class IB	2016	2015	2014	2013
Net asset value, beginning of period	$10.45	$11.07	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.09	0.22	0.24	0.11
Net realized and unrealized gain (loss) on investments	0.74	(0.50)	0.06 †	0.90	0.20

Total from investment operations	0.90	(0.41)	0.28	1.14	0.31

Less distributions:
Dividends from net investment income	(0.16)	(0.09)	(0.19)	(0.15)	(0.13)
Distributions from net realized gains	(0.09)	(0.12)	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.25)	(0.21)	(0.29)	(0.24)	(0.13)

Net asset value, end of period	$11.10	$10.45	$11.07	$11.08	$10.18

Total return (b)	8.62%	(3.70)%	2.46%	11.18%	3.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,882	$24,703	$15,490	$4,385	$258
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.01%	1.31%	2.18%	6.50%	31.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.49%	0.83%	1.91%	2.17%	3.14	%(l)
Before waivers and reimbursements (a)(f)(x)	1.11%	0.17%	0.32%	(3.98)%	(28.05	)%(l)
Portfolio turnover rate (z)^	15%	25%	16%	65%	4%

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$10.45	$11.07	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15	0.10	0.16	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.78	(0.48)	0.15 †	1.00	0.15

Total from investment operations	0.93	(0.38)	0.31	1.17	0.32

Less distributions:
Dividends from net investment income	(0.19)	(0.12)	(0.22)	(0.18)	(0.14)
Distributions from net realized gains	(0.09)	(0.12)	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.28)	(0.24)	(0.32)	(0.27)	(0.14)

Net asset value, end of period	$11.10	$10.45	$11.07	$11.08	$10.18

Total return (b)	8.89%	(3.46)%	2.72%	11.46%	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$979	$1,179	$1,362	$1,460	$603
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.39%	0.40%	0.30%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.77%	1.06%	2.10%	6.78%	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.40%	0.87%	1.39%	1.54%	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	1.02%	0.21%	(0.42)%	(5.14)%	(23.96	)%(l)
Portfolio turnover rate (z)^	15%	25%	16%	65%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	9.55%	6.61%	3.50%
Portfolio – Class IB Shares	9.59	6.61	3.44
Portfolio – Class K Shares**	9.84	N/A	6.04
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.84
All Asset Growth-Alt 20 Index	7.08	7.69	4.65

*    Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflect the effect of the 12b-1 fees, applicable to Class IB shares. Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

**   Date of inception 8/29/12.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.59% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the All Asset Growth-Alt 20 Index, which returned 11.96%, 2.08% and 7.08%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (17.0%), international bonds (5.0%), and high-yield bonds (3.1%).

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (8.6%), large cap value stocks (9.6%), mid cap stocks (11.8%), small cap stocks (7.2%) and international stocks (18.4%).

•

As of 12/31/2016, the Portfolio also had allocations (as a percentage of market value excluding cash) of 5.0% in real estate and 14.3% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2016, the U.S. equity markets were up substantially, while non-U.S. stocks and high quality government bonds rose only modestly. Multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories.

•

The Portfolio’s equity allocation was the biggest contributor to returns, with a small-cap core equity holding providing the heftiest absolute gain. Certain large-cap value equity holdings rose handsomely, outperforming their benchmarks. In line with general market performance, international equity funds were among the biggest laggards. In the Portfolio’s bond holdings, global inflation-linked securities and high-yield were outsized performers. Alternative holdings in natural resources and gold mines produced attractive returns.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	55.5%
Fixed Income	22.8
Alternatives	20.0
Repurchase Agreements	1.7

Top 10 Holdings (as a percentage of Total Investments)
As of December 31, 2016
EQ/Global Bond PLUS Portfolio	7.5%
EQ/MFS International Growth Portfolio	6.9
EQ/BlackRock Basic Value Equity Portfolio	6.2
AXA/AB Small Cap Growth Portfolio	5.9
EQ/GAMCO Small Company Value Portfolio	5.9
EQ/T. Rowe Price Growth Stock Portfolio	5.3
EQ/GAMCO Mergers and Acquisitions Portfolio	4.9
AXA/Loomis Sayles Growth Portfolio	4.9
EQ/JPMorgan Value Opportunities Portfolio	4.8
EQ/Invesco Comstock Portfolio	4.5

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,045.65	$3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	2.99
Class IB
Actual	1,000.00	1,045.56	3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.20	2.97
Class K
Actual	1,000.00	1,046.65	1.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.71

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.59%, 0.58% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares China Large-Cap Fund (x)	38,800	$1,346,748
iShares Gold Trust*	1,028,100	11,391,348
iShares International Developed Property Fund (x)	71,000	2,386,310
iShares JP Morgan USD Emerging Markets Bond Fund (x)	47,660	5,253,085
iShares MSCI EAFE Small-Cap Fund	80,600	4,017,104
iShares MSCI Global Gold Miners Fund	9,750	167,018
iShares Silver Trust*	76,950	1,162,714
iShares U.S. Oil & Gas Exploration & Production Fund (x)	15,320	1,002,541
PowerShares DB Gold Fund (x)*	26,900	996,107
PowerShares DB Silver Fund (x)*‡	70,000	1,740,200
SPDR S&P Emerging Asia Pacific Fund	4,100	308,033
SPDR S&P Emerging Markets SmallCap Fund	31,900	1,267,068

Total Exchange Traded Funds (11.3%) (Cost $28,170,292)		31,038,276

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	1,504,427	11,964,159
AXA Real Estate Portfolio‡	1,067,135	11,176,284
AXA/AB Small Cap Growth Portfolio‡	912,351	16,523,133
AXA/Janus Enterprise Portfolio*‡	74,041	1,177,460
AXA/Loomis Sayles Growth Portfolio‡	2,091,832	13,626,510
EQ/BlackRock Basic Value Equity Portfolio‡	739,741	17,126,779
EQ/Boston Advisors Equity Income Portfolio‡	1,053,797	6,068,611
EQ/Emerging Markets Equity PLUS Portfolio‡	938,228	7,509,871
EQ/GAMCO Mergers and Acquisitions Portfolio‡	1,046,595	13,669,683
EQ/GAMCO Small Company Value Portfolio‡	281,723	16,489,358
EQ/Global Bond PLUS Portfolio‡	2,389,111	20,941,495
EQ/High Yield Bond Portfolio‡	879,168	8,371,482
EQ/Intermediate Government Bond Portfolio‡	465,277	4,760,850
EQ/International Equity Index Portfolio‡	1,128,677	9,440,531
EQ/Invesco Comstock Portfolio‡	795,725	12,560,314
EQ/JPMorgan Value Opportunities Portfolio‡	727,137	13,492,012
EQ/MFS International Growth Portfolio‡	2,910,996	19,128,204
EQ/PIMCO Global Real Return Portfolio‡	1,178,356	11,438,117

EQ/PIMCO Ultra Short Bond Portfolio‡	574,754	$5,671,102
EQ/T. Rowe Price Growth Stock Portfolio*‡	376,510	14,657,094
Multimanager Core Bond Portfolio‡	640,212	6,260,897

Total Investment Companies (88.4%) (Cost $217,363,003)		242,053,946

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	769,263	769,494

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.7%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	$300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,500,292, collateralized by various Common Stocks; total market value $2,778,888. (xx)	2,500,000	2,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $394,328, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $402,193. (xx)	394,307	394,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	$300,000	$300,000

Total Repurchase Agreements		4,694,307

Total Short-Term Investments (2.0%) (Cost $5,463,603)		5,463,801

Total Investments (101.7%) (Cost $250,996,898)		278,556,023
Other Assets Less Liabilities (-1.7%)		(4,761,991)

Net Assets (100%)		$273,794,032

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $4,576,355. This was secured by cash collateral of $4,694,307 which was subsequently invested in joint repurchase agreements with a total value of $4,694,307, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares except PowerShares DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$8,390,693	$1,927,283	$1,129,314	$11,964,159	$278,921	$(31,804)
AXA Real Estate Portfolio (a)	10,561,781	1,378,359	1,046,574	11,176,284	100,497	177,334
AXA/AB Small Cap Growth Portfolio	15,952,175	1,491,708	1,684,527	16,523,133	99,499	1,068,651
AXA/Janus Enterprise Portfolio (b)	1,562,479	11,128	339,431	1,177,460	—	5,921
AXA/Loomis Sayles Growth Portfolio	9,753,249	3,966,410	912,928	13,626,510	77,480	376,002
EQ/BlackRock Basic Value Equity Portfolio	16,250,142	618,405	1,871,422	17,126,779	289,888	418,063
EQ/Boston Advisors Equity Income Portfolio	6,831,906	1,060,956	1,693,567	6,068,611	130,131	729,777
EQ/Emerging Markets Equity PLUS Portfolio	8,197,362	205,548	1,625,934	7,509,871	78,380	11,931
EQ/GAMCO Mergers and Acquisitions Portfolio	12,996,579	1,121,785	761,218	13,669,683	34,937	672,451
EQ/GAMCO Small Company Value Portfolio	14,783,633	978,664	1,851,289	16,489,358	119,963	634,156
EQ/Global Bond PLUS Portfolio	25,150,906	1,666,731	5,768,951	20,941,495	463,877	(66,758)
EQ/High Yield Bond Portfolio	7,837,523	782,190	732,942	8,371,482	433,828	(5,433)
EQ/Intermediate Government Bond Portfolio	2,950,097	2,719,250	868,957	4,760,850	38,294	7,347
EQ/International Equity Index Portfolio	10,043,990	468,557	1,099,392	9,440,531	277,804	(92,595)
EQ/Invesco Comstock Portfolio	11,626,948	596,339	1,274,589	12,560,314	320,809	(9,214)
EQ/JPMorgan Value Opportunities Portfolio	10,574,246	1,659,571	1,204,350	13,492,012	159,571	95,650
EQ/MFS International Growth Portfolio	20,266,149	1,027,059	2,252,791	19,128,204	238,354	161,456
EQ/PIMCO Global Real Return Portfolio	10,664,883	1,983,941	1,700,309	11,438,117	559,415	24,487
EQ/PIMCO Ultra Short Bond Portfolio	7,977,458	823,302	3,228,965	5,671,102	64,342	(56,633)
EQ/T. Rowe Price Growth Stock Portfolio	15,149,696	1,084,651	1,531,574	14,657,094	—	289,046
Multimanager Core Bond Portfolio	4,661,809	1,803,323	180,111	6,260,897	124,664	5,446
PowerShares DB Silver Fund	1,073,817	551,765	—	1,740,200	—	—

	$233,257,521	$27,926,925	$32,759,135	$243,794,146	$3,890,654	$4,415,281

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$31,038,276	$—	$—	$31,038,276
Investment Companies
Investment Companies	—	242,053,946	—	242,053,946
Short-Term Investments
Investment Companies	769,494	—	—	769,494
Repurchase Agreements	—	4,694,307	—	4,694,307

Total Assets	$31,807,770	$246,748,253	$—	$278,556,023

Total Liabilities	$—	$—	$—	$—

Total	$31,807,770	$246,748,253	$—	$278,556,023

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,740,840
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$37,558,272

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$36,766,963
Aggregate gross unrealized depreciation	(8,673,992)

Net unrealized appreciation	$28,092,971

Federal income tax cost of investments	$250,463,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $219,237,919)	$243,794,146
Unaffiliated Issuers (Cost $27,064,672)	30,067,570
Repurchase Agreements (Cost $4,694,307)	4,694,307
Cash	103,606
Receivable for securities sold	927,032
Receivable from Separate Accounts for Trust shares sold	43,178
Securities lending income receivable	5,814
Dividends, interest and other receivables	523
Other assets	892

Total assets	279,637,068

LIABILITIES
Payable for return of collateral on securities loaned	4,694,307
Payable for securities purchased	733,452
Payable to Separate Accounts for Trust shares redeemed	253,211
Distribution fees payable – Class IB	53,991
Administrative fees payable	32,738
Distribution fees payable – Class IA	3,856
Investment management fees payable	1,049
Trustees’ fees payable	503
Accrued expenses	69,929

Total liabilities	5,843,036

NET ASSETS	$273,794,032

Net assets were comprised of:
Paid in capital	$340,083,732
Accumulated undistributed net investment income (loss)	333,143
Accumulated undistributed net realized gain (loss) on investments	(94,181,968)
Net unrealized appreciation (depreciation) on investments	27,559,125

Net assets	$273,794,032

Class IA
Net asset value, offering and redemption price per share, $18,357,789 / 971,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.90

Class IB
Net asset value, offering and redemption price per share, $253,965,896 / 13,405,347 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.95

Class K
Net asset value, offering and redemption price per share, $1,470,347 / 77,963 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.86

(x)	Includes value of securities on loan of $4,576,355.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($3,890,654 of dividend income received from affiliates)	$4,503,857
Interest	1,670
Securities lending (net)	39,228

Total income	4,544,755

EXPENSES
Distribution fees – Class IB	625,818
Administrative fees	394,825
Investment management fees	267,892
Custodian fees	124,050
Printing and mailing expenses	61,750
Professional fees	43,453
Distribution fees – Class IA	40,592
Trustees’ fees	6,082
Miscellaneous	4,604

Gross expenses	1,569,066
Less: Waiver from investment manager	(22,212)

Net expenses	1,546,854

NET INVESTMENT INCOME (LOSS)	2,997,901

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($719,702 of realized gain (loss) from affiliates)	1,160,675
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	3,695,579

Net realized gain (loss)	4,856,254

Net change in unrealized appreciation (depreciation) on investments ($15,368,835 of change in unrealized appreciation (depreciation) from affiliates)	16,690,231

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,546,485

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,544,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,997,901	$1,765,857
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	4,856,254	8,839,024
Net change in unrealized appreciation (depreciation) on investments	16,690,231	(21,445,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,544,386	(10,840,480)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(235,749)	(125,303)
Class IB	(3,273,856)	(2,154,819)
Class K	(22,511)	(13,313)

	(3,532,116)	(2,293,435)

Distributions from net realized capital gains
Class IA	(352,382)	(428,083)
Class IB	(5,287,707)	(7,400,691)
Class K	(29,242)	(33,277)

	(5,669,331)	(7,862,051)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,201,447)	(10,155,486)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 199,159 and 234,159 shares, respectively ]	3,682,880	4,525,051
Capital shares issued in reinvestment of dividends and distributions [ 30,746 and 30,625 shares, respectively ]	588,131	553,386
Capital shares repurchased [ (83,891) and (89,448) shares, respectively ]	(1,542,041)	(1,679,706)

Total Class IA transactions	2,728,970	3,398,731

Class IB
Capital shares sold [ 758,070 and 745,781 shares, respectively ]	14,029,294	14,339,901
Capital shares issued in reinvestment of dividends and distributions [ 446,186 and 527,474 shares, respectively ]	8,561,563	9,555,510
Capital shares repurchased [ (1,649,726) and (1,735,098) shares, respectively ]	(30,638,274)	(33,441,027)

Total Class IB transactions	(8,047,417)	(9,545,616)

Class K
Capital shares sold [ 29,927 and 24,103 shares, respectively ]	558,915	465,580
Capital shares issued in reinvestment of dividends and distributions [ 2,710 and 2,583 shares, respectively ]	51,753	46,590
Capital shares repurchased [ (21,575) and (8,122) shares, respectively ]	(403,904)	(158,802)

Total Class K transactions	206,764	353,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,111,683)	(5,793,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,231,256	(26,789,483)
NET ASSETS:
Beginning of year	263,562,776	290,352,259

End of year (a)	$273,794,032	$263,562,776

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$333,143	$292,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.84	$19.30	$19.59	$18.42	$17.11

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23	0.14	0.24	0.21	0.25
Net realized and unrealized gain (loss) on investments	1.48	(0.90)	0.25	2.37	1.80

Total from investment operations	1.71	(0.76)	0.49	2.58	2.05

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.28)	(0.27)	(0.29)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.45)

Total dividends and distributions	(0.65)	(0.70)	(0.78)	(1.41)	(0.74)

Net asset value, end of year	$18.90	$17.84	$19.30	$19.59	$18.42

Total return	9.55%	(3.94)%	2.42%	14.12%	11.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,358	$14,722	$12,546	$9,868	$6,218
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.57%	0.51%	0.35%	0.35%
Before waivers and reimbursements (f)	0.59%	0.57%	0.58%	0.58%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.26%	0.71%	1.21%	1.09%	1.37%
Before waivers and reimbursements (f)(x)	1.25%	0.71%	1.14%	0.86%	1.09%
Portfolio turnover rate^	11%	14%	18%	43%	43%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.88	$19.34	$19.64	$18.46	$17.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21	0.12	0.21	0.17	0.22
Net realized and unrealized gain (loss) on investments	1.51	(0.88)	0.27	2.42	1.83

Total from investment operations	1.72	(0.76)	0.48	2.59	2.05

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.28)	(0.27)	(0.29)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.45)

Total dividends and distributions	(0.65)	(0.70)	(0.78)	(1.41)	(0.74)

Net asset value, end of year	$18.95	$17.88	$19.34	$19.64	$18.46

Total return	9.59%	(3.93)%	2.36%	14.15%	11.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253,966	$247,650	$276,875	$285,902	$267,515
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.57%	0.50%	0.35%	0.35%
Before waivers and reimbursements (f)	0.59%	0.57%	0.58%	0.58%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.11%	0.62%	1.06%	0.88%	1.22%
Before waivers and reimbursements (f)(x)	1.10%	0.62%	0.98%	0.65%	0.95%
Portfolio turnover rate^	11%	14%	18%	43%	43%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$17.80	$19.26	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27	0.20	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	1.48	(0.92)	0.22	2.25	0.32

Total from investment operations	1.75	(0.72)	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	(0.29)	(0.20)	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.34)

Total dividends and distributions	(0.69)	(0.74)	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$18.86	$17.80	$19.26	$19.56	$18.39

Total return (b)	9.84%	(3.72)%	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,470	$1,191	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.33%	0.32%	0.26%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.34%	0.32%	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.45%	1.06%	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.44%	1.06%	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate^	11%	14%	18%	43%	43%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.34%	6.74%
Portfolio – Class K Shares*	10.53	6.99
S&P 500 Index	11.96	13.63
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.45
All Asset Aggressive-Alt 25 Index	7.99	8.09
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.34% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the All Asset Aggressive-Alt 25 Index, which returned 11.96%, 2.08%, and 7.99%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (7.4%), international bonds (1.7%), and high-yield bonds (1.3%).

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (9.9%), large cap value stocks (11.5%), mid cap stocks (14.4%), small cap stocks (8.9%) and international stocks (20.7%).

•

As of 12/31/2016, the Portfolio also had allocations (as a percentage of market value excluding cash) of 6.4% in real estate and 17.9% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2016, the U.S. equity markets were up substantially, while non-U.S. stocks and high quality government bonds rose only modestly. Multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories.

•

The Portfolio’s equity allocation was the biggest contributor to returns, with a small-cap core equity holding providing the heftiest absolute gain. Certain large-cap value equity holdings rose handsomely, outperforming their benchmarks. In line with general market performance, international equity funds were among the biggest laggards. In the Portfolio’s bond holdings, global inflation-linked securities and high-yield were outsized performers. Alternative holdings in natural resources and gold mines produced attractive returns.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	64.3%
Alternatives	25.0
Fixed Income	8.7
Repurchase Agreements	2.0

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA/AB Small Cap Growth Portfolio	8.3%
EQ/MFS International Growth Portfolio	8.0
EQ/BlackRock Basic Value Equity Portfolio	7.5
EQ/T. Rowe Price Growth Stock Portfolio	7.1
EQ/GAMCO Small Company Value Portfolio	6.3
EQ/GAMCO Mergers and Acquisitions Portfolio	6.2
EQ/Invesco Comstock Portfolio	5.7
PowerShares DB Gold Fund	5.5
AXA Natural Resources Portfolio	5.0
AXA Real Estate Portfolio	4.9

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,054.90	$3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.11
Class K
Actual	1,000.00	1,055.80	1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.33	1.83

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.61% and 0.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares China Large-Cap Fund (x)	4,435	$153,939
iShares International Developed Property Fund (x)	11,740	394,581
iShares JP Morgan USD Emerging Markets Bond Fund (x)	1,870	206,111
iShares MSCI EAFE Small-Cap Fund	10,760	536,279
iShares MSCI Global Gold Miners Fund	3,144	53,857
iShares U.S. Oil & Gas Exploration & Production Fund (x)	2,960	193,702
PowerShares DB Gold Fund*	46,850	1,734,856
PowerShares DB Silver Fund (x)*	16,440	408,698
SPDR S&P Emerging Asia Pacific Fund	1,140	85,648
SPDR S&P Emerging Markets SmallCap Fund	3,805	151,135

Total Exchange Traded Funds (12.8%) (Cost $4,174,570)		3,918,806

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	195,592	1,555,469
AXA Real Estate Portfolio‡	147,891	1,548,883
AXA/AB Small Cap Growth Portfolio‡	144,011	2,608,102
AXA/Janus Enterprise Portfolio*‡	10,555	167,862
AXA/Loomis Sayles Growth Portfolio‡	167,378	1,090,324
EQ/BlackRock Basic Value Equity Portfolio‡	101,570	2,351,590
EQ/Boston Advisors Equity Income Portfolio‡	206,677	1,190,213
EQ/Emerging Markets Equity PLUS Portfolio‡	118,296	946,879
EQ/GAMCO Mergers and Acquisitions Portfolio‡	147,809	1,930,553
EQ/GAMCO Small Company Value Portfolio‡	33,595	1,966,357
EQ/Global Bond PLUS Portfolio‡	89,934	788,304
EQ/High Yield Bond Portfolio‡	40,919	389,631
EQ/Intermediate Government Bond Portfolio‡	16,329	167,082
EQ/International Equity Index Portfolio‡	125,317	1,048,184
EQ/Invesco Comstock Portfolio‡	113,726	1,795,133
EQ/JPMorgan Value Opportunities Portfolio‡	73,274	1,359,592
EQ/MFS International Growth Portfolio‡	379,989	2,496,916
EQ/PIMCO Global Real Return Portfolio‡	53,121	515,639
EQ/PIMCO Ultra Short Bond Portfolio‡	9,956	98,237
EQ/T. Rowe Price Growth Stock Portfolio*‡	57,270	2,229,452
Multimanager Core Bond Portfolio‡	21,568	210,925

Total Investment Companies (86.2%) (Cost $26,352,574)		26,455,327

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, IM Shares	400,075	400,195

	Principal Amount	Value (Note 1)

Repurchase Agreements (2.0%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $25,887, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $26,403. (xx)	$25,885	25,885
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $22,495, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $22,943. (xx)	22,493	22,493
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $400,047, collateralized by various Common Stocks; total market value $444,622. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $175,642, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $179,144. (xx)	175,632	175,632

Total Repurchase Agreements		624,010

Total Short-Term Investments (3.3%) (Cost $1,024,133)		1,024,205

Total Investments (102.3%) (Cost $31,551,277)		31,398,338
Other Assets Less Liabilities (-2.3%)		(706,675)

Net Assets (100%)		$30,691,663

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $608,228. This was secured by cash collateral of $624,010 which was subsequently invested in joint repurchase agreements with a total value of $624,010, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$1,018,846	$426,610	$178,515	$1,555,469	$35,830	$(408)
AXA Real Estate Portfolio (a)	1,239,705	601,611	328,475	1,548,883	12,987	16,380
AXA/AB Small Cap Growth Portfolio	1,929,711	912,045	339,740	2,608,102	15,201	159,157
AXA/Janus Enterprise Portfolio (b)	156,880	34,431	16,973	167,862	—	60
AXA/Loomis Sayles Growth Portfolio	867,030	169,267	—	1,090,324	6,200	23,067
EQ/BlackRock Basic Value Equity Portfolio	1,768,756	692,563	422,411	2,351,590	39,723	(121)
EQ/Boston Advisors Equity Income Portfolio	882,828	722,301	400,648	1,190,213	26,827	127,771
EQ/Emerging Markets Equity PLUS Portfolio	892,705	267,438	296,903	946,879	9,738	317
EQ/GAMCO Mergers and Acquisitions Portfolio	1,377,156	697,162	178,114	1,930,553	4,372	82,004
EQ/GAMCO Small Company Value Portfolio	1,332,383	641,475	280,685	1,966,357	13,596	60,137
EQ/Global Bond PLUS Portfolio	680,650	224,839	101,798	788,304	17,184	1,473
EQ/High Yield Bond Portfolio	299,296	123,469	50,874	389,631	20,389	14
EQ/Intermediate Government Bond Portfolio	261,891	212,737	306,047	167,082	1,541	1,655
EQ/International Equity Index Portfolio	907,078	406,746	261,391	1,048,184	30,326	(246)
EQ/Invesco Comstock Portfolio	1,289,616	594,226	301,413	1,795,133	44,465	(11)
EQ/JPMorgan Value Opportunities Portfolio	1,031,952	140,511	52,427	1,359,592	15,511	7,573
EQ/MFS International Growth Portfolio	2,069,282	790,725	373,137	2,496,916	30,591	4,253
EQ/PIMCO Global Real Return Portfolio	401,702	164,464	67,839	515,639	26,003	1,032
EQ/PIMCO Ultra Short Bond Portfolio	78,883	35,579	16,960	98,237	1,219	3
EQ/T. Rowe Price Growth Stock Portfolio	1,824,908	759,269	357,034	2,229,452	—	36,890
Multimanager Core Bond Portfolio	141,495	95,729	25,446	210,925	3,980	207

	$20,452,753	$8,713,197	$4,356,830	$26,455,327	$355,683	$521,207

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,918,806	$—	$—	$3,918,806
Investment Companies
Investment Companies	—	26,455,327	—	26,455,327
Short-Term Investments
Investment Companies	400,195	—	—	400,195
Repurchase Agreements	—	624,010	—	624,010

Total Assets	$4,319,001	$27,079,337	$—	$31,398,338

Total Liabilities	$—	$—	$—	$—

Total	$4,319,001	$27,079,337	$—	$31,398,338

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,715,032
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,842,411

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,258,934
Aggregate gross unrealized depreciation	(1,152,958)

Net unrealized depreciation	$105,976

Federal income tax cost of investments	$31,292,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $26,352,574)	$26,455,327
Unaffiliated Issuers (Cost $4,574,693)	4,319,001
Repurchase Agreements (Cost $624,010)	624,010
Cash	49,000
Receivable for securities sold	60,048
Receivable from Separate Accounts for Trust shares sold	19,842
Receivable from investment manager	6,782
Securities lending income receivable	868
Dividends, interest and other receivables	232
Other assets	84

Total assets	31,535,194

LIABILITIES
Payable for return of collateral on securities loaned	624,010
Payable for securities purchased	155,090
Payable to Separate Accounts for Trust shares redeemed	17,167
Distribution fees payable – Class IB	6,021
Trustees’ fees payable	29
Accrued expenses	41,214

Total liabilities	843,531

NET ASSETS	$30,691,663

Net assets were comprised of:
Paid in capital	$30,200,145
Accumulated undistributed net investment income (loss)	10,882
Accumulated undistributed net realized gain (loss) on investments	633,575
Net unrealized appreciation (depreciation) on investments	(152,939)

Net assets	$30,691,663

Class IB
Net asset value, offering and redemption price per share, $29,003,704 / 2,417,144 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.00

Class K
Net asset value, offering and redemption price per share, $1,687,959 / 140,735 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.99

(x)	Includes value of securities on loan of $608,228.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($355,683 of dividend income received from affiliates)	$412,003
Interest	206
Securities lending (net)	8,211

Total income	420,420

EXPENSES
Custodian fees	111,000
Distribution fees – Class IB	62,389
Professional fees	40,192
Administrative fees	38,981
Investment management fees	26,484
Printing and mailing expenses	7,779
Trustees’ fees	581
Miscellaneous	353

Gross expenses	287,759
Less: Waiver from investment manager	(65,465)
Reimbursement from investment manager	(59,493)

Net expenses	162,801

NET INVESTMENT INCOME (LOSS)	257,619

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($5,691 of realized gain (loss) from affiliates)	(30,305)
Net distributions of realized gain received from underlying funds ($515,516 received from affiliates)	515,537

Net realized gain (loss)	485,232

Net change in unrealized appreciation (depreciation) on investments ($1,646,207 of change in unrealized appreciation (depreciation) from affiliates)	1,905,876

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,391,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,648,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$257,619	$140,421
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	485,232	547,499
Net change in unrealized appreciation (depreciation) on investments	1,905,876	(1,790,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,648,727	(1,102,148)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(289,003)	(174,159)
Class K	(21,341)	(13,759)

	(310,344)	(187,918)

Distributions from net realized capital gains
Class IB	(274,189)	(336,705)
Class K	(17,052)	(21,862)

	(291,241)	(358,567)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(601,585)	(546,485)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 889,324 and 1,008,273 shares, respectively ]	10,283,964	11,997,915
Capital shares issued in reinvestment of dividends and distributions [ 46,609 and 45,664 shares, respectively ]	563,192	510,864
Capital shares repurchased [ (541,838) and (381,981) shares, respectively ]	(6,235,700)	(4,555,033)

Total Class IB transactions	4,611,456	7,953,746

Class K
Capital shares sold [ 48,239 and 33,804 shares, respectively ]	563,136	402,234
Capital shares issued in reinvestment of dividends and distributions [ 3,178 and 3,182 shares, respectively ]	38,393	35,621
Capital shares repurchased [ (32,167) and (43,894) shares, respectively ]	(377,898)	(533,047)

Total Class K transactions	223,631	(95,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,835,087	7,858,554

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,882,229	6,209,921
NET ASSETS:
Beginning of year	23,809,434	17,599,513

End of year (a)	$30,691,663	$23,809,434

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,882	$4,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class IB	2016	2015	2014	2013
Net asset value, beginning of period	$11.10	$11.90	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11	0.08	0.18	0.27	0.11
Net realized and unrealized gain (loss) on investments	1.04	(0.60)	0.11	1.59	0.30

Total from investment operations	1.15	(0.52)	0.29	1.86	0.41

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.17)	(0.16)	(0.12)
Distributions from net realized gains	(0.13)	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.25)	(0.28)	(0.30)	(0.24)	(0.12)

Net asset value, end of period	$12.00	$11.10	$11.90	$11.91	$10.29

Total return (b)	10.34%	(4.44)%	2.36%	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,004	$22,461	$16,073	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.63%	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.10%	1.32%	2.20%	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.96%	0.65%	1.52%	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	0.49%	(0.02)%	(0.10)%	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)^	18%	24%	34%	41%	3%

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$11.10	$11.89	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13	0.09	0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	1.04	(0.57)	0.16	1.70	0.30

Total from investment operations	1.17	(0.48)	0.31	1.89	0.42

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.20)	(0.19)	(0.13)
Distributions from net realized gains	(0.13)	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.28)	(0.31)	(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.99	$11.10	$11.89	$11.91	$10.29

Total return (b)	10.53%	(4.11)%	2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,688	$1,348	$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.38%	0.40%	0.32%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.85%	1.07%	2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.17%	0.72%	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	0.70%	0.05%	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)^	18%	24%	34%	41%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	11.31%	1.52%
S&P 500 Index	11.96	10.15
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.76
All Asset Aggressive-Alt 50 Index	6.26	4.55
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.31% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, and the All Asset Aggressive-Alt 50 Index, which returned 11.96%, 2.08% and 6.26%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (3.9%), international bonds (0.8%), and high-yield bonds (0.7%).

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (6.9%), large cap value stocks (7.7%), mid cap stocks (9.9%), small cap stocks (6.0%) and international stocks (14.5%).

•

As of 12/31/2016, the Portfolio also had allocations (as a percentage of market value excluding cash) of 20.4% in real estate, 29.1% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2016, the U.S. equity markets were up substantially, while non-U.S. stocks and high quality government bonds rose only modestly. Multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories.

•

The Portfolio’s alternative allocation was the biggest contributor to returns, with a natural resources portfolio providing the heftiest absolute gains. Natural resources and gold mines also produced attractive returns. Among equities, a small-cap core portfolio, and certain large-cap value equity portfolios not only rose handsomely, but also outperformed their benchmarks. In line with general market performance, international equity funds were among the biggest laggards. In the Portfolio’s bond holdings, global inflation-linked securities and high-yield were outsized performers.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Alternatives	49.6%
Equity	44.9
Fixed Income	4.1
Repurchase Agreements	1.4

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA Real Estate Portfolio	15.9%
AXA Natural Resources Portfolio	13.7
PowerShares DB Gold Fund	6.9
EQ/GAMCO Mergers and Acquisitions Portfolio	6.0
AXA/AB Small Cap Growth Portfolio	5.6
EQ/MFS International Growth Portfolio	4.8
EQ/BlackRock Basic Value Equity Portfolio	4.7
EQ/T. Rowe Price Growth Stock Portfolio	4.6
EQ/GAMCO Small Company Value Portfolio.	4.4
iShares International Developed Property Fund	4.0

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,036.22	$3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.20

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.63%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares China Large-Cap Fund (x)	230	$7,983
iShares International Developed Property Fund	3,440	115,618
iShares JP Morgan USD Emerging Markets Bond Fund (x)	120	13,226
iShares MSCI EAFE Small-Cap Fund	790	39,374
iShares U.S. Oil & Gas Exploration & Production Fund (x)	650	42,536
PowerShares DB Gold Fund*	5,470	202,554
PowerShares DB Silver Fund*	1,940	48,228
SPDR S&P Emerging Asia Pacific Fund	150	11,270
SPDR S&P Emerging Markets SmallCap Fund	240	9,533

Total Exchange Traded Funds (17.3%) (Cost $576,461)		490,322

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	50,154	398,855
AXA Real Estate Portfolio‡	44,426	465,280
AXA/AB Small Cap Growth Portfolio‡	9,038	163,680
AXA/Janus Enterprise Portfolio*‡	1,251	19,891
AXA/Loomis Sayles Growth Portfolio‡	13,065	85,105
EQ/BlackRock Basic Value Equity Portfolio‡	5,945	137,636
EQ/Boston Advisors Equity Income Portfolio‡	13,016	74,958
EQ/Emerging Markets Equity PLUS Portfolio‡	7,262	58,123
EQ/GAMCO Mergers and Acquisitions Portfolio‡	13,536	176,798
EQ/GAMCO Small Company Value Portfolio‡	2,180	127,619
EQ/Global Bond PLUS Portfolio‡	3,044	26,680
EQ/High Yield Bond Portfolio‡	2,175	20,711
EQ/Intermediate Government Bond Portfolio‡	1,082	11,067
EQ/International Equity Index Portfolio‡	10,710	89,582
EQ/Invesco Comstock Portfolio‡	6,845	108,044
EQ/JPMorgan Value Opportunities Portfolio‡	5,489	101,855
EQ/MFS International Growth Portfolio‡	21,226	139,479
EQ/PIMCO Global Real Return Portfolio‡	1,747	16,958
EQ/PIMCO Ultra Short Bond Portfolio‡	550	5,422
EQ/T. Rowe Price Growth Stock Portfolio*‡	3,460	134,699

Total Investment Companies (83.3%) (Cost $2,488,860)		2,362,442

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	24,542	24,550

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,726, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,781. (xx)	$2,726	$2,726
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,097, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,119. (xx)	1,097	1,097
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,369, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,416. (xx)	2,369	2,369
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $24,570, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $25,060. (xx)	24,569	24,569
Nomura Securities Co. Ltd.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $10,200. (xx)	10,000	10,000

Total Repurchase Agreements		40,761

Total Short-Term Investments (2.3%) (Cost $65,306)		65,311

Total Investments (102.9%) (Cost $3,130,627)		2,918,075
Other Assets Less Liabilities (-2.9%)		(82,277)

Net Assets (100%)		$2,835,798

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $39,702. This was secured by cash collateral of $40,761 which was subsequently invested in joint repurchase agreements with a total value of $40,761, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$538,888	$53,114	$326,605	$398,855	$9,263	$(6,990)
AXA Real Estate Portfolio (a)	691,431	112,728	358,126	465,280	4,024	26,195
AXA/AB Small Cap Growth Portfolio	254,187	43,818	162,219	163,680	962	(8,537)
AXA/Janus Enterprise Portfolio (b)	34,761	2,201	18,572	19,891	—	(3,202)
AXA/Loomis Sayles Growth Portfolio	107,883	32,284	57,954	85,105	484	6,346
EQ/BlackRock Basic Value Equity Portfolio	212,209	22,716	113,508	137,636	2,252	9,293
EQ/Boston Advisors Equity Income Portfolio	100,476	28,172	60,057	74,958	1,583	623
EQ/Emerging Markets Equity PLUS Portfolio	101,479	7,912	63,739	58,123	603	(4,503)
EQ/GAMCO Mergers and Acquisitions Portfolio	248,578	49,839	128,741	176,798	450	8,216
EQ/GAMCO Small Company Value Portfolio	168,803	23,169	91,609	127,619	891	337
EQ/Global Bond PLUS Portfolio	66,298	7,216	50,032	26,680	587	(2,198)
EQ/High Yield Bond Portfolio	30,337	4,017	16,257	20,711	1,094	(743)
EQ/Intermediate Government Bond Portfolio	18,676	6,316	13,837	11,067	103	144
EQ/International Equity Index Portfolio	140,776	27,237	85,664	89,582	2,620	(9,493)
EQ/Invesco Comstock Portfolio	150,900	16,598	72,808	108,044	2,712	110
EQ/JPMorgan Value Opportunities Portfolio	137,594	11,162	65,489	101,855	1,162	11
EQ/MFS International Growth Portfolio	219,528	25,979	116,669	139,479	1,727	(6,625)
EQ/PIMCO Global Real Return Portfolio	36,693	3,822	25,221	16,958	863	(171)
EQ/PIMCO Ultra Short Bond Portfolio	8,800	799	4,297	5,422	68	(44)
EQ/T. Rowe Price Growth Stock Portfolio	181,640	55,595	94,529	134,699	—	7,634

	$3,449,937	$534,694	$1,925,933	$2,362,442	$31,448	$16,403

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$490,322	$—	$—	$490,322
Investment Companies
Investment Companies	—	2,362,442	—	2,362,442
Short-Term Investments
Investment Companies	24,550	—	—	24,550
Repurchase Agreements	—	40,761	—	40,761

Total Assets	$514,872	$2,403,203	$—	$2,918,075

Total Liabilities	$—	$—	$—	$—

Total	$514,872	$2,403,203	$—	$2,918,075

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$605,089
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,297,835

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,193
Aggregate gross unrealized depreciation	(307,456)

Net unrealized depreciation	$(198,263)

Federal income tax cost of investments	$3,116,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $2,488,860)	$2,362,442
Unaffiliated Issuers (Cost $601,006)	514,872
Repurchase Agreements (Cost $40,761)	40,761
Cash	7,180
Receivable from investment manager	7,264
Receivable for securities sold	6,672
Securities lending income receivable	58
Dividends, interest and other receivables	15
Other assets	16

Total assets	2,939,280

LIABILITIES
Payable for return of collateral on securities loaned	40,761
Payable for securities purchased	8,208
Distribution fees payable – Class IB	598
Payable to Separate Accounts for Trust shares redeemed	24
Trustees’ fees payable	8
Accrued expenses	53,883

Total liabilities	103,482

NET ASSETS	$2,835,798

Net assets were comprised of:
Paid in capital	$3,072,961
Accumulated undistributed net investment income (loss)	4,351
Accumulated undistributed net realized gain (loss) on investments	(28,962)
Net unrealized appreciation (depreciation) on investments	(212,552)

Net assets	$2,835,798

Class IB
Net asset value, offering and redemption price per share, $2,835,798 / 305,172 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.29

(x)	Includes value of securities on loan of $39,702.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($31,448 of dividend income received from affiliates)	$42,719
Interest	51
Securities lending (net)	1,416

Total income	44,186

EXPENSES
Custodian fees	89,000
Professional fees	39,594
Administrative fees	32,505
Distribution fees – Class IB	6,474
Investment management fees	3,542
Printing and mailing expenses	422
Trustees’ fees	88
Tax expense	74
Miscellaneous	364

Gross expenses	172,063
Less: Waiver from investment manager	(36,047)
Reimbursement from investment manager	(115,641)

Net expenses	20,375

NET INVESTMENT INCOME (LOSS)	23,811

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(23,897) of realized gain (loss) from affiliates)	(56,317)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	40,300

Net realized gain (loss)	(16,017)

Net change in unrealized appreciation (depreciation) on investments ($303,744 of change in unrealized appreciation (depreciation) from affiliates)	411,321

NET REALIZED AND UNREALIZED GAIN (LOSS)	395,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$419,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,811	$33,445
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(16,017)	65,633
Net change in unrealized appreciation (depreciation) on investments	411,321	(398,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	419,115	(298,942)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(31,067)	(20,319)
Class K (b)	—	(21,336)

	(31,067)	(41,655)

Distributions from net realized capital gains
Class IB	(16,944)	(88,246)
Class K (b)	—	(75,683)

	(16,944)	(163,929)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(48,011)	(205,584)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 31,787 and 20,828 shares, respectively ]	274,962	189,815
Capital shares issued in reinvestment of dividends and distributions [ 5,128 and 12,654 shares, respectively ]	48,011	108,565
Capital shares repurchased [ (2,527) and (5,210) shares, respectively ]	(22,950)	(49,959)

Total Class IB transactions	300,023	248,421

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 11,294 shares, respectively ]	—	97,019
Capital shares repurchased [ (223,210) and 0 shares, respectively ]	(2,029,849)	—

Total Class K transactions	(2,029,849)	97,019

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,729,826)	345,440

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,358,722)	(159,086)
NET ASSETS:
Beginning of year	4,194,520	4,353,606

End of year (a)	$2,835,798	$4,194,520

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,351	$4,863

(b) After the close of business on July 7, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.06	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.87	(0.71)	0.01 †	(0.16)

Total from investment operations	0.96	(0.65)	0.16	(0.05)

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.26)	(0.17)
Distributions from net realized gains	(0.06)	(0.36)	—	(0.10)

Total dividends and distributions	(0.16)	(0.44)	(0.26)	(0.27)

Net asset value, end of period	$9.29	$8.49	$9.58	$9.68

Total return (b)	11.31%	(6.87)%	1.69%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,836	$2,299	$2,323	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.39%	4.56%	5.06%	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.97%	0.67%	1.53%	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.78)%	(3.24)%	(2.97)%	2.59	%(l)
Portfolio turnover rate (z)^	17%	15%	12%	1%

	January 1, 2016 to July 7, 2016‡	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.08	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.63	(0.71)	0.02 †	(0.16)

Total from investment operations	0.62	(0.63)	0.19	(0.05)

Less distributions:
Dividends from net investment income	—	(0.10)	(0.29)	(0.17)
Distributions from net realized gains	—	(0.36)	—	(0.10)

Total dividends and distributions	—	(0.46)	(0.29)	(0.27)

Net asset value, end of period	$9.11	$8.49	$9.58	$9.68

Total return (b)	7.30%	(6.65)%	1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$1,895	$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.41%	4.29%	4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.13)%	0.88%	1.68%	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.14)%	(3.01)%	(2.73)%	2.84	%(l)
Portfolio turnover rate^	17%	15%	12%	1	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on July 7, 2016, operations ceased and shares of seed capital were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	12.18%	0.16%
S&P 500 Index	11.96	10.15
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.76
All Asset Aggressive-Alt 75 Index	4.45	3.67
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.18% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the All Asset Aggressive-Alt 75 Index, which returned 11.96%, 2.08% and 4.45%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (4.9%), international bonds (0.9%), and high-yield bonds (0.7%).

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (3.2%), large cap value stocks (3.5%), mid cap stocks (4.4%), small cap stocks (2.5%) and international stocks (6.2%).

•

As of 12/31/2016, the Portfolio also had allocations (as a percentage of market value excluding cash) of 27.5% in real estate and 46.1% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2016, the U.S. equity markets were up substantially, while non-U.S. stocks and high quality government bonds rose only modestly. Multi-alternative portfolios performed moderately well, mainly due to high returns in non-traditional categories.

•

The Portfolio’s alternative allocation was the biggest contributor to returns, with a natural resources portfolio providing the heftiest absolute gains. Natural resources and gold mines also produced attractive returns. Among equities, a small-cap core portfolio, and certain large-cap value equity portfolios not only rose handsomely, but also outperformed their benchmarks. In line with general market performance, international equity funds were among the biggest laggards. In the Portfolio’s bond holdings, global inflation-linked securities and high-yield were outsized performers.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Alternatives	74.8%
Equity	19.9
Fixed Income	3.9
Repurchase Agreements	1.4

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA Natural Resources Portfolio	23.2%
AXA Real Estate Portfolio	21.1
EQ/GAMCO Mergers and Acquisitions Portfolio	12.6
PowerShares DB Gold Fund	7.5
iShares International Developed Property Fund	5.7
iShares U.S. Oil & Gas Exploration & Production Fund	2.8
AXA/AB Small Cap Growth Portfolio	2.4
EQ/BlackRock Basic Value Equity Portfolio	2.3
EQ/T. Rowe Price Growth Stock Portfolio	2.2
EQ/MFS International Growth Portfolio	2.2

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,018.58	$3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.94	3.24

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 0.64%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares China Large-Cap Fund (x)	140	$4,859
iShares International Developed Property Fund	5,330	179,141
iShares JP Morgan USD Emerging Markets Bond Fund (x)	130	14,329
iShares MSCI EAFE Small-Cap Fund	310	15,450
iShares U.S. Oil & Gas Exploration & Production Fund (x)	1,320	86,381
PowerShares DB Gold Fund*	6,320	234,030
PowerShares DB Silver Fund (x)*	2,400	59,664
SPDR S&P Emerging Asia Pacific Fund	100	7,513
SPDR S&P Emerging Markets SmallCap Fund	150	5,958

Total Exchange Traded Funds (20.0%) (Cost $736,334)		607,325

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	90,828	722,318
AXA Real Estate Portfolio‡	62,975	659,547
AXA/AB Small Cap Growth Portfolio‡	4,043	73,212
AXA/Janus Enterprise Portfolio*‡	697	11,081
AXA/Loomis Sayles Growth Portfolio‡	6,557	42,715
EQ/BlackRock Basic Value Equity Portfolio‡	3,116	72,138
EQ/Boston Advisors Equity Income Portfolio‡	6,001	34,557
EQ/Emerging Markets Equity PLUS Portfolio‡	2,325	18,606
EQ/GAMCO Mergers and Acquisitions Portfolio‡	30,164	393,982
EQ/GAMCO Small Company Value Portfolio‡	943	55,188
EQ/Global Bond PLUS Portfolio‡	3,329	29,179
EQ/High Yield Bond Portfolio‡	2,385	22,713
EQ/Intermediate Government Bond Portfolio‡	713	7,298
EQ/International Equity Index Portfolio‡	5,004	41,854
EQ/Invesco Comstock Portfolio‡	3,219	50,817
EQ/JPMorgan Value Opportunities Portfolio‡	2,567	47,622
EQ/MFS International Growth Portfolio‡	10,219	67,150
EQ/PIMCO Global Real Return Portfolio‡	1,920	18,635
EQ/PIMCO Ultra Short Bond Portfolio‡	597	5,892
EQ/T. Rowe Price Growth Stock Portfolio*‡	1,737	67,611

Total Investment Companies (80.5%) (Cost $2,659,138)		2,442,115

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	26,362	26,370

	Principal Amount	Value (Note 1)

Repurchase Agreements (1.4%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $10,200. (xx)	$10,000	$10,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,446, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,475. (xx)	1,446	1,446
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $3,592, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $3,664. (xx)	3,592	3,592
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,121, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $3,183. (xx)	3,121	3,121
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $24,911, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $25,408. (xx)	24,910	24,910

Total Repurchase Agreements		43,069

Total Short-Term Investments (2.3%) (Cost $69,434)		69,439

Total Investments (102.8%) (Cost $3,464,906)		3,118,879
Other Assets Less Liabilities (-2.8%)		(85,303)

Net Assets (100%)		$3,033,576

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $41,939. This was secured by cash collateral of $43,069 which was subsequently invested in joint repurchase agreements with a total value of $43,069, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$883,808	$249,874	$662,385	$722,318	$16,769	$(32,449)
AXA Real Estate Portfolio (a)	950,734	258,771	573,330	659,547	5,828	33,639
AXA/AB Small Cap Growth Portfolio	101,142	40,473	79,402	73,212	429	(2,357)
AXA/Janus Enterprise Portfolio (b)	17,876	3,621	11,023	11,081	—	(1,487)
AXA/Loomis Sayles Growth Portfolio	59,026	10,547	28,065	42,715	243	2,139
EQ/BlackRock Basic Value Equity Portfolio	92,743	24,683	53,694	72,138	1,180	3,155
EQ/Boston Advisors Equity Income Portfolio	36,342	30,920	33,722	34,557	729	2,257
EQ/Emerging Markets Equity PLUS Portfolio	38,760	5,617	30,442	18,606	193	(1,547)
EQ/GAMCO Mergers and Acquisitions Portfolio	517,841	176,781	313,199	393,982	1,003	20,659
EQ/GAMCO Small Company Value Portfolio	82,927	25,644	66,540	55,188	385	764
EQ/Global Bond PLUS Portfolio	56,092	16,969	45,853	29,179	641	(1,011)
EQ/High Yield Bond Portfolio	35,470	8,431	24,475	22,713	1,199	(1,214)
EQ/Intermediate Government Bond Portfolio	29,302	6,697	28,696	7,298	68	147
EQ/International Equity Index Portfolio	56,903	28,687	46,543	41,854	1,224	(3,621)
EQ/Invesco Comstock Portfolio	65,747	17,547	38,768	50,817	1,276	19
EQ/JPMorgan Value Opportunities Portfolio	58,860	9,343	28,508	47,622	543	(8)
EQ/MFS International Growth Portfolio	101,388	24,456	64,028	67,150	831	(3,959)
EQ/PIMCO Global Real Return Portfolio	35,738	8,219	26,911	18,635	948	(10)
EQ/PIMCO Ultra Short Bond Portfolio	8,896	1,882	5,006	5,892	75	(41)
EQ/T. Rowe Price Growth Stock Portfolio	82,410	43,070	57,190	67,611	—	1,224

	$3,312,005	$992,232	$2,217,780	$2,442,115	$33,564	$16,299

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$607,325	$—	$—	$607,325
Investment Companies
Investment Companies	—	2,442,115	—	2,442,115
Short-Term Investments
Investment Companies	26,370	—	—	26,370
Repurchase Agreements	—	43,069	—	43,069

Total Assets	$633,695	$2,485,184	$—	$3,118,879

Total Liabilities	$—	$—	$—	$—

Total	$633,695	$2,485,184	$—	$3,118,879

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,102,981
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,643,910

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,316
Aggregate gross unrealized depreciation	(375,877)

Net unrealized depreciation	$(320,561)

Federal income tax cost of investments	$3,439,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $2,659,138)	$2,442,115
Unaffiliated Issuers (Cost $762,699)	633,695
Repurchase Agreements (Cost $43,069)	43,069
Cash	6,998
Receivable for securities sold	14,679
Receivable from investment manager	6,829
Securities lending income receivable	111
Dividends, interest and other receivables	14
Other assets	14

Total assets	3,147,524

LIABILITIES
Payable for return of collateral on securities loaned	43,069
Payable for securities purchased	15,809
Distribution fees payable – Class IB	639
Payable to Separate Accounts for Trust shares redeemed	34
Trustees’ fees payable	8
Accrued expenses	54,389

Total liabilities	113,948

NET ASSETS	$3,033,576

Net assets were comprised of:
Paid in capital	$3,415,266
Accumulated undistributed net investment income (loss)	6,409
Accumulated undistributed net realized gain (loss) on investments	(42,072)
Net unrealized appreciation (depreciation) on investments	(346,027)

Net assets	$3,033,576

Class IB
Net asset value, offering and redemption price per share, $3,033,576 / 338,896 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.95

(x)	Includes value of securities on loan of $41,939.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($33,564 of dividend income received from affiliates)	$47,978
Interest	53
Securities lending (net)	1,689

Total income	49,720

EXPENSES
Custodian fees	89,500
Professional fees	39,597
Administrative fees	32,504
Distribution fees – Class IB	6,868
Investment management fees	3,665
Printing and mailing expenses	428
Tax expense	102
Trustees’ fees	89
Miscellaneous	366

Gross expenses	173,119
Less: Waiver from investment manager	(36,169)
Reimbursement from investment manager	(115,615)

Net expenses	21,335

NET INVESTMENT INCOME (LOSS)	28,385

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(22,989) of realized gain (loss) from affiliates)	(59,343)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	39,288

Net realized gain (loss)	(20,055)

Net change in unrealized appreciation (depreciation) on investments ($355,658 of change in unrealized appreciation (depreciation) from affiliates)	474,730

NET REALIZED AND UNREALIZED GAIN (LOSS)	454,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$483,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,385	$39,223
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	(20,055)	46,239
Net change in unrealized appreciation (depreciation) on investments	474,730	(500,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	483,060	(414,629)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(41,759)	(27,776)
Class K (b)	—	(25,616)

	(41,759)	(53,392)

Distributions from net realized capital gains
Class IB	—	(70,956)
Class K (b)	—	(54,867)

	—	(125,823)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(41,759)	(179,215)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 96,432 and 24,630 shares, respectively ]	849,712	222,289
Capital shares issued in reinvestment of dividends and distributions [ 4,688 and 12,012 shares, respectively ]	41,759	98,732
Capital shares repurchased [ (56,010) and (4,438) shares, respectively ]	(500,308)	(41,581)

Total Class IB transactions	391,163	279,440

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 9,784 shares, respectively ]	—	80,483
Capital shares repurchased [ (222,714) and 0 shares, respectively ]	(1,975,768)	—

Total Class K transactions	(1,975,768)	80,483

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,584,605)	359,923

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,143,304)	(233,921)
NET ASSETS:
Beginning of year	4,176,880	4,410,801

End of year (a)	$3,033,576	$4,176,880

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,409	$6,862

(b) After the close of business on July 7, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.07	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.90	(0.92)	(0.15)	(0.28)

Total from investment operations	0.99	(0.85)	0.04	(0.17)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.30)	(0.17)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	(0.13)	(0.36)	(0.30)	(0.27)

Net asset value, end of period	$8.95	$8.09	$9.30	$9.56

Total return (b)	12.18%	(9.24)%	0.38%	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,034	$2,376	$2,432	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.16%	4.52%	5.01%	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.06%	0.80%	1.88%	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.46)%	(3.07)%	(2.56)%	2.64	%(l)
Portfolio turnover rate (z)^	30%	13%	11%	1%

	January 1, 2016 to July 7, 2016‡	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	— #	0.09	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.81	(0.92)	(0.13)	(0.27)

Total from investment operations	0.81	(0.83)	0.06	(0.16)

Less distributions:
Dividends from net investment income	—	(0.12)	(0.32)	(0.18)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	—	(0.38)	(0.32)	(0.28)

Net asset value, end of period	$8.90	$8.09	$9.30	$9.56

Total return (b)	10.01%	(9.01)%	0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$1,801	$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.41%	4.24%	4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.07)%	1.01%	1.95%	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.08)%	(2.83)%	(2.36)%	2.88	%(l)
Portfolio turnover rate^	30%	13%	11%	1	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
‡	After the close of business on July 7, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	1.39%	1.41%	1.48%
S&P 500 Index	11.96	14.66	15.96
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	1.14
AXA Ultra Conservative Strategy Index (new)†	2.27	2.30	2.51
AXA Ultra Conservative Strategy Index (old)	2.16	2.29	2.44

*   Date of inception 9/28/11.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Ultra Conservative Strategy Index (old), was replaced with the AXA Ultra Conservative Strategy Index (new). The Investment Manager believes the AXA Ultra Conservative Strategy Index (new) serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.39% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Ultra Conservative Strategy Index (new), which returned 11.96%, 1.05% and 2.27%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (2.6%), large cap value stocks (2.4%), mid cap stocks (2.0%), small cap stocks (1.9%) and international stocks (1.8%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (89.3%).

•	The Portfolio’s performance is a function of its respective sector weightings. In 2016, the Portfolio slightly underperformed its composite benchmark, after a margin for fees.

•

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s substantial fixed income allocation contributed positively to returns for the year, but its small equity allocation provided the bulk of gains, as its four equity holdings rose in line with their broad markets.

•

As would be expected given its very conservative allocation profile with only a small allocation to stocks, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	89.1%
Equity	10.9

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	89.1%
AXA 500 Managed Volatility Portfolio	6.3
AXA 2000 Managed Volatility Portfolio	2.3
AXA International Managed Volatility Portfolio	1.7
AXA 400 Managed Volatility Portfolio	0.6

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$989.75	$2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.43

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	276,185	$5,566,829
AXA 400 Managed Volatility Portfolio‡	63,090	1,359,097
AXA 500 Managed Volatility Portfolio‡	747,490	15,353,402
AXA International Managed Volatility Portfolio‡	365,992	4,210,919
EQ/Intermediate Government Bond Portfolio‡	21,221,643	217,145,971

Total Investments (99.7%) (Cost $246,190,390)		243,636,218
Other Assets Less Liabilities (0.3%)		824,369

Net Assets (100%)		$244,460,587

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$876,835	$33,407,872	$29,855,238	$5,566,829	$57,251	$2,634,979
AXA 400 Managed Volatility Portfolio	257,951	9,573,367	8,648,598	1,359,097	14,348	921,735
AXA 500 Managed Volatility Portfolio	3,335,205	119,124,750	108,686,616	15,353,402	259,755	7,669,792
AXA International Managed Volatility Portfolio	777,023	28,565,553	25,374,102	4,210,919	69,759	1,105,631
EQ/Intermediate Government Bond Portfolio	45,411,031	1,724,875,540	1,547,750,015	217,145,971	2,294,614	2,467,261

	$50,658,045	$1,915,547,082	$1,720,314,569	$243,636,218	$2,695,727	$14,799,398

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$243,636,218	$—	$243,636,218

Total Assets	$—	$243,636,218	$—	$243,636,218

Total Liabilities	$—	$—	$—	$—

Total	$—	$243,636,218	$—	$243,636,218

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,915,547,082
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,734,382,171

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,223,621
Aggregate gross unrealized depreciation	(5,796,362)

Net unrealized depreciation	$(2,572,741)

Federal income tax cost of investments	$246,208,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value
Affiliated Issuers (Cost $246,190,390)	$243,636,218
Receivable from Separate Accounts for Trust shares sold	923,256
Receivable for securities sold	307,282
Dividends, interest and other receivables	161
Other assets	4,922

Total assets	244,871,839

LIABILITIES
Overdraft payable	301,831
Distribution fees payable – Class IB	60,157
Administrative fees payable	3,969
Payable to Separate Accounts for Trust shares redeemed	1,042
Trustees’ fees payable	269
Accrued expenses	43,984

Total liabilities	411,252

NET ASSETS	$244,460,587

Net assets were comprised of:
Paid in capital	$245,906,842
Accumulated undistributed net investment income (loss)	16,023
Accumulated undistributed net realized gain (loss) on investments	1,091,894
Net unrealized appreciation (depreciation) on investments	(2,554,172)

Net assets	$244,460,587

Class IB
Net asset value, offering and redemption price per share, $244,460,587 / 25,016,579 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($2,695,727 of dividend income received from affiliates)	$2,723,593
Interest	134

Total income	2,723,727

EXPENSES
Distribution fees – Class IB	997,642
Administrative fees	591,353
Investment management fees	399,051
Custodian fees	154,000
Professional fees	49,749
Printing and mailing expenses	29,980
Trustees’ fees	9,586
Miscellaneous	18,719

Gross expenses	2,250,080
Less: Waiver from investment manager	(334,554)

Net expenses	1,915,526

NET INVESTMENT INCOME (LOSS)	808,201

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($14,067,602 of realized gain (loss) from affiliates)	14,071,241
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	731,796

Net realized gain (loss)	14,803,037

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	(2,254,340)

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,548,697

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,356,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$808,201	$215,059
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	14,803,037	260,223
Net change in unrealized appreciation (depreciation) on investments	(2,254,340)	(354,233)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,356,898	121,049

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(883,342)	(251,891)
Distributions from net realized capital gains
Class IB	(13,774,132)	(82,677)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,657,474)	(334,568)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 185,929,921 and 8,478,135 shares, respectively ]	1,912,880,784	87,625,508
Capital shares issued in reinvestment of dividends and distributions [ 1,501,736 and 32,617 shares, respectively ]	14,657,474	334,568
Capital shares repurchased [ (167,417,582) and (4,250,310) shares, respectively ]	(1,732,976,758)	(44,200,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	194,561,500	43,759,756

TOTAL INCREASE (DECREASE) IN NET ASSETS	193,260,924	43,546,237
NET ASSETS:
Beginning of year	51,199,663	7,653,426

End of year (a)	$244,460,587	$51,199,663

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,023	$107

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$10.23		$10.31		$10.21		$10.14		$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.02		0.12		0.04		0.01		0.06
Net realized and unrealized gain (loss) on investments	0.13		(0.12)		0.16		0.12		0.19

Total from investment operations	0.15		—	#	0.20		0.13		0.25

Less distributions:
Dividends from net investment income	(0.04)		(0.06)		(0.05)		(0.04)		(0.04)
Distributions from net realized gains	(0.57)		(0.02)		(0.05)		(0.02)		(0.11)

Total dividends and distributions	(0.61)		(0.08)		(0.10)		(0.06)		(0.15)

Net asset value, end of year	$9.77		$10.23		$10.31		$10.21		$10.14

Total return	1.39%		(0.02)%		1.89%		1.29%		2.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$244,461		$51,200		$7,653		$5,354		$299
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.48	%(j)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.42	%(j)
Before waivers and reimbursements (f)	0.56%		1.00%		2.02%		2.87%		52.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.20%		1.14%		0.36%		0.09%		0.58%
Before waivers and reimbursements (f)(x)	0.12%		0.62%		(1.19)%		(2.32)%		(51.57)%
Portfolio turnover rate^	452%		208%		25%		21%		553%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	2.79%	2.81%	3.92%
S&P 500 Index	11.96	14.66	15.50
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	2.16
AXA Conservative Strategy Index (new)†	3.38	3.42	4.44
AXA Conservative Strategy Index (old)	3.15	3.41	4.28

*   Date of inception 4/30/09.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Conservative Strategy Index (old), was replaced with the AXA Conservative Strategy Index (new). The Investment Manager believes the AXA Conservative Strategy Index (new) serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.79% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Conservative Strategy Index (new), which returned 11.96%, 1.05% and 3.38%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (5.2%), large cap value stocks (4.8%), mid cap stocks (3.5%), small cap stocks (3.5%) and international stocks (3.5%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (79.5%).

•	In 2016, the Portfolio roughly matched its composite benchmark, after a margin for fees.

•

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s substantial fixed income allocation contributed positively to returns for the year, with a core bond holding outperforming its comparable index. The equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets.

•

As would be expected given its conservative allocation profile dominated by bonds with a small allocation to stock, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	79.2%
Equity	20.8

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	35.7%
EQ/Core Bond Index Portfolio	32.1
AXA 500 Managed Volatility Portfolio	12.6
AXA/AB Short Duration Government Bond Portfolio	11.4
AXA 2000 Managed Volatility Portfolio	4.2
AXA International Managed Volatility Portfolio	3.3
AXA 400 Managed Volatility Portfolio	0.7
JPMorgan Prime Money Market Fund, IM Shares	0.0	#
# Less than 0.05%

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,002.29	$2.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.30

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.45%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	1,907,132	$38,440,500
AXA 400 Managed Volatility Portfolio‡	295,789	6,371,941
AXA 500 Managed Volatility Portfolio‡	5,566,777	114,341,318
AXA International Managed Volatility Portfolio‡	2,604,411	29,965,078
AXA/AB Short Duration Government Bond Portfolio‡	10,514,739	104,100,752
EQ/Core Bond Index Portfolio‡	29,715,294	292,601,029
EQ/Intermediate Government Bond Portfolio‡	31,751,666	324,892,196

Total Investment Companies (100.0%) (Cost $875,324,635)		910,712,814

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	341,399	341,501
Total Short-Term Investment (0.0%) (Cost $341,501)		341,501

Total Investments (100.0%) (Cost $875,666,136)		911,054,315
Other Assets Less Liabilities (0.0%)		(322,113)

Net Assets (100%)		$910,732,202

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$29,348,904	$9,741,340	$7,150,140	$38,440,500	$368,109	$782,082
AXA 400 Managed Volatility Portfolio	5,589,181	1,463,986	1,466,034	6,371,941	61,566	268,185
AXA 500 Managed Volatility Portfolio	105,545,526	27,482,023	28,848,606	114,341,318	1,655,220	1,674,833
AXA International Managed Volatility Portfolio	25,750,870	7,003,717	2,682,903	29,965,078	447,956	51
AXA/AB Short Duration Government Bond Portfolio	100,517,194	21,658,686	18,117,946	104,100,752	357,761	(4,653)
EQ/Core Bond Index Portfolio	260,416,063	63,080,456	29,606,745	292,601,029	5,163,550	(46)
EQ/Intermediate Government Bond Portfolio	292,672,088	69,105,263	34,823,560	324,892,196	3,047,622	590,395

	$819,839,826	$199,535,471	$122,695,934	$910,712,814	$11,101,784	$3,310,847

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$910,712,814	$—	$910,712,814
Short-Term Investments
Investment Companies	341,501	—	—	341,501

Total Assets	$341,501	$910,712,814	$—	$911,054,315

Total Liabilities	$—	$—	$—	$—

Total	$341,501	$910,712,814	$—	$911,054,315

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$199,535,471
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$123,631,799

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,291,748
Aggregate gross unrealized depreciation	(9,951,054)

Net unrealized appreciation	$35,340,694

Federal income tax cost of investments	$875,713,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $875,324,635)	$910,712,814
Unaffiliated Issuers (Cost $341,501)	341,501
Cash	140,000
Receivable from Separate Accounts for Trust shares sold	738,746
Dividends, interest and other receivables	71
Other assets	2,973

Total assets	911,936,105

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	617,107
Payable for securities purchased	202,417
Distribution fees payable – Class IB	193,610
Administrative fees payable	108,996
Investment management fees payable	29,993
Trustees’ fees payable	1,007
Accrued expenses	50,773

Total liabilities	1,203,903

NET ASSETS	$910,732,202

Net assets were comprised of:
Paid in capital	$872,572,478
Accumulated undistributed net investment income (loss)	32,547
Accumulated undistributed net realized gain (loss) on investments	2,738,998
Net unrealized appreciation (depreciation) on investments	35,388,179

Net assets	$910,732,202

Class IB
Net asset value, offering and redemption price per share, $910,732,202 / 76,385,574 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($11,101,784 of dividend income received from affiliates)	$11,104,987
Interest	3,148

Total income	11,108,135

EXPENSES
Distribution fees – Class IB	2,243,125
Administrative fees	1,321,935
Investment management fees	897,237
Professional fees	62,772
Printing and mailing expenses	59,730
Custodian fees	39,850
Trustees’ fees	19,974
Miscellaneous	17,114

Gross expenses	4,661,737
Less: Waiver from investment manager	(594,251)

Net expenses	4,067,486

NET INVESTMENT INCOME (LOSS)	7,040,649

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($935,865 of realized gain (loss) from affiliates)	935,964
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	2,374,982

Net realized gain (loss)	3,310,946

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	14,033,451

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,344,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,385,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,040,649	$5,081,491
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	3,310,946	4,489,230
Net change in unrealized appreciation (depreciation) on investments	14,033,451	(11,270,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,385,046	(1,699,631)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(7,364,994)	(6,693,562)
Distributions from net realized capital gains
Class IB	(2,389,969)	(1,106,425)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,754,963)	(7,799,987)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,602,024 and 21,449,619 shares, respectively ]	268,957,454	255,342,013
Capital shares issued in reinvestment of dividends and distributions [ 815,533 and 663,722 shares, respectively ]	9,754,963	7,799,987
Capital shares repurchased [ (16,977,999) and (13,697,968) shares, respectively ]	(202,344,911)	(163,164,456)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	76,367,506	99,977,544

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,997,589	90,477,926
NET ASSETS:
Beginning of year	819,734,613	729,256,687

End of year (a)	$910,732,202	$819,734,613

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$32,547	$13,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$11.72		$11.85		$11.73		$11.39		$10.99

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.08		0.06		0.05		0.09
Net realized and unrealized gain (loss) on investments	0.24		(0.09)		0.24		0.45		0.40

Total from investment operations	0.33		(0.01)		0.30		0.50		0.49

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.09)		(0.12)		(0.09)
Distributions from net realized gains	(0.03)		(0.02)		(0.09)		(0.04)		—

Total dividends and distributions	(0.13)		(0.12)		(0.18)		(0.16)		(0.09)

Net asset value, end of year	$11.92		$11.72		$11.85		$11.73		$11.39

Total return	2.79%		(0.15)%		2.58%		4.42%		4.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$910,732		$819,735		$729,257		$633,456		$513,712
Ratio of expenses to average net assets:
After waivers (f)	0.45	%(j)	0.45	%(j)	0.44	%(j)	0.43	%(j)	0.43	%(j)
Before waivers (f)	0.52%		0.52%		0.53%		0.54%		0.55%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.78%		0.65%		0.50%		0.43%		0.84%
Before waivers (f)(x)	0.72%		0.58%		0.41%		0.33%		0.72%
Portfolio turnover rate^	14%		8%		11%		12%		14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	5.02%	5.15%	6.07%
S&P 500 Index	11.96	14.66	15.50
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	2.16
AXA Conservative Growth Strategy Index (new)†	5.88	5.90	7.01
AXA Conservative Growth Strategy Index (old)	5.39	5.86	6.67

*   Date of inception 4/30/09.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Conservative Growth Strategy Index (old), was replaced with the AXA Conservative Growth Strategy Index (new). The Investment Manager believes the AXA Conservative Growth Strategy Index (new) serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.02% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Conservative Growth Strategy Index (new), which returned 11.96%, 1.05% and 5.88%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (10.6%), large cap value stocks (9.6%), mid cap stocks (6.7%), small cap stocks (6.8%) and international stocks (6.8%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (59.5%).

•	In 2016, the Portfolio roughly matched its composite benchmark, after a margin for fees.

•

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s fixed income allocation contributed positively to returns for the year, with a core bond holding outperforming its comparable index. The equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets.

•

As would be expected given its conservative allocation profile — with a larger allocation to bonds and modest holdings in stocks — the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Fixed Income	59.0%
Equity	41.0

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
EQ/Intermediate Government Bond Portfolio	27.3%
AXA 500 Managed Volatility Portfolio	25.3
EQ/Core Bond Index Portfolio	24.4
AXA 2000 Managed Volatility Portfolio	8.4
AXA/AB Short Duration Government Bond Portfolio	7.3
AXA International Managed Volatility Portfolio	6.5
AXA 400 Managed Volatility Portfolio	0.8
JPMorgan Prime Money Market Fund, IM Shares	0.0	#
# Less than 0.05%

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,023.69	$2.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.44

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	6,363,479	$128,263,478
AXA 400 Managed Volatility Portfolio‡	595,636	12,831,307
AXA 500 Managed Volatility Portfolio‡	18,887,283	387,943,822
AXA International Managed Volatility Portfolio‡	8,570,533	98,608,346
AXA/AB Short Duration Government Bond Portfolio‡	11,307,810	111,952,521
EQ/Core Bond Index Portfolio‡	37,948,862	373,675,463
EQ/Intermediate Government Bond Portfolio‡	40,836,216	417,847,937

Total Investment Companies (100.1%) (Cost $1,404,362,572)		1,531,122,874

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	337,461	$337,562

Total Short-Term Investment (0.0%) (Cost $337,562)		337,562

Total Investments (100.1%) (Cost $1,404,700,134)		1,531,460,436
Other Assets Less Liabilities (-0.1%)		(1,435,868)

Net Assets (100%)		$1,530,024,568

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$100,039,180	$25,976,323	$18,445,709	$128,263,478	$1,218,202	$2,349,949
AXA 400 Managed Volatility Portfolio	11,663,711	2,109,658	2,446,798	12,831,307	121,231	478,084
AXA 500 Managed Volatility Portfolio	359,428,927	63,065,992	67,324,647	387,943,822	5,514,608	3,852,259
AXA International Managed Volatility Portfolio	87,995,064	16,512,869	5,040,200	98,608,346	1,465,264	258
AXA/AB Short Duration Government Bond Portfolio	112,102,642	17,744,378	17,979,063	111,952,521	376,707	(32,714)
EQ/Core Bond Index Portfolio	336,294,098	68,862,756	30,058,764	373,675,463	6,519,875	(1,502)
EQ/Intermediate Government Bond Portfolio	380,299,844	74,645,267	34,780,555	417,847,937	3,875,079	749,840

	$1,387,823,466	$268,917,243	$176,075,736	$1,531,122,874	$19,090,966	$7,396,174

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,531,122,874	$—	$1,531,122,874
Short-Term Investments
Investment Companies	337,562	—	—	337,562

Total Assets	$337,562	$1,531,122,874	$—	$1,531,460,436

Total Liabilities	$—	$—	$—	$—

Total	$337,562	$1,531,122,874	$—	$1,531,460,436

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$268,917,243
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$177,147,308

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$141,315,839
Aggregate gross unrealized depreciation	(14,648,424)

Net unrealized appreciation	$126,667,415

Federal income tax cost of investments	$1,404,793,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,404,362,572)	$1,531,122,874
Unaffiliated Issuers (Cost $337,562)	337,562
Cash	71,000
Receivable from Separate Accounts for Trust shares sold	396,225
Dividends, interest and other receivables	301
Other assets	4,774

Total assets	1,531,932,736

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	748,159
Payable for securities purchased	505,878
Distribution fees payable – Class IB	322,875
Administrative fees payable	181,768
Investment management fees payable	89,519
Trustees’ fees payable	1,783
Accrued expenses	58,186

Total liabilities	1,908,168

NET ASSETS	$1,530,024,568

Net assets were comprised of:
Paid in capital	$1,397,212,738
Accumulated undistributed net investment income (loss)	96,571
Accumulated undistributed net realized gain (loss) on investments	5,954,957
Net unrealized appreciation (depreciation) on investments	126,760,302

Net assets	$1,530,024,568

Class IB
Net asset value, offering and redemption price per share, $1,530,024,568 / 112,291,077 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.63

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($19,090,966 of dividend income received from affiliates)	$19,093,254
Interest	5,088

Total income	19,098,342

EXPENSES
Distribution fees – Class IB	3,644,862
Administrative fees	2,147,985
Investment management fees	1,457,923
Printing and mailing expenses	96,595
Professional fees	77,360
Custodian fees	46,000
Trustees’ fees	32,618
Miscellaneous	28,444

Gross expenses	7,531,787
Less: Waiver from investment manager	(536,941)

Net expenses	6,994,846

NET INVESTMENT INCOME (LOSS)	12,103,496

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($1,071,572 of realized gain (loss) from affiliates)	1,071,577
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	6,324,602

Net realized gain (loss)	7,396,179

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	50,457,901

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,854,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,957,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,103,496	$7,764,995
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	7,396,179	13,997,152
Net change in unrealized appreciation (depreciation) on investments	50,457,901	(28,848,243)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,957,576	(7,086,096)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(13,024,770)	(13,215,381)
Distributions from net realized capital gains
Class IB	(6,947,748)	(9,050,891)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(19,972,518)	(22,266,272)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 20,256,731 and 18,490,468 shares, respectively ]	270,537,360	249,327,773
Capital shares issued in reinvestment of dividends and distributions [ 1,460,441 and 1,686,838 shares, respectively ]	19,972,518	22,266,272
Capital shares repurchased [ (14,888,461) and (10,631,910) shares, respectively ]	(197,547,699)	(143,323,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	92,962,179	128,270,972

TOTAL INCREASE (DECREASE) IN NET ASSETS	142,947,237	98,918,604
NET ASSETS:
Beginning of year	1,387,077,331	1,288,158,727

End of year (a)	$1,530,024,568	$1,387,077,331

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$96,571	$31,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.15		$13.43		$13.25		$12.23		$11.50

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.08		0.06		0.05		0.09
Net realized and unrealized gain (loss) on investments	0.55		(0.14)		0.45		1.23		0.73

Total from investment operations	0.66		(0.06)		0.51		1.28		0.82

Less distributions:
Dividends from net investment income	(0.12)		(0.13)		(0.14)		(0.21)		(0.09)
Distributions from net realized gains	(0.06)		(0.09)		(0.19)		(0.05)		—

Total dividends and distributions	(0.18)		(0.22)		(0.33)		(0.26)		(0.09)

Net asset value, end of year	$13.63		$13.15		$13.43		$13.25		$12.23

Total return	5.02%		(0.48)%		3.81%		10.54%		7.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,530,025		$1,387,077		$1,288,159		$1,078,231		$748,775
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.48	%(j)	0.46	%(j)	0.45	%(j)	0.45	%(j)
Before waivers (f)	0.52%		0.52%		0.52%		0.53%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.83%		0.57%		0.47%		0.38%		0.71%
Before waivers (f)(x)	0.79%		0.53%		0.41%		0.30%		0.62%
Portfolio turnover rate^	12%		5%		7%		7%		13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	5.97%	6.27%	7.04%
Portfolio – Class IB Shares*	5.96	6.28	6.97
S&P 500 Index	11.96	14.66	15.50
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	2.16
AXA Balanced Strategy Index (new)†	7.06	7.21	8.34
AXA Balanced Strategy Index (old)	6.45	7.17	7.92

*    Date of inception 4/30/09.

**   Date of inception 9/11/09.

†    In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Balanced Strategy Index (old), was replaced with the AXA Balanced Strategy Index (new). The Investment Manager believes the AXA Balanced Strategy Index (new) serves as a better performance comparison for investors.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.96% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Balanced Strategy Index (new), which returned 11.96%, 1.05% and 7.06%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (13.2%), large cap value stocks (12.0%), mid cap stocks (8.4%), small cap stocks (8.5%) and international stocks (8.4%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (49.5%).

•	In 2016, the Portfolio slightly underperformed its composite benchmark, after a margin for fees.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets. The fixed income allocation also contributed positively to returns, with a core bond holding outperforming its comparable index.

•

As would be expected given its balanced allocation, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	51.1%
Fixed Income	48.9

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA 500 Managed Volatility Portfolio	31.6%
EQ/Intermediate Government Bond Portfolio	22.6
EQ/Core Bond Index Portfolio	20.2
AXA 2000 Managed Volatility Portfolio	10.5
AXA International Managed Volatility Portfolio	7.9
AXA/AB Short Duration Government Bond Portfolio	6.1
AXA 400 Managed Volatility Portfolio	1.1
JPMorgan Prime Money Market Fund, IM Shares	0.0	#
# Less than 0.05%

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,034.22	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.63
Class IB
Actual	1,000.00	1,034.17	2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.63

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.52% and 0.52%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	17,694,108	$356,645,750
AXA 400 Managed Volatility Portfolio‡	1,713,284	36,907,882
AXA 500 Managed Volatility Portfolio‡	52,499,638	1,078,339,847
AXA International Managed Volatility Portfolio‡	23,483,838	270,193,494
AXA/AB Short Duration Government Bond Portfolio‡	21,062,511	208,528,543
EQ/Core Bond Index Portfolio‡	69,852,914	687,828,792
EQ/Intermediate Government Bond Portfolio‡	75,246,556	769,944,454

Total Investment Companies (100.1%) (Cost $3,077,940,825)		3,408,388,762

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	125,473	$125,510

Total Short-Term Investment (0.0%) (Cost $125,510)		125,510

Total Investments (100.1%) (Cost $3,078,066,335)		3,408,514,272
Other Assets Less Liabilities (-0.1%)		(2,133,610)

Net Assets (100%)		$3,406,380,662

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$288,083,751	$57,630,458	$44,447,553	$356,645,750	$3,337,802	$6,236,472
AXA 400 Managed Volatility Portfolio	34,145,200	5,099,735	6,600,696	36,907,882	358,105	1,568,032
AXA 500 Managed Volatility Portfolio	1,012,770,365	144,920,993	169,698,649	1,078,339,847	15,310,776	9,214,452
AXA International Managed Volatility Portfolio	246,515,361	41,260,582	14,959,192	270,193,494	4,014,826	(5)
AXA/AB Short Duration Government Bond Portfolio	209,283,066	27,828,082	28,721,176	208,528,543	698,216	(27,040)
EQ/Core Bond Index Portfolio	632,552,355	125,599,288	67,948,234	687,828,792	11,965,172	(7,639)
EQ/Intermediate Government Bond Portfolio	712,912,014	137,657,260	76,612,882	769,944,454	7,121,316	1,385,416

	$3,136,262,112	$539,996,398	$408,988,382	$3,408,388,762	$42,806,213	$18,369,688

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,408,388,762	$—	$3,408,388,762
Short-Term Investments
Investment Companies	125,510	—	—	125,510

Total Assets	$125,510	$3,408,388,762	$—	$3,408,514,272

Total Liabilities	$—	$—	$—	$—

Total	$125,510	$3,408,388,762	$—	$3,408,514,272

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$539,996,398
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$410,489,838

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$363,822,870
Aggregate gross unrealized depreciation	(33,561,916)

Net unrealized appreciation	$330,260,954

Federal income tax cost of investments	$3,078,253,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value
Affiliated Issuers (Cost $3,077,940,825)	$3,408,388,762
Unaffiliated Issuers (Cost $125,510)	125,510
Cash	166,000
Receivable from Separate Accounts for Trust shares sold	1,632,392
Dividends, interest and other receivables	338
Other assets	10,567

Total assets	3,410,323,569

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,483,092
Payable for securities purchased	864,530
Distribution fees payable – Class IB	718,838
Administrative fees payable	404,704
Investment management fees payable	386,253
Trustees’ fees payable	4,012
Distribution fees payable – Class IA	40
Accrued expenses	81,438

Total liabilities	3,942,907

NET ASSETS	$3,406,380,662

Net assets were comprised of:
Paid in capital	$3,060,631,687
Accumulated undistributed net investment income (loss)	255,753
Accumulated undistributed net realized gain (loss) on investments	15,045,285
Net unrealized appreciation (depreciation) on investments	330,447,937

Net assets	$3,406,380,662

Class IA
Net asset value, offering and redemption price per share, $187,688 / 13,021 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.41

Class IB
Net asset value, offering and redemption price per share, $3,406,192,974 / 236,026,554 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($42,806,213 of dividend income received from affiliates)	$42,808,983
Interest	11,376

Total income	42,820,359

EXPENSES
Distribution fees – Class IB	8,079,777
Administrative fees	4,761,989
Investment management fees	3,198,144
Printing and mailing expenses	213,671
Recoupment fees	140,807
Professional fees	121,442
Trustees’ fees	72,582
Custodian fees	61,600
Distribution fees – Class IA	467
Miscellaneous	62,436

Total expenses	16,712,915

NET INVESTMENT INCOME (LOSS)	26,107,444

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($1,501,456 of realized gain (loss) from affiliates)	1,501,603
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	16,868,232

Net realized gain (loss)	18,369,835

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	141,118,634

NET REALIZED AND UNREALIZED GAIN (LOSS)	159,488,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$185,595,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,107,444	$15,791,080
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	18,369,835	39,319,111
Net change in unrealized appreciation (depreciation) on investments	141,118,634	(77,785,719)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	185,595,913	(22,675,528)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,582)	(1,896)
Class IB	(28,592,031)	(31,158,359)

	(28,593,613)	(31,160,255)

Distributions from net realized capital gains
Class IA	(1,064)	(1,570)
Class IB	(18,937,046)	(25,034,022)

	(18,938,110)	(25,035,592)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(47,531,723)	(56,195,847)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 183 and 251 shares, respectively ]	2,646	3,466
Capital shares repurchased [ (895) and (4,422) shares, respectively ]	(12,565)	(63,144)

Total Class IA transactions	(9,919)	(59,678)

Class IB
Capital shares sold [ 34,599,473 and 35,515,008 shares, respectively ]	484,444,750	505,201,425
Capital shares issued in reinvestment of dividends and distributions [ 3,284,086 and 4,055,774 shares, respectively ]	47,529,077	56,192,381
Capital shares repurchased [ (28,754,630) and (15,830,899) shares, respectively ]	(397,161,400)	(224,696,413)

Total Class IB transactions	134,812,427	336,697,393

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	134,802,508	336,637,715

TOTAL INCREASE (DECREASE) IN NET ASSETS	272,866,698	257,766,340
NET ASSETS:
Beginning of year	3,133,513,964	2,875,747,624

End of year (a)	$3,406,380,662	$3,133,513,964

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$255,753	$74,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.79		$14.14		$13.93		$12.55		$11.65

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.05		0.05		0.03		0.05
Net realized and unrealized gain (loss) on investments	0.71		(0.15)		0.57		1.67		0.94

Total from investment operations	0.82		(0.10)		0.62		1.70		0.99

Less distributions:
Dividends from net investment income	(0.12)		(0.14)		(0.16)		(0.26)		(0.09)
Distributions from net realized gains	(0.08)		(0.11)		(0.25)		(0.06)		—

Total dividends and distributions	(0.20)		(0.25)		(0.41)		(0.32)		(0.09)

Net asset value, end of year	$14.41		$13.79		$14.14		$13.93		$12.55

Total return	5.97%		(0.68)%		4.44%		13.60%		8.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$188		$189		$253		$261		$257
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)
Before waivers (f)	0.52%		0.51%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.75%		0.34%		0.34%		0.20%		0.42%
Before waivers (f)(x)	0.75%		0.34%		0.32%		0.17%		0.38%
Portfolio turnover rate^	13%		4%		7%		6%		12%

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$13.81		$14.15		$13.95		$12.56		$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.07		0.06		0.04		0.08
Net realized and unrealized gain (loss) on investments	0.71		(0.16)		0.55		1.67		0.91

Total from investment operations	0.82		(0.09)		0.61		1.71		0.99

Less distributions:
Dividends from net investment income	(0.12)		(0.14)		(0.16)		(0.26)		(0.09)
Distributions from net realized gains	(0.08)		(0.11)		(0.25)		(0.06)		—

Total dividends and distributions	(0.20)		(0.25)		(0.41)		(0.32)		(0.09)

Net asset value, end of year	$14.43		$13.81		$14.15		$13.95		$12.56

Total return	5.96%		(0.61)%		4.36%		13.67%		8.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,406,193		$3,133,325		$2,875,494		$2,298,993		$1,475,415
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)
Before waivers (f)	0.52%		0.51%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.81%		0.52%		0.44%		0.32%		0.64%
Before waivers (f)(x)	0.81%		0.52%		0.42%		0.29%		0.59%
Portfolio turnover rate^	13%		4%		7%		6%		12%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	7.01%	7.45%	8.27%
S&P 500 Index	11.96	14.66	15.50
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	2.16
AXA Moderate Growth Strategy Index (new)†	8.29	8.44	9.58
AXA Moderate Growth Strategy Index (old)	7.54	8.38	9.07

*   Date of inception 4/30/09.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Moderate Growth Strategy Index (old), was replaced with the AXA Moderate Growth Strategy Index (new). The Investment Manager believes the AXA Moderate Growth Strategy Index (new) serves as a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.01% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index the AXA Moderate Growth Strategy Index (new), which returned 11.96%, 1.05% and 8.29%, respectively, over the same period.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (15.9%), large cap value stocks (14.5%), mid cap stocks (10.1%), small cap stocks (10.2%) and international stocks (9.8%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (39.5%).

•	In 2016, the Portfolio slightly underperformed its composite benchmark, after a margin for fees.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets. The fixed income allocation also contributed positively to returns, with a core bond holding outperforming its comparable index.

•

As would be expected given its predominate allocation to stocks with a smaller allocation to bonds, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	61.2%
Fixed Income	38.8

Top Holdings (as a percentage of Total Investments)
As of December 31, 2016
AXA 500 Managed Volatility Portfolio	38.1%
EQ/Intermediate Government Bond Portfolio	17.9
EQ/Core Bond Index Portfolio	16.2
AXA 2000 Managed Volatility Portfolio	12.5
AXA International Managed Volatility Portfolio	9.3
AXA/AB Short Duration Government Bond Portfolio	4.7
AXA 400 Managed Volatility Portfolio	1.3

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,045.55	$2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.58

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	43,121,978	$869,174,669
AXA 400 Managed Volatility Portfolio‡	4,266,169	91,902,580
AXA 500 Managed Volatility Portfolio‡	128,629,452	2,642,042,285
AXA International Managed Volatility Portfolio‡	55,909,745	643,270,051
AXA/AB Short Duration Government Bond Portfolio‡	33,080,234	327,509,532
EQ/Core Bond Index Portfolio‡	114,020,810	1,122,741,930

EQ/Intermediate Government Bond Portfolio‡	121,052,145	$1,238,640,444

Total Investment Companies (100.1%) (Cost $6,058,070,958)		6,935,281,491

Total Investments (100.1%) (Cost $6,058,070,958)		6,935,281,491
Other Assets Less Liabilities (-0.1%)		(6,332,267)

Net Assets (100%)		$6,928,949,224

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$710,563,207	$119,596,928	$93,919,793	$869,174,669	$8,078,260	$14,995,017
AXA 400 Managed Volatility Portfolio	83,953,816	11,083,256	13,718,071	91,902,580	892,067	3,948,795
AXA 500 Managed Volatility Portfolio	2,502,961,509	285,282,109	363,288,315	2,642,042,285	37,465,925	22,419,088
AXA International Managed Volatility Portfolio	596,708,916	90,843,703	37,697,687	643,270,051	9,570,098	(1,457)
AXA/AB Short Duration Government Bond Portfolio	340,142,024	39,985,635	52,902,453	327,509,532	1,092,021	(78,290)
EQ/Core Bond Index Portfolio	1,039,988,825	209,960,995	123,487,847	1,122,741,930	19,497,408	(7,485)
EQ/Intermediate Government Bond Portfolio	1,156,756,713	224,297,062	136,208,637	1,238,640,444	11,438,284	2,228,993

	$6,431,075,010	$981,049,688	$821,222,803	$6,935,281,491	$88,034,063	$43,504,661

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,935,281,491	$—	$6,935,281,491

Total Assets	$—	$6,935,281,491	$—	$6,935,281,491

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,935,281,491	$—	$6,935,281,491

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$981,049,688
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$824,702,421

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$938,021,733
Aggregate gross unrealized depreciation	(61,124,038)

Net unrealized appreciation	$876,897,695

Federal income tax cost of investments	$6,058,383,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $6,058,070,958)	$6,935,281,491
Receivable from Separate Accounts for Trust shares sold	1,192,721
Other assets	21,308

Total assets	6,936,495,520

LIABILITIES
Overdraft payable	2,070,472
Distribution fees payable – Class IB	1,464,186
Payable to Separate Accounts for Trust shares redeemed	1,311,167
Payable for securities purchased	1,175,730
Administrative fees payable	824,288
Investment management fees payable	552,511
Trustees’ fees payable	8,060
Accrued expenses	139,882

Total liabilities	7,546,296

NET ASSETS	$6,928,949,224

Net assets were comprised of:
Paid in capital	$6,015,437,191
Accumulated undistributed net investment income (loss)	665,145
Accumulated undistributed net realized gain (loss) on investments	35,636,355
Net unrealized appreciation (depreciation) on investments	877,210,533

Net assets	$6,928,949,224

Class IB
Net asset value, offering and redemption price per share, $6,928,949,224 / 441,604,654 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($88,034,063 of dividend income received from affiliates)	$88,036,808
Interest	23,155

Total income	88,059,963

EXPENSES
Distribution fees – Class IB	16,408,897
Administrative fees	9,670,436
Investment management fees	6,436,462
Printing and mailing expenses	433,055
Professional fees	209,608
Trustees’ fees	147,770
Custodian fees	134,700
Miscellaneous	127,292

Total expenses	33,568,220

NET INVESTMENT INCOME (LOSS)	54,491,743

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	3,479,618
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	40,025,043

Net realized gain (loss)	43,504,661

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	344,379,596

NET REALIZED AND UNREALIZED GAIN (LOSS)	387,884,257

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$442,376,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$54,491,743	$31,109,998
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	43,504,661	96,578,350
Net change in unrealized appreciation (depreciation) on investments	344,379,596	(183,353,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	442,376,000	(55,664,734)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(60,421,429)	(69,164,194)
Distributions from net realized capital gains
Class IB	(46,099,859)	(62,553,686)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(106,521,288)	(131,717,880)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 54,195,534 and 54,683,205 shares, respectively ]	816,097,926	842,477,370
Capital shares issued in reinvestment of dividends and distributions [ 6,778,071 and 8,823,754 shares, respectively ]	106,521,288	131,717,880
Capital shares repurchased [ (51,046,505) and (26,350,420) shares, respectively ]	(755,107,694)	(404,824,946)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	167,511,520	569,370,304

TOTAL INCREASE (DECREASE) IN NET ASSETS	503,366,232	381,987,690
NET ASSETS:
Beginning of year	6,425,582,992	6,043,595,302

End of year (a)	$6,928,949,224	$6,425,582,992

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$665,145	$213,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$14.89		$15.32		$15.09		$13.26		$12.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.08		0.06		0.03		0.07
Net realized and unrealized gain (loss) on investments	0.92		(0.20)		0.69		2.20		1.13

Total from investment operations	1.05		(0.12)		0.75		2.23		1.20

Less distributions:
Dividends from net investment income	(0.14)		(0.16)		(0.18)		(0.32)		(0.09)
Distributions from net realized gains	(0.11)		(0.15)		(0.34)		(0.08)		—

Total dividends and distributions	(0.25)		(0.31)		(0.52)		(0.40)		(0.09)

Net asset value, end of year	$15.69		$14.89		$15.32		$15.09		$13.26

Total return	7.01%		(0.76)%		5.02%		16.86%		9.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,928,949		$6,425,583		$6,043,595		$4,976,559		$3,350,669
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(k)	0.51	%(k)	0.52	%(j)	0.53	%(j)	0.52	%(j)
Before waivers (f)	0.51%		0.51%		0.52%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.83%		0.49%		0.39%		0.23%		0.51%
Before waivers (f)(x)	0.83%		0.49%		0.39%		0.23%		0.51%
Portfolio turnover rate^	13%		3%		6%		6%		11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	8.07%	8.60%	9.13%
Portfolio – Class IB Shares*	8.13	8.61	9.05
S&P 500 Index	11.96	14.66	15.50
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	1.05	1.04	2.16
AXA Growth Strategy Index (new)†	9.53	9.67	10.83
AXA Growth Strategy Index (old)	8.63	9.60	10.23

*    Date of inception 4/30/09.

**   Date of inception 9/11/09.

†    In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Growth Strategy Index (old), was replaced with the AXA Growth Strategy Index (new). The Investment Manager believes the AXA Growth Strategy Index (new) serves as a better performance comparison for investors.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.13% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Growth Strategy Index (new), which returned 11.96%, 1.05% and 9.53%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (18.6%), large cap value stocks (16.9%), mid cap stocks (11.9%), small cap stocks (11.9%) and international stocks (11.1%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (29.5%).

•	In 2016, the Portfolio slightly underperformed its composite benchmark, after a margin for fees.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets. The fixed income allocation also contributed positively to returns, with a core bond holding outperforming its comparable index.

•

As would be expected given its predominate allocation to stocks with a smaller allocation to bonds, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	71.3%
Fixed Income	28.7

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA 500 Managed Volatility Portfolio	44.6%
AXA 2000 Managed Volatility Portfolio	14.5
EQ/Intermediate Government Bond Portfolio	13.2
EQ/Core Bond Index Portfolio	11.9
AXA International Managed Volatility Portfolio	10.5
AXA/AB Short Duration Government Bond Portfolio	3.5
AXA 400 Managed Volatility Portfolio	1.7
JPMorgan Prime Money Market Fund, IM Shares	0.1

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,056.69	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.59
Class IB
Actual	1,000.00	1,057.29	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.59

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	31,883,071	$642,641,142
AXA 400 Managed Volatility Portfolio‡	3,472,895	74,813,726
AXA 500 Managed Volatility Portfolio‡	96,174,783	1,975,425,064
AXA International Managed Volatility Portfolio‡	40,413,374	464,976,417
AXA/AB Short Duration Government Bond Portfolio‡	16,000,386	158,411,178
EQ/Core Bond Index Portfolio‡	53,503,263	526,836,789
EQ/Intermediate Government Bond Portfolio‡	57,045,376	583,704,735

Total Investment Companies (100.0%) (Cost $3,977,627,276)		4,426,809,051

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	3,292,757	3,293,745

Total Short-Term Investment (0.1%) (Cost $3,293,745)		3,293,745

Total Investments (100.1%) (Cost $3,980,921,021)		4,430,102,796
Other Assets Less Liabilities (-0.1%)		(5,494,517)

Net Assets (100%)		$4,424,608,279

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$512,698,923	$114,299,687	$76,556,980	$642,641,142	$5,878,428	$10,874,783
AXA 400 Managed Volatility Portfolio	64,064,530	13,806,684	11,263,285	74,813,726	722,760	3,107,794
AXA 500 Managed Volatility Portfolio	1,773,599,591	324,005,411	274,268,690	1,975,425,064	27,820,025	14,512,312
AXA International Managed Volatility Portfolio	414,970,456	97,429,321	41,955,530	464,976,417	6,878,803	41,392
AXA/AB Short Duration Government Bond Portfolio	155,148,632	34,576,971	31,407,091	158,411,178	522,188	(17,580)
EQ/Core Bond Index Portfolio	467,503,060	136,224,621	74,679,588	526,836,789	9,076,363	(28,190)
EQ/Intermediate Government Bond Portfolio	522,050,390	148,948,221	84,060,189	583,704,735	5,347,687	1,057,377

	$3,910,035,582	$869,290,916	$594,191,353	$4,426,809,051	$56,246,254	$29,547,888

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,426,809,051	$—	$4,426,809,051
Short-Term Investments
Investment Companies	3,293,745	—	—	3,293,745

Total Assets	$3,293,745	$4,426,809,051	$—	$4,430,102,796

Total Liabilities	$—	$—	$—	$—

Total	$3,293,745	$4,426,809,051	$—	$4,430,102,796

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$869,290,916
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$594,590,203

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$499,487,789
Aggregate gross unrealized depreciation	(50,494,865)

Net unrealized appreciation	$448,992,924

Federal income tax cost of investments	$3,981,109,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,977,627,276)	$4,426,809,051
Unaffiliated Issuers (Cost $3,293,745)	3,293,745
Cash	616,000
Receivable from Separate Accounts for Trust shares sold	1,356,717
Dividends, interest and other receivables	1,125
Other assets	12,512

Total assets	4,432,089,150

LIABILITIES
Payable for securities purchased	4,241,934
Payable to Separate Accounts for Trust shares redeemed	1,345,208
Distribution fees payable – Class IB	930,883
Administrative fees payable	524,220
Investment management fees payable	357,235
Trustees’ fees payable	4,862
Distribution fees payable – Class IA	290
Accrued expenses	76,239

Total liabilities	7,480,871

NET ASSETS	$4,424,608,279

Net assets were comprised of:
Paid in capital	$3,950,677,910
Accumulated undistributed net investment income (loss)	403,472
Accumulated undistributed net realized gain (loss) on investments	24,345,122
Net unrealized appreciation (depreciation) on investments	449,181,775

Net assets	$4,424,608,279

Class IA
Net asset value, offering and redemption price per share, $1,369,869 / 83,510 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.40

Class IB
Net asset value, offering and redemption price per share, $4,423,238,410 / 269,402,238 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($56,246,254 of dividend income received from affiliates)	$56,254,048
Interest	14,700

Total income	56,268,748

EXPENSES
Distribution fees – Class IB	10,089,786
Administrative fees	5,945,798
Investment management fees	3,980,173
Printing and mailing expenses	265,742
Professional fees	142,202
Trustees’ fees	90,083
Custodian fees	73,400
Distribution fees – Class IA	3,275
Miscellaneous	76,597

Total expenses	20,667,056

NET INVESTMENT INCOME (LOSS)	35,601,692

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($398,850 of realized gain (loss) from affiliates)	399,192
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	29,149,038

Net realized gain (loss)	29,548,230

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	241,673,906

NET REALIZED AND UNREALIZED GAIN (LOSS)	271,222,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$306,823,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,601,692	$18,529,371
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	29,548,230	67,949,527
Net change in unrealized appreciation (depreciation) on investments	241,673,906	(131,908,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	306,823,828	(45,429,897)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(12,403)	(15,015)
Class IB	(39,906,909)	(45,236,143)

	(39,919,312)	(45,251,158)

Distributions from net realized capital gains
Class IA	(10,237)	(13,760)
Class IB	(32,371,290)	(39,982,944)

	(32,381,527)	(39,996,704)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,300,839)	(85,247,862)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 476 and 1,753 shares, respectively ]	6,987	26,448
Capital shares issued in reinvestment of dividends and distributions [ 1,380 and 1,860 shares, respectively ]	22,640	28,775
Capital shares repurchased [ (2,083) and (2,880) shares, respectively ]	(32,741)	(46,222)

Total Class IA transactions	(3,114)	9,001

Class IB
Capital shares sold [ 53,475,975 and 53,114,026 shares, respectively ]	834,725,075	852,411,547
Capital shares issued in reinvestment of dividends and distributions [ 4,401,616 and 5,502,439 shares, respectively ]	72,278,199	85,219,087
Capital shares repurchased [ (41,435,685) and (11,643,406) shares, respectively ]	(625,008,942)	(185,421,520)

Total Class IB transactions	281,994,332	752,209,114

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	281,991,218	752,218,115

TOTAL INCREASE (DECREASE) IN NET ASSETS	516,514,207	621,540,356
NET ASSETS:
Beginning of year	3,908,094,072	3,286,553,716

End of year (a)	$4,424,608,279	$3,908,094,072

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$403,472	$84,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014		2013		2012
Net asset value, beginning of year	$15.43		$15.93		$15.65		$13.40		$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.07		0.05		0.01		0.05
Net realized and unrealized gain (loss) on investments	1.11		(0.22)		0.82		2.70		1.31

Total from investment operations	1.24		(0.15)		0.87		2.71		1.36

Less distributions:
Dividends from net investment income	(0.15)		(0.18)		(0.21)		(0.38)		(0.10)
Distributions from net realized gains	(0.12)		(0.17)		(0.38)		(0.08)		—

Total dividends and distributions	(0.27)		(0.35)		(0.59)		(0.46)		(0.10)

Net asset value, end of year	$16.40		$15.43		$15.93		$15.65		$13.40

Total return	8.07%		(0.95)%		5.57%		20.25%		11.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,370		$1,292		$1,323		$1,288		$1,279
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.51	%(m)	0.52	%(k)	0.52	%(j)	0.51	%(j)	0.51	%(j)
Before waivers and reimbursements (f)	0.51%		0.52%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.83%		0.43%		0.31%		0.06%		0.36%
Before waivers and reimbursements (f)(x)	0.83%		0.43%		0.31%		0.05%		0.33%
Portfolio turnover rate^	15%		2%		5%		5%		9%

	Year Ended December 31,
Class IB	2016		2015		2014		2013		2012
Net asset value, beginning of year	$15.44		$15.95		$15.66		$13.41		$12.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.08		0.07		0.04		0.07
Net realized and unrealized gain (loss) on investments	1.11		(0.24)		0.81		2.67		1.29

Total from investment operations	1.25		(0.16)		0.88		2.71		1.36

Less distributions:
Dividends from net investment income	(0.15)		(0.18)		(0.21)		(0.38)		(0.10)
Distributions from net realized gains	(0.12)		(0.17)		(0.38)		(0.08)		—

Total dividends and distributions	(0.27)		(0.35)		(0.59)		(0.46)		(0.10)

Net asset value, end of year	$16.42		$15.44		$15.95		$15.66		$13.41

Total return	8.13%		(1.01)%		5.63%		20.24%		11.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,423,238		$3,906,802		$3,285,231		$2,288,717		$1,211,933
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.51	%(m)	0.52	%(k)	0.52	%(j)	0.51	%(j)	0.51	%(j)
Before waivers and reimbursements (f)	0.51%		0.52%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.88%		0.50%		0.44%		0.27%		0.55%
Before waivers and reimbursements (f)(x)	0.88%		0.50%		0.44%		0.26%		0.53%
Portfolio turnover rate^	15%		2%		5%		5%		9%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.15%	8.74%
S&P 500 Index	11.96	13.06
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.07
AXA Aggressive Strategy Index (new)†	10.69	9.81
AXA Aggressive Strategy Index (old)	9.67	9.73
* Date of inception 4/12/12.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the AXA Aggressive Strategy Index (old), was replaced with the AXA Aggressive Strategy Index (new). The Investment Manager believes the AXA Aggressive Strategy Index (new) serves as a better performance comparison for investors.

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.15% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the AXA Aggressive Strategy Index (new), which returned 11.96%, 1.05%

and 10.69%, respectively.

Portfolio Highlights

•

As of 12/31/2016, the Portfolio’s equity allocation (as a percentage of market value excluding cash) consisted of large cap growth stocks (21.2%), large cap value stocks (19.3%), mid cap stocks (13.5%), small cap stocks (13.6%) and international stocks (12.8%).

•	As of 12/31/2016, the Portfolio’s fixed income allocation (as a percentage of market value excluding cash) consisted of investment grade bonds (19.5%).

•	In 2016, the Portfolio underperformed its composite benchmark, after a margin for fees.

•

For the year, equity markets were up substantially, while high-quality government bonds rose modestly. The Portfolio’s equity allocation provided the bulk of the gains, as its four equity holdings rose in line with their broad markets. The fixed income allocation also contributed positively to returns, with a core bond holding outperforming its comparable index.

•

As would be expected given its substantial allocation to stocks and a small allocation to bonds, the Portfolio outperformed the government bond market but underperformed the broad U.S. stock market, as represented by its primary bond and equity benchmarks.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	81.4%
Fixed Income	18.6

Top Holdings (as a percentage of Total Investments) As of December 31, 2016
AXA 500 Managed Volatility Portfolio	50.8%
AXA 2000 Managed Volatility Portfolio	16.6
AXA International Managed Volatility Portfolio	12.1
EQ/Intermediate Government Bond Portfolio	8.5
EQ/Core Bond Index Portfolio	7.7
AXA/AB Short Duration Government Bond Portfolio	2.4
AXA 400 Managed Volatility Portfolio	1.9
JPMorgan Prime Money Market Fund, IM Shares	0.0	#
# Less than 0.05%

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,068.91	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.60

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	22,337,576	$450,240,374
AXA 400 Managed Volatility Portfolio‡	2,355,956	50,752,428
AXA 500 Managed Volatility Portfolio‡	67,109,270	1,378,420,931
AXA International Managed Volatility Portfolio‡	28,461,537	327,464,461
AXA/AB Short Duration Government Bond Portfolio‡	6,475,567	64,111,089
EQ/Core Bond Index Portfolio‡	21,128,579	208,049,234
EQ/Intermediate Government Bond Portfolio‡	22,559,735	230,837,712

Total Investment Companies (100.0%) (Cost $2,576,522,287)		2,709,876,229

SHORT-TERM INVESTMENT:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	309,262	$309,355

Total Short-Term Investment (0.0%) (Cost $309,355)		309,355

Total Investments (100.0%) (Cost $2,576,831,642)		2,710,185,584
Other Assets Less Liabilities (0.0%)		(828,247)

Net Assets (100%)		$2,709,357,337

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio	$338,992,459	$121,500,341	$71,838,914	$450,240,374	$4,067,202	$5,161,283
AXA 400 Managed Volatility Portfolio	39,006,936	15,568,758	8,642,724	50,752,428	474,646	1,968,157
AXA 500 Managed Volatility Portfolio	1,157,576,469	368,408,780	241,713,198	1,378,420,931	19,380,328	10,068,679
AXA International Managed Volatility Portfolio	275,060,264	105,500,094	50,848,897	327,464,461	4,696,495	(2,830,491)
AXA/AB Short Duration Government Bond Portfolio	60,476,649	23,741,939	20,136,084	64,111,089	209,404	(11,299)
EQ/Core Bond Index Portfolio	171,860,558	75,352,284	37,990,266	208,049,234	3,554,126	(9,223)
EQ/Intermediate Government Bond Portfolio	192,794,383	82,732,986	43,228,487	230,837,712	2,097,907	417,862

	$2,235,767,718	$792,805,182	$474,398,570	$2,709,876,229	$34,480,108	$14,764,968

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,709,876,229	$—	$2,709,876,229
Short-Term Investments
Investment Companies	309,355	—	—	309,355

Total Assets	$309,355	$2,709,876,229	$—	$2,710,185,584

Total Liabilities	$—	$—	$—	$—

Total	$309,355	$2,709,876,229	$—	$2,710,185,584

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Investment Companies	$792,805,182
Net Proceeds of Sales and Redemptions:
Investment Companies	$469,347,742

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,319,336
Aggregate gross unrealized depreciation	(39,703,660)

Net unrealized appreciation	$127,615,676

Federal income tax cost of investments	$2,582,569,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,576,522,287)	$2,709,876,229
Unaffiliated Issuers (Cost $309,355)	309,355
Cash	640,000
Receivable from Separate Accounts for Trust shares sold	1,065,173
Dividends, interest and other receivables	1,836
Other assets	6,667

Total assets	2,711,899,260

LIABILITIES
Payable for securities purchased	950,077
Distribution fees payable – Class IB	566,137
Payable to Separate Accounts for Trust shares redeemed	448,236
Administrative fees payable	318,716
Investment management fees payable	222,173
Trustees’ fees payable	2,742
Accrued expenses	33,842

Total liabilities	2,541,923

NET ASSETS	$2,709,357,337

Net assets were comprised of:
Paid in capital	$2,564,933,891
Accumulated undistributed net investment income (loss)	200,765
Accumulated undistributed net realized gain (loss) on investments	10,868,739
Net unrealized appreciation (depreciation) on investments	133,353,942

Net assets	$2,709,357,337

Class IB
Net asset value, offering and redemption price per share, $2,709,357,337 / 205,012,456 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($34,480,108 of dividend income received from affiliates)	$34,489,695
Interest	8,880

Total income	34,498,575

EXPENSES
Distribution fees – Class IB	5,842,392
Administrative fees	3,439,528
Investment management fees	2,322,902
Printing and mailing expenses	152,743
Professional fees	100,530
Custodian fees	63,500
Trustees’ fees	51,364
Miscellaneous	41,516

Total expenses	12,014,475

NET INVESTMENT INCOME (LOSS)	22,484,100

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(5,051,328) of realized gain (loss) from affiliates)	(5,051,109)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	19,816,296

Net realized gain (loss)	14,765,187

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	155,701,899

NET REALIZED AND UNREALIZED GAIN (LOSS)	170,467,086

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,951,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,484,100	$10,860,408
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	14,765,187	43,555,006
Net change in unrealized appreciation (depreciation) on investments	155,701,899	(87,931,944)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,951,186	(33,516,530)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(25,451,746)	(28,003,259)
Distributions from net realized capital gains
Class IB	(21,415,181)	(22,578,005)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(46,866,927)	(50,581,264)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 64,525,833 and 58,246,197 shares, respectively ]	805,175,905	748,977,152
Capital shares issued in reinvestment of dividends and distributions [ 3,550,375 and 4,089,164 shares, respectively ]	46,866,927	50,581,264
Capital shares repurchased [ (44,437,488) and (5,094,463) shares, respectively ]	(525,237,412)	(64,306,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	326,805,420	735,251,467

TOTAL INCREASE (DECREASE) IN NET ASSETS	472,889,679	651,153,673
NET ASSETS:
Beginning of year	2,236,467,658	1,585,313,985

End of year (a)	$2,709,357,337	$2,236,467,658

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$200,765	$1,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								April 12, 2012* to December 31, 2012
Class IB	2016		2015		2014		2013
Net asset value, beginning of period	$12.33		$12.77		$12.45		$10.40		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.07		0.07		0.06		0.17
Net realized and unrealized gain (loss) on investments	1.01		(0.21)		0.71		2.37		0.33

Total from investment operations	1.13		(0.14)		0.78		2.43		0.50

Less distributions:
Dividends from net investment income	(0.13)		(0.16)		(0.19)		(0.34)		(0.10)
Distributions from net realized gains	(0.11)		(0.14)		(0.27)		(0.04)		—	#

Total dividends and distributions	(0.24)		(0.30)		(0.46)		(0.38)		(0.10)

Net asset value, end of period	$13.22		$12.33		$12.77		$12.45		$10.40

Total return (b)	9.15%		(1.14)%		6.24%		23.38%		5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,709,357		$2,236,468		$1,585,314		$741,510		$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.51	%(j)	0.51	%(j)	0.53	%(k)	0.55	%(m)	0.55	%(m)
Before waivers (a)(f)	0.51%		0.51%		0.53%		0.55%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.96%		0.56%		0.55%		0.50%		2.31	%(l)
Before waivers (a)(f)(x)	0.96%		0.56%		0.55%		0.50%		2.10	%(l)
Portfolio turnover rate (z)^	20%		2%		4%		5%		2%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.08% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	9.47%	9.69%	3.04%
Portfolio – Class IB Shares*	9.47	9.69	2.92
S&P 500 Index	11.96	14.66	6.64
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.76
66% Volatility Managed Index – Large Cap Core/17% Volatility Managed Index – International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	7.38	11.10	6.60
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.47% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the 66% Volatility Managed Index — Large Cap Core/17% Volatility Managed Index — International /17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 11.96%, 2.08% and 7.38%, respectively.

Portfolio Highlights

For the year ended December 31, 2016

•

In the global equity allocation, significantly overweighting energy stocks and picking several of the strongest performers was a big contributor to returns. The same could be said of the information technology sector and in natural resources. This was offset by several sectors that performed poorly, including financials and health care, but the manager remains confident that the low valuations in these areas make the holdings a good long-term prospect.

•

The U.S. equity allocation included strong performers in the energy, consumer discretionary and materials sectors, while certain holdings in the utilities and consumer staples sectors detracted from relative performance.

•	Among fixed income holdings, energy sector investments generally experienced strong returns over the course of the year as oil and gas prices moved higher after bottoming in the first quarter of 2016.

Table by Asset Class (as a percentage of Total Investments)
As of December 31, 2016
Equity	99.9%
Fixed Income	0.1

Top Holdings (as a percentage of Total Investments)
As of December 31, 2016
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	34.0%
AXA/Templeton Global Equity Managed Volatility Portfolio	33.4
AXA/Franklin Balanced Managed Volatility Portfolio	32.5
JPMorgan Prime Money Market Fund, IM Shares	0.1

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,071.98	$2.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.10	2.06
Class IB
Actual	1,000.00	1,071.98	2.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.10	2.06

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/Franklin Balanced Managed Volatility Portfolio‡	37,603,791	$396,938,807
AXA/Mutual Large Cap Equity Managed Volatility Portfolio‡	30,104,513	414,914,034
AXA/Templeton Global Equity Managed Volatility Portfolio‡	34,948,528	408,537,948

Total Investment Companies (99.9%) (Cost $865,204,228)		1,220,390,789

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	1,278,044	1,278,427

Total Short-Term Investment (0.1%) (Cost $1,278,438)		1,278,427

Total Investments (100.0%) (Cost $866,482,666)		1,221,669,216
Other Assets Less Liabilities (0.0%)		(272,883)

Net Assets (100%)		$1,221,396,333

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA/Franklin Balanced Managed Volatility Portfolio	$431,784,005	$11,424,714	$76,004,173	$396,938,807	$10,657,212	$(236,770)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	427,069,622	10,592,693	54,887,125	414,914,034	9,825,192	8,480,278
AXA/Templeton Global Equity Managed Volatility Portfolio	416,403,103	31,137,429	55,786,274	408,537,948	3,769,775	493,005

	$1,275,256,730	$53,154,836	$186,677,572	$1,220,390,789	$24,252,179	$8,736,513

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,220,390,789	$—	$1,220,390,789
Short-Term Investments
Investment Companies	1,278,427	—	—	1,278,427

Total Assets	$1,278,427	$1,220,390,789	$—	$1,221,669,216

Total Liabilities	$—	$—	$—	$—

Total	$1,278,427	$1,220,390,789	$—	$1,221,669,216

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$53,154,836
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$195,414,085

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$355,535,196
Aggregate gross unrealized depreciation	(11)

Net unrealized appreciation	$355,535,185

Federal income tax cost of investments	$866,134,031

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $865,204,228)	$1,220,390,789
Unaffiliated Issuers (Cost $1,278,438)	1,278,427
Cash	327,000
Receivable for securities sold	145,492
Receivable from Separate Accounts for Trust shares sold	72,424
Dividends, interest and other receivables	714
Other assets	4,113

Total assets	1,222,218,959

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	274,594
Distribution fees payable – Class IB	256,927
Administrative fees payable	145,562
Trustees’ fees payable	1,665
Distribution fees payable – Class IA	1,635
Investment management fees payable	264
Accrued expenses	141,979

Total liabilities	822,626

NET ASSETS	$1,221,396,333

Net assets were comprised of:
Paid in capital	$981,413,816
Accumulated undistributed net investment income (loss)	783,815
Accumulated undistributed net realized gain (loss) on investments	(115,987,848)
Net unrealized appreciation (depreciation) on investments	355,186,550

Net assets	$1,221,396,333

Class IA
Net asset value, offering and redemption price per share, $7,635,865 / 721,042 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.59

Class IB
Net asset value, offering and redemption price per share, $1,213,760,468 / 114,631,825 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($24,252,179 of dividend income received from affiliates)	$24,256,613
Interest	5,380

Total income	24,261,993

EXPENSES
Distribution fees – Class IB	2,994,526
Administrative fees	1,777,250
Investment management fees	602,740
Printing and mailing expenses	83,336
Professional fees	70,683
Trustees’ fees	27,907
Custodian fees	26,000
Distribution fees – Class IA	19,220
Miscellaneous	25,413

Gross expenses	5,627,075
Less: Waiver from investment manager	(776,778)

Net expenses	4,850,297

NET INVESTMENT INCOME (LOSS)	19,411,696

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($8,736,513 of realized gain (loss) from affiliates)	8,736,708
Net change in unrealized appreciation (depreciation) on investments ($78,656,795 of change in unrealized appreciation (depreciation) from affiliates)	78,656,784

NET REALIZED AND UNREALIZED GAIN (LOSS)	87,393,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,805,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,411,696	$16,619,134
Net realized gain (loss) on investments	8,736,708	6,324,318
Net change in unrealized appreciation (depreciation) on investments	78,656,784	(59,860,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,805,188	(36,916,895)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(122,641)	(109,764)
Class IB	(19,291,244)	(16,511,632)

	(19,413,885)	(16,621,396)

Distributions from net realized capital gains
Class IA	(55,113)	(47,048)
Class IB	(8,680,841)	(7,152,053)

	(8,735,954)	(7,199,101)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,149,839)	(23,820,497)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 44,423 and 327,701 shares, respectively ]	454,637	3,421,191
Capital shares issued in reinvestment of dividends and distributions [ 16,699 and 15,699 shares, respectively ]	177,754	156,812
Capital shares repurchased [ (177,985) and (129,652) shares, respectively ]	(1,805,053)	(1,342,658)

Total Class IA transactions	(1,172,662)	2,235,345

Class IB
Capital shares sold [ 2,179,371 and 4,862,954 shares, respectively ]	22,123,899	51,143,691
Capital shares issued in reinvestment of dividends and distributions [ 2,628,142 and 2,369,334 shares, respectively ]	27,972,085	23,663,685
Capital shares repurchased [ (18,218,719) and (17,445,483) shares, respectively ]	(181,622,724)	(181,361,097)

Total Class IB transactions	(131,526,740)	(106,553,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(132,699,402)	(104,318,376)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,044,053)	(165,055,768)
NET ASSETS:
Beginning of year	1,275,440,386	1,440,496,154

End of year (a)	$1,221,396,333	$1,275,440,386

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$783,815	$869,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.90	$10.37	$10.03	$8.23	$7.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.14	0.24	0.14	0.19
Net realized and unrealized gain (loss) on investments	0.78	(0.42)	0.32	1.77	0.89

Total from investment operations	0.94	(0.28)	0.56	1.91	1.08

Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.18)	(0.11)	(0.15)
Distributions from net realized gains	(0.08)	(0.06)	(0.04)	—	—

Total dividends and distributions	(0.25)	(0.19)	(0.22)	(0.11)	(0.15)

Net asset value, end of year	$10.59	$9.90	$10.37	$10.03	$8.23

Total return	9.47%	(2.74)%	5.49%	23.20%	14.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,636	$8,293	$6,475	$3,504	$1,638
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.47%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.60%	1.30%	2.33%	1.55%	2.41%
Before waivers and reimbursements (f)(x)	1.53%	1.24%	2.26%	1.48%	2.33%
Portfolio turnover rate^	4%	4%	5%	8%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.90	$10.37	$10.03	$8.23	$7.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.12	0.17	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.78	(0.40)	0.39	1.81	0.94

Total from investment operations	0.94	(0.28)	0.56	1.91	1.08

Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.18)	(0.11)	(0.15)
Distributions from net realized gains	(0.08)	(0.06)	(0.04)	—	—

Total dividends and distributions	(0.25)	(0.19)	(0.22)	(0.11)	(0.15)

Net asset value, end of year	$10.59	$9.90	$10.37	$10.03	$8.23

Total return	9.47%	(2.74)%	5.49%	23.20%	14.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,213,760	$1,267,147	$1,434,022	$1,493,718	$1,322,931
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.47%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.61%	1.19%	1.65%	1.11%	1.75%
Before waivers and reimbursements (f)(x)	1.55%	1.13%	1.57%	1.04%	1.67%
Portfolio turnover rate^	4%	4%	5%	8%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/ENERGY ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	23.17%	(6.88)%
Portfolio – Class K Shares*	23.48	(6.65)
Energy Select Sector Index	28.24	(1.79)
S&P 500 Index	11.96	10.15
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.17% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the Energy Select Sector Index and S&P 500 Index, which returned 28.24% and 11.96%, respectively.

Portfolio Highlights

For the year ended December 31, 2016

For the year energy stocks outperformed the broad market as measured by the S&P 500 Index, largely driven by rising oil prices and expectations for inventory reductions in 2017 and 2018. Despite healthy double-digit returns, the Portfolio underperformed its comparable benchmark. The Portolio’s biggest holdings contributed the most to return: the Energy Select Sector SPDR ETF, the Vanguard Energy ETF and the iShares U.S. Energy Fund. The biggest detractors to performance were all in the “clean energy” space, amid weaker earnings reports and concern regarding expected policies of the new U.S. presidential administration.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Alternatives	80.6%
Repurchase Agreements	18.3
Fixed Income	1.1

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
Energy Select Sector SPDR Fund	20.4%
Vanguard Energy Fund	12.8
iShares U.S. Energy Fund	12.3
Deutsche Bank Securities, Inc.	9.0
iShares Global Energy Fund	6.1
iShares North American Natural Resources Fund	4.1
Natixis	4.1
PowerShares S&P Smallcap Energy Portfolio	3.9
iShares Global Clean Energy Fund	2.3
iShares U.S. Oil & Gas Exploration & Production Fund	2.0

EQ/ENERGY ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,112.01	$5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	1,113.13	3.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
Energy Select Sector SPDR Fund (x)	19,910	$1,499,621
iShares Global Clean Energy Fund (x)	21,270	168,246
iShares Global Energy Fund	12,930	449,964
iShares North American Natural Resources Fund	8,350	300,182
iShares U.S. Energy Fund (x)	21,690	901,003
iShares U.S. Oil & Gas Exploration & Production Fund (x)	2,220	145,277
iShares U.S. Oil Equipment & Services Fund (x)	3,070	139,531
PowerShares Cleantech Portfolio	2,570	84,020
PowerShares DWA Energy Momentum Portfolio	3,170	138,149
PowerShares Dynamic Energy Exploration & Production Portfolio	6,150	141,960
PowerShares Dynamic Oil & Gas Services Portfolio	11,350	144,939
PowerShares Global Clean Energy Portfolio	8,590	89,336
PowerShares S&P Smallcap Energy Portfolio (x)	13,680	287,554
PowerShares WilderHill Clean Energy Portfolio	34,400	126,592
PowerShares WilderHill Progressive Energy Portfolio	2,570	66,306
SPDR S&P International Energy Sector Fund	870	16,269
SPDR S&P Oil & Gas Equipment & Services Fund (x)	6,500	145,275
SPDR S&P Oil & Gas Exploration & Production Fund (x)	3,240	134,201
Vanguard Energy Fund (x)	8,990	941,073

Total Exchange Traded Funds (99.4%) (Cost $7,326,180)		5,919,498

SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	81,370	81,394

	Principal Amount	Value (Note 1)
Repurchase Agreements (22.5%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $25,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $25,500. (xx)	$25,000	25,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $36,117, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $36,836. (xx)	36,114	36,114

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $89,731, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $91,518. (xx)	$89,724	$89,724
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $50,006, collateralized by various Common Stocks; total market value $55,578. (xx)	50,000	50,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $77,976, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $79,528. (xx)	77,968	77,968
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $663,101, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $676,326. (xx)	663,065	663,065
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $100,005, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $102,001. (xx)	100,000	100,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $300,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $306,017. (xx)	300,000	300,000

Total Repurchase Agreements		1,341,871

Total Short-Term Investments (23.9%) (Cost $1,423,267)		1,423,265

Total Investments (123.3%) (Cost $8,749,447)		7,342,763
Other Assets Less Liabilities (-23.3%)		(1,385,648)

Net Assets (100%)		$5,957,115

(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $1,312,784. This was secured by cash collateral of $1,341,871 which was subsequently invested in joint repurchase agreements with a total value of $1,341,871, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $4,551 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/15/17 - 2/15/45.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,919,498	$—	$—	$5,919,498
Short-Term Investments
Investment Companies	81,394	—	—	81,394
Repurchase Agreements	—	1,341,871	—	1,341,871

Total Assets	$6,000,892	$1,341,871	$—	$7,342,763

Total Liabilities	$—	$—	$—	$—

Total	$6,000,892	$1,341,871	$—	$7,342,763

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,034,608
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,234,621

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,009
Aggregate gross unrealized depreciation	(1,441,804)

Net unrealized depreciation	$(1,435,795)

Federal income tax cost of investments	$8,778,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $7,407,576)	$6,000,892
Repurchase Agreements (Cost $1,341,871)	1,341,871
Cash	13,000
Receivable from Separate Accounts for Trust shares sold	4,124
Securities lending income receivable	1,452
Receivable from investment manager	387
Dividends, interest and other receivables	65
Other assets	17

Total assets	7,361,808

LIABILITIES
Payable for return of collateral on securities loaned	1,341,871
Payable for securities purchased	23,507
Distribution fees payable – Class IB	763
Payable to Separate Accounts for Trust shares redeemed	63
Trustees’ fees payable	13
Accrued expenses	38,476

Total liabilities	1,404,693

NET ASSETS	$5,957,115

Net assets were comprised of:
Paid in capital	$7,447,790
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(83,991)
Net unrealized appreciation (depreciation) on investments	(1,406,684)

Net assets	$5,957,115

Class IB
Net asset value, offering and redemption price per share, $3,714,811 / 499,363 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.44

Class K
Net asset value, offering and redemption price per share, $2,242,304 / 301,408 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.44

(x)	Includes value of securities on loan of $1,312,784.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$126,995
Interest	48
Securities lending (net)	9,313

Total income	136,356

EXPENSES
Professional fees	39,643
Administrative fees	30,029
Investment management fees	26,732
Custodian fees	15,501
Distribution fees – Class IB	7,367
Printing and mailing expenses	454
Trustees’ fees	123
Miscellaneous	581

Gross expenses	120,430
Less: Waiver from investment manager	(56,761)
Reimbursement from investment manager	(18,851)

Net expenses	44,818

NET INVESTMENT INCOME (LOSS)	91,538

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(37,490)
Net change in unrealized appreciation (depreciation) on investments	1,157,855

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,120,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,211,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$91,538	$91,350
Net realized gain (loss) on investments	(37,490)	(45,871)
Net change in unrealized appreciation (depreciation) on investments	1,157,855	(1,518,451)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,211,903	(1,472,972)

DIVIDENDS:
Dividends from net investment income
Class IB	(53,953)	(39,948)
Class K	(38,720)	(51,402)

	(92,673)	(91,350)

Return of capital
Class IB	—	(1,368)
Class K	—	(1,517)

	—	(2,885)

TOTAL DIVIDENDS:	(92,673)	(94,235)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 311,320 and 183,965 shares, respectively ]	2,064,885	1,349,176
Capital shares issued in reinvestment of dividends and distributions [ 7,157 and 6,915 shares, respectively ]	53,953	41,316
Capital shares repurchased [ (205,375) and (96,037) shares, respectively ]	(1,388,892)	(743,472)

Total Class IB transactions	729,946	647,020

Class K
Capital shares sold [ 86,248 and 122,012 shares, respectively ]	528,141	955,444
Capital shares issued in reinvestment of dividends and distributions [ 5,136 and 8,857 shares, respectively ]	38,720	52,919
Capital shares repurchased [ (218,563) and (153,263) shares, respectively ]	(1,451,806)	(1,253,738)

Total Class K transactions	(884,945)	(245,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(154,999)	401,645

TOTAL INCREASE (DECREASE) IN NET ASSETS	964,231	(1,165,562)
NET ASSETS:
Beginning of year	4,992,884	6,158,446

End of year (a)	$5,957,115	$4,992,884

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$6.13	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11	0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.31	(2.18)	(1.59)	0.10

Total from investment operations	1.42	(2.06)	(1.51)	0.14

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.06)
Distributions from net realized gains	—	—	(0.03)	—
Return of capital	—	— #	(0.02)	(0.10)

Total dividends and distributions	(0.11)	(0.11)	(0.17)	(0.16)

Net asset value, end of period	$7.44	$6.13	$8.30	$9.98

Total return (b)	23.17%	(24.77)%	(15.18)%	1.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,715	$2,367	$2,417	$2,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.40%	2.62%	2.65%	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.64%	1.54%	0.83%	2.47	%(l)
Before waivers and reimbursements (a)(f)(x)	0.20%	(0.13)%	(0.87)%	(0.16	)%(l)
Portfolio turnover rate (z)^	38%	22%	4%	5%

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class K	2016	2015	2014
Net asset value, beginning of period	$6.13	$8.30	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.12	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.32	(2.16)	(1.60)	0.09

Total from investment operations	1.44	(2.04)	(1.49)	0.14

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.14)	(0.06)
Distributions from net realized gains	—	—	(0.03)	—
Return of capital	—	— #	(0.02)	(0.10)

Total dividends and distributions	(0.13)	(0.13)	(0.19)	(0.16)

Net asset value, end of period	$7.44	$6.13	$8.30	$9.98

Total return (b)	23.48%	(24.59)%	(14.97)%	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,242	$2,626	$3,741	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.07%	2.26%	2.40%	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.79%	1.63%	1.06%	2.73	%(l)
Before waivers and reimbursements (a)(f)(x)	0.42%	0.07%	(0.64)%	0.09	%(l)
Portfolio turnover rate (z)^	38%	22%	4%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.60%	5.14%
Portfolio – Class K Shares*	8.89	5.41
MSCI ACWI Minimum Volatility (Net) Index	7.43	6.61
MSCI AC World (Net) Index	7.86	3.84
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.60% for the year ended December 31, 2016. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 7.43% and 7.86%, respectively.

Portfolio Highlights

In a year in which volatility measures were relatively subdued, the Portfolio outperformed both a global equity benchmark and its minimum-volatility benchmark. The Portfolio’s global and U.S. holdings all contributed positively to total return for 2016, with its largest holding, in a broad-based global minimum volatility ETF, the biggest individual contributor. In other sectors, the Portfolio’s holdings generally performed in line with their broad market indices, as U.S. small-cap and mid-cap minimum-volatility ETFs produced strong returns. The chief detractor from performance was a low-volatility, non-U.S. developed-market fund that fell modestly during the year.

Table by Asset Class (as a percentage of Total Investments) As of December 31, 2016
Equity	84.2%
Repurchase Agreements	15.3
Fixed Income	0.5

Top 10 Holdings (as a percentage of Total Investments) As of December 31, 2016
iShares Edge MSCI Min Vol Global Fund	23.6%
iShares Edge MSCI Min Vol EAFE Fund	10.8
PowerShares S&P International Developed Low Volatility Portfolio	10.6
PowerShares S&P MidCap Low Volatility Portfolio	5.8
PowerShares S&P Emerging Markets Low Volatility Portfolio	5.0
iShares Edge MSCI Min Vol Emerging Markets Fund	5.0
iShares Edge MSCI Min Vol USA Fund	4.5
PowerShares S&P 500 High Dividend Low Volatility Portfolio	4.5
PowerShares S&P 500 Low Volatility Portfolio	4.5
SPDR SSGA US Large Cap Low Volatility Index Fund	4.4

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$993.70	$4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	995.47	3.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares Edge MSCI Min Vol EAFE Fund (x)	10,650	$651,993
iShares Edge MSCI Min Vol Emerging Markets Fund	6,140	300,308
iShares Edge MSCI Min Vol Global Fund (x)	19,590	1,422,430
iShares Edge MSCI Min Vol USA Fund (x)	6,050	273,581
PowerShares S&P 500 High Dividend Low Volatility Portfolio (x)	6,940	271,909
PowerShares S&P 500 Low Volatility Portfolio (x)	6,480	269,438
PowerShares S&P Emerging Markets Low Volatility Portfolio	14,430	301,587
PowerShares S&P International Developed Low Volatility Portfolio (x)	22,490	640,065
PowerShares S&P MidCap Low Volatility Portfolio (x)	8,610	349,652
PowerShares S&P SmallCap Low Volatility Portfolio (x)	3,940	171,075
SPDR SSGA US Large Cap Low Volatility Index Fund (x)	3,270	262,679
SPDR SSGA US Small Cap Low Volatility Index Fund	1,770	165,371

Total Exchange Traded Funds (99.9%) (Cost $4,745,471)		5,080,088

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	29,321	29,330

	Principal Amount	Value (Note 1)

Repurchase Agreements (18.2%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $102,000. (xx)	$100,000	$100,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $28,188, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $28,750. (xx)	28,186	28,186
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $70,034, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $71,429. (xx)	70,028	70,028

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $200,023, collateralized by various Common Stocks; total market value $222,311. (xx)	$200,000	$200,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $60,859, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $62,070. (xx)	60,853	60,853
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $217,882, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $222,227. (xx)	217,870	217,870
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $153,009. (xx)	150,000	150,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		926,937

Total Short-Term Investments (18.8%) (Cost $956,267)		956,267

Total Investments (118.7%) (Cost $5,701,738)		6,036,355
Other Assets Less Liabilities (-18.7%)		(949,030)

Net Assets (100%)		$5,087,325

(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $906,096. This was secured by cash collateral of $926,937 which was subsequently invested in joint repurchase agreements with a total value of $926,937, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,080,088	$—	$—	$5,080,088
Short-Term Investments
Investment Companies	29,330	—	—	29,330
Repurchase Agreements	—	926,937	—	926,937

Total Assets	$5,109,418	$926,937	$—	$6,036,355

Total Liabilities	$—	$—	$—	$—

Total	$5,109,418	$926,937	$—	$6,036,355

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$824,356
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,776,343

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,709
Aggregate gross unrealized depreciation	(239,934)

Net unrealized appreciation	$333,775

Federal income tax cost of investments	$5,702,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $4,774,801)	$5,109,418
Repurchase Agreements (Cost $926,937)	926,937
Cash	12,000
Securities lending income receivable	4,930
Receivable from Separate Accounts for Trust shares sold	672
Dividends, interest and other receivables	10
Other assets	21

Total assets	6,053,988

LIABILITIES
Payable for return of collateral on securities loaned	926,937
Distribution fees payable – Class IB	574
Administrative fees payable	388
Payable to Separate Accounts for Trust shares redeemed	60
Trustees’ fees payable	12
Accrued expenses	38,692

Total liabilities	966,663

NET ASSETS	$5,087,325

Net assets were comprised of:
Paid in capital	$4,724,658
Accumulated undistributed net investment income (loss)	19,008
Accumulated undistributed net realized gain (loss) on investments	9,042
Net unrealized appreciation (depreciation) on investments	334,617

Net assets	$5,087,325

Class IB
Net asset value, offering and redemption price per share, $2,728,838 / 267,147 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

Class K
Net asset value, offering and redemption price per share, $2,358,487 / 230,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

(x)	Includes value of securities on loan of $906,096.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$149,581
Interest	47
Securities lending (net)	37,580

Total income	187,208

EXPENSES
Professional fees	39,642
Administrative fees	30,001
Investment management fees	27,090
Custodian fees	12,000
Distribution fees – Class IB	6,735
Printing and mailing expenses	452
Trustees’ fees	127
Miscellaneous	394

Gross expenses	116,441
Less: Waiver from investment manager	(57,091)
Reimbursement from investment manager	(14,682)

Net expenses	44,668

NET INVESTMENT INCOME (LOSS)	142,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	150,328
Net distributions of realized gain received from underlying funds	805

Net realized gain (loss)	151,133

Net change in unrealized appreciation (depreciation) on investments	195,310

NET REALIZED AND UNREALIZED GAIN (LOSS)	346,443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$488,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$142,540	$96,864
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	151,133	131,709
Net change in unrealized appreciation (depreciation) on investments	195,310	(168,602)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	488,983	59,971

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(62,967)	(40,794)
Class K	(60,565)	(57,376)

	(123,532)	(98,170)

Distributions from net realized capital gains
Class IB	(76,116)	(63,115)
Class K	(65,813)	(76,976)

	(141,929)	(140,091)

Return of capital
Class IB	—	(7,837)
Class K	—	(9,349)

	—	(17,186)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(265,461)	(255,447)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 78,165 and 54,341 shares, respectively ]	823,202	564,576
Capital shares issued in reinvestment of dividends and distributions [ 13,682 and 11,447 shares, respectively ]	139,083	111,746
Capital shares repurchased [ (86,324) and (88,938) shares, respectively ]	(920,375)	(962,185)

Total Class IB transactions	41,910	(285,863)

Class K
Capital shares sold [ 32,650 and 53,715 shares, respectively ]	341,854	564,838
Capital shares issued in reinvestment of dividends and distributions [ 12,436 and 14,722 shares, respectively ]	126,378	143,701
Capital shares repurchased [ (126,257) and (158,486) shares, respectively ]	(1,333,753)	(1,691,742)

Total Class K transactions	(865,521)	(983,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(823,611)	(1,269,066)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(600,089)	(1,464,542)
NET ASSETS:
Beginning of year	5,687,414	7,151,956

End of year (a)	$5,087,325	$5,687,414

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$19,008	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$9.91	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27	0.16	0.20	0.08
Net realized and unrealized gain (loss) on investments	0.58	(0.20)	0.60	(0.07)

Total from investment operations	0.85	(0.04)	0.80	0.01

Less distributions:
Dividends from net investment income	(0.25)	(0.17)	(0.23)	(0.11)
Distributions from net realized gains	(0.30)	(0.26)	— #	—
Return of capital	—	(0.03)	—	(0.06)

Total dividends and distributions	(0.55)	(0.46)	(0.23)	(0.17)

Net asset value, end of period	$10.21	$9.91	$10.41	$9.84

Total return (b)	8.60%	(0.35)%	8.16%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,729	$2,594	$2,965	$2,056
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.31%	2.44%	2.68%	3.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	2.60%	1.47%	1.94%	4.81	%(l)
Before waivers and reimbursements (a)(f)(x)	1.24%	(0.02)%	0.21%	1.99	%(l)
Portfolio turnover rate (z)^	15%	15%	2%	1%

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class K	2016	2015	2014
Net asset value, beginning of period	$9.91	$10.41	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.28	0.17	0.22	0.09
Net realized and unrealized gain (loss) on investments	0.60	(0.19)	0.61	(0.08)

Total from investment operations	0.88	(0.02)	0.83	0.01

Less distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.26)	(0.11)
Distributions from net realized gains	(0.30)	(0.26)	— #	—
Return of capital	—	(0.03)	—	(0.06)

Total dividends and distributions	(0.58)	(0.48)	(0.26)	(0.17)

Net asset value, end of period	$10.21	$9.91	$10.41	$9.84

Total return (b)	8.89%	(0.09)%	8.43%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,358	$3,094	$4,187	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.70%	0.70%
Before waivers and reimbursements (a)(f)	1.99%	2.14%	2.45%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	2.66%	1.64%	2.10%	5.06	%(l)
Before waivers and reimbursements (a)(f)(x)	1.37%	0.20%	0.35%	2.24	%(l)
Portfolio turnover rate (z)^	15%	15%	2%	1%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC — effective December 9, 2016, Blackrock Investment Management, LLC replaced Calvert Investment Management, Inc. as a sub-adviser to the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	9.96%	14.50%	6.10%
Portfolio – Class IB Shares	9.94	14.51	5.96
MSCI KLD 400 Social Index†	10.92	14.25	7.00
Calvert U.S. Large Cap Core Responsible Index	11.03	15.66	7.39
Russell 1000® Growth Index	7.08	14.50	8.33

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Calvert U.S. Large Cap Core Responsible Index, was replaced with the MSCI KLD 400 Social Index. The Investment Manager believes the MSCI KLD 400 Social Index is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.94% for the year ended December 31, 2016. The Portfolio’s benchmarks; the MSCI KLD 400 Social Index, and the Russell 1000® Growth, returned 10.92% and 7.08%, respectively, over the same year.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000® Growth Index.

Portfolio Highlights

What helped performance during the year:

•

A substantial overweight to the financials sector, as well as stock selection within the sector, was beneficial to relative performance. Bank of American Corp. was a key individual contributor within the sector.

•	Health care stock selection added to performance, including an underweight position in Allergan. Underweighting the sector also benefited relative performance.

•	Stock selection was also additive in the information technology and consumer discretionary sectors.

•	Also additive was a relative overweight in Spectra Energy Corp., which operates in three key areas of the natural gas industry: transmission and storage, distribution, and gathering and processing.

•	Overweighting the energy and utilities sectors and an underweight to the real estate sector were also beneficial to performance for the year.

What hurt performance during the year:

•	Underweighting the information technology sector was detrimental to relative performance, including relative underweight positions in Microsoft Corp. and Apple Inc.

•	Both sector allocation and stock selection within the consumer staples sector detracted from relative results.

•	Not holding UnitedHealth Group, Inc. in the health care sector was a key detractor from relative performance for the year.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	26.2%
Consumer Discretionary	13.3
Health Care	12.5
Financials	9.9
Industrials	9.8
Consumer Staples	9.4
Energy	6.5
Real Estate	4.3
Telecommunication Services	3.0
Materials	2.9
Utilities	1.8
Repurchase Agreements	0.6
Investment Companies	0.2
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,080.14	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	4.94
Class IB
Actual	1,000.00	1,080.59	5.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.97% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.3%)
Auto Components (0.2%)
Autoliv, Inc.	1,282	$145,058
BorgWarner, Inc.	3,114	122,816

		267,874

Automobiles (0.4%)
Harley-Davidson, Inc.	2,599	151,626
Tesla Motors, Inc. (x)*	1,871	399,814

		551,440

Distributors (0.2%)
LKQ Corp.*	4,464	136,821
Pool Corp.	611	63,752
Weyco Group, Inc.	92	2,880

		203,453

Hotels, Restaurants & Leisure (3.1%)
Aramark	3,368	120,305
Choice Hotels International, Inc.	530	29,707
Darden Restaurants, Inc.	1,743	126,751
Domino’s Pizza, Inc.	701	111,627
Hilton Worldwide Holdings, Inc.	8,632	234,791
Jack in the Box, Inc.	475	53,029
Marriott International, Inc., Class A	4,809	397,608
McDonald’s Corp.	12,410	1,510,545
Royal Caribbean Cruises Ltd.	2,503	205,346
Starbucks Corp.	21,329	1,184,186
Vail Resorts, Inc.	581	93,721

		4,067,616

Household Durables (0.5%)
CSS Industries, Inc.	125	3,384
Ethan Allen Interiors, Inc.	363	13,376
Garmin Ltd.	1,647	79,863
La-Z-Boy, Inc.	715	22,201
Meritage Homes Corp.*	553	19,244
Mohawk Industries, Inc.*	916	182,907
Newell Brands, Inc.	6,308	281,652
Tupperware Brands Corp.	735	38,676

		641,303

Internet & Direct Marketing Retail (1.4%)
Blue Nile, Inc.	169	6,867
HSN, Inc.	494	16,944
Netflix, Inc.*	6,235	771,893
Nutrisystem, Inc.	429	14,865
Priceline Group, Inc. (The)*	720	1,055,563
Shutterfly, Inc.*	469	23,534

		1,889,666

Leisure Products (0.2%)
Callaway Golf Co.	1,367	14,982
Hasbro, Inc.	1,641	127,654
Mattel, Inc.	4,951	136,400

		279,036

Media (3.9%)
Charter Communications, Inc.*	3,158	$909,251
Discovery Communications, Inc., Class A*	2,193	60,110
Discovery Communications, Inc., Class C*	3,294	88,213
John Wiley & Sons, Inc., Class A	669	36,461
Liberty Global plc, Class A*	3,651	111,684
Liberty Global plc *	8,903	264,419
Liberty Global plc LiLAC, Class C*	1,584	33,533
New York Times Co. (The), Class A	1,863	24,778
Scholastic Corp.	381	18,094
Scripps Networks Interactive, Inc., Class A	1,176	83,931
Time Warner, Inc.	11,312	1,091,947
Walt Disney Co. (The)	22,203	2,313,997

		5,036,418

Multiline Retail (0.2%)
Kohl’s Corp.	2,670	131,844
Nordstrom, Inc.	1,891	90,636

		222,480

Specialty Retail (1.8%)
AutoNation, Inc.*	1,039	50,547
Best Buy Co., Inc.	4,222	180,153
Buckle, Inc. (The) (x)	424	9,667
Caleres, Inc.	631	20,709
CarMax, Inc.*	2,783	179,197
Foot Locker, Inc.	1,967	139,441
GameStop Corp., Class A	1,511	38,168
Gap, Inc. (The)	3,471	77,889
Lowe’s Cos., Inc.	12,812	911,190
Office Depot, Inc.	7,511	33,950
Pier 1 Imports, Inc.	1,211	10,342
Signet Jewelers Ltd.	1,044	98,407
Staples, Inc.	9,454	85,559
Tiffany & Co.	1,815	140,536
Tractor Supply Co.	1,943	147,299
Ulta Salon Cosmetics & Fragrance, Inc.*	861	219,503

		2,342,557

Textiles, Apparel & Luxury Goods (1.4%)
Columbia Sportswear Co.	406	23,670
Deckers Outdoor Corp.*	442	24,482
Hanesbrands, Inc.	5,492	118,462
Michael Kors Holdings Ltd.*	2,457	105,602
NIKE, Inc., Class B	19,614	996,980
PVH Corp.	1,175	106,032
Under Armour, Inc., Class A (x)*	2,666	77,447
Under Armour, Inc., Class C (x)*	2,711	68,236
VF Corp.	4,823	257,307
Wolverine World Wide, Inc.	1,445	31,718

		1,809,936

Total Consumer Discretionary		17,311,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Consumer Staples (9.4%)
Beverages (2.1%)
Coca-Cola Co. (The)	59,629	$2,472,218
Dr Pepper Snapple Group, Inc.	2,695	244,356

		2,716,574

Food & Staples Retailing (0.4%)
Sysco Corp.	7,670	424,688
United Natural Foods, Inc.*	732	34,931
Whole Foods Market, Inc.	4,634	142,542

		602,161

Food Products (3.1%)
Bunge Ltd.	2,027	146,430
Campbell Soup Co.	2,916	176,330
Darling Ingredients, Inc.*	2,392	30,881
General Mills, Inc.	8,719	538,573
Hain Celestial Group, Inc. (The)*	1,504	58,701
Hormel Foods Corp.	4,236	147,455
Ingredion, Inc.	1,049	131,083
JM Smucker Co. (The)	1,692	216,677
Kellogg Co.	3,818	281,425
Kraft Heinz Co. (The)	8,854	773,131
McCormick & Co., Inc. (Non-Voting)	1,672	156,048
Mead Johnson Nutrition Co.	2,684	189,920
Mondelez International, Inc., Class A	22,699	1,006,247
WhiteWave Foods Co. (The)*	2,576	143,226

		3,996,127

Household Products (3.6%)
Clorox Co. (The)	1,882	225,878
Colgate-Palmolive Co.	12,317	806,024
Kimberly-Clark Corp.	5,254	599,586
Procter & Gamble Co. (The)	37,185	3,126,515

		4,758,003

Personal Products (0.2%)
Avon Products, Inc.*	6,352	32,014
Estee Lauder Cos., Inc. (The), Class A	3,212	245,686

		277,700

Total Consumer Staples		12,350,565

Energy (6.5%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	5,909	383,908
Core Laboratories NV (x)	641	76,946
FMC Technologies, Inc.*	3,280	116,538
National Oilwell Varco, Inc.	5,489	205,508
Schlumberger Ltd.	20,225	1,697,889

		2,480,789

Oil, Gas & Consumable Fuels (4.6%)
Clean Energy Fuels Corp. (x)*	1,621	4,636
ConocoPhillips	18,012	903,122
Denbury Resources, Inc.*	5,790	21,307
Devon Energy Corp.	6,850	312,840
Energen Corp.*	1,411	81,372
EOG Resources, Inc.	8,383	847,521

EQT Corp.	2,511	$164,219
Hess Corp.	4,143	258,067
Marathon Oil Corp.	12,315	213,173
Marathon Petroleum Corp.	7,686	386,990
Noble Energy, Inc.	6,246	237,723
Occidental Petroleum Corp.	11,110	791,365
ONEOK, Inc.	3,059	175,617
Phillips 66	6,845	591,476
Pioneer Natural Resources Co.	2,467	444,233
QEP Resources, Inc.*	3,483	64,122
Southwestern Energy Co.*	7,173	77,612
Spectra Energy Corp.	10,196	418,954

		5,994,349

Total Energy		8,475,138

Financials (9.9%)
Banks (1.9%)
Bank of Hawaii Corp. (x)	623	55,254
Cathay General Bancorp	1,089	41,415
CIT Group, Inc.	2,936	125,308
Citizens Financial Group, Inc.	7,551	269,042
Comerica, Inc.	2,528	172,182
Commerce Bancshares, Inc.	36	2,081
Heartland Financial USA, Inc.	320	15,360
International Bancshares Corp.	815	33,252
KeyCorp	15,730	287,387
M&T Bank Corp.	2,051	320,838
Old National Bancorp	1,864	33,831
People’s United Financial, Inc.	4,524	87,585
PNC Financial Services Group, Inc. (The)‡	7,147	835,913
Signature Bank*	780	117,156
Umpqua Holdings Corp.	3,201	60,115

		2,456,719

Capital Markets (3.5%)
Ameriprise Financial, Inc.	2,346	260,265
Bank of New York Mellon Corp. (The)	15,597	738,986
BlackRock, Inc.‡	1,772	674,317
Charles Schwab Corp. (The)	17,316	683,463
CME Group, Inc.	4,928	568,445
FactSet Research Systems, Inc.	591	96,587
Franklin Resources, Inc.	5,443	215,434
Invesco Ltd.	5,958	180,766
Legg Mason, Inc.	1,356	40,558
Northern Trust Corp.	3,129	278,637
State Street Corp.	5,672	440,828
T Rowe Price Group, Inc.	3,613	271,914
TD Ameritrade Holding Corp.	3,825	166,770

		4,616,970

Consumer Finance (0.7%)
Ally Financial, Inc.	6,327	120,340
American Express Co.	11,419	845,919

		966,259

Diversified Financial Services (0.1%)
Voya Financial, Inc.	2,910	114,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Insurance (3.6%)
Aflac, Inc.	5,956	$414,538
Allstate Corp. (The)	5,399	400,174
Chubb Ltd.	6,764	893,660
Hartford Financial Services Group, Inc. (The)	5,610	267,316
Loews Corp.	4,165	195,047
Marsh & McLennan Cos., Inc.	7,548	510,169
Principal Financial Group, Inc.	4,180	241,855
Progressive Corp. (The)	8,459	300,294
Prudential Financial, Inc.	6,355	661,301
Travelers Cos., Inc. (The)	4,192	513,185
Willis Towers Watson plc	1,906	233,066

		4,630,605

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	7,080	112,643

Total Financials		12,897,326

Health Care (12.5%)
Biotechnology (4.3%)
Amgen, Inc.	10,883	1,591,203
Biogen, Inc.*	3,187	903,770
BioMarin Pharmaceutical, Inc.*	2,482	205,609
Celgene Corp.*	11,272	1,304,734
Gilead Sciences, Inc.	19,192	1,374,339
Vertex Pharmaceuticals, Inc.*	3,601	265,286

		5,644,941

Health Care Equipment & Supplies (1.3%)
Align Technology, Inc.*	1,047	100,648
Becton Dickinson and Co.	3,097	512,708
Cooper Cos., Inc. (The)	704	123,151
DENTSPLY SIRONA, Inc.	3,387	195,532
Edwards Lifesciences Corp.*	3,094	289,908
Hologic, Inc.*	3,629	145,595
IDEXX Laboratories, Inc.*	1,302	152,686
ResMed, Inc. (x)	2,045	126,892
Varian Medical Systems, Inc.*	1,357	121,831

		1,768,951

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	2,766	216,273
Cardinal Health, Inc.	4,631	333,293
Centene Corp.*	2,482	140,258
Cigna Corp.	3,745	499,546
Envision Healthcare Corp.*	1,707	108,036
HCA Holdings, Inc.*	4,403	325,910
Henry Schein, Inc.*	1,189	180,383
Humana, Inc.	2,168	442,337
Laboratory Corp. of America Holdings*	1,487	190,901
MEDNAX, Inc.*	1,360	90,658
Patterson Cos., Inc.	1,224	50,221
Quest Diagnostics, Inc.	2,021	185,730
Select Medical Holdings Corp.*	1,529	20,259
Team Health Holdings, Inc.*	1,078	46,839

		2,830,644

Health Care Technology (0.2%)
Cerner Corp.*	4,418	209,281

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	4,732	$215,590
Bio-Techne Corp.	542	55,734
Mettler-Toledo International, Inc.*	385	161,145
PAREXEL International Corp.*	769	50,539
Quintiles IMS Holdings, Inc.*	2,142	162,899
Thermo Fisher Scientific, Inc.	5,734	809,067
Waters Corp.*	1,171	157,371

		1,612,345

Pharmaceuticals (3.3%)
Bristol-Myers Squibb Co.	24,299	1,420,034
Jazz Pharmaceuticals plc*	880	95,946
Merck & Co., Inc.	40,214	2,367,398
Zoetis, Inc.	6,836	365,931

		4,249,309

Total Health Care		16,315,471

Industrials (9.8%)
Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide, Inc.	2,073	151,868
Echo Global Logistics, Inc.*	383	9,594
Expeditors International of Washington, Inc.	2,632	139,391
United Parcel Service, Inc., Class B	10,053	1,152,476

		1,453,329

Airlines (0.2%)
Delta Air Lines, Inc.	2,721	133,846
Southwest Airlines Co.	2,254	112,339

		246,185

Building Products (0.8%)
A.O. Smith Corp.	2,155	102,039
Builders FirstSource, Inc.*	1,289	14,140
Fortune Brands Home & Security, Inc.	2,237	119,590
Johnson Controls International plc	13,583	559,484
Masco Corp.	4,800	151,776
Owens Corning	1,668	86,002

		1,033,031

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.*	1,558	20,332
Copart, Inc.*	1,431	79,292
Deluxe Corp.	709	50,771
Essendant, Inc.	542	11,328
HNI Corp.	646	36,124
Interface, Inc.	942	17,474
Knoll, Inc.	714	19,942
RR Donnelley & Sons Co.	1,015	16,565
Steelcase, Inc., Class A	1,274	22,805
Team, Inc.*	405	15,896
Tetra Tech, Inc.	835	36,030

		326,559

Construction & Engineering (0.1%)
EMCOR Group, Inc.	884	62,552
Granite Construction, Inc.	576	31,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Quanta Services, Inc.*	2,189	$76,286

		170,518

Electrical Equipment (0.7%)
Acuity Brands, Inc.	638	147,289
Eaton Corp. plc	6,613	443,666
Rockwell Automation, Inc.	1,881	252,806
Sensata Technologies Holding NV*	2,483	96,713

		940,474

Industrial Conglomerates (1.4%)
3M Co.	8,790	1,569,630
Roper Technologies, Inc.	1,473	269,677

		1,839,307

Machinery (3.3%)
AGCO Corp.	943	54,562
Caterpillar, Inc.	8,496	787,919
CLARCOR, Inc.	709	58,471
Cummins, Inc.	2,329	318,304
Deere & Co.	3,885	400,310
Dover Corp.	2,256	169,042
Flowserve Corp. (x)	1,895	91,055
Fortive Corp.	4,521	242,461
Graco, Inc.	809	67,220
Illinois Tool Works, Inc.	4,646	568,949
Ingersoll-Rand plc	3,750	281,400
Lincoln Electric Holdings, Inc.	880	67,470
Meritor, Inc.*	1,198	14,879
Middleby Corp. (The)*	836	107,685
Parker-Hannifin Corp.	1,946	272,440
Snap-on, Inc.	844	144,552
Stanley Black & Decker, Inc.	2,187	250,827
Tennant Co.	243	17,302
Timken Co. (The)	1,024	40,653
WABCO Holdings, Inc.*	770	81,736
Wabtec Corp.	1,310	108,756
Xylem, Inc.	2,605	129,000

		4,274,993

Professional Services (0.5%)
CEB, Inc.	468	28,361
Dun & Bradstreet Corp. (The)	528	64,057
Exponent, Inc.	378	22,793
Heidrick & Struggles International, Inc.	257	6,207
ICF International, Inc.*	262	14,462
IHS Markit Ltd.*	5,234	185,336
Kelly Services, Inc., Class A	453	10,383
ManpowerGroup, Inc.	996	88,515
Navigant Consulting, Inc.*	689	18,038
On Assignment, Inc.*	737	32,546
Resources Connection, Inc.	406	7,815
Robert Half International, Inc.	1,892	92,292
RPX Corp.*	720	7,776
TrueBlue, Inc.*	617	15,209

		593,790

Road & Rail (1.0%)
ArcBest Corp.	356	9,843
Avis Budget Group, Inc.*	1,188	43,576

CSX Corp.	13,758	$494,325
Genesee & Wyoming, Inc., Class A*	832	57,749
Hertz Global Holdings, Inc.*	1,050	22,638
Kansas City Southern	1,570	133,215
Norfolk Southern Corp.	4,269	461,351
Ryder System, Inc.	777	57,840

		1,280,537

Trading Companies & Distributors (0.5%)
Air Lease Corp.	1,420	48,749
Applied Industrial Technologies, Inc.	539	32,017
Fastenal Co.	4,200	197,316
H&E Equipment Services, Inc.	464	10,788
United Rentals, Inc.*	1,252	132,186
WW Grainger, Inc.	834	193,696

		614,752

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	860	12,857

Total Industrials		12,786,332

Information Technology (26.2%)
Communications Equipment (1.9%)
Calix, Inc.*	638	4,913
Cisco Systems, Inc.	73,147	2,210,502
Motorola Solutions, Inc.	2,181	180,783
Plantronics, Inc.	482	26,394

		2,422,592

Electronic Equipment, Instruments & Components (0.7%)
Corning, Inc.	15,072	365,798
Flex Ltd.*	7,941	114,112
Itron, Inc.*	528	33,185
TE Connectivity Ltd.	5,168	358,039
Trimble, Inc.*	3,622	109,203

		980,337

Internet Software & Services (5.7%)
Alphabet, Inc., Class A*	4,288	3,398,026
Alphabet, Inc., Class C*	4,497	3,470,874
Yahoo!, Inc.*	13,150	508,511

		7,377,411

IT Services (3.8%)
Accenture plc, Class A	9,075	1,062,955
Automatic Data Processing, Inc.	6,634	681,842
Cognizant Technology Solutions Corp., Class A*	8,827	494,577
Convergys Corp.	1,394	34,237
FleetCor Technologies, Inc.*	1,346	190,486
International Business Machines Corp.	13,206	2,192,064
Teradata Corp.*	1,895	51,487
Western Union Co. (The)	7,090	153,995
Xerox Corp.	12,520	109,299

		4,970,942

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.*	11,065	125,477
Analog Devices, Inc.	4,469	324,539

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Applied Materials, Inc.	15,719	$507,252
Intel Corp.	68,672	2,490,734
Lam Research Corp.	2,329	246,245
Microchip Technology, Inc.	3,129	200,725
NVIDIA Corp.	7,780	830,437
Skyworks Solutions, Inc.	2,725	203,449
SunPower Corp. (x)*	904	5,976
Texas Instruments, Inc.	14,624	1,067,113

		6,001,947

Software (8.8%)
Adobe Systems, Inc.*	7,260	747,417
ANSYS, Inc.*	1,268	117,277
Autodesk, Inc.*	2,903	214,851
CA, Inc.	4,567	145,093
Cadence Design Systems, Inc.*	4,249	107,160
Citrix Systems, Inc.*	2,264	202,198
Dell Technologies, Inc., Class V*	3,241	178,158
Intuit, Inc.	3,547	406,522
Microsoft Corp.	107,660	6,689,992
Oracle Corp.	44,968	1,729,019
salesforce.com, Inc.*	9,360	640,786
Symantec Corp.	8,948	213,768
Workday, Inc., Class A*	1,730	114,336

		11,506,577

Technology Hardware, Storage & Peripherals (0.7%)
Hewlett Packard Enterprise Co.	24,166	559,201
HP, Inc.	24,865	368,997
Super Micro Computer, Inc.*	566	15,876

		944,074

Total Information Technology		34,203,880

Materials (2.9%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	3,009	432,754
Albemarle Corp.	1,634	140,655
Axalta Coating Systems Ltd.*	3,128	85,082
Ecolab, Inc.	3,817	447,429
H.B. Fuller Co.	732	35,363
International Flavors & Fragrances, Inc.	1,157	136,329
Minerals Technologies, Inc.	506	39,088
Mosaic Co. (The)	4,836	141,840
PPG Industries, Inc.	3,871	366,816
Praxair, Inc.	4,148	486,104
Sherwin-Williams Co. (The)	1,139	306,095
Valspar Corp. (The)	1,095	113,453

		2,731,008

Containers & Packaging (0.5%)
Avery Dennison Corp.	1,292	90,724
Ball Corp.	2,406	180,619
Sealed Air Corp.	2,859	129,627
Sonoco Products Co.	1,457	76,784
WestRock Co.	3,656	185,615

		663,369

Metals & Mining (0.3%)
Compass Minerals International, Inc. (x)	491	38,470
Nucor Corp.	4,628	275,459

Schnitzer Steel Industries, Inc., Class A	385	$9,894

		323,823

Paper & Forest Products (0.0%)
Domtar Corp.	910	35,517

Total Materials		3,753,717

Real Estate (4.3%)
Equity Real Estate Investment Trusts (REITs) (4.1%)
American Tower Corp. (REIT)	6,216	656,907
AvalonBay Communities, Inc. (REIT)	1,996	353,591
Boston Properties, Inc. (REIT)	2,234	280,993
Corporate Office Properties Trust (REIT)	1,377	42,990
Digital Realty Trust, Inc. (REIT)	2,316	227,570
Duke Realty Corp. (REIT)	5,098	135,403
Equinix, Inc. (REIT)	1,033	369,205
Equity Residential (REIT)	5,314	342,009
Federal Realty Investment Trust (REIT)	1,038	147,510
Forest City Realty Trust, Inc. (REIT), Class A	3,511	73,169
HCP, Inc. (REIT)	6,797	202,007
Host Hotels & Resorts, Inc. (REIT)	10,792	203,321
Iron Mountain, Inc. (REIT)	3,635	118,065
Liberty Property Trust (REIT)	2,133	84,254
Macerich Co. (The) (REIT)	1,775	125,741
Potlatch Corp. (REIT)	589	24,532
Prologis, Inc. (REIT)	7,660	404,371
Simon Property Group, Inc. (REIT)	4,570	811,952
UDR, Inc. (REIT)	3,882	141,615
Vornado Realty Trust (REIT)	2,470	257,794
Weyerhaeuser Co. (REIT)	10,883	327,469

		5,330,468

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	4,391	138,273
Jones Lang LaSalle, Inc.	657	66,383
Realogy Holdings Corp.	2,109	54,265

		258,921

Total Real Estate		5,589,389

Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.9%)
CenturyLink, Inc.	7,936	188,718
Cincinnati Bell, Inc.*	550	12,293
Level 3 Communications, Inc.*	4,442	250,351
SBA Communications Corp., Class A*	1,811	187,004
Verizon Communications, Inc.	59,282	3,164,473

		3,802,839

Wireless Telecommunication Services (0.1%)
Sprint Corp. (x)*	11,566	97,386

Total Telecommunication Services		3,900,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Utilities (1.8%)
Electric Utilities (0.3%)
Alliant Energy Corp.	3,304	$125,189
Eversource Energy	4,611	254,665

		379,854

Gas Utilities (0.1%)
New Jersey Resources Corp.	1,252	44,446
Northwest Natural Gas Co.	400	23,920
WGL Holdings, Inc.	742	56,600

		124,966

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	9,580	111,319
Ormat Technologies, Inc.	540	28,955

		140,274

Multi-Utilities (1.1%)
Avista Corp.	926	37,031
CenterPoint Energy, Inc.	5,947	146,534
CMS Energy Corp.	4,068	169,310
Consolidated Edison, Inc.	4,425	326,034
MDU Resources Group, Inc.	2,697	77,593
NiSource, Inc.	4,683	103,682
Sempra Energy	3,449	347,107
WEC Energy Group, Inc.	4,588	269,086

		1,476,377

Water Utilities (0.2%)
American Water Works Co., Inc.	2,586	187,123

Total Utilities		2,308,594

Total Common Stocks (99.6%) (Cost $106,923,940)		129,892,416

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley subsidiary) (Contingent Value Shares)*†	2,090	794
Safeway, Inc. (PDC subsidiary) (Contingent Value Shares)*†	2,090	102

Total Consumer Staples		896

Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp. (Contingent Value Shares)*†	860	716

Total Health Care		716

Total Rights (0.0%) (Cost $—)		1,612

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	333,595	333,695

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $47,384, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $48,328. (xx)	$47,380	$47,380
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $19,071, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $19,451. (xx)	19,070	19,070
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $100,012, collateralized by various Common Stocks; total market value $111,156. (xx)	100,000	100,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $41,176, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $41,996. (xx)	41,172	41,172
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $397,824, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $405,758. (xx)	397,802	397,802
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $70,384, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $71,824. (xx)	70,380	70,380
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $52,583, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $53,658. (xx)	52,579	52,579

Total Repurchase Agreements		728,383

Total Short-Term Investments (0.8%) (Cost $1,062,078)		1,062,078

Total Investments (100.4%) (Cost $107,986,018)		130,956,106
Other Assets Less Liabilities (-0.4%)		(504,139)

Net Assets (100%)		$130,451,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

*	Non-income producing.
†	Securities (totaling $1,612 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $706,340. This was secured by cash collateral of $728,383 which was subsequently invested in joint repurchase agreements with a total value of $728,383, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.*	$447,784	$266,680	$70,729	$674,317	$12,176	$15,377
PNC Financial Services Group, Inc.(The)*	500,282	329,749	75,040	835,913	10,090	13,327

	$948,066	$596,429	$145,769	$1,510,230	$22,266	$28,704

*	Not affiliated at December 31, 2015.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$17,311,779	$—	$—	$17,311,779
Consumer Staples	12,350,565	—	—	12,350,565
Energy	8,475,138	—	—	8,475,138
Financials	12,897,326	—	—	12,897,326
Health Care	16,315,471	—	—	16,315,471
Industrials	12,786,332	—	—	12,786,332
Information Technology	34,203,880	—	—	34,203,880
Materials	3,753,717	—	—	3,753,717
Real Estate	5,589,389	—	—	5,589,389
Telecommunication Services	3,900,225	—	—	3,900,225
Utilities	2,308,594	—	—	2,308,594
Rights
Consumer Staples	—	—	896	896
Health Care	—	—	716	716
Short-Term Investments
Investment Companies	333,695	—	—	333,695
Repurchase Agreements	—	728,383	—	728,383

Total Assets	$130,226,111	$728,383	$1,612	$130,956,106

Total Liabilities	$—	$—	$—	$—

Total	$130,226,111	$728,383	$1,612	$130,956,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$18,901,306
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$29,184,452

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,331,715
Aggregate gross unrealized depreciation	(1,352,693)

Net unrealized appreciation	$22,979,022

Federal income tax cost of investments	$107,977,084

For the year ended December 31, 2016, the Portfolio incurred approximately $1,178 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $1,011,812)	$1,510,230
Unaffiliated Issuers (Cost $106,245,823)	128,717,493
Repurchase Agreements (Cost $728,383)	728,383
Cash	229,045
Dividends, interest and other receivables	170,497
Receivable from Separate Accounts for Trust shares sold	36,760
Securities lending income receivable	25
Other assets	422

Total assets	131,392,855

LIABILITIES
Payable for return of collateral on securities loaned	728,383
Payable to Separate Accounts for Trust shares redeemed	60,325
Investment management fees payable	55,494
Distribution fees payable – Class IB	27,022
Administrative fees payable	10,935
Distribution fees payable – Class IA	725
Trustees’ fees payable	203
Accrued expenses	57,801

Total liabilities	940,888

NET ASSETS	$130,451,967

Net assets were comprised of:
Paid in capital	$88,126,378
Accumulated undistributed net investment income (loss)	41,511
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	19,313,990
Net unrealized appreciation (depreciation) on investments and foreign currency translations	22,970,088

Net assets	$130,451,967

Class IA
Net asset value, offering and redemption price per share, $3,401,674 / 287,004 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

Class IB
Net asset value, offering and redemption price per share, $127,050,293 / 10,893,963 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.66

(x)	Includes value of securities on loan of $706,340.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($22,266 of dividend income received from affiliates) (net of $1,778 foreign withholding tax)	$2,651,911
Interest	799
Securities lending (net)	18,438

Total income	2,671,148

EXPENSES
Investment management fees	632,477
Distribution fees – Class IB	307,449
Administrative fees	127,039
Custodian fees	56,150
Professional fees	49,280
Printing and mailing expenses	18,627
Distribution fees – Class IA	8,789
Trustees’ fees	2,912
Miscellaneous	3,767

Total expenses	1,206,490

NET INVESTMENT INCOME (LOSS)	1,464,658

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($28,704 of realized gain (loss) from affiliates)	21,901,247
Foreign currency transactions	(1,734)

Net realized gain (loss)	21,899,513

Change in unrealized appreciation (depreciation) on:
Investments ($111,504 of change in unrealized appreciation (depreciation) from affiliates)	(11,482,268)
Foreign currency translations	1,122

Net change in unrealized appreciation (depreciation)	(11,481,146)

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,418,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,883,025

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,464,658	$1,388,318
Net realized gain (loss) on investments and foreign currency transactions	21,899,513	14,198,728
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,481,146)	(14,768,748)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,883,025	818,298

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(37,722)	(38,037)
Class IB	(1,434,906)	(1,342,007)

	(1,472,628)	(1,380,044)

Distributions from net realized capital gains
Class IA	(69,725)	(394,367)
Class IB	(2,492,414)	(13,869,485)

	(2,562,139)	(14,263,852)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,034,767)	(15,643,896)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 12,157 and 54,149 shares, respectively ]	136,019	692,410
Capital shares issued in reinvestment of dividends and distributions [ 9,089 and 39,635 shares, respectively ]	107,447	432,404
Capital shares repurchased [ (65,231) and (85,323) shares, respectively ]	(739,660)	(1,090,764)

Total Class IA transactions	(496,194)	34,050

Class IB
Capital shares sold [ 884,699 and 2,573,442 shares, respectively ]	9,760,823	32,183,569
Capital shares issued in reinvestment of dividends and distributions [ 337,465 and 1,416,248 shares, respectively ]	3,927,320	15,211,492
Capital shares repurchased [ (1,981,477) and (2,737,004) shares, respectively ]	(21,760,361)	(34,367,126)

Total Class IB transactions	(8,072,218)	13,027,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,568,412)	13,061,985

TOTAL INCREASE (DECREASE) IN NET ASSETS	(720,154)	(1,763,613)
NET ASSETS:
Beginning of year	131,172,121	132,935,734

End of year (a)	$130,451,967	$131,172,121

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$41,511	$44,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.11	$12.56	$11.23	$8.42	$7.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	(0.10)	1.42	2.81	1.14

Total from investment operations	1.10	0.03	1.52	2.89	1.22

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.09)	(0.08)	(0.08)
Distributions from net realized gains	(0.23)	(1.35)	(0.10)	—	—

Total dividends and distributions	(0.36)	(1.48)	(0.19)	(0.08)	(0.08)

Net asset value, end of year	$11.85	$11.11	$12.56	$11.23	$8.42

Total return	9.96%	0.47%	13.57%	34.31%	16.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,402	$3,678	$4,052	$3,713	$3,041
Ratio of expenses to average net assets (f)	0.95%	0.93%	0.95%	0.96%	1.01%
Ratio of net investment income (loss) to average net assets (f)	1.16%	1.01%	0.83%	0.82%	0.98%
Portfolio turnover rate^	15%	52%	13%	16%	11%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.94	$12.39	$11.08	$8.31	$7.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95	(0.10)	1.40	2.77	1.13

Total from investment operations	1.08	0.03	1.50	2.85	1.21

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.09)	(0.08)	(0.08)
Distributions from net realized gains	(0.23)	(1.35)	(0.10)	—	—

Total dividends and distributions	(0.36)	(1.48)	(0.19)	(0.08)	(0.08)

Net asset value, end of year	$11.66	$10.94	$12.39	$11.08	$8.31

Total return	9.94%	0.49%	13.58%	34.27%	16.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$127,050	$127,494	$128,884	$115,118	$81,295
Ratio of expenses to average net assets (f)	0.95%	0.93%	0.95%	0.96%	1.01%
Ratio of net investment income (loss) to average net assets (f)	1.16%	1.01%	0.83%	0.82%	0.99%
Portfolio turnover rate^	15%	52%	13%	16%	11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.48%	8.00%	2.82%
Portfolio – Class IB Shares	4.48	8.02	2.70
Portfolio – Class K Shares*	4.74	8.27	7.26
MSCI AC World (Net) Index	7.86	9.36	3.56
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	2.13	6.36	0.61
Volatility Managed Index – Global Blend	4.59	10.36	5.30
Volatility Managed Index – Global Proxy Blend	5.50	10.50	5.54
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.48% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI AC World (Net) Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — Global Blend and the Volatility Managed Index — Global Proxy Blend returned 7.86%, 2.13%, 4.59% and 5.50%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI AC World (Net) Index benchmark.

Portfolio Highlights

What helped performance during the year:

•

A relative underweight in the health care sector, the worst performing sector in the benchmark, aided performance. In particular, not holding benchmark constituent Valeant Pharmaceuticals International, Inc. added to relative performance.

•	Other strong performing holdings included Brazilian holdings Banco Bradesco SA and Raia Drogasil SA, the largest drugstore chain in Brazil, and Peruvian holding Credicorp Ltd.

•	Stock selection in consumer discretionary also added to results, as did an underweight to the consumer staples sector.

What hurt performance during the year:

•	Financials, industrials and health care stock selection were detractors from relative returns for the year.

•	Underweighting the energy sector, which was the top performing sector in the benchmark, detracted from relative returns, as did an underweight in the materials sector.

•	Holding SunEdison, Inc., a global renewable energy company headquartered in the U.S., was a notable detractor from relative performance. The company is not a benchmark constituent.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$371,171,432	17.7%
Information Technology	310,134,820	14.8
Consumer Discretionary	252,464,709	12.1
Industrials	217,126,629	10.4
Health Care	205,021,728	9.8
Consumer Staples	173,342,678	8.3
Investment Company	99,508,019	4.8
Energy	99,253,747	4.7
Materials	90,073,943	4.3
Telecommunication Services	67,665,752	3.2
Real Estate	49,200,363	2.3
Utilities	42,280,370	2.0
Repurchase Agreements	26,061,275	1.2
Cash and Other	92,099,246	4.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,054.23	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class IB
Actual	1,000.00	1,054.32	5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class K
Actual	1,000.00	1,055.42	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.3%)
Banco Macro SA (ADR)	20,084	$1,292,405
Grupo Financiero Galicia SA (ADR)	50,381	1,356,257
MercadoLibre, Inc.	21,733	3,393,391

		6,042,053

Australia (2.2%)
AGL Energy Ltd.	33,170	528,771
Alumina Ltd. (x)	132,164	174,538
Amcor Ltd.	58,353	629,551
AMP Ltd.	145,851	530,477
APA Group	57,099	353,131
Aristocrat Leisure Ltd.	28,027	313,498
ASX Ltd.	10,073	361,569
Aurizon Holdings Ltd.	104,616	381,255
AusNet Services	93,733	106,875
Australia & New Zealand Banking Group Ltd.	144,779	3,178,274
Bank of Queensland Ltd. (x)	18,638	159,653
Bendigo & Adelaide Bank Ltd.	18,965	173,950
BHP Billiton Ltd.	158,439	2,865,298
BHP Billiton plc	103,873	1,672,491
Boral Ltd.	50,690	197,900
Brambles Ltd.	80,641	721,613
Caltex Australia Ltd.	11,386	250,281
Challenger Ltd.	28,646	232,358
CIMIC Group Ltd.	5,498	138,629
Coca-Cola Amatil Ltd. (x)	30,909	225,731
Cochlear Ltd. (x)	3,061	270,709
Commonwealth Bank of Australia (x)	85,032	5,056,953
Computershare Ltd.	18,836	169,369
Crown Resorts Ltd.	19,397	162,095
CSL Ltd. (x)	22,050	1,597,762
Dexus Property Group (REIT) (x)	46,155	320,421
Domino’s Pizza Enterprises Ltd.	3,222	151,112
DUET Group (x)	126,845	250,813
Flight Centre Travel Group Ltd.	2,751	62,139
Fortescue Metals Group Ltd.	69,654	296,066
Goodman Group (REIT) (x)	90,034	463,258
GPT Group (The) (REIT)	93,665	339,995
Harvey Norman Holdings Ltd. (x)	32,214	119,491
Healthscope Ltd.	95,784	158,291
Incitec Pivot Ltd.	67,723	175,940
Insurance Australia Group Ltd.	119,325	515,804
LendLease Group (x)	26,451	279,072
Macquarie Group Ltd.	14,843	933,182
Medibank Pvt Ltd.	126,867	258,181
Mirvac Group (REIT)	189,038	290,573
National Australia Bank Ltd.	131,135	2,902,412
Newcrest Mining Ltd.	37,863	553,308
Oil Search Ltd.	66,928	346,301
Orica Ltd.	17,867	227,961
Origin Energy Ltd.	89,647	426,332
Qantas Airways Ltd.	26,602	63,927
QBE Insurance Group Ltd.	70,273	629,849
Ramsay Health Care Ltd.	7,326	361,089
REA Group Ltd.	2,757	109,885
Santos Ltd. (x)	84,157	244,142

Scentre Group (REIT) (x)	267,749	$896,546
SEEK Ltd.	16,617	178,436
Sonic Healthcare Ltd.	20,799	321,205
South32 Ltd.	274,146	544,053
Stockland (REIT)	118,303	391,010
Suncorp Group Ltd.	66,145	645,357
Sydney Airport	58,064	250,992
Tabcorp Holdings Ltd.	42,204	146,496
Tatts Group Ltd.	59,569	192,586
Telstra Corp. Ltd.	213,405	785,419
TPG Telecom Ltd.	16,154	79,504
Transurban Group (x)	101,473	755,713
Treasury Wine Estates Ltd.	37,157	286,377
Vicinity Centres (REIT)	162,868	351,426
Vocus Communications Ltd.	26,717	74,615
Wesfarmers Ltd.	54,766	1,665,452
Westfield Corp. (REIT) (x)	98,253	665,082
Westpac Banking Corp.	165,894	3,902,787
Woodside Petroleum Ltd.	38,419	863,913
Woolworths Ltd. (x)	63,819	1,109,925

		45,039,169

Austria (0.2%)
ANDRITZ AG	2,911	146,150
Erste Group Bank AG*	110,248	3,229,162
OMV AG	8,129	287,173
Raiffeisen Bank International AG*	6,440	117,820
voestalpine AG	5,318	208,749

		3,989,054

Belgium (0.3%)
Ageas	9,700	384,025
Anheuser-Busch InBev SA/NV	37,776	3,998,361
Colruyt SA	3,463	171,349
Groupe Bruxelles Lambert SA	4,102	344,229
KBC Group NV	13,082	810,134
Proximus SADP	7,692	221,533
Solvay SA	3,469	406,610
Telenet Group Holding NV*	2,287	126,919
UCB SA	6,576	421,633
Umicore SA	4,220	240,544

		7,125,337

Brazil (1.1%)
Banco Bradesco SA (Preference) (q)*	538,378	4,797,051
BRF SA	262,915	3,897,640
Itau Unibanco Holding SA (Preference) (q)	511,500	5,319,776
Kosmos Comercio de Vestuario SA (Preference) (q)*†	1,248,000	—
Lojas Renner SA	325,554	2,317,598
Petroleo Brasileiro SA*	394,330	2,052,401
Petroleo Brasileiro SA (Preference) (q)*	555,806	2,539,354
Raia Drogasil SA*	166,398	3,128,366

		24,052,186

Chile (0.1%)
Antofagasta plc	22,132	184,109
S.A.C.I. Falabella	254,642	2,014,759

		2,198,868

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

China (2.7%)
Alibaba Group Holding Ltd. (ADR)*	49,770	$4,370,304
Bank of China Ltd., Class H	12,347,000	5,477,295
China Construction Bank Corp., Class H	6,717,420	5,171,577
China Machinery Engineering Corp., Class H	798,000	506,307
China Mengniu Dairy Co. Ltd.	590,000	1,136,708
China Mobile Ltd.	613,000	6,497,982
China Overseas Land & Investment Ltd.	270,000	715,520
China Pacific Insurance Group Co. Ltd., Class H	706,000	2,462,738
Chongqing Changan Automobile Co. Ltd., Class B	266,100	380,560
CRCC High-Tech Equipment Corp. Ltd., Class H	1,319,500	529,195
CSPC Pharmaceutical Group Ltd.	1,176,000	1,255,694
Huadian Power International Corp. Ltd., Class H	1,182,000	535,021
Industrial & Commercial Bank of China Ltd., Class H	572,000	343,001
JD.com, Inc. (ADR) (x)*	226,169	5,753,739
NetEase, Inc. (ADR)	4,860	1,046,552
New Oriental Education & Technology Group, Inc. (ADR)*	22,012	926,705
PetroChina Co. Ltd., Class H	1,852,000	1,380,432
Shanghai Jin Jiang International Hotels Group Co. Ltd., Class H	1,220,000	322,522
Shenzhen International Holdings Ltd.	483,000	703,837
Shenzhou International Group Holdings Ltd.	284,000	1,796,402
TAL Education Group (ADR)*	18,437	1,293,356
Tencent Holdings Ltd.	571,800	13,988,066
Yangzijiang Shipbuilding Holdings Ltd.	100,497	56,558

		56,650,071

Colombia (0.1%)
Cemex Latam Holdings SA*	202,592	762,588
Grupo de Inversiones Suramericana SA	81,524	1,037,381
Grupo de Inversiones Suramericana SA (Preference) (q)	38,966	480,260

		2,280,229

Czech Republic (0.1%)
Komercni banka A/S	81,349	2,804,542

Denmark (0.5%)
AP Moller – Maersk A/S, Class A	167	252,303
AP Moller – Maersk A/S, Class B	335	534,577
Carlsberg A/S, Class B	5,564	480,178
Chr Hansen Holding A/S	5,256	291,062
Coloplast A/S, Class B	5,440	366,877

Danske Bank A/S	35,205	$1,067,740
DONG Energy A/S *§(b)	4,236	160,503
DSV A/S	9,343	415,656
FLSmidth & Co. A/S	27,388	1,136,238
Genmab A/S*	2,976	494,279
ISS A/S	7,939	267,987
Novo Nordisk A/S, Class B	94,654	3,413,575
Novozymes A/S, Class B	10,624	366,293
Pandora A/S	5,603	733,051
TDC A/S*	44,026	226,037
Tryg A/S	6,400	115,721
Vestas Wind Systems A/S	10,942	711,133
William Demant Holding A/S*	4,480	77,897

		11,111,107

Egypt (0.1%)
Commercial International Bank Egypt SAE	401,189	1,617,148

Finland (0.3%)
Elisa OYJ	7,658	249,333
Fortum OYJ	23,101	354,302
Kone OYJ, Class B	16,960	760,000
Metso OYJ	5,977	170,505
Neste OYJ	5,610	215,546
Nokia OYJ	295,192	1,425,647
Nokian Renkaat OYJ	6,228	232,210
Orion OYJ, Class B	4,503	200,458
Sampo OYJ, Class A	21,905	982,053
Stora Enso OYJ, Class R	27,613	296,772
UPM-Kymmene OYJ	26,296	646,062
Wartsila OYJ Abp	6,973	313,277

		5,846,165

France (4.2%)
Accor SA	7,788	290,456
Aeroports de Paris (x)	1,669	178,850
Air Liquide SA	19,472	2,165,529
Airbus Group SE	150,655	9,965,606
Alstom SA*	8,146	224,448
Arkema SA	3,409	333,514
Atos SE	4,421	466,540
AXA SA‡	95,322	2,406,672
BNP Paribas SA	52,452	3,343,183
Bollore SA	43,664	153,976
Bouygues SA	10,614	380,379
Bureau Veritas SA	13,568	262,938
Capgemini SA	7,727	651,926
Carrefour SA	28,982	698,326
Casino Guichard Perrachon SA	3,106	149,058
Christian Dior SE	2,544	533,580
Cie de Saint-Gobain	23,927	1,114,640
Cie Generale des Etablissements Michelin	9,148	1,017,853
CNP Assurances	8,928	165,406
Credit Agricole SA	56,605	701,914
Danone SA	29,266	1,854,573
Dassault Aviation SA	115	128,512
Dassault Systemes SE	6,650	506,739
Edenred	10,710	212,344
Eiffage SA	2,663	185,712
Electricite de France SA (x)	13,356	136,093
Engie SA	73,853	942,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Essilor International SA	10,420	$1,177,481
Eurazeo SA	1,981	115,901
Eutelsat Communications SA	9,130	176,789
Fonciere Des Regions (REIT)	1,632	142,485
Gecina SA (REIT)	2,013	278,540
Groupe Eurotunnel SE (Registered)	24,964	237,399
Hermes International	1,373	563,662
ICADE (REIT)	1,604	114,460
Iliad SA	1,381	265,520
Imerys SA	1,999	151,653
Ingenico Group SA	2,884	230,329
JCDecaux SA	4,258	125,187
Kering (x)	26,731	6,001,918
Klepierre (REIT)	11,379	447,322
Lagardere SCA	6,042	167,875
Legrand SA	13,456	764,173
L’Oreal SA	12,349	2,254,057
LVMH Moet Hennessy Louis Vuitton SE	52,845	10,090,790
Natixis SA	48,624	274,347
Orange SA	97,335	1,479,006
Pernod Ricard SA	10,206	1,106,027
Peugeot SA*	23,539	383,940
Publicis Groupe SA	9,387	647,714
Remy Cointreau SA	1,303	111,127
Renault SA	9,625	856,235
Rexel SA	14,900	245,227
Safran SA	15,748	1,134,207
Sanofi	57,515	4,655,769
Schneider Electric SE	27,855	1,938,449
SCOR SE	7,988	276,053
SEB SA	1,138	154,232
SFR Group SA*	4,437	125,312
Societe BIC SA	1,547	210,314
Societe Generale SA	118,407	5,826,349
Sodexo SA (x)	4,510	518,422
Suez	16,031	236,504
Technip SA (x)	48,050	3,429,818
Thales SA	4,938	478,890
TOTAL SA	111,689	5,727,982
Unibail-Rodamco SE (REIT)	4,744	1,132,338
Valeo SA	11,654	669,933
Veolia Environnement SA	23,395	398,338
Vinci SA	25,361	1,727,248
Vivendi SA	51,861	985,649
Wendel SA	1,150	138,487
Zodiac Aerospace (x)	10,871	249,637

		87,594,087

Germany (4.1%)
adidas AG	23,236	3,672,575
Allianz SE (Registered)	55,315	9,141,691
Axel Springer SE	2,335	113,385
BASF SE	45,536	4,233,005
Bayer AG (Registered)	81,143	8,467,207
Bayerische Motoren Werke AG	16,042	1,498,687
Bayerische Motoren Werke AG (Preference) (q)	77,111	5,901,124
Beiersdorf AG	5,243	444,835
Brenntag AG	8,035	446,585
Commerzbank AG	52,794	402,686

Continental AG	5,550	$1,073,214
Covestro AG§	3,585	245,973
Daimler AG (Registered)	47,694	3,550,504
Deutsche Bank AG (Registered)*	68,038	1,235,448
Deutsche Boerse AG*	9,724	793,697
Deutsche Lufthansa AG (Registered)	12,345	159,448
Deutsche Post AG (Registered)	48,116	1,582,031
Deutsche Telekom AG (Registered)	161,703	2,783,894
Deutsche Wohnen AG	16,003	502,671
E.ON SE	100,220	706,827
Evonik Industries AG	7,547	225,461
Fraport AG Frankfurt Airport Services Worldwide	1,956	115,653
Fresenius Medical Care AG & Co. KGaA	10,264	869,214
Fresenius SE & Co. KGaA	19,836	1,550,576
Fuchs Petrolub SE (Preference) (q)	3,550	149,028
GEA Group AG	9,511	382,749
Hannover Rueck SE	2,935	317,603
HeidelbergCement AG	7,330	683,862
Henkel AG & Co. KGaA	5,405	563,154
Henkel AG & Co. KGaA (Preference) (q)	8,965	1,068,741
HOCHTIEF AG	1,076	150,699
HUGO BOSS AG	3,001	183,633
Infineon Technologies AG	57,181	993,763
Innogy SE*§	7,145	248,274
K+S AG (Registered) (x)	9,298	222,079
LANXESS AG	4,760	312,412
Linde AG	27,195	4,468,646
MAN SE	1,833	182,010
Merck KGaA	6,309	658,472
METRO AG	8,456	281,145
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,788	1,472,778
OSRAM Licht AG	4,625	242,573
Porsche Automobil Holding SE (Preference) (q)	7,964	433,752
ProSiebenSat.1 Media SE	11,379	438,518
RWE AG*	25,452	316,548
SAP SE	132,056	11,511,314
Schaeffler AG (Preference) (q)	8,373	123,879
Siemens AG (Registered)	55,247	6,792,592
Symrise AG	6,013	366,040
Telefonica Deutschland Holding AG	38,786	166,170
thyssenkrupp AG	19,132	455,954
TUI AG	26,502	379,848
United Internet AG (Registered)	5,203	203,167
Volkswagen AG	1,753	252,344
Volkswagen AG (Preference) (q)	9,338	1,310,783
Vonovia SE	22,790	741,408
Zalando SE*§	4,170	159,297

		85,949,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hong Kong (1.2%)
AIA Group Ltd.	1,217,800	$6,870,688
ASM Pacific Technology Ltd. (x)	11,000	116,532
Bank of East Asia Ltd. (The) (x)	61,200	234,398
BOC Hong Kong Holdings Ltd.	176,000	629,828
Cathay Pacific Airways Ltd. (x)	63,000	82,868
Cheung Kong Infrastructure Holdings Ltd.	33,000	262,570
Cheung Kong Property Holdings Ltd.	134,764	826,363
China Unicom Hong Kong Ltd.	1,178,000	1,371,763
CK Hutchison Holdings Ltd.	132,764	1,504,927
CLP Holdings Ltd.	82,000	753,434
First Pacific Co. Ltd.	139,500	97,503
Galaxy Entertainment Group Ltd.	108,000	470,746
Hang Lung Group Ltd.	44,000	153,201
Hang Lung Properties Ltd.	115,000	243,807
Hang Seng Bank Ltd.	36,600	681,073
Henderson Land Development Co. Ltd.	56,939	302,887
HK Electric Investments & HK Electric Investments Ltd. (x)§	146,000	120,498
HKT Trust & HKT Ltd. (x)	133,260	163,428
Hong Kong & China Gas Co. Ltd. (x)	371,419	658,108
Hong Kong Exchanges & Clearing Ltd. (x)	58,328	1,377,999
Hongkong Land Holdings Ltd.	57,200	353,496
Hutchison Port Holdings Trust	190,700	82,955
Hysan Development Co. Ltd.	27,000	111,593
Jardine Matheson Holdings Ltd.	11,800	638,262
Kerry Properties Ltd. (x)	30,500	82,794
Li & Fung Ltd. (x)	290,000	127,526
Link REIT (REIT)	113,000	734,438
Melco Crown Entertainment Ltd. (ADR)	9,572	152,195
MTR Corp. Ltd. (x)	73,500	357,334
New World Development Co. Ltd.	290,320	306,999
NWS Holdings Ltd. (x)	82,172	133,942
PCCW Ltd. (x)	209,000	113,199
Power Assets Holdings Ltd.	69,000	608,182
Sands China Ltd.	117,187	509,279
Shangri-La Asia Ltd. (x)	52,166	55,028
Sino Land Co. Ltd.	163,400	244,852
SJM Holdings Ltd. (x)	111,000	87,031
Sun Hung Kai Properties Ltd.	72,000	909,923
Swire Pacific Ltd., Class A	25,000	238,732
Swire Properties Ltd.	60,800	167,789
Techtronic Industries Co. Ltd. (x)	61,000	218,686
WH Group Ltd. (x)§	407,000	329,085
Wharf Holdings Ltd. (The) (x)	71,100	472,655
Wheelock & Co. Ltd.	38,000	213,902
Yue Yuen Industrial Holdings Ltd.	43,500	157,912

		24,330,410

Hungary (0.1%)
OTP Bank plc	55,221	1,578,886

India (1.6%)
Ashok Leyland Ltd.	2,716,450	$3,205,947
Bharat Financial Inclusion Ltd.*	128,786	1,115,563
Bharat Petroleum Corp. Ltd.	281,799	2,638,622
DLF Ltd.	2,459,489	4,036,939
HDFC Bank Ltd.	113,270	2,207,017
ICICI Bank Ltd. (ADR)	519,465	3,890,793
IndusInd Bank Ltd.	187,005	3,052,642
Larsen & Toubro Ltd.	32,335	642,746
Marico Ltd.	435,202	1,670,081
Maruti Suzuki India Ltd.	24,041	1,884,298
Shree Cement Ltd.	14,991	3,254,286
Shriram Transport Finance Co. Ltd.	140,904	1,771,836
Zee Entertainment Enterprises Ltd.	771,621	5,150,772

		34,521,542

Indonesia (0.8%)
Astra International Tbk. PT	3,259,500	2,002,031
Bank Mandiri Persero Tbk. PT	3,433,700	2,950,089
Bank Negara Indonesia Persero Tbk. PT	4,064,300	1,666,748
Bumi Serpong Damai Tbk. PT	11,865,400	1,545,651
Link Net Tbk. PT	3,646,600	1,393,950
Matahari Department Store Tbk. PT	768,300	862,538
Semen Indonesia Persero Tbk. PT	2,987,800	2,034,742
Telekomunikasi Indonesia Persero Tbk. PT	9,582,600	2,830,859
XL Axiata Tbk. PT*	7,576,575	1,299,082

		16,585,690

Ireland (0.2%)
AerCap Holdings NV*	7,997	332,755
Bank of Ireland*	1,430,634	352,394
CRH plc	41,136	1,427,011
Experian plc	45,914	890,639
James Hardie Industries plc (CDI)	20,726	328,603
Kerry Group plc, Class A	7,980	570,370
Paddy Power Betfair plc	4,277	456,972
XL Group Ltd.	9,361	348,791

		4,707,535

Israel (0.2%)
Azrieli Group Ltd.	1,545	67,021
Bank Hapoalim BM	49,186	292,533
Bank Leumi Le-Israel BM*	77,993	321,119
Bezeq The Israeli Telecommunication Corp. Ltd.	120,478	228,943
Check Point Software Technologies Ltd.*	6,006	507,267
Elbit Systems Ltd.	1,188	120,279
Frutarom Industries Ltd.	1,939	99,214
Israel Chemicals Ltd.	25,003	102,555
Mizrahi Tefahot Bank Ltd.	8,869	129,741
Nice Ltd.	3,043	207,446
Teva Pharmaceutical Industries Ltd. (ADR)	45,260	1,640,675

		3,716,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Italy (0.7%)
Assicurazioni Generali SpA	58,663	$871,933
Atlantia SpA	18,704	438,272
Brunello Cucinelli SpA (x)	55,873	1,196,291
Enel SpA	381,975	1,683,936
Eni SpA	127,871	2,082,315
Ferrari NV	5,490	319,581
Intesa Sanpaolo SpA	52,799	124,163
Intesa Sanpaolo SpA (RNC)	621,069	1,586,042
Leonardo-Finmeccanica SpA*	21,382	300,254
Luxottica Group SpA	8,770	471,742
Mediobanca SpA	29,197	238,344
Poste Italiane SpA§	19,972	132,553
Prysmian SpA	64,347	1,652,731
Saipem SpA*	243,358	137,051
Snam SpA	124,932	514,729
Telecom Italia SpA*	281,095	203,280
Telecom Italia SpA (RNC)*	492,498	433,924
Terna Rete Elettrica Nazionale SpA	70,432	322,658
Tod’s SpA (x)	15,257	992,525
UniCredit SpA	267,077	768,633
UnipolSai SpA	61,609	131,651

		14,602,608

Japan (9.1%)
ABC-Mart, Inc.	1,800	101,955
Acom Co. Ltd.*	18,300	80,011
Aeon Co. Ltd.	34,000	481,745
AEON Financial Service Co. Ltd.	5,400	95,964
Aeon Mall Co. Ltd.	5,580	78,490
Air Water, Inc.	8,000	144,428
Aisin Seiki Co. Ltd.	10,000	433,797
Ajinomoto Co., Inc.	26,800	539,784
Alfresa Holdings Corp.	9,200	152,238
Alps Electric Co. Ltd.	10,300	249,051
Amada Holdings Co. Ltd.	17,600	196,518
ANA Holdings, Inc.	63,000	169,689
Aozora Bank Ltd.	63,000	222,622
Asahi Glass Co. Ltd.	49,000	333,724
Asahi Group Holdings Ltd.	19,000	599,872
Asahi Kasei Corp.	61,000	532,103
Asics Corp. (x)	8,300	165,822
Astellas Pharma, Inc.	108,400	1,505,775
Bandai Namco Holdings, Inc.	9,900	273,176
Bank of Kyoto Ltd. (The) (x)	13,000	96,548
Benesse Holdings, Inc.	3,900	107,448
Bridgestone Corp.	32,700	1,179,019
Brother Industries Ltd.	12,600	227,366
Calbee, Inc. (x)	3,500	109,604
Canon, Inc.	53,700	1,513,938
Casio Computer Co. Ltd. (x)	12,600	178,206
Central Japan Railway Co.	7,200	1,184,650
Chiba Bank Ltd. (The)	36,000	220,851
Chubu Electric Power Co., Inc.	33,500	468,068
Chugai Pharmaceutical Co. Ltd.	10,600	304,282
Chugoku Bank Ltd. (The)	8,200	117,729
Chugoku Electric Power Co., Inc. (The)	11,200	131,381
Concordia Financial Group Ltd.	63,000	303,262
Credit Saison Co. Ltd.	7,800	138,615

Cyberdyne, Inc.*	5,000	$70,674
Dai Nippon Printing Co. Ltd.	25,000	247,059
Daicel Corp.	16,000	176,599
Dai-ichi Life Holdings, Inc.	319,300	5,316,430
Daiichi Sankyo Co. Ltd.	29,700	607,722
Daikin Industries Ltd.	11,700	1,074,648
Daito Trust Construction Co. Ltd. (x)	3,200	481,335
Daiwa House Industry Co. Ltd.	28,200	771,142
Daiwa House REIT Investment Corp. (REIT)	70	177,044
Daiwa Securities Group, Inc.	76,400	470,853
DeNA Co. Ltd.	5,300	115,818
Denso Corp.	22,800	987,691
Dentsu, Inc.	11,186	526,400
Don Quijote Holdings Co. Ltd.	6,400	236,834
East Japan Railway Co.	16,537	1,429,080
Eisai Co. Ltd.	12,500	717,433
Electric Power Development Co. Ltd.	8,100	186,430
FamilyMart UNY Holdings Co. Ltd.	4,200	279,581
FANUC Corp.	23,418	3,970,290
Fast Retailing Co. Ltd.	2,500	894,759
Fuji Electric Co. Ltd.	29,000	150,366
Fuji Heavy Industries Ltd.	29,600	1,208,566
FUJIFILM Holdings Corp.	21,800	827,234
Fujitsu Ltd.	86,000	477,921
Fukuoka Financial Group, Inc.	38,000	168,744
Hachijuni Bank Ltd. (The)	19,000	110,220
Hakuhodo DY Holdings, Inc.	12,300	151,547
Hamamatsu Photonics KK (x)	7,600	199,957
Hankyu Hanshin Holdings, Inc.	12,400	397,861
Hikari Tsushin, Inc.	1,000	93,176
Hino Motors Ltd.	12,300	125,236
Hirose Electric Co. Ltd.	1,680	208,284
Hiroshima Bank Ltd. (The)	26,000	121,463
Hisamitsu Pharmaceutical Co., Inc.	3,300	165,176
Hitachi Chemical Co. Ltd.	5,400	135,052
Hitachi Construction Machinery Co. Ltd.	6,000	129,934
Hitachi High-Technologies Corp.	3,700	149,266
Hitachi Ltd.	243,200	1,315,101
Hitachi Metals Ltd.	10,000	135,529
Hokuriku Electric Power Co.	9,600	107,602
Honda Motor Co. Ltd.	80,800	2,360,916
Hoshizaki Corp.	1,900	150,374
Hoya Corp.	19,900	836,183
Hulic Co. Ltd.	15,800	140,459
Idemitsu Kosan Co. Ltd.	5,200	138,148
IHI Corp.*	72,000	187,277
Iida Group Holdings Co. Ltd.	7,700	146,061
Inpex Corp.	43,900	439,845
Isetan Mitsukoshi Holdings Ltd.	15,700	169,258
Isuzu Motors Ltd.	30,800	390,287
ITOCHU Corp.	74,000	982,657
J Front Retailing Co. Ltd.	13,000	175,187
Japan Airlines Co. Ltd.	6,688	195,418
Japan Airport Terminal Co. Ltd.	2,200	79,529
Japan Exchange Group, Inc.	24,200	345,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Japan Post Bank Co. Ltd.	20,600	$247,288
Japan Post Holdings Co. Ltd.	22,900	285,870
Japan Prime Realty Investment Corp. (REIT)	45	177,305
Japan Real Estate Investment Corp. (REIT)	58	316,115
Japan Retail Fund Investment Corp. (REIT)	127	257,097
Japan Tobacco, Inc.	53,800	1,769,473
JFE Holdings, Inc. (x)	25,600	389,887
JGC Corp.	11,000	199,906
JSR Corp.	9,900	156,113
JTEKT Corp.	10,300	164,800
JX Holdings, Inc.	99,333	420,449
Kajima Corp.	46,000	318,409
Kakaku.com, Inc. (x)	7,900	130,726
Kamigumi Co. Ltd.	14,000	133,442
Kaneka Corp.	16,000	130,327
Kansai Electric Power Co., Inc. (The)*	36,600	400,212
Kansai Paint Co. Ltd.	12,000	221,057
Kao Corp.	25,300	1,199,464
Kawasaki Heavy Industries Ltd.	73,000	229,228
KDDI Corp.	269,475	6,823,626
Keihan Holdings Co. Ltd.	19,000	124,851
Keikyu Corp.	22,000	255,059
Keio Corp.	24,000	197,339
Keisei Electric Railway Co. Ltd. (x)	7,499	182,029
Keyence Corp.	11,118	7,629,207
Kikkoman Corp.	8,000	256,000
Kintetsu Group Holdings Co. Ltd.	81,000	309,099
Kirin Holdings Co. Ltd.	39,000	634,511
Kobe Steel Ltd.*	16,100	153,871
Koito Manufacturing Co. Ltd.	5,800	307,183
Komatsu Ltd.	45,900	1,039,745
Konami Holdings Corp.	5,000	201,925
Konica Minolta, Inc.	23,900	237,415
Kose Corp.	1,700	141,236
Kubota Corp.	53,100	758,052
Kuraray Co. Ltd. (x)	19,300	289,975
Kurita Water Industries Ltd.	3,200	70,475
Kyocera Corp.	94,600	4,704,301
Kyowa Hakko Kirin Co. Ltd.	14,300	197,722
Kyushu Electric Power Co., Inc.	21,600	234,343
Kyushu Financial Group, Inc.	18,500	125,523
Lawson, Inc.	3,400	238,836
LINE Corp. (x)*	2,200	75,482
Lion Corp.	12,000	197,134
LIXIL Group Corp.	14,100	320,183
M3, Inc.	9,300	234,340
Mabuchi Motor Co. Ltd.	2,400	125,262
Makita Corp.	5,300	355,072
Marubeni Corp.	85,900	487,140
Marui Group Co. Ltd. (x)	11,700	170,883
Maruichi Steel Tube Ltd.	2,300	74,879
Mazda Motor Corp.	28,160	460,680
McDonald’s Holdings Co. Japan Ltd. (x)	3,910	102,371
Mebuki Financial Group, Inc.	35,100	130,039
Medipal Holdings Corp.	7,800	122,998

MEIJI Holdings Co. Ltd.	5,944	$465,857
Minebea Co. Ltd. (x)	17,000	159,418
Miraca Holdings, Inc.	3,200	143,743
MISUMI Group, Inc.	13,800	227,176
Mitsubishi Chemical Holdings Corp.	70,400	456,584
Mitsubishi Corp.	73,300	1,561,643
Mitsubishi Electric Corp.	97,000	1,352,398
Mitsubishi Estate Co. Ltd.	63,000	1,254,610
Mitsubishi Gas Chemical Co., Inc.	8,700	148,505
Mitsubishi Heavy Industries Ltd.	159,000	724,564
Mitsubishi Logistics Corp.	7,000	99,003
Mitsubishi Materials Corp.	5,400	165,870
Mitsubishi Motors Corp.	33,300	189,757
Mitsubishi Tanabe Pharma Corp.	11,900	233,469
Mitsubishi UFJ Financial Group, Inc.	632,200	3,895,704
Mitsubishi UFJ Lease & Finance Co. Ltd.	24,300	125,580
Mitsui & Co. Ltd.	85,300	1,172,852
Mitsui Chemicals, Inc.	46,000	206,631
Mitsui Fudosan Co. Ltd.	45,000	1,041,497
Mitsui OSK Lines Ltd.	61,000	169,104
Mixi, Inc.	1,900	69,416
Mizuho Financial Group, Inc.	1,180,244	2,118,633
MS&AD Insurance Group Holdings, Inc.	25,307	784,706
Murata Manufacturing Co. Ltd.	69,203	9,266,541
Nabtesco Corp.	5,700	132,606
Nagoya Railroad Co. Ltd.	48,000	232,043
NEC Corp.	135,000	358,075
Nexon Co. Ltd.	118,700	1,720,452
NGK Insulators Ltd.	14,000	271,555
NGK Spark Plug Co. Ltd.	9,300	206,729
NH Foods Ltd.	8,000	215,957
Nidec Corp.	83,356	7,192,687
Nikon Corp.	16,200	251,854
Nintendo Co. Ltd.	12,700	2,666,593
Nippon Building Fund, Inc. (REIT)	64	354,293
Nippon Electric Glass Co. Ltd.	21,000	113,557
Nippon Express Co. Ltd.	43,000	231,418
Nippon Paint Holdings Co. Ltd.	8,600	234,361
Nippon Prologis REIT, Inc. (REIT)	74	151,261
Nippon Steel & Sumitomo Metal Corp.	38,591	860,806
Nippon Telegraph & Telephone Corp.	33,818	1,421,296
Nippon Yusen KK	90,000	167,102
Nissan Chemical Industries Ltd.	6,200	207,153
Nissan Motor Co. Ltd.	121,700	1,224,029
Nisshin Seifun Group, Inc.	9,780	146,773
Nissin Foods Holdings Co. Ltd.	3,300	173,365
Nitori Holdings Co. Ltd.	3,800	434,379
Nitto Denko Corp.	7,700	590,899
NOK Corp.	4,700	95,146
Nomura Holdings, Inc.	183,000	1,078,976
Nomura Real Estate Holdings, Inc.	5,800	98,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Nomura Real Estate Master Fund, Inc. (REIT)	189	$285,905
Nomura Research Institute Ltd.	7,018	213,768
NSK Ltd.	19,200	222,433
NTT Data Corp.	5,900	285,219
NTT DOCOMO, Inc.	67,100	1,528,875
Obayashi Corp.	28,700	274,292
Obic Co. Ltd.	2,800	122,421
Odakyu Electric Railway Co. Ltd.	15,000	296,856
Oji Holdings Corp.	45,000	183,273
Olympus Corp.	14,100	487,393
Omron Corp.	8,600	330,019
Ono Pharmaceutical Co. Ltd.	20,200	441,678
Oracle Corp. Japan	2,200	110,871
Oriental Land Co. Ltd.	10,800	610,437
ORIX Corp.	66,600	1,039,387
Osaka Gas Co. Ltd.	88,000	338,522
Otsuka Corp.	3,100	144,821
Otsuka Holdings Co. Ltd.	19,700	858,456
Panasonic Corp.	110,700	1,126,654
Park24 Co. Ltd.	4,400	119,341
Pola Orbis Holdings, Inc. (x)	1,000	82,567
Rakuten, Inc.	43,200	423,406
Recruit Holdings Co. Ltd.	18,500	742,374
Resona Holdings, Inc.	103,405	530,407
Ricoh Co. Ltd.	29,800	251,914
Rinnai Corp.	1,800	145,232
Rohm Co. Ltd.	3,800	218,815
Ryohin Keikaku Co. Ltd.	1,200	235,226
Sankyo Co. Ltd.	2,700	87,209
Santen Pharmaceutical Co. Ltd.	19,100	233,694
SBI Holdings, Inc.	11,660	148,350
Secom Co. Ltd.	10,500	767,949
Sega Sammy Holdings, Inc.	9,700	144,328
Seibu Holdings, Inc.	8,300	148,850
Seiko Epson Corp.	14,000	296,471
Sekisui Chemical Co. Ltd.	19,200	306,214
Sekisui House Ltd.	29,500	491,057
Seven & i Holdings Co. Ltd.	36,900	1,405,910
Seven Bank Ltd.	32,000	91,722
Sharp Corp.*	77,000	177,882
Shimadzu Corp.	11,000	175,247
Shimamura Co. Ltd.	1,200	149,801
Shimano, Inc.	3,800	596,295
Shimizu Corp.	26,000	237,810
Shin-Etsu Chemical Co. Ltd.	18,800	1,458,478
Shinsei Bank Ltd.	96,000	160,993
Shionogi & Co. Ltd.	14,100	675,473
Shiseido Co. Ltd.	17,600	445,515
Shizuoka Bank Ltd. (The)	29,000	243,662
Showa Shell Sekiyu KK	9,500	88,355
SMC Corp.	2,800	668,526
SoftBank Group Corp.	47,400	3,149,185
Sohgo Security Services Co. Ltd.	3,700	142,302
Sompo Holdings, Inc.	17,581	595,686
Sony Corp.	61,400	1,720,513
Sony Financial Holdings, Inc.	6,300	98,320
Stanley Electric Co. Ltd.	7,700	210,494
Start Today Co. Ltd.	8,700	150,291
Sumitomo Chemical Co. Ltd.	77,000	366,306
Sumitomo Corp.	58,500	688,486

Sumitomo Dainippon Pharma Co. Ltd.	8,400	$144,462
Sumitomo Electric Industries Ltd.	35,000	505,048
Sumitomo Heavy Industries Ltd.	29,000	186,841
Sumitomo Metal Mining Co. Ltd.	26,000	335,247
Sumitomo Mitsui Financial Group, Inc.	131,963	5,035,765
Sumitomo Mitsui Trust Holdings, Inc.	16,102	576,297
Sumitomo Realty & Development Co. Ltd.	18,000	478,357
Sumitomo Rubber Industries Ltd.	9,100	144,510
Sundrug Co. Ltd.	1,700	117,673
Suntory Beverage & Food Ltd.	7,200	299,089
Suruga Bank Ltd.	9,400	209,836
Suzuken Co. Ltd.	4,510	147,407
Suzuki Motor Corp.	85,100	2,995,520
Sysmex Corp.	8,100	469,194
T&D Holdings, Inc.	30,100	398,028
Taiheiyo Cement Corp.	64,000	202,610
Taisei Corp.	50,000	349,947
Taisho Pharmaceutical Holdings Co. Ltd.	2,000	165,989
Taiyo Nippon Sanso Corp.	7,100	82,254
Takashimaya Co. Ltd.	14,000	115,474
Takeda Pharmaceutical Co. Ltd.	35,800	1,481,010
TDK Corp.	23,900	1,644,116
Teijin Ltd.	10,000	202,695
Terumo Corp.	17,500	646,096
THK Co. Ltd.	5,900	130,545
Tobu Railway Co. Ltd.	44,000	218,353
Toho Co. Ltd.	6,000	169,668
Toho Gas Co. Ltd. (x)	15,000	122,053
Tohoku Electric Power Co., Inc.	20,900	264,122
Tokio Marine Holdings, Inc.	33,000	1,354,165
Tokyo Electric Power Co. Holdings, Inc.*	64,100	258,868
Tokyo Electron Ltd.	7,800	737,121
Tokyo Gas Co. Ltd.	96,000	434,433
Tokyo Tatemono Co. Ltd.	7,200	96,287
Tokyu Corp.	52,000	382,186
Tokyu Fudosan Holdings Corp.	29,000	171,209
TonenGeneral Sekiyu KK	16,000	168,659
Toppan Printing Co. Ltd.	26,000	248,265
Toray Industries, Inc.	68,000	550,516
Toshiba Corp.*	197,000	477,182
TOTO Ltd.	7,600	300,749
Toyo Seikan Group Holdings Ltd.	8,000	149,356
Toyo Suisan Kaisha Ltd.	5,000	181,176
Toyoda Gosei Co. Ltd.	3,500	81,874
Toyota Industries Corp.	8,500	405,091
Toyota Motor Corp.	132,374	7,790,104
Toyota Tsusho Corp.	10,400	270,956
Trend Micro, Inc.	6,000	213,305
Tsuruha Holdings, Inc.	1,700	161,455
Unicharm Corp.	19,500	426,706
United Urban Investment Corp. (REIT)	139	211,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

USS Co. Ltd.	10,700	$170,468
West Japan Railway Co.	7,600	466,437
Yahoo Japan Corp.	73,000	280,445
Yakult Honsha Co. Ltd.	4,400	204,047
Yamada Denki Co. Ltd.	35,200	189,741
Yamaguchi Financial Group, Inc.	11,000	119,812
Yamaha Corp.	8,700	265,745
Yamaha Motor Co. Ltd. (x)	13,400	295,115
Yamato Holdings Co. Ltd.	18,100	368,040
Yamazaki Baking Co. Ltd. (x)	6,000	115,919
Yaskawa Electric Corp. (x)	11,600	180,439
Yokogawa Electric Corp.	10,800	156,444
Yokohama Rubber Co. Ltd. (The)	5,000	89,668

		190,256,113

Jordan (0.0%)
Hikma Pharmaceuticals plc	6,912	161,252

Luxembourg (0.1%)
ArcelorMittal*	92,680	684,478
Eurofins Scientific SE	552	235,331
Millicom International Cellular SA (SDR)	3,523	150,539
RTL Group SA	2,084	152,968
SES SA (FDR)	16,680	367,406
Tenaris SA	24,559	438,709

		2,029,431

Macau (0.0%)
MGM China Holdings Ltd.	54,800	113,635
Wynn Macau Ltd. (x)	87,600	139,401

		253,036

Mexico (0.9%)
Alfa SAB de CV, Class A	945,524	1,172,232
Alsea SAB de CV	471,071	1,348,245
Cemex SAB de CV (ADR)*	493,469	3,962,556
Fomento Economico Mexicano SAB de CV (ADR)	51,217	3,903,248
Fresnillo plc	10,590	159,354
Grupo Financiero Banorte SAB de CV, Class O	933,603	4,607,294
Grupo Financiero Santander Mexico SAB de CV (ADR), Class B	166,426	1,196,603
Mexichem SAB de CV	721,135	1,638,496

		17,988,028

Netherlands (1.3%)
ABN AMRO Group NV (CVA)§	14,514	321,605
Aegon NV	89,538	492,750
Akzo Nobel NV	12,432	777,210
Altice NV, Class A*	18,768	372,008
Altice NV, Class B*	6,611	131,735
ASML Holding NV	18,079	2,029,641
Boskalis Westminster	4,071	141,373
EXOR NV	5,073	218,837
Gemalto NV	4,154	240,149
Heineken Holding NV	4,967	345,814
Heineken NV	11,279	846,058

ING Groep NV	191,202	$2,690,964
Koninklijke Ahold Delhaize NV*	62,381	1,315,277
Koninklijke DSM NV	8,997	539,451
Koninklijke KPN NV	156,854	464,626
Koninklijke Philips NV	47,286	1,443,493
Koninklijke Vopak NV	3,050	144,075
NN Group NV	16,195	548,850
NXP Semiconductors NV*	14,818	1,452,312
Randstad Holding NV	6,031	327,140
Royal Dutch Shell plc, Class A	214,466	5,927,105
Royal Dutch Shell plc, Class B	185,691	5,387,025
Wolters Kluwer NV	15,098	547,034

		26,704,532

New Zealand (0.1%)
Auckland International Airport Ltd.	51,599	224,036
Contact Energy Ltd.	38,090	123,309
Fletcher Building Ltd.	38,138	280,841
Mercury NZ Ltd.	45,043	92,623
Meridian Energy Ltd.	47,721	86,195
Ryman Healthcare Ltd.	12,629	71,152
Spark New Zealand Ltd.	84,323	199,755

		1,077,911

Norway (0.2%)
DNB ASA	47,930	712,677
Gjensidige Forsikring ASA	11,368	180,354
Marine Harvest ASA*	18,997	342,526
Norsk Hydro ASA	63,868	305,459
Orkla ASA	36,141	327,286
Schibsted ASA, Class A	3,863	88,619
Schibsted ASA, Class B	4,869	103,184
Statoil ASA	55,416	1,016,507
Telenor ASA	37,635	562,214
Yara International ASA	9,338	367,665

		4,006,491

Pakistan (0.2%)
Lucky Cement Ltd. (GDR)†	73,253	2,431,852
United Bank Ltd. (GDR)†	299,968	2,746,342

		5,178,194

Panama (0.1%)
Copa Holdings SA, Class A	21,701	1,971,102

Peru (0.3%)
Cia de Minas Buenaventura SAA (ADR)	150,813	1,701,171
Credicorp Ltd.	33,056	5,218,220

		6,919,391

Philippines (0.5%)
Ayala Corp.	98,140	1,442,118
BDO Unibank, Inc.	549,460	1,239,014
DMCI Holdings, Inc.	5,141,650	1,371,451
International Container Terminal Services, Inc.	753,330	1,090,311
Metro Pacific Investments Corp.	12,062,300	1,615,990
Metropolitan Bank & Trust Co.	1,469,087	2,145,451
SM Investments Corp.	181,832	2,395,775

		11,300,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Poland (0.5%)
Bank Pekao SA	45,354	$1,363,443
Bank Zachodni WBK SA	21,971	1,659,120
CCC SA	44,991	2,188,455
Eurocash SA	120,238	1,130,361
LPP SA	936	1,269,040
Powszechna Kasa Oszczednosci Bank Polski SA*	344,778	2,318,486

		9,928,905

Portugal (0.1%)
EDP – Energias de Portugal SA	118,211	360,114
Galp Energia SGPS SA	21,329	318,594
Jeronimo Martins SGPS SA	156,935	2,435,013

		3,113,721

Russia (0.5%)
Gazprom PJSC (ADR)	734,749	3,739,873
Mail.Ru Group Ltd. (GDR) (m)*	81,415	1,493,965
MMC Norilsk Nickel PJSC (ADR)	90,160	1,525,507
X5 Retail Group NV (GDR) (m)*	50,463	1,637,524
Yandex NV, Class A*	80,023	1,610,863

		10,007,732

Singapore (0.5%)
Ascendas REIT (REIT)	110,286	172,875
Broadcom Ltd.	13,885	2,454,451
CapitaLand Commercial Trust (REIT)	104,300	106,594
CapitaLand Ltd.	130,900	272,981
CapitaLand Mall Trust (REIT)	127,000	165,311
City Developments Ltd.	20,600	117,783
ComfortDelGro Corp. Ltd.	110,000	187,619
DBS Group Holdings Ltd.	87,900	1,052,506
Genting Singapore plc	279,857	174,893
Global Logistic Properties Ltd.	130,100	197,645
Golden Agri-Resources Ltd.	370,225	109,931
Jardine Cycle & Carriage Ltd.	4,533	129,058
Keppel Corp. Ltd.	75,200	300,665
Oversea-Chinese Banking Corp. Ltd.	159,778	984,166
SATS Ltd.	34,100	114,204
Sembcorp Industries Ltd.	55,000	108,242
Singapore Airlines Ltd. (x)	30,000	200,325
Singapore Exchange Ltd.	42,700	211,119
Singapore Press Holdings Ltd. (x)	78,600	191,595
Singapore Technologies Engineering Ltd.	60,200	134,272
Singapore Telecommunications Ltd.	401,700	1,012,468
StarHub Ltd. (x)	31,288	60,712
Suntec REIT (REIT)	92,500	105,393
United Overseas Bank Ltd. (x)	65,256	919,257
UOL Group Ltd.	24,770	102,456
Wilmar International Ltd.	91,200	226,087

		9,812,608

South Africa (0.9%)
AVI Ltd.	205,076	$1,364,212
Clicks Group Ltd.	165,757	1,394,006
Investec plc	31,322	206,903
Mediclinic International plc	16,144	153,397
Mondi plc (Johannesburg Stock Exchange)	135,131	2,742,420
Mondi plc (London Stock Exchange)	19,099	392,137
Naspers Ltd., Class N	39,247	5,755,674
Steinhoff International Holdings NV	629,651	3,267,973
Vodacom Group Ltd.	238,370	2,645,132

		17,921,854

South Korea (1.6%)
Amorepacific Corp.*	6,248	1,663,133
CJ Corp.*	11,024	1,706,812
Cosmax, Inc.*	8,208	812,101
Coway Co. Ltd.*	21,897	1,600,849
Hanwha Techwin Co. Ltd.*	25,695	924,365
Hugel, Inc.*	5,042	1,340,442
Hyundai Development Co-Engineering & Construction*	57,128	2,126,100
Hyundai Motor Co.	8,686	1,049,972
Hyundai Wia Corp.*	6,710	405,556
Innocean Worldwide, Inc.*	15,711	742,754
Korea Aerospace Industries Ltd.*	29,049	1,611,428
Mando Corp.*	7,077	1,374,032
Naver Corp.*	4,220	2,707,816
Samsung Electronics Co. Ltd.	7,070	10,548,220
Samsung Electronics Co. Ltd. (Preference) (q)	2,508	2,975,628
SK Holdings Co. Ltd.*	7,156	1,359,747

		32,948,955

Spain (1.3%)
Abertis Infraestructuras SA	32,537	455,355
ACS Actividades de Construccion y Servicios SA	9,513	300,616
Aena SA§	3,190	435,359
Amadeus IT Group SA	21,756	988,656
Banco Bilbao Vizcaya Argentaria SA	580,747	3,921,028
Banco de Sabadell SA	254,158	353,955
Banco Popular Espanol SA	173,782	167,931
Banco Santander SA	723,849	3,778,558
Bankia SA	213,840	218,571
Bankinter SA	34,807	269,667
CaixaBank SA	166,336	549,794
Distribuidora Internacional de Alimentacion SA	35,111	172,416
Enagas SA	10,312	261,875
Endesa SA	13,642	289,000
Ferrovial SA	24,733	442,468
Gas Natural SDG SA	18,038	340,070
Grifols SA	16,040	318,779
Iberdrola SA	262,906	1,725,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Industria de Diseno Textil SA	242,787	$8,288,126
Mapfre SA	59,016	180,157
Red Electrica Corp. SA	21,700	409,452
Repsol SA	55,385	782,400
Telefonica SA	233,019	2,163,435
Zardoya Otis SA	10,654	90,056

		26,902,971

Sweden (1.0%)
Alfa Laval AB	15,271	252,768
Assa Abloy AB, Class B	281,419	5,223,361
Atlas Copco AB, Class A	33,832	1,030,490
Atlas Copco AB, Class B	19,531	532,940
Boliden AB	13,686	357,375
Electrolux AB	12,366	307,161
Getinge AB, Class B	7,363	118,075
Hennes & Mauritz AB, Class B	46,208	1,285,218
Hexagon AB, Class B	11,638	415,798
Husqvarna AB, Class B	16,391	127,467
ICA Gruppen AB	3,901	118,992
Industrivarden AB, Class C	8,530	158,979
Investor AB, Class B	22,766	850,858
Kinnevik AB, Class B*	12,243	293,356
L E Lundbergforetagen AB, Class B	1,921	117,762
Lundin Petroleum AB*	9,602	208,785
Nordea Bank AB	149,024	1,656,985
Sandvik AB	52,953	655,040
Securitas AB, Class B	15,680	246,802
Skandinaviska Enskilda Banken AB, Class A	76,536	802,693
Skanska AB, Class B	17,472	412,511
SKF AB, Class B	20,545	377,949
Svenska Cellulosa AB SCA, Class B	29,423	830,959
Svenska Handelsbanken AB, Class A	74,478	1,034,939
Swedbank AB, Class A	45,196	1,092,867
Swedish Match AB	10,161	323,212
Tele2 AB, Class B	17,843	143,068
Telefonaktiebolaget LM Ericsson, Class B	152,335	894,554
Telia Co. AB	131,306	529,081
Volvo AB, Class B	74,622	871,488

		21,271,533

Switzerland (3.4%)
ABB Ltd. (Registered)*	91,996	1,940,562
Actelion Ltd. (Registered)*	4,887	1,058,218
Adecco Group AG (Registered)	7,935	519,363
Aryzta AG*	4,154	182,959
Baloise Holding AG (Registered)	2,580	325,065
Barry Callebaut AG (Registered)*	107	130,926
Chocoladefabriken Lindt & Spruengli AG	50	259,010
Chocoladefabriken Lindt & Sprungli AG (Registered)	5	303,938
Cie Financiere Richemont SA (Registered)	26,034	1,724,436

Coca-Cola HBC AG*	7,916	$172,676
Credit Suisse Group AG (Registered)*	181,078	2,598,006
DKSH Holding AG	31,045	2,132,572
Dufry AG (Registered)*	2,163	269,764
EMS-Chemie Holding AG (Registered)	426	216,493
Galenica AG (Registered)	199	224,542
Geberit AG (Registered)	1,859	745,207
Givaudan SA (Registered)	464	850,264
Glencore plc*	598,763	2,046,609
Julius Baer Group Ltd.*	10,876	483,081
Kuehne + Nagel International AG (Registered)	2,780	367,463
LafargeHolcim Ltd. (Registered)*	22,918	1,207,454
Lonza Group AG (Registered)*	2,452	424,519
Nestle SA (Registered)	190,862	13,691,907
Novartis AG (Registered)	110,708	8,056,037
Pargesa Holding SA	1,598	104,043
Partners Group Holding AG	855	400,716
Roche Holding AG	46,539	10,630,434
Schindler Holding AG	2,126	374,968
Schindler Holding AG (Registered)	1,052	183,787
SGS SA (Registered)	285	579,908
Sika AG	101	485,213
Sonova Holding AG (Registered)	2,795	338,705
STMicroelectronics NV	31,917	362,012
Swatch Group AG (The)	1,525	474,288
Swatch Group AG (The) (Registered)	2,842	173,735
Swiss Life Holding AG (Registered)*	1,669	472,362
Swiss Prime Site AG (Registered)*	3,333	272,813
Swiss Re AG	16,328	1,547,336
Swisscom AG (Registered)	1,285	575,556
Syngenta AG (Registered)	4,515	1,784,629
UBS Group AG (Registered)	586,134	9,180,828
Wolseley plc	12,640	772,957
Zurich Insurance Group AG*	7,353	2,024,729

		70,670,090

Taiwan (1.3%)
Advanced Semiconductor Engineering, Inc.	1,747,000	1,791,503
Catcher Technology Co. Ltd.	253,000	1,758,416
Delta Electronics, Inc.	340,536	1,685,299
E.Sun Financial Holding Co. Ltd.	2,055,000	1,170,041
Eclat Textile Co. Ltd.	82,613	865,118
Fubon Financial Holding Co. Ltd.	371,000	587,080
Hon Hai Precision Industry Co. Ltd.	894,600	2,337,191
Largan Precision Co. Ltd.	16,000	1,881,535
Nien Made Enterprise Co. Ltd.	130,000	1,341,183
PChome Online, Inc.	79,371	696,950
Pegatron Corp.	590,000	1,409,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

President Chain Store Corp.	105,000	$752,583
Taiwan Mobile Co. Ltd.	321,000	1,035,837
Taiwan Semiconductor Manufacturing Co. Ltd.	1,540,133	8,673,373
Uni-President Enterprises Corp.	1,179,830	1,954,852
Yeong Guan Energy Technology Group Co. Ltd.	76,000	242,887

		28,183,448

Thailand (0.3%)
Bangkok Dusit Medical Services PCL, Class F	2,748,400	1,772,889
Central Pattana PCL	615,800	980,176
Kasikornbank PCL (NVDR)	348,300	1,726,400
Minor International PCL	831,030	847,031
Minor International PCL (NVDR)	66,800	66,687
Sino-Thai Engineering & Construction PCL	1,940,100	1,503,408

		6,896,591

Turkey (0.0%)
Arcelik A/S	121,684	731,436
Ulker Biskuvi Sanayi A/S	42,737	195,818

		927,254

United Kingdom (5.2%)
3i Group plc	47,416	411,386
Aberdeen Asset Management plc	48,477	153,719
Admiral Group plc	9,820	221,107
Anglo American plc*	69,920	999,565
Ashtead Group plc	23,193	451,612
Associated British Foods plc	17,542	593,435
AstraZeneca plc	62,622	3,424,656
Auto Trader Group plc§	49,418	249,092
Aviva plc	195,700	1,173,103
Babcock International Group plc	13,036	153,105
BAE Systems plc	152,855	1,114,259
Barclays plc	844,786	2,326,370
Barratt Developments plc	51,590	293,992
Berkeley Group Holdings plc	6,879	238,053
BP plc	931,251	5,848,545
British American Tobacco plc	92,428	5,264,270
British Land Co. plc (The) (REIT)	50,387	390,900
BT Group plc	410,523	1,856,252
Bunzl plc	17,349	450,923
Burberry Group plc	23,128	426,689
Capita plc	34,427	225,292
Centrica plc	265,835	766,947
Circassia Pharmaceuticals plc*	561,191	650,115
CNH Industrial NV	51,921	451,721
Cobham plc	90,864	183,313
Coca-Cola European Partners plc	11,393	360,025
Compass Group plc	81,882	1,514,680
Croda International plc	6,927	272,837
DCC plc	4,555	339,060
Diageo plc	124,520	3,237,973

Direct Line Insurance Group plc	72,834	$331,576
Dixons Carphone plc	50,901	222,442
Earthport plc*	1,461,641	382,782
easyJet plc	9,383	116,214
Fiat Chrysler Automobiles NV	45,171	412,014
G4S plc	79,705	230,837
GKN plc	82,254	336,244
GlaxoSmithKline plc	241,679	4,652,342
Hammerson plc (REIT)	40,789	288,038
Hargreaves Lansdown plc	14,368	214,787
HSBC Holdings plc	986,198	7,983,899
IMI plc	14,609	187,243
Imperial Brands plc	46,934	2,049,034
Inmarsat plc	24,437	226,323
InterContinental Hotels Group plc	9,708	435,255
International Consolidated Airlines Group SA (London Stock Exchange)	285,120	1,549,243
International Consolidated Airlines Group SA (Turquoise Stock Exchange)	46,327	250,121
Intertek Group plc	7,803	334,747
Intu Properties plc (REIT)	50,203	174,041
ITV plc	184,967	470,496
J Sainsbury plc	85,832	263,708
Johnson Matthey plc	10,065	394,699
Kingfisher plc	112,586	486,045
Land Securities Group plc (REIT)	41,113	540,117
Legal & General Group plc	299,905	915,137
Lloyds Banking Group plc	3,161,647	2,435,648
London Stock Exchange Group plc	14,470	519,649
Marks & Spencer Group plc	85,656	369,469
Meggitt plc	40,518	228,999
Merlin Entertainments plc§	35,451	195,992
National Grid plc	183,977	2,157,594
NEX Group plc	21	123
Next plc	6,935	425,882
Old Mutual plc	246,477	629,691
Pearson plc	42,660	430,320
Pentair plc	5,747	322,234
Persimmon plc	15,941	348,907
Petrofac Ltd.	14,557	155,899
Provident Financial plc	7,600	266,844
Prudential plc	407,807	8,179,511
Randgold Resources Ltd.	4,890	386,596
Reckitt Benckiser Group plc	31,137	2,642,381
RELX NV	49,883	839,624
RELX plc	52,543	938,285
Rio Tinto Ltd. (x)	21,427	926,221
Rio Tinto plc	60,514	2,355,529
Rolls-Royce Holdings plc, Class C*†	4,206,010	5,183
Rolls-Royce Holdings plc*	91,435	752,732
Royal Bank of Scotland Group plc*	171,140	473,710
Royal Mail plc	46,538	265,030
RSA Insurance Group plc	46,014	332,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Sage Group plc (The)	51,909	$419,021
Schroders plc	5,779	213,519
Segro plc (REIT)	41,688	235,355
Severn Trent plc	12,263	335,809
Sky plc	51,476	628,681
Smith & Nephew plc	44,667	672,131
Smiths Group plc	20,121	351,127
SSE plc	50,444	965,456
St. James’s Place plc	27,564	344,455
Standard Chartered plc*	159,806	1,306,926
Standard Life plc	101,916	467,237
Tate & Lyle plc	18,533	161,593
Taylor Wimpey plc	169,913	321,430
Tesco plc*	411,861	1,049,924
TP ICAP plc	10,969	58,577
Travis Perkins plc	12,940	231,554
Unilever NV (CVA)	80,571	3,317,463
Unilever plc	188,857	7,663,207
United Utilities Group plc	35,463	393,778
Vodafone Group plc	1,316,342	3,242,086
Weir Group plc (The)	10,826	252,163
Whitbread plc	9,450	439,760
William Hill plc	45,608	163,114
Wm Morrison Supermarkets plc	104,049	295,827
Worldpay Group plc§	90,979	302,619
WPP plc	64,161	1,435,948

		109,343,500

United States (39.1%)
3M Co.	49,232	8,791,358
Abbott Laboratories	51,345	1,972,161
AbbVie, Inc.	56,759	3,554,249
ACADIA Pharmaceuticals, Inc. (x)*	78,830	2,273,457
Accenture plc, Class A	21,660	2,537,036
Activision Blizzard, Inc.	23,685	855,265
Acuity Brands, Inc.	1,592	367,529
Adobe Systems, Inc.*	67,088	6,906,710
Advance Auto Parts, Inc.	2,549	431,087
AES Corp.	24,001	278,892
Aetna, Inc.	83,768	10,388,070
Affiliated Managers Group, Inc.*	1,965	285,514
Aflac, Inc.	14,254	992,078
Agilent Technologies, Inc.	11,305	515,056
Air Products & Chemicals, Inc.	7,540	1,084,403
Akamai Technologies, Inc.*	6,044	403,014
Alaska Air Group, Inc.	4,292	380,829
Albemarle Corp.	3,867	332,871
Alexion Pharmaceuticals, Inc.*	7,787	952,739
Allegion plc	3,209	205,376
Allergan plc*	13,090	2,749,031
Alliance Data Systems Corp.	2,014	460,199
Alliant Energy Corp.	7,758	293,951
Allstate Corp. (The)	12,772	946,661
Alphabet, Inc., Class A*	20,333	16,112,886
Alphabet, Inc., Class C*	20,714	15,987,479
Altria Group, Inc.	68,145	4,607,965
Amazon.com, Inc.*	13,775	10,329,459
Ameren Corp.	8,436	442,553
American Airlines Group, Inc.	18,069	843,642

American Electric Power Co., Inc.	17,098	$1,076,490
American Express Co.	26,832	1,987,715
American International Group, Inc.	34,077	2,225,569
American Tower Corp. (REIT)	14,853	1,569,665
American Water Works Co., Inc.	6,194	448,198
Ameriprise Financial, Inc.	5,444	603,957
AmerisourceBergen Corp.	5,836	456,317
AMETEK, Inc.	8,100	393,660
Amgen, Inc.	25,980	3,798,536
Amphenol Corp., Class A	10,887	731,606
Anadarko Petroleum Corp.	19,549	1,363,152
Analog Devices, Inc.	10,748	780,520
Anthem, Inc.	46,443	6,677,110
Aon plc	9,196	1,025,630
Apache Corp.	13,422	851,894
Apartment Investment & Management Co. (REIT), Class A	5,426	246,612
Apple, Inc.	186,277	21,574,602
Applied Materials, Inc.	37,788	1,219,419
Archer-Daniels-Midland Co.	20,043	914,963
Arconic, Inc.	14,890	276,061
Arthur J. Gallagher & Co.	6,045	314,098
Assurant, Inc.	2,076	192,777
AT&T, Inc.	214,507	9,122,983
Autodesk, Inc.*	6,832	505,636
Automatic Data Processing, Inc.	15,739	1,617,654
AutoNation, Inc.*	2,148	104,500
AutoZone, Inc.*	1,007	795,319
AvalonBay Communities, Inc. (REIT)	4,867	862,189
Avery Dennison Corp.	3,196	224,423
Baker Hughes, Inc.	14,802	961,686
Ball Corp.	6,088	457,026
Bank of America Corp.	353,006	7,801,433
Bank of New York Mellon Corp. (The)	36,986	1,752,397
Baxter International, Inc.	17,323	768,102
BB&T Corp.	28,333	1,332,218
Becton Dickinson and Co.	7,400	1,225,070
Bed Bath & Beyond, Inc.	5,483	222,829
Berkshire Hathaway, Inc., Class B*	66,354	10,814,375
Best Buy Co., Inc.	9,520	406,218
Biogen, Inc.*	19,621	5,564,123
BioMarin Pharmaceutical, Inc.*	17,950	1,486,978
BlackRock, Inc.‡	4,249	1,616,914
Bluebird Bio, Inc.*	17,220	1,062,474
Boeing Co. (The)	20,043	3,120,294
BorgWarner, Inc.	6,858	270,479
Boston Properties, Inc. (REIT)	5,362	674,432
Boston Scientific Corp.*	47,348	1,024,137
Bristol-Myers Squibb Co.	58,358	3,410,442
Brown-Forman Corp., Class B	6,236	280,121
C.H. Robinson Worldwide, Inc.	4,936	361,611
C.R. Bard, Inc.	2,569	577,152
CA, Inc.	10,889	345,944
Cabot Oil & Gas Corp.	16,214	378,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Campbell Soup Co.	6,775	$409,684
Capital One Financial Corp.	16,835	1,468,685
Cardinal Health, Inc.	11,296	812,973
CarMax, Inc. (x)*	6,559	422,334
Carnival Corp.	14,686	764,553
Carnival plc	9,279	471,712
Caterpillar, Inc.	20,467	1,898,110
CBRE Group, Inc., Class A*	10,224	321,954
CBS Corp. (Non-Voting), Class B	13,699	871,530
Celgene Corp.*	27,077	3,134,163
Centene Corp.*	5,856	330,923
CenterPoint Energy, Inc.	14,824	365,263
CenturyLink, Inc. (x)	18,921	449,941
Cerner Corp.*	10,534	498,996
CF Industries Holdings, Inc.	8,480	266,950
Charles Schwab Corp. (The)	42,154	1,663,818
Charter Communications, Inc., Class A*	7,568	2,178,979
Chesapeake Energy Corp. (x)*	23,930	167,989
Chevron Corp.	66,004	7,768,671
Chipotle Mexican Grill, Inc. (x)*	992	374,301
Chubb Ltd.	16,263	2,148,668
Church & Dwight Co., Inc.	8,980	396,826
Cigna Corp.	8,936	1,191,973
Cimarex Energy Co.	3,301	448,606
Cincinnati Financial Corp.	5,264	398,748
Cintas Corp.	2,991	345,640
Cisco Systems, Inc.	175,289	5,297,234
Citigroup, Inc.	252,405	15,000,429
Citizens Financial Group, Inc.	17,956	639,772
Citrix Systems, Inc.*	5,456	487,275
Clorox Co. (The)	4,512	541,530
CME Group, Inc.	11,862	1,368,282
CMS Energy Corp.	9,593	399,261
Coach, Inc.	9,526	333,601
Coca-Cola Co. (The)	135,514	5,618,410
Cognizant Technology Solutions Corp., Class A*	21,167	1,185,987
Colgate-Palmolive Co.	140,984	9,225,993
Comcast Corp., Class A	83,289	5,751,105
Comerica, Inc.	5,952	405,391
Conagra Brands, Inc.	14,669	580,159
Concho Resources, Inc.*	4,998	662,735
ConocoPhillips	43,355	2,173,820
Consolidated Edison, Inc.	10,723	790,071
Constellation Brands, Inc., Class A	6,164	945,003
Cooper Cos., Inc. (The)	1,670	292,133
Corning, Inc.	33,092	803,143
Costco Wholesale Corp.	15,265	2,444,079
Coty, Inc., Class A	16,183	296,311
Crown Castle International Corp. (REIT)	12,545	1,088,530
CSRA, Inc.	5,247	167,064
CSX Corp.	32,812	1,178,935
Cummins, Inc.	5,435	742,801
CVS Health Corp.	37,248	2,939,240
D.R. Horton, Inc.	11,623	317,657
Danaher Corp.	21,237	1,653,088
Darden Restaurants, Inc.	4,323	314,369

DaVita, Inc.*	5,542	$355,796
Deere & Co.	10,039	1,034,419
Delphi Automotive plc	9,547	642,990
Delta Air Lines, Inc.	25,715	1,264,921
DENTSPLY SIRONA, Inc.	8,029	463,514
Devon Energy Corp.	18,450	842,611
Digital Realty Trust, Inc. (REIT) (x)	5,338	524,512
Discover Financial Services	13,776	993,112
Discovery Communications, Inc., Class A (x)*	4,925	134,994
Discovery Communications, Inc., Class C*	7,807	209,072
Dollar General Corp.	8,811	652,631
Dollar Tree, Inc.*	8,356	644,916
Dominion Resources, Inc.	21,896	1,677,015
Dover Corp.	5,371	402,449
Dow Chemical Co. (The)	39,216	2,243,940
Dr Pepper Snapple Group, Inc.	6,484	587,904
DTE Energy Co.	6,301	620,711
Duke Energy Corp.	24,057	1,867,304
Dun & Bradstreet Corp. (The)	1,211	146,919
E*TRADE Financial Corp.*	9,607	332,883
Eastman Chemical Co.	5,109	384,248
Eaton Corp. plc	15,773	1,058,211
eBay, Inc.*	36,296	1,077,628
Ecolab, Inc.	9,100	1,066,702
Edison International	11,439	823,494
Edwards Lifesciences Corp.*	7,562	708,559
EI du Pont de Nemours & Co.	30,364	2,228,718
Electronic Arts, Inc.*	10,651	838,873
Eli Lilly & Co.	33,915	2,494,448
Emerson Electric Co.	63,051	3,515,093
Endo International plc*	7,168	118,057
Entergy Corp.	6,212	456,396
Envision Healthcare Corp.*	4,181	264,615
EOG Resources, Inc.	20,202	2,042,422
EQT Corp.	5,977	390,896
Equifax, Inc.	4,225	499,522
Equinix, Inc. (REIT)	2,526	902,818
Equity Residential (REIT)	12,809	824,387
Essex Property Trust, Inc. (REIT)	2,263	526,147
Estee Lauder Cos., Inc. (The), Class A	7,745	592,415
Eversource Energy	11,078	611,838
Exelon Corp.	32,542	1,154,916
Expedia, Inc.	4,248	481,213
Expeditors International of Washington, Inc.	6,243	330,629
Express Scripts Holding Co.*	21,543	1,481,943
Extra Space Storage, Inc. (REIT)	4,550	351,442
Exxon Mobil Corp.	144,916	13,080,118
F5 Networks, Inc.*	2,328	336,908
Facebook, Inc., Class A*	135,836	15,627,932
Fastenal Co.	10,069	473,042
Federal Realty Investment Trust (REIT)	2,468	350,727
FedEx Corp.	8,543	1,590,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Fidelity National Information Services, Inc.	11,605	$877,802
Fifth Third Bancorp	26,485	714,300
First Solar, Inc. (x)*	2,777	89,114
FirstEnergy Corp.	14,729	456,157
Fiserv, Inc.*	7,585	806,134
FLIR Systems, Inc.	4,625	167,379
Flowserve Corp. (x)	4,639	222,904
Fluor Corp.	5,054	265,436
FMC Corp.	4,634	262,099
FMC Technologies, Inc.*	7,567	268,855
FNF Group	75,812	2,574,576
Foot Locker, Inc.	4,707	333,679
Ford Motor Co.	136,414	1,654,702
Fortive Corp.	10,584	567,620
Fortune Brands Home & Security, Inc.	5,602	299,483
Franklin Resources, Inc.	12,130	480,105
Freeport-McMoRan, Inc.*	43,551	574,438
Frontier Communications Corp. (x)	44,306	149,754
Gap, Inc. (The)	7,339	164,687
Garmin Ltd.	3,821	185,280
General Dynamics Corp.	10,009	1,728,154
General Electric Co.	308,943	9,762,599
General Growth Properties, Inc. (REIT)	20,216	504,996
General Mills, Inc.	20,655	1,275,859
General Motors Co.	48,499	1,689,705
Genuine Parts Co.	5,215	498,241
Gilead Sciences, Inc.	89,669	6,421,197
Global Payments, Inc.	5,312	368,706
Goldman Sachs Group, Inc. (The)	37,173	8,901,075
Goodyear Tire & Rubber Co. (The)	8,962	276,657
H&R Block, Inc.	7,670	176,333
Halliburton Co.	30,439	1,646,445
Hanesbrands, Inc.	13,470	290,548
Harley-Davidson, Inc.	6,300	367,542
Harman International Industries, Inc.	2,449	272,231
Harris Corp.	4,336	444,310
Hartford Financial Services Group, Inc. (The)	13,219	629,885
Hasbro, Inc.	3,826	297,625
HCA Holdings, Inc.*	10,118	748,934
HCP, Inc. (REIT)	16,318	484,971
Helmerich & Payne, Inc. (x)	3,930	304,182
Henry Schein, Inc.*	2,826	428,732
Hershey Co. (The)	4,912	508,048
Hess Corp.	9,396	585,277
Hewlett Packard Enterprise Co.	58,229	1,347,419
Hologic, Inc.*	9,659	387,519
Home Depot, Inc. (The)	42,558	5,706,177
Honeywell International, Inc.	26,632	3,085,317
Hormel Foods Corp.	9,250	321,992
Host Hotels & Resorts, Inc. (REIT)	25,740	484,942
HP, Inc.	59,142	877,667
Humana, Inc.	5,169	1,054,631

Huntington Bancshares, Inc.	37,993	$502,267
Illinois Tool Works, Inc.	11,070	1,355,632
Illumina, Inc.*	5,135	657,485
Ingersoll-Rand plc	9,024	677,161
Intel Corp.	165,549	6,004,462
Intercontinental Exchange, Inc.	20,816	1,174,439
International Business Machines Corp.	30,221	5,016,384
International Flavors & Fragrances, Inc.	2,735	322,265
International Game Technology plc (Italian Stock Exchange)	1,340	34,197
International Game Technology plc (New York Stock Exchange)	96,702	2,467,835
International Paper Co.	14,331	760,403
Interpublic Group of Cos., Inc. (The)	13,767	322,285
Intuit, Inc.	69,475	7,962,530
Intuitive Surgical, Inc.*	1,366	866,276
Invesco Ltd.	14,208	431,071
Ionis Pharmaceuticals, Inc. (x)*	48,570	2,323,103
Iron Mountain, Inc. (REIT)	8,329	270,526
Jacobs Engineering Group, Inc.*	3,840	218,880
JB Hunt Transport Services, Inc.	3,033	294,413
JM Smucker Co. (The)	4,047	518,259
Johnson & Johnson	95,021	10,947,369
Johnson Controls International plc	32,732	1,348,231
JPMorgan Chase & Co.	125,009	10,787,027
Juniper Networks, Inc.	13,313	376,225
Kansas City Southern	3,708	314,624
Kellogg Co.	8,827	650,638
KeyCorp	37,886	692,177
Kimberly-Clark Corp.	12,506	1,427,185
Kimco Realty Corp. (REIT)	14,583	366,908
Kinder Morgan, Inc.	67,005	1,387,674
KLA-Tencor Corp.	5,410	425,659
Kohl’s Corp.	6,026	297,564
Kraft Heinz Co. (The)	20,810	1,817,129
Kroger Co. (The)	32,973	1,137,898
L Brands, Inc.	8,364	550,686
L-3 Communications Holdings, Inc.	2,698	410,393
Laboratory Corp. of America Holdings*	3,541	454,594
Lam Research Corp.	5,597	591,771
Leggett & Platt, Inc.	4,804	234,820
Lennar Corp., Class A	7,006	300,768
Leucadia National Corp.	11,594	269,560
Level 3 Communications, Inc.*	10,190	574,308
Lincoln National Corp.	7,988	529,365
Linear Technology Corp.	8,383	522,680
LKQ Corp.*	10,478	321,151
Lockheed Martin Corp.	8,808	2,201,472
Loews Corp.	9,747	456,452
Lowe’s Cos., Inc.	30,398	2,161,906
LyondellBasell Industries NV, Class A	11,697	1,003,369
M&T Bank Corp.	5,398	844,409
Macerich Co. (The) (REIT)	4,357	308,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

MacroGenics, Inc.*	53,800	$1,099,672
Macy’s, Inc.	10,714	383,668
Mallinckrodt plc*	3,800	189,316
Marathon Oil Corp.	29,555	511,597
Marathon Petroleum Corp.	18,557	934,345
Marriott International, Inc., Class A	11,176	924,032
Marsh & McLennan Cos., Inc.	18,015	1,217,634
Martin Marietta Materials, Inc.	2,221	492,018
Masco Corp.	11,488	363,251
Mastercard, Inc., Class A	33,236	3,431,617
Mattel, Inc.	11,635	320,544
Maxim Integrated Products, Inc.	156,441	6,033,929
McCormick & Co., Inc. (Non-Voting)	3,979	371,360
McDonald’s Corp.	29,028	3,533,288
McKesson Corp.	7,888	1,107,870
Mead Johnson Nutrition Co.	6,422	454,421
Medtronic plc	47,912	3,412,772
Merck & Co., Inc.	96,298	5,669,063
MetLife, Inc.	38,347	2,066,520
Mettler-Toledo International, Inc.*	921	385,494
Michael Kors Holdings Ltd. (Dusseldorf Stock Exchange)*	4,720	202,866
Michael Kors Holdings Ltd. (New York Stock Exchange)*	912	39,198
Microchip Technology, Inc. (x)	7,465	478,880
Micron Technology, Inc.*	36,092	791,137
Microsoft Corp.	271,576	16,875,733
Mid-America Apartment Communities, Inc. (REIT)	4,045	396,086
Mobileye NV (x)*	9,100	346,892
Mohawk Industries, Inc.*	2,205	440,294
Molson Coors Brewing Co., Class B	6,467	629,304
Mondelez International, Inc., Class A	53,944	2,391,338
Monsanto Co.	15,315	1,611,291
Monster Beverage Corp.*	14,274	632,909
Moody’s Corp.	5,896	555,816
Morgan Stanley	50,384	2,128,724
Mosaic Co. (The)	12,127	355,685
Motorola Solutions, Inc.	5,800	480,762
Murphy Oil Corp.	5,464	170,094
Mylan NV*	16,083	613,566
Nasdaq, Inc.	3,873	259,956
National Oilwell Varco, Inc.	13,137	491,849
Navient Corp.	11,007	180,845
NetApp, Inc.	9,369	330,445
Netflix, Inc.*	14,996	1,856,505
Newell Brands, Inc.	17,012	759,586
Newfield Exploration Co.*	6,722	272,241
Newmont Mining Corp.	18,818	641,129
News Corp., Class A	13,049	149,542
News Corp., Class B	3,985	47,023
NextEra Energy, Inc.	16,337	1,951,618
Nielsen Holdings plc	11,760	493,332
NIKE, Inc., Class B	46,643	2,370,864
NiSource, Inc.	11,633	257,555

Noble Energy, Inc.	15,064	$573,336
Nordstrom, Inc.	4,257	204,038
Norfolk Southern Corp.	10,128	1,094,533
Northern Trust Corp.	7,422	660,929
Northrop Grumman Corp.	6,176	1,436,414
NRG Energy, Inc.	11,036	135,301
Nucor Corp.	11,153	663,827
NVIDIA Corp.	18,844	2,011,409
Occidental Petroleum Corp.	26,727	1,903,764
Omnicom Group, Inc.	8,357	711,264
ONEOK, Inc.	7,288	418,404
Oracle Corp.	104,658	4,024,100
O’Reilly Automotive, Inc.*	3,286	914,855
PACCAR, Inc.	12,278	784,564
Parker-Hannifin Corp.	4,672	654,080
Patterson Cos., Inc. (x)	2,794	114,638
Paychex, Inc.	11,207	682,282
PayPal Holdings, Inc.*	109,901	4,337,792
People’s United Financial, Inc.	10,585	204,926
PepsiCo, Inc.	50,086	5,240,498
PerkinElmer, Inc.	3,902	203,489
Perrigo Co. plc	5,110	425,305
Pfizer, Inc.	211,889	6,882,155
PG&E Corp.	17,635	1,071,679
Philip Morris International, Inc.	54,185	4,957,386
Phillips 66	15,467	1,336,503
Pinnacle West Capital Corp.	3,775	294,563
Pioneer Natural Resources Co.	5,911	1,064,394
Pitney Bowes, Inc.	6,826	103,687
PNC Financial Services Group, Inc. (The)‡	16,996	1,987,852
PPG Industries, Inc.	9,175	869,423
PPL Corp.	23,726	807,870
Praxair, Inc.	9,956	1,166,744
Priceline Group, Inc. (The)*	1,723	2,526,021
Principal Financial Group, Inc.	9,316	539,024
Procter & Gamble Co. (The)	93,505	7,861,900
Progressive Corp. (The)	20,342	722,141
Prologis, Inc. (REIT)	18,662	985,167
Prudential Financial, Inc.	15,031	1,564,126
Public Service Enterprise Group, Inc.	17,643	774,175
Public Storage (REIT)	5,186	1,159,071
PulteGroup, Inc.	10,079	185,252
PVH Corp.	2,705	244,099
QIAGEN NV*	11,464	321,963
Qorvo, Inc.*	4,611	243,138
QUALCOMM, Inc.	51,609	3,364,907
Quanta Services, Inc.*	5,278	183,938
Quest Diagnostics, Inc.	4,948	454,721
Ralph Lauren Corp.	2,072	187,143
Range Resources Corp.	6,354	218,323
Raytheon Co.	10,272	1,458,624
Realty Income Corp. (REIT)	9,009	517,837
Red Hat, Inc.*	6,261	436,392
Regeneron Pharmaceuticals, Inc.*	2,630	965,447
Regions Financial Corp.	43,152	619,663
Republic Services, Inc.	8,073	460,565
Reynolds American, Inc.	28,884	1,618,659
Robert Half International, Inc.	4,666	227,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Rockwell Automation, Inc.	4,519	$607,354
Rockwell Collins, Inc.	4,551	422,151
Roper Technologies, Inc.	3,568	653,229
Ross Stores, Inc.	13,948	914,989
Royal Caribbean Cruises Ltd.	5,866	481,247
Ryder System, Inc.	1,776	132,205
S&P Global, Inc.	95,584	10,279,103
Sage Therapeutics, Inc.*	31,480	1,607,369
salesforce.com, Inc.*	22,289	1,525,905
Samsonite International SA	1,515,600	4,329,169
SCANA Corp.	4,922	360,684
Schlumberger Ltd.	48,671	4,085,930
Scripps Networks Interactive, Inc., Class A	3,348	238,947
Seagate Technology plc	10,260	391,624
Sealed Air Corp.	6,687	303,189
Sempra Energy	8,665	872,046
Sherwin-Williams Co. (The)	2,832	761,072
Shire plc	76,358	4,407,812
Signet Jewelers Ltd. (x)	2,421	228,203
Simon Property Group, Inc. (REIT)	10,947	1,944,953
Skyworks Solutions, Inc.	6,578	491,113
SL Green Realty Corp. (REIT)	3,640	391,482
Snap-on, Inc.	1,996	341,855
Southern Co. (The)	34,227	1,683,626
Southwest Airlines Co.	21,475	1,070,314
Southwestern Energy Co.*	18,092	195,755
Spectra Energy Corp.	24,381	1,001,815
St. Jude Medical, Inc.	10,081	808,395
Stanley Black & Decker, Inc.	5,276	605,104
Staples, Inc.	23,493	212,612
Starbucks Corp.	50,869	2,824,247
State Street Corp.	12,684	985,800
Stericycle, Inc.*	3,092	238,208
Stryker Corp.	10,844	1,299,220
SunTrust Banks, Inc.	17,192	942,981
Symantec Corp.	21,780	520,324
Synchrony Financial	27,371	992,746
Sysco Corp.	17,596	974,291
T Rowe Price Group, Inc.	8,515	640,839
Target Corp.	19,638	1,418,453
Taro Pharmaceutical Industries Ltd. (x)*	749	78,847
TE Connectivity Ltd.	12,485	864,961
TEGNA, Inc.	7,789	166,607
Teradata Corp.*	4,213	114,467
Tesoro Corp.	4,070	355,921
Texas Instruments, Inc.	34,950	2,550,301
Textron, Inc.	9,443	458,552
Thermo Fisher Scientific, Inc.	13,795	1,946,474
Tiffany & Co. (x)	55,731	4,315,251
Time Warner, Inc.	26,971	2,603,511
TJX Cos., Inc. (The)	22,842	1,716,119
Torchmark Corp.	3,789	279,477
Total System Services, Inc.	5,595	274,323
Tractor Supply Co.	4,586	347,665
TransDigm Group, Inc.	1,755	436,925
Transocean Ltd. (x)*	12,976	191,266
Travelers Cos., Inc. (The)	9,923	1,214,774
TripAdvisor, Inc.*	4,145	192,204

Twenty-First Century Fox, Inc., Class A	37,752	$1,058,566
Twenty-First Century Fox, Inc., Class B	16,176	440,796
Twitter, Inc.*	125,610	2,047,443
Tyson Foods, Inc., Class A	10,150	626,052
U.S. Bancorp	55,792	2,866,035
UDR, Inc. (REIT)	9,719	354,549
Ulta Salon Cosmetics & Fragrance, Inc.*	2,059	524,921
Under Armour, Inc., Class A (x)*	6,609	191,992
Under Armour, Inc., Class C*	6,655	167,506
Union Pacific Corp.	28,853	2,991,479
United Continental Holdings, Inc.*	10,207	743,886
United Parcel Service, Inc., Class B	58,393	6,694,174
United Rentals, Inc.*	3,040	320,963
United Technologies Corp.	26,752	2,932,554
UnitedHealth Group, Inc.	33,268	5,324,211
Universal Health Services, Inc., Class B	3,098	329,565
Unum Group	8,125	356,931
Urban Outfitters, Inc.*	2,763	78,690
Valero Energy Corp.	15,802	1,079,593
Varian Medical Systems, Inc.*	3,251	291,875
Ventas, Inc. (REIT)	12,438	777,624
VeriSign, Inc. (x)*	3,236	246,163
Verisk Analytics, Inc.*	5,508	447,084
Verizon Communications, Inc.	142,381	7,600,298
Vertex Pharmaceuticals, Inc.*	18,275	1,346,319
VF Corp.	11,529	615,072
Viacom, Inc., Class B	12,034	422,393
Visa, Inc., Class A	65,201	5,086,982
Vornado Realty Trust (REIT)	5,962	622,254
Vulcan Materials Co.	4,624	578,694
Walgreens Boots Alliance, Inc.	29,893	2,473,945
Wal-Mart Stores, Inc.	52,654	3,639,444
Walt Disney Co. (The)	112,265	11,700,258
Waste Management, Inc.	14,293	1,013,517
Waters Corp.*	2,806	377,098
WEC Energy Group, Inc.	11,049	648,024
Wells Fargo & Co.	157,839	8,698,507
Welltower, Inc. (REIT)	12,681	848,739
Western Digital Corp.	10,008	680,044
Western Union Co. (The)	17,269	375,083
WestRock Co.	8,730	443,222
Weyerhaeuser Co. (REIT)	26,185	787,907
Whirlpool Corp.	2,577	468,421
Whole Foods Market, Inc.	48,829	1,501,980
Williams Cos., Inc. (The)	23,858	742,938
Willis Towers Watson plc	4,534	554,418
WW Grainger, Inc.	1,916	444,991
Wyndham Worldwide Corp.	3,769	287,839
Wynn Resorts Ltd.	2,729	236,086
Xcel Energy, Inc.	17,779	723,605
Xerox Corp.	31,209	272,455
Xilinx, Inc.	8,837	533,490
Xylem, Inc.	6,169	305,489
Yahoo!, Inc.*	30,608	1,183,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Yum! Brands, Inc.	12,146	$769,206
Zimmer Biomet Holdings, Inc.	44,456	4,587,859
Zions Bancorp	7,076	304,551
Zoetis, Inc.	17,196	920,502

		819,455,301

Total Common Stocks (89.6%) (Cost $1,253,286,187)		1,877,573,160

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—)	996,983	142,489

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/6/17* (Cost $20,392)	55,385	20,522

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.8%)
JPMorgan Prime Money Market Fund, IM Shares	99,478,176	99,508,019

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,500,139, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $2,550,002. (xx)	$2,500,000	2,500,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $800,063, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $816,000. (xx)	800,000	800,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $700,074, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $714,003. (xx)	700,000	700,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $8,500,992, collateralized by various Common Stocks; total market value $9,448,218. (xx)	$8,500,000	$8,500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,400,163, collateralized by various Common Stocks; total market value $1,556,177. (xx)	1,400,000	1,400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $161,284, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $164,501. (xx)	161,275	161,275
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,900,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,938,982. (xx)	1,900,000	1,900,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $900,076, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $918,465. (xx)	900,000	900,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,200,076, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,224,620. (xx)	1,200,000	1,200,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		26,061,275

Total Short-Term Investments (6.0%) (Cost $125,541,175)		125,569,294

Total Investments (95.6%) (Cost $1,378,847,754)		2,003,305,465
Other Assets Less Liabilities (4.4%)		92,099,246

Net Assets (100%)		$2,095,404,711

*	Non-income producing.
†	Securities (totaling $5,183,377 or 0.2% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $2,900,850 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $160,503 or 0.0% of net assets.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $3,131,489 or 0.1% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $35,273,536. This was secured by cash collateral of $26,061,275 which was subsequently invested in joint repurchase agreements with a total value of $26,061,275, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $10,743,935 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 1/31/17 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$371,171,432	17.7%
Information Technology	310,134,820	14.8
Consumer Discretionary	252,464,709	12.1
Industrials	217,126,629	10.4
Health Care	205,021,728	9.8
Consumer Staples	173,342,678	8.3
Investment Company	99,508,019	4.8
Energy	99,253,747	4.7
Materials	90,073,943	4.3
Telecommunication Services	67,665,752	3.2
Real Estate	49,200,363	2.3
Utilities	42,280,370	2.0
Repurchase Agreements	26,061,275	1.2
Cash and Other	92,099,246	4.4

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$2,684,572	$140,548	$209,716	$2,406,672	$110,857	$(16,593)
BlackRock, Inc.	1,632,793	40,945	172,782	1,616,914	42,319	65,319
PNC Financial Services Group, Inc. (The)	1,845,964	36,064	151,772	1,987,852	39,106	105,951

	$6,163,329	$217,557	$534,270	$6,011,438	$192,282	$154,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,128	March-17	$37,908,733	$38,910,743	$1,002,010
FTSE 100 Index	280	March-17	23,760,787	24,327,575	566,788
S&P 500 E-Mini Index	994	March-17	110,650,989	111,139,140	488,151
SPI 200 Index	96	March-17	9,540,689	9,752,666	211,977
TOPIX Index	182	March-17	23,015,933	23,638,588	622,655

					$2,891,581

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	Citibank NA	821	$591,210	$611,840	$(20,630)
British Pound vs. U.S. Dollar, expiring 3/17/17	Citibank NA	1,627	2,008,944	2,058,812	(49,868)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Citibank NA	3,067	3,239,713	3,264,469	(24,756)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	429	453,051	447,932	5,119
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	HSBC Bank plc	48,925	418,648	419,002	(354)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Citibank NA	228,049	1,958,268	1,978,378	(20,110)

					$(110,599)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/19/17	UBS AG	6,293	$6,719,401	$6,630,877	$88,524

					$(22,075)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 8,826,516, BRL 15, CHF 2,357, DKK 1,414, EUR 34,834,036, GBP 21,966,698, HKD 18,175, HUF 22, ILS 66,562, INR 32, JPY 21,813,090, KRW 201,798, MXN 7,813, NOK 10,025, NZD 344, PHP 2,321, SEK 18,679, SGD 14,013, and TRY 8.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)		Total
Assets:
Common Stocks
Consumer Discretionary	$107,687,238	$144,634,982	$—	(c)	$252,322,220
Consumer Staples	82,340,351	91,002,327	—		173,342,678
Energy	59,205,489	40,027,736	—		99,233,225
Financials	155,666,982	212,758,108	2,746,342		371,171,432
Health Care	128,628,139	76,393,589	—		205,021,728
Industrials	84,531,294	132,590,152	5,183		217,126,629
Information Technology	197,601,102	112,533,718	—		310,134,820
Materials	28,688,468	58,953,623	2,431,852		90,073,943
Real Estate	19,803,571	29,396,792	—		49,200,363
Telecommunication Services	17,897,283	49,768,469	—		67,665,752
Utilities	21,343,256	20,937,114	—		42,280,370
Forward Currency Contracts	—	93,643	—		93,643
Futures	2,891,581	—	—		2,891,581
Preferred Stocks
Consumer Discretionary	—	142,489	—		142,489
Rights
Energy	—	20,522	—		20,522
Short-Term Investments
Investment Companies	99,508,019	—	—		99,508,019
Repurchase Agreements	—	26,061,275	—		26,061,275

Total Assets	$1,005,792,773	$995,314,539	$5,183,377		$2,006,290,689

Liabilities:
Forward Currency Contracts	$—	$(115,718)	$—		$(115,718)

Total Liabilities	$—	$(115,718)	$—		$(115,718)

Total	$1,005,792,773	$995,198,821	$5,183,377		$2,006,174,971

(a)	Securities with a market value of $21,437,821 transferred from Level 2 to Level 1 at the end of the year due to securities no longer being valued using fair value factors based on third party vendor modeling tools.
(b)	Securities with a market value of $5,178,194 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$93,643
Equity contracts	Payables, Net assets – Unrealized appreciation	2,891,581	*

Total		$2,985,224

	Liability Derivatives
Foreign exchange contracts	Payables	$(115,718)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$227,159	$227,159
Equity contracts	7,706,614	—	7,706,614

Total	$7,706,614	$227,159	$7,933,773

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(32,814)	$(32,814)
Equity contracts	994,582	—	994,582

Total	$994,582	$(32,814)	$961,768

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $80,771,000 and futures contracts with an average notional balance of approximately $209,368,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Morgan Stanley	$5,119	$—	$—	$5,119
UBS AG	88,524	—	—	88,524

Total	$93,643	$—	$—	$93,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$115,364	$—	$—	$115,364
HSBC Bank plc	354	—	—	354

Total	$115,718	$—	$—	$115,718

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities (affiliated 5%)*	$276,722,198
Net Proceeds of Sales and Redemptions:
Long—term investments other than U.S. government debt securities (affiliated 5%)*	$359,655,913

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$711,990,829
Aggregate gross unrealized depreciation	(94,455,648)

Net unrealized appreciation	$617,535,181

Federal income tax cost of investments	$1,385,770,284

For the year ended December 31, 2016, the Portfolio incurred approximately $5,817 as brokerage commissions with Morgan Stanley & Co., Inc. and $4,770 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $3,788,443)	$6,011,438
Unaffiliated Issuers (Cost $1,348,998,036)	1,971,232,752
Repurchase Agreements (Cost $26,061,275)	26,061,275
Cash	3,575,038
Foreign cash (Cost $95,325,666)	87,783,918
Cash held as collateral at broker	9,660,668
Receivable for securities sold	17,925,147
Dividends, interest and other receivables	3,420,319
Receivable from Separate Accounts for Trust shares sold	152,866
Unrealized appreciation on forward foreign currency contracts	93,643
Securities lending income receivable	25,685
Other assets	95,411

Total assets	2,126,038,160

LIABILITIES
Payable for return of collateral on securities loaned	26,061,275
Payable for securities purchased	1,297,552
Investment management fees payable	1,156,765
Payable to Separate Accounts for Trust shares redeemed	633,292
Due to broker for futures variation margin	598,130
Distribution fees payable – Class IB	291,689
Administrative fees payable	221,907
Unrealized depreciation on forward foreign currency contracts	115,718
Distribution fees payable – Class IA	7,930
Trustees’ fees payable	4,777
Accrued expenses	244,414

Total liabilities	30,633,449

NET ASSETS	$2,095,404,711

Net assets were comprised of:
Paid in capital	$1,813,131,488
Accumulated undistributed net investment income (loss)	(4,716,278)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(332,648,930)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	619,638,431

Net assets	$2,095,404,711

Class IA
Net asset value, offering and redemption price per share, $37,522,895 / 2,501,082 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.00

Class IB
Net asset value, offering and redemption price per share, $1,377,313,840 / 92,014,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.97

Class K
Net asset value, offering and redemption price per share, $680,567,976 / 45,370,536 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.00

(x)	Includes value of securities on loan of $35,273,536.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($192,282 of dividend income received from affiliates) (net of $2,875,621 foreign withholding tax)	$48,079,827
Securities lending (net)	229,333

Total income	48,309,160

EXPENSES
Investment management fees	15,292,474
Distribution fees – Class IB	3,482,976
Administrative fees	2,656,104
Custodian fees	822,700
Professional fees	234,012
Printing and mailing expenses	172,522
Distribution fees – Class IA	93,855
Trustees’ fees	48,501
Miscellaneous	189,795

Gross expenses	22,992,939
Less: Waiver from investment manager	(397,138)

Net expenses	22,595,801

NET INVESTMENT INCOME (LOSS)	25,713,359

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($154,677 of realized gain (loss) from affiliates)	16,834,149
Net distributions of realized gain received from underlying funds	13
Futures	7,706,614
Foreign currency transactions	(6,398,390)

Net realized gain (loss)	18,142,386

Change in unrealized appreciation (depreciation) on:
Investments ($164,822 of change in unrealized appreciation (depreciation) from affiliates)	53,873,118
Futures	994,582
Foreign currency translations	2,953,731

Net change in unrealized appreciation (depreciation)	57,821,431

NET REALIZED AND UNREALIZED GAIN (LOSS)	75,963,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$101,677,176

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,713,359	$25,100,720
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	18,142,386	17,326,382
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	57,821,431	(73,781,448)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,677,176	(31,354,346)

DIVIDENDS:
Dividends from net investment income
Class IA	(344,462)	(374,355)
Class IB	(12,668,893)	(14,084,865)
Class K	(7,965,837)	(7,064,086)

TOTAL DIVIDENDS:	(20,979,192)	(21,523,306)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 79,469 and 159,982 shares, respectively ]	1,145,549	2,444,155
Capital shares issued in reinvestment of dividends [ 22,948 and 26,216 shares, respectively ]	344,462	374,355
Capital shares repurchased [ (324,178) and (412,190) shares, respectively ]	(4,684,240)	(6,290,102)

Total Class IA transactions	(3,194,229)	(3,471,592)

Class IB
Capital shares sold [ 1,915,165 and 2,403,971 shares, respectively ]	27,673,096	36,749,606
Capital shares issued in reinvestment of dividends [ 845,922 and 988,638 shares, respectively ]	12,668,893	14,084,865
Capital shares repurchased [ (13,057,771) and (13,631,490) shares, respectively ]	(188,347,034)	(206,584,588)

Total Class IB transactions	(148,005,045)	(155,750,117)

Class K
Capital shares sold [ 9,608,643 and 6,136,880 shares, respectively ]	128,927,283	91,384,642
Capital shares issued in reinvestment of dividends [ 530,818 and 494,826 shares, respectively ]	7,965,837	7,064,086
Capital shares repurchased [ (5,491,698) and (3,390,920) shares, respectively ]	(79,972,969)	(51,484,944)

Total Class K transactions	56,920,151	46,963,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(94,279,123)	(112,257,925)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,581,139)	(165,135,577)
NET ASSETS:
Beginning of year	2,108,985,850	2,274,121,427

End of year (a)	$2,095,404,711	$2,108,985,850

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,716,278)	$(4,748,904)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.49	$14.89	$14.79	$12.39	$10.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.49	(0.42)	0.09	2.41	1.69

Total from investment operations	0.65	(0.26)	0.25	2.52	1.82

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.15)	(0.12)	(0.17)

Net asset value, end of year	$15.00	$14.49	$14.89	$14.79	$12.39

Total return	4.48%	(1.74)%	1.68%	20.33%	16.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,523	$39,462	$43,910	$46,440	$40,407
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.14%	1.16%	1.19%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.14%	1.16%	1.19%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.17%	1.14%	1.16%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.13%	1.07%	1.09%	0.78%	1.11%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.07%	1.09%	0.78%	1.11%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.06%	1.09%	0.78%	1.11%
Portfolio turnover rate^	15%	14%	11%	14%	14%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.46	$14.86	$14.76	$12.36	$10.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.17	0.10	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.49	(0.42)	0.08	2.41	1.69

Total from investment operations	0.65	(0.26)	0.25	2.51	1.82

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.15)	(0.11)	(0.17)

Net asset value, end of year	$14.97	$14.46	$14.86	$14.76	$12.36

Total return	4.48%	(1.75)%	1.68%	20.37%	17.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,377,314	$1,479,410	$1,672,122	$1,885,003	$1,479,647
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.14%	1.16%	1.19%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.15%	1.14%	1.16%	1.19%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.17%	1.14%	1.16%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.13%	1.07%	1.11%	0.76%	1.11%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.07%	1.11%	0.76%	1.11%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.07%	1.11%	0.76%	1.11%
Portfolio turnover rate^	15%	14%	11%	14%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.49	$14.89	$14.79	$12.39	$10.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.20	0.14	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.49	(0.42)	0.09	2.41	1.69

Total from investment operations	0.69	(0.22)	0.29	2.55	1.85

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.19)	(0.15)	(0.20)

Net asset value, end of year	$15.00	$14.49	$14.89	$14.79	$12.39

Total return	4.74%	(1.49)%	1.94%	20.63%	17.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$680,568	$590,114	$558,089	$613,457	$594,125
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.89%	0.91%	0.94%	0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.90%	0.89%	0.91%	0.94%	0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.92%	0.89%	0.91%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.39%	1.30%	1.36%	1.04%	1.37%
After waivers, reimbursements and fees paid indirectly (f)	1.39%	1.30%	1.36%	1.04%	1.37%
Before waivers, reimbursements and fees paid indirectly (f)	1.37%	1.30%	1.36%	1.04%	1.37%
Portfolio turnover rate^	15%	14%	11%	14%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.29%	4.20%	(0.30)%
Portfolio – Class IB Shares	0.29	4.20	(0.42)
Portfolio – Class K Shares*	0.43	4.46	3.03
MSCI EAFE Index	1.00	6.53	0.75
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	2.13	6.36	0.61
Volatility Managed Index – International	(1.69)	5.91	1.74
Volatility Managed Index – International Proxy	0.01	6.16	2.18
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.29% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10%S&P/ASX 200, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy returned 1.00%, 2.13%, (1.69)% and 0.01%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI EAFE Index.

Portfolio Highlights

What helped performance during the year:

•

The primary contributor to the Portfolio’s relative performance came from strong stock selection within the Information Technology sector. Financials stock selection also contributed to relative performance.

•	Underweight allocations in financials, health care, telecommunications service and utilities also augmented relative performance.

•	ARM Holdings plc, a multinational semiconductor and software design company, was the largest individual contributor to relative performance. It is not a constituent of the benchmark index.

What hurt performance during the year:

•	Underweighting the materials and energy sectors, the best performing sectors in the benchmark, detracted from relative returns, as did stock selection in these sectors.

•

An underweight in Royal Dutch Shell plc detracted as oil prices recovered and the firm reported quarterly earnings that exceeded analysts’ estimates, helped by higher production from its recent acquisition of BG Group.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$260,987,352	16.9%
Industrials	169,985,229	11.0
Exchange Traded Funds	164,590,525	10.7
Consumer Discretionary	160,744,548	10.4
Consumer Staples	147,557,501	9.6
Health Care	142,278,524	9.2
Information Technology	96,167,412	6.2
Materials	91,893,019	5.9
Repurchase Agreements	80,833,303	5.2
Energy	62,328,061	4.0
Telecommunication Services	42,632,465	2.8
Real Estate	33,019,534	2.1
Utilities	26,524,532	1.7
Investment Company	11,700,753	0.8
Cash and Other	53,391,774	3.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,050.17	$5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.90	5.29
Class IB
Actual	1,000.00	1,050.13	5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.90	5.29
Class K
Actual	1,000.00	1,051.50	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.16	4.02

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.0%)
AGL Energy Ltd.	44,369	$707,297
Alumina Ltd. (x)	149,053	196,842
Amcor Ltd. (x)	76,223	822,345
AMP Ltd.	180,772	657,489
APA Group	73,338	453,562
Aristocrat Leisure Ltd.	36,532	408,631
ASX Ltd.	10,719	384,757
Aurizon Holdings Ltd.	121,880	444,171
AusNet Services	92,380	105,332
Australia & New Zealand Banking Group Ltd. (x)	187,682	4,120,106
Bank of Queensland Ltd.	25,908	221,928
Bendigo & Adelaide Bank Ltd.	30,575	280,439
BHP Billiton Ltd. (x)	206,603	3,736,322
BHP Billiton Ltd. (ADR) (x)	41,912	1,499,611
BHP Billiton plc	133,802	2,154,387
Boral Ltd.	66,487	259,574
Brambles Ltd. (x)	241,327	2,159,505
Caltex Australia Ltd.	17,420	382,917
Challenger Ltd.	38,757	314,371
CIMIC Group Ltd.	6,047	152,472
Coca-Cola Amatil Ltd. (x)	35,583	259,866
Cochlear Ltd.	3,717	328,725
Commonwealth Bank of Australia	110,333	6,561,633
Computershare Ltd.	24,947	224,317
Crown Resorts Ltd.	22,148	185,084
CSL Ltd.	29,431	2,132,596
Dexus Property Group (REIT)	64,710	449,235
Domino’s Pizza Enterprises Ltd.	4,353	204,156
DUET Group (x)	160,412	317,186
Flight Centre Travel Group Ltd.	3,821	86,307
Fortescue Metals Group Ltd.	99,927	424,742
Goodman Group (REIT)	116,385	598,843
GPT Group (The) (REIT)	113,705	412,738
Harvey Norman Holdings Ltd.	34,572	128,237
Healthscope Ltd.	123,445	204,003
Incitec Pivot Ltd.	111,623	289,990
Insurance Australia Group Ltd.	160,184	692,425
LendLease Group	37,501	395,655
Macquarie Group Ltd.	19,791	1,244,263
Medibank Pvt Ltd.	180,452	367,229
Mirvac Group (REIT)	239,009	367,384
National Australia Bank Ltd. (x)	169,838	3,759,025
Newcrest Mining Ltd. (x)	46,917	685,617
Oil Search Ltd.	298,462	1,544,311
Orica Ltd.	22,708	289,726
Origin Energy Ltd. (x)	119,339	567,537
Qantas Airways Ltd.	36,326	87,295
QBE Insurance Group Ltd.	87,796	786,906
Ramsay Health Care Ltd.	9,044	445,767
REA Group Ltd.	3,303	131,647
Santos Ltd.	105,401	305,772
Scentre Group (REIT)	326,909	1,094,640
SEEK Ltd.	23,177	248,878
Sonic Healthcare Ltd.	25,599	395,333
South32 Ltd.	352,251	699,055
Stockland (REIT)	157,135	519,356
Suncorp Group Ltd.	85,216	831,428
Sydney Airport	68,832	297,539

Tabcorp Holdings Ltd.	59,515	$206,585
Tatts Group Ltd.	78,500	253,790
Telstra Corp. Ltd.	281,619	1,036,475
TPG Telecom Ltd.	19,853	97,710
Transurban Group	134,466	1,001,426
Treasury Wine Estates Ltd.	48,006	369,993
Vicinity Centres (REIT)	221,291	477,487
Vocus Communications Ltd.	29,956	83,661
Wesfarmers Ltd.	71,660	2,179,204
Westfield Corp. (REIT)	128,498	869,813
Westpac Banking Corp.	214,585	5,048,282
Woodside Petroleum Ltd.	48,596	1,092,759
Woolworths Ltd. (x)	80,595	1,401,689

		62,145,378

Austria (0.7%)
ANDRITZ AG	5,250	263,582
Conwert Immobilien Invest SE*†	118,822	1,819,134
Erste Group Bank AG*	98,464	2,884,009
OMV AG	10,940	386,477
Raiffeisen Bank International AG*	6,475	118,460
Schoeller-Bleckmann Oilfield Equipment AG	28,457	2,292,476
voestalpine AG	70,321	2,760,333

		10,524,471

Belgium (0.8%)
Ageas	12,533	496,184
Anheuser-Busch InBev SA/NV	84,217	8,913,860
Colruyt SA	4,650	230,081
Groupe Bruxelles Lambert SA	5,509	462,300
KBC Group NV	16,117	998,084
Proximus SADP	9,857	283,887
Solvay SA	4,979	583,601
Telenet Group Holding NV*	2,780	154,278
UCB SA	7,516	481,903
Umicore SA	6,081	346,623

		12,950,801

Brazil (0.2%)
Ambev SA (ADR)	172,715	848,030
Banco Bradesco SA (ADR)*	285,915	2,490,320

		3,338,350

Canada (0.7%)
Canadian National Railway Co.	59,986	4,043,056
Element Fleet Management Corp.	70,783	656,877
Magna International, Inc.	58,651	2,546,720
Ritchie Bros Auctioneers, Inc.	17,372	589,353
Rogers Communications, Inc., Class B	37,159	1,433,594
Suncor Energy, Inc.	42,418	1,386,922

		10,656,522

Chile (0.0%)
Antofagasta plc	22,849	190,074

China (0.8%)
Alibaba Group Holding Ltd. (ADR)*	33,631	2,953,138
Anhui Conch Cement Co. Ltd., Class H (x)	600,500	1,633,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Baidu, Inc. (ADR)*	9,222	$1,516,189
BYD Co. Ltd., Class H (x)	248,500	1,309,075
China Life Insurance Co. Ltd., Class H	1,305,000	3,399,446
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	537,000	1,644,690
Yangzijiang Shipbuilding Holdings Ltd.	143,834	80,948

		12,537,447

Colombia (0.1%)
Bancolombia SA (ADR)	52,722	1,933,843

Czech Republic (0.1%)
Komercni banka A/S	38,887	1,340,646

Denmark (1.0%)
AP Moller – Maersk A/S, Class A	242	365,613
AP Moller – Maersk A/S, Class B	432	689,365
Carlsberg A/S, Class B	23,385	2,018,146
Chr Hansen Holding A/S	6,249	346,051
Coloplast A/S, Class B	8,065	543,909
Danske Bank A/S	43,896	1,331,331
DONG Energy A/S*§(b)	5,392	204,304
DSV A/S	12,703	565,137
Genmab A/S*	3,667	609,047
ISS A/S	10,701	361,220
Novo Nordisk A/S, Class B	156,354	5,638,706
Novozymes A/S, Class B	13,639	470,244
Pandora A/S	6,899	902,609
TDC A/S*	53,075	272,495
Tryg A/S	7,358	133,043
Vestas Wind Systems A/S	14,710	956,020
William Demant Holding A/S*	8,435	146,665

		15,553,905

Finland (0.5%)
Elisa OYJ	9,070	295,305
Fortum OYJ	29,244	448,518
Kone OYJ, Class B	21,996	985,670
Metso OYJ	6,286	179,320
Neste OYJ	8,449	324,625
Nokia OYJ	367,412	1,774,438
Nokian Renkaat OYJ	7,337	273,559
Orion OYJ, Class B	6,812	303,247
Sampo OYJ, Class A	29,422	1,319,058
Stora Enso OYJ, Class R	35,954	386,418
UPM-Kymmene OYJ	34,532	848,411
Wartsila OYJ Abp	9,644	433,277

		7,571,846

France (9.2%)
Accor SA	148,223	5,528,034
Aeroports de Paris (x)	2,136	228,893
Air Liquide SA	46,016	5,117,553
Airbus Group SE	37,434	2,476,204
Alstom SA*	8,024	221,086
Arkema SA	4,174	408,356
Atos SE	5,673	598,661
AXA SA‡	124,286	3,137,949
BNP Paribas SA	152,932	9,747,573

Bollore SA	56,068	$197,717
Bouygues SA	14,363	514,734
Bureau Veritas SA	18,361	355,823
Capgemini SA	10,110	852,980
Carrefour SA	35,816	862,992
Casino Guichard Perrachon SA	3,852	184,859
Christian Dior SE	3,496	733,253
Cie de Saint-Gobain	31,171	1,452,102
Cie Generale des Etablissements Michelin	11,870	1,320,717
CNP Assurances	11,686	216,502
Credit Agricole SA	70,779	877,675
Danone SA	103,378	6,551,015
Dassault Aviation SA	146	163,154
Dassault Systemes SE	30,121	2,295,260
Edenred	188,123	3,729,851
Eiffage SA	3,491	243,456
Electricite de France SA (x)	18,333	186,807
Engie SA	90,686	1,156,983
Essilor International SA	28,397	3,208,917
Eurazeo SA	2,614	152,935
Eutelsat Communications SA	11,932	231,045
Fonciere des Regions (REIT)	2,250	196,440
Gecina SA (REIT)	2,668	369,173
Groupe Eurotunnel SE (Registered)	33,154	315,283
Hermes International	1,758	721,718
ICADE (REIT)	2,591	184,892
Iliad SA	1,663	319,739
Imerys SA	2,120	160,833
Ingenico Group SA	3,557	284,078
JCDecaux SA (x)	5,267	154,853
Kering (x)	31,416	7,053,842
Klepierre (REIT)	14,544	571,742
Lagardere SCA	8,377	232,752
Legrand SA	34,049	1,933,659
L’Oreal SA	35,577	6,493,852
LVMH Moet Hennessy Louis Vuitton SE	38,939	7,435,430
Natixis SA	64,745	365,305
Orange SA	329,304	5,003,775
Pernod Ricard SA	85,501	9,265,770
Peugeot SA*	33,250	542,334
Publicis Groupe SA	30,454	2,101,363
Remy Cointreau SA	1,297	110,616
Renault SA	12,558	1,117,153
Rexel SA	19,766	325,312
Safran SA	58,495	4,212,945
Sanofi	74,502	6,030,846
Schneider Electric SE	75,378	5,245,607
SCOR SE	10,090	348,695
SEB SA	1,448	196,246
SFR Group SA*	7,819	220,829
Societe BIC SA	1,902	258,576
Societe Generale SA	97,463	4,795,776
Sodexo SA (x)	28,885	3,320,313
Suez	21,691	320,005
Technip SA	7,004	499,947
Television Francaise 1 (x)	357,190	3,553,539
Thales SA	6,943	673,337
TOTAL SA	143,514	7,360,131
Unibail-Rodamco SE (REIT)	6,493	1,549,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Valeo SA	15,738	$904,702
Veolia Environnement SA	26,570	452,397
Vinci SA	31,879	2,171,166
Vivendi SA	72,763	1,382,904
Wendel SA	1,943	233,982
Zodiac Aerospace (x)	13,125	301,397

		142,246,144

Germany (7.1%)
adidas AG	11,888	1,878,963
Allianz SE (Registered)	29,398	4,858,491
Axel Springer SE	2,313	112,316
BASF SE	59,084	5,492,420
Bayer AG (Registered)	81,728	8,528,251
Bayerische Motoren Werke AG	51,069	4,771,003
Bayerische Motoren Werke AG (Preference) (q)	3,282	251,164
Beiersdorf AG	6,515	552,756
Brenntag AG	40,143	2,231,145
Commerzbank AG	67,258	513,011
Continental AG	20,727	4,008,017
Covestro AG§	4,717	323,642
Daimler AG (Registered)	94,737	7,052,545
Deutsche Bank AG (Registered)*	90,776	1,648,330
Deutsche Boerse AG*	12,514	1,021,424
Deutsche Lufthansa AG (Registered)	16,410	211,952
Deutsche Post AG (Registered)	61,371	2,017,849
Deutsche Telekom AG (Registered)	207,436	3,571,237
Deutsche Wohnen AG	22,761	714,947
E.ON SE	131,695	928,813
Evonik Industries AG	9,693	289,571
Fraport AG Frankfurt Airport Services Worldwide	2,614	154,559
Fresenius Medical Care AG & Co. KGaA	41,838	3,543,080
Fresenius SE & Co. KGaA	25,852	2,020,845
Fuchs Petrolub SE (Preference) (q)	4,222	177,238
GEA Group AG	43,870	1,765,452
Hannover Rueck SE	4,015	434,473
HeidelbergCement AG	45,860	4,278,571
Henkel AG & Co. KGaA	6,699	697,977
Henkel AG & Co. KGaA (Preference) (q)	11,086	1,321,591
HOCHTIEF AG	1,384	193,836
HUGO BOSS AG	4,224	258,469
Infineon Technologies AG	73,996	1,285,995
Innogy SE*§	9,130	317,249
K+S AG (Registered) (x)	12,359	295,190
Kloeckner & Co. SE*	166,153	2,083,070
LANXESS AG	5,725	375,747
Linde AG	23,486	3,859,188
MAN SE	2,164	214,878
Merck KGaA	7,968	831,622
METRO AG	11,802	392,392
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	10,360	1,959,165
OSRAM Licht AG	5,722	300,109

Porsche Automobil Holding SE (Preference) (q)	10,104	$550,305
ProSiebenSat.1 Media SE	14,703	566,617
Rheinmetall AG	62,109	4,177,721
RWE AG*	32,209	400,585
SAP SE	143,213	12,483,869
Schaeffler AG (Preference) (q)	10,995	162,671
Siemens AG (Registered)	49,211	6,050,469
Symrise AG	34,865	2,122,398
Telefonica Deutschland Holding AG	53,310	228,395
thyssenkrupp AG	25,286	602,616
TUI AG	32,063	459,553
United Internet AG (Registered)	8,317	324,763
Volkswagen AG	2,160	310,932
Volkswagen AG (Preference) (q)	11,756	1,650,200
Vonovia SE	29,256	951,761
Zalando SE*§	5,872	224,314

		109,005,712

Hong Kong (2.3%)
AIA Group Ltd.	1,491,252	8,413,473
ASM Pacific Technology Ltd. (x)	17,607	186,526
Bank of East Asia Ltd. (The)	79,227	303,442
BOC Hong Kong Holdings Ltd.	249,043	891,217
Cathay Pacific Airways Ltd. (x)	105,575	138,870
Cheung Kong Infrastructure Holdings Ltd.	44,340	352,799
Cheung Kong Property Holdings Ltd.	167,205	1,025,288
CK Hutchison Holdings Ltd.	170,705	1,935,002
CLP Holdings Ltd.	107,064	983,727
Dah Sing Financial Holdings Ltd.	378,000	2,556,722
Dairy Farm International Holdings Ltd. (BATS Europe Exchange)	61,019	438,727
Dairy Farm International Holdings Ltd. (London Stock Exchange)	2,700	18,954
First Pacific Co. Ltd.	127,250	88,941
Galaxy Entertainment Group Ltd.	157,000	684,325
Hang Lung Group Ltd.	57,000	198,465
Hang Lung Properties Ltd.	151,438	321,058
Hang Seng Bank Ltd.	47,274	879,701
Henderson Land Development Co. Ltd.	60,787	323,356
HK Electric Investments & HK Electric Investments Ltd. (x)§	160,500	132,465
HKT Trust & HKT Ltd. (x)	188,042	230,612
Hong Kong & China Gas Co. Ltd. (x)	502,287	889,989
Hong Kong Exchanges & Clearing Ltd. (x)	75,639	1,786,971
Hongkong Land Holdings Ltd.	73,200	452,376
Hutchison Port Holdings Trust (Frankfurt Stock Exchange)	400	180
Hutchison Port Holdings Trust (Singapore Exchange)	383,000	166,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hysan Development Co. Ltd.	34,907	$144,274
Jardine Matheson Holdings Ltd.	15,900	860,031
Kerry Properties Ltd. (x)	46,732	126,856
Li & Fung Ltd. (x)	369,038	162,282
Link REIT (REIT)	140,499	913,166
Melco Crown Entertainment Ltd. (ADR)	12,201	193,996
MTR Corp. Ltd. (x)	97,618	474,589
New World Development Co. Ltd.	356,254	376,721
NWS Holdings Ltd. (x)	88,794	144,736
Orient Overseas International Ltd.	387,200	1,605,323
PCCW Ltd.	300,559	162,789
Power Assets Holdings Ltd.	90,996	802,060
Sands China Ltd.	159,200	691,861
Shangri-La Asia Ltd. (x)	59,025	62,264
Sino Land Co. Ltd.	213,151	319,404
SJM Holdings Ltd. (x)	95,000	74,486
Sun Hung Kai Properties Ltd.	242,278	3,061,867
Swire Pacific Ltd., Class A	33,831	323,062
Swire Properties Ltd.	69,200	190,970
Techtronic Industries Co. Ltd. (x)	93,000	333,406
WH Group Ltd. (x)§	516,500	417,623
Wharf Holdings Ltd. (The) (x)	88,330	587,196
Wheelock & Co. Ltd. (x)	55,116	310,247
Yue Yuen Industrial Holdings Ltd.	47,699	173,155

		35,912,155

India (0.6%)
HDFC Bank Ltd. (ADR)	107,143	6,501,437
ICICI Bank Ltd. (ADR)	368,599	2,760,807

		9,262,244

Indonesia (0.1%)
Indofood Sukses Makmur Tbk. PT	2,551,400	1,500,824

Ireland (0.9%)
AerCap Holdings NV*	9,746	405,531
Bank of Ireland*	1,855,660	457,086
CRH plc (Irish Stock Exchange)	206,895	7,177,204
CRH plc (London Stock Exchange)	6,417	223,805
Experian plc	120,093	2,329,561
James Hardie Industries plc (CDI) (x)	29,221	463,289
Kerry Group plc (London Stock Exchange), Class A	480	34,192
Kerry Group plc (Turquoise Stock Exchange), Class A	9,938	710,318
Paddy Power Betfair plc (Aquis Stock Exchange)	16,403	1,773,871
Paddy Power Betfair plc (Dublin Stock Exchange)	5,365	573,218

		14,148,075

Israel (0.6%)
Azrieli Group Ltd.	2,797	121,332
Bank Hapoalim BM	67,547	401,735

Bank Leumi Le-Israel BM*	94,448	$388,870
Bezeq The Israeli Telecommunication Corp. Ltd.	132,998	252,734
Check Point Software Technologies Ltd.*	8,480	716,221
Elbit Systems Ltd.	1,508	152,677
Frutarom Industries Ltd.	2,457	125,719
Israel Chemicals Ltd.	29,531	121,128
Mellanox Technologies Ltd.*	9,426	385,523
Mizrahi Tefahot Bank Ltd.	9,864	144,296
Nice Ltd.	4,191	285,707
Nice Ltd. (ADR)	40,457	2,781,823
Teva Pharmaceutical Industries Ltd. (ADR)	60,503	2,193,234
Teva Pharmaceutical Industries Ltd. (ADR)	54,926	1,991,067

		10,062,066

Italy (1.7%)
Assicurazioni Generali SpA	75,611	1,123,838
Atlantia SpA	26,984	632,289
Enel SpA	483,754	2,132,629
Eni SpA	305,072	4,967,944
Ferrari NV	7,273	423,373
Intesa Sanpaolo SpA	53,735	126,364
Intesa Sanpaolo SpA (RNC)	2,162,097	5,521,409
Leonardo-Finmeccanica SpA*	27,104	380,604
Luxottica Group SpA	11,580	622,893
Mediobanca SpA	36,013	293,985
Poste Italiane SpA§	39,410	261,562
Prada SpA	431,100	1,462,110
Prysmian SpA	186,118	4,780,377
Saipem SpA*	431,452	242,980
Snam SpA	163,263	672,655
Telecom Italia SpA*	366,992	265,398
Telecom Italia SpA (RNC)*	644,696	568,021
Terna Rete Elettrica Nazionale SpA	100,220	459,121
UniCredit SpA	338,541	974,302
UnipolSai SpA	87,353	186,663

		26,098,517

Japan (14.4%)
ABC-Mart, Inc.	1,940	109,885
Acom Co. Ltd.*	25,000	109,305
Aeon Co. Ltd.	43,652	618,505
AEON Financial Service Co. Ltd. (x)	67,838	1,205,557
Aeon Mall Co. Ltd.	7,968	112,080
Air Water, Inc.	11,000	198,588
Aisin Seiki Co. Ltd.	12,138	526,543
Ajinomoto Co., Inc.	33,968	684,155
Alfresa Holdings Corp.	12,964	214,523
Alps Electric Co. Ltd.	11,800	285,320
Amada Holdings Co. Ltd.	21,248	237,250
ANA Holdings, Inc.	71,302	192,050
Aozora Bank Ltd.	67,918	240,001
Asahi Glass Co. Ltd. (x)	66,752	454,628
Asahi Group Holdings Ltd.	23,687	747,851
Asahi Kasei Corp.	82,078	715,966
Asics Corp. (x)	11,848	236,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Astellas Pharma, Inc.	133,750	$1,857,909
Bandai Namco Holdings, Inc.	12,619	348,203
Bank of Kyoto Ltd. (The)	22,082	163,997
Benesse Holdings, Inc.	4,374	120,507
Bridgestone Corp.	40,664	1,466,166
Brother Industries Ltd.	16,715	301,621
Calbee, Inc.	5,600	175,367
Canon, Inc.	67,530	1,903,840
Casio Computer Co. Ltd.	16,527	233,747
Central Japan Railway Co.	9,100	1,497,266
Chiba Bank Ltd. (The)	46,672	286,322
Chubu Electric Power Co., Inc.	38,554	538,684
Chugai Pharmaceutical Co. Ltd.	98,747	2,834,620
Chugoku Bank Ltd. (The) (x)	10,911	156,652
Chugoku Electric Power Co., Inc. (The)	16,662	195,453
Concordia Financial Group Ltd.	66,800	321,554
Credit Saison Co. Ltd.	11,016	195,767
Cyberdyne, Inc.*	6,100	86,222
Dai Nippon Printing Co. Ltd.	37,162	367,248
Daicel Corp.	20,655	227,978
Dai-ichi Life Holdings, Inc.	67,600	1,125,558
Daiichi Sankyo Co. Ltd.	39,087	799,799
Daikin Industries Ltd.	15,323	1,407,422
Daito Trust Construction Co. Ltd. (x)	4,638	697,635
Daiwa House Industry Co. Ltd.	37,258	1,018,837
Daiwa House REIT Investment Corp. (REIT)	90	227,628
Daiwa Securities Group, Inc.	109,476	674,700
DeNA Co. Ltd. (x)	6,800	148,596
Denso Corp.	127,012	5,502,133
Dentsu, Inc.	14,074	662,306
Don Quijote Holdings Co. Ltd.	7,700	284,941
East Japan Railway Co.	21,825	1,886,053
Eisai Co. Ltd.	16,354	938,632
Electric Power Development Co. Ltd.	9,403	216,420
FamilyMart UNY Holdings Co. Ltd.	5,404	359,727
FANUC Corp.	12,344	2,092,803
Fast Retailing Co. Ltd.	3,516	1,258,390
Fuji Electric Co. Ltd.	41,288	214,079
Fuji Heavy Industries Ltd.	38,680	1,579,302
FUJIFILM Holdings Corp.	28,568	1,084,056
Fujitsu Ltd.	120,742	670,990
Fukuoka Financial Group, Inc.	54,983	244,160
Hachijuni Bank Ltd. (The)	29,088	168,742
Hakuhodo DY Holdings, Inc.	16,060	197,873
Hamamatsu Photonics KK	8,500	223,636
Hankyu Hanshin Holdings, Inc.	15,600	500,535
Hikari Tsushin, Inc. (x)	1,100	102,494
Hino Motors Ltd.	18,830	191,724
Hirose Electric Co. Ltd.	2,274	281,927
Hiroshima Bank Ltd. (The)	35,000	163,508
Hisamitsu Pharmaceutical Co., Inc.	4,267	213,578
Hitachi Chemical Co. Ltd.	7,688	192,274
Hitachi Construction Machinery Co. Ltd. (x)	7,451	161,356
Hitachi High-Technologies Corp.	4,418	178,232

Hitachi Ltd.	683,211	$3,694,454
Hitachi Metals Ltd.	12,486	169,222
Hokuriku Electric Power Co.	11,938	133,808
Honda Motor Co. Ltd.	175,404	5,125,174
Hoshizaki Corp. (x)	3,200	253,262
Hoya Corp.	26,202	1,100,988
Hulic Co. Ltd. (x)	18,800	167,129
Idemitsu Kosan Co. Ltd. (x)	5,960	158,338
IHI Corp.*	93,834	244,069
Iida Group Holdings Co. Ltd.	9,300	176,412
Inpex Corp.	62,100	622,196
Isetan Mitsukoshi Holdings Ltd.	21,048	226,913
Isuzu Motors Ltd.	38,869	492,535
ITOCHU Corp.	98,532	1,308,421
J Front Retailing Co. Ltd.	16,534	222,811
Japan Airlines Co. Ltd.	7,958	232,527
Japan Airport Terminal Co. Ltd.	3,200	115,679
Japan Exchange Group, Inc.	34,700	495,820
Japan Post Bank Co. Ltd.	25,000	300,107
Japan Post Holdings Co. Ltd.	30,400	379,496
Japan Prime Realty Investment Corp. (REIT) (x)	54	212,766
Japan Real Estate Investment Corp. (REIT) (x)	84	457,822
Japan Retail Fund Investment Corp. (REIT)	171	346,170
Japan Tobacco, Inc.	247,000	8,123,790
JFE Holdings, Inc. (x)	34,576	526,591
JGC Corp.	12,626	229,456
JSR Corp.	12,818	202,127
JTEKT Corp.	14,982	239,712
JX Holdings, Inc. (x)	143,122	605,796
Kajima Corp.	57,739	399,665
Kakaku.com, Inc. (x)	9,900	163,821
Kamigumi Co. Ltd.	15,704	149,683
Kaneka Corp.	19,644	160,009
Kansai Electric Power Co., Inc. (The)*	47,523	519,653
Kansai Paint Co. Ltd. (x)	14,352	264,384
Kao Corp.	31,667	1,501,321
Kawasaki Heavy Industries Ltd.	100,840	316,648
KDDI Corp.	118,000	2,987,987
Keihan Holdings Co. Ltd. (x)	35,000	229,989
Keikyu Corp.	29,466	341,617
Keio Corp. (x)	37,347	307,084
Keisei Electric Railway Co. Ltd.	7,977	193,632
Keyence Corp.	4,683	3,213,490
Kikkoman Corp. (x)	9,823	314,336
Kintetsu Group Holdings Co. Ltd.	117,980	450,217
Kirin Holdings Co. Ltd.	54,091	880,035
Kobe Steel Ltd. (x)*	19,209	183,585
Koito Manufacturing Co. Ltd.	7,600	402,516
Komatsu Ltd.	60,372	1,367,571
Konami Holdings Corp.	5,888	237,787
Konica Minolta, Inc.	29,236	290,421
Kose Corp.	2,000	166,160
Kubota Corp.	68,708	980,871
Kuraray Co. Ltd. (x)	20,192	303,377
Kurita Water Industries Ltd.	7,414	163,282
Kyocera Corp.	20,008	994,965
Kyowa Hakko Kirin Co. Ltd.	16,367	226,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kyushu Electric Power Co., Inc.	29,288	$317,751
Kyushu Financial Group, Inc.	13,500	91,598
Lawson, Inc.	4,280	300,653
LINE Corp. (x)*	2,800	96,068
Lion Corp. (x)	15,000	246,417
LIXIL Group Corp.	17,023	386,559
M3, Inc.	12,700	320,013
Mabuchi Motor Co. Ltd.	3,704	193,321
Makita Corp.	7,546	505,542
Marubeni Corp.	108,468	615,124
Marui Group Co. Ltd. (x)	13,986	204,270
Maruichi Steel Tube Ltd.	3,516	114,467
Mazda Motor Corp.	37,235	609,141
McDonald’s Holdings Co. Japan Ltd. (x)	5,080	133,004
Mebuki Financial Group, Inc.	43,851	162,460
Medipal Holdings Corp.	9,622	151,729
MEIJI Holdings Co. Ltd.	6,932	543,291
Minebea Co. Ltd. (x)	20,800	195,053
Miraca Holdings, Inc.	4,200	188,663
MISUMI Group, Inc.	17,600	289,732
Mitsubishi Chemical Holdings Corp.	88,059	571,112
Mitsubishi Corp.	95,984	2,044,921
Mitsubishi Electric Corp.	121,771	1,697,761
Mitsubishi Estate Co. Ltd.	81,011	1,613,289
Mitsubishi Gas Chemical Co., Inc.	12,855	219,429
Mitsubishi Heavy Industries Ltd.	195,256	889,783
Mitsubishi Logistics Corp.	8,008	113,260
Mitsubishi Materials Corp.	8,081	248,221
Mitsubishi Motors Corp.	35,821	204,122
Mitsubishi Tanabe Pharma Corp.	16,090	315,674
Mitsubishi UFJ Financial Group, Inc.	820,316	5,054,901
Mitsubishi UFJ Lease & Finance Co. Ltd.	34,900	180,360
Mitsui & Co. Ltd.	106,754	1,467,839
Mitsui Chemicals, Inc.	59,288	266,320
Mitsui Fudosan Co. Ltd.	55,427	1,282,824
Mitsui OSK Lines Ltd.	74,575	206,736
Mixi, Inc.	2,700	98,644
Mizuho Financial Group, Inc.	1,510,552	2,711,562
MS&AD Insurance Group Holdings, Inc.	31,536	977,852
Murata Manufacturing Co. Ltd.	12,171	1,629,742
Nabtesco Corp.	6,400	148,891
Nagoya Railroad Co. Ltd.	62,000	299,722
NEC Corp.	168,742	447,572
Nexon Co. Ltd.	11,800	171,031
NGK Insulators Ltd.	17,267	334,924
NGK Spark Plug Co. Ltd.	8,948	198,904
NH Foods Ltd. (x)	11,075	298,966
Nidec Corp.	14,992	1,293,641
Nikon Corp.	21,959	341,386
Nintendo Co. Ltd.	7,039	1,477,964
Nippon Building Fund, Inc. (REIT) (x)	94	520,368
Nippon Electric Glass Co. Ltd.	26,022	140,714
Nippon Express Co. Ltd.	55,427	298,298
Nippon Paint Holdings Co. Ltd.	35,200	959,247

Nippon Prologis REIT, Inc. (REIT)	110	$224,847
Nippon Steel & Sumitomo Metal Corp.	50,029	1,115,941
Nippon Telegraph & Telephone Corp.	43,458	1,826,444
Nippon Yusen KK	109,442	203,199
Nissan Chemical Industries Ltd.	7,900	263,953
Nissan Motor Co. Ltd.	155,247	1,561,436
Nisshin Seifun Group, Inc. (x)	12,261	184,007
Nissin Foods Holdings Co. Ltd.	3,506	184,187
Nitori Holdings Co. Ltd.	5,350	611,559
Nitto Denko Corp.	10,711	821,963
NOK Corp.	6,764	136,929
Nomura Holdings, Inc.	229,608	1,353,779
Nomura Real Estate Holdings, Inc.	8,775	149,259
Nomura Real Estate Master Fund, Inc. (REIT)	237	358,516
Nomura Research Institute Ltd.	9,059	275,936
NSK Ltd.	28,370	328,667
NTT Data Corp.	8,600	415,743
NTT DOCOMO, Inc.	89,100	2,030,146
Obayashi Corp. (x)	42,766	408,724
Obic Co. Ltd.	27,900	1,219,842
Odakyu Electric Railway Co. Ltd.	20,051	396,817
Oji Holdings Corp.	51,612	210,202
Olympus Corp.	17,552	606,717
Omron Corp.	12,144	466,018
Ono Pharmaceutical Co. Ltd.	27,775	607,307
Oracle Corp. Japan	2,840	143,124
Oriental Land Co. Ltd.	14,044	793,794
ORIX Corp.	86,310	1,346,990
Osaka Gas Co. Ltd. (x)	124,868	480,348
Otsuka Corp.	3,317	154,959
Otsuka Holdings Co. Ltd.	25,400	1,106,842
Panasonic Corp.	145,286	1,478,654
Park24 Co. Ltd. (x)	6,300	170,875
Pola Orbis Holdings, Inc. (x)	1,200	99,080
Rakuten, Inc. (x)	62,700	614,527
Recruit Holdings Co. Ltd.	23,600	947,029
Resona Holdings, Inc.	133,859	686,618
Ricoh Co. Ltd.	45,180	381,928
Rinnai Corp.	2,084	168,146
Rohm Co. Ltd.	5,826	335,478
Ryohin Keikaku Co. Ltd.	1,500	294,032
Sankyo Co. Ltd.	2,798	90,374
Santen Pharmaceutical Co. Ltd.	24,455	299,214
SBI Holdings, Inc.	14,660	186,519
Secom Co. Ltd.	60,627	4,434,136
Sega Sammy Holdings, Inc.	13,475	200,496
Seibu Holdings, Inc.	11,500	206,237
Seiko Epson Corp.	16,000	338,824
Sekisui Chemical Co. Ltd.	27,514	438,812
Sekisui House Ltd.	40,470	673,663
Seven & i Holdings Co. Ltd.	47,612	1,814,043
Seven Bank Ltd.	42,600	122,105
Sharp Corp. (x)*	98,000	226,396
Shimadzu Corp.	15,140	241,204
Shimamura Co. Ltd.	1,246	155,543
Shimano, Inc.	4,536	711,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Shimizu Corp.	36,910	$337,598
Shin-Etsu Chemical Co. Ltd.	24,464	1,897,883
Shinsei Bank Ltd.	111,173	186,438
Shionogi & Co. Ltd.	19,307	924,919
Shiseido Co. Ltd.	56,022	1,418,106
Shizuoka Bank Ltd. (The)	29,724	249,745
Showa Shell Sekiyu KK	13,975	129,975
SMC Corp.	3,748	894,870
SoftBank Group Corp.	83,972	5,578,974
Sohgo Security Services Co. Ltd.	4,600	176,916
Sompo Holdings, Inc.	23,527	797,150
Sony Corp.	80,564	2,257,515
Sony Financial Holdings, Inc.	12,500	195,080
Stanley Electric Co. Ltd.	10,084	275,665
Start Today Co. Ltd.	11,100	191,751
Sumitomo Chemical Co. Ltd.	101,158	481,231
Sumitomo Corp.	78,028	918,310
Sumitomo Dainippon Pharma Co. Ltd.	9,892	170,121
Sumitomo Electric Industries Ltd.	48,660	702,161
Sumitomo Heavy Industries Ltd.	33,784	217,663
Sumitomo Metal Mining Co. Ltd.	32,784	422,721
Sumitomo Mitsui Financial Group, Inc.	86,152	3,287,597
Sumitomo Mitsui Trust Holdings, Inc.	21,933	784,990
Sumitomo Realty & Development Co. Ltd.	22,526	598,637
Sumitomo Rubber Industries Ltd.	11,936	189,546
Sundrug Co. Ltd.	29,700	2,055,812
Suntory Beverage & Food Ltd.	9,000	373,861
Suruga Bank Ltd. (x)	11,290	252,027
Suzuken Co. Ltd.	5,506	179,961
Suzuki Motor Corp.	21,336	751,027
Sysmex Corp. (x)	10,300	596,629
T&D Holdings, Inc.	36,468	482,236
Taiheiyo Cement Corp.	70,000	221,604
Taisei Corp.	69,183	484,207
Taisho Pharmaceutical Holdings Co. Ltd.	2,371	196,780
Taiyo Nippon Sanso Corp.	10,000	115,850
Takashimaya Co. Ltd.	18,955	156,343
Takeda Pharmaceutical Co. Ltd.	45,023	1,862,556
TDK Corp.	8,371	575,853
Teijin Ltd.	13,250	268,571
Terumo Corp.	83,100	3,068,034
THK Co. Ltd.	8,308	183,825
Tobu Railway Co. Ltd.	64,991	322,522
Toho Co. Ltd.	7,846	221,870
Toho Gas Co. Ltd. (x)	23,592	191,966
Tohoku Electric Power Co., Inc.	28,859	364,704
Tokio Marine Holdings, Inc.	42,915	1,761,030
Tokyo Electric Power Co. Holdings, Inc.*	94,958	383,488
Tokyo Electron Ltd.	10,336	976,780
Tokyo Gas Co. Ltd.	136,711	618,665
Tokyo Tatemono Co. Ltd.	14,500	193,912
Tokyu Corp.	70,011	514,562
Tokyu Fudosan Holdings Corp.	36,592	216,030

TonenGeneral Sekiyu KK	16,830	$177,408
Toppan Printing Co. Ltd.	33,910	323,795
Toray Industries, Inc.	96,774	783,466
Toshiba Corp.*	267,683	648,394
TOTO Ltd.	46,633	1,845,370
Toyo Seikan Group Holdings Ltd.	11,704	218,508
Toyo Suisan Kaisha Ltd.	5,656	204,947
Toyoda Gosei Co. Ltd. (x)	5,142	120,284
Toyota Industries Corp.	10,418	496,498
Toyota Motor Corp.	171,750	10,107,350
Toyota Tsusho Corp.	13,614	354,692
Trend Micro, Inc.	7,582	269,546
Tsuruha Holdings, Inc.	2,100	199,444
Unicharm Corp.	69,682	1,524,806
United Urban Investment Corp. (REIT)	178	270,941
USS Co. Ltd.	15,610	248,692
West Japan Railway Co.	9,900	607,595
Yahoo Japan Corp.	92,200	354,206
Yakult Honsha Co. Ltd.	5,407	250,746
Yamada Denki Co. Ltd.	39,220	211,410
Yamaguchi Financial Group, Inc.	11,763	128,122
Yamaha Corp.	11,079	338,413
Yamaha Motor Co. Ltd. (x)	16,632	366,295
Yamato Holdings Co. Ltd.	52,136	1,060,117
Yamazaki Baking Co. Ltd. (x)	8,071	155,930
Yaskawa Electric Corp.	16,140	251,059
Yokogawa Electric Corp.	15,303	221,673
Yokohama Rubber Co. Ltd. (The) (x)	7,500	134,503

		222,557,311

Jordan (0.0%)
Hikma Pharmaceuticals plc	8,836	206,138

Luxembourg (0.2%)
ArcelorMittal*	120,677	891,247
Eurofins Scientific SE	703	299,705
Millicom International Cellular SA (SDR)	4,337	185,322
RTL Group SA	2,688	197,303
SES SA (FDR)	23,645	520,821
Tenaris SA	28,634	511,503

		2,605,901

Macau (0.0%)
MGM China Holdings Ltd.	66,800	138,519
Wynn Macau Ltd. (x)	112,400	178,866

		317,385

Mexico (0.1%)
Fresnillo plc	14,164	213,134
Grupo Financiero Banorte SAB de CV, Class O	194,261	958,670
Grupo Financiero Inbursa SAB de CV, Class O	196,872	297,925

		1,469,729

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Netherlands (3.5%)
ABN AMRO Group NV (CVA)§	131,733	$2,918,977
Aegon NV	110,896	610,289
Akzo Nobel NV	69,172	4,324,418
Altice NV, Class A*	24,886	493,275
Altice NV, Class B*	6,670	132,911
ASML Holding NV	23,491	2,637,220
Boskalis Westminster	7,099	246,526
EXOR NV	7,025	303,042
Gemalto NV	5,393	311,778
Heineken Holding NV	6,478	451,013
Heineken NV	14,465	1,085,046
ING Groep NV	248,828	3,501,988
Koninklijke Ahold Delhaize NV*	83,376	1,757,948
Koninklijke DSM NV	11,003	659,728
Koninklijke KPN NV	227,127	672,786
Koninklijke Philips NV	230,957	7,050,389
Koninklijke Vopak NV	4,370	206,429
NN Group NV	82,725	2,803,556
NXP Semiconductors NV*	18,716	1,834,355
Randstad Holding NV	8,025	435,300
Royal Dutch Shell plc, Class B	240,942	6,989,895
Royal Dutch Shell plc (Amsterdam Stock Exchange), Class A	209,829	5,739,476
Royal Dutch Shell plc (London Stock Exchange), Class A	277,434	7,667,324
Wolters Kluwer NV	19,870	719,934

		53,553,603

New Zealand (0.1%)
Auckland International Airport Ltd.	58,123	252,363
Contact Energy Ltd.	56,200	181,936
Fletcher Building Ltd.	49,712	366,070
Mercury NZ Ltd.	46,716	96,063
Meridian Energy Ltd.	59,569	107,595
Ryman Healthcare Ltd.	17,319	97,575
Spark New Zealand Ltd.	119,348	282,727

		1,384,329

Norway (0.9%)
DNB ASA	325,430	4,838,856
Gjensidige Forsikring ASA	12,053	191,221
Marine Harvest ASA*	24,506	441,856
Norsk Hydro ASA	536,540	2,566,092
Orkla ASA	53,227	482,013
Schibsted ASA, Class A	3,133	71,873
Schibsted ASA, Class B	7,552	160,042
Statoil ASA	74,330	1,363,451
Statoil ASA (ADR) (x)	140,526	2,563,194
Telenor ASA	45,792	684,068
Yara International ASA	11,249	442,907

		13,805,573

Peru (0.1%)
Credicorp Ltd.	8,368	1,320,973

Portugal (0.1%)
EDP – Energias de Portugal SA	151,049	460,151
Galp Energia SGPS SA	27,345	408,455
Jeronimo Martins SGPS SA	17,817	276,450

		1,145,056

Singapore (1.1%)
Ascendas REIT (REIT)	134,766	$211,248
CapitaLand Commercial Trust (REIT)	142,200	145,327
CapitaLand Ltd.	164,602	343,264
CapitaLand Mall Trust (REIT)	171,267	222,932
City Developments Ltd.	29,280	167,413
ComfortDelGro Corp. Ltd.	138,950	236,997
DBS Group Holdings Ltd.	695,160	8,323,775
Genting Singapore plc	366,738	229,188
Global Logistic Properties Ltd.	173,800	264,033
Golden Agri-Resources Ltd.	534,113	158,594
Jardine Cycle & Carriage Ltd.	5,976	170,142
Keppel Corp. Ltd.	90,485	361,778
Oversea-Chinese Banking Corp. Ltd.	202,552	1,247,636
SATS Ltd.	43,300	145,016
Sembcorp Industries Ltd.	70,812	139,360
Singapore Airlines Ltd. (x)	35,982	240,269
Singapore Exchange Ltd.	55,302	273,426
Singapore Press Holdings Ltd. (x)	101,323	246,984
Singapore Technologies Engineering Ltd.	88,919	198,328
Singapore Telecommunications Ltd.	497,319	1,253,471
StarHub Ltd. (x)	45,724	88,723
Suntec REIT (REIT) (x)	169,000	192,556
United Overseas Bank Ltd. (x)	81,360	1,146,113
UOL Group Ltd.	31,544	130,476
Wilmar International Ltd.	123,455	306,048

		16,443,097

South Africa (0.1%)
Investec plc	39,659	261,974
Mediclinic International plc	23,791	226,057
Mondi plc	23,626	485,084

		973,115

South Korea (0.6%)
Hyundai Mobis Co. Ltd.*	10,897	2,381,858
Naver Corp.*	1,193	765,503
Samsung Electronics Co. Ltd.	3,922	5,851,502

		8,998,863

Spain (2.3%)
Abertis Infraestructuras SA	161,500	2,260,189
ACS Actividades de Construccion y Servicios SA	11,807	373,108
Aena SA§	4,530	618,237
Amadeus IT Group SA	185,539	8,431,430
Banco Bilbao Vizcaya Argentaria SA	423,188	2,857,237
Banco de Sabadell SA	343,818	478,820
Banco Popular Espanol SA	218,494	211,138
Banco Santander SA	1,472,006	7,684,006
Bankia SA	281,978	288,216
Bankinter SA	47,809	370,400
CaixaBank S.A.	211,060	697,621
Distribuidora Internacional de Alimentacion SA	40,780	200,255
Enagas SA	14,109	358,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Endesa SA	20,268	$429,369
Ferrovial SA	29,262	523,491
Gas Natural SDG SA	20,367	383,978
Grifols SA	20,804	413,459
Iberdrola SA	348,781	2,288,778
Industria de Diseno Textil SA	69,565	2,374,771
Mapfre SA	75,130	229,348
Red Electrica Corp. SA	29,200	550,968
Repsol SA	69,321	979,267
Telefonica SA	298,480	2,771,200
Zardoya Otis SA	10,730	90,698

		35,864,285

Sweden (1.8%)
Alfa Laval AB	19,807	327,848
Assa Abloy AB, Class B	121,655	2,258,014
Atlas Copco AB, Class A	55,055	1,676,922
Atlas Copco AB, Class B	23,320	636,330
Boliden AB	17,544	458,117
Electrolux AB	15,841	393,478
Getinge AB, Class B	143,107	2,294,902
Hennes & Mauritz AB, Class B	59,798	1,663,207
Hexagon AB, Class B	15,357	548,669
Husqvarna AB, Class B	28,238	219,597
ICA Gruppen AB	5,497	167,675
Industrivarden AB, Class C	11,429	213,009
Investor AB, Class B	28,513	1,065,646
Kinnevik AB, Class B*	15,095	361,693
L E Lundbergforetagen AB, Class B	2,437	149,393
Lundin Petroleum AB*	12,949	281,562
Nordea Bank AB	192,477	2,140,136
Sandvik AB	68,554	848,027
Securitas AB, Class B	19,518	307,212
Skandinaviska Enskilda Banken AB, Class A	100,764	1,056,791
Skanska AB, Class B	22,368	528,105
SKF AB, Class B	26,035	478,944
Svenska Cellulosa AB SCA, Class B	39,873	1,126,086
Svenska Handelsbanken AB, Class A	98,191	1,364,452
Swedbank AB, Class A	59,554	1,440,053
Swedish Match AB	12,513	398,027
Tele2 AB, Class B	18,285	146,612
Telefonaktiebolaget LM Ericsson, Class B	399,584	2,346,469
Telefonaktiebolaget LM Ericsson (ADR)	185,796	1,083,191
Telia Co. AB	172,377	694,571
Volvo AB, Class B	100,236	1,170,627

		27,845,365

Switzerland (7.8%)
ABB Ltd. (Registered)*	120,733	2,546,739
Actelion Ltd. (Registered)*	6,220	1,346,862
Adecco Group AG (Registered)	32,628	2,135,575
Aryzta AG*	6,186	272,456
Baloise Holding AG (Registered)	3,223	406,080
Barry Callebaut AG (Registered)*	158	193,330

Chocoladefabriken Lindt & Spruengli AG	64	$331,533
Chocoladefabriken Lindt & Sprungli AG (Registered)	7	425,513
Cie Financiere Richemont SA (Registered)	49,846	3,301,692
Coca-Cola HBC AG*	12,200	266,124
Credit Suisse Group AG (Registered)*	408,339	5,858,620
Credit Suisse Group AG (ADR)*	146,087	2,090,505
Dufry AG (Registered)*	3,012	375,650
EMS-Chemie Holding AG (Registered)	574	291,707
Galenica AG (Registered)	256	288,858
Geberit AG (Registered)	2,350	942,031
Givaudan SA (Registered)	608	1,114,139
Glencore plc*	779,715	2,665,114
Julius Baer Group Ltd.*	138,721	6,161,594
Kuehne + Nagel International AG (Registered)	3,452	456,289
LafargeHolcim Ltd. (Registered)*	28,313	1,491,694
Lonza Group AG (Registered)*	3,515	608,558
Nestle SA (Registered)	345,650	24,795,966
Novartis AG (Registered)	197,344	14,360,395
Novartis AG (ADR)	53,776	3,917,044
Pargesa Holding SA	1,595	103,848
Partners Group Holding AG (x)	1,160	543,661
Roche Holding AG	86,257	19,702,817
Schindler Holding AG	2,611	460,508
Schindler Holding AG (Registered)	1,257	219,602
SGS SA (Registered)	352	716,237
Sika AG	139	667,768
Sonova Holding AG (Registered)	11,157	1,352,032
STMicroelectronics NV	39,871	452,229
Swatch Group AG (The) (x)	2,049	637,257
Swatch Group AG (The) (Registered)	3,496	213,715
Swiss Life Holding AG (Registered)*	2,064	584,155
Swiss Prime Site AG (Registered)*	4,460	365,060
Swiss Re AG	20,553	1,947,721
Swisscom AG (Registered)	1,723	771,737
Syngenta AG (Registered)	5,925	2,341,955
UBS Group AG (Registered)	438,863	6,874,069
Wolseley plc	50,358	3,079,477
Zurich Insurance Group AG*	9,603	2,644,291

		120,322,207

Taiwan (0.8%)
Advanced Semiconductor Engineering, Inc. (ADR) (x)	463,320	2,335,133
Hon Hai Precision Industry Co. Ltd.	1,092,800	2,854,999
MediaTek, Inc.	107,000	718,778
Taiwan Semiconductor Manufacturing Co. Ltd.	432,000	2,432,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	148,803	$4,278,086

		12,619,836

Turkey (0.1%)
Akbank TAS	791,782	1,755,574

United Kingdom (11.8%)
3i Group plc	64,124	556,346
Aberdeen Asset Management plc	61,799	195,962
Admiral Group plc	14,483	326,098
Anglo American plc*	88,801	1,269,485
Ashtead Group plc	158,314	3,082,677
Associated British Foods plc	23,913	808,962
AstraZeneca plc	128,348	7,019,063
Auto Trader Group plc§	70,505	355,382
Aviva plc	255,978	1,534,433
Babcock International Group plc	17,877	209,961
BAE Systems plc	208,121	1,517,128
Barclays plc	2,605,467	7,174,929
Barratt Developments plc	63,431	361,469
Berkeley Group Holdings plc	8,072	279,338
BP plc	1,199,507	7,533,276
British American Tobacco plc	119,923	6,830,258
British Land Co. plc (The) (REIT)	64,227	498,270
BT Group plc	540,668	2,444,725
Bunzl plc	22,387	581,868
Burberry Group plc	98,462	1,816,528
Capita plc	44,484	291,105
Centrica plc	354,188	1,021,850
CNH Industrial NV	61,061	531,240
Cobham plc	112,402	226,764
Coca-Cola European Partners plc	14,516	458,714
Compass Group plc	228,419	4,225,369
Croda International plc	37,448	1,474,983
DCC plc	5,924	440,965
Diageo plc	538,642	14,006,652
Direct Line Insurance Group plc	88,920	404,807
Dixons Carphone plc	70,889	309,791
easyJet plc	10,806	133,839
Fiat Chrysler Automobiles NV	60,491	551,751
G4S plc	100,720	291,699
GKN plc	101,770	416,023
GlaxoSmithKline plc	313,376	6,032,515
Hammerson plc (REIT)	50,072	353,591
Hargreaves Lansdown plc	17,029	254,567
HSBC Holdings plc	1,936,079	15,673,790
IMI plc	19,355	248,072
Imperial Brands plc	154,293	6,736,088
Inmarsat plc	31,878	295,238
InterContinental Hotels Group plc	38,051	1,706,006
International Consolidated Airlines Group SA	60,454	326,394
Intertek Group plc	47,952	2,057,133
Intu Properties plc (REIT)	55,546	192,564
ITV plc	1,288,271	3,276,941

J Sainsbury plc	82,144	$252,377
Johnson Matthey plc	12,749	499,952
Kingfisher plc	137,042	591,624
Land Securities Group plc (REIT)	48,930	642,812
Legal & General Group plc	385,555	1,176,491
Lloyds Banking Group plc	4,117,465	3,171,985
London Stock Exchange Group plc	20,595	739,610
Marks & Spencer Group plc	104,596	451,164
Meggitt plc	51,019	288,348
Merlin Entertainments plc§	47,869	264,646
National Grid plc	240,472	2,820,140
NEX Group plc	21	122
Next plc	9,421	578,548
Old Mutual plc	324,376	828,705
Pagegroup plc	820,246	3,947,452
Pearson plc	54,075	545,465
Persimmon plc	18,201	398,373
Petrofac Ltd.	18,716	200,440
Provident Financial plc	9,509	333,871
Prudential plc	300,808	6,033,399
Randgold Resources Ltd.	6,232	492,692
Reckitt Benckiser Group plc	76,355	6,479,719
RELX NV	65,721	1,106,208
RELX plc	68,142	1,216,844
Rio Tinto Ltd.	27,417	1,185,150
Rio Tinto plc	79,175	3,081,915
Rio Tinto plc (ADR) (x)	60,491	2,326,484
Rolls-Royce Holdings plc*†	13,632,698	16,801
Rolls-Royce Holdings plc (London Stock Exchange)*	283,475	2,333,689
Royal Bank of Scotland Group plc*	238,190	659,303
Royal Mail plc	56,509	321,814
RSA Insurance Group plc	64,514	465,911
Sage Group plc (The)	71,906	580,441
Schroders plc	8,642	319,299
Segro plc (REIT)	50,059	282,614
Severn Trent plc	15,318	419,467
Sky plc	61,455	750,555
Smith & Nephew plc	140,297	2,111,134
Smiths Group plc	22,700	396,133
SSE plc	62,093	1,188,409
St. James’s Place plc	33,464	418,184
Standard Chartered plc*	208,082	1,701,737
Standard Life plc	131,365	602,247
Tate & Lyle plc	29,757	259,458
Taylor Wimpey plc	220,203	416,566
Tesco plc*	534,882	1,363,532
TP ICAP plc	15,313	81,769
Travis Perkins plc	17,649	315,819
Unilever NV (CVA)	104,791	4,314,707
Unilever plc	82,563	3,350,140
United Utilities Group plc	45,458	504,762
Vodafone Group plc	1,708,590	4,208,174
Weir Group plc (The)	60,029	1,398,217
Whitbread plc	49,186	2,288,891
William Hill plc	54,466	194,794
Wm Morrison Supermarkets plc	126,652	360,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Worldpay Group plc§	115,440	$383,982
WPP plc	215,321	4,818,967

		182,816,751

United States (2.7%)
Accenture plc, Class A	36,110	4,229,564
Carnival Corp.	74,720	3,889,923
Carnival plc	12,695	645,369
Core Laboratories NV (x)	34,463	4,136,939
Everest Reinsurance Group Ltd.	15,620	3,380,168
ICON plc*	72,672	5,464,934
Invesco Ltd.	63,900	1,938,726
Mettler-Toledo International, Inc.*	7,136	2,986,844
Mobileye NV*	11,262	429,308
QIAGEN NV (x)*	51,040	1,433,443
Shire plc	206,556	11,923,572
Taro Pharmaceutical Industries Ltd. (x)*	973	102,428
Yum! China Holdings, Inc.*	20,948	547,162

		41,108,380

Total Common Stocks (79.9%) (Cost $1,067,978,075)		1,234,092,491

EXCHANGE TRADED FUNDS:
Deutsche X-trackers MSCI Japan Hedged Equity Fund (x)	85,050	3,165,561
iShares China Large-Cap Fund (x)	147,610	5,123,543
iShares Core MSCI EAFE Fund	152,000	8,151,760
iShares Core MSCI Emerging Markets Fund (x)	35,400	1,502,730
iShares Currency Hedged MSCI Japan Fund (x)	112,850	3,137,230
iShares Latin America 40 Fund (x)	28,847	795,600
iShares MSCI Australia Fund (x)	50,415	1,019,895
iShares MSCI Austria Capped Fund (x)	140,837	2,328,036
iShares MSCI Belgium Capped Fund (x)	77,097	1,349,968
iShares MSCI BRIC Fund	9,916	316,122
iShares MSCI Canada Fund	28,958	757,252
iShares MSCI EAFE Fund	549,471	31,720,961
iShares MSCI EAFE Small-Cap Fund	20,700	1,031,688
iShares MSCI France Fund (x)	183,167	4,518,730
iShares MSCI Germany Fund (x)	363,210	9,617,801
iShares MSCI Hong Kong Fund (x)	10,677	207,988
iShares MSCI Indonesia Fund (x)	15,600	376,428
iShares MSCI Ireland Capped Fund (x)	19,700	739,341
iShares MSCI Israel Capped Fund (x)	31,500	1,461,644
iShares MSCI Italy Capped Fund (x)	300,224	7,268,423
iShares MSCI Japan Fund (x)	204,770	10,005,062
iShares MSCI Malaysia Fund (x)	6,164	173,024

iShares MSCI Mexico Capped Fund (x)	5,448	$239,549
iShares MSCI Netherlands Fund (x)	54,093	1,306,346
iShares MSCI New Zealand Capped Fund	30,700	1,219,711
iShares MSCI Norway Capped Fund (x)	23,200	504,561
iShares MSCI Pacific ex Japan Fund (x)	76,292	3,018,874
iShares MSCI Poland Capped Fund (x)	12,000	217,430
iShares MSCI Singapore Capped Fund (x)	51,963	1,035,623
iShares MSCI South Korea Capped Fund	6,000	319,320
iShares MSCI Spain Capped Fund (x)	149,721	3,969,104
iShares MSCI Sweden Capped Fund (x)	20,003	574,686
iShares MSCI Switzerland Capped Fund	13,900	409,494
iShares MSCI Thailand Capped Fund (x)	3,868	278,844
iShares MSCI Turkey Fund (x)	8,084	262,488
iShares MSCI United Kingdom Fund (x)	33,200	1,018,908
SPDR EURO STOXX 50 Fund (x)	19,964	667,995
SPDR S&P Emerging Asia Pacific Fund	33,879	2,545,329
Vanguard FTSE Developed Markets Fund	190,900	6,975,486
Vanguard FTSE Emerging Markets Fund	193,300	6,916,274
Vanguard FTSE Europe Fund (x)	672,800	32,254,032
Vanguard FTSE Pacific Fund (x)	46,100	2,679,332
WisdomTree Japan Hedged Equity Fund (x)	68,800	3,408,352

Total Exchange Traded Funds (10.6%) (Cost $155,580,795)		164,590,525

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/6/17* (Cost $25,524)	69,321	25,686

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	11,697,244	11,700,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (5.2%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,250,292, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $5,355,005. (xx)	$5,250,000	$5,250,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,400,107, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,428,000. (xx)	1,400,000	1,400,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $3,500,276, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $3,570,000. (xx)	3,500,000	3,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,100,327, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $3,162,011. (xx)	3,100,000	3,100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $16,001,867, collateralized by various Common Stocks; total market value $17,784,880. (xx)	16,000,000	16,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,000,817, collateralized by various Common Stocks; total market value $7,780,885. (xx)	7,000,000	7,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,783,457, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,838,969. (xx)	2,783,303	2,783,303

HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	$2,000,000	$2,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $6,200,723, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $6,327,204. (xx)	6,200,000	6,200,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $4,300,363, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,388,222. (xx)	4,300,000	4,300,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $8,000,444, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $8,160,453. (xx)	8,000,000	8,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $10,001,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $10,201,063. (xx)	10,000,000	10,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $8,000,444, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $8,160,003. (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $300,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $306,000. (xx)	$300,000	$300,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $3,000,362, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $3,060,002. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		80,833,303

Total Short-Term Investments (6.0%) (Cost $92,532,974)		92,534,056

Total Investments (96.5%) (Cost $1,316,117,368)		1,491,242,758
Other Assets Less Liabilities (3.5%)		53,391,774

Net Assets (100%)		$1,544,634,532

*	Non-income producing.
†	Security (totaling $1,835,935 or 0.1% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $6,422,383 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $204,304 or 0.0% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $87,040,253. This was secured by cash collateral of $80,833,303 which was subsequently invested in joint repurchase agreements with a total value of $80,833,303, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $8,925,151 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$260,987,352	16.9%
Industrials	169,985,229	11.0
Exchange Traded Funds	164,590,525	10.7
Consumer Discretionary	160,744,548	10.4
Consumer Staples	147,557,501	9.6
Health Care	142,278,524	9.2
Information Technology	96,167,412	6.2
Materials	91,893,019	5.9
Repurchase Agreements	80,833,303	5.2
Energy	62,328,061	4.0
Telecommunication Services	42,632,465	2.8
Real Estate	33,019,534	2.1
Utilities	26,524,532	1.7
Investment Companies	11,700,753	0.8
Cash and Other	53,391,774	3.5

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$3,875,690	$—	$412,075	$3,137,949	$144,149	$(10,270)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,604	March-17	$53,804,794	$55,330,525	$1,525,731
FTSE 100 Index	398	March-17	33,730,726	34,579,911	849,185
SPI 200 Index	135	March-17	13,415,405	13,714,687	299,282
TOPIX Index	260	March-17	32,637,686	33,769,412	1,131,726

					$3,805,924

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	Toronto-Dominion Bank	1,487	$1,071,396	$1,109,005	$(37,609)
British Pound vs. U.S. Dollar, expiring 3/17/17	Toronto-Dominion Bank	2,348	2,899,227	2,972,160	(72,933)
British Pound vs. U.S. Dollar, expiring 3/17/17	State Street Bank & Trust	541	667,605	686,926	(19,321)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Toronto-Dominion Bank	4,061	4,290,504	4,324,089	(33,585)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Standard Chartered Bank	583	615,787	623,068	(7,281)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	Goldman Sachs & Co.	68,952	590,013	590,507	(494)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	Brown Brothers Harriman & Co.	13,682	117,082	117,208	(126)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Toronto-Dominion Bank	343,890	2,952,998	2,983,727	(30,729)

					$(202,078)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/17/17	Royal Bank of Canada	385	$489,913	$475,274	$14,639
Japanese Yen vs. U.S. Dollar, expiring 1/4/17	Brown Brothers Harriman & Co.	6,873	58,489	58,806	(317)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	Brown Brothers Harriman & Co.	14,770	126,551	126,390	161

					$14,483

					$(187,595)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 12,579,300, CAD 4,334, CHF 2,162, DKK 11,375, EUR 49,844,339, GBP 31,242,117, HKD 60,669, ILS 8,461, JPY 31,170,050, KRW 1, NZD 58,559, SEK 29,594 and SGD 16,345.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,177,801	$153,566,747	$—	$160,744,548
Consumer Staples	866,985	146,690,516	—	147,557,501
Energy	8,087,055	54,215,320	—	62,302,375
Financials	24,330,250	236,657,102	—	260,987,352
Health Care	16,655,552	125,622,972	—	142,278,524
Industrials	5,898,151	164,070,277	16,801	169,985,229
Information Technology	22,542,530	73,624,882	—	96,167,412
Materials	3,826,095	88,066,924	—	91,893,019
Real Estate	452,376	30,748,024	1,819,134	33,019,534
Telecommunication Services	1,433,594	41,198,871	—	42,632,465
Utilities	—	26,524,532	—	26,524,532
Exchange Traded Funds
Exchange Traded Funds	164,590,525	—	—	164,590,525
Forward Currency Contracts	—	14,800	—	14,800
Futures	3,805,924	—	—	3,805,924
Rights
Energy	—	25,686	—	25,686
Short-Term Investments
Investment Companies	11,700,753	—	—	11,700,753
Repurchase Agreements	—	80,833,303	—	80,833,303

Total Assets	$271,367,591	$1,221,859,956	$1,835,935	$1,495,063,482

Liabilities:
Forward Currency Contracts	$—	$(202,395)	$—	$(202,395)

Total Liabilities	$—	$(202,395)	$—	$(202,395)

Total	$271,367,591	$1,221,657,561	$1,835,935	$1,494,861,087

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$14,800
Equity contracts	Receivables, Net assets – Unrealized appreciation	3,805,924	*

		$3,820,724

	Liability Derivatives
Foreign exchange contracts	Payables	$(202,395)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(580,415)	$(580,415)
Equity contracts	(6,289,396)	—	(6,289,396)

Total	$(6,289,396)	$(580,415)	$(6,869,811)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(144,316)	$(144,316)
Equity contracts	(621,901)	—	(621,901)

Total	$(621,901)	$(144,316)	$(766,217)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $115,108,000 and futures contracts with an average notional balance of approximately $140,430,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Brown Brothers Harriman & Co.	$161	$(161)	$—	$—
Royal Bank of Canada	14,639	—	—	14,639

Total	$14,800	$(161)	$—	$14,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Brown Brothers Harriman & Co.	$443	$(161)	$—	$282
Goldman Sachs & Co.	494	—	—	494
Standard Chartered Bank	7,281	—	—	7,281
State Street Bank & Trust	19,321	—	—	19,321
Toronto-Dominion Bank	174,856	—	—	174,856

Total	$202,395	$(161)	$—	$202,234

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$204,229,114
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$313,750,450

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$248,663,674
Aggregate gross unrealized depreciation	(110,599,442)

Net unrealized appreciation	$138,064,232

Federal income tax cost of investments	$1,353,178,526

For the year ended December 31, 2016, the Portfolio incurred approximately $1,160 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $2,484,511)	$3,137,949
Unaffiliated Issuers (Cost $1,232,799,554)	1,407,271,506
Repurchase Agreements (Cost $80,833,303)	80,833,303
Cash	691,537
Foreign cash (Cost $135,504,729)	125,027,306
Cash held as collateral at broker	7,962,870
Receivable for securities sold	2,806,281
Dividends, interest and other receivables	2,798,800
Due from Custodian	522,228
Receivable from Separate Accounts for Trust shares sold	140,678
Securities lending income receivable	81,351
Unrealized appreciation on forward foreign currency contracts	14,800
Other assets	69,653

Total assets	1,631,358,262

LIABILITIES
Payable for return of collateral on securities loaned	80,833,303
Payable for securities purchased	3,191,536
Investment management fees payable	781,342
Payable to Separate Accounts for Trust shares redeemed	715,057
Due to broker for futures variation margin	310,826
Distribution fees payable – Class IB	234,834
Unrealized depreciation on forward foreign currency contracts	202,395
Administrative fees payable	162,780
Trustees’ fees payable	40,366
Distribution fees payable – Class IA	4,107
Accrued expenses	247,184

Total liabilities	86,723,730

NET ASSETS	$1,544,634,532

Net assets were comprised of:
Paid in capital	$1,718,802,295
Accumulated undistributed net investment income (loss)	(6,613,154)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(335,655,840)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	168,101,231

Net assets	$1,544,634,532

Class IA
Net asset value, offering and redemption price per share, $19,301,001 / 2,119,373 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.11

Class IB
Net asset value, offering and redemption price per share, $1,114,970,165 / 122,287,840 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.12

Class K
Net asset value, offering and redemption price per share, $410,363,366 / 44,948,332 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.13

(x)	Includes value of securities on loan of $87,040,253.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($144,149 of dividend income received from affiliates) (net of $3,359,701 foreign withholding tax)	$43,489,932
Interest	18,993
Securities lending (net)	627,371

Total income	44,136,296

EXPENSES
Investment management fees	9,479,258
Distribution fees – Class IB	2,844,999
Administrative fees	1,981,627
Custodian fees	416,950
Professional fees	246,171
Printing and mailing expenses	108,075
Distribution fees – Class IA	49,835
Trustees’ fees	39,199
Miscellaneous	157,405

Gross expenses	15,323,519
Less: Waiver from investment manager	(123,915)

Net expenses	15,199,604

NET INVESTMENT INCOME (LOSS)	28,936,692

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(10,270) of realized gain (loss) from affiliates)	(17,877,267)
Net distributions of realized gain received from underlying funds	98
Futures	(6,289,396)
Foreign currency transactions	(24,444,149)

Net realized gain (loss)	(48,610,714)

Change in unrealized appreciation (depreciation) on:
Investments ($(325,666) of change in unrealized appreciation (depreciation) from affiliates)	3,381,904
Futures	(621,901)
Foreign currency translations	17,206,423

Net change in unrealized appreciation (depreciation)	19,966,426

NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,644,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$292,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,936,692	$28,810,463
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(48,610,714)	(7,002,680)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	19,966,426	(95,091,638)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	292,404	(73,283,855)

DIVIDENDS:
Dividends from net investment income
Class IA	(56,586)	(13,325)
Class IB	(3,239,431)	(771,548)
Class K	(2,218,944)	(290,916)

TOTAL DIVIDENDS:	(5,514,961)	(1,075,789)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 178,703 and 289,211 shares, respectively ]	1,583,475	2,850,165
Capital shares issued in reinvestment of dividends [ 6,236 and 1,459 shares, respectively ]	56,586	13,325
Capital shares repurchased [ (408,905) and (322,029) shares, respectively ]	(3,624,006)	(3,147,912)

Total Class IA transactions	(1,983,945)	(284,422)

Class IB
Capital shares sold [ 2,524,162 and 4,216,921 shares, respectively ]	22,240,524	41,273,803
Capital shares issued in reinvestment of dividends [ 356,623 and 84,361 shares, respectively ]	3,239,431	771,548
Capital shares repurchased [ (14,603,276) and (15,791,053) shares, respectively ]	(129,808,288)	(154,162,591)

Total Class IB transactions	(104,328,333)	(112,117,240)

Class K
Capital shares sold [ 442,609 and 1,285,521 shares, respectively ]	3,879,360	12,955,972
Capital shares issued in reinvestment of dividends [ 243,981 and 31,792 shares, respectively ]	2,218,944	290,916
Capital shares repurchased [ (5,876,964) and (5,912,377) shares, respectively ]	(52,208,502)	(57,417,144)

Total Class K transactions	(46,110,198)	(44,170,256)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(152,422,476)	(156,571,918)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(157,645,033)	(230,931,562)
NET ASSETS:
Beginning of year	1,702,279,565	1,933,211,127

End of year (a)	$1,544,634,532	$1,702,279,565

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,613,154)	$(5,743,356)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.11	$9.53	$10.31	$8.85	$7.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.14	0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.13)	(0.55)	(0.74)	1.45	1.15

Total from investment operations	0.03	(0.41)	(0.64)	1.54	1.26

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.14)	(0.08)	(0.13)

Net asset value, end of year	$9.11	$9.11	$9.53	$10.31	$8.85

Total return	0.29%	(4.35)%	(6.26)%	17.49%	16.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,301	$21,358	$22,638	$11,118	$10,531
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.01%	1.04%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.01%	1.04%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.02%	1.04%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.76%	1.44%	0.97%	0.97%	1.33%
After waivers, reimbursements and fees paid indirectly (f)	1.76%	1.44%	0.97%	0.97%	1.33%
Before waivers, reimbursements and fees paid indirectly (f)	1.75%	1.44%	0.97%	0.97%	1.33%
Portfolio turnover rate^	14%	11%	10%	15%	3%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.12	$9.54	$10.32	$8.86	$7.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.14	0.15	0.08	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.13)	(0.55)	(0.79)	1.46	1.15

Total from investment operations	0.03	(0.41)	(0.64)	1.54	1.26

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.14)	(0.08)	(0.13)

Net asset value, end of year	$9.12	$9.12	$9.54	$10.32	$8.86

Total return	0.29%	(4.34)%	(6.25)%	17.47%	16.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,114,970	$1,222,810	$1,388,764	$1,566,557	$800,489
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.01%	1.03%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.01%	1.03%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.02%	1.03%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.76%	1.45%	1.49%	0.84%	1.34%
After waivers, reimbursements and fees paid indirectly (f)	1.76%	1.45%	1.49%	0.85%	1.34%
Before waivers, reimbursements and fees paid indirectly (f)	1.76%	1.45%	1.49%	0.84%	1.34%
Portfolio turnover rate^	14%	11%	10%	15%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.14	$9.53	$10.31	$8.85	$7.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.16	0.12	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.14)	(0.55)	(0.78)	1.45	1.15

Total from investment operations	0.04	(0.38)	(0.62)	1.57	1.28

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	(0.16)	(0.11)	(0.15)

Net asset value, end of year	$9.13	$9.14	$9.53	$10.31	$8.85

Total return	0.43%	(4.03)%	(6.02)%	17.78%	16.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$410,363	$458,112	$521,809	$393,771	$376,185
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.78%	0.76%	0.78%	0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (f)	0.78%	0.76%	0.78%	0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (f)	0.79%	0.77%	0.78%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.02%	1.70%	1.56%	1.22%	1.60%
After waivers, reimbursements and fees paid indirectly (f)	2.02%	1.70%	1.56%	1.22%	1.60%
Before waivers, reimbursements and fees paid indirectly (f)	2.01%	1.70%	1.56%	1.22%	1.60%
Portfolio turnover rate^	14%	11%	10%	15%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ac)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.74%	4.86%	(0.66)%
Portfolio – Class IB Shares	0.74	4.86	(0.79)
Portfolio – Class K Shares*	0.99	5.12	3.87
MSCI EAFE Index	1.00	6.53	0.75
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	2.13	6.36	0.61
Volatility Managed Index – International Proxy	0.01	6.16	2.18
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.74% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, and the Volatility Managed Index — International Proxy returned 1.00%, 2.13%, and 0.01%, respectively over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI EAFE Index.

What helped performance during the year:

•	Stock selection added notably to relative performance in the consumer discretionary, industrials, health care, information technology and materials sectors.

•

American casino and resort operating company Las Vegas Sands Corp., not a component of the benchmark, was the leading individual contributor to relative performance. Within the consumer discretionary sector, Wynn Resorts Ltd. was another notable contributor to relative performance.

•	Avoiding Israel-based Teva Pharmaceutical Industries Ltd., which declined amid several headwinds during the year, aided relative performance.

What hurt performance during the year:

•	A materials sector underweight hurt relative performance, as this was the second best performing sector in the benchmark for the year.

•	Stock selection in the financials, energy and consumer staples sectors detracted from performance.

•	Specialty biopharmaceutical company Shire plc, Anheuser-Busch InBev SA and Lloyds Banking Group plc were the largest individual detractors from relative performance for the portfolio.

Portfolio Positioning and Outlook – Northern Cross, LLC

Growth remains scarce. China and other emerging markets are slowing and Europe and Japan face long-term structural headwinds. We expect the market to place a premium on differentiated franchises that have pricing power and can show expanding earnings without a robust macro-economic environment. When macro level events are the reasons for volatility in the world stock markets, it is difficult for fundamental managers to outperform since stock prices are not reacting to company specific information.

We expect the consumer staples sector to perform well as emerging market currencies stabilize, and price increases flow through to the bottom line. And we expect our pharmaceutical companies to continue to drive innovation in their respective sectors after years of consistently investing more in research and development than their peers.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$166,067,415	17.8%
Consumer Discretionary	109,944,264	11.8
Consumer Staples	108,824,086	11.7
Industrials	104,922,000	11.2
Health Care	103,968,627	11.1
Materials	62,964,221	6.7
Energy	54,732,223	5.9
Information Technology	46,989,345	5.0
Telecommunication Services	37,504,070	4.0
Real Estate	23,731,966	2.5
Utilities	20,329,920	2.2
Investment Company	7,713,299	0.8
Repurchase Agreements	4,578,547	0.5
Cash and Other	81,841,694	8.8

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,047.41	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.22
Class IB
Actual	1,000.00	1,047.41	5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.22
Class K
Actual	1,000.00	1,048.97	4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	3.95

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.2%)
Abacus Property Group (REIT)	1	$2
Adelaide Brighton Ltd.	26,648	104,422
AGL Energy Ltd.	37,964	605,194
ALS Ltd.	35,278	153,769
Alumina Ltd. (x)	140,781	185,918
Amcor Ltd.	61,702	665,682
AMP Ltd.	165,091	600,455
Ansell Ltd.	9,337	166,497
APA Group	63,548	393,015
APN News & Media Ltd.*	8,169	16,742
ARB Corp. Ltd.	3,357	42,759
Ardent Leisure Group	20,240	34,179
Aristocrat Leisure Ltd.	35,318	395,052
Asaleo Care Ltd.	11,662	12,456
ASX Ltd.	10,768	386,516
Aurizon Holdings Ltd.	115,486	420,869
AusNet Services	81,811	93,281
Australia & New Zealand Banking Group Ltd.	160,477	3,522,886
Automotive Holdings Group Ltd.	903	2,574
Aveo Group (x)	16,815	40,651
Bank of Queensland Ltd.	12,653	108,385
Beach Energy Ltd.	53,100	32,572
Bendigo & Adelaide Bank Ltd.	22,925	210,272
BHP Billiton Ltd.	163,940	2,964,781
BHP Billiton plc	140,703	2,265,502
BlueScope Steel Ltd.	33,690	225,619
Boral Ltd.	63,074	246,249
Brambles Ltd.	88,489	791,840
Breville Group Ltd.	5,221	32,629
BWP Trust (REIT)	26,350	56,856
Caltex Australia Ltd.	13,528	297,365
carsales.com Ltd.	14,419	118,102
Challenger Ltd.	36,965	299,836
Charter Hall Group (REIT) (x)	16,050	54,901
Charter Hall Retail REIT (REIT)	14,347	43,795
CIMIC Group Ltd.	6,002	151,337
Cleanaway Waste Management Ltd.	114,822	101,919
Coca-Cola Amatil Ltd.	20,368	148,750
Cochlear Ltd.	3,590	317,493
Commonwealth Bank of Australia	93,007	5,531,236
Computershare Ltd.	32,745	294,435
Corporate Travel Management Ltd.	3,875	51,230
Cromwell Property Group (REIT)	12,599	8,956
Crown Resorts Ltd.	24,532	205,007
CSL Ltd.	29,126	2,110,495
CSR Ltd.	34,360	114,557
Dexus Property Group (REIT)	52,428	363,969
Domino’s Pizza Enterprises Ltd.	3,712	174,093
Downer EDI Ltd.	28,209	123,974
DUET Group	93,996	185,860
DuluxGroup Ltd.	16,116	72,572
Estia Health Ltd. (x)	7,359	13,808
Evolution Mining Ltd.	75,322	115,235
Fairfax Media Ltd.	153,337	98,484
FlexiGroup Ltd.	8,527	13,907

Flight Centre Travel Group Ltd.	3,640	$82,219
Fortescue Metals Group Ltd.	99,315	422,140
G8 Education Ltd. (x)	27,893	72,263
Genworth Mortgage Insurance Australia Ltd.	15,262	36,015
Goodman Group (REIT)	92,754	477,253
GPT Group (The) (REIT)	98,546	357,712
GrainCorp Ltd., Class A	7,979	55,047
Greencross Ltd.	7,100	35,149
GUD Holdings Ltd.	4,390	33,169
GWA Group Ltd.	18,054	38,565
Harvey Norman Holdings Ltd.	29,571	109,687
Healthscope Ltd.	61,077	100,935
Iluka Resources Ltd.	22,492	118,002
Incitec Pivot Ltd.	90,163	234,238
Independence Group NL	24,767	77,212
Insurance Australia Group Ltd.	140,195	606,019
Investa Office Fund (REIT)	33,254	113,269
InvoCare Ltd.	6,750	67,563
IOOF Holdings Ltd.	16,411	109,074
IRESS Ltd.	6,640	56,878
Japara Healthcare Ltd. (x)	16,654	27,162
JB Hi-Fi Ltd.	5,712	115,583
LendLease Group	33,990	358,612
Macquarie Atlas Roads Group	34,650	126,276
Macquarie Group Ltd.	18,640	1,171,900
Magellan Financial Group Ltd.	9,442	161,965
Mayne Pharma Group Ltd.*	66,947	64,980
McMillan Shakespeare Ltd.	2,381	18,677
Medibank Pvt Ltd.	154,725	314,874
Metcash Ltd.*	53,616	88,218
Mineral Resources Ltd.	9,297	81,315
Mirvac Group (REIT)	198,373	304,922
Monadelphous Group Ltd.	8,615	69,817
Myer Holdings Ltd.	40,779	40,611
National Australia Bank Ltd.	143,798	3,182,682
Navitas Ltd.	20,680	74,320
Newcrest Mining Ltd.	43,292	632,644
Nine Entertainment Co. Holdings Ltd.	43,128	33,146
Northern Star Resources Ltd.	38,712	101,130
Nufarm Ltd.	11,910	78,729
Oil Search Ltd.	61,664	319,064
Orica Ltd.	20,575	262,512
Origin Energy Ltd.	103,127	490,438
Orora Ltd.	83,338	179,821
OZ Minerals Ltd. (x)	18,845	107,300
Pact Group Holdings Ltd.	11,437	55,711
Perpetual Ltd.	2,833	99,687
Platinum Asset Management Ltd.	15,920	60,660
Premier Investments Ltd.	5,965	62,159
Primary Health Care Ltd. (x)	27,634	81,364
Qantas Airways Ltd.	119,737	287,739
QBE Insurance Group Ltd.	79,820	715,418
Qube Holdings Ltd.	31,841	56,066
Ramsay Health Care Ltd.	8,303	409,244
REA Group Ltd.	4,583	182,663
Regis Healthcare Ltd. (x)	8,255	27,284
Regis Resources Ltd.	24,410	52,318
Retail Food Group Ltd.	7,021	35,568
Sandfire Resources NL	5,890	23,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Santos Ltd.	89,919	$260,858
Scentre Group (REIT)	282,990	947,580
SEEK Ltd.	22,102	237,335
Seven Group Holdings Ltd.	6,490	36,719
Seven West Media Ltd.	103,318	60,020
Shopping Centres Australasia Property Group (REIT)	15,034	23,977
Sigma Pharmaceuticals Ltd.	76,540	71,253
Sirtex Medical Ltd.	3,230	33,029
Sonic Healthcare Ltd.	24,785	382,762
South32 Ltd.	290,929	577,360
Southern Cross Media Group Ltd.	37,539	41,854
Spark Infrastructure Group (x)	92,555	158,966
Spotless Group Holdings Ltd.	43,610	31,156
Star Entertainment Grp Ltd. (The)	52,781	196,922
Steadfast Group Ltd.	38,427	61,285
Stockland (REIT)	124,591	411,793
Suncorp Group Ltd.	64,735	631,601
Super Retail Group Ltd.	5,904	44,097
Sydney Airport	127,761	552,270
Syrah Resources Ltd.*	12,091	26,613
Tabcorp Holdings Ltd.	50,814	176,382
Tatts Group Ltd.	85,659	276,935
Technology One Ltd.	11,605	47,317
Telstra Corp. Ltd.	637,762	2,347,229
TPG Telecom Ltd. (x)	22,358	110,038
Transurban Group	119,530	890,191
Treasury Wine Estates Ltd.	50,744	391,095
Vicinity Centres (REIT)	188,468	406,664
Virgin Australia International Holdings Pty Ltd.*†	96,120	—
Virtus Health Ltd.	4,442	20,003
Vocus Communications Ltd.	29,370	82,024
Wesfarmers Ltd.	58,035	1,764,864
Western Areas Ltd.*	22,353	49,522
Westfield Corp. (REIT)	98,454	666,443
Westpac Banking Corp.	182,049	4,282,846
Whitehaven Coal Ltd.*	29,544	55,646
Woodside Petroleum Ltd.	36,592	822,830
Woolworths Ltd.	65,771	1,143,874
WorleyParsons Ltd. (x)*	12,984	91,075

		57,960,329

Austria (0.3%)
Erste Group Bank AG*	101,606	2,976,038

Belgium (1.6%)
Anheuser-Busch InBev SA/NV	137,713	14,576,089

Brazil (0.1%)
Ambev SA (Preference) (q)	66,100	333,069
Ambev SA (ADR)	66,109	324,595

		657,664

Canada (0.2%)
Barrick Gold Corp.	87,914	1,404,866

Chile (0.0%)
Antofagasta plc	28,783	239,437

China (0.6%)
Alibaba Group Holding Ltd. (ADR)*	63,187	5,548,451

Colombia (0.7%)
Bancolombia SA (ADR)	91,166	$3,343,969
Cementos Argos SA	614,515	2,427,764
Grupo Argos SA (Preference) (q)	92,635	559,760
Grupo Aval Acciones y Valores SA (ADR)	68,676	545,287

		6,876,780

Denmark (0.7%)
Novo Nordisk A/S, Class B	183,322	6,611,273

Finland (0.3%)
Nokia OYJ	619,270	2,990,800

France (14.2%)
Air Liquide SA	41,162	4,577,728
Airbus Group SE	62,009	4,101,804
AXA SA‡	214,594	5,418,028
BNP Paribas SA	120,452	7,677,364
Cie de Saint-Gobain	53,561	2,495,141
Cie Generale des Etablissements Michelin	54,054	6,014,324
Danone SA	65,704	4,163,632
Engie SA	167,411	2,135,849
Essilor International SA	84,610	9,561,097
Hermes International	1,148	471,292
JCDecaux SA (x)	59,315	1,743,891
L’Oreal SA	57,355	10,468,980
LVMH Moet Hennessy Louis Vuitton SE	29,121	5,560,676
Orange SA	212,792	3,233,375
Pernod Ricard SA	56,062	6,075,457
Safran SA	37,975	2,735,047
Sanofi	121,588	9,842,401
Schneider Electric SE	135,222	9,410,192
Societe Generale SA	87,917	4,326,055
TOTAL SA	261,256	13,398,542
Unibail-Rodamco SE (REIT)	35,947	8,580,131
Vinci SA	56,973	3,880,229
Vivendi SA	363,140	6,901,692

		132,772,927

Germany (11.6%)
adidas AG	15,000	2,370,831
Allianz SE (Registered)	77,448	12,799,525
BASF SE	98,128	9,121,932
Bayer AG (Registered)	145,344	15,166,529
Bayerische Motoren Werke AG	34,963	3,266,337
Daimler AG (Registered)	103,939	7,737,573
Deutsche Bank AG (Registered)*	143,508	2,605,849
Deutsche Post AG (Registered)	102,489	3,369,789
Deutsche Telekom AG (Registered)	341,252	5,875,025
E.ON SE	206,252	1,454,645
Fresenius SE & Co. KGaA	107,974	8,440,304
Linde AG	36,035	5,921,223
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,620	2,953,876
SAP SE	158,074	13,779,302
Siemens AG (Registered)	84,491	10,388,128
TUI AG	28,009	401,448
Volkswagen AG (Preference) (q)	17,769	2,494,250

		108,146,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ireland (0.7%)
CRH plc	53,343	$1,860,440
CRH plc (BATS Europe Exchange)	75,000	2,601,756
Experian plc	65,771	1,275,824
James Hardie Industries plc (CDI)	27,487	435,797

		6,173,817

Italy (1.2%)
Enel SpA	675,971	2,980,017
Eni SpA	277,410	4,517,482
Intesa Sanpaolo SpA	1,535,189	3,920,456

		11,417,955

Japan (17.8%)
77 Bank Ltd. (The)	1,000	4,826
A&A Material Corp.	2,000	2,190
A&D Co. Ltd.	1,200	4,805
ABC-Mart, Inc.	500	28,321
Accordia Golf Co. Ltd.	4,000	41,138
Accretive Co. Ltd.	1,000	4,098
Achilles Corp.	1,000	13,416
Acom Co. Ltd.*	24,100	105,370
Adastria Co. Ltd.	2,060	53,406
ADEKA Corp.	5,100	69,382
Advan Co. Ltd.	1,400	14,422
Advanex, Inc.	200	2,794
Advantest Corp.	5,600	94,296
Aeon Co. Ltd.	31,999	453,393
Aeon Delight Co. Ltd.	1,400	39,110
Aeon Fantasy Co. Ltd.	400	10,935
AEON Financial Service Co. Ltd. (x)	4,900	87,078
Aeon Hokkaido Corp.	900	4,543
Aeon Mall Co. Ltd.	5,960	83,835
AGORA Hospitality Group Co. Ltd.*	5,000	1,668
Ai Holdings Corp.	2,100	41,757
Aica Kogyo Co. Ltd.	3,700	97,664
Aichi Bank Ltd. (The)	400	22,588
Aichi Corp.	2,100	14,716
Aichi Steel Corp.	600	25,206
Aichi Tokei Denki Co. Ltd.	100	3,170
Aida Engineering Ltd.	3,300	31,313
Aiful Corp. (x)*	20,300	60,097
Aigan Co. Ltd.	900	1,502
Ain Holdings, Inc.	1,000	66,225
Aiphone Co. Ltd.	800	13,471
Air Water, Inc.	6,000	108,321
Airport Facilities Co. Ltd.	1,200	5,904
Airtech Japan Ltd.	300	1,663
Aisan Industry Co. Ltd.	1,500	12,847
Aisin Seiki Co. Ltd.	7,748	336,106
Ajinomoto Co., Inc.	14,000	281,976
Akebono Brake Industry Co. Ltd.*	5,700	14,777
Akita Bank Ltd. (The)	8,000	25,874
Alconix Corp.	400	5,709
Alfresa Holdings Corp.	8,000	132,381
Alpen Co. Ltd.	700	12,560
Alpha Corp.	300	2,901

Alpha Systems, Inc.	360	$5,735
Alpine Electronics, Inc.	2,400	31,274
Alps Electric Co. Ltd.	7,200	174,094
Altech Co. Ltd.	500	894
Altech Corp.	500	10,605
Amada Holdings Co. Ltd.	13,000	145,155
Amano Corp.	3,400	59,724
Amuse, Inc.	600	9,241
ANA Holdings, Inc.	99,000	266,654
Anest Iwata Corp.	2,000	19,628
Anritsu Corp.	5,000	26,952
AOI Pro, Inc.†	500	3,675
AOKI Holdings, Inc.	2,200	27,068
Aomori Bank Ltd. (The)	9,000	30,186
Aoyama Trading Co. Ltd.	1,600	55,718
Aozora Bank Ltd.	39,000	137,814
Arakawa Chemical Industries Ltd.	1,000	15,983
Araya Industrial Co. Ltd.	2,000	2,721
Arcland Sakamoto Co. Ltd.	1,400	16,279
Arcs Co. Ltd.	1,500	33,793
Argo Graphics, Inc.	400	8,050
Ariake Japan Co. Ltd.	1,100	58,918
Arisawa Manufacturing Co. Ltd.	2,000	11,020
Arrk Corp.*	4,200	4,240
As One Corp.	800	33,301
Asahi Co. Ltd.	500	5,502
Asahi Diamond Industrial Co. Ltd.	4,000	29,194
Asahi Glass Co. Ltd. (x)	24,000	163,457
Asahi Group Holdings Ltd.	13,300	419,910
Asahi Kasei Corp.	51,000	444,873
Asahi Kogyosha Co. Ltd.	200	5,004
Asahi Net, Inc.	1,000	4,193
ASAHI YUKIZAI Corp.	4,000	7,461
Asanuma Corp.	4,000	13,108
Asatsu-DK, Inc.	2,000	48,411
Ashimori Industry Co. Ltd.	3,000	4,107
Asics Corp.	7,500	149,840
ASKA Pharmaceutical Co. Ltd.	1,000	14,597
ASKUL Corp.	900	30,802
Astellas Pharma, Inc.	75,000	1,041,818
Asunaro Aoki Construction Co. Ltd.	500	3,345
Atsugi Co. Ltd.	11,000	11,765
Autobacs Seven Co. Ltd.	100	1,501
Avex Group Holdings, Inc.	2,300	33,100
Awa Bank Ltd. (The)	10,000	61,091
Axell Corp.	400	3,354
Axial Retailing, Inc.	700	24,077
Azbil Corp.	2,300	64,744
Azuma Shipping Co. Ltd.	600	2,351
Bandai Namco Holdings, Inc.	8,600	237,305
Bando Chemical Industries Ltd.	2,000	17,745
Bank of Iwate Ltd. (The)	800	32,240
Bank of Kyoto Ltd. (The)	16,000	118,828
Bank of Nagoya Ltd. (The)	1,099	39,070
Bank of Okinawa Ltd. (The)	1,080	39,319
Bank of Saga Ltd. (The)	7,000	17,908
Bank of the Ryukyus Ltd.	2,500	32,813
Belc Co. Ltd.	600	23,179
Belluna Co. Ltd.	3,000	18,481
Benesse Holdings, Inc.	2,400	66,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Best Denki Co. Ltd.	3,500	$4,582
Bic Camera, Inc.	3,000	27,465
BML, Inc.	1,400	33,372
Bookoff Corp.	700	4,714
BP Castrol KK	500	5,934
Bridgestone Corp.	24,700	890,574
Brother Industries Ltd.	9,700	175,036
Bunka Shutter Co. Ltd.	3,000	23,153
CAC Holdings Corp.	700	5,295
Calbee, Inc.	3,500	109,604
Calsonic Kansei Corp.	6,000	91,842
Can Do Co. Ltd.	1,000	15,084
Canare Electric Co. Ltd.	100	1,800
Canon Electronics, Inc.	1,100	16,584
Canon Marketing Japan, Inc.	2,300	38,689
Canon, Inc.	34,300	967,003
Capcom Co. Ltd. (x)	2,600	61,176
Carlit Holdings Co. Ltd.	1,000	4,749
Casio Computer Co. Ltd.	8,700	123,047
Cawachi Ltd.	800	19,953
Central Glass Co. Ltd.	12,000	55,957
Central Japan Railway Co.	5,900	970,755
Central Security Patrols Co. Ltd.	500	8,975
Central Sports Co. Ltd.	400	9,549
Chiba Bank Ltd. (The)	31,000	190,178
Chiba Kogyo Bank Ltd. (The)	2,300	11,650
Chilled & Frozen Logistics Holdings Co. Ltd.	400	4,586
Chino Corp.	400	3,744
Chiyoda Co. Ltd.	1,600	38,058
Chiyoda Corp.	9,000	62,374
Chiyoda Integre Co. Ltd.	400	8,060
Chofu Seisakusho Co. Ltd.	1,200	26,972
Chori Co. Ltd.	800	12,020
Chubu Electric Power Co., Inc.	25,400	354,894
Chubu Shiryo Co. Ltd.	1,200	10,432
Chudenko Corp.	2,000	44,167
Chuetsu Pulp & Paper Co. Ltd.	4,000	8,145
Chugai Pharmaceutical Co. Ltd.	6,800	195,200
Chugai Ro Co. Ltd.	4,000	7,701
Chugoku Bank Ltd. (The)	8,000	114,858
Chugoku Electric Power Co., Inc. (The)	11,600	136,074
Chugoku Marine Paints Ltd.	3,000	22,101
Chugokukogyo Co. Ltd.	100	587
Chukyo Bank Ltd. (The)	500	10,041
Chuo Spring Co. Ltd.	1,000	2,712
Ci:z Holdings Co. Ltd.	2,000	56,299
Citizen Watch Co. Ltd. (x)	100	598
CKD Corp.	3,400	38,604
Clarion Co. Ltd.	6,000	21,510
Cleanup Corp.	1,200	9,785
CMIC Holdings Co. Ltd.	400	5,185
CMK Corp.*	2,400	14,148
Coca-Cola East Japan Co. Ltd.	2,764	60,920
Coca-Cola West Co. Ltd.	2,300	67,795
cocokara fine, Inc.	1,100	40,424
COLOPL, Inc. (x)	1,700	14,429
Colowide Co. Ltd.	4,000	66,498
Computer Engineering & Consulting Ltd.	800	12,670

Computer Institute of Japan Ltd.	1,200	$5,421
COMSYS Holdings Corp.	3,400	62,284
Concordia Financial Group Ltd.	51,246	246,682
CONEXIO Corp.	1,000	12,774
Core Corp.	400	4,038
Corona Corp.	500	4,915
Cosel Co. Ltd.	1,800	19,267
Cosmo Energy Holdings Co. Ltd.	1,500	21,087
Cosmos Pharmaceutical Corp.	500	92,193
Create Medic Co. Ltd.	300	2,456
Create SD Holdings Co. Ltd.	1,500	32,124
Credit Saison Co. Ltd.	7,300	129,729
Cresco Ltd.	300	6,132
CTI Engineering Co. Ltd.	700	6,241
CyberAgent, Inc.	4,600	113,667
Cybernet Systems Co. Ltd.	1,000	5,510
Cybozu, Inc.	2,000	7,632
Dai Nippon Printing Co. Ltd.	21,000	207,529
Dai Nippon Toryo Co. Ltd.	7,000	14,195
Daibiru Corp.	3,600	30,833
Daicel Corp.	5,200	57,395
Dai-Dan Co. Ltd.	1,000	8,368
Daido Kogyo Co. Ltd.	2,000	4,483
Daido Metal Co. Ltd.	1,000	9,985
Daido Steel Co. Ltd.	12,000	49,694
Daidoh Ltd.	1,600	5,572
Daifuku Co. Ltd.	5,000	106,652
Daihen Corp.	6,000	37,065
Daiho Corp.	4,000	18,926
Daiichi Jitsugyo Co. Ltd.	2,000	11,448
Dai-ichi Life Holdings, Inc.	48,400	805,873
Daiichi Sankyo Co. Ltd.	22,600	462,442
Daiken Corp.	1,000	17,677
Daiken Medical Co. Ltd.	400	2,752
Daiki Aluminium Industry Co. Ltd.	2,000	8,642
Daikin Industries Ltd.	10,800	991,983
Daikoku Denki Co. Ltd.	500	7,666
Daikyo, Inc.	10,000	20,021
Dainichi Co. Ltd.	600	3,650
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	4,000	21,561
Daio Paper Corp.	5,000	52,920
Daiohs Corp.	200	1,792
Daisan Bank Ltd. (The)	700	10,895
Daiseki Co. Ltd.	1,900	38,951
Daishi Bank Ltd. (The)	16,000	71,872
Daisue Construction Co. Ltd.	400	3,275
Daisyo Corp.	600	8,168
Daito Bank Ltd. (The)	7,000	10,002
Daito Co. Ltd.	500	4,004
Daito Trust Construction Co. Ltd.	3,300	496,376
Daitobo Co. Ltd.*	1,000	607
Daiwa House Industry Co. Ltd.	27,500	752,000
Daiwa Industries Ltd.	1,000	7,598
Daiwa Securities Group, Inc.	51,000	314,313
Daiwabo Holdings Co. Ltd.	14,100	34,504
Daiyu Lic Holdings Co. Ltd.	111	693
Danto Holdings Corp.*	1,000	1,651
DCM Holdings Co. Ltd.	5,800	51,511
DeNA Co. Ltd.	4,000	87,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Denka Co. Ltd.	13,000	$57,395
Denki Kogyo Co. Ltd.	3,000	14,734
Denso Corp.	17,200	745,100
Dentsu, Inc.	86,000	4,047,059
Denyo Co. Ltd.	1,100	14,908
Descente Ltd.	3,000	34,550
DIC Corp.	2,699	81,980
Dijet Industrial Co. Ltd.	1,000	1,489
Disco Corp.	500	60,578
DKS Co. Ltd.	2,000	6,366
DMG Mori Co. Ltd.	6,800	82,502
Don Quijote Holdings Co. Ltd.	5,500	203,529
Doshisha Co. Ltd.	1,000	17,968
Doutor Nichires Holdings Co. Ltd.	2,100	38,649
Dowa Holdings Co. Ltd.	9,000	68,843
DTS Corp.	1,100	23,435
Dunlop Sports Co. Ltd.	1,000	8,864
Duskin Co. Ltd.	100	2,056
Dydo Drinco, Inc.	500	26,011
Dynic Corp.	2,000	3,012
Eagle Industry Co. Ltd.	1,000	13,288
Earth Chemical Co. Ltd.	100	4,064
East Japan Railway Co.	13,600	1,175,273
Ebara Corp.	3,400	96,873
Ebara Jitsugyo Co. Ltd.	300	3,450
Echo Trading Co. Ltd.	300	1,717
Econach Holdings Co. Ltd.*	3,000	1,437
Eco’s Co. Ltd.	400	4,466
EDION Corp.	4,400	41,261
Ehime Bank Ltd. (The)	1,400	16,507
Eighteenth Bank Ltd. (The)	7,000	20,903
Eiken Chemical Co. Ltd.	1,000	26,310
Eisai Co. Ltd.	9,100	522,291
Eizo Corp.	1,000	29,775
Electric Power Development Co. Ltd.	7,000	161,112
Elematec Corp.	900	14,100
Enplas Corp.	600	17,711
Enshu Ltd.*	2,000	1,694
EPS Holdings, Inc.	2,000	23,307
ESPEC Corp.	1,200	13,738
euglena Co. Ltd.*	3,600	39,673
Excel Co. Ltd.	600	7,875
Exedy Corp.	1,500	42,225
Ezaki Glico Co. Ltd.	2,000	93,775
Faith, Inc.	400	4,196
Falco Holdings Co., Ltd.	600	7,552
FamilyMart UNY Holdings Co. Ltd.	3,590	238,975
Fancl Corp.	2,500	34,952
FANUC Corp.	37,500	6,357,754
Fast Retailing Co. Ltd.	1,200	429,484
FCC Co. Ltd.	1,800	32,388
Feed One Holdings Co. Ltd.	7,520	9,973
Felissimo Corp.	300	2,628
FIDEA Holdings Co. Ltd.	7,000	12,518
Financial Products Group Co. Ltd.	4,600	39,713
First Baking Co. Ltd.*	1,000	1,172
Foster Electric Co. Ltd.	1,100	20,828
FP Corp.	400	18,344

France Bed Holdings Co. Ltd.	1,600	$12,718
F-Tech, Inc.	400	4,497
Fudo Tetra Corp.	9,800	17,189
Fuji Co. Ltd.	1,300	27,140
Fuji Corp. Ltd.	1,200	7,731
Fuji Electric Co. Ltd.	21,000	108,886
Fuji Heavy Industries Ltd.	23,700	967,670
Fuji Kiko Co. Ltd.	1,000	4,244
Fuji Kosan Co. Ltd.	400	1,554
Fuji Kyuko Co. Ltd.	3,000	27,773
Fuji Media Holdings, Inc.	7,700	107,784
Fuji Oil Co. Ltd.	3,300	10,758
Fuji Oil Holdings, Inc.	3,300	64,828
Fuji Seal International, Inc.	2,400	51,255
Fuji Soft, Inc.	1,600	37,948
Fujibo Holdings, Inc.	500	14,203
Fujicco Co. Ltd.	1,000	20,663
FUJIFILM Holdings Corp.	14,770	560,470
Fujikura Kasei Co. Ltd.	1,600	8,994
Fujikura Ltd.	18,000	97,797
Fujikura Rubber Ltd.	800	4,538
Fujimi, Inc.	1,100	20,584
Fujimori Kogyo Co. Ltd.	900	22,416
Fujita Kanko, Inc.	3,000	9,035
Fujitec Co. Ltd.	3,000	35,140
Fujitsu General Ltd.	2,000	42,336
Fujitsu Ltd.	83,000	461,249
Fujiya Co. Ltd.	7,000	12,817
FuKoKu Co. Ltd.	500	3,979
Fukuda Corp.	1,000	9,609
Fukui Bank Ltd. (The)	10,000	25,241
Fukui Computer Holdings, Inc.	400	9,994
Fukuoka Financial Group, Inc.	37,000	164,304
Fukushima Bank Ltd. (The)	15,000	12,449
Fukushima Industries Corp.	600	17,301
Fukuyama Transporting Co. Ltd.	8,000	45,382
FULLCASTHoldings Co. Ltd.	1,000	8,248
Funai Electric Co. Ltd.	1,100	8,659
Funai Soken Holdings, Inc.	1,560	24,520
Furukawa Co. Ltd.	21,000	38,272
Furukawa Electric Co. Ltd.	3,100	90,712
Furusato Industries Ltd.	700	10,164
Fuso Pharmaceutical Industries Ltd.	400	9,525
Futaba Corp.	2,100	35,253
Futaba Industrial Co. Ltd.	3,500	20,453
Future Corp.	1,000	6,203
Fuyo General Lease Co. Ltd.	1,100	52,612
G-7 Holdings, Inc.	300	4,115
Gakken Holdings Co. Ltd.	5,000	13,647
Gakujo Co. Ltd.	400	4,049
Gecoss Corp.	800	7,598
Genki Sushi Co. Ltd.	300	5,413
Geo Holdings Corp.	2,000	23,307
GLOBERIDE, Inc.	500	8,270
Glory Ltd.	3,400	107,345
GMO Internet, Inc.	3,400	43,462
Godo Steel Ltd.	700	12,655
Goldcrest Co. Ltd.	1,100	19,793
Goldwin, Inc.	400	17,865
Gree, Inc.	5,100	26,924
GS Yuasa Corp.	14,000	58,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

GSI Creos Corp.	3,000	$3,183
Gun-Ei Chemical Industry Co. Ltd.	300	8,548
Gunma Bank Ltd. (The)	22,000	120,471
Gunze Ltd.	8,000	26,627
Gurunavi, Inc.	2,000	39,786
H2O Retailing Corp.	4,760	72,657
Hachijuni Bank Ltd. (The)	10,000	58,011
Hakudo Co. Ltd.	400	4,836
Hakuhodo DY Holdings, Inc.	10,600	130,601
Hakuto Co. Ltd.	700	6,229
Hakuyosha Co. Ltd.	100	2,294
Hamakyorex Co. Ltd.	600	11,150
Hamamatsu Photonics KK	6,000	157,861
Hankyu Hanshin Holdings, Inc.	9,800	314,438
Hanwa Co. Ltd.	11,000	72,000
Happinet Corp.	600	6,561
Hard Off Corp. Co. Ltd.	500	5,245
Harima Chemicals Group, Inc.	1,100	7,078
Haruyama Trading Co. Ltd.	500	3,671
Haseko Corp. (x)	10,500	106,819
Hayashikane Sangyo Co. Ltd.*	400	2,954
Hazama Ando Corp.	7,520	49,608
Heiwa Corp.	4,220	96,478
Heiwa Real Estate Co. Ltd.	1,800	24,488
Heiwado Co. Ltd.	2,400	56,717
Helios Techno Holding Co. Ltd.	1,100	4,800
Hibiya Engineering Ltd.	1,800	25,612
Hiday Hidaka Corp.	1,036	24,722
Hikari Tsushin, Inc.	900	83,859
Hino Motors Ltd.	12,000	122,182
Hioki EE Corp.	500	9,018
Hirakawa Hewtech Corp.	400	4,412
Hirose Electric Co. Ltd.	975	120,879
Hiroshima Bank Ltd. (The)	20,000	93,433
HIS Co. Ltd. (x)	2,600	68,406
Hisaka Works Ltd.	1,000	7,547
Hisamitsu Pharmaceutical Co., Inc.	2,600	130,139
Hitachi Capital Corp.	1,200	29,539
Hitachi Chemical Co. Ltd.	4,600	115,044
Hitachi Construction Machinery Co. Ltd.	4,200	90,954
Hitachi High-Technologies Corp.	1,800	72,616
Hitachi Koki Co. Ltd.	3,300	41,562
Hitachi Kokusai Electric, Inc.	2,000	41,805
Hitachi Ltd.	145,640	787,546
Hitachi Metals Ltd.	9,400	127,398
Hitachi Transport System Ltd.	2,100	42,638
Hitachi Zosen Corp.	5,100	26,662
Hochiki Corp.	1,000	12,201
Hodogaya Chemical Co. Ltd.	200	4,617
Hogy Medical Co. Ltd.	600	37,014
Hokkaido Electric Power Co., Inc.	7,100	55,464
Hokkaido Gas Co. Ltd.	2,000	4,723
Hokkan Holdings Ltd.	3,000	12,090
Hokko Chemical Industry Co. Ltd.	1,000	3,799
Hokkoku Bank Ltd. (The)	14,000	49,831
Hokuetsu Bank Ltd. (The)	1,300	29,431
Hokuetsu Kishu Paper Co. Ltd.	8,000	45,450

Hokuhoku Financial Group, Inc.	2,900	$50,047
Hokuriku Electric Industry Co. Ltd.	4,000	4,586
Hokuriku Electric Power Co.	7,800	87,427
Hokushin Co. Ltd.	800	1,410
Hokuto Corp.	1,400	25,263
Honda Motor Co. Ltd.	65,500	1,913,861
Honeys Co. Ltd.	1,080	11,246
Hoosiers Holdings	2,000	10,387
Horiba Ltd.	2,100	97,206
Hoshizaki Corp.	1,500	118,717
Hosiden Corp.	3,000	24,282
Hosokawa Micron Corp.	2,000	12,903
House Foods Group, Inc.	3,600	74,603
House of Rose Co. Ltd.	100	1,305
Howa Machinery Ltd.	600	3,147
Hoya Corp.	83,600	3,512,809
Hulic Co. Ltd. (x)	14,800	131,570
Hurxley Corp.	300	2,911
Hyakugo Bank Ltd. (The)	11,000	44,706
Hyakujushi Bank Ltd. (The)	14,000	47,555
Ibiden Co. Ltd. (x)	4,300	57,873
IBJ Leasing Co. Ltd.	1,700	37,993
Ichibanya Co. Ltd.	800	25,532
Ichiken Co. Ltd.	1,000	3,671
Ichikoh Industries Ltd.	2,000	6,451
Ichinen Holdings Co. Ltd.	1,300	12,714
Ichiyoshi Securities Co. Ltd.	2,700	20,722
Icom, Inc.	600	11,618
Idec Corp.	1,400	13,081
Idemitsu Kosan Co. Ltd.	3,200	85,014
IDOM, Inc.	3,300	18,184
Ihara Chemical Industry Co. Ltd. (x)	2,000	19,337
IHI Corp.*	66,000	171,671
Iida Group Holdings Co. Ltd.	5,976	113,359
Iino Kaiun Kaisha Ltd.	5,900	23,272
Ikegami Tsushinki Co. Ltd.	3,000	4,261
Imasen Electric Industrial	800	6,859
Impress Holdings, Inc.	1,000	1,215
Inaba Denki Sangyo Co. Ltd.	100	3,444
Inaba Seisakusho Co. Ltd.	600	6,920
Inabata & Co. Ltd.	3,200	35,292
Inageya Co. Ltd.	1,000	12,663
INES Corp.	1,600	16,674
I-Net Corp.	550	5,120
Information Services International-Dentsu Ltd.	700	10,733
Inpex Corp.	44,600	446,859
Intage Holdings, Inc.	600	10,160
Internet Initiative Japan, Inc.	700	10,565
Inui Global Logistics Co. Ltd.	490	4,142
I’rom Group Co. Ltd.*	300	3,578
Iseki & Co. Ltd.	13,000	25,027
Isetan Mitsukoshi Holdings Ltd.	4,500	48,513
Ishihara Sangyo Kaisha Ltd.*	2,100	16,495
Ishii Iron Works Co. Ltd.	100	1,583
Ishikawa Seisakusho Ltd.*	200	1,129
Ishizuka Glass Co. Ltd.	1,000	1,677
Isuzu Motors Ltd.	24,400	309,188
Itfor, Inc.	1,300	7,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ito En Ltd.	3,000	$99,722
ITOCHU Corp.	56,900	755,583
Itochu Enex, Co. Ltd.	2,700	21,230
Itochu Techno-Solutions Corp.	2,400	62,426
Itochu-Shokuhin Co. Ltd.	300	11,217
Itoham Yonekyu Holdings, Inc.*	7,370	68,230
Itoki Corp.	2,600	16,440
IwaiCosmo Holdings, Inc.	1,100	10,315
Iwaki & Co. Ltd.	1,000	1,917
Iwasaki Electric Co. Ltd.	4,000	6,400
Iwatani Corp.	3,000	15,966
Iwatsu Electric Co. Ltd.*	5,000	3,594
Iyo Bank Ltd. (The)	4,100	28,275
Izumi Co. Ltd.	1,700	73,309
Izutsuya Co. Ltd.*	600	2,043
J Front Retailing Co. Ltd.	9,500	128,021
Jaccs Co. Ltd.	8,000	35,457
Jafco Co. Ltd.	1,600	52,501
Jalux, Inc.	300	5,149
Janome Sewing Machine Co. Ltd.*	1,200	8,214
Japan Airlines Co. Ltd.	8,500	248,364
Japan Airport Terminal Co. Ltd.	1,600	57,840
Japan Asia Investment Co. Ltd.*	800	3,744
Japan Aviation Electronics Industry Ltd.	2,000	28,167
Japan Cash Machine Co. Ltd.	1,100	14,108
Japan Display, Inc.*	17,300	49,291
Japan Drilling Co. Ltd.	300	6,263
Japan Electronic Materials Corp.	500	2,592
Japan Exchange Group, Inc.	25,400	362,935
Japan Foods Co. Ltd.	100	1,055
Japan Foundation Engineering Co. Ltd.	1,700	5,164
Japan Medical Dynamic Marketing, Inc.	1,000	7,076
Japan Oil Transportation Co. Ltd.	100	2,073
Japan Petroleum Exploration Co. Ltd.	100	2,224
Japan Pulp & Paper Co. Ltd.	6,000	18,892
Japan Radio Co. Ltd.	600	7,187
Japan Securities Finance Co. Ltd.	5,546	30,227
Japan Steel Works Ltd. (The)	3,200	56,731
Japan Tobacco, Inc.	154,764	5,090,163
Japan Transcity Corp.	2,000	7,307
Japan Wool Textile Co. Ltd. (The)	4,000	29,775
Jastec Co. Ltd.	700	6,331
JBCC Holdings, Inc.	1,000	6,494
JCU Corp.	200	9,686
Jeans Mate Corp.*	300	485
Jeol Ltd.	4,000	17,455
JFE Holdings, Inc.	22,444	341,821
JGC Corp.	9,000	163,559
JK Holdings Co. Ltd.	1,100	5,515
JMS Co. Ltd.	1,000	2,592
Joban Kosan Co. Ltd.	300	4,099
J-Oil Mills, Inc.	500	17,070
Joshin Denki Co. Ltd.	2,000	16,941
JSP Corp.	800	18,611
JSR Corp.	8,100	127,729
JTEKT Corp.	10,500	168,000

Juki Corp.	1,400	$12,661
Juroku Bank Ltd. (The)	15,000	52,620
JVC Kenwood Corp.	5,800	15,831
JX Holdings, Inc.	85,700	362,745
K&O Energy Group, Inc.	500	7,889
K.R.S. Corp.	300	6,268
kabu.com Securities Co. Ltd.	9,800	33,708
Kadokawa Dwango Corp.	1,484	21,446
Kaga Electronics Co. Ltd.	1,200	19,467
Kagome Co. Ltd.	2,200	55,021
Kajima Corp.	45,000	311,487
Kakaku.com, Inc. (x)	8,000	132,381
Kaken Pharmaceutical Co. Ltd.	1,800	95,487
Kamei Corp.	1,000	10,216
Kamigumi Co. Ltd.	2,000	19,063
Kanaden Corp.	1,000	9,095
Kanagawa Chuo Kotsu Co. Ltd.	1,000	6,237
Kanamoto Co. Ltd.	1,000	26,481
Kandenko Co. Ltd.	6,000	54,160
Kaneka Corp.	13,000	105,891
Kanematsu Corp.	27,000	45,510
Kanematsu Electronics Ltd.	700	15,015
Kanematsu Sustech Corp.	1,000	1,583
Kansai Electric Power Co., Inc. (The)*	24,700	270,089
Kansai Paint Co. Ltd. (x)	10,200	187,898
Kansai Urban Banking Corp.	1,700	21,222
Kanto Denka Kogyo Co. Ltd.	2,000	18,036
Kao Corp.	19,600	929,229
Kappa Create Co. Ltd.	1,800	20,129
Kasai Kogyo Co. Ltd.	1,000	11,867
Katakura & Co-op Agri Corp.	275	539
Katakura Industries Co. Ltd.	1,400	16,375
Kato Sangyo Co. Ltd.	1,700	39,811
Kato Works Co. Ltd.	400	10,387
KAWADA TECHNOLOGIES, Inc.	200	13,553
Kawai Musical Instruments Manufacturing Co. Ltd.	400	7,913
Kawasaki Heavy Industries Ltd.	67,000	210,387
Kawasaki Kisen Kaisha Ltd.	39,000	88,428
KDDI Corp.	72,100	1,825,711
Keihan Holdings Co. Ltd.	16,000	105,138
Keihanshin Building Co. Ltd.	1,400	7,319
Keihin Co. Ltd.	2,000	2,618
Keihin Corp.	2,500	43,807
Keikyu Corp.	16,000	185,497
Keio Corp.	23,000	189,117
Keisei Electric Railway Co. Ltd.	6,000	145,643
Keiyo Bank Ltd. (The)	5,000	22,674
Keiyo Co. Ltd.	2,200	10,541
Kenedix, Inc.	16,500	58,729
Kewpie Corp.	5,100	123,971
Key Coffee, Inc.	1,200	22,352
Keyence Corp.	1,690	1,159,683
Kikkoman Corp. (x)	4,000	128,000
Kimoto Co. Ltd.	2,200	4,706
Kimura Chemical Plants Co. Ltd.	1,100	3,153
Kimura Unity Co. Ltd.	200	2,048
Kinden Corp.	5,000	62,374
King Jim Co. Ltd.	1,000	7,230
Kinki Sharyo Co. Ltd. (The)	100	2,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kintetsu Department Store Co. Ltd.*	1,000	$2,978
Kintetsu Group Holdings Co. Ltd.	78,000	297,651
Kintetsu World Express, Inc.	2,200	30,513
Kirin Holdings Co. Ltd.	27,700	450,666
Kirindo Holdings Co. Ltd.	500	3,564
Kisoji Co. Ltd.	1,400	28,258
Kissei Pharmaceutical Co. Ltd.	2,600	64,803
Kitagawa Iron Works Co. Ltd.	500	9,754
Kita-Nippon Bank Ltd. (The)	300	8,009
Kitano Construction Corp.	3,000	8,265
Kitazawa Sangyo Co. Ltd.	1,000	1,626
Kitz Corp.	5,100	27,884
KNT-CT Holdings Co. Ltd.*	4,000	4,963
Koa Corp.	1,500	14,310
Koatsu Gas Kogyo Co. Ltd.	1,000	6,443
Kobayashi Pharmaceutical Co. Ltd.	2,600	111,230
Kobayashi Yoko Co. Ltd.	300	708
Kobe Steel Ltd.*	12,900	123,288
Koei Tecmo Holdings Co. Ltd.	2,880	50,688
Kohnan Shoji Co. Ltd.	1,100	20,725
Kohsoku Corp.	700	6,642
Koito Manufacturing Co. Ltd.	5,300	280,702
Kojima Co. Ltd.*	1,500	3,709
Kokuyo Co. Ltd.	6,400	73,651
KOMAIHALTEC, Inc.	200	3,659
Komatsu Ltd.	33,690	763,160
Komatsu Seiren Co. Ltd.	2,000	12,937
Komatsu Wall Industry Co. Ltd.	400	6,503
Komeri Co. Ltd.	1,600	36,141
Komori Corp.	3,400	44,538
Konaka Co. Ltd.	1,400	6,995
Konami Holdings Corp. (x)	4,600	185,771
Konica Minolta, Inc.	21,000	208,607
Konishi Co. Ltd.	2,000	21,544
Kosaido Co. Ltd.*	900	2,772
Kose Corp.	1,200	99,696
Kosei Securities Co. Ltd. (The)	2,000	3,388
Kourakuen Holdings Corp.	700	9,804
Krosaki Harima Corp.	2,000	5,253
K’s Holdings Corp.	3,400	59,549
Kubota Corp.	35,000	499,658
Kumagai Gumi Co. Ltd.	10,000	25,668
Kumiai Chemical Industry Co. Ltd. (x)	2,000	12,184
Kura Corp.	600	25,232
Kurabo Industries Ltd.	12,000	23,512
Kuraray Co. Ltd. (x)	11,900	178,793
Kuraudia Co. Ltd.	200	927
Kureha Corp.	800	30,083
Kurimoto Ltd.	600	11,648
Kurita Water Industries Ltd.	3,500	77,082
Kuroda Electric Co. Ltd.	1,600	31,637
KYB Corp.	7,000	33,959
Kyocera Corp.	10,000	497,283
Kyodo Printing Co. Ltd.	3,000	10,267
Kyoei Sangyo Co. Ltd.	1,000	1,326
Kyoei Steel Ltd.	1,300	24,771
Kyoei Tanker Co. Ltd.	1,000	1,874
Kyokuto Boeki Kaisha Ltd.	1,000	2,079
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	30,916

Kyokuto Securities Co. Ltd.	1,600	$23,670
Kyokuyo Co. Ltd.	500	11,679
KYORIN Holdings, Inc.	3,000	64,351
Kyoritsu Maintenance Co. Ltd.	600	34,960
Kyoritsu Printing Co. Ltd.	1,000	2,721
Kyosan Electric Manufacturing Co. Ltd.	2,000	6,742
Kyoto Kimono Yuzen Co. Ltd.	700	5,672
Kyowa Electronic Instruments Co. Ltd.	1,000	3,345
Kyowa Exeo Corp.	4,900	70,518
Kyowa Hakko Kirin Co. Ltd.	10,000	138,267
Kyowa Leather Cloth Co. Ltd.	700	5,085
Kyudenko Corp.	2,000	53,733
Kyushu Electric Power Co., Inc.	19,200	208,305
Kyushu Financial Group, Inc.	16,770	113,785
Land Business Co. Ltd.	1,000	2,327
LAND Co. Ltd.*	1,300	167
Lawson, Inc.	2,300	161,566
LEC, Inc.	300	8,291
Leopalace21 Corp.	7,300	40,349
Life Corp.	700	19,735
Lintec Corp.	900	19,659
Lion Corp.	10,000	164,278
LIXIL Group Corp.	8,440	191,656
Look, Inc.	2,000	2,875
M3, Inc.	8,300	209,142
Mabuchi Motor Co. Ltd.	2,400	125,262
Macnica Fuji Electronics Holdings, Inc.	1,850	24,361
Maeda Corp.	8,000	69,818
Maeda Road Construction Co. Ltd.	4,000	66,909
Maezawa Industries, Inc.	900	2,788
Maezawa Kasei Industries Co. Ltd.	900	9,202
Maezawa Kyuso Industries Co. Ltd.	400	5,209
Makino Milling Machine Co. Ltd.	6,000	46,973
Makita Corp.	4,800	321,574
Mandom Corp.	1,300	56,060
Marche Corp.	300	2,118
Mars Engineering Corp.	600	11,546
Marubeni Construction Material Lease Co. Ltd.	1,000	1,899
Marubeni Corp.	71,800	407,179
Marubun Corp.	900	5,283
Marudai Food Co. Ltd.	6,000	25,309
Maruei Department Store Co. Ltd.*	2,000	1,523
Maruha Nichiro Corp.	2,700	72,886
Marui Group Co. Ltd.	10,400	151,896
Maruichi Steel Tube Ltd.	1,600	52,090
Maruka Machinery Co. Ltd.	400	5,449
Marusan Securities Co. Ltd.	3,900	32,868
Maruwa Co. Ltd.	300	9,934
Maruwn Corp.	600	1,294
Maruyama Manufacturing Co., Inc.	2,000	3,251
Maruzen CHI Holdings Co. Ltd.*	600	1,915
Maruzen Showa Unyu Co. Ltd.	4,000	15,606
Matsuda Sangyo Co. Ltd.	800	10,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Matsui Construction Co. Ltd.	1,000	$9,087
Matsui Securities Co. Ltd.	100	862
Matsumotokiyoshi Holdings Co. Ltd.	1,900	93,638
Matsuya Co. Ltd.	2,200	19,275
Matsuya Foods Co. Ltd.	500	16,150
Max Co. Ltd.	2,000	24,436
Mazda Motor Corp.	21,400	350,090
Mebuki Financial Group, Inc.	32,760	121,370
MEC Co. Ltd.	800	6,626
Medical System Network Co. Ltd.	400	1,478
Medipal Holdings Corp.	7,600	119,844
Megachips Corp.	1,100	24,348
Megmilk Snow Brand Co. Ltd.	2,700	74,387
Meidensha Corp.	12,000	41,275
MEIJI Holdings Co. Ltd.	4,800	376,197
Meiji Shipping Co. Ltd.	1,100	4,028
Meiko Network Japan Co. Ltd.	900	8,355
Meitec Corp.	1,000	38,289
Meito Sangyo Co. Ltd.	600	7,105
Meiwa Corp.	900	3,126
Meiwa Estate Co. Ltd.	700	4,258
Melco Holdings, Inc.	600	16,325
Michinoku Bank Ltd. (The)	6,000	11,448
Mie Bank Ltd. (The)	500	9,981
Milbon Co. Ltd.	720	27,260
Mimasu Semiconductor Industry Co. Ltd.	1,000	14,169
Minato Bank Ltd. (The)	1,200	21,459
Minebea Co. Ltd.	15,000	140,663
Ministop Co. Ltd.	900	15,724
Miraca Holdings, Inc.	2,600	116,791
Mirait Holdings Corp.	3,600	32,527
Misawa Homes Co. Ltd.	1,600	14,306
MISUMI Group, Inc.	7,800	128,404
Mitachi Co. Ltd.	200	1,061
Mito Securities Co. Ltd.	3,000	8,368
Mitsuba Corp.	2,000	32,462
Mitsubishi Chemical Holdings Corp.	55,420	359,430
Mitsubishi Corp.	55,310	1,178,369
Mitsubishi Electric Corp.	78,100	1,088,889
Mitsubishi Estate Co. Ltd.	57,000	1,135,123
Mitsubishi Gas Chemical Co., Inc.	6,500	110,952
Mitsubishi Heavy Industries Ltd.	122,000	555,955
Mitsubishi Kakoki Kaisha Ltd.	3,000	5,519
Mitsubishi Logistics Corp. (x)	6,000	84,860
Mitsubishi Materials Corp.	3,700	113,651
Mitsubishi Motors Corp.	34,100	194,315
Mitsubishi Nichiyu Forklift Co. Ltd.	1,000	7,247
Mitsubishi Paper Mills Ltd.*	1,800	11,566
Mitsubishi Pencil Co. Ltd.	1,000	52,620
Mitsubishi Research Institute, Inc.	400	11,260
Mitsubishi Shokuhin Co. Ltd.	1,100	32,706
Mitsubishi Steel Manufacturing Co. Ltd.	7,000	13,656
Mitsubishi Tanabe Pharma Corp.	6,000	117,716
Mitsubishi UFJ Financial Group, Inc.	554,600	3,417,522
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,700	101,808

Mitsuboshi Belting Ltd.	3,000	$25,591
Mitsui & Co. Ltd.	57,700	793,360
Mitsui Chemicals, Inc.	38,090	171,099
Mitsui Engineering & Shipbuilding Co. Ltd. (x)	34,000	52,655
Mitsui Fudosan Co. Ltd.	41,000	948,920
Mitsui High-Tec, Inc.	1,400	9,990
Mitsui Home Co. Ltd.	1,000	4,364
Mitsui Matsushima Co. Ltd.	800	8,830
Mitsui Mining & Smelting Co. Ltd.	12,000	30,391
Mitsui OSK Lines Ltd.	41,000	113,660
Mitsui Sugar Co. Ltd.	1,000	21,450
Mitsui-Soko Holdings Co. Ltd.	5,000	14,717
Mitsumi Electric Co. Ltd.*	4,300	23,620
Mitsumura Printing Co. Ltd.	1,000	1,874
Mitsuuroko Group Holdings Co. Ltd.	1,900	11,298
Miura Co. Ltd.	6,000	91,174
Miyaji Engineering Group, Inc.	4,000	6,571
Miyakoshi Holdings, Inc.*	300	1,317
Miyazaki Bank Ltd. (The)	8,000	24,710
Miyoshi Oil & Fat Co. Ltd.	4,000	4,963
Mizuho Financial Group, Inc.	996,880	1,789,480
Mizuno Corp.	6,000	29,211
Mochida Pharmaceutical Co. Ltd.	1,000	69,390
Modec, Inc.	1,000	15,983
Monex Group, Inc.	7,000	19,465
MonotaRO Co. Ltd. (x)	3,600	73,617
Morinaga & Co. Ltd.	1,800	75,080
Morinaga Milk Industry Co. Ltd.	11,000	79,247
Morita Holdings Corp.	2,000	28,389
Morozoff Ltd.	2,000	8,642
Mory Industries, Inc.	400	6,612
MOS Food Services, Inc.	1,600	48,051
Mr. Max Corp.	1,200	4,302
MS&AD Insurance Group Holdings, Inc.	16,200	502,321
Murata Manufacturing Co. Ltd.	8,065	1,079,934
Musashi Seimitsu Industry Co. Ltd.	1,200	31,213
Musashino Bank Ltd. (The)	1,900	54,704
Mutoh Holdings Co. Ltd.	1,000	2,156
Nabtesco Corp.	5,100	118,647
NAC Co. Ltd.	400	3,347
Nachi-Fujikoshi Corp. (x)	12,000	52,056
Nagaileben Co. Ltd.	1,200	26,192
Nagano Bank Ltd. (The)	400	6,954
Nagano Keiki Co. Ltd.	800	4,757
Nagase & Co. Ltd.	6,300	82,365
Nagatanien Holdings Co. Ltd.	1,000	11,953
Nagoya Railroad Co. Ltd.	20,000	96,684
Naigai Co. Ltd.*	3,000	1,566
Nakabayashi Co. Ltd.	2,000	4,569
Nakamuraya Co. Ltd.	300	12,821
Nakano Corp.	1,000	5,194
Nakayama Steel Works Ltd.*	600	3,712
Nakayamafuku Co. Ltd.	700	4,863
Nakayo, Inc.	1,000	3,371
Namura Shipbuilding Co. Ltd.	1,024	7,000
Nankai Electric Railway Co. Ltd.	16,000	81,181
Nanto Bank Ltd. (The)	1,100	41,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Natori Co. Ltd.	600	$9,764
NC Holdings Co. Ltd.*	300	2,338
NEC Capital Solutions Ltd.	300	4,654
NEC Corp.	81,000	214,845
NEC Networks & System Integration Corp.	1,100	19,868
NET One Systems Co. Ltd.	900	5,760
Neturen Co. Ltd.	1,700	13,091
Nexon Co. Ltd.	8,800	127,548
Nexyz Group Corp.	500	6,024
NGK Insulators Ltd.	11,400	221,123
NGK Spark Plug Co. Ltd.	9,000	200,060
NH Foods Ltd.	3,000	80,984
NHK Spring Co. Ltd.	9,700	92,456
Nice Holdings, Inc.	5,000	6,460
Nichia Steel Works Ltd.	1,000	2,344
Nichias Corp.	6,000	57,908
Nichiban Co. Ltd.	1,000	6,930
Nichicon Corp.	3,900	34,036
Nichiden Corp.	500	13,455
Nichiha Corp.	1,200	29,673
NichiiGakkan Co. Ltd.	2,200	15,868
Nichi-iko Pharmaceutical Co. Ltd.	2,100	30,042
Nichimo Co. Ltd.	1,000	1,480
Nichirei Corp.	3,500	72,471
Nichireki Co. Ltd.	1,000	7,880
Nidec Corp.	9,927	856,589
Nifco, Inc.	1,700	89,745
Nihon Chouzai Co. Ltd.	300	11,204
Nihon Dempa Kogyo Co. Ltd.	900	6,853
Nihon Eslead Corp.	500	5,767
Nihon Kohden Corp.	4,400	97,393
Nihon M&A Center, Inc.	2,600	72,299
Nihon Nohyaku Co. Ltd.	2,000	11,037
Nihon Parkerizing Co. Ltd.	6,000	70,383
Nihon Tokushu Toryo Co. Ltd.	1,000	14,674
Nihon Trim Co. Ltd.	200	7,726
Nihon Unisys Ltd.	3,300	41,506
Nihon Yamamura Glass Co. Ltd.	5,000	8,727
Nikkato Corp.	400	1,393
Nikkiso Co. Ltd.	4,000	38,024
Nikko Co. Ltd.	200	3,612
Nikkon Holdings Co. Ltd.	3,000	62,631
Nikon Corp.	16,100	250,299
Nintendo Co. Ltd.	4,600	965,852
Nippo Corp.	3,000	55,983
Nippon Air Conditioning Services Co. Ltd.	1,200	6,253
Nippon Beet Sugar Manufacturing Co. Ltd.	700	13,901
Nippon Carbide Industries Co., Inc.	3,000	3,876
Nippon Carbon Co. Ltd. (x)	6,000	11,653
Nippon Ceramic Co. Ltd.	800	13,690
Nippon Chemical Industrial Co. Ltd.	4,000	8,180
Nippon Chemi-Con Corp.	7,000	15,273
Nippon Chemiphar Co. Ltd.	100	4,663
Nippon Chutetsukan KK	1,000	1,626
Nippon Coke & Engineering Co. Ltd.	10,000	9,155

Nippon Concrete Industries Co. Ltd.	1,000	$2,909
Nippon Denko Co. Ltd.	5,000	10,267
Nippon Densetsu Kogyo Co. Ltd.	2,000	32,000
Nippon Denwa Shisetsu Co. Ltd.	200	4,973
Nippon Electric Glass Co. Ltd.	20,000	108,150
Nippon Express Co. Ltd.	18,000	96,873
Nippon Felt Co. Ltd.	700	3,072
Nippon Filcon Co. Ltd.	900	4,428
Nippon Fine Chemical Co. Ltd.	1,000	7,709
Nippon Flour Mills Co. Ltd.	4,000	55,649
Nippon Gas Co. Ltd.	1,100	31,624
Nippon Hume Corp.	1,000	5,921
Nippon Kanzai Co. Ltd.	800	12,410
Nippon Kayaku Co. Ltd.	5,000	61,733
Nippon Kinzoku Co. Ltd.*	300	3,270
Nippon Koei Co. Ltd.	800	17,728
Nippon Koshuha Steel Co. Ltd.	5,000	3,636
Nippon Light Metal Holdings Co. Ltd.	2,800	5,917
Nippon Paint Holdings Co. Ltd.	6,900	188,034
Nippon Paper Industries Co. Ltd.	4,600	77,929
Nippon Parking Development Co. Ltd.	13,000	18,464
Nippon Pillar Packing Co. Ltd.	1,000	10,464
Nippon Piston Ring Co. Ltd.	400	6,999
Nippon Road Co. Ltd. (The)	4,000	15,606
Nippon Seisen Co. Ltd.	1,000	5,048
Nippon Sharyo Ltd.*	4,000	9,549
Nippon Sheet Glass Co. Ltd.*	3,800	27,669
Nippon Shinyaku Co. Ltd.	3,000	147,850
Nippon Shokubai Co. Ltd.	1,000	62,460
Nippon Signal Co. Ltd.	2,800	23,742
Nippon Soda Co. Ltd. (x)	7,000	32,881
Nippon Steel & Sumikin Bussan Corp.	740	28,619
Nippon Steel & Sumitomo Metal Corp.	34,054	759,605
Nippon Suisan Kaisha Ltd.	16,000	76,937
Nippon Systemware Co. Ltd.	400	4,891
Nippon Telegraph & Telephone Corp.	55,720	2,341,789
Nippon Television Holdings, Inc.	1,200	21,787
Nippon Thompson Co. Ltd.	4,000	16,907
Nippon Valqua Industries Ltd.	1,000	13,151
Nippon Yakin Kogyo Co. Ltd.	6,500	10,622
Nippon Yusen KK	1,000	1,857
Nipro Corp.	4,800	52,487
Nishimatsu Construction Co. Ltd.	11,000	53,271
Nishimatsuya Chain Co. Ltd.	700	8,397
Nishi-Nippon Financial Holdings, Inc.*	4,000	41,857
Nissan Chemical Industries Ltd. (x)	5,300	177,082
Nissan Motor Co. Ltd.	90,420	909,422
Nissan Shatai Co. Ltd.	4,000	38,913
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	2,858
Nissei Build Kogyo Co. Ltd.	4,000	18,173
Nissei Plastic Industrial Co. Ltd.	1,000	8,659
Nissha Printing Co. Ltd. (x)	2,200	53,007
Nisshin Fudosan Co.	1,400	6,468

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Nisshin Oillio Group Ltd. (The)	6,000	$27,619
Nisshin Seifun Group, Inc.	4,205	63,106
Nisshin Steel Co. Ltd.	5,004	61,696
Nisshinbo Holdings, Inc.	8,000	77,211
Nissin Corp.	4,000	12,389
Nissin Electric Co. Ltd.	2,000	22,075
Nissin Foods Holdings Co. Ltd.	2,500	131,337
Nissin Kogyo Co. Ltd.	2,100	33,223
Nissui Pharmaceutical Co. Ltd.	500	5,514
Nitori Holdings Co. Ltd.	3,300	377,224
Nitta Corp.	1,100	29,976
Nittetsu Mining Co. Ltd.	300	14,195
Nitto Boseki Co. Ltd.	10,000	39,102
Nitto Denko Corp.	6,520	500,345
Nitto Fuji Flour Milling Co. Ltd.	100	3,286
Nitto Kogyo Corp.	1,800	24,565
Nitto Kohki Co. Ltd.	700	15,542
Nitto Seiko Co. Ltd.	1,000	3,568
Nitto Seimo Co. Ltd.	100	1,828
Nittoc Construction Co. Ltd.	750	3,022
NOF Corp.	11,000	105,882
Nohmi Bosai Ltd.	1,000	14,759
NOK Corp.	5,000	101,219
Nomura Co. Ltd.	2,000	28,954
Nomura Holdings, Inc.	143,400	845,493
Nomura Real Estate Holdings, Inc.	6,400	108,862
Nomura Research Institute Ltd.	5,203	158,483
Noritake Co. Ltd.	600	14,616
Noritsu Koki Co. Ltd.	1,100	7,944
Noritz Corp.	2,300	38,807
North Pacific Bank Ltd.	2,400	9,898
NS Solutions Corp.	2,000	36,004
NS United Kaiun Kaisha Ltd.	4,000	6,845
NSD Co. Ltd.	2,530	39,766
NSK Ltd.	18,000	208,530
NTN Corp.	23,000	93,082
NTT Data Corp.	4,400	212,706
NTT DOCOMO, Inc.	52,400	1,193,935
NTT Urban Development Corp.	6,200	54,587
Obara Group, Inc.	800	35,662
Obayashi Corp.	20,400	194,967
Obayashi Road Corp.	1,000	5,989
OBIC Business Consultants Co. Ltd.	600	25,874
Obic Co. Ltd.	2,900	126,794
Odakyu Electric Railway Co. Ltd.	12,499	247,360
Oenon Holdings, Inc.	3,000	6,648
Ogaki Kyoritsu Bank Ltd. (The)	16,000	62,289
Ohara, Inc.	400	2,841
Ohashi Technica, Inc.	600	7,223
OIE Sangyo Co. Ltd.	300	2,811
Oiles Corp.	1,560	28,070
Oita Bank Ltd. (The)	7,000	26,173
Oizumi Corp.	400	2,454
Oji Holdings Corp.	34,000	138,473
Okabe Co. Ltd.	2,700	22,201
Okamoto Industries, Inc.	4,000	36,894
Okamura Corp.	4,000	35,970
Okasan Securities Group, Inc.	6,000	37,065
Okaya Electric Industries Co. Ltd.	600	2,089
OKI Electric Cable Co. Ltd.	1,000	1,968

Oki Electric Industry Co. Ltd.	3,600	$50,577
Okinawa Electric Power Co., Inc. (The)	1,575	35,428
OKK Corp.	4,000	4,038
OKUMA Corp.	5,000	47,701
Okumura Corp.	13,000	73,189
Okura Industrial Co. Ltd.	3,000	12,732
Okuwa Co. Ltd.	1,000	10,045
Olympic Group Corp.	800	4,278
Olympus Corp.	36,100	1,247,863
Omron Corp.	7,200	276,295
Ono Pharmaceutical Co. Ltd.	17,500	382,642
ONO Sokki Co. Ltd.	500	3,748
Onoken Co. Ltd.	1,000	11,619
Onward Holdings Co. Ltd.	1,000	7,007
Optex Group Co. Ltd.	800	17,509
Oracle Corp. Japan	1,900	95,752
Organo Corp.	2,000	8,060
Orient Corp.*	16,500	29,929
Oriental Land Co. Ltd.	8,500	480,436
Origin Electric Co. Ltd.	1,000	2,687
ORIX Corp.	54,800	855,232
Osaka Gas Co. Ltd.	20,000	76,937
Osaka Soda Co. Ltd.	5,000	19,936
Osaka Steel Co. Ltd.	800	14,826
OSAKA Titanium Technologies Co. Ltd. (x)*	1,100	15,322
Osaki Electric Co. Ltd.	1,000	10,413
OSG Corp. (x)	2,200	43,332
OSJB Holdings Corp.	450	916
Otsuka Corp.	2,700	126,135
Otsuka Holdings Co. Ltd.	18,300	797,449
Oyo Corp.	1,200	14,405
P.S. Mitsubishi Construction Co. Ltd.	800	2,642
Pacific Industrial Co. Ltd.	2,000	25,429
Pacific Metals Co. Ltd.*	9,000	28,646
Pack Corp. (The)	900	20,106
PAL GROUP Holdings Co. Ltd.	700	16,626
Paltac Corp.	1,050	24,814
PanaHome Corp.	4,000	32,376
Panasonic Corp.	91,385	930,075
Panasonic Industrial Devices SUNX Co. Ltd.	1,000	6,828
Paramount Bed Holdings Co. Ltd.	900	35,961
Parco Co. Ltd.	500	4,419
Paris Miki Holdings, Inc.	1,500	5,981
Park24 Co. Ltd.	4,000	108,492
Pasco Corp.	1,000	3,363
Pasona Group, Inc.	1,000	6,871
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	7,341
Penta-Ocean Construction Co. Ltd.	10,300	49,792
PIA Corp.	300	7,511
Pigeon Corp.	4,800	122,757
Pilot Corp.	2,000	82,652
Piolax, Inc.	500	33,241
Pioneer Corp.*	17,600	35,539
Plenus Co. Ltd.	1,500	29,275
Pocket Card Co. Ltd.	1,100	5,280
Pola Orbis Holdings, Inc. (x)	1,100	90,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Poplar Co. Ltd.	300	$1,289
Press Kogyo Co. Ltd.	5,000	22,075
Prima Meat Packers Ltd.	7,000	24,916
Pronexus, Inc.	1,300	12,246
Raito Kogyo Co. Ltd.	2,900	29,775
Rakuten, Inc.	40,600	397,923
Rasa Corp.	500	2,597
Rasa Industries Ltd.*	4,000	4,655
Recruit Holdings Co. Ltd.	14,300	573,835
Relia, Inc.	1,600	15,798
Renaissance, Inc.	500	6,379
Renesas Electronics Corp. (x)*	3,200	25,408
Rengo Co. Ltd.	10,000	54,417
Renown, Inc.*	2,500	2,417
Resol Holdings Co. Ltd.	1,000	2,849
Resona Holdings, Inc.	63,800	327,256
Resorttrust, Inc.	3,800	70,164
Rheon Automatic Machinery Co. Ltd.	1,000	7,529
Rhythm Watch Co. Ltd.	6,000	9,395
Ricoh Co. Ltd.	16,400	138,637
Ricoh Leasing Co. Ltd.	800	24,676
Right On Co. Ltd.	900	7,754
Riken Corp.	400	15,144
Riken Keiki Co. Ltd.	1,000	14,349
Riken Technos Corp.	2,000	9,172
Ringer Hut Co. Ltd.	900	17,473
Rinnai Corp.	1,700	137,164
Riso Kagaku Corp.	1,800	30,417
Riso Kyoiku Co. Ltd.	1,300	6,607
Rock Field Co. Ltd.	1,200	16,264
Rohm Co. Ltd.	1,600	92,133
Rohto Pharmaceutical Co. Ltd.	5,000	78,631
Roland DG Corp.	500	13,070
Round One Corp.	3,300	22,871
Royal Holdings Co. Ltd.	1,800	28,785
Ryobi Ltd.	7,000	27,491
Ryoden Corp.	1,000	6,314
Ryohin Keikaku Co. Ltd.	1,000	196,021
Ryosan Co. Ltd.	1,900	57,386
Ryoyo Electro Corp.	1,600	20,124
S Foods, Inc.	500	12,984
S.T. Corp.	600	7,788
Sagami Chain Co. Ltd.	1,000	11,063
Saibu Gas Co. Ltd.	13,000	28,030
Saizeriya Co. Ltd.	1,600	35,977
Sakai Chemical Industry Co. Ltd.	4,000	13,382
Sakai Heavy Industries Ltd.	2,000	5,596
Sakai Moving Service Co. Ltd.	400	9,224
Sakai Ovex Co. Ltd.	300	4,510
Sakata INX Corp.	2,000	24,744
Sakata Seed Corp.	2,000	56,556
Sakurada Co. Ltd.*†	6,000	—
Sala Corp.	1,000	5,579
San Holdings, Inc.	200	2,659
San-A Co. Ltd.	800	38,742
San-Ai Oil Co. Ltd.	2,000	14,323
Sanden Holdings Corp.	7,000	22,280
Sangetsu Corp.	4,200	72,842
San-In Godo Bank Ltd. (The)	7,000	58,396
Sanix, Inc.*	1,800	3,049
Sanken Electric Co. Ltd.	7,000	30,665

Sanki Engineering Co. Ltd.	3,000	$25,027
Sanko Metal Industrial Co. Ltd.	100	2,695
Sankyo Co. Ltd.	700	22,610
Sankyo Seiko Co. Ltd.	2,000	6,828
Sankyo Tateyama, Inc.	1,700	23,113
Sankyu, Inc.	15,000	90,738
Sanoh Industrial Co. Ltd.	1,400	9,918
Sanrio Co. Ltd.	2,000	37,750
Sanritsu Corp.	300	1,355
Sanshin Electronics Co. Ltd.	1,500	14,477
Santen Pharmaceutical Co. Ltd.	17,800	217,788
Sanwa Holdings Corp.	8,800	83,953
Sanyo Chemical Industries Ltd.	600	25,668
Sanyo Housing Nagoya Co. Ltd.	1,000	9,352
Sanyo Industries Ltd.	1,000	1,660
Sanyo Shokai Ltd.	6,000	9,035
Sanyo Special Steel Co. Ltd.	6,000	28,441
Sapporo Holdings Ltd. (x)	2,500	64,385
Sata Construction Co. Ltd.	800	3,019
Sato Holdings Corp.	1,200	24,036
Sato Shoji Corp.	1,000	7,264
Satori Electric Co. Ltd.	900	5,614
Sawai Pharmaceutical Co. Ltd.	1,800	96,719
Saxa Holdings, Inc.	3,000	5,621
SBI Holdings, Inc.	11,260	143,261
SCREEN Holdings Co. Ltd.	2,200	136,471
Scroll Corp.	1,700	5,004
SCSK Corp.	2,232	78,108
Secom Co. Ltd.	8,400	614,359
Sega Sammy Holdings, Inc.	8,900	132,424
Seibu Electric Industry Co. Ltd.	200	3,833
Seibu Holdings, Inc.	7,600	136,296
Seika Corp.	4,000	11,671
Seikagaku Corp.	2,400	35,566
Seikitokyu Kogyo Co. Ltd.	600	2,536
Seiko Epson Corp.	13,600	288,000
Seiko Holdings Corp.	6,000	21,253
Seino Holdings Co. Ltd.	9,000	99,953
Seiren Co. Ltd.	3,200	39,345
Sekisui Chemical Co. Ltd.	21,000	334,922
Sekisui House Ltd.	31,200	519,355
Sekisui Jushi Corp.	1,000	15,795
Sekisui Plastics Co. Ltd.	1,000	6,982
Senko Co. Ltd.	4,000	27,003
Senshu Ikeda Holdings, Inc.	6,880	31,729
Senshukai Co. Ltd.	2,200	13,327
Seven & i Holdings Co. Ltd.	29,636	1,129,147
Seven Bank Ltd.	26,000	74,524
Shibaura Mechatronics Corp.	2,000	4,398
Shibusawa Warehouse Co. Ltd. (The)	3,000	8,933
Shibuya Corp.	700	14,668
Shiga Bank Ltd. (The)	1,000	5,442
Shikibo Ltd.	7,000	8,205
Shikoku Bank Ltd. (The)	8,000	19,576
Shikoku Chemicals Corp.	1,000	9,087
Shikoku Electric Power Co., Inc. (x)	7,600	76,992
Shima Seiki Manufacturing Ltd.	1,600	54,143
Shimachu Co. Ltd.	100	2,665
Shimadzu Corp.	8,000	127,452
Shimamura Co. Ltd.	800	99,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Shimano, Inc.	2,900	$455,067
Shimizu Bank Ltd. (The)	400	12,543
Shimizu Corp.	28,000	256,103
Shimojima Co. Ltd.	800	7,666
Shin Nippon Air Technologies Co. Ltd.	900	9,741
Shin Nippon Biomedical Laboratories Ltd.*	700	3,510
Shinagawa Refractories Co. Ltd.	3,000	6,289
Shindengen Electric Manufacturing Co. Ltd.	4,000	14,888
Shin-Etsu Chemical Co. Ltd.	11,300	876,638
Shin-Etsu Polymer Co. Ltd.	2,500	19,551
Shingakukai Co. Ltd.	600	2,962
Shinkawa Ltd.*	900	6,284
Shin-Keisei Electric Railway Co. Ltd.	1,000	3,525
Shinko Electric Industries Co. Ltd.	3,100	20,954
Shinko Plantech Co. Ltd.	2,600	18,887
Shinko Shoji Co. Ltd.	1,100	11,680
Shinmaywa Industries Ltd.	5,000	44,963
Shinnihon Corp.	1,600	12,896
Shinsei Bank Ltd.	79,000	132,483
Shinsho Corp.	300	6,237
Shinwa Co. Ltd.	600	8,958
Shinyei Kaisha	1,000	1,497
Shionogi & Co. Ltd.	11,200	536,546
Ship Healthcare Holdings, Inc.	1,500	38,503
Shiseido Co. Ltd.	15,900	402,483
Shizuoka Bank Ltd. (The)	7,000	58,815
Shizuoka Gas Co. Ltd.	3,000	21,176
Sho-Bond Holdings Co. Ltd.	900	37,502
Shobunsha Publications, Inc.	700	3,977
Shochiku Co. Ltd.	4,000	44,424
Shoko Co. Ltd.*	4,000	3,457
Showa Corp. (x)	2,600	18,108
Showa Denko KK	800	11,458
Showa Sangyo Co. Ltd.	5,000	25,711
Showa Shell Sekiyu KK	6,200	57,663
Shuei Yobiko Co. Ltd.	200	715
Siix Corp.	700	23,628
Sinanen Holdings Co. Ltd.	400	7,307
Sinfonia Technology Co. Ltd.	7,000	15,752
Sintokogio Ltd.	2,600	22,624
SK Japan Co. Ltd.	200	530
SKY Perfect JSAT Holdings, Inc.	9,000	41,429
Skylark Co. Ltd.	3,900	51,522
SMC Corp.	11,000	2,626,353
SMK Corp.	3,000	10,678
SNT Corp.	1,200	6,787
Soda Nikka Co. Ltd.	1,000	4,329
SoftBank Group Corp.	37,006	2,458,623
Softbank Technology Corp.	200	5,561
Softbrain Co. Ltd.*	2,000	6,776
Sogo Medical Co. Ltd.	400	14,699
Sohgo Security Services Co. Ltd.	2,900	111,534
Sojitz Corp.	39,100	95,011
Sompo Holdings, Inc.	12,550	425,224
Sony Corp.	56,400	1,580,406
Sony Financial Holdings, Inc.	7,300	113,927
Soshin Electric Co. Ltd.	600	1,437

Sotetsu Holdings, Inc.	15,000	$74,053
SPK Corp.	200	4,081
Square Enix Holdings Co. Ltd.	4,000	102,845
SRA Holdings, Inc.	600	13,183
St. Marc Holdings Co. Ltd.	800	24,334
Stanley Electric Co. Ltd.	6,700	183,157
Star Micronics Co. Ltd.	2,300	31,329
Start Today Co. Ltd.	9,300	160,656
Starzen Co. Ltd.	400	16,530
Stella Chemifa Corp.	500	13,369
Studio Alice Co. Ltd.	500	9,262
Sugi Holdings Co. Ltd.	1,500	71,358
Sugimoto & Co. Ltd.	600	7,675
Sumco Corp.	8,000	103,358
Sumida Corp.	700	6,349
Suminoe Textile Co. Ltd.	3,000	6,468
Sumiseki Holdings, Inc.	3,800	3,024
Sumitomo Bakelite Co. Ltd.	6,000	33,626
Sumitomo Chemical Co. Ltd.	44,000	209,318
Sumitomo Corp.	43,180	508,185
Sumitomo Dainippon Pharma Co. Ltd.	7,000	120,385
Sumitomo Densetsu Co. Ltd.	900	9,887
Sumitomo Electric Industries Ltd.	29,400	424,240
Sumitomo Forestry Co. Ltd.	4,800	63,576
Sumitomo Heavy Industries Ltd.	29,000	186,841
Sumitomo Metal Mining Co. Ltd.	20,000	257,882
Sumitomo Mitsui Construction Co. Ltd.	36,000	37,887
Sumitomo Mitsui Financial Group, Inc.	59,250	2,261,005
Sumitomo Mitsui Trust Holdings, Inc.	16,041	574,113
Sumitomo Osaka Cement Co. Ltd.	13,000	49,052
Sumitomo Precision Products Co. Ltd.	2,000	6,058
Sumitomo Real Estate Sales Co. Ltd.	880	20,518
Sumitomo Realty & Development Co. Ltd.	20,000	531,508
Sumitomo Riko Co. Ltd.	2,000	19,645
Sumitomo Rubber Industries Ltd.	6,500	103,221
Sumitomo Seika Chemicals Co. Ltd.	400	15,692
Sumitomo Warehouse Co. Ltd. (The)	9,000	47,589
Sun Frontier Fudousan Co. Ltd.	1,000	8,813
Sundrug Co. Ltd.	300	20,766
Suntory Beverage & Food Ltd.	4,600	191,084
Sun-Wa Technos Corp.	600	4,831
Suruga Bank Ltd.	5,500	122,776
Suzuden Corp.	300	2,644
Suzuken Co. Ltd.	3,190	104,264
Suzuki Motor Corp.	15,000	528,000
SWCC Showa Holdings Co. Ltd.*	15,000	11,037
Sysmex Corp.	6,400	370,721
Systena Corp.	1,000	15,273
T Hasegawa Co. Ltd.	1,600	26,668
T&D Holdings, Inc.	29,500	390,094
T. RAD Co. Ltd.	4,000	9,959
Tac Co. Ltd.	700	1,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tachibana Eletech Co. Ltd.	840	$9,573
Tachi-S Co. Ltd. (x)	1,600	26,859
Tadano Ltd.	5,000	62,973
Taihei Dengyo Kaisha Ltd.	1,000	9,720
Taiheiyo Cement Corp.	61,787	195,604
Taiheiyo Kouhatsu, Inc.	4,000	3,422
Taiho Kogyo Co. Ltd.	800	11,205
Taikisha Ltd.	2,100	51,209
Taiko Pharmaceutical Co. Ltd.	400	6,342
Taisei Corp.	45,000	314,952
Taisei Lamick Co. Ltd.	300	8,163
Taisho Pharmaceutical Holdings Co. Ltd.	2,000	165,989
Taiyo Holdings Co. Ltd.	900	34,999
Taiyo Nippon Sanso Corp.	7,600	88,046
Taiyo Yuden Co. Ltd.	4,700	56,420
Takachiho Koheki Co. Ltd.	500	4,299
Takadakiko Co. Ltd.	1,000	1,968
Takamatsu Construction Group Co. Ltd.	1,000	21,271
Takano Co. Ltd.	400	2,916
Takaoka Toko Co. Ltd.	400	7,416
Taka-Q Co. Ltd.	500	838
Takara Holdings, Inc.	6,000	55,238
Takara Leben Co. Ltd.	4,400	25,638
Takara Printing Co. Ltd.	700	9,265
Takara Standard Co. Ltd.	2,500	40,963
Takasago International Corp.	800	21,151
Takasago Thermal Engineering Co. Ltd.	3,900	50,187
Takashima & Co. Ltd.	2,000	3,251
Takashimaya Co. Ltd.	1,000	8,248
Takata Corp.	1,900	13,932
Take And Give Needs Co. Ltd.	600	3,748
Takeda Pharmaceutical Co. Ltd.	27,800	1,150,058
Takihyo Co. Ltd.	1,000	3,893
Takiron Co. Ltd.	3,000	13,322
Takuma Co. Ltd.	4,000	34,190
Tamron Co. Ltd.	1,200	19,929
Tamura Corp.	3,000	11,345
Tanaka Co. Ltd.	300	1,779
Tanseisha Co. Ltd.	1,950	13,381
TASAKI & Co. Ltd.	200	2,692
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	7,786
Taya Co. Ltd.	200	1,083
Tayca Corp.	2,000	10,952
TBK Co. Ltd.	1,000	4,261
TDC Software Engineering, Inc.	400	3,926
TDK Corp.	4,300	295,803
Teac Corp.*	6,000	2,875
TechnoPro Holdings, Inc.	1,500	48,128
Teijin Ltd.	5,200	105,401
Teikoku Electric Manufacturing Co. Ltd.	800	6,954
Teikoku Sen-I Co. Ltd.	1,000	13,091
Teikoku Tsushin Kogyo Co. Ltd.	2,000	3,012
Tekken Corp.	8,000	23,478
Temp Holdings Co. Ltd. (x)	5,100	79,113
Ten Allied Co. Ltd.*	800	2,594
Tenma Corp.	1,100	18,936
Terumo Corp.	11,000	406,118

T-Gaia Corp.	2,000	$32,565
THK Co. Ltd.	5,300	117,269
Tigers Polymer Corp.	600	4,107
TIS, Inc.	4,000	85,561
Titan Kogyo Ltd.	1,000	1,634
TKC Corp.	900	24,526
Toa Corp.	1,100	18,795
Toa Corp. (Osaka Securities Exchange)	1,000	8,984
TOA ROAD Corp.	2,000	5,938
Toabo Corp.	400	1,872
Toagosei Co. Ltd.	6,500	64,013
Tobishima Corp.	8,000	12,595
Tobu Railway Co. Ltd.	34,000	168,727
Tobu Store Co. Ltd.	100	2,428
TOC Co. Ltd.	4,700	37,520
Tocalo Co. Ltd.	600	13,040
Tochigi Bank Ltd. (The)	6,000	29,467
Toda Corp.	14,000	73,908
Toda Kogyo Corp.	1,000	2,404
Toei Co. Ltd.	5,000	43,337
Toenec Corp.	1,000	4,920
Toho Bank Ltd. (The)	10,000	37,390
Toho Co. Ltd.	400	8,662
Toho Co. Ltd. (Japan Stock Exchange)	5,400	152,702
Toho Gas Co. Ltd.	21,000	170,875
Toho Holdings Co. Ltd.	3,700	73,826
Toho Titanium Co. Ltd.	2,100	14,105
Toho Zinc Co. Ltd.	7,000	27,191
Tohoku Bank Ltd. (The)	6,000	8,009
Tohoku Electric Power Co., Inc.	11,300	142,803
Tohto Suisan Co. Ltd.	200	3,120
Tokai Carbon Co. Ltd.	12,000	38,811
TOKAI Holdings Corp.	2,000	13,964
Tokai Rika Co. Ltd.	2,900	58,186
Tokai Senko KK	1,000	1,224
Tokai Tokyo Financial Holdings, Inc.	9,600	51,090
Token Corp.	520	36,973
Tokio Marine Holdings, Inc.	185,100	7,595,633
Tokushu Tokai Paper Co. Ltd.	800	27,037
Tokuyama Corp.*	11,000	41,788
Tokyo Broadcasting System Holdings, Inc.	3,700	59,200
Tokyo Century Corp.	2,800	95,829
Tokyo Dome Corp.	4,500	44,355
Tokyo Electric Power Co. Holdings, Inc.*	49,500	199,906
Tokyo Electron Ltd.	4,900	463,063
Tokyo Energy & Systems, Inc.	1,000	8,556
Tokyo Gas Co. Ltd.	45,000	203,641
Tokyo Individualized Educational Institute, Inc.	900	7,285
Tokyo Keiki, Inc.	4,000	7,701
Tokyo Kikai Seisakusho Ltd.*	3,000	1,874
Tokyo Ohka Kogyo Co. Ltd.	2,300	77,536
Tokyo Rakutenchi Co. Ltd.	2,000	9,189
Tokyo Rope Manufacturing Co. Ltd.	800	13,443
Tokyo Sangyo Co. Ltd.	1,000	4,098
Tokyo Seimitsu Co. Ltd.	100	2,965

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tokyo Steel Manufacturing Co. Ltd.	7,100	$54,492
Tokyo Tatemono Co. Ltd.	11,091	148,323
Tokyo Tekko Co. Ltd.	2,000	8,060
Tokyo Theatres Co., Inc.	4,000	5,544
Tokyo TY Financial Group, Inc.	1,451	50,591
Tokyotokeiba Co. Ltd.	8,000	18,344
Tokyu Construction Co. Ltd.	4,940	39,816
Tokyu Corp.	36,000	264,590
Tokyu Fudosan Holdings Corp.	22,174	130,910
Toli Corp.	3,000	9,574
Tomato Bank Ltd.	400	5,483
Tomen Devices Corp.	100	1,753
Tomoe Corp.	1,800	5,529
Tomoe Engineering Co. Ltd.	400	5,781
Tomoegawa Co. Ltd.	2,000	3,953
Tomoku Co. Ltd.	4,000	11,226
TOMONY Holdings, Inc.	9,400	48,659
Tomy Co. Ltd.	3,700	39,287
Tonami Holdings Co. Ltd.	2,000	6,109
TonenGeneral Sekiyu KK	7,000	73,788
Top Culture Co. Ltd.	400	1,646
Topcon Corp.	2,800	42,213
Toppan Forms Co. Ltd.	2,600	27,118
Toppan Printing Co. Ltd.	1,000	9,549
Topre Corp.	2,500	62,588
Topy Industries Ltd.	1,000	25,797
Toray Industries, Inc.	54,000	437,175
Torigoe Co. Ltd. (The)	1,200	7,998
Torii Pharmaceutical Co. Ltd.	800	17,694
Torishima Pump Manufacturing Co. Ltd.	1,500	14,567
Tose Co. Ltd.	300	2,125
Toshiba Corp.*	169,000	409,360
Toshiba Machine Co. Ltd.	7,000	28,090
Toshiba Plant Systems & Services Corp.	2,000	26,353
Toshiba TEC Corp.	7,000	33,540
Tosho Printing Co. Ltd.	1,000	4,184
Tosoh Corp.	26,000	183,974
Totetsu Kogyo Co. Ltd.	1,000	25,925
TOTO Ltd. (x)	6,500	257,219
Totoku Electric Co. Ltd.	100	1,087
Tottori Bank Ltd. (The)	300	4,903
Toukei Computer Co. Ltd.	200	3,541
Tow Co. Ltd.	600	3,342
Towa Bank Ltd. (The)	13,000	12,347
Towa Corp.	1,200	16,910
Towa Pharmaceutical Co. Ltd.	600	23,512
Toyo Construction Co. Ltd.	3,600	12,629
Toyo Corp.	1,600	14,196
Toyo Denki Seizo KK	400	5,431
Toyo Engineering Corp.	8,000	21,356
Toyo Ink SC Holdings Co. Ltd.	1,000	4,578
Toyo Kanetsu KK	6,000	16,171
Toyo Kohan Co. Ltd.	3,000	9,497
Toyo Logistics Co. Ltd.	1,000	2,567
Toyo Machinery & Metal Co. Ltd.	1,000	3,833
Toyo Securities Co. Ltd.	4,000	9,686
Toyo Seikan Group Holdings Ltd.	7,600	141,888
Toyo Shutter Co. Ltd.	200	1,058
Toyo Sugar Refining Co. Ltd.	2,000	1,968

Toyo Suisan Kaisha Ltd.	900	$32,612
Toyo Tanso Co. Ltd.	700	11,230
Toyo Tire & Rubber Co. Ltd.	5,000	62,246
Toyo Wharf & Warehouse Co. Ltd.	3,000	4,723
Toyobo Co. Ltd.	17,000	25,309
Toyoda Gosei Co. Ltd.	2,400	56,142
Toyota Boshoku Corp.	1,800	41,383
Toyota Industries Corp.	7,000	333,604
Toyota Motor Corp.	91,180	5,365,870
Toyota Tsusho Corp.	9,300	242,297
TPR Co. Ltd.	1,500	42,225
Transcosmos, Inc.	1,600	37,401
Trend Micro, Inc.	4,900	174,199
Trusco Nakayama Corp.	3,000	62,836
TS Tech Co. Ltd.	2,300	59,234
TSI Holdings Co. Ltd.	4,825	28,940
Tsubakimoto Chain Co.	6,000	48,770
Tsubakimoto Kogyo Co. Ltd.	1,000	2,875
Tsudakoma Corp.*	3,000	4,235
Tsugami Corp.	3,000	17,224
Tsukamoto Corp. Co. Ltd.	2,000	2,190
Tsukishima Kikai Co. Ltd.	2,000	20,963
Tsukuba Bank Ltd.	5,400	16,033
Tsumura & Co.	2,700	74,387
Tsuruha Holdings, Inc.	1,700	161,455
Tsutsumi Jewelry Co. Ltd.	500	8,355
TV Asahi Holdings Corp.	3,000	59,268
Tv Tokyo Holdings Corp.	500	9,917
TYK Corp.	1,000	1,617
UACJ Corp.	12,266	33,689
Ube Industries Ltd.	1,000	2,096
Uchida Yoko Co. Ltd.	2,000	8,334
Ueki Corp.	1,000	2,207
UKC Holdings Corp.	700	12,560
Ulvac, Inc.	2,200	67,388
Unicafe, Inc.	300	2,477
Unicharm Corp.	17,000	372,000
Uniden Holdings Corp.	3,000	4,261
Union Tool Co.	800	20,809
Unipres Corp.	1,600	31,856
United Arrows Ltd.	1,100	30,353
United Super Markets Holdings, Inc.	3,520	29,666
Unitika Ltd.*	29,000	20,843
U-Shin Ltd.	1,400	9,164
Ushio, Inc.	6,300	80,370
USS Co. Ltd.	9,100	144,977
Utoc Corp.	900	3,142
Valor Holdings Co. Ltd.	2,400	62,631
Vital KSK Holdings, Inc.	2,300	19,482
Wacoal Holdings Corp.	1,000	11,662
Wacom Co. Ltd.	8,000	20,945
Wakachiku Construction Co. Ltd.	7,000	9,224
Wakamoto Pharmaceutical Co. Ltd.	1,000	2,130
Warabeya Nichiyo Holdings Co. Ltd.	700	14,788
Watabe Wedding Corp.	300	1,101
WATAMI Co. Ltd.	1,400	13,224
Weathernews, Inc.	300	9,228
Welcia Holdings Co. Ltd.	1,000	61,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

West Japan Railway Co.	6,900	$423,476
Wood One Co. Ltd.	2,000	4,672
Xebio Holdings Co. Ltd.	1,400	21,633
Y.A.C. Co. Ltd.	500	5,446
Yahagi Construction Co. Ltd.	1,700	15,724
Yahoo Japan Corp.	63,900	245,485
Yaizu Suisankagaku Industry Co. Ltd.	600	5,698
Yakult Honsha Co. Ltd.	5,200	241,147
YAMABIKO Corp.	2,000	27,859
Yamada Denki Co. Ltd.	20,600	111,042
Yamada SxL Home Co. Ltd.*	6,000	4,056
Yamagata Bank Ltd. (The)	7,000	29,587
Yamaguchi Financial Group, Inc.	1,000	10,892
Yamaha Corp.	6,100	186,327
Yamaha Motor Co. Ltd. (x)	12,300	270,889
Yamaichi Electronics Co. Ltd.	1,200	11,674
Yamanashi Chuo Bank Ltd. (The)	7,000	33,360
Yamashita Medical Instruments Co. Ltd.	100	1,486
Yamatane Corp.	600	8,157
Yamato Corp.	1,000	4,963
Yamato Holdings Co. Ltd.	14,700	298,905
Yamato International, Inc.	700	2,414
Yamato Kogyo Co. Ltd.	1,200	33,626
Yamaura Corp.	500	2,391
Yamaya Corp.	110	1,608
Yamazaki Baking Co. Ltd. (x)	6,000	115,919
Yamazawa Co. Ltd.	300	4,523
Yamazen Corp.	4,700	39,289
Yaoko Co. Ltd.	1,000	39,786
Yaskawa Electric Corp.	9,000	139,996
Yasuda Logistics Corp.	1,000	6,477
Yellow Hat Ltd.	1,100	23,755
Yodogawa Steel Works Ltd.	1,800	47,050
Yokogawa Bridge Holdings Corp.	2,000	23,324
Yokogawa Electric Corp.	8,800	127,473
Yokohama Reito Co. Ltd.	2,600	22,802
Yokohama Rubber Co. Ltd. (The)	5,000	89,668
Yokowo Co. Ltd.	1,000	8,240
Yomeishu Seizo Co. Ltd.	500	8,034
Yomiuri Land Co. Ltd.	2,000	8,282
Yondenko Corp.	1,000	3,833
Yondoshi Holdings, Inc.	900	19,005
Yorozu Corp.	700	10,074
Yoshinoya Holdings Co. Ltd.	3,000	41,172
Yuasa Trading Co. Ltd.	1,200	29,960
Yuken Kogyo Co. Ltd.	2,000	3,765
Yurtec Corp.	2,000	13,587
Yusen Logistics Co. Ltd.	900	9,372
Yushin Precision Equipment Co. Ltd.	600	14,852
Yushiro Chemical Industry Co. Ltd.	600	7,377
Zappallas, Inc.	1,000	3,576
Zenkoku Hosho Co. Ltd.	2,400	77,108
Zenrin Co. Ltd.	1,700	30,924
Zensho Holdings Co. Ltd.	4,600	75,804
Zeon Corp.	7,000	69,117
ZERIA Pharmaceutical Co. Ltd.	1,100	16,979
Zuken, Inc.	800	8,187

		166,283,317

Macau (0.0%)
MGM China Holdings Ltd.	80,000	$165,891

Mexico (0.1%)
Fresnillo plc	12,042	181,203
Grupo Televisa SAB (ADR)	22,820	476,710

		657,913

Netherlands (4.3%)
ASML Holding NV	79,255	8,897,572
Heineken NV	70,878	5,316,689
ING Groep NV	418,506	5,890,024
Koninklijke Ahold Delhaize NV*	110,000	2,319,304
Koninklijke Philips NV	102,425	3,126,712
Royal Dutch Shell plc, Class A	274,126	7,575,902
Royal Dutch Shell plc, Class B	236,405	6,858,274

		39,984,477

New Zealand (0.0%)
Fletcher Building Ltd.	14,684	109,464
SKY Network Television Ltd.	9,950	31,809
SKYCITY Entertainment Group Ltd.	12,612	34,676
Spark New Zealand Ltd.	15,442	36,663
Trade Me Group Ltd.	13,185	46,148

		258,760

Norway (0.1%)
Statoil ASA	49,348	905,201

South Africa (0.1%)
Mondi plc	24,806	509,311

Spain (3.1%)
Banco Bilbao Vizcaya Argentaria SA	1,342,492	9,064,099
Banco Santander SA	1,501,090	7,835,826
Iberdrola SA	605,177	3,971,305
Industria de Diseno Textil SA	111,639	3,811,069
Telefonica SA	467,085	4,336,591

		29,018,890

Sweden (1.2%)
Atlas Copco AB, Class A	232,364	7,077,581
Investor AB, Class B	108,897	4,069,922

		11,147,503

Switzerland (3.8%)
Cie Financiere Richemont SA (Registered)	60,211	3,988,247
Coca-Cola HBC AG*	14,772	322,229
Glencore plc*	705,282	2,410,697
LafargeHolcim Ltd. (Registered)*	66,568	3,507,192
Nestle SA (Registered)	88,525	6,350,536
Novartis AG (Registered)	107,475	7,820,777
Roche Holding AG	23,152	5,288,378
UBS Group AG (Registered)	331,668	5,195,035
Wolseley plc	17,072	1,043,982

		35,927,073

United Kingdom (16.3%)
3i Group plc	63,063	547,141
Admiral Group plc	12,783	287,821
Anglo American plc*	83,232	1,189,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ashtead Group plc	34,116	$664,304
Associated British Foods plc	23,140	782,812
AstraZeneca plc	81,170	4,439,005
Aviva plc	264,335	1,584,528
Babcock International Group plc	33,507	393,532
BAE Systems plc	207,523	1,512,769
Barclays plc	1,098,340	3,024,606
Barratt Developments plc	71,420	406,995
BP plc	1,165,258	7,318,182
British American Tobacco plc	119,041	6,780,024
British Land Co. plc (The) (REIT)	251,732	1,952,926
BT Group plc	556,506	2,516,340
Bunzl plc	21,022	546,389
Burberry Group plc	29,041	535,778
Capita plc	43,846	286,930
Centrica plc	334,294	964,454
Compass Group plc	110,284	2,040,069
CYBG plc (CDI)*	42,653	148,362
Diageo plc	351,006	9,127,434
Direct Line Insurance Group plc	89,880	409,177
Dixons Carphone plc	65,223	285,030
easyJet plc	16,309	201,997
GKN plc	106,406	434,974
GlaxoSmithKline plc	311,044	5,987,624
Great Portland Estates plc (REIT)	91,666	755,199
Hammerson plc (REIT)	51,731	365,306
Hargreaves Lansdown plc	15,090	225,581
Henderson Group plc (CDI)	46,926	135,795
HSBC Holdings plc	1,264,052	10,233,304
Imperial Brands plc	64,139	2,800,166
Indivior plc	312,317	1,140,072
InterContinental Hotels Group plc	13,743	616,163
International Consolidated Airlines Group SA	121,144	658,254
Intertek Group plc	10,830	464,605
Intu Properties plc (REIT) (x)	61,746	214,057
ITV plc	247,389	629,277
J Sainsbury plc	94,446	290,173
Johnson Matthey plc	12,801	501,991
Kingfisher plc	156,757	676,735
Land Securities Group plc (REIT)	172,203	2,262,297
Legal & General Group plc	393,670	1,201,253
Liberty Global plc, Class A*	45,159	1,381,414
Liberty Global plc*	40,834	1,212,770
Liberty Global plc LiLAC, Class A*	4,307	94,582
Liberty Global plc LiLAC, Class C*	5,094	107,840
Lloyds Banking Group plc	10,467,278	8,063,711
London Stock Exchange Group plc	20,340	730,453
Marks & Spencer Group plc	108,582	468,358
Merlin Entertainments plc§	44,702	247,137
National Grid plc	246,989	2,896,568
Next plc	9,973	612,447
Old Mutual plc	332,698	849,965
Pearson plc	54,130	546,020
Persimmon plc	20,795	455,149
Prudential plc	169,839	3,406,513

Randgold Resources Ltd.	6,151	$486,289
Reckitt Benckiser Group plc	99,868	8,475,104
RELX plc	75,182	1,342,561
Rio Tinto Ltd.	14,772	638,547
Rio Tinto plc	82,844	3,224,732
Rolls-Royce Holdings plc, Class C*†	32,021,428	39,463
Rolls-Royce Holdings plc*	696,118	5,730,744
Royal Bank of Scotland Group plc*	148,548	411,177
Royal Mail plc	40,340	229,733
RSA Insurance Group plc	68,900	497,586
Sage Group plc (The)	71,377	576,171
Schroders plc	7,268	268,533
Severn Trent plc	17,177	470,374
Sky plc	69,560	849,542
Smith & Nephew plc	59,743	898,989
SSE plc	66,142	1,265,903
St. James’s Place plc	34,729	433,992
Standard Chartered plc*	829,189	6,781,279
Standard Life plc	128,830	590,625
Taylor Wimpey plc	214,642	406,046
Tesco plc*	526,295	1,341,641
Unilever NV (CVA)	165,828	6,827,869
Unilever plc	79,175	3,212,666
United Utilities Group plc	46,175	512,724
Vodafone Group plc	1,723,556	4,245,035
Weir Group plc (The)	67,664	1,576,054
Whitbread plc	11,968	556,936
WPP plc	88,328	1,976,815

		152,479,359

United States (4.7%)
Carnival plc	12,177	619,036
Freeport-McMoRan, Inc.*	74,993	989,158
Iron Mountain, Inc. (CDI)	3,710	119,061
Las Vegas Sands Corp.	265,122	14,160,166
News Corp. (CDI), Class B	2,956	35,752
ResMed, Inc. (CDI)	40,591	251,330
Schlumberger Ltd.	125,782	10,559,399
Shire plc	191,080	11,030,210
Sims Metal Management Ltd.	10,232	94,736
Wynn Resorts Ltd.	74,295	6,427,260

		44,286,108

Total Common Stocks (89.9%) (Cost $832,661,624)		839,976,795

	Number of Rights	Value (Note 1)
RIGHTS:
Australia (0.0%)
Corporate Travel Management Ltd., expiring 1/17/17*	184	457
Estia Health Ltd., expiring 1/11/17*†	2,452	885

Total Rights (0.0%) (Cost $–)		1,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	7,710,986	$7,713,299

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $47,889, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $48,843. (xx)	$47,885	47,885
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $41,616, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $42,444. (xx)	41,612	41,612
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $89,055, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $90,831. (xx)	89,050	89,050
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,400,163, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,428,723. (xx)	1,400,000	1,400,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $1,000,121, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $1,020,001. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		4,578,547

Total Short-Term Investments (1.3%) (Cost $12,289,940)		12,291,846

Total Investments (91.2%) (Cost $844,951,564)		852,269,983
Other Assets Less Liabilities (8.8%)		81,841,694

Net Assets (100%)		$934,111,677

*	Non-income producing.
†	Securities (totaling $44,023 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $247,137 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $4,719,545. This was secured by cash collateral of $4,578,547 which was subsequently invested in joint repurchase agreements with a total value of $4,578,547, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $383,197 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$166,067,415	17.8%
Consumer Discretionary	109,944,264	11.8
Consumer Staples	108,824,086	11.7
Industrials	104,922,000	11.2
Health Care	103,968,627	11.1
Materials	62,964,221	6.7
Energy	54,732,223	5.9
Information Technology	46,989,345	5.0
Telecommunication Services	37,504,070	4.0
Real Estate	23,731,966	2.5
Utilities	20,329,920	2.2
Investment Company	7,713,299	0.8
Repurchase Agreements	4,578,547	0.5
Cash and Other	81,841,694	8.8

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$6,284,278	$—	$385,293	$5,418,028	$238,733	$(33,155)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	1,008	March-17	$33,812,334	$34,771,303	$958,969
FTSE 100 Index	250	March-17	21,187,634	21,721,049	533,415
SPI 200 Index	85	March-17	8,446,565	8,635,173	188,608
TOPIX Index	163	March-17	20,463,139	21,170,824	707,685

					$2,388,677

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	Citibank NA	993	$715,357	$740,219	$(24,862)
British Pound vs. U.S. Dollar, expiring 3/17/17	Citibank NA	1,526	1,883,860	1,930,776	(46,916)
British Pound vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	355	438,247	450,940	(12,693)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Citibank NA	3,024	3,195,226	3,219,642	(24,416)
Japanese Yen vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	5,603	47,943	47,660	283
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	HSBC Bank plc	39,710	339,797	340,085	(288)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	JPMorgan Chase Bank	6,041	51,694	51,746	(52)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	1,606	13,746	13,746	— #
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Citibank NA	215,687	1,852,116	1,871,136	(19,020)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	38,906	334,091	339,645	(5,554)

					$(133,518)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	266	$338,744	$328,629	$10,115

					$(123,403)

#	Amount represents less than $0.50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following in (USD): AUD 7,830,869, CAD 722, CHF 673, EUR 31,187,823, GBP 19,613,920, JPY 19,462,282 and TWD 72.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Assets:
Common Stocks
Consumer Discretionary	$23,860,742	$86,079,390	$3,675	$109,943,807
Consumer Staples	657,664	108,166,422	—	108,824,086
Energy	10,559,399	44,172,824	—	54,732,223
Financials	3,889,256	162,178,159	—	166,067,415
Health Care	—	103,967,742	—	103,967,742
Industrials	—	104,882,537	39,463	104,922,000
Information Technology	5,548,450	41,440,895	—	46,989,345
Materials	5,381,548	57,582,673	—	62,964,221
Real Estate	—	23,731,966	—	23,731,966
Telecommunication Services	—	37,504,070	—	37,504,070
Utilities	—	20,329,920	—	20,329,920
Forward Currency Contracts	—	10,398	—	10,398
Futures	2,388,677	—	—	2,388,677
Rights
Consumer Discretionary	—	457	—	457
Health Care	—	—	885	885
Short-Term Investments
Investment Companies	7,713,299	—	—	7,713,299
Repurchase Agreements	—	4,578,547	—	4,578,547

Total Assets	$59,999,035	$794,626,000	$44,023	$854,669,058

Liabilities:
Forward Currency Contracts	$—	$(133,801)	$—	$(133,801)

Total Liabilities	$—	$(133,801)	$—	$(133,801)

Total	$59,999,035	$794,492,199	$44,023	$854,535,257

(a)	A security with a market value of $2,427,764 transferred from Level 2 to Level 1 at the end of the year due to securities no longer being valued using fair value factors based on third party vendor modeling tools.
(b)	A security with a market value of $3,675 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$10,398
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,388,677	*

Total		$2,399,075

	Liability Derivatives
Foreign exchange contracts	Payables	$(133,801)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(132,241)	$(132,241)
Equity contracts	(3,764,776)	—	(3,764,776)

Total	$(3,764,776)	$(132,241)	$(3,897,017)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(95,627)	$(95,627)
Equity contracts	(384,934)	—	(384,934)

Total	$(384,934)	$(95,627)	$(480,561)

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $68,027,000 and futures contracts with an average notional balance of approximately $87,388,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$283	$(52)	$—	$231
Morgan Stanley	10,115	(10,115)	—	—

Total	$10,398	$(10,167)	$—	$231

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$115,214	$—	$—	$115,214
HSBC Bank plc	288	—	—	288
JPMorgan Chase Bank	52	(52)	—	—
Morgan Stanley	18,247	(10,115)	—	8,132

Total	$133,801	$(10,167)	$—	$123,634

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$54,274,988
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$124,064,977

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$120,177,044
Aggregate gross unrealized depreciation	(117,551,619)

Net unrealized appreciation	$2,625,425

Federal income tax cost of investments	$849,644,558

For the year ended December 31, 2016, the Portfolio incurred approximately $13,732 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $4,699,216)	$5,418,028
Unaffiliated Issuers (Cost $835,673,801)	842,273,408
Repurchase Agreements (Cost $4,578,547)	4,578,547
Cash	2,518,000
Foreign cash (Cost $86,078,936)	78,096,361
Cash held as collateral at broker	5,003,280
Dividends, interest and other receivables	2,362,677
Receivable for securities sold	980,792
Receivable from Separate Accounts for Trust shares sold	43,400
Securities lending income receivable	20,701
Unrealized appreciation on forward foreign currency contracts	10,398
Other assets	3,245

Total assets	941,308,837

LIABILITIES
Payable for return of collateral on securities loaned	4,578,547
Payable for securities purchased	931,788
Payable to Separate Accounts for Trust shares redeemed	498,212
Investment management fees payable	471,336
Due to broker for futures variation margin	194,471
Distribution fees payable – Class IB	145,674
Unrealized depreciation on forward foreign currency contracts	133,801
Administrative fees payable	98,195
Distribution fees payable – Class IA	4,125
Trustees’ fees payable	3,005
Accrued expenses	138,006

Total liabilities	7,197,160

NET ASSETS	$934,111,677

Net assets were comprised of:
Paid in capital	$1,428,368,655
Accumulated undistributed net investment income (loss)	(3,984,983)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(491,684,872)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,412,877

Net assets	$934,111,677

Class IA
Net asset value, offering and redemption price per share, $19,635,007 / 1,701,439 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.54

Class IB
Net asset value, offering and redemption price per share, $693,242,693 / 60,058,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.54

Class K
Net asset value, offering and redemption price per share, $221,233,977 / 19,124,976 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.57

(x)	Includes value of securities on loan of $4,719,545.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($238,733 of dividend income received from affiliates) (net of $2,315,815 foreign withholding tax)	$27,202,926
Interest	208,055
Securities lending (net)	202,113

Total income	27,613,094

EXPENSES
Investment management fees	5,718,152
Distribution fees – Class IB	1,758,754
Administrative fees	1,195,387
Custodian fees	209,000
Professional fees	128,064
Printing and mailing expenses	63,300
Distribution fees – Class IA	49,372
Trustees’ fees	22,240
Miscellaneous	41,860

Gross expenses	9,186,129
Less: Waiver from investment manager	(63,953)

Net expenses	9,122,176

NET INVESTMENT INCOME (LOSS)	18,490,918

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(33,155) of realized gain (loss) from affiliates)	(17,406,025)
Net distributions of realized gain received from underlying funds	67
Futures	(3,764,776)
Foreign currency transactions	(9,916,896)

Net realized gain (loss)	(31,087,630)

Change in unrealized appreciation (depreciation) on:
Investments ($(480,957) of change in unrealized appreciation (depreciation) from affiliates)	12,835,518
Futures	(384,934)
Foreign currency translations	5,639,987

Net change in unrealized appreciation (depreciation)	18,090,571

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,997,059)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,493,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,490,918	$18,872,540
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(31,087,630)	(14,606,974)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	18,090,571	(34,953,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,493,859	(30,688,066)

DIVIDENDS:
Dividends from net investment income
Class IA	(92,606)	(22,924)
Class IB	(3,265,438)	(830,352)
Class K	(1,594,976)	(281,570)

TOTAL DIVIDENDS:	(4,953,020)	(1,134,846)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 104,125 and 178,846 shares, respectively ]	1,167,666	2,202,555
Capital shares issued in reinvestment of dividends [ 8,068 and 1,981 shares, respectively ]	92,606	22,924
Capital shares repurchased [ (225,438) and (284,912) shares, respectively ]	(2,525,249)	(3,516,622)

Total Class IA transactions	(1,264,977)	(1,291,143)

Class IB
Capital shares sold [ 2,171,080 and 3,381,629 shares, respectively ]	24,275,827	41,765,381
Capital shares issued in reinvestment of dividends [ 284,450 and 71,744 shares, respectively ]	3,265,438	830,352
Capital shares repurchased [ (7,452,668) and (7,641,418) shares, respectively ]	(83,935,506)	(93,641,509)

Total Class IB transactions	(56,394,241)	(51,045,776)

Class K
Capital shares sold [ 43,010 and 67,113 shares, respectively ]	481,926	816,672
Capital shares issued in reinvestment of dividends [ 138,650 and 24,295 shares, respectively ]	1,594,976	281,570
Capital shares repurchased [ (2,903,475) and (2,390,322) shares, respectively ]	(32,705,828)	(29,222,579)

Total Class K transactions	(30,628,926)	(28,124,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(88,288,144)	(80,461,256)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,747,305)	(112,284,168)
NET ASSETS:
Beginning of year	1,021,858,982	1,134,143,150

End of year (a)	$934,111,677	$1,021,858,982

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,984,983)	$(7,979,391)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013		2012
Net asset value, beginning of year	$11.51	$11.90	$13.04	$11.05		$9.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.22	0.14	##	0.17
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.13)	(0.58)	(1.15)	1.99		1.49

Total from investment operations	0.08	(0.38)	(0.93)	2.13		1.66

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	(0.21)	(0.14)		(0.19)

Net asset value, end of year	$11.54	$11.51	$11.90	$13.04		$11.05

Total return	0.74%	(3.17)%	(7.13)%	19.33%		17.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,635	$20,886	$22,830	$25,950		$23,897
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.02%	1.01%	1.02%	1.03%		1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.02%	1.01%	1.02%	1.03%		1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.02%	1.01%	1.02%	1.03%		1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.88%	1.61%	1.69%	1.20	%(aa)	1.70%
After waivers, reimbursements and fees paid indirectly (f)	1.88%	1.61%	1.69%	1.20	%(aa)	1.70%
Before waivers, reimbursements and fees paid indirectly (f)	1.87%	1.61%	1.69%	1.20	%(aa)	1.70%
Portfolio turnover rate^	6%	12%	7%	12%		8%

	Year Ended December 31,
Class IB	2016	2015	2014	2013		2012
Net asset value, beginning of year	$11.51	$11.90	$13.05	$11.06		$9.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.22	0.14	##	0.17
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.13)	(0.58)	(1.16)	1.99		1.50

Total from investment operations	0.08	(0.38)	(0.94)	2.13		1.67

Less distributions:
Dividends from net investment income	(0.05)	(0.01)	(0.21)	(0.14)		(0.19)

Net asset value, end of year	$11.54	$11.51	$11.90	$13.05		$11.06

Total return	0.74%	(3.17)%	(7.20)%	19.31%		17.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$693,243	$748,925	$824,055	$972,486		$916,454
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.02%	1.01%	1.02%	1.03%		1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.02%	1.01%	1.02%	1.03%		1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.02%	1.01%	1.02%	1.03%		1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.88%	1.60%	1.69%	1.21	%(bb)	1.69%
After waivers, reimbursements and fees paid indirectly (f)	1.88%	1.60%	1.69%	1.21	%(bb)	1.69%
Before waivers, reimbursements and fees paid indirectly (f)	1.87%	1.60%	1.69%	1.21	%(bb)	1.69%
Portfolio turnover rate^	6%	12%	7%	12%		8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013		2012
Net asset value, beginning of year	$11.54	$11.90	$13.04	$11.05		$9.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.23	0.25	0.17	##	0.20
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.13)	(0.58)	(1.15)	1.99		1.49

Total from investment operations	0.11	(0.35)	(0.90)	2.16		1.69

Less distributions:
Dividends from net investment income	(0.08)	(0.01)	(0.24)	(0.17)		(0.22)

Net asset value, end of year	$11.57	$11.54	$11.90	$13.04		$11.05

Total return	0.99%	(2.92)%	(6.89)%	19.63%		17.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$221,234	$252,048	$287,258	$326,425		$288,395
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.77%	0.76%	0.77%	0.78%		0.80%
After waivers, reimbursements and fees paid indirectly (f)	0.77%	0.76%	0.77%	0.78%		0.80%
Before waivers, reimbursements and fees paid indirectly (f)	0.77%	0.76%	0.77%	0.78%		0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.13%	1.86%	1.94%	1.46	%(cc)	1.93%
After waivers, reimbursements and fees paid indirectly (f)	2.13%	1.86%	1.94%	1.46	%(cc)	1.93%
Before waivers, reimbursements and fees paid indirectly (f)	2.13%	1.86%	1.94%	1.46	%(cc)	1.93%
Portfolio turnover rate^	6%	12%	7%	12%		8%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% after waivers, reimbursements, and fees paid indirectly, and 0.97% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.98% for income after waivers and reimbursement, 0.98% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.23% for income after waivers and reimbursements, 1.23% after waivers, reimbursements, and fees paid indirectly, and 1.23% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital Guardian Trust Company

➢	Thornburg Investment Management, Inc.

➢	Vaughan Nelson Investment Management (Effective January 29, 2016, Vaughan Nelson Investment Management replaced Institutional Capital LLC as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	9.78%	13.22%	5.44%
Portfolio – Class IB Shares	9.78	13.22	5.29
Portfolio – Class K Shares*	10.06	13.51	13.56
S&P 500 Index	11.96	14.66	6.95
Volatility Managed Index – Large Cap Core	11.04	14.80	8.80
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.78% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core, returned 11.96% and 11.04%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the S&P 500 Index.

Portfolio Highlights

What helped performance during the year:

•	An underweight in the health care sector benefited relative performance, as health care was the only negative performing sector in the benchmark for the year.

•	Envision Healthcare Corp., which is not a component of the benchmark, was the leading individual contributor to relative performance.

•	A modest underweight to consumer staples was also additive to returns, as was an overweight to financials.

•	Security selection in the consumer discretionary and health care sectors added to relative performance.

•	In the consumer discretionary sector, shares of cable services giant Charter Communications gained amid strong earnings following the firm’s purchase of Time Warner Cable and Bright House Networks.

What hurt performance during the year:

•	Stock selection in the financials, industrials and information technology sectors detracted from relative performance.

•	An underweight in the energy sector, the top performing sector in the benchmark, detracted from relative performance.

•	Michael’s Cos., Inc., which is not a component of the benchmark, was the leading individual detractor.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	17.6%
Financials	12.7
Health Care	11.5
Consumer Discretionary	11.5
Industrials	7.9
Exchange Traded Funds	7.9
Consumer Staples	6.6
Energy	5.3
Repurchase Agreements	2.3
Materials	2.2
Real Estate	2.1
Utilities	1.9
Investment Company	1.8
Telecommunication Services	1.7
Cash and Other	7.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,071.80	$4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.68	4.50
Class IB
Actual	1,000.00	1,071.81	4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.68	4.50
Class K
Actual	1,000.00	1,073.37	3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.24

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.89%, 0.89% and 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (0.4%)
BorgWarner, Inc.	14,086	$555,552
Delphi Automotive plc	121,935	8,212,322
Goodyear Tire & Rubber Co. (The)	18,177	561,124

		9,328,998

Automobiles (0.3%)
Ford Motor Co.	266,609	3,233,967
General Motors Co.	94,994	3,309,591
Harley-Davidson, Inc.	11,980	698,913

		7,242,471

Distributors (0.1%)
Genuine Parts Co.	10,334	987,310
LKQ Corp.*	20,923	641,290

		1,628,600

Diversified Consumer Services (0.4%)
Grand Canyon Education, Inc.*	149,437	8,734,593
H&R Block, Inc.	14,477	332,826

		9,067,419

Hotels, Restaurants & Leisure (1.8%)
Aramark	185,883	6,639,741
Carnival Corp.	29,575	1,539,675
Chipotle Mexican Grill, Inc. (x)*	1,989	750,489
Darden Restaurants, Inc.	8,962	651,717
Marriott International, Inc., Class A	21,851	1,806,641
McDonald’s Corp.	56,946	6,931,467
Norwegian Cruise Line Holdings Ltd.*	91,000	3,870,230
Panera Bread Co., Class A*	19,700	4,040,273
Royal Caribbean Cruises Ltd.	11,288	926,068
Starbucks Corp.	199,179	11,058,417
Wyndham Worldwide Corp.	7,331	559,868
Wynn Resorts Ltd.	21,883	1,893,098
Yum! Brands, Inc.	46,620	2,952,445
Yum! China Holdings, Inc.*	22,800	595,536

		44,215,665

Household Durables (0.9%)
D.R. Horton, Inc.	23,145	632,553
Garmin Ltd. (x)	8,281	401,546
Harman International Industries, Inc.	4,632	514,893
Leggett & Platt, Inc.	9,053	442,511
Lennar Corp., Class A	49,902	2,142,293
Mohawk Industries, Inc.*	4,263	851,236
Newell Brands, Inc.	145,239	6,484,920
PulteGroup, Inc.	20,992	385,833
TRI Pointe Group, Inc.*	417,214	4,789,617
Whirlpool Corp.	28,426	5,166,994

		21,812,396

Internet & Direct Marketing Retail (2.0%)
Amazon.com, Inc.*	32,339	24,250,045
Expedia, Inc.	38,331	4,342,136
Netflix, Inc.*	53,537	6,627,881

Priceline Group, Inc. (The)*	12,266	$17,982,692
TripAdvisor, Inc.*	7,806	361,964

		53,564,718

Leisure Products (0.4%)
Acushnet Holdings Corp.*	323,300	6,372,243
Callaway Golf Co.	143,568	1,573,505
Hasbro, Inc.	7,916	615,786
Mattel, Inc.	23,433	645,579

		9,207,113

Media (2.4%)
CBS Corp. (Non-Voting), Class B	27,797	1,768,445
Charter Communications, Inc., Class A*	71,863	20,690,796
Comcast Corp., Class A	199,018	13,742,193
Discovery Communications, Inc., Class A (x)*	10,419	285,585
Discovery Communications, Inc., Class C*	15,231	407,886
Gannett Co., Inc.	117,322	1,139,197
Interpublic Group of Cos., Inc. (The)	27,991	655,269
News Corp., Class A	26,729	306,314
News Corp., Class B	8,455	99,769
Omnicom Group, Inc.	16,160	1,375,378
Scripps Networks Interactive, Inc., Class A	41,772	2,981,268
TEGNA, Inc.	13,889	297,086
Time Warner, Inc.	53,142	5,129,797
Twenty-First Century Fox, Inc., Class A	72,692	2,038,284
Twenty-First Century Fox, Inc., Class B	33,164	903,719
Viacom, Inc., Class B	23,672	830,887
Walt Disney Co. (The)	100,401	10,463,792

		63,115,665

Multiline Retail (0.4%)
Dollar General Corp.	54,809	4,059,703
Dollar Tree, Inc.*	16,108	1,243,215
Kohl’s Corp.	12,427	613,645
Macy’s, Inc.	21,032	753,156
Nordstrom, Inc. (x)	7,918	379,510
Target Corp.	39,274	2,836,761

		9,885,990

Specialty Retail (1.9%)
Advance Auto Parts, Inc.	17,631	2,981,755
AutoNation, Inc.*	4,623	224,909
AutoZone, Inc.*	5,485	4,331,998
Bed Bath & Beyond, Inc.	10,249	416,519
Best Buy Co., Inc.	18,596	793,491
CarMax, Inc. (x)*	12,981	835,847
Foot Locker, Inc.	9,459	670,549
Gap, Inc. (The)	14,879	333,885
Home Depot, Inc. (The)	83,533	11,200,104
L Brands, Inc.	16,411	1,080,500
Lowe’s Cos., Inc.	59,756	4,249,847
Michael’s Cos., Inc. (The)*	447,850	9,158,532
Office Depot, Inc.	330,491	1,493,819

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

O’Reilly Automotive, Inc.*	6,485	$1,805,489
Ross Stores, Inc.	27,094	1,777,366
Signet Jewelers Ltd. (x)	5,118	482,423
Staples, Inc.	249,257	2,255,776
Tiffany & Co. (x)	7,479	579,099
TJX Cos., Inc. (The)	44,862	3,370,482
Tractor Supply Co.	9,443	715,874
Ulta Salon Cosmetics & Fragrance, Inc.*	4,005	1,021,035
Urban Outfitters, Inc.*	6,432	183,183

		49,962,482

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	18,743	656,380
Hanesbrands, Inc.	26,716	576,264
Michael Kors Holdings Ltd.*	11,645	500,502
NIKE, Inc., Class B	137,532	6,990,752
PVH Corp.	5,604	505,705
Ralph Lauren Corp.	3,769	340,416
Under Armour, Inc., Class A (x)*	12,103	351,592
Under Armour, Inc., Class C*	13,389	337,001
VF Corp.	22,668	1,209,338

		11,467,950

Total Consumer Discretionary		290,499,467

Consumer Staples (6.6%)
Beverages (1.1%)
Brown-Forman Corp., Class B	12,121	544,475
Coca-Cola Co. (The)	265,381	11,002,696
Constellation Brands, Inc., Class A	12,103	1,855,511
Dr Pepper Snapple Group, Inc.	12,667	1,148,517
Molson Coors Brewing Co., Class B	12,585	1,224,646
Monster Beverage Corp.*	27,702	1,228,307
PepsiCo, Inc.	98,322	10,287,431

		27,291,583

Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	29,928	4,791,772
CVS Health Corp.	72,843	5,748,041
Kroger Co. (The)	64,835	2,237,456
Sysco Corp.	34,892	1,931,970
Walgreens Boots Alliance, Inc.	218,740	18,102,922
Wal-Mart Stores, Inc.	246,641	17,047,826
Whole Foods Market, Inc.	21,287	654,788

		50,514,775

Food Products (1.3%)
Archer-Daniels-Midland Co.	39,746	1,814,405
Campbell Soup Co.	13,096	791,915
Conagra Brands, Inc.	28,474	1,126,147
General Mills, Inc.	40,788	2,519,475
Hershey Co. (The)	9,522	984,860
Hormel Foods Corp.	18,462	642,662
JM Smucker Co. (The)	7,891	1,010,521
Kellogg Co.	17,229	1,269,950
Kraft Heinz Co. (The)	40,706	3,554,448
McCormick & Co., Inc. (Non-Voting)	8,086	754,666
Mead Johnson Nutrition Co.	59,854	4,235,269

Mondelez International, Inc., Class A	270,334	$11,983,907
Nomad Foods Ltd.*	72,454	693,385
Tyson Foods, Inc., Class A	20,321	1,253,399

		32,635,009

Household Products (1.1%)
Church & Dwight Co., Inc.	17,599	777,700
Clorox Co. (The)	8,845	1,061,577
Colgate-Palmolive Co.	60,906	3,985,689
Kimberly-Clark Corp.	24,570	2,803,928
Procter & Gamble Co. (The)	225,415	18,952,893

		27,581,787

Personal Products (0.1%)
Coty, Inc., Class A	63,126	1,155,837
Estee Lauder Cos., Inc. (The), Class A	15,036	1,150,104

		2,305,941

Tobacco (1.0%)
Altria Group, Inc.	133,486	9,026,323
Philip Morris International, Inc.	151,986	13,905,200
Reynolds American, Inc.	56,559	3,169,566

		26,101,089

Total Consumer Staples		166,430,184

Energy (5.0%)
Energy Equipment & Services (0.8%)
Baker Hughes, Inc.	29,234	1,899,333
Ensco plc, Class A	51,116	496,848
FMC Technologies, Inc.*	15,415	547,695
Halliburton Co.	109,325	5,913,389
Helmerich & Payne, Inc. (x)	7,458	577,249
National Oilwell Varco, Inc.	25,800	965,952
Schlumberger Ltd.	123,441	10,362,872
Transocean Ltd. (x)*	21,978	323,956

		21,087,294

Oil, Gas & Consumable Fuels (4.2%)
Anadarko Petroleum Corp.	38,267	2,668,358
Apache Corp.	25,896	1,643,619
Cabot Oil & Gas Corp.	32,027	748,151
Chesapeake Energy Corp. (x)*	46,352	325,391
Chevron Corp.	159,486	18,771,502
Cimarex Energy Co.	6,426	873,293
Concho Resources, Inc.*	9,711	1,287,679
ConocoPhillips	110,214	5,526,130
Devon Energy Corp.	96,500	4,407,155
Enbridge, Inc.	39,900	1,680,588
EOG Resources, Inc.	78,569	7,943,326
EQT Corp.	11,962	782,315
Exxon Mobil Corp.	283,296	25,570,296
Hess Corp.	18,390	1,145,513
Kinder Morgan, Inc.	212,359	4,397,955
Kosmos Energy Ltd. (x)*	378,925	2,656,264
Marathon Oil Corp.	57,884	1,001,972
Marathon Petroleum Corp.	36,125	1,818,894
Murphy Oil Corp.	10,762	335,021
Newfield Exploration Co.*	13,504	546,912
Noble Energy, Inc.	68,408	2,603,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	79,491	$5,662,144
ONEOK, Inc.	14,311	821,595
Phillips 66	30,363	2,623,667
Pioneer Natural Resources Co.	11,588	2,086,651
Range Resources Corp.	13,350	458,706
Southwestern Energy Co.*	35,049	379,230
Spectra Energy Corp.	47,899	1,968,170
Tesoro Corp.	8,242	720,763
Valero Energy Corp.	31,519	2,153,378
Williams Cos., Inc. (The)	46,663	1,453,086

		105,061,332

Total Energy		126,148,626

Financials (12.3%)
Banks (6.0%)
Bank of America Corp.	692,934	15,313,841
BB&T Corp.	55,646	2,616,475
CIT Group, Inc.	69,900	2,983,332
Citigroup, Inc.	550,096	32,692,205
Citizens Financial Group, Inc.	303,525	10,814,596
Comerica, Inc.	11,792	803,153
Fifth Third Bancorp	52,358	1,412,095
Huntington Bancshares, Inc.	73,241	968,246
JPMorgan Chase & Co.	436,711	37,683,792
KeyCorp	75,256	1,374,927
M&T Bank Corp.	10,598	1,657,845
People’s United Financial, Inc. (x)	21,147	409,406
PNC Financial Services Group, Inc. (The)‡	33,573	3,926,699
Regions Financial Corp.	84,878	1,218,847
SunTrust Banks, Inc.	34,256	1,878,942
U.S. Bancorp	109,915	5,646,334
Wells Fargo & Co.	466,965	25,734,441
Zions Bancorp	14,149	608,973

		147,744,149

Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	3,632	527,730
Ameriprise Financial, Inc.	11,244	1,247,409
Ares Capital Corp. (x)	355,275	5,858,485
Bank of New York Mellon Corp. (The)	72,943	3,456,039
BlackRock, Inc.‡	8,336	3,172,181
Charles Schwab Corp. (The)	82,252	3,246,486
CME Group, Inc.	44,811	5,168,949
E*TRADE Financial Corp.*	19,406	672,418
Franklin Resources, Inc.	23,874	944,933
Goldman Sachs Group, Inc. (The)	25,359	6,072,213
Intercontinental Exchange, Inc.	91,695	5,173,432
Invesco Ltd.	71,905	2,181,598
Moody’s Corp.	71,982	6,785,743
Morgan Stanley	98,755	4,172,399
Nasdaq, Inc.	7,802	523,670
Northern Trust Corp.	14,552	1,295,856
S&P Global, Inc.	18,036	1,939,591
State Street Corp.	25,047	1,946,653
T Rowe Price Group, Inc.	16,981	1,277,990

		55,663,775

Consumer Finance (0.4%)
American Express Co.	53,014	$3,927,277
Capital One Financial Corp.	33,073	2,885,289
Discover Financial Services	27,576	1,987,954
Navient Corp.	23,122	379,894
Synchrony Financial	54,125	1,963,114

		11,143,528

Diversified Financial Services (1.1%)
Berkshire Hathaway, Inc., Class B*	166,865	27,195,658
Leucadia National Corp.	21,900	509,175

		27,704,833

Insurance (2.4%)
Aflac, Inc.	27,982	1,947,547
Allstate Corp. (The)	25,378	1,881,017
American International Group, Inc.	66,912	4,370,023
Aon plc	60,689	6,768,644
Arthur J. Gallagher & Co.	104,599	5,434,964
Assurant, Inc.	4,273	396,791
Assured Guaranty Ltd.	199,029	7,517,325
Chubb Ltd.	61,897	8,177,833
Cincinnati Financial Corp.	10,153	769,090
Hartford Financial Services Group, Inc. (The)	26,369	1,256,483
Lincoln National Corp.	15,904	1,053,958
Loews Corp.	18,822	881,434
Marsh & McLennan Cos., Inc.	87,053	5,883,912
MetLife, Inc.	75,074	4,045,738
Principal Financial Group, Inc.	18,273	1,057,276
Progressive Corp. (The)	39,756	1,411,338
Prudential Financial, Inc.	29,856	3,106,815
Torchmark Corp.	7,551	556,962
Travelers Cos., Inc. (The)	19,696	2,411,184
Unum Group	16,447	722,517
Willis Towers Watson plc	8,866	1,084,134
XL Group Ltd.	18,408	685,882

		61,420,867

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
PennyMac Mortgage Investment Trust (REIT)	371,863	6,087,397

Total Financials		309,764,549

Health Care (11.5%)
Biotechnology (2.3%)
AbbVie, Inc.	111,261	6,967,164
Agios Pharmaceuticals, Inc. (x)*	59,600	2,487,108
Alexion Pharmaceuticals, Inc.*	15,320	1,874,402
Amgen, Inc.	51,128	7,475,425
Biogen, Inc.*	14,970	4,245,193
Celgene Corp.*	52,955	6,129,541
Gilead Sciences, Inc.	159,214	11,401,314
Incyte Corp.*	74,800	7,500,196
Kite Pharma, Inc. (x)*	43,200	1,937,088
Regeneron Pharmaceuticals, Inc.*	5,156	1,892,716
Seattle Genetics, Inc.*	51,200	2,701,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ultragenyx Pharmaceutical, Inc. (x)*	37,300	$2,622,563
Vertex Pharmaceuticals, Inc.*	16,928	1,247,086

		58,481,620

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	100,429	3,857,478
Baxter International, Inc.	33,443	1,482,863
Becton Dickinson and Co.	14,547	2,408,256
Boston Scientific Corp.*	92,965	2,010,833
C.R. Bard, Inc.	5,018	1,127,344
Cooper Cos., Inc. (The)	3,245	567,648
Danaher Corp.	80,147	6,238,642
DENTSPLY SIRONA, Inc.	15,897	917,734
Edwards Lifesciences Corp.*	14,544	1,362,773
Hologic, Inc.*	18,670	749,040
Intuitive Surgical, Inc.*	2,630	1,667,867
Medtronic plc	378,564	26,965,113
St. Jude Medical, Inc.	19,466	1,560,979
Stryker Corp.	21,225	2,542,967
Varian Medical Systems, Inc.*	6,234	559,689
Zimmer Biomet Holdings, Inc.	13,665	1,410,228

		55,429,454

Health Care Providers & Services (2.7%)
Aetna, Inc.	48,867	6,059,997
AmerisourceBergen Corp.	12,339	964,786
Anthem, Inc.	17,980	2,584,985
Cardinal Health, Inc.	21,766	1,566,499
Centene Corp.*	11,959	675,803
Cigna Corp.	17,529	2,338,193
DaVita, Inc.*	50,978	3,272,788
Envision Healthcare Corp.*	228,584	14,467,080
Express Scripts Holding Co.*	69,063	4,750,844
HCA Holdings, Inc.*	20,178	1,493,576
Henry Schein, Inc.*	5,502	834,708
Humana, Inc.	10,184	2,077,842
Laboratory Corp. of America Holdings*	6,947	891,856
McKesson Corp.	15,420	2,165,739
Patterson Cos., Inc. (x)	5,949	244,087
Quest Diagnostics, Inc.	9,462	869,558
UnitedHealth Group, Inc.	143,692	22,996,467
Universal Health Services, Inc., Class B	6,034	641,897

		68,896,705

Health Care Technology (0.2%)
Cerner Corp.*	82,688	3,916,931

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	22,611	1,030,157
Illumina, Inc.*	10,016	1,282,449
Mettler-Toledo International, Inc.*	1,798	752,571
PerkinElmer, Inc.	7,885	411,203
Thermo Fisher Scientific, Inc.	154,651	21,821,256
Waters Corp.*	5,436	730,544

		26,028,180

Pharmaceuticals (3.1%)
Allergan plc*	25,631	5,382,766
Bristol-Myers Squibb Co.	114,152	6,671,043

Eli Lilly & Co.	93,864	$6,903,697
Endo International plc*	13,114	215,988
GlaxoSmithKline plc (ADR) (x)	125,608	4,837,164
Johnson & Johnson	186,555	21,493,002
Mallinckrodt plc*	7,177	357,558
Merck & Co., Inc.	188,917	11,121,544
Mylan NV*	31,429	1,199,016
Perrigo Co. plc	9,789	814,738
Pfizer, Inc.	414,401	13,459,744
Phibro Animal Health Corp., Class A	144,822	4,243,285
Zoetis, Inc.	33,821	1,810,438

		78,509,983

Total Health Care		291,262,873

Industrials (7.9%)
Aerospace & Defense (2.1%)
Arconic, Inc.	29,423	545,502
Boeing Co. (The)	39,636	6,170,533
General Dynamics Corp.	91,105	15,730,190
Hexcel Corp.	66,325	3,411,758
L-3 Communications Holdings, Inc.	5,277	802,684
Lockheed Martin Corp.	17,247	4,310,715
Northrop Grumman Corp.	12,200	2,837,476
Raytheon Co.	20,161	2,862,862
Rockwell Collins, Inc.	8,744	811,093
Textron, Inc.	18,228	885,152
TransDigm Group, Inc.	26,717	6,651,465
United Technologies Corp.	52,511	5,756,256

		50,775,686

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	57,287	4,196,846
Expeditors International of Washington, Inc.	12,789	677,305
FedEx Corp.	16,689	3,107,492
United Parcel Service, Inc., Class B	78,883	9,043,147

		17,024,790

Airlines (0.3%)
Alaska Air Group, Inc.	8,420	747,107
American Airlines Group, Inc.	36,203	1,690,318
Delta Air Lines, Inc.	51,165	2,516,806
Southwest Airlines Co.	42,374	2,111,920
United Continental Holdings, Inc.*	20,044	1,460,807

		8,526,958

Building Products (0.2%)
Allegion plc	6,654	425,856
Fortune Brands Home & Security, Inc.	10,397	555,824
Johnson Controls International plc	64,490	2,656,343
Masco Corp.	22,449	709,837

		4,347,860

Commercial Services & Supplies (0.4%)
Cintas Corp.	6,020	695,671
Covanta Holding Corp.	210,550	3,284,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pitney Bowes, Inc.	11,909	$180,898
Republic Services, Inc.	15,928	908,692
Stericycle, Inc.*	5,667	436,586
Waste Connections, Inc.	47,363	3,722,258
Waste Management, Inc.	27,800	1,971,298

		11,199,983

Construction & Engineering (0.1%)
Fluor Corp.	9,423	494,896
Jacobs Engineering Group, Inc.*	8,575	488,775
Quanta Services, Inc.*	10,689	372,512

		1,356,183

Electrical Equipment (0.4%)
Acuity Brands, Inc.	3,070	708,740
AMETEK, Inc.	15,555	755,973
Eaton Corp. plc	86,734	5,818,984
Emerson Electric Co.	43,966	2,451,105
Rockwell Automation, Inc.	8,841	1,188,230

		10,923,032

Industrial Conglomerates (1.7%)
3M Co.	41,292	7,373,512
General Electric Co.	606,624	19,169,319
Honeywell International, Inc.	133,407	15,455,201
Roper Technologies, Inc.	6,831	1,250,619

		43,248,651

Machinery (1.0%)
Allison Transmission Holdings, Inc.	106,845	3,599,608
Caterpillar, Inc.	39,914	3,701,624
Cummins, Inc.	10,579	1,445,832
Deere & Co.	19,763	2,036,380
Dover Corp.	10,604	794,558
Flowserve Corp. (x)	9,251	444,511
Fortive Corp.	20,540	1,101,560
IDEX Corp.	24,137	2,173,778
Illinois Tool Works, Inc.	21,826	2,672,812
Ingersoll-Rand plc	17,626	1,322,655
PACCAR, Inc.	23,948	1,530,277
Parker-Hannifin Corp.	9,080	1,271,200
Pentair plc	11,153	625,349
Snap-on, Inc.	3,959	678,058
Stanley Black & Decker, Inc.	10,277	1,178,669
Xylem, Inc.	12,493	618,653

		25,195,524

Professional Services (0.2%)
Dun & Bradstreet Corp. (The)	2,421	293,716
Equifax, Inc.	8,100	957,663
Nielsen Holdings plc	78,647	3,299,241
Robert Half International, Inc.	8,891	433,703
Verisk Analytics, Inc.*	10,736	871,441

		5,855,764

Road & Rail (0.7%)
Canadian National Railway Co.	33,200	2,237,680
CSX Corp.	64,629	2,322,120
JB Hunt Transport Services, Inc.	6,022	584,556
Kansas City Southern	7,553	640,872
Norfolk Southern Corp.	20,055	2,167,344

Ryder System, Inc.	3,420	$254,585
Union Pacific Corp.	88,904	9,217,566

		17,424,723

Trading Companies & Distributors (0.1%)
Fastenal Co.	19,453	913,902
United Rentals, Inc.*	5,687	600,433
WW Grainger, Inc.	3,895	904,614

		2,418,949

Total Industrials		198,298,103

Information Technology (17.6%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	343,627	10,384,407
F5 Networks, Inc.*	4,414	638,794
Harris Corp.	8,589	880,115
Juniper Networks, Inc.	25,860	730,804
Motorola Solutions, Inc.	11,327	938,895
Nokia OYJ	547,016	2,641,846

		16,214,861

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	21,092	1,417,382
CDW Corp.	82,892	4,317,845
Corning, Inc.	64,995	1,577,429
FLIR Systems, Inc.	9,812	355,096
Jabil Circuit, Inc.	176,683	4,182,087
TE Connectivity Ltd.	24,291	1,682,880
Trimble, Inc.*	92,000	2,773,800

		16,306,519

Internet Software & Services (3.7%)
Akamai Technologies, Inc.*	12,198	813,363
Alphabet, Inc., Class A*	20,273	16,065,339
Alphabet, Inc., Class C*	55,604	42,916,280
eBay, Inc.*	71,734	2,129,782
Facebook, Inc., Class A*	228,826	26,326,431
GoDaddy, Inc., Class A*	37,600	1,314,120
Marin Software, Inc.*	301,682	708,953
VeriSign, Inc. (x)*	22,100	1,681,147
Yahoo!, Inc.*	59,823	2,313,355

		94,268,770

IT Services (3.0%)
Accenture plc, Class A	69,884	8,185,513
Alliance Data Systems Corp.	3,985	910,573
Automatic Data Processing, Inc.	31,166	3,203,241
Broadridge Financial Solutions, Inc.	106,450	7,057,635
Cognizant Technology Solutions Corp., Class A*	135,766	7,606,969
CSRA, Inc.	10,563	336,326
Fidelity National Information Services, Inc.	22,397	1,694,109
Fiserv, Inc.*	15,018	1,596,113
Global Payments, Inc.	10,310	715,617
International Business Machines Corp.	59,425	9,863,956
Jack Henry & Associates, Inc.	25,459	2,260,250
Mastercard, Inc., Class A	122,064	12,603,108
Paychex, Inc.	21,922	1,334,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

PayPal Holdings, Inc.*	76,684	$3,026,717
Teradata Corp.*	9,568	259,963
Total System Services, Inc.	11,465	562,129
Visa, Inc., Class A	177,058	13,814,065
Western Union Co. (The)	32,841	713,307
Xerox Corp.	56,525	493,463

		76,237,665

Semiconductors & Semiconductor Equipment (3.1%)
Analog Devices, Inc.	45,306	3,290,122
Applied Materials, Inc.	73,846	2,383,010
ASML Holding NV (N.Y. Shares)	40,941	4,593,580
Broadcom Ltd.	120,974	21,384,574
First Solar, Inc. (x)*	5,752	184,582
Intel Corp.	323,219	11,723,153
KLA-Tencor Corp.	10,453	822,442
Lam Research Corp.	10,949	1,157,638
Linear Technology Corp.	16,181	1,008,885
Microchip Technology, Inc.	14,576	935,050
Micron Technology, Inc.*	70,665	1,548,977
NVIDIA Corp.	36,551	3,901,454
ON Semiconductor Corp.*	291,154	3,715,125
Qorvo, Inc.*	8,848	466,555
QUALCOMM, Inc.	100,679	6,564,271
Skyworks Solutions, Inc.	12,810	956,395
SolarEdge Technologies, Inc. (x)*	133,855	1,659,802
Texas Instruments, Inc.	133,214	9,720,626
Xilinx, Inc.	17,298	1,044,280

		77,060,521

Software (3.2%)
Activision Blizzard, Inc.	260,050	9,390,406
Adobe Systems, Inc.*	34,043	3,504,727
Autodesk, Inc.*	13,331	986,627
CA, Inc.	21,153	672,031
Citrix Systems, Inc.*	10,639	950,169
Electronic Arts, Inc.*	20,548	1,618,360
Intuit, Inc.	16,741	1,918,686
Microsoft Corp.	753,555	46,825,908
Mobileye NV*	18,500	705,220
Oracle Corp.	205,613	7,905,820
Red Hat, Inc.*	12,372	862,328
salesforce.com, Inc.*	43,991	3,011,624
Symantec Corp.	42,057	1,004,742
Tableau Software, Inc., Class A*	14,300	602,745

		79,959,393

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	613,824	71,093,096
Hewlett Packard Enterprise Co.	155,127	3,589,639
HP, Inc.	435,673	6,465,387
NetApp, Inc.	49,083	1,731,157
Seagate Technology plc	20,401	778,706
Western Digital Corp.	19,421	1,319,657

		84,977,642

Total Information Technology		445,025,371

Materials (2.2%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	14,795	$2,127,817
Albemarle Corp.	7,665	659,803
CF Industries Holdings, Inc.	16,265	512,022
Dow Chemical Co. (The)	76,984	4,405,025
Eastman Chemical Co.	10,235	769,774
Ecolab, Inc.	17,929	2,101,637
EI du Pont de Nemours & Co.	59,733	4,384,402
FMC Corp.	9,369	529,911
International Flavors & Fragrances, Inc.	71,046	8,371,351
LyondellBasell Industries NV, Class A	23,290	1,997,816
Monsanto Co.	68,040	7,158,489
Mosaic Co. (The)	23,925	701,720
Potash Corp. of Saskatchewan, Inc.	134,500	2,433,105
PPG Industries, Inc.	18,192	1,723,874
Praxair, Inc.	32,487	3,807,152
Sherwin-Williams Co. (The)	5,481	1,472,964

		43,156,862

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	4,334	960,111
Vulcan Materials Co.	9,088	1,137,363

		2,097,474

Containers & Packaging (0.2%)
Avery Dennison Corp.	5,908	414,860
Ball Corp.	12,096	908,047
International Paper Co.	28,093	1,490,614
Sealed Air Corp.	13,371	606,241
WestRock Co.	17,182	872,330

		4,292,092

Metals & Mining (0.2%)
Allegheny Technologies, Inc. (x)	34,287	546,192
Barrick Gold Corp.	23,356	373,229
Freeport-McMoRan, Inc.*	104,505	1,378,421
Newmont Mining Corp.	36,250	1,235,038
Nucor Corp.	33,260	1,979,634

		5,512,514

Total Materials		55,058,942

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
American Tower Corp. (REIT)	86,362	9,126,736
Apartment Investment & Management Co. (REIT), Class A	11,071	503,177
AvalonBay Communities, Inc. (REIT)	9,381	1,661,844
Boston Properties, Inc. (REIT)	10,500	1,320,690
Crown Castle International Corp. (REIT)	67,235	5,833,981
Digital Realty Trust, Inc. (REIT) (x)	10,156	997,929
Equinix, Inc. (REIT)	4,856	1,735,583
Equity Residential (REIT)	24,975	1,607,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Essex Property Trust, Inc. (REIT)	4,475	$1,040,438
Extra Space Storage, Inc. (REIT)	8,861	684,424
Federal Realty Investment Trust (REIT)	4,981	707,850
General Growth Properties, Inc. (REIT)	39,894	996,552
HCP, Inc. (REIT)	31,945	949,405
Host Hotels & Resorts, Inc. (REIT)	50,360	948,782
Iron Mountain, Inc. (REIT)	75,426	2,449,836
Kimco Realty Corp. (REIT)	28,698	722,042
Macerich Co. (The) (REIT)	8,366	592,647
Mid-America Apartment Communities, Inc. (REIT)	7,750	758,880
Outfront Media, Inc. (REIT)	49,200	1,223,604
Prologis, Inc. (REIT)	36,001	1,900,493
Public Storage (REIT)	10,188	2,277,018
Realty Income Corp. (REIT)	17,665	1,015,384
Simon Property Group, Inc. (REIT)	21,468	3,814,220
SL Green Realty Corp. (REIT)	6,745	725,425
UDR, Inc. (REIT)	18,656	680,571
Ventas, Inc. (REIT)	24,004	1,500,730
Vornado Realty Trust (REIT)	11,601	1,210,796
Welltower, Inc. (REIT)	24,453	1,636,639
Weyerhaeuser Co. (REIT)	51,153	1,539,194

		50,162,261

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	65,199	2,053,117

Total Real Estate		52,215,378

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	420,301	17,875,402
CenturyLink, Inc. (x)	37,300	886,994
Frontier Communications Corp. (x)	81,724	276,227
Level 3 Communications, Inc.*	84,556	4,765,576
Verizon Communications, Inc.	278,490	14,865,796

		38,669,995

Wireless Telecommunication Services (0.1%)
China Mobile Ltd.	350,300	3,713,284

Total Telecommunication Services		42,383,279

Utilities (1.9%)
Electric Utilities (1.2%)
Alliant Energy Corp.	15,438	584,946
American Electric Power Co., Inc.	33,593	2,115,015
Duke Energy Corp.	47,068	3,653,418
Edison International	22,259	1,602,425
Entergy Corp.	12,125	890,824
Eversource Energy	21,671	1,196,889
Exelon Corp.	63,050	2,237,645
FirstEnergy Corp.	28,775	891,162
Fortis, Inc.	121,822	3,761,863

NextEra Energy, Inc.	31,910	$3,811,969
PG&E Corp.	34,058	2,069,705
Pinnacle West Capital Corp.	7,784	607,386
PPL Corp.	46,327	1,577,434
Southern Co. (The)	66,865	3,289,089
Xcel Energy, Inc.	34,703	1,412,412

		29,702,182

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	190,487	2,213,459
NRG Energy, Inc.	20,148	247,014

		2,460,473

Multi-Utilities (0.6%)
Ameren Corp.	16,262	853,105
CenterPoint Energy, Inc.	30,289	746,321
CMS Energy Corp.	19,267	801,893
Consolidated Edison, Inc.	20,797	1,532,323
Dominion Resources, Inc.	42,752	3,274,376
DTE Energy Co.	12,259	1,207,634
NiSource, Inc.	21,338	472,423
Public Service Enterprise Group, Inc.	34,564	1,516,668
SCANA Corp.	9,811	718,950
Sempra Energy	32,066	3,227,122
WEC Energy Group, Inc.	21,563	1,264,670

		15,615,485

Water Utilities (0.0%)
American Water Works Co., Inc.	12,154	879,463

Total Utilities		48,657,603

Total Common Stocks (80.3%) (Cost $1,370,793,005)		2,025,744,375

EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund (x)	266,144	59,879,738
iShares Morningstar Large-Cap Fund (x)	218,302	28,962,126
iShares Morningstar Large-Cap Growth Fund	34,098	4,126,540
iShares Morningstar Large-Cap Value Fund	61,863	5,822,001
iShares Russell 1000 Fund (x)	253,599	31,562,932
iShares Russell 1000 Growth Fund	41,097	4,311,075
iShares Russell 1000 Value Fund	56,525	6,332,496
iShares S&P 100 Fund (x)	56,815	5,641,730
iShares S&P 500 Growth Fund (x)	34,748	4,231,959
iShares S&P 500 Value Fund (x)	61,346	6,219,257
Vanguard Growth ETF	31,700	3,533,916
Vanguard Large-Cap ETF (x)	308,313	31,562,002
Vanguard Value ETF	63,300	5,887,533

Total Exchange Traded Funds (7.9%) (Cost $133,852,883)		198,073,305

MASTER LIMITED PARTNERSHIPS:
Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Enterprise Products Partners LP	288,634	7,804,663

Total Energy		7,804,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Financials (0.4%)
Capital Markets (0.4%)
Apollo Global Management LLC, Class A	306,314	$5,930,239
Oaktree Capital Group LLC	135,992	5,099,700

Total Financials		11,029,939

Total Master Limited Partnerships (0.7%) (Cost $18,744,983)		18,834,602

SHORT-TERM INVESTMENTS:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	46,127,957	46,141,795

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,707,150, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $2,761,143. (xx)	$2,707,000	2,707,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $1,500,118, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $1,530,000. (xx)	1,500,000	1,500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $629,741, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $642,287. (xx)	629,693	629,693
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $9,001,050, collateralized by various Common Stocks; total market value $10,003,995. (xx)	9,000,000	9,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $9,101,062, collateralized by various Common Stocks; total market value $10,115,151. (xx)	9,100,000	9,100,000

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $800,084, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $816,003. (xx)	$800,000	$800,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $4,247,505, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $4,332,215. (xx)	4,247,269	4,247,269
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $1,000,084, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,020,517. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $2,600,303, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,653,344. (xx)	2,600,000	2,600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $2,371,281, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,419,779. (xx)	2,371,131	2,371,131
Natixis, 0.75%, dated 12/29/16, due 1/5/17,repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $10,000,667, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $10,200,680. (xx)	$10,000,000	$10,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,200,067, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,224,068. (xx)	1,200,000	1,200,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $1,000,121, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $1,020,001. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $5,100,001. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		57,155,093

Total Short-Term Investments (4.1%) (Cost $103,292,312)		103,296,888

Total Investments (93.0%) (Cost $1,626,683,183)		2,345,949,170
Other Assets Less Liabilities (7.0%)		176,931,176

Net Assets (100%)		$2,522,880,346

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $55,978,302. This was secured by cash collateral of $57,155,093 which was subsequently invested in joint repurchase agreements with a total value of $57,155,093, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $222,048 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 01/15/17 - 08/15/46.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$3,299,639	$—	$444,914	$3,172,181	$82,076	$22,325
PNC Financial Services Group, Inc. (The)	3,708,989	—	456,602	3,926,699	77,406	15,411

	$7,008,628	$—	$901,516	$7,098,880	$159,482	$37,736

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,156	March-17	$239,824,269	$241,062,360	$1,238,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$290,499,467	$—	$—	$290,499,467
Consumer Staples	166,430,184	—	—	166,430,184
Energy	126,148,626	—	—	126,148,626
Financials	309,764,549	—	—	309,764,549
Health Care	291,262,873	—	—	291,262,873
Industrials	198,298,103	—	—	198,298,103
Information Technology	442,383,525	2,641,846	—	445,025,371
Materials	55,058,942	—	—	55,058,942
Real Estate	52,215,378	—	—	52,215,378
Telecommunication Services	38,669,995	3,713,284	—	42,383,279
Utilities	48,657,603	—	—	48,657,603
Exchange Traded Funds	198,073,305	—	—	198,073,305
Futures	1,238,091	—	—	1,238,091
Master Limited Partnerships
Energy	7,804,663	—	—	7,804,663
Financials	11,029,939	—	—	11,029,939
Short-Term Investments
Investment Companies	46,141,795	—	—	46,141,795
Repurchase Agreements	—	57,155,093	—	57,155,093

Total Assets	$2,283,677,038	$63,510,223	$—	$2,347,187,261

Total Liabilities	$—	$—	$—	$—

Total	$2,283,677,038	$63,510,223	$—	$2,347,187,261

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,238,091	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$23,611,128

Total	$23,611,128

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$2,971,178

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $236,333,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$353,237,263
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$621,937,159

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$762,152,017
Aggregate gross unrealized depreciation	(44,610,626)

Net unrealized appreciation	$717,541,391

Federal income tax cost of investments	$1,628,407,779

For the year ended December 31, 2016, the Portfolio incurred approximately $3,599 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $3,680,043)	$7,098,880
Unaffiliated Issuers (Cost $1,565,848,047)	2,281,695,197
Repurchase Agreements (Cost $57,155,093)	57,155,093
Cash	227,188,621
Foreign cash (Cost $7)	7
Cash held as collateral at broker	10,275,600
Receivable for securities sold	2,956,699
Dividends, interest and other receivables	2,693,064
Securities lending income receivable	39,962
Receivable from Separate Accounts for Trust shares sold	15,757
Other assets	8,439

Total assets	2,589,127,319

LIABILITIES
Payable for return of collateral on securities loaned	57,155,093
Payable for securities purchased	5,089,472
Payable to Separate Accounts for Trust shares redeemed	1,106,163
Investment management fees payable	1,053,466
Due to broker for futures variation margin	961,083
Distribution fees payable – Class IB	348,521
Administrative fees payable	269,102
Trustees’ fees payable	26,298
Distribution fees payable – Class IA	896
Accrued expenses	236,879

Total liabilities	66,246,973

NET ASSETS	$2,522,880,346

Net assets were comprised of:
Paid in capital	$1,820,582,126
Accumulated undistributed net investment income (loss)	1,721,304
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(19,923,594)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	720,500,510

Net assets	$2,522,880,346

Class IA
Net asset value, offering and redemption price per share, $4,211,227 / 431,848 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

Class IB
Net asset value, offering and redemption price per share, $1,632,833,318 / 167,414,043 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

Class K
Net asset value, offering and redemption price per share, $885,835,801 / 90,852,355 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

(x)	Includes value of securities on loan of $55,978,302.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($159,482 of dividend income received from affiliates) (net of $143,745 foreign withholding tax)	$48,714,251
Interest	506,970
Securities lending (net)	296,866

Total income	49,518,087

EXPENSES
Investment management fees	12,213,490
Distribution fees – Class IB	4,049,356
Administrative fees	3,125,493
Printing and mailing expenses	170,826
Custodian fees	157,850
Professional fees	147,225
Trustees’ fees	61,087
Distribution fees – Class IA	10,591
Miscellaneous	67,360

Gross expenses	20,003,278
Less: Waiver from investment manager	(165,494)

Net expenses	19,837,784

NET INVESTMENT INCOME (LOSS)	29,680,303

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($37,736 of realized gain (loss) from affiliates)	14,009,558
Net distributions of realized gain received from underlying funds	419
Futures	23,611,128
Foreign currency transactions	(2,496)

Net realized gain (loss)	37,618,609

Change in unrealized appreciation (depreciation) on:
Investments ($991,768 of change in unrealized appreciation (depreciation) from affiliates)	163,887,539
Futures	2,971,178
Foreign currency translations	2,178

Net change in unrealized appreciation (depreciation)	166,860,895

NET REALIZED AND UNREALIZED GAIN (LOSS)	204,479,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$234,159,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,680,303	$27,800,264
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	37,618,609	122,905,609
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	166,860,895	(135,199,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	234,159,807	15,506,782

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(42,546)	(43,276)
Class IB	(16,549,260)	(16,427,968)
Class K	(11,214,744)	(10,803,284)

	(27,806,550)	(27,274,528)

Distributions from net realized capital gains
Class IA	(41,979)	(66,548)
Class IB	(16,194,348)	(25,440,538)
Class K	(8,753,826)	(13,261,815)

	(24,990,153)	(38,768,901)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(52,796,703)	(66,043,429)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,592 and 30,807 shares, respectively ]	226,752	287,348
Capital shares issued in reinvestment of dividends and distributions [ 8,601 and 12,362 shares, respectively ]	84,525	109,824
Capital shares repurchased [ (77,005) and (144,164) shares, respectively ]	(720,868)	(1,358,256)

Total Class IA transactions	(409,591)	(961,084)

Class IB
Capital shares sold [ 2,027,368 and 2,594,839 shares, respectively ]	18,575,062	24,200,399
Capital shares issued in reinvestment of dividends and distributions [ 3,331,036 and 4,711,953 shares, respectively ]	32,743,608	41,868,506
Capital shares repurchased [ (24,994,362) and (26,050,797) shares, respectively ]	(230,277,675)	(243,151,862)

Total Class IB transactions	(178,959,005)	(177,082,957)

Class K
Capital shares sold [ 1,472,161 and 351,963 shares, respectively ]	12,632,270	3,261,145
Capital shares issued in reinvestment of dividends and distributions [ 2,031,633 and 2,708,312 shares, respectively ]	19,968,570	24,065,099
Capital shares repurchased [ (10,613,529) and (10,765,898) shares, respectively ]	(97,864,928)	(100,673,342)

Total Class K transactions	(65,264,088)	(73,347,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(244,632,684)	(251,391,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,269,580)	(301,927,786)
NET ASSETS:
Beginning of year	2,586,149,926	2,888,077,712

End of year (a)	$2,522,880,346	$2,586,149,926

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,721,304	$745,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.06	$9.25	$8.71	$6.92	$6.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.06	0.06	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.79	(0.04)	0.94	2.12	0.90

Total from investment operations	0.89	0.04	1.00	2.18	0.98

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.06)	(0.04)	(0.08)
Distributions from net realized gains	(0.10)	(0.14)	(0.40)	(0.35)	(0.58)

Total dividends and distributions	(0.20)	(0.23)	(0.46)	(0.39)	(0.66)

Net asset value, end of year	$9.75	$9.06	$9.25	$8.71	$6.92

Total return	9.78%	0.45%	11.56%	31.62%	14.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,211	$4,308	$5,337	$1,161	$906
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.89%	0.93%	0.96%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.89%	0.93%	0.96%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%	0.88%	0.89%	0.93%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.11%	0.90%	0.71%	0.76%	1.08%
After waivers, reimbursements and fees paid indirectly (f)	1.11%	0.90%	0.71%	0.76%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	1.10%	0.90%	0.71%	0.76%	1.08%
Portfolio turnover rate^	16%	31%	21%	46%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.06	$9.26	$8.71	$6.92	$6.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.07	0.06	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.79	(0.06)	0.94	2.12	0.90

Total from investment operations	0.89	0.03	1.01	2.18	0.98

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.06)	(0.04)	(0.08)
Distributions from net realized gains	(0.10)	(0.14)	(0.40)	(0.35)	(0.58)

Total dividends and distributions	(0.20)	(0.23)	(0.46)	(0.39)	(0.66)

Net asset value, end of year	$9.75	$9.06	$9.26	$8.71	$6.92

Total return	9.78%	0.34%	11.68%	31.61%	14.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,632,833	$1,694,587	$1,904,860	$1,953,737	$168,607
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.89%	0.93%	0.96%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.89%	0.93%	0.96%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%	0.88%	0.89%	0.93%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.10%	0.92%	0.79%	0.72%	1.08%
After waivers, reimbursements and fees paid indirectly (f)	1.10%	0.92%	0.79%	0.72%	1.08%
Before waivers, reimbursements and fees paid indirectly (f)	1.10%	0.92%	0.79%	0.72%	1.08%
Portfolio turnover rate^	16%	31%	21%	46%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.06	$9.25	$8.71	$6.92	$6.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.11	0.09	0.08	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.79	(0.05)	0.94	2.12	0.90

Total from investment operations	0.92	0.06	1.03	2.20	1.00

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.09)	(0.06)	(0.10)
Distributions from net realized gains	(0.10)	(0.14)	(0.40)	(0.35)	(0.58)

Total dividends and distributions	(0.23)	(0.25)	(0.49)	(0.41)	(0.68)

Net asset value, end of year	$9.75	$9.06	$9.25	$8.71	$6.92

Total return	10.06%	0.70%	11.84%	31.95%	15.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$885,836	$887,254	$977,881	$456,889	$391,301
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63%	0.63%	0.64%	0.68%	0.71%
After waivers, reimbursements and fees paid indirectly (f)	0.63%	0.63%	0.64%	0.68%	0.71%
Before waivers, reimbursements and fees paid indirectly (f)	0.64%	0.63%	0.64%	0.68%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.35%	1.17%	1.00%	1.01%	1.33%
After waivers, reimbursements and fees paid indirectly (f)	1.35%	1.17%	1.00%	1.01%	1.33%
Before waivers, reimbursements and fees paid indirectly (f)	1.35%	1.17%	1.00%	1.01%	1.33%
Portfolio turnover rate^	16%	31%	21%	46%	24%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ad)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Loomis, Sayles & Company, L.P.

➢	HS Management Partners, LLC

➢	Polen Capital Management, LLC (Effective December 9, 2016, Polen Capital Management, LLC and HS Management Partners, LLC replaced Wells Capital Management Inc. as sub-advisers to the Portfolio.)

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.48%	13.42%	7.28%
Portfolio – Class IB Shares	5.53	13.43	7.15
Portfolio – Class K Shares*	5.79	13.72	13.59
Russell 1000® Growth Index	7.08	14.50	8.33
Volatility Managed Index – Large Cap Growth	8.60	14.73	9.53
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.53% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 1000® Growth Index and the Volatility Managed Index — Large Cap Growth, returned 7.08% and 8.60%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000® Growth Index.

Portfolio Highlights

What helped performance during the year:

•	Underweight positioning in the health care sector was the largest contributor to relative returns during the period, followed by overweight positioning in the financials sector.

•	Consumer discretionary stock selection added to relative performance for the period.

•

An underweight position in Gilead Sciences, a health care sector company which performed poorly amid investor concerns related to increasing competition for the company’s hepatitis-C medication and to the strength of the company’s pipeline, added to relative performance.

•	Shares of ARM Holdings plc, a leading semiconductor intellectual property supplier, were up on news of an all cash acquisition by Softbank Group Corporation, adding to relative performance.

What hurt performance during the year:

•	Stock selection weighed on relative returns in the industrials, health care, financials, information technology and consumer staples sectors.

•

Novo Nordisk, a Denmark-based diabetes-focused pharmaceutical company, was the largest individual detractor from relative performance. Strong performance came from new-generation insulin therapy; however, shares were pressured as management issued lower-than-expected near-term guidance and meaningfully lowered its longer-term operating profit growth guidance.

•	Underweight positioning in the information technology sector, including an underweight in Microsoft Corp., detracted from relative performance for the year.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	27.5%
Consumer Discretionary	18.6
Health Care	12.1
Exchange Traded Funds	8.0
Consumer Staples	7.8
Investment Company	7.6
Industrials	7.6
Financials	3.0
Repurchase Agreements	2.9
Materials	2.1
Real Estate	1.7
Telecommunication Services	0.7
Energy	0.6
Utilities	0.1
Cash and Other	(0.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,053.29	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.37
Class IB
Actual	1,000.00	1,053.31	4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.37
Class K
Actual	1,000.00	1,054.80	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.10

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.6%)
Auto Components (0.2%)
Adient plc*	4,706	$275,772
BorgWarner, Inc.	6,369	251,193
Delphi Automotive plc	111,346	7,499,153
Gentex Corp.	41,584	818,789
Lear Corp.	13,990	1,851,856
Visteon Corp.	7,623	612,432

		11,309,195

Automobiles (0.4%)
Ferrari NV	58,730	3,414,562
Harley-Davidson, Inc.	41,788	2,437,912
Tesla Motors, Inc. (x)*	53,917	11,521,524
Thor Industries, Inc.	11,120	1,112,556

		18,486,554

Distributors (0.1%)
Genuine Parts Co.	31,867	3,044,573
LKQ Corp.*	70,417	2,158,281
Pool Corp.	9,296	969,945

		6,172,799

Diversified Consumer Services (0.1%)
Service Corp. International	43,166	1,225,915
ServiceMaster Global Holdings, Inc.*	31,487	1,186,115

		2,412,030

Hotels, Restaurants & Leisure (3.6%)
Aramark	23,905	853,887
Brinker International, Inc. (x)	11,417	565,484
Carnival Corp.	196,810	10,245,929
Chipotle Mexican Grill, Inc. (x)*	6,530	2,463,900
Choice Hotels International, Inc.	5,479	307,098
Darden Restaurants, Inc.	26,720	1,943,078
Domino’s Pizza, Inc.	11,509	1,832,693
Dunkin’ Brands Group, Inc.	21,135	1,108,319
Extended Stay America, Inc.	2,462	39,761
Hilton Worldwide Holdings, Inc.	176,134	4,790,845
Hyatt Hotels Corp., Class A*	324	17,904
Las Vegas Sands Corp.	130,932	6,993,078
Marriott International, Inc., Class A	200,564	16,582,632
McDonald’s Corp.	289,342	35,218,708
MGM Resorts International*	151,145	4,357,510
Norwegian Cruise Line Holdings Ltd.*	3,585	152,470
Panera Bread Co., Class A*	5,216	1,069,749
Six Flags Entertainment Corp.	16,533	991,319
Starbucks Corp.	740,820	41,130,327
Vail Resorts, Inc.	8,985	1,449,370
Wendy’s Co. (The) (x)	28,996	392,026
Wyndham Worldwide Corp.	25,274	1,930,175
Wynn Resorts Ltd.	16,654	1,440,738
Yum! Brands, Inc.	214,516	13,585,298
Yum! China Holdings, Inc.*	550,414	14,376,814

		163,839,112

Household Durables (0.3%)
CalAtlantic Group, Inc.	2,226	$75,706
D.R. Horton, Inc.	43,303	1,183,471
Harman International Industries, Inc.	7,453	828,475
Leggett & Platt, Inc.	30,633	1,497,341
Lennar Corp., Class A	21,755	933,942
Lennar Corp., Class B (x)	1,063	36,674
Mohawk Industries, Inc.*	11,212	2,238,812
Newell Brands, Inc.	108,843	4,859,840
NVR, Inc.*	817	1,363,573
PulteGroup, Inc.	24,798	455,787
Tempur Sealy International, Inc. (x)*	12,120	827,554
Toll Brothers, Inc.*	17,530	543,430
Tupperware Brands Corp.	11,301	594,659
Whirlpool Corp.	1,772	322,096

		15,761,360

Internet & Direct Marketing Retail (4.5%)
Amazon.com, Inc.*	173,094	129,797,998
Ctrip.com International Ltd. (ADR)*	49,600	1,984,000
Expedia, Inc.	27,610	3,127,661
Groupon, Inc. (x)*	82,535	274,016
Liberty Expedia Holdings, Inc., Class A*	2,399	95,168
Liberty Interactive Corp. QVC Group*	58,219	1,163,216
Liberty Ventures*	3,598	132,658
Netflix, Inc.*	108,732	13,461,022
Priceline Group, Inc. (The)*	34,961	51,254,924
TripAdvisor, Inc.*	26,793	1,242,391

		202,533,054

Leisure Products (0.1%)
Brunswick Corp.	16,839	918,399
Hasbro, Inc.	25,976	2,020,673
Mattel, Inc.	78,883	2,173,227
Polaris Industries, Inc. (x)	14,023	1,155,355
Vista Outdoor, Inc.*	2,319	85,571

		6,353,225

Media (3.8%)
AMC Networks, Inc., Class A*	111,194	5,819,894
Cable One, Inc.	1,054	655,303
CBS Corp. (Non-Voting), Class B	88,327	5,619,364
Charter Communications, Inc., Class A*	46,417	13,364,383
Cinemark Holdings, Inc.	24,646	945,421
Clear Channel Outdoor Holdings, Inc., Class A	3,953	19,963
Comcast Corp., Class A	658,735	45,485,652
Discovery Communications, Inc., Class A*	32,821	899,624
Discovery Communications, Inc., Class C*	47,799	1,280,057
DISH Network Corp., Class A*	38,931	2,255,273
Interpublic Group of Cos., Inc. (The)	92,822	2,172,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lions Gate Entertainment Corp., Class A (x)	7,314	$196,747
Lions Gate Entertainment Corp., Class B*	20,288	497,867
Live Nation Entertainment, Inc.*	18,139	482,497
Madison Square Garden Co. (The), Class A*	471	80,781
Omnicom Group, Inc.	54,668	4,652,793
Regal Entertainment Group, Class A (x)	5,522	113,753
Scripps Networks Interactive, Inc., Class A	19,163	1,367,663
Sirius XM Holdings, Inc. (x)	407,571	1,813,691
Time Warner, Inc.	222,130	21,442,209
Tribune Media Co., Class A	1,467	51,316
Twenty-First Century Fox, Inc., Class A	194,858	5,463,818
Twenty-First Century Fox, Inc., Class B	88,102	2,400,780
Viacom, Inc., Class A	1,865	71,803
Viacom, Inc., Class B	70,339	2,468,898
Walt Disney Co. (The)	487,857	50,844,456

		170,466,969

Multiline Retail (0.4%)
Dollar General Corp.	176,206	13,051,577
Dollar Tree, Inc.*	52,431	4,046,625
Nordstrom, Inc. (x)	28,632	1,372,332
Target Corp.	14,777	1,067,343

		19,537,877

Specialty Retail (3.3%)
Advance Auto Parts, Inc.	16,373	2,769,002
AutoNation, Inc.*	6,256	304,354
AutoZone, Inc.*	13,318	10,518,423
Bed Bath & Beyond, Inc.	3,783	153,741
Burlington Stores, Inc.*	9,194	779,192
Cabela’s, Inc.*	1,452	85,015
CarMax, Inc. (x)*	44,677	2,876,752
Dick’s Sporting Goods, Inc.	15,722	834,838
Foot Locker, Inc.	27,777	1,969,112
Gap, Inc. (The)	3,450	77,418
Home Depot, Inc. (The)	312,053	41,840,065
L Brands, Inc.	9,960	655,766
Lowe’s Cos., Inc.	260,863	18,552,577
Michael’s Cos., Inc. (The)*	17,311	354,010
Murphy USA, Inc.*	5,451	335,073
O’Reilly Automotive, Inc.*	63,492	17,676,808
Ross Stores, Inc.	139,293	9,137,621
Sally Beauty Holdings, Inc.*	34,023	898,888
Signet Jewelers Ltd. (x)	33,532	3,160,726
TJX Cos., Inc. (The)	293,002	22,013,240
Tractor Supply Co.	76,104	5,769,444
Ulta Salon Cosmetics & Fragrance, Inc.*	13,537	3,451,123
Urban Outfitters, Inc.*	15,345	437,026
Williams-Sonoma, Inc. (x)	121,941	5,900,725

		150,550,939

Textiles, Apparel & Luxury Goods (1.8%)
adidas AG (ADR)	112,050	$8,801,528
Carter’s, Inc.	11,401	984,932
Coach, Inc.	12,774	447,345
Hanesbrands, Inc.	86,879	1,873,980
Kate Spade & Co.*	30,953	577,893
Lululemon Athletica, Inc. (x)*	146,909	9,547,616
LVMH Moet Hennessy Louis Vuitton SE	52,657	10,054,892
Michael Kors Holdings Ltd.*	37,181	1,598,039
NIKE, Inc., Class B	774,774	39,381,763
Ralph Lauren Corp.	919	83,004
Skechers U.S.A., Inc., Class A*	29,421	723,168
Under Armour, Inc., Class A (x)*	41,603	1,208,567
Under Armour, Inc., Class C*	43,553	1,096,229
VF Corp.	78,778	4,202,806

		80,581,762

Total Consumer Discretionary		848,004,876

Consumer Staples (7.8%)
Beverages (2.8%)
Brown-Forman Corp., Class A	11,668	539,645
Brown-Forman Corp., Class B	40,561	1,822,000
Coca-Cola Co. (The)	896,316	37,161,260
Constellation Brands, Inc., Class A	38,341	5,878,059
Diageo plc (ADR) (x)	108,675	11,295,680
Dr Pepper Snapple Group, Inc.	42,870	3,887,023
Heineken NV	142,500	10,689,187
Monster Beverage Corp.*	616,534	27,337,118
PepsiCo, Inc.	291,779	30,528,836

		129,138,808

Food & Staples Retailing (1.6%)
Casey’s General Stores, Inc.	9,041	1,074,794
Costco Wholesale Corp.	104,453	16,723,970
CVS Health Corp.	234,340	18,491,770
Kroger Co. (The)	220,221	7,599,827
Rite Aid Corp.*	235,752	1,942,596
Sprouts Farmers Market, Inc.*	31,508	596,131
Sysco Corp.	121,494	6,727,123
US Foods Holding Corp.*	10,817	297,251
Walgreens Boots Alliance, Inc.	100,341	8,304,221
Wal-Mart Stores, Inc.	169,228	11,697,039
Whole Foods Market, Inc.	12,978	399,203

		73,853,925

Food Products (1.6%)
Blue Buffalo Pet Products, Inc.*	14,447	347,306
Campbell Soup Co.	43,109	2,606,801
Conagra Brands, Inc.	79,893	3,159,768
Danone SA (ADR)	859,247	10,809,326
Flowers Foods, Inc. (x)	36,128	721,476
General Mills, Inc.	137,710	8,506,347
Hain Celestial Group, Inc. (The)*	17,143	669,091
Hershey Co. (The)	32,437	3,354,959
Hormel Foods Corp.	54,607	1,900,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ingredion, Inc.	11,911	$1,488,399
Kellogg Co.	53,049	3,910,242
Kraft Heinz Co. (The)	17,971	1,569,228
Lamb Weston Holdings, Inc.*	27,223	1,030,391
McCormick & Co., Inc. (Non-Voting)	26,745	2,496,111
Mead Johnson Nutrition Co.	15,714	1,111,923
Mondelez International, Inc., Class A	82,600	3,661,658
Nestle SA (Registered)	132,917	9,535,094
Nestle SA (Registered) (ADR)	120,325	8,632,115
Pilgrim’s Pride Corp.	2,082	39,537
Post Holdings, Inc.*	8,345	670,855
TreeHouse Foods, Inc.*	4,182	301,899
Tyson Foods, Inc., Class A	31,507	1,943,352
WhiteWave Foods Co. (The)*	40,037	2,226,057

		70,692,805

Household Products (0.6%)
Church & Dwight Co., Inc.	59,334	2,621,969
Clorox Co. (The)	25,528	3,063,871
Colgate-Palmolive Co.	36,003	2,356,036
Energizer Holdings, Inc.	4,644	207,169
Kimberly-Clark Corp.	70,912	8,092,477
Procter & Gamble Co. (The)	107,896	9,071,897
Spectrum Brands Holdings, Inc.	5,613	686,638

		26,100,057

Personal Products (0.2%)
Coty, Inc., Class A	6,100	111,691
Estee Lauder Cos., Inc. (The), Class A	91,271	6,981,320
Herbalife Ltd. (x)*	16,881	812,651
Nu Skin Enterprises, Inc., Class A	3,439	164,315

		8,069,977

Tobacco (1.0%)
Altria Group, Inc.	454,265	30,717,400
Philip Morris International, Inc.	107,439	9,829,594
Reynolds American, Inc.	117,857	6,604,706

		47,151,700

Total Consumer Staples		355,007,272

Energy (0.6%)
Energy Equipment & Services (0.2%)
Schlumberger Ltd.	134,196	11,265,754

Oil, Gas & Consumable Fuels (0.4%)
Apache Corp.	60,557	3,843,552
Cabot Oil & Gas Corp.	74,326	1,736,255
Chesapeake Energy Corp. (x)*	12,385	86,943
Cimarex Energy Co.	3,583	486,930
Continental Resources, Inc.*	9,342	481,487
Devon Energy Corp.	11,283	515,295
Diamondback Energy, Inc.*	4,271	431,627
EOG Resources, Inc.	14,403	1,456,143
Newfield Exploration Co.*	11,234	454,977
ONEOK, Inc.	48,363	2,776,520
Parsley Energy, Inc., Class A*	3,184	112,204
Southwestern Energy Co.*	115,155	1,245,977

Spectra Energy Corp.	24,943	$1,024,908
Williams Cos., Inc. (The)	26,063	811,602

		15,464,420

Total Energy		26,730,174

Financials (3.0%)
Banks (0.3%)
Citizens Financial Group, Inc.	50,482	1,798,674
First Hawaiian, Inc. (x)	628	21,867
First Republic Bank	35,816	3,300,086
JPMorgan Chase & Co.	36,000	3,106,440
Signature Bank*	7,202	1,081,740
SVB Financial Group*	8,853	1,519,706
Western Alliance Bancorp*	11,684	569,128

		11,397,641

Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	10,950	1,591,035
Ameriprise Financial, Inc.	11,052	1,226,109
Artisan Partners Asset Management, Inc., Class A	9,166	272,689
CBOE Holdings, Inc.	18,814	1,390,166
Charles Schwab Corp. (The)	293,288	11,576,077
Donnelley Financial Solutions, Inc.*	4,276	98,262
Eaton Vance Corp.	25,348	1,061,574
FactSet Research Systems, Inc.	65,131	10,644,359
Federated Investors, Inc., Class B	20,906	591,222
Interactive Brokers Group, Inc., Class A	1,399	51,077
Intercontinental Exchange, Inc.	152,559	8,607,379
Invesco Ltd.	16,755	508,347
Lazard Ltd., Class A	4,229	173,770
LPL Financial Holdings, Inc.	2,998	105,560
MarketAxess Holdings, Inc.	8,580	1,260,574
Moody’s Corp.	35,067	3,305,766
Morgan Stanley	169,300	7,152,925
Morningstar, Inc.	4,031	296,520
MSCI, Inc.	116,765	9,198,747
NorthStar Asset Management Group, Inc.	41,117	613,466
S&P Global, Inc.	61,045	6,564,779
SEI Investments Co.	335,293	16,550,062
State Street Corp.	45,800	3,559,576
T Rowe Price Group, Inc.	42,903	3,228,880
TD Ameritrade Holding Corp.	129,521	5,647,116

		95,276,037

Consumer Finance (0.2%)
American Express Co.	78,966	5,849,801
Credit Acceptance Corp. (x)*	1,843	400,871
Discover Financial Services	31,288	2,255,552

		8,506,224

Insurance (0.4%)
AmTrust Financial Services, Inc.	1,200	32,856
Aon plc	60,893	6,791,396
Arthur J. Gallagher & Co.	28,157	1,463,038
Brown & Brown, Inc.	1,692	75,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Erie Indemnity Co., Class A	4,335	$487,471
Lincoln National Corp.	12,371	819,826
Marsh & McLennan Cos., Inc.	120,751	8,161,560
Progressive Corp. (The)	13,545	480,848
XL Group Ltd.	19,651	732,196

		19,045,094

Total Financials		134,224,996

Health Care (12.1%)
Biotechnology (4.4%)
AbbVie, Inc.	375,104	23,489,012
ACADIA Pharmaceuticals, Inc. (x)*	21,899	631,567
Agios Pharmaceuticals, Inc. (x)*	6,874	286,852
Alexion Pharmaceuticals, Inc.*	99,180	12,134,673
Alkermes plc*	34,409	1,912,452
Alnylam Pharmaceuticals, Inc. (x)*	14,661	548,908
Amgen, Inc.	214,571	31,372,426
Biogen, Inc.*	69,517	19,713,631
BioMarin Pharmaceutical, Inc.*	39,338	3,258,760
Celgene Corp.*	302,751	35,043,428
Gilead Sciences, Inc.	307,130	21,993,579
Incyte Corp.*	37,632	3,773,361
Intercept Pharmaceuticals, Inc. (x)*	3,976	431,992
Intrexon Corp. (x)*	12,486	303,410
Ionis Pharmaceuticals, Inc. (x)*	27,823	1,330,774
Juno Therapeutics, Inc. (x)*	13,720	258,622
Neurocrine Biosciences, Inc.*	19,828	767,344
OPKO Health, Inc. (x)*	69,665	647,885
Regeneron Pharmaceuticals, Inc.*	82,032	30,113,127
Seattle Genetics, Inc. (x)*	22,230	1,173,077
United Therapeutics Corp.*	2,968	425,700
Vertex Pharmaceuticals, Inc.*	99,664	7,342,247

		196,952,827

Health Care Equipment & Supplies (2.2%)
ABIOMED, Inc.*	9,171	1,033,388
Alere, Inc.*	3,874	150,970
Align Technology, Inc.*	82,301	7,911,595
Baxter International, Inc.	12,391	549,417
Becton Dickinson and Co.	48,438	8,018,911
Boston Scientific Corp.*	312,095	6,750,615
C.R. Bard, Inc.	16,992	3,817,423
Cooper Cos., Inc. (The)	8,675	1,517,518
Danaher Corp.	112,890	8,787,358
DexCom, Inc.*	18,674	1,114,838
Edwards Lifesciences Corp.*	48,837	4,576,027
Hill-Rom Holdings, Inc.	13,948	783,041
Hologic, Inc.*	64,297	2,579,596
IDEXX Laboratories, Inc.*	20,475	2,401,103
Intuitive Surgical, Inc.*	19,191	12,170,356
ResMed, Inc. (x)	31,995	1,985,290
St. Jude Medical, Inc.	44,677	3,582,649
Stryker Corp.	119,340	14,298,125
Teleflex, Inc.	1,947	313,759
Varian Medical Systems, Inc.*	175,522	15,758,364
West Pharmaceutical Services, Inc.	16,782	1,423,617

Zimmer Biomet Holdings, Inc.	22,677	$2,340,266

		101,864,226

Health Care Providers & Services (2.4%)
Acadia Healthcare Co., Inc. (x)*	6,072	200,983
Aetna, Inc.	61,201	7,589,536
AmerisourceBergen Corp.	38,131	2,981,463
Anthem, Inc.	29,333	4,217,205
Cardinal Health, Inc.	69,933	5,033,078
Centene Corp.*	41,822	2,363,361
Cigna Corp.	38,144	5,088,028
DaVita, Inc.*	15,188	975,070
Envision Healthcare Corp.*	19,145	1,211,687
Express Scripts Holding Co.*	129,420	8,902,802
HCA Holdings, Inc.*	48,103	3,560,584
Henry Schein, Inc.*	18,934	2,872,477
Humana, Inc.	52,511	10,713,819
Laboratory Corp. of America Holdings*	10,735	1,378,159
McKesson Corp.	52,068	7,312,951
MEDNAX, Inc.*	14,854	990,168
Patterson Cos., Inc. (x)	19,053	781,745
Premier, Inc., Class A*	3,376	102,495
Tenet Healthcare Corp.*	19,421	288,208
UnitedHealth Group, Inc.	259,550	41,538,382
Universal Health Services, Inc., Class B	4,727	502,858
VCA, Inc.*	18,128	1,244,487
WellCare Health Plans, Inc.*	9,421	1,291,431

		111,140,977

Health Care Technology (0.3%)
athenahealth, Inc. (x)*	9,025	949,159
Cerner Corp.*	223,788	10,600,838
Inovalon Holdings, Inc., Class A (x)*	14,290	147,187
Veeva Systems, Inc., Class A*	22,187	903,011

		12,600,195

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	19,537	890,106
Bio-Techne Corp.	8,438	867,680
Bruker Corp.	24,675	522,617
Charles River Laboratories International, Inc.*	10,693	814,700
Illumina, Inc.*	52,439	6,714,289
Mettler-Toledo International, Inc.*	6,069	2,540,240
Patheon NV*	4,514	129,597
PerkinElmer, Inc.	5,524	288,077
Quintiles IMS Holdings, Inc.*	25,927	1,971,748
Thermo Fisher Scientific, Inc.	41,365	5,836,601
VWR Corp.*	1,095	27,408
Waters Corp.*	17,755	2,386,094

		22,989,157

Pharmaceuticals (2.3%)
Akorn, Inc.*	20,323	443,651
Allergan plc*	55,131	11,578,061
Bristol-Myers Squibb Co.	442,466	25,857,713
Eli Lilly & Co.	226,039	16,625,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Johnson & Johnson	110,217	$12,698,101
Merck & Co., Inc.	61,459	3,618,091
Mylan NV*	34,032	1,298,321
Novartis AG (ADR)	103,846	7,564,143
Novo Nordisk A/S (ADR)	379,668	13,614,894
Pfizer, Inc.	97,524	3,167,580
Zoetis, Inc.	167,554	8,969,166

		105,434,889

Total Health Care		550,982,271

Industrials (7.6%)
Aerospace & Defense (1.6%)
B/E Aerospace, Inc.	23,597	1,420,303
Boeing Co. (The)	176,772	27,519,864
BWX Technologies, Inc.	21,368	848,310
General Dynamics Corp.	23,516	4,060,273
HEICO Corp.	4,707	363,145
HEICO Corp., Class A	8,539	579,798
Hexcel Corp.	21,100	1,085,384
Huntington Ingalls Industries, Inc.	9,130	1,681,655
Lockheed Martin Corp.	58,925	14,727,714
Northrop Grumman Corp.	38,550	8,965,959
Raytheon Co.	26,282	3,732,044
Rockwell Collins, Inc.	30,106	2,792,633
Spirit AeroSystems Holdings, Inc., Class A	14,534	848,059
Textron, Inc.	19,261	935,314
TransDigm Group, Inc.	11,586	2,884,451

		72,444,906

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.	32,824	2,404,686
Expeditors International of Washington, Inc.	373,393	19,774,893
FedEx Corp.	70,512	13,129,334
United Parcel Service, Inc., Class B	283,176	32,463,298

		67,772,211

Airlines (0.5%)
Alaska Air Group, Inc.	22,533	1,999,353
American Airlines Group, Inc.	130,223	6,080,112
Delta Air Lines, Inc.	158,726	7,807,732
JetBlue Airways Corp.*	5,853	131,224
Southwest Airlines Co.	148,005	7,376,569

		23,394,990

Building Products (0.2%)
A.O. Smith Corp.	33,687	1,595,079
Allegion plc	22,461	1,437,504
Fortune Brands Home & Security, Inc.	35,043	1,873,399
Johnson Controls International plc	45,648	1,880,242
Lennox International, Inc.	8,602	1,317,568
Masco Corp.	49,161	1,554,471

		9,658,263

Commercial Services & Supplies (0.3%)
Cintas Corp.	20,525	2,371,868
Clean Harbors, Inc.*	1,001	55,706

Copart, Inc.*	22,717	$1,258,749
Covanta Holding Corp. (x)	25,741	401,560
KAR Auction Services, Inc.	32,179	1,371,469
LSC Communications, Inc.	4,276	126,912
Pitney Bowes, Inc.	42,428	644,481
Rollins, Inc.	22,729	767,786
RR Donnelley & Sons Co.	11,403	186,097
Stericycle, Inc.*	18,267	1,407,290
Waste Management, Inc.	84,835	6,015,649

		14,607,567

Construction & Engineering (0.0%)
Quanta Services, Inc.*	8,762	305,356
Valmont Industries, Inc.	3,968	559,091

		864,447

Electrical Equipment (0.2%)
Acuity Brands, Inc.	10,061	2,322,682
AMETEK, Inc.	10,274	499,316
Emerson Electric Co.	24,267	1,352,885
Hubbell, Inc.	8,098	945,037
Rockwell Automation, Inc.	23,800	3,198,721

		8,318,641

Industrial Conglomerates (1.5%)
3M Co.	136,385	24,354,269
Carlisle Cos., Inc.	4,535	500,165
General Electric Co.	413,948	13,080,757
Honeywell International, Inc.	202,992	23,516,623
Roper Technologies, Inc.	30,148	5,519,496

		66,971,310

Machinery (1.0%)
Deere & Co.	131,513	13,551,099
Donaldson Co., Inc.	27,066	1,138,937
Flowserve Corp. (x)	18,094	869,417
Fortive Corp.	60,695	3,255,073
Graco, Inc.	12,763	1,060,478
IDEX Corp.	16,454	1,481,847
Illinois Tool Works, Inc.	75,315	9,223,074
Ingersoll-Rand plc	29,664	2,225,987
Lincoln Electric Holdings, Inc.	8,706	667,489
Manitowoc Foodservice, Inc.*	13,433	259,660
Middleby Corp. (The)*	13,086	1,685,608
Nordson Corp.	13,316	1,492,058
PACCAR, Inc.	7,310	467,109
Snap-on, Inc.	9,923	1,699,512
Stanley Black & Decker, Inc.	4,389	503,374
Toro Co. (The)	24,694	1,381,629
WABCO Holdings, Inc.*	12,253	1,300,656
Wabtec Corp.	30,429	2,526,216
Xylem, Inc.	21,551	1,067,206

		45,856,429

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	3,559	431,778
Equifax, Inc.	32,610	3,855,480
IHS Markit Ltd.*	41,256	1,460,875
Nielsen Holdings plc	65,195	2,734,930
Robert Half International, Inc.	29,451	1,436,620
TransUnion*	12,836	397,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Verisk Analytics, Inc.*	35,451	$2,877,558

		13,194,258

Road & Rail (0.2%)
AMERCO	905	334,479
Avis Budget Group, Inc.*	17,687	648,759
Hertz Global Holdings, Inc.*	3,460	74,598
JB Hunt Transport Services, Inc.	20,491	1,989,061
Landstar System, Inc.	10,011	853,938
Old Dominion Freight Line, Inc.*	9,607	824,185
Union Pacific Corp.	30,694	3,182,354

		7,907,374

Trading Companies & Distributors (0.3%)
Air Lease Corp.	11,566	397,061
Fastenal Co.	66,569	3,127,412
HD Supply Holdings, Inc.*	46,915	1,994,357
Herc Holdings, Inc.*	1,153	46,304
MSC Industrial Direct Co., Inc., Class A	4,244	392,103
United Rentals, Inc.*	17,662	1,864,754
Watsco, Inc.	5,887	871,982
WW Grainger, Inc.	12,797	2,972,103

		11,666,076

Total Industrials		342,656,472

Information Technology (27.5%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	8,939	865,027
ARRIS International plc*	10,371	312,478
Cisco Systems, Inc.	716,861	21,663,540
CommScope Holding Co., Inc.*	29,585	1,100,562
F5 Networks, Inc.*	15,399	2,228,543
Motorola Solutions, Inc.	4,786	396,712
Palo Alto Networks, Inc.*	28,002	3,501,650

		30,068,512

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	69,397	4,663,478
CDW Corp.	37,174	1,936,394
Cognex Corp.	18,761	1,193,575
Fitbit, Inc., Class A (x)*	24,914	182,370
IPG Photonics Corp.*	6,696	660,962
National Instruments Corp.	18,123	558,551
Trimble, Inc.*	46,417	1,399,473
VeriFone Systems, Inc.*	24,281	430,502
Zebra Technologies Corp., Class A*	9,635	826,298

		11,851,603

Internet Software & Services (8.1%)
Akamai Technologies, Inc.*	35,418	2,361,672
Alibaba Group Holding Ltd. (ADR)*	289,242	25,398,340
Alphabet, Inc., Class A*	113,753	90,143,565
Alphabet, Inc., Class C*	131,835	101,752,890
CommerceHub, Inc.*	1,798	27,012
CoStar Group, Inc.*	7,382	1,391,433
eBay, Inc.*	247,292	7,342,099
Facebook, Inc., Class A*	1,099,303	126,474,810

GoDaddy, Inc., Class A*	11,276	$394,096
IAC/InterActiveCorp*	12,644	819,205
Match Group, Inc. (x)*	7,944	135,842
MercadoLibre, Inc.	10,900	1,701,926
Nutanix, Inc., Class A (x)*	2,724	72,349
Pandora Media, Inc. (x)*	42,170	549,897
Tencent Holdings Ltd.	219,000	5,357,444
Twilio, Inc., Class A (x)*	3,848	111,015
Twitter, Inc. (x)*	129,435	2,109,791
VeriSign, Inc. (x)*	56,053	4,263,952
Yelp, Inc.*	12,476	475,710
Zillow Group, Inc., Class A (x)*	8,581	312,777
Zillow Group, Inc., Class C (x)*	15,827	577,211

		371,773,036

IT Services (6.5%)
Accenture plc, Class A	237,243	27,788,273
Alliance Data Systems Corp.	13,347	3,049,790
Automatic Data Processing, Inc.	281,870	28,970,599
Black Knight Financial Services, Inc., Class A (x)*	5,071	191,684
Booz Allen Hamilton Holding Corp.	24,579	886,565
Broadridge Financial Solutions, Inc.	27,090	1,796,067
Cognizant Technology Solutions Corp., Class A*	139,863	7,836,524
CoreLogic, Inc.*	12,610	464,426
CSRA, Inc.	37,783	1,203,011
DST Systems, Inc.	7,493	802,875
Euronet Worldwide, Inc.*	11,430	827,875
Fidelity National Information Services, Inc.	56,949	4,307,622
First Data Corp., Class A*	72,313	1,026,121
Fiserv, Inc.*	83,491	8,873,423
FleetCor Technologies, Inc.*	21,181	2,997,535
Gartner, Inc.*	95,143	9,616,103
Genpact Ltd.*	34,214	832,769
Global Payments, Inc.	35,471	2,462,042
International Business Machines Corp.	140,329	23,293,211
Jack Henry & Associates, Inc.	18,389	1,632,575
Leidos Holdings, Inc.	15,384	786,738
Mastercard, Inc., Class A	357,863	36,949,355
Paychex, Inc.	74,610	4,542,257
PayPal Holdings, Inc.*	728,962	28,772,130
Sabre Corp.	48,396	1,207,480
Square, Inc., Class A (x)*	12,526	170,729
Teradata Corp.*	29,623	804,857
Total System Services, Inc.	38,208	1,873,338
Vantiv, Inc., Class A*	35,757	2,131,832
Visa, Inc., Class A	1,097,172	85,601,360
Western Union Co. (The)	113,684	2,469,216
WEX, Inc.*	8,962	1,000,159

		295,168,541

Semiconductors & Semiconductor Equipment (2.4%)
Analog Devices, Inc.	22,125	1,606,718
Applied Materials, Inc.	180,188	5,814,667
ASML Holding NV (N.Y. Shares)	32,700	3,668,940
Broadcom Ltd.	87,353	15,441,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Cree, Inc. (x)*	8,785	$231,836
Intel Corp.	98,617	3,576,839
KLA-Tencor Corp.	36,081	2,838,853
Lam Research Corp.	29,482	3,117,132
Linear Technology Corp.	58,837	3,668,487
Maxim Integrated Products, Inc.	65,383	2,521,822
Microchip Technology, Inc. (x)	48,619	3,118,909
NVIDIA Corp.	143,622	15,330,212
NXP Semiconductors NV*	57,821	5,667,036
ON Semiconductor Corp.*	9,987	127,434
Qorvo, Inc.*	3,257	171,742
QUALCOMM, Inc.	332,958	21,708,861
Skyworks Solutions, Inc.	40,297	3,008,574
Texas Instruments, Inc.	232,896	16,994,421
Versum Materials, Inc.*	20,191	566,761
Xilinx, Inc.	18,596	1,122,641

		110,303,275

Software (6.1%)
Activision Blizzard, Inc.	129,598	4,679,784
Adobe Systems, Inc.*	210,181	21,638,134
ANSYS, Inc.*	5,521	510,637
Atlassian Corp. plc, Class A (x)*	6,314	152,041
Autodesk, Inc.*	234,281	17,339,137
Cadence Design Systems, Inc.*	68,533	1,728,402
CDK Global, Inc.	35,716	2,131,888
Citrix Systems, Inc.*	35,888	3,205,157
Dell Technologies, Inc., Class V*	5,406	297,168
Electronic Arts, Inc.*	67,308	5,301,178
FireEye, Inc. (x)*	8,544	101,674
Fortinet, Inc.*	33,677	1,014,351
Guidewire Software, Inc.*	16,690	823,318
Intuit, Inc.	56,417	6,465,952
Manhattan Associates, Inc.*	16,455	872,609
Microsoft Corp.	2,313,726	143,774,935
Nuance Communications, Inc.*	38,047	566,900
Oracle Corp.	774,987	29,798,250
PTC, Inc.*	11,276	521,741
Red Hat, Inc.*	41,875	2,918,688
salesforce.com, Inc.*	250,070	17,119,792
ServiceNow, Inc.*	88,548	6,582,658
Splunk, Inc.*	29,902	1,529,487
SS&C Technologies Holdings, Inc.	35,940	1,027,884
Symantec Corp.	21,126	504,700
Synopsys, Inc.*	3,162	186,115
Tableau Software, Inc., Class A*	12,241	515,958
Tyler Technologies, Inc.*	7,703	1,099,757
Ultimate Software Group, Inc. (The)*	6,448	1,175,793
VMware, Inc., Class A (x)*	6,180	486,551
Workday, Inc., Class A*	59,122	3,907,373

		277,978,012

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	1,309,472	151,663,047
NCR Corp.*	28,545	1,157,785

		152,820,832

Total Information Technology		1,249,963,811

Materials (2.1%)
Chemicals (1.5%)
AdvanSix, Inc.*	7,227	$160,006
Air Products & Chemicals, Inc.	39,468	5,676,288
Ashland Global Holdings, Inc.	10,700	1,169,403
Axalta Coating Systems Ltd.*	38,041	1,034,715
Celanese Corp.	3,039	239,291
Ecolab, Inc.	60,346	7,073,759
EI du Pont de Nemours & Co.	202,615	14,871,942
FMC Corp.	25,031	1,415,753
International Flavors & Fragrances, Inc.	18,441	2,172,903
LyondellBasell Industries NV, Class A	35,510	3,046,048
Monsanto Co.	65,592	6,900,934
NewMarket Corp.	1,540	652,714
PPG Industries, Inc.	61,417	5,819,875
Praxair, Inc.	58,064	6,804,520
RPM International, Inc.	29,721	1,599,881
Scotts Miracle-Gro Co. (The), Class A	9,811	937,441
Sherwin-Williams Co. (The)	18,627	5,005,820
Valspar Corp. (The)	18,046	1,869,746
Valvoline, Inc. (x)	1,002	21,543
W.R. Grace & Co.	8,722	589,956

		67,062,538

Construction Materials (0.2%)
Eagle Materials, Inc.	10,802	1,064,321
Martin Marietta Materials, Inc.	21,021	4,656,782
Vulcan Materials Co.	28,522	3,569,528

		9,290,631

Containers & Packaging (0.3%)
AptarGroup, Inc.	3,815	280,212
Avery Dennison Corp.	19,634	1,378,699
Ball Corp.	39,522	2,966,917
Bemis Co., Inc.	2,967	141,882
Berry Plastics Group, Inc.*	28,166	1,372,529
Crown Holdings, Inc.*	31,412	1,651,329
Graphic Packaging Holding Co.	50,511	630,377
Owens-Illinois, Inc.*	36,361	633,045
Packaging Corp. of America	21,597	1,831,858
Sealed Air Corp.	45,222	2,050,365
Silgan Holdings, Inc.	8,584	439,329

		13,376,542

Metals & Mining (0.1%)
Compass Minerals International, Inc. (x)	44,135	3,457,976
Freeport-McMoRan, Inc.*	66,158	872,624
Royal Gold, Inc.	960	60,816
Southern Copper Corp. (x)	7,857	250,953
Steel Dynamics, Inc.	8,044	286,206

		4,928,575

Total Materials		94,658,286

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Alexandria Real Estate Equities, Inc. (REIT)	1,787	198,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

American Tower Corp. (REIT)	159,084	$16,811,997
Boston Properties, Inc. (REIT)	5,918	744,366
Care Capital Properties, Inc. (REIT)	1,991	49,775
Crown Castle International Corp. (REIT)	109,930	9,538,626
CubeSmart (REIT)	27,248	729,429
CyrusOne, Inc. (REIT) (x)	13,909	622,150
Digital Realty Trust, Inc. (REIT)	25,824	2,537,466
Empire State Realty Trust, Inc. (REIT), Class A	18,017	363,763
Equinix, Inc. (REIT)	24,317	8,691,139
Equity LifeStyle Properties, Inc. (REIT)	17,862	1,287,850
Essex Property Trust, Inc. (REIT)	6,309	1,466,843
Extra Space Storage, Inc. (REIT)	27,747	2,143,178
Federal Realty Investment Trust (REIT)	16,334	2,321,225
Gaming and Leisure Properties, Inc. (REIT)	43,289	1,325,509
Healthcare Trust of America, Inc. (REIT), Class A	22,376	651,365
Iron Mountain, Inc. (REIT)	59,832	1,943,343
Lamar Advertising Co. (REIT), Class A	18,737	1,259,876
Life Storage, Inc. (REIT)	6,652	567,150
Omega Healthcare Investors, Inc. (REIT)	16,548	517,290
Outfront Media, Inc. (REIT)	5,385	133,925
Public Storage (REIT)	34,171	7,637,219
Regency Centers Corp. (REIT)	4,060	279,937
Senior Housing Properties Trust (REIT)	6,672	126,301
Simon Property Group, Inc. (REIT)	64,614	11,479,969
Tanger Factory Outlet Centers, Inc. (REIT)	19,011	680,214
Taubman Centers, Inc. (REIT)	7,043	520,689
Ventas, Inc. (REIT)	24,217	1,514,047

		76,143,230

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	70,002	2,204,363

Total Real Estate		78,347,593

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
SBA Communications Corp., Class A*	18,182	1,877,473
Verizon Communications, Inc.	474,010	25,302,654
Zayo Group Holdings, Inc.*	37,815	1,242,601

		28,422,728

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	72,325	4,159,411

Total Telecommunication Services		32,582,139

Utilities (0.1%)
Electric Utilities (0.1%)
NextEra Energy, Inc.	24,400	$2,914,824

Multi-Utilities (0.0%)
Dominion Resources, Inc.	8,616	659,899

Total Utilities		3,574,723

Total Common Stocks (81.8%) (Cost $2,454,901,894)		3,716,732,613

EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund (x)	5,579	1,255,219
iShares Morningstar Large-Cap Fund (x)	10,023	1,329,751
iShares Morningstar Large-Cap Growth Fund‡	570,265	69,013,470
iShares Morningstar Large-Cap Value Fund (x)	110,868	10,433,921
iShares Russell 1000 Fund (x)	3,225	401,384
iShares Russell 1000 Growth Fund (x)	1,031,973	108,253,967
iShares Russell 1000 Value Fund (x)	91,890	10,294,437
iShares S&P 100 Fund (x)	2,587	256,889
iShares S&P 500 Growth Fund (x)	563,050	68,573,860
iShares S&P 500 Value Fund (x)	108,304	10,979,860
Vanguard Growth ETF (x)	620,922	69,220,384
Vanguard Large-Cap ETF	600	61,422
Vanguard Value ETF (x)	122,300	11,375,123

Total Exchange Traded Funds (8.0%) (Cost $211,023,105)		361,449,687

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Furiex Pharma Rights – (Contingent Value Shares)*† (Cost $—)	306	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (7.6%)
JPMorgan Prime Money Market Fund, IM Shares	344,238,116	344,341,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (2.9%)
Bank of Nova Scotia,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $5,100,005. (xx)	$5,000,000	$5,000,000
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,000,158, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,100,327, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $3,162,011. (xx)	3,100,000	3,100,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $23,102,695, collateralized by various Common Stocks; total market value $25,676,921. (xx)	23,100,000	23,100,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $17,001,983, collateralized by various Common Stocks; total market value $18,896,435. (xx)	17,000,000	17,000,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,140,242, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,182,926. (xx)	2,140,124	2,140,124
HSBC Securities, Inc.,
0.46%, dated 12/30/16, due 1/3/17, repurchase price $10,000,511, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $10,200,124. (xx)	10,000,000	10,000,000

Macquarie Bank Ltd,
0.60%, dated 12/30/16, due 1/6/17, repurchase price $3,600,420, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,673,860. (xx)	$3,600,000	$3,600,000
Natixis,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,020,057. (xx)	1,000,000	1,000,000
Natixis,
0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000
Natixis,
0.60%, dated 12/30/16, due 1/3/17, repurchase price $40,002,667, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $40,802,720. (xx)	40,000,000	40,000,000
RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $4,000,200, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $4,080,000. (xx)	4,000,000	4,000,000
Societe Generale SA.,
0.62%, dated 12/30/16, due 1/6/17, repurchase price $9,001,085, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $9,180,005. (xx)	9,000,000	9,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Societe Generale SA.,
0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $5,100,001. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		129,940,124

Total Short-Term Investments (10.5%) (Cost $474,194,659)		474,281,511

Total Investments (100.3%) (Cost $3,140,119,658)		4,552,463,811
Other Assets Less Liabilities (-0.3%)		(15,803,908)

Net Assets (100%)		$4,536,659,903

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $127,125,975. This was secured by cash collateral of $129,940,124 which was subsequently invested in joint repurchase agreements with a total value of $129,940,124, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $846,629 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/15/17 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
iShares Morningstar Large-Cap Growth Fund	$78,396,755	$3,270,951	$12,735,608	$69,013,470	$729,019	$437,634

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	916	March-17	$88,683,151	$89,108,480	$425,329
S&P 500 E-Mini Index	3,212	March-17	357,295,698	359,133,720	1,838,022

					$2,263,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$837,949,985	$10,054,891	$—		$848,004,876
Consumer Staples	334,782,990	20,224,282	—		355,007,272
Energy	26,730,174	—	—		26,730,174
Financials	134,224,996	—	—		134,224,996
Health Care	550,982,271	—	—		550,982,271
Industrials	342,656,472	—	—		342,656,472
Information Technology	1,244,606,367	5,357,444	—		1,249,963,811
Materials	94,658,286	—	—		94,658,286
Real Estate	78,347,593	—	—		78,347,593
Telecommunication Services	32,582,139	—	—		32,582,139
Utilities	3,574,723	—	—		3,574,723
Exchange Traded Funds	361,449,687	—	—		361,449,687
Futures	2,263,351	—	—		2,263,351
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	344,341,387	—	—		344,341,387
Repurchase Agreements	—	129,940,124	—		129,940,124

Total Assets	$4,389,150,421	$165,576,741	$—		$4,554,727,162

Total Liabilities	$—	$—	$—		$—

Total	$4,389,150,421	$165,576,741	$—		$4,554,727,162

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets Unrealized appreciation	$2,263,351	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$34,550,013

Total	$34,550,013

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,099,007

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $446,588,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$1,026,965,432
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$1,637,951,966

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,432,077,404
Aggregate gross unrealized depreciation	(47,901,766)

Net unrealized appreciation	$1,384,175,638

Federal income tax cost of investments	$3,168,288,173

For the year ended December 31, 2016, the Portfolio incurred approximately $7,676 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $36,462,418)	$69,013,470
Unaffiliated Issuers (Cost $2,973,717,116)	4,353,510,217
Repurchase Agreements (Cost $129,940,124)	129,940,124
Cash	97,364,218
Cash held as collateral at broker	18,592,200
Receivable for securities sold	13,810,910
Dividends, interest and other receivables	3,124,380
Receivable from Separate Accounts for Trust shares sold	117,514
Securities lending income receivable	72,589
Other assets	16,094

Total assets	4,685,561,716

LIABILITIES
Payable for return of collateral on securities loaned	129,940,124
Payable for securities purchased	11,262,695
Due to broker for futures variation margin	2,431,112
Investment management fees payable	1,792,812
Payable to Separate Accounts for Trust shares redeemed	1,752,788
Distribution fees payable – Class IB	812,507
Administrative fees payable	483,702
Trustees’ fees payable	12,335
Distribution fees payable – Class IA	9,932
Accrued expenses	403,806

Total liabilities	148,901,813

NET ASSETS	$4,536,659,903

Net assets were comprised of:
Paid in capital	$3,105,386,366
Accumulated undistributed net investment income (loss)	701,061
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	15,965,006
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,414,607,470

Net assets	$4,536,659,903

Class IA
Net asset value, offering and redemption price per share, $46,670,861 / 1,676,801 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.83

Class IB
Net asset value, offering and redemption price per share, $3,810,471,585 / 140,268,389 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.17

Class K
Net asset value, offering and redemption price per share, $679,517,457 / 24,416,746 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.83

(x)	Includes value of securities on loan of $127,125,975.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($729,019 of dividend income received from affiliates) (net of $7,807 foreign withholding tax)	$62,989,193
Interest	223,643
Securities lending (net)	941,962

Total income	64,154,798

EXPENSES
Investment management fees	21,418,337
Distribution fees – Class IB	9,656,967
Administrative fees	5,804,481
Printing and mailing expenses	318,917
Custodian fees	279,200
Professional fees	208,358
Distribution fees – Class IA	115,910
Trustees’ fees	107,895
Miscellaneous	134,934

Gross expenses	38,044,999
Less: Waiver from investment manager	(309,849)

Net expenses	37,735,150

NET INVESTMENT INCOME (LOSS)	26,419,648

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($437,634 from affiliates)	202,443,468
Net distributions of realized gain received from underlying funds	713
Futures	34,550,013
Foreign currency transactions	(58,111)

Net realized gain (loss)	236,936,083

Change in unrealized appreciation (depreciation) on:
Investments ($81,372 of change in unrealized appreciation (depreciation) from affiliates)	(32,605,275)
Futures	7,099,007
Foreign currency translations	2,840

Net change in unrealized appreciation (depreciation)	(25,503,428)

NET REALIZED AND UNREALIZED GAIN (LOSS)	211,432,655

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$237,852,303

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,419,648	$16,930,685
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	236,936,083	257,486,723
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(25,503,428)	(48,478,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	237,852,303	225,939,153

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(261,579)	(141,315)
Class IB	(21,411,371)	(12,074,963)
Class K	(5,542,835)	(4,670,644)

	(27,215,785)	(16,886,922)

Distributions from net realized capital gains
Class IA	(1,546,843)	(2,103,653)
Class IB	(129,611,628)	(183,935,575)
Class K	(22,535,948)	(37,622,612)

	(153,694,419)	(223,661,840)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(180,910,204)	(240,548,762)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 69,059 and 105,320 shares, respectively ]	1,891,566	3,000,675
Capital shares issued in reinvestment of dividends and distributions [ 64,220 and 83,122 shares, respectively ]	1,808,422	2,244,968
Capital shares repurchased [ (207,721) and (268,838) shares, respectively ]	(5,705,986)	(7,685,317)

Total Class IA transactions	(2,005,998)	(2,439,674)

Class IB
Capital shares sold [ 1,234,669 and 1,692,017 shares, respectively ]	32,513,314	47,252,949
Capital shares issued in reinvestment of dividends and distributions [ 5,494,488 and 7,429,172 shares, respectively ]	151,022,999	196,010,538
Capital shares repurchased [ (19,677,523) and (21,729,251) shares, respectively ]	(527,067,405)	(605,313,156)

Total Class IB transactions	(343,531,092)	(362,049,669)

Class K
Capital shares sold [ 358,850 and 1,422,804 shares, respectively ]	9,814,085	39,674,155
Capital shares issued in reinvestment of dividends and distributions [ 997,326 and 1,565,982 shares, respectively ]	28,078,783	42,293,256
Capital shares repurchased [ (8,175,034) and (11,951,829) shares, respectively ]	(222,043,549)	(342,393,336)

Total Class K transactions	(184,150,681)	(260,425,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(529,687,771)	(624,915,268)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(472,745,672)	(639,524,877)
NET ASSETS:
Beginning of year	5,009,405,575	5,648,930,452

End of year (a)	$4,536,659,903	$5,009,405,575

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$701,061	$505,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$27.43	$27.67	$24.95	$18.46	$16.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.08	0.06	0.05	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.36	1.01	2.71	6.48	2.14

Total from investment operations	1.51	1.09	2.77	6.53	2.24

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.05)	(0.04)	(0.11)
Distributions from net realized gains	(0.95)	(1.25)	—	—	—

Total dividends and distributions	(1.11)	(1.33)	(0.05)	(0.04)	(0.11)

Net asset value, end of year	$27.83	$27.43	$27.67	$24.95	$18.46

Total return	5.48%	4.03%	11.11%	35.36%	13.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,671	$48,031	$50,676	$13,266	$9,305
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.84%	0.87%	0.90%	0.93%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.84%	0.87%	0.89%	0.93%
Before waivers, reimbursements and fees paid indirectly (f)	0.86%	0.85%	0.87%	0.90%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.53%	0.27%	0.22%	0.24%	0.54%
After waivers, reimbursements and fees paid indirectly (f)	0.53%	0.27%	0.22%	0.24%	0.54%
Before waivers, reimbursements and fees paid indirectly (f)	0.53%	0.27%	0.22%	0.24%	0.54%
Portfolio turnover rate^	25%	41%	35%	40%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.79	$27.05	$24.40	$18.05	$15.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.08	0.05	0.05	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.35	0.99	2.65	6.34	2.10

Total from investment operations	1.49	1.07	2.70	6.39	2.20

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.05)	(0.04)	(0.11)
Distributions from net realized gains	(0.95)	(1.25)	—	—	—

Total dividends and distributions	(1.11)	(1.33)	(0.05)	(0.04)	(0.11)

Net asset value, end of year	$27.17	$26.79	$27.05	$24.40	$18.05

Total return	5.53%	4.05%	11.07%	35.39%	13.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,810,472	$4,104,762	$4,486,130	$4,223,748	$926,855
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.84%	0.86%	0.90%	0.93%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	0.84%	0.86%	0.89%	0.93%
Before waivers, reimbursements and fees paid indirectly (f)	0.86%	0.85%	0.86%	0.90%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.53%	0.27%	0.20%	0.22%	0.54%
After waivers, reimbursements and fees paid indirectly (f)	0.53%	0.27%	0.20%	0.22%	0.54%
Before waivers, reimbursements and fees paid indirectly (f)	0.53%	0.27%	0.20%	0.22%	0.54%
Portfolio turnover rate^	25%	41%	35%	40%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$27.42	$27.67	$24.95	$18.46	$16.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.15	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.39	1.01	2.72	6.48	2.16

Total from investment operations	1.60	1.16	2.84	6.59	2.30

Less distributions:
Dividends from net investment income	(0.24)	(0.16)	(0.12)	(0.10)	(0.16)
Distributions from net realized gains	(0.95)	(1.25)	—	—	—

Total dividends and distributions	(1.19)	(1.41)	(0.12)	(0.10)	(0.16)

Net asset value, end of year	$27.83	$27.42	$27.67	$24.95	$18.46

Total return	5.79%	4.26%	11.39%	35.70%	14.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$679,517	$856,613	$1,112,125	$1,154,919	$976,222
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.59%	0.61%	0.65%	0.68%
After waivers, reimbursements and fees paid indirectly (f)	0.60%	0.59%	0.61%	0.64%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.61%	0.60%	0.61%	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.78%	0.52%	0.45%	0.49%	0.78%
After waivers, reimbursements and fees paid indirectly (f)	0.78%	0.52%	0.45%	0.49%	0.78%
Before waivers, reimbursements and fees paid indirectly (f)	0.77%	0.51%	0.45%	0.49%	0.78%
Portfolio turnover rate^	25%	41%	35%	40%	28%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ae)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Growth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA LARGE CAP VALUE MANAGED VOLATILITY (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	15.28%	13.78%	3.03%
Portfolio – Class IB Shares	15.32	13.77	2.88
Portfolio – Class K Shares*	15.58	14.06	14.11
Russell 1000® Value Index	17.34	14.80	5.72
Volatility Managed Index – Large Cap Value	13.69	14.88	8.20
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.32% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 1000® Value Index and the Volatility Managed Index — Large Cap Value, returned 17.34% and 13.69%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000® Value Index.

Portfolio Highlights

What helped performance during the year:

•	A slight Portfolio underweight to the real estate sector was the leading contributor to relative performance for the year.

•	Within the industrial goods & services subsector, not owning shares of diversified industrial conglomerate General Electric aided relative results.

•

Stocks in other sectors that benefited relative results included an underweight position in eye care and skin care products company Allergan plc and an overweight position in Devon Energy Corp., which benefited from a rebound in crude oil prices following OPEC’s agreement to curb production. An overweight position in telecommunications services provider Verizon Communications, Inc. also added to relative performance.

What hurt performance during the year:

•	Stock selection in the materials sector detracted most from relative performance. Stock selection was also notably weak in the financials and information technology sectors.

•	An underweight allocation to the energy sector held back relative results, including underweight positioning in Chevron Corp.

•

An overweight position in Gilead Sciences in the health care sector detracted amid investor concerns related to increasing competition for the company’s hepatitis-C medication and to the strength of the company’s pipeline.

•	Overweighting the consumer discretionary sector also detracted from relative results.

AXA LARGE CAP VALUE MANAGED VOLATILITY (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	23.6%
Energy	10.9
Health Care	9.9
Information Technology	9.9
Industrials	8.6
Consumer Staples	7.2
Investment Company	7.2
Consumer Discretionary	5.2
Utilities	4.9
Telecommunication Services	3.1
Real Estate	2.7
Materials	2.4
Exchange Traded Funds	2.2
Repurchase Agreements	1.1
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,095.60	$4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.34
Class IB
Actual	1,000.00	1,095.80	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.34
Class K
Actual	1,000.00	1,097.69	3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.2%)
Auto Components (0.5%)
Adient plc*	19,544	$1,145,278
BorgWarner, Inc.	51,700	2,039,048
Delphi Automotive plc	60,802	4,095,015
Gentex Corp.	27,202	535,607
Goodyear Tire & Rubber Co. (The)	72,200	2,228,814
Lear Corp.	79,445	10,516,135
Magna International, Inc.	130,690	5,671,946

		26,231,843

Automobiles (0.6%)
Ford Motor Co.	1,055,520	12,803,458
General Motors Co.	423,302	14,747,841
Harley-Davidson, Inc.	40,566	2,366,620
Tesla Motors, Inc. (x)*	1,990	425,243
Thor Industries, Inc.	4,270	427,214

		30,770,376

Distributors (0.0%)
Genuine Parts Co.	2,262	216,111

Diversified Consumer Services (0.0%)
Graham Holdings Co., Class B	1,226	627,651
H&R Block, Inc.	60,900	1,400,091

		2,027,742

Hotels, Restaurants & Leisure (0.5%)
Aramark	37,330	1,333,428
Carnival Corp.	110,662	5,761,065
Choice Hotels International, Inc.	2,800	156,940
Darden Restaurants, Inc.	4,960	360,691
Extended Stay America, Inc.	17,200	277,780
Hilton Worldwide Holdings, Inc.	17,000	462,400
Hyatt Hotels Corp., Class A*	6,092	336,644
International Game Technology plc	25,400	648,208
Marriott International, Inc., Class A	21,460	1,774,313
McDonald’s Corp.	23,688	2,883,303
MGM Resorts International*	116,962	3,372,014
Norwegian Cruise Line Holdings Ltd.*	39,082	1,662,157
Royal Caribbean Cruises Ltd.	45,686	3,748,079
Wendy’s Co. (The) (x)	24,292	328,428
Wynn Resorts Ltd.	1,900	164,369
Yum! Brands, Inc.	10,253	649,322

		23,919,141

Household Durables (0.3%)
CalAtlantic Group, Inc.	17,700	601,977
D.R. Horton, Inc.	41,265	1,127,772
Garmin Ltd. (x)	30,212	1,464,980
Harman International Industries, Inc.	10,300	1,144,948
Lennar Corp., Class A	23,386	1,003,961
Lennar Corp., Class B (x)	1,200	41,400
Mohawk Industries, Inc.*	3,487	696,284
Newell Brands, Inc.	109,869	4,905,652
PulteGroup, Inc.	65,600	1,205,728

Toll Brothers, Inc.*	22,160	$686,960
Tupperware Brands Corp.	9,420	495,680
Whirlpool Corp.	18,172	3,303,124

		16,678,466

Internet & Direct Marketing Retail (0.1%)
Liberty Expedia Holdings, Inc., Class A*	11,700	464,139
Liberty Interactive Corp. QVC Group*	52,611	1,051,168
Liberty Ventures*	17,600	648,912
Priceline Group, Inc. (The)*	1,122	1,644,919

		3,809,138

Leisure Products (0.0%)
Brunswick Corp.	4,500	245,430
Vista Outdoor, Inc.*	13,518	498,814

		744,244

Media (1.6%)
CBS Corp. (Non-Voting), Class B	63,031	4,010,032
Clear Channel Outdoor Holdings, Inc., Class A	4,500	22,725
Comcast Corp., Class A	378,517	26,136,600
Discovery Communications, Inc., Class A*	2,800	76,748
Discovery Communications, Inc., Class C*	4,400	117,832
DISH Network Corp., Class A*	13,600	787,848
Interpublic Group of Cos., Inc. (The)	291,286	6,819,005
John Wiley & Sons, Inc., Class A	12,012	654,654
Liberty Broadband Corp., Class A*	6,914	500,988
Liberty Broadband Corp., Class C*	28,028	2,076,034
Liberty Media Corp-Liberty SiriusXM, Class A*	24,556	847,673
Liberty Media Corp-Liberty SiriusXM, Class C*	49,612	1,682,839
Lions Gate Entertainment Corp., Class A (x)	4,600	123,740
Lions Gate Entertainment Corp., Class B*	4,600	112,884
Live Nation Entertainment, Inc.*	15,200	404,320
Madison Square Garden Co. (The), Class A*	4,800	823,248
News Corp., Class A	102,932	1,179,601
News Corp., Class B	32,900	388,220
Omnicom Group, Inc.	109,567	9,325,247
Regal Entertainment Group, Class A (x)	73,939	1,523,143
Scripps Networks Interactive, Inc., Class A	70,980	5,065,843
TEGNA, Inc.	58,938	1,260,684
Time Warner, Inc.	138,245	13,344,791
Tribune Media Co., Class A (x)	19,300	675,114
Twenty-First Century Fox, Inc., Class A	101,537	2,847,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Twenty-First Century Fox, Inc., Class B	30,000	$817,500
Viacom, Inc., Class A	300	11,550
Viacom, Inc., Class B	11,000	386,100
Walt Disney Co. (The)	11,271	1,174,664

		83,196,724

Multiline Retail (0.6%)
Dillard’s, Inc., Class A (x)	5,115	320,659
Dollar General Corp.	104,767	7,760,092
JC Penney Co., Inc. (x)*	83,377	692,863
Kohl’s Corp.	50,086	2,473,247
Macy’s, Inc.	83,636	2,995,005
Nordstrom, Inc.	25,603	1,227,152
Target Corp.	191,241	13,813,337

		29,282,355

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	6,811	1,151,876
AutoNation, Inc.*	10,600	515,690
Bed Bath & Beyond, Inc.	36,000	1,463,040
Best Buy Co., Inc.	75,161	3,207,120
Burlington Stores, Inc.*	42,813	3,628,402
Cabela’s, Inc.*	11,900	696,745
CST Brands, Inc.	20,104	968,008
Dick’s Sporting Goods, Inc.	5,100	270,810
Foot Locker, Inc.	44,850	3,179,417
GameStop Corp., Class A (x)	27,696	699,601
Gap, Inc. (The)	56,400	1,265,616
Home Depot, Inc. (The)	60,900	8,165,471
L Brands, Inc.	53,900	3,548,776
Lowe’s Cos., Inc.	1,460	103,835
Michael’s Cos., Inc. (The)*	5,800	118,610
Murphy USA, Inc.*	3,930	241,577
Penske Automotive Group, Inc. (x)	10,400	539,136
Ross Stores, Inc.	52,973	3,475,029
Signet Jewelers Ltd. (x)	1,900	179,094
Staples, Inc.	174,796	1,581,904
Tiffany & Co. (x)	29,700	2,299,671
TJX Cos., Inc. (The)	18,195	1,366,990
Urban Outfitters, Inc.*	5,300	150,944

		38,817,362

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	61,300	2,146,726
Hanesbrands, Inc.	75,511	1,628,772
PVH Corp.	39,057	3,524,504
Ralph Lauren Corp.	14,400	1,300,608

		8,600,610

Total Consumer Discretionary		264,294,112

Consumer Staples (7.2%)
Beverages (0.6%)
Brown-Forman Corp., Class A	800	37,000
Brown-Forman Corp., Class B	3,000	134,760
Coca-Cola Co. (The)	267,000	11,069,820
Diageo plc	176,646	4,593,439
Molson Coors Brewing Co., Class B	46,622	4,536,787

PepsiCo, Inc.	94,637	$9,901,869

		30,273,675

Food & Staples Retailing (1.8%)
CVS Health Corp.	137,546	10,853,755
Kroger Co. (The)	584,869	20,183,829
Rite Aid Corp.*	90,352	744,500
Walgreens Boots Alliance, Inc.	289,226	23,936,344
Wal-Mart Stores, Inc.	448,633	31,009,513
Whole Foods Market, Inc.	71,900	2,211,644

		88,939,585

Food Products (1.6%)
Archer-Daniels-Midland Co.	242,010	11,047,757
Bunge Ltd.	37,714	2,724,459
Conagra Brands, Inc.	24,820	981,631
Danone SA	30,501	1,932,834
Flowers Foods, Inc. (x)	3,800	75,886
General Mills, Inc.	94,392	5,830,594
Hain Celestial Group, Inc. (The)*	7,000	273,210
Hormel Foods Corp.	9,200	320,252
Ingredion, Inc.	16,604	2,074,836
JM Smucker Co. (The)	50,972	6,527,474
Kellogg Co.	5,220	384,766
Kraft Heinz Co. (The)	141,300	12,338,316
Lamb Weston Holdings, Inc.*	8,206	310,597
Mead Johnson Nutrition Co.	49,249	3,484,859
Mondelez International, Inc., Class A	446,752	19,804,517
Nestle SA (Registered)	102,847	7,377,957
Pilgrim’s Pride Corp.	13,700	260,163
Pinnacle Foods, Inc.	31,281	1,671,969
Post Holdings, Inc.*	7,300	586,847
TreeHouse Foods, Inc. (x)*	10,200	736,338
Tyson Foods, Inc., Class A	85,697	5,285,791

		84,031,053

Household Products (1.7%)
Clorox Co. (The)	5,177	621,344
Colgate-Palmolive Co.	213,500	13,971,440
Energizer Holdings, Inc.	11,373	507,350
Kimberly-Clark Corp.	24,643	2,812,259
Procter & Gamble Co. (The)#	793,032	66,678,130

		84,590,523

Personal Products (0.1%)
Coty, Inc., Class A	226,478	4,146,812
Edgewell Personal Care Co.*	15,973	1,165,869
Nu Skin Enterprises, Inc., Class A	10,600	506,468
Unilever NV (N.Y. Shares)	20,110	825,717

		6,644,866

Tobacco (1.4%)
Altria Group, Inc.	202,687	13,705,695
Philip Morris International, Inc.	596,482	54,572,138
Reynolds American, Inc.	86,200	4,830,648

		73,108,481

Total Consumer Staples		367,588,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Energy (10.9%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	118,991	$7,730,845
Diamond Offshore Drilling, Inc. (x)*	17,403	308,033
Dril-Quip, Inc.*	10,200	612,510
Ensco plc, Class A	81,700	794,124
FMC Technologies, Inc.*	61,100	2,170,883
Frank’s International NV (x)	9,557	117,647
Halliburton Co.	232,900	12,597,561
Helmerich & Payne, Inc. (x)	103,650	8,022,510
Nabors Industries Ltd.	74,625	1,223,850
National Oilwell Varco, Inc.	102,505	3,837,787
Noble Corp. plc (x)	65,500	387,760
Oceaneering International, Inc.	26,500	747,565
Patterson-UTI Energy, Inc.	39,049	1,051,199
Rowan Cos., plc, Class A (x)*	34,046	643,129
RPC, Inc. (x)	15,800	312,998
Schlumberger Ltd.	554,693	46,566,477
Superior Energy Services, Inc.	255,618	4,314,832
Transocean Ltd. (x)*	95,800	1,412,092
Weatherford International plc*	242,100	1,208,079

		94,059,881

Oil, Gas & Consumable Fuels (9.1%)
Anadarko Petroleum Corp.	151,906	10,592,405
Antero Resources Corp.*	48,700	1,151,755
Apache Corp.	376,883	23,920,764
Cabot Oil & Gas Corp.	36,800	859,648
Canadian Natural Resources Ltd.	163,580	5,214,930
Cheniere Energy, Inc.*	54,100	2,241,363
Chesapeake Energy Corp. (x)*	151,083	1,060,603
Chevron Corp.	551,215	64,878,005
Cimarex Energy Co.	21,372	2,904,455
Concho Resources, Inc.*	38,300	5,078,580
ConocoPhillips	337,053	16,899,837
CONSOL Energy, Inc.	61,530	1,121,692
Continental Resources, Inc.*	13,000	670,020
Devon Energy Corp.	659,065	30,099,499
Diamondback Energy, Inc.*	16,000	1,616,960
Energen Corp.*	26,288	1,516,029
EOG Resources, Inc.	274,580	27,760,038
EQT Corp.	46,713	3,055,030
Extraction Oil & Gas, Inc. (x)*	9,959	199,578
Exxon Mobil Corp.#	1,222,225	110,318,028
Gulfport Energy Corp.*	395,543	8,559,551
Hess Corp.	170,968	10,649,597
HollyFrontier Corp. (x)	43,892	1,437,902
Kinder Morgan, Inc.	522,818	10,827,561
Kosmos Energy Ltd. (x)*	42,500	297,925
Laredo Petroleum, Inc.*	38,856	549,424
Marathon Oil Corp.	1,089,953	18,867,086
Marathon Petroleum Corp.	242,868	12,228,404
Murphy Oil Corp.	44,222	1,376,631
Newfield Exploration Co.*	40,031	1,621,256
Noble Energy, Inc.	115,294	4,388,090
Occidental Petroleum Corp.	265,805	18,933,290
Parsley Energy, Inc., Class A*	59,780	2,106,647
PBF Energy, Inc., Class A (x)	26,418	736,534
Phillips 66	122,519	10,586,867
Pioneer Natural Resources Co.	44,200	7,959,094

QEP Resources, Inc.*	64,703	$1,191,182
Range Resources Corp.	55,437	1,904,815
Rice Energy, Inc.*	41,762	891,619
SM Energy Co.	23,200	799,936
Southwestern Energy Co.*	120,169	1,300,229
Spectra Energy Corp.	160,726	6,604,231
Targa Resources Corp.	42,300	2,371,761
Tesoro Corp.	32,433	2,836,266
Valero Energy Corp.	213,452	14,583,041
Whiting Petroleum Corp.*	54,548	655,667
Williams Cos., Inc. (The)	155,910	4,855,037
World Fuel Services Corp.	18,690	858,058
WPX Energy, Inc.*	90,203	1,314,258

		462,451,178

Total Energy		556,511,059

Financials (23.6%)
Banks (11.0%)
Associated Banc-Corp.	40,384	997,485
Bank of America Corp.	4,105,012	90,720,765
Bank of Hawaii Corp. (x)	11,528	1,022,418
BankUnited, Inc.	26,808	1,010,394
BB&T Corp.	220,890	10,386,248
BOK Financial Corp. (x)	6,944	576,630
CIT Group, Inc.	53,908	2,300,793
Citigroup, Inc.	1,413,065	83,978,453
Citizens Financial Group, Inc.	84,462	3,009,381
Comerica, Inc.	110,990	7,559,529
Commerce Bancshares, Inc.	24,158	1,396,574
Cullen/Frost Bankers, Inc. (x)	14,367	1,267,600
East West Bancorp, Inc.	38,829	1,973,678
Fifth Third Bancorp	207,424	5,594,225
First Hawaiian, Inc. (x)	5,788	201,538
First Horizon National Corp.	62,392	1,248,464
First Republic Bank	7,813	719,890
Huntington Bancshares, Inc.	291,701	3,856,287
JPMorgan Chase & Co.#	1,644,714	141,922,372
KeyCorp	544,294	9,944,251
M&T Bank Corp.	40,571	6,346,522
PacWest Bancorp	32,100	1,747,524
People’s United Financial, Inc.	83,748	1,621,361
PNC Financial Services Group, Inc. (The)	197,126	23,055,857
Popular, Inc.	27,740	1,215,567
Regions Financial Corp.	725,026	10,411,373
Signature Bank*	5,917	888,733
SunTrust Banks, Inc.	136,157	7,468,211
SVB Financial Group*	3,650	626,559
Synovus Financial Corp.	33,720	1,385,218
TCF Financial Corp.	42,536	833,280
U.S. Bancorp	657,591	33,780,449
Wells Fargo & Co.#	1,776,147	97,883,462
Western Alliance Bancorp*	11,000	535,810
Zions Bancorp	54,514	2,346,283

		559,833,184

Capital Markets (3.4%)
Affiliated Managers Group, Inc.*	1,900	276,070
Ameriprise Financial, Inc.	41,413	4,594,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Bank of New York Mellon Corp. (The)	393,673	$18,652,227
BlackRock, Inc.	46,156	17,564,204
Charles Schwab Corp. (The)	64,866	2,560,261
CME Group, Inc.	91,808	10,590,053
Donnelley Financial Solutions, Inc.*	2,220	51,016
E*TRADE Financial Corp.*	75,651	2,621,307
Franklin Resources, Inc.	159,720	6,321,718
Goldman Sachs Group, Inc. (The)	161,641	38,704,937
Interactive Brokers Group, Inc., Class A	15,094	551,082
Intercontinental Exchange, Inc.	83,215	4,694,990
Invesco Ltd.	92,807	2,815,764
Lazard Ltd., Class A	29,800	1,224,482
Legg Mason, Inc.	28,415	849,893
LPL Financial Holdings, Inc.	19,900	700,679
Moody’s Corp.	33,717	3,178,502
Morgan Stanley	484,193	20,457,154
Nasdaq, Inc.	200,079	13,429,302
Northern Trust Corp.	56,154	5,000,514
Raymond James Financial, Inc.	34,230	2,371,112
S&P Global, Inc.	8,307	893,335
State Street Corp.	160,859	12,501,961
T Rowe Price Group, Inc.	15,500	1,166,530
TD Ameritrade Holding Corp.	7,353	320,591
Thomson Reuters Corp.	81,436	3,565,268

		175,657,310

Consumer Finance (2.3%)
Ally Financial, Inc.	120,400	2,290,008
American Express Co.	297,835	22,063,617
Capital One Financial Corp.	399,062	34,814,168
Discover Financial Services	406,546	29,307,901
Navient Corp.	89,193	1,465,441
OneMain Holdings, Inc.*	140,441	3,109,364
Santander Consumer USA Holdings, Inc.*	28,495	384,683
SLM Corp.*	524,453	5,779,472
Synchrony Financial	470,266	17,056,548

		116,271,202

Diversified Financial Services (1.9%)
Berkshire Hathaway, Inc., Class B#*	514,421	83,840,335
FNF Group	209,729	7,122,397
Leucadia National Corp.	89,105	2,071,691
Voya Financial, Inc.	55,361	2,171,258

		95,205,681

Insurance (4.6%)
Aflac, Inc.	109,190	7,599,624
Alleghany Corp.*	4,034	2,453,156
Allied World Assurance Co. Holdings AG	23,670	1,271,316
Allstate Corp. (The)	168,655	12,500,709
American Financial Group, Inc.	18,525	1,632,423
American International Group, Inc.	429,471	28,048,750
American National Insurance Co.	1,979	246,603

AmTrust Financial Services, Inc.	22,200	$607,836
Aon plc	64,876	7,235,620
Arch Capital Group Ltd.*	31,064	2,680,513
Arthur J. Gallagher & Co.	14,900	774,204
Aspen Insurance Holdings Ltd.	16,224	892,320
Assurant, Inc.	16,769	1,557,169
Assured Guaranty Ltd.	35,992	1,359,418
Athene Holding Ltd., Class A (x)*	24,994	1,199,462
Axis Capital Holdings Ltd.	24,794	1,618,304
Brown & Brown, Inc.	29,662	1,330,637
Chubb Ltd.	196,941	26,019,845
Cincinnati Financial Corp.	40,621	3,077,041
CNA Financial Corp.	7,322	303,863
Endurance Specialty Holdings Ltd.	17,334	1,601,662
Erie Indemnity Co., Class A	1,800	202,410
Everest Reinsurance Group Ltd.	11,375	2,461,550
First American Financial Corp.	124,808	4,571,717
Genworth Financial, Inc., Class A*	26,143	99,605
Hanover Insurance Group, Inc. (The)	11,501	1,046,706
Hartford Financial Services Group, Inc. (The)	217,529	10,365,257
Lincoln National Corp.	121,433	8,047,365
Loews Corp.	75,940	3,556,270
Markel Corp.*	3,749	3,390,971
Marsh & McLennan Cos., Inc.	14,638	989,382
Mercury General Corp.	7,341	442,002
MetLife, Inc.	385,572	20,778,475
Old Republic International Corp.	65,491	1,244,329
Principal Financial Group, Inc.	72,597	4,200,462
ProAssurance Corp.	14,270	801,974
Progressive Corp. (The)	237,074	8,416,127
Prudential Financial, Inc.	224,843	23,397,163
Reinsurance Group of America, Inc.	17,345	2,182,521
RenaissanceReinsurance Holdings Ltd.	11,436	1,557,812
Torchmark Corp.	32,221	2,376,621
Travelers Cos., Inc. (The)	158,524	19,406,508
Unum Group	64,553	2,835,813
Validus Holdings Ltd.	20,378	1,120,994
W. R. Berkley Corp.	25,954	1,726,201
White Mountains Insurance Group Ltd.	1,296	1,083,521
XL Group Ltd.	149,425	5,567,576

		235,879,807

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AGNC Investment Corp. (REIT)	89,948	1,630,757
Annaly Capital Management, Inc. (REIT)	276,080	2,752,518
Chimera Investment Corp. (REIT)	50,756	863,867
MFA Financial, Inc. (REIT)	100,257	764,961
Starwood Property Trust, Inc. (REIT)	272,806	5,988,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Two Harbors Investment Corp. (REIT)	93,661	$816,724

		12,816,918

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	374,828	5,963,513
TFS Financial Corp.	15,396	293,140

		6,256,653

Total Financials		1,201,920,755

Health Care (9.9%)
Biotechnology (0.5%)
Alnylam Pharmaceuticals, Inc. (x)*	2,600	97,344
Amgen, Inc.	20,693	3,025,524
Biogen, Inc.*	3,368	955,097
Gilead Sciences, Inc.	284,687	20,386,436
Juno Therapeutics, Inc. (x)*	1,600	30,160
OPKO Health, Inc. (x)*	7,400	68,820
United Therapeutics Corp.*	8,600	1,233,498

		25,796,879

Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	527,914	20,277,177
Alere, Inc.*	19,053	742,495
Baxter International, Inc.	414,820	18,393,119
Cooper Cos., Inc. (The)	2,864	501,000
Danaher Corp.	187,173	14,569,546
DENTSPLY SIRONA, Inc.	62,387	3,601,602
Hill-Rom Holdings, Inc.	1,065	59,789
Hologic, Inc.*	5,652	226,758
Medtronic plc	621,088	44,240,098
St. Jude Medical, Inc.	69,016	5,534,393
Teleflex, Inc.	9,698	1,562,833
Zimmer Biomet Holdings, Inc.	131,520	13,572,864

		123,281,674

Health Care Providers & Services (1.4%)
Acadia Healthcare Co., Inc. (x)*	12,900	426,990
Aetna, Inc.	106,818	13,246,501
Anthem, Inc.	52,146	7,497,030
Brookdale Senior Living, Inc.*	49,900	619,758
Cardinal Health, Inc.	6,542	470,828
Centene Corp.*	11,985	677,272
Cigna Corp.	113,278	15,110,153
DaVita, Inc.*	27,600	1,771,920
Envision Healthcare Corp.*	9,139	578,407
Express Scripts Holding Co.*	74,638	5,134,348
HCA Holdings, Inc.*	26,929	1,993,285
Humana, Inc.	6,556	1,337,621
Laboratory Corp. of America Holdings*	15,364	1,972,430
LifePoint Health, Inc.*	10,881	618,041
McKesson Corp.	67,378	9,463,240
MEDNAX, Inc.*	7,406	493,684
Premier, Inc., Class A (x)*	8,600	261,096
Quest Diagnostics, Inc.	72,996	6,708,332
Universal Health Services, Inc., Class B	17,538	1,865,692
WellCare Health Plans, Inc.*	1,000	137,080

		70,383,708

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	50,550	$516,116

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	65,120	2,966,867
Bio-Rad Laboratories, Inc., Class A*	5,683	1,035,897
ICON plc*	15,307	1,151,086
Patheon NV*	3,656	104,964
PerkinElmer, Inc.	23,204	1,210,089
QIAGEN NV*	61,844	1,732,869
Quintiles IMS Holdings, Inc.*	7,666	582,999
Thermo Fisher Scientific, Inc.	90,486	12,767,574
VWR Corp.*	19,817	496,020

		22,048,365

Pharmaceuticals (5.2%)
Allergan plc*	38,337	8,051,153
Endo International plc*	55,500	914,085
Johnson & Johnson#	836,711	96,397,474
Mallinckrodt plc*	29,662	1,477,761
Merck & Co., Inc.	1,008,341	59,361,035
Mylan NV*	84,800	3,235,120
Novartis AG (Registered)	15,047	1,094,945
Perrigo Co. plc	37,400	3,112,802
Pfizer, Inc.#	2,637,407	85,662,979
Roche Holding AG	4,316	985,860
Teva Pharmaceutical Industries Ltd. (ADR)	114,307	4,143,629

		264,436,843

Total Health Care		506,463,585

Industrials (8.6%)
Aerospace & Defense (1.5%)
Arconic, Inc.	119,161	2,209,245
Boeing Co. (The)	6,860	1,067,965
General Dynamics Corp.	38,708	6,683,323
Huntington Ingalls Industries, Inc.	7,330	1,350,113
L-3 Communications Holdings, Inc.	75,930	11,549,712
Lockheed Martin Corp.	22,487	5,620,401
Northrop Grumman Corp.	26,698	6,209,421
Orbital ATK, Inc.	15,809	1,386,924
Raytheon Co.	52,945	7,518,190
Spirit AeroSystems Holdings, Inc., Class A	17,373	1,013,715
Textron, Inc.	50,407	2,447,764
United Technologies Corp.	282,655	30,984,640

		78,041,413

Air Freight & Logistics (0.2%)
Expeditors International of Washington, Inc.	14,600	773,216
United Parcel Service, Inc., Class B	62,383	7,151,587

		7,924,803

Airlines (0.6%)
Alaska Air Group, Inc.	5,700	505,761
American Airlines Group, Inc.	230,610	10,767,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Copa Holdings SA, Class A	8,400	$762,972
Delta Air Lines, Inc.	209,867	10,323,358
JetBlue Airways Corp.*	80,700	1,809,294
Spirit Airlines, Inc.*	19,300	1,116,698
United Continental Holdings, Inc.*	86,100	6,274,968

		31,560,232

Building Products (0.4%)
Armstrong World Industries, Inc. (x)*	12,500	522,500
Johnson Controls International plc	407,807	16,797,570
Lennox International, Inc.	800	122,536
Masco Corp.	31,500	996,030
Owens Corning	31,037	1,600,268
USG Corp.*	23,600	681,568

		20,720,472

Commercial Services & Supplies (0.1%)
Clean Harbors, Inc.*	13,000	723,450
LSC Communications, Inc.	2,220	65,890
Republic Services, Inc.	63,965	3,649,202
RR Donnelley & Sons Co.	5,987	97,708
Stericycle, Inc.*	1,200	92,448
Waste Management, Inc.	32,715	2,319,821

		6,948,519

Construction & Engineering (0.2%)
AECOM*	61,654	2,241,739
Chicago Bridge & Iron Co. NV (N.Y. Shares)	28,200	895,350
Fluor Corp.	37,805	1,985,519
Jacobs Engineering Group, Inc.*	32,485	1,851,645
KBR, Inc.	38,597	644,184
Quanta Services, Inc.*	90,098	3,139,915
Valmont Industries, Inc.	1,200	169,080

		10,927,432

Electrical Equipment (0.6%)
AMETEK, Inc.	51,000	2,478,600
Eaton Corp. plc	275,795	18,503,087
Emerson Electric Co.	145,935	8,135,876
Hubbell, Inc.	5,346	623,878
Regal Beloit Corp.	12,093	837,440
Rockwell Automation, Inc.	7,400	994,560

		31,573,441

Industrial Conglomerates (1.8%)
3M Co.	57,390	10,248,132
Carlisle Cos., Inc.	11,878	1,310,025
General Electric Co.#	2,017,630	63,757,109
Honeywell International, Inc.	85,291	9,880,962
Roper Technologies, Inc.	13,300	2,434,964

		87,631,192

Machinery (1.8%)
AGCO Corp.	18,851	1,090,719
Allison Transmission Holdings, Inc.	38,300	1,290,327
Caterpillar, Inc.	151,561	14,055,768
Colfax Corp.*	26,600	955,738

Crane Co.	13,174	$950,109
Cummins, Inc.	47,360	6,472,691
Deere & Co.	72,399	7,459,994
Donaldson Co., Inc.	2,654	111,680
Dover Corp.	41,639	3,120,010
Flowserve Corp. (x)	13,800	663,090
Fortive Corp.	60,534	3,246,438
IDEX Corp.	1,455	131,037
Illinois Tool Works, Inc.	49,463	6,057,239
Ingersoll-Rand plc	114,284	8,575,872
ITT, Inc.	24,400	941,108
Lincoln Electric Holdings, Inc.	6,100	467,687
Manitowoc Foodservice, Inc.*	19,200	371,136
Oshkosh Corp.	75,999	4,910,295
PACCAR, Inc.	84,776	5,417,186
Parker-Hannifin Corp.	39,967	5,595,380
Pentair plc	78,786	4,417,531
Snap-on, Inc.	4,200	719,334
Stanley Black & Decker, Inc.	56,741	6,507,625
Terex Corp.	28,603	901,853
Timken Co. (The)	19,039	755,848
Trinity Industries, Inc.	40,398	1,121,448
Xylem, Inc.	23,217	1,149,706

		87,456,849

Marine (0.0%)
Kirby Corp.*	14,300	950,950

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	9,108	1,104,983
Equifax, Inc.	14,705	1,738,572
ManpowerGroup, Inc.	19,308	1,715,902
Nielsen Holdings plc	290,499	12,186,433

		16,745,890

Road & Rail (1.0%)
AMERCO	703	259,822
Canadian National Railway Co.	33,061	2,228,311
CSX Corp.	268,488	9,646,774
Genesee & Wyoming, Inc., Class A*	15,339	1,064,680
Hertz Global Holdings, Inc.*	15,660	337,630
Kansas City Southern	29,200	2,477,620
Norfolk Southern Corp.	80,788	8,730,759
Old Dominion Freight Line, Inc.*	6,900	591,951
Ryder System, Inc.	14,458	1,076,254
Union Pacific Corp.	257,294	26,676,241

		53,090,042

Trading Companies & Distributors (0.1%)
Air Lease Corp.	13,149	451,405
Herc Holdings, Inc.*	5,186	208,270
MSC Industrial Direct Co., Inc., Class A	7,500	692,925
United Rentals, Inc.*	14,098	1,488,467
WESCO International, Inc.*	13,164	876,064

		3,717,131

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	20,200	1,650,340

Total Industrials		438,938,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Information Technology (9.9%)
Communications Equipment (1.8%)
ARRIS International plc*	39,500	$1,190,135
Brocade Communications Systems, Inc.	108,476	1,354,865
Cisco Systems, Inc.	2,340,583	70,732,418
EchoStar Corp., Class A*	12,283	631,223
Harris Corp.	33,914	3,475,168
Juniper Networks, Inc.	101,229	2,860,732
Motorola Solutions, Inc.	42,000	3,481,380
Nokia OYJ (ADR) (x)	1,479,992	7,118,762

		90,844,683

Electronic Equipment, Instruments & Components (0.3%)
Arrow Electronics, Inc.*	24,608	1,754,550
Avnet, Inc.	34,682	1,651,210
Corning, Inc.	322,757	7,833,311
Dolby Laboratories, Inc., Class A	13,736	620,730
Fitbit, Inc., Class A (x)*	6,265	45,860
FLIR Systems, Inc.	37,135	1,343,916
IPG Photonics Corp.*	1,500	148,065
Jabil Circuit, Inc.	50,674	1,199,454
Keysight Technologies, Inc.*	46,510	1,700,871
National Instruments Corp.	5,900	181,838
TE Connectivity Ltd.	9,842	681,854
Trimble, Inc.*	14,200	428,130
Zebra Technologies Corp., Class A*	2,600	222,976

		17,812,765

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	5,200	346,736
Alphabet, Inc., Class C*	20,068	15,488,883
CommerceHub, Inc.*	9,040	135,814
eBay, Inc.*	29,344	871,223
Facebook, Inc., Class A*	48,817	5,616,396
IAC/InterActiveCorp*	4,100	265,639
Nutanix, Inc., Class A (x)*	993	26,374
Pandora Media, Inc. (x)*	8,300	108,232
Twilio, Inc., Class A (x)*	588	16,964
Twitter, Inc. (x)*	20,100	327,630
Yahoo!, Inc.*	235,500	9,106,785
Yelp, Inc.*	4,200	160,146
Zillow Group, Inc., Class A (x)*	4,200	153,090
Zillow Group, Inc., Class C (x)*	8,500	309,995

		32,933,907

IT Services (1.3%)
Accenture plc, Class A	125,074	14,649,918
Amdocs Ltd.	59,887	3,488,418
Booz Allen Hamilton Holding Corp.	133,530	4,816,427
Cognizant Technology Solutions Corp., Class A*	31,449	1,762,087
Computer Sciences Corp.	37,570	2,232,409
CoreLogic, Inc.*	9,825	361,855
Fidelity National Information Services, Inc.	99,684	7,540,098
First Data Corp., Class A*	56,860	806,843
Fiserv, Inc.*	26,790	2,847,241

International Business Machines Corp.	95,184	$15,799,592
Leidos Holdings, Inc.	17,684	904,360
Mastercard, Inc., Class A	37,695	3,892,009
Total System Services, Inc.	20,130	986,974
Xerox Corp.	814,793	7,113,143

		67,201,374

Semiconductors & Semiconductor Equipment (2.9%)
Analog Devices, Inc.	83,295	6,048,883
Applied Materials, Inc.	114,291	3,688,171
Cree, Inc. (x)*	17,100	451,269
Cypress Semiconductor Corp. (x)	84,481	966,463
First Solar, Inc. (x)*	20,494	657,652
Intel Corp.	1,453,523	52,719,279
Lam Research Corp.	8,664	916,045
Linear Technology Corp.	34,300	2,138,605
Marvell Technology Group Ltd.	109,100	1,513,217
Micron Technology, Inc.*	281,145	6,162,698
NVIDIA Corp.	14,854	1,585,516
ON Semiconductor Corp.*	100,493	1,282,291
Qorvo, Inc.*	31,300	1,650,449
QUALCOMM, Inc.	746,080	48,644,416
Skyworks Solutions, Inc.	4,200	313,572
SunPower Corp. (x)*	15,500	102,455
Teradyne, Inc.	123,579	3,138,907
Texas Instruments, Inc.	131,188	9,572,788
Versum Materials, Inc.*	3,403	95,522
Xilinx, Inc.	47,100	2,843,427

		144,491,625

Software (1.5%)
ANSYS, Inc.*	17,700	1,637,073
Autodesk, Inc.*	10,469	774,811
CA, Inc.	79,106	2,513,198
Dell Technologies, Inc., Class V*	52,674	2,895,490
FireEye, Inc. (x)*	31,400	373,660
Intuit, Inc.	7,934	909,316
Microsoft Corp.	223,893	13,912,710
Nuance Communications, Inc.*	14,635	218,062
Oracle Corp.	1,114,385	42,848,102
PTC, Inc.*	17,100	791,217
SS&C Technologies Holdings, Inc.	3,600	102,960
Symantec Corp.	142,850	3,412,687
Synopsys, Inc.*	37,047	2,180,586
VMware, Inc., Class A (x)*	15,100	1,188,823
Zynga, Inc., Class A (x)*	196,589	505,234

		74,263,929

Technology Hardware, Storage & Peripherals (1.5%)
Apple, Inc.	329,908	38,209,946
Hewlett Packard Enterprise Co.	686,658	15,889,266
HP, Inc.	788,598	11,702,794
NCR Corp.*	40,872	1,657,768
NetApp, Inc.	78,600	2,772,222
Western Digital Corp.	76,652	5,208,503

		75,440,499

Total Information Technology		502,988,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Materials (2.4%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	6,907	$993,365
Akzo Nobel NV (ADR)	138,140	2,859,498
Albemarle Corp.	30,422	2,618,726
Ashland Global Holdings, Inc.	16,813	1,837,493
Cabot Corp.	16,589	838,408
Celanese Corp.	36,400	2,866,136
CF Industries Holdings, Inc. (x)	228,936	7,206,905
Dow Chemical Co. (The)	305,077	17,456,506
Eastman Chemical Co.	40,100	3,015,921
EI du Pont de Nemours & Co.	47,931	3,518,135
FMC Corp.	7,000	395,920
Huntsman Corp.	53,713	1,024,844
LyondellBasell Industries NV, Class A	62,177	5,333,543
Monsanto Co.	70,688	7,437,084
Mosaic Co. (The)	94,887	2,783,036
NewMarket Corp.	200	84,768
Platform Specialty Products Corp.*	52,800	517,968
PPG Industries, Inc.	89,039	8,437,336
Praxair, Inc.	9,500	1,113,305
Scotts Miracle-Gro Co. (The), Class A	1,000	95,550
Sherwin-Williams Co. (The)	9,887	2,657,032
Valvoline, Inc. (x)	9,510	204,465
W.R. Grace & Co.	8,500	574,940
Westlake Chemical Corp.	10,236	573,114

		74,443,998

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	1,700	376,601
Vulcan Materials Co.	2,454	307,118

		683,719

Containers & Packaging (0.4%)
AptarGroup, Inc.	12,492	917,537
Avery Dennison Corp.	13,844	972,126
Bemis Co., Inc.	54,190	2,591,366
Crown Holdings, Inc.*	64,430	3,387,085
Graphic Packaging Holding Co.	103,130	1,287,062
International Paper Co.	111,313	5,906,268
Sealed Air Corp.	3,500	158,690
Sonoco Products Co.	26,867	1,415,891
WestRock Co.	67,942	3,449,415

		20,085,440

Metals & Mining (0.5%)
Alcoa Corp.	39,687	1,114,411
Compass Minerals International, Inc. (x)	9,100	712,985
Freeport-McMoRan, Inc.*	281,677	3,715,320
Newmont Mining Corp.	159,393	5,430,520
Nucor Corp.	86,349	5,139,492
Reliance Steel & Aluminum Co.	54,599	4,342,804
Royal Gold, Inc.	16,428	1,040,714
Southern Copper Corp. (x)	12,600	402,444
Steel Dynamics, Inc.	54,116	1,925,447
Tahoe Resources, Inc.	81,485	767,589
United States Steel Corp.	41,617	1,373,777

		25,965,503

Paper & Forest Products (0.0%)
Domtar Corp.	16,894	$659,373

Total Materials		121,838,033

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	18,806	2,089,911
American Campus Communities, Inc. (REIT)	35,411	1,762,405
American Homes 4 Rent (REIT), Class A	45,108	946,366
Apartment Investment & Management Co. (REIT), Class A	42,149	1,915,672
Apple Hospitality REIT, Inc. (REIT)	44,500	889,110
AvalonBay Communities, Inc. (REIT)	37,248	6,598,482
Boston Properties, Inc. (REIT)	34,475	4,336,266
Brandywine Realty Trust (REIT)	46,544	768,441
Brixmor Property Group, Inc. (REIT)	109,101	2,664,246
Camden Property Trust (REIT)	23,167	1,947,650
Care Capital Properties, Inc. (REIT)	20,499	512,475
Columbia Property Trust, Inc. (REIT)	33,500	723,600
Communications Sales & Leasing, Inc. (REIT)*	33,107	841,249
CoreCivic, Inc. (REIT)	31,589	772,667
Corporate Office Properties Trust (REIT)	25,497	796,016
Crown Castle International Corp. (REIT)	10,400	902,408
CubeSmart (REIT)	15,300	409,581
CyrusOne, Inc. (REIT) (x)	2,300	102,879
DCT Industrial Trust, Inc. (REIT)	24,400	1,168,272
DDR Corp. (REIT)	83,369	1,273,045
Digital Realty Trust, Inc. (REIT)	11,960	1,175,190
Douglas Emmett, Inc. (REIT)	37,844	1,383,577
Duke Realty Corp. (REIT)	93,839	2,492,364
Empire State Realty Trust, Inc. (REIT), Class A	12,700	256,413
EPR Properties (REIT)	17,100	1,227,267
Equity Commonwealth (REIT)*	33,046	999,311
Equity One, Inc. (REIT)	24,800	761,112
Equity Residential (REIT)	96,739	6,226,122
Essex Property Trust, Inc. (REIT)	10,309	2,396,843
Forest City Realty Trust, Inc. (REIT), Class A	61,858	1,289,121
General Growth Properties, Inc. (REIT)	156,225	3,902,501
HCP, Inc. (REIT)	126,909	3,771,735
Healthcare Trust of America, Inc. (REIT), Class A	9,697	282,280
Highwoods Properties, Inc. (REIT)	25,900	1,321,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	43,483	$1,380,150
Host Hotels & Resorts, Inc. (REIT)	199,738	3,763,064
Kilroy Realty Corp. (REIT)	24,488	1,793,011
Kimco Realty Corp. (REIT)	109,472	2,754,316
Liberty Property Trust (REIT)	39,547	1,562,107
Life Storage, Inc. (REIT)	4,300	366,618
Macerich Co. (The) (REIT)	38,909	2,756,314
Mid-America Apartment Communities, Inc. (REIT)	30,514	2,987,931
National Retail Properties, Inc. (REIT)	38,662	1,708,860
NorthStar Realty Finance Corp. (REIT)	48,600	736,290
Omega Healthcare Investors, Inc. (REIT)	31,300	978,438
Outfront Media, Inc. (REIT)	31,360	779,923
Paramount Group, Inc. (REIT)	48,774	779,896
Piedmont Office Realty Trust, Inc. (REIT), Class A	39,188	819,421
Prologis, Inc. (REIT)	141,754	7,483,193
Quality Care Properties, Inc. (REIT)*	25,301	392,166
Rayonier, Inc. (REIT)	33,200	883,120
Realty Income Corp. (REIT)	69,988	4,022,910
Regency Centers Corp. (REIT)	23,102	1,592,883
Retail Properties of America, Inc. (REIT), Class A	64,297	985,673
Senior Housing Properties Trust (REIT)	56,322	1,066,175
Simon Property Group, Inc. (REIT)	7,900	1,403,593
SL Green Realty Corp. (REIT)	26,515	2,851,688
Spirit Realty Capital, Inc. (REIT)	129,933	1,411,072
STORE Capital Corp. (REIT)	40,800	1,008,168
Sun Communities, Inc. (REIT)	16,900	1,294,709
Tanger Factory Outlet Centers, Inc. (REIT)	2,400	85,872
Taubman Centers, Inc. (REIT)	7,943	587,226
UDR, Inc. (REIT)	71,828	2,620,285
Ventas, Inc. (REIT)	62,898	3,932,383
VEREIT, Inc. (REIT)	262,600	2,221,596
Vornado Realty Trust (REIT)	46,646	4,868,443
Weingarten Realty Investors (REIT)	31,516	1,127,958
Welltower, Inc. (REIT)	97,012	6,493,013
Weyerhaeuser Co. (REIT)	201,320	6,057,719
WP Carey, Inc. (REIT)	28,053	1,657,652

		136,119,572

Real Estate Management & Development (0.1%)
Howard Hughes Corp. (The)*	9,799	1,118,066
Jones Lang LaSalle, Inc.	12,246	1,237,336
Realogy Holdings Corp.	39,107	1,006,223

		3,361,625

Total Real Estate		139,481,197

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	1,812,006	$77,064,615
CenturyLink, Inc. (x)	145,908	3,469,692
Frontier Communications Corp. (x)	316,729	1,070,544
Level 3 Communications, Inc.*	79,300	4,469,348
SBA Communications Corp., Class A*	12,300	1,270,098
Verizon Communications, Inc.	947,708	50,588,653

		137,932,950

Wireless Telecommunication Services (0.4%)
Sprint Corp. (x)*	205,381	1,729,308
Telephone & Data Systems, Inc.	301,674	8,709,328
T-Mobile US, Inc.*	176,809	10,168,286
United States Cellular Corp.*	26,297	1,149,705

		21,756,627

Total Telecommunication Services		159,689,577

Utilities (4.9%)
Electric Utilities (3.1%)
Alliant Energy Corp.	61,640	2,335,540
American Electric Power Co., Inc.	232,791	14,656,521
Avangrid, Inc.	15,162	574,337
Duke Energy Corp.	252,618	19,608,209
Edison International	170,381	12,265,728
Entergy Corp.	48,614	3,571,671
Eversource Energy	86,197	4,760,660
Exelon Corp.	850,621	30,188,539
FirstEnergy Corp.	115,476	3,576,292
Great Plains Energy, Inc.	58,319	1,595,025
Hawaiian Electric Industries, Inc.	29,064	961,146
NextEra Energy, Inc.	125,213	14,957,945
OGE Energy Corp.	53,960	1,804,962
PG&E Corp.	149,169	9,065,000
Pinnacle West Capital Corp.	30,025	2,342,851
Portland General Electric Co.	91,797	3,977,564
PPL Corp.	184,159	6,270,614
Southern Co. (The)	255,405	12,563,372
Westar Energy, Inc.	38,387	2,163,107
Xcel Energy, Inc.	172,872	7,035,890

		154,274,973

Gas Utilities (0.1%)
Atmos Energy Corp.	27,416	2,032,896
National Fuel Gas Co.	19,945	1,129,685
UGI Corp.	46,635	2,148,941

		5,311,522

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	1,385,751	16,102,426
Calpine Corp.*	96,842	1,106,904
Dynegy, Inc.*	422,730	3,576,296
NRG Energy, Inc.	85,357	1,046,477

		21,832,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Multi-Utilities (1.2%)
Ameren Corp.	65,775	$3,450,557
CenterPoint Energy, Inc.	117,098	2,885,295
CMS Energy Corp.	75,486	3,141,727
Consolidated Edison, Inc.	82,770	6,098,494
Dominion Resources, Inc.	156,912	12,017,889
DTE Energy Co.	48,639	4,791,428
MDU Resources Group, Inc.	52,594	1,513,129
NiSource, Inc.	312,526	6,919,326
Public Service Enterprise Group, Inc.	151,299	6,639,000
SCANA Corp.	35,318	2,588,103
Sempra Energy	67,879	6,831,343
Vectren Corp.	22,444	1,170,455
WEC Energy Group, Inc.	94,514	5,543,246

		63,589,992

Water Utilities (0.1%)
American Water Works Co., Inc.	48,289	3,494,192
Aqua America, Inc.	48,068	1,443,963

		4,938,155

Total Utilities		249,946,745

Total Common Stocks (88.4%) (Cost $3,276,512,716)		4,509,660,734

CONVERTIBLE PREFERRED STOCK:
Consumer Staples (0.0%)
Food Products (0.0%)
Tyson Foods, Inc. 4.75%	31,960	2,162,094

Total Convertible Preferred Stock (0.0%) (Cost $1,608,580)		2,162,094

EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund	10,794	2,428,542
iShares Morningstar Large-Cap Fund	15,429	2,046,965
iShares Morningstar Large-Cap Growth Fund	6,960	842,299
iShares Morningstar Large-Cap Value Fund‡	251,605	23,678,848
iShares Russell 1000 Fund (x)	4,431	551,482
iShares Russell 1000 Growth Fund	3,270	343,023
iShares Russell 1000 Value Fund	308,588	34,571,114
iShares S&P 500 Growth Fund (x)	4,250	517,608
iShares S&P 500 Value Fund (x)	233,791	23,701,732
Vanguard Growth Fund	7,490	834,985
Vanguard Large-Cap Fund	8,764	897,171
Vanguard Value Fund	255,201	23,736,245

Total Exchange Traded Funds (2.2%) (Cost $99,932,963)		114,150,014

SHORT-TERM INVESTMENTS:
Investment Company (7.2%)
JPMorgan Prime Money Market Fund, IM Shares	366,638,430	$366,748,422

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,500,197, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,550,000. (xx)	$2,500,000	2,500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,300,852, collateralized by various Common Stocks; total market value $8,114,352. (xx)	7,300,000	7,300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,701,482, collateralized by various Common Stocks; total market value $14,116,749. (xx)	12,700,000	12,700,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $800,084, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $816,003. (xx)	800,000	800,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $4,192,885, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $4,276,506. (xx)	4,192,652	4,192,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $3,600,420, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,673,860. (xx)	$3,600,000	$3,600,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $500,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $10,000,667, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $10,200,680. (xx)	10,000,000	10,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,000,100, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,040,000. (xx)	2,000,000	2,000,000

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	$2,000,000	$2,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		55,292,652

Total Short-Term Investments (8.3%) (Cost $421,947,724)		422,041,074

Total Investments (98.9%) (Cost $3,800,001,983)		5,048,013,916
Other Assets Less Liabilities (1.1%)		55,410,253

Net Assets (100%)		$5,103,424,169

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $49,892,169.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $53,833,875. This was secured by cash collateral of $55,292,652 which was subsequently invested in joint repurchase agreements with a total value of $55,292,652, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $224,529 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 3.625%, maturing 6/30/18 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
iShares Morningstar Large-Cap Value Fund*	$11,639,126	$11,398,304	$1,777,302	$23,678,848	$539,510	$8,480

*	Not affiliated as of December 31, 2015.
†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	3,007	March-17	$333,909,253	$336,212,670	$2,303,417
S&P MidCap 400 E-Mini Index	694	March-17	115,922,336	115,141,540	(780,796)

					$1,522,621

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$264,294,112	$—	$—	$264,294,112
Consumer Staples	353,683,953	13,904,230	—	367,588,183
Energy	556,511,059	—	—	556,511,059
Financials	1,201,920,755	—	—	1,201,920,755
Health Care	504,382,780	2,080,805	—	506,463,585
Industrials	438,938,706	—	—	438,938,706
Information Technology	502,988,782	—	—	502,988,782
Materials	121,838,033	—	—	121,838,033
Real Estate	139,481,197	—	—	139,481,197
Telecommunication Services	159,689,577	—	—	159,689,577
Utilities	249,946,745	—	—	249,946,745
Convertible Preferred Stocks
Consumer Staples	2,162,094	—	—	2,162,094
Exchange Traded Funds	114,150,014	—	—	114,150,014
Futures	2,303,417	—	—	2,303,417
Short-Term Investments
Investment Companies	366,748,422	—	—	366,748,422
Repurchase Agreements	—	55,292,652	—	55,292,652

Total Assets	$4,979,039,646	$71,277,687	$—	$5,050,317,333

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(780,796)	$—	$—	$(780,796)

Total Liabilities	$(780,796)	$—	$—	$(780,796)

Total	$4,978,258,850	$71,277,687	$—	$5,049,536,537

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized appreciation	$2,303,417	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(780,796	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$49,655,186

$49,655,186

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,701,329

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $439,618,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$952,732,694
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,471,018,884

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,245,386,245
Aggregate gross unrealized depreciation	(147,042,519)

Net unrealized appreciation	$1,098,343,726

Federal income tax cost of investments	$3,949,670,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $21,100,040)	$23,678,848
Unaffiliated Issuers (Cost $3,723,609,291)	4,969,042,416
Repurchase Agreements (Cost $55,292,652)	55,292,652
Cash	108,401,782
Receivable for securities sold	9,879,178
Dividends, interest and other receivables	7,353,326
Receivable from Separate Accounts for Trust shares sold	76,181
Securities lending income receivable	38,471
Due from Custodian	31,147
Other assets	16,461

Total assets	5,173,810,462

LIABILITIES
Payable for return of collateral on securities loaned	55,292,652
Payable for securities purchased	7,062,826
Payable to Separate Accounts for Trust shares redeemed	2,376,797
Investment management fees payable	2,012,619
Due to broker for futures variation margin	1,816,975
Distribution fees payable – Class IB	684,667
Administrative fees payable	545,848
Distribution fees payable – Class IA	227,737
Trustees’ fees payable	50,480
Accrued expenses	315,692

Total liabilities	70,386,293

NET ASSETS	$5,103,424,169

Net assets were comprised of:
Paid in capital	$4,422,674,536
Accumulated undistributed net investment income (loss)	2,558,707
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(571,338,045)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,249,528,971

Net assets	$5,103,424,169

Class IA
Net asset value, offering and redemption price per share, $1,068,914,807 / 63,087,126 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.94

Class IB
Net asset value, offering and redemption price per share, $3,210,025,538 / 189,898,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.90

Class K
Net asset value, offering and redemption price per share, $824,483,824 / 48,672,262 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.94

(x)	Includes value of securities on loan of $53,833,875.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($539,510 of dividend income received from affiliates) (net of $136,045 foreign withholding tax)	$119,029,838
Interest	284,976
Securities lending (net)	405,503

Total income	119,720,317

EXPENSES
Investment management fees	22,740,902
Distribution fees – Class IB	7,739,445
Administrative fees	6,194,900
Distribution fees – Class IA	2,541,652
Printing and mailing expenses	338,426
Custodian fees	284,500
Professional fees	220,253
Trustees’ fees	120,792
Miscellaneous	133,215

Gross expenses	40,314,085
Less: Waiver from investment manager	(326,932)

Net expenses	39,987,153

NET INVESTMENT INCOME (LOSS)	79,733,164

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($8,480 of realized gain (loss) from affiliates)	192,404,139
Net distributions of realized gain received from underlying funds	740
Futures	49,655,186
Foreign currency transactions	(10,930)

Net realized gain (loss)	242,049,135

Change in unrealized appreciation (depreciation) on:
Investments ($2,418,720 of change in unrealized appreciation (depreciation) from affiliates)	381,770,894
Futures	4,701,329
Foreign currency translations	(262)

Net change in unrealized appreciation (depreciation)	386,471,961

NET REALIZED AND UNREALIZED GAIN (LOSS)	628,521,096

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$708,254,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$79,733,164	$86,221,038
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	242,049,135	443,108,218
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	386,471,961	(747,749,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	708,254,260	(218,420,644)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(16,285,269)	(17,352,060)
Class IB	(48,961,729)	(53,583,175)
Class K	(15,049,956)	(17,200,544)

	(80,296,954)	(88,135,779)

Return of capital
Class IA	(804,490)	—
Class IB	(2,418,702)	—
Class K	(743,466)	—

	(3,966,658)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(84,263,612)	(88,135,779)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 531,568 and 1,197,299 shares, respectively ]	8,285,875	18,722,140
Capital shares issued in reinvestment of dividends [ 1,000,511 and 1,186,888 shares, respectively ]	17,089,759	17,352,060
Capital shares repurchased [ (7,257,437) and (6,514,205) shares, respectively ]	(112,171,580)	(101,833,275)

Total Class IA transactions	(86,795,946)	(65,759,075)

Class IB
Capital shares sold [ 1,902,425 and 1,693,871 shares, respectively ]	29,902,311	26,339,013
Capital shares issued in reinvestment of dividends [ 3,015,072 and 3,673,666 shares, respectively ]	51,380,431	53,583,175
Capital shares repurchased [ (27,457,931) and (30,003,991) shares, respectively ]	(425,879,218)	(467,736,340)

Total Class IB transactions	(344,596,476)	(387,814,152)

Class K
Capital shares sold [ 1,187,134 and 715,404 shares, respectively ]	17,883,343	11,062,467
Capital shares issued in reinvestment of dividends [ 924,927 and 1,176,841 shares, respectively ]	15,793,422	17,200,544
Capital shares repurchased [ (10,146,158) and (13,918,841) shares, respectively ]	(160,572,622)	(215,511,503)

Total Class K transactions	(126,895,857)	(187,248,492)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(558,288,279)	(640,821,719)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,702,369	(947,378,142)
NET ASSETS:
Beginning of year	5,037,721,800	5,985,099,942

End of year (a)	$5,103,424,169	$5,037,721,800

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,558,707	$1,854,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.93	$15.83	$14.29	$10.89	$9.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.24	0.20	0.17	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.04	(0.88)	1.55	3.37	1.35

Total from investment operations	2.28	(0.64)	1.75	3.54	1.51

Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.21)	(0.14)	(0.17)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.27)	(0.26)	(0.21)	(0.14)	(0.17)

Net asset value, end of year	$16.94	$14.93	$15.83	$14.29	$10.89

Total return	15.28%	(4.03)%	12.25%	32.54%	15.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,068,915	$1,027,281	$1,154,355	$1,068,537	$891,848
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.86%	0.89%	0.91%
After waivers and fees paid indirectly (f)	0.85%	0.84%	0.86%	0.88%	0.91%
Before waivers and fees paid indirectly (f)	0.86%	0.85%	0.86%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.57%	1.51%	1.33%	1.31%	1.52%
After waivers and fees paid indirectly (f)	1.57%	1.51%	1.33%	1.32%	1.52%
Before waivers and fees paid indirectly (f)	1.57%	1.50%	1.33%	1.31%	1.52%
Portfolio turnover rate^	21%	25%	21%	37%	25%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.89	$15.79	$14.26	$10.87	$9.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.23	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.04	(0.87)	1.54	3.35	1.35

Total from investment operations	2.28	(0.64)	1.74	3.53	1.51

Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.21)	(0.14)	(0.17)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.27)	(0.26)	(0.21)	(0.14)	(0.17)

Net asset value, end of year	$16.90	$14.89	$15.79	$14.26	$10.87

Total return	15.32%	(4.05)%	12.20%	32.50%	15.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,210,026	$3,164,043	$3,743,107	$3,852,949	$1,340,073
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.86%	0.89%	0.91%
After waivers and fees paid indirectly (f)	0.85%	0.84%	0.86%	0.88%	0.91%
Before waivers and fees paid indirectly (f)	0.86%	0.85%	0.86%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.57%	1.50%	1.33%	1.35%	1.52%
After waivers and fees paid indirectly (f)	1.57%	1.50%	1.33%	1.35%	1.52%
Before waivers and fees paid indirectly (f)	1.57%	1.50%	1.33%	1.35%	1.52%
Portfolio turnover rate^	21%	25%	21%	37%	25%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.93	$15.82	$14.29	$10.89	$9.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.27	0.23	0.20	0.18
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.04	(0.87)	1.55	3.38	1.36

Total from investment operations	2.32	(0.60)	1.78	3.58	1.54

Less distributions:
Dividends from net investment income	(0.30)	(0.29)	(0.25)	(0.18)	(0.20)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.31)	(0.29)	(0.25)	(0.18)	(0.20)

Net asset value, end of year	$16.94	$14.93	$15.82	$14.29	$10.89

Total return	15.58%	(3.72)%	12.46%	32.87%	16.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$824,484	$846,398	$1,087,638	$597,851	$677,124
Ratio of expenses to average net assets:
After waivers (f)	0.60%	0.59%	0.61%	0.64%	0.66%
After waivers and fees paid indirectly (f)	0.60%	0.59%	0.61%	0.63%	0.66%
Before waivers and fees paid indirectly (f)	0.61%	0.60%	0.61%	0.64%	0.66%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.82%	1.74%	1.55%	1.56%	1.76%
After waivers and fees paid indirectly (f)	1.82%	1.74%	1.55%	1.57%	1.76%
Before waivers and fees paid indirectly (f)	1.81%	1.74%	1.55%	1.56%	1.76%
Portfolio turnover rate^	21%	25%	21%	37%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(af)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA Large Cap Value Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	17.69%	14.70%	6.09%
Portfolio – Class IB Shares	17.62	14.71	5.94
Portfolio – Class K Shares*	17.99	14.99	14.93
Russell Midcap® Value Index	20.00	15.70	7.59
Volatility Managed Index – Mid Cap Value	19.16	15.34	9.74
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.62% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell Midcap® Value Index, and the Volatility Managed Index — Mid Cap Value returned 20.00% and 19.16%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell Midcap® Value Index.

Portfolio Highlights

What helped performance during the year:

•	Underweighting the real estate and financials sectors and overweighting the industrials sector was beneficial to relative returns for the year.

•	Health care stock selection was beneficial to relative performance, including overweighting Envision Healthcare Corp. and the iShares S&P Mid-Cap 400 Value ETF and underweighting Perrigo Co. plc.

•	Stock selection in the utilities and consumer staples sectors also added to relative portfolio performance.

What hurt performance during the year:

•	Stock selection in the industrials, consumer discretionary and materials sectors were notable detractors from relative performance.

•	Underweight positioning in the energy and materials sectors also detracted.

•

Willis Towers Watson plc, a global multinational risk management, insurance brokerage and advisory company which is not a benchmark constituent, was the largest detractor from relative returns. An overweight position in LifePoint Health, Inc. also detracted.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	17.8%
Exchange Traded Funds	9.8
Industrials	9.8
Real Estate	8.9
Consumer Discretionary	8.4
Information Technology	8.0
Energy	7.2
Utilities	6.7
Investment Company	5.6
Materials	4.8
Health Care	3.6
Consumer Staples	3.5
Repurchase Agreements	2.3
Telecommunication Services	0.8
Cash and Other	2.8

100.0%

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,107.76	$5.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.82
Class IB
Actual	1,000.00	1,107.26	5.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.82
Class K
Actual	1,000.00	1,109.15	3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.55

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.4%)
Auto Components (1.1%)
Adient plc*	23,087	$1,352,898
BorgWarner, Inc.	271,222	10,696,996
Gentex Corp.	33,335	656,366
Goodyear Tire & Rubber Co. (The)	339,160	10,469,869
Lear Corp.	4,222	558,866

		23,734,995

Distributors (0.0%)
Genuine Parts Co.	2,600	248,404

Diversified Consumer Services (0.1%)
Graham Holdings Co., Class B	1,412	722,873
H&R Block, Inc.	66,435	1,527,341

		2,250,214

Hotels, Restaurants & Leisure (1.3%)
Aramark	43,765	1,563,286
Bloomin’ Brands, Inc.	44,700	805,941
Choice Hotels International, Inc.	3,388	189,897
Extended Stay America, Inc.	21,062	340,151
Hilton Worldwide Holdings, Inc.	20,734	563,965
Hyatt Hotels Corp., Class A*	9,855	544,587
International Game Technology plc	30,943	789,665
Marriott International, Inc., Class A	24,948	2,062,701
MGM Resorts International*	137,918	3,976,176
Norwegian Cruise Line Holdings Ltd.*	150,540	6,402,466
Red Rock Resorts, Inc., Class A	200,615	4,652,262
Royal Caribbean Cruises Ltd.	53,788	4,412,768
Wendy’s Co. (The)	29,827	403,261
Wynn Resorts Ltd.	2,363	204,423

		26,911,549

Household Durables (1.8%)
CalAtlantic Group, Inc.	20,311	690,777
D.R. Horton, Inc.	141,976	3,880,204
Garmin Ltd. (x)	35,741	1,733,081
Harman International Industries, Inc.	11,867	1,319,136
Lennar Corp., Class A	138,638	5,951,729
Lennar Corp., Class B (x)	1,994	68,793
Mohawk Industries, Inc.*	4,229	844,447
Newell Brands, Inc.	106,969	4,776,166
NVR, Inc.*	3,050	5,090,450
PulteGroup, Inc.	77,720	1,428,494
Toll Brothers, Inc.*	97,679	3,028,049
Whirlpool Corp.	52,244	9,496,391

		38,307,717

Internet & Direct Marketing Retail (0.1%)
Liberty Expedia Holdings, Inc., Class A*	13,897	551,294
Liberty Interactive Corp. QVC Group*	61,172	1,222,217
Liberty Ventures*	20,845	768,555

		2,542,066

Leisure Products (0.0%)
Brunswick Corp.	5,672	$309,351
Vista Outdoor, Inc.*	16,393	604,902

		914,253

Media (1.2%)
Clear Channel Outdoor Holdings, Inc., Class A	6,590	33,280
Discovery Communications, Inc., Class A*	3,003	82,312
Discovery Communications, Inc., Class C*	6,120	163,894
Interpublic Group of Cos., Inc. (The)	126,298	2,956,636
John Wiley & Sons, Inc., Class A	66,067	3,600,652
Liberty Broadband Corp., Class A*	7,930	574,608
Liberty Broadband Corp., Class C*	33,130	2,453,939
Liberty Media Corp-Liberty SiriusXM, Class A*	28,736	991,967
Liberty Media Corp-Liberty SiriusXM, Class C*	58,347	1,979,130
Lions Gate Entertainment Corp., Class A (x)	5,619	151,151
Lions Gate Entertainment Corp., Class B*	5,619	137,890
Live Nation Entertainment, Inc.*	18,572	494,015
Madison Square Garden Co. (The), Class A*	5,726	982,066
News Corp., Class A	121,297	1,390,064
News Corp., Class B	39,059	460,896
Quebecor, Inc., Class B	59,190	1,645,232
Regal Entertainment Group, Class A (x)	19,232	396,179
TEGNA, Inc.	323,541	6,920,542
Tribune Media Co., Class A	22,284	779,494
Viacom, Inc., Class B	13,869	486,802

		26,680,749

Multiline Retail (0.4%)
Dillard’s, Inc., Class A	6,330	396,828
JC Penney Co., Inc. (x)*	96,475	801,707
Kohl’s Corp.	59,188	2,922,703
Macy’s, Inc.	98,877	3,540,786

		7,662,024

Specialty Retail (1.7%)
Aaron’s, Inc.	237,164	7,586,875
AutoNation, Inc.*	12,905	627,828
Bed Bath & Beyond, Inc.	42,087	1,710,416
Best Buy Co., Inc.	88,773	3,787,944
Burlington Stores, Inc.*	9,880	837,330
Cabela’s, Inc.*	13,668	800,261
CST Brands, Inc.	23,518	1,132,392
Dick’s Sporting Goods, Inc.	6,235	331,079
DSW, Inc., Class A (x)	129,251	2,927,535
Foot Locker, Inc.	4,377	310,286
GameStop Corp., Class A (x)	31,992	808,118
Gap, Inc. (The)	66,627	1,495,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

L Brands, Inc.	63,536	$4,183,210
Michael’s Cos., Inc. (The)*	7,173	146,688
Murphy USA, Inc.*	4,804	295,302
Penske Automotive Group, Inc.	12,683	657,487
Signet Jewelers Ltd.	2,224	209,634
Staples, Inc.	699,592	6,331,308
Tiffany & Co. (x)	35,070	2,715,470
Urban Outfitters, Inc.*	6,488	184,778

		37,079,051

Textiles, Apparel & Luxury Goods (0.7%)
Coach, Inc.	72,361	2,534,082
Global Brands Group Holding Ltd. (x)*	28,885,943	3,836,807
Hanesbrands, Inc.	205,015	4,422,174
PVH Corp.	25,841	2,331,892
Ralph Lauren Corp.	17,000	1,535,440

		14,660,395

Total Consumer Discretionary		180,991,417

Consumer Staples (3.5%)
Beverages (0.5%)
Brown-Forman Corp., Class A	922	42,643
Brown-Forman Corp., Class B	3,950	177,434
Molson Coors Brewing Co., Class B	110,084	10,712,273

		10,932,350

Food & Staples Retailing (0.1%)
Whole Foods Market, Inc.	84,968	2,613,616

Food Products (2.3%)
B&G Foods, Inc.	153,648	6,729,782
Bunge Ltd.	44,613	3,222,843
Conagra Brands, Inc.	29,565	1,169,296
Flowers Foods, Inc. (x)	286,847	5,728,335
Hain Celestial Group, Inc. (The)*	8,540	333,316
Hormel Foods Corp.	11,338	394,676
Ingredion, Inc.	26,992	3,372,920
JM Smucker Co. (The)	37,124	4,754,099
Kellogg Co.	6,180	455,528
Lamb Weston Holdings, Inc.*	9,855	373,012
Mead Johnson Nutrition Co.	38,313	2,711,028
Pilgrim’s Pride Corp. (x)	17,224	327,084
Pinnacle Foods, Inc.	36,925	1,973,641
Post Holdings, Inc.*	158,807	12,766,494
TreeHouse Foods, Inc.*	49,377	3,564,526
Tyson Foods, Inc., Class A	49,640	3,061,795

		50,938,375

Household Products (0.1%)
Clorox Co. (The)	6,253	750,485
Energizer Holdings, Inc.	13,132	585,819

		1,336,304

Personal Products (0.5%)
Coty, Inc., Class A	303,365	5,554,613
Edgewell Personal Care Co.*	54,634	3,987,736

Nu Skin Enterprises, Inc., Class A	12,269	$586,213

		10,128,562

Total Consumer Staples		75,949,207

Energy (7.2%)
Energy Equipment & Services (1.4%)
Baker Hughes, Inc.	140,591	9,134,197
Diamond Offshore Drilling, Inc. (x)*	21,827	386,338
Dril-Quip, Inc.*	11,922	715,916
Ensco plc, Class A	94,867	922,107
FMC Technologies, Inc.*	72,384	2,571,804
Frank’s International NV (x)	12,131	149,333
Helmerich & Payne, Inc. (x)	31,180	2,413,332
Nabors Industries Ltd.	88,123	1,445,217
National Oilwell Varco, Inc.	121,285	4,540,910
Noble Corp. plc (x)	80,690	477,685
Oceaneering International, Inc.	30,896	871,576
Patterson-UTI Energy, Inc.	46,355	1,247,877
Rowan Cos., plc, Class A (x)*	39,082	738,259
RPC, Inc. (x)	17,796	352,539
Superior Energy Services, Inc.	47,661	804,518
Transocean Ltd.*	110,091	1,622,741
Trican Well Service Ltd.*	260,277	891,725
Weatherford International plc*	313,076	1,562,249

		30,848,323

Oil, Gas & Consumable Fuels (5.8%)
Antero Resources Corp.*	57,691	1,364,392
Cabot Oil & Gas Corp.	43,508	1,016,347
Cheniere Energy, Inc.*	63,908	2,647,708
Chesapeake Energy Corp. (x)*	178,602	1,253,786
Cimarex Energy Co.	109,990	14,947,642
Cobalt International Energy, Inc.*	355,128	433,256
Concho Resources, Inc.*	45,169	5,989,409
CONSOL Energy, Inc.	72,669	1,324,756
Continental Resources, Inc.*	15,371	792,221
Delek U.S. Holdings, Inc.	91,200	2,195,184
Devon Energy Corp.	152,685	6,973,124
Diamondback Energy, Inc.*	106,023	10,714,685
Energen Corp.*	92,613	5,340,992
EQT Corp.	55,202	3,610,211
Extraction Oil & Gas, Inc. (x)*	10,167	203,747
Gulfport Energy Corp.*	40,258	871,183
Hess Corp.	90,394	5,630,642
HollyFrontier Corp.	83,096	2,722,225
Kosmos Energy Ltd.*	47,273	331,384
Laredo Petroleum, Inc.*	45,040	636,866
Marathon Oil Corp.	271,882	4,706,277
Marathon Petroleum Corp.	168,741	8,496,109
Murphy Oil Corp.	52,327	1,628,940
Newfield Exploration Co.*	182,181	7,378,331
Noble Energy, Inc.	136,335	5,188,910
Parsley Energy, Inc., Class A*	47,472	1,672,913
PBF Energy, Inc., Class A (x)	30,266	843,816
QEP Resources, Inc.*	293,642	5,405,949
Range Resources Corp.	65,891	2,264,015
Rice Energy, Inc.*	39,225	837,454
SM Energy Co.	30,928	1,066,397

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Targa Resources Corp.	52,846	$2,963,075
Tesoro Corp.	38,287	3,348,198
Whiting Petroleum Corp.*	63,124	758,750
Williams Cos., Inc. (The)	184,224	5,736,735
World Fuel Services Corp.	21,962	1,008,275
WPX Energy, Inc.*	106,654	1,553,949

		123,857,853

Total Energy		154,706,176

Financials (17.8%)
Banks (6.9%)
Associated Banc-Corp.	47,074	1,162,728
Bank of Hawaii Corp. (x)	13,792	1,223,212
Bank of the Ozarks, Inc. (x)	77,675	4,084,928
BankUnited, Inc.	371,527	14,002,852
BOK Financial Corp. (x)	91,500	7,598,160
CIT Group, Inc.	63,912	2,727,764
Citizens Financial Group, Inc.	100,058	3,565,067
Comerica, Inc.	198,110	13,493,271
Commerce Bancshares, Inc.	28,026	1,620,183
Cullen/Frost Bankers, Inc.	16,949	1,495,410
East West Bancorp, Inc.	46,039	2,340,162
Fifth Third Bancorp	245,209	6,613,287
First Hawaiian, Inc. (x)	7,150	248,963
First Horizon National Corp.	308,170	6,166,482
First Republic Bank	70,912	6,533,832
Huntington Bancshares, Inc.	345,845	4,572,071
IBERIABANK Corp.	52,205	4,372,169
KeyCorp	346,738	6,334,903
M&T Bank Corp.	47,976	7,504,886
MB Financial, Inc.	70,625	3,335,619
PacWest Bancorp	38,200	2,079,608
People’s United Financial, Inc.	98,075	1,898,732
Popular, Inc.	146,930	6,438,473
Regions Financial Corp.	407,623	5,853,466
Signature Bank*	6,738	1,012,048
South State Corp.	40,609	3,549,227
Sterling Bancorp	64,707	1,514,144
SunTrust Banks, Inc.	160,943	8,827,724
SVB Financial Group*	27,202	4,669,495
Synovus Financial Corp.	39,869	1,637,819
TCF Financial Corp.	49,308	965,944
Western Alliance Bancorp*	28,661	1,396,077
Zions Bancorp	269,182	11,585,593

		150,424,299

Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	2,287	332,301
Ameriprise Financial, Inc.	35,046	3,888,003
Donnelley Financial Solutions, Inc.*	2,812	64,620
E*TRADE Financial Corp.*	89,457	3,099,685
Interactive Brokers Group, Inc., Class A	17,484	638,341
Invesco Ltd.	109,807	3,331,544
Lazard Ltd., Class A	34,849	1,431,945
Legg Mason, Inc.	33,079	989,393
LPL Financial Holdings, Inc. (x)	22,956	808,281
Moody’s Corp.	5,871	553,459
MSCI, Inc.	17,227	1,357,143

Nasdaq, Inc.	35,838	$2,405,447
Northern Trust Corp.	66,360	5,909,358
Raymond James Financial, Inc.	67,802	4,696,645
T Rowe Price Group, Inc.	18,702	1,407,513
TD Ameritrade Holding Corp.	9,084	396,062

		31,309,740

Consumer Finance (0.8%)
Ally Financial, Inc.	142,303	2,706,603
Navient Corp.	96,675	1,588,370
OneMain Holdings, Inc.*	17,600	389,664
Santander Consumer USA Holdings, Inc.*	34,962	471,987
SLM Corp.*	137,312	1,513,178
Synchrony Financial	268,214	9,728,122

		16,397,924

Diversified Financial Services (0.4%)
FNF Group	84,132	2,857,123
Leucadia National Corp.	105,552	2,454,084
Voya Financial, Inc.	65,647	2,574,675

		7,885,882

Insurance (7.0%)
Alleghany Corp.*	4,769	2,900,124
Allied World Assurance Co. Holdings AG	27,540	1,479,173
American Financial Group, Inc.	21,936	1,933,000
American National Insurance Co.	2,482	309,282
AmTrust Financial Services, Inc.	25,827	707,143
Arch Capital Group Ltd.*	36,858	3,180,477
Arthur J. Gallagher & Co.	17,322	900,051
Aspen Insurance Holdings Ltd.	19,654	1,080,970
Assurant, Inc.	47,380	4,399,707
Assured Guaranty Ltd.	42,291	1,597,331
Axis Capital Holdings Ltd.	29,017	1,893,940
Brown & Brown, Inc.	148,546	6,663,774
Cincinnati Financial Corp.	47,974	3,634,031
CNA Financial Corp.	8,438	350,177
CNO Financial Group, Inc.	166,475	3,187,996
Endurance Specialty Holdings Ltd.	90,670	8,377,908
Enstar Group Ltd.*	9,515	1,881,116
Erie Indemnity Co., Class A	1,726	194,089
Everest Reinsurance Group Ltd.	13,474	2,915,774
First American Financial Corp.	34,180	1,252,013
Hanover Insurance Group, Inc. (The)	45,320	4,124,573
Hartford Financial Services Group, Inc. (The)	125,569	5,983,363
Lincoln National Corp.	59,160	3,920,533
Loews Corp.	89,814	4,205,990
Markel Corp.*	4,373	3,955,379
Mercury General Corp.	8,211	494,384
Navigators Group, Inc. (The)	37,810	4,452,128
Old Republic International Corp.	77,788	1,477,972
Principal Financial Group, Inc.	85,801	4,964,446
ProAssurance Corp.	17,291	971,754
Progressive Corp. (The)	168,666	5,987,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Reinsurance Group of America, Inc.	124,480	$15,663,317
RenaissanceReinsurance Holdings Ltd.	13,481	1,836,382
Torchmark Corp.	38,076	2,808,486
Unum Group	189,457	8,322,846
Validus Holdings Ltd.	23,830	1,310,888
W. R. Berkley Corp.	30,752	2,045,316
White Mountains Insurance Group Ltd.	1,357	1,134,520
Willis Towers Watson plc	117,426	14,358,850
XL Group Ltd.	346,303	12,903,250

		149,760,096

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AGNC Investment Corp. (REIT)	109,642	1,987,809
Annaly Capital Management, Inc. (REIT)	329,030	3,280,430
Chimera Investment Corp. (REIT)	59,605	1,014,477
Colony Capital, Inc. (REIT), Class A, (x)	138,785	2,810,397
MFA Financial, Inc. (REIT)	115,397	880,479
Starwood Property Trust, Inc. (REIT)	80,055	1,757,207
Two Harbors Investment Corp. (REIT)	108,788	948,631

		12,679,430

Thrifts & Mortgage Finance (0.6%)
Nationstar Mortgage Holdings, Inc. (x)*	403,510	7,287,390
New York Community Bancorp, Inc.	153,325	2,439,401
Provident Financial Services, Inc.	92,907	2,629,268
TFS Financial Corp.	18,841	358,733

		12,714,792

Total Financials		381,172,163

Health Care (3.6%)
Biotechnology (0.1%)
Alnylam Pharmaceuticals, Inc. (x)*	3,363	125,911
Juno Therapeutics, Inc. (x)*	2,171	40,923
OPKO Health, Inc. (x)*	9,397	87,392
United Therapeutics Corp.*	10,085	1,446,492

		1,700,718

Health Care Equipment & Supplies (1.1%)
Alere, Inc.*	22,130	862,406
Boston Scientific Corp.*	322,488	6,975,415
Cooper Cos., Inc. (The)	3,491	610,681
DENTSPLY SIRONA, Inc.	73,553	4,246,215
Hill-Rom Holdings, Inc.	1,308	73,431
Orthofix International NV*	87,849	3,178,377
St. Jude Medical, Inc.	27,260	2,185,979
Teleflex, Inc.	11,382	1,834,209
Zimmer Biomet Holdings, Inc.	27,698	2,858,434

		22,825,147

Health Care Providers & Services (1.6%)
Acadia Healthcare Co., Inc. (x)*	85,819	$2,840,609
Brookdale Senior Living, Inc.*	200,844	2,494,482
Centene Corp.*	13,915	786,337
DaVita, Inc.*	32,500	2,086,500
Envision Healthcare Corp.*	77,384	4,897,632
Laboratory Corp. of America Holdings*	18,026	2,314,178
LifePoint Health, Inc.*	145,812	8,282,121
MEDNAX, Inc.*	9,011	600,673
Premier, Inc., Class A*	10,499	318,750
Quest Diagnostics, Inc.	45,290	4,162,151
Universal American Corp.*	347,470	3,457,327
Universal Health Services, Inc., Class B	20,592	2,190,577
WellCare Health Plans, Inc.*	1,153	158,053

		34,589,390

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	61,642	629,365

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	76,793	3,498,690
Bio-Rad Laboratories, Inc., Class A*	6,730	1,226,744
Patheon NV*	4,458	127,989
PerkinElmer, Inc.	27,482	1,433,186
QIAGEN NV*	72,953	2,044,143
Quintiles IMS Holdings, Inc.*	9,351	711,144
VWR Corp.*	24,233	606,552

		9,648,448

Pharmaceuticals (0.4%)
Endo International plc*	213,721	3,519,985
Mallinckrodt plc*	35,024	1,744,896
Perrigo Co. plc	44,114	3,671,608

		8,936,489

Total Health Care		78,329,557

Industrials (9.8%)
Aerospace & Defense (0.8%)
Arconic, Inc.	140,696	2,608,504
Huntington Ingalls Industries, Inc.	2,550	469,685
L-3 Communications Holdings, Inc.	24,588	3,740,080
Moog, Inc., Class A*	68,812	4,519,571
Orbital ATK, Inc.	18,690	1,639,674
Spirit AeroSystems Holdings, Inc., Class A	18,874	1,101,298
Textron, Inc.	59,167	2,873,150

		16,951,962

Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	17,513	927,488
Hub Group, Inc., Class A*	226,918	9,927,663

		10,855,151

Airlines (1.0%)
Alaska Air Group, Inc.	6,889	611,261
American Airlines Group, Inc.	169,471	7,912,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Copa Holdings SA, Class A	10,170	$923,741
JetBlue Airways Corp.*	95,285	2,136,290
Spirit Airlines, Inc.*	22,411	1,296,700
United Continental Holdings, Inc.*	101,684	7,410,730

		20,291,323

Building Products (0.8%)
Armstrong World Industries, Inc. (x)*	15,227	636,489
Johnson Controls International plc	230,875	9,509,740
Lennox International, Inc.	986	151,026
Masco Corp.	37,209	1,176,549
Owens Corning	36,774	1,896,067
Sanwa Holdings Corp.	425,593	4,060,203
USG Corp.*	27,319	788,973

		18,219,047

Commercial Services & Supplies (0.3%)
Clean Harbors, Inc.*	14,977	833,470
LSC Communications, Inc.	2,812	83,460
Republic Services, Inc.	75,639	4,315,205
RR Donnelley & Sons Co.	7,499	122,384
Stericycle, Inc.*	1,402	108,010

		5,462,529

Construction & Engineering (0.4%)
AECOM*	48,566	1,765,860
Chicago Bridge & Iron Co. NV (N.Y. Shares)	32,697	1,038,130
Fluor Corp.	44,713	2,348,327
Jacobs Engineering Group, Inc.*	38,403	2,188,971
KBR, Inc.	47,197	787,718
Quanta Services, Inc.*	33,031	1,151,130
Valmont Industries, Inc.	1,516	213,604

		9,493,740

Electrical Equipment (0.7%)
AMETEK, Inc.	60,309	2,931,017
Generac Holdings, Inc.*	66,199	2,696,947
Hubbell, Inc.	36,500	4,259,550
Regal Beloit Corp.	13,868	960,359
Rockwell Automation, Inc.	8,454	1,136,218
Sensata Technologies Holding NV*	68,330	2,661,454

		14,645,545

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	14,046	1,549,133
Roper Technologies, Inc.	15,617	2,859,161

		4,408,294

Machinery (2.9%)
AGCO Corp.	22,199	1,284,434
Allison Transmission Holdings, Inc.	44,746	1,507,493
Colfax Corp.*	168,761	6,063,583
Crane Co.	15,325	1,105,239
Cummins, Inc.	50,639	6,920,832
Donaldson Co., Inc.	3,321	139,748
Dover Corp.	80,186	6,008,337

Flowserve Corp. (x)	15,893	$763,659
IDEX Corp.	1,734	156,164
Ingersoll-Rand plc	41,079	3,082,568
ITT, Inc.	28,731	1,108,155
Lincoln Electric Holdings, Inc.	7,454	571,498
Manitowoc Foodservice, Inc.*	24,073	465,331
Oshkosh Corp.	23,242	1,501,666
PACCAR, Inc.	100,035	6,392,237
Parker-Hannifin Corp.	58,094	8,133,159
Pentair plc	53,303	2,988,699
Snap-on, Inc.	5,064	867,311
SPX FLOW, Inc.*	82,340	2,639,820
Stanley Black & Decker, Inc.	42,159	4,835,216
Terex Corp.	33,117	1,044,179
Timken Co. (The)	22,017	874,075
Trinity Industries, Inc.	47,611	1,321,681
Xylem, Inc.	27,468	1,360,215

		61,135,299

Marine (0.3%)
Kirby Corp.*	103,755	6,899,708

Professional Services (0.4%)
Dun & Bradstreet Corp. (The)	6,840	829,829
IHS Markit Ltd.*	110,202	3,902,252
ManpowerGroup, Inc.	21,434	1,904,840
Nielsen Holdings plc	24,955	1,046,862

		7,683,783

Road & Rail (0.9%)
AMERCO	791	292,346
Avis Budget Group, Inc.*	78,925	2,894,969
Genesee & Wyoming, Inc., Class A*	86,245	5,986,265
Hertz Global Holdings, Inc.*	19,142	412,702
Kansas City Southern	34,546	2,931,228
Knight Transportation, Inc.	139,375	4,606,344
Old Dominion Freight Line, Inc.*	8,400	720,636
Ryder System, Inc.	31,219	2,323,942

		20,168,432

Trading Companies & Distributors (0.5%)
Air Lease Corp.	16,103	552,816
Aircastle Ltd.	134,085	2,795,672
Herc Holdings, Inc.*	10,007	401,881
MSC Industrial Direct Co., Inc., Class A	8,217	759,169
NOW, Inc.*	106,876	2,187,752
United Rentals, Inc.*	4,378	462,229
WESCO International, Inc.*	62,794	4,178,941

		11,338,460

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	23,983	1,959,411

Total Industrials		209,512,684

Information Technology (8.0%)
Communications Equipment (1.7%)
ARRIS International plc*	46,481	1,400,473
Brocade Communications Systems, Inc.	126,759	1,583,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CommScope Holding Co., Inc.*	234,290	$8,715,588
EchoStar Corp., Class A*	14,949	768,229
Harris Corp.	84,804	8,689,866
Juniper Networks, Inc.	371,917	10,510,374
Motorola Solutions, Inc.	49,672	4,117,312

		35,785,062

Electronic Equipment, Instruments & Components (1.2%)
Anixter International, Inc.*	17,955	1,455,253
Arrow Electronics, Inc.*	132,435	9,442,615
Avnet, Inc.	41,036	1,953,724
Dolby Laboratories, Inc., Class A	15,918	719,334
Fitbit, Inc., Class A (x)*	7,626	55,822
FLIR Systems, Inc.	43,567	1,576,690
IPG Photonics Corp.*	1,873	184,884
Jabil Circuit, Inc.	59,382	1,405,572
Keysight Technologies, Inc.*	213,860	7,820,860
National Instruments Corp.	7,335	226,065
Trimble, Inc.*	16,081	484,842
Zebra Technologies Corp., Class A*	3,177	272,460

		25,598,121

Internet Software & Services (0.1%)
Akamai Technologies, Inc.*	6,227	415,216
CommerceHub, Inc.*	10,782	161,982
IAC/InterActiveCorp*	4,965	321,682
Nutanix, Inc., Class A (x)*	1,014	26,932
Pandora Media, Inc. (x)*	10,700	139,528
Twilio, Inc., Class A (x)*	1,324	38,197
Twitter, Inc. (x)*	24,523	399,725
Yelp, Inc.*	5,288	201,631
Zillow Group, Inc., Class A (x)*	5,550	202,298
Zillow Group, Inc., Class C (x)*	10,220	372,724

		2,279,915

IT Services (1.2%)
Amdocs Ltd.	47,618	2,773,749
Booz Allen Hamilton Holding Corp.	121,681	4,389,034
Broadridge Financial Solutions, Inc.	23,409	1,552,017
Computer Sciences Corp.	44,328	2,633,970
CoreLogic, Inc.*	12,077	444,796
Fidelity National Information Services, Inc.	44,770	3,386,403
Leidos Holdings, Inc.	20,528	1,049,802
Vantiv, Inc., Class A*	105,015	6,260,993
Xerox Corp.	322,876	2,818,707

		25,309,471

Semiconductors & Semiconductor Equipment (2.5%)
Analog Devices, Inc.	98,365	7,143,266
Cree, Inc.*	20,759	547,830
Cypress Semiconductor Corp. (x)	99,050	1,133,132
First Solar, Inc. (x)*	23,817	764,288
Lam Research Corp.	10,219	1,080,455
Linear Technology Corp.	145,075	9,045,426
Marvell Technology Group Ltd.	129,145	1,791,241
Micron Technology, Inc.*	332,124	7,280,158

Microsemi Corp.*	162,280	$8,758,252
ON Semiconductor Corp.*	118,372	1,510,427
Qorvo, Inc.*	123,688	6,522,068
Silicon Motion Technology Corp. (ADR)	111,118	4,720,293
Skyworks Solutions, Inc.	5,126	382,707
SunPower Corp. (x)*	19,136	126,489
Teradyne, Inc.	64,893	1,648,282
Xilinx, Inc.	55,560	3,354,157

		55,808,471

Software (0.9%)
ANSYS, Inc.*	20,884	1,931,561
Autodesk, Inc.*	12,151	899,296
CA, Inc.	93,426	2,968,144
FireEye, Inc.*	38,178	454,318
Nuance Communications, Inc.*	18,142	270,316
PTC, Inc.*	19,907	921,097
SS&C Technologies Holdings, Inc.	131,342	3,756,380
Symantec Corp.	168,729	4,030,935
Synopsys, Inc.*	43,817	2,579,069
Verint Systems, Inc.*	7,138	251,615
Zynga, Inc., Class A*	225,196	578,754

		18,641,485

Technology Hardware, Storage & Peripherals (0.4%)
NetApp, Inc.	92,978	3,279,334
Western Digital Corp.	90,528	6,151,378

		9,430,712

Total Information Technology		172,853,237

Materials (4.8%)
Chemicals (2.4%)
Albemarle Corp.	35,850	3,085,968
Ashland Global Holdings, Inc.	20,417	2,231,374
Axalta Coating Systems Ltd.*	294,856	8,020,082
Cabot Corp.	72,020	3,639,891
Celanese Corp.	111,002	8,740,296
CF Industries Holdings, Inc.	153,866	4,843,702
Eastman Chemical Co.	47,336	3,560,141
FMC Corp.	8,627	487,943
Huntsman Corp.	62,972	1,201,506
Methanex Corp. (x)	144,678	6,336,896
Mosaic Co. (The)	112,248	3,292,234
NewMarket Corp.	158	66,967
Platform Specialty Products Corp.*	64,171	629,518
Scotts Miracle-Gro Co. (The), Class A	1,221	116,667
Valvoline, Inc. (x)	9,707	208,701
W.R. Grace & Co.	9,713	656,987
Westlake Chemical Corp.	65,651	3,675,799

		50,794,672

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	2,038	451,479
Vulcan Materials Co.	3,116	389,967

		841,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Containers & Packaging (1.0%)
AptarGroup, Inc.	14,680	$1,078,246
Avery Dennison Corp.	1,734	121,761
Bemis Co., Inc.	97,580	4,666,276
Crown Holdings, Inc.*	32,750	1,721,668
Graphic Packaging Holding Co.	31,831	397,251
International Paper Co.	131,306	6,967,096
Sonoco Products Co.	31,665	1,668,746
WestRock Co.	80,160	4,069,723

		20,690,767

Metals & Mining (1.2%)
Alcoa Corp.	46,898	1,316,896
Compass Minerals International, Inc. (x)	11,023	863,652
Freeport-McMoRan, Inc.*	332,789	4,389,487
Newmont Mining Corp.	170,838	5,820,450
Nucor Corp.	101,922	6,066,396
Reliance Steel & Aluminum Co.	22,191	1,765,072
Royal Gold, Inc.	19,430	1,230,891
Southern Copper Corp. (x)	15,433	492,930
Steel Dynamics, Inc.	63,765	2,268,759
Tahoe Resources, Inc. (x)	95,480	899,422
United States Steel Corp.	50,099	1,653,768

		26,767,723

Paper & Forest Products (0.2%)
Domtar Corp.	20,405	796,407
Louisiana-Pacific Corp.*	226,478	4,287,229

		5,083,636

Total Materials		104,178,244

Real Estate (8.9%)
Equity Real Estate Investment Trusts (REITs) (8.6%)
Alexandria Real Estate Equities, Inc. (REIT)	22,193	2,466,308
American Assets Trust, Inc. (REIT)	45,809	1,973,452
American Campus Communities, Inc. (REIT)	41,878	2,084,268
American Homes 4 Rent (REIT), Class A	53,461	1,121,612
Apartment Investment & Management Co. (REIT), Class A	49,883	2,267,182
Apple Hospitality REIT, Inc. (REIT)	51,862	1,036,203
AvalonBay Communities, Inc. (REIT)	43,963	7,788,046
Boston Properties, Inc. (REIT)	40,687	5,117,611
Brandywine Realty Trust (REIT)	54,211	895,024
Brixmor Property Group, Inc. (REIT)	61,016	1,490,011
Camden Property Trust (REIT)	27,388	2,302,509
Care Capital Properties, Inc. (REIT)	23,477	586,925
Columbia Property Trust, Inc. (REIT)	39,997	863,935
Communications Sales & Leasing, Inc. (REIT)*	39,167	995,233

CoreCivic, Inc. (REIT)	38,538	$942,639
Corporate Office Properties Trust (REIT)	29,674	926,422
CubeSmart (REIT)	107,060	2,865,996
CyrusOne, Inc. (REIT)	3,173	141,928
DCT Industrial Trust, Inc. (REIT)	28,816	1,379,710
DDR Corp. (REIT)	98,122	1,498,323
Digital Realty Trust, Inc. (REIT)	15,236	1,497,089
Douglas Emmett, Inc. (REIT)	44,782	1,637,230
Duke Realty Corp. (REIT)	110,865	2,944,574
Empire State Realty Trust, Inc. (REIT), Class A	14,023	283,124
EPR Properties (REIT)	20,102	1,442,721
Equity Commonwealth (REIT)*	38,704	1,170,409
Equity LifeStyle Properties, Inc. (REIT)	54,649	3,940,193
Equity One, Inc. (REIT)	29,949	919,135
Essex Property Trust, Inc. (REIT)	12,181	2,832,083
Extra Space Storage, Inc. (REIT)	36,235	2,798,791
Forest City Realty Trust, Inc. (REIT), Class A	134,907	2,811,462
General Growth Properties, Inc. (REIT)	184,517	4,609,235
HCP, Inc. (REIT)	150,054	4,459,605
Healthcare Trust of America, Inc. (REIT), Class A	12,165	354,123
Highwoods Properties, Inc. (REIT)	30,441	1,552,795
Hospitality Properties Trust (REIT)	51,138	1,623,120
Host Hotels & Resorts, Inc. (REIT)	236,329	4,452,438
iStar, Inc. (REIT)*	348,764	4,314,211
Kilroy Realty Corp. (REIT)	29,014	2,124,405
Kimco Realty Corp. (REIT)	129,330	3,253,943
LaSalle Hotel Properties (REIT)	110,779	3,375,436
Liberty Property Trust (REIT)	46,934	1,853,893
Life Storage, Inc. (REIT)	34,206	2,916,404
Macerich Co. (The) (REIT)	45,945	3,254,744
Mid-America Apartment Communities, Inc. (REIT)	75,210	7,364,563
National Retail Properties, Inc. (REIT)	45,776	2,023,299
NorthStar Realty Finance Corp. (REIT)	55,911	847,052
Omega Healthcare Investors, Inc. (REIT)	36,905	1,153,650
Outfront Media, Inc. (REIT)	37,996	944,961
Paramount Group, Inc. (REIT)	56,383	901,564
Piedmont Office Realty Trust, Inc. (REIT), Class A	47,300	989,043
Prologis, Inc. (REIT)	167,360	8,834,935
PS Business Parks, Inc. (REIT)	44,243	5,155,194
Quality Care Properties, Inc. (REIT)*	30,010	465,155
Rayonier, Inc. (REIT)	38,538	1,025,111
Realty Income Corp. (REIT)	82,591	4,747,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Regency Centers Corp. (REIT)	27,119	$1,869,855
Retail Properties of America, Inc. (REIT), Class A	76,057	1,165,954
Senior Housing Properties Trust (REIT)	66,268	1,254,453
SL Green Realty Corp. (REIT)	31,258	3,361,798
Spirit Realty Capital, Inc. (REIT)	154,350	1,676,241
STORE Capital Corp. (REIT)	177,130	4,376,882
Sun Communities, Inc. (REIT)	21,426	1,641,446
Tanger Factory Outlet Centers, Inc. (REIT)	2,996	107,197
Taubman Centers, Inc. (REIT)	9,668	714,755
UDR, Inc. (REIT)	85,011	3,101,201
Ventas, Inc. (REIT)	74,279	4,643,923
VEREIT, Inc. (REIT)	309,122	2,615,172
Vornado Realty Trust (REIT)	54,987	5,738,993
Weingarten Realty Investors (REIT)	37,232	1,332,533
Welltower, Inc. (REIT)	114,548	7,666,698
Weyerhaeuser Co. (REIT)	237,567	7,148,391
WP Carey, Inc. (REIT)	33,273	1,966,102

		183,997,952

Real Estate Management & Development (0.3%)
Howard Hughes Corp. (The)*	11,505	1,312,721
Jones Lang LaSalle, Inc.	44,244	4,470,413
Realogy Holdings Corp.	46,468	1,195,622

		6,978,756

Total Real Estate		190,976,708

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.6%)
CenturyLink, Inc. (x)	172,346	4,098,388
Frontier Communications Corp. (x)	374,730	1,266,587
Level 3 Communications, Inc.*	93,620	5,276,424
SBA Communications Corp., Class A*	14,471	1,494,275

		12,135,674

Wireless Telecommunication Services (0.2%)
Millicom International Cellular SA (SDR)	50,306	2,149,598
Sprint Corp. (x)*	242,639	2,043,020
Telephone & Data Systems, Inc.	29,744	858,709
United States Cellular Corp.*	4,375	191,275

		5,242,602

Total Telecommunication Services		17,378,276

Utilities (6.7%)
Electric Utilities (2.8%)
Alliant Energy Corp.	202,702	7,680,378
Avangrid, Inc.	18,458	699,189
Edison International	101,414	7,300,794
Entergy Corp.	57,365	4,214,607
Eversource Energy	101,766	5,620,536
FirstEnergy Corp.	136,547	4,228,861
Fortis, Inc.	53,978	1,666,841

Great Plains Energy, Inc.	172,047	$4,705,485
Hawaiian Electric Industries, Inc.	33,823	1,118,527
OGE Energy Corp.	63,965	2,139,629
Pinnacle West Capital Corp.	35,523	2,771,860
PPL Corp.	217,689	7,412,310
Westar Energy, Inc.	45,300	2,552,655
Xcel Energy, Inc.	163,003	6,634,222

		58,745,894

Gas Utilities (0.9%)
Atmos Energy Corp.	32,292	2,394,452
National Fuel Gas Co.	23,646	1,339,309
UGI Corp.	360,225	16,599,168

		20,332,929

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	211,535	2,458,037
Calpine Corp.*	114,350	1,307,021
NRG Energy, Inc.	100,371	1,230,548

		4,995,606

Multi-Utilities (2.5%)
Ameren Corp.	77,767	4,079,657
CenterPoint Energy, Inc.	138,544	3,413,724
CMS Energy Corp.	89,121	3,709,216
Consolidated Edison, Inc.	97,804	7,206,199
DTE Energy Co.	57,385	5,652,996
MDU Resources Group, Inc.	62,234	1,790,472
NiSource, Inc.	103,097	2,282,568
Public Service Enterprise Group, Inc.	162,271	7,120,451
SCANA Corp.	41,693	3,055,263
Sempra Energy	80,125	8,063,780
Vectren Corp.	26,537	1,383,905
WEC Energy Group, Inc.	101,312	5,941,949

		53,700,180

Water Utilities (0.3%)
American Water Works Co., Inc.	56,898	4,117,139
Aqua America, Inc.	56,747	1,704,680

		5,821,819

Total Utilities		143,596,428

Total Common Stocks (79.5%) (Cost $1,321,149,414)		1,709,644,097

EXCHANGE TRADED FUNDS:
iShares Core S&P Mid-Cap Fund	3,855	637,386
iShares Morningstar Mid-Cap Fund	6,466	1,016,972
iShares Morningstar Mid-Cap Growth Fund (x)	6,230	1,009,453
iShares Morningstar Mid-Cap Value Fund (x)‡	132,937	19,194,773
iShares Russell Mid-Cap Fund (x)	2,905	519,588
iShares Russell Mid-Cap Growth Fund (x)	6,454	628,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

iShares Russell Mid-Cap Value Fund (x)	825,875	$66,425,127
iShares S&P Mid-Cap 400 Growth Fund (x)	4,160	757,952
iShares S&P Mid-Cap 400 Value Fund (x)	400,521	58,159,654
SPDR S&P 400 Mid Cap Value Fund (x)	23,094	2,169,912
Vanguard Mid-Cap Growth Fund (x)	6,600	697,422
Vanguard Mid-Cap Value Fund (x)	614,500	59,723,256

Total Exchange Traded Funds (9.8%) (Cost $102,452,445)		210,940,050

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (x)*† (Cost $—)	1,953	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.6%)
JPMorgan Prime Money Market Fund, IM Shares	118,730,526	118,766,145

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,100,166, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,142,000. (xx)	$2,100,000	2,100,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $800,061, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $816,000. (xx)	800,000	800,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,500,875, collateralized by various Common Stocks; total market value $8,336,663. (xx)	$7,500,000	$7,500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,001,400, collateralized by various Common Stocks; total market value $13,338,660. (xx)	12,000,000	12,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $1,900,201, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $1,938,007. (xx)	1,900,000	1,900,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,671,916, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,725,203. (xx)	2,671,768	2,671,768
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $2,900,338, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,959,499. (xx)	2,900,000	2,900,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,400,203, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,449,240. (xx)	2,400,000	2,400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,200,203, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,265,654. (xx)	3,200,000	3,200,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	$2,000,000	$2,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $5,100,283. (xx)	5,000,000	5,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $4,500,250, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $4,590,001. (xx)	4,500,000	4,500,000

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $1,000,121, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $1,020,001. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		49,971,768

Total Short-Term Investments (7.9%) (Cost $168,709,096)		168,737,913

Total Investments (97.2%) (Cost $1,592,310,955)		2,089,322,060
Other Assets Less Liabilities (2.8%)		59,196,791

Net Assets (100%)		$2,148,518,851

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $48,878,067. This was secured by cash collateral of $49,971,768 which was subsequently invested in joint repurchase agreements with a total value of $49,971,768, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $665,904 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.500%, maturing 4/30/17 - 2/15/42.

Glossary:

ADR	— American Depositary Receipt
SDR	— Swedish Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
iShares Morningstar Mid-Cap Value Fund	$9,229,300	$7,888,580	$—	$19,194,773	$267,841	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	730	March-17	$49,711,996	$49,526,850	$(185,146)
S&P 500 E-Mini Index	443	March-17	49,276,602	49,531,830	255,228
S&P MidCap 400 E-Mini Index	597	March-17	100,037,898	99,048,270	(989,628)

					$(919,546)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar,expiring 1/5/17	Goldman Sachs International	$1,567	$13,465	$13,411	$54
Japanese Yen vs. U.S. Dollar,expiring 1/6/17	Standard Chartered Bank	434	3,714	3,717	(3)

					$51

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$177,154,610	$3,836,807	$—		$180,991,417
Consumer Staples	75,949,207	—	—		75,949,207
Energy	154,706,176	—	—		154,706,176
Financials	381,172,163	—	—		381,172,163
Health Care	78,329,557	—	—		78,329,557
Industrials	205,452,481	4,060,203	—		209,512,684
Information Technology	172,853,237	—	—		172,853,237
Materials	104,178,244	—	—		104,178,244
Real Estate	190,976,708	—	—		190,976,708
Telecommunication Services	15,228,678	2,149,598	—		17,378,276
Utilities	143,596,428	—	—		143,596,428
Exchange Traded Funds	210,940,050	—	—		210,940,050
Forward Currency Contracts	—	54	—		54
Futures	255,228	—	—		255,228
Rights
Information Technology	—	—	—	(a)	— (a)
Short-Term Investments
Investment Companies	118,766,145	—	—		118,766,145
Repurchase Agreements	—	49,971,768	—		49,971,768

Total Assets	$2,029,558,912	$60,018,430	$—		$2,089,577,342

Liabilities:
Forward Currency Contracts	$—	$(3)	$—		$(3)
Futures	(1,174,774)	—	—		$(1,174,774)

Total Liabilities	$(1,174,774)	$(3)	$—		$(1,174,777)

Total	$2,028,384,138	$60,018,427	$—		$2,088,402,565

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$54
Equity contracts	Receivables, Net assets – Unrealized appreciation	255,228	*

Total		$255,282

	Liability Derivatives
Foreign exchange contracts	Payables	$(3)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,174,774	)*

Total		$(1,174,777)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(16,551)	$(16,551)
Equity contracts	31,917,772	—	31,917,772

Total	$31,917,772	$(16,551)	$31,901,221

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$982	$982
Equity contracts	813,439	—	813,439

Total	$813,439	$982	$814,421

^ The Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $162,000 for five months during the year ended December 31, 2016 and futures contracts with an average notional balance of approximately $191,680,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Goldman Sachs International	$54	$—	$—	$54

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Standard Chartered Bank	$3	$—	$—	$3

Total	$3	$—	$—	$3

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 36%)*	$416,426,728
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 24%)*	$590,601,611

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$576,701,073
Aggregate gross unrealized depreciation	(93,842,667)

Net unrealized appreciation	$482,858,406

Federal income tax cost of investments	$1,606,463,654

For the year ended December 31, 2016, the Portfolio incurred approximately $893 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $12,432,552)	$19,194,773
Unaffiliated Issuers (Cost $1,529,906,635)	2,020,155,519
Repurchase Agreements (Cost $49,971,768)	49,971,768
Cash	99,637,243
Cash held as collateral at broker	8,514,400
Receivable for securities sold	3,800,042
Dividends, interest and other receivables	3,187,056
Securities lending income receivable	54,466
Receivable from Separate Accounts for Trust shares sold	38,918
Unrealized appreciation on forward foreign currency contracts	54
Other assets	6,630

Total assets	2,204,560,869

LIABILITIES
Payable for return of collateral on securities loaned	49,971,768
Payable for securities purchased	2,208,153
Payable to Separate Accounts for Trust shares redeemed	1,192,531
Investment management fees payable	1,003,721
Due to broker for futures variation margin	817,114
Distribution fees payable – Class IB	406,183
Administrative fees payable	229,498
Distribution fees payable – Class IA	48,836
Trustees’ fees payable	6,205
Unrealized depreciation on forward foreign currency contracts	3
Accrued expenses	158,006

Total liabilities	56,042,018

NET ASSETS	$2,148,518,851

Net assets were comprised of:
Paid in capital	$1,644,344,674
Accumulated undistributed net investment income (loss)	1,222,300
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	6,862,379
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	496,089,498

Net assets	$2,148,518,851

Class IA
Net asset value, offering and redemption price per share, $228,814,080 / 13,341,970 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.15

Class IB
Net asset value, offering and redemption price per share, $1,901,199,688 / 111,806,201 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.00

Class K
Net asset value, offering and redemption price per share, $18,505,083 / 1,079,118 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.15

(x)	Includes value of securities on loan of $48,878,067.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($267,841 of dividend income received from affiliates) (net of $74,257 foreign withholding tax)	$36,025,886
Interest	217,314
Securities lending (net)	452,783

Total income	36,695,983

EXPENSES
Investment management fees	11,143,279
Distribution fees – Class IB	4,497,412
Administrative fees	2,547,509
Distribution fees – Class IA	537,792
Custodian fees	173,700
Professional fees	138,836
Printing and mailing expenses	138,091
Trustees’ fees	46,573
Miscellaneous	55,160

Gross expenses	19,278,352
Less: Waiver from investment manager	(133,486)

Net expenses	19,144,866

NET INVESTMENT INCOME (LOSS)	17,551,117

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	77,928,585
Net distributions of realized gain received from underlying funds	334
Futures	31,917,772
Foreign currency transactions	7,210

Net realized gain (loss)	109,853,901

Change in unrealized appreciation (depreciation) on:
Investments ($2,076,893 of change in unrealized appreciation (depreciation) from affiliates)	204,429,739
Futures	813,439
Foreign currency translations	585

Net change in unrealized appreciation (depreciation)	205,243,763

NET REALIZED AND UNREALIZED GAIN (LOSS)	315,097,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$332,648,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,551,117	$14,424,576
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	109,853,901	172,423,687
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	205,243,763	(260,456,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	332,648,781	(73,608,247)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,907,100)	(1,752,379)
Class IB	(15,824,675)	(14,765,774)
Class K	(199,341)	(169,332)

	(17,931,116)	(16,687,485)

Distributions from net realized capital gains
Class IA	(720,645)	—
Class IB	(6,039,028)	—
Class K	(58,287)	—

	(6,817,960)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(24,749,076)	(16,687,485)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 293,126 and 339,235 shares, respectively ]	4,584,527	5,287,554
Capital shares issued in reinvestment of dividends [ 152,403 and 121,638 shares, respectively ]	2,627,745	1,752,379
Capital shares repurchased [ (1,666,686) and (1,785,146) shares, respectively ]	(25,840,099)	(27,694,802)

Total Class IA transactions	(18,627,827)	(20,654,869)

Class IB
Capital shares sold [ 2,474,319 and 2,119,703 shares, respectively ]	38,466,858	32,660,663
Capital shares issued in reinvestment of dividends [ 1,278,900 and 1,033,720 shares, respectively ]	21,863,703	14,765,774
Capital shares repurchased [ (15,630,630) and (15,999,832) shares, respectively ]	(239,615,452)	(245,749,890)

Total Class IB transactions	(179,284,891)	(198,323,453)

Class K
Capital shares sold [ 217,200 and 122,365 shares, respectively ]	3,427,521	1,914,419
Capital shares issued in reinvestment of dividends [ 14,945 and 11,756 shares, respectively ]	257,628	169,332
Capital shares repurchased [ (231,321) and (230,581) shares, respectively ]	(3,696,916)	(3,574,263)

Total Class K transactions	(11,767)	(1,490,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(197,924,485)	(220,468,834)

TOTAL INCREASE (DECREASE) IN NET ASSETS	109,975,220	(310,764,566)
NET ASSETS:
Beginning of year	2,038,543,631	2,349,308,197

End of year (a)	$2,148,518,851	$2,038,543,631

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,222,300	$(237,220)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.74	$15.41	$13.98	$10.56	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.47	(0.65)	1.44	3.43	1.60

Total from investment operations	2.60	(0.55)	1.52	3.49	1.68

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.09)	(0.07)	(0.13)
Distributions from net realized gains	(0.05)	—	—	—	—

Total dividends and distributions	(0.19)	(0.12)	(0.09)	(0.07)	(0.13)

Net asset value, end of year	$17.15	$14.74	$15.41	$13.98	$10.56

Total return	17.69%	(3.54)%	10.87%	33.02%	18.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$228,814	$214,698	$244,859	$243,066	$205,787
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.94%	0.95%	0.97%	0.99%
After waivers, reimbursements and fees paid indirectly (f)	0.94%	0.94%	0.95%	0.97%	0.99%
Before waivers, reimbursements and fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.86%	0.64%	0.51%	0.47%	0.83%
After waivers, reimbursements and fees paid indirectly (f)	0.86%	0.64%	0.51%	0.47%	0.83%
Before waivers, reimbursements and fees paid indirectly (f)	0.86%	0.64%	0.51%	0.47%	0.83%
Portfolio turnover rate^	23%	38%	26%	38%	27%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.62	$15.28	$13.86	$10.47	$8.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.07	0.06	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.44	(0.64)	1.44	3.40	1.59

Total from investment operations	2.57	(0.54)	1.51	3.46	1.67

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.09)	(0.07)	(0.13)
Distributions from net realized gains	(0.05)	—	—	—	—

Total dividends and distributions	(0.19)	(0.12)	(0.09)	(0.07)	(0.13)

Net asset value, end of year	$17.00	$14.62	$15.28	$13.86	$10.47

Total return	17.62%	(3.52)%	10.88%	33.01%	18.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,901,200	$1,807,950	$2,086,343	$2,119,517	$1,472,191
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.94%	0.95%	0.97%	0.99%
After waivers, reimbursements and fees paid indirectly (f)	0.94%	0.94%	0.95%	0.97%	0.99%
Before waivers, reimbursements and fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.86%	0.64%	0.51%	0.49%	0.84%
After waivers, reimbursements and fees paid indirectly (f)	0.86%	0.64%	0.51%	0.49%	0.84%
Before waivers, reimbursements and fees paid indirectly (f)	0.85%	0.64%	0.51%	0.49%	0.84%
Portfolio turnover rate^	23%	38%	26%	38%	27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.74	$15.41	$13.98	$10.56	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.11	0.09	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.48	(0.65)	1.45	3.43	1.59

Total from investment operations	2.65	(0.51)	1.56	3.52	1.70

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.13)	(0.10)	(0.15)
Distributions from net realized gains	(0.05)	—	—	—	—

Total dividends and distributions	(0.24)	(0.16)	(0.13)	(0.10)	(0.15)

Net asset value, end of year	$17.15	$14.74	$15.41	$13.98	$10.56

Total return	17.99%	(3.30)%	11.14%	33.35%	18.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,505	$15,896	$18,105	$15,579	$11,434
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69%	0.69%	0.70%	0.72%	0.74%
After waivers, reimbursements and fees paid indirectly (f)	0.69%	0.69%	0.70%	0.72%	0.74%
Before waivers, reimbursements and fees paid indirectly (f)	0.70%	0.69%	0.70%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.12%	0.89%	0.77%	0.73%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.12%	0.89%	0.77%	0.73%	1.10%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	0.89%	0.77%	0.73%	1.10%
Portfolio turnover rate^	23%	38%	26%	38%	27%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	29.48%	(3.38)%
Portfolio – Class K Shares*	29.81	(3.14)
MSCI World Commodity Producers (Net) Index	30.53	(3.04)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.48% for the year ended December 31, 2016. The Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, returned 30.53% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

The sub-industry groups that contributed most to relative performance during the year ending December 31, 2016 were Integrated Oil & Gas, Oil & Gas Exploration & Production and Diversified Metals & Mining.

•

The top five stocks that provided the most positive impact to performance during the year ending December 31, 2016 were Exxon Mobil Corp., Chevron Corp., Royal Dutch Shell plc, Class B, Royal Dutch Shell, plc Class A and BP plc.

What hurt performance during the year:

•	The sub-industry groups that had the least impact on performance during the year ending December 31, 2016 were Paper & Forest Products and Chemicals.

•

The five stocks that provided the most negative impact to performance during the year ending December 31, 2016 were CF Industries Holdings, Inc., OCI N.V., Cameco Corp., Kobe Steel Ltd. and JFE Holdings Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Energy	71.1%
Materials	26.5
Consumer Staples	2.0
Investment Company	0.7
Repurchase Agreements	0.5
Cash and Other	(0.8)

100.0%

AXA NATURAL RESOURCES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,083.87	$4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class K
Actual	1,000.00	1,085.19	3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Chemicals (5.8%)
Fertilizers & Agricultural Chemicals (5.8%)
Agrium, Inc. (x)	1,187	$119,315
CF Industries Holdings, Inc. (x)	2,107	66,328
FMC Corp.	1,209	68,381
Israel Chemicals Ltd.	4,612	18,917
K+S AG (Registered)	1,730	41,321
Monsanto Co.	3,954	416,000
Mosaic Co. (The)	3,006	88,166
Potash Corp. of Saskatchewan, Inc.	7,585	137,221
Syngenta AG (Registered)	837	330,838
Yara International ASA	1,605	63,194

Total Chemicals		1,349,681

Food Products (2.0%)
Agricultural Products (2.0%)
Archer-Daniels-Midland Co.	5,257	239,982
Bunge Ltd.	1,260	91,022
Golden Agri-Resources Ltd.	63,344	18,809
Ingredion, Inc.	653	81,599
Wilmar International Ltd.	17,234	42,724

Total Food Products		474,136

Metals & Mining (19.4%)
Aluminum (0.4%)
Alumina Ltd. (x)	22,218	29,342
Norsk Hydro ASA	12,151	58,114

		87,456

Copper (1.1%)
Antofagasta plc	3,580	29,781
First Quantum Minerals Ltd.	6,229	61,935
Freeport-McMoRan, Inc.*	11,402	150,392

		242,108

Diversified Metals & Mining (10.3%)
Anglo American plc*	12,729	181,972
BHP Billiton Ltd.	29,154	527,237
BHP Billiton plc	19,173	308,710
Boliden AB	2,472	64,550
Glencore plc*	111,063	379,620
Mitsubishi Materials Corp.	1,002	30,778
Rio Tinto Ltd.	3,851	166,466
Rio Tinto plc	11,230	437,132
South32 Ltd.	48,324	95,901
Sumitomo Metal Mining Co. Ltd.	4,435	57,185
Teck Resources Ltd., Class B (x)	5,124	102,545
Turquoise Hill Resources Ltd.*	9,091	29,183

		2,381,279

Gold (3.8%)
Agnico Eagle Mines Ltd.	2,020	84,928
Barrick Gold Corp.	10,527	168,492
Eldorado Gold Corp.*	6,474	20,830
Franco-Nevada Corp.	1,610	96,265
Goldcorp, Inc.	7,708	104,943
Kinross Gold Corp.*	11,243	35,086
Newcrest Mining Ltd.	6,959	101,695
Newmont Mining Corp.	4,795	163,366
Randgold Resources Ltd.	851	67,279
Yamana Gold, Inc.	8,561	24,038

		866,922

Precious Metals & Minerals (0.1%)
Fresnillo plc	2,008	$30,216

Silver (0.3%)
Silver Wheaton Corp.	3,978	76,855

Steel (3.4%)
ArcelorMittal*	16,620	122,745
Fortescue Metals Group Ltd.	14,132	60,068
Hitachi Metals Ltd.	1,923	26,062
JFE Holdings, Inc.	4,785	72,875
Kobe Steel Ltd.*	2,778	26,550
Maruichi Steel Tube Ltd.	506	16,473
Nippon Steel & Sumitomo Metal Corp.	7,246	161,629
Nucor Corp.	2,877	171,239
thyssenkrupp AG	3,324	79,218
voestalpine AG	1,028	40,353

		777,212

Total Metals & Mining		4,462,048

Oil, Gas & Consumable Fuels (71.1%)
Coal & Consumable Fuels (0.1%)
Cameco Corp.	3,576	37,394

Integrated Oil & Gas (50.8%)
BP plc	170,504	1,070,818
Cenovus Energy, Inc.	7,530	113,849
Chevron Corp.	17,046	2,006,314
Eni SpA	22,986	374,315
Exxon Mobil Corp.	37,468	3,381,862
Galp Energia SGPS SA	4,530	67,665
Husky Energy, Inc.*	3,180	38,582
Imperial Oil Ltd.	2,681	93,270
Occidental Petroleum Corp.	6,903	491,701
OMV AG	1,331	47,020
Origin Energy Ltd.	15,916	75,691
Repsol SA	9,812	138,610
Royal Dutch Shell plc, Class A	39,267	1,085,205
Royal Dutch Shell plc, Class B	34,000	986,364
Statoil ASA	10,142	186,037
Suncor Energy, Inc.	15,040	491,756
TOTAL SA	20,356	1,043,960

		11,693,019

Oil & Gas Exploration & Production (20.2%)
Anadarko Petroleum Corp.	5,003	348,859
Antero Resources Corp.*	1,388	32,826
Apache Corp.	3,429	217,639
ARC Resources Ltd.	3,178	54,701
Cabot Oil & Gas Corp.	4,203	98,182
Canadian Natural Resources Ltd.	9,953	317,200
Cimarex Energy Co.	859	116,738
Concho Resources, Inc.*	1,273	168,800
ConocoPhillips	11,191	561,117
Continental Resources, Inc.*	847	43,654
Crescent Point Energy Corp.	4,888	66,440
Devon Energy Corp.	4,258	194,463
Diamondback Energy, Inc.*	801	80,949
Encana Corp.	8,646	101,487
EOG Resources, Inc.	5,209	526,630
EQT Corp.	1,561	102,090
Hess Corp.	2,576	160,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Inpex Corp.	8,589	$86,055
Lundin Petroleum AB*	1,692	36,791
Marathon Oil Corp.	7,656	132,525
Murphy Oil Corp. (x)	1,479	46,041
Newfield Exploration Co.*	1,795	72,698
Noble Energy, Inc.	3,883	147,787
Oil Search Ltd.	12,441	64,373
Parsley Energy, Inc., Class A*	1,380	48,631
Peyto Exploration & Development Corp.	1,488	36,805
Pioneer Natural Resources Co.	1,533	276,047
PrairieSky Royalty Ltd.	1,860	44,247
Range Resources Corp. (x)	1,677	57,622
Santos Ltd.	18,674	54,174
Seven Generations Energy Ltd., Class A*	2,179	50,813
Southwestern Energy Co.*	4,459	48,246
Tourmaline Oil Corp.*	1,906	50,977
Vermilion Energy, Inc.	1,050	44,177
Woodside Petroleum Ltd.	6,883	154,775

		4,645,018

Total Oil, Gas & Consumable Fuels		16,375,431

Paper & Forest Products (1.3%)
Forest Products (0.1%)
West Fraser Timber Co. Ltd.	596	21,311

Paper Products (1.2%)
Mondi plc	3,335	68,474
Oji Holdings Corp.	7,280	29,649
Stora Enso OYJ, Class R	4,978	53,501
UPM-Kymmene OYJ	4,823	118,496

		270,120

Total Paper & Forest Products		291,431

Total Common Stocks (99.6%) (Cost $24,049,220)		22,952,727

SHORT-TERM INVESTMENTS:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	160,296	160,344

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $5,100. (xx)	$5,000	5,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $2,717, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $2,771. (xx)	2,717	2,717

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $6,752, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $6,886. (xx)	$6,751	$6,751
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $5,001, collateralized by various Common Stocks; total market value $5,558. (xx)	5,000	5,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $5,868, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $5,984. (xx)	5,867	5,867
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $63,833, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $65,106. (xx)	63,829	63,829
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $20,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $20,401. (xx)	20,000	20,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $5,100. (xx)	5,000	5,000

Total Repurchase Agreements		114,164

Total Short-Term Investments (1.2%) (Cost $274,508)		274,508

Total Investments (100.8%) (Cost $24,323,728)		23,227,235
Other Assets Less Liabilities (-0.8%)		(195,235)

Net Assets (100%)		$23,032,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $309,379. This was secured by cash collateral of $114,164 which was subsequently invested in joint repurchase agreements with a total value of $114,164, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $207,494 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 5/25/17 - 5/15/45.

Country Diversification As a Percentage of Total Net Assets
Australia	6.4%
Austria	0.4
Canada	11.4
Chile	0.1
Finland	0.8
France	4.5
Germany	0.5
Israel	0.1
Italy	1.6
Japan	2.2
Luxembourg	0.5
Mexico	0.1
Netherlands	9.0
Norway	1.3
Portugal	0.3
Singapore	0.3
South Africa	0.3
Spain	0.6
Sweden	0.4
Switzerland	3.1
United Kingdom	8.4
United States	48.5
Cash and Other	(0.8)

100.0%

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	JPMorgan Chase Bank	200	$1,712	$1,709	$3

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$412,603	$61,533	$—	$474,136
Energy	10,903,578	5,471,853	—	16,375,431
Materials	2,206,820	3,896,340	—	6,103,160
Forward Currency Contracts	—	3	—	3

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$160,344	$—	$—	$160,344
Repurchase Agreements	—	114,164	—	114,164

Total Assets	$13,683,345	$9,543,893	$—	$23,227,238

Total Liabilities	$—	$—	$—	$—

Total	$13,683,345	$9,543,893	$—	$23,227,238

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$3

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$3

^This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$3	$—	$—	$3

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,479,441
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,500,882

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,175,569
Aggregate gross unrealized depreciation	(2,394,740)

Net unrealized depreciation	$(1,219,171)

Federal income tax cost of investments	$24,446,406

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $24,209,564)	$23,113,071
Repurchase Agreements (Cost $114,164)	114,164
Cash	16,109
Foreign cash (Cost $21,353)	21,364
Receivable for securities sold	56,326
Dividends, interest and other receivables	25,747
Receivable from Separate Accounts for Trust shares sold	10,869
Due from Custodian	4,526
Securities lending income receivable	1,093
Receivable from investment manager	366
Unrealized appreciation on forward foreign currency contracts	3
Other assets	909

Total assets	23,364,547

LIABILITIES
Payable for securities purchased	151,677
Payable for return of collateral on securities loaned	114,164
Payable to Separate Accounts for Trust shares redeemed	7,284
Distribution fees payable – Class IB	1,131
Trustees’ fees payable	45
Accrued expenses	58,246

Total liabilities	332,547

NET ASSETS	$23,032,000

Net assets were comprised of:
Paid in capital	$25,509,043
Accumulated undistributed net investment income (loss)	(9,220)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,371,011)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,096,812)

Net assets	$23,032,000

Class IB
Net asset value, offering and redemption price per share, $5,679,960 / 714,184 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.95

Class K
Net asset value, offering and redemption price per share, $17,352,040 / 2,181,961 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.95

(x)	Includes value of securities on loan of $309,379.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $36,260 foreign withholding tax)	$640,016
Interest	37
Securities lending (net)	5,537

Total income	645,590

EXPENSES
Investment management fees	97,527
Custodian fees	77,950
Professional fees	46,022
Administrative fees	30,068
Distribution fees – Class IB	9,039
Trustees’ fees	1,320
Printing and mailing expenses	1,316
Miscellaneous	9,875

Gross expenses	273,117
Less: Waiver from investment manager	(127,595)
Reimbursement from investment manager	(9,607)

Net expenses	135,915

NET INVESTMENT INCOME (LOSS)	509,675

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(316,525)
Net distributions of realized gain received from underlying funds	3
Foreign currency transactions	(6,077)

Net realized gain (loss)	(322,599)

Change in unrealized appreciation (depreciation) on:
Investments	5,149,182
Foreign currency translations	717

Net change in unrealized appreciation (depreciation)	5,149,899

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,827,300

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,336,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$509,675	$543,176
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	(322,599)	(915,740)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,149,899	(4,110,026)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,336,975	(4,482,590)

DIVIDENDS:
Dividends from net investment income
Class IB	(108,945)	(73,316)
Class K	(402,978)	(469,080)

TOTAL DIVIDENDS:	(511,923)	(542,396)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 590,288 and 215,221 shares, respectively ]	4,289,852	1,713,959
Capital shares issued in reinvestment of dividends and distributions [ 13,681 and 12,006 shares, respectively ]	108,945	73,316
Capital shares repurchased [ (224,450) and (310,051) shares, respectively ]	(1,629,468)	(2,636,267)

Total Class IB transactions	2,769,329	(848,992)

Class K
Capital shares sold [ 486,362 and 728,968 shares, respectively ]	3,051,969	5,408,102
Capital shares issued in reinvestment of dividends and distributions [ 50,612 and 76,825 shares, respectively ]	402,978	469,080
Capital shares repurchased [ (460,685) and (525,258) shares, respectively ]	(3,311,419)	(4,382,634)

Total Class K transactions	143,528	1,494,548

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,912,857	645,556

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,737,909	(4,379,430)
NET ASSETS:
Beginning of year	15,294,091	19,673,521

End of year (a)	$23,032,000	$15,294,091

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(9,220)	$(1,059)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$6.27	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.24	0.15	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.68	(2.51)	(1.48)	0.30

Total from investment operations	1.85	(2.27)	(1.33)	0.43

Less distributions:
Dividends from net investment income	(0.17)	(0.23)	(0.13)	(0.12)
Distributions from net realized gains	—	—	(0.08)	—

Total dividends and distributions	(0.17)	(0.23)	(0.21)	(0.12)

Net asset value, end of period	$7.95	$6.27	$8.77	$10.31

Total return (b)	29.48%	(25.76)%	(12.81)%	4.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,680	$2,097	$3,662	$3,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.93%	1.10%	1.10%
Before waivers and reimbursements (a)(f)	1.61%	1.84%	1.90%	2.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.32%	3.01%	1.40%	1.51	%(l)
Before waivers and reimbursements (a)(f)	1.62%	2.11%	0.60%	0.41	%(l)
Portfolio turnover rate (z)^	18%	56%	31%	28%

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class K	2016	2015	2014
Net asset value, beginning of period	$6.27	$8.77	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.26	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.68	(2.51)	(1.47)	0.29

Total from investment operations	1.87	(2.25)	(1.30)	0.45

Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.16)	(0.14)
Distributions from net realized gains	—	—	(0.08)	—

Total dividends and distributions	(0.19)	(0.25)	(0.24)	(0.14)

Net asset value, end of period	$7.95	$6.27	$8.77	$10.31

Total return (b)	29.81%	(25.57)%	(12.59)%	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,352	$13,197	$16,011	$17,069
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.68%	0.85%	0.85%
Before waivers and reimbursements (a)(f)	1.35%	1.63%	1.62%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.68%	3.33%	1.63%	1.77	%(l)
Before waivers and reimbursements (a)(f)	1.97%	2.38%	0.86%	0.70	%(l)
Portfolio turnover rate (z)^	18%	56%	31%	28%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.67%	4.21%
Portfolio – Class K Shares*	4.81	4.46
FTSE EPRA/NAREIT Developed Index	4.99	5.59
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.67% for the year ended December 31, 2016. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 4.99% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•	The sub-industry groups that contributed most to performance during the year ending December 31, 2016 were Industrial REITs, Office REITs, and Diversified REITs.

•

The top five stocks that provided the most positive impact to performance during the year ending December 31, 2016 were Prologis Inc., Digital Realty Trust Inc., Host Hotels & Resorts, Inc., Ventas Inc. and Scentre Group.

What hurt performance during the year:

•	The sub-industry groups that had the least impact on performance during the year ending December 31, 2016 were Real Estate Development and Diversified Real Estate Activities.

•

The five stocks that provided the most negative impact to performance during the year ending December 31, 2016 were Simon Property Group, Inc., British Land Co. plc, Land Securities Group plc, Public Storage and Mitsui Fudosan Co. Ltd.

Sector Weightings as of December 31, 2016	% of Net Assets
Real Estate	99.2%
Repurchase Agreements	1.0
Closed End Funds	0.2
Health Care	0.2
Consumer Discretionary	0.1
Cash and Other	(0.7)

100.0%

AXA REAL ESTATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$952.95	$4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.63
Class K
Actual	1,000.00	953.67	3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.88	3.29

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.91% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Equity Real Estate Investment Trusts (REITs) (81.3%)
Diversified REITs (10.6%)
Activia Properties, Inc. (REIT)	12	$56,573
Affine SA (REIT)	149	2,345
American Assets Trust, Inc. (REIT)	891	38,384
ANF Immobilier (REIT)	156	3,325
Artis REIT (REIT)	3,346	31,649
Canadian REIT (REIT)	1,653	57,002
Cofinimmo SA (REIT)	455	52,039
Cominar REIT (REIT)	4,070	44,621
Daiwa House REIT Investment Corp. (REIT)	29	73,347
Dream Global REIT (REIT)	2,791	19,644
Empire State Realty Trust, Inc. (REIT), Class A	2,729	55,098
F&C UK Real Estate Investment Ltd. (REIT)	5,390	6,576
First Potomac Realty Trust (REIT)	1,295	14,206
Fonciere Des Regions (REIT)	837	73,076
Forest City Realty Trust, Inc. (REIT), Class A	5,281	110,056
Gecina SA (REIT)	912	126,194
GPT Group (The) (REIT)	40,540	147,156
Gramercy Property Trust (REIT)	9,449	86,742
H&R REIT (REIT)	6,430	107,131
Hamborner REIT AG (REIT)	1,728	16,438
Hibernia REIT plc (REIT)	111	144
Hibernia REIT plc (REIT)	15,269	19,448
Hispania Activos Inmobiliarios SOCIMI SA (REIT)	2,014	23,734
Hulic Reit, Inc. (REIT)	19	31,879
ICADE (REIT)	781	55,731
Investors Real Estate Trust (REIT)	2,706	19,294
Kenedix Realty Investment Corp. (REIT)	8	45,998
Land Securities Group plc (REIT)	17,751	233,202
Lar Espana Real Estate Socimi SA (REIT)	1,951	14,438
Lexington Realty Trust (REIT)	5,300	57,240
Liberty Property Trust (REIT)	3,332	131,614
LondonMetric Property plc (REIT)	13,167	25,233
Merlin Properties Socimi SA (REIT)	7,332	79,727
Mirvac Group (REIT)	83,583	128,477
Nomura Real Estate Master Fund, Inc. (REIT)	88	133,120
NSI NV (REIT)	3,077	11,612
Premier Investment Corp. (REIT)	28	33,109
PS Business Parks, Inc. (REIT)	455	53,017
Redefine International plc (REIT)	27,142	13,109
Schroder REIT Ltd. (REIT)	11,705	8,222
Sekisui House Reit, Inc. (REIT)	18	23,117
Sekisui House SI Residential Investment Corp. (REIT)	22	24,452
Select Income REIT (REIT)	1,512	38,102
Spirit Realty Capital, Inc. (REIT)	10,386	112,792
Standard Life Investment Property Income Trust Ltd. (REIT)	8,568	9,134
Stockland (REIT)	54,011	178,515
STORE Capital Corp. (REIT)	3,477	85,917
Suntec REIT (REIT) (x)	54,262	61,825

Tokyu REIT, Inc. (REIT)	20	$25,343
United Urban Investment Corp. (REIT)	63	95,895
VEREIT, Inc. (REIT)	21,795	184,386
Washington Real Estate Investment Trust (REIT)	1,666	54,462
WP Carey, Inc. (REIT)	2,050	121,134

		3,255,024

Health Care REITs (7.4%)
Aedifica SA (REIT)	300	22,447
Assura plc (REIT)	37,305	26,206
Care Capital Properties, Inc. (REIT)	1,882	47,050
CareTrust REIT, Inc. (REIT)	1,350	20,682
HCP, Inc. (REIT)	10,485	311,614
Healthcare Realty Trust, Inc. (REIT)	2,595	78,680
Healthcare Trust of America, Inc. (REIT), Class A	3,181	92,599
LTC Properties, Inc. (REIT)	895	42,047
Medical Properties Trust, Inc. (REIT)	7,210	88,683
National Health Investors, Inc. (REIT) (x)	826	61,264
New Senior Investment Group, Inc. (REIT)	1,777	17,397
Omega Healthcare Investors, Inc. (REIT)	3,878	121,226
Physicians Realty Trust (REIT)	3,021	57,278
Primary Health Properties plc (REIT)	12,924	17,719
Quality Care Properties, Inc. (REIT)*	2,073	32,132
Sabra Health Care REIT, Inc. (REIT)	1,453	35,482
Senior Housing Properties Trust (REIT)	5,332	100,935
Target Healthcare REIT Ltd. (REIT)	5,350	7,450
Universal Health Realty Income Trust (REIT)	323	21,186
Ventas, Inc. (REIT)	7,999	500,098
Welltower, Inc. (REIT)	8,198	548,692

		2,250,867

Hotel & Resort REITs (3.8%)
Apple Hospitality REIT, Inc. (REIT)	4,789	95,684
Ashford Hospitality Trust, Inc. (REIT)	2,043	15,854
CDL Hospitality Trusts (REIT)	14,418	13,341
Chatham Lodging Trust (REIT)	821	16,872
Chesapeake Lodging Trust (REIT)	1,335	34,523
DiamondRock Hospitality Co. (REIT)	4,522	52,139
FelCor Lodging Trust, Inc. (REIT)	3,113	24,935
Hersha Hospitality Trust (REIT)	777	16,705
Hospitality Properties Trust (REIT)	3,711	117,787
Host Hotels & Resorts, Inc. (REIT)	16,853	317,510
Japan Hotel REIT Investment Corp. (REIT)	83	55,819
LaSalle Hotel Properties (REIT)	2,529	77,059

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pebblebrook Hotel Trust (REIT)	1,597	$47,511
RLJ Lodging Trust (REIT)	2,807	68,743
Ryman Hospitality Properties, Inc. (REIT)	1,099	69,248
Summit Hotel Properties, Inc. (REIT)	1,870	29,976
Sunstone Hotel Investors, Inc. (REIT)	4,883	74,466
Xenia Hotels & Resorts, Inc. (REIT)	2,425	47,093

		1,175,265

Industrial REITs (6.6%)
Ascendas REIT (REIT)	52,503	82,299
DCT Industrial Trust, Inc. (REIT)	2,067	98,968
Duke Realty Corp. (REIT)	7,984	212,055
EastGroup Properties, Inc. (REIT)	759	56,045
First Industrial Realty Trust, Inc. (REIT)	2,616	73,379
GLP J-REIT (REIT)	54	62,190
Goodman Group (REIT)	40,155	206,612
Granite REIT (REIT)	1,060	35,393
Hansteen Holdings plc (REIT)	16,785	23,478
Industrial & Infrastructure Fund Investment Corp. (REIT)	8	38,126
Japan Logistics Fund, Inc. (REIT)	19	40,056
Mapletree Industrial Trust (REIT)	28,482	32,354
Mapletree Logistics Trust (REIT)	33,284	23,443
Monmouth Real Estate Investment Corp. (REIT)	1,449	22,083
Nippon Prologis REIT, Inc. (REIT)	35	71,542
Prologis, Inc. (REIT)	11,825	624,242
Pure Industrial Real Estate Trust (REIT)	5,476	22,799
Rexford Industrial Realty, Inc. (REIT)	1,443	33,463
Segro plc (REIT)	18,701	105,579
STAG Industrial, Inc. (REIT)	1,678	40,054
Terreno Realty Corp. (REIT)	1,002	28,547
Tritax Big Box REIT plc (REIT)	24,943	42,882
Warehouses De Pauw S.C.A. (REIT)	354	31,633

		2,007,222

Office REITs (12.3%)
Alexandria Real Estate Equities, Inc. (REIT)	1,810	201,145
Allied Properties REIT (REIT)	1,914	51,248
Alstria Office REIT-AG (REIT)*	2,970	37,235
Axiare Patrimonio SOCIMI SA (REIT)	1,306	18,999
Befimmo SA (REIT)	419	23,535
Beni Stabili SpA SIIQ (REIT)*	24,057	13,751
Boston Properties, Inc. (REIT)	3,474	436,960
Brandywine Realty Trust (REIT)	3,943	65,099
CapitaLand Commercial Trust (REIT)	44,535	45,514
Champion REIT (REIT)	53,296	28,866
Columbia Property Trust, Inc. (REIT)	2,759	59,594
Corporate Office Properties Trust (REIT)	2,136	66,686

Cousins Properties, Inc. (REIT)	7,704	$65,561
Cromwell Property Group (REIT) (x)	33,283	23,658
Daiwa Office Investment Corp. (REIT)	6	30,289
Derwent London plc (REIT)	2,265	77,377
Dexus Property Group (REIT)	21,935	152,279
Douglas Emmett, Inc. (REIT)	3,175	116,078
Dream Office REIT (REIT)	2,427	35,339
Equity Commonwealth (REIT)*	2,841	85,912
Franklin Street Properties Corp. (REIT)	2,229	28,888
Government Properties Income Trust (REIT) (x)	1,581	30,142
Great Portland Estates plc (REIT)	7,746	63,816
Green REIT plc (REIT)	15,435	22,292
Highwoods Properties, Inc. (REIT)	2,254	114,977
Hudson Pacific Properties, Inc. (REIT)	2,817	97,975
Intervest Offices & Warehouses NV (REIT)	325	8,176
Investa Office Fund (REIT)	12,755	43,446
Japan Excellent, Inc. (REIT)	25	31,722
Japan Prime Realty Investment Corp. (REIT)	19	74,862
Japan Real Estate Investment Corp. (REIT)	28	152,607
Keppel REIT (REIT)	43,052	30,324
Kilroy Realty Corp. (REIT)	2,086	152,737
Leasinvest Real Estate S.C.A. (REIT)	14	1,555
Mack-Cali Realty Corp. (REIT)	1,986	57,634
Mori Hills REIT Investment Corp. (REIT)	32	43,232
Mori Trust Sogo Reit, Inc. (REIT)	23	36,288
New York REIT, Inc. (REIT)	3,721	37,657
Nippon Building Fund, Inc. (REIT)	29	160,539
Orix JREIT, Inc. (REIT)	54	85,245
Paramount Group, Inc. (REIT)	3,364	53,790
Parkway, Inc. (REIT)*	939	20,893
Piedmont Office Realty Trust, Inc. (REIT), Class A	3,283	68,648
Regional REIT Ltd. (REIT)§	5,062	6,722
SL Green Realty Corp. (REIT)	2,295	246,827
Tier REIT, Inc. (REIT)	1,071	18,625
Vornado Realty Trust (REIT)	3,819	398,589
Workspace Group plc (REIT)	2,629	25,661

		3,748,994

Residential REITs (10.5%)
Advance Residence Investment Corp. (REIT)	27	71,384
American Campus Communities, Inc. (REIT)	2,986	148,613
American Homes 4 Rent (REIT), Class A	5,031	105,550
Apartment Investment & Management Co. (REIT), Class A	3,516	159,802
AvalonBay Communities, Inc. (REIT)	3,088	547,039
Boardwalk REIT (REIT)	875	31,705
Camden Property Trust (REIT)	1,983	166,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Canadian Apartment Properties REIT (REIT)	3,064	$71,588
Colony Starwood Homes (REIT)	1,099	31,662
Education Realty Trust, Inc. (REIT)	1,643	69,499
Empiric Student Property plc (REIT)	11,314	14,780
Equity LifeStyle Properties, Inc. (REIT)	1,742	125,598
Equity Residential (REIT)	8,130	523,247
Essex Property Trust, Inc. (REIT)	1,483	344,798
Invincible Investment Corp. (REIT)	64	28,858
Irish Residential Properties REIT plc (REIT)	7,913	9,746
Japan Rental Housing Investments, Inc. (REIT)	33	22,136
Killam Apartment REIT (REIT)	1,471	13,081
Mid-America Apartment Communities, Inc. (REIT)	2,574	252,046
Milestone Apartments REIT (REIT)	1,808	25,585
Monogram Residential Trust, Inc. (REIT) (x)	3,786	40,965
Nippon Accommodations Fund, Inc. (REIT)	10	43,722
Northview Apartment REIT (REIT)	1,137	16,996
Silver Bay Realty Trust Corp. (REIT)	755	12,941
Sun Communities, Inc. (REIT)	1,467	112,387
UDR, Inc. (REIT)	6,023	219,719

		3,210,158

Retail REITs (23.8%)
Acadia Realty Trust (REIT)	1,796	58,693
AEON REIT Investment Corp. (REIT)	23	25,170
Agree Realty Corp. (REIT)	559	25,742
Alexander’s, Inc. (REIT)	74	31,588
British Land Co. plc (The) (REIT)	23,116	179,333
Brixmor Property Group, Inc. (REIT)	6,843	167,106
BWP Trust (REIT)	11,033	23,806
Capital & Regional plc (REIT)	12,008	8,139
CapitaLand Mall Trust (REIT)	59,374	77,285
CBL & Associates Properties, Inc. (REIT) (x)	3,808	43,792
Cedar Realty Trust, Inc. (REIT)	1,903	12,427
Charter Hall Retail REIT (REIT)	7,625	23,276
Crombie REIT (REIT)	1,948	19,703
DDR Corp. (REIT)	7,009	107,027
Equity One, Inc. (REIT)	2,113	64,848
Eurocommercial Properties NV (REIT) (CVA)	999	38,473
Federal Realty Investment Trust (REIT)	1,625	230,929
Fortune REIT (REIT)	30,010	34,482
Frontier Real Estate Investment Corp. (REIT)	11	47,012
Fukuoka REIT Corp. (REIT)	14	22,136
General Growth Properties, Inc. (REIT)	11,367	283,948
Getty Realty Corp. (REIT)	545	13,892

Hammerson plc (REIT)	17,909	$126,467
Immobiliare Grande Distribuzione SIIQ SpA (REIT)	8,278	6,309
Intu Properties plc (REIT)	19,647	68,111
Japan Retail Fund Investment Corp. (REIT)	58	117,414
Kenedix Retail REIT Corp. (REIT)	9	20,514
Kimco Realty Corp. (REIT)	9,577	240,957
Kite Realty Group Trust (REIT)	1,848	43,391
Kiwi Property Group Ltd. (REIT)	29,048	27,949
Klepierre (REIT)	4,620	181,618
Link REIT (REIT)	50,822	330,315
Macerich Co. (The) (REIT)	3,243	229,734
Mapletree Commercial Trust (REIT)	42,755	41,186
Mercialys SA (REIT)	921	18,658
National Retail Properties, Inc. (REIT)	3,316	146,567
NewRiver REIT plc (REIT)	5,250	22,063
Pennsylvania REIT (REIT)	1,479	28,042
Ramco-Gershenson Properties Trust (REIT)	1,767	29,297
Realty Income Corp. (REIT)	5,818	334,419
Regency Centers Corp. (REIT)	2,370	163,412
Retail Opportunity Investments Corp. (REIT)	2,443	51,621
Retail Properties of America, Inc. (REIT), Class A	5,314	81,464
RioCan REIT (REIT)	7,349	145,759
Saul Centers, Inc. (REIT)	325	21,648
Scentre Group (REIT)	115,420	386,479
Seritage Growth Properties (REIT), Class A (x)	577	24,644
Shaftesbury plc (REIT) (x)	5,383	60,303
Shopping Centres Australasia Property Group (REIT)	16,553	26,399
Simon Property Group, Inc. (REIT)	7,107	1,262,701
Smart REIT (REIT)	2,506	60,268
Tanger Factory Outlet Centers, Inc. (REIT)	2,164	77,428
Taubman Centers, Inc. (REIT)	1,367	101,062
Unibail-Rodamco SE (REIT)	2,221	530,127
Urban Edge Properties (REIT)	1,994	54,855
Urstadt Biddle Properties, Inc. (REIT), Class A	668	16,105
Vastned Retail NV (REIT)	440	17,072
Vicinity Centres (REIT)	74,195	160,093
Washington Prime Group, Inc. (REIT)	4,132	43,014
Weingarten Realty Investors (REIT)	2,578	92,267
Wereldhave Belgium NV (REIT)	47	5,328
Wereldhave NV (REIT)	897	40,375
Westfield Corp. (REIT)	43,658	295,524

		7,269,766

Specialized REITs (6.3%)
Big Yellow Group plc (REIT)	3,186	26,916
CubeSmart (REIT)	4,053	108,499
Digital Realty Trust, Inc. (REIT) (x)	3,601	353,834
DuPont Fabros Technology, Inc. (REIT) (x)	1,697	74,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

EPR Properties (REIT)	1,429	$102,559
Extra Space Storage, Inc. (REIT)	2,655	205,072
Four Corners Property Trust, Inc. (REIT)	1,330	27,292
Gaming and Leisure Properties, Inc. (REIT)	4,617	141,373
Life Storage, Inc. (REIT)	1,050	89,523
Public Storage (REIT)	3,293	735,985
QTS Realty Trust, Inc. (REIT), Class A	1,024	50,842
Safestore Holdings plc (REIT)	4,656	20,083

		1,936,527

Total Equity Real Estate Investment Trusts (REITs)		24,853,823

Health Care Providers & Services (0.2%)
Health Care Facilities (0.2%)
Chartwell Retirement Residences	4,310	47,028

Total Health Care Providers & Services		47,028

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB	1,180	18,314

Total Hotels, Restaurants & Leisure		18,314

Real Estate Management & Development (17.9%)
Diversified Real Estate Activities (8.8%)
Allreal Holding AG (Registered)*	206	30,608
CapitaLand Ltd.	57,873	120,690
City Developments Ltd.	13,550	77,474
D Carnegie & Co. AB*	1,026	12,275
DIC Asset AG	950	9,100
Hang Lung Properties Ltd.	44,625	94,608
Henderson Land Development Co. Ltd.	24,884	132,370
Kennedy Wilson Europe Real Estate plc	2,234	26,403
Kerry Properties Ltd. (x)	13,309	36,128
Mitsubishi Estate Co. Ltd.	25,840	514,589
Mitsui Fudosan Co. Ltd.	21,115	488,694
Mobimo Holding AG (Registered)*	163	40,778
New World Development Co. Ltd.	118,574	125,386
Nomura Real Estate Holdings, Inc.	2,616	44,497
Sumitomo Realty & Development Co. Ltd.	9,189	244,201
Sun Hung Kai Properties Ltd.	31,920	403,399
Tokyo Tatemono Co. Ltd.	4,358	58,281
UOL Group Ltd.	10,988	45,450
Wharf Holdings Ltd. (The)	27,698	184,129

		2,689,060

Real Estate Development (1.9%)
ADLER Real Estate AG*	556	8,481
Cheung Kong Property Holdings Ltd.	63,645	390,266
Conwert Immobilien Invest SE*	1,682	28,719
Helical plc	2,237	8,126
Sino Land Co. Ltd.	69,439	104,053
TAG Immobilien AG	3,205	42,374

		582,019

Real Estate Operating Companies (7.2%)
ADO Properties SA§	657	$22,138
Aeon Mall Co. Ltd.	2,664	37,473
Azrieli Group Ltd.	990	42,946
BUWOG AG*	2,021	46,994
CA Immobilien Anlagen AG*	1,597	29,360
Capital & Counties Properties plc	16,599	60,777
Castellum AB	5,954	81,625
Citycon OYJ	8,822	21,712
Daejan Holdings plc	136	10,375
Deutsche EuroShop AG	1,038	42,253
Deutsche Wohnen AG	7,623	239,447
Dios Fastigheter AB	1,063	7,001
Entra ASA§	2,117	21,022
Fabege AB	2,999	49,014
Fastighets AB Balder, Class B*	2,108	42,597
First Capital Realty, Inc.	2,183	33,607
Grainger plc	9,266	27,155
Grand City Properties SA	2,286	41,606
Hemfosa Fastigheter AB	2,137	19,938
Hongkong Land Holdings Ltd.	26,924	170,429
Hufvudstaden AB, Class A	2,507	39,598
Hulic Co. Ltd.	8,008	71,190
Hysan Development Co. Ltd.	14,145	58,462
Inmobiliaria Colonial SA	5,321	36,872
Klovern AB, Class B	12,574	13,174
Kungsleden AB	3,579	22,686
LEG Immobilien AG*	1,422	110,469
Norwegian Property ASA	3,844	4,447
NTT Urban Development Corp.	2,451	21,579
PSP Swiss Property AG (Registered)	907	78,382
Sponda OYJ	5,536	25,501
Swire Properties Ltd.	26,395	72,842
Swiss Prime Site AG (Registered)*	1,471	120,404
Technopolis OYJ	3,191	10,514
TLG Immobilien AG	1,241	23,383
Unite Group plc (The)	4,997	37,319
Vonovia SE	10,525	342,401
Wallenstam AB, Class B	4,414	34,350
WCM Beteiligungs & Grundbesitz-AG*	1,945	5,344
Wihlborgs Fastigheter AB	1,493	27,760

		2,204,146

Total Real Estate Management & Development		5,475,225

Total Common Stocks (99.5%) (Cost $28,908,049)		30,394,390

CLOSED END FUNDS:
F&C Commercial Property Trust Ltd.	11,891	19,989
MedicX Fund Ltd.	8,873	9,814
Picton Property Income Ltd. (The)	12,189	11,379
UK Commercial Property Trust Ltd.	14,941	15,559

Total Closed End Funds (0.2%) (Cost $61,981)		56,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $13,657, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $13,929. (xx)	$13,656	$13,656
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $5,496, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $5,606. (xx)	5,496	5,496
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various Common Stocks; total market value $11,116. (xx)	10,000	10,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $11,868, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $12,104. (xx)	11,867	11,867
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $125,098, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $127,593. (xx)	125,091	125,091
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $15,155, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $15,465. (xx)	15,154	15,154
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $20,286, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $20,701. (xx)	20,285	20,285
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $50,003, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $51,003. (xx)	50,000	50,000

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $25,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $25,500. (xx)	$25,000	$25,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $35,002, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $35,700. (xx)	35,000	35,000

Total Repurchase Agreements		311,549

Total Short-Term Investments (1.0%) (Cost $311,549)		311,549

Total Investments (100.7%) (Cost $29,281,579)		30,762,680
Other Assets Less Liabilities (-0.7%)		(205,489)

Net Assets (100%)		$30,557,191

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $49,882 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $340,099. This was secured by cash collateral of $311,549 which was subsequently invested in joint repurchase agreements with a total value of $311,549, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $37,510 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/15/17 - 5/15/45.

Glossary:

CVA	— Dutch Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Country Diversification As a Percentage of Total Net Assets
Australia	5.9%
Austria	0.3
Belgium	0.5
Canada	2.8
Finland	0.2
France	3.2
Germany	3.1
Guernsey	0.2
Hong Kong	7.1
Ireland	0.2
Israel	0.1
Italy	0.1
Japan	10.8
Netherlands	0.3
New Zealand	0.1
Norway	0.1
Singapore	2.1
Spain	0.6
Sweden	1.2
Switzerland	0.9
United Kingdom	4.5
United States	56.4
Cash and Other	(0.7)

100.0%

Options Written:

Options written for the year ended December 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2016	12	$435
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(12)	(435)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2016	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Funds	$—	$56,741	$—	$56,741
Common Stocks
Consumer Discretionary	—	18,314	—	18,314
Health Care	47,028	—	—	47,028
Real Estate	17,714,691	12,614,357	—	30,329,048
Short-Term Investments
Repurchase Agreements	—	311,549	—	311,549

Total Assets	$17,761,719	$13,000,961	$—	$30,762,680

Total Liabilities	$—	$—	$—	$—

Total	$17,761,719	$13,000,961	$—	$30,762,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(1,446)	$(78,236)	$—	$—	$(79,682)
Foreign exchange contracts	—	—	1,404	—	1,404
Equity contracts	—	—	—	(416,687)	(416,687)

Total	$(1,446)	$(78,236)	$1,404	$(416,687)	$(494,965)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$6	$4,051	$—	$—	$4,057
Foreign exchange contracts	—	—	11,844	—	11,844
Equity contracts	—	—	—	(63,990)	(63,990)

Total	$6	$4,051	$11,844	$(63,990)	$(48,089)

^ The Portfolio held forward foreign currency contracts for hedging and in an attempt to enhance returns, held swaps contracts as a substitute for investing in conventional securities and held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,895,000 for four months during the year ended December 31, 2016, and futures, swaps and options with an average notional balance of approximately $5,739,000, $8,324,000 and $1,000, respectively for two months during the year ended December 31, 2016.

The average amount of Sale-buyback borrowings while outstanding for 48 days during the year ended December 31, 2016 was approximately $3,956,000 at a weighted average interest rate of 0.58%.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,121,826
Long-term U.S. government debt securities	—

$17,121,826

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$12,979,976
Long-term U.S. government debt securities	5,162,408

$18,142,384

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,627,284
Aggregate gross unrealized depreciation	(1,573,845)

Net unrealized appreciation	$1,053,439

Federal income tax cost of investments	$29,709,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $28,970,030)	$30,451,131
Repurchase Agreements (Cost $311,549)	311,549
Cash	3,316
Foreign cash (Cost $31,936)	31,863
Dividends, interest and other receivables	134,604
Receivable from Separate Accounts for Trust shares sold	31,966
Securities lending income receivable	104
Other assets	96

Total assets	30,964,629

LIABILITIES
Payable for return of collateral on securities loaned	311,549
Investment management fees payable	10,965
Payable to Separate Accounts for Trust shares redeemed	10,663
Administrative fees payable	3,472
Distribution fees payable – Class IB	2,577
Trustees’ fees payable	51
Accrued expenses	68,161

Total liabilities	407,438

NET ASSETS	$30,557,191

Net assets were comprised of:
Paid in capital	$29,557,390
Accumulated undistributed net investment income (loss)	(288,586)
Accumulated undistributed net realized gain (loss) on investments, options written, futures, swaps and foreign currency transactions	(191,440)
Net unrealized appreciation (depreciation) on investments, options written, futures, swaps and foreign currency translations	1,479,827

Net assets	$30,557,191

Class IB
Net asset value, offering and redemption price per share, $12,294,321 / 1,176,754 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.45

Class K
Net asset value, offering and redemption price per share, $18,262,870 / 1,743,823 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

(x)	Includes value of securities on loan of $340,099.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $39,069 foreign withholding tax)	$872,548
Securities lending (net)	2,039

Total income	874,587

EXPENSES
Investment management fees	146,744
Custodian fees	83,000
Professional fees	56,259
Administrative fees	30,440
Distribution fees – Class IB	27,612
Printing and mailing expenses	2,950
Interest expense	1,709
Trustees’ fees	661
Tax expense	503
Miscellaneous	18,832

Gross expenses	368,710
Less: Waiver from investment manager	(148,104)

Net expenses	220,606

NET INVESTMENT INCOME (LOSS)	653,981

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	271,911
Futures	(78,236)
Foreign currency transactions	122,434
Swaps	(416,687)
Options written	(374)

Net realized gain (loss)	(100,952)

Change in unrealized appreciation (depreciation) on:
Investments	956,328
Futures	4,051
Foreign currency translations	(85,215)
Options written	(168)
Swaps	(63,990)

Net change in unrealized appreciation (depreciation)	811,006

NET REALIZED AND UNREALIZED GAIN (LOSS)	710,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,364,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$653,981	$403,987
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(100,952)	(169,626)
Net change in unrealized appreciation (depreciation) on investments, options written, futures, foreign currency translations and swaps	811,006	(746,828)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,364,035	(512,467)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(82,233)	(55,794)
Class K	(162,617)	(115,235)

	(244,850)	(171,029)

Distributions from net realized capital gains
Class IB	(155,662)	(10,556)
Class K	(220,352)	(21,801)

	(376,014)	(32,357)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(620,864)	(203,386)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 465,643 and 508,604 shares, respectively ]	5,038,273	5,416,325
Capital shares issued in reinvestment of dividends and distributions [ 21,129 and 6,907 shares, respectively ]	237,895	66,350
Capital shares repurchased [ (209,935) and (168,939) shares, respectively ]	(2,227,955)	(1,747,037)

Total Class IB transactions	3,048,213	3,735,638

Class K
Capital shares sold [ 317,279 and 252,441 shares, respectively ]	3,316,051	2,647,966
Capital shares issued in reinvestment of dividends and distributions [ 34,297 and 14,243 shares, respectively ]	382,969	137,036
Capital shares repurchased [ (433,764) and (472,189) shares, respectively ]	(4,706,987)	(5,061,839)

Total Class K transactions	(1,007,967)	(2,276,837)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,040,246	1,458,801

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,783,417	742,948
NET ASSETS:
Beginning of year	27,773,774	27,030,826

End of year (a)	$30,557,191	$27,773,774

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(288,586)	$(187,481)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 8, 2013* to December 31, 2013
Class IB	2016	2015		2014
Net asset value, beginning of period	$10.17	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.14		0.16	0.12
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	0.27	(0.36)		1.44	(0.30)

Total from investment operations	0.49	(0.22)		1.60	(0.18)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)		(0.65)	(0.09)
Distributions from net realized gains	(0.14)	(0.01)		(0.12)	(0.02)
Return of capital	—	—		—	(0.08)

Total dividends and distributions	(0.21)	(0.07)		(0.77)	(0.19)

Net asset value, end of period	$10.45	$10.17		$10.46	$9.63

Total return (b)	4.67%	(2.02)%		16.60%	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,294	$9,155		$5,787	$1,467
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.91%	1.13	%***	1.12%**	1.10%
Before waivers and reimbursements (a)(f)	1.41%	1.58	%***	2.04%**	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.11%	1.36%		1.52%	1.40	%(l)
Before waivers and reimbursements (a)(f)	1.61%	0.91%		0.59%	0.05	%(l)
Portfolio turnover rate (z)^	57%	55%		48%	233%

Class K	Year Ended December 31,				February 8, 2013* to December 31, 2013
	2016	2015		2014
Net asset value, beginning of period	$10.20	$10.46		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.15		0.19	0.15
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	0.27	(0.34)		1.44	(0.31)

Total from investment operations	0.51	(0.19)		1.63	(0.16)

Less distributions:
Dividends from net investment income	(0.10)	(0.06)		(0.68)	(0.11)
Distributions from net realized gains	(0.14)	(0.01)		(0.12)	(0.02)
Return of capital	—	—		—	(0.08)

Total dividends and distributions	(0.24)	(0.07)		(0.80)	(0.21)

Net asset value, end of period	$10.47	$10.20		$10.46	$9.63

Total return (b)	4.81%	(1.73)%		16.91%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,263	$18,619		$21,244	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.66%	0.88	%***	0.87%**	0.85%
Before waivers and reimbursements (a)(f)	1.16%	1.33	%***	1.69%**	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.30%	1.46%		1.79%	1.67	%(l)
Before waivers and reimbursements (a)(f)	1.79%	1.02%		0.96%	0.38	%(l)
Portfolio turnover rate (z)^	57%	55%		48%	233%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.02%.
***	Includes Interest Expense of 0.03%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.93%	5.38%
Portfolio – Class K Shares*	6.20	5.65
MSCI AC World (Net) Index	7.51	4.70
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.93% for the year ended December 31, 2016. The Portfolio’s benchmark, the MSCI World (Net) Index returned 7.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The strategy is designed to retain some exposure to stocks which have relatively high volatility but also exhibit strong earnings quality. This proved beneficial this year as parts of this area of the market performed strongly. For example, a number of Canadian banks featured in the top contributors at an individual stock level, including Bank of Nova Scotia and Bank of Montreal, both of which exhibit relatively high volatility and quality exposure.

•	In addition to financials, other market sectors with strong stock selection for the year included health care, information technology and utilities.

What hurt performance during the year:

•

The Portfolio’s avoidance of companies with more volatile shares was a key detractor from performance over the year as stocks exhibiting low volatility characteristics and areas of the market which are traditionally defensive were out of favor with investors in the second half of the year. For example, the zero weight in high volatility names such as JPMorgan Chase and Bank of America were among the key detractors from relative performance at an individual stock level.

•

The Portfolio’s bias toward stocks with greater earnings sustainability, a proprietary measure of earnings quality, went unrewarded over the year. The Portfolio’s exposure to higher quality stocks, including consumer staples such as CVS, and the avoidance of low quality stocks, including energy names such as Chevron, detracted from active performance.

•	Overall sector selection was a detractor from relative performance.

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

We expect global economic growth to rise from 3.1 % in 2016 to 3.4% in 2017 in an environment of higher inflation and interest rates. In this environment we expect low volatility stocks and styles of investing to remain vulnerable, as we have found that stocks exhibiting low volatility have historically underperformed the broader market during periods of rising interest rates. However, the strong headwind that low volatility experienced in the second half of 2016 may ease in 2017 given (i) the sharp upward move in U.S. bond yields is now likely to be behind us and (ii) valuations now look more reasonable to us. We expect the strategy’s exposure to stocks exhibiting higher quality to be more supportive in 2017 due to the link between quality and future earnings growth.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Consumer Staples	16.8%
Financials	16.2
Industrials	15.8
Health Care	12.8
Consumer Discretionary	10.5
Information Technology	10.0
Utilities	5.6
Materials	3.8
Telecommunication Services	2.9
Energy	2.2
Real Estate	2.2
Investment Company	0.9
Repurchase Agreements	0.7
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,012.81	$6.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.18
Class K
Actual	1,000.00	1,014.51	4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.91

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.22% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.5%)
Auto Components (0.6%)
Bridgestone Corp.	600	$21,633
Continental AG	120	23,205
Delphi Automotive plc	300	20,205
Magna International, Inc.	300	13,026
Valeo SA	270	15,521

		93,590

Automobiles (0.9%)
Bayerische Motoren Werke AG	300	28,027
Fuji Heavy Industries Ltd.	600	24,498
General Motors Co.	1,300	45,291
Isuzu Motors Ltd.	500	6,336
Suzuki Motor Corp.	400	14,080
Toyota Motor Corp.	300	17,655

		135,887

Distributors (0.2%)
Genuine Parts Co.	300	28,662

Hotels, Restaurants & Leisure (2.2%)
Compass Group plc	2,258	41,769
Marriott International, Inc., Class A	200	16,536
McDonald’s Corp.	1,000	121,720
Oriental Land Co. Ltd.	200	11,304
Sodexo SA (x)	200	22,990
Starbucks Corp.	1,100	61,072
Whitbread plc	300	13,961
Yum! Brands, Inc.	400	25,332

		314,684

Household Durables (0.4%)
Newell Brands, Inc.	500	22,325
Persimmon plc	300	6,566
Sekisui House Ltd.	1,000	16,646
Techtronic Industries Co. Ltd.	1,500	5,378

		50,915

Leisure Products (0.2%)
Bandai Namco Holdings, Inc.	300	8,278
Shimano, Inc.	100	15,692

		23,970

Media (1.7%)
CBS Corp. (Non-Voting), Class B	400	25,448
Comcast Corp., Class A	800	55,240
Omnicom Group, Inc.	300	25,533
Publicis Groupe SA	200	13,800
Singapore Press Holdings Ltd.	3,000	7,313
Sky plc	1,200	14,656
Twenty-First Century Fox, Inc., Class A	700	19,628
Walt Disney Co. (The)	700	72,954
WPP plc	400	8,952

		243,524

Multiline Retail (0.4%)
Dollar General Corp.	300	22,221
Dollar Tree, Inc.*	300	23,154
Next plc	280	17,195

		62,570

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	100	$16,912
Hennes & Mauritz AB, Class B	1,500	41,721
Home Depot, Inc. (The)	800	107,264
Industria de Diseno Textil SA	1,200	40,965
L Brands, Inc.	300	19,752
Lowe’s Cos., Inc.	700	49,784
Nitori Holdings Co. Ltd.	100	11,431
O’Reilly Automotive, Inc.*	100	27,841
Ross Stores, Inc.	500	32,800
TJX Cos., Inc. (The)	1,100	82,643
USS Co. Ltd.	600	9,559

		440,672

Textiles, Apparel & Luxury Goods (0.8%)
Burberry Group plc	800	14,759
Luxottica Group SpA	300	16,137
NIKE, Inc., Class B	1,000	50,831
Pandora A/S	100	13,083
VF Corp.	500	26,675

		121,485

Total Consumer Discretionary		1,515,959

Consumer Staples (16.8%)
Beverages (3.3%)
Asahi Group Holdings Ltd.	600	18,943
Brown-Forman Corp., Class B	400	17,968
Coca-Cola Co. (The)	3,300	136,818
Constellation Brands, Inc., Class A	100	15,331
Diageo plc	2,400	62,409
Dr Pepper Snapple Group, Inc.	400	36,268
Heineken NV	300	22,504
Monster Beverage Corp.*	300	13,302
PepsiCo, Inc.	1,300	136,019
Pernod Ricard SA	200	21,674

		481,236

Food & Staples Retailing (2.7%)
Alimentation Couche-Tard, Inc., Class B	500	22,672
Costco Wholesale Corp.	600	96,066
CVS Health Corp.	1,100	86,801
Kroger Co. (The)	1,000	34,510
Lawson, Inc.	200	14,049
Seven & i Holdings Co. Ltd.	900	34,290
Sysco Corp.	1,100	60,907
Wal-Mart Stores, Inc.	400	27,648
Woolworths Ltd. (x)	1,100	19,131

		396,074

Food Products (3.2%)
Campbell Soup Co.	300	18,141
Danone SA	600	38,022
General Mills, Inc.	1,100	67,947
Hershey Co. (The)	200	20,686
JM Smucker Co. (The)	100	12,806
Kellogg Co.	300	22,113
Kerry Group plc, Class A	300	21,442
Kraft Heinz Co. (The)	500	43,660
McCormick & Co., Inc. (Non-Voting)	200	18,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Mead Johnson Nutrition Co.	200	$14,152
MEIJI Holdings Co. Ltd.	100	7,837
Mondelez International, Inc., Class A	2,100	93,093
Nestle SA (Registered)	1,200	86,085

		464,650

Household Products (3.3%)
Church & Dwight Co., Inc.	600	26,514
Clorox Co. (The)	300	36,006
Colgate-Palmolive Co.	1,300	85,072
Henkel AG & Co. KGaA (Preference) (q)	400	47,685
Kimberly-Clark Corp.	600	68,472
Procter & Gamble Co. (The)	1,700	142,935
Reckitt Benckiser Group plc	700	59,404
Svenska Cellulosa AB SCA, Class B	600	16,945

		483,033

Personal Products (1.7%)
Beiersdorf AG	200	16,969
Estee Lauder Cos., Inc. (The), Class A	300	22,947
Kao Corp.	500	23,705
L’Oreal SA	300	54,759
Unilever NV (CVA)	1,600	65,879
Unilever plc	1,400	56,807

		241,066

Tobacco (2.6%)
Altria Group, Inc.	1,700	114,954
British American Tobacco plc	1,000	56,955
Imperial Brands plc	1,000	43,658
Japan Tobacco, Inc.	900	29,601
Philip Morris International, Inc.	1,200	109,788
Reynolds American, Inc.	400	22,416

		377,372

Total Consumer Staples		2,443,431

Energy (2.2%)
Oil, Gas & Consumable Fuels (2.2%)
Enbridge, Inc.	400	16,832
Exxon Mobil Corp.	1,600	144,417
Snam SpA	3,000	12,360
TOTAL SA	1,400	71,799
TransCanada Corp.	1,600	72,144

Total Energy		317,552

Financials (16.2%)
Banks (7.4%)
ABN AMRO Group NV (CVA)§	400	8,863
Bank of Montreal	1,200	86,310
Bank of Nova Scotia (The) (x)	900	50,113
BB&T Corp.	500	23,510
Canadian Imperial Bank of Commerce	800	65,280
Commonwealth Bank of Australia	500	29,736
Danske Bank A/S	500	15,165
DBS Group Holdings Ltd.	1,000	11,974
Hang Seng Bank Ltd.	1,100	20,469
Lloyds Banking Group plc	18,000	13,867

M&T Bank Corp. (x)	200	$31,286
Mizuho Financial Group, Inc.	7,900	14,181
National Australia Bank Ltd.	600	13,280
National Bank of Canada	600	24,368
Nordea Bank AB	2,000	22,238
Oversea-Chinese Banking Corp. Ltd.	2,000	12,319
PNC Financial Services Group, Inc. (The)	500	58,480
Resona Holdings, Inc.	2,900	14,875
Royal Bank of Canada	1,500	101,519
Sumitomo Mitsui Financial Group, Inc.	500	19,080
Svenska Handelsbanken AB, Class A	2,000	27,792
Swedbank AB, Class A	700	16,926
Toronto-Dominion Bank (The)	2,400	118,369
U.S. Bancorp	2,300	118,151
United Overseas Bank Ltd. (x)	1,000	14,087
Wells Fargo & Co.	1,800	99,198
Westpac Banking Corp.	900	21,173

		1,052,609

Capital Markets (1.6%)
ASX Ltd.	400	14,358
Brookfield Asset Management, Inc., Class A	1,500	49,492
CME Group, Inc.	100	11,535
Macquarie Group Ltd.	300	18,861
Moody’s Corp.	200	18,854
S&P Global, Inc.	200	21,508
Singapore Exchange Ltd. (x)	2,000	9,888
T Rowe Price Group, Inc.	300	22,578
Thomson Reuters Corp.	900	39,388
UBS Group AG (Registered)	2,000	31,327

		237,789

Consumer Finance (0.9%)
American Express Co.	700	51,856
Discover Financial Services	500	36,045
Synchrony Financial	1,100	39,897

		127,798

Diversified Financial Services (1.0%)
Berkshire Hathaway, Inc., Class B*	900	146,682

Insurance (5.3%)
Aflac, Inc.	300	20,880
AIA Group Ltd.	3,000	16,926
Allianz SE (Registered)	240	39,664
Allstate Corp. (The)	500	37,060
Aon plc	400	44,612
Arch Capital Group Ltd.*	200	17,258
Assicurazioni Generali SpA	1,000	14,863
Baloise Holding AG (Registered)	100	12,599
Chubb Ltd.	700	92,485
Cincinnati Financial Corp.	300	22,725
Hannover Rueck SE	100	10,821
Insurance Australia Group Ltd.	1,900	8,213
Intact Financial Corp.	300	21,472
Legal & General Group plc	3,000	9,154
Marsh & McLennan Cos., Inc.	900	60,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Medibank Pvt Ltd.	2,100	$4,274
MS&AD Insurance Group Holdings, Inc.	400	12,403
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	240	45,386
Progressive Corp. (The)	1,100	39,050
Prudential plc	1,200	24,069
Sampo OYJ, Class A	900	40,349
SCOR SE	400	13,823
Sun Life Financial, Inc.	700	26,876
Suncorp Group Ltd.	800	7,805
Swiss Re AG	500	47,383
T&D Holdings, Inc.	800	10,579
Tokio Marine Holdings, Inc.	500	20,518
Travelers Cos., Inc. (The)	300	36,726
Zurich Insurance Group AG*	50	13,768

		772,572

Total Financials		2,337,450

Health Care (12.8%)
Biotechnology (1.9%)
AbbVie, Inc.	500	31,310
Actelion Ltd. (Registered)*	100	21,654
Amgen, Inc.	400	58,484
Biogen, Inc.*	100	28,358
Celgene Corp.*	500	57,875
CSL Ltd.	300	21,738
Gilead Sciences, Inc.	800	57,288

		276,707

Health Care Equipment & Supplies (3.2%)
Baxter International, Inc.	600	26,604
Becton Dickinson and Co.	300	49,665
Boston Scientific Corp.*	900	19,467
C.R. Bard, Inc.	100	22,466
Cochlear Ltd.	100	8,844
Coloplast A/S, Class B	200	13,488
Danaher Corp.	600	46,704
Edwards Lifesciences Corp.*	200	18,740
Essilor International SA	300	33,901
Hoya Corp.	500	21,010
Medtronic plc	1,200	85,475
Smith & Nephew plc	2,000	30,095
Stryker Corp.	600	71,886
Sysmex Corp.	200	11,585

		459,930

Health Care Providers & Services (1.7%)
Cardinal Health, Inc.	500	35,985
Fresenius Medical Care AG & Co. KGaA	100	8,469
Fresenius SE & Co. KGaA	700	54,719
Henry Schein, Inc.*	100	15,171
Laboratory Corp. of America Holdings*	100	12,838
Ramsay Health Care Ltd.	100	4,929
UnitedHealth Group, Inc.	700	112,027

		244,138

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.	200	$28,220
Waters Corp.*	100	13,439

		41,659

Pharmaceuticals (5.7%)
Astellas Pharma, Inc.	1,900	26,393
AstraZeneca plc	300	16,406
Bayer AG (Registered)	600	62,610
Bristol-Myers Squibb Co.	300	17,532
Eli Lilly & Co.	1,100	80,905
GlaxoSmithKline plc	400	7,700
Johnson & Johnson	1,400	161,294
Merck & Co., Inc.	2,100	123,627
Novartis AG (Registered)	600	43,661
Novo Nordisk A/S, Class B	900	32,457
Otsuka Holdings Co. Ltd.	600	26,146
Pfizer, Inc.	3,600	116,928
Roche Holding AG	250	57,105
Sanofi	200	16,190
Shionogi & Co. Ltd.	300	14,372
Zoetis, Inc.	500	26,765

		830,091

Total Health Care		1,852,525

Industrials (15.8%)
Aerospace & Defense (3.8%)
Airbus Group SE	400	26,459
BAE Systems plc	2,000	14,579
Boeing Co. (The)	400	62,272
General Dynamics Corp.	500	86,330
Lockheed Martin Corp.	400	99,977
Northrop Grumman Corp.	300	69,774
Raytheon Co.	500	71,000
Rockwell Collins, Inc.	200	18,552
Rolls-Royce Holdings plc*	800	6,586
Rolls-Royce Holdings plc, Class C*†	36,800	45
Safran SA	400	28,809
Singapore Technologies Engineering Ltd.	3,000	6,691
Thales SA	100	9,698
United Technologies Corp.	500	54,810

		555,582

Air Freight & Logistics (1.0%)
Deutsche Post AG (Registered)	1,200	39,455
United Parcel Service, Inc., Class B	900	103,176

		142,631

Building Products (0.8%)
Assa Abloy AB, Class B	1,600	29,697
Daikin Industries Ltd.	200	18,370
Geberit AG (Registered)	60	24,052
Johnson Controls International plc	1,000	41,190

		113,309

Commercial Services & Supplies (1.3%)
Brambles Ltd. (x)	1,600	14,318
Cintas Corp.	200	23,112
Republic Services, Inc.	500	28,525
Secom Co. Ltd.	400	29,255

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Waste Connections, Inc.	300	$23,577
Waste Management, Inc.	900	63,819

		182,606

Construction & Engineering (0.4%)
Ferrovial SA	600	10,734
Kajima Corp.	1,000	6,922
Skanska AB, Class B	800	18,888
Taisei Corp.	1,000	6,999
Vinci SA	200	13,621

		57,164

Electrical Equipment (0.5%)
Emerson Electric Co.	400	22,300
Legrand SA	300	17,037
Mitsubishi Electric Corp.	1,000	13,942
Nidec Corp.	100	8,629
Rockwell Automation, Inc.	100	13,440

		75,348

Industrial Conglomerates (2.0%)
3M Co.	500	89,285
General Electric Co.	700	22,120
Honeywell International, Inc.	800	92,680
Keihan Holdings Co. Ltd.	1,000	6,571
Roper Technologies, Inc.	100	18,308
Siemens AG (Registered)	480	59,016

		287,980

Machinery (1.5%)
Atlas Copco AB, Class A	700	21,321
Cummins, Inc.	100	13,667
Deere & Co.	200	20,608
FANUC Corp.	100	16,954
Fortive Corp.	600	32,178
Illinois Tool Works, Inc.	400	48,984
Kone OYJ, Class B	400	17,925
Kubota Corp.	1,000	14,276
Schindler Holding AG	140	24,692

		210,605

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	100	13,218

Professional Services (1.0%)
Equifax, Inc.	300	35,470
Experian plc	1,000	19,398
Intertek Group plc	200	8,580
Recruit Holdings Co. Ltd.	330	13,242
SGS SA (Registered)	12	24,417
Verisk Analytics, Inc.*	300	24,351
Wolters Kluwer NV	600	21,739

		147,197

Road & Rail (2.5%)
Canadian National Railway Co.	1,100	74,030
Canadian Pacific Railway Ltd.	200	28,535
Central Japan Railway Co.	200	32,907
ComfortDelGro Corp. Ltd.	4,000	6,823
DSV A/S	400	17,795
East Japan Railway Co.	400	34,567
Hankyu Hanshin Holdings, Inc.	400	12,834

Keio Corp.	1,000	$8,222
Kintetsu Group Holdings Co. Ltd.	4,000	15,264
MTR Corp. Ltd.	1,500	7,293
Nagoya Railroad Co. Ltd.	1,000	4,834
Odakyu Electric Railway Co. Ltd.	499	9,875
Tobu Railway Co. Ltd.	3,000	14,888
Union Pacific Corp.	700	72,576
West Japan Railway Co.	300	18,412

		358,855

Trading Companies & Distributors (0.8%)
Ashtead Group plc	500	9,736
Bunzl plc	600	15,595
Fastenal Co.	300	14,094
ITOCHU Corp.	2,500	33,198
Marubeni Corp.	2,000	11,342
Wolseley plc	200	12,230
WW Grainger, Inc. (x)	100	23,225

		119,420

Transportation Infrastructure (0.1%)
Aena SA§	140	19,107

Total Industrials		2,283,022

Information Technology (10.0%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	1,400	42,308
Motorola Solutions, Inc.	200	16,578

		58,886

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	600	40,321
Hexagon AB, Class B	400	14,291
Kyocera Corp.	400	19,891
Murata Manufacturing Co. Ltd.	100	13,390

		87,893

Internet Software & Services (0.3%)
Alphabet, Inc., Class A*	60	47,547

IT Services (4.5%)
Accenture plc, Class A	500	58,565
Amadeus IT Group SA	400	18,177
Atos SE	100	10,553
Automatic Data Processing, Inc.	900	92,502
Cognizant Technology Solutions Corp., Class A*	600	33,618
Fidelity National Information Services, Inc.	400	30,256
Fiserv, Inc.*	500	53,140
International Business Machines Corp.	600	99,594
Mastercard, Inc., Class A	700	72,275
Nomura Research Institute Ltd.	121	3,686
Paychex, Inc.	700	42,616
Visa, Inc., Class A	1,500	117,029

		632,011

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	300	21,786
Infineon Technologies AG	600	10,428
Lam Research Corp.	200	21,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

QUALCOMM, Inc.	500	$32,600
Skyworks Solutions, Inc.	200	14,932
Texas Instruments, Inc.	900	65,673
Tokyo Electron Ltd.	100	9,450
Xilinx, Inc.	300	18,111

		194,126

Software (2.2%)
Adobe Systems, Inc.*	300	30,885
Check Point Software Technologies Ltd.*	100	8,446
Electronic Arts, Inc.*	300	23,628
Intuit, Inc.	400	45,844
Microsoft Corp.	1,400	86,996
Oracle Corp.	1,600	61,520
SAP SE	600	52,302
Synopsys, Inc.*	200	11,772

		321,393

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	800	92,656
FUJIFILM Holdings Corp.	400	15,179

		107,835

Total Information Technology		1,449,691

Materials (3.8%)
Chemicals (3.5%)
Air Liquide SA	500	55,606
BASF SE	100	9,296
Dow Chemical Co. (The)	400	22,888
Ecolab, Inc.	500	58,610
EI du Pont de Nemours & Co.	200	14,680
Givaudan SA (Registered)	20	36,649
International Flavors & Fragrances, Inc.	100	11,783
Linde AG	160	26,291
LyondellBasell Industries NV, Class A	400	34,312
Monsanto Co.	400	42,084
Novozymes A/S, Class B	400	13,791
PPG Industries, Inc.	300	28,428
Praxair, Inc.	500	58,595
Sherwin-Williams Co. (The)	100	26,874
Shin-Etsu Chemical Co. Ltd.	300	23,274
Sika AG	4	19,216
Symrise AG	200	12,175
Toray Industries, Inc.	1,000	8,096

		502,648

Construction Materials (0.1%)
James Hardie Industries plc (CDI) (x)	300	4,756
Vulcan Materials Co.	100	12,515

		17,271

Containers & Packaging (0.2%)
Amcor Ltd. (x)	1,700	18,341
Ball Corp.	200	15,014

		33,355

Total Materials		553,274

Real Estate (2.2%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
American Tower Corp. (REIT)	400	$42,272
AvalonBay Communities, Inc. (REIT)	100	17,715
Dexus Property Group (REIT)	1,500	10,413
Federal Realty Investment Trust (REIT)	100	14,211
Goodman Group (REIT)	2,100	10,805
GPT Group (The) (REIT)	3,500	12,705
Mirvac Group (REIT)	4,700	7,224
Public Storage (REIT)	200	44,700
Simon Property Group, Inc. (REIT)	300	53,302
Stockland (REIT)	1,900	6,280
Unibail-Rodamco SE (REIT)	100	23,869
Vicinity Centres (REIT)	4,300	9,278
Vornado Realty Trust (REIT) (x)	100	10,437

		263,211

Real Estate Management & Development (0.3%)
Daito Trust Construction Co. Ltd.	100	15,042
Daiwa House Industry Co. Ltd.	1,000	27,345
Swiss Prime Site AG (Registered)*	100	8,185

		50,572

Total Real Estate		313,783

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	3,200	136,096
BT Group plc	4,000	18,087
Deutsche Telekom AG (Registered)	1,800	30,989
Nippon Telegraph & Telephone Corp.	800	33,622
Singapore Telecommunications Ltd.	10,000	25,205
Swisscom AG (Registered)	60	26,874
Telia Co. AB	4,000	16,117
Telstra Corp. Ltd.	6,200	22,819
Verizon Communications, Inc.	700	37,366

		347,175

Wireless Telecommunication Services (0.5%)
KDDI Corp.	1,300	32,919
NTT DOCOMO, Inc.	1,500	34,177

		67,096

Total Telecommunication Services		414,271

Utilities (5.6%)
Electric Utilities (3.1%)
American Electric Power Co., Inc.	600	37,776
CLP Holdings Ltd.	2,500	22,971
Duke Energy Corp.	400	31,048
Enel SpA	3,000	13,225
Eversource Energy	400	22,092
Fortis, Inc.	600	18,528
NextEra Energy, Inc.	600	71,676
PG&E Corp.	200	12,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

PPL Corp.	1,000	$34,050
Red Electrica Corp. SA	800	15,095
Southern Co. (The)	1,500	73,785
SSE plc	1,800	34,451
Terna Rete Elettrica Nazionale SpA	3,000	13,743
Xcel Energy, Inc.	1,000	40,700

		441,294

Gas Utilities (0.3%)
Hong Kong & China Gas Co. Ltd. (x)	7,700	13,643
Osaka Gas Co. Ltd.	4,000	15,387
Tokyo Gas Co. Ltd.	4,000	18,102

		47,132

Multi-Utilities (1.9%)
AGL Energy Ltd.	900	14,347
CMS Energy Corp.	500	20,810
Consolidated Edison, Inc.	300	22,104
Dominion Resources, Inc.	1,100	84,249
DTE Energy Co.	400	39,404
National Grid plc	4,200	49,256
Sempra Energy	500	50,320

		280,490

Water Utilities (0.3%)
American Water Works Co., Inc.	400	28,944
Severn Trent plc	300	8,215

		37,159

Total Utilities		806,075

Total Common Stocks (98.8%) (Cost $12,814,707)		14,287,033

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	119,175	119,211

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.7%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $15,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $15,300. (xx)	$15,000	15,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $2,805, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $2,861. (xx)	2,805	2,805

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $6,970, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $7,108. (xx)	$6,969	$6,969
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $5,001, collateralized by various Common Stocks; total market value $5,558. (xx)	5,000	5,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $6,057, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $6,177. (xx)	6,056	6,056
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $20,858, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $21,274. (xx)	20,857	20,857
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $35,002, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $35,702. (xx)	35,000	35,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $15,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $15,300. (xx)	15,000	15,000

Total Repurchase Agreements		106,687

Total Short-Term Investments (1.6%) (Cost $225,898)		225,898

Total Investments (100.4%) (Cost $13,040,605)		14,512,931
Other Assets Less Liabilities (-0.4%)		(61,241)

Net Assets (100%)		$14,451,690

*	Non-income producing.
†	Security (totaling $45 or 0.0% of net assets) held at fair value by management.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $27,970 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $174,064. This was secured by cash collateral of $106,687 which was subsequently invested in joint repurchase agreements with a total value of $106,687, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $74,861 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 5/25/17 - 5/15/45.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	2.1%
Canada	5.6
Denmark	0.7
Finland	0.4
France	3.4
Germany	4.0
Hong Kong	0.6
Ireland	0.3
Israel	0.1
Italy	0.5
Japan	7.4
Netherlands	0.4
Singapore	0.6
Spain	0.7
Sweden	1.6
Switzerland	3.5
United Kingdom	5.0
United States	63.5
Cash and Other	(0.4)

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,012,849	$503,110	$—	$1,515,959
Consumer Staples	1,624,678	818,753	—	2,443,431
Energy	233,393	84,159	—	317,552
Financials	1,634,393	703,057	—	2,337,450
Health Care	1,319,055	533,470	—	1,852,525
Industrials	1,391,963	891,014	45	2,283,022
Information Technology	1,282,344	167,347	—	1,449,691
Materials	325,783	227,491	—	553,274
Real Estate	182,636	131,147	—	313,783
Telecommunication Services	173,462	240,809	—	414,271
Utilities	587,640	218,435	—	806,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$119,211	$—	$—	$119,211
Repurchase Agreements	—	106,687	—	106,687

Total Assets	$9,887,407	$4,625,479	$45	$14,512,931

Total Liabilities	$—	$—	$—	$—

Total	$9,887,407	$4,625,479	$45	$14,512,931

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,463,103
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,705,104

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,823,588
Aggregate gross unrealized depreciation	(354,409)

Net unrealized appreciation	$1,469,179

Federal income tax cost of investments	$13,043,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $12,933,918)	$14,406,244
Repurchase Agreements (Cost $106,687)	106,687
Cash	17,111
Foreign cash (Cost $30,438)	29,651
Dividends, interest and other receivables	30,783
Receivable from Separate Accounts for Trust shares sold	11,522
Securities lending income receivable	186
Other assets	44

Total assets	14,602,228

LIABILITIES
Payable for return of collateral on securities loaned	106,687
Administrative fees payable	4,377
Distribution fees payable – Class IB	1,547
Payable to Separate Accounts for Trust shares redeemed	29
Trustees’ fees payable	26
Accrued expenses	37,872

Total liabilities	150,538

NET ASSETS	$14,451,690

Net assets were comprised of:
Paid in capital	$13,046,415
Accumulated undistributed net investment income (loss)	(3,090)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(62,680)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,471,045

Net assets	$14,451,690

Class IB
Net asset value, offering and redemption price per share, $7,438,552 / 666,710 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

Class K
Net asset value, offering and redemption price per share, $7,013,138 / 628,706 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.15

(x)	Includes value of securities on loan of $174,064.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $16,807 foreign withholding tax)	$351,057
Interest	5
Securities lending (net)	1,705

Total income	352,767

EXPENSES
Investment management fees	95,525
Professional fees	47,355
Administrative fees	30,023
Custodian fees	26,000
Distribution fees – Class IB	16,978
Printing and mailing expenses	905
Trustees’ fees	306
Miscellaneous	9,399

Gross expenses	226,491
Less: Waiver from investment manager	(75,379)

Net expenses	151,112

NET INVESTMENT INCOME (LOSS)	201,655

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(30,093)
Foreign currency transactions	(9,253)

Net realized gain (loss)	(39,346)

Change in unrealized appreciation (depreciation) on:
Investments	636,666
Foreign currency translations	1,225

Net change in unrealized appreciation (depreciation)	637,891

NET REALIZED AND UNREALIZED GAIN (LOSS)	598,545

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$800,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$201,655	$177,503
Net realized gain (loss) on investments and foreign currency transactions	(39,346)	(8,190)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	637,891	(21,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	800,200	147,517

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(92,418)	(75,550)
Class K	(106,523)	(96,716)

	(198,941)	(172,266)

Distributions from net realized capital gains
Class IB	(126)	(9,618)
Class K	(124)	(10,146)

	(250)	(19,764)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(199,191)	(192,030)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 73,707 and 52,725 shares, respectively ]	816,926	572,452
Capital shares issued in reinvestment of dividends and distributions [ 8,277 and 8,104 shares, respectively ]	92,544	85,168
Capital shares repurchased [ (10,058) and (12,054) shares, respectively ]	(111,589)	(127,909)

Total Class IB transactions	797,881	529,711

Class K
Capital shares sold [ 27,260 and 39,936 shares, respectively ]	298,243	433,893
Capital shares issued in reinvestment of dividends and distributions [ 9,542 and 10,171 shares, respectively ]	106,647	106,862
Capital shares repurchased [ (36,921) and (51,604) shares, respectively ]	(408,646)	(555,985)

Total Class K transactions	(3,756)	(15,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	794,125	514,481

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,395,134	469,968
NET ASSETS:
Beginning of year	13,056,556	12,586,588

End of year (a)	$14,451,690	$13,056,556

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,090)	$(199)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$10.67	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.16	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.48	(0.02)	0.58	0.26

Total from investment operations	0.63	0.12	0.74	0.28

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.18)	(0.02)
Distributions from net realized gains	— #	(0.02)	(0.08)	—
Return of capital	—	—	—	(0.04)

Total dividends and distributions	(0.14)	(0.15)	(0.26)	(0.06)

Net asset value, end of period	$11.16	$10.67	$10.70	$10.22

Total return (b)	5.93%	1.10%	7.26%	2.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,439	$6,347	$5,842	$5,141
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.23%	1.25%	1.25%	1.25%
Before waivers and reimbursements (a)(f)	1.79%	1.92%	2.24%	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.35%	1.24%	1.52%	1.03	%(l)
Before waivers and reimbursements (a)(f)	0.79%	0.58%	0.52%	(0.13	)%(l)
Portfolio turnover rate (z)^	27%	28%	27%	5%

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class K	2016	2015	2014
Net asset value, beginning of period	$10.67	$10.70	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.19	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.47	(0.01)	0.58	0.26

Total from investment operations	0.65	0.15	0.77	0.28

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.21)	(0.02)
Distributions from net realized gains	— #	(0.02)	(0.08)	—
Return of capital	—	—	—	(0.04)

Total dividends and distributions	(0.17)	(0.18)	(0.29)	(0.06)

Net asset value, end of period	$11.15	$10.67	$10.70	$10.22

Total return (b)	6.20%	1.36%	7.53%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,013	$6,709	$6,744	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.98%	1.00%	1.00%	1.00%
Before waivers and reimbursements (a)(f)	1.53%	1.65%	1.99%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.61%	1.50%	1.76%	1.28	%(l)
Before waivers and reimbursements (a)(f)	1.06%	0.84%	0.76%	0.10	%(l)
Portfolio turnover rate (z)^	27%	28%	27%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.06%	0.03%
S&P 500 Index	11.96	6.66
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	0.64
30% Bloomberg Barclays U.S. Intermediate Government Bond Index/21% MSCI EAFE Index/4% S&P MidCap 400 Index/41% S&P 500 Index/4% Russell 2000® Index	7.17	2.66
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.06% for the year ended December 31, 2016. The Portfolio’s benchmarks: the S&P 500 Index, Bloomberg Barclays U.S. Intermediate Government Bond Index and the 30% Bloomberg Barclays U.S. Intermediate Government Bond Index/21% MSCI EAFE Index/4% S&P MidCap 400 Index/41% S&P 500 Index/4% Russell 2000® Index, returned 11.96%, 1.05% and 7.17%, respectively, over the same period.

Portfolio Highlights

U.S. stocks were among the strongest performers in 2016, with small-caps surging on expectations that they would benefit disproportionately from President Trump’s policy agenda. U.K. stocks also did well during the year, at least in local-currency terms, driven by the weaker pound since the Brexit vote in June. The recovery of emerging-market equities was cut short in the fourth quarter because of concerns about the potential impact of a stronger dollar and U.S. protectionist policies.

Defensive stocks underperformed during the year. Resources stocks were the strongest performers of 2016, driven by a rising oil price. Financials did well after a strong fourth quarter, driven by positive sentiment from the U.S. election result. The shift away from safety unfolded around the world, with stocks that are seen as bond proxies in sectors such as utilities, real estate and consumer staples underperforming the broad market by wide margins in the U.S., Europe and Japan.

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s overweighting in U.S. large-cap and small-cap stocks helped performance during the year, while an overweighting in developed international stocks, as well as currencies, hurt. In 2016, the Portfolio underperformed its all-U.S. stock primary equity benchmark, but outperformed its bond benchmark. The Portfolio underperformed its composite benchmark, after a margin for fees.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year end, the Portfolio was positioned to be slightly overweight to return-seeking assets. The Portfolio was positioned to incorporate a variety of defensive strategies, including slightly extended fixed income duration and currency hedges. Within equities, the Portfolio was overweight Japanese equities based on accommodative fiscal and monetary policies and a weak yen.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	9.8%
Information Technology	9.2
Investment Companies	7.9
Health Care	7.4
Consumer Discretionary	7.2
Industrials	6.7
Consumer Staples	5.8
Mutual Funds	4.4
Energy	4.0
Materials	2.6
Telecommunication Services	1.9
Utilities	1.9
Real Estate	1.8
Repurchase Agreements	0.3
Cash and Other	29.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,039.52	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.23	5.96

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 1.17%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.2%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	1,108	$48,065
BorgWarner, Inc.	1,350	53,244
Bridgestone Corp.	3,500	126,194
Cie Generale des Etablissements Michelin	977	108,706
Continental AG	590	114,089
Delphi Automotive plc	1,850	124,598
Denso Corp.	2,600	112,631
GKN plc	8,613	35,209
Goodyear Tire & Rubber Co. (The)	1,800	55,566
Koito Manufacturing Co. Ltd.	1,478	78,279
NGK Spark Plug Co. Ltd.	736	16,360
NOK Corp.	500	10,122
Nokian Renkaat OYJ	625	23,303
Schaeffler AG (Preference) (q)	1,036	15,328
Stanley Electric Co. Ltd.	796	21,760
Sumitomo Electric Industries Ltd.	4,000	57,720
Sumitomo Rubber Industries Ltd.	900	14,292
Toyoda Gosei Co. Ltd.	400	9,357
Toyota Industries Corp.	900	42,892
Valeo SA	1,285	73,869
Yokohama Rubber Co. Ltd. (The)	468	8,393

		1,149,977

Automobiles (1.0%)
Bayerische Motoren Werke AG	1,776	165,919
Bayerische Motoren Werke AG (Preference) (q)	300	22,958
Daimler AG (Registered)	5,164	384,426
Ferrari NV	716	41,679
Fiat Chrysler Automobiles NV	4,838	44,128
Ford Motor Co.	26,750	324,478
Fuji Heavy Industries Ltd.	3,610	147,396
General Motors Co.	9,700	337,948
Harley-Davidson, Inc.	1,200	70,008
Honda Motor Co. Ltd.	8,800	257,129
Isuzu Motors Ltd.	3,519	44,592
Mazda Motor Corp.	3,417	55,900
Mitsubishi Motors Corp.	3,000	17,095
Nissan Motor Co. Ltd.	12,900	129,745
Peugeot SA*	2,770	45,181
Porsche Automobil Holding SE (Preference) (q)	864	47,057
Renault SA	1,031	91,717
Suzuki Motor Corp.	1,900	66,880
Toyota Motor Corp.	14,326	843,075
Volkswagen AG	173	24,903
Volkswagen AG (Preference) (q)	996	139,809
Yamaha Motor Co. Ltd. (x)	1,500	33,035

		3,335,058

Distributors (0.1%)
Genuine Parts Co.	1,000	95,540
Jardine Cycle & Carriage Ltd.	500	14,235
LKQ Corp.*	2,100	64,365

		174,140

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	400	$11,020
H&R Block, Inc.	1,500	34,485

		45,505

Hotels, Restaurants & Leisure (0.9%)
Accor SA	1,005	37,482
Aristocrat Leisure Ltd.	2,721	30,436
Carnival Corp.	2,950	153,577
Carnival plc	1,064	54,090
Chipotle Mexican Grill, Inc. (x)*	200	75,464
Compass Group plc	8,810	162,969
Crown Resorts Ltd.	1,547	12,928
Darden Restaurants, Inc.	850	61,812
Domino’s Pizza Enterprises Ltd.	353	16,556
Flight Centre Travel Group Ltd.	430	9,713
Galaxy Entertainment Group Ltd.	11,757	51,246
Genting Singapore plc	31,700	19,810
InterContinental Hotels Group plc	1,074	48,152
Marriott International, Inc., Class A	2,170	179,415
McDonald’s Corp.	5,850	712,061
McDonald’s Holdings Co. Japan Ltd.	400	10,473
Melco Crown Entertainment Ltd. (ADR)	1,124	17,872
Merlin Entertainments plc§	3,015	16,669
MGM China Holdings Ltd.	4,736	9,821
Oriental Land Co. Ltd.	1,183	66,865
Paddy Power Betfair plc	449	47,973
Royal Caribbean Cruises Ltd.	1,150	94,346
Sands China Ltd.	12,085	52,520
Shangri-La Asia Ltd.	5,400	5,696
SJM Holdings Ltd.	9,912	7,772
Sodexo SA (x)	519	59,659
Starbucks Corp.	10,050	557,975
Tabcorp Holdings Ltd.	3,533	12,264
Tatts Group Ltd.	7,359	23,792
TUI AG	2,506	35,918
Whitbread plc	1,032	48,025
William Hill plc	3,758	13,440
Wyndham Worldwide Corp.	750	57,278
Wynn Macau Ltd. (x)	7,822	12,447
Wynn Resorts Ltd.	550	47,581
Yum! Brands, Inc.	2,450	155,159

		2,979,256

Household Durables (0.4%)
Barratt Developments plc	5,036	28,698
Berkeley Group Holdings plc	700	24,224
Casio Computer Co. Ltd. (x)	1,200	16,972
D.R. Horton, Inc.	2,300	62,859
Electrolux AB	1,443	35,843
Garmin Ltd.	750	36,368
Harman International Industries, Inc.	450	50,022
Husqvarna AB, Class B	1,769	13,757
Iida Group Holdings Co. Ltd.	878	16,655
Leggett & Platt, Inc.	900	43,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Lennar Corp., Class A	1,250	$53,663
Mohawk Industries, Inc.*	450	89,856
Newell Brands, Inc.	3,300	147,344
Nikon Corp.	1,800	27,984
Panasonic Corp.	11,800	120,095
Persimmon plc	1,787	39,113
PulteGroup, Inc.	2,100	38,598
Rinnai Corp.	254	20,494
SEB SA	121	16,399
Sekisui Chemical Co. Ltd.	2,000	31,897
Sekisui House Ltd.	3,559	59,243
Sharp Corp.*	7,340	16,957
Sony Corp.	6,800	190,544
Taylor Wimpey plc	16,406	31,036
Techtronic Industries Co. Ltd.	7,343	26,325
Whirlpool Corp.	550	99,974

		1,338,912

Internet & Direct Marketing Retail (0.9%)
Amazon.com, Inc.*	2,719	2,038,896
Expedia, Inc.	850	96,288
Netflix, Inc.*	2,950	365,210
Priceline Group, Inc. (The)*	372	545,373
Rakuten, Inc. (x)	4,988	48,888
Start Today Co. Ltd.	1,046	18,070
TripAdvisor, Inc.*	750	34,778
Zalando SE*§	487	18,604

		3,166,107

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,081	29,829
Hasbro, Inc.	750	58,343
Mattel, Inc.	2,300	63,365
Sankyo Co. Ltd.	300	9,690
Sega Sammy Holdings, Inc.	1,000	14,879
Shimano, Inc.	434	68,102
Yamaha Corp.	900	27,491

		271,699

Media (1.4%)
Altice NV, Class A (x)*	2,128	42,180
Altice NV, Class B*	735	14,646
Axel Springer SE	281	13,645
CBS Corp. (Non-Voting), Class B	2,750	174,955
Charter Communications, Inc., Class A*	1,486	427,849
Comcast Corp., Class A	16,450	1,135,873
Dentsu, Inc.	1,189	55,953
Discovery Communications, Inc., Class A*	1,000	27,410
Discovery Communications, Inc., Class C*	1,500	40,170
Eutelsat Communications SA	990	19,170
Hakuhodo DY Holdings, Inc.	1,140	14,046
Interpublic Group of Cos., Inc. (The)	2,700	63,207
ITV plc	18,235	46,384
JCDecaux SA (x)	468	13,759
Lagardere SCA	701	19,477
News Corp., Class A	2,600	29,796
News Corp., Class B	800	9,440
Omnicom Group, Inc.	1,600	$136,176
Pearson plc	4,129	41,650
ProSiebenSat.1 Media SE	1,364	52,565
Publicis Groupe SA	1,027	70,864
REA Group Ltd.	342	13,631
RTL Group SA	225	16,515
Schibsted ASA, Class A	486	11,149
Schibsted ASA, Class B	561	11,889
Scripps Networks Interactive, Inc., Class A	650	46,391
SES SA (FDR)	2,053	45,221
Singapore Press Holdings Ltd.	8,200	19,988
Sky plc	5,183	63,300
TEGNA, Inc.	1,450	31,016
Telenet Group Holding NV*	321	17,814
Time Warner, Inc.	5,350	516,436
Toho Co. Ltd.	600	16,967
Twenty-First Century Fox, Inc., Class A	7,250	203,290
Twenty-First Century Fox, Inc., Class B	3,300	89,925
Viacom, Inc., Class B	2,350	82,485
Walt Disney Co. (The)	10,150	1,057,833
WPP plc	6,924	154,962

		4,848,027

Multiline Retail (0.3%)
Dollar General Corp.	1,750	129,623
Dollar Tree, Inc.*	1,600	123,488
Don Quijote Holdings Co. Ltd.	700	25,904
Harvey Norman Holdings Ltd.	2,361	8,758
Isetan Mitsukoshi Holdings Ltd.	1,800	19,405
J Front Retailing Co. Ltd.	1,000	13,476
Kohl’s Corp.	1,200	59,256
Macy’s, Inc.	2,100	75,201
Marks & Spencer Group plc	8,157	35,184
Marui Group Co. Ltd. (x)	1,100	16,066
Next plc	794	48,760
Nordstrom, Inc. (x)	800	38,344
Ryohin Keikaku Co. Ltd.	128	25,091
Takashimaya Co. Ltd.	1,634	13,477
Target Corp.	3,950	285,308

		917,341

Specialty Retail (1.2%)
ABC-Mart, Inc.	181	10,252
Advance Auto Parts, Inc.	500	84,560
AutoNation, Inc.*	450	21,893
AutoZone, Inc.*	213	168,225
Bed Bath & Beyond, Inc.	1,050	42,672
Best Buy Co., Inc.	1,850	78,940
CarMax, Inc.*	1,300	83,707
Dixons Carphone plc	4,158	18,171
Dufry AG (Registered)*	279	34,796
Fast Retailing Co. Ltd.	325	116,319
Foot Locker, Inc.	900	63,801
Gap, Inc. (The)	1,500	33,660
Hennes & Mauritz AB, Class B	5,092	141,628
Hikari Tsushin, Inc.	200	18,635
Home Depot, Inc. (The)	8,500	1,139,679
Industria de Diseno Textil SA	5,850	199,704
Kingfisher plc	11,421	49,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
L Brands, Inc.	1,650	$108,636
Lowe’s Cos., Inc.	6,000	426,719
Nitori Holdings Co. Ltd.	450	51,440
O’Reilly Automotive, Inc.*	650	180,967
Ross Stores, Inc.	2,700	177,120
Shimamura Co. Ltd.	200	24,967
Signet Jewelers Ltd.	500	47,130
Staples, Inc.	4,450	40,273
Tiffany & Co. (x)	750	58,073
TJX Cos., Inc. (The)	4,500	338,084
Tractor Supply Co.	900	68,229
Ulta Salon Cosmetics & Fragrance, Inc.*	400	101,976
Urban Outfitters, Inc.*	600	17,088
USS Co. Ltd.	1,180	18,799
Yamada Denki Co. Ltd.	3,360	18,112

		3,983,561

Textiles, Apparel & Luxury Goods (0.6%)
adidas AG	1,010	159,636
Asics Corp. (x)	679	13,565
Burberry Group plc	2,517	46,436
Christian Dior SE	300	62,922
Cie Financiere Richemont SA (Registered)	2,800	185,466
Coach, Inc.	1,900	66,538
Hanesbrands, Inc.	2,550	55,004
Hermes International	146	59,938
HUGO BOSS AG	373	22,824
Kering	407	91,384
Li & Fung Ltd.	30,000	13,192
Luxottica Group SpA	952	51,208
LVMH Moet Hennessy Louis Vuitton SE	1,496	285,662
Michael Kors Holdings Ltd.*	1,150	49,427
NIKE, Inc., Class B	9,250	470,179
Pandora A/S	598	78,237
PVH Corp.	550	49,632
Ralph Lauren Corp.	400	36,128
Swatch Group AG (The) (x)	172	53,493
Swatch Group AG (The) (Registered)	300	18,339
Under Armour, Inc., Class A (x)*	1,250	36,312
Under Armour, Inc., Class C*	1,257	31,639
VF Corp.	2,250	120,038
Yue Yuen Industrial Holdings Ltd.	3,500	12,706

		2,069,905

Total Consumer Discretionary		24,279,488

Consumer Staples (5.8%)
Beverages (1.2%)
Anheuser-Busch InBev SA/NV	4,084	432,267
Asahi Group Holdings Ltd.	2,148	67,817
Brown-Forman Corp., Class B	1,250	56,150
Carlsberg A/S, Class B	594	51,263
Coca-Cola Amatil Ltd.	2,433	17,768
Coca-Cola Co. (The)	26,600	1,102,835
Coca-Cola European Partners plc	1,162	36,720
Coca-Cola HBC AG*	991	21,617
Constellation Brands, Inc., Class A	1,250	$191,638
Diageo plc	13,499	351,023
Dr Pepper Snapple Group, Inc.	1,250	113,338
Heineken Holding NV	572	39,824
Heineken NV	1,236	92,715
Kirin Holdings Co. Ltd.	4,489	73,034
Molson Coors Brewing Co., Class B	1,250	121,638
Monster Beverage Corp.*	2,850	126,369
PepsiCo, Inc.	9,850	1,030,605
Pernod Ricard SA	1,139	123,434
Remy Cointreau SA	152	12,963
Suntory Beverage & Food Ltd.	822	34,146
Treasury Wine Estates Ltd. (x)	3,735	28,786

		4,125,950

Food & Staples Retailing (1.1%)
Aeon Co. Ltd.	3,500	49,591
Carrefour SA	3,193	76,936
Casino Guichard Perrachon SA	342	16,413
Colruyt SA	373	18,456
Costco Wholesale Corp.	3,000	480,330
CVS Health Corp.	7,300	576,043
Distribuidora Internacional de Alimentacion SA	2,645	12,989
FamilyMart UNY Holdings Co. Ltd.	450	29,955
ICA Gruppen AB	491	14,977
J Sainsbury plc	8,241	25,319
Jeronimo Martins SGPS SA	1,357	21,055
Koninklijke Ahold Delhaize NV*	6,871	144,872
Kroger Co. (The)	6,500	224,315
Lawson, Inc.	400	28,098
METRO AG (x)	923	30,688
Seven & i Holdings Co. Ltd.	4,100	156,212
Sundrug Co. Ltd.	200	13,844
Sysco Corp.	3,500	193,795
Tesco plc*	41,906	106,828
Tsuruha Holdings, Inc.	255	24,218
Walgreens Boots Alliance, Inc.	5,850	484,146
Wal-Mart Stores, Inc.	10,400	718,849
Wesfarmers Ltd.	6,039	183,648
Whole Foods Market, Inc.	2,150	66,134
Wm Morrison Supermarkets plc	11,148	31,695
Woolworths Ltd.	6,858	119,273

		3,848,679

Food Products (1.2%)
Ajinomoto Co., Inc.	3,352	67,513
Archer-Daniels-Midland Co.	3,950	180,318
Aryzta AG*	483	21,273
Associated British Foods plc	1,956	66,170
Barry Callebaut AG (Registered)*	13	15,907
Calbee, Inc. (x)	475	14,875
Campbell Soup Co.	1,300	78,611
Chocoladefabriken Lindt & Spruengli AG	6	31,081
Chocoladefabriken Lindt & Sprungli AG (Registered)	1	60,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Conagra Brands, Inc.	2,850	$112,718
Danone SA	3,166	200,628
General Mills, Inc.	4,100	253,257
Golden Agri-Resources Ltd.	37,100	11,016
Hershey Co. (The)	950	98,259
Hormel Foods Corp.	1,850	64,399
JM Smucker Co. (The)	800	102,448
Kellogg Co.	1,700	125,307
Kerry Group plc, Class A	865	61,616
Kikkoman Corp.	625	20,000
Kraft Heinz Co. (The)	4,100	358,012
Marine Harvest ASA*	2,201	39,685
McCormick & Co., Inc. (Non-Voting)	800	74,664
Mead Johnson Nutrition Co.	1,250	88,450
MEIJI Holdings Co. Ltd.	700	54,862
Mondelez International, Inc., Class A	10,650	472,115
Nestle SA (Registered)	16,681	1,196,648
NH Foods Ltd. (x)	736	19,868
Nisshin Seifun Group, Inc.	1,000	15,007
Nissin Foods Holdings Co. Ltd.	388	20,383
Orkla ASA	4,096	37,093
Tate & Lyle plc	2,513	21,911
Toyo Suisan Kaisha Ltd.	377	13,661
Tyson Foods, Inc., Class A	2,050	126,444
WH Group Ltd.§	43,095	34,845
Wilmar International Ltd.	10,000	24,790
Yakult Honsha Co. Ltd.	500	23,187
Yamazaki Baking Co. Ltd.	561	10,838

		4,218,647

Household Products (0.9%)
Church & Dwight Co., Inc.	1,750	77,333
Clorox Co. (The)	900	108,018
Colgate-Palmolive Co.	6,100	399,184
Henkel AG & Co. KGaA	569	59,285
Henkel AG & Co. KGaA (Preference) (q)	956	113,967
Kimberly-Clark Corp.	2,450	279,594
Lion Corp.	1,000	16,428
Procter & Gamble Co. (The)	18,300	1,538,664
Reckitt Benckiser Group plc	3,404	288,874
Svenska Cellulosa AB SCA, Class B	3,255	91,927
Unicharm Corp.	2,200	48,141

		3,021,415

Personal Products (0.4%)
Beiersdorf AG	565	47,937
Coty, Inc., Class A	3,201	58,610
Estee Lauder Cos., Inc. (The), Class A	1,500	114,735
Kao Corp.	2,695	127,769
Kose Corp.	254	21,102
L’Oreal SA	1,359	248,058
Pola Orbis Holdings, Inc. (x)	153	12,633
Shiseido Co. Ltd.	2,100	53,158
Unilever NV (CVA)	8,736	359,699
Unilever plc	6,883	279,290

		1,322,991

Tobacco (1.0%)
Altria Group, Inc.	13,400	$906,108
British American Tobacco plc	9,998	569,440
Imperial Brands plc	5,142	224,488
Japan Tobacco, Inc.	5,896	193,918
Philip Morris International, Inc.	10,650	974,369
Reynolds American, Inc.	5,650	316,626
Swedish Match AB	1,117	35,531

		3,220,480

Total Consumer Staples		19,758,162

Energy (4.0%)
Energy Equipment & Services (0.5%)
Baker Hughes, Inc.	2,900	188,413
FMC Technologies, Inc.*	1,500	53,295
Halliburton Co.	5,900	319,131
Helmerich & Payne, Inc.	750	58,050
National Oilwell Varco, Inc.	2,550	95,472
Petrofac Ltd.	1,102	11,802
Saipem SpA*	30,482	17,166
Schlumberger Ltd.	9,550	801,723
Technip SA	626	44,684
Tenaris SA	2,691	48,071
Transocean Ltd.*	2,350	34,639

		1,672,446

Oil, Gas & Consumable Fuels (3.5%)
Anadarko Petroleum Corp.	3,750	261,488
Apache Corp.	2,600	165,022
BP plc	99,994	627,992
Cabot Oil & Gas Corp.	3,150	73,584
Caltex Australia Ltd.	1,341	29,477
Chesapeake Energy Corp. (x)*	5,100	35,802
Chevron Corp.	12,950	1,524,214
Cimarex Energy Co.	650	88,335
Concho Resources, Inc.*	1,000	132,600
ConocoPhillips	8,450	423,683
Devon Energy Corp.	3,550	162,129
Eni SpA	13,642	222,153
EOG Resources, Inc.	3,800	384,180
EQT Corp.	1,150	75,210
Exxon Mobil Corp.	28,450	2,567,896
Galp Energia SGPS SA	2,703	40,375
Hess Corp.	1,800	112,122
Idemitsu Kosan Co. Ltd. (x)	500	13,283
Inpex Corp.	5,094	51,038
JX Holdings, Inc.	11,000	46,560
Kinder Morgan, Inc.	13,150	272,337
Koninklijke Vopak NV	395	18,659
Lundin Petroleum AB*	1,078	23,440
Marathon Oil Corp.	5,800	100,398
Marathon Petroleum Corp.	3,600	181,260
Murphy Oil Corp.	1,100	34,243
Neste OYJ	782	30,046
Newfield Exploration Co.*	1,350	54,675
Noble Energy, Inc.	2,900	110,374
Occidental Petroleum Corp.	5,250	373,958
Oil Search Ltd.	6,886	35,630
OMV AG	803	28,368
ONEOK, Inc.	1,400	80,374
Origin Energy Ltd.	8,810	41,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Phillips 66	3,050	$263,551
Pioneer Natural Resources Co.	1,200	216,084
Range Resources Corp.	1,250	42,950
Repsol SA	5,947	84,011
Royal Dutch Shell plc, Class A	23,186	640,781
Royal Dutch Shell plc, Class B	20,086	582,708
Santos Ltd.	8,563	24,842
Showa Shell Sekiyu KK	1,000	9,301
Snam SpA	12,314	50,735
Southwestern Energy Co.*	3,350	36,247
Spectra Energy Corp.	4,800	197,232
Statoil ASA	5,985	109,784
Tesoro Corp.	800	69,960
TonenGeneral Sekiyu KK	1,526	16,086
TOTAL SA	12,075	619,267
Valero Energy Corp.	3,150	215,208
Williams Cos., Inc. (The)	4,650	144,801
Woodside Petroleum Ltd.	4,066	91,431

		11,837,781

Total Energy		13,510,227

Financials (9.8%)
Banks (5.0%)
ABN AMRO Group NV (CVA)§	1,517	33,614
Aozora Bank Ltd.	6,000	21,202
Australia & New Zealand Banking Group Ltd.	15,646	343,470
Banco Bilbao Vizcaya Argentaria SA	34,475	232,765
Banco de Sabadell SA	26,573	37,007
Banco Popular Espanol SA (x)	16,872	16,304
Banco Santander SA	77,210	403,043
Bank Hapoalim BM	4,871	28,970
Bank Leumi Le-Israel BM*	6,524	26,861
Bank of America Corp.	69,950	1,545,895
Bank of East Asia Ltd. (The)	6,400	24,512
Bank of Ireland*	138,240	34,197
Bank of Kyoto Ltd. (The)	1,000	7,427
Bank of Queensland Ltd. (x)	1,720	14,733
Bankia SA	23,151	23,663
Bankinter SA	3,645	28,240
Barclays plc	88,863	244,711
BB&T Corp.	5,550	260,961
Bendigo & Adelaide Bank Ltd.	2,082	19,096
BNP Paribas SA	5,682	362,159
BOC Hong Kong Holdings Ltd.	19,600	70,140
CaixaBank SA	17,431	57,615
Chiba Bank Ltd. (The)	3,000	18,404
Chugoku Bank Ltd. (The) (x)	1,000	14,357
Citigroup, Inc.	19,900	1,182,657
Citizens Financial Group, Inc.	3,550	126,487
Comerica, Inc.	1,150	78,327
Commerzbank AG	5,349	40,800
Commonwealth Bank of Australia (x)	9,198	547,016
Concordia Financial Group Ltd.	5,223	25,142
Credit Agricole SA	6,100	75,641
Danske Bank A/S	3,693	112,006
DBS Group Holdings Ltd.	9,500	113,752
DNB ASA	5,258	78,182
Erste Group Bank AG*	1,718	50,320
Fifth Third Bancorp	5,250	$141,593
Fukuoka Financial Group, Inc.	3,838	17,043
Hachijuni Bank Ltd. (The)	2,000	11,602
Hang Seng Bank Ltd.	4,100	76,295
Hiroshima Bank Ltd. (The)	2,000	9,343
HSBC Holdings plc	106,246	860,129
Huntington Bancshares, Inc.	7,400	97,828
ING Groep NV	20,792	292,625
Intesa Sanpaolo SpA	4,686	11,020
Intesa Sanpaolo SpA (RNC)	65,836	168,127
Japan Post Bank Co. Ltd.	2,199	26,397
JPMorgan Chase & Co.	24,750	2,135,679
KBC Group NV	1,346	83,354
KeyCorp	7,400	135,198
Kyushu Financial Group, Inc.	1,666	11,304
Lloyds Banking Group plc	337,594	260,073
M&T Bank Corp.	1,100	172,073
Mebuki Financial Group, Inc.	3,676	13,619
Mediobanca SpA	2,533	20,678
Mitsubishi UFJ Financial Group, Inc.	68,300	420,874
Mizrahi Tefahot Bank Ltd.	591	8,645
Mizuho Financial Group, Inc.	129,160	231,853
National Australia Bank Ltd.	14,185	313,957
Natixis SA	4,188	23,630
Nordea Bank AB	16,289	181,116
Oversea-Chinese Banking Corp. Ltd.	16,000	98,553
People’s United Financial, Inc.	2,100	40,656
PNC Financial Services Group, Inc. (The)	3,350	391,816
Raiffeisen Bank International AG*	571	10,446
Regions Financial Corp.	8,600	123,496
Resona Holdings, Inc.	11,800	60,527
Royal Bank of Scotland Group plc*	17,695	48,979
Seven Bank Ltd.	3,193	9,152
Shinsei Bank Ltd.	8,885	14,900
Shizuoka Bank Ltd. (The)	2,616	21,980
Skandinaviska Enskilda Banken AB, Class A	8,146	85,433
Societe Generale SA	4,115	202,483
Standard Chartered plc*	17,601	143,945
Sumitomo Mitsui Financial Group, Inc.	7,200	274,755
Sumitomo Mitsui Trust Holdings, Inc.	2,400	85,897
SunTrust Banks, Inc.	3,400	186,490
Suruga Bank Ltd.	739	16,497
Svenska Handelsbanken AB, Class A	8,124	112,890
Swedbank AB, Class A	4,857	117,445
U.S. Bancorp	11,000	565,070
UniCredit SpA	26,388	75,943
United Overseas Bank Ltd.	6,500	91,565
Wells Fargo & Co.	31,100	1,713,922
Westpac Banking Corp.	17,889	420,853
Yamaguchi Financial Group, Inc.	1,000	10,892
Zions Bancorp	1,400	60,256

		17,008,572

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Capital Markets (1.6%)
3i Group plc	4,888	$42,409
Aberdeen Asset Management plc	4,169	13,220
Affiliated Managers Group, Inc.*	400	58,120
Ameriprise Financial, Inc.	1,100	122,034
ASX Ltd.	1,129	40,525
Bank of New York Mellon Corp. (The)	7,300	345,873
BlackRock, Inc.	850	323,459
Charles Schwab Corp. (The)	8,250	325,628
CME Group, Inc.	2,300	265,305
Credit Suisse Group AG (Registered)*	10,641	152,671
Daiwa Securities Group, Inc.	8,000	49,304
Deutsche Bank AG (Registered)*	7,396	134,298
Deutsche Boerse AG	831	66,849
E*TRADE Financial Corp.*	1,850	64,103
Franklin Resources, Inc.	2,400	94,992
Goldman Sachs Group, Inc. (The)	2,600	622,569
Hargreaves Lansdown plc	1,459	21,811
Hong Kong Exchanges & Clearing Ltd.	6,200	146,475
Intercontinental Exchange, Inc.	4,250	239,785
Invesco Ltd.	2,800	84,952
Investec plc	2,772	18,311
Japan Exchange Group, Inc.	2,957	42,252
Julius Baer Group Ltd.*	1,249	55,477
London Stock Exchange Group plc	1,723	61,877
Macquarie Group Ltd.	1,643	103,296
Moody’s Corp.	1,150	108,411
Morgan Stanley	10,050	424,612
Nasdaq, Inc.	750	50,340
Nomura Holdings, Inc.	19,400	114,383
Northern Trust Corp.	1,450	129,123
Partners Group Holding AG (x)	98	45,930
S&P Global, Inc.	1,800	193,572
SBI Holdings, Inc.	1,143	14,542
Schroders plc	742	27,415
Singapore Exchange Ltd. (x)	4,100	20,271
State Street Corp.	2,500	194,300
T. Rowe Price Group, Inc.	1,700	127,942
UBS Group AG (Registered)	19,614	307,221

		5,253,657

Consumer Finance (0.3%)
Acom Co. Ltd.*	2,130	9,313
AEON Financial Service Co. Ltd.	600	10,663
American Express Co.	5,300	392,623
Capital One Financial Corp.	3,450	300,977
Credit Saison Co. Ltd.	800	14,217
Discover Financial Services	2,750	198,248
Navient Corp.	2,150	35,325
Provident Financial plc	780	27,387
Synchrony Financial	5,400	195,858

		1,184,611

Diversified Financial Services (0.8%)
AMP Ltd.	14,863	54,058
Berkshire Hathaway, Inc., Class B*	13,050	2,126,888
Challenger Ltd.	2,567	20,822
Eurazeo SA	273	$15,972
EXOR NV	618	26,659
First Pacific Co. Ltd.	11,422	7,983
Groupe Bruxelles Lambert SA	470	39,441
Industrivarden AB, Class C	1,037	19,327
Investor AB, Class B	2,443	91,305
Kinnevik AB, Class B*	1,236	29,616
L E Lundbergforetagen AB, Class B	204	12,506
Leucadia National Corp.	2,200	51,150
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,400	12,403
ORIX Corp.	7,100	110,806
Pargesa Holding SA	235	15,301
Wendel SA	174	20,954

		2,655,191

Insurance (2.1%)
Admiral Group plc	1,116	25,128
Aegon NV	9,786	53,855
Aflac, Inc.	2,800	194,880
Ageas	1,152	45,608
AIA Group Ltd.	64,554	364,206
Allianz SE (Registered)	2,451	405,066
Allstate Corp. (The)	2,550	189,006
American International Group, Inc.	6,957	454,361
Aon plc	1,800	200,754
Arthur J. Gallagher & Co.	1,200	62,352
Assicurazioni Generali SpA	6,274	93,253
Assurant, Inc.	400	37,144
Aviva plc	20,872	125,115
Baloise Holding AG (Registered)	302	38,050
Chubb Ltd.	3,200	422,783
Cincinnati Financial Corp.	1,000	75,750
CNP Assurances	1,080	20,009
Dai-ichi Life Holdings, Inc.	5,782	96,272
Direct Line Insurance Group plc	6,220	28,316
Gjensidige Forsikring ASA	1,219	19,339
Hannover Rueck SE	357	38,632
Hartford Financial Services Group, Inc. (The)	2,600	123,890
Insurance Australia Group Ltd.	12,218	52,815
Japan Post Holdings Co. Ltd.	2,358	29,436
Legal & General Group plc	31,902	97,346
Lincoln National Corp.	1,550	102,719
Loews Corp.	1,850	86,636
Mapfre SA	5,416	16,533
Marsh & McLennan Cos., Inc.	3,550	239,945
Medibank Pvt Ltd.	13,839	28,163
MetLife, Inc.	7,500	404,174
MS&AD Insurance Group Holdings, Inc.	2,700	83,720
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	864	163,390
NN Group NV	1,759	59,613
Old Mutual plc	24,768	63,276
Poste Italiane SpA§	2,345	15,564
Principal Financial Group, Inc.	1,800	104,148
Progressive Corp. (The)	3,950	140,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Prudential Financial, Inc.	3,000	$312,180
Prudential plc	13,797	276,731
QBE Insurance Group Ltd.	7,472	66,971
RSA Insurance Group plc	5,463	39,453
Sampo OYJ, Class A	2,398	107,508
SCOR SE	879	30,377
Sompo Holdings, Inc.	2,498	84,638
Sony Financial Holdings, Inc.	933	14,561
St. James’s Place plc	2,700	33,741
Standard Life plc	9,926	45,506
Suncorp Group Ltd.	6,997	68,268
Swiss Life Holding AG (Registered)*	182	51,510
Swiss Re AG	1,735	164,419
T&D Holdings, Inc.	3,100	40,993
Tokio Marine Holdings, Inc.	3,700	151,831
Torchmark Corp.	750	55,320
Travelers Cos., Inc. (The)	2,000	244,840
Tryg A/S	542	9,800
UnipolSai SpA	5,688	12,155
Unum Group	1,600	70,288
Willis Towers Watson plc	900	110,052
XL Group Ltd.	1,850	68,931
Zurich Insurance Group AG*	807	222,216

		7,083,761

Total Financials		33,185,792

Health Care (7.4%)
Biotechnology (1.3%)
AbbVie, Inc.	11,150	698,213
Actelion Ltd. (Registered)*	520	112,599
Alexion Pharmaceuticals, Inc.*	1,550	189,643
Amgen, Inc.	5,150	752,981
Biogen, Inc.*	1,500	425,370
Celgene Corp.*	5,300	613,475
CSL Ltd.	2,454	177,819
Genmab A/S*	317	52,650
Gilead Sciences, Inc.	9,050	648,071
Grifols SA	1,752	34,819
Regeneron Pharmaceuticals, Inc.*	550	201,900
Shire plc	4,819	278,180
Vertex Pharmaceuticals, Inc.*	1,700	125,239

		4,310,959

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	10,050	386,020
Baxter International, Inc.	3,350	148,539
Becton Dickinson and Co.	1,450	240,048
Boston Scientific Corp.*	9,300	201,159
C.R. Bard, Inc.	500	112,330
Cochlear Ltd.	343	30,334
Coloplast A/S, Class B	669	45,118
Cooper Cos., Inc. (The)	369	64,549
Cyberdyne, Inc.*	427	6,036
Danaher Corp.	4,150	323,035
DENTSPLY SIRONA, Inc.	1,600	92,368
Edwards Lifesciences Corp.*	1,450	135,865
Essilor International SA	1,151	130,065
Getinge AB, Class B	1,105	17,720
Hologic, Inc.*	1,900	76,228
Hoya Corp.	2,133	89,627
Intuitive Surgical, Inc.*	300	$190,251
Medtronic plc	9,450	673,123
Olympus Corp.	1,554	53,717
Smith & Nephew plc	4,838	72,800
Sonova Holding AG (Registered)	306	37,082
St. Jude Medical, Inc.	1,950	156,371
Stryker Corp.	2,150	257,592
Sysmex Corp.	900	52,133
Terumo Corp.	1,831	67,600
Varian Medical Systems, Inc.*	650	58,357
William Demant Holding A/S*	789	13,719
Zimmer Biomet Holdings, Inc.	1,400	144,480

		3,876,266

Health Care Providers & Services (1.2%)
Aetna, Inc.	2,400	297,623
Alfresa Holdings Corp.	1,000	16,548
AmerisourceBergen Corp.	1,250	97,738
Anthem, Inc.	1,800	258,785
Cardinal Health, Inc.	2,150	154,736
Centene Corp.*	1,150	64,987
Cigna Corp.	1,750	233,432
DaVita, Inc.*	1,100	70,620
Envision Healthcare Corp.*	808	51,138
Express Scripts Holding Co.*	4,300	295,796
Fresenius Medical Care AG & Co. KGaA	1,175	99,506
Fresenius SE & Co. KGaA	2,196	171,661
HCA Holdings, Inc.*	2,000	148,040
Healthscope Ltd.	8,719	14,409
Henry Schein, Inc.*	550	83,441
Humana, Inc.	1,050	214,232
Laboratory Corp. of America Holdings*	700	89,866
McKesson Corp.	1,550	217,698
Mediclinic International plc	1,973	18,747
Medipal Holdings Corp.	900	14,192
Miraca Holdings, Inc.	305	13,701
Patterson Cos., Inc.	550	22,567
Quest Diagnostics, Inc.	950	87,305
Ramsay Health Care Ltd.	803	39,579
Ryman Healthcare Ltd.	1,593	8,975
Sonic Healthcare Ltd.	2,290	35,365
Suzuken Co. Ltd.	468	15,296
UnitedHealth Group, Inc.	6,550	1,048,261
Universal Health Services, Inc., Class B	600	63,828

		3,948,072

Health Care Technology (0.0%)
Cerner Corp.*	2,050	97,108
M3, Inc.	1,041	26,231

		123,339

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	2,200	100,232
Eurofins Scientific SE	59	25,153
Illumina, Inc.*	1,000	128,040
Lonza Group AG (Registered)*	293	50,728
Mettler-Toledo International, Inc.*	197	82,456
PerkinElmer, Inc.	750	39,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
QIAGEN NV*	1,330	$37,353
Thermo Fisher Scientific, Inc.	2,700	380,969
Waters Corp.*	550	73,915

		917,959

Pharmaceuticals (3.5%)
Allergan plc*	2,750	577,528
Astellas Pharma, Inc.	11,500	159,745
AstraZeneca plc	6,782	370,892
Bayer AG (Registered)	4,435	462,789
Bristol-Myers Squibb Co.	11,450	669,138
Chugai Pharmaceutical Co. Ltd.	1,250	35,882
Daiichi Sankyo Co. Ltd.	3,200	65,479
Eisai Co. Ltd. (x)	1,400	80,353
Eli Lilly & Co.	6,650	489,108
Endo International plc*	1,350	22,235
Galenica AG (Registered)	22	24,824
GlaxoSmithKline plc	26,124	502,889
Hikma Pharmaceuticals plc	795	18,547
Hisamitsu Pharmaceutical Co., Inc.	400	20,021
Johnson & Johnson	18,750	2,160,187
Kyowa Hakko Kirin Co. Ltd.	1,343	18,569
Mallinckrodt plc*	700	34,874
Merck & Co., Inc.	18,950	1,115,587
Merck KGaA	699	72,955
Mitsubishi Tanabe Pharma Corp.	1,000	19,619
Mylan NV*	3,000	114,450
Novartis AG (Registered)	11,975	871,401
Novo Nordisk A/S, Class B	10,253	369,761
Ono Pharmaceutical Co. Ltd.	2,195	47,994
Orion OYJ, Class B	562	25,018
Otsuka Holdings Co. Ltd.	2,094	91,249
Perrigo Co. plc	1,000	83,230
Pfizer, Inc.	41,600	1,351,168
Roche Holding AG	3,768	860,686
Sanofi	6,274	507,873
Santen Pharmaceutical Co. Ltd.	2,000	24,471
Shionogi & Co. Ltd.	1,600	76,649
Sumitomo Dainippon Pharma Co. Ltd.	900	15,478
Taisho Pharmaceutical Holdings Co. Ltd.	203	16,848
Takeda Pharmaceutical Co. Ltd.	3,809	157,574
Taro Pharmaceutical Industries Ltd. (x)*	107	11,264
Teva Pharmaceutical Industries Ltd. (ADR)	305	11,056
Teva Pharmaceutical Industries Ltd. (ADR)	4,588	166,315
UCB SA	710	45,523
Zoetis, Inc.	3,350	179,326

		11,948,555

Total Health Care		25,125,150

Industrials (6.7%)
Aerospace & Defense (1.1%)
Airbus Group SE	3,136	207,442
Arconic, Inc.	2,866	53,136
BAE Systems plc	17,015	124,033
Boeing Co. (The)	4,000	622,721
Cobham plc	8,582	$17,314
Dassault Aviation SA	13	14,527
Elbit Systems Ltd.	126	12,757
General Dynamics Corp.	2,000	345,320
L-3 Communications Holdings, Inc.	550	83,661
Leonardo-Finmeccanica SpA*	2,156	30,275
Lockheed Martin Corp.	1,750	437,395
Meggitt plc	4,155	23,483
Northrop Grumman Corp.	1,250	290,725
Raytheon Co.	2,050	291,100
Rockwell Collins, Inc.	900	83,484
Rolls-Royce Holdings plc*	9,855	81,131
Rolls-Royce Holdings plc, Class C*†	425,040	524
Safran SA	1,678	120,853
Singapore Technologies Engineering Ltd.	7,900	17,620
Textron, Inc.	1,800	87,408
Thales SA	585	56,734
TransDigm Group, Inc.	350	87,136
United Technologies Corp.	5,350	586,467
Zodiac Aerospace (x)	1,066	24,479

		3,699,725

Air Freight & Logistics (0.4%)
Bollore SA	3,687	13,002
C.H. Robinson Worldwide, Inc.	950	69,597
Deutsche Post AG (Registered)	5,203	171,072
Expeditors International of Washington, Inc.	1,200	63,552
FedEx Corp.	1,700	316,540
Royal Mail plc	3,955	22,523
United Parcel Service, Inc., Class B	4,750	544,540
Yamato Holdings Co. Ltd.	1,900	38,634

		1,239,460

Airlines (0.3%)
Alaska Air Group, Inc.	850	75,421
American Airlines Group, Inc.	3,600	168,084
ANA Holdings, Inc.	6,187	16,665
Cathay Pacific Airways Ltd.	6,000	7,892
Delta Air Lines, Inc.	5,100	250,869
Deutsche Lufthansa AG (Registered)	1,378	17,798
easyJet plc	675	8,360
International Consolidated Airlines Group SA	4,546	24,544
Japan Airlines Co. Ltd.	672	19,635
Qantas Airways Ltd.	493	1,185
Ryanair Holdings plc (ADR)*	100	8,326
Singapore Airlines Ltd. (x)	2,700	18,029
Southwest Airlines Co.	4,250	211,820
United Continental Holdings, Inc.*	2,000	145,760

		974,388

Building Products (0.3%)
Allegion plc	650	41,600
Asahi Glass Co. Ltd.	5,000	34,053
Assa Abloy AB, Class B	5,375	99,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Cie de Saint-Gobain	2,771	$129,088
Daikin Industries Ltd.	1,300	119,405
Fortune Brands Home & Security, Inc.	1,039	55,545
Geberit AG (Registered)	203	81,375
Johnson Controls International plc	6,170	254,143
LIXIL Group Corp.	1,400	31,791
Masco Corp.	2,250	71,145
TOTO Ltd.	601	23,783

		941,692

Commercial Services & Supplies (0.2%)
Babcock International Group plc	1,424	16,725
Brambles Ltd.	8,548	76,491
Cintas Corp.	600	69,336
Dai Nippon Printing Co. Ltd.	2,493	24,637
Edenred	1,094	21,690
G4S plc	7,797	22,581
ISS A/S	970	32,743
Park24 Co. Ltd.	574	15,569
Pitney Bowes, Inc.	1,250	18,988
Republic Services, Inc.	1,600	91,280
Secom Co. Ltd.	1,200	87,766
Securitas AB, Class B	1,621	25,514
Societe BIC SA	156	21,208
Sohgo Security Services Co. Ltd.	400	15,384
Stericycle, Inc.*	600	46,224
Toppan Printing Co. Ltd.	2,551	24,359
Waste Management, Inc.	2,800	198,547

		809,042

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	976	30,842
Boskalis Westminster	517	17,954
Bouygues SA	1,196	42,862
CIMIC Group Ltd.	654	16,490
Eiffage SA	376	26,222
Ferrovial SA	2,717	48,607
Fluor Corp.	950	49,894
HOCHTIEF AG	124	17,367
Jacobs Engineering Group, Inc.*	800	45,600
JGC Corp.	1,000	18,173
Kajima Corp. (x)	4,000	27,688
Obayashi Corp.	3,000	28,672
Quanta Services, Inc.*	1,000	34,850
Shimizu Corp.	2,557	23,388
Skanska AB, Class B	1,942	45,850
Taisei Corp.	5,664	39,642
Vinci SA	2,709	184,499

		698,600

Electrical Equipment (0.5%)
ABB Ltd. (Registered)*	10,090	212,838
Acuity Brands, Inc.	300	69,258
AMETEK, Inc.	1,550	75,330
Eaton Corp. plc	3,100	207,979
Emerson Electric Co.	4,400	245,301
Fuji Electric Co. Ltd.	3,000	15,555
Legrand SA	1,432	81,324
Mabuchi Motor Co. Ltd.	296	15,449
Mitsubishi Electric Corp.	10,387	$144,818
Nidec Corp.	1,357	117,094
OSRAM Licht AG	467	24,493
Prysmian SpA	1,020	26,198
Rockwell Automation, Inc.	900	120,960
Schneider Electric SE	3,076	214,061
Vestas Wind Systems A/S	1,188	77,209

		1,647,867

Industrial Conglomerates (1.2%)
3M Co.	4,150	741,066
CK Hutchison Holdings Ltd.	14,500	164,363
DCC plc	509	37,888
General Electric Co.	61,453	1,941,915
Honeywell International, Inc.	5,200	602,420
Jardine Matheson Holdings Ltd.	1,500	81,135
Keihan Holdings Co. Ltd.	2,000	13,142
Keppel Corp. Ltd.	7,000	27,987
Koninklijke Philips NV	5,168	157,763
NWS Holdings Ltd.	8,000	13,040
Roper Technologies, Inc.	700	128,156
Seibu Holdings, Inc.	1,013	18,167
Sembcorp Industries Ltd.	5,000	9,840
Siemens AG (Registered)	4,103	504,462
Smiths Group plc	2,275	39,701
Toshiba Corp.*	21,000	50,867

		4,531,912

Machinery (1.1%)
Alfa Laval AB	1,561	25,838
Alstom SA*	838	23,090
Amada Holdings Co. Ltd.	1,474	16,458
ANDRITZ AG	402	20,183
Atlas Copco AB, Class A	3,601	109,682
Atlas Copco AB, Class B	2,149	58,640
Caterpillar, Inc.	4,000	370,959
CNH Industrial NV	5,136	44,684
Cummins, Inc.	1,050	143,504
Deere & Co.	2,000	206,080
Dover Corp.	1,050	78,677
FANUC Corp.	1,130	191,580
Flowserve Corp.	850	40,843
Fortive Corp.	2,050	109,942
GEA Group AG	1,047	42,134
Hino Motors Ltd.	1,000	10,182
Hitachi Construction Machinery Co. Ltd.	600	12,993
Hoshizaki Corp.	264	20,894
IHI Corp.*	7,000	18,207
Illinois Tool Works, Inc.	2,200	269,412
IMI plc	1,515	19,418
Ingersoll-Rand plc	1,750	131,320
JTEKT Corp.	1,200	19,200
Kawasaki Heavy Industries Ltd.	7,000	21,981
Komatsu Ltd.	5,000	113,262
Kone OYJ, Class B	1,808	81,019
Kubota Corp.	5,488	78,346
Kurita Water Industries Ltd.	600	13,214
Makita Corp.	600	40,197
MAN SE	198	19,661
Metso OYJ	655	18,685
Minebea Co. Ltd.	1,507	14,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Mitsubishi Heavy Industries Ltd.	16,851	$76,790
Nabtesco Corp.	478	11,120
NGK Insulators Ltd.	1,230	23,858
NSK Ltd.	2,000	23,170
PACCAR, Inc.	2,400	153,360
Parker-Hannifin Corp.	900	126,000
Pentair plc	1,100	61,677
Sandvik AB	5,795	71,685
Schindler Holding AG	219	38,626
Schindler Holding AG (Registered)	114	19,916
SKF AB, Class B	2,297	42,256
SMC Corp.	343	81,894
Snap-on, Inc.	400	68,508
Stanley Black & Decker, Inc.	1,050	120,425
Sumitomo Heavy Industries Ltd.	2,000	12,886
THK Co. Ltd.	700	15,488
Volvo AB, Class B	8,268	96,560
Wartsila OYJ Abp	861	38,682
Weir Group plc (The)	1,152	26,833
Xylem, Inc.	1,200	59,424
Yangzijiang Shipbuilding Holdings Ltd.	8,151	4,587
Zardoya Otis SA	769	6,500

		3,564,662

Marine (0.1%)
AP Moller – Maersk A/S, Class A	24	36,259
AP Moller – Maersk A/S, Class B	39	62,235
Kuehne + Nagel International AG (Registered)	310	40,976
Mitsui OSK Lines Ltd.	6,003	16,641
Nippon Yusen KK	8,478	15,741

		171,852

Professional Services (0.3%)
Adecco Group AG (Registered)	917	60,020
Bureau Veritas SA	1,355	26,259
Capita plc	3,349	21,916
Dun & Bradstreet Corp. (The)	250	30,330
Equifax, Inc.	800	94,584
Experian plc	5,147	99,841
Intertek Group plc	931	39,940
Nielsen Holdings plc	2,300	96,485
Randstad Holding NV	711	38,567
Recruit Holdings Co. Ltd.	1,972	79,133
RELX NV	5,335	89,798
RELX plc	5,869	104,805
Robert Half International, Inc.	850	41,463
SEEK Ltd.	1,808	19,415
SGS SA (Registered)	32	65,112
Verisk Analytics, Inc.*	1,050	85,229
Wolters Kluwer NV	1,647	59,674

		1,052,571

Road & Rail (0.6%)
Aurizon Holdings Ltd.	10,311	37,577
Central Japan Railway Co.	773	127,185
ComfortDelGro Corp. Ltd.	11,000	18,762
CSX Corp.	6,450	231,748
DSV A/S	1,060	47,158
East Japan Railway Co.	1,857	160,477
Hankyu Hanshin Holdings, Inc.	1,153	$36,995
JB Hunt Transport Services, Inc.	600	58,242
Kansas City Southern	750	63,638
Keikyu Corp.	2,000	23,187
Keio Corp.	2,585	21,255
Keisei Electric Railway Co. Ltd.	704	17,089
Kintetsu Group Holdings Co. Ltd.	8,726	33,299
MTR Corp. Ltd. (x)	7,500	36,463
Nagoya Railroad Co. Ltd.	4,000	19,337
Nippon Express Co. Ltd.	4,000	21,527
Norfolk Southern Corp.	2,000	216,139
Odakyu Electric Railway Co. Ltd.	1,250	24,738
Ryder System, Inc.	350	26,054
Tobu Railway Co. Ltd.	5,000	24,813
Tokyu Corp.	5,658	41,585
Union Pacific Corp.	5,700	590,975
West Japan Railway Co.	883	54,193

		1,932,436

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	856	35,618
Ashtead Group plc	2,718	52,925
Brenntag AG	871	48,410
Bunzl plc	1,875	48,734
Fastenal Co.	1,950	91,611
ITOCHU Corp.	8,410	111,678
Marubeni Corp.	8,000	45,368
MISUMI Group, Inc.	1,500	24,693
Mitsubishi Corp.	8,100	172,568
Mitsui & Co. Ltd.	9,100	125,122
Rexel SA	1,613	26,547
Sumitomo Corp.	6,400	75,322
Toyota Tsusho Corp.	1,200	31,264
Travis Perkins plc	1,312	23,478
United Rentals, Inc.*	600	63,348
Wolseley plc	1,366	83,533
WW Grainger, Inc.	400	92,900

		1,153,119

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	3,567	49,920
Aena SA§	374	51,042
Aeroports de Paris (x)	176	18,860
Atlantia SpA	2,281	53,448
Auckland International Airport Ltd.	4,047	17,572
Fraport AG Frankfurt Airport Services Worldwide	268	15,846
Groupe Eurotunnel SE (Registered)	2,445	23,251
Hutchison Port Holdings Trust	26,207	11,793
Japan Airport Terminal Co. Ltd. (x)	300	10,845
Kamigumi Co. Ltd.	1,000	9,532
Mitsubishi Logistics Corp.	485	6,860
SATS Ltd.	3,600	12,057
Sydney Airport	5,858	25,322
Transurban Group	10,915	81,288

		387,636

Total Industrials		22,804,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Information Technology (9.2%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	34,450	$1,041,079
F5 Networks, Inc.*	450	65,124
Harris Corp.	850	87,100
Juniper Networks, Inc.	2,600	73,476
Motorola Solutions, Inc.	1,150	95,324
Nokia OYJ	30,113	145,432
Telefonaktiebolaget LM Ericsson, Class B	15,486	90,938

		1,598,473

Electronic Equipment, Instruments & Components (0.4%)
Alps Electric Co. Ltd.	1,000	24,180
Amphenol Corp., Class A	2,100	141,120
Corning, Inc.	7,100	172,317
FLIR Systems, Inc.	900	32,571
Hamamatsu Photonics KK	800	21,048
Hexagon AB, Class B	1,428	51,019
Hirose Electric Co. Ltd.	240	29,755
Hitachi High-Technologies Corp.	400	16,137
Hitachi Ltd.	25,000	135,187
Ingenico Group SA	357	28,512
Keyence Corp.	300	205,860
Kyocera Corp.	1,800	89,511
Murata Manufacturing Co. Ltd.	1,039	139,126
Nippon Electric Glass Co. Ltd.	2,000	10,815
Omron Corp.	1,050	40,293
Shimadzu Corp.	1,000	15,932
TDK Corp.	670	46,090
TE Connectivity Ltd.	2,400	166,272
Yaskawa Electric Corp.	1,000	15,555
Yokogawa Electric Corp.	1,200	17,383

		1,398,683

Internet Software & Services (1.7%)
Akamai Technologies, Inc.*	1,200	80,016
Alphabet, Inc., Class A*	2,050	1,624,522
Alphabet, Inc., Class C*	2,050	1,582,231
Auto Trader Group plc§	4,389	22,123
DeNA Co. Ltd.	566	12,368
eBay, Inc.*	7,200	213,768
Facebook, Inc., Class A*	15,950	1,835,048
Kakaku.com, Inc.	760	12,576
Mixi, Inc.	334	12,203
United Internet AG (Registered)	758	29,598
VeriSign, Inc. (x)*	650	49,446
Yahoo Japan Corp.	7,631	29,316
Yahoo!, Inc.*	6,000	232,020

		5,735,235

IT Services (1.6%)
Accenture plc, Class A	4,250	497,802
Alliance Data Systems Corp.	400	91,400
Amadeus IT Group SA	2,354	106,973
Atos SE	492	51,920
Automatic Data Processing, Inc.	3,150	323,757
Capgemini SA	883	74,499
Cognizant Technology Solutions Corp., Class A*	4,150	232,525
Computershare Ltd.	2,551	22,938
CSRA, Inc.	950	30,248
Fidelity National Information Services, Inc.	2,250	$170,190
Fiserv, Inc.*	1,500	159,420
Fujitsu Ltd.	9,000	50,015
Global Payments, Inc.	1,050	72,881
International Business Machines Corp.	5,950	987,640
Mastercard, Inc., Class A	6,600	681,449
Nomura Research Institute Ltd.	712	21,687
NTT Data Corp.	677	32,728
Obic Co. Ltd.	350	15,303
Otsuka Corp.	316	14,762
Paychex, Inc.	2,200	133,936
PayPal Holdings, Inc.*	7,650	301,946
Teradata Corp.*	850	23,095
Total System Services, Inc.	1,100	53,933
Visa, Inc., Class A	12,950	1,010,358
Western Union Co. (The)	3,300	71,676
Worldpay Group plc§	9,045	30,086
Xerox Corp.	5,800	50,634

		5,313,801

Semiconductors & Semiconductor Equipment (1.5%)
Analog Devices, Inc.	2,100	152,502
Applied Materials, Inc.	7,400	238,798
ASM Pacific Technology Ltd. (x)	1,300	13,772
ASML Holding NV	1,976	221,836
Broadcom Ltd.	2,700	477,279
First Solar, Inc. (x)*	500	16,045
Infineon Technologies AG	6,068	105,457
Intel Corp.	32,400	1,175,147
KLA-Tencor Corp.	1,050	82,614
Lam Research Corp.	1,100	116,303
Linear Technology Corp.	1,650	102,878
Microchip Technology, Inc.	1,450	93,018
Micron Technology, Inc.*	7,100	155,632
NVIDIA Corp.	3,650	389,601
NXP Semiconductors NV*	1,578	154,660
Qorvo, Inc.*	850	44,821
QUALCOMM, Inc.	10,100	658,520
Rohm Co. Ltd. (x)	500	28,791
Skyworks Solutions, Inc.	1,300	97,058
STMicroelectronics NV	3,418	38,768
Texas Instruments, Inc.	6,850	499,845
Tokyo Electron Ltd.	900	85,052
Xilinx, Inc.	1,700	102,629

		5,051,026

Software (1.9%)
Activision Blizzard, Inc.	4,661	168,309
Adobe Systems, Inc.*	3,400	350,030
Autodesk, Inc.*	1,350	99,914
CA, Inc.	2,150	68,306
Check Point Software Technologies Ltd.*	711	60,051
Citrix Systems, Inc.*	1,050	93,776
Dassault Systemes SE	709	54,027
Electronic Arts, Inc.*	2,050	161,458
Gemalto NV	500	28,906
Intuit, Inc.	1,700	194,837
Konami Holdings Corp. (x)	500	20,193
LINE Corp.*	233	7,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Microsoft Corp.	53,450	$3,321,382
Mobileye NV*	1,017	38,768
Nexon Co. Ltd.	1,033	14,972
Nice Ltd.	331	22,565
Nintendo Co. Ltd.	700	146,978
Oracle Corp.	20,600	792,069
Oracle Corp. Japan	200	10,079
Red Hat, Inc.*	1,250	87,125
Sage Group plc (The)	5,424	43,784
salesforce.com, Inc.*	4,400	301,224
SAP SE	5,271	459,472
Symantec Corp.	4,200	100,338
Trend Micro, Inc.	600	21,330

		6,667,887

Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	36,956	4,280,244
Brother Industries Ltd.	1,300	23,458
Canon, Inc.	5,771	162,699
FUJIFILM Holdings Corp.	2,400	91,072
Hewlett Packard Enterprise Co.	11,350	262,639
HP, Inc.	11,700	173,628
Konica Minolta, Inc.	2,500	24,834
NEC Corp.	13,000	34,481
NetApp, Inc.	1,900	67,013
Ricoh Co. Ltd.	3,000	25,360
Seagate Technology plc	2,000	76,340
Seiko Epson Corp.	1,500	31,765
Western Digital Corp.	1,950	132,503

		5,386,036

Total Information Technology		31,151,141

Materials (2.6%)
Chemicals (1.5%)
Air Liquide SA	2,129	236,771
Air Products & Chemicals, Inc.	1,500	215,730
Air Water, Inc.	632	11,410
Akzo Nobel NV	1,328	83,022
Albemarle Corp.	764	65,765
Arkema SA	394	38,546
Asahi Kasei Corp.	6,594	57,519
BASF SE	4,926	457,920
CF Industries Holdings, Inc.	1,550	48,794
Chr Hansen Holding A/S	588	32,562
Covestro AG§	394	27,033
Croda International plc	789	31,077
Daicel Corp.	1,410	15,563
Dow Chemical Co. (The)	7,700	440,594
Eastman Chemical Co.	1,000	75,210
Ecolab, Inc.	1,800	210,996
EI du Pont de Nemours & Co.	6,000	440,400
EMS-Chemie Holding AG (Registered)	45	22,869
Evonik Industries AG	889	26,558
FMC Corp.	900	50,904
Frutarom Industries Ltd.	206	10,541
Fuchs Petrolub SE (Preference) (q)	406	17,044
Givaudan SA (Registered)	50	91,623
Hitachi Chemical Co. Ltd.	628	15,706
Incitec Pivot Ltd.	8,478	22,025
International Flavors & Fragrances, Inc.	550	$64,807
Israel Chemicals Ltd.	2,163	8,872
Johnson Matthey plc	1,095	42,940
JSR Corp.	1,000	15,769
K+S AG (Registered) (x)	1,062	25,365
Kaneka Corp.	1,000	8,145
Kansai Paint Co. Ltd.	1,000	18,421
Koninklijke DSM NV	991	59,419
Kuraray Co. Ltd.	2,000	30,049
LANXESS AG	561	36,820
Linde AG	996	163,661
LyondellBasell Industries NV, Class A	2,350	201,583
Mitsubishi Chemical Holdings Corp.	7,000	45,399
Mitsubishi Gas Chemical Co., Inc.	874	14,919
Mitsui Chemicals, Inc.	4,000	17,968
Monsanto Co.	3,000	315,630
Mosaic Co. (The)	2,400	70,392
Nippon Paint Holdings Co. Ltd.	690	18,803
Nissan Chemical Industries Ltd.	1,000	33,412
Nitto Denko Corp.	900	69,066
Novozymes A/S, Class B	1,293	44,580
Orica Ltd.	2,022	25,798
PPG Industries, Inc.	1,850	175,306
Praxair, Inc.	1,950	228,521
Sherwin-Williams Co. (The)	550	147,807
Shin-Etsu Chemical Co. Ltd.	2,171	168,423
Sika AG	13	62,453
Solvay SA	418	48,995
Sumitomo Chemical Co. Ltd.	7,899	37,577
Symrise AG	694	42,247
Syngenta AG (Registered)	499	197,238
Taiyo Nippon Sanso Corp.	500	5,793
Teijin Ltd.	800	16,216
Toray Industries, Inc.	7,531	60,970
Umicore SA	567	32,320
Yara International ASA	1,049	41,302

		5,343,168

Construction Materials (0.2%)
Boral Ltd.	4,582	17,889
CRH plc	4,449	154,335
Fletcher Building Ltd.	3,713	27,342
HeidelbergCement AG	820	76,503
Imerys SA	222	16,842
James Hardie Industries plc (CDI) (x)	2,560	40,588
LafargeHolcim Ltd. (Registered)*	2,441	128,606
Martin Marietta Materials, Inc.	450	99,689
Taiheiyo Cement Corp.	6,000	18,995
Vulcan Materials Co.	900	112,635

		693,424

Containers & Packaging (0.2%)
Amcor Ltd.	6,271	67,656
Avery Dennison Corp.	600	42,132
Ball Corp.	1,200	90,084
International Paper Co.	2,800	148,567
Sealed Air Corp.	1,300	58,942
Toyo Seikan Group Holdings Ltd.	900	16,803

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
WestRock Co.	1,700	$86,309

		510,493

Metals & Mining (0.7%)
Alumina Ltd. (x)	12,301	16,245
Anglo American plc*	7,520	107,505
Antofagasta plc	2,237	18,609
ArcelorMittal*	9,892	73,056
BHP Billiton Ltd.	17,223	311,469
BHP Billiton plc	11,326	182,363
Boliden AB	1,597	41,702
Fortescue Metals Group Ltd.	7,285	30,965
Freeport-McMoRan, Inc.*	8,350	110,137
Fresnillo plc	1,156	17,395
Glencore plc*	64,216	219,494
Hitachi Metals Ltd.	1,000	13,553
JFE Holdings, Inc.	2,800	42,644
Kobe Steel Ltd.*	1,300	12,424
Maruichi Steel Tube Ltd.	348	11,330
Mitsubishi Materials Corp.	1,327	40,761
Newcrest Mining Ltd.	4,160	60,792
Newmont Mining Corp.	3,600	122,652
Nippon Steel & Sumitomo Metal Corp.	4,426	98,726
Norsk Hydro ASA	6,148	29,404
Nucor Corp.	2,150	127,968
Randgold Resources Ltd.	530	41,901
Rio Tinto Ltd.	2,275	98,341
Rio Tinto plc	6,634	258,231
South32 Ltd.	26,753	53,092
Sumitomo Metal Mining Co. Ltd.	3,000	38,682
thyssenkrupp AG	2,067	49,261
voestalpine AG	626	24,573

		2,253,275

Paper & Forest Products (0.0%)
Mondi plc	2,103	43,178
Oji Holdings Corp.	3,789	15,432
Stora Enso OYJ, Class R	2,954	31,748
UPM-Kymmene OYJ	2,895	71,127

		161,485

Total Materials		8,961,845

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
American Tower Corp. (REIT)	2,900	306,472
Apartment Investment & Management Co. (REIT), Class A	1,050	47,723
Ascendas REIT (REIT)	12,200	19,124
AvalonBay Communities, Inc. (REIT)	950	168,293
Boston Properties, Inc. (REIT)	1,050	132,069
British Land Co. plc (The) (REIT)	4,914	38,123
CapitaLand Commercial Trust (REIT)	10,700	10,935
CapitaLand Mall Trust (REIT)	12,800	16,661
Crown Castle International Corp. (REIT)	2,300	199,571
Daiwa House REIT Investment Corp. (REIT)	8	$20,234
Dexus Property Group (REIT)	4,430	30,754
Digital Realty Trust, Inc. (REIT)	1,000	98,260
Equinix, Inc. (REIT)	500	178,705
Equity Residential (REIT)	2,500	160,900
Essex Property Trust, Inc. (REIT)	450	104,625
Extra Space Storage, Inc. (REIT)	850	65,654
Federal Realty Investment Trust (REIT)	500	71,055
Fonciere Des Regions (REIT)	206	17,985
Gecina SA (REIT)	248	34,316
General Growth Properties, Inc. (REIT)	4,000	99,920
Goodman Group (REIT)	8,936	45,979
GPT Group (The) (REIT)	9,035	32,796
Hammerson plc (REIT)	4,246	29,984
HCP, Inc. (REIT)	3,050	90,646
Host Hotels & Resorts, Inc. (REIT)	5,050	95,142
ICADE (REIT)	235	16,769
Intu Properties plc (REIT)	4,225	14,647
Iron Mountain, Inc. (REIT)	1,650	53,592
Japan Prime Realty Investment Corp. (REIT)	5	19,701
Japan Real Estate Investment Corp. (REIT)	8	43,602
Japan Retail Fund Investment Corp. (REIT)	14	28,341
Kimco Realty Corp. (REIT)	2,850	71,706
Klepierre (REIT)	1,229	48,313
Land Securities Group plc (REIT)	4,388	57,647
Link REIT (REIT)	12,000	77,993
Macerich Co. (The) (REIT)	800	56,672
Mid-America Apartment Communities, Inc. (REIT)	782	76,573
Mirvac Group (REIT)	18,602	28,593
Nippon Building Fund, Inc. (REIT)	8	44,287
Nippon Prologis REIT, Inc. (REIT)	9	18,397
Nomura Real Estate Master Fund, Inc. (REIT)	24	36,305
Prologis, Inc. (REIT)	3,600	190,044
Public Storage (REIT)	1,050	234,675
Realty Income Corp. (REIT)	1,750	100,590
Scentre Group (REIT)	26,916	90,127
Segro plc (REIT)	3,485	19,675
Simon Property Group, Inc. (REIT)	2,150	381,991
SL Green Realty Corp. (REIT)	700	75,285
Stockland (REIT)	12,020	39,728
Suntec REIT (REIT) (x)	12,000	13,673
UDR, Inc. (REIT)	1,800	65,664
Unibail-Rodamco SE (REIT)	532	126,982
United Urban Investment Corp. (REIT)	19	28,921
Ventas, Inc. (REIT)	2,400	150,048
Vicinity Centres (REIT)	16,909	36,485
Vornado Realty Trust (REIT)	1,200	125,244
Welltower, Inc. (REIT)	2,450	163,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Westfield Corp. (REIT)	9,920	$67,149
Weyerhaeuser Co. (REIT)	5,100	153,459

		4,872,783

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	600	8,440
Azrieli Group Ltd.	296	12,840
CapitaLand Ltd.	12,800	26,693
CBRE Group, Inc., Class A*	2,000	62,980
Cheung Kong Property Holdings Ltd.	14,432	88,496
City Developments Ltd.	2,000	11,435
Daito Trust Construction Co. Ltd.	400	60,167
Daiwa House Industry Co. Ltd.	3,402	93,029
Deutsche Wohnen AG	1,853	58,205
Global Logistic Properties Ltd.	13,361	20,298
Hang Lung Group Ltd.	4,000	13,927
Hang Lung Properties Ltd.	11,800	25,017
Henderson Land Development Co. Ltd.	4,900	26,066
Hongkong Land Holdings Ltd.	6,000	37,080
Hulic Co. Ltd.	1,365	12,135
Hysan Development Co. Ltd.	3,000	12,399
Kerry Properties Ltd. (x)	3,300	8,958
LendLease Group	2,921	30,818
Mitsubishi Estate Co. Ltd.	7,308	145,534
Mitsui Fudosan Co. Ltd.	4,772	110,445
New World Development Co. Ltd.	30,100	31,829
Nomura Real Estate Holdings, Inc.	700	11,907
Sino Land Co. Ltd.	15,100	22,627
Sumitomo Realty & Development Co. Ltd.	2,394	63,622
Sun Hung Kai Properties Ltd.	7,400	93,520
Swire Pacific Ltd., Class A	3,000	28,648
Swire Properties Ltd.	5,824	16,072
Swiss Prime Site AG (Registered)*	426	34,869
Tokyo Tatemono Co. Ltd.	1,000	13,373
Tokyu Fudosan Holdings Corp.	2,325	13,726
UOL Group Ltd.	2,000	8,273
Vonovia SE	2,499	81,298
Wharf Holdings Ltd. (The)	7,000	46,534
Wheelock & Co. Ltd.	4,100	23,079

		1,354,339

Total Real Estate		6,227,122

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	42,150	1,792,640
Bezeq The Israeli Telecommunication Corp. Ltd.	8,796	16,715
BT Group plc	44,128	199,532
CenturyLink, Inc.	3,700	87,986
Deutsche Telekom AG (Registered)	17,615	303,261
Elisa OYJ	740	24,093
Frontier Communications Corp. (x)	8,000	27,040
HKT Trust & HKT Ltd. (x)	13,260	$16,262
Iliad SA	162	31,147
Inmarsat plc	2,488	23,043
Koninklijke KPN NV	17,167	50,851
Level 3 Communications, Inc.*	2,000	112,720
Nippon Telegraph & Telephone Corp.	3,711	155,965
Orange SA	10,654	161,888
PCCW Ltd.	22,200	12,024
Proximus SADP	807	23,242
SFR Group SA*	449	12,681
Singapore Telecommunications Ltd.	42,200	105,780
Spark New Zealand Ltd.	9,195	21,782
Swisscom AG (Registered)	142	63,602
TDC A/S*	3,450	17,713
Telecom Italia SpA*	30,291	21,906
Telecom Italia SpA (RNC)*	50,881	44,830
Telefonica Deutschland Holding AG	3,159	13,534
Telefonica SA	24,959	231,729
Telenor ASA	4,088	61,069
Telia Co. AB	13,056	52,607
Telstra Corp. Ltd.	21,595	79,479
TPG Telecom Ltd.	1,442	7,097
Verizon Communications, Inc.	27,950	1,491,971
Vivendi SA	5,517	104,854
Vocus Communications Ltd.	2,137	5,968

		5,375,011
Wireless Telecommunication Services (0.3%)

KDDI Corp.	9,832	248,965
Millicom International Cellular SA (SDR)	376	16,067
NTT DOCOMO, Inc.	7,426	169,202
SoftBank Group Corp.	5,200	345,480
StarHub Ltd. (x)	3,000	5,821
Tele2 AB, Class B	1,367	10,961
Vodafone Group plc	142,432	350,803

		1,147,299

Total Telecommunication Services		6,522,310

Utilities (1.9%)
Electric Utilities (1.2%)
Alliant Energy Corp.	1,542	58,426
American Electric Power Co., Inc.	3,350	210,916
AusNet Services	8,888	10,134
Cheung Kong Infrastructure Holdings Ltd.	3,000	23,870
Chubu Electric Power Co., Inc.	3,500	48,903
Chugoku Electric Power Co., Inc. (The)	1,500	17,596
CLP Holdings Ltd.	8,500	78,100
Contact Energy Ltd.	3,061	9,909
DONG Energy A/S*§(b)	451	17,089
Duke Energy Corp.	4,700	364,813
Edison International	2,250	161,978
EDP – Energias de Portugal SA	11,637	35,451
Electricite de France SA	1,539	15,682
Endesa SA	1,833	38,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Enel SpA	39,644	$174,771
Entergy Corp.	1,200	88,164
Eversource Energy	2,150	118,745
Exelon Corp.	6,300	223,587
FirstEnergy Corp.	2,900	89,813
Fortum OYJ	2,534	38,864
HK Electric Investments & HK Electric Investments Ltd.§	13,263	10,946
Hokuriku Electric Power Co.	900	10,088
Iberdrola SA	28,233	185,271
Kansai Electric Power Co., Inc. (The)*	3,800	41,552
Kyushu Electric Power Co., Inc.	2,300	24,953
Mercury NZ Ltd.	3,460	7,115
NextEra Energy, Inc.	3,200	382,271
PG&E Corp.	3,400	206,618
Pinnacle West Capital Corp.	750	58,523
Power Assets Holdings Ltd.	7,500	66,107
PPL Corp.	4,650	158,333
Red Electrica Corp. SA	2,414	45,549
Southern Co. (The)	6,700	329,573
SSE plc	5,404	103,428
Terna Rete Elettrica Nazionale SpA	7,575	34,702
Tohoku Electric Power Co., Inc.	2,400	30,330
Tokyo Electric Power Co. Holdings, Inc.*	7,700	31,096
Xcel Energy, Inc.	3,450	140,415

		3,692,512

Gas Utilities (0.1%)
APA Group	5,599	34,627
Enagas SA	1,315	33,395
Gas Natural SDG SA	2,015	37,989
Hong Kong & China Gas Co. Ltd. (x)	39,900	70,697
Osaka Gas Co. Ltd.	10,000	38,468
Toho Gas Co. Ltd.	1,422	11,571
Tokyo Gas Co. Ltd.	9,854	44,593

		271,340

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	4,500	52,290
Electric Power Development Co. Ltd.	800	18,413
Meridian Energy Ltd.	6,439	11,630
NRG Energy, Inc.	2,150	26,359

		108,692

Multi-Utilities (0.6%)
AGL Energy Ltd.	3,743	59,668
Ameren Corp.	1,650	86,559
CenterPoint Energy, Inc.	2,950	72,688
Centrica plc	29,303	84,541
CMS Energy Corp.	1,900	79,078
Consolidated Edison, Inc.	2,100	154,728
Dominion Resources, Inc.	4,300	329,337
DTE Energy Co.	1,250	123,138
DUET Group	10,185	20,139
E.ON SE	9,955	70,210
Engie SA	7,831	99,909
Innogy SE*§	825	28,667
National Grid plc	20,092	235,629
NiSource, Inc.	2,200	$48,708
Public Service Enterprise Group, Inc.	3,450	151,386
RWE AG*	2,783	34,612
SCANA Corp.	950	69,616
Sempra Energy	1,700	171,088
Suez	1,682	24,814
Veolia Environnement SA	2,495	42,481
WEC Energy Group, Inc.	2,150	126,098

		2,113,094

Water Utilities (0.0%)
American Water Works Co., Inc.	1,200	86,832
Severn Trent plc	1,362	37,297
United Utilities Group plc	3,427	38,053

		162,182

Total Utilities		6,347,820

Total Common Stocks (58.3%) (Cost $190,868,225)		197,874,019

EXCHANGE TRADED FUNDS:
SPDR S&P MidCap 400 Fund	49,002	14,785,373

Total Exchange Traded Funds (4.4%) (Cost $13,040,957)		14,785,373

SHORT-TERM INVESTMENTS: Investment Company (7.9%)
JPMorgan Prime Money Market Fund, IM Shares	26,673,573	26,681,575

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $102,000. (xx)	$100,000	100,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $48,668, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $49,637. (xx)	48,664	48,664
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $19,589, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $19,979. (xx)	19,587	19,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $300,035, collateralized by various Common Stocks; total market value $333,467. (xx)	$300,000	$300,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $42,292, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $43,134. (xx)	42,288	42,288
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $57,568, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $58,716. (xx)	57,565	57,565
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $54,010, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $55,113. (xx)	54,005	54,005
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $72,292, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $73,770. (xx)	72,287	72,287
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $102,006. (xx)	100,000	100,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $102,000. (xx)	100,000	100,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $100,005, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		994,396

U.S. Treasury Obligations (16.0%)
U.S. Treasury Bills
0.37%, 1/26/17#(p)	$7,145,000	$7,143,083
0.42%, 2/16/17 (p)	4,278,000	4,275,648
0.45%, 2/23/17 (p)	9,000,000	8,993,945
0.48%, 3/30/17 (p)	33,850,000	33,809,573

Total U.S. Treasury Obligations		54,222,249

Total Short-Term Investments (24.2%) (Cost $81,889,496)		81,898,220

Total Investments (86.9%) (Cost $285,798,678)		294,557,612
Other Assets Less Liabilities (13.1%)		44,333,824

Net Assets (100%)		$338,891,436

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $306,282 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
†	Security (totaling $524 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $5,698,471.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $17,089 or 0.0% of net assets.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $1,011,188. This was secured by cash collateral of $994,396 which was subsequently invested in joint repurchase agreements with a total value of $994,396, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $63,919 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 1/31/17 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
RNC	— Risparmio Non- Convertible Savings Shares
SDR	— Swedish Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.0	#
Belgium	0.2
Chile	0.0	#
China	0.0	#
Denmark	0.3
Finland	0.2
France	1.9
Germany	1.8
Hong Kong	0.6
Ireland	0.2
Israel	0.1
Italy	0.4
Japan	4.7
Jordan	0.0	#
Luxembourg	0.1
Macau	0.0	#
Mexico	0.0	%#
Netherlands	0.9
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.4
South Africa	0.0	#
Spain	0.6
Sweden	0.6
Switzerland	1.8
United Kingdom	3.0
United States	67.6
Cash and Other	13.1

	100.0%

#	Percent shown is less than 0.05%.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	301	March-17	$37,557,002	$37,408,656	$(148,346)
5 Year U.S. Treasury Notes	168	March-17	19,851,812	19,767,563	(84,249)
2 Year U.S. Treasury Notes	152	March-17	32,881,217	32,936,500	55,283
E-Mini MSCI EAFE Index	2	March-17	167,697	167,560	(137)
EURO Stoxx 50 Index	278	March-17	9,412,034	9,589,705	177,671
FTSE 100 Index	13	March-17	1,091,901	1,129,495	37,594
Russell 2000 Mini Index	219	March-17	14,787,493	14,858,054	70,561
S&P 500 E-Mini Index	2	March-17	226,479	223,620	(2,859)
TOPIX Index	75	March-17	9,483,626	9,741,176	257,550

					$363,068

Sales
SPI 200 Index	63	March-17	6,247,581	6,400,187	$(152,606)

					$(152,606)

					$210,462

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	857	$617,183	$617,131	$52
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	871	627,355	648,450	(21,095)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	2,645	1,905,559	1,960,451	(54,892)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	3,973	2,862,080	2,944,526	(82,446)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/16/17	HSBC Bank plc	659	$813,661	$824,351	$(10,690)
British Pound vs. U.S. Dollar, expiring 3/16/17	HSBC Bank plc	507	625,878	634,101	(8,223)
British Pound vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	241	297,174	304,493	(7,319)
British Pound vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	1,745	2,154,540	2,180,619	(26,079)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	2,430	2,566,811	2,620,782	(53,971)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	922	974,472	994,962	(20,490)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	340	358,851	377,238	(18,387)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	1,512	1,597,623	1,624,097	(26,474)
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs & Co	366,120	3,143,707	3,121,233	22,474
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	522,556	4,486,951	5,009,256	(522,305)
New Zealand Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	2,344	1,624,697	1,659,918	(35,221)
New Zealand Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	1,421	984,782	1,016,986	(32,204)
Norwegian Krone vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs & Co	7,644	885,614	909,914	(24,300)
Norwegian Krone vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs & Co	10,920	1,265,164	1,299,878	(34,714)

					$(956,284)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	Barclays Bank plc	1,056	$774,073	$760,696	$13,377
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	Citibank NA	1,056	774,022	760,696	13,326
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	. Goldman Sachs & Co	1,861	1,387,445	1,340,687	46,758
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	1,745	2,204,298	2,154,539	49,759
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	659	832,711	813,661	19,050
British Pound vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	1,885	2,329,871	2,327,452	2,419
British Pound vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	241	298,405	297,174	1,231
British Pound vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	507	626,528	625,878	650
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	1,680	1,798,307	1,774,789	23,518
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	340	371,424	358,851	12,573
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	1,125	1,180,678	1,188,753	(8,075)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	420	447,527	443,255	4,272
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	755	804,701	797,306	7,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	988	$1,080,671	$1,043,450	$37,221
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	1,442	1,571,867	1,523,360	48,507
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	94,077	868,832	807,799	61,033
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	312,608	2,651,374	2,684,225	(32,851)
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	198,140	1,821,570	1,701,337	120,233
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	93,909	854,481	806,351	48,130
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	41,198	374,865	353,750	21,115
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	93,909	854,481	806,351	48,130
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	21,261	192,798	182,557	10,241
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	9,327	84,581	80,088	4,493
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	21,261	192,798	182,557	10,241
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	9,327	84,581	80,088	4,493
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	41,198	374,865	353,750	21,115
Swedish Krona vs. U.S. Dollar, expiring 3/16/17	Citibank NA	15,077	1,653,796	1,661,874	(8,078)
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	613	611,126	605,010	6,116
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	102	101,665	100,633	1,032
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	Morgan Stanley	2,933	2,911,671	2,893,049	18,622

					$606,046

					$(350,238)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$16,077,499	$8,201,989	$—	$24,279,488
Consumer Staples	12,394,427	7,363,735	—	19,758,162
Energy	9,950,636	3,559,591	—	13,510,227
Financials	19,734,971	13,450,821	—	33,185,792
Health Care	18,302,599	6,822,551	—	25,125,150
Industrials	13,784,018	9,020,420	524	22,804,962
Information Technology	27,771,626	3,379,515	—	31,151,141
Materials	3,751,553	5,210,292	—	8,961,845
Real Estate	3,818,616	2,408,506	—	6,227,122
Telecommunication Services	3,512,357	3,009,953	—	6,522,310
Utilities	4,170,079	2,177,741	—	6,347,820
Exchange Traded Funds	14,785,373	—	—	14,785,373
Forward Currency Contracts	—	677,576	—	677,576
Futures	598,659	—	—	598,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$26,681,575	$—	$—	$26,681,575
Repurchase Agreements	—	994,396	—	994,396
U.S. Treasury Obligations	—	54,222,249	—	54,222,249

Total Assets	$175,333,988	$120,499,335	$524	$295,833,847

Liabilities:
Forward Currency Contracts	$—	$(1,027,814)	$—	$(1,027,814)
Futures	(388,197)	—	—	(388,197)

Total Liabilities	$(388,197)	$(1,027,814)	$—	$(1,416,011)

Total	$174,945,791	$119,471,521	$524	$294,417,836

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$55,283	*
Foreign exchange contracts	Receivables	677,576
Equity contracts	Receivables, Net assets – Unrealized appreciation	543,376	*

Total		$1,276,235

	Liability Derivatives
Interest rate contracts	Receivables, Net assets – Unrealized depreciation	$(232,595	)*
Foreign exchange contracts	Payables	(1,027,814)
Equity contracts	Payables, Net assets – Unrealized depreciation	(155,602	)*

Total		$(1,416,011)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(984,236)	$—	$(984,236)
Foreign exchange contracts	—	639,584	639,584
Equity contracts	381,968	—	381,968

Total	$(602,268)	$639,584	$37,316

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(94,625)	$—	$(94,625)
Foreign exchange contracts	—	(505,449)	(505,449)
Equity contracts	158,134	—	158,134

Total	$63,509	$(505,449)	$(441,940)

^ The Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $57,249,000 and futures contracts with an average notional balance of approximately $86,215,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$13,377	$—	$—	$13,377
BNP Paribas	256,243	(53,946)	—	202,297
Citibank NA	13,326	(8,078)	—	5,248
Credit Suisse	24,550	(24,550)	—	—
Goldman Sachs & Co	69,232	(59,014)	—	10,218
JPMorgan Chase Bank	189,103	(189,103)	—	—
Morgan Stanley	18,622	—	—	18,622
Royal Bank of Scotland	7,395	(7,395)	—	—
UBS AG	85,728	(26,474)	—	59,254

Total	$677,576	$(368,560)	$—	$309,016

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$53,946	$(53,946)	$—	$—
Citibank NA	8,078	(8,078)	—	—
Credit Suisse	74,461	(24,550)	—	49,911
Goldman Sachs & Co	59,014	(59,014)	—	—
HSBC Bank plc	18,913	—	—	18,913
JPMorgan Chase Bank	238,544	(189,103)	—	49,441
Royal Bank of Scotland	548,384	(7,395)	—	540,989
UBS AG	26,474	(26,474)	—	—

Total	$1,027,814	$(368,560)	$—	$659,254

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$232,696,072
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$117,526,734

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,369,461
Aggregate gross unrealized depreciation	(6,673,339)

Net unrealized appreciation	$8,696,122

Federal income tax cost of investments	$285,861,490

For the year ended December 31, 2016, the Portfolio incurred approximately $180 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $284,804,282)	$293,563,216
Repurchase Agreements (Cost $994,396)	994,396
Cash	45,000,000
Foreign cash (Cost $58,707)	58,100
Unrealized appreciation on forward foreign currency contracts	677,576
Receivable from Separate Accounts for Trust shares sold	438,964
Dividends, interest and other receivables	323,570
Due from broker for futures variation margin	189,532
Receivable for securities sold	13,836
Securities lending income receivable	2,166
Other assets	707

Total assets	341,262,063

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,027,814
Payable for return of collateral on securities loaned	994,396
Investment management fees payable	188,376
Distribution fees payable – Class IB	70,505
Administrative fees payable	35,252
Payable to Separate Accounts for Trust shares redeemed	2,182
Trustees’ fees payable	176
Accrued expenses	51,926

Total liabilities	2,370,627

NET ASSETS	$338,891,436

Net assets were comprised of:
Paid in capital	$330,256,414
Accumulated undistributed net investment income (loss)	(1,299)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	20,254
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	8,616,067

Net assets	$338,891,436

Class IB
Net asset value, offering and redemption price per share, $338,891,436 / 34,156,945 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.92

(x)	Includes value of securities on loan of $1,011,188.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $53,936 foreign withholding tax)	$2,899,904
Interest	220,012
Securities lending (net)	37,680

Total income	3,157,596

EXPENSES
Investment management fees	1,885,451
Distribution fees – Class IB	625,256
Administrative fees	331,910
Professional fees	59,705
Custodian fees	45,500
Offering costs	21,589
Printing and mailing expenses	17,052
Trustees’ fees	4,952
Tax expense	1,984
Miscellaneous	8,115

Gross expenses	3,001,514
Less: Waiver from investment manager	(87,033)

Net expenses	2,914,481

NET INVESTMENT INCOME (LOSS)	243,115

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	2,876,805
Futures	(602,268)
Foreign currency transactions	698,748

Net realized gain (loss)	2,973,285

Change in unrealized appreciation (depreciation) on:
Investments	10,554,720
Futures	63,509
Foreign currency translations	(508,781)

Net change in unrealized appreciation (depreciation)	10,109,448

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,082,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,325,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$243,115	$298,895
Net realized gain (loss) on investments, futures and foreign currency transactions	2,973,285	(1,011,120)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	10,109,448	(1,493,381)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,325,848	(2,205,606)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(844,881)	(183,511)
Class K (b)	—	(28,908)

	(844,881)	(212,419)

Distributions from net realized capital gains
Class IB	(1,471,869)	(29,644)
Class K (b)	—	(2,079)

	(1,471,869)	(31,723)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,316,750)	(244,142)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 19,101,322 and 15,458,195 shares, respectively ]	182,718,668	150,562,054
Capital shares issued in reinvestment of dividends and distributions [ 232,985 and 22,414 shares, respectively ]	2,316,750	213,155
Capital shares repurchased [ (538,380) and (119,591) shares, respectively ]	(5,170,982)	(1,187,659)

Total Class IB transactions	179,864,436	149,587,550

Class K (b)
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 0 and 3,259 shares, respectively ]	—	30,987
Capital shares repurchased [ (993,259) and 0 shares, respectively ]	(9,050,887)	—

Total Class K transactions	(9,050,887)	9,930,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	170,813,549	159,518,537

TOTAL INCREASE (DECREASE) IN NET ASSETS	181,822,647	157,068,789
NET ASSETS:
Beginning of period	157,068,789	—

End of period (a)	$338,891,436	$157,068,789

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,299)	$(107,302)

(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01		0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38		(0.43)

Total from investment operations	0.39		(0.39)

Less distributions:
Dividends from net investment income	(0.03)		(0.01)
Distributions from net realized gains	(0.04)		—	#

Total dividends and distributions	(0.07)		(0.01)

Net asset value, end of period	$9.92		$9.60

Total return (b)	4.06%		(3.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,891		$147,530
Ratio of expenses to average net assets:
After waivers (a)(f)	1.16	%(j)	1.12%
Before waivers (a)(f)	1.19%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.10%		0.65	%(l)
Before waivers (a)(f)	0.07%		0.46	%(l)
Portfolio turnover rate (z)^	79%		13%
Class K	January 1, 2016 to February 21, 2016‡		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		0.05
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.48)		(0.42)

Total from investment operations	(0.49)		(0.37)

Less distributions:
Dividends from net investment income	—		(0.03)
Distributions from net realized gains	—		—	#

Total dividends and distributions	—		(0.03)

Net asset value, end of period	$9.11		$9.60

Total return (b)	(5.10)%		(3.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,539
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89%		0.92%
Before waivers (a)(f)	0.98%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.80)%		0.70	%(l)
Before waivers (a)(f)	(0.89)%		0.23	%(l)
Portfolio turnover rate^	79%		13	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	3.74%	6.23%	4.60%
S&P 500 Index	11.96	14.66	11.46
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	2.00
40% Bloomberg Barclays U.S. Intermediate Government Bond Index/18% MSCI EAFE Index/4% S&P MidCap 400 Index/34% S&P 500 Index/4% Russell 2000® Index	6.42	7.84	6.12
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.74% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and the 40% Bloomberg Barclays U.S. Intermediate Government Bond Index/18% MSCI EAFE Index/4% S&P MidCap 400 Index/34% S&P 500 Index/4% Russell 2000® Index returned, 11.96%, 1.05% and 6.42%, respectively, over the same period.

Portfolio Highlights

U.S. stocks were among the strongest performers in 2016, with small-caps surging on expectations that they would benefit disproportionately from President Trump’s policy agenda. U.K. stocks also did well during the year, at least in local-currency terms, driven by the weaker pound since the Brexit vote in June. The recovery of emerging-market equities was cut short in the fourth quarter because of concerns about the potential impact of a stronger dollar and U.S. protectionist policies.

Defensive stocks underperformed during the year. Resources stocks were the strongest performers of 2016, driven by a rising oil price. Financials did well after a strong fourth quarter, driven by positive sentiment from the U.S. election result. The shift away from safety unfolded around the world, with stocks that are seen as bond proxies in sectors such as utilities, real estate and consumer staples underperforming the broad market by wide margins in the U.S., Europe and Japan.

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. The Portfolio’s overweighting in U.S. large-cap and small-cap stocks helped performance during the year, while an overweighting in developed international stocks, as well as currencies, hurt. In 2016, the Portfolio underperformed its all-U.S. stock primary equity benchmark, but outperformed its bond benchmark. The Portfolio underperformed its composite benchmark, after a margin for fees.

Portfolio Positioning and Outlook – AllianceBernstein L.P.

At year end, the Portfolio was positioned to be slightly overweight to return-seeking assets. The Portfolio was positioned to incorporate a variety of defensive strategies, including slightly extended fixed income duration and currency hedges. Within equities, the Portfolio was overweight Japanese equities based on accommodative fiscal and monetary policies and a weak yen.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	5.72
Weighted Average Coupon (%)	2.53
Weighted Average Modified Duration (Years)*	5.38
Weighted Average Rating**	AAA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	27.3%
Financials	9.0
Information Technology	8.3
Health Care	6.7
Consumer Discretionary	6.5
Industrials	6.2
Consumer Staples	5.3
Exchange Traded Funds	4.2
Energy	3.6
Materials	2.4
Telecommunication Services	1.8
Utilities	1.7
Real Estate	1.7
U.S. Government Agency Securities	1.2
Repurchase Agreements	0.3
Cash and Other	13.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,032.06	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.51	5.68

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.12%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.5%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	7,100	$307,996
BorgWarner, Inc.	9,960	392,822
Bridgestone Corp.	24,200	872,547
Cie Generale des Etablissements Michelin	6,770	753,265
Continental AG	4,086	790,117
Delphi Automotive plc	12,683	854,200
Denso Corp.	17,700	766,760
GKN plc	63,662	260,242
Goodyear Tire & Rubber Co. (The)	12,200	376,614
Koito Manufacturing Co. Ltd.	4,000	211,850
NGK Spark Plug Co. Ltd.	6,000	133,373
NOK Corp.	3,500	70,853
Nokian Renkaat OYJ	4,290	159,952
Schaeffler AG (Preference) (q)	6,164	91,196
Stanley Electric Co. Ltd.	5,600	153,087
Sumitomo Electric Industries Ltd.	28,000	404,039
Sumitomo Rubber Industries Ltd.	6,300	100,045
Toyoda Gosei Co. Ltd.	2,400	56,142
Toyota Industries Corp.	6,100	290,712
Valeo SA	8,853	508,917
Yokohama Rubber Co. Ltd. (The) (x)	4,000	71,735

		7,626,464

Automobiles (0.9%)
Bayerische Motoren Werke AG	12,296	1,148,725
Bayerische Motoren Werke AG (Preference) (q)	2,036	155,810
Daimler AG (Registered)	35,758	2,661,947
Ferrari NV	4,561	265,503
Fiat Chrysler Automobiles NV	33,509	305,643
Ford Motor Co.	178,190	2,161,445
Fuji Heavy Industries Ltd.	23,000	939,089
General Motors Co.	64,250	2,238,470
Harley-Davidson, Inc.	8,400	490,056
Honda Motor Co. Ltd.	60,506	1,767,940
Isuzu Motors Ltd.	21,500	272,441
Mazda Motor Corp.	20,800	340,275
Mitsubishi Motors Corp.	24,700	140,750
Nissan Motor Co. Ltd.	89,600	901,175
Peugeot SA*	18,018	293,888
Porsche Automobil Holding SE (Preference) (q)	5,687	309,737
Renault SA	7,139	635,082
Suzuki Motor Corp.	12,800	450,560
Toyota Motor Corp.	99,191	5,837,310
Volkswagen AG	1,206	173,604
Volkswagen AG (Preference) (q)	6,893	967,576
Yamaha Motor Co. Ltd. (x)	10,400	229,045

		22,686,071

Distributors (0.0%)
Genuine Parts Co.	6,835	653,017
Jardine Cycle & Carriage Ltd.	3,467	98,708

LKQ Corp.*	13,996	$428,977

		1,180,702

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	2,500	68,877
H&R Block, Inc.	10,770	247,602

		316,479

Hotels, Restaurants & Leisure (0.8%)
Accor SA	6,344	236,602
Aristocrat Leisure Ltd.	20,111	224,953
Carnival Corp.	20,555	1,070,093
Carnival plc	7,073	359,567
Chipotle Mexican Grill, Inc. (x)*	1,411	532,399
Compass Group plc	61,014	1,128,657
Crown Resorts Ltd.	13,525	113,024
Darden Restaurants, Inc.	5,265	382,871
Domino’s Pizza Enterprises Ltd.	2,289	107,354
Flight Centre Travel Group Ltd.	2,062	46,576
Galaxy Entertainment Group Ltd.	87,189	380,036
Genting Singapore plc (x)	224,000	139,986
InterContinental Hotels Group plc	6,969	312,453
Marriott International, Inc., Class A	14,830	1,226,144
McDonald’s Corp.	41,245	5,020,340
McDonald’s Holdings Co. Japan Ltd. (x)	2,508	65,664
Melco Crown Entertainment Ltd. (ADR) (x)	7,066	112,349
Merlin Entertainments plc§	26,357	145,716
MGM China Holdings Ltd.	35,280	73,158
Oriental Land Co. Ltd.	8,100	457,828
Paddy Power Betfair plc	2,957	315,938
Royal Caribbean Cruises Ltd.	7,766	637,123
Sands China Ltd.	89,911	390,741
Shangri-La Asia Ltd.	46,000	48,524
SJM Holdings Ltd. (x)	73,532	57,654
Sodexo SA (x)	3,426	393,817
Starbucks Corp.	67,530	3,749,265
Tabcorp Holdings Ltd.	30,888	107,216
Tatts Group Ltd.	54,388	175,836
TUI AG	18,522	265,472
Whitbread plc	6,804	316,627
William Hill plc	32,283	115,458
Wyndham Worldwide Corp.	5,150	393,306
Wynn Macau Ltd. (x)	57,884	92,113
Wynn Resorts Ltd.	3,695	319,654
Yum! Brands, Inc.	18,680	1,183,004

		20,697,518

Household Durables (0.4%)
Barratt Developments plc	37,274	212,410
Berkeley Group Holdings plc	4,847	167,734
Casio Computer Co. Ltd.	8,400	118,804
D.R. Horton, Inc.	15,035	410,907
Electrolux AB	8,935	221,938
Garmin Ltd.	5,330	258,452
Harman International Industries, Inc.	3,250	361,270
Husqvarna AB, Class B	15,463	120,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Iida Group Holdings Co. Ltd.	5,467	$103,703
Leggett & Platt, Inc.	6,155	300,856
Lennar Corp., Class A	8,225	353,099
Mohawk Industries, Inc.*	2,900	579,072
Newell Brands, Inc.	20,847	930,819
Nikon Corp.	12,600	195,886
Panasonic Corp.	81,900	833,541
Persimmon plc	11,449	250,589
PulteGroup, Inc.	14,485	266,234
Rinnai Corp.	1,300	104,890
SEB SA	840	113,844
Sekisui Chemical Co. Ltd.	15,000	239,230
Sekisui House Ltd.	22,000	366,212
Sharp Corp.*	55,066	127,211
Sony Corp.	46,900	1,314,204
Taylor Wimpey plc	121,252	229,377
Techtronic Industries Co. Ltd.	51,093	183,169
Whirlpool Corp.	3,565	648,010

		9,011,711

Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	18,242	13,679,128
Expedia, Inc.	5,427	614,771
Netflix, Inc.*	19,546	2,419,795
Priceline Group, Inc. (The)*	2,279	3,341,150
Rakuten, Inc.	34,565	338,774
Start Today Co. Ltd.	6,584	113,738
TripAdvisor, Inc.*	5,207	241,449
Zalando SE*§	3,213	122,739

		20,871,544

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	7,400	204,193
Hasbro, Inc.	5,125	398,674
Mattel, Inc.	15,510	427,301
Sankyo Co. Ltd.	1,700	54,909
Sega Sammy Holdings, Inc.	6,900	102,666
Shimano, Inc.	2,800	439,374
Yamaha Corp.	6,200	189,382

		1,816,499

Media (1.2%)
Altice NV, Class A (x)*	13,724	272,028
Altice NV, Class B*	4,056	80,823
Axel Springer SE	1,603	77,840
CBS Corp. (Non-Voting), Class B	19,245	1,224,367
Charter Communications, Inc., Class A*	9,970	2,870,562
Comcast Corp., Class A	111,202	7,678,499
Dentsu, Inc.	8,037	378,212
Discovery Communications, Inc., Class A*	6,855	187,896
Discovery Communications, Inc., Class C*	10,855	290,696
Eutelsat Communications SA	6,483	125,534
Hakuhodo DY Holdings, Inc.	7,930	97,704
Interpublic Group of Cos., Inc. (The)	18,335	429,222
ITV plc	134,544	342,236
JCDecaux SA (x)	2,760	81,145

Lagardere SCA	4,383	$121,780
News Corp., Class A	17,336	198,671
News Corp., Class B	4,920	58,056
Omnicom Group, Inc.	10,930	930,252
Pearson plc	30,531	307,972
ProSiebenSat.1 Media SE	8,653	333,465
Publicis Groupe SA	7,127	491,772
REA Group Ltd.	1,957	78,000
RTL Group SA	1,437	105,478
Schibsted ASA, Class A	2,808	64,417
Schibsted ASA, Class B	3,309	70,124
Scripps Networks Interactive, Inc., Class A	4,345	310,103
SES SA (FDR)	13,529	297,999
Singapore Press Holdings Ltd.	59,000	143,818
Sky plc	38,304	467,810
TEGNA, Inc.	10,000	213,900
Telenet Group Holding NV*	1,959	108,716
Time Warner, Inc.	36,095	3,484,250
Toho Co. Ltd.	4,200	118,768
Twenty-First Century Fox, Inc., Class A	51,130	1,433,685
Twenty-First Century Fox, Inc., Class B	19,682	536,335
Viacom, Inc., Class B	15,800	554,580
Walt Disney Co. (The)	68,606	7,150,117
WPP plc	47,671	1,066,895

		32,783,727

Multiline Retail (0.3%)
Dollar General Corp.	13,310	985,872
Dollar Tree, Inc.*	10,744	829,222
Don Quijote Holdings Co. Ltd.	4,400	162,824
Harvey Norman Holdings Ltd. (x)	20,658	76,626
Isetan Mitsukoshi Holdings Ltd.	12,400	133,681
J Front Retailing Co. Ltd.	8,500	114,545
Kohl’s Corp.	8,650	427,137
Macy’s, Inc.	14,160	507,070
Marks & Spencer Group plc	60,336	260,253
Marui Group Co. Ltd.	7,700	112,461
Next plc	5,197	319,150
Nordstrom, Inc. (x)	5,830	279,432
Ryohin Keikaku Co. Ltd.	935	183,280
Takashimaya Co. Ltd.	11,000	90,729
Target Corp.	27,500	1,986,326

		6,468,608

Specialty Retail (1.1%)
ABC-Mart, Inc.	1,300	73,634
Advance Auto Parts, Inc.	3,366	569,258
AutoNation, Inc.*	3,360	163,464
AutoZone, Inc.*	1,405	1,109,655
Bed Bath & Beyond, Inc.	7,465	303,378
Best Buy Co., Inc.	12,835	547,669
CarMax, Inc. (x)*	8,910	573,715
Dixons Carphone plc	36,348	158,844
Dufry AG (Registered)*	1,701	212,145
Fast Retailing Co. Ltd.	2,000	715,807
Foot Locker, Inc.	6,266	444,197
Gap, Inc. (The)	10,345	232,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hennes & Mauritz AB, Class B	35,260	$980,713
Hikari Tsushin, Inc.	800	74,541
Home Depot, Inc. (The)	57,985	7,774,628
Industria de Diseno Textil SA	40,511	1,382,942
Kingfisher plc	83,561	360,741
L Brands, Inc.	11,655	767,365
Lowe’s Cos., Inc.	41,815	2,973,883
Nitori Holdings Co. Ltd.	3,000	342,930
O’Reilly Automotive, Inc.*	4,465	1,243,101
Ross Stores, Inc.	18,480	1,212,288
Shimamura Co. Ltd.	900	112,351
Signet Jewelers Ltd. (x)	3,626	341,787
Staples, Inc.	29,520	267,156
Tiffany & Co. (x)	5,100	394,893
TJX Cos., Inc. (The)	30,620	2,300,481
Tractor Supply Co.	6,104	462,744
Ulta Salon Cosmetics & Fragrance, Inc.*	2,942	750,033
Urban Outfitters, Inc.*	3,960	112,781
USS Co. Ltd.	8,140	129,683
Yamada Denki Co. Ltd. (x)	23,330	125,757

		27,214,706

Textiles, Apparel & Luxury Goods (0.6%)
adidas AG	6,993	1,105,281
Asics Corp.	6,000	119,872
Burberry Group plc	16,474	303,929
Christian Dior SE	2,025	424,725
Cie Financiere Richemont SA (Registered)	19,386	1,284,087
Coach, Inc.	12,650	443,003
Hanesbrands, Inc.	17,900	386,103
Hermes International	981	402,733
HUGO BOSS AG	2,484	151,997
Kering	2,814	631,828
Li & Fung Ltd.	218,000	95,864
Luxottica Group SpA	6,290	338,342
LVMH Moet Hennessy Louis Vuitton SE	10,371	1,980,350
Michael Kors Holdings Ltd.*	8,163	350,846
NIKE, Inc., Class B	61,670	3,134,687
Pandora A/S	4,130	540,336
PVH Corp.	3,752	338,580
Ralph Lauren Corp.	2,679	241,967
Swatch Group AG (The) (x)	1,146	356,416
Swatch Group AG (The) (Registered)	1,843	112,665
Under Armour, Inc., Class A (x)*	8,292	240,882
Under Armour, Inc., Class C*	8,350	210,170
VF Corp.	15,520	827,992
Yue Yuen Industrial Holdings Ltd.	27,500	99,829

		14,122,484

Total Consumer Discretionary		164,796,513

Consumer Staples (5.3%)
Beverages (1.1%)
Anheuser-Busch InBev SA/NV	28,298	2,995,172
Asahi Group Holdings Ltd.	14,400	454,640

Brown-Forman Corp., Class B	9,184	$412,545
Carlsberg A/S, Class B	3,973	342,873
Coca-Cola Amatil Ltd.	21,268	155,322
Coca-Cola Co. (The)	178,130	7,385,270
Coca-Cola European Partners plc	8,061	254,732
Coca-Cola HBC AG*	6,723	146,652
Constellation Brands, Inc., Class A	8,050	1,234,146
Diageo plc	93,510	2,431,600
Dr Pepper Snapple Group, Inc.	8,570	777,042
Heineken Holding NV	3,744	260,666
Heineken NV	8,557	641,876
Kirin Holdings Co. Ltd.	30,000	488,086
Molson Coors Brewing Co., Class B	8,405	817,891
Monster Beverage Corp.*	20,640	915,178
PepsiCo, Inc.	66,100	6,916,043
Pernod Ricard SA	7,886	854,608
Remy Cointreau SA	815	69,508
Suntory Beverage & Food Ltd.	5,164	214,513
Treasury Wine Estates Ltd.	27,412	211,270

		27,979,633

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	24,200	342,889
Carrefour SA	21,063	507,516
Casino Guichard Perrachon SA	2,079	99,772
Colruyt SA	2,500	123,700
Costco Wholesale Corp.	20,125	3,222,214
CVS Health Corp.	50,210	3,962,071
Distribuidora Internacional de Alimentacion SA	23,116	113,514
FamilyMart UNY Holdings Co. Ltd. (x)	3,100	206,357
ICA Gruppen AB	2,988	91,143
J Sainsbury plc	60,907	187,129
Jeronimo Martins SGPS SA	9,348	145,044
Koninklijke Ahold Delhaize NV*	47,584	1,003,289
Kroger Co. (The)	44,560	1,537,766
Lawson, Inc.	2,500	175,615
METRO AG (x)	6,620	220,101
Seven & i Holdings Co. Ltd.	28,000	1,066,815
Sundrug Co. Ltd.	1,400	96,907
Sysco Corp.	24,000	1,328,880
Tesco plc*	303,571	773,869
Tsuruha Holdings, Inc.	1,400	132,963
Walgreens Boots Alliance, Inc.	39,455	3,265,296
Wal-Mart Stores, Inc.	71,701	4,955,972
Wesfarmers Ltd.	41,822	1,271,821
Whole Foods Market, Inc.	14,840	456,478
Wm Morrison Supermarkets plc	82,389	234,244
Woolworths Ltd.	47,490	825,935

		26,347,300

Food Products (1.1%)
Ajinomoto Co., Inc.	19,466	392,068
Archer-Daniels-Midland Co.	27,175	1,240,539
Aryzta AG*	3,239	142,659
Associated British Foods plc	13,230	447,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Barry Callebaut AG (Registered)*	82	$100,336
Calbee, Inc.	2,981	93,352
Campbell Soup Co.	8,190	495,249
Chocoladefabriken Lindt & Spruengli AG	38	196,848
Chocoladefabriken Lindt & Sprungli AG (Registered)	4	243,150
Conagra Brands, Inc.	19,815	783,683
Danone SA	21,923	1,389,250
General Mills, Inc.	27,085	1,673,040
Golden Agri-Resources Ltd.	262,000	77,796
Hershey Co. (The)	6,575	680,052
Hormel Foods Corp.	12,340	429,555
JM Smucker Co. (The)	5,460	699,208
Kellogg Co.	11,530	849,876
Kerry Group plc, Class A	5,882	420,155
Kikkoman Corp. (x)	6,000	192,000
Kraft Heinz Co. (The)	27,185	2,373,794
Marine Harvest ASA*	14,208	256,178
McCormick & Co., Inc. (Non-Voting)	5,250	489,983
Mead Johnson Nutrition Co.	8,505	601,814
MEIJI Holdings Co. Ltd.	4,300	337,010
Mondelez International, Inc., Class A	71,705	3,178,683
Nestle SA (Registered)	115,578	8,291,243
NH Foods Ltd.	6,000	161,968
Nisshin Seifun Group, Inc. (x)	6,970	104,602
Nissin Foods Holdings Co. Ltd.	2,200	115,576
Orkla ASA	30,272	274,137
Tate & Lyle plc	17,330	151,104
Toyo Suisan Kaisha Ltd.	3,000	108,706
Tyson Foods, Inc., Class A	13,380	825,278
WH Group Ltd. (x)§	299,203	241,924
Wilmar International Ltd.	71,000	176,011
Yakult Honsha Co. Ltd.	3,300	153,035
Yamazaki Baking Co. Ltd.	4,842	93,546

		28,480,971

Household Products (0.8%)
Church & Dwight Co., Inc.	11,880	524,977
Clorox Co. (The)	5,945	713,519
Colgate-Palmolive Co.	40,810	2,670,607
Henkel AG & Co. KGaA	3,860	402,178
Henkel AG & Co. KGaA (Preference)	6,617	788,830
Kimberly-Clark Corp.	16,520	1,885,262
Lion Corp.	9,000	147,850
Procter & Gamble Co. (The)	121,250	10,194,701
Reckitt Benckiser Group plc	23,483	1,992,839
Svenska Cellulosa AB SCA, Class B	22,589	637,955
Unicharm Corp.	15,000	328,235

		20,286,953

Personal Products (0.4%)
Beiersdorf AG	3,744	317,654
Coty, Inc., Class A	21,876	400,550
Estee Lauder Cos., Inc. (The), Class A	10,140	775,609
Kao Corp.	18,700	886,560
Kose Corp.	1,134	94,213

L’Oreal SA	9,355	$1,707,564
Pola Orbis Holdings, Inc. (x)	851	70,264
Shiseido Co. Ltd.	14,100	356,919
Unilever NV (CVA)	60,497	2,490,927
Unilever plc	47,665	1,934,092

		9,034,352

Tobacco (0.9%)
Altria Group, Inc.	89,495	6,051,652
British American Tobacco plc	69,237	3,943,419
Imperial Brands plc	35,604	1,554,391
Japan Tobacco, Inc.	40,851	1,343,583
Philip Morris International, Inc.	70,855	6,482,523
Reynolds American, Inc.	37,838	2,120,442
Swedish Match AB	7,010	222,982

		21,718,992

Total Consumer Staples		133,848,201

Energy (3.6%)
Energy Equipment & Services (0.4%)
Baker Hughes, Inc.	20,005	1,299,725
FMC Technologies, Inc.*	10,370	368,446
Halliburton Co.	39,215	2,121,139
Helmerich & Payne, Inc.	4,930	381,582
National Oilwell Varco, Inc.	17,160	642,470
Petrofac Ltd.	9,635	103,187
Saipem SpA*	225,269	126,864
Schlumberger Ltd.	63,543	5,334,434
Technip SA	4,089	291,874
Tenaris SA	17,537	313,272
Transocean Ltd.*	15,628	230,357

		11,213,350

Oil, Gas & Consumable Fuels (3.2%)
Anadarko Petroleum Corp.	23,205	1,618,085
Apache Corp.	17,285	1,097,079
BP plc	697,586	4,381,057
Cabot Oil & Gas Corp.	20,940	489,158
Caltex Australia Ltd.	9,686	212,912
Chesapeake Energy Corp. (x)*	23,610	165,742
Chevron Corp.	86,080	10,131,615
Cimarex Energy Co.	4,341	589,942
Concho Resources, Inc.*	5,903	782,738
ConocoPhillips	56,470	2,831,406
Devon Energy Corp.	23,310	1,064,568
Eni SpA	94,476	1,538,494
EOG Resources, Inc.	25,110	2,538,621
EQT Corp.	7,785	509,139
Exxon Mobil Corp.	189,823	17,133,423
Galp Energia SGPS SA	18,616	278,069
Hess Corp.	12,070	751,840
Idemitsu Kosan Co. Ltd.	3,300	87,671
Inpex Corp.	35,300	353,680
JX Holdings, Inc.	78,000	330,153
Kinder Morgan, Inc.	83,623	1,731,832
Koninklijke Vopak NV	2,612	123,385
Lundin Petroleum AB*	6,953	151,185
Marathon Oil Corp.	38,520	666,781
Marathon Petroleum Corp.	24,160	1,216,456
Murphy Oil Corp.	7,355	228,961
Neste OYJ	4,762	182,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Newfield Exploration Co.*	9,055	$366,728
Noble Energy, Inc.	19,600	745,976
Occidental Petroleum Corp.	34,905	2,486,283
Oil Search Ltd.	50,894	263,337
OMV AG	5,470	193,238
ONEOK, Inc.	9,560	548,840
Origin Energy Ltd.	65,117	309,675
Phillips 66	21,460	1,854,359
Pioneer Natural Resources Co.	7,480	1,346,924
Range Resources Corp.	7,735	265,775
Repsol SA	40,823	576,689
Royal Dutch Shell plc, Class A	160,654	4,439,925
Royal Dutch Shell plc, Class B	139,099	4,035,359
Santos Ltd. (x)	59,334	172,130
Showa Shell Sekiyu KK	7,000	65,104
Snam SpA	91,003	374,939
Southwestern Energy Co.*	17,800	192,596
Spectra Energy Corp.	30,670	1,260,230
Statoil ASA	41,685	764,637
Tesoro Corp.	5,455	477,040
TonenGeneral Sekiyu KK	11,000	115,953
TOTAL SA	83,665	4,290,768
Valero Energy Corp.	21,485	1,467,855
Williams Cos., Inc. (The)	31,200	971,568
Woodside Petroleum Ltd.	28,158	633,178

		79,406,062

Total Energy		90,619,412

Financials (9.0%)
Banks (4.7%)
ABN AMRO Group NV (CVA)§	10,473	232,064
Aozora Bank Ltd.	43,000	151,949
Australia & New Zealand Banking Group Ltd.	108,714	2,386,554
Banco Bilbao Vizcaya Argentaria SA	244,311	1,649,514
Banco de Sabadell SA	196,381	273,491
Banco Espirito Santo SA (Registered)*†	26,714	—
Banco Popular Espanol SA (x)	124,688	120,490
Banco Santander SA	542,223	2,830,454
Bank Hapoalim BM	39,565	235,312
Bank Leumi Le-Israel BM*	53,731	221,226
Bank of America Corp.	472,044	10,432,171
Bank of East Asia Ltd. (The)	44,800	171,586
Bank of Ireland*	1,021,609	252,395
Bank of Kyoto Ltd. (The)	10,415	77,349
Bank of Queensland Ltd.	14,149	121,200
Bankia SA	171,090	174,875
Bankinter SA	25,036	193,967
Barclays plc	628,186	1,729,897
BB&T Corp.	37,115	1,745,147
Bendigo & Adelaide Bank Ltd.	17,146	157,266
BNP Paribas SA	42,957	2,737,991
BOC Hong Kong Holdings Ltd.	137,000	490,264
CaixaBank SA	122,397	404,561
Chiba Bank Ltd. (The)	26,000	159,504
Chugoku Bank Ltd. (The)	6,475	92,963
Citigroup, Inc.	134,730	8,007,003
Citizens Financial Group, Inc.	24,108	858,968
Comerica, Inc.	7,970	542,837

Commerzbank AG	39,533	$301,538
Commonwealth Bank of Australia (x)	63,697	3,788,135
Concordia Financial Group Ltd.	43,471	209,256
Credit Agricole SA	60,500	750,213
Danske Bank A/S	25,573	775,609
DBS Group Holdings Ltd.	66,000	790,277
DNB ASA	36,294	539,660
Erste Group Bank AG*	11,173	327,257
Fifth Third Bancorp	35,775	964,852
Fukuoka Financial Group, Inc.	28,000	124,338
Hachijuni Bank Ltd. (The)	15,000	87,016
Hang Seng Bank Ltd.	28,400	528,483
Hiroshima Bank Ltd. (The)	18,000	84,090
HSBC Holdings plc	738,745	5,980,609
Huntington Bancshares, Inc.	36,305	479,952
ING Groep NV	144,018	2,026,899
Intesa Sanpaolo SpA	34,630	81,437
Intesa Sanpaolo SpA (RNC)	471,189	1,203,289
Japan Post Bank Co. Ltd.	15,041	180,556
JPMorgan Chase & Co.	167,780	14,477,735
KBC Group NV	9,316	576,916
KeyCorp	38,200	697,914
Kyushu Financial Group, Inc.	12,906	87,568
Lloyds Banking Group plc	2,385,582	1,837,789
M&T Bank Corp.	7,290	1,140,375
Mebuki Financial Group, Inc.	35,028	129,772
Mediobanca SpA	21,025	171,633
Mitsubishi UFJ Financial Group, Inc.	473,562	2,918,155
Mizrahi Tefahot Bank Ltd.	5,169	75,615
Mizuho Financial Group, Inc.	895,600	1,607,674
National Australia Bank Ltd.	98,670	2,183,864
Natixis SA	76,244	430,184
Nordea Bank AB	112,804	1,254,258
Oversea-Chinese Banking Corp. Ltd.	116,000	714,512
People’s United Financial, Inc.	14,160	274,138
PNC Financial Services Group, Inc. (The)	22,900	2,678,384
Raiffeisen Bank International AG*	4,352	79,620
Regions Financial Corp.	58,860	845,230
Resona Holdings, Inc.	81,900	420,099
Royal Bank of Scotland Group plc*	130,971	362,524
Seven Bank Ltd.	22,125	63,417
Shinsei Bank Ltd.	66,000	110,682
Shizuoka Bank Ltd. (The)	19,000	159,641
Skandinaviska Enskilda Banken AB, Class A	56,412	591,637
Societe Generale SA	33,419	1,644,419
Standard Chartered plc*	121,928	997,152
Sumitomo Mitsui Financial Group, Inc.	49,900	1,904,205
Sumitomo Mitsui Trust Holdings, Inc.	13,100	468,854
SunTrust Banks, Inc.	23,070	1,265,390
Suruga Bank Ltd.	7,000	156,261
Svenska Handelsbanken AB, Class A	56,533	785,577
Swedbank AB, Class A	33,632	813,243
U.S. Bancorp	74,645	3,834,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

UniCredit SpA	195,014	$561,240
United Overseas Bank Ltd.	48,000	676,173
Wells Fargo & Co.	211,180	11,638,129
Westpac Banking Corp.	124,269	2,923,526
Yamaguchi Financial Group, Inc.	7,092	77,246
Zions Bancorp	9,320	401,133

		117,710,862

Capital Markets (1.4%)
3i Group plc	36,125	313,424
Aberdeen Asset Management plc	34,260	108,637
Affiliated Managers Group, Inc.*	2,476	359,763
Ameriprise Financial, Inc.	7,730	857,566
ASX Ltd.	7,190	258,084
Bank of New York Mellon Corp. (The)	49,160	2,329,200
BlackRock, Inc.	5,775	2,197,618
Charles Schwab Corp. (The)	54,910	2,167,298
CME Group, Inc.	15,480	1,785,618
Credit Suisse Group AG (Registered)*	73,733	1,057,880
Daiwa Securities Group, Inc.	61,000	375,943
Deutsche Bank AG (Registered)*	51,223	930,118
Deutsche Boerse AG (x)	7,061	568,012
E*TRADE Financial Corp.*	12,875	446,119
Franklin Resources, Inc.	17,035	674,245
Goldman Sachs Group, Inc. (The)	17,970	4,302,916
Hargreaves Lansdown plc	9,688	144,826
Hong Kong Exchanges & Clearing Ltd.	43,000	1,015,875
Intercontinental Exchange, Inc.	27,300	1,540,266
Invesco Ltd.	18,990	576,157
Investec plc	24,378	161,033
Japan Exchange Group, Inc.	19,371	276,788
Julius Baer Group Ltd.*	8,312	369,195
London Stock Exchange Group plc	11,709	420,495
Macquarie Group Ltd.	11,376	715,211
Moody’s Corp.	7,765	732,007
Morgan Stanley	69,840	2,950,739
Nasdaq, Inc.	5,245	352,044
Nomura Holdings, Inc.	134,800	794,787
Northern Trust Corp.	9,850	877,143
Partners Group Holding AG	645	302,294
S&P Global, Inc.	12,110	1,302,309
SBI Holdings, Inc.	7,923	100,804
Schroders plc	5,037	186,104
Singapore Exchange Ltd.	29,076	143,759
State Street Corp.	18,275	1,420,333
T. Rowe Price Group, Inc.	11,345	853,825
UBS Group AG (Registered)	135,841	2,127,727

		36,096,162

Consumer Finance (0.3%)
Acom Co. Ltd.*	14,820	64,796
AEON Financial Service Co. Ltd. (x)	4,200	74,639
American Express Co.	37,435	2,773,185

Capital One Financial Corp.	24,122	$2,104,403
Credit Saison Co. Ltd.	5,500	97,741
Discover Financial Services	18,890	1,361,780
Navient Corp.	15,660	257,294
Provident Financial plc	5,483	192,514
Synchrony Financial	38,118	1,382,540

		8,308,892

Diversified Financial Services (0.7%)
AMP Ltd.	109,843	399,512
Berkshire Hathaway, Inc., Class B*	85,682	13,964,453
Challenger Ltd.	21,213	172,066
Eurazeo SA	5,416	316,870
EXOR NV	4,028	173,758
First Pacific Co. Ltd.	79,458	55,537
Groupe Bruxelles Lambert SA	2,997	251,500
Industrivarden AB, Class C	6,096	113,615
Investor AB, Class B	16,916	632,219
Kinnevik AB, Class B*	8,702	208,509
L E Lundbergforetagen AB, Class B	1,412	86,559
Leucadia National Corp.	15,195	353,284
Mitsubishi UFJ Lease & Finance Co. Ltd.	16,630	85,942
ORIX Corp.	49,170	767,368
Pargesa Holding SA	1,291	84,055
Wendel SA	2,890	348,023

		18,013,270

Insurance (1.9%)
Admiral Group plc	7,854	176,840
Aegon NV	68,063	374,568
Aflac, Inc.	19,170	1,334,232
Ageas	7,239	286,593
AIA Group Ltd.	447,489	2,524,682
Allianz SE (Registered)	16,972	2,804,894
Allstate Corp. (The)	17,290	1,281,535
American International Group, Inc.	47,154	3,079,627
Aon plc	12,355	1,377,953
Arthur J. Gallagher & Co.	8,061	418,850
Assicurazioni Generali SpA	43,448	645,786
Assurant, Inc.	2,965	275,330
Aviva plc	150,711	903,421
Baloise Holding AG (Registered)	1,857	233,971
Chubb Ltd.	21,081	2,785,221
Cincinnati Financial Corp.	6,765	512,449
CNP Assurances	18,566	343,966
Dai-ichi Life Holdings, Inc.	40,043	666,727
Direct Line Insurance Group plc	51,064	232,468
Gjensidige Forsikring ASA	7,428	117,845
Hannover Rueck SE	2,240	242,396
Hartford Financial Services Group, Inc. (The)	18,115	863,180
Insurance Australia Group Ltd.	90,295	390,317
Japan Post Holdings Co. Ltd.	16,712	208,623
Legal & General Group plc	221,052	674,523
Lincoln National Corp.	10,975	727,313
Loews Corp.	12,225	572,497
Mapfre SA	40,028	122,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	23,790	$1,607,966
Medibank Pvt Ltd.	102,277	208,139
MetLife, Inc.	50,120	2,700,966
MS&AD Insurance Group Holdings, Inc.	18,800	582,941
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,982	1,131,247
NN Group NV	11,705	396,683
Old Mutual plc	183,074	467,711
Poste Italiane SpA§	19,402	128,770
Principal Financial Group, Inc.	12,375	716,018
Progressive Corp. (The)	26,700	947,850
Prudential Financial, Inc.	20,380	2,120,743
Prudential plc	95,780	1,921,089
QBE Insurance Group Ltd.	50,925	456,435
RSA Insurance Group plc	37,847	273,326
Sampo OYJ, Class A	16,602	744,307
SCOR SE	12,805	442,522
Sompo Holdings, Inc.	13,000	440,471
Sony Financial Holdings, Inc.	6,462	100,849
St. James’s Place plc	19,577	244,645
Standard Life plc	73,364	336,339
Suncorp Group Ltd.	47,781	466,185
Swiss Life Holding AG (Registered)*	1,192	337,361
Swiss Re AG	12,035	1,140,506
T&D Holdings, Inc.	21,500	284,306
Tokio Marine Holdings, Inc.	25,400	1,042,296
Torchmark Corp.	5,143	379,348
Travelers Cos., Inc. (The)	13,495	1,652,058
Tryg A/S	4,197	75,888
UnipolSai SpA	42,035	89,824
Unum Group	10,890	478,398
Willis Towers Watson plc	6,334	774,522
XL Group Ltd.	13,330	496,676
Zurich Insurance Group AG*	5,591	1,539,543

		48,903,928

Total Financials		229,033,114

Health Care (6.7%)
Biotechnology (1.1%)
AbbVie, Inc.	73,625	4,610,397
Actelion Ltd. (Registered)*	3,602	779,968
Alexion Pharmaceuticals, Inc.*	10,300	1,260,205
Amgen, Inc.	34,381	5,026,845
Biogen, Inc.*	10,010	2,838,636
Celgene Corp.*	35,760	4,139,220
CSL Ltd.	16,945	1,227,850
Genmab A/S*	2,124	352,772
Gilead Sciences, Inc.	62,498	4,475,481
Grifols SA	11,078	220,165
Regeneron Pharmaceuticals, Inc.*	3,600	1,321,524
Shire plc	33,432	1,929,883
Vertex Pharmaceuticals, Inc.*	11,273	830,482

		29,013,428

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	67,350	2,586,913
Baxter International, Inc.	25,030	1,109,830
Becton Dickinson and Co.	9,693	1,604,676

Boston Scientific Corp.*	61,615	$1,332,732
C.R. Bard, Inc.	3,395	762,721
Cochlear Ltd. (x)	2,129	188,285
Coloplast A/S, Class B	4,412	297,548
Cooper Cos., Inc. (The)	2,259	395,167
Cyberdyne, Inc. (x)*	4,080	57,670
Danaher Corp.	27,340	2,128,145
DENTSPLY SIRONA, Inc.	11,009	635,550
Edwards Lifesciences Corp.*	9,798	918,073
Essilor International SA	7,695	869,550
Getinge AB, Class B	7,433	119,198
Hologic, Inc.*	11,250	451,350
Hoya Corp.	14,800	621,885
Intuitive Surgical, Inc.*	1,727	1,095,212
Medtronic plc	64,283	4,578,877
Olympus Corp.	10,800	373,322
Smith & Nephew plc	33,127	498,482
Sonova Holding AG (Registered)	1,980	239,941
St. Jude Medical, Inc.	12,945	1,038,060
Stryker Corp.	14,335	1,717,476
Sysmex Corp.	5,800	335,966
Terumo Corp.	12,700	468,881
Varian Medical Systems, Inc.*	4,370	392,339
William Demant Holding A/S*	4,447	77,323
Zimmer Biomet Holdings, Inc.	8,170	843,144

		25,738,316

Health Care Providers & Services (1.1%)
Aetna, Inc.	15,967	1,980,068
Alfresa Holdings Corp.	7,000	115,833
AmerisourceBergen Corp.	8,735	682,990
Anthem, Inc.	11,935	1,715,895
Cardinal Health, Inc.	15,070	1,084,588
Centene Corp.*	7,770	439,083
Cigna Corp.	11,685	1,558,662
DaVita, Inc.*	7,560	485,352
Envision Healthcare Corp.*	5,462	345,690
Express Scripts Holding Co.*	28,939	1,990,714
Fresenius Medical Care AG & Co. KGaA	7,975	675,368
Fresenius SE & Co. KGaA	15,218	1,189,588
HCA Holdings, Inc.*	13,968	1,033,911
Healthscope Ltd.	64,437	106,487
Henry Schein, Inc.*	3,746	568,306
Humana, Inc.	6,770	1,381,283
Laboratory Corp. of America Holdings*	4,665	598,893
McKesson Corp.	10,445	1,467,000
Mediclinic International plc	13,689	130,070
Medipal Holdings Corp.	6,300	99,345
Miraca Holdings, Inc.	2,200	98,824
Patterson Cos., Inc. (x)	3,775	154,888
Quest Diagnostics, Inc.	6,535	600,567
Ramsay Health Care Ltd.	5,254	258,963
Ryman Healthcare Ltd.	13,926	78,459
Sonic Healthcare Ltd.	14,671	226,569
Suzuken Co. Ltd.	2,850	93,151
UnitedHealth Group, Inc.	43,485	6,959,338
Universal Health Services, Inc., Class B	4,150	441,477

		26,561,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care Technology (0.0%)
Cerner Corp.*	13,800	$653,706
M3, Inc. (x)	7,213	181,752

		835,458

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	14,980	682,489
Eurofins Scientific SE	408	173,940
Illumina, Inc.*	6,725	861,069
Lonza Group AG (Registered)*	1,966	340,377
Mettler-Toledo International, Inc.*	1,234	516,503
PerkinElmer, Inc.	5,020	261,793
QIAGEN NV*	8,256	231,867
Thermo Fisher Scientific, Inc.	18,115	2,556,026
Waters Corp.*	3,715	499,259

		6,123,323

Pharmaceuticals (3.3%)
Allergan plc*	18,061	3,792,991
Astellas Pharma, Inc.	80,000	1,111,273
AstraZeneca plc	46,965	2,568,410
Bayer AG (Registered)	30,711	3,204,668
Bristol-Myers Squibb Co.	76,305	4,459,264
Chugai Pharmaceutical Co. Ltd.	8,300	238,259
Daiichi Sankyo Co. Ltd.	22,400	458,350
Eisai Co. Ltd.	9,400	539,510
Eli Lilly & Co.	44,470	3,270,769
Endo International plc*	9,303	153,220
Galenica AG (Registered)	145	163,611
GlaxoSmithKline plc	181,038	3,484,997
Hikma Pharmaceuticals plc	5,346	124,719
Hisamitsu Pharmaceutical Co., Inc.	2,300	115,123
Johnson & Johnson	126,140	14,532,590
Kyowa Hakko Kirin Co. Ltd.	10,000	138,267
Mallinckrodt plc*	5,115	254,829
Merck & Co., Inc.	126,860	7,468,249
Merck KGaA	4,800	500,977
Mitsubishi Tanabe Pharma Corp.	8,000	156,954
Mylan NV*	18,815	717,792
Novartis AG (Registered)	82,930	6,034,678
Novo Nordisk A/S, Class B	71,005	2,560,704
Ono Pharmaceutical Co. Ltd.	15,300	334,538
Orion OYJ, Class B	3,813	169,742
Otsuka Holdings Co. Ltd.	14,502	631,946
Perrigo Co. plc	6,680	555,976
Pfizer, Inc.	276,474	8,979,877
Roche Holding AG	26,092	5,959,932
Sanofi	43,084	3,487,597
Santen Pharmaceutical Co. Ltd.	13,800	168,847
Shionogi & Co. Ltd.	11,100	531,755
Sumitomo Dainippon Pharma Co. Ltd.	5,900	101,467
Taisho Pharmaceutical Holdings Co. Ltd.	1,339	111,130
Takeda Pharmaceutical Co. Ltd.	26,400	1,092,141
Taro Pharmaceutical Industries Ltd. (x)*	556	58,530
Teva Pharmaceutical Industries Ltd. (ADR)	33,904	1,229,020

UCB SA	4,696	$301,093
Zoetis, Inc.	20,888	1,118,135

		80,881,930

Total Health Care		169,153,817

Industrials (6.2%)
Aerospace & Defense (1.0%)
Airbus Group SE	21,522	1,423,649
Arconic, Inc.	20,036	371,467
BAE Systems plc	117,878	859,289
Boeing Co. (The)	28,485	4,434,544
Cobham plc	63,425	127,956
Dassault Aviation SA	85	94,987
Elbit Systems Ltd.	874	88,488
General Dynamics Corp.	13,375	2,309,328
L-3 Communications Holdings, Inc.	3,580	544,554
Leonardo-Finmeccanica SpA*	15,030	211,057
Lockheed Martin Corp.	12,040	3,009,278
Meggitt plc	28,792	162,726
Northrop Grumman Corp.	8,260	1,921,111
Raytheon Co.	13,670	1,941,140
Rockwell Collins, Inc.	5,995	556,096
Rolls-Royce Holdings plc, Class C*†	3,094,236	3,813
Rolls-Royce Holdings plc*	68,287	562,168
Safran SA	11,616	836,611
Singapore Technologies Engineering Ltd.	57,000	127,135
Textron, Inc.	12,395	601,901
Thales SA	3,932	381,328
TransDigm Group, Inc.	2,464	613,437
United Technologies Corp.	35,575	3,899,732
Zodiac Aerospace (x)	7,539	173,122

		25,254,917

Air Freight & Logistics (0.3%)
Bollore SA	32,380	114,184
C.H. Robinson Worldwide, Inc.	6,560	480,586
Deutsche Post AG (Registered)	36,031	1,184,682
Expeditors International of Washington, Inc.	8,295	439,303
FedEx Corp.	11,745	2,186,919
Royal Mail plc	33,424	190,347
United Parcel Service, Inc., Class B	31,555	3,617,465
Yamato Holdings Co. Ltd.	13,000	264,338

		8,477,824

Airlines (0.3%)
Alaska Air Group, Inc.	5,672	503,277
American Airlines Group, Inc.	27,545	1,286,076
ANA Holdings, Inc.	43,000	115,819
Cathay Pacific Airways Ltd.	43,060	56,640
Delta Air Lines, Inc.	35,588	1,750,573
Deutsche Lufthansa AG (Registered)	8,656	111,801
easyJet plc	5,901	73,088
International Consolidated Airlines Group SA	31,499	170,064
Japan Airlines Co. Ltd.	4,445	129,880
Qantas Airways Ltd.	17,814	42,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ryanair Holdings plc (ADR)*	204	$16,985
Singapore Airlines Ltd. (x)	20,000	133,550
Southwest Airlines Co.	29,125	1,451,590
United Continental Holdings, Inc.*	15,373	1,120,384

		6,962,536

Building Products (0.3%)
Allegion plc	4,388	280,832
Asahi Glass Co. Ltd. (x)	37,000	251,996
Assa Abloy AB, Class B	37,223	690,889
Cie de Saint-Gobain	18,547	864,012
Daikin Industries Ltd.	8,800	808,282
Fortune Brands Home & Security, Inc.	7,054	377,107
Geberit AG (Registered)	1,376	551,589
Johnson Controls International plc	43,230	1,780,645
LIXIL Group Corp.	9,900	224,809
Masco Corp.	15,220	481,256
TOTO Ltd. (x)	5,500	217,647

		6,529,064

Commercial Services & Supplies (0.2%)
Babcock International Group plc	9,388	110,260
Brambles Ltd.	58,903	527,091
Cintas Corp.	4,020	464,551
Dai Nippon Printing Co. Ltd.	20,000	197,647
Edenred	7,813	154,906
G4S plc	57,622	166,881
ISS A/S	6,206	209,488
Park24 Co. Ltd.	3,800	103,067
Pitney Bowes, Inc.	8,725	132,533
Republic Services, Inc.	10,860	619,563
Secom Co. Ltd.	7,800	570,476
Securitas AB, Class B	11,629	183,039
Societe BIC SA	1,069	145,330
Sohgo Security Services Co. Ltd.	2,700	103,842
Stericycle, Inc.*	3,865	297,760
Toppan Printing Co. Ltd.	19,000	181,425
Waste Management, Inc.	18,910	1,340,909

		5,508,768

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	7,012	221,583
Boskalis Westminster	3,382	117,446
Bouygues SA	7,698	275,877
CIMIC Group Ltd.	3,613	91,100
Eiffage SA	2,186	152,447
Ferrovial SA	18,252	326,524
Fluor Corp.	6,350	333,502
HOCHTIEF AG	773	108,263
Jacobs Engineering Group, Inc.*	5,590	318,630
JGC Corp.	7,471	135,772
Kajima Corp.	33,000	228,424
Obayashi Corp.	24,000	229,373
Quanta Services, Inc.*	6,885	239,942
Shimizu Corp.	20,000	182,930
Skanska AB, Class B	12,629	298,169
Taisei Corp.	38,595	270,124

Vinci SA	18,802	$1,280,539

		4,810,645

Electrical Equipment (0.4%)
ABB Ltd. (Registered)*	69,913	1,474,742
Acuity Brands, Inc.	2,025	467,492
AMETEK, Inc.	10,737	521,818
Eaton Corp. plc	20,955	1,405,871
Emerson Electric Co.	29,385	1,638,213
Fuji Electric Co. Ltd.	20,000	103,701
Legrand SA	9,919	563,305
Mabuchi Motor Co. Ltd.	1,900	99,166
Mitsubishi Electric Corp.	72,000	1,003,842
Nidec Corp.	8,900	767,970
OSRAM Licht AG	3,305	173,342
Prysmian SpA	7,244	186,060
Rockwell Automation, Inc.	6,035	811,104
Schneider Electric SE	20,877	1,452,845
Vestas Wind Systems A/S	8,228	534,747

		11,204,218

Industrial Conglomerates (1.3%)
3M Co.	27,660	4,939,245
CK Hutchison Holdings Ltd.	100,460	1,138,750
DCC plc	3,297	245,419
General Electric Co.	415,439	13,127,871
Honeywell International, Inc.	35,150	4,072,128
Jardine Matheson Holdings Ltd.	9,500	513,855
Keihan Holdings Co. Ltd.	19,000	124,851
Keppel Corp. Ltd.	54,000	215,903
Koninklijke Philips NV	35,224	1,075,278
NWS Holdings Ltd.	56,000	91,281
Roper Technologies, Inc.	4,615	844,914
Seibu Holdings, Inc.	6,353	113,933
Sembcorp Industries Ltd.	36,000	70,849
Siemens AG (Registered)	28,411	3,493,119
Smiths Group plc	14,675	256,090
Toshiba Corp.*	149,000	360,915

		30,684,401

Machinery (1.0%)
Alfa Laval AB	10,905	180,501
Alstom SA*	5,697	156,970
Amada Holdings Co. Ltd.	13,000	145,155
ANDRITZ AG	2,704	135,757
Atlas Copco AB, Class A	24,939	759,617
Atlas Copco AB, Class B	14,492	395,442
Caterpillar, Inc.	26,620	2,468,740
CNH Industrial NV	37,921	329,918
Cummins, Inc.	7,435	1,016,141
Deere & Co.	13,680	1,409,587
Dover Corp.	7,070	529,755
FANUC Corp.	7,236	1,226,792
Flowserve Corp. (x)	5,910	283,976
Fortive Corp.	13,670	733,122
GEA Group AG	6,792	273,329
Hino Motors Ltd.	9,816	99,945
Hitachi Construction Machinery Co. Ltd. (x)	4,000	86,622
Hoshizaki Corp.	1,900	150,374
IHI Corp.*	54,000	140,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Illinois Tool Works, Inc.	14,945	$1,830,165
IMI plc	10,100	129,451
Ingersoll-Rand plc	11,715	879,094
JTEKT Corp.	8,300	132,800
Kawasaki Heavy Industries Ltd.	52,000	163,286
Komatsu Ltd.	34,300	776,978
Kone OYJ, Class B	12,525	561,262
Kubota Corp.	39,000	556,762
Kurita Water Industries Ltd.	3,800	83,689
Makita Corp.	4,200	281,378
MAN SE	1,309	129,979
Metso OYJ	4,188	119,470
Minebea Co. Ltd.	13,000	121,908
Mitsubishi Heavy Industries Ltd.	119,000	542,284
Nabtesco Corp.	4,523	105,224
NGK Insulators Ltd.	10,000	193,968
NSK Ltd.	16,000	185,360
PACCAR, Inc.	16,040	1,024,956
Parker-Hannifin Corp.	6,155	861,700
Pentair plc	8,323	466,671
Sandvik AB	39,597	489,823
Schindler Holding AG	1,513	266,851
Schindler Holding AG (Registered)	748	130,678
SKF AB, Class B	14,785	271,987
SMC Corp.	2,200	525,271
Snap-on, Inc.	2,670	457,291
Stanley Black & Decker, Inc.	6,970	799,389
Sumitomo Heavy Industries Ltd.	20,000	128,856
THK Co. Ltd.	4,500	99,568
Volvo AB, Class B	57,258	668,699
Wartsila OYJ Abp	5,494	246,829
Weir Group plc (The)	8,042	187,317
Xylem, Inc.	8,150	403,588
Yangzijiang Shipbuilding Holdings Ltd.	71,249	40,098
Zardoya Otis SA	6,989	59,076

		24,443,907

Marine (0.0%)
AP Moller – Maersk A/S, Class A	140	211,512
AP Moller – Maersk A/S, Class B	243	387,768
Kuehne + Nagel International AG (Registered)	2,006	265,155
Mitsui OSK Lines Ltd.	42,000	116,432
Nippon Yusen KK	59,000	109,544

		1,090,411

Professional Services (0.3%)
Adecco Group AG (Registered)	6,039	395,266
Bureau Veritas SA	9,849	190,867
Capita plc	24,772	162,109
Dun & Bradstreet Corp. (The)	1,660	201,391
Equifax, Inc.	5,410	639,624
Experian plc	35,580	690,180
Intertek Group plc	5,994	257,142
Nielsen Holdings plc	16,501	692,217
Randstad Holding NV	4,418	239,646
Recruit Holdings Co. Ltd.	13,647	547,631

RELX NV	36,946	$621,870
RELX plc	40,473	722,745
Robert Half International, Inc.	5,965	290,973
SEEK Ltd.	12,271	131,768
SGS SA (Registered)	204	415,092
Verisk Analytics, Inc.*	7,054	572,573
Wolters Kluwer NV	11,212	406,236

		7,177,330

Road & Rail (0.5%)
Aurizon Holdings Ltd.	76,196	277,684
Central Japan Railway Co.	5,356	881,248
ComfortDelGro Corp. Ltd.	80,000	136,450
CSX Corp.	43,990	1,580,560
DSV A/S	7,057	313,955
East Japan Railway Co.	12,300	1,062,930
Hankyu Hanshin Holdings, Inc.	9,800	314,439
JB Hunt Transport Services, Inc.	4,041	392,260
Kansas City Southern	4,950	420,008
Keikyu Corp.	17,000	197,091
Keio Corp.	21,000	172,672
Keisei Electric Railway Co. Ltd.	5,233	127,025
Kintetsu Group Holdings Co. Ltd.	67,000	255,675
MTR Corp. Ltd. (x)	54,500	264,962
Nagoya Railroad Co. Ltd.	34,000	164,364
Nippon Express Co. Ltd.	30,000	161,455
Norfolk Southern Corp.	13,650	1,475,155
Odakyu Electric Railway Co. Ltd.	11,000	217,694
Ryder System, Inc.	2,430	180,889
Tobu Railway Co. Ltd.	35,000	173,690
Tokyu Corp.	39,000	286,640
Union Pacific Corp.	38,690	4,011,378
West Japan Railway Co.	6,116	375,359

		13,443,583

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	5,931	246,789
Ashtead Group plc	18,618	362,528
Brenntag AG	5,738	318,918
Bunzl plc	12,461	323,878
Fastenal Co.	13,150	617,787
ITOCHU Corp.	56,000	743,632
Marubeni Corp.	61,000	345,932
MISUMI Group, Inc.	10,200	167,913
Mitsubishi Corp.	56,100	1,195,199
Mitsui & Co. Ltd.	63,400	871,733
Rexel SA	11,226	184,760
Sumitomo Corp. (x)	44,100	519,012
Toyota Tsusho Corp.	7,900	205,822
Travis Perkins plc	9,285	166,150
United Rentals, Inc.*	4,150	438,157
Wolseley plc	9,373	573,175
WW Grainger, Inc.	2,616	607,566

		7,888,951

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	23,907	334,578
Aena SA§	2,507	342,146
Aeroports de Paris (x)	1,103	118,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Atlantia SpA	15,334	$359,306
Auckland International Airport Ltd.	35,377	153,603
Fraport AG Frankfurt Airport Services Worldwide	1,545	91,352
Groupe Eurotunnel SE (Registered)	17,362	165,106
Hutchison Port Holdings Trust	194,105	84,768
Japan Airport Terminal Co. Ltd.	1,800	65,070
Kamigumi Co. Ltd.	9,000	85,784
Mitsubishi Logistics Corp.	4,000	56,573
SATS Ltd.	25,046	83,882
Sydney Airport	40,941	176,975
Transurban Group	75,862	564,976

		2,682,316

Total Industrials		156,158,871

Information Technology (8.3%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	230,020	6,951,205
F5 Networks, Inc.*	3,135	453,697
Harris Corp.	5,690	583,054
Juniper Networks, Inc.	16,050	453,573
Motorola Solutions, Inc.	7,255	601,367
Nokia OYJ	216,718	1,046,652
Telefonaktiebolaget LM Ericsson, Class B	113,989	669,375

		10,758,923

Electronic Equipment, Instruments & Components (0.4%)
Alps Electric Co. Ltd.	7,015	169,620
Amphenol Corp., Class A	14,040	943,488
Corning, Inc.	50,845	1,234,007
FLIR Systems, Inc.	6,245	226,007
Hamamatsu Photonics KK	5,300	139,444
Hexagon AB, Class B	9,601	343,021
Hirose Electric Co. Ltd.	1,235	153,114
Hitachi High-Technologies Corp.	2,541	102,510
Hitachi Ltd.	179,000	967,940
Ingenico Group SA	2,056	164,202
Keyence Corp.	1,700	1,166,545
Kyocera Corp.	11,900	591,767
Murata Manufacturing Co. Ltd.	7,100	950,717
Nippon Electric Glass Co. Ltd.	15,000	81,112
Omron Corp.	7,200	276,295
Shimadzu Corp.	8,000	127,452
TDK Corp.	4,600	316,441
TE Connectivity Ltd.	16,890	1,170,139
Yaskawa Electric Corp.	9,000	139,996
Yokogawa Electric Corp.	8,400	121,679

		9,385,496

Internet Software & Services (1.5%)
Akamai Technologies, Inc.*	8,080	538,774
Alphabet, Inc., Class A*	13,404	10,622,001
Alphabet, Inc., Class C*	13,628	10,518,363
Auto Trader Group plc§	36,835	185,667
DeNA Co. Ltd.	3,920	85,661
eBay, Inc.*	49,535	1,470,694
Facebook, Inc., Class A*	104,936	12,072,887

Kakaku.com, Inc. (x)	5,266	$87,140
Mixi, Inc. (x)	1,672	61,086
United Internet AG (Registered)	4,568	178,372
VeriSign, Inc. (x)*	4,390	333,947
Yahoo Japan Corp. (x)	52,878	203,142
Yahoo!, Inc.*	39,800	1,539,066

		37,896,800

IT Services (1.4%)
Accenture plc, Class A	28,710	3,362,802
Alliance Data Systems Corp.	2,730	623,805
Amadeus IT Group SA	16,297	740,583
Atos SE	3,307	348,982
Automatic Data Processing, Inc.	20,925	2,150,672
Capgemini SA	6,075	512,547
Cognizant Technology Solutions Corp., Class A*	27,850	1,560,436
Computershare Ltd.	17,245	155,063
CSRA, Inc.	6,185	196,930
Fidelity National Information Services, Inc.	12,625	954,955
Fiserv, Inc.*	10,170	1,080,868
Fujitsu Ltd.	69,000	383,448
Global Payments, Inc.	7,057	489,826
International Business Machines Corp.	40,445	6,713,466
Mastercard, Inc., Class A	44,810	4,626,633
Nomura Research Institute Ltd.	4,895	149,101
NTT Data Corp.	4,688	226,628
Obic Co. Ltd.	2,410	105,370
Otsuka Corp.	2,000	93,433
Paychex, Inc.	14,655	892,196
PayPal Holdings, Inc.*	50,835	2,006,457
Teradata Corp.*	6,080	165,194
Total System Services, Inc.	7,665	375,815
Visa, Inc., Class A	87,740	6,845,474
Western Union Co. (The)	22,900	497,388
Worldpay Group plc§	66,847	222,350
Xerox Corp.	43,505	379,799

		35,860,221

Semiconductors & Semiconductor Equipment (1.3%)
Analog Devices, Inc.	14,140	1,026,847
Applied Materials, Inc.	51,665	1,667,230
ASM Pacific Technology Ltd.	9,000	95,345
ASML Holding NV	13,679	1,535,675
Broadcom Ltd.	16,938	2,994,130
First Solar, Inc. (x)*	3,440	110,390
Infineon Technologies AG	42,056	730,902
Intel Corp.	215,955	7,832,687
KLA-Tencor Corp.	7,130	560,988
Lam Research Corp.	7,279	769,609
Linear Technology Corp.	10,930	681,486
Microchip Technology, Inc.	9,760	626,104
Micron Technology, Inc.*	47,395	1,038,898
NVIDIA Corp.	23,340	2,491,312
NXP Semiconductors NV*	10,923	1,070,563
Qorvo, Inc.*	5,865	309,261
QUALCOMM, Inc.	68,305	4,453,485
Rohm Co. Ltd.	3,300	190,024
Skyworks Solutions, Inc.	8,742	652,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

STMicroelectronics NV	23,671	$268,484
Texas Instruments, Inc.	45,960	3,353,700
Tokyo Electron Ltd.	5,900	557,566
Xilinx, Inc.	11,645	703,009

		33,720,373

Software (1.9%)
Activision Blizzard, Inc.	31,624	1,141,943
Adobe Systems, Inc.*	22,785	2,345,716
Autodesk, Inc.*	10,260	759,343
CA, Inc.	13,505	429,054
Check Point Software Technologies Ltd.*	4,776	403,381
Citrix Systems, Inc.*	7,030	627,849
Dassault Systemes SE	4,777	364,014
Electronic Arts, Inc.*	14,115	1,111,697
Gemalto NV	3,005	173,724
Intuit, Inc.	11,765	1,348,387
Konami Holdings Corp. (x)	3,500	141,348
LINE Corp.*	1,612	55,308
Microsoft Corp.	361,585	22,468,891
Mobileye NV*	6,513	248,276
Nexon Co. Ltd.	6,483	93,965
Nice Ltd.	2,236	152,431
Nintendo Co. Ltd.	4,300	902,862
Oracle Corp.	144,015	5,537,376
Oracle Corp. Japan	1,400	70,554
Red Hat, Inc.*	8,325	580,253
Sage Group plc (The)	40,090	323,615
salesforce.com, Inc.*	28,806	1,972,059
SAP SE	36,499	3,181,616
Symantec Corp.	27,840	665,098
Trend Micro, Inc.	4,200	149,313

		45,248,073

Technology Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	249,806	28,932,530
Brother Industries Ltd.	8,700	156,991
Canon, Inc.	39,577	1,115,775
FUJIFILM Holdings Corp.	16,200	614,734
Hewlett Packard Enterprise Co.	78,475	1,815,912
HP, Inc.	78,925	1,171,247
Konica Minolta, Inc.	16,500	163,906
NEC Corp.	96,000	254,631
NetApp, Inc.	13,190	465,211
Ricoh Co. Ltd.	24,000	202,883
Seagate Technology plc	13,540	516,822
Seiko Epson Corp.	10,400	220,235
Western Digital Corp.	12,825	871,459

		36,502,336

Total Information Technology		209,372,222

Materials (2.4%)
Chemicals (1.5%)
Air Liquide SA	14,439	1,605,797
Air Products & Chemicals, Inc.	8,895	1,279,279
Air Water, Inc.	6,000	108,321
Akzo Nobel NV	9,196	574,905
Albemarle Corp.	5,164	444,517
Arkema SA	2,523	246,833

Asahi Kasei Corp.	47,000	$409,981
BASF SE	34,110	3,170,848
CF Industries Holdings, Inc.	10,630	334,632
Chr Hansen Holding A/S	3,673	203,400
Covestro AG§	2,633	180,655
Croda International plc	4,875	192,014
Daicel Corp.	10,000	110,374
Dow Chemical Co. (The)	51,035	2,920,223
Eastman Chemical Co.	6,770	509,172
Ecolab, Inc.	12,170	1,426,567
EI du Pont de Nemours & Co.	39,815	2,922,421
EMS-Chemie Holding AG (Registered)	304	154,493
Evonik Industries AG	6,057	180,948
FMC Corp.	6,100	345,016
Frutarom Industries Ltd.	1,423	72,811
Fuchs Petrolub SE (Preference) (q)	2,581	108,350
Givaudan SA (Registered)	343	628,536
Hitachi Chemical Co. Ltd.	3,900	97,538
Incitec Pivot Ltd.	62,657	162,779
International Flavors & Fragrances, Inc.	3,645	429,490
Israel Chemicals Ltd.	18,957	77,756
Johnson Matthey plc	7,188	281,877
JSR Corp.	7,100	111,960
K+S AG (Registered) (x)	7,108	169,772
Kaneka Corp.	10,000	81,455
Kansai Paint Co. Ltd. (x)	8,148	150,097
Koninklijke DSM NV	6,738	404,003
Kuraray Co. Ltd. (x)	13,000	195,320
LANXESS AG	3,399	223,086
Linde AG	6,898	1,133,470
LyondellBasell Industries NV, Class A	15,816	1,356,696
Mitsubishi Chemical Holdings Corp.	50,000	324,278
Mitsubishi Gas Chemical Co., Inc.	6,500	110,952
Mitsui Chemicals, Inc.	34,000	152,727
Monsanto Co.	20,120	2,116,825
Mosaic Co. (The)	16,075	471,480
Nippon Paint Holdings Co. Ltd.	6,000	163,508
Nissan Chemical Industries Ltd.	5,000	167,059
Nitto Denko Corp.	6,200	475,789
Novozymes A/S, Class B	8,565	295,303
Orica Ltd.	13,924	177,653
PPG Industries, Inc.	12,210	1,157,020
Praxair, Inc.	13,030	1,526,986
Sherwin-Williams Co. (The)	3,615	971,495
Shin-Etsu Chemical Co. Ltd.	14,500	1,124,890
Sika AG	80	384,327
Solvay SA	2,753	322,686
Sumitomo Chemical Co. Ltd.	58,000	275,919
Symrise AG	4,580	278,806
Syngenta AG (Registered)	3,439	1,359,322
Taiyo Nippon Sanso Corp. (x)	5,000	57,925
Teijin Ltd.	6,800	137,833
Toray Industries, Inc.	54,000	437,175
Umicore SA	3,536	201,556
Yara International ASA	6,596	259,705

		35,956,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Construction Materials (0.2%)
Boral Ltd.	39,457	$154,045
CRH plc	30,815	1,068,974
Fletcher Building Ltd.	25,717	189,375
HeidelbergCement AG	5,527	515,649
Imerys SA	1,330	100,900
James Hardie Industries plc (CDI)	16,549	262,379
LafargeHolcim Ltd. (Registered)*	16,905	890,654
Martin Marietta Materials, Inc.	2,947	652,849
Taiheiyo Cement Corp.	44,000	139,294
Vulcan Materials Co.	6,110	764,667

		4,738,786

Containers & Packaging (0.1%)
Amcor Ltd.	43,010	464,021
Avery Dennison Corp.	4,080	286,498
Ball Corp.	6,490	487,204
International Paper Co.	18,795	997,262
Sealed Air Corp.	8,935	405,113
Toyo Seikan Group Holdings Ltd.	6,065	113,231
WestRock Co.	11,570	587,409

		3,340,738

Metals & Mining (0.6%)
Alumina Ltd. (x)	90,907	120,054
Anglo American plc*	52,076	744,470
Antofagasta plc	14,645	121,827
ArcelorMittal*	68,311	504,504
BHP Billiton Ltd.	119,275	2,157,034
BHP Billiton plc	78,437	1,262,938
Boliden AB	10,158	265,250
Fortescue Metals Group Ltd.	57,819	245,761
Freeport-McMoRan, Inc.*	57,220	754,732
Fresnillo plc	8,210	123,541
Glencore plc*	454,397	1,553,156
Hitachi Metals Ltd.	8,000	108,424
JFE Holdings, Inc.	19,400	295,461
Kobe Steel Ltd. (x)*	11,299	107,987
Maruichi Steel Tube Ltd.	2,100	68,368
Mitsubishi Materials Corp.	4,000	122,866
Newcrest Mining Ltd.	28,466	415,985
Newmont Mining Corp.	24,145	822,620
Nippon Steel & Sumitomo Metal Corp.	30,314	676,181
Norsk Hydro ASA	49,944	238,866
Nucor Corp.	14,515	863,933
Randgold Resources Ltd.	3,480	275,123
Rio Tinto Ltd.	15,754	680,996
Rio Tinto plc	45,944	1,788,385
South32 Ltd.	197,711	392,365
Sumitomo Metal Mining Co. Ltd.	18,000	232,094
thyssenkrupp AG	13,662	325,593
voestalpine AG	4,223	165,767

		15,434,281

Paper & Forest Products (0.0%)
Mondi plc	13,639	280,033
Oji Holdings Corp.	30,000	122,182

Stora Enso OYJ, Class R	20,459	$219,884
UPM-Kymmene OYJ	19,822	487,004

		1,109,103

Total Materials		60,579,519

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
American Tower Corp. (REIT)	19,355	2,045,435
Apartment Investment & Management Co. (REIT), Class A	7,150	324,968
Ascendas REIT (REIT)	88,000	137,942
AvalonBay Communities, Inc. (REIT)	6,265	1,109,845
Boston Properties, Inc. (REIT)	7,045	886,120
British Land Co. plc (The) (REIT)	36,325	281,808
CapitaLand Commercial Trust (REIT)	76,000	77,672
CapitaLand Mall Trust (REIT)	92,000	119,753
Crown Castle International Corp. (REIT)	15,250	1,323,242
Daiwa House REIT Investment Corp. (REIT)	51	128,989
Dexus Property Group (REIT)	35,947	249,554
Digital Realty Trust, Inc. (REIT)	6,688	657,163
Equinix, Inc. (REIT)	3,159	1,129,058
Equity Residential (REIT)	16,660	1,072,238
Essex Property Trust, Inc. (REIT)	3,003	698,198
Extra Space Storage, Inc. (REIT)	5,713	441,272
Federal Realty Investment Trust (REIT)	3,213	456,599
Fonciere Des Regions (REIT)	1,270	110,880
Gecina SA (REIT)	1,528	211,431
General Growth Properties, Inc. (REIT)	26,610	664,718
Goodman Group (REIT) (x)	66,443	341,873
GPT Group (The) (REIT)	66,771	242,372
Hammerson plc (REIT)	29,408	207,669
HCP, Inc. (REIT)	21,250	631,550
Host Hotels & Resorts, Inc. (REIT)	34,345	647,060
ICADE (REIT)	1,377	98,262
Intu Properties plc (REIT)	34,957	121,187
Iron Mountain, Inc. (REIT)	10,988	356,890
Japan Prime Realty Investment Corp. (REIT)	31	122,143
Japan Real Estate Investment Corp. (REIT)	49	267,063
Japan Retail Fund Investment Corp. (REIT)	95	192,317
Kimco Realty Corp. (REIT)	18,900	475,524
Klepierre (REIT)	8,172	321,251
Land Securities Group plc (REIT)	29,364	385,766
Link REIT (REIT)	83,000	539,455
Macerich Co. (The) (REIT)	5,780	409,455

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Mid-America Apartment Communities, Inc. (REIT)	5,285	$517,507
Mirvac Group (REIT)	137,598	211,504
Nippon Building Fund, Inc. (REIT)	53	293,399
Nippon Prologis REIT, Inc. (REIT)	59	120,600
Nomura Real Estate Master Fund, Inc. (REIT)	148	223,884
Prologis, Inc. (REIT)	23,962	1,264,953
Public Storage (REIT)	6,755	1,509,742
Realty Income Corp. (REIT)	11,434	657,226
Scentre Group (REIT)	197,731	662,094
Segro plc (REIT)	30,769	173,710
Simon Property Group, Inc. (REIT)	14,140	2,512,253
SL Green Realty Corp. (REIT)	4,577	492,256
Stockland (REIT)	89,317	295,207
Suntec REIT (REIT) (x)	89,000	101,405
UDR, Inc. (REIT)	12,195	444,874
Unibail-Rodamco SE (REIT)	3,689	880,521
United Urban Investment Corp. (REIT)	110	167,435
Ventas, Inc. (REIT)	15,339	958,994
Vicinity Centres (REIT)	124,962	269,635
Vornado Realty Trust (REIT)	8,110	846,441
Welltower, Inc. (REIT)	16,240	1,086,943
Westfield Corp. (REIT)	73,316	496,282
Weyerhaeuser Co. (REIT)	34,106	1,026,250

		32,699,837

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	4,270	60,063
Azrieli Group Ltd.	1,577	68,409
CapitaLand Ltd.	95,000	198,115
CBRE Group, Inc., Class A*	13,290	418,502
Cheung Kong Property Holdings Ltd.	99,968	612,996
City Developments Ltd.	15,000	85,765
Daito Trust Construction Co. Ltd.	2,700	406,126
Daiwa House Industry Co. Ltd.	21,000	574,255
Deutsche Wohnen AG	12,533	393,675
Global Logistic Properties Ltd.	98,949	150,321
Hang Lung Group Ltd.	32,000	111,419
Hang Lung Properties Ltd.	83,000	175,965
Henderson Land Development Co. Ltd.	39,937	212,445
Hongkong Land Holdings Ltd. (x)	43,000	265,740
Hulic Co. Ltd. (x)	11,074	98,446
Hysan Development Co. Ltd.	23,000	95,061
Kerry Properties Ltd. (x)	24,000	65,149
LendLease Group (x)	20,544	216,750
Mitsubishi Estate Co. Ltd.	47,000	935,980
Mitsui Fudosan Co. Ltd.	33,000	763,765
New World Development Co. Ltd.	208,854	220,853
Nomura Real Estate Holdings, Inc.	4,636	78,857
Sino Land Co. Ltd.	114,000	170,827

Sumitomo Realty & Development Co. Ltd.	13,000	$345,480
Sun Hung Kai Properties Ltd.	54,000	682,442
Swire Pacific Ltd., Class A	20,000	190,986
Swire Properties Ltd.	43,450	119,908
Swiss Prime Site AG (Registered)*	2,655	217,317
Tokyo Tatemono Co. Ltd.	8,000	106,986
Tokyu Fudosan Holdings Corp.	19,039	112,401
UOL Group Ltd.	17,000	70,317
Vonovia SE	17,048	554,608
Wharf Holdings Ltd. (The)	50,000	332,388
Wheelock & Co. Ltd.	30,000	168,870

		9,281,187

Total Real Estate		41,981,024

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	281,196	11,959,265
Bezeq The Israeli Telecommunication Corp. Ltd.	77,026	146,372
BT Group plc	313,384	1,417,021
CenturyLink, Inc.	24,829	590,434
Deutsche Telekom AG (Registered)	121,582	2,093,166
Elisa OYJ	5,282	171,974
Frontier Communications Corp. (x)	53,390	180,458
HKT Trust & HKT Ltd. (x)	98,418	120,698
Iliad SA	982	188,806
Inmarsat plc	16,753	155,158
Koninklijke KPN NV	126,869	375,806
Level 3 Communications, Inc.*	13,204	744,177
Nippon Telegraph & Telephone Corp.	25,718	1,080,871
Orange SA	74,091	1,125,813
PCCW Ltd. (x)	157,000	85,035
Proximus SADP	5,649	162,694
SFR Group SA*	3,273	92,438
Singapore Telecommunications Ltd.	296,000	745,337
Spark New Zealand Ltd.	67,954	160,978
Swisscom AG (Registered)	962	430,883
TDC A/S*	30,155	154,821
Telecom Italia SpA*	223,857	161,887
Telecom Italia SpA (RNC)*	376,015	331,295
Telefonica Deutschland Holding AG	27,616	118,315
Telefonica SA	172,941	1,605,648
Telenor ASA	27,880	416,488
Telia Co. AB	96,485	388,774
Telstra Corp. Ltd.	158,910	584,855
TPG Telecom Ltd. (x)	12,604	62,033
Verizon Communications, Inc.	186,225	9,940,690
Vivendi SA	38,225	726,489
Vocus Communications Ltd.	19,493	54,440

		36,573,119

Wireless Telecommunication Services (0.3%)
KDDI Corp.	68,123	1,725,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Millicom International Cellular SA (SDR)	2,455	$104,903
NTT DOCOMO, Inc.	51,453	1,172,358
SoftBank Group Corp.	35,700	2,371,855
StarHub Ltd.	21,924	42,541
Tele2 AB, Class B	13,440	107,764
Vodafone Group plc	988,160	2,433,789

		7,958,216

Total Telecommunication Services		44,531,335

Utilities (1.7%)
Electric Utilities (1.0%)
Alliant Energy Corp.	10,444	395,723
American Electric Power Co., Inc.	22,450	1,413,452
AusNet Services	66,206	75,489
Cheung Kong Infrastructure Holdings Ltd.	25,000	198,917
Chubu Electric Power Co., Inc.	24,000	335,333
Chugoku Electric Power Co., Inc. (The) (x)	10,400	121,997
CLP Holdings Ltd.	61,000	560,481
Contact Energy Ltd.	26,572	86,022
DONG Energy A/S (b)*§	3,123	118,331
Duke Energy Corp.	31,439	2,440,295
Edison International	14,895	1,072,291
EDP – Energias de Portugal SA	86,003	261,997
Electricite de France SA (x)	9,720	99,043
Endesa SA	11,796	249,893
Enel SpA	283,174	1,248,372
Entergy Corp.	8,170	600,250
Eversource Energy	14,470	799,178
Exelon Corp.	42,050	1,492,355
FirstEnergy Corp.	19,330	598,650
Fortum OYJ	16,496	253,001
HK Electric Investments & HK Electric Investments Ltd. (x)§	98,446	81,250
Hokuriku Electric Power Co.	6,300	70,614
Iberdrola SA	200,831	1,317,897
Kansai Electric Power Co., Inc. (The)*	26,200	286,491
Kyushu Electric Power Co., Inc.	15,900	172,502
Mercury NZ Ltd.	25,996	53,456
NextEra Energy, Inc.	21,040	2,513,437
PG&E Corp.	22,535	1,369,452
Pinnacle West Capital Corp.	5,090	397,173
Power Assets Holdings Ltd.	51,500	453,933
PPL Corp.	30,800	1,048,740
Red Electrica Corp. SA	16,076	303,334
Southern Co. (The)	41,705	2,051,469
SSE plc	37,422	716,226
Terna Rete Elettrica Nazionale SpA	55,984	256,470
Tohoku Electric Power Co., Inc.	16,800	212,309
Tokyo Electric Power Co. Holdings, Inc.*	53,700	216,868
Xcel Energy, Inc.	23,190	943,833

		24,886,524

Gas Utilities (0.1%)
APA Group	41,383	$255,935
Enagas SA	8,423	213,904
Gas Natural SDG SA	13,007	245,220
Hong Kong & China Gas Co. Ltd. (x)	282,482	500,523
Osaka Gas Co. Ltd.	69,000	265,432
Toho Gas Co. Ltd.	13,633	110,930
Tokyo Gas Co. Ltd.	72,000	325,825

		1,917,769

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	30,130	350,111
Electric Power Development Co. Ltd.	5,500	126,588
Meridian Energy Ltd.	47,591	85,960
NRG Energy, Inc.	14,370	176,176

		738,835

Multi-Utilities (0.6%)
AGL Energy Ltd.	25,057	399,440
Ameren Corp.	11,070	580,732
CenterPoint Energy, Inc.	19,640	483,930
Centrica plc	203,043	585,789
CMS Energy Corp.	12,625	525,453
Consolidated Edison, Inc.	13,430	989,522
Dominion Resources, Inc.	27,240	2,086,311
DTE Energy Co.	8,210	808,767
DUET Group (x)	90,357	178,665
E.ON SE	74,312	524,104
Engie SA	54,265	692,319
Innogy SE*§	5,158	179,230
National Grid plc	139,811	1,639,636
NiSource, Inc.	14,595	323,133
Public Service Enterprise Group, Inc.	23,125	1,014,725
RWE AG*	18,175	226,044
SCANA Corp.	6,520	477,786
Sempra Energy	10,770	1,083,893
Suez	12,131	178,967
Veolia Environnement SA	17,784	302,801
WEC Energy Group, Inc.	14,410	845,147

		14,126,394

Water Utilities (0.0%)
American Water Works Co., Inc.	8,128	588,142
Severn Trent plc	8,752	239,664
United Utilities Group plc	25,324	281,196

		1,109,002

Total Utilities		42,778,524

Total Common Stocks (53.2%) (Cost $1,208,554,914)		1,342,852,552

EXCHANGE TRADED FUNDS:
SPDR S&P MidCap 400 Fund	350,245	105,679,424

Total Exchange Traded Funds (4.2%) (Cost $96,190,026)		105,679,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.2%)
FHLB 5.000%, 11/17/17	$6,720,000	$6,962,140
FHLMC
0.750%, 1/12/18	970,000	966,987
0.875%, 3/7/18	2,130,000	2,123,565
3.750%, 3/27/19	3,030,000	3,189,663
2.375%, 1/13/22	4,363,000	4,432,676
FNMA
1.250%, 1/30/17	1,070,000	1,070,563
1.125%, 4/27/17	1,045,000	1,046,594
0.875%, 12/20/17	960,000	958,627
1.625%, 11/27/18	4,460,000	4,496,104
1.750%, 6/20/19	4,859,000	4,898,848

Total U.S. Government Agency Securities (cost $29,912,897)		30,145,767

U.S. Treasury Obligations (27.3%)
U.S. Treasury Bonds
8.000%, 11/15/21	33,530,000	42,932,153
7.125%, 2/15/23	1,110,000	1,429,147
6.000%, 2/15/26	5,790,000	7,485,102
U.S. Treasury Notes
2.750%, 5/31/17	505,000	509,303
2.500%, 6/30/17	520,000	524,619
4.750%, 8/15/17	1,974,000	2,022,193
0.750%, 10/31/17	3,870,000	3,866,240
2.250%, 11/30/17	4,910,000	4,969,289
2.625%, 1/31/18	5,365,000	5,459,595
3.500%, 2/15/18	1,150,000	1,181,939
2.750%, 2/28/18	5,920,000	6,039,094
2.875%, 3/31/18	2,420,000	2,476,234
1.500%, 8/31/18#	15,645,000	15,741,711
1.375%, 9/30/18	2,115,000	2,122,797
3.750%, 11/15/18	1,735,000	1,817,311
1.250%, 11/30/18	45,119,500	45,176,343
1.375%, 12/31/18	3,045,000	3,054,545
1.375%, 2/28/19	3,805,000	3,814,921
1.500%, 3/31/19	22,355,000	22,466,556
3.125%, 5/15/19	39,763,000	41,442,056
3.625%, 8/15/19#	51,867,000	54,887,341
1.500%, 11/30/19	16,945,000	16,976,441
1.250%, 1/31/20	8,450,000	8,386,542
3.625%, 2/15/20	9,258,000	9,849,554
1.125%, 3/31/20	22,333,000	22,041,842
1.375%, 3/31/20	6,140,000	6,107,021
1.500%, 5/31/20	8,715,000	8,687,680
1.625%, 6/30/20	9,955,000	9,958,305
1.625%, 7/31/20	8,735,000	8,728,517
1.375%, 8/31/20	21,510,000	21,282,717
1.375%, 10/31/20	10,075,000	9,949,849
2.625%, 11/15/20	16,025,000	16,558,488
3.625%, 2/15/21	29,105,000	31,235,294
1.250%, 3/31/21	15,535,000	15,175,450
3.125%, 5/15/21	2,430,000	2,559,782
1.375%, 5/31/21	3,943,000	3,865,102
2.125%, 8/15/21	15,585,000	15,730,957
1.125%, 9/30/21	6,424,000	6,196,400

1.250%, 10/31/21	$23,318,100	$22,611,953
2.000%, 11/15/21	21,755,000	21,811,300
1.875%, 11/30/21	15,553,900	15,510,002
2.000%, 2/15/22	2,415,000	2,418,632
1.750%, 5/15/22	2,015,000	1,985,562
1.625%, 8/15/22	4,960,000	4,838,180
1.625%, 11/15/22	2,585,000	2,516,033
2.000%, 2/15/23	4,365,000	4,329,406
1.750%, 5/15/23	6,680,000	6,506,738
2.500%, 8/15/23	8,760,000	8,916,637
2.750%, 11/15/23	11,415,000	11,792,119
2.750%, 2/15/24	17,216,000	17,785,944
2.375%, 8/15/24	13,500,000	13,565,522
2.250%, 11/15/24	2,390,000	2,375,716
2.000%, 2/15/25	12,485,000	12,153,367
2.125%, 5/15/25	15,425,000	15,124,936
2.000%, 8/15/25#	19,170,000	18,572,623
1.625%, 2/15/26	9,575,000	8,947,108
1.500%, 8/15/26	14,770,200	13,586,853
2.000%, 11/15/26	2,533,200	2,437,809

Total U.S. Treasury Obligations (cost $695,659,845)		690,494,870

Total Long-Term Debt Securities (28.5%) (cost $725,572,742)		720,640,637

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $61,873, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $63,105. (xx)	61,868	61,868
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $4,000,467, collateralized by various Common Stocks; total market value $4,446,220. (xx)	4,000,000	4,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $379,954, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $387,532. (xx)	379,933	379,933
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,400,163, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,428,723. (xx)	1,400,000	1,400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $200,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $204,103. (xx)	$200,000	$200,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		8,041,801

U.S. Treasury Obligations (4.0%)
U.S. Treasury Bills 0.37%, 1/26/17 (p)	99,626,000	99,599,270

Total Short-Term Investments (4.3%) (Cost $107,645,247)		107,641,071

Total Investments (90.2%) (Cost $2,137,962,929)		2,276,813,684
Other Assets Less Liabilities (9.8%)		248,167,640

Net Assets (100%)		$2,524,981,324

*	Non-income producing.
†	Security (totaling $3,813 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $2,180,842 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,707,580.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $118,331 or 0.0% of net assets.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $11,232,809. This was secured by cash collateral of $8,041,801 which was subsequently invested in joint repurchase agreements with a total value of $8,041,801, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,702,777 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 4/30/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	1.3%
Austria	0.0	#
Belgium	0.2
Chile	0.0	#
China	0.0	#
Denmark	0.3
Finland	0.2
France	1.8
Germany	1.7
Hong Kong	0.6
Ireland	0.2
Israel	0.1
Italy	0.3
Japan	4.3
Jersey	0.0	#
Jordan	0.0	#
Luxembourg	0.1
Macau	0.0	#
Mexico	0.0	#
Netherlands	0.8
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.3
South Africa	0.0	#
Spain	0.6
Sweden	0.5
Switzerland	1.7
United Kingdom	2.9
United States	72.2
Cash and Other	9.8

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	166	March-17	$35,909,691	$35,970,125	$60,434
5 Year U.S. Treasury Notes	607	March-17	71,726,485	71,422,086	(304,399)
E-Mini MSCI EAFE Index	12	March-17	1,002,555	1,005,360	2,805
EURO Stoxx 50 Index	1,571	March-17	53,198,494	54,192,179	993,685
Russell 2000 Mini Index	1,590	March-17	107,376,519	107,873,550	497,031
TOPIX Index	490	March-17	61,964,951	63,642,353	1,677,402
10 Year U.S. Treasury Notes	906	March-17	112,640,759	112,598,812	(41,947)

					$2,885,011

Sales
S&P 500 E-Mini Index	586	March-17	$65,231,685	$65,520,660	$(288,975)
SPI 200 Index	441	March-17	43,733,067	44,801,311	(1,068,244)

					$(1,357,219)

					$1,527,792

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	13,353	$9,619,743	$9,618,933	$810
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	33,029	23,794,236	24,479,659	(685,423)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	16,407	11,819,461	12,159,936	(340,475)
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	2,319	2,863,182	2,934,564	(71,382)
British Pound vs. U.S. Dollar, expiring 3/16/17	HSBC Bank plc	9,936	12,266,468	12,427,624	(161,156)
British Pound vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	10,830	13,370,943	13,532,792	(161,849)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	20,852	22,028,485	22,491,670	(463,185)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	13,624	14,393,195	14,631,702	(238,507)
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs International	2,096,025	17,997,620	17,868,959	128,661
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	3,605,240	30,956,565	34,560,064	(3,603,499)
New Zealand Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	17,514	12,141,137	12,404,342	(263,205)
New Zealand Dollar vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	11,207	7,768,689	8,022,736	(254,047)
Norwegian Krone vs. U.S. Dollar, expiring 3/16/17	Barclays Bank plc	64,909	7,520,235	7,678,192	(157,957)
Norwegian Krone vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs International	58,139	6,735,892	6,920,714	(184,822)

					$(6,456,036)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	Barclays Bank plc	8,389	$6,149,726	$6,043,447	$106,279
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	Citibank NA	8,389	6,149,315	6,043,447	105,868
Australian Dollar vs. U.S. Dollar, expiring 3/16/17	Goldman Sachs International	16,251	12,115,648	11,707,340	408,308
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	4,832	6,103,729	5,965,947	137,782
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	10,830	13,679,742	13,370,942	308,800
British Pound vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	5,103	6,448,036	6,300,522	147,514
British Pound vs. U.S. Dollar, expiring 3/16/17	Citibank NA	2,319	2,875,115	2,863,181	11,934
British Pound vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	19,378	23,949,179	23,924,318	24,861
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	13,624	14,583,925	14,393,196	190,729
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	2,231	2,387,749	2,356,522	31,227
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	10,199	10,701,681	10,774,873	(73,192)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	Royal Bank of Scotland	9,911	10,567,427	10,470,318	97,109
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	11,783	12,891,827	12,447,794	444,033
European Union Euro vs. U.S. Dollar, expiring 3/16/17	UBS AG	9,069	9,885,754	9,580,691	305,063
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	725,680	6,701,870	6,231,084	470,786
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	2,238,038	18,981,830	19,217,018	(235,188)
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	1,528,382	14,050,971	13,123,525	927,446
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	520,104	4,732,456	4,465,895	266,561
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	520,104	4,732,456	4,465,895	266,561
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	550,872	5,012,423	4,730,093	282,330
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	124,717	1,130,961	1,070,886	60,075
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	117,751	1,067,791	1,011,072	56,719
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	124,717	1,130,961	1,070,886	60,075
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	550,872	5,012,423	4,730,093	282,330
Japanese Yen vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	117,751	1,067,791	1,011,072	56,719
Swedish Krona vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	109,907	12,083,475	12,114,595	(31,120)
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	BNP Paribas	5,910	5,889,250	5,830,308	58,942
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	983	979,714	969,771	9,943
Swiss Franc vs. U.S. Dollar, expiring 3/16/17	Credit Suisse	24,481	24,229,996	24,149,392	80,604

					$4,859,098

					$(1,596,938)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$108,985,837	$55,810,676	$—		$164,796,513
Consumer Staples	83,327,387	50,520,814	—		133,848,201
Energy	65,909,715	24,709,697	—		90,619,412
Financials	133,308,713	95,724,401	—	(a)	229,033,114
Health Care	122,203,848	46,949,969	—		169,153,817
Industrials	93,606,959	62,548,099	3,813		156,158,871
Information Technology	186,389,866	22,982,356	—		209,372,222
Materials	24,834,106	35,745,413	—		60,579,519
Real Estate	25,331,017	16,650,007	—		41,981,024
Telecommunication Services	23,415,025	21,116,310	—		44,531,335
Utilities	27,470,126	15,308,398	—		42,778,524
Exchange Traded Funds	105,679,424	—	—		105,679,424
Forward Currency Contracts	—	5,328,069	—		5,328,069
Futures	3,231,357	—	—		3,231,357
Short-Term Investments
Repurchase Agreements	—	8,041,801	—		8,041,801
U.S. Treasury Obligations	—	99,599,270	—		99,599,270
U.S. Government Agency Securities	—	30,145,767	—		30,145,767
U.S. Treasury Obligations	—	690,494,870	—		690,494,870

Total Assets	$1,003,693,380	$1,281,675,917	$3,813		$2,285,373,110

Liabilities:
Forward Currency Contracts	$—	$(6,925,007)	$—		$(6,925,007)
Futures	(1,703,565)	—	—		(1,703,565)

Total Liabilities	$(1,703,565)	$(6,925,007)	$—		$(8,628,572)

Total	$1,001,989,815	$1,274,750,910	$3,813		$2,276,744,538

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$60,434	*
Foreign exchadnge contracts	Receivables	5,328,069
Equity contracts	Receivables, Net assets – Unrealized appreciation	3,170,923	*

Total		$8,559,426

	Liability Derivatives
Interest rate contracts	Receivables, Net assets – Unrealized depreciation	$(346,346	)*
Foreign exchange contracts	Payables	(6,925,007)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,357,219	)*

Total		$(8,628,572)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,254,545	$—	$1,254,545
Foreign exchange contracts	—	(3,868,772)	(3,868,772)
Equity contracts	(4,663,127)	—	(4,663,127)

Total	$(3,408,582)	$(3,868,772)	$(7,277,354)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$460,393	$—	$460,393
Foreign exchange contracts	—	(3,562,954)	(3,562,954)
Equity contracts	6,445,504	—	6,445,504

Total	$6,905,897	$(3,562,954)	$3,342,943

^This Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $485,465,000 and futures contracts with an average notional balance of approximately $564,423,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$106,279	$(106,279)	$—	$—
BNP Paribas	2,052,080	(306,570)	—	1,745,510
Citibank NA	117,802	—	—	117,802
Credit Suisse	312,503	(312,503)	—	—
Goldman Sachs International	536,969	(184,822)	—	352,147
JPMorgan Chase Bank	1,356,231	(1,356,231)	—	—
Royal Bank of Scotland	97,109	(97,109)	—	—
UBS AG	749,096	(238,507)	—	510,589

Total	$5,328,069	$(2,602,021)	$—	$2,726,048

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$157,957	$(106,279)	$—	$51,678
BNP Paribas	306,570	(306,570)	—	—
Credit Suisse	494,305	(312,503)	—	181,802
Goldman Sachs International	184,822	(184,822)	—	—
HSBC Bank plc	161,156	—	—	161,156
JPMorgan Chase Bank	1,616,342	(1,356,231)	—	260,111
Royal Bank of Scotland	3,765,348	(97,109)	—	3,668,239
UBS AG	238,507	(238,507)	—	—

Total	$6,925,007	$(2,602,021)	$—	$4,322,986

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$627,908,754
Long-term U.S. government debt securities	308,268,805

$936,177,559

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$475,160,417
Long-term U.S. government debt securities	158,907,418

$634,067,835

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$201,119,481
Aggregate gross unrealized depreciation	(63,140,242)

Net unrealized appreciation	$137,979,239

Federal income tax cost of investments	$2,138,834,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $2,129,921,128)	$2,268,771,883
Repurchase Agreements (Cost $8,041,801)	8,041,801
Cash	248,100,914
Foreign cash (Cost $869,433)	850,244
Receivable for securities sold	22,018,620
Dividends, interest and other receivables	6,884,511
Unrealized appreciation on forward foreign currency contracts	5,328,069
Due from broker for futures variation margin	935,380
Receivable from Separate Accounts for Trust shares sold	525,447
Securities lending income receivable	18,210
Other assets	9,631

Total assets	2,561,484,710

LIABILITIES
Payable for securities purchased	17,924,749
Payable for return of collateral on securities loaned	8,041,801
Unrealized depreciation on forward foreign currency contracts	6,925,007
Investment management fees payable	1,521,966
Payable to Separate Accounts for Trust shares redeemed	1,198,030
Distribution fees payable – Class IB	532,321
Administrative fees payable	266,160
Trustees’ fees payable	3,225
Accrued expenses	90,127

Total liabilities	36,503,386

NET ASSETS	$2,524,981,324

Net assets were comprised of:
Paid in capital	$2,389,505,595
Accumulated undistributed net investment income (loss)	(555,414)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(2,658,873)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	138,690,016

Net assets	$2,524,981,324

Class IB
Net asset value, offering and redemption price per share, $2,524,981,324 / 212,913,997 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.86

(x)	Includes value of securities on loan of $11,232,809.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $1,122,429 foreign withholding tax)	$30,119,352
Interest	10,788,001
Securities lending (net)	150,613

Total income	41,057,966

EXPENSES
Investment management fees	17,452,200
Distribution fees – Class IB	6,093,406
Administrative fees	3,235,275
Printing and mailing expenses	161,026
Custodian fees	143,000
Professional fees	137,109
Trustees’ fees	55,093
Miscellaneous	69,109

Gross expenses	27,346,218
Less: Waiver from investment manager	(109,864)

Net expenses	27,236,354

NET INVESTMENT INCOME (LOSS)	13,821,612

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investment	48,841,626
Net distributions of realized gain received from underlying funds	544
Futures	(3,408,582)
Foreign currency transactions	(4,487,665)

Net realized gain (loss)	40,945,923

Change in unrealized appreciation (depreciation) on:
Investments	25,538,538
Futures	6,905,897
Foreign currency translations	(3,644,003)

Net change in unrealized appreciation (depreciation)	28,800,432

NET REALIZED AND UNREALIZED GAIN (LOSS)	69,746,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,567,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,821,612	$10,541,495
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	40,945,923	15,011,889
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	28,800,432	(48,330,700)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,567,967	(22,777,316)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(9,777,336)	(18,015,642)
Distributions from net realized capital gains
Class IB	(35,275,222)	(17,626,922)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(45,052,558)	(35,642,564)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 40,323,875 and 45,359,884 shares, respectively ]	468,488,686	547,221,099
Capital shares issued in reinvestment of dividends and distributions [ 3,792,206 and 3,083,448 shares, respectively ]	45,052,558	35,642,564
Capital shares repurchased [ (40,970,604) and (10,657,585) shares, respectively ]	(467,792,885)	(127,469,917)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	45,748,359	455,393,746

TOTAL INCREASE (DECREASE) IN NET ASSETS	84,263,768	396,973,866
NET ASSETS:
Beginning of year	2,440,717,556	2,043,743,690

End of year (a)	$2,524,981,324	$2,440,717,556

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(555,414)	$1,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016		2015	2014	2013	2012
Net asset value, beginning of year	$11.64		$11.88	$11.53	$10.28	$9.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.05	0.04	0.02	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.37		(0.11)	0.51	1.63	0.68

Total from investment operations	0.44		(0.06)	0.55	1.65	0.75

Less distributions:
Dividends from net investment income	(0.05)		(0.09)	(0.10)	(0.03)	(0.04)
Distributions from net realized gains	(0.17)		(0.09)	(0.10)	(0.37)	(0.05)

Total dividends and distributions	(0.22)		(0.18)	(0.20)	(0.40)	(0.09)

Net asset value, end of year	$11.86		$11.64	$11.88	$11.53	$10.28

Total return	3.74%		(0.55)%	4.76%	16.12%	7.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,524,981		$2,440,718	$2,043,744	$1,334,809	$568,377
Ratio of expenses to average net assets:
After waivers (f)	1.12	%(j)	1.11%	1.15%	1.20%	1.20%
Before waivers (f)	1.12%		1.12%	1.15%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%		0.46%	0.38%	0.15%	0.67%
Before waivers (f)	0.56%		0.44%	0.38%	0.15%	0.65%
Portfolio turnover rate^	34%		39%	25%	41%	96%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13%.

See Notes to Financial Statements.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	0.20%	(0.39)%
Portfolio – Class K Shares*	0.35	(0.18)
BofA Merrill Lynch 1-year U.S. Treasury Note Index	0.76	0.34
* Date of inception 5/21/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.20% for the year ended December 31, 2016. The Portfolio’s benchmark, the BofA Merrill Lynch 1-year U.S. Treasury Note Index returned, 0.76% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Aiding performance for the year was contributions from exposure to asset-backed securities, investment-grade corporates, credit risk-transfer securities, and commercial mortgage-backed securities.

What hurt performance during the year:

•	Yield curve positioning in under one year maturities was detrimental to performance, though this was partially offset by positioning in one to two year and two to three year maturities.

•

The Portfolio uses futures as a liquid component of overall duration and yield curve positioning (alongside treasury exposure). Yield curve positioning was modestly negative for the year, though an overall underweight to Treasuries largely offset that negative relative performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year end, the Portfolio remained overweight spread sectors, including investment-grade corporates and securitized assets such as commercial mortgage-backed securities, asset-backed securities and non-agency mortgages. We also maintained a position in Agencies, offset by underweights in Treasuries. The Portfolio also maintained a modest exposure to inflation protection securities. While there is disparity across markets, we believe we are in the later stages of the credit cycle. Valuations remain attractive in pockets of the market, but given liquidity concerns, some areas reflect over-investment. Therefore, we believe it’s highly important to be selective as opportunities differ across industries.

In 2017, we think that loose monetary policy, expansionary fiscal policy and tighter conditions in some economies will favor faster economic growth. Central banks, led by those in Europe and Japan, will keep interest rates low and their quantitative easing policies in place, in our opinion. We believe the Federal Reserve is likely to raise interest rates again in the year ahead, but we expect the pace of additional tightening to be slow, not least because of the sizable debt overhang in the U.S. and other major economies. Longer-term bond yields may continue to rise, but we believe the pace of the increase should slow as higher yields attract buyers. At the same time, a shift toward more activist fiscal policies that began last year with Japan may continue in the U.S. as the incoming Trump administration pushes for broad tax cuts and aggressive infrastructure spending. We expect this to complement ongoing monetary measures aimed at boosting growth and inflation.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	0.77
Weighted Average Coupon (%)	1.00
Weighted Average Modified Duration (Years)*	0.68
Weighted Average Rating**	AA+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	53.5%
Collateralized Mortgage Obligations	9.3
Asset-Backed Securities	5.3
Financials	2.6
Foreign Government Securities	1.7
Commercial Mortgage-Backed Securities	1.5
Investment Companies	1.1
U.S. Government Agency Securities	0.7
Energy	0.6
Telecommunication Services	0.3
Municipal Bonds	0.2
Supranational	0.2
Consumer Staples	0.1
Consumer Discretionary	0.0	#
Utilities	0.0	#
Industrials	0.0	#
Materials	0.0	#
Real Estate	0.0	#
Repurchase Agreements	0.0	#
Cash and Other	22.9

	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$997.92	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17
Class K
Actual	1,000.00	999.42	2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.27	2.90

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.82% and 0.57%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (5.3%)
Ally Master Owner Trust, Series 2014-1 A2 1.290%, 1/15/19	$3,599,000	$3,598,901
ARI Fleet Lease Trust, Series 2014-A A2 0.810%, 11/15/22§	150,733	150,633
BMW Floorplan Master Owner Trust, Series 2015-1A A 1.204%, 7/15/20 (l)§	5,074,000	5,074,000
Chrysler Capital Auto Receivables Trust, Series 2015-BA A3 1.910%, 3/16/20§	4,116,000	4,123,230
CNH Equipment Trust, Series 2014-B A4 1.610%, 5/17/21	3,386,769	3,393,600
CPS Auto Receivables Trust, Series 2013-B A 1.820%, 9/15/20§	807,062	804,223
Series 2014-B A 1.110%, 11/15/18§	297,467	296,766
Dell Equipment Finance Trust, Series 2015-1 A3 1.300%, 3/23/20 (b)§	1,713,000	1,712,117
Delta Air Lines Pass-Through Trust, Series 2009-1 A 7.750%, 12/17/19	35,269	39,170
Drive Auto Receivables Trust, Series 2016-BA A2 1.380%, 8/15/18 (b)§	1,475,806	1,475,767
Series 2016-CA A3 1.670%, 11/15/19 (b)§	2,327,000	2,324,050
Enterprise Fleet Financing LLC, Series 2014-1 A2 0.870%, 9/20/19 (b)§	40,572	40,542
Exeter Automobile Receivables Trust, Series 2016-3A A 1.840%, 11/16/20 (b)§	1,535,081	1,530,751
First National Master Note Trust, Series 2015-1 A 1.474%, 9/15/20 (l)	3,200,000	3,210,300
Flagship Credit Auto Trust, Series 2016-3 A1 1.610%, 12/15/19 (b)§	3,889,681	3,884,182
Ford Credit Auto Owner Trust, Series 2013-A D 1.860%, 8/15/19	3,803,000	3,804,463
GMF Floorplan Owner Revolving Trust, Series 2015-1 A1 1.650%, 5/15/20§	2,831,960	2,828,199
Harley-Davidson Motorcycle Trust, Series 2015-1 A3 1.410%, 6/15/20	2,621,000	2,623,499

Hertz Fleet Lease Funding LP, Series 2013-3 A 1.214%, 12/10/27 (l)§	$680,289	$680,407
Series 2014-1 A 1.064%, 4/10/28 (l)§	1,841,047	1,841,273
Hyundai Auto Lease Securitization Trust, Series 2015-B A3 1.400%, 11/15/18§	2,648,000	2,650,854
Mercedes Benz Auto Lease Trust, Series 2015-B A3 1.340%, 7/16/18	3,121,000	3,124,485
Porsche Innovative Lease Owner Trust, Series 2015-1 A4 1.430%, 5/21/21§	5,823,000	5,822,065
Santander Drive Auto Receivables Trust, Series 2013-2 E 2.980%, 4/15/20 (b)§	3,849,000	3,863,635
Series 2015-4 A2A 1.200%, 12/17/18	158,534	158,504
SoFi Consumer Loan Program LLC, Series 2016-2 A 3.090%, 10/27/25§	1,613,861	1,609,009
Synchrony Credit Card Master Note Trust, Series 2012-2 A 2.220%, 1/15/22	5,784,000	5,826,009
Volkswagen Credit Auto Master Trust, Series 2014-1A A1 1.089%, 7/22/19 (l)§	1,700,000	1,696,495
1.400%, 7/22/19 (b)§	2,430,000	2,420,454
Volvo Financial Equipment LLC, Series 2015-1A A3 1.510%, 6/17/19§	4,982,000	4,983,294
Wells Fargo Dealer Floorplan Master Note Trust, Series 2015-1 A 1.239%, 1/20/20 (l)	4,974,000	4,981,546
World Financial Network Credit Card Master Trust, Series 2015-A A 1.184%, 2/15/22 (l)	3,297,000	3,303,141

Total Asset-Backed Securities		83,875,564

Collateralized Mortgage Obligations (9.3%)
Bellemeade Reinsurance II Ltd., Series 2016-1A M2A 5.256%, 4/25/26 (b)(l)§	1,728,061	1,736,849
FHLMC, Series 3017 CF 1.004%, 8/15/25 (l)	51,077	51,330
Series 3305 FT 1.104%, 7/15/34 (l)	169,699	169,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 3349 FE 1.194%, 7/15/37 (l)	$2,941,715	$2,951,974
Series 3807 FM 1.204%, 2/15/41 (l)	119,066	119,275
Series 3927 FH 1.154%, 9/15/41 (l)	238,129	238,091
Series 4029 LD 1.750%, 1/15/27	8,030,529	7,879,723
Series 4087 FB 1.174%, 7/15/42 (l)	2,770,241	2,760,977
Series 4286 VF 1.154%, 12/15/43 (l)	2,673,063	2,659,712
Series 4350 KF 0.967%, 1/15/39 (l)	2,468,405	2,449,064
Series 4457 BA 3.000%, 7/15/39	11,986,505	12,259,294
Series 4459 CA 5.000%, 12/15/34	6,380,711	6,697,303
5.500%, 10/15/35	5,136,206	5,261,251
Series 4483 A 3.000%, 12/15/29	10,965,925	11,221,117
Series 4486 JN 2.000%, 11/15/24	13,365,250	13,319,979
FHLMC Structured Agency Credit Risk Debt Notes, Series 2014-HQ1 M2 3.256%, 8/25/24 (l)	1,345,097	1,362,661
Series 2014-HQ2 M1 2.206%, 9/25/24 (l)	1,489,378	1,494,651
Series 2015-DNA3 M1 2.106%, 4/25/28 (l)	678,202	678,493
3.606%, 4/25/28 (l)	1,000,000	1,028,890
Series 2015-HQ1 M2 2.956%, 3/25/25 (l)	1,326,983	1,333,957
Series 2015-HQ2 M2 2.706%, 5/25/25 (l)	3,500,000	3,547,794
Series 2015-HQA1 M2 3.406%, 3/25/28 (l)	4,384,508	4,470,558
Series 2015-HQA2 M1 1.906%, 5/25/28 (l)	92,668	92,682
Series 2016-DNA2 M1 2.006%, 10/25/28 (l)	922,316	923,335
Series 2016-DNA3 M1 1.856%, 12/25/28 (l)	1,820,278	1,822,411
Series 2016-DNA4 M1 1.556%, 3/25/29 (l)	905,950	905,619
Series 2016-HQA1 M1 2.506%, 9/25/28 (l)	2,455,869	2,464,554
Series 2016-HQA2 M2 3.006%, 11/25/28 (l)	2,574,000	2,626,637
FNMA,
Series 2006-42 CF 1.206%, 6/25/36 (l)	166,464	166,716
Series 2007-109 GF 1.436%, 12/25/37 (l)	221,329	223,333
Series 2007-114 A6 0.956%, 10/27/37 (l)	216,725	215,704
Series 2011-53 FT 1.336%, 6/25/41 (l)	511,328	513,617
Series 2011-86 KF 1.306%, 9/25/41 (l)	748,051	750,657

Series 2012-65 FA 1.206%, 6/25/42 (l)	$163,757	$163,100
Series 2013-121 FA 1.156%, 12/25/43 (l)	1,931,545	1,926,494
Series 2014-49 AF 0.937%, 8/25/44 (l)	8,336,629	8,271,477
Series 2014-54 LA 3.000%, 2/25/44	3,166,739	3,224,626
Series 2015-72 PC 3.000%, 10/25/43	9,694,106	9,817,096
Series 2016-C06 1M1 2.056%, 4/25/29 (l)	4,216,119	4,236,833
Series 2016-C07 2M1 2.056%, 4/25/29 (l)	1,811,785	1,813,560
FNMA Connecticut Avenue Securities, Series 2014-C01 M1 2.356%, 1/25/24 (l)	564,084	566,971
Series 2014-C04 2M1 2.856%, 11/25/24 (l)	57,637	57,662
Series 2015-C02 2M1 1.956%, 5/25/25 (l)	278,356	278,496
Series 2015-C03 1M1 2.256%, 7/25/25 (l)	388,747	389,195
Series 2016-C03 1M1 2.756%, 10/25/28 (l)	4,394,958	4,453,252
2.956%, 10/25/28 (l)	3,902,943	3,942,648
Series 2016-C04 1M1 2.206%, 1/25/29 (l)	1,428,065	1,433,745
Series 2016-C05 2M1 2.106%, 1/25/29 (l)	1,255,984	1,258,785
NCUA Guaranteed Notes Trust, Series 2010-R3 1A 1.212%, 12/8/20 (l)	6,969,237	6,980,180
Series 2011-R4 1A 0.912%, 3/6/20 (l)	279,512	279,643
Wells Fargo Credit Risk Transfer Securities Trust, Series 2015-WF1 1M1 3.506%, 11/25/25 (b)(l)§	655,076	655,164
3.606%, 11/25/25 (b)(l)§	986,589	986,810

Total Collateralized Mortgage Obligations		145,133,379

Commercial Mortgage-Backed Securities (1.5%)
GS Mortgage Securities Trust, Series 2007-GG10 A4 5.793%, 8/10/45 (l)	2,378,616	2,399,889
Series 2013-GC14 A1 1.217%, 8/10/46	832,455	831,863
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§	653,019	652,120
Series 2007-CB18 A4 5.440%, 6/12/47	172,753	172,576
Series 2012-C6 A2 2.206%, 5/15/45	270,906	270,907
Morgan Stanley Capital I Trust, Series 2005-IQ9 D 5.000%, 7/15/56	1,550,000	1,535,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	$2,607,132	$2,611,009
Series 2015-XLF2 AFSA 2.574%, 8/15/26 (b)(l)§	1,530,750	1,524,925
2.654%, 11/15/26 (b)(l)§	1,530,749	1,535,974
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 A4A 5.793%, 8/12/45 (l)§	698,523	701,709
Resource Capital Corp. Ltd., Series 2014-CRE2 A 1.754%, 4/15/32 (l)§	883,122	878,151
Starwood Retail Property Trust, Series 2014-STAR A 1.924%, 11/15/27 (b)(l)§	5,141,906	5,094,895
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26 A1A 6.009%, 6/15/45 (l)	141,822	141,822
WF-RBS Commercial Mortgage Trust, Series 2011-C2 C 5.392%, 2/15/44 (b)(l)§	1,985,000	2,125,398
Series 2012-C9 A1 0.673%, 11/15/45	11,036	11,019
Series 2014-C24 A2 2.863%, 11/15/47	3,800,000	3,879,265

Total Commercial Mortgage-Backed Securities		24,367,258

Corporate Bonds (3.6%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
McDonald’s Corp. 5.350%, 3/1/18	127,000	132,470

Media (0.0%)
NBCUniversal Enterprise, Inc. 1.565%, 4/15/18 (l)§	306,000	308,003

Multiline Retail (0.0%)
Nordstrom, Inc. 6.250%, 1/15/18	123,000	128,652

Total Consumer Discretionary		569,125

Consumer Staples (0.1%)
Beverages (0.0%)
Diageo Capital plc 5.750%, 10/23/17	92,000	95,189

Food & Staples Retailing (0.0%)
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	92,849

Food Products (0.1%)
Campbell Soup Co. 3.050%, 7/15/17	31,000	31,301
General Mills, Inc. 5.700%, 2/15/17	925,000	929,763

		961,064

Total Consumer Staples		1,149,102

Energy (0.6%)
Energy Equipment & Services (0.5%)
Schlumberger Holdings Corp. 1.900%, 12/21/17 (x)§	$8,210,000	$8,233,841

Oil, Gas & Consumable Fuels (0.1%)
Canadian Natural Resources Ltd. 5.700%, 5/15/17	304,000	308,494
Energy Transfer Partners LP 9.700%, 3/15/19	69,000	79,270
EOG Resources, Inc. 6.875%, 10/1/18	31,000	33,595
Marathon Oil Corp. 5.900%, 3/15/18	71,000	74,145
Nexen Energy ULC 6.200%, 7/30/19	25,000	27,222
Petrobras Global Finance BV 7.875%, 3/15/19	27,000	28,940

		551,666

Total Energy		8,785,507

Financials (2.6%)
Banks (1.3%)
Bank of America Corp. 5.420%, 3/15/17	1,000,000	1,007,794
Bank of Montreal 2.500%, 1/11/17	530,000	530,129
Citigroup, Inc. 1.630%, 11/24/17 (l)	4,105,000	4,114,619
JPMorgan Chase & Co. 1.426%, 2/15/17 (l)	3,155,000	3,155,990
National Australia Bank Ltd. 2.750%, 3/9/17	520,000	521,495
PNC Bank NA 1.125%, 1/27/17	3,665,000	3,664,611
PNC Financial Services Group, Inc. (The) 5.625%, 2/1/17	510,000	511,543
SunTrust Bank
1.346%, 2/15/17 (l)	3,670,000	3,669,647
7.250%, 3/15/18	154,000	164,067
U.S. Bancorp 1.396%, 11/15/18 (l)	3,195,000	3,200,680

		20,540,575

Capital Markets (0.4%)
Goldman Sachs Group, Inc. (The) 5.625%, 1/15/17	750,000	750,958
Morgan Stanley
5.450%, 1/9/17	539,000	539,315
5.950%, 12/28/17	184,000	191,461
1.875%, 1/5/18	4,112,000	4,116,712
Thomson Reuters Corp. 6.500%, 7/15/18	122,000	130,034

		5,728,480

Consumer Finance (0.9%)
Ford Motor Credit Co. LLC 1.461%, 3/27/17	3,330,000	3,330,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Harley-Davidson Financial Services, Inc. 2.250%, 1/15/19§	$6,570,000	$6,592,464
Hyundai Capital America 1.450%, 2/6/17§	3,670,000	3,669,798

		13,592,427

Diversified Financial Services (0.0%)
National Rural Utilities Cooperative Finance Corp. 5.450%, 2/1/18	31,000	32,318

Insurance (0.0%)
Reinsurance Group of America, Inc. 6.450%, 11/15/19	31,000	34,403

Total Financials		39,928,203

Industrials (0.0%)
Aerospace & Defense (0.0%)
Goodrich Corp. 4.875%, 3/1/20	31,000	33,117

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc. 5.750%, 9/15/17	11,000	11,283

Road & Rail (0.0%)
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	62,363
5.750%, 4/1/18	154,000	161,550

		223,913

Total Industrials		268,313

Materials (0.0%)
Chemicals (0.0%)
Monsanto Co. 5.125%, 4/15/18	31,000	32,188

Construction Materials (0.0%)
CRH America, Inc. 8.125%, 7/15/18	31,000	33,789

Containers & Packaging (0.0%)
Avery Dennison Corp. 5.375%, 4/15/20	31,000	33,038

Metals & Mining (0.0%)
BHP Billiton Finance USA Ltd. 5.400%, 3/29/17	61,000	61,590

Total Materials		160,605

Real Estate (0.0%)
Equity Real Estate Investment Trusts (REITs) (0.0%)
American Tower Corp. (REIT) 4.500%, 1/15/18	95,000	97,500

Total Real Estate		97,500

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc. 2.400%, 3/15/17	695,000	696,541
British Telecommunications plc 1.250%, 2/14/17	3,680,000	3,679,822

		4,376,363

Wireless Telecommunication Services (0.0%)
Vodafone Group plc 5.625%, 2/27/17	$184,000	$185,095

Total Telecommunication Services		4,561,458

Utilities (0.0%)
Electric Utilities (0.0%)
Duke Energy Florida LLC 4.550%, 4/1/20	15,000	16,147
PacifiCorp 5.650%, 7/15/18	154,000	163,452

		179,599

Gas Utilities (0.0%)
Southern Natural Gas Co. LLC 5.900%, 4/1/17§	154,000	155,697

Total Utilities		335,296

Total Corporate Bonds		55,855,109

Foreign Government Securities (1.7%)
Federative Republic of Brazil
6.000%, 1/17/17	2,355,000	2,357,355
8.000%, 1/15/18	64,000	65,440
5.875%, 1/15/19	305,000	325,588
Kingdom of Jordan 2.578%, 6/30/22	5,000,000	5,087,500
Landwirtschaftliche Rentenbank 5.125%, 2/1/17	154,000	154,450
Oesterreichische Kontrollbank AG 5.000%, 4/25/17	2,854,000	2,888,406
Province of Nova Scotia 5.125%, 1/26/17	92,000	92,208
Republic of Korea 7.125%, 4/16/19	154,000	172,137
Republic of Panama 5.200%, 1/30/20	462,000	496,072
Republic of Ukraine 1.471%, 9/29/21	14,700,000	14,314,860
State of Israel 5.125%, 3/26/19	138,000	148,177
Svensk Exportkredit AB 5.125%, 3/1/17	92,000	92,587
United Mexican States 5.950%, 3/19/19	307,000	331,944

Total Foreign Government Securities		26,526,724

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	18,000	20,599
Board of Regents of the University of Texas System, Revenue Bonds, Series 2010C 4.794%, 8/15/46	55,000	63,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	$61,000	$75,813
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	31,000	34,455
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E 6.000%, 11/1/40	123,000	150,532
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	38,000	42,580
6.395%, 1/1/40	21,000	27,375
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	11,000	14,436
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	38,000	47,994
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	92,000	110,955
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	46,000	52,686
Commonwealth of Massachusetts, General Obligation Bonds, Series 2009E 5.456%, 12/1/39	77,000	95,252
County of Clark Airport System, Revenue Bonds, Series 2009B 6.881%, 7/1/42	61,000	67,938
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	31,000	43,363
6.750%, 8/1/49	61,000	87,824
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY 5.755%, 7/1/29	31,000	37,160
5.750%, 7/1/34	77,000	95,097

County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	$46,000	$59,302
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	31,000	40,397
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	38,000	47,128
7.055%, 4/1/57	61,000	69,336
Massachusetts Water Pollution Abatement Trust, Revenue Bonds, Series 2010-15B 5.192%, 8/1/40	45,000	51,119
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A 6.668%, 11/15/39	23,000	30,501
Metropolitan Transportation Authority, Revenue Bonds, Series 2010B-1 6.548%, 11/15/31	31,000	39,084
6.648%, 11/15/39	31,000	40,523
Metropolitan Washington Airports Authority, Revenue Bonds, Series 2009D 7.462%, 10/1/46	89,000	124,806
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010B 6.561%, 12/15/40	31,000	33,956
North Texas Tollway Authority System, Revenue Bonds, Series 2009B 6.718%, 1/1/49	88,000	123,484
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	61,000	69,571
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B 5.511%, 12/1/45	69,000	83,140
5.561%, 12/1/49	92,000	108,904
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	31,000	37,833
6.918%, 4/1/40	31,000	42,011
7.043%, 4/1/50	61,000	86,455

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Series 2009-F2 6.263%, 4/1/49	$92,000	$125,229
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.350%, 11/1/39	61,000	86,609
State of Georgia, General Obligation Bonds, Series 2009H 4.503%, 11/1/25	31,000	34,214
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010D 5.500%, 3/15/30	31,000	36,514
5.600%, 3/15/40	31,000	38,167
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	18,000	21,710
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010D 5.481%, 8/1/39	61,000	75,310
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010F 5.090%, 8/1/33	31,000	36,533
5.140%, 8/1/40	31,000	37,041

Total Municipal Bonds		2,645,993

Supranational (0.2%)
Corp. Andina de Fomento
5.750%, 1/12/17	154,000	154,000
8.125%, 6/4/19	46,000	51,520
European Investment Bank
4.875%, 1/17/17	1,379,000	1,380,864
5.125%, 5/30/17	399,000	405,455
Inter-American Development Bank 3.875%, 2/14/20	307,000	326,014

Total Supranational		2,317,853

U.S. Government Agency Securities (0.7%)
FHLB
4.875%, 5/17/17	461,000	468,241
5.000%, 11/17/17	5,859,000	6,070,116
5.500%, 7/15/36	92,000	120,861
FNMA
5.000%, 2/13/17	307,000	308,594
1.000%, 9/20/17	4,587,000	4,592,768

Total U.S. Government Agency Securities		11,560,580

U.S. Treasury Obligations (53.5%)
U.S. Treasury Notes
0.500%, 2/28/17	$277,437,000	$277,399,074
0.500%, 3/31/17	100,000,000	99,980,470
1.000%, 3/31/17	215,000,000	215,206,809
0.500%, 4/30/17	17,824,000	17,817,908
2.625%, 7/15/17 TIPS	30,466,872	31,194,031
1.875%, 10/31/17	80,665,000	81,325,921
0.875%, 11/30/17	58,000,000	57,993,202
0.125%, 4/15/18 TIPS	26,138,817	26,371,615
0.125%, 4/15/19 TIPS	30,530,794	30,905,272

Total U.S. Treasury Obligations		838,194,302

Total Long-Term Debt Securities (76.0%) (Cost $1,191,930,407)		1,190,476,762

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	17,367,447	17,372,657

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $10,200. (xx)	$10,000	10,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $4,554, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $4,645. (xx)	4,554	4,554
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,833, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,870. (xx)	1,833	1,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,958, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $4,037. (xx)	$3,958	$3,958
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $15,487, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $15,796. (xx)	15,486	15,486
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $6,765, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $6,904. (xx)	6,765	6,765
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $5,054, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $5,158. (xx)	5,054	5,054
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $10,201. (xx)	10,000	10,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $10,200. (xx)	10,000	10,000

Total Repurchase Agreements		67,650

U.S. Government Agency Securities (22.5%)
FFCB 0.78%, 10/18/17 (o)(p)	$50,000,000	$49,688,435
FHLB
0.13%, 1/4/17 (o)(p)	70,000,000	69,999,006
0.38%, 1/27/17 (o)(p)	65,000,000	64,981,254
0.49%, 3/17/17 (o)(p)	18,853,000	18,833,713
0.60%, 6/2/17 (o)(p)	75,000,000	74,810,543
FHLMC
0.37%, 1/20/17 (o)(p)	25,000,000	24,994,893
0.46%, 3/3/17 (o)(p)	50,000,000	49,960,105

Total U.S. Government Agency Securities		353,267,949

Total Short-Term Investments (23.6%) (Cost $370,726,703)		370,708,256

Total Investments (99.6%) (Cost $1,562,657,110)		1,561,185,018
Other Assets Less Liabilities (0.4%)		6,135,127

Net Assets (100%)		$1,567,320,145

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $84,663,744 or 5.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $31,563,633 or 2.0% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $66,280. This was secured by cash collateral of $67,650 which was subsequently invested in joint repurchase agreements with a total value of $67,650, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation Protected Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	597	March-17	$129,568,510	$129,362,438	$(206,072)

Sales
10 Year U.S. Treasury Notes	40	March-17	$4,995,874	$4,971,250	$24,624
5 Year U.S. Treasury Notes	136	March-17	16,069,074	16,002,313	66,761

					$91,385

					$(114,687)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$83,875,564	$—	$83,875,564
Collateralized Mortgage Obligations	—	145,133,379	—	145,133,379
Commercial Mortgage-Backed Securities	—	24,367,258	—	24,367,258
Corporate Bonds
Consumer Discretionary	—	569,125	—	569,125
Consumer Staples	—	1,149,102	—	1,149,102
Energy	—	8,785,507	—	8,785,507
Financials	—	39,928,203	—	39,928,203
Industrials	—	268,313	—	268,313
Materials	—	160,605	—	160,605
Real Estate	—	97,500	—	97,500
Telecommunication Services	—	4,561,458	—	4,561,458
Utilities	—	335,296	—	335,296
Foreign Government Securities	—	26,526,724	—	26,526,724
Futures	91,385	—	—	91,385
Municipal Bonds	—	2,645,993	—	2,645,993
Short-Term Investments
Investment Companies	17,372,657	—	—	17,372,657
Repurchase Agreements	—	67,650	—	67,650
U.S. Government Agency Securities	—	353,267,949	—	353,267,949
Supranational	—	2,317,853	—	2,317,853
U.S. Government Agency Securities	—	11,560,580	—	11,560,580
U.S. Treasury Obligations	—	838,194,302	—	838,194,302

Total Assets	$17,464,042	$1,543,812,361	$—	$1,561,276,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(206,072)	$—	$—	$(206,072)

Total Liabilities	$(206,072)	$—	$—	$(206,072)

Total	$17,257,970	$1,543,812,361	$—	$1,561,070,331

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$91,385	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(206,072	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$558,897

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$80,081

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $187,860,000 during the year ended December 31, 2016

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$119,268,784
Long-term U.S. government debt securities	505,213,245

$624,482,029

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$320,646,557
Long-term U.S. government debt securities	144,005,967

$464,652,524

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,141,834
Aggregate gross unrealized depreciation	(2,634,256)

Net unrealized depreciation	$(1,492,422)

Federal income tax cost of investments	$1,562,677,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,562,589,460)	$1,561,117,368
Repurchase Agreements (Cost $67,650)	67,650
Cash	3,657,173
Cash held as collateral at broker	212,471
Dividends, interest and other receivables	2,862,835
Receivable from Separate Accounts for Trust shares sold	475,000
Due from broker for futures variation margin	51,594
Securities lending income receivable	50
Other assets	5,425

Total assets	1,568,449,566

LIABILITIES
Investment management fees payable	591,338
Payable to Separate Accounts for Trust shares redeemed	149,250
Administrative fees payable	129,468
Distribution fees payable – Class IB	126,279
Payable for return of collateral on securities loaned	67,650
Trustees’ fees payable	2,725
Accrued expenses	62,711

Total liabilities	1,129,421

NET ASSETS	$1,567,320,145

Net assets were comprised of:
Paid in capital	$1,575,161,506
Accumulated undistributed net investment income (loss)	183,374
Accumulated undistributed net realized gain (loss) on investments and futures	(6,437,956)
Net unrealized appreciation (depreciation) on investments and futures	(1,586,779)

Net assets	$1,567,320,145

Class IB
Net asset value, offering and redemption price per share, $592,702,695 / 60,179,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class K
Net asset value, offering and redemption price per share, $974,617,450 / 98,441,247 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

(x)	Includes value of securities on loan of $66,280.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$11,845,116
Dividends	134,612
Securities lending (net)	1,562

Total income	11,981,290

EXPENSES
Investment management fees	7,026,476
Distribution fees – Class IB	1,577,142
Administrative fees	1,568,346
Printing and mailing expenses	103,294
Professional fees	94,177
Custodian fees	38,000
Trustees’ fees	35,710
Miscellaneous	56,189

Total expenses	10,499,334

NET INVESTMENT INCOME (LOSS)	1,481,956

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	318,249
Net distributions of realized gain received from underlying funds	163
Futures	558,897

Net realized gain (loss)	877,309

Change in unrealized appreciation (depreciation) on:
Investments	2,331,907
Futures	80,081

Net change in unrealized appreciation (depreciation)	2,411,988

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,289,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,771,253

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,481,956	$(2,490,518)
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	877,309	32,407
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	2,411,988	(2,827,627)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,771,253	(5,285,738)

DIVIDENDS:
Dividends from net investment income
Class IB	(568,122)	—
Class K	(3,256,296)	—

TOTAL DIVIDENDS:	(3,824,418)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,581,073 and 5,955,318 shares, respectively ]	64,902,222	58,820,076
Capital shares issued in reinvestment of distributions [ 57,724 and 0 shares, respectively ]	568,122	—
Capital shares repurchased [ (13,801,834) and (13,803,696) shares, respectively ]	(136,110,155)	(136,322,558)

Total Class IB transactions	(70,639,811)	(77,502,482)

Class K
Capital shares sold [ 16,364,433 and 14,222,910 shares, respectively ]	162,279,393	141,063,716
Capital shares issued in reinvestment of distributions [ 329,166 and 0 shares, respectively ]	3,256,296	—
Capital shares repurchased [ (17,053,737) and (7,683,997) shares, respectively ]	(169,092,237)	(76,204,811)

Total Class K transactions	(3,556,548)	64,858,905

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,196,359)	(12,643,577)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,249,524)	(17,929,315)
NET ASSETS:
Beginning of year	1,640,569,669	1,658,498,984

End of year (a)	$1,567,320,145	$1,640,569,669

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$183,374	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			May 20, 2013* to December 31, 2013

Class IB	2016	2015	2014
Net asset value, beginning of period	$9.84	$9.89	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	0.03	(0.02)	(0.01)	(0.04)

Total from investment operations	0.02	(0.05)	(0.05)	(0.06)

Less distributions:
Dividends from net investment income	(0.01)	—	—	—

Net asset value, end of period	$9.85	$9.84	$9.89	$9.94

Total return (b)	0.20%	(0.51)%	(0.50)%	(0.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$592,703	$662,903	$743,593	$877,376
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.82%	0.82%	0.83	%(dd)
Before waivers (a)(f)	0.82%	0.82%	0.82%	0.83	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.05)%	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Before waivers (a)(f)	(0.05)%	(0.30)%	(0.40)%	(0.25	)%(l)(dd)
Portfolio turnover rate (z)^	63%	53%	78%	38%
	Year Ended December 31,			November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Class K	2016	2015	2014
Net asset value, beginning of period	$9.90	$9.92	$9.94	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	— #	(0.02)	—	#	0.03
Net realized and unrealized gain (loss) on investments and futures	0.01	(0.02)	— #	(0.01)		(0.07)

Total from investment operations	0.03	(0.02)	(0.02)	(0.01)		(0.04)

Less distributions:
Dividends from net investment income	(0.03)	—	—	—		—

Net asset value, end of period	$9.90	$9.90	$9.92	$9.94		$9.96

Total return (b)	0.35%	(0.20)%	(0.20)%	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$974,617	$977,667	$914,906	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.57%	0.57%	0.57%	0.63	%(dd)	0.65	%(dd)
Before waivers (a)(f)	0.57%	0.57%	0.57%	0.63	%(dd)	1.30	%(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.20%	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	1.33	%(l)(dd)
Before waivers (a)(f)	0.20%	(0.04)%	(0.15)%	(0.10	)%(l)(dd)	0.68	%(l)(dd)
Portfolio turnover rate (z)^	63%	53%	78%	38%		38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses.

See Notes to Financial Statements.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.61%	12.57%	7.82%
Portfolio – Class IB Shares	12.55	12.57	7.68
Portfolio – Class K Shares*	12.83	12.85	14.39
Russell 2000® Growth Index	11.32	13.74	7.76
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.55% for the year ended December 31, 2016. The Portfolio’s benchmark, Russell 2000® Growth Index returned, 11.32% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

Stock selection contributed in the health care and financials sectors, as did underweight positioning in the health care sector relative to the benchmark and overweight positioning in the financials sector.

•

Ollie’s Bargain Outlet Holdings, Inc., a closeout retailer, reported strong quarterly results early in 2016, despite a very challenging year-ago comparison, a reflection of how strongly its deep-value merchandise has resonated with its customer base.

•	Also contributing was TESARO, Inc., an oncology based biopharmaceutical firm.

What hurt performance during the year:

•

Information technology was the largest detractor from returns; during the post-election rally, investors rotated into more cyclically oriented ideas given renewed optimism on the economy and potential fiscal stimulus. As a result, software as a group underperformed the broader market despite solid earnings releases in the most recent period as these higher-quality and stable business models became sources of funds.

•

Acadia Healthcare Co., Inc. focuses on acute and residential behavioral and substance abuse care in the U.S. and the U.K. The company preannounced below-consensus third quarter earnings, mainly owing to lower-than-expected same-facility growth, caused by the distraction of the mandatory divestiture of 21 recently acquired behavioral facilities in the U.K.

•

Akorn, Inc., a specialty pharmaceutical company focusing on generic ophthalmics and injectables, detracted during an unforgiving quarter for health care stocks. In addition to the overall pressure on the specialty pharmaceutical space, Akorn is currently under watch to restate its financial statements for 2014 and 2015.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Reflecting our bottom-up investment process, we continue to find opportunities across most sectors, with a greater emphasis on companies that are less dependent on the short-term macro outlook.

Consistent with our investment discipline, we believe our holdings — regardless of their absolute level of growth or degree of economic sensitivity — are well positioned to meet or exceed consensus expectations over the next six to 18 months. Many of our purchases have what we believe are unique secular growth drivers or company-specific initiatives that will help drive earnings.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	19.7%
Industrials	17.9
Consumer Discretionary	17.7
Financials	14.4
Health Care	14.0
Repurchase Agreements	6.3
Real Estate	4.2
Materials	3.9
Energy	3.0
Utilities	1.9
Consumer Staples	1.9
Investment Companies	1.0
Telecommunication Services	0.4
Cash and Other	(6.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,131.37	$5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.34	4.85
Class IB
Actual	1,000.00	1,131.09	5.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.34	4.85
Class K
Actual	1,000.00	1,132.87	3.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.7%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$909,030
Cooper Tire & Rubber Co.	31,400	1,219,890
Cooper-Standard Holdings, Inc.*	8,700	899,406
Dana, Inc.	81,100	1,539,278
Dorman Products, Inc.*	14,000	1,022,840
Drew Industries, Inc.	13,600	1,465,400
Federal-Mogul Holdings Corp.*	2,700	27,837
Fox Factory Holding Corp.*	11,500	319,125
Gentherm, Inc.*	19,800	670,230
Horizon Global Corp.*	11,800	283,200
Modine Manufacturing Co.*	27,900	415,710
Motorcar Parts of America, Inc.*	9,600	258,432
Spartan Motors, Inc.	1,000	9,250
Standard Motor Products, Inc.	10,800	574,776
Superior Industries International, Inc.	12,200	321,470
Tenneco, Inc.*	30,100	1,880,347
Tower International, Inc.	9,900	280,665
Workhorse Group, Inc. (x)*	100	706

		12,097,592

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	512,730

Distributors (0.1%)
Core-Mark Holding Co., Inc.	27,600	1,188,732
Weyco Group, Inc.	4,700	147,110

		1,335,842

Diversified Consumer Services (2.2%)
American Public Education, Inc.*	5,950	146,073
Apollo Education Group, Inc.*	51,700	511,830
Ascent Capital Group, Inc., Class A*	8,900	144,714
Bright Horizons Family Solutions, Inc.*	228,105	15,971,912
Capella Education Co.	6,550	575,090
Career Education Corp.*	34,500	348,105
Chegg, Inc. (x)*	41,600	307,008
DeVry Education Group, Inc.	34,900	1,088,880
Grand Canyon Education, Inc.*	274,068	16,019,274
Houghton Mifflin Harcourt Co.*	69,300	751,905
K12, Inc.*	16,200	277,992
Liberty Tax, Inc.	500	6,700
LifeLock, Inc.*	43,900	1,050,088
Regis Corp.*	23,910	347,173
Sotheby’s*	28,700	1,143,982
Strayer Education, Inc.*	5,800	467,654
Weight Watchers International, Inc. (x)*	28,500	326,325

		39,484,705

Hotels, Restaurants & Leisure (5.6%)
Belmond Ltd., Class A*	43,700	583,395
Biglari Holdings, Inc.*	870	411,684

BJ’s Restaurants, Inc.*	11,800	$463,740
Bloomin’ Brands, Inc.	68,000	1,226,040
Bob Evans Farms, Inc.	13,000	691,730
Boyd Gaming Corp.*	39,200	790,664
Buffalo Wild Wings, Inc.*	79,448	12,266,771
Caesars Acquisition Co., Class A*	23,900	322,650
Caesars Entertainment Corp. (x)*	19,440	165,240
Carrols Restaurant Group, Inc.*	18,600	283,650
Century Casinos, Inc.*	100	823
Cheesecake Factory, Inc. (The)	26,700	1,598,796
Churchill Downs, Inc.	7,300	1,098,285
Chuy’s Holdings, Inc.*	8,700	282,315
ClubCorp Holdings, Inc.	33,700	483,595
Cracker Barrel Old Country Store, Inc. (x)	10,000	1,669,800
Dave & Buster’s Entertainment, Inc.*	239,934	13,508,284
Del Frisco’s Restaurant Group, Inc.*	9,700	164,900
Denny’s Corp.*	52,112	668,597
DineEquity, Inc.	11,300	870,100
Eldorado Resorts, Inc. (x)*	8,600	145,770
Fiesta Restaurant Group, Inc.*	14,300	426,855
Fogo De Chao, Inc.*	100	1,435
Golden Entertainment, Inc.	100	1,211
ILG, Inc.	60,613	1,101,338
International Speedway Corp., Class A	21,100	776,480
Intrawest Resorts Holdings, Inc.*	500	8,925
Isle of Capri Casinos, Inc.*	7,500	185,175
J Alexander’s Holdings, Inc.*	6,482	69,682
Jack in the Box, Inc.	16,700	1,864,388
Kona Grill, Inc. (x)*	300	3,765
La Quinta Holdings, Inc.*	51,300	728,973
Marcus Corp. (The)	7,400	233,100
Marriott Vacations Worldwide Corp.	11,700	992,745
Monarch Casino & Resort, Inc.*	12,700	327,406
Nathan’s Famous, Inc.*	200	12,980
Panera Bread Co., Class A*	65,290	13,390,326
Papa John’s International, Inc.	14,166	1,212,326
Penn National Gaming, Inc.*	49,900	688,121
Pinnacle Entertainment, Inc.*	31,700	459,650
Planet Fitness, Inc., Class A	610,344	12,267,914
Popeyes Louisiana Kitchen, Inc.*	12,700	768,096
Red Robin Gourmet Burgers, Inc.*	9,600	541,440
Red Rock Resorts, Inc., Class A	15,700	364,083
Ruth’s Hospitality Group, Inc.	13,500	247,050
Scientific Games Corp., Class A*	26,200	366,800
SeaWorld Entertainment, Inc. (x)	37,500	709,875
Shake Shack, Inc., Class A (x)*	8,200	293,478
Sonic Corp.	27,700	734,327
Speedway Motorsports, Inc.	5,600	121,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Texas Roadhouse, Inc.	220,790	$10,650,910
Vail Resorts, Inc.	103,620	16,714,942
Wingstop, Inc. (x)	5,300	156,827
Zoe’s Kitchen, Inc. (x)*	10,600	254,294

		104,373,098

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	200	6,080
Beazer Homes USA, Inc.*	9,300	123,690
Cavco Industries, Inc.*	4,800	479,280
Ethan Allen Interiors, Inc.	14,900	549,065
GoPro, Inc., Class A (x)*	52,700	459,017
Green Brick Partners, Inc.*	200	2,010
Helen of Troy Ltd.*	15,200	1,283,640
Hooker Furniture Corp.	500	18,975
Hovnanian Enterprises, Inc., Class A*	9,200	25,116
Installed Building Products, Inc.*	10,400	429,520
iRobot Corp.*	14,119	825,256
KB Home (x)	55,200	872,712
La-Z-Boy, Inc.	25,600	794,880
LGI Homes, Inc. (x)*	7,100	203,983
Libbey, Inc.	12,000	233,520
Lifetime Brands, Inc.	4,800	85,200
M.D.C. Holdings, Inc.	28,245	724,767
M/I Homes, Inc.*	12,800	322,304
Meritage Homes Corp.*	23,900	831,720
NACCO Industries, Inc., Class A	900	81,495
Taylor Morrison Home Corp., Class A*	16,700	321,642
Tempur Sealy International, Inc. (x)*	160,597	10,965,562
TopBuild Corp.*	20,100	715,560
TRI Pointe Group, Inc.*	94,175	1,081,129
Universal Electronics, Inc.*	9,500	613,225
WCI Communities, Inc.*	11,200	262,640
William Lyon Homes, Class A*	6,500	123,695
ZAGG, Inc.*	7,700	54,670

		22,490,353

Internet & Direct Marketing Retail (0.9%)
1-800-Flowers.com, Inc., Class A*	5,200	55,640
Duluth Holdings, Inc., Class B (x)*	5,600	142,240
Etsy, Inc.*	54,800	645,544
Expedia, Inc.	99,154	11,232,166
FTD Cos., Inc.*	9,760	232,678
HSN, Inc.	19,600	672,280
Lands’ End, Inc. (x)*	4,500	68,175
Liberty TripAdvisor Holdings, Inc., Class A*	41,000	617,050
Nutrisystem, Inc.	15,100	523,215
Overstock.com, Inc.*	500	8,750
Shutterfly, Inc.*	20,600	1,033,708
Wayfair, Inc., Class A (x)*	16,500	578,325

		15,809,771

Leisure Products (0.1%)
Arctic Cat, Inc.	100	$1,502
Callaway Golf Co.	47,000	515,120
JAKKS Pacific, Inc. (x)*	600	3,090
Marine Products Corp.	27,200	377,264
MCBC Holdings, Inc.	200	2,916
Nautilus, Inc.*	17,900	331,150
Smith & Wesson Holding Corp. (x)*	28,200	594,456
Sturm Ruger & Co., Inc. (x)	12,800	674,560

		2,500,058

Media (1.5%)
AMC Entertainment Holdings, Inc., Class A (x)	18,181	611,791
Central European Media Enterprises Ltd., Class A (x)*	200	510
Entercom Communications Corp., Class A	10,500	160,650
Entravision Communications Corp., Class A	34,000	238,000
Eros International plc (x)*	15,400	200,970
EW Scripps Co. (The), Class A*	40,165	776,389
Gannett Co., Inc.	61,400	596,194
Global Eagle Entertainment, Inc.*	19,600	126,616
Gray Television, Inc.*	29,100	315,735
Hemisphere Media Group, Inc.*	900	10,080
IMAX Corp.*	408,590	12,829,726
Liberty Media Corp-Liberty Braves, Class A*	1,500	30,735
Liberty Media Corp-Liberty Braves, Class C*	16,500	339,735
Liberty Media Corp-Liberty Media, Class A*	10,000	313,500
Liberty Media Corp-Liberty Media, Class C*	24,100	755,053
Loral Space & Communications, Inc.*	8,600	353,030
MDC Partners, Inc., Class A	30,150	197,483
Media General, Inc.*	56,900	1,071,427
Meredith Corp.	20,100	1,188,915
MSG Networks, Inc., Class A*	31,100	668,650
National CineMedia, Inc.	36,100	531,753
New Media Investment Group, Inc.	26,000	415,740
New York Times Co. (The), Class A	75,400	1,002,820
Nexstar Broadcasting Group, Inc., Class A (x)	17,900	1,133,070
Radio One, Inc., Class D*	300	870
Salem Media Group, Inc.	300	1,875
Scholastic Corp.	19,500	926,055
Sinclair Broadcast Group, Inc., Class A	36,300	1,210,605
Time, Inc.	52,400	935,340
World Wrestling Entertainment, Inc., Class A (x)	18,900	347,760

		27,291,077

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Multiline Retail (0.7%)
Big Lots, Inc. (x)	23,200	$1,164,872
Fred’s, Inc., Class A (x)	19,700	365,632
Ollie’s Bargain Outlet Holdings, Inc.*	369,005	10,498,192
Sears Holdings Corp. (x)*	10,500	97,545
Tuesday Morning Corp.*	10,600	57,240

		12,183,481

Specialty Retail (4.3%)
Aaron’s, Inc.	34,300	1,097,257
Abercrombie & Fitch Co., Class A (x)	38,100	457,200
American Eagle Outfitters, Inc. (x)	87,000	1,319,790
America’s Car-Mart, Inc.*	1,000	43,750
Asbury Automotive Group, Inc.*	11,400	703,380
Ascena Retail Group, Inc.*	97,264	602,064
Barnes & Noble Education, Inc.*	12,447	142,767
Barnes & Noble, Inc.	24,600	274,290
Boot Barn Holdings, Inc. (x)*	2,000	25,040
Buckle, Inc. (The) (x)	20,300	462,840
Burlington Stores, Inc.*	131,320	11,129,370
Caleres, Inc.	29,100	955,062
Cato Corp. (The), Class A	17,800	535,424
Chico’s FAS, Inc.	78,600	1,131,054
Children’s Place, Inc. (The)	9,845	993,853
Conn’s, Inc.*	12,300	155,595
Destination XL Group, Inc.*	35,600	151,300
DSW, Inc., Class A	35,100	795,015
Express, Inc.*	49,200	529,392
Finish Line, Inc. (The), Class A (x)	21,900	411,939
Five Below, Inc.*	384,330	15,357,827
Francesca’s Holdings Corp.*	25,600	461,568
Genesco, Inc.*	10,800	670,680
GNC Holdings, Inc., Class A	35,800	395,232
Group 1 Automotive, Inc.	12,800	997,632
Guess?, Inc.	39,000	471,900
Haverty Furniture Cos., Inc.	5,000	118,500
Hibbett Sports, Inc. (x)*	11,848	441,930
Lithia Motors, Inc., Class A	128,720	12,463,958
Lumber Liquidators Holdings, Inc. (x)*	8,600	135,364
MarineMax, Inc.*	9,700	187,695
Monro Muffler Brake, Inc.	18,650	1,066,780
Office Depot, Inc.	288,900	1,305,828
Party City Holdco, Inc. (x)*	10,600	150,520
Pier 1 Imports, Inc.	32,000	273,280
Rent-A-Center, Inc.	32,800	369,000
Restoration Hardware Holdings, Inc. (x)*	18,600	571,020
Select Comfort Corp.*	244,324	5,526,609
Shoe Carnival, Inc.	5,150	138,947
Sonic Automotive, Inc., Class A	14,400	329,760
Stage Stores, Inc. (x)	600	2,622
Tailored Brands, Inc.	28,000	715,400
Tile Shop Holdings, Inc.*	17,000	332,350
Tilly’s, Inc., Class A*	600	7,914

Ulta Salon Cosmetics & Fragrance, Inc.*	48,942	$12,477,273
Urban Outfitters, Inc.*	76,310	2,173,309
Vitamin Shoppe, Inc.*	12,600	299,250
West Marine, Inc.*	9,200	96,324
Zumiez, Inc. (x)*	14,156	309,309

		79,764,163

Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	16,000	932,800
Crocs, Inc.*	44,800	307,328
Culp, Inc.	100	3,715
Deckers Outdoor Corp.*	19,000	1,052,410
Delta Apparel, Inc.*	100	2,073
Fossil Group, Inc. (x)*	21,900	566,334
G-III Apparel Group Ltd.*	24,000	709,440
Iconix Brand Group, Inc.*	13,400	125,156
Movado Group, Inc.	8,400	241,500
Oxford Industries, Inc.	7,600	456,988
Steven Madden Ltd.*	29,262	1,046,117
Vera Bradley, Inc.*	3,000	35,160
Wolverine World Wide, Inc.	50,500	1,108,475

		6,587,496

Total Consumer Discretionary		324,430,366

Consumer Staples (1.9%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	4,900	832,265
Coca-Cola Bottling Co. Consolidated	2,600	465,010
MGP Ingredients, Inc. (x)	4,200	209,916
National Beverage Corp. (x)	4,800	245,184

		1,752,375

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	17,700	791,190
Ingles Markets, Inc., Class A	7,800	375,180
Performance Food Group Co.*	19,500	468,000
PriceSmart, Inc.	12,700	1,060,450
SpartanNash Co.	19,320	763,913
SUPERVALU, Inc.*	127,700	596,359
United Natural Foods, Inc.*	31,300	1,493,636
Village Super Market, Inc., Class A	400	12,360
Weis Markets, Inc.	4,800	320,832

		5,881,920

Food Products (1.2%)
AdvancePierre Foods Holdings, Inc.	214,006	6,373,098
Alico, Inc.	300	8,145
B&G Foods, Inc.	36,100	1,581,180
Calavo Growers, Inc.	8,400	515,760
Cal-Maine Foods, Inc. (x)	18,200	803,985
Darling Ingredients, Inc.*	91,022	1,175,094
Dean Foods Co.	59,400	1,293,732
Fresh Del Monte Produce, Inc.	17,800	1,079,214
Inventure Foods, Inc. (x)*	100	985
J&J Snack Foods Corp.	8,600	1,147,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

John B. Sanfilippo & Son, Inc.	4,400	$309,716
Lancaster Colony Corp.	10,100	1,428,039
Landec Corp.*	1,000	13,800
Limoneira Co.	200	4,302
Omega Protein Corp.*	8,100	202,905
Sanderson Farms, Inc. (x)	12,200	1,149,728
Seaboard Corp.*	200	790,398
Seneca Foods Corp., Class A*	400	16,020
Snyder’s-Lance, Inc.	46,826	1,795,308
Tootsie Roll Industries, Inc. (x)	10,062	399,965

		20,088,872

Household Products (0.1%)
Central Garden & Pet Co., Class A*	23,000	710,700
HRG Group, Inc.*	71,800	1,117,208
WD-40 Co.	7,800	911,820

		2,739,728

Personal Products (0.1%)
Avon Products, Inc.*	230,000	1,159,200
Inter Parfums, Inc.	7,600	248,900
Lifevantage Corp. (x)*	400	3,260
Nature’s Sunshine Products, Inc.	10,200	153,000
Nutraceutical International Corp.	10,100	352,995
Synutra International, Inc.*	6,293	33,668
USANA Health Sciences, Inc.*	7,400	452,880

		2,403,903

Tobacco (0.1%)
Alliance One International, Inc.*	300	5,760
Turning Point Brands, Inc.*	300	3,675
Universal Corp.	12,000	765,000
Vector Group Ltd. (x)	52,519	1,194,282

		1,968,717

Total Consumer Staples		34,835,515

Energy (3.0%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	38,400	506,880
Atwood Oceanics, Inc. (x)	35,400	464,802
Bristow Group, Inc.	20,501	419,860
CARBO Ceramics, Inc. (x)*	7,600	79,496
Era Group, Inc.*	9,800	166,306
Exterran Corp.*	19,200	458,880
Fairmount Santrol Holdings, Inc. (x)*	29,700	350,163
Forum Energy Technologies, Inc.*	37,900	833,800
Geospace Technologies Corp. (x)*	9,700	197,492
Helix Energy Solutions Group, Inc.*	75,800	668,556
Matrix Service Co.*	13,300	301,910
McDermott International, Inc.*	150,900	1,115,151
Natural Gas Services Group, Inc.*	7,600	244,340
Newpark Resources, Inc.*	56,300	422,250

Oceaneering International, Inc.	51,022	$1,439,331
Oil States International, Inc.*	28,300	1,103,700
Parker Drilling Co.*	77,700	202,020
PHI, Inc. (Non-Voting)*	10,200	183,804
Pioneer Energy Services Corp.*	38,100	260,985
RigNet, Inc.*	8,200	189,830
SEACOR Holdings, Inc.*	10,000	712,800
Seadrill Ltd. (x)*	197,400	673,134
Superior Energy Services, Inc.	349,070	5,892,302
Tesco Corp.*	20,100	165,825
TETRA Technologies, Inc.*	42,200	211,844
Tidewater, Inc. (x)*	25,800	87,978
U.S. Silica Holdings, Inc.	34,200	1,938,456
Unit Corp.*	27,600	741,612

		20,033,507

Oil, Gas & Consumable Fuels (1.9%)
Abraxas Petroleum Corp.*	28,300	72,731
Alon USA Energy, Inc.	18,300	208,254
Bill Barrett Corp.*	33,000	230,670
California Resources Corp. (x)*	20,900	444,961
Callon Petroleum Co.*	75,400	1,158,898
Carrizo Oil & Gas, Inc.*	30,800	1,150,380
Clayton Williams Energy, Inc. (x)*	3,100	369,706
Clean Energy Fuels Corp. (x)*	13,300	38,038
Cobalt International Energy, Inc.*	213,000	259,860
Concho Resources, Inc.*	38,154	5,059,220
Contango Oil & Gas Co.*	8,779	81,996
CVR Energy, Inc. (x)	2,300	58,397
Delek U.S. Holdings, Inc.	37,700	907,439
Denbury Resources, Inc.*	183,600	675,648
DHT Holdings, Inc.	55,300	228,942
Dorian LPG Ltd.*	7,500	61,575
Eclipse Resources Corp.*	48,298	128,956
EP Energy Corp., Class A (x)*	24,700	161,785
Erin Energy Corp. (x)*	11,200	34,160
EXCO Resources, Inc. (x)*	84,300	73,653
Frontline Ltd. (x)	34,100	242,451
GasLog Ltd. (x)	21,300	342,930
Gener8 Maritime, Inc.*	6,400	28,672
Golar LNG Ltd.	46,400	1,064,416
Green Plains, Inc.	23,700	660,045
International Seaways, Inc.*	1,499	21,046
Jones Energy, Inc., Class A (x)*	2,500	12,500
Matador Resources Co.*	42,800	1,102,528
Navios Maritime Acquisition Corp.	5,600	9,520
Nordic American Tankers Ltd. (x)	41,200	346,080
Northern Oil and Gas, Inc. (x)*	22,500	61,875
Oasis Petroleum, Inc.*	122,263	1,851,062
Overseas Shipholding Group, Inc., Class A	4,500	17,235
Pacific Ethanol, Inc.*	8,200	77,900
Panhandle Oil and Gas, Inc., Class A	7,400	174,270
Par Pacific Holdings, Inc. (x)*	4,200	61,068
PDC Energy, Inc.*	138,670	10,064,668
Renewable Energy Group, Inc. (x)*	3,200	31,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

REX American Resources Corp.*	4,000	$395,000
RSP Permian, Inc.*	51,514	2,298,555
Sanchez Energy Corp. (x)*	23,800	214,914
Scorpio Tankers, Inc.	96,600	437,598
SemGroup Corp., Class A	34,300	1,432,025
Ship Finance International Ltd. (x)	37,200	552,420
Synergy Resources Corp. (x)*	94,400	841,104
Teekay Corp.	15,900	127,677
Teekay Tankers Ltd., Class A	65,100	147,126
W&T Offshore, Inc. (x)*	22,700	62,879
Western Refining, Inc.	39,000	1,476,150
Westmoreland Coal Co.*	9,000	159,030

		35,719,053

Total Energy		55,752,560

Financials (14.4%)
Banks (8.3%)
1st Source Corp.	8,935	399,037
Access National Corp.	200	5,552
ACNB Corp.	200	6,250
Allegiance Bancshares, Inc.*	500	18,075
American National Bankshares, Inc.	7,500	261,000
Ameris Bancorp	19,400	845,840
Ames National Corp.	10,160	335,280
Arrow Financial Corp.	3,585	145,193
Atlantic Capital Bancshares, Inc.*	600	11,400
Banc of California, Inc.	25,700	445,895
BancFirst Corp.	2,600	241,930
Banco Latinoamericano de Comercio Exterior SA, Class E	17,420	512,845
Bancorp, Inc. (The)*	1,000	7,860
BancorpSouth, Inc.	45,200	1,403,460
Bank of Marin Bancorp	2,790	194,603
Bank of the Ozarks, Inc.	49,871	2,622,715
Bankwell Financial Group, Inc.	200	6,500
Banner Corp.	14,900	831,569
Bar Harbor Bankshares	200	9,466
Berkshire Hills Bancorp, Inc.	14,800	545,380
Blue Hills Bancorp, Inc.	3,100	58,125
BNC Bancorp	26,500	845,350
Boston Private Financial Holdings, Inc.	54,810	907,106
Bridge Bancorp, Inc.	8,700	329,730
Brookline Bancorp, Inc.	51,156	838,958
Bryn Mawr Bank Corp.	8,300	349,845
BSB Bancorp, Inc.*	200	5,790
C&F Financial Corp.	100	4,985
Camden National Corp.	4,725	210,026
Capital Bank Financial Corp., Class A	10,281	403,529
Capital City Bank Group, Inc.	9,400	192,512
Cardinal Financial Corp.	19,550	641,045
Carolina Financial Corp.	300	9,237
Cascade Bancorp*	2,000	16,240
Cathay General Bancorp	45,801	1,741,812
CenterState Banks, Inc.	24,900	626,733

Central Pacific Financial Corp.	21,600	678,672
Central Valley Community Bancorp	300	5,988
Chemical Financial Corp.	33,675	1,824,175
Chemung Financial Corp.	200	7,270
Citizens & Northern Corp.	7,300	191,260
City Holding Co.	10,500	709,800
CNB Financial Corp.	5,940	158,836
CoBiz Financial, Inc.	19,200	324,288
Codorus Valley Bancorp, Inc.	209	5,977
Columbia Banking System, Inc.	33,110	1,479,355
Community Bank System, Inc.	21,776	1,345,539
Community Trust Bancorp, Inc.	8,500	421,600
ConnectOne Bancorp, Inc.	16,400	425,580
CU Bancorp*	1,400	50,120
Customers Bancorp, Inc.*	14,900	533,718
CVB Financial Corp.	63,600	1,458,348
Eagle Bancorp, Inc.*	17,930	1,092,834
Enterprise Bancorp, Inc.	100	3,756
Enterprise Financial Services Corp.	15,490	666,070
Equity Bancshares, Inc., Class A*	300	10,092
Farmers Capital Bank Corp.	200	8,410
Farmers National Banc Corp.	600	8,520
FCB Financial Holdings, Inc., Class A*	15,300	729,810
Fidelity Southern Corp.	2,900	68,643
Financial Institutions, Inc.	400	13,680
First Bancorp	8,800	238,832
First BanCorp*	44,300	292,823
First Bancorp, Inc.	3,140	103,934
First Busey Corp.	16,373	503,961
First Business Financial Services, Inc.	200	4,744
First Citizens BancShares, Inc., Class A	4,200	1,491,000
First Commonwealth Financial Corp.	59,700	846,546
First Community Bancshares, Inc.	12,300	370,722
First Connecticut Bancorp, Inc.	12,300	278,595
First Financial Bancorp	41,460	1,179,537
First Financial Bankshares, Inc. (x)	35,200	1,591,040
First Financial Corp.	3,500	184,800
First Financial Northwest, Inc.	300	5,922
First Foundation, Inc.*	400	11,400
First Internet Bancorp	400	12,800
First Interstate BancSystem, Inc., Class A	15,700	668,035
First Merchants Corp.	20,800	783,120
First Midwest Bancorp, Inc.	50,000	1,261,500
First NBC Bank Holding Co. (x)*	6,300	45,990
First Northwest Bancorp*	400	6,240
First of Long Island Corp. (The)	11,000	314,050
First Republic Bank	141,377	13,026,476
Flushing Financial Corp.	20,350	598,087
FNB Corp.	125,900	2,018,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Franklin Financial Network, Inc.*	700	$29,295
Fulton Financial Corp.	96,900	1,821,720
German American Bancorp, Inc.	4,700	247,267
Glacier Bancorp, Inc.	41,430	1,501,009
Great Southern Bancorp, Inc.	3,300	180,345
Great Western Bancorp, Inc.	30,800	1,342,572
Green Bancorp, Inc.*	600	9,120
Guaranty Bancorp	400	9,680
Hancock Holding Co.	42,290	1,822,699
Hanmi Financial Corp.	21,138	737,716
Heartland Financial USA, Inc.	17,155	823,440
Heritage Commerce Corp.	500	7,215
Heritage Financial Corp.	17,866	460,050
Heritage Oaks Bancorp	400	4,932
Hilltop Holdings, Inc.	45,799	1,364,810
Home BancShares, Inc.	63,788	1,771,393
HomeTrust Bancshares, Inc.*	500	12,950
Hope Bancorp, Inc.	66,285	1,450,979
Horizon Bancorp	450	12,600
IBERIABANK Corp.	21,048	1,762,770
Independent Bank Corp./MA	13,600	958,120
Independent Bank Corp./MI	400	8,680
Independent Bank Group, Inc.	5,700	355,680
International Bancshares Corp.	28,700	1,170,960
Investors Bancorp, Inc.	169,772	2,368,319
Lakeland Bancorp, Inc.	20,010	390,195
Lakeland Financial Corp.	15,855	750,893
LCNB Corp.	100	2,325
LegacyTexas Financial Group, Inc.	22,130	952,918
Live Oak Bancshares, Inc.	3,500	64,750
Macatawa Bank Corp.	600	6,246
MainSource Financial Group, Inc.	12,400	426,560
MB Financial, Inc.	36,540	1,725,784
MBT Financial Corp.	600	6,810
Mercantile Bank Corp.	1,100	41,470
Merchants Bancshares, Inc.	3,100	168,020
Middleburg Financial Corp.	200	6,950
Midland States Bancorp, Inc.	2,200	79,596
MidWestOne Financial Group, Inc.	200	7,520
MutualFirst Financial, Inc.	100	3,310
National Bank Holdings Corp., Class A	20,300	647,367
National Bankshares, Inc./Virginia (x)	3,200	139,040
National Commerce Corp.*	200	7,430
NBT Bancorp, Inc.	24,195	1,013,287
Nicolet Bankshares, Inc.*	300	14,307
Northrim BanCorp, Inc.	200	6,320
OFG Bancorp	22,400	293,440
Old Line Bancshares, Inc.	200	4,796
Old National Bancorp	78,880	1,431,672
Old Second Bancorp, Inc.	500	5,525
Opus Bank	9,000	270,450
Orrstown Financial Services, Inc.	200	4,480
Pacific Continental Corp.	9,100	198,835
Pacific Mercantile Bancorp*	300	2,190

Pacific Premier Bancorp, Inc.*	14,300	$505,505
Park National Corp.	8,850	1,058,991
Park Sterling Corp.	4,100	44,239
Peapack-Gladstone Financial Corp.	500	15,440
Penns Woods Bancorp, Inc.	440	22,220
Peoples Bancorp, Inc.	7,900	256,434
Peoples Financial Services Corp.	100	4,870
People’s Utah Bancorp	500	13,425
Pinnacle Financial Partners, Inc.	21,388	1,482,188
Preferred Bank	6,200	325,004
Premier Financial Bancorp, Inc.	330	6,633
PrivateBancorp, Inc.	43,518	2,358,240
Prosperity Bancshares, Inc.	37,350	2,680,982
QCR Holdings, Inc.	300	12,990
Renasant Corp.	21,900	924,618
Republic Bancorp, Inc., Class A	5,100	201,654
Republic First Bancorp, Inc.*	500	4,175
S&T Bancorp, Inc.	19,961	779,277
Sandy Spring Bancorp, Inc.	15,910	636,241
Seacoast Banking Corp. of Florida*	15,400	339,724
ServisFirst Bancshares, Inc.	24,400	913,536
Shore Bancshares, Inc.	300	4,575
Sierra Bancorp	3,500	93,065
Signature Bank*	76,780	11,532,355
Simmons First National Corp., Class A	16,320	1,014,288
South State Corp.	13,240	1,157,176
Southern First Bancshares, Inc.*	200	7,200
Southern National Bancorp of Virginia, Inc.	600	9,804
Southside Bancshares, Inc.	12,522	471,704
Southwest Bancorp, Inc./Oklahoma	500	14,500
State Bank Financial Corp.	22,700	609,722
Sterling Bancorp	65,474	1,532,092
Stock Yards Bancorp, Inc.	12,150	570,443
Stonegate Bank	1,000	41,730
Suffolk Bancorp	600	25,692
Summit Financial Group, Inc.	200	5,506
Sun Bancorp, Inc.	800	20,800
SVB Financial Group*	94,277	16,183,589
Texas Capital Bancshares, Inc.*	24,450	1,916,880
Tompkins Financial Corp. (x)	10,451	988,038
Towne Bank	25,709	854,824
TriCo Bancshares	9,900	338,382
TriState Capital Holdings, Inc.*	800	17,680
Triumph Bancorp, Inc.*	400	10,460
Trustmark Corp.	34,720	1,237,768
UMB Financial Corp.	23,460	1,809,235
Umpqua Holdings Corp.	113,173	2,125,389
Union Bankshares Corp.	22,397	800,469
Union Bankshares, Inc. (x)	100	4,545
United Bankshares, Inc. (x)	37,052	1,713,655
United Community Banks, Inc.	36,600	1,084,092
Univest Corp. of Pennsylvania	12,938	399,784
Valley National Bancorp	129,447	1,506,763
Veritex Holdings, Inc.*	300	8,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Washington Trust Bancorp, Inc.	10,800	$605,340
WashingtonFirst Bankshares, Inc.	525	15,220
Webster Financial Corp.	47,900	2,600,012
WesBanco, Inc.	21,916	943,703
West Bancorporation, Inc.	6,300	155,610
Westamerica Bancorp (x)	13,500	849,555
Wintrust Financial Corp.	28,270	2,051,554
Xenith Bankshares, Inc.*	270	7,614
Yadkin Financial Corp.	32,600	1,116,876

		152,040,440

Capital Markets (2.4%)
Actua Corp.*	16,850	235,900
Affiliated Managers Group, Inc.*	64,435	9,362,405
Arlington Asset Investment Corp., Class A (x)	6,200	91,884
Associated Capital Group, Inc., Class A	4,430	145,526
BGC Partners, Inc., Class A	110,740	1,132,870
Calamos Asset Management, Inc., Class A	1,700	14,535
Cohen & Steers, Inc.	11,366	381,898
Cowen Group, Inc., Class A (x)*	2,199	34,085
Diamond Hill Investment Group, Inc.	1,600	336,608
Evercore Partners, Inc., Class A	22,200	1,525,140
FBR & Co.	600	7,800
Fifth Street Asset Management, Inc.	500	3,350
Financial Engines, Inc.	28,400	1,043,700
GAIN Capital Holdings, Inc.	2,000	13,160
GAMCO Investors, Inc., Class A	4,430	136,843
Greenhill & Co., Inc.	22,600	626,020
Hennessy Advisors, Inc.	200	6,350
Houlihan Lokey, Inc.	3,600	112,032
INTL FCStone, Inc.*	8,100	320,760
Investment Technology Group, Inc.	20,000	394,800
Janus Capital Group, Inc.	88,300	1,171,741
KCG Holdings, Inc., Class A*	27,371	362,666
Ladenburg Thalmann Financial Services, Inc.*	7,300	17,812
Lazard Ltd., Class A	282,904	11,624,524
Manning & Napier, Inc.	700	5,285
Medley Management, Inc., Class A	400	3,960
Moelis & Co., Class A	7,000	237,300
OM Asset Management plc	20,900	303,050
Oppenheimer Holdings, Inc., Class A	600	11,160
Piper Jaffray Cos.*	8,000	580,000
PJT Partners, Inc., Class A	5,300	163,664
Pzena Investment Management, Inc., Class A	1,700	18,887
Safeguard Scientifics, Inc.*	2,230	29,994
Silvercrest Asset Management Group, Inc., Class A (x)	200	2,630
Stifel Financial Corp.*	237,888	11,882,505

Virtu Financial, Inc., Class A	10,900	$173,855
Virtus Investment Partners, Inc. (x)	4,795	566,050
Waddell & Reed Financial, Inc., Class A (x)	41,500	809,665
Walter Investment Management Corp. (x)*	16,300	77,425
Westwood Holdings Group, Inc.	900	53,991
WisdomTree Investments, Inc. (x)	72,600	808,764

		44,830,594

Consumer Finance (0.3%)
Encore Capital Group, Inc. (x)*	17,050	488,483
Enova International, Inc.*	2,800	35,140
EZCORP, Inc., Class A*	17,000	181,050
FirstCash, Inc.	26,604	1,250,387
Green Dot Corp., Class A*	25,200	593,460
LendingClub Corp.*	171,700	901,425
Nelnet, Inc., Class A	10,450	530,338
PRA Group, Inc.*	26,460	1,034,586
Regional Management Corp.*	1,300	34,164
World Acceptance Corp. (x)*	4,120	264,834

		5,313,867

Diversified Financial Services (0.1%)
FNFV Group*	43,900	601,430
Marlin Business Services Corp.	11,100	231,990
NewStar Financial, Inc.*	9,900	91,575
On Deck Capital, Inc. (x)*	16,000	74,080
PICO Holdings, Inc.*	9,000	136,350
Tiptree Financial, Inc., Class A	400	2,460

		1,137,885

Insurance (1.4%)
Ambac Financial Group, Inc.*	32,500	731,250
American Equity Investment Life Holding Co.	47,380	1,067,945
AMERISAFE, Inc.	11,990	747,577
Argo Group International Holdings Ltd.	19,105	1,259,020
Atlas Financial Holdings, Inc.*	300	5,415
Baldwin & Lyons, Inc., Class B	3,587	90,392
Blue Capital Reinsurance Holdings Ltd.	200	3,690
Citizens, Inc. (x)*	21,700	213,094
CNO Financial Group, Inc.	105,000	2,010,749
Crawford & Co., Class B	2,900	36,424
Donegal Group, Inc., Class A	7,700	134,596
eHealth, Inc.*	1,900	20,235
EMC Insurance Group, Inc.	1,200	36,012
Employers Holdings, Inc.	18,300	724,680
Enstar Group Ltd.*	5,950	1,176,315
FBL Financial Group, Inc., Class A	5,300	414,195
Federated National Holding Co.	600	11,214
Fidelity & Guaranty Life (x)	5,700	135,090
Genworth Financial, Inc., Class A*	262,800	1,001,268
Global Indemnity Ltd.*	7,450	284,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Greenlight Capital Reinsurance Ltd., Class A*	20,316	$463,205
Hallmark Financial Services, Inc.*	13,200	153,516
HCI Group, Inc.	1,300	51,324
Heritage Insurance Holdings, Inc.	13,700	214,679
Horace Mann Educators Corp.	24,910	1,066,148
Independence Holding Co.	7,684	150,222
Infinity Property & Casualty Corp.	6,000	527,400
Investors Title Co.	100	15,818
James River Group Holdings Ltd.	7,400	307,470
Kemper Corp.	20,700	917,010
Maiden Holdings Ltd.	34,930	609,529
MBIA, Inc.*	85,600	915,920
National General Holdings Corp.	34,700	867,153
National Western Life Group, Inc., Class A	1,030	320,124
Navigators Group, Inc. (The)	7,600	894,900
OneBeacon Insurance Group Ltd., Class A	10,000	160,500
Patriot National, Inc. (x)*	1,900	8,835
Primerica, Inc.	27,900	1,929,285
RLI Corp.	22,500	1,420,425
Safety Insurance Group, Inc.	8,350	615,395
Selective Insurance Group, Inc.	30,340	1,306,137
State Auto Financial Corp.	7,400	198,394
State National Cos., Inc.	2,600	36,036
Stewart Information Services Corp.	12,600	580,608
Third Point Reinsurance Ltd.*	36,100	416,955
Trupanion, Inc. (x)*	3,400	52,768
United Fire Group, Inc.	15,100	742,467
United Insurance Holdings Corp.	900	13,626
Universal Insurance Holdings, Inc. (x)	19,000	539,600
WMIH Corp.*	27,500	42,625

		25,641,900

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AG Mortgage Investment Trust, Inc. (REIT)	15,800	270,338
Altisource Residential Corp. (REIT)	38,700	427,248
Anworth Mortgage Asset Corp. (REIT)	24,900	128,733
Apollo Commercial Real Estate Finance, Inc. (REIT)	33,048	549,258
Ares Commercial Real Estate Corp. (REIT)	1,100	15,103
ARMOUR Residential REIT, Inc. (REIT)	20,916	453,668
Capstead Mortgage Corp. (REIT)	50,010	509,602
Colony Capital, Inc. (REIT), Class A (x)	62,734	1,270,364
CYS Investments, Inc. (REIT)	93,937	726,133
Dynex Capital, Inc. (REIT)	1,700	11,594

Great Ajax Corp. (REIT)	800	$10,616
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	17,800	338,022
Invesco Mortgage Capital, Inc. (REIT)	58,655	856,363
Ladder Capital Corp. (REIT)	23,927	328,278
MTGE Investment Corp. (REIT)	26,845	421,467
New Residential Investment Corp. (REIT)	126,292	1,985,309
New York Mortgage Trust, Inc. (REIT) (x)	91,700	605,220
Orchid Island Capital, Inc. (REIT) (x)	1,900	20,577
Owens Realty Mortgage, Inc. (REIT) (x)	200	3,704
PennyMac Mortgage Investment Trust (REIT)	46,763	765,510
Redwood Trust, Inc. (REIT)	40,000	608,400
Resource Capital Corp. (REIT) (x)	18,587	154,830
Western Asset Mortgage Capital Corp. (REIT)	14,600	147,022

		10,607,359

Thrifts & Mortgage Finance (1.3%)
Astoria Financial Corp.	57,300	1,068,645
Bank Mutual Corp.	19,000	179,550
BankFinancial Corp.	12,900	191,178
Bear State Financial, Inc.	200	2,030
Beneficial Bancorp, Inc.	45,376	834,918
BofI Holding, Inc. (x)*	34,800	993,540
Capitol Federal Financial, Inc.	77,100	1,269,066
Charter Financial Corp.	18,076	301,327
Clifton Bancorp, Inc.	600	10,152
Dime Community Bancshares, Inc.	24,400	490,440
ESSA Bancorp, Inc.	300	4,716
Essent Group Ltd.*	39,000	1,262,430
EverBank Financial Corp.	58,200	1,131,990
Federal Agricultural Mortgage Corp., Class C	1,200	68,724
First Defiance Financial Corp.	300	15,222
Flagstar Bancorp, Inc.*	10,600	285,564
Hingham Institution for Savings	100	19,678
Home Bancorp, Inc.	200	7,722
HomeStreet, Inc.*	12,700	401,320
Impac Mortgage Holdings, Inc. (x)*	300	4,206
Kearny Financial Corp.	51,279	797,388
Lake Sunapee Bank Group	300	7,077
LendingTree, Inc. (x)*	3,300	334,455
Meridian Bancorp, Inc.	30,100	568,890
Meta Financial Group, Inc.	4,300	442,470
MGIC Investment Corp.*	202,451	2,062,976
Nationstar Mortgage Holdings, Inc. (x)*	13,200	238,392
NMI Holdings, Inc., Class A*	21,300	226,845
Northfield Bancorp, Inc.	24,658	492,420
Northwest Bancshares, Inc.	51,790	933,774
OceanFirst Financial Corp.	13,200	396,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ocwen Financial Corp.*	33,300	$179,487
Oritani Financial Corp.	23,094	433,013
PennyMac Financial Services, Inc., Class A*	600	9,990
PHH Corp.*	38,200	579,112
Provident Financial Holdings, Inc.	200	4,044
Provident Financial Services, Inc.	31,600	894,280
Radian Group, Inc.	110,666	1,989,775
SI Financial Group, Inc.	200	3,080
Southern Missouri Bancorp, Inc.	100	3,538
Territorial Bancorp, Inc.	4,100	134,644
TrustCo Bank Corp.	66,200	579,250
United Community Financial Corp.	1,000	8,940
United Financial Bancorp, Inc.	26,345	478,425
Walker & Dunlop, Inc.*	14,500	452,400
Washington Federal, Inc.	51,500	1,769,025
Waterstone Financial, Inc.	2,200	40,480
Western New England Bancorp, Inc.	300	2,805
WSFS Financial Corp.	16,400	760,140

		23,365,929

Total Financials		262,937,974

Health Care (14.0%)
Biotechnology (4.1%)
Acceleron Pharma, Inc.*	14,300	364,936
Achillion Pharmaceuticals, Inc.*	57,900	239,127
Acorda Therapeutics, Inc.*	28,100	528,280
Aduro Biotech, Inc. (x)*	17,700	201,780
Advaxis, Inc. (x)*	24,600	176,136
Aevi Genomic Medicine, Inc.*	500	2,590
Agenus, Inc. (x)*	37,100	152,852
Aimmune Therapeutics, Inc. (x)*	13,600	278,120
Alder Biopharmaceuticals, Inc. (x)*	185,711	3,862,789
AMAG Pharmaceuticals, Inc. (x)*	19,553	680,444
Amicus Therapeutics, Inc.*	63,500	315,595
Anthera Pharmaceuticals, Inc.*	3,400	2,207
Applied Genetic Technologies Corp.*	100	935
Aptevo Therapeutics, Inc.*	1,850	4,514
Arena Pharmaceuticals, Inc.*	153,300	217,686
Argos Therapeutics, Inc.*	700	3,430
ARIAD Pharmaceuticals, Inc. (x)*	462,260	5,750,514
Array BioPharma, Inc. (x)*	92,500	813,075
Arrowhead Pharmaceuticals, Inc. (x)*	33,000	51,150
Asterias Biotherapeutics, Inc. (x)*	600	2,760
Atara Biotherapeutics, Inc. (x)*	9,600	136,320
Athersys, Inc. (x)*	1,400	2,142
Avexis, Inc. (x)*	3,900	186,147
Axovant Sciences Ltd. (x)*	13,500	167,670

Bellicum Pharmaceuticals, Inc. (x)*	3,000	$40,860
BioCryst Pharmaceuticals, Inc. (x)*	53,300	337,389
BioSpecifics Technologies Corp.*	100	5,570
BioTime, Inc. (x)*	29,400	106,134
Bluebird Bio, Inc. (x)*	19,300	1,190,810
Blueprint Medicines Corp.*	10,500	294,525
Cara Therapeutics, Inc. (x)*	9,500	88,255
Celldex Therapeutics, Inc. (x)*	35,100	124,254
ChemoCentryx, Inc.*	12,100	89,540
Chimerix, Inc.*	31,400	144,440
Cidara Therapeutics, Inc. (x)*	500	5,200
Clovis Oncology, Inc. (x)*	15,700	697,394
Coherus Biosciences, Inc.*	12,900	363,135
Corvus Pharmaceuticals, Inc.*	200	2,860
Curis, Inc.*	1,500	4,620
Cytokinetics, Inc.*	2,900	35,235
CytomX Therapeutics, Inc.*	400	4,396
DBV Technologies SA (ADR)*	99,326	3,489,322
Dimension Therapeutics, Inc.*	800	3,480
Dynavax Technologies Corp. (x)*	21,060	83,187
Eagle Pharmaceuticals, Inc. (x)*	4,700	372,898
Edge Therapeutics, Inc.*	600	7,500
Editas Medicine, Inc. (x)*	7,200	116,856
Emergent BioSolutions, Inc.*	18,700	614,108
Enanta Pharmaceuticals, Inc.*	8,800	294,800
Epizyme, Inc.*	15,900	192,390
Esperion Therapeutics, Inc. (x)*	10,000	125,200
Exact Sciences Corp. (x)*	55,100	736,136
Exelixis, Inc.*	117,900	1,757,889
FibroGen, Inc.*	26,200	560,680
Five Prime Therapeutics, Inc.*	17,600	881,936
Flexion Therapeutics, Inc.*	6,900	131,238
Foundation Medicine, Inc. (x)*	10,500	185,850
Genomic Health, Inc.*	8,400	246,876
Geron Corp. (x)*	95,100	196,857
Global Blood Therapeutics, Inc. (x)*	9,600	138,720
Halozyme Therapeutics, Inc.*	59,200	584,896
Heron Therapeutics, Inc. (x)*	13,500	176,850
Idera Pharmaceuticals, Inc. (x)*	1,400	2,100
Ignyta, Inc.*	2,000	10,600
Immune Design Corp.*	100	550
ImmunoGen, Inc. (x)*	83,100	169,524
Immunomedics, Inc. (x)*	84,900	311,583
Infinity Pharmaceuticals, Inc.*	56,100	75,735
Inovio Pharmaceuticals, Inc. (x)*	38,200	265,108
Insmed, Inc.*	35,400	468,342
Insys Therapeutics, Inc. (x)*	14,400	132,480
Intellia Therapeutics, Inc. (x)*	8,700	114,057
Ironwood Pharmaceuticals, Inc.*	72,800	1,113,112
Karyopharm Therapeutics, Inc.*	3,900	36,660
Keryx Biopharmaceuticals, Inc. (x)*	61,400	359,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kite Pharma, Inc. (x)*	20,500	$919,220
La Jolla Pharmaceutical Co.*	1,900	33,307
Lexicon Pharmaceuticals, Inc. (x)*	32,042	443,141
Ligand Pharmaceuticals, Inc. (x)*	11,450	1,163,435
Lion Biotechnologies, Inc. (x)*	10,000	69,500
Loxo Oncology, Inc. (x)*	1,100	35,327
MacroGenics, Inc.*	17,300	353,612
MannKind Corp. (x)*	192,255	122,409
MediciNova, Inc. (x)*	600	3,618
Merrimack Pharmaceuticals, Inc. (x)*	65,700	268,056
MiMedx Group, Inc. (x)*	60,900	539,574
Minerva Neurosciences, Inc. (x)*	25,000	293,750
Mirati Therapeutics, Inc.*	7,500	35,625
Momenta Pharmaceuticals, Inc.*	33,100	498,155
Myriad Genetics, Inc.*	38,100	635,127
NantKwest, Inc. (x)*	3,800	21,736
Natera, Inc.*	7,600	88,996
Neurocrine Biosciences, Inc.*	131,960	5,106,852
NewLink Genetics Corp.*	19,300	198,404
Novavax, Inc. (x)*	74,600	93,996
OncoMed Pharmaceuticals, Inc. (x)*	2,600	20,046
Ophthotech Corp. (x)*	15,900	76,797
Organovo Holdings, Inc. (x)*	6,600	22,374
Osiris Therapeutics, Inc. (x)*	28,700	140,917
Otonomy, Inc.*	2,300	36,570
OvaScience, Inc. (x)*	21,300	32,589
PDL BioPharma, Inc.	58,800	124,656
Pfenex, Inc.*	300	2,721
Portola Pharmaceuticals, Inc.*	23,400	525,096
Progenics Pharmaceuticals, Inc.*	42,600	368,064
Proteostasis Therapeutics, Inc. (x)*	100	1,226
Prothena Corp. plc (x)*	103,600	5,096,084
PTC Therapeutics, Inc. (x)*	31,800	346,938
Puma Biotechnology, Inc.*	12,900	396,030
Radius Health, Inc.*	16,000	608,480
REGENXBIO, Inc.*	300	5,565
Regulus Therapeutics, Inc.*	8,300	18,675
Repligen Corp.*	20,900	644,138
Retrophin, Inc.*	16,000	302,880
Rigel Pharmaceuticals, Inc.*	61,500	146,370
Sage Therapeutics, Inc.*	110,608	5,647,644
Sangamo BioSciences, Inc.*	42,200	128,710
Sarepta Therapeutics, Inc.*	23,100	633,633
Seres Therapeutics, Inc. (x)*	9,300	92,070
Sorrento Therapeutics, Inc. (x)*	12,600	61,740
Spark Therapeutics, Inc.*	8,952	446,705
Spectrum Pharmaceuticals, Inc.*	32,000	141,760
Stemline Therapeutics, Inc.*	700	7,490
Syndax Pharmaceuticals, Inc.*	500	3,585
Synergy Pharmaceuticals, Inc.*	94,700	576,723
Synthetic Biologics, Inc. (x)*	2,200	1,678
TESARO, Inc. (x)*	55,951	7,524,290

TG Therapeutics, Inc. (x)*	25,500	$118,575
Trevena, Inc.*	4,800	28,224
Trovagene, Inc.*	900	1,890
Ultragenyx Pharmaceutical, Inc. (x)*	86,740	6,098,689
Vanda Pharmaceuticals, Inc.*	26,703	425,913
Versartis, Inc.*	200	2,980
Vital Therapies, Inc. (x)*	300	1,305
Voyager Therapeutics, Inc. (x)*	700	8,918
XBiotech, Inc. (x)*	2,600	26,312
Xencor, Inc.*	15,600	410,592
ZIOPHARM Oncology, Inc. (x)*	56,765	303,693

		74,166,315

Health Care Equipment & Supplies (4.8%)
Abaxis, Inc.	14,700	775,719
Accuray, Inc. (x)*	34,867	160,388
Align Technology, Inc.*	128,131	12,317,234
Analogic Corp.	8,700	721,665
AngioDynamics, Inc.*	12,800	215,936
Anika Therapeutics, Inc.*	8,000	391,680
AtriCure, Inc.*	16,400	320,948
Atrion Corp.	700	355,040
Cantel Medical Corp.	18,275	1,439,156
Cardiovascular Systems, Inc.*	15,100	365,571
Cerus Corp. (x)*	50,100	217,935
ConforMIS, Inc. (x)*	4,100	33,210
CONMED Corp.	18,600	821,562
Corindus Vascular Robotics, Inc. (x)*	1,100	768
CryoLife, Inc.*	16,300	312,145
Cynosure, Inc., Class A*	11,631	530,374
DENTSPLY SIRONA, Inc.	127,254	7,346,373
DexCom, Inc.*	147,016	8,776,855
Endologix, Inc. (x)*	46,600	266,552
Exactech, Inc.*	18,300	499,590
GenMark Diagnostics, Inc.*	26,400	323,136
Glaukos Corp.*	7,500	257,250
Globus Medical, Inc., Class A*	39,500	979,995
Haemonetics Corp.*	28,300	1,137,660
Halyard Health, Inc.*	25,500	942,990
ICU Medical, Inc.*	7,600	1,119,860
Inogen, Inc.*	8,600	577,662
Insulet Corp.*	30,100	1,134,168
Integer Holdings Corp.*	15,100	444,695
Integra LifeSciences Holdings Corp.*	17,600	1,509,904
Invacare Corp.	20,100	262,305
InVivo Therapeutics Holdings Corp. (x)*	700	2,940
IRIDEX Corp. (x)*	200	2,812
K2M Group Holdings, Inc.*	5,700	114,228
Masimo Corp.*	23,950	1,614,230
Meridian Bioscience, Inc.	26,900	476,130
Merit Medical Systems, Inc.*	32,675	865,888
Natus Medical, Inc.*	16,700	581,160
Neogen Corp.*	20,350	1,343,100
Nevro Corp.*	154,849	11,251,328
Novocure Ltd. (x)*	22,200	174,270
NuVasive, Inc.*	26,800	1,805,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

NxStage Medical, Inc.*	43,200	$1,132,272
OraSure Technologies, Inc.*	39,600	347,688
Orthofix International NV*	12,500	452,250
Penumbra, Inc.*	160,858	10,262,740
Quidel Corp.*	17,900	383,418
Rockwell Medical, Inc.*	22,500	147,375
RTI Surgical, Inc.*	25,600	83,200
Second Sight Medical Products, Inc. (x)*	1,300	2,561
Spectranetics Corp. (The)*	25,300	619,850
STAAR Surgical Co.*	32,000	347,200
Surmodics, Inc.*	18,600	472,440
Tandem Diabetes Care, Inc. (x)*	100	215
Vascular Solutions, Inc.*	8,900	499,290
Veracyte, Inc. (x)*	300	2,322
ViewRay, Inc. (x)*	100	313
Wright Medical Group NV*	50,345	1,156,928
Zeltiq Aesthetics, Inc. (x)*	240,570	10,469,606

		89,169,328

Health Care Providers & Services (2.3%)
AAC Holdings, Inc. (x)*	5,000	36,200
Acadia Healthcare Co., Inc. (x)*	75,301	2,492,463
Aceto Corp.	17,900	393,263
Adeptus Health, Inc., Class A (x)*	6,500	49,660
Air Methods Corp.*	18,600	592,410
Almost Family, Inc.*	4,900	216,090
Amedisys, Inc.*	14,700	626,661
American Renal Associates Holdings, Inc.*	3,400	72,352
AMN Healthcare Services, Inc.*	24,800	953,560
BioScrip, Inc. (x)*	38,400	39,936
BioTelemetry, Inc.*	14,100	315,135
Capital Senior Living Corp.*	17,600	282,480
Chemed Corp.	9,100	1,459,731
Civitas Solutions, Inc.*	2,500	49,750
Community Health Systems, Inc.*	57,600	321,984
CorVel Corp.*	9,300	340,380
Cross Country Healthcare, Inc.*	17,000	265,370
Diplomat Pharmacy, Inc. (x)*	23,900	301,140
Ensign Group, Inc. (The)	23,400	519,714
Envision Healthcare Corp.*	179,005	11,329,225
Genesis Healthcare, Inc.*	22,290	94,733
HealthEquity, Inc.*	28,700	1,162,924
HealthSouth Corp.	47,300	1,950,652
Healthways, Inc.*	25,900	589,225
Kindred Healthcare, Inc.	45,681	358,596
Landauer, Inc.	5,833	280,567
LHC Group, Inc.*	9,300	425,010
Magellan Health, Inc.*	16,000	1,204,000
Molina Healthcare, Inc.*	22,550	1,223,563
National HealthCare Corp.	6,100	462,319
National Research Corp., Class A	200	3,800
Owens & Minor, Inc.#	32,950	1,162,806
PharMerica Corp.*	20,800	523,120

Premier, Inc., Class A*	213,869	$6,493,063
Providence Service Corp. (The)*	6,700	254,935
Quorum Health Corp.*	300	2,181
RadNet, Inc.*	200	1,290
Select Medical Holdings Corp.*	50,019	662,752
Surgery Partners, Inc.*	7,400	117,290
Surgical Care Affiliates, Inc.*	17,400	805,098
Team Health Holdings, Inc.*	38,400	1,668,480
Teladoc, Inc. (x)*	102,005	1,683,083
Triple-S Management Corp., Class B*	11,900	246,330
U.S. Physical Therapy, Inc.	6,200	435,240
Universal American Corp.*	12,400	123,380

		42,591,941

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	13,000	64,350
Computer Programs & Systems, Inc. (x)	6,500	153,400
Cotiviti Holdings, Inc. (x)*	11,200	385,280
Evolent Health, Inc., Class A*	7,000	103,600
HealthStream, Inc.*	12,200	305,610
HMS Holdings Corp.*	52,400	951,584
Medidata Solutions, Inc.*	31,600	1,569,572
Omnicell, Inc.*	23,800	806,820
Quality Systems, Inc.*	27,800	365,570

		4,705,786

Life Sciences Tools & Services (0.8%)
Accelerate Diagnostics, Inc. (x)*	14,400	298,800
Albany Molecular Research, Inc. (x)*	11,800	221,368
Cambrex Corp.*	17,900	965,705
ChromaDex Corp.*	800	2,648
Enzo Biochem, Inc.*	400	2,776
Fluidigm Corp.*	20,100	146,328
ICON plc*	113,406	8,528,132
INC Research Holdings, Inc., Class A*	21,600	1,136,160
Luminex Corp.*	28,500	576,555
NeoGenomics, Inc.*	5,800	49,706
Pacific Biosciences of California, Inc. (x)*	24,500	93,100
PAREXEL International Corp.*	30,277	1,989,804
PRA Health Sciences, Inc.*	11,400	628,368

		14,639,450

Pharmaceuticals (1.7%)
Aclaris Therapeutics, Inc. (x)*	400	10,856
Aerie Pharmaceuticals, Inc.*	12,500	473,125
Akorn, Inc.*	356,037	7,772,288
Amphastar Pharmaceuticals, Inc.*	18,600	342,612
ANI Pharmaceuticals, Inc.*	5,000	303,100
Aratana Therapeutics, Inc.*	17,200	123,496
Axsome Therapeutics, Inc.*	200	1,350
Catalent, Inc.*	52,045	1,403,133
Cempra, Inc. (x)*	21,600	60,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Collegium Pharmaceutical, Inc. (x)*	400	$6,228
Corcept Therapeutics, Inc.*	36,600	265,716
Depomed, Inc.*	41,700	751,434
Dermira, Inc.*	16,800	509,544
Endocyte, Inc.*	1,400	3,570
Flex Pharma, Inc.*	600	3,168
GW Pharmaceuticals plc (ADR)*	31,725	3,545,269
Horizon Pharma plc*	84,200	1,362,356
Impax Laboratories, Inc.*	39,100	518,075
Innoviva, Inc. (x)*	52,300	559,610
Intersect ENT, Inc.*	11,600	140,360
Intra-Cellular Therapies, Inc. (x)*	17,900	270,111
Lannett Co., Inc. (x)*	15,000	330,750
Lipocine, Inc. (x)*	800	2,944
Medicines Co. (The) (x)*	164,500	5,583,130
Nektar Therapeutics*	79,800	979,146
Neos Therapeutics, Inc. (x)*	500	2,925
Ocular Therapeutix, Inc. (x)*	6,300	52,731
Omeros Corp. (x)*	20,700	205,344
Pacira Pharmaceuticals, Inc.*	21,300	687,990
Phibro Animal Health Corp., Class A	9,600	281,280
Prestige Brands Holdings, Inc.*	28,700	1,495,270
Reata Pharmaceuticals, Inc., Class A (x)*	3,400	74,222
Revance Therapeutics, Inc. (x)*	11,700	242,190
SciClone Pharmaceuticals, Inc.*	42,600	460,080
Sucampo Pharmaceuticals, Inc., Class A (x)*	22,100	299,455
Supernus Pharmaceuticals, Inc.*	24,500	618,625
Tetraphase Pharmaceuticals, Inc.*	24,800	99,944
TherapeuticsMD, Inc. (x)*	78,300	451,791
Theravance Biopharma, Inc. (x)*	26,200	835,256
Titan Pharmaceuticals, Inc. (x)*	15,400	61,600
WaVe Life Sciences Ltd.*	300	7,845

		31,198,399

Total Health Care		256,471,219

Industrials (17.9%)
Aerospace & Defense (2.2%)
AAR Corp.	17,100	565,155
Aerojet Rocketdyne Holdings, Inc.*	35,500	637,225
Aerovironment, Inc.*	10,300	276,349
Astronics Corp.*	10,800	365,472
Cubic Corp.	12,600	604,170
Curtiss-Wright Corp.	25,000	2,459,000
DigitalGlobe, Inc.*	32,017	917,287
Engility Holdings, Inc.*	9,400	316,780
Esterline Technologies Corp.*	16,800	1,498,560
Hexcel Corp.	281,785	14,495,020
KEYW Holding Corp. (The) (x)*	500	5,895
KLX, Inc.*	28,900	1,303,679
Mercury Systems, Inc.*	18,600	562,092

Moog, Inc., Class A*	19,300	$1,267,624
National Presto Industries, Inc.	300	31,920
TASER International, Inc. (x)*	30,700	744,168
Teledyne Technologies, Inc.*	17,800	2,189,400
TransDigm Group, Inc.	44,784	11,149,425
Triumph Group, Inc.	25,700	681,050

		40,070,271

Air Freight & Logistics (0.9%)
Air Transport Services Group, Inc.*	27,700	442,092
Atlas Air Worldwide Holdings, Inc.*	12,900	672,735
Echo Global Logistics, Inc.*	14,700	368,235
Expeditors International of Washington, Inc.	208,967	11,066,892
Forward Air Corp.	16,700	791,246
Hub Group, Inc., Class A*	20,800	910,000
XPO Logistics, Inc.*	51,137	2,207,073

		16,458,273

Airlines (0.2%)
Allegiant Travel Co.	8,190	1,362,816
Hawaiian Holdings, Inc.*	25,400	1,447,800
SkyWest, Inc.	29,900	1,089,855

		3,900,471

Building Products (2.0%)
A.O. Smith Corp.	229,390	10,861,617
AAON, Inc.	20,562	679,574
Advanced Drainage Systems, Inc.	18,400	379,040
American Woodmark Corp.*	7,200	541,800
Apogee Enterprises, Inc.	15,900	851,604
Armstrong Flooring, Inc.*	900	17,919
Builders FirstSource, Inc.*	43,800	480,486
Caesarstone Ltd. (x)*	12,400	355,260
Continental Building Products, Inc.*	16,400	378,840
Gibraltar Industries, Inc.*	17,700	737,205
Griffon Corp.	20,900	547,580
Insteel Industries, Inc.	6,700	238,788
Lennox International, Inc.	93,120	14,263,190
Masonite International Corp.*	18,700	1,230,460
NCI Building Systems, Inc.*	1,000	15,650
Patrick Industries, Inc.*	6,600	503,580
PGT Innovations, Inc.*	21,600	247,320
Ply Gem Holdings, Inc.*	3,700	60,125
Quanex Building Products Corp.	25,200	511,560
Simpson Manufacturing Co., Inc.	21,200	927,500
Trex Co., Inc.*	16,500	1,062,600
Universal Forest Products, Inc.	10,700	1,093,326

		35,985,024

Commercial Services & Supplies (2.2%)
ABM Industries, Inc.	28,400	1,159,856
ACCO Brands Corp.*	54,500	711,225
Advanced Disposal Services, Inc.*	189,803	4,217,423
Brady Corp., Class A	26,400	991,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Brink’s Co. (The)	27,100	$1,117,875
Copart, Inc.*	212,810	11,791,802
Deluxe Corp.	24,800	1,775,928
Ennis, Inc.	9,400	163,090
Essendant, Inc.	19,190	401,071
G&K Services, Inc., Class A	9,900	954,855
Healthcare Services Group, Inc.	41,900	1,641,223
Herman Miller, Inc.	31,000	1,060,200
HNI Corp.	27,500	1,537,800
Interface, Inc.	37,800	701,190
Kimball International, Inc., Class B	19,100	335,396
Knoll, Inc.	29,700	829,521
Matthews International Corp., Class A	17,344	1,332,886
McGrath RentCorp	15,500	607,445
Mobile Mini, Inc.	24,600	744,150
MSA Safety, Inc.	18,800	1,303,404
Multi-Color Corp.	7,100	550,960
NL Industries, Inc.*	5,900	48,085
Quad/Graphics, Inc.	14,900	400,512
Steelcase, Inc., Class A	44,100	789,390
Team, Inc.*	15,000	588,750
Tetra Tech, Inc.#	32,400	1,398,060
U.S. Ecology, Inc.	13,800	678,270
UniFirst Corp.	9,400	1,350,310
Viad Corp.	11,100	489,510
West Corp.	24,500	606,620

		40,278,127

Construction & Engineering (1.0%)
Aegion Corp.*	25,200	597,240
Argan, Inc.	7,000	493,850
Comfort Systems USA, Inc.	20,900	695,970
Dycom Industries, Inc. (x)*	131,660	10,570,981
EMCOR Group, Inc.	34,400	2,434,144
Granite Construction, Inc.	20,800	1,144,000
MasTec, Inc.*	40,300	1,541,475
MYR Group, Inc.*	6,800	256,224
Primoris Services Corp.	22,900	521,662
Tutor Perini Corp.*	19,700	551,600

		18,807,146

Electrical Equipment (0.8%)
AMETEK, Inc.	164,245	7,982,307
AZZ, Inc.	13,300	849,870
Babcock & Wilcox Enterprises, Inc.*	23,900	396,501
Encore Wire Corp.	12,200	528,870
Energous Corp. (x)*	1,300	21,905
EnerSys	25,200	1,968,120
Generac Holdings, Inc.*	36,100	1,470,714
General Cable Corp.	36,000	685,800
Preformed Line Products Co.	198	11,508
Thermon Group Holdings, Inc.*	14,300	272,987
Vicor Corp.*	9,800	147,980

		14,336,562

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	120,832	13,326,561
Raven Industries, Inc.	26,000	655,200

		13,981,761

Machinery (5.1%)
Actuant Corp., Class A	31,200	$809,640
Alamo Group, Inc.	5,100	388,110
Albany International Corp., Class A	16,700	773,210
Altra Industrial Motion Corp.	16,800	619,920
American Railcar Industries, Inc. (x)	1,500	67,935
Astec Industries, Inc.	11,400	769,044
Barnes Group, Inc.	31,210	1,479,978
Briggs & Stratton Corp.	23,300	518,658
Chart Industries, Inc.*	16,200	583,524
CIRCOR International, Inc.	10,900	707,192
CLARCOR, Inc.	27,500	2,267,925
Douglas Dynamics, Inc.	9,400	316,310
EnPro Industries, Inc.	12,800	862,208
ESCO Technologies, Inc.	13,600	770,440
Federal Signal Corp.	45,300	707,133
Franklin Electric Co., Inc.	25,200	980,280
Global Brass & Copper Holdings, Inc.	11,200	384,160
Gorman-Rupp Co. (The)	8,043	248,931
Greenbrier Cos., Inc. (The) (x)	17,400	722,970
Harsco Corp.	41,400	563,040
Hillenbrand, Inc.	35,200	1,349,920
Hyster-Yale Materials Handling, Inc.	6,400	408,128
IDEX Corp.	162,485	14,633,400
John Bean Technologies Corp.	15,100	1,297,845
Joy Global, Inc.	51,500	1,442,000
Kadant, Inc.	5,700	348,840
Kennametal, Inc.	41,200	1,287,912
Lincoln Electric Holdings, Inc.	168,605	12,926,945
Lindsay Corp.	8,200	611,802
Lydall, Inc.*	8,700	538,095
Manitowoc Co., Inc. (The)*	66,400	397,072
Meritor, Inc.*	42,500	527,850
Middleby Corp. (The)*	120,100	15,470,082
Milacron Holdings Corp.*	2,700	50,301
Miller Industries, Inc.	4,600	121,670
Mueller Industries, Inc.	31,800	1,270,728
Mueller Water Products, Inc., Class A	97,400	1,296,394
Navistar International Corp.*	26,600	834,442
Nordson Corp.	129,300	14,488,065
Proto Labs, Inc. (x)*	12,300	631,605
RBC Bearings, Inc.*	13,000	1,206,530
Rexnord Corp.*	43,300	848,247
SPX Corp.*	21,700	514,724
SPX FLOW, Inc.*	18,400	589,904
Standex International Corp.	6,600	579,810
Sun Hydraulics Corp.	12,000	479,640
Tennant Co.	9,200	655,040
TriMas Corp.*	32,000	752,000
Wabash National Corp.	37,700	596,414
Watts Water Technologies, Inc., Class A	17,792	1,160,038
Woodward, Inc.	27,600	1,905,780

		93,761,831

Marine (0.0%)
Matson, Inc.	23,300	824,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Professional Services (0.7%)
Advisory Board Co. (The)*	26,700	$887,775
Barrett Business Services, Inc.	100	6,410
CBIZ, Inc.*	14,300	195,910
CEB, Inc.	17,900	1,084,740
Exponent, Inc.	13,900	838,170
FTI Consulting, Inc.*	22,800	1,027,824
Heidrick & Struggles International, Inc.	4,000	96,600
Huron Consulting Group, Inc.*	13,569	687,270
ICF International, Inc.*	11,700	645,840
Insperity, Inc.	8,400	595,980
Kelly Services, Inc., Class A	15,600	357,552
Kforce, Inc.	12,600	291,060
Korn/Ferry International	30,100	885,843
Mistras Group, Inc.*	700	17,976
Navigant Consulting, Inc.*	23,900	625,702
On Assignment, Inc.*	27,300	1,205,568
Resources Connection, Inc.	25,200	485,100
RPX Corp.*	27,500	297,000
TriNet Group, Inc.*	22,600	579,012
TrueBlue, Inc.*	28,300	697,595
WageWorks, Inc.*	17,792	1,289,920

		12,798,847

Road & Rail (0.8%)
ArcBest Corp.	11,700	323,505
Genesee & Wyoming, Inc., Class A*	153,485	10,653,394
Heartland Express, Inc. (x)	23,400	476,424
Knight Transportation, Inc.	36,200	1,196,410
Marten Transport Ltd.	11,800	274,940
Saia, Inc.*	14,700	649,005
Swift Transportation Co. (x)*	39,000	950,040
Werner Enterprises, Inc.	30,200	813,890

		15,337,608

Trading Companies & Distributors (1.2%)
Aircastle Ltd.	24,900	519,165
Applied Industrial Technologies, Inc.	19,000	1,128,600
Beacon Roofing Supply, Inc.*	31,200	1,437,384
BMC Stock Holdings, Inc.*	28,800	561,600
GATX Corp. (x)	21,400	1,317,812
GMS, Inc.*	5,800	169,824
H&E Equipment Services, Inc.	15,200	353,400
Kaman Corp.	14,300	699,699
MRC Global, Inc.*	56,500	1,144,690
NOW, Inc.*	55,900	1,144,273
Rush Enterprises, Inc., Class A*	22,000	701,800
Triton International Ltd.	20,900	330,220
Univar, Inc.*	22,079	626,381
Watsco, Inc.	74,650	11,057,158

		21,192,006

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	33,300	497,835

Total Industrials		328,230,349

Information Technology (19.7%)
Communications Equipment (1.9%)
ADTRAN, Inc.	26,200	$585,570
Aerohive Networks, Inc. (x)*	2,100	11,970
Applied Optoelectronics, Inc.*	4,100	96,104
Arista Networks, Inc.*	130,900	12,667,192
Bel Fuse, Inc., Class B	400	12,360
Black Box Corp.	3,900	59,475
CalAmp Corp.*	19,000	275,500
Calix, Inc.*	1,600	12,320
Ciena Corp.*	67,600	1,650,116
Clearfield, Inc.*	400	8,280
Comtech Telecommunications Corp.	1,800	21,330
Digi International, Inc.*	7,350	101,063
EMCORE Corp.	1,900	16,530
Extreme Networks, Inc.*	5,100	25,653
Finisar Corp.*	218,810	6,623,379
Harmonic, Inc.*	5,000	25,000
Infinera Corp.*	75,000	636,750
InterDigital, Inc.	19,800	1,808,730
Ixia*	32,750	527,275
KVH Industries, Inc.*	9,700	114,460
Lumentum Holdings, Inc.*	26,400	1,020,360
NETGEAR, Inc.*	17,100	929,385
NetScout Systems, Inc.*	50,400	1,587,600
Oclaro, Inc.*	50,900	455,555
Plantronics, Inc.	19,200	1,051,392
ShoreTel, Inc.*	29,030	207,565
Silicom Ltd.	200	8,218
Sonus Networks, Inc.*	9,700	61,110
Ubiquiti Networks, Inc.*	13,600	786,080
ViaSat, Inc.*	23,400	1,549,548
Viavi Solutions, Inc.*	122,500	1,002,050

		33,937,920

Electronic Equipment, Instruments & Components (1.6%)
Agilysys, Inc.*	10,850	112,406
Anixter International, Inc.*	18,200	1,475,110
AVX Corp.	25,300	395,439
Badger Meter, Inc.	19,000	702,050
Belden, Inc.	22,200	1,659,894
Benchmark Electronics, Inc.*	34,300	1,046,150
Coherent, Inc.*	12,700	1,744,790
Control4 Corp.*	800	8,160
CTS Corp.	21,400	479,360
Daktronics, Inc.	6,400	68,480
Electro Scientific Industries, Inc.*	1,400	8,288
ePlus, Inc.*	3,300	380,160
Fabrinet*	18,800	757,640
FARO Technologies, Inc.*	9,095	327,420
II-VI, Inc.*	37,100	1,100,015
Insight Enterprises, Inc.*	21,300	861,372
InvenSense, Inc.*	28,300	361,957
Itron, Inc.*	20,500	1,288,425
Kimball Electronics, Inc.*	600	10,920
Knowles Corp. (x)*	46,700	780,357
Littelfuse, Inc.	13,200	2,003,363
Maxwell Technologies, Inc.*	1,500	7,680
Mesa Laboratories, Inc.	400	49,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Methode Electronics, Inc.	18,800	$777,380
MTS Systems Corp.	11,300	640,710
Novanta, Inc.*	17,000	357,000
OSI Systems, Inc.*	10,500	799,260
Park Electrochemical Corp.	9,800	182,770
PC Connection, Inc.	800	22,472
Plexus Corp.*	18,395	994,066
RadiSys Corp.*	2,100	9,303
Rogers Corp.*	11,300	867,953
Sanmina Corp.*	40,600	1,487,990
ScanSource, Inc.*	14,000	564,900
SYNNEX Corp.	15,000	1,815,300
Systemax, Inc.	200	1,754
Tech Data Corp.*	20,100	1,702,068
TTM Technologies, Inc.*	37,800	515,214
Universal Display Corp.*	23,700	1,334,310
Vishay Intertechnology, Inc. (x)	74,300	1,203,660
Vishay Precision Group, Inc.*	8,400	158,760

		29,063,406

Internet Software & Services (2.6%)
2U, Inc.*	19,100	575,865
Alarm.com Holdings, Inc.*	8,100	225,423
Amber Road, Inc.*	2,700	24,516
Angie’s List, Inc.*	2,600	21,398
Appfolio, Inc., Class A*	800	19,080
Autobytel, Inc.*	1,500	20,175
Bankrate, Inc.*	26,233	289,875
Bazaarvoice, Inc.*	7,200	34,920
Benefitfocus, Inc. (x)*	4,800	142,560
Blucora, Inc.*	20,300	299,425
Box, Inc., Class A (x)*	25,500	353,430
Brightcove, Inc.*	2,000	16,100
Carbonite, Inc.*	5,550	91,020
Care.com, Inc.*	1,700	14,569
ChannelAdvisor Corp.*	1,400	20,090
Cimpress NV (x)*	13,100	1,200,091
comScore, Inc.*	29,455	930,189
Cornerstone OnDemand, Inc.*	26,300	1,112,753
CoStar Group, Inc.*	62,441	11,769,503
DHI Group, Inc.*	3,200	20,000
EarthLink Holdings Corp.	58,850	331,914
Endurance International Group Holdings, Inc. (x)*	26,300	244,590
Envestnet, Inc.*	21,600	761,400
Five9, Inc.*	8,800	124,872
Global Sources Ltd.*	200	1,770
Gogo, Inc. (x)*	35,500	327,310
GrubHub, Inc.*	41,200	1,549,944
GTT Communications, Inc.*	13,800	396,750
Hortonworks, Inc. (x)*	5,900	49,029
Instructure, Inc.*	3,700	72,335
Intralinks Holdings, Inc.*	8,800	118,976
j2 Global, Inc.	27,800	2,274,040
Limelight Networks, Inc.*	35,300	88,956
Liquidity Services, Inc.*	1,300	12,675
LivePerson, Inc.*	3,200	24,160
LogMeIn, Inc.	121,520	11,732,756
Marchex, Inc., Class B*	1,600	4,240
MeetMe, Inc.*	13,000	64,090
MINDBODY, Inc., Class A (x)*	4,900	104,370

New Relic, Inc.*	11,500	$324,875
NIC, Inc.	33,195	793,361
Numerex Corp., Class A*	200	1,480
Pandora Media, Inc. (x)*	510,805	6,660,897
Q2 Holdings, Inc.*	13,300	383,705
QuinStreet, Inc.*	1,000	3,760
Quotient Technology, Inc. (x)*	33,500	360,125
RealNetworks, Inc.*	3,600	17,496
Reis, Inc.	200	4,450
RetailMeNot, Inc.*	3,200	29,760
Rightside Group Ltd.*	400	3,308
Shutterstock, Inc. (x)*	9,700	460,944
SPS Commerce, Inc.*	8,700	608,043
Stamps.com, Inc. (x)*	8,700	997,455
TechTarget, Inc.*	20,000	170,600
TrueCar, Inc. (x)*	28,300	353,750
Web.com Group, Inc.*	30,400	642,960
WebMD Health Corp.*	19,800	981,486
Xactly Corp.*	4,600	50,600
XO Group, Inc.*	800	15,560

		48,329,774

IT Services (2.0%)
Acxiom Corp.*	42,600	1,141,680
ALJ Regional Holdings, Inc.*	500	2,195
Blackhawk Network Holdings, Inc.*	28,495	1,073,549
CACI International, Inc., Class A*	13,100	1,628,330
Cardtronics plc, Class A*	23,500	1,282,395
Cass Information Systems, Inc.	5,101	375,281
Convergys Corp.	46,400	1,139,584
CSG Systems International, Inc.	22,600	1,093,840
Datalink Corp.*	1,000	11,260
EPAM Systems, Inc.*	98,080	6,307,525
EVERTEC, Inc.	41,700	740,175
ExlService Holdings, Inc.*	17,500	882,700
Forrester Research, Inc.	5,000	214,750
Hackett Group, Inc. (The)	1,600	28,256
Information Services Group, Inc.*	500	1,820
Lionbridge Technologies, Inc.*	1,600	9,280
ManTech International Corp., Class A	14,700	621,075
MAXIMUS, Inc.	35,120	1,959,345
MoneyGram International, Inc.*	1,700	20,077
NCI, Inc., Class A	400	5,580
NeuStar, Inc., Class A*	28,800	961,920
Perficient, Inc.*	19,700	344,553
PFSweb, Inc.*	1,700	14,450
Planet Payment, Inc.*	3,500	14,280
Science Applications International Corp.	22,100	1,874,080
ServiceSource International, Inc.*	6,000	34,080
Sykes Enterprises, Inc.*	24,228	699,220
Syntel, Inc.	16,500	326,535
TeleTech Holdings, Inc.	1,700	51,850
Travelport Worldwide Ltd.	57,900	816,390
Unisys Corp. (x)*	30,389	454,316
Vantiv, Inc., Class A*	201,083	11,988,567
Virtusa Corp.*	15,800	396,896

		36,515,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (3.8%)
Advanced Energy Industries, Inc.*	24,400	$1,335,900
Advanced Micro Devices, Inc.*	395,660	4,486,784
Alpha & Omega Semiconductor Ltd.*	1,200	25,524
Ambarella, Inc. (x)*	17,500	947,275
Amkor Technology, Inc.*	51,700	545,435
Applied Micro Circuits Corp.*	63,300	522,225
Axcelis Technologies, Inc.*	8,500	123,675
Brooks Automation, Inc.	40,700	694,749
Cabot Microelectronics Corp.	12,200	770,674
Cavium, Inc.*	35,347	2,207,067
CEVA, Inc.*	8,900	298,595
Cirrus Logic, Inc.*	119,800	6,773,492
Cohu, Inc.	3,500	48,650
Diodes, Inc.*	21,300	546,771
DSP Group, Inc.*	23,500	306,675
Entegris, Inc.*	83,200	1,489,280
Exar Corp.*	5,050	54,439
FormFactor, Inc.*	30,361	340,043
GigPeak, Inc.*	10,300	25,956
Inphi Corp.*	18,500	825,470
Integrated Device Technology, Inc.*	70,600	1,663,336
Intersil Corp., Class A	76,100	1,697,030
IXYS Corp.	2,850	33,915
Kopin Corp.*	34,350	97,554
Lattice Semiconductor Corp.*	61,900	455,584
MACOM Technology Solutions Holdings, Inc. (x)*	12,900	597,012
MaxLinear, Inc., Class A*	35,756	779,481
Microsemi Corp.*	277,393	14,970,900
MKS Instruments, Inc.	30,800	1,829,520
Monolithic Power Systems, Inc.	22,700	1,859,811
Nanometrics, Inc.*	12,450	311,997
NeoPhotonics Corp.*	10,800	116,748
NVE Corp.	1,350	96,431
ON Semiconductor Corp.*	1,116,008	14,240,262
PDF Solutions, Inc.*	8,200	184,910
Photronics, Inc.*	42,400	479,120
Power Integrations, Inc.	14,300	970,255
Rambus, Inc.*	70,500	970,785
Rudolph Technologies, Inc.*	15,700	366,595
Semtech Corp.*	34,500	1,088,475
Sigma Designs, Inc.*	3,600	21,600
Silicon Laboratories, Inc.*	22,100	1,436,500
Synaptics, Inc.*	19,200	1,028,736
Tessera Holding Corp.	25,500	1,127,100
Ultra Clean Holdings, Inc.*	900	8,730
Ultratech, Inc.*	13,100	314,138
Veeco Instruments, Inc.*	20,488	597,225
Xcerra Corp.*	1,300	9,932

		69,722,361

Software (7.5%)
8x8, Inc.*	43,800	626,340
A10 Networks, Inc.*	10,400	86,424
ACI Worldwide, Inc.*	66,481	1,206,630
American Software, Inc., Class A	21,500	222,095

Aspen Technology, Inc.*	281,372	$15,385,421
Barracuda Networks, Inc.*	9,900	212,157
Blackbaud, Inc.	27,000	1,728,000
Bottomline Technologies de, Inc.*	23,900	597,978
BroadSoft, Inc.*	15,100	622,875
Cadence Design Systems, Inc.*	305,803	7,712,352
Callidus Software, Inc.*	28,000	470,400
CommVault Systems, Inc.*	20,200	1,038,280
CyberArk Software Ltd.*	225,780	10,272,990
Digimarc Corp. (x)*	500	15,000
Ebix, Inc. (x)	13,100	747,355
Ellie Mae, Inc.*	116,880	9,780,518
EnerNOC, Inc.*	2,800	16,800
Exa Corp.*	500	7,680
Fair Isaac Corp.	17,000	2,026,740
Gigamon, Inc.*	16,800	765,240
Globant SA (x)*	13,400	446,890
Glu Mobile, Inc. (x)*	18,000	34,920
Guidance Software, Inc.*	22,100	156,468
Guidewire Software, Inc.*	224,803	11,089,532
HubSpot, Inc.*	181,590	8,534,730
Imperva, Inc.*	13,800	529,920
Jive Software, Inc.*	1,300	5,655
Mentor Graphics Corp.	53,300	1,966,237
MicroStrategy, Inc., Class A*	5,900	1,164,660
Mitek Systems, Inc.*	8,700	53,505
MobileIron, Inc.*	2,200	8,250
Model N, Inc.*	1,500	13,275
Monotype Imaging Holdings, Inc.	25,800	512,130
Park City Group, Inc. (x)*	300	3,810
Paycom Software, Inc. (x)*	23,000	1,046,270
Paylocity Holding Corp.*	11,200	336,112
Pegasystems, Inc.	25,400	914,400
Progress Software Corp.	31,250	997,813
Proofpoint, Inc.*	23,500	1,660,275
PROS Holdings, Inc.*	13,050	280,836
QAD, Inc., Class A	300	9,120
Qualys, Inc.*	12,500	395,625
Rapid7, Inc.*	5,400	65,718
RealPage, Inc.*	27,800	834,000
RingCentral, Inc., Class A*	29,400	605,640
Rosetta Stone, Inc.*	700	6,237
Rubicon Project, Inc. (The)*	6,200	46,004
Sapiens International Corp. NV	900	12,906
SecureWorks Corp., Class A*	6,300	66,717
Silver Spring Networks, Inc.*	19,100	254,221
Splunk, Inc.*	212,790	10,884,209
Synchronoss Technologies, Inc.*	19,000	727,700
Take-Two Interactive Software, Inc.*	325,053	16,021,862
Tangoe, Inc.*	5,800	45,704
Telenav, Inc.*	1,000	7,050
TiVo Corp.*	68,997	1,442,037
Tyler Technologies, Inc.*	56,630	8,085,065
Ultimate Software Group, Inc. (The)*	62,298	11,360,040
Varonis Systems, Inc.*	3,700	99,160
VASCO Data Security International, Inc.*	9,700	132,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Verint Systems, Inc.*	37,321	$1,315,565
VirnetX Holding Corp. (x)*	9,200	20,240
Workiva, Inc.*	2,300	31,395
Zendesk, Inc.*	42,400	898,880
Zix Corp.*	16,050	79,287

		136,743,750

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp. (x)*	56,000	744,240
Avid Technology, Inc.*	3,500	15,400
CPI Card Group, Inc.	2,500	10,375
Cray, Inc.*	24,700	511,290
Diebold Nixdorf, Inc.	35,600	895,340
Eastman Kodak Co.*	4,400	68,200
Electronics for Imaging, Inc.*	29,449	1,291,633
Immersion Corp.*	11,400	121,182
Nimble Storage, Inc.*	32,900	260,568
Pure Storage, Inc., Class A (x)*	31,900	360,789
Stratasys Ltd.*	27,900	461,466
Super Micro Computer, Inc.*	22,600	633,930
USA Technologies, Inc. (x)*	2,300	9,890

		5,384,303

Total Information Technology		359,697,348

Materials (3.9%)
Chemicals (1.9%)
A. Schulman, Inc.	18,100	605,445
American Vanguard Corp.	800	15,320
Balchem Corp.	16,600	1,393,072
Calgon Carbon Corp.	36,300	617,100
Chase Corp.	3,600	300,780
Chemours Co. (The)	95,700	2,114,013
Chemtura Corp.*	33,300	1,105,560
Ferro Corp.*	44,554	638,459
Flotek Industries, Inc. (x)*	35,800	336,162
GCP Applied Technologies, Inc.*	37,000	989,750
H.B. Fuller Co.	26,900	1,299,539
Ingevity Corp.*	22,200	1,217,892
Innophos Holdings, Inc.	11,900	621,894
Innospec, Inc.	12,300	842,550
KMG Chemicals, Inc.	2,300	89,447
Koppers Holdings, Inc.*	10,600	427,180
Kraton Corp.*	13,600	387,328
Kronos Worldwide, Inc.	500	5,970
Minerals Technologies, Inc.	19,600	1,514,100
Olin Corp.	90,323	2,313,172
PolyOne Corp.	415,907	13,325,661
Quaker Chemical Corp.	7,000	895,580
Rayonier Advanced Materials, Inc.	16,600	256,636
Sensient Technologies Corp.	21,900	1,720,902
Stepan Co.	11,600	945,168
TerraVia Holdings, Inc. (x)*	10,000	11,500
Tredegar Corp.	13,100	314,400
Trinseo SA	15,000	889,500
Tronox Ltd., Class A	33,800	348,478

		35,542,558

Construction Materials (0.8%)
Headwaters, Inc.*	46,200	$1,086,624
Martin Marietta Materials, Inc.	55,337	12,258,806
Summit Materials, Inc., Class A*	40,187	956,037
U.S. Concrete, Inc. (x)*	6,800	445,400

		14,746,867

Containers & Packaging (0.1%)
Greif, Inc., Class A	16,900	867,139
Greif, Inc., Class B	500	33,775
Multi Packaging Solutions International Ltd.*	5,200	74,152

		975,066

Metals & Mining (0.7%)
AK Steel Holding Corp.*	160,942	1,643,218
Allegheny Technologies, Inc. (x)	56,700	903,231
Carpenter Technology Corp.	27,600	998,292
Cliffs Natural Resources, Inc.*	114,000	958,740
Coeur Mining, Inc.*	79,770	725,109
Commercial Metals Co.	64,900	1,413,522
Ferroglobe plc	45,200	489,516
Haynes International, Inc.	6,400	275,136
Hecla Mining Co.	222,100	1,163,804
Kaiser Aluminum Corp.	11,000	854,590
Materion Corp.	12,600	498,960
Schnitzer Steel Industries, Inc., Class A	13,500	346,950
Stillwater Mining Co.*	59,075	951,698
SunCoke Energy, Inc.*	33,430	379,096
TimkenSteel Corp.*	20,400	315,792
Worthington Industries, Inc.	25,099	1,190,697

		13,108,351

Paper & Forest Products (0.4%)
Boise Cascade Co.*	25,000	562,500
Clearwater Paper Corp.*	8,928	585,230
Deltic Timber Corp.	7,100	547,197
KapStone Paper and Packaging Corp.	52,100	1,148,805
Louisiana-Pacific Corp.*	84,400	1,597,692
Neenah Paper, Inc.	10,100	860,520
P.H. Glatfelter Co.	29,400	702,366
Schweitzer-Mauduit International, Inc.	16,000	728,480

		6,732,790

Total Materials		71,105,632

Real Estate (4.2%)
Equity Real Estate Investment Trusts (REITs) (4.0%)
Acadia Realty Trust (REIT)	38,586	1,260,990
Agree Realty Corp. (REIT)	15,300	704,565
Alexander’s, Inc. (REIT)	1,600	682,992
American Assets Trust, Inc. (REIT)	23,296	1,003,592
Armada Hoffler Properties, Inc. (REIT)	300	4,371
Ashford Hospitality Prime, Inc. (REIT)	6,055	82,651

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ashford Hospitality Trust, Inc. (REIT)	31,450	$244,052
CareTrust REIT, Inc. (REIT)	26,500	405,980
CatchMark Timber Trust, Inc. (REIT), Class A	1,600	18,016
CBL & Associates Properties, Inc. (REIT)	88,100	1,013,150
Cedar Realty Trust, Inc. (REIT)	38,100	248,793
Chatham Lodging Trust (REIT)	22,400	460,320
Chesapeake Lodging Trust (REIT)	30,620	791,833
Colony Starwood Homes (REIT)	33,900	976,659
CoreSite Realty Corp. (REIT)	17,500	1,388,975
Cousins Properties, Inc. (REIT)	193,249	1,644,549
DiamondRock Hospitality Co. (REIT)	119,208	1,374,468
DuPont Fabros Technology, Inc. (REIT)	43,610	1,915,787
Easterly Government Properties, Inc. (REIT)	10,100	202,202
EastGroup Properties, Inc. (REIT)	17,180	1,268,571
Education Realty Trust, Inc. (REIT)	38,833	1,642,636
FelCor Lodging Trust, Inc. (REIT)	88,640	710,006
First Industrial Realty Trust, Inc. (REIT)	60,700	1,702,635
First Potomac Realty Trust (REIT)	34,657	380,187
Four Corners Property Trust, Inc. (REIT)	31,500	646,380
Franklin Street Properties Corp. (REIT)	65,080	843,437
GEO Group, Inc. (The) (REIT)	43,381	1,558,679
Getty Realty Corp. (REIT)	13,664	348,295
Global Net Lease, Inc. (REIT) (x)	89,100	697,653
Government Properties Income Trust (REIT) (x)	39,550	754,021
Gramercy Property Trust (REIT)	229,658	2,108,260
Healthcare Realty Trust, Inc. (REIT)	59,600	1,807,072
Hersha Hospitality Trust (REIT)	18,932	407,038
Hudson Pacific Properties, Inc. (REIT)	48,800	1,697,264
InfraREIT, Inc. (REIT)*	20,777	372,116
Investors Real Estate Trust (REIT)	96,720	689,614
iStar, Inc. (REIT)*	45,200	559,124
Kite Realty Group Trust (REIT)	45,782	1,074,961
LaSalle Hotel Properties (REIT)	55,650	1,695,656
Lexington Realty Trust (REIT)	130,645	1,410,966
LTC Properties, Inc. (REIT)	21,800	1,024,164
Mack-Cali Realty Corp. (REIT)	46,100	1,337,822

Medical Properties Trust, Inc. (REIT)	154,435	$1,899,551
Monmouth Real Estate Investment Corp. (REIT)	33,113	504,642
Monogram Residential Trust, Inc. (REIT)	91,300	987,866
National Health Investors, Inc. (REIT)	20,200	1,498,234
National Storage Affiliates Trust (REIT)	11,900	262,633
New Senior Investment Group, Inc. (REIT)	36,400	356,356
New York REIT, Inc. (REIT)	86,600	876,392
NorthStar Realty Europe Corp. (REIT)	31,100	390,927
One Liberty Properties, Inc. (REIT)	4,200	105,504
Parkway, Inc. (REIT)*	24,156	537,471
Pebblebrook Hotel Trust (REIT)	35,928	1,068,858
Pennsylvania REIT (REIT)	36,260	687,490
Physicians Realty Trust (REIT)	69,700	1,321,512
Potlatch Corp. (REIT)	21,000	874,650
PS Business Parks, Inc. (REIT)	10,220	1,190,834
QTS Realty Trust, Inc. (REIT), Class A	24,400	1,211,460
RAIT Financial Trust (REIT)	24,600	82,656
Ramco-Gershenson Properties Trust (REIT)	48,260	800,151
Retail Opportunity Investments Corp. (REIT)	51,500	1,088,195
Rexford Industrial Realty, Inc. (REIT)	40,900	948,471
RLJ Lodging Trust (REIT)	64,800	1,586,952
Ryman Hospitality Properties, Inc. (REIT)	23,816	1,500,646
Sabra Health Care REIT, Inc. (REIT)	33,000	805,860
Saul Centers, Inc. (REIT)	5,300	353,033
Select Income REIT (REIT)	34,400	866,880
Seritage Growth Properties (REIT), Class A (x)	13,000	555,230
Silver Bay Realty Trust Corp. (REIT)	24,422	418,593
STAG Industrial, Inc. (REIT)	35,900	856,933
Summit Hotel Properties, Inc. (REIT)	47,700	764,631
Sunstone Hotel Investors, Inc. (REIT)	110,114	1,679,239
Terreno Realty Corp. (REIT)	21,100	601,139
Tier REIT, Inc. (REIT)	24,900	433,011
Universal Health Realty Income Trust (REIT)	7,650	501,764
Urban Edge Properties (REIT)	48,700	1,339,737
Urstadt Biddle Properties, Inc. (REIT), Class A	15,170	365,749
Washington Prime Group, Inc. (REIT)	97,000	1,009,770
Washington Real Estate Investment Trust (REIT)	36,700	1,199,723
Whitestone REIT (REIT)	3,700	53,206
Xenia Hotels & Resorts, Inc. (REIT)	61,200	1,188,504

		71,934,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	24,300	$1,090,341
AV Homes, Inc.*	5,400	85,320
FRP Holdings, Inc.*	2,100	79,170
HFF, Inc., Class A	21,500	650,375
Kennedy-Wilson Holdings, Inc.	50,900	1,043,450
Marcus & Millichap, Inc.*	2,500	66,800
RE/MAX Holdings, Inc., Class A	9,300	520,800
RMR Group, Inc. (The), Class A	1,535	60,633
St Joe Co. (The)*	25,600	486,400
Tejon Ranch Co.*	3,600	91,548

		4,174,837

Total Real Estate		76,109,792

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	4,700	376,611
Cincinnati Bell, Inc.*	30,400	679,440
Cogent Communications Holdings, Inc.	24,500	1,013,075
Consolidated Communications Holdings, Inc.	31,299	840,378
FairPoint Communications, Inc.*	24,700	461,890
General Communication, Inc., Class A*	25,400	494,030
Globalstar, Inc. (x)*	261,000	412,380
Hawaiian Telcom Holdco, Inc.*	300	7,434
Inteliquent, Inc.	19,800	453,816
Intelsat SA*	4,000	10,680
Iridium Communications, Inc. (x)*	34,300	329,280
Lumos Networks Corp.*	400	6,248
ORBCOMM, Inc.*	31,200	258,024
pdvWireless, Inc. (x)*	400	9,020
Vonage Holdings Corp.*	90,900	622,665
Windstream Holdings, Inc. (x)	55,300	405,349

		6,380,320

Wireless Telecommunication Services (0.1%)
NII Holdings, Inc.*	3,500	7,525
Shenandoah Telecommunications Co.	27,328	746,055
Spok Holdings, Inc.	7,843	162,742

		916,322

Total Telecommunication Services		7,296,642

Utilities (1.9%)
Electric Utilities (0.6%)
ALLETE, Inc.	27,300	1,752,387
El Paso Electric Co.	20,500	953,250
Empire District Electric Co. (The)	27,825	948,554
Genie Energy Ltd., Class B*	200	1,150
IDACORP, Inc.	25,700	2,070,135
MGE Energy, Inc.	17,800	1,162,340
Otter Tail Corp.	25,300	1,032,240

PNM Resources, Inc.	40,300	$1,382,290
Portland General Electric Co.	48,400	2,097,172
Spark Energy, Inc., Class A (x)	3,400	103,020

		11,502,538

Gas Utilities (0.7%)
Chesapeake Utilities Corp.	8,040	538,278
New Jersey Resources Corp.	47,800	1,696,900
Northwest Natural Gas Co.	13,500	807,300
ONE Gas, Inc.	26,900	1,720,524
South Jersey Industries, Inc.	40,900	1,377,921
Southwest Gas Corp.	26,600	2,038,092
Spire, Inc.	25,900	1,671,845
WGL Holdings, Inc.	26,000	1,983,280

		11,834,140

Independent Power and Renewable Electricity Producers (0.2%)
Atlantica Yield plc (x)	26,919	520,883
Dynegy, Inc.*	62,351	527,489
NRG Yield, Inc., Class A	11,900	182,784
NRG Yield, Inc., Class C	34,592	546,554
Ormat Technologies, Inc.	19,200	1,029,504
Pattern Energy Group, Inc.	37,300	708,327
TerraForm Global, Inc., Class A*	20,700	81,765
TerraForm Power, Inc., Class A (x)*	45,700	585,417
Vivint Solar, Inc. (x)*	21,000	53,550

		4,236,273

Multi-Utilities (0.3%)
Avista Corp.	32,500	1,299,675
Black Hills Corp.	26,200	1,607,108
NorthWestern Corp.	27,791	1,580,474
Unitil Corp.	7,300	330,982

		4,818,239

Water Utilities (0.1%)
American States Water Co.	17,500	797,300
California Water Service Group	23,000	779,700
Connecticut Water Service, Inc.	5,800	323,930
Middlesex Water Co.	8,400	360,696
SJW Group	8,300	464,634
York Water Co. (The)	400	15,280

		2,741,540

Total Utilities		35,132,730

Total Common Stocks (99.0%) (Cost $1,215,657,249)		1,812,000,127

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc. (Contingent Value Shares) (x)*†	52,100	3,126
Durata Therapeutics, Inc. (Contingent Value Shares)*†	5,000	600
Dyax Corp. (Contingent Value Shares)*†	77,700	64,685

		68,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares)*†	11,400	$—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	5,500	2,475

		2,475

Total Health Care		70,886

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	38,700	87,075

Total Telecommunication Services		87,075

Total Rights (0.0%) (Cost $—)		157,961

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	18,654,154	18,659,751

	Principal Amount	Value (Note 1)
Repurchase Agreements (6.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,000,167, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $3,060,003. (xx)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $3,100,245, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $3,162,000. (xx)	3,100,000	3,100,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,700,285, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,754,010. (xx)	2,700,000	2,700,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $23,002,683, collateralized by various Common Stocks; total market value $25,565,765. (xx)	$23,000,000	$23,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,100,828, collateralized by various Common Stocks; total market value $7,892,041. (xx)	7,100,000	7,100,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,177,124, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $3,240,487. (xx)	3,176,948	3,176,948
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,050,054, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,071,013. (xx)	1,050,000	1,050,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $3,500,296, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,571,809. (xx)	3,500,000	3,500,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $10,001,167, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $10,205,168. (xx)	10,000,000	10,000,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $4,600,291, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,694,377. (xx)	4,600,000	4,600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $9,000,600, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $9,180,612. (xx)	$9,000,000	$9,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $8,000,444, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $8,160,453. (xx)	8,000,000	8,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,000,100, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,040,000. (xx)	2,000,000	2,000,000

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $23,002,773, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $23,460,014. (xx)	$23,000,000	$23,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $7,000,844, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $7,140,001. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		115,226,948

Total Short-Term Investments (7.3%) (Cost $133,884,198)		133,886,699

Total Investments (106.3%) (Cost $1,349,541,447)		1,946,044,787
Other Assets Less Liabilities (-6.3%)		(115,365,051)

Net Assets (100%)		$1,830,679,736

*	Non-income producing.
†	Securities (totaling $157,961 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,227,333.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $111,365,602. This was secured by cash collateral of $115,226,948 which was subsequently invested in joint repurchase agreements with a total value of $115,226,948, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $62,788 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/12/17 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	90	March-17	$6,125,545	$6,106,050	$(19,495)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$324,018,682	$411,684	$—	$324,430,366
Consumer Staples	34,827,370	8,145	—	34,835,515
Energy	55,752,560	—	—	55,752,560
Financials	262,937,974	—	—	262,937,974
Health Care	256,471,219	—	—	256,471,219
Industrials	328,230,349	—	—	328,230,349
Information Technology	359,697,348	—	—	359,697,348
Materials	71,105,632	—	—	71,105,632
Real Estate	76,109,792	—	—	76,109,792
Telecommunication Services	7,296,642	—	—	7,296,642
Utilities	35,132,730	—	—	35,132,730
Rights
Health Care	—	—	70,886	70,886
Telecommunication Services	—	—	87,075	87,075
Short-Term Investments
Investment Companies	18,659,751	—	—	18,659,751
Repurchase Agreements	—	115,226,948	—	115,226,948

Total Assets	$1,830,240,049	$115,646,777	$157,961	$1,946,044,787

Liabilities:
Futures	$(19,495)	$—	$—	$(19,495)

Total Liabilities	$(19,495)	$—	$—	$(19,495)

Total	$1,830,220,554	$115,646,777	$157,961	$1,946,025,292

(a)	A security with a market value of $8,145 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.

There	were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized depreciation	$(19,495	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,159,254

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$58,373

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $6,689,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$638,862,279
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$804,862,633

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$668,620,695
Aggregate gross unrealized depreciation	(77,530,878)

Net unrealized appreciation	$591,089,817

Federal income tax cost of investments	$1,354,954,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,234,314,499)	$1,830,817,839
Repurchase Agreements (Cost $115,226,948)	115,226,948
Cash	2,142,484
Dividends, interest and other receivables	1,478,267
Receivable for securities sold	740,477
Securities lending income receivable	158,082
Receivable from Separate Accounts for Trust shares sold	137,392
Other assets	5,578

Total assets	1,950,707,067

LIABILITIES
Payable for return of collateral on securities loaned	115,226,948
Payable for securities purchased	1,994,342
Payable to Separate Accounts for Trust shares redeemed	1,398,549
Investment management fees payable	860,221
Administrative fees payable	195,505
Distribution fees payable – Class IB	146,023
Distribution fees payable – Class IA	99,941
Due to broker for futures variation margin	25,644
Trustees’ fees payable	3,892
Accrued expenses	76,266

Total liabilities	120,027,331

NET ASSETS	$1,830,679,736

Net assets were comprised of:
Paid in capital	$1,225,672,776
Accumulated undistributed net investment income (loss)	1,815,506
Accumulated undistributed net realized gain (loss) on investments and futures	6,707,609
Net unrealized appreciation (depreciation) on investments and futures	596,483,845

Net assets	$1,830,679,736

Class IA
Net asset value, offering and redemption price per share, $468,126,129 / 25,851,096 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.11

Class IB
Net asset value, offering and redemption price per share, $684,307,001 / 40,457,968 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.91

Class K
Net asset value, offering and redemption price per share, $678,246,606 / 37,451,308 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.11

(x)	Includes value of securities on loan of $111,365,602.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $4,179 foreign withholding tax)	$20,194,237
Interest	11,802
Securities lending (net)	1,327,701

Total income	21,533,740

EXPENSES
Investment management fees	9,436,403
Administrative fees	2,151,819
Distribution fees – Class IB	1,614,058
Distribution fees – Class IA	1,083,828
Custodian fees	201,000
Printing and mailing expenses	116,449
Professional fees	94,408
Trustees’ fees	39,810
Miscellaneous	47,080

Total expenses	14,784,855

NET INVESTMENT INCOME (LOSS)	6,748,885

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	107,277,110
Net distributions of realized gain received from underlying funds	234
Futures	1,159,254

Net realized gain (loss)	108,436,598

Change in unrealized appreciation (depreciation) on:
Investments	90,624,558
Futures	58,373

Net change in unrealized appreciation (depreciation)	90,682,931

NET REALIZED AND UNREALIZED GAIN (LOSS)	199,119,529

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$205,868,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,748,885	$262,179
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	108,436,598	214,674,857
Net change in unrealized appreciation (depreciation) on investments and futures	90,682,931	(263,432,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,868,414	(48,495,691)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,570,374)	—
Class IB	(2,313,215)	—
Class K	(4,004,047)	(748,776)

	(7,887,636)	(748,776)

Distributions from net realized capital gains
Class IA	(29,554,937)	(50,311,483)
Class IB	(46,353,600)	(80,838,865)
Class K	(42,919,631)	(76,800,269)

	(118,828,168)	(207,950,617)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(126,715,804)	(208,699,393)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 982,217 and 892,411 shares, respectively ]	17,024,017	17,987,588
Capital shares issued in reinvestment of distributions [ 1,701,714 and 2,922,196 shares, respectively ]	31,125,311	50,311,483
Capital shares repurchased [ (2,886,857) and (2,755,614) shares, respectively ]	(49,769,515)	(55,728,570)

Total Class IA transactions	(1,620,187)	12,570,501

Class IB
Capital shares sold [ 1,960,239 and 3,479,843 shares, respectively ]	31,518,500	67,723,166
Capital shares issued in reinvestment of distributions [ 2,846,592 and 5,000,342 shares, respectively ]	48,666,815	80,838,865
Capital shares repurchased [ (6,527,761) and (5,578,486) shares, respectively ]	(104,737,439)	(106,167,803)

Total Class IB transactions	(24,552,124)	42,394,228

Class K
Capital shares sold [ 843,723 and 946,360 shares, respectively ]	14,169,551	19,258,371
Capital shares issued in reinvestment of dividends and distributions [ 2,564,609 and 4,500,291 shares, respectively ]	46,923,678	77,549,045
Capital shares repurchased [ (4,868,587) and (9,006,126) shares, respectively ]	(82,974,447)	(181,976,841)

Total Class K transactions	(21,881,218)	(85,169,425)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(48,053,529)	(30,204,696)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,099,081	(287,399,780)
NET ASSETS:
Beginning of year	1,799,580,655	2,086,980,435

End of year (a)	$1,830,679,736	$1,799,580,655

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,815,506	$1,481,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.21	$19.95	$21.52	$17.06	$15.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(0.02)	(0.02)†	(0.03)	0.03
Net realized and unrealized gain (loss) on investments and futures	2.11	(0.58)	0.79	6.46	2.41

Total from investment operations	2.16	(0.60)	0.77	6.43	2.44

Less distributions:
Dividends from net investment income	(0.06)	—	—	— #	(0.04)
Distributions from net realized gains	(1.20)	(2.14)	(2.34)	(1.97)	(1.03)

Total dividends and distributions	(1.26)	(2.14)	(2.34)	(1.97)	(1.07)

Net asset value, end of year	$18.11	$17.21	$19.95	$21.52	$17.06

Total return	12.61%	(2.91)%	3.56%	38.16%	15.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$468,126	$448,501	$498,752	$518,280	$408,020
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	1.07%
Before fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	1.07%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.30%	(0.08)%	(0.10)%	(0.13)%	0.20%
Before fees paid indirectly (f)	0.30%	(0.08)%	(0.10)%	(0.13)%	0.19%
Portfolio turnover rate^	37%	38%	37%	43%	49%

Class IB	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.15	$18.86	$20.46	$16.29	$15.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(0.02)	(0.02)†	(0.02)	0.03
Net realized and unrealized gain (loss) on investments and futures	1.97	(0.55)	0.76	6.16	2.31

Total from investment operations	2.02	(0.57)	0.74	6.14	2.34

Less distributions:
Dividends from net investment income	(0.06)	—	—	— #	(0.04)
Distributions from net realized gains	(1.20)	(2.14)	(2.34)	(1.97)	(1.03)

Total dividends and distributions	(1.26)	(2.14)	(2.34)	(1.97)	(1.07)

Net asset value, end of year	$16.91	$16.15	$18.86	$20.46	$16.29

Total return	12.55%	(2.92)%	3.60%	38.18%	15.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$684,307	$681,187	$740,667	$813,964	$628,666
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	1.06%
Before fees paid indirectly (f)	0.95%	0.94%	0.95%	0.97%	1.07%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.30%	(0.08)%	(0.10)%	(0.13)%	0.21%
Before fees paid indirectly (f)	0.30%	(0.08)%	(0.10)%	(0.13)%	0.20%
Portfolio turnover rate^	37%	38%	37%	43%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.22	$19.96	$21.52	$17.06	$15.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.03	0.03	0.02 †	0.09
Net realized and unrealized gain (loss) on investments and futures	2.11	(0.59)	0.75	6.47	2.39

Total from investment operations	2.20	(0.56)	0.78	6.49	2.48

Less distributions:
Dividends from net investment income	(0.11)	(0.04)	—	(0.06)	(0.08)
Distributions from net realized gains	(1.20)	(2.14)	(2.34)	(1.97)	(1.03)

Total dividends and distributions	(1.31)	(2.18)	(2.34)	(2.03)	(1.11)

Net asset value, end of year	$18.11	$17.22	$19.96	$21.52	$17.06

Total return	12.83%	(2.66)%	3.86%	38.50%	15.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$678,247	$669,892	$847,562	$1,009,781	$803,535
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.70%	0.69%	0.70%	0.72%	0.81%
Before fees paid indirectly (f)	0.70%	0.69%	0.70%	0.72%	0.82%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.55%	0.16%	0.14%	0.12%	0.50%
Before fees paid indirectly (f)	0.55%	0.16%	0.14%	0.12%	0.49%
Portfolio turnover rate^	37%	38%	37%	43%	49%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC (Effective December 9, 2016, ClearBridge Investments, LLC replaced Wells Capital Management, Inc. as sub-adviser to the Portfolio)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.84%	12.18%	8.43%
Portfolio – Class IB Shares	0.87	12.18	8.29
Portfolio – Class K Shares*	1.12	N/A	10.21
Russell 3000® Growth Index†	7.39	14.44	8.28
Russell 1000® Growth Index	7.08	14.50	8.33

*   Date of inception 8/29/12.

†  In 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Russell 3000® Growth Index, was replaced with the Russell 1000® Growth Index. The Investment Manager believes the Russell 1000® Growth Index is more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.87% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 3000® Growth Index and Russell 1000® Growth Index, returned 7.39% and 7.08%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

After weighing on returns for much of 2015, positioning in the health care sector was a large contributor to returns during the period. This reversal was clearly visible in the Portfolio’s positon in medical diagnostic test manufacturer Alere, Inc. Shares soared after the company received an acquisition bid by Abbott Laboratories Inc. early in 2016. Additionally within the sector, a position in UnitedHealth Group, Inc. proved additive to returns. UnitedHealth, the largest managed care company, reported results that were above consensus expectations and raised earnings guidance during the year.

•

Within the materials sector, Vulcan Materials Company stood out as a significant contributor. Earlier in the year, Vulcan shares moved higher as the aggregates and concrete manufacturer reported better than expected quarterly earnings driven by improved margins and raised its quarterly dividend. Further strength was visible immediately following the U.S. Presidential election as investors bid up shares in anticipation of significant infrastructure spending by the federal government.

What hurt performance during the year:

•	Positioning in the information technology and industrial sectors weighed on the Portfolio’s relative performance.

•

Within the information technology sector, specific weakness was visible in the software industry as a combination of company specific issues and concerns over enterprise spending pressured Portfolio holdings. Early in 2016, Tableau Software Inc., a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply. Further weighing on the stock were concerns regarding increased competition and the company’s ability to transition its business model to large enterprise level customers. Also among software holdings, a position in Tyler Technologies Inc. detracted from annual returns. Tyler Technologies is a leading provider of software and services for state and local governments, offering a broad suite of solutions. Tyler has benefitted from government investments to make the switch from legacy systems to a new SaaS software infrastructure. Although Tyler reported strong quarterly earnings, management did modestly guide down revenue expectations going forward. While the modest revenue decline will likely be offset by cost cuts, investor concern grew that the company’s growth rate will likely slow given the rapid adoption of their products over the last few years. As a result, Tyler shares came under pressure late in 2016.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

•

Among industrial holdings a position in Orbital ATK, Inc. weighed on returns. Orbital is an aerospace and defense contractor that supplies the government with space-launch vehicles, satellites, tactical missiles, and ammunition. Weakness was visible after the company found incorrect cost estimates for a large contract with the U.S. Army to manufacture and supply ammunition. While the company posted second quarter earnings that were better than expected, investor concern mounted over the cost restatement and shares declined.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	32.3%
Health Care	20.7
Consumer Discretionary	16.7
Financials	7.4
Industrials	7.3
Consumer Staples	6.6
Materials	3.9
Energy	3.1
Investment Companies	2.2
Repurchase Agreements	2.2
Cash and Other	(2.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,034.48	$5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.87	5.32
Class IB
Actual	1,000.00	1,034.48	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.87	5.32
Class K
Actual	1,000.00	1,036.08	4.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.7%)
Hotels, Restaurants & Leisure (2.5%)
Chipotle Mexican Grill, Inc. (x)*	9,160	$3,456,251
Yum! China Holdings, Inc.*	194,707	5,085,747

		8,541,998

Internet & Direct Marketing Retail (4.4%)
Amazon.com, Inc.*	19,963	14,969,655

Media (7.2%)
Comcast Corp., Class A	142,791	9,859,718
Twenty-First Century Fox, Inc., Class A	189,564	5,315,375
Walt Disney Co. (The)	88,572	9,230,974

		24,406,067

Specialty Retail (2.6%)
Home Depot, Inc. (The)	67,005	8,984,030

Total Consumer Discretionary		56,901,750

Consumer Staples (6.6%)
Beverages (4.1%)
Anheuser-Busch InBev SA/NV (ADR)	61,124	6,444,914
Coca-Cola Co. (The)	181,378	7,519,932

		13,964,846

Food & Staples Retailing (2.5%)
CVS Health Corp.	110,095	8,687,597

Total Consumer Staples		22,652,443

Energy (3.1%)
Energy Equipment & Services (3.1%)
Schlumberger Ltd.	123,625	10,378,319

Total Energy		10,378,319

Financials (7.4%)
Capital Markets (5.8%)
BlackRock, Inc.	21,539	8,196,451
Charles Schwab Corp. (The)	162,448	6,411,823
Nasdaq, Inc.	74,127	4,975,404

		19,583,678

Consumer Finance (1.6%)
American Express Co.	75,542	5,596,151

Total Financials		25,179,829

Health Care (20.7%)
Biotechnology (8.3%)
Alexion Pharmaceuticals, Inc.*	53,137	6,501,312
Biogen, Inc.*	24,676	6,997,620
Celgene Corp.*	89,265	10,332,424
Regeneron Pharmaceuticals, Inc.*	12,263	4,501,625

		28,332,981

Health Care Equipment & Supplies (1.1%)
DENTSPLY SIRONA, Inc.	66,029	3,811,854

Health Care Providers & Services (4.7%)
Aetna, Inc.	48,520	6,016,965
UnitedHealth Group, Inc.	62,955	$10,075,318

		16,092,283

Life Sciences Tools & Services (1.9%)
Thermo Fisher Scientific, Inc.	45,287	6,389,996

Pharmaceuticals (4.7%)
Johnson & Johnson	60,367	6,954,882
Zoetis, Inc.	166,977	8,938,279

		15,893,161

Total Health Care		70,520,275

Industrials (7.3%)
Aerospace & Defense (1.9%)
Rockwell Collins, Inc.	69,441	6,441,347

Air Freight & Logistics (2.1%)
United Parcel Service, Inc., Class B	62,428	7,156,746

Industrial Conglomerates (1.8%)
General Electric Co.	190,834	6,030,354

Trading Companies & Distributors (1.5%)
WW Grainger, Inc. (x)	22,870	5,311,558

Total Industrials		24,940,005

Information Technology (32.3%)
Communications Equipment (1.3%)
Palo Alto Networks, Inc.*	35,930	4,493,046

Internet Software & Services (11.5%)
Akamai Technologies, Inc.*	146,286	9,754,350
Alphabet, Inc., Class A*	9,713	7,697,067
Alphabet, Inc., Class C*	13,994	10,800,849
eBay, Inc.*	106,521	3,162,609
Facebook, Inc., Class A*	67,353	7,748,963

		39,163,838

IT Services (4.5%)
PayPal Holdings, Inc.*	147,373	5,816,812
Visa, Inc., Class A	120,071	9,367,940

		15,184,752

Semiconductors & Semiconductor Equipment (3.3%)
Texas Instruments, Inc.	76,816	5,605,263
Xilinx, Inc.	91,178	5,504,416

		11,109,679

Software (10.0%)
Adobe Systems, Inc.*	65,069	6,698,854
Fortinet, Inc.*	104,400	3,144,528
Microsoft Corp.	195,887	12,172,418
Red Hat, Inc.*	85,116	5,932,585
VMware, Inc., Class A (x)*	79,721	6,276,434

		34,224,819

Technology Hardware, Storage & Peripherals (1.7%)
Apple, Inc.	50,551	5,854,817

Total Information Technology		110,030,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Materials (3.9%)
Chemicals (3.9%)
Ecolab, Inc.	52,978	$6,210,081
Monsanto Co.	68,615	7,218,984

Total Materials		13,429,065

Total Common Stocks (98.0%) (Cost $293,913,222)		334,032,637

SHORT-TERM INVESTMENTS:
Investment Company (2.2%)
JPMorgan Prime Money Market Fund, IM Shares	7,744,655	7,746,978

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.2%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	$100,000	100,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $912,501, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $930,699. (xx)	912,450	912,450
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,000,250, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,100,000. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		7,412,450

Total Short-Term Investments (4.4%) (Cost $15,159,428)		15,159,428

Total Investments (102.4%) (Cost $309,072,650)		349,192,065
Other Assets Less Liabilities (-2.4%)		(8,176,289)

Net Assets (100%)		$341,015,776

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $7,234,430. This was secured by cash collateral of $7,412,450 which was subsequently invested in joint repurchase agreements with a total value of $7,412,450, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$56,901,750	$—	$—	$56,901,750
Consumer Staples	22,652,443	—	—	22,652,443
Energy	10,378,319	—	—	10,378,319
Financials	25,179,829	—	—	25,179,829
Health Care	70,520,275	—	—	70,520,275
Industrials	24,940,005	—	—	24,940,005
Information Technology	110,030,951	—	—	110,030,951
Materials	13,429,065	—	—	13,429,065
Short-Term Investments
Investment Companies	7,746,978	—	—	7,746,978
Repurchase Agreements	—	7,412,450	—	7,412,450

Total Assets	$341,779,615	$7,412,450	$—	$349,192,065

Total Liabilities	$—	$—	$—	$—

Total	$341,779,615	$7,412,450	$—	$349,192,065

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$280,156,291
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$338,975,715

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,319,665
Aggregate gross unrealized depreciation	(2,726,019)

Net unrealized appreciation	$38,593,646

Federal income tax cost of investments	$310,598,419

For the year ended December 31, 2016, the Portfolio incurred approximately $1,096 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $301,660,200)	$341,779,615
Repurchase Agreements (Cost $7,412,450)	7,412,450
Cash	1,118,000
Dividends, interest and other receivables	254,280
Receivable from Separate Accounts for Trust shares sold	66,180
Securities lending income receivable	395
Other assets	1,244

Total assets	350,632,164

LIABILITIES
Payable for return of collateral on securities loaned	7,412,450
Payable to Separate Accounts for Trust shares redeemed	1,522,971
Payable for securities purchased	347,856
Investment management fees payable	191,169
Distribution fees payable – Class IB	69,381
Administrative fees payable	28,976
Distribution fees payable – Class IA	2,756
Trustees’ fees payable	7
Accrued expenses	40,822

Total liabilities	9,616,388

NET ASSETS	$341,015,776

Net assets were comprised of:
Paid in capital	$269,796,523
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	31,099,838
Net unrealized appreciation (depreciation) on investments	40,119,415

Net assets	$341,015,776

Class IA
Net asset value, offering and redemption price per share, $12,944,372 / 1,201,979 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.77

Class IB
Net asset value, offering and redemption price per share, $321,626,251 / 30,725,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

Class K
Net asset value, offering and redemption price per share, $6,445,153 / 592,330 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.88

(x)	Includes value of securities on loan of $7,234,430.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $4,946 foreign withholding tax)	$3,708,182
Interest	3,761
Securities lending (net)	5,757

Total income	3,717,700

EXPENSES
Investment management fees	2,355,290
Distribution fees – Class IB	855,340
Administrative fees	364,022
Professional fees	54,844
Printing and mailing expenses	41,528
Custodian fees	39,000
Distribution fees – Class IA	33,710
Trustees’ fees	8,507
Miscellaneous	7,419

Total expenses	3,759,660

NET INVESTMENT INCOME (LOSS)	(41,960)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	36,480,285
Net change in unrealized appreciation (depreciation) on investments	(35,032,203)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,448,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,406,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(41,960)	$(1,720,517)
Net realized gain (loss) on investments	36,480,285	15,777,771
Net change in unrealized appreciation (depreciation) on investments	(35,032,203)	(7,943,159)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,406,122	6,114,095

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(61,270)	(1,037,280)
Class IB	(1,586,172)	(27,263,968)
Class K	(30,710)	(517,939)

TOTAL DISTRIBUTIONS	(1,678,152)	(28,819,187)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 111,074 and 241,268 shares, respectively ]	1,144,396	2,763,816
Capital shares issued in reinvestment of distributions [ 5,626 and 97,565 shares, respectively ]	61,270	1,037,280
Capital shares repurchased [ (277,427) and (340,416) shares, respectively ]	(2,903,167)	(3,890,147)

Total Class IA transactions	(1,697,501)	(89,051)

Class IB
Capital shares sold [ 1,808,255 and 2,528,544 shares, respectively ]	18,148,208	28,356,984
Capital shares issued in reinvestment of distributions [ 149,835 and 2,636,672 shares, respectively ]	1,586,172	27,263,968
Capital shares repurchased [ (7,754,720) and (6,104,259) shares, respectively ]	(78,570,894)	(68,690,312)

Total Class IB transactions	(58,836,514)	(13,069,360)

Class K
Capital shares sold [ 240,067 and 398,738 shares, respectively ]	2,473,003	4,576,687
Capital shares issued in reinvestment of distributions [ 2,791 and 48,350 shares, respectively ]	30,710	517,939
Capital shares repurchased [ (345,210) and (451,418) shares, respectively ]	(3,604,331)	(5,213,075)

Total Class K transactions	(1,100,618)	(118,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(61,634,633)	(13,276,860)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,906,663)	(35,981,952)
NET ASSETS:
Beginning of year	402,922,439	438,904,391

End of year (a)	$341,015,776	$402,922,439

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.73	$11.38	$12.31	$11.25	$9.65

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)	(0.05)	(0.06)	— #
Net realized and unrealized gain (loss) on investments	0.09	0.18	0.52	4.35	1.97

Total from investment operations	0.09	0.13	0.47	4.29	1.97

Less distributions:
Dividends from net investment income	—	—	—	—	— #
Distributions from net realized gains	(0.05)	(0.78)	(1.40)	(3.23)	(0.37)

Total dividends and distributions	(0.05)	(0.78)	(1.40)	(3.23)	(0.37)

Net asset value, end of year	$10.77	$10.73	$11.38	$12.31	$11.25

Total return	0.84%	1.34%	3.74%	39.08%	20.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,944	$14,616	$15,531	$16,381	$11,114
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.04%	1.03%	1.04%	1.03%	1.02%
Before fees paid indirectly (f)	1.04%	1.03%	1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.01)%	(0.41)%	(0.39)%	(0.47)%	0.01%
Before fees paid indirectly (f)	(0.01)%	(0.41)%	(0.39)%	(0.48)%	— %‡‡

Portfolio turnover rate^	78%	101%	90%	103%	92%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.43	$11.09	$12.02	$11.04	$9.48

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)	(0.05)	(0.05)	— #
Net realized and unrealized gain (loss) on investments	0.09	0.17	0.52	4.26	1.93

Total from investment operations	0.09	0.12	0.47	4.21	1.93

Less distributions:
Dividends from net investment income	—	—	—	—	— #
Distributions from net realized gains	(0.05)	(0.78)	(1.40)	(3.23)	(0.37)

Total dividends and distributions	(0.05)	(0.78)	(1.40)	(3.23)	(0.37)

Net asset value, end of year	$10.47	$10.43	$11.09	$12.02	$11.04

Total return	0.87%	1.28%	3.83%	39.07%	20.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$321,626	$380,798	$415,372	$397,390	$872,656
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.04%	1.03%	1.04%	1.03%	1.02%
Before fees paid indirectly (f)	1.04%	1.03%	1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.02)%	(0.41)%	(0.38)%	(0.39)%	0.01%
Before fees paid indirectly (f)	(0.02)%	(0.41)%	(0.38)%	(0.39)%	— %‡‡
Portfolio turnover rate^	78%	101%	90%	103%	92%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$10.81	$11.44	$12.33	$11.23	$11.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	(0.02)	(0.02)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	0.10	0.17	0.53	4.36	0.21

Total from investment operations	0.12	0.15	0.51	4.33	0.26

Less distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(0.05)	(0.78)	(1.40)	(3.23)	(0.26)

Total dividends and distributions	(0.05)	(0.78)	(1.40)	(3.23)	(0.29)

Net asset value, end of period	$10.88	$10.81	$11.44	$12.33	$11.23

Total return (b)	1.12%	1.51%	4.06%	39.51%	2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,445	$7,509	$7,995	$8,250	$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.79%	0.78%	0.79%	0.78%	0.79%
Before fees paid indirectly (a)(f)	0.79%	0.78%	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.23%	(0.16)%	(0.13)%	(0.23)%	1.32%
Before fees paid indirectly (a)(f)	0.23%	(0.16)%	(0.13)%	(0.25)%	1.32%
Portfolio turnover rate^	78%	101%	90%	103%	92%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.83%	1.50%
Portfolio – Class K Shares*	5.10	1.76
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	1.16
* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.83% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index returned, 2.65% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

•

Significant spread tightening on the back of a rebound in oil prices within high yield, emerging and structured markets was the dominating theme over the annual period. Ten year Treasury rates fell 17 basis points from bell to bell — but there was significant volatility over the twelve months. The latter half of the year was also notable for the march higher in LIBOR that buoyed demand for floating rate products.

•

Investment grade bonds delivered a modest return, while high yield managed a remarkable return over the period — rebounding and overtaking distressed levels reached earlier in 2016. The bulk of the returns for both these sectors occurred in the first two thirds of the year.

•	Emerging market bonds rode a similar spread compression wave. Returns were also heavily concentrated in the first half of 2016.

•

Collateralized loan obligations (CLO) and bank loans were the other major contributors to returns during 2016. Spread compression and a rise in LIBOR back to 2009 levels benefited these two asset classes.

•

Rate increases — and subsequent price declines — in the latter half of the year were not enough to offset full year gains in both mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Carry in agency residential mortgage-backed securities contributed solidly, and the non-agency portion saw full year total returns. CMBS benefited from spread tightening, and carry from interest only (IO) positions.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	6.37
Weighted Average Coupon (%)	3.78
Weighted Average Effective Duration (Years)*	4.07
Weighted Average Rating**	A2

*   Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	27.8%
Collateralized Mortgage Obligations	16.2
Mortgage-Backed Securities	8.2
Commercial Mortgage-Backed Securities	8.1
Financials	7.5
Asset-Backed Securities	6.2
Foreign Government Securities	3.0
Energy	2.6
Industrials	2.2
Consumer Staples	2.2
Health Care	2.0
Utilities	1.7
Consumer Discretionary	1.7
Investment Companies	1.4
Telecommunication Services	1.1
Information Technology	1.1
Municipal Bonds	0.7
Materials	0.6
Real Estate	0.2
Repurchase Agreements	0.1
Cash and Other	5.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$996.44	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.83	5.35
Class K
Actual	1,000.00	998.02	4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.08	4.10

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.05% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.2%)
Apidos CLO XXI,
Series 2015-21A C 4.432%, 7/18/27 (l)§	$500,000	$478,401
Series 2015-21A D 6.432%, 7/18/27 (l)§	250,000	232,018
Babson CLO Ltd.,
Series 2012-2A CR 4.506%, 5/15/23 (l)§	250,000	249,461
BlueMountain CLO Ltd.,
Series 2015-2A D 4.432%, 7/18/27 (l)§	250,000	239,042
Series 2016-2A C 4.796%, 8/20/28 (l)§	500,000	500,196
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-2A D2 7.084%, 7/15/27 (b)(l)§	600,000	590,221
Eaton Vance CDO VIII Ltd.,
Series 2006-8A B 1.556%, 8/15/22 (l)§	250,000	247,400
LCM XII LP,
Series 12A DR 4.578%, 10/19/22 (l)§	500,000	493,575
Madison Park Funding XV Ltd.,
Series 2014-15A A2 3.286%, 1/27/26 (l)§	285,000	285,092
Series 2014-15A C 4.586%, 1/27/26 (l)§	250,000	245,667
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	411,000	413,668
Series 2015-2A A 2.570%, 7/18/25§	150,000	149,910
Venture XVII CLO Ltd.,
Series 2014-17A C 3.730%, 7/15/26 (l)§	250,000	250,138

Total Asset-Backed Securities		4,374,789

Collateralized Mortgage Obligations (16.2%)
Alternative Loan Trust,
Series 2006-19CB A15 6.000%, 8/25/36	429,644	382,842
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	660,252	636,819
CHL Mortgage Pass-Through Trust,
Series 2006-J4 A5 6.250%, 9/25/36	763,204	629,529
Series 2007-HY1 1A1 3.030%, 4/25/37 (l)	719,390	671,265
Series 2007-HY1 2A1 4.389%, 3/25/37 (l)	357,970	335,026
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 3.034%, 3/25/36 (l)	1,029,476	980,184
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,606,737	1,691,635

Series 4444 CZ 3.000%, 2/15/45	$528,234	$477,644
Series 4471 GA 3.000%, 2/15/44	824,082	832,314
Series 4483 CA 3.000%, 6/15/44	520,294	525,218
FHLMC Multifamily Structured Pass Through-Certificates,
Series K050 A2 3.334%, 8/25/25 (l)	50,000	51,713
First Horizon Mortgage Pass-Through Trust,
Series 2006-2 1A3 6.000%, 8/25/36	475,063	439,604
FNMA,
Series 2015-42 CA 3.000%, 3/25/44	1,415,001	1,428,063
Series 2015-9 HA 3.000%, 1/25/45	677,045	693,216
RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	614,850	585,488
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	540,128	509,828
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	687,709	691,198

Total Collateralized Mortgage Obligations		11,561,586

Commercial Mortgage-Backed Securities (8.1%)
CD Commercial Mortgage Trust,
Series 2007-CD4 AM 5.301%, 12/11/49 (l)§	90,000	90,127
CFCRE Commercial Mortgage Trust,
Series 2016-C3 XA 1.091%, 1/10/48 IO (l)	993,021	71,940
Series 2016-C7 A3 3.839%, 12/10/54	92,000	95,037
Citigroup Commercial Mortgage Trust,
Series 2015-GC35 XA 0.903%, 11/10/48 IO (l)	844,959	44,586
Series 2016-P4 A4 2.902%, 7/10/49	89,000	86,107
Series 2016-P4 XA 2.016%, 7/10/49 IO (l)	997,806	133,125
Series 2016-P6 A5 3.720%, 12/10/49 (l)	73,000	75,304
Series 2016-SMPL D 3.520%, 9/10/31§	91,000	87,966
COMM Mortgage Trust,
Series 2013-CR10 XA 0.928%, 8/10/46 IO (l)	2,139,476	81,972
Series 2015-CR22 D 4.126%, 3/10/48 (l)§	140,000	109,895
Series 2015-CR23 D 4.256%, 5/10/48 (l)	140,000	100,295
Series 2015-CR26 B 4.495%, 10/10/48 (l)	100,000	104,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2015-CR26 XA 1.056%, 10/10/48 IO (l)	$1,290,494	$82,347
Series 2015-LC23 C 4.646%, 10/10/53 (l)	64,000	61,393
Series 2016-CR28 C 4.647%, 2/10/49 (l)	73,000	70,662
Series 2016-DC2 XA 1.077%, 2/10/49 IO (l)	994,709	67,324
Commercial Mortgage Trust,
Series 2007-GG11 AJ 6.032%, 12/10/49 (l)	140,000	139,789
Series 2007-GG9 AMFX 5.475%, 3/10/39	89,888	89,787
Cosmopolitan Hotel Trust,
Series 2016-CSMO C 3.354%, 11/15/33 (l)§	70,000	70,260
Credit Suisse Commercial Mortgage Trust,
Series 2007-C4 A1AM 5.935%, 9/15/39 (l)	140,000	141,067
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.958%, 4/15/50 IO (l)	1,536,832	84,873
Series 2015-C2 AS 3.849%, 6/15/57 (l)	140,000	142,405
Series 2015-C4 C 4.585%, 11/15/48 (l)	64,000	61,576
FHLMC Multifamily Structured Pass-Through Certificates,
Series K722 X1 1.311%, 3/25/23 IO (l)	998,173	65,670
FNMA,
Series 2016-M3 A2 2.702%, 2/25/26	67,000	65,768
GE Commercial Mortgage Corp. Trust,
Series 2007-C1 AM 5.606%, 12/10/49 (l)	85,700	85,558
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.595%, 2/10/46 IO (l)	1,442,614	104,514
GS Mortgage Securities Trust,
Series 2014-GC20 XA 1.157%, 4/10/47 IO (l)	1,933,307	108,456
Series 2014-GC26 D 4.511%, 11/10/47 (l)§	43,000	34,676
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	105,150	105,217
Series 2007-C1 AM 6.263%, 2/15/51 (l)	140,000	141,646
Series 2007-LD11 AM 5.753%, 6/15/49 (l)	91,000	91,869
Series 2007-LD12 AM 6.039%, 2/15/51 (l)	100,000	102,119
Series 2007-LDPX AM 5.464%, 1/15/49 (l)	91,400	90,343
Series 2015-JP1 XA 1.151%, 1/15/49 IO (l)	993,851	59,253
Series 2016-JP2 B 3.460%, 8/15/49	28,000	27,506

Series 2016-JP2 C 3.796%, 8/15/49 (l)	$22,000	$20,994
Series 2016-JP2 XA 1.866%, 8/15/49 IO (l)	293,354	39,029
Series 2016-WPT E 5.704%, 10/15/33 (l)§	92,000	92,187
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 XA 1.094%, 8/15/47 IO (l)	1,431,346	85,600
Series 2015-C32 C 4.668%, 11/15/48 (l)	105,000	95,588
Series 2016-C1 C 4.905%, 3/15/49 (l)	66,000	65,758
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.713%, 6/15/49 IO (l)	997,187	101,577
LB-UBS Commercial Mortgage Trust,
Series 2007-C1 AJ 5.484%, 2/15/40	65,000	65,031
Series 2007-C2 AM 5.493%, 2/15/40 (l)	59,000	59,403
LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.549%, 3/10/49 (l)§	72,000	66,182
ML-CFC Commercial Mortgage Trust,
Series 2007-5 AM 5.419%, 8/12/48	72,191	72,190
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	111,931
Series 2015-C20 C 4.462%, 2/15/48 (l)	125,000	116,110
Series 2015-C26 D 3.060%, 10/15/48§	100,000	69,302
Series 2016-C32 A4 3.720%, 12/15/49	76,000	77,783
Morgan Stanley Capital I Trust,
Series 2007-HQ11 AJ 5.508%, 2/12/44 (l)	64,000	64,000
Series 2015-UBS8 XA 0.975%, 12/15/48 IO (l)	1,091,250	68,859
Series 2015-XLF2 AFSC 3.704%, 8/15/26 (l)§	65,000	64,918
Series 2016-UB11 XA 1.824%, 8/15/49 IO (l)	994,868	104,969
MSCG Trust,
Series 2016-SNR C 5.205%, 11/15/34§	92,000	91,940
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 2.032%, 10/10/48 IO (l)	643,683	80,813
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16 D 3.938%, 8/15/50§	150,000	114,790
Series 2015-C28 C 4.136%, 5/15/48 (l)	140,000	125,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2015-C31 C 4.611%, 11/15/48 (l)	$105,000	$104,477
Series 2015-C31 XA 1.112%, 11/15/48 IO (l)	1,239,718	86,491
Series 2015-LC22 C 4.540%, 9/15/58 (l)	50,000	49,553
Series 2015-P2 A4 3.809%, 12/15/48	66,000	68,919
Series 2015-P2 XA 1.029%, 12/15/48 IO (l)	995,305	62,503
Series 2016-C32 C 4.721%, 1/15/59 (l)	51,000	47,666
Series 2016-NXS6 XA 1.663%, 11/15/49 IO (l)	998,576	105,815
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.157%, 8/15/47 IO (l)	2,925,034	173,852

Total Commercial Mortgage-Backed Securities		5,728,643

Convertible Bond (0.0%)
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
SandRidge Energy, Inc.
(Zero Coupon), 10/4/20	1,130	1,408

Total Convertible Bond		1,408

Corporate Bonds (22.9%)
Consumer Discretionary (1.7%)
Auto Components (0.2%)
Allison Transmission, Inc.
5.000%, 10/1/24§	10,000	10,125
American Axle & Manufacturing, Inc.
6.625%, 10/15/22	25,000	25,733
Dana, Inc.
5.500%, 12/15/24	15,000	15,375
Delphi Automotive plc
4.250%, 1/15/26	8,000	8,278
Delphi Corp.
4.150%, 3/15/24	60,000	62,040
Goodyear Tire & Rubber Co. (The)
5.125%, 11/15/23	25,000	25,750

		147,301

Automobiles (0.1%)
Ford Motor Co.
7.450%, 7/16/31	65,000	81,268

Diversified Consumer Services (0.0%)
ServiceMaster Co. LLC (The)
5.125%, 11/15/24§	10,000	10,175

Hotels, Restaurants & Leisure (0.3%)
ESH Hospitality, Inc.
5.250%, 5/1/25§	25,000	24,875
GLP Capital LP
5.375%, 4/15/26	10,000	10,410
Hilton Domestic Operating Co., Inc.
4.250%, 9/1/24§	20,000	19,400

Jack Ohio Finance LLC
6.750%, 11/15/21§	$20,000	$20,250
MGM Resorts International
4.625%, 9/1/26	15,000	14,475
NCL Corp. Ltd.
4.750%, 12/15/21 (b)§	20,000	19,988
Pinnacle Entertainment, Inc.
5.625%, 5/1/24§	20,000	20,026
Sabre GLBL, Inc.
5.250%, 11/15/23§	15,000	15,403
Scientific Games International, Inc.
7.000%, 1/1/22§	10,000	10,725
Station Casinos LLC
7.500%, 3/1/21	15,000	15,712
Viking Cruises Ltd.
8.500%, 10/15/22§	25,000	25,938

		197,202

Household Durables (0.0%)
Newell Brands, Inc.
3.150%, 4/1/21	15,000	15,219

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc.
3.800%, 12/5/24	30,000	31,448

Media (0.8%)
AMC Entertainment Holdings, Inc.
5.875%, 11/15/26§	10,000	10,225
Cengage Learning, Inc.
9.500%, 6/15/24§	15,000	13,275
Cequel Communications Holdings I LLC
6.375%, 9/15/20§	25,000	25,719
Comcast Corp.
4.200%, 8/15/34	15,000	15,329
4.400%, 8/15/35	50,000	52,442
CSC Holdings LLC
5.250%, 6/1/24	10,000	9,725
5.500%, 4/15/27§	10,000	10,125
Globo Comunicacao e Participacoes SA
5.307%, 5/11/22 (e)(m)	200,000	199,000
Gray Television, Inc.
5.125%, 10/15/24§	10,000	9,725
5.875%, 7/15/26§	15,000	14,887
Live Nation Entertainment, Inc.
4.875%, 11/1/24§	20,000	20,000
Nexstar Escrow Corp.
5.625%, 8/1/24§	15,000	14,850
Omnicom Group, Inc.
3.600%, 4/15/26	70,000	69,299
Sinclair Television Group, Inc.
5.625%, 8/1/24§	25,000	25,500
Sirius XM Radio, Inc.
5.375%, 7/15/26§	25,000	24,438
TEGNA, Inc.
4.875%, 9/15/21§	25,000	25,500
WMG Acquisition Corp.
6.750%, 4/15/22§	20,000	21,075

		561,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Multiline Retail (0.0%)
Dollar Tree, Inc.
5.750%, 3/1/23	$10,000	$10,575

Specialty Retail (0.2%)
Asbury Automotive Group, Inc.
6.000%, 12/15/24	15,000	15,337
Home Depot, Inc. (The)
3.350%, 9/15/25	36,000	36,871
3.000%, 4/1/26	30,000	29,870
PetSmart, Inc.
7.125%, 3/15/23§	20,000	20,400
Sally Holdings LLC
5.750%, 6/1/22	25,000	25,969

		128,447

Textiles, Apparel & Luxury Goods (0.0%)
Levi Strauss & Co.
5.000%, 5/1/25	15,000	15,000

Total Consumer Discretionary		1,197,749

Consumer Staples (2.2%)
Beverages (0.5%)
Anheuser-Busch InBev Finance, Inc.
4.900%, 2/1/46	30,000	32,485
Central American Bottling Corp.
6.750%, 2/9/22 (m)	200,000	204,000
Coca-Cola Co. (The)
1.875%, 10/27/20	15,000	14,879
1.550%, 9/1/21	60,000	58,153
PepsiCo, Inc.
3.450%, 10/6/46	80,000	72,352

		381,869

Food & Staples Retailing (0.5%)
Albertsons Cos. LLC
5.750%, 3/15/25§	15,000	14,887
Cencosud SA
5.150%, 2/12/25 (m)	200,000	201,250
CVS Health Corp.
2.875%, 6/1/26	40,000	38,071
Kroger Co. (The)
3.400%, 4/15/22	85,000	86,837
Rite Aid Corp.
6.125%, 4/1/23§	20,000	21,500

		362,545

Food Products (1.0%)
JBS USA LUX SA
5.750%, 6/15/25§	15,000	15,277
Kraft Heinz Foods Co.
1.600%, 6/30/17	35,000	35,011
2.000%, 7/2/18	40,000	39,999
Marfrig Holdings Europe BV
8.000%, 6/8/23§	200,000	206,000
Minerva Luxembourg SA
8.750%, 4/3/19 (l)(m)(y)	200,000	205,250
Pilgrim’s Pride Corp.
5.750%, 3/15/25§	25,000	25,000

TreeHouse Foods, Inc.
6.000%, 2/15/24§	$10,000	$10,475
Tyson Foods, Inc.
3.950%, 8/15/24	135,000	138,235

		675,247

Household Products (0.1%)
Kronos Acquisition Holdings, Inc.
9.000%, 8/15/23§	10,000	10,000
Spectrum Brands, Inc.
5.750%, 7/15/25	25,000	25,875

		35,875

Personal Products (0.0%)
Revlon Consumer Products Corp.
5.750%, 2/15/21	15,000	15,113
6.250%, 8/1/24	5,000	5,150

		20,263

Tobacco (0.1%)
Reynolds American, Inc.
4.000%, 6/12/22	65,000	67,732

Total Consumer Staples		1,543,531

Energy (2.6%)
Energy Equipment & Services (0.1%)
Schlumberger Holdings Corp.
2.350%, 12/21/18§	35,000	35,299

Oil, Gas & Consumable Fuels (2.5%)
Apache Corp.
4.750%, 4/15/43	40,000	40,818
BP Capital Markets plc
3.017%, 1/16/27	25,000	24,138
3.723%, 11/28/28	45,000	45,415
Chevron Corp.
1.790%, 11/16/18	23,000	23,056
1.561%, 5/16/19	45,000	44,790
Cosan Overseas Ltd.
8.250%, 2/5/17 (m)(y)	300,000	298,277
Delek & Avner Tamar Bond Ltd.
4.435%, 12/30/20§	200,000	203,000
Energy Transfer Equity LP
5.500%, 6/1/27	15,000	14,625
Energy Transfer Partners LP
4.750%, 1/15/26	65,000	67,002
EOG Resources, Inc.
4.150%, 1/15/26	40,000	42,021
Extraction Oil & Gas Holdings LLC
7.875%, 7/15/21§	10,000	10,619
Kinder Morgan Energy Partners LP
6.950%, 1/15/38	50,000	57,976
Memorial Production Partners LP
6.875%, 8/1/22	35,000	16,625
National Gas Co. of Trinidad & Tobago Ltd.
6.050%, 1/15/36 (m)	100,000	102,750
NGL Energy Partners LP
7.500%, 11/1/23§	10,000	10,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Noble Holding International Ltd.
7.750%, 1/15/24	$5,000	$4,703
Occidental Petroleum Corp.
3.400%, 4/15/26	15,000	15,075
ONGC Videsh Vankorneft Pte. Ltd.
3.750%, 7/27/26 (m)	250,000	238,048
PDC Energy, Inc.
6.125%, 9/15/24§	5,000	5,112
Phillips 66
5.875%, 5/1/42	19,000	22,491
4.875%, 11/15/44	10,000	10,425
Reliance Holding USA, Inc.
5.400%, 2/14/22 (m)	250,000	269,512
Sanchez Energy Corp.
6.125%, 1/15/23	10,000	9,500
SandRidge Energy, Inc.
8.750%, 6/1/20 (h)†	5,000	—
Sinopec Group Overseas Development 2016 Ltd.
2.000%, 9/29/21§	200,000	190,185
Targa Resources Partners LP
5.375%, 2/1/27§	10,000	9,900
Williams Partners LP
4.875%, 3/15/24	20,000	20,073

		1,796,461

Total Energy		1,831,760

Financials (7.5%)
Banks (5.6%)
Agromercantil Senior Trust
6.250%, 4/10/19 (m)	200,000	205,250
Australia & New Zealand Banking Group Ltd.
4.875%, 1/12/21§	100,000	108,356
Banco de Credito del Peru
2.250%, 10/25/19§	200,000	197,250
Banco de Reservas de la Republica Dominicana
7.000%, 2/1/23§	200,000	200,327
Banco GNB Sudameris SA
7.500%, 7/30/22 (m)	200,000	209,000
Banco Nacional de Costa Rica
4.875%, 11/1/18 (m)	200,000	201,250
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125%, 11/9/22 (m)	200,000	200,000
Bank of America Corp.
2.000%, 1/11/18	55,000	55,113
2.503%, 10/21/22	55,000	53,038
Bank of Montreal
1.900%, 8/27/21	70,000	67,795
BB&T Corp.
2.450%, 1/15/20	60,000	60,357
2.050%, 5/10/21	55,000	53,928
Citigroup, Inc.
2.700%, 3/30/21	105,000	104,373

CorpGroup Banking SA
6.750%, 3/15/23 (m)	$250,000	$237,188
Global Bank Corp.
5.125%, 10/30/19 (m)	200,000	203,859
Grupo Aval Ltd.
4.750%, 9/26/22 (m)	200,000	195,500
Grupo Elektra SAB de CV
7.250%, 8/6/18 (m)	91,000	91,114
Industrial Senior Trust
5.500%, 11/1/22 (m)	200,000	192,355
JPMorgan Chase & Co.
2.972%, 1/15/23	70,000	69,711
4.250%, 10/1/27	65,000	66,750
Malayan Banking Bhd.
3.250%, 9/20/22 (l)(m)	200,000	200,850
MUFG Americas Holdings Corp.
1.625%, 2/9/18	60,000	59,734
2.250%, 2/10/20	10,000	10,005
Oversea-Chinese Banking Corp., Ltd.
4.000%, 10/15/24 (l)(m)	200,000	205,250
PNC Financial Services Group, Inc. (The)
3.300%, 3/8/22	65,000	66,907
Royal Bank of Canada
2.500%, 1/19/21	15,000	15,010
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	65,000	65,377
2.058%, 7/14/21	50,000	48,319
Toronto-Dominion Bank (The)
1.800%, 7/13/21	105,000	101,590
United Overseas Bank Ltd.
3.750%, 9/19/24 (l)(m)	200,000	203,820
Wells Fargo & Co.
3.550%, 9/29/25	35,000	34,914
3.000%, 4/22/26	55,000	52,487
3.000%, 10/23/26	50,000	47,473
Westpac Banking Corp.
2.600%, 11/23/20	60,000	60,192
2.000%, 8/19/21	10,000	9,692

		3,954,134

Capital Markets (0.7%)
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	80,000	77,358
Israel Electric Corp. Ltd.
5.000%, 11/12/24 (m)	200,000	207,500
Morgan Stanley
2.500%, 4/21/21	25,000	24,684
2.625%, 11/17/21	45,000	44,279
3.875%, 1/27/26	40,000	40,491
3.125%, 7/27/26	30,000	28,603
S&P Global, Inc.
4.400%, 2/15/26	30,000	31,758
State Street Corp.
3.550%, 8/18/25	45,000	45,985
2.650%, 5/19/26	25,000	23,669

		524,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Consumer Finance (0.5%)
Ally Financial, Inc.
4.125%, 3/30/20	$75,000	$75,563
American Express Credit Corp.
2.250%, 8/15/19	35,000	35,236
2.250%, 5/5/21	105,000	103,718
General Motors Financial Co., Inc.
2.400%, 5/9/19	55,000	54,742
3.200%, 7/13/20	30,000	30,036
3.200%, 7/6/21	20,000	19,684
Synchrony Financial
3.000%, 8/15/19	65,000	65,600

		384,579

Diversified Financial Services (0.5%)
Guanay Finance Ltd.
6.000%, 12/15/20 (m)	205,771	206,903
National Rural Utilities Cooperative Finance Corp.
2.000%, 1/27/20	55,000	54,715
Nationstar Mortgage LLC
6.500%, 7/1/21	10,000	10,125
Shell International Finance BV
1.375%, 5/10/19	70,000	69,131

		340,874

Insurance (0.2%)
Liberty Mutual Group, Inc.
6.500%, 5/1/42§	80,000	94,233
TIAA Asset Management Finance Co. LLC
2.950%, 11/1/19§	70,000	71,034

		165,267

Total Financials		5,369,181

Health Care (2.0%)
Biotechnology (0.2%)
AbbVie, Inc.
4.700%, 5/14/45	76,000	74,543
Celgene Corp.
3.875%, 8/15/25	35,000	35,513

		110,056

Health Care Equipment & Supplies (0.1%)
Zimmer Biomet Holdings, Inc.
1.450%, 4/1/17	55,000	54,994
2.700%, 4/1/20	15,000	14,963

		69,957

Health Care Providers & Services (0.9%)
Acadia Healthcare Co., Inc.
5.625%, 2/15/23	20,000	20,000
Air Medical Group Holdings, Inc.
6.375%, 5/15/23§	30,000	28,800
Anthem, Inc.
2.300%, 7/15/18	70,000	70,347
Cardinal Health, Inc.
1.950%, 6/15/18	70,000	70,111

Centene Corp.
5.625%, 2/15/21	$10,000	$10,514
4.750%, 1/15/25	20,000	19,525
DJO Finco, Inc.
8.125%, 6/15/21§	5,000	4,337
Envision Healthcare Corp.
6.250%, 12/1/24§	25,000	26,437
Express Scripts Holding Co.
4.500%, 2/25/26	30,000	30,877
3.400%, 3/1/27	25,000	23,218
HCA, Inc.
5.875%, 2/15/26 (x)	10,000	10,310
Laboratory Corp. of America Holdings
2.500%, 11/1/18	70,000	70,695
4.700%, 2/1/45	70,000	69,492
LifePoint Health, Inc.
5.375%, 5/1/24§	10,000	9,770
MPH Acquisition Holdings LLC
7.125%, 6/1/24§	30,000	31,578
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23§	10,000	9,957
Select Medical Corp.
6.375%, 6/1/21 (x)	30,000	30,000
Team Health, Inc.
7.250%, 12/15/23§	10,000	11,375
Tenet Healthcare Corp.
6.750%, 6/15/23	30,000	26,475
UnitedHealth Group, Inc.
4.200%, 1/15/47	70,000	70,658
Vizient, Inc.
10.375%, 3/1/24§	15,000	16,988

		661,464

Health Care Technology (0.0%)
Quintiles IMS, Inc.
4.875%, 5/15/23§	15,000	15,201

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.
3.300%, 2/15/22	100,000	100,815

Pharmaceuticals (0.6%)
Actavis Funding SCS
2.350%, 3/12/18	69,000	69,323
AstraZeneca plc
2.375%, 11/16/20	80,000	80,344
Eli Lilly & Co.
3.700%, 3/1/45	50,000	47,155
Endo Finance LLC
5.875%, 1/15/23§	20,000	16,950
inVentiv Group Holdings, Inc.
7.500%, 10/1/24§	15,000	15,778
Mylan NV
3.150%, 6/15/21§	70,000	69,239
Shire Acquisitions Investments Ireland DAC
2.875%, 9/23/23	75,000	71,157
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22	65,000	62,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23	$25,000	$23,463

		455,971

Total Health Care		1,413,464

Industrials (2.2%)
Aerospace & Defense (0.2%)
Boeing Co. (The)
6.875%, 3/15/39	40,000	56,259
Lockheed Martin Corp.
4.700%, 5/15/46	60,000	65,615
TransDigm, Inc.
6.000%, 7/15/22	25,000	26,000

		147,874

Air Freight & Logistics (0.1%)
FedEx Corp.
4.750%, 11/15/45	65,000	67,240

Building Products (0.0%)
Builders FirstSource, Inc.
5.625%, 9/1/24§	8,000	8,040

Commercial Services & Supplies (0.2%)
Gates Global LLC
6.000%, 7/15/22§	25,000	24,437
Prime Security Services Borrower LLC
9.250%, 5/15/23§	25,000	27,250
Waste Management, Inc.
4.100%, 3/1/45	50,000	49,320

		101,007

Construction & Engineering (0.0%)
Signode Industrial Group Lux SA
6.375%, 5/1/22§	20,000	19,950

Machinery (0.1%)
Grinding Media, Inc.
7.375%, 12/15/23 (b)§	10,000	10,506
Milacron LLC
7.750%, 2/15/21§	35,000	35,962
Terex Corp.
6.000%, 5/15/21	25,000	25,563

		72,031

Metals & Mining (0.0%)
Novelis Corp.
6.250%, 8/15/24§	10,000	10,600
5.875%, 9/30/26§	5,000	5,050

		15,650

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.550%, 9/1/44	65,000	68,869
CSX Corp.
3.800%, 11/1/46	75,000	68,935
Kenan Advantage Group, Inc. (The)
7.875%, 7/31/23§	10,000	10,100

		147,904

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.750%, 2/1/22	65,000	66,544

Transportation Infrastructure (1.3%)
Adani Ports & Special Economic Zone Ltd.
3.500%, 7/29/20 (m)	$200,000	$198,421
Aeropuerto Internacional de Tocumen SA 5.750%, 10/9/23	200,000	208,850
Aeropuertos Dominicanos Siglo XXI SA 9.750%, 11/13/19 (m)	200,000	208,250
ENA Norte Trust 4.950%, 4/25/23 (m)	275,305	284,390

		899,911

Total Industrials		1,546,151

Information Technology (1.1%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 1.850%, 9/20/21	75,000	73,033
CommScope, Inc. 5.000%, 6/15/21§	25,000	25,750

		98,783

IT Services (0.2%)
Fidelity National Information Services, Inc. 3.625%, 10/15/20	45,000	46,524
First Data Corp.
7.000%, 12/1/23§	10,000	10,688
5.750%, 1/15/24§	15,000	15,431
Xerox Corp. 2.950%, 3/15/17	55,000	55,157

		127,800

Semiconductors & Semiconductor Equipment (0.2%)
Analog Devices, Inc. 2.500%, 12/5/21	75,000	74,243
Intel Corp. 4.100%, 5/19/46	40,000	39,444
Microsemi Corp. 9.125%, 4/15/23§	4,000	4,660
NXP BV 4.125%, 6/1/21§	20,000	20,650

		138,997

Software (0.5%)
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	20,000	21,188
Infor U.S., Inc. 6.500%, 5/15/22	20,000	20,850
Microsoft Corp. 4.450%, 11/3/45	70,000	74,432
Open Text Corp. 5.875%, 6/1/26§	15,000	15,788
Oracle Corp.
1.900%, 9/15/21	75,000	73,198
4.125%, 5/15/45	75,000	73,286
Solera LLC 10.500%, 3/1/24§	15,000	16,875
Sophia LP 9.000%, 9/30/23§	25,000	26,562

		322,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Technology Hardware, Storage & Peripherals (0.1%)
Diamond 1 Finance Corp. 7.125%, 6/15/24§	$20,000	$22,100
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	51,000	52,058
Western Digital Corp. 7.375%, 4/1/23§	5,000	5,500

		79,658

Total Information Technology		767,417

Materials (0.6%)
Chemicals (0.3%)
Ashland LLC 4.750%, 8/15/22	15,000	15,535
Grupo Idesa SA de CV 7.875%, 12/18/20 (m)	200,000	179,250
Potash Corp. of Saskatchewan, Inc. 4.000%, 12/15/26	15,000	15,095
PQ Corp. 6.750%, 11/15/22§	15,000	16,050

		225,930

Containers & Packaging (0.1%)
Berry Plastics Corp. 5.500%, 5/15/22	15,000	15,459
International Paper Co. 3.000%, 2/15/27	35,000	32,924
Plastipak Holdings, Inc. 6.500%, 10/1/21§	15,000	15,675

		64,058

Metals & Mining (0.0%)
Lundin Mining Corp. 7.500%, 11/1/20§	15,000	15,900

Paper & Forest Products (0.2%)
Georgia-Pacific LLC 3.600%, 3/1/25§	135,000	136,587

Total Materials		442,475

Real Estate (0.2%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
Boston Properties LP (REIT) 4.125%, 5/15/21	65,000	68,503
Equinix, Inc. (REIT) 5.875%, 1/15/26	15,000	15,787
MGM Growth Properties Operating Partnership LP (REIT) 5.625%, 5/1/24§	5,000	5,225
Simon Property Group LP (REIT) 3.300%, 1/15/26	70,000	69,610

Total Real Estate		159,125

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.6%)
British Telecommunications plc 5.950%, 1/15/18	100,000	104,172
CCO Holdings LLC
5.250%, 9/30/22	15,000	15,600
5.125%, 5/1/23§	10,000	10,275
Cincinnati Bell, Inc. 7.000%, 7/15/24§	20,000	21,150

Embarq Corp. 7.995%, 6/1/36	$15,000	$14,100
Intelsat Jackson Holdings SA 8.000%, 2/15/24 (x)§	5,000	5,137
Level 3 Communications, Inc. 5.750%, 12/1/22	25,000	25,625
Orange SA 2.750%, 2/6/19	70,000	70,807
Telesat Canada 8.875%, 11/15/24§	15,000	15,638
Verizon Communications, Inc. 4.400%, 11/1/34	140,000	137,709

		420,213

Wireless Telecommunication Services (0.5%)
Digicel Group Ltd. 7.125%, 4/1/22 (m)	250,000	193,375
Telefonica Celular del Paraguay SA 6.750%, 12/13/22 (m)	200,000	204,500

		397,875

Total Telecommunication Services		818,088

Utilities (1.7%)
Electric Utilities (1.0%)
AES Andres BV 7.950%, 5/11/26§	200,000	206,000
Comision Federal de Electricidad 4.750%, 2/23/27 (m)	200,000	192,000
Duke Energy Corp. 3.750%, 9/1/46	25,000	22,525
Duke Energy Progress LLC 4.150%, 12/1/44	65,000	63,688
Exelon Corp. 3.400%, 4/15/26	40,000	39,069
Fortis, Inc. 2.100%, 10/4/21§	70,000	67,584
Southern Co. (The)
2.450%, 9/1/18	95,000	95,873
1.850%, 7/1/19	5,000	4,982

		691,721

Gas Utilities (0.3%)
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21 (m)	200,000	205,250

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp. 5.750%, 1/15/25 (x)	10,000	9,650
NRG Energy, Inc. 7.250%, 5/15/26§	15,000	14,925

		24,575

Multi-Utilities (0.4%)
Berkshire Hathaway Energy Co. 6.500%, 9/15/37	76,000	97,868
Empresas Publicas de Medellin ESP 7.625%, 7/29/19 (m)	200,000	223,250

		321,118

Total Utilities		1,242,664

Total Corporate Bonds		16,331,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Foreign Government Securities (3.0%)
Banco de Costa Rica 5.250%, 8/12/18 (m)	$200,000	$201,500
Dominican Republic 7.500%, 5/6/21 (m)	200,000	216,750
Petroleos Mexicanos
5.500%, 2/4/19 (m)	100,000	103,875
6.750%, 9/21/47§	35,000	33,024
Republic of Costa Rica 9.995%, 8/1/20 (m)	200,000	235,250
Republic of Hungary 4.000%, 3/25/19	200,000	206,770
Republic of Panama
5.200%, 1/30/20	200,000	214,750
3.875%, 3/17/28	200,000	196,000
Republic of Poland 5.125%, 4/21/21	200,000	218,298
State of Qatar 2.375%, 6/2/21 (m)	200,000	195,750
United Mexican States
4.000%, 10/2/23	96,000	96,240
4.125%, 1/21/26	200,000	198,500
4.750%, 3/8/44	50,000	45,563

Total Foreign Government Securities		2,162,270

Mortgage-Backed Securities (8.2%)
FHLMC
3.000%, 7/1/45	879,158	875,002
3.000%, 8/1/45	1,327,447	1,321,173
FNMA
3.000%, 4/1/45	1,154,774	1,138,219
3.000%, 9/1/46	2,559,861	2,547,961

Total Mortgage-Backed Securities		5,882,355

Municipal Bonds (0.7%)
City of Houston, Combined Utility System Revenue Bonds, Series B 5.000%, 11/15/35	120,000	138,139
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue Bonds, Series A 5.000%, 6/1/33	60,000	70,522
Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series C 5.000%, 11/15/34	90,000	105,515
North Texas Municipal Water District, Revenue Bonds 5.000%, 9/1/35	70,000	80,833
State of California, Various Purpose, General Obligations Bonds 5.000%, 8/1/33	70,000	80,023

Total Municipal Bonds		475,032

U.S. Treasury Obligations (27.8%)
U.S. Treasury Bonds
2.750%, 11/15/42	620,000	585,488

1.000%, 2/15/46 TIPS	$1,316,045	$1,321,366
U.S. Treasury Notes
0.500%, 1/31/17	510,000	509,953
0.625%, 5/31/17	930,000	929,946
1.000%, 2/15/18	1,840,000	1,840,647
1.000%, 5/15/18	145,000	144,950
2.000%, 11/30/20	2,140,000	2,161,839
1.750%, 12/31/20	60,000	59,978
2.125%, 1/31/21	2,250,000	2,279,751
2.250%, 3/31/21	2,430,000	2,473,949
0.125%, 4/15/21 TIPS	571,155	574,619
1.750%, 3/31/22	1,290,000	1,272,905
1.500%, 2/28/23	60,000	57,712
1.500%, 3/31/23	1,230,000	1,182,241
0.625%, 1/15/24 TIPS	839,152	854,148
0.125%, 7/15/24 TIPS	1,272,550	1,250,566
2.125%, 5/15/25	1,490,000	1,461,015
2.000%, 8/15/25	35,000	33,909
0.125%, 7/15/26 TIPS	877,360	848,598

Total U.S. Treasury Obligations		19,843,580

Total Long-Term Debt Securities (93.1%) (Cost $67,323,043)		66,361,268

	Number of Shares	Value (Note 1)
COMMON STOCK:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
SandRidge Energy, Inc.*	48	1,129

Total Common Stock (0.0%) (Cost $1,013)		1,129

INVESTMENT COMPANY:
DoubleLine Floating Rate Fund‡
Total Investment Company (1.4%) (Cost $983,622)	97,776	970,911

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,398, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,446. (xx)	$2,398	2,398
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $965, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $984. (xx)	965	965

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various Common Stocks; total market value $11,116. (xx)	$10,000	$10,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,084, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,126. (xx)	2,084	2,084
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,968, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $4,047. (xx)	3,968	3,968
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,661, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,716. (xx)	2,661	2,661
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,562, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,635. (xx)	3,562	3,562
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $5,100. (xx)	5,000	5,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $15,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $15,300. (xx)	15,000	15,000

Total Repurchase Agreements		45,638

Total Short-Term Investments (0.1%) (Cost $45,638)		45,638

Total Investments (94.6%) (Cost $68,353,316)		67,378,946
Other Assets Less Liabilities (5.4%)		3,874,926

Net Assets (100%)		$71,253,872

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $8,275,102 or 11.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $620,715 or 0.9% of net assets.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $7,319,737 or 10.3% of net assets.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $44,764. This was secured by cash collateral of $45,638 which was subsequently invested in joint repurchase agreements with a total value of $45,638, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

Glossary:

CLO	— Collateralized Mortgage Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
IO	— Interest Only
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Country Diversification As a Percentage of Total Net Assets
Australia	0.2%
Belgium	0.0	#
Brazil	1.3
Canada	0.5
Cayman Islands	5.3
Chile	0.9
China	0.3
Colombia	1.2
Costa Rica	0.9
Dominican Republic	1.2
France	0.1
Guatemala	0.8
Hungary	0.3
India	1.0
Israel	0.7
Jamaica	0.3
Japan	0.2
Luxembourg	0.0	#
Malaysia	0.3
Mexico	1.6
Netherlands	0.1
Panama	1.6
Paraguay	0.3
Peru	0.3
Poland	0.3
Qatar	0.3
Singapore	0.6
Trinidad and Tobago	0.1
United Kingdom	0.4
United States	73.5
Cash and Other	5.4

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
DoubleLine Floating Rate Fund	$1,650,994	$—	$716,378	$970,911	$41,826	$(16,378)

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$4,374,789	$—		$4,374,789
Collateralized Mortgage Obligations	—	11,561,586	—		11,561,586
Commercial Mortgage-Backed Securities	—	5,728,643	—		5,728,643
Common Stocks
Energy	1,129	—	—		1,129
Convertible Bonds
Energy	—	1,408	—		1,408
Corporate Bonds
Consumer Discretionary	—	1,197,749	—		1,197,749
Consumer Staples	—	1,543,531	—		1,543,531
Energy	—	1,831,760	—	(a)	1,831,760
Financials	—	5,369,181	—		5,369,181
Health Care	—	1,413,464	—		1,413,464
Industrials	—	1,546,151	—		1,546,151
Information Technology	—	767,417	—		767,417
Materials	—	442,475	—		442,475
Real Estate	—	159,125	—		159,125
Telecommunication Services	—	818,088	—		818,088
Utilities	—	1,242,664	—		1,242,664
Foreign Government Securities	—	2,162,270	—		2,162,270
Investment Companies	970,911	—	—		970,911
Mortgage-Backed Securities	—	5,882,355	—		5,882,355
Municipal Bonds	—	475,032	—		475,032
Short-Term Investments
Repurchase Agreements	—	45,638	—		45,638
U.S. Treasury Obligations	—	19,843,580	—		19,843,580

Total Assets	$972,040	$66,406,906	$—		$67,378,946

Total Liabilities	$—	$—	$—		$—

Total	$972,040	$66,406,906	$—		$67,378,946

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$24,656,644
Long-term U.S. government debt securities	31,749,401

$56,406,045

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$23,722,652
Long-term U.S. government debt securities	22,476,638

$46,199,290

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,886
Aggregate gross unrealized depreciation	(1,276,037)

Net unrealized depreciation	$(999,151)

Federal income tax cost of investments	$68,378,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $983,622)	$970,911
Unaffiliated Issuers (Cost $67,324,056)	66,362,397
Repurchase Agreements (Cost $45,638)	45,638
Cash	3,420,335
Dividends, interest and other receivables	452,009
Due from Custodian	204,019
Receivable for securities sold	114,137
Receivable from Separate Accounts for Trust shares sold	55,044
Securities lending income receivable	51
Other assets	232

Total assets	71,624,773

LIABILITIES
Payable for securities purchased	204,019
Payable for return of collateral on securities loaned	45,638
Investment management fees payable	31,292
Administrative fees payable	5,880
Distribution fees payable – Class IB	2,090
Payable to Separate Accounts for Trust shares redeemed	525
Trustees’ fees payable	42
Accrued expenses	81,415

Total liabilities	370,901

NET ASSETS	$71,253,872

Net assets were comprised of:
Paid in capital	$72,368,330
Accumulated undistributed net investment income (loss)	37,711
Accumulated undistributed net realized gain (loss) on investments	(177,799)
Net unrealized appreciation (depreciation) on investments	(974,370)

Net assets	$71,253,872

Class IB
Net asset value, offering and redemption price per share, $10,303,899 / 1,049,975 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.81

Class K
Net asset value, offering and redemption price per share, $60,949,973 / 6,210,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.81

(x)	Includes value of securities on loan of $44,764.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest (net of $243 foreign withholding tax)	$2,389,839
Dividends ($41,826 of dividend income received from affiliates)	42,130
Securities lending (net)	742

Total income	2,432,711

EXPENSES
Investment management fees	399,563
Administrative fees	66,861
Professional fees	66,229
Distribution fees – Class IB	15,408
Offering costs	13,732
Custodian fees	10,000
Printing and mailing expenses	4,415
Trustees’ fees	1,464
Miscellaneous	20,776

Gross expenses	598,448
Less: Waiver from investment manager	(28,810)
Reimbursement from sub-advisor	(8,322)

Net expenses	561,316

NET INVESTMENT INCOME (LOSS)	1,871,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(16,378) of realized gain (loss) from affiliates)	287,348
Net change in unrealized appreciation (depreciation) on investments ($36,295 of change in unrealized appreciation (depreciation) from affiliates)	979,426

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,266,774

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,138,169

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,871,395	$999,785
Net realized gain (loss) on investments	287,348	(203,814)
Net change in unrealized appreciation (depreciation) on investments	979,426	(1,953,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,138,169	(1,157,825)

DIVIDENDS:
Dividends from net investment income
Class IB	(259,317)	(36,621)
Class K	(1,734,919)	(1,107,140)

TOTAL DIVIDENDS:	(1,994,236)	(1,143,761)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 818,751 and 263,299 shares, respectively ]	8,201,352	2,597,346
Capital shares issued in reinvestment of dividends [ 26,649 and 3,805 shares, respectively ]	259,317	36,621
Capital shares repurchased [ (41,424) and (21,105) shares, respectively ]	(416,515)	(208,655)

Total Class IB transactions	8,044,154	2,425,312

Class K
Capital shares sold [ 0 and 5,917,371 shares, respectively ]	—	59,100,000
Capital shares issued in reinvestment of dividends [ 178,301 and 115,031 shares, respectively ]	1,734,919	1,107,140

Total Class K transactions	1,734,919	60,207,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,779,073	62,632,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,923,006	60,330,866
NET ASSETS:
Beginning of period	60,330,866	—

End of period (a)	$71,253,872	$60,330,866

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$37,711	$—

* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.17
Net realized and unrealized gain (loss) on investments	0.21	(0.39)

Total from investment operations	0.46	(0.22)

Less distributions:
Dividends from net investment income	(0.26)	(0.17)

Net asset value, end of period	$9.81	$9.61

Total return (b)	4.83%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,304	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	1.06%	1.08%
Before waivers (a)(f)	1.11%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.52%	2.54	%(l)
Before waivers (a)(f)	2.47%	2.36	%(l)
Portfolio turnover rate (z)^	76%	79%

Class K	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.18
Net realized and unrealized gain (loss) on investments	0.21	(0.38)

Total from investment operations	0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.29)	(0.19)

Net asset value, end of period	$9.81	$9.61

Total return (b)	5.10%	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,950	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.84%
Before waivers (a)(f)	0.88%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.84%	2.67	%(l)
Before waivers (a)(f)	2.78%	2.47	%(l)
Portfolio turnover rate (z)^	76%	79%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	10.43%	7.70%	4.04%
Portfolio – Class IB Shares	10.43	7.70	3.90
Portfolio – Class K Shares*	10.72	7.98	7.93
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.84
50% Volatility Managed Index – Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.64	8.30	6.54
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.43% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and the 50% Volatility Managed Index — Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index returned 11.96%, 2.08% and 6.64%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	A broad range of equity sectors contributed to Portfolio returns over the course of the year, led by energy, utilities, information technology, industrials, materials and financials.

•

Royal Dutch Shell plc, Chevron Corp. and BP plc all generated attractive gains in the energy sector, supported in large part by the robust recovery in crude oil prices that built momentum in 2016 and culminated in a renewed effort by major oil producers to limit production gains and better balance global supply and demand. Importantly, all three companies aggressively pursued self-help measures that emphasized reductions in upstream capital investment and select non-core asset sales.

•	Utility sector equity holdings favorably impacted performance in the first half of the year.

•

Within information technology, Texas Instruments, Inc. and Microsoft Corp. were meaningful contributors to gains during the year. Strong demand for semiconductors and integrated circuits across a range of important end markets, including personal computers, smartphones, automotive applications and a growing list of consumer devices, helped Texas Instruments deliver several quarters of improving revenues, operating profit and earnings. Microsoft benefited from the rollout of Office 365 and strong growth in its cloud computing platform.

•

Materials company Rio Tinto plc benefited from the broad recovery experienced in many commodity markets, especially copper and iron ore, which experienced improved demand amid optimism for stable to improving global economic growth.

•

Among fixed income holdings, energy sector investments generally experienced strong returns over the course of the year as oil and gas prices moved higher after bottoming in the first quarter of 2016. Holdings of exploration and production companies including Chesapeake Energy Corp., Bill Barrett Corp. and Sanchez Energy Corp. delivered attractive income and generated strong price gains for the period.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

•	iHeartCommunications, Inc. benefited from stable trends in its core media and radio businesses, while also making progress in dealing with its substantial debt load and upcoming maturities.

•

Sprint Communications, Inc. bonds advanced as key operating metrics improved and the company took significant steps to raise capital to fund expenditures to improve its wireless networks capability and services.

What hurt performance during the year:

•	The laggards among equity holdings were largely focused in the health care and consumer discretionary sectors.

•

The primary detractors among equity holdings in the Portfolio included major and specialty pharmaceutical manufacturers, which continued to experience backlash from select inquiries into industry pricing policies. Holdings including Eli Lilly & Co., Roche Holding AG, Teva Pharmaceutical Industries Ltd., Allergan plc and AstraZeneca plc detracted from performance during the period.

•	Most of the weakness in consumer discretionary holdings was among automotive manufacturers such as Ford Motor Co. as concern mounted that auto sales had peaked.

•	Fixed income detractors included oil and natural gas company California Resources Corp. and hospital manager and operator Community Health Systems, Inc..

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

With interest rates moving higher to end the year, we believe the opportunity in select areas of fixed income markets is improving. Within equities, despite the recent gains, we continue to focus on opportunities where we feel companies have potential for improving fundamentals at reasonable valuations and offer attractive dividends and the prospect for dividend growth going forward.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	4.21
Weighted Average Coupon (%)	5.43
Weighted Average Modified Duration (Years)*	3.82
Weighted Average Rating**	BB	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	13.0%
Financials	10.8
Energy	9.7
Health Care	9.0
Information Technology	8.5
Consumer Discretionary	8.4
Industrials	6.2
Utilities	5.4
Consumer Staples	4.4
Materials	4.1
Telecommunication Services	3.8
Repurchase Agreements	3.0
Real Estate	0.9
Foreign Government Securities	0.7
U.S. Government Agency Securities	0.6
Supranational	0.5
Municipal Bonds	0.0	#
Asset-Backed Securities	0.0	#
Cash and Other	11.0

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,048.70	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.88	5.30
Class IB
Actual	1,000.00	1,048.70	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.89	5.30
Class K
Actual	1,000.00	1,050.38	4.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.04

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.0%)
American Airlines Pass-Through Trust, Series 2013-2 A 4.950%, 1/15/23		$159,823	$169,412

Total Asset-Backed Securities			169,412

Convertible Bonds (0.8%)
Energy (0.3%)
Energy Equipment & Services (0.3%)
Weatherford International Ltd. 5.875%, 7/1/21		3,200,000	3,472,000

Oil, Gas & Consumable Fuels (0.0%)
Stone Energy Corp. 1.750%, 3/1/17 (h)		1,213,000	721,735

Total Energy			4,193,735

Health Care (0.5%)
Pharmaceuticals (0.5%)
Bayer Capital Corp. BV 5.625%, 11/22/19 (x)§	EUR	5,000,000	5,742,206

Total Health Care			5,742,206

Total Convertible Bonds			9,935,941

Corporate Bonds (23.9%)
Consumer Discretionary (3.4%)
Auto Components (0.0%)
Delphi Corp. 4.150%, 3/15/24		$75,000	77,550

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp. 3.950%, 10/15/20		150,000	157,706
International Game Technology plc 6.250%, 2/15/22§		4,300,000	4,611,750
Marriott International, Inc. 3.125%, 10/15/21		250,000	251,832
McDonald’s Corp.
5.350%, 3/1/18		140,000	146,030
3.625%, 5/20/21		150,000	156,256
3.700%, 1/30/26		200,000	203,328
Wyndham Worldwide Corp. 4.250%, 3/1/22		150,000	154,911

			5,681,813

Household Durables (0.6%)
KB Home 7.500%, 9/15/22		4,000,000	4,230,000
Newell Brands, Inc. 3.850%, 4/1/23		80,000	82,882
Shea Homes LP 5.875%, 4/1/23§		3,000,000	2,925,000
Whirlpool Corp. 2.400%, 3/1/19		250,000	251,152

			7,489,034

Internet & Direct Marketing Retail (0.0%)
Amazon.com, Inc.
2.600%, 12/5/19		$250,000	$255,026
3.300%, 12/5/21		150,000	155,323
QVC, Inc. 4.850%, 4/1/24		50,000	50,132

			460,481

Media (2.1%)
21st Century Fox America, Inc. 3.000%, 9/15/22		150,000	148,956
Altice Financing SA 6.625%, 2/15/23§		1,500,000	1,545,750
CBS Corp. 3.375%, 3/1/22		200,000	202,608
Charter Communications Operating LLC
3.579%, 7/23/20		350,000	354,795
4.908%, 7/23/25		100,000	104,860
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		25,000	33,619
Comcast Corp.
5.150%, 3/1/20		150,000	163,675
3.375%, 8/15/25		250,000	251,304
CSC Holdings LLC 10.875%, 10/15/25§		1,800,000	2,137,140
Discovery Communications LLC 5.050%, 6/1/20		100,000	107,010
DISH DBS Corp. 5.000%, 3/15/23		5,600,000	5,593,000
iHeartCommunications, Inc.
9.000%, 12/15/19		1,019,000	838,127
9.000%, 3/1/21		3,200,000	2,352,000
Interpublic Group of Cos., Inc. (The) 4.200%, 4/15/24		150,000	153,914
NBCUniversal Media LLC 4.375%, 4/1/21		300,000	323,395
Omnicom Group, Inc. 3.600%, 4/15/26		250,000	247,498
Scripps Networks Interactive, Inc. 3.900%, 11/15/24		150,000	151,779
Sirius XM Radio, Inc. 6.000%, 7/15/24§		2,000,000	2,091,000
Time Warner Cable LLC
8.250%, 4/1/19		170,000	190,825
4.000%, 9/1/21		100,000	102,563
Time Warner, Inc.
4.700%, 1/15/21		250,000	266,984
3.550%, 6/1/24		200,000	198,672
Univision Communications, Inc. 5.125%, 5/15/23§		7,000,000	6,895,000
Viacom, Inc.
2.750%, 12/15/19		165,000	164,229
4.250%, 9/1/23		100,000	99,977
Walt Disney Co. (The)
2.300%, 2/12/21		105,000	105,294
2.550%, 2/15/22		250,000	250,477
WPP Finance 2010 3.750%, 9/19/24		100,000	100,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Ziggo Secured Finance BV 5.500%, 1/15/27§	$1,500,000	$1,462,200

		26,637,292

Multiline Retail (0.1%)
Dollar General Corp. 1.875%, 4/15/18	150,000	150,031
Kohl’s Corp. 4.750%, 12/15/23	100,000	106,127
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	150,000	153,859
Target Corp. 6.000%, 1/15/18	200,000	209,006
2.300%, 6/26/19	100,000	101,212

		720,235

Specialty Retail (0.1%)
AutoZone, Inc. 4.000%, 11/15/20	100,000	104,968
Home Depot, Inc. (The)
2.000%, 6/15/19	250,000	253,298
2.625%, 6/1/22	115,000	115,376
2.125%, 9/15/26	50,000	46,044
Lowe’s Cos., Inc. 2.500%, 4/15/26	95,000	89,855
PetSmart, Inc. 7.125%, 3/15/23§	600,000	612,000

		1,221,541

Total Consumer Discretionary		42,287,946

Consumer Staples (0.8%)
Beverages (0.3%)
Anheuser-Busch InBev Finance, Inc.
2.150%, 2/1/19	250,000	251,272
2.650%, 2/1/21	130,000	129,952
3.300%, 2/1/23	200,000	203,495
3.700%, 2/1/24	100,000	103,458
3.650%, 2/1/26	350,000	354,530
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	50,000	55,581
5.375%, 1/15/20	250,000	272,174
4.375%, 2/15/21	25,000	26,627
2.500%, 7/15/22	100,000	98,293
Coca-Cola Co. (The)
3.150%, 11/15/20	100,000	103,834
3.200%, 11/1/23	200,000	204,926
Cott Beverages, Inc. 5.375%, 7/1/22	1,500,000	1,526,250
PepsiCo, Inc.
5.000%, 6/1/18	100,000	104,961
1.850%, 4/30/20	200,000	198,932
3.600%, 3/1/24	250,000	261,869

		3,896,154

Food & Staples Retailing (0.2%)
Costco Wholesale Corp. 2.250%, 2/15/22	85,000	83,985
CVS Health Corp.
2.250%, 8/12/19	350,000	351,952
3.500%, 7/20/22	500,000	513,176
Kroger Co. (The)
6.150%, 1/15/20	$150,000	$165,860
2.950%, 11/1/21	150,000	150,441
Sysco Corp.
2.600%, 10/1/20	40,000	40,185
2.500%, 7/15/21	25,000	24,760
Walgreen Co. 3.100%, 9/15/22	150,000	149,654
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	150,000	152,390
Wal-Mart Stores, Inc.
1.125%, 4/11/18	200,000	199,565
3.625%, 7/8/20	100,000	105,348
3.250%, 10/25/20	100,000	104,024
3.300%, 4/22/24	100,000	103,039

		2,144,379

Food Products (0.2%)
Conagra Brands, Inc. 3.250%, 9/15/22	100,000	100,028
General Mills, Inc.
5.650%, 2/15/19	100,000	107,437
2.200%, 10/21/19	250,000	250,845
JM Smucker Co. (The) 3.000%, 3/15/22	180,000	181,073
Kellogg Co. 3.250%, 5/21/18	200,000	203,767
Kraft Heinz Foods Co.
5.375%, 2/10/20	104,000	112,454
2.800%, 7/2/20	250,000	252,435
3.000%, 6/1/26	200,000	186,851
Mead Johnson Nutrition Co. 4.125%, 11/15/25	100,000	102,858
Tyson Foods, Inc.
2.650%, 8/15/19	250,000	252,260
4.500%, 6/15/22	100,000	106,928
Unilever Capital Corp. 2.000%, 7/28/26	150,000	137,503

		1,994,439

Household Products (0.0%)
Clorox Co. (The)
3.050%, 9/15/22	150,000	151,532
3.500%, 12/15/24	100,000	101,605
Colgate-Palmolive Co. 1.500%, 11/1/18	150,000	150,009
Kimberly-Clark Corp. 3.625%, 8/1/20	50,000	52,513

		455,659

Tobacco (0.1%)
Altria Group, Inc.
9.250%, 8/6/19	45,000	53,029
2.625%, 1/14/20	200,000	201,856
2.850%, 8/9/22	200,000	200,630
4.000%, 1/31/24	100,000	105,710
Philip Morris International, Inc.
5.650%, 5/16/18	63,000	66,391
2.500%, 8/22/22	100,000	98,168
3.600%, 11/15/23	50,000	51,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Reynolds American, Inc. 4.450%, 6/12/25	$250,000	$263,577

		1,041,281

Total Consumer Staples		9,531,912

Energy (3.2%)
Energy Equipment & Services (0.5%)
Halliburton Co.
2.000%, 8/1/18	100,000	100,042
3.250%, 11/15/21	100,000	102,370
3.800%, 11/15/25	30,000	30,354
Nabors Industries, Inc. 6.150%, 2/15/18	290,000	300,875
National Oilwell Varco, Inc. 2.600%, 12/1/22	150,000	138,245
Weatherford International Ltd.
7.750%, 6/15/21 (x)	4,000,000	4,070,000
8.250%, 6/15/23	2,400,000	2,418,000

		7,159,886

Oil, Gas & Consumable Fuels (2.7%)
Anadarko Petroleum Corp. 3.450%, 7/15/24	150,000	146,805
Bill Barrett Corp.
7.625%, 10/1/19	4,500,000	4,432,500
7.000%, 10/15/22	500,000	477,500
BP Capital Markets plc
1.375%, 5/10/18	250,000	248,916
2.315%, 2/13/20	200,000	199,640
4.500%, 10/1/20	100,000	107,139
3.814%, 2/10/24	250,000	256,392
Chesapeake Energy Corp.
8.000%, 12/15/22 (x)§	3,440,000	3,706,600
8.000%, 1/15/25 (b)(x)§	5,000,000	5,100,000
Chevron Corp.
1.790%, 11/16/18	350,000	350,845
2.193%, 11/15/19	35,000	35,253
2.355%, 12/5/22	150,000	147,301
2.954%, 5/16/26	250,000	243,958
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200,000	193,000
ConocoPhillips Co.
2.875%, 11/15/21	120,000	120,511
2.400%, 12/15/22	150,000	144,471
Denbury Resources, Inc. 9.000%, 5/15/21§	300,000	320,625
Devon Energy Corp. 4.000%, 7/15/21	100,000	103,062
Ecopetrol SA
7.625%, 7/23/19	50,000	56,000
5.375%, 6/26/26	150,000	149,812
Enable Midstream Partners LP 3.900%, 5/15/24	150,000	141,710
Enbridge Energy Partners LP 5.875%, 10/15/25	100,000	113,321
Energy Transfer Equity LP 5.500%, 6/1/27	1,500,000	1,462,500
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	157,029
3.600%, 2/1/23	100,000	97,738
4.050%, 3/15/25	100,000	98,717
Enterprise Products Operating LLC
2.550%, 10/15/19	$100,000	$100,663
3.350%, 3/15/23	150,000	151,832
EOG Resources, Inc.
5.625%, 6/1/19	15,000	16,195
4.100%, 2/1/21	100,000	104,967
4.150%, 1/15/26	150,000	157,580
EQT Corp. 4.875%, 11/15/21	50,000	53,374
Exxon Mobil Corp.
1.305%, 3/6/18	250,000	249,625
2.397%, 3/6/22	150,000	148,961
3.176%, 3/15/24	150,000	151,862
Husky Energy, Inc. 4.000%, 4/15/24	50,000	50,871
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	361,195
4.300%, 5/1/24 (x)	150,000	153,157
Kinder Morgan, Inc.
5.625%, 11/15/23§	2,300,000	2,537,289
7.750%, 1/15/32	1,700,000	2,078,926
Marathon Oil Corp. 2.800%, 11/1/22	100,000	95,437
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	54,377
3.625%, 9/15/24	150,000	147,690
MPLX LP
4.500%, 7/15/23	100,000	101,609
4.875%, 6/1/25	100,000	102,490
NGPL PipeCo LLC 7.119%, 12/15/17§	925,000	964,312
Noble Energy, Inc. 4.150%, 12/15/21	150,000	156,276
Occidental Petroleum Corp. 2.700%, 2/15/23	200,000	197,779
ONEOK Partners LP 8.625%, 3/1/19	100,000	112,706
Petroleos Mexicanos
5.750%, 3/1/18	94,000	97,173
3.500%, 7/18/18	200,000	201,500
4.875%, 1/24/22 (x)	250,000	251,525
Plains All American Pipeline LP
6.500%, 5/1/18	40,000	42,243
3.850%, 10/15/23	100,000	99,101
Sanchez Energy Corp. 7.750%, 6/15/21	2,800,000	2,849,000
Statoil ASA
1.200%, 1/17/18	250,000	249,197
5.250%, 4/15/19	25,000	26,852
2.900%, 11/8/20	200,000	203,183
2.750%, 11/10/21	150,000	151,401
Suncor Energy, Inc. 6.100%, 6/1/18	165,000	174,895
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	150,000	151,739
Total Capital International SA 2.700%, 1/25/23	200,000	197,353
Total Capital SA 4.125%, 1/28/21	250,000	266,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
TransCanada PipeLines Ltd.
7.125%, 1/15/19	$118,000	$129,667
3.800%, 10/1/20	100,000	103,926
4.875%, 1/15/26	120,000	133,651
Valero Energy Corp. 6.125%, 2/1/20	150,000	165,957
W&T Offshore, Inc.
9.000%, 5/15/20 PIK§	711,152	540,476
8.500%, 6/15/21 PIK (l)§	636,877	375,757
Williams Partners LP
5.250%, 3/15/20	100,000	107,184
4.125%, 11/15/20	100,000	104,180
4.300%, 3/4/24	150,000	150,170

		33,632,762

Total Energy		40,792,648

Financials (5.0%)
Banks (3.5%)
Australia & New Zealand Banking Group Ltd. 2.250%, 6/13/19	250,000	250,374
Bank of America Corp.
5.650%, 5/1/18	550,000	576,831
2.600%, 1/15/19	250,000	252,345
7.625%, 6/1/19	250,000	280,109
2.250%, 4/21/20	300,000	297,060
5.700%, 1/24/22	100,000	112,354
3.300%, 1/11/23	150,000	150,622
4.125%, 1/22/24	100,000	103,940
4.000%, 4/1/24	350,000	360,508
4.000%, 1/22/25	250,000	250,391
6.100%, 3/17/25 (l)(y)	1,000,000	1,011,300
3.500%, 4/19/26	200,000	197,355
Bank of Montreal 2.375%, 1/25/19	50,000	50,411
Bank of Nova Scotia (The)
2.050%, 6/5/19	250,000	249,574
2.450%, 3/22/21	250,000	248,753
Barclays Bank plc 5.140%, 10/14/20	100,000	105,766
Barclays plc 2.750%, 11/8/19	250,000	249,606
4.375%, 1/12/26	200,000	203,608
BB&T Corp.
2.050%, 6/19/18	200,000	201,216
2.450%, 1/15/20	300,000	301,784
BNP Paribas SA
2.700%, 8/20/18	100,000	101,275
3.250%, 3/3/23	100,000	100,861
4.250%, 10/15/24	200,000	200,741
Citigroup, Inc.
1.750%, 5/1/18	250,000	249,289
2.050%, 12/7/18	350,000	349,893
2.550%, 4/8/19	100,000	100,847
5.875%, 3/27/20 (l)(x)(y)	4,000,000	4,010,000
5.950%, 8/15/20 (l)(y)	3,000,000	3,026,100
3.875%, 10/25/23	150,000	154,423
6.300%, 5/15/24 (l)(y)	4,500,000	4,461,750
3.300%, 4/27/25	345,000	337,034
3.400%, 5/1/26	200,000	194,013
3.200%, 10/21/26	200,000	190,033
Commonwealth Bank of Australia 2.250%, 3/13/19	$250,000	$251,142
Cooperatieve Rabobank UA
2.250%, 1/14/19	250,000	251,213
4.500%, 1/11/21	75,000	80,526
3.875%, 2/8/22	75,000	79,144
4.375%, 8/4/25	250,000	255,984
Credit Suisse Group Funding Guernsey Ltd. 3.125%, 12/10/20	250,000	248,446
Discover Bank 3.200%, 8/9/21	250,000	251,357
Fifth Third Bancorp 2.300%, 3/1/19	125,000	125,376
Fifth Third Bank 3.850%, 3/15/26	200,000	201,339
HSBC Holdings plc
5.100%, 4/5/21	100,000	108,199
4.000%, 3/30/22	100,000	103,494
4.250%, 3/14/24	200,000	202,847
4.300%, 3/8/26	250,000	259,357
Huntington National Bank (The) 2.200%, 4/1/19	250,000	250,391
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	250,000	255,494
Intesa Sanpaolo SpA 3.875%, 1/16/18	200,000	202,751
JPMorgan Chase & Co.
6.000%, 1/15/18	250,000	260,872
7.900%, 4/30/18 (l)(y)	9,468,000	9,799,380
1.625%, 5/15/18	250,000	249,415
2.250%, 1/23/20	150,000	149,886
4.250%, 10/15/20	200,000	210,349
2.400%, 6/7/21	150,000	148,401
4.500%, 1/24/22	250,000	269,168
3.250%, 9/23/22	100,000	101,475
3.200%, 1/25/23	150,000	151,318
5.150%, 5/1/23 (l)(y)	2,000,000	1,900,000
2.700%, 5/18/23	200,000	195,210
3.625%, 5/13/24	250,000	254,529
3.125%, 1/23/25	150,000	146,733
2.950%, 10/1/26	250,000	237,189
KeyCorp 2.900%, 9/15/20	100,000	100,959
5.100%, 3/24/21	50,000	54,465
Lloyds Bank plc 6.375%, 1/21/21	100,000	114,067
Lloyds Banking Group plc 4.650%, 3/24/26	200,000	201,690
Mitsubishi UFJ Financial Group, Inc. 3.850%, 3/1/26	200,000	205,264
MUFG Americas Holdings Corp. 3.000%, 2/10/25	50,000	48,179
MUFG Union Bank NA 2.250%, 5/6/19	250,000	251,276
National Australia Bank Ltd. 2.500%, 7/12/26	250,000	231,745
PNC Bank NA 2.250%, 7/2/19	250,000	251,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
PNC Financial Services Group, Inc. (The)
5.125%, 2/8/20	$100,000	$108,536
3.900%, 4/29/24	250,000	255,126
Royal Bank of Canada
2.200%, 7/27/18	250,000	251,661
2.500%, 1/19/21	150,000	150,102
Royal Bank of Scotland Group plc 4.800%, 4/5/26	200,000	198,865
Santander Holdings USA, Inc. 2.650%, 4/17/20	120,000	118,132
Santander UK plc
3.050%, 8/23/18	100,000	101,415
2.350%, 9/10/19	250,000	250,324
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19	250,000	251,160
2.650%, 7/23/20	250,000	250,257
Sumitomo Mitsui Financial Group, Inc. 2.632%, 7/14/26	250,000	232,259
SunTrust Banks, Inc. 2.350%, 11/1/18	150,000	151,146
Svenska Handelsbanken AB 2.250%, 6/17/19	250,000	250,360
Toronto-Dominion Bank (The)
1.400%, 4/30/18	250,000	248,964
2.250%, 11/5/19	150,000	150,582
1.800%, 7/13/21	250,000	241,881
U.S. Bancorp
2.200%, 4/25/19	150,000	151,239
2.950%, 7/15/22	150,000	150,488
U.S. Bank NA 2.125%, 10/28/19	250,000	251,056
Wells Fargo & Co. 2.150%, 1/15/19	150,000	151,055
2.600%, 7/22/20	105,000	105,392
2.550%, 12/7/20	350,000	349,058
3.500%, 3/8/22	100,000	102,569
3.450%, 2/13/23	100,000	100,011
4.125%, 8/15/23	100,000	103,503
5.900%, 6/15/24 (l)(y)	1,200,000	1,207,500
3.300%, 9/9/24	250,000	247,873
3.000%, 4/22/26	200,000	190,863
Westpac Banking Corp.
2.250%, 7/30/18	250,000	251,848
2.700%, 8/19/26	250,000	237,117

		44,400,514

Capital Markets (0.6%)
Ameriprise Financial, Inc. 5.300%, 3/15/20	100,000	108,268
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	200,000	202,425
4.150%, 2/1/21	100,000	106,600
3.550%, 9/23/21	100,000	104,011
Charles Schwab Corp. (The) 3.225%, 9/1/22	100,000	103,119
Credit Suisse AG
5.400%, 1/14/20	100,000	106,878
4.375%, 8/5/20	250,000	263,964
3.625%, 9/9/24	250,000	250,710
Deutsche Bank AG
2.500%, 2/13/19	$150,000	$148,601
3.375%, 5/12/21	200,000	196,227
Goldman Sachs Group, Inc. (The)
6.150%, 4/1/18	600,000	631,742
2.900%, 7/19/18	150,000	152,136
2.550%, 10/23/19	250,000	250,841
2.750%, 9/15/20	45,000	45,195
5.750%, 1/24/22	250,000	278,611
3.625%, 1/22/23	150,000	152,997
4.000%, 3/3/24	250,000	258,676
4.250%, 10/21/25	200,000	202,680
Intercontinental Exchange, Inc.
2.750%, 12/1/20	40,000	40,360
4.000%, 10/15/23	100,000	104,866
Jefferies Group LLC
5.125%, 4/13/18	100,000	103,264
8.500%, 7/15/19 (x)	75,000	85,046
Moody’s Corp. 4.500%, 9/1/22	50,000	53,768
Morgan Stanley
1.875%, 1/5/18	100,000	100,115
6.625%, 4/1/18	250,000	264,221
7.300%, 5/13/19	200,000	222,802
2.375%, 7/23/19	150,000	150,160
2.800%, 6/16/20	140,000	140,565
5.550%, 7/15/20 (l)(y)	700,000	702,660
5.750%, 1/25/21	250,000	277,684
4.875%, 11/1/22	100,000	107,272
3.750%, 2/25/23	100,000	102,462
4.100%, 5/22/23	100,000	102,598
3.875%, 4/29/24	100,000	102,525
3.700%, 10/23/24	150,000	151,821
3.875%, 1/27/26	200,000	202,456
3.125%, 7/27/26	150,000	143,012
S&P Global, Inc. 3.300%, 8/14/20	50,000	50,881
State Street Corp.
4.375%, 3/7/21	150,000	161,482
3.300%, 12/16/24	95,000	95,536
TD Ameritrade Holding Corp. 2.950%, 4/1/22	250,000	253,053
UBS AG 2.350%, 3/26/20	250,000	249,110

		7,531,400

Consumer Finance (0.6%)
AerCap Ireland Capital Ltd.
4.250%, 7/1/20	250,000	257,500
3.950%, 2/1/22	150,000	151,313
American Express Co.
1.550%, 5/22/18	150,000	149,621
2.650%, 12/2/22	212,000	208,442
3.625%, 12/5/24	150,000	150,589
American Honda Finance Corp. 2.450%, 9/24/20	250,000	250,578
Capital One Financial Corp.
4.750%, 7/15/21	100,000	108,094
3.500%, 6/15/23	200,000	200,795
3.750%, 7/28/26	150,000	144,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Caterpillar Financial Services Corp.
7.150%, 2/15/19	$135,000	$149,272
2.100%, 6/9/19	250,000	250,324
Discover Financial Services 3.850%, 11/21/22	100,000	101,375
Ford Motor Credit Co. LLC
2.375%, 3/12/19	250,000	249,348
5.875%, 8/2/21	200,000	220,518
4.134%, 8/4/25	200,000	199,596
General Motors Financial Co., Inc.
2.400%, 4/10/18	75,000	75,232
3.700%, 11/24/20	165,000	166,997
4.000%, 1/15/25	250,000	243,025
HSBC Finance Corp. 6.676%, 1/15/21	250,000	280,569
John Deere Capital Corp. 2.050%, 3/10/20	100,000	99,649
OneMain Financial Holdings LLC 7.250%, 12/15/21§	2,500,000	2,606,000
Synchrony Financial
3.000%, 8/15/19	250,000	252,310
3.750%, 8/15/21	75,000	77,118
Toyota Motor Credit Corp.
2.150%, 3/12/20	180,000	179,808
2.750%, 5/17/21	250,000	253,439

		7,026,125

Diversified Financial Services (0.1%)
Berkshire Hathaway, Inc.
2.750%, 3/15/23	95,000	94,669
3.125%, 3/15/26	200,000	198,591
Boeing Capital Corp. 4.700%, 10/27/19	100,000	107,769
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20	283,000	282,541
Leucadia National Corp. 5.500%, 10/18/23	100,000	105,312
National Rural Utilities Cooperative Finance Corp. 2.300%, 11/15/19	200,000	201,095
Shell International Finance BV
2.375%, 8/21/22	250,000	244,684
3.400%, 8/12/23	100,000	102,833
3.250%, 5/11/25	140,000	139,734
Stena International SA 5.750%, 3/1/24§	200,000	173,000
Voya Financial, Inc. 2.900%, 2/15/18	77,000	77,904

		1,728,132

Insurance (0.2%)
Allstate Corp. (The) 3.150%, 6/15/23	100,000	101,045
American International Group, Inc.
3.375%, 8/15/20	150,000	154,106
3.300%, 3/1/21	55,000	56,157
3.900%, 4/1/26	200,000	203,469
Aon Corp. 5.000%, 9/30/20	50,000	53,791
Berkshire Hathaway Finance Corp. 4.250%, 1/15/21	100,000	107,437
Chubb INA Holdings, Inc. 3.350%, 5/15/24	$250,000	$253,331
CNA Financial Corp. 5.875%, 8/15/20	100,000	109,790
Hartford Financial Services Group, Inc. (The) 5.500%, 3/30/20	150,000	164,225
Lincoln National Corp.
8.750%, 7/1/19	31,000	35,637
4.850%, 6/24/21	50,000	54,161
Marsh & McLennan Cos., Inc. 4.800%, 7/15/21	150,000	163,617
MetLife, Inc.
4.750%, 2/8/21	100,000	108,552
3.600%, 4/10/24	250,000	257,104
Progressive Corp. (The) 3.750%, 8/23/21	50,000	52,724
Prudential Financial, Inc.
7.375%, 6/15/19	200,000	226,091
5.875%, 9/15/42 (l)	150,000	157,500
Reinsurance Group of America, Inc. 4.700%, 9/15/23	100,000	106,682

		2,365,419

Thrifts & Mortgage Finance (0.0%)
BPCE SA 2.500%, 7/15/19	250,000	251,227

Total Financials		63,302,817

Health Care (2.6%)
Biotechnology (0.2%)
AbbVie, Inc.
2.000%, 11/6/18	150,000	150,238
2.900%, 11/6/22	200,000	196,241
3.600%, 5/14/25	185,000	182,167
Amgen, Inc.
3.450%, 10/1/20	150,000	155,006
2.700%, 5/1/22	110,000	108,584
3.625%, 5/22/24	250,000	253,539
Biogen, Inc.
4.050%, 9/15/25	40,000	41,002
Celgene Corp.
2.300%, 8/15/18	100,000	100,596
3.950%, 10/15/20	100,000	104,363
3.875%, 8/15/25	250,000	253,664
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	107,570
3.250%, 9/1/22	40,000	40,898
2.500%, 9/1/23	250,000	240,845
3.700%, 4/1/24	100,000	102,714

		2,037,427

Health Care Equipment & Supplies (0.1%)
Abbott Laboratories 2.550%, 3/15/22	175,000	170,117
Becton Dickinson and Co.
2.675%, 12/15/19	250,000	253,931
3.734%, 12/15/24	25,000	25,667
Boston Scientific Corp.
2.650%, 10/1/18	100,000	101,264
3.850%, 5/15/25	150,000	150,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Medtronic, Inc.
4.125%, 3/15/21	$100,000	$106,365
3.150%, 3/15/22	80,000	81,484
3.500%, 3/15/25	150,000	153,823
Stryker Corp. 3.375%, 5/15/24	150,000	150,491
Zimmer Biomet Holdings, Inc.
3.150%, 4/1/22	200,000	198,386

		1,391,660

Health Care Providers & Services (1.7%)
Aetna, Inc.
2.750%, 11/15/22	150,000	147,716
3.500%, 11/15/24	150,000	150,982
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	150,442
Anthem, Inc.
2.250%, 8/15/19	225,000	223,350
3.125%, 5/15/22	150,000	149,038
Cardinal Health, Inc. 3.200%, 6/15/22	50,000	50,309
CHS/Community Health Systems, Inc.
8.000%, 11/15/19 (x)	3,300,000	2,748,900
7.125%, 7/15/20 (x)	2,500,000	1,894,500
6.875%, 2/1/22 (x)	1,800,000	1,260,000
Cigna Corp. 4.500%, 3/15/21	150,000	159,597
DaVita, Inc. 5.125%, 7/15/24	1,100,000	1,097,250
Express Scripts Holding Co. 4.750%, 11/15/21	150,000	160,680
HCA, Inc.
7.500%, 2/15/22	3,200,000	3,624,000
5.875%, 5/1/23	1,500,000	1,588,200
Laboratory Corp. of America Holdings
2.500%, 11/1/18	150,000	151,490
3.200%, 2/1/22	75,000	75,420
Mallinckrodt International Finance SA
5.750%, 8/1/22 (x)§	2,500,000	2,400,000
5.500%, 4/15/25§	1,000,000	895,000
McKesson Corp. 3.796%, 3/15/24	100,000	103,069
Medco Health Solutions, Inc. 4.125%, 9/15/20	100,000	104,531
Tenet Healthcare Corp. 8.125%, 4/1/22	3,500,000	3,293,500
UnitedHealth Group, Inc.
6.000%, 2/15/18	300,000	314,207
2.875%, 12/15/21	65,000	65,897
3.750%, 7/15/25	150,000	155,776

		20,963,854

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc. 3.875%, 7/15/23	100,000	102,860
Life Technologies Corp. 5.000%, 1/15/21	100,000	106,650
Thermo Fisher Scientific, Inc.
2.400%, 2/1/19	250,000	251,002
3.600%, 8/15/21	$50,000	$51,695
3.300%, 2/15/22	100,000	100,815

		613,022

Pharmaceuticals (0.6%)
Actavis Funding SCS
3.450%, 3/15/22	250,000	253,730
3.800%, 3/15/25	250,000	250,242
Actavis, Inc.
3.250%, 10/1/22	150,000	149,255
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	97,028
Endo Finance LLC 5.750%, 1/15/22§	1,000,000	882,500
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	194,974
2.800%, 3/18/23	100,000	100,265
Johnson & Johnson
2.450%, 12/5/21	150,000	151,858
2.050%, 3/1/23	35,000	33,998
3.375%, 12/5/23	100,000	104,713
Merck & Co., Inc.
1.300%, 5/18/18	250,000	249,330
1.850%, 2/10/20	250,000	250,059
2.350%, 2/10/22	45,000	44,498
2.400%, 9/15/22	150,000	147,595
Mylan NV 3.950%, 6/15/26§	100,000	93,173
Novartis Capital Corp. 3.400%, 5/6/24	100,000	102,891
Novartis Securities Investment Ltd. 5.125%, 2/10/19	250,000	267,241
Pfizer, Inc.
4.650%, 3/1/18	50,000	51,775
2.100%, 5/15/19	250,000	252,081
3.400%, 5/15/24	100,000	103,340
Sanofi
1.250%, 4/10/18	250,000	249,598
4.000%, 3/29/21	75,000	79,557
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26	365,000	340,706
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	79,000	76,037
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	250,000	234,625
Valeant Pharmaceuticals International, Inc.
5.875%, 5/15/23§	2,100,000	1,582,875
6.125%, 4/15/25§	1,600,000	1,200,000
Zoetis, Inc. 3.250%, 2/1/23	150,000	148,981

		7,692,925

Total Health Care		32,698,888

Industrials (1.3%)
Aerospace & Defense (0.3%)
Bombardier, Inc. 7.500%, 3/15/25§	1,000,000	988,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
General Dynamics Corp. 3.875%, 7/15/21	$100,000	$106,075
Lockheed Martin Corp.
4.250%, 11/15/19	150,000	159,643
3.550%, 1/15/26	150,000	153,108
Northrop Grumman Corp. 3.500%, 3/15/21	100,000	103,587
Precision Castparts Corp. 2.500%, 1/15/23	75,000	73,732
Raytheon Co. 6.400%, 12/15/18	50,000	54,591
Textron, Inc. 4.300%, 3/1/24	100,000	103,637
TransDigm, Inc.
6.000%, 7/15/22	700,000	728,000
6.500%, 7/15/24	1,500,000	1,569,450
United Technologies Corp. 3.100%, 6/1/22	50,000	51,411

		4,091,234

Air Freight & Logistics (0.4%)
FedEx Corp.
2.300%, 2/1/20	85,000	85,105
2.625%, 8/1/22	50,000	49,513
United Parcel Service, Inc. 5.500%, 1/15/18	60,000	62,850
3.125%, 1/15/21	200,000	206,853
XPO Logistics, Inc. 6.500%, 6/15/22 (x)§	5,000,000	5,250,000

		5,654,321

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc. 4.625%, 3/15/24	100,000	98,772
Prime Security Services Borrower LLC 9.250%, 5/15/23§	300,000	327,000
Republic Services, Inc. 5.250%, 11/15/21	100,000	110,887

		536,659

Construction & Engineering (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	151,371

Electrical Equipment (0.1%)
Cortes NP Acquisition Corp. 9.250%, 10/15/24§	600,000	636,000
Eaton Corp. 2.750%, 11/2/22	150,000	148,130
Emerson Electric Co. 2.625%, 2/15/23	150,000	148,039

		932,169

Industrial Conglomerates (0.1%)
General Electric Co.
4.625%, 1/7/21	101,000	109,558
3.150%, 9/7/22	100,000	102,134
2.700%, 10/9/22	250,000	249,135
3.100%, 1/9/23	150,000	152,277
Koninklijke Philips NV 3.750%, 3/15/22	100,000	103,942
Pentair Finance SA 3.150%, 9/15/22	$150,000	$146,593
Roper Technologies, Inc. 3.125%, 11/15/22	100,000	99,227

		962,866

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	99,546
Deere & Co.
4.375%, 10/16/19	150,000	159,535
2.600%, 6/8/22	100,000	99,468
Flowserve Corp. 4.000%, 11/15/23	100,000	101,601
Illinois Tool Works, Inc. 3.500%, 3/1/24	150,000	155,187
Ingersoll-Rand Luxembourg Finance SA 2.625%, 5/1/20 (x)	250,000	250,022
Stanley Black & Decker, Inc. 2.900%, 11/1/22	100,000	100,538

		965,897

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	115,000	120,680
3.750%, 4/1/24	25,000	26,324
3.400%, 9/1/24	250,000	257,482
Canadian National Railway Co. 5.550%, 5/15/18	48,000	50,476
Norfolk Southern Corp. 5.900%, 6/15/19	40,000	43,495
Ryder System, Inc. 2.500%, 5/11/20	65,000	64,908
Union Pacific Corp.
5.700%, 8/15/18	100,000	106,480
3.250%, 8/15/25	150,000	152,415

		822,260

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.875%, 4/1/21 (x)	150,000	154,031
GATX Corp. 2.375%, 7/30/18	150,000	150,470
United Rentals North America, Inc. 5.750%, 11/15/24	1,500,000	1,575,000

		1,879,501

Total Industrials		15,996,278

Information Technology (1.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.450%, 1/15/20	250,000	267,727
3.625%, 3/4/24	150,000	156,868
Harris Corp. 2.700%, 4/27/20	150,000	149,450
Juniper Networks, Inc. 4.600%, 3/15/21	50,000	53,304
Motorola Solutions, Inc. 3.500%, 9/1/21	250,000	250,923

		878,272

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp. 2.550%, 1/30/19	$100,000	$101,138

Internet Software & Services (0.0%)
Alibaba Group Holding Ltd. 2.500%, 11/28/19	250,000	250,886
eBay, Inc.
2.200%, 8/1/19	150,000	149,406
3.250%, 10/15/20	50,000	51,059
2.600%, 7/15/22	100,000	96,942

		548,293

IT Services (0.6%)
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	55,000	53,112
Computer Sciences Corp. 4.450%, 9/15/22	100,000	103,323
Fidelity National Information Services, Inc.
3.500%, 4/15/23	100,000	100,767
5.000%, 10/15/25	200,000	217,961
First Data Corp.
7.000%, 12/1/23§	5,400,000	5,771,520
Fiserv, Inc. 4.750%, 6/15/21	100,000	107,585
International Business Machines Corp.
1.125%, 2/6/18	200,000	199,321
1.950%, 2/12/19 (x)	200,000	200,932
3.375%, 8/1/23	150,000	153,962
3.450%, 2/19/26	150,000	152,631
Mastercard, Inc. 3.375%, 4/1/24	50,000	51,489
Visa, Inc.
2.200%, 12/14/20	350,000	350,554
2.800%, 12/14/22	115,000	115,154
Xerox Corp.
2.750%, 9/1/20	80,000	78,446
4.500%, 5/15/21	150,000	155,950

		7,812,707

Semiconductors & Semiconductor Equipment (0.1%)
Applied Materials, Inc. 4.300%, 6/15/21	100,000	107,282
Intel Corp.
3.300%, 10/1/21	100,000	103,775
2.700%, 12/15/22	150,000	150,222
KLA-Tencor Corp.
3.375%, 11/1/19	250,000	255,134
4.125%, 11/1/21	135,000	140,682
Lam Research Corp. 3.800%, 3/15/25	60,000	59,974
QUALCOMM, Inc. 3.450%, 5/20/25	150,000	152,860
Texas Instruments, Inc. 1.750%, 5/1/20	150,000	148,599

		1,118,528

Software (0.4%)
Adobe Systems, Inc. 3.250%, 2/1/25	200,000	197,086
BMC Software Finance, Inc. 8.125%, 7/15/21§	2,500,000	2,353,125
CA, Inc. 2.875%, 8/15/18	$200,000	$202,679
Microsoft Corp.
1.000%, 5/1/18	200,000	199,262
4.000%, 2/8/21	150,000	160,837
2.375%, 2/12/22	145,000	144,423
2.650%, 11/3/22	110,000	110,054
2.000%, 8/8/23	135,000	128,980
2.400%, 8/8/26	250,000	236,009
Oracle Corp.
5.750%, 4/15/18	250,000	263,644
2.250%, 10/8/19	250,000	252,834
2.500%, 5/15/22	150,000	149,092
2.500%, 10/15/22	200,000	197,482
2.400%, 9/15/23	150,000	145,381

		4,740,888

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.
1.000%, 5/3/18	500,000	497,295
2.150%, 2/9/22	150,000	147,127
2.850%, 2/23/23	110,000	109,798
3.450%, 5/6/24	250,000	256,964
3.200%, 5/13/25	115,000	115,446
Diamond 1 Finance Corp.
4.420%, 6/15/21§	800,000	825,591
5.450%, 6/15/23§	1,800,000	1,907,814
6.020%, 6/15/26§	1,195,000	1,294,261
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	250,000	256,710
Seagate HDD Cayman 4.750%, 6/1/23	75,000	74,397
Western Digital Corp.
7.375%, 4/1/23§	1,000,000	1,100,000
10.500%, 4/1/24§	1,000,000	1,180,000

		7,765,403

Total Information Technology		22,965,229

Materials (1.0%)
Chemicals (0.1%)
Agrium, Inc.
3.150%, 10/1/22	50,000	49,920
3.375%, 3/15/25	150,000	145,477
Albemarle Corp. 4.150%, 12/1/24	200,000	205,059
Dow Chemical Co. (The)
8.550%, 5/15/19	150,000	171,501
3.000%, 11/15/22	150,000	149,833
Eastman Chemical Co.
2.700%, 1/15/20	250,000	250,781
3.600%, 8/15/22	100,000	102,594
EI du Pont de Nemours & Co. 6.000%, 7/15/18	250,000	265,174
Lubrizol Corp. 8.875%, 2/1/19	55,000	62,530
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	227,539
Monsanto Co. 2.750%, 7/15/21	60,000	59,503

		1,689,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Construction Materials (0.1%)
Cemex SAB de CV 7.250%, 1/15/21 (x)§	$1,000,000	$1,068,750

Containers & Packaging (0.4%)
Ardagh Packaging Finance plc
4.625%, 5/15/23§	1,500,000	1,487,812
7.250%, 5/15/24§	2,000,000	2,095,000
International Paper Co. 4.750%, 2/15/22	124,000	133,497
Reynolds Group Issuer, Inc. 5.125%, 7/15/23§	1,100,000	1,123,375

		4,839,684

Metals & Mining (0.4%)
Barrick Gold Corp. 4.100%, 5/1/23 (x)	48,000	49,200
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	160,000	175,097
3.850%, 9/30/23 (x)	250,000	265,119
FMG Resources August 2006 Pty. Ltd. 9.750%, 3/1/22§	4,000,000	4,645,000
Goldcorp, Inc. 2.125%, 3/15/18	100,000	99,762
Newmont Mining Corp. 3.500%, 3/15/22	100,000	100,920
Rio Tinto Finance USA Ltd. 9.000%, 5/1/19	100,000	115,287
Rio Tinto Finance USA plc 3.500%, 3/22/22	13,000	13,454
Vale Overseas Ltd. 4.375%, 1/11/22 (x)	150,000	147,531

		5,611,370

Total Materials		13,209,715

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
American Tower Corp. (REIT)
5.050%, 9/1/20	75,000	80,300
3.500%, 1/31/23	150,000	150,053
AvalonBay Communities, Inc. (REIT) 2.950%, 9/15/22	100,000	99,457
Boston Properties LP (REIT)
5.625%, 11/15/20	70,000	77,090
3.850%, 2/1/23	100,000	102,213
Corporate Office Properties LP (REIT) 5.250%, 2/15/24	150,000	156,740
Crown Castle International Corp. (REIT) 4.450%, 2/15/26	250,000	259,340
ERP Operating LP (REIT) 4.625%, 12/15/21	150,000	163,119
Essex Portfolio LP (REIT) 3.875%, 5/1/24	250,000	254,200
HCP, Inc. (REIT)
5.375%, 2/1/21	150,000	164,004
3.875%, 8/15/24	150,000	148,573
Liberty Property LP (REIT) 4.125%, 6/15/22	100,000	103,804
National Retail Properties, Inc. (REIT) 3.900%, 6/15/24	$250,000	$255,994
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23	150,000	147,909
Prologis LP (REIT) 3.350%, 2/1/21	100,000	103,051
Realty Income Corp. (REIT) 3.250%, 10/15/22	150,000	150,973
Senior Housing Properties Trust (REIT) 3.250%, 5/1/19	150,000	150,063
Simon Property Group LP (REIT)
5.650%, 2/1/20	300,000	327,755
3.500%, 9/1/25	150,000	151,916
Ventas Realty LP (REIT)
4.750%, 6/1/21	100,000	107,999
4.250%, 3/1/22	100,000	105,764
Welltower, Inc. (REIT) 4.000%, 6/1/25	150,000	153,334
WP Carey, Inc. (REIT) 4.250%, 10/1/26	100,000	97,031

Total Real Estate		3,510,682

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
5.500%, 2/1/18	525,000	545,173
3.000%, 2/15/22	100,000	98,561
3.800%, 3/15/22	100,000	102,102
3.000%, 6/30/22	75,000	73,446
4.450%, 4/1/24	150,000	156,830
3.950%, 1/15/25	100,000	100,373
3.400%, 5/15/25	250,000	241,013
British Telecommunications plc 5.950%, 1/15/18	100,000	104,172
CCO Holdings LLC 5.750%, 1/15/24	1,000,000	1,058,125
Frontier Communications Corp. 10.500%, 9/15/22	5,000,000	5,275,000
Intelsat Jackson Holdings SA 5.500%, 8/1/23	1,000,000	674,400
Qwest Corp. 6.750%, 12/1/21	100,000	108,875
Telefonica Emisiones SAU 4.570%, 4/27/23	150,000	157,379
Verizon Communications, Inc.
2.550%, 6/17/19	250,000	253,479
3.000%, 11/1/21	250,000	252,051
2.450%, 11/1/22	200,000	192,749
5.150%, 9/15/23	250,000	275,314
Virgin Media Secured Finance plc 5.500%, 1/15/25§	2,000,000	2,030,000
Wind Acquisition Finance SA 7.375%, 4/23/21§	1,000,000	1,042,500

		12,741,542

Wireless Telecommunication Services (1.5%)
America Movil SAB de CV 5.000%, 3/30/20	200,000	213,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Rogers Communications, Inc. 6.800%, 8/15/18	$100,000	$107,574
Sprint Communications, Inc.
9.000%, 11/15/18§	3,400,000	3,744,250
7.000%, 8/15/20	1,000,000	1,060,000
11.500%, 11/15/21	2,500,000	3,068,750
Sprint Corp. 7.875%, 9/15/23	4,700,000	5,005,500
T-Mobile USA, Inc. 6.633%, 4/28/21	5,000,000	5,219,000
Vodafone Group plc
5.450%, 6/10/19	200,000	214,462
2.950%, 2/19/23	150,000	145,461

		18,778,197

Total Telecommunication Services		31,519,739

Utilities (2.0%)
Electric Utilities (0.3%)
Arizona Public Service Co. 3.150%, 5/15/25	150,000	149,262
Commonwealth Edison Co.
3.400%, 9/1/21	100,000	103,799
2.550%, 6/15/26	150,000	142,451
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	150,000	146,901
DTE Electric Co. 3.450%, 10/1/20	100,000	104,144
Duke Energy Carolinas LLC 7.000%, 11/15/18	26,000	28,529
Duke Energy Corp.
2.100%, 6/15/18	250,000	251,222
5.050%, 9/15/19	165,000	177,358
Duke Energy Indiana LLC 3.750%, 7/15/20	100,000	104,658
Entergy Corp. 5.125%, 9/15/20	50,000	53,804
LG&E & KU Energy LLC 3.750%, 11/15/20	100,000	104,392
NextEra Energy Capital Holdings, Inc. 2.700%, 9/15/19	200,000	202,602
Northern States Power Co.
5.250%, 3/1/18	25,000	26,048
2.150%, 8/15/22	100,000	97,504
Oncor Electric Delivery Co. LLC 2.150%, 6/1/19	250,000	249,203
Pacific Gas & Electric Co.
3.500%, 10/1/20	100,000	103,445
3.750%, 2/15/24	100,000	104,723
PPL Capital Funding, Inc.
4.200%, 6/15/22	75,000	79,047
3.950%, 3/15/24	100,000	102,717
Progress Energy, Inc. 4.400%, 1/15/21	100,000	106,070
Public Service Electric & Gas Co. 3.050%, 11/15/24	150,000	150,371
Southern California Edison Co. 3.875%, 6/1/21	50,000	52,900
Southern Co. (The)
2.150%, 9/1/19	$150,000	$149,401
2.750%, 6/15/20	150,000	151,689
Southwestern Electric Power Co. 6.450%, 1/15/19	100,000	108,737
Virginia Electric & Power Co. 3.100%, 5/15/25	200,000	198,608
Wisconsin Electric Power Co. 2.950%, 9/15/21	50,000	50,691
Xcel Energy, Inc. 4.700%, 5/15/20	100,000	105,958

		3,406,234

Gas Utilities (0.2%)
Atmos Energy Corp. 8.500%, 3/15/19	70,000	79,450
Dominion Gas Holdings LLC 3.600%, 12/15/24	150,000	150,520
Sabine Pass Liquefaction LLC 5.750%, 5/15/24	2,000,000	2,145,000

		2,374,970

Independent Power and Renewable Electricity Producers (1.4%)
Calpine Corp.
5.375%, 1/15/23 (x)	3,000,000	2,932,500
5.750%, 1/15/25 (x)	6,000,000	5,790,000
Dynegy, Inc. 6.750%, 11/1/19	5,000,000	5,100,000
InterGen NV 7.000%, 6/30/23§	5,000,000	4,450,000

		18,272,500

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	70,000	73,539
2.000%, 11/15/18	60,000	60,197
3.750%, 11/15/23	250,000	261,618
Consolidated Edison Co. of New York, Inc. 5.850%, 4/1/18	175,000	183,861
Consumers Energy Co.
2.850%, 5/15/22	50,000	50,567
3.375%, 8/15/23	100,000	103,566
NiSource Finance Corp.
6.400%, 3/15/18	40,000	42,125
6.125%, 3/1/22	100,000	115,047
Puget Energy, Inc. 3.650%, 5/15/25	150,000	147,688
San Diego Gas & Electric Co. 3.600%, 9/1/23	150,000	157,015
Sempra Energy 3.550%, 6/15/24	250,000	251,613

		1,446,836

Total Utilities		25,500,540

Total Corporate Bonds		301,316,394

Foreign Government Securities (0.7%)
Export-Import Bank of Korea 4.000%, 1/14/24	250,000	260,787
Japan Bank for International Cooperation
1.750%, 5/29/19	300,000	298,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
2.750%, 1/21/26	$250,000	$246,391
Kreditanstalt fuer Wiederaufbau
1.000%, 6/11/18	250,000	248,797
1.125%, 8/6/18	750,000	748,708
4.875%, 6/17/19	250,000	269,267
1.500%, 4/20/20	250,000	248,263
2.750%, 9/8/20	150,000	155,207
1.625%, 3/15/21	250,000	245,423
1.500%, 6/15/21	500,000	487,860
2.625%, 1/25/22	300,000	305,613
2.125%, 1/17/23	250,000	247,192
Petroleos Mexicanos
4.250%, 1/15/25	100,000	91,940
6.875%, 8/4/26 (x)§	150,000	158,625
Province of British Columbia 2.000%, 10/23/22	200,000	195,037
Province of New Brunswick 2.750%, 6/15/18	50,000	50,809
Province of Ontario
2.000%, 9/27/18	250,000	251,831
2.450%, 6/29/22	150,000	149,307
Province of Quebec
2.750%, 8/25/21	200,000	203,484
2.625%, 2/13/23	200,000	199,637
2.875%, 10/16/24	100,000	100,179
Republic of Chile 3.125%, 1/21/26	200,000	197,750
Republic of Colombia
7.375%, 3/18/19	250,000	277,500
4.000%, 2/26/24 (x)	200,000	201,750
Republic of Hungary 6.375%, 3/29/21	500,000	557,945
Republic of Italy 6.875%, 9/27/23	100,000	117,092
Republic of Panama 4.000%, 9/22/24	200,000	203,250
Republic of Peru 7.125%, 3/30/19	260,000	288,925
Republic of Philippines
6.500%, 1/20/20	250,000	282,812
10.625%, 3/16/25	150,000	230,250
Republic of Poland
6.375%, 7/15/19	150,000	166,482
5.000%, 3/23/22	150,000	163,496
4.000%, 1/22/24	100,000	102,297
Republic of South Africa 5.500%, 3/9/20	150,000	158,813
United Mexican States
5.125%, 1/15/20	300,000	322,875
4.000%, 10/2/23	250,000	250,625

Total Foreign Government Securities		8,684,369

Loan Participations (1.9%)
Consumer Discretionary (0.8%)
Automobiles (0.1%)
Navistar, Inc. 6.500%, 8/15/17	752,526	761,745

Media (0.2%)
iHeartCommunications, Inc. Term Loan
7.520%, 1/30/19	2,539,722	2,059,290
8.106%, 7/30/19	$816,818	$667,748

		2,727,038

Multiline Retail (0.3%)
Belk, Inc. 5.750%, 12/10/22	4,962,500	4,267,750

Specialty Retail (0.2%)
Petco Animal Supplies Stores, Inc., Term Loan 5.000%, 1/26/23	1,985,000	1,997,958

Total Consumer Discretionary		9,754,491

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Chesapeake Energy Corp. 8.500%, 8/17/21	2,500,000	2,717,708

Total Energy		2,717,708

Financials (0.2%)
Diversified Financial Services (0.2%)
First Eagle Investment Management, LLC 4.998%, 11/30/22	1,980,000	1,997,325

Total Financials		1,997,325

Health Care (0.3%)
Pharmaceuticals (0.3%)
Vizient, Inc., Term Loan B 5.000%, 2/8/23	3,519,412	3,567,804

Total Health Care		3,567,804

Industrials (0.1%)
Electrical Equipment (0.1%)
Cortes NP Acquisition Corp. 6.000%, 9/30/23	1,200,000	1,208,000

Total Industrials		1,208,000

Information Technology (0.3%)
Technology Hardware, Storage & Peripherals (0.3%)
Western Digital Corp., Term Loan B 4.520%, 3/16/23	3,980,000	4,030,462

Total Information Technology		4,030,462

Total Loan Participations		23,275,790

Municipal Bonds (0.0%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.107%, 7/1/18	100,000	100,930
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/20	50,000	45,238
State of California Taxable Various Purpose, General Obligation Bonds, Series 2010 6.650%, 3/1/22	140,000	165,655

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
State of Illinois, General Obligation Bonds, Series 2011 5.877%, 3/1/19	$100,000	$106,011

Total Municipal Bonds		417,834

Supranational (0.5%)
Asian Development Bank
1.750%, 9/11/18	250,000	251,983
1.875%, 4/12/19	250,000	251,668
Council of Europe Development Bank 1.625%, 3/10/20	500,000	496,334
European Bank for Reconstruction & Development
1.000%, 6/15/18	250,000	248,687
1.625%, 11/15/18	150,000	150,467
European Investment Bank
1.000%, 6/15/18	250,000	248,426
1.125%, 8/15/18	500,000	497,809
1.625%, 12/18/18	150,000	150,211
1.750%, 6/17/19	500,000	500,443
1.625%, 3/16/20	500,000	496,565
4.000%, 2/16/21	200,000	214,452
2.125%, 4/13/26	500,000	474,990
Inter-American Development Bank
1.250%, 10/15/19	250,000	246,734
3.875%, 2/14/20	150,000	159,291
3.000%, 10/4/23	250,000	258,530
International Bank for Reconstruction & Development
1.000%, 6/15/18	500,000	497,349
1.875%, 3/15/19	250,000	251,816
1.625%, 3/9/21	250,000	245,806
2.250%, 6/24/21	500,000	503,108
2.125%, 2/13/23	200,000	197,370
International Finance Corp.
0.875%, 6/15/18	250,000	248,299
1.750%, 9/16/19	250,000	250,459

Total Supranational		6,840,797

U.S. Government Agency Securities (0.6%)
FHLB
1.125%, 6/21/19	2,000,000	1,988,244
5.375%, 8/15/24	300,000	361,353
FHLMC
4.875%, 6/13/18	409,000	431,072
1.125%, 8/12/21	758,000	729,645
2.375%, 1/13/22	1,850,000	1,879,544
FNMA
0.875%, 5/21/18	1,050,000	1,045,963
1.875%, 9/18/18	600,000	606,777
1.750%, 9/12/19	200,000	201,902
2.125%, 4/24/26	350,000	331,370

Total U.S. Government Agency Securities		7,575,870

U.S. Treasury Obligations (13.0%)
U.S. Treasury Bonds
8.125%, 8/15/19	1,704,000	1,998,289
8.500%, 2/15/20	592,000	717,708
7.625%, 2/15/25	$3,000,000	$4,181,338
6.000%, 2/15/26	500,000	646,382
U.S. Treasury Notes
0.750%, 2/28/18	2,250,000	2,244,144
2.750%, 2/28/18	2,100,000	2,142,246
0.750%, 3/31/18	500,000	498,537
0.875%, 3/31/18	4,500,000	4,494,221
2.875%, 3/31/18	1,600,000	1,637,180
0.625%, 4/30/18	2,000,000	1,990,097
2.625%, 4/30/18	1,800,000	1,837,846
1.000%, 5/31/18	2,000,000	1,999,141
0.750%, 8/31/18	3,000,000	2,981,499
1.000%, 9/15/18	600,000	598,658
0.875%, 10/15/18	3,200,000	3,184,641
1.250%, 11/30/18	1,600,000	1,602,016
1.375%, 11/30/18	200,000	200,711
1.250%, 12/15/18	100,000	100,098
1.250%, 12/31/18	4,300,000	4,303,761
1.375%, 12/31/18	2,500,000	2,507,837
1.500%, 12/31/18	2,290,000	2,303,060
1.250%, 1/31/19	650,000	650,260
1.375%, 2/28/19	500,000	501,304
1.500%, 2/28/19	1,500,000	1,508,086
1.625%, 3/31/19	1,000,000	1,007,812
1.250%, 4/30/19	2,200,000	2,198,195
1.625%, 4/30/19	800,000	806,180
3.125%, 5/15/19	900,000	938,004
1.125%, 5/31/19	1,000,000	995,732
1.500%, 5/31/19	4,500,000	4,520,259
1.000%, 6/30/19	1,300,000	1,289,729
1.625%, 6/30/19	500,000	503,721
0.875%, 7/31/19	500,000	494,180
1.625%, 7/31/19	1,000,000	1,006,875
1.000%, 8/31/19	2,500,000	2,476,367
1.625%, 8/31/19	700,000	704,758
1.250%, 10/31/19	200,000	199,131
1.000%, 11/15/19	1,750,000	1,728,843
3.375%, 11/15/19	1,065,000	1,123,419
1.000%, 11/30/19	1,100,000	1,086,615
1.500%, 11/30/19	3,000,000	3,005,567
1.125%, 12/31/19	1,500,000	1,485,176
1.625%, 12/31/19	1,000,000	1,004,834
3.625%, 2/15/20	995,000	1,058,577
1.375%, 2/29/20	800,000	796,062
1.375%, 3/31/20	1,500,000	1,491,943
1.375%, 4/30/20	800,000	794,758
3.500%, 5/15/20	3,450,000	3,666,164
1.375%, 5/31/20	450,000	447,117
1.625%, 6/30/20	400,000	400,133
1.625%, 7/31/20	800,000	799,406
2.000%, 7/31/20	500,000	506,382
2.625%, 8/15/20	1,825,000	1,886,594
1.375%, 8/31/20	250,000	247,358
1.375%, 9/30/20	1,500,000	1,482,773
2.000%, 9/30/20	1,100,000	1,112,354
1.375%, 10/31/20	1,700,000	1,678,883
1.625%, 11/30/20	1,800,000	1,792,670
2.000%, 11/30/20	1,000,000	1,010,205
1.750%, 12/31/20	3,500,000	3,498,701
3.625%, 2/15/21	850,000	912,214
2.000%, 2/28/21	2,000,000	2,015,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.125%, 5/15/21	$6,500,000	$6,847,153
1.375%, 5/31/21	2,000,000	1,960,488
1.125%, 6/30/21	1,300,000	1,258,308
2.125%, 6/30/21	800,000	808,422
2.250%, 7/31/21	2,480,400	2,519,035
2.125%, 8/15/21	1,550,000	1,564,516
1.125%, 9/30/21	1,500,000	1,446,856
2.125%, 9/30/21	1,000,000	1,008,740
1.250%, 10/31/21 (x)	700,000	678,802
2.000%, 11/15/21	3,000,000	3,007,764
1.750%, 11/30/21	2,000,000	1,985,215
1.875%, 11/30/21	2,000,000	1,994,355
1.500%, 1/31/22	600,000	586,412
2.000%, 2/15/22	400,000	400,602
1.750%, 3/31/22	2,500,000	2,466,870
1.750%, 4/30/22	1,000,000	986,231
1.750%, 5/15/22	1,300,000	1,281,008
2.125%, 6/30/22	1,000,000	1,003,428
2.000%, 7/31/22	1,100,000	1,095,918
1.750%, 9/30/22	1,500,000	1,471,450
2.000%, 11/30/22	1,000,000	993,438
1.750%, 1/31/23	200,000	195,436
1.500%, 3/31/23	700,000	672,820
1.750%, 5/15/23	2,000,000	1,948,125
1.625%, 5/31/23	1,000,000	966,250
2.500%, 8/15/23	500,000	508,940
1.375%, 8/31/23	500,000	473,838
1.375%, 9/30/23	1,000,000	947,188
2.750%, 11/15/23	650,000	671,474
2.125%, 11/30/23	500,000	496,836
2.750%, 2/15/24	450,000	464,897
2.500%, 5/15/24	2,750,000	2,791,895
2.375%, 8/15/24	2,500,000	2,512,134
2.250%, 11/15/24	2,300,000	2,286,254
2.000%, 2/15/25	3,790,000	3,689,328
2.000%, 8/15/25	3,500,000	3,390,933
2.250%, 11/15/25	1,800,000	1,777,236
1.625%, 2/15/26	3,800,000	3,550,810
1.625%, 5/15/26	400,000	373,004
1.500%, 8/15/26	2,450,000	2,253,713
2.000%, 11/15/26	1,000,000	962,344

Total U.S. Treasury Obligations		163,300,959

Total Long-Term Debt Securities (41.4%) (Cost $512,626,909)		521,517,366

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Corp. 0.000%*†	200,000	—

Total Consumer Discretionary		—

Financials (0.1%)
Capital Markets (0.1%)
Morgan Stanley 6.375% (l)(x)	16,804	432,367

Total Financials		432,367

Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC 0.000%*†	1,408	$119,677

Total Industrials		119,677

Total Preferred Stocks (0.1%) (Cost $2,378,319)		552,044

CONVERTIBLE PREFERRED STOCKS:
Financials (0.2%)
Banks (0.2%)
Wells Fargo & Co. 7.500%	2,500	2,975,000

Total Financials		2,975,000

Health Care (0.2%)
Pharmaceuticals (0.2%)
Allergan plc 5.500%	2,000	1,524,920
Teva Pharmaceutical Industries Ltd. 7.000%	2,000	1,290,000

Total Health Care		2,814,920

Industrials (0.0%)
Air Freight & Logistics (0.0%)
CEVA Holdings LLC 0.000%*†	31	8,564

Total Industrials		8,564

Real Estate (0.1%)
Equity Real Estate Investment Trusts (REITs) (0.1%)
FelCor Lodging Trust, Inc. (REIT) 1.950%	40,511	1,009,129

Total Real Estate		1,009,129

Utilities (0.4%)
Electric Utilities (0.2%)
NextEra Energy, Inc. 6.371% (x)	50,000	2,862,500

Multi-Utilities (0.2%)
Dominion Resources, Inc. 6.375%	37,100	1,857,226

Total Utilities		4,719,726

Total Convertible Preferred Stocks (0.9%) (Cost $9,743,313)		11,527,339

COMMON STOCKS:
Consumer Discretionary (4.2%)
Auto Components (0.0%)
BorgWarner, Inc.	2,244	88,503
Delphi Automotive plc	3,041	204,811
Goodyear Tire & Rubber Co. (The)	2,834	87,486

		380,800

Automobiles (1.5%)
Daimler AG (Registered)	50,000	3,722,170
Ford Motor Co.	640,788	7,772,759
General Motors Co.	204,060	7,109,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Harley-Davidson, Inc.	1,994	$116,330

		18,720,709

Distributors (0.0%)
Genuine Parts Co.	1,669	159,456
LKQ Corp.*	3,415	104,670

		264,126

Diversified Consumer Services (0.0%)
H&R Block, Inc.	2,524	58,027

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	4,781	248,899
Chipotle Mexican Grill, Inc. (x)*	326	123,006
Darden Restaurants, Inc.	1,419	103,190
Marriott International, Inc., Class A	3,674	303,766
McDonald’s Corp.	9,364	1,139,786
Royal Caribbean Cruises Ltd.	1,892	155,220
Starbucks Corp.	16,533	917,912
Wyndham Worldwide Corp.	1,256	95,921
Wynn Resorts Ltd.	896	77,513
Yum! Brands, Inc.	3,920	248,253

		3,413,466

Household Durables (0.1%)
D.R. Horton, Inc.	3,743	102,296
Garmin Ltd.	1,225	59,400
Harman International Industries, Inc.	768	85,371
Leggett & Platt, Inc.	1,442	70,485
Lennar Corp., Class A	2,074	89,037
Mohawk Industries, Inc.*	718	143,370
Newell Brands, Inc.	5,421	242,048
PulteGroup, Inc.	3,486	64,073
Whirlpool Corp.	841	152,868

		1,008,948

Internet & Direct Marketing Retail (0.4%)
Amazon.com, Inc.*	4,445	3,333,172
Expedia, Inc.	1,374	155,647
Netflix, Inc.*	4,816	596,221
Priceline Group, Inc. (The)*	557	816,595
TripAdvisor, Inc.*	1,295	60,049

		4,961,684

Leisure Products (0.0%)
Hasbro, Inc.	1,247	97,004
Mattel, Inc.	3,962	109,153

		206,157

Media (0.5%)
CBS Corp. (Non-Voting), Class B	4,418	281,073
Charter Communications, Inc., Class A*	2,447	704,540
Comcast Corp., Class A	26,871	1,855,443
Discovery Communications, Inc., Class A (x)*	4,295	116,099
Interpublic Group of Cos., Inc. (The)	4,442	103,987
News Corp., Class A	5,584	64,406
Omnicom Group, Inc.	2,674	227,584
Scripps Networks Interactive, Inc., Class A	1,080	$77,080
TEGNA, Inc.	2,497	53,411
Time Warner, Inc.	8,735	843,190
Twenty-First Century Fox, Inc., Class A	17,439	484,663
Viacom, Inc., Class B	3,915	137,416
Walt Disney Co. (The)	16,507	1,720,360

		6,669,252

Multiline Retail (0.9%)
Dollar General Corp.	2,914	215,840
Dollar Tree, Inc.*	2,698	208,232
Kohl’s Corp.	1,933	95,451
Macy’s, Inc.	3,463	124,010
Nordstrom, Inc. (x)	1,272	60,967
Target Corp.	135,233	9,767,880

		10,472,380

Specialty Retail (0.4%)
Advance Auto Parts, Inc.	829	140,200
AutoNation, Inc.*	679	33,033
AutoZone, Inc.*	324	255,892
Bed Bath & Beyond, Inc.	1,747	70,998
Best Buy Co., Inc.	3,116	132,960
CarMax, Inc. (x)*	2,161	139,147
Foot Locker, Inc.	1,585	112,361
Gap, Inc. (The)	2,463	55,270
Home Depot, Inc. (The)	13,734	1,841,455
L Brands, Inc.	2,701	177,834
Lowe’s Cos., Inc.	9,834	699,394
O’Reilly Automotive, Inc.*	1,062	295,671
Ross Stores, Inc.	4,418	289,821
Signet Jewelers Ltd. (x)	870	82,006
Staples, Inc.	7,378	66,771
Tiffany & Co. (x)	1,227	95,007
TJX Cos., Inc. (The)	7,339	551,379
Tractor Supply Co.	1,488	112,805
Ulta Salon Cosmetics & Fragrance, Inc.*	659	168,005
Urban Outfitters, Inc.*	960	27,341

		5,347,350

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	3,246	113,675
Hanesbrands, Inc.	4,199	90,572
Michael Kors Holdings Ltd.*	1,855	79,728
NIKE, Inc., Class B	15,167	770,939
PVH Corp.	908	81,938
Ralph Lauren Corp.	620	55,998
Under Armour, Inc., Class A (x)*	4,198	113,688
VF Corp.	3,731	199,049

		1,505,587

Total Consumer Discretionary		53,008,486

Consumer Staples (3.6%)
Beverages (2.1%)
Anheuser-Busch InBev SA/NV (ADR)	53,000	5,588,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Brown-Forman Corp., Class B	2,051	$92,131
Coca-Cola Co. (The)	238,252	9,877,928
Constellation Brands, Inc., Class A	1,986	304,474
Dr Pepper Snapple Group, Inc.	2,091	189,591
Molson Coors Brewing Co., Class B	2,052	199,680
Monster Beverage Corp.*	4,560	202,190
PepsiCo, Inc.	89,180	9,330,903

		25,785,217

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	4,950	792,545
CVS Health Corp.	11,978	945,184
Kroger Co. (The)	10,704	369,395
Sysco Corp.	5,733	317,436
Walgreens Boots Alliance, Inc.	9,613	795,572
Wal-Mart Stores, Inc.	17,035	1,177,459
Whole Foods Market, Inc.	3,567	109,721

		4,507,312

Food Products (0.3%)
Archer-Daniels-Midland Co.	6,556	299,281
Campbell Soup Co.	2,185	132,127
Conagra Brands, Inc.	4,687	185,371
General Mills, Inc.	6,772	418,307
Hershey Co. (The)	1,563	161,661
Hormel Foods Corp.	2,986	103,943
JM Smucker Co. (The)	1,304	166,990
Kellogg Co.	2,814	207,420
Kraft Heinz Co. (The)	6,679	583,210
McCormick & Co., Inc. (Non-Voting)	1,306	121,889
Mead Johnson Nutrition Co.	2,081	147,252
Mondelez International, Inc., Class A	17,537	777,415
Tyson Foods, Inc., Class A	3,368	207,738

		3,512,604

Household Products (0.3%)
Church & Dwight Co., Inc.	2,896	127,974
Clorox Co. (The)	1,445	173,429
Colgate-Palmolive Co.	10,014	655,316
Kimberly-Clark Corp.	4,028	459,676
Procter & Gamble Co. (The)	30,167	2,536,441

		3,952,836

Personal Products (0.0%)
Coty, Inc., Class A	5,302	97,079
Estee Lauder Cos., Inc. (The), Class A	2,477	189,466

		286,545

Tobacco (0.5%)
Altria Group, Inc.	22,027	1,489,466
Philip Morris International, Inc.	52,450	4,798,650
Reynolds American, Inc.	9,369	525,039

		6,813,155

Total Consumer Staples		44,857,669

Energy (6.0%)
Energy Equipment & Services (0.5%)
Baker Hughes, Inc.	4,757	$309,062
FMC Technologies, Inc.*	2,494	88,612
Halliburton Co.	9,661	522,564
Helmerich & Payne, Inc.	1,236	95,666
National Oilwell Varco, Inc.	4,262	159,569
Schlumberger Ltd.	41,643	3,495,930
Transocean Ltd. (x)*	3,918	57,751
Weatherford International plc*	250,000	1,247,500

		5,976,654

Oil, Gas & Consumable Fuels (5.5%)
Anadarko Petroleum Corp.	51,299	3,577,079
Apache Corp.	4,330	274,825
BP plc (ADR) (x)	200,000	7,476,000
Cabot Oil & Gas Corp.	5,200	121,472
Chesapeake Energy Corp. (x)*	7,616	53,464
Chevron Corp.	136,221	16,033,212
Cimarex Energy Co.	1,100	149,490
Concho Resources, Inc.*	1,598	211,895
ConocoPhillips	13,876	695,743
Devon Energy Corp.	5,846	266,987
EOG Resources, Inc.	6,495	656,644
EQT Corp.	1,927	126,026
Exxon Mobil Corp.	64,642	5,834,587
Hess Corp.	3,085	192,165
Kinder Morgan, Inc.	21,591	447,150
Marathon Oil Corp.	9,603	166,228
Marathon Petroleum Corp.	5,906	297,367
Murphy Oil Corp.	1,862	57,964
Newfield Exploration Co.*	2,188	88,614
Noble Energy, Inc.	4,786	182,155
Occidental Petroleum Corp.	80,572	5,739,144
ONEOK, Inc.	2,452	140,769
Phillips 66	4,997	431,791
Pioneer Natural Resources Co.	1,907	343,393
Range Resources Corp.	2,113	72,603
Royal Dutch Shell plc (ADR), Class A	322,300	17,526,674
Southwestern Energy Co.*	5,549	60,040
Spectra Energy Corp.	7,882	323,871
Tesoro Corp.	1,325	115,871
TOTAL SA (ADR)	140,000	7,135,800
Valero Energy Corp.	5,137	350,960
W&T Offshore, Inc. (x)*	263,810	730,754
Williams Cos., Inc. (The)	7,658	238,470

		70,119,207

Total Energy		76,095,861

Financials (5.3%)
Banks (3.3%)
Bank of America Corp.	348,927	7,711,287
BB&T Corp.	9,206	432,866
Citigroup, Inc.	32,140	1,910,080
Citizens Financial Group, Inc.	5,795	206,476
Comerica, Inc.	2,014	137,173
Fifth Third Bancorp	8,433	227,438
Huntington Bancshares, Inc.	12,155	160,689
JPMorgan Chase & Co.	132,352	11,420,654
KeyCorp	12,129	221,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
M&T Bank Corp.	1,776	$277,820
People’s United Financial, Inc.	3,554	68,805
PNC Financial Services Group, Inc. (The)‡	5,523	645,970
Regions Financial Corp.	13,724	197,077
SunTrust Banks, Inc.	5,629	308,751
U.S. Bancorp	123,079	6,322,568
Wells Fargo & Co.	206,836	11,398,732
Zions Bancorp	2,341	100,757

		41,748,740

Capital Markets (0.6%)
Affiliated Managers Group, Inc.*	609	88,488
Ameriprise Financial, Inc.	1,812	201,023
Bank of New York Mellon Corp. (The)	12,005	568,797
BlackRock, Inc.‡	1,373	522,481
Charles Schwab Corp. (The)	13,613	537,305
CME Group, Inc.	3,835	442,367
E*TRADE Financial Corp.*	3,073	106,479
Franklin Resources, Inc.	3,951	156,381
Goldman Sachs Group, Inc. (The)	4,169	998,267
Intercontinental Exchange, Inc.	6,750	380,835
Invesco Ltd.	4,505	136,682
Moody’s Corp.	1,890	178,170
Morgan Stanley	52,258	2,207,901
Nasdaq, Inc.	1,263	84,773
Northern Trust Corp.	2,402	213,898
S&P Global, Inc.	2,961	318,426
State Street Corp.	4,120	320,206
T. Rowe Price Group, Inc.	2,768	208,320

		7,670,799

Consumer Finance (0.2%)
American Express Co.	8,727	646,496
Capital One Financial Corp.	5,438	474,411
Discover Financial Services	4,515	325,487
Navient Corp.	3,347	54,991
Synchrony Financial	8,910	323,166

		1,824,551

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	21,346	3,478,971
Leucadia National Corp.	3,540	82,305

		3,561,276

Insurance (0.9%)
Aflac, Inc.	4,634	322,526
Allstate Corp. (The)	4,130	306,116
American International Group, Inc.	11,001	718,475
Aon plc	2,974	331,690
Arthur J. Gallagher & Co.	1,975	102,621
Assurant, Inc.	690	64,073
Chubb Ltd.	5,254	694,158
Cincinnati Financial Corp.	1,724	130,593
Hartford Financial Services Group, Inc. (The)	4,278	203,847
Lincoln National Corp.	2,573	170,513
Loews Corp.	3,118	$146,016
Marsh & McLennan Cos., Inc.	5,816	393,103
MetLife, Inc.	115,077	6,201,500
Principal Financial Group, Inc.	2,992	173,117
Progressive Corp. (The)	6,521	231,495
Prudential Financial, Inc.	4,898	509,686
Torchmark Corp.	1,222	90,135
Travelers Cos., Inc. (The)	3,237	396,274
Unum Group	2,635	115,756
Willis Towers Watson plc	1,458	178,284
XL Group Ltd.	3,001	111,817

		11,591,795

Total Financials		66,397,161

Health Care (5.4%)
Biotechnology (0.5%)
AbbVie, Inc.	18,312	1,146,698
Alexion Pharmaceuticals, Inc.*	2,514	307,588
Amgen, Inc.	8,418	1,230,796
Biogen, Inc.*	2,477	702,428
Celgene Corp.*	8,740	1,011,655
Gilead Sciences, Inc.	14,830	1,061,976
Regeneron Pharmaceuticals, Inc.*	849	311,659
Vertex Pharmaceuticals, Inc.*	2,790	205,539

		5,978,339

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	16,592	637,299
Baxter International, Inc.	5,506	244,136
Becton Dickinson and Co.	2,387	395,168
Boston Scientific Corp.*	15,211	329,014
C.R. Bard, Inc.	821	184,446
Cooper Cos., Inc. (The)	548	95,862
Danaher Corp.	6,834	531,959
DENTSPLY SIRONA, Inc.	2,614	150,906
Edwards Lifesciences Corp.*	2,414	226,192
Hologic, Inc.*	3,119	125,134
Intuitive Surgical, Inc.*	437	277,132
Medtronic plc	51,039	3,635,508
St. Jude Medical, Inc.	3,245	260,216
Stryker Corp.	3,472	415,980
Varian Medical Systems, Inc.*	1,057	94,897
Zimmer Biomet Holdings, Inc.	2,283	235,606

		7,839,455

Health Care Providers & Services (0.5%)
Aetna, Inc.	3,901	483,763
AmerisourceBergen Corp.	1,994	155,911
Anthem, Inc.	2,950	424,121
Cardinal Health, Inc.	3,583	257,868
Centene Corp.*	1,923	108,669
Cigna Corp.	2,883	384,563
DaVita, Inc.*	1,909	122,558
Envision Healthcare Corp.*	1,318	83,416
Express Scripts Holding Co.*	6,952	478,228
HCA Holdings, Inc.*	3,282	242,934
Henry Schein, Inc.*	915	138,815
Humana, Inc.	1,675	341,750
Laboratory Corp. of America Holdings*	1,135	145,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
McKesson Corp.	2,559	$359,412
Patterson Cos., Inc. (x)	921	37,789
Quest Diagnostics, Inc.	1,563	143,640
UnitedHealth Group, Inc.	10,713	1,714,508
Universal Health Services, Inc., Class B	1,003	106,699

		5,730,355

Health Care Technology (0.0%)
Cerner Corp.*	3,377	159,969

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	3,648	166,203
Illumina, Inc.*	1,641	210,114
Mettler-Toledo International, Inc.*	300	125,568
PerkinElmer, Inc.	1,248	65,083
Thermo Fisher Scientific, Inc.	4,422	623,944
Waters Corp.*	898	120,682

		1,311,594

Pharmaceuticals (3.7%)
Allergan plc*	4,217	885,612
AstraZeneca plc	114,000	6,234,403
Bristol-Myers Squibb Co.	18,812	1,099,373
Eli Lilly & Co.	103,541	7,615,441
Endo International plc*	2,083	34,307
Johnson & Johnson	30,672	3,533,721
Mallinckrodt plc*	1,217	60,631
Merck & Co., Inc.	31,134	1,832,859
Mylan NV*	5,172	197,312
Perrigo Co. plc	1,600	133,168
Pfizer, Inc.	393,191	12,770,844
Roche Holding AG	25,000	5,710,498
Sanofi (ADR)	163,500	6,611,940
Zoetis, Inc.	5,563	297,787

		47,017,896

Total Health Care		68,037,608

Industrials (4.8%)
Aerospace & Defense (1.0%)
Arconic, Inc.	4,934	91,476
Boeing Co. (The)	6,471	1,007,405
General Dynamics Corp.	3,220	555,965
L-3 Communications Holdings, Inc.	869	132,184
Lockheed Martin Corp.	2,840	709,830
Northrop Grumman Corp.	1,990	462,834
Raytheon Co.	3,291	467,322
Rockwell Collins, Inc.	1,445	134,038
Textron, Inc.	3,007	146,020
TransDigm Group, Inc.	563	140,165
United Technologies Corp.	78,634	8,619,859

		12,467,098

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	1,598	117,070
CEVA Holdings LLC*†	1,065	203,654
Expeditors International of Washington, Inc.	1,961	103,855
FedEx Corp.	2,746	511,305
United Parcel Service, Inc., Class B	7,798	$893,963

		1,829,847

Airlines (0.1%)
Alaska Air Group, Inc.	1,392	123,512
American Airlines Group, Inc.	5,936	277,152
Delta Air Lines, Inc.	8,416	413,983
Southwest Airlines Co.	6,953	346,538
United Continental Holdings, Inc.*	3,299	240,431

		1,401,616

Building Products (0.1%)
Allegion plc	1,099	70,336
Fortune Brands Home & Security, Inc.	1,718	91,844
Johnson Controls International plc	10,570	435,378
Masco Corp.	3,727	117,848

		715,406

Commercial Services & Supplies (0.4%)
Cintas Corp.	957	110,591
Pitney Bowes, Inc.	2,031	30,851
Republic Services, Inc.	82,630	4,714,042
Stericycle, Inc.*	937	72,186
Waste Management, Inc.	4,526	320,939

		5,248,609

Construction & Engineering (0.0%)
Fluor Corp.	1,582	83,087
Jacobs Engineering Group, Inc.*	1,349	76,893
Quanta Services, Inc.*	1,684	58,687

		218,667

Electrical Equipment (0.1%)
Acuity Brands, Inc.	488	112,660
AMETEK, Inc.	2,629	127,769
Eaton Corp. plc	5,121	343,568
Emerson Electric Co.	7,299	406,919
Rockwell Automation, Inc.	1,467	197,165

		1,188,081

Industrial Conglomerates (1.6%)
3M Co.	6,798	1,213,919
General Electric Co.	570,788	18,036,901
Honeywell International, Inc.	8,543	989,706
Roper Technologies, Inc.	1,163	212,922

		20,453,448

Machinery (0.7%)
Caterpillar, Inc.	6,547	607,169
Cummins, Inc.	1,722	235,346
Deere & Co.	63,252	6,517,486
Dover Corp.	1,752	131,277
Flowserve Corp.	1,461	70,201
Fortive Corp.	3,360	180,197
Illinois Tool Works, Inc.	3,565	436,570
Ingersoll-Rand plc	2,964	222,418
PACCAR, Inc.	3,921	250,552
Parker-Hannifin Corp.	1,508	211,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Pentair plc	1,874	$105,075
Snap-on, Inc.	643	110,127
Stanley Black & Decker, Inc.	1,700	194,973
Xylem, Inc.	2,016	99,832

		9,372,343

Professional Services (0.1%)
Dun & Bradstreet Corp. (The)	414	50,226
Equifax, Inc.	1,342	158,665
Nielsen Holdings plc	3,778	158,487
Robert Half International, Inc.	1,501	73,219
Verisk Analytics, Inc.*	1,745	141,642

		582,239

Road & Rail (0.5%)
CSX Corp.	10,531	378,379
JB Hunt Transport Services, Inc.	981	95,226
Kansas City Southern	1,198	101,650
Norfolk Southern Corp.	3,259	352,200
Ryder System, Inc.	612	45,557
Union Pacific Corp.	49,365	5,118,163

		6,091,175

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,200	150,336
United Rentals, Inc.*	974	102,835
WW Grainger, Inc.	634	147,246

		400,417

Total Industrials		59,968,946

Information Technology (6.4%)
Communications Equipment (0.2%)
Cisco Systems, Inc.	56,549	1,708,911
F5 Networks, Inc.*	752	108,829
Harris Corp.	1,378	141,204
Juniper Networks, Inc.	4,304	121,631
Motorola Solutions, Inc.	1,875	155,419

		2,235,994

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	3,438	231,034
Corning, Inc.	10,694	259,543
FLIR Systems, Inc.	1,608	58,194
TE Connectivity Ltd.	4,016	278,228

		826,999

Internet Software & Services (0.7%)
Akamai Technologies, Inc.*	1,931	128,759
Alphabet, Inc., Class A*	3,337	2,644,406
Alphabet, Inc., Class C*	3,345	2,581,738
eBay, Inc.*	11,858	352,064
Facebook, Inc., Class A*	26,373	3,034,214
VeriSign, Inc. (x)*	1,056	80,330
Yahoo!, Inc.*	9,817	379,623

		9,201,134

IT Services (0.6%)
Accenture plc, Class A	7,033	823,775
Alliance Data Systems Corp.	657	150,124
Automatic Data Processing, Inc.	5,177	532,092
Cognizant Technology Solutions Corp., Class A*	6,797	380,836
CSRA, Inc.	1,586	50,498
Fidelity National Information Services, Inc.	3,684	$278,658
Fiserv, Inc.*	2,488	264,425
Global Payments, Inc.	1,719	119,316
International Business Machines Corp.	9,779	1,623,216
Mastercard, Inc., Class A	10,786	1,113,655
Paychex, Inc.	3,678	223,917
PayPal Holdings, Inc.*	12,614	497,875
Teradata Corp.*	1,419	38,554
Total System Services, Inc.	1,871	91,735
Visa, Inc., Class A	21,056	1,642,789
Western Union Co. (The)	5,560	120,763
Xerox Corp.	9,569	83,537

		8,035,765

Semiconductors & Semiconductor Equipment (2.0%)
Analog Devices, Inc.	58,460	4,245,365
Applied Materials, Inc.	12,211	394,049
Broadcom Ltd.	4,446	785,919
First Solar, Inc. (x)*	868	27,854
Intel Corp.	253,168	9,182,403
KLA-Tencor Corp.	1,813	142,647
Lam Research Corp.	1,789	189,151
Linear Technology Corp.	2,692	167,846
Microchip Technology, Inc. (x)	2,477	158,900
Micron Technology, Inc.*	11,531	252,760
NVIDIA Corp.	6,015	642,041
Qorvo, Inc.*	1,431	75,457
QUALCOMM, Inc.	69,567	4,535,768
Skyworks Solutions, Inc.	2,049	152,978
Texas Instruments, Inc.	56,276	4,106,460
Xilinx, Inc.	2,837	171,270

		25,230,868

Software (1.9%)
Activision Blizzard, Inc.	7,667	276,855
Adobe Systems, Inc.*	5,610	577,550
Autodesk, Inc.*	2,195	162,452
CA, Inc.	3,549	112,752
Citrix Systems, Inc.*	1,743	155,667
Electronic Arts, Inc.*	3,387	266,760
Intuit, Inc.	2,756	315,865
Microsoft Corp.	310,136	19,271,851
Oracle Corp.	33,829	1,300,725
Red Hat, Inc.*	2,022	140,933
salesforce.com, Inc.*	7,238	495,514
Symantec Corp.	7,058	168,616

		23,245,540

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	90,162	10,442,563
Hewlett Packard Enterprise Co.	18,642	431,376
HP, Inc.	19,267	285,922
NetApp, Inc.	3,104	109,478
Seagate Technology plc (x)	3,464	132,221
Western Digital Corp.	3,250	220,837

		11,622,397

Total Information Technology		80,398,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Materials (3.1%)
Chemicals (2.3%)
Air Products & Chemicals, Inc.	2,435	$350,202
Albemarle Corp.	1,258	108,289
BASF SE	82,000	7,622,681
CF Industries Holdings, Inc.	2,672	84,115
Dow Chemical Co. (The)	259,498	14,848,476
Eastman Chemical Co.	1,674	125,901
Ecolab, Inc.	2,920	342,282
EI du Pont de Nemours & Co.	9,880	725,192
FMC Corp.	1,532	86,650
International Flavors & Fragrances, Inc.	902	106,283
LyondellBasell Industries NV, Class A	3,813	327,079
Monsanto Co.	4,939	519,632
Mosaic Co. (The)	96,081	2,818,056
PPG Industries, Inc.	2,977	282,100
Praxair, Inc.	3,211	376,297
Sherwin-Williams Co. (The)	902	242,403

		28,965,638

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	705	156,179
Vulcan Materials Co.	1,503	188,100

		344,279

Containers & Packaging (0.1%)
Avery Dennison Corp.	1,014	71,203
Ball Corp.	1,949	146,311
International Paper Co.	4,588	243,439
Sealed Air Corp.	2,181	98,887
WestRock Co.	2,796	141,953

		701,793

Metals & Mining (0.7%)
Freeport-McMoRan, Inc.*	13,358	176,192
Newmont Mining Corp.	5,976	203,602
Nucor Corp.	3,538	210,582
Rio Tinto plc (ADR) (x)	222,000	8,538,120

		9,128,496

Total Materials		39,140,206

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	4,767	503,777
Apartment Investment & Management Co., Class A (REIT)	1,792	81,446
AvalonBay Communities, Inc. (REIT)	1,566	277,417
Boston Properties, Inc. (REIT)	1,714	215,587
Crown Castle International Corp. (REIT)	4,053	351,679
Digital Realty Trust, Inc. (REIT)	1,791	175,984
Equinix, Inc. (REIT)	799	285,571
Equity Residential (REIT)	4,075	262,267
Essex Property Trust, Inc. (REIT)	727	169,027
Extra Space Storage, Inc. (REIT)	1,396	107,827
Federal Realty Investment Trust (REIT)	805	$114,398
General Growth Properties, Inc. (REIT)	6,493	162,195
HCP, Inc. (REIT)	5,363	159,388
Host Hotels & Resorts, Inc. (REIT)	8,227	154,997
Iron Mountain, Inc. (REIT)	2,863	92,990
Kimco Realty Corp. (REIT)	4,710	118,504
Macerich Co. (The) (REIT)	1,336	94,642
Mid-America Apartment Communities, Inc. (REIT)	1,275	124,848
Prologis, Inc. (REIT)	5,978	315,579
Public Storage (REIT)	1,676	374,586
Realty Income Corp. (REIT)	2,900	166,692
Simon Property Group, Inc. (REIT)	3,534	627,886
SL Green Realty Corp. (REIT)	1,142	122,822
UDR, Inc. (REIT)	2,981	108,747
Ventas, Inc. (REIT)	3,949	246,891
Vornado Realty Trust (REIT)	1,905	198,825
Welltower, Inc. (REIT)	4,016	268,791
Weyerhaeuser Co. (REIT)	8,396	252,636

		6,135,999

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	3,323	104,641

Total Real Estate		6,240,640

Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	69,166	2,941,630
BCE, Inc.	50,000	2,161,025
CenturyLink, Inc. (x)	6,069	144,321
Frontier Communications Corp. (x)	13,393	45,268
Level 3 Communications, Inc.*	3,354	189,031
Telstra Corp. Ltd.	800,000	2,944,332
Verizon Communications, Inc.	158,831	8,478,399

		16,904,006

Total Telecommunication Services		16,904,006

Utilities (3.0%)
Electric Utilities (1.9%)
Alliant Energy Corp.	2,545	96,430
American Electric Power Co., Inc.	5,578	351,191
Duke Energy Corp.	68,719	5,333,969
Edison International	3,636	261,756
Entergy Corp.	2,062	151,495
Eversource Energy	3,540	195,514
Exelon Corp.	10,453	370,977
FirstEnergy Corp.	4,728	146,426
NextEra Energy, Inc.	18,751	2,239,994
PG&E Corp.	108,865	6,615,726
Pinnacle West Capital Corp.	1,271	99,176
PPL Corp.	52,615	1,791,541
Southern Co. (The)	71,004	3,492,687
Xcel Energy, Inc.	65,664	2,672,525

		23,819,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	7,287	$84,675
NRG Energy, Inc.	3,591	44,025

		128,700

Multi-Utilities (1.1%)
Ameren Corp.	2,733	143,373
CenterPoint Energy, Inc.	4,933	121,549
CMS Energy Corp.	3,135	130,479
Consolidated Edison, Inc.	3,409	251,175
Dominion Resources, Inc.	92,037	7,049,114
DTE Energy Co.	2,058	202,733
NiSource, Inc.	3,644	80,678
Public Service Enterprise Group, Inc.	45,651	2,003,166
SCANA Corp.	1,549	113,511
Sempra Energy	35,809	3,603,818
WEC Energy Group, Inc.	3,523	206,624

		13,906,220

Water Utilities (0.0%)
American Water Works Co., Inc.	1,983	143,490

Total Utilities		37,997,817

Total Common Stocks (43.6%) (Cost $377,639,771)		549,047,097

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $2,040,002. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $500,038, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $510,000. (xx)	500,000	500,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $1,400,110, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $1,428,000. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $5,700,665, collateralized by various Common Stocks; total market value $6,335,864. (xx)	$5,700,000	$5,700,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $8,000,933, collateralized by various Common Stocks; total market value $8,892,440. (xx)	8,000,000	8,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $1,200,127, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $1,224,004. (xx)	1,200,000	1,200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,392,231, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,439,941. (xx)	2,392,098	2,392,098
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $1,600,135, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,632,827. (xx)	1,600,000	1,600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $2,100,133, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,143,085. (xx)	2,100,000	2,100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,900,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,938,982. (xx)	$1,900,000	$1,900,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $1,000,125, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $1,020,106. (xx)	1,000,000	1,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $5,000,333, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $5,100,340. (xx)	5,000,000	5,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,500,125, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,550,000. (xx)	2,500,000	2,500,000

Total Repurchase Agreements		38,292,098

Total Short-Term Investments (3.0%) (Cost $38,292,098)		38,292,098

Total Investments (89.0%) (Cost $940,680,410)		1,120,935,944
Other Assets Less Liabilities (11.0%)		139,095,283

Net Assets (100%)		$1,260,031,227

*	Non-income producing.
†	Securities (totaling $331,895 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $94,878,276 or 7.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $5,100,000 or 0.4% of net assets.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $37,219,702. This was secured by cash collateral of $38,292,098 which was subsequently invested in joint repurchase agreements with a total value of $38,292,098, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

Glossary:

ADR	— American Depositary Receipt
AGM	— Insured by Assured Guaranty Municipal Corp.
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
PIK	— Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc	$493,754	$4,453	$21,823	$522,481	$12,918	$9,673
PNC Financial Services Group, Inc. (The)	554,895	—	12,971	645,970	11,934	12,253

	$1,048,649	$4,453	$34,794	$1,168,451	$24,852	$21,926

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	985	March-17	$109,582,045	$110,132,850	$550,805

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$169,412	$—	$169,412
Common Stocks
Consumer Discretionary	49,286,316	3,722,170	—	53,008,486
Consumer Staples	44,857,669	—	—	44,857,669
Energy	76,095,861	—	—	76,095,861
Financials	66,397,161	—	—	66,397,161
Health Care	56,092,707	11,944,901	—	68,037,608
Industrials	59,765,292	—	203,654	59,968,946
Information Technology	80,398,697	—	—	80,398,697
Materials	31,517,525	7,622,681	—	39,140,206
Real Estate	6,240,640	—	—	6,240,640
Telecommunication Services	13,959,674	2,944,332	—	16,904,006
Utilities	37,997,817	—	—	37,997,817
Convertible Bonds
Energy	—	4,193,735	—	4,193,735
Health Care	—	5,742,206	—	5,742,206
Convertible Preferred Stocks
Financials	2,975,000	—	—	2,975,000
Health Care	2,814,920	—	—	2,814,920
Industrials	—	—	8,564	8,564
Real Estate	1,009,129	—	—	1,009,129
Utilities	4,719,726	—	—	4,719,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Corporate Bonds
Consumer Discretionary	$—	$42,287,946	$—		$42,287,946
Consumer Staples	—	9,531,912	—		9,531,912
Energy	—	40,792,648	—		40,792,648
Financials	—	63,302,817	—		63,302,817
Health Care	—	32,698,888	—		32,698,888
Industrials	—	15,996,278	—		15,996,278
Information Technology	—	22,965,229	—		22,965,229
Materials	—	13,209,715	—		13,209,715
Real Estate	—	3,510,682	—		3,510,682
Telecommunication Services	—	31,519,739	—		31,519,739
Utilities	—	25,500,540	—		25,500,540
Foreign Government Securities	—	8,684,369	—		8,684,369
Futures	550,805	—	—		550,805
Loan Participations
Consumer Discretionary	—	9,754,491	—		9,754,491
Energy	—	2,717,708	—		2,717,708
Financials	—	1,997,325	—		1,997,325
Health Care	—	3,567,804	—		3,567,804
Industrials	—	1,208,000	—		1,208,000
Information Technology	—	4,030,462	—		4,030,462
Municipal Bonds	—	417,834	—		417,834
Preferred Stocks
Consumer Discretionary	—	—	—	(a)	—	(a)
Financials	432,367	—	—		432,367
Industrials	—	—	119,677		119,677
Short-Term Investments
Repurchase Agreements	—	38,292,098	—		38,292,098
Supranational	—	6,840,797	—		6,840,797
U.S. Government Agency Securities	—	7,575,870	—		7,575,870
U.S. Treasury Obligations	—	163,300,959	—		163,300,959

Total Assets	$535,111,306	$586,043,548	$331,895		$1,121,486,749

Total Liabilities	$—	$—	$—		$—

Total	$535,111,306	$586,043,548	$331,895		$1,121,486,749

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$550,805	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$9,315,608

Total	$9,315,608

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,465,171

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $108,636,000 during the year ended December 31, 2016.
Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$197,090,940
Long-term U.S. government debt securities	61,739,833

$258,830,773

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$288,488,011
Long-term U.S. government debt securities	73,767,767

$362,255,778

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,376,968
Aggregate gross unrealized depreciation	(25,652,423)

Net unrealized appreciation	$179,724,545

Federal income tax cost of investments	$941,211,399

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $503,223)	$1,168,451
Unaffiliated Issuers (Cost $901,885,089)	1,081,475,395
Repurchase Agreements (Cost $38,292,098)	38,292,098
Cash	167,267,783
Cash held as collateral at broker	4,679,400
Receivable for securities sold	8,093,775
Dividends, interest and other receivables	6,346,839
Receivable from Separate Accounts for Trust shares sold	596,360
Securities lending income receivable	38,273
Other assets	4,203

Total assets	1,307,962,577

LIABILITIES
Payable for return of collateral on securities loaned	38,292,098
Payable for securities purchased	7,748,096
Investment management fees payable	680,825
Due to broker for futures variation margin	443,329
Payable to Separate Accounts for Trust shares redeemed	288,638
Distribution fees payable – Class IB	181,212
Administrative fees payable	133,016
Trustees’ fees payable	2,355
Distribution fees payable – Class IA	884
Accrued expenses	160,897

Total liabilities	47,931,350

NET ASSETS	$1,260,031,227

Net assets were comprised of:
Paid in capital	$1,192,911,551
Accumulated undistributed net investment income (loss)	188,994
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(113,868,855)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	180,799,537

Net assets	$1,260,031,227

Class IA
Net asset value, offering and redemption price per share, $4,352,533 / 412,185 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

Class IB
Net asset value, offering and redemption price per share, $858,742,050 / 81,304,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

Class K
Net asset value, offering and redemption price per share, $396,936,644 / 37,603,791 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

(x)	Includes value of securities on loan of $37,219,702.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$25,588,570
Dividends ($24,852 of dividend income received from affiliates) (net of $136,841 foreign withholding tax)	17,522,002
Securities lending (net)	377,801

Total income	43,488,373

EXPENSES
Investment management fees	7,872,618
Distribution fees – Class IB	2,059,395
Administrative fees	1,541,089
Professional fees	102,098
Printing and mailing expenses	81,651
Custodian fees	77,000
Trustees’ fees	28,203
Distribution fees – Class IA	9,412
Miscellaneous	75,263

Gross expenses	11,846,729
Less: Waiver from investment manager	(81,452)

Net expenses	11,765,277

NET INVESTMENT INCOME (LOSS)	31,723,096

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($21,926 of realized gain (loss) from affiliates)	31,262,454
Futures	9,315,608
Foreign currency transactions	(585,661)

Net realized gain (loss)	39,992,401

Change in unrealized appreciation (depreciation) on:
Investments ($150,143 of change in unrealized appreciation (depreciation) from affiliates)	47,729,613
Futures	1,465,171
Foreign currency translations	635,413

Net change in unrealized appreciation (depreciation)	49,830,197

NET REALIZED AND UNREALIZED GAIN (LOSS)	89,822,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,545,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,723,096	$32,731,093
Net realized gain (loss) on investments, futures and foreign currency transactions	39,992,401	(57,736,926)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	49,830,197	(15,302,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,545,694	(40,307,869)

DIVIDENDS:
Dividends from net investment income
Class IA	(102,042)	(89,962)
Class IB	(20,871,154)	(20,424,319)
Class K	(10,657,211)	(11,671,215)

TOTAL DIVIDENDS:	(31,630,407)	(32,185,496)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 115,711 and 85,090 shares, respectively ]	1,198,799	881,181
Capital shares issued in reinvestment of dividends [ 9,666 and 9,302 shares, respectively ]	102,042	89,962
Capital shares repurchased [ (86,355) and (98,099) shares, respectively ]	(868,858)	(1,015,520)

Total Class IA transactions	431,983	(44,377)

Class IB
Capital shares sold [ 6,788,314 and 8,255,773 shares, respectively ]	70,398,944	85,794,388
Capital shares issued in reinvestment of dividends [ 1,976,551 and 2,111,277 shares, respectively ]	20,871,154	20,424,319
Capital shares repurchased [ (12,459,669) and (19,057,612) shares, respectively ]	(125,792,434)	(196,351,642)

Total Class IB transactions	(34,522,336)	(90,132,935)

Class K
Capital shares sold [ 76,220 and 1,331,743 shares, respectively ]	767,502	13,956,531
Capital shares issued in reinvestment of dividends [ 1,009,965 and 1,207,203 shares, respectively ]	10,657,211	11,671,215
Capital shares repurchased [ (7,559,428) and (4,896,788) shares, respectively ]	(75,767,403)	(50,395,934)

Total Class K transactions	(64,342,690)	(24,768,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(98,433,043)	(114,945,500)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,517,756)	(187,438,865)
NET ASSETS:
Beginning of year	1,268,548,983	1,455,987,848

End of year (a)	$1,260,031,227	$1,268,548,983

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$188,994	$84,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.80	$10.36	$9.98	$8.92	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.23	0.24	0.23	0.27
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.76	(0.54)	0.38	1.06	0.66

Total from investment operations	1.02	(0.31)	0.62	1.29	0.93

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.24)	(0.23)	(0.28)

Net asset value, end of year	$10.56	$9.80	$10.36	$9.98	$8.92

Total return	10.43%	(3.01)%	6.21%	14.51%	11.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,353	$3,657	$3,905	$2,948	$2,035
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.03%	1.04%	1.07%	1.09%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.03%	1.04%	1.07%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.03%	1.04%	1.07%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.49%	2.27%	2.31%	2.40%	3.04%
After waivers, reimbursements and fees paid indirectly (f)	2.49%	2.27%	2.31%	2.40%	3.04%
Before waivers, reimbursements and fees paid indirectly (f)	2.49%	2.27%	2.31%	2.40%	3.04%
Portfolio turnover rate^	24%	27%	25%	20%	26%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.80	$10.36	$9.98	$8.92	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.23	0.24	0.23	0.27
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.76	(0.54)	0.38	1.06	0.66

Total from investment operations	1.02	(0.31)	0.62	1.29	0.93

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.24)	(0.23)	(0.28)

Net asset value, end of year	$10.56	$9.80	$10.36	$9.98	$8.92

Total return	10.43%	(3.01)%	6.21%	14.51%	11.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$858,742	$833,107	$971,028	$855,653	$720,497
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.03%	1.04%	1.07%	1.09%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.03%	1.04%	1.07%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.03%	1.04%	1.07%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.50%	2.27%	2.32%	2.41%	3.04%
After waivers, reimbursements and fees paid indirectly (f)	2.50%	2.27%	2.32%	2.41%	3.04%
Before waivers, reimbursements and fees paid indirectly (f)	2.49%	2.27%	2.32%	2.41%	3.04%
Portfolio turnover rate^	24%	27%	25%	20%	26%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.80	$10.36	$9.98	$8.92	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.26	0.27	0.25	0.29
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.77	(0.55)	0.38	1.07	0.66

Total from investment operations	1.05	(0.29)	0.65	1.32	0.95

Less distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.27)	(0.26)	(0.30)

Net asset value, end of year	$10.56	$9.80	$10.36	$9.98	$8.92

Total return	10.72%	(2.76)%	6.48%	14.81%	11.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$396,937	$431,785	$481,055	$493,878	$437,087
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.79%	0.78%	0.79%	0.82%	0.84%
After waivers, reimbursements and fees paid indirectly (f)	0.79%	0.78%	0.79%	0.82%	0.84%
Before waivers, reimbursements and fees paid indirectly (f)	0.80%	0.78%	0.79%	0.82%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.75%	2.52%	2.58%	2.66%	3.29%
After waivers, reimbursements and fees paid indirectly (f)	2.75%	2.52%	2.58%	2.66%	3.29%
Before waivers, reimbursements and fees paid indirectly (f)	2.75%	2.52%	2.58%	2.66%	3.29%
Portfolio turnover rate^	24%	27%	25%	20%	26%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	24.92%	13.75%	5.38%
Portfolio – Class IB Shares	24.82	13.74	5.25
Portfolio – Class K Shares*	25.17	14.02	14.54
Russell 2000® Value Index†	31.74	15.07	6.26
Russell 2500TM Value Index	25.20	15.04	6.94
Volatility Managed Index – Small Cap Value (new)†	25.26	14.63	7.54
Volatility Managed Index – Small Cap Value (old)	22.12	14.62	7.88

*   Date of inception 8/26/11.

†  In 2016, the Portfolio’s benchmark indices against which the Portfolio measures its performance, the Russell 2000® Value Index and the Volatility Managed Index – Small Cap Value (new), respectively, replaced the Russell 2500TM Value Index and the Volatility Managed Index – Small Cap Value (old), respectively, as benchmarks. The Investment Manager believes the Russell 2000® Value Index and Volatility Managed Index – Small Cap Value (new) are more relevant to the Portfolio’s investment strategies.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.82% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 2000® Value Index, Volatility Managed Index — Small Cap Value (new) returned 31.74% and 25.26%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the consumer discretionary and energy sectors aided performance relative to the benchmark, as did an overweighting and stock selection in the industrials sector.

•

Axiall Corp., a chemical and building products manufacturer, was the subject of an all-cash takeover offer by Westlake Chemical (not a portfolio holding) at a premium to Axiall’s share price at the time of the announcement.

•

Astec Industries, Inc., a manufacturer of road paving and construction-related equipment, benefited from optimism surrounding further federal funding for highways, strong sales of new products such as wood pellet plants, a growing backlog and improved profitability.

•

LCI Industries, formerly known as Drew Industries, is the dominant component supplier for recreational vehicles. The company consistently beat sales and earnings expectations during the year, driven by strong sales momentum as industry volumes recovered to pre-recession peaks, while favorable commodity costs along with better operating efficiencies supported significant margin expansion.

What hurt performance during the year:

•	Relative to the benchmark, the Portfolio’s overweighting and stock selection in the health care and consumer staples sectors detracted from results.

•

Invacare Corp., a provider of wheelchairs, patient transportation and support systems, and respiratory products to home medical equipment providers, has been undergoing a turnaround, which has negatively affected both revenues and earnings. Invacare exited low-margin products in North America, while operating expenses and interest costs increased due to retraining of its sales force and issuance of debt.

•	Bristow Group, Inc., a provider of helicopter transportation services to the offshore oil and gas industry, as well as search and rescue operations to government entities, reported weak earnings

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

and cut its dividend as declining energy prices early in the year, along with competitor pressures, negatively affected both revenues and profitability.

•

STERIS plc, a provider of sterilization equipment, consumables and sterilization services to health care providers, laboratories and medical equipment companies, reported weak earnings during the period due to a slowdown in its instrument repair business from competitive pressures and negative currency effects from Brexit. Additionally, capital equipment sales were negatively affected due to a delay in backlog conversion related to new projects.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We will continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors.

Sector Weightings as of December 31, 2016	% of Net Assets
Industrials	19.5%
Financials	17.2
Information Technology	10.4
Consumer Discretionary	9.2
Health Care	7.3
Real Estate	5.1
Energy	5.0
Materials	4.8
Utilities	3.6
Repurchase Agreements	3.5
Consumer Staples	3.3
Investment Company	0.7
Telecommunication Services	0.6
Cash and Other	9.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,174.11	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.53	5.66
Class IB
Actual	1,000.00	1,173.21	6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.53	5.66
Class K
Actual	1,000.00	1,174.80	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.39

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.11%, 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Auto Components (1.4%)
American Axle & Manufacturing Holdings, Inc.*	4,807	$92,775
Cooper Tire & Rubber Co.	3,399	132,051
Cooper-Standard Holdings, Inc.*	949	98,108
Dana, Inc.	9,415	178,697
Dorman Products, Inc.*	1,689	123,398
Drew Industries, Inc.	20,195	2,176,011
Federal-Mogul Holdings Corp.*	1,842	18,991
Fox Factory Holding Corp.*	1,414	39,239
Gentex Corp.	46,900	923,461
Gentherm, Inc.*	2,286	77,381
Horizon Global Corp.*	1,283	30,792
Metaldyne Performance Group, Inc.	949	21,780
Modine Manufacturing Co.*	3,064	45,654
Motorcar Parts of America, Inc.*	1,166	31,389
Spartan Motors, Inc.	2,032	18,796
Standard Motor Products, Inc.	1,365	72,645
Stoneridge, Inc.*	1,780	31,488
Strattec Security Corp.	218	8,785
Superior Industries International, Inc.	1,594	42,002
Tenneco, Inc.*	3,561	222,456
Tower International, Inc.	1,295	36,713
Unique Fabricating, Inc.	389	5,679
Workhorse Group, Inc. (x)*	706	4,984

		4,433,275

Automobiles (0.7%)
Thor Industries, Inc.	17,100	1,710,855
Winnebago Industries, Inc.	12,375	391,669

		2,102,524

Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,880	124,042
Weyco Group, Inc.	441	13,803

		137,845

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	959	23,543
Apollo Education Group, Inc.*	5,454	53,995
Ascent Capital Group, Inc., Class A*	660	10,732
Bridgepoint Education, Inc.*	1,162	11,771
Bright Horizons Family Solutions, Inc.*	2,758	193,115
Cambium Learning Group, Inc.*	911	4,546
Capella Education Co.	725	63,655
Career Education Corp.*	4,019	40,552
Carriage Services, Inc.	946	27,093
Chegg, Inc. (x)*	4,945	36,494
Collectors Universe, Inc.	507	10,764
DeVry Education Group, Inc.	3,914	122,117
Grand Canyon Education, Inc.*	2,727	159,393
Houghton Mifflin Harcourt Co.*	7,913	85,856
K12, Inc.*	2,171	37,254
Liberty Tax, Inc.	392	5,253
LifeLock, Inc.*	5,433	129,957
Regis Corp.*	2,342	34,006

Sotheby’s*	3,088	$123,088
Strayer Education, Inc.*	665	53,619
Weight Watchers International, Inc. (x)*	1,787	20,461

		1,247,264

Hotels, Restaurants & Leisure (1.6%)
Belmond Ltd., Class A*	5,394	72,010
Biglari Holdings, Inc.*	67	31,704
BJ’s Restaurants, Inc.*	1,490	58,557
Bloomin’ Brands, Inc.	6,492	117,051
Bob Evans Farms, Inc.	1,262	67,151
Bojangles’, Inc.*	591	11,022
Boyd Gaming Corp.*	5,291	106,719
Brinker International, Inc.	26,300	1,302,638
Buffalo Wild Wings, Inc.*	1,188	183,427
Caesars Acquisition Co., Class A*	2,967	40,055
Caesars Entertainment Corp. (x)*	3,618	30,753
Carrols Restaurant Group, Inc.*	2,289	34,907
Century Casinos, Inc.*	1,315	10,822
Cheesecake Factory, Inc. (The)	2,849	170,598
Churchill Downs, Inc.	844	126,980
Chuy’s Holdings, Inc.*	1,067	34,624
ClubCorp Holdings, Inc.	4,095	58,763
Cracker Barrel Old Country Store, Inc. (x)	1,181	197,203
Dave & Buster’s Entertainment, Inc.*	2,426	136,584
Del Frisco’s Restaurant Group, Inc.*	1,485	25,245
Del Taco Restaurants, Inc.*	1,435	20,262
Denny’s Corp.*	4,975	63,829
DineEquity, Inc.	1,130	87,010
El Pollo Loco Holdings, Inc. (x)*	1,270	15,621
Eldorado Resorts, Inc.*	1,814	30,747
Empire Resorts, Inc.*	191	4,345
Fiesta Restaurant Group, Inc.*	1,735	51,790
Fogo De Chao, Inc.*	308	4,420
Golden Entertainment, Inc.	665	8,053
Habit Restaurants, Inc. (The), Class A*	804	13,869
ILG, Inc.	7,230	131,369
International Speedway Corp., Class A	1,710	62,928
Intrawest Resorts Holdings, Inc.*	1,007	17,975
Isle of Capri Casinos, Inc.*	1,601	39,529
J Alexander’s Holdings, Inc.*	977	10,503
Jack in the Box, Inc.	2,059	229,867
Jamba, Inc. (x)*	640	6,592
Kona Grill, Inc. (x)*	580	7,279
La Quinta Holdings, Inc.*	5,343	75,924
Lindblad Expeditions Holdings, Inc.*	913	8,628
Luby’s, Inc.*	1,193	5,106
Marcus Corp. (The)	1,169	36,824
Marriott Vacations Worldwide Corp.	1,402	118,960
Monarch Casino & Resort, Inc.*	642	16,551
Nathan’s Famous, Inc.*	191	12,396
Noodles & Co. (x)*	699	2,866
Papa John’s International, Inc.	1,715	146,770
Penn National Gaming, Inc.*	4,693	64,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pinnacle Entertainment, Inc.*	3,403	$49,344
Planet Fitness, Inc., Class A	1,420	28,542
Popeyes Louisiana Kitchen, Inc.*	1,297	78,443
Potbelly Corp.*	1,493	19,260
Red Lion Hotels Corp.*	845	7,056
Red Robin Gourmet Burgers, Inc.*	790	44,556
Red Rock Resorts, Inc., Class A	1,923	44,594
Ruby Tuesday, Inc.*	3,959	12,788
Ruth’s Hospitality Group, Inc.	2,107	38,558
Scientific Games Corp., Class A*	3,294	46,116
SeaWorld Entertainment, Inc. (x)	4,213	79,752
Shake Shack, Inc., Class A (x)*	1,003	35,897
Sonic Corp.	2,780	73,698
Speedway Motorsports, Inc.	807	17,488
Texas Roadhouse, Inc.	4,119	198,701
Wingstop, Inc.	999	29,560
Zoe’s Kitchen, Inc. (x)*	1,229	29,484

		4,945,379

Household Durables (1.4%)
Bassett Furniture Industries, Inc.	677	20,581
Beazer Homes USA, Inc.*	1,958	26,041
Cavco Industries, Inc.*	547	54,618
Century Communities, Inc.*	980	20,580
CSS Industries, Inc.	591	15,998
Ethan Allen Interiors, Inc.	1,582	58,297
Flexsteel Industries, Inc.	396	24,421
GoPro, Inc., Class A (x)*	6,437	56,066
Green Brick Partners, Inc.*	1,435	14,422
Helen of Troy Ltd.*	1,766	149,139
Hooker Furniture Corp.	21,443	813,762
Hovnanian Enterprises, Inc., Class A (x)*	8,604	23,489
Installed Building Products, Inc.*	1,297	53,566
iRobot Corp.*	1,714	100,183
KB Home	5,350	84,584
La-Z-Boy, Inc.	33,442	1,038,374
LGI Homes, Inc. (x)*	997	28,644
Libbey, Inc.	1,456	28,334
Lifetime Brands, Inc.	653	11,591
M.D.C. Holdings, Inc.	2,589	66,434
M/I Homes, Inc.*	41,424	1,043,056
Meritage Homes Corp.*	2,369	82,441
NACCO Industries, Inc., Class A	221	20,012
New Home Co., Inc. (The)*	641	7,506
Taylor Morrison Home Corp., Class A*	1,967	37,884
TopBuild Corp.*	2,470	87,932
TRI Pointe Group, Inc.*	9,282	106,557
UCP, Inc., Class A*	479	5,772
Universal Electronics, Inc.*	887	57,256
WCI Communities, Inc.*	1,383	32,431
William Lyon Homes, Class A*	1,532	29,154
ZAGG, Inc.*	1,821	12,929

		4,212,054

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	1,535	16,425
Blue Nile, Inc.	693	28,157
Duluth Holdings, Inc., Class B (x)*	607	15,418

Etsy, Inc.*	6,686	$78,760
FTD Cos., Inc.*	985	23,482
Gaia, Inc.*	455	3,936
HSN, Inc.	1,929	66,165
Lands’ End, Inc. (x)*	915	13,862
Liberty TripAdvisor Holdings, Inc., Class A*	4,573	68,824
Nutrisystem, Inc.	1,784	61,816
Overstock.com, Inc.*	751	13,143
PetMed Express, Inc. (x)	1,284	29,622
Shutterfly, Inc.*	2,133	107,033
Wayfair, Inc., Class A (x)*	2,023	70,906

		597,549

Leisure Products (0.8%)
Acushnet Holdings Corp.*	1,069	21,070
Arctic Cat, Inc.	806	12,106
BRP, Inc.*	81,200	1,714,534
Brunswick Corp.	5,300	289,062
Callaway Golf Co.	5,997	65,727
Escalade, Inc.	668	8,818
JAKKS Pacific, Inc. (x)*	940	4,841
Johnson Outdoors, Inc., Class A	334	13,256
Malibu Boats, Inc., Class A*	1,146	21,866
Marine Products Corp.	412	5,714
MCBC Holdings, Inc.	407	5,934
Nautilus, Inc.*	1,939	35,872
Smith & Wesson Holding Corp. (x)*	3,509	73,970
Sturm Ruger & Co., Inc. (x)	1,178	62,081

		2,334,851

Media (0.6%)
AMC Entertainment Holdings, Inc., Class A	1,906	64,137
Central European Media Enterprises Ltd., Class A (x)*	5,269	13,436
Daily Journal Corp. (x)*	77	18,619
Entercom Communications Corp., Class A	1,578	24,143
Entravision Communications Corp., Class A	4,130	28,910
Eros International plc (x)*	1,794	23,412
EW Scripps Co. (The), Class A*	3,789	73,241
Gannett Co., Inc.	7,507	72,893
Global Eagle Entertainment, Inc.*	3,029	19,567
Gray Television, Inc.*	4,093	44,409
Hemisphere Media Group, Inc.*	435	4,872
IMAX Corp.*	3,752	117,813
Liberty Media Corp-Liberty Braves, Class A*	566	11,597
Liberty Media Corp-Liberty Braves, Class C*	2,005	41,283
Liberty Media Corp-Liberty Media, Class A*	1,459	45,740
Liberty Media Corp-Liberty Media, Class C*	2,960	92,736
Loral Space & Communications, Inc.*	765	31,403
MDC Partners, Inc., Class A	3,284	21,510
Media General, Inc.*	6,975	131,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Meredith Corp.	2,402	$142,079
MSG Networks, Inc., Class A*	3,787	81,421
National CineMedia, Inc.	3,970	58,478
New Media Investment Group, Inc.	2,507	40,087
New York Times Co. (The), Class A	7,987	106,227
Nexstar Broadcasting Group, Inc., Class A (x)	1,915	121,220
Radio One, Inc., Class D*	1,501	4,353
Reading International, Inc., Class A*	1,155	19,173
Saga Communications, Inc., Class A	239	12,022
Salem Media Group, Inc.	656	4,100
Scholastic Corp.	1,723	81,825
Sinclair Broadcast Group, Inc., Class A	4,132	137,802
Time, Inc.	6,542	116,775
Townsquare Media, Inc., Class A*	527	5,486
tronc, Inc. (x)	1,528	21,193
World Wrestling Entertainment, Inc., Class A (x)	2,302	42,357

		1,875,658

Multiline Retail (0.1%)
Big Lots, Inc.	2,776	139,383
Fred’s, Inc., Class A (x)	2,258	41,908
Ollie’s Bargain Outlet Holdings, Inc.*	1,295	36,843
Sears Holdings Corp. (x)*	698	6,484
Tuesday Morning Corp.*	2,742	14,807

		239,425

Specialty Retail (1.7%)
Aaron’s, Inc.	4,110	131,479
Abercrombie & Fitch Co., Class A	4,333	51,996
American Eagle Outfitters, Inc. (x)	10,492	159,164
America’s Car-Mart, Inc.*	533	23,319
Asbury Automotive Group, Inc.*	1,280	78,976
Ascena Retail Group, Inc.*	10,864	67,248
At Home Group, Inc.*	528	7,725
Barnes & Noble Education, Inc.*	2,531	29,031
Barnes & Noble, Inc.	4,013	44,745
Big 5 Sporting Goods Corp.	1,115	19,345
Boot Barn Holdings, Inc. (x)*	844	10,567
Buckle, Inc. (The) (x)	1,821	41,519
Build-A-Bear Workshop, Inc.*	803	11,041
Caleres, Inc.	39,284	1,289,300
Camping World Holdings, Inc., Class A	621	20,238
Cato Corp. (The), Class A	28,725	864,048
Chico’s FAS, Inc.	8,197	117,955
Children’s Place, Inc. (The)	1,170	118,112
Citi Trends, Inc.	999	18,821
Conn’s, Inc.*	1,238	15,661
Container Store Group, Inc. (The) (x)*	1,134	7,201
Destination XL Group, Inc.*	2,166	9,206
DSW, Inc., Class A	4,197	95,062

Express, Inc.*	4,766	$51,282
Finish Line, Inc. (The), Class A (x)	22,954	431,765
Five Below, Inc.*	3,389	135,424
Francesca’s Holdings Corp.*	2,413	43,506
Genesco, Inc.*	2,680	166,428
GNC Holdings, Inc., Class A	4,386	48,421
Group 1 Automotive, Inc.	1,293	100,776
Guess?, Inc.	3,913	47,347
Haverty Furniture Cos., Inc.	1,167	27,658
Hibbett Sports, Inc.*	1,424	53,115
Kirkland’s, Inc.*	868	13,463
Lithia Motors, Inc., Class A	1,481	143,405
Lumber Liquidators Holdings, Inc. (x)*	1,764	27,765
MarineMax, Inc.*	1,507	29,160
Monro Muffler Brake, Inc.	1,988	113,714
Office Depot, Inc.	34,714	156,907
Party City Holdco, Inc. (x)*	1,637	23,245
Pier 1 Imports, Inc.	5,309	45,339
Rent-A-Center, Inc.	3,284	36,945
Restoration Hardware Holdings, Inc. (x)*	2,473	75,921
Sears Hometown and Outlet Stores, Inc. (x)*	625	2,938
Select Comfort Corp.*	2,901	65,621
Shoe Carnival, Inc.	830	22,393
Sonic Automotive, Inc., Class A	1,794	41,083
Sportsman’s Warehouse Holdings, Inc.*	1,643	15,428
Stage Stores, Inc. (x)	1,338	5,847
Stein Mart, Inc.	1,927	10,560
Tailored Brands, Inc.	3,094	79,052
Tile Shop Holdings, Inc. (x)*	2,075	40,566
Tilly’s, Inc., Class A*	807	10,644
Vitamin Shoppe, Inc.*	1,545	36,694
West Marine, Inc.*	3,916	41,001
Winmark Corp.	138	17,409
Zumiez, Inc. (x)*	1,131	24,712

		5,417,293

Textiles, Apparel & Luxury Goods (0.3%)
Columbia Sportswear Co.	1,678	97,827
Crocs, Inc.*	4,680	32,105
Culp, Inc.	677	25,151
Deckers Outdoor Corp.*	2,035	112,719
Delta Apparel, Inc.*	443	9,183
Fossil Group, Inc.*	2,676	69,201
G-III Apparel Group Ltd.*	2,744	81,113
Iconix Brand Group, Inc.*	2,725	25,452
Movado Group, Inc.	1,036	29,785
Oxford Industries, Inc.	967	58,146
Perry Ellis International, Inc.*	781	19,455
Sequential Brands Group, Inc.*	2,486	11,634
Steven Madden Ltd.*	3,864	138,137
Superior Uniform Group, Inc. (x)	505	9,908
Unifi, Inc.*	976	31,847
Vera Bradley, Inc.*	1,302	15,259
Vince Holding Corp. (x)*	1,414	5,727
Wolverine World Wide, Inc.	6,082	133,500

		906,149

Total Consumer Discretionary		28,449,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Consumer Staples (3.3%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	565	$95,966
Coca-Cola Bottling Co. Consolidated	304	54,370
Craft Brew Alliance, Inc. (x)*	776	13,114
MGP Ingredients, Inc. (x)	799	39,934
National Beverage Corp. (x)	750	38,310
Primo Water Corp. (x)*	1,317	16,173

		257,867

Food & Staples Retailing (0.2%)
Andersons, Inc. (The)	1,718	76,795
Chefs’ Warehouse, Inc. (The)*	1,186	18,739
Ingles Markets, Inc., Class A	884	42,520
Natural Grocers by Vitamin Cottage, Inc. (x)*	543	6,456
Performance Food Group Co.*	2,388	57,312
PriceSmart, Inc.	1,248	104,208
Smart & Final Stores, Inc.*	1,559	21,982
SpartanNash Co.	2,289	90,507
SUPERVALU, Inc.*	16,739	78,171
United Natural Foods, Inc.*	3,108	148,313
Village Super Market, Inc., Class A	503	15,543
Weis Markets, Inc.	615	41,107

		701,653

Food Products (2.7%)
AdvancePierre Foods Holdings, Inc.	1,371	40,828
AGT Food & Ingredients, Inc.	7,800	212,857
Alico, Inc.	269	7,303
Amplify Snack Brands, Inc. (x)*	1,866	16,439
B&G Foods, Inc.	4,115	180,237
Calavo Growers, Inc.	988	60,663
Cal-Maine Foods, Inc. (x)	1,942	85,788
Dairy Crest Group plc	81,000	618,412
Darling Ingredients, Inc.*	10,417	134,483
Dean Foods Co.	5,756	125,366
Farmer Brothers Co.*	521	19,121
Fresh Del Monte Produce, Inc.	2,024	122,715
Freshpet, Inc. (x)*	1,450	14,718
GrainCorp Ltd., Class A	47,000	324,252
Inventure Foods, Inc. (x)*	1,372	13,514
J&J Snack Foods Corp.	958	127,826
John B. Sanfilippo & Son, Inc.	554	38,996
Lancaster Colony Corp.	1,176	166,275
Landec Corp.*	88,823	1,225,757
Lifeway Foods, Inc.*	327	3,764
Limoneira Co.	791	17,014
Maple Leaf Foods, Inc.	164,200	3,438,949
Omega Protein Corp.*	40,087	1,004,179
Sanderson Farms, Inc.	1,255	118,271
Seaboard Corp.*	16	63,232
Seneca Foods Corp., Class A*	374	14,979
Snyder’s-Lance, Inc.	5,036	193,080
Tootsie Roll Industries, Inc. (x)	1,103	43,844

		8,432,862

Household Products (0.1%)
Central Garden & Pet Co.*	599	$19,821
Central Garden & Pet Co., Class A*	2,185	67,516
HRG Group, Inc.*	7,574	117,852
Oil-Dri Corp. of America	329	12,571
Orchids Paper Products Co. (x)	592	15,499
WD-40 Co.	847	99,014

		332,273

Personal Products (0.1%)
Avon Products, Inc.*	28,072	141,484
elf Beauty, Inc.*	444	12,849
Inter Parfums, Inc.	1,104	36,156
Lifevantage Corp.*	868	7,074
Medifast, Inc.	724	30,140
Natural Health Trends Corp. (x)	440	10,934
Nature’s Sunshine Products, Inc.	705	10,575
Nutraceutical International Corp.	518	18,104
Revlon, Inc., Class A*	743	21,658
Synutra International, Inc.*	1,505	8,052
USANA Health Sciences, Inc.*	652	39,902

		336,928

Tobacco (0.1%)
Alliance One International, Inc.*	510	9,792
Turning Point Brands, Inc.*	363	4,447
Universal Corp.	1,369	87,274
Vector Group Ltd. (x)	5,938	135,030

		236,543

Total Consumer Staples		10,298,126

Energy (4.7%)
Energy Equipment & Services (3.2%)
Archrock, Inc.	4,415	58,278
Atwood Oceanics, Inc. (x)	3,947	51,824
Bristow Group, Inc.	2,283	46,756
CARBO Ceramics, Inc. (x)*	1,258	13,159
Dawson Geophysical Co.*	1,228	9,873
Era Group, Inc.*	1,246	21,145
Exterran Corp.*	2,132	50,955
Fairmount Santrol Holdings, Inc. (x)*	5,560	65,552
Forum Energy Technologies, Inc.*	3,830	84,260
Geospace Technologies Corp.*	814	16,573
Helix Energy Solutions Group, Inc.*	77,654	684,908
Hornbeck Offshore Services, Inc. (x)*	2,113	15,256
Hunting plc	204,500	1,581,462
Independence Contract Drilling, Inc.*	1,840	12,328
Matrix Service Co.*	1,756	39,861
McDermott International, Inc.*	15,440	114,102
Natural Gas Services Group, Inc.*	15,681	504,144
Newpark Resources, Inc.*	5,041	37,808
Oil States International, Inc.*	68,974	2,689,986
Parker Drilling Co.*	7,855	20,423
PHI, Inc. (Non-Voting)*	768	13,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pioneer Energy Services Corp.*	4,456	$30,524
RigNet, Inc.*	828	19,168
Rowan Cos., plc, Class A (x)*	27,800	525,142
SEACOR Holdings, Inc.*	1,019	72,634
Seadrill Ltd. (x)*	24,107	82,205
Smart Sand, Inc.*	603	9,980
Tesco Corp.*	2,682	22,127
TETRA Technologies, Inc.*	5,285	26,531
Tidewater, Inc. (x)*	3,032	10,339
U.S. Silica Holdings, Inc.	4,646	263,335
Unit Corp.*	104,116	2,797,596
Willbros Group, Inc.*	2,656	8,605

		10,000,678

Oil, Gas & Consumable Fuels (1.5%)
Abraxas Petroleum Corp.*	7,785	20,007
Adams Resources & Energy, Inc.	144	5,710
Alon USA Energy, Inc.	2,058	23,420
Ardmore Shipping Corp.	1,988	14,711
Bill Barrett Corp. (x)*	2,867	20,040
California Resources Corp. (x)*	2,012	42,835
Callon Petroleum Co.*	9,097	139,821
Carrizo Oil & Gas, Inc.*	3,855	143,984
Clayton Williams Energy, Inc. (x)*	378	45,080
Clean Energy Fuels Corp. (x)*	5,519	15,784
Cobalt International Energy, Inc.*	25,841	31,526
Contango Oil & Gas Co.*	1,188	11,096
CVR Energy, Inc. (x)	997	25,314
Delek U.S. Holdings, Inc.	3,921	94,378
Denbury Resources, Inc. (x)*	22,404	82,447
DHT Holdings, Inc.	5,648	23,383
Dorian LPG Ltd.*	1,754	14,400
Earthstone Energy, Inc.*	74	1,017
Eclipse Resources Corp.*	3,333	8,899
Energen Corp.*	29,100	1,678,196
EP Energy Corp., Class A (x)*	2,429	15,910
Erin Energy Corp. (x)*	923	2,815
Evolution Petroleum Corp.	1,671	16,710
EXCO Resources, Inc. (x)*	8,905	7,780
Frontline Ltd. (x)	4,121	29,300
GasLog Ltd. (x)	2,711	43,647
Gener8 Maritime, Inc.*	2,466	11,048
Golar LNG Ltd.	5,807	133,213
Green Plains, Inc.	2,309	64,306
International Seaways, Inc.*	763	10,713
Isramco, Inc.*	62	7,707
Jones Energy, Inc., Class A (x)*	3,403	17,015
Matador Resources Co.*	5,296	136,425
Navios Maritime Acquisition Corp.	5,164	8,779
Nordic American Tankers Ltd. (x)	5,653	47,485
Northern Oil and Gas, Inc. (x)*	2,991	8,225
Oasis Petroleum, Inc.*	14,757	223,421
Overseas Shipholding Group, Inc., Class A	2,291	8,775
Pacific Ethanol, Inc.*	1,611	15,305
Panhandle Oil and Gas, Inc., Class A	876	20,630
Par Pacific Holdings, Inc. (x)*	1,941	28,222
PDC Energy, Inc.*	3,502	254,174

Renewable Energy Group, Inc. (x)*	2,135	$20,710
REX American Resources Corp.*	352	34,760
Ring Energy, Inc.*	2,547	33,086
RSP Permian, Inc.*	6,215	277,312
Sanchez Energy Corp. (x)*	3,410	30,792
Scorpio Tankers, Inc.	10,455	47,361
SemGroup Corp., Class A	4,188	174,849
Ship Finance International Ltd. (x)	3,729	55,376
Synergy Resources Corp. (x)*	11,902	106,047
Teekay Corp.	2,759	22,155
Teekay Tankers Ltd., Class A	7,349	16,609
W&T Offshore, Inc. (x)*	2,554	7,075
Western Refining, Inc.	5,030	190,386
Westmoreland Coal Co.*	1,259	22,247

		4,592,418

Total Energy		14,593,096

Financials (17.2%)
Banks (9.9%)
1st Source Corp.	968	43,231
Access National Corp.	479	13,297
ACNB Corp.	360	11,250
Allegiance Bancshares, Inc.*	687	24,835
American National Bankshares, Inc.	594	20,671
Ameris Bancorp	2,176	94,874
Ames National Corp.	601	19,833
Arrow Financial Corp.	773	31,307
Atlantic Capital Bancshares, Inc.*	1,074	20,406
Banc of California, Inc. (x)	3,211	55,711
BancFirst Corp.	466	43,361
Banco Latinoamericano de Comercio Exterior SA, Class E	1,939	57,084
Bancorp, Inc. (The)*	3,183	25,018
BancorpSouth, Inc.	5,549	172,296
Bank of Marin Bancorp	374	26,087
Bank of NT Butterfield & Son Ltd. (The)	422	13,268
Bank of the Ozarks, Inc.	5,632	296,187
Bankwell Financial Group, Inc.	355	11,538
Banner Corp.	1,912	106,709
Bar Harbor Bankshares	386	18,269
Berkshire Hills Bancorp, Inc.	1,921	70,789
Blue Hills Bancorp, Inc.	1,605	30,094
BNC Bancorp	74,911	2,389,660
Boston Private Financial Holdings, Inc.	5,072	83,942
Bridge Bancorp, Inc.	1,060	40,174
Brookline Bancorp, Inc.	4,513	74,013
Bryn Mawr Bank Corp.	3,152	132,857
BSB Bancorp, Inc.*	516	14,938
C&F Financial Corp.	197	9,820
Camden National Corp.	964	42,850
Capital Bank Financial Corp., Class A	1,544	60,602
Capital City Bank Group, Inc.	769	15,749
Cardinal Financial Corp.	1,939	63,580
Carolina Financial Corp.	636	19,582
Cascade Bancorp*	2,034	16,516
Cathay General Bancorp	4,758	180,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CenterState Banks, Inc.	2,957	$74,428
Central Pacific Financial Corp.	1,917	60,232
Central Valley Community Bancorp	526	10,499
Century Bancorp, Inc., Class A	234	14,040
Chemical Financial Corp.	67,163	3,638,219
Chemung Financial Corp.	185	6,725
Citizens & Northern Corp.	825	21,615
City Holding Co.	943	63,747
CNB Financial Corp.	900	24,066
CoBiz Financial, Inc.	2,366	39,962
Codorus Valley Bancorp, Inc. (x)	488	13,957
Columbia Banking System, Inc.	66,763	2,982,970
Community Bank System, Inc.	2,752	170,046
Community Trust Bancorp, Inc.	1,012	50,195
ConnectOne Bancorp, Inc.	1,797	46,632
County Bancorp, Inc.	279	7,525
CU Bancorp*	952	34,082
Customers Bancorp, Inc.*	1,621	58,064
CVB Financial Corp.	6,490	148,816
Eagle Bancorp, Inc.*	1,960	119,462
Enterprise Bancorp, Inc.	546	20,508
Enterprise Financial Services Corp.	1,205	51,815
Equity Bancshares, Inc., Class A*	306	10,294
Farmers Capital Bank Corp.	524	22,034
Farmers National Banc Corp.	1,486	21,101
FCB Financial Holdings, Inc., Class A*	1,921	91,632
Fidelity Southern Corp.	1,309	30,984
Financial Institutions, Inc.	903	30,883
First Bancorp	1,245	33,789
First BanCorp*	7,608	50,289
First Bancorp, Inc.	718	23,766
First Busey Corp.	1,986	61,129
First Business Financial Services, Inc.	588	13,947
First Citizens BancShares, Inc., Class A	485	172,175
First Commonwealth Financial Corp.	5,615	79,621
First Community Bancshares, Inc.	979	29,507
First Community Financial Partners, Inc.*	805	9,419
First Connecticut Bancorp, Inc.	970	21,971
First Financial Bancorp	3,826	108,850
First Financial Bankshares, Inc. (x)	4,060	183,512
First Financial Corp.	619	32,683
First Financial Northwest, Inc.	529	10,442
First Foundation, Inc.*	837	23,855
First Horizon National Corp.	120,400	2,409,203
First Internet Bancorp	321	10,272
First Interstate BancSystem, Inc., Class A	1,277	54,336
First Merchants Corp.	2,593	97,626
First Mid-Illinois Bancshares, Inc.	339	11,526
First Midwest Bancorp, Inc.	5,128	129,379
First NBC Bank Holding Co. (x)*	1,017	7,424
First Northwest Bancorp*	672	10,483
First of Long Island Corp. (The)	29,403	839,455
Flushing Financial Corp.	1,717	50,463

FNB Corp.	13,420	$215,123
Franklin Financial Network, Inc.*	600	25,110
Fulton Financial Corp.	10,794	202,927
German American Bancorp, Inc.	7,955	418,513
Glacier Bancorp, Inc.	4,864	176,223
Great Southern Bancorp, Inc.	677	36,998
Great Western Bancorp, Inc.	3,779	164,727
Green Bancorp, Inc.*	1,260	19,152
Guaranty Bancorp	1,046	25,313
Hancock Holding Co.	4,922	212,138
Hanmi Financial Corp.	1,994	69,591
HarborOne Bancorp, Inc.*	927	17,928
Heartland Financial USA, Inc.	1,396	67,008
Heritage Commerce Corp.	1,627	23,478
Heritage Financial Corp.	1,964	50,573
Heritage Oaks Bancorp	1,463	18,039
Hilltop Holdings, Inc.	4,830	143,934
Home BancShares, Inc.	7,735	214,801
HomeTrust Bancshares, Inc.*	1,090	28,231
Hope Bancorp, Inc.	8,211	179,739
Horizon Bancorp	1,188	33,264
IBERIABANK Corp.	2,680	224,450
Independent Bank Corp.	2,874	142,608
Independent Bank Group, Inc.	704	43,930
International Bancshares Corp.	3,488	142,310
Investors Bancorp, Inc.	18,653	260,209
Lakeland Bancorp, Inc.	2,405	46,898
Lakeland Financial Corp.	58,083	2,750,810
LCNB Corp.	509	11,834
LegacyTexas Financial Group, Inc.	2,838	122,204
Live Oak Bancshares, Inc.	1,224	22,644
Macatawa Bank Corp.	1,606	16,718
MainSource Financial Group, Inc.	1,406	48,366
MB Financial, Inc.	4,678	220,942
MBT Financial Corp. (x)	1,098	12,462
Mercantile Bank Corp.	1,091	41,131
Merchants Bancshares, Inc.	336	18,211
Middleburg Financial Corp.	285	9,904
Midland States Bancorp, Inc.	225	8,141
MidWestOne Financial Group, Inc.	553	20,793
MutualFirst Financial, Inc. (x)	314	10,393
National Bank Holdings Corp., Class A	1,411	44,997
National Bankshares, Inc./Virginia (x)	462	20,074
National Commerce Corp.*	528	19,615
NBT Bancorp, Inc.	2,734	114,500
Nicolet Bankshares, Inc.*	449	21,413
Northrim BanCorp, Inc.	408	12,893
OFG Bancorp	2,943	38,553
Old Line Bancshares, Inc.	505	12,110
Old National Bancorp	8,233	149,429
Old Second Bancorp, Inc.	1,744	19,271
Opus Bank	1,096	32,935
Orrstown Financial Services, Inc.	426	9,542
Pacific Continental Corp.	1,209	26,417
Pacific Mercantile Bancorp*	905	6,607
Pacific Premier Bancorp, Inc.*	1,686	59,600
Park National Corp.	851	101,831
Park Sterling Corp.	3,235	34,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Peapack-Gladstone Financial Corp.	996	$30,756
Penns Woods Bancorp, Inc.	316	15,958
Peoples Bancorp, Inc.	29,390	953,998
Peoples Financial Services Corp.	469	22,840
People’s Utah Bancorp	803	21,561
Pinnacle Financial Partners, Inc.	2,751	190,644
Preferred Bank	753	39,472
Premier Financial Bancorp, Inc.	556	11,176
PrivateBancorp, Inc.	4,958	268,674
Prosperity Bancshares, Inc.	4,215	302,553
QCR Holdings, Inc.	759	32,865
Renasant Corp.	2,608	110,110
Republic Bancorp, Inc., Class A	541	21,391
Republic First Bancorp, Inc.*	2,584	21,576
S&T Bancorp, Inc.	2,110	82,374
Sandy Spring Bancorp, Inc.	1,474	58,945
Seacoast Banking Corp. of Florida*	1,880	41,473
ServisFirst Bancshares, Inc. (x)	2,954	110,598
Shore Bancshares, Inc.	753	11,483
Sierra Bancorp	841	22,362
Simmons First National Corp., Class A	1,891	117,526
South State Corp.	1,501	131,187
Southern First Bancshares, Inc.*	356	12,816
Southern National Bancorp of Virginia, Inc.	661	10,801
Southside Bancshares, Inc.	1,616	60,875
Southwest Bancorp, Inc./Oklahoma	1,170	33,930
State Bank Financial Corp.	2,328	62,530
Sterling Bancorp	8,097	189,470
Stock Yards Bancorp, Inc.	1,329	62,397
Stonegate Bank	715	29,837
Suffolk Bancorp	723	30,959
Summit Financial Group, Inc. (x)	508	13,985
Sun Bancorp, Inc.	651	16,926
Texas Capital Bancshares, Inc.*	3,026	237,238
Tompkins Financial Corp.	929	87,828
Towne Bank	3,562	118,437
TriCo Bancshares	1,312	44,844
TriState Capital Holdings, Inc.*	1,362	30,100
Triumph Bancorp, Inc.*	1,045	27,327
Trustmark Corp.	4,260	151,869
UMB Financial Corp.	2,825	217,864
Umpqua Holdings Corp.	13,886	260,779
Union Bankshares Corp.	2,804	100,215
Union Bankshares, Inc. (x)	232	10,544
United Bankshares, Inc. (x)	4,208	194,620
United Community Banks, Inc.	4,456	131,987
Univest Corp. of Pennsylvania	1,585	48,977
Valley National Bancorp	15,799	183,900
Veritex Holdings, Inc.*	501	13,382
Washington Trust Bancorp, Inc.	11,664	653,767
WashingtonFirst Bankshares, Inc.	519	15,037
Webster Financial Corp.	5,771	313,250
WesBanco, Inc.	2,573	110,793
West Bancorporation, Inc.	1,007	24,873
Westamerica Bancorp (x)	1,578	99,304
Wintrust Financial Corp.	3,177	230,555

Xenith Bankshares, Inc.*	421	$11,872
Yadkin Financial Corp.	3,193	109,392

		30,506,263

Capital Markets (0.6%)
Actua Corp.*	2,320	32,480
Arlington Asset Investment Corp., Class A (x)	1,322	19,592
Associated Capital Group, Inc., Class A	292	9,592
B. Riley Financial, Inc.	551	10,166
BGC Partners, Inc., Class A	13,887	142,063
Calamos Asset Management, Inc., Class A	1,249	10,679
Cohen & Steers, Inc.	1,336	44,890
Cowen Group, Inc., Class A (x)*	1,617	25,064
Diamond Hill Investment Group, Inc.	194	40,814
Evercore Partners, Inc., Class A	2,462	169,138
FBR & Co.	366	4,758
Fifth Street Asset Management, Inc.	418	2,801
Financial Engines, Inc.	3,413	125,428
GAIN Capital Holdings, Inc.	2,265	14,904
GAMCO Investors, Inc., Class A	298	9,205
Greenhill & Co., Inc.	1,725	47,783
Hennessy Advisors, Inc.	183	5,810
Houlihan Lokey, Inc.	768	23,900
INTL FCStone, Inc.*	937	37,105
Investment Technology Group, Inc.	2,080	41,059
Janus Capital Group, Inc.	9,169	121,673
KCG Holdings, Inc., Class A*	3,356	44,467
Ladenburg Thalmann Financial Services, Inc.*	7,254	17,700
Manning & Napier, Inc.	904	6,825
Medley Management, Inc., Class A	485	4,802
Moelis & Co., Class A	1,129	38,273
OM Asset Management plc	2,558	37,091
Oppenheimer Holdings, Inc., Class A	733	13,634
Piper Jaffray Cos.*	907	65,758
PJT Partners, Inc., Class A	1,124	34,709
Pzena Investment Management, Inc., Class A	837	9,299
Safeguard Scientifics, Inc.*	1,415	19,032
Silvercrest Asset Management Group, Inc., Class A (x)	414	5,444
Stifel Financial Corp.*	4,029	201,248
Virtu Financial, Inc., Class A	1,609	25,664
Virtus Investment Partners, Inc. (x)	280	33,054
Waddell & Reed Financial, Inc., Class A	5,053	98,584
Walter Investment Management Corp. (x)*	1,182	5,615
Westwood Holdings Group, Inc.	498	29,875
WisdomTree Investments, Inc. (x)	7,232	80,564

		1,710,542

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Consumer Finance (0.2%)
Encore Capital Group, Inc. (x)*	1,572	$45,038
Enova International, Inc.*	1,601	20,093
EZCORP, Inc., Class A*	3,397	36,178
FirstCash, Inc.	2,927	137,568
Green Dot Corp., Class A*	2,693	63,420
LendingClub Corp.*	21,008	110,292
Nelnet, Inc., Class A	1,301	66,026
PRA Group, Inc.*	2,945	115,150
Regional Management Corp.*	659	17,319
World Acceptance Corp. (x)*	391	25,133

		636,217

Diversified Financial Services (0.0%)
FNFV Group*	4,316	59,130
Marlin Business Services Corp.	606	12,665
NewStar Financial, Inc.*	1,674	15,485
On Deck Capital, Inc. (x)*	2,999	13,885
PICO Holdings, Inc.*	1,387	21,013
Tiptree Financial, Inc.	2,022	12,435

		134,613

Insurance (4.4%)
Ambac Financial Group, Inc.*	2,782	62,595
American Equity Investment Life Holding Co.	5,160	116,306
AMERISAFE, Inc.	1,189	74,134
Argo Group International Holdings Ltd.	1,792	118,093
Arthur J. Gallagher & Co.	21,000	1,091,160
Aspen Insurance Holdings Ltd.	49,900	2,744,499
Atlas Financial Holdings, Inc.*	757	13,664
Baldwin & Lyons, Inc., Class B	647	16,304
Blue Capital Reinsurance Holdings Ltd.	342	6,310
Citizens, Inc. (x)*	2,816	27,653
CNO Financial Group, Inc.	11,250	215,438
Crawford & Co., Class B	774	9,721
Donegal Group, Inc., Class A	553	9,666
eHealth, Inc.*	1,172	12,482
EMC Insurance Group, Inc.	477	14,315
Employers Holdings, Inc.	2,000	79,200
Endurance Specialty Holdings Ltd.	3,091	285,608
Enstar Group Ltd.*	711	140,565
FBL Financial Group, Inc., Class A	621	48,531
Federated National Holding Co.	815	15,232
Fidelity & Guaranty Life (x)	708	16,780
Genworth Financial, Inc., Class A*	30,197	115,051
Global Indemnity Ltd.*	518	19,793
Greenlight Capital Reinsurance Ltd., Class A*	1,851	42,203
Hallmark Financial Services, Inc.*	1,007	11,711
Hanover Insurance Group, Inc. (The)	21,600	1,965,816
HCI Group, Inc.	576	22,740
Heritage Insurance Holdings, Inc.	1,658	25,981
Horace Mann Educators Corp.	23,205	993,174
Independence Holding Co.	490	9,580

Infinity Property & Casualty Corp.	701	$61,618
Investors Title Co.	87	13,762
James River Group Holdings Ltd.	908	37,727
Kemper Corp.	2,533	112,212
Kinsale Capital Group, Inc.	423	14,386
Maiden Holdings Ltd.	3,737	65,211
MBIA, Inc.*	8,386	89,730
National General Holdings Corp.	3,089	77,194
National Western Life Group, Inc., Class A	147	45,688
Navigators Group, Inc. (The)	717	84,427
Old Republic International Corp.	79,100	1,502,900
OneBeacon Insurance Group Ltd., Class A	1,352	21,700
Patriot National, Inc. (x)*	598	2,781
Primerica, Inc.	2,961	204,753
RLI Corp.	2,382	150,376
Safety Insurance Group, Inc.	940	69,278
Selective Insurance Group, Inc.	3,580	154,119
State Auto Financial Corp.	976	26,167
State National Cos., Inc.	2,116	29,328
Stewart Information Services Corp.	1,403	64,650
Third Point Reinsurance Ltd.*	4,242	48,995
Trupanion, Inc.*	901	13,984
United Fire Group, Inc.	1,375	67,609
United Insurance Holdings Corp.	1,128	17,078
Universal Insurance Holdings, Inc. (x)	1,968	55,891
Validus Holdings Ltd.	43,000	2,365,429
WMIH Corp.*	12,817	19,866

		13,741,164

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
AG Mortgage Investment Trust, Inc. (REIT)	1,902	32,543
Altisource Residential Corp. (REIT)	3,343	36,907
Anworth Mortgage Asset Corp. (REIT)	5,795	29,960
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,636	77,050
Ares Commercial Real Estate Corp. (REIT)	1,825	25,057
ARMOUR Residential REIT, Inc. (REIT)	2,123	46,042
Capstead Mortgage Corp. (REIT)	6,040	61,548
Colony Capital, Inc. (REIT), Class A (x)	7,186	145,517
CYS Investments, Inc. (REIT)	9,820	75,909
Dynex Capital, Inc. (REIT)	2,715	18,516
Great Ajax Corp. (REIT)	797	10,576
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,518	47,817
Invesco Mortgage Capital, Inc. (REIT)	7,176	104,770
Ladder Capital Corp. (REIT)	2,478	33,998
MTGE Investment Corp. (REIT)	2,851	44,761
New Residential Investment Corp. (REIT)	15,251	239,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

New York Mortgage Trust, Inc. (REIT) (x)	7,005	$46,233
Orchid Island Capital, Inc. (REIT) (x)	1,535	16,624
Owens Realty Mortgage, Inc. (REIT) (x)	607	11,242
PennyMac Mortgage Investment Trust (REIT)‡	4,225	69,163
Redwood Trust, Inc. (REIT)	4,989	75,883
Resource Capital Corp. (REIT) (x)	1,881	15,669
Western Asset Mortgage Capital Corp. (REIT)	2,888	29,082

		1,294,612

Thrifts & Mortgage Finance (1.7%)
Astoria Financial Corp.	5,744	107,126
Bank Mutual Corp.	2,506	23,682
BankFinancial Corp.	981	14,538
Bear State Financial, Inc.	1,109	11,256
Beneficial Bancorp, Inc.	4,446	81,806
BofI Holding, Inc. (x)*	3,808	108,718
Capitol Federal Financial, Inc.	8,188	134,774
Charter Financial Corp.	891	14,853
Clifton Bancorp, Inc.	1,414	23,925
Dime Community Bancshares, Inc.	1,866	37,507
ESSA Bancorp, Inc.	457	7,184
Essent Group Ltd.*	4,767	154,308
EverBank Financial Corp.	86,962	1,691,412
Federal Agricultural Mortgage Corp., Class C	593	33,961
First Defiance Financial Corp.	586	29,734
Flagstar Bancorp, Inc.*	1,304	35,130
Greene County Bancorp, Inc. (x)	158	3,618
Hingham Institution for Savings	85	16,726
Home Bancorp, Inc.	345	13,320
HomeStreet, Inc.*	1,460	46,136
Impac Mortgage Holdings, Inc. (x)*	610	8,552
Kearny Financial Corp.	5,525	85,914
Lake Sunapee Bank Group	464	10,946
LendingTree, Inc. (x)*	414	41,959
Meridian Bancorp, Inc.	3,123	59,025
Meta Financial Group, Inc.	487	50,112
MGIC Investment Corp.*	21,534	219,431
Nationstar Mortgage Holdings, Inc. (x)*	1,988	35,903
NMI Holdings, Inc., Class A*	3,153	33,579
Northfield Bancorp, Inc.	2,781	55,537
Northwest Bancshares, Inc.	6,167	111,191
OceanFirst Financial Corp.	1,348	40,480
Ocwen Financial Corp.*	6,341	34,178
Oritani Financial Corp.	2,495	46,781
PennyMac Financial Services, Inc., Class A*	1,023	17,033
PHH Corp.*	3,356	50,877
Provident Bancorp, Inc.*	253	4,529
Provident Financial Holdings, Inc.	382	7,724
Provident Financial Services, Inc.	3,919	110,908
Radian Group, Inc.	13,576	244,096
SI Financial Group, Inc.	638	9,825

Southern Missouri Bancorp, Inc. (x)	353	$12,489
Territorial Bancorp, Inc.	576	18,916
TrustCo Bank Corp.	90,007	787,562
United Community Financial Corp.	3,132	28,000
United Financial Bancorp, Inc.	3,162	57,422
Walker & Dunlop, Inc.*	1,713	53,446
Washington Federal, Inc.	5,820	199,917
Waterstone Financial, Inc.	1,390	25,576
Western New England Bancorp, Inc.	900	8,415
WSFS Financial Corp.	1,711	79,305

		5,139,342

Total Financials		53,162,753

Health Care (7.3%)
Biotechnology (1.6%)
Acceleron Pharma, Inc.*	1,747	44,583
Achillion Pharmaceuticals, Inc.*	7,468	30,843
Acorda Therapeutics, Inc.*	2,673	50,252
Adamas Pharmaceuticals, Inc. (x)*	1,060	17,914
Aduro Biotech, Inc. (x)*	2,236	25,490
Advaxis, Inc. (x)*	2,460	17,614
Adverum Biotechnologies, Inc.*	1,382	4,008
Aevi Genomic Medicine, Inc.*	1,724	8,930
Agenus, Inc. (x)*	4,894	20,163
Aimmune Therapeutics, Inc. (x)*	1,651	33,763
Akebia Therapeutics, Inc.*	2,073	21,580
Alder Biopharmaceuticals, Inc.*	2,987	62,130
AMAG Pharmaceuticals, Inc.*	2,224	77,395
Amicus Therapeutics, Inc.*	8,988	44,670
Anavex Life Sciences Corp. (x)*	2,089	8,272
Anthera Pharmaceuticals, Inc.*	2,779	1,804
Applied Genetic Technologies Corp.*	793	7,415
Aptevo Therapeutics, Inc.*	1,038	2,533
Ardelyx, Inc.*	2,019	28,670
Arena Pharmaceuticals, Inc.*	15,720	22,322
Argos Therapeutics, Inc.*	644	3,156
ARIAD Pharmaceuticals, Inc.*	11,294	140,497
Array BioPharma, Inc.*	10,597	93,148
Arrowhead Pharmaceuticals, Inc. (x)*	3,769	5,842
Asterias Biotherapeutics, Inc. (x)*	1,438	6,615
Atara Biotherapeutics, Inc. (x)*	1,472	20,902
Athersys, Inc. (x)*	4,700	7,191
Audentes Therapeutics, Inc.*	364	6,650
Avexis, Inc. (x)*	305	14,558
Axovant Sciences Ltd.*	1,540	19,127
Bellicum Pharmaceuticals, Inc. (x)*	1,312	17,869
BioCryst Pharmaceuticals, Inc. (x)*	4,256	26,940
BioSpecifics Technologies Corp.*	308	17,156
BioTime, Inc. (x)*	4,411	15,924
Bluebird Bio, Inc.*	2,540	156,718
Blueprint Medicines Corp.*	1,264	35,455
Cara Therapeutics, Inc. (x)*	1,369	12,718
Celldex Therapeutics, Inc. (x)*	6,457	22,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Cellular Biomedicine Group, Inc. (x)*	693	$9,078
ChemoCentryx, Inc.*	1,355	10,027
Chimerix, Inc.*	3,003	13,814
Cidara Therapeutics, Inc. (x)*	642	6,677
Clovis Oncology, Inc. (x)*	2,009	89,240
Coherus Biosciences, Inc.*	1,869	52,612
Concert Pharmaceuticals, Inc.*	993	10,218
Corvus Pharmaceuticals, Inc.*	191	2,731
Curis, Inc.*	6,923	21,323
Cytokinetics, Inc.*	2,223	27,009
CytomX Therapeutics, Inc.*	1,264	13,891
CytRx Corp.*	4,291	1,597
Dimension Therapeutics, Inc.*	725	3,154
Dynavax Technologies Corp. (x)*	2,394	9,456
Eagle Pharmaceuticals, Inc. (x)*	534	42,368
Edge Therapeutics, Inc.*	1,000	12,500
Editas Medicine, Inc. (x)*	434	7,044
Eiger BioPharmaceuticals, Inc.*	204	2,377
Emergent BioSolutions, Inc.*	2,077	68,209
Enanta Pharmaceuticals, Inc.*	1,050	35,175
Epizyme, Inc.*	2,402	29,064
Esperion Therapeutics, Inc. (x)*	845	10,579
Exact Sciences Corp. (x)*	6,723	89,819
Exelixis, Inc.*	14,517	216,448
FibroGen, Inc. (x)*	3,376	72,246
Five Prime Therapeutics, Inc.*	1,725	86,440
Flexion Therapeutics, Inc.*	1,637	31,136
Fortress Biotech, Inc.*	2,082	5,621
Foundation Medicine, Inc. (x)*	845	14,957
Galena Biopharma, Inc. (x)*	568	1,102
Genomic Health, Inc.*	1,152	33,857
Geron Corp. (x)*	9,172	18,986
Global Blood Therapeutics, Inc. (x)*	1,056	15,259
GlycoMimetics, Inc. (x)*	602	3,672
Halozyme Therapeutics, Inc.*	6,936	68,528
Heron Therapeutics, Inc. (x)*	2,022	26,488
Idera Pharmaceuticals, Inc. (x)*	5,384	8,076
Ignyta, Inc.*	1,977	10,478
Immune Design Corp.*	794	4,367
ImmunoGen, Inc. (x)*	5,644	11,514
Immunomedics, Inc. (x)*	6,072	22,284
Infinity Pharmaceuticals, Inc.*	3,162	4,269
Inotek Pharmaceuticals Corp. (x)*	1,078	6,576
Inovio Pharmaceuticals, Inc. (x)*	4,386	30,439
Insmed, Inc.*	3,993	52,827
Insys Therapeutics, Inc. (x)*	1,581	14,545
Intellia Therapeutics, Inc. (x)*	440	5,768
Invitae Corp.*	1,713	13,601
Ironwood Pharmaceuticals, Inc.*	8,260	126,295
Karyopharm Therapeutics, Inc.*	1,480	13,912
Keryx Biopharmaceuticals, Inc. (x)*	5,046	29,570
Kite Pharma, Inc. (x)*	2,503	112,235
La Jolla Pharmaceutical Co.*	933	16,355
Lexicon Pharmaceuticals, Inc. (x)*	2,691	37,217
Ligand Pharmaceuticals, Inc. (x)*	1,220	123,964
Lion Biotechnologies, Inc. (x)*	3,710	25,785
Loxo Oncology, Inc. (x)*	846	27,169
MacroGenics, Inc.*	2,027	41,432

MannKind Corp. (x)*	20,463	$13,029
MediciNova, Inc. (x)*	1,842	11,107
Merrimack Pharmaceuticals, Inc. (x)*	7,765	31,681
MiMedx Group, Inc. (x)*	6,560	58,122
Minerva Neurosciences, Inc. (x)*	1,243	14,605
Mirati Therapeutics, Inc.*	773	3,672
Momenta Pharmaceuticals, Inc.*	3,998	60,170
Myriad Genetics, Inc.*	4,303	71,731
NantKwest, Inc. (x)*	1,006	5,754
Natera, Inc.*	1,640	19,204
NewLink Genetics Corp.*	1,371	14,094
Novavax, Inc. (x)*	17,216	21,692
OncoMed Pharmaceuticals, Inc.*	1,351	10,416
Ophthotech Corp. (x)*	1,947	9,404
Organovo Holdings, Inc. (x)*	6,115	20,730
Osiris Therapeutics, Inc. (x)*	1,339	6,574
Otonomy, Inc.*	1,514	24,073
OvaScience, Inc. (x)*	1,952	2,987
PDL BioPharma, Inc.	10,446	22,146
Pfenex, Inc.*	1,004	9,106
PharmAthene, Inc.*	3,889	12,639
Portola Pharmaceuticals, Inc.*	3,121	70,035
Progenics Pharmaceuticals, Inc.*	4,525	39,096
Protagonist Therapeutics, Inc. (x)*	481	10,577
Proteostasis Therapeutics, Inc. (x)*	390	4,781
Prothena Corp. plc*	2,218	109,103
PTC Therapeutics, Inc.*	2,200	24,002
Puma Biotechnology, Inc.*	1,771	54,370
Radius Health, Inc.*	1,972	74,995
REGENXBIO, Inc.*	1,252	23,225
Regulus Therapeutics, Inc.*	2,422	5,450
Repligen Corp.*	2,147	66,171
Retrophin, Inc.*	2,306	43,653
Rigel Pharmaceuticals, Inc.*	5,766	13,723
Sage Therapeutics, Inc.*	1,911	97,576
Sangamo BioSciences, Inc.*	4,502	13,731
Sarepta Therapeutics, Inc.*	3,175	87,090
Selecta Biosciences, Inc.*	323	5,539
Seres Therapeutics, Inc. (x)*	1,130	11,187
Sorrento Therapeutics, Inc. (x)*	1,750	8,575
Spark Therapeutics, Inc. (x)*	1,222	60,978
Spectrum Pharmaceuticals, Inc.*	5,316	23,550
Stemline Therapeutics, Inc.*	1,125	12,038
Syndax Pharmaceuticals, Inc.*	278	1,993
Synergy Pharmaceuticals, Inc.*	11,538	70,266
Synthetic Biologics, Inc. (x)*	4,677	3,567
T2 Biosystems, Inc. (x)*	879	4,624
TESARO, Inc. (x)*	1,787	240,316
TG Therapeutics, Inc.*	2,292	10,658
Tokai Pharmaceuticals, Inc. (x)*	665	650
Trevena, Inc.*	2,820	16,582
Trovagene, Inc.*	2,035	4,274
Ultragenyx Pharmaceutical, Inc. (x)*	2,303	161,924
Vanda Pharmaceuticals, Inc.*	2,347	37,435
Versartis, Inc.*	1,887	28,116
Vital Therapies, Inc. (x)*	1,513	6,582
Voyager Therapeutics, Inc. (x)*	727	9,262
vTv Therapeutics, Inc., Class A*	331	1,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

XBiotech, Inc. (x)*	1,101	$11,142
Xencor, Inc.*	2,200	57,904
Zafgen, Inc.*	1,162	3,695
ZIOPHARM Oncology, Inc. (x)*	7,727	41,339

		5,069,364

Health Care Equipment & Supplies (2.9%)
Abaxis, Inc.	1,411	74,458
Accuray, Inc. (x)*	5,175	23,805
Analogic Corp.	780	64,701
AngioDynamics, Inc.*	1,616	27,262
Anika Therapeutics, Inc.*	881	43,134
AtriCure, Inc.*	1,859	36,381
Atrion Corp.	88	44,634
Avinger, Inc.*	664	2,457
AxoGen, Inc.*	1,489	13,401
Cantel Medical Corp.	2,291	180,415
Cardiovascular Systems, Inc.*	2,056	49,776
Cerus Corp.*	6,200	26,970
ConforMIS, Inc. (x)*	2,242	18,160
CONMED Corp.	1,734	76,591
Corindus Vascular Robotics, Inc. (x)*	3,137	2,191
CryoLife, Inc.*	1,982	37,955
Cutera, Inc.*	681	11,815
Cynosure, Inc., Class A*	1,516	69,130
Endologix, Inc. (x)*	5,166	29,550
Entellus Medical, Inc. (x)*	421	7,986
Exactech, Inc.*	656	17,909
GenMark Diagnostics, Inc.*	2,667	32,644
Glaukos Corp.*	1,062	36,427
Globus Medical, Inc., Class A*	4,476	111,050
Haemonetics Corp.*	3,285	132,057
Halyard Health, Inc.*	2,960	109,461
Hill-Rom Holdings, Inc.	47,400	2,661,035
ICU Medical, Inc.*	940	138,509
Inogen, Inc.*	1,043	70,058
Insulet Corp.*	3,685	138,851
Integer Holdings Corp.*	1,950	57,428
Integra LifeSciences Holdings Corp.*	1,933	165,832
Invacare Corp.	2,151	28,071
InVivo Therapeutics Holdings Corp. (x)*	1,892	7,946
iRadimed Corp. (x)*	201	2,231
iRhythm Technologies, Inc.*	326	9,780
IRIDEX Corp. (x)*	464	6,524
K2M Group Holdings, Inc.*	1,625	32,565
LeMaitre Vascular, Inc.	824	20,880
Masimo Corp.*	2,617	176,385
Meridian Bioscience, Inc.	2,641	46,746
Merit Medical Systems, Inc.*	2,663	70,570
Natus Medical, Inc.*	2,103	73,184
Neogen Corp.*	2,295	151,470
Nevro Corp.*	1,538	111,751
Novocure Ltd. (x)*	3,203	25,144
NuVasive, Inc.*	3,168	213,395
NxStage Medical, Inc.*	3,969	104,027
OraSure Technologies, Inc.*	3,559	31,248
Orthofix International NV*	1,097	39,689
Oxford Immunotec Global plc*	1,420	21,229
Penumbra, Inc.*	1,625	103,675

Quidel Corp.*	1,699	$36,393
Rockwell Medical, Inc.*	2,985	19,552
RTI Surgical, Inc.*	3,557	11,560
Second Sight Medical Products, Inc. (x)*	979	1,929
Senseonics Holdings, Inc. (x)*	1,707	4,558
Spectranetics Corp. (The)*	2,723	66,714
STAAR Surgical Co. (x)*	2,458	26,669
STERIS plc	39,600	2,668,643
Surmodics, Inc.*	845	21,463
Tandem Diabetes Care, Inc. (x)*	1,252	2,692
TransEnterix, Inc. (x)*	4,288	5,574
Utah Medical Products, Inc.	248	18,042
Vascular Solutions, Inc.*	1,045	58,625
Veracyte, Inc.*	933	7,221
Wright Medical Group NV*	6,575	151,094
Zeltiq Aesthetics, Inc.*	2,265	98,573

		8,987,845

Health Care Providers & Services (0.8%)
AAC Holdings, Inc. (x)*	563	4,076
Aceto Corp.	1,880	41,304
Addus HomeCare Corp.*	443	15,527
Adeptus Health, Inc., Class A (x)*	909	6,945
Air Methods Corp.*	2,101	66,917
Almost Family, Inc.*	518	22,844
Amedisys, Inc.*	1,774	75,626
American Renal Associates Holdings, Inc.*	559	11,896
AMN Healthcare Services, Inc.*	3,030	116,504
BioScrip, Inc. (x)*	7,215	7,504
BioTelemetry, Inc.*	1,729	38,643
Capital Senior Living Corp.*	1,777	28,521
Chemed Corp.	1,016	162,976
Civitas Solutions, Inc.*	963	19,164
Community Health Systems, Inc.*	7,050	39,410
CorVel Corp.*	629	23,021
Cross Country Healthcare, Inc.*	2,082	32,500
Diplomat Pharmacy, Inc. (x)*	2,923	36,830
Ensign Group, Inc. (The)	3,066	68,096
Genesis Healthcare, Inc.*	2,594	11,025
HealthEquity, Inc.*	2,758	111,754
HealthSouth Corp.	5,654	233,170
Healthways, Inc.*	2,018	45,910
Kindred Healthcare, Inc.	5,353	42,021
Landauer, Inc.	622	29,918
LHC Group, Inc.*	957	43,735
Magellan Health, Inc.*	1,454	109,414
Molina Healthcare, Inc.*	2,700	146,502
National HealthCare Corp.	713	54,038
National Research Corp., Class A	718	13,642
Nobilis Health Corp. (x)*	3,490	7,329
Owens & Minor, Inc.	3,936	138,901
PharMerica Corp.*	1,908	47,986
Providence Service Corp. (The)*	828	31,505
Quorum Health Corp.*	1,887	13,718
RadNet, Inc.*	2,436	15,712
Select Medical Holdings Corp.*	6,811	90,246
Surgery Partners, Inc.*	1,188	18,830
Surgical Care Affiliates, Inc.*	1,719	79,538
Team Health Holdings, Inc.*	4,270	185,531
Teladoc, Inc. (x)*	1,304	21,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Triple-S Management Corp., Class B*	1,479	$30,615
U.S. Physical Therapy, Inc.	744	52,229
Universal American Corp.*	2,558	25,452

		2,418,541

Health Care Technology (0.2%)
Castlight Health, Inc., Class B*	2,370	11,732
Computer Programs & Systems, Inc. (x)	731	17,252
Cotiviti Holdings, Inc. (x)*	833	28,655
Evolent Health, Inc., Class A (x)*	1,035	15,318
HealthStream, Inc.*	1,646	41,232
HMS Holdings Corp.*	5,399	98,046
Medidata Solutions, Inc.*	3,516	174,639
NantHealth, Inc.*	420	4,175
Omnicell, Inc.*	2,268	76,885
Quality Systems, Inc.*	3,107	40,857
Vocera Communications, Inc.*	1,648	30,472

		539,263

Life Sciences Tools & Services (1.2%)
Accelerate Diagnostics, Inc. (x)*	1,346	27,930
Albany Molecular Research, Inc. (x)*	1,628	30,541
Cambrex Corp.*	2,041	110,112
ChromaDex Corp.*	1,838	6,084
Enzo Biochem, Inc.*	2,476	17,183
Fluidigm Corp.*	1,806	13,148
Gerresheimer AG	38,800	2,884,319
INC Research Holdings, Inc., Class A*	2,652	139,495
Luminex Corp.*	2,526	51,101
Medpace Holdings, Inc.*	516	18,612
NanoString Technologies, Inc.*	810	18,063
NeoGenomics, Inc.*	3,432	29,412
Pacific Biosciences of California, Inc. (x)*	4,847	18,419
PAREXEL International Corp.*	3,315	217,862
PRA Health Sciences, Inc.*	1,555	85,712

		3,667,993

Pharmaceuticals (0.6%)
AcelRx Pharmaceuticals, Inc. (x)*	2,219	5,769
Aclaris Therapeutics, Inc. (x)*	649	17,614
Aerie Pharmaceuticals, Inc.*	1,793	67,865
Agile Therapeutics, Inc.*	769	4,383
Amphastar Pharmaceuticals, Inc.*	2,266	41,740
Ampio Pharmaceuticals, Inc. (x)*	2,740	2,467
ANI Pharmaceuticals, Inc.*	505	30,613
Aratana Therapeutics, Inc.*	2,095	15,042
Axsome Therapeutics, Inc. (x)*	656	4,428
Bio-Path Holdings, Inc.*	5,189	7,005
Catalent, Inc.*	6,372	171,789
Cempra, Inc.*	2,803	7,848
Clearside Biomedical, Inc.*	522	4,667
Collegium Pharmaceutical, Inc. (x)*	1,003	15,617
Corcept Therapeutics, Inc.*	4,716	34,238
Depomed, Inc.*	3,907	70,404
Dermira, Inc.*	1,551	47,042
Durect Corp.*	8,128	10,892

Egalet Corp. (x)*	1,331	$10,182
Endocyte, Inc.*	2,436	6,212
Flex Pharma, Inc.*	656	3,464
Heska Corp.*	389	27,852
Horizon Pharma plc*	10,297	166,605
Impax Laboratories, Inc.*	4,679	61,997
Innoviva, Inc. (x)*	5,272	56,410
Intersect ENT, Inc.*	1,618	19,578
Intra-Cellular Therapies, Inc. (x)*	2,191	33,062
Lannett Co., Inc. (x)*	1,773	39,095
Lipocine, Inc. (x)*	1,035	3,809
Medicines Co. (The) (x)*	4,308	146,214
MyoKardia, Inc.*	692	8,961
Nektar Therapeutics*	9,010	110,553
Neos Therapeutics, Inc. (x)*	849	4,967
Ocular Therapeutix, Inc. (x)*	1,025	8,579
Omeros Corp. (x)*	2,464	24,443
Pacira Pharmaceuticals, Inc.*	2,316	74,807
Paratek Pharmaceuticals, Inc.*	1,383	21,298
Phibro Animal Health Corp., Class A	1,192	34,926
Prestige Brands Holdings, Inc.*	3,342	174,118
Reata Pharmaceuticals, Inc., Class A (x)*	359	7,837
Revance Therapeutics, Inc. (x)*	1,203	24,902
SciClone Pharmaceuticals, Inc.*	3,190	34,452
Sucampo Pharmaceuticals, Inc., Class A*	1,337	18,116
Supernus Pharmaceuticals, Inc.*	2,995	75,624
Teligent, Inc. (x)*	2,726	18,019
Tetraphase Pharmaceuticals, Inc.*	2,332	9,398
TherapeuticsMD, Inc. (x)*	9,591	55,340
Theravance Biopharma, Inc. (x)*	2,472	78,807
Titan Pharmaceuticals, Inc. (x)*	1,172	4,688
WaVe Life Sciences Ltd.*	461	12,055
Zogenix, Inc. (x)*	1,339	16,269

		1,952,062

Total Health Care		22,635,068

Industrials (19.5%)
Aerospace & Defense (2.7%)
AAR Corp.	121,369	4,011,245
Aerojet Rocketdyne Holdings, Inc.*	3,888	69,790
Aerovironment, Inc.*	1,269	34,047
Astronics Corp.*	1,235	41,792
Cubic Corp.	29,614	1,419,991
Curtiss-Wright Corp.	2,782	273,638
DigitalGlobe, Inc.*	3,990	114,314
Ducommun, Inc.*	691	17,662
Engility Holdings, Inc.*	1,143	38,519
Esterline Technologies Corp.*	16,957	1,512,564
KEYW Holding Corp. (The) (x)*	2,274	26,810
KLX, Inc.*	3,372	152,111
Kratos Defense & Security Solutions, Inc.*	3,176	23,502
Mercury Systems, Inc.*	2,498	75,490
Moog, Inc., Class A*	2,000	131,360
National Presto Industries, Inc.	310	32,984
Sparton Corp.*	589	14,048
TASER International, Inc.*	3,308	80,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Teledyne Technologies, Inc.*	2,124	$261,252
Triumph Group, Inc.	3,146	83,369
Vectrus, Inc.*	674	16,075

		8,430,749

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	3,211	51,248
Atlas Air Worldwide Holdings, Inc.*	1,568	81,771
Echo Global Logistics, Inc.*	1,915	47,971
Forward Air Corp.	1,897	89,880
Hub Group, Inc., Class A*	2,133	93,319
Park-Ohio Holdings Corp.	565	24,069
Radiant Logistics, Inc.*	2,170	8,463
XPO Logistics, Inc.*	6,193	267,289

		664,010

Airlines (0.8%)
Allegiant Travel Co.	828	137,779
Hawaiian Holdings, Inc.*	3,326	189,582
SkyWest, Inc.	3,108	113,287
Spirit Airlines, Inc.*	37,600	2,175,536

		2,616,184

Building Products (3.1%)
AAON, Inc.	2,554	84,410
Advanced Drainage Systems, Inc.	2,231	45,959
American Woodmark Corp.*	891	67,048
Apogee Enterprises, Inc.	1,776	95,123
Armstrong Flooring, Inc.*	52,989	1,055,011
Builders FirstSource, Inc.*	5,367	58,876
Caesarstone Ltd. (x)*	1,515	43,405
Continental Building Products, Inc.*	2,260	52,206
CSW Industrials, Inc.*	911	33,570
Gibraltar Industries, Inc.*	39,660	1,651,839
Griffon Corp.	43,769	1,146,748
Insteel Industries, Inc.	14,694	523,694
Masonite International Corp.*	1,892	124,494
NCI Building Systems, Inc.*	1,722	26,949
Patrick Industries, Inc.*	933	71,188
PGT Innovations, Inc.*	3,160	36,182
Ply Gem Holdings, Inc.*	1,385	22,506
Quanex Building Products Corp.	2,186	44,376
Simpson Manufacturing Co., Inc.	50,293	2,200,318
Trex Co., Inc.*	1,865	120,106
Universal Forest Products, Inc.	16,171	1,652,352

		9,156,360

Commercial Services & Supplies (1.9%)
ABM Industries, Inc.	3,484	142,287
ACCO Brands Corp.*	6,770	88,349
Advanced Disposal Services, Inc.*	1,076	23,909
Aqua Metals, Inc. (x)*	657	8,613
ARC Document Solutions, Inc.*	2,500	12,700
Brady Corp., Class A	2,941	110,435
Brink’s Co. (The)	2,821	116,366
Casella Waste Systems, Inc., Class A*	2,221	27,563
CECO Environmental Corp.	1,795	25,040
Deluxe Corp.	3,029	216,906

Ennis, Inc.	1,686	$29,252
Essendant, Inc.	2,315	48,384
G&K Services, Inc., Class A	1,234	119,019
Healthcare Services Group, Inc.	4,403	172,465
Heritage-Crystal Clean, Inc.*	896	14,067
Herman Miller, Inc.	3,775	129,105
HNI Corp.	2,842	158,925
InnerWorkings, Inc.*	2,347	23,118
Interface, Inc.	4,029	74,738
Kimball International, Inc., Class B	2,202	38,667
Knoll, Inc.	3,005	83,930
Matthews International Corp., Class A	2,049	157,466
McGrath RentCorp	50,141	1,965,025
Mobile Mini, Inc.	2,835	85,759
MSA Safety, Inc.	17,482	1,212,026
Multi-Color Corp.	873	67,745
NL Industries, Inc.*	460	3,749
Quad/Graphics, Inc.	1,790	48,115
SP Plus Corp.*	1,086	30,571
Steelcase, Inc., Class A	5,481	98,110
Team, Inc.*	1,843	72,338
Tetra Tech, Inc.	3,651	157,541
TRC Cos., Inc.*	1,195	12,667
U.S. Ecology, Inc.	1,376	67,630
UniFirst Corp.	946	135,893
Viad Corp.	1,299	57,286
VSE Corp.	544	21,129
West Corp.	2,801	69,353

		5,926,241

Construction & Engineering (1.9%)
Aegion Corp.*	2,206	52,282
Ameresco, Inc., Class A*	1,393	7,662
Argan, Inc.	4,445	313,595
Comfort Systems USA, Inc.	2,366	78,788
Dycom Industries, Inc. (x)*	1,928	154,799
EMCOR Group, Inc.	38,708	2,738,978
Granite Construction, Inc.	36,511	2,008,105
Great Lakes Dredge & Dock Corp.*	3,766	15,817
HC2 Holdings, Inc.*	2,032	12,050
IES Holdings, Inc.*	494	9,460
Layne Christensen Co. (x)*	1,105	12,011
MasTec, Inc.*	4,197	160,535
MYR Group, Inc.*	935	35,231
NV5 Global, Inc.*	475	15,865
Orion Group Holdings, Inc.*	1,821	18,119
Primoris Services Corp.	2,578	58,727
Tutor Perini Corp.*	2,414	67,592

		5,759,616

Electrical Equipment (1.1%)
Allied Motion Technologies, Inc.	442	9,454
American Superconductor Corp. (x)*	702	5,174
Atkore International Group, Inc.*	769	18,387
AZZ, Inc.	1,655	105,755
Babcock & Wilcox Enterprises, Inc.*	2,910	48,277
Encore Wire Corp.	2,362	102,393

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Energous Corp.*	928	$15,637
EnerSys	28,137	2,197,499
FuelCell Energy, Inc. (x)*	1,467	2,567
Generac Holdings, Inc.*	4,122	167,930
General Cable Corp.	2,963	56,445
LSI Industries, Inc.	1,357	13,217
Plug Power, Inc. (x)*	10,763	12,916
Powell Industries, Inc.	566	22,074
Power Solutions International, Inc.*	336	2,520
Preformed Line Products Co.	184	10,694
Regal Beloit Corp.	7,255	502,408
Sunrun, Inc. (x)*	3,986	21,166
Thermon Group Holdings, Inc.*	1,945	37,130
TPI Composites, Inc.*	381	6,111
Vicor Corp.*	1,125	16,988

		3,374,742

Industrial Conglomerates (0.9%)
Carlisle Cos., Inc.	25,200	2,779,308
Raven Industries, Inc.	2,278	57,406

		2,836,714

Machinery (4.7%)
Actuant Corp., Class A	3,778	98,039
Alamo Group, Inc.	585	44,519
Albany International Corp., Class A	1,822	84,359
Altra Industrial Motion Corp.	1,617	59,667
American Railcar Industries, Inc. (x)	469	21,241
Astec Industries, Inc.	35,145	2,370,882
Barnes Group, Inc.	3,144	149,088
Blue Bird Corp.*	335	5,176
Briggs & Stratton Corp.	2,754	61,304
Chart Industries, Inc.*	1,945	70,059
CIRCOR International, Inc.	1,061	68,838
CLARCOR, Inc.	2,989	246,503
Columbus McKinnon Corp.	1,286	34,773
DMC Global, Inc.	836	13,251
Douglas Dynamics, Inc.	1,448	48,725
Energy Recovery, Inc. (x)*	2,192	22,687
EnPro Industries, Inc.	1,353	91,138
ESCO Technologies, Inc.	1,594	90,300
ExOne Co. (The) (x)*	759	7,089
Federal Signal Corp.	18,810	293,624
Franklin Electric Co., Inc.	12,414	482,905
FreightCar America, Inc.	850	12,691
Gencor Industries, Inc.*	453	7,112
Global Brass & Copper Holdings, Inc.	1,292	44,316
Gorman-Rupp Co. (The)	1,132	35,035
Graham Corp.	701	15,527
Greenbrier Cos., Inc. (The) (x)	1,731	71,923
Hardinge, Inc.	692	7,667
Harsco Corp.	5,091	69,238
Hillenbrand, Inc.	15,678	601,251
Hurco Cos., Inc.	436	14,432
Hyster-Yale Materials Handling, Inc.	621	39,601
John Bean Technologies Corp.	1,863	160,125
Joy Global, Inc.	6,196	173,488

Kadant, Inc.	718	$43,942
Kennametal, Inc.	41,935	1,310,888
Lindsay Corp. (x)	10,049	749,756
Lydall, Inc.*	1,045	64,633
Manitowoc Co., Inc. (The)*	8,079	48,312
Meritor, Inc.*	5,139	63,826
Milacron Holdings Corp.*	981	18,276
Miller Industries, Inc.	699	18,489
Mueller Industries, Inc.	52,860	2,112,286
Mueller Water Products, Inc., Class A	186,955	2,488,371
Navistar International Corp.*	3,056	95,867
NN, Inc.	1,574	29,985
Omega Flex, Inc.	203	11,319
Proto Labs, Inc. (x)*	1,578	81,030
RBC Bearings, Inc.*	1,455	135,039
Rexnord Corp.*	5,311	104,042
SPX Corp.*	2,554	60,581
SPX FLOW, Inc.*	2,081	66,717
Standex International Corp.	802	70,456
Sun Hydraulics Corp.	1,472	58,836
Supreme Industries, Inc., Class A	811	12,733
Tennant Co.	1,060	75,472
Titan International, Inc. (x)	2,769	31,040
TriMas Corp.*	2,862	67,257
Wabash National Corp.	4,032	63,786
Watts Water Technologies, Inc., Class A	6,782	442,186
Woodward, Inc.	3,337	230,420

		14,172,118

Marine (0.0%)
Costamare, Inc.	1,622	9,083
Matson, Inc.	2,755	97,499
Scorpio Bulkers, Inc.*	3,470	17,524

		124,106

Professional Services (0.8%)
Acacia Research Corp.	3,153	20,495
Advisory Board Co. (The)*	2,618	87,049
Barrett Business Services, Inc.	416	26,666
CBIZ, Inc.*	3,021	41,388
CEB, Inc.	2,013	121,988
Cogint, Inc. (x)*	928	3,202
CRA International, Inc.	592	21,667
Exponent, Inc.	1,614	97,324
Franklin Covey Co.*	513	10,337
FTI Consulting, Inc.*	2,655	119,687
GP Strategies Corp.*	835	23,881
Heidrick & Struggles International, Inc.	1,203	29,052
Hill International, Inc.*	2,639	11,480
Huron Consulting Group, Inc.*	20,592	1,042,984
ICF International, Inc.*	1,144	63,149
Insperity, Inc.	994	70,524
Kelly Services, Inc., Class A	1,881	43,113
Kforce, Inc.	1,607	37,122
Korn/Ferry International	3,658	107,655
Mistras Group, Inc.*	1,103	28,325
Navigant Consulting, Inc.*	3,017	78,985
On Assignment, Inc.*	3,234	142,812
Resources Connection, Inc.	2,239	43,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

RPX Corp.*	3,329	$35,953
TriNet Group, Inc.*	2,689	68,892
TrueBlue, Inc.*	2,681	66,087
WageWorks, Inc.*	2,335	169,287

		2,612,205

Road & Rail (1.0%)
ArcBest Corp.	1,558	43,079
Celadon Group, Inc.	1,780	12,727
Covenant Transportation Group, Inc., Class A*	672	12,996
Heartland Express, Inc. (x)	2,949	60,042
Knight Transportation, Inc.	4,264	140,926
Marten Transport Ltd.	1,407	32,783
P.A.M. Transportation Services, Inc.*	205	5,326
Roadrunner Transportation Systems, Inc.*	1,793	18,629
Saia, Inc.*	56,429	2,491,341
Swift Transportation Co. (x)*	4,787	116,611
Universal Logistics Holdings, Inc.	572	9,352
USA Truck, Inc.*	488	4,250
Werner Enterprises, Inc.	2,772	74,705
YRC Worldwide, Inc.*	2,183	28,990

		3,051,757

Trading Companies & Distributors (0.4%)
Aircastle Ltd.	3,064	63,884
Applied Industrial Technologies, Inc.	2,272	134,957
Beacon Roofing Supply, Inc.*	3,761	173,269
BMC Stock Holdings, Inc.*	3,533	68,894
CAI International, Inc.*	1,076	9,329
DXP Enterprises, Inc.*	903	31,370
GATX Corp. (x)	2,564	157,891
GMS, Inc.*	463	13,557
H&E Equipment Services, Inc.	1,918	44,594
Kaman Corp.	1,696	82,985
Lawson Products, Inc.*	383	9,115
MRC Global, Inc.*	6,006	121,682
Neff Corp., Class A*	741	10,448
NOW, Inc.*	6,812	139,442
Real Industry, Inc.*	1,727	10,535
Rush Enterprises, Inc., Class A*	1,833	58,472
Rush Enterprises, Inc., Class B*	364	11,237
SiteOne Landscape Supply, Inc.*	740	25,700
Textainer Group Holdings Ltd. (x)	1,283	9,558
Titan Machinery, Inc.*	1,223	17,819
Triton International Ltd.	2,625	41,475
Univar, Inc.*	2,736	77,620
Veritiv Corp.*	532	28,595
Willis Lease Finance Corp.*	267	6,830

		1,349,258

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,541	52,938

Total Industrials		60,126,998

Information Technology (10.4%)
Communications Equipment (1.2%)
ADTRAN, Inc.	3,037	67,877
Aerohive Networks, Inc.*	1,598	9,109

Applied Optoelectronics, Inc.*	1,143	$26,792
Bel Fuse, Inc., Class B	595	18,386
Black Box Corp.	1,075	16,394
CalAmp Corp.*	2,240	32,480
Calix, Inc.*	2,763	21,275
Ciena Corp.*	8,654	211,236
Clearfield, Inc.*	765	15,836
Comtech Telecommunications Corp.	1,585	18,782
Digi International, Inc.*	1,598	21,973
EMCORE Corp.	1,204	10,475
Extreme Networks, Inc.*	6,390	32,142
Finisar Corp.*	6,787	205,441
Harmonic, Inc.*	4,271	21,355
Infinera Corp.*	8,969	76,147
InterDigital, Inc.	2,194	200,422
Ixia*	4,068	65,495
KVH Industries, Inc.*	1,099	12,968
Lumentum Holdings, Inc.*	3,220	124,453
NETGEAR, Inc.*	2,070	112,505
NetScout Systems, Inc.*	54,706	1,723,238
Oclaro, Inc.*	6,985	62,516
Plantronics, Inc.	2,116	115,872
ShoreTel, Inc.*	4,291	30,681
Silicom Ltd.	350	14,382
Sonus Networks, Inc.*	3,091	19,473
Ubiquiti Networks, Inc.*	1,662	96,064
ViaSat, Inc.*	3,116	206,341
Viavi Solutions, Inc.*	14,950	122,291

		3,712,401

Electronic Equipment, Instruments & Components (1.6%)
Agilysys, Inc.*	989	10,246
Anixter International, Inc.*	1,815	147,106
AVX Corp.	2,987	46,687
Badger Meter, Inc.	1,796	66,362
Belden, Inc.	2,638	197,243
Benchmark Electronics, Inc.*	3,086	94,123
Coherent, Inc.*	1,529	210,062
Control4 Corp.*	1,460	14,892
CTS Corp.	1,940	43,456
Daktronics, Inc.	2,484	26,579
Electro Scientific Industries, Inc.*	1,652	9,780
ePlus, Inc.*	404	46,541
Fabrinet*	2,204	88,821
FARO Technologies, Inc.*	1,043	37,548
II-VI, Inc.*	3,793	112,462
Insight Enterprises, Inc.*	2,287	92,486
InvenSense, Inc.*	5,062	64,743
Itron, Inc.*	2,138	134,373
Kimball Electronics, Inc.*	1,833	33,361
Knowles Corp.*	5,629	94,061
Littelfuse, Inc.	1,393	211,416
Maxwell Technologies, Inc.*	1,926	9,861
Mesa Laboratories, Inc.	191	23,445
Methode Electronics, Inc.	2,251	93,079
MTS Systems Corp.	967	54,829
Novanta, Inc.*	2,036	42,756
OSI Systems, Inc.*	1,121	85,331
Park Electrochemical Corp.	1,294	24,133
PC Connection, Inc.	711	19,972
Plexus Corp.*	2,103	113,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

RadiSys Corp.*	2,248	$9,959
Rogers Corp.*	12,341	947,912
Sanmina Corp.*	4,616	169,176
ScanSource, Inc.*	1,607	64,842
SYNNEX Corp.	1,845	223,282
Systemax, Inc.	797	6,990
Tech Data Corp.*	2,193	185,703
TTM Technologies, Inc.*	4,586	62,507
Universal Display Corp.*	2,651	149,251
Vishay Intertechnology, Inc. (x)	8,587	139,109
Vishay Precision Group, Inc.*	852	16,103
Zebra Technologies Corp., Class A*	8,600	737,536

		4,961,770

Internet Software & Services (0.8%)
2U, Inc.*	2,346	70,732
Alarm.com Holdings, Inc.*	655	18,229
Amber Road, Inc.*	1,207	10,960
Angie’s List, Inc. (x)*	2,747	22,608
Appfolio, Inc., Class A*	475	11,329
Autobytel, Inc.*	534	7,182
Bankrate, Inc.*	3,063	33,846
Bazaarvoice, Inc.*	5,178	25,113
Benefitfocus, Inc. (x)*	824	24,473
Blucora, Inc.*	2,489	36,713
Box, Inc., Class A (x)*	3,112	43,132
Brightcove, Inc.*	1,651	13,291
Carbonite, Inc.*	1,101	18,056
Care.com, Inc.*	1,050	8,999
ChannelAdvisor Corp.*	1,378	19,774
Cimpress NV (x)*	1,611	147,583
comScore, Inc.*	3,051	96,351
Cornerstone OnDemand, Inc.*	3,231	136,703
Coupa Software, Inc.*	426	10,654
DHI Group, Inc.*	3,162	19,763
EarthLink Holdings Corp.	6,705	37,816
Endurance International Group Holdings, Inc. (x)*	3,832	35,638
Envestnet, Inc.*	2,645	93,236
Five9, Inc.*	2,116	30,026
Global Sources Ltd.*	501	4,434
Gogo, Inc. (x)*	3,483	32,113
GrubHub, Inc.*	5,101	191,899
GTT Communications, Inc.*	1,612	46,345
Hortonworks, Inc. (x)*	2,554	21,224
Instructure, Inc.*	661	12,923
Intralinks Holdings, Inc.*	2,585	34,949
j2 Global, Inc.	2,951	241,391
Limelight Networks, Inc.*	4,199	10,581
Liquidity Services, Inc.*	1,457	14,206
LivePerson, Inc.*	3,663	27,656
LogMeIn, Inc.	1,590	153,514
Marchex, Inc., Class B*	2,188	5,798
MeetMe, Inc.*	2,629	12,961
MINDBODY, Inc., Class A (x)*	913	19,447
New Relic, Inc.*	1,407	39,748
NIC, Inc.	3,824	91,394
Numerex Corp., Class A*	811	6,001
Q2 Holdings, Inc.*	1,639	47,285
QuinStreet, Inc.*	2,531	9,517
Quotient Technology, Inc. (x)*	4,093	44,000

RealNetworks, Inc.*	1,654	$8,038
Reis, Inc.	600	13,350
RetailMeNot, Inc.*	2,429	22,590
Rightside Group Ltd.*	705	5,830
Shutterstock, Inc. (x)*	1,175	55,836
SPS Commerce, Inc.*	1,050	73,385
Stamps.com, Inc. (x)*	1,038	119,007
TechTarget, Inc.*	806	6,875
TrueCar, Inc. (x)*	3,453	43,163
Web.com Group, Inc.*	2,721	57,549
WebMD Health Corp.*	2,365	117,233
Xactly Corp.*	1,461	16,071
XO Group, Inc.*	1,722	33,493

		2,612,013

IT Services (0.8%)
Acxiom Corp.*	4,958	132,874
ALJ Regional Holdings, Inc.*	1,158	5,084
Blackhawk Network Holdings, Inc.*	3,509	132,202
CACI International, Inc., Class A*	1,530	190,179
Cardtronics plc, Class A*	2,844	155,197
Cass Information Systems, Inc.	687	50,543
Convergys Corp.	5,569	136,775
CSG Systems International, Inc.	2,026	98,058
Datalink Corp.*	1,434	16,147
EPAM Systems, Inc.*	3,065	197,110
EVERTEC, Inc.	3,949	70,095
ExlService Holdings, Inc.*	2,072	104,512
Forrester Research, Inc.	653	28,046
Hackett Group, Inc. (The)	1,576	27,832
Information Services Group, Inc.*	1,996	7,265
Lionbridge Technologies, Inc.*	3,681	21,350
ManTech International Corp., Class A	1,573	66,459
MAXIMUS, Inc.	4,012	223,829
MoneyGram International, Inc.*	2,033	24,010
NCI, Inc., Class A	377	5,259
NeuStar, Inc., Class A*	1,428	47,695
Perficient, Inc.*	2,256	39,457
PFSweb, Inc.*	832	7,072
Planet Payment, Inc.*	2,713	11,069
Science Applications International Corp.	2,675	226,841
ServiceSource International, Inc.*	3,747	21,283
Sykes Enterprises, Inc.*	2,485	71,717
Syntel, Inc.	2,079	41,143
TeleTech Holdings, Inc.	1,103	33,642
Travelport Worldwide Ltd.	7,419	104,608
Unisys Corp. (x)*	3,175	47,466
Virtusa Corp.*	1,782	44,764

		2,389,583

Semiconductors & Semiconductor Equipment (3.7%)
Acacia Communications, Inc. (x)*	334	20,625
Advanced Energy Industries, Inc.*	2,481	135,835
Advanced Micro Devices, Inc.*	47,525	538,934
Alpha & Omega Semiconductor Ltd.*	1,123	23,886
Ambarella, Inc.*	2,047	110,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Amkor Technology, Inc.*	6,117	$64,534
Applied Micro Circuits Corp.*	4,867	40,153
Axcelis Technologies, Inc.*	1,740	25,317
Brooks Automation, Inc.	4,301	73,418
Cabot Microelectronics Corp.	1,514	95,639
Cavium, Inc.*	4,059	253,444
CEVA, Inc.*	1,255	42,105
Cirrus Logic, Inc.*	3,987	225,425
Cohu, Inc.	96,848	1,346,187
Diodes, Inc.*	2,334	59,914
DSP Group, Inc.*	1,552	20,254
Entegris, Inc.*	8,880	158,952
Exar Corp.*	2,391	25,775
FormFactor, Inc.*	4,279	47,925
GigPeak, Inc.*	2,960	7,459
Impinj, Inc. (x)*	354	12,510
Inphi Corp.*	2,571	114,718
Integrated Device Technology, Inc.*	8,470	199,553
Intersil Corp., Class A	8,444	188,301
IXYS Corp.	1,556	18,516
Kopin Corp.*	4,430	12,581
Lattice Semiconductor Corp.*	7,637	56,208
MACOM Technology Solutions Holdings, Inc. (x)*	1,434	66,366
MaxLinear, Inc., Class A*	3,576	77,957
Microsemi Corp.*	7,175	387,235
MKS Instruments, Inc.	44,248	2,628,330
Monolithic Power Systems, Inc.	2,480	203,186
Nanometrics, Inc.*	1,529	38,317
NeoPhotonics Corp.*	1,884	20,366
NVE Corp.	303	21,643
PDF Solutions, Inc.*	1,688	38,064
Photronics, Inc.*	115,612	1,306,416
Power Integrations, Inc.	1,754	119,009
Rambus, Inc.*	6,965	95,908
Rudolph Technologies, Inc.*	1,930	45,066
Semtech Corp.*	4,105	129,513
Sigma Designs, Inc.*	2,234	13,404
Silicon Laboratories, Inc.*	2,581	167,765
Synaptics, Inc.*	2,208	118,305
Tessera Holding Corp.	3,141	138,832
Ultra Clean Holdings, Inc.*	2,238	21,709
Ultratech, Inc.*	1,388	33,284
Veeco Instruments, Inc.*	2,473	72,088
Versum Materials, Inc.*	59,600	1,672,972
Xcerra Corp.*	3,564	27,229

		11,361,936

Software (2.1%)
8x8, Inc.*	5,646	80,738
A10 Networks, Inc.*	2,790	23,185
ACI Worldwide, Inc.*	7,213	130,916
American Software, Inc., Class A	1,687	17,427
Aspen Technology, Inc.*	4,921	269,080
Barracuda Networks, Inc.*	1,403	30,066
Blackbaud, Inc.	2,960	189,440
Blackline, Inc.*	463	12,793
Bottomline Technologies de, Inc.*	2,566	64,201
BroadSoft, Inc.*	1,882	77,633
Callidus Software, Inc.*	3,801	63,857
CommVault Systems, Inc.*	2,482	127,575

Digimarc Corp.*	528	$15,840
Ebix, Inc. (x)	1,584	90,367
Ellie Mae, Inc.*	2,055	171,962
EnerNOC, Inc.*	1,894	11,364
Exa Corp.*	865	13,286
Fair Isaac Corp.	1,953	232,837
Gigamon, Inc.*	2,081	94,790
Globant SA (x)*	1,647	54,927
Glu Mobile, Inc. (x)*	6,591	12,787
Guidance Software, Inc.*	1,375	9,735
HubSpot, Inc.*	1,849	86,903
Imperva, Inc.*	1,792	68,813
Jive Software, Inc.*	3,614	15,721
Mentor Graphics Corp.	67,864	2,503,503
MicroStrategy, Inc., Class A*	608	120,019
Mitek Systems, Inc.*	1,879	11,556
MobileIron, Inc.*	2,695	10,106
Model N, Inc.*	1,444	12,779
Monotype Imaging Holdings, Inc.	2,587	51,352
Park City Group, Inc. (x)*	738	9,373
Paycom Software, Inc. (x)*	2,817	128,145
Paylocity Holding Corp. (x)*	1,379	41,384
Pegasystems, Inc.	2,308	83,088
Progress Software Corp.	3,189	101,825
Proofpoint, Inc.*	2,615	184,750
PROS Holdings, Inc.*	1,564	33,657
QAD, Inc., Class A	491	14,926
Qualys, Inc.*	1,742	55,134
Rapid7, Inc.*	1,250	15,213
RealPage, Inc.*	3,455	103,650
RingCentral, Inc., Class A*	3,749	77,229
Rosetta Stone, Inc.*	1,193	10,630
Rubicon Project, Inc. (The)*	2,379	17,652
Sapiens International Corp. NV	1,480	21,223
SecureWorks Corp., Class A*	364	3,855
Silver Spring Networks, Inc.*	2,404	31,997
Synchronoss Technologies, Inc.*	2,639	101,074
Take-Two Interactive Software, Inc.*	5,291	260,793
Tangoe, Inc.*	1,787	14,082
Telenav, Inc.*	1,705	12,020
TiVo Corp.*	7,441	155,517
Varonis Systems, Inc.*	631	16,911
VASCO Data Security International, Inc.*	1,922	26,235
Verint Systems, Inc.*	3,968	139,872
VirnetX Holding Corp. (x)*	3,148	6,926
Workiva, Inc.*	1,391	18,987
Zendesk, Inc.*	5,192	110,070
Zix Corp.*	3,649	18,026

		6,489,802

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	6,845	90,970
Avid Technology, Inc.*	2,272	9,997
CPI Card Group, Inc.	1,132	4,698
Cray, Inc.*	2,580	53,406
Diebold Nixdorf, Inc.	4,356	109,553
Eastman Kodak Co.*	1,052	16,306
Electronics for Imaging, Inc.*	3,008	131,932
Immersion Corp.*	1,807	19,208
Nimble Storage, Inc.*	3,988	31,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pure Storage, Inc., Class A (x)*	4,391	$49,662
Stratasys Ltd.*	3,057	50,563
Super Micro Computer, Inc.*	2,468	69,227
USA Technologies, Inc. (x)*	2,284	9,821

		646,928

Total Information Technology		32,174,433

Materials (4.8%)
Chemicals (3.3%)
A. Schulman, Inc.	12,092	404,477
AgroFresh Solutions, Inc.*	1,323	3,506
American Vanguard Corp.	1,906	36,500
Balchem Corp.	2,010	168,679
Calgon Carbon Corp.	3,256	55,352
Chase Corp.	433	36,177
Chemours Co. (The)	11,584	255,891
Chemtura Corp.*	3,998	132,734
Codexis, Inc.*	2,084	9,586
Ferro Corp.*	5,306	76,035
Flotek Industries, Inc. (x)*	3,436	32,264
FutureFuel Corp.	1,523	21,170
GCP Applied Technologies, Inc.*	4,522	120,964
H.B. Fuller Co.	19,435	938,905
Hawkins, Inc.	616	33,233
Ingevity Corp.*	21,018	1,153,047
Innophos Holdings, Inc.	1,226	64,071
Innospec, Inc.	1,479	101,312
KMG Chemicals, Inc.	578	22,478
Koppers Holdings, Inc.*	1,334	53,760
Kraton Corp.*	1,917	54,596
Kronos Worldwide, Inc.	1,446	17,265
LSB Industries, Inc. (x)*	1,302	10,963
Minerals Technologies, Inc.	11,191	864,505
Olin Corp.	10,431	267,138
OMNOVA Solutions, Inc.*	2,464	24,640
PolyOne Corp.	5,254	168,338
Quaker Chemical Corp.	818	104,655
Rayonier Advanced Materials, Inc.	2,643	40,861
Sensient Technologies Corp.	49,804	3,913,599
Stepan Co.	6,153	501,346
TerraVia Holdings, Inc. (x)*	4,947	5,689
Trecora Resources*	1,286	17,811
Tredegar Corp.	1,612	38,688
Trinseo SA	1,737	103,004
Tronox Ltd., Class A	4,040	41,652
Valhi, Inc.	1,231	4,259

		9,899,150

Construction Materials (0.1%)
Forterra, Inc.*	815	17,653
Headwaters, Inc.*	4,667	109,768
Summit Materials, Inc., Class A*	4,887	116,259
U.S. Concrete, Inc. (x)*	911	59,671
United States Lime & Minerals, Inc.	141	10,681

		314,032

Containers & Packaging (0.1%)
AEP Industries, Inc.	259	30,070
AptarGroup, Inc.	1,600	117,519

Greif, Inc., Class A	1,646	$84,457
Greif, Inc., Class B	357	24,115
Multi Packaging Solutions International Ltd.*	1,245	17,754
Myers Industries, Inc.	1,399	20,006
UFP Technologies, Inc.*	388	9,875

		303,796

Metals & Mining (1.1%)
AK Steel Holding Corp.*	19,520	199,299
Allegheny Technologies, Inc. (x)	6,903	109,965
Ampco-Pittsburgh Corp.	502	8,409
Carpenter Technology Corp.	2,944	106,484
Century Aluminum Co.*	3,013	25,791
Cliffs Natural Resources, Inc.*	13,666	114,931
Coeur Mining, Inc.*	11,186	101,681
Commercial Metals Co.	7,280	158,558
Detour Gold Corp. (x)*	69,400	945,390
Ferroglobe plc	4,251	46,038
Gold Resource Corp. (x)	3,091	13,446
Handy & Harman Ltd.*	188	4,803
Haynes International, Inc.	805	34,607
Hecla Mining Co.	24,382	127,762
Kaiser Aluminum Corp.	1,087	84,449
Materion Corp.	1,314	52,034
OceanaGold Corp.	321,750	936,985
Olympic Steel, Inc.	512	12,406
Ryerson Holding Corp.*	738	9,852
Schnitzer Steel Industries, Inc., Class A	1,681	43,202
Stillwater Mining Co.*	7,792	125,529
SunCoke Energy, Inc.*	4,095	46,437
TimkenSteel Corp.*	2,548	39,443
Worthington Industries, Inc.	2,882	136,722

		3,484,223

Paper & Forest Products (0.2%)
Boise Cascade Co.*	2,489	56,003
Clearwater Paper Corp.*	1,075	70,466
Deltic Timber Corp.	681	52,485
KapStone Paper and Packaging Corp.	5,391	118,872
Louisiana-Pacific Corp.*	9,066	171,619
Neenah Paper, Inc.	1,052	89,630
P.H. Glatfelter Co.	2,678	63,977
Schweitzer-Mauduit International, Inc.	1,932	87,964

		711,016

Total Materials		14,712,217

Real Estate (5.1%)
Equity Real Estate Investment Trusts (REITs) (4.9%)
Acadia Realty Trust (REIT)	4,973	162,518
Agree Realty Corp. (REIT)	1,484	68,338
Alexander’s, Inc. (REIT)	131	55,920
American Assets Trust, Inc. (REIT)	2,496	107,528
Armada Hoffler Properties, Inc. (REIT)	1,872	27,275
Ashford Hospitality Prime, Inc. (REIT)	1,758	23,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ashford Hospitality Trust, Inc. (REIT)	5,011	$38,885
Bluerock Residential Growth REIT, Inc. (REIT)	1,361	18,673
Brandywine Realty Trust (REIT)	140,300	2,316,352
CareTrust REIT, Inc. (REIT)	3,646	55,857
CatchMark Timber Trust, Inc. (REIT), Class A	2,465	27,756
CBL & Associates Properties, Inc. (REIT)	10,738	123,487
Cedar Realty Trust, Inc. (REIT)	5,621	36,705
Chatham Lodging Trust (REIT)	2,288	47,018
Chesapeake Lodging Trust (REIT)	3,749	96,949
City Office REIT, Inc. (REIT)	1,659	21,849
Colony Starwood Homes (REIT)	4,151	119,590
Community Healthcare Trust, Inc. (REIT)	788	18,148
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	801	27,939
CoreSite Realty Corp. (REIT)	2,149	170,566
Cousins Properties, Inc. (REIT)	21,843	185,884
DiamondRock Hospitality Co. (REIT)	12,678	146,177
DuPont Fabros Technology, Inc. (REIT)	4,777	209,854
Easterly Government Properties, Inc. (REIT)	1,984	39,720
EastGroup Properties, Inc. (REIT)	2,025	149,526
Education Realty Trust, Inc. (REIT)	4,660	197,118
Farmland Partners, Inc. (REIT) (x)	725	8,091
FelCor Lodging Trust, Inc. (REIT)	8,437	67,580
First Industrial Realty Trust, Inc. (REIT)	7,426	208,299
First Potomac Realty Trust (REIT)	3,828	41,993
Four Corners Property Trust, Inc. (REIT)	2,559	52,511
Franklin Street Properties Corp. (REIT)	6,151	79,717
GEO Group, Inc. (The) (REIT)	4,756	170,883
Getty Realty Corp. (REIT)	1,593	40,606
Gladstone Commercial Corp. (REIT)	1,279	25,708
Global Medical REIT, Inc. (REIT) (x)	961	8,572
Global Net Lease, Inc. (REIT) (x)	10,808	84,627
Government Properties Income Trust (REIT)	4,307	82,113
Gramercy Property Trust (REIT)	26,945	247,354
Healthcare Realty Trust, Inc. (REIT)	7,239	219,486
Hersha Hospitality Trust (REIT)	2,658	57,147
Hudson Pacific Properties, Inc. (REIT)	6,461	224,714
Independence Realty Trust, Inc. (REIT) (x)	3,512	31,327
InfraREIT, Inc. (REIT)*	2,507	44,900
Investors Real Estate Trust (REIT)	7,632	54,416

iStar, Inc. (REIT)*	4,672	$57,793
Kite Realty Group Trust (REIT)	5,325	125,031
LaSalle Hotel Properties (REIT)	6,830	208,110
Lexington Realty Trust (REIT)	14,628	157,982
LTC Properties, Inc. (REIT)	77,815	3,655,748
Mack-Cali Realty Corp. (REIT)	5,702	165,472
MedEquities Realty Trust, Inc. (REIT)	1,306	14,497
Medical Properties Trust, Inc. (REIT)	18,623	229,062
Monmouth Real Estate Investment Corp. (REIT)	3,874	59,040
Monogram Residential Trust, Inc. (REIT)	10,758	116,402
National Health Investors, Inc. (REIT)	2,382	176,673
National Storage Affiliates Trust (REIT)	2,122	46,833
New Senior Investment Group, Inc. (REIT)	4,734	46,346
New York REIT, Inc. (REIT)	10,376	105,005
NexPoint Residential Trust, Inc. (REIT)	1,115	24,909
NorthStar Realty Europe Corp. (REIT)	3,721	46,773
One Liberty Properties, Inc. (REIT)	814	20,448
Parkway, Inc. (REIT)*	2,730	60,743
Pebblebrook Hotel Trust (REIT)	4,555	135,511
Pennsylvania REIT (REIT)	4,290	81,338
Physicians Realty Trust (REIT)	8,654	164,080
Potlatch Corp. (REIT)	2,592	107,957
Preferred Apartment Communities, Inc. (REIT), Class A	1,546	23,051
PS Business Parks, Inc. (REIT)	1,264	147,281
QTS Realty Trust, Inc. (REIT), Class A	3,002	149,049
RAIT Financial Trust (REIT)	6,074	20,409
Ramco-Gershenson Properties Trust (REIT)	5,021	83,248
Retail Opportunity Investments Corp. (REIT)	6,602	139,500
Rexford Industrial Realty, Inc. (REIT)	4,217	97,792
RLJ Lodging Trust (REIT)	7,820	191,512
Ryman Hospitality Properties, Inc. (REIT)	2,745	172,962
Sabra Health Care REIT, Inc. (REIT)	4,050	98,901
Saul Centers, Inc. (REIT)	611	40,699
Select Income REIT (REIT)	4,056	102,211
Seritage Growth Properties (REIT), Class A (x)	1,591	67,952
Silver Bay Realty Trust Corp. (REIT)	2,147	36,800
STAG Industrial, Inc. (REIT)	4,386	104,694
Summit Hotel Properties, Inc. (REIT)	5,497	88,117
Sunstone Hotel Investors, Inc. (REIT)	41,970	640,042
Terreno Realty Corp. (REIT)	2,806	79,943

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tier REIT, Inc. (REIT)	3,004	$52,240
UMH Properties, Inc. (REIT)	1,530	23,027
Universal Health Realty Income Trust (REIT)	786	51,554
Urban Edge Properties (REIT)	5,750	158,183
Urstadt Biddle Properties, Inc. (REIT), Class A	1,676	40,408
Washington Prime Group, Inc. (REIT)	11,814	122,984
Washington Real Estate Investment Trust (REIT)	4,692	153,381
Whitestone REIT (REIT)	1,724	24,791
Xenia Hotels & Resorts, Inc. (REIT)	6,624	128,638

		15,088,795

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	2,985	133,936
Altisource Portfolio Solutions SA (x)*	750	19,943
AV Homes, Inc.*	865	13,667
Consolidated-Tomoka Land Co.	280	14,958
Forestar Group, Inc.*	2,209	29,380
FRP Holdings, Inc.*	459	17,304
HFF, Inc., Class A	2,296	69,454
Kennedy-Wilson Holdings, Inc.	5,109	104,735
Marcus & Millichap, Inc.*	889	23,754
RE/MAX Holdings, Inc., Class A	1,141	63,896
RMR Group, Inc. (The), Class A	415	16,393
St Joe Co. (The)*	3,204	60,876
Stratus Properties, Inc.*	391	12,805
Tejon Ranch Co.*	881	22,404
Trinity Place Holdings, Inc.*	1,020	9,455

		612,960

Total Real Estate		15,701,755

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	624	50,001
Cincinnati Bell, Inc.*	2,705	60,457
Cogent Communications Holdings, Inc.	2,671	110,445
Consolidated Communications Holdings, Inc.	3,146	84,470
FairPoint Communications, Inc.*	1,330	24,871
General Communication, Inc., Class A*	1,710	33,260
Globalstar, Inc. (x)*	23,827	37,647
Hawaiian Telcom Holdco, Inc.*	398	9,862
IDT Corp., Class B	1,039	19,263
Inteliquent, Inc.	2,193	50,264
Intelsat SA*	2,039	5,444
Iridium Communications, Inc. (x)*	5,239	50,294
Lumos Networks Corp.*	1,202	18,775
ORBCOMM, Inc.*	117,414	971,013
pdvWireless, Inc. (x)*	631	14,229
Straight Path Communications, Inc., Class B (x)*	570	19,329
Vonage Holdings Corp.*	12,208	83,625
Windstream Holdings, Inc. (x)	6,111	44,794

		1,688,043

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	2,258	$27,525
NII Holdings, Inc.*	3,359	7,222
Shenandoah Telecommunications Co.	2,965	80,945
Spok Holdings, Inc.	1,295	26,871

		142,563

Total Telecommunication Services		1,830,606

Utilities (3.6%)
Electric Utilities (1.6%)
ALLETE, Inc.	3,175	203,803
El Paso Electric Co.	2,557	118,901
Empire District Electric Co. (The)	2,823	96,236
Genie Energy Ltd., Class B*	857	4,928
IDACORP, Inc.	46,053	3,709,569
MGE Energy, Inc.	2,229	145,554
Otter Tail Corp.	2,415	98,532
PNM Resources, Inc.	5,113	175,376
Portland General Electric Co.	5,594	242,388
Spark Energy, Inc., Class A (x)	314	9,514

		4,804,801

Gas Utilities (1.4%)
Chesapeake Utilities Corp.	942	63,067
Delta Natural Gas Co., Inc.	390	11,439
New Jersey Resources Corp.	5,483	194,647
Northwest Natural Gas Co.	1,733	103,633
ONE Gas, Inc.	3,253	208,062
South Jersey Industries, Inc.	5,101	171,853
Southwest Gas Corp.	2,967	227,332
Spire, Inc.	49,053	3,166,370
WGL Holdings, Inc.	3,166	241,502

		4,387,905

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	7,535	18,838
Atlantica Yield plc	3,730	72,176
Dynegy, Inc.*	7,474	63,230
NRG Yield, Inc., Class A	2,233	34,299
NRG Yield, Inc., Class C	4,024	63,579
Ormat Technologies, Inc.	2,477	132,817
Pattern Energy Group, Inc.	3,985	75,675
TerraForm Global, Inc., Class A*	5,796	22,894
TerraForm Power, Inc., Class A*	5,562	71,249
Vivint Solar, Inc. (x)*	1,424	3,631

		558,388

Multi-Utilities (0.2%)
Avista Corp.	3,985	159,360
Black Hills Corp.	3,301	202,484
NorthWestern Corp.	3,113	177,036
Unitil Corp.	904	40,987

		579,867

Water Utilities (0.2%)
American States Water Co.	2,343	106,747
Artesian Resources Corp., Class A	553	17,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

California Water Service Group	3,062	$103,802
Connecticut Water Service, Inc.	5,708	318,791
Consolidated Water Co. Ltd.	995	10,796
Global Water Resources, Inc. (x)	477	4,341
Middlesex Water Co.	1,019	43,756
SJW Group	1,033	57,827
York Water Co. (The)	791	30,216

		693,939

Total Utilities		11,024,900

Total Common Stocks (85.7%) (Cost $177,132,874)		264,709,218

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.3%)
Energy (0.3%)
Energy Equipment & Services (0.3%)
Unit Corp. 6.625%, 5/15/21	$1,057,000	1,027,933

Total Energy		1,027,933

Total Corporate Bonds		1,027,933

Total Long-Term Debt Securities (0.3%) (Cost $1,012,331)		1,027,933

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp.*†	9,594	7,987

Total Health Care		7,987

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	2,504	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	3,905	8,786

Total Telecommunication Services		8,786

Total Rights (0.0%) (Cost $—)		16,773

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	2,229,339	2,230,008

	Principal Amount	Value (Note 1)

Repurchase Agreements (3.5%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $750,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $765,001. (xx)	$750,000	$750,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $500,039, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $510,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,500,175, collateralized by various Common Stocks; total market value $1,667,333. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $493,399, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $503,239. (xx)	493,371	493,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	$600,000	$600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,500,083, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,530,085. (xx)	1,500,000	1,500,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		10,743,371

Total Short-Term Investments (4.2%) (Cost $12,973,174)		12,973,379

Total Investments (90.2%) (Cost $191,118,379)		278,727,303
Other Assets Less Liabilities (9.8%)		30,167,272

Net Assets (100%)		$308,894,575

*	Non-income producing.
†	Securities (totaling $16,773 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $10,343,774. This was secured by cash collateral of $10,743,371 which was subsequently invested in joint repurchase agreements with a total value of $10,743,371, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $3,177 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.25%, maturing 1/12/17 - 8/15/46.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc., Class A	$15,713	$—	$—	$17,033	$—	$—
PennyMac Mortgage Investment Trust (REIT)	70,165	—	5,971	69,163	8,118	(321)

	$85,878	$—	$5,971	$86,196	$8,118	$(321)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	482	March-17	$ 32,826,106	$ 32,701,290	$ (124,816)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)(b)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (c)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$28,417,562	$31,704	$—		$28,449,266
Consumer Staples	9,348,159	949,967	—		10,298,126
Energy	13,011,634	1,581,462	—		14,593,096
Financials	53,162,753	—	—		53,162,753
Health Care	19,750,748	2,884,320	—		22,635,068
Industrials	60,126,998	—	—		60,126,998
Information Technology	32,174,433	—	—		32,174,433
Materials	14,712,217	—	—		14,712,217
Real Estate	15,701,755	—	—		15,701,755
Telecommunication Services	1,830,606	—	—		1,830,606
Utilities	11,024,900	—	—		11,024,900
Corporate Bonds
Energy	—	1,027,933	—		1,027,933
Rights
Health Care	—	—	7,987		7,987
Information Technology	—	—	—	(d)	— (d)
Telecommunication Services	—	—	8,786		8,786
Short-Term Investments
Investment Companies	2,230,008	—	—		2,230,008
Repurchase Agreements	—	10,743,371	—		10,743,371

Total Assets	$261,491,773	$17,218,757	$16,773		$278,727,303

Liabilities:
Futures	$(124,816)	$—	$—		$(124,816)

Total Liabilities	$(124,816)	$—	$—		$(124,816)

Total	$261,366,957	$17,218,757	$16,773		$278,602,487

(a)	A security with a market value of $17,409 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $5,754 transferred from Level 3 to Level 1 at the end of the year due to active trading.
(c)	A security with a market value of $7,303 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(d)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(124,816	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,676,652

Total	$4,676,652

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$329,488

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $25,571,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$55,516,829
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$80,307,750

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$99,385,513
Aggregate gross unrealized depreciation	(11,830,368)

Net unrealized appreciation	$87,555,145

Federal income tax cost of investments	$191,172,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $121,328)	$86,196
Unaffiliated Issuers (Cost $180,253,680)	267,897,736
Repurchase Agreements (Cost $10,743,371)	10,743,371
Cash	39,774,195
Foreign cash (Cost $25)	25
Cash held as collateral at broker	1,600,600
Dividends, interest and other receivables	277,010
Receivable for securities sold	165,385
Receivable from Separate Accounts for Trust shares sold	44,796
Securities lending income receivable	18,896
Other assets	841

Total assets	320,609,051

LIABILITIES
Payable for return of collateral on securities loaned	10,743,371
Payable to Separate Accounts for Trust shares redeemed	296,883
Payable for securities purchased	210,744
Investment management fees payable	174,795
Due to broker for futures variation margin	137,984
Distribution fees payable – Class IB	35,264
Administrative fees payable	32,815
Distribution fees payable – Class IA	803
Trustees’ fees payable	533
Accrued expenses	81,284

Total liabilities	11,714,476

NET ASSETS	$308,894,575

Net assets were comprised of:
Paid in capital	$231,266,515
Accumulated undistributed net investment income (loss)	170,385
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(10,025,887)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	87,483,562

Net assets	$308,894,575

Class IA
Net asset value, offering and redemption price per share, $3,712,154 / 214,375 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.32

Class IB
Net asset value, offering and redemption price per share, $166,453,870 / 9,603,984 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.33

Class K
Net asset value, offering and redemption price per share, $138,728,551 / 8,013,835 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.31

(x)	Includes value of securities on loan of $10,343,774.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($8,118 of dividend income received from affiliates) (net of $14,558 foreign withholding tax)	$3,110,249
Interest	149,780
Securities lending (net)	178,367

Total income	3,438,396

EXPENSES
Investment management fees	1,878,095
Distribution fees – Class IB	347,282
Administrative fees	336,477
Custodian fees	108,000
Professional fees	57,048
Printing and mailing expenses	18,809
Distribution fees – Class IA	8,300
Trustees’ fees	6,119
Tax expense	966
Miscellaneous	12,568

Gross expenses	2,773,664
Less: Waiver from investment manager	(66,842)

Net expenses	2,706,822

NET INVESTMENT INCOME (LOSS)	731,574

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(321) of realized gain (loss) from affiliates)	16,530,252
Net distributions of realized gain received from underlying funds	40
Futures	4,676,652
Foreign currency transactions	(8,901)

Net realized gain (loss)	21,198,043

Change in unrealized appreciation (depreciation) on:
Investments ($6,289 of change in unrealized appreciation (depreciation) from affiliates)	38,653,042
Futures	329,488
Foreign currency translations	(438)

Net change in unrealized appreciation (depreciation)	38,982,092

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,180,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,911,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$731,574	$1,001,143
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	21,198,043	35,083,411
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	38,982,092	(55,024,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,911,709	(18,939,612)

DIVIDENDS:
Dividends from net investment income
Class IA	(12,517)	(8,522)
Class IB	(546,616)	(343,018)
Class K	(807,128)	(631,358)

TOTAL DIVIDENDS:	(1,366,261)	(982,898)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 41,886 and 49,139 shares, respectively ]	648,265	725,218
Capital shares issued in reinvestment of dividends [ 720 and 624 shares, respectively ]	12,517	8,522
Capital shares repurchased [ (61,764) and (94,589) shares, respectively ]	(938,870)	(1,380,236)

Total Class IA transactions	(278,088)	(646,496)

Class IB
Capital shares sold [ 1,953,945 and 1,255,114 shares, respectively ]	30,281,741	18,527,020
Capital shares issued in reinvestment of dividends [ 31,428 and 25,073 shares, respectively ]	546,616	343,018
Capital shares repurchased [ (2,344,191) and (2,204,782) shares, respectively ]	(34,015,683)	(32,387,168)

Total Class IB transactions	(3,187,326)	(13,517,130)

Class K
Capital shares sold [ 2,373 and 18,512 shares, respectively ]	38,097	274,449
Capital shares issued in reinvestment of dividends [ 46,466 and 46,208 shares, respectively ]	807,128	631,358
Capital shares repurchased [ (1,191,909) and (3,640,052) shares, respectively ]	(17,411,131)	(54,206,313)

Total Class K transactions	(16,565,906)	(53,300,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,031,320)	(67,464,132)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,514,128	(87,386,642)
NET ASSETS:
Beginning of year	269,380,447	356,767,089

End of year (a)	$308,894,575	$269,380,447

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$170,385	$483,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.91	$14.92	$14.61	$10.70	$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.03	— #	0.01	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.45	(1.01)	0.31	3.91	1.48

Total from investment operations	3.47	(0.98)	0.31	3.92	1.55

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	— #	(0.01)	(0.07)

Net asset value, end of year	$17.32	$13.91	$14.92	$14.61	$10.70

Total return	24.92%	(6.54)%	2.14%	36.68%	16.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,712	$3,249	$4,153	$5,840	$3,836
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.13%	1.14%	1.16%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.14%	1.16%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.15%	1.13%	1.14%	1.16%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.15%	0.19%	0.01%	0.11%	0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.15%	0.19%	0.01%	0.11%	0.70%
Before waivers, reimbursements and fees paid indirectly (f)	0.13%	0.19%	0.01%	0.11%	0.70%
Portfolio turnover rate^	23%	31%	17%	12%	9%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.93	$14.94	$14.63	$10.71	$9.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.03	— #	0.01	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.44	(1.01)	0.31	3.92	1.48

Total from investment operations	3.46	(0.98)	0.31	3.93	1.55

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	— #	(0.01)	(0.07)

Net asset value, end of year	$17.33	$13.93	$14.94	$14.63	$10.71

Total return	24.82%	(6.53)%	2.13%	36.74%	16.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,454	$138,752	$162,636	$187,482	$150,281
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.13%	1.14%	1.16%	1.19%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.13%	1.14%	1.16%	1.19%
Before waivers, reimbursements and fees paid indirectly (f)	1.15%	1.13%	1.14%	1.16%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.16%	0.19%	0.02%	0.10%	0.68%
After waivers, reimbursements and fees paid indirectly (f)	0.16%	0.19%	0.02%	0.10%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.13%	0.19%	0.02%	0.10%	0.68%
Portfolio turnover rate^	23%	31%	17%	12%	9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.91	$14.92	$14.61	$10.70	$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.04	0.04	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.44	(1.00)	0.31	3.92	1.49

Total from investment operations	3.50	(0.94)	0.35	3.96	1.58

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.04)	(0.05)	(0.10)

Net asset value, end of year	$17.31	$13.91	$14.92	$14.61	$10.70

Total return	25.17%	(6.30)%	2.39%	37.02%	17.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,729	$127,379	$189,977	$209,129	$184,013
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.89%	0.91%	0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.88%	0.89%	0.91%	0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.90%	0.88%	0.89%	0.91%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.40%	0.43%	0.28%	0.35%	0.93%
After waivers, reimbursements and fees paid indirectly (f)	0.40%	0.43%	0.28%	0.35%	0.93%
Before waivers, reimbursements and fees paid indirectly (f)	0.38%	0.43%	0.28%	0.35%	0.93%
Portfolio turnover rate^	23%	31%	17%	12%	9%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.93%	1.74%
S&P 500 Index	11.96	6.66
Bloomberg Barclays U.S. Intermediate Government Index	1.05	0.64
40% Bloomberg Barclays U.S. Intermediate Government Bond Index/60% MSCI AC World (Net) Index	5.06	1.10
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.93% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index, Bloomberg Barclays U.S. Intermediate Government Bond Index and the 40% Bloomberg Barclays U.S. Intermediate Government Bond Index/60% MSCI AC World (Net) Index, returned 11.96%, 1.05% and 5.06%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2016

•

In 2016, the Portfolio underperformed its all-U.S. stock primary equity benchmark, but outperformed its bond benchmark. The Portfolio also outperformed its composite benchmark, after a margin for fees.

•

The Portfolio’s exposure to U.S. large-, mid- and small-cap equities contributed significantly to performance over the period. Additionally, allocations to European, Japanese and U.K. equities contributed to performance, albeit to a lesser extent.

•	The Portfolio’s exposure to U.S. Treasuries detracted from performance during the year.

•

The Portfolio’s exposure to cash, as a part of its strategy that attempts to manage Portfolio drawdown during periods of heightened volatility, detracted slightly from returns versus the benchmark at midyear.

•

The Portfolio primarily implements its views in European, British, Japanese and U.S. mid-cap and small-cap equity markets utilizing equity index futures. Thus, these futures were the primary determinant of returns within these asset classes.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. The strategy employs a methodology that attempts to manage portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. Due to broadly low volatility across global equity markets, at the end of the year the Portfolio held only a small cash position.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	3.41
Weighted Average Coupon (%)	0.01
Weighted Average Modified Duration (Years)*	3.09
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	40.6%
Exchange Traded Funds	29.8
Investment Companies	7.4
Repurchase Agreements	2.4
Cash and Other	19.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,031.67	$6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.17

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.22%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund (x)	37,484	$8,433,525
SPDR S&P500 Fund Trust	48,940	10,939,558
Vanguard S&P 500 ETF (x)	329,990	67,750,247

Total Exchange Traded Funds (29.8%) (Cost $80,686,806)		87,123,330

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (40.6%)
U.S. Treasury Notes
2.125%, 5/15/25	$120,835,000	118,484,385

Total Long-Term Debt Securities (40.6%) (Cost $122,369,361)		118,484,385

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (7.4%)
JPMorgan Prime Money Market Fund, IM Shares	21,716,376	21,722,891

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.4%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $20,220, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $20,622. (xx)	$20,218	20,218
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $8,139, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $8,301. (xx)	8,138	8,138
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $17,571, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $17,920. (xx)	17,569	17,569
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,441,946, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,470,703. (xx)	1,441,866	1,441,866
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $22,439, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $22,897. (xx)	$22,437	$22,437
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $30,035, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $30,649. (xx)	30,033	30,033
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,500,275, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,610,000. (xx)	5,500,000	5,500,000

Total Repurchase Agreements		7,040,261

U.S. Government Agency Securities (17.6%)
FHLB
0.50%, 3/22/17 (o)(p)	14,353,000	14,336,762
FHLMC
0.51%, 4/6/17 (o)(p)	18,413,000	18,388,168
FNMA
0.46%, 3/1/17 (o)(p)	18,453,000	18,438,776

Total U.S. Government Agency Securities		51,163,706

Total Short-Term Investments (27.4%) (Cost $79,930,505)		79,926,858

Total Investments (97.8%) (Cost $282,986,672)		285,534,573
Other Assets Less Liabilities (2.2%)		6,416,029

Net Assets (100%)		$291,950,602

(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $6,871,983. This was secured by cash collateral of $7,040,261 which was subsequently invested in joint repurchase agreements with a total value of $7,040,261, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	639	March-17	$21,440,890	$22,042,523	$601,633
FTSE 100 Index	169	March-17	14,306,155	14,683,429	377,274
Russell 2000 Mini Index	214	March-17	14,761,787	14,518,830	(242,957)
S&P MidCap 400 E-Mini Index	131	March-17	22,195,238	21,734,210	(461,028)
TOPIX Index	111	March-17	14,184,842	14,416,941	232,099

					$507,021

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$87,123,330	$—	$—	$87,123,330
Futures	1,211,006	—	—	1,211,006
Short-Term Investments
Investment Companies	21,722,891	—	—	21,722,891
Repurchase Agreements	—	7,040,261	—	7,040,261
U.S. Government Agency Securities	—	51,163,706	—	51,163,706
U.S. Treasury Obligations
U.S. Treasury Obligations	—	118,484,385	—	118,484,385

Total Assets	$110,057,227	$176,688,352	$—	$286,745,579

Liabilities:
Futures	$(703,985)	$—	$—	$(703,985)

Total Liabilities	$(703,985)	$—	$—	$(703,985)

Total	$109,353,242	$176,688,352	$—	$286,041,594

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,211,006	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(703,985	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$62,137	$62,137
Equity contracts	8,239,534	—	8,239,534

Total	$8,239,534	$62,137	$8,301,671

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$324,003

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and held forward foreign currency contracts for hedging.

The Portfolio held futures contracts with an average notional balance of approximately $54,052,000 and forward foreign currency contracts with an average settlement value of approximately $355,000 for fifteen days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$190,991,522
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$72,923,492

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,334,766
Aggregate gross unrealized depreciation	(3,955,947)

Net unrealized appreciation	$2,378,819

Federal income tax cost of investments	$283,155,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $275,946,411)	$278,494,312
Repurchase Agreements (Cost $7,040,261)	7,040,261
Cash	12,000,000
Cash held as collateral at broker	4,765,529
Receivable from Separate Accounts for Trust shares sold	443,822
Dividends, interest and other receivables	401,704
Due from broker for futures variation margin	59,609
Securities lending income receivable	680
Other assets	517

Total assets	303,206,434

LIABILITIES
Payable for return of collateral on securities loaned	7,040,261
Payable for securities purchased	3,875,092
Investment management fees payable	202,937
Distribution fees payable – Class IB	60,105
Administrative fees payable	30,052
Payable to Separate Accounts for Trust shares redeemed	636
Trustees’ fees payable	154
Accrued expenses	46,595

Total liabilities	11,255,832

NET ASSETS	$291,950,602

Net assets were comprised of:
Paid in capital	$282,561,118
Accumulated undistributed net investment income (loss)	(16,588)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	6,361,108
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	3,044,964

Net assets	$291,950,602

Class IB
Net asset value, offering and redemption price per share, $291,950,602 / 28,580,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

(x)	Includes value of securities on loan of $6,871,983.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$1,609,848
Dividends	1,473,409
Securities lending (net)	4,266

Total income	3,087,523

EXPENSES
Investment management fees	1,595,363
Distribution fees – Class IB	495,236
Administrative fees	262,820
Professional fees	54,822
Offering costs	13,732
Printing and mailing expenses	13,384
Custodian fees	7,000
Trustees’ fees	3,841
Tax expense	144
Miscellaneous	3,464

Gross expenses	2,449,806
Less: Waiver from investment manager	(29,626)

Net expenses	2,420,180

NET INVESTMENT INCOME (LOSS)	667,343

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	331,388
Net distributions of realized gain received from underlying funds	21
Futures	8,239,534
Foreign currency transactions	17,883

Net realized gain (loss)	8,588,826

Change in unrealized appreciation (depreciation) on:
Investments	2,899,524
Futures	324,003
Foreign currency translations	(11,575)

Net change in unrealized appreciation (depreciation)	3,211,952

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,800,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,468,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$667,343	$196,975
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	8,588,826	(1,428,223)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	3,211,952	(166,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,468,121	(1,398,236)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(745,012)	(166,612)
Class K (b)	—	(31,779)

	(745,012)	(198,391)

Distributions from net realized capital gains
Class IB	(785,298)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,530,310)	(198,391)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 17,180,605 and 11,549,175 shares, respectively ]	170,111,294	113,331,160
Capital shares issued in reinvestment of dividends [ 150,285 and 17,317 shares, respectively ]	1,530,310	166,612
Capital shares repurchased [ (194,179) and (123,010) shares, respectively ]	(1,880,801)	(1,205,857)

Total Class IB transactions	169,760,803	112,291,915

Class K (b)
Capital shares sold [ 0 and 990,000 shares, respectively ]	86	9,900,000
Capital shares issued in reinvestment of dividends [ 0 and 3,303 shares, respectively ]	—	31,779
Capital shares repurchased [ (993,303) and 0 shares, respectively ]	(9,375,165)	—

Total Class K transactions	(9,375,079)	9,931,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	160,385,724	122,223,694

TOTAL INCREASE (DECREASE) IN NET ASSETS	171,323,535	120,627,067
NET ASSETS:
Beginning of period	120,627,067	—

End of period (a)	$291,950,602	$120,627,067

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(16,588)	$28,301

(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
* The Portfolio commenced operations on May 1, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.55		(0.31)

Total from investment operations	0.58		(0.28)

Less distributions:
Dividends from net investment income	(0.03)		(0.02)
Distributions from net realized gains	(0.03)		—

Total dividends and distributions	(0.06)		(0.02)

Net asset value, end of period	$10.22		$9.70

Total return (b)	5.93%		(2.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$291,951		$110,993
Ratio of expenses to average net assets:
After waivers (a)(f)	1.22	%(j)	1.23%
Before waivers (a)(f)	1.23%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.34%		0.50	%(l)
Before waivers (a)(f)	0.32%		0.40	%(l)
Portfolio turnover rate (z)^	54%		40%

Class K	January 1, 2016 to February 21, 2016‡		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.26)		(0.31)

Total from investment operations	(0.26)		(0.27)

Less distributions:
Dividends from net investment income	—		(0.03)

Net asset value, end of period	$9.44		$9.70

Total return (b)	(2.68)%		(2.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,634
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%		0.99%
Before waivers (a)(f)	1.03%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.06)%		0.64	%(l)
Before waivers (a)(f)	(0.12)%		0.19	%(l)
Portfolio turnover rate^	54%		40	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡	After the close of business on February 21, 2016 operations for Class K ceased and shares of seed capital were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares**	24.19%	5.04%
Portfolio – Class K Shares*	24.54	5.27
Russell 2000® Value Index	31.74	9.25

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.19% for the year ended December 31, 2016. The Portfolio’s benchmark, Russell 2000® Value Index returned, 31.74% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Texas Pacific Land Trust, one of the largest landowners in Texas and the Portfolio’s largest position, returned 127% during the year.

•

Stock selection in the consumer discretionary sector was a positive for the Portfolio. Sector holding, DreamWorks Animation SKG, Inc. (DWA), was one of the top contributors to returns; in August 2016, NBC Universal completed its acquisition of DWA for $41 per DWA share. Tropicana Entertainment Inc., a gaming company that owns and operates casinos and resorts, also added in the sector.

•	Underweighting the health care sector contributed to relative returns, as the sector underperformed the benchmark.

What hurt performance during the year:

•	A substantial overweight in the consumer discretionary sector was detrimental to relative performance.

•	Shares of Emergent Capital, Inc. fell 67% during the year, with much of the drop coming after the company’s Q3 2016 financial results were announced.

•	Stock selection within Real Estate also detracted from returns. In particular, Dream Unlimited Corp. shares fell during the year and Howard Hughes Corp. shares were approximately flat for the year.

•	Stock selection within the industrials, energy and materials sectors also detracted from relative performance for the year.

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

While investor optimism associated with the pending U.S. administration transition may be high, our view has not changed with respect to high equity valuations coupled with low economic growth, low absolute interest rates, and a mature business cycle resulting in a limited, if not treacherous, investment landscape. ETFs have continued to attract new assets. This constant “bid” for the largest constituents of the major indexes has buoyed valuations, further distorting stock prices and widening the discrepancy between companies in the index and those outside of the index. Should these flows reverse (or abate), the result for index investors is, we believe, unlikely to be pleasant. At the same time, the impact of rising interest rates does not appear to us to be discounted in current security prices, despite the detrimental implications for security prices.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	30.7%
Consumer Discretionary	15.3
Industrials	10.1
Real Estate	9.5
Investment Company	7.0
Information Technology	6.4
Energy	4.1
Utilities	4.0
Repurchase Agreements	3.6
Materials	3.0
Consumer Staples	2.7
Health Care	2.2
Telecommunication Services	0.3
Closed End Fund	0.1
Cash and Other	1.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,187.75	$6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.28	5.91
Class K
Actual	1,000.00	1,189.64	5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.65

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.16% and 0.92%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.3%)
Auto Components (0.9%)
Cooper Tire & Rubber Co.	4,978	$193,395
Cooper-Standard Holdings, Inc.*	99	10,235
Dana, Inc.	13,210	250,726
Dorman Products, Inc.*	11,000	803,659
Federal-Mogul Holdings Corp.*	2,692	27,755
Metaldyne Performance Group, Inc.	547	12,554
Modine Manufacturing Co.*	4,251	63,340
Motorcar Parts of America, Inc.*	108	2,907
Spartan Motors, Inc.	3,007	27,815
Standard Motor Products, Inc.	773	41,139
Strattec Security Corp.	319	12,856
Superior Industries International, Inc.	2,238	58,971
Tower International, Inc.	1,861	52,759

		1,558,111

Distributors (0.0%)
Weyco Group, Inc.	507	15,869

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	1,399	34,345
Apollo Education Group, Inc.*	7,736	76,587
Ascent Capital Group, Inc., Class A*	936	15,219
Bridgepoint Education, Inc.*	1,630	16,512
Cambium Learning Group, Inc.*	1,018	5,080
Capella Education Co.	68	5,970
Career Education Corp.*	6,015	60,691
Carriage Services, Inc.	82	2,348
Chegg, Inc. (x)*	4,183	30,871
DeVry Education Group, Inc.	5,636	175,844
Houghton Mifflin Harcourt Co.*	3,719	40,351
K12, Inc.*	3,064	52,578
Liberty Tax, Inc.	122	1,635
Regis Corp.*	3,361	48,802
Sotheby’s*	1,961	78,166
Strayer Education, Inc.*	532	42,895
Weight Watchers International, Inc. (x)*	198	2,267

		690,161

Hotels, Restaurants & Leisure (6.1%)
Belmond Ltd., Class A*	7,545	100,725
Biglari Holdings, Inc.*	84	39,749
Caesars Acquisition Co., Class A*	4,237	57,200
Caesars Entertainment Corp. (x)*	5,005	42,543
Carrols Restaurant Group, Inc.*	358	5,460
Century Casinos, Inc.*	967	7,958
Cracker Barrel Old Country Store, Inc. (x)	98	16,364
Del Frisco’s Restaurant Group, Inc.*	1,972	33,524
Del Taco Restaurants, Inc.*	2,271	32,067
Denny’s Corp.*	1,843	23,646
DineEquity, Inc.	687	52,899
El Pollo Loco Holdings, Inc. (x)*	1,851	22,767
Eldorado Resorts, Inc. (x)*	240	4,068
Empire Resorts, Inc. (x)*	265	6,029

Fiesta Restaurant Group, Inc.*	441	$13,164
Fogo De Chao, Inc.*	457	6,558
Golden Entertainment, Inc.	733	8,877
ILG, Inc.	9,242	167,926
International Speedway Corp., Class A	2,358	86,774
Intrawest Resorts Holdings, Inc.*	1,445	25,793
J Alexander’s Holdings, Inc.*	1,190	12,793
Jack in the Box, Inc.	664	74,129
Kona Grill, Inc. (x)*	342	4,292
La Quinta Holdings, Inc.*	6,096	86,624
Luby’s, Inc.*	1,754	7,507
Marcus Corp. (The)	1,648	51,912
Marriott Vacations Worldwide Corp.	1,889	160,281
Monarch Casino & Resort, Inc.*	929	23,950
Noodles & Co. (x)*	320	1,312
Penn National Gaming, Inc.*	955	13,169
Pinnacle Entertainment, Inc.*	4,607	66,802
Red Lion Hotels Corp.*	1,225	10,229
Red Robin Gourmet Burgers, Inc.*	952	53,693
Ruby Tuesday, Inc.*	5,420	17,507
Speedway Motorsports, Inc.	1,054	22,840
Tropicana Entertainment, Inc.*	112,200	3,405,269
Wendy’s Co. (The)	413,200	5,586,463

		10,352,863

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	430	13,072
Beazer Homes USA, Inc.*	2,897	38,530
Century Communities, Inc.*	1,276	26,796
CSS Industries, Inc.	766	20,736
Flexsteel Industries, Inc.	565	34,844
GoPro, Inc., Class A (x)*	9,275	80,785
Green Brick Partners, Inc. (x)*	32,051	322,113
Hooker Furniture Corp.	929	35,256
Hovnanian Enterprises, Inc., Class A (x)*	11,143	30,420
KB Home (x)	5,912	93,469
La-Z-Boy, Inc.	2,559	79,457
LGI Homes, Inc. (x)*	91	2,614
Libbey, Inc.	1,833	35,670
Lifetime Brands, Inc.	1,022	18,141
M.D.C. Holdings, Inc.	2,378	61,019
M/I Homes, Inc.*	1,730	43,561
Meritage Homes Corp.*	3,217	111,952
NACCO Industries, Inc., Class A	345	31,240
New Home Co., Inc. (The)*	887	10,387
Newell Brands, Inc.	13,000	580,450
TopBuild Corp.*	3,064	109,078
TRI Pointe Group, Inc.*	73,876	848,095
UCP, Inc., Class A*	718	8,652
WCI Communities, Inc.*	1,978	46,384
William Lyon Homes, Class A*	2,185	41,581
ZAGG, Inc.*	2,198	15,606

		2,739,908

Internet & Direct Marketing Retail (0.0%)
1-800-Flowers.com, Inc., Class A*	1,435	15,355
FTD Cos., Inc.*	1,579	37,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Gaia, Inc.*	608	$5,259
Lands’ End, Inc. (x)*	1,354	20,513

		78,770

Leisure Products (0.1%)
Acushnet Holdings Corp.*	583	11,491
Arctic Cat, Inc.	695	10,439
Callaway Golf Co.	5,306	58,153
Escalade, Inc.	914	12,065
JAKKS Pacific, Inc. (x)*	1,398	7,200
Johnson Outdoors, Inc., Class A	424	16,829

		116,177

Media (3.9%)
AMC Entertainment Holdings, Inc., Class A	2,079	69,959
Daily Journal Corp. (x)*	32	7,738
Entercom Communications Corp., Class A	2,346	35,894
Eros International plc (x)*	2,669	34,830
EW Scripps Co. (The), Class A*	5,410	104,575
Gannett Co., Inc.	10,612	103,043
Global Eagle Entertainment, Inc. (x)*	3,924	25,349
Gray Television, Inc.*	2,199	23,859
Hemisphere Media Group, Inc.*	81	907
Liberty Media Corp-Liberty Braves, Class A*	779	15,962
Liberty Media Corp-Liberty Braves, Class C*	2,634	54,234
Liberty Media Corp-Liberty Media, Class A*	1,689	52,950
Liberty Media Corp-Liberty Media, Class C*	3,483	109,123
Lions Gate Entertainment Corp., Class B*	31,884	782,432
Live Nation Entertainment, Inc.*	145,000	3,856,999
Loral Space & Communications, Inc.*	6,100	250,404
MDC Partners, Inc., Class A	3,250	21,288
Media General, Inc.*	9,619	181,126
Meredith Corp.	3,379	199,868
MSG Networks, Inc., Class A*	3,661	78,712
National CineMedia, Inc.	5,624	82,842
New Media Investment Group, Inc.	2,928	46,819
New York Times Co. (The), Class A	11,280	150,024
Promotora de Informaciones SA (ADR)*	26,310	142,074
Reading International, Inc., Class A*	1,153	19,140
Saga Communications, Inc., Class A	318	15,995
Salem Media Group, Inc.	1,007	6,294
Scholastic Corp.	2,485	118,013
Time, Inc.	9,290	165,827
Townsquare Media, Inc., Class A*	833	8,672
tronc, Inc. (x)	974	13,509

		6,778,461

Multiline Retail (0.0%)
Fred’s, Inc., Class A (x)	2,997	$55,625
Sears Holdings Corp. (x)*	794	7,376
Tuesday Morning Corp.*	4,048	21,859

		84,860

Specialty Retail (1.7%)
Aaron’s, Inc.	5,926	189,573
Abercrombie & Fitch Co., Class A	6,100	73,200
American Eagle Outfitters, Inc.	1,493	22,649
America’s Car-Mart, Inc.*	713	31,194
Ascena Retail Group, Inc.*	10,200	63,138
At Home Group, Inc.*	460	6,730
Barnes & Noble Education, Inc.*	3,620	41,521
Barnes & Noble, Inc.	5,666	63,176
Big 5 Sporting Goods Corp.	1,589	27,569
Boot Barn Holdings, Inc. (x)*	1,189	14,886
Buckle, Inc. (The) (x)	1,704	38,851
Build-A-Bear Workshop, Inc.*	1,145	15,744
Caleres, Inc.	3,839	125,996
Cato Corp. (The), Class A	1,847	55,558
Chico’s FAS, Inc.	1,219	17,541
Citi Trends, Inc.	1,284	24,191
Conn’s, Inc.*	1,845	23,339
Container Store Group, Inc. (The) (x)*	1,097	6,966
Destination XL Group, Inc.*	922	3,919
DSW, Inc., Class A	6,060	137,259
Express, Inc.*	6,699	72,081
Finish Line, Inc. (The), Class A (x)	2,604	48,981
Genesco, Inc.*	1,629	101,161
Group 1 Automotive, Inc.	1,434	111,766
Guess?, Inc.	5,472	66,211
Haverty Furniture Cos., Inc.	1,743	41,309
Hibbett Sports, Inc. (x)*	424	15,815
Kirkland’s, Inc.*	747	11,586
Lumber Liquidators Holdings, Inc. (x)*	2,384	37,524
MarineMax, Inc.*	982	19,002
Office Depot, Inc.	49,609	224,233
Party City Holdco, Inc. (x)*	1,364	19,369
Penske Automotive Group, Inc. (x)	14,000	725,759
Pier 1 Imports, Inc.	6,228	53,187
Rent-A-Center, Inc.	4,670	52,538
Restoration Hardware Holdings, Inc.*	3,500	107,450
Sears Hometown and Outlet Stores, Inc. (x)*	1,047	4,921
Shoe Carnival, Inc. (x)	1,195	32,241
Sonic Automotive, Inc., Class A	2,546	58,303
Sportsman’s Warehouse Holdings, Inc.*	158	1,484
Stage Stores, Inc. (x)	2,335	10,204
Tailored Brands, Inc.	3,087	78,873
Tilly’s, Inc., Class A*	1,078	14,219
Vitamin Shoppe, Inc.*	2,050	48,688
West Marine, Inc.*	1,667	17,453
Zumiez, Inc. (x)*	1,627	35,550

		2,992,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.6%)
Deckers Outdoor Corp.*	2,733	$151,381
Delta Apparel, Inc.*	648	13,433
Fossil Group, Inc.*	3,784	97,854
G-III Apparel Group Ltd.*	781	23,086
Iconix Brand Group, Inc.*	3,894	36,370
Movado Group, Inc.	17,784	511,289
Perry Ellis International, Inc.*	1,122	27,949
Sequential Brands Group, Inc.*	3,744	17,522
Unifi, Inc.*	1,404	45,813
Vera Bradley, Inc.*	511	5,989
Vince Holding Corp. (x)*	1,810	7,331
Wolverine World Wide, Inc.	7,350	161,333

		1,099,350

Total Consumer Discretionary		26,507,438

Consumer Staples (2.7%)
Beverages (0.2%)
Craft Brew Alliance, Inc. (x)*	741	12,523
Crimson Wine Group Ltd.*	42,400	397,288

		409,811

Food & Staples Retailing (0.4%)
Andersons, Inc. (The)	2,426	108,442
Chefs’ Warehouse, Inc. (The)*	159	2,512
Ingles Markets, Inc., Class A	1,265	60,847
Natural Grocers by Vitamin Cottage, Inc. (x)*	848	10,083
Smart & Final Stores, Inc. (x)*	671	9,461
SpartanNash Co.	3,337	131,945
SUPERVALU, Inc.*	24,019	112,169
United Natural Foods, Inc.*	4,386	209,300
Village Super Market, Inc., Class A	647	19,992
Weis Markets, Inc.	848	56,680

		721,431

Food Products (0.7%)
AdvancePierre Foods Holdings, Inc.	713	21,233
Alico, Inc.	1,465	39,775
Cal-Maine Foods, Inc. (x)	621	27,433
Darling Ingredients, Inc.*	10,834	139,867
Dean Foods Co.	4,236	92,260
Fresh Del Monte Produce, Inc.	2,765	167,642
John B. Sanfilippo & Son, Inc.	560	39,418
Landec Corp.*	1,867	25,765
Limoneira Co.	86	1,850
Omega Protein Corp.*	1,697	42,510
Sanderson Farms, Inc. (x)	1,823	171,800
Seaboard Corp.*	24	94,848
Seneca Foods Corp., Class A*	589	23,589
Snyder’s-Lance, Inc.	7,161	274,552

		1,162,542

Household Products (0.1%)
Central Garden & Pet Co. (x)*	884	29,252
Central Garden & Pet Co., Class A*	2,616	80,833
Oil-Dri Corp. of America	431	16,469

		126,554

Personal Products (1.2%)
Avon Products, Inc.*	31,180	$157,148
elf Beauty, Inc. (x)*	392	11,344
Inter Parfums, Inc.	55,659	1,822,833
Nature’s Sunshine Products, Inc.	753	11,295
Nutraceutical International Corp.	731	25,548
Revlon, Inc., Class A*	748	21,804
Synutra International, Inc.*	1,489	7,966

		2,057,938

Tobacco (0.1%)
Alliance One International, Inc.*	787	15,110
Turning Point Brands, Inc.*	270	3,308
Universal Corp.	2,030	129,412
Vector Group Ltd. (x)	4,671	106,219

		254,049

Total Consumer Staples		4,732,325

Energy (4.0%)
Energy Equipment & Services (1.4%)
Archrock, Inc.	6,379	84,203
Atwood Oceanics, Inc. (x)	5,571	73,147
Bristow Group, Inc.	3,049	62,444
CARBO Ceramics, Inc. (x)*	1,764	18,451
Dawson Geophysical Co.*	1,837	14,769
Era Group, Inc.*	1,798	30,512
Exterran Corp.*	2,839	67,852
Fairmount Santrol Holdings, Inc. (x)*	7,970	93,966
Forum Energy Technologies, Inc.*	5,481	120,582
Geospace Technologies Corp. (x)*	1,175	23,923
Helix Energy Solutions Group, Inc.*	10,334	91,146
Hornbeck Offshore Services, Inc.*	2,969	21,436
Independence Contract Drilling, Inc.*	2,666	17,862
Mammoth Energy Services, Inc.*	414	6,293
Matrix Service Co.*	2,396	54,389
McDermott International, Inc.*	21,776	160,925
Natural Gas Services Group, Inc.*	1,076	34,593
Newpark Resources, Inc.*	7,466	55,995
Oil States International, Inc.*	4,664	181,896
Parker Drilling Co.*	10,875	28,275
PHI, Inc. (Non-Voting)*	743	13,389
Pioneer Energy Services Corp.*	6,421	43,984
RigNet, Inc.*	1,068	24,724
SEACOR Holdings, Inc.*	1,437	102,429
Seadrill Ltd. (x)*	34,149	116,448
Smart Sand, Inc.*	874	14,465
Subsea 7 SA (ADR)*	60,000	755,701
TerraVest Capital, Inc.	300	1,989
Tesco Corp.*	4,105	33,866
TETRA Technologies, Inc.*	2,952	14,819
Tidewater, Inc. (x)*	4,206	14,342
Unit Corp.*	4,580	123,065
Willbros Group, Inc.*	3,900	12,636

		2,514,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (2.6%)
Abraxas Petroleum Corp. (x)*	5,992	$15,399
Adams Resources & Energy, Inc.	183	7,256
Alon USA Energy, Inc.	2,864	32,592
Ardmore Shipping Corp.	2,515	18,611
Bill Barrett Corp. (x)*	4,445	31,071
California Resources Corp.*	2,869	61,081
Clayton Williams Energy, Inc. (x)*	539	64,281
Clean Energy Fuels Corp. (x)*	7,888	22,560
Cobalt International Energy, Inc.*	36,918	45,040
Contango Oil & Gas Co.*	2,108	19,689
CVR Energy, Inc. (x)	1,319	33,489
Delek U.S. Holdings, Inc.	5,594	134,648
Denbury Resources, Inc.*	31,803	117,035
DHT Holdings, Inc.	8,304	34,379
Dorian LPG Ltd.*	2,198	18,046
Earthstone Energy, Inc.*	99	1,360
Eclipse Resources Corp.*	5,222	13,943
EP Energy Corp., Class A (x)*	3,446	22,571
Erin Energy Corp. (x)*	985	3,004
EXCO Resources, Inc. (x)*	12,627	11,032
Frontline Ltd. (x)	5,858	41,650
GasLog Ltd.	3,671	59,103
Gener8 Maritime, Inc.*	3,708	16,612
Golar LNG Ltd.	8,398	192,650
Green Plains, Inc.	3,267	90,986
International Seaways, Inc.*	1,266	17,775
Jones Energy, Inc., Class A (x)*	5,454	27,270
Navigator Holdings Ltd.*	10,800	100,440
Navios Maritime Acquisition Corp.	7,356	12,505
Nordic American Tankers Ltd. (x)	9,031	75,860
Northern Oil and Gas, Inc. (x)*	4,185	11,509
Oasis Petroleum, Inc.*	21,032	318,424
Overseas Shipholding Group, Inc., Class A	3,052	11,689
Pacific Ethanol, Inc.*	2,622	24,909
Panhandle Oil and Gas, Inc., Class A	651	15,331
Par Pacific Holdings, Inc. (x)*	31,428	456,963
PDC Energy, Inc.*	4,992	362,319
Permian Basin Royalty Trust	63,100	486,502
Renewable Energy Group, Inc. (x)*	2,984	28,945
REX American Resources Corp.*	511	50,461
Ring Energy, Inc.*	3,604	46,816
RSP Permian, Inc.*	8,762	390,960
Sanchez Energy Corp. (x)*	3,406	30,756
Scorpio Tankers, Inc.	15,119	68,489
SemGroup Corp., Class A	5,853	244,363
Ship Finance International Ltd. (x)	5,451	80,947
Synergy Resources Corp. (x)*	15,081	134,372
Teekay Corp.	4,560	36,617
Teekay Tankers Ltd., Class A	10,578	23,906
W&T Offshore, Inc.*	3,280	9,086
Western Refining, Inc.	7,150	270,628
Westmoreland Coal Co. (x)*	1,718	30,357

		4,476,287

Total Energy		6,990,803

Financials (30.7%)
Banks (10.4%)
1st Source Corp.	1,403	$62,658
Access National Corp. (x)	736	20,431
ACNB Corp.	527	16,469
Allegiance Bancshares, Inc.*	900	32,535
American National Bankshares, Inc.	717	24,952
Ameris Bancorp	848	36,973
Ames National Corp.	758	25,014
Arrow Financial Corp.	1,011	40,946
Atlantic Capital Bancshares, Inc.*	1,279	24,301
Banc of California, Inc. (x)	1,351	23,440
BancFirst Corp.	723	67,275
Banco Latinoamericano de Comercio Exterior SA, Class E	2,805	82,579
Bancorp, Inc. (The)*	4,529	35,598
BancorpSouth, Inc.	7,821	242,842
Bank of Marin Bancorp	534	37,247
Bank of NT Butterfield & Son Ltd. (The)	777	24,429
Bankwell Financial Group, Inc.	438	14,235
Banner Corp.	2,762	154,147
Bar Harbor Bankshares	534	25,274
Berkshire Hills Bancorp, Inc.	2,781	102,480
Blue Hills Bancorp, Inc.	2,027	38,006
BNC Bancorp	3,387	108,045
Boston Private Financial Holdings, Inc.	7,535	124,704
Bridge Bancorp, Inc.	1,499	56,812
Brookline Bancorp, Inc.	6,273	102,877
Bryn Mawr Bank Corp.	1,497	63,099
BSB Bancorp, Inc.*	728	21,076
C&F Financial Corp.	290	14,457
California First National Bancorp	163	2,551
Camden National Corp.	1,371	60,941
Capital Bank Financial Corp., Class A	1,196	46,943
Capital City Bank Group, Inc.	1,001	20,500
Cardinal Financial Corp.	2,712	88,926
Carolina Financial Corp. (x)	923	28,419
Cascade Bancorp*	2,893	23,491
Cathay General Bancorp	6,701	254,839
CenterState Banks, Inc.	4,291	108,004
Central Pacific Financial Corp.	2,728	85,714
Central Valley Community Bancorp	784	15,649
Century Bancorp, Inc., Class A	323	19,380
Chemical Financial Corp.	4,024	217,980
Chemung Financial Corp. (x)	275	9,996
Citizens & Northern Corp.	1,026	26,881
City Holding Co.	1,308	88,421
CNB Financial Corp.	1,237	33,077
CoBiz Financial, Inc.	3,003	50,721
Codorus Valley Bancorp, Inc. (x)	722	20,649
Columbia Banking System, Inc.	5,126	229,030
Community Bank System, Inc.	3,924	242,464
Community Trust Bancorp, Inc.	1,363	67,605
ConnectOne Bancorp, Inc.	2,581	66,977
County Bancorp, Inc.	131	3,533
CU Bancorp*	1,283	45,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Customers Bancorp, Inc.*	1,327	$47,533
CVB Financial Corp.	9,139	209,557
Eagle Bancorp, Inc.*	619	37,728
Enterprise Bancorp, Inc.	880	33,053
Enterprise Financial Services Corp.	1,725	74,175
Equity Bancshares, Inc., Class A*	476	16,013
Farmers Capital Bank Corp.	661	27,795
Farmers National Banc Corp.	2,216	31,467
FB Financial Corp.*	263	6,825
FCB Financial Holdings, Inc., Class A*	2,769	132,081
Fidelity Southern Corp.	1,876	44,405
Financial Institutions, Inc.	1,241	42,442
First Bancorp	1,774	48,146
First BanCorp*	10,766	71,163
First Bancorp, Inc.	902	29,856
First Busey Corp.	2,775	85,415
First Business Financial Services, Inc.	713	16,912
First Citizens BancShares, Inc., Class A	688	244,240
First Commonwealth Financial Corp.	8,191	116,148
First Community Bancshares, Inc.	1,395	42,045
First Community Financial Partners, Inc. (x)*	1,243	14,543
First Connecticut Bancorp, Inc.	957	21,676
First Financial Bancorp	5,560	158,182
First Financial Bankshares, Inc. (x)	2,201	99,485
First Financial Corp.	893	47,150
First Financial Northwest, Inc.	808	15,950
First Foundation, Inc.*	802	22,857
First Internet Bancorp	479	15,328
First Interstate BancSystem, Inc., Class A (x)	1,834	78,037
First Merchants Corp.	3,752	141,263
First Mid-Illinois Bancshares, Inc.	709	24,106
First Midwest Bancorp, Inc.	7,300	184,179
First NBC Bank Holding Co. (x)*	1,424	10,395
First Northwest Bancorp*	1,031	16,084
First of Long Island Corp. (The)	1,917	54,730
Flushing Financial Corp.	2,511	73,798
FNB Corp.	18,680	299,440
Franklin Financial Network, Inc. (x)*	620	25,947
Fulton Financial Corp.	15,498	291,362
German American Bancorp, Inc.	1,271	66,867
Glacier Bancorp, Inc.	6,745	244,371
Great Southern Bancorp, Inc.	966	52,792
Great Western Bancorp, Inc.	5,362	233,730
Green Bancorp, Inc.*	1,884	28,637
Guaranty Bancorp	1,347	32,597
Hancock Holding Co.	6,971	300,450
Hanmi Financial Corp.	2,909	101,524
HarborOne Bancorp, Inc.*	1,208	23,363
Heartland Financial USA, Inc.	2,031	97,488
Heritage Commerce Corp.	2,121	30,606
Heritage Financial Corp.	2,655	68,366
Heritage Oaks Bancorp	2,169	26,744

Hilltop Holdings, Inc.	6,807	$202,849
HomeTrust Bancshares, Inc.*	1,515	39,239
Hope Bancorp, Inc.	11,586	253,618
Horizon Bancorp	1,735	48,580
IBERIABANK Corp.	3,927	328,886
Independent Bank Corp./Massachusetts	2,368	166,825
Independent Bank Corp./Michigan	1,818	39,451
Independent Bank Group, Inc.	1,002	62,525
International Bancshares Corp.	4,933	201,266
Investors Bancorp, Inc.	26,547	370,331
Lakeland Bancorp, Inc.	3,500	68,250
Lakeland Financial Corp.	2,222	105,234
LCNB Corp.	753	17,507
LegacyTexas Financial Group, Inc.	4,026	173,360
Macatawa Bank Corp.	2,373	24,703
MainSource Financial Group, Inc.	2,073	71,311
MB Financial, Inc.	6,738	318,236
MBT Financial Corp. (x)	1,577	17,899
Mercantile Bank Corp.	1,423	53,647
Merchants Bancshares, Inc.	515	27,913
Middleburg Financial Corp.	414	14,387
Midland States Bancorp, Inc.	343	12,410
MidWestOne Financial Group, Inc.	744	27,974
MutualFirst Financial, Inc. (x)	471	15,590
National Bankshares, Inc. (x)	605	26,287
National Commerce Corp.*	759	28,197
NBT Bancorp, Inc.	3,881	162,536
Nicolet Bankshares, Inc.*	683	32,572
Northrim BanCorp, Inc.	610	19,276
OFG Bancorp	3,923	51,391
Old Line Bancshares, Inc.	562	13,477
Old National Bancorp	11,734	212,972
Old Second Bancorp, Inc.	2,103	23,238
Opus Bank	360	10,818
Orrstown Financial Services, Inc.	485	10,864
Pacific Continental Corp.	1,971	43,066
Pacific Mercantile Bancorp*	1,372	10,016
Pacific Premier Bancorp, Inc.*	1,630	57,621
Park National Corp.	1,213	145,148
Park Sterling Corp.	3,147	33,956
Peapack-Gladstone Financial Corp.	1,439	44,436
Penns Woods Bancorp, Inc.	402	20,301
Peoples Bancorp, Inc.	1,443	46,840
Peoples Financial Services Corp.	615	29,951
People’s Utah Bancorp	1,152	30,931
Pinnacle Financial Partners, Inc.	3,386	234,650
Preferred Bank	1,082	56,718
Premier Financial Bancorp, Inc.	828	16,643
PrivateBancorp, Inc.	7,005	379,601
Prosperity Bancshares, Inc.	5,973	428,742
QCR Holdings, Inc.	1,072	46,418
Renasant Corp.	3,744	158,072
Republic Bancorp, Inc., Class A	856	33,846
Republic First Bancorp, Inc.*	3,976	33,200
S&T Bancorp, Inc.	3,107	121,297
Sandy Spring Bancorp, Inc.	2,113	84,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Seacoast Banking Corp. of Florida*	2,689	$59,319
Shore Bancshares, Inc.	1,135	17,309
Sierra Bancorp	1,039	27,627
Simmons First National Corp., Class A (x)	2,660	165,319
South State Corp.	2,082	181,967
Southern First Bancshares, Inc.*	512	18,432
Southern National Bancorp of Virginia, Inc.	988	16,144
Southside Bancshares, Inc.	2,263	85,247
Southwest Bancorp, Inc.	1,631	47,299
State Bank Financial Corp.	3,146	84,502
Sterling Bancorp	11,230	262,782
Stock Yards Bancorp, Inc.	1,901	89,252
Stonegate Bank	1,161	48,449
Suffolk Bancorp	1,030	44,105
Summit Financial Group, Inc. (x)	746	20,537
Sun Bancorp, Inc.	945	24,570
Texas Capital Bancshares, Inc.*	4,059	318,226
Tompkins Financial Corp.	1,330	125,738
Towne Bank	5,062	168,312
TriCo Bancshares	1,820	62,208
TriState Capital Holdings, Inc.*	1,996	44,112
Triumph Bancorp, Inc.*	1,403	36,688
Trustmark Corp.	6,103	217,572
UMB Financial Corp.	3,991	307,786
Umpqua Holdings Corp.	19,700	369,966
Union Bankshares Corp.	3,985	142,424
United Bankshares, Inc. (x)	5,828	269,545
United Community Banks, Inc.	6,367	188,591
Univest Corp. of Pennsylvania	2,218	68,536
Valley National Bancorp	22,381	260,515
Veritex Holdings, Inc.*	520	13,889
Washington Trust Bancorp, Inc.	1,335	74,827
WashingtonFirst Bankshares, Inc.	756	21,916
Webster Financial Corp.	8,191	444,607
WesBanco, Inc.	3,679	158,418
West Bancorporation, Inc.	1,417	35,000
Westamerica Bancorp (x)	2,260	142,222
Wintrust Financial Corp.	4,577	332,153
Xenith Bankshares, Inc.*	617	17,399
Yadkin Financial Corp.	4,598	157,527

		18,221,177

Capital Markets (3.8%)
Actua Corp.*	3,239	45,346
Arlington Asset Investment Corp., Class A (x)	2,009	29,773
Associated Capital Group, Inc., Class A	117,197	3,849,920
B. Riley Financial, Inc.	805	14,852
BGC Partners, Inc., Class A	200	2,046
Calamos Asset Management, Inc., Class A	1,501	12,834
Clarke, Inc.	3,700	25,794
Cowen Group, Inc., Class A (x)*	2,200	34,100
Dundee Corp., Class A*	151,400	670,701
FBR & Co.	548	7,124
Federated Investors, Inc., Class B	14,600	412,887
GAIN Capital Holdings, Inc.	2,798	18,411

GAMCO Investors, Inc., Class A	5,649	$174,498
Greenhill & Co., Inc.	650	18,005
INTL FCStone, Inc.*	1,405	55,638
Investment Technology Group, Inc.	2,530	49,942
Janus Capital Group, Inc.	13,055	173,240
KCG Holdings, Inc., Class A*	4,838	64,104
Ladenburg Thalmann Financial Services, Inc.*	8,110	19,788
Manning & Napier, Inc.	1,352	10,208
Medley Management, Inc., Class A (x)	304	3,010
OM Asset Management plc	1,163	16,864
Oppenheimer Holdings, Inc., Class A	622	11,569
Piper Jaffray Cos.*	1,340	97,150
PJT Partners, Inc., Class A	1,461	45,116
Pzena Investment Management, Inc., Class A	323	3,589
Safeguard Scientifics, Inc.*	1,820	24,479
Senvest Capital, Inc.*	1,110	141,370
Stifel Financial Corp.*	5,693	284,365
Virtu Financial, Inc., Class A	159	2,536
Virtus Investment Partners, Inc. (x)	412	48,637
Waddell & Reed Financial, Inc., Class A	6,502	126,854
Walter Investment Management Corp. (x)*	1,658	7,876
Wins Finance Holdings, Inc. (x)*	119	21,420

		6,524,046

Consumer Finance (0.7%)
Emergent Capital, Inc. (x)*	364,700	441,286
Encore Capital Group, Inc. (x)*	2,176	62,342
Enova International, Inc.*	2,430	30,497
EZCORP, Inc., Class A*	4,539	48,340
FirstCash, Inc.	1,838	86,386
Green Dot Corp., Class A*	3,252	76,585
LendingClub Corp.*	16,889	88,667
Nelnet, Inc., Class A	1,828	92,771
PRA Group, Inc.*	4,166	162,891
Regional Management Corp.*	884	23,232
World Acceptance Corp. (x)*	552	35,483

		1,148,480

Diversified Financial Services (9.8%)
FNFV Group*	6,136	84,063
Marlin Business Services Corp.	703	14,693
NewStar Financial, Inc.*	2,042	18,889
On Deck Capital, Inc. (x)*	3,552	16,446
Onex Corp.	49,100	3,327,517
PICO Holdings, Inc.*	1,474	22,331
Texas Pacific Land Trust	45,500	13,503,034
Tiptree Financial, Inc.	2,390	14,699

		17,001,672

Insurance (2.8%)
Ambac Financial Group, Inc.*	3,840	86,400
American Equity Investment Life Holding Co.	7,484	168,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

AMERISAFE, Inc.	468	$29,180
AmTrust Financial Services, Inc.	17,100	468,198
Argo Group International Holdings Ltd.	2,533	166,925
Atlas Financial Holdings, Inc.*	519	9,368
Baldwin & Lyons, Inc., Class B	840	21,168
Blue Capital Reinsurance Holdings Ltd.	551	10,166
Citizens, Inc.*	4,304	42,265
CNO Financial Group, Inc.	16,155	309,368
Donegal Group, Inc., Class A	793	13,862
EMC Insurance Group, Inc.	772	23,168
Employers Holdings, Inc.	2,821	111,712
Enstar Group Ltd.*	1,030	203,631
FBL Financial Group, Inc., Class A	912	71,273
Federated National Holding Co.	1,160	21,680
Fidelity & Guaranty Life (x)	1,143	27,089
Genworth Financial, Inc., Class A*	42,109	160,435
Global Indemnity Ltd.*	790	30,186
Greenlight Capital Reinsurance Ltd., Class A*	51,774	1,180,446
Hallmark Financial Services, Inc.*	1,315	15,293
HCI Group, Inc. (x)	826	32,610
Heritage Insurance Holdings, Inc.	2,467	38,658
Horace Mann Educators Corp.	3,553	152,068
Independence Holding Co.	784	15,327
Infinity Property & Casualty Corp.	1,011	88,867
Investors Title Co.	136	21,512
James River Group Holdings Ltd.	1,349	56,051
Kemper Corp.	3,479	154,120
Kinsale Capital Group, Inc.	611	20,780
Maiden Holdings Ltd.	4,970	86,727
MBIA, Inc.*	11,865	126,956
National General Holdings Corp.	1,937	48,406
National Western Life Group, Inc., Class A	211	65,579
Navigators Group, Inc. (The)	1,042	122,696
OneBeacon Insurance Group Ltd., Class A	1,860	29,853
RLI Corp.	642	40,529
Safety Insurance Group, Inc.	1,300	95,810
Selective Insurance Group, Inc.	5,126	220,674
State Auto Financial Corp.	1,413	37,883
State National Cos., Inc.	2,578	35,731
Stewart Information Services Corp.	2,073	95,524
Third Point Reinsurance Ltd.*	5,763	66,563
United Fire Group, Inc.	1,957	96,226
United Insurance Holdings Corp.	416	6,298
Universal Insurance Holdings, Inc. (x)	820	23,288

		4,949,238

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	2,514	43,015
Altisource Residential Corp. (REIT)	4,733	52,252

Anworth Mortgage Asset Corp. (REIT)	8,572	$44,317
Apollo Commercial Real Estate Finance, Inc. (REIT)	6,486	107,797
Ares Commercial Real Estate Corp. (REIT)	2,455	33,707
ARMOUR Residential REIT, Inc. (REIT)	3,294	71,452
Capstead Mortgage Corp. (REIT)	8,647	88,113
Colony Capital, Inc. (REIT), Class A (x)	9,956	201,610
CYS Investments, Inc. (REIT)	13,856	107,107
Dynex Capital, Inc. (REIT)	3,978	27,130
Great Ajax Corp. (REIT)	1,337	17,742
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,783	71,839
Invesco Mortgage Capital, Inc. (REIT)	10,254	149,709
Ladder Capital Corp. (REIT)	3,446	47,279
MTGE Investment Corp. (REIT)	4,192	65,814
New Residential Investment Corp. (REIT)	21,668	340,622
New York Mortgage Trust, Inc. (REIT) (x)	10,000	66,000
Orchid Island Capital, Inc. (REIT) (x)	1,374	14,880
Owens Realty Mortgage, Inc. (REIT) (x)	697	12,908
PennyMac Mortgage Investment Trust (REIT)‡	6,121	100,201
Redwood Trust, Inc. (REIT)	7,021	106,789
Resource Capital Corp. (REIT) (x)	2,751	22,916
Western Asset Mortgage Capital Corp. (REIT)	3,760	37,863

		1,831,062

Thrifts & Mortgage Finance (2.1%)
Astoria Financial Corp.	8,360	155,914
Bank Mutual Corp.	3,676	34,738
BankFinancial Corp.	1,383	20,496
Bear State Financial, Inc. (x)	1,665	16,900
Beneficial Bancorp, Inc.	6,491	119,434
BofI Holding, Inc. (x)*	357	10,192
Capitol Federal Financial, Inc.	11,624	191,331
Charter Financial Corp.	1,235	20,587
Clifton Bancorp, Inc.	1,966	33,265
Dime Community Bancshares, Inc.	2,845	57,185
ESSA Bancorp, Inc.	737	11,586
EverBank Financial Corp.	9,454	183,880
Federal Agricultural Mortgage Corp., Class C	780	44,671
First Defiance Financial Corp.	790	40,085
Flagstar Bancorp, Inc.*	1,960	52,802
Greene County Bancorp, Inc. (x)	202	4,626
Hingham Institution for Savings	65	12,791
Home Bancorp, Inc.	442	17,066
HomeStreet, Inc.*	2,137	67,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Impac Mortgage Holdings, Inc. (x)*	965	$13,529
Kearny Financial Corp.	8,025	124,789
Lake Sunapee Bank Group	708	16,702
Meridian Bancorp, Inc.	3,676	69,476
Meta Financial Group, Inc.	742	76,352
MGIC Investment Corp.*	30,340	309,164
Nationstar Mortgage Holdings, Inc. (x)*	1,614	29,149
NMI Holdings, Inc., Class A*	4,537	48,319
Northfield Bancorp, Inc.	3,417	68,237
Northwest Bancshares, Inc.	8,787	158,430
OceanFirst Financial Corp.	2,046	61,441
Ocwen Financial Corp.*	9,184	49,502
Oritani Financial Corp.	3,239	60,731
PennyMac Financial Services, Inc., Class A*‡	468	7,792
PHH Corp.*	4,519	68,508
Provident Bancorp, Inc.*	361	6,462
Provident Financial Holdings, Inc.	586	11,849
Provident Financial Services, Inc.	5,550	157,065
Radian Group, Inc.	19,158	344,460
SI Financial Group, Inc.	995	15,323
Southern Missouri Bancorp, Inc. (x)	515	18,221
Territorial Bancorp, Inc.	673	22,101
TrustCo Bank Corp.	8,214	71,873
United Community Financial Corp.	4,187	37,432
United Financial Bancorp, Inc.	4,547	82,574
Walker & Dunlop, Inc.*	2,564	79,997
Washington Federal, Inc.	8,235	282,872
Waterstone Financial, Inc.	2,277	41,897
Western New England Bancorp, Inc.	1,297	12,127
WSFS Financial Corp.	2,637	122,225

		3,563,677

Total Financials		53,239,352

Health Care (2.2%)
Biotechnology (0.8%)
Acorda Therapeutics, Inc.*	3,461	65,067
Adamas Pharmaceuticals, Inc. (x)*	782	13,216
Adverum Biotechnologies, Inc. (x)*	2,147	6,226
Agenus, Inc. (x)*	1,118	4,606
Akebia Therapeutics, Inc.*	2,230	23,214
AMAG Pharmaceuticals, Inc. (x)*	2,194	76,351
Ardelyx, Inc.*	2,489	35,344
ARIAD Pharmaceuticals, Inc. (x)*	1,007	12,527
Array BioPharma, Inc. (x)*	13,781	121,135
Arrowhead Pharmaceuticals, Inc. (x)*	368	570
Atara Biotherapeutics, Inc. (x)*	1,964	27,889
Bellicum Pharmaceuticals, Inc. (x)*	641	8,730
BioCryst Pharmaceuticals, Inc. (x)*	1,048	6,634

Bluebird Bio, Inc.*	2,265	$139,750
Cara Therapeutics, Inc. (x)*	1,667	15,486
Celldex Therapeutics, Inc. (x)*	8,632	30,557
Cellular Biomedicine Group, Inc.*	330	4,323
Chimerix, Inc.*	3,806	17,508
Cidara Therapeutics, Inc.*	889	9,246
Concert Pharmaceuticals, Inc.*	878	9,035
Corvus Pharmaceuticals, Inc.*	243	3,475
CytRx Corp. (x)*	680	253
Dimension Therapeutics, Inc.*	664	2,888
Edge Therapeutics, Inc.*	896	11,200
Enanta Pharmaceuticals, Inc.*	1,410	47,235
Epizyme, Inc. (x)*	1,059	12,814
Esperion Therapeutics, Inc. (x)*	1,339	16,764
Exelixis, Inc.*	7,879	117,476
Five Prime Therapeutics, Inc.*	1,912	95,810
Idera Pharmaceuticals, Inc. (x)*	614	921
Ignyta, Inc. (x)*	947	5,019
Immunomedics, Inc. (x)*	686	2,518
Inotek Pharmaceuticals Corp. (x)*	100	610
Karyopharm Therapeutics, Inc.*	1,699	15,971
Merrimack Pharmaceuticals, Inc. (x)*	4,174	17,030
Momenta Pharmaceuticals, Inc.*	4,658	70,103
NantKwest, Inc. (x)*	1,329	7,602
NewLink Genetics Corp.*	481	4,945
Osiris Therapeutics, Inc. (x)*	148	727
Otonomy, Inc.*	2,067	32,865
OvaScience, Inc. (x)*	2,308	3,531
PDL BioPharma, Inc.	13,728	29,103
Pfenex, Inc.*	96	871
Portola Pharmaceuticals, Inc. (x)*	378	8,482
Protagonist Therapeutics, Inc. (x)*	90	1,979
PTC Therapeutics, Inc. (x)*	3,011	32,850
REGENXBIO, Inc. (x)*	1,929	35,783
Retrophin, Inc.*	3,363	63,662
Rigel Pharmaceuticals, Inc.*	1,751	4,167
Selecta Biosciences, Inc.*	80	1,372
Spectrum Pharmaceuticals, Inc.*	5,348	23,692
Stemline Therapeutics, Inc.*	1,218	13,033
Syndax Pharmaceuticals, Inc.*	203	1,456
Trovagene, Inc.*	191	401
Versartis, Inc.*	2,447	36,460
Voyager Therapeutics, Inc.*	577	7,351
Zafgen, Inc.*	2,116	6,729

		1,364,562

Health Care Equipment & Supplies (0.7%)
Analogic Corp.	1,037	86,019
AngioDynamics, Inc.*	2,435	41,078
Anika Therapeutics, Inc.*	241	11,799
AtriCure, Inc.*	602	11,781
Cerus Corp. (x)*	1,233	5,364
CONMED Corp.	2,530	111,750
CryoLife, Inc.*	938	17,963
Exactech, Inc.*	929	25,362
Haemonetics Corp.*	4,678	188,055
Halyard Health, Inc.*	4,290	158,643
ICU Medical, Inc.*	416	61,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Integer Holdings Corp.*	2,773	$81,665
Invacare Corp.	2,872	37,480
K2M Group Holdings, Inc.*	1,591	31,884
Meridian Bioscience, Inc.	498	8,815
Merit Medical Systems, Inc.*	2,447	64,846
Quidel Corp.*	127	2,720
Rockwell Medical, Inc.*	367	2,404
RTI Surgical, Inc.*	5,330	17,323
TransEnterix, Inc. (x)*	5,705	7,417
Wright Medical Group NV*	9,137	209,967

		1,183,633

Health Care Providers & Services (0.6%)
Aceto Corp. (x)	264	5,800
Addus HomeCare Corp.*	604	21,170
Almost Family, Inc.*	547	24,123
American Renal Associates Holdings, Inc. (x)*	108	2,298
BioScrip, Inc. (x)*	8,963	9,322
Community Health Systems, Inc.*	9,863	55,134
Genesis Healthcare, Inc.*	1,587	6,745
Healthways, Inc.*	2,926	66,567
Kindred Healthcare, Inc.	7,544	59,220
LHC Group, Inc.*	1,254	57,308
Magellan Health, Inc.*	629	47,332
Molina Healthcare, Inc.*	1,340	72,708
National HealthCare Corp.	996	75,487
National Research Corp., Class A	159	3,021
Nobilis Health Corp. (x)*	4,608	9,677
Owens & Minor, Inc.	4,853	171,263
PharMerica Corp.*	2,726	68,559
Select Medical Holdings Corp.*	8,901	117,938
Surgery Partners, Inc.*	692	10,968
Triple-S Management Corp., Class B*	2,182	45,167
Universal American Corp.*	3,817	37,979

		967,786

Health Care Technology (0.0%)
Cotiviti Holdings, Inc. (x)*	307	10,561
Evolent Health, Inc., Class A (x)*	1,456	21,548
Vocera Communications, Inc.*	663	12,259

		44,368

Life Sciences Tools & Services (0.0%)
Accelerate Diagnostics, Inc. (x)*	126	2,615
Albany Molecular Research, Inc.*	1,270	23,825
Enzo Biochem, Inc.*	136	944
Luminex Corp.*	2,072	41,916
Medpace Holdings, Inc.*	212	7,647

		76,947

Pharmaceuticals (0.1%)
Aratana Therapeutics, Inc.*	237	1,702
Egalet Corp. (x)*	1,491	11,406
Endocyte, Inc.*	3,217	8,203
Flex Pharma, Inc. (x)*	136	718
Innoviva, Inc. (x)*	798	8,539
Lannett Co., Inc. (x)*	2,575	56,780
Medicines Co. (The) (x)*	522	17,717
Novan, Inc.*	67	1,810
Omeros Corp. (x)*	1,228	12,182

Phibro Animal Health Corp., Class A	121	$3,545
Tetraphase Pharmaceuticals, Inc.*	3,380	13,621
TherapeuticsMD, Inc. (x)*	856	4,939
WaVe Life Sciences Ltd. (x)*	122	3,190
Zogenix, Inc. (x)*	2,269	27,568

		171,920

Total Health Care		3,809,216

Industrials (7.5%)
Aerospace & Defense (1.1%)
AAR Corp.	2,980	98,489
Aerojet Rocketdyne Holdings, Inc.*	2,625	47,119
Aerovironment, Inc. (x)*	1,535	41,184
Cubic Corp.	2,293	109,949
Curtiss-Wright Corp.	1,090	107,212
DigitalGlobe, Inc.*	5,713	163,677
Ducommun, Inc.*	949	24,256
Engility Holdings, Inc.*	1,616	54,459
Esterline Technologies Corp.*	2,666	237,808
KEYW Holding Corp. (The) (x)*	3,218	37,940
KLX, Inc.*	4,780	215,626
Kratos Defense & Security Solutions, Inc. (x)*	4,707	34,832
Mercury Systems, Inc.*	3,310	100,028
Moog, Inc., Class A*	2,610	171,425
National Presto Industries, Inc.	385	40,964
Sparton Corp.*	784	18,698
Teledyne Technologies, Inc.*	2,182	268,387
Triumph Group, Inc.	4,433	117,475
Vectrus, Inc.*	804	19,175

		1,908,703

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	3,826	61,063
Atlas Air Worldwide Holdings, Inc.*	2,247	117,181
Echo Global Logistics, Inc.*	371	9,294
Hub Group, Inc., Class A*	207	9,056
Park-Ohio Holdings Corp.	772	32,887
Radiant Logistics, Inc.*	1,285	5,012
XPO Logistics, Inc.*	8,724	376,527

		611,020

Airlines (0.1%)
SkyWest, Inc.	4,483	163,405

Building Products (0.1%)
Armstrong Flooring, Inc.*	1,978	39,382
CSW Industrials, Inc.*	1,299	47,868
Gibraltar Industries, Inc.*	998	41,567
Griffon Corp.	441	11,554
Quanex Building Products Corp.	2,805	56,941
Universal Forest Products, Inc.	225	22,991

		220,303

Commercial Services & Supplies (0.8%)
ABM Industries, Inc., Class A	4,935	201,544
ACCO Brands Corp.*	9,618	125,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Advanced Disposal Services, Inc.*	324	$7,199
ARC Document Solutions, Inc.*	3,956	20,096
Brady Corp., Class A	978	36,724
Casella Waste Systems, Inc., Class A*	3,492	43,336
CECO Environmental Corp.	2,632	36,716
CompX International, Inc.	134	2,157
Ennis, Inc.	2,280	39,558
Essendant, Inc.	3,322	69,430
G&K Services, Inc., Class A	435	41,956
Heritage-Crystal Clean, Inc.*	521	8,180
InnerWorkings, Inc.*	246	2,423
Interface, Inc.	674	12,503
Kimball International, Inc., Class B	511	8,973
McGrath RentCorp	2,104	82,456
Mobile Mini, Inc.	1,040	31,460
MSA Safety, Inc.	909	63,021
NL Industries, Inc.*	728	5,933
Quad/Graphics, Inc.	1,221	32,820
SP Plus Corp.*	83	2,336
Team, Inc.*	191	7,497
Tetra Tech, Inc.	4,392	189,515
TRC Cos., Inc.*	1,636	17,342
UniFirst Corp.	1,247	179,132
Viad Corp.	808	35,633
VSE Corp.	803	31,189
West Corp.	3,472	85,967

		1,420,611

Construction & Engineering (0.4%)
Aegion Corp.*	3,146	74,560
Ameresco, Inc., Class A*	1,933	10,632
EMCOR Group, Inc.	4,492	317,854
Granite Construction, Inc.	890	48,950
Great Lakes Dredge & Dock Corp.*	4,864	20,429
HC2 Holdings, Inc.*	2,952	17,505
Layne Christensen Co.*	1,651	17,946
MYR Group, Inc.*	1,401	52,790
NV5 Global, Inc.*	169	5,645
Orion Group Holdings, Inc.*	1,733	17,243
Tutor Perini Corp.*	2,875	80,500

		664,054

Electrical Equipment (0.3%)
American Superconductor Corp.*	1,069	7,879
Atkore International Group, Inc.*	446	10,664
Babcock & Wilcox Enterprises, Inc.*	4,136	68,616
Encore Wire Corp.	1,872	81,151
EnerSys	2,763	215,789
FuelCell Energy, Inc. (x)*	2,542	4,449
General Cable Corp.	320	6,096
LSI Industries, Inc.	1,790	17,435
Plug Power, Inc. (x)*	5,716	6,859
Powell Industries, Inc.	775	30,225
Power Solutions International, Inc. (x)*	115	863
Preformed Line Products Co.	224	13,019
Sunrun, Inc. (x)*	5,736	30,458
Thermon Group Holdings, Inc.*	2,889	55,151

TPI Composites, Inc.*	505	$8,100
Vicor Corp.*	117	1,767

		558,521

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	1,218	30,694

Machinery (2.0%)
Actuant Corp., Class A	2,763	71,700
Alamo Group, Inc.	657	49,998
Albany International Corp., Class A	2,219	102,740
Altra Industrial Motion Corp.	382	14,096
American Railcar Industries, Inc. (x)	688	31,160
Astec Industries, Inc.	942	63,547
Barnes Group, Inc.	4,521	214,385
Blue Bird Corp.*	451	6,968
Briggs & Stratton Corp.	3,910	87,037
Chart Industries, Inc.*	2,763	99,523
CIRCOR International, Inc.	1,516	98,358
Colfax Corp.*	12,000	431,159
Columbus McKinnon Corp.	1,764	47,699
DMC Global, Inc.	1,236	19,591
Douglas Dynamics, Inc.	284	9,557
ESCO Technologies, Inc.	2,327	131,824
ExOne Co. (The) (x)*	841	7,855
Federal Signal Corp.	5,389	84,122
Franklin Electric Co., Inc.	258	10,036
FreightCar America, Inc.	1,085	16,199
Gencor Industries, Inc.*	673	10,566
Global Brass & Copper Holdings, Inc.	151	5,179
Gorman-Rupp Co. (The)	215	6,654
Graham Corp.	857	18,983
Greenbrier Cos., Inc. (The) (x)	2,494	103,626
Hardinge, Inc.	1,065	11,800
Harsco Corp.	7,274	98,926
Hurco Cos., Inc.	573	18,966
Hyster-Yale Materials Handling, Inc.	585	37,305
Joy Global, Inc.	8,763	245,363
Kadant, Inc.	792	48,470
Kennametal, Inc.	7,106	222,133
Lindsay Corp.	121	9,028
Manitowoc Co., Inc. (The)*	11,453	68,489
Meritor, Inc.*	7,425	92,219
Milacron Holdings Corp.*	206	3,838
Miller Industries, Inc.	882	23,329
Mueller Industries, Inc.	1,435	57,343
Navistar International Corp.*	4,179	131,094
NN, Inc.	2,373	45,206
Rexnord Corp.*	1,749	34,263
SPX Corp.*	3,647	86,507
SPX FLOW, Inc.*	3,239	103,842
Standex International Corp.	262	23,017
Sun Hydraulics Corp.	215	8,594
Supreme Industries, Inc., Class A	475	7,458
Tennant Co.	88	6,266
Titan International, Inc. (x)	4,017	45,031
TriMas Corp.*	4,072	95,692
Wabash National Corp.	4,280	67,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Watts Water Technologies, Inc., Class A	177	$11,540

		3,345,991

Marine (0.8%)
Clarkson plc	18,000	482,041
Costamare, Inc.	2,358	13,205
Matson, Inc.	2,182	77,221
Scorpio Bulkers, Inc.*	5,149	26,002
Stolt-Nielsen Ltd.	62,600	768,423

		1,366,892

Professional Services (0.5%)
Acacia Research Corp.	4,549	29,569
CBIZ, Inc.*	4,569	62,595
Cogint, Inc. (x)*	1,457	5,027
CRA International, Inc.	810	29,646
Franklin Covey Co.*	211	4,252
FTI Consulting, Inc.*	3,496	157,599
Heidrick & Struggles International, Inc.	1,651	39,872
Hill International, Inc.*	1,961	8,530
Huron Consulting Group, Inc.*	1,752	88,739
ICF International, Inc.*	1,699	93,785
Kelly Services, Inc., Class A	2,629	60,257
Korn/Ferry International	2,127	62,598
Navigant Consulting, Inc.*	4,129	108,096
Resources Connection, Inc.	2,851	54,882
RPX Corp.*	4,588	49,550
TrueBlue, Inc.*	3,569	87,976

		942,973

Road & Rail (0.3%)
ArcBest Corp.	2,218	61,328
Celadon Group, Inc.	2,580	18,447
Covenant Transportation Group, Inc., Class A*	1,059	20,481
Knight Transportation, Inc.	419	13,848
Marten Transport Ltd.	2,039	47,509
P.A.M. Transportation Services, Inc.*	20	520
Roadrunner Transportation Systems, Inc.*	2,871	29,830
Saia, Inc.*	2,262	99,867
Universal Logistics Holdings, Inc.	212	3,466
USA Truck, Inc.*	818	7,125
Werner Enterprises, Inc.	4,057	109,335
YRC Worldwide, Inc.*	2,317	30,770

		442,526

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	4,306	89,780
Applied Industrial Technologies, Inc.	1,844	109,534
BMC Stock Holdings, Inc. (x)*	737	14,372
CAI International, Inc.*	1,498	12,988
DXP Enterprises, Inc.*	1,324	45,996
GATX Corp. (x)	3,692	227,352
Kaman Corp.	2,232	109,212
Lawson Products, Inc.*	116	2,761
MRC Global, Inc.*	8,499	172,190

Neff Corp., Class A*	591	$8,333
NOW, Inc.*	9,624	197,003
Real Industry, Inc.*	4,200	25,620
Rush Enterprises, Inc., Class A*	2,665	85,013
Rush Enterprises, Inc., Class B*	519	16,022
Textainer Group Holdings Ltd. (x)	2,070	15,422
Titan Machinery, Inc.*	1,609	23,443
Triton International Ltd.	2,965	46,847
Veritiv Corp.*	707	38,001
Willis Lease Finance Corp.*	409	10,462

		1,250,351

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,888	58,126

Total Industrials		12,984,170

Information Technology (6.4%)
Communications Equipment (1.9%)
ADTRAN, Inc.	1,554	34,732
Applied Optoelectronics, Inc.*	1,493	34,996
Bel Fuse, Inc., Class B	830	25,647
Black Box Corp.	1,339	20,420
Calix, Inc.*	3,724	28,675
Comtech Telecommunications Corp.	2,024	23,984
Digi International, Inc.*	2,327	31,996
EchoStar Corp., Class A*	36,000	1,850,041
EMCORE Corp.	2,374	20,654
Finisar Corp.*	9,566	289,563
Harmonic, Inc. (x)*	6,924	34,620
Infinera Corp.*	3,832	32,534
Ixia*	5,927	95,425
KVH Industries, Inc.*	1,398	16,496
NETGEAR, Inc.*	980	53,263
NetScout Systems, Inc.*	7,949	250,394
Oclaro, Inc.*	1,557	13,935
Quantenna Communications, Inc.*	219	3,970
ShoreTel, Inc.*	4,641	33,183
Silicom Ltd.	358	14,710
Sonus Networks, Inc.*	3,724	23,461
ViaSat, Inc.*	3,346	221,572
Viavi Solutions, Inc.*	21,213	173,522

		3,327,793

Electronic Equipment, Instruments & Components (1.7%)
Agilysys, Inc.*	1,227	12,712
Anixter International, Inc.*	2,560	207,488
AVX Corp.	4,154	64,927
Benchmark Electronics, Inc.*	4,546	138,653
Control4 Corp.*	1,790	18,258
CTS Corp.	2,807	62,877
Daktronics, Inc.	3,399	36,369
Electro Scientific Industries, Inc.*	2,462	14,575
ePlus, Inc.*	160	18,432
FARO Technologies, Inc.*	1,120	40,320
II-VI, Inc.*	3,930	116,525
Insight Enterprises, Inc.*	3,290	133,048
InvenSense, Inc.*	7,400	94,646
Kimball Electronics, Inc.*	2,524	45,937
Knowles Corp. (x)*	7,980	133,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Maxwell Technologies, Inc. (x)*	2,907	$14,884
Methode Electronics, Inc.	272	11,247
MTS Systems Corp.	123	6,974
Novanta, Inc.*	2,100	44,100
OSI Systems, Inc.*	1,608	122,401
Park Electrochemical Corp.	1,727	32,209
PC Connection, Inc.	860	24,157
Plexus Corp.*	3,056	165,146
RadiSys Corp.*	158	700
Rogers Corp.*	1,091	83,800
Sanmina Corp.*	6,493	237,968
ScanSource, Inc.*	2,271	91,635
SYNNEX Corp.	2,601	314,772
Systemax, Inc.	991	8,691
Tech Data Corp.*	3,110	263,354
TTM Technologies, Inc.*	6,556	89,358
Vishay Intertechnology, Inc. (x)	12,269	198,758
Vishay Precision Group, Inc.*	1,114	21,055

		2,869,322

Internet Software & Services (0.2%)
Apptio, Inc., Class A*	110	2,038
Autobytel, Inc.*	622	8,366
Bankrate, Inc.*	4,306	47,581
Bazaarvoice, Inc.*	7,422	35,997
Blucora, Inc.*	2,817	41,551
Coupa Software, Inc. (x)*	137	3,426
Global Sources Ltd.*	719	6,363
Intralinks Holdings, Inc.*	3,530	47,726
Limelight Networks, Inc. (x)*	6,684	16,844
Liquidity Services, Inc.*	2,233	21,772
Marchex, Inc., Class B*	3,090	8,189
MeetMe, Inc.*	470	2,317
Numerex Corp., Class A*	1,005	7,437
QuinStreet, Inc.*	3,324	12,498
RealNetworks, Inc.*	2,054	9,982
Reis, Inc.	280	6,230
RetailMeNot, Inc.*	3,493	32,485
Rightside Group Ltd.*	1,015	8,394
TechTarget, Inc.*	1,132	9,656
Trade Desk, Inc. (The), Class A (x)*	327	9,048

		337,900

IT Services (0.5%)
Acxiom Corp.*	3,669	98,329
CACI International, Inc., Class A*	2,157	268,116
Cass Information Systems, Inc.	409	30,090
Convergys Corp.	4,069	99,935
Datalink Corp.*	1,705	19,198
EVERTEC, Inc.	1,049	18,620
ManTech International Corp., Class A	2,283	96,457
MoneyGram International, Inc.*	2,693	31,804
NCI, Inc., Class A	589	8,217
NeuStar, Inc., Class A*	381	12,725
Perficient, Inc.*	1,037	18,137
PFSweb, Inc.*	60	510
ServiceSource International, Inc.*	2,171	12,331
Sykes Enterprises, Inc.*	3,620	104,474

Travelport Worldwide Ltd.	2,784	$39,254
Unisys Corp. (x)*	1,551	23,187

		881,384

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Energy Industries, Inc.*	168	9,198
Advanced Micro Devices, Inc.*	34,851	395,211
Alpha & Omega Semiconductor Ltd.*	1,685	35,840
Ambarella, Inc. (x)*	1,753	94,890
Amkor Technology, Inc.*	8,481	89,475
Axcelis Technologies, Inc.*	2,606	37,917
Brooks Automation, Inc.	6,231	106,363
Cabot Microelectronics Corp.	1,867	117,938
Cavium, Inc.*	744	46,455
Cohu, Inc.	2,357	32,762
Diodes, Inc.*	3,506	89,999
DSP Group, Inc.*	1,894	24,717
Entegris, Inc.*	4,833	86,511
Exar Corp.*	3,002	32,362
FormFactor, Inc.*	2,614	29,277
GigPeak, Inc.*	4,949	12,471
Impinj, Inc. (x)*	196	6,927
Intersil Corp., Class A	11,951	266,508
IXYS Corp.	2,218	26,394
Kopin Corp.*	5,536	15,722
MKS Instruments, Inc.	4,475	265,815
Nanometrics, Inc.*	397	9,949
NeoPhotonics Corp.*	2,316	25,036
NVE Corp.	209	14,929
PDF Solutions, Inc.*	77	1,736
Photronics, Inc.*	6,011	67,924
Rambus, Inc.*	7,443	102,490
Rudolph Technologies, Inc.*	2,693	62,882
Sigma Designs, Inc.*	3,243	19,458
Tessera Holding Corp.	1,552	68,598
Ultra Clean Holdings, Inc.*	2,859	27,732
Ultratech, Inc.*	1,783	42,756
Veeco Instruments, Inc.*	3,589	104,619
Xcerra Corp.*	4,778	36,504

		2,407,365

Software (0.6%)
Blackline, Inc.*	138	3,813
Bottomline Technologies de, Inc.*	488	12,210
Digimarc Corp.*	45	1,350
EnerNOC, Inc. (x)*	350	2,100
Everbridge, Inc. (x)*	115	2,122
Glu Mobile, Inc. (x)*	9,348	18,135
Mentor Graphics Corp.	9,541	351,968
MicroStrategy, Inc., Class A*	403	79,552
Park City Group, Inc. (x)*	62	787
Progress Software Corp.	3,979	127,049
QAD, Inc., Class A	831	25,262
Rosetta Stone, Inc.*	387	3,448
Rubicon Project, Inc. (The)*	2,036	15,107
SecureWorks Corp., Class A*	385	4,077
Silver Spring Networks, Inc.*	174	2,316
Tangoe, Inc.*	2,505	19,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Telenav, Inc.*	2,967	$20,917
TiVo Corp.*	7,420	155,078
VASCO Data Security International, Inc.*	281	3,836
Verint Systems, Inc.*	5,500	193,876

		1,042,742

Technology Hardware, Storage & Peripherals (0.1%)
Avid Technology, Inc.*	991	4,360
CPI Card Group, Inc.	1,252	5,196
Diebold Nixdorf, Inc.	4,175	105,001
Eastman Kodak Co.*	301	4,666
Immersion Corp.*	1,796	19,091
Stratasys Ltd.*	2,330	38,538
Super Micro Computer, Inc.*	2,817	79,017
USA Technologies, Inc. (x)*	380	1,634

		257,503

Total Information Technology		11,124,009

Materials (3.0%)
Chemicals (1.5%)
A. Schulman, Inc.	2,599	86,937
AgroFresh Solutions, Inc.*	2,056	5,448
American Vanguard Corp.	2,544	48,718
Calgon Carbon Corp.	4,544	77,248
Chemours Co. (The)	2,755	60,858
Chemtura Corp.*	2,870	95,284
FutureFuel Corp.	2,250	31,275
GCP Applied Technologies, Inc.*	999	26,723
Hawkins, Inc.	686	37,010
Ingevity Corp.*	759	41,639
Innophos Holdings, Inc.	188	9,825
Innospec, Inc.	2,134	146,178
KMG Chemicals, Inc.	454	17,656
Koppers Holdings, Inc.*	366	14,750
Kraton Corp.*	2,720	77,466
Kronos Worldwide, Inc. (x)	1,937	23,128
LSB Industries, Inc. (x)*	1,895	15,956
Minerals Technologies, Inc.	1,467	113,326
Olin Corp.	14,778	378,464
OMNOVA Solutions, Inc.*	903	9,030
Platform Specialty Products Corp. (x)*	82,940	813,640
Quaker Chemical Corp.	288	36,847
Rayonier Advanced Materials, Inc.	1,548	23,932
Stepan Co.	1,616	131,672
TerraVia Holdings, Inc. (x)*	7,139	8,210
Trecora Resources*	308	4,266
Tredegar Corp.	2,276	54,624
Tronox Ltd., Class A	5,822	60,025
Valhi, Inc.	2,143	7,415

		2,457,550

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	147	11,135

Containers & Packaging (0.1%)
Greif, Inc., Class A	2,313	118,680

Greif, Inc., Class B	502	$33,910
UFP Technologies, Inc.*	574	14,608

		167,198

Metals & Mining (1.2%)
AK Steel Holding Corp.*	27,833	284,175
Allegheny Technologies, Inc. (x)	9,799	156,098
Ampco-Pittsburgh Corp.	769	12,881
Carpenter Technology Corp.	4,181	151,227
Century Aluminum Co.*	4,223	36,149
Cliffs Natural Resources, Inc.*	19,956	167,830
Coeur Mining, Inc.*	4,204	38,214
Commercial Metals Co.	10,128	220,588
Dominion Diamond Corp.	10,000	96,800
Ferroglobe plc	5,921	64,124
Gold Resource Corp. (x)	882	3,837
Handy & Harman Ltd.*	272	6,950
Haynes International, Inc.	1,115	47,934
Hecla Mining Co.	34,180	179,103
Kaiser Aluminum Corp.	1,007	78,234
Materion Corp.	1,794	71,042
McEwen Mining, Inc. (x)	33,454	97,351
Olympic Steel, Inc.	732	17,736
Ryerson Holding Corp.*	1,234	16,474
Sandstorm Gold Ltd.*	12,000	46,800
Schnitzer Steel Industries, Inc., Class A	2,341	60,164
Stillwater Mining Co.*	11,086	178,595
SunCoke Energy, Inc.*	5,814	65,931
TimkenSteel Corp.*	3,568	55,233

		2,153,470

Paper & Forest Products (0.2%)
Boise Cascade Co.*	511	11,498
KapStone Paper and Packaging Corp.	7,265	160,193
Louisiana-Pacific Corp.*	900	17,037
P.H. Glatfelter Co.	3,915	93,529
Schweitzer-Mauduit International, Inc.	2,243	102,124

		384,381

Total Materials		5,173,734

Real Estate (9.5%)
Equity Real Estate Investment Trusts (REITs) (5.2%)
Acadia Realty Trust (REIT)	5,706	186,472
Agree Realty Corp. (REIT)	2,094	96,429
Alexander’s, Inc. (REIT)	5	2,134
American Assets Trust, Inc. (REIT)	2,294	98,826
Armada Hoffler Properties, Inc. (REIT)	363	5,289
Ashford Hospitality Prime, Inc. (REIT)	2,240	30,576
Ashford Hospitality Trust, Inc. (REIT)	7,130	55,329
Bluerock Residential Growth REIT, Inc. (REIT)	1,668	22,885
CatchMark Timber Trust, Inc. (REIT), Class A	3,476	39,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CBL & Associates Properties, Inc. (REIT)	15,439	$177,549
Cedar Realty Trust, Inc. (REIT)	7,484	48,871
Chatham Lodging Trust (REIT)	3,394	69,747
Chesapeake Lodging Trust (REIT)	3,995	103,311
City Office REIT, Inc. (REIT)	333	4,386
Colony Starwood Homes (REIT)	5,737	165,283
Community Healthcare Trust, Inc. (REIT)	1,140	26,254
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	1,076	37,531
Cousins Properties, Inc. (REIT)	30,064	255,845
DiamondRock Hospitality Co. (REIT)	18,417	212,348
Easterly Government Properties, Inc. (REIT)	2,912	58,298
Education Realty Trust, Inc. (REIT)	5,841	247,074
Equity LifeStyle Properties, Inc. (REIT)	7,000	504,699
Farmland Partners, Inc. (REIT) (x)	1,075	11,997
FelCor Lodging Trust, Inc. (REIT)	1,570	12,576
First Industrial Realty Trust, Inc. (REIT)	8,035	225,382
First Potomac Realty Trust (REIT)	5,240	57,483
Four Corners Property Trust, Inc. (REIT)	1,238	25,404
Franklin Street Properties Corp. (REIT)	9,567	123,988
GEO Group, Inc. (The) (REIT)	5,287	189,962
Getty Realty Corp. (REIT)	2,346	59,800
Gladstone Commercial Corp. (REIT)	1,980	39,798
Global Medical REIT, Inc. (REIT) (x)	688	6,137
Global Net Lease, Inc. (REIT) (x)	15,732	123,182
Government Properties Income Trust (REIT)	6,180	117,822
Gramercy Property Trust (REIT)	32,040	294,126
Healthcare Realty Trust, Inc. (REIT)	10,186	308,839
Hersha Hospitality Trust (REIT)	3,554	76,411
Hudson Pacific Properties, Inc. (REIT)	9,479	329,679
Independence Realty Trust, Inc. (REIT) (x)	5,036	44,921
InfraREIT, Inc. (REIT)*	3,643	65,246
Investors Real Estate Trust (REIT)	10,903	77,738
Kite Realty Group Trust (REIT)	7,310	171,639
LaSalle Hotel Properties (REIT)	9,473	288,641
Lexington Realty Trust (REIT)	20,942	226,174
LTC Properties, Inc. (REIT)	460	21,611
Mack-Cali Realty Corp. (REIT)	7,910	229,548
MedEquities Realty Trust, Inc. (REIT)	420	4,662

Medical Properties Trust, Inc. (REIT)	17,730	218,079
Monmouth Real Estate Investment Corp. (REIT)	4,686	71,415
Monogram Residential Trust, Inc. (REIT)	15,490	167,602
National Storage Affiliates Trust (REIT)	2,822	62,282
New Senior Investment Group, Inc. (REIT)	6,886	67,414
New York REIT, Inc. (REIT)	15,209	153,915
NexPoint Residential Trust, Inc. (REIT)	1,610	35,967
NorthStar Realty Europe Corp. (REIT)	5,139	64,597
One Liberty Properties, Inc. (REIT)	1,031	25,899
Parkway, Inc. (REIT)*	3,824	85,084
Pebblebrook Hotel Trust (REIT)	6,565	195,309
Pennsylvania REIT (REIT)	4,468	84,713
Physicians Realty Trust (REIT)	6,028	114,291
Preferred Apartment Communities, Inc. (REIT), Class A (x)	1,975	29,447
RAIT Financial Trust (REIT)	8,141	27,354
Ramco-Gershenson Properties Trust (REIT)	6,891	114,253
Retail Opportunity Investments Corp. (REIT)	2,811	59,396
Rexford Industrial Realty, Inc. (REIT)	3,723	86,336
RLJ Lodging Trust (REIT)	10,814	264,835
Sabra Health Care REIT, Inc. (REIT)	4,962	121,172
Saul Centers, Inc. (REIT)	101	6,728
Select Income REIT (REIT)	5,571	140,389
Seritage Growth Properties (REIT), Class A (x)	2,292	97,891
Silver Bay Realty Trust Corp. (REIT)	3,026	51,866
Summit Hotel Properties, Inc. (REIT)	8,019	128,545
Sunstone Hotel Investors, Inc. (REIT)	19,795	301,873
Terreno Realty Corp. (REIT)	3,105	88,461
Tier REIT, Inc. (REIT)	4,313	75,003
UMH Properties, Inc. (REIT)	1,550	23,328
Washington Prime Group, Inc. (REIT)	13,381	139,296
Washington Real Estate Investment Trust (REIT)	4,384	143,313
Whitestone REIT (REIT)	2,300	33,074
Xenia Hotels & Resorts, Inc. (REIT)	9,093	176,586

		9,036,755

Real Estate Management & Development (4.3%)
Alexander & Baldwin, Inc.	1,973	88,529
AV Homes, Inc.*	754	11,913
Consolidated-Tomoka Land Co.	445	23,772
Dream Unlimited Corp., Class A*	382,700	1,891,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Forestar Group, Inc.*	2,800	$37,240
FRP Holdings, Inc.*	566	21,338
Griffin Industrial Realty, Inc.	52	1,650
Howard Hughes Corp. (The)*	45,000	5,134,499
Kennedy-Wilson Holdings, Inc.	3,804	77,982
RE/MAX Holdings, Inc., Class A	1,584	88,704
St Joe Co. (The)*	4,544	86,336
Stratus Properties, Inc.*	552	18,078
Tejon Ranch Co.*	1,249	31,762
Trinity Place Holdings, Inc.*	1,733	16,065

		7,528,904

Total Real Estate		16,565,659

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	939	75,242
Cincinnati Bell, Inc.*	3,906	87,300
Consolidated Communications Holdings, Inc. (x)	1,372	36,838
FairPoint Communications, Inc.*	472	8,826
Globalstar, Inc. (x)*	12,551	19,831
Hawaiian Telcom Holdco, Inc.*	563	13,951
IDT Corp., Class B	621	11,513
Intelsat SA*	2,778	7,417
Iridium Communications, Inc. (x)*	7,744	74,342
Lumos Networks Corp.*	1,536	23,992
ORBCOMM, Inc.*	70	579
pdvWireless, Inc. (x)*	793	17,882
Vonage Holdings Corp.*	15,701	107,553
Windstream Holdings, Inc. (x)	7,767	56,932

		542,198

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,286	15,676
NII Holdings, Inc.*	5,175	11,126
Spok Holdings, Inc.	1,821	37,786

		64,588

Total Telecommunication Services		606,786

Utilities (4.0%)
Electric Utilities (1.0%)
ALLETE, Inc.	4,420	283,720
El Paso Electric Co.	3,687	171,446
Empire District Electric Co. (The)	4,016	136,905
Genie Energy Ltd., Class B*	1,160	6,670
IDACORP, Inc.	4,514	363,602
MGE Energy, Inc.	1,715	111,990
Otter Tail Corp.	3,321	135,497
PNM Resources, Inc.	7,136	244,765
Portland General Electric Co.	7,994	346,380

		1,800,975

Gas Utilities (1.9%)
Chesapeake Utilities Corp.	1,161	77,729
Delta Natural Gas Co., Inc.	568	16,659
New Jersey Resources Corp.	7,170	254,535
Northwest Natural Gas Co.	2,469	147,646
ONE Gas, Inc.	4,642	296,902
Rubis SCA	16,950	1,397,598

South Jersey Industries, Inc.	7,288	$245,533
Southwest Gas Corp.	3,853	295,217
Spire, Inc.	4,059	262,008
WGL Holdings, Inc.	4,350	331,818

		3,325,645

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	11,062	27,655
Atlantica Yield plc (x)	5,436	105,186
Dynegy, Inc.*	10,530	89,084
NRG Yield, Inc., Class A	3,340	51,302
NRG Yield, Inc., Class C	5,777	91,276
Ormat Technologies, Inc.	1,841	98,714
Pattern Energy Group, Inc.	1,249	23,719
TerraForm Global, Inc., Class A*	8,348	32,975
TerraForm Power, Inc., Class A (x)*	8,011	102,621
Vivint Solar, Inc. (x)*	2,250	5,738

		628,270

Multi-Utilities (0.5%)
Avista Corp.	5,736	229,383
Black Hills Corp.	4,599	282,102
NorthWestern Corp.	4,427	251,763
Unitil Corp.	1,240	56,222

		819,470

Water Utilities (0.2%)
American States Water Co.	1,107	50,435
AquaVenture Holdings Ltd.*	134	3,287
Artesian Resources Corp., Class A	666	21,272
California Water Service Group	1,808	61,291
Connecticut Water Service, Inc.	745	41,608
Consolidated Water Co. Ltd.	1,284	13,931
Middlesex Water Co.	197	8,459
SJW Group	1,466	82,068
York Water Co. (The)	102	3,896

		286,247

Total Utilities		6,860,607

Total Common Stocks (85.6%) (Cost $112,273,367)		148,594,099

CLOSED END FUND:
JZ Capital Partners Ltd.	27,800	173,702

Total Close End Funds (0.1%) (Cost $190,347)		173,702

MASTER LIMITED PARTNERSHIPS:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Atlas Energy Group LLC*	150,000	108,000

Total Energy		108,000

Industrials (2.6%)
Industrial Conglomerates (2.6%)
Icahn Enterprises LP	77,138	4,622,109

Total Industrials		4,622,109

Total Master Limited Partnerships (2.7%) (Cost $3,713,811)		4,730,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	2,344	$—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	3,800	8,550

Total Telecommunication Services		8,550

Total Rights (0.0%) (Cost $ —)		8,550

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (7.0%)
JPMorgan Prime Money Market Fund, IM Shares	12,153,690	12,157,336

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.6%)
Bank of Nova Scotia,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,400,163, collateralized by various Common Stocks; total market value $1,556,177. (xx)	1,400,000	1,400,000

Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	$200,000	$200,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,002,775, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,022,774. (xx)	1,002,719	1,002,719
HSBC Securities, Inc.,
0.46%, dated 12/30/16, due 1/3/17, repurchase price $500,026, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $510,006. (xx)	500,000	500,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $400,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Macquarie Bank Ltd.,
0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	300,000	300,000
Natixis,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $400,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $408,023. (xx)	400,000	400,000
Nomura Securities Co. Ltd.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $200,011, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $204,000. (xx)	200,000	200,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

RBS Securities, Inc.,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $1,020,007. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		6,302,719

Total Short-Term Investments (10.6%) (Cost $18,456,750)		18,460,055

Total Investments (99.0%) (Cost $134,634,275)		171,966,515
Other Assets Less Liabilities (1.0%)		1,707,392

Net Assets (100%)		$173,673,907

*	Non-income producing.
†	Securities (totaling $8,550 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $6,074,483. This was secured by cash collateral of $6,302,719 which was subsequently invested in joint repurchase agreements with a total value of $6,302,719, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $13,636 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 3.625%, maturing 1/12/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc., Class A	$7,189	$—	$—	$7,792	$—	$—
PennyMac Mortgage Investment Trust (REIT)	64,245	34,404	3,718	100,201	10,719	(201)

	$71,434	$34,404	$3,718	$107,993	$10,719	$(201)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	7	March-17	$476,808	$474,915	$(1,893)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Funds	$—	$173,702	$—		$173,702
Common Stocks
Consumer Discretionary	22,920,345	3,587,093	—		26,507,438
Consumer Staples	4,692,550	39,775	—		4,732,325
Energy	6,233,114	757,689	—		6,990,803
Financials	49,744,671	3,494,681	—		53,239,352
Health Care	3,809,216	—	—		3,809,216
Industrials	11,733,706	1,250,464	—		12,984,170
Information Technology	11,124,009	—	—		11,124,009
Materials	5,173,734	—	—		5,173,734
Real Estate	16,564,009	1,650	—		16,565,659
Telecommunication Services	606,786	—	—		606,786
Utilities	5,463,010	1,397,597	—		6,860,607
Master Limited Partnerships
Energy	108,000	—	—		108,000
Industrials	4,622,109	—	—		4,622,109
Rights
Information Technology	—	—	—	(b)	— (b)
Telecommunication Services	—	—	8,550		8,550
Short-Term Investments
Investment Companies	12,157,336	—	—		12,157,336
Repurchase Agreements	—	6,302,719	—		6,302,719

Total Assets	$154,952,595	$17,005,370	$8,550		$171,966,515

Liabilities:
Futures	$(1,893)	$—	$—		$(1,893)

Total Liabilities	$(1,893)	$—	$—		$(1,893)

Total	$154,950,702	$17,005,370	$8,550		$171,964,622

(a)	A security with a market value of $39,775 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(1,893	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$749	$749
Equity contracts	93,491	—	93,491

Total	$93,491	$749	$94,240

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,498

^ The Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held futures contracts with an average notional balance of approximately $719,000 and forward foreign currency contracts with an average settlement value of approximately $39,000 for six days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 25%)*	$31,290,450
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 29%)*	$44,739,134

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,873,910
Aggregate gross unrealized depreciation	(16,529,370)

Net unrealized appreciation	$38,344,540

Federal income tax cost of investments	$133,621,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $129,759)	$107,993
Unaffiliated Issuers (Cost $128,201,797)	165,555,803
Repurchase Agreements (Cost $6,302,719)	6,302,719
Cash	7,874,312
Cash held as collateral at broker	23,800
Dividends, interest and other receivables	189,519
Receivable for securities sold	73,477
Securities lending income receivable	13,754
Receivable from Separate Accounts for Trust shares sold	5,108
Other assets	489

Total assets	180,146,974

LIABILITIES
Payable for return of collateral on securities loaned	6,302,719
Investment management fees payable	89,902
Administrative fees payable	18,388
Payable to Separate Accounts for Trust shares redeemed	12,717
Due to broker for futures variation margin	2,004
Trustees’ fees payable	233
Distribution fees payable – Class IB	81
Accrued expenses	47,023

Total liabilities	6,473,067

NET ASSETS	$173,673,907

Net assets were comprised of:
Paid in capital	$136,538,119
Accumulated undistributed net investment income (loss)	52,569
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(247,024)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	37,330,243

Net assets	$173,673,907

Class IB
Net asset value, offering and redemption price per share, $417,546 / 42,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $173,256,361 / 17,621,220 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.83

(x)	Includes value of securities on loan of $6,074,483.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($10,719 of dividend income received from affiliates) (net of $8,237 foreign withholding tax)	$2,531,441
Interest	20,795
Securities lending (net)	109,482

Total income	2,661,718

EXPENSES
Investment management fees	1,216,535
Administrative fees	190,713
Custodian fees	63,825
Professional fees	55,504
Printing and mailing expenses	10,526
Trustees’ fees	3,441
Distribution fees – Class IB	614
Miscellaneous	7,960

Gross expenses	1,549,118
Less: Waiver from investment manager	(130,536)

Net expenses	1,418,582

NET INVESTMENT INCOME (LOSS)	1,243,136

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(201) of realized gain (loss) from affiliates)	6,881,825
Net distributions of realized gain received from underlying funds	5
Futures	93,491
Foreign currency transactions	(2,296)

Net realized gain (loss)	6,973,025

Change in unrealized appreciation (depreciation) on:
Investments ($5,873 of change in unrealized appreciation (depreciation) from affiliates)	26,270,932
Futures	7,498
Foreign currency translations	(65)

Net change in unrealized appreciation (depreciation)	26,278,365

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,251,390

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,494,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,243,136	$774,156
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	6,973,025	6,311,731
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	26,278,365	(21,173,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,494,526	(14,087,811)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,646)	—
Class K	(791,438)	(305,814)

	(793,084)	(305,814)

Distributions from net realized capital gains
Class IB	(17,322)	(6,599)
Class K	(8,019,068)	(6,072,483)

	(8,036,390)	(6,079,082)

Return of capital
Class IB	(9,168)	(431)
Class K	(4,409,629)	(388,266)

	(4,418,797)	(388,697)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,248,271)	(6,773,593)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,501 and 18,672 shares, respectively ]	212,467	181,093
Capital shares issued in reinvestment of dividends and distributions [ 2,842 and 831 shares, respectively ]	28,136	7,030
Capital shares repurchased [ (2,303) and (2,692) shares, respectively ]	(21,743)	(27,319)

Total Class IB transactions	218,860	160,804

Class K
Capital shares sold [ 965,278 and 2,707,991 shares, respectively ]	8,280,365	25,125,963
Capital shares issued in reinvestment of dividends and distributions [ 1,336,950 and 800,610 shares, respectively ]	13,220,135	6,766,563
Capital shares repurchased [ (2,159,670) and (3,081,169) shares, respectively ]	(18,743,864)	(28,699,577)

Total Class K transactions	2,756,636	3,192,949

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,975,496	3,353,753

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,221,751	(17,507,651)
NET ASSETS:
Beginning of year	149,452,156	166,959,807

End of year (a)	$173,673,907	$149,452,156

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$52,569	$8,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.55	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.03		—	#	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.02	(1.10)		0.41		0.06

Total from investment operations	2.08	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	(0.03)	—		—		—	#
Distributions from net realized gains	(0.50)	(0.36)		—		(0.27)
Return of capital	(0.26)	(0.02)		—		(0.02)

Total dividends and distributions	(0.79)	(0.38)		—		(0.29)

Net asset value, end of period	$9.84	$8.55		$10.20		$9.79

Total return (b)	24.19%	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$418	$166		$—		$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18%	1.22%		1.25%		1.25%
Before waivers (a)(f)	1.27%	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.61%	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers (a)(f)	0.52%	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	23%	17%		17%		18%

	Year Ended December 31,		April 21, 2014* to December 31, 2014

Class K	2016	2015
Net asset value, beginning of period	$8.54	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.03	(0.90)	0.05

Total from investment operations	2.10	(0.85)	0.09

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)
Distributions from net realized gains	(0.50)	(0.36)	(0.27)
Return of capital	(0.27)	(0.02)	(0.02)

Total dividends and distributions	(0.81)	(0.40)	(0.30)

Net asset value, end of period	$9.83	$8.54	$9.79

Total return (b)	24.54%	(8.58)%	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$173,256	$149,286	$166,935
Ratio of expenses to average net assets:
After waivers (a)(f)	0.93%	0.98%	1.00%
Before waivers (a)(f)	1.02%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.82%	0.48%	0.55	%(l)
Before waivers (a)(f)	0.73%	0.48%	0.52	%(l)
Portfolio turnover rate (z)^	23%	17%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	3.26%	(0.22)%
S&P 500 Index	11.96	6.66
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	0.64
50% Bloomberg Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE Index/3.5% S&P MidCap 400 Index/23% S&P 500 Index/3.5% Russell 2000® Index	5.05	1.61
* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.26% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index, Bloomberg Barclays U.S. Intermediate Government Bond Index and 50% Bloomberg Barclays U.S. Intermediate Government Bond Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000® Index, returned, 11.96%, 1.05% and 5.05%, respectively, over the same period.

Portfolio Highlights

For the year, high-quality government bonds rose modestly, while the equity markets were up substantially. On an absolute basis, U.S. large-, mid- and small-cap equities were the largest contributors to Portfolio performance. Fixed income also posted positive returns for the year, but gave back a lot of gains generated earlier in the year during the fourth quarter due to a combination of the rally in risk assets following the presidential election and the Federal Reserve’s subsequent 25 basis point rate hike. In 2016, the Portfolio underperformed its all-U.S. stock primary equity benchmark, but outperformed its bond benchmark. The Portfolio slightly underperformed its composite benchmark, after a margin for fees.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	4.03
Weighted Average Coupon (%)	1.70
Weighted Average Modified Duration (Years)*	3.83
Weighted Average Rating**	AAA/AA1

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	48.2%
Investment Companies	16.4
Information Technology	5.6
Financials	3.9
Health Care	3.7
Consumer Discretionary	3.2
Industrials	2.7
Consumer Staples	2.5
Energy	2.0
U.S. Government Agency Security	1.7
Utilities	0.8
Real Estate	0.8
Materials	0.8
Telecommunication Services	0.7
Exchange Traded Funds	0.5
Cash and Other	6.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,017.85	$6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.98	6.21

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.22%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.2%)
Auto Components (0.0%)
BorgWarner, Inc.	460	$18,142
Delphi Automotive plc	581	39,131
Goodyear Tire & Rubber Co. (The)	555	17,133

		74,406

Automobiles (0.1%)
Ford Motor Co.	8,524	103,396
General Motors Co.	3,025	105,392
Harley-Davidson, Inc.	410	23,919

		232,707

Distributors (0.0%)
Genuine Parts Co.	352	33,630
LKQ Corp.*	650	19,923

		53,553

Diversified Consumer Services (0.0%)
H&R Block, Inc.	584	13,426

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	1,020	53,101
Chipotle Mexican Grill, Inc.*	63	23,771
Darden Restaurants, Inc.	280	20,362
Marriott International, Inc., Class A	690	57,049
McDonald’s Corp.	1,900	231,268
Royal Caribbean Cruises Ltd.	374	30,683
Starbucks Corp.	3,260	180,995
Wyndham Worldwide Corp.	230	17,565
Wynn Resorts Ltd.	171	14,793
Yum! Brands, Inc.	811	51,361

		680,948

Household Durables (0.1%)
D.R. Horton, Inc.	776	21,208
Garmin Ltd.	247	11,977
Harman International Industries, Inc.	155	17,230
Leggett & Platt, Inc.	267	13,051
Lennar Corp., Class A	403	17,301
Mohawk Industries, Inc.*	155	30,950
Newell Brands, Inc.	1,119	49,963
PulteGroup, Inc.	691	12,701
Whirlpool Corp.	156	28,356

		202,737

Internet & Direct Marketing Retail (0.6%)
Amazon.com, Inc.*	876	656,886
Expedia, Inc.	278	31,492
Netflix, Inc.*	940	116,372
Priceline Group, Inc. (The)*	112	164,199
TripAdvisor, Inc.*	270	12,520

		981,469

Leisure Products (0.0%)
Hasbro, Inc.	252	19,603
Mattel, Inc.	837	23,059

		42,662

Media (0.9%)
CBS Corp. (Non-Voting), Class B	910	$57,894
Charter Communications, Inc., Class A*	482	138,777
Comcast Corp., Class A	5,339	368,657
Discovery Communications, Inc., Class A*	312	8,552
Discovery Communications, Inc., Class C*	479	12,828
Interpublic Group of Cos., Inc. (The)	879	20,577
News Corp., Class A	721	8,263
News Corp., Class B	353	4,165
Omnicom Group, Inc.	532	45,279
Scripps Networks Interactive, Inc., Class A	182	12,989
TEGNA, Inc.	568	12,150
Time Warner, Inc.	1,711	165,163
Twenty-First Century Fox, Inc., Class A	2,405	67,436
Twenty-First Century Fox, Inc., Class B	1,057	28,803
Viacom, Inc., Class B	796	27,940
Walt Disney Co. (The)	3,298	343,718

		1,323,191

Multiline Retail (0.1%)
Dollar General Corp.	557	41,257
Dollar Tree, Inc.*	539	41,600
Kohl’s Corp.	386	19,061
Macy’s, Inc.	699	25,031
Nordstrom, Inc.	227	10,880
Target Corp.	1,253	90,504

		228,333

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	174	29,427
AutoNation, Inc.*	183	8,903
AutoZone, Inc.*	65	51,336
Bed Bath & Beyond, Inc.	373	15,159
Best Buy Co., Inc.	653	27,864
CarMax, Inc.*	430	27,688
Foot Locker, Inc.	288	20,416
Gap, Inc. (The)	508	11,400
Home Depot, Inc. (The)	2,750	368,719
L Brands, Inc.	528	34,764
Lowe’s Cos., Inc.	1,970	140,106
O’Reilly Automotive, Inc.*	217	60,415
Ross Stores, Inc.	881	57,794
Signet Jewelers Ltd.	186	17,532
Staples, Inc.	1,315	11,901
Tiffany & Co.	257	19,900
TJX Cos., Inc. (The)	1,473	110,666
Tractor Supply Co.	279	21,151
Ulta Salon Cosmetics & Fragrance, Inc.*	132	33,652
Urban Outfitters, Inc.*	134	3,816

		1,072,609

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	584	20,452
Hanesbrands, Inc.	911	19,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Michael Kors Holdings Ltd.*	367	$15,774
NIKE, Inc., Class B	3,012	153,099
PVH Corp.	157	14,168
Ralph Lauren Corp.	122	11,019
Under Armour, Inc., Class A*	417	12,114
Under Armour, Inc., Class C*	505	12,711
VF Corp.	760	40,546

		299,533

Total Consumer Discretionary		5,205,574

Consumer Staples (2.5%)
Beverages (0.6%)
Brown-Forman Corp., Class B	380	17,070
Coca-Cola Co. (The)	8,644	358,381
Constellation Brands, Inc., Class A	408	62,550
Dr Pepper Snapple Group, Inc.	398	36,087
Molson Coors Brewing Co., Class B	398	38,729
Monster Beverage Corp.*	971	43,054
PepsiCo, Inc.	3,178	332,514

		888,385

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	978	156,588
CVS Health Corp.	2,374	187,332
Kroger Co. (The)	2,033	70,159
Sysco Corp.	1,117	61,848
Walgreens Boots Alliance, Inc.	1,912	158,237
Wal-Mart Stores, Inc.	3,358	232,105
Whole Foods Market, Inc.	686	21,101

		887,370

Food Products (0.4%)
Archer-Daniels-Midland Co.	1,243	56,743
Campbell Soup Co.	445	26,909
Conagra Brands, Inc.	930	36,782
General Mills, Inc.	1,329	82,092
Hershey Co. (The)	308	31,856
Hormel Foods Corp.	637	22,174
JM Smucker Co. (The)	272	34,832
Kellogg Co.	532	39,214
Kraft Heinz Co. (The)	1,369	119,541
McCormick & Co., Inc. (Non-Voting)	234	21,839
Mead Johnson Nutrition Co.	416	29,436
Mondelez International, Inc., Class A	3,528	156,397
Tyson Foods, Inc., Class A	679	41,881

		699,696

Household Products (0.5%)
Church & Dwight Co., Inc.	595	26,293
Clorox Co. (The)	299	35,886
Colgate-Palmolive Co.	1,956	128,001
Kimberly-Clark Corp.	818	93,350
Procter & Gamble Co. (The)	5,926	498,258

		781,788

Personal Products (0.0%)
Coty, Inc., Class A	1,172	$21,459
Estee Lauder Cos., Inc. (The), Class A	502	38,398

		59,857

Tobacco (0.4%)
Altria Group, Inc.	4,338	293,336
Philip Morris International, Inc.	3,477	318,111
Reynolds American, Inc.	1,885	105,635

		717,082

Total Consumer Staples		4,034,178

Energy (2.0%)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc.	993	64,515
FMC Technologies, Inc.*	489	17,374
Halliburton Co.	1,911	103,366
Helmerich & Payne, Inc.	218	16,873
National Oilwell Varco, Inc.	789	29,540
Schlumberger Ltd.	3,106	260,749
Transocean Ltd.*	951	14,018

		506,435

Oil, Gas & Consumable Fuels (1.7%)
Anadarko Petroleum Corp.	1,236	86,186
Apache Corp.	846	53,696
Cabot Oil & Gas Corp.	928	21,678
Chesapeake Energy Corp.*	1,803	12,657
Chevron Corp.	4,153	488,809
Cimarex Energy Co.	216	29,354
Concho Resources, Inc.*	302	40,045
ConocoPhillips	2,813	141,044
Devon Energy Corp.	1,151	52,566
EOG Resources, Inc.	1,214	122,735
EQT Corp.	353	23,086
Exxon Mobil Corp.	9,227	832,830
Hess Corp.	604	37,623
Kinder Morgan, Inc.	4,339	89,861
Marathon Oil Corp.	1,895	32,802
Marathon Petroleum Corp.	1,154	58,104
Murphy Oil Corp.	385	11,985
Newfield Exploration Co.*	460	18,630
Noble Energy, Inc.	981	37,337
Occidental Petroleum Corp.	1,725	122,872
ONEOK, Inc.	467	26,810
Phillips 66	948	81,917
Pioneer Natural Resources Co.	380	68,427
Range Resources Corp.	347	11,923
Southwestern Energy Co.*	1,048	11,339
Spectra Energy Corp.	1,579	64,881
Tesoro Corp.	258	22,562
Valero Energy Corp.	1,050	71,736
Williams Cos., Inc. (The)	1,553	48,360

		2,721,855

Total Energy		3,228,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Financials (3.9%)
Banks (1.9%)
Bank of America Corp.	22,472	$496,631
BB&T Corp.	1,757	82,614
Citigroup, Inc.	6,364	378,213
Citizens Financial Group, Inc.	1,109	39,514
Comerica, Inc.	390	26,563
Fifth Third Bancorp	1,763	47,548
Huntington Bancshares, Inc.	2,277	30,102
JPMorgan Chase & Co.	7,928	684,107
KeyCorp	2,373	43,355
M&T Bank Corp.	346	54,125
People’s United Financial, Inc.	672	13,010
PNC Financial Services Group, Inc. (The)	1,092	127,720
Regions Financial Corp.	2,756	39,576
SunTrust Banks, Inc.	1,126	61,761
U.S. Bancorp	3,533	181,490
Wells Fargo & Co.	9,905	545,865
Zions Bancorp	420	18,077

		2,870,271

Capital Markets (0.7%)
Affiliated Managers Group, Inc.*	114	16,564
Ameriprise Financial, Inc.	368	40,826
Bank of New York Mellon Corp. (The)	2,355	111,580
BlackRock, Inc.	270	102,746
Charles Schwab Corp. (The)	2,675	105,582
CME Group, Inc.	738	85,128
E*TRADE Financial Corp.*	600	20,790
Franklin Resources, Inc.	750	29,685
Goldman Sachs Group, Inc. (The)	823	197,067
Intercontinental Exchange, Inc.	1,279	72,161
Moody’s Corp.	351	33,089
Morgan Stanley	3,217	135,918
Nasdaq, Inc.	267	17,921
Northern Trust Corp.	447	39,805
S&P Global, Inc.	620	66,675
State Street Corp.	791	61,477
T Rowe Price Group, Inc.	561	42,221

		1,179,235

Consumer Finance (0.2%)
American Express Co.	1,695	125,566
Capital One Financial Corp.	1,077	93,957
Discover Financial Services	872	62,862
Navient Corp.	751	12,339
Synchrony Financial	1,692	61,369

		356,093

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	4,156	677,345
Leucadia National Corp.	745	17,321

		694,666

Insurance (0.7%)
Aflac, Inc.	902	62,779
Allstate Corp. (The)	843	62,483
American International Group, Inc.	2,248	146,816

Aon plc	605	$67,476
Arthur J. Gallagher & Co.	426	22,135
Assurant, Inc.	147	13,650
Chubb Ltd.	1,018	134,497
Cincinnati Financial Corp.	330	24,998
Hartford Financial Services Group, Inc. (The)	887	42,266
Lincoln National Corp.	513	33,997
Loews Corp.	659	30,861
Marsh & McLennan Cos., Inc.	1,169	79,013
MetLife, Inc.	2,410	129,875
Principal Financial Group, Inc.	581	33,617
Progressive Corp. (The)	1,260	44,730
Prudential Financial, Inc.	951	98,961
Torchmark Corp.	238	17,555
Travelers Cos., Inc. (The)	624	76,390
Unum Group	492	21,614
Willis Towers Watson plc	276	33,749
XL Group Ltd.	591	22,021

		1,199,483

Total Financials		6,299,748

Health Care (3.7%)
Biotechnology (0.7%)
AbbVie, Inc.	3,583	224,368
Alexion Pharmaceuticals, Inc.*	486	59,462
Amgen, Inc.	1,697	248,119
Biogen, Inc.*	487	138,103
Celgene Corp.*	1,711	198,048
Gilead Sciences, Inc.	2,967	212,467
Regeneron Pharmaceuticals, Inc.*	169	62,038
Vertex Pharmaceuticals, Inc.*	599	44,128

		1,186,733

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	3,269	125,562
Baxter International, Inc.	1,069	47,399
Becton Dickinson and Co.	489	80,954
Boston Scientific Corp.*	2,921	63,181
C.R. Bard, Inc.	164	36,844
Cooper Cos., Inc. (The)	106	18,543
Danaher Corp.	1,376	107,108
DENTSPLY SIRONA, Inc.	516	29,789
Edwards Lifesciences Corp.*	468	43,852
Hologic, Inc.*	676	27,121
Intuitive Surgical, Inc.*	87	55,173
Medtronic plc	3,125	222,593
St. Jude Medical, Inc.	646	51,803
Stryker Corp.	681	81,591
Varian Medical Systems, Inc.*	191	17,148
Zimmer Biomet Holdings, Inc.	467	48,194

		1,056,855

Health Care Providers & Services (0.7%)
Aetna, Inc.	754	93,504
AmerisourceBergen Corp.	381	29,790
Anthem, Inc.	584	83,962
Cardinal Health, Inc.	717	51,602
Centene Corp.*	366	20,683
Cigna Corp.	567	75,632
DaVita, Inc.*	394	25,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Envision Healthcare Corp.*	237	$15,000
Express Scripts Holding Co.*	1,397	96,099
HCA Holdings, Inc.*	655	48,483
Henry Schein, Inc.*	170	25,791
Humana, Inc.	332	67,738
Laboratory Corp. of America Holdings*	240	30,811
McKesson Corp.	504	70,787
Patterson Cos., Inc.	217	8,904
Quest Diagnostics, Inc.	291	26,743
UnitedHealth Group, Inc.	2,080	332,882
Universal Health Services, Inc., Class B	205	21,808

		1,125,514

Health Care Technology (0.0%)
Cerner Corp.*	707	33,491

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	785	35,765
Illumina, Inc.*	332	42,509
Mettler-Toledo International, Inc.*	62	25,951
PerkinElmer, Inc.	251	13,090
Thermo Fisher Scientific, Inc.	880	124,167
Waters Corp.*	190	25,534

		267,016

Pharmaceuticals (1.4%)
Allergan plc*	846	177,668
Bristol-Myers Squibb Co.	3,737	218,390
Eli Lilly & Co.	2,184	160,633
Endo International plc*	536	8,828
Johnson & Johnson	6,088	701,399
Mallinckrodt plc*	239	11,907
Merck & Co., Inc.	6,157	362,463
Mylan NV*	1,059	40,401
Perrigo Co. plc	346	28,798
Pfizer, Inc.	13,511	438,837
Zoetis, Inc.	1,121	60,007

		2,209,331

Total Health Care		5,878,940

Industrials (2.7%)
Aerospace & Defense (0.6%)
Arconic, Inc.	869	16,111
Boeing Co. (The)	1,279	199,114
General Dynamics Corp.	627	108,258
L-3 Communications Holdings, Inc.	161	24,490
Lockheed Martin Corp.	557	139,217
Northrop Grumman Corp.	391	90,939
Raytheon Co.	653	92,726
Rockwell Collins, Inc.	265	24,581
Textron, Inc.	620	30,107
TransDigm Group, Inc.	121	30,124
United Technologies Corp.	1,735	190,191

		945,858

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	340	24,908
Expeditors International of Washington, Inc.	397	21,025

FedEx Corp.	551	$102,596
United Parcel Service, Inc., Class B	1,529	175,285

		323,814

Airlines (0.2%)
Alaska Air Group, Inc.	256	22,715
American Airlines Group, Inc.	1,204	56,215
Delta Air Lines, Inc.	1,686	82,934
Southwest Airlines Co.	1,351	67,334
United Continental Holdings, Inc.*	681	49,631

		278,829

Building Products (0.1%)
Allegion plc	194	12,416
Fortune Brands Home & Security, Inc.	315	16,840
Johnson Controls International plc	2,039	83,986
Masco Corp.	669	21,154

		134,396

Commercial Services & Supplies (0.1%)
Cintas Corp.	183	21,147
Pitney Bowes, Inc.	292	4,435
Republic Services, Inc.	535	30,522
Stericycle, Inc.*	173	13,328
Waste Management, Inc.	917	65,025

		134,457

Construction & Engineering (0.0%)
Fluor Corp.	318	16,701
Jacobs Engineering Group, Inc.*	275	15,675
Quanta Services, Inc.*	373	12,999

		45,375

Electrical Equipment (0.1%)
Acuity Brands, Inc.	101	23,317
AMETEK, Inc.	515	25,029
Eaton Corp. plc	1,002	67,224
Emerson Electric Co.	1,418	79,054
Rockwell Automation, Inc.	278	37,363

		231,987

Industrial Conglomerates (0.7%)
3M Co.	1,350	241,070
General Electric Co.	19,577	618,633
Honeywell International, Inc.	1,715	198,683
Roper Technologies, Inc.	233	42,658

		1,101,044

Machinery (0.4%)
Caterpillar, Inc.	1,277	118,429
Cummins, Inc.	357	48,791
Deere & Co.	619	63,782
Dover Corp.	337	25,251
Flowserve Corp.	255	12,253
Fortive Corp.	704	37,756
Illinois Tool Works, Inc.	710	86,947
Ingersoll-Rand plc	568	42,623
PACCAR, Inc.	740	47,286
Parker-Hannifin Corp.	295	41,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pentair plc	360	$20,185
Snap-on, Inc.	127	21,751
Stanley Black & Decker, Inc.	321	36,815
Xylem, Inc.	409	20,254

		623,423

Professional Services (0.1%)
Dun & Bradstreet Corp. (The)	70	8,492
Equifax, Inc.	266	31,449
Nielsen Holdings plc	805	33,770
Robert Half International, Inc.	279	13,610
Verisk Analytics, Inc.*	360	29,221

		116,542

Road & Rail (0.2%)
CSX Corp.	2,083	74,842
JB Hunt Transport Services, Inc.	175	16,987
Kansas City Southern	244	20,703
Norfolk Southern Corp.	635	68,624
Ryder System, Inc.	106	7,891
Union Pacific Corp.	1,804	187,040

		376,087

Trading Companies & Distributors (0.0%)
Fastenal Co.	625	29,362
United Rentals, Inc.*	203	21,433
WW Grainger, Inc.	125	29,031

		79,826

Total Industrials		4,391,638

Information Technology (5.6%)
Communications Equipment (0.3%)
Cisco Systems, Inc.	11,199	338,434
F5 Networks, Inc.*	152	21,997
Harris Corp.	284	29,101
Juniper Networks, Inc.	775	21,902
Motorola Solutions, Inc.	375	31,084

		442,518

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	699	46,973
Corning, Inc.	2,161	52,447
FLIR Systems, Inc.	357	12,920
TE Connectivity Ltd.	824	57,087

		169,427

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	400	26,672
Alphabet, Inc., Class A*	658	521,432
Alphabet, Inc., Class C*	658	507,858
eBay, Inc.*	2,321	68,910
Facebook, Inc., Class A*	5,177	595,614
VeriSign, Inc.*	219	16,659
Yahoo!, Inc.*	1,910	73,860

		1,811,005

IT Services (1.0%)
Accenture plc, Class A	1,405	164,568
Alliance Data Systems Corp.	130	29,705
Automatic Data Processing, Inc.	1,018	104,630
Cognizant Technology Solutions Corp., Class A*	1,411	79,058

CSRA, Inc.	266	$8,469
Fidelity National Information Services, Inc.	728	55,066
Fiserv, Inc.*	492	52,290
Global Payments, Inc.	383	26,584
International Business Machines Corp.	1,931	320,526
Mastercard, Inc., Class A	2,125	219,406
Paychex, Inc.	722	43,955
PayPal Holdings, Inc.*	2,542	100,333
Teradata Corp.*	321	8,722
Total System Services, Inc.	356	17,455
Visa, Inc., Class A	4,175	325,733
Western Union Co. (The)	1,022	22,198
Xerox Corp.	1,794	15,662

		1,594,360

Semiconductors & Semiconductor Equipment (0.9%)
Analog Devices, Inc.	737	53,521
Applied Materials, Inc.	2,381	76,835
Broadcom Ltd.	867	153,260
First Solar, Inc.*	141	4,525
Intel Corp.	10,538	382,212
KLA-Tencor Corp.	326	25,650
Lam Research Corp.	387	40,918
Linear Technology Corp.	552	34,417
Microchip Technology, Inc.	466	29,894
Micron Technology, Inc.*	2,314	50,723
NVIDIA Corp.	1,176	125,526
Qorvo, Inc.*	339	17,875
QUALCOMM, Inc.	3,272	213,334
Skyworks Solutions, Inc.	389	29,043
Texas Instruments, Inc.	2,204	160,826
Xilinx, Inc.	556	33,566

		1,432,125

Software (1.2%)
Activision Blizzard, Inc.	1,549	55,934
Adobe Systems, Inc.*	1,150	118,393
Autodesk, Inc.*	429	31,750
CA, Inc.	697	22,144
Citrix Systems, Inc.*	347	30,991
Electronic Arts, Inc.*	662	52,139
Intuit, Inc.	561	64,296
Microsoft Corp.	17,307	1,075,456
Oracle Corp.	6,719	258,346
Red Hat, Inc.*	381	26,556
salesforce.com, Inc.*	1,486	101,732
Symantec Corp.	1,427	34,091

		1,871,828

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	11,967	1,386,018
Hewlett Packard Enterprise Co.	3,659	84,669
HP, Inc.	3,940	58,470
NetApp, Inc.	598	21,091
Seagate Technology plc	667	25,459
Western Digital Corp.	688	46,750

		1,622,457

Total Information Technology		8,943,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	471	$67,739
Albemarle Corp.	247	21,262
CF Industries Holdings, Inc.	590	18,573
Dow Chemical Co. (The)	2,493	142,649
Eastman Chemical Co.	342	25,722
Ecolab, Inc.	572	67,050
EI du Pont de Nemours & Co.	1,957	143,644
FMC Corp.	301	17,025
International Flavors & Fragrances, Inc.	179	21,092
LyondellBasell Industries NV, Class A	744	63,820
Monsanto Co.	983	103,421
Mosaic Co. (The)	728	21,352
PPG Industries, Inc.	579	54,866
Praxair, Inc.	637	74,650
Sherwin-Williams Co. (The)	175	47,030

		889,895

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	134	29,685
Vulcan Materials Co.	304	38,046

		67,731

Containers & Packaging (0.1%)
Avery Dennison Corp.	179	12,569
Ball Corp.	406	30,478
International Paper Co.	937	49,718
Sealed Air Corp.	468	21,219
WestRock Co.	583	29,599

		143,583

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.*	2,820	37,196
Newmont Mining Corp.	1,182	40,271
Nucor Corp.	684	40,711

		118,178

Total Materials		1,219,387

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
American Tower Corp. (REIT)	925	97,753
Apartment Investment & Management Co. (REIT), Class A	307	13,953
AvalonBay Communities, Inc. (REIT)	311	55,094
Boston Properties, Inc. (REIT)	348	43,771
Crown Castle International Corp. (REIT)	832	72,193
Digital Realty Trust, Inc. (REIT)	383	37,634
Equinix, Inc. (REIT)	152	54,326
Equity Residential (REIT)	852	54,835
Essex Property Trust, Inc. (REIT)	140	32,550
Extra Space Storage, Inc. (REIT)	306	23,635
Federal Realty Investment Trust (REIT)	154	21,885
General Growth Properties, Inc. (REIT)	1,365	34,098

HCP, Inc. (REIT)	1,037	$30,820
Host Hotels & Resorts, Inc. (REIT)	1,635	30,803
Iron Mountain, Inc. (REIT)	521	16,922
Kimco Realty Corp. (REIT)	1,011	25,437
Macerich Co. (The) (REIT)	251	17,781
Mid-America Apartment Communities, Inc. (REIT)	239	23,403
Prologis, Inc. (REIT)	1,188	62,715
Public Storage (REIT)	326	72,861
Realty Income Corp. (REIT)	542	31,154
Simon Property Group, Inc. (REIT)	719	127,744
SL Green Realty Corp. (REIT)	241	25,920
UDR, Inc. (REIT)	635	23,165
Ventas, Inc. (REIT)	799	49,953
Vornado Realty Trust (REIT)	391	40,809
Welltower, Inc. (REIT)	828	55,418
Weyerhaeuser Co. (REIT)	1,661	49,979

		1,226,611

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	720	22,673

Total Real Estate		1,249,284

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	13,626	579,513
CenturyLink, Inc.	1,250	29,725
Frontier Communications Corp.	2,415	8,163
Level 3 Communications, Inc.*	614	34,605
Verizon Communications, Inc.	9,039	482,502

Total Telecommunication Services		1,134,508

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	477	18,074
American Electric Power Co., Inc.	1,093	68,815
Duke Energy Corp.	1,573	122,096
Edison International	742	53,417
Entergy Corp.	369	27,110
Eversource Energy	746	41,202
Exelon Corp.	2,108	74,813
FirstEnergy Corp.	957	29,638
NextEra Energy, Inc.	1,051	125,552
PG&E Corp.	1,095	66,543
Pinnacle West Capital Corp.	232	18,103
PPL Corp.	1,537	52,335
Southern Co. (The)	2,183	107,382
Xcel Energy, Inc.	1,100	44,770

		849,850

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	1,537	17,860
NRG Energy, Inc.	763	9,354

		27,214

Multi-Utilities (0.3%)
Ameren Corp.	520	27,279
CenterPoint Energy, Inc.	890	21,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CMS Energy Corp.	641	$26,678
Consolidated Edison, Inc.	671	49,439
Dominion Resources, Inc.	1,398	107,073
DTE Energy Co.	407	40,094
NiSource, Inc.	781	17,291
Public Service Enterprise Group, Inc.	1,136	49,848
SCANA Corp.	302	22,131
Sempra Energy	555	55,855
WEC Energy Group, Inc.	689	40,410

		458,028

Water Utilities (0.0%)
American Water Works Co., Inc.	414	29,957

Total Utilities		1,365,049

Total Common Stocks (26.7%) (Cost $38,669,915)		42,950,316

EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund	3,345	752,591
iShares Core S&P Mid-Cap Fund	173	28,604
iShares MSCI EAFE Fund	1,035	59,751
iShares Russell 2000 Fund	281	37,893

Total Exchange Traded Funds (0.5%) (Cost $886,770)		878,839

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.7%)
FHLMC
1.000%, 12/15/17	$495,000	495,126
FNMA
1.125%, 12/14/18	650,000	648,893
1.750%, 6/20/19	1,525,000	1,537,506

Total U.S. Government Agency Securities (cost $2,696,613)		2,681,525

U.S. Treasury Obligations (48.2%)
U.S. Treasury Notes
0.750%, 12/31/17	2,771,400	2,766,623
1.000%, 5/15/18	1,338,600	1,338,136
1.125%, 6/15/18	584,700	585,320
0.625%, 6/30/18	354,400	352,171
1.375%, 7/31/18	4,828,600	4,850,527
0.750%, 9/30/18	510,800	507,378
0.875%, 10/15/18	5,049,500	5,025,264
1.000%, 11/30/18	1,346,300	1,341,948
0.750%, 2/15/19	243,700	241,261
2.750%, 2/15/19	3,205,000	3,305,062
1.625%, 3/31/19	3,768,300	3,797,740
1.500%, 5/31/19	417,600	419,480
0.875%, 6/15/19	493,100	487,904
1.625%, 6/30/19	218,100	219,723
0.875%, 7/31/19	1,651,700	1,632,473
0.875%, 9/15/19	600,200	592,352
1.000%, 9/30/19	922,400	912,617

3.375%, 11/15/19	$1,324,300	$1,396,942
1.000%, 11/30/19	126,200	124,664
1.375%, 2/29/20	4,642,500	4,619,650
1.625%, 7/31/20	3,333,000	3,330,526
1.375%, 9/30/20	3,759,800	3,716,621
2.625%, 11/15/20	236,500	244,373
3.625%, 2/15/21	3,992,500	4,284,725
1.375%, 4/30/21	2,919,700	2,864,157
1.125%, 6/30/21	780,300	755,276
2.125%, 6/30/21	1,247,800	1,260,936
1.125%, 7/31/21	460,000	444,628
1.125%, 9/30/21	2,055,100	1,982,288
2.000%, 10/31/21	834,200	836,481
1.750%, 2/28/22	2,786,500	2,752,975
2.125%, 6/30/22	1,462,400	1,467,413
1.875%, 8/31/22	1,124,300	1,111,158
1.875%, 10/31/22	919,500	907,279
2.000%, 2/15/23	1,707,300	1,693,378
1.625%, 4/30/23	71,200	68,880
1.375%, 6/30/23	1,936,500	1,839,788
2.500%, 8/15/23	2,065,800	2,102,738
1.375%, 9/30/23	216,700	205,256
1.625%, 10/31/23	127,200	122,406
2.750%, 11/15/23	1,008,300	1,041,611
2.125%, 11/30/23	55,800	55,447
2.750%, 2/15/24	1,047,900	1,082,591
2.500%, 5/15/24	60,400	61,320
2.375%, 8/15/24	1,026,400	1,031,382
2.250%, 11/15/24	1,257,000	1,249,487
2.000%, 2/15/25	1,384,000	1,347,238
2.000%, 8/15/25	1,146,600	1,110,870
2.250%, 11/15/25	1,122,400	1,108,206
1.625%, 2/15/26	1,166,900	1,090,379
1.625%, 5/15/26	658,500	614,058
1.500%, 8/15/26	1,170,400	1,076,631
2.000%, 11/15/26	139,900	134,632

Total U.S. Treasury Obligations (cost $79,104,735)		77,512,369

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (16.4%) JPMorgan Prime Money Market Fund, IM Shares	26,379,339	26,387,253

Total Short-Term Investment (16.4%) (Cost $26,380,645)		26,387,253

Total Investments (93.5%) (Cost $147,738,678)		150,410,302
Other Assets Less Liabilities (6.5%)		10,412,950

Net Assets (100%)		$160,823,252

*	Non-income producing.

Glossary:

FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI EAFE Index	329	March-17	$27,614,188	$27,563,620	$(50,568)
Russell 2000 Mini Index	62	March-17	4,294,567	4,206,390	(88,177)
S&P MidCap 400 E-Mini Index	22	March-17	3,726,644	3,650,020	(76,624)

					$(215,369)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,205,574	$—	$—	$5,205,574
Consumer Staples	4,034,178	—	—	4,034,178
Energy	3,228,290	—	—	3,228,290
Financials	6,299,748	—	—	6,299,748
Health Care	5,878,940	—	—	5,878,940
Industrials	4,391,638	—	—	4,391,638
Information Technology	8,943,720	—	—	8,943,720
Materials	1,219,387	—	—	1,219,387
Real Estate	1,249,284	—	—	1,249,284
Telecommunication Services	1,134,508	—	—	1,134,508
Utilities	1,365,049	—	—	1,365,049
Exchange Traded Funds	878,839	—	—	878,839
Short-Term Investments
Investment Companies	26,387,253	—	—	26,387,253
U.S. Government Agency Securities	—	2,681,525	—	2,681,525
U.S. Treasury Obligations	—	77,512,369	—	77,512,369

Total Assets	$70,216,408	$80,193,894	$—	$150,410,302

Liabilities:
Futures	$(215,369)	$—	$—	$(215,369)

Total Liabilities	$(215,369)	$—	$—	$(215,369)

Total	$70,001,039	$80,193,894	$—	$150,194,933

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(215,369	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,418,437

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(198,641)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $25,949,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$404,079,906
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$338,831,923

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,857,287
Aggregate gross unrealized depreciation	(2,239,183)

Net unrealized appreciation	$2,618,104

Federal income tax cost of investments	$147,792,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (Cost $147,738,678)	$150,410,302
Cash	8,166,071
Cash held as collateral at broker	1,908,000
Dividends, interest and other receivables	437,138
Receivable from Separate Accounts for Trust shares sold	187,095
Due from broker for futures variation margin	54,336
Other assets	302

Total assets	161,163,244

LIABILITIES
Payable for securities purchased	149,848
Investment management fees payable	95,040
Distribution fees payable – Class IB	33,349
Administrative fees payable	16,675
Payable to Separate Accounts for Trust shares redeemed	332
Trustees’ fees payable	84
Accrued expenses	44,664

Total liabilities	339,992

NET ASSETS	$160,823,252

Net assets were comprised of:
Paid in capital	$158,173,628
Accumulated undistributed net investment income (loss)	463
Accumulated undistributed net realized gain (loss) on investments and futures	192,906
Net unrealized appreciation (depreciation) on investments and futures	2,456,255

Net assets	$160,823,252

Class IB
Net asset value, offering and redemption price per share, $160,823,252 / 16,161,705 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $105 foreign withholding tax)	$811,478
Interest	690,050

Total income	1,501,528

EXPENSES
Investment management fees	941,960
Distribution fees – Class IB	291,054
Administrative fees	155,426
Professional fees	52,134
Custodian fees	29,000
Offering costs	13,732
Printing and mailing expenses	7,886
Trustees’ fees	2,303
Tax expense	358
Miscellaneous	2,301

Gross expenses	1,496,154
Less: Waiver from investment manager	(56,939)

Net expenses	1,439,215

NET INVESTMENT INCOME (LOSS)	62,313

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	757,174
Net distributions of realized gain received from underlying funds	58
Futures	1,418,437

Net realized gain (loss)	2,175,669

Change in unrealized appreciation (depreciation) on:
Investments	1,821,976
Futures	(198,641)

Net change in unrealized appreciation (depreciation)	1,623,335

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,799,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,861,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$62,313	$48,930
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	2,175,669	(1,991,347)
Net change in unrealized appreciation (depreciation) on investments and futures	1,623,335	832,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,861,317	(1,109,497)

DIVIDENDS:
Dividends from net investment income
Class IB	(72,195)	(50,173)
Class K (b)	—	(23,859)

TOTAL DIVIDENDS:	(72,195)	(74,032)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,638,005 and 6,832,020 shares, respectively ]	93,944,155	66,708,328
Capital shares issued in reinvestment of dividends [ 7,260 and 5,242 shares, respectively ]	72,195	50,173
Capital shares repurchased [ (309,386) and (11,436) shares, respectively ]	(3,025,239)	(111,180)

Total Class IB transactions	90,991,111	66,647,321

Class K (b)
Capital shares sold [ 0 and 990,000 shares, respectively ]	62	9,900,000
Capital shares issued in reinvestment of dividends [ 0 and 2,493 shares, respectively ]	—	23,859
Capital shares repurchased [ (992,493) and 0 shares, respectively ]	(9,344,694)	—

Total Class K transactions	(9,344,632)	9,923,859

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	81,646,479	76,571,180

TOTAL INCREASE (DECREASE) IN NET ASSETS	85,435,601	75,387,651
NET ASSETS:
Beginning of period	75,387,651	—

End of period (a)	$160,823,252	$75,387,651

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$463	$4,286

* The Portfolio commenced operations on May 1, 2015.
(b) After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.64		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.01
Net realized and unrealized gain (loss) on investments and futures	0.31		(0.36)

Total from investment operations	0.31		(0.35)

Less distributions:
Dividends from net investment income	—	#	(0.01)

Net asset value, end of period	$9.95		$9.64

Total return (b)	3.26%		(3.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$160,823		$65,818
Ratio of expenses to average net assets:
After waivers (a)(f)	1.23	%(j)	1.23%
Before waivers (a)(f)	1.27%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.05%		0.15	%(l)
Before waivers (a)(f)	—	%‡‡	(0.05	)%(l)
Portfolio turnover rate (z)^	378%		762%

Class K	January 1, 2016 to February 21, 2016‡		May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.64		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.02
Net realized and unrealized gain (loss) on investments and futures	(0.22)		(0.36)

Total from investment operations	(0.22)		(0.34)

Less distributions:
Dividends from net investment income	—		(0.02)

Net asset value, end of period	$9.42		$9.64

Total return (b)	(2.28)%		(3.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,570
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%		0.99%
Before waivers (a)(f)	1.10%		1.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%		0.32	%(l)
Before waivers (a)(f)	0.25%		(0.25	)%(l)
Portfolio turnover rate^	378%		762	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC (Effective December 9, 2016, Janus Capital replaced Morgan Stanley Investment Management, Inc. as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.34)%	6.23%	5.41%
Portfolio – Class IB Shares	(4.33)	6.24	5.28
Portfolio – Class K Shares*	(4.12)	6.49	5.52
Russell Midcap® Growth Index	7.33	13.51	7.83
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.33) % for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 7.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•	A lack of exposure to the real estate sector and stock selection in the materials sector each contributed a small relative gain.

•

In terms of individual holdings, Zillow Group, Inc. was the Portfolio’s largest positive contributor to relative performance, followed by S&P Global, Inc., Dunkin’ Brands Group, Inc., MercadoLibre, Inc. and Intuitive Surgical, Inc.

What hurt performance during the year:

•	Stock selection accounted for nearly all of the Portfolio’s relative underperformance, particularly within the information technology (IT), health care and financials sectors.

•	A relative overweight in the health care sector, along with relative underweights in the energy and materials sectors, led to underperformance.

•	The largest individual stock detractors were holdings in athenahealth, Inc., Illumina, Inc., LendingClub Corp. and Tesla Motors, Inc.

Portfolio Positioning and Outlook — Janus Capital Management LLC

As we enter 2017, our thoughts on both the markets and U.S. economy can be summed up rather quickly. In a word: change. Several substantial shifts are underway, changing the market backdrop in the most meaningful way since the financial crisis. The U.S. economy appears primed for faster growth. The building blocks for economic growth were in place even before the election, but if the new administration indeed ushers in tax and regulatory reform, the economy could grow more rapidly than expected even a few months ago. That economic growth could lead to a more normalized interest rate environment, and rising rates have broad implications for both stock valuations in general, and for individual companies that benefit, or are penalized, from them. Finally, no one can be certain what policies the new administration will implement, but it is a good bet that regulations for some industries are poised for a shakeup.

The market has already anticipated some of these changes. Since the November election, valuations of cyclical companies have improved significantly relative to defensive areas of the market such as consumer staples and utility companies. So too, have valuations for the financial sector, as the market forecasts what rising rates and potential deregulation could mean for banks and other companies levered to interest rate changes. Now comes the hard part. After stocks for select sectors and industries moved broadly in

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

anticipation of a stronger economy, rising rates or a new regulatory regime, investors will need to discern exactly how these forces will affect individual companies, and whether all of those changes are reflected in the stock price. Investors must also prepare for how potentially rising rates could change stock valuations.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	32.6%
Health Care	19.2
Industrials	18.1
Consumer Discretionary	10.7
Financials	8.3
Real Estate	4.7
Materials	2.2
Repurchase Agreements	1.9
Energy	1.0
Investment Companies	0.3
Cash and Other	1.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,021.86	$5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48
Class IB
Actual	1,000.00	1,021.48	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48
Class K
Actual	1,000.00	1,022.28	4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.97	4.21

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.7%)
Diversified Consumer Services (1.5%)
ServiceMaster Global Holdings, Inc.*	317,719	$11,968,475

Hotels, Restaurants & Leisure (2.3%)
Dunkin’ Brands Group, Inc.	243,601	12,774,436
Norwegian Cruise Line Holdings Ltd.*	116,549	4,956,829

		17,731,265

Leisure Products (0.6%)
Polaris Industries, Inc. (x)	56,122	4,623,891

Media (1.3%)
Omnicom Group, Inc.	117,949	10,038,639

Multiline Retail (1.2%)
Dollar General Corp.	72,884	5,398,518
Dollar Tree, Inc.*	52,310	4,037,286

		9,435,804

Specialty Retail (1.0%)
Tractor Supply Co.	45,512	3,450,265
Williams-Sonoma, Inc.	100,819	4,878,631

		8,328,896

Textiles, Apparel & Luxury Goods (2.8%)
Carter’s, Inc.	63,628	5,496,823
Gildan Activewear, Inc.	460,245	11,676,416
Wolverine World Wide, Inc.	216,179	4,745,129

		21,918,368

Total Consumer Discretionary		84,045,338

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
World Fuel Services Corp.	162,712	7,470,108

Total Energy		7,470,108

Financials (8.3%)
Banks (0.6%)
SVB Financial Group*	25,769	4,423,506

Capital Markets (5.8%)
FactSet Research Systems, Inc.	29,638	4,843,738
LPL Financial Holdings, Inc.	300,209	10,570,359
MSCI, Inc.	136,269	10,735,272
TD Ameritrade Holding Corp.	439,551	19,164,424

		45,313,793

Insurance (1.9%)
Aon plc	135,415	15,102,835

Total Financials		64,840,134

Health Care (19.2%)
Biotechnology (2.8%)
AbbVie, Inc.	93,507	5,855,409
Celgene Corp.*	97,627	11,300,325
DBV Technologies SA (ADR)*	35,083	1,232,466
TESARO, Inc.*	27,773	3,734,913

		22,123,113

Health Care Equipment & Supplies (9.0%)
Boston Scientific Corp.*	793,567	$17,164,854
Cooper Cos., Inc. (The)	31,232	5,463,414
DexCom, Inc.*	54,152	3,232,874
Masimo Corp.*	69,370	4,675,538
STERIS plc	179,878	12,121,978
Teleflex, Inc.	59,417	9,575,050
Varian Medical Systems, Inc.*	202,027	18,137,984

		70,371,692

Health Care Providers & Services (1.3%)
Henry Schein, Inc.*	65,379	9,918,648

Health Care Technology (1.6%)
athenahealth, Inc.*	116,972	12,301,945

Life Sciences Tools & Services (4.5%)
PerkinElmer, Inc.	270,308	14,096,562
Quintiles IMS Holdings, Inc.*	162,509	12,358,810
Waters Corp.*	65,454	8,796,363

		35,251,735

Total Health Care		149,967,133

Industrials (18.1%)
Aerospace & Defense (1.9%)
Teledyne Technologies, Inc.*	90,302	11,107,146
TransDigm Group, Inc.	16,122	4,013,733

		15,120,879

Air Freight & Logistics (0.8%)
Expeditors International of Washington, Inc.	123,580	6,544,797

Airlines (1.3%)
Ryanair Holdings plc (ADR)*	121,279	10,097,690

Building Products (1.6%)
A.O. Smith Corp.	171,097	8,101,443
Allegion plc	75,213	4,813,632

		12,915,075

Commercial Services & Supplies (2.0%)
Edenred	256,637	5,088,255
Ritchie Bros. Auctioneers, Inc. (x)	303,064	10,304,176

		15,392,431

Electrical Equipment (3.2%)
AMETEK, Inc.	95,756	4,653,741
Sensata Technologies Holding NV*	525,926	20,484,818

		25,138,559

Industrial Conglomerates (0.8%)
Roper Technologies, Inc.	32,529	5,955,409

Machinery (1.3%)
Middleby Corp. (The)*	45,757	5,893,959
Wabtec Corp.	51,246	4,254,443

		10,148,402

Professional Services (3.3%)
IHS Markit Ltd.*	229,183	8,115,370
Verisk Analytics, Inc.*	219,904	17,849,608

		25,964,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Road & Rail (1.9%)
Canadian Pacific Railway Ltd.	50,173	$7,163,199
Old Dominion Freight Line, Inc.*	87,150	7,476,599

		14,639,798

Total Industrials		141,918,018

Information Technology (32.6%)
Electronic Equipment, Instruments & Components (6.7%)
Amphenol Corp., Class A	97,035	6,520,752
Belden, Inc.	111,634	8,346,874
Flex Ltd.*	725,190	10,420,980
National Instruments Corp.	344,248	10,609,724
TE Connectivity Ltd.	234,944	16,276,920

		52,175,250

Internet Software & Services (2.7%)
Cimpress NV (x)*	125,653	11,511,071
CoStar Group, Inc.*	49,566	9,342,696

		20,853,767

IT Services (8.4%)
Amdocs Ltd.	277,112	16,141,774
Broadridge Financial Solutions, Inc.	118,967	7,887,512
Fidelity National Information Services, Inc.	80,982	6,125,479
Gartner, Inc.*	58,645	5,927,250
Global Payments, Inc.	94,836	6,582,567
Jack Henry & Associates, Inc.	106,718	9,474,424
WEX, Inc.*	124,382	13,881,031

		66,020,037

Semiconductors & Semiconductor Equipment (7.3%)
KLA-Tencor Corp.	150,954	11,877,061
Lam Research Corp.	73,699	7,792,195
Microchip Technology, Inc.	154,586	9,916,692
ON Semiconductor Corp.*	780,664	9,961,273
Xilinx, Inc.	294,214	17,761,699

		57,308,920

Software (7.5%)
Atlassian Corp. plc, Class A*	300,742	7,241,867
Cadence Design Systems, Inc.*	532,749	13,435,930
Constellation Software, Inc.	31,283	14,215,457
Intuit, Inc.	79,680	9,132,125
SS&C Technologies Holdings, Inc.	499,580	14,287,988

		58,313,367

Total Information Technology		254,671,341

Materials (2.2%)
Chemicals (0.4%)
Potash Corp. of Saskatchewan, Inc.	179,551	3,248,077

Containers & Packaging (1.8%)
Sealed Air Corp.	310,303	14,069,138

Total Materials		17,317,215

Real Estate (4.7%)
Equity Real Estate Investment Trusts (REITs) (4.7%)
Crown Castle International Corp. (REIT)	197,438	$17,131,695
Lamar Advertising Co. (REIT), Class A	296,419	19,931,214

Total Real Estate		37,062,909

Total Common Stocks (96.8%) (Cost $729,649,934)		757,292,196

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	2,624,685	2,625,473

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.9%)
Bank of Nova Scotia,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $102,000. (xx)	$100,000	100,000
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $700,055, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $714,000. (xx)	700,000	700,000
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $300,023, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $4,000,467, collateralized by various Common Stocks; total market value $4,446,220. (xx)	4,000,000	4,000,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $600,063, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $612,002. (xx)	600,000	600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $244,006, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $248,872. (xx)	$243,992	$243,992
HSBC Securities, Inc.,
0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,000,063, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,020,517. (xx)	1,000,000	1,000,000
Nomura Securities Co. Ltd.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000

RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,000,250, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,100,000. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		14,943,992

Total Short-Term Investments (2.2%) (Cost $17,569,464)		17,569,465

Total Investments (99.0%) (Cost $747,219,398)		774,861,661
Other Assets Less Liabilities (1.0%)		7,546,878

Net Assets (100%)		$782,408,539

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $14,565,678. This was secured by cash collateral of $14,943,992 which was subsequently invested in joint repurchase agreements with a total value of $14,943,992, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$84,045,338	$—	$—	$84,045,338
Energy	7,470,108	—	—	7,470,108
Financials	64,840,134	—	—	64,840,134
Health Care	149,967,133	—	—	149,967,133
Industrials	136,829,763	5,088,255	—	141,918,018
Information Technology	254,671,341	—	—	254,671,341
Materials	17,317,215	—	—	17,317,215
Real Estate	37,062,909	—	—	37,062,909

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$2,625,473	$—	$—	$2,625,473
Repurchase Agreements	—	14,943,992	—	14,943,992

Total Assets	$754,829,414	$20,032,247	$—	$774,861,661

Total Liabilities	$—	$—	$—	$—

Total	$754,829,414	$20,032,247	$—	$774,861,661

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(102,943)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $11,526,000 for 6 days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$265,882,628
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$367,378,808

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,381,753
Aggregate gross unrealized depreciation	(16,960,129)

Net unrealized appreciation	$27,421,624

Federal income tax cost of investments	$747,440,037

For the year ended December 31, 2016, the Portfolio incurred approximately $1,320 as brokerage commissions with Bank of America Corp. and $839 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $732,275,406)	$759,917,669
Repurchase Agreements (Cost $14,943,992)	14,943,992
Cash	22,951,237
Receivable for securities sold	2,730,652
Dividends, interest and other receivables	296,972
Receivable from Separate Accounts for Trust shares sold	113,135
Securities lending income receivable	358
Other assets	2,693

Total assets	800,956,708

LIABILITIES
Foreign currency overdraft payable	110
Payable for return of collateral on securities loaned	14,943,992
Payable for securities purchased	2,332,259
Payable to Separate Accounts for Trust shares redeemed	499,384
Investment management fees payable	469,434
Distribution fees payable – Class IB	146,995
Administrative fees payable	66,072
Distribution fees payable – Class IA	13,760
Trustees’ fees payable	1,105
Accrued expenses	75,058

Total liabilities	18,548,169

NET ASSETS	$782,408,539

Net assets were comprised of:
Paid in capital	$684,853,004
Accumulated undistributed net investment income (loss)	27,296
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	69,886,270
Net unrealized appreciation (depreciation) on investments and foreign currency translations	27,641,969

Net assets	$782,408,539

Class IA
Net asset value, offering and redemption price per share, $64,273,508 / 4,086,687 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.73

Class IB
Net asset value, offering and redemption price per share, $685,995,694 / 44,175,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.53

Class K
Net asset value, offering and redemption price per share, $32,139,337 / 2,021,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.90

(x)	Includes value of securities on loan of $14,565,678.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $8,411 foreign withholding tax)	$5,959,626
Interest	58,865
Securities lending (net)	2,051,436

Total income	8,069,927

EXPENSES
Investment management fees	5,703,688
Distribution fees – Class IB	1,785,767
Administrative fees	818,476
Distribution fees – Class IA	166,785
Professional fees	85,102
Printing and mailing expenses	53,898
Custodian fees	52,600
Trustees’ fees	19,038
Miscellaneous	18,926

Total expenses	8,704,280

NET INVESTMENT INCOME (LOSS)	(634,353)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	72,313,767
Net distributions of realized gain received from underlying funds	218
Foreign currency transactions	52,562

Net realized gain (loss)	72,366,547

Change in unrealized appreciation (depreciation) on:
Investments	(112,343,351)
Foreign currency translations	(294)

Net change in unrealized appreciation (depreciation)	(112,343,645)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(39,977,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,611,451)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(634,353)	$(8,045,757)
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	72,366,547	15,530,907
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(112,343,645)	(60,291,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,611,451)	(52,806,033)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(29,796)	(1,991,379)
Class IB	(326,646)	(21,239,971)
Class K	(14,856)	(988,595)

TOTAL DISTRIBUTIONS	(371,298)	(24,219,945)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 272,968 and 458,474 shares, respectively ]	4,190,276	8,086,446
Capital shares issued in reinvestment of distributions [ 1,787 and 121,966 shares, respectively ]	29,796	1,991,379
Capital shares repurchased [ (789,580) and (963,376) shares, respectively ]	(12,155,060)	(17,060,560)

Total Class IA transactions	(7,934,988)	(6,982,735)

Class IB
Capital shares sold [ 2,435,550 and 2,891,671 shares, respectively ]	36,320,456	50,110,287
Capital shares issued in reinvestment of distributions [ 19,844 and 1,317,454 shares, respectively ]	326,646	21,239,971
Capital shares repurchased [ (7,649,600) and (7,142,357) shares, respectively ]	(116,445,415)	(125,237,964)

Total Class IB transactions	(79,798,313)	(53,887,706)

Class K
Capital shares sold [ 223,664 and 236,108 shares, respectively ]	3,430,984	4,256,148
Capital shares issued in reinvestment of distributions [ 882 and 60,056 shares, respectively ]	14,856	988,595
Capital shares repurchased [ (459,877) and (480,064) shares, respectively ]	(7,183,340)	(8,548,091)

Total Class K transactions	(3,737,500)	(3,303,348)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(91,470,801)	(64,173,789)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,453,550)	(141,199,767)
NET ASSETS:
Beginning of year	914,862,089	1,056,061,856

End of year (a)	$782,408,539	$914,862,089

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$27,296	$(4,957)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015	2014		2013	2012
Net asset value, beginning of year	$16.45		$17.87	$20.45		$15.64	$14.69

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)###	(0.14)	(0.12	)##	(0.07)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.70)		(0.85)	(0.01)		6.06	1.23

Total from investment operations	(0.71)		(0.99)	(0.13)		5.99	1.28

Less distributions:
Dividends from net investment income	—		—	—		—	(0.04)
Distributions from net realized gains	(0.01)		(0.43)	(2.45)		(1.18)	(0.26)
Return of capital	—		—	—		—	(0.03)

Total dividends and distributions	(0.01)		(0.43)	(2.45)		(1.18)	(0.33)

Net asset value, end of year	$15.73		$16.45	$17.87		$20.45	$15.64

Total return	(4.34)%		(5.48)%	(0.72)%		38.59%	8.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,274		$75,683	$89,069		$95,333	$76,410
Ratio of expenses to average net assets:
After waivers (f)	1.08%		1.07%	1.07%		1.08%	1.09%
After waivers and fees paid indirectly (f)	1.08%		1.07%	1.07%		1.07%	1.08%
Before waivers and fees paid indirectly (f)	1.08%		1.07%	1.07%		1.08%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.42)%	0.34%
After waivers and fees paid indirectly (f)	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.41)%	0.35%
Before waivers and fees paid indirectly (f)	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)	(0.42)%	0.34%
Portfolio turnover rate^	34%		21%	45%		48%	34%

	Year Ended December 31,
Class IB	2016		2015	2014		2013	2012
Net asset value, beginning of year	$16.24		$17.65	$20.23		$15.48	$14.54

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)###	(0.14)	(0.11	)##	(0.07)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.69)		(0.84)	(0.02)		6.00	1.22

Total from investment operations	(0.70)		(0.98)	(0.13)		5.93	1.27

Less distributions:
Dividends from net investment income	—		—	—		—	(0.04)
Distributions from net realized gains	(0.01)		(0.43)	(2.45)		(1.18)	(0.26)
Return of capital	—		—	—		—	(0.03)

Total dividends and distributions	(0.01)		(0.43)	(2.45)		(1.18)	(0.33)

Net asset value, end of year	$15.53		$16.24	$17.65		$20.23	$15.48

Total return	(4.33)%		(5.49)%	(0.73)%		38.60%	8.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$685,996		$801,749	$923,131		$1,022,999	$824,892
Ratio of expenses to average net assets:
After waivers (f)	1.08%		1.07%	1.07%		1.08%	1.09%
After waivers and fees paid indirectly (f)	1.08%		1.07%	1.07%		1.07%	1.08%
Before waivers and fees paid indirectly (f)	1.08%		1.07%	1.07%		1.08%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.41)%	0.34%
After waivers and fees paid indirectly (f)	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.40)%	0.35%
Before waivers and fees paid indirectly (f)	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)	(0.41)%	0.34%
Portfolio turnover rate^	34%		21%	45%		48%	34%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015	2014		2013	2012
Net asset value, beginning of year	$16.59		$17.97	$20.50		$15.64	$14.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	###	(0.10)	(0.06	)##	(0.03)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.70)		(0.85)	(0.02)		6.07	1.22

Total from investment operations	(0.68)		(0.95)	(0.08)		6.04	1.32

Less distributions:
Dividends from net investment income	—		—	—		—	(0.08)
Distributions from net realized gains	(0.01)		(0.43)	(2.45)		(1.18)	(0.26)
Return of capital	—		—	—		—	(0.03)

Total dividends and distributions	(0.01)		(0.43)	(2.45)		(1.18)	(0.37)

Net asset value, end of year	$15.90		$16.59	$17.97		$20.50	$15.64

Total return	(4.12)%		(5.23)%	(0.47)%		38.91%	9.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,139		$37,430	$43,862		$47,392	$38,041
Ratio of expenses to average net assets:
After waivers (f)	0.83%		0.82%	0.82%		0.83%	0.84%
After waivers and fees paid indirectly (f)	0.83%		0.82%	0.82%		0.82%	0.83%
Before waivers and fees paid indirectly (f)	0.83%		0.82%	0.82%		0.83%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.16)%	0.61%
After waivers and fees paid indirectly (f)	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.15)%	0.63%
Before waivers and fees paid indirectly (f)	0.16	%(ff)	(0.56)%	(0.32	)%(cc)	(0.16)%	0.61%
Portfolio turnover rate^	34%		21%	45%		48%	34%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)% for income after waivers and reimbursements, (0.91)% for income after waivers, reimbursements and fees paid indirectly, and (0.91)% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)% for income after waivers and reimbursements, (0.90)% for income after waivers, reimbursements and fees paid indirectly, and (0.90)% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)% for income after waivers and reimbursements, (0.64)% for income after waivers, reimbursements and fees paid indirectly, and (0.64)% for income before waivers, reimbursements.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.40)% for income after waivers, (0.40)% for income after waivers and fees paid indirectly and (0.40)% before waivers and fees paid indirectly.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.39)% for income after waivers, (0.39)% for income after waivers and fees paid indirectly and (0.39)% before waivers and fees paid indirectly.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.15)% for income after waivers, (0.15)% for income after waivers and fees paid indirectly and (0.15)% before waivers and fees paid indirectly.

See Notes to Financial Statements.

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/16
Since Incept.
Portfolio – Class IB Shares*	6.89%
Portfolio – Class K Shares*	7.12
S&P 500 Index	18.92
Bloomberg Barclays U.S. Treasury Bond 3-7 Year Term Index	(1.30)
45% Bloomberg Barclays U.S. Treasury Bond 3-7 Year Term Index/26.5% MSCI EAFE Index/7.5% S&P MidCap 400 Index/17% S&P 500 Index/4% Russell 2000® Index	8.88
* Date of inception 2/22/16. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.89% for the period ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index, Bloomberg Barclays U.S. Treasury Bond 3-7 Year Term Index and the 45% Bloomberg Barclays U.S. Treasury Bond 3-7 Year Term Index/26.5% MSCI EAFE Index/7.5% S&P MidCap 400 Index/17% S&P 500 Index/4% Russell 2000® Index, returned 18.92%, (1.30)% and 8.88%, respectively, over the same period.

Portfolio Highlights

In 2016, high-quality government bonds rose modestly, while the equity markets were up substantially. For the part of the year since inception of the Portfolio on February 19, 2016, its exposure to large-cap equities, both domestic and international, were the largest positive contributors to performance on an absolute basis. Holdings in U.S. small-and mid-cap equities also contributed positively to absolute returns. The Portfolio’s allocation to intermediate-term bonds detracted from absolute returns during the period. Since inception, the Portfolio underperformed its all-U.S. stock primary equity benchmark, but outperformed its bond benchmark. The Portfolio underperformed its composite benchmark.

Portfolio Positioning and Outlook — QS Investors, LLC

Despite markets strongly trending towards the end of 2016, a number of uncertainties exist which make prognostication going forward difficult. As always, with such uncertainty, we look to our models for more unbiased signals. Our view is that the U.S. equity premium is shrinking and the probability that U.S. stocks will outperform bonds over the short term has pulled to roughly even. This is driven largely by the trend in rising interest rates and based on our leading composite economic indicator, which has been in negative territory since early December as a result of increasing slack in global shipping. In spite of these factors, we still view U.S. equities more positively than international equities, on the basis of stronger momentum, better valuation metrics, and a more favorable yield curve trend. On a positive note, our drawdown model forecasts the probability of a large drawdown over the short-term to be very low, based on an observation of very even and positive contributions of equity factors.

Sector Weightings as of December 31, 2016	% of Net Assets
Exchange Traded Funds	54.8%
U.S. Treasury Obligations	39.9
Cash and Other	5.3

100.0%

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,018.98	$5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.44	5.75
Class K
Actual	1,000.00	1,020.21	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.69	4.49

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS:
iShares Core S&P 500 Fund	23,278	$5,237,317
iShares Core S&P Mid-Cap Fund	28,011	4,631,339
iShares MSCI EAFE Fund	285,488	16,481,223
iShares Russell 2000 Fund	18,287	2,466,002
SPDR S&P500 Fund Trust	23,421	5,235,296

Total Exchange Traded Funds (54.8%) (Cost $32,141,454)		34,051,177

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (39.9%)
U.S. Treasury Notes
1.375%, 12/15/19	$8,600,000	$8,578,752
1.750%, 11/30/21	10,930,000	10,849,199
2.125%, 11/30/23	5,430,000	5,395,638

Total Long-term Debt Securities (39.9%) (Cost $24,804,534)		24,823,589

Total Investments (94.7%) (Cost $56,945,988)		58,874,766
Other Assets Less Liabilities (5.3%)		3,308,771

Net Assets (100%)		$62,183,537

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	26	March-17	$3,062,833	$3,059,266	$(3,567)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$34,051,177	$—	$—	$34,051,177
U.S. Treasury Obligations	—	24,823,589	—	24,823,589

Total Assets	$34,051,177	$24,823,589	$—	$58,874,766

Liabilities:
Futures	$(3,567)	$—	$—	$(3,567)

Total Liabilities	$(3,567)	$—	$—	$(3,567)

Total	$34,047,610	$24,823,589	$—	$58,871,199

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets Unrealized depreciation	$(3,567	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(58,203)
Equity Contracts	(210,262)

$(268,465)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Interest rate contracts	$(3,567)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,995,000 during the year ended December 31, 2016.

Investment security transactions for the period ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$184,630,895
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$127,035,516

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,912,907
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,912,907

Federal income tax cost of investments	$56,961,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value(Cost $56,945,988)	$58,874,766
Cash	3,703,693
Cash held as collateral at broker	48,772
Receivable from Separate Accounts for Trust shares sold	86,142
Dividends, interest and other receivables	62,477
Deferred offering cost	10,389
Other assets	38

Total assets	62,786,277

LIABILITIES
Payable for securities purchased	515,499
Investment management fees payable	26,828
Distribution fees payable – Class IB	10,366
Administrative fees payable	6,303
Due to broker for futures variation margin	3,517
Trustees’ fees payable	41
Payable to Separate Accounts for Trust shares redeemed	7
Accrued expenses	40,179

Total liabilities	602,740

NET ASSETS	$62,183,537

Net assets were comprised of:
Paid in capital	$61,169,601
Accumulated undistributed net investment income (loss)	7,534
Accumulated undistributed net realized gain (loss) on investments and futures	(918,809)
Net unrealized appreciation (depreciation) on investments and futures	1,925,211

Net assets	$62,183,537

Class IB
Net asset value, offering and redemption price per share, $51,580,855 / 4,857,498 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

Class K
Net asset value, offering and redemption price per share, $10,602,682 / 998,590 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2016*

INVESTMENT INCOME
Dividends	$538,787
Interest	131,903

Total income	670,690

EXPENSES
Investment management fees	240,921
Offering costs	62,728
Distribution fees – Class IB	52,907
Professional fees	51,843
Administrative fees	39,297
Printing and mailing expenses	17,905
Custodian fees	6,000
Trustees’ fees	485
Miscellaneous	1,025

Gross expenses	473,111
Less: Waiver from investment manager	(155,704)

Net expenses	317,407

NET INVESTMENT INCOME (LOSS)	353,283

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(650,344)
Futures	(268,465)

Net realized gain (loss)	(918,809)

Change in unrealized appreciation (depreciation) on:
Investments	1,928,778
Futures	(3,567)

Net change in unrealized appreciation (depreciation)	1,925,211

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,006,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,359,685

*	The Portfolio commenced operations on February 22, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 22, 2016* to December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$353,283
Net realized gain (loss) on investments and futures	(918,809)
Net change in unrealized appreciation (depreciation) on investments and futures	1,925,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,359,685

DIVIDENDS:
Dividends from net investment income
Class IB	(320,917)
Class K	(90,981)

TOTAL DIVIDENDS:	(411,898)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,904,034 shares ]	51,739,345
Capital shares issued in reinvestment of dividends [ 30,292 shares ]	320,917
Capital shares repurchased [ (76,828) shares ]	(815,493)

Total Class IB transactions	51,244,769

Class K
Capital shares sold [ 990,000 shares ]	9,900,000
Capital shares issued in reinvestment of dividends [ 8,590 shares ]	90,981

Total Class K transactions	9,990,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	61,235,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,183,537
NET ASSETS:
Beginning of period	—

End of period (a)	$62,183,537

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,534

* The Portfolio commenced operations on February 22, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11
Net realized and unrealized gain (loss) on investments and futures	0.58

Total from investment operations	0.69

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.62

Total return (b)	6.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,581
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)
Before waivers (a)(f)	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.16	%(l)
Before waivers (a)(f)	0.71	%(l)
Portfolio turnover rate (z)^	400%

Class K	February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11
Net realized and unrealized gain (loss) on investments and futures	0.60

Total from investment operations	0.71

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$10.62

Total return (b)	7.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,603
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)
Before waivers (a)(f)	1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.20	%(l)
Before waivers (a)(f)	0.61	%(l)
Portfolio turnover rate (z)^	400%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Inception
Portfolio – Class IA Shares	6.88%	12.99%	8.12%
Portfolio – Class IB Shares	6.85	12.97	7.99
Portfolio – Class K Shares*	6.99	N/A	9.52
Russell 3000® Growth Index	7.39	14.44	8.28
* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.85% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 7.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the consumer discretionary, information technology and industrials sectors as well as allocations to the health care, financials, energy and information technology sectors contributed positively to relative return.

•

A leader in global sportswear, adidas AG reported strong performance. Realignment of channel and brand management globally, along with new consumer-centric innovation and marketing, spurred strong demand across categories. adidas reported its best first and second fiscal quarter in over a decade during the period. Representing more than 80% of sales, the adidas brand posted double-digit revenue growth in strategic markets of Western Europe, North America, Greater China, and Latin America.

•

QUALCOMM Inc. reported better-than-expected quarterly results in its technology licensing and chip manufacturing businesses throughout the period. Following the company’s positive settlement with China’s antitrust regulators in 2015, QUALCOMM signed approved deals with all top smartphone manufacturers in China. In late October, the company announced a definitive agreement to acquire NXP Semiconductors, a Netherlands-based chip manufacturer focused primarily on automotive markets. The deal is expected to be completed by the end of 2017.

•

Shares of ARM Holdings plc, the world’s leading semiconductor intellectual property supplier, were up strongly in July on news of the all cash acquisition by Softbank Group Corporation. Softbank recognized that the fundamental drivers for ARM remain robust as it benefits from increased chip connectivity, complexity, and chip architecture outsourcing.

What hurt performance during the year:

•	Stock selection in the consumer staples, financials and health care sectors as well as allocations to the industrials, materials and consumer staples sectors detracted from relative performance.

•

Novo Nordisk A/S, a Denmark-based diabetes-focused pharmaceutical company, reported fundamentally solid growth during the period. However, shares were pressured as management issued lower-than-expected near-term guidance and meaningfully lowered its longer-term operating profit growth guidance, citing near-term pricing pressure in the U.S., which accounts for approximately half of the company’s sales.

•

Monster Beverage Corp. reported solid fundamental results during the period, taking market share in its North American and international markets and consistently expanding gross margins. However, weakness in the non-alcoholic-ready-to-drink market in the U.S. and short-term distribution disruptions in some international markets arising from the transition to Coca-Cola’s

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

network had a greater-than-expected negative impact, making Monster one of the largest detractors to performance.

•

Cerner Corp., a supplier of health information technology solutions, services, devices and hardware, reported solid revenue and earnings per share growth over the past year as well as a robust increase in bookings. Although Cerner’s bookings pipeline is strong, near-term weakness in hospital spending delayed purchase decisions.

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

As of December 31, 2016, we were overweight in the information technology, financials, consumer staples and energy sectors and underweight in the consumer discretionary, industrials, materials and healthcare sectors. We held no positions in the real estate, telecommunication services and utilities sector.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	39.4%
Health Care	14.5
Consumer Discretionary	13.1
Consumer Staples	12.0
Financials	8.6
Industrials	8.4
Energy	2.6
Materials	0.8
Repurchase Agreements	0.7
Investment Company	0.6
Cash and Other	(0.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,042.16	$5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.78	5.41
Class IB
Actual	1,000.00	1,041.98	5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.42
Class K
Actual	1,000.00	1,041.58	4.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.15

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.1%)
Hotels, Restaurants & Leisure (4.3%)
Yum! Brands, Inc.	134,367	$8,509,462
Yum! China Holdings, Inc.*	561,102	14,655,984

		23,165,446

Internet & Direct Marketing Retail (6.8%)
Amazon.com, Inc.*	48,352	36,257,714

Textiles, Apparel & Luxury Goods (2.0%)
adidas AG (ADR)	137,096	10,768,891

Total Consumer Discretionary		70,192,051

Consumer Staples (12.0%)
Beverages (7.4%)
Coca-Cola Co. (The)	269,919	11,190,842
Monster Beverage Corp.*	639,019	28,334,102

		39,524,944

Food Products (2.5%)
Danone SA (ADR)	1,056,548	13,291,374

Household Products (2.1%)
Procter & Gamble Co. (The)	132,672	11,155,062

Total Consumer Staples		63,971,380

Energy (2.6%)
Energy Equipment & Services (2.6%)
Schlumberger Ltd.	165,927	13,929,572

Total Energy		13,929,572

Financials (8.6%)
Capital Markets (7.3%)
FactSet Research Systems, Inc.	68,158	11,139,062
MSCI, Inc.	116,718	9,195,044
SEI Investments Co.	377,675	18,642,038

		38,976,144

Consumer Finance (1.3%)
American Express Co.	95,400	7,067,232

Total Financials		46,043,376

Health Care (14.5%)
Biotechnology (4.1%)
Amgen, Inc.	49,272	7,204,059
Regeneron Pharmaceuticals, Inc.*	40,059	14,705,259

		21,909,318

Health Care Equipment & Supplies (3.2%)
Varian Medical Systems, Inc.*	189,475	17,011,066

Health Care Technology (1.6%)
Cerner Corp.*	181,574	8,601,160

Pharmaceuticals (5.6%)
Merck & Co., Inc.	75,581	4,449,453
Novartis AG (ADR)	127,670	9,299,483
Novo Nordisk A/S (ADR)	459,742	16,486,348

		30,235,284

Total Health Care		77,756,828

Industrials (8.4%)
Air Freight & Logistics (5.8%)
Expeditors International of Washington, Inc.	422,348	$22,367,550
United Parcel Service, Inc., Class B	74,023	8,485,997

		30,853,547

Machinery (2.6%)
Deere & Co.	137,170	14,133,997

Total Industrials		44,987,544

Information Technology (39.4%)
Communications Equipment (4.9%)
Cisco Systems, Inc.	862,251	26,057,225

Internet Software & Services (15.5%)
Alibaba Group Holding Ltd. (ADR)*	282,030	24,765,055
Alphabet, Inc., Class A*	17,362	13,758,517
Alphabet, Inc., Class C*	17,398	13,428,124
Facebook, Inc., Class A*	269,721	31,031,401

		82,983,097

IT Services (5.0%)
Automatic Data Processing, Inc.	55,436	5,697,712
Visa, Inc., Class A	270,119	21,074,684

		26,772,396

Semiconductors & Semiconductor Equipment (4.8%)
Analog Devices, Inc.	27,226	1,977,152
Linear Technology Corp.	40,117	2,501,295
QUALCOMM, Inc.	322,741	21,042,713

		25,521,160

Software (9.2%)
Autodesk, Inc.*	241,817	17,896,876
Microsoft Corp.	163,629	10,167,906
Oracle Corp.	554,188	21,308,529

		49,373,311

Total Information Technology		210,707,189

Materials (0.8%)
Metals & Mining (0.8%)
Compass Minerals International, Inc. (x)	54,273	4,252,289

Total Materials		4,252,289

Total Common Stocks (99.4%) (Cost $448,238,850)		531,840,229

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	3,228,983	3,229,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $41,292, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $42,115. (xx)	$41,289	$41,289
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,500,292, collateralized by various Common Stocks; total market value $2,778,888. (xx)	2,500,000	2,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $88,972, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $90,743. (xx)	88,963	88,963
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $526,222, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $536,717. (xx)	526,193	526,193
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000

Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $500,033, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $510,034. (xx)	$500,000	$500,000

Total Repurchase Agreements		3,956,445

Total Short-Term Investments (1.3%) (Cost $7,186,397)		7,186,397

Total Investments (100.7%) (Cost $455,425,247)		539,026,626
Other Assets Less Liabilities (-0.7%)		(3,833,304)

Net Assets (100%)		$535,193,322

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $3,827,006. This was secured by cash collateral of $3,956,445 which was subsequently invested in joint repurchase agreements with a total value of $3,956,445, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$70,192,051	$—	$—	$70,192,051
Consumer Staples	63,971,380	—	—	63,971,380
Energy	13,929,572	—	—	13,929,572
Financials	46,043,376	—	—	46,043,376
Health Care	77,756,828	—	—	77,756,828
Industrials	44,987,544	—	—	44,987,544
Information Technology	210,707,189	—	—	210,707,189
Materials	4,252,289	—	—	4,252,289
Short-Term Investments
Investment Companies	3,229,952	—	—	3,229,952
Repurchase Agreements	—	3,956,445	—	3,956,445

Total Assets	$535,070,181	$3,956,445	$—	$539,026,626

Total Liabilities	$—	$—	$—	$—

Total	$535,070,181	$3,956,445	$—	$539,026,626

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$58,212,208
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$87,495,961

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$98,428,347
Aggregate gross unrealized depreciation	(15,211,567)

Net unrealized appreciation	$83,216,780

Federal income tax cost of investments	$455,809,846

For the year ended December 31, 2016, the Portfolio incurred approximately $1,310 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $451,468,802)	$535,070,181
Repurchase Agreements (Cost $3,956,445)	3,956,445
Cash	427,000
Dividends, interest and other receivables	341,195
Receivable from Separate Accounts for Trust shares sold	145,520
Securities lending income receivable	1,704
Other assets	1,786

Total assets	539,943,831

LIABILITIES
Payable for return of collateral on securities loaned	3,956,445
Payable to Separate Accounts for Trust shares redeemed	357,261
Investment management fees payable	299,736
Administrative fees payable	45,161
Distribution fees payable – Class IB	42,487
Distribution fees payable – Class IA	8,944
Trustees’ fees payable	158
Accrued expenses	40,317

Total liabilities	4,750,509

NET ASSETS	$535,193,322

Net assets were comprised of:
Paid in capital	$454,658,890
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(3,066,947)
Net unrealized appreciation (depreciation) on investments	83,601,379

Net assets	$535,193,322

Class IA
Net asset value, offering and redemption price per share, $42,741,145 / 6,559,442 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.52

Class IB
Net asset value, offering and redemption price per share, $200,398,944 / 30,609,848 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.55

Class K
Net asset value, offering and redemption price per share, $292,053,233 / 44,834,677 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.51

(x)	Includes value of securities on loan of $3,827,006.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$7,411,114
Interest	2,822
Securities lending (net)	45,103

Total income	7,459,039

EXPENSES
Investment management fees	4,025,549
Administrative fees	539,015
Distribution fees – Class IB	464,781
Distribution fees – Class IA	84,055
Professional fees	60,401
Printing and mailing expenses	37,435
Custodian fees	36,700
Trustees’ fees	12,174
Miscellaneous	11,740

Gross expenses	5,271,850
Less: Waiver from investment manager	(252,264)

Net expenses	5,019,586

NET INVESTMENT INCOME (LOSS)	2,439,453

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,036,432
Net change in unrealized appreciation (depreciation) on investments	26,580,473

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,616,905

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,056,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,439,453	$1,402,189
Net realized gain (loss) on investments	8,036,432	4,955,529
Net change in unrealized appreciation (depreciation) on investments	26,580,473	38,659,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,056,358	45,017,213

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(131,790)	(32,897)
Class IB	(624,413)	(209,249)
Class K	(1,690,119)	(1,175,220)

	(2,446,322)	(1,417,366)

Distributions from net realized capital gains
Class IA	(884,004)	(292,147)
Class IB	(4,195,478)	(1,886,011)
Class K	(6,312,345)	(3,204,196)

	(11,391,827)	(5,382,354)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,838,149)	(6,799,720)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,745,983 and 1,257,596 shares, respectively ]	17,922,086	7,701,559
Capital shares issued in reinvestment of dividends and distributions [ 153,711 and 53,534 shares, respectively ]	1,015,794	325,044
Capital shares repurchased [ (866,048) and (977,931) shares, respectively ]	(5,572,212)	(5,918,294)

Total Class IA transactions	13,365,668	2,108,309

Class IB
Capital shares sold [ 5,797,345 and 1,867,307 shares, respectively ]	37,929,842	11,557,421
Capital shares issued in reinvestment of dividends and distributions [ 725,668 and 343,738 shares, respectively ]	4,819,891	2,095,260
Capital shares repurchased [ (4,457,961) and (3,941,997) shares, respectively ]	(28,829,264)	(23,838,571)

Total Class IB transactions	13,920,469	(10,185,890)

Class K†
Capital shares sold [ 929,208 and 50,986,752 shares, respectively ]	5,437,981	299,790,000
Capital shares issued in reinvestment of dividends and distributions [ 1,210,950 and 718,613 shares, respectively ]	8,002,464	4,379,416
Capital shares repurchased [ (9,010,846) and 0 shares, respectively ]	(59,396,296)	—

Total Class K transactions	(45,955,851)	304,169,416

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,669,714)	296,091,835

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,548,495	334,309,328
NET ASSETS:
Beginning of year	530,644,827	196,335,499

End of year (a)	$535,193,322	$530,644,827

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

† Class K commenced operations on February 9, 2015.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.25	$5.67	$7.61	$6.97	$6.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.41	0.65	0.59	1.84	0.72

Total from investment operations	0.43	0.66	0.60	1.88	0.78

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.07)	(0.06)
Distributions from net realized gains	(0.14)	(0.07)	(2.53)	(1.17)	—

Total dividends and distributions	(0.16)	(0.08)	(2.54)	(1.24)	(0.06)

Net asset value, end of year	$6.52	$6.25	$5.67	$7.61	$6.97

Total return	6.88%	11.58%	7.82%	27.32%	12.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,741	$28,288	$23,784	$23,596	$24,281
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.12%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (f)	1.08%	1.12%	1.15%	1.12%	1.12%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.16%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.29%	0.19%	0.11%	0.47%	0.81%
After waivers and fees paid indirectly (f)	0.29%	0.19%	0.11%	0.51%	0.84%
Before waivers and fees paid indirectly (f)	0.24%	0.19%	0.10%	0.47%	0.81%
Portfolio turnover rate^	11%	11%	39%	51%	46%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.28	$5.70	$7.64	$6.99	$6.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.41	0.65	0.59	1.85	0.72

Total from investment operations	0.43	0.66	0.60	1.89	0.78

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.07)	(0.06)
Distributions from net realized gains	(0.14)	(0.07)	(2.53)	(1.17)	—

Total dividends and distributions	(0.16)	(0.08)	(2.54)	(1.24)	(0.06)

Net asset value, end of year	$6.55	$6.28	$5.70	$7.64	$6.99

Total return	6.85%	11.52%	7.79%	27.39%	12.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,399	$179,251	$172,551	$180,469	$325,822
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.12%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (f)	1.08%	1.12%	1.15%	1.12%	1.11%
Before waivers and fees paid indirectly (f)	1.13%	1.13%	1.16%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.30%	0.20%	0.11%	0.51%	0.80%
After waivers and fees paid indirectly (f)	0.30%	0.20%	0.11%	0.55%	0.83%
Before waivers and fees paid indirectly (f)	0.25%	0.19%	0.10%	0.51%	0.80%
Portfolio turnover rate^	11%	11%	39%	51%	46%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2016	February 9, 2015* to December 31, 2015
Net asset value, beginning of period	$6.25	$5.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.40	0.60

Total from investment operations	0.44	0.63

Less distributions:
Dividends from net investment income	(0.04)	(0.02)
Distributions from net realized gains	(0.14)	(0.07)

Total dividends and distributions	(0.18)	(0.09)

Net asset value, end of period	$6.51	$6.25

Total return (b)	6.99%	11.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$292,053	$323,106
Ratio of expenses to average net assets:
After waivers (a)(f)	0.83%	0.86%
After waivers and fees paid indirectly (a)(f)	0.83%	0.86%
Before waivers and fees paid indirectly (a)(f)	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.56%	0.48	%(l)
After waivers and fees paid indirectly (a)(f)	0.56%	0.48	%(l)
Before waivers and fees paid indirectly (a)(f)	0.51%	0.47	%(l)
Portfolio turnover rate^	11%	11%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	10.73%	4.40%
Portfolio – Class K Shares*	11.00	4.57
Russell Microcap® Index	20.37	7.03

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.73% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell Microcap® Index returned, 20.37% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

Individual holdings in the information security sector were key contributors to relative performance, including Apigee Corp., Silicon Motion Technology, Wix.com Ltd. and Gigamon, Inc. Acquisition of Apigee by Google was completed in November.

•	Consumer Discretionary holding Duluth Holdings Inc. also traded higher during the year.

What hurt performance during the year:

•	Although certain holdings were the top performers, security selection in the information technology sector detracted most from performance relative to the benchmark during the performance period.

•	An underweight and security selection in the financials sector also detracted from relative performance during the performance period.

•

An overweight in the health care sector was also a large detractor from relative performance. Within the sector, holdings Pacific Biosciences of California, Inc., Sarepta Therapeutics, Inc. and Acceleron Pharma, Inc. were all notable individual detractors.

Portfolio Positioning and Outlook — Lord Abbett and Co. LLC

As of the end of the performance period, we positioned the Portfolio to reflect the change in U.S. political leadership and its alteration of conditions in many industries, as well as sector and industry leadership. We anticipated higher economic growth and a reduction of regulatory burdens would act as a tailwind for certain industries. We increased the Portfolio’s exposure to the financial sector, favoring mid-sized banks that have high interest-rate sensitivity. We also increased our weighting to select industrial, energy, and materials stocks in anticipation that these economically sensitive stocks would benefit both from stronger economic growth and a significant increase in infrastructure investment. We reduced our previously large overweight to technology companies, and we believed that the Portfolio was balanced between cyclical and secular growth names. In sum, we believed 2017 would begin with clear direction in the market favoring a growth approach that seeks to capture fundamental momentum in stocks.

Underlying all our investment decisions was our persistent focus on companies that display the tenets of our four fundamental elements: a strong business model; competent and effective management; a competitive moat; and positive industry tailwinds.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	22.1%
Health Care	21.6
Information Technology	15.1
Consumer Discretionary	13.4
Industrials	13.1
Repurchase Agreements	9.3
Materials	4.2
Energy	3.7
Real Estate	2.1
Investment Company	1.4
Consumer Staples	1.4
Utilities	0.8
Telecommunication Services	0.6
Cash and Other	(8.8)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,165.88	$6.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.11	6.08
Class K
Actual	1,000.00	1,168.59	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (1.6%)
Fox Factory Holding Corp.*	47,005	$1,304,389
Horizon Global Corp.*	3,104	74,496
Modine Manufacturing Co.*	7,951	118,470
Motorcar Parts of America, Inc.*	3,084	83,021
Shiloh Industries, Inc.*	1,511	10,441
Spartan Motors, Inc.	5,644	52,207
Stoneridge, Inc.*	4,537	80,260
Strattec Security Corp.	578	23,293
Superior Industries International, Inc.	4,211	110,960
Tower International, Inc.	3,437	97,439
Unique Fabricating, Inc.	1,146	16,732
Workhorse Group, Inc. (x)*	1,974	13,936

		1,985,644

Automobiles (0.1%)
Winnebago Industries, Inc.	4,536	143,564

Distributors (0.1%)
AMCON Distributing Co.	60	6,918
Educational Development Corp.	539	5,363
Fenix Parts, Inc. (x)*	2,892	8,155
VOXX International Corp.*	3,310	15,557
Weyco Group, Inc.	1,081	33,836

		69,829

Diversified Consumer Services (1.2%)
American Public Education, Inc.*	2,626	64,468
Ascent Capital Group, Inc., Class A*	1,718	27,935
Bridgepoint Education, Inc.*	3,013	30,522
Cambium Learning Group, Inc.*	2,305	11,502
Career Education Corp.*	11,352	114,542
Carriage Services, Inc.	2,506	71,772
Chegg, Inc. (x)*	115,081	849,298
Collectors Universe, Inc.	1,244	26,410
K12, Inc.*	5,713	98,035
Liberty Tax, Inc.	1,185	15,879
Lincoln Educational Services Corp.*	4,132	7,933
National American University Holdings, Inc.	1,544	3,011
Strayer Education, Inc.*	1,778	143,360
Universal Technical Institute, Inc.	3,742	10,889

		1,475,556

Hotels, Restaurants & Leisure (2.7%)
Ark Restaurants Corp.	361	8,754
Bagger Dave’s Burger Tavern, Inc.*†	2,247	135
Biglari Holdings, Inc.*	175	82,810
Bravo Brio Restaurant Group, Inc.*	2,257	8,577
Canterbury Park Holding Corp.	304	3,162
Carrols Restaurant Group, Inc.*	5,870	89,518
Century Casinos, Inc.*	3,598	29,612
Chuy’s Holdings, Inc.*	2,768	89,822
Del Frisco’s Restaurant Group, Inc.*	4,008	68,136

Del Taco Restaurants, Inc.*	49,423	$697,852
Denny’s Corp.*	12,841	164,749
Diversified Restaurant Holdings, Inc.*	2,247	3,146
Dover Downs Gaming & Entertainment, Inc.*	2,387	2,459
Dover Motorsports, Inc.	2,635	6,061
El Pollo Loco Holdings, Inc. (x)*	3,446	42,386
Eldorado Resorts, Inc.*	4,849	82,191
Empire Resorts, Inc.*	578	13,150
Famous Dave’s of America, Inc.*	559	2,767
Flanigan’s Enterprises, Inc.	153	3,726
Fogo De Chao, Inc.*	825	11,839
Full House Resorts, Inc.*	3,750	9,000
Gaming Partners International Corp.	658	7,771
Golden Entertainment, Inc.	1,821	22,052
Good Times Restaurants, Inc. (x)*	1,900	5,985
Habit Restaurants, Inc. (The), Class A*	2,262	39,020
Ignite Restaurant Group, Inc.*	1,299	701
Intrawest Resorts Holdings, Inc.*	2,736	48,838
Isle of Capri Casinos, Inc.*	4,238	104,635
J Alexander’s Holdings, Inc.*	2,244	24,123
Jamba, Inc. (x)*	2,238	23,051
Kona Grill, Inc. (x)*	1,299	16,302
Lindblad Expeditions Holdings, Inc.*	2,559	24,183
Luby’s, Inc.*	3,227	13,812
Marcus Corp. (The)	3,140	98,909
Monarch Casino & Resort, Inc.*	1,765	45,502
Nathan’s Famous, Inc.*	507	32,904
Nevada Gold & Casinos, Inc.*	2,918	5,398
Noodles & Co. (x)*	1,962	8,044
ONE Group Hospitality, Inc. (The)*	2,277	5,055
Papa Murphy’s Holdings, Inc. (x)*	2,064	8,710
Peak Resorts, Inc.*	2,080	11,544
Potbelly Corp.*	4,032	52,013
Rave Restaurant Group, Inc. (x)*	1,239	2,329
RCI Hospitality Holdings, Inc.	1,526	26,095
Red Lion Hotels Corp.*	2,473	20,650
Ruby Tuesday, Inc.*	9,972	32,210
Ruth’s Hospitality Group, Inc.	5,379	98,435
Town Sports International Holdings, Inc.*	2,168	5,420
Wingstop, Inc.	38,591	1,141,907
Zoe’s Kitchen, Inc. (x)*	3,256	78,111

		3,423,561

Household Durables (3.9%)
Bassett Furniture Industries, Inc.	1,733	52,683
Beazer Homes USA, Inc.*	5,331	70,902
Cavco Industries, Inc.*	7,184	717,321
Century Communities, Inc.*	2,579	54,159
CSS Industries, Inc.	1,424	38,548
Dixie Group, Inc. (The)*	2,651	9,544
Flexsteel Industries, Inc.	1,099	67,775
Green Brick Partners, Inc.*	3,939	39,587
Hooker Furniture Corp.	1,920	72,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hovnanian Enterprises, Inc., Class A*	21,263	$58,048
iRobot Corp.*	16,031	937,011
LGI Homes, Inc. (x)*	42,179	1,211,802
Libbey, Inc.	3,697	71,944
Lifetime Brands, Inc.	1,842	32,696
M/I Homes, Inc.*	3,974	100,065
NACCO Industries, Inc., Class A	656	59,401
New Home Co., Inc. (The)*	2,150	25,177
P&F Industries, Inc., Class A	336	2,779
Skyline Corp.*	1,210	18,707
Stanley Furniture Co., Inc.	1,606	1,446
Turtle Beach Corp.*	2,931	3,840
UCP, Inc., Class A*	1,412	17,015
Universal Electronics, Inc.*	17,147	1,106,838
Vuzix Corp. (x)*	2,366	16,089
WCI Communities, Inc.*	3,699	86,742
ZAGG, Inc.*	4,659	33,079

		4,906,062

Internet & Direct Marketing Retail (0.7%)
1-800-Flowers.com, Inc., Class A*	4,398	47,059
Blue Nile, Inc.	1,886	76,628
CafePress, Inc.*	1,105	3,249
Duluth Holdings, Inc., Class B (x)*	1,629	41,377
Etsy, Inc.*	24,291	286,147
EVINE Live, Inc.*	7,562	11,343
FTD Cos., Inc.*	2,951	70,352
Gaia, Inc.*	1,228	10,622
JRjr33, Inc.*	2,977	2,233
Nutrisystem, Inc.	4,924	170,616
Overstock.com, Inc.*	2,216	38,780
PetMed Express, Inc. (x)	3,351	77,308
U.S. Auto Parts Network, Inc.*	2,702	9,511

		845,225

Leisure Products (1.1%)
Arctic Cat, Inc. (x)	2,190	32,894
Black Diamond, Inc.*	3,798	20,319
Escalade, Inc.	1,832	24,182
JAKKS Pacific, Inc. (x)*	2,581	13,292
Johnson Outdoors, Inc., Class A	820	32,546
Malibu Boats, Inc., Class A*	59,659	1,138,294
Marine Products Corp.	1,429	19,820
MCBC Holdings, Inc.	1,286	18,750
Nautilus, Inc.*	5,201	96,219

		1,396,316

Media (0.5%)
AH Belo Corp., Class A	3,123	19,831
AMC Entertainment Holdings, Inc., Class A	1	34
Ballantyne Strong, Inc.*	2,025	16,200
Beasley Broadcast Group, Inc., Class A	480	2,976
Central European Media Enterprises Ltd., Class A (x)*	13,472	34,354
Daily Journal Corp. (x)*	187	45,217
Entercom Communications Corp., Class A	4,358	66,677

Entravision Communications Corp., Class A	11,124	$77,867
Harte-Hanks, Inc.	8,461	12,776
Hemisphere Media Group, Inc.*	868	9,722
Lee Enterprises, Inc. (x)*	9,023	26,167
McClatchy Co. (The), Class A*	875	11,533
New Media Investment Group, Inc.	7,395	118,245
Radio One, Inc., Class D*	4,244	12,308
Reading International, Inc., Class A*	2,835	47,061
Saga Communications, Inc., Class A	603	30,331
Salem Media Group, Inc.	1,956	12,225
Townsquare Media, Inc., Class A*	1,497	15,584
tronc, Inc.	4,544	63,025
WeCast Network, Inc. (x)*	2,860	3,518
Xcel Brands, Inc.*	1,406	6,186

		631,837

Multiline Retail (0.1%)
Bon-Ton Stores, Inc. (The) (x)*	2,748	4,040
Fred’s, Inc., Class A (x)	5,998	111,322
Gordmans Stores, Inc. (x)*	1,522	1,043
Tuesday Morning Corp.*	7,580	40,932

		157,337

Specialty Retail (1.0%)
America’s Car-Mart, Inc.*	1,340	58,625
Barnes & Noble Education, Inc.*	6,741	77,319
Big 5 Sporting Goods Corp.	3,024	52,466
Boot Barn Holdings, Inc. (x)*	2,263	28,333
Build-A-Bear Workshop, Inc.*	2,255	31,006
Christopher & Banks Corp. (x)*	5,444	12,739
Citi Trends, Inc.	2,410	45,404
Conn’s, Inc.*	3,439	43,503
Container Store Group, Inc. (The) (x)*	2,778	17,640
Destination Maternity Corp.	1,931	9,983
Destination XL Group, Inc.*	6,316	26,843
Francesca’s Holdings Corp.*	6,470	116,654
Haverty Furniture Cos., Inc.	3,163	74,963
hhgregg, Inc. (x)*	1,940	2,774
Kirkland’s, Inc.*	2,478	38,434
Lumber Liquidators Holdings, Inc. (x)*	4,497	70,783
MarineMax, Inc.*	4,179	80,864
New York & Co., Inc.*	5,227	11,865
Perfumania Holdings, Inc.*	980	1,470
Pier 1 Imports, Inc.	13,792	117,785
Sears Hometown and Outlet Stores, Inc. (x)*	1,809	8,502
Shoe Carnival, Inc.	2,233	60,246
Sportsman’s Warehouse Holdings, Inc.*	4,375	41,081
Stage Stores, Inc. (x)	4,535	19,818
Stein Mart, Inc.	5,294	29,011
Tandy Leather Factory, Inc.*	1,022	8,278
Tilly’s, Inc., Class A*	1,956	25,800
Trans World Entertainment Corp.*	1,050	3,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

West Marine, Inc.*	3,078	$32,227
Winmark Corp.	384	48,442
Zumiez, Inc.*	3,035	66,315

		1,262,586

Textiles, Apparel & Luxury Goods (0.4%)
Cherokee, Inc.*	1,655	17,378
Crown Crafts, Inc.	1,515	11,741
Culp, Inc.	1,830	67,985
Delta Apparel, Inc.*	1,204	24,959
Differential Brands Group, Inc.*	1,491	3,504
Iconix Brand Group, Inc.*	7,243	67,650
Lakeland Industries, Inc.*	1,120	11,648
Movado Group, Inc.	2,586	74,347
Perry Ellis International, Inc.*	2,111	52,585
Rocky Brands, Inc.	1,140	13,167
Sequential Brands Group, Inc.*	6,669	31,211
Superior Uniform Group, Inc.	1,397	27,409
Unifi, Inc.*	2,631	85,849
Vera Bradley, Inc.*	3,381	39,625
Vince Holding Corp. (x)*	3,760	15,228

		544,286

Total Consumer Discretionary		16,841,803

Consumer Staples (1.4%)
Beverages (0.6%)
Craft Brew Alliance, Inc.*	2,137	36,115
MGP Ingredients, Inc. (x)	14,480	723,711
Primo Water Corp.*	3,581	43,975
Reed’s, Inc. (x)*	1,792	7,347
Willamette Valley Vineyards, Inc.*	769	6,160

		817,308

Food & Staples Retailing (0.1%)
Chefs’ Warehouse, Inc. (The)*	3,274	51,729
Natural Grocers by Vitamin Cottage, Inc. (x)*	1,580	18,786
Village Super Market, Inc., Class A	1,235	38,162

		108,677

Food Products (0.4%)
Alico, Inc.	567	15,394
Arcadia Biosciences, Inc.*	2,204	2,028
Bridgford Foods Corp.*	297	3,377
Farmer Brothers Co.*	1,371	50,316
Freshpet, Inc. (x)*	3,760	38,164
Inventure Foods, Inc.*	3,302	32,525
John B. Sanfilippo & Son, Inc.	1,441	101,431
Landec Corp.*	4,541	62,666
Lifeway Foods, Inc.*	768	8,840
Limoneira Co.	1,967	42,310
Omega Protein Corp.*	3,694	92,534
Rocky Mountain Chocolate Factory, Inc.	865	8,814
S&W Seed Co. (x)*	2,431	11,183
Seneca Foods Corp., Class A*	1,096	43,895

		513,477

Household Products (0.1%)
Oil-Dri Corp. of America	833	$31,829
Orchids Paper Products Co. (x)	1,528	40,003

		71,832

Personal Products (0.2%)
DS Healthcare Group, Inc. (x)*†	2,078	1,029
Female Health Co. (The) (x)*	3,938	3,584
Lifevantage Corp. (x)*	2,429	19,796
Mannatech, Inc.	392	7,958
Medifast, Inc.	1,802	75,016
Natural Alternatives International, Inc.*	707	7,989
Natural Health Trends Corp. (x)	1,236	30,715
Nature’s Sunshine Products, Inc.	1,495	22,425
Nutraceutical International Corp.	1,393	48,685
Synutra International, Inc.*	3,700	19,795
United-Guardian, Inc.	553	8,572

		245,564

Tobacco (0.0%)
Alliance One International, Inc.*	1,411	27,091
Turning Point Brands, Inc.*	1,041	12,752

		39,843

Total Consumer Staples		1,796,701

Energy (3.7%)
Energy Equipment & Services (1.7%)
Aspen Aerogels, Inc.*	2,925	12,080
Bristow Group, Inc.	5,706	116,858
CARBO Ceramics, Inc. (x)*	3,276	34,267
Dawson Geophysical Co.*	3,570	28,703
Eco-Stim Energy Solutions, Inc.*	1,338	1,325
ENGlobal Corp. (x)*	2,491	5,953
Era Group, Inc.*	3,245	55,068
Exterran Corp.*	5,394	128,916
Geospace Technologies Corp.*	2,175	44,283
Gulf Island Fabrication, Inc.	2,233	26,573
Gulfmark Offshore, Inc., Class A (x)*	3,465	6,064
Hornbeck Offshore Services, Inc.*	5,639	40,714
Independence Contract Drilling, Inc.*	5,021	33,641
ION Geophysical Corp. (x)*	1,610	9,660
Mammoth Energy Services, Inc.*	975	14,820
Matrix Service Co.*	4,471	101,492
Mitcham Industries, Inc.*	1,968	8,167
Natural Gas Services Group, Inc.*	2,096	67,386
Newpark Resources, Inc.*	14,174	106,305
Nordic American Offshore Ltd.	2,475	6,806
North Atlantic Drilling Ltd. (x)*	1,290	4,089
Parker Drilling Co.*	20,283	52,736
PHI, Inc. (Non-Voting)*	1,979	35,662
Pioneer Energy Services Corp.*	124,809	854,941
Profire Energy, Inc.*	3,760	5,189
RigNet, Inc.*	2,203	50,999
Smart Sand, Inc.*	1,620	26,811
Synthesis Energy Systems, Inc.*	12,845	12,845
Tesco Corp.*	7,818	64,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares		Value (Note 1)

TETRA Technologies, Inc.*	15,406		$77,338
Tidewater, Inc. (x)*	7,855		26,786
Willbros Group, Inc.*	7,517		24,355

			2,085,331

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	21,586		55,476
Adams Resources & Energy, Inc.	366		14,512
Aemetis, Inc.*	2,331		3,240
Approach Resources, Inc. (x)*	6,421		21,510
Ardmore Shipping Corp.	4,705		34,817
Bill Barrett Corp.*	8,271		57,814
Bonanza Creek Energy, Inc.*	8,687		8,861
Clayton Williams Energy, Inc. (x)*	1,018		121,407
Clean Energy Fuels Corp. (x)*	14,941		42,731
Cloud Peak Energy, Inc.*	10,243		57,463
Contango Oil & Gas Co.*	3,862		36,071
DHT Holdings, Inc.	15,645		64,770
Earthstone Energy, Inc.*	379		5,207
Energy Fuels, Inc. (x)*	8,731		14,319
Evolution Petroleum Corp.	4,039		40,390
EXCO Resources, Inc. (x)*	24,414		21,331
GasLog Ltd. (x)	72,708		1,170,599
Gastar Exploration, Inc.*	22,533		34,926
Hallador Energy Co.	2,298		20,889
Isramco, Inc.*	129		16,035
Jones Energy, Inc., Class A (x)*	8,920		44,600
Navios Maritime Acquisition Corp.	14,164		24,079
Northern Oil and Gas, Inc. (x)*	8,168		22,462
Pacific Ethanol, Inc.*	4,821		45,800
Panhandle Oil and Gas, Inc., Class A	2,571		60,547
PetroQuest Energy, Inc.*	2,923		9,675
PrimeEnergy Corp.*	101		5,454
Renewable Energy Group, Inc.*	6,595		63,972
REX American Resources Corp.*	959		94,701
Ring Energy, Inc.*	6,589		85,591
Sanchez Energy Corp. (x)*	9,512		85,893
Teekay Tankers Ltd., Class A	19,807		44,764
VAALCO Energy, Inc.*	9,976		10,375
Vertex Energy, Inc. (x)*	3,396		4,449
W&T Offshore, Inc. (x)*	6,285		17,409
Westmoreland Coal Co.*	3,089		54,583
Zion Oil & Gas, Inc.*	6,286		8,612

			2,525,334

Total Energy			4,610,665

Financials (22.1%)
Banks (14.7%)
1st Constitution Bancorp	1,077		20,140
Access National Corp.	1,357		37,670
ACNB Corp.	1,045		32,656
Allegiance Bancshares, Inc.*	1,852		66,950
American National Bankshares, Inc.	1,338		46,562
American River Bankshares/California*	1,048		15,835
AmeriServ Financial, Inc.	2,987		11,052
Ames National Corp.	1,397		46,101

Anchor Bancorp, Inc.*	417		$11,342
Arrow Financial Corp.	1,936		78,408
Atlantic Capital Bancshares, Inc.*	2,940		55,860
Auburn National Bancorporation, Inc.	393		12,305
Bancorp of New Jersey, Inc.	719		9,707
Bancorp, Inc. (The)*	8,558		67,266
Bank of Commerce Holdings	1,974		18,753
Bank of Marin Bancorp	998		69,611
Bank of South Carolina Corp.	671		14,024
Bank of the James Financial Group, Inc.	696		10,022
Bank of the Ozarks, Inc.	—	@	1
Bankwell Financial Group, Inc.	1,010		32,825
Bar Harbor Bankshares	962		45,531
Bay Bancorp, Inc.*	1,257		8,296
BCB Bancorp, Inc.	1,652		21,476
Blue Hills Bancorp, Inc.	4,168		78,150
Bridge Bancorp, Inc.	16,633		630,391
Bryn Mawr Bank Corp.	16,312		687,550
BSB Bancorp, Inc.*	1,411		40,848
C&F Financial Corp.	548		27,318
California First National Bancorp	413		6,463
Camden National Corp.	2,631		116,948
Capital City Bank Group, Inc.	1,884		38,584
Capstar Financial Holdings, Inc.*	25,554		561,166
Cardinal Financial Corp.	5,345		175,263
Carolina Bank Holdings, Inc.*	761		19,657
Carolina Financial Corp.	1,791		55,145
Cascade Bancorp*	5,190		42,143
CB Financial Services, Inc.	632		16,337
CenterState Banks, Inc.	95,816		2,411,688
Central Valley Community Bancorp	1,492		29,780
Centrue Financial Corp.*	687		15,059
Century Bancorp, Inc., Class A	505		30,300
Chemung Financial Corp. (x)	523		19,011
Citizens & Northern Corp.	1,922		50,356
Citizens Holding Co.	647		16,725
Civista Bancshares, Inc.	1,357		26,367
CNB Financial Corp.	2,294		61,342
CoBiz Financial, Inc.	6,300		106,407
Codorus Valley Bancorp, Inc.	1,393		39,840
Colony Bankcorp, Inc.*	1,056		13,939
Commerce Union Bancshares, Inc.	1,179		25,631
Community Bankers Trust Corp.*	3,645		26,426
Community Financial Corp. (The)	672		18,648
Community Trust Bancorp, Inc.	2,540		125,984
Community West Bancshares	1,141		10,611
ConnectOne Bancorp, Inc.	4,844		125,702
County Bancorp, Inc.	807		21,765
CU Bancorp*	2,743		98,199
Customers Bancorp, Inc.*	4,168		149,298
DNB Financial Corp.	412		11,701
Eastern Virginia Bankshares, Inc.	2,025		21,161
Emclaire Financial Corp.	284		7,668
Enterprise Bancorp, Inc.	1,512		56,791
Enterprise Financial Services Corp.	3,244		139,492
Equity Bancshares, Inc., Class A*	887		29,839
Evans Bancorp, Inc.	724		22,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Farmers Capital Bank Corp.	1,198	$50,376
Farmers National Banc Corp.	4,328	61,458
Fauquier Bankshares, Inc.	589	9,512
FB Financial Corp.*	919	23,848
Fidelity Southern Corp.	3,531	83,579
Financial Institutions, Inc.	2,350	80,370
First Bancorp	3,311	89,861
First Bancorp, Inc.	1,670	55,277
First Bancshares, Inc. (The)	830	22,825
First Bank*	1,261	14,628
First Busey Corp.	5,257	161,810
First Business Financial Services, Inc.	1,368	32,449
First Community Bancshares, Inc.	2,657	80,082
First Community Corp.	1,057	19,079
First Community Financial Partners, Inc.*	2,340	27,378
First Connecticut Bancorp, Inc.	2,265	51,302
First Financial Corp.	1,673	88,334
First Financial Northwest, Inc.	1,277	25,208
First Foundation, Inc.*	2,238	63,783
First Guaranty Bancshares, Inc.	735	17,603
First Internet Bancorp	884	28,288
First Interstate BancSystem, Inc., Class A	12,242	520,897
First Mid-Illinois Bancshares, Inc.	1,237	42,058
First NBC Bank Holding Co. (x)*	2,610	19,053
First Northwest Bancorp*	1,895	29,562
First of Long Island Corp. (The)	9,412	268,713
First South Bancorp, Inc.	1,563	18,678
First United Corp.*	1,031	16,444
First US Bancshares, Inc.	946	10,548
Flushing Financial Corp.	4,709	138,398
Franklin Financial Network, Inc.*	1,819	76,125
German American Bancorp, Inc.	2,417	127,158
Great Southern Bancorp, Inc.	1,804	98,589
Green Bancorp, Inc.*	3,535	53,732
Guaranty Bancorp	2,732	66,114
Hanmi Financial Corp.	5,331	186,052
HarborOne Bancorp, Inc.*	2,367	45,778
Hawthorn Bancshares, Inc.	842	14,861
Heritage Commerce Corp.	21,825	314,935
Heritage Financial Corp.	5,057	130,218
Heritage Oaks Bancorp	4,210	51,909
HomeTrust Bancshares, Inc.*	2,724	70,552
Horizon Bancorp	3,346	93,688
Howard Bancorp, Inc.*	1,029	15,538
Independent Bank Corp.	3,421	74,236
Independent Bank Group, Inc.	13,435	838,343
Investar Holding Corp.	1,139	21,242
Lakeland Bancorp, Inc.	32,839	640,360
Lakeland Financial Corp.	4,092	193,797
Landmark Bancorp, Inc.	558	15,641
LCNB Corp.	1,543	35,875
Live Oak Bancshares, Inc.	12,654	234,099
Macatawa Bank Corp.	4,539	47,251
Mackinac Financial Corp.	792	10,668
MainSource Financial Group, Inc.	3,937	135,433
MBT Financial Corp.	2,949	33,471
Melrose Bancorp, Inc.*	355	5,982
Mercantile Bank Corp.	2,700	101,790

Merchants Bancshares, Inc.	918	$49,756
Mid Penn Bancorp, Inc.	566	13,443
Middleburg Financial Corp.	821	28,530
Middlefield Banc Corp.	337	12,873
Midland States Bancorp, Inc.	648	23,445
MidSouth Bancorp, Inc.	1,483	20,169
MidWestOne Financial Group, Inc.	1,370	51,512
MutualFirst Financial, Inc.	967	32,008
National Bankshares, Inc./Virginia (x)	1,106	48,056
National Commerce Corp.*	1,397	51,899
Nicolet Bankshares, Inc.*	1,274	60,757
Northrim BanCorp, Inc.	1,128	35,645
Norwood Financial Corp.	498	16,504
Oak Valley Bancorp	1,186	14,932
OFG Bancorp	7,365	96,482
Ohio Valley Banc Corp.	607	16,510
Old Line Bancshares, Inc.	1,436	34,435
Old Point Financial Corp.	605	15,125
Old Second Bancorp, Inc.	4,905	54,200
Orrstown Financial Services, Inc.	1,261	28,246
Pacific Continental Corp.	3,453	75,448
Pacific Mercantile Bancorp*	2,706	19,754
Pacific Premier Bancorp, Inc.*	35,965	1,271,362
Paragon Commercial Corp.*	75	3,279
Park Sterling Corp.	8,735	94,251
Parke Bancorp, Inc.	825	16,624
Patriot National Bancorp, Inc.*	124	1,730
Peapack-Gladstone Financial Corp.	2,657	82,048
Penns Woods Bancorp, Inc.	733	37,017
Peoples Bancorp of North Carolina, Inc.	739	18,527
Peoples Bancorp, Inc.	2,724	88,421
Peoples Financial Corp.*	515	8,317
Peoples Financial Services Corp.	1,143	55,664
People’s Utah Bancorp	2,186	58,694
Plumas Bancorp	699	13,281
Porter Bancorp, Inc.*	281	3,462
Preferred Bank	2,059	107,933
Premier Financial Bancorp, Inc.	1,637	32,904
QCR Holdings, Inc.	2,027	87,769
Republic Bancorp, Inc., Class A	1,612	63,738
Republic First Bancorp, Inc.*	7,933	66,241
Royal Bancshares of Pennsylvania, Inc., Class A*	3,393	14,081
Salisbury Bancorp, Inc.	409	15,338
Sandy Spring Bancorp, Inc.	3,992	159,640
SB Financial Group, Inc.	759	12,182
Seacoast Banking Corp. of Florida*	30,005	661,909
Select Bancorp, Inc.*	1,537	15,139
Shore Bancshares, Inc.	2,125	32,406
Sierra Bancorp	1,915	50,920
SmartFinancial, Inc.*	828	16,394
Southern First Bancshares, Inc.*	1,012	36,432
Southern National Bancorp of Virginia, Inc.	1,949	31,847
Southside Bancshares, Inc.	4,361	164,279
Southwest Bancorp, Inc./Oklahoma	3,034	87,986

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Southwest Georgia Financial Corp. (x)	323	$6,379
State Bank Financial Corp.	5,906	158,635
Stewardship Financial Corp. (x)	932	9,134
Stock Yards Bancorp, Inc.	3,632	170,522
Stonegate Bank	2,042	85,213
Suffolk Bancorp	1,951	83,542
Summit Financial Group, Inc.	1,453	40,001
Summit State Bank	516	7,740
Sun Bancorp, Inc.	1,770	46,020
Sunshine Bancorp, Inc.*	835	14,312
Sussex Bancorp	678	14,170
TriCo Bancshares	3,428	117,169
TriState Capital Holdings, Inc.*	3,731	82,455
Triumph Bancorp, Inc.*	2,603	68,068
Two River Bancorp	1,119	16,695
Union Bankshares, Inc. (x)	684	31,088
United Bancorp, Inc. (x)	833	11,246
United Bancshares, Inc.	499	10,978
United Security Bancshares*	2,122	16,448
Unity Bancorp, Inc.	1,149	18,039
Univest Corp. of Pennsylvania	4,219	130,367
Veritex Holdings, Inc.*	1,427	38,115
Washington Trust Bancorp, Inc.	2,530	141,807
WashingtonFirst Bankshares, Inc.	1,482	42,950
Wellesley Bank	332	9,213
West Bancorporation, Inc.	2,648	65,406
Westbury Bancorp, Inc.*	546	11,302
Xenith Bankshares, Inc.*	1,283	36,181

		18,518,505

Capital Markets (2.8%)
Actua Corp.*	6,080	85,120
Arlington Asset Investment Corp., Class A (x)	3,613	53,545
Ashford, Inc.*	161	7,102
B. Riley Financial, Inc.	1,578	29,114
Cowen Group, Inc., Class A (x)*	4,332	67,146
Diamond Hill Investment Group, Inc.	518	108,977
FBR & Co.	993	12,909
Fifth Street Asset Management, Inc.	822	5,507
FXCM, Inc., Class A*	962	6,782
GAIN Capital Holdings, Inc.	6,389	42,040
Greenhill & Co., Inc.	23,351	646,823
Hennessy Advisors, Inc.	505	16,034
INTL FCStone, Inc.*	2,550	100,980
Ladenburg Thalmann Financial Services, Inc.*	17,089	41,697
Manning & Napier, Inc.	2,610	19,706
Medley Management, Inc., Class A	1,030	10,197
Oppenheimer Holdings, Inc., Class A	1,701	31,639
Piper Jaffray Cos.*	13,125	951,562
PJT Partners, Inc., Class A	3,041	93,906
Pzena Investment Management, Inc., Class A	2,558	28,419
Safeguard Scientifics, Inc.*	3,369	45,313
Silvercrest Asset Management Group, Inc., Class A	1,236	16,253

TheStreet, Inc.*	5,877	$4,995
Value Line, Inc.	183	3,569
Walter Investment Management Corp. (x)*	3,284	15,599
Westwood Holdings Group, Inc.	1,374	82,426
Wins Finance Holdings, Inc. (x)*	229	41,220
WisdomTree Investments, Inc. (x)	81,829	911,575
ZAIS Group Holdings, Inc. (x)*	628	923

		3,481,078

Consumer Finance (0.2%)
Asta Funding, Inc.*	647	6,341
Atlanticus Holdings Corp.*	1,038	2,958
Consumer Portfolio Services, Inc.*	3,444	17,633
Emergent Capital, Inc.*	3,467	4,195
Enova International, Inc.*	4,497	56,437
EZCORP, Inc., Class A*	8,637	91,985
Nicholas Financial, Inc.*	1,264	15,029
Regional Management Corp.*	1,790	47,041
World Acceptance Corp. (x)*	1,019	65,501

		307,120

Diversified Financial Services (0.2%)
A-Mark Precious Metals, Inc.	700	13,650
GWG Holdings, Inc.*	178	1,406
Marlin Business Services Corp.	1,456	30,430
NewStar Financial, Inc.*	3,868	35,779
On Deck Capital, Inc. (x)*	8,095	37,480
PICO Holdings, Inc.*	3,633	55,041
Tiptree Financial, Inc., Class A	4,062	24,981

		198,767

Insurance (1.0%)
1347 Property Insurance Holdings, Inc.*	814	6,349
Atlantic American Corp.	932	3,821
Atlas Financial Holdings, Inc.*	1,796	32,418
Baldwin & Lyons, Inc., Class B	1,548	39,010
Blue Capital Reinsurance Holdings Ltd.	983	18,136
Citizens, Inc. (x)*	7,894	77,519
Conifer Holdings, Inc.*	777	6,333
Crawford & Co., Class B	2,099	26,363
Donegal Group, Inc., Class A	1,400	24,472
eHealth, Inc.*	3,039	32,365
EMC Insurance Group, Inc.	1,430	42,914
Federated National Holding Co.	2,131	39,828
First Acceptance Corp.*	2,694	2,802
Hallmark Financial Services, Inc.*	2,337	27,179
HCI Group, Inc.	1,494	58,983
Health Insurance Innovations, Inc., Class A (x)*	1,266	22,598
Heritage Insurance Holdings, Inc.	4,563	71,502
Independence Holding Co.	1,183	23,128
Investors Title Co.	239	37,805
Kingstone Cos., Inc.	995	13,681
Kinsale Capital Group, Inc.	1,035	35,200
National Security Group, Inc. (The)	286	5,005
Oxbridge Re Holdings Ltd.	846	5,034
Patriot National, Inc. (x)*	1,898	8,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

State National Cos., Inc.	5,245	$72,696
Stewart Information Services Corp.	3,675	169,345
Trupanion, Inc.*	2,428	37,683
Unico American Corp.*	411	4,418
United Insurance Holdings Corp.	2,923	44,254
Universal Insurance Holdings, Inc.	5,558	157,847
WMIH Corp.*	34,661	53,725

		1,201,239

Mortgage Real Estate Investment Trusts (REITs) (0.7%)
AG Mortgage Investment Trust, Inc. (REIT)	4,829	82,624
Anworth Mortgage Asset Corp. (REIT)	16,317	84,359
Ares Commercial Real Estate Corp. (REIT)	4,596	63,103
Cherry Hill Mortgage Investment Corp. (REIT)	1,189	21,628
Dynex Capital, Inc. (REIT)	7,685	52,412
Ellington Residential Mortgage REIT (REIT)	1,156	15,040
Five Oaks Investment Corp. (REIT)	2,328	11,570
Great Ajax Corp. (REIT)	2,491	33,056
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	7,299	138,607
Manhattan Bridge Capital, Inc. (REIT)	810	6,156
New York Mortgage Trust, Inc. (REIT) (x)	18,890	124,674
Orchid Island Capital, Inc. (REIT) (x)	3,930	42,562
Owens Realty Mortgage, Inc. (REIT)	1,784	33,040
Resource Capital Corp. (REIT) (x)	5,167	43,041
Sutherland Asset Management Corp. (REIT)	1,961	26,375
Western Asset Mortgage Capital Corp. (REIT)	7,030	70,792

		849,039

Thrifts & Mortgage Finance (2.5%)
ASB Bancorp, Inc.*	491	14,362
Atlantic Coast Financial Corp.*	2,478	16,850
Bank Mutual Corp.	6,882	65,035
BankFinancial Corp.	2,538	37,613
Bear State Financial, Inc.	3,151	31,983
Charter Financial Corp.	2,331	38,858
Citizens Community Bancorp, Inc.	776	9,646
Clifton Bancorp, Inc.	3,718	62,909
Coastway Bancorp, Inc.*	723	11,315
Dime Community Bancshares, Inc.	5,199	104,500
Eagle Bancorp Montana, Inc.	515	10,867
Elmira Savings Bank	276	5,644
Entegra Financial Corp.*	1,008	20,765
ESSA Bancorp, Inc.	1,409	22,149

Federal Agricultural Mortgage Corp., Class C	1,472	$84,301
First Capital, Inc.	557	18,353
First Defiance Financial Corp.	1,487	75,450
First Savings Financial Group, Inc.	269	12,831
FS Bancorp, Inc.	473	17,004
Georgetown Bancorp, Inc.	247	6,385
Greene County Bancorp, Inc. (x)	535	12,252
Guaranty Federal Bancshares, Inc.	680	14,402
Hamilton Bancorp, Inc.*	448	6,384
Hingham Institution for Savings	225	44,276
HMN Financial, Inc.*	595	10,413
Home Bancorp, Inc.	1,001	38,649
Home Federal Bancorp, Inc.	167	4,486
HomeStreet, Inc.*	24,259	766,583
HopFed Bancorp, Inc.	1,059	14,254
IF Bancorp, Inc.	533	9,861
Impac Mortgage Holdings, Inc. (x)*	1,527	21,409
Jacksonville Bancorp, Inc.	248	7,440
Kentucky First Federal Bancorp	396	3,584
Lake Shore Bancorp, Inc.	364	5,919
Lake Sunapee Bank Group	1,383	32,625
Magyar Bancorp, Inc.*	61	732
Malvern Bancorp, Inc.*	1,122	23,730
Meridian Bancorp, Inc.	8,119	153,448
Meta Financial Group, Inc.	1,401	144,163
MSB Financial Corp.*	927	13,627
NMI Holdings, Inc., Class A*	8,445	89,939
OceanFirst Financial Corp.	4,369	131,201
Oconee Federal Financial Corp.	261	5,612
Ocwen Financial Corp.*	17,127	92,315
Pathfinder Bancorp, Inc.	536	7,209
PB Bancorp, Inc.	451	4,465
Poage Bankshares, Inc.	556	10,091
Provident Bancorp, Inc.*	786	14,069
Provident Financial Holdings, Inc.	1,112	22,485
Prudential Bancorp, Inc.	847	14,501
Randolph Bancorp, Inc.*	789	12,719
Riverview Bancorp, Inc.	3,813	26,691
Security National Financial Corp., Class A*	1,295	8,418
Severn Bancorp, Inc./Maryland*	1,524	12,040
SI Financial Group, Inc.	1,971	30,353
Sound Financial Bancorp, Inc.	335	9,380
Southern Missouri Bancorp, Inc.	1,009	35,698
Stonegate Mortgage Corp.*	2,530	15,104
Territorial Bancorp, Inc.	1,254	41,181
Timberland Bancorp, Inc.	1,038	21,445
United Community Bancorp	614	10,254
United Community Financial Corp.	7,870	70,358
United Financial Bancorp, Inc.	8,593	156,048
Walker & Dunlop, Inc.*	4,670	145,703
Waterstone Financial, Inc.	4,305	79,212
Wayne Savings Bancshares, Inc.	428	7,062
Western New England Bancorp, Inc.	4,219	39,448
Wolverine Bancorp, Inc. (x)	293	9,253

		3,117,311

Total Financials		27,673,059

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care (21.6%)
Biotechnology (10.5%)
Abeona Therapeutics, Inc. (x)*	2,643	$12,819
Acceleron Pharma, Inc.*	10,957	279,623
Actinium Pharmaceuticals, Inc. (x)*	6,869	6,010
Adamas Pharmaceuticals, Inc. (x)*	2,824	47,726
ADMA Biologics, Inc. (x)*	856	4,383
Advaxis, Inc. (x)*	6,068	43,447
Adverum Biotechnologies, Inc.*	3,985	11,557
Aeglea BioTherapeutics, Inc.*	821	3,571
Aevi Genomic Medicine, Inc.*	4,772	24,719
Agenus, Inc.*	12,485	51,438
Akebia Therapeutics, Inc.*	6,110	63,605
Aldeyra Therapeutics, Inc.*	1,457	7,795
Anavex Life Sciences Corp. (x)*	5,664	22,429
Anthera Pharmaceuticals, Inc.*	6,941	4,505
Applied Genetic Technologies Corp.*	2,245	20,991
ARCA biopharma, Inc.*	1,046	2,981
Ardelyx, Inc.*	5,290	75,118
Arena Pharmaceuticals, Inc.*	41,897	59,494
Argos Therapeutics, Inc. (x)*	2,442	11,966
ArQule, Inc. (x)*	10,990	13,847
Arrowhead Pharmaceuticals, Inc. (x)*	10,318	15,993
Asterias Biotherapeutics, Inc. (x)*	3,936	18,106
Athersys, Inc. (x)*	13,362	20,444
aTyr Pharma, Inc.*	2,926	6,291
Audentes Therapeutics, Inc.*	822	15,018
Aviragen Therapeutics, Inc.*	6,765	8,321
Bellicum Pharmaceuticals, Inc. (x)*	3,579	48,746
Bioblast Pharma Ltd.*	1,255	1,305
BioCryst Pharmaceuticals, Inc. (x)*	12,469	78,929
BioSpecifics Technologies Corp.*	917	51,077
BioTime, Inc. (x)*	11,743	42,392
Blueprint Medicines Corp.*	38,084	1,068,255
BrainStorm Cell Therapeutics, Inc.*	3,003	7,628
Calithera Biosciences, Inc.*	2,467	8,018
Cancer Genetics, Inc.*	2,086	2,816
Capricor Therapeutics, Inc.*	410	1,091
Cara Therapeutics, Inc. (x)*	3,653	33,936
CareDx, Inc.*	1,928	5,206
Cascadian Therapeutics, Inc. (x)*	3,197	13,779
CASI Pharmaceuticals, Inc.*	3,375	3,881
Catabasis Pharmaceuticals, Inc. (x)*	1,024	3,697
Celldex Therapeutics, Inc. (x)*	16,287	57,656
Cellular Biomedicine Group, Inc.*	2,152	28,191
Celsion Corp.*	3,825	1,193
Cerulean Pharma, Inc.*	3,013	2,134
ChemoCentryx, Inc.*	3,959	29,297
Chiasma, Inc.*	3,229	6,297
Chimerix, Inc.*	7,184	33,046
Cidara Therapeutics, Inc.*	1,859	19,334
Clovis Oncology, Inc.*	24,157	1,073,053

Coherus Biosciences, Inc.*	36,852	$1,037,383
CoLucid Pharmaceuticals, Inc.*	523	19,037
Conatus Pharmaceuticals, Inc.*	2,650	13,966
Concert Pharmaceuticals, Inc.*	2,914	29,985
ContraFect Corp.*	6,551	11,464
Corbus Pharmaceuticals Holdings, Inc. (x)*	6,590	55,686
CorMedix, Inc. (x)*	6,317	9,665
Corvus Pharmaceuticals, Inc.*	574	8,208
Curis, Inc.*	18,986	58,477
Cytokinetics, Inc.*	5,770	70,106
CytomX Therapeutics, Inc.*	3,466	38,091
Cytori Therapeutics, Inc.*	3,531	5,332
CytRx Corp.*	16,378	6,096
Dicerna Pharmaceuticals, Inc.*	2,889	8,320
Dimension Therapeutics, Inc.*	2,121	9,226
Dynavax Technologies Corp. (x)*	6,622	26,157
Edge Therapeutics, Inc.*	2,728	34,100
Eiger BioPharmaceuticals, Inc.*	694	8,085
Enanta Pharmaceuticals, Inc.*	2,675	89,613
Esperion Therapeutics, Inc.*	2,400	30,048
Fate Therapeutics, Inc. (x)*	4,596	11,536
Fibrocell Science, Inc. (x)*	4,521	2,848
Five Prime Therapeutics, Inc.*	13,846	693,823
Flexion Therapeutics, Inc.*	4,274	81,291
Fortress Biotech, Inc.*	5,910	15,957
Foundation Medicine, Inc. (x)*	28,666	507,388
Galectin Therapeutics, Inc. (x)*	4,837	4,739
Galena Biopharma, Inc. (x)*	1,862	3,612
Gemphire Therapeutics, Inc.*	276	2,164
Genocea Biosciences, Inc. (x)*	4,258	17,543
Genomic Health, Inc.*	22,285	654,956
Geron Corp. (x)*	25,685	53,168
GlycoMimetics, Inc.*	2,098	12,798
Heron Therapeutics, Inc. (x)*	5,414	70,923
Idera Pharmaceuticals, Inc. (x)*	15,757	23,636
Ignyta, Inc.*	5,201	27,565
Immune Design Corp.*	1,970	10,835
Immunomedics, Inc. (x)*	15,343	56,309
Infinity Pharmaceuticals, Inc.*	8,507	11,484
Inotek Pharmaceuticals Corp.*	3,025	18,453
Inovio Pharmaceuticals, Inc. (x)*	11,346	78,741
Invitae Corp. (x)*	4,009	31,831
Kadmon Holdings, Inc. (x)*	508	2,718
Karyopharm Therapeutics, Inc.*	3,980	37,412
Kindred Biosciences, Inc.*	2,994	12,725
Kura Oncology, Inc. (x)*	2,529	14,921
La Jolla Pharmaceutical Co.*	2,357	41,318
Lion Biotechnologies, Inc. (x)*	9,068	63,023
Loxo Oncology, Inc. (x)*	2,267	72,805
MacroGenics, Inc.*	5,453	111,459
MannKind Corp. (x)*	57,024	36,307
MediciNova, Inc. (x)*	4,994	30,114
MEI Pharma, Inc.*	5,118	7,370
Minerva Neurosciences, Inc.*	3,204	37,647
Mirati Therapeutics, Inc.*	2,202	10,460
Mirna Therapeutics, Inc.*	1,632	2,938
NanoViricides, Inc. (x)*	7,253	7,761
Natera, Inc.*	78,674	921,272
Navidea Biopharmaceuticals, Inc. (x)*	27,075	17,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares		Value (Note 1)

NewLink Genetics Corp.*	3,689		$37,923
Nivalis Therapeutics, Inc.*	1,775		3,976
Novelion Therapeutics, Inc.*	—	@	1
Nymox Pharmaceutical Corp. (x)*	4,584		12,239
Ohr Pharmaceutical, Inc. (x)*	4,740		7,110
Oncocyte Corp.*	715		5,041
OncoMed Pharmaceuticals, Inc. (x)*	3,665		28,257
Organovo Holdings, Inc. (x)*	14,659		49,694
Osiris Therapeutics, Inc. (x)*	3,449		16,935
Otonomy, Inc.*	4,102		65,222
OvaScience, Inc.*	5,280		8,078
Pfenex, Inc.*	3,039		27,564
PharmAthene, Inc.*	11,032		35,854
PhaseRx, Inc.*	335		519
Pieris Pharmaceuticals, Inc. (x)*	5,710		7,994
Progenics Pharmaceuticals, Inc. (x)*	11,889		102,721
Protagonist Therapeutics, Inc. (x)*	1,187		26,102
Proteon Therapeutics, Inc. (x)*	1,366		2,595
Proteostasis Therapeutics, Inc. (x)*	1,205		14,773
PTC Therapeutics, Inc.*	5,612		61,227
Ra Pharmaceuticals, Inc.*	997		15,144
Recro Pharma, Inc.*	1,311		10,567
REGENXBIO, Inc.*	3,454		64,072
Regulus Therapeutics, Inc.*	6,896		15,516
Repligen Corp.*	24,949		768,928
Rigel Pharmaceuticals, Inc.*	15,813		37,635
Sage Therapeutics, Inc.*	12,912		659,287
Sangamo BioSciences, Inc.*	11,754		35,850
Selecta Biosciences, Inc.*	705		12,091
Sorrento Therapeutics, Inc. (x)*	4,352		21,325
Spark Therapeutics, Inc. (x)*	10,758		536,824
Spectrum Pharmaceuticals, Inc.*	13,444		59,557
Spring Bank Pharmaceuticals, Inc.*	163		1,302
Stemline Therapeutics, Inc.*	2,925		31,298
Strongbridge Biopharma plc*	1,959		4,702
Syndax Pharmaceuticals, Inc.*	816		5,851
Synergy Pharmaceuticals, Inc.*	31,003		188,808
Synthetic Biologics, Inc. (x)*	13,132		10,014
Syros Pharmaceuticals, Inc.*	597		7,260
T2 Biosystems, Inc. (x)*	2,538		13,350
Tenax Therapeutics, Inc. (x)*	4,318		8,420
TG Therapeutics, Inc.*	6,210		28,877
Tokai Pharmaceuticals, Inc. (x)*	1,728		1,690
Tonix Pharmaceuticals Holding Corp.*	4,326		2,034
Tracon Pharmaceuticals, Inc.*	1,432		7,017
Trevena, Inc.*	7,578		44,559
Trovagene, Inc.*	4,990		10,479
Vanda Pharmaceuticals, Inc.*	6,273		100,054
VBI Vaccines, Inc.*	3,650		11,315
Verastem, Inc.*	5,587		6,257
Vericel Corp. (x)*	4,262		12,786
Versartis, Inc.*	5,339		79,551
Vical, Inc.*	1,601		3,682
Vital Therapies, Inc.*	4,205		18,292
Voyager Therapeutics, Inc.*	2,072		26,397

vTv Therapeutics, Inc., Class A*	1,328		$6,414
XBiotech, Inc. (x)*	2,969		30,046
Xencor, Inc.*	34,494		907,882
Zafgen, Inc.*	3,963		12,602

			13,192,623

Health Care Equipment & Supplies (5.4%)
Accuray, Inc. (x)*	13,579		62,463
Aethlon Medical, Inc.*	1,193		5,011
Alliqua BioMedical, Inc.*	3,876		2,287
AngioDynamics, Inc.*	4,607		77,720
Anika Therapeutics, Inc.*	2,426		118,777
AtriCure, Inc.*	5,353		104,758
Atrion Corp.	234		118,685
Avinger, Inc. (x)*	3,090		11,433
AxoGen, Inc.*	4,055		36,495
Biolase, Inc.*	6,170		8,638
Bovie Medical Corp.*	4,482		16,090
Cardiovascular Systems, Inc.*	5,441		131,727
CAS Medical Systems, Inc.*	4,284		6,897
Cerus Corp.*	17,340		75,429
Chembio Diagnostics, Inc. (x)*	1,856		12,621
ConforMIS, Inc.*	6,060		49,086
Corindus Vascular Robotics, Inc. (x)*	9,572		6,685
CryoLife, Inc.*	5,390		103,219
Cutera, Inc.*	2,062		35,776
CytoSorbents Corp. (x)*	3,776		20,579
Derma Sciences, Inc.*	3,494		18,169
Electromed, Inc.*	1,066		4,136
Entellus Medical, Inc.*	1,248		23,675
Exactech, Inc.*	1,772		48,376
FONAR Corp.*	1,053		20,165
GenMark Diagnostics, Inc.*	6,969		85,301
Glaukos Corp.*	20,073		688,504
Inogen, Inc.*	11,341		761,774
Invacare Corp.	5,368		70,052
InVivo Therapeutics Holdings Corp.*	5,668		23,806
Invuity, Inc. (x)*	2,222		12,777
iRadimed Corp. (x)*	705		7,826
iRhythm Technologies, Inc. (x)*	24,816		744,479
IRIDEX Corp.*	1,310		18,419
Kewaunee Scientific Corp.	362		8,851
Lantheus Holdings, Inc.*	2,169		18,653
LeMaitre Vascular, Inc.	2,291		58,054
Merit Medical Systems, Inc.*	7,338		194,457
Milestone Scientific, Inc.*	2,199		2,969
Misonix, Inc.*	1,041		10,878
Nuvectra Corp.*	1,767		8,888
NxStage Medical, Inc.*	14,430		378,210
Obalon Therapeutics, Inc.*	261		2,310
OncoSec Medical, Inc.*	2,633		3,239
OraSure Technologies, Inc.*	9,242		81,145
Orthofix International NV*	2,999		108,504
Oxford Immunotec Global plc*	3,758		56,182
Presbia plc (x)*	609		2,113
Pulse Biosciences, Inc. (x)*	890		5,785
Retractable Technologies, Inc.*	2,114		1,966
Rockwell Medical, Inc. (x)*	8,129		53,245
RTI Surgical, Inc.*	9,585		31,151

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

SeaSpine Holdings Corp.*	1,351	$10,673
Second Sight Medical Products, Inc.*	2,520	4,964
Senseonics Holdings, Inc.*	4,938	13,184
Sientra, Inc. (x)*	2,301	19,605
Span-America Medical Systems, Inc.	400	7,296
Spectranetics Corp. (The)*	33,573	822,538
STAAR Surgical Co. (x)*	6,802	73,802
Surmodics, Inc.*	2,221	56,413
Tactile Systems Technology, Inc.*	576	9,452
Tandem Diabetes Care, Inc.*	3,232	6,949
TransEnterix, Inc. (x)*	12,100	15,730
Unilife Corp. (x)*	2,544	5,851
Utah Medical Products, Inc.	577	41,977
Vascular Solutions, Inc.*	2,892	162,241
Veracyte, Inc.*	2,440	18,886
Vermillion, Inc.*	4,390	4,171
ViewRay, Inc. (x)*	1,132	3,543
Zeltiq Aesthetics, Inc.*	20,170	877,797

		6,713,507

Health Care Providers & Services (1.8%)
AAC Holdings, Inc. (x)*	1,659	12,011
Aceto Corp.	4,910	107,873
AdCare Health Systems, Inc.*	3,058	4,465
Addus HomeCare Corp.*	1,244	43,602
Alliance HealthCare Services, Inc.*	887	8,515
Almost Family, Inc.*	1,368	60,329
BioScrip, Inc. (x)*	19,418	20,195
BioTelemetry, Inc.*	4,610	103,034
Civitas Solutions, Inc.*	2,566	51,063
Cross Country Healthcare, Inc.*	5,451	85,090
Digirad Corp.	3,218	16,090
Diversicare Healthcare Services, Inc.	719	7,478
Five Star Quality Care, Inc.*	7,647	20,647
Genesis Healthcare, Inc.*	6,607	28,080
Healthways, Inc.*	33,828	769,586
InfuSystem Holdings, Inc.*	3,392	8,650
Joint Corp. (The) (x)*	1,578	4,182
Landauer, Inc.	1,624	78,114
LHC Group, Inc.*	2,555	116,764
National Research Corp., Class A	1,479	28,101
Nobilis Health Corp. (x)*	9,677	20,322
PharMerica Corp.*	5,014	126,102
Providence Service Corp. (The)*	2,211	84,129
Psychemedics Corp.	877	21,644
Quorum Health Corp.*	5,218	37,935
RadNet, Inc.*	6,274	40,467
Sharps Compliance Corp.*	2,274	8,709
Teladoc, Inc. (x)*	3,534	58,311
Triple-S Management Corp., Class B*	3,915	81,041
U.S. Physical Therapy, Inc.	2,075	145,664

		2,198,193

Health Care Technology (0.2%)
Castlight Health, Inc., Class B*	6,755	33,437
Computer Programs & Systems, Inc. (x)	1,910	45,076

HealthStream, Inc.*	4,347	$108,892
Icad, Inc.*	2,396	7,751
Simulations Plus, Inc.	1,852	17,872
Tabula Rasa HealthCare, Inc.*	457	6,846
Vocera Communications, Inc.*	4,230	78,213

		298,087

Life Sciences Tools & Services (1.7%)
Albany Molecular Research, Inc.*	4,461	83,688
ChromaDex Corp.*	4,991	16,520
Enzo Biochem, Inc.*	6,714	46,595
Fluidigm Corp.*	5,121	37,281
Harvard Bioscience, Inc.*	5,697	17,376
NanoString Technologies, Inc.*	59,102	1,317,975
NeoGenomics, Inc.*	9,028	77,370
Pacific Biosciences of California, Inc. (x)*	122,303	464,751
pSivida Corp.*	5,318	9,094

		2,070,650

Pharmaceuticals (2.0%)
AcelRx Pharmaceuticals, Inc. (x)*	6,154	16,000
Achaogen, Inc.*	3,744	48,747
Aclaris Therapeutics, Inc.*	1,735	47,088
Adamis Pharmaceuticals Corp. (x)*	2,807	8,842
Aerie Pharmaceuticals, Inc.*	4,782	180,999
Agile Therapeutics, Inc.*	2,337	13,321
Alimera Sciences, Inc. (x)*	7,805	8,429
Amphastar Pharmaceuticals, Inc.*	6,083	112,049
Ampio Pharmaceuticals, Inc. (x)*	7,624	6,863
ANI Pharmaceuticals, Inc.*	1,353	82,019
Aradigm Corp.*	1,598	2,557
Aratana Therapeutics, Inc.*	5,652	40,581
Assembly Biosciences, Inc.*	2,417	29,367
Axsome Therapeutics, Inc.*	1,930	13,028
BioDelivery Sciences International, Inc. (x)*	8,532	14,931
Bio-Path Holdings, Inc.*	15,546	20,987
Clearside Biomedical, Inc.*	1,266	11,318
Collegium Pharmaceutical, Inc. (x)*	2,464	38,364
Corcept Therapeutics, Inc.*	114,057	828,053
Corium International, Inc. (x)*	2,270	9,216
Cumberland Pharmaceuticals, Inc. (x)*	1,900	10,450
Cymabay Therapeutics, Inc.*	3,841	6,645
Dipexium Pharmaceuticals, Inc.*	956	1,530
Durect Corp.*	22,229	29,787
Egalet Corp. (x)*	3,696	28,274
Endocyte, Inc.*	6,596	16,820
Evoke Pharma, Inc. (x)*	1,285	2,596
EyeGate Pharmaceuticals, Inc. (x)*	728	1,187
Flex Pharma, Inc.*	1,851	9,773
Heska Corp.*	1,042	74,607
Imprimis Pharmaceuticals, Inc.*	1,966	4,915
Intersect ENT, Inc.*	4,348	52,611
Juniper Pharmaceuticals, Inc.*	1,848	10,349
KemPharm, Inc.*	2,049	6,045
Lipocine, Inc. (x)*	2,881	10,602
Marinus Pharmaceuticals, Inc.*	2,024	2,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

MyoKardia, Inc.*	1,982	$25,667
Neos Therapeutics, Inc. (x)*	2,386	13,958
Novan, Inc.*	611	16,509
Ocera Therapeutics, Inc. (x)*	2,764	5,804
Ocular Therapeutix, Inc. (x)*	3,108	26,014
Omeros Corp. (x)*	7,030	69,738
Pain Therapeutics, Inc.*	6,706	3,824
Paratek Pharmaceuticals, Inc.*	3,089	47,571
Pulmatrix, Inc.*	1,239	731
Reata Pharmaceuticals, Inc., Class A (x)*	993	21,677
Repros Therapeutics, Inc.*	3,757	4,959
Revance Therapeutics, Inc. (x)*	3,476	71,953
SciClone Pharmaceuticals, Inc.*	8,562	92,470
SCYNEXIS, Inc. (x)*	3,496	11,152
Sucampo Pharmaceuticals, Inc., Class A (x)*	3,991	54,078
Teligent, Inc. (x)*	7,034	46,495
Tetraphase Pharmaceuticals, Inc.*	6,451	25,998
Titan Pharmaceuticals, Inc.*	3,265	13,060
VIVUS, Inc. (x)*	18,276	21,017
WaVe Life Sciences Ltd.*	1,251	32,714
Zogenix, Inc. (x)*	4,182	50,811
Zynerba Pharmaceuticals, Inc. (x)*	1,211	18,879

		2,476,073

Total Health Care		26,949,133

Industrials (13.1%)
Aerospace & Defense (1.3%)
Aerovironment, Inc.*	3,492	93,690
Air Industries Group*	1,056	3,326
Arotech Corp.*	3,606	12,621
Astrotech Corp. (x)*	2,874	4,282
CPI Aerostructures, Inc.*	1,277	11,812
Ducommun, Inc.*	1,746	44,628
Innovative Solutions & Support, Inc.*	2,181	7,263
KEYW Holding Corp. (The) (x)*	6,105	71,978
Kratos Defense & Security Solutions, Inc.*	9,033	66,844
LMI Aerospace, Inc.*	1,959	16,887
Mercury Systems, Inc.*	35,219	1,064,318
National Presto Industries, Inc.	820	87,248
SIFCO Industries, Inc.*	440	3,366
Sparton Corp.*	1,575	37,564
Vectrus, Inc.*	1,782	42,501

		1,568,328

Air Freight & Logistics (1.3%)
Air T., Inc.*	163	3,733
Air Transport Services Group, Inc.*	69,412	1,107,815
Echo Global Logistics, Inc.*	19,432	486,772
Park-Ohio Holdings Corp.	1,448	61,685
Radiant Logistics, Inc.*	6,570	25,623

		1,685,628

Building Products (2.8%)
Alpha Pro Tech Ltd.*	2,605	9,118
Armstrong Flooring, Inc.*	3,977	79,182

Builders FirstSource, Inc.*	42,206	$463,000
CSW Industrials, Inc.*	2,430	89,546
Insteel Industries, Inc.	2,972	105,922
NCI Building Systems, Inc.*	29,008	453,975
Patrick Industries, Inc.*	27,775	2,119,232
PGT Innovations, Inc.*	8,134	93,134
Quanex Building Products Corp.	5,761	116,948
Tecogen, Inc. (x)*	1,947	8,177

		3,538,234

Commercial Services & Supplies (0.9%)
Acme United Corp.	385	9,848
AMREP Corp.*	671	4,979
Aqua Metals, Inc. (x)*	1,866	24,463
ARC Document Solutions, Inc.*	6,975	35,433
Casella Waste Systems, Inc., Class A*	6,565	81,472
CECO Environmental Corp.	4,963	69,234
Cenveo, Inc.*	1,293	9,040
CompX International, Inc.	204	3,284
Ecology and Environment, Inc., Class A	339	3,576
Ennis, Inc.	4,282	74,293
Fuel Tech, Inc.*	3,024	3,478
Heritage-Crystal Clean, Inc.*	2,222	34,885
Hudson Technologies, Inc.*	4,599	36,838
InnerWorkings, Inc.*	6,417	63,207
Intersections, Inc.*	1,265	5,047
Kimball International, Inc., Class B	6,219	109,206
NL Industries, Inc.*	1,456	11,866
Performant Financial Corp.*	6,113	14,366
Perma-Fix Environmental Services*	2,052	8,003
SP Plus Corp.*	2,892	81,410
Team, Inc.*	4,877	191,422
TRC Cos., Inc.*	3,146	33,348
Viad Corp.	3,400	149,940
Virco Manufacturing Corp.*	1,923	8,269
VSE Corp.	1,463	56,823
Wilhelmina International, Inc.*	309	2,704

		1,126,434

Construction & Engineering (2.3%)
Ameresco, Inc., Class A*	3,695	20,323
Argan, Inc.	8,561	603,979
Goldfield Corp. (The)*	4,119	21,007
Great Lakes Dredge & Dock Corp.*	9,802	41,168
HC2 Holdings, Inc.*	5,903	35,005
IES Holdings, Inc.*	1,335	25,565
Layne Christensen Co. (x)*	3,156	34,306
MYR Group, Inc.*	2,518	94,878
Northwest Pipe Co. (x)*	1,660	28,585
NV5 Global, Inc.*	57,317	1,914,387
Orion Group Holdings, Inc.*	4,601	45,780
Sterling Construction Co., Inc.*	4,181	35,371

		2,900,354

Electrical Equipment (0.8%)
Allied Motion Technologies, Inc.	1,044	22,331
American Superconductor Corp.*	2,074	15,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Broadwind Energy, Inc.*	2,493	$10,084
Capstone Turbine Corp.*	5,244	3,566
Energous Corp. (x)*	2,511	42,310
Energy Focus, Inc. (x)*	1,790	7,608
Enphase Energy, Inc. (x)*	6,405	6,469
Espey Manufacturing & Electronics Corp.	301	7,691
FuelCell Energy, Inc. (x)*	5,052	8,841
Ideal Power, Inc. (x)*	1,480	4,884
LSI Industries, Inc.	23,377	227,692
Orion Energy Systems, Inc.*	4,049	8,786
Plug Power, Inc. (x)*	30,604	36,725
Powell Industries, Inc.	1,476	57,564
Power Solutions International, Inc. (x)*	847	6,353
Preformed Line Products Co.	423	24,585
Revolution Lighting Technologies, Inc.*	1,545	8,498
TPI Composites, Inc. (x)*	28,188	452,135
Ultralife Corp.*	1,750	8,663
Vicor Corp.*	2,791	42,144
Zincfive, Inc.*†	1,815	—

		1,002,214

Machinery (1.5%)
Alamo Group, Inc.	1,573	119,705
ARC Group Worldwide, Inc.*	1,724	7,586
Blue Bird Corp.*	952	14,708
Columbus McKinnon Corp.	3,244	87,718
Commercial Vehicle Group, Inc.*	4,182	23,126
DMC Global, Inc.	2,441	38,690
Douglas Dynamics, Inc.	3,731	125,548
Eastern Co. (The)	961	20,085
Energy Recovery, Inc. (x)*	5,877	60,827
ExOne Co. (The) (x)*	1,903	17,774
Federal Signal Corp.	10,119	157,958
FreightCar America, Inc.	2,020	30,159
Gencor Industries, Inc.*	1,303	20,457
Global Brass & Copper Holdings, Inc.	3,554	121,902
Graham Corp.	1,567	34,709
Hardinge, Inc.	1,928	21,362
Hurco Cos., Inc.	1,048	34,689
Jason Industries, Inc.*	3,088	5,558
Kadant, Inc.	1,808	110,650
Key Technology, Inc.*	833	9,713
Kornit Digital Ltd.*	24,948	315,591
L.B. Foster Co., Class A	1,548	21,053
LS Starrett Co. (The), Class A	950	8,835
Lydall, Inc.*	2,810	173,798
Manitex International, Inc.*	2,278	15,627
MFRI, Inc.*	1,069	8,659
Miller Industries, Inc.	1,814	47,980
NN, Inc.	4,468	85,115
Omega Flex, Inc.	511	28,493
Supreme Industries, Inc., Class A	2,200	34,540
Taylor Devices, Inc.*	514	7,813
Titan International, Inc.	7,512	84,210
Twin Disc, Inc.*	1,491	21,769
Xerium Technologies, Inc.*	1,943	10,920

		1,927,327

Marine (0.1%)
Navios Maritime Holdings, Inc.*	14,634	$20,634
Pangaea Logistics Solutions Ltd.*	505	1,717
Safe Bulkers, Inc.*	5,790	6,659
Scorpio Bulkers, Inc.*	9,323	47,081

		76,091

Professional Services (0.7%)
Acacia Research Corp.	7,785	50,603
Barrett Business Services, Inc.	1,201	76,984
BG Staffing, Inc.	1,175	18,330
CBIZ, Inc.*	8,339	114,243
CDI Corp. (CDI)*	2,467	18,256
Cogint, Inc. (x)*	2,688	9,274
CRA International, Inc.	1,351	49,447
DLH Holdings Corp.*	417	2,477
Franklin Covey Co.*	1,706	34,376
GEE Group, Inc. (x)*	1,050	4,620
GP Strategies Corp.*	2,140	61,204
Heidrick & Struggles International, Inc.	3,105	74,986
Hill International, Inc.*	5,690	24,752
Hudson Global, Inc.	4,544	6,180
Kelly Services, Inc., Class A	4,872	111,666
Marathon Patent Group, Inc.*	2,277	3,916
Mistras Group, Inc.*	2,889	74,190
RCM Technologies, Inc.*	1,412	8,980
Resources Connection, Inc.	5,926	114,075
Volt Information Sciences, Inc.*	1,859	12,734
Willdan Group, Inc.*	1,231	27,808

		899,101

Road & Rail (0.3%)
ArcBest Corp.	4,164	115,135
Celadon Group, Inc.	4,650	33,248
Covenant Transportation Group, Inc., Class A*	2,018	39,028
P.A.M. Transportation Services, Inc.*	406	10,548
Patriot Transportation Holding, Inc.*	424	9,879
Roadrunner Transportation Systems, Inc.*	5,159	53,602
Universal Logistics Holdings, Inc.	1,447	23,658
USA Truck, Inc.*	1,356	11,811
YRC Worldwide, Inc.*	5,555	73,770

		370,679

Trading Companies & Distributors (1.1%)
CAI International, Inc.*	2,615	22,672
DXP Enterprises, Inc.*	31,774	1,103,829
Empire Resources, Inc. (x)	725	4,923
General Finance Corp.*	1,743	9,674
Houston Wire & Cable Co.	2,744	17,836
Huttig Building Products, Inc.*	3,936	26,017
Lawson Products, Inc.*	1,059	25,204
Neff Corp., Class A*	1,617	22,800
Real Industry, Inc.*	4,621	28,188
Titan Machinery, Inc.*	2,911	42,413
Transcat, Inc.*	1,094	11,815
Willis Lease Finance Corp.*	636	16,269

		1,331,640

Total Industrials		16,426,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Information Technology (15.1%)
Communications Equipment (1.4%)
Aerohive Networks, Inc.*	4,247	$24,208
Applied Optoelectronics, Inc.*	2,810	65,866
Bel Fuse, Inc., Class B	1,588	49,069
Black Box Corp.	2,485	37,896
CalAmp Corp.*	6,059	87,856
Calix, Inc.*	6,980	53,746
Clearfield, Inc.*	1,931	39,972
ClearOne, Inc.	1,035	11,799
Communications Systems, Inc.	1,353	6,264
Comtech Telecommunications Corp.	3,801	45,042
DASAN Zhone Solutions, Inc.*	4,377	4,306
Digi International, Inc.*	4,362	59,978
EMCORE Corp.	4,441	38,637
Extreme Networks, Inc.*	17,571	88,382
Harmonic, Inc.*	13,007	65,035
Inseego Corp.*	6,982	17,036
KVH Industries, Inc.*	2,606	30,751
MRV Communications, Inc.*	807	6,577
Network-1 Technologies, Inc.*	1,637	5,566
Oclaro, Inc.*	87,203	780,466
ParkerVision, Inc. (x)*	1,986	3,654
PC-Tel, Inc.	2,679	14,413
Quantenna Communications, Inc.*	843	15,284
RELM Wireless Corp.	1,523	7,234
Resonant, Inc.*	953	4,813
ShoreTel, Inc.*	11,463	81,960
Silicom Ltd.	948	38,953
Sonus Networks, Inc.*	8,099	51,024
TESSCO Technologies, Inc.	1,079	14,027
Westell Technologies, Inc., Class A*	8,166	5,308

		1,755,122

Electronic Equipment, Instruments & Components (2.7%)
Agilysys, Inc.*	2,509	25,993
Airgain, Inc.*	82	1,181
Applied DNA Sciences, Inc. (x)*	3,719	6,880
ClearSign Combustion Corp. (x)*	2,143	7,286
Control4 Corp.*	85,825	875,414
CTS Corp.	5,318	119,123
CUI Global, Inc. (x)*	3,541	24,539
Daktronics, Inc.	6,247	66,843
Electro Scientific Industries, Inc.*	4,690	27,765
eMagin Corp.*	3,419	7,351
ePlus, Inc.*	1,065	122,688
Fabrinet*	13,959	562,548
Frequency Electronics, Inc.*	1,146	12,377
ID Systems, Inc.*	1,715	9,295
IEC Electronics Corp.*	1,534	5,476
II-VI, Inc.*	26,600	788,689
Interlink Electronics, Inc.*	196	1,378
IntriCon Corp.*	1,076	7,424
Iteris, Inc.*	4,579	16,668
Kemet Corp.*	7,950	52,709
Key Tronic Corp.*	1,665	13,020
Kimball Electronics, Inc.*	4,786	87,105
LRAD Corp.	5,122	8,759
Maxwell Technologies, Inc.*	5,491	28,114

Mesa Laboratories, Inc.	512	$62,848
MicroVision, Inc. (x)*	8,964	11,295
MOCON, Inc.	952	18,564
Napco Security Technologies, Inc.*	2,092	17,782
Neonode, Inc. (x)*	6,547	12,046
Netlist, Inc. (x)*	7,893	8,051
Novanta, Inc.*	5,402	113,442
PAR Technology Corp.*	1,764	9,843
Park Electrochemical Corp.	3,264	60,874
PC Connection, Inc.	1,887	53,006
PCM, Inc.*	1,533	34,493
Perceptron, Inc.*	1,659	11,016
RadiSys Corp.*	6,201	27,470
Research Frontiers, Inc. (x)*	3,320	6,042
Richardson Electronics Ltd.	1,884	11,869
Systemax, Inc.	1,893	16,602
Uni-Pixel, Inc. (x)*	7,604	7,474
Vishay Precision Group, Inc.*	2,015	38,084
Wayside Technology Group, Inc.	625	11,688

		3,411,114

Internet Software & Services (4.3%)
Alarm.com Holdings, Inc. (x)*	25,468	708,774
Amber Road, Inc.*	50,584	459,303
Angie’s List, Inc.*	6,786	55,849
Appfolio, Inc., Class A*	1,320	31,482
Apptio, Inc., Class A*	16,593	307,468
ARI Network Services, Inc.*	2,858	15,462
Autobytel, Inc.*	1,501	20,188
Bazaarvoice, Inc.*	14,035	68,070
Blucora, Inc.*	6,625	97,719
Brightcove, Inc.*	5,110	41,136
BroadVision, Inc.*	416	1,934
Carbonite, Inc.*	3,027	49,643
Care.com, Inc.*	2,394	20,517
ChannelAdvisor Corp.*	3,933	56,439
DHI Group, Inc.*	8,544	53,400
EarthLink Holdings Corp.	17,785	100,307
eGain Corp.*	3,048	6,401
Five9, Inc.*	67,918	963,756
Global Sources Ltd.*	1,352	11,965
Great Elm Capital Group, Inc. (Nasdaq Stock Exchange)*	3,039	11,396
Great Elm Capital Group, Inc.*†	3,981	14,929
GTT Communications, Inc.*	4,489	129,059
Instructure, Inc.*	1,785	34,897
Internap Corp.*	9,630	14,830
Intralinks Holdings, Inc.*	6,984	94,424
Inuvo, Inc.*	3,739	6,244
iPass, Inc.*	11,385	18,785
IZEA, Inc.*	755	3,405
Leaf Group Ltd.*	2,131	13,958
Limelight Networks, Inc.*	12,342	31,102
Liquidity Services, Inc.*	4,210	41,048
LivePerson, Inc.*	9,008	68,010
Marchex, Inc., Class B*	5,809	15,394
Marin Software, Inc.*	5,579	13,111
MaxPoint Interactive, Inc. (x)*	509	3,054
MeetMe, Inc.*	6,951	34,268
Mimecast Ltd. (x)*	30,564	547,096
MINDBODY, Inc., Class A (x)*	37,217	792,722
Numerex Corp., Class A*	2,406	17,804
QuinStreet, Inc.*	6,135	23,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Qumu Corp.*	1,537	$3,658
RealNetworks, Inc.*	4,161	20,222
Reis, Inc.	1,462	32,530
Remark Media, Inc.*	2,547	9,984
RetailMeNot, Inc.*	6,505	60,497
Rightside Group Ltd.*	2,027	16,763
Rocket Fuel, Inc.*	5,701	9,749
Spark Networks, Inc.*	2,438	2,048
Synacor, Inc. (x)*	4,121	12,775
TechTarget, Inc.*	2,582	22,024
Travelzoo, Inc.*	1,076	10,114
Tremor Video, Inc.*	7,261	18,080
Xactly Corp.*	3,888	42,768
XO Group, Inc.*	4,280	83,246
YuMe, Inc.*	4,165	14,911

		5,357,786

IT Services (0.8%)
ALJ Regional Holdings, Inc.*	3,228	14,171
Cass Information Systems, Inc.	1,857	136,619
Ciber, Inc. (x)*	11,914	7,527
Computer Task Group, Inc.	2,192	9,228
Datalink Corp.*	3,402	38,307
Edgewater Technology, Inc.*	1,567	11,753
Everi Holdings, Inc.*	11,271	24,458
Forrester Research, Inc.	1,685	72,371
Hackett Group, Inc. (The)	3,790	66,931
Information Services Group, Inc.*	5,406	19,678
Innodata, Inc.*	4,323	10,591
JetPay Corp.*	1,105	2,486
Lionbridge Technologies, Inc.*	9,654	55,993
Mattersight Corp.*	3,208	11,870
ModusLink Global Solutions, Inc.*	5,792	8,456
MoneyGram International, Inc.*	5,068	59,853
NCI, Inc., Class A	990	13,811
Perficient, Inc.*	5,971	104,433
PFSweb, Inc.*	2,558	21,743
Planet Payment, Inc.*	7,367	30,057
PRGX Global, Inc.*	3,598	21,228
ServiceSource International, Inc.*	10,376	58,936
StarTek, Inc.*	1,800	15,210
Unisys Corp. (x)*	8,521	127,389

		943,099

Semiconductors & Semiconductor Equipment (3.4%)
Adesto Technologies Corp. (x)*	1,471	2,721
Alpha & Omega Semiconductor Ltd.*	3,069	65,278
Amtech Systems, Inc.*	1,794	7,625
Applied Micro Circuits Corp.*	120,722	995,956
Atomera, Inc.*	210	1,418
Axcelis Technologies, Inc.*	4,967	72,270
AXT, Inc.*	5,179	24,859
CEVA, Inc.*	34,350	1,152,442
Cohu, Inc.	4,434	61,633
CVD Equipment Corp. (x)*	895	7,769
CyberOptics Corp.*	1,177	30,720
DSP Group, Inc.*	3,621	47,254
Exar Corp.*	6,987	75,320
FormFactor, Inc.*	11,664	130,637
GigPeak, Inc.*	10,241	25,807

GSI Technology, Inc.*	2,042	$12,660
Impinj, Inc. (x)*	894	31,594
Intermolecular, Inc.*	4,623	4,383
inTEST Corp.*	1,125	5,175
IXYS Corp.	4,186	49,813
Kopin Corp.*	10,744	30,513
MaxLinear, Inc., Class A*	29,256	637,780
Nanometrics, Inc.*	4,039	101,217
NeoPhotonics Corp.*	5,210	56,320
NVE Corp.	807	57,644
PDF Solutions, Inc.*	4,588	103,459
Photronics, Inc.*	11,005	124,357
Pixelworks, Inc. (x)*	4,796	13,429
QuickLogic Corp. (x)*	11,783	16,378
Rudolph Technologies, Inc.*	5,088	118,805
Sevcon, Inc.*	340	2,900
Sigma Designs, Inc.*	6,083	36,498
Sunworks, Inc. (x)*	3,482	6,964
Ultra Clean Holdings, Inc.*	5,390	52,283
Ultratech, Inc.*	3,636	87,191
Xcerra Corp.*	8,943	68,325

		4,319,397

Software (2.4%)
8x8, Inc.*	46,675	667,452
A10 Networks, Inc.*	7,546	62,707
American Software, Inc., Class A	4,363	45,070
Asure Software, Inc.*	751	6,391
Aware, Inc.*	2,621	15,988
Blackline, Inc.*	12,059	333,190
BSQUARE Corp.*	2,028	11,864
Covisint Corp.*	6,999	13,298
Datawatch Corp.*	1,775	9,763
Digimarc Corp. (x)*	1,654	49,620
Digital Turbine, Inc. (x)*	11,333	7,650
EnerNOC, Inc.*	4,650	27,900
Everbridge, Inc. (x)*	1,472	27,158
Evolving Systems, Inc.	1,219	4,998
Exa Corp.*	2,327	35,743
FalconStor Software, Inc.*	5,979	2,690
Finjan Holdings, Inc.*	1,118	1,275
GlobalSCAPE, Inc.	2,274	9,255
Glu Mobile, Inc. (x)*	17,337	33,634
GSE Systems, Inc.*	2,666	9,331
Guidance Software, Inc.*	3,933	27,846
Jive Software, Inc.*	9,729	42,321
Majesco*	1,017	6,183
Materialise NV (ADR)*	58,169	446,156
Mind CTI Ltd.	2,850	6,954
Mitek Systems, Inc.*	4,957	30,486
MobileIron, Inc.*	8,087	30,326
Model N, Inc.*	3,747	33,161
NetSol Technologies, Inc.*	1,429	7,431
Park City Group, Inc.*	2,194	27,864
PROS Holdings, Inc.*	4,301	92,558
QAD, Inc., Class A	1,593	48,427
Rosetta Stone, Inc.*	3,421	30,481
Rubicon Project, Inc. (The)*	6,346	47,087
Sapiens International Corp. NV	4,142	59,396
SeaChange International, Inc.*	6,043	13,899
SITO Mobile Ltd. (x)*	2,464	9,092
Talend SA (ADR) (x)*	18,277	405,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tangoe, Inc.*	4,661	$36,729
Telenav, Inc.*	5,448	38,408
Top Image Systems Ltd.*	2,481	3,027
Upland Software, Inc.*	1,043	9,335
Varonis Systems, Inc.*	1,825	48,910
VirnetX Holding Corp. (x)*	8,422	18,528
Workiva, Inc.*	3,754	51,242
Zedge, Inc., Class B*	1,329	4,160
Zix Corp.*	8,988	44,401

		2,995,134

Technology Hardware, Storage & Peripherals (0.1%)
AstroNova, Inc.	933	13,295
Avid Technology, Inc.*	5,431	23,896
Concurrent Computer Corp.	1,547	8,276
CPI Card Group, Inc.	3,655	15,168
Imation Corp.*	6,379	5,231
Immersion Corp.*	4,883	51,907
Intevac, Inc.*	3,311	28,309
TransAct Technologies, Inc.	1,154	7,616
USA Technologies, Inc. (x)*	6,252	26,884
Xplore Technologies Corp.*	1,675	3,384

		183,966

Total Information Technology		18,965,618

Materials (4.2%)
Chemicals (1.6%)
AgroFresh Solutions, Inc. (x)*	3,909	10,359
American Vanguard Corp.	4,815	92,207
Chase Corp.	1,199	100,176
Codexis, Inc.*	5,877	27,034
Core Molding Technologies, Inc.*	1,241	21,234
Ferro Corp.*	77,273	1,107,322
Flotek Industries, Inc. (x)*	9,351	87,806
FutureFuel Corp.	4,178	58,074
Hawkins, Inc.	1,640	88,478
Intrepid Potash, Inc. (x)*	9,741	20,261
KMG Chemicals, Inc.	1,530	59,502
Koppers Holdings, Inc.*	3,451	139,075
LSB Industries, Inc. (x)*	3,634	30,598
Northern Technologies International Corp.*	626	8,608
OMNOVA Solutions, Inc.*	7,229	72,290
Senomyx, Inc. (x)*	7,883	7,568
TerraVia Holdings, Inc. (x)*	13,172	15,148
Trecora Resources*	3,355	46,467

		1,992,207

Construction Materials (0.9%)
U.S. Concrete, Inc. (x)*	16,320	1,068,960
United States Lime & Minerals, Inc.	323	24,467

		1,093,427

Containers & Packaging (0.1%)
AEP Industries, Inc.	684	79,412
Myers Industries, Inc.	3,676	52,567
UFP Technologies, Inc.*	1,062	27,028

		159,007

Metals & Mining (1.6%)
Ampco-Pittsburgh Corp.	1,488	$24,924
Friedman Industries, Inc.	1,140	7,592
Gold Resource Corp.	8,494	36,949
Handy & Harman Ltd.*	512	13,082
Haynes International, Inc.	2,091	89,892
Olympic Steel, Inc.	1,539	37,290
Pershing Gold Corp. (x)*	2,236	7,312
Ryerson Holding Corp.*	75,781	1,011,676
Schnitzer Steel Industries, Inc., Class A	4,448	114,314
SunCoke Energy, Inc.*	52,354	593,694
Synalloy Corp. (x)*	1,450	15,878
TimkenSteel Corp.*	6,699	103,701
Universal Stainless & Alloy Products, Inc. (x)*	1,193	16,117

		2,072,421

Paper & Forest Products (0.0%)
Rentech, Inc.*	4,063	10,076

Total Materials		5,327,138

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
American Farmland Co. (REIT) (x)	2,830	22,555
Armada Hoffler Properties, Inc. (REIT)	5,754	83,836
Ashford Hospitality Prime, Inc. (REIT)	4,036	55,091
Ashford Hospitality Trust, Inc. (REIT)	13,303	103,231
Bluerock Residential Growth REIT, Inc. (REIT)	3,142	43,108
BRT Realty Trust (REIT)*	1,483	12,146
CareTrust REIT, Inc. (REIT)	10,558	161,749
CatchMark Timber Trust, Inc. (REIT), Class A	6,657	74,958
Cedar Realty Trust, Inc. (REIT)	14,203	92,746
City Office REIT, Inc. (REIT)	3,676	48,413
Community Healthcare Trust, Inc. (REIT)	2,142	49,330
CorEnergy Infrastructure Trust, Inc. (REIT)	2,041	71,190
Farmland Partners, Inc. (REIT) (x)	2,081	23,224
First Potomac Realty Trust (REIT)	9,901	108,614
Getty Realty Corp. (REIT)	4,524	115,317
Gladstone Commercial Corp. (REIT)	3,834	77,063
Gladstone Land Corp. (REIT)	1,308	14,702
Global Medical REIT, Inc. (REIT)	2,351	20,971
Global Self Storage, Inc. (REIT)	1,309	6,244
Independence Realty Trust, Inc. (REIT)	9,449	84,285
Jernigan Capital, Inc. (REIT)	974	20,503
MedEquities Realty Trust, Inc. (REIT)	3,020	33,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Monmouth Real Estate Investment Corp. (REIT)	10,942	$166,756
NexPoint Residential Trust, Inc. (REIT)	3,071	68,606
One Liberty Properties, Inc. (REIT)	2,276	57,173
Preferred Apartment Communities, Inc. (REIT), Class A	3,813	56,852
RAIT Financial Trust (REIT)	15,911	53,461
Silver Bay Realty Trust Corp. (REIT)	5,727	98,161
Sotherly Hotels, Inc. (REIT)	2,323	15,773
UMH Properties, Inc. (REIT)	4,126	62,096
Universal Health Realty Income Trust (REIT)	1,994	130,786
Urstadt Biddle Properties, Inc. (REIT), Class A	4,385	105,722
Wheeler REIT, Inc. (REIT) (x)	11,841	20,130
Whitestone REIT (REIT)	4,498	64,681

		2,222,995

Real Estate Management & Development (0.3%)
Altisource Asset Management Corp.*	150	8,025
Altisource Portfolio Solutions SA (x)*	1,974	52,489
American Realty Investors, Inc.*	361	1,866
AV Homes, Inc.*	2,070	32,706
Consolidated-Tomoka Land Co.	712	38,035
Forestar Group, Inc.*	5,762	76,634
FRP Holdings, Inc.*	1,054	39,736
Griffin Industrial Realty, Inc.	154	4,886
InterGroup Corp. (The)*	131	3,537
JW Mays, Inc.*	71	3,188
Maui Land & Pineapple Co., Inc.*	1,230	8,918
Stratus Properties, Inc.*	1,026	33,602
Tejon Ranch Co.*	2,360	60,015
Transcontinental Realty Investors, Inc.*	229	2,704
Trinity Place Holdings, Inc.*	3,425	31,750

		398,091

Total Real Estate		2,621,086

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
Alaska Communications Systems Group, Inc.*	7,745	12,702
FairPoint Communications, Inc.*	3,626	67,806
General Communication, Inc., Class A*	4,546	88,420
Hawaiian Telcom Holdco, Inc.*	986	24,433
IDT Corp., Class B	2,958	54,841
Inteliquent, Inc.	5,511	126,312
Intelsat SA*	5,474	14,616
Lumos Networks Corp.*	3,204	50,046
magicJack VocalTec Ltd. (x)*	2,112	14,467
Ooma, Inc.*	1,620	14,580
ORBCOMM, Inc.*	10,958	90,623
pdvWireless, Inc. (x)*	1,653	37,275

Straight Path Communications, Inc., Class B (x)*	1,631	$55,307

		651,428

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	6,045	73,689
NII Holdings, Inc.*	8,880	19,092
Spok Holdings, Inc.	3,395	70,446

		163,227

Total Telecommunication Services		814,655

Utilities (0.8%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B*	2,256	12,972
Spark Energy, Inc., Class A (x)	850	25,755

		38,727

Gas Utilities (0.1%)
Delta Natural Gas Co., Inc.	1,137	33,348
Gas Natural, Inc.	1,856	23,293
RGC Resources, Inc.	777	19,557

		76,198

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	20,418	51,045
TerraForm Global, Inc., Class A*	15,486	61,170
Vivint Solar, Inc. (x)*	3,979	10,146

		122,361

Multi-Utilities (0.1%)
Unitil Corp.	2,368	107,365

Water Utilities (0.5%)
AquaVenture Holdings Ltd.*	997	24,456
Artesian Resources Corp., Class A	1,303	41,618
Cadiz, Inc. (x)*	2,921	36,513
Connecticut Water Service, Inc.	1,852	103,434
Consolidated Water Co. Ltd.	2,425	26,311
Global Water Resources, Inc. (x)	1,430	13,013
Middlesex Water Co.	2,716	116,625
Pure Cycle Corp.*	3,005	16,528
SJW Group	2,801	156,800
York Water Co. (The)	2,211	84,460

		619,758

Total Utilities		964,409

Total Common Stocks (98.1%) (Cost $113,052,603)		122,990,297

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Banks (0.0%)
First United Corp., expiring 12/30/16*†	1,031	—

Total Financials		—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
ClearSign Combustion Corp., expiring 1/13/17*	2,143	$—

Total Information Technology		—

Total Rights (0.0%) (Cost $—)		—

	Number of Warrants	Value (Note 1)
WARRANTS:
Industrials (0.0%)
Marine (0.0%)
Eagle Bulk Shipping, Inc., expiring 10/15/21* (Cost $—)	452	30

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	1,797,082	1,797,621

	Principal Amount	Value (Note 1)
Repurchase Agreements (9.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $1,020,001. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $500,039, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $510,000. (xx)	500,000	500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	2,000,000	2,000,000

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $500,053, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $510,002. (xx)	$500,000	$500,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,131,867, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,154,441. (xx)	1,131,804	1,131,804
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $500,026, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $510,006. (xx)	500,000	500,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $600,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $1,500,100, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $1,530,102. (xx)	1,500,000	1,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,020,057. (xx)	$1,000,000	$1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $250,013, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $255,000. (xx)	250,000	250,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $1,020,007. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		$11,581,804

Total Short-Term Investments (10.7%) (Cost $13,379,384)		13,379,425

Total Investments (108.8%) (Cost $126,431,987)		136,369,752
Other Assets Less Liabilities (-8.8%)		(10,977,562)

Net Assets (100%)		$125,392,190

*	Non-income producing.
†	Securities (totaling $16,093 or 0.0% of net assets) held at fair value by management.
@	Shares are less than 0.5.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $11,071,949. This was secured by cash collateral of $11,581,804 which was subsequently invested in joint repurchase agreements with a total value of $11,581,804, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements

Glossary:

ADR	— American Depositary Receipt

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	8	March-17	$544,957	$542,760	$(2,197)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)		Total
Assets:
Common Stocks
Consumer Discretionary	$16,755,696	$85,972		$135		$16,841,803
Consumer Staples	1,771,707	23,965		1,029		1,796,701
Energy	4,610,665	—		—		4,610,665
Financials	27,673,059	—		—		27,673,059
Health Care	26,949,133	—		—		26,949,133
Industrials	16,416,317	9,713		—	(d)	16,426,030
Information Technology	18,523,476	427,213		14,929		18,965,618
Materials	5,327,138	—		—		5,327,138
Real Estate	2,616,200	4,886		—		2,621,086
Telecommunication Services	814,655	—		—		814,655
Utilities	964,409	—		—		964,409
Rights
Financials	—	—		—	(d)	—	(d)
Information Technology	—	—	(d)	—		—	(d)
Short-Term Investments
Investment Companies	1,797,621	—		—		1,797,621
Repurchase Agreements	—	11,581,804		—		11,581,804
Warrants
Industrials	30	—		—		30

Total Assets	$124,220,106	$12,133,553		$16,093		$136,369,752

Liabilities:
Futures	$(2,197)	$—		$—		$(2,197)

Total Liabilities	$(2,197)	$—		$—		$(2,197)

Total	$124,217,909	$12,133,553		$16,093		$136,367,555

(a)	Securities with a market value of $57,478 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $15,394 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	A security with a market value of $1,029 transferred from Level 1 to Level 3 since the end of the year due to inactive trading.
(d)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,197	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$61,878

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$6,131

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $869,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities (affiliated 1%)*	$116,920,168
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities (affiliated 4%)*	$124,878,801

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,778,638
Aggregate gross unrealized depreciation	(13,483,790)

Net unrealized appreciation	$9,294,848

Federal income tax cost of investments	$127,074,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $114,850,183)	$124,787,948
Repurchase Agreements (Cost $11,581,804)	11,581,804
Cash	643,975
Cash held as collateral at broker	27,200
Receivable for securities sold	71,121
Dividends, interest and other receivables	69,141
Securities lending income receivable	25,916
Receivable from Separate Accounts for Trust shares sold	331
Other assets	362

Total assets	137,207,798

LIABILITIES
Payable for return of collateral on securities loaned	11,581,804
Payable for securities purchased	70,816
Investment management fees payable	63,314
Payable to Separate Accounts for Trust shares redeemed	24,496
Administrative fees payable	13,396
Due to broker for futures variation margin	2,277
Trustees’ fees payable	155
Distribution fees payable – Class IB	22
Accrued expenses	59,328

Total liabilities	11,815,608

NET ASSETS	$125,392,190

Net assets were comprised of:
Paid in capital	$120,398,647
Accumulated undistributed net investment income (loss)	16,933
Accumulated undistributed net realized gain (loss) on investments and futures	(4,958,958)
Net unrealized appreciation (depreciation) on investments and futures	9,935,568

Net assets	$125,392,190

Class IB
Net asset value, offering and redemption price per share, $102,549 / 10,346 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

Class K
Net asset value, offering and redemption price per share, $125,289,641 / 12,605,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

(x)	Includes value of securities on loan of $11,071,949.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $473 foreign withholding tax)	$771,818
Interest	1,791
Securities lending (net)	291,708
Other income	68,614

Total income	1,133,931

EXPENSES
Investment management fees	978,728
Administrative fees	144,403
Custodian fees	83,000
Professional fees	54,499
Printing and mailing expenses	7,983
Trustees’ fees	2,657
Distribution fees – Class IB	225
Miscellaneous	32,595

Gross expenses	1,304,090
Less: Waiver from investment manager	(155,806)

Net expenses	1,148,284

NET INVESTMENT INCOME (LOSS)	(14,353)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(2,259,362)
Net distributions of realized gain received from underlying funds	14
Futures	61,878

Net realized gain (loss)	(2,197,470)

Change in unrealized appreciation (depreciation) on:
Investments	14,807,582
Futures	6,131

Net change in unrealized appreciation (depreciation)	14,813,713

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,616,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,601,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(14,353)	$(368,001)
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	(2,197,470)	11,433,468
Net change in unrealized appreciation (depreciation) on investments and futures	14,813,713	(18,128,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,601,890	(7,063,473)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(104,103)	—

Distributions from net realized capital gains
Class IB	—	(11,012)
Class K	—	(14,402,234)

	—	(14,413,246)

Return of capital
Class K	(104,232)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(208,335)	(14,413,246)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 0 and 9,126 shares, respectively ]	—	100,000
Capital shares issued in reinvestment of distributions [ 0 and 1,220 shares, respectively ]	—	11,012
Capital shares repurchased [ 0 and (2,500) shares, respectively ]	—	(28,715)

Total Class IB transactions	—	82,297

Class K
Capital shares sold [ 451,784 and 605,485 shares, respectively ]	3,441,689	6,327,714
Capital shares issued in reinvestment of distributions [ 20,848 and 1,593,234 shares, respectively ]	208,335	14,402,234
Capital shares repurchased [ (1,410,437) and (391,824) shares, respectively ]	(12,194,579)	(4,258,771)

Total Class K transactions	(8,544,555)	16,471,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,544,555)	16,553,474

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,849,000	(4,923,245)
NET ASSETS:
Beginning of year	121,543,190	126,466,435

End of year (a)	$125,392,190	$121,543,190

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,933	$77,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.95	$10.96		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.04)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments and futures	0.98	(0.77)		0.74		0.80

Total from investment operations	0.96	(0.81)		0.73		0.76

Less distributions:
Distributions from net realized gains	—	(1.20)		—		—

Net asset value, end of period	$9.91	$8.95		$11.49		$10.76

Total return (b)	10.73%	(7.42)%		6.78%		7.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103	$93		$—		$27
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%	1.30%		1.30%		1.30%
Before waivers and reimbursements (a)(f)	1.38%	1.35%		1.33%		6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.26)%	(0.56	)%(l)	(0.41	)%(l)	(0.54	)%(l)
Before waivers and reimbursements (a)(f)	(0.40)%	(0.61	)%(l)	(0.44	)%(l)	(5.25	)%(l)
Portfolio turnover rate (z)^	103%	123%		123%		85%

	Year Ended December 31,		April 21, 2014* to December 31, 2014

Class K	2016	2015
Net asset value, beginning of period	$8.97	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	0.99	(0.57)	0.79

Total from investment operations	0.99	(0.60)	0.77

Less distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	—	(1.20)	—
Return of capital	(0.01)	—	—

Total dividends and distributions	(0.02)	(1.20)	—

Net asset value, end of period	$9.94	$8.97	$10.77

Total return (b)	11.00%	(5.60)%	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$125,290	$121,451	$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.13%	1.09%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.01)%	(0.29)%	(0.28	)%(l)
Before waivers and reimbursements (a)(f)	(0.15)%	(0.33)%	(0.37	)%(l)
Portfolio turnover rate (z)^	103%	123%	85%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 30, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	8.77%	2.29%
Portfolio – Class K Shares*	9.09	2.43
Russell 2000® Growth Index	11.32	7.09

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.77% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 11.32% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The health care sector was the largest positive contributor to relative performance, aided by both favorable stock selection and an underweight allocation.

•	The industrials sector outperformed, with stock selection and an overweight in the sector adding to relative gains.

•	Both stock selection and an overweight in the information technology sector were advantageous to performance.

What hurt performance during the year:

•	Stock selection and an overweight position in the consumer discretionary sector detracted from relative performance.

•	Positioning in the financials sector disappointed, as both stock selection and an underweight in the sector were detrimental.

•	Weak stock selection and an underweight in the materials sector contributed to relative losses

Portfolio Positioning and Outlook – Morgan Stanley Investment Management, Inc.

Our team focuses on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio as of year end, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the year, the Portfolio’s largest sector weights were in IT, consumer discretionary, industrials and health care, while maintaining no exposure to the materials, real estate, telecommunication services, or utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	27.7%
Consumer Discretionary	20.2
Health Care	19.8
Industrials	17.8
Repurchase Agreements	15.6
Financials	4.0
Real Estate	2.8
Materials	2.6
Consumer Staples	1.8
Investment Companies	0.8
Energy	0.7
Telecommunication Services	0.4
Utilities	0.4
Cash and Other	(14.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,086.47	$6.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.27	5.92
Class K
Actual	1,000.00	1,088.49	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.66

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.17% and 0.92%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.2%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	11,225	$216,643
Cooper-Standard Holdings, Inc.*	2,001	206,863
Dorman Products, Inc.*	3,870	282,742
Drew Industries, Inc.	3,479	374,862
Fox Factory Holding Corp.*	3,198	88,745
Gentherm, Inc.*	5,433	183,907
Horizon Global Corp.*	2,571	61,704
Metaldyne Performance Group, Inc.	1,384	31,763
Motorcar Parts of America, Inc.*	2,542	68,431
Standard Motor Products, Inc.	1,841	97,978
Stoneridge, Inc.*	3,897	68,938
Tenneco, Inc.*	8,190	511,628
Unique Fabricating, Inc.	863	12,600
Workhorse Group, Inc. (x)*	1,499	10,583

		2,217,387

Automobiles (0.0%)
Winnebago Industries, Inc.	3,871	122,517

Distributors (0.1%)
Core-Mark Holding Co., Inc.	6,751	290,766

Diversified Consumer Services (0.7%)
Bright Horizons Family Solutions, Inc.*	6,388	447,287
Capella Education Co.	1,530	134,334
Carriage Services, Inc.	1,975	56,564
Chegg, Inc.*	4,773	35,225
Collectors Universe, Inc.	1,194	25,349
Grand Canyon Education, Inc.*	6,594	385,419
Houghton Mifflin Harcourt Co.*	12,373	134,247
Liberty Tax, Inc.	963	12,904
LifeLock, Inc.*	12,593	301,225
Sotheby’s*	4,151	165,459
Strayer Education, Inc.*	703	56,683
Weight Watchers International, Inc. (x)*	3,877	44,392

		1,799,088

Hotels, Restaurants & Leisure (9.7%)
Biglari Holdings, Inc.*	12	5,678
BJ’s Restaurants, Inc.*	39,822	1,565,005
Bloomin’ Brands, Inc.	15,289	275,661
Bob Evans Farms, Inc.	2,866	152,500
Bojangles’, Inc.*	1,513	28,217
Boyd Gaming Corp.*	12,213	246,336
Buffalo Wild Wings, Inc.*	2,751	424,754
Carrols Restaurant Group, Inc.*	4,308	65,697
Century Casinos, Inc.*	1,206	9,925
Cheesecake Factory, Inc. (The)	6,551	392,274
Churchill Downs, Inc.	1,994	299,997
Chuy’s Holdings, Inc.*	2,366	76,777
ClubCorp Holdings, Inc.	9,718	139,453
Cracker Barrel Old Country Store, Inc. (x)	2,618	437,154
Dave & Buster’s Entertainment, Inc.*	5,556	312,803

Del Frisco’s Restaurant Group, Inc.*	300	$5,100
Denny’s Corp.*	8,244	105,771
DineEquity, Inc.	1,489	114,653
Eldorado Resorts, Inc.*	3,816	64,681
Empire Resorts, Inc.*	28	637
Fiesta Restaurant Group, Inc.*	142,939	4,266,728
Golden Entertainment, Inc.	340	4,117
Habit Restaurants, Inc. (The), Class A*	91,057	1,570,733
ILG, Inc.	1,558	28,309
Isle of Capri Casinos, Inc.*	3,597	88,810
Jack in the Box, Inc.	3,698	412,845
Jamba, Inc. (x)*	2,072	21,342
Kona Grill, Inc. (x)*	590	7,405
La Quinta Holdings, Inc.*	2,451	34,829
Lindblad Expeditions Holdings, Inc.*	1,997	18,872
Marriott Vacations Worldwide Corp.	196	16,631
Nathan’s Famous, Inc.*	432	28,037
Noodles & Co. (x)*	1,301	5,334
Papa John’s International, Inc.	4,013	343,433
Penn National Gaming, Inc.*	9,561	131,846
Pinnacle Entertainment, Inc.*	647	9,382
Planet Fitness, Inc., Class A	3,358	67,496
Popeyes Louisiana Kitchen, Inc.*	3,063	185,250
Potbelly Corp.*	3,368	43,447
Red Robin Gourmet Burgers, Inc.*	371	20,924
Red Rock Resorts, Inc., Class A	4,527	104,981
Ruth’s Hospitality Group, Inc.	4,606	84,290
Scientific Games Corp., Class A*	7,590	106,260
SeaWorld Entertainment, Inc.	9,730	184,189
Shake Shack, Inc., Class A (x)*	179,923	6,439,443
Sonic Corp.	6,638	175,973
Texas Roadhouse, Inc.	9,615	463,828
Wingstop, Inc. (x)	41,592	1,230,707
Zoe’s Kitchen, Inc. (x)*	156,947	3,765,158

		24,583,672

Household Durables (0.6%)
Bassett Furniture Industries, Inc.	840	25,536
Cavco Industries, Inc.*	1,233	123,115
Century Communities, Inc.*	225	4,725
Ethan Allen Interiors, Inc.	3,585	132,107
Helen of Troy Ltd.*	4,118	347,766
Hooker Furniture Corp.	139	5,275
Installed Building Products, Inc.*	2,918	120,513
iRobot Corp.*	3,896	227,722
KB Home	2,636	41,675
La-Z-Boy, Inc.	3,000	93,150
LGI Homes, Inc. (x)*	2,122	60,965
Libbey, Inc.	238	4,631
M.D.C. Holdings, Inc.	2,475	63,509
M/I Homes, Inc.*	677	17,047
Meritage Homes Corp.*	419	14,581
New Home Co., Inc. (The)*	257	3,009
Taylor Morrison Home Corp., Class A*	4,733	91,158
TopBuild Corp.*	761	27,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

TRI Pointe Group, Inc.*	1,478	$16,967
Universal Electronics, Inc.*	2,058	132,844
ZAGG, Inc.*	403	2,861

		1,556,248

Internet & Direct Marketing Retail (2.3%)
1-800-Flowers.com, Inc., Class A*	1,162	12,433
Blue Nile, Inc.	1,595	64,805
Duluth Holdings, Inc., Class B (x)*	1,372	34,849
Etsy, Inc.*	116,165	1,368,424
Gaia, Inc.*	808	6,989
HSN, Inc.	4,636	159,015
Liberty TripAdvisor Holdings, Inc., Class A*	10,789	162,374
MakeMyTrip Ltd. (x)*	43,462	964,856
Nutrisystem, Inc.	4,198	145,461
Overstock.com, Inc.*	2,122	37,135
PetMed Express, Inc. (x)	2,893	66,742
Shutterfly, Inc.*	29,956	1,503,191
Wayfair, Inc., Class A (x)*	41,154	1,442,448

		5,968,722

Leisure Products (0.2%)
Acushnet Holdings Corp.*	1,392	27,436
Arctic Cat, Inc.	834	12,527
Callaway Golf Co.	5,005	54,855
Malibu Boats, Inc., Class A*	2,815	53,710
Marine Products Corp.	845	11,720
MCBC Holdings, Inc.	1,207	17,598
Nautilus, Inc.*	4,595	85,008
Smith & Wesson Holding Corp. (x)*	8,100	170,748
Sturm Ruger & Co., Inc. (x)	2,714	143,028

		576,630

Media (0.6%)
AMC Entertainment Holdings, Inc., Class A	1,131	38,059
Central European Media Enterprises Ltd., Class A (x)*	10,624	27,091
Daily Journal Corp. (x)*	107	25,873
Entravision Communications Corp., Class A	9,436	66,052
Global Eagle Entertainment, Inc.*	469	3,030
Gray Television, Inc.*	5,872	63,711
Hemisphere Media Group, Inc.*	730	8,176
IMAX Corp.*	8,747	274,656
Liberty Media Corp-Liberty Braves, Class C*	306	6,301
Liberty Media Corp-Liberty Media, Class A*	559	17,525
Liberty Media Corp-Liberty Media, Class C*	1,163	36,436
Loral Space & Communications, Inc.*	1,856	76,189
MDC Partners, Inc., Class A	2,266	14,842
MSG Networks, Inc., Class A*	2,900	62,350
New Media Investment Group, Inc.	918	14,679

Nexstar Broadcasting Group, Inc., Class A (x)	4,432	$280,546
Radio One, Inc., Class D*	3,083	8,941
Reading International, Inc., Class A*	523	8,682
Sinclair Broadcast Group, Inc., Class A	9,707	323,727
tronc, Inc.	2,288	31,735
World Wrestling Entertainment, Inc., Class A (x)	5,268	96,931

		1,485,532

Multiline Retail (1.3%)
Big Lots, Inc.	6,495	326,114
Fred’s, Inc., Class A (x)	295	5,475
Ollie’s Bargain Outlet Holdings, Inc.*	105,041	2,988,417
Sears Holdings Corp. (x)*	328	3,047

		3,323,053

Specialty Retail (3.4%)
American Eagle Outfitters, Inc. (x)	21,841	331,328
Asbury Automotive Group, Inc.*	2,928	180,658
Ascena Retail Group, Inc.*	8,365	51,779
At Home Group, Inc.*	469	6,861
Buckle, Inc. (The) (x)	1,390	31,692
Build-A-Bear Workshop, Inc.*	175	2,406
Camping World Holdings, Inc., Class A	1,264	41,194
Cato Corp. (The), Class A	669	20,124
Chico’s FAS, Inc.	17,254	248,285
Children’s Place, Inc. (The)	2,744	277,007
Container Store Group, Inc. (The) (x)*	502	3,188
Destination XL Group, Inc.*	3,574	15,190
Finish Line, Inc. (The), Class A	1,840	34,610
Five Below, Inc.*	150,858	6,028,285
Francesca’s Holdings Corp.*	5,618	101,293
Genesco, Inc.*	353	21,921
GNC Holdings, Inc., Class A	10,148	112,034
Group 1 Automotive, Inc.	736	57,364
Hibbett Sports, Inc. (x)*	2,629	98,062
Kirkland’s, Inc.*	946	14,672
Lithia Motors, Inc., Class A	3,475	336,483
MarineMax, Inc.*	2,100	40,635
Monro Muffler Brake, Inc.	4,597	262,948
Party City Holdco, Inc. (x)*	1,701	24,154
Pier 1 Imports, Inc.	1,809	15,449
Select Comfort Corp.*	6,730	152,233
Sportsman’s Warehouse Holdings, Inc.*	3,498	32,846
Stein Mart, Inc.	4,393	24,074
Tailored Brands, Inc.	2,061	52,659
Tile Shop Holdings, Inc.*	4,720	92,276
Vitamin Shoppe, Inc.*	288	6,840
Winmark Corp.	347	43,774

		8,762,324

Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	3,850	224,455
Crocs, Inc.*	11,095	76,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Culp, Inc.	1,608	$59,737
Deckers Outdoor Corp.*	328	18,168
G-III Apparel Group Ltd.*	5,093	150,549
Oxford Industries, Inc.	2,210	132,887
Steven Madden Ltd.*	8,965	320,500
Superior Uniform Group, Inc.	1,176	23,073
Vera Bradley, Inc.*	2,029	23,780
Vince Holding Corp. (x)*	169	684
Wolverine World Wide, Inc.	2,193	48,136

		1,078,081

Total Consumer Discretionary		51,764,020

Consumer Staples (1.8%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A (x)*	1,292	219,447
Coca-Cola Bottling Co. Consolidated	685	122,512
Craft Brew Alliance, Inc.*	606	10,241
MGP Ingredients, Inc. (x)	1,836	91,763
National Beverage Corp. (x)	1,722	87,960
Primo Water Corp.*	3,015	37,024

		568,947

Food & Staples Retailing (0.2%)
Chefs’ Warehouse, Inc. (The)*	2,555	40,369
Performance Food Group Co.*	5,575	133,800
PriceSmart, Inc.	2,848	237,808
Smart & Final Stores, Inc. (x)*	2,324	32,768

		444,745

Food Products (0.8%)
AdvancePierre Foods Holdings, Inc.	2,004	59,679
Alico, Inc.	48	1,303
Amplify Snack Brands, Inc. (x)*	4,228	37,249
B&G Foods, Inc.	9,651	422,714
Calavo Growers, Inc.	2,275	139,685
Cal-Maine Foods, Inc. (x)	3,499	154,568
Darling Ingredients, Inc.*	6,468	83,502
Dean Foods Co.	6,785	147,777
Farmer Brothers Co.*	1,212	44,480
Fresh Del Monte Produce, Inc.	278	16,855
Freshpet, Inc. (x)*	3,079	31,252
Inventure Foods, Inc.*	2,896	28,526
J&J Snack Foods Corp.	2,220	296,215
John B. Sanfilippo & Son, Inc.	318	22,384
Lancaster Colony Corp.	2,767	391,226
Landec Corp.*	950	13,110
Lifeway Foods, Inc.*	670	7,712
Limoneira Co.	1,697	36,502
Omega Protein Corp.*	237	5,937
Tootsie Roll Industries, Inc. (x)	2,490	98,978

		2,039,654

Household Products (0.2%)
Central Garden & Pet Co.*	201	6,651
Central Garden & Pet Co., Class A*	711	21,970
HRG Group, Inc.*	17,373	270,324

Orchids Paper Products Co. (x)	1,312	$34,348
WD-40 Co.	2,060	240,814

		574,107

Personal Products (0.3%)
Avon Products, Inc.*	13,442	67,748
elf Beauty, Inc. (x)*	15,001	434,128
Inter Parfums, Inc.	1,102	36,091
Lifevantage Corp. (x)*	1,987	16,194
Medifast, Inc.	1,527	63,569
Natural Health Trends Corp.	1,131	28,105
Revlon, Inc., Class A*	514	14,983
Synutra International, Inc.*	793	4,243
USANA Health Sciences, Inc.*	1,548	94,738

		759,799

Tobacco (0.1%)
Turning Point Brands, Inc.*	447	5,476
Vector Group Ltd. (x)	5,953	135,371

		140,847

Total Consumer Staples		4,528,099

Energy (0.7%)
Energy Equipment & Services (0.3%)
PHI, Inc. (Non-Voting)*	98	1,766
RigNet, Inc.*	83	1,921
TETRA Technologies, Inc.*	8,718	43,764
U.S. Silica Holdings, Inc.	10,734	608,404

		655,855

Oil, Gas & Consumable Fuels (0.4%)
Abraxas Petroleum Corp.*	6,832	17,558
Callon Petroleum Co.*	21,303	327,427
Carrizo Oil & Gas, Inc.*	8,829	329,763
Evolution Petroleum Corp.	3,897	38,970
Isramco, Inc.*	132	16,408
Matador Resources Co.*	12,308	317,054
Panhandle Oil and Gas, Inc., Class A	1,229	28,943
Par Pacific Holdings, Inc.*	1,584	23,031
Renewable Energy Group, Inc.*	524	5,083
Sanchez Energy Corp. (x)*	2,692	24,309
Synergy Resources Corp. (x)*	3,367	30,000

		1,158,546

Total Energy		1,814,401

Financials (4.0%)
Banks (1.2%)
Allegiance Bancshares, Inc.*	187	6,760
Ameris Bancorp	3,651	159,184
Atlantic Capital Bancshares, Inc.*	393	7,467
Banc of California, Inc.	5,088	88,277
Bank of the Ozarks, Inc.	12,994	683,353
Bankwell Financial Group, Inc.	210	6,825
Blue Hills Bancorp, Inc.	311	5,831
BNC Bancorp	633	20,193
Capital Bank Financial Corp., Class A	1,478	58,012
Cardinal Financial Corp.	315	10,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Chemical Financial Corp.	3,105	$168,198
CoBiz Financial, Inc.	509	8,597
County Bancorp, Inc.	408	11,004
CU Bancorp*	277	9,917
Customers Bancorp, Inc.*	1,439	51,545
Eagle Bancorp, Inc.*	3,516	214,300
First Connecticut Bancorp, Inc.	360	8,154
First Financial Bankshares, Inc.	5,796	261,978
First Foundation, Inc.*	603	17,186
Franklin Financial Network, Inc.*	361	15,108
Heritage Commerce Corp.	434	6,263
Home BancShares, Inc.	17,815	494,722
Live Oak Bancshares, Inc.	2,774	51,319
National Bank Holdings Corp., Class A	3,522	112,317
Opus Bank	1,606	48,260
Pacific Premier Bancorp, Inc.*	1,332	47,086
Park Sterling Corp.	2,311	24,936
Pinnacle Financial Partners, Inc.	796	55,163
ServisFirst Bancshares, Inc.	6,724	251,747
Texas Capital Bancshares, Inc.*	489	38,338
Union Bankshares, Inc. (x)	483	21,952
Veritex Holdings, Inc.*	309	8,253

		2,972,574

Capital Markets (1.4%)
BGC Partners, Inc., Class A	32,082	328,198
Cohen & Steers, Inc.	3,124	104,966
Cowen Group, Inc., Class A (x)*	267	4,139
Diamond Hill Investment Group, Inc.	443	93,198
Evercore Partners, Inc., Class A	5,771	396,467
Fifth Street Asset Management, Inc.	804	5,387
Financial Engines, Inc.	7,982	293,339
GAIN Capital Holdings, Inc.	693	4,560
GAMCO Investors, Inc., Class A	138	4,263
Greenhill & Co., Inc.	2,975	82,408
Hennessy Advisors, Inc.	422	13,399
Houlihan Lokey, Inc.	2,002	62,302
Investment Technology Group, Inc.	675	13,325
Ladenburg Thalmann Financial Services, Inc.*	1,479	3,609
Medley Management, Inc., Class A	208	2,059
Moelis & Co., Class A	2,693	91,293
OM Asset Management plc	4,179	60,596
Pzena Investment Management, Inc., Class A	1,771	19,676
Silvercrest Asset Management Group, Inc., Class A	913	12,006
Virtu Financial, Inc., Class A	3,601	57,436
Waddell & Reed Financial, Inc., Class A	1,132	22,085
Westwood Holdings Group, Inc.	1,153	69,168
WisdomTree Investments, Inc. (x)	156,627	1,744,824

		3,488,703

Consumer Finance (0.6%)
FirstCash, Inc.	4,087	192,089
Green Dot Corp., Class A*	1,082	25,481

LendingClub Corp. (x)*	259,917	$1,364,564
Regional Management Corp.*	182	4,783

		1,586,917

Diversified Financial Services (0.0%)
PICO Holdings, Inc.*	484	7,333

Insurance (0.5%)
AMERISAFE, Inc.	2,072	129,189
Atlas Financial Holdings, Inc.*	752	13,574
Crawford & Co., Class B	1,668	20,950
eHealth, Inc.*	2,820	30,033
Maiden Holdings Ltd.	1,042	18,183
National General Holdings Corp.	4,118	102,909
Patriot National, Inc. (x)*	1,839	8,551
Primerica, Inc.	6,857	474,161
RLI Corp.	4,585	289,450
State National Cos., Inc.	473	6,556
Third Point Reinsurance Ltd.*	965	11,146
Trupanion, Inc. (x)*	2,159	33,508
United Insurance Holdings Corp.	1,830	27,706
Universal Insurance Holdings, Inc.	3,517	99,883
WMIH Corp.*	29,312	45,434

		1,311,233

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Orchid Island Capital, Inc. (REIT) (x)	563	6,097

Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc. (x)*	8,254	235,652
Essent Group Ltd.*	11,088	358,920
Hingham Institution for Savings	90	17,710
Home Bancorp, Inc.	164	6,332
LendingTree, Inc. (x)*	932	94,458
Meridian Bancorp, Inc.	1,238	23,398
Nationstar Mortgage Holdings, Inc. (x)*	2,305	41,628
Northfield Bancorp, Inc.	589	11,762

		789,860

Total Financials		10,162,717

Health Care (19.8%)
Biotechnology (4.6%)
Acceleron Pharma, Inc.*	3,990	101,825
Achillion Pharmaceuticals, Inc.*	17,630	72,812
Acorda Therapeutics, Inc.*	902	16,958
Adamas Pharmaceuticals, Inc. (x)*	1,171	19,790
Aduro Biotech, Inc. (x)*	5,076	57,866
Advaxis, Inc. (x)*	5,118	36,645
Aevi Genomic Medicine, Inc.*	3,252	16,845
Agenus, Inc. (x)*	9,126	37,599
Agios Pharmaceuticals, Inc. (x)*	7,097	296,158
Aimmune Therapeutics, Inc. (x)*	3,775	77,199
Akebia Therapeutics, Inc.*	1,470	15,303
Alder Biopharmaceuticals, Inc.*	6,818	141,814
Alnylam Pharmaceuticals, Inc. (x)*	5,575	208,728
AMAG Pharmaceuticals, Inc.*	1,544	53,731
Amicus Therapeutics, Inc.*	20,913	103,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Anavex Life Sciences Corp. (x)*	4,819	$19,083
Anthera Pharmaceuticals, Inc.*	5,930	3,849
Applied Genetic Technologies Corp.*	1,823	17,045
Aptevo Therapeutics, Inc.*	2,378	5,802
Ardelyx, Inc.*	553	7,853
Arena Pharmaceuticals, Inc.*	35,823	50,869
Argos Therapeutics, Inc. (x)*	1,454	7,125
ARIAD Pharmaceuticals, Inc.*	24,826	308,835
Array BioPharma, Inc.*	1,926	16,930
Arrowhead Pharmaceuticals, Inc. (x)*	8,130	12,602
Asterias Biotherapeutics, Inc. (x)*	3,115	14,329
Atara Biotherapeutics, Inc.*	191	2,712
Athersys, Inc. (x)*	10,239	15,666
Audentes Therapeutics, Inc.*	674	12,314
Avexis, Inc. (x)*	715	34,127
Axovant Sciences Ltd.*	3,510	43,594
Bellicum Pharmaceuticals, Inc. (x)*	33,538	456,787
BioCryst Pharmaceuticals, Inc. (x)*	8,580	54,311
BioSpecifics Technologies Corp.*	794	44,226
BioTime, Inc. (x)*	8,894	32,107
Bluebird Bio, Inc.*	2,095	129,262
Blueprint Medicines Corp.*	2,890	81,065
Cara Therapeutics, Inc. (x)*	371	3,447
Cellular Biomedicine Group, Inc. (x)*	1,211	15,864
ChemoCentryx, Inc.*	3,049	22,563
Cidara Therapeutics, Inc.*	70	728
Clovis Oncology, Inc. (x)*	4,673	207,575
Coherus Biosciences, Inc.*	4,273	120,285
Concert Pharmaceuticals, Inc.*	986	10,146
Curis, Inc.*	16,486	50,777
Cytokinetics, Inc.*	4,872	59,195
CytomX Therapeutics, Inc.*	2,890	31,761
CytRx Corp.*	8,434	3,139
Dimension Therapeutics, Inc.*	544	2,366
Dynavax Technologies Corp. (x)*	5,720	22,594
Eagle Pharmaceuticals, Inc. (x)*	1,341	106,395
Edge Therapeutics, Inc.*	1,075	13,438
Editas Medicine, Inc. (x)*	20,418	331,384
Eiger BioPharmaceuticals, Inc.*	456	5,312
Emergent BioSolutions, Inc.*	4,756	156,187
Epizyme, Inc.*	4,143	50,130
Exact Sciences Corp. (x)*	15,518	207,320
Exelixis, Inc.*	20,526	306,043
FibroGen, Inc.*	7,918	169,445
Five Prime Therapeutics, Inc.*	935	46,853
Flexion Therapeutics, Inc.*	3,413	64,915
Fortress Biotech, Inc. (x)*	4,640	12,528
Foundation Medicine, Inc.*	2,022	35,789
Galena Biopharma, Inc. (x)*	1,334	2,588
Genomic Health, Inc.*	2,787	81,910
Geron Corp. (x)*	22,536	46,650
Global Blood Therapeutics, Inc. (x)*	2,432	35,142
GlycoMimetics, Inc.*	1,403	8,558
Halozyme Therapeutics, Inc.*	16,015	158,228
Heron Therapeutics, Inc. (x)*	4,609	60,378

Idera Pharmaceuticals, Inc. (x)*	11,472	$17,208
Ignyta, Inc.*	3,442	18,243
Immune Design Corp.*	1,671	9,191
ImmunoGen, Inc. (x)*	11,990	24,460
Immunomedics, Inc. (x)*	11,957	43,882
Infinity Pharmaceuticals, Inc.*	7,711	10,410
Inotek Pharmaceuticals Corp. (x)*	2,265	13,817
Inovio Pharmaceuticals, Inc. (x)*	9,949	69,046
Insmed, Inc.*	9,028	119,440
Insys Therapeutics, Inc. (x)*	3,342	30,746
Intellia Therapeutics, Inc. (x)*	24,533	321,628
Intrexon Corp. (x)*	20,779	504,929
Invitae Corp.*	3,169	25,162
Ironwood Pharmaceuticals, Inc.*	18,909	289,119
Juno Therapeutics, Inc. (x)*	7,601	143,279
Kadmon Holdings, Inc. (x)*	953	5,099
Karyopharm Therapeutics, Inc.*	683	6,420
Keryx Biopharmaceuticals, Inc. (x)*	11,469	67,208
Kite Pharma, Inc. (x)*	5,829	261,372
La Jolla Pharmaceutical Co.*	2,236	39,197
Lexicon Pharmaceuticals, Inc. (x)*	6,158	85,165
Ligand Pharmaceuticals, Inc. (x)*	2,807	285,219
Lion Biotechnologies, Inc.*	7,810	54,280
Loxo Oncology, Inc. (x)*	1,954	62,753
MacroGenics, Inc.*	4,825	98,623
MannKind Corp. (x)*	46,408	29,548
MediciNova, Inc. (x)*	4,269	25,742
Merrimack Pharmaceuticals, Inc. (x)*	10,964	44,733
MiMedx Group, Inc. (x)*	14,947	132,430
Minerva Neurosciences, Inc. (x)*	2,340	27,495
Mirati Therapeutics, Inc.*	1,797	8,536
Momenta Pharmaceuticals, Inc.*	2,249	33,847
Myovant Sciences Ltd.*	1,241	15,438
Myriad Genetics, Inc.*	10,041	167,383
NantKwest, Inc. (x)*	209	1,195
Natera, Inc.*	3,751	43,924
NewLink Genetics Corp.*	2,360	24,261
Novavax, Inc. (x)*	40,249	50,714
OncoMed Pharmaceuticals, Inc. (x)*	3,118	24,040
Ophthotech Corp. (x)*	4,547	21,962
Organovo Holdings, Inc. (x)*	12,429	42,134
Osiris Therapeutics, Inc. (x)*	2,597	12,751
OvaScience, Inc.*	512	783
Pfenex, Inc.*	2,421	21,958
PharmAthene, Inc.*	8,454	27,476
Portola Pharmaceuticals, Inc.*	6,560	147,206
Progenics Pharmaceuticals, Inc.*	9,978	86,210
Protagonist Therapeutics, Inc. (x)*	890	19,571
Proteostasis Therapeutics, Inc. (x)*	889	10,899
Prothena Corp. plc*	5,191	255,345
Puma Biotechnology, Inc.*	4,106	126,054
Ra Pharmaceuticals, Inc.*	958	14,552
Radius Health, Inc.*	4,604	175,090
Regulus Therapeutics, Inc.*	5,522	12,425
Repligen Corp.*	5,114	157,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Rigel Pharmaceuticals, Inc.*	10,399	$24,750
Sage Therapeutics, Inc.*	4,420	225,685
Sangamo BioSciences, Inc.*	10,451	31,876
Sarepta Therapeutics, Inc.*	7,356	201,775
Selecta Biosciences, Inc.*	599	10,273
Seres Therapeutics, Inc. (x)*	2,580	25,542
Sorrento Therapeutics, Inc. (x)*	4,225	20,703
Spark Therapeutics, Inc.*	2,806	140,019
Spectrum Pharmaceuticals, Inc.*	2,676	11,855
Stemline Therapeutics, Inc.*	423	4,526
Syndax Pharmaceuticals, Inc.*	396	2,839
Synergy Pharmaceuticals, Inc.*	26,267	159,966
Synthetic Biologics, Inc. (x)*	10,781	8,222
Syros Pharmaceuticals, Inc.*	547	6,652
T2 Biosystems, Inc. (x)*	2,219	11,672
TESARO, Inc. (x)*	4,120	554,057
TG Therapeutics, Inc.*	5,552	25,817
Tokai Pharmaceuticals, Inc.*	1,403	1,372
Trevena, Inc.*	6,459	37,979
Trovagene, Inc.*	3,404	7,148
Ultragenyx Pharmaceutical, Inc.*	5,360	376,862
Vanda Pharmaceuticals, Inc.*	5,254	83,801
Versartis, Inc.*	281	4,187
Vital Therapies, Inc.*	3,502	15,234
Voyager Therapeutics, Inc.*	738	9,402
vTv Therapeutics, Inc., Class A*	1,725	8,332
XBiotech, Inc. (x)*	2,520	25,502
Xencor, Inc.*	4,906	129,126
ZIOPHARM Oncology, Inc. (x)*	17,840	95,444

		11,705,166

Health Care Equipment & Supplies (3.1%)
Abaxis, Inc.	3,191	168,389
Accuray, Inc. (x)*	11,511	52,951
Analogic Corp.	189	15,678
Anika Therapeutics, Inc.*	1,739	85,141
AtriCure, Inc.*	3,653	71,489
Atrion Corp.	197	99,918
Avinger, Inc.*	1,504	5,565
AxoGen, Inc.*	3,404	30,636
Cantel Medical Corp.	5,279	415,720
Cardiovascular Systems, Inc.*	4,755	115,119
Cerus Corp.*	12,636	54,967
ConforMIS, Inc.*	5,089	41,221
Corindus Vascular Robotics, Inc. (x)*	6,782	4,737
CryoLife, Inc.*	2,975	56,971
Cutera, Inc.*	2,113	36,661
Cynosure, Inc., Class A*	3,457	157,639
Endologix, Inc.*	12,116	69,304
Entellus Medical, Inc.*	1,040	19,729
GenMark Diagnostics, Inc.*	5,723	70,050
Glaukos Corp.*	2,413	82,766
Globus Medical, Inc., Class A*	10,376	257,429
ICU Medical, Inc.*	1,466	216,015
Inogen, Inc.*	2,393	160,738
Insulet Corp.*	8,575	323,106
Integra LifeSciences Holdings Corp.*	4,450	381,765
InVivo Therapeutics Holdings Corp. (x)*	4,443	18,661
iRadimed Corp. (x)*	684	7,592

iRhythm Technologies, Inc. (x)*	512	$15,360
IRIDEX Corp.*	1,081	15,199
K2M Group Holdings, Inc.*	1,139	22,826
LeMaitre Vascular, Inc.	1,943	49,236
Masimo Corp.*	6,033	406,623
Meridian Bioscience, Inc.	5,492	97,208
Merit Medical Systems, Inc.*	2,385	63,203
Natus Medical, Inc.*	4,842	168,502
Neogen Corp.*	5,419	357,654
Nevro Corp.*	3,557	258,452
Novocure Ltd. (x)*	7,291	57,234
NuVasive, Inc.*	7,300	491,727
NxStage Medical, Inc.*	9,462	247,999
OraSure Technologies, Inc.*	7,798	68,466
Orthofix International NV*	2,542	91,970
Oxford Immunotec Global plc*	3,702	55,345
Penumbra, Inc.*	26,060	1,662,627
Quidel Corp.*	3,623	77,605
Rockwell Medical, Inc. (x)*	6,751	44,219
Second Sight Medical Products, Inc.*	2,042	4,023
Senseonics Holdings, Inc. (x)*	3,820	10,199
Spectranetics Corp. (The)*	6,306	154,497
STAAR Surgical Co.*	5,867	63,657
Surmodics, Inc.*	1,865	47,371
Tactile Systems Technology, Inc.*	522	8,566
Tandem Diabetes Care, Inc.*	2,562	5,508
TransEnterix, Inc. (x)*	712	926
Utah Medical Products, Inc.	502	36,521
Vascular Solutions, Inc.*	2,482	139,240
Veracyte, Inc. (x)*	1,949	15,085
ViewRay, Inc.*	989	3,096
Zeltiq Aesthetics, Inc.*	5,160	224,563

		7,984,664

Health Care Providers & Services (3.3%)
AAC Holdings, Inc. (x)*	1,518	10,990
Aceto Corp.	3,843	84,431
Addus HomeCare Corp.*	109	3,820
Adeptus Health, Inc., Class A (x)*	2,031	15,517
Air Methods Corp.*	5,076	161,671
Almost Family, Inc.*	279	12,304
Amedisys, Inc.*	4,142	176,573
American Renal Associates Holdings, Inc.*	1,084	23,068
AMN Healthcare Services, Inc.*	6,998	269,073
BioScrip, Inc. (x)*	1,619	1,684
BioTelemetry, Inc.*	3,901	87,187
Capital Senior Living Corp.*	4,147	66,559
Chemed Corp.	2,368	379,851
Civitas Solutions, Inc.*	2,173	43,243
CorVel Corp.*	1,443	52,814
Cross Country Healthcare, Inc.*	4,629	72,259
Diplomat Pharmacy, Inc. (x)*	6,770	85,302
Ensign Group, Inc. (The)	6,929	153,893
Genesis Healthcare, Inc.*	2,709	11,513
HealthEquity, Inc.*	114,434	4,636,865
HealthSouth Corp.	13,153	542,429
Landauer, Inc.	1,383	66,522
LHC Group, Inc.*	123	5,621
Magellan Health, Inc.*	2,492	187,523
Molina Healthcare, Inc.*	4,255	230,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

National Research Corp., Class A	1,210	$22,990
National Research Corp., Class B	206	8,584
Nobilis Health Corp. (x)*	466	979
Owens & Minor, Inc.	1,077	38,007
Providence Service Corp. (The)*	1,916	72,904
Quorum Health Corp.*	4,240	30,825
RadNet, Inc.*	5,238	33,785
Select Medical Holdings Corp.*	1,162	15,397
Surgery Partners, Inc.*	1,570	24,885
Surgical Care Affiliates, Inc.*	3,979	184,108
Team Health Holdings, Inc.*	9,937	431,763
Teladoc, Inc. (x)*	2,937	48,461
U.S. Physical Therapy, Inc.	1,754	123,131

		8,417,407

Health Care Technology (6.4%)
athenahealth, Inc. (x)*	66,167	6,958,782
Castlight Health, Inc., Class B*	176,700	874,665
Computer Programs & Systems, Inc. (x)	1,688	39,837
Cotiviti Holdings, Inc. (x)*	92,595	3,185,268
HealthStream, Inc.*	3,758	94,138
HMS Holdings Corp.*	12,539	227,708
Medidata Solutions, Inc.*	8,131	403,867
NantHealth, Inc. (x)*	802	7,972
Omnicell, Inc.*	5,185	175,772
Quality Systems, Inc.*	7,458	98,073
Veeva Systems, Inc., Class A*	107,486	4,374,679
Vocera Communications, Inc.*	2,577	47,649

		16,488,410

Life Sciences Tools & Services (0.7%)
Accelerate Diagnostics, Inc. (x)*	3,126	64,865
Albany Molecular Research, Inc.*	1,796	33,693
Cambrex Corp.*	4,719	254,590
ChromaDex Corp.*	4,120	13,637
Enzo Biochem, Inc.*	5,418	37,601
Fluidigm Corp.*	4,318	31,435
INC Research Holdings, Inc., Class A*	6,127	322,280
Luminex Corp.*	2,429	49,139
Medpace Holdings, Inc.*	849	30,623
NanoString Technologies, Inc.*	2,119	47,254
NeoGenomics, Inc.*	7,776	66,640
Pacific Biosciences of California, Inc.*	11,803	44,851
PAREXEL International Corp.*	7,705	506,373
PRA Health Sciences, Inc.*	3,539	195,070

		1,698,051

Pharmaceuticals (1.7%)
AcelRx Pharmaceuticals, Inc. (x)*	4,963	12,904
Aclaris Therapeutics, Inc. (x)*	1,349	36,612
Aerie Pharmaceuticals, Inc.*	4,033	152,649
Agile Therapeutics, Inc.*	2,372	13,520
Amphastar Pharmaceuticals, Inc.*	5,148	94,826
Ampio Pharmaceuticals, Inc. (x)*	6,214	5,594
ANI Pharmaceuticals, Inc.*	1,185	71,835
Aratana Therapeutics, Inc.*	4,773	34,270
Axsome Therapeutics, Inc.*	1,455	9,821
Bio-Path Holdings, Inc.*	11,836	15,979
Catalent, Inc.*	14,722	396,906

Cempra, Inc. (x)*	6,560	$18,368
Clearside Biomedical, Inc.*	967	8,645
Collegium Pharmaceutical, Inc. (x)*	1,914	29,801
Corcept Therapeutics, Inc.*	10,802	78,423
Depomed, Inc.*	8,940	161,099
Dermira, Inc.*	3,611	109,522
Durect Corp.*	17,107	22,923
Egalet Corp. (x)*	888	6,793
Flex Pharma, Inc.*	1,323	6,985
Heska Corp.*	940	67,304
Horizon Pharma plc*	23,907	386,815
Impax Laboratories, Inc.*	10,878	144,134
Innoviva, Inc. (x)*	10,412	111,408
Intersect ENT, Inc.*	3,650	44,165
Intra-Cellular Therapies, Inc. (x)*	5,005	75,525
Lipocine, Inc. (x)*	2,324	8,552
Medicines Co. (The)*	9,109	309,159
MyoKardia, Inc.*	1,584	20,513
Nektar Therapeutics*	20,894	256,369
Neos Therapeutics, Inc. (x)*	1,756	10,273
Novan, Inc.*	557	15,050
Ocular Therapeutix, Inc. (x)*	3,201	26,792
Omeros Corp. (x)*	3,394	33,668
Pacira Pharmaceuticals, Inc.*	5,429	175,357
Paratek Pharmaceuticals, Inc.*	2,691	41,441
Phibro Animal Health Corp., Class A	2,572	75,360
Prestige Brands Holdings, Inc.*	7,765	404,558
Reata Pharmaceuticals, Inc., Class A*	792	17,289
Revance Therapeutics, Inc. (x)*	2,895	59,927
SciClone Pharmaceuticals, Inc.*	7,623	82,328
Sucampo Pharmaceuticals, Inc., Class A (x)*	3,557	48,197
Supernus Pharmaceuticals, Inc.*	6,814	172,054
Teligent, Inc. (x)*	6,384	42,198
TherapeuticsMD, Inc. (x)*	20,475	118,141
Theravance Biopharma, Inc.*	5,575	177,731
Titan Pharmaceuticals, Inc.*	2,550	10,200
WaVe Life Sciences Ltd.*	828	21,652

		4,243,635

Total Health Care		50,537,333

Industrials (17.8%)
Aerospace & Defense (2.8%)
Aerojet Rocketdyne Holdings, Inc.*	4,534	81,385
Aerovironment, Inc.*	457	12,261
Astronics Corp.*	3,007	101,757
BWX Technologies, Inc.	150,807	5,987,038
Curtiss-Wright Corp.	4,662	458,554
Mercury Systems, Inc.*	443	13,387
Moog, Inc., Class A*	439	28,834
National Presto Industries, Inc.	72	7,661
Sparton Corp.*	80	1,908
TASER International, Inc.*	7,744	187,715
Teledyne Technologies, Inc.*	1,405	172,815
Vectrus, Inc.*	324	7,727

		7,061,042

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	1,076	$17,173
Echo Global Logistics, Inc.*	3,674	92,034
Forward Air Corp.	4,345	205,865
Hub Group, Inc., Class A*	4,529	198,144
Radiant Logistics, Inc.*	3,244	12,652

		525,868

Airlines (0.3%)
Allegiant Travel Co.	1,916	318,822
Hawaiian Holdings, Inc.*	7,692	438,444

		757,266

Building Products (1.1%)
AAON, Inc.	5,888	194,598
Advanced Drainage Systems, Inc.	5,119	105,451
American Woodmark Corp.*	2,022	152,156
Apogee Enterprises, Inc.	4,135	221,471
Armstrong Flooring, Inc.*	255	5,077
Builders FirstSource, Inc.*	12,177	133,582
Caesarstone Ltd.*	3,457	99,043
Continental Building Products, Inc.*	5,117	118,203
Gibraltar Industries, Inc.*	2,961	123,326
Griffon Corp.	3,632	95,158
Insteel Industries, Inc.	2,620	93,377
Masonite International Corp.*	4,509	296,691
NCI Building Systems, Inc.*	3,938	61,630
Patrick Industries, Inc.*	2,124	162,061
PGT Innovations, Inc.*	6,850	78,433
Ply Gem Holdings, Inc.*	3,247	52,764
Quanex Building Products Corp.	473	9,602
Simpson Manufacturing Co., Inc.	6,025	263,594
Trex Co., Inc.*	4,376	281,814
Universal Forest Products, Inc.	2,556	261,172

		2,809,203

Commercial Services & Supplies (1.8%)
Advanced Disposal Services, Inc.*	1,749	38,863
Aqua Metals, Inc. (x)*	1,482	19,429
Brady Corp., Class A	5,108	191,805
Brink’s Co. (The)	6,622	273,158
Deluxe Corp.	7,114	509,433
G&K Services, Inc., Class A	2,157	208,043
Healthcare Services Group, Inc.	10,268	402,197
Heritage-Crystal Clean, Inc.*	943	14,805
Herman Miller, Inc.	8,777	300,173
HNI Corp.	6,657	372,258
InnerWorkings, Inc.*	5,129	50,521
Interface, Inc.	8,314	154,225
Kimball International, Inc., Class B	4,444	78,037
Knoll, Inc.	6,999	195,482
Matthews International Corp., Class A	4,735	363,885
Mobile Mini, Inc.	4,897	148,134
MSA Safety, Inc.	3,087	214,022
Multi-Color Corp.	1,983	153,881
Quad/Graphics, Inc.	2,191	58,894
SP Plus Corp.*	2,454	69,080
Steelcase, Inc., Class A	12,532	224,323

Team, Inc.*	3,917	$153,742
Tetra Tech, Inc.	1,332	57,476
U.S. Ecology, Inc.	3,225	158,509
UniFirst Corp.	190	27,294
Viad Corp.	1,685	74,309
West Corp.	980	24,265

		4,536,243

Construction & Engineering (0.6%)
Argan, Inc.	1,946	137,290
Comfort Systems USA, Inc.	5,416	180,353
Dycom Industries, Inc.*	4,499	361,225
EMCOR Group, Inc.	1,470	104,017
Granite Construction, Inc.	4,451	244,805
Great Lakes Dredge & Dock Corp.*	576	2,419
IES Holdings, Inc.*	1,013	19,399
MasTec, Inc.*	9,822	375,691
NV5 Global, Inc.*	859	28,691
Primoris Services Corp.	5,836	132,944
Tutor Perini Corp.*	828	23,184

		1,610,018

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	920	19,679
Atkore International Group, Inc.*	1,051	25,129
AZZ, Inc.	3,783	241,734
Energous Corp.*	2,096	35,318
EnerSys	1,829	142,845
Generac Holdings, Inc.*	9,499	386,989
General Cable Corp.	6,815	129,826
LSI Industries, Inc.	418	4,071
Plug Power, Inc. (x)*	16,257	19,508
Power Solutions International, Inc.*	687	5,153
Vicor Corp.*	2,372	35,817

		1,046,069

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	3,229	81,371

Machinery (5.4%)
Actuant Corp., Class A	4,092	106,187
Alamo Group, Inc.	306	23,287
Albany International Corp., Class A	573	26,530
Altra Industrial Motion Corp.	3,123	115,239
Astec Industries, Inc.	1,315	88,710
Blue Bird Corp.*	54	834
CLARCOR, Inc.	6,893	568,466
Douglas Dynamics, Inc.	2,726	91,730
Energy Recovery, Inc. (x)*	5,033	52,092
EnPro Industries, Inc.	3,180	214,205
Franklin Electric Co., Inc.	6,282	244,370
Global Brass & Copper Holdings, Inc.	2,908	99,744
Gorman-Rupp Co. (The)	2,189	67,750
Hillenbrand, Inc.	8,634	331,114
Hyster-Yale Materials Handling, Inc.	424	27,038
John Bean Technologies Corp.	4,267	366,749
Kadant, Inc.	248	15,178
Lindsay Corp.	1,384	103,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lydall, Inc.*	2,413	$149,244
Manitowoc Foodservice, Inc.*	220,069	4,253,933
Milacron Holdings Corp.*	1,787	33,292
Miller Industries, Inc.	167	4,417
Mueller Industries, Inc.	5,940	237,362
Mueller Water Products, Inc., Class A	23,053	306,835
Navistar International Corp.*	500	15,685
Omega Flex, Inc.	421	23,475
Proto Labs, Inc.*	3,652	187,530
RBC Bearings, Inc.*	3,320	308,129
Rexnord Corp.*	9,483	185,772
Standex International Corp.	1,421	124,835
Sun Hydraulics Corp.	3,020	120,709
Supreme Industries, Inc., Class A	1,064	16,705
Tennant Co.	2,395	170,524
Terex Corp.	125,201	3,947,588
Wabash National Corp.	2,532	40,056
Watts Water Technologies, Inc., Class A	3,791	247,173
Woodward, Inc.	7,674	529,890

		13,445,637

Marine (0.0%)
Matson, Inc.	2,823	99,906

Professional Services (4.5%)
Advisory Board Co. (The)*	108,216	3,598,182
Barrett Business Services, Inc.	1,013	64,933
CEB, Inc.	62,387	3,780,653
Exponent, Inc.	3,746	225,884
Franklin Covey Co.*	1,126	22,689
FTI Consulting, Inc.*	550	24,794
GP Strategies Corp.*	1,847	52,824
Hill International, Inc.*	1,857	8,078
Huron Consulting Group, Inc.*	443	22,438
Insperity, Inc.	2,292	162,617
Kforce, Inc.	3,568	82,421
Korn/Ferry International	4,908	144,442
Mistras Group, Inc.*	2,487	63,866
On Assignment, Inc.*	7,475	330,096
TriNet Group, Inc.*	6,315	161,790
TrueBlue, Inc.*	381	9,392
WageWorks, Inc.*	38,354	2,780,665

		11,535,764

Road & Rail (0.3%)
Heartland Express, Inc. (x)	6,850	139,466
Knight Transportation, Inc.	9,107	300,986
Swift Transportation Co. (x)*	10,952	266,791
Universal Logistics Holdings, Inc.	741	12,115
YRC Worldwide, Inc.*	907	12,045

		731,403

Trading Companies & Distributors (0.4%)
Applied Industrial Technologies, Inc.	2,304	136,858
Beacon Roofing Supply, Inc.*	8,825	406,567
BMC Stock Holdings, Inc.*	6,792	132,444
GMS, Inc.*	1,015	29,719
H&E Equipment Services, Inc.	4,602	106,997
Kaman Corp.	345	16,881
Lawson Products, Inc.*	787	18,731

Neff Corp., Class A*	705	$9,941
Real Industry, Inc.*	3,719	22,686
SiteOne Landscape Supply, Inc.*	1,678	58,277
Triton International Ltd.	1,079	17,048
Univar, Inc.*	6,342	179,922
Veritiv Corp.*	116	6,235

		1,142,306

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	1,703	25,460

Total Industrials		45,407,556

Information Technology (27.7%)
Communications Equipment (1.1%)
ADTRAN, Inc.	4,583	102,430
Aerohive Networks, Inc.*	3,775	21,518
CalAmp Corp.*	5,200	75,400
Ciena Corp.*	20,296	495,426
Clearfield, Inc.*	1,792	37,094
Extreme Networks, Inc.*	14,875	74,821
Infinera Corp.*	14,291	121,331
InterDigital, Inc.	5,094	465,337
Lumentum Holdings, Inc.*	7,527	290,919
NETGEAR, Inc.*	3,123	169,735
Oclaro, Inc.*	14,075	125,971
Plantronics, Inc.	4,938	270,405
ShoreTel, Inc.*	2,156	15,415
Silicom Ltd.	193	7,930
Sonus Networks, Inc.*	868	5,468
Ubiquiti Networks, Inc.*	3,785	218,773
ViaSat, Inc.*	6,480	429,106

		2,927,079

Electronic Equipment, Instruments & Components (1.7%)
Badger Meter, Inc.	4,092	151,199
Belden, Inc.	6,144	459,387
Cognex Corp.	11,428	727,050
Coherent, Inc.*	3,571	490,602
ePlus, Inc.*	660	76,032
Fabrinet*	5,083	204,845
FARO Technologies, Inc.*	16,949	610,164
II-VI, Inc.*	2,407	71,368
Itron, Inc.*	4,986	313,370
Littelfuse, Inc.	3,247	492,797
Mesa Laboratories, Inc.	448	54,992
Methode Electronics, Inc.	4,983	206,047
MTS Systems Corp.	2,232	126,554
Novanta, Inc.*	1,140	23,940
RadiSys Corp.*	4,766	21,113
Rogers Corp.*	922	70,819
Universal Display Corp.*	6,121	344,612

		4,444,891

Internet Software & Services (11.7%)
2U, Inc.*	5,341	161,031
Alarm.com Holdings, Inc.*	1,490	41,467
Amber Road, Inc.*	3,093	28,084
Angie’s List, Inc. (x)*	85,274	701,805
Appfolio, Inc., Class A*	1,057	25,209
Benefitfocus, Inc.*	38,388	1,140,124
Blucora, Inc.*	1,130	16,668
Box, Inc., Class A (x)*	7,039	97,561

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Brightcove, Inc.*	4,290	$34,535
Carbonite, Inc.*	2,686	44,050
Care.com, Inc.*	2,254	19,317
ChannelAdvisor Corp.*	3,087	44,298
Cimpress NV*	3,703	339,232
comScore, Inc.*	7,149	225,765
Cornerstone OnDemand, Inc.*	7,457	315,506
Coupa Software, Inc.*	49,141	1,229,016
Criteo SA (ADR) (x)*	90,836	3,731,543
DHI Group, Inc.*	7,161	44,756
EarthLink Holdings Corp.	15,361	86,636
Endurance International Group Holdings, Inc. (x)*	8,681	80,733
Envestnet, Inc.*	6,153	216,893
Five9, Inc.*	4,836	68,623
Gogo, Inc. (x)*	8,425	77,679
GrubHub, Inc.*	150,055	5,645,070
GTT Communications, Inc.*	3,822	109,883
Hortonworks, Inc. (x)*	5,784	48,065
Instructure, Inc.*	1,491	29,149
Intralinks Holdings, Inc.*	318	4,299
j2 Global, Inc.	6,868	561,802
Just Eat plc*	264,308	1,900,653
LivePerson, Inc.*	7,731	58,369
LogMeIn, Inc.	3,730	360,132
MeetMe, Inc.*	5,199	25,631
MINDBODY, Inc., Class A (x)*	2,062	43,921
New Relic, Inc.*	45,230	1,277,748
NIC, Inc.	9,290	222,031
Numerex Corp., Class A*	592	4,381
Q2 Holdings, Inc.*	3,731	107,639
Quotient Technology, Inc.*	9,311	100,093
Reis, Inc.	873	19,424
Shutterstock, Inc. (x)*	78,885	3,748,615
SPS Commerce, Inc.*	2,410	168,435
Stamps.com, Inc. (x)*	2,366	271,262
TechTarget, Inc.*	786	6,705
TrueCar, Inc.*	7,850	98,125
Web.com Group, Inc.*	6,201	131,151
WebMD Health Corp.*	5,469	271,098
Xactly Corp.*	3,297	36,267
XO Group, Inc.*	3,728	72,510
Yelp, Inc.*	33,345	1,271,445
Zillow Group, Inc., Class A (x)*	40,810	1,487,525
Zillow Group, Inc., Class C (x)*	82,089	2,993,785

		29,845,744

IT Services (1.6%)
Acxiom Corp.*	5,536	148,365
ALJ Regional Holdings, Inc.*	2,742	12,037
Blackhawk Network Holdings, Inc.*	8,123	306,034
Cardtronics plc, Class A*	6,632	361,908
Cass Information Systems, Inc.	1,020	75,041
Convergys Corp.	6,617	162,514
CSG Systems International, Inc.	4,700	227,480
Datalink Corp.*	231	2,601
EPAM Systems, Inc.*	7,108	457,115
EVERTEC, Inc.	7,550	134,013
ExlService Holdings, Inc.*	4,829	243,575
Forrester Research, Inc.	1,467	63,008
Hackett Group, Inc. (The)	3,339	58,967

Information Services Group, Inc.*	4,494	$16,358
Lionbridge Technologies, Inc.*	8,369	48,540
MAXIMUS, Inc.	9,418	525,430
Perficient, Inc.*	3,674	64,258
PFSweb, Inc.*	2,222	18,887
Planet Payment, Inc.*	6,160	25,133
Science Applications International Corp.	6,263	531,102
ServiceSource International, Inc.*	5,621	31,927
Syntel, Inc.	4,766	94,319
TeleTech Holdings, Inc.	2,411	73,536
Travelport Worldwide Ltd.	12,857	181,284
Unisys Corp. (x)*	4,987	74,556
Virtusa Corp.*	4,036	101,384

		4,039,372

Semiconductors & Semiconductor Equipment (2.7%)
Acacia Communications, Inc.*	757	46,745
Advanced Energy Industries, Inc.*	5,557	304,246
Advanced Micro Devices, Inc.*	52,842	599,228
Ambarella, Inc. (x)*	1,881	101,819
Amkor Technology, Inc.*	778	8,208
Applied Micro Circuits Corp.*	10,913	90,032
Cabot Microelectronics Corp.	466	29,437
Cavium, Inc.*	8,286	517,378
CEVA, Inc.*	2,847	95,517
Cirrus Logic, Inc.*	9,176	518,811
Entegris, Inc.*	12,907	231,035
Exar Corp.*	801	8,635
FormFactor, Inc.*	6,201	69,451
Impinj, Inc.*	499	17,635
Inphi Corp.*	5,859	261,429
Integrated Device Technology, Inc.*	19,772	465,828
Lattice Semiconductor Corp.*	17,354	127,725
MACOM Technology Solutions Holdings, Inc. (x)*	3,389	156,843
MaxLinear, Inc., Class A*	8,304	181,027
Microsemi Corp.*	16,664	899,355
MKS Instruments, Inc.	410	24,354
Monolithic Power Systems, Inc.	5,712	467,984
Nanometrics, Inc.*	2,734	68,514
NeoPhotonics Corp.*	704	7,610
NVE Corp.	339	24,215
PDF Solutions, Inc.*	3,598	81,135
Power Integrations, Inc.	4,086	277,235
Rambus, Inc.*	4,048	55,741
Semtech Corp.*	9,607	303,101
Silicon Laboratories, Inc.*	6,071	394,615
Synaptics, Inc.*	5,157	276,312
Tessera Holding Corp.	4,700	207,740
Ultratech, Inc.*	224	5,372

		6,924,312

Software (8.5%)
8x8, Inc.*	12,860	183,898
A10 Networks, Inc.*	6,306	52,403
ACI Worldwide, Inc.*	17,044	309,349
American Software, Inc., Class A	3,671	37,921
Aspen Technology, Inc.*	11,535	630,734
Barracuda Networks, Inc.*	3,175	68,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Blackbaud, Inc.	6,910	$442,240
Blackline, Inc.*	693	19,148
Bottomline Technologies de, Inc.*	5,162	129,153
BroadSoft, Inc.*	4,379	180,634
Callidus Software, Inc.*	8,951	150,377
CommVault Systems, Inc.*	5,754	295,756
Digimarc Corp. (x)*	1,328	39,840
Ebix, Inc. (x)	3,742	213,481
Ellie Mae, Inc.*	59,349	4,966,324
EnerNOC, Inc.*	3,151	18,906
Everbridge, Inc. (x)*	397	7,325
Exa Corp.*	1,958	30,075
Fair Isaac Corp.	4,563	544,001
Gigamon, Inc.*	4,831	220,052
Globant SA*	3,760	125,396
Guidance Software, Inc.*	3,180	22,514
Guidewire Software, Inc.*	84,466	4,166,708
HubSpot, Inc.*	30,245	1,421,515
Imperva, Inc.*	4,270	163,968
Jive Software, Inc.*	8,660	37,671
Majesco*	934	5,679
MicroStrategy, Inc., Class A*	738	145,681
Mitek Systems, Inc.*	4,299	26,439
MobileIron, Inc.*	6,330	23,738
Model N, Inc.*	3,288	29,099
Monotype Imaging Holdings, Inc.	5,890	116,917
Park City Group, Inc. (x)*	1,923	24,422
Paycom Software, Inc. (x)*	6,503	295,821
Paylocity Holding Corp.*	3,139	94,201
Pegasystems, Inc.	5,399	194,364
Progress Software Corp.	1,013	32,345
Proofpoint, Inc.*	6,039	426,655
PROS Holdings, Inc.*	3,763	80,980
Qualys, Inc.*	3,962	125,397
Rapid7, Inc.*	2,826	34,392
RealPage, Inc.*	7,941	238,230
RingCentral, Inc., Class A*	8,753	180,312
Rosetta Stone, Inc.*	2,051	18,274
Rubicon Project, Inc. (The)*	2,142	15,894
Sapiens International Corp. NV	3,533	50,663
SecureWorks Corp., Class A*	322	3,410
Silver Spring Networks, Inc.*	5,342	71,102
Synchronoss Technologies, Inc.*	6,160	235,928
Take-Two Interactive Software, Inc.*	39,731	1,958,341
TiVo Corp.*	5,273	110,206
Varonis Systems, Inc.*	1,633	43,764
VASCO Data Security International, Inc.*	3,960	54,054
VirnetX Holding Corp. (x)*	7,146	15,721
Workiva, Inc.*	3,153	43,038
Xero Ltd.*	48,837	593,724
Zendesk, Inc.*	95,944	2,034,013
Zix Corp.*	7,353	36,324

		21,836,557

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	15,920	211,577
Avid Technology, Inc.*	3,330	14,652
CPI Card Group, Inc.	817	3,391
Cray, Inc.*	5,873	121,571
Diebold Nixdorf, Inc.	3,380	85,007

Eastman Kodak Co.*	2,076	$32,178
Electronics for Imaging, Inc.*	6,979	306,098
Immersion Corp.*	1,354	14,393
Nimble Storage, Inc.*	9,735	77,101
Pure Storage, Inc., Class A (x)*	10,006	113,168
Stratasys Ltd.*	3,329	55,062
Super Micro Computer, Inc.*	1,207	33,856
USA Technologies, Inc. (x)*	4,609	19,819

		1,087,873

Total Information Technology		71,105,828

Materials (2.6%)
Chemicals (1.6%)
Balchem Corp.	4,617	387,459
Chase Corp.	1,048	87,560
Chemours Co. (The)	22,509	497,223
Chemtura Corp.*	4,745	157,534
Codexis, Inc.*	4,435	20,401
Ferro Corp.*	12,419	177,964
Flotek Industries, Inc. (x)*	8,043	75,524
GCP Applied Technologies, Inc.*	8,890	237,808
H.B. Fuller Co.	7,311	353,194
Hawkins, Inc.	262	14,135
Ingevity Corp.*	5,046	276,824
Innophos Holdings, Inc.	2,599	135,824
KMG Chemicals, Inc.	580	22,556
Koppers Holdings, Inc.*	2,357	94,987
Minerals Technologies, Inc.	2,746	212,129
OMNOVA Solutions, Inc.*	4,097	40,970
PolyOne Corp.	12,241	392,201
Quaker Chemical Corp.	1,424	182,187
Rayonier Advanced Materials, Inc.	3,747	57,929
Sensient Technologies Corp.	6,475	508,805
Stepan Co.	286	23,303
Trecora Resources*	2,310	31,994
Trinseo SA	4,032	239,098
Valhi, Inc.	1,313	4,543

		4,232,152

Construction Materials (0.3%)
Forterra, Inc.*	1,871	40,526
Headwaters, Inc.*	10,609	249,524
Summit Materials, Inc., Class A*	11,316	269,211
U.S. Concrete, Inc. (x)*	2,098	137,419
United States Lime & Minerals, Inc.	5	379

		697,059

Containers & Packaging (0.1%)
AEP Industries, Inc.	620	71,982
Multi Packaging Solutions International Ltd.*	3,050	43,493
Myers Industries, Inc.	3,138	44,873

		160,348

Metals & Mining (0.2%)
Century Aluminum Co.*	479	4,100
Coeur Mining, Inc.*	18,506	168,220
Gold Resource Corp.	5,687	24,738
Kaiser Aluminum Corp.	892	69,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Worthington Industries, Inc.	6,597	$312,962

		579,319

Paper & Forest Products (0.4%)
Boise Cascade Co.*	4,880	109,800
Clearwater Paper Corp.*	2,470	161,909
Deltic Timber Corp.	1,561	120,306
KapStone Paper and Packaging Corp.	818	18,037
Louisiana-Pacific Corp.*	19,826	375,306
Neenah Paper, Inc.	2,466	210,103
Schweitzer-Mauduit International, Inc.	854	38,883

		1,034,344

Total Materials		6,703,222

Real Estate (2.8%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Acadia Realty Trust (REIT)	2,502	81,765
Alexander’s, Inc. (REIT)	295	125,927
American Assets Trust, Inc. (REIT)	2,027	87,323
Armada Hoffler Properties, Inc. (REIT)	4,304	62,709
CareTrust REIT, Inc. (REIT)	8,702	133,315
Chesapeake Lodging Trust (REIT)	2,439	63,073
City Office REIT, Inc. (REIT)	2,536	33,399
CoreSite Realty Corp. (REIT)	4,909	389,627
DuPont Fabros Technology, Inc. (REIT)	10,968	481,824
EastGroup Properties, Inc. (REIT)	4,607	340,181
Education Realty Trust, Inc. (REIT)	1,257	53,171
FelCor Lodging Trust, Inc. (REIT)	18,143	145,325
First Industrial Realty Trust, Inc. (REIT)	3,868	108,497
Four Corners Property Trust, Inc. (REIT)	3,890	79,823
GEO Group, Inc. (The) (REIT)	2,468	88,675
Global Medical REIT, Inc. (REIT)	1,101	9,821
Gramercy Property Trust (REIT)	9,496	87,173
Hersha Hospitality Trust (REIT)	489	10,514
iStar, Inc. (REIT)*	10,068	124,541
LTC Properties, Inc. (REIT)	4,820	226,444
MedEquities Realty Trust, Inc. (REIT)	1,495	16,595
Medical Properties Trust, Inc. (REIT)	14,657	180,281
Monmouth Real Estate Investment Corp. (REIT)	1,546	23,561
National Health Investors, Inc. (REIT)	5,488	407,045
National Storage Affiliates Trust (REIT)	463	10,218
Pennsylvania REIT (REIT)	2,996	56,804
Physicians Realty Trust (REIT)	10,351	196,255
Potlatch Corp. (REIT)	6,000	249,900

PS Business Parks, Inc. (REIT)	2,920	$340,238
QTS Realty Trust, Inc. (REIT), Class A	6,862	340,698
Retail Opportunity Investments Corp. (REIT)	11,230	237,290
Rexford Industrial Realty, Inc. (REIT)	3,720	86,267
Ryman Hospitality Properties, Inc. (REIT)	6,416	404,272
Sabra Health Care REIT, Inc. (REIT)	1,648	40,244
Saul Centers, Inc. (REIT)	1,279	85,194
STAG Industrial, Inc. (REIT)	10,768	257,032
Terreno Realty Corp. (REIT)	1,577	44,929
UMH Properties, Inc. (REIT)	1,490	22,425
Universal Health Realty Income Trust (REIT)	1,705	111,831
Urban Edge Properties (REIT)	13,231	363,985
Urstadt Biddle Properties, Inc. (REIT), Class A	3,847	92,751
Washington Prime Group, Inc. (REIT)	6,075	63,241
Washington Real Estate Investment Trust (REIT)	3,817	124,778

		6,488,961

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	3,723	167,050
Altisource Portfolio Solutions SA (x)*	1,695	45,070
AV Homes, Inc.*	419	6,620
Consolidated-Tomoka Land Co.	511	27,298
Forestar Group, Inc.*	373	4,961
HFF, Inc., Class A	5,230	158,208
Kennedy-Wilson Holdings, Inc.	5,944	121,852
Marcus & Millichap, Inc.*	2,148	57,395
RMR Group, Inc. (The), Class A	994	39,263

		627,717

Total Real Estate		7,116,678

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
Cogent Communications Holdings, Inc.	6,074	251,159
Consolidated Communications Holdings, Inc.	5,016	134,680
FairPoint Communications, Inc.*	2,441	45,647
General Communication, Inc., Class A*	4,212	81,923
Globalstar, Inc. (x)*	33,651	53,169
IDT Corp., Class B	1,472	27,291
Inteliquent, Inc.	4,713	108,022
Lumos Networks Corp.*	253	3,952
ORBCOMM, Inc.*	8,567	70,849
Straight Path Communications, Inc., Class B (x)*	1,467	49,746
Vonage Holdings Corp.*	3,184	21,810
Windstream Holdings, Inc. (x)	1,639	12,014

		860,262

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	3,274	$39,910
Shenandoah Telecommunications Co.	6,753	184,357

		224,267

Total Telecommunication Services		1,084,529

Utilities (0.4%)
Electric Utilities (0.1%)
MGE Energy, Inc.	2,337	152,606
Spark Energy, Inc., Class A (x)	729	22,089

		174,695

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	253	16,938
New Jersey Resources Corp.	976	34,648
Southwest Gas Corp.	675	51,719
WGL Holdings, Inc.	357	27,232

		130,537

Independent Power and Renewable Electricity Producers (0.1%)
Ormat Technologies, Inc.	2,550	136,731
Pattern Energy Group, Inc.	7,799	148,103

		284,834

Water Utilities (0.1%)
American States Water Co.	3,598	163,924
California Water Service Group	4,144	140,482
Connecticut Water Service, Inc.	354	19,771
Global Water Resources, Inc. (x)	1,089	9,910
Middlesex Water Co.	1,953	83,862
York Water Co. (The)	1,622	61,960

		479,909

Total Utilities		1,069,975

Total Common Stocks (98.2%) (Cost $203,108,437)		251,294,358

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp.*†	22,179	18,464

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	899	405

Total Health Care		18,869

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	1,729	3,890

Total Telecommunication Services		3,890

Total Rights (0.0%) (Cost $—)		22,759

SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	1,958,449	$1,959,036

	Principal Amount	Value (Note 1)
Repurchase Agreements (15.6%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $600,046, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $612,000. (xx)	600,000	600,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $1,600,126, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $1,632,000. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $1,400,148, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $1,428,005. (xx)	1,400,000	1,400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,000,817, collateralized by various Common Stocks; total market value $7,780,885. (xx)	7,000,000	7,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,721,392, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,755,723. (xx)	1,721,297	1,721,297

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	$2,000,000	$2,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,900,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,938,982. (xx)	1,900,000	1,900,000
Macquarie Bank Ltd, 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,000,169, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,041,034. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $7,000,443, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $7,143,617. (xx)	7,000,000	7,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $525,029, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $535,530. (xx)	525,000	525,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $7,000,467, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $7,140,476. (xx)	7,000,000	7,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $550,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $561,000. (xx)	$550,000	$550,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,500,075, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,530,000. (xx)	1,500,000	1,500,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,600,130, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $2,652,019. (xx)	2,600,000	2,600,000

Total Repurchase Agreements		39,896,297

Total Short-Term Investments (16.4%) (Cost $41,855,333)		41,855,333

Total Investments (114.6%) (Cost $244,963,770)		293,172,450
Other Assets Less Liabilities (-14.6%)		(37,457,734)

Net Assets (100%)		$255,714,716

*	Non-income producing.
†	Securities (totaling $22,759 or 0.0% of net assets) held at fair value by management.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $38,610,416. This was secured by cash collateral of $39,896,297 which was subsequently invested in joint repurchase agreements with a total value of $39,896,297, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $1,405 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 1.125%, maturing 1/12/17 - 1/15/19.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	14	March-17	$953,457	$949,830	$(3,627)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)(b)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (c)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$51,758,342	$5,678	$—	$51,764,020
Consumer Staples	4,526,796	1,303	—	4,528,099
Energy	1,814,401	—	—	1,814,401
Financials	10,162,717	—	—	10,162,717
Health Care	50,537,333	—	—	50,537,333
Industrials	45,407,556	—	—	45,407,556
Information Technology	68,611,450	2,494,378	—	71,105,828
Materials	6,703,222	—	—	6,703,222
Real Estate	7,116,678	—	—	7,116,678
Telecommunication Services	1,084,529	—	—	1,084,529
Utilities	1,069,975	—	—	1,069,975
Rights
Health Care	—	—	18,869	18,869
Telecommunication Services	—	—	3,890	3,890
Short-Term Investments
Investment Companies	1,959,036	—	—	1,959,036
Repurchase Agreements	—	39,896,297	—	39,896,297

Total Assets	$250,752,035	$42,397,656	$22,759	$293,172,450

Liabilities:
Futures	$(3,627)	$—	$—	$(3,627)

Total Liabilities	$(3,627)	$—	$—	$(3,627)

Total	$250,748,408	$42,397,656	$22,759	$293,168,823

(a)	A security with a market value of $43,774 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $1,195 transferred from Level 3 to Level 1 at the end of the year due to active trading.
(c)	A security with a market value of $1,303 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(3,627	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$244,328

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$8,032

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,257,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$98,424,879
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$111,026,055

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$65,938,416
Aggregate gross unrealized depreciation	(17,862,652)

Net unrealized appreciation	$48,075,764

Federal income tax cost of investments	$245,096,686

For the year ended December 31, 2016, the Portfolio incurred approximately $847 as brokerage commissions with Bank of America Corp., $35 with Credit Suisse Group and $850 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $205,067,473)	$253,276,153
Repurchase Agreements (Cost $39,896,297)	39,896,297
Cash	2,534,527
Foreign cash (Cost $187)	185
Cash held as collateral at broker	53,600
Dividends, interest and other receivables	96,459
Securities lending income receivable	37,830
Other assets	794

Total assets	295,895,845

LIABILITIES
Payable for return of collateral on securities loaned	39,896,297
Investment management fees payable	153,202
Payable to Separate Accounts for Trust shares redeemed	55,848
Administrative fees payable	27,370
Due to broker for futures variation margin	4,492
Trustees’ fees payable	348
Distribution fees payable – Class IB	21
Accrued expenses	43,551

Total liabilities	40,181,129

NET ASSETS	$255,714,716

Net assets were comprised of:
Paid in capital	$211,259,664
Accumulated undistributed net investment income (loss)	226,068
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(3,973,419)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	48,202,403

Net assets	$255,714,716

Class IB
Net asset value, offering and redemption price per share, $100,246 / 10,291 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.74

Class K
Net asset value, offering and redemption price per share, $255,614,470 / 26,128,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.78

(x)	Includes value of securities on loan of $38,610,416.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $373 foreign withholding tax)	$1,630,440
Interest	6,293
Securities lending (net)	497,796
Other income	160,100

Total income	2,294,629

EXPENSES
Investment management fees	1,973,393
Administrative fees	309,387
Custodian fees	68,650
Professional fees	57,901
Printing and mailing expenses	16,617
Trustees’ fees	5,697
Distribution fees – Class IB	231
Miscellaneous	9,449

Gross expenses	2,441,325
Less: Waiver from investment manager	(140,011)

Net expenses	2,301,314

NET INVESTMENT INCOME (LOSS)	(6,685)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,177,916
Net distributions of realized gain received from underlying funds	30
Futures	244,328
Foreign currency transactions	4,658

Net realized gain (loss)	1,426,932

Change in unrealized appreciation (depreciation) on:
Investments	20,629,363
Futures	8,032
Foreign currency translations	(290)

Net change in unrealized appreciation (depreciation)	20,637,105

NET REALIZED AND UNREALIZED GAIN (LOSS)	22,064,037

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,057,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(6,685)	$(1,217,636)
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	1,426,932	9,046,316
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	20,637,105	(23,659,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,057,352	(15,831,040)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(5,145)	—
Distributions from net realized capital gains
Class IB	(2,060)	(3,139)
Class K	(5,259,528)	(8,622,347)

	(5,261,588)	(8,625,486)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,266,733)	(8,625,486)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 0 and 9,735 shares, respectively ]	—	100,000
Capital shares issued in reinvestment of distributions [ 208 and 348 shares, respectively ]	2,060	3,139
Capital shares repurchased [ 0 and (2,581) shares, respectively ]	—	(27,531)

Total Class IB transactions	2,060	75,608

Class K
Capital shares sold [ 891,836 and 222,965 shares, respectively ]	7,245,205	2,240,593
Capital shares issued in reinvestment of distributions [ 530,209 and 954,367 shares, respectively ]	5,264,673	8,622,347
Capital shares repurchased [ (2,958,168) and (675,655) shares, respectively ]	(26,935,229)	(6,880,573)

Total Class K transactions	(14,425,351)	3,982,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,423,291)	4,057,975

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,367,328	(20,398,551)
NET ASSETS:
Beginning of year	253,347,388	273,745,939

End of year (a)	$255,714,716	$253,347,388

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$226,068	$151,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$9.14	$10.27		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.05)		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.82	(0.76)		0.63		0.43

Total from investment operations	0.80	(0.81)		0.61		0.38

Less distributions:
Distributions from net realized gains	(0.20)	(0.32)		—		(0.32)

Net asset value, end of period	$9.74	$9.14		$10.67		$10.06

Total return (b)	8.77%	(7.82)%		6.06%		3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100	$92		$—		$26
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.18%	1.21%		1.23%		1.25%
Before waivers and reimbursements (a)(f)	1.24%	1.21%		1.23%		5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.25)%	(0.67	)%(l)	(0.69	)%(l)	(0.70	)%(l)
Before waivers and reimbursements (a)(f)	(0.31)%	(0.67	)%(l)	(0.69	)%(l)	(5.28	)%(l)
Portfolio turnover rate (z)^	41%	38%		38%		33%

	Year Ended December 31,		April 21, 2014* to December 31, 2014

Class K	2016	2015
Net asset value, beginning of period	$9.15	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.83	(0.56)	0.43

Total from investment operations	0.83	(0.61)	0.40

Less distributions:
Dividends from net investment income	— #	—	—
Distributions from net realized gains	(0.20)	(0.32)	(0.32)

Total dividends and distributions	(0.20)	(0.32)	(0.32)

Net asset value, end of period	$9.78	$9.15	$10.08

Total return (b)	9.09%	(5.98)%	4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$255,614	$253,255	$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.93%	0.96%	1.00%
Before waivers and reimbursements (a)(f)	0.99%	0.96%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	— %‡‡	(0.44)%	(0.44	)%(l)
Before waivers and reimbursements (a)(f)	(0.06)%	(0.45)%	(0.43	)%(l)
Portfolio turnover rate (z)^	41%	38%	33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 30, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	13.14%	12.33%	4.31%
Portfolio – Class IB Shares	13.16	12.33	4.18
Portfolio – Class K Shares*	13.43	12.62	12.61
S&P 500 Index	11.96	14.66	6.95
Volatility Managed Index – Large Cap Core	11.04	14.80	8.80
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.16% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core, returned 11.96% and 11.04%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the energy, consumer discretionary and materials sectors benefited relative performance.

•

Shares of Symantec, a California-based technology company, helped results. The company sold its storage software business in early 2016 to focus on its historic roots in security software. Investors responded positively to announced acquisitions of a cyber-defense technologies firm and a cybersecurity identity protection company. In addition, Symantec reported positive quarterly results in August and November.

•

Shares of Merck, a global research-driven pharmaceutical company with solid market positions in cardio, diabetes, vaccines and animal health, rose during the period. In June, Merck announced that its Keytruda oncology drug demonstrated higher rates of overall survival and longer progression-free periods than chemotherapy for certain lung cancer patients in clinical testing. Shares of Merck jumped further in early August after an unexpected announcement by Bristol-Myers Squibb (not a Portfolio holding) that Opdivo — a direct competitor to Keytruda — failed a clinical trial investigation for use as a first-line therapy.

•

Shares of White Mountains Insurance Group, a U.S.-based firm that invests capital primarily in companies associated with the insurance and reinsurance industry, contributed to the Portfolio’s results. The insurer’s stock price rallied in February due in part to solid quarterly results and the authorization of a significant stock buyback program near the end of February. The stock moved higher near the end of the year on prospects for higher U.S. interest rates, which would have a potentially positive impact on net investment income.

•

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of its non-U.S. dollar investments; the hedges had a positive impact on the Portfolio’s performance during the period.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

What hurt performance during the year:

•	Security selection in the utilities and consumer staples sectors detracted from relative performance.

•

Shares of Israel-based Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit (the deal was finally completed in August 2016). Downward pressure on the stock during the second half of the year came from heightened concerns around generic drug price deflation in the U.S., lowered 2016 fiscal year guidance issued in November, and the unexpected announcement that the head of Teva’s global generic medicine group would step down in early 2017, which raised investor concerns about the integration of Actavis.

•

Novartis is a Switzerland-based diversified health care company with solid market positions in biopharmaceuticals, especially oncology, generic pharmaceuticals and eye care. The stock price declined sharply in early 2016, driven by the January release of weak quarterly results, weak guidance for 2016 and a broad global equity market downturn. The stock regained some lost ground in the middle of the year, but came under renewed pressure in October. The company reported better-than-expected earnings but investors focused on the struggling eye care division, Alcon. Novartis is making substantial investments to turn around Alcon — leading to a substantial decline in Alcon’s profits — and the turnaround is taking longer than the company or investors had expected. In addition, Novartis stated that it expects the tough drug pricing environment in the U.S. to persist.

•

Eli Lilly, a U.S.-based pharmaceutical company, struggled in 2016, due in large part to its Alzheimer’s drug, solanezumab, which failed to significantly slow mental decline in people with mild Alzheimer’s in a late-stage clinical trial.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

At period-end, equities remained the core of the Portfolio. Sector weightings that rose included energy, materials and health care, while the weightings of consumer discretionary, information technology and financials were among those that declined during the year. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes. The financials sector has been a significant area of investment for the Portfolio. Throughout the year, the financials sector was volatile like the overall market but ended the year well, benefiting from improved economic growth and rising interest rates. Going forward, financial firms may also benefit from a reduction in regulation, and if this materializes, we believe the valuations of financials will likely continue to improve. Merger and acquisition activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted through the year; however, there were attractive merger arbitrage opportunities, in our view.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	16.8%
Information Technology	14.7
Health Care	12.4
Consumer Discretionary	9.7
Consumer Staples	9.5
Industrials	7.1
Energy	7.1
Materials	3.4
U.S. Treasury Obligations	2.6
U.S. Government Agency Securities	2.2
Real Estate	1.7
Utilities	1.6
Telecommunication Services	1.6
Investment Companies	1.1
Repurchase Agreements	0.7
Municipal Bonds	0.2
Cash and Other	7.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,090.22	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.75	5.44
Class IB
Actual	1,000.00	1,090.33	5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.75	5.44
Class K
Actual	1,000.00	1,091.33	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.18

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.2%)
Auto Components (0.3%)
BorgWarner, Inc.	2,683	$105,818
Delphi Automotive plc	3,514	236,668
Goodyear Tire & Rubber Co. (The)	50,459	1,557,669
International Automotive Components Group North, Class A*†	131,578	83,328

		1,983,483

Automobiles (0.9%)
Ford Motor Co.	50,892	617,320
General Motors Co.	138,701	4,832,342
Harley-Davidson, Inc.	2,278	132,899

		5,582,561

Distributors (0.0%)
Genuine Parts Co.	1,909	182,386
LKQ Corp.*	3,968	121,619

		304,005

Diversified Consumer Services (0.0%)
H&R Block, Inc.	2,909	66,878

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	5,448	283,623
Chipotle Mexican Grill, Inc. (x)*	388	146,400
Darden Restaurants, Inc.	1,581	114,970
Marriott International, Inc., Class A	4,174	345,106
McDonald’s Corp.	10,824	1,317,498
Royal Caribbean Cruises Ltd.	2,229	182,867
Starbucks Corp.	18,987	1,054,158
Wyndham Worldwide Corp.	1,370	104,627
Wynn Resorts Ltd. (x)	1,055	91,268
Yum! Brands, Inc.	4,526	286,632

		3,927,149

Household Durables (0.2%)
D.R. Horton, Inc.	4,309	117,765
Garmin Ltd. (x)	1,460	70,795
Harman International Industries, Inc.	896	99,599
Leggett & Platt, Inc.	1,708	83,487
Lennar Corp., Class A	2,565	110,115
Mohawk Industries, Inc.*	819	163,538
Newell Brands, Inc.	6,260	279,510
PulteGroup, Inc.	3,792	69,697
Whirlpool Corp.	966	175,590

		1,170,096

Internet & Direct Marketing Retail (0.9%)
Amazon.com, Inc.*	5,147	3,859,581
Expedia, Inc.	1,558	176,490
Netflix, Inc.*	5,599	693,156
Priceline Group, Inc. (The)*	644	944,143
TripAdvisor, Inc.*	1,437	66,634

		5,740,004

Leisure Products (0.0%)
Hasbro, Inc.	1,464	$113,885
Mattel, Inc.	4,519	124,498

		238,383

Media (3.7%)
CBS Corp. (Non-Voting), Class B	5,125	326,053
Charter Communications, Inc., Class A*	20,251	5,830,667
Comcast Corp., Class A	31,117	2,148,629
Discovery Communications, Inc., Class A (x)*	1,995	54,683
Discovery Communications, Inc., Class C*	2,933	78,546
DISH Network Corp., Class A*	57,516	3,331,902
Interpublic Group of Cos., Inc. (The)	5,073	118,759
News Corp., Class A	5,139	58,893
News Corp., Class B	1,628	19,210
Omnicom Group, Inc.	3,066	260,947
Scripps Networks Interactive, Inc., Class A	1,191	85,002
TEGNA, Inc.	2,667	57,047
Time Warner, Inc.	75,897	7,326,336
Tribune Co., Class 1C Litigation Interests*†	24,120	—
Twenty-First Century Fox, Inc., Class A	13,889	389,448
Twenty-First Century Fox, Inc., Class B	6,204	169,059
Viacom, Inc., Class B	4,597	161,355
Walt Disney Co. (The)	19,098	1,990,394

		22,406,930

Multiline Retail (0.2%)
Dollar General Corp.	3,315	245,542
Dollar Tree, Inc.*	3,038	234,473
Kohl’s Corp.	2,294	113,278
Macy’s, Inc.	4,093	146,570
Nordstrom, Inc. (x)	1,479	70,888
Target Corp.	7,321	528,796

		1,339,547

Specialty Retail (1.1%)
Advance Auto Parts, Inc.	977	165,230
AutoNation, Inc.*	891	43,347
AutoZone, Inc.*	376	296,961
Bed Bath & Beyond, Inc.	2,011	81,727
Best Buy Co., Inc.	3,586	153,015
CarMax, Inc. (x)*	2,509	161,555
Foot Locker, Inc.	1,807	128,098
Gap, Inc. (The)	2,853	64,021
Home Depot, Inc. (The)	15,890	2,130,531
L Brands, Inc.	3,094	203,709
Lowe’s Cos., Inc.	11,344	806,785
O’Reilly Automotive, Inc.*	1,227	341,609
Ross Stores, Inc.	5,212	341,907
Signet Jewelers Ltd. (x)	905	85,305
Staples, Inc.	8,134	73,613
Tiffany & Co. (x)	1,425	110,338
TJX Cos., Inc. (The)	8,507	639,131
Tractor Supply Co.	1,755	133,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ulta Salon Cosmetics & Fragrance, Inc.*	751	$191,460
Urban Outfitters, Inc.*	1,074	30,588

		6,181,977

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	3,690	129,224
Hanesbrands, Inc.	5,011	108,087
Michael Kors Holdings Ltd.*	2,188	94,040
NIKE, Inc., Class B	17,440	886,476
PVH Corp.	1,033	93,218
Ralph Lauren Corp.	727	65,663
Under Armour, Inc., Class A (x)*	2,326	67,570
Under Armour, Inc., Class C*	2,307	58,067
VF Corp.	4,292	228,978

		1,731,323

Total Consumer Discretionary		50,672,336

Consumer Staples (9.5%)
Beverages (1.2%)
Brown-Forman Corp., Class B	2,430	109,156
Coca-Cola Co. (The)	50,602	2,097,959
Constellation Brands, Inc., Class A	2,313	354,606
Dr Pepper Snapple Group, Inc.	2,382	215,976
Molson Coors Brewing Co., Class B	2,444	237,826
Monster Beverage Corp.*	5,233	232,031
PepsiCo, Inc.	42,435	4,439,973

		7,687,527

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	5,695	911,826
CVS Health Corp.	74,105	5,847,626
Kroger Co. (The)	160,582	5,541,685
Rite Aid Corp.*	181,997	1,499,655
Sysco Corp.	6,561	363,283
Walgreens Boots Alliance, Inc.	55,900	4,626,284
Wal-Mart Stores, Inc.	19,638	1,357,379
Whole Foods Market, Inc.	4,261	131,068

		20,278,806

Food Products (0.7%)
Archer-Daniels-Midland Co.	7,492	342,010
Campbell Soup Co.	2,589	156,557
Conagra Brands, Inc.	5,354	211,751
General Mills, Inc.	7,704	475,876
Hershey Co. (The)	1,790	185,140
Hormel Foods Corp.	3,581	124,655
JM Smucker Co. (The)	1,535	196,572
Kellogg Co.	3,345	246,560
Kraft Heinz Co. (The)	7,777	679,087
McCormick & Co., Inc. (Non-Voting)	1,467	136,915
Mead Johnson Nutrition Co.	2,447	173,150
Mondelez International, Inc., Class A	20,135	892,584
Tyson Foods, Inc., Class A	3,785	233,459

		4,054,316

Household Products (0.8%)
Church & Dwight Co., Inc.	3,396	150,069
Clorox Co. (The)	1,652	198,273
Colgate-Palmolive Co.	11,592	758,580

Energizer Holdings, Inc.	14,285	$637,254
Kimberly-Clark Corp.	4,668	532,712
Procter & Gamble Co. (The)	34,907	2,934,981

		5,211,869

Personal Products (0.1%)
Coty, Inc., Class A	6,281	115,005
Edgewell Personal Care Co.*	4,382	319,842
Estee Lauder Cos., Inc. (The), Class A	2,857	218,532

		653,379

Tobacco (3.4%)
Altria Group, Inc.	83,235	5,628,350
British American Tobacco plc	83,633	4,763,348
Imperial Brands plc	75,029	3,275,599
Philip Morris International, Inc.	33,144	3,032,345
Reynolds American, Inc.	72,118	4,041,493

		20,741,135

Total Consumer Staples		58,627,032

Energy (7.1%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	67,496	4,385,215
FMC Technologies, Inc.*	3,030	107,656
Halliburton Co.	11,265	609,324
Helmerich & Payne, Inc.	1,363	105,496
National Oilwell Varco, Inc.	4,893	183,194
Schlumberger Ltd.	18,199	1,527,806
Transocean Ltd. (x)*	4,672	68,865

		6,987,556

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	7,268	506,798
Apache Corp.	17,825	1,131,353
BP plc	312,180	1,960,587
Cabot Oil & Gas Corp.	6,129	143,173
Chesapeake Energy Corp. (x)*	8,694	61,032
Chevron Corp.	24,655	2,901,894
Cimarex Energy Co.	1,228	166,885
Concho Resources, Inc.*	1,894	251,144
ConocoPhillips	16,179	811,215
CONSOL Energy, Inc.	91,352	1,665,347
Devon Energy Corp.	6,840	312,383
EOG Resources, Inc.	7,520	760,272
EQT Corp.	2,292	149,897
Exxon Mobil Corp.	54,126	4,885,413
Hess Corp.	3,482	216,894
Kinder Morgan, Inc.	213,761	4,426,990
Marathon Oil Corp.	227,863	3,944,309
Marathon Petroleum Corp.	6,877	346,257
Murphy Oil Corp.	2,178	67,801
Newfield Exploration Co.*	2,591	104,936
Noble Energy, Inc.	5,688	216,485
Occidental Petroleum Corp.	9,975	710,519
ONEOK, Inc.	2,839	162,987
Phillips 66	5,796	500,832
Pioneer Natural Resources Co.	2,220	399,755
Range Resources Corp.	2,517	86,484
Royal Dutch Shell plc, Class A	200,464	5,505,291
Southwestern Energy Co.*	6,574	71,131
Spectra Energy Corp.	9,154	376,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tesoro Corp.	1,494	$130,650
Valero Energy Corp.	5,917	404,249
Warrior Met Coal LLC, Class A*†	877	298,180
Warrior Met Coal LLC, Class B*†	2,051	697,340
Williams Cos., Inc. (The)	71,988	2,241,706

		36,616,327

Total Energy		43,603,883

Financials (16.8%)
Banks (7.8%)
Bank of America Corp.	131,844	2,913,752
Barclays plc	716,937	1,974,299
BB&T Corp.	10,576	497,284
CIT Group, Inc.	68,760	2,934,677
Citigroup, Inc.	104,449	6,207,404
Citizens Financial Group, Inc.	140,707	5,013,390
Comerica, Inc.	2,256	153,656
FCB Financial Holdings, Inc., Class A*	39,554	1,886,726
Fifth Third Bancorp	9,879	266,437
Guaranty Bancorp	18,334	443,683
Huntington Bancshares, Inc.	14,400	190,368
JPMorgan Chase & Co.	101,233	8,735,396
KeyCorp	13,947	254,812
M&T Bank Corp.	1,997	312,391
People’s United Financial, Inc.	4,157	80,480
PNC Financial Services Group, Inc.‡	6,342	741,761
PNC Financial Services Group, Inc. (The)	69,122	8,084,509
Regions Financial Corp.	16,090	231,052
SunTrust Banks, Inc.	6,400	351,040
U.S. Bancorp	20,847	1,070,910
Wells Fargo & Co.	109,770	6,049,425
Zions Bancorp	2,669	114,874

		48,508,326

Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	700	101,710
Ameriprise Financial, Inc.	2,060	228,536
Bank of New York Mellon Corp. (The)	13,791	653,418
BlackRock, Inc.‡	1,584	602,775
Charles Schwab Corp. (The)	15,744	621,416
CME Group, Inc.	4,428	510,770
E*TRADE Financial Corp.*	3,700	128,205
Franklin Resources, Inc.	4,461	176,566
Goldman Sachs Group, Inc. (The)	4,823	1,154,867
Intercontinental Exchange, Inc.	7,771	438,440
Invesco Ltd.	5,410	164,139
Lehman Brothers Holdings, Inc. Claim Assignment*	10,579,142	343,822
Moody’s Corp.	2,163	203,906
Morgan Stanley	18,812	794,807
Nasdaq, Inc.	1,492	100,143
Northern Trust Corp.	2,814	250,587
S&P Global, Inc.	3,379	363,378
State Street Corp.	4,729	367,538
T. Rowe Price Group, Inc.	3,169	238,499

		7,443,522

Consumer Finance (1.0%)
Ally Financial, Inc.	67,136	$1,276,926
American Express Co.	10,033	743,245
Capital One Financial Corp.	38,049	3,319,394
Discover Financial Services	5,153	371,480
Navient Corp.	3,923	64,455
Synchrony Financial	10,243	371,514

		6,147,014

Diversified Financial Services (1.1%)
Berkshire Hathaway, Inc., Class B*	24,774	4,037,666
Leucadia National Corp.	4,375	101,719
Voya Financial, Inc.	70,840	2,778,345

		6,917,730

Insurance (5.7%)
Aflac, Inc.	5,283	367,697
Alleghany Corp.*	7,585	4,612,590
Allstate Corp. (The)	4,813	356,740
American International Group, Inc.	114,959	7,507,971
Aon plc	3,437	383,329
Arthur J. Gallagher & Co.	2,281	118,521
Assurant, Inc.	715	66,395
Chubb Ltd.	28,854	3,812,190
Cincinnati Financial Corp.	1,962	148,622
Hartford Financial Services Group, Inc. (The)	18,925	901,776
Lincoln National Corp.	3,016	199,870
Loews Corp.	3,612	169,150
Marsh & McLennan Cos., Inc.	6,729	454,813
MetLife, Inc.	86,229	4,646,881
Principal Financial Group, Inc.	3,489	201,874
Progressive Corp. (The)	7,493	266,002
Prudential Financial, Inc.	5,614	584,193
Torchmark Corp.	1,456	107,395
Travelers Cos., Inc. (The)	3,705	453,566
Unum Group	2,980	130,911
White Mountains Insurance Group Ltd.	5,975	4,995,398
Willis Towers Watson plc	1,667	203,841
XL Group Ltd.	120,680	4,496,537

		35,186,262

Total Financials		104,202,854

Health Care (11.8%)
Biotechnology (1.1%)
AbbVie, Inc.	21,203	1,327,732
Alexion Pharmaceuticals, Inc.*	2,904	355,304
Amgen, Inc.	9,705	1,418,967
Biogen, Inc.*	2,840	805,367
Celgene Corp.*	10,117	1,171,043
Gilead Sciences, Inc.	17,191	1,231,048
Regeneron Pharmaceuticals, Inc.*	985	361,584
Vertex Pharmaceuticals, Inc.*	3,237	238,470

		6,909,515

Health Care Equipment & Supplies (3.2%)
Abbott Laboratories	19,201	737,510
Baxter International, Inc.	6,355	281,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Becton Dickinson and Co.	2,772	$458,905
Boston Scientific Corp.*	17,792	384,841
C.R. Bard, Inc.	974	218,819
Cooper Cos., Inc. (The)	649	113,530
Danaher Corp.	7,947	618,594
DENTSPLY SIRONA, Inc.	2,981	172,093
Edwards Lifesciences Corp.*	2,790	261,423
Hologic, Inc.*	3,696	148,284
Intuitive Surgical, Inc.*	501	317,719
Medtronic plc	139,773	9,956,030
St. Jude Medical, Inc.	3,773	302,557
Stryker Corp.	44,698	5,355,267
Varian Medical Systems, Inc.*	1,181	106,030
Zimmer Biomet Holdings, Inc.	2,613	269,662

		19,703,045

Health Care Providers & Services (1.3%)
Aetna, Inc.	4,592	569,454
AmerisourceBergen Corp.	2,181	170,532
Anthem, Inc.	3,438	494,281
Cardinal Health, Inc.	4,126	296,948
Centene Corp.*	2,263	127,882
Cigna Corp.	13,260	1,768,751
DaVita, Inc.*	2,062	132,380
Envision Healthcare Corp.*	1,561	98,796
Express Scripts Holding Co.*	8,044	553,347
HCA Holdings, Inc.*	3,797	281,054
Henry Schein, Inc.*	1,040	157,778
Humana, Inc.	1,941	396,022
Laboratory Corp. of America Holdings*	1,360	174,597
McKesson Corp.	2,950	414,328
Patterson Cos., Inc. (x)	1,121	45,995
Quest Diagnostics, Inc.	1,795	164,961
UnitedHealth Group, Inc.	12,426	1,988,657
Universal Health Services, Inc., Class B	1,162	123,614

		7,959,377

Health Care Technology (0.0%)
Cerner Corp.*	3,991	189,054

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	4,183	190,577
Illumina, Inc.*	1,894	242,508
Mettler-Toledo International, Inc.*	337	141,055
PerkinElmer, Inc.	1,405	73,271
Thermo Fisher Scientific, Inc.	5,157	727,653
Waters Corp.*	1,049	140,975

		1,516,039

Pharmaceuticals (6.0%)
Allergan plc*	4,893	1,027,579
Bristol-Myers Squibb Co.	21,805	1,274,284
Eli Lilly & Co.	105,683	7,772,985
Endo International plc*	2,572	42,361
Johnson & Johnson	35,497	4,089,609
Mallinckrodt plc*	1,393	69,399
Merck & Co., Inc.	183,263	10,788,692
Mylan NV*	5,927	226,115
Novartis AG (ADR)	70,789	5,156,271
Perrigo Co. plc	1,901	158,220

Pfizer, Inc.	79,183	$2,571,864
Teva Pharmaceutical Industries Ltd. (ADR)	87,517	3,172,491
Zoetis, Inc.	6,441	344,787

		36,694,657

Total Health Care		72,971,687

Industrials (7.1%)
Aerospace & Defense (1.3%)
Arconic, Inc.	5,818	107,866
B/E Aerospace, Inc.	28,656	1,724,805
Boeing Co. (The)	7,481	1,164,642
General Dynamics Corp.	3,735	644,885
KLX, Inc.*	16,096	726,091
L-3 Communications Holdings, Inc.	1,013	154,087
Lockheed Martin Corp.	3,285	821,053
Northrop Grumman Corp.	2,298	534,469
Raytheon Co.	3,826	543,292
Rockwell Collins, Inc.	1,683	156,115
Textron, Inc.	3,515	170,688
TransDigm Group, Inc.	667	166,056
United Technologies Corp.	9,977	1,093,679

		8,007,728

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	1,883	137,949
Expeditors International of Washington, Inc.	2,321	122,920
FedEx Corp.	3,186	593,233
United Parcel Service, Inc., Class B	8,979	1,029,353

		1,883,455

Airlines (0.3%)
Alaska Air Group, Inc.	1,607	142,589
American Airlines Group, Inc.	6,764	315,811
Delta Air Lines, Inc.	9,610	472,716
Southwest Airlines Co.	8,031	400,265
United Continental Holdings, Inc.*	3,769	274,685

		1,606,066

Building Products (0.1%)
Allegion plc	1,213	77,632
Fortune Brands Home & Security, Inc.	1,985	106,118
Johnson Controls International plc	12,231	503,795
Masco Corp.	4,314	136,409

		823,954

Commercial Services & Supplies (0.1%)
Cintas Corp.	1,151	133,010
Pitney Bowes, Inc.	2,233	33,919
Republic Services, Inc.	2,942	167,841
Stericycle, Inc.*	1,115	85,900
Waste Management, Inc.	5,258	372,844

		793,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Construction & Engineering (0.0%)
Fluor Corp.	1,821	$95,639
Jacobs Engineering Group, Inc.*	1,619	92,283
Quanta Services, Inc.*	1,957	68,201

		256,123

Electrical Equipment (0.7%)
Acuity Brands, Inc.	582	134,361
AMETEK, Inc.	3,098	150,563
Eaton Corp. plc	5,893	395,361
Emerson Electric Co.	8,379	467,129
Rockwell Automation, Inc.	1,673	224,851
Sensata Technologies Holding NV*	80,323	3,128,581

		4,500,846

Industrial Conglomerates (1.0%)
3M Co.	7,844	1,400,703
General Electric Co.	115,407	3,646,861
Honeywell International, Inc.	9,942	1,151,781
Roper Technologies, Inc.	1,303	238,553

		6,437,898

Machinery (1.8%)
Caterpillar, Inc.	52,201	4,841,120
CNH Industrial NV	194,168	1,689,291
Cummins, Inc.	2,040	278,807
Deere & Co.	3,771	388,564
Dover Corp.	2,060	154,356
Federal Signal Corp.	70,364	1,098,382
Flowserve Corp. (x)	1,634	78,514
Fortive Corp.	3,966	212,697
Illinois Tool Works, Inc.	4,124	505,025
Ingersoll-Rand plc	3,409	255,811
PACCAR, Inc.	4,537	289,914
Parker-Hannifin Corp.	1,734	242,760
Pentair plc	2,220	124,475
Snap-on, Inc.	762	130,508
Stanley Black & Decker, Inc.	1,993	228,577
Xylem, Inc.	2,317	114,738

		10,633,539

Marine (0.5%)
AP Moller – Maersk A/S, Class B	1,905	3,039,908

Professional Services (0.5%)
Dun & Bradstreet Corp. (The)	491	59,568
Equifax, Inc.	1,580	186,803
Nielsen Holdings plc	4,476	187,768
RELX plc	131,419	2,346,813
Robert Half International, Inc.	1,603	78,194
Verisk Analytics, Inc.*	1,995	161,934

		3,021,080

Road & Rail (0.4%)
CSX Corp.	12,221	439,101
JB Hunt Transport Services, Inc.	1,170	113,572
Kansas City Southern	1,434	121,675
Norfolk Southern Corp.	3,804	411,098
Ryder System, Inc.	688	51,215
Union Pacific Corp.	10,752	1,114,767

		2,251,428

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,744	$175,892
United Rentals, Inc.*	1,101	116,244
WW Grainger, Inc. (x)	710	164,898

		457,034

Total Industrials		43,712,573

Information Technology (14.1%)
Communications Equipment (1.6%)
Cisco Systems, Inc.	228,814	6,914,759
F5 Networks, Inc.*	835	120,841
Harris Corp.	1,640	168,051
Juniper Networks, Inc.	5,099	144,098
Motorola Solutions, Inc.	2,161	179,125
Nokia OYJ	274,476	1,325,598
Nokia OYJ (ADR)	213,205	1,025,516

		9,877,988

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	4,041	271,555
Corning, Inc.	12,357	299,904
FLIR Systems, Inc.	1,872	67,748
TE Connectivity Ltd.	4,640	321,459

		960,666

Internet Software & Services (1.7%)
Akamai Technologies, Inc.*	2,214	147,630
Alphabet, Inc., Class A*	3,863	3,061,233
Alphabet, Inc., Class C*	3,873	2,989,259
eBay, Inc.*	13,581	403,220
Facebook, Inc., Class A*	30,546	3,514,317
VeriSign, Inc. (x)*	1,194	90,828
Yahoo!, Inc.*	11,465	443,352

		10,649,839

IT Services (1.9%)
Accenture plc, Class A	8,088	947,347
Alliance Data Systems Corp.	765	174,803
Automatic Data Processing, Inc.	5,877	604,038
Cognizant Technology Solutions Corp., Class A*	53,115	2,976,034
CSRA, Inc.	2,029	64,603
Fidelity National Information Services, Inc.	4,261	322,302
Fiserv, Inc.*	2,829	300,666
Global Payments, Inc.	1,964	136,321
International Business Machines Corp.	11,287	1,873,529
Mastercard, Inc., Class A	12,422	1,282,572
Paychex, Inc.	4,254	258,984
PayPal Holdings, Inc.*	14,635	577,643
Teradata Corp. (x)*	1,790	48,634
Total System Services, Inc.	2,192	107,474
Visa, Inc., Class A	24,370	1,901,347
Western Union Co. (The)	6,340	137,705
Xerox Corp.	11,337	98,972

		11,812,974

Semiconductors & Semiconductor Equipment (1.4%)
Analog Devices, Inc.	3,975	288,665
Applied Materials, Inc.	14,145	456,459
Broadcom Ltd.	5,192	917,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

First Solar, Inc. (x)*	893	$28,656
Intel Corp.	61,840	2,242,937
KLA-Tencor Corp.	2,002	157,517
Lam Research Corp.	2,119	224,042
Linear Technology Corp.	3,174	197,899
Microchip Technology, Inc. (x)	2,833	181,737
Micron Technology, Inc.*	13,764	301,707
NVIDIA Corp.	7,041	751,556
Qorvo, Inc.*	1,683	88,745
QUALCOMM, Inc.	19,281	1,257,121
Skyworks Solutions, Inc.	2,380	177,691
Texas Instruments, Inc.	13,064	953,280
Xilinx, Inc.	3,306	199,583

		8,425,385

Software (4.7%)
Activision Blizzard, Inc.	8,876	320,512
Adobe Systems, Inc.*	6,493	668,454
Autodesk, Inc.*	2,601	192,500
CA, Inc.	113,549	3,607,452
Citrix Systems, Inc.*	2,059	183,889
Dell Technologies, Inc., Class V*	14,073	773,593
Electronic Arts, Inc.*	3,908	307,794
Intuit, Inc.	3,184	364,918
Microsoft Corp.	235,987	14,664,232
Oracle Corp.	39,103	1,503,510
Red Hat, Inc.*	2,311	161,077
salesforce.com, Inc.*	8,328	570,135
Symantec Corp.	247,121	5,903,721

		29,221,787

Technology Hardware, Storage & Peripherals (2.6%)
Apple, Inc.	69,527	8,052,616
Hewlett Packard Enterprise Co.	118,736	2,747,551
HP, Inc.	22,219	329,730
NetApp, Inc.	3,585	126,443
Samsung Electronics Co. Ltd.	3,028	4,517,682
Seagate Technology plc	3,775	144,092
Western Digital Corp.	3,728	253,318

		16,171,432

Total Information Technology		87,120,071

Materials (3.4%)
Chemicals (1.4%)
Air Products & Chemicals, Inc.	2,830	407,011
Albemarle Corp.	1,468	126,365
CF Industries Holdings, Inc.	2,915	91,764
Dow Chemical Co. (The)	14,621	836,614
Eastman Chemical Co.	1,874	140,944
Ecolab, Inc.	3,430	402,065
EI du Pont de Nemours & Co.	11,339	832,283
FMC Corp.	1,813	102,543
International Flavors & Fragrances, Inc.	1,058	124,664
LyondellBasell Industries NV, Class A	4,359	373,915
Monsanto Co.	34,972	3,679,403
Mosaic Co. (The)	4,643	136,179
PPG Industries, Inc.	3,437	325,690

Praxair, Inc.	3,711	$434,892
Sherwin-Williams Co. (The)	1,043	280,296

		8,294,628

Construction Materials (0.4%)
LafargeHolcim Ltd. (Registered)*	38,470	2,026,825
Martin Marietta Materials, Inc.	844	186,971
Vulcan Materials Co.	1,720	215,258

		2,429,054

Containers & Packaging (1.2%)
Avery Dennison Corp.	1,144	80,332
Ball Corp.	2,297	172,436
International Paper Co.	84,373	4,476,831
Sealed Air Corp.	2,582	117,068
WestRock Co.	55,220	2,803,519

		7,650,186

Metals & Mining (0.4%)
Freeport-McMoRan, Inc.*	15,831	208,811
Newmont Mining Corp.	7,019	239,137
Nucor Corp.	4,220	251,174
thyssenkrupp AG	82,162	1,958,085

		2,657,207

Total Materials		21,031,075

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Alexander’s, Inc. (REIT)	6,453	2,754,591
American Tower Corp. (REIT)	5,545	585,996
Apartment Investment & Management Co. (REIT), Class A	2,093	95,127
AvalonBay Communities, Inc. (REIT)	1,776	314,618
Boston Properties, Inc. (REIT)	1,980	249,044
Crown Castle International Corp. (REIT)	4,680	406,084
Digital Realty Trust, Inc. (REIT)	1,949	191,509
Equinix, Inc. (REIT)	926	330,962
Equity Residential (REIT)	4,730	304,423
Essex Property Trust, Inc. (REIT)	868	201,810
Extra Space Storage, Inc. (REIT)	1,662	128,373
Federal Realty Investment Trust (REIT)	952	135,289
General Growth Properties, Inc. (REIT)	7,733	193,170
HCP, Inc. (REIT)	6,199	184,234
Host Hotels & Resorts, Inc. (REIT)	9,517	179,300
Iron Mountain, Inc. (REIT)	3,146	102,182
Kimco Realty Corp. (REIT)	5,563	139,965
Macerich Co. (The) (REIT)	1,583	112,140
Mid-America Apartment Communities, Inc. (REIT)	1,511	147,957
Prologis, Inc. (REIT)	6,873	362,826
Public Storage (REIT)	1,938	433,143
Realty Income Corp. (REIT)	3,429	197,099
Simon Property Group, Inc. (REIT)	4,090	726,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

SL Green Realty Corp. (REIT)	1,320	$141,966
UDR, Inc. (REIT)	3,600	131,328
Ventas, Inc. (REIT)	4,679	292,531
Vornado Realty Trust (REIT)	2,280	237,964
Welltower, Inc. (REIT)	4,738	317,114
Weyerhaeuser Co. (REIT)	9,676	291,151

		9,888,566

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	3,926	123,630
Forestar Group, Inc.*	18,216	242,273

		365,903

Total Real Estate		10,254,469

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	80,096	3,406,484
CenturyLink, Inc. (x)	7,222	171,739
Frontier Communications Corp. (x)	16,035	54,198
Koninklijke KPN NV	581,020	1,721,072
Level 3 Communications, Inc.*	3,797	213,999
Verizon Communications, Inc.	53,173	2,838,375

		8,405,867

Wireless Telecommunication Services (0.2%)
Vodafone Group plc	576,530	1,419,965

Total Telecommunication Services		9,825,832

Utilities (1.6%)
Electric Utilities (1.2%)
Alliant Energy Corp.	2,941	111,434
American Electric Power Co., Inc.	6,399	402,881
Duke Energy Corp.	8,996	698,270
Edison International	4,217	303,582
Entergy Corp.	2,335	171,552
Eversource Energy	4,069	224,731
Exelon Corp.	12,018	426,519
FirstEnergy Corp.	5,541	171,605
NextEra Energy, Inc.	6,111	730,020
PG&E Corp.	6,579	399,806
Pinnacle West Capital Corp.	1,481	115,562
PPL Corp.	8,985	305,939
Southern Co. (The)	12,802	629,730
Vistra Energy Corp. (x)	128,939	1,998,556
Xcel Energy, Inc.	6,554	266,748

		6,956,935

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	8,688	100,955
NRG Energy, Inc.	4,267	52,313

		153,268

Multi-Utilities (0.4%)
Ameren Corp.	3,221	168,974
CenterPoint Energy, Inc.	5,622	138,526
CMS Energy Corp.	3,705	154,202
Consolidated Edison, Inc.	3,933	289,783
Dominion Resources, Inc.	8,190	627,272

DTE Energy Co.	2,305	$227,066
NiSource, Inc.	4,268	94,494
Public Service Enterprise Group, Inc.	6,538	286,887
SCANA Corp.	1,889	138,426
Sempra Energy	3,253	327,382
WEC Energy Group, Inc.	4,059	238,060

		2,691,072

Water Utilities (0.0%)
American Water Works Co., Inc.	2,318	167,730

Total Utilities		9,969,005

Total Common Stocks (82.9%) (Cost $318,945,270)		511,990,817

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (1.3%)
Consumer Discretionary (0.3%)
Hotels, Restaurants & Leisure (0.0%)
Tropicana Entertainment LLC
9.625%, 12/15/14 (h)†	$2,014,000	—

Media (0.3%)
iHeartCommunications, Inc.
9.000%, 12/15/19	2,028,000	1,668,030

Total Consumer Discretionary		1,668,030

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Samson Investment Co.
9.671%, 2/15/20 (h)	1,209,000	63,473

Total Energy		63,473

Health Care (0.6%)
Health Care Providers & Services (0.1%)
CHS/Community Health Systems, Inc.
7.125%, 7/15/20	366,000	277,355
6.875%, 2/1/22	545,000	381,500

		658,855

Pharmaceuticals (0.5%)
Valeant Pharmaceuticals International, Inc.
5.375%, 3/15/20§	58,000	48,865
6.375%, 10/15/20§	3,097,000	2,660,632
7.500%, 7/15/21§	324,000	272,970
6.750%, 8/15/21§	224,000	185,080
5.625%, 12/1/21§	145,000	112,103
7.250%, 7/15/22§	109,000	89,516

		3,369,166

Total Health Care		4,028,021

Information Technology (0.4%)
Communications Equipment (0.4%)
Avaya, Inc.
7.000%, 4/1/19 (x)§	966,000	838,005
10.500%, 3/1/21§	3,180,000	1,365,412

Total Information Technology		2,203,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Materials (0.0%)
Metals & Mining (0.0%)
Walter Energy, Inc.
11.000%, 4/1/20†	$392,430	$—

Total Materials		—

Utilities (0.0%)
Electric Utilities (0.0%)
Texas Competitive Electric Holdings Co. LLC
8.500%, 5/1/20†	5,264,099	611
11.500%, 10/1/20†	2,404,000	279

Total Utilities		890

Total Corporate Bonds		7,963,831

Loan Participations (1.4%)
Consumer Discretionary (1.2%)
Hotels, Restaurants & Leisure (0.4%)
Caesars Entertainment Operating Co., Inc.
1.500%, 3/1/17	1,983,407	2,225,102

		2,225,102

Media (0.4%)
iHeartCommunications, Inc., Term Loan
7.520%, 1/30/19	2,267,587	1,838,635
8.106%, 7/30/19	728,853	595,837

		2,434,472

Multiline Retail (0.1%)
Belk, Inc.
5.750%, 12/10/22	437,563	376,304

Specialty Retail (0.3%)
Toys R Us, Inc.
8.250%, 10/15/19	184,000	180,320
9.750%, 3/15/20	1,740,034	1,513,829

		1,694,149

Total Consumer Discretionary		6,730,027

Information Technology (0.2%)
Communications Equipment (0.2%)
Avaya, Inc.
6.500%, 3/30/18	506,832	440,310
6.250%, 5/29/20	486,013	420,401
Avaya, Inc. Tranche B3, Term Loan
5.390%, 10/26/17	945,515	823,780

Total Information Technology		1,684,491

Total Loan Participations		8,414,518

Municipal Bonds (0.2%)
Municipal Bonds (0.2%)
Commonwealth of Puerto Rico, General Obligations, Series A
8.000%, 7/1/35 (h)	1,590,000	1,069,275

Total Municipal Bonds		1,069,275

Total Long-Term Debt Securities (2.9%) (Cost $21,946,079)		17,447,624

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	6,957,328	$6,959,416

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)	$100,000	100,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $56,693, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $57,823. (xx)	56,689	56,689
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $600,070, collateralized by various Common Stocks; total market value $666,933. (xx)	600,000	600,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $100,011, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $600,070, collateralized by various Common Stocks; total market value $666,933. (xx)	600,000	600,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $857,546, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $874,648. (xx)	857,498	857,498
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $400,020, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $408,005. (xx)	400,000	400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	$100,000	$100,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $200,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $204,103. (xx)	200,000	200,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $510,028. (xx)	500,000	500,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $250,014, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $255,000. (xx)	250,000	250,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $300,015, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $306,000. (xx)	300,000	300,000

Total Repurchase Agreements		4,064,187

U.S. Government Agency Security (2.2%)
FHLB 0.00%, 1/3/17 (o)(p)	13,800,000	13,800,000

U.S. Treasury Obligations (2.6%)
U.S. Treasury Bills 0.16%, 1/5/17	6,000,000	5,999,870
0.36%, 1/19/17	4,000,000	3,999,249
0.60%, 5/18/17	2,000,000	1,995,444

0.60%, 5/25/17	$2,000,000	$1,995,208
0.61%, 6/1/17	1,000,000	997,434
0.61%, 6/8/17	1,200,000	1,196,763

Total U.S. Treasury Obligations		16,183,968

Total Short-Term Investments (6.6%) (Cost $41,007,001)		41,007,571

Total Investments (92.4%) (Cost $381,898,350)		570,446,012
Other Assets Less Liabilities (7.6%)		47,199,531

Net Assets (100%)		$617,645,543

*	Non-income producing.
†	Securities (totaling $1,079,738 or 0.2% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $5,572,583 or 0.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $3,964,837. This was secured by cash collateral of $4,064,187 which was subsequently invested in joint repurchase agreements with a total value of $4,064,187, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $6,604 collateralized by various U.S. Government Treasury Securities, ranging from 1.125% - 4.250%, maturing 3/31/18 - 8/15/46.

Glossary:

ADR	— American Depositary Receipt
FHLB	— Federal Home Loan Bank

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$634,048	$—	$99,843	$602,775	$15,694	$(2,549)
PNC Financial Services Group, Inc.	712,919	—	111,152	741,761	14,579	(7,862)

	$1,346,967	$—	$210,995	$1,344,536	$30,273	$(10,411)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	516	March-17	$57,474,781	$57,693,960	$219,179

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	55,761	$46,167	$47,549	$(1,382)
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	55,761	46,167	47,736	(1,569)

					$(2,951)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/23/17	HSBC Bank plc	29	$35,803	$35,715	$88
British Pound vs. U.S. Dollar, expiring 1/23/17	HSBC Bank plc	16	19,921	19,676	245
British Pound vs. U.S. Dollar, expiring 1/23/17	HSBC Bank plc	53	66,972	64,834	2,138
British Pound vs. U.S. Dollar, expiring 1/23/17	State Street Bank & Trust	17	21,109	20,579	530
British Pound vs. U.S. Dollar, expiring 1/23/17	State Street Bank & Trust	121	150,099	149,607	492
British Pound vs. U.S. Dollar, expiring 1/23/17	State Street Bank & Trust	39	48,500	47,867	633
British Pound vs. U.S. Dollar, expiring 1/23/17	State Street Bank & Trust	29	35,713	35,714	(1)
British Pound vs. U.S. Dollar, expiring 1/23/17	State Street Bank & Trust	22	26,887	27,026	(139)
British Pound vs. U.S. Dollar, expiring 1/23/17	UBS AG	52	64,484	63,875	609
British Pound vs. U.S. Dollar, expiring 1/23/17	UBS AG	16	19,895	19,677	218
British Pound vs. U.S. Dollar, expiring 1/23/17	UBS AG	10,211	12,774,718	12,591,865	182,853
British Pound vs. U.S. Dollar, expiring 1/23/17	UBS AG	237	295,416	292,225	3,191
European Union Euro vs. U.S. Dollar, expiring 2/17/17	Bank of America	17	17,596	17,839	(243)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	Bank of America	10	10,483	10,581	(98)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	Bank of America	8	7,910	7,971	(61)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	HSBC Bank plc	17	17,625	17,839	(214)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	HSBC Bank plc	20	20,986	21,162	(176)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	HSBC Bank plc	6	6,600	6,641	(41)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	HSBC Bank plc	26	27,423	27,567	(144)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	HSBC Bank plc	4,829	$5,046,895	$5,094,629	$(47,734)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	State Street Bank & Trust	34	35,224	35,679	(455)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	State Street Bank & Trust	4,829	5,046,846	5,094,628	(47,782)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	State Street Bank & Trust	48	50,143	50,412	(269)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	State Street Bank & Trust	10	10,469	10,581	(112)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	State Street Bank & Trust	24	25,458	25,657	(199)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	UBS AG	10	10,484	10,580	(96)
European Union Euro vs. U.S. Dollar, expiring 2/17/17	UBS AG	48	50,133	50,412	(279)
Korean Won vs. U.S. Dollar, expiring 1/13/17	Credit Suisse	1,032,031	901,416	854,472	46,944
Korean Won vs. U.S. Dollar, expiring 1/13/17	Credit Suisse	83,847	71,456	69,421	2,035
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	805,127	705,632	666,606	39,026
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	897,246	784,581	742,877	41,704
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	2,049,892	1,792,491	1,697,212	95,279
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	165,859	140,166	137,323	2,843
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	81,891	69,529	67,802	1,727
Korean Won vs. U.S. Dollar, expiring 1/13/17	HSBC Bank plc	41,332	35,363	34,221	1,142
Korean Won vs. U.S. Dollar, expiring 1/13/17	UBS AG	114,640	98,066	94,916	3,150
Korean Won vs. U.S. Dollar, expiring 1/13/17	UBS AG	29,709	25,939	24,598	1,341
Korean Won vs. U.S. Dollar, expiring 1/13/17	UBS AG	148,766	127,696	123,171	4,525

					$332,670

					$329,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio's own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$50,589,008	$—	$83,328		$50,672,336
Consumer Staples	50,588,085	8,038,947	—		58,627,032
Energy	35,142,487	7,465,876	995,520		43,603,883
Financials	101,884,733	2,318,121	—		104,202,854
Health Care	72,971,687	—	—		72,971,687
Industrials	36,636,562	7,076,011	—		43,712,573
Information Technology	81,276,791	5,843,280	—		87,120,071
Materials	17,046,166	3,984,909	—		21,031,075
Real Estate	10,254,469	—	—		10,254,469
Telecommunication Services	6,684,794	3,141,038	—		9,825,832
Utilities	9,969,005	—	—		9,969,005
Corporate Bonds
Consumer Discretionary	—	1,668,030	—	(a)	1,668,030
Energy	—	63,473	—		63,473
Health Care	—	4,028,021	—		4,028,021
Information Technology	—	2,203,417	—		2,203,417
Materials	—	—	—	(a)	— (a)
Utilities	—	—	890		890
Forward Currency Contracts	—	430,713	—		430,713
Futures	219,179	—	—		219,179
Loan Participations
Consumer Discretionary	—	6,730,027	—		6,730,027
Information Technology	—	1,684,491	—		1,684,491
Municipal Bonds	—	1,069,275	—		1,069,275
Short-Term Investments
Investment Companies	6,959,416	—	—		6,959,416
Repurchase Agreements	—	4,064,187	—		4,064,187
U.S. Government Agency Securities	—	13,800,000	—		13,800,000
U.S. Treasury Obligations	—	16,183,968	—		16,183,968

Total Assets	$480,222,382	$89,793,784	$1,079,738		$571,095,904

Liabilities:
Forward Currency Contracts	$—	$(100,994)	$—		$(100,994)

Total Liabilities	$—	$(100,994)	$—		$(100,994)

Total	$480,222,382	$89,692,790	$1,079,738		$570,994,910

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$430,713
Equity contracts	Receivables, Net assets – Unrealized appreciation	219,179	*

Total		$649,892

	Liability Derivatives
Foreign exchange contracts	Payables	$(100,994)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$4,655,677	$4,655,677
Equity contracts	5,255,614	—	5,255,614

Total	$5,255,614	$4,655,677	$9,911,291

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(853,134)	$(853,134)
Equity contracts	646,006	—	646,006

Total	$646,006	$(853,134)	$(207,128)

^ The Portfolio held forward foreign currency contracts for hedging, and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $37,161,000 and futures contracts with an average notional balance of approximately $55,709,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$48,979	$—	$—	$48,979
HSBC Bank plc	184,192	(51,260)	—	132,932
State Street Bank & Trust	1,655	(1,655)	—	—
UBS AG	195,887	(375)	—	195,512

Total	$430,713	$(53,290)	$—	$377,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$402	$—	$—	$402
HSBC Bank plc	51,260	(51,260)	—	—
State Street Bank & Trust	48,957	(1,655)	—	47,302
UBS AG	375	(375)	—	—

Total	$100,994	$(53,290)	$—	$47,704

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$66,408,359
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$145,554,767

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$210,311,455
Aggregate gross unrealized depreciation	(25,252,661)

Net unrealized appreciation	$185,058,794

Federal income tax cost of investments	$385,387,218

For the year ended December 31, 2016, the Portfolio incurred approximately $917 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $600,396)	$1,344,536
Unaffiliated Issuers (Cost $377,233,767)	565,037,289
Repurchase Agreements (Cost $4,064,187)	4,064,187
Cash	48,355,372
Foreign cash (Cost $160,305)	158,572
Cash held as collateral at broker	2,451,200
Dividends, interest and other receivables	1,007,495
Unrealized appreciation on forward foreign currency contracts	430,713
Receivable from Separate Accounts for Trust shares sold	270,725
Securities lending income receivable	1,957
Other assets	2,036

Total assets	623,124,082

LIABILITIES
Payable for return of collateral on securities loaned	4,064,187
Payable to Separate Accounts for Trust shares redeemed	382,261
Investment management fees payable	330,786
Due to broker for futures variation margin	229,622
Payable for securities purchased	120,256
Unrealized depreciation on forward foreign currency contracts	100,994
Administrative fees payable	65,518
Distribution fees payable – Class IB	42,441
Trustees’ fees payable	1,209
Distribution fees payable – Class IA	551
Accrued expenses	140,714

Total liabilities	5,478,539

NET ASSETS	$617,645,543

Net assets were comprised of:
Paid in capital	$442,899,961
Accumulated undistributed net investment income (loss)	669,837
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(15,015,257)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	189,091,002

Net assets	$617,645,543

Class IA
Net asset value, offering and redemption price per share, $2,580,172 / 187,206 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.78

Class IB
Net asset value, offering and redemption price per share, $200,159,202 / 14,543,815 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.76

Class K
Net asset value, offering and redemption price per share, $414,906,169 / 30,104,513 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.78

(x)	Includes value of securities on loan of $3,964,837.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($30,273 of dividend income received from affiliates) (net of $102,399 foreign withholding tax)	$13,159,333
Interest	2,824,524
Securities lending (net)	33,361

Total income	16,017,218

EXPENSES
Investment management fees	4,210,719
Administrative fees	754,457
Distribution fees – Class IB	484,970
Professional fees	96,812
Custodian fees	71,050
Printing and mailing expenses	40,209
Trustees’ fees	13,902
Distribution fees – Class IA	6,547
Tax expense	3,468
Miscellaneous	42,067

Gross expenses	5,724,201
Less: Waiver from investment manager	(188,760)

Net expenses	5,535,441

NET INVESTMENT INCOME (LOSS)	10,481,777

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(10,411) of realized gain (loss) from affiliates)	8,089,985
Net distributions of realized gain received from underlying funds	80
Futures	5,255,614
Foreign currency transactions	4,441,163

Net realized gain (loss)	17,786,842

Change in unrealized appreciation (depreciation) on:
Investments ($208,564 of change in unrealized appreciation (depreciation) from affiliates)	46,479,121
Futures	646,006
Foreign currency translations	(854,839)

Net change in unrealized appreciation (depreciation)	46,270,288

NET REALIZED AND UNREALIZED GAIN (LOSS)	64,057,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,538,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,481,777	$11,051,974
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	17,786,842	41,520,813
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	46,270,288	(66,639,678)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,538,907	(14,066,891)

DIVIDENDS:
Dividends from net investment income
Class IA	(54,841)	(53,577)
Class IB	(4,231,890)	(3,937,077)
Class K	(9,825,192)	(9,394,084)

TOTAL DIVIDENDS:	(14,111,923)	(13,384,738)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,399 and 14,561 shares, respectively ]	275,173	191,152
Capital shares issued in reinvestment of dividends [ 3,959 and 4,386 shares, respectively ]	54,841	53,577
Capital shares repurchased [ (60,811) and (40,686) shares, respectively ]	(779,082)	(534,314)

Total Class IA transactions	(449,068)	(289,585)

Class IB
Capital shares sold [ 542,996 and 745,046 shares, respectively ]	7,011,590	9,674,532
Capital shares issued in reinvestment of dividends [ 305,959 and 322,730 shares, respectively ]	4,231,890	3,937,077
Capital shares repurchased [ (2,571,530) and (2,866,636) shares, respectively ]	(32,706,994)	(37,395,400)

Total Class IB transactions	(21,463,514)	(23,783,791)

Class K
Capital shares sold [ 60,683 and 487,780 shares, respectively ]	767,502	6,456,531
Capital shares issued in reinvestment of dividends [ 709,190 and 769,015 shares, respectively ]	9,825,192	9,394,084
Capital shares repurchased [ (4,994,581) and (3,891,793) shares, respectively ]	(63,367,403)	(50,696,028)

Total Class K transactions	(52,774,709)	(34,845,413)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,687,291)	(58,918,789)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,260,307)	(86,370,418)
NET ASSETS:
Beginning of year	631,905,850	718,276,268

End of year (a)	$617,645,543	$631,905,850

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$669,837	$(7,882)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.44	$13.00	$12.06	$9.40	$8.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.19	0.21	0.10	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	(0.50)	0.96	2.64	1.09

Total from investment operations	1.64	(0.31)	1.17	2.74	1.19

Less distributions:
Dividends from net investment income	(0.30)	(0.25)	(0.23)	(0.08)	(0.13)

Net asset value, end of year	$13.78	$12.44	$13.00	$12.06	$9.40

Total return	13.14%	(2.38)%	9.74%	29.16%	14.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,580	$2,770	$3,177	$3,547	$3,624
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.09%	1.10%	1.12%	1.14%	1.15%
After waivers, reimbursements and fees paid indirectly (f)	1.09%	1.10%	1.12%	1.14%	1.15%
Before waivers, reimbursements and fees paid indirectly (f)	1.12%	1.11%	1.12%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.57%	1.43%	1.64%	0.89%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.57%	1.43%	1.64%	0.89%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.54%	1.43%	1.64%	0.89%	1.05%
Portfolio turnover rate^	13%	24%	12%	16%	16%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.42	$12.98	$12.05	$9.38	$8.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.19	0.20	0.10	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	(0.51)	0.96	2.65	1.08

Total from investment operations	1.64	(0.32)	1.16	2.75	1.18

Less distributions:
Dividends from net investment income	(0.30)	(0.24)	(0.23)	(0.08)	(0.13)

Net asset value, end of year	$13.76	$12.42	$12.98	$12.05	$9.38

Total return	13.16%	(2.39)%	9.66%	29.32%	13.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,159	$202,063	$234,510	$243,039	$221,751
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.09%	1.10%	1.12%	1.14%	1.15%
After waivers, reimbursements and fees paid indirectly (f)	1.09%	1.10%	1.12%	1.14%	1.15%
Before waivers, reimbursements and fees paid indirectly (f)	1.12%	1.11%	1.12%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.57%	1.44%	1.62%	0.90%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.57%	1.44%	1.62%	0.90%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.54%	1.44%	1.62%	0.90%	1.05%
Portfolio turnover rate^	13%	24%	12%	16%	16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.44	$13.00	$12.07	$9.40	$8.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.22	0.24	0.12	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	(0.50)	0.96	2.66	1.09

Total from investment operations	1.67	(0.28)	1.20	2.78	1.21

Less distributions:
Dividends from net investment income	(0.33)	(0.28)	(0.27)	(0.11)	(0.15)

Net asset value, end of year	$13.78	$12.44	$13.00	$12.07	$9.40

Total return	13.43%	(2.13)%	9.93%	29.59%	14.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$414,906	$427,073	$480,589	$504,628	$435,252
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.85%	0.87%	0.89%	0.90%
After waivers, reimbursements and fees paid indirectly (f)	0.84%	0.85%	0.87%	0.89%	0.90%
Before waivers, reimbursements and fees paid indirectly (f)	0.87%	0.86%	0.87%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%	1.69%	1.87%	1.15%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	1.82%	1.69%	1.87%	1.15%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	1.79%	1.69%	1.87%	1.15%	1.30%
Portfolio turnover rate^	13%	24%	12%	16%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Pacific Global Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	28.90%	(1.28)%
Portfolio – Class K Shares*	29.27	(1.08)
Russell 2000® Value Index	31.74	9.25

*   Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 28.90% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2000® Value, returned 31.74% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and a significant overweight in the industrials sector was the key contributor to relative performance for the year. The results in the second half of the year reflected economic expansion as well as early signs of recovery in energy-related activities. Mr. Trump’s campaign priorities for infrastructure projects further buoyed the prospects for construction, engineering, manufacturing, and transportation companies. The Portfolio’s leading sector performers were Navistar, Inc., Saia, Inc., Orion Group Holdings, Inc., and Insteel Industries, Inc.

•

Shares of Navistar, a leading commercial truck manufacturer, surged following its announced alliance with Volkswagen Truck & Bus, a subsidiary of Volkswagen AG. Saia, a regional trucking operator, produced higher earnings which demonstrated management’s focus on rate increases, service enhancements, and cost savings. The company also announced a 2017 expansion into the Northeast, starting with Pennsylvania and New Jersey. Orion Group Holdings completed a successful turnaround of its Tampa branch office, which had experienced cost overrun issues. Insteel Industries, which makes steel wire reinforcing products for concrete construction, reported higher profit margins as highway construction activity improved.

•

In the financials sector, Regional Management Corp. continued to report lower delinquencies and exceptional growth in lending activity with greater diversification into longer-term loans; the company is expected to increase store expansion activities in 2017 following the completion of its operating software conversion.

What hurt performance during the year:

•	The consumer discretionary sector was a relative laggard due to shifting consumer spending trends, some likely temporary and others perhaps more enduring.

•

Regional retailer Conn’s, Inc. shares lagged in 2016 as recently-introduced strategy of tighter credit underwriting standards weighed on sales. The company continues to refine its finance operations, including reductions in early stage delinquencies. The company’s latest earnings exceeded analysts’ expectations and management noted favorable sales trends.

•

Delays by automobile manufacturers in introducing new cars and trucks and the lingering impact of the energy downturn hurt shares of Gentherm, Inc., a leading global supplier of thermal automotive, medical, office, residential and energy products. In the U.S., sales of new cars and trucks rose to a post-recession high of 17.5 million units. Demand for trucks and SUVs jumped unexpectedly as consumers responded to low fuel prices; as a result, manufacturers were forced to retool facilities to satisfy demand. The resulting production disruptions temporarily impacted the automotive supply chain.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

•

Among the Portfolio energy holdings, offshore services companies Noble Energy, Inc. and Hornbeck Offshore Services,Inc. detracted notably from relative performance. OPEC’s agreement in November to reduce oil production served as a catalyst for the industry’s recovery. These offshore oil-related stocks rallied over the final two months yet their recoveries were insufficient to overcome the significant price depreciation suffered earlier in the year.

Portfolio Positioning and Outlook — Pacific Global Investment Management Company

As we look to 2017, we believe the markets are likely to move higher as the recovery in the industrials and energy sectors continues. Certainly, though, the markets will closely monitor the economic impacts of political developments in the U.S. and abroad. Here, one needs only to recall the negative effects over the last two years of headline events in Europe, China, Middle East and the U.S.; these issues created a cautious and uncertain investment climate and triggered higher market volatility. Now, the combination of improving economic trends and the lessening of many of the headline events create more optimism for significant economic growth. While the markets will always reflect challenges and unanticipated events, the outlook for active managers to identify attractive long-term investments appears promising as we enter the New Year.

Sector Weightings as of December 31, 2016	% of Net Assets
Industrials	30.0%
Financials	21.1
Consumer Discretionary	12.4
Energy	11.6
Information Technology	6.3
Real Estate	5.0
Repurchase Agreements	4.4
Consumer Staples	4.0
Health Care	3.6
Utilities	3.0
Materials	2.3
Telecommunication Services	0.3
Investment Company	0.0 #
Cash and Other	(4.0)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,267.76	$6.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.29	5.91
Class K
Actual	1,000.00	1,269.59	5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.65

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.16% and 0.92%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (2.3%)
Cooper Tire & Rubber Co.	4,406	$171,173
Cooper-Standard Holdings, Inc.*	86	8,891
Dana, Inc.	11,872	225,330
Federal-Mogul Holdings Corp.*	2,433	25,084
Gentherm, Inc.*	90,000	3,046,500
Metaldyne Performance Group, Inc.	466	10,695
Modine Manufacturing Co.*	3,789	56,456
Motorcar Parts of America, Inc.*	101	2,719
Spartan Motors, Inc.	2,614	24,179
Standard Motor Products, Inc.	691	36,775
Strattec Security Corp.	270	10,881
Superior Industries International, Inc.	1,999	52,674
Tower International, Inc.	1,657	46,976

		3,718,333

Distributors (0.0%)
Weyco Group, Inc.	428	13,396

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	1,246	30,589
Apollo Education Group, Inc.*	6,910	68,409
Ascent Capital Group, Inc., Class A*	835	13,577
Bridgepoint Education, Inc.*	1,479	14,982
Cambium Learning Group, Inc.*	964	4,810
Capella Education Co.	60	5,268
Career Education Corp.*	5,368	54,163
Carriage Services, Inc.	94	2,692
Chegg, Inc. (x)*	3,726	27,498
DeVry Education Group, Inc.	4,979	155,345
Houghton Mifflin Harcourt Co.*	3,313	35,946
K12, Inc.*	2,731	46,864
Liberty Tax, Inc.	118	1,581
Regis Corp.*	2,999	43,546
Sotheby’s*	1,710	68,161
Strayer Education, Inc.*	479	38,622
Weight Watchers International, Inc. (x)*	198	2,267

		614,320

Hotels, Restaurants & Leisure (0.7%)
Belmond Ltd., Class A*	6,748	90,086
Biglari Holdings, Inc.*	74	35,017
Caesars Acquisition Co., Class A*	3,769	50,881
Caesars Entertainment Corp. (x)*	4,476	38,046
Carrols Restaurant Group, Inc.*	274	4,178
Century Casinos, Inc.*	858	7,061
Cracker Barrel Old Country Store, Inc. (x)	81	13,525
Del Frisco’s Restaurant Group, Inc.*	1,758	29,886
Del Taco Restaurants, Inc.*	1,902	26,856
Denny’s Corp.*	1,632	20,939
DineEquity, Inc.	612	47,124
El Pollo Loco Holdings, Inc. (x)*	1,644	20,221
Eldorado Resorts, Inc. (x)*	212	3,593
Empire Resorts, Inc. (x)*	232	5,278
Fiesta Restaurant Group, Inc.*	390	11,641

Fogo De Chao, Inc.*	402	$5,769
Golden Entertainment, Inc.	650	7,872
ILG, Inc.	8,233	149,594
International Speedway Corp., Class A	2,108	77,574
Intrawest Resorts Holdings, Inc.*	1,294	23,098
J Alexander’s Holdings, Inc.*	1,073	11,535
Jack in the Box, Inc.	577	64,416
Kona Grill, Inc. (x)*	297	3,727
La Quinta Holdings, Inc.*	5,431	77,175
Luby’s, Inc.*	1,561	6,681
Marcus Corp. (The)	1,472	46,368
Marriott Vacations Worldwide Corp.	1,670	141,700
Monarch Casino & Resort, Inc.*	825	21,269
Noodles & Co. (x)*	301	1,234
Penn National Gaming, Inc.*	843	11,625
Pinnacle Entertainment, Inc.*	4,013	58,189
Red Lion Hotels Corp.*	1,093	9,127
Red Robin Gourmet Burgers, Inc.*	827	46,643
Ruby Tuesday, Inc.*	4,844	15,646
Speedway Motorsports, Inc.	944	20,456

		1,204,030

Household Durables (0.6%)
Bassett Furniture Industries, Inc.	356	10,822
Beazer Homes USA, Inc. (x)*	2,577	34,274
Century Communities, Inc.*	1,133	23,793
CSS Industries, Inc.	690	18,678
Flexsteel Industries, Inc.	504	31,082
GoPro, Inc., Class A (x)*	8,178	71,230
Green Brick Partners, Inc.*	1,907	19,165
Hooker Furniture Corp.	818	31,043
Hovnanian Enterprises, Inc., Class A (x)*	9,887	26,992
KB Home (x)	5,261	83,176
La-Z-Boy, Inc.	2,279	70,763
LGI Homes, Inc. (x)*	81	2,327
Libbey, Inc.	1,634	31,798
Lifetime Brands, Inc.	890	15,798
M.D.C. Holdings, Inc.	2,058	52,808
M/I Homes, Inc.*	1,540	38,777
Meritage Homes Corp.*	2,857	99,424
NACCO Industries, Inc., Class A	310	28,071
New Home Co., Inc. (The)*	836	9,790
TopBuild Corp.*	2,679	95,372
TRI Pointe Group, Inc.*	11,149	127,991
UCP, Inc., Class A*	641	7,724
WCI Communities, Inc.*	1,758	41,225
William Lyon Homes, Class A (x)*	1,944	36,994
ZAGG, Inc.*	1,946	13,817

		1,022,934

Internet & Direct Marketing Retail (0.0%)
1-800-Flowers.com, Inc., Class A*	1,515	16,211
FTD Cos., Inc.*	1,401	33,400
Gaia, Inc.*	329	2,846
Lands’ End, Inc. (x)*	1,203	18,225

		70,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Leisure Products (0.1%)
Acushnet Holdings Corp.*	624	$12,299
Arctic Cat, Inc.	616	9,252
Callaway Golf Co.	4,738	51,929
Escalade, Inc.	806	10,639
JAKKS Pacific, Inc. (x)*	1,211	6,237
Johnson Outdoors, Inc., Class A	383	15,201

		105,557

Media (1.0%)
AMC Entertainment Holdings, Inc., Class A	1,852	62,320
Daily Journal Corp. (x)*	28	6,770
Entercom Communications Corp., Class A	2,095	32,053
Eros International plc (x)*	2,380	31,059
EW Scripps Co. (The), Class A*	4,721	91,257
Gannett Co., Inc.	9,473	91,983
Global Eagle Entertainment, Inc. (x)*	3,493	22,565
Gray Television, Inc.*	1,956	21,223
Hemisphere Media Group, Inc.*	66	739
Liberty Media Corp-Liberty Braves, Class A*	691	14,158
Liberty Media Corp-Liberty Braves, Class C*	2,359	48,572
Liberty Media Corp-Liberty Media, Class A*	1,531	47,997
Liberty Media Corp-Liberty Media, Class C*	3,090	96,810
MDC Partners, Inc., Class A	2,898	18,982
Media General, Inc.*	8,766	165,064
Meredith Corp.	3,023	178,810
MSG Networks, Inc., Class A*	3,198	68,757
National CineMedia, Inc.	5,023	73,989
New Media Investment Group, Inc.	2,751	43,988
New York Times Co. (The), Class A	10,047	133,625
Reading International, Inc., Class A*	978	16,235
Saga Communications, Inc., Class A	283	14,235
Salem Media Group, Inc.	895	5,594
Scholastic Corp.	2,187	103,861
Time, Inc.	8,208	146,513
Townsquare Media, Inc., Class A*	703	7,318
tronc, Inc. (x)	875	12,136

		1,556,613

Multiline Retail (0.1%)
Fred’s, Inc., Class A (x)	2,672	49,592
Sears Holdings Corp. (x)*	711	6,605
Tuesday Morning Corp.*	3,605	19,467

		75,664

Specialty Retail (6.9%)
Aaron’s, Inc.	5,246	167,820
Abercrombie & Fitch Co., Class A (x)	5,500	66,000
American Eagle Outfitters, Inc.	1,332	20,206
America’s Car-Mart, Inc.*	635	27,781

Ascena Retail Group, Inc.*	9,211	$57,016
At Home Group, Inc.*	410	5,998
Barnes & Noble Education, Inc.*	3,226	37,002
Barnes & Noble, Inc.	5,080	56,642
Big 5 Sporting Goods Corp.	1,418	24,602
Boot Barn Holdings, Inc. (x)*	1,064	13,321
Buckle, Inc. (The) (x)	1,519	34,633
Build-A-Bear Workshop, Inc.*	999	13,736
Caleres, Inc.	3,397	111,490
Camping World Holdings, Inc., Class A	52	1,695
Cato Corp. (The), Class A	1,647	49,542
Chico’s FAS, Inc.	1,044	15,023
Citi Trends, Inc.	1,133	21,346
Conn’s, Inc.*	286,586	3,625,313
Container Store Group, Inc. (The) (x)*	981	6,229
Destination XL Group, Inc.*	858	3,646
DSW, Inc., Class A	5,356	121,313
Express, Inc.*	5,990	64,452
Finish Line, Inc. (The), Class A (x)	2,322	43,677
Genesco, Inc.*	1,438	89,300
Group 1 Automotive, Inc.	1,286	100,231
Guess?, Inc. (x)	4,917	59,496
Haverty Furniture Cos., Inc.	1,482	35,123
Hibbett Sports, Inc. (x)*	73,379	2,737,037
Kirkland’s, Inc.*	668	10,361
Lumber Liquidators Holdings, Inc. (x)*	2,125	33,447
MarineMax, Inc.*	874	16,912
Office Depot, Inc.	44,051	199,111
Party City Holdco, Inc. (x)*	1,213	17,225
Pier 1 Imports, Inc.	5,547	47,371
Rent-A-Center, Inc.	4,163	46,834
Restoration Hardware Holdings, Inc. (x)*	3,115	95,631
Sears Hometown and Outlet Stores, Inc. (x)*	948	4,456
Shoe Carnival, Inc. (x)	1,035	27,924
Sonic Automotive, Inc., Class A	122,268	2,799,937
Sportsman’s Warehouse Holdings, Inc.*	143	1,343
Stage Stores, Inc. (x)	2,125	9,286
Tailored Brands, Inc.	2,751	70,288
Tilly’s, Inc., Class A*	955	12,596
Vitamin Shoppe, Inc.*	1,827	43,391
West Marine, Inc.*	1,478	15,475
Zumiez, Inc. (x)*	1,450	31,683

		11,092,941

Textiles, Apparel & Luxury Goods (0.3%)
Deckers Outdoor Corp.*	2,414	133,711
Delta Apparel, Inc.*	575	11,920
Fossil Group, Inc. (x)*	3,340	86,372
G-III Apparel Group Ltd.*	696	20,574
Iconix Brand Group, Inc.*	3,470	32,410
Movado Group, Inc.	1,236	35,535
Perry Ellis International, Inc.*	996	24,810
Sequential Brands Group, Inc.*	3,338	15,622
Unifi, Inc.*	1,251	40,820
Vera Bradley, Inc.*	501	5,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Vince Holding Corp. (x)*	1,596	$6,464
Wolverine World Wide, Inc.	6,507	142,829

		556,939

Total Consumer Discretionary		20,031,409

Consumer Staples (4.0%)
Beverages (0.0%)
Craft Brew Alliance, Inc. (x)*	690	11,661

Food & Staples Retailing (1.7%)
Andersons, Inc. (The)	2,123	94,898
Chefs’ Warehouse, Inc. (The)*	133,139	2,103,596
Ingles Markets, Inc., Class A	1,101	52,958
Natural Grocers by Vitamin Cottage, Inc. (x)*	752	8,941
Smart & Final Stores, Inc. (x)*	597	8,418
SpartanNash Co.	2,933	115,971
SUPERVALU, Inc.*	21,418	100,022
United Natural Foods, Inc.*	3,952	188,589
Village Super Market, Inc., Class A	584	18,046
Weis Markets, Inc.	757	50,598

		2,742,037

Food Products (2.0%)
AdvancePierre Foods Holdings, Inc.	635	18,910
Alico, Inc.	246	6,679
Cal-Maine Foods, Inc. (x)	554	24,473
Darling Ingredients, Inc.*	179,552	2,318,016
Dean Foods Co.	3,691	80,390
Fresh Del Monte Produce, Inc.	2,445	148,240
John B. Sanfilippo & Son, Inc.	492	34,632
Landec Corp.*	1,621	22,370
Limoneira Co.	85	1,828
Omega Protein Corp.*	1,659	41,558
Sanderson Farms, Inc. (x)	1,611	151,821
Seaboard Corp.*	21	82,992
Seneca Foods Corp., Class A*	520	20,826
Snyder’s-Lance, Inc.	6,423	246,258

		3,198,993

Household Products (0.1%)
Central Garden & Pet Co. (x)*	722	23,891
Central Garden & Pet Co., Class A*	2,330	71,997
Oil-Dri Corp. of America	381	14,558

		110,446

Personal Products (0.1%)
Avon Products, Inc.*	27,773	139,976
elf Beauty, Inc. (x)*	389	11,258
Inter Parfums, Inc.	768	25,152
Nature’s Sunshine Products, Inc.	647	9,705
Nutraceutical International Corp.	655	22,892
Revlon, Inc., Class A*	666	19,414
Synutra International, Inc.*	1,303	6,971

		235,368

Tobacco (0.1%)
Alliance One International, Inc.*	700	13,440
Turning Point Brands, Inc.*	231	2,830

Universal Corp.	1,781	$113,539
Vector Group Ltd. (x)	4,233	96,258

		226,067

Total Consumer Staples		6,524,572

Energy (11.6%)
Energy Equipment & Services (9.7%)
Archrock, Inc.	5,585	73,722
Atwood Oceanics, Inc. (x)	4,887	64,166
Bristow Group, Inc. (x)	2,711	55,521
CARBO Ceramics, Inc. (x)*	1,569	16,412
Dawson Geophysical Co.*	1,636	13,153
Era Group, Inc.*	1,581	26,830
Exterran Corp.*	2,558	61,136
Fairmount Santrol Holdings, Inc. (x)*	7,115	83,886
Forum Energy Technologies, Inc.*	4,826	106,172
Geospace Technologies Corp. (x)*	1,047	21,317
Helix Energy Solutions Group, Inc.*	228,060	2,011,489
Hornbeck Offshore Services, Inc. (x)*	217,666	1,571,549
Independence Contract Drilling, Inc.*	2,439	16,341
Mammoth Energy Services, Inc.*	407	6,186
Matrix Service Co.*	130,133	2,954,019
McDermott International, Inc.*	19,232	142,125
Natural Gas Services Group, Inc.*	103,955	3,342,153
Newpark Resources, Inc.*	6,641	49,808
Noble Corp. plc (x)	250,000	1,480,000
North American Energy Partners, Inc.	515,000	1,982,750
Oil States International, Inc.*	4,124	160,836
Parker Drilling Co.*	399,668	1,039,137
PHI, Inc. (Non-Voting)*	873	15,732
Pioneer Energy Services Corp.*	5,701	39,052
RigNet, Inc.*	943	21,830
SEACOR Holdings, Inc.*	1,283	91,452
Seadrill Ltd. (x)*	30,387	103,620
Smart Sand, Inc.*	796	13,174
Tesco Corp.*	3,649	30,104
TETRA Technologies, Inc.*	2,527	12,686
Tidewater, Inc. (x)*	3,744	12,767
Unit Corp.*	4,075	109,495
Willbros Group, Inc.*	3,471	11,246

		15,739,866

Oil, Gas & Consumable Fuels (1.9%)
Abraxas Petroleum Corp. (x)*	5,780	14,855
Adams Resources & Energy, Inc.	166	6,582
Alon USA Energy, Inc.	2,587	29,440
Ardmore Shipping Corp.	2,303	17,042
Bill Barrett Corp. (x)*	3,958	27,666
California Resources Corp. (x)*	2,553	54,353
Clayton Williams Energy, Inc. (x)*	481	57,364
Clean Energy Fuels Corp. (x)*	7,029	20,103
Cobalt International Energy, Inc.*	32,864	40,094
Contango Oil & Gas Co.*	1,886	17,615

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CVR Energy, Inc. (x)	1,174	$29,808
Delek U.S. Holdings, Inc.	4,901	117,967
Denbury Resources, Inc.*	28,226	103,872
DHT Holdings, Inc.	7,409	30,673
Dorian LPG Ltd.*	1,998	16,404
Earthstone Energy, Inc.*	110	1,511
Eclipse Resources Corp.*	4,604	12,293
EP Energy Corp., Class A (x)*	3,063	20,063
Erin Energy Corp. (x)*	925	2,821
EXCO Resources, Inc. (x)*	11,123	9,718
Frontline Ltd. (x)	5,216	37,086
GasLog Ltd.	3,272	52,679
Gener8 Maritime, Inc.*	3,281	14,699
Golar LNG Ltd.	7,527	172,669
Green Plains, Inc.	2,869	79,902
International Seaways, Inc.*	1,181	16,581
Jones Energy, Inc., Class A (x)*	4,550	22,750
Navios Maritime Acquisition Corp.	6,395	10,872
Nordic American Tankers Ltd. (x)	7,939	66,688
Northern Oil and Gas, Inc. (x)*	3,711	10,205
Oasis Petroleum, Inc.*	18,627	282,013
Overseas Shipholding Group, Inc., Class A	3,208	12,287
Pacific Ethanol, Inc.*	2,335	22,182
Panhandle Oil and Gas, Inc., Class A	575	13,541
Par Pacific Holdings, Inc. (x)*	1,538	22,363
PDC Energy, Inc.*	4,477	324,941
Renewable Energy Group, Inc. (x)*	2,859	27,732
REX American Resources Corp.*	454	44,832
Ring Energy, Inc.*	3,182	41,334
RSP Permian, Inc.*	7,860	350,713
Sanchez Energy Corp. (x)*	3,028	27,343
Scorpio Tankers, Inc.	13,181	59,710
SemGroup Corp., Class A	5,314	221,860
Ship Finance International Ltd. (x)	4,868	72,290
Synergy Resources Corp. (x)*	13,270	118,236
Teekay Corp.	3,871	31,084
Teekay Tankers Ltd., Class A	9,435	21,323
W&T Offshore, Inc.*	2,830	7,839
Western Refining, Inc.	6,446	243,981
Westmoreland Coal Co.*	1,496	26,434

		3,086,413

Total Energy		18,826,279

Financials (21.1%)
Banks (12.2%)
1st Source Corp.	1,251	55,870
Access National Corp. (x)	655	18,183
ACNB Corp.	469	14,656
Allegiance Bancshares, Inc.*	798	28,848
American National Bankshares, Inc.	641	22,307
Ameris Bancorp	717	31,261
Ames National Corp.	676	22,308
Arrow Financial Corp.	894	36,207
Atlantic Capital Bancshares, Inc.*	1,135	21,565
Banc of California, Inc. (x)	1,101	19,102

BancFirst Corp.	626	$58,249
Banco Latinoamericano de Comercio Exterior SA, Class E	2,451	72,157
Bancorp, Inc. (The)*	4,049	31,825
BancorpSouth, Inc.	6,911	214,587
Bank of Marin Bancorp	475	33,131
Bank of NT Butterfield & Son Ltd. (The)	759	23,863
Bankwell Financial Group, Inc.	387	12,577
Banner Corp.	2,413	134,670
Bar Harbor Bankshares	474	22,434
Berkshire Hills Bancorp, Inc.	2,495	91,941
Blue Hills Bancorp, Inc.	1,802	33,788
BNC Bancorp	2,966	94,615
Boston Private Financial Holdings, Inc.	6,619	109,544
Bridge Bancorp, Inc.	1,335	50,597
Brookline Bancorp, Inc.	5,590	91,676
Bryn Mawr Bank Corp.	1,333	56,186
BSB Bancorp, Inc.*	629	18,210
C&F Financial Corp.	258	12,861
California First National Bancorp	152	2,379
Camden National Corp.	1,221	54,273
Capital Bank Financial Corp., Class A	1,133	44,470
Capital City Bank Group, Inc.	915	18,739
Cardinal Financial Corp.	2,366	77,581
Carolina Financial Corp. (x)	821	25,279
Cascade Bancorp*	2,617	21,250
Cathay General Bancorp	5,924	225,290
CenterState Banks, Inc.	3,746	94,287
Central Pacific Financial Corp.	2,431	76,382
Central Valley Community Bancorp	698	13,932
Century Bancorp, Inc., Class A	248	14,880
Chemical Financial Corp.	3,552	192,412
Chemung Financial Corp. (x)	246	8,942
Citizens & Northern Corp.	907	23,763
City Holding Co.	1,166	78,822
CNB Financial Corp.	1,112	29,735
CoBiz Financial, Inc.	2,674	45,164
Codorus Valley Bancorp, Inc. (x)	642	18,361
Columbia Banking System, Inc.	4,660	208,209
Community Bank System, Inc. (x)	3,461	213,855
Community Trust Bancorp, Inc.	1,214	60,214
ConnectOne Bancorp, Inc.	2,295	59,555
County Bancorp, Inc.	116	3,129
CU Bancorp*	1,139	40,776
Customers Bancorp, Inc.*	1,177	42,160
CVB Financial Corp.	8,056	184,724
Eagle Bancorp, Inc.*	524	31,938
East West Bancorp, Inc.	70,000	3,558,100
Enterprise Bancorp, Inc.	731	27,456
Enterprise Financial Services Corp.	1,536	66,048
Equity Bancshares, Inc., Class A*	420	14,129
Farmers Capital Bank Corp.	588	24,725
Farmers National Banc Corp.	1,975	28,045
FB Financial Corp.*	338	8,771
FCB Financial Holdings, Inc., Class A*	2,429	115,863
Fidelity Southern Corp.	1,669	39,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Financial Institutions, Inc.	1,094	$37,415
First Bancorp	1,580	42,881
First BanCorp*	9,613	63,542
First Bancorp, Inc.	794	26,281
First Busey Corp.	2,491	76,673
First Business Financial Services, Inc.	655	15,537
First Citizens BancShares, Inc., Class A	607	215,485
First Commonwealth Financial Corp.	7,146	101,330
First Community Bancshares, Inc.	1,260	37,976
First Community Financial Partners, Inc. (x)*	1,105	12,929
First Connecticut Bancorp, Inc.	859	19,456
First Financial Bancorp	4,894	139,234
First Financial Bankshares, Inc. (x)	1,928	87,146
First Financial Corp.	796	42,029
First Financial Northwest, Inc.	617	12,180
First Foundation, Inc.*	738	21,033
First Internet Bancorp	425	13,600
First Interstate BancSystem, Inc., Class A (x)	1,596	67,910
First Merchants Corp.	3,257	122,626
First Mid-Illinois Bancshares, Inc.	632	21,488
First Midwest Bancorp, Inc.	6,452	162,784
First NBC Bank Holding Co. (x)*	1,320	9,636
First Northwest Bancorp*	913	14,243
First of Long Island Corp. (The)	1,706	48,706
Flushing Financial Corp.	2,247	66,039
FNB Corp.	16,799	269,288
Franklin Financial Network, Inc. (x)*	612	25,612
Fulton Financial Corp.	13,720	257,936
German American Bancorp, Inc.	1,132	59,555
Glacier Bancorp, Inc.	6,119	221,691
Great Southern Bancorp, Inc.	860	46,999
Great Western Bancorp, Inc.	4,741	206,660
Green Bancorp, Inc.*	1,673	25,430
Guaranty Bancorp	1,214	29,379
Hancock Holding Co.	6,174	266,099
Hanmi Financial Corp.	2,536	88,506
HarborOne Bancorp, Inc.*	1,077	20,829
Heartland Financial USA, Inc.	1,777	85,296
Heritage Commerce Corp.	1,877	27,085
Heritage Financial Corp.	2,365	60,899
Heritage Oaks Bancorp	1,949	24,031
Hilltop Holdings, Inc.	6,028	179,634
HomeTrust Bancshares, Inc.*	1,338	34,654
Hope Bancorp, Inc.	10,245	224,263
Horizon Bancorp	1,564	43,792
IBERIABANK Corp.	3,492	292,455
Independent Bank Corp.	3,707	182,232
Independent Bank Group, Inc.	901	56,222
International Bancshares Corp.	4,390	179,112
Investors Bancorp, Inc.	23,746	331,257
Lakeland Bancorp, Inc.	3,119	60,821
Lakeland Financial Corp.	1,943	92,020
LCNB Corp.	673	15,647
LegacyTexas Financial Group, Inc.	3,560	153,294

Macatawa Bank Corp.	2,113	$21,996
MainSource Financial Group, Inc.	1,846	63,502
MB Financial, Inc.	6,056	286,025
MBT Financial Corp. (x)	1,405	15,947
Mercantile Bank Corp.	1,267	47,766
Merchants Bancshares, Inc.	441	23,902
Middleburg Financial Corp.	369	12,823
Midland States Bancorp, Inc.	304	10,999
MidWestOne Financial Group, Inc.	656	24,666
MutualFirst Financial, Inc. (x)	419	13,869
National Bankshares, Inc./Virginia (x)	531	23,072
National Commerce Corp.*	673	25,002
NBT Bancorp, Inc.	3,422	143,313
Nicolet Bankshares, Inc.*	606	28,900
Northrim BanCorp, Inc.	543	17,159
OFG Bancorp	3,508	45,955
Old Line Bancshares, Inc.	671	16,091
Old National Bancorp	10,680	193,842
Old Second Bancorp, Inc.	2,279	25,183
Opus Bank	496	14,905
Orrstown Financial Services, Inc.	581	13,014
Pacific Continental Corp.	1,670	36,490
Pacific Mercantile Bancorp*	1,219	8,899
Pacific Premier Bancorp, Inc.*	1,453	51,364
Paragon Commercial Corp.*	70	3,060
Park National Corp.	1,068	127,797
Park Sterling Corp.	2,799	30,201
Peapack-Gladstone Financial Corp.	1,264	39,032
Penns Woods Bancorp, Inc.	364	18,382
Peoples Bancorp, Inc.	1,286	41,744
Peoples Financial Services Corp.	547	26,639
People’s Utah Bancorp	1,060	28,461
Pinnacle Financial Partners, Inc.	3,000	207,900
Preferred Bank	965	50,585
Premier Financial Bancorp, Inc.	740	14,874
PrivateBancorp, Inc.	6,284	340,530
Prosperity Bancshares, Inc.	5,345	383,664
QCR Holdings, Inc.	953	41,265
Renasant Corp.	3,263	137,764
Republic Bancorp, Inc., Class A	772	30,525
Republic First Bancorp, Inc.*	3,672	30,661
S&T Bancorp, Inc.	2,731	106,618
Sandy Spring Bancorp, Inc.	1,884	75,341
Seacoast Banking Corp. of Florida*	2,390	52,723
Shore Bancshares, Inc.	1,011	15,418
Sierra Bancorp	930	24,729
Simmons First National Corp., Class A (x)	2,347	145,866
South State Corp.	1,893	165,448
Southern First Bancshares, Inc.*	455	16,380
Southern National Bancorp of Virginia, Inc.	880	14,379
Southside Bancshares, Inc.	1,975	74,398
Southwest Bancorp, Inc./Oklahoma	1,451	42,079
State Bank Financial Corp.	2,829	75,987
Sterling Bancorp	10,126	236,948
Stock Yards Bancorp, Inc.	1,709	80,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Stonegate Bank	992	$41,396
Suffolk Bancorp	917	39,266
Summit Financial Group, Inc. (x)	665	18,307
Sun Bancorp, Inc.	874	22,724
Texas Capital Bancshares, Inc.*	3,624	284,122
Tompkins Financial Corp. (x)	1,168	110,423
Towne Bank	4,462	148,362
TriCo Bancshares	1,621	55,406
TriState Capital Holdings, Inc.*	1,772	39,161
Triumph Bancorp, Inc.*	1,245	32,557
Trustmark Corp.	5,407	192,760
UMB Financial Corp.	3,580	276,090
Umpqua Holdings Corp.	17,625	330,998
Union Bankshares Corp.	3,507	125,340
United Bankshares, Inc. (x)	5,241	242,396
United Community Banks, Inc.	5,630	166,761
Univest Corp. of Pennsylvania	1,976	61,058
Valley National Bancorp	19,775	230,181
Veritex Holdings, Inc.*	460	12,287
Washington Trust Bancorp, Inc.	1,189	66,643
WashingtonFirst Bankshares, Inc.	672	19,481
Webster Financial Corp.	7,336	398,198
WesBanco, Inc. (x)	3,244	139,687
West Bancorporation, Inc.	1,259	31,097
Westamerica Bancorp (x)	1,988	125,105
Wintrust Financial Corp.	4,109	298,190
Xenith Bankshares, Inc.*	489	13,790
Yadkin Financial Corp.	4,011	137,417

		19,768,741

Capital Markets (1.3%)
Actua Corp.*	2,886	40,404
Arlington Asset Investment Corp., Class A (x)	1,806	26,765
Associated Capital Group, Inc., Class A	365	11,990
B. Riley Financial, Inc.	726	13,395
Calamos Asset Management, Inc., Class A	1,341	11,466
Cowen Group, Inc., Class A (x)*	1,957	30,333
FBR & Co.	501	6,513
GAIN Capital Holdings, Inc.	2,491	16,391
GAMCO Investors, Inc., Class A	288	8,896
Greenhill & Co., Inc.	579	16,038
INTL FCStone, Inc.*	1,209	47,876
Investment Technology Group, Inc.	2,274	44,889
Janus Capital Group, Inc.	11,501	152,618
KCG Holdings, Inc., Class A*	4,202	55,677
Ladenburg Thalmann Financial Services, Inc.*	7,223	17,624
Manning & Napier, Inc.	1,207	9,113
Medley Management, Inc., Class A (x)	259	2,564
Morningstar, Inc.	14,000	1,029,840
OM Asset Management plc	1,029	14,921
Oppenheimer Holdings, Inc., Class A	813	15,122
Piper Jaffray Cos.*	1,169	84,753
PJT Partners, Inc., Class A	1,425	44,004
Pzena Investment Management, Inc., Class A	286	3,177

Safeguard Scientifics, Inc.*	1,619	$21,776
Stifel Financial Corp.*	5,113	255,394
Virtu Financial, Inc., Class A	136	2,169
Virtus Investment Partners, Inc. (x)	354	41,790
Waddell & Reed Financial, Inc., Class A (x)	5,699	111,187
Walter Investment Management Corp. (x)*	1,412	6,707
Wins Finance Holdings, Inc. (x)*	109	19,620

		2,163,012

Consumer Finance (2.7%)
Encore Capital Group, Inc. (x)*	1,930	55,294
Enova International, Inc.*	2,161	27,121
EZCORP, Inc., Class A*	4,063	43,271
FirstCash, Inc.	1,609	75,623
Green Dot Corp., Class A*	2,836	66,788
LendingClub Corp.*	14,809	77,747
Nelnet, Inc., Class A	1,628	82,621
PRA Group, Inc.*	3,672	143,575
Regional Management Corp.*	140,787	3,699,882
World Acceptance Corp. (x)*	492	31,626

		4,303,548

Diversified Financial Services (0.1%)
FNFV Group*	5,369	73,555
Marlin Business Services Corp.	633	13,230
NewStar Financial, Inc.*	1,754	16,224
On Deck Capital, Inc. (x)*	3,895	18,034
PICO Holdings, Inc.*	1,624	24,604
Tiptree Financial, Inc.	1,808	11,119

		156,766

Insurance (1.8%)
Ambac Financial Group, Inc.*	3,460	77,850
American Equity Investment Life Holding Co.	6,670	150,342
AMERISAFE, Inc.	393	24,503
Argo Group International Holdings Ltd.	2,298	151,438
Atlas Financial Holdings, Inc.*	476	8,592
Baldwin & Lyons, Inc., Class B	761	19,177
Blue Capital Reinsurance Holdings Ltd.	486	8,967
Citizens, Inc. (x)*	3,723	36,560
CNO Financial Group, Inc.	14,331	274,439
Donegal Group, Inc., Class A	698	12,201
EMC Insurance Group, Inc.	692	20,767
Employers Holdings, Inc.	2,536	100,426
Enstar Group Ltd.*	909	179,709
FBL Financial Group, Inc., Class A	812	63,458
Federated National Holding Co.	1,045	19,531
Fidelity & Guaranty Life (x)	1,009	23,913
Genworth Financial, Inc., Class A*	37,550	143,065
Global Indemnity Ltd.*	705	26,938
Greenlight Capital Reinsurance Ltd., Class A*	2,343	53,420
Hallmark Financial Services, Inc.*	1,207	14,037
HCI Group, Inc. (x)	734	28,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Heritage Insurance Holdings, Inc.	2,193	$34,364
Horace Mann Educators Corp.	3,238	138,586
Independence Holding Co.	625	12,219
Infinity Property & Casualty Corp.	871	76,561
Investors Title Co.	121	19,140
James River Group Holdings Ltd.	1,166	48,447
Kemper Corp.	3,156	139,811
Kinsale Capital Group, Inc.	480	16,325
Maiden Holdings Ltd.	4,524	78,944
MBIA, Inc.*	10,604	113,463
National General Holdings Corp.	1,638	40,934
National Western Life Group, Inc., Class A	187	58,120
Navigators Group, Inc. (The)	905	106,564
OneBeacon Insurance Group Ltd., Class A	1,619	25,985
RLI Corp.	548	34,595
Safety Insurance Group, Inc.	1,161	85,566
Selective Insurance Group, Inc.	4,499	193,682
State Auto Financial Corp.	1,249	33,486
State National Cos., Inc.	2,304	31,933
Stewart Information Services Corp.	1,819	83,819
Third Point Reinsurance Ltd.*	4,913	56,745
United Fire Group, Inc.	1,746	85,851
United Insurance Holdings Corp.	370	5,602
Universal Insurance Holdings, Inc. (x)	737	20,931

		2,979,984

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	2,240	38,326
Altisource Residential Corp. (REIT)	4,219	46,578
Anworth Mortgage Asset Corp. (REIT)	7,581	39,194
Apollo Commercial Real Estate Finance, Inc. (REIT)	5,783	96,113
Ares Commercial Real Estate Corp. (REIT)	2,175	29,863
ARMOUR Residential REIT, Inc. (REIT)	2,940	63,777
Capstead Mortgage Corp. (REIT)	7,710	78,565
Colony Capital, Inc. (REIT), Class A (x)	9,046	183,181
CYS Investments, Inc. (REIT)	12,164	94,028
Dynex Capital, Inc. (REIT)	3,552	24,225
Great Ajax Corp. (REIT)	1,196	15,871
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,276	62,211
Invesco Mortgage Capital, Inc. (REIT)	9,026	131,780
Ladder Capital Corp. (REIT)	3,074	42,175
MTGE Investment Corp. (REIT)	3,741	58,734
New Residential Investment Corp. (REIT)	19,562	307,515
New York Mortgage Trust, Inc. (REIT) (x)	8,864	58,502

Orchid Island Capital, Inc. (REIT) (x)	1,563	$16,927
Owens Realty Mortgage, Inc. (REIT) (x)	789	14,612
PennyMac Mortgage Investment Trust (REIT)‡	5,459	89,364
Redwood Trust, Inc. (REIT)	6,126	93,176
Resource Capital Corp. (REIT) (x)	2,450	20,409
Western Asset Mortgage Capital Corp. (REIT)	3,325	33,483

		1,638,609

Thrifts & Mortgage Finance (2.0%)
Astoria Financial Corp.	7,429	138,551
Bank Mutual Corp.	3,281	31,005
BankFinancial Corp.	1,196	17,725
Bear State Financial, Inc. (x)	1,479	15,012
Beneficial Bancorp, Inc.	5,608	103,187
BofI Holding, Inc. (x)*	314	8,965
Capitol Federal Financial, Inc.	10,258	168,847
Charter Financial Corp.	1,097	18,287
Clifton Bancorp, Inc. (x)	1,753	29,661
Dime Community Bancshares, Inc.	2,533	50,913
ESSA Bancorp, Inc.	655	10,296
EverBank Financial Corp.	8,293	161,299
Federal Agricultural Mortgage Corp., Class C	693	39,688
First Defiance Financial Corp.	705	35,772
Flagstar Bancorp, Inc.*	1,698	45,744
Greene County Bancorp, Inc. (x)	181	4,145
Hingham Institution for Savings	58	11,413
Home Bancorp, Inc.	394	15,212
HomeStreet, Inc.*	1,908	60,293
Impac Mortgage Holdings, Inc. (x)*	859	12,043
Kearny Financial Corp.	6,974	108,446
Lake Sunapee Bank Group	630	14,862
Meridian Bancorp, Inc.	3,273	61,860
Meta Financial Group, Inc.	661	68,017
MGIC Investment Corp.*	27,277	277,953
Nationstar Mortgage Holdings, Inc. (x)*	1,355	24,471
NMI Holdings, Inc., Class A*	4,039	43,015
Northfield Bancorp, Inc.	3,046	60,829
Northwest Bancshares, Inc.	7,736	139,480
OceanFirst Financial Corp.	1,820	54,655
Ocwen Financial Corp.*	8,185	44,117
Oritani Financial Corp.	3,086	57,862
PennyMac Financial Services, Inc., Class A*‡	468	7,792
PHH Corp.*	4,160	63,066
Provident Bancorp, Inc.*	320	5,728
Provident Financial Holdings, Inc.	522	10,555
Provident Financial Services, Inc.	4,925	139,377
Radian Group, Inc.	17,229	309,777
SI Financial Group, Inc.	884	13,614
Southern Missouri Bancorp, Inc. (x)	459	16,239
Territorial Bancorp, Inc.	606	19,901
TrustCo Bank Corp.	7,325	64,094
United Community Financial Corp.	3,732	33,364
United Financial Bancorp, Inc.	4,051	73,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Walker & Dunlop, Inc.*	2,218	$69,202
Washington Federal, Inc.	7,267	249,621
Waterstone Financial, Inc.	2,024	37,242
Western New England Bancorp, Inc.	1,677	15,680
WSFS Financial Corp.	2,314	107,254

		3,169,697

Total Financials		34,180,357

Health Care (3.6%)
Biotechnology (0.8%)
Acorda Therapeutics, Inc.*	2,990	56,212
Adamas Pharmaceuticals, Inc. (x)*	693	11,712
Adverum Biotechnologies, Inc. (x)*	1,932	5,603
Agenus, Inc. (x)*	1,006	4,145
Akebia Therapeutics, Inc.*	2,000	20,820
AMAG Pharmaceuticals, Inc.*	1,959	68,173
Ardelyx, Inc.*	2,093	29,721
ARIAD Pharmaceuticals, Inc. (x)*	908	11,295
Array BioPharma, Inc. (x)*	12,139	106,702
Arrowhead Pharmaceuticals, Inc. (x)*	345	535
Atara Biotherapeutics, Inc. (x)*	1,732	24,594
Audentes Therapeutics, Inc.*	67	1,224
Bellicum Pharmaceuticals, Inc. (x)*	577	7,859
BioCryst Pharmaceuticals, Inc. (x)*	996	6,305
Bluebird Bio, Inc.*	2,013	124,202
Cara Therapeutics, Inc. (x)*	1,496	13,898
Celldex Therapeutics, Inc. (x)*	7,706	27,279
Cellular Biomedicine Group, Inc.*	298	3,904
Chimerix, Inc.*	3,541	16,289
Cidara Therapeutics, Inc. (x)*	924	9,610
Concert Pharmaceuticals, Inc.*	793	8,160
Corvus Pharmaceuticals, Inc. (x)*	223	3,189
Dimension Therapeutics, Inc.*	604	2,627
Edge Therapeutics, Inc.*	807	10,087
Enanta Pharmaceuticals, Inc.*	1,260	42,210
Epizyme, Inc. (x)*	951	11,507
Esperion Therapeutics, Inc. (x)*	1,196	14,974
Exelixis, Inc.*	6,981	104,087
Five Prime Therapeutics, Inc.*	1,669	83,634
Idera Pharmaceuticals, Inc. (x)*	465	697
Ignyta, Inc. (x)*	837	4,436
Immunomedics, Inc. (x)*	561	2,059
Inotek Pharmaceuticals Corp. (x)*	234	1,427
Karyopharm Therapeutics, Inc.*	1,524	14,326
Merrimack Pharmaceuticals, Inc. (x)*	3,723	15,190
Momenta Pharmaceuticals, Inc.*	4,003	60,245
NantKwest, Inc. (x)*	1,200	6,864
NewLink Genetics Corp.*	434	4,461
Osiris Therapeutics, Inc. (x)*	133	653
Otonomy, Inc.*	1,927	30,639
OvaScience, Inc. (x)*	2,255	3,450
PDL BioPharma, Inc.	13,495	28,609

Pfenex, Inc.*	79	$717
Portola Pharmaceuticals, Inc. (x)*	342	7,674
Protagonist Therapeutics, Inc. (x)*	102	2,243
PTC Therapeutics, Inc.*	2,689	29,337
REGENXBIO, Inc.*	1,624	30,125
Retrophin, Inc. (x)*	2,913	55,143
Rigel Pharmaceuticals, Inc.*	1,410	3,356
Selecta Biosciences, Inc.*	66	1,132
Spectrum Pharmaceuticals, Inc.*	4,345	19,248
Stemline Therapeutics, Inc.*	1,089	11,652
Syndax Pharmaceuticals, Inc.*	187	1,341
Syros Pharmaceuticals, Inc.*	130	1,581
Versartis, Inc.*	2,268	33,793
Voyager Therapeutics, Inc. (x)*	520	6,625
Zafgen, Inc.*	1,896	6,029

		1,213,609

Health Care Equipment & Supplies (2.1%)
Abaxis, Inc.	45,000	2,374,650
Analogic Corp.	904	74,987
AngioDynamics, Inc.*	2,167	36,557
Anika Therapeutics, Inc.*	204	9,988
AtriCure, Inc.*	527	10,313
Cerus Corp. (x)*	1,051	4,572
CONMED Corp.	2,218	97,969
CryoLife, Inc.*	908	17,388
Exactech, Inc.*	826	22,550
Haemonetics Corp.*	4,085	164,217
Halyard Health, Inc.*	3,741	138,342
ICU Medical, Inc.*	379	55,846
Integer Holdings Corp.*	2,460	72,447
Invacare Corp.	2,560	33,408
K2M Group Holdings, Inc.*	1,416	28,377
Meridian Bioscience, Inc.	460	8,142
Merit Medical Systems, Inc.*	2,109	55,889
Quidel Corp.*	139	2,977
Rockwell Medical, Inc. (x)*	350	2,293
RTI Surgical, Inc.*	4,724	15,353
Tactile Systems Technology, Inc.*	25	410
TransEnterix, Inc. (x)*	5,107	6,639
Wright Medical Group NV*	8,277	190,205

		3,423,519

Health Care Providers & Services (0.5%)
Aceto Corp. (x)	245	5,383
Addus HomeCare Corp.*	521	18,261
Almost Family, Inc.*	485	21,388
American Renal Associates Holdings, Inc. (x)*	89	1,894
BioScrip, Inc. (x)*	7,960	8,278
Community Health Systems, Inc.*	8,801	49,198
Genesis Healthcare, Inc.*	1,560	6,630
Healthways, Inc.*	2,540	57,785
Kindred Healthcare, Inc.	6,727	52,807
LHC Group, Inc.*	1,119	51,138
Magellan Health, Inc.*	545	41,011
Molina Healthcare, Inc.*	1,164	63,159
National HealthCare Corp.	887	67,226
National Research Corp., Class A	117	2,223
Nobilis Health Corp. (x)*	4,295	9,019
Owens & Minor, Inc.	4,427	156,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

PharMerica Corp.*	2,361	$59,379
Select Medical Holdings Corp.*	7,926	105,020
Surgery Partners, Inc.*	646	10,239
Triple-S Management Corp., Class B*	1,874	38,792
Universal American Corp.*	3,261	32,447

		857,506

Health Care Technology (0.0%)
Cotiviti Holdings, Inc. (x)*	274	9,425
Evolent Health, Inc., Class A (x)*	1,296	19,181
NantHealth, Inc.*	173	1,720
Vocera Communications, Inc.*	630	11,649

		41,975

Life Sciences Tools & Services (0.1%)
Accelerate Diagnostics, Inc. (x)*	110	2,283
Albany Molecular Research, Inc. (x)*	1,111	20,843
Enzo Biochem, Inc.*	278	1,929
Luminex Corp.*	1,845	37,324
Medpace Holdings, Inc.*	189	6,817

		69,196

Pharmaceuticals (0.1%)
Aratana Therapeutics, Inc.*	223	1,601
Clearside Biomedical, Inc.*	109	975
Egalet Corp. (x)*	1,330	10,175
Endocyte, Inc.*	2,837	7,234
Flex Pharma, Inc. (x)*	137	723
Innoviva, Inc. (x)*	753	8,057
Lannett Co., Inc. (x)*	2,225	49,061
Medicines Co. (The) (x)*	466	15,816
Novan, Inc.*	60	1,621
Omeros Corp. (x)*	1,167	11,577
Phibro Animal Health Corp., Class A	105	3,077
Tetraphase Pharmaceuticals, Inc.*	3,025	12,191
TherapeuticsMD, Inc. (x)*	759	4,379
WaVe Life Sciences Ltd. (x)*	108	2,824
Zogenix, Inc. (x)*	2,020	24,543

		153,854

Total Health Care		5,759,659

Industrials (30.0%)
Aerospace & Defense (1.1%)
AAR Corp.	2,659	87,880
Aerojet Rocketdyne Holdings, Inc.*	2,335	41,913
Aerovironment, Inc. (x)*	1,368	36,703
Cubic Corp.	2,039	97,770
Curtiss-Wright Corp.	972	95,606
DigitalGlobe, Inc.*	5,077	145,456
Ducommun, Inc.*	843	21,547
Engility Holdings, Inc.*	1,440	48,528
Esterline Technologies Corp.*	2,359	210,423
KEYW Holding Corp. (The) (x)*	2,868	33,814
KLX, Inc.*	4,231	190,860
Kratos Defense & Security Solutions, Inc. (x)*	4,283	31,694
Mercury Systems, Inc.*	2,898	87,578

Moog, Inc., Class A*	2,326	$152,772
National Presto Industries, Inc.	345	36,708
Sparton Corp.*	694	16,552
Teledyne Technologies, Inc.*	1,963	241,449
Triumph Group, Inc.	3,908	103,562
Vectrus, Inc.*	718	17,124

		1,697,939

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	3,303	52,716
Atlas Air Worldwide Holdings, Inc.*	1,969	102,683
Echo Global Logistics, Inc.*	330	8,267
Hub Group, Inc., Class A*	192	8,400
Park-Ohio Holdings Corp.	688	29,309
Radiant Logistics, Inc.*	1,156	4,508
XPO Logistics, Inc.*	7,824	337,684

		543,567

Airlines (0.1%)
SkyWest, Inc.	3,987	145,326

Building Products (1.7%)
Armstrong Flooring, Inc.*	1,763	35,101
CSW Industrials, Inc.*	1,157	42,636
Gibraltar Industries, Inc.*	888	36,985
Griffon Corp.	391	10,244
Insteel Industries, Inc.	71,000	2,530,440
Quanex Building Products Corp.	2,500	50,750
Universal Forest Products, Inc.	208	21,254

		2,727,410

Commercial Services & Supplies (5.0%)
ABM Industries, Inc.	4,432	181,003
ACCO Brands Corp.*	8,481	110,677
Advanced Disposal Services, Inc.*	404	8,977
ARC Document Solutions, Inc.*	3,499	17,775
Brady Corp., Class A	873	32,781
Casella Waste Systems, Inc., Class A*	3,102	38,496
CECO Environmental Corp.	2,348	32,754
CompX International, Inc.	131	2,109
Ennis, Inc.	2,039	35,377
Essendant, Inc.	2,992	62,533
G&K Services, Inc., Class A	375	36,169
Heritage-Crystal Clean, Inc.*	511	8,023
InnerWorkings, Inc.*	287	2,827
Interface, Inc.	601	11,148
Kimball International, Inc., Class B	459	8,060
McGrath RentCorp	1,877	73,560
Mobile Mini, Inc.	85,928	2,599,322
MSA Safety, Inc.	785	54,424
NL Industries, Inc.*	606	4,939
Quad/Graphics, Inc.	1,090	29,299
SP Plus Corp.*	95	2,674
Team, Inc.*	107,168	4,206,344
Tetra Tech, Inc.	3,881	167,465
TRC Cos., Inc.*	1,521	16,123
UniFirst Corp.	1,099	157,871
Viad Corp.	723	31,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

VSE Corp.	718	$27,887
West Corp.	3,018	74,726

		8,035,227

Construction & Engineering (2.2%)
Aegion Corp.*	2,806	66,502
Ameresco, Inc., Class A*	1,708	9,394
EMCOR Group, Inc.	4,017	284,243
Granite Construction, Inc.	761	41,855
Great Lakes Dredge & Dock Corp.*	4,354	18,287
HC2 Holdings, Inc.*	2,625	15,566
IES Holdings, Inc.*	54	1,034
Layne Christensen Co.*	1,473	16,011
MYR Group, Inc.*	1,194	44,990
NV5 Global, Inc.*	150	5,010
Orion Group Holdings, Inc.*	296,968	2,954,832
Tutor Perini Corp.*	2,563	71,764

		3,529,488

Electrical Equipment (0.3%)
American Superconductor Corp.*	944	6,957
Atkore International Group, Inc.*	397	9,492
Babcock & Wilcox Enterprises, Inc.*	3,687	61,167
Encore Wire Corp.	1,630	70,660
EnerSys	2,447	191,111
FuelCell Energy, Inc. (x)*	2,337	4,090
General Cable Corp.	302	5,753
LSI Industries, Inc.	1,657	16,139
Plug Power, Inc. (x)*	5,278	6,334
Powell Industries, Inc.	694	27,066
Power Solutions International, Inc. (x)*	99	743
Preformed Line Products Co.	195	11,333
Sunrun, Inc. (x)*	5,112	27,145
Thermon Group Holdings, Inc.*	2,576	49,176
TPI Composites, Inc. (x)*	450	7,218
Vicor Corp.*	113	1,706

		496,090

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	1,087	27,392

Machinery (3.9%)
Actuant Corp., Class A	2,463	63,915
Alamo Group, Inc.	585	44,519
Albany International Corp., Class A	1,951	90,331
Altra Industrial Motion Corp.	337	12,435
American Railcar Industries, Inc. (x)	615	27,853
Astec Industries, Inc.	816	55,047
Barnes Group, Inc.	4,001	189,727
Blue Bird Corp.*	398	6,149
Briggs & Stratton Corp.	3,418	76,085
Chart Industries, Inc.*	2,462	88,681
CIRCOR International, Inc.	1,326	86,031
Columbus McKinnon Corp.	1,569	42,426
DMC Global, Inc.	1,095	17,356
Douglas Dynamics, Inc.	246	8,278
ESCO Technologies, Inc.	2,042	115,679

ExOne Co. (The) (x)*	766	$7,155
Federal Signal Corp.	4,804	74,991
Franklin Electric Co., Inc.	220	8,558
FreightCar America, Inc.	961	14,348
Gencor Industries, Inc.*	588	9,232
Global Brass & Copper Holdings, Inc.	152	5,214
Gorman-Rupp Co. (The)	189	5,850
Graham Corp.	776	17,188
Greenbrier Cos., Inc. (The) (x)	2,184	90,745
Hardinge, Inc.	947	10,493
Harsco Corp.	6,395	86,972
Hurco Cos., Inc.	511	16,914
Hyster-Yale Materials Handling, Inc.	521	33,224
Joy Global, Inc.	7,856	219,968
Kadant, Inc.	707	43,268
Kennametal, Inc.	6,293	196,719
Lindsay Corp.	112	8,356
Manitowoc Co., Inc. (The)*	10,259	61,349
Meritor, Inc.*	6,630	82,345
Milacron Holdings Corp.*	178	3,316
Miller Industries, Inc.	803	21,239
Mueller Industries, Inc.	1,292	51,628
Navistar International Corp.*	120,696	3,786,234
NN, Inc.	2,114	40,272
Rexnord Corp.*	1,556	30,482
SPX Corp.*	3,242	76,900
SPX FLOW, Inc.*	2,853	91,467
Standex International Corp.	234	20,557
Sun Hydraulics Corp.	190	7,594
Supreme Industries, Inc., Class A	426	6,688
Tennant Co.	81	5,767
Titan International, Inc. (x)	3,577	40,098
TriMas Corp.*	3,632	85,352
Wabash National Corp.	3,813	60,322
Watts Water Technologies, Inc., Class A	153	9,976

		6,255,293

Marine (2.0%)
Costamare, Inc.	2,102	11,771
Kirby Corp.*	48,000	3,192,000
Matson, Inc.	1,910	67,595
Scorpio Bulkers, Inc.*	4,509	22,771

		3,294,137

Professional Services (0.5%)
Acacia Research Corp.	3,321	21,586
CBIZ, Inc.*	4,103	56,211
Cogint, Inc. (x)*	1,299	4,482
CRA International, Inc.	691	25,291
Franklin Covey Co.*	184	3,708
FTI Consulting, Inc.*	3,061	137,990
Heidrick & Struggles International, Inc.	1,472	35,549
Hill International, Inc.*	1,738	7,560
Huron Consulting Group, Inc.*	1,537	77,849
ICF International, Inc.*	1,485	81,972
Kelly Services, Inc., Class A	2,367	54,252
Korn/Ferry International	1,894	55,740
Navigant Consulting, Inc.*	3,841	100,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Resources Connection, Inc.	2,650	$51,013
RPX Corp.*	4,090	44,172
TrueBlue, Inc.*	3,173	78,214

		836,146

Road & Rail (4.3%)
ArcBest Corp.	1,980	54,747
Celadon Group, Inc.	2,205	15,766
Covenant Transportation Group, Inc., Class A*	943	18,238
Genesee & Wyoming, Inc., Class A*	43,000	2,984,630
Knight Transportation, Inc.	352	11,634
Marten Transport Ltd.	1,821	42,429
P.A.M. Transportation Services, Inc.*	196	5,092
Roadrunner Transportation Systems, Inc.*	2,534	26,328
Saia, Inc.*	84,517	3,731,425
Universal Logistics Holdings, Inc.	212	3,466
USA Truck, Inc.*	728	6,341
Werner Enterprises, Inc.	3,567	96,131
YRC Worldwide, Inc.*	2,083	27,662

		7,023,889

Trading Companies & Distributors (8.6%)
Aircastle Ltd.	3,846	80,189
Applied Industrial Technologies, Inc.	1,647	97,832
BMC Stock Holdings, Inc. (x)*	125,657	2,450,311
CAI International, Inc.*	1,297	11,245
DXP Enterprises, Inc.*	97,197	3,376,624
GATX Corp. (x)	3,266	201,120
Kaman Corp.	1,959	95,854
Lawson Products, Inc.*	142	3,380
MRC Global, Inc.*	7,505	152,051
Neff Corp., Class A*	453	6,387
NOW, Inc.*	8,510	174,200
Rush Enterprises, Inc., Class A*	115,318	3,678,644
Rush Enterprises, Inc., Class B*	493	15,219
Textainer Group Holdings Ltd. (x)	1,840	13,708
Titan Machinery, Inc.*	1,426	20,777
Triton International Ltd.	221,648	3,502,038
Veritiv Corp.*	630	33,863
Willis Lease Finance Corp.*	309	7,904

		13,921,346

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,468	51,847

Total Industrials		48,585,097

Information Technology (6.3%)
Communications Equipment (0.7%)
ADTRAN, Inc.	1,386	30,977
Applied Optoelectronics, Inc.*	1,324	31,035
Bel Fuse, Inc., Class B	737	22,773
Black Box Corp.	1,174	17,904
Calix, Inc.*	3,317	25,541
Comtech Telecommunications Corp.	1,805	21,389
Digi International, Inc.*	2,068	28,435

EMCORE Corp.	2,139	$18,609
Finisar Corp.*	8,582	259,777
Harmonic, Inc. (x)*	6,166	30,830
Infinera Corp.*	3,412	28,968
Ixia*	5,172	83,269
KVH Industries, Inc.*	1,235	14,573
NETGEAR, Inc.*	873	47,448
NetScout Systems, Inc.*	7,201	226,832
Oclaro, Inc.*	1,369	12,253
Quantenna Communications, Inc.*	219	3,970
ShoreTel, Inc.*	4,132	29,544
Silicom Ltd.	335	13,765
Sonus Networks, Inc.*	3,318	20,903
ViaSat, Inc.*	455	30,130
Viavi Solutions, Inc.*	18,804	153,817

		1,152,742

Electronic Equipment, Instruments & Components (1.6%)
Agilysys, Inc.*	1,108	11,479
Anixter International, Inc.*	2,307	186,982
AVX Corp.	3,705	57,909
Benchmark Electronics, Inc.*	3,930	119,865
Control4 Corp.*	1,616	16,483
CTS Corp.	2,502	56,045
Daktronics, Inc.	3,028	32,400
Electro Scientific Industries, Inc.*	2,187	12,947
ePlus, Inc.*	141	16,243
FARO Technologies, Inc.*	998	35,928
II-VI, Inc.*	3,403	100,899
Insight Enterprises, Inc.*	2,911	117,721
InvenSense, Inc.*	6,588	84,261
Kimball Electronics, Inc.*	2,234	40,659
Knowles Corp. (x)*	7,068	118,106
Maxwell Technologies, Inc. (x)*	2,569	13,153
Methode Electronics, Inc.	238	9,841
MTS Systems Corp.	122	6,917
Novanta, Inc.*	1,868	39,228
OSI Systems, Inc.*	1,413	107,558
Park Electrochemical Corp.	1,534	28,609
PC Connection, Inc.	893	25,084
Plexus Corp.*	2,649	143,152
RadiSys Corp.*	165	731
Rogers Corp.*	952	73,123
Sanmina Corp.*	5,848	214,329
ScanSource, Inc.*	2,030	81,911
SYNNEX Corp.	2,341	283,308
Systemax, Inc.	875	7,674
Tech Data Corp.*	2,781	235,495
TTM Technologies, Inc.*	5,865	79,940
Vishay Intertechnology, Inc. (x)	10,820	175,284
Vishay Precision Group, Inc.*	960	18,144

		2,551,408

Internet Software & Services (1.5%)
Apptio, Inc., Class A*	97	1,797
Autobytel, Inc.*	551	7,411
Bankrate, Inc.*	3,834	42,366
Bazaarvoice, Inc.*	6,596	31,991
Blucora, Inc.*	2,508	36,993
ChannelAdvisor Corp.*	130	1,866
Coupa Software, Inc. (x)*	123	3,076

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Global Sources Ltd.*	642	$5,682
Intralinks Holdings, Inc.*	3,141	42,466
Limelight Networks, Inc. (x)*	5,814	14,651
Liquidity Services, Inc.*	1,982	19,325
Marchex, Inc., Class B*	2,799	7,417
MeetMe, Inc.*	415	2,046
NIC, Inc.	90,000	2,151,000
Numerex Corp., Class A*	890	6,586
QuinStreet, Inc.*	2,966	11,152
RealNetworks, Inc.*	1,897	9,220
Reis, Inc.	237	5,273
RetailMeNot, Inc.*	3,111	28,932
Rightside Group Ltd.*	905	7,484
TechTarget, Inc.*	862	7,353
Trade Desk, Inc. (The), Class A (x)*	272	7,526

		2,451,613

IT Services (0.5%)
Acxiom Corp.*	3,213	86,108
CACI International, Inc., Class A*	1,950	242,385
Cass Information Systems, Inc.	367	27,000
Convergys Corp.	3,584	88,023
Datalink Corp.*	1,499	16,879
EVERTEC, Inc.	934	16,578
ManTech International Corp., Class A	2,002	84,584
MoneyGram International, Inc.*	2,386	28,179
NCI, Inc., Class A	524	7,310
NeuStar, Inc., Class A*	359	11,991
Perficient, Inc.*	918	16,056
PFSweb, Inc.*	116	986
ServiceSource International, Inc.*	1,772	10,065
Sykes Enterprises, Inc.*	3,176	91,659
Travelport Worldwide Ltd.	2,485	35,039
Unisys Corp. (x)*	1,359	20,317

		783,159

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Energy Industries, Inc.*	176	9,636
Advanced Micro Devices, Inc.*	31,281	354,726
Alpha & Omega Semiconductor Ltd.*	1,426	30,331
Ambarella, Inc. (x)*	1,537	83,198
Amkor Technology, Inc.*	7,585	80,022
Axcelis Technologies, Inc.*	2,323	33,800
Brooks Automation, Inc.	5,454	93,100
Cabot Microelectronics Corp.	1,641	103,662
Cavium, Inc.*	664	41,460
Cohu, Inc.	2,092	29,079
Diodes, Inc.*	3,067	78,730
DSP Group, Inc.*	1,708	22,289
Entegris, Inc.*	4,228	75,681
Exar Corp.*	2,677	28,858
FormFactor, Inc.*	2,333	26,130
GigPeak, Inc.*	4,265	10,748
Impinj, Inc. (x)*	174	6,149
Intersil Corp., Class A	10,682	238,209
IXYS Corp.	1,991	23,693
Kopin Corp.*	4,879	13,856

MKS Instruments, Inc.	4,017	$238,610
Nanometrics, Inc.*	349	8,746
NeoPhotonics Corp.*	2,067	22,344
NVE Corp.	186	13,286
PDF Solutions, Inc.*	118	2,661
Photronics, Inc.*	5,215	58,929
Rambus, Inc.*	6,515	89,712
Rudolph Technologies, Inc.*	2,399	56,017
Sigma Designs, Inc.*	2,861	17,166
Tessera Holding Corp.	1,384	61,173
Ultra Clean Holdings, Inc.*	2,535	24,589
Ultratech, Inc.*	1,588	38,080
Veeco Instruments, Inc.*	3,202	93,338
Xcerra Corp.*	4,248	32,455

		2,140,463

Software (0.6%)
Blackline, Inc.*	128	3,537
Bottomline Technologies de, Inc.*	435	10,884
Digimarc Corp.*	37	1,110
EnerNOC, Inc. (x)*	312	1,872
Everbridge, Inc. (x)*	89	1,642
Glu Mobile, Inc. (x)*	8,306	16,114
Mentor Graphics Corp.	8,562	315,852
MicroStrategy, Inc., Class A*	359	70,866
Park City Group, Inc. (x)*	68	864
Progress Software Corp.	3,498	111,691
QAD, Inc., Class A	775	23,560
Rosetta Stone, Inc.*	345	3,074
Rubicon Project, Inc. (The)*	1,808	13,415
SecureWorks Corp., Class A*	345	3,653
Silver Spring Networks, Inc.*	172	2,289
Tangoe, Inc.*	2,225	17,533
Telenav, Inc.*	2,598	18,316
TiVo Corp.*	6,473	135,286
VASCO Data Security International, Inc.*	249	3,399
Verint Systems, Inc.*	4,992	175,968

		930,925

Technology Hardware, Storage & Peripherals (0.1%)
Avid Technology, Inc.*	865	3,806
CPI Card Group, Inc.	1,100	4,565
Diebold Nixdorf, Inc.	3,665	92,175
Eastman Kodak Co.*	259	4,014
Immersion Corp.*	1,590	16,902
Stratasys Ltd.*	2,077	34,354
Super Micro Computer, Inc.*	2,449	68,694
USA Technologies, Inc. (x)*	371	1,595

		226,105

Total Information Technology		10,236,415

Materials (2.3%)
Chemicals (0.9%)
A. Schulman, Inc.	2,274	76,065
AgroFresh Solutions, Inc.*	1,825	4,836
American Vanguard Corp.	2,267	43,413
Calgon Carbon Corp.	4,050	68,850
Chemours Co. (The)	2,400	53,016
Chemtura Corp.*	2,525	83,830
FutureFuel Corp.	1,987	27,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

GCP Applied Technologies, Inc.*	890	$23,808
Hawkins, Inc.	612	33,017
Ingevity Corp.*	676	37,085
Innophos Holdings, Inc.	165	8,623
Innospec, Inc.	1,880	128,780
KMG Chemicals, Inc.	401	15,595
Koppers Holdings, Inc.*	323	13,017
Kraton Corp.*	2,377	67,697
Kronos Worldwide, Inc. (x)	1,760	21,014
LSB Industries, Inc. (x)*	1,684	14,179
Minerals Technologies, Inc.	1,289	99,575
Olin Corp.	13,224	338,667
OMNOVA Solutions, Inc.*	1,261	12,610
Quaker Chemical Corp.	257	32,881
Rayonier Advanced Materials, Inc. (x)	1,377	21,289
Stepan Co.	1,426	116,191
TerraVia Holdings, Inc. (x)*	6,339	7,290
Trecora Resources*	271	3,753
Tredegar Corp.	2,030	48,720
Tronox Ltd., Class A	5,177	53,375
Valhi, Inc.	1,880	6,505

		1,461,300

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	153	11,590

Containers & Packaging (0.1%)
Greif, Inc., Class A	2,029	104,108
Greif, Inc., Class B	460	31,073
UFP Technologies, Inc.*	507	12,903

		148,084

Metals & Mining (1.1%)
AK Steel Holding Corp.*	24,776	252,963
Allegheny Technologies, Inc. (x)	8,691	138,448
Ampco-Pittsburgh Corp.	683	11,440
Carpenter Technology Corp.	3,680	133,106
Century Aluminum Co.*	3,759	32,177
Cliffs Natural Resources, Inc.*	17,609	148,092
Coeur Mining, Inc.*	3,654	33,215
Commercial Metals Co.	9,160	199,505
Ferroglobe plc (x)	5,264	57,009
Gold Resource Corp. (x)	785	3,415
Handy & Harman Ltd.*	241	6,157
Haynes International, Inc.	992	42,646
Hecla Mining Co.	30,696	160,847
Kaiser Aluminum Corp.	895	69,532
Materion Corp.	1,596	63,202
Olympic Steel, Inc.	724	17,542
Ryerson Holding Corp.*	1,016	13,564
Schnitzer Steel Industries, Inc., Class A	2,088	53,662
Stillwater Mining Co.*	9,802	157,910
SunCoke Energy, Inc.*	5,180	58,741
TimkenSteel Corp.*	3,178	49,195

		1,702,368

Paper & Forest Products (0.2%)
Boise Cascade Co.*	452	10,170
KapStone Paper and Packaging Corp.	6,417	141,495

Louisiana-Pacific Corp.*	797	$15,087
P.H. Glatfelter Co.	3,498	83,567
Schweitzer-Mauduit International, Inc.	1,964	89,421

		339,740

Total Materials		3,663,082

Real Estate (5.0%)
Equity Real Estate Investment Trusts (REITs) (4.7%)
Acadia Realty Trust (REIT)	5,047	164,936
Agree Realty Corp. (REIT)	1,873	86,252
Alexander’s, Inc. (REIT)	7	2,988
American Assets Trust, Inc. (REIT)	2,040	87,883
Armada Hoffler Properties, Inc. (REIT)	309	4,502
Ashford Hospitality Prime, Inc. (REIT)	1,902	25,962
Ashford Hospitality Trust, Inc. (REIT)	6,346	49,245
Bluerock Residential Growth REIT, Inc. (REIT)	1,516	20,799
CatchMark Timber Trust, Inc. (REIT), Class A	3,098	34,883
CBL & Associates Properties, Inc. (REIT)	13,585	156,227
Cedar Realty Trust, Inc. (REIT)	6,657	43,470
Chatham Lodging Trust (REIT)	3,020	62,061
Chesapeake Lodging Trust (REIT)	3,505	90,639
City Office REIT, Inc. (REIT)	286	3,767
Colony Starwood Homes (REIT)	5,213	150,187
Community Healthcare Trust, Inc. (REIT)	1,010	23,260
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	959	33,450
Cousins Properties, Inc. (REIT)	27,046	230,161
DiamondRock Hospitality Co. (REIT)	16,003	184,515
Easterly Government Properties, Inc. (REIT)	2,592	51,892
Education Realty Trust, Inc. (REIT)	5,168	218,606
Farmland Partners, Inc. (REIT) (x)	944	10,535
FelCor Lodging Trust, Inc. (REIT)	1,385	11,094
First Industrial Realty Trust, Inc. (REIT)	7,293	204,569
First Potomac Realty Trust (REIT)	4,665	51,175
Four Corners Property Trust, Inc. (REIT)	1,102	22,613
Franklin Street Properties Corp. (REIT)	8,392	108,760
GEO Group, Inc. (The) (REIT)	4,674	167,937
Getty Realty Corp. (REIT)	2,086	53,172
Gladstone Commercial Corp. (REIT)	1,746	35,095
Global Medical REIT, Inc. (REIT) (x)	613	5,468

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Global Net Lease, Inc. (REIT) (x)	13,688	$107,177
Government Properties Income Trust (REIT)	5,612	106,993
Gramercy Property Trust (REIT)	28,642	262,934
Healthcare Realty Trust, Inc. (REIT)	9,119	276,488
Hersha Hospitality Trust (REIT)	3,182	68,413
Hudson Pacific Properties, Inc. (REIT)	8,430	293,195
Independence Realty Trust, Inc. (REIT) (x)	4,499	40,131
InfraREIT, Inc. (REIT)*	3,238	57,993
Investors Real Estate Trust (REIT)	9,711	69,239
Kite Realty Group Trust (REIT)	6,630	155,672
LaSalle Hotel Properties (REIT)	8,515	259,452
Lexington Realty Trust (REIT)	18,303	197,672
LTC Properties, Inc. (REIT)	407	19,121
Mack-Cali Realty Corp. (REIT)	7,186	208,538
MedEquities Realty Trust, Inc. (REIT)	457	5,073
Medical Properties Trust, Inc. (REIT)	15,690	192,987
Monmouth Real Estate Investment Corp. (REIT) (x)	4,305	65,608
Monogram Residential Trust, Inc. (REIT) (x)	13,546	146,568
National Storage Affiliates Trust (REIT)	2,515	55,506
New Senior Investment Group, Inc. (REIT)	6,221	60,904
New York REIT, Inc. (REIT)	13,284	134,434
NexPoint Residential Trust, Inc. (REIT)	1,440	32,170
NorthStar Realty Europe Corp. (REIT)	4,344	54,604
One Liberty Properties, Inc. (REIT)	1,043	26,200
Parkway, Inc. (REIT)*	3,405	75,761
Pebblebrook Hotel Trust (REIT)	5,756	171,241
Pennsylvania REIT (REIT)	3,921	74,342
Physicians Realty Trust (REIT)	5,277	100,052
Preferred Apartment Communities, Inc. (REIT), Class A (x)	1,767	26,346
RAIT Financial Trust (REIT)	7,044	23,668
Ramco-Gershenson Properties Trust (REIT)	6,337	105,067
Retail Opportunity Investments Corp. (REIT)	2,525	53,353
Rexford Industrial Realty, Inc. (REIT)	3,249	75,344
RLJ Lodging Trust (REIT)	9,704	237,651
Sabra Health Care REIT, Inc. (REIT)	4,368	106,667
Saul Centers, Inc. (REIT)	90	5,995
Select Income REIT (REIT)	5,089	128,243
Seritage Growth Properties (REIT), Class A (x)	2,008	85,762
Silver Bay Realty Trust Corp. (REIT)	2,692	46,141
Summit Hotel Properties, Inc. (REIT)	6,991	112,066

Sunstone Hotel Investors, Inc. (REIT)	17,335	$264,359
Terreno Realty Corp. (REIT)	2,713	77,293
Tier REIT, Inc. (REIT)	3,840	66,778
UMH Properties, Inc. (REIT)	1,373	20,664
Washington Prime Group, Inc. (REIT)	11,816	123,005
Washington Real Estate Investment Trust (REIT)	3,864	126,314
Whitestone REIT (REIT)	2,054	29,536
Xenia Hotels & Resorts, Inc. (REIT)	8,324	161,652

		7,590,475

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	1,764	79,151
AV Homes, Inc.*	673	10,633
Consolidated-Tomoka Land Co.	38	2,030
Forestar Group, Inc.*	2,492	33,144
FRP Holdings, Inc.*	500	18,850
Griffin Industrial Realty, Inc.	49	1,555
Kennedy-Wilson Holdings, Inc.	3,313	67,916
RE/MAX Holdings, Inc., Class A	1,424	79,744
St Joe Co. (The)*	4,045	76,855
Stratus Properties, Inc.*	494	16,178
Tejon Ranch Co.*	1,111	28,253
Trinity Place Holdings, Inc.*	1,396	12,941

		427,250

Total Real Estate		8,017,725

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	839	67,229
Cincinnati Bell, Inc.*	3,411	76,236
Consolidated Communications Holdings, Inc. (x)	1,218	32,703
FairPoint Communications, Inc.*	405	7,573
Globalstar, Inc. (x)*	11,139	17,600
Hawaiian Telcom Holdco, Inc.*	499	12,365
IDT Corp., Class B	552	10,234
Intelsat SA*	2,462	6,573
Iridium Communications, Inc. (x)*	6,711	64,426
Lumos Networks Corp.*	1,409	22,009
ORBCOMM, Inc.*	454	3,755
pdvWireless, Inc. (x)*	828	18,671
Vonage Holdings Corp.*	13,774	94,352
Windstream Holdings, Inc. (x)	6,722	49,272

		482,998

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,198	14,604
NII Holdings, Inc.*	4,565	9,815
Spok Holdings, Inc.	1,627	33,760

		58,179

Total Telecommunication Services		541,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Utilities (3.0%)
Electric Utilities (1.0%)
ALLETE, Inc.	3,966	$254,577
El Paso Electric Co.	3,240	150,660
Empire District Electric Co. (The)	3,534	120,474
Genie Energy Ltd., Class B (x)*	1,028	5,911
IDACORP, Inc.	4,037	325,180
MGE Energy, Inc.	1,501	98,015
Otter Tail Corp.	3,052	124,522
PNM Resources, Inc.	6,383	218,937
Portland General Electric Co.	7,160	310,243

		1,608,519

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	1,105	73,980
Delta Natural Gas Co., Inc.	526	15,427
New Jersey Resources Corp.	6,303	223,756
Northwest Natural Gas Co.	2,177	130,185
ONE Gas, Inc.	4,166	266,457
South Jersey Industries, Inc.	6,411	215,987
Southwest Gas Corp.	3,387	259,512
Spire, Inc.	3,574	230,702
WGL Holdings, Inc.	3,828	292,000

		1,708,006

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	8,891	22,227
Atlantica Yield plc (x)	4,693	90,810
Dynegy, Inc.*	9,273	78,450
NRG Yield, Inc., Class A	2,845	43,699
NRG Yield, Inc., Class C	5,072	80,138
Ormat Technologies, Inc.	1,714	91,905
Pattern Energy Group, Inc.	1,049	19,920
TerraForm Global, Inc., Class A*	7,403	29,242
TerraForm Power, Inc., Class A (x)*	7,043	90,221
Vivint Solar, Inc. (x)*	1,981	5,051

		551,663

Multi-Utilities (0.4%)
Avista Corp.	5,079	203,109
Black Hills Corp.	4,125	253,028
NorthWestern Corp.	3,889	221,167
Unitil Corp.	1,105	50,101

		727,405

Water Utilities (0.2%)
American States Water Co.	986	44,922
AquaVenture Holdings Ltd.*	183	4,489
Artesian Resources Corp., Class A	605	19,324
California Water Service Group	1,566	53,087
Connecticut Water Service, Inc.	664	37,084
Consolidated Water Co. Ltd.	1,157	12,553
Middlesex Water Co.	175	7,515
SJW Group	1,305	73,054
York Water Co. (The)	113	4,317

		256,345

Total Utilities		4,851,938

Total Common Stocks (99.6%) (Cost $135,231,953)		161,217,710

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	2,344	$—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	3,801	8,552

Total Telecommunication Services		8,552

Total Rights (0.0%) (Cost $—)		8,552

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	40,478	40,490

	Principal Amount	Value (Note 1)

Repurchase Agreements (4.4%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	$200,000	$200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,458,860, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,487,954. (xx)	1,458,779	1,458,779
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $500,026, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $510,006. (xx)	500,000	500,000
Macquarie Bank Ltd, 0.57%, dated 12/30/16, due 1/3/17, repurchase price $400,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Macquarie Bank Ltd, 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	300,000	300,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $400,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $408,023. (xx)	400,000	400,000

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $400,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $408,000. (xx)	$400,000	$400,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $600,030, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $612,000. (xx)	600,000	600,000

Total Repurchase Agreements		7,158,779

Total Short-Term Investments (4.4%) (Cost $7,199,269)		7,199,269

Total Investments (104.0%) (Cost $142,431,222)		168,425,531
Other Assets Less Liabilities (-4.0%)		(6,510,109)

Net Assets (100%)		$161,915,422

*	Non-income producing.
†	Securities (totaling $8,552 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $6,985,266. This was secured by cash collateral of $7,158,779 which was subsequently invested in joint repurchase agreements with a total value of $7,158,779, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $82,117 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/12/17 - 5/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc., Class A	$7,188	$—	$—	$7,792	$—	$—
PennyMac Mortgage Investment Trust (REIT)	64,245	23,262	3,206	89,364	9,770	(172)

	$71,433	$23,262	$3,206	$97,156	$9,770	$(172)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	10	March-17	$681,169	$678,450	$(2,719)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$19,996,392	$35,017	$—		$20,031,409
Consumer Staples	6,517,893	6,679	—		6,524,572
Energy	18,826,279	—	—		18,826,279
Financials	34,180,357	—	—		34,180,357
Health Care	5,759,659	—	—		5,759,659
Industrials	48,585,097	—	—		48,585,097
Information Technology	10,236,415	—	—		10,236,415
Materials	3,663,082	—	—		3,663,082
Real Estate	8,016,170	1,555	—		8,017,725
Telecommunication Services	541,177	—	—		541,177
Utilities	4,851,938	—	—		4,851,938
Rights
Information Technology	—	—	—	(b)	— (b)
Telecommunication Services	—	—	8,552		8,552
Short-Term Investments
Investment Companies	40,490	—	—		40,490
Repurchase Agreements	—	7,158,779	—		7,158,779

Total Assets	$161,214,949	$7,202,030	$8,552		$168,425,531

Liabilities:
Futures	$(2,719)	$—	$—		$(2,719)

Total Liabilities	$(2,719)	$—	$—		$(2,719)

Total	$161,212,230	$7,202,030	$8,552		$168,422,812

(a)	A security with a market value of $6,679 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,719	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$67,733

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$7,539

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $691,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$35,453,296
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 27%)*	$42,472,963

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,050,558
Aggregate gross unrealized depreciation	(16,070,233)

Net unrealized appreciation	$25,980,325

Federal income tax cost of investments	$142,445,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $119,129)	$97,156
Unaffiliated Issuers (Cost $135,153,314)	161,169,596
Repurchase Agreements (Cost $7,158,779)	7,158,779
Cash	473,851
Cash held as collateral at broker	33,200
Receivable for securities sold	279,412
Dividends, interest and other receivables	243,882
Securities lending income receivable	15,764
Receivable from Separate Accounts for Trust shares sold	5,223
Other assets	430

Total assets	169,477,293

LIABILITIES
Payable for return of collateral on securities loaned	7,158,779
Payable for securities purchased	241,227
Investment management fees payable	83,365
Administrative fees payable	17,300
Payable to Separate Accounts for Trust shares redeemed	10,692
Due to broker for futures variation margin	2,843
Trustees’ fees payable	225
Distribution fees payable – Class IB	105
Accrued expenses	47,335

Total liabilities	7,561,871

NET ASSETS	$161,915,422

Net assets were comprised of:
Paid in capital	$137,045,025
Accumulated undistributed net investment income (loss)	206,755
Accumulated undistributed net realized gain (loss) on investments and futures	(1,327,948)
Net unrealized appreciation (depreciation) on investments and futures	25,991,590

Net assets	$161,915,422

Class IB
Net asset value, offering and redemption price per share, $510,514 / 55,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.18

Class K
Net asset value, offering and redemption price per share, $161,404,908 / 17,604,560 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.17

(x)	Includes value of securities on loan of $6,985,266.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($9,770 of dividend income received from affiliates) (net of $5,691 foreign withholding tax)	$2,128,552
Interest	1,631
Securities lending (net)	214,094

Total income	2,344,277

EXPENSES
Investment management fees	1,083,337
Administrative fees	169,841
Custodian fees	69,500
Professional fees	55,099
Printing and mailing expenses	9,413
Trustees’ fees	3,095
Distribution fees – Class IB	757
Miscellaneous	6,766

Gross expenses	1,397,808
Less: Waiver from investment manager	(134,202)

Net expenses	1,263,606

NET INVESTMENT INCOME (LOSS)	1,080,671

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(172) of realized gain (loss) from affiliates)	670,428
Net distributions of realized gain received from underlying funds	11
Futures	67,733

Net realized gain (loss)	738,172

Change in unrealized appreciation (depreciation) on:
Investments ($5,667 of change in unrealized appreciation (depreciation) from affiliates)	34,697,003
Futures	7,539

Net change in unrealized appreciation (depreciation)	34,704,542

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,442,714

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,523,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,080,671	$354,906
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	738,172	638,809
Net change in unrealized appreciation (depreciation) on investments and futures	34,704,542	(30,746,625)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,523,385	(29,752,910)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,367)	(161)
Class K	(1,135,781)	(443,720)

	(1,138,148)	(443,881)

Distributions from net realized capital gains
Class IB	—	(3,565)
Class K	—	(2,424,508)

	—	(2,428,073)

Return of capital
Class IB	(305)	(111)
Class K	(146,574)	(73,554)

	(146,879)	(73,665)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,285,027)	(2,945,619)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 32,016 and 28,166 shares, respectively ]	249,499	238,177
Capital shares issued in reinvestment of dividends and distributions [ 288 and 541 shares, respectively ]	2,672	3,837
Capital shares repurchased [ (5,124) and (2,821) shares, respectively ]	(38,951)	(25,136)

Total Class IB transactions	213,220	216,878

Class K
Capital shares sold [ 1,159,770 and 3,165,814 shares, respectively ]	8,187,280	25,125,964
Capital shares issued in reinvestment of dividends and distributions [ 138,526 and 414,607 shares, respectively ]	1,282,355	2,941,782
Capital shares repurchased [ (2,476,240) and (2,629,873) shares, respectively ]	(17,573,113)	(20,946,491)

Total Class K transactions	(8,103,478)	7,121,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,890,258)	7,338,133

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,348,100	(25,360,396)
NET ASSETS:
Beginning of year	134,567,322	159,927,718

End of year (a)	$161,915,422	$134,567,322

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$206,755	$181,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB
Net asset value, beginning of period	$7.16	$8.84		$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.01		—	#	(0.01)
Net realized and unrealized gain (loss) on investments and futures	2.02	(1.55)		0.06		(0.79)

Total from investment operations	2.07	(1.54)		0.06		(0.80)

Less distributions:
Dividends from net investment income	(0.04)	(0.01)		—		—
Distributions from net realized gains	—	(0.13)		—		(0.23)
Return of capital	(0.01)	—	#	—		—

Total dividends and distributions	(0.05)	(0.14)		—		(0.23)

Net asset value, end of period	$9.18	$7.16		$9.03		$8.97

Total return (b)	28.90%	(17.39)%		0.67%		(7.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$511	$204		$—		$23
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.18%	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.28%	1.26%		1.25%		5.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.21	%(l)	(0.12	)%(l)	(0.13	)%(l)
Before waivers and reimbursements (a)(f)	0.52%	0.17	%(l)	(0.12	)%(l)	(4.84	)%(l)
Portfolio turnover rate (z)^	26%	26%		26%		18%

	Year Ended December 31,		April 21, 2014* to December 31, 2014
Class K	2016	2015
Net asset value, beginning of period	$7.15	$8.97	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.02	0.01
Net realized and unrealized gain (loss) on investments and futures	2.03	(1.69)	(0.80)

Total from investment operations	2.09	(1.67)	(0.79)

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.01)
Distributions from net realized gains	—	(0.13)	(0.23)
Return of capital	(0.01)	— #	—

Total dividends and distributions	(0.07)	(0.15)	(0.24)

Net asset value, end of period	$9.17	$7.15	$8.97

Total return (b)	29.27%	(18.49)%	(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$161,405	$134,364	$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.93%	0.98%	1.00%
Before waivers and reimbursements (a)(f)	1.03%	1.00%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.24%	0.14	%(l)
Before waivers and reimbursements (a)(f)	0.70%	0.22%	0.11	%(l)
Portfolio turnover rate (z)^	26%	26%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 30, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.26%	9.44%	2.15%
Portfolio – Class IB Shares	5.26	9.44	2.01
Portfolio – Class K Shares*	5.53	9.71	9.22
MSCI World (Net) Index	7.51	10.41	3.83
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	2.13	6.36	0.61
Volatility Managed Index – Global Blend	4.59	10.36	5.30
Volatility Managed Index – Global Proxy Blend	5.50	10.50	5.54
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.26% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI World (Net) Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — Global Blend and the Volatility Managed Index — Global Proxy Blend, which returned 7.51%, 2.13%, 4.59% and 5.50%, respectively, over the same period

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

The Portfolio’s overweighted energy sector position contributed to relative results as the sector benefited from rebounding oil prices. Stock selection in the sector also aided results. Shares of U.S. oilfield services firm Halliburton Co. recovered from a failed bid for a domestic rival and finished the period trading at a two-year high as firmer oil prices revived earnings expectations. U.K. oil major Royal Dutch Shell plc rose to the highest level in over a year as oil prices recovered and the firm reported quarterly earnings that exceeded analysts’ estimates, helped by higher production from its recent acquisition of BG Group.

•

Strong stock selection in the information technology sector also benefited the Portfolio’s relative performance, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics Co. Ltd. The company’s shares rose to a record high during the period as the firm recovered from a high-profile product recall and management partially capitulated to shareholder demands in a strategic update.

•

Elsewhere, among resource sectors, strong stockpicking and a modest overweight in materials helped relative results. Within the sector, Swiss miner and commodities trader Glencore plc was the Portfolio’s leading contributor. The stock rebounded from all-time lows during the period as management restructured and deleveraged against a backdrop of rising commodity prices.

•	The Portfolio also benefited from its underweight in consumer staples.

What hurt performance during the year:

•

Stock selection and an overweight position in health care negatively impacted performance during the review period after the sector experienced a sharp and sustained reversal following political criticism during the U.S. election cycle. At the stock level, generic drug maker Teva Pharmaceutical Industries was the Portfolio’s largest detractor, as the shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition.

•

While the Portfolio’s financials holdings generally rebounded strongly towards the end of the period as interest rates rose and economic growth expectations improved, the late recovery failed to overcome earlier weakness, and stock selection in the sector hindered relative results. Four of the Portfolio’s largest detractors hailed from the financials sector, all domiciled in Europe: Swiss diversified financials firm Credit Suisse Group AG, Italian lender UniCredit SPA, U.K. insurer Aviva plc and U.K. banking group Lloyds Banking Group plc.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

•	From a regional standpoint, an underweight position in the U.S. detracted from the Portfolio’s relative performance.

•

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

As we enter 2017, we note that value has now taken on some of the characteristics of a momentum trade, leaving it potentially vulnerable to near-term consolidation should the stocks run ahead of themselves. Such concerns notwithstanding, value is bouncing off an extremely low base, and we believe the longer-term prospects for our investment philosophy remain attractive. We are watching specifically for any meaningful improvements in the earnings of value stocks, which could drive the next leg of performance for a style that has thus far benefited primarily from multiples re-rating. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows — like equities — appear far better positioned. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of generating idiosyncratic returns and mitigating downside risk over the long term.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	18.0%
Information Technology	13.0
Health Care	12.3
Consumer Discretionary	9.3
Energy	9.2
Industrials	8.5
Consumer Staples	6.0
Materials	5.3
Telecommunication Services	4.1
Investment Company	3.5
Real Estate	2.1
Utilities	1.7
Repurchase Agreements	1.1
Cash and Other	5.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,080.66	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.77
Class IB
Actual	1,000.00	1,079.67	5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.77
Class K
Actual	1,000.00	1,082.40	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.68	4.50

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.14%, 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.3%)
Auto Components (1.1%)
Aisin Seiki Co. Ltd.	2,500	$108,449
BorgWarner, Inc.	1,703	67,166
Bridgestone Corp.	8,100	292,050
Cie Generale des Etablissements Michelin	33,246	3,699,120
Continental AG	1,355	262,019
Delphi Automotive plc	2,236	150,595
Denso Corp.	5,900	255,587
GKN plc	22,148	90,538
Goodyear Tire & Rubber Co. (The)	2,189	67,574
Hyundai Mobis Co. Ltd.*	12,807	2,799,344
Koito Manufacturing Co. Ltd.	1,400	74,148
NGK Spark Plug Co. Ltd.	2,400	53,349
NOK Corp.	1,300	26,317
Nokian Renkaat OYJ	1,305	48,657
Schaeffler AG (Preference) (q)	1,949	28,835
Stanley Electric Co. Ltd.	1,900	51,940
Sumitomo Electric Industries Ltd.	8,900	128,427
Sumitomo Rubber Industries Ltd.	2,300	36,524
Toyoda Gosei Co. Ltd.	600	14,036
Toyota Industries Corp.	1,900	90,550
Valeo SA	2,985	171,593
Yokohama Rubber Co. Ltd. (The) (x)	1,500	26,901

		8,543,719

Automobiles (1.9%)
Bayerische Motoren Werke AG	4,135	386,303
Bayerische Motoren Werke AG (Preference) (q)	691	52,881
Daimler AG (Registered)	12,013	894,289
Ferrari NV	1,479	86,095
Fiat Chrysler Automobiles NV	11,968	109,163
Ford Motor Co.	31,997	388,124
Fuji Heavy Industries Ltd.	7,600	310,308
General Motors Co.	11,407	397,420
Harley-Davidson, Inc.	1,449	84,535
Honda Motor Co. Ltd.	20,400	596,073
Isuzu Motors Ltd.	7,500	95,037
Mazda Motor Corp.	6,920	113,207
Mitsubishi Motors Corp.	8,500	48,436
Nissan Motor Co. Ltd.	549,920	5,530,959
Peugeot SA*	6,033	98,403
Porsche Automobil Holding SE (Preference) (q)	1,976	107,621
Renault SA	2,324	206,742
Suzuki Motor Corp.	4,300	151,360
Toyota Motor Corp.	77,228	4,544,805
Volkswagen AG	410	59,019
Volkswagen AG (Preference) (q)	2,292	321,730
Yamaha Motor Co. Ltd. (x)	3,600	79,285

		14,661,795

Distributors (0.0%)
Genuine Parts Co.	1,221	116,654
Jardine Cycle & Carriage Ltd.	1,155	32,884
LKQ Corp.*	2,509	76,901

		226,439

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	1,000	$27,551
H&R Block, Inc.	1,758	40,416

		67,967

Hotels, Restaurants & Leisure (0.6%)
Accor SA	2,130	79,439
Aristocrat Leisure Ltd.	6,384	71,409
Carnival Corp.	3,549	184,761
Carnival plc	2,264	115,094
Chipotle Mexican Grill, Inc. (x)*	239	90,179
Compass Group plc	20,228	374,184
Crown Resorts Ltd.	4,862	40,630
Darden Restaurants, Inc.	1,031	74,974
Domino’s Pizza Enterprises Ltd.	796	37,332
Flight Centre Travel Group Ltd.	747	16,873
Galaxy Entertainment Group Ltd.	30,000	130,763
Genting Singapore plc	76,742	47,959
InterContinental Hotels Group plc	2,430	108,948
Marriott International, Inc., Class A	2,622	216,787
McDonald’s Corp.	6,830	831,349
McDonald’s Holdings Co. Japan Ltd. (x)	973	25,475
Melco Crown Entertainment Ltd. (ADR)	2,044	32,500
Merlin Entertainments plc§	9,439	52,184
MGM China Holdings Ltd.	14,000	29,031
Oriental Land Co. Ltd.	2,800	158,261
Paddy Power Betfair plc	958	102,357
Royal Caribbean Cruises Ltd.	1,377	112,969
Sands China Ltd.	29,196	126,882
Shangri-La Asia Ltd.	11,000	11,604
SJM Holdings Ltd.	29,000	22,738
Sodexo SA (x)	1,140	131,042
Starbucks Corp.	12,025	667,629
Tabcorp Holdings Ltd.	11,347	39,387
Tatts Group Ltd.	18,701	60,460
TUI AG	6,302	90,325
Whitbread plc	2,200	102,378
William Hill plc	11,917	42,620
Wyndham Worldwide Corp.	920	70,260
Wynn Macau Ltd. (x)	16,800	26,734
Wynn Resorts Ltd. (x)	677	58,567
Yum! Brands, Inc.	2,859	181,060

		4,565,144

Household Durables (1.0%)
Barratt Developments plc	13,389	76,299
Berkeley Group Holdings plc	1,785	61,771
Casio Computer Co. Ltd.	2,800	39,601
D.R. Horton, Inc.	2,778	75,923
Electrolux AB	2,886	71,686
Garmin Ltd. (x)	924	44,805
Haier Electronics Group Co. Ltd.	1,372,600	2,159,484
Harman International Industries, Inc.	563	62,583
Husqvarna AB, Class B	5,644	43,891
Iida Group Holdings Co. Ltd.	1,800	34,144
Leggett & Platt, Inc.	1,084	52,986
Lennar Corp., Class A	1,517	65,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Mohawk Industries, Inc.*	517	$103,235
Newell Brands, Inc.	3,954	176,546
Nikon Corp.	4,600	71,514
Panasonic Corp.	326,900	3,327,037
Persimmon plc	3,652	79,933
PulteGroup, Inc.	2,477	45,527
Rinnai Corp.	300	24,205
SEB SA	280	37,948
Sekisui Chemical Co. Ltd.	4,800	76,554
Sekisui House Ltd.	7,200	119,851
Sharp Corp. (x)*	19,000	43,893
Sony Corp.	15,500	434,332
Taylor Wimpey plc	38,955	73,693
Techtronic Industries Co. Ltd.	17,500	62,738
Whirlpool Corp.	619	112,516

		7,577,820

Internet & Direct Marketing Retail (0.5%)
Amazon.com, Inc.*	3,242	2,431,078
Expedia, Inc.	988	111,921
Netflix, Inc.*	3,515	435,157
Priceline Group, Inc. (The)*	407	596,686
Rakuten, Inc.	11,700	114,673
Start Today Co. Ltd.	2,100	36,277
TripAdvisor, Inc.*	985	45,674
Zalando SE*§	1,000	38,201

		3,809,667

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	2,400	66,225
Hasbro, Inc.	925	71,956
Mattel, Inc.	2,793	76,947
Sankyo Co. Ltd.	600	19,380
Sega Sammy Holdings, Inc.	2,500	37,198
Shimano, Inc.	900	141,227
Yamaha Corp.	2,000	61,091

		474,024

Media (2.4%)
Altice NV, Class A*	4,727	93,696
Altice NV, Class B*	1,203	23,972
Axel Springer SE	572	27,776
CBS Corp. (Non-Voting), Class B	3,223	205,047
Charter Communications, Inc., Class A*	1,777	511,634
Comcast Corp., Class A	102,090	7,049,314
Dentsu, Inc.	2,661	125,224
Discovery Communications, Inc., Class A (x)*	1,237	33,906
Discovery Communications, Inc., Class C*	1,894	50,721
Eutelsat Communications SA	2,257	43,703
Hakuhodo DY Holdings, Inc.	2,300	28,338
Interpublic Group of Cos., Inc. (The)	3,286	76,925
ITV plc	42,102	107,094
JCDecaux SA	1,025	30,136
Lagardere SCA	1,629	45,261
News Corp., Class A	3,600	41,256
News Corp., Class B	1,034	12,201
Omnicom Group, Inc.	1,939	165,028
Pearson plc	10,314	104,039
ProSiebenSat.1 Media SE	2,936	113,146
Publicis Groupe SA	2,398	$165,465
REA Group Ltd.	712	28,378
RTL Group SA	502	36,847
Schibsted ASA, Class A	985	22,596
Schibsted ASA, Class B	925	19,603
Scripps Networks Interactive, Inc., Class A	805	57,453
SES SA (FDR)	4,521	99,583
Singapore Press Holdings Ltd.	16,900	41,195
Sky plc	207,062	2,528,866
TEGNA, Inc.	1,676	35,850
Telenet Group Holding NV*	534	29,635
Time Warner, Inc.	6,378	615,668
Toho Co. Ltd.	1,600	45,245
Twenty-First Century Fox, Inc., Class A	95,604	2,680,736
Twenty-First Century Fox, Inc., Class B	3,994	108,837
Viacom, Inc., Class B	2,847	99,930
Walt Disney Co. (The)	27,981	2,916,180
WPP plc	15,963	357,258

		18,777,742

Multiline Retail (0.2%)
Dollar General Corp.	2,125	157,399
Dollar Tree, Inc.*	1,933	149,189
Don Quijote Holdings Co. Ltd.	1,600	59,209
Harvey Norman Holdings Ltd. (x)	8,114	30,097
Isetan Mitsukoshi Holdings Ltd.	3,800	40,967
J Front Retailing Co. Ltd.	3,300	44,471
Kohl’s Corp.	1,473	72,737
Macy’s, Inc.	2,529	90,563
Marks & Spencer Group plc	20,071	86,574
Marui Group Co. Ltd. (x)	2,200	32,132
Next plc	1,755	107,775
Nordstrom, Inc. (x)	926	44,383
Ryohin Keikaku Co. Ltd.	300	58,806
Takashimaya Co. Ltd.	4,000	32,993
Target Corp.	4,619	333,630

		1,340,925

Specialty Retail (1.0%)
ABC-Mart, Inc.	400	22,657
Advance Auto Parts, Inc.	594	100,457
AutoNation, Inc.*	569	27,682
AutoZone, Inc.*	240	189,550
Bed Bath & Beyond, Inc.	1,266	51,450
Best Buy Co., Inc.	2,263	96,562
CarMax, Inc. (x)*	1,570	101,092
Dixons Carphone plc	13,226	57,799
Dufry AG (Registered)*	554	69,094
Fast Retailing Co. Ltd.	700	250,533
Foot Locker, Inc.	1,109	78,617
Gap, Inc. (The)	1,736	38,956
Hennes & Mauritz AB, Class B	11,854	329,704
Hikari Tsushin, Inc.	200	18,635
Home Depot, Inc. (The)	10,018	1,343,212
Industria de Diseno Textil SA	13,622	465,020
Kingfisher plc	606,549	2,618,530
L Brands, Inc.	1,970	129,705
Lowe’s Cos., Inc.	7,172	510,073
Nitori Holdings Co. Ltd.	1,000	114,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
O’Reilly Automotive, Inc.*	778	$216,603
Ross Stores, Inc.	3,252	213,331
Shimamura Co. Ltd.	200	24,967
Signet Jewelers Ltd. (x)	626	59,007
Staples, Inc.	5,535	50,092
Tiffany & Co. (x)	897	69,455
TJX Cos., Inc. (The)	5,384	404,500
Tractor Supply Co.	1,090	82,633
Ulta Salon Cosmetics & Fragrance, Inc.*	481	122,626
Urban Outfitters, Inc.*	705	20,078
USS Co. Ltd.	2,900	46,202
Yamada Denki Co. Ltd.	7,000	37,733

		7,960,865

Textiles, Apparel & Luxury Goods (0.5%)
adidas AG	2,355	372,220
Asics Corp. (x)	2,200	43,953
Burberry Group plc	5,211	96,138
Christian Dior SE	648	135,912
Cie Financiere Richemont SA (Registered)	6,513	431,407
Coach, Inc.	2,280	79,846
Hanesbrands, Inc.	3,173	68,442
Hermes International	337	138,350
HUGO BOSS AG	884	54,092
Kering	936	210,160
Li & Fung Ltd.	82,000	36,059
Luxottica Group SpA	2,041	109,786
LVMH Moet Hennessy Louis Vuitton SE	3,490	666,419
Michael Kors Holdings Ltd.*	205	8,811
Michael Kors Holdings Ltd. (Dusseldorf Stock Exchange)*	1,181	50,759
NIKE, Inc., Class B	11,056	561,977
Pandora A/S	1,428	186,828
PVH Corp.	672	60,641
Ralph Lauren Corp.	460	41,547
Swatch Group AG (The) (x)	365	113,518
Swatch Group AG (The) (Registered)	626	38,268
Under Armour, Inc., Class A (x)*	1,551	45,057
Under Armour, Inc., Class C*	1,497	37,679
VF Corp.	2,720	145,112
Yue Yuen Industrial Holdings Ltd.	8,000	29,041

		3,762,022

Total Consumer Discretionary		71,768,129

Consumer Staples (6.0%)
Beverages (1.3%)
Anheuser-Busch InBev SA/NV	9,483	1,003,718
Asahi Group Holdings Ltd.	4,600	145,232
Brown-Forman Corp., Class B	1,481	66,527
Carlsberg A/S, Class B	1,373	118,491
Coca-Cola Amatil Ltd. (x)	7,532	55,007
Coca-Cola Co. (The)	31,849	1,320,460
Coca-Cola European Partners plc	2,683	84,784
Coca-Cola HBC AG*	2,367	51,633
Constellation Brands, Inc., Class A	1,452	222,606
Diageo plc	31,410	$816,774
Dr Pepper Snapple Group, Inc.	1,520	137,818
Heineken Holding NV	1,320	91,901
Heineken NV	2,949	221,210
Kirin Holdings Co. Ltd.	10,100	164,322
Molson Coors Brewing Co., Class B	1,510	146,938
Monster Beverage Corp.*	3,324	147,386
PepsiCo, Inc.	11,800	1,234,634
Pernod Ricard SA	2,598	281,546
Remy Cointreau SA	293	24,989
Suntory Beverage & Food Ltd.	89,100	3,701,224
Treasury Wine Estates Ltd.	9,081	69,989

		10,107,189

Food & Staples Retailing (2.2%)
Aeon Co. Ltd.	8,300	117,603
Carrefour SA	7,022	169,196
Casino Guichard Perrachon SA	747	35,849
Colruyt SA	894	44,235
Costco Wholesale Corp.	3,592	575,115
CVS Health Corp.	46,890	3,700,090
Distribuidora Internacional de Alimentacion SA	9,396	46,140
FamilyMart UNY Holdings Co. Ltd.	1,000	66,567
ICA Gruppen AB	1,037	31,632
J Sainsbury plc	21,653	66,526
Jeronimo Martins SGPS SA	3,647	56,587
Koninklijke Ahold Delhaize NV*	15,861	334,423
Kroger Co. (The)	7,781	268,522
Lawson, Inc.	800	56,197
METRO AG (x)	61,919	2,058,680
Seven & i Holdings Co. Ltd.	9,200	350,525
Sundrug Co. Ltd.	400	27,688
Sysco Corp.	4,188	231,890
Tesco plc*	891,944	2,273,761
Tsuruha Holdings, Inc.	400	37,989
Walgreens Boots Alliance, Inc.	51,981	4,301,947
Wal-Mart Stores, Inc.	12,428	859,023
Wesfarmers Ltd.	14,061	427,600
Whole Foods Market, Inc.	2,605	80,130
Wm Morrison Supermarkets plc	25,863	73,532
Woolworths Ltd. (x)	15,969	277,729

		16,569,176

Food Products (0.9%)
Ajinomoto Co., Inc.	7,000	140,988
Archer-Daniels-Midland Co.	4,770	217,751
Aryzta AG*	946	41,666
Associated British Foods plc	4,520	152,909
Barry Callebaut AG (Registered)*	29	35,485
Calbee, Inc.	1,000	31,316
Campbell Soup Co.	1,594	96,389
Chocoladefabriken Lindt & Spruengli AG	10	51,802
Chocoladefabriken Lindt & Sprungli AG (Registered)	2	121,575
Conagra Brands, Inc.	3,417	135,142
Danone SA	7,361	466,463
General Mills, Inc.	4,895	302,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Golden Agri-Resources Ltd.	75,544	$22,431
Hershey Co. (The)	1,151	119,048
Hormel Foods Corp.	2,203	76,686
JM Smucker Co. (The)	955	122,297
Kellogg Co.	2,068	152,432
Kerry Group plc, Class A	1,929	137,875
Kikkoman Corp.	1,000	32,000
Kraft Heinz Co. (The)	4,885	426,558
Marine Harvest ASA*	4,983	89,846
McCormick & Co., Inc. (Non-Voting)	937	87,450
Mead Johnson Nutrition Co.	1,514	107,131
MEIJI Holdings Co. Ltd.	1,438	112,702
Mondelez International, Inc., Class A	12,754	565,385
Nestle SA (Registered)	38,633	2,771,425
NH Foods Ltd.	2,000	53,989
Nisshin Seifun Group, Inc. (x)	2,815	42,246
Nissin Foods Holdings Co. Ltd.	700	36,774
Orkla ASA	9,695	87,796
Tate & Lyle plc	6,224	54,268
Toyo Suisan Kaisha Ltd.	1,100	39,859
Tyson Foods, Inc., Class A	2,439	150,438
WH Group Ltd. (x)§	100,000	80,856
Wilmar International Ltd.	25,900	64,207
Yakult Honsha Co. Ltd.	1,200	55,649
Yamazaki Baking Co. Ltd. (x)	1,400	27,048

		7,310,246

Household Products (0.6%)
Church & Dwight Co., Inc.	2,112	93,329
Clorox Co. (The)	1,062	127,461
Colgate-Palmolive Co.	7,310	478,366
Henkel AG & Co. KGaA	1,289	134,303
Henkel AG & Co. KGaA (Preference) (q)	2,208	263,221
Kimberly-Clark Corp.	2,949	336,540
Lion Corp.	3,000	49,283
Procter & Gamble Co. (The)	22,005	1,850,181
Reckitt Benckiser Group plc	7,836	664,987
Svenska Cellulosa AB S.C.A., Class B	7,762	219,213
Unicharm Corp.	4,900	107,224

		4,324,108

Personal Products (0.4%)
Beiersdorf AG	1,195	101,388
Coty, Inc., Class A	3,854	70,567
Estee Lauder Cos., Inc. (The), Class A	1,812	138,600
Kao Corp.	6,200	293,940
Kose Corp.	400	33,232
L’Oreal SA	3,146	574,238
Pola Orbis Holdings, Inc. (x)	200	16,513
Shiseido Co. Ltd.	4,800	121,504
Unilever NV (CVA)	20,365	838,516
Unilever plc	16,027	650,324

		2,838,822

Tobacco (0.6%)
Altria Group, Inc.	16,020	1,083,272
British American Tobacco plc	23,112	1,316,352
Imperial Brands plc	11,972	$522,671
Japan Tobacco, Inc.	13,700	450,591
Philip Morris International, Inc.	12,720	1,163,753
Reynolds American, Inc.	6,788	380,400
Swedish Match AB	2,549	81,081

		4,998,120

Total Consumer Staples		46,147,661

Energy (9.2%)
Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	38,958	2,531,101
FMC Technologies, Inc.*	1,817	64,558
Halliburton Co.	71,490	3,866,894
Helmerich & Payne, Inc. (x)	883	68,344
National Oilwell Varco, Inc.	3,096	115,914
Petrofac Ltd.	193,591	2,073,274
Saipem SpA*	71,641	40,346
SBM Offshore NV	195,654	3,071,822
Schlumberger Ltd.	11,403	957,282
Technip SA (x)	1,407	100,432
Tenaris SA	137,632	2,458,585
Transocean Ltd. (x)*	3,299	48,627

		15,397,179

Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.	4,594	320,340
Apache Corp.	3,111	197,455
BP plc	1,601,706	10,059,211
Cabot Oil & Gas Corp.	3,731	87,156
Caltex Australia Ltd.	3,560	78,254
Chesapeake Energy Corp. (x)*	5,661	39,740
Chevron Corp.	32,648	3,842,670
Cimarex Energy Co.	776	105,458
Concho Resources, Inc.*	1,165	154,479
ConocoPhillips	80,195	4,020,977
Devon Energy Corp.	4,293	196,061
Eni SpA	201,853	3,287,074
EOG Resources, Inc.	4,737	478,911
EQT Corp.	1,416	92,606
Exxon Mobil Corp.	33,999	3,068,750
Galp Energia SGPS SA	210,413	3,142,961
Hess Corp.	2,207	137,474
Idemitsu Kosan Co. Ltd.	800	21,253
Inpex Corp.	242,800	2,432,674
JX Holdings, Inc. (x)	26,394	111,719
Kinder Morgan, Inc.	15,741	325,996
Koninklijke Vopak NV	944	44,592
Lundin Petroleum AB*	1,998	43,444
Marathon Oil Corp.	6,947	120,253
Marathon Petroleum Corp.	4,335	218,267
Murphy Oil Corp.	1,356	42,212
Neste OYJ	1,510	58,017
Newfield Exploration Co.*	1,628	65,934
Noble Energy, Inc.	3,523	134,085
Occidental Petroleum Corp.	6,264	446,185
Oil Search Ltd.	17,805	92,127
OMV AG	1,931	68,216
ONEOK, Inc.	1,725	99,032
Origin Energy Ltd.	22,058	104,901
Phillips 66	3,644	314,878
Pioneer Natural Resources Co.	1,391	250,477

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Range Resources Corp.	1,500	$51,540
Repsol SA	14,232	201,049
Royal Dutch Shell plc, Class A	53,695	1,483,946
Royal Dutch Shell plc, Class B	318,002	9,225,459
Santos Ltd. (x)	21,101	61,215
Showa Shell Sekiyu KK	2,500	23,251
Snam SpA	29,854	123,001
Southwestern Energy Co.*	4,280	46,310
Spectra Energy Corp.	5,748	236,185
Statoil ASA	14,072	258,126
Suncor Energy, Inc.	105,468	3,448,438
Tesoro Corp.	966	84,477
TonenGeneral Sekiyu KK	4,000	42,165
TOTAL SA	102,984	5,281,545
Valero Energy Corp.	3,783	258,455
Williams Cos., Inc. (The)	5,600	174,384
Woodside Petroleum Ltd.	9,387	211,082

		55,514,467

Total Energy		70,911,646

Financials (18.0%)
Banks (10.5%)
ABN AMRO Group NV (CVA)§	3,495	77,443
Aozora Bank Ltd.	14,000	49,472
Australia & New Zealand Banking Group Ltd.	36,304	796,967
Banco Bilbao Vizcaya Argentaria SA	82,460	556,745
Banco de Sabadell SA	64,426	89,723
Banco Popular Espanol SA	42,803	41,362
Banco Santander SA	182,316	951,706
Bangkok Bank PCL (Registered)	66,100	298,101
Bangkok Bank PCL (NVDR)	411,700	1,833,712
Bank Hapoalim BM	12,883	76,621
Bank Leumi Le-Israel BM*	19,139	78,801
Bank of America Corp.	83,102	1,836,554
Bank of East Asia Ltd. (The) (x)	15,800	60,515
Bank of Ireland*	334,448	82,381
Bank of Kyoto Ltd. (The)	3,000	22,280
Bank of Queensland Ltd. (x)	4,849	41,536
Bankia SA	55,042	56,260
Bankinter SA	8,702	67,419
Barclays plc	1,740,501	4,792,988
BB&T Corp.	6,678	314,000
Bendigo & Adelaide Bank Ltd.	6,113	56,069
BNP Paribas SA	118,358	7,543,897
BOC Hong Kong Holdings Ltd.	45,500	162,825
CaixaBank SA	40,916	135,241
Chiba Bank Ltd. (The)	8,000	49,078
Chugoku Bank Ltd. (The) (x)	2,300	33,022
Citigroup, Inc.	143,224	8,511,801
Citizens Financial Group, Inc.	4,259	151,748
Comerica, Inc.	1,446	98,487
Commerzbank AG	13,822	105,427
Commonwealth Bank of Australia (x)	21,338	1,268,996
Concordia Financial Group Ltd.	13,200	63,541
Credit Agricole SA	13,943	172,896
Danske Bank A/S	8,581	260,255
DBS Group Holdings Ltd.	242,288	2,901,132
DNB ASA	11,966	177,924
Erste Group Bank AG*	3,656	$107,084
Fifth Third Bancorp	6,284	169,479
Fukuoka Financial Group, Inc.	11,000	48,847
Hachijuni Bank Ltd. (The)	6,000	34,806
Hana Financial Group, Inc.	62,754	1,623,665
Hang Seng Bank Ltd.	9,900	184,225
Hiroshima Bank Ltd. (The)	6,000	28,030
HSBC Holdings plc (Hong Kong Exchange)	714,328	5,734,337
HSBC Holdings plc (London Stock Exchange)	246,865	1,998,529
Huntington Bancshares, Inc.	8,900	117,658
ING Groep NV	383,420	5,396,226
Intesa Sanpaolo SpA	12,775	30,042
Intesa Sanpaolo SpA (RNC)	158,394	404,495
Japan Post Bank Co. Ltd.	5,500	66,024
JPMorgan Chase & Co.	115,234	9,943,541
KB Financial Group, Inc. (ADR) (x)	51,795	1,827,846
KBC Group NV	3,181	196,991
KeyCorp	8,873	162,110
Kyushu Financial Group, Inc.	4,300	29,176
Lloyds Banking Group plc	797,338	614,248
M&T Bank Corp. (x)	1,285	201,013
Mebuki Financial Group, Inc.	10,530	39,012
Mediobanca SpA	7,693	62,800
Mitsubishi UFJ Financial Group, Inc.	159,200	981,013
Mizrahi Tefahot Bank Ltd.	2,026	29,637
Mizuho Financial Group, Inc.	299,524	537,670
National Australia Bank Ltd.	33,270	736,365
Natixis SA	10,640	60,033
Nordea Bank AB	37,930	421,741
Oversea-Chinese Banking Corp. Ltd.	39,186	241,369
People’s United Financial, Inc.	2,629	50,897
PNC Financial Services Group, Inc. (The)‡	4,030	471,349
Raiffeisen Bank International AG*	1,683	30,791
Regions Financial Corp.	10,292	147,793
Resona Holdings, Inc.	27,951	143,372
Royal Bank of Scotland Group plc*	45,025	124,628
Seven Bank Ltd.	8,700	24,937
Shinsei Bank Ltd.	25,000	41,925
Shizuoka Bank Ltd. (The)	7,000	58,815
Skandinaviska Enskilda Banken AB, Class A	18,903	198,251
Societe Generale SA	9,544	469,623
Standard Chartered plc*	395,475	3,234,276
Sumitomo Mitsui Financial Group, Inc.	16,677	636,401
Sumitomo Mitsui Trust Holdings, Inc.	4,086	146,239
SunTrust Banks, Inc.	75,691	4,151,651
Suruga Bank Ltd. (x)	1,900	42,414
Svenska Handelsbanken AB, Class A	18,958	263,439
Swedbank AB, Class A	11,060	267,438
U.S. Bancorp	13,191	677,622

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
UniCredit SpA	65,498	$188,500
United Overseas Bank Ltd. (x)	15,823	222,898
Wells Fargo & Co.	37,233	2,051,911
Westpac Banking Corp.	41,494	976,179
Yamaguchi Financial Group, Inc.	3,000	32,676
Zions Bancorp	1,647	70,887

		80,569,849

Capital Markets (1.9%)
3i Group plc	12,521	108,633
Aberdeen Asset Management plc	11,954	37,906
Affiliated Managers Group, Inc.*	442	64,223
Ameriprise Financial, Inc.	1,324	146,885
ASX Ltd.	2,508	90,024
Bank of New York Mellon Corp. (The)	8,754	414,765
BlackRock, Inc.‡	1,001	380,921
Charles Schwab Corp. (The)	9,871	389,608
CME Group, Inc.	2,778	320,442
Credit Suisse Group AG (Registered)*	24,688	354,210
Daiwa Securities Group, Inc.	21,500	132,504
Deutsche Bank AG (Registered)*	16,941	307,618
Deutsche Boerse AG*	2,366	193,119
E*TRADE Financial Corp.*	2,192	75,953
Franklin Resources, Inc.	2,881	114,030
Goldman Sachs Group, Inc. (The)	3,041	728,167
Hargreaves Lansdown plc	2,895	43,277
Hong Kong Exchanges & Clearing Ltd. (x)	14,373	339,562
Intercontinental Exchange, Inc.	4,884	275,555
Invesco Ltd.	3,361	101,973
Investec plc	7,924	52,343
Japan Exchange Group, Inc.	6,300	90,019
Julius Baer Group Ltd.*	2,791	123,968
London Stock Exchange Group plc	3,877	139,231
Macquarie Group Ltd.	3,735	234,820
Moody’s Corp.	1,372	129,338
Morgan Stanley	58,959	2,491,019
Nasdaq, Inc.	954	64,032
NEX Group plc	21	118
Nomura Holdings, Inc.	45,400	267,680
Northern Trust Corp. (x)	1,746	155,481
Partners Group Holding AG	220	103,108
S&P Global, Inc.	2,165	232,824
SBI Holdings, Inc.	2,250	28,627
Schroders plc	1,687	62,330
Singapore Exchange Ltd.	11,000	54,387
State Street Corp.	3,006	233,626
T Rowe Price Group, Inc.	2,038	153,380
TP ICAP plc	3,076	16,428
UBS Group AG (Registered)	335,194	5,250,265

		14,502,399

Consumer Finance (1.1%)
Acom Co. Ltd.*	4,400	19,238
AEON Financial Service Co. Ltd. (x)	1,100	19,548
American Express Co.	35,302	2,615,172
Capital One Financial Corp.	59,316	5,174,728
Credit Saison Co. Ltd.	2,100	37,319
Discover Financial Services	3,309	$238,546
Navient Corp.	2,565	42,143
Provident Financial plc	1,787	62,743
Synchrony Financial	6,496	235,610

		8,445,047

Diversified Financial Services (0.5%)
AMP Ltd.	36,614	133,169
Berkshire Hathaway, Inc., Class B*	15,568	2,537,273
Challenger Ltd.	7,350	59,618
Eurazeo SA	621	36,332
EXOR NV	1,350	58,236
First Pacific Co. Ltd.	24,250	16,950
Groupe Bruxelles Lambert SA	1,012	84,924
Industrivarden AB, Class C	2,340	43,612
Investor AB, Class B	5,797	216,657
Kinnevik AB, Class B*	2,732	65,462
L E Lundbergforetagen AB, Class B	470	28,812
Leucadia National Corp.	2,656	61,752
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,200	32,041
ORIX Corp.	16,300	254,385
Pargesa Holding SA	455	29,624
Wendel SA	290	34,923

		3,693,770

Insurance (4.0%)
Admiral Group plc	2,806	63,180
Aegon NV	939,351	5,169,486
Aflac, Inc.	3,358	233,717
Ageas	2,438	96,521
AIA Group Ltd.	150,400	848,540
Allianz SE (Registered)	5,705	942,843
Allstate Corp. (The)	3,046	225,770
American International Group, Inc.	60,505	3,951,581
Aon plc	2,178	242,912
Arthur J. Gallagher & Co.	1,440	74,822
Assicurazioni Generali SpA	15,184	225,686
Assurant, Inc.	452	41,973
Aviva plc	481,421	2,885,827
AXA SA‡	24,138	609,431
Baloise Holding AG (Registered)	573	72,195
China Life Insurance Co. Ltd., Class H	674,000	1,755,729
Chubb Ltd.	31,083	4,106,685
Cincinnati Financial Corp.	1,228	93,021
CNP Assurances	2,491	46,150
Dai-ichi Life Holdings, Inc.	13,500	224,779
Direct Line Insurance Group plc	18,344	83,511
Gjensidige Forsikring ASA	2,717	43,105
Hannover Rueck SE	788	85,271
Hartford Financial Services Group, Inc. (The)	3,165	150,812
Insurance Australia Group Ltd.	28,915	124,990
Japan Post Holdings Co. Ltd.	5,300	66,162
Legal & General Group plc	72,548	221,375
Lincoln National Corp.	1,909	126,509
Loews Corp.	2,266	106,117
Mapfre SA	13,440	41,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Marsh & McLennan Cos., Inc.	4,249	$287,190
Medibank Pvt Ltd.	36,145	73,557
MetLife, Inc.	9,010	485,549
MS&AD Insurance Group Holdings, Inc.	6,411	198,789
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,003	378,784
NN Group NV	3,918	132,781
Old Mutual plc	62,359	159,313
Poste Italiane SpA§	5,766	38,269
Principal Financial Group, Inc.	2,193	126,887
Progressive Corp. (The)	4,771	169,371
Prudential Financial, Inc.	3,583	372,847
Prudential plc	32,113	644,100
QBE Insurance Group Ltd.	16,640	149,143
RSA Insurance Group plc	12,118	87,515
Sampo OYJ, Class A	5,578	250,075
SCOR SE	1,798	62,136
Sompo Holdings, Inc.	4,385	148,574
Sony Financial Holdings, Inc.	2,300	35,895
St. James’s Place plc	6,850	85,601
Standard Life plc	23,691	108,612
Suncorp Group Ltd.	15,709	153,268
Swiss Life Holding AG (Registered)*	413	116,888
Swiss Re AG	21,182	2,007,329
T&D Holdings, Inc.	7,300	96,532
Tokio Marine Holdings, Inc.	8,600	352,904
Torchmark Corp.	926	68,302
Travelers Cos., Inc. (The)	2,364	289,401
Tryg A/S	947	17,123
UnipolSai SpA	13,205	28,217
Unum Group	1,900	83,467
Willis Towers Watson plc	1,064	130,106
XL Group Ltd.	2,255	84,021
Zurich Insurance Group AG*	1,879	517,403

		30,899,677

Total Financials		138,110,742

Health Care (12.3%)
Biotechnology (2.7%)
AbbVie, Inc.	13,353	836,165
Actelion Ltd. (Registered)*	1,206	261,144
Alexion Pharmaceuticals, Inc.*	1,839	225,002
Amgen, Inc.	40,186	5,875,596
Biogen, Inc.*	1,797	509,593
BioMarin Pharmaceutical, Inc.*	20,380	1,688,279
Celgene Corp.*	34,175	3,955,756
CSL Ltd.	5,655	409,766
Genmab A/S*	715	118,753
Gilead Sciences, Inc.	76,680	5,491,055
Grifols SA	4,029	80,072
Regeneron Pharmaceuticals, Inc.*	619	227,229
Shire plc	11,106	641,101
Vertex Pharmaceuticals, Inc.*	2,032	149,697

		20,469,208

Health Care Equipment & Supplies (0.9%)
Abbott Laboratories	12,053	462,956
Baxter International, Inc.	4,014	177,981
Becton Dickinson and Co.	1,746	289,050
Boston Scientific Corp.*	11,157	241,326
C.R. Bard, Inc.	602	$135,245
Cochlear Ltd. (x)	768	67,921
Coloplast A/S, Class B	1,501	101,229
Cooper Cos., Inc. (The)	395	69,097
Cyberdyne, Inc. (x)*	1,100	15,548
Danaher Corp.	4,982	387,799
DENTSPLY SIRONA, Inc.	1,911	110,322
Edwards Lifesciences Corp.*	1,745	163,507
Essilor International SA	2,622	296,291
Getinge AB, Class B	82,227	1,318,613
Hologic, Inc.*	2,275	91,273
Hoya Corp.	4,900	205,894
Intuitive Surgical, Inc.*	316	200,398
Medtronic plc	11,331	807,107
Olympus Corp.	3,500	120,984
Smith & Nephew plc	11,259	169,421
Sonova Holding AG (Registered)	705	85,434
St. Jude Medical, Inc.	2,336	187,324
Stryker Corp.	2,547	305,156
Sysmex Corp.	1,900	110,058
Terumo Corp.	4,200	155,063
Varian Medical Systems, Inc.*	757	67,963
William Demant Holding A/S*	1,840	31,993
Zimmer Biomet Holdings, Inc.	1,640	169,248

		6,544,201

Health Care Providers & Services (1.0%)
Aetna, Inc.	2,877	356,777
Alfresa Holdings Corp.	2,300	38,059
AmerisourceBergen Corp.	1,372	107,277
Anthem, Inc.	2,158	310,256
Cardinal Health, Inc.	2,612	187,986
Centene Corp.*	1,390	78,549
Cigna Corp.	2,104	280,653
DaVita, Inc.*	1,357	87,119
Envision Healthcare Corp.*	961	60,822
Express Scripts Holding Co.*	5,071	348,834
Fresenius Medical Care AG & Co. KGaA	2,682	227,127
Fresenius SE & Co. KGaA	5,056	395,226
HCA Holdings, Inc.*	2,422	179,276
Healthscope Ltd.	21,288	35,180
Henry Schein, Inc.*	671	101,797
Humana, Inc.	1,222	249,325
Laboratory Corp. of America Holdings*	839	107,711
McKesson Corp.	1,851	259,973
Mediclinic International plc	4,794	45,552
Medipal Holdings Corp.	2,100	33,115
Miraca Holdings, Inc.	700	31,444
Patterson Cos., Inc. (x)	716	29,377
Quest Diagnostics, Inc.	1,140	104,766
Ramsay Health Care Ltd.	1,797	88,572
Ryman Healthcare Ltd.	4,162	23,449
Sinopharm Group Co. Ltd., Class H	596,000	2,455,631
Sonic Healthcare Ltd.	4,960	76,599
Suzuken Co. Ltd.	960	31,377
UnitedHealth Group, Inc.	7,809	1,249,752
Universal Health Services, Inc., Class B	733	77,977

		7,659,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Health Care Technology (0.0%)
Cerner Corp.*	2,464	$116,720
M3, Inc. (x)	2,400	60,475

		177,195

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	2,669	121,600
Eurofins Scientific SE	136	57,980
Illumina, Inc.*	1,202	153,904
Lonza Group AG (Registered)*	612	105,957
Mettler-Toledo International, Inc.*	217	90,828
PerkinElmer, Inc.	921	48,030
QIAGEN NV*	97,683	2,743,397
Thermo Fisher Scientific, Inc.	3,233	456,176
Waters Corp.*	661	88,832

		3,866,704

Pharmaceuticals (7.2%)
Allergan plc*	28,188	5,919,762
Astellas Pharma, Inc.	26,900	373,665
AstraZeneca plc	15,783	863,137
Bayer AG (Registered)	36,376	3,795,806
Bristol-Myers Squibb Co.	13,700	800,628
Chugai Pharmaceutical Co. Ltd.	2,600	74,635
Daiichi Sankyo Co. Ltd.	7,700	157,558
Eisai Co. Ltd.	3,200	183,663
Eli Lilly & Co.	43,735	3,216,709
Endo International plc*	1,736	28,592
Galenica AG (Registered)	52	58,674
GlaxoSmithKline plc	218,706	4,210,110
Hikma Pharmaceuticals plc	1,569	36,604
Hisamitsu Pharmaceutical Co., Inc.	700	35,037
Johnson & Johnson	22,373	2,577,593
Kyowa Hakko Kirin Co. Ltd.	3,000	41,480
Mallinckrodt plc*	893	44,489
Merck & Co., Inc.	54,933	3,233,906
Merck KGaA	25,344	2,645,160
Mitsubishi Tanabe Pharma Corp.	3,000	58,858
Mylan NV*	3,772	143,902
Novartis AG (Registered)	54,346	3,954,668
Novo Nordisk A/S, Class B	23,707	854,963
Ono Pharmaceutical Co. Ltd.	5,200	113,699
Orion OYJ, Class B	1,363	60,676
Otsuka Holdings Co. Ltd.	4,800	209,167
Perrigo Co. plc	1,175	97,795
Pfizer, Inc.	160,914	5,226,487
Roche Holding AG	28,366	6,479,358
Sanofi	63,968	5,178,132
Santen Pharmaceutical Co. Ltd.	4,400	53,835
Shionogi & Co. Ltd.	3,700	177,252
Sumitomo Dainippon Pharma Co. Ltd.	2,100	36,116
Taisho Pharmaceutical Holdings Co. Ltd.	400	33,198
Takeda Pharmaceutical Co. Ltd.	9,000	372,321
Taro Pharmaceutical Industries Ltd. (x)*	191	20,107
Teva Pharmaceutical Industries Ltd. (ADR)	127,688	4,628,691
UCB SA	1,611	$103,292
Zoetis, Inc.	4,059	217,278

		56,317,003

Total Health Care		95,033,869

Industrials (8.5%)
Aerospace & Defense (1.7%)
Airbus Group SE	7,158	473,491
Arconic, Inc.	3,759	69,692
BAE Systems plc	413,348	3,013,160
Boeing Co. (The)	4,720	734,810
Cobham plc	19,174	38,682
Dassault Aviation SA	28	31,290
Elbit Systems Ltd.	292	29,563
General Dynamics Corp.	2,353	406,269
L-3 Communications Holdings, Inc.	633	96,286
Leonardo-Finmeccanica SpA*	3,972	55,776
Lockheed Martin Corp.	2,070	517,376
Meggitt plc	10,669	60,299
Northrop Grumman Corp.	1,464	340,497
Raytheon Co.	2,420	343,640
Rockwell Collins, Inc.	26,245	2,434,485
Rolls-Royce Holdings plc*	23,313	191,923
Rolls-Royce Holdings plc, Class C*†	1,072,398	1,322
Safran SA	3,916	282,039
Singapore Technologies Engineering Ltd.	18,200	40,594
Textron, Inc.	2,209	107,269
Thales SA	1,374	133,251
TransDigm Group, Inc.	411	102,323
United Technologies Corp.	6,298	690,387
Zodiac Aerospace (x)	95,648	2,196,419

		12,390,843

Air Freight & Logistics (0.8%)
Bollore SA	12,032	42,429
C.H. Robinson Worldwide, Inc.	1,170	85,714
Deutsche Post AG (Registered)	11,929	392,220
Expeditors International of Washington, Inc.	1,484	78,593
FedEx Corp.	11,413	2,125,101
Royal Mail plc	11,062	62,997
United Parcel Service, Inc., Class B	30,678	3,516,926
Yamato Holdings Co. Ltd.	4,400	89,468

		6,393,448

Airlines (0.4%)
Alaska Air Group, Inc.	1,008	89,440
American Airlines Group, Inc.	4,345	202,868
ANA Holdings, Inc.	14,000	37,709
Cathay Pacific Airways Ltd. (x)	12,000	15,784
Delta Air Lines, Inc.	6,140	302,027
Deutsche Lufthansa AG (Registered)	132,702	1,713,980
easyJet plc	2,225	27,558
International Consolidated Airlines Group SA	11,945	64,492
Japan Airlines Co. Ltd.	1,330	38,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Qantas Airways Ltd.	8,028	$19,292
Ryanair Holdings plc (ADR)*	400	33,304
Singapore Airlines Ltd. (x)	6,000	40,065
Southwest Airlines Co.	5,085	253,436
United Continental Holdings, Inc.*	2,406	175,349

		3,014,166

Building Products (0.7%)
Allegion plc	822	52,608
Asahi Glass Co. Ltd. (x)	13,000	88,539
Assa Abloy AB, Class B	12,577	233,439
Cie de Saint-Gobain	86,739	4,040,738
Daikin Industries Ltd.	2,900	266,366
Fortune Brands Home & Security, Inc.	1,229	65,702
Geberit AG (Registered)	458	183,596
Johnson Controls International plc	7,740	318,811
LIXIL Group Corp.	3,100	70,395
Masco Corp.	2,708	85,627
TOTO Ltd.	1,800	71,230

		5,477,051

Commercial Services & Supplies (0.3%)
Babcock International Group plc	3,318	38,969
Brambles Ltd.	19,588	175,282
Cintas Corp.	695	80,314
Dai Nippon Printing Co. Ltd.	7,000	69,176
Edenred	2,745	54,424
G4S plc	20,641	59,779
ISS A/S	2,205	74,431
Park24 Co. Ltd. (x)	1,300	35,260
Pitney Bowes, Inc.	1,492	22,663
Republic Services, Inc.	1,912	109,080
Secom Co. Ltd.	2,600	190,159
Securitas AB, Class B	4,220	66,422
Serco Group plc*	662,034	1,169,172
Societe BIC SA	381	51,797
Sohgo Security Services Co. Ltd.	800	30,768
Stericycle, Inc.*	672	51,771
Toppan Printing Co. Ltd.	7,000	66,841
Waste Management, Inc.	3,336	236,557

		2,582,865

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,393	75,620
Boskalis Westminster	1,173	40,735
Bouygues SA	2,652	95,041
CIMIC Group Ltd.	867	21,861
Eiffage SA	739	51,536
Ferrovial SA	6,478	115,890
Fluor Corp.	1,112	58,402
HOCHTIEF AG	234	32,773
Jacobs Engineering Group, Inc.*	989	56,373
JGC Corp.	2,600	47,250
Kajima Corp.	11,000	76,141
Obayashi Corp.	8,400	80,281
Quanta Services, Inc.*	1,315	45,828
Shimizu Corp.	8,000	73,172
Skanska AB, Class B	4,429	104,568
Taisei Corp.	12,000	$83,987
Vinci SA	6,288	428,254

		1,487,712

Electrical Equipment (0.4%)
ABB Ltd. (Registered)*	23,421	494,041
Acuity Brands, Inc.	360	83,110
AMETEK, Inc.	1,906	92,632
Eaton Corp. plc	3,728	250,112
Emerson Electric Co.	5,277	294,193
Fuji Electric Co. Ltd.	8,000	41,480
Legrand SA	3,333	189,283
Mabuchi Motor Co. Ltd.	700	36,535
Mitsubishi Electric Corp.	24,000	334,614
Nidec Corp.	2,900	250,237
OSRAM Licht AG	1,032	54,127
Prysmian SpA	2,673	68,655
Rockwell Automation, Inc.	1,061	142,598
Schneider Electric SE	6,886	479,201
Vestas Wind Systems A/S	2,745	178,401

		2,989,219

Industrial Conglomerates (1.8%)
3M Co.	4,956	884,993
CK Hutchison Holdings Ltd.	201,924	2,288,880
DCC plc	1,034	76,968
General Electric Co.	72,788	2,300,101
Honeywell International, Inc.	6,239	722,788
Jardine Matheson Holdings Ltd.	3,100	167,679
Keihan Holdings Co. Ltd. (x)	6,000	39,427
Keppel Corp. Ltd.	19,500	77,965
Koninklijke Philips NV	11,719	357,744
NWS Holdings Ltd. (x)	20,215	32,951
Roper Technologies, Inc.	831	152,139
Seibu Holdings, Inc.	2,200	39,454
Sembcorp Industries Ltd.	13,500	26,568
Siemens AG (Registered)	34,148	4,198,481
Smiths Group plc	5,273	92,018
Toshiba Corp.*	797,000	1,930,530

		13,388,686

Machinery (1.1%)
Alfa Laval AB	3,926	64,984
Alstom SA*	1,876	51,690
Amada Holdings Co. Ltd.	4,700	52,479
ANDRITZ AG	1,039	52,164
Atlas Copco AB, Class A	8,427	256,678
Atlas Copco AB, Class B	4,916	134,142
Caterpillar, Inc.	4,790	444,224
CNH Industrial NV	12,870	111,971
Cummins, Inc.	1,272	173,844
Deere & Co.	2,372	244,411
Dover Corp.	1,264	94,712
FANUC Corp.	2,400	406,895
Flowserve Corp. (x)	1,049	50,404
Fortive Corp.	2,465	132,198
GEA Group AG	2,165	87,126
Hino Motors Ltd.	3,400	34,618
Hitachi Construction Machinery Co. Ltd. (x)	1,400	30,318
Hoshizaki Corp. (x)	600	47,487
IHI Corp.*	19,000	49,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Illinois Tool Works, Inc.	2,619	$320,722
IMI plc	3,626	46,474
Ingersoll-Rand plc	2,115	158,710
JTEKT Corp.	2,800	44,800
Kawasaki Heavy Industries Ltd.	16,000	50,242
Komatsu Ltd.	11,700	265,032
Kone OYJ, Class B	4,251	190,493
Kubota Corp.	12,900	184,160
Kurita Water Industries Ltd.	1,400	30,833
Makita Corp.	1,300	87,093
MAN SE	401	39,818
Metso OYJ	1,535	43,789
Minebea Co. Ltd. (x)	4,000	37,510
Mitsubishi Heavy Industries Ltd.	40,000	182,280
Nabtesco Corp.	1,600	37,223
NGK Insulators Ltd.	3,000	58,190
NSK Ltd.	5,100	59,084
PACCAR, Inc.	2,874	183,649
Parker-Hannifin Corp.	1,098	153,720
Pentair plc	1,364	76,479
Sandvik AB	12,838	158,809
Schindler Holding AG	539	95,065
Schindler Holding AG (Registered)	264	46,122
SKF AB, Class B	4,629	85,156
SMC Corp.	700	167,132
Snap-on, Inc.	476	81,525
Stanley Black & Decker, Inc.	23,763	2,725,377
Sumitomo Heavy Industries Ltd.	6,000	38,657
THK Co. Ltd.	1,600	35,402
Volvo AB, Class B	19,482	227,525
Wartsila OYJ Abp	1,710	76,825
Weir Group plc (The)	2,930	68,247
Xylem, Inc.	1,492	73,884
Yangzijiang Shipbuilding Holdings Ltd.	30,135	16,960
Zardoya Otis SA	3,240	27,387

		8,694,139

Marine (0.0%)
AP Moller – Maersk A/S, Class A	44	66,475
AP Moller – Maersk A/S, Class B	85	135,639
Kuehne + Nagel International AG (Registered)	654	86,446
Mitsui OSK Lines Ltd.	15,000	41,583
Nippon Yusen KK	22,000	40,847

		370,990

Professional Services (0.3%)
Adecco Group AG (Registered)	2,011	131,624
Bureau Veritas SA	3,506	67,944
Capita plc	7,973	52,176
Dun & Bradstreet Corp. (The)	308	37,367
Equifax, Inc.	978	115,629
Experian plc	12,233	237,295
Intertek Group plc	1,862	79,880
Nielsen Holdings plc	2,754	115,530
Randstad Holding NV	1,412	76,591
Recruit Holdings Co. Ltd.	4,600	184,590
RELX NV	12,159	204,659
RELX plc	13,727	245,129
Robert Half International, Inc.	1,025	50,000
SEEK Ltd.	4,362	46,840
SGS SA (Registered)	68	$138,364
Verisk Analytics, Inc.*	1,288	104,547
Wolters Kluwer NV	3,661	132,646

		2,020,811

Road & Rail (0.4%)
Aurizon Holdings Ltd.	23,941	87,249
Central Japan Railway Co.	1,800	296,163
ComfortDelGro Corp. Ltd.	29,000	49,463
CSX Corp.	7,756	278,673
DSV A/S	2,378	105,794
East Japan Railway Co.	4,097	354,051
Hankyu Hanshin Holdings, Inc.	3,000	96,257
JB Hunt Transport Services, Inc.	745	72,317
Kansas City Southern	873	74,074
Keikyu Corp.	6,000	69,562
Keio Corp. (x)	7,000	57,557
Keisei Electric Railway Co. Ltd.	1,500	36,411
Kintetsu Group Holdings Co. Ltd.	24,000	91,585
MTR Corp. Ltd. (x)	19,500	94,803
Nagoya Railroad Co. Ltd.	12,000	58,011
Nippon Express Co. Ltd.	10,000	53,818
Norfolk Southern Corp.	2,407	260,124
Odakyu Electric Railway Co. Ltd.	3,500	69,266
Ryder System, Inc.	432	32,158
Tobu Railway Co. Ltd.	13,000	64,513
Tokyu Corp.	13,000	95,547
Union Pacific Corp.	6,829	708,030
West Japan Railway Co.	2,100	128,884

		3,234,310

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	2,045	85,092
Ashtead Group plc	6,485	126,275
Brenntag AG	2,040	113,383
Bunzl plc	4,179	108,618
Fastenal Co.	2,369	111,296
ITOCHU Corp.	18,200	241,680
Marubeni Corp.	19,300	109,451
MISUMI Group, Inc. (x)	3,400	55,971
Mitsubishi Corp.	18,800	400,531
Mitsui & Co. Ltd.	20,700	284,620
Rexel SA	3,907	64,302
Sumitomo Corp.	14,700	173,004
Toyota Tsusho Corp.	2,800	72,950
Travis Perkins plc	3,346	59,875
United Rentals, Inc.*	706	74,539
Wolseley plc	3,128	191,282
WW Grainger, Inc.	456	105,906

		2,378,775

Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	7,977	111,638
Aena SA§	844	115,186
Aeroports de Paris (x)	392	42,007
Atlantia SpA	5,614	131,547
Auckland International Airport Ltd.	13,352	57,973
Fraport AG Frankfurt Airport Services Worldwide	511	30,214
Groupe Eurotunnel SE (Registered)	5,619	53,435
Hutchison Port Holdings Trust	48,200	21,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Hutchison Port Holdings Trust (Singapore Exchange)	32,600	$14,181
Japan Airport Terminal Co. Ltd.	600	21,690
Kamigumi Co. Ltd.	3,000	28,595
Mitsubishi Logistics Corp.	1,000	14,143
SATS Ltd.	8,400	28,132
Sydney Airport	14,373	62,130
Transurban Group	25,098	186,915

		919,476

Total Industrials		65,342,491

Information Technology (13.0%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	130,730	3,950,661
F5 Networks, Inc.*	543	78,583
Harris Corp.	1,019	104,417
Juniper Networks, Inc.	3,140	88,736
Motorola Solutions, Inc.	1,367	113,311
Nokia OYJ	73,624	355,571
Telefonaktiebolaget LM Ericsson, Class B	37,862	222,336

		4,913,615

Electronic Equipment, Instruments & Components (1.2%)
Alps Electric Co. Ltd.	2,500	60,449
Amphenol Corp., Class A	2,531	170,083
Corning, Inc.	7,799	189,282
FLIR Systems, Inc.	1,176	42,559
Hamamatsu Photonics KK	1,900	49,989
Hexagon AB, Class B	2,959	105,718
Hirose Electric Co. Ltd.	415	51,451
Hitachi High-Technologies Corp.	600	24,205
Hitachi Ltd.	60,400	326,612
Ingenico Group SA	559	44,644
Keyence Corp.	640	439,170
Knowles Corp. (x)*	205,350	3,431,400
Kyocera Corp.	3,900	193,941
Murata Manufacturing Co. Ltd.	2,400	321,369
Nippon Electric Glass Co. Ltd.	6,000	32,445
Omron Corp.	87,900	3,373,104
Shimadzu Corp.	3,000	47,795
TDK Corp.	1,600	110,066
TE Connectivity Ltd.	2,915	201,951
Yaskawa Electric Corp. (x)	3,100	48,221
Yokogawa Electric Corp.	2,400	34,765

		9,299,219

Internet Software & Services (1.7%)
Akamai Technologies, Inc.*	1,417	94,486
Alphabet, Inc., Class A*	9,744	7,721,632
Alphabet, Inc., Class C*	2,440	1,883,241
Auto Trader Group plc§	11,148	56,192
DeNA Co. Ltd.	1,300	28,408
eBay, Inc.*	8,609	255,601
Facebook, Inc., Class A*	19,237	2,213,217
Kakaku.com, Inc.	2,000	33,095
Mixi, Inc.	600	21,921
United Internet AG (Registered)	1,684	65,757
VeriSign, Inc. (x)*	775	58,954
Yahoo Japan Corp.	16,300	62,620
Yahoo!, Inc.*	7,180	277,651

		12,772,775

IT Services (0.9%)
Accenture plc, Class A	5,104	$597,832
Alliance Data Systems Corp.	480	109,680
Amadeus IT Group SA	5,580	253,571
Atos SE	1,100	116,081
Automatic Data Processing, Inc.	3,740	384,397
Capgemini SA	2,002	168,909
Cognizant Technology Solutions Corp., Class A*	4,976	278,805
Computershare Ltd.	6,230	56,019
CSRA, Inc.	1,161	36,966
Fidelity National Information Services, Inc.	2,688	203,320
Fiserv, Inc.*	1,802	191,517
Fujitsu Ltd.	23,000	127,816
Global Payments, Inc.	1,260	87,457
International Business Machines Corp.	7,132	1,183,840
Mastercard, Inc., Class A	7,863	811,855
Nomura Research Institute Ltd.	1,815	55,285
NTT Data Corp.	1,600	77,348
Obic Co. Ltd.	800	34,978
Otsuka Corp.	700	32,702
Paychex, Inc.	2,631	160,175
PayPal Holdings, Inc.*	9,203	363,242
Teradata Corp. (x)*	1,090	29,615
Total System Services, Inc.	1,391	68,201
Visa, Inc., Class A	15,359	1,198,308
Western Union Co. (The)	3,999	86,858
Worldpay Group plc§	22,391	74,478
Xerox Corp.	6,879	60,054

		6,849,309

Semiconductors & Semiconductor Equipment (1.6%)
Analog Devices, Inc.	2,521	183,075
Applied Materials, Inc.	123,513	3,985,765
ASM Pacific Technology Ltd. (x)	3,400	36,019
ASML Holding NV	4,532	508,786
Broadcom Ltd.	3,243	573,265
First Solar, Inc. (x)*	587	18,837
Infineon Technologies AG	14,287	248,297
Intel Corp.	38,791	1,406,950
KLA-Tencor Corp.	1,277	100,474
Lam Research Corp.	1,314	138,929
Linear Technology Corp.	1,966	122,580
Microchip Technology, Inc. (x)	1,765	113,225
Micron Technology, Inc.*	8,514	186,627
NVIDIA Corp.	4,387	468,268
NXP Semiconductors NV*	3,719	364,499
Qorvo, Inc.*	1,049	55,314
QUALCOMM, Inc.	12,083	787,812
Rohm Co. Ltd.	1,000	57,583
Skyworks Solutions, Inc.	1,537	114,752
STMicroelectronics NV	8,239	93,449
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	74,105	2,130,519
Texas Instruments, Inc.	8,226	600,251
Tokyo Electron Ltd.	2,000	189,005
Xilinx, Inc.	2,078	125,449

		12,609,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Software (3.6%)
Activision Blizzard, Inc.	5,593	$201,963
Adobe Systems, Inc.*	4,086	420,654
Autodesk, Inc.*	1,601	118,490
CA, Inc.	2,576	81,840
Check Point Software Technologies Ltd.*	1,539	129,984
Citrix Systems, Inc.*	1,277	114,049
Dassault Systemes SE	1,565	119,255
Electronic Arts, Inc.*	2,466	194,222
Gemalto NV	1,128	65,211
Intuit, Inc.	2,009	230,251
Konami Holdings Corp.	1,200	48,462
LINE Corp. (x)*	500	17,155
Microsoft Corp.	208,723	12,970,048
Mobileye NV*	2,337	89,086
Nexon Co. Ltd.	2,400	34,786
Nice Ltd.	797	54,333
Nintendo Co. Ltd.	1,400	293,955
Oracle Corp.	193,763	7,450,187
Oracle Corp. Japan	500	25,198
Red Hat, Inc.*	1,485	103,505
Sage Group plc (The)	12,972	104,713
salesforce.com, Inc.*	5,279	361,400
SAP SE	44,513	3,880,196
Symantec Corp.	5,047	120,573
Trend Micro, Inc.	1,500	53,326

		27,282,842

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	84,313	9,765,131
Brother Industries Ltd.	3,100	55,939
Canon, Inc.	13,400	377,780
Catcher Technology Co. Ltd.	283,000	1,966,924
FUJIFILM Holdings Corp.	5,400	204,911
Hewlett Packard Enterprise Co.	77,005	1,781,896
HP, Inc.	14,028	208,176
Konica Minolta, Inc.	304,300	3,022,822
NEC Corp.	34,000	90,182
NetApp, Inc.	2,360	83,237
Ricoh Co. Ltd.	8,000	67,628
Samsung Electronics Co. Ltd. (GDR) (m)	11,470	8,568,090
Seagate Technology plc	2,448	93,440
Seiko Epson Corp.	3,200	67,765
Western Digital Corp.	2,331	158,391

		26,512,312

Total Information Technology		100,239,802

Materials (5.3%)
Chemicals (2.3%)
Air Liquide SA	4,834	537,601
Air Products & Chemicals, Inc.	1,776	255,424
Air Water, Inc.	2,000	36,107
Akzo Nobel NV	54,168	3,386,415
Albemarle Corp.	902	77,644
Arkema SA	898	87,854
Asahi Kasei Corp.	16,000	139,568
BASF SE	11,437	1,063,178
CF Industries Holdings, Inc. (x)	1,968	61,953
Chr Hansen Holding A/S	1,132	62,687
Covestro AG§	952	$65,318
Croda International plc	1,760	69,322
Daicel Corp.	4,000	44,150
Dow Chemical Co. (The)	9,239	528,656
Eastman Chemical Co.	1,248	93,862
Ecolab, Inc.	2,152	252,257
EI du Pont de Nemours & Co.	7,169	526,205
EMS-Chemie Holding AG (Registered)	88	44,722
Evonik Industries AG	1,893	56,552
FMC Corp.	1,087	61,481
Frutarom Industries Ltd.	475	24,305
Fuchs Petrolub SE (Preference) (q)	921	38,663
Givaudan S.A. (Registered)	116	212,566
Hitachi Chemical Co. Ltd.	1,400	35,013
Incitec Pivot Ltd.	23,083	59,968
International Flavors & Fragrances, Inc.	639	75,293
Israel Chemicals Ltd.	6,622	27,162
Johnson Matthey plc	2,226	87,293
JSR Corp.	2,500	39,422
K+S AG (Registered) (x)	2,252	53,788
Kaneka Corp.	3,000	24,436
Kansai Paint Co. Ltd. (x)	3,000	55,264
Koninklijke DSM NV	2,291	137,366
Kuraray Co. Ltd. (x)	4,600	69,113
LANXESS AG	1,182	77,578
Linde AG	2,289	376,125
LyondellBasell Industries NV, Class A	36,965	3,170,859
Mitsubishi Chemical Holdings Corp.	15,700	101,823
Mitsubishi Gas Chemical Co., Inc.	2,500	42,674
Mitsui Chemicals, Inc.	12,000	53,904
Monsanto Co.	3,588	377,493
Mosaic Co. (The)	2,871	84,206
Nippon Paint Holdings Co. Ltd.	2,000	54,503
Nissan Chemical Industries Ltd.	1,500	50,118
Nitto Denko Corp.	2,100	161,154
Novozymes A/S, Class B	2,901	100,020
Orica Ltd.	5,042	64,330
PPG Industries, Inc.	2,183	206,861
Praxair, Inc.	2,339	274,107
Sherwin-Williams Co. (The)	658	176,831
Shin-Etsu Chemical Co. Ltd.	4,900	380,135
Sika AG	27	129,710
Solvay SA	946	110,883
Sumitomo Chemical Co. Ltd.	18,000	85,630
Symrise AG	1,458	88,755
Syngenta AG (Registered)	1,134	448,232
Taiyo Nippon Sanso Corp.	2,000	23,170
Teijin Ltd.	2,000	40,539
Toray Industries, Inc.	18,000	145,725
Umicore SA	1,235	70,396
Yara International ASA	53,444	2,104,254

		17,390,623

Construction Materials (1.1%)
Boral Ltd.	12,310	48,060
CRH plc	157,919	5,478,223
Fletcher Building Ltd.	8,834	65,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
HeidelbergCement AG	21,673	$2,022,012
Imerys SA	480	36,415
James Hardie Industries plc (CDI) (x)	5,735	90,926
LafargeHolcim Ltd. (Registered)*	5,590	294,514
Martin Marietta Materials, Inc.	520	115,196
Taiheiyo Cement Corp.	16,000	50,652
Vulcan Materials Co.	1,091	136,539

		8,337,589

Containers & Packaging (0.1%)
Amcor Ltd.	14,667	158,237
Avery Dennison Corp.	732	51,401
Ball Corp.	1,429	107,275
International Paper Co.	3,372	178,918
Sealed Air Corp.	1,573	71,320
Toyo Seikan Group Holdings Ltd.	2,100	39,206
WestRock Co.	2,045	103,825

		710,182

Metals & Mining (1.8%)
Alumina Ltd. (x)	33,989	44,887
Anglo American plc*	17,475	249,820
Antofagasta plc	5,347	44,480
ArcelorMittal*	23,360	172,523
BHP Billiton Ltd.	39,583	715,841
BHP Billiton plc	26,099	420,228
Boliden AB	3,528	92,125
Fortescue Metals Group Ltd.	19,159	81,436
Freeport-McMoRan, Inc.*	10,019	132,151
Fresnillo plc	2,927	44,044
Glencore plc*	667,934	2,283,038
Hitachi Metals Ltd.	3,000	40,659
Industrias Penoles SAB de CV	75,577	1,407,513
JFE Holdings, Inc. (x)	6,400	97,472
Kobe Steel Ltd.*	3,900	37,273
Maruichi Steel Tube Ltd.	600	19,534
Mitsubishi Materials Corp.	1,500	46,075
Newcrest Mining Ltd.	9,616	140,523
Newmont Mining Corp.	4,350	148,205
Nippon Steel & Sumitomo Metal Corp.	10,005	223,170
Norsk Hydro ASA	17,378	83,113
Nucor Corp.	2,610	155,347
Randgold Resources Ltd.	1,105	87,360
Rio Tinto Ltd. (x)	5,236	226,336
Rio Tinto plc	15,495	603,148
Silver Wheaton Corp.	121,600	2,349,311
South32 Ltd.	66,725	132,418
Sumitomo Metal Mining Co. Ltd.	261,000	3,365,364
thyssenkrupp AG	4,875	116,181
voestalpine AG	1,199	47,065

		13,606,640

Paper & Forest Products (0.0%)
Mondi plc	4,224	86,726
Oji Holdings Corp.	11,000	44,800
Stora Enso OYJ, Class R	7,051	75,781
UPM-Kymmene OYJ	6,585	161,786

		369,093

Total Materials		40,414,127

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
American Tower Corp. (REIT)	3,489	$368,717
Apartment Investment & Management Co. (REIT), Class A	1,259	57,222
Ascendas REIT (REIT)	30,917	48,463
AvalonBay Communities, Inc. (REIT)	1,126	199,471
Boston Properties, Inc. (REIT)	1,260	158,483
British Land Co. plc (The) (REIT)	11,730	91,001
CapitaLand Commercial Trust (REIT)	30,400	31,069
CapitaLand Mall Trust (REIT)	34,400	44,777
Crown Castle International Corp. (REIT)	2,957	256,579
Daiwa House REIT Investment Corp. (REIT) (x)	17	42,996
Dexus Property Group (REIT)	11,648	80,864
Digital Realty Trust, Inc. (REIT) (x)	1,269	124,692
Equinix, Inc. (REIT)	583	208,370
Equity Residential (REIT)	2,998	192,951
Essex Property Trust, Inc. (REIT)	537	124,853
Extra Space Storage, Inc. (REIT)	1,014	78,321
Federal Realty Investment Trust (REIT)	579	82,282
Fonciere Des Regions (REIT)	363	31,692
Gecina SA (REIT)	535	74,028
General Growth Properties, Inc. (REIT)	4,788	119,604
Goodman Group (REIT) (x)	22,700	116,800
GPT Group (The) (REIT)	22,685	82,344
Hammerson plc (REIT)	10,577	74,691
HCP, Inc. (REIT)	3,834	113,946
Host Hotels & Resorts, Inc. (REIT)	6,088	114,698
ICADE (REIT)	390	27,830
Intu Properties plc (REIT) (x)	12,253	42,478
Iron Mountain, Inc. (REIT)	2,007	65,187
Japan Prime Realty Investment Corp. (REIT) (x)	9	35,461
Japan Real Estate Investment Corp. (REIT) (x)	17	92,655
Japan Retail Fund Investment Corp. (REIT)	34	68,829
Kimco Realty Corp. (REIT)	3,444	86,651
Klepierre (REIT)	2,706	106,376
Land Securities Group plc (REIT)	9,836	129,219
Link REIT (REIT)	27,000	175,485
Macerich Co. (The) (REIT)	961	68,077
Mid-America Apartment Communities, Inc. (REIT)	930	91,066
Mirvac Group (REIT)	49,100	75,472
Nippon Building Fund, Inc. (REIT) (x)	17	94,109
Nippon Prologis REIT, Inc. (REIT)	20	40,881
Nomura Real Estate Master Fund, Inc. (REIT)	50	75,636

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Prologis, Inc. (REIT)	4,321	$228,106
Public Storage (REIT)	1,223	273,341
Realty Income Corp. (REIT)	2,120	121,858
Scentre Group (REIT)	66,894	223,992
Segro plc (REIT)	8,652	48,846
Simon Property Group, Inc. (REIT)	2,576	457,677
SL Green Realty Corp. (REIT)	822	88,406
Stockland (REIT)	28,650	94,693
Suntec REIT (REIT) (x)	33,300	37,942
UDR, Inc. (REIT)	2,160	78,797
Unibail-Rodamco SE (REIT)	1,211	289,052
United Urban Investment Corp. (REIT)	38	57,841
Ventas, Inc. (REIT)	2,881	180,120
Vicinity Centres (REIT)	39,807	85,893
Vornado Realty Trust (REIT) (x)	1,409	147,057
Welltower, Inc. (REIT)	2,935	196,440
Westfield Corp. (REIT)	24,744	167,494
Weyerhaeuser Co. (REIT)	6,139	184,723

		7,156,604

Real Estate Management & Development (1.2%)
Aeon Mall Co. Ltd.	1,570	22,084
Azrieli Group Ltd.	437	18,957
CapitaLand Ltd.	32,000	66,733
CBRE Group, Inc., Class A*	2,449	77,119
Cheung Kong Property Holdings Ltd.	177,924	1,091,016
City Developments Ltd.	5,100	29,160
Daito Trust Construction Co. Ltd. (x)	900	135,375
Daiwa House Industry Co. Ltd.	6,800	185,949
Deutsche Wohnen AG	4,133	129,822
Global Logistic Properties Ltd.	34,200	51,956
Hang Lung Group Ltd.	11,000	38,300
Hang Lung Properties Ltd.	25,000	53,001
Henderson Land Development Co. Ltd.	12,251	65,169
Hongkong Land Holdings Ltd.	14,600	90,228
Hulic Co. Ltd. (x)	4,100	36,448
Hysan Development Co. Ltd.	9,000	37,198
Kerry Properties Ltd. (x)	9,500	25,788
LendLease Group (x)	6,301	66,479
Mitsubishi Estate Co. Ltd.	16,000	318,631
Mitsui Fudosan Co. Ltd.	89,000	2,059,851
New World Development Co. Ltd.	71,133	75,220
Nomura Real Estate Holdings, Inc.	1,700	28,916
Sino Land Co. Ltd.	40,600	60,838
Sumitomo Realty & Development Co. Ltd.	5,000	132,877
Sun Hung Kai Properties Ltd.	18,000	227,481
Swire Pacific Ltd., Class A	134,260	1,282,089
Swire Properties Ltd.	689,732	1,903,446
Swiss Prime Site AG (Registered)*	904	73,994
Tokyo Tatemono Co. Ltd.	2,200	29,421
Tokyu Fudosan Holdings Corp.	7,100	41,917
UOL Group Ltd.	6,428	26,588
Vonovia SE	5,793	188,459
Wharf Holdings Ltd. (The) (x)	17,400	$115,671
Wheelock & Co. Ltd.	9,000	50,661

		8,836,842

Total Real Estate		15,993,446

Telecommunication Services (4.1%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	50,442	2,145,298
Bezeq The Israeli Telecommunication Corp. Ltd.	26,067	49,535
BT Group plc	105,737	478,108
CenturyLink, Inc. (x)	4,477	106,463
Deutsche Telekom AG (Registered)	40,922	704,517
Elisa OYJ	1,831	59,615
Frontier Communications Corp. (x)	9,961	33,668
HKT Trust & HKT Ltd.	35,414	43,431
Iliad SA	340	65,371
Inmarsat plc	6,041	55,949
Koninklijke KPN NV	42,768	126,686
Level 3 Communications, Inc.*	2,388	134,588
Nippon Telegraph & Telephone Corp.	8,556	359,590
Orange SA	24,808	376,958
PCCW Ltd.	61,000	33,039
Proximus SADP	1,648	47,463
SFR Group SA*	1,353	38,212
Singapore Telecommunications Ltd.	1,216,950	3,067,270
Spark New Zealand Ltd.	23,871	56,549
Swisscom AG (Registered)	321	143,777
TDC A/S*	10,686	54,864
Telecom Italia SpA*	82,364	59,563
Telecom Italia SpA (RNC)*	119,364	105,168
Telefonica Deutschland Holding AG	9,992	42,809
Telefonica SA	391,469	3,634,543
Telenor ASA	211,269	3,156,061
Telia Co. AB	31,569	127,203
Telstra Corp. Ltd.	54,576	200,862
TPG Telecom Ltd. (x)	3,744	18,427
Verizon Communications, Inc.	33,423	1,784,120
Vivendi SA	12,715	241,656
Vocus Communications Ltd.	5,255	14,676

		17,566,039

Wireless Telecommunication Services (1.8%)
China Mobile Ltd.	243,000	2,575,872
KDDI Corp.	22,800	577,340
Millicom International Cellular SA (SDR)	740	31,621
NTT DOCOMO, Inc.	17,200	391,902
SoftBank Group Corp.	74,800	4,969,600
StarHub Ltd. (x)	8,019	15,560
Tele2 AB, Class B	4,200	33,676
Vodafone Group plc	2,138,192	5,266,263

		13,861,834

Total Telecommunication Services		31,427,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Utilities (1.7%)
Electric Utilities (0.7%)
Alliant Energy Corp.	1,932	$73,203
American Electric Power Co., Inc.	4,032	253,855
AusNet Services	19,264	21,965
Cheung Kong Infrastructure Holdings Ltd.	8,000	63,653
Chubu Electric Power Co., Inc.	7,900	110,380
Chugoku Electric Power Co., Inc. (The)	3,000	35,191
CLP Holdings Ltd.	20,500	188,358
Contact Energy Ltd.	8,954	28,987
DONG Energy A/S*§(b)	1,042	39,482
Duke Energy Corp.	5,649	438,476
Edison International	2,671	192,285
EDP – Energias de Portugal SA	30,107	91,717
Electricite de France SA (x)	3,665	37,345
Endesa SA	3,847	81,497
Enel SpA	95,215	419,755
Entergy Corp.	1,468	107,854
Eversource Energy	2,601	143,653
Exelon Corp.	7,567	268,553
FirstEnergy Corp.	3,486	107,961
Fortum OYJ	5,790	88,802
HK Electric Investments & HK Electric Investments Ltd.§	34,000	28,061
Hokuriku Electric Power Co.	2,300	25,780
Iberdrola SA	66,994	439,629
Kansai Electric Power Co., Inc. (The)*	9,100	99,506
Kyushu Electric Power Co., Inc.	5,900	64,010
Mercury NZ Ltd.	6,874	14,135
NextEra Energy, Inc.	3,830	457,533
PG&E Corp.	4,087	248,367
Pinnacle West Capital Corp.	898	70,071
Power Assets Holdings Ltd.	17,500	154,249
PPL Corp.	5,560	189,318
Red Electrica Corp. SA	4,398	82,985
Southern Co. (The)	8,025	394,750
SSE plc	12,825	245,460
Terna Rete Elettrica Nazionale SpA	18,158	83,184
Tohoku Electric Power Co., Inc.	5,900	74,561
Tokyo Electric Power Co. Holdings, Inc.*	17,700	71,482
Xcel Energy, Inc.	4,165	169,516

		5,705,569

Gas Utilities (0.1%)
APA Group	13,380	82,749
Enagas SA	1,779	45,178
Gas Natural SDG SA	4,477	84,405
Hong Kong & China Gas Co. Ltd. (x)	97,872	173,417
Osaka Gas Co. Ltd. (x)	24,000	92,324
Toho Gas Co. Ltd. (x)	6,000	48,821
Tokyo Gas Co. Ltd.	25,000	113,134

		640,028

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	5,512	$64,049
Electric Power Development Co. Ltd.	2,000	46,032
Meridian Energy Ltd.	12,587	22,735
NRG Energy, Inc.	2,637	32,330

		165,146

Multi-Utilities (0.9%)
AGL Energy Ltd.	8,146	129,857
Ameren Corp.	1,982	103,976
CenterPoint Energy, Inc.	3,524	86,831
Centrica plc	67,761	195,494
CMS Energy Corp.	2,288	95,227
Consolidated Edison, Inc.	2,496	183,905
Dominion Resources, Inc.	5,131	392,983
DTE Energy Co.	1,471	144,908
DUET Group (x)	30,152	59,620
E.ON SE	24,576	173,329
Engie SA	18,127	231,266
Innogy SE*§	84,981	2,952,918
National Grid plc	46,749	548,250
NiSource, Inc.	2,554	56,546
Public Service Enterprise Group, Inc.	4,148	182,014
RWE AG*	6,527	81,177
SCANA Corp.	1,197	87,716
Sempra Energy	2,048	206,111
Suez	3,905	57,610
Veolia Environnement SA	6,043	102,892
WEC Energy Group, Inc.	2,588	151,786

		6,224,416

Water Utilities (0.0%)
American Water Works Co., Inc.	1,459	105,573
Severn Trent plc	2,906	79,578
United Utilities Group plc	8,515	94,550

		279,701

Total Utilities		13,014,860

Total Common Stocks (89.5%) (Cost $536,199,482)		688,404,646

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA* (Cost $5,240)	14,232	5,273

SHORT-TERM INVESTMENTS:
Investment Company (3.5%)
JPMorgan Prime Money Market Fund, IM Shares	26,902,320	26,910,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (1.1%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	$500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,500,292, collateralized by various Common Stocks; total market value $2,778,888. (xx)	2,500,000	2,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $300,032, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $306,001. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $405,278, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $413,361. (xx)	405,255	405,255
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	$1,000,000	$1,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $400,034, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $500,033, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $510,034. (xx)	500,000	500,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $500,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $510,000. (xx)	500,000	500,000

Total Repurchase Agreements		8,705,255

Total Short-Term Investments (4.6%) (Cost $35,611,332)		35,615,646

Total Investments (94.1%) (Cost $571,816,054)		724,025,565
Other Assets Less Liabilities (5.9%)		45,724,767

Net Assets (100%)		$769,750,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

*	Non-income producing.
†	Security (totaling $1,322 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $3,618,588 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $39,482 or 0.0% of net assets.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $8,568,090 or 1.1% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $10,257,921. This was secured by cash collateral of $8,705,255 which was subsequently invested in joint repurchase agreements with a total value of $8,705,255, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,017,395 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 4/30/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Austria	0.0	#
Belgium	0.2
Canada	0.8
Chile	0.0	#
China	0.9
Denmark	0.3
Finland	0.2
France	5.1
Germany	4.4
Hong Kong	1.7
Ireland	0.8
Israel	0.7
Italy	0.7
Japan	9.2
Jordan	0.0	#
Luxembourg	0.4
Macau	0.0	#
Mexico	0.2
Netherlands	4.0
New Zealand	0.0	#
Norway	0.8
Portugal	0.4
Singapore	1.0
South Africa	0.0	#
South Korea	1.9
Spain	1.0
Sweden	0.7
Switzerland	3.7
Taiwan	0.5
Thailand	0.3
United Kingdom	8.9
United States	43.8
Cash and Other	5.9

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$701,263	$—	$38,166	$609,431	$26,249	$(492)
BlackRock, Inc.	403,176	3,426	60,529	380,921	10,163	9,220
PNC Financial Services Group, Inc. (The)	453,104	—	49,528	471,349	9,617	17,988

	$1,557,543	$3,426	$148,223	$1,461,701	$46,029	$26,716

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	406	March-17	$13,618,961	$14,005,108	$386,147
FTSE 100 Index	100	March-17	8,475,266	8,688,420	213,154
S&P 500 E-Mini Index	370	March-17	41,162,230	41,369,701	207,471
SPI 200 Index	34	March-17	3,378,981	3,454,069	75,088
TOPIX Index	66	March-17	8,285,000	8,572,235	287,235

					$1,169,095

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	Citibank NA	353	$254,586	$263,434	$(8,848)
British Pound vs. U.S. Dollar, expiring 3/17/17	Citibank NA	559	689,563	706,680	(17,117)
British Pound vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	75	92,412	95,089	(2,677)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Citibank NA	1,079	1,139,529	1,148,237	(8,708)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	HSBC Bank plc	18,579	158,982	159,117	(135)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Citibank NA	74,253	637,619	644,166	(6,547)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	Credit Suisse	14,440	123,994	125,809	(1,815)

					$(45,847)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/17/17	Morgan Stanley	80	$99,913	$98,527	$1,386

					$(44,461)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 3,203,089, CHF 197, DKK 10,486, EUR 12,660,292, GBP 7,986,814, HKD 21,054, ILS 1,675, JPY 7,923,271, KRW 1, NOK 13,139, NZD 823, SEK 4,188, SGD 10,961 and TWD 1.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,933,222	$42,834,907	$—	$71,768,129
Consumer Staples	21,574,626	24,573,035	—	46,147,661
Energy	26,711,905	44,199,741	—	70,911,646
Financials	59,784,855	78,325,887	—	138,110,742
Health Care	54,234,376	40,799,493	—	95,033,869
Industrials	26,140,706	39,200,463	1,322	65,342,491
Information Technology	72,881,001	27,358,801	—	100,239,802
Materials	11,180,133	29,233,994	—	40,414,127
Real Estate	4,635,045	11,358,401	—	15,993,446
Telecommunication Services	4,204,137	27,223,736	—	31,427,873
Utilities	5,009,350	8,005,510	—	13,014,860
Forward Currency Contracts	—	1,386	—	1,386
Futures	1,169,095	—	—	1,169,095
Rights
Energy	—	5,273	—	5,273
Short-Term Investments
Investment Companies	26,910,391	—	—	26,910,391
Repurchase Agreements	—	8,705,255	—	8,705,255

Total Assets	$343,368,842	$381,825,882	$1,322	$725,196,046

Liabilities:
Forward Currency Contracts	$—	$(45,847)	$—	$(45,847)

Total Liabilities	$—	$(45,847)	$—	$(45,847)

Total	$343,368,842	$381,780,035	$1,322	$725,150,199

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,386
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,169,095	*

Total		$1,170,481

	Liability Derivatives
Foreign exchange contracts	Payables	$(45,847)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(123,197)	$(123,197)
Equity contracts	2,097,210	—	2,097,210

Total	$2,097,210	$(123,197)	$1,974,013

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(36,117)	$(36,117)
Equity contracts	480,317	—	480,317

Total	$480,317	$(36,117)	$444,200

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $25,914,000 and futures contracts with an average notional balance of approximately $72,836,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The	following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Morgan Stanley	$1,386	$(1,386)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$41,220	$—	$—	$41,220
Credit Suisse	1,815	—	—	1,815
HSBC Bank plc	135	—	—	135
Morgan Stanley	2,677	(1,386)	—	1,291

Total	$45,847	$(1,386)	$—	$44,461

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$88,750,107
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$149,670,625

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$209,105,251
Aggregate gross unrealized depreciation	(59,792,880)

Net unrealized appreciation	$149,312,371

Federal income tax cost of investments	$574,713,194

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $960,543)	$1,461,701
Unaffiliated Issuers (Cost $562,150,256)	713,858,609
Repurchase Agreements (Cost $8,705,255)	8,705,255
Cash	19,705,844
Foreign cash (Cost $35,270,203)	31,835,991
Cash held as collateral at broker	3,768,360
Dividends, interest and other receivables	1,390,712
Receivable for securities sold	240,998
Securities lending income receivable	9,788
Receivable from Separate Accounts for Trust shares sold	9,007
Unrealized appreciation on forward foreign currency contracts	1,386
Other assets	33,570

Total assets	781,021,221

LIABILITIES
Payable for return of collateral on securities loaned	8,705,255
Payable to Separate Accounts for Trust shares redeemed	1,318,373
Investment management fees payable	457,795
Due to broker for futures variation margin	243,712
Payable for securities purchased	224,964
Administrative fees payable	81,749
Distribution fees payable – Class IB	69,730
Unrealized depreciation on forward foreign currency contracts	45,847
Trustees’ fees payable	1,381
Distribution fees payable – Class IA	640
Accrued expenses	121,443

Total liabilities	11,270,889

NET ASSETS	$769,750,332

Net assets were comprised of:
Paid in capital	$669,121,723
Accumulated undistributed net investment income (loss)	(1,169,020)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(48,035,575)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	149,833,204

Net assets	$769,750,332

Class IA
Net asset value, offering and redemption price per share, $3,005,169 / 257,017 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

Class IB
Net asset value, offering and redemption price per share, $327,678,017 / 28,020,494 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

Class K
Net asset value, offering and redemption price per share, $439,067,146 / 37,561,026 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

(x)	Includes value of securities on loan of $10,257,921.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($46,029 of dividend income received from affiliates) (net of $1,087,308 foreign withholding tax)	$19,615,848
Interest	21,097
Securities lending (net)	122,600

Total income	19,759,545

EXPENSES
Investment management fees	5,320,353
Administrative fees	953,276
Distribution fees – Class IB	817,497
Custodian fees	179,225
Professional fees	115,145
Printing and mailing expenses	50,313
Trustees’ fees	17,585
Distribution fees – Class IA	7,504
Miscellaneous	80,486

Gross expenses	7,541,384
Less: Waiver from investment manager	(50,454)

Net expenses	7,490,930

NET INVESTMENT INCOME (LOSS)	12,268,615

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($26,716 of realized gain (loss) from affiliates)	(3,117,618)
Net distributions of realized gain received from underlying funds	47
Futures	2,097,210
Foreign currency transactions	(6,779,215)

Net realized gain (loss)	(7,799,576)

Change in unrealized appreciation (depreciation) on:
Investments ($48,955 of change in unrealized appreciation (depreciation) from affiliates)	29,085,033
Futures	480,317
Foreign currency translations	4,708,581

Net change in unrealized appreciation (depreciation)	34,273,931

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,474,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,742,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,268,615	$10,386,380
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(7,799,576)	15,913,006
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	34,273,931	(46,133,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,742,970	(19,834,248)

DIVIDENDS:
Dividends from net investment income
Class IA	(20,282)	(644)
Class IB	(2,207,004)	(68,697)
Class K	(4,051,450)	(1,212,846)

TOTAL DIVIDENDS:	(6,278,736)	(1,282,187)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,403 and 10,851 shares, respectively ]	152,096	127,483
Capital shares issued in reinvestment of dividends [ 1,728 and 59 shares, respectively ]	20,282	644
Capital shares repurchased [ (52,401) and (49,646) shares, respectively ]	(570,062)	(582,744)

Total Class IA transactions	(397,684)	(454,617)

Class IB
Capital shares sold [ 2,071,497 and 3,735,200 shares, respectively ]	22,857,847	43,895,468
Capital shares issued in reinvestment of dividends [ 187,976 and 6,233 shares, respectively ]	2,207,004	68,697
Capital shares repurchased [ (5,387,545) and (4,772,121) shares, respectively ]	(59,480,397)	(55,444,336)

Total Class IB transactions	(34,415,546)	(11,480,171)

Class K
Capital shares sold [ 2,694,051 and 753,975 shares, respectively ]	29,152,276	8,895,855
Capital shares issued in reinvestment of dividends [ 345,249 and 110,096 shares, respectively ]	4,051,450	1,212,846
Capital shares repurchased [ (5,693,011) and (5,461,053) shares, respectively ]	(62,296,580)	(64,009,979)

Total Class K transactions	(29,092,854)	(53,901,278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(63,906,084)	(65,836,066)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,441,850)	(86,952,501)
NET ASSETS:
Beginning of year	801,192,182	888,144,683

End of year (a)	$769,750,332	$801,192,182

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,169,020)	$(632,702)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.18	$11.49	$11.52	$9.15	$7.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.17	0.08	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43	(0.43)	(0.04)	2.37	1.41

Total from investment operations	0.59	(0.31)	0.13	2.45	1.51

Less distributions:
Dividends from net investment income	(0.08)	— #	(0.16)	(0.08)	(0.12)

Net asset value, end of year	$11.69	$11.18	$11.49	$11.52	$9.15

Total return	5.26%	(2.68)%	1.16%	26.84%	19.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,005	$3,279	$3,814	$3,628	$2,374
Ratio of expenses to average net assets:
After waivers and reimbursements (f).	1.13%	1.12%	1.13%	1.16%	1.17%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.16%	1.17%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.16%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.48%	1.04%	1.44%	0.77%	1.16%
After waivers, reimbursements and fees paid indirectly (f)	1.48%	1.04%	1.44%	0.77%	1.16%
Before waivers, reimbursements and fees paid indirectly (f)	1.47%	1.04%	1.44%	0.77%	1.16%
Portfolio turnover rate^	13%	13%	15%	13%	12%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.18	$11.49	$11.53	$9.15	$7.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.17	0.08	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43	(0.43)	(0.05)	2.38	1.41

Total from investment operations	0.59	(0.31)	0.12	2.46	1.51

Less distributions:
Dividends from net investment income	(0.08)	— #	(0.16)	(0.08)	(0.12)

Net asset value, end of year	$11.69	$11.18	$11.49	$11.53	$9.15

Total return	5.26%	(2.68)%	1.07%	26.95%	19.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$327,678	$348,348	$369,694	$355,915	$233,645
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.12%	1.13%	1.16%	1.17%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.16%	1.17%
Before waivers, reimbursements and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.16%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.48%	1.04%	1.44%	0.74%	1.20%
After waivers, reimbursements and fees paid indirectly (f)	1.48%	1.04%	1.44%	0.74%	1.20%
Before waivers, reimbursements and fees paid indirectly (f)	1.47%	1.04%	1.44%	0.74%	1.20%
Portfolio turnover rate^	13%	13%	15%	13%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.18	$11.48	$11.52	$9.14	$7.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.15	0.20	0.11	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43	(0.42)	(0.05)	2.38	1.40

Total from investment operations	0.62	(0.27)	0.15	2.49	1.52

Less distributions:
Dividends from net investment income	(0.11)	(0.03)	(0.19)	(0.11)	(0.14)

Net asset value, end of year	$11.69	$11.18	$11.48	$11.52	$9.14

Total return	5.53%	(2.35)%	1.34%	27.30%	19.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$439,067	$449,565	$514,637	$537,011	$482,429
Ratio of expenses to average net assets:
After waivers and reimbursements (f).	0.88%	0.87%	0.88%	0.91%	0.92%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.87%	0.88%	0.91%	0.92%
Before waivers, reimbursements and fees paid indirectly (f)	0.88%	0.87%	0.88%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f).	1.72%	1.29%	1.69%	1.03%	1.45%
After waivers and reimbursements, exclusive of dividends on securities sold short (f)	1.72%	1.29%	1.69%	1.03%	1.46%
Before waivers, reimbursements and fees paid indirectly (f)	1.71%	1.29%	1.69%	1.03%	1.45%
Portfolio turnover rate^	13%	13%	15%	13%	12%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	11.04%	13.54%	11.15%
Portfolio – Class K Shares**	11.31	13.82	13.77
S&P 500 Index	11.96	14.66	13.28
Volatility Managed Index – Large Cap Core	11.04	14.80	12.76
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.04% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core, returned 11.96% and 11.04%, respectively over the same period.

Portfolio Highlights

What helped performance during the year:

•	The five sectors that contributed the most to performance for the year ending December 31, 2016 were financials, information technology, industrials, energy and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2016 were JP Morgan Chase & Co., Apple Inc., Microsoft Corp., Exxon Mobil Corp. and AT&T Inc.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ending December 31, 2016 were health care, real estate, materials, utilities and consumer staples.

•	The five stocks that detracted the most from performance for the year ending December 31, 2016 were Allergan plc, Gilead Sciences Inc., CVS Corp., Bristol Myers Squibb and Alexion Pharmaceutical.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	19.0%
Financials	13.5
Health Care	12.4
Consumer Discretionary	11.0
Industrials	9.4
Consumer Staples	8.5
Energy	6.9
Utilities	2.9
Real Estate	2.6
Materials	2.6
Telecommunication Services	2.4
Repurchase Agreements	0.6
Cash and Other	8.2

100.0%

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,073.68	$4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.18
Class K
Actual	1,000.00	1,074.86	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.25	2.92

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.82% and 0.57%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.2%)
BorgWarner, Inc.	73,695	$2,906,531
Delphi Automotive plc	100,556	6,772,446
Goodyear Tire & Rubber Co. (The)	94,688	2,923,019

		12,601,996

Automobiles (0.5%)
Ford Motor Co.	1,445,470	17,533,551
General Motors Co.	511,473	17,819,719
Harley-Davidson, Inc.	64,259	3,748,870

		39,102,140

Distributors (0.1%)
Genuine Parts Co.	55,112	5,265,400
LKQ Corp.*	116,644	3,575,139

		8,840,539

Diversified Consumer Services (0.0%)
H&R Block, Inc.	82,642	1,899,940

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	159,120	8,283,787
Chipotle Mexican Grill, Inc. (x)*	10,593	3,996,951
Darden Restaurants, Inc.	46,406	3,374,644
Marriott International, Inc., Class A	116,503	9,632,468
McDonald’s Corp.	306,233	37,274,681
Royal Caribbean Cruises Ltd.	63,127	5,178,939
Starbucks Corp.	539,294	29,941,603
Wyndham Worldwide Corp.	39,894	3,046,705
Wynn Resorts Ltd. (x)	28,873	2,497,803
Yum! Brands, Inc.	128,197	8,118,716

		111,346,297

Household Durables (0.4%)
D.R. Horton, Inc.	127,770	3,491,954
Garmin Ltd. (x)	40,262	1,952,304
Harman International Industries, Inc.	25,152	2,795,896
Leggett & Platt, Inc.	51,795	2,531,740
Lennar Corp., Class A	69,557	2,986,082
Mohawk Industries, Inc.*	23,316	4,655,739
Newell Brands, Inc.	177,194	7,911,713
PulteGroup, Inc.	110,698	2,034,629
Whirlpool Corp.	27,486	4,996,130

		33,356,187

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	145,365	109,004,852
Expedia, Inc.	44,292	5,017,398
Netflix, Inc.*	157,291	19,472,626
Priceline Group, Inc. (The)*	18,314	26,849,423
TripAdvisor, Inc.*	42,576	1,974,249

		162,318,548

Leisure Products (0.1%)
Hasbro, Inc.	43,025	3,346,915
Mattel, Inc.	125,239	3,450,334

		6,797,249

Media (2.9%)
CBS Corp. (Non-Voting), Class B	144,491	$9,192,517
Charter Communications, Inc., Class A*	79,928	23,012,870
Comcast Corp., Class A	878,807	60,681,624
Discovery Communications, Inc., Class A (x)*	60,611	1,661,348
Discovery Communications, Inc., Class C*	84,894	2,273,461
Interpublic Group of Cos., Inc. (The)	153,221	3,586,904
News Corp., Class A	147,871	1,694,602
News Corp., Class B	50,528	596,230
Omnicom Group, Inc.	87,527	7,449,423
Scripps Networks Interactive, Inc., Class A	36,036	2,571,889
TEGNA, Inc.	78,562	1,680,441
Time Warner, Inc.	285,951	27,602,850
Twenty-First Century Fox, Inc., Class A	390,261	10,942,919
Twenty-First Century Fox, Inc., Class B	179,073	4,879,739
Viacom, Inc., Class B	126,644	4,445,204
Walt Disney Co. (The)	539,845	56,262,647

		218,534,668

Multiline Retail (0.5%)
Dollar General Corp.	95,258	7,055,760
Dollar Tree, Inc.*	86,246	6,656,466
Kohl’s Corp.	63,338	3,127,630
Macy’s, Inc.	113,227	4,054,659
Nordstrom, Inc. (x)	41,805	2,003,714
Target Corp.	207,109	14,959,483

		37,857,712

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	26,861	4,542,732
AutoNation, Inc.*	22,798	1,109,123
AutoZone, Inc.*	10,672	8,428,639
Bed Bath & Beyond, Inc.	56,321	2,288,885
Best Buy Co., Inc.	101,524	4,332,029
CarMax, Inc. (x)*	69,690	4,487,339
Foot Locker, Inc.	49,715	3,524,296
Gap, Inc. (The)	82,001	1,840,102
Home Depot, Inc. (The)	449,148	60,221,765
L Brands, Inc.	88,259	5,810,973
Lowe’s Cos., Inc.	321,604	22,872,477
O’Reilly Automotive, Inc.*	34,486	9,601,247
Ross Stores, Inc.	143,687	9,425,867
Signet Jewelers Ltd. (x)	28,002	2,639,469
Staples, Inc.	251,282	2,274,102
Tiffany & Co. (x)	38,584	2,987,559
TJX Cos., Inc. (The)	239,856	18,020,381
Tractor Supply Co.	49,870	3,780,645
Ulta Salon Cosmetics & Fragrance, Inc.*	21,543	5,492,172
Urban Outfitters, Inc.*	32,559	927,280

		174,607,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	103,851	$3,636,862
Hanesbrands, Inc.	139,110	3,000,603
Michael Kors Holdings Ltd.*	63,505	2,729,445
NIKE, Inc., Class B	496,000	25,211,679
PVH Corp.	28,755	2,594,851
Ralph Lauren Corp.	20,652	1,865,289
Under Armour, Inc., Class A (x)*	69,916	2,031,060
Under Armour, Inc., Class C*	71,067	1,788,756
VF Corp.	123,036	6,563,971

		49,422,516

Total Consumer Discretionary		856,684,874

Consumer Staples (8.5%)
Beverages (1.9%)
Brown-Forman Corp., Class B	67,081	3,013,279
Coca-Cola Co. (The)	1,429,982	59,287,053
Constellation Brands, Inc., Class A	65,054	9,973,429
Dr Pepper Snapple Group, Inc.	66,764	6,053,492
Molson Coors Brewing Co., Class B	67,504	6,568,814
Monster Beverage Corp.*	149,076	6,610,030
PepsiCo, Inc.	528,709	55,318,822

		146,824,919

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	161,917	25,924,531
CVS Health Corp.	391,117	30,863,042
Kroger Co. (The)	346,614	11,961,649
Sysco Corp.	186,156	10,307,458
Walgreens Boots Alliance, Inc.	312,801	25,887,411
Wal-Mart Stores, Inc.	556,160	38,441,778
Whole Foods Market, Inc.	115,101	3,540,507

		146,926,376

Food Products (1.5%)
Archer-Daniels-Midland Co.	211,865	9,671,637
Campbell Soup Co.	71,425	4,319,070
Conagra Brands, Inc.	153,154	6,057,241
General Mills, Inc.	220,953	13,648,267
Hershey Co. (The)	51,195	5,295,099
Hormel Foods Corp.	99,024	3,447,025
JM Smucker Co. (The)	41,956	5,372,885
Kellogg Co.	94,393	6,957,708
Kraft Heinz Co. (The)	220,386	19,244,106
McCormick & Co., Inc. (Non-Voting)	42,723	3,987,338
Mead Johnson Nutrition Co.	68,729	4,863,264
Mondelez International, Inc., Class A	573,170	25,408,626
Tyson Foods, Inc., Class A	109,402	6,747,915

		115,020,181

Household Products (1.7%)
Church & Dwight Co., Inc.	96,770	4,276,266
Clorox Co. (The)	47,596	5,712,472
Colgate-Palmolive Co.	326,877	21,390,831
Kimberly-Clark Corp.	132,341	15,102,755

Procter & Gamble Co. (The)	986,621	$82,955,094

		129,437,418

Personal Products (0.1%)
Coty, Inc., Class A	173,287	3,172,885
Estee Lauder Cos., Inc. (The), Class A	81,230	6,213,283

		9,386,168

Tobacco (1.5%)
Altria Group, Inc.	719,310	48,639,742
Philip Morris International, Inc.	570,636	52,207,488
Reynolds American, Inc.	304,093	17,041,372

		117,888,602

Total Consumer Staples		665,483,664

Energy (6.9%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	155,872	10,127,004
FMC Technologies, Inc.*	80,983	2,877,326
Halliburton Co.	315,880	17,085,949
Helmerich & Payne, Inc. (x)	40,598	3,142,285
National Oilwell Varco, Inc.	140,445	5,258,261
Schlumberger Ltd.	511,566	42,945,966
Transocean Ltd.*	119,741	1,764,982

		83,201,773

Oil, Gas & Consumable Fuels (5.8%)
Anadarko Petroleum Corp.	206,002	14,364,519
Apache Corp.	139,056	8,825,884
Cabot Oil & Gas Corp.	171,105	3,997,013
Chesapeake Energy Corp. (x)*	242,906	1,705,200
Chevron Corp.	693,579	81,634,248
Cimarex Energy Co.	35,150	4,776,885
Concho Resources, Inc.*	52,253	6,928,748
ConocoPhillips	458,235	22,975,903
Devon Energy Corp.	193,077	8,817,827
EOG Resources, Inc.	212,407	21,474,348
EQT Corp.	62,894	4,113,268
Exxon Mobil Corp.	1,524,254	137,579,166
Hess Corp.	98,204	6,117,127
Kinder Morgan, Inc.	705,467	14,610,222
Marathon Oil Corp.	302,689	5,239,547
Marathon Petroleum Corp.	193,102	9,722,686
Murphy Oil Corp. (x)	63,857	1,987,868
Newfield Exploration Co.*	75,368	3,052,404
Noble Energy, Inc.	158,915	6,048,305
Occidental Petroleum Corp.	282,319	20,109,582
ONEOK, Inc.	74,545	4,279,628
Phillips 66	163,410	14,120,258
Pioneer Natural Resources Co.	62,323	11,222,503
Range Resources Corp. (x)	69,150	2,375,994
Southwestern Energy Co.*	186,572	2,018,709
Spectra Energy Corp.	257,737	10,590,413
Tesoro Corp.	45,223	3,954,751
Valero Energy Corp.	170,432	11,643,914
Williams Cos., Inc. (The)	250,985	7,815,673

		452,102,593

Total Energy		535,304,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Financials (13.5%)
Banks (6.1%)
Bank of America Corp.	3,725,833	$82,340,909
BB&T Corp.	298,972	14,057,663
Citigroup, Inc.	1,051,106	62,467,230
Citizens Financial Group, Inc.	186,510	6,645,351
Comerica, Inc.	62,703	4,270,701
Fifth Third Bancorp	281,536	7,593,026
Huntington Bancshares, Inc.	397,143	5,250,230
JPMorgan Chase & Co.	1,319,643	113,871,994
KeyCorp	393,691	7,192,735
M&T Bank Corp. (x)	57,780	9,038,525
People’s United Financial, Inc.	120,507	2,333,016
PNC Financial Services Group, Inc. (The)‡	179,305	20,971,513
Regions Financial Corp.	464,374	6,668,411
SunTrust Banks, Inc.	182,971	10,035,959
U.S. Bancorp	591,692	30,395,218
Wells Fargo & Co.	1,666,648	91,848,971
Zions Bancorp	71,213	3,065,008

		478,046,460

Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	20,079	2,917,479
Ameriprise Financial, Inc.	59,317	6,580,628
Bank of New York Mellon Corp. (The)	390,080	18,481,990
BlackRock, Inc.‡	44,839	17,063,033
Charles Schwab Corp. (The)	442,679	17,472,540
CME Group, Inc.	124,520	14,363,382
E*TRADE Financial Corp.*	102,105	3,537,938
Franklin Resources, Inc.	129,212	5,114,211
Goldman Sachs Group, Inc. (The)	136,354	32,649,965
Intercontinental Exchange, Inc.	219,285	12,372,060
Invesco Ltd.	152,398	4,623,755
Moody’s Corp.	61,792	5,825,132
Morgan Stanley	531,723	22,465,297
Nasdaq, Inc.	43,725	2,934,822
Northern Trust Corp.	76,852	6,843,671
S&P Global, Inc.	97,782	10,515,476
State Street Corp.	134,722	10,470,594
T Rowe Price Group, Inc.	92,929	6,993,837

		201,225,810

Consumer Finance (0.8%)
American Express Co.	285,444	21,145,691
Capital One Financial Corp.	177,829	15,513,802
Discover Financial Services	146,840	10,585,696
Navient Corp.	116,338	1,911,433
Synchrony Financial	291,213	10,562,296

		59,718,918

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	697,533	113,683,928
Leucadia National Corp.	116,490	2,708,393

		116,392,321

Insurance (2.5%)
Aflac, Inc.	149,353	$10,394,969
Allstate Corp. (The)	137,410	10,184,829
American International Group, Inc.	359,779	23,497,166
Aon plc	98,115	10,942,766
Arthur J. Gallagher & Co.	64,112	3,331,260
Assurant, Inc.	20,909	1,941,610
Chubb Ltd.	170,631	22,543,768
Cincinnati Financial Corp.	54,912	4,159,584
Hartford Financial Services Group, Inc. (The)	140,594	6,699,304
Lincoln National Corp.	85,296	5,652,566
Loews Corp.	101,598	4,757,834
Marsh & McLennan Cos., Inc.	188,920	12,769,103
MetLife, Inc.	406,805	21,922,721
Principal Financial Group, Inc.	96,365	5,575,679
Progressive Corp. (The)	211,713	7,515,812
Prudential Financial, Inc.	159,026	16,548,246
Torchmark Corp.	40,254	2,969,135
Travelers Cos., Inc. (The)	105,103	12,866,709
Unum Group	87,037	3,823,535
Willis Towers Watson plc	47,688	5,831,289
XL Group Ltd.	101,066	3,765,719

		197,693,604

Total Financials		1,053,077,113

Health Care (12.4%)
Biotechnology (2.5%)
AbbVie, Inc.	598,481	37,476,880
Alexion Pharmaceuticals, Inc.*	83,235	10,183,802
Amgen, Inc.	274,973	40,203,802
Biogen, Inc.*	80,622	22,862,787
Celgene Corp.*	285,149	33,005,997
Gilead Sciences, Inc.	484,759	34,713,592
Regeneron Pharmaceuticals, Inc.*	27,741	10,183,444
Vertex Pharmaceuticals, Inc.*	91,900	6,770,273

		195,400,577

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	543,328	20,869,228
Baxter International, Inc.	179,976	7,980,136
Becton Dickinson and Co.	77,914	12,898,663
Boston Scientific Corp.*	505,792	10,940,281
C.R. Bard, Inc.	26,978	6,060,877
Cooper Cos., Inc. (The)	17,916	3,134,046
Danaher Corp.	223,291	17,380,971
DENTSPLY SIRONA, Inc.	84,721	4,890,943
Edwards Lifesciences Corp.*	77,753	7,285,456
Hologic, Inc.*	101,957	4,090,515
Intuitive Surgical, Inc.*	14,258	9,041,996
Medtronic plc	507,930	36,179,854
St. Jude Medical, Inc.	106,081	8,506,635
Stryker Corp.	113,449	13,592,325
Varian Medical Systems, Inc.*	34,828	3,126,858
Zimmer Biomet Holdings, Inc.	74,078	7,644,850

		173,623,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.4%)
Aetna, Inc.	128,473	$15,931,937
AmerisourceBergen Corp.	66,769	5,220,668
Anthem, Inc.	96,239	13,836,281
Cardinal Health, Inc.	116,728	8,400,914
Centene Corp.*	61,535	3,477,343
Cigna Corp.	94,299	12,578,544
DaVita, Inc.*	62,839	4,034,264
Envision Healthcare Corp.*	43,101	2,727,862
Express Scripts Holding Co.*	227,361	15,640,163
HCA Holdings, Inc.*	108,531	8,033,465
Henry Schein, Inc.*	30,378	4,608,646
Humana, Inc.	54,940	11,209,408
Laboratory Corp. of America Holdings*	37,846	4,858,669
McKesson Corp.	82,821	11,632,209
Patterson Cos., Inc. (x)	30,496	1,251,251
Quest Diagnostics, Inc.	50,488	4,639,847
UnitedHealth Group, Inc.	350,154	56,038,647
Universal Health Services, Inc., Class B	33,823	3,598,091

		187,718,209

Health Care Technology (0.1%)
Cerner Corp.*	111,307	5,272,613

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	121,044	5,514,765
Illumina, Inc.*	53,281	6,822,099
Mettler-Toledo International, Inc.*	9,790	4,097,702
PerkinElmer, Inc.	39,265	2,047,670
Thermo Fisher Scientific, Inc.	144,983	20,457,101
Waters Corp.*	28,935	3,888,575

		42,827,912

Pharmaceuticals (4.7%)
Allergan plc*	137,917	28,963,949
Bristol-Myers Squibb Co.	614,671	35,921,373
Eli Lilly & Co.	358,141	26,341,271
Endo International plc*	73,004	1,202,376
Johnson & Johnson	1,003,088	115,565,769
Mallinckrodt plc*	37,874	1,886,883
Merck & Co., Inc.	1,016,475	59,839,883
Mylan NV*	169,002	6,447,426
Perrigo Co. plc	51,515	4,287,593
Pfizer, Inc.	2,229,906	72,427,347
Zoetis, Inc.	181,848	9,734,323

		362,618,193

Total Health Care		967,461,138

Industrials (9.4%)
Aerospace & Defense (2.0%)
Arconic, Inc.	159,926	2,965,028
Boeing Co. (The)	211,633	32,947,026
General Dynamics Corp.	104,629	18,065,243
L-3 Communications Holdings, Inc.	29,066	4,421,229
Lockheed Martin Corp.	92,842	23,204,929
Northrop Grumman Corp.	65,540	15,243,293
Raytheon Co.	108,333	15,383,286

Rockwell Collins, Inc.	48,290	$4,479,380
Textron, Inc.	102,025	4,954,334
TransDigm Group, Inc.	18,419	4,585,594
United Technologies Corp.	282,346	30,950,769

		157,200,111

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	52,445	3,842,121
Expeditors International of Washington, Inc.	67,687	3,584,704
FedEx Corp.	89,639	16,690,782
United Parcel Service, Inc., Class B	254,164	29,137,360

		53,254,967

Airlines (0.6%)
Alaska Air Group, Inc.	45,202	4,010,773
American Airlines Group, Inc.	194,710	9,091,010
Delta Air Lines, Inc.	275,092	13,531,776
Southwest Airlines Co.	225,729	11,250,333
United Continental Holdings, Inc.*	107,887	7,862,805

		45,746,697

Building Products (0.3%)
Allegion plc	33,239	2,127,296
Fortune Brands Home & Security, Inc.	55,767	2,981,304
Johnson Controls International plc	344,232	14,178,916
Masco Corp.	120,656	3,815,143

		23,102,659

Commercial Services & Supplies (0.3%)
Cintas Corp.	31,460	3,635,518
Pitney Bowes, Inc.	71,605	1,087,680
Republic Services, Inc.	84,407	4,815,419
Stericycle, Inc.*	31,331	2,413,740
Waste Management, Inc.	147,459	10,456,318

		22,408,675

Construction & Engineering (0.1%)
Fluor Corp.	51,929	2,727,312
Jacobs Engineering Group, Inc.*	47,328	2,697,696
Quanta Services, Inc.*	56,297	1,961,950

		7,386,958

Electrical Equipment (0.5%)
Acuity Brands, Inc.	16,633	3,839,894
AMETEK, Inc.	84,878	4,125,071
Eaton Corp. plc	166,268	11,154,920
Emerson Electric Co.	236,716	13,196,917
Rockwell Automation, Inc.	47,004	6,317,338

		38,634,140

Industrial Conglomerates (2.4%)
3M Co.	222,007	39,643,790
General Electric Co.	3,263,396	103,123,313
Honeywell International, Inc.	280,555	32,502,297
Roper Technologies, Inc.	37,065	6,785,860

		182,055,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Machinery (1.3%)
Caterpillar, Inc.	215,988	$20,030,726
Cummins, Inc.	57,029	7,794,153
Deere & Co.	106,280	10,951,091
Dover Corp.	57,847	4,334,476
Flowserve Corp. (x)	46,584	2,238,361
Fortive Corp.	112,350	6,025,331
Illinois Tool Works, Inc.	116,869	14,311,778
Ingersoll-Rand plc	94,013	7,054,736
PACCAR, Inc.	128,009	8,179,775
Parker-Hannifin Corp.	50,193	7,027,020
Pentair plc	61,227	3,432,998
Snap-on, Inc.	21,393	3,663,979
Stanley Black & Decker, Inc.	55,862	6,406,813
Xylem, Inc.	67,197	3,327,595

		104,778,832

Professional Services (0.2%)
Dun & Bradstreet Corp. (The)	12,865	1,560,782
Equifax, Inc.	44,715	5,286,655
Nielsen Holdings plc	123,571	5,183,803
Robert Half International, Inc.	47,596	2,321,733
Verisk Analytics, Inc.*	59,296	4,813,056

		19,166,029

Road & Rail (0.8%)
CSX Corp.	348,966	12,538,348
JB Hunt Transport Services, Inc.	32,467	3,151,572
Kansas City Southern	40,962	3,475,626
Norfolk Southern Corp.	108,043	11,676,207
Ryder System, Inc.	18,694	1,391,581
Union Pacific Corp.	306,230	31,749,927

		63,983,261

Trading Companies & Distributors (0.2%)
Fastenal Co.	105,653	4,963,579
United Rentals, Inc.*	30,661	3,237,188
WW Grainger, Inc. (x)	20,301	4,714,907

		12,915,674

Total Industrials		730,633,263

Information Technology (19.0%)
Communications Equipment (0.9%)
Cisco Systems, Inc.	1,849,158	55,881,555
F5 Networks, Inc.*	23,974	3,469,517
Harris Corp.	45,969	4,710,443
Juniper Networks, Inc.	142,108	4,015,972
Motorola Solutions, Inc.	61,983	5,137,771

		73,215,258

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	115,036	7,730,419
Corning, Inc.	349,752	8,488,481
FLIR Systems, Inc.	49,648	1,796,761
TE Connectivity Ltd.	130,161	9,017,554

		27,033,215

Internet Software & Services (4.0%)
Akamai Technologies, Inc.*	66,575	4,439,221
Alphabet, Inc., Class A*	109,133	86,482,446
Alphabet, Inc., Class C*	109,388	84,427,846

eBay, Inc.*	385,854	$11,456,005
Facebook, Inc., Class A*	862,521	99,233,041
VeriSign, Inc. (x)*	33,795	2,570,786
Yahoo!, Inc.*	320,928	12,410,286

		301,019,631

IT Services (3.4%)
Accenture plc, Class A	229,337	26,862,243
Alliance Data Systems Corp.	20,908	4,777,478
Automatic Data Processing, Inc.	168,080	17,275,262
Cognizant Technology Solutions Corp., Class A*	224,378	12,571,899
CSRA, Inc.	55,365	1,762,822
Fidelity National Information Services, Inc.	120,441	9,110,157
Fiserv, Inc.*	80,834	8,591,038
Global Payments, Inc.	55,800	3,873,078
International Business Machines Corp.	319,787	53,081,444
Mastercard, Inc., Class A	352,521	36,397,793
Paychex, Inc.	119,855	7,296,772
PayPal Holdings, Inc.*	412,432	16,278,691
Teradata Corp. (x)*	49,195	1,336,628
Total System Services, Inc.	59,414	2,913,068
Visa, Inc., Class A	688,596	53,724,261
Western Union Co. (The)	179,616	3,901,260
Xerox Corp.	312,728	2,730,115

		262,484,009

Semiconductors & Semiconductor Equipment (3.0%)
Analog Devices, Inc.	113,250	8,224,215
Applied Materials, Inc.	396,411	12,792,183
Broadcom Ltd.	145,354	25,694,227
First Solar, Inc. (x)*	26,800	860,012
Intel Corp.	1,738,441	63,053,255
KLA-Tencor Corp.	57,912	4,556,516
Lam Research Corp.	60,088	6,353,104
Linear Technology Corp.	88,408	5,512,239
Microchip Technology, Inc. (x)	78,184	5,015,504
Micron Technology, Inc.*	369,559	8,100,733
NVIDIA Corp.	196,695	20,995,224
Qorvo, Inc.*	49,089	2,588,463
QUALCOMM, Inc.	541,375	35,297,650
Skyworks Solutions, Inc.	68,544	5,117,495
Texas Instruments, Inc.	370,588	27,041,806
Xilinx, Inc.	90,838	5,483,890

		236,686,516

Software (4.0%)
Activision Blizzard, Inc.	250,673	9,051,802
Adobe Systems, Inc.*	182,641	18,802,891
Autodesk, Inc.*	71,742	5,309,625
CA, Inc.	115,541	3,670,738
Citrix Systems, Inc.*	56,425	5,039,317
Electronic Arts, Inc.*	109,727	8,642,099
Intuit, Inc.	90,094	10,325,673
Microsoft Corp.	2,864,648	178,009,226
Oracle Corp.	1,105,784	42,517,395
Red Hat, Inc.*	66,970	4,667,809
salesforce.com, Inc.*	236,723	16,206,057
Symantec Corp.	224,258	5,357,524

		307,600,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	1,967,480	$227,873,533
Hewlett Packard Enterprise Co.	614,327	14,215,527
HP, Inc.	628,171	9,322,058
NetApp, Inc.	103,694	3,657,287
Seagate Technology plc	106,628	4,069,991
Western Digital Corp.	104,925	7,129,654

		266,268,050

Total Information Technology		1,474,306,835

Materials (2.6%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	79,586	11,446,059
Albemarle Corp.	40,820	3,513,786
CF Industries Holdings, Inc. (x)	82,059	2,583,217
Dow Chemical Co. (The)	416,478	23,830,871
Eastman Chemical Co.	54,823	4,123,238
Ecolab, Inc.	96,522	11,314,309
EI du Pont de Nemours & Co.	321,811	23,620,927
FMC Corp.	46,273	2,617,201
International Flavors & Fragrances, Inc.	29,706	3,500,258
LyondellBasell Industries NV, Class A	125,276	10,746,175
Monsanto Co.	161,459	16,987,101
Mosaic Co. (The)	132,236	3,878,482
PPG Industries, Inc.	98,658	9,348,832
Praxair, Inc.	104,984	12,303,075
Sherwin-Williams Co. (The)	29,477	7,921,649

		147,735,180

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	22,601	5,006,800
Vulcan Materials Co.	48,527	6,073,154

		11,079,954

Containers & Packaging (0.3%)
Avery Dennison Corp.	34,189	2,400,752
Ball Corp.	63,264	4,749,228
International Paper Co.	151,156	8,020,338
Sealed Air Corp.	71,969	3,263,074
WestRock Co.	91,777	4,659,518

		23,092,910

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.*	440,571	5,811,131
Newmont Mining Corp.	194,180	6,615,713
Nucor Corp.	116,209	6,916,760

		19,343,604

Total Materials		201,251,648

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
American Tower Corp. (REIT)	157,279	16,621,244
Apartment Investment & Management Co. (REIT), Class A	58,762	2,670,733
AvalonBay Communities, Inc. (REIT)	50,746	8,989,654
Boston Properties, Inc. (REIT)	56,500	7,106,570

Crown Castle International Corp. (REIT)	132,557	$11,501,971
Digital Realty Trust, Inc. (REIT) (x)	55,339	5,437,610
Equinix, Inc. (REIT)	26,124	9,336,979
Equity Residential (REIT)	132,297	8,514,635
Essex Property Trust, Inc. (REIT)	23,888	5,553,960
Extra Space Storage, Inc. (REIT)	47,650	3,680,486
Federal Realty Investment Trust (REIT)	25,745	3,658,622
General Growth Properties, Inc. (REIT)	218,912	5,468,422
HCP, Inc. (REIT)	172,597	5,129,583
Host Hotels & Resorts, Inc. (REIT)	275,188	5,184,542
Iron Mountain, Inc. (REIT)	92,958	3,019,276
Kimco Realty Corp. (REIT)	158,815	3,995,785
Macerich Co. (The) (REIT)	43,064	3,050,654
Mid-America Apartment Communities, Inc. (REIT)	41,703	4,083,558
Prologis, Inc. (REIT)	196,231	10,359,034
Public Storage (REIT)	55,171	12,330,719
Realty Income Corp. (REIT) (x)	96,906	5,570,157
Simon Property Group, Inc. (REIT)	115,587	20,536,341
SL Green Realty Corp. (REIT)	36,956	3,974,618
UDR, Inc. (REIT)	96,196	3,509,230
Ventas, Inc. (REIT)	129,100	8,071,332
Vornado Realty Trust (REIT) (x)	62,164	6,488,057
Welltower, Inc. (REIT)	131,746	8,817,760
Weyerhaeuser Co. (REIT)	278,644	8,384,398

		201,045,930

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	108,376	3,412,760

Total Real Estate		204,458,690

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	2,261,765	96,192,866
CenturyLink, Inc. (x)	200,058	4,757,379
Frontier Communications Corp. (x)	439,577	1,485,770
Level 3 Communications, Inc.*	107,635	6,066,309
Verizon Communications, Inc.	1,498,664	79,998,684

Total Telecommunication Services		188,501,008

Utilities (2.9%)
Electric Utilities (1.7%)
Alliant Energy Corp.	82,607	3,129,979
American Electric Power Co., Inc.	181,264	11,412,381
Duke Energy Corp.	254,735	19,772,531
Edison International	119,020	8,568,250
Entergy Corp.	65,393	4,804,424
Eversource Energy	118,703	6,555,967
Exelon Corp.	338,821	12,024,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

FirstEnergy Corp.	159,692	$4,945,661
NextEra Energy, Inc.	171,596	20,498,857
PG&E Corp.	185,114	11,249,378
Pinnacle West Capital Corp.	39,085	3,049,803
PPL Corp.	251,723	8,571,168
Southern Co. (The)	359,684	17,692,856
Xcel Energy, Inc.	185,977	7,569,264

		139,845,276

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	238,030	2,765,909
NRG Energy, Inc.	112,851	1,383,553

		4,149,462

Multi-Utilities (1.0%)
Ameren Corp.	89,030	4,670,514
CenterPoint Energy, Inc.	160,815	3,962,482
CMS Energy Corp.	101,811	4,237,374
Consolidated Edison, Inc.	113,466	8,360,175
Dominion Resources, Inc.	230,024	17,617,537
DTE Energy Co.	67,283	6,628,048
NiSource, Inc.	119,183	2,638,712
Public Service Enterprise Group, Inc.	184,729	8,105,909
SCANA Corp.	53,161	3,895,638
Sempra Energy	91,849	9,243,683
WEC Energy Group, Inc.	117,774	6,907,445

		76,267,517

Water Utilities (0.1%)
American Water Works Co., Inc.	65,732	4,756,368

Total Utilities		225,018,623

Total Common Stocks (91.2%) (Cost $5,373,063,186)		7,102,181,222

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.6%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,000,167, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $3,060,003. (xx)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $700,054, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $714,000. (xx)	700,000	700,000

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $1,800,142, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $1,836,000. (xx)	$1,800,000	$1,800,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $1,600,169, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $1,632,006. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,000,817, collateralized by various Common Stocks; total market value $7,780,885. (xx)	7,000,000	7,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,000,350, collateralized by various Common Stocks; total market value $3,334,665. (xx)	3,000,000	3,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,678,766, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,732,190. (xx)	2,678,617	2,678,617
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $3,000,153, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $3,060,037. (xx)	3,000,000	3,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,600,187, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,632,827. (xx)	1,600,000	1,600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,300,194, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,347,189. (xx)	$2,300,000	$2,300,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,300,209, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,367,705. (xx)	3,300,000	3,300,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $1,000,125, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $1,020,106. (xx)	1,000,000	1,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $7,000,389, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $7,140,397. (xx)	7,000,000	7,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $2,000,133, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $2,040,136. (xx)	2,000,000	2,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,000,167, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $3,060,001. (xx)	3,000,000	3,000,000

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $1,000,121, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $1,020,001. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $5,100,001. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		49,978,617

Total Short-Term Investments (0.6%) (Cost $49,978,617)		49,978,617

Total Investments (91.8%) (Cost $5,423,041,803)		7,152,159,839
Other Assets Less Liabilities (8.2%)		642,417,044

Net Assets (100%)		$7,794,576,883

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $48,902,427. This was secured by cash collateral of $49,978,617 which was received as cash and subsequently invested in joint repurchase agreements with a total value of $49,978,617, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $292,595 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/19/17 - 5/15/45.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$15,094,230	$474,590	$330,187	$17,063,033	$413,665	$(1,585)
PNC Financial Services Group, Inc. (The)	17,065,256	364,059	361,017	20,971,513	382,385	(5,833)

	$32,159,486	$838,649	$691,204	$38,034,546	$796,050	$(7,418)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	6,177	March-17	$687,327,049	$690,650,370	$3,323,321

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$856,684,874	$—	$—	$856,684,874
Consumer Staples	665,483,664	—	—	665,483,664
Energy	535,304,366	—	—	535,304,366
Financials	1,053,077,113	—	—	1,053,077,113
Health Care	967,461,138	—	—	967,461,138
Industrials	730,633,263	—	—	730,633,263
Information Technology	1,474,306,835	—	—	1,474,306,835
Materials	201,251,648	—	—	201,251,648
Real Estate	204,458,690	—	—	204,458,690
Telecommunication Services	188,501,008	—	—	188,501,008
Utilities	225,018,623	—	—	225,018,623
Futures	3,323,321	—	—	3,323,321
Short-Term Investments
Repurchase Agreements	—	49,978,617	—	49,978,617

Total Assets	$7,105,504,543	$49,978,617	$—	$7,155,483,160

Total Liabilities	$—	$—	$—	$—

Total	$7,105,504,543	$49,978,617	$—	$7,155,483,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of Decemeber 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,323,321	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$68,097,717

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$8,934,553

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $772,035,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 24%)*	$443,074,020
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$258,014,699

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,861,041,846
Aggregate gross unrealized depreciation	(130,439,174)

Net unrealized appreciation	$1,730,602,672

Federal income tax cost of investments	$5,421,557,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $25,669,783)	$38,034,546
Unaffiliated Issuers (Cost $5,347,393,403)	7,064,146,676
Repurchase Agreements (Cost $49,978,617)	49,978,617
Cash	657,871,586
Cash held as collateral at broker	29,272,800
Dividends, interest and other receivables	9,040,443
Receivable from Separate Accounts for Trust shares sold	3,280,602
Securities lending income receivable	25,353
Other assets	23,682

Total assets	7,851,674,305

LIABILITIES
Payable for return of collateral on securities loaned	49,978,617
Investment management fees payable	2,853,311
Due to broker for futures variation margin	2,744,043
Administrative fees payable	828,596
Payable to Separate Accounts for Trust shares redeemed	512,817
Distribution fees payable – Class IB	43,278
Trustees’ fees payable	8,882
Accrued expenses	127,878

Total liabilities	57,097,422

NET ASSETS	$7,794,576,883

Net assets were comprised of:
Paid in capital	$6,028,024,908
Accumulated undistributed net investment income (loss)	2,374,279
Accumulated undistributed net realized gain (loss) on investments and futures	31,736,339
Net unrealized appreciation (depreciation) on investments and futures	1,732,441,357

Net assets	$7,794,576,883

Class IB
Net asset value, offering and redemption price per share, $202,833,644 / 9,942,853 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.40

Class K
Net asset value, offering and redemption price per share, $7,591,743,239 / 369,614,693 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.54

(x)	Includes value of securities on loan of $48,902,427.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($796,050 of dividend income received from affiliates) (net of $17,660 foreign withholding tax)	$146,543,065
Interest	1,674,888
Securities lending (net)	280,380

Total income	148,498,333

EXPENSES
Investment management fees	31,780,220
Administrative fees	9,767,375
Printing and mailing expenses	487,192
Distribution fees – Class IB	485,459
Professional fees	233,966
Trustees’ fees	164,914
Custodian fees	126,501
Miscellaneous	184,685

Gross expenses	43,230,312
Less: Waiver from investment manager	(480,468)

Net expenses	42,749,844

NET INVESTMENT INCOME (LOSS)	105,748,489

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(7,418) of realized gain (loss) from affiliates)	32,247,676
Futures	68,097,717

Net realized gain (loss)	100,345,393

Change in unrealized appreciation (depreciation) on:
Investments ($5,727,615 of change in unrealized appreciation (depreciation) from affiliates)	580,608,507
Futures	8,934,553

Net change in unrealized appreciation (depreciation)	589,543,060

NET REALIZED AND UNREALIZED GAIN (LOSS)	689,888,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$795,636,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$105,748,489	$83,805,420
Net realized gain (loss) on investments and futures	100,345,393	84,362,443
Net change in unrealized appreciation (depreciation) on investments and futures	589,543,060	(125,691,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	795,636,942	42,476,265

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,351,727)	(1,810,866)
Class K	(107,406,636)	(81,646,554)

	(109,758,363)	(83,457,420)

Distributions from net realized capital gains
Class IB	(1,476,460)	(3,424,242)
Class K	(54,797,072)	(119,347,453)

	(56,273,532)	(122,771,695)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(166,031,895)	(206,229,115)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (106) shares, respectively ]	—	(2,094)

Total Class IA transactions	—	(2,094)

Class IB
Capital shares sold [ 1,373,647 and 1,302,780 shares, respectively ]	26,343,394	24,941,868
Capital shares issued in reinvestment of dividends and distributions [ 186,115 and 285,525 shares, respectively ]	3,828,187	5,235,108
Capital shares repurchased [ (1,867,674) and (1,983,509) shares, respectively ]	(36,153,928)	(38,349,466)

Total Class IB transactions	(5,982,347)	(8,172,490)

Class K
Capital shares sold [ 62,110,586 and 55,539,708 shares, respectively ]	1,170,086,350	1,074,246,682
Capital shares issued in reinvestment of dividends and distributions [ 7,832,949 and 10,883,525 shares, respectively ]	162,203,708	200,994,007
Capital shares repurchased [ (67,171,434) and (10,229,003) shares, respectively ]	(1,268,443,065)	(200,300,239)

Total Class K transactions	63,846,993	1,074,940,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	57,864,646	1,066,765,866

TOTAL INCREASE (DECREASE) IN NET ASSETS	687,469,693	903,013,016
NET ASSETS:
Beginning of year	7,107,107,190	6,204,094,174

End of year (a)	$7,794,576,883	$7,107,107,190

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,374,279	$1,513,133

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$19.32	$17.85	$14.65	$13.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.13	0.05	0.10
Net realized and unrealized gain (loss) on investments and futures	0.33	2.11	4.46	1.82

Total from investment operations	0.37	2.24	4.51	1.92

Less distributions:
Dividends from net investment income	—	(0.11)	(0.08)	(0.08)
Distributions from net realized gains	—	(0.66)	(1.23)	(0.19)

Total dividends and distributions	—	(0.77)	(1.31)	(0.27)

Net asset value, end of year	$19.69	$19.32	$17.85	$14.65

Total return (b)	1.92%	12.57%	31.01%	14.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$157
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.85%	0.87%	0.88%
Before waivers and reimbursements (a)(f)	0.83%	0.85%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%	0.31%	0.71%
Before waivers and reimbursements (a)(f)	0.70%	0.70%	0.31%	0.71%
Portfolio turnover rate^	4%	3%	4%	3%

Class IB	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.72	$19.18	$17.73	$14.56	$12.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.19	0.13	0.10	0.10
Net realized and unrealized gain (loss) on investments and futures	1.84	(0.13)	2.09	4.38	1.81

Total from investment operations	2.07	0.06	2.22	4.48	1.91

Less distributions:
Dividends from net investment income	(0.24)	(0.18)	(0.11)	(0.08)	(0.08)
Distributions from net realized gains	(0.15)	(0.34)	(0.66)	(1.23)	(0.19)

Total dividends and distributions	(0.39)	(0.52)	(0.77)	(1.31)	(0.27)

Net asset value, end of year	$20.40	$18.72	$19.18	$17.73	$14.56

Total return	11.04%	0.37%	12.53%	31.00%	14.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$202,834	$191,919	$204,231	$195,146	$160,258
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.82%	0.83%	0.86%	0.87%	0.88%
Before waivers and reimbursements (f)	0.83%	0.84%	0.86%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.20%	0.99%	0.70%	0.58%	0.71%
Before waivers and reimbursements (f)	1.19%	0.99%	0.70%	0.58%	0.71%
Portfolio turnover rate^	4%	4%	3%	4%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.85	$19.31	$17.84	$14.65	$13.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.24	0.18	0.14	0.14
Net realized and unrealized gain (loss) on investments and futures	1.85	(0.13)	2.11	4.40	1.82

Total from investment operations	2.13	0.11	2.29	4.54	1.96

Less distributions:
Dividends from net investment income	(0.29)	(0.23)	(0.16)	(0.12)	(0.12)
Distributions from net realized gains	(0.15)	(0.34)	(0.66)	(1.23)	(0.19)

Total dividends and distributions	(0.44)	(0.57)	(0.82)	(1.35)	(0.31)

Net asset value, end of year	$20.54	$18.85	$19.31	$17.84	$14.65

Total return	11.31%	0.63%	12.86%	31.26%	15.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,591,743	$6,915,188	$5,999,861	$4,383,098	$2,533,172
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57%	0.58%	0.60%	0.62%	0.63%
Before waivers and reimbursements (f)	0.58%	0.59%	0.60%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.44%	1.26%	0.95%	0.84%	0.96%
Before waivers and reimbursements (f)	1.44%	1.26%	0.95%	0.84%	0.96%
Portfolio turnover rate^	4%	4%	3%	4%	3%
^	Portfolio turnover rate excludes derivatives, if any.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	19.68%	14.10%	12.57%
Portfolio – Class K Shares**	20.00	14.39	14.04
S&P MidCap 400 Index	20.74	15.33	15.02
Volatility Managed Index – Mid Cap Core	19.51	15.14	13.79
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.68% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P MidCap 400 Index and the Volatility Managed Index — Mid Cap Core returned 20.74% and 19.51%, respectively over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year ending December 31, 2016 were financials, industrials, information technology, materials and utilities.

•

The top five stocks that provided the most positive impact to performance during the year ending December 31, 2016 were Advanced Micro Device, Steel Dynamics Inc., Idexx Labs Inc., United States Steel Co. and Computer Sciences Co.

What hurt performance during the year:

•	The sectors that had the least impact to performance during the year ending December 31, 2016 were real estate, telecommunication services, consumer staples, health care and energy.

•

The five stocks that provided the most negative impact to performance during the year ending December 31, 2016 were Jones Lang Lasalle, Alaska Airgroup, Tenet Healthcare Corp., SunEdison Inc. and AMC Networks Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	16.1%
Financials	15.5
Industrials	13.5
Consumer Discretionary	10.2
Real Estate	9.5
Health Care	6.9
Materials	6.7
Utilities	4.8
Consumer Staples	3.9
Energy	3.6
Repurchase Agreements	3.1
Telecommunication Services	0.2
Cash and Other	6.0

100.0%

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,113.60	$4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.32
Class K
Actual	1,000.00	1,114.97	3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.2%)
Auto Components (0.5%)
Dana, Inc.	56,748	$1,077,077
Gentex Corp.	113,378	2,232,413

		3,309,490

Automobiles (0.3%)
Thor Industries, Inc.	18,853	1,886,243

Distributors (0.2%)
Pool Corp.	16,351	1,706,063

Diversified Consumer Services (0.6%)
DeVry Education Group, Inc.	22,476	701,251
Graham Holdings Co., Class B	1,835	939,428
Service Corp. International	75,619	2,147,580
Sotheby’s (x)*	18,416	734,062

		4,522,321

Hotels, Restaurants & Leisure (2.3%)
Brinker International, Inc. (x)	19,651	973,314
Buffalo Wild Wings, Inc.*	7,245	1,118,628
Cheesecake Factory, Inc. (The)	17,468	1,045,984
Churchill Downs, Inc.	4,937	742,772
Cracker Barrel Old Country Store, Inc. (x)	9,539	1,592,822
Domino’s Pizza, Inc.	19,013	3,027,630
Dunkin’ Brands Group, Inc.	36,186	1,897,594
International Speedway Corp., Class A	10,216	375,949
Jack in the Box, Inc.	12,774	1,426,089
Panera Bread Co., Class A (x)*	8,652	1,774,439
Papa John’s International, Inc. (x)	10,536	901,671
Texas Roadhouse, Inc.	25,522	1,231,181
Wendy’s Co. (The)	79,370	1,073,082

		17,181,155

Household Durables (1.4%)
CalAtlantic Group, Inc.	29,093	989,453
Helen of Troy Ltd.*	11,093	936,804
KB Home (x)	33,607	531,327
NVR, Inc.*	1,394	2,326,586
Tempur Sealy International, Inc. (x)*	20,094	1,372,018
Toll Brothers, Inc.*	58,926	1,826,706
TRI Pointe Group, Inc.*	58,321	669,525
Tupperware Brands Corp.	19,907	1,047,506

		9,699,925

Internet & Direct Marketing Retail (0.1%)
HSN, Inc.	12,752	437,394

Leisure Products (0.7%)
Brunswick Corp.	35,634	1,943,478
Polaris Industries, Inc. (x)	23,553	1,940,532
Vista Outdoor, Inc.*	23,248	857,851

		4,741,861

Media (1.2%)
AMC Networks, Inc., Class A*	23,375	1,223,448
Cable One, Inc.	1,853	1,152,066
Cinemark Holdings, Inc.	41,709	1,599,956
John Wiley & Sons, Inc., Class A	17,751	967,430

Live Nation Entertainment, Inc.*	52,220	$1,389,052
Meredith Corp.	14,538	859,923
New York Times Co. (The), Class A	49,068	652,604
Time, Inc.	39,237	700,380

		8,544,859

Multiline Retail (0.3%)
Big Lots, Inc. (x)	17,661	886,759
JC Penney Co., Inc. (x)*	122,251	1,015,906

		1,902,665

Specialty Retail (1.9%)
Aaron’s, Inc.	25,313	809,763
American Eagle Outfitters, Inc. (x)	67,590	1,025,340
Cabela’s, Inc.*	20,313	1,189,326
Chico’s FAS, Inc.	51,737	744,495
CST Brands, Inc.	29,778	1,433,811
Dick’s Sporting Goods, Inc.	34,835	1,849,738
GameStop Corp., Class A (x)	40,530	1,023,788
Murphy USA, Inc.*	14,497	891,131
Office Depot, Inc.	209,948	948,965
Restoration Hardware Holdings, Inc. (x)*	15,062	462,403
Sally Beauty Holdings, Inc.*	57,061	1,507,552
Williams-Sonoma, Inc.	32,372	1,566,481

		13,452,793

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	19,562	1,689,961
Deckers Outdoor Corp.*	12,686	702,678
Fossil Group, Inc. (x)*	16,602	429,328
Kate Spade & Co.*	50,835	949,089
Skechers U.S.A., Inc., Class A*	52,826	1,298,463

		5,069,519

Total Consumer Discretionary		72,454,288

Consumer Staples (3.9%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	3,587	609,252

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	15,537	1,847,038
Sprouts Farmers Market, Inc. (x)*	53,143	1,005,466
United Natural Foods, Inc.*	20,073	957,884

		3,810,388

Food Products (2.7%)
Dean Foods Co.	35,468	772,493
Flowers Foods, Inc. (x)	72,577	1,449,363
Hain Celestial Group, Inc. (The)*	41,167	1,606,748
Ingredion, Inc.	28,709	3,587,477
Lamb Weston Holdings, Inc.*	54,836	2,075,543
Lancaster Colony Corp.	7,747	1,095,348
Post Holdings, Inc.*	25,567	2,055,331
Snyder’s-Lance, Inc.	33,694	1,291,828
Tootsie Roll Industries, Inc. (x)	6,775	269,306
TreeHouse Foods, Inc.*	22,474	1,622,398
WhiteWave Foods Co. (The)*	70,075	3,896,169

		19,722,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Household Products (0.2%)
Energizer Holdings, Inc.	24,614	$1,098,031

Personal Products (0.4%)
Avon Products, Inc.*	173,340	873,634
Edgewell Personal Care Co.*	22,985	1,677,675

		2,551,309

Total Consumer Staples		27,790,984

Energy (3.6%)
Energy Equipment & Services (1.5%)
Diamond Offshore Drilling, Inc. (x)*	25,514	451,598
Dril-Quip, Inc.*	14,935	896,847
Ensco plc, Class A	120,107	1,167,440
Nabors Industries Ltd.	111,993	1,836,685
Noble Corp. plc (x)	97,186	575,341
Oceaneering International, Inc.	39,018	1,100,698
Oil States International, Inc.*	20,395	795,405
Patterson-UTI Energy, Inc.	58,342	1,570,567
Rowan Cos., plc, Class A (x)*	49,279	930,880
Superior Energy Services, Inc.	59,896	1,011,044

		10,336,505

Oil, Gas & Consumable Fuels (2.1%)
CONSOL Energy, Inc.	69,502	1,267,021
Denbury Resources, Inc.*	158,432	583,030
Energen Corp.*	38,546	2,222,948
Gulfport Energy Corp.*	61,133	1,322,918
HollyFrontier Corp.	69,370	2,272,561
QEP Resources, Inc.*	94,948	1,747,993
SM Energy Co. (x)	38,129	1,314,688
Western Refining, Inc.	31,194	1,180,693
World Fuel Services Corp.	27,787	1,275,701
WPX Energy, Inc.*	136,754	1,992,506

		15,180,059

Total Energy		25,516,564

Financials (15.5%)
Banks (6.6%)
Associated Banc-Corp.	58,913	1,455,151
BancorpSouth, Inc.	33,871	1,051,695
Bank of Hawaii Corp. (x)	16,889	1,497,885
Bank of the Ozarks, Inc.	36,089	1,897,921
Cathay General Bancorp	29,284	1,113,671
Chemical Financial Corp.	27,789	1,505,330
Commerce Bancshares, Inc.	34,798	2,011,672
Cullen/Frost Bankers, Inc.	22,053	1,945,736
East West Bancorp, Inc.	57,345	2,914,846
First Horizon National Corp.	92,643	1,853,786
FNB Corp.	83,406	1,336,998
Fulton Financial Corp.	69,113	1,299,324
Hancock Holding Co.	32,893	1,417,688
International Bancshares Corp.	22,809	930,607
MB Financial, Inc.	28,141	1,329,099
PacWest Bancorp	47,359	2,578,224
PrivateBancorp, Inc.	31,450	1,704,276
Prosperity Bancshares, Inc.	27,334	1,962,035
Signature Bank*	21,244	3,190,849
SVB Financial Group*	20,597	3,535,682
Synovus Financial Corp.	48,465	1,990,942

TCF Financial Corp.	68,388	$1,339,721
Trustmark Corp.	27,125	967,006
UMB Financial Corp.	17,268	1,331,708
Umpqua Holdings Corp.	87,903	1,650,818
Valley National Bancorp	101,043	1,176,141
Webster Financial Corp.	36,145	1,961,951

		46,950,762

Capital Markets (3.3%)
CBOE Holdings, Inc.	32,197	2,379,036
Eaton Vance Corp.	44,813	1,876,768
FactSet Research Systems, Inc.	15,897	2,598,047
Federated Investors, Inc., Class B	37,217	1,052,497
Janus Capital Group, Inc.	56,866	754,612
Legg Mason, Inc.	35,795	1,070,628
MarketAxess Holdings, Inc.	14,833	2,179,264
MSCI, Inc.	37,260	2,935,343
Raymond James Financial, Inc.	50,173	3,475,485
SEI Investments Co.	53,252	2,628,519
Stifel Financial Corp.*	26,299	1,313,635
Waddell & Reed Financial, Inc., Class A (x)	32,636	636,728
WisdomTree Investments, Inc. (x)	44,523	495,986

		23,396,548

Consumer Finance (0.3%)
SLM Corp.*	171,118	1,885,720

Insurance (4.7%)
Alleghany Corp.*	6,139	3,733,248
American Financial Group, Inc.	29,026	2,557,771
Aspen Insurance Holdings Ltd.	24,273	1,335,015
Brown & Brown, Inc.	45,436	2,038,259
CNO Financial Group, Inc.	69,526	1,331,423
Endurance Specialty Holdings Ltd.	25,351	2,342,432
Everest Reinsurance Group Ltd.	16,232	3,512,605
First American Financial Corp.	43,720	1,601,464
Genworth Financial, Inc., Class A*	192,990	735,292
Hanover Insurance Group, Inc. (The)	16,915	1,539,434
Kemper Corp.	19,302	855,079
Mercury General Corp.	12,416	747,567
Old Republic International Corp.	97,264	1,848,016
Primerica, Inc.	18,033	1,246,982
Reinsurance Group of America, Inc.	25,538	3,213,447
RenaissanceReinsurance Holdings Ltd.	16,397	2,233,599
W. R. Berkley Corp.	38,598	2,567,153

		33,438,786

Thrifts & Mortgage Finance (0.6%)
New York Community Bancorp, Inc.	192,893	3,068,928
Washington Federal, Inc.	35,781	1,229,077

		4,298,005

Total Financials		109,969,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care (6.9%)
Biotechnology (0.3%)
United Therapeutics Corp.*	16,817	$2,412,062

Health Care Equipment & Supplies (3.5%)
ABIOMED, Inc.*	15,997	1,802,542
Align Technology, Inc.*	29,744	2,859,291
Globus Medical, Inc., Class A*	28,495	706,961
Halyard Health, Inc.*	18,520	684,870
Hill-Rom Holdings, Inc.	23,545	1,321,816
IDEXX Laboratories, Inc.*	35,424	4,154,172
LivaNova plc (x)*	17,407	782,793
NuVasive, Inc.*	19,880	1,339,117
ResMed, Inc.	55,922	3,469,960
STERIS plc	33,747	2,274,210
Teleflex, Inc.	17,479	2,816,741
West Pharmaceutical Services, Inc.	29,023	2,462,021

		24,674,494

Health Care Providers & Services (1.7%)
HealthSouth Corp.	35,512	1,464,515
LifePoint Health, Inc.*	16,022	910,050
MEDNAX, Inc.*	36,759	2,450,355
Molina Healthcare, Inc.*	16,841	913,793
Owens & Minor, Inc.	24,569	867,040
Tenet Healthcare Corp.*	31,464	466,926
VCA, Inc.*	32,216	2,211,628
WellCare Health Plans, Inc.*	17,492	2,397,803

		11,682,110

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	72,734	742,614

Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc., Class A*	8,179	1,490,868
Bio-Techne Corp.	14,799	1,521,782
Charles River Laboratories International, Inc.*	18,768	1,429,934
PAREXEL International Corp.*	21,127	1,388,466

		5,831,050

Pharmaceuticals (0.5%)
Akorn, Inc.*	35,084	765,884
Catalent, Inc.*	49,336	1,330,098
Prestige Brands Holdings, Inc.*	21,010	1,094,621

		3,190,603

Total Health Care		48,532,933

Industrials (13.5%)
Aerospace & Defense (1.9%)
B/E Aerospace, Inc.	40,133	2,415,605
Curtiss-Wright Corp.	17,496	1,720,907
Esterline Technologies Corp.*	11,760	1,048,992
Huntington Ingalls Industries, Inc.	18,359	3,381,543
KLX, Inc.*	20,936	944,423
Orbital ATK, Inc.	23,307	2,044,723
Teledyne Technologies, Inc.*	13,778	1,694,694
Triumph Group, Inc.	19,683	521,600

		13,772,487

Airlines (0.4%)
JetBlue Airways Corp.*	128,035	$2,870,545

Building Products (0.7%)
A.O. Smith Corp.	58,570	2,773,290
Lennox International, Inc.	15,295	2,342,735

		5,116,025

Commercial Services & Supplies (1.2%)
Clean Harbors, Inc.*	20,551	1,143,663
Copart, Inc.*	40,470	2,242,443
Deluxe Corp.	19,262	1,379,352
Herman Miller, Inc.	23,796	813,823
HNI Corp.	17,630	985,870
MSA Safety, Inc.	12,353	856,433
Rollins, Inc.	38,114	1,287,491

		8,709,075

Construction & Engineering (1.1%)
AECOM*	61,175	2,224,323
Dycom Industries, Inc. (x)*	12,497	1,003,384
EMCOR Group, Inc.	23,887	1,690,244
Granite Construction, Inc.	15,704	863,720
KBR, Inc.	56,788	947,792
Valmont Industries, Inc.	8,881	1,251,333

		7,980,796

Electrical Equipment (0.7%)
EnerSys	17,205	1,343,711
Hubbell, Inc.	20,332	2,372,744
Regal Beloit Corp.	17,873	1,237,705

		4,954,160

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	25,538	2,816,586

Machinery (4.6%)
AGCO Corp.	26,851	1,553,599
CLARCOR, Inc.	19,281	1,590,104
Crane Co.	19,774	1,426,101
Donaldson Co., Inc.	52,239	2,198,217
Graco, Inc.	22,109	1,837,037
IDEX Corp.	30,171	2,717,200
ITT, Inc.	34,812	1,342,699
Joy Global, Inc.	38,955	1,090,740
Kennametal, Inc.	31,691	990,661
Lincoln Electric Holdings, Inc.	24,548	1,882,095
Nordson Corp.	21,002	2,353,274
Oshkosh Corp.	29,534	1,908,192
Terex Corp.	41,876	1,320,350
Timken Co. (The)	28,030	1,112,791
Toro Co. (The)	43,194	2,416,704
Trinity Industries, Inc.	60,148	1,669,708
Wabtec Corp.	35,207	2,922,885
Woodward, Inc.	21,867	1,509,916

		31,842,273

Marine (0.2%)
Kirby Corp.*	21,439	1,425,694

Professional Services (0.6%)
CEB, Inc.	12,737	771,862
FTI Consulting, Inc.*	17,055	768,839
ManpowerGroup, Inc.	26,598	2,363,765

		3,904,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Road & Rail (1.0%)
Avis Budget Group, Inc.*	34,781	$1,275,767
Genesee & Wyoming, Inc., Class A*	24,259	1,683,817
Landstar System, Inc.	16,592	1,415,298
Old Dominion Freight Line, Inc.*	27,455	2,355,364
Werner Enterprises, Inc.	17,927	483,133

		7,213,379

Trading Companies & Distributors (0.7%)
GATX Corp. (x)	15,892	978,629
MSC Industrial Direct Co., Inc., Class A	17,571	1,623,385
NOW, Inc.*	42,398	867,887
Watsco, Inc.	10,249	1,518,082

		4,987,983

Total Industrials		95,593,469

Information Technology (16.1%)
Communications Equipment (1.4%)
ARRIS International plc*	75,251	2,267,313
Brocade Communications Systems, Inc.	158,664	1,981,713
Ciena Corp.*	55,352	1,351,142
InterDigital, Inc.	13,610	1,243,274
NetScout Systems, Inc.*	36,361	1,145,372
Plantronics, Inc.	13,155	720,368
ViaSat, Inc.*	20,302	1,344,398

		10,053,580

Electronic Equipment, Instruments & Components (3.8%)
Arrow Electronics, Inc.*	35,579	2,536,783
Avnet, Inc.	50,398	2,399,449
Belden, Inc.	16,746	1,252,098
Cognex Corp.	33,745	2,146,857
IPG Photonics Corp.*	14,758	1,456,762
Jabil Circuit, Inc.	73,865	1,748,385
Keysight Technologies, Inc.*	67,111	2,454,249
Knowles Corp. (x)*	35,322	590,231
Littelfuse, Inc.	8,879	1,347,566
National Instruments Corp.	41,577	1,281,403
SYNNEX Corp.	11,587	1,402,259
Tech Data Corp.*	14,002	1,185,689
Trimble, Inc.*	99,303	2,993,984
VeriFone Systems, Inc.*	43,871	777,833
Vishay Intertechnology, Inc. (x)	53,919	873,488
Zebra Technologies Corp., Class A*	21,024	1,803,018

		26,250,054

Internet Software & Services (0.4%)
comScore, Inc. (x)*	17,679	558,303
j2 Global, Inc.	19,007	1,554,773
WebMD Health Corp. (x)*	15,202	753,563

		2,866,639

IT Services (3.5%)
Acxiom Corp.*	30,866	827,209
Broadridge Financial Solutions, Inc.	47,343	3,138,841
Computer Sciences Corp.	55,879	3,320,330

Convergys Corp.	37,994	$933,133
CoreLogic, Inc.*	34,427	1,267,946
DST Systems, Inc.	12,794	1,370,877
Gartner, Inc.*	32,859	3,321,059
Jack Henry & Associates, Inc.	31,231	2,772,688
Leidos Holdings, Inc.	56,813	2,905,417
MAXIMUS, Inc.	25,916	1,445,854
NeuStar, Inc., Class A*	10,582	353,439
Science Applications International Corp.	17,806	1,509,949
WEX, Inc.*	15,247	1,701,565

		24,868,307

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	300,953	3,412,808
Cirrus Logic, Inc.*	25,272	1,428,879
Cree, Inc. (x)*	39,170	1,033,696
Cypress Semiconductor Corp. (x)	126,388	1,445,879
Integrated Device Technology, Inc.*	53,012	1,248,963
Intersil Corp., Class A	54,371	1,212,473
Microsemi Corp.*	45,465	2,453,746
Monolithic Power Systems, Inc.	14,715	1,205,600
Silicon Laboratories, Inc.*	16,658	1,082,770
Synaptics, Inc.*	13,766	737,582
Teradyne, Inc.	79,962	2,031,035
Versum Materials, Inc.*	42,764	1,200,385

		18,493,816

Software (3.9%)
ACI Worldwide, Inc.*	46,097	836,661
ANSYS, Inc.*	34,306	3,172,962
Cadence Design Systems, Inc.*	113,802	2,870,086
CDK Global, Inc.	59,422	3,546,898
CommVault Systems, Inc.*	16,758	861,361
Fair Isaac Corp.	12,231	1,458,180
Fortinet, Inc.*	58,014	1,747,382
Manhattan Associates, Inc.*	28,336	1,502,658
Mentor Graphics Corp.	43,389	1,600,620
PTC, Inc.*	45,640	2,111,763
Synopsys, Inc.*	59,910	3,526,303
Tyler Technologies, Inc.*	13,221	1,887,562
Ultimate Software Group, Inc. (The)*	11,477	2,092,831

		27,215,267

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	42,560	565,622
Diebold Nixdorf, Inc. (x)	29,853	750,803
NCR Corp.*	49,279	1,998,757

		3,315,182

Total Information Technology		113,062,845

Materials (6.7%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	24,538	2,681,758
Cabot Corp.	24,802	1,253,493
Minerals Technologies, Inc.	13,881	1,072,307
NewMarket Corp.	3,661	1,551,678
Olin Corp.	65,741	1,683,627
PolyOne Corp.	33,451	1,071,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

RPM International, Inc.	52,883	$2,846,692
Scotts Miracle-Gro Co. (The), Class A	17,590	1,680,725
Sensient Technologies Corp.	17,670	1,388,509
Valspar Corp. (The)	28,825	2,986,557

		18,217,116

Construction Materials (0.3%)
Eagle Materials, Inc.	19,186	1,890,397

Containers & Packaging (1.6%)
AptarGroup, Inc.	24,878	1,827,289
Bemis Co., Inc.	36,966	1,767,714
Greif, Inc., Class A	10,421	534,702
Owens-Illinois, Inc.*	64,132	1,116,538
Packaging Corp. of America	37,000	3,138,340
Silgan Holdings, Inc.	14,845	759,767
Sonoco Products Co.	39,627	2,088,343

		11,232,693

Metals & Mining (2.0%)
Allegheny Technologies, Inc. (x)	43,394	691,266
Carpenter Technology Corp.	18,701	676,415
Commercial Metals Co.	45,711	995,586
Compass Minerals International, Inc. (x)	13,480	1,056,158
Reliance Steel & Aluminum Co.	28,779	2,289,082
Royal Gold, Inc.	25,740	1,630,629
Steel Dynamics, Inc.	96,765	3,442,899
United States Steel Corp.	68,235	2,252,437
Worthington Industries, Inc.	17,277	819,621

		13,854,093

Paper & Forest Products (0.3%)
Domtar Corp.	25,054	977,858
Louisiana-Pacific Corp.*	56,061	1,061,234

		2,039,092

Total Materials		47,233,391

Real Estate (9.5%)
Equity Real Estate Investment Trusts (REITs) (9.1%)
Alexandria Real Estate Equities, Inc. (REIT)	31,457	3,495,816
American Campus Communities, Inc. (REIT)	52,338	2,604,862
Camden Property Trust (REIT)	34,663	2,914,118
Care Capital Properties, Inc. (REIT)	33,600	840,000
Communications Sales & Leasing, Inc. (REIT)*	55,557	1,411,703
CoreCivic, Inc. (REIT)	46,881	1,146,709
Corporate Office Properties Trust (REIT)	37,836	1,181,240
Cousins Properties, Inc. (REIT)	134,831	1,147,412
DCT Industrial Trust, Inc. (REIT)	36,098	1,728,372
Douglas Emmett, Inc. (REIT)	57,087	2,087,101
Duke Realty Corp. (REIT)	140,494	3,731,522
Education Realty Trust, Inc. (REIT)	29,038	1,228,307
EPR Properties (REIT)	25,128	1,803,437
Equity One, Inc. (REIT)	36,992	1,135,284

First Industrial Realty Trust, Inc. (REIT)	46,553	$1,305,812
Healthcare Realty Trust, Inc. (REIT)	45,547	1,380,985
Highwoods Properties, Inc. (REIT)	39,819	2,031,167
Hospitality Properties Trust (REIT)	64,632	2,051,420
Kilroy Realty Corp. (REIT)	36,442	2,668,283
Lamar Advertising Co. (REIT), Class A	32,870	2,210,179
LaSalle Hotel Properties (REIT)	44,567	1,357,956
Liberty Property Trust (REIT)	57,950	2,289,025
Life Storage, Inc. (REIT)	18,282	1,558,723
Mack-Cali Realty Corp. (REIT)	35,657	1,034,766
Medical Properties Trust, Inc. (REIT)	126,644	1,557,721
National Retail Properties, Inc. (REIT)	58,035	2,565,147
Omega Healthcare Investors, Inc. (REIT)	77,514	2,423,088
Potlatch Corp. (REIT)	16,245	676,604
Quality Care Properties, Inc. (REIT)*	36,997	573,454
Rayonier, Inc. (REIT)	48,950	1,302,070
Regency Centers Corp. (REIT)	41,230	2,842,809
Senior Housing Properties Trust (REIT)	93,257	1,765,355
Tanger Factory Outlet Centers, Inc. (REIT)	37,938	1,357,422
Taubman Centers, Inc. (REIT)	23,817	1,760,791
Urban Edge Properties (REIT)	36,294	998,448
Washington Prime Group, Inc. (REIT)	74,207	772,495
Weingarten Realty Investors (REIT)	46,509	1,664,557

		64,604,160

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	18,389	825,114
Jones Lang LaSalle, Inc.	17,999	1,818,619

		2,643,733

Total Real Estate		67,247,893

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	37,424	1,080,431

Total Telecommunication Services		1,080,431

Utilities (4.8%)
Electric Utilities (1.7%)
Great Plains Energy, Inc.	85,533	2,339,328
Hawaiian Electric Industries, Inc.	42,946	1,420,224
IDACORP, Inc.	19,841	1,598,193
OGE Energy Corp.	78,919	2,639,841
PNM Resources, Inc.	31,633	1,085,012
Westar Energy, Inc.	55,929	3,151,598

		12,234,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Gas Utilities (1.9%)
Atmos Energy Corp.	41,085	$3,046,453
National Fuel Gas Co.	33,758	1,912,053
New Jersey Resources Corp.	34,294	1,217,437
ONE Gas, Inc.	20,741	1,326,594
Southwest Gas Corp.	18,925	1,450,034
UGI Corp.	68,338	3,149,014
WGL Holdings, Inc.	20,325	1,550,391

		13,651,976

Multi-Utilities (0.9%)
Black Hills Corp.	21,083	1,293,231
MDU Resources Group, Inc.	76,918	2,212,931
NorthWestern Corp.	19,090	1,085,648
Vectren Corp.	32,937	1,717,665

		6,309,475

Water Utilities (0.3%)
Aqua America, Inc.	70,470	2,116,919

Total Utilities		34,312,566

Total Common Stocks (90.9%) (Cost $520,728,381)		642,795,185

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $800,063, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $816,000. (xx)	$800,000	800,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $300,023, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,100,245, collateralized by various Common Stocks; total market value $2,334,266. (xx)	2,100,000	2,100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $4,000,467, collateralized by various Common Stocks; total market value $4,446,220. (xx)	4,000,000	4,000,000

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $600,063, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $612,002. (xx)	$600,000	$600,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $419,359, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $427,723. (xx)	419,336	419,336
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $900,076, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $918,465. (xx)	900,000	900,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,100,128, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,122,568. (xx)	1,100,000	1,100,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,100,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,122,568. (xx)	1,100,000	1,100,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	$2,000,000	$2,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,500,083, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,530,000. (xx)	1,500,000	1,500,000

RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $410,021, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $418,203. (xx)	$410,000	$410,000

Total Repurchase Agreements		22,229,336

Total Short-Term Investments (3.1%) (Cost $22,229,336)		22,229,336

Total Investments (94.0%) (Cost $542,957,717)		665,024,521
Other Assets Less Liabilities (6.0%)		42,522,051

Net Assets (100%)		$707,546,572

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $21,532,756. This was secured by cash collateral of $22,229,336 which was subsequently invested in joint repurchase agreements with a total value of $22,229,336, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	391	March-17	$65,519,939	$64,870,810	$(649,129)

The following is a summary of the inputs used to value the Portfolio's assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio's own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$72,454,288	$—	$—	$72,454,288
Consumer Staples	27,790,984	—	—	27,790,984
Energy	25,516,564	—	—	25,516,564
Financials	109,969,821	—	—	109,969,821
Health Care	48,532,933	—	—	48,532,933
Industrials	95,593,469	—	—	95,593,469
Information Technology	113,062,845	—	—	113,062,845
Materials	47,233,391	—	—	47,233,391
Real Estate	67,247,893	—	—	67,247,893
Telecommunication Services	1,080,431	—	—	1,080,431
Utilities	34,312,566	—	—	34,312,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio's own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$22,229,336	$—	$22,229,336

Total Assets	$642,795,185	$22,229,336	$—	$665,024,521

Liabilities:
Futures	$(649,129)	$—	$—	$(649,129)

Total Liabilities	$(649,129)	$—	$—	$(649,129)

Total	$642,146,056	$22,229,336	$—	$664,375,392

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets Unrealized depreciation	$(649,129	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$12,099,172

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(290,854)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $65,749,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$109,822,120
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 38%)*	$135,065,098

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$155,275,009
Aggregate gross unrealized depreciation	(33,316,805)

Net unrealized appreciation	$121,958,204

Federal income tax cost of investments	$543,066,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $520,728,381)	$642,795,185
Repurchase Agreements (Cost $22,229,336)	22,229,336
Cash	62,053,368
Cash held as collateral at broker	2,640,100
Dividends, interest and other receivables	776,373
Receivable from Separate Accounts for Trust shares sold	166,279
Securities lending income receivable	13,102
Other assets	2,073

Total assets	730,675,816

LIABILITIES
Payable for return of collateral on securities loaned	22,229,336
Due to broker for futures variation margin	270,278
Investment management fees payable	265,756
Payable to Separate Accounts for Trust shares redeemed	144,349
Distribution fees payable – Class IB	92,137
Administrative fees payable	75,416
Trustees’ fees payable	1,093
Accrued expenses	50,879

Total liabilities	23,129,244

NET ASSETS	$707,546,572

Net assets were comprised of:
Paid in capital	$578,978,391
Accumulated undistributed net investment income (loss)	155,879
Accumulated undistributed net realized gain (loss) on investments and futures	6,994,627
Net unrealized appreciation (depreciation) on investments and futures	121,417,675

Net assets	$707,546,572

Class IB
Net asset value, offering and redemption price per share, $432,611,956 / 20,239,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.37

Class K
Net asset value, offering and redemption price per share, $274,934,616 / 12,762,820 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.54

(x)	Includes value of securities on loan of $21,532,756.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$10,350,128
Interest	144,576
Securities lending (net)	122,609

Total income	10,617,313

EXPENSES
Investment management fees	2,907,278
Distribution fees – Class IB	998,742
Administrative fees	857,011
Professional fees	59,460
Printing and mailing expenses	43,168
Custodian fees	41,100
Trustees’ fees	14,681
Miscellaneous	18,447

Gross expenses	4,939,887
Less: Waiver from investment manager	(58,791)

Net expenses	4,881,096

NET INVESTMENT INCOME (LOSS)	5,736,217

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	23,654,819
Futures	12,099,172

Net realized gain (loss)	35,753,991

Change in unrealized appreciation (depreciation) on:
Investments	76,409,733
Futures	(290,854)

Net change in unrealized appreciation (depreciation)	76,118,879

NET REALIZED AND UNREALIZED GAIN (LOSS)	111,872,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,609,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,736,217	$3,787,305
Net realized gain (loss) on investments, futures and foreign currency transactions	35,753,991	33,365,409
Net change in unrealized appreciation (depreciation) on investments and futures	76,118,879	(57,699,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,609,087	(20,546,347)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,024,541)	(1,986,129)
Class K	(2,644,724)	(1,779,881)

	(5,669,265)	(3,766,010)

Distributions from net realized capital gains
Class IB	(17,786,440)	(22,013,211)
Class K	(11,306,183)	(12,967,392)

	(29,092,623)	(34,980,603)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(34,761,888)	(38,746,613)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (111) shares, respectively ]	—	(2,433)

Total Class IA transactions	—	(2,433)

Class IB
Capital shares sold [ 1,803,314 and 1,843,715 shares, respectively ]	35,959,485	38,642,851
Capital shares issued in reinvestment of dividends and distributions [ 969,881 and 1,290,682 shares, respectively ]	20,810,981	23,999,340
Capital shares repurchased [ (3,567,958) and (3,434,004) shares, respectively ]	(70,177,652)	(71,144,161)

Total Class IB transactions	(13,407,186)	(8,501,970)

Class K
Capital shares sold [ 2,309,454 and 1,797,961 shares, respectively ]	44,754,537	37,970,396
Capital shares issued in reinvestment of dividends and distributions [ 645,165 and 787,704 shares, respectively ]	13,950,907	14,747,273
Capital shares repurchased [ (2,824,140) and (84,729) shares, respectively ]	(53,740,805)	(1,763,788)

Total Class K transactions	4,964,639	50,953,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,442,547)	42,449,478

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,404,652	(16,843,482)
NET ASSETS:
Beginning of year	633,141,920	649,985,402

End of year (a)	$707,546,572	$633,141,920

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$155,879	$2,751

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$20.75	$20.06	$15.93	$13.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	(0.07)†	0.02
Net realized and unrealized gain (loss) on investments and futures	1.13	1.70	5.08	2.25

Total from investment operations	1.14	1.76	5.01	2.27

Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	(0.02)
Distributions from net realized gains	—	(1.01)	(0.85)	(0.13)

Total dividends and distributions	—	(1.07)	(0.88)	(0.15)

Net asset value, end of year	$21.89	$20.75	$20.06	$15.93

Total return	5.49%	8.81%	31.63%	16.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$171
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.95%	0.95%
Before waivers and reimbursements (f)	0.87%	0.87%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.24%	0.30%	(0.40)%	0.14%
Before waivers and reimbursements (f)	0.24%	0.30%	(0.40)%	0.13%
Portfolio turnover rate^	20%	13%	12%	8%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.75	$20.61	$19.93	$15.83	$13.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.10	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments and futures	3.54	(0.76)	1.69	4.94	2.24

Total from investment operations	3.70	(0.66)	1.75	4.98	2.26

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.06)	(0.03)	(0.02)
Distributions from net realized gains	(0.92)	(1.10)	(1.01)	(0.85)	(0.13)

Total dividends and distributions	(1.08)	(1.20)	(1.07)	(0.88)	(0.15)

Net asset value, end of year	$21.37	$18.75	$20.61	$19.93	$15.83

Total return	19.68%	(3.13)%	8.82%	31.64%	16.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$432,612	$394,461	$439,683	$462,533	$68,756
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.86%	0.88%	0.92%	0.95%
Before waivers and reimbursements (f)	0.86%	0.86%	0.88%	0.92%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.79%	0.48%	0.29%	0.22%	0.14%
Before waivers and reimbursements (f)	0.78%	0.48%	0.29%	0.22%	0.14%
Portfolio turnover rate^	19%	20%	13%	12%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.89	$20.76	$20.07	$15.93	$13.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.16	0.12	0.07	0.06
Net realized and unrealized gain (loss) on investments and futures	3.57	(0.78)	1.70	5.00	2.25

Total from investment operations	3.78	(0.62)	1.82	5.07	2.31

Less distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.12)	(0.08)	(0.06)
Distributions from net realized gains	(0.92)	(1.10)	(1.01)	(0.85)	(0.13)

Total dividends and distributions	(1.13)	(1.25)	(1.13)	(0.93)	(0.19)

Net asset value, end of year	$21.54	$18.89	$20.76	$20.07	$15.93

Total return	20.00%	(2.90)%	9.08%	32.01%	16.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$274,935	$238,681	$210,300	$158,656	$117,270
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.61%	0.63%	0.68%	0.70%
Before waivers and reimbursements (f)	0.61%	0.61%	0.63%	0.68%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%	0.74%	0.56%	0.37%	0.39%
Before waivers and reimbursements (f)	1.03%	0.74%	0.56%	0.37%	0.39%
Portfolio turnover rate^	19%	20%	13%	12%	8%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	20.49%	13.55%	11.98%
Portfolio – Class K Shares**	20.86	13.84	13.76
Russell 2000® Index	21.31	14.46	14.13
Volatility Managed Index – Small Cap Core	20.17	14.31	13.10
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.49% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 2000® Index and the Volatility Managed Index — Small Cap Core, returned 21.31% and 20.17%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were financials, industrials, information technology, materials and Consumer discretionary.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2016 were Advanced Micro Devices, Inc., Microsemi Corp., U.S. Silica Holdings, Inc., Chemours Co. and Exelixis Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2016 were health care, real estate, telecommunication services, consumer staples and utilities.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2016 were Impax Laboratories, Ophthotech Corp., Novavax Inc., Myriad Genetics Inc. and Pacira Pharmaceuticals.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	17.8%
Information Technology	15.1
Industrials	13.1
Consumer Discretionary	11.3
Health Care	10.9
Real Estate	7.1
Repurchase Agreements	7.0
Materials	4.4
Energy	3.3
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	0.7
Investment Company	0.2
Cash and Other	3.2

100.0%

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,182.69	$4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.26
Class K
Actual	1,000.00	1,184.37	3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	2.99

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.3%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	112,838	$2,177,773
Cooper Tire & Rubber Co.	80,938	3,144,441
Cooper-Standard Holdings, Inc.*	21,816	2,255,338
Dana, Inc.	219,330	4,162,883
Dorman Products, Inc.*	39,652	2,896,975
Drew Industries, Inc.	35,458	3,820,600
Federal-Mogul Holdings Corp. (x)*	46,496	479,374
Fox Factory Holding Corp.*	32,540	902,985
Gentherm, Inc.*	53,596	1,814,225
Horizon Global Corp.*	28,596	686,304
Metaldyne Performance Group, Inc.	21,671	497,349
Modine Manufacturing Co.*	72,813	1,084,914
Motorcar Parts of America, Inc.*	28,007	753,948
Spartan Motors, Inc.	51,074	472,435
Standard Motor Products, Inc.	31,317	1,666,691
Stoneridge, Inc.*	40,897	723,468
Strattec Security Corp.	4,718	190,135
Superior Industries International, Inc.	36,649	965,701
Tenneco, Inc.*	83,188	5,196,755
Tower International, Inc.	31,322	887,979
Unique Fabricating, Inc. (x)	8,595	125,487
Workhorse Group, Inc. (x)*	15,234	107,552

		35,013,312

Automobiles (0.0%)
Winnebago Industries, Inc.	39,774	1,258,847

Distributors (0.1%)
Core-Mark Holding Co., Inc.	68,825	2,964,293
Weyco Group, Inc.	8,303	259,884

		3,224,177

Diversified Consumer Services (0.9%)
American Public Education, Inc.*	22,741	558,292
Apollo Education Group, Inc.*	126,037	1,247,766
Ascent Capital Group, Inc., Class A*	14,011	227,819
Bridgepoint Education, Inc.*	23,341	236,444
Bright Horizons Family Solutions, Inc.*	64,862	4,541,638
Cambium Learning Group, Inc.*	16,233	81,003
Capella Education Co.	16,875	1,481,625
Career Education Corp.*	102,083	1,030,017
Carriage Services, Inc.	22,376	640,849
Chegg, Inc. (x)*	117,057	863,881
Collectors Universe, Inc.	9,951	211,260
DeVry Education Group, Inc.	92,135	2,874,612
Grand Canyon Education, Inc.*	66,646	3,895,459
Houghton Mifflin Harcourt Co.*	186,861	2,027,442
K12, Inc.*	52,484	900,625
Liberty Tax, Inc.	10,568	141,611
LifeLock, Inc.*	126,089	3,016,049

Regis Corp.*	55,693	$808,662
Sotheby’s (x)*	71,568	2,852,700
Strayer Education, Inc.*	15,791	1,273,228
Weight Watchers International, Inc. (x)*	39,743	455,057

		29,366,039

Hotels, Restaurants & Leisure (2.8%)
Belmond Ltd., Class A*	127,194	1,698,040
Biglari Holdings, Inc.*	1,603	758,540
BJ’s Restaurants, Inc.*	34,104	1,340,287
Bloomin’ Brands, Inc.	153,752	2,772,149
Bob Evans Farms, Inc.	30,202	1,607,048
Bojangles’, Inc.*	14,048	261,995
Boyd Gaming Corp.*	124,192	2,504,953
Buffalo Wild Wings, Inc.*	27,871	4,303,281
Caesars Acquisition Co., Class A*	71,511	965,399
Caesars Entertainment Corp. (x)*	87,668	745,178
Carrols Restaurant Group, Inc.*	52,491	800,488
Century Casinos, Inc.*	27,906	229,666
Cheesecake Factory, Inc. (The)	66,468	3,980,103
Churchill Downs, Inc.	20,350	3,061,658
Chuy’s Holdings, Inc.*	24,571	797,329
ClubCorp Holdings, Inc.	97,639	1,401,120
Cracker Barrel Old Country Store, Inc. (x)	28,195	4,708,000
Dave & Buster’s Entertainment, Inc.*	56,915	3,204,315
Del Frisco’s Restaurant Group, Inc.*	36,931	627,827
Del Taco Restaurants, Inc.*	32,744	462,345
Denny’s Corp.*	114,831	1,473,282
DineEquity, Inc.	26,708	2,056,516
El Pollo Loco Holdings, Inc. (x)*	29,452	362,260
Eldorado Resorts, Inc. (x)*	42,495	720,290
Empire Resorts, Inc.*	4,269	97,120
Fiesta Restaurant Group, Inc.*	40,822	1,218,537
Fogo De Chao, Inc.*	6,870	98,585
Golden Entertainment, Inc.	14,684	177,823
Habit Restaurants, Inc. (The), Class A*	19,711	340,015
ILG, Inc.	169,350	3,077,090
International Speedway Corp., Class A	40,638	1,495,478
Intrawest Resorts Holdings, Inc.*	23,282	415,584
Isle of Capri Casinos, Inc.*	36,501	901,210
J Alexander’s Holdings, Inc.*	18,500	198,875
Jack in the Box, Inc.	48,256	5,387,299
Jamba, Inc. (x)*	18,572	191,292
Kona Grill, Inc. (x)*	11,826	148,416
La Quinta Holdings, Inc.*	129,032	1,833,545
Lindblad Expeditions Holdings, Inc.*	20,896	197,467
Luby’s, Inc.*	25,983	111,207
Marcus Corp. (The)	30,389	957,254
Marriott Vacations Worldwide Corp.	32,851	2,787,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Monarch Casino & Resort, Inc.*	18,750	$483,375
Nathan’s Famous, Inc.*	4,192	272,061
Noodles & Co. (x)*	15,881	65,112
Papa John’s International, Inc.	40,872	3,497,825
Penn National Gaming, Inc.*	110,858	1,528,732
Pinnacle Entertainment, Inc.*	85,669	1,242,201
Planet Fitness, Inc., Class A	31,945	642,095
Popeyes Louisiana Kitchen, Inc.*	30,756	1,860,123
Potbelly Corp.*	34,555	445,760
Red Lion Hotels Corp.*	16,819	140,439
Red Robin Gourmet Burgers, Inc.*	19,021	1,072,784
Red Rock Resorts, Inc., Class A	44,053	1,021,589
Ruby Tuesday, Inc.*	83,469	269,605
Ruth’s Hospitality Group, Inc.	50,584	925,687
Scientific Games Corp., Class A*	76,905	1,076,670
SeaWorld Entertainment, Inc. (x)	98,315	1,861,103
Shake Shack, Inc., Class A (x)*	23,080	826,033
Sonic Corp.	65,753	1,743,112
Speedway Motorsports, Inc.	15,814	342,689
Texas Roadhouse, Inc.	97,402	4,698,671
Wingstop, Inc.	22,925	678,351
Zoe’s Kitchen, Inc. (x)*	28,291	678,701

		85,848,991

Household Durables (1.1%)
Bassett Furniture Industries, Inc.	14,567	442,837
Beazer Homes USA, Inc.*	46,109	613,250
Cavco Industries, Inc.*	12,969	1,294,955
Century Communities, Inc.*	26,281	551,901
CSS Industries, Inc.	13,414	363,117
Ethan Allen Interiors, Inc.	37,610	1,385,929
Flexsteel Industries, Inc.	9,407	580,130
GoPro, Inc., Class A (x)*	152,668	1,329,738
Green Brick Partners, Inc. (x)*	29,315	294,616
Helen of Troy Ltd.*	41,850	3,534,232
Hooker Furniture Corp.	16,631	631,146
Hovnanian Enterprises, Inc., Class A*	199,158	543,701
Installed Building Products, Inc.*	29,648	1,224,462
iRobot Corp.*	39,797	2,326,135
KB Home (x)	126,704	2,003,190
La-Z-Boy, Inc.	72,878	2,262,862
LGI Homes, Inc. (x)*	23,123	664,324
Libbey, Inc.	32,370	629,920
Lifetime Brands, Inc.	14,836	263,339
M.D.C. Holdings, Inc.	63,357	1,625,741
M/I Homes, Inc.*	35,048	882,509
Meritage Homes Corp.*	55,758	1,940,378
NACCO Industries, Inc., Class A	5,579	505,178
New Home Co., Inc. (The)*	18,534	217,033
Taylor Morrison Home Corp., Class A*	46,156	888,965
TopBuild Corp.*	58,583	2,085,555
TRI Pointe Group, Inc.*	225,575	2,589,600
UCP, Inc., Class A*	10,829	130,489

Universal Electronics, Inc.*	21,323	$1,376,400
WCI Communities, Inc.*	32,119	753,191
William Lyon Homes, Class A (x)*	35,485	675,280
ZAGG, Inc.*	41,543	294,955

		34,905,058

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	42,641	456,259
Blue Nile, Inc.	16,387	665,804
Duluth Holdings, Inc., Class B (x)*	14,127	358,826
Etsy, Inc.*	159,270	1,876,201
FTD Cos., Inc.*	25,343	604,177
Gaia, Inc.*	19,020	164,523
HSN, Inc.	46,277	1,587,301
Lands’ End, Inc. (x)*	22,535	341,405
Liberty TripAdvisor Holdings, Inc., Class A*	106,257	1,599,168
Nutrisystem, Inc.	44,016	1,525,154
Overstock.com, Inc.*	19,209	336,158
PetMed Express, Inc. (x)	30,711	708,503
Shutterfly, Inc.*	51,027	2,560,534
Wayfair, Inc., Class A (x)*	47,805	1,675,565

		14,459,578

Leisure Products (0.3%)
Acushnet Holdings Corp.*	24,638	485,615
Arctic Cat, Inc. (x)	20,944	314,579
Callaway Golf Co.	142,517	1,561,986
Escalade, Inc.	12,635	166,782
JAKKS Pacific, Inc. (x)*	26,214	135,002
Johnson Outdoors, Inc., Class A	6,969	276,600
Malibu Boats, Inc., Class A*	29,582	564,425
Marine Products Corp.	8,094	112,264
MCBC Holdings, Inc.	10,081	146,981
Nautilus, Inc.*	45,398	839,863
Smith & Wesson Holding Corp. (x)*	82,690	1,743,104
Sturm Ruger & Co., Inc. (x)	28,145	1,483,242

		7,830,443

Media (1.4%)
AMC Entertainment Holdings, Inc., Class A (x)	44,846	1,509,068
Central European Media Enterprises Ltd., Class A (x)*	95,912	244,576
Daily Journal Corp. (x)*	1,487	359,557
Entercom Communications Corp., Class A	37,824	578,707
Entravision Communications Corp., Class A	95,336	667,352
Eros International plc (x)*	43,064	561,985
EW Scripps Co. (The), Class A*	87,315	1,687,799
Gannett Co., Inc.	176,606	1,714,844
Global Eagle Entertainment, Inc.*	72,097	465,747
Gray Television, Inc.*	97,096	1,053,492
Hemisphere Media Group, Inc. (x)*	14,421	161,515
IMAX Corp.*	87,783	2,756,386

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Liberty Media Corp-Liberty Braves, Class C*	46,086	$948,911
Liberty Media Corp-Liberty Braves, Class A*	13,519	277,004
Liberty Media Corp-Liberty Media, Class C*	70,732	2,216,034
Liberty Media Corp-Liberty Media, Class A*	33,766	1,058,564
Loral Space & Communications, Inc.*	20,531	842,798
MDC Partners, Inc., Class A	75,488	494,446
Media General, Inc.*	163,536	3,079,383
Meredith Corp.	56,252	3,327,305
MSG Networks, Inc., Class A*	90,827	1,952,781
National CineMedia, Inc.	92,076	1,356,279
New Media Investment Group, Inc.	58,383	933,544
New York Times Co. (The), Class A	182,221	2,423,539
Nexstar Broadcasting Group, Inc., Class A (x)	44,730	2,831,409
Radio One, Inc., Class D*	31,493	91,330
Reading International, Inc., Class A*	22,334	370,744
Saga Communications, Inc., Class A	5,420	272,626
Salem Media Group, Inc.	14,054	87,838
Scholastic Corp.	41,403	1,966,228
Sinclair Broadcast Group, Inc., Class A	99,368	3,313,923
Time, Inc.	154,729	2,761,913
Townsquare Media, Inc., Class A*	10,261	106,817
tronc, Inc. (x)	41,057	569,461
World Wrestling Entertainment, Inc., Class A (x)	52,741	970,434

		44,014,339

Multiline Retail (0.2%)
Big Lots, Inc.	65,404	3,283,934
Fred’s, Inc., Class A (x)	56,238	1,043,777
Ollie’s Bargain Outlet Holdings, Inc.*	29,900	850,655
Sears Holdings Corp. (x)*	15,785	146,643
Tuesday Morning Corp.*	69,554	375,592

		5,700,601

Specialty Retail (2.2%)
Aaron’s, Inc.	96,828	3,097,528
Abercrombie & Fitch Co., Class A (x)	102,848	1,234,176
American Eagle Outfitters, Inc.	248,707	3,772,884
America’s Car-Mart, Inc.*	11,866	519,138
Asbury Automotive Group, Inc.*	29,480	1,818,916
Ascena Retail Group, Inc.*	260,501	1,612,501
Barnes & Noble Education, Inc.*	58,311	668,827
Barnes & Noble, Inc.	92,338	1,029,569
Big 5 Sporting Goods Corp.	28,056	486,772
Boot Barn Holdings, Inc. (x)*	21,513	269,343
Buckle, Inc. (The) (x)	43,423	990,044

Build-A-Bear Workshop, Inc.*	18,918	$260,123
Caleres, Inc.	64,608	2,120,435
Camping World Holdings, Inc., Class A	14,842	483,701
Cato Corp. (The), Class A	37,659	1,132,783
Chico’s FAS, Inc.	195,213	2,809,115
Children’s Place, Inc. (The)	26,333	2,658,316
Citi Trends, Inc.	21,226	399,898
Conn’s, Inc. (x)*	30,013	379,664
Container Store Group, Inc. (The) (x)*	21,378	135,750
Destination XL Group, Inc.*	48,776	207,298
DSW, Inc., Class A	100,834	2,283,890
Express, Inc.*	111,862	1,203,635
Finish Line, Inc. (The), Class A (x)	61,361	1,154,200
Five Below, Inc.*	80,339	3,210,346
Francesca’s Holdings Corp.*	55,607	1,002,594
Genesco, Inc.*	31,137	1,933,608
GNC Holdings, Inc., Class A	103,377	1,141,282
Group 1 Automotive, Inc.	30,555	2,381,457
Guess?, Inc.	91,919	1,112,220
Haverty Furniture Cos., Inc.	27,808	659,050
Hibbett Sports, Inc.*	33,683	1,256,376
Kirkland’s, Inc.*	23,696	367,525
Lithia Motors, Inc., Class A	34,956	3,384,789
Lumber Liquidators Holdings, Inc. (x)*	40,451	636,699
MarineMax, Inc.*	37,626	728,063
Monro Muffler Brake, Inc.	46,191	2,642,125
Office Depot, Inc.	817,752	3,696,238
Party City Holdco, Inc. (x)*	39,389	559,324
Pier 1 Imports, Inc.	124,409	1,062,453
Rent-A-Center, Inc.	78,270	880,538
Restoration Hardware Holdings, Inc. (x)*	56,814	1,744,190
Sears Hometown and Outlet Stores, Inc. (x)*	12,974	60,978
Select Comfort Corp.*	70,433	1,593,194
Shoe Carnival, Inc.	19,852	535,607
Sonic Automotive, Inc., Class A	41,805	957,335
Sportsman’s Warehouse Holdings, Inc.*	38,489	361,412
Stage Stores, Inc. (x)	44,658	195,155
Stein Mart, Inc.	44,832	245,679
Tailored Brands, Inc.	72,433	1,850,663
Tile Shop Holdings, Inc. (x)*	48,034	939,065
Tilly’s, Inc., Class A*	14,982	197,613
Vitamin Shoppe, Inc.*	37,576	892,430
West Marine, Inc.*	23,549	246,558
Winmark Corp.	3,445	434,587
Zumiez, Inc. (x)*	27,579	602,601

		68,240,260

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	37,960	2,213,068
Crocs, Inc.*	111,904	767,661
Culp, Inc.	15,749	585,075
Deckers Outdoor Corp.*	47,884	2,652,295
Delta Apparel, Inc.*	10,006	207,424
Fossil Group, Inc. (x)*	63,157	1,633,240
G-III Apparel Group Ltd.*	64,636	1,910,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Iconix Brand Group, Inc.*	63,806	$595,948
Movado Group, Inc.	24,146	694,198
Oxford Industries, Inc.	22,307	1,341,320
Perry Ellis International, Inc.*	18,634	464,173
Sequential Brands Group, Inc. (x)*	55,385	259,202
Steven Madden Ltd.*	92,545	3,308,484
Superior Uniform Group, Inc.	12,427	243,818
Unifi, Inc.*	22,922	747,945
Vera Bradley, Inc.*	29,229	342,564
Vince Holding Corp. (x)*	38,686	156,678
Wolverine World Wide, Inc.	145,195	3,187,030

		21,310,763

Total Consumer Discretionary		351,172,408

Consumer Staples (2.7%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A (x)*	13,235	2,247,964
Coca-Cola Bottling Co. Consolidated	6,996	1,251,235
Craft Brew Alliance, Inc.*	20,172	340,907
MGP Ingredients, Inc. (x)	18,402	919,732
National Beverage Corp. (x)	17,655	901,817
Primo Water Corp.*	29,835	366,374

		6,028,029

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	39,725	1,775,708
Chefs’ Warehouse, Inc. (The)*	28,399	448,704
Ingles Markets, Inc., Class A	20,698	995,574
Natural Grocers by Vitamin Cottage, Inc. (x)*	12,348	146,818
Performance Food Group Co.*	56,885	1,365,240
PriceSmart, Inc.	29,461	2,459,994
Smart & Final Stores, Inc.*	33,284	469,304
SpartanNash Co.	56,017	2,214,912
SUPERVALU, Inc.*	402,011	1,877,391
United Natural Foods, Inc.*	74,577	3,558,815
Village Super Market, Inc., Class A	11,388	351,889
Weis Markets, Inc.	14,486	968,244

		16,632,593

Food Products (1.2%)
AdvancePierre Foods Holdings, Inc.	32,276	961,179
Alico, Inc.	4,941	134,148
Amplify Snack Brands, Inc. (x)*	43,103	379,737
B&G Foods, Inc.	95,084	4,164,679
Calavo Growers, Inc.	22,783	1,398,876
Cal-Maine Foods, Inc. (x)	46,506	2,054,403
Darling Ingredients, Inc.*	246,660	3,184,381
Dean Foods Co.	137,464	2,993,966
Farmer Brothers Co.*	11,866	435,482
Fresh Del Monte Produce, Inc.	48,420	2,935,705
Freshpet, Inc. (x)*	32,209	326,921
Inventure Foods, Inc. (x)*	32,567	320,785
J&J Snack Foods Corp.	22,699	3,028,728
John B. Sanfilippo & Son, Inc.	12,202	858,899

Lancaster Colony Corp.	28,071	$3,968,959
Landec Corp.*	42,430	585,534
Lifeway Foods, Inc.*	6,854	78,890
Limoneira Co.	15,159	326,070
Omega Protein Corp.*	31,996	801,500
Sanderson Farms, Inc. (x)	30,179	2,844,069
Seaboard Corp.*	389	1,537,324
Seneca Foods Corp., Class A*	10,342	414,197
Snyder’s-Lance, Inc.	118,624	4,548,043
Tootsie Roll Industries, Inc. (x)	25,765	1,024,159

		39,306,634

Household Products (0.3%)
Central Garden & Pet Co., Class A*	46,800	1,446,120
Central Garden & Pet Co.*	15,266	505,152
HRG Group, Inc.*	177,480	2,761,588
Oil-Dri Corp. of America	7,361	281,264
Orchids Paper Products Co. (x)	12,992	340,131
WD-40 Co.	21,130	2,470,097

		7,804,352

Personal Products (0.3%)
Avon Products, Inc.*	660,338	3,328,103
elf Beauty, Inc. (x)*	9,985	288,966
Inter Parfums, Inc.	25,174	824,449
Lifevantage Corp. (x)*	19,505	158,966
Medifast, Inc.	15,881	661,126
Natural Health Trends Corp. (x)	11,606	288,409
Nature’s Sunshine Products, Inc.	12,758	191,370
Nutraceutical International Corp.	13,123	458,649
Revlon, Inc., Class A*	17,844	520,153
Synutra International, Inc.*	28,491	152,427
USANA Health Sciences, Inc.*	15,706	961,206

		7,833,824

Tobacco (0.2%)
Alliance One International, Inc.*	11,332	217,574
Turning Point Brands, Inc.*	8,518	104,346
Universal Corp.	31,793	2,026,804
Vector Group Ltd. (x)	139,694	3,176,641

		5,525,365

Total Consumer Staples		83,130,797

Energy (3.3%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	104,626	1,381,063
Atwood Oceanics, Inc. (x)	90,015	1,181,897
Bristow Group, Inc.	52,118	1,067,377
CARBO Ceramics, Inc. (x)*	26,942	281,813
Dawson Geophysical Co.*	27,547	221,478
Era Group, Inc.*	28,134	477,434
Exterran Corp.*	47,057	1,124,662
Fairmount Santrol Holdings, Inc. (x)*	129,088	1,521,948
Forum Energy Technologies, Inc.*	88,351	1,943,722
Geospace Technologies Corp.*	20,971	426,970
Helix Energy Solutions Group, Inc.*	168,365	1,484,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hornbeck Offshore Services, Inc. (x)*	44,423	$320,734
Independence Contract Drilling, Inc.*	40,937	274,278
Matrix Service Co.*	40,946	929,474
McDermott International, Inc.*	366,202	2,706,233
Natural Gas Services Group, Inc.*	17,012	546,936
Newpark Resources, Inc.*	127,276	954,570
Oil States International, Inc.*	77,357	3,016,923
Parker Drilling Co.*	165,371	429,965
PHI, Inc. (Non-Voting)*	16,348	294,591
Pioneer Energy Services Corp.*	109,745	751,753
RigNet, Inc.*	22,152	512,819
SEACOR Holdings, Inc.*	23,627	1,684,133
Seadrill Ltd. (x)*	574,424	1,958,786
Smart Sand, Inc.*	14,996	248,184
Tesco Corp.*	63,720	525,690
TETRA Technologies, Inc.*	138,068	693,101
Tidewater, Inc. (x)*	63,503	216,545
U.S. Silica Holdings, Inc.	108,733	6,162,986
Unit Corp.*	74,344	1,997,623
Willbros Group, Inc.*	57,422	186,047

		35,524,714

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	174,391	448,185
Adams Resources & Energy, Inc.	2,939	116,531
Alon USA Energy, Inc.	42,546	484,173
Ardmore Shipping Corp.	49,045	362,933
Bill Barrett Corp. (x)*	76,288	533,253
California Resources Corp. (x)*	46,206	983,726
Callon Petroleum Co.*	214,930	3,303,474
Carrizo Oil & Gas, Inc.*	90,200	3,368,970
Clayton Williams Energy, Inc. (x)*	9,074	1,082,165
Clean Energy Fuels Corp. (x)*	135,847	388,522
Cobalt International Energy, Inc.*	592,047	722,297
Contango Oil & Gas Co.*	34,226	319,671
CVR Energy, Inc. (x)	22,303	566,273
Delek U.S. Holdings, Inc.	93,683	2,254,950
Denbury Resources, Inc.*	529,973	1,950,301
DHT Holdings, Inc.	138,456	573,208
Dorian LPG Ltd.*	33,921	278,491
Earthstone Energy, Inc.*	1,364	18,741
Eclipse Resources Corp.*	90,661	242,065
EP Energy Corp., Class A (x)*	55,530	363,722
Erin Energy Corp. (x)*	16,482	50,270
Evolution Petroleum Corp.	29,533	295,330
EXCO Resources, Inc. (x)*	205,305	179,375
Frontline Ltd. (x)	95,255	677,263
GasLog Ltd. (x)	62,248	1,002,193
Gener8 Maritime, Inc.*	55,539	248,815
Golar LNG Ltd.	136,235	3,125,231
Green Plains, Inc.	53,415	1,487,608
International Seaways, Inc.*	21,520	302,141
Isramco, Inc. (x)*	1,124	139,713
Jones Energy, Inc., Class A (x)*	94,817	474,085
Matador Resources Co.*	124,939	3,218,429

Navios Maritime Acquisition Corp.	112,220	$190,774
Nordic American Tankers Ltd. (x)	130,515	1,096,326
Northern Oil and Gas, Inc. (x)*	70,340	193,435
Oasis Petroleum, Inc.*	347,045	5,254,261
Overseas Shipholding Group, Inc., Class A	52,634	201,588
Pacific Ethanol, Inc.*	44,227	420,157
Panhandle Oil and Gas, Inc., Class A	22,515	530,228
Par Pacific Holdings, Inc. (x)*	44,208	642,784
PDC Energy, Inc.*	82,454	5,984,511
Renewable Energy Group, Inc. (x)*	68,288	662,394
REX American Resources Corp.*	8,229	812,614
Ring Energy, Inc.*	59,822	777,088
RSP Permian, Inc.*	146,224	6,524,515
Sanchez Energy Corp. (x)*	83,781	756,542
Scorpio Tankers, Inc.	243,185	1,101,628
SemGroup Corp., Class A	98,459	4,110,663
Ship Finance International Ltd. (x)	89,177	1,324,278
Synergy Resources Corp. (x)*	280,758	2,501,554
Teekay Corp.	74,159	595,497
Teekay Tankers Ltd., Class A	170,184	384,616
W&T Offshore, Inc. (x)*	47,923	132,747
Western Refining, Inc.	119,355	4,517,587
Westmoreland Coal Co.*	25,008	441,891

		68,719,782

Total Energy		104,244,496

Financials (17.8%)
Banks (10.6%)
1st Source Corp.	24,423	1,090,731
Access National Corp. (x)	12,212	339,005
ACNB Corp.	7,941	248,156
Allegiance Bancshares, Inc.*	15,572	562,928
American National Bankshares, Inc.	11,753	409,004
Ameris Bancorp	51,836	2,260,050
Ames National Corp.	11,842	390,786
Arrow Financial Corp.	15,638	633,339
Atlantic Capital Bancshares, Inc.*	24,231	460,389
Banc of California, Inc. (x)	72,708	1,261,484
BancFirst Corp.	11,818	1,099,665
Banco Latinoamericano de Comercio Exterior SA, Class E	45,322	1,334,280
Bancorp, Inc. (The)*	58,577	460,415
BancorpSouth, Inc.	130,160	4,041,468
Bank of Marin Bancorp	8,049	561,418
Bank of NT Butterfield & Son Ltd. (The)	10,312	324,209
Bank of the Ozarks, Inc.	131,517	6,916,480
Bankwell Financial Group, Inc.	8,201	266,533
Banner Corp.	45,826	2,557,549
Bar Harbor Bankshares	8,683	410,966
Berkshire Hills Bancorp, Inc.	47,891	1,764,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Blue Hills Bancorp, Inc.	39,035	$731,906
BNC Bancorp	62,111	1,981,341
Boston Private Financial Holdings, Inc.	121,727	2,014,582
Bridge Bancorp, Inc.	24,641	933,894
Brookline Bancorp, Inc.	102,582	1,682,345
Bryn Mawr Bank Corp.	24,503	1,032,801
BSB Bancorp, Inc.*	12,191	352,929
C&F Financial Corp.	4,285	213,607
Camden National Corp.	22,149	984,523
Capital Bank Financial Corp., Class A	35,040	1,375,320
Capital City Bank Group, Inc.	13,317	272,732
Cardinal Financial Corp.	48,259	1,582,413
Carolina Financial Corp.	16,653	512,746
Cascade Bancorp*	40,884	331,978
Cathay General Bancorp	111,543	4,241,980
CenterState Banks, Inc.	71,434	1,797,994
Central Pacific Financial Corp.	47,539	1,493,675
Central Valley Community Bancorp	11,299	225,528
Century Bancorp, Inc., Class A	5,283	316,980
Chemical Financial Corp.	95,436	5,169,768
Chemung Financial Corp. (x)	4,015	145,945
Citizens & Northern Corp.	16,462	431,304
City Holding Co.	22,683	1,533,371
CNB Financial Corp.	21,175	566,220
CoBiz Financial, Inc.	53,902	910,405
Codorus Valley Bancorp, Inc.	11,013	314,972
Columbia Banking System, Inc.	87,601	3,914,013
Community Bank System, Inc.	64,690	3,997,195
Community Trust Bancorp, Inc.	23,661	1,173,586
ConnectOne Bancorp, Inc.	46,580	1,208,751
County Bancorp, Inc.	5,871	158,341
CU Bancorp*	23,094	826,765
Customers Bancorp, Inc.*	36,999	1,325,304
CVB Financial Corp.	152,832	3,504,438
Eagle Bancorp, Inc.*	46,194	2,815,524
Enterprise Bancorp, Inc.	9,403	353,177
Enterprise Financial Services Corp.	30,632	1,317,176
Equity Bancshares, Inc., Class A*	7,034	236,624
Farmers Capital Bank Corp.	10,756	452,290
Farmers National Banc Corp.	31,607	448,819
FCB Financial Holdings, Inc., Class A*	45,847	2,186,902
Fidelity Southern Corp.	30,026	710,715
Financial Institutions, Inc.	20,601	704,554
First Bancorp	28,900	784,346
First BanCorp*	182,900	1,208,969
First Bancorp, Inc.	14,042	464,790
First Busey Corp.	45,248	1,392,733
First Business Financial Services, Inc.	12,018	285,067
First Citizens BancShares, Inc., Class A	11,431	4,058,005
First Commonwealth Financial Corp.	131,284	1,861,607
First Community Bancshares, Inc.	22,552	679,717

First Community Financial Partners, Inc.*	16,210	$189,657
First Connecticut Bancorp, Inc.	23,492	532,094
First Financial Bancorp	92,940	2,644,143
First Financial Bankshares, Inc. (x)	95,868	4,333,234
First Financial Corp.	15,022	793,162
First Financial Northwest, Inc.	11,737	231,688
First Foundation, Inc.*	22,552	642,732
First Internet Bancorp	7,386	236,352
First Interstate BancSystem, Inc., Class A	29,777	1,267,011
First Merchants Corp.	62,577	2,356,024
First Mid-Illinois Bancshares, Inc.	6,922	235,348
First Midwest Bancorp, Inc.	122,060	3,079,574
First NBC Bank Holding Co. (x)*	26,440	193,012
First Northwest Bancorp*	15,710	245,076
First of Long Island Corp. (The)	31,046	886,349
Flushing Financial Corp.	43,735	1,285,372
FNB Corp.	314,824	5,046,629
Franklin Financial Network, Inc.*	13,749	575,396
Fulton Financial Corp.	257,874	4,848,031
German American Bancorp, Inc.	22,140	1,164,785
Glacier Bancorp, Inc.	114,537	4,149,676
Great Southern Bancorp, Inc.	15,625	853,906
Great Western Bancorp, Inc.	88,729	3,867,697
Green Bancorp, Inc.*	25,101	381,535
Guaranty Bancorp	22,507	544,669
Hancock Holding Co.	116,073	5,002,746
Hanmi Financial Corp.	47,715	1,665,254
HarborOne Bancorp, Inc.*	21,810	421,805
Heartland Financial USA, Inc.	34,130	1,638,240
Heritage Commerce Corp.	37,573	542,178
Heritage Financial Corp.	46,631	1,200,748
Heritage Oaks Bancorp	31,447	387,742
Hilltop Holdings, Inc.	113,202	3,373,420
Home BancShares, Inc.	181,517	5,040,727
HomeTrust Bancshares, Inc.*	27,922	723,180
Hope Bancorp, Inc.	192,832	4,221,092
Horizon Bancorp	31,501	882,028
IBERIABANK Corp.	63,068	5,281,945
Independent Bank Corp.	71,307	3,464,017
Independent Bank Group, Inc.	16,242	1,013,501
International Bancshares Corp.	82,683	3,373,466
Investors Bancorp, Inc.	439,133	6,125,905
Lakeland Bancorp, Inc.	56,069	1,093,346
Lakeland Financial Corp.	36,577	1,732,287
LCNB Corp.	10,732	249,519
LegacyTexas Financial Group, Inc.	65,599	2,824,693
Live Oak Bancshares, Inc.	33,716	623,746
Macatawa Bank Corp.	34,399	358,094
MainSource Financial Group, Inc.	33,497	1,152,297
MB Financial, Inc.	109,722	5,182,170
MBT Financial Corp.	23,847	270,663
Mercantile Bank Corp.	23,247	876,412
Merchants Bancshares, Inc.	8,127	440,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Middleburg Financial Corp.	6,238	$216,771
Midland States Bancorp, Inc.	5,496	198,845
MidWestOne Financial Group, Inc.	10,917	410,479
MutualFirst Financial, Inc.	6,449	213,462
National Bank Holdings Corp., Class A	32,859	1,047,874
National Bankshares, Inc./Virginia (x)	9,025	392,136
National Commerce Corp.*	12,271	455,868
NBT Bancorp, Inc.	63,247	2,648,784
Nicolet Bankshares, Inc.*	11,305	539,135
Northrim BanCorp, Inc.	8,938	282,441
OFG Bancorp	66,557	871,897
Old Line Bancshares, Inc.	11,126	266,801
Old National Bancorp	200,334	3,636,062
Old Second Bancorp, Inc.	37,568	415,126
Opus Bank	25,241	758,492
Orrstown Financial Services, Inc.	8,796	197,030
Pacific Continental Corp.	26,557	580,270
Pacific Mercantile Bancorp*	20,344	148,511
Pacific Premier Bancorp, Inc.*	41,898	1,481,094
Park National Corp.	20,208	2,418,089
Park Sterling Corp.	74,972	808,948
Peapack-Gladstone Financial Corp.	27,024	834,501
Penns Woods Bancorp, Inc.	6,542	330,371
Peoples Bancorp, Inc.	24,275	787,967
Peoples Financial Services Corp.	9,995	486,757
People’s Utah Bancorp	18,111	486,280
Pinnacle Financial Partners, Inc.	64,836	4,493,135
Preferred Bank	17,634	924,374
Premier Financial Bancorp, Inc.	12,101	243,230
PrivateBancorp, Inc.	117,514	6,368,085
Prosperity Bancshares, Inc.	100,216	7,193,505
QCR Holdings, Inc.	17,214	745,366
Renasant Corp.	62,189	2,625,620
Republic Bancorp, Inc., Class A	13,348	527,780
Republic First Bancorp, Inc.*	61,938	517,182
S&T Bancorp, Inc.	50,387	1,967,108
Sandy Spring Bancorp, Inc.	37,373	1,494,546
Seacoast Banking Corp. of Florida*	43,307	955,352
ServisFirst Bancshares, Inc.	70,042	2,622,372
Shore Bancshares, Inc.	16,719	254,965
Sierra Bancorp	16,316	433,842
Simmons First National Corp., Class A	43,406	2,697,683
South State Corp.	35,301	3,085,307
Southern First Bancshares, Inc.*	7,781	280,116
Southern National Bancorp of Virginia, Inc.	14,566	238,008
Southside Bancshares, Inc.	36,898	1,389,948
Southwest Bancorp, Inc./Oklahoma	26,350	764,150
State Bank Financial Corp.	54,303	1,458,579
Sterling Bancorp	190,635	4,460,859
Stock Yards Bancorp, Inc.	33,549	1,575,126
Stonegate Bank	17,113	714,125
Suffolk Bancorp	17,393	744,768

Summit Financial Group, Inc. (x)	10,645	$293,057
Sun Bancorp, Inc.	15,114	392,964
Texas Capital Bancshares, Inc.*	70,998	5,566,243
Tompkins Financial Corp.	21,856	2,066,266
Towne Bank	84,566	2,811,820
TriCo Bancshares	30,977	1,058,794
TriState Capital Holdings, Inc.*	32,608	720,637
Triumph Bancorp, Inc.*	20,688	540,991
Trustmark Corp.	101,621	3,622,789
UMB Financial Corp.	67,146	5,178,300
Umpqua Holdings Corp.	331,128	6,218,585
Union Bankshares Corp.	65,478	2,340,184
Union Bankshares, Inc. (x)	4,912	223,250
United Bankshares, Inc. (x)	98,499	4,555,579
United Community Banks, Inc.	106,968	3,168,392
Univest Corp. of Pennsylvania	39,571	1,222,744
Valley National Bancorp	370,843	4,316,613
Veritex Holdings, Inc.*	11,112	296,802
Washington Trust Bancorp, Inc.	22,558	1,264,376
WashingtonFirst Bankshares, Inc.	11,571	335,443
Webster Financial Corp.	137,223	7,448,465
WesBanco, Inc.	59,775	2,573,912
West Bancorporation, Inc.	23,860	589,342
Westamerica Bancorp (x)	36,515	2,297,889
Wintrust Financial Corp.	77,202	5,602,549
Xenith Bankshares, Inc.*	7,266	204,901
Yadkin Financial Corp.	75,801	2,596,942

		331,556,112

Capital Markets (1.3%)
Actua Corp.*	55,424	775,936
Arlington Asset Investment Corp., Class A (x)	22,843	338,533
Associated Capital Group, Inc., Class A	8,875	291,544
B. Riley Financial, Inc.	12,168	224,500
BGC Partners, Inc., Class A	326,993	3,345,137
Calamos Asset Management, Inc., Class A	24,004	205,234
Cohen & Steers, Inc.	31,643	1,063,205
Cowen Group, Inc., Class A (x)*	37,526	581,653
Diamond Hill Investment Group, Inc.	4,528	952,601
Evercore Partners, Inc., Class A	57,815	3,971,890
FBR & Co.	8,139	105,807
Fifth Street Asset Management, Inc.	7,165	48,006
Financial Engines, Inc.	79,218	2,911,261
GAIN Capital Holdings, Inc.	52,557	345,825
GAMCO Investors, Inc., Class A	8,875	274,149
Greenhill & Co., Inc.	40,867	1,132,016
Hennessy Advisors, Inc.	4,022	127,699
Houlihan Lokey, Inc.	19,783	615,647
INTL FCStone, Inc.*	23,392	926,323
Investment Technology Group, Inc.	46,659	921,049
Janus Capital Group, Inc.	216,085	2,867,447
KCG Holdings, Inc., Class A*	77,444	1,026,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ladenburg Thalmann Financial Services, Inc.*	140,602	$343,069
Manning & Napier, Inc.	20,092	151,695
Medley Management, Inc., Class A	8,854	87,655
Moelis & Co., Class A	27,032	916,385
OM Asset Management plc	58,506	848,337
Oppenheimer Holdings, Inc., Class A	14,296	265,906
Piper Jaffray Cos.*	21,764	1,577,890
PJT Partners, Inc., Class A	25,620	791,146
Pzena Investment Management, Inc., Class A	16,168	179,626
Safeguard Scientifics, Inc.*	27,508	369,983
Silvercrest Asset Management Group, Inc., Class A (x)	9,172	120,612
Stifel Financial Corp.*	94,593	4,724,919
Virtu Financial, Inc., Class A	37,395	596,450
Virtus Investment Partners, Inc.	6,753	797,192
Waddell & Reed Financial, Inc., Class A	119,246	2,326,489
Walter Investment Management Corp. (x)*	30,264	143,754
Westwood Holdings Group, Inc.	11,738	704,163
WisdomTree Investments, Inc. (x)	169,256	1,885,512

		39,882,378

Consumer Finance (0.5%)
Encore Capital Group, Inc. (x)*	35,676	1,022,117
Enova International, Inc.*	37,163	466,396
EZCORP, Inc., Class A*	76,774	817,643
FirstCash, Inc.	70,364	3,307,108
Green Dot Corp., Class A*	64,933	1,529,172
LendingClub Corp. (x)*	485,301	2,547,830
Nelnet, Inc., Class A	30,228	1,534,071
PRA Group, Inc.*	69,125	2,702,788
Regional Management Corp.*	15,640	411,019
World Acceptance Corp. (x)*	10,136	651,542

		14,989,686

Diversified Financial Services (0.1%)
FNFV Group*	98,559	1,350,258
Marlin Business Services Corp.	11,662	243,736
NewStar Financial, Inc.*	32,115	297,064
On Deck Capital, Inc. (x)*	68,413	316,752
PICO Holdings, Inc.*	34,249	518,872
Tiptree Financial, Inc., Class A	38,707	238,048

		2,964,730

Insurance (2.2%)
Ambac Financial Group, Inc.*	59,229	1,332,653
American Equity Investment Life Holding Co.	126,446	2,850,093
AMERISAFE, Inc.	28,828	1,797,426
Argo Group International Holdings Ltd.	42,358	2,791,392
Atlas Financial Holdings, Inc.*	20,140	363,527
Baldwin & Lyons, Inc., Class B	14,523	365,980
Blue Capital Reinsurance Holdings Ltd.	7,980	147,231
Citizens, Inc. (x)*	72,632	713,246

CNO Financial Group, Inc.	268,690	$5,145,415
Crawford & Co., Class B	20,102	252,481
Donegal Group, Inc., Class A	12,728	222,485
eHealth, Inc.*	28,638	304,995
EMC Insurance Group, Inc.	13,392	401,894
Employers Holdings, Inc.	46,002	1,821,679
Enstar Group Ltd.*	16,701	3,301,788
FBL Financial Group, Inc., Class A	13,215	1,032,752
Federated National Holding Co.	19,933	372,548
Fidelity & Guaranty Life (x)	18,198	431,293
Genworth Financial, Inc., Class A*	721,982	2,750,751
Global Indemnity Ltd.*	11,726	448,050
Greenlight Capital Reinsurance Ltd., Class A*	45,487	1,037,104
Hallmark Financial Services, Inc.*	19,655	228,588
HCI Group, Inc. (x)	13,761	543,284
Heritage Insurance Holdings, Inc.	42,714	669,328
Horace Mann Educators Corp.	61,136	2,616,621
Independence Holding Co.	10,986	214,776
Infinity Property & Casualty Corp.	16,721	1,469,776
Investors Title Co.	2,417	382,321
James River Group Holdings Ltd.	22,217	923,116
Kemper Corp.	55,806	2,472,206
Kinsale Capital Group, Inc.	9,957	338,638
Maiden Holdings Ltd.	90,140	1,572,943
MBIA, Inc.*	199,549	2,135,174
National General Holdings Corp.	73,381	1,833,791
National Western Life Group, Inc., Class A	3,369	1,047,085
Navigators Group, Inc. (The)	17,134	2,017,529
OneBeacon Insurance Group Ltd., Class A	31,165	500,198
Patriot National, Inc. (x)*	19,327	89,871
Primerica, Inc.	69,559	4,810,005
RLI Corp.	55,891	3,528,399
Safety Insurance Group, Inc.	21,769	1,604,375
Selective Insurance Group, Inc.	81,938	3,527,431
State Auto Financial Corp.	23,199	621,965
State National Cos., Inc.	49,768	689,784
Stewart Information Services Corp.	31,686	1,460,091
Third Point Reinsurance Ltd.*	99,488	1,149,086
Trupanion, Inc. (x)*	22,501	349,216
United Fire Group, Inc.	32,887	1,617,054
United Insurance Holdings Corp.	26,539	401,800
Universal Insurance Holdings, Inc.	49,026	1,392,338
WMIH Corp.*	310,959	481,986

		68,573,558

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	41,452	709,244
Altisource Residential Corp. (REIT)	78,374	865,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Anworth Mortgage Asset Corp. (REIT)	150,341	$777,263
Apollo Commercial Real Estate Finance, Inc. (REIT)	108,932	1,810,450
Ares Commercial Real Estate Corp. (REIT)	41,870	574,875
ARMOUR Residential REIT, Inc. (REIT)	54,990	1,192,728
Capstead Mortgage Corp. (REIT)	145,197	1,479,557
Colony Capital, Inc. (REIT), Class A (x)	164,717	3,335,519
CYS Investments, Inc. (REIT)	227,837	1,761,180
Dynex Capital, Inc. (REIT)	76,836	524,022
Great Ajax Corp. (REIT)	25,848	343,003
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	61,437	1,166,689
Invesco Mortgage Capital, Inc. (REIT)	169,822	2,479,401
Ladder Capital Corp. (REIT)	60,943	836,138
MTGE Investment Corp. (REIT)	70,301	1,103,726
New Residential Investment Corp. (REIT)	353,874	5,562,899
New York Mortgage Trust, Inc. (REIT) (x)	170,392	1,124,587
Orchid Island Capital, Inc. (REIT) (x)	31,245	338,383
Owens Realty Mortgage, Inc. (REIT) (x)	13,562	251,168
PennyMac Mortgage Investment Trust (REIT)‡	99,806	1,633,824
Redwood Trust, Inc. (REIT)	117,113	1,781,289
Resource Capital Corp. (REIT) (x)	46,740	389,344
Western Asset Mortgage Capital Corp. (REIT)	62,294	627,301

		30,667,839

Thrifts & Mortgage Finance (2.1%)
Astoria Financial Corp.	139,429	2,600,351
Bank Mutual Corp.	61,659	582,678
BankFinancial Corp.	24,763	366,988
Bear State Financial, Inc.	24,691	250,614
Beneficial Bancorp, Inc.	107,724	1,982,122
BofI Holding, Inc. (x)*	90,680	2,588,914
Capitol Federal Financial, Inc.	189,479	3,118,824
Charter Financial Corp.	23,369	389,561
Clifton Bancorp, Inc.	35,344	598,020
Dime Community Bancshares, Inc.	46,909	942,871
ESSA Bancorp, Inc.	10,685	167,968
Essent Group Ltd.*	112,265	3,634,018
EverBank Financial Corp.	155,254	3,019,690
Federal Agricultural Mortgage Corp., Class C	13,477	771,828
First Defiance Financial Corp.	14,723	747,045
Flagstar Bancorp, Inc.*	30,839	830,803
Greene County Bancorp, Inc. (x)	2,774	63,525
Hingham Institution for Savings	1,932	380,179

Home Bancorp, Inc.	7,399	$285,675
HomeStreet, Inc.*	36,169	1,142,940
Impac Mortgage Holdings, Inc. (x)*	11,358	159,239
Kearny Financial Corp.	132,742	2,064,138
Lake Sunapee Bank Group	10,656	251,375
LendingTree, Inc. (x)*	9,514	964,244
Meridian Bancorp, Inc.	73,392	1,387,109
Meta Financial Group, Inc.	13,183	1,356,531
MGIC Investment Corp.*	505,879	5,154,907
Nationstar Mortgage Holdings, Inc. (x)*	43,653	788,373
NMI Holdings, Inc., Class A*	79,134	842,777
Northfield Bancorp, Inc.	64,021	1,278,499
Northwest Bancshares, Inc.	142,520	2,569,636
OceanFirst Financial Corp.	29,108	874,113
Ocwen Financial Corp.*	148,432	800,048
Oritani Financial Corp.	58,580	1,098,375
PennyMac Financial Services, Inc., Class A‡*	12,395	206,377
PHH Corp.*	80,331	1,217,818
Provident Bancorp, Inc.*	5,638	100,920
Provident Financial Holdings, Inc.	8,615	174,195
Provident Financial Services, Inc.	90,950	2,573,885
Radian Group, Inc.	319,101	5,737,437
SI Financial Group, Inc.	13,687	210,780
Southern Missouri Bancorp, Inc.	7,616	269,454
Territorial Bancorp, Inc.	11,741	385,574
TrustCo Bank Corp.	144,500	1,264,375
United Community Financial Corp.	64,847	579,732
United Financial Bancorp, Inc.	74,436	1,351,758
Walker & Dunlop, Inc.*	40,987	1,278,794
Washington Federal, Inc.	136,146	4,676,615
Waterstone Financial, Inc.	38,854	714,914
Western New England Bancorp, Inc.	19,903	186,093
WSFS Financial Corp.	44,014	2,040,049

		67,022,748

Total Financials		555,657,051

Health Care (10.9%)
Biotechnology (3.8%)
Acceleron Pharma, Inc.*	40,321	1,028,992
Achillion Pharmaceuticals, Inc.*	173,897	718,195
Acorda Therapeutics, Inc.*	63,463	1,193,104
Adamas Pharmaceuticals, Inc. (x)*	24,457	413,323
Aduro Biotech, Inc. (x)*	51,385	585,789
Advaxis, Inc. (x)*	55,186	395,132
Adverum Biotechnologies, Inc.*	41,387	120,022
Aevi Genomic Medicine, Inc.*	34,638	179,425
Agenus, Inc. (x)*	112,900	465,148
Aimmune Therapeutics, Inc. (x)*	37,836	773,746
Akebia Therapeutics, Inc.*	50,653	527,298
Alder Biopharmaceuticals, Inc.*	70,570	1,467,856
AMAG Pharmaceuticals, Inc. (x)*	53,105	1,848,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Amicus Therapeutics, Inc.*	210,789	$1,047,621
Anavex Life Sciences Corp. (x)*	47,872	189,573
Anthera Pharmaceuticals, Inc. (x)*	54,602	35,442
Applied Genetic Technologies Corp.*	18,384	171,890
Aptevo Therapeutics, Inc.*	24,005	58,572
Ardelyx, Inc. (x)*	48,775	692,605
Arena Pharmaceuticals, Inc. (x)*	359,718	510,800
Argos Therapeutics, Inc. (x)*	28,573	140,008
ARIAD Pharmaceuticals, Inc. (x)*	266,400	3,314,016
Array BioPharma, Inc. (x)*	249,560	2,193,632
Arrowhead Pharmaceuticals, Inc. (x)*	93,991	145,686
Asterias Biotherapeutics, Inc. (x)*	30,197	138,906
Atara Biotherapeutics, Inc. (x)*	33,838	480,500
Athersys, Inc. (x)*	105,600	161,568
Avexis, Inc. (x)*	8,385	400,216
Axovant Sciences Ltd. (x)*	35,666	442,972
Bellicum Pharmaceuticals, Inc. (x)*	30,241	411,882
BioCryst Pharmaceuticals, Inc. (x)*	115,321	729,982
BioSpecifics Technologies Corp.*	8,063	449,109
BioTime, Inc. (x)*	109,921	396,815
Bluebird Bio, Inc. (x)*	59,577	3,675,901
Blueprint Medicines Corp.*	29,008	813,674
Cara Therapeutics, Inc. (x)*	36,567	339,707
Celldex Therapeutics, Inc. (x)*	142,710	505,193
Cellular Biomedicine Group, Inc. (x)*	17,438	228,438
ChemoCentryx, Inc.*	37,404	276,790
Chimerix, Inc.*	62,245	286,327
Cidara Therapeutics, Inc. (x)*	14,836	154,294
Clovis Oncology, Inc. (x)*	48,007	2,132,471
Coherus Biosciences, Inc.*	44,786	1,260,726
Concert Pharmaceuticals, Inc.*	28,487	293,131
Corvus Pharmaceuticals, Inc.*	4,420	63,206
Curis, Inc.*	182,089	560,834
Cytokinetics, Inc.*	52,681	640,074
CytomX Therapeutics, Inc.*	28,685	315,248
CytRx Corp. (x)*	206,361	76,808
Dimension Therapeutics, Inc.*	16,501	71,779
Dynavax Technologies Corp. (x)*	59,890	236,566
Eagle Pharmaceuticals, Inc. (x)*	13,106	1,039,830
Edge Therapeutics, Inc.*	22,837	285,463
Editas Medicine, Inc. (x)*	11,047	179,293
Eiger BioPharmaceuticals, Inc.*	4,601	53,602
Emergent BioSolutions, Inc.*	48,011	1,576,681
Enanta Pharmaceuticals, Inc.*	22,265	745,878
Epizyme, Inc.*	60,691	734,361
Esperion Therapeutics, Inc. (x)*	20,908	261,768
Exact Sciences Corp. (x)*	157,874	2,109,197
Exelixis, Inc.*	338,545	5,047,705
FibroGen, Inc.*	76,876	1,645,146
Five Prime Therapeutics, Inc.*	40,910	2,050,000
Flexion Therapeutics, Inc.*	38,165	725,898

Fortress Biotech, Inc. (x)*	44,095	$119,057
Foundation Medicine, Inc. (x)*	19,635	347,540
Galena Biopharma, Inc. (x)*	13,402	26,000
Genomic Health, Inc.*	27,570	810,282
Geron Corp. (x)*	216,738	448,648
Global Blood Therapeutics, Inc. (x)*	28,405	410,452
GlycoMimetics, Inc.*	13,482	82,240
Halozyme Therapeutics, Inc. (x)*	166,334	1,643,380
Heron Therapeutics, Inc. (x)*	46,491	609,032
Idera Pharmaceuticals, Inc. (x)*	146,606	219,909
Ignyta, Inc.*	42,245	223,899
Immune Design Corp.*	24,782	136,301
ImmunoGen, Inc. (x)*	125,918	256,873
Immunomedics, Inc. (x)*	132,800	487,376
Infinity Pharmaceuticals, Inc.*	67,503	91,129
Inotek Pharmaceuticals Corp. (x)*	24,176	147,474
Inovio Pharmaceuticals, Inc. (x)*	98,018	680,245
Insmed, Inc.*	95,252	1,260,184
Insys Therapeutics, Inc. (x)*	35,513	326,720
Intellia Therapeutics, Inc. (x)*	10,293	134,941
Invitae Corp.*	38,717	307,413
Ironwood Pharmaceuticals, Inc.*	194,970	2,981,091
Karyopharm Therapeutics, Inc.*	38,707	363,846
Keryx Biopharmaceuticals, Inc. (x)*	117,743	689,974
Kite Pharma, Inc. (x)*	58,997	2,645,425
La Jolla Pharmaceutical Co.*	22,128	387,904
Lexicon Pharmaceuticals, Inc. (x)*	62,460	863,822
Ligand Pharmaceuticals, Inc. (x)*	28,020	2,847,112
Lion Biotechnologies, Inc. (x)*	86,294	599,743
Loxo Oncology, Inc. (x)*	19,470	625,279
MacroGenics, Inc.*	47,853	978,115
MannKind Corp. (x)*	472,778	301,018
MediciNova, Inc. (x)*	41,570	250,667
Merrimack Pharmaceuticals, Inc. (x)*	179,486	732,303
MiMedx Group, Inc. (x)*	157,368	1,394,280
Minerva Neurosciences, Inc. (x)*	29,584	347,612
Mirati Therapeutics, Inc.*	15,689	74,523
Momenta Pharmaceuticals, Inc.*	99,928	1,503,916
Myriad Genetics, Inc.*	101,089	1,685,154
NantKwest, Inc. (x)*	22,982	131,457
Natera, Inc.*	37,687	441,315
NewLink Genetics Corp.*	34,899	358,762
Novavax, Inc. (x)*	407,184	513,052
OncoMed Pharmaceuticals, Inc. (x)*	33,976	261,955
Ophthotech Corp. (x)*	46,032	222,335
Organovo Holdings, Inc. (x)*	138,467	469,403
Osiris Therapeutics, Inc. (x)*	25,920	127,267
Otonomy, Inc.*	35,015	556,739
OvaScience, Inc. (x)*	45,261	69,249
PDL BioPharma, Inc.	249,543	529,031
Pfenex, Inc.*	30,085	272,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

PharmAthene, Inc.*	88,386	$287,255
Portola Pharmaceuticals, Inc.*	73,127	1,640,970
Progenics Pharmaceuticals, Inc.*	107,114	925,465
Protagonist Therapeutics, Inc. (x)*	11,317	248,861
Proteostasis Therapeutics, Inc. (x)*	13,777	168,906
Prothena Corp. plc (x)*	52,288	2,572,047
PTC Therapeutics, Inc. (x)*	48,958	534,132
Puma Biotechnology, Inc.*	41,706	1,280,374
Radius Health, Inc. (x)*	47,416	1,803,230
REGENXBIO, Inc. (x)*	28,543	529,473
Regulus Therapeutics, Inc.*	56,118	126,266
Repligen Corp.*	49,779	1,534,189
Retrophin, Inc. (x)*	52,805	999,599
Rigel Pharmaceuticals, Inc. (x)*	147,931	352,076
Sage Therapeutics, Inc.*	45,265	2,311,231
Sangamo BioSciences, Inc.*	108,785	331,794
Sarepta Therapeutics, Inc.*	74,730	2,049,844
Seres Therapeutics, Inc. (x)*	26,009	257,489
Sorrento Therapeutics, Inc. (x)*	38,590	189,091
Spark Therapeutics, Inc. (x)*	28,773	1,435,773
Spectrum Pharmaceuticals, Inc.*	125,538	556,133
Stemline Therapeutics, Inc.*	27,283	291,928
Syndax Pharmaceuticals, Inc.*	6,589	47,243
Synergy Pharmaceuticals, Inc. (x)*	276,799	1,685,706
Synthetic Biologics, Inc. (x)*	105,122	80,166
T2 Biosystems, Inc. (x)*	20,221	106,362
TESARO, Inc. (x)*	41,811	5,622,742
TG Therapeutics, Inc. (x)*	57,935	269,398
Tokai Pharmaceuticals, Inc. (x)*	12,354	12,081
Trevena, Inc.*	65,186	383,294
Trovagene, Inc. (x)*	40,269	84,565
Ultragenyx Pharmaceutical, Inc. (x)*	54,220	3,812,208
Vanda Pharmaceuticals, Inc.*	57,555	918,002
Versartis, Inc.*	43,504	648,210
Vital Therapies, Inc. (x)*	33,995	147,878
Voyager Therapeutics, Inc. (x)*	16,714	212,936
vTv Therapeutics, Inc., Class A*	9,459	45,687
XBiotech, Inc. (x)*	25,238	255,409
Xencor, Inc.*	51,373	1,352,137
Zafgen, Inc.*	32,784	104,253
ZIOPHARM Oncology, Inc. (x)*	178,471	954,820

		119,377,406

Health Care Equipment & Supplies (2.8%)
Abaxis, Inc.	33,225	1,753,283
Accuray, Inc. (x)*	122,089	561,609
Analogic Corp.	18,956	1,572,400
AngioDynamics, Inc.*	38,989	657,744
Anika Therapeutics, Inc.*	21,618	1,058,417
AtriCure, Inc.*	49,285	964,507
Atrion Corp.	1,992	1,010,342
Avinger, Inc.*	41,348	152,988
AxoGen, Inc.*	33,125	298,125
Cantel Medical Corp.	53,605	4,221,394
Cardiovascular Systems, Inc.*	45,184	1,093,905
Cerus Corp. (x)*	155,711	677,343
ConforMIS, Inc. (x)*	50,872	412,063

CONMED Corp.	40,865	$1,805,007
Corindus Vascular Robotics, Inc. (x)*	67,568	47,189
CryoLife, Inc.*	45,407	869,544
Cutera, Inc.*	20,775	360,446
Cynosure, Inc., Class A*	35,838	1,634,213
Endologix, Inc. (x)*	123,341	705,511
Entellus Medical, Inc. (x)*	10,513	199,432
Exactech, Inc.*	16,794	458,476
GenMark Diagnostics, Inc.*	62,153	760,753
Glaukos Corp.*	24,353	835,308
Globus Medical, Inc., Class A*	105,473	2,616,785
Haemonetics Corp.*	77,083	3,098,737
Halyard Health, Inc.*	70,607	2,611,047
ICU Medical, Inc.*	22,070	3,252,015
Inogen, Inc.*	24,006	1,612,483
Insulet Corp.*	86,962	3,276,728
Integer Holdings Corp.*	44,812	1,319,713
Integra LifeSciences Holdings Corp.*	45,171	3,875,220
Invacare Corp.	49,651	647,946
InVivo Therapeutics Holdings Corp. (x)*	51,302	215,468
iRadimed Corp. (x)*	5,785	64,214
iRhythm Technologies, Inc. (x)*	7,561	226,830
IRIDEX Corp. (x)*	10,157	142,807
K2M Group Holdings, Inc.*	37,235	746,189
LeMaitre Vascular, Inc.	21,718	550,334
Masimo Corp.*	61,271	4,129,665
Meridian Bioscience, Inc.	62,417	1,104,781
Merit Medical Systems, Inc.*	64,099	1,698,624
Natus Medical, Inc.*	49,080	1,707,984
Neogen Corp.*	54,321	3,585,186
Nevro Corp.*	35,952	2,612,272
Novocure Ltd. (x)*	72,848	571,857
NuVasive, Inc.*	74,189	4,997,370
NxStage Medical, Inc.*	95,909	2,513,775
OraSure Technologies, Inc.*	85,618	751,726
Orthofix International NV*	26,056	942,706
Oxford Immunotec Global plc*	36,789	549,996
Penumbra, Inc. (x)*	38,337	2,445,901
Quidel Corp.*	40,009	856,993
Rockwell Medical, Inc. (x)*	70,502	461,788
RTI Surgical, Inc.*	77,148	250,731
Second Sight Medical Products, Inc. (x)*	18,228	35,909
Senseonics Holdings, Inc.*	38,002	101,465
Spectranetics Corp. (The)*	64,339	1,576,306
STAAR Surgical Co. (x)*	62,594	679,145
Surmodics, Inc.*	18,312	465,125
Tandem Diabetes Care, Inc. (x)*	31,155	66,983
TransEnterix, Inc. (x)*	113,048	146,962
Utah Medical Products, Inc.	5,462	397,361
Vascular Solutions, Inc.*	25,805	1,447,661
Veracyte, Inc. (x)*	17,065	132,083
Wright Medical Group NV*	155,011	3,562,153
Zeltiq Aesthetics, Inc.*	53,542	2,330,148

		86,489,171

Health Care Providers & Services (1.8%)
AAC Holdings, Inc. (x)*	14,609	105,769
Aceto Corp.	42,409	931,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Addus HomeCare Corp.*	12,486	$437,634
Adeptus Health, Inc., Class A (x)*	20,927	159,882
Air Methods Corp.*	49,716	1,583,455
Almost Family, Inc.*	12,030	530,523
Amedisys, Inc.*	42,259	1,801,501
American Renal Associates Holdings, Inc. (x)*	12,967	275,938
AMN Healthcare Services, Inc.*	70,776	2,721,337
BioScrip, Inc. (x)*	168,412	175,148
BioTelemetry, Inc.*	39,752	888,457
Capital Senior Living Corp.*	45,588	731,687
Chemed Corp.	23,806	3,818,720
Civitas Solutions, Inc.*	22,096	439,710
Community Health Systems, Inc.*	167,657	937,203
CorVel Corp.*	14,441	528,541
Cross Country Healthcare, Inc.*	46,955	732,968
Diplomat Pharmacy, Inc. (x)*	68,847	867,472
Ensign Group, Inc. (The)	72,435	1,608,781
Genesis Healthcare, Inc.*	51,409	218,488
HealthEquity, Inc.*	65,293	2,645,672
HealthSouth Corp.	134,536	5,548,264
Healthways, Inc.*	44,167	1,004,799
Kindred Healthcare, Inc.	123,656	970,700
Landauer, Inc.	14,275	686,628
LHC Group, Inc.*	22,121	1,010,930
Magellan Health, Inc.*	33,793	2,542,923
Molina Healthcare, Inc.*	63,487	3,444,805
National HealthCare Corp.	16,477	1,248,792
National Research Corp., Class B	546	22,752
National Research Corp., Class A	12,716	241,604
Nobilis Health Corp. (x)*	80,039	168,082
Owens & Minor, Inc.	90,988	3,210,967
PharMerica Corp.*	43,984	1,106,198
Providence Service Corp. (The)*	20,035	762,332
Quorum Health Corp.*	43,519	316,383
RadNet, Inc.*	55,147	355,698
Select Medical Holdings Corp.*	157,082	2,081,337
Surgery Partners, Inc.*	27,457	435,193
Surgical Care Affiliates, Inc.*	40,774	1,886,613
Team Health Holdings, Inc.*	100,335	4,359,556
Teladoc, Inc. (x)*	29,807	491,816
Triple-S Management Corp., Class B*	35,789	740,832
U.S. Physical Therapy, Inc.	18,155	1,274,481
Universal American Corp.*	65,976	656,461

		56,708,758

Health Care Technology (0.4%)
Castlight Health, Inc., Class B (x)*	67,053	331,912
Computer Programs & Systems, Inc. (x)	16,440	387,984
Cotiviti Holdings, Inc. (x)*	19,158	659,035
Evolent Health, Inc., Class A (x)*	25,174	372,575
HealthStream, Inc.*	37,748	945,587
HMS Holdings Corp.*	127,096	2,308,064

Medidata Solutions, Inc.*	82,622	$4,103,836
Omnicell, Inc.*	53,789	1,823,447
Quality Systems, Inc.*	78,702	1,034,931
Vocera Communications, Inc.*	36,264	670,521

		12,637,892

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc. (x)*	33,539	695,934
Albany Molecular Research, Inc. (x)*	38,427	720,891
Cambrex Corp.*	48,138	2,597,045
ChromaDex Corp. (x)*	41,461	137,236
Enzo Biochem, Inc.*	56,372	391,222
Fluidigm Corp.*	46,506	338,564
INC Research Holdings, Inc., Class A*	62,279	3,275,875
Luminex Corp.*	59,986	1,213,517
Medpace Holdings, Inc.*	12,147	438,142
NanoString Technologies, Inc.*	21,330	475,659
NeoGenomics, Inc.*	78,559	673,251
Pacific Biosciences of California, Inc. (x)*	117,301	445,744
PAREXEL International Corp.*	77,830	5,114,987
PRA Health Sciences, Inc.*	36,800	2,028,416

		18,546,483

Pharmaceuticals (1.5%)
AcelRx Pharmaceuticals, Inc. (x)*	49,182	127,873
Aclaris Therapeutics, Inc. (x)*	14,836	402,649
Aerie Pharmaceuticals, Inc.*	41,879	1,585,120
Agile Therapeutics, Inc.*	14,002	79,811
Amphastar Pharmaceuticals, Inc.*	52,268	962,777
Ampio Pharmaceuticals, Inc. (x)*	60,412	54,383
ANI Pharmaceuticals, Inc.*	12,106	733,866
Aratana Therapeutics, Inc. (x)*	48,353	347,175
Axsome Therapeutics, Inc.*	13,752	92,826
Bio-Path Holdings, Inc.*	113,683	153,472
Catalent, Inc.*	149,501	4,030,546
Cempra, Inc. (x)*	66,611	186,511
Clearside Biomedical, Inc.*	12,292	109,890
Collegium Pharmaceutical, Inc. (x)*	22,924	356,927
Corcept Therapeutics, Inc.*	108,841	790,186
Depomed, Inc.*	91,482	1,648,506
Dermira, Inc.*	37,119	1,125,819
Durect Corp.*	227,332	304,625
Egalet Corp. (x)*	35,186	269,173
Endocyte, Inc.*	51,918	132,391
Flex Pharma, Inc. (x)*	14,850	78,408
Heska Corp.*	8,871	635,164
Horizon Pharma plc*	242,334	3,920,964
Impax Laboratories, Inc.*	110,164	1,459,673
Innoviva, Inc. (x)*	123,668	1,323,248
Intersect ENT, Inc.*	37,316	451,524
Intra-Cellular Therapies, Inc. (x)*	51,936	783,714
Lannett Co., Inc. (x)*	41,693	919,331
Lipocine, Inc. (x)*	23,571	86,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Medicines Co. (The) (x)*	100,892	$3,424,274
MyoKardia, Inc.*	15,857	205,348
Nektar Therapeutics*	212,117	2,602,676
Neos Therapeutics, Inc. (x)*	19,296	112,882
Ocular Therapeutix, Inc. (x)*	29,803	249,451
Omeros Corp. (x)*	63,187	626,815
Pacira Pharmaceuticals, Inc.*	54,943	1,774,659
Paratek Pharmaceuticals, Inc.*	26,864	413,706
Phibro Animal Health Corp., Class A	26,899	788,141
Prestige Brands Holdings, Inc.*	78,463	4,087,921
Reata Pharmaceuticals, Inc., Class A (x)*	8,340	182,062
Revance Therapeutics, Inc. (x)*	29,872	618,350
SciClone Pharmaceuticals, Inc.*	74,580	805,464
Sucampo Pharmaceuticals, Inc., Class A (x)*	34,911	473,044
Supernus Pharmaceuticals, Inc.*	71,231	1,798,583
Teligent, Inc. (x)*	59,824	395,437
Tetraphase Pharmaceuticals, Inc.*	48,474	195,350
TherapeuticsMD, Inc. (x)*	227,978	1,315,433
Theravance Biopharma, Inc. (x)*	57,644	1,837,691
Titan Pharmaceuticals, Inc. (x)*	27,350	109,400
WaVe Life Sciences Ltd. (x)*	10,294	269,188
Zogenix, Inc. (x)*	39,423	478,989

		45,918,157

Total Health Care		339,677,867

Industrials (13.1%)
Aerospace & Defense (1.4%)
AAR Corp.	48,873	1,615,253
Aerojet Rocketdyne Holdings, Inc.*	89,917	1,614,010
Aerovironment, Inc.*	31,495	845,011
Astronics Corp.*	29,456	996,791
Cubic Corp.	38,559	1,848,904
Curtiss-Wright Corp.	65,365	6,429,302
DigitalGlobe, Inc.*	95,368	2,732,293
Ducommun, Inc.*	15,060	384,934
Engility Holdings, Inc.*	27,253	918,426
Esterline Technologies Corp.*	43,651	3,893,669
KEYW Holding Corp. (The) (x)*	51,946	612,443
KLX, Inc.*	79,957	3,606,860
Kratos Defense & Security Solutions, Inc.*	73,679	545,225
Mercury Systems, Inc.*	57,706	1,743,875
Moog, Inc., Class A*	47,099	3,093,462
National Presto Industries, Inc.	7,207	766,825
Sparton Corp.*	13,063	311,553
TASER International, Inc.*	78,706	1,907,833
Teledyne Technologies, Inc.*	50,572	6,220,356
Triumph Group, Inc.	74,074	1,962,961
Vectrus, Inc.*	16,304	388,850

		42,438,836

Air Freight & Logistics (0.5%)
Air Transport Services Group, Inc.*	64,973	1,036,969

Atlas Air Worldwide Holdings, Inc.*	36,104	$1,882,824
Echo Global Logistics, Inc.*	44,194	1,107,060
Forward Air Corp.	45,179	2,140,581
Hub Group, Inc., Class A*	50,896	2,226,700
Park-Ohio Holdings Corp.	13,206	562,576
Radiant Logistics, Inc.*	53,320	207,948
XPO Logistics, Inc.*	145,645	6,286,037

		15,450,695

Airlines (0.3%)
Allegiant Travel Co.	19,722	3,281,741
Hawaiian Holdings, Inc.*	78,500	4,474,499
SkyWest, Inc.	71,410	2,602,895

		10,359,135

Building Products (1.0%)
AAON, Inc.	61,025	2,016,876
Advanced Drainage Systems, Inc.	53,092	1,093,695
American Woodmark Corp.*	20,596	1,549,849
Apogee Enterprises, Inc.	43,228	2,315,292
Armstrong Flooring, Inc.*	34,168	680,285
Builders FirstSource, Inc.*	127,747	1,401,385
Caesarstone Ltd.*	36,474	1,044,980
Continental Building Products, Inc.*	52,210	1,206,051
CSW Industrials, Inc.*	22,786	839,664
Gibraltar Industries, Inc.*	47,952	1,997,201
Griffon Corp.	45,866	1,201,689
Insteel Industries, Inc.	26,984	961,710
Masonite International Corp.*	43,982	2,894,016
NCI Building Systems, Inc.*	42,457	664,452
Patrick Industries, Inc.*	21,541	1,643,578
PGT Innovations, Inc.*	72,206	826,759
Ply Gem Holdings, Inc.*	34,041	553,166
Quanex Building Products Corp.	50,973	1,034,752
Simpson Manufacturing Co., Inc.	60,844	2,661,925
Trex Co., Inc.*	43,759	2,818,080
Universal Forest Products, Inc.	29,649	3,029,534

		32,434,939

Commercial Services & Supplies (2.2%)
ABM Industries, Inc.	82,060	3,351,330
ACCO Brands Corp.*	161,225	2,103,986
Advanced Disposal Services, Inc.*	24,253	538,902
Aqua Metals, Inc. (x)*	14,534	190,541
ARC Document Solutions, Inc.*	56,546	287,254
Brady Corp., Class A	69,028	2,592,001
Brink’s Co. (The)	66,516	2,743,785
Casella Waste Systems, Inc., Class A*	61,104	758,301
CECO Environmental Corp.	46,154	643,848
Deluxe Corp.	73,005	5,227,887
Ennis, Inc.	38,390	666,067
Essendant, Inc.	55,503	1,160,013
G&K Services, Inc., Class A	29,485	2,843,828
Healthcare Services Group, Inc.	103,609	4,058,364
Heritage-Crystal Clean, Inc.*	16,387	257,276
Herman Miller, Inc.	89,743	3,069,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

HNI Corp.	67,877	$3,795,682
InnerWorkings, Inc.*	57,237	563,784
Interface, Inc.	97,900	1,816,045
Kimball International, Inc., Class B	57,509	1,009,858
Knoll, Inc.	72,615	2,028,137
Matthews International Corp., Class A	47,177	3,625,552
McGrath RentCorp	35,093	1,375,295
Mobile Mini, Inc.	65,653	1,986,003
MSA Safety, Inc.	46,546	3,227,034
Multi-Color Corp.	20,950	1,625,720
NL Industries, Inc. (x)*	10,418	84,907
Quad/Graphics, Inc.	44,044	1,183,903
SP Plus Corp.*	25,220	709,943
Steelcase, Inc., Class A	130,034	2,327,609
Team, Inc.*	43,974	1,725,980
Tetra Tech, Inc.	86,518	3,733,252
TRC Cos., Inc.*	23,943	253,796
U.S. Ecology, Inc.	32,520	1,598,358
UniFirst Corp.	22,266	3,198,511
Viad Corp.	30,909	1,363,087
VSE Corp.	13,048	506,784
West Corp.	65,049	1,610,613

		69,842,447

Construction & Engineering (0.9%)
Aegion Corp.*	54,928	1,301,794
Ameresco, Inc., Class A*	27,670	152,185
Argan, Inc.	19,649	1,386,237
Comfort Systems USA, Inc.	53,461	1,780,251
Dycom Industries, Inc. (x)*	45,796	3,676,961
EMCOR Group, Inc.	88,210	6,241,739
Granite Construction, Inc.	57,034	3,136,870
Great Lakes Dredge & Dock Corp.*	98,704	414,557
HC2 Holdings, Inc.*	47,898	284,035
IES Holdings, Inc.*	11,042	211,454
Layne Christensen Co. (x)*	24,787	269,435
MasTec, Inc.*	96,506	3,691,354
MYR Group, Inc.*	21,135	796,367
NV5 Global, Inc.*	11,069	369,705
Orion Group Holdings, Inc.*	38,279	380,876
Primoris Services Corp.	59,522	1,355,911
Tutor Perini Corp.*	56,043	1,569,204

		27,018,935

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	8,156	174,457
American Superconductor Corp. (x)*	15,783	116,321
Atkore International Group, Inc.*	18,107	432,938
AZZ, Inc.	39,096	2,498,234
Babcock & Wilcox Enterprises, Inc.*	70,191	1,164,469
Encore Wire Corp.	29,976	1,299,460
Energous Corp. (x)*	21,383	360,304
EnerSys	64,185	5,012,848
FuelCell Energy, Inc. (x)*	39,833	69,708
Generac Holdings, Inc.*	96,802	3,943,712

General Cable Corp.	73,815	$1,406,176
LSI Industries, Inc.	34,535	336,371
Plug Power, Inc. (x)*	263,125	315,750
Powell Industries, Inc.	13,890	541,710
Power Solutions International, Inc. (x)*	6,162	46,215
Preformed Line Products Co.	3,574	207,721
Sunrun, Inc. (x)*	91,048	483,465
Thermon Group Holdings, Inc.*	47,495	906,680
TPI Composites, Inc. (x)*	8,963	143,767
Vicor Corp.*	20,963	316,541

		19,776,847

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	53,858	1,357,222

Machinery (3.4%)
Actuant Corp., Class A	86,642	2,248,360
Alamo Group, Inc.	14,407	1,096,373
Albany International Corp., Class A	43,259	2,002,892
Altra Industrial Motion Corp.	38,828	1,432,753
American Railcar Industries, Inc. (x)	13,044	590,763
Astec Industries, Inc.	28,622	1,930,840
Barnes Group, Inc.	73,994	3,508,795
Blue Bird Corp.*	10,069	155,566
Briggs & Stratton Corp.	63,575	1,415,180
Chart Industries, Inc.*	45,317	1,632,318
CIRCOR International, Inc.	24,426	1,584,759
CLARCOR, Inc.	70,037	5,775,950
Columbus McKinnon Corp.	31,102	840,998
DMC Global, Inc.	17,976	284,920
Douglas Dynamics, Inc.	33,534	1,128,419
Energy Recovery, Inc. (x)*	49,964	517,127
EnPro Industries, Inc.	31,874	2,147,033
ESCO Technologies, Inc.	37,705	2,135,988
ExOne Co. (The) (x)*	17,967	167,812
Federal Signal Corp.	90,088	1,406,274
Franklin Electric Co., Inc.	69,447	2,701,488
FreightCar America, Inc.	16,622	248,166
Gencor Industries, Inc.*	11,016	172,951
Global Brass & Copper Holdings, Inc.	31,999	1,097,566
Gorman-Rupp Co. (The)	28,125	870,469
Graham Corp.	12,923	286,244
Greenbrier Cos., Inc. (The) (x)	40,346	1,676,376
Hardinge, Inc.	14,883	164,904
Harsco Corp.	123,356	1,677,642
Hillenbrand, Inc.	86,745	3,326,671
Hurco Cos., Inc.	8,308	274,995
Hyster-Yale Materials Handling, Inc.	13,992	892,270
John Bean Technologies Corp.	43,589	3,746,475
Joy Global, Inc.	145,178	4,064,984
Kadant, Inc.	15,942	975,650
Kennametal, Inc.	116,353	3,637,195
Lindsay Corp. (x)	16,208	1,209,279
Lydall, Inc.*	25,202	1,558,744
Manitowoc Co., Inc. (The)*	185,916	1,111,778
Meritor, Inc.*	118,211	1,468,181
Milacron Holdings Corp.*	20,227	376,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Miller Industries, Inc.	15,282	$404,209
Mueller Industries, Inc.	86,147	3,442,434
Mueller Water Products, Inc., Class A	233,336	3,105,702
Navistar International Corp.*	73,282	2,298,856
NN, Inc.	41,117	783,279
Omega Flex, Inc.	3,624	202,074
Proto Labs, Inc.*	37,255	1,913,044
RBC Bearings, Inc.*	33,817	3,138,556
Rexnord Corp.*	125,157	2,451,826
SPX Corp.*	63,142	1,497,728
SPX FLOW, Inc.*	48,833	1,565,586
Standex International Corp.	19,257	1,691,727
Sun Hydraulics Corp.	34,591	1,382,602
Supreme Industries, Inc., Class A	18,115	284,406
Tennant Co.	26,463	1,884,166
Titan International, Inc.	68,577	768,748
TriMas Corp.*	68,888	1,618,868
Wabash National Corp.	95,208	1,506,191
Watts Water Technologies, Inc., Class A	40,911	2,667,397
Woodward, Inc.	78,007	5,386,382

		101,535,758

Marine (0.1%)
Costamare, Inc.	36,288	203,213
Matson, Inc.	65,058	2,302,403
Scorpio Bulkers, Inc.*	90,724	458,156

		2,963,772

Professional Services (1.2%)
Acacia Research Corp.	70,128	455,832
Advisory Board Co. (The)*	62,043	2,062,930
Barrett Business Services, Inc.	11,017	706,190
CBIZ, Inc.*	75,974	1,040,844
CEB, Inc.	48,798	2,957,158
Cogint, Inc. (x)*	20,270	69,932
CRA International, Inc.	12,933	473,348
Exponent, Inc.	38,100	2,297,430
Franklin Covey Co.*	17,130	345,170
FTI Consulting, Inc.*	62,897	2,835,396
GP Strategies Corp.*	20,777	594,222
Heidrick & Struggles International, Inc.	28,804	695,617
Hill International, Inc.*	48,692	211,810
Huron Consulting Group, Inc.*	33,158	1,679,453
ICF International, Inc.*	27,318	1,507,954
Insperity, Inc.	23,530	1,669,454
Kelly Services, Inc., Class A	46,111	1,056,864
Kforce, Inc.	37,444	864,956
Korn/Ferry International	84,347	2,482,332
Mistras Group, Inc.*	25,187	646,802
Navigant Consulting, Inc.*	71,652	1,875,849
On Assignment, Inc.*	75,152	3,318,711
Resources Connection, Inc.	54,162	1,042,619
RPX Corp.*	74,987	809,860
TriNet Group, Inc.*	62,172	1,592,847
TrueBlue, Inc.*	62,623	1,543,657
WageWorks, Inc.*	54,601	3,958,572

		38,795,809

Road & Rail (0.5%)
ArcBest Corp.	37,414	$1,034,497
Celadon Group, Inc. (x)	37,575	268,661
Covenant Transportation Group, Inc., Class A*	17,450	337,483
Heartland Express, Inc. (x)	68,187	1,388,287
Knight Transportation, Inc.	100,178	3,310,884
Marten Transport Ltd.	35,174	819,554
P.A.M. Transportation Services, Inc.*	4,096	106,414
Roadrunner Transportation Systems, Inc.*	44,534	462,708
Saia, Inc.*	38,539	1,701,497
Swift Transportation Co. (x)*	108,131	2,634,071
Universal Logistics Holdings, Inc.	10,628	173,768
USA Truck, Inc.*	12,703	110,643
Werner Enterprises, Inc.	67,501	1,819,152
YRC Worldwide, Inc.*	50,107	665,421

		14,833,040

Trading Companies & Distributors (1.0%)
Aircastle Ltd.	71,018	1,480,725
Applied Industrial Technologies, Inc.	53,836	3,197,858
Beacon Roofing Supply, Inc.*	86,380	3,979,526
BMC Stock Holdings, Inc.*	84,427	1,646,327
CAI International, Inc.*	24,028	208,323
DXP Enterprises, Inc.*	21,796	757,193
GATX Corp. (x)	61,064	3,760,321
GMS, Inc.*	10,789	315,902
H&E Equipment Services, Inc.	46,278	1,075,964
Kaman Corp.	39,816	1,948,197
Lawson Products, Inc.*	7,975	189,805
MRC Global, Inc.*	142,471	2,886,462
Neff Corp., Class A*	15,366	216,661
NOW, Inc.*	157,875	3,231,701
Real Industry, Inc.*	37,843	230,842
Rush Enterprises, Inc., Class A*	43,584	1,390,330
Rush Enterprises, Inc., Class B*	9,062	279,744
SiteOne Landscape Supply, Inc.*	16,960	589,021
Textainer Group Holdings Ltd. (x)	30,186	224,886
Titan Machinery, Inc.*	24,181	352,317
Triton International Ltd.	52,270	825,866
Univar, Inc.*	63,253	1,794,488
Veritiv Corp.*	13,212	710,145
Willis Lease Finance Corp.*	6,061	155,040

		31,447,644

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	81,784	1,222,671

Total Industrials		409,477,750

Information Technology (15.1%)
Communications Equipment (1.6%)
ADTRAN, Inc.	72,406	1,618,274
Aerohive Networks, Inc.*	39,865	227,231
Applied Optoelectronics, Inc.*	23,352	547,371
Bel Fuse, Inc., Class B	13,809	426,698
Black Box Corp.	20,241	308,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CalAmp Corp.*	53,100	$769,950
Calix, Inc.*	60,370	464,849
Ciena Corp.*	203,576	4,969,292
Clearfield, Inc.*	16,760	346,932
Comtech Telecommunications Corp.	35,115	416,113
Digi International, Inc.*	34,188	470,085
EMCORE Corp.	39,176	340,831
Extreme Networks, Inc.*	156,416	786,772
Finisar Corp.*	159,600	4,831,092
Harmonic, Inc.*	120,802	604,010
Infinera Corp.*	212,350	1,802,852
InterDigital, Inc.	50,344	4,598,924
Ixia*	93,858	1,511,114
KVH Industries, Inc.*	20,287	239,387
Lumentum Holdings, Inc.*	75,776	2,928,742
NETGEAR, Inc.*	48,701	2,646,899
NetScout Systems, Inc.*	132,894	4,186,161
Oclaro, Inc.*	162,958	1,458,474
Plantronics, Inc.	50,063	2,741,450
ShoreTel, Inc.*	97,746	698,884
Silicom Ltd.	7,877	323,666
Sonus Networks, Inc.*	75,234	473,974
Ubiquiti Networks, Inc.*	38,375	2,218,075
ViaSat, Inc.*	73,146	4,843,728
Viavi Solutions, Inc.*	353,172	2,888,947

		50,689,452

Electronic Equipment, Instruments & Components (2.5%)
Agilysys, Inc.*	19,519	202,217
Anixter International, Inc.*	42,800	3,468,940
AVX Corp.	67,995	1,062,762
Badger Meter, Inc.	41,786	1,543,993
Belden, Inc.	62,064	4,640,525
Benchmark Electronics, Inc.*	75,462	2,301,591
Coherent, Inc.*	36,229	4,977,321
Control4 Corp.*	34,025	347,055
CTS Corp.	45,327	1,015,325
Daktronics, Inc.	52,295	559,557
Electro Scientific Industries, Inc.*	36,772	217,690
ePlus, Inc.*	9,317	1,073,318
Fabrinet*	52,313	2,108,214
FARO Technologies, Inc.*	24,599	885,564
II-VI, Inc.*	90,022	2,669,152
Insight Enterprises, Inc.*	54,085	2,187,197
InvenSense, Inc. (x)*	124,208	1,588,620
Itron, Inc.*	50,554	3,177,319
Kimball Electronics, Inc.*	39,901	726,198
Knowles Corp. (x)*	133,521	2,231,136
Littelfuse, Inc.	32,751	4,970,619
Maxwell Technologies, Inc.*	43,396	222,188
Mesa Laboratories, Inc.	4,429	543,660
Methode Electronics, Inc.	54,895	2,269,908
MTS Systems Corp.	25,187	1,428,103
Novanta, Inc.*	48,072	1,009,512
OSI Systems, Inc.*	25,909	1,972,193
Park Electrochemical Corp.	27,413	511,252
PC Connection, Inc.	16,489	463,176
Plexus Corp.*	50,407	2,723,994
RadiSys Corp.*	50,425	223,383
Rogers Corp.*	27,035	2,076,558

Sanmina Corp.*	110,506	$4,050,045
ScanSource, Inc.*	37,202	1,501,101
SYNNEX Corp.	42,526	5,146,497
Systemax, Inc.	14,680	128,744
Tech Data Corp.*	51,506	4,361,528
TTM Technologies, Inc.*	105,906	1,443,499
Universal Display Corp.*	62,060	3,493,978
Vishay Intertechnology, Inc. (x)	204,732	3,316,658
Vishay Precision Group, Inc.*	17,683	334,209

		79,174,499

Internet Software & Services (2.0%)
2U, Inc.*	55,410	1,670,612
Alarm.com Holdings, Inc. (x)*	15,114	420,623
Amber Road, Inc.*	28,748	261,032
Angie’s List, Inc.*	60,244	495,808
Appfolio, Inc., Class A (x)*	10,899	259,941
Autobytel, Inc.*	12,031	161,817
Bankrate, Inc.*	71,117	785,843
Bazaarvoice, Inc.*	118,786	576,112
Benefitfocus, Inc. (x)*	18,911	561,657
Blucora, Inc.*	56,352	831,192
Box, Inc., Class A (x)*	71,269	987,788
Brightcove, Inc.*	43,573	350,763
Carbonite, Inc.*	29,409	482,308
Care.com, Inc.*	24,128	206,777
ChannelAdvisor Corp.*	33,932	486,924
Cimpress NV (x)*	37,761	3,459,284
comScore, Inc.*	72,398	2,286,329
Cornerstone OnDemand, Inc.*	75,973	3,214,418
Coupa Software, Inc.*	10,102	252,651
DHI Group, Inc.*	72,867	455,419
EarthLink Holdings Corp.	157,445	887,990
Endurance International Group Holdings, Inc. (x)*	88,268	820,892
Envestnet, Inc.*	62,176	2,191,704
Five9, Inc.*	48,562	689,095
Global Sources Ltd.*	10,097	89,358
Gogo, Inc. (x)*	82,913	764,458
GrubHub, Inc.*	119,593	4,499,088
GTT Communications, Inc.*	38,543	1,108,111
Hortonworks, Inc. (x)*	58,421	485,479
Instructure, Inc.*	15,017	293,582
Intralinks Holdings, Inc.*	65,099	880,138
j2 Global, Inc.	69,435	5,679,782
Limelight Networks, Inc.*	80,443	202,716
Liquidity Services, Inc.*	40,657	396,406
LivePerson, Inc.*	80,350	606,643
LogMeIn, Inc. (x)	37,327	3,603,921
Marchex, Inc., Class B*	46,196	122,419
MeetMe, Inc.*	59,994	295,770
MINDBODY, Inc., Class A (x)*	20,905	445,277
New Relic, Inc.*	33,682	951,517
NIC, Inc.	94,456	2,257,498
Numerex Corp., Class A*	17,284	127,902
Q2 Holdings, Inc.*	37,623	1,085,424
QuinStreet, Inc.*	45,106	169,599
Quotient Technology, Inc.*	94,121	1,011,801
RealNetworks, Inc.*	29,930	145,460
Reis, Inc.	13,667	304,091
RetailMeNot, Inc.*	60,365	561,395
Rightside Group Ltd.*	15,026	124,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Shutterstock, Inc. (x)*	27,123	$1,288,885
SPS Commerce, Inc.*	24,554	1,716,079
Stamps.com, Inc. (x)*	23,973	2,748,504
TechTarget, Inc.*	25,448	217,071
Trade Desk, Inc. (The), Class A (x)*	6,014	166,407
TrueCar, Inc. (x)*	79,177	989,713
Web.com Group, Inc.*	65,330	1,381,730
WebMD Health Corp. (x)*	55,496	2,750,937
Xactly Corp.*	33,527	368,797
XO Group, Inc.*	38,424	747,347

		61,384,549

IT Services (1.8%)
Acxiom Corp.*	117,254	3,142,407
ALJ Regional Holdings, Inc. (x)*	25,583	112,309
Blackhawk Network Holdings, Inc.*	82,422	3,105,249
CACI International, Inc., Class A*	36,069	4,483,377
Cardtronics plc, Class A*	68,237	3,723,693
Cass Information Systems, Inc.	17,131	1,260,328
Convergys Corp.	128,786	3,162,984
CSG Systems International, Inc.	48,845	2,364,098
Datalink Corp.*	27,900	314,154
EPAM Systems, Inc.*	72,437	4,658,422
EVERTEC, Inc.	94,137	1,670,932
ExlService Holdings, Inc.*	48,705	2,456,680
Forrester Research, Inc.	16,260	698,367
Hackett Group, Inc. (The)	36,572	645,862
Information Services Group, Inc.*	43,408	158,005
Lionbridge Technologies, Inc.*	90,225	523,305
ManTech International Corp., Class A	37,008	1,563,588
MAXIMUS, Inc.	95,173	5,309,701
MoneyGram International, Inc.*	47,060	555,779
NCI, Inc., Class A	8,368	116,734
NeuStar, Inc., Class A*	22,545	753,003
Perficient, Inc.*	53,113	928,946
PFSweb, Inc.*	21,833	185,581
Planet Payment, Inc.*	60,912	248,521
Science Applications International Corp.	62,802	5,325,609
ServiceSource International, Inc.*	90,084	511,677
Sykes Enterprises, Inc.*	59,520	1,717,747
Syntel, Inc.	49,007	969,849
TeleTech Holdings, Inc.	25,233	769,607
Travelport Worldwide Ltd.	176,002	2,481,628
Unisys Corp. (x)*	74,867	1,119,262
Virtusa Corp.*	42,549	1,068,831

		56,106,235

Semiconductors & Semiconductor Equipment (3.5%)
Acacia Communications, Inc. (x)*	7,743	478,130
Advanced Energy Industries, Inc.*	59,373	3,250,672
Advanced Micro Devices, Inc.*	1,116,787	12,664,366

Alpha & Omega Semiconductor Ltd.*	27,735	$589,923
Ambarella, Inc. (x)*	48,109	2,604,140
Amkor Technology, Inc.*	152,287	1,606,628
Applied Micro Circuits Corp.*	113,430	935,798
Axcelis Technologies, Inc.*	42,206	614,097
Brooks Automation, Inc.	99,093	1,691,518
Cabot Microelectronics Corp.	35,476	2,241,019
Cavium, Inc.*	95,577	5,967,828
CEVA, Inc.*	31,115	1,043,908
Cirrus Logic, Inc.*	93,792	5,303,000
Cohu, Inc.	38,273	531,995
Diodes, Inc.*	56,648	1,454,154
DSP Group, Inc.*	29,525	385,301
Entegris, Inc.*	212,436	3,802,604
Exar Corp.*	59,262	638,844
FormFactor, Inc.*	100,446	1,124,995
GigPeak, Inc.*	97,135	244,780
Impinj, Inc. (x)*	8,329	294,347
Inphi Corp.*	60,506	2,699,778
Integrated Device Technology, Inc.*	199,349	4,696,662
Intersil Corp., Class A	198,583	4,428,401
IXYS Corp.	36,198	430,756
Kopin Corp.*	87,727	249,145
Lattice Semiconductor Corp.*	182,598	1,343,921
MACOM Technology Solutions Holdings, Inc. (x)*	35,231	1,630,491
MaxLinear, Inc., Class A*	82,338	1,794,968
Microsemi Corp.*	167,087	9,017,685
MKS Instruments, Inc.	78,763	4,678,522
Monolithic Power Systems, Inc.	56,486	4,627,898
Nanometrics, Inc.*	37,380	936,743
NeoPhotonics Corp.*	46,770	505,584
NVE Corp.	7,047	503,367
PDF Solutions, Inc.*	41,938	945,702
Photronics, Inc.*	97,563	1,102,462
Power Integrations, Inc.	39,152	2,656,463
Rambus, Inc.*	164,418	2,264,036
Rudolph Technologies, Inc.*	41,821	976,520
Semtech Corp.*	97,418	3,073,538
Sigma Designs, Inc.*	58,211	349,266
Silicon Laboratories, Inc.*	60,888	3,957,720
Synaptics, Inc.*	51,736	2,772,015
Tessera Holding Corp.	74,171	3,278,358
Ultra Clean Holdings, Inc.*	50,618	490,995
Ultratech, Inc.*	32,547	780,477
Veeco Instruments, Inc.*	58,864	1,715,886
Xcerra Corp.*	75,220	574,681

		109,950,087

Software (3.2%)
8x8, Inc.*	133,798	1,913,311
A10 Networks, Inc.*	63,878	530,826
ACI Worldwide, Inc.*	170,236	3,089,783
American Software, Inc., Class A	38,051	393,067
Aspen Technology, Inc.*	116,014	6,343,646
Barracuda Networks, Inc.*	32,136	688,674
Blackbaud, Inc.	69,683	4,459,712
Blackline, Inc.*	10,801	298,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Bottomline Technologies de, Inc.*	59,519	$1,489,165
BroadSoft, Inc.*	44,544	1,837,440
Callidus Software, Inc.*	88,802	1,491,874
CommVault Systems, Inc.*	58,267	2,994,924
Digimarc Corp. (x)*	14,079	422,370
Ebix, Inc. (x)	37,967	2,166,017
Ellie Mae, Inc.*	47,641	3,986,599
EnerNOC, Inc.*	36,904	221,424
Exa Corp.*	19,141	294,006
Fair Isaac Corp.	46,457	5,538,604
Gigamon, Inc.*	49,011	2,232,451
Globant SA (x)*	38,998	1,300,583
Glu Mobile, Inc. (x)*	162,609	315,461
Guidance Software, Inc.*	31,635	223,976
HubSpot, Inc.*	43,585	2,048,495
Imperva, Inc.*	43,290	1,662,336
Jive Software, Inc.*	82,751	359,967
Mentor Graphics Corp.	155,604	5,740,232
MicroStrategy, Inc., Class A*	14,401	2,842,757
Mitek Systems, Inc.*	42,887	263,755
MobileIron, Inc.*	66,981	251,179
Model N, Inc. (x)*	32,564	288,191
Monotype Imaging Holdings, Inc.	59,502	1,181,115
Park City Group, Inc. (x)*	14,757	187,414
Paycom Software, Inc. (x)*	66,029	3,003,659
Paylocity Holding Corp. (x)*	32,856	986,009
Pegasystems, Inc.	55,099	1,983,564
Progress Software Corp.	76,082	2,429,298
Proofpoint, Inc.*	61,376	4,336,214
PROS Holdings, Inc.*	36,876	793,572
QAD, Inc., Class B	249	6,362
QAD, Inc., Class A	13,764	418,426
Qualys, Inc.*	40,110	1,269,482
Rapid7, Inc.*	31,920	388,466
RealPage, Inc.*	82,047	2,461,410
RingCentral, Inc., Class A*	88,497	1,823,038
Rosetta Stone, Inc.*	26,447	235,643
Rubicon Project, Inc. (The)*	54,702	405,889
Sapiens International Corp. NV	35,154	504,108
SecureWorks Corp., Class A*	8,376	88,702
Silver Spring Networks, Inc.*	58,114	773,497
Synchronoss Technologies, Inc.*	62,358	2,388,311
Take-Two Interactive Software, Inc.*	123,721	6,098,208
Tangoe, Inc.*	42,323	333,505
Telenav, Inc.*	46,275	326,239
TiVo Corp.*	172,609	3,607,528
Varonis Systems, Inc.*	15,643	419,232
VASCO Data Security International, Inc.*	44,297	604,654
Verint Systems, Inc.*	91,942	3,240,956
VirnetX Holding Corp. (x)*	65,058	143,128
Workiva, Inc.*	31,535	430,453
Zendesk, Inc.*	122,001	2,586,421
Zix Corp.*	76,929	380,029

		99,523,789

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	160,903	2,138,401
Avid Technology, Inc.*	51,438	226,327

CPI Card Group, Inc.	35,416	$146,976
Cray, Inc.*	59,179	1,225,005
Diebold Nixdorf, Inc.	102,853	2,586,754
Eastman Kodak Co.*	24,214	375,317
Electronics for Imaging, Inc.*	70,886	3,109,061
Immersion Corp.*	47,035	499,982
Nimble Storage, Inc.*	91,860	727,531
Pure Storage, Inc., Class A (x)*	104,311	1,179,757
Stratasys Ltd.*	73,501	1,215,707
Super Micro Computer, Inc.*	56,807	1,593,436
USA Technologies, Inc. (x)*	51,178	220,065

		15,244,319

Total Information Technology		472,072,930

Materials (4.4%)
Chemicals (2.3%)
A. Schulman, Inc.	43,341	1,449,756
AgroFresh Solutions, Inc. (x)*	29,258	77,534
American Vanguard Corp.	42,666	817,054
Balchem Corp.	47,416	3,979,151
Calgon Carbon Corp.	76,314	1,297,338
Chase Corp.	10,376	866,915
Chemours Co. (The)	272,299	6,015,085
Chemtura Corp.*	93,888	3,117,082
Codexis, Inc.*	46,321	213,077
Ferro Corp.*	126,015	1,805,795
Flotek Industries, Inc. (x)*	76,991	722,945
FutureFuel Corp.	39,460	548,494
GCP Applied Technologies, Inc.*	106,685	2,853,824
H.B. Fuller Co.	73,803	3,565,423
Hawkins, Inc.	14,456	779,901
Ingevity Corp.*	64,015	3,511,863
Innophos Holdings, Inc.	29,589	1,546,321
Innospec, Inc.	34,947	2,393,870
KMG Chemicals, Inc.	13,479	524,198
Koppers Holdings, Inc.*	29,918	1,205,695
Kraton Corp.*	43,862	1,249,190
Kronos Worldwide, Inc. (x)	28,412	339,239
LSB Industries, Inc. (x)*	32,279	271,789
Minerals Technologies, Inc.	52,134	4,027,352
Olin Corp.	244,934	6,272,759
OMNOVA Solutions, Inc.*	65,164	651,640
PolyOne Corp.	123,612	3,960,528
Quaker Chemical Corp.	19,098	2,443,398
Rayonier Advanced Materials, Inc.	63,030	974,444
Sensient Technologies Corp.	65,580	5,153,276
Stepan Co.	29,634	2,414,578
TerraVia Holdings, Inc. (x)*	126,442	145,408
Trecora Resources*	26,848	371,845
Tredegar Corp.	38,058	913,392
Trinseo SA	40,707	2,413,925
Tronox Ltd., Class A	98,821	1,018,845
Valhi, Inc.	19,882	68,792

		69,981,721

Construction Materials (0.2%)
Forterra, Inc.*	20,023	433,698
Headwaters, Inc.*	110,142	2,590,540
Summit Materials, Inc., Class A*	114,767	2,730,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

U.S. Concrete, Inc. (x)*	21,248	$1,391,744
United States Lime & Minerals, Inc.	2,390	181,043

		7,327,320

Containers & Packaging (0.1%)
AEP Industries, Inc.	5,977	693,930
Greif, Inc., Class B	8,783	593,292
Greif, Inc., Class A	37,500	1,924,125
Multi Packaging Solutions International Ltd.*	31,185	444,698
Myers Industries, Inc.	32,288	461,718
UFP Technologies, Inc.*	8,584	218,463

		4,336,226

Metals & Mining (1.3%)
AK Steel Holding Corp.*	457,221	4,668,226
Allegheny Technologies, Inc. (x)	163,212	2,599,967
Ampco-Pittsburgh Corp.	10,985	183,999
Carpenter Technology Corp.	69,949	2,530,055
Century Aluminum Co.*	75,084	642,719
Cliffs Natural Resources, Inc.*	324,028	2,725,075
Coeur Mining, Inc.*	262,806	2,388,907
Commercial Metals Co.	170,796	3,719,937
Ferroglobe plc	97,847	1,059,683
Gold Resource Corp. (x)	71,023	308,950
Handy & Harman Ltd.*	3,696	94,433
Haynes International, Inc.	19,474	837,187
Hecla Mining Co.	573,684	3,006,104
Kaiser Aluminum Corp.	24,438	1,898,588
Materion Corp.	30,436	1,205,266
Olympic Steel, Inc.	14,860	360,058
Ryerson Holding Corp.*	20,571	274,623
Schnitzer Steel Industries, Inc., Class A	40,513	1,041,184
Stillwater Mining Co.*	183,833	2,961,550
SunCoke Energy, Inc.*	98,732	1,119,621
TimkenSteel Corp.*	61,277	948,568
Worthington Industries, Inc.	67,826	3,217,665

		37,792,365

Paper & Forest Products (0.5%)
Boise Cascade Co.*	58,738	1,321,605
Clearwater Paper Corp.*	25,137	1,647,730
Deltic Timber Corp.	15,762	1,214,777
KapStone Paper and Packaging Corp.	127,319	2,807,384
Louisiana-Pacific Corp.*	213,089	4,033,775
Neenah Paper, Inc.	25,005	2,130,426
P.H. Glatfelter Co.	65,760	1,571,006
Schweitzer-Mauduit International, Inc.	44,850	2,042,021

		16,768,724

Total Materials		136,206,356

Real Estate (7.1%)
Equity Real Estate Investment Trusts (REITs) (6.6%)
Acadia Realty Trust (REIT)	115,773	3,783,462
Agree Realty Corp. (REIT)	34,437	1,585,824
Alexander’s, Inc. (REIT)	3,321	1,417,635
American Assets Trust, Inc. (REIT)	57,545	2,479,039

Armada Hoffler Properties, Inc. (REIT)	54,373	$792,215
Ashford Hospitality Prime, Inc. (REIT)	36,733	501,405
Ashford Hospitality Trust, Inc. (REIT)	119,015	923,556
Bluerock Residential Growth REIT, Inc. (REIT)	28,974	397,523
CareTrust REIT, Inc. (REIT)	90,985	1,393,890
CatchMark Timber Trust, Inc. (REIT), Class A	57,370	645,986
CBL & Associates Properties, Inc. (REIT)	252,717	2,906,246
Cedar Realty Trust, Inc. (REIT)	133,406	871,141
Chatham Lodging Trust (REIT)	56,884	1,168,966
Chesapeake Lodging Trust (REIT)	90,399	2,337,718
City Office REIT, Inc. (REIT)	40,347	531,370
Colony Starwood Homes (REIT)	98,054	2,824,936
Community Healthcare Trust, Inc. (REIT)	21,999	506,637
CorEnergy Infrastructure Trust, Inc. (REIT)	17,980	627,142
CoreSite Realty Corp. (REIT)	50,078	3,974,691
Cousins Properties, Inc. (REIT)	508,175	4,324,569
DiamondRock Hospitality Co. (REIT)	302,067	3,482,833
DuPont Fabros Technology, Inc. (REIT)	111,010	4,876,669
Easterly Government Properties, Inc. (REIT)	53,014	1,061,340
EastGroup Properties, Inc. (REIT)	47,373	3,498,022
Education Realty Trust, Inc. (REIT)	106,769	4,516,329
Farmland Partners, Inc. (REIT) (x)	18,110	202,108
FelCor Lodging Trust, Inc. (REIT)	203,083	1,626,695
First Industrial Realty Trust, Inc. (REIT)	174,334	4,890,069
First Potomac Realty Trust (REIT)	88,736	973,434
Four Corners Property Trust, Inc. (REIT)	58,797	1,206,514
Franklin Street Properties Corp. (REIT)	149,555	1,938,233
GEO Group, Inc. (The) (REIT)	110,449	3,968,433
Getty Realty Corp. (REIT)	40,744	1,038,565
Gladstone Commercial Corp. (REIT)	39,614	796,241
Global Medical REIT, Inc. (REIT) (x)	22,630	201,860
Global Net Lease, Inc. (REIT) (x)	258,588	2,024,744
Government Properties Income Trust (REIT) (x)	83,319	1,588,477
Gramercy Property Trust (REIT)	631,991	5,801,677
Healthcare Realty Trust, Inc. (REIT)	169,513	5,139,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hersha Hospitality Trust (REIT)	62,023	$1,333,495
Hudson Pacific Properties, Inc. (REIT)	152,042	5,288,021
Independence Realty Trust, Inc. (REIT)	82,715	737,818
InfraREIT, Inc. (REIT)*	63,924	1,144,879
Investors Real Estate Trust (REIT)	185,766	1,324,512
iStar, Inc. (REIT)*	104,379	1,291,168
Kite Realty Group Trust (REIT)	125,042	2,935,986
LaSalle Hotel Properties (REIT)	159,425	4,857,680
Lexington Realty Trust (REIT)	342,619	3,700,285
LTC Properties, Inc. (REIT)	56,930	2,674,571
Mack-Cali Realty Corp. (REIT)	134,802	3,911,954
MedEquities Realty Trust, Inc. (REIT)	30,742	341,236
Medical Properties Trust, Inc. (REIT)	438,366	5,391,902
Monmouth Real Estate Investment Corp. (REIT) (x)	99,076	1,509,918
Monogram Residential Trust, Inc. (REIT)	256,617	2,776,596
National Health Investors, Inc. (REIT)	55,784	4,137,499
National Storage Affiliates Trust (REIT)	53,513	1,181,032
New Senior Investment Group, Inc. (REIT)	114,781	1,123,706
New York REIT, Inc. (REIT)	252,277	2,553,043
NexPoint Residential Trust, Inc. (REIT)	28,488	636,422
NorthStar Realty Europe Corp. (REIT)	85,946	1,080,341
One Liberty Properties, Inc. (REIT)	20,250	508,680
Parkway, Inc. (REIT)*	63,521	1,413,342
Pebblebrook Hotel Trust (REIT)	107,227	3,190,003
Pennsylvania REIT (REIT)	103,290	1,958,378
Physicians Realty Trust (REIT)	203,042	3,849,676
Potlatch Corp. (REIT)	61,834	2,575,386
Preferred Apartment Communities, Inc. (REIT), Class A	39,770	592,971
PS Business Parks, Inc. (REIT)	28,285	3,295,768
QTS Realty Trust, Inc. (REIT), Class A	70,203	3,485,579
RAIT Financial Trust (REIT)	119,671	402,095
Ramco-Gershenson Properties Trust (REIT)	118,008	1,956,573
Retail Opportunity Investments Corp. (REIT)	161,747	3,417,714
Rexford Industrial Realty, Inc. (REIT)	100,425	2,328,856
RLJ Lodging Trust (REIT)	183,365	4,490,609
Ryman Hospitality Properties, Inc. (REIT)	65,081	4,100,754
Sabra Health Care REIT, Inc. (REIT)	97,851	2,389,521

Saul Centers, Inc. (REIT)	15,498	$1,032,322
Select Income REIT (REIT)	95,839	2,415,143
Seritage Growth Properties (REIT), Class A (x)	37,971	1,621,741
Silver Bay Realty Trust Corp. (REIT)	50,735	869,598
STAG Industrial, Inc. (REIT)	104,114	2,485,201
Summit Hotel Properties, Inc. (REIT)	134,434	2,154,977
Sunstone Hotel Investors, Inc. (REIT)	322,759	4,922,075
Terreno Realty Corp. (REIT)	66,326	1,889,628
Tier REIT, Inc. (REIT)	74,071	1,288,095
UMH Properties, Inc. (REIT)	36,064	542,763
Universal Health Realty Income Trust (REIT)	11,576	759,270
Urban Edge Properties (REIT)	135,064	3,715,611
Urstadt Biddle Properties, Inc. (REIT), Class A	26,877	648,004
Washington Prime Group, Inc. (REIT)	279,130	2,905,743
Washington Real Estate Investment Trust (REIT)	110,534	3,613,356
Whitestone REIT (REIT)	38,511	553,788
Xenia Hotels & Resorts, Inc. (REIT)	158,238	3,072,982

		207,204,094

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	66,760	2,995,520
Altisource Portfolio Solutions SA (x)*	17,496	465,219
AV Homes, Inc.*	17,732	280,166
Consolidated-Tomoka Land Co.	6,137	327,839
Forestar Group, Inc.*	50,144	666,915
FRP Holdings, Inc.*	8,731	329,159
HFF, Inc., Class A	54,202	1,639,610
Kennedy-Wilson Holdings, Inc.	120,575	2,471,787
Marcus & Millichap, Inc.*	23,021	615,121
RE/MAX Holdings, Inc., Class A	26,308	1,473,248
RMR Group, Inc. (The), Class A	11,942	471,709
St Joe Co. (The)*	75,389	1,432,391
Stratus Properties, Inc.*	8,353	273,561
Tejon Ranch Co.*	20,413	519,103
Trinity Place Holdings, Inc.*	24,925	231,055

		14,192,403

Total Real Estate		221,396,497

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	16,039	1,285,205
Cincinnati Bell, Inc.*	64,027	1,431,003
Cogent Communications Holdings, Inc.	62,690	2,592,231
Consolidated Communications Holdings, Inc.	75,209	2,019,361
FairPoint Communications, Inc.*	32,574	609,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

General Communication, Inc., Class A*	43,541	$846,872
Globalstar, Inc. (x)*	550,876	870,384
Hawaiian Telcom Holdco, Inc.*	9,710	240,614
IDT Corp., Class B	27,488	509,628
Inteliquent, Inc.	48,943	1,121,774
Intelsat SA*	40,477	108,074
Iridium Communications, Inc. (x)*	126,941	1,218,634
Lumos Networks Corp.*	32,583	508,946
ORBCOMM, Inc.*	94,950	785,237
pdvWireless, Inc. (x)*	15,025	338,814
Straight Path Communications, Inc., Class B (x)*	15,539	526,927
Vonage Holdings Corp.*	288,663	1,977,342
Windstream Holdings, Inc. (x)	140,710	1,031,404

		18,021,584

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	50,386	614,205
NII Holdings, Inc.*	75,820	163,013
Shenandoah Telecommunications Co.	68,739	1,876,575
Spok Holdings, Inc.	31,891	661,738

		3,315,531

Total Telecommunication Services		21,337,115

Utilities (3.2%)
Electric Utilities (1.0%)
ALLETE, Inc.	74,178	4,761,486
El Paso Electric Co.	61,334	2,852,031
Empire District Electric Co. (The)	66,972	2,283,075
Genie Energy Ltd., Class B*	15,561	89,476
IDACORP, Inc.	75,313	6,066,462
MGE Energy, Inc.	49,965	3,262,715
Otter Tail Corp.	57,903	2,362,442
PNM Resources, Inc.	119,843	4,110,615
Portland General Electric Co.	133,735	5,794,738
Spark Energy, Inc., Class A (x)	7,278	220,523

		31,803,563

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	21,558	1,443,308
Delta Natural Gas Co., Inc.	8,302	243,498
New Jersey Resources Corp.	127,811	4,537,291
Northwest Natural Gas Co.	40,594	2,427,521
ONE Gas, Inc.	75,758	4,845,482
South Jersey Industries, Inc.	119,591	4,029,021
Southwest Gas Corp.	70,467	5,399,181
Spire, Inc.	66,646	4,301,999
WGL Holdings, Inc.	75,096	5,728,322

		32,955,623

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	194,078	485,195
Atlantica Yield plc (x)	90,325	1,747,789
Dynegy, Inc.*	174,854	1,479,265
NRG Yield, Inc., Class A	51,477	790,687
NRG Yield, Inc., Class C	93,760	1,481,408
Ormat Technologies, Inc.	55,445	2,972,960
Pattern Energy Group, Inc.	94,898	1,802,113

TerraForm Global, Inc., Class A*	131,527	$519,532
TerraForm Power, Inc., Class A (x)*	131,857	1,689,088
Vivint Solar, Inc. (x)*	27,816	70,931

		13,038,968

Multi-Utilities (0.4%)
Avista Corp.	93,926	3,756,101
Black Hills Corp. (x)	77,028	4,724,897
NorthWestern Corp.	72,945	4,148,382
Unitil Corp.	20,478	928,473

		13,557,853

Water Utilities (0.3%)
American States Water Co.	54,848	2,498,876
Artesian Resources Corp., Class A	10,295	328,822
California Water Service Group	71,969	2,439,749
Connecticut Water Service, Inc.	15,885	887,177
Consolidated Water Co. Ltd.	20,612	223,640
Global Water Resources, Inc. (x)	10,552	96,023
Middlesex Water Co.	23,221	997,110
SJW Group	25,208	1,411,144
York Water Co. (The)	20,415	779,853

		9,662,394

Total Utilities		101,018,401

Total Common Stocks (89.6%) (Cost $2,306,961,701)		2,795,391,668

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp.*†	198,082	164,903

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	4,193	1,887

Total Health Care		166,790

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (x)*†	14,176	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	51,376	115,596

Total Telecommunication Services		115,596

Total Rights (0.0%) (Cost $—)		282,386

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	5,718,226	5,719,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (7.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $27,001,500, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $27,540,025. (xx)	$27,000,000	$27,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $8,900,702, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $9,078,001. (xx)	8,900,000	8,900,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $3,600,276, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $3,672,000. (xx)	3,600,000	3,600,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $11,901,388, collateralized by various Common Stocks; total market value $13,227,505. (xx)	11,900,000	11,900,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $27,003,150, collateralized by various Common Stocks; total market value $30,011,985. (xx)	27,000,000	27,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $7,700,813, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $7,854,028. (xx)	7,700,000	7,700,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,198,494, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $3,262,283. (xx)	3,198,316	3,198,316

HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	$2,000,000	$2,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $11,501,342, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $11,735,943. (xx)	11,500,000	11,500,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $10,900,920, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $11,123,633. (xx)	10,900,000	10,900,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $13,200,836, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $13,470,821. (xx)	13,200,000	13,200,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $10,001,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $10,201,063. (xx)	10,000,000	10,000,000
Natixis, 0.60%, dated 12/30/16,due 1/3/17, repurchase price $5,000,333, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $5,100,340. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $12,000,667, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $12,240,680. (xx)	$12,000,000	$12,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $24,936,385, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $25,433,708. (xx)	24,935,000	24,935,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,000,250, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,100,000. (xx)	5,000,000	5,000,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $3,000,150, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $3,060,022. (xx)	3,000,000	3,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $15,001,808, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $15,300,009. (xx)	15,000,000	15,000,000

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $16,001,929, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $16,320,002. (xx)	$16,000,000	$16,000,000

Total Repurchase Agreements		217,833,316

Total Short-Term Investments (7.2%) (Cost $223,553,257)		223,553,257

Total Investments (96.8%) (Cost $2,530,514,958)		3,019,227,311
Other Assets Less Liabilities (3.2%)		100,001,751

Net Assets (100%)		$3,119,229,062

*	Non-income producing.
†	Securities (totaling $282,386 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $216,654,554. This was secured by cash collateral of $217,833,316 which was subsequently invested in joint repurchase agreements with a total value of $217,833,316, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $7,586,544 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/12/17 - 5/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc., Class A	$190,387	$—	$—	$206,377	$—	$—
PennyMac Mortgage Investment Trust (REIT)	1,001,819	548,445	—	1,633,824	171,582	—

	$1,192,206	$548,445	$—	$1,840,201	$171,582	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	4,795	March-17	$326,520,941	$325,316,775	$(1,204,166)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)(b)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (c)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$350,413,868	$758,540	$—		$351,172,408
Consumer Staples	82,996,649	134,148	—		83,130,797
Energy	104,244,496	—	—		104,244,496
Financials	555,657,051	—	—		555,657,051
Health Care	339,677,867	—	—		339,677,867
Industrials	409,477,750	—	—		409,477,750
Information Technology	472,072,930	—	—		472,072,930
Materials	136,206,356	—	—		136,206,356
Real Estate	221,396,497	—	—		221,396,497
Telecommunication Services	21,337,115	—	—		21,337,115
Utilities	101,018,401	—	—		101,018,401
Rights
Health Care	—	—	166,790		166,790
Information Technology	—	—	—	(d)	— (d)
Telecommunication Services	—	—	115,596		115,596
Short-Term Investments
Investment Companies	5,719,941	—	—		5,719,941
Repurchase Agreements	—	217,833,316	—		217,833,316

Total Assets	$2,800,218,921	$218,726,004	$282,386		$3,019,227,311

Liabilities:
Futures	$(1,204,166)	$—	$—		$(1,204,166)

Total Liabilities	$(1,204,166)	$—	$—		$(1,204,166)

Total	$2,799,014,755	$218,726,004	$282,386		$3,018,023,145

(a)	A security with a market value of $434,587 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $131,457 transferred from Level 3 to Level 1 at the end of the year due to active trading.
(c)	A security with a market value of $134,148 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(d)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets
	Unrealized depreciation	$(1,204,166	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$53,692,332

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$3,607,783

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $288,459,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$495,582,497
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$450,531,271

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$725,242,671
Aggregate gross unrealized depreciation	(235,407,493)

Net unrealized appreciation	$489,835,178

Federal income tax cost of investments	$2,529,392,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $2,289,562)	$1,840,201
Unaffiliated Issuers (Cost $2,310,392,080)	2,799,553,794
Repurchase Agreements (Cost $217,833,316)	217,833,316
Cash	300,411,417
Cash held as collateral at broker	15,825,600
Dividends, interest and other receivables	3,525,934
Receivable from Separate Accounts for Trust shares sold	1,075,831
Securities lending income receivable	432,960
Other assets	8,341

Total assets	3,340,507,394

LIABILITIES
Payable for return of collateral on securities loaned	217,833,316
Due to broker for futures variation margin	1,366,578
Investment management fees payable	1,180,588
Administrative fees payable	333,345
Payable to Separate Accounts for Trust shares redeemed	330,540
Distribution fees payable – Class IB	134,090
Trustees’ fees payable	4,157
Accrued expenses	95,718

Total liabilities	221,278,332

NET ASSETS	$3,119,229,062

Net assets were comprised of:
Paid in capital	$2,583,025,563
Accumulated undistributed net investment income (loss)	2,038,238
Accumulated undistributed net realized gain (loss) on investments and futures	46,657,074
Net unrealized appreciation (depreciation) on investments and futures	487,508,187

Net assets	$3,119,229,062

Class IB
Net asset value, offering and redemption price per share, $628,297,946 / 31,361,998 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.03

Class K
Net asset value, offering and redemption price per share, $2,490,931,116 / 123,583,529 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.16

(x)	Includes value of securities on loan of $216,654,554.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($171,582 of dividend income received from affiliates) (net of $16,318 foreign withholding tax)	$37,185,074
Interest	595,656
Securities lending (net)	3,879,956

Total income	41,660,686

EXPENSES
Investment management fees	12,051,125
Administrative fees	3,590,701
Distribution fees – Class IB	1,440,322
Printing and mailing expenses	180,188
Professional fees	111,875
Custodian fees	105,400
Trustees’ fees	60,849
Miscellaneous	69,454

Gross expenses	17,609,914
Less: Waiver from investment manager	(172,120)

Net expenses	17,437,794

NET INVESTMENT INCOME (LOSS)	24,222,892

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	45,797,222
Futures	53,692,332

Net realized gain (loss)	99,489,554

Change in unrealized appreciation (depreciation) on:
Investments ($99,550 of change in unrealized appreciation (depreciation) from affiliates)	419,509,030
Futures	3,607,783

Net change in unrealized appreciation (depreciation)	423,116,813

NET REALIZED AND UNREALIZED GAIN (LOSS)	522,606,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$546,829,259

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,222,892	$13,160,840
Net realized gain (loss) on investments and futures	99,489,554	115,614,335
Net change in unrealized appreciation (depreciation) on investments and futures	423,116,813	(264,577,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	546,829,259	(135,802,372)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,678,480)	(1,969,148)
Class K	(21,178,307)	(11,483,829)

	(24,856,787)	(13,452,977)

Distributions from net realized capital gains
Class IB	(11,120,928)	(25,697,861)
Class K	(44,232,154)	(84,242,899)

	(55,353,082)	(109,940,760)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(80,209,869)	(123,393,737)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (112) shares, respectively ]	—	(2,230)

Total Class IA transactions	—	(2,230)

Class IB
Capital shares sold [ 1,277,952 and 1,328,681 shares, respectively ]	22,031,484	24,886,939
Capital shares issued in reinvestment of dividends and distributions [ 735,132 and 1,632,600 shares, respectively ]	14,799,408	27,667,009
Capital shares repurchased [ (5,351,277) and (5,027,705) shares, respectively ]	(94,676,518)	(94,701,747)

Total Class IB transactions	(57,845,626)	(42,147,799)

Class K
Capital shares sold [ 25,234,117 and 15,423,763 shares, respectively ]	416,742,488	293,260,736
Capital shares issued in reinvestment of dividends and distributions [ 3,229,770 and 5,618,499 shares, respectively ]	65,410,461	95,726,728
Capital shares repurchased [ (20,561,040) and (3,383,813) shares, respectively ]	(342,843,684)	(62,682,502)

Total Class K transactions	139,309,265	326,304,962

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	81,463,639	284,154,933

TOTAL INCREASE (DECREASE) IN NET ASSETS	548,083,029	24,958,824
NET ASSETS:
Beginning of year	2,571,146,033	2,546,187,209

End of year (a)	$3,119,229,062	$2,571,146,033

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,038,238	$749,440

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$18.93	$19.13	$15.18	$13.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	(0.08)†	0.04
Net realized and unrealized gain (loss) on investments and futures	0.97	0.75	5.70	2.02

Total from investment operations	0.98	0.76	5.62	2.06

Less distributions:
Dividends from net investment income	—	(0.02)	(0.01)	(0.03)
Distributions from net realized gains	—	(0.94)	(1.66)	(0.20)

Total dividends and distributions	—	(0.96)	(1.67)	(0.23)

Net asset value, end of year	$19.91	$18.93	$19.13	$15.18

Total return	5.18%	4.06%	37.49%	15.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$164
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.88%	0.89%
Before waivers and reimbursements (f)	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.13%	0.08%	(0.49)%	0.27%
Before waivers and reimbursements (f)	0.13%	0.08%	(0.49)%	0.27%
Portfolio turnover rate^	20%	19%	19%	19%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.02	$18.81	$19.02	$15.11	$13.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments and futures	3.37	(1.03)	0.73	5.56	2.02

Total from investment operations	3.49	(0.97)	0.75	5.58	2.06

Less distributions:
Dividends from net investment income	(0.12)	(0.06)	(0.02)	(0.01)	(0.03)
Distributions from net realized gains	(0.36)	(0.76)	(0.94)	(1.66)	(0.20)

Total dividends and distributions	(0.48)	(0.82)	(0.96)	(1.67)	(0.23)

Net asset value, end of year	$20.03	$17.02	$18.81	$19.02	$15.11

Total return	20.49%	(5.09)%	4.03%	37.40%	15.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$628,298	$590,553	$691,603	$771,870	$73,210
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.85%	0.87%	0.88%	0.89%
Before waivers and reimbursements (f)	0.85%	0.85%	0.87%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.69%	0.29%	0.08%	0.13%	0.28%
Before waivers and reimbursements (f)	0.68%	0.29%	0.08%	0.13%	0.28%
Portfolio turnover rate^	18%	20%	19%	19%	19%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.12	$18.92	$19.12	$15.18	$13.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.11	0.07	0.05	0.08
Net realized and unrealized gain (loss) on investments and futures	3.40	(1.05)	0.73	5.61	2.01

Total from investment operations	3.57	(0.94)	0.80	5.66	2.09

Less distributions:
Dividends from net investment income	(0.17)	(0.10)	(0.06)	(0.06)	(0.06)
Distributions from net realized gains	(0.36)	(0.76)	(0.94)	(1.66)	(0.20)

Total dividends and distributions	(0.53)	(0.86)	(1.00)	(1.72)	(0.26)

Net asset value, end of year	$20.16	$17.12	$18.92	$19.12	$15.18

Total return	20.86%	(4.87)%	4.31%	37.77%	15.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,490,931	$1,980,593	$1,854,582	$1,421,843	$840,249
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.60%	0.62%	0.63%	0.64%
Before waivers and reimbursements (f)	0.60%	0.60%	0.62%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.95%	0.56%	0.35%	0.29%	0.56%
Before waivers and reimbursements (f)	0.94%	0.56%	0.35%	0.29%	0.56%
Portfolio turnover rate^	18%	20%	19%	19%	19%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.13)%	5.20%	1.94%
Portfolio – Class K Shares**	0.13	5.46	3.98
MSCI EAFE Index	1.00	6.53	4.06
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	2.13	6.36	3.60
Volatility Managed Index – International	(1.69)	5.91	3.60
Volatility Managed Index – International Proxy	0.01	6.16	3.69
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.13)% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy returned 1.00%, 2.13%, (1.69)% and 0.01%, respectively, over the same period

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31,2016 were materials, energy, industrials, information technology and financials.

•	The top five stocks that provided the most positive impact on performance for the year ending December 31, 2016 were Siemens AG, Total SA, BASF SE, BNP Paribas and Royal Dutch Shell.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2016 were health care, telecommunication services, consumer staples, utilities and real estate.

•	The five stocks that had the least impact to performance for the year ending December 31, 2016 were Bayer AG, Unicredit SPA, BT Group, Vodafone Group and Intesa Sanpaolo S.P.A.

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$367,499,938	18.8%
Industrials	243,601,615	12.4
Consumer Discretionary	214,414,117	10.9
Consumer Staples	194,106,445	9.9
Health Care	185,471,766	9.5
Materials	137,227,635	7.0
Information Technology	95,477,329	4.9
Energy	95,128,441	4.8
Telecommunication Services	81,210,197	4.1
Real Estate	64,995,385	3.3
Utilities	58,332,011	3.0
Repurchase Agreements	20,200,465	1.0
Investment Company	10,251,856	0.6
Cash and Other	192,016,069	9.8

		100.0%

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,045.49	$4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.42
Class K
Actual	1,000.00	1,047.02	3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.02	3.15

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.6%)
AGL Energy Ltd.	98,016	$1,562,497
Alumina Ltd. (x)	366,195	483,604
Amcor Ltd.	164,738	1,777,303
AMP Ltd.	421,057	1,531,433
APA Group	159,993	989,483
Aristocrat Leisure Ltd.	79,998	894,824
ASX Ltd.	27,859	999,995
Aurizon Holdings Ltd.	284,797	1,037,895
AusNet Services	286,920	327,148
Australia & New Zealand Banking Group Ltd.	417,728	9,170,212
Bank of Queensland Ltd. (x)	55,850	478,410
Bendigo & Adelaide Bank Ltd.	57,878	530,867
BHP Billiton Ltd.	459,841	8,316,017
BHP Billiton plc	304,765	4,907,114
Boral Ltd.	164,889	643,748
Brambles Ltd.	221,984	1,986,415
Caltex Australia Ltd.	37,687	828,415
Challenger Ltd.	85,593	694,274
CIMIC Group Ltd.	14,096	355,423
Coca-Cola Amatil Ltd.	76,139	556,051
Cochlear Ltd. (x)	8,420	744,650
Commonwealth Bank of Australia (x)	243,528	14,482,896
Computershare Ltd.	61,570	553,623
Crown Resorts Ltd.	50,305	420,384
CSL Ltd.	65,504	4,746,477
Dexus Property Group (REIT) (x)	134,750	935,471
Domino’s Pizza Enterprises Ltd.	8,095	379,656
DUET Group	351,188	694,411
Flight Centre Travel Group Ltd.	6,786	153,280
Fortescue Metals Group Ltd.	215,380	915,477
Goodman Group (REIT)	256,782	1,321,237
GPT Group (The) (REIT)	242,532	880,367
Harvey Norman Holdings Ltd.	91,648	339,948
Healthscope Ltd.	263,245	435,033
Incitec Pivot Ltd.	250,687	651,270
Insurance Australia Group Ltd.	349,691	1,511,603
LendLease Group	79,971	843,736
Macquarie Group Ltd.	44,407	2,791,875
Medibank Pvt Ltd.	390,305	794,291
Mirvac Group (REIT)	531,046	816,278
National Australia Bank Ltd.	378,737	8,382,588
Newcrest Mining Ltd.	111,137	1,624,091
Oil Search Ltd.	191,751	992,164
Orica Ltd.	55,396	706,785
Origin Energy Ltd.	261,627	1,244,213
Qantas Airways Ltd.	65,126	156,504
QBE Insurance Group Ltd.	194,501	1,743,292
Ramsay Health Care Ltd.	19,866	979,169
REA Group Ltd.	8,181	326,068
Santos Ltd.	237,956	690,318
Scentre Group (REIT) (x)	734,524	2,459,521
SEEK Ltd.	43,568	467,840
Sonic Healthcare Ltd.	54,351	839,359
South32 Ltd.	770,428	1,528,943
Stockland (REIT)	348,468	1,151,741
Suncorp Group Ltd.	184,715	1,802,210

Sydney Airport	164,005	$708,942
Tabcorp Holdings Ltd.	120,042	416,682
Tatts Group Ltd.	193,799	626,551
Telstra Corp. Ltd.	619,745	2,280,919
TPG Telecom Ltd.	44,438	218,708
Transurban Group	295,093	2,197,684
Treasury Wine Estates Ltd.	105,159	810,484
Vicinity Centres (REIT)	475,722	1,026,481
Vocus Communications Ltd.	66,828	186,636
Wesfarmers Ltd.	161,824	4,921,121
Westfield Corp. (REIT)	278,981	1,888,444
Westpac Banking Corp.	477,606	11,236,058
Woodside Petroleum Ltd.	104,851	2,357,744
Woolworths Ltd.	181,320	3,153,475

		129,607,826

Austria (0.2%)
ANDRITZ AG	10,219	513,057
Erste Group Bank AG*	43,076	1,261,695
OMV AG	22,953	810,859
Raiffeisen Bank International AG*	14,819	271,114
voestalpine AG	14,012	550,018

		3,406,743

Belgium (1.0%)
Ageas	28,474	1,127,291
Anheuser-Busch InBev SA/NV	108,751	11,510,636
Colruyt SA	9,696	479,756
Groupe Bruxelles Lambert SA	11,780	988,545
KBC Group NV	35,440	2,194,707
Proximus SADP	21,336	614,488
Solvay SA	10,971	1,285,939
Telenet Group Holding NV*	6,355	352,675
UCB SA	18,116	1,161,542
Umicore SA	12,798	729,499

		20,445,078

Chile (0.0%)
Antofagasta plc	49,471	411,534

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	239,327	134,690

Denmark (1.5%)
AP Moller – Maersk A/S, Class A	491	741,801
AP Moller – Maersk A/S, Class B	938	1,496,816
Carlsberg A/S, Class B	15,444	1,332,831
Chr Hansen Holding A/S	13,541	749,860
Coloplast A/S, Class B	16,361	1,103,397
Danske Bank A/S	98,840	2,997,739
DONG Energy A/S*§(b)	12,000	454,683
DSV A/S	25,384	1,129,296
Genmab A/S*	8,047	1,336,514
ISS A/S	23,423	790,661
Novo Nordisk A/S, Class B	273,745	9,872,262
Novozymes A/S, Class B	32,345	1,115,187
Pandora A/S	15,321	2,004,475
TDC A/S*	113,119	580,771

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tryg A/S	18,807	$340,057
Vestas Wind Systems A/S	32,062	2,083,746
William Demant Holding A/S*	18,715	325,409

		28,455,505

Finland (0.9%)
Elisa OYJ	19,364	630,462
Fortum OYJ	62,697	961,591
Kone OYJ, Class B	47,502	2,128,627
Metso OYJ	16,145	460,566
Neste OYJ	17,896	687,595
Nokia OYJ	835,470	4,034,951
Nokian Renkaat OYJ	14,045	523,666
Orion OYJ, Class B	13,189	587,129
Sampo OYJ, Class A	63,725	2,856,942
Stora Enso OYJ, Class R	77,201	829,722
UPM-Kymmene OYJ	80,469	1,977,031
Wartsila OYJ Abp	21,628	971,683

		16,649,965

France (8.8%)
Accor SA	24,803	925,038
Aeroports de Paris (x)	4,442	476,004
Air Liquide SA	55,548	6,177,630
Airbus Group SE	83,861	5,547,281
Alstom SA*	23,376	644,082
Arkema SA	9,589	938,123
Atos SE	13,033	1,375,349
AXA SA‡	278,130	7,022,173
BNP Paribas SA	151,686	9,668,156
Bollore SA	123,028	433,843
Bouygues SA	27,698	992,626
Bureau Veritas SA	36,673	710,697
Capgemini SA	23,082	1,947,426
Carrefour SA	78,277	1,886,097
Casino Guichard Perrachon SA	7,900	379,123
Christian Dior SE	7,852	1,646,882
Cie de Saint-Gobain	70,867	3,301,341
Cie Generale des Etablissements Michelin	26,596	2,959,207
CNP Assurances	21,726	402,510
Credit Agricole SA	148,404	1,840,242
Danone SA	84,525	5,356,309
Dassault Aviation SA	325	363,185
Dassault Systemes SE	18,288	1,393,570
Edenred	30,219	599,142
Eiffage SA	8,426	587,613
Electricite de France SA (x)	42,340	431,430
Engie SA	206,580	2,635,572
Essilor International SA	29,716	3,357,967
Eurazeo SA	5,320	311,253
Eutelsat Communications SA	22,466	435,020
Fonciere Des Regions (REIT)	5,115	446,574
Gecina SA (REIT)	5,887	814,589
Groupe Eurotunnel SE (Registered)	67,519	642,081
Hermes International	3,842	1,577,270
ICADE (REIT)	5,746	410,030
Iliad SA	3,852	740,611
Imerys SA	4,701	356,639
Ingenico Group SA	8,152	651,056
JCDecaux SA (x)	10,542	309,940

Kering (x)	10,712	$2,405,168
Klepierre (REIT)	31,406	1,234,608
Lagardere SCA	18,611	517,101
Legrand SA	37,672	2,139,410
L’Oreal SA	36,273	6,620,893
LVMH Moet Hennessy Louis Vuitton SE	40,029	7,643,566
Natixis SA	141,425	797,949
Orange SA	286,952	4,360,236
Pernod Ricard SA	30,766	3,334,121
Peugeot SA*	68,397	1,115,611
Publicis Groupe SA	27,554	1,901,259
Remy Cointreau SA	2,786	237,606
Renault SA	26,907	2,393,632
Rexel SA	42,926	706,484
Safran SA	44,959	3,238,051
Sanofi	165,821	13,423,008
Schneider Electric SE	80,185	5,580,130
SCOR SE	23,422	809,429
SEB SA	3,222	436,673
SFR Group SA*	15,112	426,802
Societe BIC SA	4,308	585,671
Societe Generale SA	109,855	5,405,539
Sodexo SA (x)	13,091	1,504,802
Suez	44,936	662,936
Technip SA	16,036	1,144,653
Thales SA	15,636	1,516,389
TOTAL SA.	319,422	16,381,592
Unibail-Rodamco SE (REIT)	14,185	3,385,795
Valeo SA	33,909	1,949,266
Veolia Environnement SA	64,641	1,100,617
Vinci SA	72,318	4,925,323
Vivendi SA	146,906	2,792,036
Wendel SA	4,320	520,228
Zodiac Aerospace (x)	29,286	672,511

		172,562,776

Germany (8.2%)
adidas AG	27,122	4,286,778
Allianz SE (Registered)	65,432	10,813,688
Axel Springer SE	6,249	303,444
BASF SE	131,505	12,224,642
Bayer AG (Registered)	118,400	12,354,944
Bayerische Motoren Werke AG	47,658	4,452,338
Bayerische Motoren Werke AG (Preference) (q)	7,640	584,671
Beiersdorf AG	14,632	1,241,431
Brenntag AG	21,844	1,214,088
Commerzbank AG	152,605	1,163,995
Continental AG	15,657	3,027,622
Covestro AG§	8,786	602,823
Daimler AG (Registered)	137,859	10,262,694
Deutsche Bank AG (Registered)*	195,865	3,556,558
Deutsche Boerse AG*	27,287	2,227,233
Deutsche Lufthansa AG (Registered)	35,241	455,173
Deutsche Post AG (Registered)	139,808	4,596,820
Deutsche Telekom AG (Registered)	461,697	7,948,617
Deutsche Wohnen AG	48,634	1,527,646
E.ON SE	291,285	2,054,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Evonik Industries AG	23,352	$697,623
Fraport AG Frankfurt Airport Services Worldwide	6,127	362,273
Fresenius Medical Care AG & Co. KGaA	31,206	2,642,702
Fresenius SE & Co. KGaA	59,023	4,613,815
Fuchs Petrolub SE (Preference) (q)	9,525	399,856
GEA Group AG	26,418	1,063,135
Hannover Rueck SE	8,089	875,330
HeidelbergCement AG	20,102	1,875,444
Henkel AG & Co. KGaA	14,773	1,539,218
Henkel AG & Co. KGaA (Preference) (q)	25,612	3,053,273
HOCHTIEF AG	2,894	405,319
HUGO BOSS AG	8,778	537,131
Infineon Technologies AG	162,017	2,815,734
Innogy SE*§	19,872	690,512
K+S AG (Registered)	26,827	640,753
LANXESS AG	12,532	822,509
Linde AG	26,778	4,400,125
MAN SE	5,378	534,016
Merck KGaA	18,338	1,913,942
METRO AG (x)	24,311	808,291
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	23,275	4,401,502
OSRAM Licht AG	11,977	628,173
Porsche Automobil Holding SE (Preference) (q)	22,113	1,204,365
ProSiebenSat.1 Media SE	30,934	1,192,120
RWE AG*	71,925	894,536
SAP SE	140,715	12,266,119
Schaeffler AG (Preference) (q)	21,595	319,498
Siemens AG (Registered)	108,488	13,338,547
Symrise AG	17,883	1,088,623
Telefonica Deutschland Holding AG	98,865	423,566
thyssenkrupp AG	51,354	1,223,868
TUI AG	72,531	1,039,573
United Internet AG (Registered)	20,304	792,832
Volkswagen AG	4,376	629,925
Volkswagen AG (Preference) (q)	26,572	3,729,935
Vonovia SE	64,357	2,093,671
Zalando SE*§	13,220	505,013

		161,362,434

Hong Kong (2.9%)
AIA Group Ltd.	1,725,212	9,733,448
ASM Pacific Technology Ltd.	41,300	437,526
Bank of East Asia Ltd. (The)	174,000	666,426
BOC Hong Kong Holdings Ltd.	518,000	1,853,698
Cathay Pacific Airways Ltd. (x)	156,000	205,197
Cheung Kong Infrastructure Holdings Ltd.	99,000	787,710
Cheung Kong Property Holdings Ltd.	380,152	2,331,063
CK Hutchison Holdings Ltd.	389,152	4,411,176
CLP Holdings Ltd.	232,000	2,131,665
First Pacific Co. Ltd.	361,750	252,845

Galaxy Entertainment Group Ltd.	338,000	$1,473,261
Hang Lung Group Ltd.	126,000	438,713
Hang Lung Properties Ltd.	321,000	680,539
Hang Seng Bank Ltd.	108,600	2,020,888
Henderson Land Development Co. Ltd.	150,433	800,227
HK Electric Investments & HK Electric Investments Ltd. (x)§	430,500	355,303
HKT Trust & HKT Ltd. (x)	375,013	459,910
Hong Kong & China Gas Co. Ltd. (x)	1,094,975	1,940,158
Hong Kong Exchanges & Clearing Ltd. (x)	162,258	3,833,344
Hongkong Land Holdings Ltd.	168,400	1,040,712
Hutchison Port Holdings Trust (BATS Exchange)	434,400	195,480
Hutchison Port Holdings Trust (Singapore Stock Exchange)	371,000	161,385
Hysan Development Co. Ltd.	98,000	405,042
Jardine Matheson Holdings Ltd.	36,400	1,968,876
Kerry Properties Ltd. (x)	81,000	219,879
Li & Fung Ltd.	824,000	362,350
Link REIT (REIT)	318,500	2,070,075
Melco Crown Entertainment Ltd. (ADR)	29,148	463,453
MTR Corp. Ltd. (x)	188,000	913,998
New World Development Co. Ltd.	813,109	859,823
NWS Holdings Ltd. (x)	226,526	369,242
PCCW Ltd. (x)	639,000	346,096
Power Assets Holdings Ltd.	199,000	1,754,033
Sands China Ltd.	348,000	1,512,361
Shangri-La Asia Ltd. (x)	258,000	272,157
Sino Land Co. Ltd.	466,600	699,193
SJM Holdings Ltd. (x)	249,000	195,231
Sun Hung Kai Properties Ltd.	207,000	2,616,029
Swire Pacific Ltd., Class A	75,500	720,972
Swire Properties Ltd.	169,000	466,387
Techtronic Industries Co. Ltd. (x)	205,000	734,928
WH Group Ltd. (x)§	1,149,000	929,039
Wharf Holdings Ltd. (The)	187,900	1,249,113
Wheelock & Co. Ltd. (x)	106,000	596,673
Yue Yuen Industrial Holdings Ltd.	97,000	352,125

		56,287,749

Ireland (0.7%)
AerCap Holdings NV*	23,249	967,391
Bank of Ireland*	3,494,798	860,839
CRH plc	119,621	4,149,662
Experian plc	136,738	2,652,440
James Hardie Industries plc (CDI)	62,945	997,971
Kerry Group plc, Class A	22,164	1,584,171
Paddy Power Betfair plc	11,659	1,245,694
Ryanair Holdings plc*	15,627	238,604
Ryanair Holdings plc (ADR)*	1,267	105,490

		12,802,262

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Israel (0.5%)
Azrieli Group Ltd.	8,549	$370,852
Bank Hapoalim BM	142,810	849,360
Bank Leumi Le-Israel BM*	187,755	773,042
Bezeq The Israeli Telecommunication Corp. Ltd.	327,938	623,176
Check Point Software Technologies Ltd.*	18,484	1,561,159
Elbit Systems Ltd.	3,355	339,676
Frutarom Industries Ltd.	5,468	279,784
Israel Chemicals Ltd. (x)	54,271	222,604
Mizrahi Tefahot Bank Ltd. (x)	16,129	235,944
Nice Ltd.	9,769	665,967
Teva Pharmaceutical Industries Ltd. (ADR)	128,781	4,668,311

		10,589,875

Italy (1.6%)
Assicurazioni Generali SpA	161,536	2,400,977
Atlantia SpA	59,096	1,384,737
Enel SpA	1,074,505	4,736,953
Eni SpA	359,659	5,856,865
Ferrari NV	16,848	980,748
Intesa Sanpaolo SpA	141,635	333,072
Intesa Sanpaolo SpA (RNC)	1,833,052	4,681,118
Leonardo-Finmeccanica SpA*	57,026	800,779
Luxottica Group SpA	24,874	1,337,983
Mediobanca SpA	80,233	654,966
Poste Italiane SpA§	75,487	501,004
Prysmian SpA	25,694	659,942
Saipem SpA*	900,174	506,949
Snam SpA	362,561	1,493,777
Telecom Italia SpA*	883,970	639,261
Telecom Italia SpA (RNC)*	1,411,118	1,243,291
Terna Rete Elettrica Nazionale SpA	222,728	1,020,347
UniCredit SpA	751,844	2,163,766
UnipolSai SpA	148,746	317,852

		31,714,387

Japan (21.4%)
ABC-Mart, Inc.	4,700	266,216
Acom Co. Ltd.*	50,400	220,358
Aeon Co. Ltd.	92,500	1,310,631
AEON Financial Service Co. Ltd. (x)	13,000	231,025
Aeon Mall Co. Ltd.	13,230	186,097
Air Water, Inc.	21,000	379,123
Aisin Seiki Co. Ltd.	28,000	1,214,631
Ajinomoto Co., Inc.	80,000	1,611,294
Alfresa Holdings Corp.	27,200	450,095
Alps Electric Co. Ltd.	28,200	681,867
Amada Holdings Co. Ltd.	48,300	539,307
ANA Holdings, Inc.	182,000	490,213
Aozora Bank Ltd.	166,000	586,593
Asahi Glass Co. Ltd. (x)	148,000	1,007,983
Asahi Group Holdings Ltd.	54,300	1,714,370
Asahi Kasei Corp.	183,000	1,596,308
Asics Corp. (x)	22,400	447,521
Astellas Pharma, Inc.	298,900	4,151,993
Bandai Namco Holdings, Inc.	28,000	772,620

Bank of Kyoto Ltd. (The) (x)	43,000	$319,350
Benesse Holdings, Inc.	10,300	283,773
Bridgestone Corp.	92,800	3,345,961
Brother Industries Ltd.	33,400	602,700
Calbee, Inc.	11,100	347,602
Canon, Inc.	150,900	4,254,250
Casio Computer Co. Ltd.	30,200	427,128
Central Japan Railway Co.	20,500	3,372,963
Chiba Bank Ltd. (The)	103,000	631,880
Chubu Electric Power Co., Inc.	93,500	1,306,400
Chugai Pharmaceutical Co. Ltd.	30,800	884,141
Chugoku Bank Ltd. (The)	19,600	281,401
Chugoku Electric Power Co., Inc. (The) (x)	40,400	473,911
Concordia Financial Group Ltd.	166,700	802,442
Credit Saison Co. Ltd.	22,800	405,182
Cyberdyne, Inc. (x)*	12,900	182,338
Dai Nippon Printing Co. Ltd.	73,000	721,412
Daicel Corp.	38,200	421,630
Dai-ichi Life Holdings, Inc.	152,400	2,537,501
Daiichi Sankyo Co. Ltd.	87,700	1,794,520
Daikin Industries Ltd.	32,900	3,021,874
Daito Trust Construction Co. Ltd.	10,200	1,534,255
Daiwa House Industry Co. Ltd.	81,800	2,236,858
Daiwa House REIT Investment Corp. (REIT)	192	485,606
Daiwa Securities Group, Inc.	236,000	1,454,467
DeNA Co. Ltd.	15,000	327,786
Denso Corp.	67,000	2,902,426
Dentsu, Inc.	30,781	1,448,518
Don Quijote Holdings Co. Ltd.	16,100	595,786
East Japan Railway Co.	47,209	4,079,665
Eisai Co. Ltd.	36,700	2,106,384
Electric Power Development Co. Ltd.	20,000	460,321
FamilyMart UNY Holdings Co. Ltd.	11,600	772,175
FANUC Corp.	27,700	4,696,261
Fast Retailing Co. Ltd.	7,700	2,755,859
Fuji Electric Co. Ltd.	84,000	435,542
Fuji Heavy Industries Ltd.	88,100	3,597,118
FUJIFILM Holdings Corp.	62,600	2,375,452
Fujitsu Ltd.	271,000	1,506,006
Fukuoka Financial Group, Inc.	120,000	532,877
Hachijuni Bank Ltd. (The)	50,000	290,053
Hakuhodo DY Holdings, Inc.	33,300	410,284
Hamamatsu Photonics KK	21,000	552,513
Hankyu Hanshin Holdings, Inc.	35,200	1,129,412
Hikari Tsushin, Inc.	3,100	288,847
Hino Motors Ltd.	36,900	375,709
Hirose Electric Co. Ltd.	4,595	569,682
Hiroshima Bank Ltd. (The)	61,000	284,971
Hisamitsu Pharmaceutical Co., Inc.	8,900	445,476
Hitachi Chemical Co. Ltd.	12,400	310,119
Hitachi Construction Machinery Co. Ltd. (x)	17,400	376,808
Hitachi High-Technologies Corp.	10,100	407,457
Hitachi Ltd.	693,000	3,747,388
Hitachi Metals Ltd.	31,200	422,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hokuriku Electric Power Co.	28,500	$319,444
Honda Motor Co. Ltd.	233,600	6,825,617
Hoshizaki Corp.	6,700	530,267
Hoya Corp.	58,700	2,466,530
Hulic Co. Ltd. (x)	43,200	384,041
Idemitsu Kosan Co. Ltd.	13,200	350,682
IHI Corp.*	219,000	569,634
Iida Group Holdings Co. Ltd.	20,800	394,555
Inpex Corp.	131,100	1,313,524
Isetan Mitsukoshi Holdings Ltd.	46,500	501,305
Isuzu Motors Ltd.	82,500	1,045,412
ITOCHU Corp.	214,300	2,845,721
J Front Retailing Co. Ltd.	34,300	462,225
Japan Airlines Co. Ltd.	16,538	483,228
Japan Airport Terminal Co. Ltd.	5,200	187,979
Japan Exchange Group, Inc.	75,300	1,075,944
Japan Post Bank Co. Ltd.	59,100	709,453
Japan Post Holdings Co. Ltd.	64,100	800,187
Japan Prime Realty Investment Corp. (REIT) (x)	122	480,693
Japan Real Estate Investment Corp. (REIT)	188	1,024,650
Japan Retail Fund Investment Corp. (REIT)	381	771,291
Japan Tobacco, Inc.	157,700	5,186,728
JFE Holdings, Inc.	74,800	1,139,200
JGC Corp.	31,000	563,371
JSR Corp.	29,000	457,301
JTEKT Corp.	29,500	472,000
JX Holdings, Inc.	310,590	1,314,643
Kajima Corp.	125,000	865,241
Kakaku.com, Inc.	21,900	362,392
Kamigumi Co. Ltd.	35,000	333,604
Kaneka Corp.	37,000	301,382
Kansai Electric Power Co., Inc. (The)*	98,900	1,081,448
Kansai Paint Co. Ltd. (x)	34,200	630,012
Kao Corp.	71,500	3,389,788
Kawasaki Heavy Industries Ltd.	206,000	646,862
KDDI Corp.	262,800	6,654,602
Keihan Holdings Co. Ltd.	67,000	440,265
Keikyu Corp.	68,000	788,364
Keio Corp. (x)	84,000	690,687
Keisei Electric Railway Co. Ltd.	19,000	461,202
Keyence Corp.	6,460	4,432,873
Kikkoman Corp. (x)	21,000	672,000
Kintetsu Group Holdings Co. Ltd.	262,000	999,803
Kirin Holdings Co. Ltd.	116,300	1,892,145
Kobe Steel Ltd. (x)*	48,100	459,702
Koito Manufacturing Co. Ltd.	16,100	852,697
Komatsu Ltd.	130,200	2,949,343
Konami Holdings Corp. (x)	13,600	549,236
Konica Minolta, Inc.	66,400	659,597
Kose Corp.	4,700	390,477
Kubota Corp.	151,500	2,162,804
Kuraray Co. Ltd. (x)	52,500	788,791
Kurita Water Industries Ltd.	15,500	341,365
Kyocera Corp.	45,300	2,252,694
Kyowa Hakko Kirin Co. Ltd.	38,200	528,181
Kyushu Electric Power Co., Inc.	63,200	685,669
Kyushu Financial Group, Inc.	43,900	297,863

Lawson, Inc.	9,200	$646,263
LINE Corp. (x)*	6,200	212,723
Lion Corp.	34,000	558,545
LIXIL Group Corp.	38,600	876,530
M3, Inc. (x)	26,000	655,144
Mabuchi Motor Co. Ltd.	7,500	391,444
Makita Corp.	16,400	1,098,712
Marubeni Corp.	234,400	1,329,286
Marui Group Co. Ltd.	33,600	490,740
Maruichi Steel Tube Ltd.	8,900	289,750
Mazda Motor Corp.	77,400	1,266,214
McDonald’s Holdings Co. Japan Ltd. (x)	10,276	269,044
Mebuki Financial Group, Inc.	135,050	500,335
Medipal Holdings Corp.	24,500	386,340
MEIJI Holdings Co. Ltd.	15,922	1,247,876
Minebea Co. Ltd.	48,400	453,873
Miraca Holdings, Inc.	7,900	354,866
MISUMI Group, Inc.	39,200	645,312
Mitsubishi Chemical Holdings Corp.	186,100	1,206,963
Mitsubishi Corp.	216,300	4,608,231
Mitsubishi Electric Corp.	277,000	3,862,002
Mitsubishi Estate Co. Ltd.	180,000	3,584,599
Mitsubishi Gas Chemical Co., Inc.	24,000	409,668
Mitsubishi Heavy Industries Ltd.	455,000	2,073,437
Mitsubishi Logistics Corp.	13,000	183,863
Mitsubishi Materials Corp.	14,600	448,462
Mitsubishi Motors Corp.	106,900	609,158
Mitsubishi Tanabe Pharma Corp.	33,300	653,321
Mitsubishi UFJ Financial Group, Inc.	1,825,800	11,250,833
Mitsubishi UFJ Lease & Finance Co. Ltd.	59,300	306,457
Mitsui & Co. Ltd.	246,000	3,382,434
Mitsui Chemicals, Inc.	135,000	606,417
Mitsui Fudosan Co. Ltd.	128,000	2,962,481
Mitsui OSK Lines Ltd.	187,000	518,400
Mixi, Inc.	4,800	175,367
Mizuho Financial Group, Inc.	3,405,235	6,112,670
MS&AD Insurance Group Holdings, Inc.	71,580	2,219,516
Murata Manufacturing Co. Ltd.	27,400	3,668,963
Nabtesco Corp.	14,500	337,330
Nagoya Railroad Co. Ltd.	124,000	599,444
NEC Corp.	351,000	930,995
Nexon Co. Ltd.	22,300	323,219
NGK Insulators Ltd.	37,000	717,681
NGK Spark Plug Co. Ltd.	23,300	517,933
NH Foods Ltd.	24,000	647,872
Nidec Corp.	34,100	2,942,447
Nikon Corp.	47,100	732,241
Nintendo Co. Ltd.	16,200	3,401,480
Nippon Building Fund, Inc. (REIT)	203	1,123,773
Nippon Electric Glass Co. Ltd.	66,000	356,894
Nippon Express Co. Ltd.	117,000	629,673
Nippon Paint Holdings Co. Ltd.	23,800	648,582
Nippon Prologis REIT, Inc. (REIT)	216	441,518

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Nippon Steel & Sumitomo Metal Corp.	116,408	$2,596,583
Nippon Telegraph & Telephone Corp.	100,048	4,204,798
Nippon Yusen KK	240,000	445,604
Nissan Chemical Industries Ltd.	17,600	588,047
Nissan Motor Co. Ltd.	342,300	3,442,769
Nisshin Seifun Group, Inc.	31,415	471,460
Nissin Foods Holdings Co. Ltd.	8,400	441,292
Nitori Holdings Co. Ltd.	11,500	1,314,567
Nitto Denko Corp.	23,700	1,818,741
NOK Corp.	11,300	228,756
Nomura Holdings, Inc.	509,800	3,005,803
Nomura Real Estate Holdings, Inc.	19,300	328,286
Nomura Real Estate Master Fund, Inc. (REIT)	569	860,742
Nomura Research Institute Ltd.	19,866	605,116
NSK Ltd.	67,100	777,355
NTT Data Corp.	17,500	845,989
NTT DOCOMO, Inc.	198,400	4,520,549
Obayashi Corp.	95,300	910,803
Obic Co. Ltd.	8,500	371,636
Odakyu Electric Railway Co. Ltd.	45,000	890,567
Oji Holdings Corp.	112,000	456,145
Olympus Corp.	41,600	1,437,981
Omron Corp.	27,500	1,055,294
Ono Pharmaceutical Co. Ltd.	58,900	1,287,863
Oracle Corp. Japan	5,900	297,335
Oriental Land Co. Ltd.	31,200	1,763,484
ORIX Corp.	185,100	2,888,748
Osaka Gas Co. Ltd.	283,000	1,088,657
Otsuka Corp.	7,400	345,703
Otsuka Holdings Co. Ltd.	55,200	2,405,421
Panasonic Corp.	316,700	3,223,227
Park24 Co. Ltd. (x)	13,300	360,736
Pola Orbis Holdings, Inc. (x)	3,500	288,984
Rakuten, Inc.	133,500	1,308,443
Recruit Holdings Co. Ltd.	52,600	2,110,751
Resona Holdings, Inc.	321,605	1,649,644
Ricoh Co. Ltd.	101,900	861,409
Rinnai Corp.	4,800	387,286
Rohm Co. Ltd.	13,800	794,644
Ryohin Keikaku Co. Ltd.	3,300	646,871
Sankyo Co. Ltd.	7,400	239,016
Santen Pharmaceutical Co. Ltd.	51,800	633,788
SBI Holdings, Inc.	27,120	345,048
Secom Co. Ltd.	29,600	2,164,884
Sega Sammy Holdings, Inc.	28,600	425,544
Seibu Holdings, Inc.	24,600	441,169
Seiko Epson Corp.	40,900	866,118
Sekisui Chemical Co. Ltd.	61,100	974,463
Sekisui House Ltd.	85,500	1,423,232
Seven & i Holdings Co. Ltd.	108,400	4,130,098
Seven Bank Ltd.	77,000	220,706
Sharp Corp.*	210,000	485,134
Shimadzu Corp.	37,000	589,467
Shimamura Co. Ltd.	3,200	399,470
Shimano, Inc.	10,700	1,679,042
Shimizu Corp.	85,000	777,455

Shin-Etsu Chemical Co. Ltd.	55,700	$4,321,129
Shinsei Bank Ltd.	281,000	471,239
Shionogi & Co. Ltd.	41,900	2,007,256
Shiseido Co. Ltd.	53,500	1,354,265
Shizuoka Bank Ltd. (The)	78,000	655,367
Showa Shell Sekiyu KK (x)	20,700	192,521
SMC Corp.	8,100	1,933,951
SoftBank Group Corp.	137,500	9,135,294
Sohgo Security Services Co. Ltd.	10,400	399,983
Sompo Holdings, Inc.	51,325	1,739,012
Sony Corp.	181,300	5,080,278
Sony Financial Holdings, Inc.	25,300	394,842
Stanley Electric Co. Ltd.	22,800	623,281
Start Today Co. Ltd.	21,600	373,137
Sumitomo Chemical Co. Ltd.	227,000	1,079,889
Sumitomo Corp. (x)	170,100	2,001,904
Sumitomo Dainippon Pharma Co. Ltd.	24,200	416,188
Sumitomo Electric Industries Ltd.	109,400	1,578,636
Sumitomo Heavy Industries Ltd.	85,000	547,636
Sumitomo Metal Mining Co. Ltd.	69,000	889,694
Sumitomo Mitsui Financial Group, Inc.	192,297	7,338,136
Sumitomo Mitsui Trust Holdings, Inc.	47,368	1,695,318
Sumitomo Realty & Development Co. Ltd.	51,000	1,355,345
Sumitomo Rubber Industries Ltd.	24,400	387,477
Sundrug Co. Ltd.	5,400	373,784
Suntory Beverage & Food Ltd.	20,100	834,956
Suruga Bank Ltd.	29,000	647,367
Suzuken Co. Ltd.	11,520	376,525
Suzuki Motor Corp.	48,900	1,721,280
Sysmex Corp.	22,700	1,314,901
T&D Holdings, Inc.	80,400	1,063,172
Taiheiyo Cement Corp.	173,000	547,679
Taisei Corp.	154,000	1,077,835
Taisho Pharmaceutical Holdings Co. Ltd.	5,300	439,872
Taiyo Nippon Sanso Corp. (x)	17,000	196,945
Takashimaya Co. Ltd.	42,000	346,421
Takeda Pharmaceutical Co. Ltd.	101,800	4,211,363
TDK Corp.	17,100	1,176,334
Teijin Ltd.	27,800	563,493
Terumo Corp.	49,000	1,809,070
THK Co. Ltd.	18,300	404,910
Tobu Railway Co. Ltd.	144,000	714,610
Toho Co. Ltd.	17,600	497,694
Toho Gas Co. Ltd.	54,000	439,393
Tohoku Electric Power Co., Inc.	64,200	811,323
Tokio Marine Holdings, Inc.	97,100	3,984,527
Tokyo Electric Power Co. Holdings, Inc.*	210,500	850,105
Tokyo Electron Ltd.	22,800	2,154,661
Tokyo Gas Co. Ltd.	292,000	1,321,402
Tokyo Tatemono Co. Ltd.	30,400	406,547
Tokyu Corp.	153,000	1,124,509
Tokyu Fudosan Holdings Corp.	67,000	395,551

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

TonenGeneral Sekiyu KK	42,000	$442,729
Toppan Printing Co. Ltd.	71,000	677,955
Toray Industries, Inc.	209,000	1,692,028
Toshiba Corp.*	578,000	1,400,058
TOTO Ltd.	20,300	803,316
Toyo Seikan Group Holdings Ltd.	26,400	492,875
Toyo Suisan Kaisha Ltd.	12,500	452,941
Toyoda Gosei Co. Ltd.	8,500	198,836
Toyota Industries Corp.	23,800	1,134,255
Toyota Motor Corp.	382,370	22,502,168
Toyota Tsusho Corp.	31,800	828,501
Trend Micro, Inc.	15,100	536,817
Tsuruha Holdings, Inc.	5,200	493,861
Unicharm Corp.	57,400	1,256,047
United Urban Investment Corp. (REIT)	421	640,821
USS Co. Ltd.	32,300	514,589
West Japan Railway Co.	23,500	1,442,272
Yahoo Japan Corp. (x)	204,900	787,167
Yakult Honsha Co. Ltd.	12,000	556,492
Yamada Denki Co. Ltd. (x)	101,600	547,662
Yamaguchi Financial Group, Inc.	25,000	272,299
Yamaha Corp.	22,400	684,218
Yamaha Motor Co. Ltd. (x)	37,200	819,275
Yamato Holdings Co. Ltd.	48,400	984,151
Yamazaki Baking Co. Ltd. (x)	17,000	328,436
Yaskawa Electric Corp. (x)	33,800	525,762
Yokogawa Electric Corp.	33,900	491,061
Yokohama Rubber Co. Ltd. (The) (x)	12,000	215,204

		419,918,098

Jordan (0.0%)
Hikma Pharmaceuticals plc	21,942	511,892

Luxembourg (0.3%)
ArcelorMittal*	261,555	1,931,686
Eurofins Scientific SE	1,564	666,770
Millicom International Cellular SA (SDR)	8,728	372,951
RTL Group SA	5,618	412,369
SES SA (FDR)	52,157	1,148,847
Tenaris SA	70,283	1,255,498

		5,788,121

Macau (0.0%)
MGM China Holdings Ltd.	123,600	256,301
Wynn Macau Ltd. (x)	247,600	394,015

		650,316

Mexico (0.0%)
Fresnillo plc	30,621	460,773

Netherlands (3.9%)
ABN AMRO Group NV (CVA)§	40,371	894,552
Aegon NV	261,568	1,439,475
Akzo Nobel NV	35,885	2,243,418
Altice NV, Class A (x)*	52,337	1,037,393
Altice NV, Class B*	14,108	281,125
ASML Holding NV	51,598	5,792,656

Boskalis Westminster	11,964	$415,473
EXOR NV	14,216	613,244
Gemalto NV	13,361	772,420
Heineken Holding NV	14,530	1,011,612
Heineken NV	32,952	2,471,790
ING Groep NV	555,127	7,812,819
Koninklijke Ahold Delhaize NV*	184,264	3,885,129
Koninklijke DSM NV	25,474	1,527,394
Koninklijke KPN NV	499,872	1,480,699
Koninklijke Philips NV	133,317	4,069,748
Koninklijke Vopak NV	10,386	490,610
NN Group NV	43,703	1,481,098
NXP Semiconductors NV*	42,109	4,127,103
Randstad Holding NV	16,291	883,674
Royal Dutch Shell plc, Class A	617,415	17,063,232
Royal Dutch Shell plc, Class B	536,268	15,557,508
Wolters Kluwer NV	43,393	1,572,224

		76,924,396

New Zealand (0.2%)
Auckland International Airport Ltd.	126,645	549,877
Contact Energy Ltd.	103,326	334,497
Fletcher Building Ltd.	100,455	739,733
Mercury NZ Ltd.	104,214	214,296
Meridian Energy Ltd.	143,861	259,845
Ryman Healthcare Ltd.	52,355	294,969
Spark New Zealand Ltd.	270,602	641,036

		3,034,253

Norway (0.6%)
DNB ASA	139,924	2,080,546
Gjensidige Forsikring ASA	24,106	382,442
Marine Harvest ASA*	52,156	940,401
Norsk Hydro ASA	174,256	833,408
Orkla ASA	113,848	1,030,985
Schibsted ASA, Class A	12,117	277,971
Schibsted ASA, Class B	13,931	295,225
Statoil ASA	166,793	3,059,518
Telenor ASA	105,372	1,574,110
Yara International ASA	25,546	1,005,824

		11,480,430

Portugal (0.1%)
EDP – Energias de Portugal SA	327,407	997,403
Galp Energia SGPS SA	63,430	947,460
Jeronimo Martins SGPS SA	39,452	612,140

		2,557,003

Singapore (1.1%)
Ascendas REIT (REIT)	325,171	509,711
CapitaLand Commercial Trust (REIT)	324,800	331,944
CapitaLand Ltd.	372,700	777,236
CapitaLand Mall Trust (REIT)	342,900	446,339
City Developments Ltd.	67,900	388,228
ComfortDelGro Corp. Ltd.	333,600	568,996
DBS Group Holdings Ltd.	248,800	2,979,106
Genting Singapore plc	784,241	490,100
Global Logistic Properties Ltd.	381,500	579,567
Golden Agri-Resources Ltd.	1,209,009	358,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Jardine Cycle & Carriage Ltd.	12,333	$351,130
Keppel Corp. Ltd.	203,700	814,434
Oversea-Chinese Banking Corp. Ltd.	448,606	2,763,226
SATS Ltd.	96,300	322,518
Sembcorp Industries Ltd.	157,200	309,374
Singapore Airlines Ltd. (x)	82,100	548,222
Singapore Exchange Ltd.	109,200	539,911
Singapore Press Holdings Ltd.	123,936	302,105
Singapore Technologies Engineering Ltd.	254,000	566,530
Singapore Telecommunications Ltd.	1,136,500	2,864,500
StarHub Ltd.	77,590	150,556
Suntec REIT (REIT) (x)	352,800	401,975
United Overseas Bank Ltd.	187,398	2,639,864
UOL Group Ltd.	69,600	287,887
Wilmar International Ltd.	255,000	632,151

		20,924,602

South Africa (0.1%)
Investec plc	94,057	621,309
Mediclinic International plc	52,374	497,648
Mondi plc	51,236	1,051,966

		2,170,923

Spain (2.7%)
Abertis Infraestructuras SA	92,170	1,289,918
ACS Actividades de Construccion y Servicios SA	28,709	907,220
Aena SA§	10,062	1,373,222
Amadeus IT Group SA	64,171	2,916,116
Banco Bilbao Vizcaya Argentaria SA	954,864	6,446,952
Banco de Sabadell SA	777,012	1,082,110
Banco Popular Espanol SA (x)	489,177	472,708
Banco Santander SA	2,090,443	10,912,303
Bankia SA	667,662	682,433
Bankinter SA	104,250	807,677
CaixaBank SA	471,880	1,559,715
Distribuidora Internacional de Alimentacion SA	98,260	482,517
Enagas SA	15,065	382,578
Endesa SA	45,488	963,644
Ferrovial SA	71,361	1,276,633
Gas Natural SDG SA	51,134	964,027
Grifols SA	42,778	850,171
Iberdrola SA	771,826	5,064,892
Industria de Diseno Textil SA	156,597	5,345,821
Mapfre SA	175,948	537,114
Red Electrica Corp. SA	39,722	749,505
Repsol SA	162,714	2,298,590
Telefonica SA	672,684	6,245,449
Zardoya Otis SA	28,252	238,808

		53,850,123

Sweden (2.5%)
Alfa Laval AB	43,038	712,371
Assa Abloy AB, Class B	143,506	2,663,586
Atlas Copco AB, Class A	97,491	2,969,481
Atlas Copco AB, Class B	55,335	1,509,920
Boliden AB	37,839	988,069

Electrolux AB	33,169	$823,891
Getinge AB, Class B	29,723	476,646
Hennes & Mauritz AB, Class B	134,232	3,733,496
Hexagon AB, Class B	36,684	1,310,632
Husqvarna AB, Class B	56,432	438,852
ICA Gruppen AB	8,364	255,127
Industrivarden AB, Class C	21,453	399,833
Investor AB, Class B	64,186	2,398,891
Kinnevik AB, Class B*	32,792	785,732
L E Lundbergforetagen AB, Class B	5,424	332,503
Lundin Petroleum AB*	29,663	644,989
Nordea Bank AB	438,299	4,873,410
Sandvik AB	152,659	1,888,423
Securitas AB, Class B	46,996	739,713
Skandinaviska Enskilda Banken AB, Class A	215,698	2,262,194
Skanska AB, Class B	45,847	1,082,441
SKF AB, Class B	54,528	1,003,105
Svenska Cellulosa AB SCA, Class B	86,762	2,450,318
Svenska Handelsbanken AB, Class A	216,907	3,014,118
Swedbank AB, Class A	130,424	3,153,734
Swedish Match AB	28,843	917,470
Tele2 AB, Class B	50,955	408,564
Telefonaktiebolaget LM Ericsson, Class B	443,442	2,604,016
Telia Co. AB	371,981	1,498,850
Volvo AB, Class B	216,938	2,533,555

		48,873,930

Switzerland (8.2%)
ABB Ltd. (Registered)*	268,685	5,667,636
Actelion Ltd. (Registered)*	13,842	2,997,310
Adecco Group AG (Registered)	23,732	1,553,312
Aryzta AG*	12,654	557,333
Baloise Holding AG (Registered)	7,004	882,464
Barry Callebaut AG (Registered)*	350	428,263
Chocoladefabriken Lindt & Spruengli AG	147	761,490
Chocoladefabriken Lindt & Sprungli AG (Registered)	15	911,814
Cie Financiere Richemont SA (Registered)	73,801	4,888,419
Coca-Cola HBC AG*	23,117	504,262
Credit Suisse Group AG (Registered)*	283,170	4,062,765
Dufry AG (Registered)*	6,556	817,649
EMS-Chemie Holding AG (Registered)	1,234	627,119
Galenica AG (Registered)	522	588,999
Geberit AG (Registered)	5,354	2,146,227
Givaudan SA (Registered)	1,338	2,451,839
Glencore plc*	1,761,820	6,022,009
Julius Baer Group Ltd.*	32,197	1,430,099
Kuehne + Nagel International AG (Registered)	6,869	907,952
LafargeHolcim Ltd. (Registered)*	64,912	3,419,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lonza Group AG (Registered)*	7,577	$1,311,819
Nestle SA (Registered)	444,184	31,864,520
Novartis AG (Registered)	319,721	23,265,566
Pargesa Holding SA	4,674	304,317
Partners Group Holding AG	2,485	1,164,653
Roche Holding AG	100,062	22,856,154
Schindler Holding AG	5,671	1,000,208
Schindler Holding AG (Registered)	2,976	519,916
SGS SA (Registered)	775	1,576,942
Sika AG	307	1,474,854
Sonova Holding AG (Registered)	7,370	893,114
STMicroelectronics NV	88,690	1,005,949
Swatch Group AG (The) (x)	4,419	1,374,347
Swatch Group AG (The)(Registered)	6,751	412,697
Swiss Life Holding AG (Registered)*	4,724	1,336,990
Swiss Prime Site AG (Registered)*	9,354	765,645
Swiss Re AG	46,252	4,383,107
Swisscom AG (Registered)	3,661	1,639,774
Syngenta AG (Registered)	13,342	5,273,647
UBS Group AG (Registered)	523,691	8,202,761
Wolseley plc	36,163	2,211,428
Zurich Insurance Group AG*	21,606	5,949,448

		160,414,761

United Kingdom (14.0%)
3i Group plc	137,506	1,193,015
Aberdeen Asset Management plc	134,235	425,655
Admiral Group plc	30,407	684,642
Anglo American plc*	198,337	2,835,394
Ashtead Group plc	70,013	1,363,288
Associated British Foods plc	52,174	1,765,014
AstraZeneca plc	181,058	9,901,654
Auto Trader Group plc§	143,328	722,447
Aviva plc	572,500	3,431,790
Babcock International Group plc	37,129	436,072
BAE Systems plc	451,131	3,288,585
Barclays plc	2,420,887	6,666,633
Barratt Developments plc	142,933	814,521
Berkeley Group Holdings plc	18,882	653,427
BP plc	2,669,764	16,766,946
British American Tobacco plc	264,762	15,079,616
British Land Co. plc (The) (REIT)	140,900	1,093,096
BT Group plc	1,188,062	5,372,031
Bunzl plc	47,858	1,243,892
Burberry Group plc	63,781	1,176,697
Capita plc	99,755	652,801
Centrica plc	776,814	2,241,146
CNH Industrial NV	146,349	1,273,259
Cobham plc	244,527	493,318
Coca-Cola European Partners plc	30,365	959,551
Compass Group plc	237,051	4,385,046
Croda International plc	18,573	731,544
DCC plc	12,904	960,535

Diageo plc	360,394	$9,371,556
Direct Line Insurance Group plc	201,245	916,165
Dixons Carphone plc	135,098	590,390
easyJet plc	22,328	276,546
Fiat Chrysler Automobiles NV	125,879	1,148,169
G4S plc	216,018	625,618
GKN plc	255,551	1,044,659
GlaxoSmithKline plc	697,486	13,426,667
Hammerson plc (REIT)	117,105	826,955
Hargreaves Lansdown plc	39,215	586,226
HSBC Holdings plc	2,836,700	22,964,889
IMI plc	36,957	473,676
Imperial Brands plc	137,265	5,992,684
Inmarsat plc	60,967	564,645
InterContinental Hotels Group plc	26,619	1,193,455
International Consolidated Airlines Group SA	116,575	629,393
Intertek Group plc	23,360	1,002,140
Intu Properties plc (REIT)	133,735	463,625
ITV plc	509,132	1,295,066
J Sainsbury plc	234,815	721,439
Johnson Matthey plc	27,693	1,085,980
Kingfisher plc	319,013	1,377,210
Land Securities Group plc (REIT)	110,283	1,448,830
Legal & General Group plc	864,260	2,637,222
Lloyds Banking Group plc	9,197,174	7,085,257
London Stock Exchange Group plc	44,712	1,605,703
Marks & Spencer Group plc	235,561	1,016,069
Meggitt plc	110,613	625,161
Merlin Entertainments plc§	99,290	548,929
National Grid plc	536,452	6,291,251
NEX Group plc	22	126
Next plc	20,222	1,241,843
Old Mutual plc	696,742	1,780,012
Pearson plc	116,958	1,179,778
Persimmon plc	44,067	964,513
Petrofac Ltd.	34,974	374,556
Provident Financial plc	21,612	758,821
Prudential plc	368,540	7,391,921
Randgold Resources Ltd.	13,370	1,057,012
Reckitt Benckiser Group plc	89,478	7,593,377
RELX NV	140,750	2,369,086
RELX plc	156,485	2,794,427
Rio Tinto Ltd.	59,973	2,592,443
Rio Tinto plc	175,008	6,812,248
Rolls-Royce Holdings plc, Class C*†	12,390,698	15,270
Rolls-Royce Holdings plc*	269,363	2,217,513
Royal Bank of Scotland Group plc*	496,700	1,374,851
Royal Mail plc	122,991	700,424
RSA Insurance Group plc	142,786	1,031,181
Sage Group plc (The)	152,862	1,233,936
Schroders plc	18,626	688,181
Segro plc (REIT)	118,625	669,712
Severn Trent plc	34,765	952,002
Sky plc	145,836	1,781,107
Smith & Nephew plc	126,766	1,907,525
Smiths Group plc	54,444	950,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

SSE plc	146,229	$2,798,702
St. James’s Place plc	75,963	949,274
Standard Chartered plc*	469,934	3,843,217
Standard Life plc	276,816	1,269,071
Tate & Lyle plc	70,008	610,416
Taylor Wimpey plc	419,256	793,121
Tesco plc*	1,170,347	2,983,471
TP ICAP plc	32,099	171,409
Travis Perkins plc	36,975	661,647
Unilever NV (CVA)	230,243	9,480,118
Unilever plc	183,762	7,456,468
United Utilities Group plc	98,542	1,094,203
Vodafone Group plc	3,802,837	9,366,203
Weir Group plc (The)	30,500	710,417
Whitbread plc	25,748	1,198,194
William Hill plc	114,993	411,264
Wm Morrison Supermarkets plc	320,811	912,113
Worldpay Group plc§	257,719	857,237
WPP plc	183,160	4,099,191

		274,544,881

United States (0.6%)
Carnival plc	26,873	1,366,129
Mobileye NV*	25,799	983,458
QIAGEN NV*	30,630	860,234
Shire plc	128,655	7,426,689
Taro Pharmaceutical Industries Ltd. (x)*	2,211	232,752

		10,869,262

Total Common Stocks (88.6%) (Cost $1,787,560,185)		1,737,404,588

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/6/17* (Cost $59,911)	162,714	60,291

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	10,248,781	10,251,856

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	$200,000	200,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,000,817, collateralized by various Common Stocks; total market value $7,780,885. (xx)	$7,000,000	$7,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $465, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $474. (xx)	465	465
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	2,000,000	2,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $2,900,338, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,959,499. (xx)	2,900,000	2,900,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $900,076, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $918,465. (xx)	900,000	900,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17- 5/15/46; total market value $816,413. (xx)	800,000	800,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Societe Generale SA., 0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	$2,000,000	$2,000,000
Societe Generale SA., 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		20,200,465

Total Short-Term Investments (1.6%) (Cost $30,451,190)		30,452,321

Total Investments (90.2%) (Cost $1,818,071,286)		1,767,917,200
Other Assets Less Liabilities (9.8%)		192,016,069

Net Assets (100%)		$1,959,933,269

*	Non-income producing.
†	Security (totaling $15,270 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $8,434,764 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $454,683 or 0.0% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $29,754,093. This was secured by cash collateral of 20,200,465 which was subsequently invested in joint repurchase agreements with a total value of $20,200,465, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $11,132,211 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$367,499,938	18.8%
Industrials	243,601,615	12.4
Consumer Discretionary	214,414,117	10.9
Consumer Staples	194,106,445	9.9
Health Care	185,471,766	9.5
Materials	137,227,635	7.0
Information Technology	95,477,329	4.9
Energy	95,128,441	4.8
Telecommunication Services	81,210,197	4.1
Real Estate	64,995,385	3.3
Utilities	58,332,011	3.0
Repurchase Agreements	20,200,465	1.0
Investment Company	10,251,856	0.6
Cash and Other	192,016,069	9.8

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$6,946,584	$914,646	$374,326	$7,022,173	$289,210	$(6,495)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Fund had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	2,570	March-17	$86,334,789	$88,653,024	$2,318,235
FTSE 100 Index	633	March-17	53,710,516	54,997,697	1,287,181
SPI 200 Index	217	March-17	21,589,603	22,045,090	455,487
TOPIX Index	416	March-17	52,490,661	54,031,059	1,540,398

					$5,601,301

At December 31, 2016, the Fund had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	3,039	$2,189,019	$2,265,503	$(76,484)
British Pound vs. U.S. Dollar, expiring 3/17/17	Credit Suisse	784	968,076	998,014	(29,938)
British Pound vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	3,547	4,379,199	4,488,372	(109,173)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	7,403	7,821,649	7,882,550	(60,901)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	HSBC Bank plc	133,259	1,140,282	1,141,326	(1,044)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	126,407	1,085,458	1,104,948	(19,490)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	495,070	4,251,184	4,295,523	(44,339)

					$(341,369)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 19,435,078, CHF 31,118, DKK 24,671, EUR 77,530,746, GBP 48,824,440, HKD 140,392, ILS 18,223, JPY 48,719,783, NZD 3,510, SEK 105,046 and SGD 28,558.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$463,453	$213,950,664	$—	$214,414,117
Consumer Staples	—	194,106,445	—	194,106,445
Energy	—	95,068,150	—	95,068,150
Financials	—	367,499,938	—	367,499,938
Health Care	4,901,063	180,570,703	—	185,471,766
Industrials	3,237,237	240,349,108	15,270	243,601,615
Information Technology	6,671,720	88,805,609	—	95,477,329
Materials	—	137,227,635	—	137,227,635
Real Estate	1,040,712	63,954,673	—	64,995,385
Telecommunication Services	—	81,210,197	—	81,210,197
Utilities	—	58,332,011	—	58,332,011
Futures	5,601,301	—	—	5,601,301
Rights
Energy	—	60,291	—	60,291
Short-Term Investments
Investment Companies	10,251,856	—	—	10,251,856
Repurchase Agreements	—	20,200,465	—	20,200,465

Total Assets	$32,167,342	$1,741,335,889	$15,270	$1,773,518,501

Liabilities:
Forward Currency Contracts	$—	$(341,369)	$—	$(341,369)

Total Liabilities	$—	$(341,369)	$—	$(341,369)

Total	$32,167,342	$1,740,994,520	$15,270	$1,773,177,132

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016.

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,601,301

	Liability Derivatives
Foreign exchange contracts	Payables	$(341,369)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(530,363)	$(530,363)
Equity contracts	(3,743,825)	—	(3,743,825)

Total	$(3,743,825)	$(530,363)	$(4,274,188)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(296,340)	$(296,340)
Equity contracts	901,210	—	901,210

Total	$901,210	$(296,340)	$604,870

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $131,659,000 and futures contracts with an average notional balance of approximately $188,414,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$—	$—	$—	$—
HSBC Bank plc	—	—	—	—

Total	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$29,938	$—	$—	$29,938
HSBC Bank plc	311,431	—	—	311,431

Total	$341,369	$—	$—	$341,369

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$257,938,569
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$90,725,865

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$115,910,358
Aggregate gross unrealized depreciation	(172,916,888)

Net unrealized depreciation	$(57,006,530)

Federal income tax cost of investments	$1,824,923,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $6,273,993)	$7,022,173
Unaffiliated Issuers (Cost $1,791,596,828)	1,740,694,562
Repurchase Agreements (Cost $20,200,465)	20,200,465
Cash	1,944,000
Foreign cash (Cost $213,362,210)	194,861,565
Cash held as collateral at broker	12,693,870
Dividends, interest and other receivables	3,568,865
Receivable for securities sold	2,809,853
Receivable from Separate Accounts for Trust shares sold	815,858
Securities lending income receivable	38,058
Other assets	86,065

Total assets	1,984,735,334

LIABILITIES
Payable for return of collateral on securities loaned	20,200,465
Payable for securities purchased	2,575,153
Investment management fees payable	735,148
Due to broker for futures variation margin	484,684
Unrealized depreciation on forward foreign currency contracts	341,369
Administrative fees payable	204,208
Payable to Separate Accounts for Trust shares redeemed	117,055
Distribution fees payable – Class IB	25,463
Trustees’ fees payable	2,139
Accrued expenses	116,381

Total liabilities	24,802,065

NET ASSETS	$1,959,933,269

Net assets were comprised of:
Paid in capital	$2,049,202,773
Accumulated undistributed net investment income (loss)	(5,516,880)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(20,206,364)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(63,546,260)

Net assets	$1,959,933,269

Class IB
Net asset value, offering and redemption price per share, $121,275,077 / 10,594,828 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.45

Class K
Net asset value, offering and redemption price per share, $1,838,658,192 / 159,809,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.51

(x)	Includes value of securities on loan of $29,754,093.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($289,210 of dividend income received from affiliates) (net of $4,612,286 foreign withholding tax)	$53,782,818
Interest	41,975
Securities lending (net)	412,999

Total income	54,237,792

EXPENSES
Investment management fees	8,308,020
Administrative fees	2,450,153
Distribution fees – Class IB	304,835
Custodian fees	283,050
Professional fees	146,989
Printing and mailing expenses	122,005
Trustees’ fees	41,499
Miscellaneous	157,443

Gross expenses	11,813,994
Less: Waiver from investment manager	(120,499)

Net expenses	11,693,495

NET INVESTMENT INCOME (LOSS)	42,544,297

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(6,495) of realized gain (loss) from affiliates)...........................................	(8,332,778)
Net distributions of realized gain received from underlying funds	43
Futures	(3,743,825)
Foreign currency transactions	(16,854,714)

Net realized gain (loss)	(28,931,274)

Change in unrealized appreciation (depreciation) on:
Investments ($(464,731) of change in unrealized appreciation (depreciation) from affiliates)	(14,017,009)
Futures	901,210
Foreign currency translations	7,245,189

Net change in unrealized appreciation (depreciation)	(5,870,610)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,801,884)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,742,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,544,297	$23,162,015
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(28,931,274)	(1,589,666)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(5,870,610)	(66,402,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,742,413	(44,830,108)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,503,480)	(49,780)
Class K	(27,143,203)	(615,613)

	(28,646,683)	(665,393)

Distributions from net realized capital gains
Class IB	—	(3,767,033)
Class K	—	(47,725,548)

	—	(51,492,581)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,646,683)	(52,157,974)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,172,894 and 1,306,667 shares, respectively ]	13,013,184	16,188,558
Capital shares issued in reinvestment of dividends and distributions [ 131,936 and 329,304 shares, respectively ]	1,503,480	3,816,813
Capital shares repurchased [ (1,566,694) and (1,280,298) shares, respectively ]	(17,692,409)	(16,385,968)

Total Class IB transactions	(3,175,745)	3,619,403

Class K
Capital shares sold [ 32,456,257 and 25,937,780 shares, respectively ]	359,972,636	323,086,606
Capital shares issued in reinvestment of dividends and distributions [ 2,370,020 and 4,152,509 shares, respectively ]	27,143,203	48,341,161
Capital shares repurchased [ (16,274,974) and (774,116) shares, respectively ]	(176,873,888)	(9,603,657)

Total Class K transactions	210,241,951	361,824,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	207,066,206	365,443,513

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,161,936	268,455,431
NET ASSETS:
Beginning of year	1,773,771,333	1,505,315,902

End of year (a)	$1,959,933,269	$1,773,771,333

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,516,880)	$(2,656,016)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016	2015	2014	2013		2012
Net asset value, beginning of year	$11.61	$12.27	$13.46	$12.08		$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.14	0.17	0.11	##	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.26)	(0.44)	(1.02)	2.40		1.59

Total from investment operations	(0.02)	(0.30)	(0.85)	2.51		1.73

Less distributions:
Dividends from net investment income	(0.14)	— #	(0.11)	—		(0.07)
Distributions from net realized gains	—	(0.36)	(0.23)	(1.13)		—

Total dividends and distributions	(0.14)	(0.36)	(0.34)	(1.13)		(0.07)

Net asset value, end of year	$11.45	$11.61	$12.27	$13.46		$12.08

Total return	(0.13)%	(2.40)%	(6.43)%	21.16%		16.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$121,275	$125,995	$128,806	$133,667		$118,078
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.88%	0.91%		0.94%
Before waivers and reimbursements (f)	0.87%	0.87%	0.88%	0.91%		0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.09%	1.14%	1.28%	0.82	%(aa)	1.27%
Before waivers and reimbursements (f)	2.09%	1.14%	1.28%	0.82	%(aa)	1.27%
Portfolio turnover rate^	5%	3%	3%	1%		3%

	Year Ended December 31,
Class K	2016	2015	2014	2013		2012
Net asset value, beginning of year	$11.67	$12.30	$13.49	$12.08		$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.17	0.20	0.14	##	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.25)	(0.44)	(1.02)	2.40		1.60

Total from investment operations	0.01	(0.27)	(0.82)	2.54		1.76

Less distributions:
Dividends from net investment income	(0.17)	— #	(0.14)	—		(0.10)
Distributions from net realized gains	—	(0.36)	(0.23)	(1.13)		—

Total dividends and distributions	(0.17)	(0.36)	(0.37)	(1.13)		(0.10)

Net asset value, end of year	$11.51	$11.67	$12.30	$13.49		$12.08

Total return	0.13%	(2.15)%	(6.17)%	21.41%		16.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,838,658	$1,647,776	$1,376,510	$1,096,284		$679,292
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.66%		0.69%
Before waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.66%		0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.32%	1.39%	1.48%	1.03	%(bb)	1.47%
Before waivers and reimbursements (f)	2.31%	1.38%	1.48%	1.03	%(bb)	1.47%
Portfolio turnover rate^	5%	3%	3%	1%		3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waivers and reimbursements.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	(0.25)%	5.40%	3.69%
MSCI EAFE Index	1.00	6.53	5.65
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	2.13	6.36	5.66
Volatility Managed Index – International II	(3.03)	5.59	4.94
Volatility Managed Index – International Proxy II	(1.51)	5.77	5.20
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (0.25)% for the year ended December 31, 2016. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the Volatility Managed Index — International II, and the Volatility Managed Index — International Proxy II, returned 1.00%, 2.13%, (3.03)% and (1.51)%, respectively, over the same period

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were materials, energy, industrials, information technology and financials.

•	The top five stocks that provided the most positive impact on performance for the year ending December 31, 2016 were Siemens AG, Total SA, BASF SE, BNP Paribas and Royal Dutch Shell.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2016 were health care, telecommunication services, consumer staples, utilities and real estate.

•	The five stocks that had the least impact to performance for the year ending December 31, 2016 were Bayer AG, Unicredit SPA, BT Group, Vodafone Group and Intesa Sanpaolo S.P.A.

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$301,410,328	19.3%
Industrials	199,753,356	12.8
Consumer Discretionary	176,330,970	11.3
Consumer Staples	159,344,959	10.2
Health Care	151,740,841	9.7
Materials	112,745,996	7.2
Information Technology	78,335,678	5.0
Energy	77,700,107	5.0
Telecommunication Services	66,686,100	4.2
Real Estate	53,326,716	3.4
Utilities	48,251,991	3.1
Repurchase Agreements	19,400,802	1.2
Investment Company	2,842,930	0.2
Cash and Other	115,779,763	7.4

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class K
Actual	$1,000.00	$1,045.12	$3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.00	3.17

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.62%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.8%)
AGL Energy Ltd.	80,736	$1,287,033
Alumina Ltd. (x)	246,464	325,485
Amcor Ltd.	138,430	1,493,475
AMP Ltd.	352,448	1,281,894
APA Group	138,122	854,221
Aristocrat Leisure Ltd.	64,778	724,579
ASX Ltd.	21,421	768,904
Aurizon Holdings Ltd.	224,621	818,594
AusNet Services	232,059	264,595
Australia & New Zealand Banking Group Ltd.	341,948	7,506,645
Bank of Queensland Ltd. (x)	46,230	396,006
Bendigo & Adelaide Bank Ltd.	53,374	489,555
BHP Billiton Ltd.	376,051	6,800,713
BHP Billiton plc	246,177	3,963,771
Boral Ltd.	128,158	500,345
Brambles Ltd.	188,775	1,689,245
Caltex Australia Ltd.	28,914	635,572
Challenger Ltd.	64,932	526,686
CIMIC Group Ltd.	10,136	255,574
Coca-Cola Amatil Ltd.	58,622	428,122
Cochlear Ltd. (x)	6,894	609,693
Commonwealth Bank of Australia (x)	200,823	11,943,180
Computershare Ltd.	59,546	535,423
Crown Resorts Ltd.	41,350	345,550
CSL Ltd. (x)	53,526	3,878,541
Dexus Property Group (REIT) (x)	114,528	795,085
Domino’s Pizza Enterprises Ltd.	7,043	330,317
DUET Group (x)	269,267	532,427
Flight Centre Travel Group Ltd.	7,310	165,116
Fortescue Metals Group Ltd.	185,988	790,545
Goodman Group (REIT) (x)	214,532	1,103,845
GPT Group (The) (REIT)	213,205	773,913
Harvey Norman Holdings Ltd.	74,059	274,706
Healthscope Ltd.	192,837	318,678
Incitec Pivot Ltd.	191,592	497,745
Insurance Australia Group Ltd.	290,194	1,254,417
LendLease Group (x)	65,590	692,009
Macquarie Group Ltd.	36,174	2,274,265
Medibank Pvt Ltd.	324,017	659,392
Mirvac Group (REIT)	441,885	679,228
National Australia Bank Ltd.	310,127	6,864,042
Newcrest Mining Ltd.	91,576	1,338,238
Oil Search Ltd.	149,457	773,325
Orica Ltd.	43,394	553,654
Origin Energy Ltd.	206,694	982,969
Qantas Airways Ltd.	70,146	168,567
QBE Insurance Group Ltd.	163,703	1,467,252
Ramsay Health Care Ltd.	16,586	817,502
REA Group Ltd.	6,016	239,778
Santos Ltd. (x)	190,183	551,727
Scentre Group (REIT) (x)	623,949	2,089,266
SEEK Ltd.	44,225	474,895
Sonic Healthcare Ltd.	42,896	662,456
South32 Ltd.	632,037	1,254,301
Stockland (REIT)	285,536	943,741
Suncorp Group Ltd.	146,437	1,428,743
Sydney Airport	126,918	548,626

Tabcorp Holdings Ltd.	93,191	$323,479
Tatts Group Ltd.	184,467	596,380
Telstra Corp. Ltd.	482,487	1,775,752
TPG Telecom Ltd. (x)	37,553	184,823
Transurban Group	234,970	1,749,922
Treasury Wine Estates Ltd. (x)	87,777	676,517
Vicinity Centres (REIT)	392,807	847,573
Vocus Communications Ltd.	56,957	159,069
Wesfarmers Ltd.	131,423	3,996,617
Westfield Corp. (REIT)	225,177	1,524,240
Westpac Banking Corp.	390,937	9,197,101
Woodside Petroleum Ltd.	88,642	1,993,258
Woolworths Ltd.	150,460	2,616,765

		106,265,667

Austria (0.2%)
ANDRITZ AG	9,463	475,100
Erste Group Bank AG*	34,232	1,002,655
OMV AG	18,692	660,331
Raiffeisen Bank International AG*	12,058	220,602
voestalpine AG	12,028	472,139

		2,830,827

Belgium (1.1%)
Ageas	21,950	869,004
Anheuser-Busch InBev SA/NV	89,015	9,421,700
Colruyt SA	7,970	394,354
Groupe Bruxelles Lambert SA	9,349	784,543
KBC Group NV	28,636	1,773,353
Proximus SADP	18,852	542,947
Solvay SA	9,010	1,056,085
Telenet Group Holding NV*	6,943	385,307
UCB SA	15,055	965,280
Umicore SA	11,177	637,100

		16,829,673

Chile (0.0%)
Antofagasta plc	39,939	332,240

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	254,599	143,285

Denmark (1.5%)
AP Moller – Maersk A/S, Class A	458	691,945
AP Moller – Maersk A/S, Class B	713	1,137,771
Carlsberg A/S, Class B	12,818	1,106,205
Chr Hansen Holding A/S	11,735	649,849
Coloplast A/S, Class B	13,260	894,264
Danske Bank A/S	80,569	2,443,594
DONG Energy A/S (b)*§	9,848	373,143
DSV A/S	21,317	948,361
Genmab A/S*	6,905	1,146,841
ISS A/S	20,220	682,541
Novo Nordisk A/S, Class B	223,865	8,073,404
Novozymes A/S, Class B	27,841	959,899
Pandora A/S	12,848	1,680,928
TDC A/S*	92,876	476,840
Tryg A/S	14,693	265,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S	26,696	$1,735,004
William Demant Holding A/S*	15,403	267,821

		23,534,080

Finland (0.9%)
Elisa OYJ	17,059	555,415
Fortum OYJ	53,581	821,778
Kone OYJ, Class B	40,141	1,798,771
Metso OYJ	12,341	352,049
Neste OYJ	14,774	567,643
Nokia OYJ	683,038	3,298,772
Nokian Renkaat OYJ	13,371	498,536
Orion OYJ, Class B	11,109	494,534
Sampo OYJ, Class A	52,873	2,370,421
Stora Enso OYJ, Class R	64,031	688,177
UPM-Kymmene OYJ	62,908	1,545,577
Wartsila OYJ Abp	17,843	801,634

		13,793,307

France (9.0%)
Accor SA	18,437	687,615
Aeroports de Paris (x)	3,675	393,812
Air Liquide SA	45,364	5,045,043
Airbus Group SE	68,376	4,522,972
Alstom SA*	17,252	475,346
Arkema SA	8,052	787,754
Atos SE	10,554	1,113,744
AXA SA‡	227,342	5,739,888
BNP Paribas SA	124,049	7,906,630
Bollore SA	100,943	355,963
Bouygues SA	22,625	810,823
Bureau Veritas SA	31,444	609,362
Capgemini SA	19,551	1,649,516
Carrefour SA	66,614	1,605,075
Casino Guichard Perrachon SA	7,310	350,809
Christian Dior SE	6,151	1,290,114
Cie de Saint-Gobain	57,766	2,691,031
Cie Generale des Etablissements Michelin	21,755	2,420,572
CNP Assurances	20,556	380,834
Credit Agricole SA	128,444	1,592,733
Danone SA	68,928	4,367,935
Dassault Aviation SA	268	299,488
Dassault Systemes SE	15,400	1,173,500
Edenred	24,453	484,821
Eiffage SA	6,372	444,371
Electricite de France SA (x)	31,100	316,898
Engie SA	166,941	2,129,853
Essilor International SA	23,769	2,685,944
Eurazeo SA	4,822	282,117
Eutelsat Communications SA	22,105	428,030
Fonciere Des Regions (REIT)	4,008	349,926
Gecina SA (REIT)	4,652	643,701
Groupe Eurotunnel SE (Registered)	55,007	523,097
Hermes International	3,227	1,324,792
ICADE (REIT)	4,342	309,841
Iliad SA	3,262	627,173
Imerys SA	4,230	320,907
Ingenico Group SA	6,805	543,478
JCDecaux SA (x)	9,928	291,888

Kering (x)	9,056	$2,033,346
Klepierre (REIT)	27,015	1,061,992
Lagardere SCA	11,823	328,498
Legrand SA	30,582	1,736,766
L’Oreal SA	29,614	5,405,429
LVMH Moet Hennessy Louis Vuitton SE	32,669	6,238,169
Natixis SA	108,556	612,495
Orange SA	231,192	3,512,963
Pernod Ricard SA	24,527	2,657,999
Peugeot SA*	56,714	925,051
Publicis Groupe SA	22,928	1,582,060
Remy Cointreau SA	2,554	217,820
Renault SA	22,903	2,037,438
Rexel SA	34,193	562,755
Safran SA	36,225	2,609,008
Sanofi	135,674	10,982,645
Schneider Electric SE	65,384	4,550,118
SCOR SE	19,768	683,152
SEB SA	2,651	359,287
SFR Group SA*	12,685	358,257
Societe BIC SA	3,330	452,713
Societe Generale SA	89,315	4,394,845
Sodexo SA (x)	11,323	1,301,572
Suez	38,632	569,934
Technip SA	12,715	907,599
Thales SA	12,653	1,227,096
TOTAL SA	261,972	13,435,262
Unibail-Rodamco SE (REIT)	11,371	2,714,126
Valeo SA	28,493	1,637,926
Veolia Environnement SA	54,980	936,123
Vinci SA	58,560	3,988,314
Vivendi SA	129,675	2,464,551
Wendel SA	3,285	395,590
Zodiac Aerospace (x)	24,281	557,578

		141,415,873

Germany (8.5%)
adidas AG	21,843	3,452,404
Allianz SE (Registered)	53,510	8,843,386
Axel Springer SE	5,513	267,704
BASF SE	107,544	9,997,239
Bayer AG (Registered)	96,826	10,103,715
Bayerische Motoren Werke AG	38,446	3,591,729
Bayerische Motoren Werke AG (Preference) (q)	6,649	508,832
Beiersdorf AG	11,553	980,198
Brenntag AG	18,867	1,048,626
Commerzbank AG	122,212	932,172
Continental AG	12,629	2,442,093
Covestro AG§	8,247	565,841
Daimler AG (Registered)	111,741	8,318,381
Deutsche Bank AG (Registered)*	163,139	2,962,313
Deutsche Boerse AG (BATS Europe Exchange)*	15,521	1,266,863
Deutsche Boerse AG (Turquoise Stock Exchange) (x)	6,962	560,048
Deutsche Lufthansa AG (Registered)	25,402	328,093
Deutsche Post AG (Registered)	112,823	3,709,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Deutsche Telekom AG (Registered)	379,261	$6,529,392
Deutsche Wohnen AG	40,447	1,270,484
E.ON SE	238,998	1,685,594
Evonik Industries AG	17,623	526,473
Fraport AG Frankfurt Airport Services Worldwide	5,087	300,781
Fresenius Medical Care AG & Co. KGaA	25,085	2,124,341
Fresenius SE & Co. KGaA	47,582	3,719,475
Fuchs Petrolub SE(Preference) (q)	8,862	372,024
GEA Group AG	21,660	871,659
Hannover Rueck SE	7,151	773,827
HeidelbergCement AG	16,982	1,584,359
Henkel AG & Co. KGaA	12,604	1,313,227
Henkel AG & Co. KGaA (Preference) (q)	20,491	2,442,786
HOCHTIEF AG	2,615	366,244
HUGO BOSS AG	7,709	471,718
Infineon Technologies AG	135,370	2,352,629
Innogy SE*§	16,624	577,650
K+S AG (Registered) (x)	23,312	556,798
LANXESS AG	10,609	696,298
Linde AG	21,594	3,548,297
MAN SE	4,166	413,669
Merck KGaA	15,157	1,581,940
METRO AG (x)	20,650	686,570
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	18,858	3,566,209
OSRAM Licht AG	10,617	556,843
Porsche Automobil Holding SE(Preference) (q)	16,756	912,601
ProSiebenSat.1 Media SE	26,366	1,016,080
RWE AG*	59,452	739,408
SAP SE	115,075	10,031,081
Schaeffler AG(Preference) (q)	19,232	284,537
Siemens AG (Registered)	89,573	11,012,957
Symrise AG	15,084	918,235
Telefonica Deutschland Holding AG	80,823	346,269
thyssenkrupp AG	43,217	1,029,947
TUI AG	59,406	851,455
United Internet AG (Registered)	14,790	577,521
Volkswagen AG	3,912	563,132
Volkswagen AG (Preference) (q)	21,444	3,010,113
Vonovia SE	56,102	1,825,119
Zalando SE*§	10,258	391,862

		132,278,807

Hong Kong (3.0%)
AIA Group Ltd.	1,410,900	7,960,136
ASM Pacific Technology Ltd.	32,277	341,938
Bank of East Asia Ltd. (The)	135,821	520,199
BOC Hong Kong Holdings Ltd.	441,223	1,578,946
Cathay Pacific Airways Ltd. (x)	143,868	189,239
Cheung Kong Infrastructure Holdings Ltd.	78,713	626,293

Cheung Kong Property Holdings Ltd.	306,780	$1,881,151
CK Hutchison Holdings Ltd.	313,980	3,559,074
CLP Holdings Ltd.	195,228	1,793,797
First Pacific Co. Ltd.	256,900	179,560
Galaxy Entertainment Group Ltd.	262,700	1,145,046
Hang Lung Group Ltd.	103,000	358,630
Hang Lung Properties Ltd.	263,711	559,083
Hang Seng Bank Ltd.	91,579	1,704,152
Henderson Land Development Co. Ltd.	124,649	663,069
HK Electric Investments & HK Electric Investments Ltd. (x)§	324,500	267,819
HKT Trust & HKT Ltd. (x)	315,811	387,306
Hong Kong & China Gas Co. Ltd. (x)	910,848	1,613,908
Hong Kong Exchanges & Clearing Ltd. (x)	137,702	3,253,209
Hongkong Land Holdings Ltd. (x)	127,300	786,714
Hutchison Port Holdings Trust (BATS Exchange)	106,500	47,925
Hutchison Port Holdings Trust (Singapore Stock Exchange)	492,700	214,325
Hysan Development Co. Ltd.	62,907	260,000
Jardine Matheson Holdings Ltd.	29,800	1,611,882
Kerry Properties Ltd. (x)	53,724	145,837
Li & Fung Ltd. (x)	665,750	292,760
Link REIT (REIT)	265,019	1,722,478
Melco Crown Entertainment Ltd. (ADR)	20,894	332,215
MTR Corp. Ltd. (x)	175,216	851,846
New World Development Co. Ltd.	606,286	641,117
NWS Holdings Ltd. (x)	195,306	318,353
PCCW Ltd. (x)	492,765	266,892
Power Assets Holdings Ltd.	165,714	1,460,642
Sands China Ltd.	289,096	1,256,372
Shangri-La Asia Ltd. (x)	166,635	175,779
Sino Land Co. Ltd.	359,007	537,967
SJM Holdings Ltd. (x)	269,900	211,618
Sun Hung Kai Properties Ltd.	172,208	2,176,334
Swire Pacific Ltd., Class A	62,312	595,036
Swire Properties Ltd.	156,700	432,443
Techtronic Industries Co. Ltd. (x)	163,400	585,791
WH Group Ltd. (x)§	937,900	758,351
Wharf Holdings Ltd. (The) (x)	161,513	1,073,699
Wheelock & Co. Ltd.	100,774	567,256
Yue Yuen Industrial Holdings Ltd.	85,137	309,060

		46,215,247

Ireland (0.7%)
AerCap Holdings NV*	20,105	836,569
Bank of Ireland (Irish Stock Exchange)*	3,076,570	757,821
Bank of Ireland (London Stock Exchange)*	911	226
CRH plc	97,741	3,390,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Experian plc	109,008	$2,114,535
James Hardie Industries plc (CDI)	53,485	847,986
Kerry Group plc (London Stock Exchange), Class A	5	356
Kerry Group plc (Turquoise Stock Exchange), Class A	17,942	1,282,403
Paddy Power Betfair plc	9,780	1,044,934
Ryanair Holdings plc (ADR)*	2,735	227,716

		10,503,189

Israel (0.6%)
Azrieli Group Ltd.	4,383	190,132
Bank Hapoalim BM	130,819	778,044
Bank Leumi Le-Israel BM*	168,537	693,915
Bezeq The Israeli Telecommunication Corp. Ltd.	254,922	484,425
Check Point Software Technologies Ltd.*	14,549	1,228,809
Elbit Systems Ltd.	2,754	278,828
Frutarom Industries Ltd.	4,488	229,640
Israel Chemicals Ltd. (x)	63,044	258,588
Mizrahi Tefahot Bank Ltd.	14,560	212,992
Nice Ltd.	7,999	545,304
Teva Pharmaceutical Industries Ltd. (ADR)	106,892	3,874,835

		8,775,512

Italy (1.7%)
Assicurazioni Generali SpA	138,999	2,066,000
Atlantia SpA	49,304	1,155,291
Enel SpA	885,960	3,905,753
Eni SpA	296,723	4,831,984
Ferrari NV	13,671	795,810
Intesa Sanpaolo SpA	121,130	284,852
Intesa Sanpaolo SpA (RNC)	1,472,416	3,760,151
Leonardo-Finmeccanica SpA*	38,838	545,377
Luxottica Group SpA	20,288	1,091,300
Mediobanca SpA	63,317	516,876
Poste Italiane SpA§	56,032	371,882
Prysmian SpA	23,369	600,225
Saipem SpA*	649,141	365,575
Snam SpA	294,279	1,212,451
Telecom Italia SpA*	706,598	510,991
Telecom Italia SpA (RNC)*	1,203,309	1,060,197
Terna Rete Elettrica Nazionale SpA	179,672	823,101
UniCredit SpA	623,901	1,795,553
UnipolSai SpA	139,036	297,103

		25,990,472

Japan (22.0%)
ABC-Mart, Inc.	3,699	209,518
Acom Co. Ltd.*	47,361	207,071
Aeon Co. Ltd.	77,924	1,104,104
AEON Financial Service Co. Ltd. (x)	11,662	207,247
Aeon Mall Co. Ltd.	14,391	202,428
Air Water, Inc.	19,087	344,587
Aisin Seiki Co. Ltd.	22,938	995,043
Ajinomoto Co., Inc.	66,813	1,345,692

Alfresa Holdings Corp.	22,436	$371,262
Alps Electric Co. Ltd.	23,000	556,133
Amada Holdings Co. Ltd.	39,743	443,761
ANA Holdings, Inc.	128,222	345,363
Aozora Bank Ltd.	142,345	503,003
Asahi Glass Co. Ltd. (x)	124,843	850,268
Asahi Group Holdings Ltd.	46,585	1,470,791
Asahi Kasei Corp.	148,117	1,292,024
Asics Corp. (x)	16,442	328,488
Astellas Pharma, Inc.	247,108	3,432,555
Bandai Namco Holdings, Inc.	23,781	656,203
Bank of Kyoto Ltd. (The) (x)	28,874	214,440
Benesse Holdings, Inc.	9,126	251,429
Bridgestone Corp.	75,129	2,708,822
Brother Industries Ltd.	30,185	544,686
Calbee, Inc.	8,871	277,800
Canon, Inc.	124,029	3,496,689
Casio Computer Co. Ltd.	28,773	406,946
Central Japan Railway Co.	16,587	2,729,138
Chiba Bank Ltd. (The)	86,241	529,068
Chubu Electric Power Co., Inc.	77,139	1,077,801
Chugai Pharmaceutical Co. Ltd.	27,025	775,776
Chugoku Bank Ltd. (The) (x)	22,745	326,555
Chugoku Electric Power Co., Inc. (The) (x)	33,438	392,244
Concordia Financial Group Ltd.	143,026	688,483
Credit Saison Co. Ltd.	17,284	307,156
Cyberdyne, Inc. (x)*	12,472	176,289
Dai Nippon Printing Co. Ltd.	63,807	630,563
Daicel Corp.	29,070	320,858
Dai-ichi Life Holdings, Inc.	123,247	2,052,095
Daiichi Sankyo Co. Ltd.	72,147	1,476,274
Daikin Industries Ltd.	26,900	2,470,772
Daito Trust Construction Co. Ltd. (x)	8,490	1,277,041
Daiwa House Industry Co. Ltd.	67,739	1,852,354
Daiwa House REIT Investment Corp. (REIT) (x)	164	414,788
Daiwa Securities Group, Inc.	198,381	1,222,621
DeNA Co. Ltd.	12,351	269,899
Denso Corp.	55,494	2,403,988
Dentsu, Inc.	25,479	1,199,012
Don Quijote Holdings Co. Ltd.	14,200	525,476
East Japan Railway Co.	38,553	3,331,639
Eisai Co. Ltd.	28,507	1,636,149
Electric Power Development Co. Ltd.	18,097	416,521
FamilyMart UNY Holdings Co. Ltd. (x)	9,896	658,745
FANUC Corp.	22,687	3,846,356
Fast Retailing Co. Ltd.	6,088	2,178,918
Fuji Electric Co. Ltd.	72,787	377,403
Fuji Heavy Industries Ltd.	71,108	2,903,336
FUJIFILM Holdings Corp.	51,997	1,973,105
Fujitsu Ltd.	207,810	1,154,846
Fukuoka Financial Group, Inc.	89,378	396,896
Hachijuni Bank Ltd. (The)	55,684	323,027
Hakuhodo DY Holdings, Inc.	25,100	309,253
Hamamatsu Photonics KK	16,800	442,011
Hankyu Hanshin Holdings, Inc.	29,310	940,428
Hikari Tsushin, Inc.	2,640	245,986
Hino Motors Ltd.	33,586	341,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hirose Electric Co. Ltd.	3,876	$480,541
Hiroshima Bank Ltd. (The)	67,642	316,000
Hisamitsu Pharmaceutical Co., Inc.	7,433	372,047
Hitachi Chemical Co. Ltd.	11,312	282,909
Hitachi Construction Machinery Co. Ltd. (x)	14,187	307,228
Hitachi High-Technologies Corp.	8,882	358,320
Hitachi Ltd.	557,529	3,014,831
Hitachi Metals Ltd.	27,602	374,088
Hokuriku Electric Power Co.	18,662	209,174
Honda Motor Co. Ltd.	190,880	5,577,371
Hoshizaki Corp. (x)	6,043	478,270
Hoya Corp.	47,747	2,006,293
Hulic Co. Ltd. (x)	34,071	302,886
Idemitsu Kosan Co. Ltd.	11,148	296,167
IHI Corp.*	168,734	438,889
Iida Group Holdings Co. Ltd.	16,862	319,855
Inpex Corp.	113,376	1,135,943
Isetan Mitsukoshi Holdings Ltd.	40,732	439,121
Isuzu Motors Ltd.	70,242	890,083
ITOCHU Corp.	171,688	2,279,870
J Front Retailing Co. Ltd.	26,828	361,532
Japan Airlines Co. Ltd.	14,119	412,547
Japan Airport Terminal Co. Ltd.	6,000	216,898
Japan Exchange Group, Inc.	63,119	901,893
Japan Post Bank Co. Ltd.	47,370	568,643
Japan Post Holdings Co. Ltd.	53,851	672,245
Japan Prime Realty Investment Corp. (REIT) (x)	103	405,831
Japan Real Estate Investment Corp. (REIT) (x)	162	882,943
Japan Retail Fund Investment Corp. (REIT)	310	627,559
Japan Tobacco, Inc.	128,541	4,227,693
JFE Holdings, Inc. (x)	61,652	938,957
JGC Corp.	23,135	420,438
JSR Corp.	24,282	382,902
JTEKT Corp.	27,518	440,288
JX Holdings, Inc. (x)	252,015	1,066,711
Kajima Corp.	103,261	714,765
Kakaku.com, Inc.	16,804	278,066
Kamigumi Co. Ltd.	28,494	271,592
Kaneka Corp.	37,343	304,176
Kansai Electric Power Co., Inc. (The)*	83,609	914,244
Kansai Paint Co. Ltd. (x)	25,864	476,451
Kao Corp.	58,118	2,755,353
Kawasaki Heavy Industries Ltd.	163,445	513,235
KDDI Corp.	214,803	5,439,225
Keihan Holdings Co. Ltd.	63,000	413,981
Keikyu Corp.	53,922	625,149
Keio Corp. (x)	66,997	550,880
Keisei Electric Railway Co. Ltd.	16,137	391,706
Keyence Corp.	5,334	3,660,208
Kikkoman Corp. (x)	17,949	574,368
Kintetsu Group Holdings Co. Ltd.	215,929	823,994
Kirin Holdings Co. Ltd.	93,705	1,524,535
Kobe Steel Ltd. (x)*	34,821	332,792
Koito Manufacturing Co. Ltd.	13,972	739,993

Komatsu Ltd.	109,616	$2,483,066
Konami Holdings Corp.	11,212	452,797
Konica Minolta, Inc.	51,864	515,201
Kose Corp.	3,343	277,737
Kubota Corp.	121,764	1,738,295
Kuraray Co. Ltd. (x)	37,884	569,192
Kurita Water Industries Ltd.	11,186	246,355
Kyocera Corp.	38,386	1,908,872
Kyowa Hakko Kirin Co. Ltd.	30,724	424,813
Kyushu Electric Power Co., Inc.	49,212	533,911
Kyushu Financial Group, Inc.	27,331	185,442
Lawson, Inc.	7,525	528,601
LINE Corp. (x)*	5,106	175,188
Lion Corp.	28,309	465,055
LIXIL Group Corp.	31,477	714,780
M3, Inc. (x)	22,817	574,940
Mabuchi Motor Co. Ltd.	4,922	256,892
Makita Corp.	13,351	894,446
Marubeni Corp.	193,067	1,094,886
Marui Group Co. Ltd.	23,914	349,272
Maruichi Steel Tube Ltd.	6,838	222,619
Mazda Motor Corp.	69,266	1,133,147
McDonald’s Holdings Co. Japan Ltd. (x)	7,260	190,080
Mebuki Financial Group, Inc.	90,864	336,634
Medipal Holdings Corp.	21,978	346,571
MEIJI Holdings Co. Ltd.	13,690	1,072,945
Minebea Co. Ltd.	42,670	400,140
Miraca Holdings, Inc.	7,100	318,930
MISUMI Group, Inc. (x)	32,100	528,431
Mitsubishi Chemical Holdings Corp.	158,142	1,025,640
Mitsubishi Corp.	175,702	3,743,298
Mitsubishi Electric Corp.	224,050	3,123,760
Mitsubishi Estate Co. Ltd.	144,799	2,883,591
Mitsubishi Gas Chemical Co., Inc.	19,652	335,450
Mitsubishi Heavy Industries Ltd.	382,209	1,741,728
Mitsubishi Logistics Corp.	12,120	171,417
Mitsubishi Materials Corp.	14,317	439,769
Mitsubishi Motors Corp.	82,743	471,502
Mitsubishi Tanabe Pharma Corp.	23,258	456,305
Mitsubishi UFJ Financial Group, Inc.	1,493,085	9,200,597
Mitsubishi UFJ Lease & Finance Co. Ltd.	50,677	261,894
Mitsui & Co. Ltd.	196,840	2,706,497
Mitsui Chemicals, Inc.	102,712	461,380
Mitsui Fudosan Co. Ltd.	101,375	2,346,262
Mitsui OSK Lines Ltd.	150,334	416,755
Mixi, Inc. (x)	5,590	204,229
Mizuho Financial Group, Inc.	2,788,912	5,006,321
MS&AD Insurance Group Holdings, Inc.	60,591	1,878,775
Murata Manufacturing Co. Ltd.	22,084	2,957,130
Nabtesco Corp.	13,474	313,461
Nagoya Railroad Co. Ltd.	111,683	539,901
NEC Corp.	286,737	760,543
Nexon Co. Ltd.	21,441	310,768
NGK Insulators Ltd.	31,815	617,109
NGK Spark Plug Co. Ltd.	18,591	413,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

NH Foods Ltd.	19,159	$517,191
Nidec Corp.	28,237	2,436,536
Nikon Corp.	40,560	630,567
Nintendo Co. Ltd.	13,020	2,733,782
Nippon Building Fund, Inc. (REIT) (x)	170	941,091
Nippon Electric Glass Co. Ltd.	51,978	281,070
Nippon Express Co. Ltd.	95,461	513,754
Nippon Paint Holdings Co. Ltd.	19,497	531,319
Nippon Prologis REIT, Inc. (REIT)	181	369,976
Nippon Steel & Sumitomo Metal Corp.	93,212	2,079,176
Nippon Telegraph & Telephone Corp.	80,155	3,368,739
Nippon Yusen KK	181,220	336,468
Nissan Chemical Industries Ltd.	14,438	482,399
Nissan Motor Co. Ltd.	284,174	2,858,152
Nisshin Seifun Group, Inc. (x)	23,487	352,481
Nissin Foods Holdings Co. Ltd.	6,901	362,542
Nitori Holdings Co. Ltd.	9,494	1,085,261
Nitto Denko Corp.	19,742	1,515,003
NOK Corp.	12,742	257,947
Nomura Holdings, Inc.	415,873	2,452,005
Nomura Real Estate Holdings, Inc.	16,478	280,285
Nomura Real Estate Master Fund, Inc. (REIT)	425	642,909
Nomura Research Institute Ltd.	15,633	476,179
NSK Ltd.	47,644	551,957
NTT Data Corp.	14,665	708,939
NTT DOCOMO, Inc.	162,262	3,697,144
Obayashi Corp.	77,648	742,099
Obic Co. Ltd.	7,940	347,152
Odakyu Electric Railway Co. Ltd.	36,300	718,391
Oji Holdings Corp.	103,744	422,521
Olympus Corp.	32,496	1,123,284
Omron Corp.	23,238	891,743
Ono Pharmaceutical Co. Ltd.	49,061	1,072,731
Oracle Corp. Japan	4,160	209,646
Oriental Land Co. Ltd.	24,551	1,387,670
ORIX Corp.	152,035	2,372,722
Osaka Gas Co. Ltd. (x)	219,208	843,259
Otsuka Corp.	6,719	313,889
Otsuka Holdings Co. Ltd.	46,333	2,019,029
Panasonic Corp.	253,368	2,578,663
Park24 Co. Ltd. (x)	13,100	355,311
Pola Orbis Holdings, Inc. (x)	2,638	217,811
Rakuten, Inc.	110,886	1,086,801
Recruit Holdings Co. Ltd.	42,941	1,723,151
Resona Holdings, Inc.	264,326	1,355,837
Ricoh Co. Ltd.	83,503	705,891
Rinnai Corp.	3,905	315,073
Rohm Co. Ltd.	10,086	580,781
Ryohin Keikaku Co. Ltd.	2,821	552,976
Sankyo Co. Ltd.	5,202	168,022
Santen Pharmaceutical Co. Ltd.	43,745	535,233
SBI Holdings, Inc.	22,847	290,682
Secom Co. Ltd.	24,053	1,759,188
Sega Sammy Holdings, Inc.	23,925	355,984
Seibu Holdings, Inc.	21,865	392,120

Seiko Epson Corp.	33,300	$705,176
Sekisui Chemical Co. Ltd.	47,389	755,791
Sekisui House Ltd.	72,221	1,202,190
Seven & i Holdings Co. Ltd.	87,561	3,336,121
Seven Bank Ltd.	70,561	202,250
Sharp Corp. (x)*	178,221	411,719
Shimadzu Corp.	28,293	450,751
Shimamura Co. Ltd.	2,778	346,789
Shimano, Inc.	8,400	1,318,126
Shimizu Corp.	67,640	618,671
Shin-Etsu Chemical Co. Ltd.	46,056	3,572,960
Shinsei Bank Ltd.	189,672	318,081
Shionogi & Co. Ltd.	35,743	1,712,300
Shiseido Co. Ltd.	45,871	1,161,150
Shizuoka Bank Ltd. (The)	64,461	541,610
Showa Shell Sekiyu KK	23,325	216,935
SMC Corp.	6,471	1,545,012
SoftBank Group Corp.	112,514	7,475,262
Sohgo Security Services Co. Ltd.	8,500	326,909
Sompo Holdings, Inc.	39,873	1,350,991
Sony Corp.	147,538	4,134,220
Sony Financial Holdings, Inc.	22,417	349,849
Stanley Electric Co. Ltd.	18,616	508,904
Start Today Co. Ltd.	20,591	355,707
Sumitomo Chemical Co. Ltd.	190,991	908,586
Sumitomo Corp. (x)	135,864	1,598,981
Sumitomo Dainippon Pharma Co. Ltd.	20,612	354,482
Sumitomo Electric Industries Ltd.	90,229	1,302,000
Sumitomo Heavy Industries Ltd.	60,182	387,739
Sumitomo Metal Mining Co. Ltd.	58,880	759,206
Sumitomo Mitsui Financial Group, Inc.	157,286	6,002,101
Sumitomo Mitsui Trust Holdings, Inc.	37,614	1,346,219
Sumitomo Realty & Development Co. Ltd.	42,639	1,133,149
Sumitomo Rubber Industries Ltd.	21,764	345,617
Sundrug Co. Ltd.	4,270	295,566
Suntory Beverage & Food Ltd.	16,525	686,450
Suruga Bank Ltd.	21,722	484,900
Suzuken Co. Ltd.	9,592	313,510
Suzuki Motor Corp.	40,071	1,410,499
Sysmex Corp.	18,820	1,090,151
T&D Holdings, Inc.	64,473	852,561
Taiheiyo Cement Corp.	150,131	475,281
Taisei Corp.	124,438	870,933
Taisho Pharmaceutical Holdings Co. Ltd.	4,227	350,818
Taiyo Nippon Sanso Corp. (x)	15,099	174,922
Takashimaya Co. Ltd.	37,179	306,657
Takeda Pharmaceutical Co. Ltd.	82,678	3,420,305
TDK Corp.	14,407	991,078
Teijin Ltd.	21,455	434,883
Terumo Corp.	40,848	1,508,099
THK Co. Ltd.	15,892	351,630
Tobu Railway Co. Ltd.	114,957	570,482
Toho Co. Ltd.	13,054	369,142
Toho Gas Co. Ltd. (x)	45,076	366,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tohoku Electric Power Co., Inc.	56,341	$712,006
Tokio Marine Holdings, Inc.	79,218	3,250,734
Tokyo Electric Power Co. Holdings, Inc.*	169,367	683,989
Tokyo Electron Ltd.	18,698	1,767,011
Tokyo Gas Co. Ltd.	237,438	1,074,489
Tokyo Tatemono Co. Ltd.	22,790	304,777
Tokyu Corp.	127,110	934,225
Tokyu Fudosan Holdings Corp.	56,330	332,558
TonenGeneral Sekiyu KK	31,244	329,349
Toppan Printing Co. Ltd.	60,680	579,413
Toray Industries, Inc.	175,206	1,418,438
Toshiba Corp.*	478,369	1,158,727
TOTO Ltd. (x)	16,371	647,836
Toyo Seikan Group Holdings Ltd.	19,096	356,513
Toyo Suisan Kaisha Ltd.	11,085	401,668
Toyoda Gosei Co. Ltd.	6,758	158,087
Toyota Industries Corp.	18,883	899,921
Toyota Motor Corp.	312,715	18,403,027
Toyota Tsusho Corp.	25,186	656,183
Trend Micro, Inc.	14,118	501,906
Tsuruha Holdings, Inc.	4,158	394,899
Unicharm Corp.	47,825	1,046,524
United Urban Investment Corp. (REIT)	339	516,005
USS Co. Ltd.	28,150	448,473
West Japan Railway Co.	19,695	1,208,746
Yahoo Japan Corp. (x)	171,046	657,109
Yakult Honsha Co. Ltd.	10,710	496,669
Yamada Denki Co. Ltd. (x)	71,297	384,318
Yamaguchi Financial Group, Inc.	21,746	236,857
Yamaha Corp.	19,821	605,441
Yamaha Motor Co. Ltd. (x)	31,168	686,429
Yamato Holdings Co. Ltd.	38,564	784,148
Yamazaki Baking Co. Ltd. (x)	15,116	292,038
Yaskawa Electric Corp. (x)	31,323	487,232
Yokogawa Electric Corp.	25,397	367,890
Yokohama Rubber Co. Ltd. (The) (x)	12,791	229,390

		344,493,203

Jordan (0.0%)
Hikma Pharmaceuticals plc	16,719	390,043

Luxembourg (0.3%)
ArcelorMittal*	217,958	1,609,705
Eurofins Scientific SE	1,284	547,399
Millicom International Cellular SA (SDR)	8,065	344,621
RTL Group SA	4,861	356,804
SES SA (FDR)	41,532	914,813
Tenaris SA	56,513	1,009,518

		4,782,860

Macau (0.0%)
MGM China Holdings Ltd.	83,200	172,526
Wynn Macau Ltd. (Hong Kong Stock Exchange) (x)	160,900	256,046

Wynn Macau Ltd. (Shanghai- Hong Kong Stock Connect)	3,500	$5,570

		434,142

Mexico (0.0%)
Fresnillo plc	26,397	397,212

Netherlands (4.0%)
ABN AMRO Group NV (CVA)§	33,133	734,170
Aegon NV	212,944	1,171,885
Akzo Nobel NV	28,678	1,792,859
Altice NV, Class A (x)*	43,457	861,378
Altice NV, Class B*	12,288	244,859
ASML Holding NV	42,394	4,759,367
Boskalis Westminster	10,036	348,519
EXOR NV	13,358	576,232
Gemalto NV	9,606	555,338
Heineken Holding NV	12,060	839,645
Heineken NV	27,150	2,036,571
ING Groep NV	448,937	6,318,308
Koninklijke Ahold Delhaize NV*	148,667	3,134,581
Koninklijke DSM NV	21,896	1,312,861
Koninklijke KPN NV	407,403	1,206,792
Koninklijke Philips NV	110,835	3,383,443
Koninklijke Vopak NV	8,077	381,539
NN Group NV	38,099	1,291,178
NXP Semiconductors NV*	34,159	3,347,924
Randstad Holding NV	14,283	774,754
Royal Dutch Shell plc, Class A	502,604	13,890,250
Royal Dutch Shell plc, Class B	438,552	12,722,699
Wolters Kluwer NV	36,061	1,306,570

		62,991,722

New Zealand (0.2%)
Auckland International Airport Ltd.	108,603	471,540
Contact Energy Ltd.	84,625	273,957
Fletcher Building Ltd.	85,865	632,294
Mercury NZ Ltd.	49,309	101,395
Meridian Energy Ltd.	170,153	307,334
Ryman Healthcare Ltd.	35,089	197,692
Spark New Zealand Ltd.	228,705	541,785

		2,525,997

Norway (0.6%)
DNB ASA	116,686	1,735,017
Gjensidige Forsikring ASA	22,104	350,680
Marine Harvest ASA*	46,498	838,384
Norsk Hydro ASA	157,934	755,346
Orkla ASA	97,440	882,397
Schibsted ASA, Class A	9,914	227,433
Schibsted ASA, Class B	13,026	276,047
Statoil ASA	132,716	2,434,437
Telenor ASA	83,993	1,254,738
Yara International ASA	19,897	783,405

		9,537,884

Portugal (0.1%)
Banco Espirito Santo SA (Registered)*†	106,365	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

EDP – Energias de Portugal SA	276,089	$841,069
Galp Energia SGPS SA	56,147	838,674
Jeronimo Martins SGPS SA	26,734	414,806

		2,094,549

Singapore (1.1%)
Ascendas REIT (REIT)	272,922	427,810
CapitaLand Commercial Trust (REIT)	229,400	234,445
CapitaLand Ltd.	306,207	638,570
CapitaLand Mall Trust (REIT)	295,982	385,268
City Developments Ltd.	45,369	259,404
ComfortDelGro Corp. Ltd.	254,950	434,849
DBS Group Holdings Ltd.	210,670	2,522,541
Genting Singapore plc (x)	703,172	439,437
Global Logistic Properties Ltd.	313,700	476,567
Golden Agri-Resources Ltd.	914,995	271,690
Jardine Cycle & Carriage Ltd.	10,860	309,193
Keppel Corp. Ltd.	153,325	613,025
Oversea-Chinese Banking Corp. Ltd.	371,225	2,286,591
SATS Ltd.	77,400	259,220
Sembcorp Industries Ltd.	106,209	209,022
Singapore Airlines Ltd. (x)	63,148	421,670
Singapore Exchange Ltd.	95,562	472,481
Singapore Press Holdings Ltd. (x)	174,697	425,840
Singapore Technologies Engineering Ltd.	190,379	424,628
Singapore Telecommunications Ltd.	914,045	2,303,811
StarHub Ltd.	76,552	148,542
Suntec REIT (REIT) (x)	318,100	362,438
United Overseas Bank Ltd. (x)	151,721	2,137,285
UOL Group Ltd.	62,249	257,481
Wilmar International Ltd.	223,474	553,998

		17,275,806

South Africa (0.1%)
Investec plc	73,609	486,236
Mediclinic International plc	43,551	413,813
Mondi plc	40,214	825,665

		1,725,714

Spain (2.8%)
Abertis Infraestructuras SA	77,255	1,081,182
ACS Actividades de Construccion y Servicios SA	24,467	773,171
Aena SA§	7,821	1,067,379
Amadeus IT Group SA	52,518	2,386,570
Banco Bilbao Vizcaya Argentaria SA	770,269	5,200,623
Banco de Sabadell SA	634,220	883,250
Banco Popular Espanol SA (x)	396,689	383,333
Banco Santander SA	1,709,534	8,923,923
Bankia SA	579,219	592,033
Bankinter SA	85,108	659,375
CaixaBank SA	384,686	1,271,511
Distribuidora Internacional de Alimentacion SA	72,540	356,216
Enagas SA	20,656	524,563
Endesa SA	36,504	773,322

Ferrovial SA	59,443	$1,063,423
Gas Natural SDG SA	41,444	781,342
Grifols SA	33,129	658,407
Iberdrola SA	634,351	4,162,751
Industria de Diseno Textil SA	127,446	4,350,680
Mapfre SA	125,157	382,065
Red Electrica Corp. SA	45,583	860,094
Repsol SA	129,482	1,829,136
Telefonica SA	545,227	5,062,091
Zardoya Otis SA	22,733	192,157

		44,218,597

Sweden (2.6%)
Alfa Laval AB	34,740	575,021
Assa Abloy AB, Class B	114,617	2,127,383
Atlas Copco AB, Class A	77,144	2,349,731
Atlas Copco AB, Class B	43,954	1,199,368
Boliden AB	32,251	842,152
Electrolux AB	28,782	714,922
Getinge AB, Class B	23,045	369,556
Hennes & Mauritz AB, Class B	110,027	3,060,264
Hexagon AB, Class B	30,704	1,096,981
Husqvarna AB, Class B	52,781	410,460
ICA Gruppen AB	9,840	300,149
Industrivarden AB, Class C	19,055	355,140
Investor AB, Class B	54,490	2,036,512
Kinnevik AB, Class B*	28,131	674,050
L E Lundbergforetagen AB, Class B	4,451	272,856
Lundin Petroleum AB*	22,887	497,653
Nordea Bank AB	353,645	3,932,149
Sandvik AB	127,428	1,576,311
Securitas AB, Class B	37,286	586,878
Skandinaviska Enskilda Banken AB, Class A	177,005	1,856,390
Skanska AB, Class B	40,626	959,174
SKF AB, Class B	43,736	804,574
Svenska Cellulosa AB SCA, Class B	72,493	2,047,335
Svenska Handelsbanken AB, Class A	179,829	2,498,886
Swedbank AB, Class A	103,973	2,514,132
Swedish Match AB	22,799	725,216
Tele2 AB, Class B	41,831	335,406
Telefonaktiebolaget LM Ericsson, Class B	364,569	2,140,851
Telia Co. AB	309,305	1,246,305
Volvo AB, Class B	175,151	2,045,537

		40,151,342

Switzerland (8.4%)
ABB Ltd. (Registered)*	219,925	4,639,094
Actelion Ltd. (Registered)*	11,085	2,400,317
Adecco Group AG (Registered)	20,185	1,321,153
Aryzta AG*	10,270	452,332
Baloise Holding AG (Registered)	5,919	745,760
Barry Callebaut AG (Registered)*	282	345,057
Chocoladefabriken Lindt & Spruengli AG	124	642,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Chocoladefabriken Lindt & Sprungli AG (Registered)	11	$668,663
Cie Financiere Richemont SA (Registered)	60,887	4,033,024
Coca-Cola HBC AG*	19,881	433,674
Credit Suisse Group AG (Registered)*	231,870	3,326,741
Dufry AG (Registered)*	5,535	690,312
EMS-Chemie Holding AG (Registered)	959	487,364
Galenica AG (Registered)	459	517,913
Geberit AG (Registered)	4,504	1,805,492
Givaudan SA (Registered)	1,049	1,922,257
Glencore plc*	1,432,635	4,896,834
Julius Baer Group Ltd.*	26,498	1,176,966
Kuehne + Nagel International AG (Registered)	6,479	856,401
LafargeHolcim Ltd. (Registered)*	52,690	2,776,017
Lonza Group AG (Registered)*	6,348	1,099,040
Nestle SA (Registered)	363,575	26,081,857
Novartis AG (Registered)	260,481	18,954,770
Pargesa Holding SA	4,016	261,476
Partners Group Holding AG	2,048	959,843
Roche Holding AG	81,956	18,720,383
Schindler Holding AG	4,747	837,240
Schindler Holding AG (Registered)	2,420	422,781
SGS SA (Registered)	658	1,338,874
Sika AG	244	1,172,197
Sonova Holding AG (Registered)	5,903	715,339
STMicroelectronics NV	73,232	830,620
Swatch Group AG (The) (x)	3,747	1,165,349
Swatch Group AG (The) (Registered)	5,711	349,121
Swiss Life Holding AG (Registered)*	3,874	1,096,422
Swiss Prime Site AG (Registered)*	8,076	661,038
Swiss Re AG	37,601	3,563,288
Swisscom AG (Registered)	3,107	1,391,636
Syngenta AG (Registered)	10,840	4,284,690
UBS Group AG (Registered)	428,271	6,708,163
Wolseley plc	30,311	1,853,569
Zurich Insurance Group AG*	17,611	4,849,381

		131,454,793

United Kingdom (14.4%)
3i Group plc	115,025	997,968
Aberdeen Asset Management plc	104,945	332,777
Admiral Group plc	25,217	567,785
Anglo American plc*	163,013	2,330,408
Ashtead Group plc	60,908	1,185,996
Associated British Foods plc	42,168	1,426,517
AstraZeneca plc	148,068	8,097,506
Auto Trader Group plc§	118,755	598,586
Aviva plc	466,981	2,799,268
Babcock International Group plc	24,321	285,645
BAE Systems plc	365,638	2,665,372

Barclays plc	1,975,179	$5,439,243
Barratt Developments plc	109,435	623,628
Berkeley Group Holdings plc	16,431	568,608
BP plc	2,188,013	13,741,400
British American Tobacco plc	218,283	12,432,388
British Land Co. plc (The) (REIT)	107,155	831,304
BT Group plc	988,023	4,467,519
Bunzl plc	40,203	1,044,929
Burberry Group plc	49,348	910,423
Capita plc	81,181	531,252
Centrica plc	613,225	1,769,184
CNH Industrial NV	120,255	1,046,237
Cobham plc	201,474	406,461
Coca-Cola European Partners plc	26,785	846,421
Compass Group plc	190,706	3,527,741
Croda International plc	15,494	610,270
DCC plc	10,542	784,714
Diageo plc	294,753	7,664,651
Direct Line Insurance Group plc	162,661	740,512
Dixons Carphone plc	115,173	503,316
easyJet plc	21,236	263,021
Fiat Chrysler Automobiles NV	107,981	984,918
G4S plc	177,326	513,561
GKN plc	200,698	820,427
GlaxoSmithKline plc	570,508	10,982,329
Hammerson plc (REIT)	93,567	660,738
Hargreaves Lansdown plc	28,218	421,831
HSBC Holdings plc	2,322,549	18,802,510
IMI plc	31,325	401,491
Imperial Brands plc	112,254	4,900,759
Inmarsat plc	53,516	495,638
InterContinental Hotels Group plc	22,437	1,005,956
International Consolidated Airlines Group SA	100,356	541,826
Intertek Group plc	19,688	844,612
Intu Properties plc (REIT)	119,048	412,709
ITV plc	424,894	1,080,792
J Sainsbury plc	168,619	518,060
Johnson Matthey plc	23,331	914,924
Kingfisher plc	263,334	1,136,838
Land Securities Group plc (REIT)	94,594	1,242,718
Legal & General Group plc	686,494	2,094,783
Lloyds Banking Group plc	7,521,313	5,794,218
London Stock Exchange Group plc	37,180	1,335,213
Marks & Spencer Group plc	193,417	834,285
Meggitt plc	91,851	519,122
Merlin Entertainments plc§	83,346	460,782
National Grid plc	439,319	5,152,122
NEX Group plc	21	122
Next plc	15,925	977,962
Old Mutual plc	588,182	1,502,667
Pearson plc	98,087	989,423
Persimmon plc	36,351	795,630
Petrofac Ltd.	33,430	358,020
Provident Financial plc	17,867	627,330
Prudential plc	301,463	6,046,537
Randgold Resources Ltd.	11,321	895,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Reckitt Benckiser Group plc	74,235	$6,299,809
RELX NV	114,785	1,932,047
RELX plc	125,862	2,247,578
Rio Tinto Ltd.	48,483	2,095,767
Rio Tinto plc	144,850	5,638,337
Rolls-Royce Holdings plc, Class C*†	10,219,314	12,594
Rolls-Royce Holdings plc*	219,871	1,810,073
Royal Bank of Scotland Group plc*	412,459	1,141,674
Royal Mail plc	108,391	617,278
RSA Insurance Group plc	111,564	805,700
Sage Group plc (The)	128,812	1,039,799
Schroders plc	16,129	595,924
Segro plc (REIT)	96,492	544,758
Severn Trent plc	28,218	772,720
Sky plc	115,570	1,411,466
Smith & Nephew plc	105,585	1,588,801
Smiths Group plc	46,224	806,645
SSE plc	116,342	2,226,690
St. James’s Place plc	60,799	759,777
Standard Chartered plc*	379,052	3,099,965
Standard Life plc	233,929	1,072,454
Tate & Lyle plc	54,444	474,710
Taylor Wimpey plc	383,432	725,351
Tesco plc*	973,608	2,481,940
TP ICAP plc	18,549	99,050
Travis Perkins plc	29,926	535,509
Unilever NV (CVA)	190,736	7,853,441
Unilever plc	150,278	6,097,796
United Utilities Group plc	81,148	901,061
Vodafone Group plc	3,111,545	7,663,584
Weir Group plc (The)	25,764	600,104
Whitbread plc	21,880	1,018,195
William Hill plc	99,632	356,326
Wm Morrison Supermarkets plc	270,751	769,785
Worldpay Group plc§	209,510	696,882
WPP plc	149,626	3,348,687

		225,249,201

United States (0.6%)
Carnival plc	22,515	1,144,584
Mobileye NV*	20,980	799,757
QIAGEN NV*	26,278	738,010
Shire plc	105,269	6,076,718
Taro Pharmaceutical Industries Ltd. (x)*	1,926	202,750

		8,961,819

Total Common Stocks (91.2%) (Cost $1,385,813,602)		1,425,593,063

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/6/17* (Cost $33,766)	91,706	33,980

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	2,842,078	$2,842,930

	Principal Amount	Value (Note 1)

Repurchase Agreements (1.2%)
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	$400,000	400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $8,000,933, collateralized by various Common Stocks; total market value $8,892,440. (xx)	8,000,000	8,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,807, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $102,818. (xx)	100,802	100,802
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,900,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,938,982. (xx)	1,900,000	1,900,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	2,000,000	2,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	$4,000,000	$4,000,000

Total Repurchase Agreements		19,400,802

Total Short-Term Investments (1.4%) (Cost $22,243,562)		22,243,732

Total Investments (92.6%) (Cost $1,408,090,930)		1,447,870,775
Other Assets Less Liabilities (7.4%)		115,779,763

Net Assets (100%)		$1,563,650,538

*	Non-income producing.
†	Security (totaling $12,594 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $6,864,347 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $373,143 or 0.0% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $27,808,331. This was secured by cash collateral of $19,400,802 which was subsequently invested in joint repurchase agreements with a total value of $19,400,802, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $9,902,360 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$301,410,328	19.3%
Industrials	199,753,356	12.8
Consumer Discretionary	176,330,970	11.3
Consumer Staples	159,344,959	10.2
Health Care	151,740,841	9.7
Materials	112,745,996	7.2
Information Technology	78,335,678	5.0
Energy	77,700,107	5.0
Telecommunication Services	66,686,100	4.2
Real Estate	53,326,716	3.4
Utilities	48,251,991	3.1
Repurchase Agreements	19,400,802	1.2
Investment Company	2,842,930	0.2
Cash and Other	115,779,763	7.4

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
AXA SA	$7,086,531	$5,175	$817,090	$5,739,888	$266,270	$(71,788)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI EAFE Index	49	March-17	$4,120,377	$4,105,220	$(15,157)
EURO Stoxx 50 Index	1,538	March-17	51,590,387	53,053,833	1,463,446
FTSE 100 Index	381	March-17	32,289,502	33,102,879	813,377
SPI 200 Index	130	March-17	12,916,873	13,206,736	289,863
TOPIX Index	249	March-17	31,259,349	32,340,706	1,081,357

					$3,632,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	1,756	$1,265,143	$1,309,347	$(44,204)
British Pound vs. U.S. Dollar, expiring 3/17/17	Credit Suisse	588	725,470	746,503	(21,033)
British Pound vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	2,226	2,748,524	2,816,599	(68,075)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Credit Suisse	640	676,210	683,082	(6,872)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	4,636	4,897,545	4,935,076	(37,531)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	HSBC Bank plc	50,733	434,114	434,489	(375)
Japanese Yen vs. U.S. Dollar, expiring 3/17/17	HSBC Bank plc	376,227	3,230,680	3,264,318	(33,638)

					$(211,728)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/17/17	Credit Suisse	730	$765,800	$770,915	$(5,115)

					$(216,843)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 12,059,170, CHF 117,098, DKK 54,105, EUR 47,568,597, GBP 30,134,366, HKD 140,257, ILS 42,558, JPY 29,756,131, NOK 50,560, NZD 112,768, SEK 91,898 and SGD 48,798.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$332,215	$175,998,755	$—		$176,330,970
Consumer Staples	—	159,344,959	—		159,344,959
Energy	—	77,666,127	—		77,666,127
Financials	—	301,410,328	—	(a)	301,410,328
Health Care	4,077,585	147,663,256	—		151,740,841
Industrials	2,724,092	197,016,670	12,594		199,753,356
Information Technology	5,376,491	72,959,187	—		78,335,678
Materials	—	112,745,996	—		112,745,996
Real Estate	786,714	52,540,002	—		53,326,716
Telecommunication Services	—	66,686,100	—		66,686,100
Utilities	—	48,251,991	—		48,251,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$3,648,043	$—	$—	$3,648,043
Rights
Energy	—	33,980	—	33,980
Short-Term Investments
Investment Companies	2,842,930	—	—	2,842,930
Repurchase Agreements	—	19,400,802	—	19,400,802

Total Assets	$19,788,070	$1,431,718,153	$12,594	$1,451,518,817

Liabilities:
Forward Currency Contracts	$—	$(216,843)	$—	$(216,843)
Futures	(15,157)	—	—	(15,157)

Total Liabilities	$(15,157)	$(216,843)	$—	$(232,000)

Total	$19,772,913	$1,431,501,310	$12,594	$1,451,286,817

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,648,043	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(216,843)
Equity contracts	Payables, Net assets – Unrealized depreciation	(15,157	)*

Total		$(232,000)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(242,267)	$(242,267)
Equity contracts	(13,038,572)	—	(13,038,572)

Total	$(13,038,572)	$(242,267)	$(13,280,839)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(172,212)	$(172,212)
Equity contracts	(881,937)	—	(881,937)

Total	$(881,937)	$(172,212)	$(1,054,149)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging, and held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $156,369,000 and futures contracts with an average notional balance of approximately $163,633,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$33,020	$—	$—	$33,020
HSBC Bank plc	183,823	—	—	183,823

Total	$216,843	$—	$—	$216,843

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$52,611,681
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$220,057,888

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$250,176,427
Aggregate gross unrealized depreciation	(219,492,900)

Net unrealized appreciation	$30,683,527

Federal income tax cost of investments	$1,417,187,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $5,723,140)	$5,739,888
Unaffiliated Issuers (Cost $1,382,966,988)	1,422,730,085
Repurchase Agreements (Cost $19,400,802)	19,400,802
Cash	2,343,900
Foreign cash (Cost $131,626,994)	120,176,306
Cash held as collateral at broker	8,100,950
Receivable for securities sold	4,232,386
Dividends, interest and other receivables	3,776,414
Securities lending income receivable	31,603
Other assets	71,457

Total assets	1,586,603,791

LIABILITIES
Payable for return of collateral on securities loaned	19,400,802
Payable for securities purchased	1,794,448
Investment management fees payable	593,734
Payable to Separate Accounts for Trust shares redeemed	351,057
Due to broker for futures variation margin	292,125
Unrealized depreciation on forward foreign currency contracts	216,843
Administrative fees payable	164,926
Trustees’ fees payable	1,510
Accrued expenses	137,808

Total liabilities	22,953,253

NET ASSETS	$1,563,650,538

Net assets were comprised of:
Paid in capital	$1,581,290,982
Accumulated undistributed net investment income (loss)	(7,355,464)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(41,841,825)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	31,556,845

Net assets	$1,563,650,538

Class K
Net asset value, offering and redemption price per share, $1,563,650,538 / 171,661,129 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.11

(x)	Includes value of securities on loan of $27,808,331.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($266,270 of dividend income received from affiliates) (net of $4,021,409 foreign withholding tax)	$49,129,960
Interest	100,761
Securities lending (net)	371,797

Total income	49,602,518

EXPENSES
Investment management fees	7,368,434
Administrative fees	2,176,423
Custodian fees	359,250
Professional fees	116,698
Printing and mailing expenses	104,910
Trustees’ fees	38,417
Miscellaneous	162,310

Gross expenses	10,326,442
Less: Waiver from investment manager	(110,420)

Net expenses	10,216,022

NET INVESTMENT INCOME (LOSS)	39,386,496

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(71,788) of realized gain (loss) from affiliates)	(12,536,728)
Net distributions of realized gain received from underlying funds	141
Futures	(13,038,572)
Foreign currency transactions	(28,387,195)

Net realized gain (loss)	(53,962,354)

Change in unrealized appreciation (depreciation) on:
Investments ($(534,728) of change in unrealized appreciation (depreciation) from affiliates)	(17,230,088)
Futures	(881,937)
Foreign currency translations	21,795,830

Net change in unrealized appreciation (depreciation)	3,683,805

NET REALIZED AND UNREALIZED GAIN (LOSS)	(50,278,549)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,892,053)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,386,496	$32,795,511
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(53,962,354)	(35,731,979)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	3,683,805	(25,145,379)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,892,053)	(28,081,847)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(13,045,860)	(6,738,879)
Distributions from net realized capital gains
Class K	—	(34,294,638)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,045,860)	(41,033,517)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 356,257 and 4,224,310 shares, respectively ]	3,163,652	40,574,373
Capital shares issued in reinvestment of dividends and distributions [ 1,438,803 and 4,517,897 shares, respectively ]	13,045,860	41,033,517
Capital shares repurchased [ (25,472,961) and (21,553,194) shares, respectively ]	(227,071,805)	(213,006,052)

Total Class K transactions	(210,862,293)	(131,398,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(210,862,293)	(131,398,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,800,206)	(200,513,526)
NET ASSETS:
Beginning of year	1,798,450,744	1,998,964,270

End of year (a)	$1,563,650,538	$1,798,450,744

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(7,355,464)	$(5,748,236)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.21	$9.60	$10.71	$9.54	$8.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.16	0.19	0.12	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.24)	(0.34)	(0.85)	1.90	1.26

Total from investment operations	(0.02)	(0.18)	(0.66)	2.02	1.38

Less distributions:
Dividends from net investment income	(0.08)	(0.03)	(0.14)	(0.30)	(0.12)
Distributions from net realized gains	—	(0.18)	(0.31)	(0.55)	—

Total dividends and distributions	(0.08)	(0.21)	(0.45)	(0.85)	(0.12)

Net asset value, end of year	$9.11	$9.21	$9.60	$10.71	$9.54

Total return	(0.25)%	(1.80)%	(6.26)%	21.46%	16.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,563,651	$1,798,451	$1,998,964	$2,340,542	$2,358,480
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.62%	0.64%	0.65%	0.64%
Before waivers and reimbursements (f)	0.63%	0.62%	0.64%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.41%	1.66%	1.78%	1.15%	1.35%
Before waivers and reimbursements (f)	2.40%	1.66%	1.78%	1.15%	1.35%
Portfolio turnover rate^	4%	8%	5%	3%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	11.30%	13.77%	13.46%
S&P 500 Index	11.96	14.66	15.56
Volatility Managed Index – Large Cap Core II	10.58	14.87	14.33
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 11.30% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P 500 Index and the Volatility Managed Index — Large Cap Core II, returned 11.96% and 10.58%, respectively, over the same period

Portfolio Highlights

What helped performance during the year:

•	The five sectors that contributed the most to the performance for the year ending December 31, 2016 were financials, information technology, industrials, energy and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2016 were JP Morgan Chase & Co., Apple Inc., Microsoft Corp., Exxon Mobil Corp. and AT&T Inc.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ending December 31, 2016 were health care, real estate, materials, utilities and consumer staples.

•	The five stocks that detracted the most from performance for the year ending December 31, 2016 were Allergan plc, Gilead Sciences Inc., CVS Corp., Bristol Myers Squibb and Alexion Pharmaceutical.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	18.8%
Financials	13.5
Health Care	12.4
Consumer Discretionary	10.9
Industrials	9.3
Consumer Staples	8.5
Energy	6.8
Utilities	2.9
Real Estate	2.6
Materials	2.6
Telecommunication Services	2.4
Repurchase Agreements	0.6
Investment Company	0.1
Cash and Other	8.6

100.0%

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class K
Actual	$1,000.00	$1,075.10	$3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	2.98

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Auto Components (0.2%)
BorgWarner, Inc.	32,686	$1,289,136
Delphi Automotive plc	44,855	3,020,984
Goodyear Tire & Rubber Co. (The)	43,339	1,337,875

		5,647,995

Automobiles (0.5%)
Ford Motor Co.	645,732	7,832,729
General Motors Co.	231,238	8,056,332
Harley-Davidson, Inc.	28,851	1,683,167

		17,572,228

Distributors (0.1%)
Genuine Parts Co.	24,583	2,348,659
LKQ Corp.*	50,664	1,552,852

		3,901,511

Diversified Consumer Services (0.0%)
H&R Block, Inc.	35,017	805,041

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	70,124	3,650,655
Chipotle Mexican Grill, Inc. (x)*	4,769	1,799,439
Darden Restaurants, Inc.	20,133	1,464,072
Marriott International, Inc., Class A	52,953	4,378,154
McDonald’s Corp.	138,401	16,846,171
Royal Caribbean Cruises Ltd.	27,583	2,262,909
Starbucks Corp.	241,112	13,386,538
Wyndham Worldwide Corp.	17,913	1,368,016
Wynn Resorts Ltd. (x)	12,834	1,110,269
Yum! Brands, Inc.	57,404	3,635,395

		49,901,618

Household Durables (0.4%)
D.R. Horton, Inc.	55,017	1,503,615
Garmin Ltd. (x)	18,987	920,680
Harman International Industries, Inc.	11,657	1,295,792
Leggett & Platt, Inc.	22,654	1,107,328
Lennar Corp., Class A	31,733	1,362,298
Mohawk Industries, Inc.*	10,346	2,065,889
Newell Brands, Inc.	79,718	3,559,408
PulteGroup, Inc.	48,921	899,168
Whirlpool Corp.	12,471	2,266,853

		14,981,031

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	65,218	48,905,022
Expedia, Inc.	20,129	2,280,213
Netflix, Inc.*	70,973	8,786,457
Priceline Group, Inc. (The)*	8,195	12,014,362
TripAdvisor, Inc.*	19,100	885,667

		72,871,721

Leisure Products (0.1%)
Hasbro, Inc.	18,480	1,437,559
Mattel, Inc.	57,322	1,579,221

		3,016,780

Media (2.8%)
CBS Corp. (Non-Voting), Class B	65,571	$4,171,627
Charter Communications, Inc., Class A*	35,877	10,329,706
Comcast Corp., Class A	394,954	27,271,575
Discovery Communications, Inc., Class A (x)*	24,839	680,837
Discovery Communications, Inc., Class C*	37,135	994,475
Interpublic Group of Cos., Inc. (The)	64,743	1,515,634
News Corp., Class A	59,879	686,213
News Corp., Class B	21,282	251,128
Omnicom Group, Inc.	39,146	3,331,716
Scripps Networks Interactive, Inc., Class A	15,700	1,120,509
TEGNA, Inc.	35,789	765,527
Time Warner, Inc.	127,833	12,339,719
Twenty-First Century Fox, Inc., Class A	178,987	5,018,795
Twenty-First Century Fox, Inc., Class B	76,503	2,084,707
Viacom, Inc., Class B	56,429	1,980,658
Walt Disney Co. (The)	242,800	25,304,616

		97,847,442

Multiline Retail (0.5%)
Dollar General Corp.	42,207	3,126,272
Dollar Tree, Inc.*	38,982	3,008,631
Kohl’s Corp.	28,852	1,424,712
Macy’s, Inc.	50,020	1,791,216
Nordstrom, Inc. (x)	19,795	948,774
Target Corp.	93,421	6,747,799

		17,047,404

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	12,385	2,094,551
AutoNation, Inc.*	11,191	544,442
AutoZone, Inc.*	4,862	3,839,959
Bed Bath & Beyond, Inc.	25,670	1,043,229
Best Buy Co., Inc.	45,174	1,927,575
CarMax, Inc. (x)*	31,421	2,023,198
Foot Locker, Inc.	22,673	1,607,289
Gap, Inc. (The)	35,300	792,132
Home Depot, Inc. (The)	202,100	27,097,569
L Brands, Inc.	40,054	2,637,155
Lowe’s Cos., Inc.	143,832	10,229,333
O’Reilly Automotive, Inc.*	15,622	4,349,321
Ross Stores, Inc.	65,139	4,273,118
Signet Jewelers Ltd. (x)	11,474	1,081,539
Staples, Inc.	107,101	969,264
Tiffany & Co. (x)	17,893	1,385,455
TJX Cos., Inc. (The)	107,518	8,077,827
Tractor Supply Co.	22,156	1,679,646
Ulta Salon Cosmetics & Fragrance, Inc.*	9,832	2,506,570
Urban Outfitters, Inc.*	15,225	433,608

		78,592,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	46,806	$1,639,146
Hanesbrands, Inc.	64,066	1,381,904
Michael Kors Holdings Ltd.*	27,247	1,171,076
NIKE, Inc., Class B	220,883	11,227,483
PVH Corp.	13,301	1,200,282
Ralph Lauren Corp.	9,638	870,504
Under Armour, Inc., Class A (x)*	30,664	890,789
Under Armour, Inc., Class C*	29,951	753,867
VF Corp.	55,314	2,951,002

		22,086,053

Total Consumer Discretionary		384,271,604

Consumer Staples (8.5%)
Beverages (1.9%)
Brown-Forman Corp., Class B	29,612	1,330,171
Coca-Cola Co. (The)	641,504	26,596,757
Constellation Brands, Inc., Class A	29,423	4,510,840
Dr Pepper Snapple Group, Inc.	30,441	2,760,085
Molson Coors Brewing Co., Class B	30,295	2,948,006
Monster Beverage Corp.*	67,667	3,000,355
PepsiCo, Inc.	237,213	24,819,596

		65,965,810

Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	72,339	11,582,197
CVS Health Corp.	176,187	13,902,916
Kroger Co. (The)	156,385	5,396,846
Sysco Corp.	83,545	4,625,887
Walgreens Boots Alliance, Inc.	141,331	11,696,554
Wal-Mart Stores, Inc.	249,274	17,229,819
Whole Foods Market, Inc.	52,088	1,602,227

		66,036,446

Food Products (1.5%)
Archer-Daniels-Midland Co.	95,292	4,350,080
Campbell Soup Co.	32,198	1,947,013
Conagra Brands, Inc.	69,334	2,742,160
General Mills, Inc.	97,908	6,047,777
Hershey Co. (The)	22,771	2,355,205
Hormel Foods Corp.	44,557	1,551,029
JM Smucker Co. (The)	19,243	2,464,259
Kellogg Co.	41,737	3,076,434
Kraft Heinz Co. (The)	98,482	8,599,448
McCormick & Co., Inc. (Non-Voting)	18,851	1,759,364
Mead Johnson Nutrition Co.	30,478	2,156,623
Mondelez International, Inc., Class A	255,748	11,337,309
Tyson Foods, Inc., Class A	48,355	2,982,536

		51,369,237

Household Products (1.6%)
Church & Dwight Co., Inc.	43,088	1,904,059
Clorox Co. (The)	21,281	2,554,146
Colgate-Palmolive Co.	147,032	9,621,774
Kimberly-Clark Corp.	59,270	6,763,892
Procter & Gamble Co. (The)	441,857	37,151,336

		57,995,207

Personal Products (0.1%)
Coty, Inc., Class A	76,890	$1,407,856
Estee Lauder Cos., Inc. (The), Class A	36,900	2,822,481

		4,230,337

Tobacco (1.5%)
Altria Group, Inc.	322,524	21,809,073
Philip Morris International, Inc.	256,501	23,467,276
Reynolds American, Inc.	136,802	7,666,384

		52,942,733

Total Consumer Staples		298,539,770

Energy (6.8%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	70,076	4,552,838
FMC Technologies, Inc.*	37,915	1,347,120
Halliburton Co.	142,605	7,713,504
Helmerich & Payne, Inc. (x)	18,203	1,408,912
National Oilwell Varco, Inc.	63,468	2,376,242
Schlumberger Ltd.	229,780	19,290,031
Transocean Ltd.*	60,467	891,284

		37,579,931

Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	91,803	6,401,423
Apache Corp.	62,745	3,982,425
Cabot Oil & Gas Corp.	77,865	1,818,926
Chesapeake Energy Corp. (x)*	125,586	881,614
Chevron Corp.#	312,043	36,727,460
Cimarex Energy Co.	15,495	2,105,771
Concho Resources, Inc.*	23,913	3,170,864
ConocoPhillips	204,760	10,266,666
Devon Energy Corp.	86,232	3,938,215
EOG Resources, Inc.	94,055	9,508,961
EQT Corp.	28,161	1,841,729
Exxon Mobil Corp.	685,491	61,872,417
Hess Corp.	44,271	2,757,641
Kinder Morgan, Inc.	317,555	6,576,564
Marathon Oil Corp.	140,173	2,426,395
Marathon Petroleum Corp.	87,285	4,394,800
Murphy Oil Corp. (x)	27,592	858,939
Newfield Exploration Co.*	32,982	1,335,771
Noble Energy, Inc.	71,076	2,705,153
Occidental Petroleum Corp.	126,292	8,995,779
ONEOK, Inc.	34,302	1,969,278
Phillips 66	73,263	6,330,656
Pioneer Natural Resources Co.	28,093	5,058,707
Range Resources Corp.	30,747	1,056,467
Southwestern Energy Co.*	77,628	839,935
Spectra Energy Corp.	116,754	4,797,422
Tesoro Corp.	19,447	1,700,640
Valero Energy Corp.	75,259	5,141,695
Williams Cos., Inc. (The)	114,302	3,559,364

		203,021,677

Total Energy		240,601,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Financials (13.5%)
Banks (6.1%)
Bank of America Corp.	1,675,519	$37,028,970
BB&T Corp.	134,164	6,308,391
Citigroup, Inc.	473,772	28,156,270
Citizens Financial Group, Inc.	85,138	3,033,467
Comerica, Inc.	28,641	1,950,739
Fifth Third Bancorp	125,686	3,389,751
Huntington Bancshares, Inc.	177,307	2,343,999
JPMorgan Chase & Co.	593,041	51,173,507
KeyCorp	177,146	3,236,457
M&T Bank Corp.	25,703	4,020,720
People’s United Financial, Inc.	52,971	1,025,519
PNC Financial Services Group, Inc. (The)‡	80,683	9,436,684
Regions Financial Corp.	205,483	2,950,736
SunTrust Banks, Inc.	81,614	4,476,528
U.S. Bancorp	264,600	13,592,502
Wells Fargo & Co.	748,030	41,223,933
Zions Bancorp	33,837	1,456,344

		214,804,517

Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	9,260	1,345,478
Ameriprise Financial, Inc.	26,263	2,913,617
Bank of New York Mellon Corp. (The)	175,256	8,303,629
BlackRock, Inc.‡	20,149	7,667,501
Charles Schwab Corp. (The)	199,284	7,865,739
CME Group, Inc.	56,092	6,470,212
E*TRADE Financial Corp.*	45,938	1,591,752
Franklin Resources, Inc.	57,584	2,279,175
Goldman Sachs Group, Inc. (The)	61,537	14,735,035
Intercontinental Exchange, Inc.	98,551	5,560,247
Invesco Ltd.	67,591	2,050,711
Moody’s Corp.	27,181	2,562,353
Morgan Stanley	239,790	10,131,128
Nasdaq, Inc.	18,548	1,244,942
Northern Trust Corp.	34,768	3,096,090
S&P Global, Inc.	43,150	4,640,351
State Street Corp.	60,137	4,673,848
T Rowe Price Group, Inc.	40,469	3,045,697

		90,177,505

Consumer Finance (0.8%)
American Express Co.	127,506	9,445,644
Capital One Financial Corp.	80,930	7,060,333
Discover Financial Services	65,766	4,741,071
Navient Corp.	51,899	852,701
Synchrony Financial	130,184	4,721,774

		26,821,523

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	313,836	51,148,991
Leucadia National Corp.	54,583	1,269,055

		52,418,046

Insurance (2.5%)
Aflac, Inc.	67,589	$4,704,194
Allstate Corp. (The)	60,986	4,520,282
American International Group, Inc.	163,208	10,659,113
Aon plc	43,725	4,876,649
Arthur J. Gallagher & Co.	28,912	1,502,268
Assurant, Inc.	9,570	888,670
Chubb Ltd.	76,891	10,158,839
Cincinnati Financial Corp.	24,726	1,872,995
Hartford Financial Services Group, Inc. (The)	62,854	2,994,993
Lincoln National Corp.	38,015	2,519,254
Loews Corp.	45,918	2,150,340
Marsh & McLennan Cos., Inc.	85,445	5,775,228
MetLife, Inc.	181,706	9,792,136
Principal Financial Group, Inc.	43,796	2,534,037
Progressive Corp. (The)	96,103	3,411,657
Prudential Financial, Inc.	71,460	7,436,128
Torchmark Corp.	18,226	1,344,350
Travelers Cos., Inc. (The)	47,150	5,772,103
Unum Group	37,783	1,659,807
Willis Towers Watson plc	21,064	2,575,706
XL Group Ltd.	44,872	1,671,931

		88,820,680

Total Financials		473,042,271

Health Care (12.4%)
Biotechnology (2.5%)
AbbVie, Inc.	268,900	16,838,518
Alexion Pharmaceuticals, Inc.*	37,086	4,537,472
Amgen, Inc.	123,262	18,022,136
Biogen, Inc.*	5,966	10,243,477
Celgene Corp.*	128,166	14,835,215
Gilead Sciences, Inc.	217,907	15,604,320
Regeneron Pharmaceuticals, Inc.*	12,576	4,616,524
Vertex Pharmaceuticals, Inc.*	40,565	2,988,424

		87,686,086

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	243,299	9,345,115
Baxter International, Inc.	80,532	3,570,789
Becton Dickinson and Co.	35,236	5,833,320
Boston Scientific Corp.*	225,459	4,876,678
C.R. Bard, Inc.	12,300	2,763,318
Cooper Cos., Inc. (The)	7,990	1,397,691
Danaher Corp.	100,663	7,835,608
DENTSPLY SIRONA, Inc.	37,876	2,186,581
Edwards Lifesciences Corp.*	35,329	3,310,327
Hologic, Inc.*	44,323	1,778,239
Intuitive Surgical, Inc.*	6,485	4,112,592
Medtronic plc	227,459	16,201,904
St. Jude Medical, Inc.	46,910	3,761,713
Stryker Corp.	51,494	6,169,496
Varian Medical Systems, Inc.*	15,146	1,359,808
Zimmer Biomet Holdings, Inc.	32,778	3,382,690

		77,885,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.4%)
Aetna, Inc.	58,020	$7,195,060
AmerisourceBergen Corp.	27,293	2,134,040
Anthem, Inc.	43,624	6,271,822
Cardinal Health, Inc.	52,533	3,780,800
Centene Corp.*	27,750	1,568,153
Cigna Corp.	42,458	5,663,473
DaVita, Inc.*	26,539	1,703,804
Envision Healthcare Corp.*	20,050	1,268,965
Express Scripts Holding Co.*	102,447	7,047,329
HCA Holdings, Inc.*	48,462	3,587,157
Henry Schein, Inc.*	13,395	2,032,155
Humana, Inc.	24,712	5,041,989
Laboratory Corp. of America Holdings*	16,850	2,163,203
McKesson Corp.	37,345	5,245,105
Patterson Cos., Inc. (x)	14,528	596,084
Quest Diagnostics, Inc.	22,901	2,104,602
UnitedHealth Group, Inc.	157,366	25,184,854
Universal Health Services, Inc., Class B	14,799	1,574,318

		84,162,913

Health Care Technology (0.1%)
Cerner Corp.*	49,747	2,356,515

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	53,766	2,449,579
Illumina, Inc.*	24,049	3,079,234
Mettler-Toledo International, Inc.*	4,305	1,801,901
PerkinElmer, Inc.	18,251	951,790
Thermo Fisher Scientific, Inc.	65,299	9,213,688
Waters Corp.*	13,376	1,797,601

		19,293,793

Pharmaceuticals (4.7%)
Allergan plc*	62,016	13,023,980
Bristol-Myers Squibb Co.	276,223	16,142,472
Eli Lilly & Co.	160,542	11,807,864
Endo International plc*	33,322	548,813
Johnson & Johnson	450,445	51,895,769
Mallinckrodt plc*	18,133	903,386
Merck & Co., Inc.	456,135	26,852,667
Mylan NV*	75,170	2,867,736
Perrigo Co. plc	23,612	1,965,227
Pfizer, Inc.	1,003,049	32,579,032
Zoetis, Inc.	81,835	4,380,628

		162,967,574

Total Health Care		434,352,750

Industrials (9.3%)
Aerospace & Defense (2.0%)
Arconic, Inc.	72,193	1,338,458
Boeing Co. (The)	95,211	14,822,449
General Dynamics Corp.	47,350	8,175,451
L-3 Communications Holdings, Inc.	12,935	1,967,543
Lockheed Martin Corp.	41,738	10,431,996
Northrop Grumman Corp.	29,323	6,819,943
Raytheon Co.	48,570	6,896,940
Rockwell Collins, Inc.	21,548	1,998,792

Textron, Inc.	44,718	$2,171,506
TransDigm Group, Inc.	8,349	2,078,567
United Technologies Corp.	127,147	13,937,855

		70,639,500

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc. (x)	23,867	1,748,496
Expeditors International of Washington, Inc.	29,451	1,559,725
FedEx Corp.	40,372	7,517,266
United Parcel Service, Inc., Class B	113,938	13,061,853

		23,887,340

Airlines (0.6%)
Alaska Air Group, Inc.	20,350	1,805,656
American Airlines Group, Inc.	86,254	4,027,199
Delta Air Lines, Inc.	122,327	6,017,265
Southwest Airlines Co.	101,923	5,079,842
United Continental Holdings, Inc.*	47,937	3,493,649

		20,423,611

Building Products (0.3%)
Allegion plc	15,908	1,018,112
Fortune Brands Home & Security, Inc.	25,233	1,348,956
Johnson Controls International plc	155,349	6,398,825
Masco Corp.	54,975	1,738,310

		10,504,203

Commercial Services & Supplies (0.3%)
Cintas Corp.	14,389	1,662,793
Pitney Bowes, Inc.	28,903	439,037
Republic Services, Inc.	37,974	2,166,417
Stericycle, Inc.*	13,846	1,066,696
Waste Management, Inc.	67,364	4,776,780

		10,111,723

Construction & Engineering (0.1%)
Fluor Corp.	22,732	1,193,885
Jacobs Engineering Group, Inc.*	20,381	1,161,717
Quanta Services, Inc.*	24,639	858,669

		3,214,271

Electrical Equipment (0.5%)
Acuity Brands, Inc.	7,343	1,695,205
AMETEK, Inc.	37,882	1,841,065
Eaton Corp. plc	74,904	5,025,309
Emerson Electric Co.	106,309	5,926,727
Rockwell Automation, Inc.	21,284	2,860,570

		17,348,876

Industrial Conglomerates (2.3%)
3M Co.	99,538	17,774,501
General Electric Co.#	1,467,960	46,387,537
Honeywell International, Inc.	125,998	14,596,868
Roper Technologies, Inc.	17,006	3,113,458

		81,872,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Machinery (1.3%)
Caterpillar, Inc.	96,584	$8,957,200
Cummins, Inc.	25,530	3,489,185
Deere & Co.	47,825	4,927,888
Dover Corp.	25,849	1,936,866
Flowserve Corp. (x)	21,888	1,051,718
Fortive Corp.	49,287	2,643,262
Illinois Tool Works, Inc.	52,502	6,429,395
Ingersoll-Rand plc	42,508	3,189,800
PACCAR, Inc.	57,629	3,682,493
Parker-Hannifin Corp.	22,076	3,090,640
Pentair plc	27,200	1,525,104
Snap-on, Inc.	9,666	1,655,496
Stanley Black & Decker, Inc.	24,720	2,835,137
Xylem, Inc.	29,347	1,453,263

		46,867,447

Professional Services (0.2%)
Dun & Bradstreet Corp. (The)	6,208	753,155
Equifax, Inc.	19,916	2,354,668
Nielsen Holdings plc	55,648	2,334,433
Robert Half International, Inc.	21,615	1,054,380
Verisk Analytics, Inc.*	25,799	2,094,105

		8,590,741

Road & Rail (0.8%)
CSX Corp.	155,354	5,581,869
JB Hunt Transport Services, Inc.	14,649	1,421,978
Kansas City Southern	17,491	1,484,111
Norfolk Southern Corp.	48,409	5,231,561
Ryder System, Inc.	9,005	670,332
Union Pacific Corp.	136,677	14,170,672

		28,560,523

Trading Companies & Distributors (0.2%)
Fastenal Co.	48,345	2,271,248
United Rentals, Inc.*	13,697	1,446,129
WW Grainger, Inc. (x)	9,107	2,115,101

		5,832,478

Total Industrials		327,853,077

Information Technology (18.8%)
Communications Equipment (0.9%)
Cisco Systems, Inc.	830,568	25,099,765
F5 Networks, Inc.*	10,717	1,550,964
Harris Corp.	20,204	2,070,304
Juniper Networks, Inc.	62,081	1,754,409
Motorola Solutions, Inc.	27,585	2,286,521

		32,761,963

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	50,739	3,409,661
Corning, Inc.	156,851	3,806,774
FLIR Systems, Inc.	22,653	819,812
TE Connectivity Ltd.	58,739	4,069,438

		12,105,685

Internet Software & Services (3.9%)
Akamai Technologies, Inc.*	28,456	1,897,446
Alphabet, Inc., Class A*	48,887	38,740,503
Alphabet, Inc., Class C*	49,021	37,835,388

eBay, Inc.*	172,370	$5,117,665
Facebook, Inc., Class A*	386,153	44,426,903
VeriSign, Inc. (x)*	14,998	1,140,898
Yahoo!, Inc.*	144,978	5,606,299

		134,765,102

IT Services (3.3%)
Accenture plc, Class A	102,666	12,025,269
Alliance Data Systems Corp.	9,608	2,195,428
Automatic Data Processing, Inc.	74,845	7,692,569
Cognizant Technology Solutions Corp., Class A*	100,335	5,621,770
CSRA, Inc.	23,433	746,107
Fidelity National Information Services, Inc.	54,255	4,103,848
Fiserv, Inc.*	36,064	3,832,882
Global Payments, Inc.	25,131	1,744,343
International Business Machines Corp.#	143,336	23,792,342
Mastercard, Inc., Class A	157,791	16,291,920
Paychex, Inc.	52,795	3,214,160
PayPal Holdings, Inc.*	185,584	7,325,000
Teradata Corp. (x)*	20,869	567,011
Total System Services, Inc.	27,262	1,336,656
Visa, Inc., Class A	309,736	24,165,602
Western Union Co. (The)	80,105	1,739,881
Xerox Corp.	137,953	1,204,330

		117,599,118

Semiconductors & Semiconductor Equipment (3.0%)
Analog Devices, Inc.	50,509	3,667,964
Applied Materials, Inc.	179,120	5,780,202
Broadcom Ltd.	65,756	11,623,688
First Solar, Inc. (x)*	13,509	433,504
Intel Corp.	783,314	28,410,799
KLA-Tencor Corp.	25,715	2,023,256
Lam Research Corp.	26,942	2,848,578
Linear Technology Corp.	39,198	2,443,995
Microchip Technology, Inc. (x)	35,165	2,255,835
Micron Technology, Inc.*	171,225	3,753,252
NVIDIA Corp.	88,933	9,492,708
Qorvo, Inc.*	21,183	1,116,980
QUALCOMM, Inc.	244,161	15,919,297
Skyworks Solutions, Inc.	30,820	2,301,021
Texas Instruments, Inc.	165,705	12,091,494
Xilinx, Inc.	41,445	2,502,035

		106,664,608

Software (4.0%)
Activision Blizzard, Inc.	112,808	4,073,497
Adobe Systems, Inc.*	82,334	8,476,285
Autodesk, Inc.*	32,381	2,396,518
CA, Inc.	50,973	1,619,412
Citrix Systems, Inc.*	26,114	2,332,241
Electronic Arts, Inc.*	49,616	3,907,756
Intuit, Inc.	40,444	4,635,287
Microsoft Corp.	1,286,234	79,926,580
Oracle Corp.	496,170	19,077,736
Red Hat, Inc.*	29,824	2,078,733
salesforce.com, Inc.*	105,856	7,246,902
Symantec Corp.	103,308	2,468,028

		138,238,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.#	884,327	$102,422,753
Hewlett Packard Enterprise Co.	275,584	6,377,014
HP, Inc.	283,237	4,203,237
NetApp, Inc.	45,704	1,611,980
Seagate Technology plc (x)	48,463	1,849,833
Western Digital Corp.	47,060	3,197,727

		119,662,544

Total Information Technology		661,797,995

Materials (2.6%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	35,831	5,153,214
Albemarle Corp.	18,555	1,597,214
CF Industries Holdings, Inc. (x)	38,991	1,227,437
Dow Chemical Co. (The)	185,505	10,614,597
Eastman Chemical Co.	24,520	1,844,149
Ecolab, Inc.	43,334	5,079,611
EI du Pont de Nemours & Co.	143,851	10,558,664
FMC Corp.	21,968	1,242,510
International Flavors & Fragrances, Inc.	13,241	1,560,187
LyondellBasell Industries NV, Class A	55,585	4,768,081
Monsanto Co.	72,392	7,616,363
Mosaic Co. (The)	58,694	1,721,495
PPG Industries, Inc.	43,715	4,142,433
Praxair, Inc.	47,082	5,517,541
Sherwin-Williams Co. (The)	13,464	3,618,315

		66,261,811

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	10,409	2,305,906
Vulcan Materials Co.	21,917	2,742,912

		5,048,818

Containers & Packaging (0.3%)
Avery Dennison Corp.	14,922	1,047,823
Ball Corp.	29,255	2,196,173
International Paper Co.	67,355	3,573,856
Sealed Air Corp.	32,004	1,451,061
WestRock Co.	42,091	2,136,960

		10,405,873

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.*	204,340	2,695,245
Newmont Mining Corp.	88,368	3,010,698
Nucor Corp.	53,115	3,161,404

		8,867,347

Total Materials		90,583,849

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
American Tower Corp. (REIT)	70,397	7,439,554
Apartment Investment & Management Co. (REIT), Class A	25,916	1,177,882
AvalonBay Communities, Inc. (REIT)	22,651	4,012,625
Boston Properties, Inc. (REIT)	25,449	3,200,975

Crown Castle International Corp. (REIT)	59,635	$5,174,529
Digital Realty Trust, Inc. (REIT) (x)	25,490	2,504,647
Equinix, Inc. (REIT)	11,780	4,210,290
Equity Residential (REIT)	60,062	3,865,590
Essex Property Trust, Inc. (REIT)	10,770	2,504,025
Extra Space Storage, Inc. (REIT)	20,453	1,579,790
Federal Realty Investment Trust (REIT)	12,078	1,716,405
General Growth Properties, Inc. (REIT)	97,675	2,439,922
HCP, Inc. (REIT)	78,329	2,327,938
Host Hotels & Resorts, Inc. (REIT)	122,662	2,310,952
Iron Mountain, Inc. (REIT)	41,634	1,352,272
Kimco Realty Corp. (REIT)	69,504	1,748,721
Macerich Co. (The) (REIT)	19,574	1,386,622
Mid-America Apartment Communities, Inc. (REIT)	18,689	1,830,027
Prologis, Inc. (REIT)	87,107	4,598,379
Public Storage (REIT)	24,655	5,510,393
Realty Income Corp. (REIT)	42,734	2,456,350
Simon Property Group, Inc. (REIT)	51,916	9,223,915
SL Green Realty Corp. (REIT)	16,750	1,801,463
UDR, Inc. (REIT)	44,975	1,640,688
Ventas, Inc. (REIT)	57,878	3,618,533
Vornado Realty Trust (REIT)	28,651	2,990,305
Welltower, Inc. (REIT)	59,895	4,008,772
Weyerhaeuser Co. (REIT)	123,202	3,707,148

		90,338,712

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	49,963	1,573,335

Total Real Estate		91,912,047

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	1,015,515	43,189,853
CenturyLink, Inc. (x)	91,658	2,179,627
Frontier Communications Corp. (x)	190,277	643,136
Level 3 Communications, Inc.*	47,771	2,692,374
Verizon Communications, Inc.	673,805	35,967,711

Total Telecommunication Services		84,672,701

Utilities (2.9%)
Electric Utilities (1.7%)
Alliant Energy Corp.	37,240	1,411,024
American Electric Power Co., Inc.	81,115	5,107,000
Duke Energy Corp.	113,744	8,828,809
Edison International	53,686	3,864,855
Entergy Corp.	29,947	2,200,206
Eversource Energy	52,061	2,875,329
Exelon Corp.	152,402	5,408,747
FirstEnergy Corp.	71,246	2,206,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

NextEra Energy, Inc.	77,143	$9,215,502
PG&E Corp.	82,663	5,023,431
Pinnacle West Capital Corp.	18,055	1,408,832
PPL Corp.	112,018	3,814,213
Southern Co. (The)	161,628	7,950,481
Xcel Energy, Inc.	84,732	3,448,592

		62,763,510

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	109,054	1,267,208
NRG Energy, Inc.	50,554	619,792

		1,887,000

Multi-Utilities (1.0%)
Ameren Corp.	40,716	2,135,961
CenterPoint Energy, Inc.	71,649	1,765,431
CMS Energy Corp.	46,451	1,933,291
Consolidated Edison, Inc.	50,051	3,687,758
Dominion Resources, Inc.	103,348	7,915,424
DTE Energy Co.	29,892	2,944,661
NiSource, Inc.	54,079	1,197,309
Public Service Enterprise Group, Inc.	83,156	3,648,885
SCANA Corp.	23,936	1,754,030
Sempra Energy	41,574	4,184,007
WEC Energy Group, Inc.	52,034	3,051,794

		34,218,551

Water Utilities (0.1%)
American Water Works Co., Inc.	29,552	2,138,383

Total Utilities		101,007,444

Total Common Stocks (90.7%) (Cost $1,874,608,877)		3,188,635,116

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	5,114,994	5,116,529

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	$400,000	400,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $70,008, collateralized by various Common Stocks; total market value $77,809. (xx)	$70,000	$70,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,000,350, collateralized by various Common Stocks; total market value $3,334,665. (xx)	3,000,000	3,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,744,424, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,779,214. (xx)	1,744,327	1,744,327
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $800,093, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $500,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $700,044, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $714,362. (xx)	700,000	700,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,020,057. (xx)	$1,000,000	$1,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,500,125, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,550,000. (xx)	2,500,000	2,500,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		18,314,327

Total Short-Term Investments (0.7%) (Cost $23,430,123)		$23,430,856

Total Investments (91.4%) (Cost $1,898,039,000)		3,212,065,972
Other Assets Less Liabilities (8.6%)		303,132,469

Net Assets (100%)		$3,515,198,441

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $10,848,913.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $17,813,151. This was secured by cash collateral of $18,314,327 which was subsequently invested in joint repurchase agreements with a total value of $18,314,327, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,463 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/15/17 - 2/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
BlackRock, Inc.	$6,018,691	$—	$1,257,717	$5,397,199	$147,080	$(865)
PNC Financial Services Group, Inc. (The)	6,765,199	—	1,386,858	6,641,223	138,626	(71,065)

	$12,783,890	$—	$2,644,575	$12,038,422	$285,706	$(71,930)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,917	March-17	$324,415,146	$326,149,770	$1,734,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$384,271,604	$—	$—	$384,271,604
Consumer Staples	298,539,770	—	—	298,539,770
Energy	240,601,608	—	—	240,601,608
Financials	473,042,271	—	—	473,042,271
Health Care	434,352,750	—	—	434,352,750
Industrials	327,853,077	—	—	327,853,077
Information Technology	661,797,995	—	—	661,797,995
Materials	90,583,849	—	—	90,583,849
Real Estate	91,912,047	—	—	91,912,047
Telecommunication Services	84,672,701	—	—	84,672,701
Utilities	101,007,444	—	—	101,007,444
Futures	1,734,624	—	—	1,734,624
Short-Term Investments
Investment Companies	5,116,529	—	—	5,116,529
Repur chase Agreements	—	18,314,327	—	18,314,327

Total Assets	$3,195,486,269	$18,314,327	$—	$3,213,800,596

Total Liabilities	$—	$—	$—	$—

Total	$3,195,486,269	$18,314,327	$—	$3,213,800,596

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,734,624	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$30,558,844

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,296,201

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $333,754,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$103,608,644
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$748,100,055

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,367,907,737
Aggregate gross unrealized depreciation	(54,413,742)

Net unrealized appreciation	$1,313,493,995

Federal income tax cost of investments	$1,898,571,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $6,443,039)	$12,038,422
Unaffiliated Issuers (Cost $1,873,281,634)	3,181,713,223
Repurchase Agreements (Cost $18,314,327)	18,314,327
Cash	307,589,126
Cash held as collateral at broker	13,657,400
Dividends, interest and other receivables	4,115,321
Securities lending income receivable	12,082
Other assets	12,638

Total assets	3,537,452,539

LIABILITIES
Payable for return of collateral on securities loaned	18,314,327
Investment management fees payable	1,338,123
Due to broker for futures variation margin	1,301,062
Payable to Separate Accounts for Trust shares redeemed	759,735
Administrative fees payable	379,140
Trustees’ fees payable	3,688
Accrued expenses	158,023

Total liabilities	22,254,098

NET ASSETS	$3,515,198,441

Net assets were comprised of:
Paid in capital	$2,160,515,048
Accumulated undistributed net investment income (loss)	1,674,310
Accumulated undistributed net realized gain (loss) on investments and futures	37,247,487
Net unrealized appreciation (depreciation) on investments and futures	1,315,761,596

Net assets	$3,515,198,441

Class K
Net asset value, offering and redemption price per share, $3,515,198,441 / 264,871,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.27

(x)	Includes value of securities on loan of $17,813,151.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($285,706 of dividend income received from affiliates) (net of $7,958 foreign withholding tax)	$73,396,933
Interest	696,893
Securities lending (net)	147,635

Total income	74,241,461

EXPENSES
Investment management fees	16,045,350
Administrative fees	4,834,893
Printing and mailing expenses	235,613
Professional fees	129,904
Custodian fees	124,000
Trustees’ fees	84,449
Miscellaneous	95,713

Gross expenses	21,549,922
Less: Waiver from investment manager	(244,687)

Net expenses	21,305,235

NET INVESTMENT INCOME (LOSS)	52,936,226

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(71,930) of realized gain (loss) from affiliates)	117,933,756
Net distributions of realized gain received from underlying funds	329
Futures	30,558,844

Net realized gain (loss)	148,492,929

Change in unrealized appreciation (depreciation) on:
Investments ($1,899,107 of change in unrealized appreciation (depreciation) from affiliates)	179,900,184
Futures	4,296,201

Net change in unrealized appreciation (depreciation)	184,196,385

NET REALIZED AND UNREALIZED GAIN (LOSS)	332,689,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$385,625,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$52,936,226	$50,962,300
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	148,492,929	125,147,456
Net change in unrealized appreciation (depreciation) on investments and futures	184,196,385	(149,937,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	385,625,540	26,171,929

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(53,284,244)	(50,789,300)
Distributions from net realized capital gains
Class K	(106,784,357)	(207,372,417)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(160,068,601)	(258,161,717)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (129) shares, respectively ]	—	(1,745)

Total Class IA transactions	—	(1,745)

Class K
Capital shares sold [ 1,812,124 and 1,074,113 shares, respectively ]	22,049,472	14,160,247
Capital shares issued in reinvestment of dividends and distributions [ 11,962,250 and 20,989,149 shares, respectively ]	160,068,601	258,161,717
Capital shares repurchased [ (59,876,817) and (39,829,410) shares, respectively ]	(771,593,582)	(529,899,470)

Total Class K transactions	(589,475,509)	(257,577,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(589,475,509)	(257,579,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(363,918,570)	(489,569,039)
NET ASSETS:
Beginning of year	3,879,117,011	4,368,686,050

End of year (a)	$3,515,198,441	$3,879,117,011

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,674,310	$1,600,800

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$13.29	$13.10	$11.32	$10.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and futures	0.23	1.57	3.43	1.46

Total from investment operations	0.25	1.63	3.46	1.51

Less distributions:
Dividends from net investment income	—	(0.07)	(0.06)	(0.05)
Distributions from net realized gains	—	(1.37)	(1.62)	(0.40)

Total dividends and distributions	—	(1.44)	(1.68)	(0.45)

Net asset value, end of year	$13.54	$13.29	$13.10	$11.32

Total return (b)	1.88%	12.53%	30.95%	14.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$131
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.88%	0.86%	0.87%
Before waivers and reimbursements (a)(f)	0.89%	0.88%	0.86%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.46%	0.47%	0.27%	0.44%
Before waivers and reimbursements (a)(f)	0.46%	0.47%	0.27%	0.44%
Portfolio turnover rate^	10%	3%	4%	4%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.47	$13.29	$13.10	$11.32	$10.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.10	0.09	0.08
Net realized and unrealized gain (loss) on investments and futures	1.22	(0.12)	1.57	3.41	1.46

Total from investment operations	1.41	0.04	1.67	3.50	1.54

Less distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.11)	(0.10)	(0.08)
Distributions from net realized gains	(0.41)	(0.69)	(1.37)	(1.62)	(0.40)

Total dividends and distributions	(0.61)	(0.86)	(1.48)	(1.72)	(0.48)

Net asset value, end of year	$13.27	$12.47	$13.29	$13.10	$11.32

Total return	11.30%	0.51%	12.82%	31.27%	15.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,515,198	$3,879,117	$4,368,684	$4,622,795	$4,256,062
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.59%	0.61%	0.61%	0.62%
Before waivers and reimbursements (f)	0.59%	0.59%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.45%	1.23%	0.75%	0.68%	0.68%
Before waivers and reimbursements (f)	1.45%	1.23%	0.75%	0.68%	0.68%
Portfolio turnover rate^	3%	10%	3%	4%	4%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	20.02%	14.37%	13.70%
S&P MidCap 400 Index	20.74	15.33	16.03
Volatility Managed Index – Mid Cap Core II	18.88	15.03	13.51
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 20.02% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P MidCap 400 Index and the Volatility Managed Index — Mid Cap Core II, returned 20.74% and 18.88%, respectively, over the same period

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year ending December 31, 2016 were financials, industrials, information technology, materials and utilities.

•

The top five stocks that provided the most positive impact to performance during the year ending December 31, 2016 were Advanced Micro Devices, Inc., Steel Dynamics Inc., Idexx Labs Inc., United States Steel Co. and Computer Sciences Co.

What hurt performance during the year:

•	The sectors that had the least impact to performance during the year ending December 31, 2016 were real estate, telecommunication services, consumer staples, health care and energy.

•

The five stocks that provided the most negative impact to performance during the year ending December 31, 2016 were Jones Lang Lasalle, Alaska Airgroup, Tenet Healthcare Corp., SunEdison Inc. and AMC Networks Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	16.0%
Financials	15.6
Industrials	13.6
Consumer Discretionary	10.3
Real Estate	9.5
Health Care	6.9
Materials	6.7
Utilities	4.9
Consumer Staples	3.9
Energy	3.6
Repurchase Agreements	2.7
Telecommunication Services	0.2
Investment Company	0.1
Cash and Other	6.0

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class K
Actual	$1,000.00	$1,115.55	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.11

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.61%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.3%)
Auto Components (0.5%)
Dana, Inc.	16,142	$306,375
Gentex Corp.	32,240	634,806

		941,181

Automobiles (0.3%)
Thor Industries, Inc.	5,386	538,869

Distributors (0.2%)
Pool Corp.	4,646	484,764

Diversified Consumer Services (0.6%)
DeVry Education Group, Inc.	6,443	201,022
Graham Holdings Co., Class B	535	273,893
Service Corp. International	21,446	609,067
Sotheby’s (x)*	5,204	207,431

		1,291,413

Hotels, Restaurants & Leisure (2.4%)
Brinker International, Inc.	5,587	276,724
Buffalo Wild Wings, Inc.*	2,057	317,601
Cheesecake Factory, Inc. (The)	4,963	297,184
Churchill Downs, Inc.	1,404	211,232
Cracker Barrel Old Country Store, Inc. (x)	2,710	452,516
Domino’s Pizza, Inc.	5,424	863,717
Dunkin’ Brands Group, Inc.	10,328	541,600
International Speedway Corp., Class A	2,915	107,272
Jack in the Box, Inc.	3,642	406,593
Panera Bread Co., Class A*	2,480	508,623
Papa John’s International, Inc. (x)	3,009	257,510
Texas Roadhouse, Inc.	7,212	347,907
Wendy’s Co. (The)	22,582	305,309

		4,893,788

Household Durables (1.4%)
CalAtlantic Group, Inc.	8,226	279,766
Helen of Troy Ltd.*	3,130	264,329
KB Home (x)	9,440	149,246
NVR, Inc.*	414	690,966
Tempur Sealy International, Inc. (x)*	5,650	385,782
Toll Brothers, Inc.*	16,790	520,490
TRI Pointe Group, Inc.*	16,313	187,273
Tupperware Brands Corp.	5,703	300,092

		2,777,944

Internet & Direct Marketing Retail (0.1%)
HSN, Inc.	3,586	123,000

Leisure Products (0.7%)
Brunswick Corp.	10,112	551,509
Polaris Industries, Inc. (x)	6,691	551,271
Vista Outdoor, Inc.*	6,627	244,536

		1,347,316

Media (1.2%)
AMC Networks, Inc., Class A*	6,636	347,328
Cable One, Inc.	537	333,869
Cinemark Holdings, Inc.	11,858	454,872
John Wiley & Sons, Inc., Class A	5,050	275,225

Live Nation Entertainment, Inc.*	14,836	$394,638
Meredith Corp.	4,127	244,112
New York Times Co. (The), Class A	13,673	181,851
Time, Inc.	11,156	199,135

		2,431,030

Multiline Retail (0.3%)
Big Lots, Inc. (x)	5,020	252,054
JC Penney Co., Inc. (x)*	34,601	287,535

		539,589

Specialty Retail (1.9%)
Aaron’s, Inc.	7,144	228,537
American Eagle Outfitters, Inc. (x)	19,141	290,369
Cabela’s, Inc.*	5,781	338,478
Chico’s FAS, Inc.	14,547	209,331
CST Brands, Inc.	8,488	408,697
Dick’s Sporting Goods, Inc.	9,883	524,788
GameStop Corp., Class A (x)	11,482	290,035
Murphy USA, Inc.*	4,100	252,027
Office Depot, Inc.	59,496	268,922
Restoration Hardware Holdings, Inc. (x)*	4,302	132,071
Sally Beauty Holdings, Inc.*	16,232	428,849
Williams-Sonoma, Inc.	9,157	443,107

		3,815,211

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	5,561	480,416
Deckers Outdoor Corp.*	3,636	201,398
Fossil Group, Inc. (x)*	4,748	122,783
Kate Spade & Co.*	14,442	269,632
Skechers U.S.A., Inc., Class A*	14,968	367,913

		1,442,142

Total Consumer Discretionary		20,626,247

Consumer Staples (3.9%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	1,019	173,077

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	4,410	524,260
Sprouts Farmers Market, Inc.*	15,054	284,822
United Natural Foods, Inc.*	5,686	271,336

		1,080,418

Food Products (2.7%)
Dean Foods Co.	10,222	222,635
Flowers Foods, Inc. (x)	20,585	411,082
Hain Celestial Group, Inc. (The)*	11,640	454,309
Ingredion, Inc.	8,168	1,020,673
Lamb Weston Holdings, Inc.*	15,576	589,552
Lancaster Colony Corp.	2,187	309,220
Post Holdings, Inc.*	7,298	586,686
Snyder’s-Lance, Inc.	9,579	367,259
Tootsie Roll Industries, Inc. (x)	1,960	77,910
TreeHouse Foods, Inc.*	6,412	462,882
WhiteWave Foods Co. (The)*	19,901	1,106,497

		5,608,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Household Products (0.2%)
Energizer Holdings, Inc.	6,967	$310,798

Personal Products (0.4%)
Avon Products, Inc.*	49,355	248,749
Edgewell Personal Care Co.*	6,523	476,114

		724,863

Total Consumer Staples		7,897,861

Energy (3.6%)
Energy Equipment & Services (1.5%)
Diamond Offshore Drilling, Inc. (x)*	7,252	128,360
Dril-Quip, Inc.*	4,232	254,132
Ensco plc, Class A	34,002	330,499
Nabors Industries Ltd.	31,869	522,653
Noble Corp. plc (x)	27,443	162,463
Oceaneering International, Inc.	11,059	311,974
Oil States International, Inc.*	5,804	226,356
Patterson-UTI Energy, Inc.	16,676	448,918
Rowan Cos., plc, Class A*	14,116	266,651
Superior Energy Services, Inc.	17,005	287,044

		2,939,050

Oil, Gas & Consumable Fuels (2.1%)
CONSOL Energy, Inc.	19,789	360,753
Denbury Resources, Inc.*	44,954	165,431
Energen Corp.*	10,929	630,275
Gulfport Energy Corp.*	17,370	375,887
HollyFrontier Corp.	19,787	648,223
QEP Resources, Inc.*	27,001	497,088
SM Energy Co.	10,828	373,349
Western Refining, Inc.	8,850	334,973
World Fuel Services Corp.	7,930	364,066
WPX Energy, Inc.*	38,765	564,806

		4,314,851

Total Energy		7,253,901

Financials (15.6%)
Banks (6.7%)
Associated Banc-Corp.	16,627	410,687
BancorpSouth, Inc.	9,580	297,459
Bank of Hawaii Corp. (x)	4,803	425,978
Bank of the Ozarks, Inc.	10,230	537,996
Cathay General Bancorp	8,339	317,132
Chemical Financial Corp.	7,896	427,726
Commerce Bancshares, Inc.	9,831	568,330
Cullen/Frost Bankers, Inc.	6,303	556,114
East West Bancorp, Inc.	16,178	822,328
First Horizon National Corp.	26,256	525,383
FNB Corp.	23,440	375,743
Fulton Financial Corp.	19,538	367,314
Hancock Holding Co.	9,327	401,994
International Bancshares Corp.	6,510	265,608
MB Financial, Inc.	7,998	377,746
PacWest Bancorp	13,516	735,811
PrivateBancorp, Inc.	8,948	484,892
Prosperity Bancshares, Inc.	7,790	559,166
Signature Bank*	6,051	908,860
SVB Financial Group*	5,874	1,008,330

Synovus Financial Corp.	13,768	$565,589
TCF Financial Corp.	19,259	377,284
Trustmark Corp.	7,621	271,689
UMB Financial Corp.	4,899	377,811
Umpqua Holdings Corp.	24,749	464,786
Valley National Bancorp	28,728	334,394
Webster Financial Corp.	10,300	559,084

		13,325,234

Capital Markets (3.3%)
CBOE Holdings, Inc.	9,141	675,428
Eaton Vance Corp.	12,774	534,975
FactSet Research Systems, Inc.	4,506	736,416
Federated Investors, Inc., Class B	10,456	295,696
Janus Capital Group, Inc.	16,128	214,019
Legg Mason, Inc.	10,108	302,330
MarketAxess Holdings, Inc.	4,235	622,206
MSCI, Inc.	10,615	836,250
Raymond James Financial, Inc.	14,221	985,089
SEI Investments Co.	15,137	747,162
Stifel Financial Corp.*	7,469	373,077
Waddell & Reed Financial, Inc., Class A (x)	9,340	182,223
WisdomTree Investments, Inc. (x)	12,837	143,004

		6,647,875

Consumer Finance (0.3%)
SLM Corp.*	48,305	532,321

Insurance (4.7%)
Alleghany Corp.*	1,768	1,075,157
American Financial Group, Inc.	8,240	726,109
Aspen Insurance Holdings Ltd.	6,792	373,560
Brown & Brown, Inc.	12,921	579,636
CNO Financial Group, Inc.	19,571	374,785
Endurance Specialty Holdings Ltd.	7,243	669,253
Everest Reinsurance Group Ltd.	4,618	999,335
First American Financial Corp.	12,345	452,197
Genworth Financial, Inc., Class A*	55,690	212,179
Hanover Insurance Group, Inc. (The)	4,805	437,303
Kemper Corp.	5,501	243,694
Mercury General Corp.	3,662	220,489
Old Republic International Corp.	27,501	522,519
Primerica, Inc.	5,140	355,431
Reinsurance Group of America, Inc.	7,211	907,360
RenaissanceReinsurance Holdings Ltd.	4,667	635,739
W. R. Berkley Corp.	10,977	730,080

		9,514,826

Thrifts & Mortgage Finance (0.6%)
New York Community Bancorp, Inc.	54,788	871,677
Washington Federal, Inc.	10,078	346,179

		1,217,856

Total Financials		31,238,112

See Notes to Financial Statements.

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ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care (6.9%)
Biotechnology (0.3%)
United Therapeutics Corp.*	4,775	$684,878

Health Care Equipment & Supplies (3.5%)
ABIOMED, Inc.*	4,542	511,793
Align Technology, Inc.*	8,436	810,953
Globus Medical, Inc., Class A*	8,097	200,887
Halyard Health, Inc.*	5,273	194,996
Hill-Rom Holdings, Inc.	6,760	379,506
IDEXX Laboratories, Inc.*	10,094	1,183,722
LivaNova plc (x)*	4,941	222,197
NuVasive, Inc.*	5,659	381,190
ResMed, Inc.	15,861	984,174
STERIS plc	9,585	645,933
Teleflex, Inc.	4,967	800,432
West Pharmaceutical Services, Inc.	8,237	698,745

		7,014,528

Health Care Providers & Services (1.7%)
HealthSouth Corp.	10,081	415,740
LifePoint Health, Inc.*	4,527	257,134
MEDNAX, Inc.*	10,429	695,198
Molina Healthcare, Inc.*	4,797	260,285
Owens & Minor, Inc.	6,920	244,207
Tenet Healthcare Corp.*	8,949	132,803
VCA, Inc.*	9,139	627,392
WellCare Health Plans, Inc.*	4,991	684,166

		3,316,925

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	20,831	212,685

Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc., Class A*	2,333	425,259
Bio-Techne Corp.	4,218	433,738
Charles River Laboratories International, Inc.*	5,318	405,178
PAREXEL International Corp.*	6,025	395,963

		1,660,138

Pharmaceuticals (0.5%)
Akorn, Inc.*	9,938	216,947
Catalent, Inc.*	14,019	377,952
Prestige Brands Holdings, Inc.*	5,951	310,047

		904,946

Total Health Care		13,794,100

Industrials (13.6%)
Aerospace & Defense (2.0%)
B/E Aerospace, Inc.	11,417	687,189
Curtiss-Wright Corp.	4,983	490,128
Esterline Technologies Corp.*	3,332	297,214
Huntington Ingalls Industries, Inc.	5,219	961,288
KLX, Inc.*	5,914	266,781
Orbital ATK, Inc.	6,624	581,124
Teledyne Technologies, Inc.*	3,930	483,390
Triumph Group, Inc.	5,598	148,347

		3,915,461

Airlines (0.4%)
JetBlue Airways Corp.*	36,450	$817,209

Building Products (0.7%)
A.O. Smith Corp.	16,650	788,377
Lennox International, Inc.	4,352	666,596

		1,454,973

Commercial Services & Supplies (1.2%)
Clean Harbors, Inc.*	5,890	327,779
Copart, Inc.*	11,487	636,494
Deluxe Corp.	5,471	391,778
Herman Miller, Inc.	6,783	231,979
HNI Corp.	5,022	280,830
MSA Safety, Inc.	3,506	243,071
Rollins, Inc.	10,793	364,588

		2,476,519

Construction & Engineering (1.1%)
AECOM*	17,338	630,409
Dycom Industries, Inc. (x)*	3,550	285,030
EMCOR Group, Inc.	6,834	483,573
Granite Construction, Inc.	4,446	244,530
KBR, Inc.	15,998	267,007
Valmont Industries, Inc.	2,542	358,168

		2,268,717

Electrical Equipment (0.7%)
EnerSys	4,904	383,002
Hubbell, Inc.	5,811	678,144
Regal Beloit Corp.	5,036	348,743

		1,409,889

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	7,260	800,705

Machinery (4.6%)
AGCO Corp.	7,587	438,984
CLARCOR, Inc.	5,452	449,626
Crane Co.	5,620	405,314
Donaldson Co., Inc.	14,887	626,445
Graco, Inc.	6,294	522,968
IDEX Corp.	8,568	771,635
ITT, Inc.	9,916	382,460
Joy Global, Inc.	11,021	308,588
Kennametal, Inc.	9,000	281,340
Lincoln Electric Holdings, Inc.	6,978	535,003
Nordson Corp.	5,971	669,051
Oshkosh Corp.	8,366	540,527
Terex Corp.	11,893	374,986
Timken Co. (The)	7,858	311,963
Toro Co. (The)	12,288	687,514
Trinity Industries, Inc.	17,165	476,500
Wabtec Corp.	10,085	837,258
Woodward, Inc.	6,261	432,322

		9,052,484

Marine (0.2%)
Kirby Corp.*	6,079	404,254

Professional Services (0.6%)
CEB, Inc.	3,629	219,917
FTI Consulting, Inc.*	4,765	214,806
ManpowerGroup, Inc.	7,565	672,302

		1,107,025

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Road & Rail (1.0%)
Avis Budget Group, Inc.*	9,860	$361,665
Genesee & Wyoming, Inc., Class A*	6,895	478,582
Landstar System, Inc.	4,719	402,531
Old Dominion Freight Line, Inc.*	7,794	668,646
Werner Enterprises, Inc.	5,025	135,424

		2,046,848

Trading Companies & Distributors (0.7%)
GATX Corp. (x)	4,484	276,125
MSC Industrial Direct Co., Inc., Class A	5,027	464,444
NOW, Inc.*	12,110	247,892
Watsco, Inc.	2,902	429,844

		1,418,305

Total Industrials		27,172,389

Information Technology (16.0%)
Communications Equipment (1.4%)
ARRIS International plc*	21,410	645,084
Brocade Communications Systems, Inc.	45,202	564,573
Ciena Corp.*	15,681	382,773
InterDigital, Inc.	3,859	352,520
NetScout Systems, Inc.*	10,324	325,206
Plantronics, Inc.	3,773	206,609
ViaSat, Inc.*	5,765	381,758

		2,858,523

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	10,102	720,272
Avnet, Inc.	14,373	684,299
Belden, Inc.	4,761	355,980
Cognex Corp.	9,642	613,424
IPG Photonics Corp.*	4,196	414,187
Jabil Circuit, Inc.	20,898	494,656
Keysight Technologies, Inc.*	19,114	698,998
Knowles Corp. (x)*	9,997	167,050
Littelfuse, Inc.	2,534	384,585
National Instruments Corp.	11,867	365,741
SYNNEX Corp.	3,287	397,793
Tech Data Corp.*	3,964	335,672
Trimble, Inc.*	28,184	849,747
VeriFone Systems, Inc.*	12,431	220,402
Vishay Intertechnology, Inc. (x)	15,109	244,766
Zebra Technologies Corp., Class A*	5,962	511,301

		7,458,873

Internet Software & Services (0.4%)
comScore, Inc. (x)*	5,018	158,468
j2 Global, Inc.	5,416	443,029
WebMD Health Corp. (x)*	4,275	211,912

		813,409

IT Services (3.5%)
Acxiom Corp.*	8,774	235,143
Broadridge Financial Solutions, Inc.	13,431	890,475
Computer Sciences Corp.	15,875	943,292

Convergys Corp.	10,771	$264,536
CoreLogic, Inc.*	9,747	358,982
DST Systems, Inc.	3,630	388,955
Gartner, Inc.*	9,317	941,669
Jack Henry & Associates, Inc.	8,822	783,217
Leidos Holdings, Inc.	16,084	822,536
MAXIMUS, Inc.	7,325	408,662
NeuStar, Inc., Class A*	4,724	157,782
Science Applications International Corp.	5,039	427,307
WEX, Inc.*	4,342	484,567

		7,107,123

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	85,503	969,605
Cirrus Logic, Inc.*	7,178	405,844
Cree, Inc.*	11,221	296,122
Cypress Semiconductor Corp. (x)	36,042	412,320
Integrated Device Technology, Inc.*	15,053	354,649
Intersil Corp., Class A	15,382	343,019
Microsemi Corp.*	12,901	696,267
Monolithic Power Systems, Inc.	4,195	343,696
Silicon Laboratories, Inc.*	4,682	304,330
Synaptics, Inc.*	3,921	210,087
Teradyne, Inc.	22,615	574,421
Versum Materials, Inc.*	12,271	344,447

		5,254,807

Software (3.9%)
ACI Worldwide, Inc.*	13,158	238,818
ANSYS, Inc.*	9,764	903,072
Cadence Design Systems, Inc.*	32,300	814,606
CDK Global, Inc.	16,829	1,004,524
CommVault Systems, Inc.*	4,727	242,968
Fair Isaac Corp.	3,481	415,005
Fortinet, Inc.*	16,568	499,028
Manhattan Associates, Inc.*	7,983	423,338
Mentor Graphics Corp.	12,298	453,673
PTC, Inc.*	12,997	601,371
Synopsys, Inc.*	17,015	1,001,504
Tyler Technologies, Inc.*	3,751	535,530
Ultimate Software Group, Inc. (The)*	3,272	596,649

		7,730,086

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	11,997	159,440
Diebold Nixdorf, Inc.	8,449	212,492
NCR Corp.*	13,953	565,934

		937,866

Total Information Technology		32,160,687

Materials (6.7%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	6,988	763,719
Cabot Corp.	7,017	354,639
Minerals Technologies, Inc.	3,936	304,056
NewMarket Corp.	1,046	443,337
Olin Corp.	18,569	475,552
PolyOne Corp.	9,415	301,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

RPM International, Inc.	15,003	$807,611
Scotts Miracle-Gro Co. (The), Class A	5,004	478,132
Sensient Technologies Corp.	5,017	394,236
Valspar Corp. (The)	8,210	850,637

		5,173,576

Construction Materials (0.3%)
Eagle Materials, Inc.	5,436	535,609

Containers & Packaging (1.6%)
AptarGroup, Inc.	7,069	519,218
Bemis Co., Inc.	10,539	503,975
Greif, Inc., Class A	2,883	147,927
Owens-Illinois, Inc.*	18,228	317,349
Packaging Corp. of America	10,503	890,865
Silgan Holdings, Inc.	4,222	216,082
Sonoco Products Co.	11,252	592,980

		3,188,396

Metals & Mining (2.0%)
Allegheny Technologies, Inc. (x)	12,245	195,063
Carpenter Technology Corp.	5,270	190,616
Commercial Metals Co.	12,980	282,704
Compass Minerals International, Inc. (x)	3,785	296,555
Reliance Steel & Aluminum Co.	8,182	650,796
Royal Gold, Inc.	7,325	464,039
Steel Dynamics, Inc.	27,456	976,885
United States Steel Corp.	19,402	640,460
Worthington Industries, Inc.	4,935	234,116

		3,931,234

Paper & Forest Products (0.3%)
Domtar Corp.	7,031	274,420
Louisiana-Pacific Corp.*	15,962	302,161

		576,581

Total Materials		13,405,396

Real Estate (9.5%)
Equity Real Estate Investment Trusts (REITs) (9.1%)
Alexandria Real Estate Equities, Inc. (REIT)	8,951	994,724
American Campus Communities, Inc. (REIT)	14,877	740,428
Camden Property Trust (REIT)	9,873	830,023
Care Capital Properties, Inc. (REIT)	9,435	235,875
Communications Sales & Leasing, Inc. (REIT)*	15,757	400,385
CoreCivic, Inc. (REIT)	13,300	325,318
Corporate Office Properties Trust (REIT)	10,682	333,492
Cousins Properties, Inc. (REIT)	38,353	326,384
DCT Industrial Trust, Inc. (REIT)	10,244	490,483
Douglas Emmett, Inc. (REIT)	16,189	591,870
Duke Realty Corp. (REIT)	39,899	1,059,716
Education Realty Trust, Inc. (REIT)	8,221	347,748
EPR Properties (REIT)	7,138	512,294
Equity One, Inc. (REIT)	10,446	320,588

First Industrial Realty Trust, Inc. (REIT)	13,120	$368,016
Healthcare Realty Trust, Inc. (REIT)	12,996	394,039
Highwoods Properties, Inc. (REIT)	11,293	576,056
Hospitality Properties Trust (REIT)	18,386	583,572
Kilroy Realty Corp. (REIT)	10,362	758,706
Lamar Advertising Co. (REIT), Class A	9,312	626,139
LaSalle Hotel Properties (REIT)	12,681	386,390
Liberty Property Trust (REIT)	16,509	652,106
Life Storage, Inc. (REIT)	5,225	445,484
Mack-Cali Realty Corp. (REIT)	10,096	292,986
Medical Properties Trust, Inc. (REIT)	36,002	442,825
National Retail Properties, Inc. (REIT)	16,512	729,830
Omega Healthcare Investors, Inc. (REIT)	21,999	687,689
Potlatch Corp. (REIT)	4,586	191,007
Quality Care Properties, Inc. (REIT)*	10,510	162,905
Rayonier, Inc. (REIT)	13,868	368,889
Regency Centers Corp. (REIT)	11,749	810,094
Senior Housing Properties Trust (REIT)	26,698	505,393
Tanger Factory Outlet Centers, Inc. (REIT)	10,768	385,279
Taubman Centers, Inc. (REIT)	6,808	503,315
Urban Edge Properties (REIT)	10,325	284,041
Washington Prime Group, Inc. (REIT)	20,761	216,122
Weingarten Realty Investors (REIT)	13,218	473,072

		18,353,283

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	5,198	233,234
Jones Lang LaSalle, Inc.	5,110	516,315

		749,549

Total Real Estate		19,102,832

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	10,551	304,607

Total Telecommunication Services		304,607

Utilities (4.9%)
Electric Utilities (1.7%)
Great Plains Energy, Inc.	24,249	663,210
Hawaiian Electric Industries, Inc.	12,213	403,884
IDACORP, Inc.	5,689	458,249
OGE Energy Corp.	22,458	751,220
PNM Resources, Inc.	8,932	306,368
Westar Energy, Inc.	15,951	898,839

		3,481,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Gas Utilities (2.0%)
Atmos Energy Corp.	11,718	$868,890
National Fuel Gas Co.	9,564	541,705
New Jersey Resources Corp.	9,673	343,392
ONE Gas, Inc.	5,899	377,300
Southwest Gas Corp.	5,348	409,764
UGI Corp.	19,473	897,315
WGL Holdings, Inc.	5,746	438,305

		3,876,671

Multi-Utilities (0.9%)
Black Hills Corp. (x)	5,971	366,261
MDU Resources Group, Inc.	21,961	631,818
NorthWestern Corp.	5,435	309,088
Vectren Corp.	9,285	484,213

		1,791,380

Water Utilities (0.3%)
Aqua America, Inc.	19,954	599,418

Total Utilities		9,749,239

Total Common Stocks (91.2%) (Cost $129,996,622)		182,705,371

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	176,766	176,819

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.7%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $200,016, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $204,000. (xx)	$200,000	200,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $700,082, collateralized by various Common Stocks; total market value $778,089. (xx)	700,000	700,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,500,175, collateralized by various Common Stocks; total market value $1,667,333. (xx)	$1,500,000	$1,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,441,012, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,469,750. (xx)	1,440,932	1,440,932
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $200,010, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $204,002. (xx)	200,000	200,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $200,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $204,103. (xx)	200,000	200,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $300,019, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $153,000. (xx)	$150,000	$150,000

Total Repurchase Agreements		5,490,932

Total Short-Term Investments (2.8%) (Cost $5,667,725)		5,667,751

Total Investments (94.0%) (Cost $135,664,347)		188,373,122
Other Assets Less Liabilities (6.0%)		12,008,269

Net Assets (100%)		$200,381,391

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $5,328,852. This was secured by cash collateral of $5,490,932 which was subsequently invested in joint repurchase agreements with a total value of $5,490,932, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $9,519 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 3.625%, maturing 6/30/18 - 5/15/45.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	106	March-17	$17,760,987	$17,586,460	$(174,527)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$20,626,247	$–	$–	$20,626,247
Consumer Staples	7,897,861	–	–	7,897,861
Energy	7,253,901	–	–	7,253,901
Financials	31,238,112	–	–	31,238,112
Health Care	13,794,100	–	–	13,794,100
Industrials	27,172,389	–	–	27,172,389
Information Technology	32,160,687	–	–	32,160,687
Materials	13,405,396	–	–	13,405,396
Real Estate	19,102,832	–	–	19,102,832
Telecommunication Services	304,607	–	–	304,607
Utilities	9,749,239	–	–	9,749,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$176,819	$–	$–	$176,819
Repurchase Agreements	–	5,490,932	–	5,490,932

Total Assets	$182,882,190	$5,490,932	$–	$188,373,122

Liabilities:
Futures	$(174,527)	$–	$–	$(174,527)

Total Liabilities	$(174,527)	$–	$–	$(174,527)

Total	$182,707,663	$5,490,932	$–	$188,198,595

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(174,527	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$3,466,770

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(139,335)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $19,003,000 during the ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$26,482,885
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$38,944,299

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,190,816
Aggregate gross unrealized depreciation	(7,765,829)

Net unrealized appreciation	$52,424,987

Federal income tax cost of investments	$135,948,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $130,173,415)	$182,882,190
Repurchase Agreements (Cost $5,490,932)	5,490,932
Cash	16,622,308
Cash held as collateral at broker	727,100
Receivable for securities sold	370,711
Dividends, interest and other receivables	218,960
Securities lending income receivable	3,884
Other assets	608

Total assets	206,316,693

LIABILITIES
Payable for return of collateral on securities loaned	5,490,932
Payable for securities purchased	184,641
Investment management fees payable	76,557
Due to broker for futures variation margin	73,138
Payable to Separate Accounts for Trust shares redeemed	34,358
Administrative fees payable	21,266
Trustees’ fees payable	26
Accrued expenses	54,384

Total liabilities	5,935,302

NET ASSETS	$200,381,391

Net assets were comprised of:
Paid in capital	$145,895,643
Accumulated undistributed net investment income (loss)	12,626
Accumulated undistributed net realized gain (loss) on investments and futures	1,938,874
Net unrealized appreciation (depreciation) on investments and futures	52,534,248

Net assets	$200,381,391

Class K
Net asset value, offering and redemption price per share, $200,381,391 / 24,960,912 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.03

(x)	Includes value of securities on loan of $5,328,852.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$2,885,689
Interest	40,428
Securities lending (net)	36,036

Total income	2,962,153

EXPENSES
Investment management fees	840,821
Administrative fees	247,983
Custodian fees	50,200
Professional fees	47,403
Printing and mailing expenses	12,232
Trustees’ fees	4,289
Miscellaneous	5,740

Gross expenses	1,208,668
Less: Waiver from investment manager	(35,990)

Net expenses	1,172,678

NET INVESTMENT INCOME (LOSS)	1,789,475

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	11,285,231
Futures	3,466,770

Net realized gain (loss)	14,752,001

Change in unrealized appreciation (depreciation) on:
Investments	18,024,939
Futures	(139,335)

Net change in unrealized appreciation (depreciation)	17,885,604

NET REALIZED AND UNREALIZED GAIN (LOSS)	32,637,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,427,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,789,475	$1,255,120
Net realized gain (loss) on investments and futures	14,752,001	22,093,354
Net change in unrealized appreciation (depreciation) on investments and futures	17,885,604	(27,751,127)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,427,080	(4,402,653)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(1,825,673)	(1,243,735)
Distributions from net realized capital gains
Class K	(13,810,110)	(26,435,624)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,635,783)	(27,679,359)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (207) shares, respectively ]	—	(1,909)

Total Class IA transactions	—	(1,909)

Class K
Capital shares sold [ 454,217 and 125,510 shares, respectively ]	3,126,048	1,094,738
Capital shares issued in reinvestment of dividends and distributions [ 1,937,109 and 3,745,634 shares, respectively ]	15,635,783	27,679,359
Capital shares repurchased [ (2,865,512) and (7,040,329) shares, respectively ]	(21,667,265)	(61,924,544)

Total Class K transactions	(2,905,434)	(33,150,447)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,905,434)	(33,152,356)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,885,863	(65,234,368)
NET ASSETS:
Beginning of year	184,495,528	249,729,896

End of year (a)	$200,381,391	$184,495,528

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$12,626	$5,367

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$8.74	$9.95	$9.75	$9.37

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	— #	(0.05)†	(0.01)†
Net realized and unrealized gain (loss) on investments and futures	0.47	0.84	3.11	1.53

Total from investment operations	0.47	0.84	3.06	1.52

Less distributions:
Dividends from net investment income	—	— #	— #	— #
Distributions from net realized gains	—	(2.05)	(2.86)	(1.14)

Total dividends and distributions	—	(2.05)	(2.86)	(1.14)

Net asset value, end of year	$9.21	$8.74	$9.95	$9.75

Total return (b)	5.38%	8.66%	32.29%	16.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$138
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%	0.90%
Before waivers and reimbursements (a)(f)	0.83%	0.88%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%	(0.08)%
Before waivers and reimbursements (a)(f)	0.02%	— %‡‡	(0.44)%	(0.08)%
Portfolio turnover rate^	35%	13%	11%	10%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.25	$8.73	$9.94	$9.75	$9.37

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments and futures	1.38	(0.33)	0.85	3.06	1.53

Total from investment operations	1.45	(0.28)	0.87	3.08	1.55

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.03)	(0.03)	(0.03)
Distributions from net realized gains	(0.59)	(1.14)	(2.05)	(2.86)	(1.14)

Total dividends and distributions	(0.67)	(1.20)	(2.08)	(2.89)	(1.17)

Net asset value, end of year	$8.03	$7.25	$8.73	$9.94	$9.75

Total return	20.02%	(3.08)%	8.93%	32.51%	16.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,381	$184,496	$249,728	$343,710	$455,423
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63%	0.64%	0.66%	0.65%	0.65%
Before waivers and reimbursements (f)	0.65%	0.64%	0.66%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.96%	0.56%	0.24%	0.20%	0.16%
Before waivers and reimbursements (f)	0.94%	0.56%	0.24%	0.20%	0.16%
Portfolio turnover rate^	16%	35%	13%	11%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	20.71%	13.95%	13.48%
Russell 2000® Index	21.31	14.46	15.59
Volatility Managed Index – Small Cap Core II	19.58	14.23	12.82
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 20.71% for the year ended December 31, 2016. The Portfolio’s benchmarks, the Russell 2000® Index and the Volatility Managed Index — Small Cap Core II, returned 21.31% and 19.58%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were financials, industrials, information technology, materials and Consumer discretionary.

•

The top five stocks that provided the most positive impact to performance for the year ending December 31, 2016 were Advanced Micro Devices, Inc., Microsemi Corp., U.S. Silica Holdings, Inc., Chemours Co. and Exelixis Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2016 were health care, real estate, telecommunication services, consumer staples and utilities.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2016 were Impax Laboratories, Ophthotech Corp., Novavax Inc., Myriad Genetics Inc. and Pacira Pharmaceuticals.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	18.0%
Information Technology	15.5
Industrials	13.3
Consumer Discretionary	11.5
Health Care	11.1
Real Estate	7.2
Repurchase Agreements	6.5
Materials	4.5
Energy	3.4
Utilities	3.3
Consumer Staples	2.7
Telecommunication Services	0.7
Investment Company	0.2
Cash and Other	2.1

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class K
Actual	$1,000.00	$1,183.66	$3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.06

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	35,983	$694,472
Cooper Tire & Rubber Co.	27,289	1,060,177
Cooper-Standard Holdings, Inc.*	7,543	779,795
Dana, Inc.	70,008	1,328,751
Dorman Products, Inc.*	12,479	911,716
Drew Industries, Inc.	11,273	1,214,665
Federal-Mogul Holdings Corp.*	12,605	129,958
Fox Factory Holding Corp.*	10,420	289,155
Gentherm, Inc.*	17,550	594,068
Horizon Global Corp.*	7,064	169,536
Metaldyne Performance Group, Inc.	7,242	166,204
Modine Manufacturing Co.*	20,931	311,872
Motorcar Parts of America, Inc.*	8,741	235,308
Spartan Motors, Inc.	10,659	98,596
Standard Motor Products, Inc.	9,950	529,539
Stoneridge, Inc.*	9,255	163,721
Strattec Security Corp.	1,312	52,874
Superior Industries International, Inc.	11,565	304,738
Tenneco, Inc.*	26,292	1,642,460
Tower International, Inc.	10,239	290,276
Unique Fabricating, Inc.	2,000	29,200
Workhorse Group, Inc. (x)*	3,662	25,854

		11,022,935

Automobiles (0.0%)
Winnebago Industries, Inc.	12,024	380,560

Distributors (0.1%)
Core-Mark Holding Co., Inc.	21,202	913,170
Weyco Group, Inc.	2,196	68,735

		981,905

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	5,184	127,267
Apollo Education Group, Inc.*	42,590	421,641
Ascent Capital Group, Inc., Class A*	3,490	56,747
Bridgepoint Education, Inc.*	5,396	54,661
Bright Horizons Family Solutions, Inc.*	20,438	1,431,070
Cambium Learning Group, Inc.*	4,687	23,388
Capella Education Co.	5,904	518,371
Career Education Corp.*	31,305	315,867
Carriage Services, Inc.	5,270	150,933
Chegg, Inc. (x)*	37,080	273,650
Collectors Universe, Inc.	2,757	58,531
DeVry Education Group, Inc.	30,001	936,031
Grand Canyon Education, Inc.*	21,365	1,248,785
Houghton Mifflin Harcourt Co.*	58,309	632,653
K12, Inc.*	11,867	203,638
Liberty Tax, Inc.	1,903	25,500
LifeLock, Inc.*	39,976	956,226
Regis Corp.*	18,603	270,116
Sotheby’s*	23,378	931,847
Strayer Education, Inc.*	5,734	462,332
Weight Watchers International, Inc. (x)*	13,354	152,903

		9,252,157

Hotels, Restaurants & Leisure (2.9%)
Belmond Ltd., Class A*	39,717	$530,222
Biglari Holdings, Inc.*	591	279,661
BJ’s Restaurants, Inc.*	10,795	424,244
Bloomin’ Brands, Inc.	52,527	947,062
Bob Evans Farms, Inc.	10,673	567,910
Bojangles’, Inc.*	5,385	100,430
Boyd Gaming Corp.*	41,353	834,090
Buffalo Wild Wings, Inc.*	8,892	1,372,924
Caesars Acquisition Co., Class A*	22,263	300,551
Caesars Entertainment Corp. (x)*	26,520	225,420
Carrols Restaurant Group, Inc.*	13,636	207,949
Century Casinos, Inc.*	6,670	54,894
Cheesecake Factory, Inc. (The)	21,709	1,299,935
Churchill Downs, Inc.	6,633	997,935
Chuy’s Holdings, Inc.*	7,750	251,488
ClubCorp Holdings, Inc.	27,978	401,484
Cracker Barrel Old Country Store, Inc. (x)	8,893	1,484,952
Dave & Buster’s Entertainment, Inc.*	17,876	1,006,419
Del Frisco’s Restaurant Group, Inc.*	7,340	124,780
Del Taco Restaurants, Inc.*	7,564	106,804
Denny’s Corp.*	41,285	529,687
DineEquity, Inc.	8,757	674,289
El Pollo Loco Holdings, Inc. (x)*	6,739	82,890
Eldorado Resorts, Inc. (x)*	12,209	206,943
Empire Resorts, Inc. (x)*	1,355	30,826
Fiesta Restaurant Group, Inc.*	14,185	423,422
Fogo De Chao, Inc.*	1,542	22,128
Golden Entertainment, Inc.	3,437	41,622
Habit Restaurants, Inc. (The), Class A*	4,103	70,777
ILG, Inc.	53,719	976,074
International Speedway Corp., Class A	12,661	465,925
Intrawest Resorts Holdings, Inc.*	5,896	105,244
Isle of Capri Casinos, Inc.*	10,958	270,553
J Alexander’s Holdings, Inc.*	5,592	60,114
Jack in the Box, Inc.	15,504	1,730,866
Jamba, Inc. (x)*	3,769	38,821
Kona Grill, Inc. (x)*	2,920	36,646
La Quinta Holdings, Inc.*	42,099	598,227
Lindblad Expeditions Holdings, Inc.*	4,784	45,209
Luby’s, Inc.*	6,217	26,609
Marcus Corp. (The)	8,162	257,103
Marriott Vacations Worldwide Corp.	10,573	897,119
Monarch Casino & Resort, Inc.*	3,550	91,519
Nathan’s Famous, Inc.*	990	64,251
Noodles & Co. (x)*	3,700	15,170
Papa John’s International, Inc.	13,215	1,130,940
Penn National Gaming, Inc.*	35,995	496,371
Pinnacle Entertainment, Inc.*	27,457	398,127
Planet Fitness, Inc., Class A	11,169	224,497
Popeyes Louisiana Kitchen, Inc.*	10,249	619,860
Potbelly Corp.*	7,923	102,207
Red Lion Hotels Corp.*	4,169	34,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Red Robin Gourmet Burgers, Inc.*	6,583	$371,281
Red Rock Resorts, Inc., Class A	14,172	328,649
Ruby Tuesday, Inc.*	22,439	72,478
Ruth’s Hospitality Group, Inc.	16,638	304,475
Scientific Games Corp., Class A*	25,222	353,108
SeaWorld Entertainment, Inc. (x)	32,099	607,634
Shake Shack, Inc., Class A (x)*	7,424	265,705
Sonic Corp.	21,847	579,164
Speedway Motorsports, Inc.	6,754	146,359
Texas Roadhouse, Inc.	31,026	1,496,693
Wingstop, Inc. (x)	7,587	224,499
Zoe’s Kitchen, Inc. (x)*	9,444	226,562

		27,264,608

Household Durables (1.1%)
Bassett Furniture Industries, Inc.	3,815	115,976
Beazer Homes USA, Inc.*	9,392	124,914
Cavco Industries, Inc.*	4,314	430,753
Century Communities, Inc.*	5,651	118,671
CSS Industries, Inc.	3,078	83,321
Ethan Allen Interiors, Inc.	13,439	495,227
Flexsteel Industries, Inc.	2,031	125,252
GoPro, Inc., Class A (x)*	47,530	413,986
Green Brick Partners, Inc.*	7,396	74,330
Helen of Troy Ltd.*	13,588	1,147,506
Hooker Furniture Corp.	3,722	141,250
Hovnanian Enterprises, Inc., Class A*	41,904	114,398
Installed Building Products, Inc.*	9,310	384,503
iRobot Corp.*	12,708	742,783
KB Home (x)	39,410	623,072
La-Z-Boy, Inc.	25,056	777,989
LGI Homes, Inc. (x)*	7,505	215,619
Libbey, Inc.	10,476	203,863
Lifetime Brands, Inc.	3,847	68,284
M.D.C. Holdings, Inc.	21,720	557,335
M/I Homes, Inc.*	10,440	262,879
Meritage Homes Corp.*	18,772	653,266
NACCO Industries, Inc., Class A	1,149	104,042
New Home Co., Inc. (The)*	3,541	41,465
Taylor Morrison Home Corp., Class A*	15,190	292,559
TopBuild Corp.*	18,201	647,956
TRI Pointe Group, Inc.*	71,222	817,628
UCP, Inc., Class A*	2,453	29,559
Universal Electronics, Inc.*	7,424	479,219
WCI Communities, Inc.*	10,257	240,527
William Lyon Homes, Class A*	8,126	154,638
ZAGG, Inc.*	8,920	63,332

		10,746,102

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	14,037	150,196
Blue Nile, Inc.	3,903	158,579
Duluth Holdings, Inc., Class B (x)*	5,744	145,898
Etsy, Inc.*	49,397	581,897
FTD Cos., Inc.*	7,410	176,654
Gaia, Inc.*	2,502	21,642
HSN, Inc.	14,558	499,339
Lands’ End, Inc. (x)*	7,796	118,109

Liberty TripAdvisor Holdings, Inc., Class A*	35,473	$533,869
Nutrisystem, Inc.	14,719	510,013
Overstock.com, Inc.*	4,413	77,228
PetMed Express, Inc. (x)	6,529	150,624
Shutterfly, Inc.*	16,965	851,304
Wayfair, Inc., Class A (x)*	14,928	523,226

		4,498,578

Leisure Products (0.2%)
Acushnet Holdings Corp.*	5,765	113,628
Arctic Cat, Inc.	4,705	70,669
Callaway Golf Co.	46,776	512,665
Escalade, Inc.	3,412	45,038
JAKKS Pacific, Inc. (x)*	5,660	29,149
Johnson Outdoors, Inc., Class A	1,620	64,298
Malibu Boats, Inc., Class A*	6,380	121,730
Marine Products Corp.	6,663	92,416
MCBC Holdings, Inc.	2,165	31,566
Nautilus, Inc.*	14,647	270,970
Smith & Wesson Holding Corp. (x)*	27,140	572,111
Sturm Ruger & Co., Inc. (x)	8,949	471,612

		2,395,852

Media (1.4%)
AMC Entertainment Holdings, Inc., Class A (x)	13,682	460,399
Central European Media Enterprises Ltd., Class A (x)*	26,936	68,687
Daily Journal Corp. (x)*	331	80,036
Entercom Communications Corp., Class A	10,900	166,770
Entravision Communications Corp., Class A	27,678	193,746
Eros International plc (x)*	13,841	180,625
EW Scripps Co. (The), Class A*	28,345	547,909
Gannett Co., Inc.	55,346	537,410
Global Eagle Entertainment, Inc. (x)*	23,013	148,664
Gray Television, Inc.*	29,036	315,041
Hemisphere Media Group, Inc.*	4,253	47,634
IMAX Corp.*	28,635	899,139
Liberty Media Corp-Liberty Braves, Class A*	4,811	98,577
Liberty Media Corp-Liberty Braves, Class C*	14,840	305,556
Liberty Media Corp-Liberty Media, Class A*	11,260	353,001
Liberty Media Corp-Liberty Media, Class C*	21,807	683,212
Loral Space & Communications, Inc.*	5,724	234,970
MDC Partners, Inc., Class A	25,079	164,267
Media General, Inc.*	50,832	957,166
Meredith Corp.	18,852	1,115,095
MSG Networks, Inc., Class A*	27,987	601,721
National CineMedia, Inc.	29,735	437,997
New Media Investment Group, Inc.	18,928	302,659
New York Times Co. (The), Class A	60,488	804,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Nexstar Broadcasting Group, Inc., Class A (x)	13,839	$876,009
Radio One, Inc., Class D*	7,709	22,356
Reading International, Inc., Class A*	5,974	99,168
Saga Communications, Inc., Class A	1,189	59,807
Salem Media Group, Inc.	3,362	21,013
Scholastic Corp.	13,621	646,861
Sinclair Broadcast Group, Inc., Class A	31,513	1,050,958
Time, Inc.	51,758	923,880
Townsquare Media, Inc., Class A*	2,850	29,669
tronc, Inc. (x)	9,465	131,280
World Wrestling Entertainment, Inc., Class A (x)	16,214	298,338

		13,864,110

Multiline Retail (0.2%)
Big Lots, Inc. (x)	21,314	1,070,175
Fred’s, Inc., Class A (x)	17,362	322,238
Ollie’s Bargain Outlet Holdings, Inc.*	9,690	275,681
Sears Holdings Corp. (x)*	8,488	78,854
Tuesday Morning Corp.*	15,134	81,724

		1,828,672

Specialty Retail (2.3%)
Aaron’s, Inc.	30,588	978,510
Abercrombie & Fitch Co., Class A (x)	32,938	395,256
American Eagle Outfitters, Inc. (x)	77,813	1,180,422
America’s Car-Mart, Inc.*	2,233	97,694
Asbury Automotive Group, Inc.*	9,273	572,144
Ascena Retail Group, Inc.*	82,802	512,544
At Home Group, Inc.*	2,801	40,979
Barnes & Noble Education, Inc.*	13,427	154,008
Barnes & Noble, Inc.	28,295	315,489
Big 5 Sporting Goods Corp.	6,619	114,840
Boot Barn Holdings, Inc. (x)*	4,338	54,312
Buckle, Inc. (The) (x)	13,413	305,816
Build-A-Bear Workshop, Inc.*	4,571	62,851
Caleres, Inc.	21,631	709,929
Camping World Holdings, Inc., Class A	3,350	109,177
Cato Corp. (The), Class A	12,871	387,160
Chico’s FAS, Inc.	64,019	921,233
Children’s Place, Inc. (The)	8,614	869,583
Citi Trends, Inc.	5,166	97,327
Conn’s, Inc.*	11,076	140,111
Container Store Group, Inc. (The) (x)*	5,905	37,497
Destination XL Group, Inc.*	12,792	54,366
DSW, Inc., Class A	31,723	718,526
Express, Inc.*	37,558	404,124
Finish Line, Inc. (The), Class A (x)	19,227	361,660
Five Below, Inc.*	25,844	1,032,725
Francesca’s Holdings Corp.*	19,469	351,026

Genesco, Inc.*	10,086	$626,341
GNC Holdings, Inc., Class A	32,369	357,354
Group 1 Automotive, Inc.	10,102	787,350
Guess?, Inc.	29,138	352,570
Haverty Furniture Cos., Inc.	7,058	167,275
Hibbett Sports, Inc.*	11,963	446,220
Kirkland’s, Inc.*	4,557	70,679
Lithia Motors, Inc., Class A	10,961	1,061,353
Lumber Liquidators Holdings, Inc. (x)*	8,678	136,592
MarineMax, Inc.*	9,628	186,302
Monro Muffler Brake, Inc.	15,434	882,825
Office Depot, Inc.	257,516	1,163,971
Party City Holdco, Inc. (x)*	14,569	206,880
Pier 1 Imports, Inc.	37,693	321,898
Rent-A-Center, Inc.	26,355	296,494
Restoration Hardware Holdings, Inc. (x)*	17,635	541,395
Sears Hometown and Outlet Stores, Inc. (x)*	3,158	14,843
Select Comfort Corp.*	21,959	496,713
Shoe Carnival, Inc.	6,140	165,657
Sonic Automotive, Inc., Class A	13,213	302,578
Sportsman’s Warehouse Holdings, Inc.*	8,756	82,219
Stage Stores, Inc. (x)	11,027	48,188
Stein Mart, Inc.	9,876	54,120
Tailored Brands, Inc.	23,878	610,083
Tile Shop Holdings, Inc.*	15,329	299,682
Tilly’s, Inc., Class A*	4,177	55,095
Vitamin Shoppe, Inc.*	13,406	318,393
West Marine, Inc.*	5,865	61,407
Winmark Corp.	786	99,154
Zumiez, Inc.*	5,961	130,248

		21,323,188

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	13,237	771,717
Crocs, Inc.*	36,418	249,827
Culp, Inc.	3,674	136,489
Deckers Outdoor Corp.*	16,017	887,182
Delta Apparel, Inc.*	2,321	48,114
Fossil Group, Inc. (x)*	19,789	511,744
G-III Apparel Group Ltd.*	20,654	610,532
Iconix Brand Group, Inc.*	14,979	139,904
Movado Group, Inc.	7,689	221,059
Oxford Industries, Inc.	7,435	447,067
Perry Ellis International, Inc.*	4,401	109,629
Sequential Brands Group, Inc. (x)*	15,963	74,707
Steven Madden Ltd.*	28,346	1,013,369
Superior Uniform Group, Inc. (x)	2,487	48,795
Unifi, Inc.*	4,906	160,083
Vera Bradley, Inc.*	8,780	102,902
Vince Holding Corp. (x)*	7,296	29,549
Wolverine World Wide, Inc.	46,083	1,011,521

		6,574,190

Total Consumer Discretionary		110,132,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Consumer Staples (2.7%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A (x)*	4,402	$747,681
Coca-Cola Bottling Co. Consolidated	2,304	412,070
Craft Brew Alliance, Inc. (x)*	3,770	63,713
MGP Ingredients, Inc. (x)	5,844	292,083
National Beverage Corp. (x)	5,192	265,207
Primo Water Corp.*	6,947	85,309

		1,866,063

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	13,591	607,518
Chefs’ Warehouse, Inc. (The)*	6,782	107,156
Ingles Markets, Inc., Class A	6,714	322,943
Natural Grocers by Vitamin Cottage, Inc. (x)*	3,202	38,072
Performance Food Group Co.*	17,682	424,368
PriceSmart, Inc.	9,179	766,447
Smart & Final Stores, Inc. (x)*	12,564	177,152
SpartanNash Co.	17,843	705,512
SUPERVALU, Inc.*	125,559	586,361
United Natural Foods, Inc.*	23,807	1,136,070
Village Super Market, Inc., Class A	2,626	81,143
Weis Markets, Inc.	5,679	379,584

		5,332,326

Food Products (1.2%)
AdvancePierre Foods Holdings, Inc.	10,165	302,714
Alico, Inc.	1,362	36,978
Amplify Snack Brands, Inc. (x)*	15,024	132,361
B&G Foods, Inc.	30,356	1,329,593
Calavo Growers, Inc.	7,751	475,911
Cal-Maine Foods, Inc. (x)	14,775	652,686
Darling Ingredients, Inc.*	77,352	998,614
Dean Foods Co.	43,587	949,325
Farmer Brothers Co.*	3,770	138,359
Fresh Del Monte Produce, Inc.	15,645	948,556
Freshpet, Inc. (x)*	7,330	74,400
Inventure Foods, Inc. (x)*	7,039	69,334
J&J Snack Foods Corp.	7,479	997,923
John B. Sanfilippo & Son, Inc.	4,037	284,164
Lancaster Colony Corp.	8,792	1,243,101
Landec Corp.*	8,195	113,091
Lifeway Foods, Inc.*	1,440	16,574
Limoneira Co.	3,973	85,459
Omega Protein Corp.*	8,826	221,091
Sanderson Farms, Inc.	9,349	881,050
Seaboard Corp.*	126	497,951
Seneca Foods Corp., Class A*	2,664	106,693
Snyder’s-Lance, Inc.	37,005	1,418,772
Tootsie Roll Industries, Inc. (x)	9,267	368,363

		12,343,063

Household Products (0.3%)
Central Garden & Pet Co.*	3,071	101,619
Central Garden & Pet Co., Class A*	17,740	548,166
HRG Group, Inc.*	55,115	857,590

Oil-Dri Corp. of America	2,026	$77,413
Orchids Paper Products Co. (x)	3,635	95,164
WD-40 Co.	6,846	800,298

		2,480,250

Personal Products (0.2%)
Avon Products, Inc.*	207,164	1,044,107
elf Beauty, Inc.*	2,367	68,501
Inter Parfums, Inc.	7,197	235,702
Lifevantage Corp.*	4,539	36,993
Medifast, Inc.	4,967	206,776
Natural Health Trends Corp. (x)	2,350	58,398
Nature’s Sunshine Products, Inc.	3,975	59,625
Nutraceutical International Corp.	2,536	88,633
Revlon, Inc., Class A*	4,368	127,327
Synutra International, Inc.*	8,006	42,832
USANA Health Sciences, Inc.*	5,752	352,022

		2,320,916

Tobacco (0.2%)
Alliance One International, Inc.*	2,644	50,765
Turning Point Brands, Inc.*	1,883	23,067
Universal Corp.	11,025	702,844
Vector Group Ltd. (x)	44,010	1,000,787

		1,777,463

Total Consumer Staples		26,120,081

Energy (3.4%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	32,251	425,713
Atwood Oceanics, Inc. (x)	30,043	394,465
Bristow Group, Inc.	18,541	379,720
CARBO Ceramics, Inc. (x)*	10,960	114,642
Dawson Geophysical Co.*	6,421	51,625
Era Group, Inc.*	6,399	108,591
Exterran Corp.*	15,470	369,733
Fairmount Santrol Holdings, Inc. (x)*	38,742	456,768
Forum Energy Technologies, Inc.*	31,406	690,932
Geospace Technologies Corp.*	4,683	95,346
Helix Energy Solutions Group, Inc.*	55,750	491,715
Hornbeck Offshore Services, Inc. (x)*	10,930	78,915
Independence Contract Drilling, Inc.*	9,614	64,414
Matrix Service Co.*	14,943	339,206
McDermott International, Inc.*	113,742	840,553
Natural Gas Services Group, Inc.*	4,398	141,396
Newpark Resources, Inc.*	35,698	267,735
Oil States International, Inc.*	24,582	958,698
Parker Drilling Co.*	39,921	103,795
PHI, Inc. (Non-Voting)*	6,865	123,707
Pioneer Energy Services Corp.*	35,373	242,305
RigNet, Inc.*	5,096	117,972
SEACOR Holdings, Inc.*	7,736	551,422
Seadrill Ltd. (x)*	177,983	606,922
Smart Sand, Inc.*	3,172	52,497
Tesco Corp.*	17,953	148,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

TETRA Technologies, Inc.*	40,071	$201,156
Tidewater, Inc. (x)*	22,547	76,885
U.S. Silica Holdings, Inc.	32,935	1,866,755
Unit Corp.*	24,394	655,467
Willbros Group, Inc.*	13,744	44,531

		11,061,693

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	58,613	150,635
Adams Resources & Energy, Inc.	640	25,376
Alon USA Energy, Inc.	15,190	172,862
Ardmore Shipping Corp.	10,519	77,841
Bill Barrett Corp.*	16,413	114,727
California Resources Corp. (x)*	14,860	316,369
Callon Petroleum Co.*	67,400	1,035,938
Carrizo Oil & Gas, Inc.*	28,268	1,055,810
Clayton Williams Energy, Inc. (x)*	3,167	377,696
Clean Energy Fuels Corp. (x)*	43,280	123,781
Cobalt International Energy, Inc.*	191,014	233,037
Contango Oil & Gas Co.*	10,624	99,228
CVR Energy, Inc. (x)	8,906	226,123
Delek U.S. Holdings, Inc.	29,050	699,234
Denbury Resources, Inc.*	165,492	609,011
DHT Holdings, Inc.	47,464	196,501
Dorian LPG Ltd.*	8,990	73,808
Earthstone Energy, Inc.*	375	5,153
Eclipse Resources Corp.*	34,966	93,359
EP Energy Corp., Class A (x)*	24,942	163,370
Erin Energy Corp. (x)*	5,390	16,440
Evolution Petroleum Corp.	8,139	81,390
EXCO Resources, Inc. (x)*	47,352	41,371
Frontline Ltd. (x)	30,500	216,855
GasLog Ltd. (x)	19,784	318,522
Gener8 Maritime, Inc.*	12,955	58,038
Golar LNG Ltd.	42,533	975,707
Green Plains, Inc.	18,817	524,053
International Seaways, Inc.*	5,556	78,006
Isramco, Inc.*	329	40,895
Jones Energy, Inc., Class A (x)*	18,549	92,745
Matador Resources Co.*	38,414	989,545
Navios Maritime Acquisition Corp.	29,856	50,755
Nordic American Tankers Ltd. (x)	45,221	379,856
Northern Oil and Gas, Inc. (x)*	28,289	77,795
Oasis Petroleum, Inc.*	109,239	1,653,878
Overseas Shipholding Group, Inc., Class A	16,675	63,865
Pacific Ethanol, Inc.*	7,815	74,243
Panhandle Oil and Gas, Inc., Class A	7,639	179,898
Par Pacific Holdings, Inc. (x)*	11,512	167,384
PDC Energy, Inc.*	26,071	1,892,233
Renewable Energy Group, Inc.*	13,876	134,597
REX American Resources Corp.*	3,152	311,260
Ring Energy, Inc.*	13,342	173,313
RSP Permian, Inc.*	46,013	2,053,101
Sanchez Energy Corp. (x)*	27,417	247,576

Scorpio Tankers, Inc.	83,139	$376,620
SemGroup Corp., Class A	30,917	1,290,785
Ship Finance International Ltd. (x)	31,690	470,597
Synergy Resources Corp. (x)*	87,089	775,963
Teekay Corp.	23,243	186,641
Teekay Tankers Ltd., Class A	51,275	115,882
W&T Offshore, Inc. (x)*	20,581	57,009
Western Refining, Inc.	36,880	1,395,908
Westmoreland Coal Co.*	7,624	134,716

		21,547,301

Total Energy		32,608,994

Financials (18.0%)
Banks (10.6%)
1st Source Corp.	7,276	324,946
Access National Corp.	2,901	80,532
ACNB Corp.	1,848	57,750
Allegiance Bancshares, Inc.*	4,090	147,854
American National Bankshares, Inc.	3,004	104,539
Ameris Bancorp	16,541	721,188
Ames National Corp.	2,948	97,284
Arrow Financial Corp.	4,190	169,695
Atlantic Capital Bancshares, Inc.*	6,233	118,427
Banc of California, Inc.	23,627	409,928
BancFirst Corp.	3,367	313,299
Banco Latinoamericano de Comercio Exterior SA, Class E	16,220	477,517
Bancorp, Inc. (The)*	17,886	140,584
BancorpSouth, Inc.	40,970	1,272,119
Bank of Marin Bancorp	2,257	157,426
Bank of NT Butterfield & Son Ltd. (The)	2,463	77,437
Bank of the Ozarks, Inc.	40,976	2,154,929
Bankwell Financial Group, Inc.	1,855	60,288
Banner Corp.	14,123	788,205
Bar Harbor Bankshares	2,201	104,173
Berkshire Hills Bancorp, Inc.	16,295	600,471
Blue Hills Bancorp, Inc.	10,602	198,788
BNC Bancorp	18,076	576,624
Boston Private Financial Holdings, Inc.	41,092	680,073
Bridge Bancorp, Inc.	7,826	296,605
Brookline Bancorp, Inc.	36,877	604,783
Bryn Mawr Bank Corp.	7,064	297,748
BSB Bancorp, Inc.*	3,360	97,272
C&F Financial Corp.	1,006	50,149
Camden National Corp.	7,092	315,239
Capital Bank Financial Corp., Class A	12,609	494,903
Capital City Bank Group, Inc.	4,038	82,698
Cardinal Financial Corp.	15,193	498,178
Carolina Financial Corp.	3,576	110,105
Cascade Bancorp*	19,180	155,742
Cathay General Bancorp	35,771	1,360,371
CenterState Banks, Inc.	21,739	547,171
Central Pacific Financial Corp.	13,247	416,221
Central Valley Community Bancorp	2,683	53,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Century Bancorp, Inc., Class A	1,195	$71,700
Chemical Financial Corp.	30,495	1,651,914
Chemung Financial Corp.	937	34,060
Citizens & Northern Corp.	4,267	111,795
City Holding Co.	6,998	473,065
CNB Financial Corp.	5,400	144,396
CoBiz Financial, Inc.	17,098	288,785
Codorus Valley Bancorp, Inc. (x)	2,519	72,043
Columbia Banking System, Inc.	27,055	1,208,817
Community Bank System, Inc.	21,073	1,302,101
Community Trust Bancorp, Inc.	7,261	360,146
ConnectOne Bancorp, Inc.	13,889	360,420
County Bancorp, Inc.	1,388	37,434
CU Bancorp*	6,595	236,101
Customers Bancorp, Inc.*	12,345	442,198
CVB Financial Corp.	47,731	1,094,472
Eagle Bancorp, Inc.*	15,569	948,931
Enterprise Bancorp, Inc.	2,507	94,163
Enterprise Financial Services Corp.	9,652	415,036
Equity Bancshares, Inc., Class A*	1,580	53,151
Farmers Capital Bank Corp.	2,880	121,104
Farmers National Banc Corp.	8,181	116,170
FCB Financial Holdings, Inc., Class A*	14,198	677,245
Fidelity Southern Corp.	8,209	194,307
Financial Institutions, Inc.	5,372	183,722
First Bancorp	6,831	185,393
First BanCorp*	54,766	362,003
First Bancorp, Inc.	4,683	155,007
First Busey Corp.	13,580	417,992
First Business Financial Services, Inc.	3,354	79,557
First Citizens BancShares, Inc., Class A	3,666	1,301,430
First Commonwealth Financial Corp.	42,220	598,680
First Community Bancshares, Inc.	5,857	176,530
First Community Financial Partners, Inc. (x)*	4,007	46,882
First Connecticut Bancorp, Inc.	5,623	127,361
First Financial Bancorp	30,420	865,449
First Financial Bankshares, Inc.	31,263	1,413,088
First Financial Corp.	4,484	236,755
First Financial Northwest, Inc.	2,694	53,180
First Foundation, Inc.*	4,796	136,686
First Internet Bancorp	1,673	53,536
First Interstate BancSystem, Inc., Class A	9,248	393,502
First Merchants Corp.	20,945	788,579
First Mid-Illinois Bancshares, Inc.	1,693	57,562
First Midwest Bancorp, Inc.	40,745	1,027,996
First NBC Bank Holding Co. (x)*	7,570	55,261
First Northwest Bancorp*	3,516	54,850
First of Long Island Corp. (The)	8,961	255,837
Flushing Financial Corp.	12,977	381,394
FNB Corp.	98,849	1,584,549
Franklin Financial Network, Inc.*	3,874	162,127
Fulton Financial Corp.	83,125	1,562,750
German American Bancorp, Inc.	6,754	355,328
Glacier Bancorp, Inc.	37,100	1,344,133

Great Southern Bancorp, Inc.	4,693	$256,472
Great Western Bancorp, Inc.	27,834	1,213,284
Green Bancorp, Inc.*	7,170	108,984
Guaranty Bancorp	5,866	141,957
Hancock Holding Co.	36,324	1,565,564
Hanmi Financial Corp.	16,090	561,541
HarborOne Bancorp, Inc.*	7,016	135,689
Heartland Financial USA, Inc.	9,987	479,376
Heritage Commerce Corp.	8,229	118,744
Heritage Financial Corp.	14,908	383,881
Heritage Oaks Bancorp	8,413	103,732
Hilltop Holdings, Inc.	35,853	1,068,419
Home BancShares, Inc.	56,090	1,557,619
HomeTrust Bancshares, Inc.*	6,369	164,957
Hope Bancorp, Inc.	63,049	1,380,143
Horizon Bancorp	7,418	207,704
IBERIABANK Corp.	19,236	1,611,015
Independent Bank Corp.	19,504	1,025,007
Independent Bank Group, Inc.	5,535	345,384
International Bancshares Corp.	25,788	1,052,150
Investors Bancorp, Inc.	143,230	1,998,059
Lakeland Bancorp, Inc.	18,503	360,809
Lakeland Financial Corp.	11,664	552,407
LCNB Corp.	2,553	59,357
LegacyTexas Financial Group, Inc.	20,888	899,437
Live Oak Bancshares, Inc.	7,310	135,235
Macatawa Bank Corp.	8,822	91,837
MainSource Financial Group, Inc.	10,767	370,385
MB Financial, Inc.	35,449	1,674,256
MBT Financial Corp.	5,663	64,275
Mercantile Bank Corp.	6,355	239,584
Merchants Bancshares, Inc.	1,822	98,752
Middleburg Financial Corp.	1,461	50,770
Midland States Bancorp, Inc.	3,392	122,723
MidWestOne Financial Group, Inc.	2,862	107,611
MutualFirst Financial, Inc. (x)	1,583	52,397
National Bank Holdings Corp., Class A	11,859	378,184
National Bankshares, Inc. (x)	2,474	107,495
National Commerce Corp.*	2,986	110,930
NBT Bancorp, Inc.	19,648	822,858
Nicolet Bankshares, Inc.*	2,675	127,571
Northrim BanCorp, Inc.	2,095	66,202
OFG Bancorp	19,060	249,686
Old Line Bancshares, Inc.	2,594	62,204
Old National Bancorp	58,512	1,061,993
Old Second Bancorp, Inc.	8,779	97,008
Opus Bank	7,506	225,555
Orrstown Financial Services, Inc.	2,123	47,555
Pacific Continental Corp.	6,592	144,035
Pacific Mercantile Bancorp*	4,665	34,055
Pacific Premier Bancorp, Inc.*	12,769	451,384
Park National Corp.	6,597	789,397
Park Sterling Corp.	20,536	221,583
Peapack-Gladstone Financial Corp.	5,646	174,348
Penns Woods Bancorp, Inc.	1,629	82,265
Peoples Bancorp, Inc.	6,279	203,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Peoples Financial Services Corp.	2,698	$131,393
People’s Utah Bancorp	4,691	125,953
Pinnacle Financial Partners, Inc.	20,013	1,386,901
Preferred Bank	5,028	263,568
Premier Financial Bancorp, Inc.	2,844	57,164
PrivateBancorp, Inc.	37,847	2,050,929
Prosperity Bancshares, Inc.	31,280	2,245,279
QCR Holdings, Inc.	4,402	190,607
Renasant Corp.	20,327	858,206
Republic Bancorp, Inc., Class A	4,748	187,736
Republic First Bancorp, Inc.*	13,954	116,516
S&T Bancorp, Inc.	16,176	631,511
Sandy Spring Bancorp, Inc.	11,186	447,328
Seacoast Banking Corp. of Florida*	12,679	279,699
ServisFirst Bancshares, Inc. (x)	22,080	826,675
Shore Bancshares, Inc.	3,887	59,277
Sierra Bancorp	4,368	116,145
Simmons First National Corp., Class A	14,516	902,169
South State Corp.	11,568	1,011,043
Southern First Bancshares, Inc.*	1,836	66,096
Southern National Bancorp of Virginia, Inc.	3,379	55,213
Southside Bancshares, Inc.	11,674	439,760
Southwest Bancorp, Inc.	6,973	202,217
State Bank Financial Corp.	17,273	463,953
Sterling Bancorp	60,953	1,426,300
Stock Yards Bancorp, Inc.	10,481	492,083
Stonegate Bank	4,744	197,967
Suffolk Bancorp	4,414	189,007
Summit Financial Group, Inc. (x)	2,579	71,000
Sun Bancorp, Inc.	3,793	98,618
Texas Capital Bancshares, Inc.*	22,661	1,776,622
Tompkins Financial Corp.	6,980	659,889
Towne Bank	25,835	859,014
TriCo Bancshares	11,099	379,364
TriState Capital Holdings, Inc.*	8,322	183,916
Triumph Bancorp, Inc.*	5,829	152,428
Trustmark Corp.	31,477	1,122,155
UMB Financial Corp.	20,992	1,618,903
Umpqua Holdings Corp.	105,607	1,983,299
Union Bankshares Corp.	21,650	773,771
Union Bankshares, Inc. (x)	1,172	53,267
United Bankshares, Inc. (x)	31,993	1,479,676
United Community Banks, Inc.	33,817	1,001,660
Univest Corp. of Pennsylvania	11,977	370,089
Valley National Bancorp	116,172	1,352,242
Veritex Holdings, Inc.*	2,579	68,885
Washington Trust Bancorp, Inc.	7,734	433,491
WashingtonFirst Bankshares, Inc.	3,201	92,810
Webster Financial Corp.	42,944	2,331,001
WesBanco, Inc.	19,020	819,001
West Bancorporation, Inc.	5,633	139,135
Westamerica Bancorp (x)	12,409	780,898
Wintrust Financial Corp.	24,192	1,755,613
Xenith Bankshares, Inc.*	3,488	98,362
Yadkin Financial Corp.	22,642	775,715

		102,610,646

Capital Markets (1.3%)
Actua Corp.*	13,938	$195,132
Arlington Asset Investment Corp., Class A (x)	10,020	148,496
Associated Capital Group, Inc., Class A	2,709	88,991
B. Riley Financial, Inc.	2,838	52,361
BGC Partners, Inc., Class A	103,917	1,063,071
Calamos Asset Management, Inc., Class A	6,666	56,994
Cohen & Steers, Inc.	10,792	362,611
Cowen Group, Inc., Class A (x)*	11,341	175,786
Diamond Hill Investment Group, Inc.	1,419	298,529
Evercore Partners, Inc., Class A	18,585	1,276,790
FBR & Co.	1,853	24,089
Fifth Street Asset Management, Inc.	2,770	18,559
Financial Engines, Inc.	26,802	984,974
GAIN Capital Holdings, Inc.	13,627	89,666
GAMCO Investors, Inc., Class A	2,931	90,539
Greenhill & Co., Inc.	14,674	406,470
Hennessy Advisors, Inc.	935	29,686
Houlihan Lokey, Inc.	5,898	183,546
INTL FCStone, Inc.*	6,899	273,200
Investment Technology Group, Inc.	17,100	337,554
Janus Capital Group, Inc.	71,757	952,215
KCG Holdings, Inc., Class A*	24,604	326,003
Ladenburg Thalmann Financial Services, Inc.*	40,082	97,800
Manning & Napier, Inc.	4,635	34,994
Medley Management, Inc., Class A	2,755	27,275
Moelis & Co., Class A	7,383	250,284
OM Asset Management plc	16,914	245,253
Oppenheimer Holdings, Inc., Class A	4,454	82,844
Piper Jaffray Cos.*	7,208	522,580
PJT Partners, Inc., Class A	7,534	232,650
Pzena Investment Management, Inc., Class A	7,466	82,947
Safeguard Scientifics, Inc.*	7,890	106,121
Silvercrest Asset Management Group, Inc., Class A	2,079	27,339
Stifel Financial Corp.*	30,552	1,526,071
Virtu Financial, Inc., Class A	13,837	220,700
Virtus Investment Partners, Inc. (x)	2,841	335,380
Waddell & Reed Financial, Inc., Class A	37,404	729,752
Walter Investment Management Corp. (x)*	11,391	54,107
Westwood Holdings Group, Inc.	2,902	174,091
Wins Finance Holdings, Inc.*	200	36,000
WisdomTree Investments, Inc. (x)	56,764	632,351

		12,853,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Consumer Finance (0.5%)
Encore Capital Group, Inc. (x)*	11,862	$339,846
Enova International, Inc.*	12,407	155,708
EZCORP, Inc., Class A*	23,176	246,824
FirstCash, Inc.	22,896	1,076,113
Green Dot Corp., Class A*	19,157	451,147
LendingClub Corp.*	155,120	814,380
Nelnet, Inc., Class A	10,484	532,063
PRA Group, Inc.*	22,589	883,230
Regional Management Corp.*	3,907	102,676
World Acceptance Corp. (x)*	3,332	214,181

		4,816,168

Diversified Financial Services (0.1%)
FNFV Group*	33,989	465,649
Marlin Business Services Corp.	3,245	67,821
NewStar Financial, Inc.*	10,580	97,865
On Deck Capital, Inc. (x)*	20,901	96,772
PICO Holdings, Inc.*	9,134	138,380
Tiptree Financial, Inc.	10,020	61,623

		928,110

Insurance (2.3%)
Ambac Financial Group, Inc.*	22,175	498,938
American Equity Investment Life Holding Co.	39,936	900,157
AMERISAFE, Inc.	9,295	579,543
Argo Group International Holdings Ltd.	13,957	919,766
Atlas Financial Holdings, Inc.*	3,395	61,280
Baldwin & Lyons, Inc., Class B	3,526	88,855
Blue Capital Reinsurance Holdings Ltd.	1,799	33,192
Citizens, Inc. (x)*	17,693	173,745
CNO Financial Group, Inc.	84,332	1,614,959
Crawford & Co., Class B	6,789	85,270
Donegal Group, Inc., Class A	3,419	59,764
eHealth, Inc.*	7,924	84,391
EMC Insurance Group, Inc.	3,976	119,320
Employers Holdings, Inc.	14,812	586,555
Enstar Group Ltd.*	5,370	1,061,649
FBL Financial Group, Inc., Class A	4,815	376,292
Federated National Holding Co.	5,321	99,449
Fidelity & Guaranty Life (x)	6,567	155,638
Genworth Financial, Inc., Class A*	225,891	860,645
Global Indemnity Ltd.*	3,477	132,856
Greenlight Capital Reinsurance Ltd., Class A*	14,579	332,401
Hallmark Financial Services, Inc.*	8,141	94,680
HCI Group, Inc. (x)	4,300	169,764
Heritage Insurance Holdings, Inc.	11,344	177,760
Horace Mann Educators Corp.	19,128	818,678
Independence Holding Co.	2,370	46,334
Infinity Property & Casualty Corp.	5,798	509,644
Investors Title Co.	447	70,706
James River Group Holdings Ltd.	6,711	278,842
Kemper Corp.	19,515	864,515
Kinsale Capital Group, Inc.	5,544	188,551

Maiden Holdings Ltd.	29,945	$522,540
MBIA, Inc.*	67,008	716,986
National General Holdings Corp.	23,012	575,070
National Western Life Group, Inc., Class A	1,058	328,826
Navigators Group, Inc. (The)	5,709	672,235
OneBeacon Insurance Group Ltd., Class A	9,956	159,794
Patriot National, Inc. (x)*	5,436	25,277
Primerica, Inc.	21,749	1,503,943
RLI Corp.	17,718	1,118,537
Safety Insurance Group, Inc.	7,806	575,302
Selective Insurance Group, Inc.	26,982	1,161,575
State Auto Financial Corp.	6,631	177,777
State National Cos., Inc.	11,782	163,299
Stewart Information Services Corp.	11,297	520,566
Third Point Reinsurance Ltd.*	33,169	383,102
Trupanion, Inc. (x)*	7,573	117,533
United Fire Group, Inc.	10,562	519,334
United Insurance Holdings Corp.	6,922	104,799
Universal Insurance Holdings, Inc. (x)	16,441	466,924
WMIH Corp.*	77,472	120,082

		21,977,640

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	11,780	201,556
Altisource Residential Corp. (REIT)	29,022	320,403
Anworth Mortgage Asset Corp. (REIT)	42,456	219,498
Apollo Commercial Real Estate Finance, Inc. (REIT)	34,261	569,418
Ares Commercial Real Estate Corp. (REIT)	11,118	152,650
ARMOUR Residential REIT, Inc. (REIT)	16,657	361,291
Capstead Mortgage Corp. (REIT)	47,811	487,194
Colony Capital, Inc. (REIT), Class A (x)	54,790	1,109,497
CYS Investments, Inc. (REIT)	73,991	571,950
Dynex Capital, Inc. (REIT)	17,044	116,240
Great Ajax Corp. (REIT)	5,036	66,828
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	18,133	344,346
Invesco Mortgage Capital, Inc. (REIT)	53,000	773,800
Ladder Capital Corp. (REIT)	17,037	233,748
MTGE Investment Corp. (REIT)	26,136	410,335
New Residential Investment Corp. (REIT)	110,960	1,744,290
New York Mortgage Trust, Inc. (REIT) (x)	53,004	349,826
Orchid Island Capital, Inc. (REIT) (x)	8,757	94,838
Owens Realty Mortgage, Inc. (REIT) (x)	3,155	58,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

PennyMac Mortgage Investment Trust (REIT)‡	33,084	$541,585
Redwood Trust, Inc. (REIT)	40,422	614,819
Resource Capital Corp. (REIT) (x)	13,436	111,922
Western Asset Mortgage Capital Corp. (REIT)	17,083	172,026

		9,626,491

Thrifts & Mortgage Finance (2.2%)
Astoria Financial Corp.	45,137	841,805
Bank Mutual Corp.	15,075	142,459
BankFinancial Corp.	6,719	99,576
Bear State Financial, Inc.	5,776	58,626
Beneficial Bancorp, Inc.	36,009	662,566
BofI Holding, Inc. (x)*	28,137	803,311
Capitol Federal Financial, Inc.	62,798	1,033,655
Charter Financial Corp.	4,710	78,516
Clifton Bancorp, Inc.	8,248	139,556
Dime Community Bancshares, Inc.	15,147	304,455
ESSA Bancorp, Inc.	2,395	37,649
Essent Group Ltd.*	35,178	1,138,712
EverBank Financial Corp.	49,329	959,449
Federal Agricultural Mortgage Corp., Class C	3,579	204,969
First Defiance Financial Corp.	3,043	154,402
Flagstar Bancorp, Inc.*	8,867	238,877
Greene County Bancorp, Inc. (x)	722	16,534
Hingham Institution for Savings	608	119,642
Home Bancorp, Inc.	1,750	67,568
HomeStreet, Inc.*	10,838	342,481
Impac Mortgage Holdings, Inc. (x)*	3,154	44,219
Kearny Financial Corp.	43,093	670,096
Lake Sunapee Bank Group	2,432	57,371
LendingTree, Inc. (x)*	2,924	296,347
Meridian Bancorp, Inc.	24,629	465,488
Meta Financial Group, Inc.	3,785	389,477
MGIC Investment Corp.*	163,116	1,662,152
Nationstar Mortgage Holdings, Inc. (x)*	16,287	294,143
NMI Holdings, Inc., Class A*	23,131	246,345
Northfield Bancorp, Inc.	22,559	450,503
Northwest Bancshares, Inc.	46,253	833,942
OceanFirst Financial Corp.	9,441	283,513
Ocwen Financial Corp.*	47,211	254,467
Oritani Financial Corp.	21,134	396,263
PennyMac Financial Services, Inc., Class A*‡	3,108	51,748
PHH Corp.*	24,341	369,010
Provident Bancorp, Inc.*	1,281	22,930
Provident Financial Holdings, Inc.	1,986	40,157
Provident Financial Services, Inc.	28,917	818,351
Radian Group, Inc.	100,726	1,811,052
SI Financial Group, Inc.	3,260	50,204
Southern Missouri Bancorp, Inc. (x)	1,794	63,472
Territorial Bancorp, Inc.	3,066	100,687
TrustCo Bank Corp.	45,030	394,013

United Community Financial Corp.	16,403	$146,643
United Financial Bancorp, Inc.	27,101	492,154
Walker & Dunlop, Inc.*	13,040	406,848
Washington Federal, Inc.	42,384	1,455,890
Waterstone Financial, Inc.	11,479	211,214
Western New England Bancorp, Inc.	8,428	78,802
WSFS Financial Corp.	13,421	622,063

		20,924,372

Total Financials		173,737,228

Health Care (11.1%)
Biotechnology (3.9%)
Acceleron Pharma, Inc.*	12,373	315,759
Achillion Pharmaceuticals, Inc.*	57,645	238,074
Acorda Therapeutics, Inc.*	20,057	377,072
Adamas Pharmaceuticals, Inc. (x)*	7,304	123,438
Aduro Biotech, Inc. (x)*	17,931	204,413
Advaxis, Inc. (x)*	15,541	111,274
Adverum Biotechnologies, Inc. (x)*	7,101	20,593
Aevi Genomic Medicine, Inc.*	7,901	40,927
Agenus, Inc. (x)*	35,791	147,459
Aimmune Therapeutics, Inc. (x)*	12,628	258,243
Akebia Therapeutics, Inc.*	13,943	145,147
Alder Biopharmaceuticals, Inc.*	22,044	458,515
AMAG Pharmaceuticals, Inc. (x)*	16,709	581,473
Amicus Therapeutics, Inc.*	63,720	316,688
Anavex Life Sciences Corp. (x)*	11,065	43,817
Anthera Pharmaceuticals, Inc.*	14,398	9,346
Applied Genetic Technologies Corp.*	5,100	47,685
Aptevo Therapeutics, Inc.*	7,501	18,302
Ardelyx, Inc. (x)*	11,293	160,361
Arena Pharmaceuticals, Inc.*	118,647	168,479
Argos Therapeutics, Inc. (x)*	3,381	16,567
ARIAD Pharmaceuticals, Inc. (x)*	81,853	1,018,250
Array BioPharma, Inc.*	78,413	689,250
Arrowhead Pharmaceuticals, Inc. (x)*	24,475	37,936
Asterias Biotherapeutics, Inc. (x)*	8,275	38,065
Atara Biotherapeutics, Inc. (x)*	9,896	140,523
Athersys, Inc. (x)*	24,577	37,603
Audentes Therapeutics, Inc.*	1,931	35,279
Avexis, Inc. (x)*	3,218	153,595
Axovant Sciences Ltd. (x)*	12,262	152,294
Bellicum Pharmaceuticals, Inc. (x)*	10,243	139,510
BioCryst Pharmaceuticals, Inc. (x)*	37,721	238,774
BioSpecifics Technologies Corp.*	1,808	100,706
BioTime, Inc. (x)*	24,335	87,849
Bluebird Bio, Inc.*	18,362	1,132,934
Blueprint Medicines Corp.*	9,189	257,751
Cara Therapeutics, Inc. (x)*	7,038	65,383
Celldex Therapeutics, Inc. (x)*	47,738	168,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Cellular Biomedicine Group, Inc. (x)*	3,548	$46,479
ChemoCentryx, Inc.*	7,250	53,650
Chimerix, Inc.*	21,720	99,912
Cidara Therapeutics, Inc. (x)*	3,376	35,110
Clovis Oncology, Inc. (x)*	15,064	669,143
Coherus Biosciences, Inc.*	13,313	374,761
Concert Pharmaceuticals, Inc.*	5,640	58,036
Corvus Pharmaceuticals, Inc.*	990	14,157
Curis, Inc.*	40,153	123,671
Cytokinetics, Inc.*	14,978	181,983
CytomX Therapeutics, Inc.*	7,845	86,217
CytRx Corp. (x)*	21,835	8,127
Dimension Therapeutics, Inc.*	3,780	16,443
Dynavax Technologies Corp. (x)*	17,869	70,583
Eagle Pharmaceuticals, Inc. (x)*	4,061	322,200
Edge Therapeutics, Inc.*	5,267	65,838
Editas Medicine, Inc.*	6,742	109,423
Eiger BioPharmaceuticals, Inc.*	1,054	12,279
Emergent BioSolutions, Inc.*	15,002	492,666
Enanta Pharmaceuticals, Inc.*	7,336	245,756
Epizyme, Inc.*	17,218	208,338
Esperion Therapeutics, Inc. (x)*	9,482	118,715
Exact Sciences Corp. (x)*	49,271	658,261
Exelixis, Inc.*	109,097	1,626,635
FibroGen, Inc. (x)*	24,574	525,884
Five Prime Therapeutics, Inc.*	12,557	629,231
Flexion Therapeutics, Inc.*	13,000	247,260
Fortress Biotech, Inc. (x)*	10,668	28,804
Foundation Medicine, Inc. (x)*	6,671	118,077
Galena Biopharma, Inc. (x)*	4,436	8,606
Genomic Health, Inc.*	9,111	267,772
Geron Corp. (x)*	80,127	165,863
Global Blood Therapeutics, Inc. (x)*	10,821	156,363
GlycoMimetics, Inc.*	3,106	18,947
Halozyme Therapeutics, Inc. (x)*	51,100	504,868
Heron Therapeutics, Inc. (x)*	14,225	186,348
Idera Pharmaceuticals, Inc. (x)*	30,989	46,484
Ignyta, Inc.*	9,685	51,331
Immune Design Corp.*	4,054	22,297
ImmunoGen, Inc. (x)*	42,791	87,294
Immunomedics, Inc. (x)*	38,546	141,464
Infinity Pharmaceuticals, Inc.*	18,944	25,574
Inotek Pharmaceuticals Corp. (x)*	5,641	34,410
Inovio Pharmaceuticals, Inc. (x)*	31,973	221,893
Insmed, Inc.*	30,452	402,880
Insys Therapeutics, Inc. (x)*	10,761	99,001
Intellia Therapeutics, Inc. (x)*	4,737	62,102
Invitae Corp.*	8,985	71,341
Ironwood Pharmaceuticals, Inc.*	60,329	922,430
Karyopharm Therapeutics, Inc.*	10,392	97,685
Keryx Biopharmaceuticals, Inc. (x)*	41,460	242,956
Kite Pharma, Inc. (x)*	18,486	828,912
La Jolla Pharmaceutical Co. (x)*	6,700	117,451
Lexicon Pharmaceuticals, Inc. (x)*	19,265	266,435
Ligand Pharmaceuticals, Inc. (x)*	8,876	901,890
Lion Biotechnologies, Inc. (x)*	28,157	195,691
Loxo Oncology, Inc. (x)*	6,475	$207,945
MacroGenics, Inc.*	14,966	305,905
MannKind Corp. (x)*	150,710	95,957
MediciNova, Inc. (x)*	9,655	58,220
Merrimack Pharmaceuticals, Inc. (x)*	60,624	247,346
MiMedx Group, Inc. (x)*	55,039	487,646
Minerva Neurosciences, Inc. (x)*	12,936	151,998
Mirati Therapeutics, Inc.*	5,575	26,481
Momenta Pharmaceuticals, Inc.*	31,788	478,409
Myriad Genetics, Inc.*	32,960	549,443
NantKwest, Inc. (x)*	11,584	66,260
Natera, Inc.*	11,877	139,080
NewLink Genetics Corp.*	10,597	108,937
Novavax, Inc. (x)*	132,598	167,073
OncoMed Pharmaceuticals, Inc. (x)*	10,677	82,320
Ophthotech Corp. (x)*	14,435	69,721
Organovo Holdings, Inc. (x)*	37,950	128,651
Osiris Therapeutics, Inc. (x)*	6,914	33,948
Otonomy, Inc.*	10,323	164,136
OvaScience, Inc. (x)*	13,552	20,735
PDL BioPharma, Inc.	90,109	191,031
Pfenex, Inc.*	5,894	53,459
PharmAthene, Inc.*	20,455	66,479
Portola Pharmaceuticals, Inc. (x)*	23,548	528,417
Progenics Pharmaceuticals, Inc. (x)*	34,440	297,562
Protagonist Therapeutics, Inc. (x)*	2,551	56,096
Proteostasis Therapeutics, Inc. (x)*	2,890	35,431
Prothena Corp. plc (x)*	15,877	780,990
PTC Therapeutics, Inc.*	16,557	180,637
Puma Biotechnology, Inc.*	12,694	389,706
Radius Health, Inc. (x)*	14,923	567,522
REGENXBIO, Inc.*	6,585	122,152
Regulus Therapeutics, Inc.*	21,138	47,561
Repligen Corp.*	17,393	536,052
Retrophin, Inc.*	16,265	307,896
Rigel Pharmaceuticals, Inc.*	30,658	72,966
Sage Therapeutics, Inc.*	13,689	698,960
Sangamo BioSciences, Inc.*	35,380	107,909
Sarepta Therapeutics, Inc.*	22,441	615,557
Selecta Biosciences, Inc.*	1,715	29,412
Seres Therapeutics, Inc. (x)*	8,386	83,021
Sorrento Therapeutics, Inc. (x)*	17,487	85,686
Spark Therapeutics, Inc.*	8,818	440,018
Spectrum Pharmaceuticals, Inc.*	33,801	149,738
Stemline Therapeutics, Inc.*	5,559	59,481
Syndax Pharmaceuticals, Inc.*	2,459	17,631
Synergy Pharmaceuticals, Inc.*	85,291	519,422
Synthetic Biologics, Inc. (x)*	24,460	18,653
T2 Biosystems, Inc. (x)*	4,626	24,333
TESARO, Inc. (x)*	12,991	1,747,029
TG Therapeutics, Inc. (x)*	17,027	79,176
Tokai Pharmaceuticals, Inc. (x)*	3,407	3,332
Trevena, Inc.*	19,753	116,148
Trovagene, Inc.*	10,608	22,277
Ultragenyx Pharmaceutical, Inc. (x)*	17,431	1,225,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Vanda Pharmaceuticals, Inc.*	19,263	$307,245
Versartis, Inc.*	11,019	164,183
Vital Therapies, Inc. (x)*	7,194	31,294
Voyager Therapeutics, Inc. (x)*	5,134	65,407
vTv Therapeutics, Inc., Class A*	1,704	8,230
XBiotech, Inc. (x)*	10,319	104,428
Xencor, Inc.*	15,800	415,856
Zafgen, Inc.*	5,947	18,911
ZIOPHARM Oncology, Inc. (x)*	54,669	292,479

		36,969,811

Health Care Equipment & Supplies (2.8%)
Abaxis, Inc.	11,348	598,834
Accuray, Inc. (x)*	39,265	180,619
Analogic Corp.	5,828	483,433
AngioDynamics, Inc.*	13,249	223,511
Anika Therapeutics, Inc.*	7,326	358,681
AtriCure, Inc.*	14,947	292,513
Atrion Corp.	667	338,302
Avinger, Inc.*	6,533	24,172
AxoGen, Inc.*	7,781	70,029
Cantel Medical Corp.	16,886	1,329,772
Cardiovascular Systems, Inc.*	15,724	380,678
Cerus Corp. (x)*	47,741	207,673
ConforMIS, Inc. (x)*	15,922	128,968
CONMED Corp.	13,190	582,602
Corindus Vascular Robotics, Inc. (x)*	8,504	5,939
CryoLife, Inc.*	14,597	279,533
Cutera, Inc.*	4,743	82,291
Cynosure, Inc., Class A*	11,948	544,829
Endologix, Inc. (x)*	41,279	236,116
Entellus Medical, Inc. (x)*	2,607	49,455
Exactech, Inc.*	4,234	115,588
GenMark Diagnostics, Inc.*	20,671	253,013
Glaukos Corp.*	7,831	268,603
Globus Medical, Inc., Class A*	33,568	832,822
Haemonetics Corp.*	24,603	989,041
Halyard Health, Inc.*	22,532	833,233
ICU Medical, Inc.*	7,134	1,051,195
Inogen, Inc.*	7,836	526,344
Insulet Corp.*	28,428	1,071,167
Integer Holdings Corp.*	14,011	412,624
Integra LifeSciences Holdings Corp.*	13,904	1,192,823
Invacare Corp.	16,331	213,120
InVivo Therapeutics Holdings Corp. (x)*	9,794	41,135
iRadimed Corp. (x)*	1,051	11,666
iRhythm Technologies, Inc. (x)*	1,758	52,740
IRIDEX Corp.*	2,413	33,927
K2M Group Holdings, Inc.*	11,503	230,520
LeMaitre Vascular, Inc.	4,236	107,340
Masimo Corp.*	19,309	1,301,426
Meridian Bioscience, Inc.	20,195	357,452
Merit Medical Systems, Inc.*	20,201	535,327
Natus Medical, Inc.*	16,017	557,392
Neogen Corp.*	17,262	1,139,292
Nevro Corp.*	11,362	825,563
Novocure Ltd. (x)*	23,631	185,503
NuVasive, Inc.*	23,110	1,556,689
NxStage Medical, Inc.*	29,698	778,385
OraSure Technologies, Inc.*	28,162	$247,262
Orthofix International NV*	8,412	304,346
Oxford Immunotec Global plc*	7,281	108,851
Penumbra, Inc.*	12,016	766,621
Quidel Corp.*	12,514	268,050
Rockwell Medical, Inc. (x)*	24,619	161,254
RTI Surgical, Inc.*	20,883	67,870
Second Sight Medical Products, Inc. (x)*	5,071	9,990
Senseonics Holdings, Inc. (x)*	9,992	26,679
Spectranetics Corp. (The)*	22,341	547,355
STAAR Surgical Co. (x)*	14,034	152,269
Surmodics, Inc.*	7,892	200,457
Tandem Diabetes Care, Inc. (x)*	6,430	13,825
TransEnterix, Inc. (x)*	22,523	29,280
Utah Medical Products, Inc.	1,282	93,266
Vascular Solutions, Inc.*	8,279	464,452
Veracyte, Inc.*	4,741	36,695
Wright Medical Group NV*	49,131	1,129,030
Zeltiq Aesthetics, Inc.*	16,724	727,828

		27,227,260

Health Care Providers & Services (1.9%)
AAC Holdings, Inc. (x)*	4,794	34,709
Aceto Corp. (x)	15,343	337,086
Addus HomeCare Corp.*	2,248	78,792
Adeptus Health, Inc., Class A (x)*	6,425	49,087
Air Methods Corp.*	17,194	547,629
Almost Family, Inc.*	3,449	152,101
Amedisys, Inc.*	13,465	574,013
American Renal Associates Holdings, Inc. (x)*	4,360	92,781
AMN Healthcare Services, Inc.*	22,477	864,241
BioScrip, Inc. (x)*	37,550	39,052
BioTelemetry, Inc.*	12,174	272,089
Capital Senior Living Corp.*	15,079	242,018
Chemed Corp.	7,479	1,199,705
Civitas Solutions, Inc.*	7,601	151,260
Community Health Systems, Inc.*	52,092	291,194
CorVel Corp.*	4,533	165,908
Cross Country Healthcare, Inc.*	14,840	231,652
Diplomat Pharmacy, Inc. (x)*	20,715	261,009
Ensign Group, Inc. (The)	25,534	567,110
Genesis Healthcare, Inc.*	18,511	78,672
HealthEquity, Inc.*	19,836	803,755
HealthSouth Corp.	42,976	1,772,329
Healthways, Inc.*	15,018	341,660
Kindred Healthcare, Inc.	40,253	315,986
Landauer, Inc.	5,494	264,261
LHC Group, Inc.*	6,761	308,978
Magellan Health, Inc.*	11,693	879,898
Molina Healthcare, Inc.*	19,877	1,078,526
National HealthCare Corp.	5,119	387,969
National Research Corp., Class A	8,229	156,351
Nobilis Health Corp. (x)*	18,371	38,579
Owens & Minor, Inc.	29,096	1,026,798
PharMerica Corp.*	15,924	400,489
Providence Service Corp. (The)*	6,195	235,720
Quorum Health Corp.*	14,582	106,011
RadNet, Inc.*	12,806	82,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Select Medical Holdings Corp.*	50,598	$670,424
Surgery Partners, Inc.*	10,100	160,085
Surgical Care Affiliates, Inc.*	12,223	565,558
Team Health Holdings, Inc.*	31,807	1,382,013
Teladoc, Inc. (x)*	9,785	161,453
Triple-S Management Corp., Class B*	11,731	242,832
U.S. Physical Therapy, Inc.	5,909	414,812
Universal American Corp.*	19,476	193,786

		18,220,980

Health Care Technology (0.4%)
Castlight Health, Inc., Class B*	17,616	87,199
Computer Programs & Systems, Inc. (x)	5,666	133,718
Cotiviti Holdings, Inc. (x)*	5,847	201,137
Evolent Health, Inc., Class A (x)*	7,363	108,972
HealthStream, Inc.*	11,730	293,837
HMS Holdings Corp.*	42,595	773,525
Medidata Solutions, Inc.*	26,159	1,299,318
NantHealth, Inc. (x)*	2,226	22,126
Omnicell, Inc.*	16,522	560,096
Quality Systems, Inc.*	26,495	348,409
Vocera Communications, Inc.*	9,754	180,351

		4,008,688

Life Sciences Tools & Services (0.6%)
Accelerate Diagnostics, Inc. (x)*	12,223	253,627
Albany Molecular Research, Inc. (x)*	11,327	212,495
Cambrex Corp.*	15,432	832,556
ChromaDex Corp.*	9,672	32,014
Enzo Biochem, Inc.*	13,019	90,352
Fluidigm Corp.*	14,823	107,911
INC Research Holdings, Inc., Class A*	19,565	1,029,119
Luminex Corp.*	19,566	395,820
Medpace Holdings, Inc.*	2,738	98,760
NanoString Technologies, Inc.*	4,988	111,232
NeoGenomics, Inc.*	23,804	204,000
Pacific Biosciences of California, Inc. (x)*	33,797	128,429
PAREXEL International Corp.*	25,452	1,672,706
PRA Health Sciences, Inc.*	11,255	620,376

		5,789,397

Pharmaceuticals (1.5%)
AcelRx Pharmaceuticals, Inc. (x)*	11,566	30,072
Aclaris Therapeutics, Inc. (x)*	4,409	119,660
Aerie Pharmaceuticals, Inc.*	12,202	461,846
Agile Therapeutics, Inc.*	3,997	22,783
Amphastar Pharmaceuticals, Inc.*	16,023	295,144
Ampio Pharmaceuticals, Inc. (x)*	14,222	12,803
ANI Pharmaceuticals, Inc.*	4,083	247,511
Aratana Therapeutics, Inc.*	10,995	78,944
Axsome Therapeutics, Inc.*	3,303	22,295
Bio-Path Holdings, Inc.*	26,919	36,341
Catalent, Inc.*	45,828	1,235,522
Cempra, Inc. (x)*	20,547	57,532
Clearside Biomedical, Inc.*	2,770	24,764
Collegium Pharmaceutical, Inc. (x)*	6,879	$107,106
Corcept Therapeutics, Inc.*	31,148	226,134
Depomed, Inc. (x)*	29,950	539,699
Dermira, Inc.*	10,569	320,558
Durect Corp.*	42,081	56,389
Egalet Corp. (x)*	6,822	52,188
Endocyte, Inc. (x)*	14,650	37,358
Flex Pharma, Inc.*	3,430	18,110
Heska Corp.*	1,882	134,751
Horizon Pharma plc*	76,035	1,230,246
Impax Laboratories, Inc.*	36,008	477,106
Innoviva, Inc. (x)*	42,082	450,277
Intersect ENT, Inc.*	11,464	138,714
Intra-Cellular Therapies, Inc. (x)*	16,230	244,911
Lannett Co., Inc. (x)*	12,910	284,666
Lipocine, Inc. (x)*	5,417	19,935
Medicines Co. (The) (x)*	31,790	1,078,953
MyoKardia, Inc.*	4,933	63,882
Nektar Therapeutics*	65,504	803,734
Neos Therapeutics, Inc. (x)*	4,446	26,009
Ocular Therapeutix, Inc. (x)*	8,001	66,968
Omeros Corp. (x)*	17,993	178,491
Pacira Pharmaceuticals, Inc.*	18,064	583,467
Paratek Pharmaceuticals, Inc.*	8,021	123,523
Phibro Animal Health Corp., Class A	8,555	250,662
Prestige Brands Holdings, Inc.*	24,786	1,291,350
Reata Pharmaceuticals, Inc., Class A (x)*	1,894	41,346
Revance Therapeutics, Inc. (x)*	9,580	198,306
SciClone Pharmaceuticals, Inc.*	24,301	262,451
Sucampo Pharmaceuticals, Inc., Class A (x)*	12,834	173,901
Supernus Pharmaceuticals, Inc.*	20,871	526,993
Teligent, Inc. (x)*	15,528	102,640
Tetraphase Pharmaceuticals, Inc.*	18,310	73,789
TherapeuticsMD, Inc. (x)*	69,089	398,644
Theravance Biopharma, Inc. (x)*	16,905	538,931
Titan Pharmaceuticals, Inc. (x)*	6,200	24,800
WaVe Life Sciences Ltd. (x)*	3,402	88,962
Zogenix, Inc. (x)*	7,626	92,656

		13,973,823

Total Health Care		106,189,959

Industrials (13.3%)
Aerospace & Defense (1.4%)
AAR Corp.	15,534	513,399
Aerojet Rocketdyne Holdings, Inc.*	29,530	530,064
Aerovironment, Inc.*	9,511	255,180
Astronics Corp.*	10,098	341,716
Cubic Corp.	12,590	603,691
Curtiss-Wright Corp.	20,607	2,026,904
DigitalGlobe, Inc.*	31,838	912,159
Ducommun, Inc.*	3,540	90,482
Engility Holdings, Inc.*	8,640	291,168
Esterline Technologies Corp.*	14,346	1,279,663
KEYW Holding Corp. (The) (x)*	11,857	139,794
KLX, Inc.*	25,200	1,136,772

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Kratos Defense & Security Solutions, Inc.*	16,256	$120,294
Mercury Systems, Inc.*	17,965	542,902
Moog, Inc., Class A*	15,863	1,041,882
National Presto Industries, Inc.	1,575	167,580
Sparton Corp.*	3,590	85,622
TASER International, Inc.*	25,913	628,131
Teledyne Technologies, Inc.*	15,901	1,955,823
Triumph Group, Inc.	23,251	616,152
Vectrus, Inc.*	3,994	95,257

		13,374,635

Air Freight & Logistics (0.5%)
Air Transport Services Group, Inc.*	22,270	355,429
Atlas Air Worldwide Holdings, Inc.*	11,797	615,214
Echo Global Logistics, Inc.*	14,155	354,583
Forward Air Corp.	14,479	686,015
Hub Group, Inc., Class A*	16,857	737,494
Park-Ohio Holdings Corp.	2,898	123,455
Radiant Logistics, Inc.*	11,051	43,099
XPO Logistics, Inc.*	45,881	1,980,223

		4,895,512

Airlines (0.3%)
Allegiant Travel Co.	6,448	1,072,947
Hawaiian Holdings, Inc.*	24,646	1,404,823
SkyWest, Inc.	23,274	848,337

		3,326,107

Building Products (1.1%)
AAON, Inc.	18,979	627,256
Advanced Drainage Systems, Inc.	16,658	343,155
American Woodmark Corp.*	6,638	499,510
Apogee Enterprises, Inc. (x)	13,253	709,831
Armstrong Flooring, Inc.*	7,884	156,970
Builders FirstSource, Inc.*	39,584	434,236
Caesarstone Ltd. (x)*	11,248	322,255
Continental Building Products, Inc.*	16,204	374,312
CSW Industrials, Inc.*	4,809	177,212
Gibraltar Industries, Inc.*	14,980	623,917
Griffon Corp.	13,858	363,080
Insteel Industries, Inc.	8,418	300,018
Masonite International Corp.*	14,408	948,046
NCI Building Systems, Inc.*	13,351	208,943
Patrick Industries, Inc.*	6,660	508,158
PGT Innovations, Inc.*	22,778	260,808
Ply Gem Holdings, Inc.*	9,868	160,355
Quanex Building Products Corp.	16,544	335,843
Simpson Manufacturing Co., Inc.	19,597	857,369
Trex Co., Inc.*	14,201	914,544
Universal Forest Products, Inc.	9,444	964,988

		10,090,806

Commercial Services & Supplies (2.3%)
ABM Industries, Inc.	26,074	1,064,862
ACCO Brands Corp.*	53,692	700,681
Advanced Disposal Services, Inc.*	5,856	130,120
Aqua Metals, Inc. (x)*	3,412	44,731
ARC Document Solutions, Inc.*	15,078	$76,596
Brady Corp., Class A	22,527	845,889
Brink’s Co. (The)	22,216	916,410
Casella Waste Systems, Inc., Class A*	12,759	158,339
CECO Environmental Corp.	9,021	125,843
Deluxe Corp.	22,803	1,632,922
Ennis, Inc.	8,628	149,696
Essendant, Inc.	18,856	394,090
G&K Services, Inc., Class A	9,162	883,675
Healthcare Services Group, Inc.	33,578	1,315,250
Heritage-Crystal Clean, Inc.*	4,562	71,623
Herman Miller, Inc.	27,691	947,032
HNI Corp.	20,840	1,165,373
InnerWorkings, Inc.*	11,861	116,831
Interface, Inc.	32,072	594,936
Kimball International, Inc., Class B	17,052	299,433
Knoll, Inc.	24,638	688,139
Matthews International Corp., Class A	15,343	1,179,110
McGrath RentCorp	11,893	466,087
Mobile Mini, Inc.	21,334	645,354
MSA Safety, Inc.	14,424	1,000,016
Multi-Color Corp.	6,928	537,613
NL Industries, Inc.*	2,063	16,813
Quad/Graphics, Inc.	13,754	369,708
SP Plus Corp.*	5,607	157,837
Steelcase, Inc., Class A	40,339	722,068
Team, Inc.*	12,896	506,168
Tetra Tech, Inc.	27,318	1,178,772
TRC Cos., Inc.*	6,153	65,222
U.S. Ecology, Inc.	10,208	501,723
UniFirst Corp.	7,029	1,009,716
Viad Corp.	9,688	427,241
VSE Corp.	3,084	119,783
West Corp.	22,029	545,438

		21,771,140

Construction & Engineering (0.9%)
Aegion Corp.*	17,171	406,953
Ameresco, Inc., Class A*	7,754	42,647
Argan, Inc.	6,277	442,842
Comfort Systems USA, Inc.	17,979	598,701
Dycom Industries, Inc. (x)*	14,435	1,158,986
EMCOR Group, Inc.	28,014	1,982,270
Granite Construction, Inc.	18,808	1,034,440
Great Lakes Dredge & Dock Corp.*	21,898	91,972
HC2 Holdings, Inc.*	10,638	63,083
IES Holdings, Inc.*	2,583	49,464
Layne Christensen Co. (x)*	5,791	62,948
MasTec, Inc.*	31,102	1,189,652
MYR Group, Inc.*	6,878	259,163
NV5 Global, Inc.*	2,520	84,168
Orion Group Holdings, Inc.*	9,826	97,769
Primoris Services Corp.	20,369	464,006
Tutor Perini Corp.*	19,783	553,924

		8,582,988

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	2,309	$49,390
American Superconductor Corp. (x)*	3,680	27,122
Atkore International Group, Inc.*	4,081	97,577
AZZ, Inc.	13,148	840,156
Babcock & Wilcox Enterprises, Inc.*	21,538	357,315
Encore Wire Corp.	9,583	415,423
Energous Corp. (x)*	4,890	82,397
EnerSys	20,208	1,578,244
FuelCell Energy, Inc. (x)*	7,982	13,969
Generac Holdings, Inc.*	31,090	1,266,606
General Cable Corp.	23,020	438,531
LSI Industries, Inc.	7,420	72,271
Plug Power, Inc. (x)*	55,700	66,840
Powell Industries, Inc.	2,829	110,331
Power Solutions International, Inc. (x)*	1,725	12,938
Preformed Line Products Co.	712	41,381
Sunrun, Inc. (x)*	21,103	112,057
Thermon Group Holdings, Inc.*	17,432	332,777
TPI Composites, Inc.*	2,020	32,401
Vicor Corp.*	5,331	80,498

		6,028,224

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	17,596	443,419

Machinery (3.4%)
Actuant Corp., Class A	27,554	715,026
Alamo Group, Inc.	4,386	333,775
Albany International Corp., Class A	13,229	612,503
Altra Industrial Motion Corp.	12,068	445,309
American Railcar Industries, Inc. (x)	3,928	177,899
Astec Industries, Inc.	9,366	631,830
Barnes Group, Inc.	23,370	1,108,205
Blue Bird Corp.*	1,686	26,049
Briggs & Stratton Corp.	22,309	496,598
Chart Industries, Inc.*	14,543	523,839
CIRCOR International, Inc.	7,814	506,972
CLARCOR, Inc.	22,382	1,845,843
Columbus McKinnon Corp.	6,946	187,820
DMC Global, Inc.	4,355	69,027
Douglas Dynamics, Inc.	10,013	336,937
Energy Recovery, Inc. (x)*	11,576	119,812
EnPro Industries, Inc.	10,360	697,850
ESCO Technologies, Inc.	12,922	732,031
ExOne Co. (The) (x)*	3,743	34,960
Federal Signal Corp.	28,510	445,041
Franklin Electric Co., Inc.	22,310	867,859
FreightCar America, Inc.	4,389	65,528
Gencor Industries, Inc.*	2,377	37,319
Global Brass & Copper Holdings, Inc.	10,145	347,974
Gorman-Rupp Co. (The)	8,334	257,937
Graham Corp.	3,551	78,655
Greenbrier Cos., Inc. (The) (x)	13,977	580,744
Hardinge, Inc.	3,533	39,146
Harsco Corp.	37,845	$514,692
Hillenbrand, Inc.	27,980	1,073,033
Hurco Cos., Inc.	2,302	76,196
Hyster-Yale Materials Handling, Inc.	4,537	289,324
John Bean Technologies Corp.	13,831	1,188,774
Joy Global, Inc.	46,431	1,300,068
Kadant, Inc.	5,065	309,978
Kennametal, Inc.	37,178	1,162,184
Lindsay Corp.	5,118	381,854
Lydall, Inc.*	7,810	483,049
Manitowoc Co., Inc. (The)*	59,703	357,024
Meritor, Inc.*	37,431	464,893
Milacron Holdings Corp.*	7,489	139,520
Miller Industries, Inc.	3,914	103,525
Mueller Industries, Inc.	27,088	1,082,436
Mueller Water Products, Inc., Class A	72,699	967,624
Navistar International Corp.*	23,358	732,740
NN, Inc.	9,450	180,023
Omega Flex, Inc.	1,044	58,213
Proto Labs, Inc. (x)*	11,378	584,260
RBC Bearings, Inc.*	10,967	1,017,847
Rexnord Corp.*	42,115	825,033
SPX Corp.*	19,178	454,902
SPX FLOW, Inc.*	16,254	521,103
Standex International Corp.	6,602	579,986
Sun Hydraulics Corp.	11,162	446,145
Supreme Industries, Inc., Class A	4,270	67,039
Tennant Co.	8,205	584,196
Titan International, Inc. (x)	14,671	164,462
TriMas Corp.*	22,569	530,372
Wabash National Corp.	30,996	490,357
Watts Water Technologies, Inc., Class A	13,043	850,404
Woodward, Inc.	24,662	1,702,911

		32,006,655

Marine (0.1%)
Costamare, Inc.	11,829	66,242
Matson, Inc.	20,441	723,407
Scorpio Bulkers, Inc.*	18,754	94,708

		884,357

Professional Services (1.2%)
Acacia Research Corp.	18,363	119,360
Advisory Board Co. (The)*	20,841	692,963
Barrett Business Services, Inc.	2,339	149,930
CBIZ, Inc.*	24,190	331,403
CEB, Inc.	15,387	932,452
Cogint, Inc. (x)*	4,826	16,650
CRA International, Inc.	2,841	103,981
Exponent, Inc.	11,905	717,872
Franklin Covey Co.*	3,356	67,623
FTI Consulting, Inc.*	21,010	947,131
GP Strategies Corp.*	4,203	120,206
Heidrick & Struggles International, Inc.	6,147	148,450
Hill International, Inc.*	13,578	59,064
Huron Consulting Group, Inc.*	10,693	541,600
ICF International, Inc.*	8,476	467,875
Insperity, Inc.	7,255	514,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Kelly Services, Inc., Class A	13,573	$311,093
Kforce, Inc.	8,431	194,756
Korn/Ferry International	26,146	769,477
Mistras Group, Inc.*	6,531	167,716
Navigant Consulting, Inc.*	22,546	590,254
On Assignment, Inc.*	23,950	1,057,632
Resources Connection, Inc.	17,817	342,977
RPX Corp.*	23,258	251,186
TriNet Group, Inc.*	20,180	517,012
TrueBlue, Inc.*	20,936	516,072
WageWorks, Inc.*	17,069	1,237,503

		11,886,980

Road & Rail (0.5%)
ArcBest Corp.	11,053	305,615
Celadon Group, Inc. (x)	10,007	71,550
Covenant Transportation Group, Inc., Class A*	4,304	83,239
Heartland Express, Inc. (x)	24,311	494,972
Knight Transportation, Inc.	31,161	1,029,872
Marten Transport Ltd.	10,298	239,943
P.A.M. Transportation Services, Inc.*	1,132	29,409
Roadrunner Transportation Systems, Inc.*	9,252	96,128
Saia, Inc.*	12,602	556,378
Swift Transportation Co. (x)*	35,350	861,127
Universal Logistics Holdings, Inc.	2,597	42,461
USA Truck, Inc.*	2,921	25,442
Werner Enterprises, Inc.	22,345	602,198
YRC Worldwide, Inc.*	11,524	153,039

		4,591,373

Trading Companies & Distributors (1.0%)
Aircastle Ltd.	23,702	494,187
Applied Industrial Technologies, Inc.	17,681	1,050,251
Beacon Roofing Supply, Inc.*	27,143	1,250,478
BMC Stock Holdings, Inc.*	26,054	508,053
CAI International, Inc.*	5,544	48,066
DXP Enterprises, Inc.*	4,768	165,640
GATX Corp. (x)	19,033	1,172,052
GMS, Inc.*	4,264	124,850
H&E Equipment Services, Inc.	14,785	343,751
Kaman Corp.	13,578	664,372
Lawson Products, Inc.*	1,843	43,863
MRC Global, Inc.*	46,685	945,838
Neff Corp., Class A*	4,303	60,672
NOW, Inc.*	50,291	1,029,457
Real Industry, Inc.*	8,847	53,967
Rush Enterprises, Inc., Class A*	13,833	441,273
Rush Enterprises, Inc., Class B*	1,763	54,424
SiteOne Landscape Supply, Inc.*	3,932	136,558
Textainer Group Holdings Ltd. (x)	6,817	50,787
Titan Machinery, Inc.*	6,212	90,509
Triton International Ltd.	17,580	277,764
Univar, Inc.*	20,269	575,032
Veritiv Corp.*	2,840	152,650
Willis Lease Finance Corp.*	1,410	36,068

		9,770,562

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	27,888	$416,926

Total Industrials		128,069,684

Information Technology (15.5%)
Communications Equipment (1.6%)
ADTRAN, Inc.	25,878	578,373
Aerohive Networks, Inc. (x)*	8,036	45,805
Applied Optoelectronics, Inc.*	5,928	138,952
Bel Fuse, Inc., Class B	3,185	98,417
Black Box Corp.	5,983	91,241
CalAmp Corp.*	17,418	252,561
Calix, Inc.*	13,618	104,859
Ciena Corp.*	64,048	1,563,421
Clearfield, Inc.*	3,849	79,674
Comtech Telecommunications Corp.	8,254	97,810
Digi International, Inc.*	9,000	123,750
EMCORE Corp.	6,402	55,697
Extreme Networks, Inc.*	33,961	170,824
Finisar Corp.*	49,902	1,510,533
Harmonic, Inc.*	25,903	129,515
Infinera Corp.*	65,504	556,129
InterDigital, Inc.	16,416	1,499,602
Ixia*	31,804	512,044
KVH Industries, Inc.*	6,477	76,429
Lumentum Holdings, Inc.*	23,747	917,822
NETGEAR, Inc.*	15,582	846,882
NetScout Systems, Inc.*	43,430	1,368,045
Oclaro, Inc.*	50,343	450,570
Plantronics, Inc.	16,240	889,302
ShoreTel, Inc.*	27,444	196,225
Silicom Ltd.	1,827	75,071
Sonus Networks, Inc.*	19,525	123,008
Ubiquiti Networks, Inc.*	12,620	729,436
ViaSat, Inc.*	22,174	1,468,362
Viavi Solutions, Inc.*	110,416	903,203

		15,653,562

Electronic Equipment, Instruments & Components (2.6%)
Agilysys, Inc.*	5,283	54,732
Anixter International, Inc.*	14,210	1,151,721
AVX Corp.	21,587	337,405
Badger Meter, Inc.	14,136	522,325
Belden, Inc.	20,268	1,515,438
Benchmark Electronics, Inc.*	24,187	737,704
Coherent, Inc.*	11,443	1,572,097
Control4 Corp.*	7,491	76,408
CTS Corp.	14,715	329,616
Daktronics, Inc.	12,553	134,317
Electro Scientific Industries, Inc.*	8,435	49,935
ePlus, Inc.*	2,944	339,149
Fabrinet*	16,282	656,165
FARO Technologies, Inc.*	8,136	292,896
II-VI, Inc.*	28,253	837,701
Insight Enterprises, Inc.*	17,750	717,810
InvenSense, Inc. (x)*	40,311	515,578
Itron, Inc.*	16,551	1,040,230
Kimball Electronics, Inc.*	10,504	191,173
Knowles Corp. (x)*	42,056	702,756
Littelfuse, Inc.	10,472	1,589,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Maxwell Technologies, Inc.*	10,121	$51,820
Mesa Laboratories, Inc.	1,407	172,709
Methode Electronics, Inc.	17,207	711,509
MTS Systems Corp.	8,169	463,182
Novanta, Inc.*	15,499	325,479
OSI Systems, Inc.*	8,811	670,693
Park Electrochemical Corp.	7,193	134,149
PC Connection, Inc.	4,919	138,175
Plexus Corp.*	16,550	894,362
RadiSys Corp.*	11,796	52,256
Rogers Corp.*	9,126	700,968
Sanmina Corp.*	34,117	1,250,388
ScanSource, Inc.*	13,165	531,208
SYNNEX Corp.	13,767	1,666,082
Systemax, Inc.	5,554	48,709
Tech Data Corp.*	16,931	1,433,717
TTM Technologies, Inc.*	33,858	461,485
Universal Display Corp.*	19,884	1,119,469
Vishay Intertechnology, Inc. (x)	64,886	1,051,153
Vishay Precision Group, Inc.*	4,380	82,782

		25,324,786

Internet Software & Services (2.0%)
2U, Inc.*	17,338	522,741
Alarm.com Holdings, Inc. (x)*	5,158	143,547
Amber Road, Inc.*	6,001	54,489
Angie’s List, Inc. (x)*	14,756	121,442
Appfolio, Inc., Class A (x)*	3,089	73,673
Autobytel, Inc.*	2,785	37,458
Bankrate, Inc.*	23,788	262,857
Bazaarvoice, Inc.*	27,655	134,127
Benefitfocus, Inc. (x)*	6,057	179,893
Blucora, Inc.*	18,834	277,802
Box, Inc., Class A (x)*	22,968	318,336
Brightcove, Inc.*	10,351	83,326
Carbonite, Inc.*	6,703	109,929
Care.com, Inc.*	3,478	29,806
ChannelAdvisor Corp.*	7,836	112,447
Cimpress NV (x)*	11,858	1,086,311
comScore, Inc.*	23,397	738,877
Cornerstone OnDemand, Inc.*	24,449	1,034,437
Coupa Software, Inc. (x)*	2,252	56,323
DHI Group, Inc.*	16,822	105,138
EarthLink Holdings Corp.	50,940	287,302
Endurance International Group Holdings, Inc. (x)*	28,688	266,798
Envestnet, Inc.*	19,428	684,837
Five9, Inc.*	16,594	235,469
Global Sources Ltd.*	2,507	22,187
Gogo, Inc. (x)*	29,668	273,539
GrubHub, Inc.*	37,878	1,424,969
GTT Communications, Inc.*	12,234	351,728
Hortonworks, Inc. (x)*	19,403	161,239
Instructure, Inc.*	5,882	114,993
Intralinks Holdings, Inc.*	17,078	230,895
j2 Global, Inc.	21,940	1,794,691
Limelight Networks, Inc.*	20,536	51,751
Liquidity Services, Inc.*	8,605	83,899
LivePerson, Inc.*	17,389	131,287
LogMeIn, Inc.	11,856	1,144,697
Marchex, Inc., Class B*	11,213	29,714
MeetMe, Inc.*	13,842	68,241
MINDBODY, Inc., Class A (x)*	9,108	$194,000
New Relic, Inc.*	10,345	292,246
NIC, Inc.	31,945	763,486
Numerex Corp., Class A*	4,088	30,251
Q2 Holdings, Inc.*	12,079	348,479
QuinStreet, Inc.*	11,317	42,552
Quotient Technology, Inc. (x)*	29,896	321,382
RealNetworks, Inc.*	11,208	54,471
Reis, Inc.	3,234	71,957
RetailMeNot, Inc.*	13,335	124,016
Rightside Group Ltd.*	3,582	29,623
Shutterstock, Inc. (x)*	9,260	440,035
SPS Commerce, Inc.*	8,700	608,043
Stamps.com, Inc. (x)*	7,408	849,327
TechTarget, Inc.*	5,516	47,051
Trade Desk, Inc. (The), Class A (x)*	1,260	34,864
TrueCar, Inc. (x)*	23,461	293,263
Web.com Group, Inc.*	20,226	427,780
WebMD Health Corp.*	17,852	884,924
Xactly Corp. (x)*	7,751	85,261
XO Group, Inc.*	9,648	187,654

		18,971,860

IT Services (1.9%)
Acxiom Corp.*	37,482	1,004,518
ALJ Regional Holdings, Inc.*	6,329	27,784
Blackhawk Network Holdings, Inc.*	26,411	995,034
CACI International, Inc., Class A*	11,366	1,412,794
Cardtronics plc, Class A*	21,110	1,151,973
Cass Information Systems, Inc.	5,910	434,799
Convergys Corp.	42,873	1,052,961
CSG Systems International, Inc.	16,262	787,081
Datalink Corp.*	6,799	76,557
EPAM Systems, Inc.*	23,296	1,498,166
EVERTEC, Inc.	33,693	598,051
ExlService Holdings, Inc.*	16,060	810,066
Forrester Research, Inc.	5,070	217,757
Hackett Group, Inc. (The)	8,110	143,223
Information Services Group, Inc.*	10,428	37,958
Lionbridge Technologies, Inc.*	21,863	126,805
ManTech International Corp., Class A	12,182	514,690
MAXIMUS, Inc.	30,432	1,697,800
MoneyGram International, Inc.*	10,361	122,363
NCI, Inc., Class A	1,963	27,384
NeuStar, Inc., Class A*	12,713	424,614
Perficient, Inc.*	16,713	292,310
PFSweb, Inc.*	4,135	35,148
Planet Payment, Inc.*	14,284	58,279
Science Applications International Corp.	20,399	1,729,834
ServiceSource International, Inc.*	21,470	121,950
Sykes Enterprises, Inc.*	20,292	585,627
Syntel, Inc.	16,267	321,924
TeleTech Holdings, Inc.	7,828	238,754
Travelport Worldwide Ltd.	54,602	769,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Unisys Corp. (x)*	23,949	$358,038
Virtusa Corp.*	14,502	364,290

		18,038,420

Semiconductors & Semiconductor Equipment (3.7%)
Acacia Communications, Inc. (x)*	2,436	150,423
Advanced Energy Industries, Inc.*	19,042	1,042,550
Advanced Micro Devices, Inc.*	352,651	3,999,061
Alpha & Omega Semiconductor Ltd.*	6,100	129,747
Ambarella, Inc. (x)*	15,348	830,787
Amkor Technology, Inc.*	46,694	492,622
Applied Micro Circuits Corp.*	35,880	296,010
Axcelis Technologies, Inc.*	10,003	145,544
Brooks Automation, Inc.	33,350	569,285
Cabot Microelectronics Corp.	11,089	700,492
Cavium, Inc.*	31,107	1,942,320
CEVA, Inc.*	8,607	288,765
Cirrus Logic, Inc.*	30,203	1,707,677
Cohu, Inc.	9,234	128,353
Diodes, Inc.*	19,572	502,413
DSP Group, Inc.*	7,707	100,576
Entegris, Inc.*	69,628	1,246,341
Exar Corp.*	14,140	152,429
FormFactor, Inc.*	31,543	353,282
GigPeak, Inc.*	15,580	39,262
Impinj, Inc. (x)*	1,877	66,333
Inphi Corp.*	18,511	825,961
Integrated Device Technology, Inc.*	64,916	1,529,420
Intersil Corp., Class A	63,263	1,410,765
IXYS Corp.	8,807	104,803
Kopin Corp.*	22,178	62,986
Lattice Semiconductor Corp.*	55,275	406,824
MACOM Technology Solutions Holdings, Inc. (x)*	11,007	509,404
MaxLinear, Inc., Class A*	26,144	569,939
Microsemi Corp.#*	53,369	2,880,324
MKS Instruments, Inc.	25,172	1,495,217
Monolithic Power Systems, Inc.	18,392	1,506,857
Nanometrics, Inc.*	9,177	229,976
NeoPhotonics Corp.*	14,533	157,102
NVE Corp.	1,706	121,860
PDF Solutions, Inc.*	11,885	268,007
Photronics, Inc.*	28,425	321,203
Power Integrations, Inc.	12,866	872,958
Rambus, Inc.*	52,370	721,135
Rudolph Technologies, Inc.*	12,859	300,258
Semtech Corp.*	30,481	961,676
Sigma Designs, Inc.*	12,627	75,762
Silicon Laboratories, Inc.*	19,822	1,288,430
Synaptics, Inc.*	17,112	916,861
Tessera Holding Corp.	23,094	1,020,755
Ultra Clean Holdings, Inc.*	11,416	110,735
Ultratech, Inc.*	11,084	265,794
Veeco Instruments, Inc.*	18,429	537,205
Xcerra Corp.*	19,028	145,374

		34,501,863

Software (3.2%)
8x8, Inc.*	41,758	$597,139
A10 Networks, Inc.*	18,656	155,031
ACI Worldwide, Inc.*	53,838	977,160
American Software, Inc., Class A	8,624	89,086
Aspen Technology, Inc.*	37,029	2,024,747
Barracuda Networks, Inc.*	10,514	225,315
Blackbaud, Inc.	21,907	1,402,048
Blackline, Inc.*	2,438	67,362
Bottomline Technologies de, Inc.*	19,455	486,764
BroadSoft, Inc.*	13,889	572,921
Callidus Software, Inc.*	28,560	479,808
CommVault Systems, Inc.*	19,117	982,614
Digimarc Corp. (x)*	3,208	96,240
Ebix, Inc. (x)	11,668	665,659
Ellie Mae, Inc.*	15,237	1,275,032
EnerNOC, Inc. (x)*	9,589	57,534
Exa Corp.*	4,498	69,089
Fair Isaac Corp.	14,521	1,731,194
Gigamon, Inc.*	14,733	671,088
Globant SA (x)*	12,127	404,435
Glu Mobile, Inc. (x)*	52,086	101,047
Guidance Software, Inc.*	6,702	47,450
HubSpot, Inc.*	13,598	639,106
Imperva, Inc.*	13,323	511,603
Jive Software, Inc.*	19,077	82,985
Mentor Graphics Corp.	50,114	1,848,706
MicroStrategy, Inc., Class A*	4,429	874,285
Mitek Systems, Inc.*	9,920	61,008
MobileIron, Inc.*	13,667	51,251
Model N, Inc.*	7,677	67,941
Monotype Imaging Holdings, Inc.	20,762	412,126
Park City Group, Inc. (x)*	3,650	46,355
Paycom Software, Inc. (x)*	20,742	943,554
Paylocity Holding Corp. (x)*	9,407	282,304
Pegasystems, Inc.	17,751	639,036
Progress Software Corp.	23,697	756,645
Proofpoint, Inc.*	19,570	1,382,621
PROS Holdings, Inc.*	12,287	264,416
QAD, Inc., Class A	3,620	110,048
Qualys, Inc.*	12,939	409,519
Rapid7, Inc.*	12,277	149,411
RealPage, Inc.*	27,028	810,840
RingCentral, Inc., Class A*	27,584	568,230
Rosetta Stone, Inc.*	6,210	55,331
Rubicon Project, Inc. (The)*	16,012	118,809
Sapiens International Corp. NV	10,181	145,996
SecureWorks Corp., Class A*	4,996	52,908
Silver Spring Networks, Inc.*	14,561	193,807
Synchronoss Technologies, Inc.*	20,117	770,481
Take-Two Interactive Software, Inc.*	40,243	1,983,578
Tangoe, Inc.*	12,031	94,804
Telenav, Inc.*	10,289	72,537
TiVo Corp.*	55,262	1,154,976
Varonis Systems, Inc.*	4,740	127,032
VASCO Data Security International, Inc.*	14,064	191,974
Verint Systems, Inc.*	30,097	1,060,919
VirnetX Holding Corp. (x)*	16,381	36,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Workiva, Inc.*	9,628	$131,422
Zendesk, Inc.*	38,343	812,872
Zix Corp.*	18,381	90,802

		31,185,039

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	50,587	672,301
Avid Technology, Inc.*	11,613	51,097
CPI Card Group, Inc.	5,968	24,767
Cray, Inc.*	19,406	401,704
Diebold Nixdorf, Inc.	32,416	815,262
Eastman Kodak Co.*	8,384	129,952
Electronics for Imaging, Inc.*	22,280	977,201
Immersion Corp.*	9,249	98,317
Nimble Storage, Inc.*	28,429	225,158
Pure Storage, Inc., Class A (x)*	31,209	352,974
Stratasys Ltd.*	23,589	390,162
Super Micro Computer, Inc.*	18,056	506,471
USA Technologies, Inc. (x)*	11,983	51,527

		4,696,893

Total Information Technology		148,372,423

Materials (4.5%)
Chemicals (2.4%)
A. Schulman, Inc.	13,596	454,786
AgroFresh Solutions, Inc. (x)*	6,864	18,190
American Vanguard Corp.	9,769	187,076
Balchem Corp.	15,498	1,300,592
Calgon Carbon Corp.	24,528	416,976
Chase Corp.	3,344	279,391
Chemours Co. (The)	85,789	1,895,079
Chemtura Corp.*	31,468	1,044,738
Codexis, Inc.*	10,902	50,149
Ferro Corp.*	41,798	598,965
Flotek Industries, Inc. (x)*	17,574	165,020
FutureFuel Corp.	8,462	117,622
GCP Applied Technologies, Inc.*	33,362	892,434
H.B. Fuller Co.	23,524	1,136,444
Hawkins, Inc.	3,292	177,603
Ingevity Corp.*	20,119	1,103,728
Innophos Holdings, Inc.	9,176	479,538
Innospec, Inc.	11,128	762,268
KMG Chemicals, Inc.	3,013	117,176
Koppers Holdings, Inc.*	9,671	389,741
Kraton Corp.*	15,462	440,358
Kronos Worldwide, Inc. (x)	10,684	127,567
LSB Industries, Inc. (x)*	7,189	60,531
Minerals Technologies, Inc.	16,877	1,303,748
Olin Corp.	78,941	2,021,679
OMNOVA Solutions, Inc.*	13,488	134,880
PolyOne Corp.	39,597	1,268,688
Quaker Chemical Corp.	6,072	776,852
Rayonier Advanced Materials, Inc.	19,820	306,417
Sensient Technologies Corp.	21,175	1,663,932
Stepan Co.	9,194	749,127
TerraVia Holdings, Inc. (x)*	28,916	33,253
Trecora Resources*	7,352	101,825
Tredegar Corp.	11,700	280,800
Trinseo SA	13,046	773,628
Tronox Ltd., Class A	29,583	$305,001
Valhi, Inc.	6,350	21,971

		21,957,773

Construction Materials (0.2%)
Forterra, Inc.*	4,509	97,665
Headwaters, Inc.*	36,922	868,405
Summit Materials, Inc., Class A*	36,109	859,037
U.S. Concrete, Inc. (x)*	6,917	453,064
United States Lime & Minerals, Inc.	696	52,722

		2,330,893

Containers & Packaging (0.1%)
AEP Industries, Inc.	1,369	158,941
Greif, Inc., Class A	12,935	663,694
Greif, Inc., Class B	2,250	151,988
Multi Packaging Solutions International Ltd.*	8,765	124,989
Myers Industries, Inc.	6,838	97,783
UFP Technologies, Inc.*	2,013	51,231

		1,248,626

Metals & Mining (1.2%)
AK Steel Holding Corp.*	144,454	1,474,874
Allegheny Technologies, Inc. (x)	51,089	813,848
Ampco-Pittsburgh Corp.	2,641	44,237
Carpenter Technology Corp.	23,006	832,127
Century Aluminum Co.*	16,806	143,859
Cliffs Natural Resources, Inc.*	102,003	857,845
Coeur Mining, Inc.*	79,728	724,728
Commercial Metals Co.	56,468	1,229,873
Ferroglobe plc	34,009	368,317
Gold Resource Corp. (x)	16,410	71,384
Handy & Harman Ltd.*	979	25,013
Haynes International, Inc.	4,222	181,504
Hecla Mining Co.	177,048	927,732
Kaiser Aluminum Corp.	8,046	625,094
Materion Corp.	10,236	405,346
Olympic Steel, Inc.	3,182	77,100
Ryerson Holding Corp.*	4,397	58,700
Schnitzer Steel Industries, Inc., Class A	12,184	313,129
Stillwater Mining Co.*	57,362	924,102
SunCoke Energy, Inc.*	29,991	340,098
TimkenSteel Corp.*	18,367	284,321
Worthington Industries, Inc.	22,078	1,047,380

		11,770,611

Paper & Forest Products (0.6%)
Boise Cascade Co.*	20,489	461,003
Clearwater Paper Corp.*	8,005	524,728
Deltic Timber Corp.	5,046	388,895
KapStone Paper and Packaging Corp.	42,550	938,228
Louisiana-Pacific Corp.*	66,820	1,264,902
Neenah Paper, Inc.	8,050	685,860
P.H. Glatfelter Co.	20,417	487,762
Schweitzer-Mauduit International, Inc.	15,660	713,000

		5,464,378

Total Materials		42,772,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Real Estate (7.2%)
Equity Real Estate Investment Trusts (REITs) (6.7%)
Acadia Realty Trust (REIT)	36,070	$1,178,768
Agree Realty Corp. (REIT)	10,681	491,860
Alexander’s, Inc. (REIT)	1,067	455,470
American Assets Trust, Inc. (REIT)	19,660	846,953
Armada Hoffler Properties, Inc. (REIT)	10,816	157,589
Ashford Hospitality Prime, Inc. (REIT)	10,664	145,564
Ashford Hospitality Trust, Inc. (REIT)	34,602	268,512
Bluerock Residential Growth REIT, Inc. (REIT)	6,498	89,153
CareTrust REIT, Inc. (REIT)	28,141	431,120
CatchMark Timber Trust, Inc. (REIT), Class A	12,803	144,162
CBL & Associates Properties, Inc. (REIT)	79,314	912,111
Cedar Realty Trust, Inc. (REIT)	35,209	229,915
Chatham Lodging Trust (REIT)	18,441	378,963
Chesapeake Lodging Trust (REIT)	30,061	777,377
City Office REIT, Inc. (REIT)	7,918	104,280
Colony Starwood Homes (REIT)	30,661	883,343
Community Healthcare Trust, Inc. (REIT)	4,281	98,591
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	4,314	150,472
CoreSite Realty Corp. (REIT)	15,917	1,263,332
Cousins Properties, Inc. (REIT)	159,806	1,359,949
DiamondRock Hospitality Co. (REIT)	99,998	1,152,977
DuPont Fabros Technology, Inc. (REIT)	35,310	1,551,168
Easterly Government Properties, Inc. (REIT)	14,082	281,922
EastGroup Properties, Inc. (REIT)	15,053	1,111,514
Education Realty Trust, Inc. (REIT)	34,071	1,441,203
Farmland Partners, Inc. (REIT) (x)	3,928	43,836
FelCor Lodging Trust, Inc. (REIT)	64,295	515,003
First Industrial Realty Trust, Inc. (REIT)	55,206	1,548,528
First Potomac Realty Trust (REIT)	33,206	364,270
Four Corners Property Trust, Inc. (REIT)	18,025	369,873
Franklin Street Properties Corp. (REIT)	44,548	577,342
GEO Group, Inc. (The) (REIT)	36,637	1,316,367
Getty Realty Corp. (REIT)	11,448	291,810
Gladstone Commercial Corp. (REIT)	6,871	138,107
Global Medical REIT, Inc. (REIT) (x)	5,099	45,483
Global Net Lease, Inc. (REIT) (x)	79,842	625,163
Government Properties Income Trust (REIT)	29,212	$556,927
Gramercy Property Trust (REIT)	203,453	1,867,699
Healthcare Realty Trust, Inc. (REIT)	52,838	1,602,048
Hersha Hospitality Trust (REIT)	19,148	411,682
Hudson Pacific Properties, Inc. (REIT)	46,638	1,622,070
Independence Realty Trust, Inc. (REIT) (x)	18,631	166,189
InfraREIT, Inc. (REIT)*	18,566	332,517
Investors Real Estate Trust (REIT)	63,156	450,302
iStar, Inc. (REIT)*	35,000	432,950
Kite Realty Group Trust (REIT)	40,062	940,656
LaSalle Hotel Properties (REIT)	50,903	1,551,014
Lexington Realty Trust (REIT)	106,727	1,152,652
LTC Properties, Inc. (REIT)	18,706	878,808
Mack-Cali Realty Corp. (REIT)	42,989	1,247,541
MedEquities Realty Trust, Inc. (REIT)	6,933	76,956
Medical Properties Trust, Inc. (REIT)	137,896	1,696,121
Monmouth Real Estate Investment Corp. (REIT)	31,078	473,629
Monogram Residential Trust, Inc. (REIT) (x)	81,242	879,038
National Health Investors, Inc. (REIT) (x)	17,678	1,311,177
National Storage Affiliates Trust (REIT)	15,172	334,846
New Senior Investment Group, Inc. (REIT)	35,803	350,511
New York REIT, Inc. (REIT)	80,272	812,353
NexPoint Residential Trust, Inc. (REIT)	6,465	144,428
NorthStar Realty Europe Corp. (REIT)	27,511	345,813
One Liberty Properties, Inc. (REIT)	4,962	124,645
Parkway, Inc. (REIT)*	21,049	468,340
Pebblebrook Hotel Trust (REIT)	33,966	1,010,489
Pennsylvania REIT (REIT)	33,134	628,221
Physicians Realty Trust (REIT)	63,718	1,208,093
Potlatch Corp. (REIT)	19,534	813,591
Preferred Apartment Communities, Inc. (REIT), Class A	7,026	104,758
PS Business Parks, Inc. (REIT)	9,353	1,089,812
QTS Realty Trust, Inc. (REIT), Class A	22,151	1,099,797
RAIT Financial Trust (REIT)	41,172	138,338
Ramco-Gershenson Properties Trust (REIT)	37,305	618,517
Retail Opportunity Investments Corp. (REIT)	50,870	1,074,883
Rexford Industrial Realty, Inc. (REIT)	30,810	714,484
RLJ Lodging Trust (REIT)	57,218	1,401,269
Ryman Hospitality Properties, Inc. (REIT)	21,356	1,345,642
Sabra Health Care REIT, Inc. (REIT)	30,734	750,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Saul Centers, Inc. (REIT)	4,604	$306,672
Select Income REIT (REIT)	30,602	771,170
Seritage Growth Properties (REIT), Class A (x)	11,738	501,330
Silver Bay Realty Trust Corp. (REIT)	18,612	319,010
STAG Industrial, Inc. (REIT)	31,411	749,781
Summit Hotel Properties, Inc. (REIT)	42,421	680,009
Sunstone Hotel Investors, Inc. (REIT)	104,054	1,586,824
Terreno Realty Corp. (REIT)	21,007	598,489
Tier REIT, Inc. (REIT)	22,175	385,623
UMH Properties, Inc. (REIT)	8,205	123,485
Universal Health Realty Income Trust (REIT)	4,216	276,527
Urban Edge Properties (REIT)	43,383	1,193,466
Urstadt Biddle Properties, Inc. (REIT), Class A	11,545	278,350
Washington Prime Group, Inc. (REIT)	87,298	908,772
Washington Real Estate Investment Trust (REIT)	34,801	1,137,645
Whitestone REIT (REIT)	9,669	139,040
Xenia Hotels & Resorts, Inc. (REIT)	51,427	998,712

		64,926,285

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	21,905	982,876
Altisource Portfolio Solutions SA (x)*	3,531	93,889
AV Homes, Inc.*	4,592	72,554
Consolidated-Tomoka Land Co.	1,547	82,641
Forestar Group, Inc.*	11,624	154,599
FRP Holdings, Inc.*	2,481	93,534
HFF, Inc., Class A	18,492	559,383
Kennedy-Wilson Holdings, Inc.	40,591	832,115
Marcus & Millichap, Inc.*	6,016	160,748
RE/MAX Holdings, Inc., Class A	8,456	473,536
RMR Group, Inc. (The), Class A	2,727	107,717
St Joe Co. (The)*	24,399	463,581
Stratus Properties, Inc.*	2,002	65,566
Tejon Ranch Co.*	5,581	141,925
Trinity Place Holdings, Inc. (x)*	6,698	62,090

		4,346,754

Total Real Estate		69,273,039

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	5,495	440,314
Cincinnati Bell, Inc.*	20,015	447,335
Cogent Communications Holdings, Inc.	19,683	813,893
Consolidated Communications Holdings, Inc. (x)	25,196	676,514
FairPoint Communications, Inc.*	9,808	183,410
General Communication, Inc., Class A*	14,668	285,293
Globalstar, Inc. (x)*	177,612	280,627
Hawaiian Telcom Holdco, Inc.*	5,364	$132,920
IDT Corp., Class B	5,712	105,900
Inteliquent, Inc.	15,816	362,503
Intelsat SA*	10,223	27,295
Iridium Communications, Inc. (x)*	44,074	423,110
Lumos Networks Corp.*	6,634	103,623
ORBCOMM, Inc.*	29,796	246,413
pdvWireless, Inc. (x)*	3,375	76,106
Straight Path Communications, Inc., Class B (x)*	2,973	100,814
Vonage Holdings Corp.*	89,739	614,712
Windstream Holdings, Inc. (x)	46,873	343,579

		5,664,361

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	13,047	159,043
NII Holdings, Inc.*	17,594	37,827
Shenandoah Telecommunications Co.	21,981	600,081
Spok Holdings, Inc.	7,492	155,459

		952,410

Total Telecommunication Services		6,616,771

Utilities (3.3%)
Electric Utilities (1.1%)
ALLETE, Inc.	23,108	1,483,303
El Paso Electric Co.	19,209	893,219
Empire District Electric Co. (The)	21,801	743,196
Genie Energy Ltd., Class B*	4,318	24,829
IDACORP, Inc.	23,781	1,915,559
MGE Energy, Inc.	16,291	1,063,802
Otter Tail Corp.	18,592	758,554
PNM Resources, Inc.	37,970	1,302,371
Portland General Electric Co.	42,912	1,859,376
Spark Energy, Inc., Class A (x)	1,967	59,600

		10,103,809

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	6,680	447,226
Delta Natural Gas Co., Inc.	1,984	58,191
New Jersey Resources Corp.	40,057	1,422,024
Northwest Natural Gas Co.	12,539	749,832
ONE Gas, Inc.	24,707	1,580,260
South Jersey Industries, Inc.	37,658	1,268,698
Southwest Gas Corp.	22,153	1,697,363
Spire, Inc.	21,260	1,372,333
WGL Holdings, Inc.	23,501	1,792,656

		10,388,583

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	43,636	109,090
Atlantica Yield plc (x)	26,833	519,219
Dynegy, Inc.*	55,223	467,187
NRG Yield, Inc., Class A	13,924	213,873
NRG Yield, Inc., Class C	30,149	476,353
Ormat Technologies, Inc.	18,246	978,350
Pattern Energy Group, Inc.	28,644	543,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
TerraForm Global, Inc., Class A*	36,150	$142,793
TerraForm Power, Inc., Class A (x)*	41,047	525,812
Vivint Solar, Inc. (x)*	15,023	38,309

		4,014,935

Multi-Utilities (0.4%)
Avista Corp.	30,204	1,207,858
Black Hills Corp.	24,463	1,500,560
NorthWestern Corp.	22,964	1,305,963
Unitil Corp.	6,556	297,249

		4,311,630

Water Utilities (0.3%)
American States Water Co.	17,211	784,133
Artesian Resources Corp., Class A	2,644	84,449
California Water Service Group	23,087	782,649
Connecticut Water Service, Inc.	5,143	287,237
Consolidated Water Co. Ltd.	4,989	54,131
Global Water Resources, Inc. (x)	2,444	22,240
Middlesex Water Co.	7,336	315,008
SJW Group	7,417	415,204
York Water Co. (The)	5,157	196,997

		2,942,048

Total Utilities		31,761,005

Total Common Stocks (91.2%) (Cost $662,862,743)		875,654,322

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc. (Contingent Value Shares) (x)*†	15,200	912
Dyax Corp. (Contingent Value Shares)*†	69,052	57,486

		58,398

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares)*†	3,800	—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	5,500	2,475

		2,475

Total Health Care		60,873

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	21,501	—

Total Information Technology		—

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	23,247	$52,306

Total Telecommunication Services		52,306

Total Rights (0.0%) (Cost $—)		113,179

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	1,479,942	1,480,386

	Principal Amount	Value (Note 1)
Repurchase Agreements (6.5%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $800,061, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $816,000. (xx)	$800,000	800,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,000,158, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,040,000. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $1,800,190, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $1,836,007. (xx)	1,800,000	1,800,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $13,001,517, collateralized by various Common Stocks; total market value $14,450,215. (xx)	13,000,000	13,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,191,454, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,235,159. (xx)	$2,191,332	$2,191,332
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $3,000,153, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $3,060,037. (xx)	3,000,000	3,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $3,500,408, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,571,809. (xx)	3,500,000	3,500,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,600,220, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,653,344. (xx)	2,600,000	2,600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,000,190, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,061,550. (xx)	3,000,000	3,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $2,000,133, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $2,040,136. (xx)	2,000,000	2,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $4,000,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $4,080,227. (xx)	4,000,000	4,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $6,000,333, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $6,120,002. (xx)	6,000,000	6,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $4,950,248, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,049,000. (xx)	4,950,000	4,950,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,000,100, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $2,040,015. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $5,100,001. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		62,841,332

Total Short-Term Investments (6.7%) (Cost $64,321,394)		64,321,718

Total Investments (97.9%) (Cost $727,184,137)		940,089,219
Other Assets Less Liabilities (2.1%)		19,788,838

Net Assets (100%)		$959,878,057

*	Non-income producing.
†	Securities (totaling $113,179 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $377,790.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $60,446,015. This was secured by cash collateral of $62,841,332 which was subsequently invested in joint repurchase agreements with a total value of $62,841,332, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $32,602 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/12/17 - 2/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc., Class A	$38,523	$—	$—	$41,758	$—	$—
PennyMac Mortgage Investment Trust (REIT)	210,435	147,950	—	376,575	38,917	—

	$248,958	$147,950	$—	$418,333	$38,917	$—

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1,250	March-17	$85,117,388	$84,806,250	$(311,138)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$109,853,196	$279,661	$—		$110,132,857
Consumer Staples	26,083,103	36,978	—		26,120,081
Energy	32,608,994	—	—		32,608,994
Financials	173,737,228	—	—		173,737,228
Health Care	106,189,959	—	—		106,189,959
Industrials	128,069,684	—	—		128,069,684
Information Technology	148,372,423	—	—		148,372,423
Materials	42,772,281	—	—		42,772,281
Real Estate	69,273,039	—	—		69,273,039
Telecommunication Services	6,616,771	—	—		6,616,771
Utilities	31,761,005	—	—		31,761,005
Rights
Health Care	—	—	60,873		60,873
Information Technology	—	—	—	(c)	— (c)
Telecommunication Services	—	—	52,306		52,306
Short-Term Investments
Investment Companies	1,480,386	—	—		1,480,386
Repurchase Agreements	—	62,841,332	—		62,841,332

Total Assets	$876,818,069	$63,157,971	$113,179		$940,089,219

Liabilities:
Futures	$(311,138)	$—	$—		$(311,138)

Total Liabilities	$(311,138)	$—	$—		$(311,138)

Total	$876,506,931	$63,157,971	$113,179		$939,778,081

(a)	A security with a market value of $99,154 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	A security with a market value of $36,978 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(311,138	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$15,425,927

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,028,016

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $80,819,000 during the ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$108,399,046
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$184,931,336

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,973,462
Aggregate gross unrealized depreciation	(68,267,040)

Net unrealized appreciation	$211,706,422

Federal income tax cost of investments	$728,382,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $477,231)	$418,333
Unaffiliated Issuers (Cost $663,865,574)	876,829,554
Repurchase Agreements (Cost $62,841,332)	62,841,332
Cash	78,426,543
Cash held as collateral at broker	4,036,400
Dividends, interest and other receivables	1,094,884
Securities lending income receivable	128,010
Other assets	2,765

Total assets	1,023,777,821

LIABILITIES
Payable for return of collateral on securities loaned	62,841,332
Investment management fees payable	366,549
Due to broker for futures variation margin	356,255
Payable to Separate Accounts for Trust shares redeemed	165,325
Administrative fees payable	101,939
Trustees’ fees payable	840
Accrued expenses	67,524

Total liabilities	63,899,764

NET ASSETS	$959,878,057

Net assets were comprised of:
Paid in capital	$734,594,261
Accumulated undistributed net investment income (loss)	852,075
Accumulated undistributed net realized gain (loss) on investments and futures	11,837,777
Net unrealized appreciation (depreciation) on investments and futures	212,593,944

Net assets	$959,878,057

Class K
Net asset value, offering and redemption price per share, $959,878,057 / 78,547,335 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.22

(x)	Includes value of securities on loan of $60,446,015.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($38,917 of dividend income received from affiliates) (net of $5,213 foreign withholding tax)	$12,020,866
Interest	167,708
Securities lending (net)	1,177,350

Total income	13,365,924

EXPENSES
Investment management fees	3,893,186
Administrative fees	1,147,527
Custodian fees	123,000
Professional fees	64,654
Printing and mailing expenses	56,263
Trustees’ fees	19,928
Miscellaneous	32,003

Gross expenses	5,336,561
Less: Waiver from investment manager	(87,854)

Net expenses	5,248,707

NET INVESTMENT INCOME (LOSS)	8,117,217

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	30,008,182
Net distributions of realized gain received from underlying funds	19
Futures	15,425,927

Net realized gain (loss)	45,434,128

Change in unrealized appreciation (depreciation) on:
Investments ($21,425 of change in unrealized appreciation (depreciation) from affiliates)	112,060,646
Futures	1,028,016

Net change in unrealized appreciation (depreciation)	113,088,662

NET REALIZED AND UNREALIZED GAIN (LOSS)	158,522,790

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,640,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,117,217	$4,570,318
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	45,434,128	85,102,918
Net change in unrealized appreciation (depreciation) on investments and futures	113,088,662	(133,410,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,640,007	(43,737,670)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(8,356,150)	(4,649,983)
Distributions from net realized capital gains
Class K	(34,276,019)	(91,303,966)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,632,169)	(95,953,949)

CAPITAL SHARES TRANSACTIONS:
Class IA (b)
Capital shares repurchased [ 0 and (139) shares, respectively ]	—	(1,814)

Total Class IA transactions	—	(1,814)

Class K
Capital shares sold [ 89,836 and 134,340 shares, respectively ]	978,694	1,664,031
Capital shares issued in reinvestment of dividends and distributions [ 3,478,796 and 8,970,397 shares, respectively ]	42,632,169	95,953,949
Capital shares repurchased [ (8,923,077) and (12,480,029) shares, respectively ]	(96,171,133)	(153,283,517)

Total Class K transactions	(52,560,270)	(55,665,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,560,270)	(55,667,351)

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,447,568	(195,358,970)
NET ASSETS:
Beginning of year	888,430,489	1,083,789,459

End of year (a)	$959,878,057	$888,430,489

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$852,075	$533,416

(b) After the close of business on April 13, 2015, operations for Class IA ceased and shares were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
Class IA		2014	2013	2012
Net asset value, beginning of year	$12.40	$13.10	$11.47	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)	(0.06)†	0.01
Net realized and unrealized gain (loss) on investments and futures	0.66	0.52	4.31	1.53

Total from investment operations	0.66	0.50	4.25	1.54

Less distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions from net realized gains	—	(1.20)	(2.62)	(0.01)

Total dividends and distributions	—	(1.20)	(2.62)	(0.02)

Net asset value, end of year	$13.06	$12.40	$13.10	$11.47

Total return	5.32%	4.01%	37.87%	15.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2	$2	$133
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.91%	0.89%	0.90%
Before reimbursements (f)	0.87%	0.91%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.11)%	(0.15)%	(0.49)%	0.08%
Before reimbursements (f)	(0.11)%	(0.15)%	(0.49)%	0.08%
Portfolio turnover rate^	29%	15%	13%	17%

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.59	$12.42	$13.10	$11.47	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments and futures	2.09	(0.66)	0.53	4.26	1.53

Total from investment operations	2.19	(0.60)	0.55	4.28	1.57

Less distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.03)	(0.03)	(0.04)
Distributions from net realized gains	(0.45)	(1.17)	(1.20)	(2.62)	(0.01)

Total dividends and distributions	(0.56)	(1.23)	(1.23)	(2.65)	(0.05)

Net asset value, end of year	$12.22	$10.59	$12.42	$13.10	$11.47

Total return	20.71%	(4.74)%	4.40%	38.16%	15.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$959,878	$888,430	$1,083,788	$1,268,161	$1,100,528
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61%	0.61%	0.63%	0.64%	0.65%
Before reimbursements (f)	0.62%	0.61%	0.63%	0.64%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.94%	0.45%	0.14%	0.12%	0.33%
Before reimbursements (f)	0.93%	0.44%	0.14%	0.12%	0.33%
Portfolio turnover rate^	14%	29%	15%	13%	17%
#	Per share amount is less than $0.005.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	17.99%	13.71%	5.77%
Portfolio – Class IB Shares	18.00	13.72	5.63
Portfolio – Class K Shares*	18.24	13.99	14.72
Russell 1000® Value Index	17.34	14.80	5.72
* Date of inception 8/26/11. Returns for periods greater than one year are annualized .

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.00% for the year ended December 31, 2016. The Portfolio’s benchmark, Russell 1000® Value Index, returned 17.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The largest contributor to relative performance over the year was an overweight allocation and stock selection in financials. Notably, overweight positions in Discover Financial Services, Bank of America Corp. and JP Morgan Chase & Co. proved beneficial amid rising interest rates and the prospects for less regulation in a Trump administration. SLM Corp. also benefited from the potential for privatization in the student-loan industry.

•

Stock selection in the energy sector also added to relative performance, as overweight positions in Devon Energy Corp., Apache Corp., and Marathon Oil Corp. benefited from a rebound in crude oil prices following OPEC’s agreement to curb production.

•

Lastly, stock selection in health care, notably an overweight position in St. Jude Medical, Inc., contributed as shares of the medical device company rallied 25% following the announcement of a planned acquisition by Abbott Laboratories.

•	An underweight allocation to real estate and consumer staples, premised primarily on valuation, also added to relative performance.

What hurt performance during the year:

•

The largest detractor during the year was an underweight allocation and stock selection in Inidustrials. Notably, an overweight position in Nielsen Holdings plc weighed on relative performance after they reported disappointing third-quarter results. The stock has lagged in recent months due to weaker than expected performance within the company’s “Buy” business, which sells marketing information and analytics on consumer buying behavior.

•

In addition, an overweight position in Gilead Sciences, Inc. in the health care sector detracted amid investor concerns related to increasing competition for the company’s hepatitis-C medication and to the strength of the company’s pipeline.

•	Stock selection in information technology, in particular our positions in non-benchmark holdings Ericsson and Nokia OYJ, also weighed on relative performance.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — BlackRock Investment Management, LLC

We believe that the U.S. economy will modestly reflate but stay within the slow and steady range in 2017. We are mindful of potential risks and remain concerned about the prospects of trade barriers, currency headwinds, and global debt levels. We are also concerned that investors are overlooking the full impact of potential congressional revenue-raising initiatives needed to offset increased fiscal spending. Counterbalancing these risks, however, is the fact that we see no signs of significant excess in the economy and that the U.S. consumer, with employment remaining strong and wages accelerating, remains on solid footing. We are also cautiously optimistic that the prospects for reduced regulation, lower taxes, and increased fiscal spending, which have already combined to increase business and investor optimism, will continue to be supportive of economic growth.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	30.5%
Energy	14.6
Information Technology	12.1
Health Care	11.9
Utilities	6.9
Consumer Discretionary	5.8
Consumer Staples	5.4
Telecommunication Services	4.4
Industrials	4.0
Materials	1.9
Investment Companies	1.8
Real Estate	0.3
Repurchase Agreements	0.1
Cash and Other	0.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,123.45	$5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class IB
Actual	1,000.00	1,123.13	5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	1,124.75	3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.8%)
Auto Components (1.2%)
Lear Corp.	149,306	$19,763,635
Magna International, Inc.	48,120	2,088,408

		21,852,043

Automobiles (0.1%)
Thor Industries, Inc.	15,186	1,519,359

Hotels, Restaurants & Leisure (0.1%)
Darden Restaurants, Inc.	17,520	1,274,055

Household Durables (0.9%)
Newell Brands, Inc.	326,649	14,584,878
Tupperware Brands Corp.	33,260	1,750,141

		16,335,019

Media (3.0%)
Comcast Corp., Class A	334,150	23,073,058
Interpublic Group of Cos., Inc. (The)	423,790	9,920,924
Omnicom Group, Inc.	79,030	6,726,243
Scripps Networks Interactive, Inc., Class A	250,391	17,870,406

		57,590,631

Multiline Retail (0.5%)
Dollar General Corp.	138,590	10,265,361

Specialty Retail (0.0%)
Lowe’s Cos., Inc.	5,150	366,268

Total Consumer Discretionary		109,202,736

Consumer Staples (5.0%)
Beverages (0.2%)
PepsiCo, Inc.	34,880	3,649,495

Food & Staples Retailing (4.2%)
CVS Health Corp.	72,872	5,750,330
Kroger Co. (The)	1,165,682	40,227,686
Rite Aid Corp.*	321,702	2,650,824
Walgreens Boots Alliance, Inc.	368,990	30,537,612

		79,166,452

Food Products (0.3%)
Mondelez International, Inc., Class A	143,330	6,353,819

Personal Products (0.2%)
Unilever NV (N.Y. Shares)	71,080	2,918,545

Tobacco (0.1%)
Philip Morris International, Inc.	30,070	2,751,104

Total Consumer Staples		94,839,415

Energy (14.6%)
Energy Equipment & Services (0.7%)
Superior Energy Services, Inc.	764,118	12,898,312

Oil, Gas & Consumable Fuels (13.9%)
Apache Corp.	1,228,531	77,974,863
Devon Energy Corp.	1,417,790	64,750,469
Gulfport Energy Corp.*	1,287,496	27,861,413
Marathon Oil Corp.	3,042,199	52,660,465
Marathon Petroleum Corp.	353,714	17,809,500

Parsley Energy, Inc., Class A*	70,070	$2,469,267
Valero Energy Corp.	303,542	20,737,989

		264,263,966

Total Energy		277,162,278

Financials (30.5%)
Banks (14.2%)
Bank of America Corp.	1,989,980	43,978,558
Citigroup, Inc.	1,676,064	99,608,484
JPMorgan Chase & Co.	1,035,166	89,324,474
KeyCorp	890,240	16,264,685
Regions Financial Corp.	1,346,073	19,329,608

		268,505,809

Capital Markets (2.2%)
Ameriprise Financial, Inc.	39,130	4,341,082
Morgan Stanley	342,754	14,481,357
Nasdaq, Inc.	335,991	22,551,716

		41,374,155

Consumer Finance (8.4%)
Capital One Financial Corp.	701,396	61,189,787
Discover Financial Services	1,140,556	82,222,682
SLM Corp.*	1,456,251	16,047,886

		159,460,355

Insurance (4.1%)
Athene Holding Ltd., Class A (x)*	88,340	4,239,437
Genworth Financial, Inc., Class A*	92,842	353,728
Hartford Financial Services Group, Inc. (The)	395,346	18,838,237
Lincoln National Corp.	253,861	16,823,368
Prudential Financial, Inc.	243,262	25,313,844
XL Group Ltd.	351,015	13,078,819

		78,647,433

Mortgage Real Estate Investment Trusts (REITs) (0.9%)
Starwood Property Trust, Inc. (REIT)	742,132	16,289,797

Thrifts & Mortgage Finance (0.7%)
New York Community Bancorp, Inc.	874,320	13,910,431

Total Financials		578,187,980

Health Care (11.9%)
Biotechnology (2.3%)
Gilead Sciences, Inc.	618,000	44,254,980

Health Care Equipment & Supplies (5.3%)
Baxter International, Inc.	1,041,220	46,167,695
Hologic, Inc.*	19,972	801,277
Medtronic plc	189,370	13,488,825
Zimmer Biomet Holdings, Inc.	384,702	39,701,246

		100,159,043

Pharmaceuticals (4.3%)
Merck & Co., Inc.	138,640	8,161,736
Pfizer, Inc.	2,238,760	72,714,925

		80,876,661

Total Health Care		225,290,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Industrials (4.0%)
Aerospace & Defense (0.6%)
Boeing Co. (The)	24,430	$3,803,262
Huntington Ingalls Industries, Inc.	18,620	3,429,618
Northrop Grumman Corp.	6,780	1,576,892
Raytheon Co.	10,745	1,525,790

		10,335,562

Airlines (0.8%)
American Airlines Group, Inc.	307,900	14,375,851
Delta Air Lines, Inc.	23,340	1,148,095

		15,523,946

Construction & Engineering (0.1%)
AECOM*	72,610	2,640,100

Industrial Conglomerates (0.2%)
Honeywell International, Inc.	37,928	4,393,959

Professional Services (2.2%)
Dun & Bradstreet Corp. (The)	11,571	1,403,794
Nielsen Holdings plc	952,950	39,976,252

		41,380,046

Road & Rail (0.1%)
CSX Corp.	32,440	1,165,569
Norfolk Southern Corp.	2,060	222,624

		1,388,193

Total Industrials		75,661,806

Information Technology (12.1%)
Communications Equipment (4.9%)
Cisco Systems, Inc.	2,879,023	87,004,075
Nokia OYJ (ADR) (x)	1,330,350	6,398,984

		93,403,059

IT Services (0.4%)
Fidelity National Information Services, Inc.	22,810	1,725,348
First Data Corp., Class A*	200,970	2,851,764
Total System Services, Inc.	71,160	3,488,975

		8,066,087

Semiconductors & Semiconductor Equipment (5.1%)
QUALCOMM, Inc.	1,375,330	89,671,516
Teradyne, Inc.	242,856	6,168,542

		95,840,058

Software (0.3%)
Oracle Corp.	123,650	4,754,343

Technology Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	237,110	27,462,080

Total Information Technology		229,525,627

Materials (1.9%)
Chemicals (0.5%)
Akzo Nobel NV (ADR)	491,806	10,180,384

Containers & Packaging (0.9%)
Avery Dennison Corp.	44,160	3,100,915
Bemis Co., Inc.	114,390	5,470,130
Crown Holdings, Inc.*	75,670	3,977,972

Graphic Packaging Holding Co.	276,050	$3,445,104
Sealed Air Corp.	12,370	560,856

		16,554,977

Metals & Mining (0.5%)
Reliance Steel & Aluminum Co.	127,250	10,121,465

Total Materials		36,856,826

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Brixmor Property Group, Inc. (REIT)	202,450	4,943,829

Total Real Estate		4,943,829

Telecommunication Services (4.4%)
Diversified Telecommunication Services (2.7%)
Verizon Communications, Inc.	952,837	50,862,439

Wireless Telecommunication Services (1.7%)
Telephone & Data Systems, Inc.	976,845	28,201,515
United States Cellular Corp.*	80,427	3,516,269

		31,717,784

Total Telecommunication Services		82,580,223

Utilities (6.9%)
Electric Utilities (3.5%)
American Electric Power Co., Inc.	75,520	4,754,739
Duke Energy Corp.	51,100	3,966,382
Exelon Corp.	1,608,130	57,072,534

		65,793,655

Independent Power and Renewable Electricity Producers (3.3%)
AES Corp.	4,231,750	49,172,935
Dynegy, Inc. (x)*	1,501,210	12,700,236

		61,873,171

Multi-Utilities (0.1%)
Public Service Enterprise Group, Inc.	49,520	2,172,938

Total Utilities		129,839,764

Total Common Stocks (97.4%) (Cost $1,501,987,736)		1,844,091,168

CONVERTIBLE PREFERRED STOCK:
Consumer Staples (0.4%)
Food Products (0.4%)
Tyson Foods, Inc. 4.75%	112,965	7,642,082

Total Convertible Preferred Stock (0.4%) (Cost $5,732,827)		7,642,082

SHORT-TERM INVESTMENTS:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	34,890,437	34,900,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $47,539, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $48,486. (xx)	$47,535	$47,535
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $500,058, collateralized by various Common Stocks; total market value $555,778. (xx)	500,000	500,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $100,011, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $44,412, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $45,298. (xx)	44,410	44,410
Macquarie Bank Ltd.,
0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000

RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $200,010, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $204,000. (xx)	$200,000	$200,000

Total Repurchase Agreements		1,191,945

Total Short-Term Investments (1.9%) (Cost $36,088,481)		36,092,849

Total Investments (99.7%) (Cost $1,543,809,044)		1,887,826,099
Other Assets Less Liabilities (0.3%)		6,413,239

Net Assets (100%)		$1,894,239,338

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $1,157,756. This was secured by cash collateral of $1,191,945 which was subsequently invested in joint repurchase agreements with a total value of $1,191,945, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$109,202,736	$—	$—	$109,202,736
Consumer Staples	94,839,415	—	—	94,839,415
Energy	277,162,278	—	—	277,162,278
Financials	578,187,980	—	—	578,187,980
Health Care	225,290,684	—	—	225,290,684
Industrials	75,661,806	—	—	75,661,806
Information Technology	229,525,627	—	—	229,525,627
Materials	36,856,826	—	—	36,856,826
Real Estate	4,943,829	—	—	4,943,829
Telecommunication Services	82,580,223	—	—	82,580,223
Utilities	129,839,764	—	—	129,839,764
Convertible Preferred Stocks
Consumer Staples	7,642,082	—	—	7,642,082
Short-Term Investments
Investment Companies	34,900,904	—	—	34,900,904
Repurchase Agreements	—	1,191,945	—	1,191,945

Total Assets	$1,886,634,154	$1,191,945	$—	$1,887,826,099

Total Liabilities	$—	$—	$—	$—

Total	$1,886,634,154	$1,191,945	$—	$1,887,826,099

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$603,303,523
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$771,489,602

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$415,107,396
Aggregate gross unrealized depreciation	(84,878,366)

Net unrealized appreciation	$330,229,030

Federal income tax cost of investments	$1,557,597,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,542,617,099)	$1,886,634,154
Repurchase Agreements (Cost $1,191,945)	1,191,945
Cash	3,693,000
Receivable for securities sold	9,458,181
Dividends, interest and other receivables	1,308,846
Receivable from Separate Accounts for Trust shares sold	395,709
Due from Custodian	112,130
Securities lending income receivable	1,856
Other assets	5,705

Total assets	1,902,801,526

LIABILITIES
Payable for securities purchased	4,305,132
Payable to Separate Accounts for Trust shares redeemed	1,642,288
Payable for return of collateral on securities loaned	1,191,945
Investment management fees payable	929,989
Distribution fees payable – Class IB	214,351
Administrative fees payable	159,779
Distribution fees payable – Class IA	35,013
Trustees’ fees payable	3,440
Accrued expenses	80,251

Total liabilities	8,562,188

NET ASSETS	$1,894,239,338

Net assets were comprised of:
Paid in capital	$2,030,960,647
Accumulated undistributed net investment income (loss)	357,111
Accumulated undistributed net realized gain (loss) on investments	(481,095,475)
Net unrealized appreciation (depreciation) on investments	344,017,055

Net assets	$1,894,239,338

Class IA
Net asset value, offering and redemption price per share, $164,610,445 / 7,108,074 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.16

Class IB
Net asset value, offering and redemption price per share, $1,004,706,865 / 43,276,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.22

Class K
Net asset value, offering and redemption price per share, $724,922,028 / 31,311,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.15

(x)	Includes value of securities on loan of $1,157,756.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $11,307 foreign withholding tax)	$41,236,626
Interest	14,782
Securities lending (net)	91,575

Total income	41,342,983

EXPENSES
Investment management fees	10,204,620
Distribution fees – Class IB	2,272,133
Administrative fees	1,771,747
Distribution fees – Class IA	373,571
Printing and mailing expenses	130,303
Professional fees	97,501
Custodian fees	93,500
Trustees’ fees	40,257
Miscellaneous	43,198

Gross expenses	15,026,830
Less: Waiver from investment manager	(23,471)

Net expenses	15,003,359

NET INVESTMENT INCOME (LOSS)	26,339,624

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	49,122,412
Net distributions of realized gain received from underlying funds	53

Net realized gain (loss)	49,122,465

Net change in unrealized appreciation (depreciation) on investments	223,111,344

NET REALIZED AND UNREALIZED GAIN (LOSS)	272,233,809

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$298,573,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,339,624	$27,723,083
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	49,122,465	182,702,412
Net change in unrealized appreciation (depreciation) on investments	223,111,344	(323,607,507)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	298,573,433	(113,182,012)

DIVIDENDS:
Dividends from net investment income
Class IA	(2,271,286)	(2,020,858)
Class IB	(13,885,859)	(12,195,222)
Class K	(12,008,712)	(12,567,536)

TOTAL DIVIDENDS:	(28,165,857)	(26,783,616)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 630,537 and 1,132,628 shares, respectively ]	13,141,991	24,244,976
Capital shares issued in reinvestment of dividends [ 96,722 and 103,880 shares, respectively ]	2,271,286	2,020,858
Capital shares repurchased [ (897,459) and (840,791) shares, respectively ]	(18,746,471)	(18,089,888)

Total Class IA transactions	(3,333,194)	8,175,946

Class IB
Capital shares sold [ 2,695,662 and 2,854,398 shares, respectively ]	55,773,064	61,008,958
Capital shares issued in reinvestment of dividends [ 589,851 and 625,323 shares, respectively ]	13,885,859	12,195,222
Capital shares repurchased [ (3,742,401) and (3,600,259) shares, respectively ]	(78,462,149)	(77,415,304)

Total Class IB transactions	(8,803,226)	(4,211,124)

Class K
Capital shares sold [ 442,715 and 1,879,721 shares, respectively ]	8,941,983	38,985,749
Capital shares issued in reinvestment of dividends [ 511,579 and 646,269 shares, respectively ]	12,008,712	12,567,536
Capital shares repurchased [ (7,250,101) and (3,695,872) shares, respectively ]	(150,796,379)	(77,865,812)

Total Class K transactions	(129,845,684)	(26,312,527)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(141,982,104)	(22,347,705)

TOTAL INCREASE (DECREASE) IN NET ASSETS	128,425,472	(162,313,333)
NET ASSETS:
Beginning of year	1,765,813,866	1,928,127,199

End of year (a)	$1,894,239,338	$1,765,813,866

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$357,111	$944,001

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014		2013	2012
Net asset value, beginning of year	$19.90	$21.52		$19.82		$14.60	$13.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.29		0.24	##	0.21	0.22
Net realized and unrealized gain (loss) on investments	3.29	(1.63)		1.69		5.30	1.56

Total from investment operations	3.58	(1.34)		1.93		5.51	1.78

Less distributions:
Dividends from net investment income	(0.32)	(0.28)		(0.23)		(0.29)	(0.23)

Net asset value, end of year	$23.16	$19.90		$21.52		$19.82	$14.60

Total return	17.99%	(6.19	)%(dd)	9.73%		37.77%	13.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$164,610	$144,862		$148,079		$115,640	$69,955
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%		0.95%		0.95%	0.95%
After waivers and fees paid indirectly (f)	0.95%	0.95%		0.95%		0.94%	0.94%
Before waivers and fees paid indirectly (f)	0.95%	0.95%		0.95%		0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.39%	1.35	%(gg)	1.16	%(aa)	1.18%	1.56%
After waivers and fees paid indirectly (f)	1.39%	1.35	%(gg)	1.16	%(aa)	1.19%	1.56%
Before waivers and fees paid indirectly (f)	1.39%	1.35	%(gg)	1.16	%(aa)	1.18%	1.56%
Portfolio turnover rate^	34%	49%		41%		50%	46%

	Year Ended December 31,
Class IB	2016	2015		2014		2013	2012
Net asset value, beginning of year	$19.95	$21.57		$19.87		$14.64	$13.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.29		0.24	##	0.20	0.22
Net realized and unrealized gain (loss) on investments	3.31	(1.63)		1.69		5.32	1.57

Total from investment operations	3.60	(1.34)		1.93		5.52	1.79

Less distributions:
Dividends from net investment income	(0.33)	(0.28)		(0.23)		(0.29)	(0.23)

Net asset value, end of year	$23.22	$19.95		$21.57		$19.87	$14.64

Total return	18.00%	(6.17	)%(ee)	9.71%		37.74%	13.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,004,707	$872,607		$945,860		$868,200	$1,569,255
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%		0.95%		0.95%	0.95%
After waivers and fees paid indirectly (f)	0.95%	0.95%		0.95%		0.94%	0.94%
Before waivers and fees paid indirectly (f)	0.95%	0.95%		0.95%		0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.38%	1.35	%(hh)	1.15	%(bb)	1.17%	1.54%
After waivers and fees paid indirectly (f)	1.38%	1.35	%(hh)	1.15	%(bb)	1.18%	1.55%
Before waivers and fees paid indirectly (f)	1.38%	1.35	%(hh)	1.15	%(bb)	1.17%	1.54%
Portfolio turnover rate^	34%	49%		41%		50%	46%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015		2014		2013	2012
Net asset value, beginning of year	$19.90	$21.51		$19.82		$14.60	$13.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34	0.34		0.29	##	0.25	0.26
Net realized and unrealized gain (loss) on investments	3.30	(1.62)		1.68		5.31	1.56

Total from investment operations	3.64	(1.28)		1.97		5.56	1.82

Less distributions:
Dividends from net investment income	(0.39)	(0.33)		(0.28)		(0.34)	(0.27)

Net asset value, end of year	$23.15	$19.90		$21.51		$19.82	$14.60

Total return	18.24%	(5.90	)%(ff)	9.95%		38.11%	13.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$724,922	$748,345		$834,189		$745,081	$587,464
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%		0.70%		0.70%	0.70%
After waivers and fees paid indirectly (f)	0.70%	0.70%		0.70%		0.69%	0.69%
Before waivers and fees paid indirectly (f)	0.70%	0.70%		0.70%		0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.65%	1.60	%(ii)	1.41	%(cc)	1.43%	1.79%
After waivers and fees paid indirectly (f)	1.65%	1.60	%(ii)	1.41	%(cc)	1.45%	1.80%
Before waivers and fees paid indirectly (f)	1.65%	1.60	%(ii)	1.41	%(cc)	1.43%	1.79%
Portfolio turnover rate^	34%	49%		41%		50%	46%
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements, 1.01% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements, 1.00% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements, 1.26% for income after waivers, reimbursements and fees paid indirectly, and 1.26% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.31)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.04)%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.21% after waivers, 1.21% after waivers and fees paid indirectly and 1.21% before waivers and fees paid indirectly.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 1.46% after waivers, 1.46% after waivers and fees paid indirectly and 1.46% before waivers and fees paid indirectly.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.93%	13.36%	5.52%
Portfolio – Class IB Shares	13.06	13.39	5.39
Portfolio – Class K Shares*	13.22	13.65	14.54
Russell 1000® Value Index	17.34	14.80	5.72
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.06% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.34% over the same period

Portfolio Highlights

What helped performance during the year:

•

The financials sector was the largest contributor to relative performance. After underperforming the broader market for much of the previous three years, the companies in this sector were the biggest beneficiaries of a rising interest rate environment and the rotation into value. Strength was broad-based with contribution from all of the underlying industry groups; diversified financials had the largest impact. Citigroup, Inc., Bank of America Corp., and Morgan Stanley had strong holding period returns.

•

The industrials sector contributed to relative performance. The year got off to a good start with private equity firm Apollo Group announcing its acquisition of portfolio holding ADT Corp. The capital goods industry group was among the largest direct beneficiaries of the Trump victory. The narrative quickly changed to pro-growth as President-elect Trump vowed to create jobs via the country’s investment in infrastructure, sparking a rally in portfolio holdings Oshkosh Corp. and L3 Technologies.

•

The new real estate sector was also among the Portfolio’s best relative performers. The largest contributor was DuPont Fabros Technology Inc., a data center real estate investment trust (REIT), which was only held in the Portfolio for the first four months of the year.

What hurt performance during the year:

•

The energy sector was the largest detractor from relative performance. WTI Crude Oil bottomed in February at $26/barrel before going on a four month rally of more than 90% to just over $50/barrel. This rally was largely categorized as a junk rally, with small capitalization stocks that had negative earnings leading the charge. Given that the Portfolio was positioned in higher quality companies, it did not participate in the rally, which dragged on relative performance through the summer. Among the biggest detractors were Oceaneering International, Inc. and Tesoro Corp.

•

The health care sector continued to struggle and finished the year as the benchmark’s worst performer. The volatility in the sector began back in September 2015 and continued through most of 2016 due to political jawboning. Subsequently, the biotechnology & pharmaceuticals industry groups were the biggest drag on performance.

•

The consumer discretionary sector also detracted from relative performance, mainly from within the consumer durables and media industry groups. Among the largest individual detractors were D.R. Horton, Inc., Snap-on, Inc., and Sinclair Broadcast Group, Inc.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Boston Advisors, LLC

Many of the new administration’s fiscal and regulatory plans remain unclear at this point, but the approach will be decidedly pro-growth, which could mean extended leadership from cyclical stocks while value factors continue to do well.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	26.6%
Information Technology	12.4
Energy	12.2
Health Care	10.1
Industrials	9.2
Consumer Discretionary	7.5
Consumer Staples	6.2
Utilities	5.1
Real Estate	4.5
Materials	2.2
Investment Companies	1.8
Telecommunication Services	1.6
Repurchase Agreements	1.3
Cash and Other	(0.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,133.18	$5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,132.60	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,134.12	4.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.5%)
Automobiles (1.8%)
General Motors Co.	343,302	$11,960,642

Household Durables (0.5%)
D.R. Horton, Inc.	123,912	3,386,515

Leisure Products (0.5%)
Brunswick Corp.	62,817	3,426,039

Media (2.2%)
Cinemark Holdings, Inc.	190,215	7,296,647
Sinclair Broadcast Group, Inc., Class A	216,974	7,236,083

		14,532,730

Multiline Retail (1.0%)
Kohl’s Corp.	129,755	6,407,302

Specialty Retail (1.5%)
Best Buy Co., Inc.	140,228	5,983,529
Williams-Sonoma, Inc.	84,135	4,071,292

		10,054,821

Total Consumer Discretionary		49,768,049

Consumer Staples (6.2%)
Beverages (0.5%)
Dr Pepper Snapple Group, Inc.	39,060	3,541,570

Food & Staples Retailing (1.5%)
Whole Foods Market, Inc.	309,784	9,528,956

Household Products (1.9%)
Colgate-Palmolive Co.	81,584	5,338,857
Procter & Gamble Co. (The)	84,943	7,142,007

		12,480,864

Tobacco (2.3%)
Altria Group, Inc.	228,709	15,465,303

Total Consumer Staples		41,016,693

Energy (12.2%)
Energy Equipment & Services (3.5%)
Helmerich & Payne, Inc.	126,081	9,758,669
Schlumberger Ltd.	164,203	13,784,842

		23,543,511

Oil, Gas & Consumable Fuels (8.7%)
Chevron Corp.	54,179	6,376,868
ConocoPhillips	76,250	3,823,175
Exxon Mobil Corp.	253,057	22,840,925
Occidental Petroleum Corp.	60,216	4,289,186
Statoil ASA (ADR)	182,699	3,332,430
Tesoro Corp.	68,927	6,027,666
Valero Energy Corp.	155,674	10,635,648

		57,325,898

Total Energy		80,869,409

Financials (26.6%)
Banks (16.6%)
Bank of America Corp.	1,151,271	25,443,089
Citigroup, Inc.	185,194	11,006,079
Citizens Financial Group, Inc.	131,412	4,682,209
JPMorgan Chase & Co.	321,885	27,775,457

KeyCorp	438,338	$8,008,435
PNC Financial Services Group, Inc. (The)	72,776	8,511,881
SunTrust Banks, Inc.	188,629	10,346,301
Wells Fargo & Co.	251,626	13,867,109

		109,640,560

Capital Markets (2.4%)
Goldman Sachs Group, Inc. (The)	37,971	9,092,156
Morgan Stanley	166,839	7,048,948

		16,141,104

Consumer Finance (1.0%)
Capital One Financial Corp.	79,512	6,936,627

Diversified Financial Services (2.2%)
Berkshire Hathaway, Inc., Class B*	89,302	14,554,440

Insurance (3.4%)
MetLife, Inc.	123,145	6,636,284
Prudential Financial, Inc.	116,442	12,116,955
Validus Holdings Ltd.	62,313	3,427,838

		22,181,077

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
Blackstone Mortgage Trust, Inc. (REIT), Class A	210,897	6,341,673

Total Financials		175,795,481

Health Care (10.1%)
Biotechnology (2.7%)
Amgen, Inc.	35,143	5,138,258
Gilead Sciences, Inc.	102,357	7,329,785
Shire plc (ADR)	33,616	5,727,494

		18,195,537

Health Care Providers & Services (2.7%)
Cardinal Health, Inc.	59,827	4,305,749
UnitedHealth Group, Inc.	63,266	10,125,091
Universal Health Services, Inc., Class B	29,804	3,170,550

		17,601,390

Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc.	36,223	5,111,065

Pharmaceuticals (3.9%)
Eli Lilly & Co.	117,131	8,614,985
Merck & Co., Inc.	180,654	10,635,101
Pfizer, Inc.	192,734	6,260,000

		25,510,086

Total Health Care		66,418,078

Industrials (9.2%)
Aerospace & Defense (2.2%)
L-3 Communications Holdings, Inc.	46,327	7,046,800
Northrop Grumman Corp.	31,966	7,434,652

		14,481,452

Airlines (1.3%)
Alaska Air Group, Inc.	93,247	8,273,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Electrical Equipment (1.2%)
Eaton Corp. plc	122,190	$8,197,727

Machinery (3.2%)
Cummins, Inc.	40,304	5,508,348
Oshkosh Corp.	148,077	9,567,255
Snap-on, Inc.	34,965	5,988,455

		21,064,058

Road & Rail (1.3%)
Union Pacific Corp.	85,930	8,909,223

Total Industrials		60,926,266

Information Technology (12.4%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	251,878	7,611,753

IT Services (3.8%)
Booz Allen Hamilton Holding Corp.	168,058	6,061,852
Broadridge Financial Solutions, Inc.	134,796	8,936,975
DST Systems, Inc.	31,575	3,383,261
Western Union Co. (The)	304,203	6,607,289

		24,989,377

Semiconductors & Semiconductor Equipment (1.5%)
Intel Corp.	267,304	9,695,116

Software (3.0%)
Microsoft Corp.	162,966	10,126,707
Open Text Corp. (x)	153,097	9,462,926

		19,589,633

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	91,793	10,631,466
Western Digital Corp.	141,435	9,610,508

		20,241,974

Total Information Technology		82,127,853

Materials (2.2%)
Chemicals (1.6%)
Huntsman Corp.	203,318	3,879,307
LyondellBasell Industries NV, Class A	81,057	6,953,070

		10,832,377

Containers & Packaging (0.6%)
WestRock Co.	77,247	3,921,830

Total Materials		14,754,207

Real Estate (4.5%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
Apartment Investment & Management Co. (REIT), Class A	159,302	7,240,276
Digital Realty Trust, Inc. (REIT)	93,221	9,159,896
Sun Communities, Inc. (REIT)	120,156	9,205,151

		25,605,323

Real Estate Management & Development (0.6%)
Realogy Holdings Corp.	148,325	3,816,402

Total Real Estate		29,421,725

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	166,785	$7,093,366
Verizon Communications, Inc.	66,777	3,564,556

Total Telecommunication Services		10,657,922

Utilities (5.1%)
Electric Utilities (4.2%)
Entergy Corp.	150,653	11,068,476
Exelon Corp.	245,595	8,716,166
Great Plains Energy, Inc.	293,331	8,022,603

		27,807,245

Multi-Utilities (0.9%)
Public Service Enterprise Group, Inc.	128,246	5,627,435

Total Utilities		33,434,680

Total Common Stocks (97.6%) (Cost $515,987,765)		645,190,363

SHORT-TERM INVESTMENTS:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	11,567,502	11,570,972

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $2,040,002. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,000,350, collateralized by various Common Stocks; total market value $3,334,665. (xx)	3,000,000	3,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $300,032, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $306,001. (xx)	$300,000	$300,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $470,520, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $479,903. (xx)	470,494	470,494
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $950,049, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $969,012. (xx)	950,000	950,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $400,034, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $500,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $510,028. (xx)	500,000	500,000

Total Repurchase Agreements		8,520,494

Total Short-Term Investments (3.1%) (Cost $20,091,467)		20,091,466

Total Investments (100.7%) (Cost $536,079,232)		665,281,829
Other Assets Less Liabilities (-0.7%)		(4,439,052)

Net Assets (100%)		$660,842,777

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $8,293,728. This was secured by cash collateral of $8,520,494 which was subsequently invested in joint repurchase agreements with a total value of $8,520,494 as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,768,049	$—	$—	$49,768,049
Consumer Staples	41,016,693	—	—	41,016,693
Energy	80,869,409	—	—	80,869,409
Financials	175,795,481	—	—	175,795,481
Health Care	66,418,078	—	—	66,418,078
Industrials	60,926,266	—	—	60,926,266
Information Technology	82,127,853	—	—	82,127,853
Materials	14,754,207	—	—	14,754,207
Real Estate	29,421,725	—	—	29,421,725
Telecommunication Services	10,657,922	—	—	10,657,922
Utilities	33,434,680	—	—	33,434,680
Short-Term Investments
Investment Companies	11,570,972	—	—	11,570,972
Repurchase Agreements	—	8,520,494	—	8,520,494

Total Assets	$656,761,335	$8,520,494	$—	$665,281,829

Total Liabilities	$—	$—	$—	$—

Total	$656,761,335	$8,520,494	$—	$665,281,829

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$311,641,053
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$426,613,942

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$140,312,998
Aggregate gross unrealized depreciation	(10,927,598)

Net unrealized appreciation	$129,385,400

Federal income tax cost of investments	$535,896,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $527,558,738)	$656,761,335
Repurchase Agreements (Cost $8,520,494)	8,520,494
Cash	3,913,000
Dividends, interest and other receivables	836,267
Receivable from Separate Accounts for Trust shares sold	38,417
Securities lending income receivable	9,337
Other assets	2,299

Total assets	670,081,149

LIABILITIES
Payable for return of collateral on securities loaned	8,520,494
Investment management fees payable	341,011
Payable to Separate Accounts for Trust shares redeemed	205,111
Administrative fees payable	55,841
Distribution fees payable – Class IB	34,395
Distribution fees payable – Class IA	8,648
Trustees’ fees payable	407
Accrued expenses	72,465

Total liabilities	9,238,372

NET ASSETS	$660,842,777

Net assets were comprised of:
Paid in capital	$527,191,547
Accumulated undistributed net investment income (loss)	190,827
Accumulated undistributed net realized gain (loss) on investments	4,257,806
Net unrealized appreciation (depreciation) on investments	129,202,597

Net assets	$660,842,777

Class IA
Net asset value, offering and redemption price per share, $41,067,292 / 7,130,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.76

Class IB
Net asset value, offering and redemption price per share, $162,968,542 / 28,162,377 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.79

Class K
Net asset value, offering and redemption price per share, $456,806,943 / 79,324,827 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.76

(x)	Includes value of securities on loan of $8,293,728.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $32,863 foreign withholding tax)	$17,819,498
Interest	12,133
Securities lending (net)	151,866

Total income	17,983,497

EXPENSES
Investment management fees	4,943,652
Administrative fees	662,067
Distribution fees – Class IB	380,268
Distribution fees – Class IA	94,136
Professional fees	63,196
Custodian fees	61,500
Printing and mailing expenses	44,179
Trustees’ fees	15,323
Miscellaneous	16,681

Gross expenses	6,281,002
Less: Waiver from investment manager	(862,983)

Net expenses	5,418,019

NET INVESTMENT INCOME (LOSS)	12,565,478

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	75,885,912
Net distributions of realized gain received from underlying funds	60

Net realized gain (loss)	75,885,972

Net change in unrealized appreciation (depreciation) on investments	(7,679,724)

NET REALIZED AND UNREALIZED GAIN (LOSS)	68,206,248

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,771,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,565,478	$12,947,282
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	75,885,972	47,854,075
Net change in unrealized appreciation (depreciation) on investments	(7,679,724)	(72,262,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,771,726	(11,461,568)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(702,790)	(633,898)
Class IB	(2,787,245)	(2,518,085)
Class K	(9,292,117)	(9,799,154)

	(12,782,152)	(12,951,137)

Distributions from net realized capital gains
Class IA	(4,245,054)	(3,503,938)
Class IB	(16,747,529)	(13,877,463)
Class K	(48,609,781)	(47,053,170)

	(69,602,364)	(64,434,571)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(82,384,516)	(77,385,708)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 768,158 and 765,200 shares, respectively ]	4,524,815	4,902,956
Capital shares issued in reinvestment of dividends and distributions [ 851,787 and 719,572 shares, respectively ]	4,947,844	4,137,836
Capital shares repurchased [ (1,205,255) and (922,590) shares, respectively ]	(6,997,565)	(5,884,324)

Total Class IA transactions	2,475,094	3,156,468

Class IB
Capital shares sold [ 1,884,954 and 1,751,658 shares, respectively ]	10,915,941	11,322,015
Capital shares issued in reinvestment of dividends and distributions [ 3,346,859 and 2,838,846 shares, respectively ]	19,534,774	16,395,548
Capital shares repurchased [ (3,734,710) and (3,240,977) shares, respectively ]	(21,875,398)	(21,026,700)

Total Class IB transactions	8,575,317	6,690,863

Class K
Capital shares sold [ 1,267,442 and 909,618 shares, respectively ]	7,178,433	5,807,916
Capital shares issued in reinvestment of dividends and distributions [ 9,969,570 and 9,884,070 shares, respectively ]	57,901,898	56,852,324
Capital shares repurchased [ (21,820,318) and (22,293,365) shares, respectively ]	(127,764,597)	(145,576,552)

Total Class K transactions	(62,684,266)	(82,916,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(51,633,855)	(73,068,981)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,246,645)	(161,916,257)
NET ASSETS:
Beginning of year	714,089,422	876,005,679

End of year (a)	$660,842,777	$714,089,422

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$190,827	$473,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$5.79	$6.59	$6.77	$5.86	$5.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.65	(0.22)	0.48	1.72	0.80

Total from investment operations	0.75	(0.13)	0.59	1.83	0.91

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.11)	(0.13)	(0.11)
Distributions from net realized gains	(0.67)	(0.57)	(0.66)	(0.79)	(0.07)

Total dividends and distributions	(0.78)	(0.67)	(0.77)	(0.92)	(0.18)

Net asset value, end of year	$5.76	$5.79	$6.59	$6.77	$5.86

Total return	12.93%	(1.69)%	8.79%	31.63%	17.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,067	$38,863	$40,537	$40,639	$28,261
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.03%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.00%	1.03%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.72%	1.46%	1.59%	1.59%	2.00%
After waivers and fees paid indirectly (f)	1.72%	1.46%	1.59%	1.59%	2.00%
Before waivers and fees paid indirectly (f)	1.59%	1.37%	1.52%	1.51%	1.92%
Portfolio turnover rate^	49%	66%	50%	58%	56%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$5.81	$6.61	$6.80	$5.88	$5.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.66	(0.22)	0.47	1.74	0.81

Total from investment operations	0.76	(0.13)	0.58	1.84	0.92

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.11)	(0.13)	(0.11)
Distributions from net realized gains	(0.67)	(0.57)	(0.66)	(0.79)	(0.07)

Total dividends and distributions	(0.78)	(0.67)	(0.77)	(0.92)	(0.18)

Net asset value, end of year	$5.79	$5.81	$6.61	$6.80	$5.88

Total return	13.06%	(1.68)%	8.59%	31.72%	17.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162,969	$154,966	$167,418	$160,887	$404,727
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.03%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.00%	1.03%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.13%	1.12%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.72%	1.46%	1.59%	1.56%	2.01%
After waivers and fees paid indirectly (f)	1.72%	1.46%	1.59%	1.56%	2.01%
Before waivers and fees paid indirectly (f)	1.59%	1.37%	1.51%	1.49%	1.93%
Portfolio turnover rate^	49%	66%	50%	58%	56%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$5.79	$6.59	$6.77	$5.86	$5.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.13	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.65	(0.22)	0.48	1.73	0.80

Total from investment operations	0.77	(0.11)	0.61	1.85	0.93

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.13)	(0.15)	(0.13)
Distributions from net realized gains	(0.67)	(0.57)	(0.66)	(0.79)	(0.07)

Total dividends and distributions	(0.80)	(0.69)	(0.79)	(0.94)	(0.20)

Net asset value, end of year	$5.76	$5.79	$6.59	$6.77	$5.86

Total return	13.22%	(1.44)%	9.06%	31.96%	18.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$456,807	$520,261	$668,050	$648,008	$527,279
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.79%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (f)	0.75%	0.79%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly (f)	0.88%	0.87%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.98%	1.70%	1.84%	1.84%	2.24%
After waivers and fees paid indirectly (f)	1.98%	1.70%	1.84%	1.84%	2.24%
Before waivers and fees paid indirectly (f)	1.85%	1.61%	1.76%	1.76%	2.16%
Portfolio turnover rate^	49%	66%	50%	58%	56%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.46%	13.57%	6.39%
Portfolio – Class IB Shares	8.40	13.56	6.25
Portfolio – Class K Shares*	8.70	N/A	8.21
S&P 500 Index	11.96	14.66	6.95
* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.40% for the year ended December 31, 2016. The Portfolio’s benchmark, the S&P 500 Index, returned 11.96% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

EOG Resources, Inc. advanced as energy prices rose during the year. The oil and gas producer also announced cost-cutting efforts and operational improvements designed to increase oil drilling efficiency.

•	Shares of Broadcom Ltd. rose amid the completion of the company’s $37 billion merger with Avago Technologies, as well as the strong quarterly earnings of the combined companies.

•

Eaton, a power management company, advanced amid a series of announcements early in the year outlining more than $400 million in cost-cutting measures, a $3 billion stock buyback program, and an increase in its dividend.

•	Shares of storage company Iron Mountain, Inc., a real estate investment trust, advanced.

•

In the consumer discretionary sector, shares of cable services giant Charter Communications, Inc. gained amid strong earnings following the firm’s $65 billion purchase of Time Warner Cable and Bright House Networks. Whirlpool Corp. also helped relative results after reporting that significant cost-cutting and new acquisitions fueled fourth-quarter earnings.

What hurt performance during the year:

•	Shares of Norwegian Cruise Line Holdings Ltd. slumped after the company issued a downbeat earnings outlook.

•	Pharmaceutical companies Incyte Corp., Agios Pharmaceuticals, Inc., and Kite Pharma, Inc. all declined sharply amid increased scrutiny over the industry’s pricing practices.

•	Health care technology supplier Cerner Corp. also traded lower after reporting poor third-quarter earnings and a downward revision to its fourth-quarter outlook.

Portfolio Positioning and Outlook — Capital Guardian Trust Company

The U.S. remains one of the bright spots in a global investment landscape that has been characterized by political uncertainty and muted economic growth. Although there is ambiguity about the direction of policies under the new presidential administration, business-friendly measures, including fiscal stimulus and lower corporate tax rates, are expected to be priorities. A strong job market and low energy costs have supported consumer spending, and managers continue to favor businesses that can benefit from these trends. At year end, household durables and hospitality businesses were notable areas of emphasis. Technology companies were also a significant portion of the Portfolio, particularly semiconductor companies we believe are well-positioned to take advantage of rising mobile technology use globally.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	21.1%
Consumer Discretionary	19.7
Health Care	12.1
Industrials	11.3
Financials	10.7
Energy	7.7
Real Estate	4.9
Consumer Staples	3.8
Materials	3.7
Investment Companies	3.3
Repurchase Agreements	2.5
Utilities	1.4
Cash and Other	(2.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,057.98	$5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class IB
Actual	1,000.00	1,057.45	5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class K
Actual	1,000.00	1,059.30	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.52	3.66

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.7%)
Hotels, Restaurants & Leisure (6.3%)
Norwegian Cruise Line Holdings Ltd.*	122,600	$5,214,178
Panera Bread Co., Class A*	25,800	5,291,322
Starbucks Corp.	129,680	7,199,833
Wynn Resorts Ltd.	21,400	1,851,314
Yum! Brands, Inc.	29,200	1,849,236
Yum! China Holdings, Inc.*	29,200	762,704

		22,168,587

Household Durables (3.9%)
Lennar Corp., Class A	42,800	1,837,404
Newell Brands, Inc.	147,581	6,589,492
Whirlpool Corp.	29,512	5,364,396

		13,791,292

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	7,007	5,254,339
Priceline Group, Inc. (The)*	1,300	1,905,878

		7,160,217

Media (4.8%)
Charter Communications, Inc., Class A*	30,613	8,814,095
Comcast Corp., Class A	46,000	3,176,300
Gannett Co., Inc.	156,460	1,519,227
Scripps Networks Interactive, Inc., Class A	48,109	3,433,539

		16,943,161

Multiline Retail (1.0%)
Dollar General Corp.	48,600	3,599,802

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	16,400	2,773,568

Textiles, Apparel & Luxury Goods (0.8%)
NIKE, Inc., Class B	54,642	2,777,453

Total Consumer Discretionary		69,214,080

Consumer Staples (3.8%)
Food Products (0.6%)
Mondelez International, Inc., Class A	47,790	2,118,531

Household Products (1.4%)
Procter & Gamble Co. (The)	59,374	4,992,166

Personal Products (0.2%)
Coty, Inc., Class A	40,937	749,556

Tobacco (1.6%)
Philip Morris International, Inc.	60,200	5,507,698

Total Consumer Staples		13,367,951

Energy (7.7%)
Energy Equipment & Services (1.9%)
Ensco plc, Class A	66,254	643,989
Halliburton Co.	59,775	3,233,230
Schlumberger Ltd.	33,775	2,835,411

		6,712,630

Oil, Gas & Consumable Fuels (5.8%)
Chevron Corp.	40,500	$4,766,850
ConocoPhillips	32,400	1,624,536
Enbridge, Inc.	50,300	2,118,636
EOG Resources, Inc.	50,000	5,055,000
Kinder Morgan, Inc.	121,100	2,507,981
Noble Energy, Inc.	46,659	1,775,841
Occidental Petroleum Corp.	35,600	2,535,788

		20,384,632

Total Energy		27,097,262

Financials (10.7%)
Banks (2.9%)
CIT Group, Inc.	94,400	4,028,992
JPMorgan Chase & Co.	31,164	2,689,141
Wells Fargo & Co.	61,108	3,367,662

		10,085,795

Capital Markets (3.2%)
CME Group, Inc.	27,274	3,146,056
Intercontinental Exchange, Inc.	66,500	3,751,930
Invesco Ltd.	60,500	1,835,570
Moody’s Corp.	24,700	2,328,469

		11,062,025

Insurance (4.6%)
Aon plc	56,258	6,274,455
Chubb Ltd.	39,931	5,275,684
Marsh & McLennan Cos., Inc.	69,068	4,668,306

		16,218,445

Total Financials		37,366,265

Health Care (12.1%)
Biotechnology (5.5%)
Agios Pharmaceuticals, Inc. (x)*	78,500	3,275,805
Incyte Corp.*	101,000	10,127,270
Kite Pharma, Inc. (x)*	52,800	2,367,552
Ultragenyx Pharmaceutical, Inc. (x)*	48,800	3,431,128

		19,201,755

Health Care Equipment & Supplies (2.1%)
Danaher Corp.	49,629	3,863,122
Medtronic plc	47,500	3,383,425

		7,246,547

Health Care Providers & Services (2.7%)
Aetna, Inc.	31,800	3,943,518
DaVita, Inc.*	52,800	3,389,760
Express Scripts Holding Co.*	32,347	2,225,150

		9,558,428

Health Care Technology (1.0%)
Cerner Corp.*	77,614	3,676,575

Pharmaceuticals (0.8%)
Eli Lilly & Co.	37,100	2,728,705

Total Health Care		42,412,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Industrials (11.3%)
Aerospace & Defense (3.4%)
Hexcel Corp.	87,038	$4,477,235
TransDigm Group, Inc.	30,600	7,618,176

		12,095,411

Air Freight & Logistics (1.3%)
C.H. Robinson Worldwide, Inc.	62,400	4,571,424

Commercial Services & Supplies (1.4%)
Waste Connections, Inc.	62,091	4,879,732

Electrical Equipment (1.4%)
Eaton Corp. plc	72,889	4,890,123

Machinery (0.8%)
IDEX Corp.	32,209	2,900,742

Professional Services (1.0%)
Nielsen Holdings plc	80,016	3,356,671

Road & Rail (2.0%)
Canadian National Railway Co.	40,300	2,716,220
Union Pacific Corp.	39,900	4,136,832

		6,853,052

Total Industrials		39,547,155

Information Technology (21.1%)
Electronic Equipment, Instruments & Components (2.6%)
Jabil Circuit, Inc.	229,213	5,425,472
Trimble, Inc.*	120,600	3,636,090

		9,061,562

Internet Software & Services (2.3%)
Alphabet, Inc., Class A*	468	370,866
Alphabet, Inc., Class C*	5,879	4,537,530
GoDaddy, Inc., Class A (x)*	49,300	1,723,035
VeriSign, Inc. (x)*	20,643	1,570,313

		8,201,744

IT Services (3.4%)
Accenture plc, Class A	35,146	4,116,651
Jack Henry & Associates, Inc.	32,881	2,919,175
Visa, Inc., Class A	65,064	5,076,294

		12,112,120

Semiconductors & Semiconductor Equipment (7.5%)
Analog Devices, Inc.	36,100	2,621,582
ASML Holding NV (N.Y. Shares)	53,094	5,957,147
Broadcom Ltd.	72,688	12,849,058
ON Semiconductor Corp.*	381,302	4,865,413

		26,293,200

Software (1.7%)
Microsoft Corp.	66,900	4,157,166
Mobileye NV*	27,900	1,063,548
Tableau Software, Inc., Class A*	16,400	691,260

		5,911,974

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	70,328	8,145,389
Hewlett Packard Enterprise Co.	67,300	1,557,322
HP, Inc.	67,300	998,732
NetApp, Inc.	52,100	$1,837,567

		12,539,010

Total Information Technology		74,119,610

Materials (3.7%)
Chemicals (3.0%)
Monsanto Co.	50,613	5,324,994
Potash Corp. of Saskatchewan, Inc.	175,200	3,169,368
Praxair, Inc.	17,700	2,074,263

		10,568,625

Metals & Mining (0.7%)
Allegheny Technologies, Inc. (x)	56,183	894,995
Barrick Gold Corp.	25,369	405,397
Freeport-McMoRan, Inc.*	20,124	265,435
Nucor Corp.	16,017	953,332

		2,519,159

Total Materials		13,087,784

Real Estate (4.9%)
Equity Real Estate Investment Trusts (REITs) (4.9%)
American Tower Corp. (REIT)	75,695	7,999,448
Crown Castle International Corp. (REIT)	59,600	5,171,492
Iron Mountain, Inc. (REIT)	74,500	2,419,760
Outfront Media, Inc. (REIT)	63,800	1,586,706

Total Real Estate		17,177,406

Utilities (1.4%)
Independent Power and Renewable Electricity Producers (0.7%)
AES Corp.	215,400	2,502,948

Multi-Utilities (0.7%)
Sempra Energy	22,000	2,214,080

Total Utilities		4,717,028

Total Common Stocks (96.4%) (Cost $243,949,933)		338,106,551

SHORT-TERM INVESTMENTS:
Investment Company (3.3%)
JPMorgan Prime Money Market Fund, IM Shares	11,478,196	11,481,639

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.5%)
Bank of Nova Scotia,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $1,020,001. (xx)	$1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	$100,000	$100,000
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $300,032, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $306,001. (xx)	300,000	300,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,500,292, collateralized by various Common Stocks; total market value $2,778,888. (xx)	2,500,000	2,500,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $45,322, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $46,226. (xx)	45,320	45,320
HSBC Securities, Inc.,
0.46%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $153,002. (xx)	150,000	150,000
Macquarie Bank Ltd.,
0.76%, dated 12/30/16, due 1/3/17, repurchase price $500,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	$600,000	$600,000
RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,350,068, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,377,000. (xx)	1,350,000	1,350,000
RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $900,045, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $918,000. (xx)	900,000	900,000

Total Repurchase Agreements		8,845,320

Total Short-Term Investments (5.8%) (Cost $20,326,239)		20,326,959

Total Investments (102.2%) (Cost $264,276,172)		358,433,510
Other Assets Less Liabilities (-2.2%)		(7,594,479)

Net Assets (100%)		$350,839,031

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $8,580,534. This was secured by cash collateral of $8,845,320 which was subsequently invested in joint repurchase agreements with a total value of $8,845,320, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$69,214,080	$—	$—	$69,214,080
Consumer Staples	13,367,951	—	—	13,367,951
Energy	27,097,262	—	—	27,097,262
Financials	37,366,265	—	—	37,366,265
Health Care	42,412,010	—	—	42,412,010
Industrials	39,547,155	—	—	39,547,155
Information Technology	74,119,610	—	—	74,119,610
Materials	13,087,784	—	—	13,087,784
Real Estate	17,177,406	—	—	17,177,406
Utilities	4,717,028	—	—	4,717,028
Short-Term Investments
Investment Companies	11,481,639	—	—	11,481,639
Repurchase Agreements	—	8,845,320	—	8,845,320

Total Assets	$349,588,190	$8,845,320	$—	$358,433,510

Total Liabilities	$—	$—	$—	$—

Total	$349,588,190	$8,845,320	$—	$358,433,510

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$67,724,623
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$104,038,880

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,157,185
Aggregate gross unrealized depreciation	(14,815,268)

Net unrealized appreciation	$94,341,917

Federal income tax cost of investments	$264,091,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $255,430,852)	$349,588,190
Repurchase Agreements (Cost $8,845,320)	8,845,320
Cash	1,465,049
Dividends, interest and other receivables	378,420
Receivable from Separate Accounts for Trust shares sold	28,009
Securities lending income receivable	7,031
Other assets	1,138

Total assets	360,313,157

LIABILITIES
Payable for return of collateral on securities loaned	8,845,320
Payable to Separate Accounts for Trust shares redeemed	263,072
Investment management fees payable	173,821
Distribution fees payable – Class IB	66,006
Administrative fees payable	29,568
Distribution fees payable – Class IA	8,289
Trustees’ fees payable	2,661
Accrued expenses	85,389

Total liabilities	9,474,126

NET ASSETS	$350,839,031

Net assets were comprised of:
Paid in capital	$266,472,594
Accumulated undistributed net investment income (loss)	184,604
Accumulated undistributed net realized gain (loss) on investments	(9,975,505)
Net unrealized appreciation (depreciation) on investments	94,157,338

Net assets	$350,839,031

Class IA
Net asset value, offering and redemption price per share, $38,796,688 / 1,712,450 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.66

Class IB
Net asset value, offering and redemption price per share, $308,617,006 / 13,607,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.68

Class K
Net asset value, offering and redemption price per share, $3,425,337 / 151,515 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.61

(x)	Includes value of securities on loan of $8,580,534.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $31,152 foreign withholding tax)	$5,839,447
Interest	4,693
Securities lending (net)	57,244

Total income	5,901,384

EXPENSES
Investment management fees	2,237,037
Distribution fees – Class IB	756,483
Administrative fees	345,633
Distribution fees – Class IA	95,965
Professional fees	54,937
Custodian fees	38,000
Printing and mailing expenses	23,071
Trustees’ fees	7,932
Miscellaneous	5,814

Gross expenses	3,564,872
Less: Waiver from investment manager	(233,827)

Net expenses	3,331,045

NET INVESTMENT INCOME (LOSS)	2,570,339

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	9,430,332
Net change in unrealized appreciation (depreciation) on investments	15,708,085

NET REALIZED AND UNREALIZED GAIN (LOSS)	25,138,417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,708,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,570,339	$1,724,884
Net realized gain (loss) on investments	9,430,332	36,604,525
Net change in unrealized appreciation (depreciation) on investments	15,708,085	(31,284,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,708,756	7,044,934

DIVIDENDS:
Dividends from net investment income
Class IA	(331,832)	(240,745)
Class IB	(2,640,664)	(1,874,725)
Class K	(37,952)	(24,703)

TOTAL DIVIDENDS:	(3,010,448)	(2,140,173)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 110,000 and 231,477 shares, respectively ]	2,365,356	5,027,329
Capital shares issued in reinvestment of dividends [ 14,467 and 11,618 shares, respectively ]	331,832	240,745
Capital shares repurchased [ (291,177) and (332,666) shares, respectively ]	(6,279,055)	(7,153,655)

Total Class IA transactions	(3,581,867)	(1,885,581)

Class IB
Capital shares sold [ 485,945 and 1,005,658 shares, respectively ]	10,423,738	22,076,471
Capital shares issued in reinvestment of dividends [ 115,002 and 90,373 shares, respectively ]	2,640,664	1,874,725
Capital shares repurchased [ (1,719,329) and (1,734,129) shares, respectively ]	(36,780,112)	(37,619,573)

Total Class IB transactions	(23,715,710)	(13,668,377)

Class K
Capital shares sold [ 56,799 and 75,633 shares, respectively ]	1,193,600	1,628,691
Capital shares issued in reinvestment of dividends [ 1,658 and 1,195 shares, respectively ]	37,952	24,703
Capital shares repurchased [ (44,868) and (96,475) shares, respectively ]	(959,898)	(2,075,881)

Total Class K transactions	271,654	(422,487)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(27,025,923)	(15,976,445)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,327,615)	(11,071,684)
NET ASSETS:
Beginning of year	353,166,646	364,238,330

End of year (a)	$350,839,031	$353,166,646

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$184,604	$133,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014		2013	2012
Net asset value, beginning of year	$21.07		$20.81		$18.96		$14.58	$12.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	###	0.10		0.12	##	0.09	0.13
Net realized and unrealized gain (loss) on investments	1.62		0.29		1.87		4.54	2.05

Total from investment operations	1.78		0.39		1.99		4.63	2.18

Less distributions:
Dividends from net investment income	(0.19)		(0.13)		(0.14)		(0.25)	(0.13)

Net asset value, end of year	$22.66		$21.07		$20.81		$18.96	$14.58

Total return	8.46%		1.87	%(dd)	10.51%		31.82%	17.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$38,797		$39,601		$40,961		$38,398	$26,189
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%		0.97%	0.97%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%		0.97%	0.97%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.04%		1.03%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.74	%(gg)	0.47%		0.64	%(aa)	0.54%	0.91%
After waivers and fees paid indirectly (f)	0.74	%(gg)	0.47%		0.64	%(aa)	0.54%	0.91%
Before waivers and fees paid indirectly (f)	0.67	%(gg)	0.40%		0.57	%(aa)	0.47%	0.86%
Portfolio turnover rate^	20%		31%		27%		31%	30%

	Year Ended December 31,
Class IB	2016		2015		2014		2013	2012
Net asset value, beginning of year	$21.10		$20.83		$18.98		$14.60	$12.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	###	0.10		0.12	##	0.09	0.12
Net realized and unrealized gain (loss) on investments	1.62		0.30		1.87		4.54	2.06

Total from investment operations	1.78		0.40		1.99		4.63	2.18

Less distributions:
Dividends from net investment income	(0.20)		(0.13)		(0.14)		(0.25)	(0.13)

Net asset value, end of year	$22.68		$21.10		$20.83		$18.98	$14.60

Total return	8.40%		1.92	%(ee)	10.50%		31.78%	17.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$308,617		$310,665		$320,005		$321,605	$1,173,029
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%		0.97%		0.97%	0.97%
After waivers and fees paid indirectly (f)	0.97%		0.97%		0.97%		0.97%	0.97%
Before waivers and fees paid indirectly (f)	1.04%		1.04%		1.04%		1.03%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.74	%(hh)	0.47%		0.64	%(bb)	0.56%	0.90%
After waivers and fees paid indirectly (f)	0.74	%(hh)	0.47%		0.64	%(bb)	0.56%	0.90%
Before waivers and fees paid indirectly (f)	0.68	%(hh)	0.40%		0.57	%(bb)	0.50%	0.85%
Portfolio turnover rate^	20%		31%		27%		31%	30%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						October 30, 2013* to December 31, 2013
Class K	2016		2015		2014
Net asset value, beginning of period	$21.03		$20.76		$18.92		$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	###	0.15		0.18	##	0.02
Net realized and unrealized gain (loss) on investments	1.61		0.30		1.86		0.78

Total from investment operations	1.83		0.45		2.04		0.80

Less distributions:
Dividends from net investment income	(0.25)		(0.18)		(0.20)		(0.30)

Net asset value, end of period	$22.61		$21.03		$20.76		$18.92

Total return (b)	8.70%		2.19	%(ff)	10.76%		4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,425		$2,901		$3,272		$1,470
Ratio of expenses to average net assets:
After waivers (a)(f)	0.72%		0.72%		0.72%		0.72%
After waivers and fees paid indirectly (a)(f)	0.72%		0.72%		0.72%		0.72%
Before waivers and fees paid indirectly (a)(f)	0.79%		0.79%		0.79%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.01	%(ii)	0.71%		0.92	%(cc)	0.76%
After waivers and fees paid indirectly (a)(f)	1.01	%(ii)	0.71%		0.92	%(cc)	0.76%
Before waivers and fees paid indirectly (a)(f)	0.94	%(ii)	0.64%		0.85	%(cc)	0.69%
Portfolio turnover rate^	20%		31%		27%		31%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.74% for income before waivers, reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.78%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.04%.
(gg)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.55% for income after waivers, 0.55% for income after waivers and fees paid indirectly and 0.48% before waivers and fees paid indirectly.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.55% for income after waivers, 0.55% for income after waivers and fees paid indirectly and 0.48% before waivers and fees paid indirectly.
(ii)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers, 0.81% for income after waivers and fees paid indirectly and 0.74% before waivers and fees paid indirectly.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	11.66%	13.87%	5.36%
Portfolio – Class IB Shares	11.69	13.88	5.23
Russell 3000® Index	12.74	14.67	7.07
Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.69% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 3000® Index, returned 12.74% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ending December 31, 2016 were financials, information technology, industrials, energy and consumer discretionary.

•	The top five stocks that provided the most positive impact to performance for the year ending December 31, 2016 were JP Morgan Chase & Co, Apple Inc., Exxon Mobil Corp., Microsoft Corp. and AT&T Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ending December 31, 2016 were health care, real estate, telecommunication services, consumer staples and utilities.

•	The five stocks that had the least impact on performance for the year ending December 31, 2016 were Allergan PLC, Gilead Sciences Inc., CVS Corp., Bristol Myers Squibb and Nike Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	19.8%
Financials	15.4
Health Care	12.9
Consumer Discretionary	12.4
Industrials	10.8
Consumer Staples	8.2
Energy	6.9
Real Estate	4.0
Materials	3.3
Utilities	3.1
Telecommunication Services	2.4
Repurchase Agreements	1.6
Investment Companies	0.8
Cash and Other	(1.6)

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,081.49	$3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.60
Class IB
Actual	1,000.00	1,081.18	3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (0.4%)
Adient plc*	21,753	$1,274,726
BorgWarner, Inc.	56,860	2,242,558
Cooper Tire & Rubber Co.	10,400	404,040
Dana, Inc.	52,900	1,004,042
Delphi Automotive plc	64,400	4,337,340
Dorman Products, Inc.*	6,000	438,360
Drew Industries, Inc.	5,500	592,625
Federal-Mogul Holdings Corp. (x)*	31,000	319,610
Gentex Corp.	75,600	1,488,564
Gentherm, Inc.*	8,600	291,110
Goodyear Tire & Rubber Co. (The)	69,700	2,151,639
Lear Corp.	17,200	2,276,764
Tenneco, Inc.*	14,900	930,803
Visteon Corp.	12,600	1,012,284

		18,764,465

Automobiles (0.6%)
Ford Motor Co.	893,436	10,837,379
General Motors Co.	329,900	11,493,716
Harley-Davidson, Inc.	45,350	2,645,719
Tesla Motors, Inc. (x)*	27,500	5,876,475
Thor Industries, Inc.	14,600	1,460,730

		32,314,019

Distributors (0.1%)
Core-Mark Holding Co., Inc. (x)	11,000	473,770
Genuine Parts Co.	35,800	3,420,332
LKQ Corp.*	73,700	2,258,905
Pool Corp.	10,400	1,085,136

		7,238,143

Diversified Consumer Services (0.1%)
Apollo Education Group, Inc.*	26,330	260,667
Bright Horizons Family Solutions, Inc.*	9,500	665,190
DeVry Education Group, Inc.	8,200	255,840
Graham Holdings Co., Class B	1,000	511,950
Grand Canyon Education, Inc.*	12,900	754,005
H&R Block, Inc.	55,850	1,283,991
Houghton Mifflin Harcourt Co.*	28,400	308,140
LifeLock, Inc.*	19,200	459,264
Service Corp. International	56,100	1,593,240
ServiceMaster Global Holdings, Inc.*	31,800	1,197,906
Sotheby’s (x)*	7,900	314,894

		7,605,087

Hotels, Restaurants & Leisure (2.0%)
Aramark	56,900	2,032,468
Bloomin’ Brands, Inc.	30,200	544,506
Boyd Gaming Corp.*	11,900	240,023
Brinker International, Inc.	12,690	628,536
Buffalo Wild Wings, Inc.*	6,100	941,840
Carnival Corp.	94,160	4,901,970
Cheesecake Factory, Inc. (The)	12,800	766,464

Chipotle Mexican Grill, Inc. (x)*	6,600	$2,490,312
Choice Hotels International, Inc.	3,400	190,570
Churchill Downs, Inc.	3,200	481,440
Cracker Barrel Old Country Store, Inc. (x)	5,800	968,484
Darden Restaurants, Inc.	26,850	1,952,532
Dave & Buster’s Entertainment, Inc.*	8,800	495,440
Domino’s Pizza, Inc.	13,000	2,070,120
Dunkin’ Brands Group, Inc.	21,300	1,116,972
Hilton Worldwide Holdings, Inc.	126,400	3,438,080
Hyatt Hotels Corp., Class A*	4,600	254,196
ILG, Inc.	19,220	349,227
International Game Technology plc	22,100	563,992
Jack in the Box, Inc.	9,900	1,105,236
La Quinta Holdings, Inc.*	22,800	323,988
Las Vegas Sands Corp.	89,000	4,753,490
Marriott International, Inc., Class A	74,005	6,118,733
McDonald’s Corp.	204,421	24,882,124
MGM Resorts International*	111,400	3,211,662
Norwegian Cruise Line Holdings Ltd.*	37,300	1,586,369
Panera Bread Co., Class A*	7,100	1,456,139
Papa John’s International, Inc. (x)	7,600	650,408
Red Rock Resorts, Inc., Class A	17,500	405,825
Royal Caribbean Cruises Ltd.	41,650	3,416,966
Shake Shack, Inc., Class A (x)*	6,900	246,951
Six Flags Entertainment Corp.	16,884	1,012,365
Sonic Corp.	9,800	259,798
Starbucks Corp.	326,900	18,149,488
Texas Roadhouse, Inc.	18,200	877,968
Vail Resorts, Inc.	10,200	1,645,362
Wendy’s Co. (The)	47,800	646,256
Wyndham Worldwide Corp.	25,870	1,975,692
Wynn Resorts Ltd.	22,100	1,911,871
Yum! Brands, Inc.	80,240	5,081,599
Yum! China Holdings, Inc.*	90,840	2,372,741

		106,518,203

Household Durables (0.6%)
CalAtlantic Group, Inc.	20,779	706,694
D.R. Horton, Inc.	88,100	2,407,773
Garmin Ltd.	26,100	1,265,589
GoPro, Inc., Class A (x)*	21,700	189,007
Harman International Industries, Inc.	19,190	2,133,160
Helen of Troy Ltd.*	6,000	506,700
Leggett & Platt, Inc.	33,200	1,622,816
Lennar Corp., Class A	49,300	2,116,449
Meritage Homes Corp.*	6,100	212,280
Mohawk Industries, Inc.*	14,800	2,955,264
Newell Brands, Inc.	109,190	4,875,334
NVR, Inc.*	1,000	1,669,000
PulteGroup, Inc.	81,000	1,488,780
Taylor Morrison Home Corp., Class A*	20,300	390,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tempur Sealy International, Inc. (x)*	17,200	$1,174,416
Toll Brothers, Inc.*	44,200	1,370,200
TopBuild Corp.*	9,711	345,712
TRI Pointe Group, Inc.*	26,200	300,776
Tupperware Brands Corp.	15,000	789,300
Whirlpool Corp.	17,420	3,166,433

		29,686,661

Internet & Direct Marketing Retail (1.9%)
Amazon.com, Inc.*	89,180	66,873,407
Expedia, Inc.	28,743	3,256,007
Groupon, Inc. (x)*	85,600	284,192
HSN, Inc.	8,700	298,410
Liberty Expedia Holdings, Inc., Class A*	14,457	573,509
Liberty Interactive Corp. QVC Group*	104,230	2,082,515
Liberty TripAdvisor Holdings, Inc., Class A*	17,402	261,900
Liberty Ventures*	21,686	799,563
Netflix, Inc.*	95,900	11,872,420
Priceline Group, Inc. (The)*	11,380	16,683,763
Shutterfly, Inc.*	5,500	275,990
TripAdvisor, Inc.*	26,605	1,233,674

		104,495,350

Leisure Products (0.1%)
Brunswick Corp.	22,600	1,232,604
Hasbro, Inc.	27,100	2,108,109
Mattel, Inc.	79,800	2,198,490
Polaris Industries, Inc. (x)	16,100	1,326,479
Vista Outdoor, Inc.*	18,200	671,580

		7,537,262

Media (3.0%)
AMC Entertainment Holdings, Inc., Class A	12,300	413,895
AMC Networks, Inc., Class A*	14,712	770,026
Cable One, Inc.	900	559,557
CBS Corp. (Non-Voting), Class B	94,920	6,038,810
Charter Communications, Inc., Class A*	47,175	13,582,626
Cinemark Holdings, Inc.	31,500	1,208,340
Clear Channel Outdoor Holdings, Inc., Class A	59,900	302,495
Comcast Corp., Class A	552,424	38,144,877
Discovery Communications, Inc., Class A*	37,900	1,038,839
Discovery Communications, Inc., Class C*	59,800	1,601,444
DISH Network Corp., Class A*	55,660	3,224,384
Gannett Co., Inc.	20,150	195,656
IMAX Corp. (x)*	8,400	263,760
Interpublic Group of Cos., Inc. (The)	98,800	2,312,908
John Wiley & Sons, Inc., Class A	17,000	926,500
Liberty Broadband Corp., Class A*	3,100	224,626

Liberty Broadband Corp., Class C*	24,248	$1,796,049
Liberty Media Corp-Liberty Media, Class A*	12,074	378,520
Liberty Media Corp-Liberty Media, Class C*	12,348	386,863
Liberty Media Corp-Liberty SiriusXM, Class A*	24,697	852,540
Liberty Media Corp-Liberty SiriusXM, Class C*	49,394	1,675,445
Lions Gate Entertainment Corp., Class A (x)	11,400	306,660
Lions Gate Entertainment Corp., Class B*	25,915	635,954
Live Nation Entertainment, Inc.*	33,200	883,120
Madison Square Garden Co. (The), Class A*	5,929	1,016,883
Media General, Inc.*	25,400	478,282
Meredith Corp.	9,100	538,265
MSG Networks, Inc., Class A*	17,787	382,421
New York Times Co. (The), Class A	32,800	436,240
News Corp., Class A	93,361	1,069,917
News Corp., Class B	25,600	302,080
Omnicom Group, Inc.	54,900	4,672,539
Regal Entertainment Group, Class A (x)	18,700	385,220
Scripps Networks Interactive, Inc., Class A	24,100	1,720,017
Sinclair Broadcast Group, Inc., Class A	10,300	343,505
Sirius XM Holdings, Inc. (x)	418,100	1,860,545
TEGNA, Inc.	56,100	1,199,979
Time Warner, Inc.	181,026	17,474,440
Tribune Media Co., Class A	19,600	685,608
Twenty-First Century Fox, Inc., Class A	248,926	6,979,885
Twenty-First Century Fox, Inc., Class B	117,700	3,207,325
Viacom, Inc., Class A	300	11,550
Viacom, Inc., Class B	84,360	2,961,036
Walt Disney Co. (The)	371,968	38,766,505

		162,216,136

Multiline Retail (0.5%)
Big Lots, Inc. (x)	15,500	778,255
Dillard’s, Inc., Class A (x)	5,000	313,450
Dollar General Corp.	67,300	4,984,911
Dollar Tree, Inc.*	55,523	4,285,265
JC Penney Co., Inc. (x)*	63,200	525,192
Kohl’s Corp.	44,910	2,217,656
Macy’s, Inc.	74,400	2,664,264
Nordstrom, Inc. (x)	33,690	1,614,761
Sears Holdings Corp. (x)*	16,200	150,498
Target Corp.	135,260	9,769,830

		27,304,082

Specialty Retail (2.4%)
Aaron’s, Inc.	10,700	342,293
Advance Auto Parts, Inc.	17,850	3,018,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

American Eagle Outfitters, Inc. (x)	37,800	$573,426
Ascena Retail Group, Inc.*	40,768	252,354
AutoNation, Inc.*	18,900	919,485
AutoZone, Inc.*	6,890	5,441,653
Bed Bath & Beyond, Inc.	36,650	1,489,456
Best Buy Co., Inc.	71,710	3,059,866
Burlington Stores, Inc.*	18,400	1,559,400
Cabela’s, Inc.*	12,000	702,600
CarMax, Inc. (x)*	51,250	3,299,987
Chico’s FAS, Inc.	29,650	426,663
Children’s Place, Inc. (The) (x)	4,200	423,990
CST Brands, Inc.	18,058	869,493
Dick’s Sporting Goods, Inc.	22,400	1,189,440
DSW, Inc., Class A	15,200	344,280
Express, Inc.*	4,500	48,420
Five Below, Inc.*	14,100	563,436
Foot Locker, Inc.	33,700	2,388,993
GameStop Corp., Class A (x)	33,700	851,262
Gap, Inc. (The)	51,790	1,162,168
Genesco, Inc.*	4,600	285,660
Group 1 Automotive, Inc.	5,800	452,052
Guess?, Inc. (x)	3,200	38,720
Home Depot, Inc. (The)	285,260	38,247,661
L Brands, Inc.	58,690	3,864,150
Lithia Motors, Inc., Class A	5,700	551,931
Lowe’s Cos., Inc.	210,040	14,938,045
Michael’s Cos., Inc. (The)*	14,700	300,615
Monro Muffler Brake, Inc.	5,300	303,160
Murphy USA, Inc.*	8,655	532,023
Office Depot, Inc.	132,429	598,579
O’Reilly Automotive, Inc.*	22,250	6,194,622
Penske Automotive Group, Inc.	8,900	461,376
Restoration Hardware Holdings, Inc. (x)*	8,200	251,740
Ross Stores, Inc.	92,520	6,069,312
Sally Beauty Holdings, Inc.*	34,500	911,490
Signet Jewelers Ltd. (x)	20,880	1,968,149
Staples, Inc.	155,950	1,411,347
Tiffany & Co. (x)	25,500	1,974,465
TJX Cos., Inc. (The)	154,300	11,592,559
Tractor Supply Co.	34,300	2,600,283
Ulta Salon Cosmetics & Fragrance, Inc.*	13,700	3,492,678
Urban Outfitters, Inc.*	20,450	582,416
Williams-Sonoma, Inc. (x)	26,900	1,301,691

		127,852,181

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	15,680	1,354,595
Coach, Inc.	65,220	2,284,004
Columbia Sportswear Co. (x)	6,800	396,440
Deckers Outdoor Corp.*	5,600	310,184
Fossil Group, Inc. (x)*	9,900	256,014
Hanesbrands, Inc.	102,400	2,208,768
Kate Spade & Co.*	29,900	558,233
Lululemon Athletica, Inc.*	27,100	1,761,229
Michael Kors Holdings Ltd.*	43,500	1,869,630
NIKE, Inc., Class B	311,820	15,849,811
PVH Corp.	20,781	1,875,278
Ralph Lauren Corp.	15,370	1,388,218
Skechers U.S.A., Inc., Class A*	30,600	752,148

Steven Madden Ltd.*	9,202	$328,972
Under Armour, Inc., Class A (x)*	44,900	1,304,345
Under Armour, Inc., Class C*	45,218	1,138,137
VF Corp.	82,300	4,390,705
Wolverine World Wide, Inc.	27,700	608,015

		38,634,726

Total Consumer Discretionary		670,166,315

Consumer Staples (8.2%)
Beverages (1.7%)
Boston Beer Co., Inc. (The), Class A (x)*	100	16,985
Brown-Forman Corp., Class A	13,400	619,750
Brown-Forman Corp., Class B	46,800	2,102,256
Coca-Cola Co. (The)	893,040	37,025,438
Constellation Brands, Inc., Class A	39,000	5,979,090
Dr Pepper Snapple Group, Inc.	46,010	4,171,727
Molson Coors Brewing Co., Class B	40,350	3,926,458
Monster Beverage Corp.*	97,200	4,309,848
PepsiCo, Inc.	331,090	34,641,947

		92,793,499

Food & Staples Retailing (1.8%)
Casey’s General Stores, Inc.	9,800	1,165,024
Costco Wholesale Corp.	101,050	16,179,115
CVS Health Corp.	247,010	19,491,559
Kroger Co. (The)	223,720	7,720,577
Performance Food Group Co.*	6,900	165,600
PriceSmart, Inc.	300	25,050
Rite Aid Corp.*	254,100	2,093,784
Smart & Final Stores, Inc. (x)*	2,600	36,660
SpartanNash Co.	200	7,908
Sprouts Farmers Market, Inc.*	37,300	705,716
Sysco Corp.	123,450	6,835,427
United Natural Foods, Inc.*	11,600	553,552
US Foods Holding Corp.*	2,000	54,960
Walgreens Boots Alliance, Inc.	198,480	16,426,205
Wal-Mart Stores, Inc.	349,320	24,144,998
Weis Markets, Inc.	200	13,368
Whole Foods Market, Inc.	77,400	2,380,824

		98,000,327

Food Products (1.7%)
Archer-Daniels-Midland Co.	137,460	6,275,049
B&G Foods, Inc.	13,900	608,820
Bunge Ltd.	34,980	2,526,955
Calavo Growers, Inc.	500	30,700
Campbell Soup Co.	41,300	2,497,411
Conagra Brands, Inc.	103,050	4,075,627
Darling Ingredients, Inc.*	28,800	371,808
Dean Foods Co.	20,800	453,024
Flowers Foods, Inc. (x)	47,400	946,578
Fresh Del Monte Produce, Inc.	7,500	454,725
General Mills, Inc.	136,800	8,450,136
Hain Celestial Group, Inc. (The)*	25,800	1,006,974
Hershey Co. (The)	35,250	3,645,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Hormel Foods Corp.	64,600	$2,248,726
Ingredion, Inc.	17,300	2,161,808
J&J Snack Foods Corp.	1,500	200,145
JM Smucker Co. (The)	29,127	3,730,004
Kellogg Co.	60,200	4,437,342
Kraft Heinz Co. (The)	141,036	12,315,264
Lamb Weston Holdings, Inc.*	34,350	1,300,148
Lancaster Colony Corp.	4,500	636,255
McCormick & Co., Inc. (Non-Voting)	30,250	2,823,233
Mead Johnson Nutrition Co.	44,000	3,113,440
Mondelez International, Inc., Class A	351,710	15,591,304
Pilgrim’s Pride Corp.	600	11,394
Pinnacle Foods, Inc.	28,400	1,517,980
Post Holdings, Inc.*	14,800	1,189,772
Snyder’s-Lance, Inc.	19,530	748,780
Tootsie Roll Industries, Inc. (x)	800	31,800
TreeHouse Foods, Inc.*	13,300	960,127
Tyson Foods, Inc., Class A	69,900	4,311,432
WhiteWave Foods Co. (The)*	39,703	2,207,487

		90,880,155

Household Products (1.5%)
Church & Dwight Co., Inc.	60,200	2,660,238
Clorox Co. (The)	30,150	3,618,603
Colgate-Palmolive Co.	204,320	13,370,701
Energizer Holdings, Inc.	16,450	733,834
HRG Group, Inc.*	15,100	234,956
Kimberly-Clark Corp.	85,600	9,768,672
Procter & Gamble Co. (The)	589,345	49,552,128
Spectrum Brands Holdings, Inc.	6,200	758,446

		80,697,578

Personal Products (0.1%)
Avon Products, Inc.*	102,200	515,088
Coty, Inc., Class A	107,071	1,960,470
Edgewell Personal Care Co.*	16,450	1,200,686
Estee Lauder Cos., Inc. (The), Class A	50,800	3,885,692
Herbalife Ltd. (x)*	17,200	828,008
Nu Skin Enterprises, Inc., Class A	15,500	740,590
Revlon, Inc., Class A*	600	17,490

		9,148,024

Tobacco (1.4%)
Altria Group, Inc.	448,490	30,326,894
Philip Morris International, Inc.	356,730	32,637,227
Reynolds American, Inc.	191,544	10,734,126
Vector Group Ltd. (x)	21,939	498,893

		74,197,140

Total Consumer Staples		445,716,723

Energy (6.9%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	16,900	223,080
Atwood Oceanics, Inc. (x)	16,000	210,080
Baker Hughes, Inc.	104,384	6,781,829
Bristow Group, Inc.	7,100	145,408

Diamond Offshore Drilling, Inc. (x)*	17,300	$306,210
Dril-Quip, Inc.*	12,800	768,640
Ensco plc, Class A	57,000	554,040
Era Group, Inc.*	1,200	20,364
Exterran Corp.*	8,450	201,955
FMC Technologies, Inc.*	62,800	2,231,284
Forum Energy Technologies, Inc.*	6,500	143,000
Frank’s International NV (x)	8,100	99,711
Halliburton Co.	202,630	10,960,257
Helmerich & Payne, Inc. (x)	22,200	1,718,280
McDermott International, Inc.*	12,700	93,853
Nabors Industries Ltd.	78,990	1,295,436
National Oilwell Varco, Inc.	96,680	3,619,699
Noble Corp. plc (x)	58,900	348,688
Oceaneering International, Inc.	24,600	693,966
Oil States International, Inc.*	7,200	280,800
Patterson-UTI Energy, Inc.	45,900	1,235,628
Rowan Cos., plc, Class A*	28,800	544,032
RPC, Inc. (x)	1,900	37,639
Schlumberger Ltd.	323,755	27,179,232
SEACOR Holdings, Inc.*	1,500	106,920
Seadrill Ltd. (x)*	22,200	75,702
Superior Energy Services, Inc.	42,271	713,534
Transocean Ltd.*	81,000	1,193,940
U.S. Silica Holdings, Inc.	14,900	844,532
Weatherford International plc*	188,500	940,615

		63,568,354

Oil, Gas & Consumable Fuels (5.7%)
Anadarko Petroleum Corp.	129,880	9,056,532
Antero Resources Corp.*	38,500	910,525
Apache Corp.	91,780	5,825,277
Cabot Oil & Gas Corp.	108,700	2,539,232
California Resources Corp. (x)*	9,724	207,024
Callon Petroleum Co.*	29,100	447,267
Carrizo Oil & Gas, Inc.*	11,400	425,790
Cheniere Energy, Inc.*	46,900	1,943,067
Chesapeake Energy Corp. (x)*	137,210	963,214
Chevron Corp.	434,100	51,093,570
Cimarex Energy Co.	24,260	3,296,934
Concho Resources, Inc.*	32,700	4,336,020
ConocoPhillips	285,276	14,303,739
CONSOL Energy, Inc.	54,000	984,420
Continental Resources, Inc.*	20,200	1,041,108
Delek U.S. Holdings, Inc.	9,400	226,258
Devon Energy Corp.	122,830	5,609,646
Diamondback Energy, Inc.*	18,200	1,839,292
Energen Corp.*	20,400	1,176,468
EOG Resources, Inc.	125,900	12,728,490
EP Energy Corp., Class A (x)*	31,900	208,945
EQT Corp.	40,400	2,642,160
Extraction Oil & Gas, Inc. (x)*	8,487	170,079
Exxon Mobil Corp.#	956,065	86,294,427
Golar LNG Ltd.	21,900	502,386
Gulfport Energy Corp.*	29,500	638,380
Hess Corp.	66,220	4,124,844
HollyFrontier Corp.	37,332	1,222,996
Kinder Morgan, Inc.	452,671	9,374,816
Kosmos Energy Ltd.*	41,000	287,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Laredo Petroleum, Inc.*	30,700	$434,098
Marathon Oil Corp.	198,290	3,432,400
Marathon Petroleum Corp.	121,890	6,137,161
Matador Resources Co. (x)*	18,100	466,256
Murphy Oil Corp.	50,920	1,585,140
Newfield Exploration Co.*	46,550	1,885,275
Noble Energy, Inc.	104,228	3,966,918
Oasis Petroleum, Inc.*	42,800	647,992
Occidental Petroleum Corp.	180,560	12,861,289
ONEOK, Inc.	48,000	2,755,680
Parsley Energy, Inc., Class A*	35,500	1,251,020
PBF Energy, Inc., Class A (x)	22,900	638,452
PDC Energy, Inc.*	9,900	718,542
Phillips 66	106,088	9,167,064
Pioneer Natural Resources Co.	37,250	6,707,607
QEP Resources, Inc.*	53,400	983,094
Range Resources Corp.	49,600	1,704,256
Rice Energy, Inc.*	27,900	595,665
RSP Permian, Inc.*	22,500	1,003,950
Scorpio Tankers, Inc.	24,200	109,626
SemGroup Corp., Class A	9,800	409,150
Ship Finance International Ltd. (x)	10,100	149,985
SM Energy Co.	15,700	541,336
Southwestern Energy Co.*	114,550	1,239,431
Spectra Energy Corp.	165,200	6,788,068
Targa Resources Corp.	37,900	2,125,053
Teekay Corp.	10,600	85,118
Tesoro Corp.	29,810	2,606,885
Valero Energy Corp.	113,930	7,783,698
Western Refining, Inc.	18,600	704,010
Whiting Petroleum Corp.*	46,200	555,324
Williams Cos., Inc. (The)	162,200	5,050,908
World Fuel Services Corp.	17,900	821,789
WPX Energy, Inc.*	64,033	932,961

		311,265,517

Total Energy		374,833,871

Financials (15.4%)
Banks (6.7%)
1st Source Corp.	100	4,466
Ameris Bancorp	500	21,800
Arrow Financial Corp.	206	8,343
Associated Banc-Corp.	40,500	1,000,350
Banc of California, Inc. (x)	5,800	100,630
Banco Latinoamericano de Comercio Exterior SA, Class E	100	2,944
BancorpSouth, Inc.	31,550	979,627
Bank of America Corp.	2,366,492	52,299,473
Bank of Hawaii Corp. (x)	12,700	1,126,363
Bank of the Ozarks, Inc.	17,400	915,066
BankUnited, Inc.	26,500	998,785
Banner Corp.	4,000	223,240
BB&T Corp.	187,079	8,796,455
Blue Hills Bancorp, Inc.	1,400	26,250
BOK Financial Corp. (x)	6,050	502,392
Boston Private Financial Holdings, Inc.	400	6,620
Bridge Bancorp, Inc.	400	15,160
Brookline Bancorp, Inc.	29,000	475,600

Cathay General Bancorp	21,630	$822,589
CenterState Banks, Inc.	400	10,068
Central Pacific Financial Corp.	900	28,278
Chemical Financial Corp.	15,214	824,142
CIT Group, Inc.	45,700	1,950,476
Citigroup, Inc.	673,172	40,006,612
Citizens Financial Group, Inc.	124,500	4,435,935
City Holding Co.	10,030	678,028
CoBiz Financial, Inc.	800	13,512
Columbia Banking System, Inc.	14,000	625,520
Comerica, Inc.	43,300	2,949,163
Commerce Bancshares, Inc.	25,282	1,461,552
Community Bank System, Inc. (x)	8,900	549,931
Community Trust Bancorp, Inc.	400	19,840
ConnectOne Bancorp, Inc.	600	15,570
CU Bancorp*	100	3,580
Cullen/Frost Bankers, Inc. (x)	12,200	1,076,406
Customers Bancorp, Inc.*	400	14,328
CVB Financial Corp. (x)	25,800	591,594
Eagle Bancorp, Inc.*	3,400	207,230
East West Bancorp, Inc.	39,500	2,007,785
FCB Financial Holdings, Inc., Class A*	6,800	324,360
Fidelity Southern Corp.	700	16,569
Fifth Third Bancorp	177,050	4,775,038
Financial Institutions, Inc.	400	13,680
First Bancorp	300	8,142
First BanCorp*	8,000	52,880
First Busey Corp.	6,133	188,774
First Citizens BancShares, Inc., Class A	2,200	781,000
First Commonwealth Financial Corp.	10,000	141,800
First Community Bancshares, Inc.	400	12,056
First Financial Bancorp	2,700	76,815
First Financial Bankshares, Inc. (x)	18,800	849,760
First Financial Corp.	9,800	517,440
First Hawaiian, Inc. (x)	4,400	153,208
First Horizon National Corp.	68,162	1,363,922
First Interstate BancSystem, Inc., Class A (x)	1,200	51,060
First Merchants Corp.	200	7,530
First Midwest Bancorp, Inc.	12,500	315,375
First of Long Island Corp. (The)	150	4,282
First Republic Bank	31,800	2,930,052
Flushing Financial Corp.	600	17,634
FNB Corp.	48,700	780,661
Fulton Financial Corp.	42,300	795,240
German American Bancorp, Inc.	300	15,783
Glacier Bancorp, Inc.	20,100	728,223
Great Southern Bancorp, Inc. (x)	300	16,395
Great Western Bancorp, Inc.	13,800	601,542
Hancock Holding Co.	24,124	1,039,744
Hanmi Financial Corp.	100	3,490
Heritage Financial Corp.	700	18,025
Hilltop Holdings, Inc.	18,400	548,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Home BancShares, Inc.	21,800	$605,386
Hope Bancorp, Inc.	29,283	641,005
Huntington Bancshares, Inc.	250,591	3,312,813
IBERIABANK Corp.	8,400	703,500
Independent Bank Corp.	1,500	105,675
Independent Bank Group, Inc.	200	12,480
International Bancshares Corp.	16,300	665,040
Investors Bancorp, Inc.	92,965	1,296,862
JPMorgan Chase & Co.	834,625	72,019,791
KeyCorp	252,202	4,607,731
Lakeland Bancorp, Inc.	600	11,700
Lakeland Financial Corp.	150	7,104
LegacyTexas Financial Group, Inc.	5,500	236,830
Live Oak Bancshares, Inc.	900	16,650
M&T Bank Corp.	34,457	5,390,109
MainSource Financial Group, Inc.	600	20,640
MB Financial, Inc.	13,100	618,713
Mercantile Bank Corp.	400	15,080
NBT Bancorp, Inc.	15,100	632,388
Old National Bancorp	23,600	428,340
Opus Bank	4,500	135,225
Pacific Premier Bancorp, Inc.*	100	3,535
PacWest Bancorp	26,596	1,447,886
Park National Corp.	300	35,898
Park Sterling Corp.	800	8,632
Peoples Bancorp, Inc.	400	12,984
People’s United Financial, Inc.	74,200	1,436,512
Pinnacle Financial Partners, Inc.	10,500	727,650
PNC Financial Services Group, Inc. (The)	118,018	13,803,385
Popular, Inc.	24,050	1,053,871
Preferred Bank	300	15,726
PrivateBancorp, Inc.	18,000	975,420
Prosperity Bancshares, Inc.	15,900	1,141,302
Regions Financial Corp.	298,000	4,279,280
Renasant Corp.	1,300	54,886
Republic Bancorp, Inc., Class A	300	11,862
S&T Bancorp, Inc.	11,700	456,768
Sandy Spring Bancorp, Inc.	400	15,996
Seacoast Banking Corp. of Florida*	1,100	24,266
ServisFirst Bancshares, Inc.	3,600	134,784
Signature Bank*	12,100	1,817,420
Simmons First National Corp., Class A (x)	1,200	74,580
South State Corp.	5,900	515,660
Sterling Bancorp	28,800	673,920
Stock Yards Bancorp, Inc.	500	23,475
Sun Bancorp, Inc.	300	7,800
SunTrust Banks, Inc.	122,950	6,743,808
SVB Financial Group*	13,400	2,300,244
Synovus Financial Corp.	29,000	1,191,320
TCF Financial Corp.	56,950	1,115,651
Texas Capital Bancshares, Inc.*	12,000	940,800
Tompkins Financial Corp. (x)	6,939	656,013
Towne Bank	16,379	544,602
TriCo Bancshares	600	20,508
TriState Capital Holdings, Inc.*	500	11,050
Trustmark Corp.	11,650	415,323

U.S. Bancorp	372,090	$19,114,263
UMB Financial Corp.	10,600	817,472
Umpqua Holdings Corp.	44,690	839,278
United Bankshares, Inc. (x)	14,100	652,125
United Community Banks, Inc.	12,500	370,250
Univest Corp. of Pennsylvania	600	18,540
Valley National Bancorp	71,829	836,090
Washington Trust Bancorp, Inc.	200	11,210
Webster Financial Corp.	25,700	1,394,996
Wells Fargo & Co.	1,052,119	57,982,278
WesBanco, Inc.	13,900	598,534
Westamerica Bancorp (x)	4,500	283,185
Western Alliance Bancorp*	20,800	1,013,168
Wintrust Financial Corp.	11,500	834,555
Yadkin Financial Corp.	6,200	212,412
Zions Bancorp	49,600	2,134,784

		364,233,522

Capital Markets (2.9%)
Affiliated Managers Group, Inc.*	13,740	1,996,422
Ameriprise Financial, Inc.	36,860	4,089,248
Artisan Partners Asset Management, Inc., Class A	9,100	270,725
Associated Capital Group, Inc., Class A	6,900	226,665
Bank of New York Mellon Corp. (The)	246,350	11,672,063
BGC Partners, Inc., Class A	50,700	518,661
BlackRock, Inc.	29,310	11,153,627
CBOE Holdings, Inc.	20,100	1,485,189
Charles Schwab Corp. (The)	268,134	10,583,249
CME Group, Inc.	78,165	9,016,333
Cohen & Steers, Inc.	10,700	359,520
Donnelley Financial Solutions, Inc.*	6,141	141,120
E*TRADE Financial Corp.*	68,710	2,380,801
Eaton Vance Corp.	34,740	1,454,911
Evercore Partners, Inc., Class A	8,900	611,430
FactSet Research Systems, Inc.	10,000	1,634,300
Federated Investors, Inc., Class B	23,300	658,924
Financial Engines, Inc.	13,900	510,825
Franklin Resources, Inc.	83,090	3,288,702
GAMCO Investors, Inc., Class A (x)	6,600	203,874
Goldman Sachs Group, Inc. (The)	88,400	21,167,380
Interactive Brokers Group, Inc., Class A	14,040	512,600
Intercontinental Exchange, Inc.	135,390	7,638,704
INTL FCStone, Inc.*	100	3,960
Invesco Ltd.	96,600	2,930,844
Investment Technology Group, Inc.	300	5,922
Janus Capital Group, Inc.	31,300	415,351
KCG Holdings, Inc., Class A*	19,400	257,050
Ladenburg Thalmann Financial Services, Inc. (x)*	500	1,220
Lazard Ltd., Class A	34,700	1,425,823
Legg Mason, Inc.	30,750	919,733
LPL Financial Holdings, Inc. (x)	22,800	802,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

MarketAxess Holdings, Inc.	10,860	$1,595,551
Moelis & Co., Class A	5,700	193,230
Moody’s Corp.	39,750	3,747,233
Morgan Stanley	335,873	14,190,634
Morningstar, Inc.	3,200	235,392
MSCI, Inc.	21,334	1,680,693
Nasdaq, Inc.	29,600	1,986,752
Northern Trust Corp.	48,650	4,332,283
NorthStar Asset Management Group, Inc.	48,550	724,366
OM Asset Management plc	12,600	182,700
Piper Jaffray Cos.*	5,600	406,000
PJT Partners, Inc., Class A	200	6,176
Raymond James Financial, Inc.	29,600	2,050,392
S&P Global, Inc.	61,130	6,573,920
SEI Investments Co.	33,650	1,660,964
State Street Corp.	92,750	7,208,530
Stifel Financial Corp.*	15,339	766,183
T Rowe Price Group, Inc.	57,080	4,295,841
TD Ameritrade Holding Corp.	56,836	2,478,050
Thomson Reuters Corp.	68,900	3,016,442
Virtu Financial, Inc., Class A	12,700	202,565
Virtus Investment Partners, Inc. (x)	100	11,805
Waddell & Reed Financial, Inc., Class A (x)	23,920	466,679
Westwood Holdings Group, Inc.	200	11,998
WisdomTree Investments, Inc. (x)	27,400	305,236

		156,667,579

Consumer Finance (0.9%)
Ally Financial, Inc.	117,200	2,229,144
American Express Co.	186,056	13,783,028
Capital One Financial Corp.	121,970	10,640,663
Credit Acceptance Corp. (x)*	1,900	413,269
Discover Financial Services	97,370	7,019,403
Encore Capital Group, Inc. (x)*	200	5,730
FirstCash, Inc.	10,972	515,684
Green Dot Corp., Class A*	2,500	58,875
LendingClub Corp. (x)*	75,700	397,425
Navient Corp.	80,584	1,323,995
Nelnet, Inc., Class A	3,900	197,925
OneMain Holdings, Inc.*	11,300	250,182
PRA Group, Inc.*	13,600	531,760
Santander Consumer USA Holdings, Inc.*	21,800	294,300
SLM Corp.*	117,584	1,295,776
Synchrony Financial	198,800	7,210,476

		46,167,635

Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	433,585	70,665,683
FNF Group	65,689	2,230,799
FNFV Group*	18,860	258,382
Leucadia National Corp.	91,388	2,124,771
NewStar Financial, Inc.*	300	2,775
On Deck Capital, Inc. (x)*	2,800	12,964
Voya Financial, Inc.	55,700	2,184,554

		77,479,928

Insurance (3.1%)
Aflac, Inc.	94,550	$6,580,680
Alleghany Corp.*	3,854	2,343,695
Allied World Assurance Co. Holdings AG	25,640	1,377,124
Allstate Corp. (The)	91,640	6,792,357
Ambac Financial Group, Inc.*	100	2,250
American Equity Investment Life Holding Co.	17,400	392,196
American Financial Group, Inc.	16,830	1,483,060
American International Group, Inc.	254,136	16,597,622
American National Insurance Co.	4,000	498,440
AMERISAFE, Inc.	2,700	168,345
AmTrust Financial Services, Inc.	18,600	509,268
Aon plc	61,878	6,901,253
Arch Capital Group Ltd.*	29,800	2,571,442
Argo Group International Holdings Ltd.	4,700	309,730
Arthur J. Gallagher & Co.	39,500	2,052,420
Aspen Insurance Holdings Ltd.	18,170	999,350
Assurant, Inc.	17,600	1,634,336
Assured Guaranty Ltd.	33,400	1,261,518
Axis Capital Holdings Ltd.	25,170	1,642,846
Brown & Brown, Inc.	35,300	1,583,558
Chubb Ltd.	105,944	13,997,321
Cincinnati Financial Corp.	34,320	2,599,740
Citizens, Inc. (x)*	700	6,874
CNA Financial Corp.	9,600	398,400
CNO Financial Group, Inc.	59,300	1,135,595
Crawford & Co., Class B	600	7,536
Donegal Group, Inc., Class A	400	6,992
EMC Insurance Group, Inc.	200	6,002
Endurance Specialty Holdings Ltd.	15,428	1,425,547
Enstar Group Ltd.*	2,700	533,790
Erie Indemnity Co., Class A	5,900	663,455
Everest Reinsurance Group Ltd.	9,800	2,120,720
FBL Financial Group, Inc., Class A	1,500	117,225
Fidelity & Guaranty Life (x)	7,100	168,270
First American Financial Corp.	26,400	967,032
Genworth Financial, Inc., Class A*	116,400	443,484
Global Indemnity Ltd.*	100	3,821
Greenlight Capital Reinsurance Ltd., Class A*	300	6,840
Hanover Insurance Group, Inc. (The)	10,690	972,897
Hartford Financial Services Group, Inc. (The)	93,210	4,441,457
Heritage Insurance Holdings, Inc.	1,800	28,206
Horace Mann Educators Corp.	6,200	265,360
Infinity Property & Casualty Corp.	100	8,790
James River Group Holdings Ltd.	100	4,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kemper Corp.	12,000	$531,600
Lincoln National Corp.	60,250	3,992,768
Loews Corp.	64,792	3,034,209
Markel Corp.*	3,460	3,129,570
Marsh & McLennan Cos., Inc.	120,250	8,127,698
MBIA, Inc.*	20,800	222,560
Mercury General Corp.	4,800	289,008
MetLife, Inc.	216,260	11,654,251
National General Holdings Corp.	13,000	324,870
Navigators Group, Inc. (The)	600	70,650
Old Republic International Corp.	71,894	1,365,986
OneBeacon Insurance Group Ltd., Class A	18,600	298,530
Primerica, Inc.	14,700	1,016,505
Principal Financial Group, Inc.	62,900	3,639,394
ProAssurance Corp.	19,000	1,067,800
Progressive Corp. (The)	138,400	4,913,200
Prudential Financial, Inc.	102,731	10,690,188
Reinsurance Group of America, Inc.	15,510	1,951,623
RenaissanceReinsurance Holdings Ltd.	9,760	1,329,507
RLI Corp.	8,880	560,594
Selective Insurance Group, Inc.	13,700	589,785
State Auto Financial Corp.	300	8,043
State National Cos., Inc.	900	12,474
Third Point Reinsurance Ltd.*	12,500	144,375
Torchmark Corp.	32,605	2,404,945
Travelers Cos., Inc. (The)	69,570	8,516,759
Trupanion, Inc. (x)*	1,000	15,520
United Fire Group, Inc.	300	14,751
United Insurance Holdings Corp.	900	13,626
Unum Group	59,400	2,609,442
Validus Holdings Ltd.	17,158	943,862
W. R. Berkley Corp.	27,100	1,802,421
White Mountains Insurance Group Ltd.	1,100	919,655
WMIH Corp.*	200	310
XL Group Ltd.	73,270	2,730,040

		164,967,518

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AG Mortgage Investment Trust, Inc. (REIT)	1,400	23,954
AGNC Investment Corp. (REIT)	95,100	1,724,163
Annaly Capital Management, Inc. (REIT)	269,553	2,687,443
Anworth Mortgage Asset Corp. (REIT)	100	517
Apollo Commercial Real Estate Finance, Inc. (REIT)	835	13,878
ARMOUR Residential REIT, Inc. (REIT) (x)	400	8,676
Capstead Mortgage Corp. (REIT)	16,500	168,135
Chimera Investment Corp. (REIT)	44,040	749,561

Colony Capital, Inc. (REIT), Class A (x)	19,100	$386,775
CYS Investments, Inc. (REIT)	37,400	289,102
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	500	9,495
Invesco Mortgage Capital, Inc. (REIT)	24,500	357,700
Ladder Capital Corp. (REIT)	27,988	383,995
MFA Financial, Inc. (REIT)	120,050	915,982
MTGE Investment Corp. (REIT)	900	14,130
New Residential Investment Corp. (REIT)	48,750	766,350
New York Mortgage Trust, Inc. (REIT) (x)	1,100	7,260
PennyMac Mortgage Investment Trust (REIT)	15,600	255,372
Redwood Trust, Inc. (REIT)	17,000	258,570
Resource Capital Corp. (REIT) (x)	1,600	13,328
Starwood Property Trust, Inc. (REIT)	57,200	1,255,540
Two Harbors Investment Corp. (REIT)	86,200	751,664
Western Asset Mortgage Capital Corp. (REIT)	3,300	33,231

		11,074,821

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	20,500	382,325
Bank Mutual Corp.	29,400	277,830
Beneficial Bancorp, Inc.	31,416	578,054
BofI Holding, Inc. (x)*	14,800	422,540
Capitol Federal Financial, Inc.	29,886	491,924
Clifton Bancorp, Inc. (x)	600	10,152
Dime Community Bancshares, Inc.	24,800	498,480
Essent Group Ltd.*	12,000	388,440
EverBank Financial Corp.	14,600	283,970
Flagstar Bancorp, Inc.*	1,800	48,492
HomeStreet, Inc.*	300	9,480
Kearny Financial Corp.	35,632	554,078
Meridian Bancorp, Inc.	1,300	24,570
MGIC Investment Corp.*	75,800	772,402
Nationstar Mortgage Holdings, Inc. (x)*	20,600	372,036
New York Community Bancorp, Inc.	108,550	1,727,030
Northfield Bancorp, Inc.	1,000	19,970
Northwest Bancshares, Inc.	22,100	398,463
Oritani Financial Corp.	1,400	26,250
PHH Corp.*	400	6,064
Provident Financial Services, Inc.	1,000	28,300
Radian Group, Inc.	50,400	906,192
TFS Financial Corp.	8,600	163,744
TrustCo Bank Corp.	15,500	135,625
United Financial Bancorp, Inc.	1,200	21,792
Walker & Dunlop, Inc.*	200	6,240
Washington Federal, Inc.	23,100	793,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Waterstone Financial, Inc.	500	$9,200
WSFS Financial Corp.	200	9,270

		9,366,398

Total Financials		829,957,401

Health Care (12.9%)
Biotechnology (2.8%)
AbbVie, Inc.	373,604	23,395,082
ACADIA Pharmaceuticals, Inc. (x)*	22,600	651,784
Acceleron Pharma, Inc.*	7,600	193,952
Achillion Pharmaceuticals, Inc.*	49,600	204,848
Agenus, Inc. (x)*	22,800	93,936
Agios Pharmaceuticals, Inc. (x)*	8,400	350,532
Alder Biopharmaceuticals, Inc. (x)*	16,600	345,280
Alexion Pharmaceuticals, Inc.*	52,253	6,393,155
Alkermes plc*	37,600	2,089,808
Alnylam Pharmaceuticals, Inc. (x)*	17,900	670,176
AMAG Pharmaceuticals, Inc. (x)*	16,000	556,800
Amgen, Inc.	173,439	25,358,516
Amicus Therapeutics, Inc. (x)*	22,900	113,813
Arena Pharmaceuticals, Inc. (x)*	66,800	94,856
ARIAD Pharmaceuticals, Inc. (x)*	49,900	620,756
Avexis, Inc. (x)*	1,900	90,687
Axovant Sciences Ltd. (x)*	9,100	113,022
Biogen, Inc.*	51,460	14,593,027
BioMarin Pharmaceutical, Inc.*	39,500	3,272,180
Bluebird Bio, Inc.*	8,000	493,600
Celgene Corp.*	176,838	20,468,998
Celldex Therapeutics, Inc. (x)*	27,100	95,934
Clovis Oncology, Inc. (x)*	6,700	297,614
Eagle Pharmaceuticals, Inc. (x)*	3,500	277,690
Emergent BioSolutions, Inc.*	5,500	180,620
Esperion Therapeutics, Inc. (x)*	5,600	70,112
Exact Sciences Corp. (x)*	29,500	394,120
Exelixis, Inc.*	72,200	1,076,502
FibroGen, Inc. (x)*	14,700	314,580
Five Prime Therapeutics, Inc.*	6,100	305,671
Genomic Health, Inc.*	9,100	267,449
Gilead Sciences, Inc.	305,891	21,904,855
Halozyme Therapeutics, Inc. (x)*	25,700	253,916
Heron Therapeutics, Inc. (x)*	13,500	176,850
Incyte Corp.*	37,700	3,780,179
Insys Therapeutics, Inc. (x)*	16,800	154,560
Intercept Pharmaceuticals, Inc. (x)*	3,200	347,680
Intrexon Corp. (x)*	10,900	264,870
Ionis Pharmaceuticals, Inc. (x)*	31,900	1,525,777
Ironwood Pharmaceuticals, Inc.*	22,200	339,438
Juno Therapeutics, Inc. (x)*	14,700	277,095

Karyopharm Therapeutics, Inc. (x)*	10,700	$100,580
Keryx Biopharmaceuticals, Inc. (x)*	30,700	179,902
Kite Pharma, Inc. (x)*	7,200	322,848
Lexicon Pharmaceuticals, Inc. (x)*	15,400	212,982
Ligand Pharmaceuticals, Inc. (x)*	3,500	355,635
MacroGenics, Inc.*	2,800	57,232
Merrimack Pharmaceuticals, Inc. (x)*	26,500	108,120
MiMedx Group, Inc. (x)*	18,300	162,138
Momenta Pharmaceuticals, Inc.*	11,700	176,085
Myriad Genetics, Inc. (x)*	7,150	119,190
Neurocrine Biosciences, Inc.*	18,900	731,430
Novavax, Inc. (x)*	59,200	74,592
Ophthotech Corp. (x)*	2,900	14,007
OPKO Health, Inc. (x)*	85,025	790,733
PDL BioPharma, Inc.	58,500	124,020
Portola Pharmaceuticals, Inc. (x)*	11,200	251,328
Prothena Corp. plc (x)*	7,900	388,601
Puma Biotechnology, Inc. (x)*	5,000	153,500
Radius Health, Inc. (x)*	6,900	262,407
Regeneron Pharmaceuticals, Inc.*	18,600	6,827,874
Repligen Corp.*	3,700	114,034
Retrophin, Inc.*	7,300	138,189
Sage Therapeutics, Inc. (x)*	7,900	403,374
Sarepta Therapeutics, Inc.*	9,800	268,814
Seattle Genetics, Inc. (x)*	23,100	1,218,987
Seres Therapeutics, Inc. (x)*	7,000	69,300
Spark Therapeutics, Inc.*	4,800	239,520
Synergy Pharmaceuticals, Inc. (x)*	33,100	201,579
TESARO, Inc. (x)*	6,100	820,328
Ultragenyx Pharmaceutical, Inc. (x)*	8,700	611,697
United Therapeutics Corp.*	13,000	1,864,590
Vertex Pharmaceuticals, Inc.*	60,700	4,471,769
ZIOPHARM Oncology, Inc. (x)*	37,668	201,524

		154,507,229

Health Care Equipment & Supplies (2.5%)
Abaxis, Inc.	4,600	242,742
Abbott Laboratories	345,550	13,272,576
ABIOMED, Inc.*	9,900	1,115,532
Alere, Inc.*	21,250	828,112
Align Technology, Inc.*	16,900	1,624,597
Analogic Corp.	2,000	165,900
Baxter International, Inc.	117,280	5,200,195
Becton Dickinson and Co.	48,450	8,020,897
Boston Scientific Corp.*	319,300	6,906,459
C.R. Bard, Inc.	17,480	3,927,057
Cantel Medical Corp.	8,150	641,812
CONMED Corp.	4,200	185,514
Cooper Cos., Inc. (The)	11,800	2,064,174
Cynosure, Inc., Class A*	6,600	300,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Danaher Corp.	142,460	$11,089,086
DENTSPLY SIRONA, Inc.	56,580	3,266,363
DexCom, Inc.*	20,100	1,199,970
Edwards Lifesciences Corp.*	51,200	4,797,440
Endologix, Inc. (x)*	17,400	99,528
Glaukos Corp.*	3,300	113,190
Globus Medical, Inc., Class A*	14,100	349,821
Haemonetics Corp.*	12,100	486,420
Halyard Health, Inc.*	7,975	294,916
Hill-Rom Holdings, Inc.	14,830	832,556
Hologic, Inc.*	62,600	2,511,512
ICU Medical, Inc.*	2,400	353,640
IDEXX Laboratories, Inc.*	22,600	2,650,302
Inogen, Inc.*	2,500	167,925
Insulet Corp.*	13,900	523,752
Integer Holdings Corp.*	8,600	253,270
Integra LifeSciences Holdings Corp. (x)*	7,300	626,267
Intuitive Surgical, Inc.*	8,900	5,644,113
Masimo Corp.*	13,200	889,680
Medtronic plc	321,485	22,899,377
Meridian Bioscience, Inc.	16,100	284,970
Natus Medical, Inc.*	5,700	198,360
Neogen Corp.*	9,900	653,400
Nevro Corp. (x)*	5,600	406,896
NuVasive, Inc.*	12,950	872,312
NxStage Medical, Inc.*	16,100	421,981
Orthofix International NV*	100	3,618
Penumbra, Inc.*	4,100	261,580
ResMed, Inc. (x)	34,700	2,153,135
Spectranetics Corp. (The)*	11,600	284,200
St. Jude Medical, Inc.	68,400	5,484,996
Stryker Corp.	79,870	9,569,225
Teleflex, Inc.	10,900	1,756,535
Varian Medical Systems, Inc.*	22,310	2,002,992
West Pharmaceutical Services, Inc.	16,900	1,433,627
Wright Medical Group NV (x)*	21,955	504,526
Zeltiq Aesthetics, Inc. (x)*	7,700	335,104
Zimmer Biomet Holdings, Inc.	42,400	4,375,680

		134,548,792

Health Care Providers & Services (2.5%)
Acadia Healthcare Co., Inc. (x)*	14,500	479,950
Aetna, Inc.	79,997	9,920,428
Air Methods Corp.*	8,000	254,800
Amedisys, Inc.*	5,800	247,254
AmerisourceBergen Corp.	41,800	3,268,342
AMN Healthcare Services, Inc.*	11,000	422,950
Anthem, Inc.	60,780	8,738,341
Brookdale Senior Living, Inc.*	50,735	630,129
Cardinal Health, Inc.	79,800	5,743,206
Centene Corp.*	42,824	2,419,984
Chemed Corp.	4,200	673,722
Cigna Corp.	59,240	7,902,024
Community Health Systems, Inc.*	33,267	185,963
DaVita, Inc.*	39,400	2,529,480
Diplomat Pharmacy, Inc. (x)*	8,900	112,140

Envision Healthcare Corp.*	25,296	$1,600,984
Express Scripts Holding Co.*	148,751	10,232,581
HCA Holdings, Inc.*	72,200	5,344,244
HealthEquity, Inc.*	9,000	364,680
HealthSouth Corp. (x)	24,800	1,022,752
Henry Schein, Inc.*	19,750	2,996,273
Humana, Inc.	34,300	6,998,229
Kindred Healthcare, Inc.	27,300	214,305
Laboratory Corp. of America Holdings*	24,435	3,136,965
LifePoint Health, Inc.*	14,250	809,400
Magellan Health, Inc.*	4,800	361,200
McKesson Corp.	54,180	7,609,581
MEDNAX, Inc.*	22,740	1,515,848
Molina Healthcare, Inc.*	12,900	699,954
Owens & Minor, Inc.	15,050	531,114
Patterson Cos., Inc. (x)	27,600	1,132,428
PharMerica Corp.*	11,870	298,530
Premier, Inc., Class A*	12,400	376,464
Quest Diagnostics, Inc.	33,230	3,053,837
Quorum Health Corp.*	4,316	31,377
Select Medical Holdings Corp.*	28,400	376,300
Surgical Care Affiliates, Inc.*	2,900	134,183
Team Health Holdings, Inc.*	19,500	847,275
Tenet Healthcare Corp.*	6,775	100,541
UnitedHealth Group, Inc.	217,520	34,811,901
Universal American Corp.*	30,800	306,460
Universal Health Services, Inc., Class B	19,580	2,082,920
VCA, Inc.*	23,650	1,623,573
WellCare Health Plans, Inc.*	10,400	1,425,632

		133,568,244

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	64,450	658,035
athenahealth, Inc. (x)*	9,100	957,047
Castlight Health, Inc., Class B (x)*	28,700	142,065
Cerner Corp.*	69,100	3,273,267
Cotiviti Holdings, Inc. (x)*	9,700	333,680
HMS Holdings Corp.*	22,500	408,600
Inovalon Holdings, Inc., Class A (x)*	15,900	163,770
Medidata Solutions, Inc.*	13,600	675,512
Omnicell, Inc.*	2,900	98,310
Quality Systems, Inc.*	6,500	85,475
Veeva Systems, Inc., Class A*	22,500	915,750

		7,711,511

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	76,430	3,482,151
Bio-Rad Laboratories, Inc., Class A*	5,100	929,628
Bio-Techne Corp.	11,450	1,177,404
Bruker Corp.	27,900	590,922
Cambrex Corp.*	6,600	356,070
Charles River Laboratories International, Inc.*	12,250	933,327
Illumina, Inc.*	35,900	4,596,636
INC Research Holdings, Inc., Class A*	9,500	499,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Mettler-Toledo International, Inc.*	6,100	$2,553,216
PAREXEL International Corp.*	14,570	957,540
PerkinElmer, Inc.	27,500	1,434,125
PRA Health Sciences, Inc.*	6,100	336,232
QIAGEN NV*	59,200	1,658,784
Quintiles IMS Holdings, Inc.*	31,780	2,416,869
Thermo Fisher Scientific, Inc.	90,950	12,833,045
VWR Corp.*	11,600	290,348
Waters Corp.*	18,000	2,419,020

		37,465,017

Pharmaceuticals (4.3%)
Akorn, Inc.*	16,200	353,646
Allergan plc*	77,447	16,264,645
Bristol-Myers Squibb Co.	385,530	22,530,373
Catalent, Inc.*	20,400	549,984
Cempra, Inc. (x)*	14,200	39,760
Dermira, Inc.*	5,700	172,881
Eli Lilly & Co.	223,510	16,439,161
Endo International plc*	50,254	827,683
Horizon Pharma plc*	37,600	608,368
Impax Laboratories, Inc.*	17,900	237,175
Innoviva, Inc. (x)*	23,900	255,730
Intra-Cellular Therapies, Inc. (x)*	9,600	144,864
Johnson & Johnson	632,660	72,888,759
Lannett Co., Inc. (x)*	9,600	211,680
Mallinckrodt plc*	28,292	1,409,507
Medicines Co. (The) (x)*	11,200	380,128
Merck & Co., Inc.	637,890	37,552,584
Mylan NV*	107,050	4,083,958
Nektar Therapeutics*	18,700	229,449
Pacira Pharmaceuticals, Inc.*	7,500	242,250
Perrigo Co. plc	35,600	2,962,988
Pfizer, Inc.	1,377,617	44,745,000
Prestige Brands Holdings, Inc.*	14,500	755,450
Supernus Pharmaceuticals, Inc.*	17,600	444,400
TherapeuticsMD, Inc. (x)*	24,800	143,096
Theravance Biopharma, Inc. (x)*	3,000	95,640
Zoetis, Inc.	107,100	5,733,063

		230,302,222

Total Health Care		698,103,015

Industrials (10.8%)
Aerospace & Defense (2.1%)
Arconic, Inc.	98,716	1,830,195
B/E Aerospace, Inc.	27,460	1,652,818
Boeing Co. (The)	136,700	21,281,456
BWX Technologies, Inc.	25,200	1,000,440
Cubic Corp.	700	33,565
Curtiss-Wright Corp.	12,700	1,249,172
DigitalGlobe, Inc.*	11,000	315,150
Esterline Technologies Corp.*	10,200	909,840
General Dynamics Corp.	57,370	9,905,504
HEICO Corp.	6,893	531,795
HEICO Corp., Class A	9,700	658,630
Hexcel Corp.	21,200	1,090,528

Huntington Ingalls Industries, Inc.	12,700	$2,339,213
KLX, Inc.*	13,730	619,360
L-3 Communications Holdings, Inc.	18,170	2,763,839
Lockheed Martin Corp.	59,360	14,836,438
Moog, Inc., Class A*	12,000	788,160
Northrop Grumman Corp.	39,150	9,105,507
Orbital ATK, Inc.	14,569	1,278,138
Raytheon Co.	69,890	9,924,380
Rockwell Collins, Inc.	32,150	2,982,234
Spirit AeroSystems Holdings, Inc., Class A	32,900	1,919,715
Teledyne Technologies, Inc.*	8,700	1,070,100
Textron, Inc.	70,800	3,438,048
TransDigm Group, Inc.	13,050	3,248,928
Triumph Group, Inc. (x)	200	5,300
United Technologies Corp.	178,640	19,582,517

		114,360,970

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	35,000	2,564,100
Expeditors International of Washington, Inc.	48,800	2,584,448
FedEx Corp.	58,750	10,939,250
Hub Group, Inc., Class A*	2,600	113,750
United Parcel Service, Inc., Class B	160,850	18,439,844
XPO Logistics, Inc.*	22,800	984,048

		35,625,440

Airlines (0.7%)
Alaska Air Group, Inc.	31,500	2,794,995
Allegiant Travel Co.	4,000	665,600
American Airlines Group, Inc.	122,800	5,733,532
Copa Holdings SA, Class A	7,800	708,474
Delta Air Lines, Inc.	180,550	8,881,255
Hawaiian Holdings, Inc.*	11,300	644,100
JetBlue Airways Corp.*	69,900	1,567,158
SkyWest, Inc.	11,400	415,530
Southwest Airlines Co.	150,300	7,490,952
Spirit Airlines, Inc.*	17,100	989,406
United Continental Holdings, Inc.*	73,040	5,323,155

		35,214,157

Building Products (0.4%)
A.O. Smith Corp.	38,000	1,799,300
AAON, Inc.	1,500	49,575
Advanced Drainage Systems, Inc. (x)	9,900	203,940
Allegion plc	22,066	1,412,224
Armstrong Flooring, Inc.*	2,850	56,743
Armstrong World Industries, Inc. (x)*	8,100	338,580
Fortune Brands Home & Security, Inc.	37,950	2,028,807
Johnson Controls International plc	217,537	8,960,349
Lennox International, Inc.	11,010	1,686,402
Masco Corp.	87,400	2,763,588
Masonite International Corp.*	5,500	361,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Owens Corning	26,970	$1,390,573
Simpson Manufacturing Co., Inc.	7,600	332,500
Trex Co., Inc.*	6,800	437,920
Universal Forest Products, Inc.	3,400	347,412
USG Corp.*	22,500	649,800

		22,819,613

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	8,300	338,972
Brady Corp., Class A	7,400	277,870
Brink’s Co. (The)	10,300	424,875
Cintas Corp.	23,200	2,680,992
Clean Harbors, Inc.*	16,200	901,530
Copart, Inc.*	26,300	1,457,283
Covanta Holding Corp.	24,000	374,400
Deluxe Corp.	17,000	1,217,370
Essendant, Inc.	12,100	252,890
G&K Services, Inc., Class A	4,500	434,025
Healthcare Services Group, Inc. (x)	21,900	857,823
Herman Miller, Inc.	14,700	502,740
HNI Corp.	11,700	654,264
Interface, Inc.	1,300	24,115
KAR Auction Services, Inc.	36,400	1,551,368
Matthews International Corp., Class A	7,900	607,115
Mobile Mini, Inc.	11,600	350,900
MSA Safety, Inc.	5,900	409,047
Pitney Bowes, Inc.	54,520	828,159
Republic Services, Inc.	55,335	3,156,862
Rollins, Inc.	31,500	1,064,070
RR Donnelley & Sons Co.	16,376	267,256
Steelcase, Inc., Class A	9,600	171,840
Stericycle, Inc.*	21,800	1,679,472
Tetra Tech, Inc.	13,600	586,840
UniFirst Corp.	3,500	502,775
Waste Management, Inc.	107,150	7,598,006
West Corp.	13,300	329,308

		29,502,167

Construction & Engineering (0.2%)
AECOM*	32,802	1,192,681
Chicago Bridge & Iron Co. NV (N.Y. Shares)	31,625	1,004,094
Dycom Industries, Inc. (x)*	8,300	666,407
EMCOR Group, Inc.	15,300	1,082,628
Fluor Corp.	36,560	1,920,131
Granite Construction, Inc.	9,300	511,500
Jacobs Engineering Group, Inc.*	28,100	1,601,700
KBR, Inc.	48,800	814,472
MasTec, Inc.*	14,700	562,275
Quanta Services, Inc.*	33,450	1,165,732
Valmont Industries, Inc.	7,700	1,084,930

		11,606,550

Electrical Equipment (0.5%)
Acuity Brands, Inc.	10,300	2,377,858
AMETEK, Inc.	54,075	2,628,045
AZZ, Inc.	700	44,730
Eaton Corp. plc	104,697	7,024,122

Emerson Electric Co.	150,710	$8,402,082
EnerSys	13,300	1,038,730
Generac Holdings, Inc.*	14,600	594,804
Hubbell, Inc.	15,400	1,797,180
Regal Beloit Corp.	13,900	962,575
Rockwell Automation, Inc.	30,500	4,099,200

		28,969,326

Industrial Conglomerates (2.2%)
3M Co.	135,830	24,255,163
Carlisle Cos., Inc.	17,300	1,908,017
General Electric Co.	2,109,917	66,673,377
Honeywell International, Inc.	175,200	20,296,920
Roper Technologies, Inc.	23,350	4,274,918

		117,408,395

Machinery (1.8%)
Actuant Corp., Class A	12,300	319,185
AGCO Corp.	18,500	1,070,410
Allison Transmission Holdings, Inc.	43,700	1,472,253
Barnes Group, Inc.	15,200	720,784
Caterpillar, Inc.	131,210	12,168,415
CLARCOR, Inc.	14,000	1,154,580
Colfax Corp.*	27,730	996,339
Crane Co.	11,400	822,168
Cummins, Inc.	36,560	4,996,655
Deere & Co.	74,040	7,629,082
Donaldson Co., Inc.	36,700	1,544,336
Dover Corp.	35,990	2,696,731
Flowserve Corp. (x)	35,740	1,717,307
Fortive Corp.	71,230	3,820,065
Franklin Electric Co., Inc.	13,400	521,260
Graco, Inc.	12,660	1,051,919
Greenbrier Cos., Inc. (The) (x)	100	4,155
Hillenbrand, Inc.	9,800	375,830
IDEX Corp.	17,840	1,606,670
Illinois Tool Works, Inc.	69,010	8,450,965
Ingersoll-Rand plc	60,500	4,539,920
ITT, Inc.	30,425	1,173,492
John Bean Technologies Corp.	6,800	584,460
Joy Global, Inc.	26,480	741,440
Kennametal, Inc.	26,190	818,699
Lincoln Electric Holdings, Inc.	14,260	1,093,314
Manitowoc Co., Inc. (The) (x)*	46,900	280,462
Manitowoc Foodservice, Inc.*	46,900	906,577
Middleby Corp. (The)*	14,000	1,803,340
Mueller Industries, Inc.	14,700	587,412
Mueller Water Products, Inc., Class A	36,300	483,153
Nordson Corp.	13,460	1,508,193
Oshkosh Corp.	16,900	1,091,909
PACCAR, Inc.	78,930	5,043,627
Parker-Hannifin Corp.	30,510	4,271,400
Pentair plc	42,587	2,387,853
Proto Labs, Inc. (x)*	5,500	282,425
RBC Bearings, Inc.*	3,900	361,959
Rexnord Corp.*	14,900	291,891
Snap-on, Inc.	14,900	2,551,923
SPX FLOW, Inc.*	9,800	314,188
Stanley Black & Decker, Inc.	36,435	4,178,730
Terex Corp.	33,030	1,041,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Timken Co. (The)	21,240	$843,228
Toro Co. (The)	26,880	1,503,936
Trinity Industries, Inc.	48,740	1,353,022
WABCO Holdings, Inc.*	12,370	1,313,076
Wabtec Corp.	20,000	1,660,400
Watts Water Technologies, Inc., Class A	3,900	254,280
Woodward, Inc.	14,630	1,010,202
Xylem, Inc.	47,850	2,369,532

		99,784,588

Marine (0.0%)
Kirby Corp.*	14,250	947,625
Matson, Inc.	8,180	289,490

		1,237,115

Professional Services (0.4%)
Advisory Board Co. (The)*	9,380	311,885
CBIZ, Inc.*	35,320	483,884
CEB, Inc.	9,100	551,460
Dun & Bradstreet Corp. (The)	9,600	1,164,672
Equifax, Inc.	30,020	3,549,265
FTI Consulting, Inc.*	10,300	464,324
Huron Consulting Group, Inc.*	4,400	222,860
Insperity, Inc.	3,800	269,610
Korn/Ferry International	12,000	353,160
ManpowerGroup, Inc.	20,980	1,864,493
Nielsen Holdings plc	89,200	3,741,940
On Assignment, Inc.*	13,500	596,160
Resources Connection, Inc.	21,850	420,612
Robert Half International, Inc.	37,260	1,817,543
TransUnion*	16,100	497,973
TriNet Group, Inc.*	5,100	130,662
Verisk Analytics, Inc.*	35,500	2,881,535
WageWorks, Inc.*	9,100	659,750

		19,981,788

Road & Rail (0.9%)
AMERCO	2,200	813,098
Avis Budget Group, Inc.*	28,490	1,045,013
CSX Corp.	224,550	8,068,081
Genesee & Wyoming, Inc., Class A*	14,700	1,020,327
Heartland Express, Inc. (x)	14,400	293,184
JB Hunt Transport Services, Inc.	23,050	2,237,463
Kansas City Southern	28,650	2,430,953
Knight Transportation, Inc.	15,600	515,580
Landstar System, Inc.	9,750	831,675
Norfolk Southern Corp.	68,870	7,442,781
Old Dominion Freight Line, Inc.*	15,750	1,351,193
Ryder System, Inc.	16,900	1,258,036
Swift Transportation Co. (x)*	17,600	428,736
Union Pacific Corp.	194,120	20,126,362
Werner Enterprises, Inc.	12,900	347,655

		48,210,137

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	720,930
Aircastle Ltd.	4,500	93,825

Applied Industrial Technologies, Inc.	6,500	$386,100
Beacon Roofing Supply, Inc.*	12,000	552,840
Fastenal Co.	71,500	3,359,070
GATX Corp. (x)	10,700	658,906
HD Supply Holdings, Inc.*	41,500	1,764,165
Herc Holdings, Inc.*	7,773	312,164
MRC Global, Inc.*	900	18,234
MSC Industrial Direct Co., Inc., Class A	12,200	1,127,158
NOW, Inc.*	25,720	526,488
SiteOne Landscape Supply, Inc.*	1,400	48,622
Textainer Group Holdings Ltd. (x)	1,800	13,410
United Rentals, Inc.*	20,722	2,187,829
Univar, Inc.*	9,300	263,841
Watsco, Inc.	7,310	1,082,757
WESCO International, Inc.*	8,220	547,041
WW Grainger, Inc.	12,950	3,007,638

		16,671,018

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	16,800	1,372,560
Wesco Aircraft Holdings, Inc.*	6,400	95,680

		1,468,240

Total Industrials		582,859,504

Information Technology (19.8%)
Communications Equipment (1.1%)
ADTRAN, Inc.	6,300	140,805
Arista Networks, Inc.*	6,900	667,713
ARRIS International plc*	41,000	1,235,330
Brocade Communications Systems, Inc.	92,810	1,159,197
Ciena Corp.*	31,400	766,474
Cisco Systems, Inc.	1,153,970	34,872,973
CommScope Holding Co., Inc.*	25,600	952,320
EchoStar Corp., Class A*	9,100	467,649
F5 Networks, Inc.*	17,500	2,532,600
Finisar Corp.*	24,800	750,696
Harris Corp.	28,677	2,938,532
Infinera Corp. (x)*	6,100	51,789
InterDigital, Inc.	7,000	639,450
Juniper Networks, Inc.	100,700	2,845,782
Lumentum Holdings, Inc.*	7,570	292,581
Motorola Solutions, Inc.	42,421	3,516,277
NETGEAR, Inc.*	1,700	92,395
NetScout Systems, Inc.*	22,300	702,450
Palo Alto Networks, Inc.*	20,400	2,551,020
Plantronics, Inc.	5,100	279,276
Ubiquiti Networks, Inc.*	8,800	508,640
ViaSat, Inc.*	12,200	807,884
Viavi Solutions, Inc.*	33,650	275,257

		59,047,090

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	72,840	4,894,848
Anixter International, Inc.*	4,900	397,145
Arrow Electronics, Inc.*	26,000	1,853,800
Avnet, Inc.	29,320	1,395,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

AVX Corp.	19,500	$304,785
Badger Meter, Inc.	1,600	59,120
Belden, Inc.	10,900	814,993
Benchmark Electronics, Inc.*	2,300	70,150
CDW Corp.	38,200	1,989,838
Cognex Corp.	19,100	1,215,142
Coherent, Inc.*	4,100	563,278
Corning, Inc.	262,490	6,370,632
Dolby Laboratories, Inc., Class A	12,700	573,913
FLIR Systems, Inc.	42,200	1,527,218
II-VI, Inc.*	2,900	85,985
Insight Enterprises, Inc.*	2,600	105,144
IPG Photonics Corp.*	9,100	898,261
Itron, Inc.*	8,010	503,429
Jabil Circuit, Inc.	47,200	1,117,224
Keysight Technologies, Inc.*	43,115	1,576,716
Knowles Corp. (x)*	16,745	279,809
Littelfuse, Inc.	6,500	986,505
Methode Electronics, Inc.	4,200	173,670
National Instruments Corp.	35,700	1,100,274
Plexus Corp.*	4,100	221,564
Sanmina Corp.*	14,400	527,760
SYNNEX Corp.	7,200	871,344
Tech Data Corp.*	11,200	948,416
Trimble, Inc.*	61,000	1,839,150
TTM Technologies, Inc.*	11,100	151,293
Universal Display Corp. (x)*	10,000	563,000
VeriFone Systems, Inc.*	25,100	445,023
Vishay Intertechnology, Inc. (x)	31,800	515,160
Zebra Technologies Corp., Class A*	12,400	1,063,424

		36,003,938

Internet Software & Services (3.7%)
Akamai Technologies, Inc.*	39,400	2,627,192
Alphabet, Inc., Class A*	67,325	53,351,696
Alphabet, Inc., Class C*	68,519	52,884,335
Bankrate, Inc.*	23,700	261,885
Benefitfocus, Inc. (x)*	1,500	44,550
Box, Inc., Class A (x)*	9,800	135,828
Cimpress NV (x)*	9,700	888,617
CommerceHub, Inc.*	5,028	75,571
Cornerstone OnDemand, Inc.*	11,500	486,565
CoStar Group, Inc.*	7,535	1,420,272
EarthLink Holdings Corp.	12,500	70,500
eBay, Inc.*	250,870	7,448,330
Envestnet, Inc.*	5,100	179,775
Facebook, Inc., Class A*	514,400	59,181,720
GoDaddy, Inc., Class A*	10,900	380,955
Gogo, Inc. (x)*	8,200	75,604
GrubHub, Inc.*	18,300	688,446
IAC/InterActiveCorp*	18,350	1,188,896
j2 Global, Inc.	14,600	1,194,280
LogMeIn, Inc.	4,300	415,165
Match Group, Inc. (x)*	12,100	206,910
New Relic, Inc. (x)*	9,800	276,850
NIC, Inc.	6,700	160,130
Nutanix, Inc., Class A (x)*	3,445	91,499
Pandora Media, Inc. (x)*	53,500	697,640
Shutterstock, Inc. (x)*	1,900	90,288
TrueCar, Inc. (x)*	13,100	163,750

Twitter, Inc. (x)*	147,100	$2,397,730
VeriSign, Inc. (x)*	23,050	1,753,414
Web.com Group, Inc.*	4,400	93,060
WebMD Health Corp. (x)*	8,900	441,173
Yahoo!, Inc.*	203,950	7,886,747
Yelp, Inc.*	13,200	503,316
Zillow Group, Inc., Class A (x)*	5,962	217,315
Zillow Group, Inc., Class C (x)*	23,524	857,920

		198,837,924

IT Services (3.7%)
Accenture plc, Class A	145,100	16,995,563
Acxiom Corp.*	11,800	316,240
Alliance Data Systems Corp.	13,552	3,096,632
Amdocs Ltd.	37,310	2,173,307
Automatic Data Processing, Inc.	107,250	11,023,155
Black Knight Financial Services, Inc., Class A*	7,000	264,600
Blackhawk Network Holdings, Inc.*	13,400	504,845
Booz Allen Hamilton Holding Corp.	26,700	963,069
Broadridge Financial Solutions, Inc.	30,410	2,016,183
CACI International, Inc., Class A*	6,000	745,800
Cardtronics plc, Class A*	10,500	572,985
Cognizant Technology Solutions Corp., Class A*	138,300	7,748,949
Computer Sciences Corp.	37,740	2,242,511
Convergys Corp.	20,700	508,392
CoreLogic, Inc.*	26,300	968,629
CSG Systems International, Inc.	800	38,720
CSRA, Inc.	37,740	1,201,642
DST Systems, Inc.	8,980	962,207
EPAM Systems, Inc.*	11,900	765,289
Euronet Worldwide, Inc.*	14,700	1,064,721
EVERTEC, Inc.	10,100	179,275
ExlService Holdings, Inc.*	5,000	252,200
Fidelity National Information Services, Inc.	76,325	5,773,223
First Data Corp., Class A*	73,400	1,041,546
Fiserv, Inc.*	52,400	5,569,072
FleetCor Technologies, Inc.*	21,600	3,056,832
Gartner, Inc.*	20,200	2,041,614
Genpact Ltd.*	41,700	1,014,978
Global Payments, Inc.	39,752	2,759,186
International Business Machines Corp.	204,031	33,867,106
Jack Henry & Associates, Inc.	18,030	1,600,703
Leidos Holdings, Inc.	30,737	1,571,890
ManTech International Corp., Class A	5,100	215,475
Mastercard, Inc., Class A	222,500	22,973,125
MAXIMUS, Inc.	16,800	937,272
NeuStar, Inc., Class A*	4,690	156,646
Paychex, Inc.	75,910	4,621,401
PayPal Holdings, Inc.*	266,270	10,509,677
Sabre Corp.	48,600	1,212,570
Science Applications International Corp.	12,021	1,019,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Syntel, Inc.	5,800	$114,782
TeleTech Holdings, Inc.	13,150	401,075
Teradata Corp.*	39,260	1,066,694
Total System Services, Inc.	46,200	2,265,186
Travelport Worldwide Ltd.	10,000	141,000
Unisys Corp. (x)*	6,496	97,115
Vantiv, Inc., Class A*	36,400	2,170,168
Visa, Inc., Class A	436,800	34,079,136
Western Union Co. (The)	115,560	2,509,963
WEX, Inc.*	10,100	1,127,160
Xerox Corp.	239,431	2,090,233

		200,609,123

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Energy Industries, Inc.*	9,100	498,225
Advanced Micro Devices, Inc. (x)*	149,500	1,695,330
Ambarella, Inc. (x)*	7,100	384,323
Amkor Technology, Inc.*	13,700	144,535
Analog Devices, Inc.	73,670	5,349,915
Applied Materials, Inc.	255,220	8,235,950
Broadcom Ltd.	87,680	15,499,194
Cabot Microelectronics Corp.	1,400	88,438
Cavium, Inc.*	17,035	1,063,665
Cirrus Logic, Inc.*	15,300	865,062
Cree, Inc. (x)*	32,700	862,953
Cypress Semiconductor Corp. (x)	76,746	877,974
Entegris, Inc.*	32,940	589,626
First Solar, Inc. (x)*	17,400	558,366
Inphi Corp.*	9,100	406,042
Integrated Device Technology, Inc.*	34,800	819,888
Intel Corp.	1,091,290	39,581,088
Intersil Corp., Class A	33,600	749,280
KLA-Tencor Corp.	38,880	3,059,078
Lam Research Corp.	40,375	4,268,849
Lattice Semiconductor Corp.*	13,700	100,832
Linear Technology Corp.	57,550	3,588,243
MACOM Technology Solutions Holdings, Inc. (x)*	5,200	240,656
Marvell Technology Group Ltd.	101,330	1,405,447
Maxim Integrated Products, Inc.	68,250	2,632,403
Microchip Technology, Inc. (x)	51,420	3,298,593
Micron Technology, Inc.*	241,450	5,292,584
Microsemi Corp.*	26,022	1,404,407
MKS Instruments, Inc.	13,200	784,080
Monolithic Power Systems, Inc. (x)	9,900	811,107
NVIDIA Corp.	119,160	12,719,138
ON Semiconductor Corp.*	113,500	1,448,260
Power Integrations, Inc.	2,500	169,625
Qorvo, Inc.*	34,317	1,809,536
QUALCOMM, Inc.	339,080	22,108,016
Rambus, Inc.*	24,700	340,119
Semtech Corp.*	6,600	208,230
Silicon Laboratories, Inc.*	13,440	873,600
Skyworks Solutions, Inc.	43,900	3,277,574
SunPower Corp. (x)*	20,300	134,183
Synaptics, Inc.*	10,300	551,874

Teradyne, Inc.	61,310	$1,557,274
Tessera Holding Corp.	8,300	366,860
Texas Instruments, Inc.	230,290	16,804,261
Veeco Instruments, Inc.*	7,800	227,370
Versum Materials, Inc.*	22,990	645,329
Xilinx, Inc.	61,300	3,700,681

		172,098,063

Software (4.3%)
ACI Worldwide, Inc.*	37,500	680,625
Activision Blizzard, Inc.	129,100	4,661,801
Adobe Systems, Inc.*	113,820	11,717,769
ANSYS, Inc.*	23,300	2,155,017
Aspen Technology, Inc.*	20,800	1,137,344
Atlassian Corp. plc, Class A (x)*	8,600	207,088
Autodesk, Inc.*	48,650	3,600,586
Blackbaud, Inc.	13,000	832,000
BroadSoft, Inc. (x)*	2,900	119,625
CA, Inc.	78,750	2,501,888
Cadence Design Systems, Inc.*	82,930	2,091,495
Callidus Software, Inc.*	3,700	62,160
CDK Global, Inc.	41,850	2,498,026
Citrix Systems, Inc.*	37,850	3,380,384
CommVault Systems, Inc.*	6,400	328,960
Dell Technologies, Inc., Class V*	50,869	2,796,269
Ebix, Inc. (x)	4,200	239,610
Electronic Arts, Inc.*	68,400	5,387,184
Ellie Mae, Inc. (x)*	7,200	602,496
Fair Isaac Corp.	8,000	953,760
FireEye, Inc. (x)*	33,600	399,840
Fortinet, Inc.*	40,400	1,216,848
Gigamon, Inc.*	7,400	337,070
Guidewire Software, Inc.*	17,000	838,610
HubSpot, Inc. (x)*	4,600	216,200
Imperva, Inc.*	6,400	245,760
Intuit, Inc.	56,450	6,469,735
Manhattan Associates, Inc.*	17,700	938,631
Mentor Graphics Corp.	24,400	900,116
Microsoft Corp.	1,736,450	107,903,003
MicroStrategy, Inc., Class A*	2,200	434,280
Nuance Communications, Inc.*	60,290	898,321
Oracle Corp.	682,912	26,257,966
Paycom Software, Inc. (x)*	10,000	454,900
Paylocity Holding Corp. (x)*	5,600	168,056
Pegasystems, Inc.	5,400	194,400
Progress Software Corp.	8,900	284,177
Proofpoint, Inc. (x)*	9,200	649,980
PTC, Inc.*	33,950	1,570,867
RealPage, Inc.*	11,500	345,000
Red Hat, Inc.*	41,400	2,885,580
RingCentral, Inc., Class A*	5,200	107,120
salesforce.com, Inc.*	147,700	10,111,542
ServiceNow, Inc.*	37,500	2,787,750
Splunk, Inc.*	29,100	1,488,465
SS&C Technologies Holdings, Inc.	39,200	1,121,120
Symantec Corp.	144,190	3,444,699
Synchronoss Technologies, Inc.*	9,410	360,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Synopsys, Inc.*	38,320	$2,255,515
Tableau Software, Inc., Class A*	12,100	510,015
Take-Two Interactive Software, Inc.*	25,800	1,271,682
TiVo Corp.*	26,936	562,962
Tyler Technologies, Inc.*	9,400	1,342,038
Ultimate Software Group, Inc. (The)*	6,600	1,203,510
Verint Systems, Inc.*	14,800	521,700
VMware, Inc., Class A (x)*	23,100	1,818,663
Workday, Inc., Class A*	27,400	1,810,866
Zendesk, Inc.*	18,900	400,680
Zynga, Inc., Class A (x)*	123,800	318,166

		231,000,323

Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	1,256,607	145,540,223
Cray, Inc.*	9,600	198,720
Diebold Nixdorf, Inc. (x)	10,750	270,362
Electronics for Imaging, Inc.*	12,900	565,794
Hewlett Packard Enterprise Co.	403,432	9,335,416
HP, Inc.	405,832	6,022,547
NCR Corp.*	31,200	1,265,472
NetApp, Inc.	70,550	2,488,299
Pure Storage, Inc., Class A (x)*	16,300	184,353
Stratasys Ltd.*	12,900	213,366
Super Micro Computer, Inc.*	2,600	72,930
Western Digital Corp.	67,478	4,585,130

		170,742,612

Total Information Technology		1,068,339,073

Materials (3.3%)
Chemicals (2.2%)
AdvanSix, Inc.*	7,168	158,700
Air Products & Chemicals, Inc.	45,980	6,612,844
Albemarle Corp.	26,276	2,261,838
Ashland Global Holdings, Inc.	17,264	1,886,783
Axalta Coating Systems Ltd.*	38,600	1,049,920
Balchem Corp.	5,700	478,344
Cabot Corp.	19,700	995,638
Celanese Corp.	37,300	2,937,002
CF Industries Holdings, Inc.	57,010	1,794,675
Chemours Co. (The)	42,328	935,025
Chemtura Corp.*	13,800	458,160
Dow Chemical Co. (The)	257,080	14,710,118
Eastman Chemical Co.	39,128	2,942,817
Ecolab, Inc.	63,188	7,406,897
EI du Pont de Nemours & Co.	205,840	15,108,656
FMC Corp.	30,700	1,736,392
GCP Applied Technologies, Inc.*	17,500	468,125
H.B. Fuller Co.	16,100	777,791
Huntsman Corp.	55,200	1,053,216
Ingevity Corp.*	10,555	579,047
International Flavors & Fragrances, Inc.	18,700	2,203,421
LyondellBasell Industries NV, Class A	80,900	6,939,602
Minerals Technologies, Inc.	8,400	648,900

Monsanto Co.	104,000	$10,941,840
Mosaic Co. (The)	86,530	2,537,925
NewMarket Corp.	2,200	932,448
Olin Corp.	39,500	1,011,595
Platform Specialty Products Corp.*	19,800	194,238
PolyOne Corp.	19,600	627,984
PPG Industries, Inc.	63,900	6,055,164
Praxair, Inc.	68,700	8,050,953
RPM International, Inc.	37,150	1,999,784
Scotts Miracle-Gro Co. (The), Class A	11,900	1,137,045
Sensient Technologies Corp.	12,500	982,250
Sherwin-Williams Co. (The)	19,700	5,294,178
Valspar Corp. (The)	19,800	2,051,478
Valvoline, Inc. (x)	7,993	171,849
W.R. Grace & Co.	17,500	1,183,700
Westlake Chemical Corp.	5,300	296,747

		117,613,089

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	1,418,832
Martin Marietta Materials, Inc.	14,830	3,285,290
Vulcan Materials Co.	33,100	4,142,465

		8,846,587

Containers & Packaging (0.5%)
AptarGroup, Inc.	14,600	1,072,370
Avery Dennison Corp.	20,850	1,464,087
Ball Corp.	40,200	3,017,814
Bemis Co., Inc.	29,800	1,425,036
Berry Plastics Group, Inc.*	28,100	1,369,313
Crown Holdings, Inc.*	37,150	1,952,975
Graphic Packaging Holding Co.	85,200	1,063,296
Greif, Inc., Class A	4,900	251,419
International Paper Co.	96,450	5,117,637
Owens-Illinois, Inc.*	46,650	812,177
Packaging Corp. of America	21,400	1,815,148
Sealed Air Corp.	46,560	2,111,030
Silgan Holdings, Inc.	11,600	593,688
Sonoco Products Co.	23,760	1,252,152
WestRock Co.	63,332	3,215,366

		26,533,508

Metals & Mining (0.5%)
AK Steel Holding Corp. (x)*	54,000	551,340
Alcoa Corp.	32,905	923,973
Allegheny Technologies, Inc. (x)	2,800	44,604
Carpenter Technology Corp.	7,800	282,126
Cliffs Natural Resources, Inc.*	50,000	420,500
Coeur Mining, Inc. (x)*	40,300	366,327
Commercial Metals Co.	26,400	574,992
Compass Minerals International, Inc. (x)	12,400	971,540
Ferroglobe plc	2,100	22,743
Freeport-McMoRan, Inc.*	294,194	3,880,419
Hecla Mining Co.	90,400	473,696
Kaiser Aluminum Corp.	1,400	108,766
Newmont Mining Corp.	129,300	4,405,251
Nucor Corp.	78,320	4,661,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Reliance Steel & Aluminum Co.	16,300	$1,296,502
Royal Gold, Inc.	18,000	1,140,300
Southern Copper Corp. (x)	19,344	617,847
Steel Dynamics, Inc.	55,100	1,960,458
Stillwater Mining Co.*	10,800	173,988
Tahoe Resources, Inc. (x)	70,600	665,052
United States Steel Corp.	34,200	1,128,942
Worthington Industries, Inc.	11,300	536,072

		25,207,044

Paper & Forest Products (0.0%)
Domtar Corp.	18,480	721,274
Louisiana-Pacific Corp.*	42,500	804,525

		1,525,799

Total Materials		179,726,027

Real Estate (4.0%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
Acadia Realty Trust (REIT)	17,000	555,560
Agree Realty Corp. (REIT)	1,500	69,075
Alexander’s, Inc. (REIT)	100	42,687
Alexandria Real Estate Equities, Inc. (REIT)	18,480	2,053,682
American Assets Trust, Inc. (REIT)	3,500	150,780
American Campus Communities, Inc. (REIT)	28,300	1,408,491
American Homes 4 Rent (REIT), Class A	47,500	996,550
American Tower Corp. (REIT)	100,100	10,578,568
Apartment Investment & Management Co. (REIT), Class A	43,188	1,962,895
Apple Hospitality REIT, Inc. (REIT)	45,300	905,094
Ashford Hospitality Prime, Inc. (REIT)	2,700	36,855
AvalonBay Communities, Inc. (REIT)	31,249	5,535,760
Boston Properties, Inc. (REIT)	36,170	4,549,463
Brandywine Realty Trust (REIT)	51,000	842,010
Brixmor Property Group, Inc. (REIT)	42,100	1,028,082
Camden Property Trust (REIT)	20,180	1,696,533
Care Capital Properties, Inc. (REIT)	21,244	531,100
CareTrust REIT, Inc. (REIT)	1,200	18,384
CatchMark Timber Trust, Inc. (REIT), Class A	800	9,008
CBL & Associates Properties, Inc. (REIT) (x)	47,891	550,746
Chatham Lodging Trust (REIT)	100	2,055
Chesapeake Lodging Trust (REIT)	3,400	87,924
Colony Starwood Homes (REIT)	15,200	437,912
Columbia Property Trust, Inc. (REIT)	32,600	704,160

Communications Sales & Leasing, Inc. (REIT)*	31,402	$797,925
CoreCivic, Inc. (REIT)	26,900	657,974
CoreSite Realty Corp. (REIT)	7,800	619,086
Corporate Office Properties Trust (REIT)	24,809	774,537
Cousins Properties, Inc. (REIT)	74,207	631,502
Crown Castle International Corp. (REIT)	80,550	6,989,323
CubeSmart (REIT)	39,700	1,062,769
CyrusOne, Inc. (REIT)	16,000	715,680
DCT Industrial Trust, Inc. (REIT)	22,850	1,094,058
DDR Corp. (REIT)	84,708	1,293,491
DiamondRock Hospitality Co. (REIT)	28,700	330,911
Digital Realty Trust, Inc. (REIT)	37,589	3,693,495
Douglas Emmett, Inc. (REIT)	37,000	1,352,720
Duke Realty Corp. (REIT)	84,800	2,252,288
DuPont Fabros Technology, Inc. (REIT) (x)	17,400	764,382
Easterly Government Properties, Inc. (REIT)	2,500	50,050
EastGroup Properties, Inc. (REIT)	10,300	760,552
Education Realty Trust, Inc. (REIT)	13,400	566,820
Empire State Realty Trust, Inc. (REIT), Class A	27,100	547,149
EPR Properties (REIT)	14,840	1,065,067
Equinix, Inc. (REIT)	16,138	5,767,883
Equity Commonwealth (REIT)*	33,000	997,920
Equity LifeStyle Properties, Inc. (REIT)	21,800	1,571,780
Equity One, Inc. (REIT)	21,600	662,904
Equity Residential (REIT)	87,787	5,649,971
Essex Property Trust, Inc. (REIT)	15,977	3,714,652
Extra Space Storage, Inc. (REIT)	28,300	2,185,892
Federal Realty Investment Trust (REIT)	17,380	2,469,872
First Industrial Realty Trust, Inc. (REIT)	29,500	827,475
First Potomac Realty Trust (REIT)	2,100	23,037
Forest City Realty Trust, Inc. (REIT), Class A	50,700	1,056,588
Four Corners Property Trust, Inc. (REIT)	7,946	163,052
Gaming and Leisure Properties, Inc. (REIT)	43,225	1,323,549
General Growth Properties, Inc. (REIT)	144,807	3,617,279
GEO Group, Inc. (The) (REIT)	17,000	610,810
Gladstone Commercial Corp. (REIT)	1,300	26,130
Global Net Lease, Inc. (REIT) (x)	19,300	151,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Government Properties Income Trust (REIT) (x)	7,700	$146,800
Gramercy Property Trust (REIT)	99,200	910,656
HCP, Inc. (REIT)	114,997	3,417,711
Healthcare Realty Trust, Inc. (REIT) (x)	23,600	715,552
Healthcare Trust of America, Inc. (REIT), Class A	30,900	899,499
Hersha Hospitality Trust (REIT)	6,600	141,900
Highwoods Properties, Inc. (REIT)	29,530	1,506,325
Hospitality Properties Trust (REIT)	43,400	1,377,516
Host Hotels & Resorts, Inc. (REIT)	172,913	3,257,681
Hudson Pacific Properties, Inc. (REIT)	16,300	566,914
Investors Real Estate Trust (REIT)	2,600	18,538
Iron Mountain, Inc. (REIT)	56,801	1,844,896
iStar, Inc. (REIT) (x)*	9,200	113,804
Kilroy Realty Corp. (REIT)	21,800	1,596,196
Kimco Realty Corp. (REIT)	101,522	2,554,294
Kite Realty Group Trust (REIT)	20,300	476,644
Lamar Advertising Co. (REIT), Class A	21,400	1,438,936
LaSalle Hotel Properties (REIT)	26,100	795,267
Lexington Realty Trust (REIT)	45,500	491,400
Liberty Property Trust (REIT)	38,452	1,518,854
Life Storage, Inc. (REIT)	9,300	792,918
LTC Properties, Inc. (REIT)	1,300	61,074
Macerich Co. (The) (REIT)	33,684	2,386,175
Mack-Cali Realty Corp. (REIT)	25,239	732,436
Medical Properties Trust, Inc. (REIT)	67,300	827,790
Mid-America Apartment Communities, Inc. (REIT)	32,638	3,195,913
Monmouth Real Estate Investment Corp. (REIT) (x)	500	7,620
Monogram Residential Trust, Inc. (REIT) (x)	15,800	170,956
National Health Investors, Inc. (REIT) (x)	7,000	519,190
National Retail Properties, Inc. (REIT)	38,290	1,692,418
New Senior Investment Group, Inc. (REIT)	600	5,874
New York REIT, Inc. (REIT) (x)	6,100	61,732
NorthStar Realty Europe Corp. (REIT)	12,575	158,068
NorthStar Realty Finance Corp. (REIT)	42,225	639,709
Omega Healthcare Investors, Inc. (REIT)	44,440	1,389,194
One Liberty Properties, Inc. (REIT) (x)	400	10,048

Outfront Media, Inc. (REIT)	34,770	$864,730
Paramount Group, Inc. (REIT)	37,600	601,224
Parkway, Inc. (REIT)*	4,675	104,019
Pebblebrook Hotel Trust (REIT) (x)	16,400	487,900
Pennsylvania REIT (REIT)	4,500	85,320
Physicians Realty Trust (REIT)	25,600	485,376
Piedmont Office Realty Trust, Inc. (REIT), Class A	34,400	719,304
Potlatch Corp. (REIT)	1,500	62,475
Prologis, Inc. (REIT)	126,164	6,660,198
PS Business Parks, Inc. (REIT)	4,300	501,036
Public Storage (REIT)	34,502	7,711,197
QTS Realty Trust, Inc. (REIT), Class A	10,900	541,185
Ramco-Gershenson Properties Trust (REIT)	6,700	111,086
Rayonier, Inc. (REIT)	40,425	1,075,305
Realty Income Corp. (REIT)	60,028	3,450,409
Regency Centers Corp. (REIT)	23,586	1,626,255
Retail Opportunity Investments Corp. (REIT)	23,800	502,894
Retail Properties of America, Inc. (REIT), Class A	61,600	944,328
Rexford Industrial Realty, Inc. (REIT)	5,200	120,588
RLJ Lodging Trust (REIT)	33,200	813,068
Ryman Hospitality Properties, Inc. (REIT)	10,751	677,421
Sabra Health Care REIT, Inc. (REIT)	5,200	126,984
Saul Centers, Inc. (REIT)	500	33,305
Select Income REIT (REIT)	5,100	128,520
Senior Housing Properties Trust (REIT)	54,290	1,027,710
Seritage Growth Properties (REIT), Class A (x)	2,600	111,046
Silver Bay Realty Trust Corp. (REIT)	1,000	17,140
Simon Property Group, Inc. (REIT)	70,559	12,536,218
SL Green Realty Corp. (REIT)	24,000	2,581,200
Spirit Realty Capital, Inc. (REIT)	104,667	1,136,684
STAG Industrial, Inc. (REIT)	4,400	105,028
STORE Capital Corp. (REIT)	35,400	874,734
Summit Hotel Properties, Inc. (REIT)	9,700	155,491
Sun Communities, Inc. (REIT)	12,300	942,303
Sunstone Hotel Investors, Inc. (REIT)	55,458	845,734
Tanger Factory Outlet Centers, Inc. (REIT)	29,500	1,055,510
Taubman Centers, Inc. (REIT)	14,800	1,094,164
Terreno Realty Corp. (REIT)	3,000	85,470
UDR, Inc. (REIT)	62,836	2,292,257
Universal Health Realty Income Trust (REIT)	100	6,559
Urban Edge Properties (REIT)	23,923	658,122
Urstadt Biddle Properties, Inc. (REIT), Class A	700	16,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ventas, Inc. (REIT)	78,079	$4,881,499
VEREIT, Inc. (REIT)	236,500	2,000,790
Vornado Realty Trust (REIT)	40,347	4,211,016
Washington Prime Group, Inc. (REIT)	50,150	522,061
Washington Real Estate Investment Trust (REIT) (x)	13,470	440,334
Weingarten Realty Investors (REIT)	36,986	1,323,729
Welltower, Inc. (REIT)	83,317	5,576,407
Weyerhaeuser Co. (REIT)	174,335	5,245,740
WP Carey, Inc. (REIT)	25,900	1,530,431
Xenia Hotels & Resorts, Inc. (REIT)	9,200	178,664

		207,920,609

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.	9,080	407,420
CBRE Group, Inc., Class A*	79,250	2,495,582
Forestar Group, Inc.*	1,700	22,610
HFF, Inc., Class A	2,100	63,525
Howard Hughes Corp. (The)*	11,200	1,277,920
Jones Lang LaSalle, Inc.	12,100	1,222,584
Kennedy-Wilson Holdings, Inc.	14,100	289,050
Marcus & Millichap, Inc.*	400	10,688
RE/MAX Holdings, Inc., Class A	300	16,800
Realogy Holdings Corp.	34,100	877,393
RMR Group, Inc. (The), Class A	671	26,504
St Joe Co. (The)*	7,800	148,200
Tejon Ranch Co.*	400	10,172

		6,868,448

Total Real Estate		214,789,057

Telecommunication Services (2.4%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	1,418,499	60,328,763
ATN International, Inc.	600	48,078
CenturyLink, Inc.	137,179	3,262,117
Cincinnati Bell, Inc.*	3,380	75,543
Cogent Communications Holdings, Inc. (x)	5,700	235,695
Consolidated Communications Holdings, Inc.	2,100	56,385
FairPoint Communications, Inc.*	1,600	29,920
Frontier Communications Corp. (x)	280,290	947,380
General Communication, Inc., Class A*	300	5,835
Globalstar, Inc. (x)*	30,100	47,558
Hawaiian Telcom Holdco, Inc.*	1,000	24,780
IDT Corp., Class B	2,900	53,766
Inteliquent, Inc.	2,000	45,840
Intelsat SA (x)*	7,100	18,957
Iridium Communications, Inc. (x)*	1,500	14,400
Level 3 Communications, Inc.*	68,036	3,834,509
Lumos Networks Corp.*	2,200	34,364
ORBCOMM, Inc.*	5,200	43,004

pdvWireless, Inc. (x)*	600	$13,530
SBA Communications Corp., Class A*	29,400	3,035,844
Straight Path Communications, Inc., Class B (x)*	1,500	50,865
Verizon Communications, Inc.	935,540	49,939,125
Windstream Holdings, Inc. (x)	72,168	528,991
Zayo Group Holdings, Inc.*	34,900	1,146,814

		123,822,063

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,700	32,913
Shenandoah Telecommunications Co.	2,500	68,250
Spok Holdings, Inc.	2,300	47,725
Sprint Corp. (x)*	175,679	1,479,217
Telephone & Data Systems, Inc.	28,186	813,730
T-Mobile US, Inc.*	69,200	3,979,692
United States Cellular Corp.*	7,600	332,272

		6,753,799

Total Telecommunication Services		130,575,862

Utilities (3.1%)
Electric Utilities (1.8%)
ALLETE, Inc.	10,500	673,995
Alliant Energy Corp.	53,800	2,038,482
American Electric Power Co., Inc.	115,170	7,251,103
Avangrid, Inc.	18,500	700,780
Duke Energy Corp.	157,485	12,223,986
Edison International	76,760	5,525,952
El Paso Electric Co.	7,900	367,350
Entergy Corp.	45,100	3,313,497
Eversource Energy	73,909	4,081,994
Exelon Corp.	204,056	7,241,947
FirstEnergy Corp.	106,804	3,307,720
Great Plains Energy, Inc.	43,600	1,192,460
Hawaiian Electric Industries, Inc.	20,500	677,935
IDACORP, Inc.	11,450	922,298
MGE Energy, Inc.	5,600	365,680
NextEra Energy, Inc.	104,850	12,525,381
OGE Energy Corp.	48,600	1,625,670
PG&E Corp.	116,820	7,099,151
Pinnacle West Capital Corp.	26,000	2,028,780
PNM Resources, Inc.	27,800	953,540
Portland General Electric Co.	21,000	909,930
PPL Corp.	158,250	5,388,413
Southern Co. (The)	221,150	10,878,369
Westar Energy, Inc.	30,000	1,690,500
Xcel Energy, Inc.	122,480	4,984,936

		97,969,849

Gas Utilities (0.1%)
Atmos Energy Corp.	25,200	1,868,580
National Fuel Gas Co.	21,100	1,195,104
New Jersey Resources Corp.	19,600	695,800
ONE Gas, Inc.	14,125	903,435
South Jersey Industries, Inc.	16,100	542,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Southwest Gas Corp.	9,900	$758,538
Spire, Inc.	11,200	722,960
UGI Corp.	39,575	1,823,616
WGL Holdings, Inc.	10,500	800,940

		9,311,382

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	153,695	1,785,936
Calpine Corp.*	89,200	1,019,556
NRG Energy, Inc.	87,821	1,076,685
Ormat Technologies, Inc.	9,000	482,580

		4,364,757

Multi-Utilities (1.0%)
Ameren Corp.	55,100	2,890,546
Avista Corp.	19,200	767,808
Black Hills Corp. (x)	9,700	594,998
CenterPoint Energy, Inc.	106,250	2,618,000
CMS Energy Corp.	71,500	2,975,830
Consolidated Edison, Inc.	72,000	5,304,960
Dominion Resources, Inc.	144,750	11,086,402
DTE Energy Co.	41,900	4,127,569
MDU Resources Group, Inc.	48,250	1,388,152
NiSource, Inc.	79,300	1,755,702
NorthWestern Corp.	8,700	494,769
Public Service Enterprise Group, Inc.	118,700	5,208,556
SCANA Corp.	30,650	2,246,032
Sempra Energy	58,090	5,846,178
Vectren Corp.	18,000	938,700
WEC Energy Group, Inc.	77,998	4,574,583

		52,818,785

Water Utilities (0.1%)
American Water Works Co., Inc.	44,000	3,183,840
Aqua America, Inc.	50,062	1,503,863

		4,687,703

Total Utilities		169,152,476

Total Common Stocks (99.2%) (Cost $2,681,667,479)		5,364,219,324

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp. (Contingent Value Shares)*†	34,100	28,388

Total Health Care		28,388

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	1,900	4,275

Total Telecommunication Services		4,275

Total Rights (0.0%) (Cost $—)		32,663

SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	40,336,471	$40,348,572

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.6%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $7,000,552, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $7,140,001. (xx)	$7,000,000	7,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,100,084, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,122,000. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $16,066,874, collateralized by various Common Stocks; total market value $17,857,131. (xx)	16,065,000	16,065,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,300,243, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,346,008. (xx)	2,300,000	2,300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,301,435, collateralized by various Common Stocks; total market value $13,672,127. (xx)	12,300,000	12,300,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,415,104, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,463,270. (xx)	2,414,970	2,414,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $2,000,102, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $2,040,025. (xx)	$2,000,000	$2,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $3,500,296, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,571,809. (xx)	3,500,000	3,500,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $4,300,502, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,388,222. (xx)	4,300,000	4,300,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $4,000,253, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,082,067. (xx)	4,000,000	4,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, due 1/5/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $5,100,283. (xx)	5,000,000	5,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $5,000,333, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $5,100,340. (xx)	5,000,000	5,000,000

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $5,100,002. (xx)	$5,000,000	$5,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,000,100, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,040,000. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $5,100,003. (xx)	5,000,000	5,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $10,001,206, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $10,200,001. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		88,979,970

Total Short-Term Investments (2.4%) (Cost $129,323,649)		129,328,542

Total Investments (101.6%) (Cost $2,810,991,128)		5,493,580,529
Other Assets Less Liabilities (-1.6%)		(85,395,706)

Net Assets (100%)		$5,408,184,823

*	Non-income producing.
†	Securities (totaling $32,663 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $27,619,560.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $86,141,344. This was secured by cash collateral of $88,979,970 which was subsequently invested in joint repurchase agreements with a total value of $88,979,970, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $20,244 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.5%, maturing 4/30/17 - 2/15/42.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	67	March-17	$4,519,395	$4,545,615	$26,220
S&P 500 E-Mini Index	285	March-17	31,588,819	31,865,850	277,031

					$303,251

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$670,166,315	$—	$—	$670,166,315
Consumer Staples	445,716,723	—	—	445,716,723
Energy	374,833,871	—	—	374,833,871
Financials	829,957,401	—	—	829,957,401
Health Care	698,103,015	—	—	698,103,015
Industrials	582,859,504	—	—	582,859,504
Information Technology	1,068,339,073	—	—	1,068,339,073
Materials	179,726,027	—	—	179,726,027
Real Estate	214,789,057	—	—	214,789,057
Telecommunication Services	130,575,862	—	—	130,575,862
Utilities	169,152,476	—	—	169,152,476
Futures	303,251	—	—	303,251
Rights
Health Care	—	—	28,388	28,388
Telecommunication Services	—	—	4,275	4,275
Short-Term Investments
Investment Companies	40,348,572	—	—	40,348,572
Repurchase Agreements	—	88,979,970	—	88,979,970

Total Assets	$5,404,871,147	$88,979,970	$32,663	$5,493,883,780

Total Liabilities	$—	$—	$—	$—

Total	$5,404,871,147	$88,979,970	$32,663	$5,493,883,780

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$303,251	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,149,655

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$652,210

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $35,738,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$169,915,919
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$548,406,964

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,914,616,167
Aggregate gross unrealized depreciation	(263,048,217)

Net unrealized appreciation	$2,651,567,950

Federal income tax cost of investments	$2,842,012,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $2,722,011,158)	$5,404,600,559
Repurchase Agreements (Cost $88,979,970)	88,979,970
Cash	4,003
Dividends, interest and other receivables	7,091,864
Receivable from Separate Accounts for Trust shares sold	1,495,378
Securities lending income receivable	82,134
Other assets	17,436

Total assets	5,502,271,344

LIABILITIES
Payable for return of collateral on securities loaned	88,979,970
Payable to Separate Accounts for Trust shares redeemed	1,704,129
Investment management fees payable	1,552,317
Distribution fees payable – Class IA	854,420
Administrative fees payable	453,339
Distribution fees payable – Class IB	295,912
Due to broker for futures variation margin	145,915
Trustees’ fees payable	21,618
Accrued expenses	78,901

Total liabilities	94,086,521

NET ASSETS	$5,408,184,823

Net assets were comprised of:
Paid in capital	$3,659,248,422
Accumulated undistributed net investment income (loss)	4,842,418
Accumulated undistributed net realized gain (loss) on investments and futures	(938,798,669)
Net unrealized appreciation (depreciation) on investments and futures	2,682,892,652

Net assets	$5,408,184,823

Class IA
Net asset value, offering and redemption price per share, $4,016,296,923 / 141,059,595 shares outstanding (unlimited amount authorized: $0.01 par value)	$28.47

Class IB
Net asset value, offering and redemption price per share, $1,391,887,900 / 49,159,063 shares outstanding (unlimited amount authorized: $0.01 par value)	$28.31

(x)	Includes value of securities on loan of $86,141,344.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $37,075 foreign withholding tax)	$106,641,674
Interest	20,425
Securities lending (net)	1,065,133

Total income	107,727,232

EXPENSES
Investment management fees	17,842,154
Distribution fees – Class IA	9,714,324
Administrative fees	5,243,790
Distribution fees – Class IB	3,339,252
Printing and mailing expenses	354,291
Professional fees	215,266
Custodian fees	152,000
Trustees’ fees	126,982
Miscellaneous	131,555

Total expenses	37,119,614

NET INVESTMENT INCOME (LOSS)	70,607,618

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	218,588,281
Net distributions of realized gain received from underlying funds	71
Futures	4,149,655

Net realized gain (loss)	222,738,007

Change in unrealized appreciation (depreciation) on:
Investments	286,382,344
Futures	652,210

Net change in unrealized appreciation (depreciation)	287,034,554

NET REALIZED AND UNREALIZED GAIN (LOSS)	509,772,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$580,380,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015 (ai)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$70,607,618	$76,344,197
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	222,738,007	297,811,783
Net change in unrealized appreciation (depreciation) on investments and futures	287,034,554	(371,161,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	580,380,179	2,994,721

DIVIDENDS:
Dividends from net investment income
Class IA	(60,033,006)	(56,357,579)
Class IB	(20,932,478)	(19,510,586)

TOTAL DIVIDENDS:	(80,965,484)	(75,868,165)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,545,642 and 2,019,538 shares, respectively ]	41,070,935	52,983,302
Capital shares issued in reinvestment of dividends [ 2,092,056 and 2,219,872 shares, respectively ]	60,033,006	56,357,579
Capital shares repurchased [ (14,750,074) and (15,463,056) shares, respectively ]	(394,412,225)	(410,295,652)

Total Class IA transactions	(293,308,284)	(300,954,771)

Class IB
Capital shares sold [ 2,062,116 and 2,593,191 shares, respectively ]	54,639,932	68,240,300
Capital shares issued in connection with merger (Note 8) [ 0 and 52,723 shares, respectively ]	—	1,308,584
Capital shares issued in reinvestment of dividends [ 733,544 and 772,733 shares, respectively ]	20,932,478	19,510,586
Capital shares repurchased [ (6,310,805) and (7,111,763) shares, respectively ]	(166,570,316)	(187,831,205)

Total Class IB transactions	(90,997,906)	(98,771,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(384,306,190)	(399,726,506)

TOTAL INCREASE (DECREASE) IN NET ASSETS	115,108,505	(472,599,950)
NET ASSETS:
Beginning of year	5,293,076,318	5,765,676,268

End of year (a)	$5,408,184,823	$5,293,076,318

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,842,418	$7,537,727

(ai) On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Common Stock Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO (ai)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014	2013	2012
Net asset value, beginning of year	$25.88	$26.27		$23.73	$18.13	$15.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.36		0.31	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures	2.66	(0.38)		2.55	5.61	2.21

Total from investment operations	3.02	(0.02)		2.86	5.88	2.48

Less distributions:
Dividends from net investment income	(0.43)	(0.37)		(0.32)	(0.28)	(0.29)

Net asset value, end of year	$28.47	$25.88		$26.27	$23.73	$18.13

Total return	11.66%	(0.03	)%(aa)	12.05%	32.49%	15.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,016,297	$3,937,549		$4,292,750	$4,204,128	$3,532,647
Ratio of expenses to average net assets (f)	0.71%	0.71%		0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.37%		1.25%	1.30%	1.54%
Portfolio turnover rate^	3%	4%		4%	4%	3%

	Year Ended December 31,
Class IB	2016	2015		2014	2013	2012
Net asset value, beginning of year	$25.73	$26.13		$23.61	$18.04	$15.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.36		0.31	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures	2.65	(0.38)		2.53	5.58	2.21

Total from investment operations	3.01	(0.02)		2.84	5.85	2.48

Less distributions:
Dividends from net investment income	(0.43)	(0.38)		(0.32)	(0.28)	(0.29)

Net asset value, end of year	$28.31	$25.73		$26.13	$23.61	$18.04

Total return	11.69%	(0.07	)%(bb)	12.03%	32.48%	15.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,391,888	$1,355,527		$1,472,926	$1,462,407	$1,194,810
Ratio of expenses to average net assets (f)	0.71%	0.71%		0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.37%		1.25%	1.30%	1.54%
Portfolio turnover rate^	3%	4%		4%	4%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ai)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Common Stock Index Portfolio (Note 8).

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.18)%.

See Notes to Financial Statements.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.62%	4.83%
Portfolio – Class K Shares*	7.91	5.09
BofA Merrill Lynch All U.S. Convertibles Index	10.43	6.35
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.62% for the year ended December 31, 2016. The Portfolio’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, returned 10.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong security selection in the telecommunications and transportation sectors bolstered results. Notably at the security level, T-Mobile US 5 1/2 % and XPO Logistics 4.5% both posted double-digit returns.

•	An overweight to the strongly performing technology sector further enhanced results for the year.

•

The Portfolio also outperformed in the financials and consumer discretionary sectors for the period. Within financials, the Portfolio was rewarded for owning relatively safe, highly rated convertible preferreds with good yields which provided capital protection during periods of equity volatility. In consumer discretionary, an underweight exposure to the relatively weak autos group added value.

What hurt performance during the year:

•	An underweight to energy, the best performing sector in the benchmark for the year, hampered results.

•

Health care continues to be a challenging sector and an overweight allocation negatively impacted results. The riskier biotechnology and pharmaceutical securities were under significant pressure for most of 2016.

•	The Portfolio could not keep pace with the strong benchmark return in industrials, held back by disappointing results from Ryland Group 1.625% and Lennar Corp. 3.25%.

•	Underweights to the strongly performing materials and utilities sectors were also detractors from results.
Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

After the strong run-up in credit, we believe next year will see stock selection become a larger determinant of convertible performance. At year end we were overweight Growth sectors such as health care and technology, as we believe they offer the best opportunities for longer-term revenue and earnings growth, and therefore the best opportunity for price appreciation. We also remain optimistic on the outlook for new convertible issuance, which experienced a slight decline in 2016. Despite the prospect of further Federal Reserve rate hikes, interest rates still remain low on a historical basis. Combined with equity markets at near-record highs, we believe the environment remains constructive for improved issuance in the coming year.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Exchange Traded Funds	27.1%
Information Technology	24.1
Health Care	16.0
Consumer Discretionary	7.7
Financials	6.7
Industrials	5.4
Repurchase Agreements	4.4
Investment Company	4.0
Energy	2.9
Real Estate	1.9
Telecommunication Services	1.5
Materials	0.9
Consumer Staples	0.5
Utilities	0.4
Cash and Other	(3.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,079.47	$6.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.19	6.00
Class K
Actual	1,000.00	1,081.27	4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.45	4.74

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Southwestern Energy Co.*	89	$963

Total Energy		963

Health Care (0.3%)
Biotechnology (0.3%)
Synergy Pharmaceuticals, Inc.*	7,578	46,150

Total Health Care		46,150

Total Common Stocks (0.3%) (Cost $37,172)		47,113

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.5%)
Food Products (0.5%)
Bunge Ltd. 4.875%	369	37,679
Tyson Foods, Inc. 4.750%	739	49,993

Total Consumer Staples		87,672

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Kinder Morgan, Inc. 9.750% (x)	985	47,920
Southwestern Energy Co. 6.250%*	1,124	28,629

Total Energy		76,549

Financials (4.1%)
Banks (3.7%)
Bank of America Corp. 7.250%	150	175,020
Huntington Bancshares, Inc. 8.500% (x)	215	311,750
KeyCorp 7.750%	894	120,690

		607,460

Capital Markets (0.1%)
AMG Capital Trust II 5.150%	360	19,654

Diversified Financial Services (0.3%)
Mandatory Exchangeable Trust 5.750% (x)§	485	52,986

Total Financials		680,100

Health Care (3.8%)
Health Care Equipment & Supplies (0.6%)
Alere, Inc. 3.000% (x)	320	105,120

Health Care Providers & Services (1.2%)
Anthem, Inc. 5.250%	3,843	180,429
Envision Healthcare Corp. 5.250%	185	22,085

		202,514

Pharmaceuticals (2.0%)
Allergan plc 5.500%	427	325,571

Total Health Care		633,205

Industrials (0.7%)
Aerospace & Defense (0.5%)
Arconic, Inc. 5.375%	2,746	$82,792

Machinery (0.2%)
Rexnord Corp. 5.750%*	750	36,750

Total Industrials		119,542

Information Technology (0.9%)
Electronic Equipment, Instruments & Components (0.9%)
Belden, Inc. 6.750%	827	87,389
MTS Systems Corp. 8.750%*	440	56,157

Total Information Technology		143,546

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
iStar, Inc. (REIT) 4.500%	2,000	104,000
Welltower, Inc. (REIT) 6.500%	1,083	65,175

Total Real Estate		169,175

Telecommunication Services (1.5%)
Diversified Telecommunication Services (0.6%)
Frontier Communications Corp. 11.125%	1,460	103,777

Wireless Telecommunication Services (0.9%)
T-Mobile U.S., Inc. 5.500%	1,510	142,604

Total Telecommunication Services		246,381

Utilities (0.4%)
Electric Utilities (0.2%)
Great Plains Energy, Inc. 7.000%	105	5,313
NextEra Energy, Inc. 6.123%	585	28,653

		33,966

Multi-Utilities (0.2%)
Dominion Resources, Inc. 6.750%	640	32,384
DTE Energy Co. 6.500%	105	5,565

		37,949

Total Utilities		71,915

Total Convertible Preferred Stocks (13.3%) (Cost $2,274,141)		2,228,085

EXCHANGE TRADED FUND:
SPDR Bloomberg Barclays Convertible Securities Fund (x)	98,760	4,508,394

Total Exchange Traded Fund (27.1%) (Cost $4,563,506)		4,508,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (54.4%)
Consumer Discretionary (7.7%)
Automobiles (0.3%)
Tesla Motors, Inc. 1.500%, 6/1/18	$27,000	$46,879

Household Durables (1.7%)
CalAtlantic Group, Inc. 1.625%, 5/15/18	237,000	283,511

Internet & Direct Marketing Retail (1.5%)
Ctrip.com International Ltd. 1.250%, 9/15/22§	24,000	23,100
Priceline Group, Inc. (The) 1.000%, 3/15/18	148,000	233,007

		256,107

Media (3.6%)
DISH Network Corp. 3.375%, 8/15/26§	282,000	320,951
Liberty Interactive LLC 1.750%, 9/30/46§	129,000	138,675
Liberty Media Corp. 1.375%, 10/15/23	42,000	45,098
Live Nation Entertainment, Inc. 2.500%, 5/15/19	80,000	85,250

		589,974

Specialty Retail (0.6%)
Restoration Hardware Holdings, Inc. (Zero Coupon), 6/15/19§	122,000	104,081

Total Consumer Discretionary		1,280,552

Energy (2.5%)
Energy Equipment & Services (0.7%)
SEACOR Holdings, Inc. 3.000%, 11/15/28	30,000	26,419
Weatherford International Ltd. 5.875%, 7/1/21	79,000	85,715

		112,134

Oil, Gas & Consumable Fuels (1.8%)
Cheniere Energy, Inc. 4.250%, 3/15/45	84,000	50,872
Chesapeake Energy Corp.
5.500%, 9/15/26§	44,000	47,630
2.500%, 5/15/37	4,000	4,015
PDC Energy, Inc. 1.125%, 9/15/21	88,000	98,230
SM Energy Co. 1.500%, 7/1/21	88,000	101,805

		302,552

Total Energy		414,686

Financials (2.6%)
Capital Markets (0.2%)
New Mountain Finance Corp. 5.000%, 6/15/19	16,000	16,310
TCP Capital Corp. 4.625%, 3/1/22§	16,000	15,980
Walter Investment Management Corp. 4.500%, 11/1/19	3,000	2,100

		34,390

Insurance (0.9%)
Fidelity National Financial, Inc. 4.250%, 8/15/18	$75,000	$145,734

Mortgage Real Estate Investment Trusts (REITs) (1.5%)
Colony Capital, Inc. (REIT) 5.000%, 4/15/23	55,000	56,238
Starwood Property Trust, Inc. (REIT)
3.750%, 10/15/17	156,000	159,705
4.000%, 1/15/19	39,000	43,753

		259,696

Total Financials		439,820

Health Care (11.9%)
Biotechnology (5.3%)
Acorda Therapeutics, Inc. 1.750%, 6/15/21	45,000	34,200
AMAG Pharmaceuticals, Inc. 2.500%, 2/15/19	27,000	38,087
ARIAD Pharmaceuticals, Inc. 3.625%, 6/15/19§	40,000	60,300
BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	120,000	140,625
Clovis Oncology, Inc. 2.500%, 9/15/21	55,000	56,512
Emergent BioSolutions, Inc. 2.875%, 1/15/21	32,000	40,760
Immunomedics, Inc. 4.750%, 2/15/20	21,000	20,790
Incyte Corp.
0.375%, 11/15/18	17,000	34,000
1.250%, 11/15/20	58,000	117,812
Intercept Pharmaceuticals, Inc. 3.250%, 7/1/23	16,000	14,260
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	86,000	86,699
Ironwood Pharmaceuticals, Inc. 2.250%, 6/15/22	73,000	83,539
Merrimack Pharmaceuticals, Inc. 4.500%, 7/15/20	50,000	46,500
Novavax, Inc. 3.750%, 2/1/23§	19,000	7,933
TESARO, Inc. 3.000%, 10/1/21	28,000	108,430

		890,447

Health Care Equipment & Supplies (1.0%)
Hologic, Inc. 0.000%, 12/15/43 (e)	44,000	53,928
Insulet Corp. 1.250%, 9/15/21§	5,000	4,631
NuVasive, Inc. 2.250%, 3/15/21§	43,000	54,583
Wright Medical Group, Inc. 2.000%, 2/15/20	43,000	44,801

		157,943

Health Care Providers & Services (1.7%)
Brookdale Senior Living, Inc. 2.750%, 6/15/18	27,000	26,274
HealthSouth Corp. 2.000%, 12/1/43	65,000	76,944
Molina Healthcare, Inc.
1.125%, 1/15/20	80,000	114,650
1.625%, 8/15/44	30,000	34,106
Trinity Biotech Investment Ltd. 4.000%, 4/1/45	36,000	30,578

		282,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/20	$56,000	$52,430
Evolent Health, Inc. 2.000%, 12/1/21 (b)§	13,000	12,472

		64,902

Pharmaceuticals (3.5%)
Depomed, Inc. 2.500%, 9/1/21	37,000	42,134
Horizon Pharma Investment Ltd. 2.500%, 3/15/22	86,000	81,807
Jazz Investments I Ltd. 1.875%, 8/15/21	119,000	114,017
Medicines Co. (The)
1.375%, 6/1/17	58,000	76,524
2.750%, 7/15/23§	5,000	4,809
Pacira Pharmaceuticals, Inc. 3.250%, 2/1/19	37,000	51,939
Teva Pharmaceutical Finance Co. LLC 0.250%, 2/1/26	190,000	208,050

		579,280

Total Health Care		1,975,124

Industrials (4.7%)
Aerospace & Defense (0.0%)
Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/23 (b)§	8,000	7,790

Air Freight & Logistics (1.1%)
Atlas Air Worldwide Holdings, Inc. 2.250%, 6/1/22	24,000	24,300
Echo Global Logistics, Inc. 2.500%, 5/1/20 (x)	53,000	51,940
XPO Logistics, Inc. 4.500%, 10/1/17	38,000	100,130

		176,370

Construction & Engineering (1.3%)
Dycom Industries, Inc. 0.750%, 9/15/21	112,000	122,220
Tutor Perini Corp. 2.875%, 6/15/21§	79,000	90,011

		212,231

Machinery (1.0%)
Greenbrier Cos., Inc. (The) 3.500%, 4/1/18	87,000	108,913
Trinity Industries, Inc. 3.875%, 6/1/36	47,000	60,131

		169,044

Professional Services (0.4%)
Huron Consulting Group, Inc. 1.250%, 10/1/19	61,000	59,589

Transportation Infrastructure (0.9%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	40,000	46,450
2.000%, 10/1/23	104,000	104,715

		151,165

Total Industrials		776,189

Information Technology (23.2%)
Communications Equipment (2.6%)
CalAmp Corp. 1.625%, 5/15/20	43,000	41,441
Ciena Corp.
3.750%, 10/15/18§	125,000	168,828
4.000%, 12/15/20	63,000	87,964
Finisar Corp. 0.500%, 12/15/36 (b)§	21,000	21,170
Palo Alto Networks, Inc. (Zero Coupon), 7/1/19	$86,000	$109,059

		428,462

Electronic Equipment, Instruments & Components (0.9%)
Knowles Corp. 3.250%, 11/1/21§	31,000	35,960
TTM Technologies, Inc. 1.750%, 12/15/20	57,000	86,818
Vishay Intertechnology, Inc. 2.250%, 11/15/40	30,000	38,269

		161,047

Internet Software & Services (3.1%)
Akamai Technologies, Inc. (Zero Coupon), 2/15/19	36,000	37,372
Cornerstone OnDemand, Inc. 1.500%, 7/1/18 (x)	139,000	144,560
Pandora Media, Inc. 1.750%, 12/1/20	74,000	75,850
Twitter, Inc. 0.250%, 9/15/19	92,000	86,020
VeriSign, Inc. 4.485%, 8/15/37	68,000	151,343
WebMD Health Corp. 2.625%, 6/15/23§	22,000	20,625

		515,770

IT Services (0.6%)
Blackhawk Network Holdings, Inc. 1.500%, 1/15/22§	74,000	75,850
Cardtronics, Inc. 1.000%, 12/1/20 (x)	17,000	19,975

		95,825

Semiconductors & Semiconductor Equipment (9.6%)
Advanced Micro Devices, Inc. 2.125%, 9/1/26	13,000	20,499
Cypress Semiconductor Corp. 4.500%, 1/15/22§	7,000	7,871
Inphi Corp.
1.125%, 12/1/20	19,000	24,546
0.750%, 9/1/21§	8,000	8,520
Integrated Device Technology, Inc. 0.875%, 11/15/22	91,000	93,673
Intel Corp. 3.250%, 8/1/39	33,000	58,183
Microchip Technology, Inc.
1.625%, 2/15/25	73,000	94,535
2.125%, 12/15/37	51,000	136,935
Micron Technology, Inc.
2.375%, 5/1/32	30,000	69,713
2.125%, 2/15/33	54,000	113,400
3.000%, 11/15/43 (x)	130,000	129,106
Novellus Systems, Inc. 2.625%, 5/15/41	104,000	323,765
NVIDIA Corp. 1.000%, 12/1/18	37,000	196,100
ON Semiconductor Corp. 1.000%, 12/1/20	85,000	87,072
Spansion LLC 2.000%, 9/1/20	37,000	81,724
SunPower Corp.
0.750%, 6/1/18	29,000	26,462
4.000%, 1/15/23	16,000	11,410
Teradyne, Inc. 1.250%, 12/15/23 (b)§	5,000	5,281
Xilinx, Inc. 2.625%, 6/15/17	58,000	121,873

		1,610,668

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Software (6.1%)
Citrix Systems, Inc. 0.500%, 4/15/19	$90,000	$104,175
FireEye, Inc.
1.000%, 6/1/35 (x)	104,000	96,070
1.625%, 6/1/35	25,000	22,515
Nuance Communications, Inc. 1.000%, 12/15/35	97,000	87,603
Proofpoint, Inc.
1.250%, 12/15/18	26,000	47,531
0.750%, 6/15/20	35,000	39,528
PROS Holdings, Inc. 2.000%, 12/1/19	43,000	42,194
Red Hat, Inc. 0.250%, 10/1/19 (x)	66,000	77,014
Rovi Corp. 0.500%, 3/1/20	40,000	40,750
salesforce.com, Inc. 0.250%, 4/1/18	187,000	217,738
ServiceNow, Inc. (Zero Coupon), 11/1/18	35,000	41,125
Synchronoss Technologies, Inc. 0.750%, 8/15/19	33,000	34,650
Take-Two Interactive Software, Inc. 1.000%, 7/1/18	24,000	54,915
Verint Systems, Inc. 1.500%, 6/1/21	81,000	75,887
Workday, Inc. 0.750%, 7/15/18	33,000	34,609

		1,016,304

Technology Hardware, Storage & Peripherals (0.3%)
Electronics For Imaging, Inc. 0.750%, 9/1/19	43,000	45,607

Total Information Technology		3,873,683

Materials (0.9%)
Construction Materials (0.9%)
Cemex SAB de CV 3.720%, 3/15/20	144,000	154,080

Total Materials		154,080

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Colony Starwood Homes (REIT)
4.500%, 10/15/17	50,000	53,281
3.000%, 7/1/19	37,000	40,330
VEREIT, Inc. (REIT) 3.000%, 8/1/18	61,000	60,924

Total Real Estate		154,535

Total Convertible Bonds		9,068,669

Total Long-Term Debt Securities (54.4%) (Cost $8,560,410)		9,068,669

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, IM Shares	655,246	655,443

Repurchase Agreements (4.4%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $153,000. (xx)	$150,000	$150,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $51,646, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $52,675. (xx)	51,642	51,642
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $20,788, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $21,202. (xx)	20,786	20,786
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $50,006, collateralized by various Common Stocks; total market value $55,578. (xx)	50,000	50,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $44,881, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $45,774. (xx)	44,876	44,876
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $20,695, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $21,107. (xx)	20,694	20,694
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $100,005, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $102,001. (xx)	100,000	100,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $153,009. (xx)	150,000	150,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $150,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $153,000. (xx)	$150,000	$150,000

Total Repurchase Agreements		737,998

Total Short-Term Investments (8.4%) (Cost $1,393,260)		1,393,441

Total Investments (103.5%) (Cost $16,828,489)		17,245,702
Other Assets Less Liabilities (-3.5%)		(580,606)

Net Assets (100%)		$16,665,096

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $1,290,037 or 7.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $46,713 or 0.3% of net assets.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $718,310. This was secured by cash collateral of $737,998 which was subsequently invested in joint repurchase agreements with a total value of $737,998, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Energy	$963	$—	$—	$963
Health Care	46,150	—	—	46,150
Convertible Bonds
Consumer Discretionary	—	1,280,552	—	1,280,552
Energy	—	414,686	—	414,686
Financials	—	439,820	—	439,820
Health Care	—	1,975,124	—	1,975,124
Industrials	—	776,189	—	776,189
Information Technology	—	3,873,683	—	3,873,683
Materials	—	154,080	—	154,080
Real Estate	—	154,535	—	154,535
Convertible Preferred Stocks
Consumer Staples	87,672	—	—	87,672
Energy	76,549	—	—	76,549
Financials	607,460	72,640	—	680,100
Health Care	633,205	—	—	633,205
Industrials	119,542	—	—	119,542
Information Technology	87,389	56,157	—	143,546
Real Estate	65,175	104,000	—	169,175
Telecommunication Services	246,381	—	—	246,381
Utilities	71,915	—	—	71,915
Exchange Traded Funds	4,508,394	—	—	4,508,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$655,443	$—	$—	$655,443
Repurchase Agreements	—	737,998	—	737,998

Total Assets	$7,206,238	$10,039,464	$—	$17,245,702

Total Liabilities	$—	$—	$—	$—

Total	$7,206,238	$10,039,464	$—	$17,245,702

(a)	A security with a market value of $120,690 transferred from Level 2 to Level 1 at the end of the year due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,022,207
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,683,948

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,086,244
Aggregate gross unrealized depreciation	(794,523)

Net unrealized appreciation	$291,721

Federal income tax cost of investments	$16,953,981

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $16,090,491)	$16,507,704
Repurchase Agreements (Cost $737,998)	737,998
Cash	218,796
Dividends, interest and other receivables	97,909
Receivable from Separate Accounts for Trust shares sold	2,384
Securities lending income receivable	411
Other assets	59

Total assets	17,565,261

LIABILITIES
Payable for return of collateral on securities loaned	737,998
Payable for securities purchased	94,394
Administrative fees payable	13,902
Distribution fees payable – Class IB	1,173
Investment management fees payable	849
Payable to Separate Accounts for Trust shares redeemed	37
Trustees’ fees payable	36
Accrued expenses	51,776

Total liabilities	900,165

NET ASSETS	$16,665,096

Net assets were comprised of:
Paid in capital	$16,450,795
Accumulated undistributed net investment income (loss)	(117,170)
Accumulated undistributed net realized gain (loss) on investments	(85,742)
Net unrealized appreciation (depreciation) on investments	417,213

Net assets	$16,665,096

Class IB
Net asset value, offering and redemption price per share, $5,571,785 / 546,052 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

Class K
Net asset value, offering and redemption price per share, $11,093,311 / 1,089,329 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

(x)	Includes value of securities on loan of $718,310.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$332,920
Interest	183,291
Securities lending (net)	4,384

Total income	520,595

EXPENSES
Investment management fees	113,651
Professional fees	57,916
Administrative fees	32,507
Custodian fees	25,500
Distribution fees – Class IB	13,872
Printing and mailing expenses	1,057
Trustees’ fees	380
Miscellaneous	4,581

Gross expenses	249,464
Less: Waiver from investment manager	(78,058)

Net expenses	171,406

NET INVESTMENT INCOME (LOSS)	349,189

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	67,877
Net change in unrealized appreciation (depreciation) on investments	748,059

NET REALIZED AND UNREALIZED GAIN (LOSS)	815,936

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,165,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$349,189	$364,547
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	67,877	221,915
Net change in unrealized appreciation (depreciation) on investments	748,059	(1,068,903)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,165,125	(482,441)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(157,164)	(227,123)
Class K	(334,691)	(384,517)

	(491,855)	(611,640)

Distributions from net realized capital gains
Class IB	—	(105,273)
Class K	—	(165,940)

	—	(271,213)

Return of capital
Class IB	(46,921)	(3,536)
Class K	(99,923)	(5,604)

	(146,844)	(9,140)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(638,699)	(891,993)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 43,092 and 48,378 shares, respectively ]	430,468	516,911
Capital shares issued in reinvestment of dividends and distributions [ 20,069 and 33,889 shares, respectively ]	204,085	335,932
Capital shares repurchased [ (220,831) and (134,522) shares, respectively ]	(2,135,408)	(1,478,939)

Total Class IB transactions	(1,500,855)	(626,096)

Class K
Capital shares sold [ 220,932 and 276,597 shares, respectively ]	2,182,818	2,937,384
Capital shares issued in reinvestment of dividends and distributions [ 42,826 and 56,221 shares, respectively ]	434,614	556,061
Capital shares repurchased [ (289,874) and (413,271) shares, respectively ]	(2,850,121)	(4,460,706)

Total Class K transactions	(232,689)	(967,261)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,733,544)	(1,593,357)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,207,118)	(2,967,791)
NET ASSETS:
Beginning of year	17,872,214	20,840,005

End of year (a)	$16,665,096	$17,872,214

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(117,170)	$(116,901)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 28, 2013* to December 31, 2013
Class IB	2016		2015	2014
Net asset value, beginning of period	$9.84		$10.69	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		0.19	0.18	0.05
Net realized and unrealized gain (loss) on investments	0.55		(0.53)	0.71	0.21

Total from investment operations	0.75		(0.34)	0.89	0.26

Less distributions:
Dividends from net investment income	(0.30)		(0.34)	(0.16)	(0.06)
Distributions from net realized gains	—		(0.16)	(0.22)	(0.02)
Return of capital	(0.09)		(0.01)	—	—

Total dividends and distributions	(0.39)		(0.51)	(0.38)	(0.08)

Net asset value, end of period	$10.20		$9.84	$10.69	$10.18

Total return (b)	7.62%		(3.29)%	8.71%	2.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,572		$6,922	$8,080	$5,161
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.22	%(j)	1.32%**	1.30%	1.30%
Before waivers and reimbursements (a)(f)	1.70%		1.78%	1.97%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.98%		1.77%	1.66%	2.87	%(l)
Before waivers and reimbursements (a)(f)	1.50%		1.32%	0.98%	1.90	%(l)
Portfolio turnover rate (z)^	33%		47%	28%	4%

	Year Ended December 31,				October 28, 2013* to December 31, 2013
Class K	2016		2015	2014
Net asset value, beginning of period	$9.82		$10.67	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22		0.21	0.21	0.06
Net realized and unrealized gain (loss) on investments	0.56		(0.53)	0.71	0.20

Total from investment operations	0.78		(0.32)	0.92	0.26

Less distributions:
Dividends from net investment income	(0.32)		(0.36)	(0.21)	(0.06)
Distributions from net realized gains	—		(0.16)	(0.22)	(0.02)
Return of capital	(0.10)		(0.01)	—	—

Total dividends and distributions	(0.42)		(0.53)	(0.43)	(0.08)

Net asset value, end of period	$10.18		$9.82	$10.67	$10.18

Total return (b)	7.91%		(3.05)%	8.97%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,093		$10,951	$12,760	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.97	%(j)	1.07%**	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.45%		1.53%	1.73%	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.24%		2.01%	1.93%	3.14	%(l)
Before waivers and reimbursements (a)(f)	1.76%		1.56%	1.25%	2.12	%(l)
Portfolio turnover rate (z)^	33%		47%	28%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax expense of 0.02%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.30% for Class IB and 1.05% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.35%	1.15%	1.37%
Portfolio – Class IB Shares	1.45	1.15	1.25
Portfolio – Class K Shares*	1.71	1.41	1.46
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.84
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.45% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, returned 2.08% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

U.S. government bonds produced modest returns in 2016, with the global bond market performing slightly better. Riskier sectors generally rose more on a relative basis, as credit spreads narrowed and investors sought higher yields. The year closed with a selloff as Donald Trump was elected U.S. president and the Federal Reserve raised its short-term target interest rate range to 0.50% - 0.75%. Against this backdrop, the Portfolio’s holdings in U.S. short- and intermediate-term Treasury securities, corporate bonds and commercial mortgage-backed securities roughly matched its benchmark, after a margin for fees.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	4.34
Weighted Average Coupon (%)	2.50
Weighted Average Modified Duration (Years)*	4.04
Weighted Average Rating**	AA3

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	49.5%
Financials	12.4
Exchange Traded Funds	6.4
Foreign Government Securities	3.7
U.S. Government Agency Securities	3.5
Health Care	3.3
Energy	3.1
Supranational	2.9
Information Technology	2.9
Consumer Staples	2.4
Consumer Discretionary	2.1
Industrials	1.9
Utilities	1.7
Real Estate	1.2
Telecommunication Services	1.1
Repurchase Agreements	1.0
Materials	1.0
Investment Companies	1.0
Municipal Bonds	0.1
Asset-Backed Security	0.0 #
Cash and Other	(1.2)

100.0%

#	Less than 0.05%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$977.84	$3.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.57
Class IB
Actual	1,000.00	977.91	3.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.57
Class K
Actual	1,000.00	979.36	2.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.87	2.30

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.70% and 0.45%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A
4.950%, 1/15/23	$1,598,228	$1,694,121
Continental Airlines Pass-Through Trust,
Series 2010-1 A
4.750%, 1/12/21	1,267,320	1,337,022
Duke Energy Carolinas LLC,
2.500%, 3/15/23	500,000	495,149
Entergy Arkansas, Inc.,
3.500%, 4/1/26	300,000	305,089

Total Asset-Backed Securities		3,831,381

Corporate Bonds (33.1%)
Consumer Discretionary (2.1%)
Auto Components (0.1%)
BorgWarner, Inc.
3.375%, 3/15/25 (x)	800,000	785,866
Delphi Automotive plc
3.150%, 11/19/20	500,000	507,105
Delphi Corp.
4.150%, 3/15/24	865,000	894,410
Lear Corp.
5.250%, 1/15/25	1,190,000	1,243,550
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,210,114
4.150%, 10/1/25	250,000	258,981

		4,900,026

Automobiles (0.0%)
Ford Motor Co.
4.346%, 12/8/26	1,250,000	1,260,861
General Motors Co.
3.500%, 10/2/18	2,000,000	2,036,800
Harley-Davidson, Inc.
3.500%, 7/28/25	400,000	402,316

		3,699,977

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.
3.950%, 10/15/20	666,000	700,214
Hyatt Hotels Corp.
5.375%, 8/15/21	350,000	385,221
4.850%, 3/15/26	250,000	263,539
Marriott International, Inc.
3.375%, 10/15/20	626,000	641,834
2.300%, 1/15/22	500,000	482,696
3.250%, 9/15/22	1,700,000	1,698,721
3.125%, 6/15/26	500,000	468,424
McDonald’s Corp.
5.350%, 3/1/18	968,000	1,009,693
2.100%, 12/7/18	290,000	291,689
5.000%, 2/1/19	750,000	798,197
2.200%, 5/26/20	750,000	749,173
3.500%, 7/15/20	150,000	156,050
2.750%, 12/9/20	320,000	322,671
3.625%, 5/20/21	400,000	416,682
3.250%, 6/10/24 (x)	1,000,000	1,015,522
3.375%, 5/26/25	$750,000	$750,300
3.700%, 1/30/26	1,500,000	1,524,963
Starbucks Corp.
2.100%, 2/4/21	300,000	297,420
2.700%, 6/15/22	400,000	402,118
3.850%, 10/1/23	850,000	905,135
2.450%, 6/15/26	500,000	474,719
Wyndham Worldwide Corp.
2.500%, 3/1/18	950,000	953,589
4.250%, 3/1/22	1,094,000	1,129,822

		15,838,392

Household Durables (0.2%)
D.R. Horton, Inc.
3.750%, 3/1/19	720,000	733,950
4.000%, 2/15/20	920,000	945,300
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	248,587
3.800%, 11/15/24	300,000	301,936
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,237,839
Newell Brands, Inc.
2.150%, 10/15/18	375,000	376,309
2.600%, 3/29/19	590,000	596,554
2.875%, 12/1/19	550,000	558,591
3.150%, 4/1/21	500,000	507,307
3.850%, 4/1/23	1,075,000	1,113,729
5.000%, 11/15/23	2,250,000	2,418,275
4.000%, 12/1/24	400,000	409,624
3.900%, 11/1/25	750,000	749,679
4.200%, 4/1/26	3,100,000	3,235,828
NVR, Inc.
3.950%, 9/15/22	150,000	152,940
Tupperware Brands Corp.
4.750%, 6/1/21 (x)	500,000	534,018
Whirlpool Corp.
2.400%, 3/1/19	900,000	904,146
4.850%, 6/15/21	400,000	432,719
3.700%, 3/1/23	250,000	255,036
3.700%, 5/1/25	500,000	504,080

		16,216,447

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc.
2.600%, 12/5/19	450,000	459,047
3.300%, 12/5/21	1,050,000	1,087,257
2.500%, 11/29/22	1,200,000	1,181,721
3.800%, 12/5/24	1,000,000	1,048,280
Expedia, Inc.
7.456%, 8/15/18	500,000	540,870
5.950%, 8/15/20	1,394,000	1,522,074
JD.com, Inc.
3.125%, 4/29/21	500,000	492,377
3.875%, 4/29/26	500,000	473,973
Priceline Group, Inc. (The)
3.650%, 3/15/25	600,000	595,559
3.600%, 6/1/26	500,000	491,162
QVC, Inc.
3.125%, 4/1/19	333,000	336,313
5.125%, 7/2/22	500,000	516,780
4.375%, 3/15/23	300,000	297,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
4.850%, 4/1/24	$500,000	$501,325
4.450%, 2/15/25	670,000	641,944

		10,185,745

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	503,931
Mattel, Inc.
1.700%, 3/15/18	500,000	498,424
2.350%, 5/6/19	500,000	500,276
2.350%, 8/15/21	180,000	175,601
3.150%, 3/15/23	300,000	294,487

		1,972,719

Media (1.0%)
21st Century Fox America, Inc.
6.900%, 3/1/19	596,000	655,024
5.650%, 8/15/20	594,000	655,282
4.500%, 2/15/21	500,000	533,271
3.000%, 9/15/22	1,000,000	993,037
3.700%, 10/15/25	2,040,000	2,058,749
3.375%, 11/15/26§	300,000	292,807
CBS Corp.
5.750%, 4/15/20	1,256,000	1,380,987
3.375%, 3/1/22	2,000,000	2,026,082
Charter Communications Operating LLC
3.579%, 7/23/20	1,165,000	1,180,961
4.464%, 7/23/22	1,850,000	1,922,335
4.908%, 7/23/25	3,850,000	4,037,110
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	83,376
Comcast Corp.
5.700%, 7/1/19	1,289,000	1,405,468
5.150%, 3/1/20	2,806,000	3,061,817
1.625%, 1/15/22	750,000	717,683
3.125%, 7/15/22	1,050,000	1,072,908
2.850%, 1/15/23	2,150,000	2,149,187
2.750%, 3/1/23	1,500,000	1,489,400
3.600%, 3/1/24	2,000,000	2,065,005
3.150%, 3/1/26	2,000,000	1,973,277
Discovery Communications LLC
5.050%, 6/1/20	2,262,000	2,420,560
4.375%, 6/15/21	62,000	65,297
3.300%, 5/15/22	500,000	495,168
3.250%, 4/1/23	1,000,000	957,146
4.900%, 3/11/26	500,000	525,453
Grupo Televisa SAB
6.000%, 5/15/18	600,000	629,100
Historic TW, Inc.
6.875%, 6/15/18	62,000	66,369
Interpublic Group of Cos., Inc. (The)
4.000%, 3/15/22	315,000	323,391
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,168,446
4.375%, 4/1/21	1,971,000	2,124,707
2.875%, 1/15/23	156,000	155,044
Omnicom Group, Inc.
6.250%, 7/15/19	673,000	740,986
4.450%, 8/15/20	1,280,000	1,356,711
3.625%, 5/1/22	1,281,000	1,317,127
3.650%, 11/1/24	750,000	750,912
RELX Capital, Inc.
8.625%, 1/15/19	$1,691,000	$1,900,670
Scripps Networks Interactive, Inc.
2.750%, 11/15/19	500,000	504,464
2.800%, 6/15/20	500,000	502,671
3.500%, 6/15/22	500,000	504,811
3.900%, 11/15/24	800,000	809,486
3.950%, 6/15/25	500,000	499,904
Time Warner Cable LLC
6.750%, 7/1/18	2,500,000	2,669,000
8.750%, 2/14/19	1,000,000	1,126,600
8.250%, 4/1/19	1,846,000	2,072,135
5.000%, 2/1/20	1,061,000	1,127,976
4.000%, 9/1/21	1,500,000	1,538,437
Time Warner, Inc.
4.875%, 3/15/20	2,700,000	2,881,167
4.700%, 1/15/21	1,812,000	1,935,103
3.400%, 6/15/22	500,000	502,337
4.050%, 12/15/23	1,250,000	1,284,347
3.550%, 6/1/24	2,000,000	1,986,719
Viacom, Inc.
2.500%, 9/1/18	200,000	200,276
2.200%, 4/1/19	600,000	593,668
5.625%, 9/15/19	1,641,000	1,759,909
3.875%, 12/15/21	125,000	127,137
2.250%, 2/4/22	250,000	234,614
3.125%, 6/15/22	500,000	482,234
3.250%, 3/15/23 (x)	1,000,000	950,076
4.250%, 9/1/23	1,100,000	1,099,749
3.450%, 10/4/26	750,000	689,456
Walt Disney Co. (The)
1.500%, 9/17/18	355,000	354,867
5.500%, 3/15/19	500,000	541,285
1.850%, 5/30/19	1,000,000	1,004,052
0.875%, 7/12/19	285,000	279,303
2.150%, 9/17/20	500,000	501,422
3.750%, 6/1/21	181,000	191,763
2.750%, 8/16/21	1,000,000	1,016,028
2.550%, 2/15/22	2,000,000	2,003,818
2.350%, 12/1/22	650,000	638,295
3.150%, 9/17/25	500,000	506,002
1.850%, 7/30/26	465,000	417,194
WPP Finance 2010
4.750%, 11/21/21	160,000	173,097
3.750%, 9/19/24	1,000,000	1,006,414

		80,466,669

Multiline Retail (0.2%)
Dollar General Corp.
1.875%, 4/15/18	194,000	194,040
3.250%, 4/15/23	1,150,000	1,139,330
4.150%, 11/1/25	125,000	128,628
Kohl’s Corp.
4.750%, 12/15/23	800,000	849,016
4.250%, 7/17/25	750,000	755,418
Macy’s Retail Holdings, Inc.
3.450%, 1/15/21	500,000	511,351
3.875%, 1/15/22	400,000	410,291
4.375%, 9/1/23	635,000	655,438
3.625%, 6/1/24 (x)	1,000,000	973,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Nordstrom, Inc.
6.250%, 1/15/18	$277,000	$289,729
4.750%, 5/1/20	584,000	621,088
4.000%, 10/15/21	600,000	627,097
Target Corp.
6.000%, 1/15/18	1,550,000	1,619,795
2.300%, 6/26/19	1,500,000	1,518,183
3.875%, 7/15/20	1,000,000	1,057,741
2.500%, 4/15/26	2,000,000	1,902,549

		13,253,105

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	167,219
4.500%, 12/1/23	1,000,000	1,035,920
AutoNation, Inc.
3.350%, 1/15/21	375,000	376,375
4.500%, 10/1/25	215,000	216,961
AutoZone, Inc.
1.625%, 4/21/19	40,000	39,519
4.000%, 11/15/20	1,956,000	2,053,169
2.500%, 4/15/21	100,000	98,953
3.700%, 4/15/22	350,000	361,546
3.250%, 4/15/25	333,000	325,853
3.125%, 4/21/26	125,000	120,325
Bed Bath & Beyond, Inc.
3.749%, 8/1/24 (x)	350,000	352,972
Home Depot, Inc. (The)
2.250%, 9/10/18	742,000	752,937
2.000%, 6/15/19	1,000,000	1,013,190
2.000%, 4/1/21	1,500,000	1,485,439
4.400%, 4/1/21	650,000	707,395
2.625%, 6/1/22	1,750,000	1,755,729
2.700%, 4/1/23	800,000	795,576
3.750%, 2/15/24	1,000,000	1,053,032
3.350%, 9/15/25	490,000	501,847
3.000%, 4/1/26	750,000	746,755
2.125%, 9/15/26	625,000	575,545
Lowe’s Cos., Inc.
1.150%, 4/15/19	300,000	298,267
4.625%, 4/15/20	1,089,000	1,177,836
3.120%, 4/15/22	750,000	769,897
3.875%, 9/15/23	1,000,000	1,062,634
3.125%, 9/15/24	500,000	501,421
3.375%, 9/15/25	510,000	518,995
2.500%, 4/15/26	750,000	709,383
O’Reilly Automotive, Inc.
4.875%, 1/14/21	285,000	307,726
4.625%, 9/15/21	300,000	322,848
3.800%, 9/1/22	300,000	310,376
3.850%, 6/15/23	250,000	257,769
3.550%, 3/15/26	500,000	499,876
Ross Stores, Inc.
3.375%, 9/15/24	300,000	300,188
Signet UK Finance plc
4.700%, 6/15/24	500,000	470,131
Staples, Inc.
2.750%, 1/12/18 (x)	1,000,000	1,009,661
4.375%, 1/12/23 (x)	100,000	100,103
TJX Cos., Inc. (The)
2.750%, 6/15/21	750,000	762,952
2.500%, 5/15/23	450,000	440,169
2.250%, 9/15/26	$500,000	$459,578

		24,816,067

Textiles, Apparel & Luxury Goods (0.0%)
Coach, Inc.
4.250%, 4/1/25	500,000	501,173
NIKE, Inc.
2.250%, 5/1/23	450,000	438,721
2.375%, 11/1/26	1,000,000	938,019
Ralph Lauren Corp.
2.125%, 9/26/18	300,000	302,368
2.625%, 8/18/20	400,000	403,155
Under Armour, Inc.
3.250%, 6/15/26	500,000	472,428

		3,055,864

Total Consumer Discretionary		174,405,011

Consumer Staples (2.4%)
Beverages (1.0%)
Anheuser-Busch Cos. LLC
5.000%, 3/1/19	62,000	65,784
Anheuser-Busch InBev Finance, Inc.
1.250%, 1/17/18	500,000	499,255
1.900%, 2/1/19	2,975,000	2,970,716
2.650%, 2/1/21	6,125,000	6,122,747
2.625%, 1/17/23	2,356,000	2,310,480
3.300%, 2/1/23	3,975,000	4,044,458
3.700%, 2/1/24	2,500,000	2,586,446
3.650%, 2/1/26	9,000,000	9,116,492
Anheuser-Busch InBev Worldwide, Inc.
2.200%, 8/1/18	1,000,000	1,006,569
7.750%, 1/15/19	3,300,000	3,668,344
5.375%, 1/15/20	2,181,000	2,374,449
4.375%, 2/15/21	1,158,000	1,233,358
3.750%, 1/15/22	2,000,000	2,083,772
2.500%, 7/15/22	1,300,000	1,277,804
Beam Suntory, Inc.
1.750%, 6/15/18	500,000	499,421
3.250%, 5/15/22	250,000	250,033
3.250%, 6/15/23	500,000	488,614
Brown-Forman Corp.
1.000%, 1/15/18	500,000	499,327
Coca-Cola Bottling Co. Consolidated
3.800%, 11/25/25	250,000	251,220
Coca-Cola Co. (The)
1.650%, 3/14/18	1,800,000	1,805,882
1.150%, 4/1/18	500,000	498,812
1.375%, 5/30/19	1,000,000	992,274
1.875%, 10/27/20	750,000	743,941
2.450%, 11/1/20	1,000,000	1,012,849
3.150%, 11/15/20	1,001,000	1,039,379
1.550%, 9/1/21	750,000	726,919
3.300%, 9/1/21	1,000,000	1,046,376
2.500%, 4/1/23	1,000,000	987,611
3.200%, 11/1/23	2,650,000	2,715,273
2.875%, 10/27/25	850,000	841,196
2.550%, 6/1/26	500,000	479,368
2.250%, 9/1/26	1,000,000	931,738

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Coca-Cola European Partners US LLC
3.500%, 9/15/20	$150,000	$154,048
3.250%, 8/19/21	350,000	356,316
Coca-Cola Femsa SAB de CV
2.375%, 11/26/18	1,450,000	1,451,015
3.875%, 11/26/23	500,000	506,650
Constellation Brands, Inc.
3.875%, 11/15/19	315,000	326,025
3.750%, 5/1/21	395,000	409,072
6.000%, 5/1/22	475,000	533,781
4.250%, 5/1/23	1,470,000	1,517,775
3.700%, 12/6/26	750,000	732,656
Diageo Capital plc
1.125%, 4/29/18	1,250,000	1,240,966
2.625%, 4/29/23	1,500,000	1,483,863
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	1,005,180
Dr Pepper Snapple Group, Inc.
2.600%, 1/15/19	300,000	304,370
2.530%, 11/15/21	250,000	248,050
3.200%, 11/15/21	300,000	307,117
3.130%, 12/15/23	500,000	499,393
3.400%, 11/15/25	1,250,000	1,247,817
2.550%, 9/15/26	200,000	185,309
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	143,010
Molson Coors Brewing Co.
1.450%, 7/15/19	405,000	398,934
2.100%, 7/15/21	500,000	487,739
3.500%, 5/1/22	500,000	514,524
3.000%, 7/15/26	680,000	640,121
PepsiCo, Inc.
5.000%, 6/1/18	156,000	163,739
2.250%, 1/7/19	1,000,000	1,011,620
1.500%, 2/22/19	275,000	273,902
1.350%, 10/4/19	545,000	537,321
4.500%, 1/15/20	2,700,000	2,889,781
2.150%, 10/14/20	750,000	750,148
3.125%, 11/1/20	250,000	258,818
1.700%, 10/6/21	1,250,000	1,209,520
2.750%, 3/5/22	1,750,000	1,767,065
3.100%, 7/17/22	750,000	768,078
2.750%, 3/1/23	1,000,000	999,700
3.600%, 3/1/24	1,000,000	1,047,475
3.500%, 7/17/25	750,000	779,736
2.850%, 2/24/26	300,000	296,175
2.375%, 10/6/26 (x)	670,000	634,290

		83,252,006

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
1.700%, 12/15/19	1,000,000	997,185
CVS Health Corp.
1.900%, 7/20/18	1,000,000	1,002,403
2.250%, 12/5/18	694,000	700,031
2.250%, 8/12/19	1,500,000	1,508,368
2.800%, 7/20/20	2,000,000	2,027,920
2.125%, 6/1/21	1,000,000	977,638
3.500%, 7/20/22	1,650,000	1,693,479
2.750%, 12/1/22	2,000,000	1,965,977
4.000%, 12/5/23	$1,100,000	$1,153,199
3.875%, 7/20/25	2,400,000	2,476,711
2.875%, 6/1/26	1,500,000	1,427,644
Kroger Co. (The)
2.000%, 1/15/19	125,000	125,007
1.500%, 9/30/19	380,000	374,157
6.150%, 1/15/20	1,602,000	1,771,381
3.300%, 1/15/21	100,000	102,474
2.600%, 2/1/21	250,000	249,428
2.950%, 11/1/21	960,000	962,823
3.400%, 4/15/22	350,000	357,564
3.850%, 8/1/23	1,250,000	1,299,305
4.000%, 2/1/24	190,000	198,516
2.650%, 10/15/26 (x)	600,000	556,975
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,182,356
1.900%, 4/1/19	435,000	433,123
2.600%, 10/1/20	500,000	502,317
2.500%, 7/15/21	715,000	708,142
Walgreen Co.
5.250%, 1/15/19	162,000	172,250
3.100%, 9/15/22	1,281,000	1,278,044
Walgreens Boots Alliance, Inc.
1.750%, 5/30/18	535,000	535,108
2.700%, 11/18/19	1,000,000	1,013,153
2.600%, 6/1/21	795,000	788,430
3.300%, 11/18/21	940,000	954,979
3.100%, 6/1/23	430,000	425,170
3.800%, 11/18/24	2,000,000	2,038,888
3.450%, 6/1/26	375,000	367,907
Wal-Mart Stores, Inc.
5.800%, 2/15/18	596,000	624,311
1.125%, 4/11/18	1,625,000	1,621,468
4.125%, 2/1/19	1,750,000	1,835,731
3.625%, 7/8/20	187,000	197,000
3.250%, 10/25/20	2,037,000	2,118,969
2.550%, 4/11/23	1,650,000	1,636,358
3.300%, 4/22/24	2,000,000	2,060,780
Whole Foods Market, Inc.
5.200%, 12/3/25	500,000	528,253

		42,950,922

Food Products (0.4%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,038,000	1,087,495
4.479%, 3/1/21	250,000	270,240
2.500%, 8/11/26	500,000	472,501
Bunge Ltd. Finance Corp.
8.500%, 6/15/19	565,000	646,320
3.500%, 11/24/20	625,000	632,879
3.250%, 8/15/26	215,000	206,033
Campbell Soup Co.
4.500%, 2/15/19	521,000	548,516
4.250%, 4/15/21	100,000	106,858
2.500%, 8/2/22	363,000	356,769
3.300%, 3/19/25	450,000	452,357
Conagra Brands, Inc.
3.200%, 1/25/23	1,805,000	1,795,136
Flowers Foods, Inc.
3.500%, 10/1/26	535,000	505,899
General Mills, Inc.
5.650%, 2/15/19	1,202,000	1,291,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
2.200%, 10/21/19	$1,000,000	$1,003,382
3.150%, 12/15/21	1,000,000	1,019,864
Hershey Co. (The)
1.600%, 8/21/18	160,000	160,590
4.125%, 12/1/20	500,000	533,366
2.625%, 5/1/23	250,000	245,435
3.200%, 8/21/25	300,000	302,781
2.300%, 8/15/26	500,000	462,141
Hormel Foods Corp.
4.125%, 4/15/21	350,000	369,636
Ingredion, Inc.
4.625%, 11/1/20	269,000	286,996
3.200%, 10/1/26	200,000	194,465
JM Smucker Co. (The)
3.500%, 10/15/21	750,000	778,213
Kellogg Co.
3.250%, 5/21/18	290,000	295,463
4.150%, 11/15/19	500,000	526,825
4.000%, 12/15/20	542,000	568,873
3.125%, 5/17/22	500,000	505,971
2.650%, 12/1/23	1,100,000	1,067,007
Kraft Heinz Foods Co.
2.000%, 7/2/18	415,000	414,990
6.125%, 8/23/18	1,250,000	1,325,612
5.375%, 2/10/20	1,163,000	1,257,538
2.800%, 7/2/20	900,000	908,764
3.500%, 6/6/22	1,700,000	1,738,705
3.500%, 7/15/22	900,000	911,420
3.950%, 7/15/25	1,100,000	1,117,653
3.000%, 6/1/26	1,925,000	1,798,445
McCormick & Co., Inc.
3.900%, 7/15/21	250,000	264,286
3.500%, 9/1/23	357,000	365,249
3.250%, 11/15/25	235,000	235,846
Mead Johnson Nutrition Co.
4.900%, 11/1/19	804,000	858,980
3.000%, 11/15/20	310,000	313,071
4.125%, 11/15/25	610,000	627,436
Tyson Foods, Inc.
2.650%, 8/15/19	1,750,000	1,765,816
4.500%, 6/15/22	1,375,000	1,470,262
Unilever Capital Corp.
4.800%, 2/15/19	1,296,000	1,376,213
2.200%, 3/6/19	500,000	504,890
2.100%, 7/30/20	400,000	398,141
4.250%, 2/10/21	350,000	376,220
1.375%, 7/28/21	295,000	282,661
3.100%, 7/30/25	300,000	300,416
2.000%, 7/28/26	250,000	229,171

		35,535,188

Household Products (0.2%)
Church & Dwight Co., Inc.
2.450%, 12/15/19	500,000	500,954
Clorox Co. (The)
3.800%, 11/15/21	500,000	523,901
3.050%, 9/15/22	610,000	616,230
3.500%, 12/15/24	500,000	508,027
Colgate-Palmolive Co.
1.500%, 11/1/18	500,000	500,029
2.300%, 5/3/22	1,000,000	990,446
2.100%, 5/1/23	$1,000,000	$968,535
3.250%, 3/15/24	500,000	517,729
Kimberly-Clark Corp.
7.500%, 11/1/18	800,000	884,077
1.400%, 2/15/19	180,000	178,855
1.900%, 5/22/19	500,000	501,404
2.150%, 8/15/20	300,000	299,836
3.875%, 3/1/21	100,000	106,024
2.650%, 3/1/25	200,000	194,353
3.050%, 8/15/25	300,000	299,438
2.750%, 2/15/26	250,000	242,952
Procter & Gamble Co. (The)
1.600%, 11/15/18	900,000	902,825
1.700%, 11/3/21	500,000	490,199
3.100%, 8/15/23	2,625,000	2,684,866
2.450%, 11/3/26	500,000	479,841

		12,390,521

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
1.700%, 5/10/21	300,000	291,393

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	913,000	1,041,124
9.250%, 8/6/19	1,437,000	1,693,389
2.625%, 1/14/20	1,500,000	1,513,918
4.750%, 5/5/21	950,000	1,029,681
2.850%, 8/9/22	1,700,000	1,705,360
2.950%, 5/2/23	156,000	155,890
2.625%, 9/16/26	430,000	406,591
Philip Morris International, Inc.
5.650%, 5/16/18	2,689,000	2,833,741
1.875%, 1/15/19	600,000	599,142
4.500%, 3/26/20	1,000,000	1,068,595
4.125%, 5/17/21	300,000	319,585
2.500%, 8/22/22	1,000,000	981,679
2.625%, 3/6/23	1,150,000	1,132,399
2.125%, 5/10/23	625,000	596,570
3.600%, 11/15/23	600,000	623,045
3.250%, 11/10/24	500,000	502,631
3.375%, 8/11/25	250,000	252,976
Reynolds American, Inc.
2.300%, 6/12/18	190,000	190,999
8.125%, 6/23/19	572,000	651,202
6.875%, 5/1/20	1,266,000	1,436,993
3.250%, 6/12/20	162,000	165,698
4.000%, 6/12/22	600,000	625,214
4.850%, 9/15/23	1,500,000	1,629,203
4.450%, 6/12/25	2,035,000	2,145,513

		23,301,138

Total Consumer Staples		197,721,168

Energy (3.1%)
Energy Equipment & Services (0.1%)
Baker Hughes, Inc.
3.200%, 8/15/21	286,000	292,433
FMC Technologies, Inc.
3.450%, 10/1/22	400,000	398,434
Halliburton Co.
2.000%, 8/1/18	250,000	250,105

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
6.150%, 9/15/19	$1,723,000	$1,892,519
3.250%, 11/15/21	350,000	358,293
3.500%, 8/1/23	800,000	810,329
3.800%, 11/15/25	1,562,000	1,580,429
Nabors Industries, Inc.
6.150%, 2/15/18	800,000	830,000
9.250%, 1/15/19	1,300,000	1,443,000
5.000%, 9/15/20	700,000	719,250
4.625%, 9/15/21	156,000	158,827
5.500%, 1/15/23§(b)	125,000	130,163
National Oilwell Varco, Inc.
2.600%, 12/1/22	687,000	633,164
Oceaneering International, Inc.
4.650%, 11/15/24	500,000	489,498

		9,986,444

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.
8.700%, 3/15/19	927,000	1,049,827
4.850%, 3/15/21 (x)	475,000	505,305
3.450%, 7/15/24	800,000	782,960
5.550%, 3/15/26 (x)	1,250,000	1,387,500
ANR Pipeline Co.
9.625%, 11/1/21	500,000	657,773
Apache Corp.
3.625%, 2/1/21	1,000,000	1,033,642
3.250%, 4/15/22	362,000	366,479
Boardwalk Pipelines LP
5.750%, 9/15/19	739,000	797,526
4.950%, 12/15/24	500,000	510,681
5.950%, 6/1/26	250,000	271,835
BP Capital Markets plc
1.674%, 2/13/18	500,000	500,034
1.375%, 5/10/18	1,519,000	1,512,413
2.241%, 9/26/18	1,500,000	1,509,808
4.750%, 3/10/19	1,121,000	1,184,744
1.676%, 5/3/19	385,000	382,243
2.237%, 5/10/19	100,000	100,340
2.521%, 1/15/20	880,000	884,224
2.315%, 2/13/20	1,000,000	998,199
4.500%, 10/1/20	1,637,000	1,753,872
4.742%, 3/11/21	1,000,000	1,084,927
2.112%, 9/16/21	650,000	632,973
3.561%, 11/1/21	1,500,000	1,558,241
3.245%, 5/6/22	1,375,000	1,403,865
2.500%, 11/6/22	1,500,000	1,468,284
2.750%, 5/10/23	1,000,000	982,423
3.994%, 9/26/23	500,000	524,306
3.216%, 11/28/23	500,000	501,236
3.814%, 2/10/24	1,150,000	1,179,404
3.535%, 11/4/24	1,150,000	1,167,531
3.119%, 5/4/26	500,000	486,428
Buckeye Partners LP
5.500%, 8/15/19	479,000	513,252
4.875%, 2/1/21	1,420,000	1,503,458
Canadian Natural Resources Ltd.
1.750%, 1/15/18	875,000	871,345
5.900%, 2/1/18	100,000	103,917
3.800%, 4/15/24	64,000	62,851
Chevron Corp.
1.365%, 3/2/18	1,500,000	1,498,555
1.718%, 6/24/18	2,000,000	2,006,093
1.790%, 11/16/18	750,000	751,811
4.950%, 3/3/19	1,346,000	1,436,813
1.561%, 5/16/19	1,500,000	1,493,013
2.193%, 11/15/19	715,000	720,168
1.961%, 3/3/20	1,500,000	1,493,659
2.427%, 6/24/20	2,250,000	2,269,633
2.419%, 11/17/20	750,000	754,376
2.100%, 5/16/21	1,500,000	1,484,633
2.411%, 3/3/22	500,000	495,549
2.355%, 12/5/22	1,800,000	1,767,607
2.566%, 5/16/23	1,250,000	1,233,878
3.191%, 6/24/23	1,425,000	1,456,685
3.326%, 11/17/25	1,000,000	1,018,897
2.954%, 5/16/26	1,500,000	1,463,749
Cimarex Energy Co.
4.375%, 6/1/24	1,000,000	1,036,442
CNOOC Finance 2013 Ltd.
1.750%, 5/9/18	254,000	252,412
3.000%, 5/9/23	2,450,000	2,364,250
CNOOC Finance 2015 Australia Pty. Ltd.
2.625%, 5/5/20	1,000,000	993,750
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25	1,600,000	1,561,737
CNOOC Nexen Finance 2014 ULC
4.250%, 4/30/24	1,100,000	1,125,404
Columbia Pipeline Group, Inc.
2.450%, 6/1/18	175,000	175,686
3.300%, 6/1/20	250,000	255,530
4.500%, 6/1/25	400,000	420,849
ConocoPhillips Co.
5.750%, 2/1/19	2,166,000	2,320,679
6.000%, 1/15/20	1,000,000	1,101,945
2.200%, 5/15/20 (x)	430,000	425,738
4.200%, 3/15/21 (x)	750,000	795,800
2.400%, 12/15/22	1,806,000	1,739,427
3.350%, 11/15/24 (x)	250,000	248,894
3.350%, 5/15/25	715,000	708,020
4.950%, 3/15/26	750,000	828,490
Devon Energy Corp.
4.000%, 7/15/21	837,000	862,633
3.250%, 5/15/22 (x)	750,000	743,906
5.850%, 12/15/25 (x)	500,000	565,625
Ecopetrol SA
4.250%, 9/18/18	1,000,000	1,028,750
7.625%, 7/23/19	1,859,000	2,082,080
5.875%, 9/18/23	1,000,000	1,062,500
4.125%, 1/16/25	1,000,000	942,500
Enable Midstream Partners LP
2.400%, 5/15/19	750,000	737,812
3.900%, 5/15/24	750,000	708,552
Enbridge Energy Partners LP
9.875%, 3/1/19	500,000	572,575
5.200%, 3/15/20	1,081,000	1,158,736
4.200%, 9/15/21	500,000	522,081
Enbridge, Inc.
3.500%, 6/10/24	1,000,000	972,775
4.250%, 12/1/26	500,000	511,635
Encana Corp.
6.500%, 5/15/19	500,000	538,125
3.900%, 11/15/21 (x)	500,000	503,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Energy Transfer Partners LP
2.500%, 6/15/18	$675,000	$675,652
6.700%, 7/1/18	844,000	895,106
9.700%, 3/15/19	346,000	397,499
9.000%, 4/15/19	1,000,000	1,138,958
4.150%, 10/1/20	800,000	823,631
4.650%, 6/1/21	1,500,000	1,570,293
5.200%, 2/1/22	1,000,000	1,064,982
3.600%, 2/1/23	1,150,000	1,123,986
4.050%, 3/15/25	2,000,000	1,974,327
4.750%, 1/15/26	1,250,000	1,288,507
EnLink Midstream Partners LP
4.850%, 7/15/26	450,000	453,216
Enterprise Products Operating LLC
6.650%, 4/15/18	2,000,000	2,120,027
2.550%, 10/15/19	750,000	754,973
5.250%, 1/31/20	200,000	215,640
5.200%, 9/1/20	1,500,000	1,640,319
2.850%, 4/15/21	1,055,000	1,061,701
4.050%, 2/15/22	500,000	526,736
3.350%, 3/15/23	1,356,000	1,372,558
3.750%, 2/15/25	1,415,000	1,425,791
EOG Resources, Inc.
5.625%, 6/1/19	1,094,000	1,181,179
4.100%, 2/1/21	1,625,000	1,705,717
3.150%, 4/1/25	2,000,000	1,963,069
4.150%, 1/15/26	500,000	525,265
EQT Corp.
6.500%, 4/1/18	500,000	527,001
8.125%, 6/1/19	1,027,000	1,157,382
4.875%, 11/15/21	156,000	166,529
EQT Midstream Partners LP
4.000%, 8/1/24	415,000	408,256
Exxon Mobil Corp.
1.439%, 3/1/18	565,000	565,065
1.305%, 3/6/18	250,000	249,625
1.708%, 3/1/19	1,000,000	998,691
1.819%, 3/15/19	1,500,000	1,501,314
1.912%, 3/6/20	1,000,000	998,231
2.222%, 3/1/21	1,480,000	1,476,556
2.397%, 3/6/22	250,000	248,267
2.726%, 3/1/23	1,680,000	1,683,919
3.176%, 3/15/24	2,000,000	2,024,827
2.709%, 3/6/25	1,000,000	973,085
3.043%, 3/1/26	2,025,000	2,015,642
Gulf South Pipeline Co. LP
4.000%, 6/15/22	750,000	758,214
Helmerich & Payne International Drilling Co.
4.650%, 3/15/25	300,000	309,572
HollyFrontier Corp.
5.875%, 4/1/26	250,000	254,787
Husky Energy, Inc.
7.250%, 12/15/19	295,000	334,789
3.950%, 4/15/22	2,000,000	2,087,225
4.000%, 4/15/24	125,000	127,177
Kinder Morgan Energy Partners LP
2.650%, 2/1/19	500,000	501,391
9.000%, 2/1/19	793,000	891,146
6.850%, 2/15/20	1,061,000	1,179,161
6.500%, 4/1/20	$375,000	$413,544
5.300%, 9/15/20	202,000	216,110
3.500%, 3/1/21	2,040,000	2,069,121
5.800%, 3/1/21	1,000,000	1,091,261
4.150%, 3/1/22	500,000	511,732
3.950%, 9/1/22	3,750,000	3,815,037
3.450%, 2/15/23	500,000	494,570
3.500%, 9/1/23	100,000	98,397
4.250%, 9/1/24	750,000	769,715
Magellan Midstream Partners LP
6.550%, 7/15/19	287,000	317,205
4.250%, 2/1/21	624,000	660,551
3.200%, 3/15/25	750,000	733,245
5.000%, 3/1/26	250,000	273,430
Marathon Oil Corp.
5.900%, 3/15/18	283,000	295,537
2.700%, 6/1/20	750,000	750,469
2.800%, 11/1/22	875,000	835,078
3.850%, 6/1/25	750,000	724,687
Marathon Petroleum Corp.
2.700%, 12/14/18	1,000,000	1,012,174
3.400%, 12/15/20	1,000,000	1,021,974
5.125%, 3/1/21	391,000	425,228
MPLX LP
4.875%, 12/1/24	1,000,000	1,027,004
4.000%, 2/15/25	300,000	292,573
4.875%, 6/1/25	1,500,000	1,537,341
Nexen Energy ULC
6.200%, 7/30/19	500,000	544,443
Noble Energy, Inc.
8.250%, 3/1/19	998,000	1,119,449
4.150%, 12/15/21	156,000	162,527
3.900%, 11/15/24	1,500,000	1,508,627
Occidental Petroleum Corp.
1.500%, 2/15/18	500,000	499,625
4.100%, 2/1/21	1,000,000	1,061,967
3.125%, 2/15/22	1,500,000	1,530,761
2.600%, 4/15/22	900,000	895,388
2.700%, 2/15/23	1,156,000	1,143,162
3.400%, 4/15/26	355,000	356,774
ONEOK Partners LP
3.200%, 9/15/18	1,500,000	1,534,895
8.625%, 3/1/19	1,602,000	1,805,558
3.375%, 10/1/22	150,000	150,657
5.000%, 9/15/23	1,000,000	1,083,202
Petroleos Mexicanos
5.750%, 3/1/18	1,286,000	1,329,403
3.500%, 7/18/18	1,000,000	1,007,500
3.125%, 1/23/19	1,500,000	1,486,875
8.000%, 5/3/19	1,900,000	2,090,190
6.000%, 3/5/20	2,323,000	2,444,725
6.375%, 2/4/21§	1,000,000	1,062,500
4.875%, 1/24/22 (x)	1,500,000	1,509,150
5.375%, 3/13/22 (b)§	500,000	511,990
3.500%, 1/30/23	2,381,000	2,179,805
4.875%, 1/18/24 (x)	2,000,000	1,944,800
2.378%, 4/15/25	918,000	918,000
2.460%, 12/15/25	900,000	923,718
Phillips 66
4.300%, 4/1/22	2,250,000	2,412,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Phillips 66 Partners LP
3.605%, 2/15/25	$1,000,000	$975,872
3.550%, 10/1/26	300,000	290,480
Pioneer Natural Resources Co.
7.500%, 1/15/20	250,000	283,317
3.450%, 1/15/21	500,000	510,967
4.450%, 1/15/26 (x)	1,250,000	1,325,065
Plains All American Pipeline LP
6.500%, 5/1/18	477,000	503,746
8.750%, 5/1/19	404,000	459,730
2.600%, 12/15/19	1,575,000	1,574,703
5.000%, 2/1/21 (x)	1,000,000	1,071,360
3.850%, 10/15/23	250,000	247,753
3.600%, 11/1/24	1,250,000	1,199,168
4.500%, 12/15/26	500,000	503,221
Sasol Financing International Ltd.
4.500%, 11/14/22	750,000	744,375
Spectra Energy Capital LLC
6.200%, 4/15/18	984,000	1,028,213
8.000%, 10/1/19	345,000	389,058
3.300%, 3/15/23	500,000	481,338
Spectra Energy Partners LP
2.950%, 9/25/18	1,400,000	1,421,086
3.500%, 3/15/25	1,000,000	978,577
3.375%, 10/15/26	315,000	300,194
Statoil ASA
1.150%, 5/15/18	1,000,000	993,295
5.250%, 4/15/19	1,006,000	1,080,533
2.250%, 11/8/19	1,000,000	1,006,875
2.900%, 11/8/20	1,170,000	1,188,621
2.750%, 11/10/21	1,000,000	1,009,341
3.150%, 1/23/22	1,000,000	1,025,860
2.450%, 1/17/23	500,000	486,890
2.650%, 1/15/24	500,000	489,968
3.700%, 3/1/24 (x)	1,000,000	1,045,329
3.250%, 11/10/24 (x)	600,000	608,609
Suncor Energy, Inc.
6.100%, 6/1/18	1,925,000	2,040,437
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21	250,000	263,101
3.450%, 1/15/23	750,000	730,955
4.250%, 4/1/24	1,000,000	1,011,593
5.950%, 12/1/25	250,000	281,551
3.900%, 7/15/26	500,000	483,916
TC PipeLines LP
4.375%, 3/13/25	1,000,000	1,006,093
Total Capital Canada Ltd.
1.450%, 1/15/18	1,150,000	1,148,222
2.750%, 7/15/23	1,000,000	989,772
Total Capital International SA
2.125%, 1/10/19	1,000,000	1,005,776
2.100%, 6/19/19	1,000,000	1,005,055
2.875%, 2/17/22	250,000	252,502
2.700%, 1/25/23	1,187,000	1,171,293
3.750%, 4/10/24	2,000,000	2,111,535
Total Capital SA
2.125%, 8/10/18	1,000,000	1,006,290
4.450%, 6/24/20	825,000	886,958
4.125%, 1/28/21	1,100,000	1,170,901
4.250%, 12/15/21	500,000	539,042
TransCanada PipeLines Ltd.
1.875%, 1/12/18	$1,000,000	$1,001,383
3.125%, 1/15/19	100,000	102,267
7.125%, 1/15/19	1,293,000	1,420,839
3.800%, 10/1/20	1,298,000	1,348,957
2.500%, 8/1/22	850,000	833,240
4.875%, 1/15/26	550,000	612,568
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18	100,000	105,480
Valero Energy Corp.
9.375%, 3/15/19	554,000	636,239
6.125%, 2/1/20	1,154,000	1,276,766
3.650%, 3/15/25	600,000	594,682
3.400%, 9/15/26 (x)	350,000	334,159
Valero Energy Partners LP
4.375%, 12/15/26	215,000	215,736
Western Gas Partners LP
4.000%, 7/1/22	500,000	507,188
3.950%, 6/1/25	1,400,000	1,376,375
4.650%, 7/1/26	250,000	258,135
Williams Partners LP
5.250%, 3/15/20	1,000,000	1,071,845
4.125%, 11/15/20	250,000	260,450
4.000%, 11/15/21	750,000	768,094
3.600%, 3/15/22	1,500,000	1,501,470
3.350%, 8/15/22	1,200,000	1,177,557
4.500%, 11/15/23	1,000,000	1,026,374
4.300%, 3/4/24	3,000,000	3,003,400
4.000%, 9/15/25	2,500,000	2,462,121

		243,612,273

Total Energy		253,598,717

Financials (12.4%)
Banks (6.5%)
Agricultural Bank of China Ltd.
2.000%, 5/21/18	397,000	395,822
2.750%, 5/21/20	500,000	496,991
Associated Banc-Corp.
2.750%, 11/15/19	550,000	552,676
Australia & New Zealand Banking Group Ltd.
1.500%, 1/16/18	1,100,000	1,098,497
1.450%, 5/15/18	750,000	746,887
2.000%, 11/16/18	250,000	250,327
1.600%, 7/15/19	460,000	453,785
2.050%, 9/23/19	1,000,000	993,269
2.700%, 11/16/20	500,000	501,314
2.300%, 6/1/21	1,650,000	1,621,660
2.550%, 11/23/21	1,250,000	1,236,313
3.700%, 11/16/25 (x)	1,000,000	1,035,134
Banco Bilbao Vizcaya Argentaria SA
3.000%, 10/20/20	1,000,000	1,003,333
Bancolombia SA
5.950%, 6/3/21	500,000	540,625
Bank of America Corp.
2.000%, 1/11/18	1,350,000	1,352,786
6.875%, 4/25/18	4,624,000	4,912,427
5.650%, 5/1/18	4,289,000	4,498,235
6.875%, 11/15/18	130,000	141,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
2.600%, 1/15/19	$1,742,000	$1,758,339
2.650%, 4/1/19	1,133,000	1,144,366
7.625%, 6/1/19	3,439,000	3,853,179
2.250%, 4/21/20	2,050,000	2,029,907
5.625%, 7/1/20	4,810,000	5,264,991
2.151%, 11/9/20	2,000,000	1,971,243
2.625%, 4/19/21	1,475,000	1,464,587
5.000%, 5/13/21	1,500,000	1,629,063
5.700%, 1/24/22	2,500,000	2,808,857
2.503%, 10/21/22	4,250,000	4,098,370
3.300%, 1/11/23	4,300,000	4,317,833
4.100%, 7/24/23	2,000,000	2,085,601
4.125%, 1/22/24	1,200,000	1,247,285
4.000%, 4/1/24	5,000,000	5,150,111
4.200%, 8/26/24	625,000	634,612
4.000%, 1/22/25	1,000,000	1,001,563
3.950%, 4/21/25	2,450,000	2,435,793
3.875%, 8/1/25	2,000,000	2,038,468
4.450%, 3/3/26	655,000	672,842
3.500%, 4/19/26	3,000,000	2,960,333
Bank of America NA
1.650%, 3/26/18	2,000,000	2,001,235
1.750%, 6/5/18	1,000,000	999,602
2.050%, 12/7/18	2,500,000	2,515,989
Bank of Montreal
1.450%, 4/9/18	1,000,000	999,377
1.350%, 8/28/18	1,000,000	993,383
1.500%, 7/18/19	750,000	740,522
2.100%, 12/12/19	1,500,000	1,498,726
1.900%, 8/27/21	2,000,000	1,936,997
2.550%, 11/6/22	1,300,000	1,280,109
Bank of Nova Scotia (The)
1.450%, 4/25/18	1,150,000	1,146,631
1.700%, 6/11/18	1,500,000	1,501,295
1.950%, 1/15/19	750,000	749,151
2.050%, 6/5/19	1,000,000	998,296
1.650%, 6/14/19	2,000,000	1,977,241
2.350%, 10/21/20	1,250,000	1,243,724
4.375%, 1/13/21	1,150,000	1,229,834
2.450%, 3/22/21	750,000	746,259
2.800%, 7/21/21	1,000,000	1,007,233
Barclays Bank plc
5.140%, 10/14/20	2,269,000	2,399,840
Barclays plc
2.000%, 3/16/18	1,000,000	1,000,587
2.750%, 11/8/19	2,250,000	2,246,456
2.875%, 6/8/20	2,500,000	2,485,774
3.250%, 1/12/21	500,000	499,493
3.200%, 8/10/21	750,000	741,637
3.650%, 3/16/25	1,750,000	1,697,178
4.375%, 1/12/26	1,500,000	1,527,060
5.200%, 5/12/26	2,000,000	2,036,162
BB&T Corp.
2.050%, 6/19/18	850,000	855,169
2.250%, 2/1/19	600,000	603,221
6.850%, 4/30/19	100,000	111,063
5.250%, 11/1/19	460,000	497,098
2.625%, 6/29/20	1,000,000	1,007,578
2.050%, 5/10/21	2,000,000	1,961,027
3.950%, 3/22/22	250,000	261,661
BNP Paribas SA
2.700%, 8/20/18	$2,000,000	$2,025,494
2.400%, 12/12/18	100,000	100,616
2.450%, 3/17/19 (x)	1,700,000	1,711,358
5.000%, 1/15/21	2,000,000	2,172,754
3.250%, 3/3/23	650,000	655,600
4.250%, 10/15/24	1,000,000	1,003,704
Branch Banking & Trust Co.
2.300%, 10/15/18	1,000,000	1,011,734
1.450%, 5/10/19	775,000	765,522
3.625%, 9/16/25	2,000,000	2,037,311
3.800%, 10/30/26	300,000	307,825
Canadian Imperial Bank of Commerce
1.550%, 1/23/18	100,000	99,756
1.600%, 9/6/19	2,150,000	2,114,194
Capital One Bank USA NA
2.150%, 11/21/18	250,000	250,537
2.250%, 2/13/19	2,000,000	2,006,353
8.800%, 7/15/19	1,787,000	2,051,040
3.375%, 2/15/23	1,000,000	997,560
Capital One NA
1.500%, 3/22/18	1,000,000	995,616
2.350%, 8/17/18	500,000	503,193
2.950%, 7/23/21	1,000,000	1,005,083
2.250%, 9/13/21	2,000,000	1,944,811
Citigroup, Inc.
1.800%, 2/5/18	1,500,000	1,500,216
1.700%, 4/27/18	1,000,000	996,593
1.750%, 5/1/18	1,156,000	1,152,711
2.150%, 7/30/18	2,720,000	2,729,590
2.500%, 9/26/18	3,000,000	3,029,064
2.050%, 12/7/18	3,000,000	2,999,086
2.050%, 6/7/19	1,250,000	1,245,151
2.400%, 2/18/20	2,000,000	1,993,971
2.650%, 10/26/20	4,250,000	4,240,539
2.700%, 3/30/21	1,150,000	1,143,136
2.350%, 8/2/21	1,000,000	975,376
2.900%, 12/8/21	2,000,000	1,992,051
4.500%, 1/14/22	200,000	213,450
4.050%, 7/30/22	150,000	154,880
3.375%, 3/1/23	1,150,000	1,150,573
3.500%, 5/15/23	1,000,000	994,590
3.875%, 10/25/23	1,550,000	1,595,704
3.750%, 6/16/24	500,000	509,088
4.000%, 8/5/24	2,500,000	2,503,380
3.875%, 3/26/25	500,000	493,282
3.300%, 4/27/25	3,000,000	2,930,736
4.400%, 6/10/25	650,000	664,154
3.700%, 1/12/26	3,000,000	2,985,554
4.600%, 3/9/26	595,000	614,260
3.400%, 5/1/26	2,500,000	2,425,158
3.200%, 10/21/26	3,250,000	3,088,031
Citizens Bank NA
2.450%, 12/4/19	750,000	751,912
2.550%, 5/13/21	610,000	605,911
Citizens Financial Group, Inc.
2.375%, 7/28/21	355,000	349,387
4.350%, 8/1/25	750,000	751,832
4.300%, 12/3/25	750,000	759,669

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Comerica Bank
2.500%, 6/2/20	$1,250,000	$1,252,452
4.000%, 7/27/25	250,000	245,809
Comerica, Inc.
2.125%, 5/23/19	400,000	400,308
Commonwealth Bank of Australia
1.625%, 3/12/18	1,000,000	999,198
2.500%, 9/20/18	1,000,000	1,010,513
1.750%, 11/2/18	585,000	583,150
2.250%, 3/13/19	1,000,000	1,004,570
2.050%, 3/15/19	1,000,000	1,000,251
2.300%, 9/6/19	1,000,000	1,003,948
2.300%, 3/12/20	1,000,000	999,854
2.400%, 11/2/20	1,000,000	994,598
2.550%, 3/15/21	900,000	896,420
Compass Bank
3.875%, 4/10/25	1,000,000	950,514
Cooperatieve Rabobank UA
1.700%, 3/19/18	1,000,000	1,003,658
2.250%, 1/14/19	2,500,000	2,512,133
1.375%, 8/9/19	2,000,000	1,964,959
2.250%, 1/14/20	1,000,000	995,043
4.500%, 1/11/21	1,500,000	1,610,523
2.500%, 1/19/21	1,100,000	1,097,331
3.875%, 2/8/22	2,812,000	2,967,369
3.950%, 11/9/22	1,000,000	1,025,600
4.625%, 12/1/23	1,000,000	1,051,986
3.375%, 5/21/25	1,000,000	1,014,334
4.375%, 8/4/25	500,000	511,967
3.750%, 7/21/26	815,000	796,029
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20	500,000	495,047
3.125%, 12/10/20	1,250,000	1,242,228
3.450%, 4/16/21	2,000,000	2,016,842
3.800%, 9/15/22	2,500,000	2,521,096
3.800%, 6/9/23	1,000,000	1,000,060
3.750%, 3/26/25	750,000	731,364
4.550%, 4/17/26	2,000,000	2,067,462
Discover Bank
2.600%, 11/13/18	1,000,000	1,008,161
7.000%, 4/15/20	1,200,000	1,331,250
3.100%, 6/4/20	500,000	505,348
3.200%, 8/9/21	350,000	351,900
4.200%, 8/8/23	550,000	571,402
3.450%, 7/27/26	840,000	817,394
Fifth Third Bancorp
4.500%, 6/1/18	1,000,000	1,034,457
2.300%, 3/1/19	1,000,000	1,003,004
2.875%, 7/27/20	1,000,000	1,011,479
4.300%, 1/16/24	700,000	724,972
Fifth Third Bank
1.450%, 2/28/18	300,000	299,031
2.150%, 8/20/18	1,000,000	1,005,702
2.300%, 3/15/19	355,000	356,529
2.375%, 4/25/19	1,000,000	1,004,468
1.625%, 9/27/19	690,000	679,234
2.250%, 6/14/21	750,000	738,728
3.850%, 3/15/26	600,000	604,017
First Republic Bank
2.375%, 6/17/19	500,000	499,014
HSBC Bank USA NA
4.875%, 8/24/20	$1,000,000	$1,064,249
HSBC Holdings plc
3.400%, 3/8/21	2,250,000	2,288,547
5.100%, 4/5/21	2,700,000	2,921,379
2.950%, 5/25/21	1,750,000	1,742,048
2.650%, 1/5/22	2,500,000	2,432,978
4.875%, 1/14/22	750,000	806,643
4.000%, 3/30/22	1,650,000	1,707,654
3.600%, 5/25/23	1,500,000	1,512,667
4.250%, 3/14/24	1,700,000	1,724,196
4.250%, 8/18/25	1,600,000	1,616,700
4.300%, 3/8/26	2,500,000	2,593,565
3.900%, 5/25/26	1,140,000	1,146,532
4.375%, 11/23/26	1,815,000	1,825,863
Huntington Bancshares, Inc.
2.600%, 8/2/18	750,000	758,002
7.000%, 12/15/20 (x)	80,000	89,930
2.300%, 1/14/22	2,800,000	2,714,087
Huntington National Bank (The)
2.200%, 11/6/18	1,000,000	1,002,371
2.200%, 4/1/19	500,000	500,783
Industrial & Commercial Bank of China Ltd.
2.157%, 11/13/18	750,000	747,796
3.231%, 11/13/19	700,000	715,384
2.905%, 11/13/20	750,000	744,763
2.635%, 5/26/21	350,000	343,248
2.452%, 10/20/21	1,150,000	1,116,633
Intesa Sanpaolo SpA
3.875%, 1/16/18	1,005,000	1,018,824
3.875%, 1/15/19	1,000,000	1,014,017
5.250%, 1/12/24	1,500,000	1,576,482
Itau CorpBanca
3.125%, 1/15/18	500,000	502,350
JPMorgan Chase & Co.
6.000%, 1/15/18	4,043,000	4,218,819
1.800%, 1/25/18	1,000,000	1,000,015
1.625%, 5/15/18	2,156,000	2,150,956
2.350%, 1/28/19	3,000,000	3,019,419
1.850%, 3/22/19	2,500,000	2,491,217
6.300%, 4/23/19	7,707,000	8,423,988
4.950%, 3/25/20	500,000	539,768
2.750%, 6/23/20	1,250,000	1,261,887
4.400%, 7/22/20	3,230,000	3,438,430
4.250%, 10/15/20	874,000	919,226
2.550%, 10/29/20	3,385,000	3,380,515
2.550%, 3/1/21	1,000,000	994,893
4.625%, 5/10/21	2,000,000	2,155,957
2.400%, 6/7/21	1,250,000	1,236,676
4.350%, 8/15/21	300,000	320,081
4.500%, 1/24/22	2,000,000	2,153,345
3.250%, 9/23/22	2,849,000	2,891,027
2.972%, 1/15/23	3,250,000	3,236,575
3.200%, 1/25/23	4,369,000	4,407,396
3.375%, 5/1/23	2,075,000	2,073,095
2.700%, 5/18/23	2,000,000	1,952,099
3.875%, 2/1/24	3,000,000	3,111,713
3.625%, 5/13/24	3,000,000	3,054,344
3.900%, 7/15/25	3,000,000	3,090,373
3.300%, 4/1/26	2,000,000	1,961,542
3.200%, 6/15/26	1,750,000	1,699,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
KeyBank NA
1.650%, 2/1/18	$2,000,000	$1,998,778
1.700%, 6/1/18	250,000	249,568
2.350%, 3/8/19	445,000	447,777
1.600%, 8/22/19	325,000	320,413
2.250%, 3/16/20	750,000	749,122
2.500%, 11/22/21	250,000	248,230
3.300%, 6/1/25	250,000	248,907
3.400%, 5/20/26	1,000,000	971,374
KeyCorp
2.900%, 9/15/20	1,175,000	1,186,274
5.100%, 3/24/21	1,375,000	1,497,777
Lloyds Bank plc
2.700%, 8/17/20	1,000,000	1,004,260
6.375%, 1/21/21	1,000,000	1,140,667
Lloyds Banking Group plc
3.100%, 7/6/21 (x)	375,000	378,843
4.650%, 3/24/26	1,750,000	1,764,783
Manufacturers & Traders Trust Co.
1.450%, 3/7/18	1,000,000	1,004,082
2.300%, 1/30/19	800,000	802,561
2.250%, 7/25/19	1,100,000	1,108,263
2.900%, 2/6/25	1,000,000	969,748
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21	1,805,000	1,815,117
2.190%, 9/13/21	1,350,000	1,314,648
2.527%, 9/13/23	760,000	732,151
3.850%, 3/1/26	2,170,000	2,227,114
2.757%, 9/13/26	1,250,000	1,169,546
Mizuho Financial Group, Inc.
2.273%, 9/13/21	850,000	825,808
2.839%, 9/13/26	850,000	804,316
MUFG Americas Holdings Corp.
1.625%, 2/9/18	250,000	248,891
2.250%, 2/10/20	250,000	250,109
3.500%, 6/18/22	1,800,000	1,838,003
3.000%, 2/10/25	100,000	96,359
MUFG Union Bank NA
2.625%, 9/26/18	1,000,000	1,013,954
National Australia Bank Ltd.
2.300%, 7/25/18	1,250,000	1,259,259
1.375%, 7/12/19	1,000,000	981,460
2.625%, 1/14/21	750,000	748,473
1.875%, 7/12/21	1,000,000	965,506
3.000%, 1/20/23	1,350,000	1,345,676
3.375%, 1/14/26 (x)	750,000	746,619
2.500%, 7/12/26	1,500,000	1,390,471
National Bank of Canada
2.100%, 12/14/18	1,500,000	1,503,740
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	302,458
PNC Bank NA
1.500%, 2/23/18	250,000	249,590
1.600%, 6/1/18	500,000	499,357
1.850%, 7/20/18	536,000	537,091
1.800%, 11/5/18	250,000	250,271
1.700%, 12/7/18	1,500,000	1,497,285
2.200%, 1/28/19	1,500,000	1,507,301
1.950%, 3/4/19	1,500,000	1,500,863
1.450%, 7/29/19	$445,000	$438,495
2.300%, 6/1/20	500,000	500,208
2.600%, 7/21/20	750,000	756,571
2.450%, 11/5/20	250,000	250,078
2.150%, 4/29/21	1,250,000	1,228,093
2.550%, 12/9/21	1,050,000	1,048,632
2.950%, 1/30/23	250,000	248,991
3.800%, 7/25/23	1,000,000	1,034,825
3.300%, 10/30/24	1,000,000	1,010,204
2.950%, 2/23/25	250,000	244,818
3.250%, 6/1/25	500,000	498,537
PNC Financial Services Group, Inc. (The)
6.700%, 6/10/19	500,000	555,125
5.125%, 2/8/20	981,000	1,064,738
4.375%, 8/11/20	1,839,000	1,958,021
2.854%, 11/9/22 (e)	2,000,000	1,992,168
3.900%, 4/29/24	500,000	510,252
Regions Bank
2.250%, 9/14/18	750,000	751,448
Regions Financial Corp.
3.200%, 2/8/21	675,000	680,279
Royal Bank of Canada
1.500%, 1/16/18	1,000,000	998,736
1.500%, 6/7/18	200,000	199,262
2.200%, 7/27/18	2,000,000	2,013,293
2.000%, 12/10/18	1,750,000	1,752,486
2.150%, 3/15/19	750,000	752,595
1.625%, 4/15/19	1,000,000	993,192
1.500%, 7/29/19	500,000	492,820
2.150%, 3/6/20	750,000	747,947
2.350%, 10/30/20	1,250,000	1,245,962
2.500%, 1/19/21	1,000,000	1,000,679
4.650%, 1/27/26	2,000,000	2,130,003
Royal Bank of Scotland Group plc
3.875%, 9/12/23	800,000	766,737
4.800%, 4/5/26	2,750,000	2,734,392
Santander Holdings USA, Inc.
2.700%, 5/24/19	750,000	747,983
4.500%, 7/17/25	1,500,000	1,486,858
Santander Issuances SAU
5.179%, 11/19/25	1,000,000	1,006,570
Santander UK Group Holdings plc
2.875%, 10/16/20	750,000	745,095
3.125%, 1/8/21	1,000,000	1,001,138
2.875%, 8/5/21	1,250,000	1,232,737
Santander UK plc
3.050%, 8/23/18	1,000,000	1,014,147
2.000%, 8/24/18	833,000	830,666
2.500%, 3/14/19	500,000	501,245
2.350%, 9/10/19	670,000	670,870
2.375%, 3/16/20	1,000,000	989,427
4.000%, 3/13/24	1,000,000	1,037,831
Skandinaviska Enskilda Banken AB
1.500%, 9/13/19	600,000	587,569
2.625%, 3/15/21	1,000,000	1,004,127
1.875%, 9/13/21	800,000	768,968
Societe Generale SA
2.625%, 10/1/18	1,000,000	1,011,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Sumitomo Mitsui Banking Corp.
1.500%, 1/18/18	$500,000	$497,932
2.500%, 7/19/18	250,000	251,745
1.950%, 7/23/18	500,000	499,303
1.762%, 10/19/18	585,000	582,315
2.450%, 1/10/19	800,000	803,712
2.050%, 1/18/19	750,000	747,514
2.250%, 7/11/19	750,000	748,214
2.450%, 1/16/20	500,000	499,572
2.650%, 7/23/20	750,000	750,771
2.450%, 10/20/20	800,000	792,668
3.200%, 7/18/22	750,000	754,985
3.000%, 1/18/23	1,000,000	994,157
3.950%, 1/10/24	2,250,000	2,362,741
3.400%, 7/11/24	1,000,000	1,013,236
3.650%, 7/23/25	750,000	764,368
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	1,250,000	1,257,254
2.442%, 10/19/21	1,000,000	980,764
3.784%, 3/9/26	1,250,000	1,279,367
3.010%, 10/19/26	1,000,000	956,382
SunTrust Banks, Inc.
7.250%, 3/15/18	946,000	1,007,843
2.350%, 11/1/18	350,000	352,673
2.500%, 5/1/19	500,000	504,821
2.900%, 3/3/21	500,000	506,209
2.700%, 1/27/22	1,000,000	1,000,036
3.300%, 5/15/26	1,000,000	963,518
SVB Financial Group
5.375%, 9/15/20	160,000	172,805
Svenska Handelsbanken AB
1.625%, 3/21/18	1,000,000	997,863
2.500%, 1/25/19	3,000,000	3,021,269
1.500%, 9/6/19	1,000,000	980,768
2.450%, 3/30/21	1,145,000	1,138,544
1.875%, 9/7/21	505,000	487,211
Toronto-Dominion Bank (The)
1.625%, 3/13/18	350,000	349,554
1.400%, 4/30/18	1,000,000	995,858
1.750%, 7/23/18	1,000,000	1,000,433
1.450%, 9/6/18	3,500,000	3,483,800
2.625%, 9/10/18	1,000,000	1,014,054
1.950%, 1/22/19	1,500,000	1,503,960
2.125%, 7/2/19	1,000,000	1,003,447
2.250%, 11/5/19	1,000,000	1,003,880
2.500%, 12/14/20	1,000,000	1,003,069
2.125%, 4/7/21	1,500,000	1,477,647
3.625%, 9/15/31 (l)	1,000,000	977,883
U.S. Bancorp
2.350%, 1/29/21	1,000,000	996,727
4.125%, 5/24/21	1,000,000	1,074,248
3.000%, 3/15/22	750,000	762,877
2.950%, 7/15/22	1,600,000	1,605,205
3.700%, 1/30/24	500,000	519,733
3.600%, 9/11/24	1,000,000	1,022,089
3.100%, 4/27/26	415,000	403,799
2.375%, 7/22/26	2,000,000	1,845,614
U.S. Bank NA
1.350%, 1/26/18	1,000,000	998,207
1.450%, 1/29/18	1,000,000	999,216
1.400%, 4/26/19	775,000	767,229
2.125%, 10/28/19	$1,000,000	$1,004,226
2.800%, 1/27/25	1,000,000	971,930
Wachovia Corp.
5.750%, 2/1/18	4,146,000	4,318,553
Wells Fargo & Co.
1.500%, 1/16/18	1,006,000	1,004,420
2.150%, 1/15/19	1,166,000	1,174,204
2.125%, 4/22/19	3,750,000	3,766,138
2.150%, 1/30/20	1,250,000	1,242,699
2.550%, 12/7/20	1,715,000	1,710,382
3.000%, 1/22/21	1,500,000	1,519,764
2.500%, 3/4/21	2,000,000	1,973,006
4.600%, 4/1/21	2,000,000	2,138,925
2.100%, 7/26/21	1,250,000	1,214,048
3.500%, 3/8/22	1,844,000	1,891,371
3.450%, 2/13/23	1,806,000	1,806,197
4.125%, 8/15/23	3,000,000	3,105,098
3.300%, 9/9/24	2,000,000	1,982,984
3.000%, 2/19/25	2,500,000	2,405,056
3.000%, 4/22/26	4,000,000	3,817,255
3.000%, 10/23/26	1,500,000	1,424,200
Wells Fargo Bank NA
1.650%, 1/22/18	2,000,000	1,999,544
1.800%, 11/28/18	1,500,000	1,499,355
1.750%, 5/24/19	1,250,000	1,240,481
2.150%, 12/6/19	1,500,000	1,499,200
Westpac Banking Corp.
1.600%, 1/12/18	500,000	499,859
1.550%, 5/25/18	450,000	448,922
4.625%, 6/1/18	62,000	64,131
1.950%, 11/23/18	750,000	752,284
2.250%, 1/17/19 (x)	600,000	603,509
1.650%, 5/13/19	750,000	742,606
1.600%, 8/19/19	1,500,000	1,478,137
4.875%, 11/19/19	1,800,000	1,929,609
2.300%, 5/26/20	1,000,000	997,279
2.600%, 11/23/20	1,500,000	1,504,798
2.100%, 5/13/21	750,000	732,793
2.000%, 8/19/21	1,250,000	1,211,536
2.850%, 5/13/26	750,000	720,451
2.700%, 8/19/26	1,750,000	1,659,823
4.322%, 11/23/31 (l)	1,000,000	1,000,840

		538,601,261

Capital Markets (2.3%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	353,516
Ameriprise Financial, Inc.
7.300%, 6/28/19	861,000	965,104
5.300%, 3/15/20	156,000	168,898
4.000%, 10/15/23	150,000	156,952
3.700%, 10/15/24	750,000	768,961
2.875%, 9/15/26	500,000	475,077
Apollo Investment Corp.
5.250%, 3/3/25	350,000	344,615
Ares Capital Corp.
4.875%, 11/30/18	500,000	517,404
3.875%, 1/15/20	300,000	303,790
3.625%, 1/19/22	600,000	581,406
Bank of New York Mellon Corp. (The)
1.300%, 1/25/18	250,000	250,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
1.600%, 5/22/18	$972,000	$971,225
2.100%, 1/15/19	48,000	48,222
2.300%, 9/11/19	1,500,000	1,514,154
2.150%, 2/24/20	2,000,000	1,988,981
2.600%, 8/17/20	350,000	354,244
2.450%, 11/27/20	1,000,000	1,002,759
4.150%, 2/1/21	1,187,000	1,265,347
2.500%, 4/15/21	600,000	599,472
2.050%, 5/3/21	1,000,000	979,874
3.550%, 9/23/21	750,000	780,081
2.200%, 8/16/23	425,000	404,606
3.650%, 2/4/24	2,100,000	2,168,430
3.000%, 2/24/25	1,500,000	1,481,544
2.800%, 5/4/26	750,000	718,231
2.450%, 8/17/26	1,000,000	924,855
BGC Partners, Inc.
5.375%, 12/9/19	300,000	310,342
5.125%, 5/27/21	150,000	154,358
BlackRock, Inc.
5.000%, 12/10/19	973,000	1,056,813
4.250%, 5/24/21	1,000,000	1,076,863
3.375%, 6/1/22	500,000	517,171
3.500%, 3/18/24	1,400,000	1,445,497
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	583,099
Charles Schwab Corp. (The)
4.450%, 7/22/20	850,000	913,777
3.225%, 9/1/22	1,197,000	1,234,332
3.000%, 3/10/25	150,000	146,958
CME Group, Inc.
3.000%, 9/15/22	500,000	513,026
3.000%, 3/15/25	1,000,000	995,280
Credit Suisse AG
1.750%, 1/29/18	3,000,000	2,993,469
1.700%, 4/27/18	3,000,000	2,997,321
2.300%, 5/28/19	900,000	899,908
5.300%, 8/13/19	1,346,000	1,451,470
5.400%, 1/14/20	2,000,000	2,137,562
4.375%, 8/5/20	2,200,000	2,322,886
3.000%, 10/29/21	850,000	855,632
3.625%, 9/9/24	3,000,000	3,008,520
Deutsche Bank AG
1.875%, 2/13/18	500,000	496,830
2.500%, 2/13/19	1,600,000	1,585,077
2.850%, 5/10/19	750,000	747,870
2.950%, 8/20/20	750,000	739,097
3.125%, 1/13/21 (x)	1,000,000	983,580
3.375%, 5/12/21	500,000	490,568
3.700%, 5/30/24	1,500,000	1,443,066
4.100%, 1/13/26	1,000,000	984,277
Eaton Vance Corp.
3.625%, 6/15/23	500,000	508,333
Franklin Resources, Inc.
2.850%, 3/30/25	1,250,000	1,211,583
FS Investment Corp.
4.000%, 7/15/19	400,000	401,314
4.250%, 1/15/20	150,000	150,583
4.750%, 5/15/22	500,000	494,093
Goldman Sachs Group, Inc. (The)
5.950%, 1/18/18	5,701,000	5,946,923
2.375%, 1/22/18	750,000	754,761
6.150%, 4/1/18	$1,318,000	$1,387,727
2.900%, 7/19/18	3,000,000	3,042,722
7.500%, 2/15/19	2,999,000	3,324,971
2.000%, 4/25/19	250,000	248,868
2.550%, 10/23/19	1,000,000	1,003,365
2.300%, 12/13/19	2,315,000	2,312,106
5.375%, 3/15/20	3,150,000	3,413,927
2.600%, 4/23/20	3,000,000	3,004,964
6.000%, 6/15/20	1,428,000	1,589,184
2.750%, 9/15/20	350,000	351,513
2.875%, 2/25/21	1,000,000	1,004,543
2.625%, 4/25/21	1,860,000	1,842,466
5.250%, 7/27/21	1,905,000	2,089,193
2.350%, 11/15/21	900,000	870,274
5.750%, 1/24/22	4,400,000	4,903,554
3.625%, 1/22/23	2,244,000	2,288,832
4.000%, 3/3/24	3,045,000	3,150,681
3.850%, 7/8/24	2,000,000	2,041,256
3.500%, 1/23/25	3,250,000	3,221,412
3.750%, 5/22/25	2,400,000	2,417,512
3.750%, 2/25/26	580,000	581,350
3.500%, 11/16/26	1,815,000	1,768,376
Intercontinental Exchange, Inc.
2.750%, 12/1/20	610,000	615,501
4.000%, 10/15/23	850,000	891,360
3.750%, 12/1/25	610,000	625,554
Invesco Finance plc
3.125%, 11/30/22	1,000,000	1,006,773
Jefferies Group LLC
5.125%, 4/13/18	525,000	542,136
8.500%, 7/15/19 (x)	1,446,000	1,639,681
5.125%, 1/20/23	117,000	122,225
Lazard Group LLC
4.250%, 11/14/20	1,000,000	1,047,518
Legg Mason, Inc.
2.700%, 7/15/19	375,000	379,161
4.750%, 3/15/26	250,000	261,059
Mellon Funding Corp.
5.500%, 11/15/18	1,000,000	1,070,672
Moody’s Corp.
2.750%, 7/15/19	500,000	506,355
5.500%, 9/1/20	500,000	548,678
4.500%, 9/1/22	31,000	33,336
4.875%, 2/15/24	500,000	543,775
Morgan Stanley
6.625%, 4/1/18	2,848,000	3,010,001
2.125%, 4/25/18	2,504,000	2,510,937
2.500%, 1/24/19	2,000,000	2,014,563
2.450%, 2/1/19	1,145,000	1,151,903
7.300%, 5/13/19	2,718,000	3,027,875
2.375%, 7/23/19	3,000,000	3,003,200
5.625%, 9/23/19	2,039,000	2,209,522
5.500%, 1/26/20	250,000	270,333
2.650%, 1/27/20	3,000,000	3,006,517
2.800%, 6/16/20	3,000,000	3,012,099
5.500%, 7/24/20	1,522,000	1,656,058
5.750%, 1/25/21	4,112,000	4,567,354
2.500%, 4/21/21	2,500,000	2,468,421
5.500%, 7/28/21	2,130,000	2,362,552
2.625%, 11/17/21	2,205,000	2,169,663
4.875%, 11/1/22	312,000	334,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.750%, 2/25/23	$3,394,000	$3,477,558
4.100%, 5/22/23	2,000,000	2,051,966
3.875%, 4/29/24	2,500,000	2,563,124
3.700%, 10/23/24	2,000,000	2,024,279
4.000%, 7/23/25	505,000	517,135
5.000%, 11/24/25	3,000,000	3,199,429
3.875%, 1/27/26	3,000,000	3,036,845
3.125%, 7/27/26	3,000,000	2,860,245
Nasdaq, Inc.
5.250%, 1/16/18	220,000	227,956
5.550%, 1/15/20	894,000	962,896
3.850%, 6/30/26	145,000	143,611
Nomura Holdings, Inc.
2.750%, 3/19/19	1,000,000	1,008,546
6.700%, 3/4/20	959,000	1,075,316
Northern Trust Corp.
3.450%, 11/4/20	850,000	887,205
3.375%, 8/23/21	375,000	391,483
2.375%, 8/2/22	500,000	494,299
OM Asset Management plc
4.800%, 7/27/26	200,000	191,768
PennantPark Investment Corp.
4.500%, 10/1/19 (x)	400,000	401,080
Prospect Capital Corp.
5.000%, 7/15/19	350,000	354,802
Raymond James Financial, Inc.
8.600%, 8/15/19	439,000	504,391
S&P Global, Inc.
2.500%, 8/15/18	250,000	251,936
3.300%, 8/14/20	600,000	610,574
4.000%, 6/15/25	250,000	257,166
Stifel Financial Corp.
4.250%, 7/18/24	700,000	693,971
TD Ameritrade Holding Corp.
5.600%, 12/1/19	100,000	109,747
2.950%, 4/1/22	250,000	253,052
3.625%, 4/1/25	1,000,000	1,013,974
Thomson Reuters Corp.
6.500%, 7/15/18	1,058,000	1,127,667
4.700%, 10/15/19	369,000	388,401
4.300%, 11/23/23	500,000	523,343
3.350%, 5/15/26	570,000	552,845
UBS AG
1.800%, 3/26/18	2,000,000	2,001,166
2.375%, 8/14/19	2,500,000	2,507,302
2.350%, 3/26/20	2,750,000	2,740,206

		194,513,545

Consumer Finance (1.6%)
AerCap Ireland Capital Ltd.
3.750%, 5/15/19	2,225,000	2,266,719
4.625%, 10/30/20	2,350,000	2,449,875
4.500%, 5/15/21	2,150,000	2,228,260
3.950%, 2/1/22	2,700,000	2,723,625
American Express Co.
7.000%, 3/19/18	1,922,000	2,043,021
1.550%, 5/22/18	2,000,000	1,994,947
8.125%, 5/20/19	1,212,000	1,376,836
2.650%, 12/2/22	1,487,000	1,462,042
3.625%, 12/5/24	1,070,000	1,074,202
American Express Credit Corp.
1.800%, 7/31/18	500,000	499,785
1.875%, 11/5/18	$400,000	$400,096
2.125%, 3/18/19	750,000	750,586
2.250%, 8/15/19	2,000,000	2,013,503
1.700%, 10/30/19	750,000	741,822
2.375%, 5/26/20	1,750,000	1,754,608
2.250%, 5/5/21	2,000,000	1,975,576
American Honda Finance Corp.
1.600%, 7/13/18	1,000,000	998,808
2.125%, 10/10/18	1,000,000	1,006,697
1.500%, 11/19/18	1,000,000	994,822
1.200%, 7/12/19	1,000,000	981,438
1.650%, 7/12/21	1,000,000	960,446
1.700%, 9/9/21	2,400,000	2,304,963
2.300%, 9/9/26	720,000	671,942
Capital One Financial Corp.
4.750%, 7/15/21	500,000	540,471
3.750%, 4/24/24	1,000,000	1,013,378
4.200%, 10/29/25	750,000	751,872
3.750%, 7/28/26	2,000,000	1,928,179
Caterpillar Financial Services Corp.
1.500%, 2/23/18	385,000	384,616
1.300%, 3/1/18	1,000,000	996,924
1.700%, 6/16/18	400,000	400,164
7.150%, 2/15/19	1,000,000	1,105,717
1.350%, 5/18/19	1,000,000	984,032
2.100%, 6/9/19	700,000	700,906
2.000%, 3/5/20	1,000,000	990,871
2.500%, 11/13/20	500,000	499,897
1.931%, 10/1/21§	1,000,000	966,861
2.850%, 6/1/22	500,000	501,011
2.625%, 3/1/23	1,000,000	983,704
3.300%, 6/9/24	700,000	713,207
2.400%, 8/9/26	250,000	235,208
Discover Financial Services
5.200%, 4/27/22	100,000	107,563
3.850%, 11/21/22	1,144,000	1,159,730
3.950%, 11/6/24	250,000	247,031
3.750%, 3/4/25	350,000	341,031
Ford Motor Credit Co. LLC
2.375%, 1/16/18	1,382,000	1,388,063
2.240%, 6/15/18	520,000	520,652
2.551%, 10/5/18	500,000	502,084
2.943%, 1/8/19	600,000	605,966
1.897%, 8/12/19	2,610,000	2,560,362
2.459%, 3/27/20	1,500,000	1,479,530
3.157%, 8/4/20	500,000	502,050
3.200%, 1/15/21	750,000	749,449
3.336%, 3/18/21	1,000,000	1,006,742
5.875%, 8/2/21	4,600,000	5,071,913
3.219%, 1/9/22	1,500,000	1,477,108
4.250%, 9/20/22	2,700,000	2,780,570
4.134%, 8/4/25	600,000	598,790
4.389%, 1/8/26	2,050,000	2,076,872
General Motors Financial Co., Inc.
2.400%, 4/10/18	2,000,000	2,006,200
3.100%, 1/15/19	500,000	503,850
2.400%, 5/9/19	780,000	776,334
2.350%, 10/4/19	750,000	741,150
3.150%, 1/15/20	1,000,000	1,005,000
3.200%, 7/13/20	1,250,000	1,251,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.700%, 11/24/20	$1,750,000	$1,771,175
4.200%, 3/1/21	750,000	772,950
3.200%, 7/6/21	2,250,000	2,214,495
3.450%, 4/10/22	2,000,000	1,984,600
3.700%, 5/9/23	875,000	855,925
4.000%, 1/15/25	2,000,000	1,944,200
4.300%, 7/13/25	1,250,000	1,236,500
5.250%, 3/1/26	700,000	726,040
4.000%, 10/6/26	750,000	717,225
HSBC Finance Corp.
6.676%, 1/15/21	2,326,000	2,610,417
HSBC USA, Inc.
1.625%, 1/16/18	1,000,000	998,074
1.700%, 3/5/18	1,500,000	1,498,782
2.000%, 8/7/18	500,000	500,473
2.250%, 6/23/19	1,250,000	1,248,266
2.350%, 3/5/20	2,000,000	1,986,061
2.750%, 8/7/20	500,000	499,725
5.000%, 9/27/20	650,000	691,824
3.500%, 6/23/24	900,000	905,758
John Deere Capital Corp.
1.300%, 3/12/18	1,150,000	1,147,122
1.600%, 7/13/18	500,000	499,779
1.750%, 8/10/18	200,000	200,363
5.750%, 9/10/18	1,108,000	1,182,042
1.950%, 12/13/18	650,000	652,298
2.250%, 4/17/19	500,000	504,230
1.250%, 10/9/19	1,000,000	979,444
2.050%, 3/10/20	750,000	747,368
2.375%, 7/14/20	500,000	501,693
2.450%, 9/11/20	200,000	200,748
2.800%, 3/4/21	1,000,000	1,012,851
3.900%, 7/12/21	350,000	371,034
3.150%, 10/15/21	500,000	510,780
2.750%, 3/15/22	1,000,000	1,004,236
2.800%, 3/6/23	500,000	497,839
3.350%, 6/12/24	650,000	663,964
3.400%, 9/11/25	350,000	358,721
2.650%, 6/10/26	500,000	481,031
PACCAR Financial Corp.
1.450%, 3/9/18	1,500,000	1,499,838
1.400%, 5/18/18	200,000	199,667
1.750%, 8/14/18	165,000	165,403
1.300%, 5/10/19	215,000	212,989
1.200%, 8/12/19	250,000	246,834
2.500%, 8/14/20	250,000	252,733
1.650%, 8/11/21	250,000	241,159
Synchrony Financial
2.600%, 1/15/19	750,000	752,257
3.000%, 8/15/19	600,000	605,543
2.700%, 2/3/20	750,000	745,205
4.250%, 8/15/24	750,000	762,562
4.500%, 7/23/25	500,000	514,327
3.700%, 8/4/26	500,000	480,011
Toyota Motor Credit Corp.
1.375%, 1/10/18	1,000,000	999,912
1.450%, 1/12/18	540,000	540,340
1.200%, 4/6/18	750,000	747,511
1.550%, 7/13/18	750,000	748,880
2.000%, 10/24/18	200,000	200,845
1.700%, 2/19/19	500,000	497,940
2.125%, 7/18/19	$1,000,000	$1,002,856
1.550%, 10/18/19	750,000	740,782
2.150%, 3/12/20	3,000,000	2,996,809
4.500%, 6/17/20	300,000	322,436
4.250%, 1/11/21	1,300,000	1,392,810
1.900%, 4/8/21	750,000	734,147
2.750%, 5/17/21	750,000	760,316
3.400%, 9/15/21	1,050,000	1,090,081
3.300%, 1/12/22	156,000	161,068
2.800%, 7/13/22	750,000	750,116
2.625%, 1/10/23	1,150,000	1,133,661
2.250%, 10/18/23	750,000	721,368
Washington Prime Group LP
3.850%, 4/1/20	250,000	252,174

		133,981,790

Diversified Financial Services (0.9%)
Alterra Finance LLC
6.250%, 9/30/20	500,000	557,454
Bear Stearns Cos. LLC (The)
7.250%, 2/1/18	2,070,000	2,189,043
4.650%, 7/2/18	125,000	130,159
Berkshire Hathaway, Inc.
1.550%, 2/9/18	1,000,000	1,001,812
1.150%, 8/15/18	350,000	347,431
2.100%, 8/14/19	700,000	704,664
2.200%, 3/15/21	1,360,000	1,352,933
3.750%, 8/15/21	500,000	528,341
3.400%, 1/31/22	500,000	520,023
3.000%, 2/11/23	500,000	505,086
2.750%, 3/15/23	1,000,000	996,518
3.125%, 3/15/26	2,395,000	2,378,127
Block Financial LLC
4.125%, 10/1/20	500,000	510,387
5.250%, 10/1/25 (x)	500,000	509,602
Boeing Capital Corp.
2.900%, 8/15/18	156,000	159,477
Braskem Finance Ltd.
6.450%, 2/3/24	1,250,000	1,315,625
FMS Wertmanagement AoeR
1.000%, 8/16/19	2,250,000	2,211,473
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	19,885,000	19,852,778
3.373%, 11/15/25	5,000,000	5,068,002
JPMorgan Chase Bank NA
1.450%, 9/21/18	600,000	597,787
1.650%, 9/23/19	635,000	627,576
Leucadia National Corp.
5.500%, 10/18/23	800,000	842,500
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	250,000	260,630
10.375%, 11/1/18	1,000,000	1,152,634
1.650%, 2/8/19	165,000	164,521
1.500%, 11/1/19	270,000	265,634
2.350%, 6/15/20	1,500,000	1,503,581
2.300%, 11/1/20	250,000	249,101
2.700%, 2/15/23	500,000	498,332
3.400%, 11/15/23	1,000,000	1,019,927
3.250%, 11/1/25	250,000	253,543
4.750%, 4/30/43 (l)	350,000	351,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Private Export Funding Corp.
1.875%, 7/15/18	$400,000	$403,858
2.250%, 3/15/20 (x)	2,000,000	2,028,397
2.300%, 9/15/20	500,000	506,547
2.050%, 11/15/22	1,125,000	1,110,711
3.550%, 1/15/24	729,000	779,732
3.250%, 6/15/25	500,000	519,106
Schlumberger Investment SA
3.650%, 12/1/23	1,500,000	1,577,414
Shell International Finance BV
1.900%, 8/10/18	1,000,000	1,005,482
1.625%, 11/10/18	750,000	749,146
1.375%, 5/10/19	1,250,000	1,234,480
1.375%, 9/12/19	1,000,000	982,440
4.300%, 9/22/19	2,147,000	2,273,151
4.375%, 3/25/20	1,629,000	1,739,068
2.125%, 5/11/20	1,500,000	1,495,216
2.250%, 11/10/20	750,000	747,649
1.875%, 5/10/21	1,500,000	1,459,857
1.750%, 9/12/21	1,000,000	967,670
2.375%, 8/21/22	1,175,000	1,150,014
3.400%, 8/12/23	900,000	925,499
3.250%, 5/11/25	2,500,000	2,495,247
2.875%, 5/10/26	1,250,000	1,207,252
2.500%, 9/12/26	1,000,000	933,571
Voya Financial, Inc.
2.900%, 2/15/18	534,000	540,266
3.650%, 6/15/26	625,000	608,908

		76,066,694

Equity Real Estate Investment Trusts (REITs) (0.1%)
Boston Properties LP (REIT)
5.625%, 11/15/20	2,015,000	2,219,099
3.850%, 2/1/23	500,000	511,063
Liberty Property LP (REIT)
4.125%, 6/15/22	1,094,000	1,135,613
Simon Property Group LP (REIT)
5.650%, 2/1/20	1,985,000	2,168,643
3.500%, 9/1/25	500,000	506,388

		6,540,806

Insurance (0.9%)
Aflac, Inc.
4.000%, 2/15/22	500,000	526,411
3.625%, 6/15/23	1,150,000	1,184,306
3.625%, 11/15/24	1,000,000	1,024,872
Alleghany Corp.
5.625%, 9/15/20	200,000	214,198
Allied World Assurance Co. Holdings Ltd.
5.500%, 11/15/20	500,000	540,194
4.350%, 10/29/25	250,000	245,939
Allstate Corp. (The)
7.450%, 5/16/19	973,000	1,091,695
3.150%, 6/15/23	156,000	157,630
3.280%, 12/15/26	500,000	500,737
5.750%, 8/15/53 (l)	500,000	515,000
American Financial Group, Inc.
9.875%, 6/15/19	169,000	198,540
3.500%, 8/15/26	400,000	382,765
American International Group, Inc.
5.850%, 1/16/18	1,072,000	1,118,939
2.300%, 7/16/19	$1,000,000	$1,002,714
3.375%, 8/15/20	500,000	513,686
6.400%, 12/15/20	1,100,000	1,251,041
3.300%, 3/1/21	555,000	566,672
4.875%, 6/1/22	750,000	813,859
3.750%, 7/10/25	1,380,000	1,394,333
3.900%, 4/1/26	2,000,000	2,034,695
Aon Corp.
5.000%, 9/30/20	787,000	846,678
Aon plc
2.800%, 3/15/21	350,000	348,408
3.500%, 6/14/24	350,000	349,781
3.875%, 12/15/25	600,000	608,018
Arch Capital Finance LLC
4.011%, 12/15/26	500,000	506,009
Aspen Insurance Holdings Ltd.
6.000%, 12/15/20	500,000	541,533
Assurant, Inc.
2.500%, 3/15/18	350,000	351,778
4.000%, 3/15/23	300,000	302,421
Assured Guaranty U.S. Holdings, Inc.
5.000%, 7/1/24	500,000	525,302
AXIS Specialty Finance LLC
5.875%, 6/1/20	700,000	769,149
Berkshire Hathaway Finance Corp.
1.300%, 5/15/18	600,000	597,990
5.400%, 5/15/18	693,000	729,001
2.000%, 8/15/18	1,000,000	1,006,191
1.700%, 3/15/19	1,000,000	998,538
1.300%, 8/15/19	355,000	350,115
4.250%, 1/15/21	1,175,000	1,262,381
3.000%, 5/15/22	656,000	667,669
Brown & Brown, Inc.
4.200%, 9/15/24	350,000	354,923
Chubb Corp. (The)
5.750%, 5/15/18	766,000	807,674
Chubb INA Holdings, Inc.
5.800%, 3/15/18	100,000	104,937
5.900%, 6/15/19	1,235,000	1,352,329
2.300%, 11/3/20	665,000	664,239
3.350%, 5/15/24	600,000	607,995
3.150%, 3/15/25	1,000,000	995,977
3.350%, 5/3/26	410,000	414,592
CNA Financial Corp.
7.350%, 11/15/19	571,000	646,291
5.875%, 8/15/20	902,000	990,308
4.500%, 3/1/26	500,000	519,366
Delphi Financial Group, Inc.
7.875%, 1/31/20	75,000	84,510
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	527,093
First American Financial Corp.
4.600%, 11/15/24	500,000	501,768
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	750,000	757,324
Hartford Financial Services Group, Inc. (The)
6.000%, 1/15/19	1,000,000	1,072,258
5.500%, 3/30/20	900,000	985,350
5.125%, 4/15/22	250,000	277,191
Horace Mann Educators Corp.
4.500%, 12/1/25	250,000	250,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Infinity Property & Casualty Corp.
5.000%, 9/19/22	$250,000	$256,779
Kemper Corp.
4.350%, 2/15/25	500,000	496,578
Lincoln National Corp.
8.750%, 7/1/19	927,000	1,065,671
6.250%, 2/15/20	485,000	535,085
4.850%, 6/24/21	334,000	361,792
3.625%, 12/12/26	500,000	497,250
Loews Corp.
2.625%, 5/15/23	900,000	871,100
3.750%, 4/1/26	300,000	305,478
Manulife Financial Corp.
4.150%, 3/4/26	1,000,000	1,038,487
Markel Corp.
5.350%, 6/1/21	350,000	379,913
3.625%, 3/30/23	300,000	300,104
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	250,000	251,992
2.350%, 9/10/19	375,000	375,196
4.800%, 7/15/21	600,000	654,469
3.500%, 6/3/24	1,000,000	1,012,459
MetLife, Inc.
6.817%, 8/15/18	112,000	120,623
7.717%, 2/15/19	508,000	567,747
4.750%, 2/8/21	1,547,000	1,679,300
3.048%, 12/15/22	1,000,000	1,003,433
4.368%, 9/15/23	667,000	717,058
3.600%, 4/10/24	500,000	514,208
3.000%, 3/1/25	500,000	488,882
3.600%, 11/13/25 (x)	1,300,000	1,319,507
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	250,000	260,036
Old Republic International Corp.
4.875%, 10/1/24	400,000	415,374
3.875%, 8/26/26	500,000	476,308
OneBeacon U.S. Holdings, Inc.
4.600%, 11/9/22	200,000	199,632
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	454,000	491,666
Principal Financial Group, Inc.
3.100%, 11/15/26	350,000	337,683
4.700%, 5/15/55 (l)	300,000	291,750
ProAssurance Corp.
5.300%, 11/15/23	750,000	808,767
Progressive Corp. (The)
3.750%, 8/23/21	219,000	230,929
Protective Life Corp.
7.375%, 10/15/19	550,000	621,460
Prudential Financial, Inc.
2.300%, 8/15/18	1,000,000	1,009,516
7.375%, 6/15/19	916,000	1,035,497
2.350%, 8/15/19	1,000,000	1,006,261
5.375%, 6/21/20	1,100,000	1,202,087
4.500%, 11/16/21	1,000,000	1,085,026
8.875%, 6/15/38 (l)	303,000	326,483
5.625%, 6/15/43 (l)	1,000,000	1,025,000
Reinsurance Group of America, Inc.
6.450%, 11/15/19	369,000	409,512
5.000%, 6/1/21	60,000	65,522
4.700%, 9/15/23	1,000,000	1,066,823
RenaissanceReinsurance Finance, Inc.
3.700%, 4/1/25	$250,000	$241,035
RenReinsurance North America Holdings, Inc.
5.750%, 3/15/20	100,000	107,938
StanCorp Financial Group, Inc.
5.000%, 8/15/22	350,000	366,600
Symetra Financial Corp.
4.250%, 7/15/24	300,000	297,420
Torchmark Corp.
9.250%, 6/15/19	275,000	319,955
3.800%, 9/15/22	250,000	251,853
Travelers Cos., Inc. (The)
5.800%, 5/15/18	1,100,000	1,162,905
5.900%, 6/2/19	500,000	544,489
Trinity Acquisition plc
3.500%, 9/15/21	250,000	252,506
4.625%, 8/15/23	250,000	259,479
4.400%, 3/15/26	250,000	251,401
Unum Group
5.625%, 9/15/20	500,000	545,648
3.000%, 5/15/21	160,000	158,619
4.000%, 3/15/24	300,000	301,677
3.875%, 11/5/25	200,000	194,822
Willis Towers Watson plc
5.750%, 3/15/21	500,000	545,834
WR Berkley Corp.
5.375%, 9/15/20	100,000	107,172
4.625%, 3/15/22	750,000	799,590
XLIT Ltd.
2.300%, 12/15/18	750,000	751,734
4.450%, 3/31/25	780,000	765,966

		73,358,477

Thrifts & Mortgage Finance (0.1%)
BPCE SA
1.625%, 1/26/18	250,000	249,762
2.500%, 12/10/18	1,100,000	1,108,832
2.500%, 7/15/19	1,250,000	1,256,134
2.250%, 1/27/20	500,000	496,543
2.650%, 2/3/21	750,000	749,078
2.750%, 12/2/21	500,000	497,208
4.000%, 4/15/24	1,250,000	1,300,467
3.375%, 12/2/26	500,000	491,120
Santander Bank NA
2.000%, 1/12/18	1,000,000	998,136
8.750%, 5/30/18	600,000	645,997

		7,793,277

Total Financials		1,030,855,850

Health Care (3.3%)
Biotechnology (0.7%)
AbbVie, Inc.
1.800%, 5/14/18	2,000,000	2,000,282
2.000%, 11/6/18	219,000	219,348
2.500%, 5/14/20	3,500,000	3,498,125
2.300%, 5/14/21	1,450,000	1,418,034
2.900%, 11/6/22	2,519,000	2,471,653
3.200%, 11/6/22	1,000,000	999,144
2.850%, 5/14/23	1,000,000	970,019
3.600%, 5/14/25	3,000,000	2,954,063
3.200%, 5/14/26	1,500,000	1,419,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Amgen, Inc.
6.150%, 6/1/18	$200,000	$211,879
5.700%, 2/1/19	958,000	1,028,001
2.200%, 5/22/19	750,000	752,443
4.500%, 3/15/20	315,000	334,298
2.125%, 5/1/20	250,000	248,115
3.450%, 10/1/20	1,312,000	1,355,785
4.100%, 6/15/21	1,000,000	1,057,142
1.850%, 8/19/21	500,000	479,721
2.700%, 5/1/22	500,000	493,565
3.625%, 5/15/22	1,094,000	1,132,772
2.250%, 8/19/23	1,150,000	1,084,652
3.625%, 5/22/24	2,750,000	2,788,929
3.125%, 5/1/25	250,000	242,316
2.600%, 8/19/26	1,150,000	1,054,148
Baxalta, Inc.
2.000%, 6/22/18	335,000	334,410
2.875%, 6/23/20	800,000	797,732
3.600%, 6/23/22	750,000	755,246
4.000%, 6/23/25	800,000	801,487
Biogen, Inc.
6.875%, 3/1/18	700,000	739,608
2.900%, 9/15/20	1,000,000	1,012,064
3.625%, 9/15/22	570,000	582,986
4.050%, 9/15/25	570,000	584,272
Celgene Corp.
2.125%, 8/15/18	555,000	556,448
2.300%, 8/15/18	486,000	488,897
2.875%, 8/15/20	1,000,000	1,006,454
3.950%, 10/15/20	1,031,000	1,075,984
3.250%, 8/15/22	850,000	853,634
3.550%, 8/15/22	1,000,000	1,020,850
4.000%, 8/15/23	850,000	873,085
3.625%, 5/15/24	2,000,000	1,999,909
3.875%, 8/15/25	1,000,000	1,014,655
Gilead Sciences, Inc.
1.850%, 9/4/18	770,000	773,040
2.050%, 4/1/19	1,150,000	1,156,069
2.350%, 2/1/20	380,000	381,547
2.550%, 9/1/20	2,250,000	2,264,192
4.400%, 12/1/21	2,187,000	2,352,556
1.950%, 3/1/22	255,000	245,796
3.250%, 9/1/22	835,000	853,735
2.500%, 9/1/23	755,000	727,351
3.700%, 4/1/24	1,000,000	1,027,143
3.650%, 3/1/26	2,500,000	2,519,313

		55,012,798

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories
5.125%, 4/1/19	676,000	720,233
2.350%, 11/22/19	1,785,000	1,783,493
2.000%, 3/15/20	500,000	491,126
4.125%, 5/27/20	325,000	341,624
2.900%, 11/30/21	2,650,000	2,625,305
2.550%, 3/15/22	750,000	729,073
3.400%, 11/30/23	1,750,000	1,734,884
2.950%, 3/15/25	1,000,000	948,281
3.750%, 11/30/26	3,500,000	3,469,200
Baxter International, Inc.
1.700%, 8/15/21	500,000	480,766
2.600%, 8/15/26	500,000	461,937
Becton Dickinson and Co.
2.675%, 12/15/19	$545,000	$553,570
3.250%, 11/12/20	1,300,000	1,330,962
3.300%, 3/1/23	400,000	400,538
3.734%, 12/15/24	1,857,000	1,906,525
Boston Scientific Corp.
2.650%, 10/1/18	500,000	506,318
6.000%, 1/15/20	1,100,000	1,203,440
2.850%, 5/15/20	250,000	250,725
3.375%, 5/15/22	250,000	253,722
3.850%, 5/15/25	750,000	750,660
C.R. Bard, Inc.
1.375%, 1/15/18	500,000	499,456
4.400%, 1/15/21	190,000	205,035
3.000%, 5/15/26	750,000	703,326
Covidien International Finance SA
4.200%, 6/15/20	700,000	754,332
Danaher Corp.
1.650%, 9/15/18	185,000	184,977
2.400%, 9/15/20	500,000	500,601
3.350%, 9/15/25	310,000	318,502
Edwards Lifesciences Corp.
2.875%, 10/15/18	700,000	710,409
Medtronic, Inc.
1.375%, 4/1/18	1,500,000	1,497,082
2.500%, 3/15/20	1,170,000	1,175,800
4.450%, 3/15/20	1,794,000	1,911,181
4.125%, 3/15/21	500,000	531,824
3.125%, 3/15/22	150,000	152,951
3.150%, 3/15/22	2,000,000	2,037,110
2.750%, 4/1/23	769,000	763,518
3.625%, 3/15/24	1,000,000	1,039,144
3.500%, 3/15/25	3,000,000	3,076,457
St. Jude Medical, Inc.
2.000%, 9/15/18	500,000	500,600
2.800%, 9/15/20	650,000	657,169
3.250%, 4/15/23	1,150,000	1,144,556
3.875%, 9/15/25	490,000	492,124
Stryker Corp.
2.000%, 3/8/19	460,000	459,947
4.375%, 1/15/20	269,000	288,400
2.625%, 3/15/21	750,000	751,312
3.375%, 11/1/25	2,000,000	1,985,607
3.500%, 3/15/26	375,000	374,907
Zimmer Biomet Holdings, Inc.
2.000%, 4/1/18	415,000	415,486
2.700%, 4/1/20	1,100,000	1,097,275
3.375%, 11/30/21	500,000	505,295
3.150%, 4/1/22	750,000	743,947
3.550%, 4/1/25	1,075,000	1,048,741

		47,469,453

Health Care Providers & Services (0.7%)
Aetna, Inc.
1.700%, 6/7/18	720,000	721,230
2.200%, 3/15/19	750,000	751,459
1.900%, 6/7/19	1,430,000	1,426,687
3.950%, 9/1/20	100,000	104,638
2.400%, 6/15/21	1,420,000	1,408,407
2.750%, 11/15/22	1,000,000	984,771
2.800%, 6/15/23	675,000	659,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.500%, 11/15/24	$500,000	$503,273
3.200%, 6/15/26	2,370,000	2,342,464
AmerisourceBergen Corp.
4.875%, 11/15/19	1,150,000	1,231,228
3.400%, 5/15/24	600,000	601,770
Anthem, Inc.
1.875%, 1/15/18	500,000	500,320
2.300%, 7/15/18	1,000,000	1,004,956
7.000%, 2/15/19	1,022,000	1,118,660
4.350%, 8/15/20	1,200,000	1,264,875
3.125%, 5/15/22	500,000	496,794
3.300%, 1/15/23	150,000	149,456
3.500%, 8/15/24	1,000,000	994,536
Cardinal Health, Inc.
1.700%, 3/15/18	1,143,000	1,146,145
1.950%, 6/15/18	200,000	200,317
4.625%, 12/15/20	1,000,000	1,077,850
3.200%, 6/15/22	125,000	125,771
3.200%, 3/15/23	1,000,000	1,012,309
Cigna Corp.
5.125%, 6/15/20	682,000	736,890
4.375%, 12/15/20	100,000	106,204
4.500%, 3/15/21	406,000	431,977
4.000%, 2/15/22	500,000	521,859
3.250%, 4/15/25	1,000,000	970,549
Coventry Health Care, Inc.
5.450%, 6/15/21	650,000	718,250
Dignity Health
2.637%, 11/1/19	425,000	427,782
Express Scripts Holding Co.
3.300%, 2/25/21	200,000	203,228
4.750%, 11/15/21	1,350,000	1,446,117
3.900%, 2/15/22	2,156,000	2,221,521
3.000%, 7/15/23	1,050,000	1,009,359
3.500%, 6/15/24	1,000,000	972,692
4.500%, 2/25/26	750,000	771,923
Howard Hughes Medical Institute
3.500%, 9/1/23	1,000,000	1,054,418
Humana, Inc.
7.200%, 6/15/18	1,231,000	1,322,804
2.625%, 10/1/19	1,000,000	1,005,777
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	360,854
Laboratory Corp. of America Holdings
2.500%, 11/1/18	500,000	504,966
4.625%, 11/15/20 (x)	1,600,000	1,701,960
3.750%, 8/23/22	56,000	57,791
4.000%, 11/1/23	500,000	513,653
McKesson Corp.
1.400%, 3/15/18	500,000	497,775
2.284%, 3/15/19	1,345,000	1,348,607
4.750%, 3/1/21	500,000	537,996
2.850%, 3/15/23	1,200,000	1,168,499
3.796%, 3/15/24	1,000,000	1,030,693
Medco Health Solutions, Inc.
7.125%, 3/15/18	762,000	807,030
4.125%, 9/15/20	275,000	287,461
Owens & Minor, Inc.
3.875%, 9/15/21	250,000	250,312
Providence St Joseph Health Obligated Group
2.746%, 10/1/26	400,000	377,332
Quest Diagnostics, Inc.
2.700%, 4/1/19	$500,000	$505,333
2.500%, 3/30/20	400,000	401,023
4.700%, 4/1/21	100,000	106,969
3.500%, 3/30/25	400,000	395,797
3.450%, 6/1/26	775,000	761,109
UnitedHealth Group, Inc.
6.000%, 2/15/18	1,824,000	1,910,379
1.900%, 7/16/18	1,200,000	1,203,444
1.700%, 2/15/19	500,000	497,545
1.625%, 3/15/19 (x)	750,000	746,249
2.300%, 12/15/19	500,000	503,320
2.700%, 7/15/20	1,875,000	1,901,167
4.700%, 2/15/21	850,000	921,714
2.125%, 3/15/21	500,000	492,655
2.875%, 3/15/22	500,000	505,084
3.350%, 7/15/22	1,000,000	1,023,555
2.750%, 2/15/23	1,000,000	994,443
2.875%, 3/15/23	600,000	598,994
3.750%, 7/15/25	2,000,000	2,077,016
3.100%, 3/15/26	500,000	492,782
3.450%, 1/15/27	750,000	759,225

		59,991,303

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	646,919
3.875%, 7/15/23	1,094,000	1,125,293
Life Technologies Corp.
6.000%, 3/1/20	1,100,000	1,197,623
5.000%, 1/15/21	125,000	133,313
Thermo Fisher Scientific, Inc.
1.850%, 1/15/18	750,000	750,595
2.150%, 12/14/18	150,000	150,205
2.400%, 2/1/19	1,100,000	1,104,409
4.700%, 5/1/20	100,000	106,587
4.500%, 3/1/21	1,000,000	1,069,695
3.600%, 8/15/21	265,000	273,983
3.300%, 2/15/22	875,000	882,129
3.150%, 1/15/23	1,000,000	990,495
3.000%, 4/15/23	355,000	348,315
4.150%, 2/1/24	1,000,000	1,041,968
3.650%, 12/15/25	500,000	500,068
2.950%, 9/19/26	245,000	230,561

		10,552,158

Pharmaceuticals (1.2%)
Actavis Funding SCS
2.350%, 3/12/18	2,000,000	2,009,351
2.450%, 6/15/19	535,000	537,287
3.000%, 3/12/20	2,400,000	2,428,760
3.450%, 3/15/22	2,440,000	2,476,408
3.850%, 6/15/24	1,250,000	1,259,706
3.800%, 3/15/25	3,125,000	3,128,023
Actavis, Inc.
6.125%, 8/15/19	388,000	424,893
3.250%, 10/1/22	1,300,000	1,293,543
Allergan, Inc.
1.350%, 3/15/18	425,000	423,108
3.375%, 9/15/20	1,000,000	1,019,111
2.800%, 3/15/23	400,000	382,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
AstraZeneca plc
1.750%, 11/16/18	$1,000,000	$999,668
2.375%, 11/16/20	1,500,000	1,506,449
3.375%, 11/16/25	1,500,000	1,484,158
Bristol-Myers Squibb Co.
1.750%, 3/1/19	750,000	747,972
2.000%, 8/1/22	656,000	636,504
Eli Lilly & Co.
1.950%, 3/15/19	500,000	501,413
2.750%, 6/1/25	1,500,000	1,474,495
GlaxoSmithKline Capital plc
2.850%, 5/8/22	2,000,000	2,010,247
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	1,956,000	2,061,455
2.800%, 3/18/23	1,156,000	1,159,058
Johnson & Johnson
5.150%, 7/15/18	200,000	211,395
1.125%, 3/1/19	465,000	460,660
1.650%, 3/1/21	750,000	738,815
3.550%, 5/15/21	500,000	526,451
2.450%, 12/5/21	1,250,000	1,265,486
2.050%, 3/1/23	750,000	728,534
3.375%, 12/5/23	500,000	523,564
2.450%, 3/1/26	750,000	715,800
Merck & Co., Inc.
1.100%, 1/31/18	1,000,000	996,846
1.300%, 5/18/18	823,000	820,793
1.850%, 2/10/20	1,000,000	1,000,236
3.875%, 1/15/21	1,000,000	1,063,318
2.350%, 2/10/22	1,500,000	1,483,281
2.400%, 9/15/22	1,200,000	1,180,760
2.800%, 5/18/23	1,700,000	1,693,556
2.750%, 2/10/25	1,000,000	980,350
Merck Sharp & Dohme Corp.
5.000%, 6/30/19	1,150,000	1,237,489
Mylan NV
3.000%, 12/15/18§	470,000	475,081
2.500%, 6/7/19§	735,000	732,234
3.750%, 12/15/20§	750,000	756,160
3.150%, 6/15/21§	1,750,000	1,730,971
3.950%, 6/15/26§	1,750,000	1,630,526
Mylan, Inc.
2.600%, 6/24/18	500,000	503,514
2.550%, 3/28/19	412,000	412,127
Novartis Capital Corp.
4.400%, 4/24/20	100,000	106,699
2.400%, 9/21/22	1,200,000	1,182,594
3.400%, 5/6/24	1,000,000	1,028,911
3.000%, 11/20/25	1,500,000	1,490,322
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,710,000	3,965,854
Perrigo Co. plc
4.000%, 11/15/23	1,700,000	1,683,406
Perrigo Finance Unlimited Co.
3.500%, 3/15/21	730,000	736,074
4.375%, 3/15/26	700,000	696,897
Pfizer, Inc.
4.650%, 3/1/18	62,000	64,200
1.200%, 6/1/18	1,000,000	996,733
1.500%, 6/15/18	1,000,000	1,000,696
1.450%, 6/3/19	1,250,000	1,240,808
1.700%, 12/15/19	$750,000	$745,448
1.950%, 6/3/21 (x)	1,250,000	1,234,931
2.200%, 12/15/21	750,000	742,964
3.000%, 6/15/23	1,000,000	1,014,946
3.400%, 5/15/24	1,500,000	1,550,100
2.750%, 6/3/26	1,000,000	967,950
3.000%, 12/15/26	1,500,000	1,474,244
Sanofi
1.250%, 4/10/18	1,638,000	1,635,368
4.000%, 3/29/21	2,106,000	2,233,953
Shire Acquisitions Investments Ireland DAC
1.900%, 9/23/19	2,500,000	2,469,162
2.400%, 9/23/21	2,500,000	2,410,819
2.875%, 9/23/23	2,250,000	2,134,713
3.200%, 9/23/26	2,450,000	2,286,929
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22	937,000	901,862
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	1,750,000	1,765,312
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	489,132
Teva Pharmaceutical Finance Netherlands III BV
1.400%, 7/20/18	1,000,000	991,320
1.700%, 7/19/19	575,000	559,521
2.200%, 7/21/21	1,325,000	1,264,712
2.800%, 7/21/23	1,405,000	1,318,593
3.150%, 10/1/26	3,000,000	2,755,500
Zoetis, Inc.
1.875%, 2/1/18	600,000	598,206
3.450%, 11/13/20	250,000	256,771
3.250%, 2/1/23	1,185,000	1,176,952
4.500%, 11/13/25	750,000	794,192

		97,799,267

Total Health Care		270,824,979

Industrials (1.9%)
Aerospace & Defense (0.5%)
Boeing Co. (The)
0.950%, 5/15/18	500,000	496,977
6.000%, 3/15/19	1,046,000	1,138,857
4.875%, 2/15/20	886,000	961,366
1.650%, 10/30/20	600,000	588,258
2.200%, 10/30/22	500,000	490,239
1.875%, 6/15/23	300,000	285,710
2.850%, 10/30/24	300,000	300,537
2.500%, 3/1/25	200,000	193,234
2.600%, 10/30/25	650,000	630,947
2.250%, 6/15/26	300,000	280,886
Embraer Netherlands Finance BV
5.050%, 6/15/25	1,750,000	1,726,375
Embraer Overseas Ltd.
5.696%, 9/16/23§	1,750,000	1,824,375
Embraer SA
5.150%, 6/15/22	1,750,000	1,802,500
General Dynamics Corp.
3.875%, 7/15/21	562,000	596,143
2.250%, 11/15/22	1,094,000	1,076,499
1.875%, 8/15/23	650,000	617,673
2.125%, 8/15/26	750,000	693,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Hexcel Corp.
4.700%, 8/15/25	$150,000	$154,108
L-3 Communications Corp.
5.200%, 10/15/19	1,100,000	1,181,452
4.950%, 2/15/21	1,194,000	1,281,433
3.950%, 5/28/24	206,000	208,821
3.850%, 12/15/26	245,000	243,099
Lockheed Martin Corp.
1.850%, 11/23/18	460,000	461,581
4.250%, 11/15/19	1,624,000	1,728,408
2.500%, 11/23/20	1,000,000	1,007,652
3.350%, 9/15/21	500,000	515,968
3.100%, 1/15/23	500,000	506,136
2.900%, 3/1/25	250,000	244,067
3.550%, 1/15/26	1,250,000	1,275,897
Northrop Grumman Corp.
1.750%, 6/1/18	600,000	601,458
3.500%, 3/15/21	31,000	32,112
3.250%, 8/1/23	2,100,000	2,141,152
Precision Castparts Corp.
1.250%, 1/15/18	900,000	897,874
2.250%, 6/15/20	750,000	752,539
2.500%, 1/15/23	562,000	552,494
3.250%, 6/15/25	750,000	755,338
Raytheon Co.
6.400%, 12/15/18	208,000	227,099
4.400%, 2/15/20	1,069,000	1,140,787
3.125%, 10/15/20	1,156,000	1,191,319
2.500%, 12/15/22	500,000	497,455
Rockwell Collins, Inc.
5.250%, 7/15/19	235,000	252,028
3.100%, 11/15/21	550,000	554,936
Spirit AeroSystems, Inc.
3.850%, 6/15/26	375,000	367,563
Textron, Inc.
7.250%, 10/1/19	500,000	561,986
3.650%, 3/1/21	125,000	128,001
5.950%, 9/21/21	350,000	392,156
3.875%, 3/1/25	285,000	286,174
4.000%, 3/15/26	175,000	175,731
United Technologies Corp.
1.778%, 5/4/18 (e)	500,000	500,066
1.500%, 11/1/19	750,000	742,348
4.500%, 4/15/20	1,275,000	1,376,265
1.950%, 11/1/21	750,000	733,231
3.100%, 6/1/22	1,844,000	1,896,023
2.650%, 11/1/26	415,000	399,142

		39,667,510

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	763,509
2.300%, 2/1/20	500,000	500,619
2.625%, 8/1/22	276,000	273,313
2.700%, 4/15/23	450,000	444,270
4.000%, 1/15/24	450,000	474,788
3.200%, 2/1/25	750,000	745,366
3.250%, 4/1/26	500,000	495,787
United Parcel Service, Inc.
5.125%, 4/1/19	2,100,000	2,272,511
3.125%, 1/15/21	1,675,000	1,732,397
2.450%, 10/1/22	$1,000,000	$992,012

		8,694,572

Airlines (0.0%)
Southwest Airlines Co.
2.750%, 11/6/19	750,000	757,500
2.650%, 11/5/20	250,000	249,298
3.000%, 11/15/26	250,000	232,800

		1,239,598

Building Products (0.1%)
Fortune Brands Home & Security, Inc.
3.000%, 6/15/20	300,000	307,570
4.000%, 6/15/25	350,000	359,006
Johnson Controls International plc
5.000%, 3/30/20	919,000	986,315
4.250%, 3/1/21	680,000	717,699
3.625%, 7/2/24 (e)	214,000	214,850
Lennox International, Inc.
3.000%, 11/15/23	175,000	169,773
Masco Corp.
4.375%, 4/1/26	320,000	322,000
Owens Corning
4.200%, 12/15/22	1,000,000	1,035,625
4.200%, 12/1/24	300,000	306,187
3.400%, 8/15/26	285,000	268,613

		4,687,638

Commercial Services & Supplies (0.1%)
Board of Trustees of the Leland Stanford Junior University (The)
4.750%, 5/1/19	300,000	322,131
Cornell University
5.450%, 2/1/19	400,000	430,547
Lifestorage LP
3.500%, 7/1/26	500,000	479,456
Pitney Bowes, Inc.
4.750%, 5/15/18	62,000	63,982
6.250%, 3/15/19	1,100,000	1,177,891
4.625%, 3/15/24	500,000	493,860
Republic Services, Inc.
3.800%, 5/15/18	500,000	513,114
5.500%, 9/15/19	1,214,000	1,320,808
5.000%, 3/1/20	600,000	646,198
5.250%, 11/15/21	406,000	450,202
3.550%, 6/1/22	1,000,000	1,038,494
4.750%, 5/15/23	1,000,000	1,091,087
Waste Management, Inc.
6.100%, 3/15/18	446,000	469,102
4.750%, 6/30/20	300,000	322,860
4.600%, 3/1/21	500,000	540,449
2.900%, 9/15/22	500,000	502,761
3.500%, 5/15/24	500,000	516,381
3.125%, 3/1/25	1,000,000	1,002,977
Yale University
2.086%, 4/15/19	300,000	302,529

		11,684,829

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22	1,306,000	1,317,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Fluor Corp.
3.500%, 12/15/24	$900,000	$912,557

		2,230,496

Electrical Equipment (0.1%)
Eaton Corp.
6.950%, 3/20/19	1,000,000	1,101,659
2.750%, 11/2/22	1,531,000	1,511,910
Emerson Electric Co.
4.875%, 10/15/19	1,200,000	1,293,073
2.625%, 12/1/21	450,000	452,949
2.625%, 2/15/23	256,000	252,654
3.150%, 6/1/25	350,000	354,898
Hubbell, Inc.
3.350%, 3/1/26	750,000	740,349
Rockwell Automation, Inc.
2.050%, 3/1/20	500,000	497,302
2.875%, 3/1/25	500,000	487,554
Tyco Electronics Group SA
2.375%, 12/17/18	240,000	242,514
2.350%, 8/1/19	250,000	250,364
3.450%, 8/1/24	290,000	292,803
3.700%, 2/15/26	250,000	254,291

		7,732,320

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 8/7/18	500,000	502,476
1.625%, 6/15/19	1,000,000	1,003,089
2.000%, 8/7/20	500,000	496,020
1.625%, 9/19/21	500,000	484,582
2.000%, 6/26/22	1,000,000	978,546
3.000%, 8/7/25	750,000	755,396
2.250%, 9/19/26	500,000	465,581
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	109,869
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	264,125
General Electric Co.
2.700%, 10/9/22	3,375,000	3,363,315
Honeywell International, Inc.
1.400%, 10/30/19	1,000,000	990,680
4.250%, 3/1/21	500,000	538,443
1.850%, 11/1/21	1,000,000	978,032
2.500%, 11/1/26	1,000,000	944,208
Ingersoll-Rand Global Holding Co. Ltd.
6.875%, 8/15/18	1,071,000	1,154,993
2.875%, 1/15/19	750,000	762,610
Koninklijke Philips NV
5.750%, 3/11/18	1,700,000	1,782,875
3.750%, 3/15/22	406,000	422,004
Pentair Finance SA
2.650%, 12/1/19	156,000	155,384
5.000%, 5/15/21	550,000	585,922
3.150%, 9/15/22	500,000	488,644
Roper Technologies, Inc.
2.050%, 10/1/18	1,750,000	1,753,321
6.250%, 9/1/19	500,000	549,971
3.000%, 12/15/20	250,000	252,809
2.800%, 12/15/21	250,000	249,692
3.125%, 11/15/22	625,000	620,169
3.850%, 12/15/25	125,000	125,771
3.800%, 12/15/26	$285,000	$286,719

		21,065,246

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,052,537
2.600%, 6/26/22	844,000	840,167
3.400%, 5/15/24	715,000	736,118
Crane Co.
2.750%, 12/15/18	350,000	354,334
4.450%, 12/15/23	400,000	411,611
Cummins, Inc.
3.650%, 10/1/23	500,000	513,246
Deere & Co.
4.375%, 10/16/19	658,000	699,827
2.600%, 6/8/22	1,312,000	1,305,025
Dover Corp.
5.450%, 3/15/18	616,000	643,115
4.300%, 3/1/21	656,000	698,588
3.150%, 11/15/25	250,000	249,176
Flowserve Corp.
4.000%, 11/15/23	700,000	711,208
Fortive Corp.
1.800%, 6/15/19§	250,000	249,112
2.350%, 6/15/21§	500,000	492,912
3.150%, 6/15/26§	750,000	738,060
IDEX Corp.
4.200%, 12/15/21	300,000	307,728
Illinois Tool Works, Inc.
6.250%, 4/1/19	600,000	656,538
3.375%, 9/15/21	300,000	312,786
3.500%, 3/1/24	1,000,000	1,034,581
2.650%, 11/15/26	950,000	905,560
Ingersoll-Rand Luxembourg Finance SA
2.625%, 5/1/20	500,000	500,043
Kennametal, Inc.
2.650%, 11/1/19	250,000	248,635
3.875%, 2/15/22	560,000	552,553
Pall Corp.
5.000%, 6/15/20	300,000	325,615
Parker-Hannifin Corp.
5.500%, 5/15/18	500,000	523,797
3.300%, 11/21/24	600,000	611,066
Snap-on, Inc.
4.250%, 1/15/18	200,000	205,699
Stanley Black & Decker, Inc.
2.451%, 11/17/18	500,000	504,335
2.900%, 11/1/22	994,000	999,346
5.750%, 12/15/53 (l)(x)	600,000	630,000
Trinity Industries, Inc.
4.550%, 10/1/24	450,000	431,469
Wabtec Corp.
4.375%, 8/15/23	200,000	209,929
3.450%, 11/15/26§	500,000	481,462
Xylem, Inc.
3.250%, 11/1/26	570,000	554,325

		19,690,503

Professional Services (0.0%)
Dun & Bradstreet Corp. (The)
4.000%, 6/15/20	500,000	515,809
4.375%, 12/1/22	500,000	506,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Equifax, Inc.
2.300%, 6/1/21	$300,000	$293,868
3.300%, 12/15/22	461,000	466,395
3.250%, 6/1/26	200,000	193,413
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	664,640
4.000%, 6/15/25	400,000	404,791

		3,045,879

Road & Rail (0.4%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	471,000	494,263
4.700%, 10/1/19	725,000	780,612
3.600%, 9/1/20	1,500,000	1,572,491
3.050%, 3/15/22	2,156,000	2,207,473
3.850%, 9/1/23	750,000	794,974
3.750%, 4/1/24	250,000	263,238
3.400%, 9/1/24	500,000	514,965
3.000%, 4/1/25	750,000	750,062
3.650%, 9/1/25	500,000	523,092
Canadian National Railway Co.
5.550%, 5/15/18	157,000	165,100
5.550%, 3/1/19	1,133,000	1,217,579
2.250%, 11/15/22	900,000	878,133
2.950%, 11/21/24	250,000	251,664
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	168,519
7.250%, 5/15/19	645,000	718,414
2.900%, 2/1/25	1,000,000	977,521
CSX Corp.
3.700%, 10/30/20	200,000	208,531
4.250%, 6/1/21	500,000	533,119
3.700%, 11/1/23	1,000,000	1,034,097
3.350%, 11/1/25	500,000	499,986
2.600%, 11/1/26	750,000	703,012
J.B. Hunt Transport Services, Inc.
3.300%, 8/15/22	300,000	299,217
3.850%, 3/15/24	750,000	761,789
Kansas City Southern
2.350%, 5/15/20	400,000	394,743
3.000%, 5/15/23	121,000	117,325
3.125%, 6/1/26	155,000	146,916
Norfolk Southern Corp.
5.750%, 4/1/18	446,000	467,868
5.900%, 6/15/19	1,317,000	1,432,062
2.903%, 2/15/23	1,150,000	1,139,180
2.900%, 6/15/26	500,000	481,096
Ryder System, Inc.
2.500%, 3/1/18	250,000	251,727
2.450%, 11/15/18	600,000	604,127
2.350%, 2/26/19	250,000	250,969
2.550%, 6/1/19	310,000	312,094
2.500%, 5/11/20	1,000,000	998,584
2.875%, 9/1/20	250,000	251,957
2.250%, 9/1/21	150,000	146,122
3.450%, 11/15/21	250,000	256,235
Union Pacific Corp.
2.250%, 2/15/19	1,000,000	1,007,710
1.800%, 2/1/20	1,000,000	991,167
2.250%, 6/19/20	250,000	250,497
4.000%, 2/1/21	$170,000	$180,678
2.950%, 1/15/23	500,000	504,222
2.750%, 4/15/23	1,000,000	995,096
3.646%, 2/15/24	500,000	521,609
3.250%, 8/15/25	250,000	254,025
2.750%, 3/1/26	250,000	243,648

		28,517,508

Trading Companies & Distributors (0.1%)
Air Lease Corp.
2.625%, 9/4/18	500,000	502,500
3.375%, 1/15/19 (x)	2,750,000	2,792,969
2.125%, 1/15/20	500,000	489,063
3.875%, 4/1/21 (x)	125,000	128,359
4.250%, 9/15/24	1,000,000	1,015,625
GATX Corp.
2.375%, 7/30/18	388,000	389,215
2.500%, 3/15/19	700,000	700,285
2.500%, 7/30/19	500,000	499,295
4.850%, 6/1/21	100,000	106,790
3.900%, 3/30/23	151,000	150,515
3.250%, 3/30/25	400,000	384,579

		7,159,195

Total Industrials		155,415,294

Information Technology (2.9%)
Communications Equipment (0.3%)
Cisco Systems, Inc.
1.400%, 2/28/18	335,000	336,456
1.650%, 6/15/18	1,000,000	1,005,653
4.950%, 2/15/19	2,757,000	2,937,682
1.600%, 2/28/19	375,000	373,531
2.125%, 3/1/19	1,650,000	1,661,645
1.400%, 9/20/19	1,750,000	1,725,404
4.450%, 1/15/20	1,312,000	1,405,033
2.450%, 6/15/20	1,000,000	1,010,328
2.200%, 2/28/21	1,250,000	1,243,310
2.900%, 3/4/21	570,000	582,502
1.850%, 9/20/21	1,650,000	1,606,737
3.000%, 6/15/22	450,000	457,136
2.600%, 2/28/23	500,000	492,551
2.200%, 9/20/23	750,000	719,947
3.625%, 3/4/24	1,000,000	1,045,786
3.500%, 6/15/25 (x)	425,000	438,999
2.950%, 2/28/26	750,000	738,722
2.500%, 9/20/26	1,150,000	1,087,360
Harris Corp.
1.999%, 4/27/18	165,000	164,994
2.700%, 4/27/20	100,000	99,634
4.400%, 12/15/20	1,000,000	1,054,486
3.832%, 4/27/25	200,000	203,104
Juniper Networks, Inc.
3.125%, 2/26/19	250,000	253,567
3.300%, 6/15/20	350,000	355,740
4.600%, 3/15/21	62,000	66,097
4.500%, 3/15/24	175,000	178,556
4.350%, 6/15/25	350,000	350,181
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	1,003,691
3.750%, 5/15/22	94,000	94,230
3.500%, 3/1/23	1,000,000	976,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	$1,094,000	$1,093,391

		24,762,549

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
2.550%, 1/30/19	750,000	758,532
3.125%, 9/15/21	1,000,000	1,010,654
Arrow Electronics, Inc.
3.000%, 3/1/18	150,000	151,465
6.000%, 4/1/20	304,000	329,340
3.500%, 4/1/22	1,500,000	1,484,738
Avnet, Inc.
5.875%, 6/15/20	500,000	539,738
3.750%, 12/1/21	125,000	125,593
4.625%, 4/15/26	500,000	489,856
Corning, Inc.
4.250%, 8/15/20	274,000	289,515
2.900%, 5/15/22	650,000	651,229
3.700%, 11/15/23	187,000	190,000
Flex Ltd. 4.750%, 6/15/25	800,000	844,342
FLIR Systems, Inc. 3.125%, 6/15/21	250,000	249,989
Jabil Circuit, Inc. 4.700%, 9/15/22	1,000,000	1,020,000
Keysight Technologies, Inc.
3.300%, 10/30/19	600,000	608,894
4.550%, 10/30/24	600,000	592,014
Trimble, Inc. 4.750%, 12/1/24	350,000	352,620

		9,688,519

Internet Software & Services (0.2%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19	1,250,000	1,254,429
3.125%, 11/28/21	1,300,000	1,298,706
3.600%, 11/28/24	2,500,000	2,468,352
Alphabet, Inc.
3.625%, 5/19/21	950,000	1,004,159
3.375%, 2/25/24	500,000	519,115
1.998%, 8/15/26	2,000,000	1,827,060
Baidu, Inc.
3.250%, 8/6/18	1,226,000	1,243,467
2.750%, 6/9/19	500,000	504,375
3.000%, 6/30/20	900,000	900,651
3.500%, 11/28/22	500,000	500,625
4.125%, 6/30/25	695,000	701,867
eBay, Inc.
2.500%, 3/9/18	905,000	911,627
3.250%, 10/15/20	362,000	369,671
2.875%, 8/1/21	1,150,000	1,148,898
3.800%, 3/9/22	1,250,000	1,290,899
2.600%, 7/15/22	1,100,000	1,066,358

		17,010,259

IT Services (0.5%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	1,000,000	1,004,692
3.375%, 9/15/25	500,000	510,348
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	414,938
3.400%, 6/27/26	$350,000	$337,989
Computer Sciences Corp. 4.450%, 9/15/22	200,000	206,646
Fidelity National Information Services, Inc.
2.000%, 4/15/18	129,000	129,152
2.850%, 10/15/18	530,000	539,151
3.625%, 10/15/20	600,000	620,311
2.250%, 8/15/21	795,000	770,207
5.000%, 3/15/22	1,000,000	1,029,128
4.500%, 10/15/22	400,000	425,026
3.500%, 4/15/23	500,000	503,835
3.875%, 6/5/24	1,000,000	1,019,784
5.000%, 10/15/25	1,000,000	1,089,804
3.000%, 8/15/26	1,250,000	1,169,977
Fiserv, Inc.
2.700%, 6/1/20	1,000,000	1,003,361
4.750%, 6/15/21	94,000	101,130
3.500%, 10/1/22	500,000	509,368
3.850%, 6/1/25	1,500,000	1,519,368
International Business Machines Corp.
1.250%, 2/8/18	1,200,000	1,197,281
1.800%, 5/17/19 (x)	1,000,000	1,000,388
1.625%, 5/15/20	2,200,000	2,174,070
2.250%, 2/19/21	1,000,000	995,966
1.875%, 8/1/22	1,750,000	1,672,563
2.875%, 11/9/22	1,000,000	999,070
3.375%, 8/1/23	1,000,000	1,026,412
3.625%, 2/12/24	1,000,000	1,038,630
3.450%, 2/19/26	1,000,000	1,017,536
Mastercard, Inc.
2.000%, 11/21/21	500,000	490,382
3.375%, 4/1/24	1,000,000	1,029,782
2.950%, 11/21/26 (x)	1,150,000	1,126,715
Total System Services, Inc.
2.375%, 6/1/18	320,000	321,278
3.800%, 4/1/21	250,000	257,282
3.750%, 6/1/23	450,000	449,656
4.800%, 4/1/26	1,000,000	1,067,123
Visa, Inc.
2.200%, 12/14/20	2,500,000	2,503,955
2.800%, 12/14/22	1,750,000	1,752,344
3.150%, 12/14/25	3,450,000	3,464,433
Western Union Co. (The) 5.253%, 4/1/20	1,002,000	1,065,783
Xerox Corp.
6.350%, 5/15/18	1,115,000	1,169,936
2.750%, 3/15/19	500,000	499,143
5.625%, 12/15/19	639,000	685,886
2.800%, 5/15/20	750,000	735,291
3.500%, 8/20/20	250,000	251,359
4.500%, 5/15/21	185,000	192,338
3.800%, 5/15/24 (x)	750,000	719,930

		41,808,747

Semiconductors & Semiconductor Equipment (0.3%)
Altera Corp.
2.500%, 11/15/18	500,000	508,543
4.100%, 11/15/23	600,000	645,673
Analog Devices, Inc.
2.500%, 12/5/21	300,000	296,969
2.875%, 6/1/23	250,000	244,391
3.125%, 12/5/23	500,000	495,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.900%, 12/15/25	$450,000	$460,731
3.500%, 12/5/26	500,000	494,581
Applied Materials, Inc.
2.625%, 10/1/20	430,000	433,080
4.300%, 6/15/21	625,000	670,511
Intel Corp.
2.450%, 7/29/20	1,525,000	1,541,974
1.700%, 5/19/21	250,000	243,395
3.300%, 10/1/21	1,257,000	1,304,445
3.100%, 7/29/22	600,000	615,341
2.700%, 12/15/22	1,875,000	1,877,775
3.700%, 7/29/25	1,795,000	1,891,598
2.600%, 5/19/26	500,000	480,741
KLA-Tencor Corp.
3.375%, 11/1/19	1,000,000	1,020,535
4.125%, 11/1/21	571,000	595,035
Lam Research Corp.
2.750%, 3/15/20	350,000	350,454
2.800%, 6/15/21	750,000	746,261
3.800%, 3/15/25	350,000	349,849
Maxim Integrated Products, Inc.
2.500%, 11/15/18	750,000	756,970
3.375%, 3/15/23	400,000	384,415
NVIDIA Corp.
2.200%, 9/16/21	395,000	385,153
3.200%, 9/16/26	850,000	813,100
QUALCOMM, Inc.
1.400%, 5/18/18	978,000	977,246
2.250%, 5/20/20	1,000,000	998,736
3.000%, 5/20/22	2,500,000	2,525,443
Texas Instruments, Inc.
1.000%, 5/1/18	500,000	497,045
1.650%, 8/3/19	350,000	348,233
1.750%, 5/1/20	250,000	247,665
2.750%, 3/12/21	1,100,000	1,120,541
1.850%, 5/15/22	500,000	479,662
2.250%, 5/1/23	750,000	718,126
Xilinx, Inc.
2.125%, 3/15/19	500,000	502,757
3.000%, 3/15/21	500,000	505,303

		26,528,168

Software (0.7%)
Activision Blizzard, Inc.
2.300%, 9/15/21§	470,000	458,319
3.400%, 9/15/26§	600,000	566,823
Adobe Systems, Inc. 4.750%, 2/1/20	837,000	896,020
Autodesk, Inc.
3.125%, 6/15/20	600,000	607,018
4.375%, 6/15/25	600,000	615,013
CA, Inc.
2.875%, 8/15/18	500,000	506,698
5.375%, 12/1/19	400,000	431,758
3.600%, 8/1/20	300,000	306,598
4.500%, 8/15/23	250,000	259,460
Cadence Design Systems, Inc. 4.375%, 10/15/24	175,000	172,606
Electronic Arts, Inc.
3.700%, 3/1/21	500,000	515,035
4.800%, 3/1/26	600,000	636,910
Microsoft Corp.
1.000%, 5/1/18	$487,000	$485,202
1.300%, 11/3/18	1,720,000	1,716,261
1.625%, 12/6/18	900,000	902,782
4.200%, 6/1/19	736,000	780,494
1.100%, 8/8/19	2,040,000	2,009,248
3.000%, 10/1/20	594,000	613,362
2.000%, 11/3/20	2,250,000	2,240,053
4.000%, 2/8/21	1,000,000	1,072,246
1.550%, 8/8/21	2,350,000	2,271,062
2.375%, 2/12/22	1,000,000	996,021
2.650%, 11/3/22	1,000,000	1,000,494
2.125%, 11/15/22	500,000	486,606
2.375%, 5/1/23	1,250,000	1,226,272
2.000%, 8/8/23	1,350,000	1,289,797
3.625%, 12/15/23	2,000,000	2,100,614
2.700%, 2/12/25	1,500,000	1,471,019
3.125%, 11/3/25	2,600,000	2,619,235
2.400%, 8/8/26	3,260,000	3,077,561
Oracle Corp.
5.750%, 4/15/18	1,362,000	1,436,332
2.375%, 1/15/19	1,500,000	1,519,656
5.000%, 7/8/19	2,000,000	2,155,664
2.250%, 10/8/19	2,000,000	2,022,671
2.800%, 7/8/21	585,000	592,683
1.900%, 9/15/21	2,755,000	2,688,816
2.500%, 5/15/22	2,000,000	1,987,894
2.500%, 10/15/22	1,875,000	1,851,398
3.625%, 7/15/23	1,000,000	1,043,911
2.400%, 9/15/23	1,000,000	969,207
3.400%, 7/8/24	2,000,000	2,043,959
2.950%, 5/15/25	3,000,000	2,948,049
2.650%, 7/15/26	2,805,000	2,653,422
Symantec Corp.
4.200%, 9/15/20	500,000	511,753
3.950%, 6/15/22	1,000,000	983,900

		57,739,902

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.
1.300%, 2/23/18	375,000	374,794
1.000%, 5/3/18	4,256,000	4,232,970
1.700%, 2/22/19 (x)	435,000	435,244
2.100%, 5/6/19	2,650,000	2,672,658
1.100%, 8/2/19	1,000,000	982,213
1.550%, 2/7/20	1,000,000	987,378
2.000%, 5/6/20	1,000,000	998,660
2.250%, 2/23/21	2,250,000	2,244,134
2.850%, 5/6/21	935,000	954,206
1.550%, 8/4/21	1,400,000	1,348,485
2.150%, 2/9/22	1,000,000	980,848
2.700%, 5/13/22	1,000,000	1,002,396
2.850%, 2/23/23	1,250,000	1,247,706
2.400%, 5/3/23	4,707,000	4,571,478
3.450%, 5/6/24	4,000,000	4,111,426
2.500%, 2/9/25	1,000,000	955,958
3.250%, 2/23/26	2,255,000	2,258,548
2.450%, 8/4/26	1,675,000	1,566,723
Diamond 1 Finance Corp.
3.480%, 6/1/19§	3,075,000	3,129,091
4.420%, 6/15/21§	3,750,000	3,869,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
5.450%, 6/15/23§	$3,075,000	$3,259,182
6.020%, 6/15/26§	3,905,000	4,229,363
Hewlett Packard Enterprise Co.
2.850%, 10/5/18	2,420,000	2,442,942
3.600%, 10/15/20	1,350,000	1,378,018
4.400%, 10/15/22	1,500,000	1,567,543
4.900%, 10/15/25	3,000,000	3,080,516
HP, Inc.
3.750%, 12/1/20	41,000	42,391
4.375%, 9/15/21	300,000	315,084
4.650%, 12/9/21	2,000,000	2,128,343
4.050%, 9/15/22	1,000,000	1,034,098
NetApp, Inc. 3.375%, 6/15/21	550,000	556,110
Seagate HDD Cayman 3.750%, 11/15/18	2,500,000	2,550,000

		61,508,466

Total Information Technology		239,046,610

Materials (1.0%)
Chemicals (0.6%)
Agrium, Inc.
6.750%, 1/15/19	500,000	541,344
3.150%, 10/1/22	131,000	130,791
3.500%, 6/1/23	1,000,000	1,006,020
Air Products and Chemicals, Inc.
4.375%, 8/21/19	439,000	466,080
2.750%, 2/3/23	1,000,000	998,614
3.350%, 7/31/24	750,000	769,455
Airgas, Inc.
1.650%, 2/15/18	500,000	499,574
3.050%, 8/1/20	500,000	510,275
3.650%, 7/15/24	450,000	466,462
Albemarle Corp.
3.000%, 12/1/19	250,000	254,807
4.500%, 12/15/20	500,000	531,945
4.150%, 12/1/24	250,000	256,323
Cabot Corp.
3.700%, 7/15/22	500,000	507,568
3.400%, 9/15/26	165,000	157,149
Celanese US Holdings LLC
5.875%, 6/15/21	370,000	410,437
4.625%, 11/15/22	450,000	473,303
Dow Chemical Co. (The)
8.550%, 5/15/19	2,642,000	3,020,708
4.250%, 11/15/20	1,984,000	2,094,805
4.125%, 11/15/21	100,000	105,813
3.000%, 11/15/22	1,000,000	998,885
Eastman Chemical Co.
5.500%, 11/15/19	472,000	510,612
2.700%, 1/15/20	1,000,000	1,003,124
3.600%, 8/15/22	1,125,000	1,154,182
3.800%, 3/15/25	1,000,000	1,008,015
Ecolab, Inc.
2.000%, 1/14/19	500,000	499,955
2.250%, 1/12/20	400,000	398,715
4.350%, 12/8/21	1,356,000	1,457,404
3.250%, 1/14/23	500,000	508,632
2.700%, 11/1/26	215,000	204,697
EI du Pont de Nemours & Co.
6.000%, 7/15/18	$2,203,000	$2,336,712
5.750%, 3/15/19	500,000	540,625
3.625%, 1/15/21	1,700,000	1,761,730
2.800%, 2/15/23	1,000,000	980,700
FMC Corp. 4.100%, 2/1/24	1,500,000	1,498,663
Lubrizol Corp. 8.875%, 2/1/19	500,000	568,450
LYB International Finance BV 4.000%, 7/15/23	1,100,000	1,149,348
LyondellBasell Industries NV
5.000%, 4/15/19	2,000,000	2,108,735
6.000%, 11/15/21	1,800,000	2,047,852
Methanex Corp.
3.250%, 12/15/19	220,000	217,970
4.250%, 12/1/24	650,000	623,121
Monsanto Co.
5.125%, 4/15/18	869,000	902,297
1.850%, 11/15/18	400,000	398,775
2.750%, 7/15/21	750,000	743,793
2.200%, 7/15/22	250,000	237,256
Mosaic Co. (The) 4.250%, 11/15/23 (x)	1,000,000	1,004,995
NewMarket Corp. 4.100%, 12/15/22	167,000	169,766
Potash Corp. of Saskatchewan, Inc.
6.500%, 5/15/19	860,000	937,362
4.875%, 3/30/20	194,000	205,773
3.625%, 3/15/24	500,000	495,773
4.000%, 12/15/26	500,000	503,173
PPG Industries, Inc. 3.600%, 11/15/20	350,000	363,062
Praxair, Inc.
1.250%, 11/7/18	1,400,000	1,390,268
4.500%, 8/15/19	800,000	850,899
2.250%, 9/24/20	500,000	498,350
4.050%, 3/15/21	500,000	531,161
3.000%, 9/1/21	600,000	613,738
2.200%, 8/15/22	450,000	439,137
2.700%, 2/21/23	500,000	493,239
3.200%, 1/30/26	350,000	352,864
RPM International, Inc. 6.125%, 10/15/19	700,000	767,946
Valspar Corp. (The)
7.250%, 6/15/19	439,000	489,442
4.200%, 1/15/22	200,000	206,262
3.300%, 2/1/25	200,000	191,910
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	307,115
4.875%, 5/15/23§	500,000	517,439
3.600%, 8/15/26§	500,000	478,633

		48,870,028

Construction Materials (0.1%)
CRH America, Inc. 8.125%, 7/15/18	269,000	293,205
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	315,750
4.250%, 7/2/24	285,000	288,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Vulcan Materials Co.
7.500%, 6/15/21	$1,250,000	$1,471,875
4.500%, 4/1/25	1,250,000	1,304,688

		3,674,080

Containers & Packaging (0.1%)
Avery Dennison Corp.
5.375%, 4/15/20	169,000	180,111
3.350%, 4/15/23	300,000	294,580
Bemis Co., Inc.
6.800%, 8/1/19	471,000	520,213
3.100%, 9/15/26	500,000	478,197
International Paper Co.
7.950%, 6/15/18	1,027,000	1,113,605
7.500%, 8/15/21	156,000	186,788
4.750%, 2/15/22	194,000	208,858
3.650%, 6/15/24	1,900,000	1,919,659
Packaging Corp. of America
3.900%, 6/15/22	500,000	516,986
4.500%, 11/1/23	200,000	211,784
3.650%, 9/15/24	1,000,000	1,005,137
WestRock RKT Co. 4.900%, 3/1/22	1,500,000	1,626,988

		8,262,906

Metals & Mining (0.2%)
Barrick Gold Corp. 4.100%, 5/1/23 (x)	283,000	290,075
Barrick North America Finance LLC 4.400%, 5/30/21	409,000	431,782
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	1,502,000	1,643,724
3.250%, 11/21/21	500,000	515,118
2.875%, 2/24/22	1,406,000	1,415,192
3.850%, 9/30/23 (x)	2,100,000	2,227,000
Goldcorp, Inc.
2.125%, 3/15/18	656,000	654,436
3.625%, 6/9/21	330,000	335,329
3.700%, 3/15/23	600,000	592,391
Newmont Mining Corp. 3.500%, 3/15/22	1,156,000	1,166,637
Nucor Corp. 5.850%, 6/1/18	800,000	842,333
Reliance Steel & Aluminum Co. 4.500%, 4/15/23	500,000	502,581
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	1,087,000	1,253,166
4.125%, 5/20/21 (x)	595,000	633,550
3.750%, 9/20/21	397,000	416,634
Rio Tinto Finance USA plc
3.500%, 3/22/22	88,000	91,076
2.875%, 8/21/22	140,000	141,154
Southern Copper Corp.
5.375%, 4/16/20	253,000	274,189
3.500%, 11/8/22	244,000	242,170
3.875%, 4/23/25	300,000	292,875
Vale Overseas Ltd.
4.625%, 9/15/20 (x)	1,700,000	1,725,500
5.875%, 6/10/21 (x)	1,250,000	1,307,812
4.375%, 1/11/22 (x)	1,062,000	1,044,519
6.250%, 8/10/26 (x)	1,250,000	1,307,813
Worthington Industries, Inc. 4.550%, 4/15/26	$100,000	$97,735
Yamana Gold, Inc. 4.950%, 7/15/24	250,000	245,759

		19,690,550

Paper & Forest Products (0.0%)
Domtar Corp. 4.400%, 4/1/22	2,000,000	2,055,000

Total Materials		82,552,564

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	250,000	248,692
3.900%, 6/15/23	1,000,000	1,011,335
American Tower Corp.
4.500%, 1/15/18	100,000	102,632
3.400%, 2/15/19	950,000	970,916
5.050%, 9/1/20	1,058,000	1,132,766
3.300%, 2/15/21	1,750,000	1,769,058
3.450%, 9/15/21	1,000,000	1,010,907
2.250%, 1/15/22	1,250,000	1,193,243
4.700%, 3/15/22	500,000	534,482
3.500%, 1/31/23	1,150,000	1,150,411
5.000%, 2/15/24	1,000,000	1,070,469
AvalonBay Communities, Inc.
6.100%, 3/15/20	139,000	154,255
3.625%, 10/1/20	1,000,000	1,036,057
2.950%, 9/15/22	500,000	497,286
4.200%, 12/15/23	100,000	105,929
3.500%, 11/15/25	250,000	249,565
2.950%, 5/11/26	1,000,000	952,198
2.900%, 10/15/26	250,000	236,265
Boston Properties LP
3.700%, 11/15/18	600,000	620,384
5.875%, 10/15/19	200,000	219,511
3.125%, 9/1/23	1,000,000	980,030
Brandywine Operating Partnership LP
4.950%, 4/15/18	350,000	361,714
4.100%, 10/1/24	700,000	689,491
Brixmor Operating Partnership LP
3.875%, 8/15/22	475,000	481,912
3.250%, 9/15/23	750,000	726,097
3.850%, 2/1/25	355,000	348,102
4.125%, 6/15/26	275,000	273,714
Camden Property Trust
4.625%, 6/15/21	375,000	400,233
2.950%, 12/15/22	1,150,000	1,125,800
CBL & Associates LP (REIT)
4.600%, 10/15/24	262,000	245,560
5.950%, 12/15/26	625,000	628,435
Columbia Property Trust Operating Partnership LP
4.150%, 4/1/25	250,000	249,663
3.650%, 8/15/26	250,000	236,871
Corporate Office Properties LP
3.700%, 6/15/21	750,000	763,695
3.600%, 5/15/23	200,000	192,306
5.000%, 7/1/25	100,000	101,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Crown Castle International Corp.
3.400%, 2/15/21	$555,000	$562,061
2.250%, 9/1/21	1,000,000	961,299
5.250%, 1/15/23	1,000,000	1,081,214
4.450%, 2/15/26	2,165,000	2,245,881
3.700%, 6/15/26	165,000	162,417
CubeSmart LP
4.375%, 12/15/23	250,000	259,953
4.000%, 11/15/25	500,000	506,974
3.125%, 9/1/26	250,000	235,223
DDR Corp.
3.500%, 1/15/21	550,000	556,794
4.625%, 7/15/22	1,000,000	1,047,559
3.375%, 5/15/23	350,000	340,751
3.625%, 2/1/25	250,000	240,935
Digital Realty Trust LP
5.875%, 2/1/20	1,000,000	1,092,606
3.400%, 10/1/20	500,000	509,446
5.250%, 3/15/21	500,000	544,005
Duke Realty LP
6.500%, 1/15/18	466,000	487,813
3.250%, 6/30/26	750,000	727,164
Education Realty Operating Partnership LP
4.600%, 12/1/24	250,000	248,759
EPR Properties
7.750%, 7/15/20	269,000	301,676
5.750%, 8/15/22	250,000	269,916
5.250%, 7/15/23	150,000	154,993
4.500%, 4/1/25	350,000	342,932
4.750%, 12/15/26	250,000	246,885
Equity Commonwealth
6.650%, 1/15/18	481,000	493,479
5.875%, 9/15/20	250,000	264,211
ERP Operating LP
2.375%, 7/1/19	800,000	807,060
4.750%, 7/15/20	450,000	486,260
3.000%, 4/15/23	1,000,000	984,483
3.375%, 6/1/25	1,000,000	993,836
Essex Portfolio LP
3.375%, 1/15/23	500,000	501,572
3.250%, 5/1/23	1,000,000	990,297
3.500%, 4/1/25	650,000	642,712
3.375%, 4/15/26	250,000	241,173
Federal Realty Investment Trust
2.550%, 1/15/21	420,000	420,622
3.000%, 8/1/22	200,000	199,950
Government Properties Income Trust
3.750%, 8/15/19	500,000	505,548
HCP, Inc.
3.750%, 2/1/19	200,000	205,104
2.625%, 2/1/20	656,000	656,323
5.375%, 2/1/21	1,690,000	1,847,776
3.150%, 8/1/22	250,000	246,398
4.250%, 11/15/23	1,070,000	1,094,297
3.875%, 8/15/24	1,000,000	990,487
3.400%, 2/1/25	500,000	476,648
4.000%, 6/1/25	350,000	348,020
Healthcare Realty Trust, Inc.
3.875%, 5/1/25	500,000	493,351
Healthcare Trust of America Holdings LP
3.375%, 7/15/21	$350,000	$352,469
3.700%, 4/15/23	250,000	249,376
3.500%, 8/1/26	185,000	177,438
Hospitality Properties Trust
4.250%, 2/15/21	350,000	363,495
4.500%, 6/15/23	1,000,000	1,003,316
5.250%, 2/15/26	350,000	353,331
Host Hotels & Resorts LP
4.750%, 3/1/23	1,100,000	1,145,472
4.000%, 6/15/25	310,000	304,492
Kilroy Realty LP
4.800%, 7/15/18	350,000	362,443
3.800%, 1/15/23	450,000	454,183
4.375%, 10/1/25	400,000	409,965
Kimco Realty Corp.
6.875%, 10/1/19	439,000	491,572
3.400%, 11/1/22	500,000	505,947
3.125%, 6/1/23	1,000,000	991,983
2.700%, 3/1/24	250,000	239,190
Kite Realty Group LP
4.000%, 10/1/26	250,000	239,355
Lexington Realty Trust
4.250%, 6/15/23	250,000	243,493
Liberty Property LP
4.750%, 10/1/20	389,000	413,653
3.750%, 4/1/25	100,000	100,077
3.250%, 10/1/26	300,000	285,246
Mack-Cali Realty LP
3.150%, 5/15/23	150,000	134,371
Mid-America Apartments LP
4.300%, 10/15/23	175,000	181,818
3.750%, 6/15/24	450,000	450,592
4.000%, 11/15/25	350,000	353,831
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	257,099
3.300%, 4/15/23	700,000	698,262
3.900%, 6/15/24	500,000	511,988
4.000%, 11/15/25	200,000	203,997
3.600%, 12/15/26	250,000	245,572
Omega Healthcare Investors, Inc.
4.375%, 8/1/23	1,075,000	1,060,014
Piedmont Operating Partnership LP
4.450%, 3/15/24	500,000	498,291
Prologis LP
2.750%, 2/15/19	214,000	217,040
3.350%, 2/1/21	1,000,000	1,030,516
4.250%, 8/15/23	100,000	105,902
3.750%, 11/1/25	445,000	455,140
Realty Income Corp.
6.750%, 8/15/19	750,000	838,506
5.750%, 1/15/21	450,000	501,870
3.250%, 10/15/22	344,000	346,232
4.650%, 8/1/23	1,000,000	1,072,316
4.125%, 10/15/26	225,000	230,634
Retail Opportunity Investments Partnership LP
5.000%, 12/15/23	250,000	255,989
4.000%, 12/15/24	200,000	191,504
Retail Properties of America, Inc. 4.000%, 3/15/25	250,000	238,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Senior Housing Properties Trust 3.250%, 5/1/19	$850,000	$850,355
Simon Property Group LP
2.200%, 2/1/19	1,500,000	1,509,819
2.500%, 9/1/20	500,000	502,807
4.375%, 3/1/21	1,095,000	1,173,478
2.350%, 1/30/22	500,000	492,158
3.750%, 2/1/24	1,000,000	1,037,477
3.250%, 11/30/26	500,000	490,449
Tanger Properties LP
6.125%, 6/1/20	500,000	550,493
3.125%, 9/1/26	500,000	468,904
UDR, Inc.
4.250%, 6/1/18	400,000	412,854
3.700%, 10/1/20	1,500,000	1,548,704
4.625%, 1/10/22	200,000	214,252
4.000%, 10/1/25	250,000	256,968
2.950%, 9/1/26	125,000	116,439
Ventas Realty LP
2.000%, 2/15/18	600,000	601,020
4.000%, 4/30/19	1,000,000	1,040,296
2.700%, 4/1/20	1,050,000	1,055,850
4.250%, 3/1/22	662,000	700,156
3.125%, 6/15/23	600,000	590,792
3.750%, 5/1/24	50,000	50,480
3.250%, 10/15/26	800,000	757,900
VEREIT Operating Partnership LP
3.000%, 2/6/19	600,000	598,500
4.125%, 6/1/21	320,000	324,800
4.600%, 2/6/24	400,000	401,750
4.875%, 6/1/26	485,000	490,626
Vornado Realty LP 2.500%, 6/30/19	500,000	501,367
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,057,069
3.950%, 10/15/22	150,000	150,175
Weingarten Realty Investors
3.375%, 10/15/22	600,000	593,420
3.850%, 6/1/25	250,000	249,642
3.250%, 8/15/26	250,000	235,474
Welltower, Inc.
2.250%, 3/15/18	1,000,000	1,003,676
4.125%, 4/1/19	500,000	519,936
6.125%, 4/15/20	385,000	426,928
4.950%, 1/15/21	1,000,000	1,079,763
4.500%, 1/15/24	1,000,000	1,058,112
Weyerhaeuser Co. 4.625%, 9/15/23	1,000,000	1,071,343
WP Carey, Inc.
4.600%, 4/1/24	300,000	301,768
4.000%, 2/1/25	300,000	288,493
4.250%, 10/1/26	400,000	388,126

		93,018,049

Real Estate Management & Development (0.1%)
American Campus Communities Operating Partnership LP
3.350%, 10/1/20	600,000	608,234
3.750%, 4/15/23	500,000	503,784
CBRE Services, Inc. 4.875%, 3/1/26	1,500,000	1,503,676
Celulosa Arauco y Constitucion SA 5.000%, 1/21/21	$1,800,000	$1,878,750
Jones Lang LaSalle, Inc. 4.400%, 11/15/22	200,000	207,353

		4,701,797

Total Real Estate		97,719,846

Telecommunication Services (1.1%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
1.750%, 1/15/18	1,000,000	1,000,265
5.500%, 2/1/18	2,000,000	2,076,850
2.375%, 11/27/18	1,500,000	1,509,076
5.800%, 2/15/19	1,901,000	2,037,770
2.300%, 3/11/19 (x)	1,415,000	1,419,265
5.875%, 10/1/19	800,000	873,792
5.200%, 3/15/20	604,000	647,749
2.450%, 6/30/20	1,500,000	1,483,865
4.600%, 2/15/21	1,312,000	1,394,048
2.800%, 2/17/21	1,750,000	1,734,613
5.000%, 3/1/21	1,800,000	1,941,488
4.450%, 5/15/21	1,500,000	1,585,295
3.875%, 8/15/21	497,000	512,607
3.000%, 2/15/22	1,000,000	985,606
3.800%, 3/15/22	1,850,000	1,888,883
3.000%, 6/30/22	2,050,000	2,007,537
2.625%, 12/1/22	1,156,000	1,101,419
3.600%, 2/17/23	1,850,000	1,856,952
3.900%, 3/11/24	1,000,000	1,013,815
4.450%, 4/1/24	1,500,000	1,568,306
3.950%, 1/15/25	1,000,000	1,003,729
3.400%, 5/15/25	4,000,000	3,856,209
4.125%, 2/17/26	2,750,000	2,786,444
British Telecommunications plc
5.950%, 1/15/18	1,200,000	1,250,063
2.350%, 2/14/19	1,000,000	1,003,740
CC Holdings GS V LLC 3.849%, 4/15/23	500,000	508,249
Deutsche Telekom International Finance BV
6.750%, 8/20/18	1,650,000	1,777,621
6.000%, 7/8/19	100,000	109,483
Emirates Telecommunications Group Co. PJSC
2.375%, 6/18/19 (m)	1,000,000	992,500
3.500%, 6/18/24 (m)	1,000,000	997,500
Orange SA
2.750%, 2/6/19	1,000,000	1,011,533
5.375%, 7/8/19	500,000	538,685
1.625%, 11/3/19	1,000,000	984,236
4.125%, 9/14/21	1,000,000	1,055,393
Qwest Corp. 6.750%, 12/1/21	700,000	762,125
Telefonica Emisiones SAU
3.192%, 4/27/18	1,000,000	1,014,278
5.877%, 7/15/19	570,000	616,088
5.134%, 4/27/20	629,000	674,197
5.462%, 2/16/21	2,456,000	2,672,290
4.570%, 4/27/23	500,000	524,596

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Telefonos de Mexico SAB de CV 5.500%, 11/15/19	$1,100,000	$1,192,125
TELUS Corp.
2.800%, 2/16/27	400,000	373,872
Verizon Communications, Inc.
3.650%, 9/14/18	3,000,000	3,092,766
2.550%, 6/17/19	1,000,000	1,013,916
1.375%, 8/15/19	820,000	806,977
4.500%, 9/15/20	2,228,000	2,381,383
3.450%, 3/15/21	2,600,000	2,673,981
4.600%, 4/1/21	1,800,000	1,927,663
1.750%, 8/15/21	1,550,000	1,480,767
3.000%, 11/1/21	625,000	630,128
3.500%, 11/1/21	1,000,000	1,030,157
2.450%, 11/1/22	1,406,000	1,355,027
5.150%, 9/15/23	6,000,000	6,607,526
4.150%, 3/15/24	2,000,000	2,077,787
3.500%, 11/1/24	1,750,000	1,748,575
2.625%, 8/15/26	2,265,000	2,084,915

		83,255,725

Wireless Telecommunication Services (0.1%)
America Movil SAB de CV
5.000%, 3/30/20	1,460,000	1,556,360
3.125%, 7/16/22	1,200,000	1,181,040
Rogers Communications, Inc.
6.800%, 8/15/18	1,391,000	1,496,358
3.000%, 3/15/23	750,000	740,699
3.625%, 12/15/25	500,000	503,304
2.900%, 11/15/26	500,000	467,227
Vodafone Group plc
1.500%, 2/19/18	2,000,000	1,993,899
5.450%, 6/10/19	1,526,000	1,636,346
2.500%, 9/26/22	700,000	667,116
2.950%, 2/19/23	1,306,000	1,266,474

		11,508,823

Total Telecommunication Services		94,764,548

Utilities (1.7%)
Electric Utilities (1.1%)
AEP Transmission Co. LLC
3.100%, 12/1/26§	250,000	244,496
Alabama Power Co.
2.800%, 4/1/25	250,000	243,358
American Electric Power Co., Inc.
2.950%, 12/15/22	150,000	151,529
Appalachian Power Co.
3.400%, 6/1/25	350,000	354,331
Arizona Public Service Co.
8.750%, 3/1/19	461,000	524,816
2.200%, 1/15/20	250,000	249,294
3.350%, 6/15/24	200,000	203,090
3.150%, 5/15/25	200,000	199,016
2.550%, 9/15/26	150,000	140,282
Baltimore Gas & Electric Co.
2.800%, 8/15/22	300,000	299,506
2.400%, 8/15/26	700,000	652,194
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	244,660
2.400%, 9/1/26	$250,000	$235,089
Cleco Corporate Holdings LLC 3.743%, 5/1/26§	750,000	734,794
Commonwealth Edison Co.
2.150%, 1/15/19	1,000,000	1,005,841
4.000%, 8/1/20	431,000	452,416
3.400%, 9/1/21	250,000	259,496
Connecticut Light & Power Co. (The)
5.650%, 5/1/18	100,000	105,245
5.500%, 2/1/19	500,000	538,154
2.500%, 1/15/23	156,000	152,776
DTE Electric Co.
5.600%, 6/15/18	250,000	264,278
3.900%, 6/1/21	500,000	532,748
3.650%, 3/15/24	245,000	253,059
Duke Energy Carolinas LLC
7.000%, 11/15/18	446,000	489,388
4.300%, 6/15/20	250,000	265,918
2.950%, 12/1/26	1,000,000	983,915
Duke Energy Corp.
2.100%, 6/15/18	500,000	502,445
5.050%, 9/15/19	655,000	704,057
1.800%, 9/1/21	750,000	720,417
3.050%, 8/15/22	1,100,000	1,107,813
3.750%, 4/15/24	350,000	359,467
Duke Energy Florida LLC
5.650%, 6/15/18	346,000	366,007
4.550%, 4/1/20	160,000	172,232
Duke Energy Florida Project Finance LLC 2.538%, 9/1/29	500,000	474,882
Duke Energy Indiana LLC 3.750%, 7/15/20	1,062,000	1,111,468
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	536,635
3.800%, 9/1/23	1,000,000	1,041,987
Duke Energy Progress LLC 5.300%, 1/15/19	700,000	747,831
Edison International 2.950%, 3/15/23	300,000	297,094
Emera US Finance LP
2.150%, 6/15/19§	335,000	334,383
2.700%, 6/15/21§	500,000	494,499
3.550%, 6/15/26§	665,000	652,666
Enel Americas SA 4.000%, 10/25/26 (x)	165,000	157,369
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,000,000	1,049,237
3.700%, 6/1/24	1,000,000	1,036,536
Entergy Corp.
5.125%, 9/15/20	787,000	846,871
4.000%, 7/15/22	1,000,000	1,046,126
2.950%, 9/1/26	300,000	278,753
Entergy Louisiana LLC 2.400%, 10/1/26	500,000	465,647
Entergy Texas, Inc. 7.125%, 2/1/19	600,000	663,138
Eversource Energy
4.500%, 11/15/19	419,000	445,705
2.500%, 3/15/21	200,000	197,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.150%, 1/15/25	$150,000	$147,846
3.350%, 3/15/26	200,000	196,798
Exelon Corp.
2.850%, 6/15/20	750,000	755,728
2.450%, 4/15/21	330,000	324,944
3.950%, 6/15/25	750,000	767,177
3.400%, 4/15/26	500,000	488,364
FirstEnergy Corp.
2.750%, 3/15/18	515,000	518,748
4.250%, 3/15/23	675,000	698,728
Florida Power & Light Co. 2.750%, 6/1/23	250,000	249,937
Fortis, Inc.
2.100%, 10/4/21§	465,000	448,951
3.055%, 10/4/26§	750,000	702,056
Georgia Power Co.
5.400%, 6/1/18	1,000,000	1,052,429
4.250%, 12/1/19	307,000	325,196
2.400%, 4/1/21	350,000	347,466
2.850%, 5/15/22	750,000	751,791
3.250%, 4/1/26	350,000	351,379
Great Plains Energy, Inc. 4.850%, 6/1/21	62,000	66,244
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,204,244
3.200%, 3/15/23	150,000	151,163
Interstate Power & Light Co.
3.250%, 12/1/24	600,000	595,986
3.400%, 8/15/25	250,000	250,279
ITC Holdings Corp.
3.650%, 6/15/24	325,000	324,378
3.250%, 6/30/26	300,000	291,078
Jersey Central Power & Light Co. 7.350%, 2/1/19	100,000	109,057
Kansas City Power & Light Co.
6.375%, 3/1/18	600,000	632,272
7.150%, 4/1/19	500,000	553,272
3.150%, 3/15/23	250,000	243,689
3.650%, 8/15/25	500,000	503,870
LG&E & KU Energy LLC 3.750%, 11/15/20	500,000	521,961
Metropolitan Edison Co. 7.700%, 1/15/19	500,000	547,879
MidAmerican Energy Co.
2.400%, 3/15/19	850,000	858,539
3.500%, 10/15/24	300,000	307,435
Nevada Power Co.
6.500%, 8/1/18	1,000,000	1,072,872
7.125%, 3/15/19	500,000	554,694
NextEra Energy Capital Holdings, Inc.
1.649%, 9/1/18	235,000	234,055
6.000%, 3/1/19	946,000	1,020,864
2.300%, 4/1/19	165,000	165,798
2.400%, 9/15/19	500,000	502,574
2.700%, 9/15/19	350,000	354,554
4.500%, 6/1/21	1,000,000	1,077,471
Northern States Power Co.
5.250%, 3/1/18	500,000	520,964
2.200%, 8/15/20	250,000	250,036
2.150%, 8/15/22	700,000	682,528
NSTAR Electric Co.
2.375%, 10/15/22	$1,000,000	$985,970
3.250%, 11/15/25	150,000	150,972
2.700%, 6/1/26	150,000	143,768
Ohio Power Co. 6.050%, 5/1/18	200,000	210,423
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	700,000	755,398
7.000%, 9/1/22	750,000	912,536
Pacific Gas & Electric Co.
8.250%, 10/15/18	755,000	838,003
3.500%, 10/1/20	1,344,000	1,390,301
3.250%, 6/15/23	250,000	255,100
3.750%, 2/15/24	450,000	471,252
3.400%, 8/15/24	500,000	511,544
3.500%, 6/15/25	250,000	256,195
2.950%, 3/1/26	500,000	489,351
PacifiCorp
5.500%, 1/15/19	300,000	322,250
2.950%, 2/1/22	500,000	508,827
3.600%, 4/1/24	600,000	622,456
3.350%, 7/1/25	250,000	255,274
PECO Energy Co.
5.350%, 3/1/18	100,000	104,272
2.375%, 9/15/22	500,000	490,318
3.150%, 10/15/25	700,000	694,319
PG&E Corp. 2.400%, 3/1/19	500,000	502,935
Portland General Electric Co. 6.100%, 4/15/19	373,000	401,916
Potomac Electric Power Co. 3.600%, 3/15/24	300,000	308,377
PPL Capital Funding, Inc.
1.900%, 6/1/18	1,000,000	998,775
4.200%, 6/15/22	1,078,000	1,136,169
3.500%, 12/1/22	1,000,000	1,016,735
3.400%, 6/1/23	250,000	250,935
3.100%, 5/15/26	500,000	476,214
PPL Electric Utilities Corp. 2.500%, 9/1/22	200,000	198,129
Progress Energy, Inc.
7.050%, 3/15/19	1,100,000	1,219,568
4.400%, 1/15/21	156,000	165,469
3.150%, 4/1/22	1,250,000	1,268,221
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	37,629
3.200%, 11/15/20	150,000	154,472
2.250%, 9/15/22	500,000	494,153
Public Service Co. of New Mexico 3.850%, 8/1/25	700,000	699,721
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	56,381
4.400%, 2/1/21	250,000	267,068
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	623,441
2.300%, 9/15/18	650,000	655,874
2.000%, 8/15/19	700,000	701,926
3.500%, 8/15/20	100,000	104,115
1.900%, 3/15/21	175,000	170,771
2.375%, 5/15/23 (x)	500,000	487,459
3.050%, 11/15/24	200,000	200,495
2.250%, 9/15/26	450,000	418,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
South Carolina Electric & Gas Co. 6.500%, 11/1/18	$500,000	$542,832
Southern California Edison Co.
5.500%, 8/15/18	500,000	529,876
3.875%, 6/1/21	381,000	403,097
1.845%, 2/1/22	157,143	154,390
2.400%, 2/1/22	200,000	199,052
3.500%, 10/1/23	200,000	206,841
Southern Co. (The)
1.550%, 7/1/18	625,000	622,641
2.450%, 9/1/18	90,000	90,827
1.850%, 7/1/19	685,000	682,509
2.150%, 9/1/19	1,200,000	1,195,203
2.750%, 6/15/20	500,000	505,631
2.350%, 7/1/21	1,500,000	1,469,012
2.950%, 7/1/23	575,000	567,734
Southwestern Electric Power Co.
6.450%, 1/15/19	344,000	374,057
3.550%, 2/15/22	1,000,000	1,035,521
2.750%, 10/1/26	500,000	469,256
Southwestern Public Service Co.
8.750%, 12/1/18	500,000	561,154
3.300%, 6/15/24	300,000	302,946
Tampa Electric Co.
6.100%, 5/15/18	294,000	311,932
2.600%, 9/15/22	200,000	197,844
Tucson Electric Power Co. 3.050%, 3/15/25	600,000	571,596
UIL Holdings Corp. 4.625%, 10/1/20	500,000	518,892
Union Electric Co. 3.500%, 4/15/24	500,000	515,583
Virginia Electric & Power Co.
5.400%, 4/30/18	500,000	523,718
5.000%, 6/30/19	665,000	711,896
2.750%, 3/15/23	650,000	644,812
3.450%, 2/15/24	1,000,000	1,024,274
3.100%, 5/15/25	1,500,000	1,489,558
3.150%, 1/15/26	715,000	708,914
2.950%, 11/15/26	500,000	483,132
Westar Energy, Inc.
5.100%, 7/15/20	500,000	540,423
2.550%, 7/1/26	350,000	330,589
Wisconsin Electric Power Co.
4.250%, 12/15/19	819,000	864,348
2.950%, 9/15/21	725,000	735,026
Wisconsin Power & Light Co. 5.000%, 7/15/19	319,000	339,745
Xcel Energy, Inc.
4.700%, 5/15/20	756,000	801,043
2.400%, 3/15/21	500,000	496,624
2.600%, 3/15/22	500,000	496,032
3.300%, 6/1/25	500,000	500,725
3.350%, 12/1/26	500,000	500,000

		93,919,272

Gas Utilities (0.1%)
Atmos Energy Corp. 8.500%, 3/15/19	544,000	617,438
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	364,015
4.500%, 1/15/21	592,000	620,868
Dominion Gas Holdings LLC 2.800%, 11/15/20	$1,000,000	$1,008,102
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	966,507
5.200%, 7/15/25	1,000,000	1,020,861
ONE Gas, Inc. 2.070%, 2/1/19	500,000	500,089
Southern California Gas Co.
3.150%, 9/15/24	550,000	557,789
2.600%, 6/15/26	500,000	477,971
Southern Natural Gas Co. LLC 4.400%, 6/15/21	150,000	159,533
Southwest Gas Corp. 3.875%, 4/1/22	500,000	503,916

		6,797,089

Independent Power and Renewable Electricity Producers (0.1%)
Constellation Energy Group, Inc. 5.150%, 12/1/20	600,000	648,841
Enel Generacion Chile SA 4.250%, 4/15/24	400,000	398,036
Exelon Generation Co. LLC
5.200%, 10/1/19	1,000,000	1,073,496
2.950%, 1/15/20	250,000	253,147
PSEG Power LLC
5.125%, 4/15/20	650,000	695,877
3.000%, 6/15/21	650,000	648,916
Southern Power Co.
1.500%, 6/1/18	250,000	248,621
1.950%, 12/15/19	500,000	495,363
2.375%, 6/1/20	250,000	249,827
2.500%, 12/15/21	500,000	489,183
4.150%, 12/1/25	500,000	513,285
Tri-State Generation & Transmission Association, Inc. 3.700%, 11/1/24	200,000	203,729

		5,918,321

Multi-Utilities (0.4%)
Ameren Corp. 2.700%, 11/15/20	250,000	250,947
Ameren Illinois Co.
9.750%, 11/15/18	750,000	855,399
2.700%, 9/1/22	500,000	500,835
Avista Corp. 5.125%, 4/1/22	500,000	543,496
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	994,000	1,044,249
2.400%, 2/1/20	750,000	751,592
3.750%, 11/15/23	1,100,000	1,151,119
Black Hills Corp.
2.500%, 1/11/19	100,000	100,297
4.250%, 11/30/23	600,000	626,797
3.950%, 1/15/26	350,000	357,870
CMS Energy Corp.
5.050%, 3/15/22	1,000,000	1,092,617
3.875%, 3/1/24	1,000,000	1,035,720
3.600%, 11/15/25	500,000	504,047
3.000%, 5/15/26	210,000	201,454
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	385,000	404,494
7.125%, 12/1/18	343,000	376,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
6.650%, 4/1/19	$600,000	$661,080
4.450%, 6/15/20	500,000	536,395
2.900%, 12/1/26	250,000	241,407
Consolidated Edison, Inc. 2.000%, 5/15/21	315,000	308,963
Consumers Energy Co. 6.700%, 9/15/19	1,002,000	1,123,278
Delmarva Power & Light Co. 3.500%, 11/15/23	750,000	767,218
Dominion Resources, Inc.
1.900%, 6/15/18	250,000	249,924
2.962%, 7/1/19 (e)	250,000	253,092
1.600%, 8/15/19	350,000	344,416
5.200%, 8/15/19	316,000	339,658
2.500%, 12/1/19	1,212,000	1,218,221
4.104%, 4/1/21 (e)	800,000	832,426
2.000%, 8/15/21	300,000	290,566
3.625%, 12/1/24	1,250,000	1,252,373
2.850%, 8/15/26	450,000	419,944
DTE Energy Co.
1.500%, 10/1/19	250,000	245,353
2.400%, 12/1/19	350,000	351,308
3.300%, 6/15/22	300,000	305,322
3.500%, 6/1/24	1,000,000	1,004,087
2.850%, 10/1/26	750,000	695,959
NiSource Finance Corp.
6.400%, 3/15/18	944,000	994,139
6.800%, 1/15/19	800,000	874,435
5.450%, 9/15/20	100,000	108,485
Puget Energy, Inc. 6.000%, 9/1/21	1,500,000	1,679,556
San Diego Gas & Electric Co.
3.600%, 9/1/23	1,650,000	1,727,172
2.500%, 5/15/26	500,000	476,773
SCANA Corp. 6.250%, 4/1/20	300,000	325,976
Sempra Energy
6.150%, 6/15/18	100,000	105,543
9.800%, 2/15/19	1,000,000	1,158,107
1.625%, 10/7/19	350,000	344,912
2.850%, 11/15/20	300,000	300,014
2.875%, 10/1/22	563,000	555,619
3.550%, 6/15/24	250,000	251,613
3.750%, 11/15/25	300,000	302,185
Southern Co. Gas Capital Corp.
3.500%, 9/15/21	750,000	770,619
2.450%, 10/1/23	650,000	620,542
3.875%, 11/15/25	300,000	307,978
3.250%, 6/15/26	530,000	516,475
TECO Finance, Inc. 5.150%, 3/15/20	622,000	666,109
WEC Energy Group, Inc.
1.650%, 6/15/18	180,000	179,868
2.450%, 6/15/20	250,000	249,789
3.550%, 6/15/25	250,000	253,736

		34,008,181

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	800,000	843,404
3.400%, 3/1/25	400,000	409,652
3.000%, 12/1/26	200,000	196,123
United Utilities plc 5.375%, 2/1/19	$500,000	$522,314

		1,971,493

Total Utilities		142,614,356

Total Corporate Bonds		2,739,518,943

Foreign Government Securities (3.7%)
Canadian Government Bond
1.125%, 3/19/18	2,000,000	1,995,623
1.625%, 2/27/19	3,500,000	3,516,692
Export Development Canada
1.000%, 6/15/18	1,000,000	994,272
1.250%, 12/10/18	800,000	796,283
1.750%, 8/19/19	3,000,000	3,007,474
1.500%, 5/26/21	1,000,000	974,193
1.375%, 10/21/21	1,000,000	973,604
Export-Import Bank of Korea
1.750%, 2/27/18	1,591,000	1,587,957
2.875%, 9/17/18	1,500,000	1,523,091
2.375%, 8/12/19	1,250,000	1,260,583
5.125%, 6/29/20	500,000	540,779
4.000%, 1/29/21	1,500,000	1,568,832
4.375%, 9/15/21	200,000	213,597
5.000%, 4/11/22	500,000	550,717
4.000%, 1/14/24	500,000	521,573
2.875%, 1/21/25	1,500,000	1,449,431
3.250%, 11/10/25	1,000,000	991,874
2.625%, 5/26/26	2,000,000	1,881,392
FMS Wertmanagement AoeR
1.625%, 11/20/18	1,500,000	1,505,399
1.750%, 3/17/20 (x)	1,250,000	1,245,436
1.375%, 6/8/21	1,500,000	1,445,886
Hydro-Quebec 8.400%, 1/15/22	125,000	156,293
Japan Bank for International Cooperation
1.750%, 7/31/18	2,000,000	1,999,841
1.750%, 11/13/18	1,700,000	1,695,236
1.750%, 5/29/19	2,500,000	2,484,581
1.500%, 7/21/21	1,500,000	1,430,310
2.000%, 11/4/21	665,000	646,582
3.375%, 7/31/23	2,000,000	2,080,433
2.125%, 2/10/25	1,500,000	1,421,794
2.375%, 4/20/26	2,000,000	1,906,995
1.875%, 7/21/26	1,500,000	1,365,929
2.250%, 11/4/26	1,000,000	938,593
Japan Finance Organization for Municipalities 4.000%, 1/13/21	700,000	734,519
Kingdom of Jordan, 3.000%, 6/30/25	5,000,000	5,165,500
Kommunekredit 1.500%, 1/15/19 (m)	1,000,000	996,334
Korea Development Bank (The)
1.500%, 1/22/18	1,000,000	995,262
3.000%, 3/17/19	1,000,000	1,020,554
2.500%, 3/11/20	1,000,000	995,797
2.250%, 5/18/20	1,000,000	986,922
4.625%, 11/16/21	250,000	270,629
3.000%, 9/14/22	1,000,000	1,006,343
3.750%, 1/22/24	500,000	513,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Kreditanstalt fuer Wiederaufbau
1.000%, 1/26/18	$3,000,000	$2,989,794
4.375%, 3/15/18	3,000,000	3,110,829
0.875%, 4/19/18	5,000,000	4,985,831
1.000%, 6/11/18	2,000,000	1,990,379
4.500%, 7/16/18	2,385,000	2,499,809
1.000%, 9/7/18	3,000,000	2,985,647
1.125%, 11/16/18	2,000,000	1,991,913
1.500%, 2/6/19	1,000,000	1,001,185
1.875%, 4/1/19	3,150,000	3,171,593
4.875%, 6/17/19	1,900,000	2,046,430
1.000%, 7/15/19	3,000,000	2,954,034
1.250%, 9/30/19	3,000,000	2,971,505
1.750%, 10/15/19	2,500,000	2,506,539
4.000%, 1/27/20	8,539,000	9,120,535
1.500%, 4/20/20	4,000,000	3,972,209
1.875%, 6/30/20	3,000,000	3,011,246
2.750%, 9/8/20	2,436,000	2,520,554
2.750%, 10/1/20	3,150,000	3,255,149
1.875%, 11/30/20	1,500,000	1,493,216
1.625%, 3/15/21	4,000,000	3,926,765
1.500%, 6/15/21	4,000,000	3,902,882
2.375%, 8/25/21	1,500,000	1,516,797
2.000%, 11/30/21	2,000,000	1,986,845
2.625%, 1/25/22	3,000,000	3,056,126
2.000%, 10/4/22	2,312,000	2,280,598
2.125%, 1/17/23	3,350,000	3,312,366
2.500%, 11/20/24	5,000,000	4,994,167
2.000%, 5/2/25	3,000,000	2,879,657
Landwirtschaftliche Rentenbank
1.000%, 4/4/18	3,250,000	3,240,053
1.750%, 4/15/19	2,000,000	2,005,909
1.375%, 10/23/19	829,000	821,101
2.000%, 1/13/25	3,000,000	2,858,967
1.750%, 7/27/26	500,000	459,184
Mexico Government Bond 4.125%, 1/21/26	1,865,000	1,851,013
Oesterreichische Kontrollbank AG
1.125%, 5/29/18	2,000,000	1,989,325
1.625%, 3/12/19	1,000,000	997,916
1.125%, 4/26/19	3,000,000	2,958,711
2.375%, 10/1/21	1,500,000	1,502,874
Petroleos Mexicanos
5.500%, 2/4/19§	605,000	628,444
3.500%, 7/23/20	2,000,000	1,962,500
4.625%, 9/21/23§	1,300,000	1,258,270
4.500%, 1/23/26 (x)	2,000,000	1,817,500
6.875%, 8/4/26 (x)§	1,000,000	1,057,500
Poland Government Bond
5.125%, 4/21/21	1,500,000	1,637,235
Province of British Columbia
2.650%, 9/22/21	2,000,000	2,034,028
2.000%, 10/23/22	1,300,000	1,267,742
2.250%, 6/2/26	1,000,000	948,761
Province of Manitoba
1.125%, 6/1/18	1,000,000	995,654
1.750%, 5/30/19	1,000,000	998,545
2.100%, 9/6/22	1,468,000	1,437,439
3.050%, 5/14/24	1,000,000	1,019,191
2.125%, 6/22/26	1,000,000	935,296
Province of New Brunswick
2.750%, 6/15/18	$1,312,000	$1,333,220
Province of Ontario
1.200%, 2/14/18	1,000,000	996,734
2.000%, 9/27/18	1,500,000	1,510,984
1.625%, 1/18/19	2,000,000	1,995,988
2.000%, 1/30/19	2,100,000	2,108,461
1.650%, 9/27/19	1,300,000	1,291,804
4.000%, 10/7/19	500,000	528,095
4.400%, 4/14/20	4,000,000	4,302,261
1.875%, 5/21/20	2,500,000	2,487,479
2.450%, 6/29/22	1,700,000	1,692,152
3.200%, 5/16/24	2,500,000	2,566,014
2.500%, 4/27/26	2,000,000	1,917,362
Province of Quebec
4.625%, 5/14/18	1,616,000	1,683,701
3.500%, 7/29/20	1,700,000	1,785,966
2.750%, 8/25/21	2,100,000	2,136,580
2.625%, 2/13/23	2,531,000	2,526,404
2.875%, 10/16/24	1,000,000	1,001,797
2.500%, 4/20/26	1,000,000	958,861
Republic of Chile
2.250%, 10/30/22 (x)	245,000	236,731
3.125%, 1/21/26	3,512,000	3,472,490
Republic of Colombia
7.375%, 3/18/19	2,250,000	2,497,500
4.375%, 7/12/21	2,350,000	2,458,687
2.625%, 3/15/23 (x)	1,200,000	1,129,500
4.000%, 2/26/24 (x)	2,000,000	2,017,500
4.500%, 1/28/26	1,000,000	1,030,000
Republic of Hungary
4.000%, 3/25/19 (x)	3,000,000	3,101,550
6.375%, 3/29/21	3,000,000	3,347,670
5.375%, 2/21/23	1,000,000	1,078,520
5.375%, 3/25/24	3,000,000	3,261,780
Republic of Italy
6.875%, 9/27/23	2,000,000	2,341,838
Republic of Korea
7.125%, 4/16/19 (x)	1,796,000	2,007,521
3.875%, 9/11/23 (x)	250,000	266,638
Republic of Panama
5.200%, 1/30/20	1,143,000	1,227,296
4.000%, 9/22/24	890,000	904,463
3.750%, 3/16/25	3,000,000	2,977,500
Republic of Peru
7.125%, 3/30/19	1,437,000	1,596,866
Republic of Philippines
6.500%, 1/20/20	312,000	352,950
4.000%, 1/15/21	5,750,000	6,116,562
4.200%, 1/21/24	2,400,000	2,577,000
Republic of Poland
6.375%, 7/15/19	2,798,000	3,105,444
5.000%, 3/23/22	2,062,000	2,247,518
3.000%, 3/17/23	1,750,000	1,714,703
4.000%, 1/22/24	2,250,000	2,301,682
3.250%, 4/6/26	1,500,000	1,441,860
Republic of South Africa
6.875%, 5/27/19	1,995,000	2,157,094
5.500%, 3/9/20	1,750,000	1,852,812
5.875%, 5/30/22	1,000,000	1,088,750
4.665%, 1/17/24	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
5.875%, 9/16/25	$1,000,000	$1,067,500
4.875%, 4/14/26	2,000,000	1,990,000
Republic of Ukraine
1.847%, 5/29/20	3,755,000	3,764,388
1.471%, 9/29/21	1,000,000	973,800
Republic of Uruguay
8.000%, 11/18/22 (x)	1,000,000	1,236,250
4.500%, 8/14/24 (x)	500,000	521,250
State of Israel
5.125%, 3/26/19	1,587,000	1,704,041
4.000%, 6/30/22	1,000,000	1,066,250
3.150%, 6/30/23	500,000	507,500
2.875%, 3/16/26	1,000,000	978,750
Svensk Exportkredit AB
1.125%, 4/5/18	2,000,000	1,992,018
1.250%, 4/12/19	2,000,000	1,977,104
1.875%, 6/17/19	1,000,000	1,001,481
1.125%, 8/28/19	1,000,000	981,648
1.875%, 6/23/20	750,000	746,315
United Mexican States
5.950%, 3/19/19	3,000,000	3,243,750
5.125%, 1/15/20	250,000	269,063
3.500%, 1/21/21 (x)	2,000,000	2,035,000
3.625%, 3/15/22	7,000,000	7,017,500
3.600%, 1/30/25	2,000,000	1,925,000

Total Foreign Government Securities		309,207,303

Municipal Bonds (0.1%)
Alabama Economic Settlement Authority, Revenue Bonds, Series B 3.163%, 9/15/25	200,000	201,730
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	2,000	2,289
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	4,000	4,971
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	4,000	4,446
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845%, 1/1/38	2,000	2,241
6.395%, 1/1/40	4,000	5,214
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	4,000	5,249
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	2,000	2,526
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	$8,000	$9,648
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	4,000	4,581
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E 4.200%, 12/1/21	155,000	166,845
County of Clark Airport System, Revenue Bonds, Series 2009B 6.881%, 7/1/42	4,000	4,455
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.750%, 8/1/49	4,000	5,759
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	204,000	262,993
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	4,000	5,213
Energy Northwest Columbia Generating Station Electric , Revenue and Refunding Bonds, Series 2015-B 2.814%, 7/1/24	500,000	499,320
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107%, 7/1/18	1,000,000	1,009,300
2.995%, 7/1/20	750,000	769,538
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637%, 4/1/57	2,000	2,480
7.055%, 4/1/57	4,000	4,547
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B 4.053%, 7/1/26	1,000,000	1,034,460
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/19	1,000,000	941,920
(Zero Coupon), 2/15/23	1,000,000	778,690
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	4,000	4,562
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	1,000	1,205

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
5.561%, 12/1/49	$3,000	$3,551
Regents of the University of California, Revenue Bonds, Series 2013-AH 1.796%, 7/1/19	175,000	175,497
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	4,000	4,882
7.043%, 4/1/50	4,000	5,669
South Carolina State Public Service Authority, Revenue Bonds, Series D 2.388%, 12/1/23	1,000,000	971,430
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	350,000	340,126
State of California, Various Purposes, General Obligation Bonds, Series 2009
6.200%, 3/1/19	200,000	218,184
6.200%, 10/1/19	400,000	444,360
State of Illinois, General Obligation Bonds, Series 2011
5.665%, 3/1/18	2,500,000	2,586,850
5.877%, 3/1/19	60,000	63,607
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	2,000	2,412

Total Municipal Bonds		10,550,750

Supranational (2.9%)
African Development Bank
0.875%, 3/15/18	2,000,000	1,988,119
1.000%, 11/2/18	2,000,000	1,981,440
1.375%, 12/17/18	857,000	855,179
1.000%, 5/15/19	2,000,000	1,972,605
1.375%, 2/12/20	1,000,000	986,390
1.250%, 7/26/21	1,000,000	958,503
Asian Development Bank
0.875%, 4/26/18	2,000,000	1,988,030
1.125%, 6/5/18	3,000,000	2,988,900
1.750%, 9/11/18	3,100,000	3,124,586
1.875%, 10/23/18	1,900,000	1,913,937
1.750%, 3/21/19	1,350,000	1,355,556
1.000%, 8/16/19	1,000,000	982,877
1.500%, 1/22/20	1,000,000	991,700
1.375%, 3/23/20	650,000	640,940
1.625%, 8/26/20	1,000,000	989,789
1.625%, 3/16/21	2,000,000	1,965,122
2.125%, 11/24/21	1,500,000	1,491,973
1.875%, 2/18/22	3,000,000	2,939,935
2.000%, 1/22/25	3,000,000	2,862,377
2.000%, 4/24/26	1,000,000	944,215
1.750%, 8/14/26	1,000,000	920,150
Corp. Andina de Fomento
8.125%, 6/4/19	1,229,000	1,376,480
4.375%, 6/15/22	1,500,000	1,589,347
Council of Europe Development Bank
1.000%, 3/7/18	$1,500,000	$1,492,541
1.125%, 5/31/18	1,000,000	995,146
1.750%, 11/14/19 (x)	1,500,000	1,497,810
1.625%, 3/10/20	1,000,000	992,667
European Bank for Reconstruction & Development
1.625%, 4/10/18	1,600,000	1,605,721
1.000%, 6/15/18	2,150,000	2,138,712
1.000%, 9/17/18	2,500,000	2,484,387
1.625%, 11/15/18	100,000	100,311
1.750%, 6/14/19	2,000,000	2,001,507
0.875%, 7/22/19	200,000	198,384
1.750%, 11/26/19	1,000,000	999,379
1.875%, 2/23/22	1,000,000	978,295
European Investment Bank
1.000%, 3/15/18	4,000,000	3,980,738
1.250%, 5/15/18	2,500,000	2,493,972
1.000%, 6/15/18	5,500,000	5,465,369
1.625%, 12/18/18	2,500,000	2,503,526
1.875%, 3/15/19	3,000,000	3,015,955
1.250%, 5/15/19	4,000,000	3,960,265
1.750%, 6/17/19	5,000,000	5,004,431
1.125%, 8/15/19	1,000,000	983,808
1.250%, 12/16/19	3,000,000	2,947,151
1.625%, 3/16/20	4,000,000	3,972,517
1.375%, 6/15/20	5,000,000	4,900,205
2.875%, 9/15/20	2,750,000	2,830,852
1.625%, 12/15/20	1,000,000	992,621
4.000%, 2/16/21	2,200,000	2,358,971
2.000%, 3/15/21	4,000,000	3,971,169
2.500%, 4/15/21	2,000,000	2,024,804
1.625%, 6/15/21	4,000,000	3,896,365
1.375%, 9/15/21	3,500,000	3,366,692
2.250%, 8/15/22	3,000,000	2,980,709
3.250%, 1/29/24	3,100,000	3,234,342
2.500%, 10/15/24	1,000,000	991,715
1.875%, 2/10/25	3,000,000	2,827,361
2.125%, 4/13/26	2,000,000	1,899,961
Inter-American Development Bank
0.875%, 3/15/18	500,000	497,210
1.125%, 8/28/18	2,000,000	1,990,784
4.250%, 9/10/18	1,967,000	2,059,303
1.000%, 5/13/19	2,000,000	1,972,777
3.875%, 9/17/19	1,000,000	1,057,164
1.250%, 10/15/19	1,000,000	986,937
1.750%, 10/15/19	5,000,000	5,002,409
3.875%, 2/14/20	3,349,000	3,556,423
1.875%, 6/16/20	1,500,000	1,499,871
1.375%, 7/15/20	5,000,000	4,911,682
2.125%, 11/9/20	3,100,000	3,126,401
1.875%, 3/15/21	1,150,000	1,141,459
1.250%, 9/14/21	1,000,000	958,749
3.000%, 2/21/24	2,000,000	2,063,572
2.125%, 1/15/25 (m)	2,000,000	1,935,060
2.000%, 6/2/26	1,050,000	988,830
International Bank for Reconstruction & Development
1.375%, 4/10/18	2,000,000	2,000,526
1.000%, 6/15/18	4,500,000	4,476,145
0.875%, 7/19/18	5,000,000	4,959,848
1.000%, 10/5/18	4,000,000	3,969,905
1.875%, 3/15/19	3,700,000	3,726,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
0.875%, 8/15/19	$3,000,000	$2,945,853
1.875%, 10/7/19	2,500,000	2,513,959
1.125%, 11/27/19	3,000,000	2,951,470
1.375%, 3/30/20 (x)	3,000,000	2,960,327
1.125%, 8/10/20	2,500,000	2,433,464
2.125%, 11/1/20	2,150,000	2,190,606
1.625%, 3/9/21	4,000,000	3,932,896
1.375%, 5/24/21	4,000,000	3,882,100
2.250%, 6/24/21	3,000,000	3,018,649
1.375%, 9/20/21	3,000,000	2,896,030
1.625%, 2/10/22	3,000,000	2,913,721
1.875%, 10/7/22	1,000,000	976,473
7.625%, 1/19/23	1,000,000	1,294,049
2.125%, 2/13/23	1,319,000	1,301,657
1.750%, 4/19/23	1,000,000	962,977
2.500%, 11/25/24	3,500,000	3,486,097
2.125%, 3/3/25	450,000	433,403
2.500%, 7/29/25	3,000,000	2,969,805
1.875%, 10/27/26	2,000,000	1,871,209
International Finance Corp.
0.875%, 6/15/18	2,750,000	2,731,296
1.750%, 9/4/18	3,000,000	3,018,282
1.250%, 11/27/18	469,000	468,770
1.750%, 9/16/19	2,500,000	2,504,586
1.625%, 7/16/20	1,500,000	1,490,141
1.125%, 7/20/21	1,250,000	1,195,261
2.125%, 4/7/26	2,000,000	1,943,554
Nordic Investment Bank
0.750%, 1/17/18	824,000	819,319
1.125%, 3/19/18	500,000	498,815
1.125%, 2/25/19	2,000,000	1,981,587
1.250%, 8/2/21	2,000,000	1,920,946
North American Development Bank
4.375%, 2/11/20	500,000	534,023
2.400%, 10/26/22	1,150,000	1,133,021

Total Supranational		242,952,781

U.S. Government Agency Securities (3.5%)
FFCB
0.750%, 2/16/18	1,000,000	997,860
1.100%, 3/14/18	500,000	500,869
0.750%, 4/18/18	3,000,000	2,981,929
1.100%, 6/1/18	1,000,000	1,000,579
0.875%, 6/13/18	1,000,000	997,023
0.875%, 9/20/18	1,000,000	994,924
1.300%, 12/14/18	500,000	500,296
1.000%, 1/7/19	1,000,000	991,357
1.270%, 1/28/19	1,000,000	997,631
1.150%, 2/22/19	1,000,000	993,561
1.030%, 4/5/19	1,000,000	990,718
1.170%, 5/16/19	500,000	496,662
1.080%, 7/5/19	1,000,000	990,441
1.500%, 12/19/19	1,000,000	998,065
1.400%, 2/24/20	1,000,000	993,273
1.420%, 6/29/20	1,000,000	989,347
1.540%, 12/14/20	1,000,000	989,052
1.620%, 4/20/21	1,000,000	988,695
1.550%, 5/17/21	1,000,000	986,061
1.620%, 6/14/21	1,000,000	987,445
1.500%, 7/6/21	1,000,000	984,819
1.680%, 1/5/22	1,000,000	986,703
1.875%, 4/12/22	$1,000,000	$989,665
1.750%, 7/5/22	1,000,000	984,604
2.000%, 5/16/23	1,000,000	963,992
FHLB
4.875%, 5/17/17	4,000	4,063
5.000%, 11/17/17	1,000	1,036
1.375%, 3/9/18	4,000,000	4,010,514
0.875%, 3/19/18	2,000,000	1,994,452
1.125%, 4/25/18	5,000,000	4,998,672
1.150%, 6/22/18	2,000,000	1,999,182
0.875%, 6/29/18	5,000,000	4,982,803
0.625%, 8/7/18	5,000,000	4,959,214
0.875%, 10/1/18	5,000,000	4,968,819
1.750%, 12/14/18	3,000,000	3,026,946
1.250%, 1/16/19	7,000,000	6,992,613
1.875%, 3/8/19	500,000	505,806
1.625%, 6/14/19	3,000,000	3,015,703
0.875%, 8/5/19	5,000,000	4,928,632
1.000%, 9/26/19	3,000,000	2,963,886
1.375%, 11/15/19	8,495,000	8,466,942
1.650%, 1/6/20	2,000,000	1,999,656
1.875%, 3/13/20	2,000,000	2,019,186
4.125%, 3/13/20	4,000,000	4,318,650
1.830%, 7/29/20	1,000,000	1,002,901
1.375%, 2/18/21	3,150,000	3,090,588
1.750%, 3/12/21	2,000,000	1,986,219
1.125%, 7/14/21	5,000,000	4,821,688
1.875%, 11/29/21	5,000,000	4,971,944
2.875%, 9/13/24	2,000,000	2,057,737
5.500%, 7/15/36	3,000	3,941
FHLMC
0.750%, 1/12/18	6,000,000	5,981,365
1.050%, 2/26/18	1,000,000	1,000,313
0.875%, 3/7/18	3,000,000	2,990,937
0.750%, 4/9/18	5,000,000	4,974,068
1.000%, 5/11/18	1,000,000	998,856
1.050%, 5/17/18	2,000,000	1,998,174
4.875%, 6/13/18	2,000,000	2,107,935
1.060%, 6/22/18	2,000,000	1,998,164
1.000%, 6/29/18	1,000,000	998,935
1.050%, 7/27/18	1,000,000	998,270
1.000%, 8/15/18	1,000,000	998,225
1.070%, 9/6/18	1,000,000	997,599
1.100%, 9/13/18	2,000,000	1,995,752
1.000%, 9/28/18	1,000,000	995,417
0.875%, 10/12/18	5,000,000	4,972,035
3.750%, 3/27/19	3,470,000	3,652,848
1.750%, 5/30/19	8,000,000	8,073,775
1.250%, 7/26/19	2,000,000	1,988,164
2.000%, 7/30/19	600,000	608,394
1.250%, 8/1/19	3,500,000	3,487,871
1.300%, 8/28/19	2,000,000	1,989,385
1.250%, 10/2/19	7,500,000	7,460,159
1.350%, 11/26/19	1,000,000	996,623
1.375%, 5/1/20	5,350,000	5,311,955
1.330%, 12/30/20	1,000,000	984,889
2.375%, 1/13/22	7,947,000	8,073,910
Financing Corp.
9.800%, 4/6/18	250,000	277,611
FNMA
0.875%, 2/8/18	3,000,000	2,991,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
0.875%, 5/21/18	$3,812,000	$3,797,342
0.750%, 7/27/18	1,000,000	993,521
0.875%, 7/27/18	1,000,000	994,441
1.125%, 10/19/18 (x)	3,000,000	2,997,448
1.100%, 10/29/18	1,000,000	994,973
1.160%, 10/29/18	2,000,000	1,996,997
1.625%, 11/27/18	8,000,000	8,064,761
1.125%, 12/14/18	5,000,000	4,991,484
1.250%, 12/28/18	250,000	249,707
1.750%, 1/30/19	700,000	706,300
1.875%, 2/19/19	2,000,000	2,023,467
1.625%, 2/22/19	1,000,000	1,000,294
1.250%, 2/26/19	1,000,000	995,457
1.750%, 6/20/19	3,000,000	3,024,603
1.250%, 6/28/19	1,000,000	992,782
1.075%, 7/11/19	500,000	495,112
1.200%, 8/16/19	1,000,000	992,502
1.250%, 8/23/19	1,000,000	992,514
1.000%, 8/28/19	5,000,000	4,945,772
1.750%, 9/12/19	5,500,000	5,552,290
1.250%, 9/20/19	1,000,000	993,139
(Zero Coupon), 10/9/19	4,000,000	3,794,232
1.000%, 10/24/19	4,750,000	4,685,567
1.750%, 3/6/20	1,000,000	1,005,360
1.500%, 6/22/20	2,500,000	2,489,548
1.400%, 8/24/20	1,000,000	988,955
1.500%, 10/28/20	1,000,000	989,628
1.500%, 11/30/20	2,817,000	2,789,862
1.875%, 12/28/20	1,313,000	1,317,914
1.375%, 2/26/21	3,000,000	2,944,823
1.650%, 4/28/21	500,000	490,370
1.250%, 5/6/21	5,000,000	4,871,797
1.250%, 8/17/21	5,000,000	4,837,783
1.375%, 10/7/21	2,000,000	1,944,619
2.625%, 9/6/24	2,500,000	2,524,442
2.125%, 4/24/26	8,165,000	7,730,399
1.875%, 9/24/26	2,000,000	1,841,004
Tennessee Valley Authority
4.500%, 4/1/18	156,000	162,303
3.875%, 2/15/21	2,830,000	3,044,142
1.875%, 8/15/22	1,000,000	986,396
2.875%, 9/15/24	2,400,000	2,460,268

Total U.S. Government Agency Securities		288,964,455

U.S. Treasury Obligations (49.5%)
U.S. Treasury Bonds
9.125%, 5/15/18	3,533,000	3,918,146
9.000%, 11/15/18	1,386,000	1,586,144
8.875%, 2/15/19	7,432,000	8,630,555
8.125%, 8/15/19	14,212,000	16,666,485
8.500%, 2/15/20	187,000	226,708
8.750%, 8/15/20	1,880,000	2,346,989
7.125%, 2/15/23	4,312,000	5,551,784
6.250%, 8/15/23	2,000,000	2,500,020
U.S. Treasury Notes
0.750%, 1/31/18	50,000,000	49,894,530
0.875%, 1/31/18	27,000,000	26,976,664
2.625%, 1/31/18	2,500,000	2,544,079
3.500%, 2/15/18	30,639,000	31,489,949
0.750%, 2/28/18	29,997,000	29,918,933
2.750%, 2/28/18	$31,561,000	$32,195,919
0.750%, 3/31/18	15,000,000	14,956,128
0.875%, 3/31/18	35,000,000	34,955,053
2.875%, 3/31/18	20,000,000	20,464,746
0.750%, 4/15/18	5,000,000	4,984,424
0.625%, 4/30/18	49,682,000	49,436,014
2.625%, 4/30/18	9,561,000	9,762,024
3.875%, 5/15/18	7,225,000	7,506,591
1.000%, 5/31/18	30,000,000	29,987,109
2.375%, 5/31/18	17,700,000	18,027,121
0.625%, 6/30/18	20,000,000	19,874,218
1.375%, 6/30/18	50,624,000	50,857,346
2.375%, 6/30/18	10,000,000	10,192,285
0.750%, 7/31/18	35,000,000	34,810,303
1.375%, 7/31/18	60,550,000	60,824,958
2.250%, 7/31/18	32,000,000	32,578,749
4.000%, 8/15/18	10,460,000	10,951,129
1.500%, 8/31/18	18,249,000	18,361,808
1.375%, 9/30/18	95,500,000	95,852,061
1.250%, 10/31/18	2,000,000	2,003,105
1.750%, 10/31/18	20,000,000	20,211,036
1.250%, 11/15/18	25,000,000	25,037,110
3.750%, 11/15/18	26,904,000	28,180,363
1.250%, 11/30/18	40,000,000	40,050,392
1.250%, 12/15/18	25,000,000	25,024,415
1.375%, 12/31/18	17,650,000	17,705,329
1.500%, 12/31/18	26,600,000	26,751,703
1.250%, 1/31/19	25,000,000	25,010,010
1.500%, 1/31/19	21,250,000	21,364,550
2.750%, 2/15/19	29,907,000	30,840,717
1.375%, 2/28/19	15,812,000	15,853,228
1.500%, 2/28/19	45,500,000	45,745,273
1.500%, 3/31/19	5,050,000	5,075,201
1.250%, 4/30/19	2,000,000	1,998,359
1.625%, 4/30/19	43,000,000	43,332,158
3.125%, 5/15/19	37,954,000	39,556,668
1.500%, 5/31/19	25,000,000	25,112,550
1.000%, 6/30/19	4,600,000	4,563,658
1.625%, 6/30/19	5,000,000	5,037,207
0.875%, 7/31/19	1,500,000	1,482,539
1.625%, 7/31/19	40,000,000	40,275,000
3.625%, 8/15/19	38,086,000	40,303,839
1.625%, 8/31/19	30,000,000	30,203,907
1.000%, 9/30/19	5,000,000	4,946,973
1.750%, 9/30/19	30,000,000	30,290,919
1.250%, 10/31/19	1,000,000	995,654
1.500%, 10/31/19	35,000,000	35,079,639
3.375%, 11/15/19	36,223,000	38,209,958
1.000%, 11/30/19	20,000,000	19,756,640
1.500%, 11/30/19	45,000,000	45,083,498
1.125%, 12/31/19	2,000,000	1,980,234
1.625%, 12/31/19	35,000,000	35,169,190
1.250%, 1/31/20	40,000,000	39,699,608
1.375%, 1/31/20	10,000,000	9,961,914
3.625%, 2/15/20	42,855,000	45,593,285
1.250%, 2/29/20	2,500,000	2,479,663
1.375%, 2/29/20	50,000,000	49,753,905
1.125%, 3/31/20	7,500,000	7,402,222
1.375%, 3/31/20	30,000,000	29,838,867
1.375%, 4/30/20	50,000,000	49,672,365
3.500%, 5/15/20	41,024,000	43,594,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
1.375%, 5/31/20	$16,061,000	$15,958,110
1.500%, 5/31/20	50,000,000	49,843,260
1.625%, 6/30/20	30,000,000	30,009,960
2.625%, 8/15/20	35,687,000	36,891,436
1.375%, 8/31/20	25,000,000	24,735,840
2.125%, 8/31/20	36,000,000	36,573,750
1.375%, 9/30/20	40,000,000	39,540,624
2.000%, 9/30/20	1,100,000	1,112,354
1.375%, 10/31/20	15,000,000	14,813,672
2.625%, 11/15/20	44,196,000	45,667,329
1.625%, 11/30/20	50,000,000	49,796,385
2.000%, 11/30/20	1,000,000	1,010,205
1.750%, 12/31/20	20,000,000	19,992,578
2.375%, 12/31/20	16,000,000	16,389,374
1.375%, 1/31/21	30,000,000	29,522,460
2.125%, 1/31/21	41,000,000	41,542,131
3.625%, 2/15/21	52,140,000	55,956,304
1.125%, 2/28/21	50,000,000	48,651,855
2.000%, 2/28/21	1,000,000	1,007,871
1.250%, 3/31/21	45,000,000	43,958,498
2.250%, 3/31/21	1,100,000	1,119,894
1.375%, 4/30/21	50,000,000	49,048,830
3.125%, 5/15/21	36,569,000	38,522,084
1.125%, 6/30/21	35,000,000	33,877,540
1.125%, 7/31/21	45,000,000	43,496,190
2.250%, 7/31/21	15,000,000	15,233,643
2.125%, 8/15/21	50,062,000	50,530,841
1.125%, 8/31/21	40,000,000	38,648,436
2.000%, 8/31/21	15,000,000	15,058,301
1.125%, 9/30/21	30,000,000	28,937,109
2.125%, 9/30/21	25,000,000	25,218,505
1.250%, 10/31/21 (x)	25,000,000	24,242,920
2.000%, 10/31/21	25,000,000	25,068,360
2.000%, 11/15/21	37,978,000	38,076,283
1.750%, 11/30/21	50,000,000	49,630,370
1.500%, 1/31/22	50,000,000	48,867,675
2.000%, 2/15/22	42,662,000	42,726,159
1.750%, 2/28/22	25,000,000	24,699,220
1.750%, 3/31/22	15,000,000	14,801,220
1.750%, 5/15/22	17,936,000	17,673,966
1.875%, 5/31/22	15,000,000	14,879,296
2.000%, 7/31/22	25,000,000	24,907,227
1.625%, 8/15/22	38,928,800	37,972,689
1.875%, 8/31/22	25,000,000	24,707,763
1.750%, 9/30/22 (z)	30,000,000	29,429,004
1.625%, 11/15/22	35,304,700	34,362,781
2.000%, 11/30/22	15,000,000	14,901,563
2.125%, 12/31/22	20,000,000	19,989,062
1.750%, 1/31/23	22,000,000	21,497,909
2.000%, 2/15/23	73,030,900	72,435,384
1.500%, 2/28/23	20,000,000	19,237,500
1.500%, 3/31/23	30,000,000	28,835,157
1.750%, 5/15/23	60,514,600	58,945,003
1.625%, 5/31/23	25,000,000	24,156,250
2.500%, 8/15/23	6,750,000	6,870,696
1.375%, 8/31/23	25,000,000	23,691,895
1.375%, 9/30/23	15,000,000	14,207,813
1.625%, 10/31/23	40,000,000	38,492,580
2.750%, 11/15/23	30,000,000	30,991,113
2.750%, 2/15/24	42,000,000	43,390,431
2.500%, 5/15/24	50,000,000	50,761,720
2.375%, 8/15/24	$45,000,000	$45,218,407
2.250%, 11/15/24	45,000,000	44,731,053
2.000%, 2/15/25	45,000,000	43,804,688
2.125%, 5/15/25	50,000,000	49,027,345
2.000%, 8/15/25	42,500,000	41,175,611
2.250%, 11/15/25	44,500,000	43,937,231
1.625%, 2/15/26	60,000,000	56,065,428
1.625%, 5/15/26	50,000,000	46,625,490
1.500%, 8/15/26	40,000,000	36,795,312
2.000%, 11/15/26 (x)	40,000,000	38,493,752

Total U.S. Treasury Obligations		4,098,044,926

Total Long-Term Debt Securities (92.8%) (Cost $7,657,617,478)		7,693,070,539

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC
8.375% (l)*	17,000	128,520
FNMA
8.250% (l)(x)*	22,000	176,000

Total Preferred Stocks (0.0%) (Cost $18,166)		304,520

EXCHANGE TRADED FUNDS:
iShares 1-3 Year Treasury Bond Fund (x)	2,420,000	204,369,000
iShares 3-7 Year Treasury Bond Fund	1,673,449	205,014,237
iShares 7-10 Year Treasury Bond Fund (x)	1,125,971	118,024,280

Total Exchange Traded Funds (6.4%) (Cost $525,052,559)		527,407,517

SHORT-TERM INVESTMENTS:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	74,917,523	74,939,999

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,600,205, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $2,652,000. (xx)	$2,600,000	2,600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,000,077, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $20,002,333, collateralized by various Common Stocks; total market value $22,231,100. (xx)	20,000,000	20,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,300,243, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,346,008. (xx)	2,300,000	2,300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,801,493, collateralized by various Common Stocks; total market value $14,227,904. (xx)	12,800,000	12,800,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,142,952, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,185,690. (xx)	2,142,833	2,142,833
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $3,000,153, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $3,060,037. (xx)	3,000,000	3,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $4,800,560, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,898,481. (xx)	4,800,000	4,800,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $3,400,287, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,469,757. (xx)	$3,400,000	$3,400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,900,247, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,980,015. (xx)	3,900,000	3,900,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	2,000,000	2,000,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $5,000,625, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $5,100,531. (xx)	5,000,000	5,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $8,000,533, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $8,160,544. (xx)	8,000,000	8,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,000,250, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $5,100,000. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $6,000,723, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $6,120,004. (xx)	6,000,000	6,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		86,942,833

Total Short-Term Investments (2.0%) (Cost $161,882,652)		161,882,832

Total Investments (101.2%) (Cost $8,344,570,855)		8,382,665,408
Other Assets Less Liabilities (-1.2%)		(97,351,055)

Net Assets (100%)		$8,285,314,353

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $35,140,083 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $642,153 or 0.0% of net assets.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $4,921,394 or 0.1% of net assets.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $85,553,523. This was secured by cash collateral of $86,942,833 which was subsequently invested in joint repurchase agreements with a total value of $86,942,833, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $183,410 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/17 - 8/15/46.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$3,831,381	$—	$3,831,381
Corporate Bonds
Consumer Discretionary	—	174,405,011	—	174,405,011
Consumer Staples	—	197,721,168	—	197,721,168
Energy	—	253,598,717	—	253,598,717
Financials	—	1,030,855,850	—	1,030,855,850
Health Care	—	270,824,979	—	270,824,979
Industrials	—	155,415,294	—	155,415,294
Information Technology	—	239,046,610	—	239,046,610
Materials	—	82,552,564	—	82,552,564
Real Estate	—	97,719,846	—	97,719,846
Telecommunication Services	—	94,764,548	—	94,764,548
Utilities	—	142,614,356	—	142,614,356
Exchange Traded Funds	527,407,517	—	—	527,407,517
Foreign Government Securities	—	309,207,303	—	309,207,303
Municipal Bonds	—	10,550,750	—	10,550,750
Preferred Stocks
Financials	304,520	—	—	304,520
Short-Term Investments
Investment Companies	74,939,999	—	—	74,939,999
Repurchase Agreements	—	86,942,833	—	86,942,833
Supranational	—	242,952,781	—	242,952,781
U.S. Government Agency Securities	—	288,964,455	—	288,964,455
U.S. Treasury Obligations	—	4,098,044,926	—	4,098,044,926

Total Assets	$602,652,036	$7,780,013,372	$—	$8,382,665,408

Total Liabilities	$—	$—	$—	$—

Total	$602,652,036	$7,780,013,372	$—	$8,382,665,408

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities	$1,024,421,681
Long—term U.S. government debt securities	1,117,296,758

$2,141,718,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$970,397,144
Long-term U.S. government debt securities	1,110,888,417

$2,081,285,561

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,207,728
Aggregate gross unrealized depreciation	(58,887,642)

Net unrealized appreciation	$37,320,086

Federal income tax cost of investments	$8,345,345,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $8,257,628,022)	$8,295,722,575
Repurchase Agreements (Cost $86,942,833)	86,942,833
Cash	2,304,735
Foreign cash (Cost $488)	383
Dividends, interest and other receivables	49,153,156
Receivable for securities sold	39,023,643
Due from Custodian	1,859,553
Receivable from Separate Accounts for Trust shares sold	1,279,532
Securities lending income receivable	72,218
Other assets	28,494

Total assets	8,476,387,122

LIABILITIES
Payable for securities purchased	98,451,308
Payable for return of collateral on securities loaned	86,942,833
Investment management fees payable	2,293,360
Payable to Separate Accounts for Trust shares redeemed	1,752,659
Administrative fees payable	685,802
Distribution fees payable – Class IB	425,742
Distribution fees payable – Class IA	15,787
Trustees’ fees payable	9,604
Other liabilities	87,084
Accrued expenses	408,590

Total liabilities	191,072,769

NET ASSETS	$8,285,314,353

Net assets were comprised of:
Paid in capital	$8,449,483,245
Accumulated undistributed net investment income (loss)	(1,008)
Accumulated undistributed net realized gain (loss) on investments	(202,262,332)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,094,448

Net assets	$8,285,314,353

Class IA
Net asset value, offering and redemption price per share, $74,665,108 / 7,580,960 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class IB
Net asset value, offering and redemption price per share, $2,010,611,413 / 203,800,316 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class K
Net asset value, offering and redemption price per share, $6,200,037,832 / 629,628,322 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

(x)	Includes value of securities on loan of $85,553,523.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$176,187,667
Dividends	6,494,080
Securities lending (net)	512,797

Total income	183,194,544

EXPENSES
Investment management fees	27,771,505
Administrative fees	8,343,769
Distribution fees – Class IB	5,293,956
Printing and mailing expenses	557,228
Professional fees	290,292
Trustees’ fees	200,571
Distribution fees – Class IA	196,458
Custodian fees	185,000
Miscellaneous	348,689

Total expenses	43,187,468

NET INVESTMENT INCOME (LOSS)	140,007,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,757,252
Net distributions of realized gain received from underlying funds	24

Net realized gain (loss)	8,757,276

Change in unrealized appreciation (depreciation) on:
Investments	(20,312,139)
Foreign currency translations	(12)

Net change in unrealized appreciation (depreciation)	(20,312,151)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,554,875)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,452,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015 (ah)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$140,007,076	$139,758,648
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	8,757,276	13,121,930
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(20,312,151)	(97,865,145)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,452,201	55,015,433

DIVIDENDS:
Dividends from net investment income
Class IA	(1,134,937)	(1,218,782)
Class IB	(30,678,931)	(31,763,910)
Class K	(108,382,807)	(107,219,262)

TOTAL DIVIDENDS:	(140,196,675)	(140,201,954)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 548,100 and 398,868 shares, respectively ]	5,513,374	4,009,567
Capital shares issued in reinvestment of dividends [ 116,003 and 123,315 shares, respectively ]	1,134,937	1,218,782
Capital shares repurchased [ (1,249,398) and (1,225,922) shares, respectively ]	(12,604,708)	(12,322,564)

Total Class IA transactions	(5,956,397)	(7,094,215)

Class IB
Capital shares sold [ 21,497,839 and 20,465,923 shares, respectively ]	216,779,288	206,190,975
Capital shares issued in connection with merger (Note 8) [ 0 and 163,369 shares, respectively ]	—	1,648,493
Capital shares issued in reinvestment of dividends [ 3,130,455 and 3,208,410 shares, respectively ]	30,678,931	31,763,910
Capital shares repurchased [ (33,780,393) and (36,276,212) shares, respectively ]	(341,448,845)	(365,533,918)

Total Class IB transactions	(93,990,626)	(125,930,540)

Class K
Capital shares sold [ 84,253,037 and 49,458,601 shares, respectively ]	847,992,384	497,596,964
Capital shares issued in reinvestment of dividends [ 11,081,165 and 10,850,893 shares, respectively ]	108,382,807	107,219,262
Capital shares repurchased [ (83,996,228) and (66,066,869) shares, respectively ]	(843,573,338)	(665,504,810)

Total Class K transactions	112,801,853	(60,688,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,854,830	(193,713,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,110,356	(278,899,860)
NET ASSETS:
Beginning of year	8,284,203,997	8,563,103,857

End of year (a)	$8,285,314,353	$8,284,203,997

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,008)	$—

(ah)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Fixed Income Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Core Bond Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ah)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.87	$9.97	$9.87	$10.15	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	(0.10)	0.09	(0.29)	0.17

Total from investment operations	0.13	0.05	0.23	(0.16)	0.32

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.13)	(0.12)	(0.15)

Net asset value, end of year	$9.85	$9.87	$9.97	$9.87	$10.15

Total return	1.35%	0.51%	2.36%	(1.59)%	3.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$74,665	$80,568	$88,462	$94,808	$116,262
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.71%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.50%	1.45%	1.35%	1.31%	1.48%
Portfolio turnover rate^	25%	23%	24%	33%	32%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.88	$9.99	$9.88	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	(0.11)	0.10	(0.30)	0.17

Total from investment operations	0.14	0.04	0.24	(0.17)	0.32

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.13)	(0.12)	(0.15)

Net asset value, end of year	$9.87	$9.88	$9.99	$9.88	$10.17

Total return	1.45%	0.41%	2.46%	(1.69)%	3.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,010,611	$2,104,528	$2,251,635	$2,402,741	$1,485,443
Ratio of expenses to average net assets (f)	0.70%	0.71%	0.71%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.50%	1.46%	1.35%	1.30%	1.47%
Portfolio turnover rate^	25%	23%	24%	33%	32%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ah)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.86	$9.97	$9.87	$10.15	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.16	0.16	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	(0.10)	0.10	(0.30)	0.17

Total from investment operations	0.17	0.07	0.26	(0.14)	0.35

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.16)	(0.14)	(0.18)

Net asset value, end of year	$9.85	$9.86	$9.97	$9.87	$10.15

Total return	1.71%	0.66%	2.62%	(1.34)%	3.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,200,038	$6,099,108	$6,223,006	$5,438,085	$4,958,865
Ratio of expenses to average net assets (f)	0.45%	0.46%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.75%	1.71%	1.60%	1.56%	1.72%
Portfolio turnover rate^	25%	23%	24%	33%	32%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ah)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Fixed Income Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the EQ/Core Bond Index Portfolio (Note 8).

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.70%	(4.83)%
Portfolio – Class K Shares*	9.99	(4.62)
MSCI Emerging Markets (Gross Div) Index	11.60	(2.43)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.70% for the year ended December 31, 2016. The Portfolio’s benchmark, the MSCI Emerging Markets (Gross Div) Index, returned 11.60% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•	Industrial stock selection was the largest contributor to relative performance for the period.

•	The portfolio’s relative underweight positioning in the consumer discretionary, consumer staples, telecommunication services, health care and utilities sectors benefited Portfolio performance.

•	The top individual contributors to relative performance were Brazilian financial holdings Banco Bradesco SA and Itau Unibanco Holding SA.

What hurt performance during the year:

•

Sector positioning detracted from Portfolio results for the year, especially the Portfolio’s large relative overweight to the Industrial sector detracted from performance. Underweight positioning in the energy, information technology and materials sectors were also notable detractors.

•	From an individual stock perspective, underweighting Samsung Electronics Co. Ltd. and overweighting industrials sector holding CJ Corp. detracted the most from relative performance.

•	Avoiding certain strong performing financials sector holdings, such as Sberbank Rossii PAO and Itau Unibanco Holding SA, we also detrimental to relative performance.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At year end, the Portfolio had relative overweights to energy, financials, industrials, and materials and relative underweights to consumer discretionary, consumer staples, health care, information technology, real estate, telecommunications, and utilities. As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We focus on owning fundamentally sound companies that we believe well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Exchange Traded Funds	$19,941,339	48.2%
Repurchase Agreements	4,559,606	11.0
Financials	3,772,325	9.1
Information Technology	2,486,356	6.0
Industrials	1,548,846	3.8
Materials	1,253,110	3.0
Energy	1,041,853	2.5
Consumer Discretionary	903,858	2.2
Consumer Staples	839,371	2.0
Telecommunication Services	201,866	0.5
Health Care	137,823	0.3
Cash and Other	4,720,334	11.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,029.85	$6.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.17
Class K
Actual	1,000.00	1,031.18	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.91

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.22% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (3.3%)
Banco Bradesco SA (ADR)*	30,902	$269,157
Cielo SA	45,112	386,571
Embraer SA*	39,100	192,214
Itau Unibanco Holding SA (ADR)(Preference) (q)	28,828	296,352
Natura Cosmeticos SA	10,300	72,850
Petroleo Brasileiro SA (ADR)*	14,802	149,648

		1,366,792

China (7.9%)
Anhui Conch Cement Co. Ltd., Class H (x)	104,500	284,344
BYD Co. Ltd., Class H (x)	30,000	158,037
China BlueChemical Ltd., Class H	646,000	179,109
China Oilfield Services Ltd., Class H	214,000	198,697
China Petroleum & Chemical Corp., Class H	384,400	272,642
Dongfeng Motor Group Co. Ltd., Class H	150,000	146,431
Great Wall Motor Co. Ltd., Class H	336,000	313,707
Industrial & Commercial Bank of China Ltd., Class H	454,000	272,242
Jiangxi Copper Co. Ltd., Class H	253,000	353,016
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	45,000	137,823
TravelSky Technology Ltd., Class H	129,000	271,159
Weichai Power Co. Ltd., Class H (x)	295,000	454,227
Zhejiang Expressway Co. Ltd., Class H	234,000	223,303

		3,264,737

Colombia (1.1%)
Bancolombia SA (ADR)	6,902	253,165
Ecopetrol SA*	460,671	211,768

		464,933

Czech Republic (0.6%)
Komercni banka A/S	6,870	236,846

Hong Kong (0.7%)
Orient Overseas International Ltd. (x)	73,500	304,730

Hungary (0.5%)
MOL Hungarian Oil & Gas plc	2,977	209,098

India (1.5%)
HDFC Bank Ltd. (ADR)	6,411	389,020
ICICI Bank Ltd. (ADR)	30,764	230,422

		619,442

Indonesia (1.3%)
Bank Rakyat Indonesia Persero Tbk. PT	324,200	280,945
Indofood Sukses Makmur Tbk. PT	469,200	276,000

		556,945

Malaysia (0.3%)
AMMB Holdings Bhd.	120,400	$115,676

Mexico (0.6%)
Grupo Financiero Banorte SAB de CV, Class O	31,800	156,932
La Comer SAB de CV*	147,700	111,507

		268,439

South Africa (1.8%)
FirstRand Ltd.	109,056	422,209
Investec Ltd.	50,604	334,381

		756,590

South Korea (4.8%)
CJ Corp.*	2,418	374,372
Dongbu Insurance Co. Ltd.*	3,597	186,134
Hyundai Mobis Co. Ltd.*	1,307	285,683
KT Corp.*	8,293	201,866
POSCO	1,312	279,715
Samsung Electronics Co. Ltd.	430	641,547

		1,969,317

Taiwan (3.8%)
Advanced Semiconductor Engineering, Inc.	375,000	384,553
Hon Hai Precision Industry Co. Ltd.	83,000	216,842
Taiwan Semiconductor Manufacturing Co. Ltd.	104,000	585,684
Uni-President Enterprises Corp.	228,750	379,014

		1,566,093

Thailand (0.9%)
Kasikornbank PCL	39,800	197,275
PTT Global Chemical PCL	89,200	156,926

		354,201

Turkey (0.3%)
Akbank TAS	59,339	131,569

Total Common Stocks (29.4%) (Cost $13,828,902)		12,185,408

EXCHANGE TRADED FUNDS:
iShares Core MSCI Emerging Markets Fund (x)	156,573	6,646,524
iShares MSCI Emerging Markets Fund (x)	189,906	6,648,609
Vanguard FTSE Emerging Markets Fund	185,752	6,646,206

Total Exchange Traded Funds (48.2%) (Cost $22,900,907)		19,941,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (11.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $1,020,001. (xx)	$1,000,000	$1,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $44,518, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $45,405. (xx)	44,515	44,515
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $200,023, collateralized by various Common Stocks; total market value $222,311. (xx)	200,000	200,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $95,379, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $97,277. (xx)	95,369	95,369
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,019,834, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,060,117. (xx)	2,019,722	2,019,722
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000

Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,000,063, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,020,517. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		4,559,606

Total Short-Term Investments (11.0%) (Cost $4,559,606)		4,559,606

Total Investments (88.6%) (Cost $41,289,415)		36,686,353
Other Assets Less Liabilities (11.4%)		4,720,334

Net Assets (100%)		$41,406,687

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $4,980,699. This was secured by cash collateral of $4,559,606 which was subsequently invested in joint repurchase agreements with a total value of $4,559,606, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $589,087 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Exchange Traded Funds	$19,941,339	48.2%
Repurchase Agreements	4,559,606	11.0
Financials	3,772,325	9.1
Information Technology	2,486,356	6.0
Industrials	1,548,846	3.8
Materials	1,253,110	3.0
Energy	1,041,853	2.5
Consumer Discretionary	903,858	2.2
Consumer Staples	839,371	2.0
Telecommunication Services	201,866	0.5
Health Care	137,823	0.3
Cash and Other	4,720,334	11.4

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index	208	March-17	$9,139,944	$8,932,560	$(207,384)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$903,858	$—	$903,858
Consumer Staples	184,357	655,014	—	839,371
Energy	361,415	680,438	—	1,041,853
Financials	1,595,047	2,177,278	—	3,772,325
Health Care	—	137,823	—	137,823
Industrials	192,215	1,356,631	—	1,548,846
Information Technology	386,572	2,099,784	—	2,486,356
Materials	—	1,253,110	—	1,253,110
Telecommunication Services	—	201,866	—	201,866
Exchange Traded Funds	19,941,339	—	—	19,941,339
Short-Term Investments
Repurchase Agreements	—	4,559,606	—	4,559,606

Total Assets	$22,660,945	$14,025,408	$—	$36,686,353

Liabilities:
Futures	$(207,384)	$—	$—	$(207,384)

Total Liabilities	$(207,384)	$—	$—	$(207,384)

Total	$22,453,561	$14,025,408	$—	$36,478,969

(a)	Securities with a market value of $651,636 transferred from Level 2 to Level 1 at the end of the year due to securities no longer being valued using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(207,384	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(4,955)	$(4,955)
Equity contracts	1,239,802	—	1,239,802

Total	$1,239,802	$(4,955)	$1,234,847

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Total
Equity contracts	$(370,296)	$(370,296)

^ The Portfolio held forward foreign currency contracts for hedging, and held futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $15,000 for three months during the year ended December 31, 2016 and futures contracts with an average notional balance of approximately $8,792,000 during the year ended December 31, 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,561,137
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,082,111

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$697,324
Aggregate gross unrealized depreciation	(5,385,065)

Net unrealized depreciation	$(4,687,741)

Federal income tax cost of investments	$41,374,094

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $36,729,809)	$32,126,747
Repurchase Agreements (Cost $4,559,606)	4,559,606
Cash	8,977,115
Foreign cash (Cost $1)	1
Cash held as collateral at broker	630,000
Receivable from Separate Accounts for Trust shares sold	29,622
Dividends, interest and other receivables	15,023
Securities lending income receivable	1,693
Receivable for securities sold	1,514
Other assets	123

Total assets	46,341,444

LIABILITIES
Payable for return of collateral on securities loaned	4,559,606
Payable for securities purchased	210,815
Due to broker for futures variation margin	60,320
Payable to Separate Accounts for Trust shares redeemed	27,676
Investment management fees payable	11,670
Administrative fees payable	4,372
Distribution fees payable – Class IB	2,075
Trustees’ fees payable	79
Accrued expenses	58,144

Total liabilities	4,934,757

NET ASSETS	$41,406,687

Net assets were comprised of:
Paid in capital	$47,928,771
Accumulated undistributed net investment income (loss)	(13,069)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,698,581)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,810,434)

Net assets	$41,406,687

Class IB
Net asset value, offering and redemption price per share, $9,929,389 / 1,240,034 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.01

Class K
Net asset value, offering and redemption price per share, $31,477,298 / 3,932,639 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.00

(x)	Includes value of securities on loan of $4,980,699.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $38,159 foreign withholding tax)	$726,507
Interest	21,207
Securities lending (net)	6,767

Total income	754,481

EXPENSES
Investment management fees	282,673
Custodian fees	87,000
Professional fees	58,747
Administrative fees	50,654
Distribution fees – Class IB	21,209
Printing and mailing expenses	2,640
Trustees’ fees	2,409
Miscellaneous	7,195

Gross expenses	512,527
Less: Waiver from investment manager	(94,491)

Net expenses	418,036

NET INVESTMENT INCOME (LOSS)	336,445

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(767,723)
Net distributions of realized gain received from underlying funds	15
Futures	1,239,802
Foreign currency transactions	1,944

Net realized gain (loss)	474,038

Change in unrealized appreciation (depreciation) on:
Investments	3,440,720
Futures	(370,296)
Foreign currency translations	(28)

Net change in unrealized appreciation (depreciation)	3,070,396

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,544,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,880,879

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$336,445	$306,984
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	474,038	(1,499,242)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	3,070,396	(5,415,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,880,879	(6,607,521)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(66,398)	(45,510)
Class K	(280,671)	(282,522)

	(347,069)	(328,032)

Return of capital
Class IB	(10,987)	—
Class K	(46,446)	—

	(57,433)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS:	(404,502)	(328,032)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 744,668 and 531,938 shares, respectively ]	5,859,436	4,630,065
Capital shares issued in reinvestment of dividends and distributions [ 9,713 and 6,205 shares, respectively ]	77,385	45,510
Capital shares repurchased [ (396,807) and (877,474) shares, respectively ]	(3,107,679)	(8,278,820)

Total Class IB transactions	2,829,142	(3,603,245)

Class K
Capital shares sold [ 727,380 and 1,172,142 shares, respectively ]	5,408,202	9,928,255
Capital shares issued in reinvestment of dividends and distributions [ 41,078 and 38,546 shares, respectively ]	327,117	282,522
Capital shares repurchased [ (917,889) and (1,059,786) shares, respectively ]	(7,150,108)	(9,809,960)

Total Class K transactions	(1,414,789)	400,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,414,353	(3,202,428)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,890,730	(10,137,981)
NET ASSETS:
Beginning of year	36,515,957	46,653,938

End of year (a)	$41,406,687	$36,515,957

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(13,069)	$(5,302)

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$7.36	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.04	0.06	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.66	(1.68)	(0.36)	(0.55)

Total from investment operations	0.71	(1.64)	(0.30)	(0.51)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.05)
Distributions from net realized gains	—	—	(0.03)	—
Return of capital	(0.01)	—	—	(0.01)

Total dividends and distributions	(0.06)	(0.05)	(0.08)	(0.06)

Net asset value, end of period	$8.01	$7.36	$9.05	$9.43

Total return (b)	9.70%	(18.09)%	(3.20)%	(5.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,929	$6,493	$11,062	$7,654
Ratio of expenses to average net assets:
After waivers (a)(f)	1.23%	1.25%	1.25%	1.25%
Before waivers (a)(f)	1.47%	1.45%	1.52%	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.68%	0.43%	0.60%	0.48	%(l)
Before waivers (a)(f)	0.45%	0.23%	0.33%	(0.38	)%(l)
Portfolio turnover rate (z)^	16%	25%	4%	9%

	Year Ended December 31,			February 8, 2013* to December 31, 2013
Class K	2016	2015	2014
Net asset value, beginning of period	$7.35	$9.05	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.07	0.10	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.66	(1.70)	(0.38)	(0.56)

Total from investment operations	0.73	(1.63)	(0.28)	(0.50)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	—	—	(0.03)	—
Return of capital	(0.01)	—	—	(0.01)

Total dividends and distributions	(0.08)	(0.07)	(0.10)	(0.07)

Net asset value, end of period	$8.00	$7.35	$9.05	$9.43

Total return (b)	9.99%	(17.99)%	(2.95)%	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,477	$30,023	$35,592	$14,944
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%	1.00%	1.00%	1.00%
Before waivers (a)(f)	1.22%	1.21%	1.25%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.87%	0.84%	0.99%	0.74	%(l)
Before waivers (a)(f)	0.64%	0.63%	0.74%	(0.12	)%(l)
Portfolio turnover rate (z)^	16%	25%	4%	9%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1003

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	11.24%	13.93%	6.45%
Portfolio – Class IB Shares	11.22	13.94	6.32
Portfolio – Class K Shares*	11.50	14.20	15.09
S&P 500 Index	11.96	14.66	6.95
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.22% for the year ended December 31, 2016. The Portfolio’s benchmark, the S&P 500 Index, returned 11.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The five sectors that contributed the most to performance for the year ending December 31, 2016 were financials, information technology, industrials, energy and consumer discretionary.

•	The five stocks that contributed the most to performance for the year ending December 31, 2016 were JP Morgan Chase & Co., Apple Inc., Microsoft Corp., Exxon Mobil Corp. and AT&T Inc.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ending December 31, 2016 were health care, real estate, materials, utilities and consumer staples.

•	The five stocks that detracted the most from performance for the year ending December 31, 2016 were Allergan plc, Gilead Sciences Inc., CVS Corp., Bristol Myers Squibb and Alexion Pharmaceutical.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	20.5%
Financials	14.7
Health Care	13.5
Consumer Discretionary	12.0
Industrials	10.2
Consumer Staples	9.3
Energy	7.4
Utilities	3.1
Real Estate	2.8
Materials	2.8
Telecommunication Services	2.6
Investment Companies	1.2
Repurchase Agreements	0.5
Cash and Other	(0.6)

100.0%

1004

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,074.95	$3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.09
Class IB
Actual	1,000.00	1,074.96	3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.09
Class K
Actual	1,000.00	1,076.22	1.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.34	1.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.61%, 0.61% and 0.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1005

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (0.2%)
BorgWarner, Inc.	49,270	$1,943,209
Delphi Automotive plc	66,736	4,494,669
Goodyear Tire & Rubber Co. (The)	64,200	1,981,854

		8,419,732

Automobiles (0.6%)
Ford Motor Co.	954,798	11,581,700
General Motors Co.	347,694	12,113,659
Harley-Davidson, Inc.	43,750	2,552,375

		26,247,734

Distributors (0.1%)
Genuine Parts Co.	36,410	3,478,611
LKQ Corp.*	75,087	2,301,417

		5,780,028

Diversified Consumer Services (0.0%)
H&R Block, Inc.	53,600	1,232,264

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	105,900	5,513,154
Chipotle Mexican Grill, Inc. (x)*	7,201	2,717,081
Darden Restaurants, Inc.	30,850	2,243,412
Marriott International, Inc., Class A	78,217	6,466,982
McDonald’s Corp.	208,850	25,421,222
Royal Caribbean Cruises Ltd.	41,073	3,369,629
Starbucks Corp.	358,800	19,920,576
Wyndham Worldwide Corp.	26,895	2,053,971
Wynn Resorts Ltd.	19,429	1,680,803
Yum! Brands, Inc.	85,230	5,397,616

		74,784,446

Household Durables (0.5%)
D.R. Horton, Inc.	82,800	2,262,924
Garmin Ltd. (x)	28,160	1,365,478
Harman International Industries, Inc.	17,050	1,895,278
Leggett & Platt, Inc.	32,700	1,598,376
Lennar Corp., Class A	45,950	1,972,634
Mohawk Industries, Inc.*	15,400	3,075,072
Newell Brands, Inc.	117,980	5,267,807
PulteGroup, Inc.	75,607	1,389,657
Whirlpool Corp.	18,516	3,365,653

		22,192,879

Internet & Direct Marketing Retail (2.3%)
Amazon.com, Inc.*	96,319	72,226,729
Expedia, Inc.	29,439	3,334,850
Netflix, Inc.*	104,920	12,989,096
Priceline Group, Inc. (The)*	12,156	17,821,425
TripAdvisor, Inc.*	27,909	1,294,140

		107,666,240

Leisure Products (0.1%)
Hasbro, Inc.	27,608	2,147,626
Mattel, Inc.	83,300	2,294,915

		4,442,541

Media (3.0%)
CBS Corp. (Non-Voting), Class B	99,500	$6,330,190
Charter Communications, Inc., Class A*	53,101	15,288,840
Comcast Corp., Class A	587,827	40,589,454
Discovery Communications, Inc., Class A (x)*	36,866	1,010,497
Discovery Communications, Inc., Class C*	54,766	1,466,633
Interpublic Group of Cos., Inc. (The)	98,026	2,294,789
News Corp., Class A	93,050	1,066,353
News Corp., Class B	29,211	344,690
Omnicom Group, Inc.	57,850	4,923,613
Scripps Networks Interactive, Inc., Class A	23,261	1,660,138
TEGNA, Inc.	52,400	1,120,836
Time Warner, Inc.	190,300	18,369,659
Twenty-First Century Fox, Inc., Class A	260,335	7,299,794
Twenty-First Century Fox, Inc., Class B	119,145	3,246,701
Viacom, Inc., Class B	84,900	2,979,990
Walt Disney Co. (The)	361,802	37,707,004

		145,699,181

Multiline Retail (0.5%)
Dollar General Corp.	63,450	4,699,741
Dollar Tree, Inc.*	57,695	4,452,900
Kohl’s Corp.	43,920	2,168,770
Macy’s, Inc.	75,422	2,700,862
Nordstrom, Inc. (x)	28,370	1,359,774
Target Corp.	140,670	10,160,594

		25,542,641

Specialty Retail (2.4%)
Advance Auto Parts, Inc.	18,087	3,058,874
AutoNation, Inc.*	16,219	789,054
AutoZone, Inc.*	7,230	5,710,182
Bed Bath & Beyond, Inc.	37,700	1,532,128
Best Buy Co., Inc.	67,475	2,879,158
CarMax, Inc. (x)*	46,856	3,017,058
Foot Locker, Inc.	33,118	2,347,735
Gap, Inc. (The)	53,555	1,201,774
Home Depot, Inc. (The)	302,368	40,541,501
L Brands, Inc.	58,717	3,865,927
Lowe’s Cos., Inc.	214,030	15,221,814
O’Reilly Automotive, Inc.*	23,234	6,468,578
Ross Stores, Inc.	97,040	6,365,824
Signet Jewelers Ltd. (x)	17,038	1,606,002
Staples, Inc.	159,045	1,439,357
Tiffany & Co. (x)	26,260	2,033,312
TJX Cos., Inc. (The)	160,700	12,073,391
Tractor Supply Co.	32,715	2,480,124
Ulta Salon Cosmetics & Fragrance, Inc.*	14,391	3,668,842
Urban Outfitters, Inc.*	21,778	620,237

		116,920,872

Textiles, Apparel & Luxury Goods (0.7%)
Coach, Inc.	68,200	2,388,364
Hanesbrands, Inc.	92,403	1,993,133

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Michael Kors Holdings Ltd.*	41,268	$1,773,699
NIKE, Inc., Class B	329,900	16,768,817
PVH Corp.	19,656	1,773,757
Ralph Lauren Corp.	13,800	1,246,416
Under Armour, Inc., Class A (x)*	44,816	1,301,905
Under Armour, Inc., Class C*	45,027	1,133,329
VF Corp.	81,150	4,329,353

		32,708,773

Total Consumer Discretionary		571,637,331

Consumer Staples (9.3%)
Beverages (2.1%)
Brown-Forman Corp., Class B	44,550	2,001,186
Coca-Cola Co. (The)	950,416	39,404,247
Constellation Brands, Inc., Class A	43,350	6,645,988
Dr Pepper Snapple Group, Inc.	45,375	4,114,151
Molson Coors Brewing Co., Class B	45,050	4,383,816
Monster Beverage Corp.*	99,170	4,397,198
PepsiCo, Inc.	352,103	36,840,537

		97,787,123

Food & Staples Retailing (2.1%)
Costco Wholesale Corp.	107,250	17,171,798
CVS Health Corp.	260,845	20,583,279
Kroger Co. (The)	232,100	8,009,771
Sysco Corp.	124,900	6,915,713
Walgreens Boots Alliance, Inc.	209,150	17,309,254
Wal-Mart Stores, Inc.	370,818	25,630,940
Whole Foods Market, Inc.	77,950	2,397,742

		98,018,497

Food Products (1.6%)
Archer-Daniels-Midland Co.	142,266	6,494,443
Campbell Soup Co.	47,500	2,872,325
Conagra Brands, Inc.	101,950	4,032,122
General Mills, Inc.	146,000	9,018,420
Hershey Co. (The)	34,300	3,547,649
Hormel Foods Corp.	66,116	2,301,498
JM Smucker Co. (The)	28,447	3,642,923
Kellogg Co.	61,700	4,547,907
Kraft Heinz Co. (The)	145,727	12,724,882
McCormick & Co., Inc. (Non-Voting)	28,150	2,627,240
Mead Johnson Nutrition Co.	45,150	3,194,814
Mondelez International, Inc., Class A	380,531	16,868,939
Tyson Foods, Inc., Class A	72,750	4,487,220

		76,360,382

Household Products (1.8%)
Church & Dwight Co., Inc.	62,998	2,783,882
Clorox Co. (The)	31,650	3,798,633
Colgate-Palmolive Co.	218,150	14,275,736
Kimberly-Clark Corp.	87,994	10,041,875
Procter & Gamble Co. (The)	652,955	54,900,456

		85,800,582

Personal Products (0.1%)
Coty, Inc., Class A	115,422	$2,113,377
Estee Lauder Cos., Inc. (The), Class A	54,050	4,134,284

		6,247,661

Tobacco (1.6%)
Altria Group, Inc.	478,000	32,322,360
Philip Morris International, Inc.	379,550	34,725,030
Reynolds American, Inc.	202,524	11,349,445

		78,396,835

Total Consumer Staples		442,611,080

Energy (7.4%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	104,657	6,799,565
FMC Technologies, Inc.*	55,160	1,959,835
Halliburton Co.	210,650	11,394,059
Helmerich & Payne, Inc. (x)	26,469	2,048,701
National Oilwell Varco, Inc.	92,397	3,459,344
Schlumberger Ltd.	340,234	28,562,644
Transocean Ltd. (x)*	94,702	1,395,907

		55,620,055

Oil, Gas & Consumable Fuels (6.3%)
Anadarko Petroleum Corp.	133,494	9,308,537
Apache Corp.	92,780	5,888,747
Cabot Oil & Gas Corp.	113,736	2,656,873
Chesapeake Energy Corp. (x)*	182,300	1,279,746
Chevron Corp.	461,584	54,328,437
Cimarex Energy Co.	23,252	3,159,947
Concho Resources, Inc.*	34,778	4,611,563
ConocoPhillips	302,984	15,191,618
Devon Energy Corp.	128,100	5,850,327
EOG Resources, Inc.	134,700	13,618,170
EQT Corp.	42,217	2,760,992
Exxon Mobil Corp.#	1,014,580	91,575,991
Hess Corp.	65,850	4,101,796
Kinder Morgan, Inc.	469,716	9,727,818
Marathon Oil Corp.	207,214	3,586,874
Marathon Petroleum Corp.	129,314	6,510,960
Murphy Oil Corp.	39,550	1,231,191
Newfield Exploration Co.*	48,500	1,964,250
Noble Energy, Inc.	105,106	4,000,334
Occidental Petroleum Corp.	186,850	13,309,325
ONEOK, Inc.	51,414	2,951,678
Phillips 66	108,742	9,396,396
Pioneer Natural Resources Co.	41,529	7,478,127
Range Resources Corp. (x)	45,919	1,577,777
Southwestern Energy Co.*	120,643	1,305,357
Spectra Energy Corp.	171,056	7,028,691
Tesoro Corp.	29,104	2,545,145
Valero Energy Corp.	112,885	7,712,303
Williams Cos., Inc. (The)	167,050	5,201,937

		299,860,907

Total Energy		355,480,962

Financials (14.7%)
Banks (6.7%)
Bank of America Corp.	2,496,821	55,179,744
BB&T Corp.	199,200	9,366,384

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Citigroup, Inc.	710,800	$42,242,844
Citizens Financial Group, Inc.	127,021	4,525,758
Comerica, Inc.	42,550	2,898,081
Fifth Third Bancorp	187,417	5,054,637
Huntington Bancshares, Inc.	265,588	3,511,073
JPMorgan Chase & Co.	883,791	76,262,325
KeyCorp	264,700	4,836,069
M&T Bank Corp.	38,400	6,006,912
People’s United Financial, Inc.	76,043	1,472,192
PNC Financial Services Group, Inc. (The)	120,279	14,067,832
Regions Financial Corp.	307,052	4,409,267
SunTrust Banks, Inc.	122,600	6,724,610
U.S. Bancorp	393,645	20,221,544
Wells Fargo & Co.	1,111,003	61,227,375
Zions Bancorp	50,150	2,158,456

		320,165,103

Capital Markets (2.8%)
Affiliated Managers Group, Inc.*	13,211	1,919,558
Ameriprise Financial, Inc.	39,507	4,382,907
Bank of New York Mellon Corp. (The)	261,219	12,376,556
BlackRock, Inc.	29,914	11,383,474
Charles Schwab Corp. (The)	294,555	11,626,086
CME Group, Inc.	82,915	9,564,245
E*TRADE Financial Corp.*	66,940	2,319,471
Franklin Resources, Inc.	85,901	3,399,962
Goldman Sachs Group, Inc. (The)	92,292	22,099,319
Intercontinental Exchange, Inc.	145,680	8,219,266
Invesco Ltd.	100,201	3,040,098
Moody’s Corp.	40,976	3,862,808
Morgan Stanley	360,113	15,214,774
Nasdaq, Inc.	27,873	1,870,836
Northern Trust Corp.	52,100	4,639,505
S&P Global, Inc.	64,650	6,952,461
State Street Corp.	89,720	6,973,038
T Rowe Price Group, Inc.	60,786	4,574,754

		134,419,118

Consumer Finance (0.8%)
American Express Co.	189,810	14,061,125
Capital One Financial Corp.	123,794	10,799,788
Discover Financial Services	98,721	7,116,797
Navient Corp.	77,542	1,274,015
Synchrony Financial	193,762	7,027,748

		40,279,473

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	464,574	75,716,271
Leucadia National Corp.	79,342	1,844,701

		77,560,972

Insurance (2.8%)
Aflac, Inc.	100,200	6,973,920
Allstate Corp. (The)	90,876	6,735,729
American International Group, Inc.	248,848	16,252,263
Aon plc	64,975	7,246,662
Arthur J. Gallagher & Co.	43,216	2,245,503
Assurant, Inc.	13,930	$1,293,540
Chubb Ltd.	113,850	15,041,862
Cincinnati Financial Corp.	36,613	2,773,435
Hartford Financial Services Group, Inc. (The)	94,350	4,495,777
Lincoln National Corp.	56,978	3,775,932
Loews Corp.	67,597	3,165,568
Marsh & McLennan Cos., Inc.	126,750	8,567,033
MetLife, Inc.	268,799	14,485,578
Principal Financial Group, Inc.	65,400	3,784,044
Progressive Corp. (The)	142,300	5,051,650
Prudential Financial, Inc.	106,900	11,124,014
Torchmark Corp.	27,262	2,010,845
Travelers Cos., Inc. (The)	70,574	8,639,669
Unum Group	57,320	2,518,068
Willis Towers Watson plc	31,801	3,888,626
XL Group Ltd.	67,250	2,505,735

		132,575,453

Total Financials		705,000,119

Health Care (13.5%)
Biotechnology (2.7%)
AbbVie, Inc.	398,427	24,949,499
Alexion Pharmaceuticals, Inc.*	54,900	6,717,015
Amgen, Inc.	183,130	26,775,437
Biogen, Inc.*	53,639	15,210,948
Celgene Corp.*	189,700	21,957,775
Gilead Sciences, Inc.	322,858	23,119,861
Regeneron Pharmaceuticals, Inc.*	18,534	6,803,646
Vertex Pharmaceuticals, Inc.*	60,633	4,466,833

		130,001,014

Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	359,650	13,814,156
Baxter International, Inc.	119,750	5,309,715
Becton Dickinson and Co.	52,129	8,629,956
Boston Scientific Corp.*	332,856	7,199,675
C.R. Bard, Inc.	18,000	4,043,880
Cooper Cos., Inc. (The)	11,928	2,086,565
Danaher Corp.	148,650	11,570,916
DENTSPLY SIRONA, Inc.	56,978	3,289,340
Edwards Lifesciences Corp.*	52,058	4,877,835
Hologic, Inc.*	67,839	2,721,701
Intuitive Surgical, Inc.*	9,463	6,001,151
Medtronic plc	338,102	24,083,005
St. Jude Medical, Inc.	69,672	5,586,998
Stryker Corp.	76,000	9,105,560
Varian Medical Systems, Inc.*	22,888	2,054,885
Zimmer Biomet Holdings, Inc.	48,950	5,051,640

		115,426,978

Health Care Providers & Services (2.6%)
Aetna, Inc.	85,878	10,649,731
AmerisourceBergen Corp.	40,950	3,201,880
Anthem, Inc.	64,450	9,265,977
Cardinal Health, Inc.	77,925	5,608,262
Centene Corp.*	41,687	2,355,732
Cigna Corp.	62,750	8,370,222
DaVita, Inc.*	40,438	2,596,120
Envision Healthcare Corp.*	28,731	1,818,385

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Express Scripts Holding Co.*	154,155	$10,604,322
HCA Holdings, Inc.*	72,280	5,350,166
Henry Schein, Inc.*	20,066	3,044,213
Humana, Inc.	36,500	7,447,095
Laboratory Corp. of America Holdings*	25,050	3,215,919
McKesson Corp.	55,231	7,757,194
Patterson Cos., Inc. (x)	20,300	832,909
Quest Diagnostics, Inc.	34,050	3,129,195
UnitedHealth Group, Inc.	233,000	37,289,320
Universal Health Services, Inc., Class B	22,050	2,345,679

		124,882,321

Health Care Technology (0.1%)
Cerner Corp.*	73,442	3,478,948

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	79,573	3,625,346
Illumina, Inc.*	35,928	4,600,221
Mettler-Toledo International, Inc.*	6,474	2,709,757
PerkinElmer, Inc.	26,750	1,395,013
Thermo Fisher Scientific, Inc.	96,500	13,616,150
Waters Corp.*	19,700	2,647,483

		28,593,970

Pharmaceuticals (5.1%)
Allergan plc*	91,816	19,282,278
Bristol-Myers Squibb Co.	408,823	23,891,616
Eli Lilly & Co.	237,660	17,479,893
Endo International plc*	48,468	798,268
Johnson & Johnson	669,460	77,128,487
Mallinckrodt plc*	26,276	1,309,070
Merck & Co., Inc.	676,517	39,826,556
Mylan NV*	112,550	4,293,782
Perrigo Co. plc	35,039	2,916,296
Pfizer, Inc.	1,484,090	48,203,243
Zoetis, Inc.	121,124	6,483,768

		241,613,257

Total Health Care		643,996,488

Industrials (10.2%)
Aerospace & Defense (2.2%)
Arconic, Inc.	107,232	1,988,081
Boeing Co. (The)	141,924	22,094,728
General Dynamics Corp.	70,200	12,120,732
L-3 Communications Holdings, Inc.	18,950	2,882,484
Lockheed Martin Corp.	61,808	15,448,292
Northrop Grumman Corp.	43,720	10,168,398
Raytheon Co.	72,200	10,252,400
Rockwell Collins, Inc.	31,750	2,945,130
Textron, Inc.	65,900	3,200,104
TransDigm Group, Inc.	12,251	3,050,009
United Technologies Corp.	190,450	20,877,129

		105,027,487

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc. (x)	34,902	2,556,921
Expeditors International of Washington, Inc.	44,248	2,343,374
FedEx Corp.	59,760	11,127,312
United Parcel Service, Inc., Class B	169,100	19,385,624

		35,413,231

Airlines (0.6%)
Alaska Air Group, Inc.	30,144	2,674,677
American Airlines Group, Inc.	129,563	6,049,297
Delta Air Lines, Inc.	183,173	9,010,280
Southwest Airlines Co.	151,718	7,561,625
United Continental Holdings, Inc.*	71,724	5,227,245

		30,523,124

Building Products (0.3%)
Allegion plc	23,438	1,500,032
Fortune Brands Home & Security, Inc.	37,646	2,012,555
Johnson Controls International plc	230,867	9,509,412
Masco Corp.	80,700	2,551,734

		15,573,733

Commercial Services & Supplies (0.3%)
Cintas Corp.	20,900	2,415,204
Pitney Bowes, Inc.	45,350	688,866
Republic Services, Inc.	57,051	3,254,760
Stericycle, Inc.*	20,815	1,603,588
Waste Management, Inc.	99,556	7,059,516

		15,021,934

Construction & Engineering (0.1%)
Fluor Corp.	34,050	1,788,306
Jacobs Engineering Group, Inc.*	29,714	1,693,698
Quanta Services, Inc.*	36,900	1,285,965

		4,767,969

Electrical Equipment (0.5%)
Acuity Brands, Inc.	10,778	2,488,209
AMETEK, Inc.	56,848	2,762,813
Eaton Corp. plc	111,225	7,462,085
Emerson Electric Co.	157,400	8,775,050
Rockwell Automation, Inc.	31,700	4,260,480

		25,748,637

Industrial Conglomerates (2.6%)
3M Co.	147,950	26,419,432
General Electric Co.	2,192,615	69,286,634
Honeywell International, Inc.	186,162	21,566,868
Roper Technologies, Inc.	24,805	4,541,299

		121,814,233

Machinery (1.5%)
Caterpillar, Inc.	142,900	13,252,546
Cummins, Inc.	37,950	5,186,626
Deere & Co.	70,800	7,295,232
Dover Corp.	38,000	2,847,340
Flowserve Corp. (x)	31,841	1,529,960
Fortive Corp.	73,525	3,943,146
Illinois Tool Works, Inc.	78,195	9,575,760
Ingersoll-Rand plc	63,115	4,736,149
PACCAR, Inc.	85,700	5,476,230
Parker-Hannifin Corp.	32,800	4,592,000

See Notes to Financial Statements.

1009

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Pentair plc	40,758	$2,285,301
Snap-on, Inc.	14,200	2,432,034
Stanley Black & Decker, Inc.	36,846	4,225,868
Xylem, Inc.	43,800	2,168,976

		69,547,168

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	8,906	1,080,476
Equifax, Inc.	29,250	3,458,227
Nielsen Holdings plc	82,121	3,444,976
Robert Half International, Inc.	31,800	1,551,204
Verisk Analytics, Inc.*	38,429	3,119,282

		12,654,165

Road & Rail (0.9%)
CSX Corp.	231,400	8,314,202
JB Hunt Transport Services, Inc.	21,540	2,090,888
Kansas City Southern	26,390	2,239,191
Norfolk Southern Corp.	71,800	7,759,426
Ryder System, Inc.	13,100	975,164
Union Pacific Corp.	203,800	21,129,984

		42,508,855

Trading Companies & Distributors (0.2%)
Fastenal Co.	70,616	3,317,540
United Rentals, Inc.*	21,050	2,222,459
WW Grainger, Inc.	13,650	3,170,212

		8,710,211

Total Industrials		487,310,747

Information Technology (20.5%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	1,230,650	37,190,243
F5 Networks, Inc.*	16,250	2,351,700
Harris Corp.	30,434	3,118,572
Juniper Networks, Inc.	93,690	2,647,680
Motorola Solutions, Inc.	40,824	3,383,901

		48,692,096

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	75,532	5,075,751
Corning, Inc.	232,742	5,648,648
FLIR Systems, Inc.	33,507	1,212,618
TE Connectivity Ltd.	87,020	6,028,746

		17,965,763

Internet Software & Services (4.2%)
Akamai Technologies, Inc.*	42,748	2,850,437
Alphabet, Inc., Class A*	72,199	57,214,098
Alphabet, Inc., Class C*	72,343	55,835,774
eBay, Inc.*	256,900	7,627,361
Facebook, Inc., Class A*	568,352	65,388,898
VeriSign, Inc. (x)*	22,750	1,730,592
Yahoo!, Inc.*	214,227	8,284,158

		198,931,318

IT Services (3.6%)
Accenture plc, Class A	152,300	17,838,899
Alliance Data Systems Corp.	14,300	3,267,550
Automatic Data Processing, Inc.	111,660	11,476,415
Cognizant Technology Solutions Corp., Class A*	148,450	8,317,653
CSRA, Inc.	35,600	$1,133,504
Fidelity National Information Services, Inc.	80,149	6,062,470
Fiserv, Inc.*	53,800	5,717,864
Global Payments, Inc.	37,519	2,604,194
International Business Machines Corp.	212,817	35,325,494
Mastercard, Inc., Class A	234,600	24,222,450
Paychex, Inc.	78,485	4,778,167
PayPal Holdings, Inc.*	274,600	10,838,462
Teradata Corp.*	31,815	864,414
Total System Services, Inc.	40,385	1,980,076
Visa, Inc., Class A	461,572	36,011,847
Western Union Co. (The)	119,279	2,590,740
Xerox Corp.	208,216	1,817,726

		174,847,925

Semiconductors & Semiconductor Equipment (3.3%)
Analog Devices, Inc.	75,200	5,461,024
Applied Materials, Inc.	264,400	8,532,188
Broadcom Ltd.	96,779	17,107,624
First Solar, Inc. (x)*	18,700	600,083
Intel Corp.	1,157,530	41,983,613
KLA-Tencor Corp.	38,200	3,005,576
Lam Research Corp.	39,238	4,148,634
Linear Technology Corp.	58,650	3,656,827
Microchip Technology, Inc. (x)	52,686	3,379,807
Micron Technology, Inc.*	254,000	5,567,680
NVIDIA Corp.	130,850	13,966,929
Qorvo, Inc.*	31,225	1,646,494
QUALCOMM, Inc.	360,510	23,505,252
Skyworks Solutions, Inc.	45,847	3,422,937
Texas Instruments, Inc.	245,431	17,909,100
Xilinx, Inc.	61,950	3,739,922

		157,633,690

Software (4.3%)
Activision Blizzard, Inc.	166,868	6,025,603
Adobe Systems, Inc.*	121,930	12,552,693
Autodesk, Inc.*	47,780	3,536,198
CA, Inc.	76,845	2,441,366
Citrix Systems, Inc.*	38,100	3,402,711
Electronic Arts, Inc.*	73,530	5,791,223
Intuit, Inc.	60,000	6,876,600
Microsoft Corp.	1,906,623	118,477,553
Oracle Corp.	736,317	28,311,389
Red Hat, Inc.*	44,330	3,089,801
salesforce.com, Inc.*	157,572	10,787,379
Symantec Corp.	150,600	3,597,834

		204,890,350

Technology Hardware, Storage & Peripherals (3.7%)
Apple, Inc.	1,318,478	152,706,122
Hewlett Packard Enterprise Co.	406,519	9,406,850
HP, Inc.	418,519	6,210,822
NetApp, Inc.	68,180	2,404,708
Seagate Technology plc (x)	72,990	2,786,028
Western Digital Corp.	69,542	4,725,379

		178,239,909

Total Information Technology		981,201,051

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Materials (2.8%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	53,050	$7,629,651
Albemarle Corp.	27,484	2,365,823
CF Industries Holdings, Inc.	56,975	1,793,573
Dow Chemical Co. (The)	275,651	15,772,750
Eastman Chemical Co.	36,150	2,718,841
Ecolab, Inc.	64,241	7,530,330
EI du Pont de Nemours & Co.	213,900	15,700,260
FMC Corp.	32,660	1,847,250
International Flavors & Fragrances, Inc.	19,450	2,291,793
LyondellBasell Industries NV, Class A	83,427	7,156,368
Monsanto Co.	107,098	11,267,781
Mosaic Co. (The)	85,610	2,510,941
PPG Industries, Inc.	65,200	6,178,352
Praxair, Inc.	69,750	8,174,003
Sherwin-Williams Co. (The)	19,700	5,294,178

		98,231,894

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	15,523	3,438,810
Vulcan Materials Co.	32,550	4,073,633

		7,512,443

Containers & Packaging (0.3%)
Avery Dennison Corp.	21,700	1,523,774
Ball Corp.	42,600	3,197,982
International Paper Co.	100,535	5,334,387
Sealed Air Corp.	48,034	2,177,862
WestRock Co.	61,456	3,120,121

		15,354,126

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.*	298,988	3,943,652
Newmont Mining Corp.	129,750	4,420,582
Nucor Corp.	77,900	4,636,608

		13,000,842

Total Materials		134,099,305

Real Estate (2.8%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
American Tower Corp. (REIT)	104,142	11,005,726
Apartment Investment & Management Co. (REIT), Class A	38,233	1,737,690
AvalonBay Communities, Inc. (REIT)	33,614	5,954,720
Boston Properties, Inc. (REIT)	37,630	4,733,101
Crown Castle International Corp. (REIT)	88,260	7,658,320
Digital Realty Trust, Inc. (REIT)	38,845	3,816,910
Equinix, Inc. (REIT)	17,395	6,217,147
Equity Residential (REIT)	89,380	5,752,497
Essex Property Trust, Inc. (REIT)	16,057	3,733,252
Extra Space Storage, Inc. (REIT)	30,793	2,378,451
Federal Realty Investment Trust (REIT)	17,331	2,462,908
General Growth Properties, Inc. (REIT)	142,854	3,568,493
HCP, Inc. (REIT)	114,358	$3,398,720
Host Hotels & Resorts, Inc. (REIT)	181,589	3,421,137
Iron Mountain, Inc. (REIT)	59,884	1,945,032
Kimco Realty Corp. (REIT)	102,730	2,584,687
Macerich Co. (The) (REIT)	29,540	2,092,614
Mid-America Apartment Communities, Inc. (REIT)	27,792	2,721,393
Prologis, Inc. (REIT)	128,922	6,805,792
Public Storage (REIT)	36,510	8,159,985
Realty Income Corp. (REIT)	63,231	3,634,518
Simon Property Group, Inc. (REIT)	76,925	13,667,265
SL Green Realty Corp. (REIT)	24,540	2,639,277
UDR, Inc. (REIT)	65,274	2,381,195
Ventas, Inc. (REIT)	85,966	5,374,594
Vornado Realty Trust (REIT)	42,005	4,384,062
Welltower, Inc. (REIT)	87,533	5,858,584
Weyerhaeuser Co. (REIT)	183,141	5,510,713

		133,598,783

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	73,030	2,299,715

Total Real Estate		135,898,498

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	1,505,217	64,016,879
CenturyLink, Inc. (x)	133,490	3,174,392
Frontier Communications Corp. (x)	286,980	969,992
Level 3 Communications, Inc.*	71,209	4,013,339
Verizon Communications, Inc.	997,336	53,237,796

Total Telecommunication Services		125,412,398

Utilities (3.1%)
Electric Utilities (1.9%)
Alliant Energy Corp.	55,592	2,106,381
American Electric Power Co., Inc.	120,280	7,572,829
Duke Energy Corp.	168,500	13,078,970
Edison International	79,650	5,734,003
Entergy Corp.	43,800	3,217,986
Eversource Energy	77,594	4,285,517
Exelon Corp.	225,720	8,010,803
FirstEnergy Corp.	104,032	3,221,871
NextEra Energy, Inc.	114,250	13,648,305
PG&E Corp.	121,950	7,410,901
Pinnacle West Capital Corp.	27,150	2,118,514
PPL Corp.	165,838	5,646,784
Southern Co. (The)	239,450	11,778,546
Xcel Energy, Inc.	124,195	5,054,737

		92,886,147

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	161,250	1,873,725
NRG Energy, Inc.	77,068	944,854

		2,818,579

Multi-Utilities (1.0%)
Ameren Corp.	59,300	3,110,878
CenterPoint Energy, Inc.	105,300	2,594,592

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
CMS Energy Corp.	68,200	$2,838,484
Consolidated Edison, Inc.	74,450	5,485,476
Dominion Resources, Inc.	153,046	11,721,793
DTE Energy Co.	43,950	4,329,515
NiSource, Inc.	78,759	1,743,724
Public Service Enterprise Group, Inc.	123,750	5,430,150
SCANA Corp.	34,961	2,561,942
Sempra Energy	61,122	6,151,318
WEC Energy Group, Inc.	77,182	4,526,724

		50,494,596

Water Utilities (0.1%)
American Water Works Co., Inc.	43,531	3,149,903

Total Utilities		149,349,225

Total Common Stocks (98.9%) (Cost $2,533,995,948)		4,731,997,204

SHORT-TERM INVESTMENTS:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	56,789,344	56,806,381

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd.,
0.71%, dated 12/30/16, due 1/3/17, repurchase price $600,047, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $612,000. (xx)	$600,000	600,000
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $4,000,467, collateralized by various Common Stocks; total market value $4,446,220. (xx)	4,000,000	4,000,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $500,053, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $510,002. (xx)	$500,000	$500,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $4,647,030, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $4,739,709. (xx)	4,646,772	4,646,772
Macquarie Bank Ltd.,
0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Macquarie Bank Ltd.,
0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,100,128, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,122,568. (xx)	1,100,000	1,100,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $900,057, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $918,465. (xx)	900,000	900,000
Natixis,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	2,000,000	2,000,000
Nomura Securities Co. Ltd.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $2,000,100, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $2,040,000. (xx)	$2,000,000	$2,000,000
Societe Generale SA,
0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	2,000,000	2,000,000
Societe Generale SA,
0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		24,046,772

Total Short-Term Investments (1.7%) (Cost $80,845,034)		80,853,153

Total Investments (100.6%) (Cost $2,614,840,982)		4,812,850,357
Other Assets Less Liabilities (-0.6%)		(28,941,328)

Net Assets (100%)		$4,783,909,029

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $15,976,020.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $23,345,677. This was secured by cash collateral of $24,046,772 which was subsequently invested in joint repurchase agreements with a total value of $24,046,772, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,481 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/17 - 8/15/46.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	464	March-17	$51,641,309	$51,879,840	$238,531

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$571,637,331	$—	$—	$571,637,331
Consumer Staples	442,611,080	—	—	442,611,080
Energy	355,480,962	—	—	355,480,962
Financials	705,000,119	—	—	705,000,119
Health Care	643,996,488	—	—	643,996,488
Industrials	487,310,747	—	—	487,310,747
Information Technology	981,201,051	—	—	981,201,051
Materials	134,099,305	—	—	134,099,305
Real Estate	135,898,498	—	—	135,898,498
Telecommunication Services	125,412,398	—	—	125,412,398
Utilities	149,349,225	—	—	149,349,225
Futures	238,531	—	—	238,531
Short-Term Investments
Investment Companies	56,806,381	—	—	56,806,381
Repurchase Agreements	—	24,046,772	—	24,046,772

Total Assets	$4,789,042,116	$24,046,772	$—	$4,813,088,888

Total Liabilities	$—	$—	$—	$—

Total	$4,789,042,116	$24,046,772	$—	$4,813,088,888

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$238,531	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$4,764,749

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$338,094

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $35,990,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$242,691,032
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$242,487,438

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,317,415,244
Aggregate gross unrealized depreciation	(148,247,178)

Net unrealized appreciation	$2,169,168,066

Federal income tax cost of investments	$2,643,682,291

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $2,590,794,210)	$4,788,803,585
Repurchase Agreements (Cost $24,046,772)	24,046,772
Dividends, interest and other receivables	6,050,593
Receivable from Separate Accounts for Trust shares sold	1,477,528
Securities lending income receivable	17,025
Other assets	14,517

Total assets	4,820,410,020

LIABILITIES
Payable for return of collateral on securities loaned	24,046,772
Payable to Separate Accounts for Trust shares redeemed	9,844,876
Investment management fees payable	966,782
Distribution fees payable – Class IB	584,961
Administrative fees payable	399,619
Distribution fees payable – Class IA	368,385
Due to broker for futures variation margin	206,479
Trustees’ fees payable	10,079
Accrued expenses	73,038

Total liabilities	36,500,991

NET ASSETS	$4,783,909,029

Net assets were comprised of:
Paid in capital	$2,613,511,851
Accumulated undistributed net investment income (loss)	2,892,008
Accumulated undistributed net realized gain (loss) on investments and futures	(30,742,736)
Net unrealized appreciation (depreciation) on investments and futures	2,198,247,906

Net assets	$4,783,909,029

Class IA
Net asset value, offering and redemption price per share, $1,732,371,302 / 46,435,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.31

Class IB
Net asset value, offering and redemption price per share, $2,766,808,837 / 74,543,711 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.12

Class K
Net asset value, offering and redemption price per share, $284,728,890 / 7,639,128 shares outstanding (unlimited amount authorized: $0.01 par value)	$37.27

(x)	Includes value of securities on loan of $23,345,677.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $11,783 foreign withholding tax)	$97,738,769
Interest	15,908
Securities lending (net)	238,862

Total income	97,993,539

EXPENSES
Investment management fees	10,812,280
Distribution fees – Class IB	6,381,178
Administrative fees	4,476,796
Distribution fees – Class IA	4,079,322
Printing and mailing expenses	299,508
Professional fees	156,090
Custodian fees	122,800
Trustees’ fees	100,612
Miscellaneous	101,156

Total expenses	26,529,742

NET INVESTMENT INCOME (LOSS)	71,463,797

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	62,764,406
Futures	4,764,749

Net realized gain (loss)	67,529,155

Change in unrealized appreciation (depreciation) on:
Investments	342,659,081
Futures	338,094

Net change in unrealized appreciation (depreciation)	342,997,175

NET REALIZED AND UNREALIZED GAIN (LOSS)	410,526,330

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$481,990,127

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$71,463,797	$72,656,375
Net realized gain (loss) on investments and futures	67,529,155	78,036,564
Net change in unrealized appreciation (depreciation) on investments and futures	342,997,175	(113,886,755)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	481,990,127	36,806,184

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(25,948,313)	(26,401,683)
Class IB	(41,249,794)	(40,832,482)
Class K	(4,996,995)	(5,194,803)

	(72,195,102)	(72,428,968)

Distributions from net realized capital gains
Class IA	(22,243,547)	(29,226,887)
Class IB	(35,542,411)	(45,437,741)
Class K	(3,664,723)	(4,982,516)

	(61,450,681)	(79,647,144)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(133,645,783)	(152,076,112)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,773,832 and 4,852,259 shares, respectively ]	170,072,089	172,848,454
Capital shares issued in reinvestment of dividends and distributions [ 1,281,545 and 1,644,354 shares, respectively ]	48,191,860	55,628,570
Capital shares repurchased [ (6,036,024) and (5,996,852) shares, respectively ]	(214,810,503)	(213,780,622)

Total Class IA transactions	3,453,446	14,696,402

Class IB
Capital shares sold [ 8,554,195 and 8,320,844 shares, respectively ]	303,217,254	294,807,483
Capital shares issued in reinvestment of dividends and distributions [ 2,052,537 and 2,562,790 shares, respectively ]	76,792,205	86,270,223
Capital shares repurchased [ (8,720,350) and (10,007,188) shares, respectively ]	(305,474,266)	(355,281,546)

Total Class IB transactions	74,535,193	25,796,160

Class K
Capital shares sold [ 831,856 and 1,370,626 shares, respectively ]	29,468,129	48,998,796
Capital shares issued in reinvestment of dividends and distributions [ 230,563 and 301,090 shares, respectively ]	8,661,718	10,177,319
Capital shares repurchased [ (1,430,950) and (1,079,286) shares, respectively ]	(50,530,021)	(38,787,670)

Total Class K transactions	(12,400,174)	20,388,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	65,588,465	60,881,007

TOTAL INCREASE (DECREASE) IN NET ASSETS	413,932,809	(54,388,921)
NET ASSETS:
Beginning of year	4,369,976,220	4,424,365,141

End of year (a)	$4,783,909,029	$4,369,976,220

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,892,008	$2,867,258

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$34.49	$35.46	$32.21	$24.83	$21.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.56	0.58	0.49	0.43	0.41
Net realized and unrealized gain (loss) on investments and futures	3.32	(0.32)	3.68	7.38	2.93

Total from investment operations	3.88	0.26	4.17	7.81	3.34

Less distributions:
Dividends from net investment income	(0.57)	(0.58)	(0.48)	(0.43)	(0.42)
Distributions from net realized gains	(0.49)	(0.65)	(0.44)	—	(0.01)

Total dividends and distributions	(1.06)	(1.23)	(0.92)	(0.43)	(0.43)

Net asset value, end of year	$37.31	$34.49	$35.46	$32.21	$24.83

Total return	11.24%	0.81%	12.96%	31.51%	15.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,732,371	$1,600,811	$1,628,300	$1,499,464	$1,200,443
Ratio of expenses to average net assets (f)	0.61%	0.61%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets (f)	1.59%	1.63%	1.44%	1.50%	1.70%
Portfolio turnover rate^	5%	5%	4%	5%	5%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$34.32	$35.29	$32.05	$24.71	$21.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.56	0.58	0.49	0.43	0.41
Net realized and unrealized gain (loss) on investments and futures	3.30	(0.32)	3.67	7.34	2.92

Total from investment operations	3.86	0.26	4.16	7.77	3.33

Less distributions:
Dividends from net investment income	(0.57)	(0.58)	(0.48)	(0.43)	(0.42)
Distributions from net realized gains	(0.49)	(0.65)	(0.44)	—	(0.01)

Total dividends and distributions	(1.06)	(1.23)	(0.92)	(0.43)	(0.43)

Net asset value, end of year	$37.12	$34.32	$35.29	$32.05	$24.71

Total return	11.22%	0.81%	12.98%	31.49%	15.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,766,809	$2,493,237	$2,533,152	$2,276,774	$1,705,859
Ratio of expenses to average net assets (f)	0.61%	0.61%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets (f)	1.59%	1.62%	1.44%	1.50%	1.70%
Portfolio turnover rate^	5%	5%	4%	5%	5%

See Notes to Financial Statements.

1018

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$34.46	$35.46	$32.20	$24.83	$21.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.65	0.67	0.58	0.50	0.47
Net realized and unrealized gain (loss) on investments and futures	3.32	(0.35)	3.69	7.39	2.94

Total from investment operations	3.97	0.32	4.27	7.89	3.41

Less distributions:
Dividends from net investment income	(0.67)	(0.67)	(0.57)	(0.52)	(0.49)
Distributions from net realized gains	(0.49)	(0.65)	(0.44)	—	(0.01)

Total dividends and distributions	(1.16)	(1.32)	(1.01)	(0.52)	(0.50)

Net asset value, end of year	$37.27	$34.46	$35.46	$32.20	$24.83

Total return	11.50%	0.99%	13.28%	31.80%	15.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$284,729	$275,928	$262,913	$212,945	$182,765
Ratio of expenses to average net assets (f)	0.36%	0.36%	0.37%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets (f)	1.84%	1.88%	1.70%	1.75%	1.95%
Portfolio turnover rate^	5%	5%	4%	5%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1019

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	7.69%	5.58%	4.37%
Portfolio – Class IB Shares	7.65	5.58	4.24
Portfolio – Class K Shares**	7.98	5.84	5.76
S&P 500 Index	11.96	14.66	6.95
S&P Long-Only Merger Arbitrage Index	4.00	3.98	3.85

*   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.65% for the year ended December 31, 2016. The Portfolio’s benchmarks, S&P 500 Index and S&P Long-Only Merger Arbitrage Index returned 11.96% and 4.00%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio benefited from the robust deal environment, including AT&T’s proposed takeover of Time Warner late in the year, continuing the pursuit of content assets by mobile providers. Other deals announced during the year in the portfolio included LANXESS AG’s takeover of Chemtura, Hallmark buying Crown Media, Couche-Tard’s purchase of CST Brands and Nexstar’s acquisition of Media General.

•

Industrials and materials sector performance was strong despite a rising dollar as infrastructure and defense companies including CIRCOR, Xylem and Vulcan Materials were up due to expected increases in fiscal spending.

•

Navistar, the only manufacturer of Class 8 trucks in the North American Commercial Truck Market that does not have a global parent, nearly doubled during the year as Volkswagen announced it was buying a stake in the company to enter the U.S. truck market.

•	National Fuel Gas was up over 30% as utilities companies benefited from consolidation in the industry and anticipation of a more relaxed regulatory environment with the new administration.

What hurt performance during the year:

•	Hertz Global Holdings was down following the spinoff of its equipment rental business this year due to softer European travel and some concerns about the pace of industry pricing movement.

•	Liberty Global declined slightly this year due to concerns about the broader European environment, U.K. broadband competition and a stronger dollar.

•

Advertising holding company Interpublic Group was off slightly for the year, driven by global geopolitical uncertainties and lower organic growth in the U.S., though the company’s results were better than its peers and management continued to buy back stock.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

Corporate tax reform has been on the Washington agenda for many years, but with the Executive and Legislative branches in the hands of one party, it could finally become a reality. With many details to be reconciled, a reduction in corporate tax rates from 35% to 25% or even lower, combined with a change to the current global system that taxes profits wherever they are earned, could lead to higher earnings. Increased fiscal stimulus in the form of increased infrastructure and defense spending could also boost gross domestic product (GDP) growth, but may also be limited by Republican concerns about the size of the deficit and the practical scarcity of shovel-ready projects. A more relaxed regulatory environment and vision for anti-trust enforcement appear to have awakened the animal spirits of the business community.

In our view, more accommodative regulatory agencies, a potential windfall of repatriated offshore cash and historically low but prospectively higher interest rates could continue to drive mergers and acquisitions and benefit our style of investing. We believe we are generally well-positioned for almost any economic environment.

1020

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Consumer Discretionary	17.0%
Industrials	10.4
Utilities	9.7
Materials	9.5
Consumer Staples	9.1
Information Technology	8.1
Telecommunication Services	7.0
Financials	6.3
Health Care	6.2
Repurchase Agreements	2.8
Real Estate	1.9
Energy	0.8
Investment Companies	0.6
Cash and Other	10.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,048.73	$6.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.39	6.81
Class IB
Actual	1,000.00	1,048.18	6.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.39	6.81
Class K
Actual	1,000.00	1,050.11	5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.55

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.34%, 1.34% and 1.09%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1021

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.0%)
Auto Components (0.5%)
Calsonic Kansei Corp.	30,000	$459,208
Federal-Mogul Holdings Corp. (x)*	70,000	721,700

		1,180,908

Diversified Consumer Services (0.7%)
LifeLock, Inc. (x)*	75,000	1,794,000

Hotels, Restaurants & Leisure (0.3%)
Belmond Ltd., Class A*	38,000	507,300
Dover Motorsports, Inc.	80,216	184,497
Eldorado Resorts, Inc. (x)*	6,000	101,700
International Game Technology plc	1	18

		793,515

Household Durables (4.5%)
Bang & Olufsen A/S*	4,000	45,310
Harman International Industries, Inc.	70,000	7,781,200
Lennar Corp., Class B (x)	22,000	759,000
Nobility Homes, Inc.*	8,000	126,000
Sony Corp. (ADR)	46,000	1,289,380
WCI Communities, Inc.*	50,000	1,172,500

		11,173,390

Internet & Direct Marketing Retail (0.1%)
Blue Nile, Inc.	2,670	108,482

Media (8.1%)
ACME Communications, Inc.*	38,000	1,596
AMC Networks, Inc., Class A*	3,500	183,190
Beasley Broadcast Group, Inc., Class A	50,457	312,834
Clear Channel Outdoor Holdings, Inc., Class A	371,804	1,877,610
DISH Network Corp., Class A*	10,000	579,300
EW Scripps Co. (The), Class A*	145,000	2,802,850
Interpublic Group of Cos., Inc. (The)	100,000	2,341,000
Liberty Broadband Corp., Class A*	250	18,115
Liberty Broadband Corp., Class C*	353	26,147
Liberty Global plc, Class A*	15,000	458,850
Liberty Global plc*	25,000	742,500
Liberty Global plc LiLAC, Class A*	3,100	68,076
Liberty Global plc LiLAC, Class C*	5,043	106,760
Liberty Media Corp-Liberty Braves, Class A*	1,000	20,490
Liberty Media Corp-Liberty Braves, Class C*	2,005	41,283
Liberty Media Corp-Liberty Media, Class A*	250	7,838
Liberty Media Corp-Liberty Media, Class C*	250	7,832
Loral Space & Communications, Inc.*	20,000	821,000
Media General, Inc.*	130,000	2,447,900
Meredith Corp.	1,000	$59,150
Salem Media Group, Inc.	22,600	141,250
Sky plc	50,000	610,654
Telenet Group Holding NV*	30,000	1,664,871
Time Warner, Inc.	48,000	4,633,440
tronc, Inc. (x)	2,000	27,740

		20,002,276

Specialty Retail (2.8%)
Cabela’s, Inc.*	38,000	2,224,900
CST Brands, Inc.	100,000	4,815,000

		7,039,900

Total Consumer Discretionary		42,092,471

Consumer Staples (9.1%)
Food & Staples Retailing (2.4%)
Rite Aid Corp.*	715,000	5,891,600

Food Products (6.6%)
GrainCorp Ltd., Class A	52,000	358,747
Hershey Co. (The)	3,300	341,319
Mondelez International, Inc., Class A	15,000	664,950
Parmalat SpA	780,000	2,432,000
Premier Foods plc*	2,000,000	1,152,294
Snyder’s-Lance, Inc.	10,000	383,400
Tootsie Roll Industries, Inc. (x)	42,001	1,669,540
Warrnambool Cheese & Butter Factory Co. Holdings Ltd.*	20,625	107,165
WhiteWave Foods Co. (The)*	166,000	9,229,600

		16,339,015

Personal Products (0.1%)
Avon Products, Inc.*	75,000	378,000

Total Consumer Staples		22,608,615

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Alvopetro Energy Ltd.*	320,000	56,009
Etablissements Maurel et Prom*	200	888
Gulf Coast Ultra Deep Royalty Trust*	500,000	72,500
Whiting Petroleum Corp.*	35,000	420,700

Total Energy		550,097

Financials (6.3%)
Banks (1.3%)
BB&T Corp.	17,000	799,340
Flushing Financial Corp.	62,000	1,822,180
Sterling Bancorp	30,000	702,000

		3,323,520

Capital Markets (0.0%)
BKF Capital Group, Inc.*	1,200	9,600
Nordnet AB, Class B	5,500	22,518

		32,118

Diversified Financial Services (0.2%)
Kinnevik AB, Class B*	20,000	479,222

See Notes to Financial Statements.

1022

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Insurance (2.7%)
Allied World Assurance Co. Holdings AG	4,500	$241,695
Aspen Insurance Holdings Ltd.	3,000	165,000
Delta Lloyd NV	120,000	671,633
Endurance Specialty Holdings Ltd.	60,000	5,544,000
Patriot National, Inc. (x)*	100	465
Topdanmark A/S*	400	10,155

		6,632,948

Thrifts & Mortgage Finance (2.1%)
Astoria Financial Corp.	280,000	5,222,000
EverBank Financial Corp.	1,000	19,450

		5,241,450

Total Financials		15,709,258

Health Care (6.0%)
Biotechnology (0.4%)
Actelion Ltd. (Registered)*	2,000	433,075
Grifols SA (ADR)	30,000	482,100

		915,175

Health Care Equipment & Supplies (1.7%)
Alere, Inc.*	35,000	1,363,950
Exactech, Inc.*	10,000	273,000
ICU Medical, Inc.*	4,000	589,400
Vascular Solutions, Inc.*	35,000	1,963,500

		4,189,850

Health Care Providers & Services (2.5%)
Chemed Corp.	700	112,287
Cigna Corp.	4,700	626,933
Humana, Inc.	1,800	367,254
Team Health Holdings, Inc.*	100,000	4,345,000
Universal American Corp.*	83,600	831,820

		6,283,294

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	16,000	728,960
Illumina, Inc.*	400	51,216

		780,176

Pharmaceuticals (1.1%)
Allergan plc*	11,000	2,310,110
Depomed, Inc. (x)*	15,000	270,300
Mylan NV*	6,500	247,975

		2,828,385

Total Health Care		14,996,880

Industrials (10.4%)
Aerospace & Defense (0.2%)
B/E Aerospace, Inc.	6,500	391,235

Air Freight & Logistics (0.0%)
Park-Ohio Holdings Corp.	2,500	106,500

Building Products (0.1%)
Fortune Brands Home & Security, Inc.	5,000	267,300

Commercial Services & Supplies (0.1%)
G&K Services, Inc., Class A	3,500	337,575

Machinery (7.5%)
CIRCOR International, Inc.	5,000	$324,400
CLARCOR, Inc.	70,000	5,772,900
Haldex AB	28,700	366,996
Joy Global, Inc.	225,000	6,300,000
KUKA AG*	200	24,179
Mueller Industries, Inc.	8,000	319,680
Mueller Water Products, Inc., Class A	10,000	133,100
Navistar International Corp. (x)*	103,000	3,231,110
SLM Solutions Group AG*	2,400	82,107
Xylem, Inc.	40,000	1,980,800

		18,535,272

Road & Rail (0.6%)
Hertz Global Holdings, Inc.*	70,000	1,509,200

Trading Companies & Distributors (1.9%)
Brammer plc*	11,000	22,402
Herc Holdings, Inc.*	75,000	3,012,000
Kaman Corp. (x)	32,000	1,565,760
Lavendon Group plc	10,500	34,162

		4,634,324

Transportation Infrastructure (0.0%)
exactEarth Ltd.*	9,101	14,302

Total Industrials		25,795,708

Information Technology (8.1%)
Communications Equipment (3.1%)
Brocade Communications Systems, Inc.	450,000	5,620,500
Digi International, Inc.*	20,700	284,625
Harris Corp.	16,000	1,639,520

		7,544,645

Electronic Equipment, Instruments & Components (1.8%)
Axis Communications AB	72,800	2,721,630
e2v technologies plc	165,000	555,134
InvenSense, Inc.*	100,000	1,279,000

		4,555,764

Internet Software & Services (0.1%)
Intralinks Holdings, Inc.*	21,000	283,920

IT Services (0.3%)
Ausy*	13,000	750,592
Datalink Corp.*	5,000	56,300
NeuStar, Inc., Class A*	500	16,700

		823,592

Semiconductors & Semiconductor Equipment (1.4%)
AIXTRON SE*	22,800	74,377
Applied Micro Circuits Corp.*	1,000	8,250
Intersil Corp., Class A	40,000	892,000
NXP Semiconductors NV*	24,000	2,352,240

		3,326,867

Software (1.4%)
Dell Technologies, Inc., Class V*	4,043	222,244
Mentor Graphics Corp.	88,600	3,268,454

		3,490,698

Total Information Technology		20,025,486

See Notes to Financial Statements.

1023

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Materials (9.5%)
Chemicals (7.3%)
Canexus Corp.	150,000	$182,103
Chemtura Corp.*	175,000	5,810,000
Ferro Corp.*	10,000	143,300
International Flavors & Fragrances, Inc.	9,000	1,060,470
Linde AG	6,000	985,912
Monsanto Co.	8,000	841,680
Syngenta AG (ADR)	6,300	498,015
Valspar Corp. (The)	83,000	8,599,630

		18,121,110

Construction Materials (1.2%)
Headwaters, Inc.*	1,300	30,576
Vulcan Materials Co.	24,000	3,003,600

		3,034,176

Containers & Packaging (0.4%)
Greif, Inc., Class A	4,000	205,240
Myers Industries, Inc.	55,000	786,500

		991,740

Metals & Mining (0.4%)
Alamos Gold, Inc., Class A	12,000	82,080
AuRico Metals, Inc.*	8,876	6,589
Osisko Gold Royalties Ltd. (x)	28,000	272,982
Pan American Silver Corp.	30,000	452,463
Yamana Gold, Inc.	10,000	28,079

		842,193

Paper & Forest Products (0.2%)
Norbord, Inc.	21,000	530,377

Total Materials		23,519,596

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Ryman Hospitality Properties, Inc. (REIT)	75,000	4,725,750

Real Estate Management & Development (0.0%)
Conwert Immobilien Invest SE*†	1,000	15,310

Total Real Estate		4,741,060

Telecommunication Services (6.6%)
Diversified Telecommunication Services (2.9%)
Asia Satellite Telecommunications Holdings Ltd.*	65,000	80,972
Cincinnati Bell, Inc.*	60,000	1,341,000
Inteliquent, Inc.	79,400	1,819,848
Koninklijke KPN NV	100,000	296,216
Level 3 Communications, Inc.*	65,000	3,663,400

		7,201,436

Wireless Telecommunication Services (3.7%)
Millicom International Cellular SA	46,000	1,948,100
Telephone & Data Systems, Inc.	16,000	461,920
T-Mobile US, Inc.*	70,000	4,025,700
United States Cellular Corp.*	62,000	2,710,640

		9,146,360

Total Telecommunication Services		16,347,796

Utilities (9.7%)
Electric Utilities (7.4%)
Avangrid, Inc.	8,000	$303,040
Empire District Electric Co. (The)	200,000	6,818,000
Hawaiian Electric Industries, Inc.	9,000	297,630
PNM Resources, Inc.	22,000	754,600
Westar Energy, Inc.	180,000	10,143,000

		18,316,270

Gas Utilities (1.3%)
Gas Natural, Inc.	75,000	941,250
National Fuel Gas Co.	42,000	2,378,880

		3,320,130

Independent Power and Renewable Electricity Producers (0.0%)
Alerion Cleanpower SpA	11,000	34,506

Multi-Utilities (0.0%)
Engie SA*†	3,801	—

Water Utilities (1.0%)
Severn Trent plc	90,000	2,464,553

Total Utilities		24,135,459

Total Common Stocks (84.8%) (Cost $198,638,920)		210,522,426

MASTER LIMITED PARTNERSHIP:
Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Columbia Pipeline Partners LP	90,068	1,544,666

Total Master Limited Partnership (0.6%) (Cost $1,544,216)		1,544,666

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley subsidiary) (Contingent Value Shares)*†	350,000	133,000
Safeway, Inc. (PDC subsidiary) (Contingent Value Shares)*†	350,000	17,080

Total Consumer Staples		150,080

Health Care (0.2%)
Biotechnology (0.1%)
Ambit Biosciences, Corp. (Contingent Value Shares)*†	20,000	9,000
Chelsea Therapeutics, Inc. (Contingent Value Shares) (x)*†	12,000	720
Durata Therapeutics, Inc. (Contingent Value Shares)*†	20,000	2,400
Dyax Corp. (Contingent Value Shares)*†	116,000	96,570
Prosensa Holdings NV (Contingent Value Shares) (x)*†	40,000	—
Tobira Therapeutics, Inc. (Contingent Value Shares) (x)*†	15,000	154,575
Trius Therapeutics, Inc. (Contingent Value Shares)*†	200,000	19,500

		282,765

See Notes to Financial Statements.

1024

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)
Health Care Equipment & Supplies (0.0%)
Synergetics USA, Inc. (Contingent Value Shares)*†	479,184	$68,284
Wright Medical Group NV, expiring 3/1/19*	5,000	6,600

		74,884

Health Care Providers & Services (0.0%)
American Medical Alert Corp. (Contingent Value Shares)*†	140,898	1,057

Pharmaceuticals (0.1%)
Adolor (Contingent Value Shares)*†	40,000	15,600
Furiex Pharmaceuticals, Inc. (Contingent Value Shares)*†	10,000	—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	100	45
Teva Pharmaceutical Industries Ltd. (Contingent Value Shares)*†	250,000	99,375

		115,020

Total Health Care		473,726

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares) (x)*†	320,000	—

Total Information Technology		—

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	430,000	967,500

Total Telecommunication Services		967,500

Total Rights (0.6%) (Cost $—)		1,591,306

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Kinder Morgan, Inc., expiring 5/25/17*	20,000	110

Total Energy		110

Materials (0.0%)
Metals & Mining (0.0%)
HudBay Minerals, Inc., expiring 7/20/18*	850	288

Total Materials		288

Total Warrants (0.0%) (Cost $887)		398

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	1,571,394	1,571,865

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.8%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $13,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $13,260. (xx)	$13,000	$13,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $300,032, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $306,001. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,500,175, collateralized by various Common Stocks; total market value $1,667,333. (xx)	1,500,000	1,500,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,536,917, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,567,569. (xx)	1,536,832	1,536,832
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

1025

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EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $400,034, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	$400,000	$400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $500,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $102,006. (xx)	100,000	100,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $110,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $112,200. (xx)	110,000	110,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $500,025, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $510,000. (xx)	500,000	500,000

Total Repurchase Agreements		6,859,832

Total Short-Term Investments (3.4%) (Cost $8,431,226)		8,431,697

Total Investments (89.4%) (Cost $208,615,249)		222,090,493
Other Assets Less Liabilities (10.6%)		26,227,746

Net Assets (100%)		$248,318,239

*	Non-income producing.
†	Securities (totaling $1,600,016 or 0.6% of net assets) held at fair value by management.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $6,641,309. This was secured by cash collateral of $6,859,832 which was subsequently invested in joint repurchase agreements with a total value of $6,859,832, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1026

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EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(b)		Total
Assets:
Common Stocks
Consumer Discretionary	$39,184,831	$2,907,640	$—		$42,092,471
Consumer Staples	18,558,409	4,050,206	—		22,608,615
Energy	549,209	888	—		550,097
Financials	14,516,130	1,193,128	—		15,709,258
Health Care	14,563,805	433,075	—		14,996,880
Industrials	25,265,862	529,846	—		25,795,708
Information Technology	15,923,753	4,101,733	—		20,025,486
Materials	22,533,684	985,912	—		23,519,596
Real Estate	4,725,750	—	15,310		4,741,060
Telecommunication Services	15,970,608	377,188	—		16,347,796
Utilities	21,636,400	2,499,059	—	(c)	24,135,459
Master Limited Partnerships
Energy	1,544,666	—	—		1,544,666
Rights
Consumer Staples	—	—	150,080		150,080
Health Care	6,600	—	467,126		473,726
Information Technology	—	—	—	(c)	—	(c)
Telecommunication Services	—	—	967,500		967,500
Short-Term Investments
Investment Companies	1,571,865	—	—		1,571,865
Repurchase Agreements	—	6,859,832	—		6,859,832
Warrants
Energy	110	—	—		110
Materials	288	—	—		288

Total Assets	$196,551,970	$23,938,507	$1,600,016		$222,090,493

Total Liabilities	$—	$—	$—		$—

Total	$196,551,970	$23,938,507	$1,600,016		$222,090,493

(a)	Securities with a market value of $497,331 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $9,000 transferred from Level 2 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

See Notes to Financial Statements.

1027

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EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$400,459,647
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$403,037,281

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,231,309
Aggregate gross unrealized depreciation	(11,629,912)

Net unrealized appreciation	$12,601,397

Federal income tax cost of investments	$209,489,096

For the year ended December 31, 2016, the Portfolio incurred approximately $228,803 as brokerage commissions with G. Research,

an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $201,755,417)	$215,230,661
Repurchase Agreements (Cost $6,859,832)	6,859,832
Cash	35,983,808
Due from Custodian	365,656
Receivable for securities sold	282,147
Dividends, interest and other receivables	247,618
Receivable from Separate Accounts for Trust shares sold	32,153
Securities lending income receivable	5,522
Other assets	877

Total assets	259,008,274

LIABILITIES
Foreign currency overdraft payable	43
Payable for return of collateral on securities loaned	6,859,832
Payable for securities purchased	3,323,739
Investment management fees payable	188,447
Payable to Separate Accounts for Trust shares redeemed	183,583
Distribution fees payable – Class IB	44,511
Administrative fees payable	20,629
Distribution fees payable – Class IA	3,137
Trustees’ fees payable	762
Accrued expenses	65,352

Total liabilities	10,690,035

NET ASSETS	$248,318,239

Net assets were comprised of:
Paid in capital	$234,349,041
Accumulated undistributed net investment income (loss)	8,050
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	486,807
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,474,341

Net assets	$248,318,239

Class IA
Net asset value, offering and redemption price per share, $14,950,887 / 1,154,670 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.95

Class IB
Net asset value, offering and redemption price per share, $210,957,037 / 16,373,581 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.88

Class K
Net asset value, offering and redemption price per share, $22,410,315 / 1,715,846 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.06

(x)	Includes value of securities on loan of $6,641,309.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $28,847 foreign withholding tax)	$3,306,548
Interest	83,555
Securities lending (net)	45,165

Total income	3,435,268

EXPENSES
Investment management fees	2,246,632
Distribution fees – Class IB	535,022
Administrative fees	250,754
Professional fees	84,557
Custodian fees	66,000
Distribution fees – Class IA	35,455
Printing and mailing expenses	16,732
Trustees’ fees	5,719
Miscellaneous	18,071

Total expenses	3,258,942

NET INVESTMENT INCOME (LOSS)	176,326

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	10,848,963
Net distributions of realized gain received from underlying funds	206
Foreign currency transactions	(412,715)

Net realized gain (loss)	10,436,454

Change in unrealized appreciation (depreciation) on:
Investments	7,673,844
Foreign currency translations	320

Net change in unrealized appreciation (depreciation)	7,674,164

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,110,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,286,944

See Notes to Financial Statements.

1029

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EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$176,326	$5,108
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	10,436,454	14,204,983
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,674,164	(7,614,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,286,944	6,596,000

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(888)	—
Class IB	(12,644)	—
Class K	(56,776)	—

	(70,308)	—

Distributions from net realized capital gains
Class IA	(737,385)	(632,395)
Class IB	(10,613,231)	(10,271,314)
Class K	(1,085,028)	(875,320)

	(12,435,644)	(11,779,029)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,505,952)	(11,779,029)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 188,029 and 266,703 shares, respectively ]	2,417,393	3,502,161
Capital shares issued in reinvestment of distributions [ 56,992 and 50,611 shares, respectively ]	738,273	632,395
Capital shares repurchased [ (184,104) and (225,380) shares, respectively ]	(2,363,099)	(2,972,651)

Total Class IA transactions	792,567	1,161,905

Class IB
Capital shares sold [ 1,015,992 and 1,391,252 shares, respectively ]	12,977,246	18,133,663
Capital shares issued in reinvestment of distributions [ 824,194 and 825,781 shares, respectively ]	10,625,875	10,271,314
Capital shares repurchased [ (3,187,966) and (3,540,494) shares, respectively ]	(40,671,685)	(46,259,562)

Total Class IB transactions	(17,068,564)	(17,854,585)

Class K
Capital shares sold [ 253,001 and 405,040 shares, respectively ]	3,279,600	5,257,193
Capital shares issued in reinvestment of distributions [ 87,388 and 69,490 shares, respectively ]	1,141,804	875,320
Capital shares repurchased [ (289,070) and (317,581) shares, respectively ]	(3,762,569)	(4,218,888)

Total Class K transactions	658,835	1,913,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,617,162)	(14,779,055)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,836,170)	(19,962,084)
NET ASSETS:
Beginning of year	258,154,409	278,116,493

End of year (a)	$248,318,239	$258,154,409

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$8,050	$645

See Notes to Financial Statements.

1030

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014	2013		2012
Net asset value, beginning of year	$12.65		$12.95		$13.25	$12.56		$12.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	###	—	#	(0.03)	—	#,##	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96		0.30		0.27	1.36		0.65

Total from investment operations	0.97		0.30		0.24	1.36		0.64

Less distributions:
Dividends from net investment income	—	#	—		—	(0.01)		—
Distributions from net realized gains	(0.67)		(0.60)		(0.54)	(0.66)		(0.28)

Total dividends and distributions	(0.67)		(0.60)		(0.54)	(0.67)		(0.28)

Net asset value, end of year	$12.95		$12.65		$12.95	$13.25		$12.56

Total return	7.69	%(jj)	2.42	%(dd)	1.87%	10.93%		5.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,951		$13,834		$12,973	$10,742		$7,134
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.33%		1.31%		1.31%	1.30%		1.31%
Before fees paid indirectly (f)	1.33%		1.31%		1.31%	1.32%		1.32%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.04	%(mm)	(0.01	)%(gg)	(0.20)%	0.03	%(aa)	(0.04)%
Before fees paid indirectly (f)	0.04	%(mm)	(0.01	)%(gg)	(0.20)%	0.02	%(aa)	(0.05)%
Portfolio turnover rate^	198%		199%		224%	272%		285%

	Year Ended December 31,
Class IB	2016		2015		2014	2013		2012
Net asset value, beginning of year	$12.59		$12.89		$13.19	$12.51		$12.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	###	—	#	(0.03)	0.01	##	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95		0.30		0.27	1.34		0.65

Total from investment operations	0.96		0.30		0.24	1.35		0.64

Less distributions:
Dividends from net investment income	—	#	—		—	(0.01)		—
Distributions from net realized gains	(0.67)		(0.60)		(0.54)	(0.66)		(0.28)

Total dividends and distributions	(0.67)		(0.60)		(0.54)	(0.67)		(0.28)

Net asset value, end of year	$12.88		$12.59		$12.89	$13.19		$12.51

Total return	7.65	%(kk)	2.43	%(ee)	1.88%	10.89%		5.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$210,957		$223,093		$245,516	$261,266		$238,695
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.33%		1.31%		1.31%	1.30%		1.31%
Before fees paid indirectly (f)	1.33%		1.31%		1.31%	1.32%		1.32%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.05	%(nn)	(0.02	)%(hh)	(0.22)%	0.06	%(bb)	(0.06)%
Before fees paid indirectly (f)	0.05	%(nn)	(0.02	)%(hh)	(0.22)%	0.05	%(bb)	(0.07)%
Portfolio turnover rate^	198%		199%		224%	272%		285%

See Notes to Financial Statements.

1031

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014	2013		2012
Net asset value, beginning of year	$12.75		$13.02		$13.29	$12.59		$12.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	###	0.03		0.01	0.04	##	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97		0.30		0.26	1.37		0.65

Total from investment operations	1.01		0.33		0.27	1.41		0.67

Less distributions:
Dividends from net investment income	(0.03)		—		—	(0.05)		—
Distributions from net realized gains	(0.67)		(0.60)		(0.54)	(0.66)		(0.28)

Total dividends and distributions	(0.70)		(0.60)		(0.54)	(0.71)		(0.28)

Net asset value, end of year	$13.06		$12.75		$13.02	$13.29		$12.59

Total return	7.98	%(ll)	2.64	%(ff)	2.09%	11.26%		5.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,410		$21,227		$19,627	$17,365		$11,353
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.08%		1.06%		1.06%	1.05%		1.06%
Before fees paid indirectly (f)	1.08%		1.06%		1.06%	1.07%		1.07%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.30	%(oo)	0.24	%(ii)	0.04%	0.27	%(cc)	0.19%
Before fees paid indirectly (f)	0.30	%(oo)	0.24	%(ii)	0.04%	0.26	%(cc)	0.18%
Portfolio turnover rate^	198%		199%		224%	272%		285%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA, Class IB and K respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.02%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.23%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.22)% after fees paid indirectly and (0.22)% before fees paid indirectly.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.23)% after fees paid indirectly and (0.23)% before fees paid indirectly.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.03% after fees paid indirectly and 0.03% before fees paid indirectly.
(jj)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44%.
(kk)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.40%.
(ll)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.73%.
(mm)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.11)% for income after fees paid indirectly and (0.11)% before fees paid indirectly.
(nn)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.10)% for income after fees paid indirectly and (0.10)% before fees paid indirectly.
(oo)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.14% for income after fees paid indirectly and 0.14% before fees paid indirectly.

See Notes to Financial Statements.

1032

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	23.27%	14.46%	10.55%
Portfolio – Class IB Shares	23.28	14.46	10.43
Portfolio – Class K Shares**	23.59	14.74	15.65
Russell 2000® Value Index	31.74	15.07	6.26

*   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.28% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 31.74% over the same period.

Portfolio Highlights

What helped performance during the year:

•

2016 was the third highest period for deal activity since 1980, with $3.7 trillion in worldwide deals during the year. The portfolio benefited from over 15 announced deals this year, including Chemtura by LANXESS AG, WhiteWave Foods by Danone, Boulder Brands by Pinnacle Foods and Nexstar acquiring Media General.

•

Industrial sector performance soared despite a strengthening dollar as defense and infrastructure companies including Curtiss Wright, Crane, CIRCOR, United Rentals and Astec Industries were up due to expected increases in fiscal spending.

•

Navistar, the only manufacturer of Class 8 trucks in the North American Commercial Truck Market that does not have a global parent, more than doubled during the year as Volkswagen announced it was buying a stake in the company to enter the U.S. truck market.

•

Southwest Gas, National Fuel Gas and Westar Energy were all up over 30% as utilities companies benefited from consolidation in the industry and anticipation of a more relaxed regulatory environment with the new administration.

What hurt performance during the year:

•	The Portfolio was underweight financials which performed well during the year due to the widely expected rate increase in December and several additional rate increases expected for 2017.

•

Edgewell Personal Care was down slightly in 2016 in the year following its spinoff from Energizer, though management is focused on restoring revenue after short-term transition issues and tightening margins in the shaving business.

•	A lower weighting in information technology was a detractor to performance this year.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

Corporate tax reform has been on the Washington agenda for many years, but with the Executive and Legislative branches in the hands of one party, it could finally become a reality. With many details to be reconciled, a reduction in corporate tax rates from 35% to 25% or even lower, combined with a change to the current global system that taxes profits wherever they are earned, could lead to higher earnings. Increased fiscal stimulus in the form of increased infrastructure and defense spending could also boost gross domestic product (GDP) growth, but may also be limited by Republican concerns about the size of the deficit and the practical scarcity of shovel-ready projects. A more relaxed regulatory environment and vision for anti-trust enforcement appear to have awakened the animal spirits of the business community.

1033

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

We believe we are generally well-positioned for almost any economic environment. Our holdings tend to be domestically focused with strong franchises and often pricing power. We have never been top-down allocators, trying to chase every trend. Rather, we rely on fundamental bottom-up research informed by our view of the shifting political economic tides. We purchase and hold securities trading at discounts to their Private Market Values appropriate for their level of risk and seek to identify one or more catalysts that could close that valuation gap. Industry consolidation, financial engineering (e.g. spin-offs), changes in management and changes in regulation are just a few catalysts in which the portfolio is rich.

Sector Weightings as of December 31, 2016	% of Net Assets
Industrials	29.0%
Consumer Discretionary	21.9
Materials	8.7
Utilities	7.2
Consumer Staples	6.9
Repurchase Agreements	6.0
Information Technology	5.8
Health Care	5.4
Financials	4.8
Investment Companies	4.4
Real Estate	2.3
Energy	1.8
Telecommunication Services	1.5
Cash and Other	(5.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,165.10	$5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48
Class IB
Actual	1,000.00	1,165.01	5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48
Class K
Actual	1,000.00	1,166.50	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.97	4.21

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1034

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EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (21.9%)
Auto Components (4.9%)
Adient plc*	12,701	$744,278
BorgWarner, Inc.	258,000	10,175,520
Brembo SpA	245,000	14,829,207
Cooper Tire & Rubber Co.	118,000	4,584,300
Dana, Inc.	1,010,000	19,169,800
Federal-Mogul Holdings Corp.*	2,102,574	21,677,538
Gentex Corp.	258,000	5,080,020
Modine Manufacturing Co.*	655,058	9,760,364
SORL Auto Parts, Inc. (x)*	95,000	288,800
Spartan Motors, Inc.	290,000	2,682,500
Standard Motor Products, Inc.	147,000	7,823,340
Stoneridge, Inc.*	325,000	5,749,250
Strattec Security Corp.	135,400	5,456,620
Superior Industries International, Inc.	689,000	18,155,150
Tenneco, Inc.*	412,000	25,737,640

		151,914,327

Automobiles (0.1%)
Thor Industries, Inc.	4,000	400,200
Winnebago Industries, Inc.	100,000	3,165,000

		3,565,200

Distributors (0.1%)
Uni-Select, Inc.	60,000	1,317,842

Diversified Consumer Services (0.1%)
Ascent Capital Group, Inc., Class A*	107,000	1,739,820
Cambium Learning Group, Inc.*	195,000	973,050
Universal Technical Institute, Inc.	200,000	582,000

		3,294,870

Hotels, Restaurants & Leisure (5.2%)
Belmond Ltd., Class A*	350,000	4,672,500
Biglari Holdings, Inc.*	34,447	16,300,321
Boyd Gaming Corp.*	1,250,000	25,212,500
Canterbury Park Holding Corp.‡	315,000	3,276,000
Cheesecake Factory, Inc. (The)	476,000	28,502,880
Churchill Downs, Inc.	205,585	30,930,263
Cracker Barrel Old Country Store, Inc. (x)	6,000	1,001,880
Denny’s Corp.*	275,000	3,528,250
Dover Downs Gaming & Entertainment, Inc.*	100,000	103,000
Dover Motorsports, Inc.	644,116	1,481,467
Full House Resorts, Inc.*	100,000	240,000
Golden Entertainment, Inc.	100,000	1,211,000
International Speedway Corp., Class A	125,000	4,600,000
Las Vegas Sands Corp.	180,000	9,613,800
Marcus Corp. (The)	620,000	19,530,000
Nathan’s Famous, Inc.*	147,000	9,540,300
Penn National Gaming, Inc.*	20,000	$275,800
Speedway Motorsports, Inc.	54,000	1,170,180

		161,190,141

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	200,000	6,080,000
Cavco Industries, Inc.*	158,500	15,826,225
Harman International Industries, Inc.	70,000	7,781,200
Hunter Douglas NV	15,000	843,962
La-Z-Boy, Inc.	410,000	12,730,500
Lennar Corp., Class B	96,000	3,312,000
Nobility Homes, Inc.*	104,015	1,638,236
Skyline Corp.*	175,000	2,705,500

		50,917,623

Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	640,000	6,848,000
Lands’ End, Inc. (x)*	21,000	318,150
Liberty Expedia Holdings, Inc., Class A*	9,600	380,832
Liberty TripAdvisor Holdings, Inc., Class A*	24,000	361,200
Liberty Ventures*	14,400	530,928

		8,439,110

Leisure Products (0.3%)
Brunswick Corp.	60,000	3,272,400
Marine Products Corp. (x)	254,320	3,527,419
Universal Entertainment Corp.	70,000	2,021,390

		8,821,209

Media (6.0%)
ACME Communications, Inc.*	305,000	12,810
AMC Entertainment Holdings, Inc., Class A (x)	17,799	598,936
AMC Networks, Inc., Class A*	64,000	3,349,760
Beasley Broadcast Group, Inc., Class A	570,571	3,537,540
Clear Channel Outdoor Holdings, Inc., Class A	561,041	2,833,257
Cumulus Media, Inc., Class A*	1	1
Discovery Communications, Inc., Class A*	12,000	328,920
Discovery Communications, Inc., Class C*	35,000	937,300
DISH Network Corp., Class A*	15,000	868,950
Emmis Communications Corp., Class A*	18,000	59,040
EW Scripps Co. (The), Class A*	1,539,977	29,767,755
Gray Television, Inc.*	352,000	3,819,200
Gray Television, Inc., Class A*	4,000	41,600
Grupo Televisa SAB (ADR)	110,000	2,297,900
Il Sole 24 Ore SpA (x)*	150,000	58,185
IMAX Corp.*	40,000	1,256,000
Interpublic Group of Cos., Inc. (The)	880,000	20,600,800

See Notes to Financial Statements.

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EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Liberty Global plc, Class A*	97,471	$2,981,638
Liberty Global plc *	238,627	7,087,222
Liberty Global plc LiLAC, Class A*	39,149	859,712
Liberty Global plc LiLAC, Class C*	95,897	2,030,140
Liberty Media Corp-Liberty Braves, Class C*	42,039	865,583
Live Nation Entertainment, Inc.*	930,000	24,738,000
Loral Space & Communications, Inc.*	31,400	1,288,970
Madison Square Garden Co. (The), Class A*	188,333	32,300,993
Media General, Inc.*	977,500	18,406,325
Meredith Corp.	60,000	3,549,000
MSG Networks, Inc., Class A*	585,000	12,577,500
Salem Media Group, Inc.	660,000	4,125,000
Sinclair Broadcast Group, Inc., Class A	180,000	6,003,000
World Wrestling Entertainment, Inc., Class A (x)	18,000	331,200

		187,512,237

Multiline Retail (0.0%)
Bon-Ton Stores, Inc. (The) (x)*	535,000	786,450

Specialty Retail (3.1%)
Aaron’s, Inc.	380,000	12,156,200
AutoNation, Inc.*	423,000	20,578,950
Barnes & Noble Education, Inc.*	22,752	260,965
Barnes & Noble, Inc.	36,000	401,400
Bed Bath & Beyond, Inc.	38,000	1,544,320
Big 5 Sporting Goods Corp. (x)	74,000	1,283,900
Bowlin Travel Centers, Inc.*	76,000	128,440
GNC Holdings, Inc., Class A (x)	85,000	938,400
Monro Muffler Brake, Inc.	60,000	3,432,000
Murphy USA, Inc.*	4,400	270,468
O’Reilly Automotive, Inc.*	36,000	10,022,760
Penske Automotive Group, Inc.	468,000	24,261,120
Sally Beauty Holdings, Inc.*	490,000	12,945,800
Tractor Supply Co.	100,000	7,581,000
Vitamin Shoppe, Inc.*	77,000	1,828,750

		97,634,473

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	196,000	4,227,720
Movado Group, Inc.	63,000	1,811,250
Wolverine World Wide, Inc.	50,000	1,097,500

		7,136,470

Total Consumer Discretionary		682,529,952

Consumer Staples (6.9%)
Beverages (0.7%)
Boston Beer Co., Inc. (The), Class A (x)*	12,700	2,157,095
Brown-Forman Corp., Class A	88,000	4,070,000
Brown-Forman Corp., Class B	5,074	$227,924
Cott Corp.	656,000	7,432,480
Crimson Wine Group Ltd.*	315,000	2,951,550
Davide Campari-Milano SpA	350,000	3,422,692
National Beverage Corp. (x)	35,000	1,787,800

		22,049,541

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	36,500	4,339,120
Ingles Markets, Inc., Class A‡	778,000	37,421,801
United Natural Foods, Inc.*	94,000	4,485,680
Village Super Market, Inc., Class A	101,000	3,120,900
Weis Markets, Inc.	66,500	4,444,860

		53,812,361

Food Products (3.4%)
Farmer Brothers Co.*	80,000	2,936,000
Flowers Foods, Inc. (x)	60,000	1,198,200
Hain Celestial Group, Inc. (The)*	360,000	14,050,800
Ingredion, Inc.	35,000	4,373,600
J&J Snack Foods Corp.	45,500	6,071,065
John B. Sanfilippo & Son, Inc.	17,000	1,196,630
Lifeway Foods, Inc.*	210,000	2,417,100
Maple Leaf Foods, Inc.	130,000	2,722,675
Post Holdings, Inc.*	148,000	11,897,720
Rock Field Co. Ltd.	400,000	5,421,177
Snyder’s-Lance, Inc.	900,269	34,516,313
Tootsie Roll Industries, Inc. (x)	440,001	17,490,040
WhiteWave Foods Co. (The)*	42,000	2,335,200

		106,626,520

Household Products (0.9%)
Church & Dwight Co., Inc.	100,000	4,419,000
Energizer Holdings, Inc.	25,000	1,115,250
Katy Industries, Inc.*‡	455,000	150,150
Oil-Dri Corp. of America‡	431,000	16,468,510
WD-40 Co.	42,000	4,909,800

		27,062,710

Personal Products (0.2%)
Avon Products, Inc.*	450,000	2,268,000
Edgewell Personal Care Co.*	30,000	2,189,700
Revlon, Inc., Class A*	22,000	641,300
United-Guardian, Inc.	142,000	2,201,000

		7,300,000

Total Consumer Staples		216,851,132

Energy (1.8%)
Energy Equipment & Services (1.4%)
Oceaneering International, Inc.	120,000	3,385,200
Rowan Cos., plc, Class A (x)*	150,000	2,833,500
RPC, Inc. (x)	1,650,000	32,686,500
Steel Excel, Inc.*	270,000	4,098,600

		43,003,800

Oil, Gas & Consumable Fuels (0.4%)
Black Ridge Oil and Gas, Inc.*	45,503	1,365
CONSOL Energy, Inc.	230,000	4,192,900

See Notes to Financial Statements.

1036

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EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Navigator Holdings Ltd.*	140,044	$1,302,409
ONEOK, Inc.	140,000	8,037,400

		13,534,074

Total Energy		56,537,874

Financials (4.7%)
Banks (2.7%)
Ameris Bancorp	9,000	392,400
BNC Bancorp	15,000	478,500
Boston Private Financial Holdings, Inc.	682,000	11,287,100
Capital Bank Financial Corp., Class A	20,000	785,000
FCB Financial Holdings, Inc., Class A*	62,719	2,991,696
Fidelity Southern Corp.	35,014	828,782
First BanCorp*	35,000	231,350
First Busey Corp.	19,000	584,820
Flushing Financial Corp.	600,000	17,634,000
Hilltop Holdings, Inc.	140,000	4,172,000
Hope Bancorp, Inc.	575,000	12,586,750
Huntington Bancshares, Inc.	250,000	3,305,000
KeyCorp	400,000	7,308,000
Renasant Corp.	4,500	189,990
Seacoast Banking Corp. of Florida*	35,000	772,100
ServisFirst Bancshares, Inc.	26,000	973,440
South State Corp.	4,000	349,600
State Bank Financial Corp.	10,000	268,600
Sterling Bancorp	745,400	17,442,360
Thomasville Bancshares, Inc.	2,000	70,000
Towne Bank	11,000	365,750
Trustmark Corp.	24,000	855,600
United Community Banks, Inc.	23,000	681,260
Yadkin Financial Corp.	15,000	513,900

		85,067,998

Capital Markets (1.8%)
BKF Capital Group, Inc.*	6,600	52,800
Calamos Asset Management, Inc., Class A	171,000	1,462,050
Charles Schwab Corp. (The)	98,000	3,868,060
Cohen & Steers, Inc.	444,000	14,918,400
GAM Holding AG*	262,000	3,036,040
Janus Capital Group, Inc.	1,500,000	19,905,000
Legg Mason, Inc.	50,000	1,495,500
Medallion Financial Corp. (x)	93,378	282,002
PJT Partners, Inc., Class A	110,000	3,396,800
Pzena Investment Management, Inc., Class A	70,037	778,111
Waddell & Reed Financial, Inc., Class A (x)	280,000	5,462,800
Wright Investors Service Holdings, Inc.*	260,000	163,800

		54,821,363

Insurance (0.2%)
Alleghany Corp.*	3,295	2,003,755
Argo Group International Holdings Ltd.	63,800	4,204,420

		6,208,175

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	12,500	$205,750
Crazy Woman Creek Bancorp, Inc.	14,000	217,000

		422,750

Total Financials		146,520,286

Health Care (5.4%)
Biotechnology (0.0%)
Lexicon Pharmaceuticals, Inc. (x)*	14,600	201,918
OPKO Health, Inc. (x)*	70,000	651,000

		852,918

Health Care Equipment & Supplies (3.4%)
Alere, Inc.*	8,000	311,760
Align Technology, Inc.*	2,500	240,325
AngioDynamics, Inc.*	60,000	1,012,200
Biolase, Inc.*	91,006	127,409
Cantel Medical Corp.	95,000	7,481,250
CONMED Corp.	80,000	3,533,600
Cooper Cos., Inc. (The)	20,000	3,498,600
Cutera, Inc.*	580,000	10,063,000
Cynosure, Inc., Class A*	9,000	410,400
DexCom, Inc.*	37,000	2,208,900
Exactech, Inc.*	300,000	8,190,000
ICU Medical, Inc.*	40,000	5,894,000
Integer Holdings Corp.*	130,000	3,828,500
K2M Group Holdings, Inc.*	25,000	501,000
Masimo Corp.*	130,000	8,762,000
Meridian Bioscience, Inc.	140,000	2,478,000
Neogen Corp.*	16,500	1,089,000
NuVasive, Inc.*	155,000	10,440,800
Nuvectra Corp.*	33,333	167,665
Orthofix International NV*	60,000	2,170,800
Quidel Corp.*	548,000	11,738,160
STERIS plc	103,000	6,941,170
Surmodics, Inc.*	50,000	1,270,000
Syneron Medical Ltd.*	24,000	201,600
Vascular Solutions, Inc.*	170,000	9,537,000
Wright Medical Group NV*	216,489	4,974,917

		107,072,056

Health Care Providers & Services (1.7%)
Chemed Corp.	245,000	39,300,450
Henry Schein, Inc.*	10,000	1,517,100
Kindred Healthcare, Inc.	160,000	1,256,000
Owens & Minor, Inc.	188,000	6,634,520
Patterson Cos., Inc. (x)	56,000	2,297,680
Universal American Corp.*	100,000	995,000

		52,000,750

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	24,000	4,374,720

Pharmaceuticals (0.1%)
Cempra, Inc. (x)*	35,000	98,000
Heska Corp.*	45,500	3,257,800
Pain Therapeutics, Inc.*	110,000	62,722

		3,418,522

Total Health Care		167,718,966

See Notes to Financial Statements.

1037

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Industrials (29.0%)
Aerospace & Defense (3.6%)
AAR Corp.	70,000	$2,313,500
Aerojet Rocketdyne Holdings, Inc.*	1,627,000	29,204,650
Astronics Corp.*	9,000	304,560
Astronics Corp., Class B*	18,772	632,610
Curtiss-Wright Corp.	514,000	50,557,040
Ducommun, Inc.*	75,020	1,917,511
HEICO Corp.	62,000	4,783,300
Innovative Solutions & Support, Inc.*	88,000	293,040
KLX, Inc.*	54,000	2,435,940
Moog, Inc., Class A*	59,500	3,907,960
Moog, Inc., Class B*	29,500	1,925,170
Textron, Inc.	287,000	13,936,720

		112,212,001

Air Freight & Logistics (0.7%)
Park-Ohio Holdings Corp.	484,000	20,618,400

Building Products (1.5%)
A.O. Smith Corp.	80,000	3,788,000
Armstrong Flooring, Inc.*	100,000	1,991,000
Fortune Brands Home & Security, Inc.	20,000	1,069,200
Griffon Corp. (x)	1,383,187	36,239,499
Johnson Controls International plc	123,000	5,066,370

		48,154,069

Commercial Services & Supplies (3.8%)
ACCO Brands Corp.*	160,000	2,088,000
Brink’s Co. (The)	450,000	18,562,500
Casella Waste Systems, Inc., Class A*	186,000	2,308,260
Covanta Holding Corp.	210,000	3,276,000
KAR Auction Services, Inc.	440,000	18,752,800
Kimball International, Inc., Class B	215,000	3,775,400
Loomis AB, Class B	270,000	8,034,268
Matthews International Corp., Class A	22,000	1,690,700
McGrath RentCorp	24,000	940,560
Republic Services, Inc.	390,000	22,249,500
Rollins, Inc.	963,000	32,530,140
Team, Inc.*	144,000	5,652,000

		119,860,128

Construction & Engineering (0.2%)
Aegion Corp.*	70,000	1,659,000
Layne Christensen Co. (x)*	340,000	3,695,800
Valmont Industries, Inc.	10,000	1,409,000

		6,763,800

Electrical Equipment (1.1%)
AMETEK, Inc.	360,000	17,496,000
AZZ, Inc.	25,000	1,597,500
Rockwell Automation, Inc.	98,000	13,171,200
SGL Carbon SE*	15,000	132,002
Vicor Corp.*	140,000	2,114,000

		34,510,702

Industrial Conglomerates (0.3%)
Raven Industries, Inc.	54,000	$1,360,800
Roper Technologies, Inc.	40,000	7,323,200

		8,684,000

Machinery (12.9%)
Albany International Corp., Class A	51,000	2,361,300
American Railcar Industries, Inc. (x)	5,000	226,450
Astec Industries, Inc.	327,500	22,093,150
Chart Industries, Inc.*	76,000	2,737,520
CIRCOR International, Inc.	520,000	33,737,600
CLARCOR, Inc.	177,000	14,597,190
CNH Industrial NV (x)	2,690,000	23,376,100
Crane Co.	555,000	40,026,600
Donaldson Co., Inc.	220,000	9,257,600
Eastern Co. (The)	137,377	2,871,179
EnPro Industries, Inc.	18,000	1,212,480
Federal Signal Corp.	660,000	10,302,600
Flowserve Corp. (x)	94,000	4,516,700
Franklin Electric Co., Inc.	260,000	10,114,000
Gorman-Rupp Co. (The) (x)	360,000	11,142,000
Graco, Inc.	152,000	12,629,680
Greenbrier Cos., Inc. (The) (x)	270,000	11,218,500
IDEX Corp.	115,000	10,356,900
Interpump Group SpA	220,000	3,601,116
Kennametal, Inc.	305,000	9,534,300
Key Technology, Inc.*	66,000	769,560
L.B. Foster Co., Class A	60,000	816,000
Lincoln Electric Holdings, Inc.	109,000	8,357,030
Lindsay Corp. (x)	59,000	4,401,990
LS Starrett Co. (The), Class A	219,111	2,037,732
Lydall, Inc.*	40,000	2,474,000
Middleby Corp. (The)*	4,800	618,288
Mueller Industries, Inc.	950,000	37,962,000
Mueller Water Products, Inc., Class A	910,000	12,112,100
Navistar International Corp. (x)*	910,000	28,546,700
Nordson Corp.	40,000	4,482,000
Standex International Corp.	61,000	5,358,850
Tennant Co.	301,000	21,431,200
Toro Co. (The)	48,000	2,685,600
Trinity Industries, Inc.	108,000	2,998,080
Twin Disc, Inc.*	154,000	2,248,400
Watts Water Technologies, Inc., Class A	348,000	22,689,600
Woodward, Inc.	100,000	6,905,000

		402,807,095

Road & Rail (0.3%)
Hertz Global Holdings, Inc.*	407,107	8,777,227

Trading Companies & Distributors (4.2%)
GATX Corp. (x)	840,000	51,727,199
Herc Holdings, Inc.*	325,000	13,052,000
Kaman Corp. (x)	945,000	46,238,850
Lawson Products, Inc.*	55,000	1,309,000
Neff Corp., Class A*	10,804	152,336
Rush Enterprises, Inc., Class B*‡	510,000	15,743,700

See Notes to Financial Statements.

1038

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Titan Machinery, Inc.*	400	$5,828
United Rentals, Inc.*	27,000	2,850,660

		131,079,573

Transportation Infrastructure (0.4%)
BBA Aviation plc	2,150,000	7,506,487
Macquarie Infrastructure Corp.	80,000	6,536,000

		14,042,487

Total Industrials		907,509,482

Information Technology (5.7%)
Communications Equipment (0.5%)
Bel Fuse, Inc., Class A (x)‡	145,000	3,669,950
Communications Systems, Inc.	370,000	1,713,100
EchoStar Corp., Class A*	30,000	1,541,700
Ixia*	420,000	6,762,000
Plantronics, Inc.	40,000	2,190,400

		15,877,150

Electronic Equipment, Instruments & Components (2.0%)
Badger Meter, Inc.	114,000	4,212,300
Belden, Inc.	18,000	1,345,860
CTS Corp.	965,000	21,616,000
Daktronics, Inc.	125,000	1,337,500
Itron, Inc.*	87,000	5,467,950
Littelfuse, Inc.	98,000	14,873,460
MOCON, Inc. (x)	33,137	646,171
Park Electrochemical Corp.	704,755	13,143,681
Trans-Lux Corp.*	24,300	54,675

		62,697,597

Internet Software & Services (0.6%)
CommerceHub, Inc.*	20,000	300,400
comScore, Inc. (x)*	145,000	4,579,100
EarthLink Holdings Corp.	870,000	4,906,800
Global Sources Ltd.*	150,003	1,327,527
Gogo, Inc. (x)*	340,000	3,134,800
Internap Corp. (x)*	515,000	793,100
Pandora Media, Inc. (x)*	20,000	260,800
Stamps.com, Inc. (x)*	27,000	3,095,550

		18,398,077

IT Services (0.3%)
Blackhawk Network Holdings, Inc.*	85,000	3,202,375
Edgewater Technology, Inc.*	600,000	4,500,000
ModusLink Global Solutions, Inc. (x)*	455,000	664,300

		8,366,675

Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp. (x)	850,000	9,724,000
Sevcon, Inc.*‡	566,582	4,832,944

		14,556,944

Software (0.7%)
FalconStor Software, Inc.*	350,000	157,465
Fortinet, Inc.*	26,000	783,120
Guidance Software, Inc.*	250,000	1,770,000
Mentor Graphics Corp.	98,000	3,615,220
Take-Two Interactive Software, Inc.*	136,000	$6,703,440
Tyler Technologies, Inc.*	57,000	8,137,890

		21,167,135

Technology Hardware, Storage & Peripherals (1.2%)
Diebold Nixdorf, Inc. (x)	960,000	24,144,000
NCR Corp.*	225,000	9,126,000
Stratasys Ltd.*	265,040	4,383,762
TransAct Technologies, Inc.	90,000	594,000

		38,247,762

Total Information Technology		179,311,340

Materials (8.7%)
Chemicals (5.8%)
Albemarle Corp.	30,000	2,582,400
Ashland Global Holdings, Inc.	60,000	6,557,400
Chemtura Corp.*	875,000	29,050,000
Core Molding Technologies, Inc.*	250,000	4,277,500
Ferro Corp.*	2,200,000	31,526,000
FMC Corp.	30,000	1,696,800
H.B. Fuller Co.	270,000	13,043,700
Huntsman Corp.	235,000	4,483,800
Minerals Technologies, Inc.	180,000	13,905,000
NewMarket Corp.	15,800	6,696,672
Olin Corp.	125,000	3,201,250
OMNOVA Solutions, Inc.*	605,000	6,050,000
Platform Specialty Products Corp.*	60,000	588,600
Quaker Chemical Corp.	5,000	639,700
Scotts Miracle-Gro Co. (The), Class A	83,000	7,930,650
Sensient Technologies Corp.	275,000	21,609,500
Takasago International Corp.	17,000	449,455
Tredegar Corp.	1,160,000	27,840,000

		182,128,427

Containers & Packaging (1.3%)
Greif, Inc., Class A	212,030	10,879,259
Myers Industries, Inc.‡	1,500,000	21,450,000
Sonoco Products Co.	155,000	8,168,500

		40,497,759

Metals & Mining (1.3%)
Allegheny Technologies, Inc. (x)	380,000	6,053,400
Ampco-Pittsburgh Corp.	365,000	6,113,750
Barrick Gold Corp.	24,000	383,520
Century Aluminum Co.*	55,000	470,800
Dominion Diamond Corp.	295,000	2,855,600
Haynes International, Inc.	47,000	2,020,530
Kinross Gold Corp.*	45,000	139,950
Materion Corp.	468,000	18,532,800
TimkenSteel Corp. (x)*	160,000	2,476,800

		39,047,150

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.*	560,000	10,600,800

Total Materials		272,274,136

See Notes to Financial Statements.

1039

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Gyrodyne LLC (REIT) (x)	1,678	$30,707
Ryman Hospitality Properties, Inc. (REIT)	700,000	44,107,000
Seritage Growth Properties (REIT), Class A (x)	16,000	683,360

		44,821,067

Real Estate Management & Development (0.8%)
Capital Properties, Inc., Class A*	50,000	675,000
Griffin Industrial Realty, Inc.‡	320,018	10,154,171
St Joe Co. (The)*	474,000	9,006,000
Tejon Ranch Co.*	228,106	5,800,736

		25,635,907

Total Real Estate		70,456,974

Telecommunication Services (1.5%)
Diversified Telecommunication Services (0.9%)
Cincinnati Bell, Inc.*	1,030,000	23,020,500
Consolidated Communications Holdings, Inc. (x)	25,000	671,250
Iridium Communications, Inc. (x)*	33,893	325,373
New Ulm Telecom, Inc.	33,000	315,150
Straight Path Communications, Inc., Class B (x)*	6,700	227,197
Verizon Communications, Inc.	80,000	4,270,400

		28,829,870

Wireless Telecommunication Services (0.6%)
Rogers Communications, Inc., Class B	200,000	7,716,000
Shenandoah Telecommunications Co.	158,000	4,313,400
United States Cellular Corp.*	100,000	4,372,000
VimpelCom Ltd. (ADR) (x)	550,000	2,117,500

		18,518,900

Total Telecommunication Services		47,348,770

Utilities (7.2%)
Electric Utilities (3.7%)
El Paso Electric Co.	726,000	33,759,000
Empire District Electric Co. (The)	69,000	2,352,210
Great Plains Energy, Inc.	220,000	6,017,000
Otter Tail Corp.	395,000	16,116,000
PNM Resources, Inc.	1,272,000	43,629,600
Westar Energy, Inc.	260,000	14,651,000

		116,524,810

Gas Utilities (1.7%)
Chesapeake Utilities Corp.	6,000	401,700
National Fuel Gas Co.	182,000	10,308,480
Northwest Natural Gas Co.	32,000	1,913,600
ONE Gas, Inc.	41,000	2,622,360
Southwest Gas Corp.	479,000	36,700,980

		51,947,120

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	240,000	$2,788,800
Ormat Technologies, Inc.	86,000	4,611,320

		7,400,120

Multi-Utilities (1.3%)
Black Hills Corp. (x)	377,000	23,125,180
NorthWestern Corp.	280,000	15,923,600

		39,048,780

Water Utilities (0.3%)
Cadiz, Inc. (x)*	10,000	125,000
SJW Group	125,000	6,997,500
York Water Co. (The)	47,000	1,795,400

		8,917,900

Total Utilities		223,838,730

Total Common Stocks (95.1%) (Cost $1,469,660,185)		2,970,897,642

PREFERRED STOCK:
Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Sevcon, Inc.
4.000%*†	112,165	2,870,302

Total Preferred Stock (0.1%) (Cost $2,411,547)		2,870,302

MASTER LIMITED PARTNERSHIP:
Financials (0.1%)
Capital Markets (0.1%)
KKR & Co. LP	150,000	2,308,500

Total Master Limited Partnership (0.1%) (Cost $833,860)		2,308,500

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Real Estate (0.0%)
Real Estate Management & Development (0.0%)
Capital Properties, Inc.
5.000%, 12/31/22†	$40,338	30,254

Total Long-Term Debt Securities (0.0%) (Cost $40,338)		30,254

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi, expiring 12/31/20*	50,000	19,000

Total Health Care		19,000

Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	490,000	—

Total Information Technology		—

See Notes to Financial Statements.

1040

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	412,000	$927,000

Total Telecommunication Services		927,000

Total Rights (0.0%) (Cost $131,250)		946,000

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.4%)
JPMorgan Prime Money Market Fund, IM Shares	139,078,936	139,120,660

	Principal Amount	Value (Note 1)
Repurchase Agreements (6.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $16,000,889, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $16,320,015. (xx)	$16,000,000	16,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $8,800,694, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $8,976,001. (xx)	8,800,000	8,800,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $3,500,268, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $3,570,000. (xx)	3,500,000	3,500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,300,385, collateralized by various Common Stocks; total market value $3,668,132. (xx)	3,300,000	3,300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $11,261,314, collateralized by various Common Stocks; total market value $12,516,109. (xx)	$11,260,000	$11,260,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $7,700,813, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $7,854,028. (xx)	7,700,000	7,700,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,067,953, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,109,195. (xx)	2,067,838	2,067,838
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $14,901,738, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $15,205,700. (xx)	14,900,000	14,900,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $13,100,830, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $13,368,770. (xx)	13,100,000	13,100,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $9,800,828, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $10,001,064. (xx)	9,800,000	9,800,000

See Notes to Financial Statements.

1041

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $10,001,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $10,201,063. (xx)	$10,000,000	$10,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $15,001,000, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $15,301,020. (xx)	15,000,000	15,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,000,556, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $10,200,567. (xx)	10,000,000	10,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $25,251,403, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $25,755,008. (xx)	25,250,000	25,250,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $10,000,500, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $10,200,000. (xx)	10,000,000	10,000,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $5,000,250, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $5,100,037. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $6,000,723, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $6,120,004. (xx)	6,000,000	6,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $15,001,808, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $15,300,002. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		187,677,838

Total Short-Term Investments (10.4%) (Cost $326,779,452)		326,798,498

Total Investments (105.7%) (Cost $1,799,856,632)		3,303,851,196
Other Assets Less Liabilities (-5.7%)		(179,118,472)

Net Assets (100%)		$3,124,732,724

*	Non-income producing.
†	Securities (totaling $3,827,556 or 0.1% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $180,261,551. This was secured by cash collateral of $187,677,838 which was subsequently invested in joint repurchase agreements with a total value of $187,677,838, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1042

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EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:
Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
Beasley Broadcast Group, Inc., Class A**	$2,021,170	$28,691	$—	$3,537,540	$102,422	$—
Bel Fuse, Inc., Class A	2,111,200	26,775	43,735	3,669,950	35,130	161
Canterbury Park Holding Corp.	3,096,000	152,750	—	3,276,000	110,250	—
Edgewater Technology, Inc.**	4,806,000	—	—	4,500,000	—	—
Griffin Industrial Realty, Inc.	8,218,820	153,080	—	10,154,171	95,105	—
Ingles Markets, Inc., Class A	35,250,775	—	586,827	37,421,801	527,192	397,703
Katy Industries, Inc.	466,317	—	9,447	150,150	—	(6,594)
Myers Industries, Inc.*	19,980,000	—	—	21,450,000	810,000	—
Oil-Dri Corp. of America	16,573,500	—	377,484	16,468,510	376,370	315,826
Rush Enterprises, Inc., Class B	11,169,000	—	—	15,743,700	—	—
Sevcon, Inc.	5,788,796	143,401	—	4,832,944	—	—

	$109,481,578	$504,697	$1,017,493	$121,204,766	$2,056,469	$707,096

*	Not affiliated at December 31, 2015.
**	Not affiliated at December 31, 2016.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$643,379,802	$39,150,150	$—		$682,529,952
Consumer Staples	205,656,114	11,195,018	—		216,851,132
Energy	56,537,874	—	—		56,537,874
Financials	142,980,645	3,539,641	—		146,520,286
Health Care	167,718,966	—	—		167,718,966
Industrials	884,908,269	22,601,213	—		907,509,482
Information Technology	170,107,600	9,203,740	—		179,311,340
Materials	271,824,681	449,455	—		272,274,136
Real Estate	59,597,096	10,859,878	—		70,456,974
Telecommunication Services	47,033,620	315,150	—		47,348,770
Utilities	223,838,730	—	—		223,838,730
Corporate Bonds
Real Estate	—	—	30,254		30,254
Master Limited Partnerships
Financials	2,308,500	—	—		2,308,500
Preferred Stocks
Information Technology	—	—	2,870,302		2,870,302
Rights
Health Care	19,000	—	—		19,000
Information Technology	—	—	—	(b)	—	(b)
Telecommunication Services	—	—	927,000		927,000

See Notes to Financial Statements.

1043

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$139,120,660	$—	$—	$139,120,660
Repurchase Agreements	—	187,677,838	—	187,677,838

Total Assets	$3,015,031,557	$284,992,083	$3,827,556	$3,303,851,196

Total Liabilities	$—	$—	$—	$—

Total	$3,015,031,557	$284,992,083	$3,827,556	$3,303,851,196

(a)	Securities with a market value of $5,019,007 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(585)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $26,000 for five days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$124,609,727
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$343,732,627

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,569,764,059
Aggregate gross unrealized depreciation	(74,155,310)

Net unrealized appreciation	$1,495,608,749

Federal income tax cost of investments	$1,808,242,447

For the year ended December 31, 2016, the Portfolio incurred approximately $271,144 as brokerage commissions with G. Research,

an affiliated broker/dealer.

See Notes to Financial Statements.

1044

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $66,146,437)	$113,167,226
Unaffiliated Issuers (Cost $1,546,032,357)	3,003,006,132
Repurchase Agreements (Cost $187,677,838)	187,677,838
Cash	1,148,954
Foreign cash (Cost $369,547)	341,879
Receivable for securities sold	12,720,517
Dividends, interest and other receivables	2,920,286
Receivable from Separate Accounts for Trust shares sold	700,561
Securities lending income receivable	130,152
Other assets	8,902

Total assets	3,321,822,447

LIABILITIES
Payable for return of collateral on securities loaned	187,677,838
Payable for securities purchased	5,412,766
Investment management fees payable	1,875,377
Payable to Separate Accounts for Trust shares redeemed	1,215,090
Distribution fees payable – Class IB	493,759
Administrative fees payable	261,369
Distribution fees payable – Class IA	48,539
Trustees’ fees payable	3,812
Accrued expenses	101,173

Total liabilities	197,089,723

NET ASSETS	$3,124,732,724

Net assets were comprised of:
Paid in capital	$1,566,411,533
Accumulated undistributed net investment income (loss)	1,870,621
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	52,486,705
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,503,963,865

Net assets	$3,124,732,724

Class IA
Net asset value, offering and redemption price per share, $229,444,387 / 3,919,774 shares outstanding (unlimited amount authorized: $0.01 par value)	$58.54

Class IB
Net asset value, offering and redemption price per share, $2,327,233,819 / 39,689,100 shares outstanding (unlimited amount authorized: $0.01 par value)	$58.64

Class K
Net asset value, offering and redemption price per share, $568,054,518 / 9,705,429 shares outstanding (unlimited amount authorized: $0.01 par value)	$58.53

(x)	Includes value of securities on loan of $180,261,551.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($2,056,469 of dividend income received from affiliates) (net of $200,220 foreign withholding tax)	$41,218,406
Interest	10,162
Securities lending (net)	861,729

Total income	42,090,297

EXPENSES
Investment management fees	19,613,006
Distribution fees – Class IB	5,133,529
Administrative fees	2,768,307
Distribution fees – Class IA	488,118
Printing and mailing expenses	187,110
Professional fees	133,575
Custodian fees	96,100
Trustees’ fees	62,425
Miscellaneous	68,575

Total expenses	28,550,745

NET INVESTMENT INCOME (LOSS)	13,539,552

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($707,096 of realized gain (loss) from affiliates)	154,915,276
Net distributions of realized gain received from underlying funds	187
Foreign currency transactions	2,364

Net realized gain (loss)	154,917,827

Change in unrealized appreciation (depreciation) on:
Investments ($12,235,984 of change in unrealized appreciation (depreciation) from affiliates)	427,118,232
Foreign currency translations	(16,031)

Net change in unrealized appreciation (depreciation)	427,102,201

NET REALIZED AND UNREALIZED GAIN (LOSS)	582,020,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$595,559,580

See Notes to Financial Statements.

1045

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,539,552	$12,479,247
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	154,917,827	125,889,514
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	427,102,201	(299,104,697)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	595,559,580	(160,735,936)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,024,807)	(803,978)
Class IB	(10,408,117)	(8,755,258)
Class K	(3,993,088)	(3,458,717)

	(15,426,012)	(13,017,953)

Distributions from net realized capital gains
Class IA	(7,223,999)	(10,047,250)
Class IB	(73,373,460)	(109,830,060)
Class K	(18,000,285)	(27,882,249)

	(98,597,744)	(147,759,559)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(114,023,756)	(160,777,512)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 441,982 and 642,973 shares, respectively ]	23,510,267	35,314,517
Capital shares issued in reinvestment of dividends and distributions [ 140,814 and 222,133 shares, respectively ]	8,248,806	10,851,228
Capital shares repurchased [ (363,069) and (341,161) shares, respectively ]	(18,827,312)	(18,637,317)

Total Class IA transactions	12,931,761	27,528,428

Class IB
Capital shares sold [ 2,319,658 and 2,095,244 shares, respectively ]	122,921,605	114,870,983
Capital shares issued in reinvestment of dividends and distributions [ 1,427,837 and 2,422,694 shares, respectively ]	83,781,577	118,585,318
Capital shares repurchased [ (4,168,736) and (4,362,098) shares, respectively ]	(217,485,384)	(239,547,993)

Total Class IB transactions	(10,782,202)	(6,091,692)

Class K
Capital shares sold [ 589,886 and 949,999 shares, respectively ]	31,595,482	50,443,622
Capital shares issued in reinvestment of dividends and distributions [ 375,434 and 641,437 shares, respectively ]	21,993,373	31,340,966
Capital shares repurchased [ (1,368,956) and (2,028,460) shares, respectively ]	(71,811,565)	(109,527,948)

Total Class K transactions	(18,222,710)	(27,743,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,073,151)	(6,306,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	465,462,673	(327,820,072)
NET ASSETS:
Beginning of year	2,659,270,051	2,987,090,123

End of year (a)	$3,124,732,724	$2,659,270,051

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,870,621	$2,113,597

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014		2013		2012
Net asset value, beginning of year	$49.26	$55.58		$55.93		$42.21		$37.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	####	0.10	###	0.07	##	0.53
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.23	(3.43)		1.58		16.24		6.10

Total from investment operations	11.46	(3.22)		1.68		16.31		6.63

Less distributions:
Dividends from net investment income	(0.27)	(0.23)		(0.11)		(0.08)		(0.52)
Distributions from net realized gains	(1.91)	(2.87)		(1.92)		(2.51)		(1.11)

Total dividends and distributions	(2.18)	(3.10)		(2.03)		(2.59)		(1.63)

Net asset value, end of year	$58.54	$49.26		$55.58		$55.93		$42.21

Total return	23.27%	(5.69	)%(dd)	3.06%		39.13%		17.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$229,444	$182,257		$176,538		$137,943		$69,839
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.08%	1.08%		1.08%		1.08%		1.10%
Before fees paid indirectly (f)	1.08%	1.08%		1.08%		1.08%		1.10%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.45%	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)	1.30%**
Before fees paid indirectly (f)	0.45%	0.39	%(aaaa)	0.18	%(aaa)	0.13	%(aa)	1.30%**
Portfolio turnover rate^	5%	3%		4%		9%		9%

	Year Ended December 31,
Class IB	2016	2015		2014		2013		2012
Net asset value, beginning of year	$49.34	$55.67		$56.02		$42.28		$37.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	####	0.10	###	0.07	##	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.25	(3.44)		1.58		16.26		6.09

Total from investment operations	11.48	(3.23)		1.68		16.33		6.64

Less distributions:
Dividends from net investment income	(0.27)	(0.23)		(0.11)		(0.08)		(0.52)
Distributions from net realized gains	(1.91)	(2.87)		(1.92)		(2.51)		(1.11)

Total dividends and distributions	(2.18)	(3.10)		(2.03)		(2.59)		(1.63)

Net asset value, end of year	$58.64	$49.34		$55.67		$56.02		$42.28

Total return	23.28%	(5.70	)%(ee)	3.06%		39.11%		17.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,327,234	$1,979,091		$2,224,375		$2,324,533		$1,709,969
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.08%	1.08%		1.08%		1.08%		1.10%
Before fees paid indirectly (f)	1.08%	1.08%		1.08%		1.08%		1.10%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.44%	0.39	%(bbbb)	0.17	%(bbb)	0.14	%(bb)	1.37%**
Before fees paid indirectly (f)	0.44%	0.39	%(bbbb)	0.17	%(bbb)	0.13	%(bb)	1.37%**
Portfolio turnover rate^	5%	3%		4%		9%		9%

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015		2014		2013		2012
Net asset value, beginning of year	$49.25	$55.58		$55.93		$42.21		$37.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.35	####	0.23	###	0.19	##	0.68
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.25	(3.45)		1.59		16.26		6.06

Total from investment operations	11.61	(3.10)		1.82		16.45		6.74

Less distributions:
Dividends from net investment income	(0.42)	(0.36)		(0.25)		(0.22)		(0.63)
Distributions from net realized gains	(1.91)	(2.87)		(1.92)		(2.51)		(1.11)

Total dividends and distributions	(2.33)	(3.23)		(2.17)		(2.73)		(1.74)

Net asset value, end of year	$58.53	$49.25		$55.58		$55.93		$42.21

Total return	23.59%	(5.47	)%(ff)	3.32%		39.47%		18.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$568,055	$497,922		$586,177		$676,144		$523,579
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.83%	0.83%		0.83%		0.83%		0.85%
Before fees paid indirectly (f)	0.83%	0.83%		0.83%		0.83%		0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.69%	0.64	%(cccc)	0.42	%(ccc)	0.39	%(cc)	1.69%**
Before fees paid indirectly (f)	0.69%	0.64	%(cccc)	0.42	%(ccc)	0.38	%(cc)	1.69%**
Portfolio turnover rate^	5%	3%		4%		9%		9%
**	During 2012, the Portfolio, received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividends. Without these dividends the per share income amounts would be $0.17, $0.17, and $0.31 for Class IA, Class IB and Class K, respectively..
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.74)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.51)%.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.13% for income after fees paid indirectly and 0.13% before fees paid indirectly.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.12% for income after fees paid indirectly and 0.12% before fees paid indirectly.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.
(aaaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(bbbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.31% for income after fees paid indirectly and 0.31% before fees paid indirectly.
(cccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.56% for income after fees paid indirectly and 0.56% before fees paid indirectly.

See Notes to Financial Statements.

1048

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	First International Advisers, LLC

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.71%	(0.26)%	2.80%
Portfolio – Class IB Shares	0.70	(0.25)	2.66
Portfolio – Class K Shares*	0.97	N/A	(0.16)
Bloomberg Barclays Global Aggregate Index	2.10	0.21	3.29
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.70% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate Index, returned 2.10% over the same period.

Portfolio Highlights

What helped performance during the year:

•

During 2016 the Portfolio benefited from its broad diversification to Country allocation. The largest contributors to performance were from overweight positions in Brazil, Hungary, Malaysia, New Zealand, Romania, Singapore, South Africa & U.K. The Portfolio also benefited from being under-weight the Japanese, Canadian and Italian bond markets.

•	Being underweight the euro & U.K. British pound added value. Overall positioning in the Japanese Yen also added, as did being overweight the Brazilian Real and the Norwegian Krone.

•	A Portfolio overweight to corporate high yield was the major contributor.

What hurt performance during the year:

•	Markets: An off benchmark exposure to the U.S. detracted, as did being being overweight Australia, Norway, Poland and Mexico. Being underweight core Europe also detracted slightly.

•	Over-weights (at certain points in the year) to the Mexican Peso, Malaysian Ringgit, Korean Won, Polish Zloty, Singapore Dollar, Hungarian Forint and Australian Dollar detracted.

•	Generally underweight the longer duration bonds detracted, (over 12 years), as did overweight the 8-10 years.

•	Corporate bonds detracted very slightly.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	5.65
Weighted Average Coupon (%)	3.00
Weighted Average Modified Duration (Years)*	4.93
Weighted Average Rating**	AA-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1049

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
U.S. Treasury Obligations	$103,898,115	33.9%
Foreign Government Securities	91,802,683	29.9
Financials	26,730,164	8.7
Supranational	13,066,192	4.3
Consumer Discretionary	10,328,799	3.4
Health Care	8,018,599	2.6
Consumer Staples	7,807,598	2.5
Industrials	6,811,175	2.2
Energy	6,384,740	2.1
Information Technology	6,067,084	2.0
U.S. Government Agency Securities	5,924,504	1.9
Materials	3,853,930	1.3
Telecommunication Services	4,099,422	1.3
Utilities	4,071,373	1.3
Real Estate	2,299,230	0.8
Repurchase Agreements	2,240,050	0.7
Investment Companies	601,388	0.2
Municipal Bond	296,835	0.1
Cash and Other	2,333,264	0.8

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$943.12	$4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.91
Class IB
Actual	1,000.00	942.96	4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.91
Class K
Actual	1,000.00	944.96	3.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.64

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1050

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (5.5%)
Australia & New Zealand Banking Group Ltd.
2.300%, 6/1/21		$250,000	$245,706
Australia Government Bond
1.750%, 11/21/20 (m)	AUD	6,350,000	4,518,460
3.250%, 4/21/25 (m)		1,000,000	752,205
2.750%, 11/21/27 (m)		5,300,000	3,791,967
3.250%, 4/21/29 (m)		3,590,000	2,659,649
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19		$94,000	102,870
2.875%, 2/24/22		94,000	94,614
Commonwealth Bank of Australia
2.300%, 9/6/19		150,000	150,592
National Australia Bank Ltd.
2.500%, 7/12/26		250,000	231,745
New South Wales Treasury Corp.
5.000%, 8/20/24	AUD	2,300,000	1,911,959
Queensland Treasury Corp.
5.750%, 7/22/24 (m)		2,139,000	1,835,791
Transurban Finance Co. Pty. Ltd.
1.875%, 9/16/24	EUR	445,000	492,282
Westpac Banking Corp.
4.625%, 6/1/18		$38,000	39,306
2.250%, 1/17/19 (x)		100,000	100,585
2.700%, 8/19/26		150,000	142,271

Total Australia			17,070,002

Belgium (0.3%)
Anheuser-Busch Cos. LLC
5.000%, 3/1/19		38,000	40,319
Anheuser-Busch InBev Finance, Inc.
1.250%, 1/17/18		150,000	149,776
2.150%, 2/1/19		250,000	251,272
2.650%, 2/1/21		75,000	74,972
2.625%, 1/17/23		94,000	92,184
3.300%, 2/1/23		150,000	152,621
3.650%, 2/1/26		250,000	253,236
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21		47,000	50,059

Total Belgium			1,064,439

Bermuda (0.1%)
Bacardi Ltd.
2.750%, 7/3/23 (m)	EUR	380,000	443,866

Brazil (1.3%)
BRF SA
7.750%, 5/22/18§	BRL	1,700,000	489,073
Federative Republic of Brazil
10.000%, 1/1/19		3,540,000	1,070,564
10.000%, 1/1/25		7,950,000	2,267,764
Vale Overseas Ltd.
5.875%, 6/10/21 (x)		$100,000	104,625
4.375%, 1/11/22 (x)		38,000	37,375

Total Brazil			3,969,401

Canada (2.8%)
Agrium, Inc.
3.150%, 10/1/22		19,000	18,970
Bank of Montreal
2.375%, 1/25/19		150,000	151,232
Bank of Nova Scotia (The)
2.050%, 10/30/18		$150,000	$150,393
4.500%, 12/16/25		100,000	102,703
Canada Housing Trust No. 1
2.900%, 6/15/24§	CAD	2,400,000	1,904,493
Canadian Government Bond
1.625%, 2/27/19		$150,000	150,715
Canadian National Railway Co.
5.550%, 5/15/18		95,000	99,901
Enbridge, Inc.
3.500%, 6/10/24		50,000	48,639
Export Development Canada
1.750%, 8/19/19		150,000	150,374
Goldcorp, Inc.
2.125%, 3/15/18		94,000	93,776
3.625%, 6/9/21		100,000	101,614
Husky Energy, Inc.
4.000%, 4/15/24		50,000	50,871
Hydro-Quebec
8.400%, 1/15/22		75,000	93,776
Province of New Brunswick
2.750%, 6/15/18		38,000	38,615
Province of Ontario
2.000%, 9/27/18		250,000	251,831
3.200%, 5/16/24		2,500,000	2,566,014
Province of Quebec
2.625%, 2/13/23		94,000	93,830
2.875%, 10/16/24		2,000,000	2,003,594
Rogers Communications, Inc.
6.800%, 8/15/18		75,000	80,681
Royal Bank of Canada
2.500%, 1/19/21		100,000	100,068
Suncor Energy, Inc.
6.100%, 6/1/18		75,000	79,497
Toronto-Dominion Bank (The)
1.950%, 1/22/19		100,000	100,264
2.250%, 11/5/19		100,000	100,388
TransCanada PipeLines Ltd.
3.800%, 10/1/20		113,000	117,436
4.875%, 1/15/26		80,000	89,101

Total Canada			8,738,776

China (0.2%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19		250,000	250,886
Baidu, Inc.
2.750%, 6/9/19		200,000	201,750
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25		200,000	195,217

Total China			647,853

Colombia (0.2%)
Ecopetrol SA
7.625%, 7/23/19		66,000	73,920
4.125%, 1/16/25		100,000	94,250
Republic of Colombia
7.375%, 3/18/19		150,000	166,500
4.000%, 2/26/24 (x)		200,000	201,750

Total Colombia			536,420

See Notes to Financial Statements.

1051

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
France (0.8%)
Autodis SA
4.375%, 5/1/22§	EUR	175,000	$192,503
BNP Paribas SA
2.400%, 12/12/18		$100,000	100,616
5.000%, 1/15/21		131,000	142,316
BPCE SA
2.500%, 7/15/19		250,000	251,227
Casino Guichard Perrachon SA
3.248%, 3/7/24 (m)	EUR	400,000	448,429
Danone SA
2.947%, 11/2/26§		$780,000	744,161
Mobilux Finance SAS
5.500%, 11/15/24§	EUR	110,000	121,593
Sanofi
1.250%, 4/10/18		$75,000	74,879
4.000%, 3/29/21		94,000	99,711
Total Capital International SA
2.125%, 1/10/19		100,000	100,577
2.700%, 1/25/23		113,000	111,505
Total Capital SA
4.450%, 6/24/20		75,000	80,632

Total France			2,468,149

Germany (2.0%)
Deutsche Bank AG
1.875%, 2/13/18		150,000	149,049
2.500%, 2/13/19		100,000	99,067
3.375%, 5/12/21		100,000	98,114
Kreditanstalt fuer Wiederaufbau
1.000%, 1/26/18		150,000	149,490
1.125%, 11/16/18		200,000	199,191
1.875%, 4/1/19		2,200,000	2,215,081
2.750%, 9/8/20		564,000	583,577
2.000%, 10/4/22		188,000	185,447
5.000%, 3/19/24	AUD	1,000,000	805,722
2.000%, 5/2/25		$250,000	239,971
Landwirtschaftliche Rentenbank
2.375%, 6/10/25		250,000	244,413
PrestigeBidCo GmbH
6.250%, 12/15/23§(b)	EUR	100,000	108,697
Senvion Holding GmbH
6.625%, 11/15/20 (m)		250,000	276,321
Siemens Financieringsmaatschappij NV
2.350%, 10/15/26§		$800,000	738,782

Total Germany			6,092,922

Hungary (1.1%)
Republic of Hungary
6.375%, 3/29/21		250,000	278,972
5.500%, 6/24/25	HUF	757,000,000	3,076,255

Total Hungary			3,355,227

Ireland (0.3%)
Ardagh Packaging Finance plc
4.625%, 5/15/23§		$275,000	272,766
Ryanair Ltd.
1.125%, 3/10/23 (m)	EUR	660,000	696,728
XLIT Ltd.
6.375%, 11/15/24		$100,000	116,735

Total Ireland			1,086,229

Israel (0.2%)
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22		$45,000	$43,312
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23		100,000	93,850
3.150%, 10/1/26		400,000	367,400

Total Israel			504,562

Italy (0.1%)
Intesa Sanpaolo SpA
3.875%, 1/16/18		200,000	202,751

Japan (0.4%)
Japan Bank for International Cooperation
2.500%, 5/28/25		250,000	242,966
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	201,121
Nomura Holdings, Inc.
6.700%, 3/4/20		94,000	105,401
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19		250,000	251,160
Sumitomo Mitsui Financial Group, Inc.
3.784%, 3/9/26		100,000	102,350
3.010%, 10/19/26		150,000	143,457

Total Japan			1,046,455

Luxembourg (0.1%)
Befesa Zinc SAU via Zinc Capital SA
8.875%, 5/15/18 (m)	EUR	225,000	243,383

Malaysia (1.8%)
Federation of Malaysia
3.955%, 9/15/25	MYR	16,150,000	3,492,986
3.900%, 11/30/26		7,000,000	1,513,208
4.498%, 4/15/30		2,275,000	491,412

Total Malaysia			5,497,606

Mexico (2.2%)
America Movil SAB de CV
5.000%, 3/30/20		$113,000	120,458
Cemex Finance LLC
4.625%, 6/15/24§	EUR	200,000	216,846
Mexican Bonos
6.500%, 6/10/21	MXN	57,000,000	2,679,279
Petroleos Mexicanos
5.750%, 3/1/18		$50,000	51,687
3.125%, 1/23/19		150,000	148,688
3.500%, 1/30/23		94,000	86,057
4.875%, 1/18/24 (x)		100,000	97,240
4.500%, 1/23/26		200,000	181,750
United Mexican States
5.125%, 1/15/20		150,000	161,438
3.500%, 1/21/21		150,000	152,625
4.000%, 10/2/23		150,000	150,375
5.750%, 3/5/26	MXN	63,930,000	2,728,114

Total Mexico			6,774,557

Netherlands (0.8%)
ABN AMRO Bank NV
2.450%, 6/4/20§		$320,000	317,383
AerCap Ireland Capital Ltd.
3.950%, 2/1/22		400,000	403,500

See Notes to Financial Statements.

1052

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
ASML Holding NV
1.375%, 7/7/26 (m)	EUR	150,000	$157,549
Cooperatieve Rabobank UA
4.625%, 12/1/23		$250,000	262,997
Koninklijke Philips NV
3.750%, 3/15/22		94,000	97,705
Lincoln Finance Ltd.
6.875%, 4/15/21 (m)	EUR	100,000	114,344
Shell International Finance BV
4.300%, 9/22/19		$188,000	199,046
3.400%, 8/12/23		50,000	51,417
3.250%, 5/11/25		95,000	94,819
UPCB Finance IV Ltd.
5.375%, 1/15/25§		300,000	301,875
Ziggo Secured Finance BV
4.250%, 1/15/27§	EUR	450,000	473,077

Total Netherlands			2,473,712

New Zealand (1.9%)
New Zealand Government Bond
4.500%, 4/15/27 (m)	NZD	7,565,000	5,733,269

Norway (1.0%)
Kingdom of Norway
4.250%, 5/19/17 (m)	NOK	22,300,000	2,616,987
Statoil ASA
5.250%, 4/15/19		$94,000	100,964
3.700%, 3/1/24		100,000	104,533

Total Norway			2,822,484

Peru (0.0%)
Republic of Peru
7.125%, 3/30/19		77,000	85,566

Philippines (0.1%)
Republic of Philippines
6.500%, 1/20/20		188,000	212,675
10.625%, 3/16/25		100,000	153,500

Total Philippines			366,175

Poland (2.0%)
Republic of Poland
6.375%, 7/15/19		225,000	249,723
5.000%, 3/23/22		38,000	41,419
4.000%, 1/22/24		100,000	102,297
2.500%, 7/25/26	PLN	26,800,000	5,825,789

Total Poland			6,219,228

Romania (0.4%)
Romania Government Bond
5.750%, 4/29/20	RON	4,300,000	1,117,100

Singapore (1.8%)
Republic of Singapore
3.000%, 9/1/24	SGD	5,000,000	3,595,277
2.875%, 9/1/30		2,580,000	1,804,387

Total Singapore			5,399,664

South Africa (1.1%)
Republic of South Africa
8.000%, 12/21/18	ZAR	14,150,000	1,031,157
5.500%, 3/9/20		$200,000	211,750
7.750%, 2/28/23	ZAR	28,200,000	1,967,567
Sappi Papier Holding GmbH
4.000%, 4/1/23 (m)	EUR	150,000	$166,772

Total South Africa			3,377,246

South Korea (1.1%)
Export-Import Bank of Korea
2.875%, 9/17/18		$250,000	253,849
Republic of Korea
2.000%, 3/10/20	KRW	2,220,000,000	1,852,589
5.250%, 3/10/27		1,145,000,000	1,218,484

Total South Korea			3,324,922

Spain (2.0%)
Ence Energia y Celulosa SA
5.375%, 11/1/22 (m)	EUR	215,000	239,333
Gestamp Funding Luxembourg SA
3.500%, 5/15/23§		100,000	109,475
Grupo Antolin Dutch BV
5.125%, 6/30/22§		100,000	113,423
Kingdom of Spain
1.300%, 10/31/26 (m)		4,645,000	4,851,078
PortAventura Entertainment Barcelona BV
7.250%, 12/1/20 (m)		200,000	218,446
Telefonica Emisiones SAU
5.597%, 3/12/20 (m)	GBP	400,000	554,108
5.462%, 2/16/21		$94,000	102,278

Total Spain			6,188,141

Supranational (4.3%)
Asian Development Bank
1.750%, 9/11/18		100,000	100,793
1.875%, 2/18/22		2,200,000	2,155,953
2.125%, 3/19/25		100,000	96,388
European Bank for Reconstruction & Development
1.625%, 11/15/18		200,000	200,623
European Investment Bank
1.125%, 8/15/18		250,000	248,904
1.750%, 6/17/19		250,000	250,222
1.375%, 6/15/20		250,000	245,010
1.625%, 6/15/21		100,000	97,409
2.250%, 8/15/22		2,500,000	2,483,925
1.875%, 2/10/25		1,500,000	1,413,681
2.125%, 4/13/26		150,000	142,497
Inter-American Development Bank
3.875%, 2/14/20		94,000	99,822
2.125%, 1/15/25		250,000	241,883
International Bank for Reconstruction & Development
1.000%, 6/15/18		250,000	248,675
1.000%, 10/5/18		250,000	248,119
2.250%, 6/24/21		200,000	201,243
1.625%, 2/10/22		3,800,000	3,690,714
2.125%, 2/13/23		131,000	129,277
2.500%, 7/29/25		250,000	247,484
International Finance Corp.
1.250%, 7/16/18		150,000	149,706
Nordic Investment Bank
0.750%, 1/17/18		376,000	373,864

Total Supranational			13,066,192

See Notes to Financial Statements.

1053

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Sweden (0.1%)
Svenska Handelsbanken AB
2.250%, 6/17/19		$250,000	$250,360
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22		56,000	55,969

Total Sweden			306,329

Switzerland (0.5%)
ABB Finance USA, Inc.
2.875%, 5/8/22		94,000	94,860
Credit Suisse AG
1.700%, 4/27/18		250,000	249,777
4.375%, 8/5/20		250,000	263,964
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		450,000	453,797
Novartis Capital Corp.
3.000%, 11/20/25		150,000	149,032
Novartis Securities Investment Ltd.
5.125%, 2/10/19		94,000	100,483
UBS AG
2.375%, 8/14/19		250,000	250,730

Total Switzerland			1,562,643

Thailand (1.1%)
Thailand Government Bond
3.850%, 12/12/25	THB	110,850,000	3,383,405

United Arab Emirates (0.1%)
MDC-GMTN BV
5.500%, 4/20/21 (m)		$319,000	351,698

United Kingdom (6.0%)
AA Bond Co. Ltd.
5.500%, 7/31/22 (m)	GBP	175,000	221,083
Alliance Automotive Finance plc
6.250%, 12/1/21§	EUR	225,000	253,722
AstraZeneca plc
3.375%, 11/16/25		$100,000	98,944
Barclays Bank plc
5.140%, 10/14/20		131,000	138,554
Barclays plc
2.750%, 11/8/19		250,000	249,606
3.200%, 8/10/21		200,000	197,770
BP Capital Markets plc
2.237%, 5/10/19		150,000	150,510
2.521%, 1/15/20		50,000	50,240
2.315%, 2/13/20		200,000	199,640
4.500%, 10/1/20		38,000	40,713
3.062%, 3/17/22		130,000	131,548
3.245%, 5/6/22		75,000	76,574
British Telecommunications plc
5.950%, 1/15/18		100,000	104,172
1.125%, 3/10/23 (m)	EUR	325,000	347,399
Delphi Corp.
4.150%, 3/15/24		$100,000	103,400
Fiat Chrysler Automobiles NV
5.250%, 4/15/23		250,000	255,000
Firstgroup plc
5.250%, 11/29/22 (m)	GBP	400,000	569,212
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18		$94,000	99,068
2.800%, 3/18/23		94,000	94,249
Heathrow Funding Ltd.
1.875%, 5/23/22 (m)	EUR	200,000	$226,009
7.125%, 2/14/24 (m)	GBP	250,000	400,620
HSBC Holdings plc
5.100%, 4/5/21		$150,000	162,299
4.000%, 3/30/22		100,000	103,494
3.600%, 5/25/23		200,000	201,689
Ineos Finance plc
4.000%, 5/1/23§	EUR	375,000	408,599
Jaguar Land Rover Automotive plc
3.500%, 3/15/20§		$200,000	202,500
5.000%, 2/15/22 (m)	GBP	150,000	200,342
Lloyds Banking Group plc
4.500%, 11/4/24		$200,000	203,134
Merlin Entertainments plc
2.750%, 3/15/22 (m)	EUR	225,000	246,048
Pentair Finance SA
2.650%, 12/1/19		$94,000	93,628
Pizzaexpress Financing 2 plc
6.625%, 8/1/21 (m)	GBP	100,000	125,409
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$150,000	172,930
Rio Tinto Finance USA plc
3.500%, 3/22/22		14,000	14,489
Royal Bank of Scotland Group plc
4.800%, 4/5/26		200,000	198,865
Santander UK plc
2.350%, 9/10/19		150,000	150,195
2.375%, 3/16/20		700,000	692,599
Sky plc
3.750%, 9/16/24§		700,000	704,954
Tesco plc
6.125%, 2/24/22	GBP	255,000	356,666
Unilever Capital Corp.
2.000%, 7/28/26		$100,000	91,669
United Kingdom Gilt
1.750%, 7/22/19 (m)	GBP	725,000	930,783
2.000%, 9/7/25 (m)		2,270,000	3,006,267
1.500%, 7/22/26 (m)		1,550,000	1,954,582
4.250%, 6/7/32 (m)		1,100,000	1,840,126
3.500%, 1/22/45 (m)		725,000	1,209,236
Virgin Media Receivables Financing Notes I DAC
5.500%, 9/15/24§		375,000	462,982
Vodafone Group plc
5.450%, 6/10/19		$113,000	121,171
2.950%, 2/19/23		94,000	91,155
1.750%, 8/25/23 (m)	EUR	250,000	276,165
Wagamama Finance plc
7.875%, 2/1/20 (m)	GBP	100,000	128,798
WPP Finance 2010
3.750%, 9/19/24		$50,000	50,321

Total United Kingdom			18,409,128

United States (54.6%)
21st Century Fox America, Inc.
5.650%, 8/15/20		56,000	61,778
3.700%, 10/15/25		100,000	100,919
3M Co.
3.000%, 8/7/25		100,000	100,719
Abbott Laboratories
2.550%, 3/15/22		90,000	87,489
3.400%, 11/30/23		100,000	99,136

See Notes to Financial Statements.

1054

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
AbbVie, Inc.
2.000%, 11/6/18		$131,000	$131,208
2.900%, 11/6/22		131,000	128,538
3.600%, 5/14/25		150,000	147,703
Actavis Funding SCS
2.450%, 6/15/19		250,000	251,069
3.800%, 3/15/25		150,000	150,145
Actavis, Inc.
3.250%, 10/1/22		75,000	74,627
Adient Global Holdings Ltd.
3.500%, 8/15/24 (m)	EUR	150,000	160,266
Aetna, Inc.
2.200%, 3/15/19		$250,000	250,486
3.200%, 6/15/26		155,000	153,199
Agilent Technologies, Inc.
3.875%, 7/15/23		56,000	57,602
Albemarle Corp.
3.000%, 12/1/19		150,000	152,885
1.875%, 12/8/21 (m)	EUR	350,000	385,957
Allstate Corp. (The)
3.150%, 6/15/23		$94,000	94,982
Altria Group, Inc.
9.250%, 8/6/19		42,000	49,494
2.950%, 5/2/23		94,000	93,933
4.000%, 1/31/24		100,000	105,710
Amazon.com, Inc.
2.600%, 12/5/19		100,000	102,011
3.300%, 12/5/21		100,000	103,548
American Express Co.
7.000%, 3/19/18		103,000	109,485
2.650%, 12/2/22		203,000	199,593
American International Group, Inc.
4.875%, 6/1/22		150,000	162,772
American Tower Corp.
5.050%, 9/1/20		113,000	120,985
5.000%, 2/15/24		100,000	107,047
Ameriprise Financial, Inc.
5.300%, 3/15/20		94,000	101,772
4.000%, 10/15/23		100,000	104,634
Amgen, Inc.
3.450%, 10/1/20		188,000	194,274
2.700%, 5/1/22		75,000	74,035
3.625%, 5/15/22		56,000	57,984
Amphenol Corp.
2.550%, 1/30/19		75,000	75,853
Anadarko Petroleum Corp.
5.550%, 3/15/26 (x)		100,000	111,000
Anthem, Inc.
2.300%, 7/15/18		250,000	251,239
2.250%, 8/15/19		100,000	99,267
Aon Corp.
5.000%, 9/30/20		113,000	121,569
Apple, Inc.
1.000%, 5/3/18		94,000	93,491
2.100%, 5/6/19		150,000	151,283
2.850%, 5/6/21		250,000	255,135
2.150%, 2/9/22		100,000	98,085
2.850%, 2/23/23		75,000	74,862
3.200%, 5/13/25		75,000	75,291
2.450%, 8/4/26		100,000	93,536
Applied Materials, Inc.
4.300%, 6/15/21		75,000	80,461
Arizona Public Service Co.
3.150%, 5/15/25		$100,000	$99,508
AT&T, Inc.
5.500%, 2/1/18		64,000	66,459
5.800%, 2/15/19		188,000	201,526
4.600%, 2/15/21		188,000	199,757
3.875%, 8/15/21		113,000	116,548
3.000%, 6/30/22		50,000	48,964
2.625%, 12/1/22		94,000	89,562
3.950%, 1/15/25		100,000	100,373
3.400%, 5/15/25		150,000	144,608
Atmos Energy Corp.
8.500%, 3/15/19		56,000	63,560
AutoZone, Inc.
4.000%, 11/15/20		94,000	98,670
AvalonBay Communities, Inc. (REIT)
3.625%, 10/1/20		100,000	103,606
Ball Corp.
4.375%, 12/15/23	EUR	250,000	290,795
Bank of America Corp.
5.650%, 5/1/18		$390,000	409,026
2.600%, 1/15/19		200,000	201,876
2.650%, 4/1/19		100,000	101,003
7.625%, 6/1/19		190,000	212,883
2.250%, 4/21/20		100,000	99,020
5.625%, 7/1/20		190,000	207,973
2.625%, 10/19/20		150,000	149,405
4.125%, 1/22/24		100,000	103,940
4.200%, 8/26/24		100,000	101,538
4.000%, 1/22/25		100,000	100,156
3.500%, 4/19/26		100,000	98,678
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20		120,000	121,455
4.150%, 2/1/21		113,000	120,459
3.000%, 2/24/25		65,000	64,200
BB&T Corp.
2.250%, 2/1/19		100,000	100,537
2.450%, 1/15/20		100,000	100,594
Bear Stearns Cos. LLC (The)
4.650%, 7/2/18		75,000	78,095
Becton Dickinson and Co.
1.800%, 12/15/17		78,000	78,205
2.675%, 12/15/19		150,000	152,359
Berkshire Hathaway Energy Co.
5.750%, 4/1/18		56,000	58,831
2.000%, 11/15/18		130,000	130,428
2.400%, 2/1/20		150,000	150,318
Berkshire Hathaway Finance Corp.
3.000%, 5/15/22		94,000	95,672
Berkshire Hathaway, Inc.
2.750%, 3/15/23		65,000	64,774
3.125%, 3/15/26		100,000	99,295
Biogen, Inc.
4.050%, 9/15/25		100,000	102,504
Boeing Capital Corp.
2.900%, 8/15/18		94,000	96,095
Boston Properties LP
5.625%, 11/15/20		100,000	110,129
3.650%, 2/1/26		100,000	99,032
Boston Scientific Corp.
2.650%, 10/1/18		100,000	101,264
3.850%, 5/15/25		50,000	50,044

See Notes to Financial Statements.

1055

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Bristol-Myers Squibb Co.
1.750%, 3/1/19		$100,000	$99,730
2.000%, 8/1/22		94,000	91,206
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26		30,000	28,970
Burlington Northern Santa Fe LLC
5.750%, 3/15/18		75,000	78,704
3.050%, 3/15/22		94,000	96,244
3.750%, 4/1/24		25,000	26,324
CA, Inc.
2.875%, 8/15/18		100,000	101,340
Capital One Bank USA NA
3.375%, 2/15/23		300,000	299,268
Cardinal Health, Inc.
3.200%, 6/15/22		75,000	75,463
Caterpillar Financial Services Corp.
7.150%, 2/15/19		60,000	66,343
2.100%, 6/9/19		250,000	250,324
Caterpillar, Inc.
2.600%, 6/26/22		56,000	55,746
CBS Corp.
5.750%, 4/15/20		94,000	103,354
Celgene Corp.
3.950%, 10/15/20		19,000	19,829
3.875%, 8/15/25		150,000	152,198
CenterPoint Energy Resources Corp.
4.500%, 1/15/21		65,000	68,170
Charles Schwab Corp. (The)
3.225%, 9/1/22		188,000	193,863
Charter Communications Operating LLC
4.908%, 7/23/25		170,000	178,262
Chevron Corp.
2.193%, 11/15/19		285,000	287,060
3.191%, 6/24/23		75,000	76,667
2.954%, 5/16/26		150,000	146,375
Chubb INA Holdings, Inc.
3.350%, 5/15/24		100,000	101,333
Cigna Corp.
4.500%, 3/15/21		94,000	100,014
Cisco Systems, Inc.
4.450%, 1/15/20		188,000	201,331
2.200%, 2/28/21		250,000	248,662
Citigroup, Inc.
1.750%, 5/1/18		94,000	93,733
2.650%, 10/26/20		250,000	249,443
4.500%, 1/14/22		100,000	106,725
3.875%, 10/25/23		100,000	102,949
3.750%, 6/16/24		150,000	152,726
3.300%, 4/27/25		65,000	63,499
4.400%, 6/10/25		100,000	102,178
Clorox Co. (The)
3.500%, 12/15/24		100,000	101,605
CNA Financial Corp.
5.875%, 8/15/20		56,000	61,483
Coca-Cola Co. (The)
3.150%, 11/15/20		169,000	175,480
3.200%, 11/1/23		100,000	102,463
Colgate-Palmolive Co.
1.500%, 11/1/18		100,000	100,006
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		38,000	51,102
Comcast Corp.
5.150%, 3/1/20		$94,000	$102,570
3.375%, 8/15/25		100,000	100,521
Commonwealth Edison Co.
3.400%, 9/1/21		150,000	155,698
2.550%, 6/15/26		100,000	94,967
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200%, 12/1/21		80,000	86,113
Conagra Brands, Inc.
3.200%, 1/25/23		54,000	53,705
Connecticut Light & Power Co. (The)
2.500%, 1/15/23		94,000	92,058
ConocoPhillips Co.
2.875%, 11/15/21		80,000	80,341
2.400%, 12/15/22		244,000	235,005
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18		131,000	137,633
Constellation Brands, Inc.
4.750%, 12/1/25		100,000	106,000
Consumers Energy Co.
6.700%, 9/15/19		94,000	105,377
Corning, Inc.
4.250%, 8/15/20		56,000	59,171
Costco Wholesale Corp.
2.250%, 2/15/22		55,000	54,343
Crown Castle International Corp.
4.450%, 2/15/26		100,000	103,736
CSX Corp.
3.350%, 11/1/25		100,000	99,997
CVS Health Corp.
2.250%, 12/5/18		250,000	252,173
3.875%, 7/20/25		133,000	137,251
2.875%, 6/1/26		150,000	142,764
DDR Corp.
3.625%, 2/1/25		100,000	96,374
Deere & Co.
4.375%, 10/16/19		131,000	139,327
2.600%, 6/8/22		38,000	37,798
Delphi Automotive plc
1.500%, 3/10/25	EUR	500,000	526,443
Devon Energy Corp.
4.000%, 7/15/21		$113,000	116,461
Diamond 1 Finance Corp.
5.450%, 6/15/23§		100,000	105,990
6.020%, 6/15/26§		150,000	162,459
Discover Financial Services
3.950%, 11/6/24		100,000	98,812
Discovery Communications LLC
5.050%, 6/1/20		38,000	40,663
4.375%, 6/15/21		38,000	40,021
Dollar General Corp.
1.875%, 4/15/18		56,000	56,012
Dominion Gas Holdings LLC
3.600%, 12/15/24		50,000	50,173
Dominion Resources, Inc.
2.500%, 12/1/19		300,000	301,540
Dow Chemical Co. (The)
8.550%, 5/15/19		113,000	129,198
4.250%, 11/15/20		59,000	62,295

See Notes to Financial Statements.

1056

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
DTE Energy Co.
2.400%, 12/1/19		$150,000	$150,561
Duke Energy Corp.
3.950%, 10/15/23		100,000	104,332
Duke Energy Indiana LLC
3.750%, 7/15/20		38,000	39,770
Eastman Chemical Co.
3.600%, 8/15/22		75,000	76,945
Eaton Corp.
2.750%, 11/2/22		94,000	92,828
eBay, Inc.
3.250%, 10/15/20		38,000	38,805
Ecolab, Inc.
4.350%, 12/8/21		94,000	101,029
Emerson Electric Co.
2.625%, 2/15/23		94,000	92,771
Energy Transfer Partners LP
4.650%, 6/1/21		150,000	157,029
4.050%, 3/15/25		100,000	98,717
Entergy Corp.
5.125%, 9/15/20		113,000	121,596
Enterprise Products Operating LLC
2.550%, 10/15/19		150,000	150,995
3.350%, 3/15/23		94,000	95,148
3.900%, 2/15/24		50,000	51,235
EOG Resources, Inc.
5.625%, 6/1/19		28,000	30,231
4.100%, 2/1/21		75,000	78,726
EQT Corp.
4.875%, 11/15/21		94,000	100,344
Essex Portfolio LP
3.875%, 5/1/24		100,000	101,680
Expedia, Inc.
5.950%, 8/15/20		56,000	61,145
Express Scripts Holding Co.
2.250%, 6/15/19		150,000	149,722
3.900%, 2/15/22		94,000	96,857
Exxon Mobil Corp.
1.305%, 3/6/18		100,000	99,850
2.397%, 3/6/22		100,000	99,307
3.176%, 3/15/24		100,000	101,241
FedEx Corp.
2.300%, 2/1/20		60,000	60,074
2.625%, 8/1/22		19,000	18,815
1.625%, 1/11/27	EUR	250,000	266,862
FHLMC
0.875%, 3/7/18		$500,000	498,489
2.375%, 1/13/22		1,614,000	1,639,775
Fidelity National Information Services, Inc.
3.500%, 4/15/23		75,000	75,575
5.000%, 10/15/25		100,000	108,981
Fifth Third Bancorp
2.300%, 3/1/19		75,000	75,225
2.875%, 7/27/20		150,000	151,722
Financing Corp.
9.800%, 4/6/18		150,000	166,567
Fiserv, Inc.
4.750%, 6/15/21		56,000	60,248
Florida Power & Light Co.
3.250%, 6/1/24		100,000	101,827
Flowserve Corp.
4.000%, 11/15/23		50,000	50,801
FNMA
0.875%, 5/21/18		$188,000	$187,277
1.875%, 9/18/18		250,000	252,824
1.625%, 11/27/18		350,000	352,833
1.750%, 6/20/19		800,000	806,561
1.000%, 8/28/19		1,500,000	1,483,732
2.625%, 9/6/24		200,000	201,955
2.125%, 4/24/26		250,000	236,693
Ford Motor Credit Co. LLC
2.875%, 10/1/18		200,000	202,293
4.389%, 1/8/26		200,000	202,622
GATX Corp.
2.375%, 7/30/18		94,000	94,294
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20		217,000	216,648
GE Capital UK Funding Unlimited Co.
5.125%, 5/24/23	GBP	200,000	299,861
General Dynamics Corp.
3.875%, 7/15/21		$38,000	40,309
2.250%, 11/15/22		56,000	55,104
General Electric Co.
6.000%, 8/7/19		150,000	165,359
5.300%, 2/11/21		76,000	83,974
2.700%, 10/9/22		75,000	74,740
3.100%, 1/9/23		75,000	76,138
General Mills, Inc.
5.650%, 2/15/19		94,000	100,991
2.200%, 10/21/19		100,000	100,338
General Motors Financial Co., Inc.
3.100%, 1/15/19		250,000	251,925
4.000%, 1/15/25		100,000	97,210
4.300%, 7/13/25		100,000	98,920
5.250%, 3/1/26		50,000	51,860
Georgia Power Co.
3.250%, 4/1/26		100,000	100,394
Gilead Sciences, Inc.
4.400%, 12/1/21		113,000	121,554
3.250%, 9/1/22		30,000	30,673
3.650%, 3/1/26		100,000	100,773
Goldman Sachs Group, Inc. (The)
6.150%, 4/1/18		282,000	296,919
2.625%, 1/31/19		275,000	277,771
2.550%, 10/23/19		100,000	100,336
6.000%, 6/15/20		188,000	209,220
2.750%, 9/15/20		30,000	30,130
3.625%, 1/22/23		56,000	57,119
3.850%, 7/8/24		150,000	153,094
2.125%, 9/30/24 (m)	EUR	500,000	556,041
4.250%, 10/21/25		$75,000	76,005
3.750%, 2/25/26		30,000	30,070
3.500%, 11/16/26		150,000	146,147
Great Plains Energy, Inc.
4.850%, 6/1/21		38,000	40,601
Halliburton Co.
3.800%, 11/15/25		150,000	151,770
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20		56,000	61,311
HCP, Inc.
2.625%, 2/1/20		94,000	94,046
3.400%, 2/1/25		100,000	95,330

See Notes to Financial Statements.

1057

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Hewlett Packard Enterprise Co.
4.900%, 10/15/25	$200,000	$205,368
Historic TW, Inc.
6.875%, 6/15/18	38,000	40,678
Home Depot, Inc. (The)
2.000%, 6/15/19	250,000	253,298
2.625%, 6/1/22	75,000	75,245
2.125%, 9/15/26	25,000	23,022
Hospitality Properties Trust
4.500%, 3/15/25	100,000	97,024
HP, Inc.
4.050%, 9/15/22	100,000	103,410
HSBC Finance Corp.
6.676%, 1/15/21	83,000	93,149
HSBC USA, Inc.
1.625%, 1/16/18	100,000	99,807
2.250%, 6/23/19	300,000	299,584
Illinois Tool Works, Inc.
3.500%, 3/1/24	100,000	103,458
Ingersoll-Rand Global Holding Co. Ltd.
6.875%, 8/15/18	75,000	80,882
Intel Corp.
3.300%, 10/1/21	94,000	97,548
2.700%, 12/15/22	75,000	75,111
Intercontinental Exchange, Inc.
2.750%, 12/1/20	125,000	126,127
International Business Machines Corp.
1.950%, 2/12/19 (x)	150,000	150,699
3.625%, 2/12/24	150,000	155,795
International Game Technology plc
6.250%, 2/15/22§	250,000	268,125
International Paper Co.
4.750%, 2/15/22	47,000	50,600
3.650%, 6/15/24	100,000	101,034
Jefferies Group LLC
5.125%, 4/13/18	75,000	77,448
JM Smucker Co. (The)
3.000%, 3/15/22	135,000	135,805
Johnson & Johnson
2.450%, 12/5/21	100,000	101,239
2.050%, 3/1/23	25,000	24,285
3.375%, 12/5/23	50,000	52,356
JPMorgan Chase & Co.
1.625%, 5/15/18	94,000	93,780
2.250%, 1/23/20	100,000	99,924
4.250%, 10/15/20	376,000	395,457
3.250%, 9/23/22	301,000	305,440
3.200%, 1/25/23	131,000	132,151
3.625%, 5/13/24	100,000	101,812
3.875%, 9/10/24	150,000	151,317
3.125%, 1/23/25	100,000	97,822
3.300%, 4/1/26	100,000	98,077
Juniper Networks, Inc.
4.600%, 3/15/21	38,000	40,511
Kellogg Co.
4.000%, 12/15/20	94,000	98,661
KeyCorp
2.900%, 9/15/20	75,000	75,720
5.100%, 3/24/21	75,000	81,697
Kimberly-Clark Corp.
1.900%, 5/22/19	150,000	150,421
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	$150,000	$166,705
6.500%, 4/1/20	75,000	82,709
Kinder Morgan, Inc.
3.050%, 12/1/19	250,000	252,762
KLA-Tencor Corp.
4.125%, 11/1/21	90,000	93,788
Kohl’s Corp.
4.750%, 12/15/23	50,000	53,063
Kraft Heinz Foods Co.
5.375%, 2/10/20	98,000	105,966
3.500%, 7/15/22	100,000	101,269
Kroger Co. (The)
6.150%, 1/15/20	94,000	103,939
L-3 Communications Corp.
4.950%, 2/15/21	56,000	60,101
Laboratory Corp. of America Holdings
2.500%, 11/1/18	100,000	100,993
3.200%, 2/1/22	50,000	50,280
Lam Research Corp.
3.800%, 3/15/25	30,000	29,987
Leucadia National Corp.
5.500%, 10/18/23	50,000	52,656
LG&E & KU Energy LLC
3.750%, 11/15/20	75,000	78,294
Liberty Property LP
4.125%, 6/15/22	56,000	58,130
Life Technologies Corp.
5.000%, 1/15/21	75,000	79,988
Lincoln National Corp.
4.850%, 6/24/21	56,000	60,660
Lockheed Martin Corp.
4.250%, 11/15/19	113,000	120,265
3.550%, 1/15/26	100,000	102,072
Lowe’s Cos., Inc.
3.375%, 9/15/25	100,000	101,764
LyondellBasell Industries NV
6.000%, 11/15/21	200,000	227,539
Macy’s Retail Holdings, Inc.
3.625%, 6/1/24	100,000	97,341
Marathon Oil Corp.
2.800%, 11/1/22	75,000	71,578
Marathon Petroleum Corp.
5.125%, 3/1/21	94,000	102,229
Marriott International, Inc.
3.125%, 10/15/21	100,000	100,733
Marsh & McLennan Cos., Inc.
3.500%, 6/3/24	100,000	101,246
McDonald’s Corp.
5.350%, 3/1/18	75,000	78,231
3.250%, 6/10/24	150,000	152,328
McKesson Corp.
2.284%, 3/15/19	150,000	150,402
Medco Health Solutions, Inc.
7.125%, 3/15/18	38,000	40,246
4.125%, 9/15/20	75,000	78,398
Medtronic, Inc.
2.500%, 3/15/20	150,000	150,743
3.150%, 3/15/22	55,000	56,021
3.500%, 3/15/25	100,000	102,549

See Notes to Financial Statements.

1058

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Merck & Co., Inc.
1.300%, 5/18/18		$94,000	$93,748
1.850%, 2/10/20		150,000	150,035
2.350%, 2/10/22		30,000	29,666
MetLife, Inc.
6.817%, 8/15/18		68,000	73,236
4.750%, 2/8/21		100,000	108,552
Microsoft Corp.
1.000%, 5/1/18		113,000	112,583
1.625%, 12/6/18		150,000	150,464
3.000%, 10/1/20		56,000	57,825
2.375%, 2/12/22		60,000	59,761
2.650%, 11/3/22		75,000	75,037
2.125%, 11/15/22		100,000	97,321
2.000%, 8/8/23		90,000	85,987
Molson Coors Brewing Co.
3.000%, 7/15/26		100,000	94,135
Monsanto Co.
2.750%, 7/15/21		35,000	34,710
Moody’s Corp.
4.500%, 9/1/22		19,000	20,432
Morgan Stanley
2.500%, 1/24/19		150,000	151,092
7.300%, 5/13/19		282,000	314,150
2.375%, 7/23/19		150,000	150,160
5.500%, 1/26/20		150,000	162,200
2.800%, 6/16/20		95,000	95,383
5.750%, 1/25/21		188,000	208,819
2.500%, 4/21/21		100,000	98,737
3.750%, 2/25/23		56,000	57,379
4.100%, 5/22/23		100,000	102,598
1.750%, 1/30/25	EUR	350,000	380,720
4.000%, 7/23/25		$100,000	102,403
3.125%, 7/27/26		100,000	95,342
Mosaic Co. (The)
4.250%, 11/15/23 (x)		100,000	100,499
Motorola Solutions, Inc.
3.750%, 5/15/22		56,000	56,137
MPLX LP
4.500%, 7/15/23		50,000	50,804
4.875%, 6/1/25		50,000	51,245
MUFG Americas Holdings Corp.
3.000%, 2/10/25		150,000	144,538
Mylan NV
3.950%, 6/15/26§		100,000	93,173
Nabors Industries, Inc.
4.625%, 9/15/21		94,000	95,704
Nasdaq, Inc.
5.550%, 1/15/20		75,000	80,780
National Oilwell Varco, Inc.
2.600%, 12/1/22		113,000	104,145
National Retail Properties, Inc. (REIT)
3.900%, 6/15/24		100,000	102,398
National Rural Utilities Cooperative Finance Corp.
2.150%, 2/1/19		200,000	201,514
NBCUniversal Media LLC
4.375%, 4/1/21		150,000	161,698
NetApp, Inc.
3.375%, 6/15/21		100,000	101,111
Newell Brands, Inc.
3.150%, 4/1/21		$200,000	$202,923
3.850%, 4/1/23		55,000	56,981
Newmont Mining Corp.
3.500%, 3/15/22		94,000	94,865
NextEra Energy Capital Holdings, Inc.
2.700%, 9/15/19		150,000	151,952
NiSource Finance Corp.
6.125%, 3/1/22		100,000	115,047
Noble Energy, Inc.
4.150%, 12/15/21		94,000	97,933
Norfolk Southern Corp.
5.900%, 6/15/19		103,000	111,999
Northrop Grumman Corp.
3.500%, 3/15/21		19,000	19,681
Occidental Petroleum Corp.
2.700%, 2/15/23		94,000	92,956
Omega Healthcare Investors, Inc.
4.375%, 8/1/23		100,000	98,606
Omnicom Group, Inc.
4.450%, 8/15/20		38,000	40,277
3.625%, 5/1/22		19,000	19,536
Oncor Electric Delivery Co. LLC
2.150%, 6/1/19		150,000	149,522
ONEOK Partners LP
8.625%, 3/1/19		94,000	105,944
Oracle Corp.
5.750%, 4/15/18		188,000	198,260
2.250%, 10/8/19		250,000	252,834
2.500%, 5/15/22		100,000	99,395
2.500%, 10/15/22		75,000	74,056
2.400%, 9/15/23		100,000	96,921
2.650%, 7/15/26		100,000	94,596
Pacific Gas & Electric Co.
8.250%, 10/15/18		38,000	42,178
3.500%, 10/1/20		56,000	57,929
2.950%, 3/1/26		100,000	97,870
Parker-Hannifin Corp.
3.300%, 11/21/24		100,000	101,844
PepsiCo, Inc.
5.000%, 6/1/18		94,000	98,663
1.850%, 4/30/20		100,000	99,466
2.750%, 3/1/23		200,000	199,940
Pfizer, Inc.
4.650%, 3/1/18		38,000	39,348
2.100%, 5/15/19		100,000	100,833
2.200%, 12/15/21		100,000	99,062
Philip Morris International, Inc.
5.650%, 5/16/18		75,000	79,037
3.600%, 11/15/23		50,000	51,920
Pitney Bowes, Inc.
4.750%, 5/15/18		38,000	39,215
Plains All American Pipeline LP
6.500%, 5/1/18		79,000	83,430
3.850%, 10/15/23		100,000	99,101
PNC Bank NA
2.950%, 2/23/25		250,000	244,818
PPL Capital Funding, Inc.
4.200%, 6/15/22		47,000	49,536
Precision Castparts Corp.
2.500%, 1/15/23		38,000	37,357

See Notes to Financial Statements.

1059

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Priceline Group, Inc. (The)
2.375%, 9/23/24	EUR	600,000	$663,895
Progress Energy, Inc.
4.400%, 1/15/21		$94,000	99,706
Progressive Corp. (The)
3.750%, 8/23/21		56,000	59,050
Prologis LP
3.350%, 2/1/21		150,000	154,577
Prudential Financial, Inc.
2.350%, 8/15/19 (x)		150,000	150,939
5.875%, 9/15/42 (l)		100,000	105,000
Public Service Electric & Gas Co.
2.000%, 8/15/19		150,000	150,412
3.050%, 11/15/24		100,000	100,248
Puget Energy, Inc.
3.650%, 5/15/25		50,000	49,229
QUALCOMM, Inc.
3.450%, 5/20/25		100,000	101,907
QVC, Inc.
3.125%, 4/1/19		250,000	252,488
Raytheon Co.
3.125%, 10/15/20		94,000	96,872
Realty Income Corp.
3.250%, 10/15/22		56,000	56,363
Reinsurance Group of America, Inc.
4.700%, 9/15/23		50,000	53,341
Republic Services, Inc.
5.250%, 11/15/21		94,000	104,234
Reynolds American, Inc.
6.875%, 5/1/20		38,000	43,133
4.850%, 9/15/23		150,000	162,920
Roper Technologies, Inc.
3.125%, 11/15/22		75,000	74,420
Ryder System, Inc.
2.500%, 5/11/20		45,000	44,936
S&P Global, Inc.
3.300%, 8/14/20		35,000	35,617
San Diego Gas & Electric Co.
3.600%, 9/1/23		100,000	104,677
Santander Holdings USA, Inc.
2.650%, 4/17/20		120,000	118,132
Scripps Networks Interactive, Inc.
3.900%, 11/15/24		100,000	101,186
Seagate HDD Cayman
4.750%, 6/1/23		25,000	24,799
4.750%, 1/1/25		50,000	47,000
Sempra Energy
2.400%, 3/15/20		200,000	200,072
Senior Housing Properties Trust
3.250%, 5/1/19		100,000	100,042
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26		225,000	210,024
Simon Property Group LP
2.200%, 2/1/19		100,000	100,655
5.650%, 2/1/20		188,000	205,393
3.300%, 1/15/26		100,000	99,443
Southern California Edison Co.
3.875%, 6/1/21		19,000	20,102
Southern Co. (The)
2.150%, 9/1/19		100,000	99,600
2.750%, 6/15/20		100,000	101,126
Southwestern Electric Power Co.
6.450%, 1/15/19		$56,000	$60,893
Stanley Black & Decker, Inc.
2.900%, 11/1/22		56,000	56,301
Starbucks Corp.
3.850%, 10/1/23		50,000	53,243
State of California
5.700%, 11/1/21		100,000	115,312
State of Illinois, General Obligation Bonds, Series 2011
5.877%, 3/1/19		90,000	95,410
State Street Corp.
3.300%, 12/16/24		65,000	65,367
Stryker Corp.
3.500%, 3/15/26		100,000	99,975
Synchrony Financial
2.700%, 2/3/20		25,000	24,840
3.750%, 8/15/21		50,000	51,412
4.500%, 7/23/25		100,000	102,866
Sysco Corp.
2.600%, 10/1/20		30,000	30,139
3.750%, 10/1/25		100,000	101,013
Target Corp.
6.000%, 1/15/18		100,000	104,503
2.300%, 6/26/19		250,000	253,030
TD Ameritrade Holding Corp.
2.950%, 4/1/22		100,000	101,221
Tennessee Valley Authority
4.500%, 4/1/18		94,000	97,798
Texas Instruments, Inc.
1.750%, 5/1/20		100,000	99,066
Textron, Inc.
4.300%, 3/1/24		100,000	103,637
Thermo Fisher Scientific, Inc.
3.600%, 8/15/21		160,000	165,424
0.750%, 9/12/24	EUR	350,000	355,999
Time Warner Cable LLC
8.250%, 4/1/19		$200,000	224,500
Time Warner, Inc.
3.550%, 6/1/24		150,000	149,004
Toyota Motor Credit Corp.
2.150%, 3/12/20		135,000	134,856
3.300%, 1/12/22		94,000	97,054
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26§		50,000	63,242
Tyson Foods, Inc.
4.500%, 6/15/22		75,000	80,196
U.S. Bancorp
2.200%, 4/25/19		150,000	151,239
3.600%, 9/11/24		150,000	153,313
U.S. Treasury Bonds
8.500%, 2/15/20		113,000	136,995
8.125%, 5/15/21		500,000	630,693
7.125%, 2/15/23		188,000	242,054
7.500%, 11/15/24		500,000	687,954
6.000%, 2/15/26		990,000	1,279,836
U.S. Treasury Notes
0.750%, 2/28/18		700,000	698,178
2.750%, 2/28/18		939,000	957,890
1.000%, 3/15/18		500,000	500,210
0.750%, 3/31/18		800,000	797,660

See Notes to Financial Statements.

1060

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
0.875%, 3/31/18		$3,000,000	$2,996,147
2.875%, 3/31/18		1,000,000	1,023,237
0.625%, 4/30/18		318,000	316,426
2.625%, 4/30/18		939,000	958,743
1.000%, 5/15/18		800,000	799,723
1.000%, 5/31/18		2,500,000	2,498,926
2.375%, 5/31/18		500,000	509,241
1.375%, 6/30/18		376,000	377,733
2.375%, 6/30/18		600,000	611,537
0.750%, 7/31/18		800,000	795,664
1.375%, 7/31/18		880,000	883,996
1.000%, 8/15/18		350,000	349,494
0.750%, 8/31/18		1,000,000	993,833
1.500%, 8/31/18		51,000	51,315
1.000%, 9/15/18		350,000	349,217
0.875%, 10/15/18		700,000	696,640
1.250%, 10/31/18		550,000	550,854
1.250%, 11/30/18		1,700,000	1,702,142
1.375%, 11/30/18		900,000	903,199
1.250%, 12/15/18		1,800,000	1,801,758
1.250%, 12/31/18		1,500,000	1,501,312
1.375%, 2/28/19		1,938,000	1,943,053
1.500%, 2/28/19		300,000	301,617
1.625%, 3/31/19		400,000	403,125
3.125%, 5/15/19		500,000	521,113
1.125%, 5/31/19		500,000	497,866
1.500%, 5/31/19		500,000	502,251
1.625%, 6/30/19		1,500,000	1,511,162
0.750%, 7/15/19		800,000	788,320
1.625%, 7/31/19		600,000	604,125
3.625%, 8/15/19		843,000	892,090
1.625%, 8/31/19		1,000,000	1,006,797
1.500%, 10/31/19		1,600,000	1,603,641
3.375%, 11/15/19		1,069,000	1,127,638
1.500%, 11/30/19		2,600,000	2,604,824
1.625%, 12/31/19		500,000	502,417
3.625%, 2/15/20		1,011,000	1,075,599
1.250%, 2/29/20		500,000	495,933
1.375%, 2/29/20		1,000,000	995,078
1.375%, 3/31/20		500,000	497,315
3.500%, 5/15/20		1,251,000	1,329,383
1.375%, 5/31/20		289,000	287,149
1.625%, 6/30/20		900,000	900,299
2.625%, 8/15/20		376,000	388,690
1.375%, 8/31/20		900,000	890,490
1.375%, 9/30/20		1,500,000	1,482,773
2.000%, 9/30/20		550,000	556,177
1.375%, 10/31/20		200,000	197,516
1.750%, 10/31/20		1,000,000	1,001,943
2.625%, 11/15/20		1,274,000	1,316,413
1.625%, 11/30/20		1,800,000	1,792,670
2.000%, 11/30/20		300,000	303,062
1.750%, 12/31/20		1,700,000	1,699,369
2.375%, 12/31/20		350,000	358,518
2.125%, 1/31/21		1,000,000	1,013,223
2.000%, 2/28/21		400,000	403,149
3.125%, 5/15/21		1,946,000	2,049,932
1.375%, 5/31/21		500,000	490,122
1.125%, 6/30/21		1,000,000	967,930
2.125%, 6/30/21		3,700,000	3,738,951
2.250%, 7/31/21		1,677,600	1,703,731
2.125%, 8/15/21		$688,000	$694,443
2.125%, 9/30/21		500,000	504,370
1.250%, 10/31/21 (x)		1,500,000	1,454,575
2.000%, 11/15/21		1,722,000	1,726,456
1.750%, 11/30/21		800,000	794,086
1.875%, 11/30/21		1,700,000	1,695,202
1.500%, 1/31/22		200,000	195,471
2.000%, 2/15/22		688,000	689,035
1.750%, 3/31/22		1,400,000	1,381,447
1.750%, 4/30/22		700,000	690,361
1.750%, 5/15/22		564,000	555,760
2.125%, 6/30/22		900,000	903,085
2.000%, 7/31/22		400,000	398,516
1.625%, 8/15/22		1,003,000	978,366
1.750%, 9/30/22		550,000	539,532
1.875%, 10/31/22		700,000	690,696
1.625%, 11/15/22		376,000	365,968
2.000%, 11/30/22		500,000	496,719
2.125%, 12/31/22		350,000	349,809
1.750%, 1/31/23		900,000	879,460
1.500%, 3/31/23		500,000	480,586
1.750%, 5/15/23		500,000	487,031
1.375%, 6/30/23		500,000	475,029
2.500%, 8/15/23		350,000	356,258
1.375%, 8/31/23		300,000	284,303
1.375%, 9/30/23		400,000	378,875
2.750%, 11/15/23		1,350,000	1,394,600
2.750%, 2/15/24		2,550,000	2,634,419
2.500%, 5/15/24		1,800,000	1,827,422
2.375%, 8/15/24		1,600,000	1,607,766
2.250%, 11/15/24		1,760,000	1,749,481
2.000%, 2/15/25		2,139,000	2,082,183
2.000%, 8/15/25		1,250,000	1,211,047
2.250%, 11/15/25		2,000,000	1,974,707
1.625%, 2/15/26		1,400,000	1,308,193
1.625%, 5/15/26		130,000	121,226
1.500%, 8/15/26		1,600,000	1,471,813
2.000%, 11/15/26		750,000	721,758
Union Pacific Corp.
5.700%, 8/15/18		94,000	100,091
United Parcel Service, Inc.
3.125%, 1/15/21		75,000	77,570
United Technologies Corp.
3.100%, 6/1/22		56,000	57,580
UnitedHealth Group, Inc.
6.000%, 2/15/18		56,000	58,652
2.300%, 12/15/19		150,000	150,996
2.875%, 12/15/21		45,000	45,621
3.750%, 7/15/25		100,000	103,851
Valero Energy Corp.
6.125%, 2/1/20		56,000	61,957
Ventas Realty LP (REIT)
4.250%, 3/1/22		38,000	40,191
3.750%, 5/1/24		150,000	151,439
Verizon Communications, Inc.
2.625%, 2/21/20		100,000	100,847
4.500%, 9/15/20		100,000	106,884
5.150%, 9/15/23		400,000	440,502
3.500%, 11/1/24		230,000	229,813
3.250%, 2/17/26	EUR	125,000	154,117

See Notes to Financial Statements.

1061

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
VF Corp.
0.625%, 9/20/23	EUR	350,000	$365,245
Viacom, Inc.
2.750%, 12/15/19		$145,000	144,322
3.875%, 12/15/21		75,000	76,282
Visa, Inc.
2.200%, 12/14/20		200,000	200,316
2.800%, 12/14/22		75,000	75,101
Voya Financial, Inc.
3.650%, 6/15/26		100,000	97,425
Walgreen Co.
3.100%, 9/15/22		19,000	18,956
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21		100,000	101,593
3.450%, 6/1/26		150,000	147,163
Wal-Mart Stores, Inc.
1.950%, 12/15/18		250,000	252,115
3.625%, 7/8/20		113,000	119,042
3.250%, 10/25/20		113,000	117,547
Walt Disney Co. (The)
2.300%, 2/12/21		80,000	80,224
3.750%, 6/1/21		19,000	20,130
3.000%, 2/13/26		100,000	99,695
Wells Fargo & Co.
1.500%, 1/16/18		94,000	93,852
2.150%, 1/15/19		150,000	151,056
2.600%, 7/22/20		70,000	70,261
3.500%, 3/8/22		56,000	57,439
3.450%, 2/13/23		94,000	94,010
3.300%, 9/9/24		100,000	99,149
3.550%, 9/29/25		100,000	99,753
3.000%, 4/22/26		150,000	143,147
Wells Fargo Bank NA
1.750%, 5/24/19		250,000	248,096
Welltower, Inc.
4.250%, 4/1/26		100,000	103,659
Williams Partners LP
4.125%, 11/15/20		150,000	156,270
4.000%, 9/15/25		100,000	98,485
Wisconsin Electric Power Co.
2.950%, 9/15/21		75,000	76,037
Wyndham Worldwide Corp.
4.250%, 3/1/22		56,000	57,834
Xcel Energy, Inc.
4.700%, 5/15/20		94,000	99,601
Xerox Corp.
6.350%, 5/15/18		38,000	39,872
2.750%, 9/1/20		60,000	58,835
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20		100,000	99,752
3.150%, 4/1/22		100,000	99,193
Zoetis, Inc.
3.250%, 2/1/23		85,000	84,423

Total United States			167,530,943

Total Long Term Debt Securities (98.3%) (Cost $310,468,125)			301,460,443

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (1.1%)
Kingdom of Norway
0.50%, 3/15/17 (m)(p)	NOK	27,550,000	3,187,165

	Number of Shares		Value (Note 1)
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares		601,207	$601,388

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)		$100,000	100,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $50,230, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $51,231. (xx)		50,226	50,226
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $30,004, collateralized by various Common Stocks; total market value $33,347. (xx)		30,000	30,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $500,058, collateralized by various Common Stocks; total market value $555,778. (xx)		500,000	500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $100,011, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $102,000. (xx)		100,000	100,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $11,230, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $11,454. (xx)		11,229	11,229

See Notes to Financial Statements.

1062

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	$100,000	$100,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $200,011, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $204,011. (xx)	200,000	200,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $48,598, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $49,567. (xx)	48,595	48,595
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		2,240,050

Total Short-Term Investments (2.0%) (Cost $6,174,539)		6,028,603

Total Investments (100.3%) (Cost $316,642,664)		307,489,046
Other Assets Less Liabilities (-0.3%)		(853,901)

Net Assets (100%)		$306,635,145

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $8,829,893 or 2.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $108,697 or 0.0% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $46,641,891 or 15.2% of net assets.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $2,198,526. This was secured by cash collateral of $2,240,050 which was subsequently invested in joint repurchase agreements with a total value of $2,240,050, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungary Forint
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RON	— Romanian Leu
SGD	— Singapore Dollar
THB	— Thailand Baht
ZAR	— South African Rand

See Notes to Financial Statements.

1063

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
U.S. Treasury Obligations	$103,898,115	33.9%
Foreign Government Securities	91,802,683	29.9
Financials	26,730,164	8.7
Supranational	13,066,192	4.3
Consumer Discretionary	10,328,799	3.4
Health Care	8,018,599	2.6
Consumer Staples	7,807,598	2.5
Industrials	6,811,175	2.2
Energy	6,384,740	2.1
Information Technology	6,067,084	2.0
U.S. Government Agency Securities	5,924,504	1.9
Materials	3,853,930	1.3
Telecommunication Services	4,099,422	1.3
Utilities	4,071,373	1.3
Real Estate	2,299,230	0.8
Repurchase Agreements	2,240,050	0.7
Investment Companies	601,388	0.2
Municipal Bond	296,835	0.1
Cash and Other	2,333,264	0.8

		100.0%

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/13/17	JPMorgan Chase Bank	950	$1,172,759	$1,176,991	$(4,232)
Canadian Dollar vs. U.S. Dollar, expiring 1/27/17	JPMorgan Chase Bank	5,300	3,948,583	3,969,889	(21,306)
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	17,220	18,191,587	18,386,311	(194,724)
Japanese Yen vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	2,220,000	19,012,096	21,539,011	(2,526,915)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	2,000,000	17,150,080	19,425,661	(2,275,581)
Mexican Peso vs. U.S. Dollar, expiring 2/7/17	JPMorgan Chase Bank	64,000	3,071,338	3,301,460	(230,122)
South African Rand vs. U.S. Dollar, expiring 3/6/17	JPMorgan Chase Bank	10,250	737,693	717,778	19,915

					$(5,232,965)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/20/17	JPMorgan Chase Bank	18,650	$13,951,916	$13,434,154	$517,762
Brazilian Real vs. U.S. Dollar, expiring 3/7/17	State Street Bank & Trust	12,550	3,531,878	3,789,193	(257,315)
British Pound vs. U.S. Dollar, expiring 3/13/17	JPMorgan Chase Bank	2,185	2,757,103	2,697,347	59,756
European Union Euro vs. U.S. Dollar, expiring 3/16/17	JPMorgan Chase Bank	5,600	5,881,036	5,915,963	(34,927)
Hungarian Forint vs. U.S. Dollar, expiring 2/22/17	State Street Bank & Trust	905,000	3,098,572	3,084,656	13,916
Japanese Yen vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	408,508	3,700,000	3,498,463	201,537
Malaysian Ringgit vs. U.S. Dollar, expiring 2/10/17	State Street Bank & Trust	15,000	3,547,945	3,339,521	208,424
Mexican Peso vs. U.S. Dollar, expiring 2/7/17	JPMorgan Chase Bank	121,100	6,213,785	5,811,547	402,238
New Zealand Dollar vs. U.S. Dollar, expiring 3/14/17	JPMorgan Chase Bank	8,415	6,008,563	5,833,791	174,772
Poland Zloty vs. U.S. Dollar, expiring 2/22/17	State Street Bank & Trust	24,400	5,805,377	5,825,620	(20,243)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
South African Rand vs. U.S. Dollar, expiring 3/6/17	JPMorgan Chase Bank	51,350	$3,569,225	$3,695,660	$(126,435)
Thailand Baht vs. U.S. Dollar, expiring 2/10/17	JPMorgan Chase Bank	128,000	3,656,411	3,573,487	82,924

					$1,222,409

					$(4,010,556)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$10,328,799	$—	$10,328,799
Consumer Staples	—	7,807,598	—	7,807,598
Energy	—	6,384,740	—	6,384,740
Financials	—	26,730,164	—	26,730,164
Health Care	—	8,018,599	—	8,018,599
Industrials	—	6,811,175	—	6,811,175
Information Technology	—	6,067,084	—	6,067,084
Materials	—	3,853,930	—	3,853,930
Real Estate	—	2,299,230	—	2,299,230
Telecommunication Services	—	4,099,422	—	4,099,422
Utilities	—	4,071,373	—	4,071,373
Foreign Government Securities	—	91,802,683	—	91,802,683
Forward Currency Contracts	—	1,681,244	—	1,681,244
Municipal Bonds	—	296,835	—	296,835
Short-Term Investments
Foreign Government Treasury Bills	—	3,187,165	—	3,187,165
Investment Companies	601,388	—	—	601,388
Repurchase Agreements	—	2,240,050	—	2,240,050
Supranational	—	13,066,192	—	13,066,192
U.S. Government Agency Securities	—	5,924,504	—	5,924,504
U.S. Treasury Obligations	—	103,898,115	—	103,898,115

Total Assets	$601,388	$308,568,902	$—	$309,170,290

Liabilities:
Forward Currency Contracts	$—	$(5,691,800)	$—	$(5,691,800)

Total Liabilities	$—	$(5,691,800)	$—	$(5,691,800)

Total	$601,388	$302,877,102	$—	$303,478,490

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,681,244

	Liability Derivatives
Foreign exchange contracts	Payables	$(5,691,800)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$6,097,281

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign exchange contracts	$(5,267,607)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $160,064,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$1,458,904	$(1,458,904)	$—	$—
State Street Bank & Trust	222,340	(222,340)	—	—

Total	$1,681,244	$(1,681,244)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$5,414,242	$(1,458,904)	$—	$3,955,338
State Street Bank & Trust	277,558	(222,340)	—	55,218

Total	$5,691,800	$(1,681,244)	$—	$4,010,556

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$93,625,067
Long-term U.S. government debt securities	43,987,286

$137,612,353

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$96,537,292
Long-term U.S. government debt securities	48,393,707

$144,930,999

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,593,392
Aggregate gross unrealized depreciation	(12,457,090)

Net unrealized depreciation	$(9,863,698)

Federal income tax cost of investments	$317,352,744

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $314,402,614)	$305,248,996
Repurchase Agreements (Cost $2,240,050)	2,240,050
Cash	2,624,331
Foreign cash (Cost $7,553)	7,593
Receivable for securities sold	3,758,987
Dividends, interest and other receivables	2,400,302
Unrealized appreciation on forward foreign currency contracts	1,681,244
Receivable from Separate Accounts for Trust shares sold	35,128
Securities lending income receivable	1,776
Other assets	1,147

Total assets	317,999,554

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	5,691,800
Payable for securities purchased	3,016,936
Payable for return of collateral on securities loaned	2,240,050
Investment management fees payable	123,463
Payable to Separate Accounts for Trust shares redeemed	113,888
Administrative fees payable	32,517
Distribution fees payable – Class IB	15,068
Distribution fees payable – Class IA	3,218
Accrued expenses	127,469

Total liabilities	11,364,409

NET ASSETS	$306,635,145

Net assets were comprised of:
Paid in capital	$322,473,740
Accumulated undistributed net investment income (loss)	(2,622,825)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(19,582)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,196,188)

Net assets	$306,635,145

Class IA
Net asset value, offering and redemption price per share, $15,113,655 / 1,732,962 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.72

Class IB
Net asset value, offering and redemption price per share, $71,048,082 / 8,163,606 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.70

Class K
Net asset value, offering and redemption price per share, $220,473,408 / 25,151,998 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.77

(x)	Includes value of securities on loan of $2,198,526.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest (net of $6,334 foreign withholding tax)	$8,124,022
Dividends	4,336
Securities lending (net)	9,212

Total income	8,137,570

EXPENSES
Investment management fees	1,797,777
Administrative fees	409,975
Distribution fees – Class IB	190,121
Custodian fees	110,000
Professional fees	63,884
Distribution fees – Class IA	40,041
Printing and mailing expenses	22,327
Trustees’ fees	7,437
Miscellaneous	34,659

Gross expenses	2,676,221
Less: Waiver from investment manager	(48,375)

Net expenses	2,627,846

NET INVESTMENT INCOME (LOSS)	5,509,724

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(3,140,679)
Net distributions of realized gain received from underlying funds	8
Foreign currency transactions	6,379,048

Net realized gain (loss)	3,238,377

Change in unrealized appreciation (depreciation) on:
Investments	(182,110)
Foreign currency translations	(5,284,084)

Net change in unrealized appreciation (depreciation)	(5,466,194)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,227,817)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,281,907

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,509,724	$6,099,159
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	3,238,377	(11,123,761)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,466,194)	(7,494,149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,281,907	(12,518,751)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(297,202)	(7,684)
Class IB	(1,389,672)	(36,882)
Class K	(4,864,968)	(106,648)

	(6,551,842)	(151,214)

Distributions from net realized capital gains
Class IA	(29,379)	(21,926)
Class IB	(137,686)	(105,249)
Class K	(423,469)	(304,337)

	(590,534)	(431,512)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,142,376)	(582,726)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 340,503 and 390,617 shares, respectively ]	3,162,210	3,549,466
Capital shares issued in reinvestment of dividends and distributions [ 37,717 and 3,296 shares, respectively ]	326,581	29,610
Capital shares repurchased [ (415,206) and (711,800) shares, respectively ]	(3,825,900)	(6,458,801)

Total Class IA transactions	(337,109)	(2,879,725)

Class IB
Capital shares sold [ 742,923 and 705,615 shares, respectively ]	6,850,516	6,411,715
Capital shares issued in reinvestment of dividends and distributions [ 176,766 and 15,853 shares, respectively ]	1,527,358	142,131
Capital shares repurchased [ (1,409,631) and (1,581,833) shares, respectively ]	(12,967,897)	(14,299,257)

Total Class IB transactions	(4,590,023)	(7,745,411)

Class K
Capital shares sold [ 1,527,896 and 2,607,181 shares, respectively ]	14,235,578	23,848,490
Capital shares issued in reinvestment of dividends and distributions [ 607,737 and 45,549 shares, respectively ]	5,288,437	410,985
Capital shares repurchased [ (3,035,534) and (2,445,125) shares, respectively ]	(28,059,018)	(22,254,880)

Total Class K transactions	(8,535,003)	2,004,595

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,462,135)	(8,620,541)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,322,604)	(21,722,018)
NET ASSETS:
Beginning of year	323,957,749	345,679,767

End of year (a)	$306,635,145	$323,957,749

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,622,825)	$(4,051,767)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.85	$9.22	$9.33	$9.88	$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.15	0.17	0.18	0.19
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.08)	(0.51)	(0.10)	(0.43)	0.18

Total from investment operations	0.06	(0.36)	0.07	(0.25)	0.37

Less distributions:
Dividends from net investment income	(0.17)	— #	(0.06)	— #	(0.15)
Distributions from net realized gains	(0.02)	(0.01)	(0.12)	(0.30)	(0.38)

Total dividends and distributions	(0.19)	(0.01)	(0.18)	(0.30)	(0.53)

Net asset value, end of year	$8.72	$8.85	$9.22	$9.33	$9.88

Total return	0.71%	(3.84)%	0.83%	(2.54)%	3.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,114	$15,670	$19,249	$18,909	$21,325
Ratio of expenses to average net assets:
After waivers (f)	0.98%	1.00%	1.00%	1.00%	0.97%
Before waivers (f)	1.00%	1.00%	1.00%	1.02%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.51%	1.63%	1.84%	1.86%	1.84%
Before waivers (f)	1.49%	1.63%	1.84%	1.84%	1.84%
Portfolio turnover rate^	44%	71%	71%	44%	36%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.83	$9.20	$9.31	$9.85	$10.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.15	0.17	0.18	0.18
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.08)	(0.51)	(0.10)	(0.42)	0.19

Total from investment operations	0.06	(0.36)	0.07	(0.24)	0.37

Less distributions:
Dividends from net investment income	(0.17)	— #	(0.06)	— #	(0.15)
Distributions from net realized gains	(0.02)	(0.01)	(0.12)	(0.30)	(0.38)

Total dividends and distributions	(0.19)	(0.01)	(0.18)	(0.30)	(0.53)

Net asset value, end of year	$8.70	$8.83	$9.20	$9.31	$9.85

Total return	0.70%	(3.85)%	0.83%	(2.45)%	3.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$71,048	$76,454	$87,532	$93,327	$610,175
Ratio of expenses to average net assets:
After waivers (f)	0.98%	1.00%	1.00%	1.00%	1.01%
Before waivers (f)	1.00%	1.00%	1.00%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.51%	1.63%	1.84%	1.84%	1.80%
Before waivers (f)	1.49%	1.63%	1.84%	1.83%	1.80%
Portfolio turnover rate^	44%	71%	71%	44%	36%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.90	$9.24	$9.35	$9.88	$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.20	0.20	0.21
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.07)	(0.50)	(0.10)	(0.43)	0.18

Total from investment operations	0.09	(0.33)	0.10	(0.23)	0.39

Less distributions:
Dividends from net investment income	(0.20)	— #	(0.09)	— #	(0.17)
Distributions from net realized gains	(0.02)	(0.01)	(0.12)	(0.30)	(0.38)

Total dividends and distributions	(0.22)	(0.01)	(0.21)	(0.30)	(0.55)

Net asset value, end of year	$8.77	$8.90	$9.24	$9.35	$9.88

Total return	0.97%	(3.51)%	1.08%	(2.34)%	3.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$220,473	$231,834	$238,899	$161,205	$138,577
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.75%	0.75%	0.75%	0.76%
Before waivers (f)	0.75%	0.75%	0.75%	0.77%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.76%	1.87%	2.10%	2.11%	2.05%
Before waivers (f)	1.74%	1.87%	2.10%	2.09%	2.05%
Portfolio turnover rate^	44%	71%	71%	44%	36%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1071

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	11.67%	4.19%
Portfolio – Class K Shares*	11.97	4.44
BofA Merrill Lynch High Yield Master II Index	17.49	5.26
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.67% for the year ended December 31, 2016. The Portfolio’s benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 17.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•

From a sector perspective, the Portfolio’s relative performance was driven by negative security selection and underweight positioning within both the energy and basic industry sectors which outperformed the broad U.S. high yield market during the period. The Portfolio’s relative performance benefited from positive security selection within several sectors including the telecommunications, utilities, financial services, services and technology and electronics sectors.

•

Tactically scaled into “good” risk — high quality businesses with strong downside protection, attractive risk/reward characteristics, and good total return potential in sectors such as technology and health care aided Portfolio performance.

•	Some larger non-commodity positions in the Portfolio provided strong returns.

What hurt performance during the year:

•

Avoiding highly distressed energy and commodity-related bonds that were at significant risk of default and were trading at 10 to 50 cents on the dollar earlier in the year dragged on performance, as these bonds rallied significantly in 2016 and drove a large portion of the overall strong benchmark returns for the year.

•

Avoiding reaching for yield in lower quality bonds and sectors, which rebounded significantly as investors continued to rotate out of “quality and value” and into “yield and convexity,” was detrimental to Portfolio performance.

•	Volatility in specific pharmaceutical and health care credits which faced increasing political and regulatory risk hurt performance.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	5.63
Weighted Average Coupon (%)	6.55
Weighted Average Modified Duration (Years)*	3.81
Weighted Average Rating**	B+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

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EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Consumer Discretionary	13.8%
Health Care	12.8
Exchange Traded Funds	10.9
Industrials	10.2
Information Technology	10.1
Telecommunication Services	9.8
Repurchase Agreements	8.1
Energy	7.5
Consumer Staples	6.2
Financials	5.8
Materials	3.6
Utilities	2.5
Real Estate	2.4
Investment Companies	1.3
Cash and Other	(5.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,057.87	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.37
Class K
Actual	1,000.00	1,059.55	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.11

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (83.3%)
Consumer Discretionary (13.8%)
Distributors (0.4%)
American Tire Distributors, Inc. 10.250%, 3/1/22§	$310,000	$297,794
LKQ Corp. 4.750%, 5/15/23	400,000	398,000

		695,794

Diversified Consumer Services (0.2%)
ServiceMaster Co. LLC (The) 5.125%, 11/15/24§	375,000	381,563

Hotels, Restaurants & Leisure (2.2%)
1011778 BC ULC/New Red Finance, Inc. 6.000%, 4/1/22§	375,000	391,875
Boyd Gaming Corp. 6.875%, 5/15/23	150,000	162,375
Eldorado Resorts, Inc. 7.000%, 8/1/23	320,000	339,200
ESH Hospitality, Inc. 5.250%, 5/1/25§	650,000	646,750
International Game Technology plc 6.250%, 2/15/22§	875,000	938,437
LTF Merger Sub, Inc. 8.500%, 6/15/23 (x)§	476,000	492,660
MGM Resorts International
11.375%, 3/1/18	620,000	688,200
8.625%, 2/1/19	235,000	264,093
Royal Caribbean Cruises Ltd. 7.500%, 10/15/27	199,000	234,696

		4,158,286

Household Durables (0.3%)
American Greetings Corp. 7.375%, 12/1/21	130,000	132,600
PulteGroup, Inc. 5.000%, 1/15/27	470,000	446,500

		579,100

Internet & Direct Marketing Retail (0.4%)
Netflix, Inc. 5.500%, 2/15/22	675,000	727,312

Media (9.6%)
Altice Financing SA
6.625%, 2/15/23§	850,000	875,925
7.500%, 5/15/26§	390,000	405,600
Altice Luxembourg SA 7.750%, 5/15/22§	610,000	652,456
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26§	689,000	704,502
AMC Networks, Inc. 5.000%, 4/1/24	400,000	401,500
Cable One, Inc. 5.750%, 6/15/22§	50,000	51,510
Cablevision Systems Corp. 7.750%, 4/15/18	518,000	547,785
Cequel Communications Holdings I LLC
6.375%, 9/15/20§	784,000	806,540
5.125%, 12/15/21§	215,000	216,612

Cinemark USA, Inc. 4.875%, 6/1/23	$225,000	$227,812
CSC Holdings LLC
7.875%, 2/15/18	205,000	216,275
6.625%, 10/15/25§	700,000	763,000
5.500%, 4/15/27§	150,000	151,875
DISH DBS Corp.
7.875%, 9/1/19	614,000	680,005
5.125%, 5/1/20	850,000	877,625
Gray Television, Inc. 5.125%, 10/15/24§	275,000	267,437
Lions Gate Entertainment Corp. 5.875%, 11/1/24§	283,000	287,245
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	385,000	385,000
McGraw-Hill Global Education Holdings LLC 7.875%, 5/15/24 (x)§	334,000	336,505
MHGE Parent LLC 8.500%, 8/1/19 (x)§	615,000	618,844
Midcontinent Communications/Midcontinent Finance Corp. 6.875%, 8/15/23§	375,000	399,375
Nexstar Broadcasting, Inc. 6.875%, 11/15/20	409,000	423,315
Nexstar Escrow Corp. 5.625%, 8/1/24§	42,000	41,580
Regal Entertainment Group 5.750%, 3/15/22	1,278,000	1,338,705
Sinclair Television Group, Inc.
5.875%, 3/15/26§	300,000	300,750
5.125%, 2/15/27§	225,000	212,625
Sirius XM Radio, Inc.
5.750%, 8/1/21§	615,000	641,138
6.000%, 7/15/24§	700,000	731,850
Tribune Media Co. 5.875%, 7/15/22	375,000	380,175
Unitymedia GmbH 6.125%, 1/15/25§	1,150,000	1,177,313
Ziggo Bond Finance BV 6.000%, 1/15/27§	1,375,000	1,337,188
Ziggo Secured Finance BV 5.500%, 1/15/27§	1,360,000	1,325,728

		17,783,795

Multiline Retail (0.1%)
99 Cents Only Stores LLC 11.000%, 12/15/19	292,000	200,020

Specialty Retail (0.5%)
Argos Merger Sub, Inc. 7.125%, 3/15/23§	300,000	306,000
L Brands, Inc. 6.750%, 7/1/36	335,000	338,350
Penske Automotive Group, Inc. 5.750%, 10/1/22	185,000	190,550

		834,900

Textiles, Apparel & Luxury Goods (0.1%)
Hanesbrands, Inc. 4.625%, 5/15/24§	200,000	194,000

Total Consumer Discretionary		25,554,770

See Notes to Financial Statements.

1074

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Consumer Staples (6.2%)
Beverages (0.2%)
DS Services of America, Inc. 10.000%, 9/1/21§	$363,000	$398,393

Food & Staples Retailing (1.7%)
Albertsons Cos. LLC 5.750%, 3/15/25§	400,000	397,000
BI-LO LLC
8.625%, 9/15/18 PIK§	490,000	307,475
9.250%, 2/15/19§	266,000	226,765
Fresh Market, Inc. (The) 9.750%, 5/1/23§	294,000	250,819
Rite Aid Corp.
9.250%, 3/15/20	313,000	324,737
6.750%, 6/15/21	460,000	483,000
6.125%, 4/1/23§	390,000	419,250
U.S. Foods, Inc. 5.875%, 6/15/24§	650,000	674,375

		3,083,421

Food Products (2.5%)
AdvancePierre Foods Holdings, Inc. 5.500%, 12/15/24 (b)§	141,000	142,762
JBS Investments GmbH 7.750%, 10/28/20§	295,000	313,069
JBS USA LUX SA
8.250%, 2/1/20§	378,000	387,278
5.750%, 6/15/25§	723,000	736,376
Lamb Weston Holdings, Inc.
4.625%, 11/1/24§	175,000	175,437
4.875%, 11/1/26§	178,000	175,437
Pinnacle Foods Finance LLC 5.875%, 1/15/24	700,000	741,563
Post Holdings, Inc.
6.750%, 12/1/21§	670,000	718,575
6.000%, 12/15/22§	655,000	684,475
5.000%, 8/15/26§	575,000	550,562

		4,625,534

Household Products (1.4%)
Century Intermediate Holding Co. 2 9.750%, 2/15/19 PIK§	297,000	294,772
HRG Group, Inc. 7.750%, 1/15/22	1,750,000	1,824,375
Spectrum Brands, Inc. 6.625%, 11/15/22	380,000	401,850

		2,520,997

Personal Products (0.1%)
Prestige Brands, Inc. 6.375%, 3/1/24§	219,000	228,855

Tobacco (0.3%)
Vector Group Ltd. 7.750%, 2/15/21	600,000	624,000

Total Consumer Staples		11,481,200

Energy (7.5%)
Energy Equipment & Services (0.2%)
Nabors Industries, Inc. 5.500%, 1/15/23 (b)§	88,000	91,635

Precision Drilling Corp.
6.625%, 11/15/20	$95,666	$97,579
7.750%, 12/15/23§	158,000	166,492

		355,706

Oil, Gas & Consumable Fuels (7.3%)
Alta Mesa Holdings LP 7.875%, 12/15/24 (b)§	325,000	335,562
Antero Resources Corp.
6.000%, 12/1/20	86,000	88,580
5.375%, 11/1/21	350,000	357,875
5.125%, 12/1/22	450,000	454,500
5.625%, 6/1/23	377,000	385,011
5.000%, 3/1/25 (b)(x)§	475,000	464,550
Callon Petroleum Co. 6.125%, 10/1/24§	300,000	309,000
Calumet Specialty Products Partners LP 7.625%, 1/15/22	386,000	327,135
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23 (x)	250,000	256,250
Concho Resources, Inc. 5.500%, 4/1/23	245,000	252,668
Crestwood Midstream Partners LP
6.125%, 3/1/22	375,000	384,609
6.250%, 4/1/23	340,000	346,800
CrownRock LP
7.125%, 4/15/21§	425,000	439,875
7.750%, 2/15/23§	165,000	176,962
Extraction Oil & Gas Holdings LLC 7.875%, 7/15/21§	450,000	477,844
Genesis Energy LP
5.750%, 2/15/21	405,000	409,050
5.625%, 6/15/24	314,000	308,505
Gulfport Energy Corp.
6.000%, 10/15/24§	682,000	693,935
6.375%, 5/15/25 (b)§	275,000	277,283
Holly Energy Partners LP 6.000%, 8/1/24§	553,000	576,503
Matador Resources Co. 6.875%, 4/15/23 (b)§	225,000	236,250
Murphy Oil Corp. 6.875%, 8/15/24	136,000	144,840
Oasis Petroleum, Inc. 6.875%, 3/15/22 (x)	280,000	287,000
Parsley Energy LLC 5.375%, 1/15/25 (b)§	488,000	489,659
PBF Holding Co. LLC 7.000%, 11/15/23§	435,000	431,738
PDC Energy, Inc.
7.750%, 10/15/22	252,000	263,655
6.125%, 9/15/24§	175,000	178,938
Range Resources Corp. 5.750%, 6/1/21§	245,000	254,800
Rice Energy, Inc. 7.250%, 5/1/23	266,000	281,960
RSP Permian, Inc.
6.625%, 10/1/22	195,000	205,969
5.250%, 1/15/25 (b)§	175,000	175,875
Sanchez Energy Corp.
7.750%, 6/15/21	212,000	215,710
6.125%, 1/15/23 (x)	100,000	95,000

See Notes to Financial Statements.

1075

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Seven Generations Energy Ltd. 8.250%, 5/15/20§	$150,000	$159,000
SM Energy Co. 6.750%, 9/15/26	239,000	246,319
Southern Star Central Corp. 5.125%, 7/15/22§	265,000	266,251
Targa Resources Partners LP
6.375%, 8/1/22	80,000	82,750
6.750%, 3/15/24	291,000	311,006
Tesoro Corp. 4.750%, 12/15/23 (b)§	250,000	251,250
Tesoro Logistics LP
5.875%, 10/1/20	209,000	214,747
6.125%, 10/15/21	395,000	413,516
5.250%, 1/15/25	307,000	311,697
Western Refining Logistics LP 7.500%, 2/15/23	520,000	556,075
Whiting Petroleum Corp. 5.000%, 3/15/19	188,000	188,705

		13,585,207

Total Energy		13,940,913

Financials (5.8%)
Capital Markets (0.6%)
Drawbridge Special Opportunities Fund LP 5.000%, 8/1/21§	975,000	950,658
MSCI, Inc. 4.750%, 8/1/26§	150,000	148,875

		1,099,533

Consumer Finance (0.5%)
Ally Financial, Inc.
5.500%, 2/15/17	75,000	75,281
4.625%, 5/19/22	286,000	288,517
Speedy Cash Intermediate Holdings Corp. 10.750%, 5/15/18§	71,000	67,406
TMX Finance LLC 8.500%, 9/15/18§	440,000	379,500

		810,704

Diversified Financial Services (1.7%)
ACE Cash Express, Inc. 11.000%, 2/1/19§	546,000	450,450
Cantor Commercial Real Estate Co. LP 7.750%, 2/15/18§	400,000	400,000
Curo Group Holdings Corp. 12.000%, 11/15/17§	603,000	500,490
Jefferies LoanCore LLC 6.875%, 6/1/20§	450,000	432,000
Lincoln Finance Ltd. 7.375%, 4/15/21§	575,000	612,375
Nielsen Co. Luxembourg SARL (The) 5.500%, 10/1/21§	200,000	208,000
Nielsen Finance LLC 5.000%, 4/15/22§	475,000	483,906

		3,087,221

Insurance (2.4%)
Alliant Holdings Intermediate LLC 8.250%, 8/1/23 (x)§	$825,000	$849,235
American Equity Investment Life Holding Co. 6.625%, 7/15/21	475,000	494,690
Hub Holdings LLC 8.125%, 7/15/19 PIK§	460,000	458,850
HUB International Ltd. 7.875%, 10/1/21§	800,000	848,000
NFP Corp. 9.000%, 7/15/21§	730,000	763,306
USI, Inc. 7.750%, 1/15/21§	1,025,000	1,047,422

		4,461,503

Thrifts & Mortgage Finance (0.6%)
Prospect Holding Co. LLC 10.250%, 10/1/18§	405,000	190,350
Provident Funding Associates LP 6.750%, 6/15/21§	300,000	301,500
Stearns Holdings LLC 9.375%, 8/15/20§	672,000	672,000

		1,163,850

Total Financials		10,622,811

Health Care (12.2%)
Biotechnology (0.2%)
Sterigenics-Nordion Topco LLC 8.125%, 11/1/21 PIK§	317,000	315,415

Health Care Equipment & Supplies (0.3%)
Alere, Inc. 7.250%, 7/1/18	499,000	506,173

Health Care Providers & Services (8.5%)
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	450,000	447,187
Centene Corp.
4.750%, 5/15/22	175,000	176,969
6.125%, 2/15/24	575,000	605,906
4.750%, 1/15/25	355,000	346,569
CHS/Community Health Systems, Inc.
8.000%, 11/15/19 (x)	210,000	174,930
5.125%, 8/1/21 (x)	225,000	208,125
Envision Healthcare Corp.
5.125%, 7/1/22§	600,000	597,750
5.625%, 7/15/22	350,000	360,850
6.250%, 12/1/24§	632,000	668,340
Greatbatch Ltd. 9.125%, 11/1/23§	326,000	325,592
HCA, Inc.
3.750%, 3/15/19	48,000	49,260
7.500%, 2/15/22	555,000	628,538
7.690%, 6/15/25	254,000	275,907
5.875%, 2/15/26 (x)	1,110,000	1,144,410
4.500%, 2/15/27	555,000	543,234
HealthSouth Corp. 5.750%, 11/1/24	400,000	405,250
IASIS Healthcare LLC 8.375%, 5/15/19	250,000	217,500

See Notes to Financial Statements.

1076

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

LifePoint Health, Inc. 5.500%, 12/1/21	$362,000	$374,670
Molina Healthcare, Inc. 5.375%, 11/15/22	400,000	405,750
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	1,132,000	1,191,543
Opal Acquisition, Inc. 8.875%, 12/15/21§	350,000	299,250
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 5/1/23§	1,060,000	1,055,442
Select Medical Corp. 6.375%, 6/1/21 (x)	650,000	650,000
Surgery Center Holdings, Inc. 8.875%, 4/15/21§	657,000	700,526
Surgical Care Affiliates, Inc. 6.000%, 4/1/23§	490,000	506,538
Team Health, Inc. 7.250%, 12/15/23§	910,000	1,035,125
Tenet Healthcare Corp.
5.000%, 3/1/19	350,000	340,594
4.463%, 6/15/20 (l)	293,000	295,197
8.000%, 8/1/20	256,000	252,800
6.000%, 10/1/20	300,000	314,250
7.500%, 1/1/22§	242,000	252,285
6.750%, 6/15/23	150,000	132,375
WellCare Health Plans, Inc. 5.750%, 11/15/20	667,000	685,343

		15,668,005

Health Care Technology (0.5%)
Change Healthcare Holdings, Inc. 6.000%, 2/15/21§	525,000	548,625
Quintiles IMS, Inc. 4.875%, 5/15/23§	355,000	359,757

		908,382

Pharmaceuticals (2.7%)
Capsugel SA 7.000%, 5/15/19 PIK§	1,512,000	1,515,780
Concordia International Corp.
9.000%, 4/1/22§	60,000	50,437
9.500%, 10/21/22 (x)§	200,000	71,000
7.000%, 4/15/23§	335,000	103,850
DPx Holdings BV 7.500%, 2/1/22§	1,368,000	1,445,805
Endo Finance LLC 7.250%, 1/15/22§	296,000	274,540
inVentiv Group Holdings, Inc. 7.500%, 10/1/24§	322,000	338,704
Valeant Pharmaceuticals International, Inc.
6.750%, 8/15/18§	315,000	299,250
7.500%, 7/15/21§	565,000	476,013
6.125%, 4/15/25§	686,000	514,500

		5,089,879

Total Health Care		22,487,854

Industrials (10.2%)
Aerospace & Defense (0.6%)
Spirit AeroSystems, Inc. 5.250%, 3/15/22	108,000	113,206

TransDigm, Inc.
5.500%, 10/15/20	$32,000	$32,800
6.000%, 7/15/22	283,000	294,320
6.375%, 6/15/26§	725,000	744,575

		1,184,901

Air Freight & Logistics (0.1%)
XPO Logistics, Inc. 6.125%, 9/1/23§	200,000	208,500

Airlines (0.3%)
Intrepid Aviation Group Holdings LLC 6.875%, 2/15/19§	660,000	591,096

Building Products (1.2%)
Builders FirstSource, Inc.
10.750%, 8/15/23§	284,000	325,890
5.625%, 9/1/24§	200,000	201,000
Reliance Intermediate Holdings LP 6.500%, 4/1/23§	750,000	789,375
Standard Industries, Inc.
5.500%, 2/15/23§	255,000	263,925
6.000%, 10/15/25§	220,000	231,550
Summit Materials LLC 6.125%, 7/15/23	419,000	429,999

		2,241,739

Commercial Services & Supplies (2.9%)
ACCO Brands Corp. 5.250%, 12/15/24 (b)§	344,000	346,374
ADT Corp. (The) 6.250%, 10/15/21	950,000	1,033,125
Advanced Disposal Services, Inc. 5.625%, 11/15/24§	250,000	248,906
AMN Healthcare, Inc. 5.125%, 10/1/24§	350,000	348,250
Covanta Holding Corp. 7.250%, 12/1/20	411,000	420,247
Jaguar Holding Co. II 6.375%, 8/1/23§	1,010,000	1,080,700
Multi-Color Corp. 6.125%, 12/1/22§	369,000	385,605
Prime Security Services Borrower LLC 9.250%, 5/15/23§	1,295,000	1,411,550

		5,274,757

Construction & Engineering (0.9%)
AECOM 5.750%, 10/15/22	375,000	396,563
Michael Baker Holdings LLC 8.875%, 4/15/19 PIK (l)§	446,062	405,916
Michael Baker International LLC 8.250%, 10/15/18§	891,000	877,635

		1,680,114

Electrical Equipment (0.5%)
Novelis Corp.
6.250%, 8/15/24§	275,000	291,500
5.875%, 9/30/26§	568,000	573,680

		865,180

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Machinery (2.0%)
Amsted Industries, Inc. 5.000%, 3/15/22§	$850,000	$850,000
CBC Ammo LLC 7.250%, 11/15/21§	500,000	491,250
CNH Industrial Capital LLC 3.875%, 10/15/21	300,000	294,750
Cortes NP Acquisition Corp. 9.250%, 10/15/24§	450,000	477,000
Grinding Media, Inc. 7.375%, 12/15/23 (b)§	350,000	367,710
Manitowoc Foodservice, Inc. 9.500%, 2/15/24	392,000	451,780
Park-Ohio Industries, Inc. 8.125%, 4/1/21	472,000	487,340
Shape Technologies Group, Inc. 7.625%, 2/1/20§	364,000	372,190

		3,792,020

Road & Rail (1.0%)
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	727,000	734,270
Neovia Logistics Intermediate Holdings LLC 10.000%, 2/15/18 PIK (l)§	368,812	236,501
SPL Logistics Escrow LLC 8.875%, 8/1/20§	658,000	570,815
Watco Cos. LLC 6.375%, 4/1/23§	330,000	341,550

		1,883,136

Trading Companies & Distributors (0.7%)
Aircastle Ltd. 5.000%, 4/1/23	322,000	330,050
International Lease Finance Corp.
5.875%, 4/1/19	210,000	223,020
6.250%, 5/15/19	225,000	241,875
8.625%, 1/15/22	347,000	415,533

		1,210,478

Total Industrials		18,931,921

Information Technology (9.3%)
Communications Equipment (1.3%)
Aegis Merger Sub, Inc. 10.250%, 2/15/23§	381,000	416,004
CommScope Technologies Finance LLC 6.000%, 6/15/25§	1,065,000	1,125,598
ViaSat, Inc. 6.875%, 6/15/20	773,000	794,258

		2,335,860

Electronic Equipment, Instruments & Components (0.3%)
CPI International, Inc. 8.750%, 2/15/18	510,000	517,331

Internet Software & Services (0.5%)
Bankrate, Inc. 6.125%, 8/15/18§	264,000	267,300
j2 Cloud Services, Inc. 8.000%, 8/1/20 (x)	380,000	395,200

Match Group, Inc. 6.375%, 6/1/24	$185,000	$195,175

		857,675

IT Services (1.8%)
Alliance Data Systems Corp.
6.375%, 4/1/20§	650,000	660,562
5.875%, 11/1/21 (x)§	900,000	913,500
5.375%, 8/1/22§	1,245,000	1,201,425
First Data Corp.
6.750%, 11/1/20§	161,000	167,037
5.375%, 8/15/23§	425,000	440,938

		3,383,462

Semiconductors & Semiconductor Equipment (0.7%)
NXP BV
3.875%, 9/1/22§	250,000	252,500
4.625%, 6/1/23§	546,000	574,665
Sensata Technologies UK Financing Co. plc 6.250%, 2/15/26§	525,000	546,328

		1,373,493

Software (4.2%)
BCP Singapore VI Cayman Financing Co. Ltd. 8.000%, 4/15/21§	353,000	345,057
BMC Software, Inc. 7.250%, 6/1/18	175,000	175,875
Boxer Parent Co., Inc. 9.000%, 10/15/19 PIK§	606,000	562,065
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	600,000	635,625
Inception Merger Sub, Inc. 8.625%, 11/15/24§	273,000	288,868
Infor U.S., Inc.
5.750%, 8/15/20§	235,000	246,163
6.500%, 5/15/22	450,000	469,125
Informatica LLC 7.125%, 7/15/23§	1,250,000	1,193,750
Nuance Communications, Inc. 5.375%, 8/15/20§	630,000	648,144
PTC, Inc. 6.000%, 5/15/24	500,000	527,813
Solera LLC 10.500%, 3/1/24§	325,000	365,625
Sophia LP 9.000%, 9/30/23§	1,650,000	1,753,125
SS&C Technologies Holdings, Inc. 5.875%, 7/15/23	500,000	518,125

		7,729,360

Technology Hardware, Storage & Peripherals (0.5%)
Diamond 1 Finance Corp. 5.875%, 6/15/21§	723,000	768,640
NCR Corp. 4.625%, 2/15/21	210,000	213,806

		982,446

Total Information Technology		17,179,627

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Materials (3.6%)
Chemicals (1.4%)
Eco Services Operations LLC 8.500%, 11/1/22§	$388,000	$412,250
Huntsman International LLC 4.875%, 11/15/20	615,000	636,141
Nufarm Australia Ltd. 6.375%, 10/15/19§	613,000	626,792
Rayonier AM Products, Inc. 5.500%, 6/1/24§	894,000	835,890
Scotts Miracle-Gro Co. (The) 5.250%, 12/15/26 (b)§	112,000	112,560

		2,623,633

Containers & Packaging (1.4%)
Berry Plastics Corp.
6.000%, 10/15/22	350,000	370,125
5.125%, 7/15/23	547,000	556,572
BWAY Holding Co. 9.125%, 8/15/21§	350,000	369,250
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	878,000	905,482
5.125%, 7/15/23§	325,000	331,906

		2,533,335

Metals & Mining (0.8%)
Aleris International, Inc.
7.875%, 11/1/20	464,000	465,160
9.500%, 4/1/21§	325,000	346,531
ArcelorMittal 8.000%, 10/15/39	580,000	633,650
Kaiser Aluminum Corp. 5.875%, 5/15/24	69,000	71,415
SunCoke Energy, Inc. 7.625%, 8/1/19	37,000	36,538

		1,553,294

Total Materials		6,710,262

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Care Capital Properties LP (REIT) 5.125%, 8/15/26§	475,000	459,163
Communications Sales & Leasing, Inc. (REIT) 7.125%, 12/15/24 (b)§	177,000	178,770
Equinix, Inc. (REIT)
5.375%, 1/1/22	150,000	157,687
5.375%, 4/1/23	300,000	311,970
5.875%, 1/15/26	250,000	263,125
Iron Mountain, Inc. (REIT)
6.000%, 10/1/20§	775,000	819,563
4.375%, 6/1/21§	200,000	204,500
MGM Growth Properties Operating Partnership LP (REIT)
5.625%, 5/1/24§	250,000	261,250
4.500%, 9/1/26§	350,000	337,750
MPT Operating Partnership LP (REIT) 6.375%, 3/1/24	300,000	313,875

Omega Healthcare Investors, Inc. (REIT) 5.875%, 3/15/24	$110,000	$113,235

		3,420,888

Real Estate Management & Development (0.5%)
Greystar Real Estate Partners LLC 8.250%, 12/1/22§	414,000	447,120
Howard Hughes Corp. (The) 6.875%, 10/1/21§	280,000	295,050
Realogy Group LLC 4.875%, 6/1/23§	235,000	226,775

		968,945

Total Real Estate		4,389,833

Telecommunication Services (9.8%)
Diversified Telecommunication Services (6.1%)
Altice Finco SA 9.875%, 12/15/20 (x)§	420,000	443,730
CCO Holdings LLC 5.250%, 3/15/21	275,000	284,281
5.125%, 5/1/23§	1,080,000	1,109,700
5.875%, 4/1/24§	375,000	400,088
5.750%, 2/15/26§	445,000	460,041
5.875%, 5/1/27§	600,000	621,000
CenturyLink, Inc. Series V 5.625%, 4/1/20 (x)	300,000	317,250
Cincinnati Bell, Inc. 7.000%, 7/15/24§	277,000	292,927
Columbus Cable Barbados Ltd. 7.375%, 3/30/21§	600,000	636,750
Hughes Satellite Systems Corp. 6.500%, 6/15/19	490,000	532,875
7.625%, 6/15/21	150,000	164,625
5.250%, 8/1/26§	150,000	147,187
Intelsat Jackson Holdings SA 7.250%, 10/15/20	710,000	552,025
Intelsat Luxembourg SA 8.125%, 6/1/23	818,000	257,670
Level 3 Financing, Inc. 6.125%, 1/15/21	375,000	387,656
5.375%, 8/15/22	480,000	494,400
5.125%, 5/1/23	350,000	349,125
SBA Communications Corp. 4.875%, 9/1/24§	492,000	484,620
SFR Group SA 6.000%, 5/15/22§	750,000	768,750
7.375%, 5/1/26§	475,000	486,875
Sprint Capital Corp. 6.900%, 5/1/19	115,000	121,900
8.750%, 3/15/32	770,000	848,925
Virgin Media Finance plc 6.000%, 10/15/24§	600,000	618,000
Windstream Services LLC 7.750%, 10/15/20 (x)	428,000	440,038

		11,220,438

Wireless Telecommunication Services (3.7%)
Digicel Group Ltd. 8.250%, 9/30/20§	812,000	694,260

See Notes to Financial Statements.

1079

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Digicel Ltd. 6.000%, 4/15/21§	$520,000	$465,400
6.750%, 3/1/23§	255,000	228,225
GTT Escrow Corp. 7.875%, 12/31/24 (b)§	248,000	260,102
Sprint Communications, Inc. 9.125%, 3/1/17	305,000	308,431
Sprint Corp. 7.875%, 9/15/23	765,000	814,725
7.125%, 6/15/24	415,000	426,413
Sprint Spectrum Co. LLC Series A-1 3.360%, 9/20/21§	350,000	349,790
T-Mobile USA, Inc. 6.542%, 4/28/20	783,000	804,532
6.625%, 11/15/20	704,000	719,840
6.731%, 4/28/22	194,000	202,730
6.000%, 3/1/23	525,000	553,875
6.000%, 4/15/24	550,000	578,215
6.375%, 3/1/25	225,000	240,323
UPCB Finance IV Ltd. 5.375%, 1/15/25§	150,000	150,938

		6,797,799

Total Telecommunication Services		18,018,237

Utilities (2.5%)
Gas Utilities (1.9%)
American Midstream Partners LP 8.500%, 12/15/21 (b)§	354,000	351,787
AmeriGas Partners LP 5.500%, 5/20/25	225,000	228,375
Antero Midstream Partners LP 5.375%, 9/15/24§	350,000	353,500
Blue Racer Midstream LLC 6.125%, 11/15/22§	545,000	545,681
PBF Logistics LP 6.875%, 5/15/23	563,000	553,148
Rose Rock Midstream LP 5.625%, 7/15/22	305,000	299,663
5.625%, 11/15/23	345,000	336,375
Summit Midstream Holdings LLC 7.500%, 7/1/21	379,000	399,371
5.500%, 8/15/22	358,000	349,050

		3,416,950

Independent Power and Renewable Electricity Producers (0.6%)
AES Corp. 3.931%, 6/1/19 (l)(x)	257,000	257,000
Calpine Corp. 5.750%, 1/15/25 (x)	130,000	125,450
NRG Energy, Inc. 7.875%, 5/15/21	234,000	242,775
Talen Energy Supply LLC 6.500%, 5/1/18	188,000	195,050
4.600%, 12/15/21 (x)	445,000	351,016

		1,171,291

Total Utilities		4,588,241

Total Corporate Bonds		153,905,669

Loan Participations (1.4%)
Health Care (0.6%)
Health Care Providers & Services (0.6%)
National Veterinary Associates, 2nd Lien Term Loan 8.000%, 8/8/22	$1,075,000	$1,075,448

Total Health Care		1,075,448

Information Technology (0.8%)
Internet Software & Services (0.7%)
Asurion LLC 8.500%, 2/19/21	1,300,000	1,315,600

Software (0.1%)
Kronos, Inc. 9.250%, 10/4/24	250,000	257,149

Total Information Technology		1,572,749

Total Loan Participations		2,648,197

Total Long-Term Debt Securities (84.7%) (Cost $155,906,810)		156,553,866

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares iBoxx $ High Yield Corporate Bond Fund (x)	116,980	10,124,619
SPDR Bloomberg Barclays High Yield Bond Fund	275,255	10,033,045

Total Exchange Traded Funds (10.9%) (Cost $20,550,799)		20,157,664

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Gener8 Maritime, Inc., expiring 5/17/17*† (Cost $—)	1,803	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, IM Shares	2,334,795	2,335,496

See Notes to Financial Statements.

1080

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (8.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $700,055, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $714,000. (xx)	$700,000	$700,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $300,023, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $600,063, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $612,002. (xx)	600,000	600,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $810,448, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $826,611. (xx)	810,403	810,403
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $7,000,358, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $7,140,087. (xx)	7,000,000	7,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $800,068, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $700,082, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $714,362. (xx)	700,000	700,000

Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,100,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,122,568. (xx)	$1,100,000	$1,100,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213.(xx)	2,000,000	2,000,000

Total Repurchase Agreements		15,010,403

Total Short-Term Investments (9.4%) (Cost $17,345,406)		17,345,899

Total Investments (105.0%) (Cost $193,803,015)		194,057,429
Other Assets Less Liabilities (-5.0%)		(9,278,972)

Net Assets (100%)		$184,778,457

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $95,859,847 or 51.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $4,082,129 or 2.2% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $14,880,951. This was secured by cash collateral of $15,010,403 which was subsequently invested in joint repurchase agreements with a total value of $15,010,403, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $196,510 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 1/31/17 - 8/15/46.

Glossary:

PIK	— Payment-in Kind Security

See Notes to Financial Statements.

1081

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/9/17	JPMorgan Chase Bank	100	$105,598	$106,658	$(1,060)
European Union Euro vs. U.S. Dollar, expiring 3/9/17	JPMorgan Chase Bank	100	105,599	106,870	(1,271)
European Union Euro vs. U.S. Dollar, expiring 3/9/17	JPMorgan Chase Bank	200	211,198	209,574	1,624

					$(707)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/9/17	JPMorgan Chase Bank	400	$426,899	$422,395	$4,504

					$3,797

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$25,554,770	$—	$25,554,770
Consumer Staples	—	11,481,200	—	11,481,200
Energy	—	13,940,913	—	13,940,913
Financials	—	10,622,811	—	10,622,811
Health Care	—	22,487,854	—	22,487,854
Industrials	—	18,931,921	—	18,931,921
Information Technology	—	17,179,627	—	17,179,627
Materials	—	6,710,262	—	6,710,262
Real Estate	—	4,389,833	—	4,389,833
Telecommunication Services	—	18,018,237	—	18,018,237
Utilities	—	4,588,241	—	4,588,241
Exchange Traded Funds	20,157,664	—	—	20,157,664
Forward Currency Contracts	—	6,128	—	6,128
Loan Participations
Health Care	—	1,075,448	—	1,075,448
Information Technology	—	1,572,749	—	1,572,749

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Short-Term Investments
Investment Companies	$2,335,496	$—	$—		$2,335,496
Repurchase Agreements	—	15,010,403	—		15,010,403
Warrants
Energy	—	—	—	(a)	— (a)

Total Assets	$22,493,160	$171,570,397	$—		$194,063,557

Liabilities:
Forward Currency Contracts	$—	$(2,331)	$—		$(2,331)

Total Liabilities	$—	$(2,331)	$—		$(2,331)

Total	$22,493,160	$171,568,066	$—		$194,061,226

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$6,128

	Liability Derivatives
Foreign exchange contracts	Payables	$(2,331)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$5,689

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(1,892)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $805,000 for two months during the year ended December 31, 2016.

See Notes to Financial Statements.

1083

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$6,128	$(2,331)	$—	$3,797

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$2,331	$(2,331)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$143,748,195
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$115,509,767

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,926,231
Aggregate gross unrealized depreciation	(3,867,129)

Net unrealized appreciation	$59,102

Federal income tax cost of investments	$193,998,327

See Notes to Financial Statements.

1084

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $178,792,612)	$179,047,026
Repurchase Agreements (Cost $15,010,403)	15,010,403
Cash	3,173,321
Foreign cash (Cost $2,584)	2,285
Dividends, interest and other receivables	2,723,585
Receivable from Separate Accounts for Trust shares sold	22,384
Securities lending income receivable	15,081
Unrealized appreciation on forward foreign currency contracts	6,128
Other assets	511

Total assets	200,000,724

LIABILITIES
Payable for return of collateral on securities loaned	15,010,403
Investment management fees payable	75,763
Payable to Separate Accounts for Trust shares redeemed	33,503
Administrative fees payable	19,297
Distribution fees payable – Class IB	3,972
Unrealized depreciation on forward foreign currency contracts	2,331
Trustees’ fees payable	291
Accrued expenses	76,707

Total liabilities	15,222,267

NET ASSETS	$184,778,457

Net assets were comprised of:
Paid in capital	$194,730,943
Accumulated undistributed net investment income (loss)	(3,797)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(10,206,601)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	257,912

Net assets	$184,778,457

Class IB
Net asset value, offering and redemption price per share, $19,554,945 / 2,052,074 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

Class K
Net asset value, offering and redemption price per share, $165,223,512 / 17,351,852 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.52

(x)	Includes value of securities on loan of $14,880,951.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$9,925,233
Dividends	1,080,944
Securities lending (net)	78,548

Total income	11,084,725

EXPENSES
Investment management fees	1,012,834
Administrative fees	211,720
Custodian fees	92,800
Professional fees	61,913
Distribution fees – Class IB	39,934
Printing and mailing expenses	11,306
Trustees’ fees	3,703
Miscellaneous	23,482

Gross expenses	1,457,692
Less: Waiver from investment manager	(30,399)

Net expenses	1,427,293

NET INVESTMENT INCOME (LOSS)	9,657,432

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(4,639,857)
Net distributions of realized gain received from underlying funds	36
Foreign currency transactions	6,643

Net realized gain (loss)	(4,633,178)

Change in unrealized appreciation (depreciation) on:
Investments	14,098,382
Foreign currency translations	(2,127)

Net change in unrealized appreciation (depreciation)	14,096,255

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,463,077

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,120,509

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,657,432	$9,291,258
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	(4,633,178)	(4,760,908)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	14,096,255	(7,574,664)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,120,509	(3,044,314)

DIVIDENDS:
Dividends from net investment income
Class IB	(962,754)	(789,889)
Class K	(8,725,372)	(8,406,302)

TOTAL DIVIDENDS:	(9,688,126)	(9,196,191)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 969,757 and 769,672 shares, respectively ]	9,207,198	7,707,123
Capital shares issued in reinvestment of dividends and distributions [ 101,811 and 88,534 shares, respectively ]	962,754	789,889
Capital shares repurchased [ (489,345) and (2,786,374) shares, respectively ]	(4,633,502)	(28,339,424)

Total Class IB transactions	5,536,450	(19,842,412)

Class K
Capital shares sold [ 2,142,320 and 2,551,963 shares, respectively ]	19,895,567	25,653,076
Capital shares issued in reinvestment of dividends and distributions [ 923,522 and 942,908 shares, respectively ]	8,725,372	8,406,302
Capital shares repurchased [ (621,198) and (3,809,986) shares, respectively ]	(5,889,346)	(38,644,349)

Total Class K transactions	22,731,593	(4,584,971)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	28,268,043	(24,427,383)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,700,426	(36,667,888)
NET ASSETS:
Beginning of year	147,078,031	183,745,919

End of year (a)	$184,778,457	$147,078,031

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,797)	$(27,534)

See Notes to Financial Statements.

1086

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 8, 2013* to December 31, 2013

Class IB	2016	2015	2014
Net asset value, beginning of period	$8.99	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.52	0.56	0.55	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53	(0.86)	(0.37)	0.11

Total from investment operations	1.05	(0.30)	0.18	0.63

Less distributions:
Dividends from net investment income	(0.51)	(0.58)	(0.41)	(0.51)
Distributions from net realized gains	—	—	— #	(0.02)

Total dividends and distributions	(0.51)	(0.58)	(0.41)	(0.53)

Net asset value, end of period	$9.53	$8.99	$9.87	$10.10

Total return (b)	11.67%	(3.02)%	1.86%	6.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,555	$13,208	$33,545	$27,055
Ratio of expenses to average net assets:
After waivers (a)(f)	1.07%	1.08%	1.18%	1.20%
Before waivers (a)(f)	1.09%	1.09%	1.18%	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.49%	5.58%	5.30%	5.69	%(l)
Before waivers (a)(f)	5.47%	5.58%	5.30%	5.57	%(l)
Portfolio turnover rate (z)^	72%	98%	75%	84%

	Year Ended December 31,			February 8, 2013* to December 31, 2013

Class K	2016	2015	2014
Net asset value, beginning of period	$8.98	$9.87	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.54	0.59	0.58	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53	(0.88)	(0.37)	0.11

Total from investment operations	1.07	(0.29)	0.21	0.66

Less distributions:
Dividends from net investment income	(0.53)	(0.60)	(0.44)	(0.54)
Distributions from net realized gains	—	—	— #	(0.02)

Total dividends and distributions	(0.53)	(0.60)	(0.44)	(0.56)

Net asset value, end of period	$9.52	$8.98	$9.87	$10.10

Total return (b)	11.97%	(2.87)%	2.13%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$165,224	$133,870	$150,201	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.84%	0.92%	0.95%
Before waivers (a)(f)	0.84%	0.85%	0.92%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.74%	5.86%	5.55%	5.95	%(l)
Before waivers (a)(f)	5.73%	5.86%	5.55%	5.83	%(l)
Portfolio turnover rate (z)^	72%	98%	75%	84%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1087

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.39%	0.34%	2.03%
Portfolio – Class IB Shares	0.39	0.34	1.91
Portfolio – Class K Shares*	0.65	0.59	0.72
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.39% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, returned 1.05% over the same period.

Portfolio Highlights

For the year ended December 31, 2016

U.S. government bonds produced modest returns in 2016, with the global bond market performing slightly better. Riskier sectors generally rose more on a relative basis, as credit spreads narrowed and investors sought higher yields. The year closed with a selloff as Donald Trump was elected U.S. president and the Federal Reserve raised its short-term interest rate target range to 0.50% - 0.75%. Against this backdrop, the Portfolio’s holdings in U.S. short- and intermediate-term Treasury securities, U.S. agency securities and commercial mortgage-backed securities roughly matched its benchmark, after a margin for fees.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	3.55
Weighted Average Coupon (%)	1.70
Weighted Average Modified Duration (Years)*	3.35
Weighted Average Rating**	AA1

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Government Agency Securities	47.3%
U.S. Treasury Obligations	40.1
Exchange Traded Funds	10.1
Investment Companies	1.3
Foreign Government Securities	1.2
Repurchase Agreements	1.0
Financials	0.5
Energy	0.1
Cash and Other	(1.6)

100.0%

1088

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$978.24	$3.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	979.01	3.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class K
Actual	1,000.00	979.78	2.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.88	2.29

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.70%, 0.70% and 0.45%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1089

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.6%)
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petroleos Mexicanos
2.378%, 4/15/25	$3,999,250	$3,999,250
2.460%, 12/15/25	4,500,000	4,618,588

Total Energy		8,617,838

Financials (0.5%)
Diversified Financial Services (0.5%)
NCUA Guaranteed Notes 3.450%, 6/12/21	280,000	294,946
Private Export Funding Corp.
1.875%, 7/15/18	10,250,000	10,348,869
4.375%, 3/15/19	280,000	297,517
2.250%, 3/15/20 (x)	10,000,000	10,141,983
2.300%, 9/15/20	2,500,000	2,532,735
2.050%, 11/15/22	10,325,000	10,193,855
3.550%, 1/15/24	5,979,000	6,395,084
3.250%, 6/15/25	2,500,000	2,595,532

Total Financials		42,800,521

Total Corporate Bonds		51,418,359

Foreign Government Securities (1.2%)
Kingdom of Jordan 3.000%, 6/30/25	6,301,000	6,509,563
Republic of Ukraine
1.844%, 5/16/19	10,763,000	10,829,731
1.847%, 5/29/20	22,531,000	22,587,327
1.471%, 9/29/21	25,000,000	24,345,000
State of Israel 5.500%, 4/26/24	27,579,000	33,254,971

Total Foreign Government Securities		97,526,592

U.S. Government Agency Securities (47.3%)
FFCB
0.750%, 2/16/18	10,000,000	9,978,602
1.100%, 3/14/18	10,000,000	10,017,386
0.930%, 4/13/18	5,000,000	4,992,117
0.750%, 4/18/18	20,000,000	19,879,526
1.100%, 6/1/18	20,000,000	20,011,570
0.875%, 6/13/18	5,000,000	4,985,116
0.875%, 9/20/18	5,000,000	4,974,621
1.300%, 12/14/18	10,000,000	10,005,914
1.000%, 1/7/19	5,000,000	4,956,785
1.270%, 1/28/19	10,000,000	9,976,308
1.150%, 2/22/19	10,000,000	9,935,609
1.030%, 4/5/19	5,000,000	4,953,589
1.170%, 5/16/19	5,000,000	4,966,623
1.080%, 7/5/19	10,000,000	9,904,408
1.080%, 7/12/19	5,000,000	4,951,709
1.180%, 8/1/19	10,000,000	9,922,170
1.180%, 10/18/19	5,000,000	4,955,697
1.500%, 12/19/19	5,000,000	4,990,325
1.400%, 2/24/20	10,000,000	9,932,727
1.420%, 6/29/20	5,000,000	4,946,734
1.540%, 12/14/20	5,000,000	4,945,261
1.620%, 4/20/21	5,000,000	4,943,475
1.550%, 5/17/21	$10,000,000	$9,860,611
1.620%, 6/14/21	5,000,000	4,937,226
1.500%, 7/6/21	5,000,000	4,924,097
1.680%, 1/5/22	5,000,000	4,933,517
1.875%, 4/12/22	10,000,000	9,896,649
1.830%, 6/15/22	10,000,000	9,875,277
1.750%, 7/5/22	5,000,000	4,923,018
2.050%, 10/5/22	5,000,000	4,939,503
2.000%, 5/16/23	5,000,000	4,819,960
1.980%, 6/13/23	10,000,000	9,822,502
FHLB
1.375%, 3/9/18	35,000,000	35,092,001
0.875%, 3/19/18	50,000,000	49,861,305
0.875%, 4/12/18	10,000,000	9,979,016
1.125%, 4/25/18	70,000,000	69,981,408
1.000%, 5/10/18	10,000,000	9,988,698
1.250%, 6/8/18	20,000,000	20,022,532
4.750%, 6/8/18	1,850,000	1,947,707
1.150%, 6/22/18	10,000,000	9,995,909
0.875%, 6/29/18	50,000,000	49,828,030
0.625%, 8/7/18	30,250,000	30,003,245
1.125%, 9/14/18	30,000,000	29,979,219
0.875%, 10/1/18	65,000,000	64,594,647
1.750%, 12/14/18	50,000,000	50,449,100
1.250%, 1/16/19	50,000,000	49,947,235
1.500%, 3/8/19	10,000,000	10,031,533
1.875%, 3/8/19	32,600,000	32,978,561
5.375%, 5/15/19	1,850,000	2,021,958
1.625%, 6/14/19	40,000,000	40,209,368
1.125%, 6/21/19	40,000,000	39,764,888
0.875%, 8/5/19	60,000,000	59,143,584
1.000%, 9/26/19	40,000,000	39,518,476
1.375%, 11/15/19	52,495,000	52,321,614
4.125%, 12/13/19	450,000	483,364
1.650%, 1/6/20	20,000,000	19,996,560
1.875%, 3/13/20	20,000,000	20,191,858
4.125%, 3/13/20	4,650,000	5,020,431
1.830%, 7/29/20	20,000,000	20,058,030
2.875%, 9/11/20	10,000,000	10,390,064
4.625%, 9/11/20	9,500,000	10,466,652
1.700%, 10/19/20	10,000,000	9,963,459
5.250%, 12/11/20	9,815,000	11,031,865
1.375%, 2/18/21	40,000,000	39,245,564
1.750%, 3/12/21	20,000,000	19,862,188
5.625%, 6/11/21	1,850,000	2,136,941
1.125%, 7/14/21	50,000,000	48,216,885
1.875%, 11/29/21	50,000,000	49,719,435
2.625%, 12/10/21	9,825,000	10,094,379
2.250%, 3/11/22	5,000,000	5,044,250
5.375%, 9/30/22	5,370,000	6,310,649
2.875%, 6/14/24	10,000,000	10,361,205
2.875%, 9/13/24	10,000,000	10,288,686
2.750%, 12/13/24	10,000,000	10,173,520
FHLMC
0.750%, 1/12/18	50,000,000	49,844,710
1.050%, 2/26/18	20,000,000	20,006,258
0.875%, 3/7/18	50,000,000	49,848,955
0.750%, 4/9/18	40,000,000	39,792,548
1.050%, 4/11/18	5,000,000	4,999,586
1.000%, 4/27/18	5,000,000	4,995,136
1.000%, 5/11/18	5,000,000	4,994,278

See Notes to Financial Statements.

1090

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
1.050%, 5/17/18	$10,000,000	$9,990,870
1.000%, 5/25/18	10,000,000	9,988,175
1.050%, 5/25/18	5,000,000	4,995,990
1.375%, 5/30/18	5,000,000	5,012,112
4.875%, 6/13/18	48,000,000	50,590,430
1.060%, 6/22/18	15,000,000	14,986,230
1.000%, 6/29/18	12,095,000	12,082,124
1.050%, 7/27/18	15,000,000	14,974,047
1.000%, 8/15/18	10,000,000	9,982,248
1.070%, 9/6/18	10,000,000	9,975,995
1.100%, 9/13/18	35,000,000	34,925,653
1.000%, 9/28/18	5,000,000	4,977,088
0.875%, 10/12/18	50,000,000	49,720,350
1.050%, 11/7/18	20,000,000	19,882,336
1.125%, 11/28/18	5,000,000	4,986,231
0.950%, 1/30/19	10,000,000	9,930,490
3.750%, 3/27/19	47,550,000	50,055,595
1.125%, 4/15/19	30,000,000	29,873,379
1.750%, 5/30/19	48,650,000	49,098,645
0.875%, 7/19/19	70,000,000	69,090,315
1.250%, 7/26/19	25,000,000	24,852,045
2.000%, 7/30/19	200,000	202,798
1.250%, 8/1/19	71,000,000	70,753,950
1.300%, 8/28/19	10,000,000	9,946,927
1.250%, 10/2/19	80,500,000	80,072,368
1.350%, 11/26/19	5,000,000	4,983,116
1.375%, 5/1/20	57,500,000	57,091,100
1.330%, 12/30/20	5,000,000	4,924,445
1.125%, 8/12/21	40,000,000	38,503,680
2.375%, 1/13/22	70,000,000	71,117,872
Financing Corp.
9.400%, 2/8/18	930,000	1,016,223
9.650%, 11/2/18	1,950,000	2,248,428
8.600%, 9/26/19	380,000	452,413
FNMA
1.020%, 1/30/18	16,000,000	15,947,198
0.875%, 2/8/18	50,000,000	49,852,400
0.875%, 3/28/18	30,000,000	29,912,025
0.875%, 5/21/18	50,000,000	49,807,745
1.125%, 7/20/18	40,000,000	39,998,652
0.750%, 7/27/18	30,000,000	29,805,648
0.875%, 7/27/18	10,000,000	9,944,406
1.875%, 9/18/18	40,000,000	40,451,828
1.125%, 10/19/18 (x)	50,000,000	49,957,460
1.100%, 10/29/18	5,000,000	4,974,864
1.160%, 10/29/18	10,000,000	9,984,987
1.625%, 11/27/18	40,000,000	40,323,804
1.125%, 12/14/18	30,000,000	29,948,907
1.250%, 12/28/18	1,000,000	998,826
1.375%, 1/28/19	45,000,000	45,074,943
1.750%, 1/30/19	2,350,000	2,371,149
1.875%, 2/19/19	50,000,000	50,586,685
1.625%, 2/22/19	10,000,000	10,002,944
1.000%, 2/26/19	50,000,000	49,665,275
1.250%, 2/26/19	15,000,000	14,931,855
1.250%, 4/26/19	10,000,000	9,940,961
1.400%, 6/13/19	5,000,000	4,983,091
1.750%, 6/20/19	50,000,000	50,410,045
1.250%, 6/28/19	5,000,000	4,963,912
1.075%, 7/11/19	5,000,000	4,951,119
1.250%, 7/26/19	5,000,000	4,940,463
0.875%, 8/2/19	60,000,000	59,191,512
1.200%, 8/16/19	5,000,000	4,962,511
1.000%, 8/28/19	$35,000,000	$34,620,404
1.750%, 9/12/19	25,000,000	25,237,683
1.250%, 9/20/19	5,000,000	4,965,695
1.180%, 9/27/19	5,000,000	4,951,261
1.250%, 9/30/19	10,000,000	9,929,146
(Zero Coupon), 10/9/19	31,625,000	29,998,144
1.000%, 10/24/19	50,000,000	49,321,755
1.330%, 10/24/19	5,000,000	4,973,403
1.350%, 10/28/19	5,000,000	4,948,356
1.250%, 11/15/19	5,000,000	4,958,887
1.250%, 11/25/19	5,000,000	4,957,587
1.400%, 11/25/19	5,000,000	4,984,752
1.750%, 11/26/19	30,000,000	30,193,008
1.150%, 11/29/19	5,000,000	4,944,128
1.750%, 12/13/19	5,000,000	4,993,080
1.625%, 1/21/20	30,000,000	30,124,062
1.700%, 3/27/20	2,000,000	2,002,933
1.300%, 3/30/20	10,000,000	9,904,352
1.375%, 3/30/20	5,000,000	4,960,776
1.500%, 6/22/20	50,000,000	49,790,965
1.400%, 8/24/20	5,000,000	4,944,773
1.440%, 9/30/20	10,000,000	9,887,941
1.500%, 10/28/20	5,000,000	4,948,138
1.400%, 11/10/20	10,000,000	9,867,920
1.500%, 11/30/20	50,000,000	49,518,310
1.875%, 12/28/20	29,703,000	29,814,163
1.375%, 2/26/21	40,000,000	39,264,308
1.650%, 4/28/21	10,000,000	9,807,405
1.250%, 5/6/21	50,000,000	48,717,970
1.250%, 8/17/21	40,000,000	38,702,260
1.375%, 10/7/21	50,000,000	48,615,485
2.625%, 9/6/24	50,000,000	50,488,835
2.125%, 4/24/26	44,485,000	42,117,184
1.875%, 9/24/26	35,000,000	32,217,577
Tennessee Valley Authority
3.875%, 2/15/21	3,345,000	3,598,112
1.875%, 8/15/22	12,000,000	11,836,748
2.875%, 9/15/24	20,000,000	20,502,232
6.750%, 11/1/25	15,779,000	20,674,544

Total U.S. Government Agency Securities		3,845,709,287

U.S. Treasury Obligations (40.1%)
U.S. Treasury Bonds
9.125%, 5/15/18	2,800,000	3,105,238
9.000%, 11/15/18	2,800,000	3,204,332
8.875%, 2/15/19	9,300,000	10,799,806
8.125%, 8/15/19	2,800,000	3,283,574
8.500%, 2/15/20	1,850,000	2,242,836
8.750%, 5/15/20	2,800,000	3,453,871
8.750%, 8/15/20	6,500,000	8,114,590
7.875%, 2/15/21	2,800,000	3,472,274
8.125%, 5/15/21	3,250,000	4,099,507
8.000%, 11/15/21	2,800,000	3,585,149
7.125%, 2/15/23	2,000,000	2,575,039
6.250%, 8/15/23	1,000,000	1,250,010
U.S. Treasury Notes
0.750%, 1/31/18	45,000,000	44,905,077
0.875%, 1/31/18	20,000,000	19,982,714
2.625%, 1/31/18	19,550,000	19,894,702
1.000%, 2/15/18	40,000,000	40,014,064

See Notes to Financial Statements.

1091

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
3.500%, 2/15/18	$18,650,000	$19,167,974
0.750%, 2/28/18	30,000,000	29,921,925
2.750%, 2/28/18	13,500,000	13,771,582
0.750%, 3/31/18	20,000,000	19,941,504
2.875%, 3/31/18	5,600,000	5,730,129
0.625%, 4/30/18	25,000,000	24,876,220
2.625%, 4/30/18	4,650,000	4,747,768
3.875%, 5/15/18	4,650,000	4,831,232
1.000%, 5/31/18	25,000,000	24,989,257
2.375%, 5/31/18	13,500,000	13,749,499
1.375%, 6/30/18	20,000,000	20,092,188
2.375%, 6/30/18	20,000,000	20,384,570
1.375%, 7/31/18	25,000,000	25,113,525
2.250%, 7/31/18	5,150,000	5,243,142
4.000%, 8/15/18	5,600,000	5,862,937
0.750%, 8/31/18	5,000,000	4,969,165
1.500%, 8/31/18	22,850,000	22,991,250
1.375%, 9/30/18	20,000,000	20,073,730
1.750%, 10/31/18	18,650,000	18,846,791
3.750%, 11/15/18	20,000,000	20,948,828
1.250%, 11/30/18	20,000,000	20,025,196
1.375%, 11/30/18	14,000,000	14,049,766
1.375%, 12/31/18	18,650,000	18,708,464
1.125%, 1/15/19	14,000,000	13,973,613
1.250%, 1/31/19	18,650,000	18,657,467
1.500%, 1/31/19	25,000,000	25,134,765
2.750%, 2/15/19	23,750,000	24,491,492
1.375%, 2/28/19	14,000,000	14,036,504
1.500%, 2/28/19	20,000,000	20,107,812
1.500%, 3/31/19	25,000,000	25,124,755
1.625%, 3/31/19	20,000,000	20,156,250
1.250%, 4/30/19	14,000,000	13,988,516
1.625%, 4/30/19	40,000,000	40,308,984
3.125%, 5/15/19	20,500,000	21,365,645
1.500%, 5/31/19	30,000,000	30,135,060
1.625%, 6/30/19	30,000,000	30,223,242
0.875%, 7/31/19	23,300,000	23,028,774
1.625%, 7/31/19	35,000,000	35,240,625
3.625%, 8/15/19	14,900,000	15,767,663
1.625%, 8/31/19	40,000,000	40,271,876
1.000%, 9/30/19	5,000,000	4,946,973
1.750%, 9/30/19	25,000,000	25,242,432
1.500%, 10/31/19	40,000,000	40,091,016
3.375%, 11/15/19	31,700,000	33,438,856
1.500%, 11/30/19	35,000,000	35,064,943
1.625%, 12/31/19	35,000,000	35,169,190
1.250%, 1/31/20	40,000,000	39,699,608
1.375%, 1/31/20	2,000,000	1,992,383
3.625%, 2/15/20	24,450,000	26,012,269
1.375%, 2/29/20	35,000,000	34,827,734
1.125%, 3/31/20	20,000,000	19,739,258
1.375%, 3/31/20	50,000,000	49,731,445
1.375%, 4/30/20	30,000,000	29,803,419
3.500%, 5/15/20	28,400,000	30,179,436
1.375%, 5/31/20	20,000,000	19,871,876
1.500%, 5/31/20	40,000,000	39,874,608
1.625%, 6/30/20	25,000,000	25,008,300
1.625%, 7/31/20	50,000,000	49,962,890
2.625%, 8/15/20	13,000,000	13,438,750
1.375%, 8/31/20	50,000,000	49,471,680
2.125%, 8/31/20	10,000,000	10,159,375
1.375%, 9/30/20	$25,000,000	$24,712,890
1.375%, 10/31/20	25,000,000	24,689,452
1.750%, 10/31/20	30,000,000	30,058,302
2.625%, 11/15/20	23,750,000	24,540,661
1.625%, 11/30/20	40,000,000	39,837,108
2.000%, 11/30/20	25,000,000	25,255,127
1.750%, 12/31/20	50,000,000	49,981,445
2.375%, 12/31/20	25,000,000	25,608,397
1.375%, 1/31/21	50,000,000	49,204,100
2.125%, 1/31/21	30,000,000	30,396,681
3.625%, 2/15/21	35,000,000	37,561,769
1.125%, 2/28/21	25,000,000	24,325,928
2.000%, 2/28/21	25,000,000	25,196,777
1.250%, 3/31/21	25,000,000	24,421,388
2.250%, 3/31/21	5,000,000	5,090,429
1.375%, 4/30/21	40,000,000	39,239,064
2.250%, 4/30/21	30,000,000	30,524,121
3.125%, 5/15/21	14,300,000	15,063,737
1.375%, 5/31/21	30,000,000	29,407,323
1.125%, 6/30/21	50,000,000	48,396,485
1.125%, 7/31/21	15,000,000	14,498,730
2.250%, 7/31/21	25,000,000	25,389,405
2.000%, 8/31/21	20,000,000	20,077,734
1.125%, 8/31/21	50,000,000	48,310,545
1.125%, 9/30/21	50,000,000	48,228,515
2.125%, 9/30/21	25,000,000	25,218,505
1.250%, 10/31/21 (x)	50,000,000	48,485,840
1.750%, 11/30/21	40,000,000	39,704,296
1.875%, 11/30/21	50,000,000	49,858,885
2.125%, 12/31/21	40,000,000	40,336,720
1.500%, 1/31/22	35,000,000	34,207,373
1.750%, 2/28/22	20,000,000	19,759,376
1.750%, 3/31/22	20,000,000	19,734,960
1.750%, 4/30/22	25,000,000	24,655,762
1.875%, 5/31/22	25,000,000	24,798,828
1.625%, 8/15/22	30,000,000	29,263,185
1.750%, 9/30/22	25,000,000	24,524,170
1.875%, 10/31/22	25,000,000	24,667,725
1.625%, 11/15/22	10,000,000	9,733,203
2.000%, 11/30/22	10,000,000	9,934,375
2.125%, 12/31/22	35,000,000	34,980,859
1.750%, 1/31/23	20,000,000	19,543,554
2.000%, 2/15/23	40,000,000	39,673,828
1.750%, 5/15/23	25,000,000	24,351,562
2.500%, 8/15/23	30,000,000	30,536,427
1.375%, 8/31/23	10,000,000	9,476,758
1.375%, 9/30/23	20,000,000	18,943,750
1.625%, 10/31/23	25,000,000	24,057,863
2.750%, 11/15/23	15,000,000	15,495,556
2.750%, 2/15/24	20,000,000	20,662,110
2.500%, 5/15/24	10,000,000	10,152,344
2.375%, 8/15/24	20,000,000	20,097,070
2.250%, 11/15/24	20,000,000	19,880,468
2.000%, 2/15/25	20,000,000	19,468,750
2.125%, 5/15/25	20,000,000	19,610,938
2.000%, 8/15/25	20,000,000	19,376,758
2.250%, 11/15/25	20,000,000	19,747,070
1.625%, 2/15/26	30,000,000	28,032,714
1.625%, 5/15/26	35,000,000	32,637,843
1.500%, 8/15/26	40,000,000	36,795,312

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
2.000%, 11/15/26 (x)	$30,000,000	$28,870,314

Total U.S. Treasury Obligations		3,256,050,073

Total Long-Term Debt Securities (89.2%) (Cost $7,278,138,822)		7,250,704,311

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
iShares 1-3 Year Treasury Bond Fund	4,288,450	362,159,602
iShares 3-7 Year Treasury Bond Fund (x)	1,306,067	160,006,268
iShares 7-10 Year Treasury Bond Fund (x)	2,813,450	294,905,829

Total Exchange Traded Funds (10.1%) (Cost $798,559,133)		817,071,699

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, IM Shares	104,549,926	104,581,291

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Bank of Nova Scotia,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $7,675,426, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $7,828,507. (xx)	$7,675,000	7,675,000
Citigroup Global Markets Ltd.,
0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,400,107, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,428,000. (xx)	1,400,000	1,400,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,001,400, collateralized by various Common Stocks; total market value $13,338,660. (xx)	12,000,000	12,000,000
Deutsche Bank AG,
0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,200,338, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $3,264,012. (xx)	$3,200,000	$3,200,000
Deutsche Bank AG,
1.05%, dated 12/30/16, due 1/3/17, repurchase price $12,101,412, collateralized by various Common Stocks; total market value $13,449,816. (xx)	12,100,000	12,100,000
Deutsche Bank Securities, Inc.,
0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,872,259, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,909,599. (xx)	1,872,155	1,872,155
HSBC Securities, Inc.,
0.46%, dated 12/30/16, due 1/3/17, repurchase price $4,000,204, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $4,080,049. (xx)	4,000,000	4,000,000
Macquarie Bank Ltd.,
0.60%, dated 12/30/16, due 1/6/17, repurchase price $2,500,292, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,551,292. (xx)	2,500,000	2,500,000
Macquarie Bank Ltd.,
0.57%, dated 12/30/16, due 1/3/17, repurchase price $5,500,348, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $5,612,842. (xx)	5,500,000	5,500,000

See Notes to Financial Statements.

1093

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Natixis,
0.75%, dated 12/29/16, due 1/5/17, repurchase price $10,001,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $10,201,063. (xx)	$10,000,000	$10,000,000
Natixis,
0.60%, dated 12/30/16, due 1/3/17, repurchase price $10,000,667, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $10,200,680. (xx)	10,000,000	10,000,000
RBC Capital Markets,
0.45%, dated 12/30/16, due 1/3/17, repurchase price $3,000,150, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $3,060,000. (xx)	3,000,000	3,000,000
Societe Generale SA,
0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $5,100,003. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		78,247,155

Total Short-Term Investments (2.3%) (Cost $182,828,020)		182,828,446

Total Investments (101.6%) (Cost $8,259,525,975)		8,250,604,456
Other Assets Less Liabilities (-1.6%)		(126,012,635)

Net Assets (100%)		$8,124,591,821

(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $76,857,744. This was secured by cash collateral of $78,247,155 which was subsequently invested in joint repurchase agreements with a total value of $78,247,155, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
NCUA	— National Credit Union Administration

See Notes to Financial Statements.

1094

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Corporate Bonds
Energy	$—	$8,617,838	$—	$8,617,838
Financials	—	42,800,521	—	42,800,521
Exchange Traded Funds	817,071,699	—	—	817,071,699
Foreign Government Securities	—	97,526,592	—	97,526,592
Short-Term Investments
Investment Companies	104,581,291	—	—	104,581,291
Repurchase Agreements	—	78,247,155	—	78,247,155
U.S. Government Agency Securities	—	3,845,709,287	—	3,845,709,287
U.S. Treasury Obligations	—	3,256,050,073	—	3,256,050,073

Total Assets	$921,652,990	$7,328,951,466	$—	$8,250,604,456

Total Liabilities	$—	$—	$—	$—

Total	$921,652,990	$7,328,951,466	$—	$8,250,604,456

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,108,571,247
Long-term U.S. government debt securities	1,451,437,071

$4,560,008,318

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,003,397,118
Long-term U.S. government debt securities	1,272,709,748

$4,276,106,866

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,703,791
Aggregate gross unrealized depreciation	(56,022,173)

Net unrealized depreciation	$(10,318,382)

Federal income tax cost of investments	$8,260,922,838

See Notes to Financial Statements.

1095

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $8,181,278,820)	$8,172,357,301
Repurchase Agreements (Cost $78,247,155)	78,247,155
Cash	3,046,969
Dividends, interest and other receivables	27,576,322
Receivable from Separate Accounts for Trust shares sold	2,686,113
Securities lending income receivable	66,251
Other assets	30,652

Total assets	8,284,010,763

LIABILITIES
Payable for return of collateral on securities loaned	78,247,155
Payable for securities purchased	75,976,758
Investment management fees payable	2,255,848
Payable to Separate Accounts for Trust shares redeemed	1,884,623
Administrative fees payable	673,880
Distribution fees payable – Class IB	82,192
Distribution fees payable – Class IA	31,042
Trustees’ fees payable	11,881
Accrued expenses	255,563

Total liabilities	159,418,942

NET ASSETS	$8,124,591,821

Net assets were comprised of:
Paid in capital	$8,133,780,335
Accumulated undistributed net investment income (loss)	55,931
Accumulated undistributed net realized gain (loss) on investments	(322,926)
Net unrealized appreciation (depreciation) on investments	(8,921,519)

Net assets	$8,124,591,821

Class IA
Net asset value, offering and redemption price per share, $147,298,781 / 14,393,927 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.23

Class IB
Net asset value, offering and redemption price per share, $387,701,013 / 38,109,118 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.17

Class K
Net asset value, offering and redemption price per share, $7,589,592,027 / 741,717,266 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.23

(x)	Includes value of securities on loan of $76,857,744.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$101,318,096
Dividends	10,432,878
Securities lending (net)	398,665

Total income	112,149,639

EXPENSES
Investment management fees	27,103,538
Administrative fees	8,131,331
Distribution fees – Class IB	1,012,251
Printing and mailing expenses	545,236
Distribution fees – Class IA	374,344
Professional fees	256,567
Trustees’ fees	184,247
Custodian fees	169,799
Miscellaneous	205,047

Total expenses	37,982,360

NET INVESTMENT INCOME (LOSS)	74,167,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	14,916,661
Net distributions of realized gain received from underlying funds	283

Net realized gain (loss)	14,916,944

Net change in unrealized appreciation (depreciation) on investments	(36,353,294)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,436,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,730,929

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$74,167,279	$65,964,907
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	14,916,944	8,799,313
Net change in unrealized appreciation (depreciation) on investments	(36,353,294)	(20,513,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,730,929	54,251,036

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,017,542)	(899,124)
Class IB	(2,680,110)	(2,442,783)
Class K	(70,413,696)	(62,799,292)

	(74,111,348)	(66,141,199)

Distributions from net realized capital gains
Class IA	(267,637)	(168,070)
Class IB	(709,819)	(459,451)
Class K	(13,573,062)	(8,306,459)

	(14,550,518)	(8,933,980)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(88,661,866)	(75,075,179)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,326,378 and 1,606,249 shares, respectively ]	24,244,317	16,663,887
Capital shares issued in reinvestment of dividends and distributions [ 126,204 and 103,623 shares, respectively ]	1,285,179	1,067,194
Capital shares repurchased [ (2,483,575) and (2,522,317) shares, respectively ]	(25,901,045)	(26,178,259)

Total Class IA transactions	(371,549)	(8,447,178)

Class IB
Capital shares sold [ 7,196,568 and 5,685,388 shares, respectively ]	74,678,522	58,712,599
Capital shares issued in reinvestment of dividends and distributions [ 334,847 and 283,456 shares, respectively ]	3,389,929	2,902,234
Capital shares repurchased [ (8,558,514) and (8,439,654) shares, respectively ]	(88,772,227)	(87,138,333)

Total Class IB transactions	(10,703,776)	(25,523,500)

Class K
Capital shares sold [ 273,033,091 and 61,294,754 shares, respectively ]	2,845,717,832	636,775,218
Capital shares issued in reinvestment of dividends and distributions [ 8,249,480 and 6,905,389 shares, respectively ]	83,986,758	71,105,751
Capital shares repurchased [ (251,112,654) and (77,316,989) shares, respectively ]	(2,618,731,926)	(804,297,577)

Total Class K transactions	310,972,664	(96,416,608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	299,897,339	(130,387,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	263,966,402	(151,211,429)
NET ASSETS:
Beginning of year	7,860,625,419	8,011,836,848

End of year (a)	$8,124,591,821	$7,860,625,419

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$55,931	—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.28	$10.31	$10.20	$10.40	$10.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	0.12	(0.20)	0.09

Total from investment operations	0.04	0.04	0.16	(0.18)	0.11

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.02)	(0.03)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	—	(0.04)

Total dividends and distributions	(0.09)	(0.07)	(0.05)	(0.02)	(0.07)

Net asset value, end of year	$10.23	$10.28	$10.31	$10.20	$10.40

Total return	0.39%	0.43%	1.58%	(1.70)%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$147,299	$148,253	$157,069	$170,350	$193,913
Ratio of expenses to average net assets (f)	0.70%	0.70%	0.71%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	0.68%	0.59%	0.42%	0.23%	0.22%
Portfolio turnover rate^	54%	39%	31%	40%	68%

Class IB	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.22	$10.25	$10.14	$10.34	$10.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	0.12	(0.20)	0.09

Total from investment operations	0.04	0.04	0.16	(0.18)	0.11

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.02)	(0.03)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	—	(0.04)

Total dividends and distributions	(0.09)	(0.07)	(0.05)	(0.02)	(0.07)

Net asset value, end of year	$10.17	$10.22	$10.25	$10.14	$10.34

Total return	0.39%	0.43%	1.59%	(1.72)%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$387,701	$399,876	$426,394	$459,699	$536,906
Ratio of expenses to average net assets (f)	0.70%	0.70%	0.71%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	0.68%	0.59%	0.42%	0.23%	0.22%
Portfolio turnover rate^	54%	39%	31%	40%	68%

See Notes to Financial Statements.

1098

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.28	$10.31	$10.20	$10.40	$10.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	0.12	(0.20)	0.08

Total from investment operations	0.07	0.07	0.19	(0.15)	0.13

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.07)	(0.05)	(0.05)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	—	(0.04)

Total dividends and distributions	(0.12)	(0.10)	(0.08)	(0.05)	(0.09)

Net asset value, end of year	$10.23	$10.28	$10.31	$10.20	$10.40

Total return	0.65%	0.69%	1.84%	(1.46)%	1.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,589,592	$7,312,497	$7,428,374	$7,086,384	$6,565,102
Ratio of expenses to average net assets (f)	0.45%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (f)	0.93%	0.84%	0.67%	0.48%	0.47%
Portfolio turnover rate^	54%	39%	31%	40%	68%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1099

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.16%	5.63%	(1.49)%
Portfolio – Class IB Shares	2.15	5.62	(1.61)
Portfolio – Class K Shares*	2.42	5.87	5.18
MSCI EAFE Index	1.00	6.53	0.75
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	2.13	6.36	0.61
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.15% for the year ended December 31, 2016. The Portfolio’s benchmarks, MSCI EAFE Index and the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200 returned 1.00% and 2.13%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were materials, energy, industrials, information technology and financials.

•	The top five stocks that provided the most positive impact on performance for the year ending December 31, 2016 were Siemens AG, Total SA, BASF SE, BNP Paribas and Royal Dutch Shell.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2016 were health care, telecommunication services, consumer staples, utilities and real estate.

•	The five stocks that had the least impact to performance for the year ending December 31, 2016 were Bayer AG, Unicredit SPA, BT Group, Vodafone Group and Intesa Sanpaolo S.P.A.

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$335,386,275	20.9%
Industrials	213,113,407	13.3
Consumer Discretionary	190,091,013	11.8
Consumer Staples	177,588,456	11.1
Health Care	144,222,364	9.0
Materials	132,522,610	8.2
Energy	119,050,838	7.4
Information Technology	89,359,998	5.6
Telecommunication Services	87,246,082	5.4
Utilities	57,551,711	3.6
Real Estate	37,055,912	2.3
Investment Companies	14,674,234	0.9
Repurchase Agreements	6,627,802	0.4
Cash and Other	921,932	0.1

		100.0%

1100

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,065.93	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.15	4.03
Class IB
Actual	1,000.00	1,065.23	4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.15	4.03
Class K
Actual	1,000.00	1,066.08	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.40	2.77

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.79%, 0.79% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1101

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (9.8%)
Abacus Property Group (REIT)	39,906	$86,970
Aconex Ltd.*	24,292	88,879
Adelaide Brighton Ltd.	65,004	254,722
AGL Energy Ltd.	98,446	1,569,352
ALS Ltd.	73,732	321,381
Altium Ltd.	16,568	96,726
Alumina Ltd. (x)	337,153	445,251
Amcor Ltd.	169,355	1,827,115
AMP Ltd.	432,510	1,573,089
Ansell Ltd. (x)	21,615	385,438
APA Group	162,949	1,007,765
APN News & Media Ltd.*	37,158	76,155
APN Outdoor Group Ltd.	24,157	103,028
ARB Corp. Ltd.	10,303	131,231
Ardent Leisure Group	68,595	115,834
Aristocrat Leisure Ltd.	87,549	979,286
Asaleo Care Ltd.	51,107	54,584
ASX Ltd.	28,306	1,016,040
Aurizon Holdings Ltd.	300,060	1,093,518
AusNet Services	247,560	282,270
Australia & New Zealand Banking Group Ltd.	427,802	9,391,363
Australian Agricultural Co. Ltd.*	49,797	60,912
Australian Pharmaceutical Industries Ltd.	53,542	79,595
Automotive Holdings Group Ltd.	38,228	108,970
Aveo Group (x)	62,035	149,971
Bank of Queensland Ltd.	56,639	485,169
Bapcor Ltd.	38,969	166,482
Beach Energy Ltd.	203,307	124,709
Bega Cheese Ltd.	21,934	67,114
Bellamy’s Australia Ltd. (x)†	10,959	52,829
Bendigo & Adelaide Bank Ltd.	69,108	633,870
BHP Billiton Ltd.	469,279	8,486,699
BHP Billiton plc	374,721	6,033,497
Blackmores Ltd.	1,900	141,721
BlueScope Steel Ltd.	82,642	553,446
Boral Ltd.	171,426	669,269
Brambles Ltd.	232,241	2,078,199
Breville Group Ltd.	13,136	82,093
Brickworks Ltd.	11,452	112,312
BT Investment Management Ltd.	24,974	191,579
BWP Trust (REIT)	70,433	151,976
Caltex Australia Ltd.	38,139	838,351
carsales.com Ltd.	32,351	264,978
Challenger Ltd.	82,483	669,048
Charter Hall Group (REIT) (x)	59,982	205,176
Charter Hall Retail REIT (REIT)	48,945	149,408
CIMIC Group Ltd.	14,411	363,365
Cleanaway Waste Management Ltd.	227,362	201,813
Coca-Cola Amatil Ltd.	77,233	564,040
Cochlear Ltd.	8,386	741,643
Commonwealth Bank of Australia	251,923	14,982,157
Computershare Ltd.	73,211	658,296

Corporate Travel Management Ltd.	10,957	$144,858
Costa Group Holdings Ltd.	36,463	90,519
Credit Corp. Group Ltd.	7,015	90,819
Cromwell Property Group (REIT) (x)	181,777	129,212
Crown Resorts Ltd.	55,379	462,786
CSL Ltd.	66,752	4,836,908
CSR Ltd.	75,776	252,639
Dexus Property Group (REIT)	140,405	974,730
Domino’s Pizza Enterprises Ltd.	9,470	444,143
Downer EDI Ltd.	64,200	282,149
DUET Group	355,784	703,499
DuluxGroup Ltd.	55,720	250,913
Eclipx Group Ltd.	34,324	92,887
Estia Health Ltd. (x)	26,477	49,679
Evolution Mining Ltd.	164,473	251,627
Fairfax Media Ltd.	346,724	222,690
FlexiGroup Ltd.	37,236	60,729
Flight Centre Travel Group Ltd.	8,248	186,303
Forge Group Ltd.*†	11,894	—
Fortescue Metals Group Ltd.	248,789	1,057,482
G8 Education Ltd. (x)	52,928	137,122
Galaxy Resources Ltd.*	261,720	99,157
Gateway Lifestyle	39,115	60,971
Genworth Mortgage Insurance Australia Ltd.	32,060	75,655
Goodman Group (REIT)	232,871	1,198,206
GPT Group (The) (REIT)	262,456	952,689
GrainCorp Ltd., Class A	33,377	230,267
Greencross Ltd.	16,993	84,124
Growthpoint Properties Australia Ltd. (REIT)	28,474	67,398
GUD Holdings Ltd.	12,650	95,579
GWA Group Ltd.	39,696	84,794
Harvey Norman Holdings Ltd.	88,257	327,370
Healthscope Ltd.	253,284	418,572
Iluka Resources Ltd.	61,815	324,306
Incitec Pivot Ltd.	245,026	636,563
Independence Group NL	67,594	210,726
Infigen Energy*	107,992	70,139
Insurance Australia Group Ltd.	346,203	1,496,526
Investa Office Fund (REIT)	90,608	308,628
InvoCare Ltd.	15,725	157,396
IOOF Holdings Ltd.	38,617	256,664
IPH Ltd. (x)	20,039	74,041
IRESS Ltd.	20,007	171,380
iSentia Group Ltd.	29,415	60,922
Japara Healthcare Ltd. (x)	35,586	58,038
JB Hi-Fi Ltd.	16,367	331,187
LendLease Group	84,333	889,757
Link Administration Holdings Ltd.	52,666	287,709
Macquarie Atlas Roads Group	65,431	238,452
Macquarie Group Ltd.	49,761	3,128,481
Magellan Financial Group Ltd.	20,382	349,625
Mantra Group Ltd.	43,044	95,673
Mayne Pharma Group Ltd.*	200,720	194,823
McMillan Shakespeare Ltd.	11,600	90,994
Medibank Pvt Ltd.	402,718	819,552
Metcash Ltd.*	141,672	233,102
Mineral Resources Ltd.	22,756	199,033

See Notes to Financial Statements.

1102

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Mirvac Group (REIT)	541,798	$832,806
Monadelphous Group Ltd.	13,248	107,363
Myer Holdings Ltd.	115,271	114,796
MYOB Group Ltd.§	33,408	88,239
Nanosonics Ltd.*	37,442	84,032
National Australia Bank Ltd.	388,350	8,595,352
National Storage REIT (REIT)	65,755	70,941
Navitas Ltd.	44,619	160,353
Newcrest Mining Ltd.	111,623	1,631,193
NEXTDC Ltd.*	41,681	109,488
Nine Entertainment Co. Holdings Ltd.	99,218	76,255
Northern Star Resources Ltd.	87,571	228,768
Nufarm Ltd.	26,489	175,101
Oil Search Ltd.	171,038	884,990
Orica Ltd.	54,894	700,380
Origin Energy Ltd.	254,977	1,212,587
Orocobre Ltd.*	29,606	96,784
Orora Ltd.	176,453	380,739
OZ Minerals Ltd. (x)	46,001	261,921
Pact Group Holdings Ltd.	25,612	124,760
Perpetual Ltd.	6,903	242,900
Platinum Asset Management Ltd.	31,528	120,132
Premier Investments Ltd.	14,217	148,150
Primary Health Care Ltd. (x)	60,787	178,977
Qantas Airways Ltd.	270,283	649,516
QBE Insurance Group Ltd.	199,596	1,788,958
Qube Holdings Ltd.	178,343	314,031
Ramsay Health Care Ltd.	18,854	929,289
REA Group Ltd.	7,214	287,526
Regis Healthcare Ltd. (x)	19,850	65,607
Regis Resources Ltd.	71,946	154,202
Reliance Worldwide Corp. Ltd. (x)*	53,732	124,082
Resolute Mining Ltd.	106,421	99,838
Retail Food Group Ltd.	22,913	116,077
Sandfire Resources NL	23,191	94,390
Santos Ltd.	266,423	772,902
Saracen Mineral Holdings Ltd.*	107,782	77,003
Scentre Group (REIT)	778,572	2,607,014
SEEK Ltd.	50,308	540,215
Seven Group Holdings Ltd.	13,681	77,403
Seven West Media Ltd.	125,116	72,683
Shopping Centres Australasia Property Group (REIT)	105,503	168,261
Sigma Pharmaceuticals Ltd.	155,650	144,899
Sirtex Medical Ltd.	8,493	86,848
Sonic Healthcare Ltd.	60,421	933,100
South32 Ltd.	778,127	1,544,222
Southern Cross Media Group Ltd.	109,521	122,110
Spark Infrastructure Group (x)	245,959	422,441
Spotless Group Holdings Ltd.	158,394	113,162
St Barbara Ltd.*	70,380	103,611
Star Entertainment Grp Ltd. (The)	114,162	425,930
Steadfast Group Ltd.	105,764	168,677
Stockland (REIT)	351,689	1,162,387
Suncorp Group Ltd.	188,140	1,835,627
Super Retail Group Ltd.	20,076	149,949
Sydney Airport	327,054	1,413,751

Syrah Resources Ltd.*	24,968	$54,955
Tabcorp Holdings Ltd.	120,847	419,476
Tassal Group Ltd.	21,958	65,761
Tatts Group Ltd.	192,607	622,697
Technology One Ltd.	31,459	128,268
Telstra Corp. Ltd.	1,746,496	6,427,830
TPG Telecom Ltd. (x)	45,648	224,664
Transurban Group	297,656	2,216,772
Treasury Wine Estates Ltd.	107,939	831,910
Vicinity Centres (REIT)	477,753	1,030,864
Virgin Australia International Holdings Pty Ltd.*†	190,064	—
Virtus Health Ltd.	11,517	51,862
Viva Energy REIT (REIT)*	60,103	104,096
Vocus Communications Ltd.	90,391	252,443
Webjet Ltd.	14,213	108,722
Wesfarmers Ltd.	165,378	5,029,200
Western Areas Ltd. (x)*	34,989	77,517
Westfield Corp. (REIT)	279,539	1,892,221
Westpac Banking Corp.	489,227	11,509,451
Whitehaven Coal Ltd.*	98,868	186,219
Woodside Petroleum Ltd.	105,944	2,382,322
Woolworths Ltd.	188,368	3,276,052
WorleyParsons Ltd. (x)*	32,504	227,997

		157,382,894

Belgium (1.3%)
Anheuser-Busch InBev SA/NV	199,882	21,156,301

Chile (0.0%)
Antofagasta plc	62,774	522,198

Finland (0.5%)
Nokia OYJ	1,614,833	7,798,930

France (14.7%)
Air Liquide SA	107,592	11,965,572
Airbus Group SE	157,373	10,409,992
BNP Paribas SA	454,882	28,993,249
Cie de Saint-Gobain	143,778	6,697,902
Danone SA	169,153	10,719,146
Engie SA	453,117	5,780,920
Essilor International SA	60,351	6,819,782
L’Oreal SA	67,568	12,333,154
LVMH Moet Hennessy Louis Vuitton SE	75,118	14,343,835
Orange SA	554,045	8,418,715
Safran SA	97,638	7,032,115
Sanofi	324,835	26,294,998
Schneider Electric SE	163,739	11,394,710
Societe Generale SA	328,514	16,164,900
TOTAL SA	699,662	35,882,241
Unibail-Rodamco SE (REIT)	27,491	6,561,782
Vinci SA	154,349	10,512,163
Vivendi SA	282,471	5,368,530

		235,693,706

Germany (13.6%)
adidas AG	53,725	8,491,526
Allianz SE (Registered)	126,459	20,899,379
BASF SE	254,157	23,626,313
Bayer AG (Registered)	228,829	23,878,122
Bayerische Motoren Werke AG	88,721	8,288,554
Daimler AG (Registered)	275,791	20,530,822

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Deutsche Bank AG (Registered)*	381,665	$6,930,354
Deutsche Post AG (Registered)	265,349	8,724,548
Deutsche Telekom AG (Registered)	880,294	15,155,221
E.ON SE	553,706	3,905,153
Fresenius SE & Co. KGaA	111,317	8,701,626
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	44,566	8,427,813
SAP SE	273,554	23,845,687
Siemens AG (Registered)	235,208	28,918,710
TUI AG	83,715	1,199,871
Volkswagen AG (Preference) (q)	50,658	7,110,908

		218,634,607

Ireland (1.3%)
CRH plc (Irish Stock Exchange)	230,164	7,984,408
CRH plc (London Stock Exchange)	147,146	5,131,999
Experian plc	170,285	3,303,184
James Hardie Industries plc (CDI) (x)	64,837	1,027,968
Paddy Power Betfair plc	14,538	1,572,184
Smurfit Kappa Group plc	41,626	966,490

		19,986,233

Italy (1.9%)
Enel SpA	2,149,341	9,475,366
Eni SpA	700,927	11,414,242
Intesa Sanpaolo SpA	3,978,690	10,160,496

		31,050,104

Japan (24.0%)
77 Bank Ltd. (The)	34,000	164,073
ABC-Mart, Inc.	3,700	209,574
Accordia Golf Co. Ltd.	9,300	95,646
Acom Co. Ltd.*	43,220	188,966
Adastria Co. Ltd.	3,880	100,590
ADEKA Corp.	11,400	155,089
Advantest Corp.	14,500	244,158
Aeon Co. Ltd.	86,863	1,230,760
Aeon Delight Co. Ltd.	2,800	78,220
AEON Financial Service Co. Ltd.	15,900	282,561
Aeon Mall Co. Ltd.	15,320	215,496
Ai Holdings Corp.	4,238	84,270
Aica Kogyo Co. Ltd.	9,600	253,399
Aichi Bank Ltd. (The)	1,720	97,129
Aichi Steel Corp.	2,010	84,441
Aiful Corp. (x)*	43,800	129,667
Ain Holdings, Inc.	2,920	193,376
Air Water, Inc.	21,000	379,123
Aisan Industry Co. Ltd.	7,700	65,948
Aisin Seiki Co. Ltd.	18,800	815,538
Ajinomoto Co., Inc.	51,000	1,027,200
Alfresa Holdings Corp.	25,600	423,618
Alpen Co. Ltd.	4,000	71,769
Alps Electric Co. Ltd.	19,900	481,176
Amada Holdings Co. Ltd.	36,000	401,968
Amano Corp.	9,930	174,428

ANA Holdings, Inc.	384,303	$1,035,111
Anritsu Corp.	16,419	88,505
AOKI Holdings, Inc.	6,358	78,227
Aoyama Trading Co. Ltd.	5,200	181,082
Aozora Bank Ltd.	134,000	473,514
Aplus Financial Co. Ltd.*	68,412	69,071
Arcs Co. Ltd.	3,958	89,167
Ariake Japan Co. Ltd.	2,067	110,712
Asahi Glass Co. Ltd.	105,000	715,123
Asahi Group Holdings Ltd.	42,700	1,348,133
Asahi Kasei Corp.	133,760	1,166,788
Asatsu-DK, Inc.	3,600	87,139
Asics Corp. (x)	22,000	439,529
ASKUL Corp.	2,274	77,827
Astellas Pharma, Inc.	219,800	3,053,222
Autobacs Seven Co. Ltd.	12,300	184,592
Avex Group Holdings, Inc.	5,735	82,535
Awa Bank Ltd. (The)	17,000	103,855
Azbil Corp.	9,000	253,348
Bandai Namco Holdings, Inc.	23,500	648,449
Bank of Kyoto Ltd. (The)	47,000	349,057
Bank of the Ryukyus Ltd.	8,151	106,983
Benesse Holdings, Inc.	8,700	239,692
Bic Camera, Inc.	10,045	91,963
Bridgestone Corp.	72,800	2,624,849
Brother Industries Ltd.	31,500	568,415
Calbee, Inc. (x)	10,696	334,951
Calsonic Kansei Corp.	18,507	283,286
Canon Electronics, Inc.	2,833	42,710
Canon Marketing Japan, Inc.	6,200	104,293
Canon, Inc.	112,701	3,177,324
Capcom Co. Ltd.	6,158	144,894
Casio Computer Co. Ltd. (x)	17,200	243,265
Central Glass Co. Ltd.	26,000	121,241
Central Japan Railway Co.	17,080	2,810,254
Chiba Bank Ltd. (The)	78,338	480,585
Chiyoda Co. Ltd.	3,062	72,833
Chiyoda Corp.	24,000	166,332
Chofu Seisakusho Co. Ltd.	3,200	71,926
Chubu Electric Power Co., Inc.	67,697	945,876
Chudenko Corp.	4,800	106,000
Chugai Pharmaceutical Co. Ltd.	21,700	622,918
Chugai Ro Co. Ltd.	19,300	37,155
Chugoku Bank Ltd. (The) (x)	21,000	301,502
Chugoku Electric Power Co., Inc. (The)	27,820	326,342
Citizen Watch Co. Ltd.	35,300	211,120
Cleanup Corp.	10,500	85,617
Coca-Cola East Japan Co. Ltd.	8,738	192,591
Coca-Cola West Co. Ltd.	7,700	226,965
cocokara fine, Inc.	2,255	82,868
COLOPL, Inc. (x)	4,411	37,439
Colowide Co. Ltd.	5,764	95,824
COMSYS Holdings Corp.	10,500	192,347
Concordia Financial Group Ltd.	131,896	634,906
COOKPAD, Inc. (x)	4,896	45,033
Cosel Co. Ltd.	4,700	50,308
Cosmo Energy Holdings Co. Ltd.	8,000	112,462
Cosmos Pharmaceutical Corp.	1,165	214,809
Create SD Holdings Co. Ltd.	4,072	87,206
Credit Saison Co. Ltd.	20,400	362,531

See Notes to Financial Statements.

1104

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CyberAgent, Inc.	12,286	$303,589
Dai Nippon Printing Co. Ltd.	66,000	652,235
Daicel Corp.	29,000	320,086
Daido Steel Co. Ltd.	39,000	161,506
Daifuku Co. Ltd.	14,100	300,760
Dai-ichi Life Holdings, Inc.	122,257	2,035,612
Daiichi Sankyo Co. Ltd.	63,300	1,295,247
Dai-ichi Seiko Co. Ltd.	9,127	102,691
Daiichikosho Co. Ltd.	3,822	151,081
Daikin Industries Ltd.	28,000	2,571,807
Daikyo, Inc.	46,420	92,939
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	19,192	103,452
Daio Paper Corp.	10,000	105,840
Daishi Bank Ltd. (The)	26,000	116,791
Daito Trust Construction Co. Ltd.	8,800	1,323,671
Daiwa House Industry Co. Ltd.	68,000	1,859,491
Daiwa Securities Group, Inc.	194,518	1,198,813
DCM Holdings Co. Ltd.	11,800	104,799
DeNA Co. Ltd.	9,759	213,258
Denka Co. Ltd.	48,000	211,919
Denki Kogyo Co. Ltd.	14,500	71,213
Denso Corp.	50,661	2,194,624
Dentsu, Inc.	23,800	1,120,000
Descente Ltd.	7,164	82,505
DIC Corp.	8,900	270,332
Dip Corp.	4,020	83,169
Disco Corp.	2,500	302,888
DMG Mori Co. Ltd.	17,900	217,174
Don Quijote Holdings Co. Ltd.	13,000	481,070
Dowa Holdings Co. Ltd.	28,000	214,178
Duskin Co. Ltd.	5,723	117,667
Eagle Industry Co. Ltd.	5,758	76,511
East Japan Railway Co.	39,698	3,430,587
Ebara Corp.	11,800	336,205
Eisai Co. Ltd. (x)	27,600	1,584,092
Eizo Corp.	3,000	89,326
Electric Power Development Co. Ltd.	17,100	393,574
Ezaki Glico Co. Ltd.	6,500	304,770
F@N Communications, Inc.	9,152	58,025
FamilyMart UNY Holdings Co. Ltd. (x)	10,101	672,392
FANUC Corp.	20,733	3,515,075
Fast Retailing Co. Ltd.	3,600	1,288,453
FCC Co. Ltd.	4,261	76,671
FP Corp.	1,900	87,136
Fuji Co. Ltd.	3,400	70,982
Fuji Electric Co. Ltd.	67,000	347,397
Fuji Heavy Industries Ltd.	63,000	2,572,287
Fuji Kyuko Co. Ltd.	8,675	80,311
Fuji Machine Manufacturing Co. Ltd.	8,042	91,997
Fuji Media Holdings, Inc.	27,600	386,341
Fuji Oil Holdings, Inc.	7,100	139,479
FUJIFILM Holdings Corp.	42,668	1,619,102
Fujikura Ltd.	31,520	171,253
Fujitec Co. Ltd.	8,689	101,777
Fujitsu General Ltd.	7,720	163,416
Fujitsu Ltd.	197,000	1,094,772
Fukuoka Financial Group, Inc.	82,000	364,133

Fukuyama Transporting Co. Ltd. (x)	17,000	$96,436
Furukawa Electric Co. Ltd.	7,000	204,834
Futaba Industrial Co. Ltd.	9,500	55,517
Fuyo General Lease Co. Ltd.	2,579	123,351
Glory Ltd.	8,900	280,993
GMO Internet, Inc.	8,424	107,683
GMO Payment Gateway, Inc. (x)	2,281	101,486
Gree, Inc.	14,234	75,143
GS Yuasa Corp.	61,000	253,656
GungHo Online Entertainment, Inc.	39,210	83,536
Gunma Bank Ltd. (The)	54,000	295,701
Gunze Ltd.	24,000	79,880
Gurunavi, Inc.	3,627	72,152
H2O Retailing Corp.	9,500	145,010
Hachijuni Bank Ltd. (The)	43,000	249,446
Hakuhodo DY Holdings, Inc.	35,770	440,717
Hamamatsu Photonics KK (x)	17,760	467,268
Hankyu Hanshin Holdings, Inc.	26,044	835,636
Hanwa Co. Ltd.	21,333	139,634
Haseko Corp.	32,800	333,683
Hazama Ando Corp.	16,538	109,098
Heiwa Corp.	6,300	144,031
Heiwa Real Estate Co. Ltd.	8,258	112,344
Heiwado Co. Ltd.	2,095	49,509
Hikari Tsushin, Inc.	2,400	223,624
Hino Motors Ltd.	32,439	330,288
Hirose Electric Co. Ltd.	3,720	461,200
Hiroshima Bank Ltd. (The)	73,000	341,031
HIS Co. Ltd.	3,757	98,847
Hisaka Works Ltd.	5,400	40,751
Hisamitsu Pharmaceutical Co., Inc.	7,000	350,374
Hitachi Capital Corp.	4,800	118,157
Hitachi Chemical Co. Ltd.	10,500	262,601
Hitachi Construction Machinery Co. Ltd.	9,800	212,225
Hitachi High-Technologies Corp.	7,100	286,430
Hitachi Koki Co. Ltd.	8,500	107,055
Hitachi Kokusai Electric, Inc.	3,483	72,804
Hitachi Ltd.	492,778	2,664,690
Hitachi Metals Ltd.	26,990	365,794
Hitachi Transport System Ltd.	4,900	99,488
Hitachi Zosen Corp.	19,500	101,942
Hokkaido Electric Power Co., Inc.	25,319	197,786
Hokkoku Bank Ltd. (The)	30,000	106,781
Hokuetsu Kishu Paper Co. Ltd.	13,526	76,845
Hokuhoku Financial Group, Inc.	17,700	305,462
Hokuriku Electric Power Co.	21,919	245,680
Hokuto Corp.	3,600	64,962
Honda Motor Co. Ltd.	185,328	5,415,145
Horiba Ltd. (x)	5,500	254,588
Hoshizaki Corp.	5,000	395,722
House Foods Group, Inc.	8,400	174,073
Hoya Corp.	42,600	1,790,020
Hulic Co. Ltd.	44,679	397,189
Hyakugo Bank Ltd. (The)	27,000	109,733
Hyakujushi Bank Ltd. (The)	29,000	98,507

See Notes to Financial Statements.

1105

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ibiden Co. Ltd.	13,900	$187,078
Ichibanya Co. Ltd.	2,631	83,967
Icom, Inc.	2,600	50,343
Idec Corp.	7,600	71,009
Idemitsu Kosan Co. Ltd. (x)	11,200	297,549
IDOM, Inc.	8,751	48,219
IHI Corp.*	183,000	475,996
Iida Group Holdings Co. Ltd.	20,786	394,289
Inaba Denki Sangyo Co. Ltd.	3,031	104,383
Inageya Co. Ltd.	6,500	82,310
Inpex Corp.	120,599	1,208,312
Internet Initiative Japan, Inc.	3,198	48,268
Iseki & Co. Ltd.	41,000	78,930
Isetan Mitsukoshi Holdings Ltd.	45,600	491,602
Isuzu Motors Ltd.	65,500	829,994
Ito En Ltd.	9,000	299,166
ITOCHU Corp.	148,400	1,970,625
Itochu Techno-Solutions Corp.	5,600	145,660
Itoham Yonekyu Holdings, Inc.*	15,000	138,866
Iwatani Corp.	26,988	143,628
Iyo Bank Ltd. (The)	24,000	165,510
Izumi Co. Ltd.	5,300	228,552
J Front Retailing Co. Ltd.	29,000	390,802
Jaccs Co. Ltd.	15,528	68,821
Jafco Co. Ltd.	3,600	118,126
Japan Airlines Co. Ltd.	37,014	1,081,521
Japan Airport Terminal Co. Ltd. (x)	7,200	260,278
Japan Aviation Electronics Industry Ltd. (x)	6,944	97,795
Japan Cash Machine Co. Ltd. (x)	6,102	78,262
Japan Display, Inc. (x)*	45,302	129,074
Japan Exchange Group, Inc.	63,035	900,693
Japan Petroleum Exploration Co. Ltd.	5,700	126,753
Japan Post Bank Co. Ltd.	55,127	661,760
Japan Post Holdings Co. Ltd.	55,993	698,984
Japan Post Insurance Co. Ltd.	6,712	143,744
Japan Pulp & Paper Co. Ltd.	20,100	63,288
Japan Radio Co. Ltd.	4,680	56,060
Japan Steel Works Ltd. (The) (x)	10,400	184,375
Japan Tobacco, Inc.	126,879	4,173,030
JFE Holdings, Inc.	64,200	977,763
JGC Corp.	24,000	436,158
Jin Co. Ltd.	1,913	88,223
Joshin Denki Co. Ltd.	7,400	62,682
JSR Corp. (x)	23,500	370,571
JTEKT Corp.	25,700	411,200
Juroku Bank Ltd. (The)	32,000	112,257
JVC Kenwood Corp.	19,300	52,678
JX Holdings, Inc.	236,000	998,924
kabu.com Securities Co. Ltd.	29,820	102,568
Kadokawa Dwango Corp.	6,440	93,067
Kaga Electronics Co. Ltd.	5,500	89,224
Kagome Co. Ltd.	8,701	217,609
Kajima Corp. (x)	100,000	692,193
Kakaku.com, Inc.	17,876	295,805
Kaken Pharmaceutical Co. Ltd.	4,500	238,717
Kamigumi Co. Ltd.	26,000	247,820
Kanagawa Chuo Kotsu Co. Ltd.	14,700	91,690

Kandenko Co. Ltd.	6,000	$54,160
Kaneka Corp.	31,000	252,509
Kansai Electric Power Co., Inc. (The)*	87,066	952,046
Kansai Paint Co. Ltd. (x)	27,000	497,378
Kao Corp.	54,800	2,598,047
Kappa Create Co. Ltd.	5,800	64,861
Katakura Industries Co. Ltd.	7,200	84,213
Kawasaki Heavy Industries Ltd.	177,000	555,799
Kawasaki Kisen Kaisha Ltd. (x)	100,000	226,738
KDDI Corp.	199,468	5,050,914
Keihan Holdings Co. Ltd.	52,000	341,698
Keihin Corp.	5,700	99,881
Keikyu Corp.	59,000	684,021
Keio Corp.	61,000	501,570
Keisei Electric Railway Co. Ltd.	16,500	400,518
Keiyo Bank Ltd. (The)	24,000	108,834
Kenedix, Inc.	26,600	94,679
Kewpie Corp.	13,000	316,004
Key Coffee, Inc.	4,000	74,507
Keyence Corp.	4,640	3,183,983
Kikkoman Corp. (x)	16,371	523,872
Kinden Corp.	15,000	187,123
Kinki Sharyo Co. Ltd. (The)	1,340	29,993
Kintetsu Department Store Co. Ltd.*	28,164	83,859
Kintetsu Group Holdings Co. Ltd.	207,000	789,921
Kintetsu World Express, Inc.	5,800	80,443
Kirin Holdings Co. Ltd.	102,000	1,659,491
Kiyo Bank Ltd. (The)	12,600	201,816
Koa Corp.	5,800	55,333
Kobayashi Pharmaceutical Co. Ltd.	7,000	299,465
Kobe Steel Ltd.*	45,200	431,986
Koei Tecmo Holdings Co. Ltd.	5,786	101,834
Koito Manufacturing Co. Ltd.	13,000	688,513
Kokuyo Co. Ltd.	14,200	163,414
Komatsu Ltd.	99,200	2,247,119
Komeri Co. Ltd.	4,300	97,129
Komori Corp.	7,900	103,486
Konami Holdings Corp. (x)	9,200	371,542
Konica Minolta, Inc.	54,000	536,419
Kose Corp.	4,100	340,629
K’s Holdings Corp.	8,900	155,878
Kubota Corp.	102,000	1,456,145
Kumagai Gumi Co. Ltd.	32,711	83,964
Kumiai Chemical Industry Co. Ltd.	5,112	31,142
Kura Corp.	899	37,806
Kurabo Industries Ltd.	39,100	76,611
Kuraray Co. Ltd.	36,000	540,886
Kureha Corp.	2,400	90,250
Kurita Water Industries Ltd.	16,300	358,984
Kusuri no Aoki Holdings Co. Ltd.	2,026	90,141
KYB Corp.	19,231	93,296
Kyocera Corp.	33,500	1,665,899
Kyoei Steel Ltd.	5,000	95,273
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,569	101,740
KYORIN Holdings, Inc.	9,000	193,052

See Notes to Financial Statements.

1106

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kyoritsu Maintenance Co. Ltd.	1,335	$77,787
Kyowa Exeo Corp.	9,800	141,036
Kyowa Hakko Kirin Co. Ltd.	30,000	414,802
Kyudenko Corp.	3,588	96,396
Kyushu Electric Power Co., Inc.	42,390	459,897
Kyushu Financial Group, Inc.	34,349	233,059
Lawson, Inc.	7,700	540,894
Leopalace21 Corp.	22,700	125,469
Life Corp.	3,100	87,397
LINE Corp. (x)*	3,404	116,792
Lintec Corp.	4,900	107,035
Lion Corp.	27,000	443,551
LIXIL Group Corp.	33,200	753,906
M3, Inc.	20,869	525,854
Mabuchi Motor Co. Ltd.	6,900	360,128
Macnica Fuji Electronics Holdings, Inc.	7,250	95,467
Maeda Corp.	15,009	130,988
Maeda Kosen Co. Ltd.	7,188	78,845
Maeda Road Construction Co. Ltd.	10,000	167,273
Makita Corp.	13,865	928,881
Mandom Corp.	2,108	90,903
Marubeni Corp.	197,000	1,117,190
Maruha Nichiro Corp.	5,013	135,324
Marui Group Co. Ltd. (x)	27,500	401,647
Maruichi Steel Tube Ltd.	7,800	253,938
Maruwa Co. Ltd.	2,900	96,026
Maruzen Showa Unyu Co. Ltd.	22,000	85,835
Marvelous, Inc. (x)	7,616	50,502
Matsuda Sangyo Co. Ltd.	4,000	51,440
Matsui Securities Co. Ltd.	8,604	74,132
Matsumotokiyoshi Holdings Co. Ltd.	3,800	187,277
Matsuya Co. Ltd.	7,173	62,846
Max Co. Ltd.	6,000	73,309
Mazda Motor Corp.	66,800	1,092,805
Mebuki Financial Group, Inc.	87,750	325,097
Medipal Holdings Corp.	23,000	362,687
Megmilk Snow Brand Co. Ltd.	4,964	136,762
Meidensha Corp.	22,000	75,671
MEIJI Holdings Co. Ltd.	14,000	1,097,241
Meitec Corp.	2,601	99,589
Mie Bank Ltd. (The)	2,610	52,100
Minebea Co. Ltd.	37,000	346,969
Miraca Holdings, Inc.	6,996	314,259
Mirait Holdings Corp.	9,786	88,419
MISUMI Group, Inc.	24,300	400,027
Mitsuba Corp.	3,235	52,507
Mitsubishi Chemical Holdings Corp.	149,500	969,591
Mitsubishi Corp.	151,332	3,224,100
Mitsubishi Electric Corp.	223,000	3,109,121
Mitsubishi Estate Co. Ltd.	148,957	2,966,395
Mitsubishi Gas Chemical Co., Inc.	19,000	324,321
Mitsubishi Heavy Industries Ltd.	344,000	1,567,610
Mitsubishi Logistics Corp.	18,000	254,580
Mitsubishi Materials Corp.	14,300	439,247
Mitsubishi Motors Corp.	75,000	427,380
Mitsubishi Pencil Co. Ltd.	1,986	104,504

Mitsubishi Research Institute, Inc.	3,100	$87,264
Mitsubishi Shokuhin Co. Ltd.	3,000	89,198
Mitsubishi Tanabe Pharma Corp.	29,000	568,958
Mitsubishi UFJ Financial Group, Inc.	1,518,613	9,357,904
Mitsubishi UFJ Lease & Finance Co. Ltd.	61,180	316,173
Mitsui & Co. Ltd.	186,020	2,557,725
Mitsui Chemicals, Inc.	95,000	426,738
Mitsui Engineering & Shipbuilding Co. Ltd. (x)	128,000	198,229
Mitsui Fudosan Co. Ltd.	107,823	2,495,497
Mitsui Home Co. Ltd.	13,400	58,473
Mitsui Mining & Smelting Co. Ltd.	97,000	245,664
Mitsui OSK Lines Ltd.	139,863	387,727
Mitsui Sugar Co. Ltd.	3,860	82,798
Mitsumi Electric Co. Ltd.*	11,968	65,741
Miura Co. Ltd.	11,508	174,872
Mizuho Financial Group, Inc.	2,752,602	4,941,141
Mizuno Corp.	15,800	76,921
Mochida Pharmaceutical Co. Ltd.	2,000	138,781
Modec, Inc.	1,799	28,753
MonotaRO Co. Ltd. (x)	8,044	164,493
Morinaga & Co. Ltd.	4,247	177,148
Morinaga Milk Industry Co. Ltd.	22,000	158,494
MOS Food Services, Inc.	2,959	88,865
MS&AD Insurance Group Holdings, Inc.	59,904	1,857,472
Murata Manufacturing Co. Ltd.	21,422	2,868,486
Musashi Seimitsu Industry Co. Ltd.	3,100	80,633
Nabtesco Corp.	14,000	325,698
Nagase & Co. Ltd.	18,000	235,328
Nagoya Railroad Co. Ltd.	84,000	406,075
Nankai Electric Railway Co. Ltd.	49,000	248,616
NEC Corp.	302,000	801,027
Nexon Co. Ltd.	24,571	356,135
NGK Insulators Ltd.	29,000	562,507
NGK Spark Plug Co. Ltd.	22,000	489,035
NH Foods Ltd. (x)	19,000	512,898
NHK Spring Co. Ltd.	25,000	238,289
Nichias Corp.	10,974	105,914
Nichirei Corp.	13,000	269,176
Nidec Corp.	26,642	2,298,905
Nifco, Inc.	4,400	232,282
Nihon Kohden Corp.	11,800	261,190
Nihon M&A Center, Inc.	7,974	221,737
Nihon Parkerizing Co. Ltd.	12,170	142,760
Nihon Unisys Ltd.	7,700	96,847
Nikkon Holdings Co. Ltd.	9,000	187,893
Nikon Corp.	35,600	553,456
Nintendo Co. Ltd.	12,711	2,668,902
Nippo Corp.	6,148	114,728
Nippon Carbon Co. Ltd. (x)	22,500	43,701
Nippon Chemi-Con Corp.	35,035	76,440

See Notes to Financial Statements.

1107

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Nippon Densetsu Kogyo Co. Ltd.	4,990	$79,840
Nippon Electric Glass Co. Ltd.	54,000	292,004
Nippon Express Co. Ltd.	82,000	441,309
Nippon Gas Co. Ltd.	3,717	106,859
Nippon Kayaku Co. Ltd.	15,000	185,198
Nippon Light Metal Holdings Co. Ltd.	52,529	111,013
Nippon Paint Holdings Co. Ltd.	18,000	490,524
Nippon Paper Industries Co. Ltd.	9,600	162,635
Nippon Sharyo Ltd.*	14,000	33,420
Nippon Sheet Glass Co. Ltd.*	11,700	85,191
Nippon Shinyaku Co. Ltd.	6,000	295,701
Nippon Shokubai Co. Ltd.	4,000	249,840
Nippon Signal Co. Ltd.	8,900	75,464
Nippon Steel & Sumikin Bussan Corp.	2,711	104,845
Nippon Steel & Sumitomo Metal Corp.	96,164	2,145,023
Nippon Suisan Kaisha Ltd.	32,900	158,201
Nippon Telegraph & Telephone Corp.	160,928	6,763,451
Nippon Television Holdings, Inc.	21,070	382,550
Nippon Thompson Co. Ltd.	11,000	46,494
Nippon Yusen KK	216,000	401,044
Nipro Corp. (x)	13,900	151,993
Nishimatsu Construction Co. Ltd.	29,111	140,978
Nishi-Nippon Financial Holdings, Inc.*	14,600	152,777
Nishi-Nippon Railroad Co. Ltd.	28,000	127,932
Nissan Chemical Industries Ltd.	14,000	467,765
Nissan Motor Co. Ltd.	245,880	2,473,001
Nissha Printing Co. Ltd. (x)	4,100	98,786
Nisshin Seifun Group, Inc.	28,825	432,591
Nisshin Steel Co. Ltd.	10,857	133,860
Nisshinbo Holdings, Inc.	12,000	115,816
Nissin Electric Co. Ltd.	7,460	82,339
Nissin Foods Holdings Co. Ltd.	8,900	467,559
Nissin Kogyo Co. Ltd.	4,986	78,880
Nitori Holdings Co. Ltd.	9,250	1,057,369
Nitta Corp.	3,600	98,105
Nitto Boseki Co. Ltd.	20,312	79,423
Nitto Denko Corp.	16,400	1,258,538
Nitto Kogyo Corp.	5,056	69,000
Noevir Holdings Co. Ltd.	2,811	88,028
NOF Corp.	21,020	202,332
NOK Corp.	11,800	238,877
Nomura Holdings, Inc.	406,202	2,394,984
Nomura Real Estate Holdings, Inc.	15,900	270,453
Nomura Research Institute Ltd.	17,564	534,998
Noritake Co. Ltd.	1,990	48,475
Noritz Corp.	4,795	80,905
North Pacific Bank Ltd.	31,500	129,908
NS Solutions Corp.	4,600	82,810
NS United Kaiun Kaisha Ltd.	28,700	49,112
NSD Co. Ltd.	6,930	108,923
NSK Ltd.	49,000	567,666
NTN Corp.	53,000	214,494

NTT Data Corp.	12,826	$620,038
NTT DOCOMO, Inc.	149,156	3,398,523
NTT Urban Development Corp.	15,400	135,586
Obayashi Corp.	77,000	735,906
OBIC Business Consultants Co. Ltd.	1,350	58,216
Obic Co. Ltd.	8,190	358,083
Odakyu Electric Railway Co. Ltd.	37,000	732,244
Ogaki Kyoritsu Bank Ltd. (The)	28,000	109,005
Ohsho Food Service Corp.	2,130	80,279
Oiles Corp.	4,560	82,051
Oita Bank Ltd. (The)	21,000	78,520
Oji Holdings Corp.	100,000	407,273
Okamoto Industries, Inc.	7,577	69,887
Okamura Corp.	10,799	97,110
Okasan Securities Group, Inc.	19,000	117,373
Oki Electric Industry Co. Ltd.	10,824	152,069
OKUMA Corp.	22,400	213,698
Okumura Corp.	25,000	140,749
Olympus Corp.	31,800	1,099,226
Omron Corp.	23,800	913,309
Ono Pharmaceutical Co. Ltd.	51,468	1,125,360
Onward Holdings Co. Ltd.	15,000	105,112
Open House Co. Ltd.	1,862	44,290
Oracle Corp. Japan	3,300	166,306
Organo Corp.	9,300	37,478
Orient Corp.*	8,658	15,705
Oriental Land Co. Ltd.	22,900	1,294,352
ORIX Corp.	141,916	2,214,800
Osaka Gas Co. Ltd.	209,000	803,991
OSG Corp.	9,700	191,054
Otsuka Corp.	5,800	270,956
Otsuka Holdings Co. Ltd.	46,669	2,033,670
Paltac Corp.	3,800	89,802
PanaHome Corp.	13,000	105,224
Panasonic Corp.	236,832	2,410,367
Panasonic Industrial Devices SUNX Co. Ltd.	11,800	80,568
Paramount Bed Holdings Co. Ltd.	2,517	100,572
Parco Co. Ltd.	8,506	75,180
Paris Miki Holdings, Inc.	7,300	29,106
Park24 Co. Ltd.	10,900	295,641
Penta-Ocean Construction Co. Ltd.	29,322	141,749
PeptiDream, Inc. (x)*	3,800	197,681
Pigeon Corp.	12,261	313,567
Pilot Corp.	4,200	173,570
Plenus Co. Ltd.	4,700	91,728
Pola Orbis Holdings, Inc. (x)	2,748	226,894
Rakuten, Inc. (x)	113,553	1,112,941
Recruit Holdings Co. Ltd.	46,873	1,880,936
Relia, Inc.	6,150	60,724
Relo Group, Inc.	873	124,442
Renesas Electronics Corp. (x)*	8,900	70,667
Rengo Co. Ltd.	21,000	114,276
Resona Holdings, Inc.	237,800	1,219,774
Resorttrust, Inc.	10,200	188,335
Ricoh Co. Ltd.	71,000	600,197
Ricoh Leasing Co. Ltd.	2,500	77,112
Riken Corp.	1,600	60,578

See Notes to Financial Statements.

1108

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Riken Vitamin Co. Ltd.	1,549	$62,689
Rinnai Corp.	3,700	298,533
Rohm Co. Ltd. (x)	11,200	644,928
Rohto Pharmaceutical Co. Ltd.	15,000	235,893
Ryobi Ltd.	18,700	73,440
Ryohin Keikaku Co. Ltd.	2,500	490,053
Ryosan Co. Ltd.	3,300	99,671
Sakai Chemical Industry Co. Ltd.	14,100	47,171
Sakata Seed Corp.	2,341	66,199
San-A Co. Ltd.	1,826	88,429
Sanden Holdings Corp.	18,200	57,929
Sangetsu Corp.	11,200	194,245
San-In Godo Bank Ltd. (The)	14,000	116,791
Sankyo Co. Ltd.	7,700	248,706
Sankyu, Inc.	40,000	241,968
Sanoh Industrial Co. Ltd.	7,800	55,259
Sanrio Co. Ltd.	6,400	120,799
Santen Pharmaceutical Co. Ltd.	44,800	548,141
Sanwa Holdings Corp.	21,000	200,342
Sanyo Chemical Industries Ltd.	1,880	80,428
Sanyo Special Steel Co. Ltd.	9,707	46,012
Sapporo Holdings Ltd. (x)	10,400	267,842
Sawai Pharmaceutical Co. Ltd.	4,400	236,424
SBI Holdings, Inc.	29,097	370,201
SCREEN Holdings Co. Ltd.	5,000	310,160
SCSK Corp.	6,300	220,466
Secom Co. Ltd.	22,100	1,616,349
Sega Sammy Holdings, Inc.	20,371	303,103
Seibu Holdings, Inc.	28,367	508,725
Seiko Epson Corp.	31,500	667,059
Seiko Holdings Corp.	20,878	73,955
Seino Holdings Co. Ltd.	16,000	177,694
Sekisui Chemical Co. Ltd.	51,000	813,382
Sekisui House Ltd.	72,000	1,198,511
Senshu Ikeda Holdings, Inc.	18,340	84,580
Seven & i Holdings Co. Ltd.	85,579	3,260,606
Seven Bank Ltd.	99,354	284,779
Shiga Bank Ltd. (The)	19,000	103,393
Shikoku Electric Power Co., Inc. (x)	20,885	211,575
Shima Seiki Manufacturing Ltd.	747	25,278
Shimachu Co. Ltd.	6,100	162,580
Shimadzu Corp.	28,000	446,083
Shimamura Co. Ltd.	2,500	312,086
Shimano, Inc.	8,197	1,286,271
Shimizu Corp.	80,000	731,722
Shimojima Co. Ltd.	5,300	50,789
Shinagawa Refractories Co. Ltd.	21,703	45,495
Shin-Etsu Chemical Co. Ltd.	38,414	2,980,105
Shin-Etsu Polymer Co. Ltd.	11,000	86,024
Shinko Electric Industries Co. Ltd.	8,500	57,455
Shinsei Bank Ltd.	228,000	382,357
Shionogi & Co. Ltd.	29,100	1,394,061
Ship Healthcare Holdings, Inc.	4,518	115,970
Shiseido Co. Ltd.	40,900	1,035,317
Shizuoka Bank Ltd. (The)	55,000	462,118
Sho-Bond Holdings Co. Ltd.	2,683	111,796
Shochiku Co. Ltd.	19,000	211,012
Showa Denko KK	17,499	250,638
Showa Shell Sekiyu KK	19,100	177,640

Sintokogio Ltd.	7,500	$65,262
SKY Perfect JSAT Holdings, Inc.	18,341	84,427
Skylark Co. Ltd.	7,890	104,232
SMC Corp.	6,700	1,599,688
SMK Corp.	16,209	57,694
SMS Co. Ltd.	1,905	42,232
SoftBank Group Corp.	99,540	6,613,289
Sohgo Security Services Co. Ltd.	8,100	311,525
Sojitz Corp.	154,100	374,455
Sompo Holdings, Inc.	42,500	1,440,000
Sony Corp.	145,293	4,071,312
Sony Financial Holdings, Inc.	24,977	389,801
Sotetsu Holdings, Inc.	50,000	246,845
Square Enix Holdings Co. Ltd.	10,400	267,397
St. Marc Holdings Co. Ltd.	2,948	89,670
Stanley Electric Co. Ltd.	16,900	461,994
Star Micronics Co. Ltd.	6,600	89,901
Start Today Co. Ltd.	20,007	345,618
Starts Corp., Inc.	5,353	90,595
Sugi Holdings Co. Ltd.	5,000	237,861
Sumco Corp.	21,300	275,191
Sumitomo Bakelite Co. Ltd.	19,000	106,481
Sumitomo Chemical Co. Ltd.	158,000	751,641
Sumitomo Corp.	131,600	1,548,798
Sumitomo Dainippon Pharma Co. Ltd.	15,798	271,692
Sumitomo Electric Industries Ltd.	80,986	1,168,624
Sumitomo Forestry Co. Ltd.	17,200	227,813
Sumitomo Heavy Industries Ltd.	66,000	425,224
Sumitomo Metal Mining Co. Ltd.	61,000	786,541
Sumitomo Mitsui Construction Co. Ltd.	79,018	83,159
Sumitomo Mitsui Financial Group, Inc.	161,479	6,162,108
Sumitomo Mitsui Trust Holdings, Inc.	43,607	1,560,711
Sumitomo Osaka Cement Co. Ltd.	44,000	166,024
Sumitomo Real Estate Sales Co. Ltd.	4,390	102,355
Sumitomo Realty & Development Co. Ltd.	47,880	1,272,430
Sumitomo Riko Co. Ltd.	5,200	51,077
Sumitomo Rubber Industries Ltd.	23,600	374,773
Sumitomo Warehouse Co. Ltd. (The)	17,000	89,891
Sundrug Co. Ltd.	4,600	318,409
Suntory Beverage & Food Ltd.	17,124	711,333
Suruga Bank Ltd.	20,000	446,460
Suzuken Co. Ltd.	11,220	366,720
Suzuki Motor Corp.	39,900	1,404,480
Sysmex Corp.	16,476	954,375
T&D Holdings, Inc.	73,050	965,979
T. RAD Co. Ltd.	17,200	42,825
Tadano Ltd.	11,167	140,644
Taihei Dengyo Kaisha Ltd.	8,600	83,590
Taiheiyo Cement Corp.	158,000	500,193
Taisei Corp.	127,000	888,864

See Notes to Financial Statements.

1109

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Taisho Pharmaceutical Holdings Co. Ltd.	5,305	$440,287
Taiyo Holdings Co. Ltd.	2,648	102,975
Taiyo Nippon Sanso Corp.	18,000	208,530
Taiyo Yuden Co. Ltd.	10,000	120,043
Takara Holdings, Inc.	18,000	165,716
Takara Standard Co. Ltd.	5,000	81,925
Takashimaya Co. Ltd.	33,000	272,188
Takata Corp. (x)	9,100	66,727
Takeda Pharmaceutical Co. Ltd.	80,664	3,336,988
Tamron Co. Ltd.	2,969	49,308
TDK Corp.	12,300	846,135
TechnoPro Holdings, Inc.	3,425	109,893
Teijin Ltd.	19,600	397,283
Temp Holdings Co. Ltd.	18,066	280,245
Terumo Corp.	31,300	1,155,589
T-Gaia Corp.	6,463	105,233
THK Co. Ltd.	16,300	360,657
TIS, Inc.	9,100	194,652
Toagosei Co. Ltd.	17,000	167,418
Tobu Railway Co. Ltd.	126,000	625,283
TOC Co. Ltd.	5,823	46,484
Tocalo Co. Ltd.	3,700	80,411
Toda Corp.	32,000	168,933
Toho Bank Ltd. (The)	26,176	97,873
Toho Co. Ltd.	16,200	458,105
Toho Gas Co. Ltd.	50,000	406,845
Toho Holdings Co. Ltd.	9,200	183,567
Tohoku Electric Power Co., Inc.	52,700	665,993
Tokai Rika Co. Ltd.	7,500	150,481
Tokai Tokyo Financial Holdings, Inc.	34,000	180,945
Tokio Marine Holdings, Inc.	81,200	3,332,066
Tokuyama Corp.*	37,000	140,560
Tokyo Broadcasting System Holdings, Inc.	17,000	272,000
Tokyo Century Corp.	4,800	164,278
Tokyo Electric Power Co. Holdings, Inc.*	183,137	739,599
Tokyo Electron Ltd.	13,700	1,294,687
Tokyo Gas Co. Ltd.	218,861	990,422
Tokyo Ohka Kogyo Co. Ltd.	5,100	171,927
Tokyo Seimitsu Co. Ltd.	5,489	162,733
Tokyo Steel Manufacturing Co. Ltd.	14,700	112,821
Tokyo Tatemono Co. Ltd.	27,500	367,765
Tokyo TY Financial Group, Inc.	3,104	108,225
Tokyotokeiba Co. Ltd.	20,593	47,221
Tokyu Construction Co. Ltd.	9,825	79,188
Tokyu Corp.	112,000	823,170
Tokyu Fudosan Holdings Corp.	57,534	339,666
Tomy Co. Ltd.	9,500	100,873
TonenGeneral Sekiyu KK	41,000	432,188
Topcon Corp.	10,341	155,900
Toppan Forms Co. Ltd.	7,000	73,010
Toppan Printing Co. Ltd.	63,000	601,566
Topre Corp.	4,434	111,006
Topy Industries Ltd.	4,521	116,627
Toray Industries, Inc.	162,000	1,311,524
Toridoll Holdings Corp.	4,286	92,523
Toshiba Corp.*	459,000	1,111,811
Toshiba Machine Co. Ltd.	447	1,794

Toshiba Plant Systems & Services Corp.	6,000	$79,059
Toshiba TEC Corp.	17,000	81,455
Tosoh Corp.	63,000	445,784
Totetsu Kogyo Co. Ltd.	3,407	88,327
TOTO Ltd.	16,000	633,155
Toyo Engineering Corp.	14,502	38,713
Toyo Ink SC Holdings Co. Ltd.	12,000	54,930
Toyo Kohan Co. Ltd.	17,415	55,132
Toyo Seikan Group Holdings Ltd.	18,400	343,519
Toyo Suisan Kaisha Ltd.	12,000	434,824
Toyo Tire & Rubber Co. Ltd.	11,244	139,979
Toyobo Co. Ltd.	121,000	180,141
Toyoda Gosei Co. Ltd.	9,300	217,550
Toyota Boshoku Corp.	8,600	197,717
Toyota Industries Corp.	19,500	929,326
Toyota Motor Corp.	252,517	14,860,423
Toyota Tsusho Corp.	24,800	646,126
TPR Co. Ltd.	3,441	96,863
Transcosmos, Inc.	4,218	98,597
Trend Micro, Inc.	10,700	380,394
Trusco Nakayama Corp.	5,210	109,126
TS Tech Co. Ltd.	5,200	133,921
TSI Holdings Co. Ltd.	12,000	71,974
Tsubakimoto Chain Co.	12,965	105,384
Tsumura & Co.	9,200	253,467
Tsuruha Holdings, Inc.	4,800	455,872
Tsutsumi Jewelry Co. Ltd.	2,800	46,788
TV Asahi Holdings Corp.	6,480	128,020
Tv Tokyo Holdings Corp.	4,700	93,216
UACJ Corp.	34,970	96,046
Ube Industries Ltd.	141,000	295,572
Ulvac, Inc.	4,000	122,524
Unicharm Corp.	47,200	1,032,847
Unipres Corp.	4,100	81,632
United Arrows Ltd. (x)	2,708	74,723
United Super Markets Holdings, Inc.	9,129	76,937
Unitika Ltd.*	77,800	55,916
Ushio, Inc.	19,600	250,041
USS Co. Ltd.	31,000	493,878
Valor Holdings Co. Ltd.	5,831	152,167
Wacoal Holdings Corp. (x)	20,000	233,241
Wacom Co. Ltd.	21,153	55,382
Wakita & Co. Ltd.	9,405	78,459
Welcia Holdings Co. Ltd.	3,090	188,771
West Japan Railway Co.	19,819	1,216,357
Xebio Holdings Co. Ltd.	5,148	79,549
Yahoo Japan Corp.	159,503	612,764
Yakult Honsha Co. Ltd.	14,300	663,153
Yamada Denki Co. Ltd.	66,870	360,454
Yamagata Bank Ltd. (The)	21,000	88,761
Yamaguchi Financial Group, Inc.	23,000	250,516
Yamaha Corp.	15,000	458,182
Yamaha Motor Co. Ltd. (x)	28,700	632,075
Yamato Holdings Co. Ltd.	38,400	780,814
Yamato Kogyo Co. Ltd.	4,300	120,492
Yamazaki Baking Co. Ltd.	19,340	373,645
Yaoko Co. Ltd.	2,366	94,134
Yaskawa Electric Corp.	27,000	419,987

See Notes to Financial Statements.

1110

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Yodogawa Steel Works Ltd.	4,000	$104,556
Yokogawa Electric Corp.	23,500	340,411
Yokohama Rubber Co. Ltd. (The)	14,820	265,777
Yoshinoya Holdings Co. Ltd.	7,900	108,420
Zenkoku Hosho Co. Ltd.	5,062	162,634
Zensho Holdings Co. Ltd.	9,793	161,380
Zeon Corp.	22,000	217,224

		385,285,501

Jordan (0.0%)
Hikma Pharmaceuticals plc	24,775	577,984

Mexico (0.0%)
Fresnillo plc	29,977	451,082

Netherlands (5.2%)
ASML Holding NV	102,487	11,505,715
ING Groep NV	1,073,181	15,103,875
Koninklijke Ahold Delhaize NV*	354,553	7,475,601
Koninklijke Philips NV	262,457	8,011,985
Royal Dutch Shell plc, Class A	775,311	21,426,936
Royal Dutch Shell plc, Class B	664,519	19,278,159

		82,802,271

New Zealand (0.1%)
a2 Milk Co. Ltd.*	62,442	91,925
Fisher & Paykel Healthcare Corp. Ltd.	19,045	112,562
Fletcher Building Ltd.	25,610	190,913
SKY Network Television Ltd.	21,806	69,712
SKYCITY Entertainment Group Ltd.	32,917	90,505
Spark New Zealand Ltd.	32,879	78,062
Trade Me Group Ltd.	35,752	125,132

		758,811

South Africa (0.1%)
Mediclinic International plc	69,111	656,679
Mondi plc	65,211	1,338,898

		1,995,577

Spain (4.0%)
Banco Bilbao Vizcaya Argentaria SA	1,817,081	12,268,380
Banco Santander SA	4,035,153	21,063,867
Iberdrola SA	1,589,188	10,428,601
Industria de Diseno Textil SA	290,810	9,927,509
Telefonica SA	1,203,369	11,172,527

		64,860,884

Switzerland (0.7%)
Coca-Cola HBC AG*	34,788	758,847
Glencore plc*	2,068,653	7,070,783
Wolseley plc	44,749	2,736,477

		10,566,107

United Kingdom (20.7%)
3i Group plc	171,024	1,483,821
Admiral Group plc	35,634	802,333
Anglo American plc*	231,829	3,314,190
Ashtead Group plc	89,300	1,738,842

Associated British Foods plc	61,827	$2,091,569
AstraZeneca plc	223,893	12,244,204
Aviva plc	717,742	4,302,428
Babcock International Group plc	89,251	1,048,233
BAE Systems plc	561,151	4,090,592
Barclays plc	3,001,055	8,264,299
Barratt Developments plc	178,587	1,017,699
BP plc	3,332,597	20,929,743
British American Tobacco plc	330,710	18,835,709
British Land Co. plc (The) (REIT)	181,799	1,410,389
BT Group plc	1,484,654	6,713,124
Bunzl plc	59,542	1,547,575
Burberry Group plc	78,633	1,450,702
Capita plc	117,070	766,111
Centrica plc	962,592	2,777,124
Compass Group plc	292,323	5,407,485
ConvaTec Group plc (b)*§	114,255	329,350
Croda International plc	23,148	911,742
CYBG plc (CDI)*	95,820	333,296
DCC plc	15,673	1,166,650
Diageo plc	446,867	11,620,168
Direct Line Insurance Group plc	243,201	1,107,169
Dixons Carphone plc	175,971	769,009
easyJet plc	44,333	549,092
GKN plc	303,104	1,239,050
GlaxoSmithKline plc	862,563	16,604,413
Hammerson plc (REIT)	140,726	993,758
Hargreaves Lansdown plc	43,113	644,497
Henderson Group plc (CDI)	87,355	252,789
HSBC Holdings plc	3,557,715	28,801,964
Imperial Brands plc	170,929	7,462,379
Informa plc	146,194	1,225,153
InterContinental Hotels Group plc	34,958	1,567,332
International Consolidated Airlines Group SA	300,968	1,635,355
Intertek Group plc	28,553	1,224,919
Intu Properties plc (REIT) (x)	154,438	535,397
ITV plc	664,189	1,689,480
J Sainsbury plc	295,801	908,811
Johnson Matthey plc	34,362	1,347,505
Kingfisher plc	400,152	1,727,495
Land Securities Group plc (REIT)	139,574	1,833,637
Legal & General Group plc	1,053,478	3,214,606
Lloyds Banking Group plc	11,355,926	8,748,301
London Stock Exchange Group plc	55,935	2,008,745
Marks & Spencer Group plc	286,738	1,236,816
Merlin Entertainments plc§	125,513	693,904
Micro Focus International plc	39,421	1,058,611
National Grid plc	669,227	7,848,372
Next plc	25,096	1,541,158
Old Mutual plc	867,080	2,215,186
Pearson plc	145,814	1,470,854
Persimmon plc	54,334	1,189,231
Provident Financial plc	26,262	922,087
Prudential plc	457,580	9,177,824
Randgold Resources Ltd.	16,493	1,303,911

See Notes to Financial Statements.

1111

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Reckitt Benckiser Group plc	111,557	$9,467,069
RELX plc	194,503	3,473,333
Rio Tinto Ltd.	62,030	2,681,361
Rio Tinto plc	214,529	8,350,617
Rolls-Royce Holdings plc, Class C*†	13,463,234	16,592
Rolls-Royce Holdings plc*	293,581	2,416,886
Royal Bank of Scotland Group plc*	579,378	1,603,701
Royal Mail plc	160,955	916,626
RSA Insurance Group plc	180,346	1,302,434
Sage Group plc (The)	191,115	1,542,722
Schroders plc	20,126	743,602
Severn Trent plc	41,785	1,144,237
Sky plc	186,041	2,272,134
Smith & Nephew plc	156,950	2,361,721
Smiths Group plc	69,627	1,215,046
SSE plc	180,404	3,452,783
St. James’s Place plc	92,078	1,150,656
Standard Chartered plc*	476,221	3,894,634
Standard Life plc	349,745	1,603,416
Taylor Wimpey plc	577,447	1,092,376
Tesco plc*	1,441,168	3,673,853
Unilever NV (CVA)	431,881	17,782,443
Unilever plc	214,047	8,685,336
United Utilities Group plc	121,044	1,344,063
Vodafone Group plc	4,713,365	11,608,789
Whitbread plc	32,385	1,507,050
Wm Morrison Supermarkets plc	382,823	1,088,422
Worldpay Group plc§	297,148	988,388
WPP plc	226,951	5,079,250

		331,805,728

United States (0.7%)
Carnival plc	32,377	1,645,933
Iron Mountain, Inc. (CDI)	4,382	140,626
News Corp. (CDI), Class B	7,473	90,385
ResMed, Inc. (CDI)	87,815	543,729
Shire plc	159,713	9,219,531
Sims Metal Management Ltd.	23,368	216,359

		11,856,563

Total Common Stocks (98.6%) (Cost $1,576,907,441)		1,583,185,481

	Number of Rights	Value (Note 1)
RIGHTS:
Australia (0.0%)
Estia Health Ltd., expiring 1/11/17†* (Cost $—)	8,825	3,185

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	14,669,833	14,674,234

	Principal Amount	Value (Note 1)

Repurchase Agreements (0.4%)
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	$2,000,000	$2,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,627,892, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,660,358. (xx)	1,627,802	1,627,802
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $3,000,362, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $3,060,002. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		6,627,802

Total Short-Term Investments (1.3%) (Cost $21,299,166)		21,302,036

Total Investments (99.9%) (Cost $1,598,206,607)		1,604,490,702
Other Assets Less Liabilities (0.1%)		921,932

Net Assets (100%)		$1,605,412,634

*	Non-income producing.
†	Securities (totaling $72,606 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $2,099,881 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $329,350 or 0.0% of net assets
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $7,022,184. This was secured by cash collateral of $6,627,802 which was subsequently invested in joint repurchase agreements with a total value of $6,627,802, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $783,073 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.625%, maturing 7/31/17 - 5/15/45.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

1112

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Financials	$335,386,275	20.9%
Industrials	213,113,407	13.3
Consumer Discretionary	190,091,013	11.8
Consumer Staples	177,588,456	11.1
Health Care	144,222,364	9.0
Materials	132,522,610	8.2
Energy	119,050,838	7.4
Information Technology	89,359,998	5.6
Telecommunication Services	87,246,082	5.4
Utilities	57,551,711	3.6
Real Estate	37,055,912	2.3
Investment Company	14,674,234	0.9
Repurchase Agreements	6,627,802	0.4
Cash and Other	921,932	0.1

		100.0%

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index	166	March-17	$5,631,730	$5,726,227	$94,497
FTSE 100 Index	52	March-17	4,367,602	4,517,978	150,376
SPI 200 Index	16	March-17	1,590,578	1,625,444	34,866
TOPIX Index	40	March-17	5,076,966	5,195,294	118,328

					$398,067

See Notes to Financial Statements.

1113

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$190,091,013	$—	$190,091,013
Consumer Staples	—	177,535,627	52,829	177,588,456
Energy	—	119,050,838	—	119,050,838
Financials	—	335,386,275	—	335,386,275
Health Care	—	144,219,179	—	144,219,179
Industrials	—	213,096,815	16,592	213,113,407
Information Technology	—	89,359,998	—	89,359,998
Materials	—	132,522,610	—	132,522,610
Real Estate	—	37,055,912	—	37,055,912
Telecommunication Services	—	87,246,082	—	87,246,082
Utilities	—	57,551,711	—	57,551,711
Futures	398,067	—	—	398,067
Rights
Health Care	—	—	3,185	3,185
Short-Term Investments
Investment Companies	14,674,234	—	—	14,674,234
Repurchase Agreements	—	6,627,802	—	6,627,802

Total Assets	$15,072,301	$1,589,743,862	$72,606	$1,604,888,769

Total Liabilities	$—	$—	$—	$—

Total	$15,072,301	$1,589,743,862	$72,606	$1,604,888,769

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$398,067	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1114

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,646,576

Total	$1,646,576

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$24,217

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $15,121,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$124,272,141
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$182,799,334

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$269,301,550
Aggregate gross unrealized depreciation	(274,739,498)

Net unrealized appreciation	$(5,437,948)

Federal income tax cost of investments	$1,609,928,650

See Notes to Financial Statements.

1115

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,591,578,805)	$1,597,862,900
Repurchase Agreements (Cost $6,627,802)	6,627,802
Cash	1,574,000
Foreign cash (Cost $1,033,147)	1,012,625
Cash held as collateral at broker	1,570,000
Dividends, interest and other receivables	4,811,579
Receivable from Separate Accounts for Trust shares sold	411,365
Receivable for securities sold	319,786
Securities lending income receivable	49,698
Due from broker for futures variation margin	27,937
Other assets	5,314

Total assets	1,614,273,006

LIABILITIES
Payable for return of collateral on securities loaned	6,627,802
Payable to Separate Accounts for Trust shares redeemed	792,102
Investment management fees payable	536,964
Payable for securities purchased	321,058
Distribution fees payable – Class IB	161,689
Administrative fees payable	132,259
Distribution fees payable – Class IA	122,293
Trustees’ fees payable	4,754
Accrued expenses	161,451

Total liabilities	8,860,372

NET ASSETS	$1,605,412,634

Net assets were comprised of:
Paid in capital	$2,327,799,053
Accumulated undistributed net investment income (loss)	(6,614,428)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(722,086,897)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	6,314,906

Net assets	$1,605,412,634

Class IA
Net asset value, offering and redemption price per share, $584,652,069 / 69,868,314 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.37

Class IB
Net asset value, offering and redemption price per share, $773,661,341 / 93,887,701 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.24

Class K
Net asset value, offering and redemption price per share, $247,099,224 / 29,542,800 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.36

(x)	Includes value of securities on loan of $7,022,184.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $5,013,119 foreign withholding tax)	$53,511,318
Interest	209,715
Securities lending (net)	443,709

Total income	54,164,742

EXPENSES
Investment management fees	6,333,549
Distribution fees – Class IB	1,912,824
Administrative fees	1,590,377
Distribution fees – Class IA	1,444,989
Custodian fees	280,000
Professional fees	165,913
Printing and mailing expenses	106,512
Trustees’ fees	36,645
Miscellaneous	55,741

Total expenses	11,926,550

NET INVESTMENT INCOME (LOSS)	42,238,192

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(11,589,302)
Net distributions of realized gain received from underlying funds	37
Futures	1,646,576
Foreign currency transactions	(460,053)

Net realized gain (loss)	(10,402,742)

Change in unrealized appreciation (depreciation) on:
Investments	1,331,900
Futures	24,217
Foreign currency translations	(166,180)

Net change in unrealized appreciation (depreciation)	1,189,937

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,212,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,025,387

See Notes to Financial Statements.

1116

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015 (ag)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,238,192	$42,791,667
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	(10,402,742)	(14,806,405)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,189,937	(68,375,359)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,025,387	(40,390,097)

DIVIDENDS:
Dividends from net investment income
Class IA	(15,697,325)	(15,324,633)
Class IB	(20,756,726)	(20,458,094)
Class K	(7,236,068)	(6,794,437)

TOTAL DIVIDENDS:	(43,690,119)	(42,577,164)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,213,297 and 2,782,522 shares, respectively ]	18,100,814	25,432,554
Capital shares issued in connection with merger (Note 8) [ 0 and 477,423 shares, respectively ]	—	4,645,024
Capital shares issued in reinvestment of dividends [ 1,889,449 and 1,843,178 shares, respectively ]	15,697,325	15,324,633
Capital shares repurchased [ (6,680,814) and (6,988,763) shares, respectively ]	(54,990,189)	(63,527,858)

Total Class IA transactions	(21,192,050)	(18,125,647)

Class IB
Capital shares sold [ 5,957,922 and 12,800,801 shares, respectively ]	48,042,265	116,020,451
Capital shares issued in reinvestment of dividends [ 2,537,137 and 2,498,719 shares, respectively ]	20,756,726	20,458,094
Capital shares repurchased [ (12,992,978) and (9,412,288) shares, respectively ]	(104,883,610)	(83,743,854)

Total Class IB transactions	(36,084,619)	52,734,691

Class K
Capital shares sold [ 1,629,750 and 11,787,414 shares, respectively ]	12,976,235	106,631,712
Capital shares issued in reinvestment of dividends [ 871,474 and 817,673 shares, respectively ]	7,236,068	6,794,437
Capital shares repurchased [ (2,286,991) and (1,096,201) shares, respectively ]	(18,607,529)	(10,026,008)

Total Class K transactions	1,604,774	103,400,141

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(55,671,895)	138,009,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,336,627)	55,041,924
NET ASSETS:
Beginning of year	1,671,749,261	1,616,707,337

End of year (a)	$1,605,412,634	$1,671,749,261

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,614,428)	$(5,367,577)

(ag) On May 22, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/International ETF Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended May 22, 2015 represents the results of operations of the EQ/International Equity Index Portfolio.

See Notes to Financial Statements.

1117

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$8.42	$8.82	$9.79	$8.24		$7.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.22	0.30	0.20	##	0.21
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)	(0.40)	(0.97)	1.56		0.97

Total from investment operations	0.18	(0.18)	(0.67)	1.76		1.18

Less distributions:
Dividends from net investment income	(0.23)	(0.22)	(0.30)	(0.21)		(0.24)

Net asset value, end of year	$8.37	$8.42	$8.82	$9.79		$8.24

Total return	2.16%	(2.05)%	(6.90)%	21.43%		16.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$584,652	$609,682	$655,835	$750,077		$672,396
Ratio of expenses to average net assets (f)	0.79%	0.78%	0.79%	0.79%		0.79%
Ratio of net investment income (loss) to average net assets (f)	2.63%	2.39%	3.05%	2.18	%(aa)	2.74%
Portfolio turnover rate^	8%	6%	8%	9%		5%

	Year Ended December 31,

Class IB	2016	2015	2014	2013		2012
Net asset value, beginning of year	$8.29	$8.69	$9.64	$8.11		$7.19

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.29	0.19	##	0.21
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.03)	(0.40)	(0.95)	1.54		0.95

Total from investment operations	0.18	(0.19)	(0.66)	1.73		1.16

Less distributions:
Dividends from net investment income	(0.23)	(0.21)	(0.29)	(0.20)		(0.24)

Net asset value, end of year	$8.24	$8.29	$8.69	$9.64		$8.11

Total return	2.15%	(2.12)%	(6.85)%	21.48%		16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$773,661	$815,348	$803,688	$879,975		$715,496
Ratio of expenses to average net assets (f)	0.79%	0.78%	0.79%	0.79%		0.79%
Ratio of net investment income (loss) to average net assets (f)	2.63%	2.38%	3.04%	2.15	%(bb)	2.75%
Portfolio turnover rate^	8%	6%	8%	9%		5%

See Notes to Financial Statements.

1118

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,

Class K	2016	2015	2014	2013		2012
Net asset value, beginning of year	$8.41	$8.82	$9.79	$8.24		$7.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.25	0.32	0.22	##	0.24
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)	(0.42)	(0.97)	1.56		0.97

Total from investment operations	0.20	(0.17)	(0.65)	1.78		1.21

Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.32)	(0.23)		(0.27)

Net asset value, end of year	$8.36	$8.41	$8.82	$9.79		$8.24

Total return	2.42%	(1.91)%	(6.65)%	21.73%		16.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$247,099	$246,719	$157,184	$142,652		$140,323
Ratio of expenses to average net assets (f)	0.54%	0.53%	0.54%	0.54%		0.54%
Ratio of net investment income (loss) to average net assets (f)	2.88%	2.71%	3.29%	2.43	%(cc)	3.09%
Portfolio turnover rate ^	8%	6%	8%	9%		5%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA, Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.75% for income after waivers and reimbursements, 1.75% after waivers, reimbursements, and fees paid indirectly, and 1.75% before waivers, reimbursements, and fees paid indirectly.
(ag)	On May 22, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/International ETF Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended May 22, 2015 represents the results of operations of the EQ/International Equity Index Portfolio.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be1.72% for income after waiver and reimbursement, 1.72% after waivers, reimbursements, and fees paid indirectly, and 1.72% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be 2.00% for income after waivers and reimbursements, 2.00% after waivers, reimbursements, and fees paid indirectly, and 2.00% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

1119

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	17.37%	13.91%	5.64%
Portfolio – Class IB Shares	17.36	13.90	5.50
Portfolio – Class K Shares*	17.63	N/A	8.19
Russell 1000® Value Index	17.34	14.80	5.72
* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.36% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

On the positive side of sector performance, stock selection and an overweight within financials contributed to relative performance. Within banks, Bank of America and JPMorgan Chase were large contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the period, outperforming the sector and benchmark. Financial stocks rallied during the second half of the year, notably post-election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

•

Strong stock selection and an overweight within information technology stocks also boosted relative performance for the year. Within software, Microsoft Corp. and Symantec Corp. were large contributors. Within hardware storage and peripherals, NetApp Inc. was a large contributor. Symantec stock rallied after they announced a deal to buy Blue Coat, a technology and cloud access security firm. In the second half of the year, NetApp reported smaller than expected declines in their mature product areas and growth in strategic solutions. Investors also welcomed strong expense management.

•

Having no exposure to real estate and a material underweight to consumer staples were large contributors to relative performance, as these sectors were the bottom performing sectors in the benchmark for the year. The Portfolio was materially underweight these areas of the market because management believed these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

What hurt performance during the year:

•

On the negative side, a material overweight allocation to consumer discretionary stocks was a detractor for the period. Having a material overweight to Carnival Corp. was a large detractor, followed by media company Viacom Inc. The large cruise line operator stock sold off after the Brexit decision due to foreign exposure, even though the company beat earnings expectations during that time. Prior to the Brexit decision, investors were focused on oil prices and the impact on the cruise line’s margin recovery.

•	Stock selection within telecommunication services also dampened performance. Frontier Communications was a large detractor, as well as not owning AT&T Inc., which outperformed the sector.

•	Stock selection within health care also dampened relative performance. Express Scripts, a pharmacy benefits manager, and Novartis, a major European pharmaceuticals firm, were both large detractors.

1120

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

At period end, the Portfolio’s financials weighting was overweight to the benchmark, as we have a favorable view of large banks within financials. We also are constructive on the long–term prospects for our energy holdings as we believe supply and demand for oil should balance over time.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	35.5%
Energy	16.9
Consumer Discretionary	10.3
Health Care	9.5
Information Technology	9.5
Industrials	9.3
Consumer Staples	3.0
Materials	1.8
Investment Companies	1.1
Telecommunication Services	1.0
Utilities	0.6
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,174.52	$5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,174.41	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,176.28	4.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1121

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.3%)
Automobiles (1.8%)
General Motors Co.	113,085	$3,939,881

Hotels, Restaurants & Leisure (2.8%)
Carnival Corp.	114,190	5,944,731

Media (3.4%)
CBS Corp. (Non-Voting), Class B	20,368	1,295,812
Charter Communications, Inc., Class A*	5,544	1,596,229
Comcast Corp., Class A	32,747	2,261,180
Twenty-First Century Fox, Inc., Class B.	79,625	2,169,781

		7,323,002

Multiline Retail (1.0%)
Target Corp.	30,613	2,211,177

Specialty Retail (0.5%)
Advance Auto Parts, Inc.	6,414	1,084,736

Textiles, Apparel & Luxury Goods (0.8%)
Michael Kors Holdings Ltd.*	41,079	1,765,576

Total Consumer Discretionary		22,269,103

Consumer Staples (3.0%)
Beverages (0.4%)
Coca-Cola Co. (The)	21,453	889,441

Food & Staples Retailing (1.8%)
CVS Health Corp.	22,933	1,809,643
Wal-Mart Stores, Inc.	30,608	2,115,625

		3,925,268

Food Products (0.3%)
Mondelez International, Inc., Class A.	13,859	614,370

Personal Products (0.5%)
Unilever NV (N.Y. Shares)	26,700	1,096,302

Total Consumer Staples		6,525,381

Energy (16.9%)
Energy Equipment & Services (2.2%)
Halliburton Co.	48,709	2,634,670
Weatherford International plc*	413,368	2,062,706

		4,697,376

Oil, Gas & Consumable Fuels (14.7%)
BP plc (ADR)	104,800	3,917,424
Canadian Natural Resources Ltd.	56,054	1,786,430
Chevron Corp.	34,120	4,015,924
Devon Energy Corp.	79,149	3,614,735
Hess Corp.	47,127	2,935,541
Marathon Oil Corp.	120,264	2,081,770
Occidental Petroleum Corp.	26,389	1,879,689
QEP Resources, Inc.*	101,369	1,866,203
Royal Dutch Shell plc (ADR), Class A	79,753	4,336,968
Suncor Energy, Inc.	165,323	5,404,409

		31,839,093

Total Energy		36,536,469

Financials (35.5%)
Banks (22.2%)
Bank of America Corp.	403,609	$8,919,759
Citigroup, Inc.	206,725	12,285,667
Citizens Financial Group, Inc.	69,337	2,470,477
Fifth Third Bancorp	152,053	4,100,869
JPMorgan Chase & Co.	114,362	9,868,297
KeyCorp	47,982	876,631
PNC Financial Services Group, Inc. (The)	35,678	4,172,899
U.S. Bancorp	19,276	990,208
Wells Fargo & Co.	76,559	4,219,167

		47,903,974

Capital Markets (6.3%)
Bank of New York Mellon Corp. (The)	56,620	2,682,656
Goldman Sachs Group, Inc. (The)	11,000	2,633,950
Morgan Stanley	99,765	4,215,071
State Street Corp.	51,528	4,004,756

		13,536,433

Consumer Finance (1.3%)
Ally Financial, Inc.	145,723	2,771,651

Insurance (5.7%)
Aflac, Inc.	27,140	1,888,944
Allstate Corp. (The)	41,797	3,097,994
American International Group, Inc.	48,076	3,139,843
MetLife, Inc.	78,394	4,224,653

		12,351,434

Total Financials		76,563,492

Health Care (9.5%)
Biotechnology (2.4%)
AbbVie, Inc.	23,539	1,474,012
Biogen, Inc.*	7,160	2,030,433
Gilead Sciences, Inc.	22,427	1,605,998

		5,110,443

Health Care Equipment & Supplies (0.7%)
Medtronic plc	20,199	1,438,775

Health Care Providers & Services (1.0%)
Anthem, Inc.	15,734	2,262,077

Pharmaceuticals (5.4%)
Merck & Co., Inc.	49,819	2,932,845
Novartis AG (ADR)	24,181	1,761,344
Pfizer, Inc.	121,657	3,951,419
Sanofi (ADR)	74,660	3,019,250

		11,664,858

Total Health Care		20,476,153

Industrials (9.3%)
Aerospace & Defense (2.0%)
Arconic, Inc.	64,907	1,203,376
Textron, Inc.	64,296	3,122,213

		4,325,589

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Building Products (1.4%)
Johnson Controls International plc	72,159	$2,972,229

Electrical Equipment (2.0%)
Eaton Corp. plc	30,664	2,057,248
Emerson Electric Co.	41,719	2,325,834

		4,383,082

Industrial Conglomerates (1.3%)
General Electric Co.	84,360	2,665,776

Machinery (2.6%)
Caterpillar, Inc.	44,666	4,142,325
Ingersoll-Rand plc	20,173	1,513,782

		5,656,107

Total Industrials		20,002,783

Information Technology (9.5%)
Communications Equipment (2.3%)
Cisco Systems, Inc.	163,523	4,941,665

Internet Software & Services (1.6%)
eBay, Inc.*	98,733	2,931,382
Yahoo!, Inc.*	15,882	614,157

		3,545,539

IT Services (0.7%)
PayPal Holdings, Inc.*	36,770	1,451,312

Semiconductors & Semiconductor Equipment (1.2%)
Intel Corp.	71,511	2,593,704

Software (1.8%)
Microsoft Corp.	49,492	3,075,433
Symantec Corp.	29,047	693,933

		3,769,366

Technology Hardware, Storage & Peripherals (1.9%)
HP, Inc.	58,336	865,706
NetApp, Inc.	93,684	3,304,235

		4,169,941

Total Information Technology		20,471,527

Materials (1.8%)
Chemicals (0.6%)
CF Industries Holdings, Inc.	41,626	1,310,386

Containers & Packaging (0.9%)
International Paper Co.	34,959	$1,854,925

Metals & Mining (0.3%)
Alcoa Corp.	21,635	607,511

Total Materials		3,772,822

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.6%)
Frontier Communications Corp.	425,800	1,439,204

Wireless Telecommunication Services (0.4%)
Vodafone Group plc	324,553	799,358

Total Telecommunication Services		2,238,562

Utilities (0.6%)
Electric Utilities (0.6%)
FirstEnergy Corp.	41,441	1,283,428

Total Utilities		1,283,428

Total Common Stocks (97.4%) (Cost $175,324,297)		210,139,720

SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	2,407,618	2,408,340

Total Short-Term Investment (1.1%) (Cost $2,407,708)		2,408,340

Total Investments (98.5%) (Cost $177,732,005)		212,548,060
Other Assets Less Liabilities (1.5%)		3,219,035

Net Assets (100%)		$215,767,095

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2016, the Fund had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/20/17	Barclays Bank plc	780	$989,541	$962,201	$27,340
British Pound vs. U.S. Dollar, expiring 1/20/17	CIBC World Markets, Inc.	777	985,663	958,421	27,242
British Pound vs. U.S. Dollar, expiring 1/20/17	Goldman Sachs International	777	985,775	958,421	27,354
British Pound vs. U.S. Dollar, expiring 1/20/17	Royal Bank of Canada	777	985,818	958,421	27,397
Canadian Dollar vs. U.S. Dollar, expiring 1/20/17	Barclays Bank plc	2,030	1,547,572	1,511,921	35,651

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/20/17	CIBC World Markets, Inc.	2,030	$1,547,052	$1,511,922	$35,130
Canadian Dollar vs. U.S. Dollar, expiring 1/20/17	Goldman Sachs International	2,030	1,547,458	1,511,921	35,537
Canadian Dollar vs. U.S. Dollar, expiring 1/20/17	Royal Bank of Canada	2,030	1,547,266	1,511,921	35,345
European Union Euro vs. U.S. Dollar, expiring 1/20/17	Barclays Bank plc	1,670	1,777,582	1,759,560	18,022
European Union Euro vs. U.S. Dollar, expiring 1/20/17	CIBC World Markets, Inc.	1,670	1,777,561	1,759,560	18,001
European Union Euro vs. U.S. Dollar, expiring 1/20/17	Goldman Sachs International	1,672	1,779,350	1,761,387	17,963
European Union Euro vs. U.S. Dollar, expiring 1/20/17	Royal Bank of Canada	1,670	1,777,342	1,759,560	17,782
Swiss Franc vs. U.S. Dollar, expiring 1/20/17	Barclays Bank plc	362	358,303	355,768	2,535
Swiss Franc vs. U.S. Dollar, expiring 1/20/17	CIBC World Markets, Inc.	362	358,291	355,768	2,523
Swiss Franc vs. U.S. Dollar, expiring 1/20/17	Goldman Sachs International	362	358,276	355,768	2,508
Swiss Franc vs. U.S. Dollar, expiring 1/20/17	Royal Bank of Canada	360	356,865	354,384	2,481

					$332,811

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,269,103	$—	$—	$22,269,103
Consumer Staples	6,525,381	—	—	6,525,381
Energy	36,536,469	—	—	36,536,469
Financials	76,563,492	—	—	76,563,492
Health Care	20,476,153	—	—	20,476,153
Industrials	20,002,783	—	—	20,002,783
Information Technology	20,471,527	—	—	20,471,527
Materials	3,772,822	—	—	3,772,822
Telecommunication Services	1,439,204	799,358	—	2,238,562
Utilities	1,283,428	—	—	1,283,428
Forward Currency Contracts	—	332,811	—	332,811
Short-Term Investments
Investment Companies	2,408,340	—	—	2,408,340

Total Assets	$211,748,702	$1,132,169	$—	$212,880,871

Total Liabilities	$—	$—	$—	$—

Total	$211,748,702	$1,132,169	$—	$212,880,871

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$332,811

The Effect of Derivative Instruments on the Statement of Operations for the six months ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$415,310

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$77,401

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,759,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$83,548	$—	$—	$83,548
CIBC World Markets, Inc.	82,896	—	—	82,896
Goldman Sachs International	83,362	—	—	83,362
Royal Bank of Canada	83,005	—	—	83,005

Total	$332,811	$—	$—	$332,811

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$33,839,273
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$46,397,660

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,217,654
Aggregate gross unrealized depreciation	(13,464,204)

Net unrealized appreciation	$33,753,450

Federal income tax cost of investments	$178,794,610

For the year ended December 31, 2016, the Portfolio incurred approximately $753 as brokerage commissions with Invesco Capital Markets, Inc. and $1,493 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value(Cost $177,732,005)	$212,548,060
Cash	3,098,000
Foreign cash (Cost $9,797)	9,532
Unrealized appreciation on forward foreign currency contracts	332,811
Dividends, interest and other receivables	229,143
Receivable from Separate Accounts for Trust shares sold	53,401
Other assets	642

Total assets	216,271,589

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	221,829
Investment management fees payable	106,718
Distribution fees payable – Class IB	30,893
Administrative fees payable	18,180
Distribution fees payable – Class IA	8,676
Accrued expenses	118,198

Total liabilities	504,494

NET ASSETS	$215,767,095

Net assets were comprised of:
Paid in capital	$194,748,682
Accumulated undistributed net investment income (loss)	(55,563)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(14,072,770)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	35,146,746

Net assets	$215,767,095

Class IA
Net asset value, offering and redemption price per share, $40,192,473 / 2,540,380 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.82

Class IB
Net asset value, offering and redemption price per share, $144,932,821 / 9,153,917 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.83

Class K
Net asset value, offering and redemption price per share, $30,641,801 / 1,941,262 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $38,724 foreign withholding tax)	$5,782,916
Interest	8,295

Total income	5,791,211

EXPENSES
Investment management fees	1,285,638
Distribution fees – Class IB	330,738
Administrative fees	198,593
Distribution fees – Class IA	93,749
Professional fees	79,896
Custodian fees	39,650
Printing and mailing expenses	13,231
Trustees’ fees	4,554
Miscellaneous	3,332

Gross expenses	2,049,381
Less: Waiver from investment manager	(140,746)

Net expenses	1,908,635

NET INVESTMENT INCOME (LOSS)	3,882,576

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,024,825
Net distributions of realized gain received from underlying funds	1
Foreign currency transactions	805,688

Net realized gain (loss)	1,830,514

Change in unrealized appreciation (depreciation) on:
Investments	26,612,471
Foreign currency translations	76,648

Net change in unrealized appreciation (depreciation)	26,689,119

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,519,633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,402,209

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,882,576	$2,869,637
Net realized gain (loss) on investments, foreign currency transactions and net distributions of realized gain received from underlying funds	1,830,514	8,492,943
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,689,119	(25,189,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,402,209	(13,827,382)

DIVIDENDS:
Dividends from net investment income
Class IA	(930,927)	(903,767)
Class IB	(3,291,392)	(3,131,311)
Class K	(778,055)	(799,443)

TOTAL DIVIDENDS:	(5,000,374)	(4,834,521)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 297,474 and 665,017 shares, respectively ]	4,267,745	9,841,319
Capital shares issued in reinvestment of dividends [ 58,662 and 66,726 shares, respectively ]	930,927	903,767
Capital shares repurchased [ (674,150) and (663,962) shares, respectively ]	(9,549,580)	(9,824,548)

Total Class IA transactions	(4,350,908)	920,538

Class IB
Capital shares sold [ 552,115 and 762,359 shares, respectively ]	7,693,710	11,256,665
Capital shares issued in reinvestment of dividends [ 207,269 and 231,026 shares, respectively ]	3,291,392	3,131,311
Capital shares repurchased [ (1,474,186) and (1,325,885) shares, respectively ]	(20,589,513)	(19,606,665)

Total Class IB transactions	(9,604,411)	(5,218,689)

Class K
Capital shares sold [ 221,248 and 338,098 shares, respectively ]	3,153,599	4,968,260
Capital shares issued in reinvestment of dividends [ 49,108 and 59,170 shares, respectively ]	778,055	799,443
Capital shares repurchased [ (382,945) and (663,892) shares, respectively ]	(5,487,000)	(9,439,245)

Total Class K transactions	(1,555,346)	(3,671,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,510,665)	(7,969,693)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,891,170	(26,631,596)
NET ASSETS:
Beginning of year	203,875,925	230,507,521

End of year (a)	$215,767,095	$203,875,925

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(55,563)	$271,450

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014	2013	2012
Net asset value, beginning of year	$13.79		$15.05		$14.01	$10.78	$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	##	0.18		0.17	0.14	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.13		(1.12)		1.08	3.63	1.54

Total from investment operations	2.40		(0.94)		1.25	3.77	1.69

Less distributions:
Dividends from net investment income	(0.37)		(0.32)		(0.21)	(0.54)	(0.13)

Net asset value, end of year	$15.82		$13.79		$15.05	$14.01	$10.78

Total return	17.37%		(6.19	)%(aa)	8.92%	35.10%	18.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,192		$39,420		$42,002	$10,933	$6,325
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%		1.02%**	1.00%	1.00%
After waivers and fees paid indirectly (f)	1.00%		1.00%		1.02%**	1.00%	0.99%
Before waivers and fees paid indirectly (f)	1.07%		1.07%		1.09%**	1.11%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.93	%(dd)	1.25%		1.14%	1.08%	1.48%
After waivers and fees paid indirectly (f)	1.93	%(dd)	1.25%		1.14%	1.09%	1.48%
Before waivers and fees paid indirectly (f)	1.86	%(dd)	1.18%		1.06%	0.98%	1.43%
Portfolio turnover rate^	18%		17%		16%	15%	17%

	Year Ended December 31,
Class IB	2016		2015		2014	2013	2012
Net asset value, beginning of year	$13.80		$15.06		$14.02	$10.79	$9.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	##	0.18		0.17	0.14	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.13		(1.12)		1.08	3.63	1.54

Total from investment operations	2.40		(0.94)		1.25	3.77	1.69

Less distributions:
Dividends from net investment income	(0.37)		(0.32)		(0.21)	(0.54)	(0.13)

Net asset value, end of year	$15.83		$13.80		$15.06	$14.02	$10.79

Total return	17.36%		(6.18	)%(bb)	8.92%	35.06%	18.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$144,933		$136,196		$153,654	$53,095	$299,775
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.00%		1.02%**	1.00%	1.00%
After waivers and fees paid indirectly (f)	1.00%		1.00%		1.02%**	1.00%	0.99%
Before waivers and fees paid indirectly (f)	1.07%		1.07%		1.08%**	1.06%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.93	%(ee)	1.24%		1.15%	1.10%	1.47%
After waivers and fees paid indirectly (f)	1.93	%(ee)	1.24%		1.15%	1.10%	1.48%
Before waivers and fees paid indirectly (f)	1.85	%(ee)	1.17%		1.09%	1.04%	1.42%
Portfolio turnover rate^	18%		17%		16%	15%	17%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					October 29, 2013* to December 31, 2013
Class K	2016		2015		2014
Net asset value, beginning of period	$13.76		$15.02		$13.98	$13.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	##	0.22		0.21	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.12		(1.12)		1.08	0.80

Total from investment operations	2.43		(0.90)		1.29	0.84

Less distributions:
Dividends from net investment income	(0.41)		(0.36)		(0.25)	(0.57)

Net asset value, end of period	$15.78		$13.76		$15.02	$13.98

Total return (b)	17.63%		(5.96	)%(cc)	9.21%	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,642		$28,260		$34,851	$3,197
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75%		0.75%		0.77%**	0.75%
After waivers and fees paid indirectly (a)(f)	0.75%		0.75%		0.77%**	0.75%
Before waivers and fees paid indirectly (a)(f)	0.82%		0.82%		0.83%**	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.18	%(ff)	1.50%		1.40%	1.57%
After waivers and fees paid indirectly (a)(f)	2.18	%(ff)	1.50%		1.40%	1.57%
Before waivers and fees paid indirectly (a)(f)	2.11	%(ff)	1.43%		1.34%	1.39%
Portfolio turnover rate^	18%		17%		16%	15%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(ag)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%..
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.16)%.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.64% for income after waivers, 1.64% for income after waivers and fees paid indirectly and 1.57% before waivers and fees paid indirectly.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.64% for income after waivers, 1.64% for income after waivers and fees paid indirectly and 1.56% before waivers and fees paid indirectly.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.89% for income after waivers, 1.89% for income after waivers and fees paid indirectly and 1.82% before waivers and fees paid indirectly.

See Notes to Financial Statements.

1130

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	21.51%	16.45%	6.15%
Portfolio – Class IB Shares	21.53	16.45	6.01
Portfolio – Class K Shares*	21.83	16.73	16.48
Russell 1000® Value Index	17.34	14.80	5.72
* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.53% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

T-Mobile rallied during the year, demonstrating strong operational momentum as the company posted strong results throughout the year. T-Mobile has successfully developed a strategy to take share from telecommunication behemoths Verizon and AT&T with a slightly higher profitability.

•	An overweight position in Spirit Airlines was a top contributor as the company posted a sound earnings beat and improved long-term outlook during the fourth quarter.

What hurt performance during the year:

•	Shares of Delphi Automotive have been under pressure as investors are concerned about the company’s exposure to Mexico in light of a Trump election.

•	An underweight position in United Continental was a top detractor as the stock outperformed during the year, posting an earnings beat each of the first three quarters of the year.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management, Inc.

We believe that most of Trump’s stated polices are pro-growth and the prospect of corporate tax reform, increased fiscal spending and less regulation are positives for equities. Given that one of his top priorities is the repeal and replacement of the Affordable Care Act, we would expect heightened volatility in the health care sector. We continue to believe caution is warranted regarding the post-election enthusiasm. There is much uncertainty about the final outcome of Trump’s broad agenda and the timing of when proposals will become law. The process of putting significant reforms through Congress is expected to be lengthy and quite contentious. It could be a strong possibility that Trump’s ambitious proposals may be scaled back and implemented later than expected as the legislative process unfolds.

While subject to revision, we do believe S&P 500 earnings can grow at a faster rate in 2017. Given the rebound in crude oil and other commodity prices, we forecast the strongest earnings growth to be the in the energy and materials sectors. We also forecast strong earnings growth in financials and consumer discretionary, particularly media. It remains to be seen to what degree President-elect Trump’s proposals will impact our future earnings forecasts. Regardless, we expect the current expansion to continue and believe U.S. equity markets can remain in an upward trend.

1131

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	30.7%
Consumer Discretionary	22.5
Energy	12.6
Health Care	8.6
Industrials	7.4
Information Technology	6.2
Consumer Staples	3.3
Materials	3.2
Telecommunication Services	2.8
Real Estate	1.0
Cash and Other	1.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,209.61	$5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.02
Class IB
Actual	1,000.00	1,209.09	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.03
Class K
Actual	1,000.00	1,211.24	4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.41	3.76

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.99%, 0.99% and 0.74%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1132

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (22.5%)
Auto Components (2.8%)
BorgWarner, Inc.	91,400	$3,604,816
Delphi Automotive plc	64,600	4,350,810
Goodyear Tire & Rubber Co. (The)	64,600	1,994,202
Magna International, Inc.	84,400	3,662,960
Tenneco, Inc.*	38,000	2,373,860

		15,986,648

Automobiles (3.9%)
General Motors Co.	641,930	22,364,841

Hotels, Restaurants & Leisure (5.2%)
Arcos Dorados Holdings, Inc., Class A*	239,200	1,291,680
Bloomin’ Brands, Inc.	105,900	1,909,377
Carnival Corp.	143,200	7,454,992
DineEquity, Inc.	33,700	2,594,900
Royal Caribbean Cruises Ltd.	202,818	16,639,188

		29,890,137

Household Durables (4.6%)
CalAtlantic Group, Inc.	82,000	2,788,820
D.R. Horton, Inc.	155,900	4,260,747
M.D.C. Holdings, Inc.	42,008	1,077,925
Mohawk Industries, Inc.*	29,400	5,870,592
PulteGroup, Inc.	72,191	1,326,871
Toll Brothers, Inc.*	290,100	8,993,100
Whirlpool Corp.	13,000	2,363,010

		26,681,065

Leisure Products (1.4%)
Brunswick Corp.	145,000	7,908,300

Media (4.1%)
Charter Communications, Inc., Class A*	9,751	2,807,508
Comcast Corp., Class A	40,200	2,775,810
DISH Network Corp., Class A*	244,200	14,146,506
Twenty-First Century Fox, Inc., Class A	74,600	2,091,784
Walt Disney Co. (The)	19,200	2,001,024

		23,822,632

Specialty Retail (0.5%)
Lowe’s Cos., Inc.	38,600	2,745,232

Total Consumer Discretionary		129,398,855

Consumer Staples (3.3%)
Beverages (0.9%)
Molson Coors Brewing Co., Class B	54,000	5,254,740

Food & Staples Retailing (2.4%)
Kroger Co. (The)	238,100	8,216,831
Walgreens Boots Alliance, Inc.	67,200	5,561,472

		13,778,303

Total Consumer Staples		19,033,043

Energy (12.6%)
Energy Equipment & Services (1.0%)
Schlumberger Ltd.	67,800	$5,691,810

Oil, Gas & Consumable Fuels (11.6%)
Cabot Oil & Gas Corp.	149,700	3,496,992
Chevron Corp.	58,200	6,850,140
ConocoPhillips	107,600	5,395,064
Diamondback Energy, Inc.*	49,400	4,992,364
EOG Resources, Inc.	63,300	6,399,630
EQT Corp.	60,400	3,950,160
Marathon Petroleum Corp.	61,600	3,101,560
Occidental Petroleum Corp.	91,800	6,538,914
Pioneer Natural Resources Co.	50,500	9,093,535
Suncor Energy, Inc.	179,600	5,871,124
Tesoro Corp.	26,600	2,326,170
Valero Energy Corp.	125,800	8,594,656

		66,610,309

Total Energy		72,302,119

Financials (30.7%)
Banks (16.5%)
Bank of America Corp.	689,500	15,237,950
BB&T Corp.	61,400	2,887,028
Citigroup, Inc.	446,855	26,556,593
East West Bancorp, Inc.	81,900	4,162,977
Huntington Bancshares, Inc.	217,600	2,876,672
ING Groep NV (ADR)	200,800	2,831,280
KeyCorp	628,200	11,477,214
Regions Financial Corp.	241,400	3,466,504
SVB Financial Group*	13,300	2,283,078
Wells Fargo & Co.	420,123	23,152,978

		94,932,274

Capital Markets (3.8%)
Ameriprise Financial, Inc.	24,100	2,673,654
Charles Schwab Corp. (The)	169,700	6,698,059
Goldman Sachs Group, Inc. (The)	28,400	6,800,380
Morgan Stanley	134,400	5,678,400

		21,850,493

Consumer Finance (3.0%)
Ally Financial, Inc.	111,000	2,111,220
Capital One Financial Corp.	69,700	6,080,628
LendingClub Corp.*	56,500	296,625
Synchrony Financial	241,100	8,744,697

		17,233,170

Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	49,800	8,116,404

Insurance (5.4%)
American International Group, Inc.	85,800	5,603,598
Arthur J. Gallagher & Co.	48,900	2,540,844
Hartford Financial Services Group, Inc. (The)	96,200	4,583,930
Lincoln National Corp.	60,400	4,002,708
MetLife, Inc.	151,158	8,145,905
Prudential Financial, Inc.	54,700	5,692,082

		30,569,067

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.6%)
BofI Holding, Inc.*	72,100	$2,058,455
MGIC Investment Corp.*	143,700	1,464,303

		3,522,758

Total Financials		176,224,166

Health Care (8.6%)
Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc.*	18,100	2,214,535
Gilead Sciences, Inc.	75,300	5,392,233
Vertex Pharmaceuticals, Inc.*	23,600	1,738,612

		9,345,380

Health Care Equipment & Supplies (0.5%)
Zimmer Biomet Holdings, Inc.	29,300	3,023,760

Health Care Providers & Services (3.0%)
Aetna, Inc.	72,200	8,953,522
Anthem, Inc.	34,800	5,003,196
Humana, Inc.	17,000	3,468,510

		17,425,228

Pharmaceuticals (3.5%)
Allergan plc*	21,600	4,536,216
Pfizer, Inc.	471,400	15,311,072

		19,847,288

Total Health Care		49,641,656

Industrials (7.4%)
Aerospace & Defense (2.0%)
General Dynamics Corp.	33,400	5,766,844
Textron, Inc.	120,400	5,846,624

		11,613,468

Airlines (4.8%)
Delta Air Lines, Inc.	88,100	4,333,639
Southwest Airlines Co.	276,900	13,800,696
Spirit Airlines, Inc.*	112,500	6,509,250
United Continental Holdings, Inc.*	39,200	2,856,896

		27,500,481

Building Products (0.3%)
USG Corp.*	56,900	1,643,272

Machinery (0.3%)
Ingersoll-Rand plc	23,100	1,733,424

Total Industrials		42,490,645

Information Technology (6.2%)
Electronic Equipment, Instruments & Components (0.5%)
TE Connectivity Ltd.	38,500	2,667,280

Internet Software & Services (0.3%)
eBay, Inc.*	67,100	1,992,199

IT Services (1.1%)
International Business Machines Corp.	38,700	6,423,813

Semiconductors & Semiconductor Equipment (2.9%)
Analog Devices, Inc.	23,400	1,699,308
Broadcom Ltd.	66,935	11,832,100
Lam Research Corp.	27,900	2,949,867

		16,481,275

Software (0.5%)
Microsoft Corp.	44,600	2,771,444

Technology Hardware, Storage & Peripherals (0.9%)
Western Digital Corp.	76,900	$5,225,355

Total Information Technology		35,561,366

Materials (3.2%)
Chemicals (2.4%)
Dow Chemical Co. (The)	51,600	2,952,552
Eastman Chemical Co.	72,600	5,460,246
Methanex Corp.	69,500	3,044,100
Westlake Chemical Corp.	43,100	2,413,169

		13,870,067

Metals & Mining (0.8%)
Reliance Steel & Aluminum Co.	39,200	3,117,968
United States Steel Corp.	49,000	1,617,490

		4,735,458

Total Materials		18,605,525

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
AvalonBay Communities, Inc. (REIT)	15,400	2,728,110
Brixmor Property Group, Inc. (REIT)	126,000	3,076,920

Total Real Estate		5,805,030

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	313,100	13,316,143

Wireless Telecommunication Services (0.5%)
T-Mobile US, Inc.*	51,000	2,933,010

Total Telecommunication Services		16,249,153

Total Common Stocks (98.3%) (Cost $486,644,053)		565,311,558

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Government Agency Security (1.6%)
FFCB 0.00%, 1/3/17 (o)(p)	$8,932,000	8,932,000

Total Short-Term Investment (1.6%) (Cost $8,931,826)		8,932,000

Total Investments (99.9%) (Cost $495,575,879)		574,243,558
Other Assets Less Liabilities (0.1%)		647,943

Net Assets (100%)		$574,891,501

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
FFCB	— Federal Farm Credit Bank

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$129,398,855	$—	$—	$129,398,855
Consumer Staples	19,033,043	—	—	19,033,043
Energy	72,302,119	—	—	72,302,119
Financials	176,224,166	—	—	176,224,166
Health Care	49,641,656	—	—	49,641,656
Industrials	42,490,645	—	—	42,490,645
Information Technology	35,561,366	—	—	35,561,366
Materials	18,605,525	—	—	18,605,525
Real Estate	5,805,030	—	—	5,805,030
Telecommunication Services	16,249,153	—	—	16,249,153
Short-Term Investments
U.S. Government Agency Securities	—	8,932,000	—	8,932,000

Total Assets	$565,311,558	$8,932,000	$—	$574,243,558

Total Liabilities	$—	$—	$—	$—

Total	$565,311,558	$8,932,000	$—	$574,243,558

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contract for the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,000,874,965
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$904,016,431

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$83,195,035
Aggregate gross unrealized depreciation	(5,346,015)

Net unrealized appreciation	$77,849,020

Federal income tax cost of investments	$496,394,538

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (Cost $495,575,879)	$574,243,558
Cash	16,978
Receivable for securities sold	672,386
Dividends, interest and other receivables	498,838
Receivable from Separate Accounts for Trust shares sold	122,272
Other assets	1,666

Total assets	575,555,698

LIABILITIES
Investment management fees payable	298,206
Payable to Separate Accounts for Trust shares redeemed	216,063
Administrative fees payable	48,657
Distribution fees payable – Class IB	30,948
Distribution fees payable – Class IA	3,865
Trustees’ fees payable	1,045
Accrued expenses	65,413

Total liabilities	664,197

NET ASSETS	$574,891,501

Net assets were comprised of:
Paid in capital	$492,990,871
Accumulated undistributed net investment income (loss)	23,898
Accumulated undistributed net realized gain (loss) on investments	3,209,053
Net unrealized appreciation (depreciation) on investments	78,667,679

Net assets	$574,891,501

Class IA
Net asset value, offering and redemption price per share, $18,547,610 / 999,373 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.56

Class IB
Net asset value, offering and redemption price per share, $146,511,868 / 7,875,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.60

Class K
Net asset value, offering and redemption price per share, $409,832,023 / 22,087,870 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($440 of dividend income received from affiliates) (net of $18,981 foreign withholding tax)	$10,259,269
Interest	24,996

Total income	10,284,265

EXPENSES
Investment management fees	2,944,293
Administrative fees	492,512
Distribution fees – Class IB	304,432
Recoupment fees	62,498
Professional fees	59,005
Custodian fees	41,900
Printing and mailing expenses	39,983
Distribution fees - Class IA	34,566
Trustees’ fees	10,336
Miscellaneous	6,166

Total expenses	3,995,691

NET INVESTMENT INCOME (LOSS)	6,288,574

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	36,656,146
Net change in unrealized appreciation (depreciation) on investments	70,696,579

NET REALIZED AND UNREALIZED GAIN (LOSS)	107,352,725

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,641,299

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,288,574	$2,715,750
Net realized gain (loss) on investments	36,656,146	10,602,488
Net change in unrealized appreciation (depreciation) on investments	70,696,579	(17,492,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,641,299	(4,174,388)

DIVIDENDS:
Dividends from net investment income
Class IA	(164,136)	(88,574)
Class IB	(1,291,691)	(802,281)
Class K	(4,806,088)	(1,792,739)

TOTAL DIVIDENDS:	(6,261,915)	(2,683,594)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 356,912 and 173,904 shares, respectively ]	5,957,873	2,730,387
Capital shares issued in reinvestment of dividends [ 8,762 and 5,857 shares, respectively ]	164,136	88,574
Capital shares repurchased [ (163,084) and (134,152) shares, respectively ]	(2,648,608)	(2,109,820)

Total Class IA transactions	3,473,401	709,141

Class IB
Capital shares sold [ 1,613,182 and 1,619,740 shares, respectively ]	26,140,783	25,633,400
Capital shares issued in reinvestment of dividends [ 68,788 and 52,924 shares, respectively ]	1,291,691	802,281
Capital shares repurchased [ (1,182,634) and (1,288,043) shares, respectively ]	(18,820,725)	(20,333,830)

Total Class IB transactions	8,611,749	6,101,851

Class K
Capital shares sold [ 7,324,083 and 13,923,348 shares, respectively ]	104,220,755	216,660,285
Capital shares issued in reinvestment of dividends [ 256,646 and 118,579 shares, respectively ]	4,806,088	1,792,739
Capital shares repurchased [ (1,288,018) and (479,921) shares, respectively ]	(23,105,470)	(7,601,590)

Total Class K transactions	85,921,373	210,851,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	98,006,523	217,662,426

TOTAL INCREASE (DECREASE) IN NET ASSETS	205,385,907	210,804,444
NET ASSETS:
Beginning of year	369,505,594	158,701,150

End of year (a)	$574,891,501	$369,505,594

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$23,898	$1,440

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014	2013	2012
Net asset value, beginning of year	$15.41	$15.88		$14.02	$10.52	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17		0.15	0.12	0.10
Net realized and unrealized gain (loss) on investments	3.14	(0.53)		1.87	3.64	1.37

Total from investment operations	3.32	(0.36)		2.02	3.76	1.47

Less distributions:
Dividends from net investment income	(0.17)	(0.11)		(0.16)	(0.26)	(0.10)

Net asset value, end of year	$18.56	$15.41		$15.88	$14.02	$10.52

Total return	21.51%	(2.26	)%(aa)	14.40%	35.77%	16.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,548	$12,276		$11,930	$10,063	$7,399
Ratio of expenses to average net assets:
After waivers (f)	0.99%	1.00%		1.00%	1.00%	1.00%
Before waivers (f)	0.99%	1.00%		1.01%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.09%	1.10%		1.04%	0.99%	0.97%
Before waivers (f)	1.09%	1.10%		1.03%	0.97%	0.97%
Portfolio turnover rate^	188%	174%		180%	136%	129%

	Year Ended December 31,
Class IB	2016	2015		2014	2013	2012
Net asset value, beginning of year	$15.44	$15.92		$14.06	$10.55	$9.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17		0.15	0.11	0.10
Net realized and unrealized gain (loss) on investments	3.15	(0.54)		1.87	3.66	1.38

Total from investment operations	3.33	(0.37)		2.02	3.77	1.48

Less distributions:
Dividends from net investment income	(0.17)	(0.11)		(0.16)	(0.26)	(0.10)

Net asset value, end of year	$18.60	$15.44		$15.92	$14.06	$10.55

Total return	21.53%	(2.31	)%(bb)	14.36%	35.77%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,512	$113,919		$111,309	$98,048	$328,919
Ratio of expenses to average net assets:
After waivers (f)	0.99%	1.00%		1.00%	1.00%	1.00%
Before waivers (f)	0.99%	1.00%		1.01%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.09%	1.10%		1.04%	0.90%	0.95%
Before waivers (f)	1.09%	1.10%		1.02%	0.89%	0.94%
Portfolio turnover rate^	188%	174%		180%	136%	129%

See Notes to Financial Statements.

1138

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015		2014	2013	2012
Net asset value, beginning of year	$15.40	$15.88		$14.02	$10.52	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.24		0.19	0.16	0.12
Net realized and unrealized gain (loss) on investments	3.14	(0.57)		1.87	3.63	1.38

Total from investment operations	3.36	(0.33)		2.06	3.79	1.50

Less distributions:
Dividends from net investment income	(0.21)	(0.15)		(0.20)	(0.29)	(0.13)

Net asset value, end of year	$18.55	$15.40		$15.88	$14.02	$10.52

Total return	21.83%	(2.07	)%(cc)	14.69%	36.11%	16.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$409,832	$243,311		$35,463	$32,237	$23,754
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.75%		0.75%	0.75%	0.75%
Before waivers (f)	0.74%	0.75%		0.76%	0.77%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35%	1.56%		1.28%	1.25%	1.20%
Before waivers (f)	1.35%	1.56%		1.27%	1.22%	1.20%
Portfolio turnover rate^	188%	174%		180%	136%	129%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.50)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.26)%.

See Notes to Financial Statements.

1139

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.32%	13.71%	8.51%
Portfolio – Class IB Shares	6.29	13.71	8.37
Portfolio – Class K Shares*	6.59	14.00	14.74
Russell 1000® Growth Index	7.08	14.50	8.33
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.29% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 7.08% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were information technology, industrials, consumer discretionary, financials and consumer staples.

•

The top five stocks that provided the most positive impact on performance for the year ending December 31, 2016 were Microsoft Corp., Apple Inc., UnitedHealth Group, Verizon Communications and NVIDIA Corp.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2016 were health care, real estate, utilities, energy and materials.

•	The five stocks that provided the most negative impact on performance for the year ending December 31, 2016 were Gilead Sciences Inc., Allergan plc, CVS Corp., Bristol Myers Squibb and Nike Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	31.3%
Consumer Discretionary	20.6
Health Care	15.9
Industrials	11.0
Consumer Staples	9.4
Materials	3.6
Financials	2.9
Real Estate	2.7
Repurchase Agreements	1.6
Telecommunication Services	1.2
Investment Companies	0.8
Energy	0.6
Utilities	0.0 #
Cash and Other	(1.6)

100.0%

#	Less than 0.05%

1140

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,052.50	$3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.70
Class IB
Actual	1,000.00	1,052.86	3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.70
Class K
Actual	1,000.00	1,054.34	2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.43

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1141

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (20.6%)
Auto Components (0.3%)
Adient plc*	2,064	$120,950
BorgWarner, Inc.	2,808	110,748
Delphi Automotive plc	29,800	2,007,030
Gentex Corp.	19,872	391,280
Lear Corp.	6,700	886,879
Visteon Corp.	3,700	297,258

		3,814,145

Automobiles (0.4%)
Harley-Davidson, Inc.	19,800	1,155,132
Tesla Motors, Inc. (x)*	12,853	2,746,558
Thor Industries, Inc.	5,300	530,265

		4,431,955

Distributors (0.3%)
Genuine Parts Co.	15,100	1,442,654
LKQ Corp.*	33,354	1,022,300
Pool Corp.	4,400	459,096

		2,924,050

Diversified Consumer Services (0.1%)
Service Corp. International	20,500	582,200
ServiceMaster Global Holdings, Inc.*	14,715	554,314

		1,136,514

Hotels, Restaurants & Leisure (3.2%)
Aramark	11,363	405,886
Brinker International, Inc. (x)	6,006	297,477
Chipotle Mexican Grill, Inc. (x)*	3,173	1,197,236
Choice Hotels International, Inc.	2,423	135,809
Darden Restaurants, Inc.	12,700	923,544
Domino’s Pizza, Inc.	5,500	875,820
Dunkin’ Brands Group, Inc.	9,980	523,351
Extended Stay America, Inc.	1,100	17,765
Hilton Worldwide Holdings, Inc.	50,409	1,371,125
Hyatt Hotels Corp., Class A*	100	5,526
Las Vegas Sands Corp. (x)	39,688	2,119,736
Marriott International, Inc., Class A	26,576	2,197,304
McDonald’s Corp.	92,113	11,211,995
MGM Resorts International*	4,600	132,618
Norwegian Cruise Line Holdings Ltd.*	1,600	68,048
Panera Bread Co., Class A*	2,458	504,111
Six Flags Entertainment Corp.	7,790	467,088
Starbucks Corp.	156,336	8,679,775
Vail Resorts, Inc.	4,300	693,633
Wendy’s Co. (The) (x)	13,000	175,760
Wyndham Worldwide Corp.	12,000	916,440
Wynn Resorts Ltd.	8,000	692,080
Yum! Brands, Inc.	38,064	2,410,593
Yum! China Holdings, Inc.*	38,064	994,232

		37,016,952

Household Durables (0.6%)
CalAtlantic Group, Inc.	1,000	34,010
D.R. Horton, Inc.	20,200	552,066
Harman International Industries, Inc.	3,600	$400,176
Leggett & Platt, Inc.	14,400	703,872
Lennar Corp., Class A	10,300	442,179
Lennar Corp., Class B (x)	500	17,250
Mohawk Industries, Inc.*	5,400	1,078,272
Newell Brands, Inc.	51,464	2,297,868
NVR, Inc.*	400	667,600
PulteGroup, Inc.	11,100	204,018
Tempur Sealy International, Inc. (x)*	5,800	396,024
Toll Brothers, Inc.*	7,900	244,900
Tupperware Brands Corp.	5,400	284,148
Whirlpool Corp.	800	145,416

		7,467,799

Internet & Direct Marketing Retail (4.2%)
Amazon.com, Inc.*	42,636	31,971,457
Expedia, Inc.	13,035	1,476,605
Groupon, Inc. (x)*	39,990	132,767
Liberty Expedia Holdings, Inc., Class A*	1,052	41,733
Liberty Interactive Corp. QVC Group*	27,300	545,454
Liberty Ventures*	1,578	58,181
Netflix, Inc.*	44,658	5,528,660
Priceline Group, Inc. (The)*	5,469	8,017,882
TripAdvisor, Inc.*	12,429	576,333

		48,349,072

Leisure Products (0.3%)
Brunswick Corp.	8,000	436,320
Hasbro, Inc.	12,249	952,850
Mattel, Inc.	37,200	1,024,860
Polaris Industries, Inc. (x)	6,600	543,774
Vista Outdoor, Inc.*	1,100	40,590

		2,998,394

Media (5.4%)
AMC Networks, Inc., Class A*	6,475	338,902
Cable One, Inc.	600	373,038
CBS Corp. (Non-Voting), Class B	44,200	2,812,004
Charter Communications, Inc., Class A*	21,966	6,324,450
Cinemark Holdings, Inc.	11,500	441,140
Clear Channel Outdoor Holdings, Inc., Class A	1,900	9,595
Comcast Corp., Class A	244,300	16,868,914
Discovery Communications, Inc., Class A*	15,200	416,632
Discovery Communications, Inc., Class C*	23,900	640,042
DISH Network Corp., Class A*	18,500	1,071,705
Interpublic Group of Cos., Inc. (The)	43,800	1,025,358
Lions Gate Entertainment Corp., Class A (x)	3,300	88,770
Lions Gate Entertainment Corp., Class B*	9,541	234,136
Live Nation Entertainment, Inc.*	8,100	215,460

See Notes to Financial Statements.

1142

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Madison Square Garden Co. (The), Class A*	266	$45,622
Omnicom Group, Inc.	25,834	2,198,732
Regal Entertainment Group, Class A (x)	2,486	51,212
Scripps Networks Interactive, Inc., Class A	8,932	637,477
Sirius XM Holdings, Inc. (x)	194,600	865,970
Time Warner, Inc.	56,600	5,463,598
Tribune Media Co., Class A	600	20,988
Twenty-First Century Fox, Inc., Class A	92,118	2,582,989
Twenty-First Century Fox, Inc., Class B	41,400	1,128,150
Viacom, Inc., Class A	900	34,650
Viacom, Inc., Class B	33,200	1,165,320
Walt Disney Co. (The)	177,900	18,540,737

		63,595,591

Multiline Retail (0.5%)
Dollar General Corp.	31,100	2,303,578
Dollar Tree, Inc.*	24,746	1,909,896
Nordstrom, Inc. (x)	13,443	644,323
Target Corp.	7,001	505,682

		5,363,479

Specialty Retail (4.1%)
Advance Auto Parts, Inc.	7,792	1,317,783
AutoNation, Inc.*	2,815	136,950
AutoZone, Inc.*	3,214	2,538,385
Bed Bath & Beyond, Inc.	1,659	67,422
Burlington Stores, Inc.*	4,400	372,900
Cabela’s, Inc.*	600	35,130
CarMax, Inc. (x)*	21,096	1,358,371
Dick’s Sporting Goods, Inc.	7,437	394,905
Foot Locker, Inc.	13,200	935,748
Gap, Inc. (The)	1,500	33,660
Home Depot, Inc. (The)	136,382	18,286,098
L Brands, Inc.	4,788	315,242
Lowe’s Cos., Inc.	97,984	6,968,621
Michael’s Cos., Inc. (The)*	7,788	159,265
Murphy USA, Inc.*	2,400	147,528
O’Reilly Automotive, Inc.*	10,411	2,898,527
Ross Stores, Inc.	43,024	2,822,374
Sally Beauty Holdings, Inc.*	15,900	420,078
Signet Jewelers Ltd. (x)	7,800	735,228
TJX Cos., Inc. (The)	72,346	5,435,355
Tractor Supply Co.	14,600	1,106,826
Ulta Salon Cosmetics & Fragrance, Inc.*	6,400	1,631,616
Urban Outfitters, Inc.*	7,514	213,999
Williams-Sonoma, Inc. (x)	9,579	463,528

		48,795,539

Textiles, Apparel & Luxury Goods (1.2%)
Carter’s, Inc.	5,500	475,145
Coach, Inc.	5,706	199,824
Hanesbrands, Inc.	41,168	887,994
Kate Spade & Co.*	13,900	259,513
Lululemon Athletica, Inc. (x)*	10,600	688,894
Michael Kors Holdings Ltd.*	17,600	756,448
NIKE, Inc., Class B	145,132	7,377,060

Ralph Lauren Corp.	391	$35,315
Skechers U.S.A., Inc., Class A*	14,200	349,036
Under Armour, Inc., Class A (x)*	20,000	581,000
Under Armour, Inc., Class C*	20,237	509,365
VF Corp.	37,200	1,984,620

		14,104,214

Total Consumer Discretionary		239,997,704

Consumer Staples (9.4%)
Beverages (3.0%)
Brown-Forman Corp., Class A	5,500	254,375
Brown-Forman Corp., Class B	20,472	919,602
Coca-Cola Co. (The)	319,362	13,240,749
Constellation Brands, Inc., Class A	18,100	2,774,911
Dr Pepper Snapple Group, Inc.	20,300	1,840,601
Monster Beverage Corp.*	45,758	2,028,910
PepsiCo, Inc.	137,716	14,409,225

		35,468,373

Food & Staples Retailing (2.3%)
Casey’s General Stores, Inc.	4,300	511,184
Costco Wholesale Corp.	47,766	7,647,814
CVS Health Corp.	110,800	8,743,228
Kroger Co. (The)	104,100	3,592,491
Rite Aid Corp.*	112,400	926,176
Sprouts Farmers Market, Inc.*	15,155	286,733
Sysco Corp.	57,436	3,180,231
US Foods Holding Corp.*	4,800	131,904
Walgreens Boots Alliance, Inc.	19,400	1,605,544
Whole Foods Market, Inc.	5,770	177,485

		26,802,790

Food Products (1.5%)
Blue Buffalo Pet Products, Inc.*	6,425	154,457
Campbell Soup Co.	20,295	1,227,239
Conagra Brands, Inc.	37,700	1,491,035
Flowers Foods, Inc. (x)	17,300	345,481
General Mills, Inc.	65,040	4,017,520
Hain Celestial Group, Inc. (The)*	8,200	320,046
Hershey Co. (The)	15,369	1,589,616
Hormel Foods Corp.	25,800	898,098
Ingredion, Inc.	5,500	687,280
Kellogg Co.	25,028	1,844,814
Kraft Heinz Co. (The)	8,333	727,638
Lamb Weston Holdings, Inc.*	12,533	474,374
McCormick & Co., Inc. (Non-Voting)	12,588	1,174,838
Mead Johnson Nutrition Co.	7,378	522,067
Pilgrim’s Pride Corp.	900	17,091
Post Holdings, Inc.*	4,000	321,560
TreeHouse Foods, Inc. (x)*	1,900	137,161
Tyson Foods, Inc., Class A	14,900	919,032
WhiteWave Foods Co. (The)*	18,961	1,054,232

		17,923,579

Household Products (0.7%)
Church & Dwight Co., Inc.	28,036	1,238,911
Clorox Co. (The)	12,074	1,449,121

See Notes to Financial Statements.

1143

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Colgate-Palmolive Co.	16,968	$1,110,386
Energizer Holdings, Inc.	2,000	89,220
Kimberly-Clark Corp.	33,525	3,825,873
Spectrum Brands Holdings, Inc.	2,700	330,291

		8,043,802

Personal Products (0.2%)
Coty, Inc., Class A	2,742	50,206
Estee Lauder Cos., Inc. (The), Class A	23,674	1,810,824
Herbalife Ltd. (x)*	7,992	384,735
Nu Skin Enterprises, Inc., Class A	1,700	81,226

		2,326,991

Tobacco (1.7%)
Altria Group, Inc.	214,378	14,496,240
Philip Morris International, Inc.	18,202	1,665,301
Reynolds American, Inc.	55,678	3,120,195

		19,281,736

Total Consumer Staples		109,847,271

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Apache Corp.	28,600	1,815,242
Cabot Oil & Gas Corp.	35,400	826,944
Chesapeake Energy Corp. (x)*	5,500	38,610
Cimarex Energy Co.	1,600	217,440
Continental Resources, Inc.*	4,190	215,953
Devon Energy Corp.	5,000	228,350
Diamondback Energy, Inc.*	2,100	212,226
EOG Resources, Inc.	6,700	677,370
Extraction Oil & Gas, Inc. (x)*	556	11,142
Newfield Exploration Co.*	5,500	222,750
ONEOK, Inc.	22,800	1,308,948
Parsley Energy, Inc., Class A*	1,500	52,860
Southwestern Energy Co.*	53,500	578,870
Spectra Energy Corp.	11,700	480,753
Williams Cos., Inc. (The)	12,495	389,094

Total Energy		7,276,552

Financials (2.9%)
Banks (0.3%)
Citizens Financial Group, Inc.	23,800	847,994
First Hawaiian, Inc. (x)	195	6,790
First Republic Bank	12,800	1,179,392
Signature Bank*	3,400	510,680
SVB Financial Group*	4,200	720,972
Western Alliance Bancorp*	5,700	277,647

		3,543,475

Capital Markets (1.7%)
Affiliated Managers Group, Inc.*	5,186	753,526
Ameriprise Financial, Inc.	5,200	576,888
Artisan Partners Asset Management, Inc., Class A	4,000	119,000
CBOE Holdings, Inc.	8,830	652,449
Charles Schwab Corp. (The)	101,400	4,002,257
Donnelley Financial Solutions, Inc.*	1,837	42,214
Eaton Vance Corp.	11,960	$500,885
FactSet Research Systems, Inc.	4,369	714,026
Federated Investors, Inc., Class B	10,130	286,476
Interactive Brokers Group, Inc., Class A	700	25,557
Intercontinental Exchange, Inc.	30,775	1,736,326
Invesco Ltd.	7,500	227,550
Lazard Ltd., Class A	1,824	74,948
LPL Financial Holdings, Inc.	1,310	46,125
MarketAxess Holdings, Inc.	4,000	587,680
Moody’s Corp.	16,602	1,565,071
Morningstar, Inc.	1,935	142,339
MSCI, Inc.	9,891	779,213
NorthStar Asset Management Group, Inc.	20,100	299,892
S&P Global, Inc.	28,882	3,105,970
SEI Investments Co.	13,875	684,870
T Rowe Price Group, Inc.	20,236	1,522,961
TD Ameritrade Holding Corp.	24,200	1,055,120

		19,501,343

Consumer Finance (0.1%)
Credit Acceptance Corp.*	900	195,759
Discover Financial Services	14,800	1,066,932

		1,262,691

Insurance (0.8%)
AmTrust Financial Services, Inc.	600	16,428
Aon plc	28,800	3,212,064
Arthur J. Gallagher & Co.	13,100	680,676
Brown & Brown, Inc.	700	31,402
Erie Indemnity Co., Class A	1,943	218,490
Lincoln National Corp.	5,900	390,993
Marsh & McLennan Cos., Inc.	57,100	3,859,389
Progressive Corp. (The)	6,100	216,550
XL Group Ltd.	10,000	372,600

		8,998,592

Total Financials		33,306,101

Health Care (15.9%)
Biotechnology (5.7%)
AbbVie, Inc.	177,365	11,106,596
ACADIA Pharmaceuticals, Inc. (x)*	10,400	299,936
Agios Pharmaceuticals, Inc. (x)*	3,300	137,709
Alexion Pharmaceuticals, Inc.*	23,790	2,910,707
Alkermes plc*	16,400	911,512
Alnylam Pharmaceuticals, Inc. (x)*	7,000	262,080
Amgen, Inc.	82,400	12,047,703
Biogen, Inc.*	24,009	6,808,472
BioMarin Pharmaceutical, Inc.*	18,649	1,544,883
Celgene Corp.*	84,194	9,745,456
Gilead Sciences, Inc.	145,180	10,396,340
Incyte Corp.*	17,800	1,784,806
Intercept Pharmaceuticals, Inc. (x)*	1,800	195,570
Intrexon Corp. (x)*	6,000	145,800
Ionis Pharmaceuticals, Inc. (x)*	13,100	626,573
Juno Therapeutics, Inc. (x)*	6,100	114,985

See Notes to Financial Statements.

1144

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Neurocrine Biosciences, Inc.*	9,300	$359,910
OPKO Health, Inc. (x)*	32,100	298,530
Regeneron Pharmaceuticals, Inc.*	8,500	3,120,265
Seattle Genetics, Inc. (x)*	10,500	554,085
United Therapeutics Corp.*	1,352	193,917
Vertex Pharmaceuticals, Inc.*	26,907	1,982,239

		65,548,074

Health Care Equipment & Supplies (2.6%)
ABIOMED, Inc.*	4,300	484,524
Alere, Inc.*	1,700	66,249
Align Technology, Inc.*	7,900	759,427
Baxter International, Inc.	6,056	268,523
Becton Dickinson and Co.	22,892	3,789,771
Boston Scientific Corp.*	147,500	3,190,425
C.R. Bard, Inc.	8,024	1,802,672
Cooper Cos., Inc. (The)	4,100	717,213
Danaher Corp.	17,438	1,357,374
DexCom, Inc.*	9,000	537,300
Edwards Lifesciences Corp.*	23,092	2,163,720
Hill-Rom Holdings, Inc.	6,600	370,524
Hologic, Inc.*	30,500	1,223,660
IDEXX Laboratories, Inc.*	9,694	1,136,815
Intuitive Surgical, Inc.*	4,221	2,676,832
ResMed, Inc. (x)	15,232	945,146
St. Jude Medical, Inc.	21,154	1,696,339
Stryker Corp.	36,891	4,419,911
Teleflex, Inc.	900	145,035
Varian Medical Systems, Inc.*	10,390	932,814
West Pharmaceutical Services, Inc.	7,800	661,674
Zimmer Biomet Holdings, Inc.	10,700	1,104,240

		30,450,188

Health Care Providers & Services (3.7%)
Acadia Healthcare Co., Inc. (x)*	2,700	89,370
Aetna, Inc.	12,600	1,562,526
AmerisourceBergen Corp.	19,408	1,517,512
Anthem, Inc.	7,900	1,135,783
Cardinal Health, Inc.	33,000	2,375,010
Centene Corp.*	13,370	755,539
Cigna Corp.	9,300	1,240,527
DaVita, Inc.*	7,196	461,983
Envision Healthcare Corp.*	8,966	567,458
Express Scripts Holding Co.*	61,139	4,205,752
HCA Holdings, Inc.*	22,700	1,680,254
Henry Schein, Inc.*	8,952	1,358,108
Humana, Inc.	15,400	3,142,062
Laboratory Corp. of America Holdings*	5,039	646,907
McKesson Corp.	24,671	3,465,042
MEDNAX, Inc.*	7,000	466,620
Patterson Cos., Inc. (x)	9,074	372,306
Premier, Inc., Class A*	1,503	45,631
Tenet Healthcare Corp.*	8,728	129,524
UnitedHealth Group, Inc.	102,800	16,452,111
Universal Health Services, Inc., Class B	2,316	246,376
VCA, Inc.*	8,500	583,525
WellCare Health Plans, Inc.*	4,500	616,860

		43,116,786

Health Care Technology (0.2%)
athenahealth, Inc. (x)*	4,200	$441,714
Cerner Corp.*	32,140	1,522,471
Inovalon Holdings, Inc., Class A (x)*	6,400	65,920
Veeva Systems, Inc., Class A*	10,445	425,112

		2,455,217

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	9,300	423,708
Bio-Techne Corp.	4,054	416,873
Bruker Corp.	11,400	241,452
Charles River Laboratories International, Inc.*	5,127	390,626
Illumina, Inc.*	15,991	2,047,488
Mettler-Toledo International, Inc.*	2,947	1,233,496
Patheon NV*	2,023	58,080
PerkinElmer, Inc.	2,400	125,160
Quintiles IMS Holdings, Inc.*	12,212	928,723
Thermo Fisher Scientific, Inc.	19,600	2,765,560
VWR Corp.*	487	12,190
Waters Corp.*	8,442	1,134,520

		9,777,876

Pharmaceuticals (2.9%)
Akorn, Inc.*	9,100	198,653
Allergan plc*	21,941	4,607,829
Bristol-Myers Squibb Co.	183,000	10,694,520
Eli Lilly & Co.	106,800	7,855,140
Johnson & Johnson	52,114	6,004,054
Mylan NV*	15,823	603,647
Pfizer, Inc.	46,100	1,497,328
Zoetis, Inc.	49,850	2,668,471

		34,129,642

Total Health Care		185,477,783

Industrials (11.0%)
Aerospace & Defense (2.7%)
B/E Aerospace, Inc.	11,100	668,109
Boeing Co. (The)	65,429	10,185,988
BWX Technologies, Inc.	10,100	400,970
General Dynamics Corp.	11,100	1,916,526
HEICO Corp. (x)	2,100	162,015
HEICO Corp., Class A	4,100	278,390
Hexcel Corp.	10,100	519,544
Huntington Ingalls Industries, Inc.	4,300	792,017
Lockheed Martin Corp.	27,931	6,981,074
Northrop Grumman Corp.	18,300	4,256,214
Raytheon Co.	12,400	1,760,800
Rockwell Collins, Inc.	14,270	1,323,685
Spirit AeroSystems Holdings, Inc., Class A	7,447	434,532
Textron, Inc.	9,100	441,896
TransDigm Group, Inc.	5,553	1,382,475

		31,504,235

Air Freight & Logistics (1.3%)
C.H. Robinson Worldwide, Inc.	15,558	1,139,779
Expeditors International of Washington, Inc.	13,976	740,169

See Notes to Financial Statements.

1145

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
FedEx Corp.	27,400	$5,101,880
United Parcel Service, Inc., Class B	75,759	8,685,012

		15,666,840

Airlines (0.7%)
Alaska Air Group, Inc.	10,800	958,284
Delta Air Lines, Inc.	65,689	3,231,242
JetBlue Airways Corp.*	2,600	58,292
Southwest Airlines Co.	69,945	3,486,059

		7,733,877

Building Products (0.4%)
A.O. Smith Corp.	15,900	752,865
Allegion plc	10,466	669,824
Fortune Brands Home & Security, Inc.	16,700	892,781
Johnson Controls International plc	21,649	891,722
Lennox International, Inc.	4,068	623,096
Masco Corp.	23,475	742,280

		4,572,568

Commercial Services & Supplies (0.6%)
Cintas Corp.	9,700	1,120,932
Clean Harbors, Inc.*	400	22,260
Copart, Inc.*	10,654	590,338
Covanta Holding Corp. (x)	12,700	198,120
KAR Auction Services, Inc.	15,000	639,300
LSC Communications, Inc.	1,837	54,522
Pitney Bowes, Inc.	20,600	312,914
Rollins, Inc.	10,400	351,312
RR Donnelley & Sons Co.	5,066	82,677
Stericycle, Inc.*	8,471	652,606
Waste Management, Inc.	40,100	2,843,491

		6,868,472

Construction & Engineering (0.0%)
Quanta Services, Inc.*	4,200	146,370
Valmont Industries, Inc.	1,968	277,291

		423,661

Electrical Equipment (0.3%)
Acuity Brands, Inc.	4,800	1,108,128
AMETEK, Inc.	4,623	224,678
Emerson Electric Co.	11,371	633,933
Hubbell, Inc.	3,900	455,130
Rockwell Automation, Inc.	11,312	1,520,333

		3,942,202

Industrial Conglomerates (2.5%)
3M Co.	64,496	11,517,051
Carlisle Cos., Inc.	2,000	220,580
General Electric Co.	195,700	6,184,120
Honeywell International, Inc.	83,391	9,660,847
Roper Technologies, Inc.	5,573	1,020,305

		28,602,903

Machinery (1.2%)
Deere & Co.	8,547	880,683
Donaldson Co., Inc.	12,780	537,782
Flowserve Corp. (x)	8,569	411,740
Fortive Corp.	8,669	$464,918
Graco, Inc.	6,016	499,869
IDEX Corp.	7,676	691,301
Illinois Tool Works, Inc.	32,300	3,955,459
Ingersoll-Rand plc	14,100	1,058,064
Lincoln Electric Holdings, Inc.	4,200	322,014
Manitowoc Foodservice, Inc.*	6,000	115,980
Middleby Corp. (The)*	6,200	798,622
Nordson Corp.	6,200	694,710
PACCAR, Inc.	3,291	210,295
Snap-on, Inc.	4,600	787,842
Stanley Black & Decker, Inc.	2,000	229,380
Toro Co. (The)	11,652	651,929
WABCO Holdings, Inc.*	5,747	610,044
Wabtec Corp.	9,434	783,211
Xylem, Inc.	10,100	500,152

		14,203,995

Professional Services (0.5%)
Dun & Bradstreet Corp. (The)	1,640	198,965
Equifax, Inc.	13,000	1,536,990
Nielsen Holdings plc	30,791	1,291,682
Robert Half International, Inc.	13,905	678,286
TransUnion*	5,732	177,291
Verisk Analytics, Inc.*	16,791	1,362,925

		5,246,139

Road & Rail (0.3%)
AMERCO	500	184,795
Avis Budget Group, Inc.*	9,100	333,788
Hertz Global Holdings, Inc.*	1,480	31,909
JB Hunt Transport Services, Inc.	9,670	938,667
Landstar System, Inc.	4,566	389,480
Old Dominion Freight Line, Inc.*	4,600	394,634
Union Pacific Corp.	14,548	1,508,336

		3,781,609

Trading Companies & Distributors (0.5%)
Air Lease Corp.	5,200	178,516
Fastenal Co.	31,408	1,475,547
HD Supply Holdings, Inc.*	21,901	931,012
Herc Holdings, Inc.*	426	17,108
MSC Industrial Direct Co., Inc., Class A	2,177	201,133
United Rentals, Inc.*	8,200	865,756
Watsco, Inc.	2,900	429,548
WW Grainger, Inc.	6,046	1,404,184

		5,502,804

Total Industrials		128,049,305

Information Technology (31.3%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	4,270	413,208
ARRIS International plc*	4,600	138,598
CommScope Holding Co., Inc.*	13,905	517,266
F5 Networks, Inc.*	7,340	1,062,245
Motorola Solutions, Inc.	2,100	174,069
Palo Alto Networks, Inc.*	9,466	1,183,723

		3,489,109

See Notes to Financial Statements.

1146

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	32,764	$2,201,741
CDW Corp.	17,774	925,848
Cognex Corp.	8,800	559,856
Fitbit, Inc., Class A (x)*	11,199	81,977
IPG Photonics Corp.*	3,200	315,872
National Instruments Corp.	8,870	273,373
Trimble, Inc.*	21,668	653,290
VeriFone Systems, Inc.*	11,900	210,987
Zebra Technologies Corp., Class A*	4,607	395,096

		5,618,040

Internet Software & Services (7.6%)
Akamai Technologies, Inc.*	16,723	1,115,090
Alphabet, Inc., Class A*	32,192	25,510,551
Alphabet, Inc., Class C*	32,579	25,145,124
CommerceHub, Inc.*	719	10,803
CoStar Group, Inc.*	3,500	659,715
eBay, Inc.*	116,876	3,470,048
Facebook, Inc., Class A*	246,000	28,302,300
GoDaddy, Inc., Class A*	5,000	174,750
IAC/InterActiveCorp*	6,000	388,740
Match Group, Inc. (x)*	3,100	53,010
Nutanix, Inc., Class A (x)*	1,298	34,475
Pandora Media, Inc. (x)*	20,583	268,402
Twilio, Inc., Class A (x)*	913	26,340
Twitter, Inc. (x)*	61,143	996,631
VeriSign, Inc. (x)*	10,341	786,640
Yelp, Inc.*	5,700	217,341
Zillow Group, Inc., Class A (x)*	3,800	138,510
Zillow Group, Inc., Class C (x)*	7,700	280,819

		87,579,289

IT Services (6.9%)
Accenture plc, Class A	68,400	8,011,692
Alliance Data Systems Corp.	6,340	1,448,690
Automatic Data Processing, Inc.	49,900	5,128,722
Black Knight Financial Services, Inc., Class A*	2,500	94,500
Booz Allen Hamilton Holding Corp.	11,600	418,412
Broadridge Financial Solutions, Inc.	12,887	854,408
Cognizant Technology Solutions Corp., Class A*	66,114	3,704,367
CoreLogic, Inc.*	5,600	206,248
CSRA, Inc.	17,800	566,752
DST Systems, Inc.	3,589	384,561
Euronet Worldwide, Inc.*	5,400	391,122
Fidelity National Information Services, Inc.	20,200	1,527,928
First Data Corp., Class A*	34,129	484,291
Fiserv, Inc.*	24,258	2,578,140
FleetCor Technologies, Inc.*	10,024	1,418,596
Gartner, Inc.*	8,700	879,309
Genpact Ltd.*	16,354	398,056
Global Payments, Inc.	16,712	1,159,980
International Business Machines Corp.	66,216	10,991,194
Jack Henry & Associates, Inc.	8,600	763,508
Leidos Holdings, Inc.	7,219	369,180
Mastercard, Inc., Class A	105,620	$10,905,265
Paychex, Inc.	35,280	2,147,846
PayPal Holdings, Inc.*	123,876	4,889,386
Sabre Corp.	22,600	563,870
Square, Inc., Class A (x)*	5,602	76,355
Teradata Corp.*	14,151	384,483
Total System Services, Inc.	18,100	887,443
Vantiv, Inc., Class A*	16,900	1,007,578
Visa, Inc., Class A	208,908	16,299,003
Western Union Co. (The)	53,755	1,167,559
WEX, Inc.*	4,200	468,720

		80,577,164

Semiconductors & Semiconductor Equipment (3.1%)
Applied Materials, Inc.	85,100	2,746,177
Broadcom Ltd.	41,311	7,302,545
Cree, Inc.*	3,900	102,921
Intel Corp.	46,600	1,690,182
KLA-Tencor Corp.	17,000	1,337,560
Lam Research Corp.	13,898	1,469,436
Linear Technology Corp.	12,215	761,605
Maxim Integrated Products, Inc.	30,878	1,190,964
Microchip Technology, Inc.	22,926	1,470,703
NVIDIA Corp.	55,700	5,945,418
ON Semiconductor Corp.*	4,500	57,420
Qorvo, Inc.*	1,300	68,549
QUALCOMM, Inc.	33,339	2,173,703
Skyworks Solutions, Inc.	19,000	1,418,540
Texas Instruments, Inc.	110,131	8,036,259
Versum Materials, Inc.*	9,250	259,648
Xilinx, Inc.	8,763	529,022

		36,560,652

Software (7.4%)
Activision Blizzard, Inc.	61,200	2,209,932
Adobe Systems, Inc.*	53,434	5,501,030
ANSYS, Inc.*	2,512	232,335
Atlassian Corp. plc, Class A (x)*	2,795	67,304
Autodesk, Inc.*	18,880	1,397,309
Cadence Design Systems, Inc.*	32,600	822,172
CDK Global, Inc.	16,933	1,010,731
Citrix Systems, Inc.*	16,929	1,511,929
Dell Technologies, Inc., Class V*	2,447	134,512
Electronic Arts, Inc.*	31,800	2,504,568
FireEye, Inc. (x)*	3,795	45,161
Fortinet, Inc.*	15,800	475,896
Guidewire Software, Inc.*	7,900	389,707
Intuit, Inc.	26,729	3,063,411
Manhattan Associates, Inc.*	7,800	413,634
Microsoft Corp.#	830,349	51,597,886
Nuance Communications, Inc.*	18,400	274,160
Oracle Corp.	31,732	1,220,095
PTC, Inc.*	5,500	254,485
Red Hat, Inc.*	19,751	1,376,645
salesforce.com, Inc.*	70,084	4,797,951
ServiceNow, Inc.*	17,189	1,277,830
Splunk, Inc.*	14,300	731,445
SS&C Technologies Holdings, Inc.	16,900	483,340
Symantec Corp.	9,500	226,955
Synopsys, Inc.*	1,500	88,290

See Notes to Financial Statements.

1147

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Tableau Software, Inc., Class A*	6,000	$252,900
Tyler Technologies, Inc.*	3,600	513,972
Ultimate Software Group, Inc. (The)*	3,000	547,050
VMware, Inc., Class A (x)*	2,766	217,767
Workday, Inc., Class A*	12,760	843,308

		84,483,710

Technology Hardware, Storage & Peripherals (5.5%)
Apple, Inc.	550,403	63,747,675
NCR Corp.*	13,400	543,504

		64,291,179

Total Information Technology		362,599,143

Materials (3.6%)
Chemicals (2.7%)
AdvanSix, Inc.*	3,271	72,420
Air Products & Chemicals, Inc.	18,700	2,689,434
Axalta Coating Systems Ltd.*	17,899	486,853
Celanese Corp.	1,492	117,480
Ecolab, Inc.	28,541	3,345,576
EI du Pont de Nemours & Co.	95,821	7,033,262
FMC Corp.	11,758	665,032
International Flavors & Fragrances, Inc.	8,766	1,032,898
LyondellBasell Industries NV, Class A	16,800	1,441,104
Monsanto Co.	30,970	3,258,354
NewMarket Corp.	800	339,072
PPG Industries, Inc.	29,000	2,748,040
Praxair, Inc.	27,468	3,218,975
RPM International, Inc.	14,200	764,386
Scotts Miracle-Gro Co. (The), Class A	4,493	429,306
Sherwin-Williams Co. (The)	8,871	2,383,993
Valspar Corp. (The)	8,600	891,046
Valvoline, Inc. (x)	478	10,277
W.R. Grace & Co.	4,200	284,088

		31,211,596

Construction Materials (0.3%)
Eagle Materials, Inc.	5,100	502,503
Martin Marietta Materials, Inc.	6,336	1,403,614
Vulcan Materials Co.	13,500	1,689,525

		3,595,642

Containers & Packaging (0.5%)
AptarGroup, Inc.	1,700	124,865
Avery Dennison Corp.	9,200	646,024
Ball Corp.	18,624	1,398,103
Bemis Co., Inc.	1,400	66,948
Berry Plastics Group, Inc.*	13,200	643,236
Crown Holdings, Inc.*	14,703	772,937
Graphic Packaging Holding Co.	24,400	304,512
Owens-Illinois, Inc.*	17,600	306,416
Packaging Corp. of America	10,200	865,164
Sealed Air Corp.	21,400	970,276
Silgan Holdings, Inc.	4,400	225,192

		6,323,673

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.*	31,600	$416,804
Royal Gold, Inc.	400	25,340
Southern Copper Corp. (x)	4,029	128,686
Steel Dynamics, Inc.	3,800	135,204

		706,034

Total Materials		41,836,945

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	900	100,017
American Tower Corp. (REIT)	46,120	4,873,962
Boston Properties, Inc. (REIT)	2,900	364,762
Care Capital Properties, Inc. (REIT)	800	20,000
Crown Castle International Corp. (REIT)	32,542	2,823,669
CubeSmart (REIT)	13,100	350,687
CyrusOne, Inc. (REIT) (x)	6,700	299,691
Digital Realty Trust, Inc. (REIT)	11,300	1,110,338
Empire State Realty Trust, Inc. (REIT), Class A	8,100	163,539
Equinix, Inc. (REIT)	7,652	2,734,901
Equity LifeStyle Properties, Inc. (REIT)	8,300	598,430
Essex Property Trust, Inc. (REIT)	3,000	697,500
Extra Space Storage, Inc. (REIT)	13,200	1,019,568
Federal Realty Investment Trust (REIT)	7,781	1,105,758
Gaming and Leisure Properties, Inc. (REIT)	20,400	624,648
Healthcare Trust of America, Inc. (REIT), Class A	10,850	315,844
Iron Mountain, Inc. (REIT)	28,376	921,652
Lamar Advertising Co. (REIT), Class A	8,900	598,436
Life Storage, Inc. (REIT)	3,300	281,358
Omega Healthcare Investors, Inc. (REIT)	7,400	231,324
Outfront Media, Inc. (REIT)	2,400	59,688
Public Storage (REIT)	16,162	3,612,207
Regency Centers Corp. (REIT)	1,900	131,005
Senior Housing Properties Trust (REIT)	3,000	56,790
Simon Property Group, Inc. (REIT)	30,561	5,429,773
Tanger Factory Outlet Centers, Inc. (REIT)	9,200	329,176
Taubman Centers, Inc. (REIT)	3,200	236,576
Ventas, Inc. (REIT)	11,600	725,232

		29,816,531

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	32,743	1,031,077

Total Real Estate		30,847,608

See Notes to Financial Statements.

1148

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.1%)
SBA Communications Corp., Class A*	8,618	$889,895
Verizon Communications, Inc.	223,600	11,935,768
Zayo Group Holdings, Inc.*	17,741	582,969

		13,408,632

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	19,200	1,104,192

Total Telecommunication Services		14,512,824

Utilities (0.0%)
Multi-Utilities (0.0%)
Dominion Resources, Inc.	4,200	321,678

Total Utilities		321,678

Total Common Stocks (99.2%) (Cost $546,753,812)		1,154,072,914

SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	9,825,261	9,828,209

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.6%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $700,055, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $714,000. (xx)	$700,000	700,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $300,023, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,400,280, collateralized by various Common Stocks; total market value $2,667,732. (xx)	2,400,000	2,400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,250,379, collateralized by various Common Stocks; total market value $3,612,554. (xx)	3,250,000	3,250,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $600,063, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $612,002. (xx)	$600,000	$600,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,080,549, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $3,141,986. (xx)	3,080,378	3,080,378
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $800,068, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,100,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,122,568. (xx)	1,100,000	1,100,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $2,000,133, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $2,040,136. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		18,230,378

Total Short-Term Investments (2.4%) (Cost $28,056,841)		28,058,587

Total Investments (101.6%) (Cost $574,810,653)		1,182,131,501
Other Assets Less Liabilities (-1.6%)		(18,852,213)

Net Assets (100%)		$1,163,279,288

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $5,344,040.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $17,669,065. This was secured by cash collateral of $18,230,378 which was subsequently invested in joint repurchase agreements with a total value of $18,230,378, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $2,908 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.5%, maturing 4/30/17 - 5/15/45.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	77	March-17	$8,532,617	$8,609,370	$76,753

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$239,997,704	$—	$—	$239,997,704
Consumer Staples	109,847,271	—	—	109,847,271
Energy	7,276,552	—	—	7,276,552
Financials	33,306,101	—	—	33,306,101
Health Care	185,477,783	—	—	185,477,783
Industrials	128,049,305	—	—	128,049,305
Information Technology	362,599,143	—	—	362,599,143
Materials	41,836,945	—	—	41,836,945
Real Estate	30,847,608	—	—	30,847,608
Telecommunication Services	14,512,824	—	—	14,512,824
Utilities	321,678	—	—	321,678
Futures	76,753	—	—	76,753
Short-Term Investments
Investment Companies	9,828,209	—	—	9,828,209
Repurchase Agreements	—	18,230,378	—	18,230,378

Total Assets	$1,163,977,876	$18,230,378	$—	$1,182,208,254

Total Liabilities	$—	$—	$—	$—

Total	$1,163,977,876	$18,230,378	$—	$1,182,208,254

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$76,753	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$1,063,376

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$134,860

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $9,210,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$150,673,475
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$276,023,853

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$622,459,191
Aggregate gross unrealized depreciation	(15,343,831)

Net unrealized appreciation	$607,115,360

Federal income tax cost of investments	$575,016,141

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $556,580,275)	$1,163,901,123
Repurchase Agreements (Cost $18,230,378)	18,230,378
Dividends, interest and other receivables	980,293
Receivable from Separate Accounts for Trust shares sold	247,919
Securities lending income receivable	15,414
Other assets	4,090

Total assets	1,183,379,217

LIABILITIES
Payable for return of collateral on securities loaned	18,230,378
Payable to Separate Accounts for Trust shares redeemed	1,116,627
Investment management fees payable	346,033
Distribution fees payable – Class IB	215,345
Administrative fees payable	97,407
Due to broker for futures variation margin	34,265
Distribution fees payable – Class IA	10,404
Trustees’ fees payable	2,969
Accrued expenses	46,501

Total liabilities	20,099,929

NET ASSETS	$1,163,279,288

Net assets were comprised of:
Paid in capital	$553,438,193
Accumulated undistributed net investment income (loss)	643,583
Accumulated undistributed net realized gain (loss) on investments and futures	1,799,911
Net unrealized appreciation (depreciation) on investments and futures	607,397,601

Net assets	$1,163,279,288

Class IA
Net asset value, offering and redemption price per share, $49,352,723 / 4,177,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.81

Class IB
Net asset value, offering and redemption price per share, $1,013,707,955 / 88,267,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.48

Class K
Net asset value, offering and redemption price per share, $100,218,610 / 8,486,214 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.81

(x)	Includes value of securities on loan of $17,669,065.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $280 foreign withholding tax)	$19,265,944
Interest	4,470
Securities lending (net)	223,080

Total income	19,493,494

EXPENSES
Investment management fees	4,070,096
Distribution fees – Class IB	2,494,313
Administrative fees	1,168,043
Distribution fees – Class IA	112,884
Custodian fees	84,350
Printing and mailing expenses	76,891
Professional fees	75,974
Trustees’ fees	26,875
Miscellaneous	30,727

Total expenses	8,140,153

NET INVESTMENT INCOME (LOSS)	11,353,341

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	61,235,523
Net distributions of realized gain received from underlying funds	7
Futures	1,063,376

Net realized gain (loss)	62,298,906

Change in unrealized appreciation (depreciation) on:
Investments	(2,523,369)
Futures	134,860

Net change in unrealized appreciation (depreciation)	(2,388,509)

NET REALIZED AND UNREALIZED GAIN (LOSS)	59,910,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,263,738

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,353,341	$11,298,453
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	62,298,906	104,615,066
Net change in unrealized appreciation (depreciation) on investments and futures	(2,388,509)	(55,355,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,263,738	60,558,463

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(483,116)	(373,372)
Class IB	(9,974,310)	(8,920,243)
Class K	(1,247,601)	(1,966,439)

	(11,705,027)	(11,260,054)

Distributions from net realized capital gains
Class IA	(2,471,978)	(3,704,364)
Class IB	(52,387,336)	(90,735,148)
Class K	(5,071,545)	(15,221,985)

	(59,930,859)	(109,661,497)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(71,635,886)	(120,921,551)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 842,715 and 907,486 shares, respectively ]	9,977,943	11,698,108
Capital shares issued in reinvestment of dividends and distributions [ 247,636 and 350,023 shares, respectively ]	2,955,094	4,077,736
Capital shares repurchased [ (528,901) and (481,749) shares, respectively ]	(6,235,590)	(6,204,872)

Total Class IA transactions	6,697,447	9,570,972

Class IB
Capital shares sold [ 8,003,542 and 11,425,001 shares, respectively ]	91,913,310	143,499,214
Capital shares issued in reinvestment of dividends and distributions [ 5,375,189 and 8,784,906 shares, respectively ]	62,361,646	99,655,391
Capital shares repurchased [ (13,290,203) and (10,200,470) shares, respectively ]	(154,158,178)	(128,170,491)

Total Class IB transactions	116,778	114,984,114

Class K
Capital shares sold [ 640,341 and 649,861 shares, respectively ]	7,607,335	8,342,857
Capital shares issued in reinvestment of dividends and distributions [ 529,726 and 1,475,547 shares, respectively ]	6,319,146	17,188,424
Capital shares repurchased [ (7,355,503) and (10,887,646) shares, respectively ]	(86,988,381)	(139,541,621)

Total Class K transactions	(73,061,900)	(114,010,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(66,247,675)	10,544,746

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,619,823)	(49,818,342)
NET ASSETS:
Beginning of year	1,229,899,111	1,279,717,453

End of year (a)	$1,163,279,288	$1,229,899,111

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$643,583	$691,368

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.81	$12.48	$12.60	$10.04	$8.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.11	0.12	0.11	0.12
Net realized and unrealized gain (loss) on investments and futures	0.64	0.47	1.42	3.13	1.18

Total from investment operations	0.75	0.58	1.54	3.24	1.30

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.12)	(0.11)	(0.12)
Distributions from net realized gains	(0.63)	(1.14)	(1.54)	(0.57)	—

Total dividends and distributions	(0.75)	(1.25)	(1.66)	(0.68)	(0.12)

Net asset value, end of year	$11.81	$11.81	$12.48	$12.60	$10.04

Total return	6.32%	4.84%	12.24%	32.47%	14.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,353	$42,712	$35,445	$27,227	$19,030
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.72%	0.73%	0.73%	0.73%
After waivers and fees paid indirectly (f)	0.73%	0.72%	0.73%	0.73%	0.73%
Before waivers and fees paid indirectly (f)	0.73%	0.72%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.95%	0.87%	0.91%	0.97%	1.18%
After waivers and fees paid indirectly (f)	0.95%	0.87%	0.91%	0.97%	1.18%
Before waivers and fees paid indirectly (f)	0.95%	0.87%	0.91%	0.97%	1.18%
Portfolio turnover rate^	13%	17%	15%	15%	16%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.50	$12.18	$12.33	$9.83	$8.68

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.11	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investments and futures	0.62	0.46	1.39	3.07	1.16

Total from investment operations	0.73	0.57	1.51	3.18	1.27

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.12)	(0.11)	(0.12)
Distributions from net realized gains	(0.63)	(1.14)	(1.54)	(0.57)	—

Total dividends and distributions	(0.75)	(1.25)	(1.66)	(0.68)	(0.12)

Net asset value, end of year	$11.48	$11.50	$12.18	$12.33	$9.83

Total return	6.29%	4.85%	12.24%	32.53%	14.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,013,708	$1,013,947	$951,916	$873,541	$635,996
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.72%	0.73%	0.73%	0.73%
After waivers and fees paid indirectly (f)	0.73%	0.72%	0.73%	0.73%	0.73%
Before waivers and fees paid indirectly (f)	0.73%	0.72%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.95%	0.87%	0.90%	0.97%	1.15%
After waivers and fees paid indirectly (f)	0.95%	0.87%	0.90%	0.97%	1.15%
Before waivers and fees paid indirectly (f)	0.95%	0.87%	0.90%	0.97%	1.15%
Portfolio turnover rate^	13%	17%	15%	15%	16%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.81	$12.48	$12.60	$10.04	$8.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.14	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investments and futures	0.65	0.48	1.43	3.14	1.20

Total from investment operations	0.79	0.62	1.58	3.28	1.33

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.16)	(0.15)	(0.15)
Distributions from net realized gains	(0.63)	(1.14)	(1.54)	(0.57)	—

Total dividends and distributions	(0.79)	(1.29)	(1.70)	(0.72)	(0.15)

Net asset value, end of year	$11.81	$11.81	$12.48	$12.60	$10.04

Total return	6.59%	5.11%	12.53%	32.80%	15.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$100,219	$173,240	$292,356	$439,002	$416,272
Ratio of expenses to average net assets:
After waivers (f)	0.48%	0.47%	0.48%	0.48%	0.48%
After waivers and fees paid indirectly (f)	0.48%	0.47%	0.48%	0.48%	0.48%
Before waivers and fees paid indirectly (f)	0.48%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.21%	1.11%	1.15%	1.21%	1.36%
After waivers and fees paid indirectly (f)	1.21%	1.11%	1.15%	1.21%	1.36%
Before waivers and fees paid indirectly (f)	1.21%	1.11%	1.15%	1.21%	1.36%
Portfolio turnover rate^	13%	17%	15%	15%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	16.57%	13.98%	0.77%
Portfolio – Class IB Shares**	16.47	14.00	0.65
Portfolio – Class K Shares*	16.79	14.17	15.17
Russell 1000® Value Index	17.34	14.80	5.72

*   Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.47% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•	During the one-year period, performance was positive with all of the ten sectors contributing positively to the returns.

•	Securities that helped performance for the one-year period included Exxon Mobil Corporation, JPMorgan Chase & Co., Chevron Corporation, Berkshire Hathaway Inc. Class B and AT&T Inc.

What hurt performance during the year:

•	The largest detractors from performance at the security level during the one-year period were Allergan plc, Microsoft Corporation, Abbott Laboratories, Perrigo Co. plc and Endo International plc.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	26.3%
Energy	13.4
Health Care	10.1
Industrials	9.9
Information Technology	9.3
Consumer Staples	7.9
Utilities	5.9
Real Estate	4.6
Consumer Discretionary	4.5
Telecommunication Services	3.8
Materials	2.8
Investment Company	1.0
Repurchase Agreements	0.8
U.S. Treasury Obligations	0.1
Cash and Other	(0.4)

100.0%

1157

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,100.45	$3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.45	3.73
Class IB
Actual	1,000.00	1,099.35	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.45	3.73
Class K
Actual	1,000.00	1,100.92	2.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.70	2.46

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1158

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (4.5%)
Auto Components (0.2%)
Adient plc*	3,988	$233,697
BorgWarner, Inc.	10,500	414,120
Gentex Corp.	5,500	108,295
Goodyear Tire & Rubber Co. (The)	15,100	466,137
Lear Corp.	740	97,954

		1,320,203

Automobiles (0.8%)
Ford Motor Co.	220,600	2,675,878
General Motors Co.	78,800	2,745,391
Tesla Motors, Inc. (x)*	395	84,408

		5,505,677

Distributors (0.0%)
Genuine Parts Co.	600	57,324

Diversified Consumer Services (0.1%)
Graham Holdings Co., Class B	279	142,834
H&R Block, Inc.	12,400	285,076

		427,910

Hotels, Restaurants & Leisure (0.7%)
Aramark	7,600	271,472
Carnival Corp.	22,988	1,196,756
Choice Hotels International, Inc.	600	33,630
Extended Stay America, Inc.	3,500	56,525
Hilton Worldwide Holdings, Inc.	3,500	95,200
Hyatt Hotels Corp., Class A*	2,025	111,902
International Game Technology plc	5,200	132,704
Marriott International, Inc., Class A	4,340	358,831
MGM Resorts International*	24,516	706,796
Norwegian Cruise Line Holdings Ltd.*	7,900	335,987
Royal Caribbean Cruises Ltd.	9,494	778,888
Wendy’s Co. (The) (x)	4,974	67,248
Wynn Resorts Ltd.	500	43,255

		4,189,194

Household Durables (0.4%)
CalAtlantic Group, Inc.	3,600	122,436
D.R. Horton, Inc.	8,327	227,577
Garmin Ltd.	6,085	295,062
Harman International Industries, Inc.	2,100	233,436
Lennar Corp., Class A	4,800	206,064
Lennar Corp., Class B (x)	600	20,700
Mohawk Industries, Inc.*	727	145,167
PulteGroup, Inc.	13,300	244,454
Toll Brothers, Inc.*	4,475	138,725
Whirlpool Corp.	3,716	675,457

		2,309,078

Internet & Direct Marketing Retail (0.1%)
Liberty Expedia Holdings, Inc., Class A*	2,400	95,208
Liberty Interactive Corp. QVC Group*	10,689	213,566

Liberty Ventures*	3,600	$132,732

		441,506

Leisure Products (0.0%)
Brunswick Corp.	900	49,086
Vista Outdoor, Inc.*	3,104	114,538

		163,624

Media (0.8%)
Clear Channel Outdoor Holdings, Inc., Class A	2,500	12,625
Comcast Corp., Class A	10,400	718,120
Discovery Communications, Inc., Class A*	800	21,928
Discovery Communications, Inc., Class C*	1,400	37,492
DISH Network Corp., Class A*	2,800	162,204
John Wiley & Sons, Inc., Class A	2,500	136,250
Liberty Broadband Corp., Class A*	1,621	117,458
Liberty Broadband Corp., Class C*	5,647	418,273
Liberty Media Corp-Liberty SiriusXM, Class A*	5,486	189,377
Liberty Media Corp-Liberty SiriusXM, Class C*	10,072	341,642
Lions Gate Entertainment Corp., Class A (x)	900	24,210
Lions Gate Entertainment Corp., Class B*	900	22,086
Live Nation Entertainment, Inc.*	3,100	82,460
Madison Square Garden Co. (The), Class A*	1,000	171,510
News Corp., Class A	21,505	246,447
News Corp., Class B	6,800	80,240
Regal Entertainment Group, Class A (x)	3,200	65,920
TEGNA, Inc.	12,173	260,380
Time Warner, Inc.	15,445	1,490,906
Tribune Media Co., Class A	3,700	129,426
Twenty-First Century Fox, Inc., Class A	13,520	379,101
Twenty-First Century Fox, Inc., Class B	6,100	166,225
Viacom, Inc., Class A	100	3,850
Viacom, Inc., Class B	2,200	77,220

		5,355,350

Multiline Retail (0.6%)
Dillard’s, Inc., Class A (x)	1,300	81,497
JC Penney Co., Inc. (x)*	18,359	152,563
Kohl’s Corp.	10,341	510,639
Macy’s, Inc.	17,790	637,060
Target Corp.	29,600	2,138,008

		3,519,767

Specialty Retail (0.6%)
AutoNation, Inc.*	2,200	107,030
Bed Bath & Beyond, Inc.	7,300	296,672
Best Buy Co., Inc.	15,400	657,118
Burlington Stores, Inc.*	1,700	144,075
Cabela’s, Inc.*	2,500	146,375

See Notes to Financial Statements.

1159

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CST Brands, Inc.	4,065	$195,730
Dick’s Sporting Goods, Inc.	1,100	58,410
Foot Locker, Inc.	991	70,252
GameStop Corp., Class A (x)	5,692	143,780
Gap, Inc. (The)	11,500	258,060
L Brands, Inc.	11,300	743,991
Michael’s Cos., Inc. (The)*	1,200	24,540
Murphy USA, Inc.*	846	52,004
Penske Automotive Group, Inc. (x)	2,400	124,416
Signet Jewelers Ltd. (x)	400	37,704
Staples, Inc.	35,900	324,895
Tiffany & Co. (x)	6,400	495,552
Urban Outfitters, Inc.*	1,100	31,328

		3,911,932

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	12,400	434,248
PVH Corp.	4,500	406,080
Ralph Lauren Corp.	2,900	261,928

		1,102,256

Total Consumer Discretionary		28,303,821

Consumer Staples (7.9%)
Beverages (0.7%)
Brown-Forman Corp., Class A	400	18,500
Brown-Forman Corp., Class B	600	26,952
Coca-Cola Co. (The)	55,600	2,305,176
Molson Coors Brewing Co., Class B	9,749	948,675
PepsiCo, Inc.	10,700	1,119,541

		4,418,844

Food & Staples Retailing (1.6%)
CVS Health Corp.	3,475	274,212
Walgreens Boots Alliance, Inc.	38,498	3,186,094
Wal-Mart Stores, Inc.	85,682	5,922,341
Whole Foods Market, Inc.	14,600	449,096

		9,831,743

Food Products (1.8%)
Archer-Daniels-Midland Co.	32,216	1,470,660
Bunge Ltd.	7,811	564,267
Conagra Brands, Inc.	5,035	199,134
Flowers Foods, Inc. (x)	1,100	21,967
Hain Celestial Group, Inc. (The)*	1,400	54,642
Hormel Foods Corp.	1,900	66,139
Ingredion, Inc.	1,129	141,080
JM Smucker Co. (The)	6,519	834,823
Kellogg Co.	1,015	74,816
Kraft Heinz Co. (The)	29,600	2,584,672
Lamb Weston Holdings, Inc.*	1,678	63,512
Mead Johnson Nutrition Co.	6,600	467,016
Mondelez International, Inc., Class A	83,962	3,722,036
Pilgrim’s Pride Corp.	3,100	58,869
Pinnacle Foods, Inc.	6,500	347,425
Post Holdings, Inc.*	1,500	120,585
TreeHouse Foods, Inc. (x)*	2,100	151,599
Tyson Foods, Inc., Class A	8,524	525,760

		11,469,002

Household Products (2.4%)
Clorox Co. (The)	1,104	$132,502
Colgate-Palmolive Co.	40,300	2,637,232
Energizer Holdings, Inc.	2,294	102,335
Kimberly-Clark Corp.	2,905	331,519
Procter & Gamble Co. (The)	144,389	12,140,227

		15,343,815

Personal Products (0.1%)
Coty, Inc., Class A	24,046	440,282
Edgewell Personal Care Co.*	3,294	240,429
Nu Skin Enterprises, Inc., Class A	2,000	95,560

		776,271

Tobacco (1.3%)
Philip Morris International, Inc.	78,300	7,163,667
Reynolds American, Inc.	18,000	1,008,720

		8,172,387

Total Consumer Staples		50,012,062

Energy (13.4%)
Energy Equipment & Services (2.3%)
Baker Hughes, Inc.	24,549	1,594,949
Diamond Offshore Drilling, Inc. (x)*	3,725	65,933
Dril-Quip, Inc.*	2,200	132,110
Ensco plc, Class A	16,600	161,352
FMC Technologies, Inc.*	12,400	440,572
Frank’s International NV (x)	2,400	29,544
Halliburton Co.	48,400	2,617,956
Helmerich & Payne, Inc. (x)	5,456	422,294
Nabors Industries Ltd.	16,153	264,909
National Oilwell Varco, Inc.	21,049	788,075
Noble Corp. plc (x)	13,600	80,512
Oceaneering International, Inc.	5,900	166,439
Patterson-UTI Energy, Inc.	8,257	222,278
Rowan Cos., plc, Class A (x)*	7,628	144,093
RPC, Inc. (x)	2,800	55,468
Schlumberger Ltd.	78,466	6,587,220
Superior Energy Services, Inc.	9,400	158,672
Transocean Ltd.*	19,000	280,060
Weatherford International plc*	58,800	293,412

		14,505,848

Oil, Gas & Consumable Fuels (11.1%)
Anadarko Petroleum Corp.	31,586	2,202,492
Antero Resources Corp.*	10,000	236,500
Apache Corp.	6,458	409,889
Cabot Oil & Gas Corp.	7,500	175,200
Cheniere Energy, Inc.*	11,000	455,730
Chesapeake Energy Corp. (x)*	32,897	230,937
Chevron Corp.	106,107	12,488,795
Cimarex Energy Co.	4,500	611,550
Concho Resources, Inc.*	8,000	1,060,800
ConocoPhillips	69,970	3,508,296
CONSOL Energy, Inc.	13,400	244,282
Continental Resources, Inc.*	2,600	134,004
Devon Energy Corp.	27,035	1,234,688
Diamondback Energy, Inc.*	3,300	333,498
Energen Corp.*	5,540	319,492
EOG Resources, Inc.	27,400	2,770,140

See Notes to Financial Statements.

1160

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

EQT Corp.	9,505	$621,627
Extraction Oil & Gas, Inc. (x)*	1,800	36,072
Exxon Mobil Corp.	235,299	21,238,089
Gulfport Energy Corp.*	7,500	162,300
Hess Corp.	15,918	991,532
HollyFrontier Corp.	9,000	294,840
Kinder Morgan, Inc.	108,300	2,242,893
Kosmos Energy Ltd. (x)*	8,800	61,688
Laredo Petroleum, Inc.*	9,300	131,502
Marathon Oil Corp.	48,048	831,711
Marathon Petroleum Corp.	29,648	1,492,777
Murphy Oil Corp.	8,987	279,765
Newfield Exploration Co.*	8,170	330,885
Noble Energy, Inc.	24,058	915,647
Occidental Petroleum Corp.	42,910	3,056,479
Parsley Energy, Inc., Class A*	8,600	303,064
PBF Energy, Inc., Class A (x)	5,900	164,492
Phillips 66	25,335	2,189,197
Pioneer Natural Resources Co.	9,100	1,638,637
QEP Resources, Inc.*	14,354	264,257
Range Resources Corp.	11,387	391,257
Rice Energy, Inc.*	9,300	198,555
SM Energy Co.	6,000	206,880
Spectra Energy Corp.	33,007	1,356,258
Targa Resources Corp.	9,300	521,451
Tesoro Corp.	6,852	599,207
Valero Energy Corp.	26,586	1,816,356
Whiting Petroleum Corp.*	11,400	137,028
Williams Cos., Inc. (The)	32,500	1,012,050
World Fuel Services Corp.	3,800	174,458
WPX Energy, Inc.*	18,401	268,103

		70,345,350

Total Energy		84,851,198

Financials (26.3%)
Banks (12.2%)
Associated Banc-Corp.	8,802	217,409
Bank of America Corp.	579,872	12,815,171
Bank of Hawaii Corp. (x)	2,524	223,854
BankUnited, Inc.	5,300	199,757
BB&T Corp.	45,533	2,140,962
BOK Financial Corp.	1,396	115,924
CIT Group, Inc.	11,612	495,600
Citigroup, Inc.	165,642	9,844,104
Citizens Financial Group, Inc.	17,500	623,525
Comerica, Inc.	10,005	681,441
Commerce Bancshares, Inc.	4,658	269,279
Cullen/Frost Bankers, Inc. (x)	3,147	277,660
East West Bancorp, Inc.	8,134	413,451
Fifth Third Bancorp	42,588	1,148,598
First Hawaiian, Inc. (x)	1,200	41,784
First Horizon National Corp.	12,784	255,808
First Republic Bank	1,600	147,424
Huntington Bancshares, Inc.	59,625	788,243
JPMorgan Chase & Co.	205,404	17,724,312
KeyCorp	60,683	1,108,678
M&T Bank Corp.	8,459	1,323,241
PacWest Bancorp (x)	6,600	359,304
People’s United Financial, Inc.	17,210	333,186
PNC Financial Services Group, Inc. (The)	28,389	3,320,377

Popular, Inc.	5,732	$251,176
Regions Financial Corp.	71,768	1,030,588
Signature Bank*	1,200	180,240
SunTrust Banks, Inc.	28,174	1,545,344
SVB Financial Group*	700	120,162
Synovus Financial Corp.	6,891	283,082
TCF Financial Corp.	9,449	185,106
U.S. Bancorp	92,050	4,728,609
Wells Fargo & Co.	257,834	14,209,232
Western Alliance Bancorp*	2,200	107,162
Zions Bancorp	11,568	497,887

		78,007,680

Capital Markets (4.1%)
Affiliated Managers Group, Inc.*	400	58,120
Ameriprise Financial, Inc.	6,310	700,031
Bank of New York Mellon Corp. (The)	58,899	2,790,635
BlackRock, Inc.	7,064	2,688,135
Charles Schwab Corp. (The)	13,200	521,004
CME Group, Inc.	19,100	2,203,185
Donnelley Financial Solutions, Inc.*	456	10,479
E*TRADE Financial Corp.*	15,722	544,767
Franklin Resources, Inc.	20,700	819,306
Goldman Sachs Group, Inc. (The)	21,827	5,226,474
Interactive Brokers Group, Inc., Class A	3,319	121,177
Intercontinental Exchange, Inc.	17,085	963,936
Invesco Ltd.	19,731	598,639
Lazard Ltd., Class A	6,000	246,540
Legg Mason, Inc.	5,826	174,256
LPL Financial Holdings, Inc.	4,000	140,840
Moody’s Corp.	1,000	94,270
Morgan Stanley	80,167	3,387,055
Nasdaq, Inc.	6,174	414,399
Northern Trust Corp.	11,681	1,040,193
Raymond James Financial, Inc.	7,292	505,117
State Street Corp.‡	22,128	1,719,788
T Rowe Price Group, Inc.	3,200	240,832
TD Ameritrade Holding Corp.	1,500	65,400
Thomson Reuters Corp.	17,243	754,899

		26,029,477

Consumer Finance (1.5%)
Ally Financial, Inc.	25,000	475,500
American Express Co.	45,000	3,333,600
Capital One Financial Corp.	27,130	2,366,821
Discover Financial Services	15,519	1,118,765
Navient Corp.	18,989	311,989
OneMain Holdings, Inc.*	2,900	64,206
Santander Consumer USA Holdings, Inc.*	5,900	79,650
SLM Corp.*	23,389	257,747
Synchrony Financial	47,393	1,718,944

		9,727,222

Diversified Financial Services (3.0%)
Berkshire Hathaway, Inc., Class B*	106,698	17,389,641
FNF Group	14,438	490,314
Leucadia National Corp.	18,213	423,452

See Notes to Financial Statements.

1161

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Voya Financial, Inc.	11,700	$458,874

		18,762,281

Insurance (5.1%)
Aflac, Inc.	22,815	1,587,924
Alleghany Corp.*	880	535,146
Allied World Assurance Co. Holdings AG	5,263	282,676
Allstate Corp. (The)	21,088	1,563,043
American Financial Group, Inc.	3,991	351,687
American International Group, Inc.	57,406	3,749,185
American National Insurance Co.	482	60,062
AmTrust Financial Services, Inc.	4,600	125,948
Arch Capital Group Ltd.*	6,601	569,600
Arthur J. Gallagher & Co.	3,000	155,880
Aspen Insurance Holdings Ltd.	3,401	187,055
Assurant, Inc.	3,461	321,388
Assured Guaranty Ltd.	7,354	277,761
Axis Capital Holdings Ltd.	5,106	333,269
Brown & Brown, Inc.	5,985	268,487
Chubb Ltd.	26,086	3,446,481
Cincinnati Financial Corp.	8,656	655,692
CNA Financial Corp.	1,660	68,890
Endurance Specialty Holdings Ltd.	3,504	323,770
Erie Indemnity Co., Class A	400	44,980
Everest Reinsurance Group Ltd.	2,312	500,317
First American Financial Corp.	5,900	216,117
Hanover Insurance Group, Inc. (The)	2,459	223,794
Hartford Financial Services Group, Inc. (The)	22,099	1,053,017
Lincoln National Corp.	10,214	676,882
Loews Corp.	16,085	753,261
Markel Corp.*	795	719,078
Mercury General Corp.	1,474	88,750
MetLife, Inc.	52,330	2,820,063
Old Republic International Corp.	13,784	261,896
Principal Financial Group, Inc.	15,284	884,332
ProAssurance Corp.	2,800	157,360
Progressive Corp. (The)	29,785	1,057,368
Prudential Financial, Inc.	25,111	2,613,050
Reinsurance Group of America, Inc.	3,503	440,782
RenaissanceReinsurance Holdings Ltd.	2,451	333,875
Torchmark Corp.	6,562	484,013
Travelers Cos., Inc. (The)	16,575	2,029,111
Unum Group	13,789	605,751
Validus Holdings Ltd.	4,127	227,026
W. R. Berkley Corp.	5,464	363,411
White Mountains Insurance Group Ltd.	258	215,701
XL Group Ltd.	10,145	378,003

		32,011,882

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AGNC Investment Corp. (REIT)	18,500	335,405
Annaly Capital Management, Inc. (REIT)	57,895	577,213
Chimera Investment Corp. (REIT)	11,458	195,015

MFA Financial, Inc. (REIT)	22,100	$168,623
Starwood Property Trust, Inc. (REIT)	14,900	327,055
Two Harbors Investment Corp. (REIT)	20,600	179,632

		1,782,943

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	27,395	435,854
TFS Financial Corp.	4,143	78,883

		514,737

Total Financials		166,836,222

Health Care (10.1%)
Biotechnology (0.0%)
Alnylam Pharmaceuticals, Inc. (x)*	600	22,464
Juno Therapeutics, Inc. (x)*	300	5,655
OPKO Health, Inc. (x)*	1,500	13,950
United Therapeutics Corp.*	1,800	258,174

		300,243

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	82,534	3,170,131
Alere, Inc.*	3,876	151,048
Baxter International, Inc.	24,923	1,105,086
Cooper Cos., Inc. (The)	626	109,506
Danaher Corp.	25,200	1,961,568
DENTSPLY SIRONA, Inc.	13,200	762,036
Hill-Rom Holdings, Inc.	305	17,123
Medtronic plc	79,403	5,655,875
St. Jude Medical, Inc.	4,700	376,893
Teleflex, Inc.	1,972	317,788
Zimmer Biomet Holdings, Inc.	4,759	491,129

		14,118,183

Health Care Providers & Services (1.3%)
Acadia Healthcare Co., Inc. (x)*	2,600	86,060
Aetna, Inc.	12,697	1,574,555
Anthem, Inc.	10,826	1,556,454
Brookdale Senior Living, Inc.*	9,500	117,990
Cardinal Health, Inc.	1,378	99,175
Centene Corp.*	2,764	156,194
Cigna Corp.	9,600	1,280,544
DaVita, Inc.*	5,600	359,520
Envision Healthcare Corp.*	1,867	118,162
Express Scripts Holding Co.*	4,100	282,039
HCA Holdings, Inc.*	5,500	407,110
Humana, Inc.	532	108,544
Laboratory Corp. of America Holdings*	3,280	421,086
LifePoint Health, Inc.*	2,233	126,834
MEDNAX, Inc.*	1,500	99,990
Premier, Inc., Class A*	1,700	51,612
Quest Diagnostics, Inc.	8,110	745,309
Universal Health Services, Inc., Class B	3,800	404,244
WellCare Health Plans, Inc.*	200	27,416

		8,022,838

See Notes to Financial Statements.

1162

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	10,300	$105,163

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	13,800	628,728
Bio-Rad Laboratories, Inc., Class A*	1,210	220,559
Patheon NV*	800	22,968
PerkinElmer, Inc.	5,015	261,532
QIAGEN NV*	13,200	369,864
Quintiles IMS Holdings, Inc.*	1,600	121,680
Thermo Fisher Scientific, Inc.	11,995	1,692,495
VWR Corp.*	4,000	100,120

		3,417,946

Pharmaceuticals (6.1%)
Allergan plc*	7,700	1,617,077
Endo International plc*	11,300	186,111
Johnson & Johnson	128,202	14,770,151
Mallinckrodt plc*	6,025	300,166
Merck & Co., Inc.	156,772	9,229,168
Mylan NV*	18,000	686,700
Perrigo Co. plc	7,600	632,548
Pfizer, Inc.	315,300	10,240,944

		37,662,865

Total Health Care		63,627,238

Industrials (9.9%)
Aerospace & Defense (1.6%)
Arconic, Inc.	24,693	457,808
General Dynamics Corp.	8,103	1,399,064
Huntington Ingalls Industries, Inc.	400	73,676
L-3 Communications Holdings, Inc.	4,380	666,242
Orbital ATK, Inc.	3,176	278,630
Raytheon Co.	10,532	1,495,544
Spirit AeroSystems Holdings, Inc., Class A	3,499	204,167
Textron, Inc.	10,239	497,206
United Technologies Corp.	44,000	4,823,280

		9,895,617

Air Freight & Logistics (0.0%)
Expeditors International of Washington, Inc.	3,000	158,880

Airlines (0.6%)
Alaska Air Group, Inc.	1,200	106,476
American Airlines Group, Inc.	29,500	1,377,355
Copa Holdings SA, Class A	1,800	163,494
Delta Air Lines, Inc.	9,400	462,386
JetBlue Airways Corp.*	16,400	367,688
Spirit Airlines, Inc.*	3,900	225,654
United Continental Holdings, Inc.*	18,000	1,311,840

		4,014,893

Building Products (0.4%)
Armstrong World Industries, Inc. (x)*	2,600	108,680
Johnson Controls International plc	40,584	1,671,655

Lennox International, Inc.	200	$30,634
Masco Corp.	6,400	202,368
Owens Corning	6,268	323,178
USG Corp.*	4,800	138,624

		2,475,139

Commercial Services & Supplies (0.2%)
Clean Harbors, Inc.*	2,700	150,255
LSC Communications, Inc.	456	13,534
Republic Services, Inc.	13,432	766,296
RR Donnelley & Sons Co.	1,217	19,861
Stericycle, Inc.*	200	15,408
Waste Management, Inc.	4,249	301,297

		1,266,651

Construction & Engineering (0.3%)
AECOM*	8,894	323,386
Chicago Bridge & Iron Co. NV (N.Y. Shares)	6,400	203,200
Fluor Corp.	8,000	420,160
Jacobs Engineering Group, Inc.*	6,578	374,946
KBR, Inc.	8,182	136,558
Quanta Services, Inc.*	6,164	214,815
Valmont Industries, Inc.	200	28,180

		1,701,245

Electrical Equipment (0.7%)
AMETEK, Inc.	10,900	529,740
Eaton Corp. plc	25,674	1,722,469
Emerson Electric Co.	30,100	1,678,075
Hubbell, Inc.	1,090	127,203
Regal Beloit Corp.	2,752	190,576
Rockwell Automation, Inc.	1,500	201,600

		4,449,663

Industrial Conglomerates (2.1%)
Carlisle Cos., Inc.	2,429	267,894
General Electric Co.	418,518	13,225,168
Roper Technologies, Inc.	2,700	494,316

		13,987,378

Machinery (2.2%)
AGCO Corp.	3,821	221,083
Allison Transmission Holdings, Inc.	7,800	262,782
Caterpillar, Inc.	31,400	2,912,035
Colfax Corp.*	5,600	201,208
Crane Co.	2,741	197,681
Cummins, Inc.	8,900	1,216,363
Deere & Co.	13,400	1,380,736
Donaldson Co., Inc.	400	16,832
Dover Corp.	8,823	661,107
Flowserve Corp. (x)	2,800	134,540
Fortive Corp.	12,800	686,464
IDEX Corp.	260	23,416
Ingersoll-Rand plc	7,431	557,622
ITT, Inc.	5,000	192,850
Lincoln Electric Holdings, Inc.	1,200	92,004
Manitowoc Foodservice, Inc.*	3,900	75,387
Oshkosh Corp.	4,000	258,440
PACCAR, Inc.	17,600	1,124,640
Parker-Hannifin Corp.	7,566	1,059,240

See Notes to Financial Statements.

1163

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pentair plc	9,636	$540,291
Snap-on, Inc.	900	154,143
Stanley Black & Decker, Inc.	7,568	867,974
Terex Corp.	5,868	185,018
Timken Co. (The)	4,266	169,360
Trinity Industries, Inc.	8,706	241,679
Xylem, Inc.	4,713	233,388

		13,666,283

Marine (0.0%)
Kirby Corp.*	3,100	206,150

Professional Services (0.1%)
Dun & Bradstreet Corp. (The)	1,200	145,584
ManpowerGroup, Inc.	3,967	352,547
Nielsen Holdings plc	4,330	181,644

		679,775

Road & Rail (1.5%)
AMERCO	200	73,918
CSX Corp.	54,100	1,943,813
Genesee & Wyoming, Inc., Class A*	3,100	215,171
Hertz Global Holdings, Inc.*	3,180	68,561
Kansas City Southern	6,300	534,555
Norfolk Southern Corp.	16,801	1,815,684
Old Dominion Freight Line, Inc.*	1,400	120,106
Ryder System, Inc.	3,109	231,434
Union Pacific Corp.	40,300	4,178,304

		9,181,546

Trading Companies & Distributors (0.1%)
Air Lease Corp.	2,700	92,691
Herc Holdings, Inc.*	1,060	42,570
MSC Industrial Direct Co., Inc., Class A	1,500	138,585
United Rentals, Inc.*	700	73,906
WESCO International, Inc.*	2,892	192,462

		540,214

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	4,300	351,310

Total Industrials		62,574,744

Information Technology (9.3%)
Communications Equipment (1.8%)
ARRIS International plc*	8,100	244,053
Brocade Communications Systems, Inc.	22,308	278,627
Cisco Systems, Inc.	284,000	8,582,480
EchoStar Corp., Class A*	2,859	146,924
Harris Corp.	7,190	736,759
Juniper Networks, Inc.	20,600	582,156
Motorola Solutions, Inc.	8,900	737,721

		11,308,720

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	4,995	356,144
Avnet, Inc.	7,058	336,031
Corning, Inc.	53,567	1,300,071
Dolby Laboratories, Inc., Class A	3,100	140,089
Fitbit, Inc., Class A (x)*	1,100	8,052
FLIR Systems, Inc.	7,500	271,425

IPG Photonics Corp.*	300	$29,613
Jabil Circuit, Inc.	11,318	267,897
Keysight Technologies, Inc.*	9,400	343,758
National Instruments Corp.	1,200	36,984
Trimble, Inc.*	2,900	87,435
Zebra Technologies Corp., Class A*	500	42,880

		3,220,379

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	1,100	73,348
CommerceHub, Inc.*	1,800	27,042
IAC/InterActiveCorp*	800	51,832
Nutanix, Inc., Class A (x)*	200	5,312
Pandora Media, Inc. (x)*	1,700	22,168
Twilio, Inc., Class A (x)*	200	5,770
Twitter, Inc.*	4,100	66,830
Yahoo!, Inc.*	49,082	1,898,001
Yelp, Inc.*	900	34,317
Zillow Group, Inc., Class A (x)*	1,000	36,450
Zillow Group, Inc., Class C (x)*	2,000	72,940

		2,294,010

IT Services (0.8%)
Amdocs Ltd.	8,171	475,961
Booz Allen Hamilton Holding Corp.	700	25,249
Computer Sciences Corp.	7,941	471,854
CoreLogic, Inc.*	2,035	74,949
Fidelity National Information Services, Inc.	7,752	586,361
International Business Machines Corp.	15,700	2,606,043
Leidos Holdings, Inc.	3,950	202,003
Xerox Corp.	55,500	484,515

		4,926,935

Semiconductors & Semiconductor Equipment (3.0%)
Analog Devices, Inc.	17,200	1,249,064
Applied Materials, Inc.	17,200	555,044
Cree, Inc. (x)*	3,500	92,365
Cypress Semiconductor Corp. (x)	18,600	212,784
First Solar, Inc. (x)*	4,000	128,360
Intel Corp.	242,611	8,799,500
Lam Research Corp.	1,720	181,856
Linear Technology Corp.	7,000	436,450
Marvell Technology Group Ltd.	23,200	321,784
Micron Technology, Inc.*	58,329	1,278,572
ON Semiconductor Corp.*	20,400	260,304
Qorvo, Inc.*	6,700	353,291
QUALCOMM, Inc.	66,000	4,303,200
Skyworks Solutions, Inc.	900	67,194
SunPower Corp. (x)*	2,300	15,203
Teradyne, Inc.	11,300	287,020
Versum Materials, Inc.*	700	19,649
Xilinx, Inc.	9,600	579,552

		19,141,192

Software (1.5%)
ANSYS, Inc.*	3,600	332,964
Autodesk, Inc.*	2,100	155,421

See Notes to Financial Statements.

1164

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CA, Inc.	16,258	$516,517
Dell Technologies, Inc., Class V*	10,822	594,885
FireEye, Inc.*	6,400	76,160
Nuance Communications, Inc.*	3,000	44,700
Oracle Corp.	151,100	5,809,795
PTC, Inc.*	3,500	161,945
SS&C Technologies Holdings, Inc.	1,400	40,040
Symantec Corp.	30,200	721,478
Synopsys, Inc.*	7,986	470,056
VMware, Inc., Class A (x)*	3,100	244,063
Zynga, Inc., Class A (x)*	47,300	121,561

		9,289,585

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	26,160	3,029,851
Hewlett Packard Enterprise Co.	97,200	2,249,208
HP, Inc.	97,200	1,442,448
NetApp, Inc.	16,000	564,320
Western Digital Corp.	15,969	1,085,094

		8,370,921

Total Information Technology		58,551,742

Materials (2.8%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	1,400	201,348
Albemarle Corp.	6,325	544,456
Ashland Global Holdings, Inc.	3,417	373,444
Cabot Corp.	3,535	178,659
Celanese Corp.	7,400	582,676
CF Industries Holdings, Inc.	12,800	402,944
Dow Chemical Co. (The)	63,310	3,622,598
Eastman Chemical Co.	8,500	639,285
FMC Corp.	1,400	79,184
Huntsman Corp.	10,901	207,991
LyondellBasell Industries NV, Class A	11,100	952,158
Monsanto Co.	8,700	915,327
Mosaic Co. (The)	19,500	571,935
NewMarket Corp.	100	42,384
Platform Specialty Products Corp. (x)*	12,100	118,701
Praxair, Inc.	1,900	222,661
Scotts Miracle-Gro Co. (The), Class A	100	9,555
Valvoline, Inc. (x)	1,700	36,550
W.R. Grace & Co.	1,700	114,988
Westlake Chemical Corp.	2,300	128,777

		9,945,621

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	300	66,459
Vulcan Materials Co.	482	60,322

		126,781

Containers & Packaging (0.4%)
AptarGroup, Inc.	2,699	198,242
Avery Dennison Corp.	381	26,754
Bemis Co., Inc.	4,871	232,931
Graphic Packaging Holding Co.	5,200	64,896
International Paper Co.	23,075	1,224,359

Sonoco Products Co.	5,682	$299,441
WestRock Co.	14,189	720,376

		2,766,999

Metals & Mining (0.7%)
Alcoa Corp.	8,231	231,126
Compass Minerals International, Inc. (x)	1,900	148,865
Freeport-McMoRan, Inc.*	57,600	759,744
Newmont Mining Corp.	29,800	1,015,286
Nucor Corp.	17,720	1,054,695
Reliance Steel & Aluminum Co.	3,809	302,968
Royal Gold, Inc.	3,400	215,390
Southern Copper Corp. (x)	2,600	83,044
Steel Dynamics, Inc.	11,001	391,416
Tahoe Resources, Inc.	16,500	155,430
United States Steel Corp.	8,524	281,377

		4,639,341

Paper & Forest Products (0.0%)
Domtar Corp.	3,746	146,206

Total Materials		17,624,948

Real Estate (4.6%)
Equity Real Estate Investment Trusts (REITs) (4.5%)
Alexandria Real Estate Equities, Inc. (REIT)	3,942	438,074
American Campus Communities, Inc. (REIT)	7,200	358,344
American Homes 4 Rent (REIT), Class A	9,200	193,016
Apartment Investment & Management Co. (REIT), Class A	8,764	398,324
Apple Hospitality REIT, Inc. (REIT)	9,100	181,818
AvalonBay Communities, Inc. (REIT)	7,657	1,356,438
Boston Properties, Inc. (REIT)	7,229	909,264
Brandywine Realty Trust (REIT)	10,153	167,626
Brixmor Property Group, Inc. (REIT)	11,500	280,830
Camden Property Trust (REIT)	4,688	394,120
Care Capital Properties, Inc. (REIT)	4,634	115,850
Columbia Property Trust, Inc. (REIT)	6,900	149,040
Communications Sales & Leasing, Inc. (REIT)*	6,742	171,314
CoreCivic, Inc. (REIT)	6,534	159,822
Corporate Office Properties Trust (REIT)	5,267	164,436
Crown Castle International Corp. (REIT)	2,500	216,925
CubeSmart (REIT)	3,100	82,987
CyrusOne, Inc. (REIT) (x)	500	22,365
DCT Industrial Trust, Inc. (REIT)	5,000	239,400
DDR Corp. (REIT)	17,912	273,516
Digital Realty Trust, Inc. (REIT)	2,900	284,954
Douglas Emmett, Inc. (REIT)	8,149	297,927
Duke Realty Corp. (REIT)	19,302	512,661

See Notes to Financial Statements.

1165

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Empire State Realty Trust, Inc. (REIT), Class A	3,300	$66,627
EPR Properties (REIT)	3,500	251,195
Equity Commonwealth (REIT)*	6,717	203,122
Equity One, Inc. (REIT)	5,000	153,450
Equity Residential (REIT)	19,909	1,281,343
Essex Property Trust, Inc. (REIT)	2,180	506,850
Forest City Realty Trust, Inc. (REIT), Class A	13,660	284,674
General Growth Properties, Inc. (REIT)	32,559	813,324
HCP, Inc. (REIT)	26,391	784,341
Healthcare Trust of America, Inc. (REIT), Class A	1,950	56,765
Highwoods Properties, Inc. (REIT)	5,300	270,353
Hospitality Properties Trust (REIT)	8,891	282,200
Host Hotels & Resorts, Inc. (REIT)	42,190	794,860
Kilroy Realty Corp. (REIT)	5,100	373,422
Kimco Realty Corp. (REIT)	22,233	559,382
Liberty Property Trust (REIT)	8,022	316,869
Life Storage, Inc. (REIT)	900	76,734
Macerich Co. (The) (REIT)	8,070	571,679
Mid-America Apartment Communities, Inc. (REIT)	6,259	612,881
National Retail Properties, Inc. (REIT)	8,200	362,440
NorthStar Realty Finance Corp. (REIT)	9,725	147,334
Omega Healthcare Investors, Inc. (REIT)	6,400	200,064
Outfront Media, Inc. (REIT)	7,031	174,861
Paramount Group, Inc. (REIT)	10,000	159,900
Piedmont Office Realty Trust, Inc. (REIT), Class A	8,030	167,907
Prologis, Inc. (REIT)	29,786	1,572,402
Quality Care Properties, Inc. (REIT)*	5,278	81,809
Rayonier, Inc. (REIT)	7,500	199,500
Realty Income Corp. (REIT)	14,526	834,954
Regency Centers Corp. (REIT)	4,925	339,579
Retail Properties of America, Inc. (REIT), Class A	13,200	202,356
Senior Housing Properties Trust (REIT)	11,479	217,297
Simon Property Group, Inc. (REIT)	1,600	284,272
SL Green Realty Corp. (REIT)	5,670	609,809
Spirit Realty Capital, Inc. (REIT)	26,300	285,618
STORE Capital Corp. (REIT)	8,300	205,093
Sun Communities, Inc. (REIT)	4,000	306,440
Tanger Factory Outlet Centers, Inc. (REIT)	500	17,890
Taubman Centers, Inc. (REIT)	1,601	118,362
UDR, Inc. (REIT)	15,112	551,286
Ventas, Inc. (REIT)	13,136	821,263
VEREIT, Inc. (REIT)	53,700	454,302
Vornado Realty Trust (REIT)	9,756	1,018,234
Weingarten Realty Investors (REIT)	6,502	232,707

Welltower, Inc. (REIT)	20,070	$1,343,285
Weyerhaeuser Co. (REIT)	41,671	1,253,880
WP Carey, Inc. (REIT)	5,700	336,813

		28,128,779

Real Estate Management & Development (0.1%)
Howard Hughes Corp. (The)*	1,947	222,153
Jones Lang LaSalle, Inc.	2,500	252,600
Realogy Holdings Corp. (x)	8,000	205,840

		680,593

Total Real Estate		28,809,372

Telecommunication Services (3.8%)
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	347,562	14,781,811
CenturyLink, Inc.	30,908	734,992
Frontier Communications Corp. (x)	67,333	227,586
Level 3 Communications, Inc.*	16,700	941,212
SBA Communications Corp., Class A*	2,500	258,150
Verizon Communications, Inc.	115,600	6,170,728

		23,114,479

Wireless Telecommunication Services (0.1%)
Sprint Corp. (x)*	42,111	354,575
Telephone & Data Systems, Inc.	5,246	151,452
T-Mobile US, Inc.*	6,000	345,060
United States Cellular Corp.*	771	33,708

		884,795

Total Telecommunication Services		23,999,274

Utilities (5.9%)
Electric Utilities (3.5%)
Alliant Energy Corp.	12,686	480,673
American Electric Power Co., Inc.	27,554	1,734,800
Avangrid, Inc.	3,200	121,216
Duke Energy Corp.	38,793	3,011,113
Edison International	17,876	1,286,893
Entergy Corp.	9,969	732,422
Eversource Energy	17,667	975,748
Exelon Corp.	49,853	1,769,283
FirstEnergy Corp.	24,063	745,231
Great Plains Energy, Inc.	11,935	326,422
Hawaiian Electric Industries, Inc.	6,504	215,087
NextEra Energy, Inc.	25,984	3,104,049
OGE Energy Corp.	11,584	387,485
PG&E Corp.	27,909	1,696,030
Pinnacle West Capital Corp.	6,251	487,766
PPL Corp.	38,074	1,296,420
Southern Co. (The)	53,096	2,611,792
Westar Energy, Inc.	8,128	458,013
Xcel Energy, Inc.	28,919	1,177,003

		22,617,446

Gas Utilities (0.2%)
Atmos Energy Corp.	5,627	417,242
National Fuel Gas Co.	4,044	229,052
UGI Corp.	9,537	439,465

		1,085,759

See Notes to Financial Statements.

1166

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	36,586	$425,130
Calpine Corp.*	20,947	239,424
NRG Energy, Inc.	18,294	224,284

		888,838

Multi-Utilities (1.9%)
Ameren Corp.	13,525	709,522
CenterPoint Energy, Inc.	24,582	605,700
CMS Energy Corp.	15,870	660,509
Consolidated Edison, Inc.	16,977	1,250,865
Dominion Resources, Inc.	32,821	2,513,761
DTE Energy Co.	10,001	985,199
MDU Resources Group, Inc.	11,246	323,547
NiSource, Inc.	18,472	408,970
Public Service Enterprise Group, Inc.	28,158	1,235,573
SCANA Corp.	7,194	527,176
Sempra Energy	13,959	1,404,834
Vectren Corp.	4,614	240,620
WEC Energy Group, Inc.	17,786	1,043,149

		11,909,425

Water Utilities (0.2%)
American Water Works Co., Inc.	10,183	736,842
Aqua America, Inc.	9,871	296,525

		1,033,367

Total Utilities		37,534,835

Total Common Stocks (98.5%) (Cost $464,194,250)		622,725,456

SHORT-TERM INVESTMENTS:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	6,075,880	6,077,703

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	$300,000	$300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $500,058, collateralized by various Common Stocks; total market value $555,778. (xx)	500,000	500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $500,058, collateralized by various Common Stocks; total market value $555,778. (xx)	500,000	500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $296,674, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $302,591. (xx)	296,658	296,658
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	300,000	300,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $400,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,200,067, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,224,068. (xx)	1,200,000	1,200,000

See Notes to Financial Statements.

1167

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $600,033, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $612,000. (xx)	$600,000	$600,000

Total Repurchase Agreements		4,896,658

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills
0.46%, 3/2/17#(p)	785,000	784,384

Total Short-Term Investments (1.9%) (Cost $11,758,421)		11,758,745

Total Investments (100.4%) (Cost $475,952,671)		634,484,201
Other Assets Less Liabilities (-0.4%)		(2,757,682)

Net Assets (100%)		$631,726,519

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $784,384.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $4,771,650. This was secured by cash collateral of $4,896,658 which was subsequently invested in joint repurchase agreements with a total value of $4,896,658, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $45,627 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 3.625%, maturing 6/30/18 - 5/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
State Street Corp.	$1,548,046	$28,164	$94,349	$1,719,788	$31,898	$(6,879)

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	6	March-17	$375,274	$371,940	$(3,334)
S&P 500 E-Mini Index	74	March-17	8,326,647	8,273,940	(52,707)
S&P MidCap 400 E-Mini Index	3	March-17	505,672	497,730	(7,942)

					$(63,983)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,303,821	$—	$—	$28,303,821
Consumer Staples	50,012,062	—	—	50,012,062
Energy	84,851,198	—	—	84,851,198
Financials	166,836,222	—	—	166,836,222
Health Care	63,627,238	—	—	63,627,238
Industrials	62,574,744	—	—	62,574,744
Information Technology	58,551,742	—	—	58,551,742
Materials	17,624,948	—	—	17,624,948
Real Estate	28,809,372	—	—	28,809,372
Telecommunication Services	23,999,274	—	—	23,999,274
Utilities	37,534,835	—	—	37,534,835
Short-Term Investments
Investment Companies	6,077,703	—	—	6,077,703
Repurchase Agreements	—	4,896,658	—	4,896,658
U.S. Treasury Obligations	—	784,384	—	784,384

Total Assets	$628,803,159	$5,681,042	$—	$634,484,201

Liabilities:
Futures	$(63,983)	$—	$—	$(63,983)

Total Liabilities	$(63,983)	$—	$—	$(63,983)

Total	$628,739,176	$5,681,042	$—	$634,420,218

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(63,983	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$1,101,460

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$(125,539)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,550,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$100,833,178
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$108,079,400

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$176,064,446
Aggregate gross unrealized depreciation	(21,127,260)

Net unrealized appreciation	$154,937,186

Federal income tax cost of investments	$479,547,015

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $818,680)	$1,719,788
Unaffiliated Issuers (Cost $470,237,333)	627,867,755
Repurchase Agreements (Cost $4,896,658)	4,896,658
Cash	1,861,693
Dividends, interest and other receivables	1,085,859
Receivable from Separate Accounts for Trust shares sold	291,362
Securities lending income receivable	2,145
Other assets	1,824

Total assets	637,727,084

LIABILITIES
Payable for return of collarteral on securities loaned	4,896,658
Payable to Separate Accounts for Trust shares redeemed	653,666
Investment management fees payable	186,404
Distribution fees payable – Class IB	120,678
Administrative fees payable	52,472
Due to broker for futures variation margin	36,804
Distribution fees payable – Class IA	12,445
Trustees’ fees payable	1,128
Accrued expenses	40,310

Total liabilities	6,000,565

NET ASSETS	$631,726,519

Net assets were comprised of:
Paid in capital	$476,305,627
Accumulated undistributed net investment income (loss)	323,745
Accumulated undistributed net realized gain (loss) on investments and futures	(3,370,400)
Net unrealized appreciation (depreciation) on investments and futures	158,467,547

Net assets	$631,726,519

Class IA
Net asset value, offering and redemption price per share, $59,199,750 / 6,862,760 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.63

Class IB
Net asset value, offering and redemption price per share, $572,414,986 / 66,560,305 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.60

Class K
Net asset value, offering and redemption price per share, $111,783 / 13,012 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.59

(x)	Includes value of securities on loan of $4,771,650.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($31,898 of dividend income received from affiliates) (net of $7,099 foreign withholding tax)	$14,797,286
Interest	8,799
Securities lending (net)	41,967

Total income	14,848,052

EXPENSES
Investment management fees	1,990,879
Distribution fees – Class IB	1,293,118
Administrative fees	571,108
Distribution fees – Class IA	128,693
Professional fees	60,880
Custodian fees	52,000
Printing and mailing expenses	38,251
Trustees’ fees	12,870
Miscellaneous	15,803

Total expenses	4,163,602

NET INVESTMENT INCOME (LOSS)	10,684,450

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(6,879) of realized gain (loss) from affiliates)	17,441,787
Futures	1,101,460

Net realized gain (loss)	18,543,247

Change in unrealized appreciation (depreciation) on:
Investments ($237,927 of change in unrealized appreciation (depreciation) from affiliates)	58,025,649
Futures	(125,539)

Net change in unrealized appreciation (depreciation)	57,900,110

NET REALIZED AND UNREALIZED GAIN (LOSS)	76,443,357

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,127,807

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,684,450	$10,925,900
Net realized gain (loss) on investments and futures	18,543,247	36,434,203
Net change in unrealized appreciation (depreciation) on investments and futures	57,900,110	(73,812,771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,127,807	(26,452,668)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,017,100)	(1,105,961)
Class IB	(9,776,141)	(9,807,242)
Class K	(2,195)	(2,087)

	(10,795,436)	(10,915,290)

Distributions from net realized capital gains
Class IA	(1,727,237)	(1,449,773)
Class IB	(16,685,077)	(12,896,875)
Class K	(3,260)	(2,428)

	(18,415,574)	(14,349,076)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,211,010)	(25,264,366)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,490,124 and 2,577,268 shares, respectively ]	12,335,416	21,537,024
Capital shares issued in reinvestment of dividends and distributions [ 316,091 and 336,474 shares, respectively ]	2,744,337	2,555,734
Capital shares repurchased [ (2,295,641) and (1,706,206) shares, respectively ]	(17,478,608)	(14,261,875)

Total Class IA transactions	(2,398,855)	9,830,883

Class IB
Capital shares sold [ 8,308,222 and 7,386,531 shares, respectively ]	68,197,391	61,630,850
Capital shares issued in reinvestment of dividends and distributions [ 3,057,089 and 2,997,863 shares, respectively ]	26,461,218	22,704,117
Capital shares repurchased [ (10,189,112) and (10,551,757) shares, respectively ]	(81,692,141)	(87,917,927)

Total Class IB transactions	12,966,468	(3,582,960)

Class K
Capital shares sold [ 0 and 11,784 shares, respectively ]	—	100,000
Capital shares issued in reinvestment of dividends and distributions [ 631 and 597 shares, respectively ]	5,455	4,515
Capital shares repurchased [ 0 and (21) shares, respectively ]	—	(183)

Total Class K transactions	5,455	104,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,573,068	6,352,255

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,489,865	(45,364,779)
NET ASSETS:
Beginning of year	563,236,654	608,601,433

End of year (a)	$631,726,519	$563,236,654

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$323,745	$198,880

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.76	$8.51	$7.67	$5.91	$5.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.16	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investments and futures	1.14	(0.54)	0.85	1.76	0.75

Total from investment operations	1.29	(0.38)	0.97	1.87	0.86

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.13)	(0.11)	(0.12)
Distributions from net realized gains	(0.26)	(0.21)	—	—	—

Total dividends and distributions	(0.42)	(0.37)	(0.13)	(0.11)	(0.12)

Net asset value, end of year	$8.63	$7.76	$8.51	$7.67	$5.91

Total return	16.57%	(4.46)%	12.59%	31.63%	16.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$59,200	$57,074	$52,296	$42,374	$32,126
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%	0.75%	0.75%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.74%	0.75%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.90%	1.51%	1.61%	1.93%
After waivers and fees paid indirectly (f)	1.87%	1.90%	1.51%	1.62%	1.93%
Before waivers and fees paid indirectly (f)	1.87%	1.90%	1.51%	1.61%	1.93%
Portfolio turnover rate^	18%	19%	16%	17%	20%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.74	$8.49	$7.65	$5.89	$5.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.16	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investments and futures	1.12	(0.54)	0.85	1.76	0.75

Total from investment operations	1.27	(0.38)	0.97	1.87	0.86

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.13)	(0.11)	(0.12)
Distributions from net realized gains	(0.26)	(0.21)	—	—	—

Total dividends and distributions	(0.41)	(0.37)	(0.13)	(0.11)	(0.12)

Net asset value, end of year	$8.60	$7.74	$8.49	$7.65	$5.89

Total return	16.47%	(4.47)%	12.62%	31.73%	16.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$572,415	$506,067	$556,305	$464,380	$316,187
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%	0.75%	0.75%
After waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.74%	0.75%
Before waivers and fees paid indirectly (f)	0.73%	0.73%	0.73%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88%	1.86%	1.51%	1.61%	1.92%
After waivers and fees paid indirectly (f)	1.88%	1.86%	1.51%	1.62%	1.93%
Before waivers and fees paid indirectly (f)	1.88%	1.86%	1.51%	1.61%	1.92%
Portfolio turnover rate^	18%	19%	16%	17%	20%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

		May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,
Class K	2016					2014	2013	2012
Net asset value, beginning of year	$7.73	$8.49		$8.58		$7.70	$5.91	$5.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.13		0.05		0.17	0.11	0.12
Net realized and unrealized gain (loss) on investments and futures	1.13	(0.50)		(0.02)		0.86	1.81	0.75

Total from investment operations	1.30	(0.37)		0.03		1.03	1.92	0.87

Less distributions:
Dividends from net investment income	(0.18)	(0.18)		—		(0.15)	(0.13)	(0.13)
Distributions from net realized gains	(0.26)	(0.21)		—		—	—	—

Total dividends and distributions	(0.44)	(0.39)		—		(0.15)	(0.13)	(0.13)

Net asset value, end of year	$8.59	$7.73		$8.61		$8.58	$7.70	$5.91

Total return (b)	16.79%	(4.34)%		0.35%		13.36%	32.47%	16.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$112	$96		$—		$— #	$— #	$13
Ratio of expenses to average net assets:
After waivers (a)(f)	0.48%	0.48%		0.48%		0.48%	0.46%	0.50%
After waivers and fees paid indirectly (a)(f)	0.48%	0.48%		0.48%		0.48%	0.46%	0.50%
Before waivers and fees paid indirectly (a)(f)	0.48%	0.48%		0.48%		0.48%	0.46%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.70%	2.18%
After waivers and fees paid indirectly (a)(f)	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.71%	2.19%
Before waivers and fees paid indirectly (a)(f)	2.13%	2.36	%(l)	1.73	%(l)	2.04%	1.71%	2.18%
Portfolio turnover rate^	18%	19%		19%		16%	17%	20%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Amount is less than $500.00.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	1.95%	5.71%	2.67%
Portfolio – Class IB Shares	1.95	5.70	2.58
Portfolio – Class K Shares**	2.21	5.97	5.41
MSCI AC World ex. USA Growth (Net) Index	0.12	5.34	1.52

*   Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.95% for the year ended December 31, 2016. The Portfolio’s benchmark, the MSCI AC World ex. USA Growth (Net) Index, returned 0.12% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection and, to a lesser extent, an overweight position in the industrial goods & services sector contributed to performance relative to the benchmark. An overweight position in engineering company Weir Group plc (United Kingdom), and the Portfolio’s positions in precision instruments manufacturer Mettler-Toledo International, Inc. and electrical distribution equipment manufacturer Schneider Electric SA (France), contributed to relative results.

•

Stock selection in both the retailing and special products & services sectors benefited relative performance. Within the retailing sector, overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) and luxury apparel and accessories retailer Kering (France) supported relative results as both stocks outperformed the benchmark during the reporting period. Within the special products & services sector, the Portfolio’s position in management consulting firm Accenture plc benefited relative performance.

•

Other top relative contributors during the period included overweight positions in railroad company Canadian National Railway (Canada), semiconductor manufacturer Taiwan Semiconductor (Taiwan) and financial services firm Credicorp (Peru). Not holding specialty pharmaceutical company Valeant Pharmaceuticals International (Canada) also bolstered relative performance.

What hurt performance during the year:

•

Security selection in the technology sector weighed on relative results. The Portfolio’s position in telecommunications equipment provider Ericsson (Sweden), and not holding positions in electronics manufacturer Samsung Electronics (South Korea) and investment holding company Tencent Holdings (China), hindered relative performance.

•

Elsewhere, overweight positions in hospitality company Whitbread (United Kingdom), diagnostics and pharmaceutical company Roche Holding Ltd. (Switzerland), investment management and banking firm UBS (Switzerland), pharmaceutical firm Novartis (Switzerland) and online betting and gaming company Paddy Power Betfair (Ireland) weakened relative results. The timing of the portfolio’s ownership in shares of commercial banking and financial services firm Sberbank (Russia), and not holding a position in shoes, clothing and accessories manufacturer Adidas (Germany), further detracted from relative performance.

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Portfolio Positioning and Outlook – MFS Investment Management

The key question we believe investors need to ask themselves is “Are we in a new paradigm in the wake of the U.S. presidential election?” Can U.S. growth improve as a result of fiscal stimulus and a lighter regulatory burden, with positive implications for growth and policy reform elsewhere in the world? Conversely, are we instead in the late stages of the economic expansion and approaching market peaks? In our view, there is more evidence that we are getting closer to the end, given the length of the economic recovery, the risk that increased debt levels and rising interest costs overwhelm poorly targeted tax cuts, as well as potential dislocations from trade and currency moves. Outside the U.S., while developed economies and market cycles are at different stages of recovery, underlying fundamentals are often weaker, offset largely by lower relative valuations, namely in Europe and Japan. We would anticipate continued volatility in equity markets in 2017, as there is much uncertainty around U.S. policy changes following Trump’s election win, as well as the uncertainty around upcoming elections in France, Germany, and the Netherlands.

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Consumer Staples	$248,189,864	19.8%
Information Technology	223,125,310	17.8
Health Care	206,178,070	16.5
Industrials	167,798,197	13.4
Financials	156,591,555	12.5
Consumer Discretionary	133,015,784	10.6
Materials	74,293,033	6.0
Energy	18,914,986	1.5
Telecommunication Services	11,580,231	0.9
Investment Companies	10,113,963	0.8
Cash and Other	2,316,449	0.2

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,001.12	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.05	6.15
Class IB
Actual	1,000.00	1,001.13	6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.05	6.15
Class K
Actual	1,000.00	1,003.65	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.30	4.88

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.21%, 1.21% and 0.96%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (1.5%)
Brambles Ltd.	1,114,500	$9,973,058
Oil Search Ltd.	1,572,563	8,136,803

		18,109,861

Brazil (0.5%)
Ambev SA (ADR)	1,328,994	6,525,361

Canada (4.1%)
Canadian National Railway Co.	466,522	31,443,583
Element Fleet Management Corp.	542,345	5,033,046
Ritchie Bros Auctioneers, Inc.	135,026	4,580,817
Suncor Energy, Inc.	329,643	10,778,183

		51,835,629

China (2.8%)
Alibaba Group Holding Ltd. (ADR)*	259,373	22,775,543
Baidu, Inc. (ADR)*	71,112	11,691,524

		34,467,067

Denmark (1.6%)
Carlsberg A/S, Class B	126,419	10,910,072
Novo Nordisk A/S, Class B	268,564	9,685,416

		20,595,488

France (17.4%)
Air Liquide SA	164,903	18,339,270
Danone SA	511,187	32,393,680
Dassault Systemes SE	169,656	12,928,013
Essilor International SA	118,225	13,359,659
Kering	74,139	16,646,448
Legrand SA	124,647	7,078,761
L’Oreal SA	145,469	26,552,385
LVMH Moet Hennessy Louis Vuitton SE	163,268	31,176,140
Pernod Ricard SA	265,299	28,750,536
Publicis Groupe SA	141,241	9,745,799
Schneider Electric SE	308,539	21,471,442

		218,442,133

Germany (9.7%)
Bayer AG (Registered)	223,041	23,274,148
Brenntag AG	224,990	12,504,926
Fresenius Medical Care AG & Co. KGaA	214,591	18,172,787
GEA Group AG	245,384	9,874,941
Linde AG	90,789	14,918,327
SAP SE	350,588	30,560,737
Symrise AG	207,209	12,613,796

		121,919,662

Hong Kong (2.7%)
AIA Group Ltd.	5,508,969	31,080,972
Dairy Farm International Holdings Ltd. (London Stock Exchange)	73,800	518,076
Dairy Farm International Holdings Ltd. (Singapore Stock Exchange)	383,838	2,759,795

		34,358,843

India (2.7%)
HDFC Bank Ltd.	1,347,957	$26,264,355
ITC Ltd.	2,179,578	7,760,351

		34,024,706

Ireland (1.8%)
Experian plc	465,856	9,036,663
Paddy Power Betfair plc	127,158	13,751,260

		22,787,923

Israel (1.9%)
Mellanox Technologies Ltd.*	72,977	2,984,760
Nice Ltd. (ADR)	305,949	21,037,053

		24,021,813

Italy (0.9%)
Prysmian SpA	436,979	11,223,657

Japan (9.3%)
AEON Financial Service Co. Ltd.	469,700	8,347,096
Japan Tobacco, Inc.	426,200	14,017,650
Keyence Corp.	12,300	8,440,299
Nippon Paint Holdings Co. Ltd.	188,300	5,131,427
Obic Co. Ltd.	184,200	8,053,579
Shiseido Co. Ltd.	237,900	6,022,051
SoftBank Group Corp.	174,300	11,580,231
Sundrug Co. Ltd.	207,000	14,328,385
Terumo Corp.	471,300	17,400,295
TOTO Ltd.	298,600	11,816,257
Unicharm Corp.	336,300	7,359,035
Yamato Holdings Co. Ltd.	221,700	4,507,979

		117,004,284

Mexico (0.8%)
Grupo Financiero Banorte SAB de CV, Class O	1,499,489	7,399,918
Grupo Financiero Inbursa SAB de CV, Class O	1,530,337	2,315,846

		9,715,764

Netherlands (1.2%)
Akzo Nobel NV	231,859	14,495,102

Peru (0.8%)
Credicorp Ltd.	65,059	10,270,214

Singapore (1.1%)
DBS Group Holdings Ltd.	1,118,700	13,395,199

South Korea (0.5%)
Naver Corp.*	9,176	5,887,895

Spain (1.5%)
Amadeus IT Group SA	405,364	18,420,916

Sweden (1.0%)
Atlas Copco AB, Class A	104,038	3,168,896
Telefonaktiebolaget LM Ericsson, Class B	1,567,175	9,202,891

		12,371,787

Switzerland (13.3%)
Julius Baer Group Ltd.*	232,609	10,331,833
Nestle SA (Registered)	675,821	48,481,512
Novartis AG (Registered)	423,216	30,796,725

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Roche Holding AG	198,408	$45,320,339
Sonova Holding AG (Registered)	59,739	7,239,313
UBS Group AG (Registered)	1,585,096	24,827,930

		166,997,652

Taiwan (3.1%)
MediaTek, Inc.	740,000	4,970,989
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,157,971	33,291,666

		38,262,655

United Kingdom (13.3%)
Burberry Group plc	544,917	10,053,189
Compass Group plc	975,419	18,043,616
Croda International plc	223,297	8,795,111
Diageo plc	704,283	18,313,921
HSBC Holdings plc	2,140,060	17,325,146
Intertek Group plc	285,822	12,261,719
Reckitt Benckiser Group plc	276,882	23,497,054
Rolls-Royce Holdings plc, Class C*†	59,733,530	73,616
Rolls-Royce Holdings plc*	1,284,758	10,576,683
Smith & Nephew plc	638,612	9,609,580
Weir Group plc (The)	352,270	8,205,199
Whitbread plc	289,739	13,483,127
WPP plc	709,275	15,873,847

		166,111,808

United States (5.5%)
Accenture plc, Class A	280,709	32,879,445
Mettler-Toledo International, Inc.*	55,495	23,227,987
QIAGEN NV*	288,122	8,091,821
Yum! China Holdings, Inc.*	162,418	4,242,358

		68,441,611

Total Common Stocks (99.0%) (Cost $1,013,158,452)		1,239,687,030

SHORT-TERM INVESTMENT:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	10,110,930	$10,113,963

Total Short-Term Investment (0.8%) (Cost $10,112,147)		10,113,963

Total Investments (99.8%) (Cost $1,023,270,599)		1,249,800,993
Other Assets Less Liabilities (0.2%)		2,316,449

Net Assets (100%)		$1,252,117,442

*	Non-income producing.
†	Securities (totaling $73,616 or 0.0% of net assets) held at fair value by management.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Consumer Staples	$248,189,864	19.8%
Information Technology	223,125,310	17.8
Health Care	206,178,070	16.5
Industrials	167,798,197	13.4
Financials	156,591,555	12.5
Consumer Discretionary	133,015,784	10.6
Materials	74,293,033	6.0
Energy	18,914,986	1.5
Telecommunication Services	11,580,231	0.9
Investment Company	10,113,963	0.8
Cash and Other	2,316,449	0.2

		100.0%

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/5/17	Merrill Lynch International	42,569	$364,655	$364,256	$399

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$4,242,358	$128,773,426	$—	$133,015,784
Consumer Staples	7,043,437	241,146,427	—	248,189,864
Energy	10,778,183	8,136,803	—	18,914,986
Financials	25,019,025	131,572,530	—	156,591,555
Health Care	23,227,987	182,950,083	—	206,178,070
Industrials	36,024,400	131,700,181	73,616	167,798,197
Information Technology	124,659,990	98,465,320	—	223,125,310
Materials	—	74,293,033	—	74,293,033
Telecommunication Services	—	11,580,231	—	11,580,231
Forward Currency Contracts	—	399	—	399
Short-Term Investments
Investment Companies	10,113,963	—	—	10,113,963

Total Assets	$241,109,343	$1,008,618,433	$73,616	$1,249,801,392

Total Liabilities	$—	$—	$—	$—

Total	$241,109,343	$1,008,618,433	$73,616	$1,249,801,392

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$399

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(29,753)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$972

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $360,000 for four months during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Merrill Lynch International	$399	$—	$—	$399

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$277,487,450
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$256,274,359

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$278,651,333
Aggregate gross unrealized depreciation	(56,452,148)

Net unrealized appreciation	$222,199,185

Federal income tax cost of investments	$1,027,601,808

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value(Cost $1,023,270,599)	$1,249,800,993
Cash	138,567
Foreign cash (Cost $475,946)	478,483
Receivable for securities sold	2,964,108
Dividends, interest and other receivables	2,275,506
Due from Custodian	1,063,820
Receivable from Separate Accounts for Trust shares sold	238,572
Unrealized appreciation on forward foreign currency contracts	399
Other assets	4,320

Total assets	1,256,964,768

LIABILITIES
Payable for securities purchased	3,372,217
Investment management fees payable	840,349
Payable to Separate Accounts for Trust shares redeemed	390,165
Administrative fees payable	103,567
Distribution fees payable – Class IB	39,054
Accrued India taxes	11,551
Distribution fees payable – Class IA	5,287
Trustees’ fees payable	962
Accrued expenses	84,174

Total liabilities	4,847,326

NET ASSETS	$1,252,117,442

Net assets were comprised of:
Paid in capital	$1,030,469,475
Accumulated undistributed net investment income (loss)	(78,322)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(4,657,763)
Net unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $(11,551) on unrealized appreciation on investments)	226,384,052

Net assets	$1,252,117,442

Class IA
Net asset value, offering and redemption price per share, $25,282,428 / 3,846,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.57

Class IB
Net asset value, offering and redemption price per share, $187,209,548 / 28,434,260 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.58

Class K
Net asset value, offering and redemption price per share, $1,039,625,466 / 158,218,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $2,291,780 foreign withholding tax)	$27,705,237
Interest	193,384

Total income	27,898,621

EXPENSES
Investment management fees	10,651,038
Administrative fees	1,274,499
Distribution fees – Class IB	458,336
Custodian fees	279,000
Professional fees	132,094
Printing and mailing expenses	85,414
Distribution fees – Class IA	61,985
Trustees’ fees	28,907
Miscellaneous	45,582

Gross expenses	13,016,855
Less: Waiver from investment manager	(160,740)

Net expenses	12,856,115

NET INVESTMENT INCOME (LOSS)	15,042,506

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	235,504
Foreign currency transactions	(125,407)

Net realized gain (loss)	110,097

Change in unrealized appreciation (depreciation) on:
Investments (net of India tax of $(11,551) on unrealized appreciation on investments)	17,545,151
Foreign currency translations	45,894

Net change in unrealized appreciation (depreciation)	17,591,045

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,701,142

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,743,648

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,042,506	$10,238,426
Net realized gain (loss) on investments and foreign currency transactions	110,097	34,963,858
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,591,045	(39,765,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,743,648	5,436,310

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(250,559)	(211,398)
Class IB	(1,845,002)	(1,566,668)
Class K	(12,911,244)	(11,180,238)

	(15,006,805)	(12,958,304)

Distributions from net realized capital gains
Class IA	(45,475)	(312,731)
Class IB	(340,682)	(2,300,269)
Class K	(1,960,835)	(12,886,943)

	(2,346,992)	(15,499,943)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,353,797)	(28,458,247)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 686,660 and 1,213,409 shares, respectively ]	4,525,425	8,471,027
Capital shares issued in reinvestment of dividends and distributions [ 44,686 and 81,231 shares, respectively ]	296,034	524,129
Capital shares repurchased [ (623,072) and (657,313) shares, respectively ]	(4,097,682)	(4,442,832)

Total Class IA transactions	723,777	4,552,324

Class IB
Capital shares sold [ 3,567,756 and 3,473,186 shares, respectively ]	23,524,998	23,931,067
Capital shares issued in reinvestment of dividends and distributions [ 329,273 and 598,211 shares, respectively ]	2,185,684	3,866,937
Capital shares repurchased [ (2,970,707) and (3,000,916) shares, respectively ]	(19,610,535)	(20,748,636)

Total Class IB transactions	6,100,147	7,049,368

Class K
Capital shares sold [ 16,746,802 and 18,546,722 shares, respectively ]	104,052,689	125,873,071
Capital shares issued in reinvestment of dividends and distributions [ 2,249,260 and 3,730,533 shares, respectively ]	14,872,079	24,067,181
Capital shares repurchased [ (15,189,326) and (14,926,079) shares, respectively ]	(99,813,627)	(102,794,466)

Total Class K transactions	19,111,141	47,145,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,935,065	58,747,478

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,324,916	35,725,541
NET ASSETS:
Beginning of year	1,210,792,526	1,175,066,985

End of year (a)	$1,252,117,442	$1,210,792,526

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(78,322)	$(43,320)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.52	$6.65	$7.38	$6.62	$5.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.07	(0.02)	(0.45)	0.85	1.01

Total from investment operations	0.13	0.02	(0.37)	0.89	1.10

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.07)	(0.06)	(0.06)
Distributions from net realized gains	(0.01)	(0.09)	(0.29)	(0.07)	—

Total dividends and distributions	(0.08)	(0.15)	(0.36)	(0.13)	(0.06)

Net asset value, end of year	$6.57	$6.52	$6.65	$7.38	$6.62

Total return	1.95%	0.23%	(5.09)%	13.64%	19.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,282	$24,379	$20,631	$18,409	$10,173
Ratio of expenses to average net assets:
After waivers (f)	1.22%	1.23%	1.23%	1.24%	1.23%
Before waivers (f)	1.23%	1.23%	1.23%	1.24%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.97%	0.63%	1.16%	0.63%	1.43%
Before waivers (f)	0.96%	0.63%	1.16%	0.63%	1.43%
Portfolio turnover rate^	20%	27%	22%	31%	36%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.53	$6.66	$7.39	$6.63	$5.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.09	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.07	(0.02)	(0.46)	0.81	1.03

Total from investment operations	0.13	0.02	(0.37)	0.89	1.10

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.07)	(0.06)	(0.06)
Distributions from net realized gains	(0.01)	(0.09)	(0.29)	(0.07)	—

Total dividends and distributions	(0.08)	(0.15)	(0.36)	(0.13)	(0.06)

Net asset value, end of year	$6.58	$6.53	$6.66	$7.39	$6.63

Total return	1.95%	0.23%	(5.08)%	13.62%	19.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$187,210	$179,695	$176,193	$184,658	$561,103
Ratio of expenses to average net assets:
After waivers (f)	1.22%	1.23%	1.23%	1.24%	1.23%
Before waivers (f)	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.95%	0.65%	1.18%	1.21%	1.11%
Before waivers (f)	0.94%	0.65%	1.18%	1.21%	1.11%
Portfolio turnover rate^	20%	27%	22%	31%	36%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.52	$6.65	$7.38	$6.62	$5.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.10	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	(0.03)	(0.45)	0.84	1.04

Total from investment operations	0.14	0.03	(0.35)	0.91	1.12

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.09)	(0.08)	(0.08)
Distributions from net realized gains	(0.01)	(0.09)	(0.29)	(0.07)	—

Total dividends and distributions	(0.09)	(0.16)	(0.38)	(0.15)	(0.08)

Net asset value, end of year	$6.57	$6.52	$6.65	$7.38	$6.62

Total return	2.21%	0.48%	(4.84)%	13.92%	20.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,039,625	$1,006,718	$978,242	$1,096,824	$987,023
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.98%	0.98%	0.99%	0.98%
Before waivers (f)	0.98%	0.98%	0.98%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.23%	0.89%	1.43%	0.97%	1.29%
Before waivers (f)	1.22%	0.89%	1.43%	0.97%	1.29%
Portfolio turnover rate^	20%	27%	22%	31%	36%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	19.89%	14.54%	6.22%
Portfolio – Class IB Shares	19.92	14.54	6.09
Portfolio – Class K Shares*	20.20	14.83	15.52
S&P MidCap 400 Index	20.74	15.33	9.16
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.92% for the year ended December 31, 2016. The Portfolio’s benchmark, the S&P MidCap 400 Index, returned 20.74% over the same period.

Portfolio Highlights

What helped performance during the year:

•	During the one-year period, performance was positive with all ten sectors contributing positively to the Portfolio’s returns.

•

Securities that helped performance for the one-year period included Advanced Micro Devices, Inc., Steel Dynamics, Inc., IDEXX Laboratories, Inc., United States Steel Corporation and Computer Sciences Corporation.

What hurt performance during the year:

•

Securities that hurt performance for the one-year period included Jones Lang LaSalle Incorporated, Alaska Air Group, Inc., SunEdison, Inc., Community Health Systems, Inc. and HollyFrontier Corporation.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	17.3%
Financials	16.7
Industrials	14.6
Consumer Discretionary	11.1
Real Estate	10.2
Health Care	7.4
Materials	7.2
Utilities	5.2
Consumer Staples	4.2
Energy	3.9
Repurchase Agreements	3.1
Investment Company	1.6
Telecommunication Services	0.2
Cash and Other	(2.7)

100.0%

1185

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,114.72	$3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.67
Class IB
Actual	1,000.00	1,114.70	3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.67
Class K
Actual	1,000.00	1,116.78	2.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.40

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.5%)
Dana, Inc.	154,700	$2,936,206
Gentex Corp.	313,192	6,166,750

		9,102,956

Automobiles (0.3%)
Thor Industries, Inc.	52,730	5,275,637

Distributors (0.3%)
Pool Corp.	46,000	4,799,640

Diversified Consumer Services (0.7%)
DeVry Education Group, Inc.	63,215	1,972,308
Graham Holdings Co., Class B	5,100	2,610,945
Service Corp. International	209,938	5,962,239
Sotheby’s (x)*	51,558	2,055,102

		12,600,594

Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	59,435	2,943,816
Buffalo Wild Wings, Inc.*	19,700	3,041,680
Cheesecake Factory, Inc. (The)	48,463	2,901,964
Churchill Downs, Inc.	13,900	2,091,255
Cracker Barrel Old Country Store, Inc. (x)	26,000	4,341,480
Domino’s Pizza, Inc.	52,654	8,384,622
Dunkin’ Brands Group, Inc.	100,200	5,254,488
International Speedway Corp., Class A	27,581	1,014,981
Jack in the Box, Inc.	35,900	4,007,876
Panera Bread Co., Class A*	24,160	4,954,974
Papa John’s International, Inc.	29,100	2,490,378
Texas Roadhouse, Inc.	70,500	3,400,920
Wendy’s Co. (The)	219,871	2,972,656

		47,801,090

Household Durables (1.5%)
CalAtlantic Group, Inc.	82,000	2,788,820
Helen of Troy Ltd.*	30,200	2,550,390
KB Home (x)	87,870	1,389,225
NVR, Inc.*	3,934	6,565,846
Tempur Sealy International, Inc. (x)*	55,410	3,783,395
Toll Brothers, Inc.*	165,653	5,135,243
TRI Pointe Group, Inc.*	158,800	1,823,024
Tupperware Brands Corp.	55,355	2,912,780

		26,948,723

Internet & Direct Marketing Retail (0.1%)
HSN, Inc.	34,726	1,191,102

Leisure Products (0.7%)
Brunswick Corp.	98,170	5,354,192
Polaris Industries, Inc. (x)	65,446	5,392,096
Vista Outdoor, Inc.*	66,102	2,439,164

		13,185,452

Media (1.3%)
AMC Networks, Inc., Class A*	64,865	3,395,034
Cable One, Inc.	5,100	3,170,823
Cinemark Holdings, Inc.	114,804	4,403,882
John Wiley & Sons, Inc., Class A	48,840	$2,661,780
Live Nation Entertainment, Inc.*	144,100	3,833,060
Meredith Corp.	40,600	2,401,490
New York Times Co. (The), Class A	136,478	1,815,157
Time, Inc.	106,400	1,899,240

		23,580,466

Multiline Retail (0.3%)
Big Lots, Inc. (x)	47,601	2,390,046
JC Penney Co., Inc. (x)*	337,354	2,803,412

		5,193,458

Specialty Retail (2.1%)
Aaron’s, Inc.	69,786	2,232,454
American Eagle Outfitters, Inc. (x)	187,909	2,850,580
Cabela’s, Inc.*	55,386	3,242,850
Chico’s FAS, Inc.	146,473	2,107,746
CST Brands, Inc.	83,287	4,010,269
Dick’s Sporting Goods, Inc.	96,586	5,128,717
GameStop Corp., Class A (x)	112,800	2,849,328
Murphy USA, Inc.*	39,800	2,446,506
Office Depot, Inc.	606,400	2,740,928
Restoration Hardware Holdings, Inc. (x)*	42,300	1,298,610
Sally Beauty Holdings, Inc.*	160,500	4,240,410
Williams-Sonoma, Inc.	89,892	4,349,874

		37,498,272

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	54,330	4,693,569
Deckers Outdoor Corp.*	35,400	1,960,806
Fossil Group, Inc. (x)*	45,500	1,176,630
Kate Spade & Co.*	140,500	2,623,135
Skechers U.S.A., Inc., Class A*	144,300	3,546,894

		14,001,034

Total Consumer Discretionary		201,178,424

Consumer Staples (4.2%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A (x)*	9,700	1,647,545

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	42,800	5,088,064
Sprouts Farmers Market, Inc.*	151,100	2,858,812
United Natural Foods, Inc.*	54,234	2,588,046

		10,534,922

Food Products (2.9%)
Dean Foods Co.	99,250	2,161,665
Flowers Foods, Inc. (x)	198,246	3,958,973
Hain Celestial Group, Inc. (The)*	113,000	4,410,390
Ingredion, Inc.	78,743	9,839,725
Lamb Weston Holdings, Inc.*	151,400	5,730,490
Lancaster Colony Corp.	21,488	3,038,188
Post Holdings, Inc.*	70,208	5,644,021

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Snyder’s-Lance, Inc.	93,300	$3,577,122
Tootsie Roll Industries, Inc. (x)	18,852	749,367
TreeHouse Foods, Inc.*	61,600	4,446,904
WhiteWave Foods Co. (The)*	193,495	10,758,323

		54,315,168

Household Products (0.2%)
Energizer Holdings, Inc.	67,788	3,024,023

Personal Products (0.4%)
Avon Products, Inc.*	468,700	2,362,248
Edgewell Personal Care Co.*	64,388	4,699,680

		7,061,928

Total Consumer Staples		76,583,586

Energy (3.9%)
Energy Equipment & Services (1.6%)
Diamond Offshore Drilling, Inc. (x)*	70,500	1,247,850
Dril-Quip, Inc.*	41,185	2,473,159
Ensco plc, Class A	327,700	3,185,244
Nabors Industries Ltd.	311,200	5,103,681
Noble Corp. plc (x)	267,800	1,585,376
Oceaneering International, Inc.	107,496	3,032,462
Oil States International, Inc.*	55,133	2,150,187
Patterson-UTI Energy, Inc.	161,499	4,347,553
Rowan Cos., plc, Class A (x)*	134,100	2,533,149
Superior Energy Services, Inc.	166,816	2,815,854

		28,474,515

Oil, Gas & Consumable Fuels (2.3%)
CONSOL Energy, Inc.	192,800	3,514,744
Denbury Resources, Inc.*	449,300	1,653,424
Energen Corp.*	106,480	6,140,701
Gulfport Energy Corp.*	169,100	3,659,324
HollyFrontier Corp.	193,552	6,340,763
QEP Resources, Inc.*	263,100	4,843,671
SM Energy Co.	105,289	3,630,365
Western Refining, Inc.	88,100	3,334,585
World Fuel Services Corp.	77,600	3,562,616
WPX Energy, Inc.*	375,800	5,475,406

		42,155,599

Total Energy		70,630,114

Financials (16.7%)
Banks (7.0%)
Associated Banc-Corp.	160,279	3,958,891
BancorpSouth, Inc.	94,789	2,943,198
Bank of Hawaii Corp. (x)	47,178	4,184,217
Bank of the Ozarks, Inc.	99,000	5,206,410
Cathay General Bancorp	82,447	3,135,459
Chemical Financial Corp.	76,100	4,122,337
Commerce Bancshares, Inc.	95,313	5,510,045
Cullen/Frost Bankers, Inc.	60,646	5,350,797
East West Bancorp, Inc.	158,050	8,033,682
First Horizon National Corp.	253,200	5,066,532
FNB Corp.	230,000	3,686,900
Fulton Financial Corp.	191,537	3,600,896
Hancock Holding Co.	83,459	3,597,083
International Bancshares Corp.	64,852	2,645,962
MB Financial, Inc.	78,200	3,693,386
PacWest Bancorp	131,450	$7,156,138
PrivateBancorp, Inc.	87,500	4,741,625
Prosperity Bancshares, Inc.	75,839	5,443,723
Signature Bank*	58,800	8,831,760
SVB Financial Group*	56,914	9,769,856
Synovus Financial Corp.	133,500	5,484,180
TCF Financial Corp.	189,316	3,708,700
Trustmark Corp.	73,163	2,608,261
UMB Financial Corp.	47,700	3,678,624
Umpqua Holdings Corp.	239,600	4,499,688
Valley National Bancorp	277,700	3,232,428
Webster Financial Corp.	100,872	5,475,332

		129,366,110

Capital Markets (3.6%)
CBOE Holdings, Inc.	89,245	6,594,313
Eaton Vance Corp.	123,775	5,183,697
FactSet Research Systems, Inc.	44,620	7,292,247
Federated Investors, Inc., Class B	100,975	2,855,573
Janus Capital Group, Inc.	156,534	2,077,206
Legg Mason, Inc.	100,900	3,017,919
MarketAxess Holdings, Inc.	41,000	6,023,720
MSCI, Inc.	103,263	8,135,059
Raymond James Financial, Inc.	138,144	9,569,235
SEI Investments Co.	148,580	7,333,909
Stifel Financial Corp.*	71,600	3,576,420
Waddell & Reed Financial, Inc., Class A (x)	89,051	1,737,385
WisdomTree Investments, Inc. (x)	127,100	1,415,894

		64,812,577

Consumer Finance (0.3%)
SLM Corp.*	471,400	5,194,828

Insurance (5.1%)
Alleghany Corp.*	16,837	10,238,915
American Financial Group, Inc.	80,089	7,057,443
Aspen Insurance Holdings Ltd.	64,905	3,569,775
Brown & Brown, Inc.	126,141	5,658,685
CNO Financial Group, Inc.	189,400	3,627,010
Endurance Specialty Holdings Ltd.	69,900	6,458,760
Everest Reinsurance Group Ltd.	45,920	9,937,087
First American Financial Corp.	119,755	4,386,626
Genworth Financial, Inc., Class A*	537,500	2,047,875
Hanover Insurance Group, Inc. (The)	47,014	4,278,744
Kemper Corp.	52,195	2,312,239
Mercury General Corp.	39,036	2,350,358
Old Republic International Corp.	266,387	5,061,353
Primerica, Inc.	50,100	3,464,415
Reinsurance Group of America, Inc.	69,967	8,803,948
RenaissanceReinsurance Holdings Ltd.	45,000	6,129,900
W. R. Berkley Corp.	107,001	7,116,637

		92,499,770

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.7%)
New York Community Bancorp, Inc.	530,906	$8,446,714
Washington Federal, Inc.	99,333	3,412,089

		11,858,803

Total Financials		303,732,088

Health Care (7.4%)
Biotechnology (0.4%)
United Therapeutics Corp.*	47,284	6,781,944

Health Care Equipment & Supplies (3.7%)
ABIOMED, Inc.*	44,500	5,014,260
Align Technology, Inc.*	82,100	7,892,273
Globus Medical, Inc., Class A*	78,500	1,947,585
Halyard Health, Inc.*	50,000	1,849,000
Hill-Rom Holdings, Inc.	65,909	3,700,131
IDEXX Laboratories, Inc.*	97,636	11,449,774
LivaNova plc*	49,000	2,203,530
NuVasive, Inc.*	54,700	3,684,592
ResMed, Inc. (x)	153,598	9,530,756
STERIS plc	94,520	6,369,703
Teleflex, Inc.	47,957	7,728,271
West Pharmaceutical Services, Inc.	80,300	6,811,849

		68,181,724

Health Care Providers & Services (1.8%)
HealthSouth Corp.	98,000	4,041,520
LifePoint Health, Inc.*	45,839	2,603,655
MEDNAX, Inc.*	100,944	6,728,927
Molina Healthcare, Inc.*	45,500	2,468,830
Owens & Minor, Inc.	67,398	2,378,475
Tenet Healthcare Corp.*	86,900	1,289,596
VCA, Inc.*	88,889	6,102,230
WellCare Health Plans, Inc.*	48,308	6,622,061

		32,235,294

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	201,500	2,057,315

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	22,984	4,189,524
Bio-Techne Corp.	41,041	4,220,245
Charles River Laboratories International, Inc.*	51,650	3,935,214
PAREXEL International Corp.*	58,000	3,811,760

		16,156,743

Pharmaceuticals (0.5%)
Akorn, Inc.*	97,700	2,132,791
Catalent, Inc.*	136,200	3,671,952
Prestige Brands Holdings, Inc.*	58,100	3,027,010

		8,831,753

Total Health Care		134,244,773

Industrials (14.6%)
Aerospace & Defense (2.1%)
B/E Aerospace, Inc.	111,500	$6,711,185
Curtiss-Wright Corp.	48,800	4,799,968
Esterline Technologies Corp.*	31,761	2,833,081
Huntington Ingalls Industries, Inc.	51,300	9,448,947
KLX, Inc.*	56,450	2,546,460
Orbital ATK, Inc.	63,921	5,607,789
Teledyne Technologies, Inc.*	37,800	4,649,400
Triumph Group, Inc.	53,201	1,409,827

		38,006,657

Airlines (0.4%)
JetBlue Airways Corp.*	351,656	7,884,128

Building Products (0.8%)
A.O. Smith Corp.	162,400	7,689,640
Lennox International, Inc.	42,664	6,534,845

		14,224,485

Commercial Services & Supplies (1.3%)
Clean Harbors, Inc.*	56,216	3,128,420
Copart, Inc.*	112,418	6,229,082
Deluxe Corp.	53,845	3,855,841
Herman Miller, Inc.	64,666	2,211,577
HNI Corp.	49,148	2,748,356
MSA Safety, Inc.	34,577	2,397,223
Rollins, Inc.	104,030	3,514,133

		24,084,632

Construction & Engineering (1.2%)
AECOM*	168,601	6,130,333
Dycom Industries, Inc. (x)*	34,100	2,737,889
EMCOR Group, Inc.	67,000	4,740,920
Granite Construction, Inc.	42,993	2,364,615
KBR, Inc.	157,561	2,629,693
Valmont Industries, Inc.	24,437	3,443,173

		22,046,623

Electrical Equipment (0.8%)
EnerSys	47,000	3,670,700
Hubbell, Inc.	56,007	6,536,017
Regal Beloit Corp.	49,129	3,402,183

		13,608,900

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	70,834	7,812,282

Machinery (4.9%)
AGCO Corp.	74,398	4,304,668
CLARCOR, Inc.	53,148	4,383,116
Crane Co.	54,410	3,924,049
Donaldson Co., Inc.	145,299	6,114,182
Graco, Inc.	60,275	5,008,250
IDEX Corp.	82,798	7,456,787
ITT, Inc.	97,980	3,779,089
Joy Global, Inc.	108,500	3,038,000
Kennametal, Inc.	85,860	2,683,984
Lincoln Electric Holdings, Inc.	69,441	5,324,041
Nordson Corp.	57,883	6,485,790
Oshkosh Corp.	80,821	5,221,845
Terex Corp.	120,152	3,788,393

See Notes to Financial Statements.

1189

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Timken Co. (The)	75,875	$3,012,238
Toro Co. (The)	119,900	6,708,405
Trinity Industries, Inc.	165,492	4,594,058
Wabtec Corp.	98,606	8,186,269
Woodward, Inc.	60,285	4,162,679

		88,175,843

Marine (0.2%)
Kirby Corp.*	58,477	3,888,721

Professional Services (0.6%)
CEB, Inc.	34,388	2,083,913
FTI Consulting, Inc.*	45,757	2,062,726
ManpowerGroup, Inc.	74,816	6,648,897

		10,795,536

Road & Rail (1.1%)
Avis Budget Group, Inc.*	103,200	3,785,376
Genesee & Wyoming, Inc., Class A*	67,147	4,660,673
Landstar System, Inc.	45,867	3,912,455
Old Dominion Freight Line, Inc.*	76,300	6,545,777
Werner Enterprises, Inc.	48,726	1,313,166

		20,217,447

Trading Companies & Distributors (0.8%)
GATX Corp. (x)	43,516	2,679,715
MSC Industrial Direct Co., Inc., Class A	48,154	4,448,948
NOW, Inc.*	115,600	2,366,332
Watsco, Inc.	28,023	4,150,767

		13,645,762

Total Industrials		264,391,016

Information Technology (17.3%)
Communications Equipment (1.5%)
ARRIS International plc*	208,100	6,270,053
Brocade Communications Systems, Inc.	437,500	5,464,375
Ciena Corp.*	150,683	3,678,172
InterDigital, Inc.	37,636	3,438,049
NetScout Systems, Inc.*	100,400	3,162,600
Plantronics, Inc.	36,670	2,008,049
ViaSat, Inc.*	56,400	3,734,808

		27,756,106

Electronic Equipment, Instruments & Components (4.1%)
Arrow Electronics, Inc.*	100,055	7,133,921
Avnet, Inc.	138,562	6,596,937
Belden, Inc.	46,400	3,469,328
Cognex Corp.	94,400	6,005,728
IPG Photonics Corp.*	40,200	3,968,142
Jabil Circuit, Inc.	210,200	4,975,434
Keysight Technologies, Inc.*	186,400	6,816,648
Knowles Corp. (x)*	97,000	1,620,870
Littelfuse, Inc.	24,400	3,703,188
National Instruments Corp.	113,729	3,505,128
SYNNEX Corp.	31,800	3,848,436
Tech Data Corp.*	38,807	3,286,177
Trimble, Inc.*	275,770	8,314,465
VeriFone Systems, Inc.*	119,562	2,119,834
Vishay Intertechnology, Inc. (x)	146,620	$2,375,244
Zebra Technologies Corp., Class A*	57,008	4,889,006

		72,628,486

Internet Software & Services (0.4%)
comScore, Inc.*	47,600	1,503,208
j2 Global, Inc.	51,800	4,237,240
WebMD Health Corp. (x)*	40,566	2,010,857

		7,751,305

IT Services (3.8%)
Acxiom Corp.*	83,971	2,250,423
Broadridge Financial Solutions, Inc.	130,988	8,684,504
Computer Sciences Corp.	154,900	9,204,159
Convergys Corp.	103,864	2,550,900
CoreLogic, Inc.*	96,603	3,557,888
DST Systems, Inc.	35,178	3,769,323
Gartner, Inc.*	90,289	9,125,509
Jack Henry & Associates, Inc.	86,007	7,635,701
Leidos Holdings, Inc.	157,250	8,041,765
MAXIMUS, Inc.	71,100	3,966,669
NeuStar, Inc., Class A*	60,795	2,030,553
Science Applications International Corp.	48,928	4,149,094
WEX, Inc.*	41,787	4,663,429

		69,629,917

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Micro Devices, Inc.*	836,100	9,481,374
Cirrus Logic, Inc.*	70,400	3,980,416
Cree, Inc. (x)*	110,352	2,912,189
Cypress Semiconductor Corp. (x)	346,600	3,965,104
Integrated Device Technology, Inc.*	147,641	3,478,422
Intersil Corp., Class A	149,242	3,328,097
Microsemi Corp.*	126,300	6,816,411
Monolithic Power Systems, Inc. (x)	40,300	3,301,779
Silicon Laboratories, Inc.*	45,350	2,947,750
Synaptics, Inc.*	37,600	2,014,608
Teradyne, Inc.	220,500	5,600,700
Versum Materials, Inc.*	118,500	3,326,295

		51,153,145

Software (4.2%)
ACI Worldwide, Inc.*	127,240	2,309,406
ANSYS, Inc.*	95,023	8,788,677
Cadence Design Systems, Inc.*	318,980	8,044,676
CDK Global, Inc.	163,800	9,777,221
CommVault Systems, Inc.*	44,940	2,309,916
Fair Isaac Corp.	33,884	4,039,650
Fortinet, Inc.*	160,080	4,821,610
Manhattan Associates, Inc.*	78,700	4,173,461
Mentor Graphics Corp.	118,086	4,356,193
PTC, Inc.*	125,847	5,822,941
Synopsys, Inc.*	165,859	9,762,460
Tyler Technologies, Inc.*	36,800	5,253,936
Ultimate Software Group, Inc. (The)*	31,700	5,780,495

		75,240,642

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	114,720	$1,524,629
Diebold Nixdorf, Inc. (x)	83,263	2,094,064
NCR Corp.*	134,430	5,452,481

		9,071,174

Total Information Technology		313,230,775

Materials (7.2%)
Chemicals (2.8%)
Ashland Global Holdings, Inc.	68,080	7,440,463
Cabot Corp.	68,445	3,459,210
Minerals Technologies, Inc.	37,389	2,888,300
NewMarket Corp.	10,118	4,288,413
Olin Corp.	179,282	4,591,412
PolyOne Corp.	91,600	2,934,864
RPM International, Inc.	145,532	7,833,988
Scotts Miracle-Gro Co. (The), Class A	49,665	4,745,491
Sensient Technologies Corp.	49,502	3,889,867
Valspar Corp. (The)	79,875	8,275,849

		50,347,857

Construction Materials (0.3%)
Eagle Materials, Inc.	52,754	5,197,852

Containers & Packaging (1.7%)
AptarGroup, Inc.	68,480	5,029,856
Bemis Co., Inc.	103,400	4,944,588
Greif, Inc., Class A	28,390	1,456,691
Owens-Illinois, Inc.*	177,300	3,086,793
Packaging Corp. of America	103,129	8,747,402
Silgan Holdings, Inc.	43,971	2,250,436
Sonoco Products Co.	110,012	5,797,632

		31,313,398

Metals & Mining (2.1%)
Allegheny Technologies, Inc. (x)	116,400	1,854,252
Carpenter Technology Corp.	51,096	1,848,142
Commercial Metals Co.	124,063	2,702,092
Compass Minerals International, Inc. (x)	37,269	2,920,026
Reliance Steel & Aluminum Co.	79,531	6,325,896
Royal Gold, Inc.	70,805	4,485,497
Steel Dynamics, Inc.	266,823	9,493,563
United States Steel Corp.	190,000	6,271,900
Worthington Industries, Inc.	48,510	2,301,314

		38,202,682

Paper & Forest Products (0.3%)
Domtar Corp.	67,730	2,643,502
Louisiana-Pacific Corp.*	152,966	2,895,646

		5,539,148

Total Materials		130,600,937

Real Estate (10.2%)
Equity Real Estate Investment Trusts (REITs) (9.8%)
Alexandria Real Estate Equities, Inc. (REIT)	87,321	9,703,983
American Campus Communities, Inc. (REIT)	145,466	7,239,843
Camden Property Trust (REIT)	95,811	8,054,831
Care Capital Properties, Inc. (REIT)	92,900	$2,322,500
Communications Sales & Leasing, Inc. (REIT)*	154,960	3,937,534
CoreCivic, Inc. (REIT)	129,131	3,158,544
Corporate Office Properties Trust (REIT)	104,302	3,256,308
Cousins Properties, Inc. (REIT)	373,599	3,179,327
DCT Industrial Trust, Inc. (REIT)	100,500	4,811,940
Douglas Emmett, Inc. (REIT)	157,500	5,758,200
Duke Realty Corp. (REIT)	389,938	10,356,752
Education Realty Trust, Inc. (REIT)	79,600	3,367,080
EPR Properties (REIT)	69,400	4,980,838
Equity One, Inc. (REIT)	99,739	3,060,990
First Industrial Realty Trust, Inc. (REIT)	128,000	3,590,400
Healthcare Realty Trust, Inc. (REIT)	125,000	3,790,000
Highwoods Properties, Inc. (REIT)	110,466	5,634,871
Hospitality Properties Trust (REIT)	180,198	5,719,485
Kilroy Realty Corp. (REIT)	101,090	7,401,810
Lamar Advertising Co. (REIT), Class A	90,711	6,099,408
LaSalle Hotel Properties (REIT)	124,100	3,781,327
Liberty Property Trust (REIT)	160,029	6,321,146
Life Storage, Inc. (REIT)	50,300	4,288,578
Mack-Cali Realty Corp. (REIT)	98,948	2,871,471
Medical Properties Trust, Inc. (REIT)	350,900	4,316,070
National Retail Properties, Inc. (REIT)	161,240	7,126,808
Omega Healthcare Investors, Inc. (REIT)	214,950	6,719,337
Potlatch Corp. (REIT)	44,448	1,851,259
Quality Care Properties, Inc. (REIT)*	102,200	1,584,100
Rayonier, Inc. (REIT)	134,885	3,587,941
Regency Centers Corp. (REIT)	114,069	7,865,058
Senior Housing Properties Trust (REIT)	260,475	4,930,792
Tanger Factory Outlet Centers, Inc. (REIT)	103,600	3,706,808
Taubman Centers, Inc. (REIT)	65,979	4,877,827
Urban Edge Properties (REIT)	98,300	2,704,233
Washington Prime Group, Inc. (REIT)	199,589	2,077,721
Weingarten Realty Investors (REIT)	127,157	4,550,949

		178,586,069

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	49,611	2,226,046
Jones Lang LaSalle, Inc.	49,581	5,009,664

		7,235,710

Total Real Estate		185,821,779

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	100,085	$2,889,454

Total Telecommunication Services		2,889,454

Utilities (5.2%)
Electric Utilities (1.9%)
Great Plains Energy, Inc.	237,211	6,487,721
Hawaiian Electric Industries, Inc.	117,163	3,874,580
IDACORP, Inc.	54,709	4,406,810
OGE Energy Corp.	219,049	7,327,189
PNM Resources, Inc.	87,415	2,998,335
Westar Energy, Inc.	154,382	8,699,425

		33,794,060

Gas Utilities (2.0%)
Atmos Energy Corp.	113,856	8,442,422
National Fuel Gas Co.	92,770	5,254,493
New Jersey Resources Corp.	94,300	3,347,650
ONE Gas, Inc.	57,100	3,652,116
Southwest Gas Corp.	52,200	3,999,564
UGI Corp.	189,955	8,753,127
WGL Holdings, Inc.	55,120	4,204,554

		37,653,926

Multi-Utilities (1.0%)
Black Hills Corp. (x)	58,862	3,610,595
MDU Resources Group, Inc.	214,361	6,167,166
NorthWestern Corp.	52,600	2,991,362
Vectren Corp.	90,542	4,721,765

		17,490,888

Water Utilities (0.3%)
Aqua America, Inc.	194,930	5,855,697

Total Utilities		94,794,571

Total Common Stocks (98.0%) (Cost $1,098,621,947)		1,778,097,517

SHORT-TERM INVESTMENTS:
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, IM Shares	29,185,645	29,194,401

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.1%)
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $3,600,276, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $3,672,000. (xx)	$3,600,000	3,600,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $1,000,079, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $7,000,817, collateralized by various Common Stocks; total market value $7,780,885. (xx)	7,000,000	7,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $800,084, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $816,003. (xx)	800,000	800,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,072,239, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,113,566. (xx)	2,072,124	2,072,124
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $5,000,256, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $5,100,062. (xx)	5,000,000	5,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $1,600,135, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,632,827. (xx)	1,600,000	1,600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $7,000,443, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $7,143,617. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $3,300,385, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,367,705. (xx)	$3,300,000	$3,300,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $1,000,067, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $1,020,068. (xx)	1,000,000	1,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,500,139, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,550,142. (xx)	2,500,000	2,500,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $2,000,241, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $2,040,001. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $19,002,291, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $19,380,002. (xx)	$19,000,000	$19,000,000

Total Repurchase Agreements		55,872,124

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills 0.46%, 3/2/17 (p)#	2,115,000	2,113,339

Total Short-Term Investments (4.8%) (Cost $87,176,083)		87,179,864

Total Investments (102.8%) (Cost $1,185,798,030)		1,865,277,381
Other Assets Less Liabilities (-2.8%)		(51,133,977)

Net Assets (100%)		$1,814,143,404

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,113,339.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $54,200,179. This was secured by cash collateral of $55,872,124 which was subsequently invested in joint repurchase agreements with a total value of $55,872,124, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	227	March-17	$38,333,287	$37,661,570	$(671,717)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$201,178,424	$—	$—	$201,178,424
Consumer Staples	76,583,586	—	—	76,583,586
Energy	70,630,114	—	—	70,630,114
Financials	303,732,088	—	—	303,732,088
Health Care	134,244,773	—	—	134,244,773
Industrials	264,391,016	—	—	264,391,016
Information Technology	313,230,775	—	—	313,230,775
Materials	130,600,937	—	—	130,600,937
Real Estate	185,821,779	—	—	185,821,779
Telecommunication Services	2,889,454	—	—	2,889,454
Utilities	94,794,571	—	—	94,794,571
Short-Term Investments
Investment Companies	29,194,401	—	—	29,194,401
Repurchase Agreements	—	55,872,124	—	55,872,124
U.S. Treasury Obligations	—	2,113,339	—	2,113,339

Total Assets	$1,807,291,918	$57,985,463	$—	$1,865,277,381

Liabilities:
Futures	$(671,717)	$—	$—	$(671,717)

Total Liabilities	$(671,717)	$—	$—	$(671,717)

Total	$1,806,620,201	$57,985,463	$—	$1,864,605,664

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Laibility Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(671,717	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$6,300,342

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(684,893)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $33,386,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$320,580,772
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$326,767,573

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$746,040,474
Aggregate gross unrealized depreciation	(67,502,490)

Net unrealized appreciation	$678,537,984

Federal income tax cost of investments	$1,186,739,397

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,129,925,906)	$1,809,405,257
Repurchase Agreements (Cost $55,872,124)	55,872,124
Cash	4,201,690
Dividends, interest and other receivables	2,169,239
Receivable from Separate Accounts for Trust shares sold	559,646
Securities lending income receivable	36,149
Other assets	5,169

Total assets	1,872,249,274

LIABILITIES
Payable for return of collateral on securities loaned	55,872,124
Payable to Separate Accounts for Trust shares redeemed	949,943
Investment management fees payable	537,557
Distribution fees payable – Class IB	354,549
Due to broker for futures variation margin	156,630
Administrative fees payable	151,321
Distribution fees payable – Class IA	22,649
Trustees’ fees payable	3,203
Accrued expenses	57,894

Total liabilities	58,105,870

NET ASSETS	$1,814,143,404

Net assets were comprised of:
Paid in capital	$1,128,054,145
Accumulated undistributed net investment income (loss)	562,903
Accumulated undistributed net realized gain (loss) on investments and futures	6,718,722
Net unrealized appreciation (depreciation) on investments and futures	678,807,634

Net assets	$1,814,143,404

Class IA
Net asset value, offering and redemption price per share, $107,343,548 / 7,328,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.65

Class IB
Net asset value, offering and redemption price per share, $1,674,668,647 / 115,993,386 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.44

Class K
Net asset value, offering and redemption price per share, $32,131,209 / 2,193,824 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.65

(x)	Includes value of securities on loan of $54,200,179.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$29,633,941
Interest	20,227
Securities lending (net)	340,112

Total income	29,994,280

EXPENSES
Investment management fees	5,668,639
Distribution fees – Class IB	3,755,380
Administrative fees	1,626,036
Distribution fees – Class IA	222,095
Printing and mailing expenses	109,897
Professional fees	93,397
Custodian fees	63,000
Trustees’ fees	36,558
Miscellaneous	40,239

Total expenses	11,615,241

NET INVESTMENT INCOME (LOSS)	18,379,039

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	135,091,371
Net distributions of realized gain received from underlying funds	11
Futures	6,300,342

Net realized gain (loss)	141,391,724

Change in unrealized appreciation (depreciation) on:
Investments	140,643,930
Futures	(684,893)

Net change in unrealized appreciation (depreciation)	139,959,037

NET REALIZED AND UNREALIZED GAIN (LOSS)	281,350,761

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$299,729,800

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,379,039	$12,974,127
Net realized gain (loss) on investments, futures and net distributions of realized gain received from underlying funds	141,391,724	156,925,560
Net change in unrealized appreciation (depreciation) on investments and futures	139,959,037	(216,102,204)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,729,800	(46,202,517)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,062,171)	(709,782)
Class IB	(16,628,860)	(13,167,335)
Class K	(399,235)	(314,420)

	(18,090,266)	(14,191,537)

Distributions from net realized capital gains
Class IA	(5,168,862)	—
Class IB	(81,985,418)	—
Class K	(1,546,417)	—

	(88,700,697)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(106,790,963)	(14,191,537)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,594,923 and 1,826,539 shares, respectively ]	22,398,370	25,342,216
Capital shares issued in reinvestment of dividends [ 423,704 and 55,691 shares, respectively ]	6,231,033	709,782
Capital shares repurchased [ (716,143) and (1,740,584) shares, respectively ]	(9,879,238)	(23,207,087)

Total Class IA transactions	18,750,165	2,844,911

Class IB
Capital shares sold [ 7,920,245 and 8,540,262 shares, respectively ]	109,541,300	115,412,912
Capital shares issued in reinvestment of dividends [ 6,803,258 and 1,047,424 shares, respectively ]	98,614,278	13,167,335
Capital shares repurchased [ (11,561,840) and (10,901,714) shares, respectively ]	(155,631,565)	(147,179,658)

Total Class IB transactions	52,524,013	(18,599,411)

Class K
Capital shares sold [ 346,620 and 411,186 shares, respectively ]	4,890,559	5,704,645
Capital shares issued in reinvestment of dividends [ 132,331 and 24,674 shares, respectively ]	1,945,652	314,420
Capital shares repurchased [ (390,021) and (319,633) shares, respectively ]	(5,400,886)	(4,388,328)

Total Class K transactions	1,435,325	1,630,737

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	72,709,503	(14,123,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	265,648,340	(74,517,817)
NET ASSETS:
Beginning of year	1,548,495,064	1,623,012,881

End of year (a)	$1,814,143,404	$1,548,495,064

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$562,903	$29,047

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.97	$13.47	$12.46	$9.47	$8.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.11	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments and futures	2.42	(0.49)	1.03	3.01	1.34

Total from investment operations	2.58	(0.38)	1.12	3.08	1.40

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.11)	(0.09)	(0.09)
Distributions from net realized gains	(0.75)	—	—	—	—

Total dividends and distributions	(0.90)	(0.12)	(0.11)	(0.09)	(0.09)

Net asset value, end of year	$14.65	$12.97	$13.47	$12.46	$9.47

Total return	19.89%	(2.81)%	8.96%	32.53%	17.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$107,344	$78,134	$79,281	$64,672	$45,174
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.73%
Before fees paid indirectly (f)	0.72%	0.72%	0.72%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	1.14%	0.78%	0.66%	0.67%	0.67%
Before fees paid indirectly (f)	1.14%	0.78%	0.66%	0.66%	0.67%
Portfolio turnover rate ^	20%	20%	14%	15%	8%

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.79	$13.29	$12.29	$9.34	$8.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.11	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments and futures	2.40	(0.49)	1.02	2.97	1.32

Total from investment operations	2.55	(0.38)	1.10	3.04	1.38

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.10)	(0.09)	(0.09)
Distributions from net realized gains	(0.75)	—	—	—	—

Total dividends and distributions	(0.90)	(0.12)	(0.10)	(0.09)	(0.09)

Net asset value, end of year	$14.44	$12.79	$13.29	$12.29	$9.34

Total return	19.92%	(2.86)%	8.99%	32.54%	17.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,674,669	$1,443,070	$1,516,938	$1,497,840	$1,162,125
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.72%	0.72%	0.72%	0.72%	0.73%
Before fees paid indirectly (f)	0.72%	0.72%	0.72%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	1.13%	0.78%	0.65%	0.66%	0.66%
Before fees paid indirectly (f)	1.13%	0.78%	0.65%	0.66%	0.66%
Portfolio turnover rate ^	20%	20%	14%	15%	8%

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.97	$13.47	$12.46	$9.47	$8.16

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.14	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investments and futures	2.43	(0.49)	1.03	3.01	1.35

Total from investment operations	2.62	(0.35)	1.15	3.11	1.43

Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.14)	(0.12)	(0.12)
Distributions from net realized gains	(0.75)	—	—	—	—

Total dividends and distributions	(0.94)	(0.15)	(0.14)	(0.12)	(0.12)

Net asset value, end of year	$14.65	$12.97	$13.47	$12.46	$9.47

Total return	20.20%	(2.56)%	9.23%	32.86%	17.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,131	$27,291	$26,794	$25,187	$50,140
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.47%	0.47%	0.47%	0.48%	0.48%
Before fees paid indirectly (f)	0.47%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	1.38%	1.04%	0.90%	0.87%	0.92%
Before fees paid indirectly (f)	1.38%	1.04%	0.90%	0.87%	0.92%
Portfolio turnover rate ^	20%	20%	14%	15%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.00%	0.00%	0.76%
Portfolio – Class IB Shares	0.00	0.00	0.67
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33	0.12	0.80
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.00% for the year ended December 31, 2016. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.33% over the same period.

Portfolio Highlights

In a move that was widely expected, the Federal Reserve (Fed) raised the overnight federal funds rate in December by 25 basis points to 0.50%. With the November unemployment rate reported at only 4.6% and third quarter gross domestic product (GDP) estimated at 3.5%, the Fed cited a strengthening labor market and continued moderate economic expansion as justifications for their tightening decision. While the Fed did not commit to further rate hikes during 2017, the futures markets and many economic forecasters are anticipating two additional rate increases during the upcoming year. Obviously, this will depend heavily on a continuation of the positive economic environment.

The jury is still out on whether the current optimism regarding the new administration will be justified by actual economic performance. The tax and spending decisions of the new administration and Congress have yet to be well defined and potential trade and tariff disputes could cause disruptions in worldwide supply chains. The Fed and market participants will be closely watching to see how these issues unfold.

The Portfolio will be structured with a mixture of fixed and floating-rate issues from government sponsored enterprises as well as with U.S. Treasury securities and repurchase agreements secured by such instruments. We intend to position the Portfolio to meet anticipated shareholder movements as well as to reflect our expectations of future Fed policy moves.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

EQ/Money Market
Weighted Average Maturity (Days)	50
Number of Holdings	17
Weighted Avg. Credit Quality**:	A-1

Maturity Weightings
1-30 Days	39.25
31-60 Days	33.23
61-90 Days	13.00
91-120 Days	—
>120 Days	14.52

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2016	% of Net Assets
U.S. Government Agency Securities	73.9%
U.S. Treasury Obligations	20.2
Repurchase Agreements	5.7
Cash and Other	0.2

Total	100.0%

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UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,000.01	$1.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.43	1.73
Class IB
Actual	1,000.00	1,000.01	1.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.43	1.73

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.34% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreement (5.7%)
Bank of Nova Scotia (The), 0.50%, dated 12/30/16, due 1/3/17, repurchase price 80,004,444, collateralized by various U.S.Government Treasury Securities, ranging from 0.625%-2.750%, maturing 11/30/17-5/15/46; total market value $81,600,075.	$80,000,000	$80,000,000

Total Repurchase Agreement		80,000,000

U.S. Government Agency Securities (73.9%)
FFCB
0.61%, 1/25/17 (o)(p)	15,000,000	14,993,900
FHLB
0.30%, 1/3/17 (o)(p)	11,000,000	10,999,817
0.34%, 1/4/17 (o)(p)	100,000,000	99,997,167
0.35%, 1/10/17 (o)(p)	178,700,000	178,684,364
0.50%, 2/1/17 (o)(p)	90,100,000	90,061,207
0.51%, 2/2/17 (o)(p)	45,000,000	44,979,800
0.53%, 2/22/17 (o)(p)	175,000,000	174,866,028
0.51%, 3/6/17 (o)(p)	30,000,000	29,972,800
0.53%, 3/8/17 (o)(p)	100,000,000	99,903,933
0.62%, 5/31/17 (o)(p)	121,063,000	120,750,254
0.74%, 8/28/17 (l)	15,000,000	15,004,656
FHLMC
0.44%, 1/20/17 (o)(p)	93,840,000	93,818,093
FNMA
0.55%, 3/15/17 (o)(p)	$50,000,000	$49,944,236

Total U.S. Government Agency Securities		1,023,976,255

U.S. Treasury Obligations (20.2%)
U.S. Treasury Bills
0.30%, 1/5/17 (p)	50,000,000	49,998,333
0.49%, 2/23/17 (p)	150,000,000	149,892,896
0.55%, 5/18/17 (p)	80,000,000	79,832,251

Total U.S. Treasury Obligations		279,723,480

Total Investments (99.8%) (Amortized Cost $1,383,699,735)		1,383,699,735
Other Assets Less Liabilities (0.2%)		2,124,418

Net Assets (100%)		$1,385,824,153

Federal Income Tax Cost of Investments		$1,383,699,735

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.

Glossary:

FFCB —	Federal Farm Credit Bank
FHLB —	Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA —	Federal National Mortgage Association

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
Repurchase Agreements	$—	$80,000,000	$—	$80,000,000
U.S. Government Agency Securities	—	1,023,976,255	—	1,023,976,255
U.S. Treasury Obligations	—	279,723,480	—	279,723,480

Total Assets	$—	$1,383,699,735	$—	$1,383,699,735

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,383,699,735	$—	$1,383,699,735

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value:
Unaffiliated Issuers (Cost $1,303,699,735)	$1,303,699,735
Repurchase Agreements (Cost $80,000,000)	80,000,000
Cash	2,902,916
Dividends, interest and other receivables	3,457
Other assets	4,383

Total assets	1,386,610,491

LIABILITIES
Investment management fees payable	334,879
Administrative fees payable	109,494
Trustees’ fees payable	3,241
Accrued expenses	338,724

Total liabilities	786,338

NET ASSETS	$1,385,824,153

Net assets were comprised of:
Paid in capital	$1,385,839,798
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(15,645)

Net assets	$1,385,824,153

Class IA
Net asset value, offering and redemption price per share, $373,960,552 / 373,773,513 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,011,863,601 / 1,011,877,971 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$4,076,578

EXPENSES
Investment management fees	4,321,502
Distribution fees – Class IB	2,215,241
Administrative fees	1,277,604
Distribution fees – Class IA	965,253
Printing and mailing expenses	112,785
Professional fees	81,664
Custodian fees	77,200
Trustees’ fees	28,555
Miscellaneous	27,795

Gross expenses	9,107,599
Less: Waiver from investment manager	(1,858,072)
Waiver from distributor	(3,180,494)

Net expenses	4,069,033

NET INVESTMENT INCOME (LOSS)	7,545

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(174)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,371

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,545	$—
Net realized gain (loss) on investments	(174)	(15,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,371	(15,047)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,052)	—
Class IB	(5,493)	—

	(7,545)	—

Distributions from net realized capital gains
Class IA	(381)	(1,974)
Class IB	(870)	(4,035)

	(1,251)	(6,009)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,796)	(6,009)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 288,409,290 and 330,748,911 shares, respectively ]	288,553,803	330,920,628
Capital shares issued in reinvestment of dividends and distributions [ 2,433 and 1,974 shares, respectively ]	2,433	1,974
Capital shares repurchased [ (293,624,632) and (336,110,248) shares, respectively ]	(293,771,752)	(336,284,019)

Total Class IA transactions	(5,215,516)	(5,361,417)

Class IB
Capital shares sold [ 6,160,346,487 and 3,962,381,199 shares, respectively ]	6,160,262,833	3,962,392,371
Capital shares issued in reinvestment of dividends and distributions [ 6,363 and 4,035 shares, respectively ]	6,363	4,035
Capital shares repurchased [ (5,975,362,205) and (3,910,627,383) shares, respectively ]	(5,975,281,134)	(3,910,639,455)

Total Class IB transactions	184,988,062	51,756,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	179,772,546	46,395,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,771,121	46,374,478
NET ASSETS:
Beginning of year	1,206,053,032	1,159,678,554

End of year (a)	$1,385,824,153	$1,206,053,032

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	—	—

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	—	—		—	#	—
Net realized and unrealized gain (loss) on investments	—	#	— #	—	#	—	#	— #

Total from investment operations	—	#	— #	—	#	—	#	— #

Less distributions:
Dividends from net investment income	—	#	—	—	#	—		—
Distributions from net realized gains	—	#	— #	—	#	—	#	—

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.00	%‡‡	0.00%	0.00	%‡‡	0.00%		0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$373,961		$379,177	$384,545		$408,127		$424,144
Ratio of expenses to average net assets:
After waivers	0.32%		0.14%	0.09%		0.11%		0.12%
Before waivers	0.72%		0.71%	0.72%		0.72%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	—	%‡‡	—%	—%		—	%‡‡	—%
Before waivers	(0.40)%		(0.57)%	(0.62)%		(0.61)%		(0.60)%

	Year Ended December 31,
Class IB	2016		2015	2014		2013		2012
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	—	—		—	#	—
Net realized and unrealized gain (loss) on investments	—	#	— #	—	#	—	#	— #

Total from investment operations	—	#	— #	—	#	—	#	— #

Less distributions:
Dividends from net investment income	—	#	—	—	#	—		—
Distributions from net realized gains	—	#	— #	—	#	—	#	—

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total return	0.00	%‡‡	0.00%	0.00	%‡‡	0.00%		0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,011,864		$826,877	$775,134		$911,309		$936,388
Ratio of expenses to average net assets:
After waivers	0.32%		0.14%	0.09%		0.11%		0.12%
Before waivers	0.72%		0.71%	0.72%		0.72%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	—	%‡‡	—%	—%		—	%‡‡	—%
Before waivers	(0.40)%		(0.57)%	(0.62)%		(0.61)%		(0.60)%
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1207

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(0.02)%	9.82%	3.99%
Portfolio – Class IB Shares	0.05	9.82	3.85
MSCI AC World (Net) Index	7.86	9.36	3.56
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.05% for the year ended December 31, 2016. The Portfolio’s, the MSCI AC World (Net) Index returned 7.86%, over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio outperformed the benchmark in the consumer discretionary sector due to stock selection and the consumer staples sector as a result of an underweight position. On a country basis, stock selection in France and Japan contributed positively to relative performance, as did stock selection in Denmark.

•

LVMH Moet Hennessy Louis Vuitton SE is an iconic global luxury company with 70 brands across fashion and leather goods, watches and jewelry, wines and spirits, perfumes and cosmetics, and selective retailing. Given the wide moat and exclusive nature of the brands LVMH owns, the company is positioned to benefit from the growing demand for luxury goods, particularly in the emerging markets. Customers are willing to pay premium prices, which enabled LVMH to earn above-average margins and deliver returns on invested capital in the low double digits.

•

Keyence Corp. develops, produces and sells factory automation solutions, such as image processing equipment, control and measuring equipment, as well as sensors. The company reported strong operating results at the close of April for their fiscal third quarter.

•

Kering is a global consumer and luxury brands company, with popular names such as Gucci, Bottega Veneta, Yves Saint Laurent and Puma. These brands tend to garner high margins and have timeless appeal even through fashion cycles.

What hurt performance during the year:

•

The Portfolio’s underperformance stemmed largely from weaker relative stock selection in the financials and information technology sectors. Stock selection and an overweight position in health care and an underweight position in energy also had a negative impact on relative performance. On a country basis, stock selection in the U.S., Switzerland and Germany detracted most from performance versus the benchmark.

•

The most significant detractors from performance this period included SunEdison, Inc. (Information Technology) (United States), Circassia Pharmaceuticals plc (Health Care) (United Kingdom) and Celldex Therapeutics, Inc. (Health Care) (United States).

•

SunEdison owns and operates clean power generation assets and sells silicon wafers to the semiconductor industry. The reversal of low debt costs in the energy market that resulted from widening high yield spreads challenged SunEdison’s growth rate. Further,

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obligations were supposed to be non-recourse to the parent segment; however, this did not turn out to be the case. SunEdison revealed that its accounting was unreliable and that the previously disclosed levels of cash on its balance sheet unlikely to be correct. The company filed for bankruptcy.

•	Pharma companies Circassia Pharmaceuticals and Celldex Therapeutics had disappointing results in Phase III drug trials during the reporting period.

Portfolio Positioning and Outlook — OppenheimerFunds, Inc.

At period end, the Portfolio had its largest overweight positions in information technology, consumer discretionary, health care, industrials and financials. The Portfolio had underweight positions in energy, consumer staples, materials, utilities, telecommunication services and real estate. On a country basis, the Portfolio had its largest overweight positions in Japan, Germany and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the benchmark, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Information Technology	$45,330,598	24.0%
Financials	38,231,900	20.3
Consumer Discretionary	29,768,951	15.8
Health Care	27,486,273	14.6
Industrials	23,698,387	12.6
Consumer Staples	9,911,113	5.2
Repurchase Agreements	7,896,894	4.2
Investment Company	3,927,215	2.1
Telecommunication Services	2,814,456	1.5
Real Estate	2,481,584	1.3
Materials	1,849,571	1.0
Energy	1,846,820	1.0
Cash and Other	(6,817,906)	(3.6)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,087.70	$6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.18
Class IB
Actual	1,000.00	1,088.48	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.18

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.22% and 1.22%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
China (1.2%)
JD.com, Inc. (ADR) (x)*	92,557	$2,354,650

Denmark (0.4%)
FLSmidth & Co. A/S	16,919	701,914

France (9.1%)
Airbus Group SE	75,529	4,996,132
Kering	14,114	3,169,020
LVMH Moet Hennessy Louis Vuitton SE	24,051	4,592,555
Societe Generale SA	49,764	2,448,694
Technip SA	25,873	1,846,820

		17,053,221

Germany (9.1%)
Allianz SE (Registered)	20,283	3,352,091
Bayer AG (Registered)	24,728	2,580,347
Bayerische Motoren Werke AG (Preference) (q)	45,458	3,478,794
Linde AG	11,256	1,849,571
SAP SE	51,738	4,509,998
Siemens AG (Registered)	10,700	1,315,560

		17,086,361

India (3.3%)
DLF Ltd.	1,511,895	2,481,584
ICICI Bank Ltd. (ADR)	320,905	2,403,578
Zee Entertainment Enterprises Ltd.	202,206	1,349,778

		6,234,940

Italy (1.2%)
Brunello Cucinelli SpA (x)	34,620	741,245
Prysmian SpA	33,876	870,094
Tod’s SpA (x)	9,425	613,132

		2,224,471

Japan (14.1%)
Dai-ichi Life Holdings, Inc.	163,963	2,730,028
FANUC Corp.	8,582	1,454,993
KDDI Corp.	111,147	2,814,456
Keyence Corp.	5,489	3,766,569
Kyocera Corp.	48,640	2,418,787
Murata Manufacturing Co. Ltd.	36,717	4,916,544
Nidec Corp. (x)	44,064	3,802,228
Nintendo Co. Ltd.	4,400	923,859
Sumitomo Mitsui Financial Group, Inc.	40,544	1,547,176
Suzuki Motor Corp.	42,100	1,481,920
TDK Corp.	10,900	749,827

		26,606,387

Spain (2.7%)
Banco Bilbao Vizcaya Argentaria SA	158,637	1,071,069
Industria de Diseno Textil SA	116,394	3,973,393

		5,044,462

Sweden (1.4%)
Assa Abloy AB, Class B	142,873	2,651,837

Switzerland (4.2%)
Credit Suisse Group AG (Registered)*	51,558	$739,725
Nestle SA (Registered)	22,320	1,601,175
Roche Holding AG	7,235	1,652,618
UBS Group AG (Registered)	250,261	3,919,928

		7,913,446

United Kingdom (4.3%)
Circassia Pharmaceuticals plc*	310,638	359,860
Earthport plc*	852,230	223,186
International Consolidated Airlines Group SA	175,080	951,324
Prudential plc	174,758	3,505,175
Unilever plc	77,698	3,152,734

		8,192,279

United States (46.3%)
3M Co.	17,457	3,117,297
ACADIA Pharmaceuticals, Inc. (x)*	48,680	1,403,931
Adobe Systems, Inc.*	30,710	3,161,595
Aetna, Inc.	44,312	5,495,131
Alphabet, Inc., Class A*	6,167	4,887,039
Alphabet, Inc., Class C*	6,399	4,938,876
Anthem, Inc.	23,035	3,311,742
Biogen, Inc.*	7,420	2,104,164
BioMarin Pharmaceutical, Inc.*	11,150	923,666
Bluebird Bio, Inc. (x)*	10,650	657,105
Citigroup, Inc.	93,826	5,576,079
Colgate-Palmolive Co.	67,903	4,443,572
Emerson Electric Co.	24,968	1,391,966
Facebook, Inc., Class A*	33,245	3,824,837
FNF Group	46,818	1,589,939
Gilead Sciences, Inc.	26,945	1,929,532
Goldman Sachs Group, Inc. (The)	14,958	3,581,693
International Game Technology plc (Italian Stock Exchange)	16,750	427,460
International Game Technology plc (New York Stock Exchange)	43,669	1,114,433
Intuit, Inc.	37,345	4,280,110
Ionis Pharmaceuticals, Inc. (x)*	30,190	1,443,988
MacroGenics, Inc.*	33,230	679,221
Maxim Integrated Products, Inc.	97,329	3,753,980
PayPal Holdings, Inc.*	43,337	1,710,511
S&P Global, Inc.	53,624	5,766,725
Sage Therapeutics, Inc.*	19,450	993,117
Shire plc	19,818	1,144,006
Tiffany & Co. (x)	32,112	2,486,432
Twitter, Inc.*	77,600	1,264,880
United Parcel Service, Inc., Class B	21,328	2,445,042
Vertex Pharmaceuticals, Inc.*	5,788	426,402
Walt Disney Co. (The)	37,757	3,935,035
Whole Foods Market, Inc.	23,200	713,632
Zimmer Biomet Holdings, Inc.	23,076	2,381,443

		87,304,581

Total Common Stocks (97.3%) (Cost $135,993,887)		183,368,549

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	357,569	$51,104

SHORT-TERM INVESTMENTS:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares	3,926,037	3,927,215

	Principal Amount	Value (Note 1)

Repurchase Agreements (4.2%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $580,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $591,601. (xx)	$580,000	580,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $70,008, collateralized by various Common Stocks; total market value $77,809. (xx)	70,000	70,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	1,000,000	1,000,000

Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $36,896, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $37,631. (xx)	$36,894	$36,894
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $300,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $306,004. (xx)	300,000	300,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $500,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $1,500,100, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $1,530,102. (xx)	1,500,000	1,500,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $400,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $408,023. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $500,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $510,000. (xx)	500,000	500,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $10,200. (xx)	10,000	10,000

Total Repurchase Agreements		7,896,894

Total Short-Term Investments (6.3%) (Cost $11,823,423)		11,824,109

Total Investments (103.6%) (Cost $147,817,310)		195,243,762
Other Assets Less Liabilities (-3.6%)		(6,817,906)

Net Assets (100%)		$188,425,856

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $7,646,828. This was secured by cash collateral of $7,896,894 which was subsequently invested in joint repurchase agreements with a total value of $7,896,894, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2016	Market Value	% of Net Assets
Information Technology	$45,330,598	24.0%
Financials	38,231,900	20.3
Consumer Discretionary	29,768,951	15.8
Health Care	27,486,273	14.6
Industrials	23,698,387	12.6
Consumer Staples	9,911,113	5.2
Repurchase Agreements	7,896,894	4.2
Investment Company	3,927,215	2.1
Telecommunication Services	2,814,456	1.5
Real Estate	2,481,584	1.3
Materials	1,849,571	1.0
Energy	1,846,820	1.0
Cash and Other	(6,817,906)	(3.6)

		100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$10,318,010	$19,399,837	$—	$29,717,847
Consumer Staples	5,157,204	4,753,909	—	9,911,113
Energy	—	1,846,820	—	1,846,820
Financials	18,918,015	19,313,885	—	38,231,900
Health Care	21,749,442	5,736,831	—	27,486,273
Industrials	6,954,304	16,744,083	—	23,698,387
Information Technology	27,821,827	17,508,771	—	45,330,598
Materials	—	1,849,571	—	1,849,571
Real Estate	—	2,481,584	—	2,481,584
Telecommunication Services	—	2,814,456	—	2,814,456
Preferred Stocks
Consumer Discretionary	—	51,104	—	51,104
Short-Term Investments
Investment Companies	3,927,215	—	—	3,927,215
Repurchase Agreements	—	7,896,894	—	7,896,894

Total Assets	$94,846,017	$100,397,745	$—	$195,243,762

Total Liabilities	$—	$—	$—	$—

Total	$94,846,017	$100,397,745	$—	$195,243,762

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(24,806)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $390,000 for twenty one days during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$31,748,935
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$31,585,605

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,987,257
Aggregate gross unrealized depreciation	(5,267,483)

Net unrealized appreciation	$46,719,774

Federal income tax cost of investments	$148,523,988

For the year ended December 31, 2016, the Portfolio incurred approximately $1,786 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $139,920,416)	$187,346,868
Repurchase Agreements (Cost $7,896,894)	7,896,894
Cash	814,000
Foreign cash (Cost $6)	6
Receivable for securities sold	424,332
Dividends, interest and other receivables	254,080
Receivable from Separate Accounts for Trust shares sold	81,705
Securities lending income receivable	4,384
Other assets	601

Total assets	196,822,870

LIABILITIES
Payable for return of collateral on securities loaned	7,896,894
Payable for securities purchased	212,313
Investment management fees payable	117,125
Payable to Separate Accounts for Trust shares redeemed	62,040
Distribution fees payable – Class IB	29,508
Administrative fees payable	15,810
Distribution fees payable – Class IA	10,610
Accrued expenses	52,714

Total liabilities	8,397,014

NET ASSETS	$188,425,856

Net assets were comprised of:
Paid in capital	$167,686,378
Accumulated undistributed net investment income (loss)	(171,459)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(26,491,341)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	47,402,278

Net assets	$188,425,856

Class IA
Net asset value, offering and redemption price per share, $49,642,688 / 3,396,727 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.61

Class IB
Net asset value, offering and redemption price per share, $138,783,168 / 9,499,291 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.61

(x)	Includes value of securities on loan of $7,646,828.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $250,800 foreign withholding tax)	$3,265,231
Interest	58,162
Securities lending (net)	33,477

Total income	3,356,870

EXPENSES
Investment management fees	1,744,186
Distribution fees – Class IB	332,445
Administrative fees	184,370
Distribution fees – Class IA	126,551
Professional fees	89,259
Custodian fees	39,500
Printing and mailing expenses	12,155
Trustees’ fees	4,183
Miscellaneous	15,762

Gross expenses	2,548,411
Less: Waiver from investment manager	(285,105)

Net expenses	2,263,306

NET INVESTMENT INCOME (LOSS)	1,093,564

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(6,634,821)
Foreign currency transactions	(1,032)

Net realized gain (loss)	(6,635,853)

Change in unrealized appreciation (depreciation) on:
Investments	6,134,308
Foreign currency translations	(4,824)

Net change in unrealized appreciation (depreciation)	6,129,484

NET REALIZED AND UNREALIZED GAIN (LOSS)	(506,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$587,195

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,093,564	$663,518
Net realized gain (loss) on investments and foreign currency transactions	(6,635,853)	2,075,458
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,129,484	670,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	587,195	3,408,990

DIVIDENDS:
Dividends from net investment income
Class IA	(404,732)	(143,833)
Class IB	(1,118,580)	(357,321)

TOTAL DIVIDENDS:	(1,523,312)	(501,154)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 422,620 and 1,657,666 shares, respectively ]	5,846,310	25,416,553
Capital shares issued in reinvestment of dividends [ 27,456 and 9,864 shares, respectively ]	404,732	143,833
Capital shares repurchased [ (707,094) and (1,054,452) shares, respectively ]	(9,951,657)	(15,690,753)

Total Class IA transactions	(3,700,615)	9,869,633

Class IB
Capital shares sold [ 1,315,319 and 1,939,931 shares, respectively ]	18,188,362	29,485,726
Capital shares issued in reinvestment of dividends [ 75,910 and 24,512 shares, respectively ]	1,118,580	357,321
Capital shares repurchased [ (1,037,997) and (509,325) shares, respectively ]	(14,687,390)	(7,725,860)

Total Class IB transactions	4,619,552	22,117,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	918,937	31,986,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,180)	34,894,656
NET ASSETS:
Beginning of year	188,443,036	153,548,380

End of year (a)	$188,425,856	$188,443,036

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(171,459)	$288,741

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014		2013	2012
Net asset value, beginning of year	$14.73	$14.31	$14.13		$11.43	$9.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.06	0.08	##	0.08	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.09)	0.40	0.17		2.92	1.86

Total from investment operations	—	0.46	0.25		3.00	1.95

Less distributions:
Dividends from net investment income	(0.12)	(0.04)	(0.07)		(0.30)	(0.09)

Net asset value, end of year	$14.61	$14.73	$14.31		$14.13	$11.43

Total return	(0.02)%	3.22%	1.78%		26.33%	20.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,643	$53,805	$43,515		$33,090	$21,522
Ratio of expenses to average net assets:
After waivers (f)	1.23%	1.25%	1.25%		1.25%	1.32%
Before waivers (f)	1.39%	1.39%	1.43%		1.42%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.61%	0.39%	0.58	%(aa)	0.59%	0.85%
Before waivers (f)	0.45%	0.25%	0.40	%(aa)	0.42%	0.80%
Portfolio turnover rate^	18%	17%	17%		27%	21%

	Year Ended December 31,
Class IB	2016	2015	2014		2013	2012
Net asset value, beginning of year	$14.72	$14.31	$14.13		$11.43	$9.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.05	0.09	##	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.07)	0.40	0.16		2.87	1.86

Total from investment operations	0.01	0.45	0.25		3.00	1.95

Less distributions:
Dividends from net investment income	(0.12)	(0.04)	(0.07)		(0.30)	(0.09)

Net asset value, end of year	$14.61	$14.72	$14.31		$14.13	$11.43

Total return	0.05%	3.15%	1.78%		26.33%	20.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,783	$134,638	$110,034		$95,434	$394,139
Ratio of expenses to average net assets:
After waivers (f)	1.23%	1.25%	1.25%		1.25%	1.32%
Before waivers (f)	1.39%	1.39%	1.43%		1.37%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.59%	0.36%	0.60	%(bb)	1.00%	0.88%
Before waivers (f)	0.44%	0.22%	0.42	%(bb)	0.88%	0.83%
Portfolio turnover rate^	18%	17%	17%		27%	21%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% for income after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% for income after waivers and 0.22% before waivers.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	Since Incept.
Portfolio – Class IB Shares*	10.35%	2.32%
Portfolio – Class K Shares*	10.63	2.57
Bloomberg Barclays World Government Inflation-Linked Bond Index	10.22	2.97
* Date of inception 2/8/13. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.35% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index, returned 10.22% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An overweight position in U.S. TIPS aided performance as the breakeven curve rose amid higher inflation expectations surrounding Trump’s proposed policies and an uptick in commodity prices.

•	Curve positioning within U.K. nominal rates was beneficial, despite an overall short to duration, as rates fell primarily in the intermediate to long end of the yield curve.

•

Spread sector exposure added to overall performance, including select credit exposure within investment grade financials and industrials, non-Agency mortgage backed securities (MBS), and dollar-denominated emerging market quasi-sovereigns as spreads ended the year broadly tighter.

•

Select exposure to emerging market currencies, a long dollar position against the euro, and a short to the British pound following Brexit were positive as the dollar largely strengthened over the year.

What hurt performance during the year:

•	Underweight U.K. real rates detracted from performance as rates fell across the curve, primarily on risk-off sentiment post-Brexit.

•

Short exposures to U.S. nominal rates, partly implemented through the use of futures, were detrimental, with interest rates drifting lower over the first half of the year on risk-off sentiment and the Federal Reserve’s dovish monetary policy

Portfolio Positioning and Outlook — PIMCO

PIMCO’s baseline forecast for 2017 calls for real global growth to remain in the 2.5%–3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like Brazil and Russia is likely to ebb. However, in light of significant uncertainties, we recognize that both left- and right-tail risks have increased. Growth in the U.S. and eurozone should remain above trend, but policy and political uncertainty remains. In emerging markets, domestic conditions have improved but the evolution of trade and central bank policy in places like the United States may serve as a headwind.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

As of December 31, 2016
Weighted Average Life (Years)	12.35
Weighted Average Coupon (%)	1.21
Weighted Average Modified Duration (Years)*	12.08
Weighted Average Rating**	AA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2016	% of Net Assets
Foreign Government Securities	59.2%
U.S. Treasury Obligations	52.7
Asset-Backed Securities	5.4
Mortgage-Backed Securities	4.3
Financials	3.2
Collateralized Mortgage Obligations	1.7
Health Care	1.1
Investment Companies	0.9
Consumer Discretionary	0.3
Energy	0.3
Real Estate	0.1
Commercial Mortgage-Backed Securities	0.1
Information Technology	0.1
Options Purchased	0.0 #
Cash and Other	(29.4)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,022.90	$6.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.57	6.62
Class K
Actual	1,000.00	1,023.59	5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.25

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.31% and 1.03%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (5.4%)
Ares XXV CLO Ltd.,
Series 2012-3A AR 2.100%, 1/17/24 (l)§		$300,000	$300,001
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-1A AR 2.111%, 4/20/22 (l)§		147,700	147,702
CIFC Funding Ltd.,
Series 2012-1A A1R2 2.176%, 8/14/24 (l)§		288,892	288,890
Series 2012-2A A1R 2.292%, 12/5/24 (l)§		200,000	199,968
Cordatus CLO I plc,
Series 2006-1X A2 0.819%, 1/30/24 (l)(m)	GBP	56,820	69,701
Cordatus CLO II plc,
Series 2007-1X A1F 0.042%, 7/25/24 (l)(m)	EUR	198,596	208,338
Series 2007-1X A2 0.844%, 7/25/24 (l)(m)	GBP	81,864	99,657
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 1.806%, 9/25/34 (l)		$121,154	115,933
Denali Capital CLO VII Ltd.,
Series 2007-1A A1L 1.112%, 1/22/22 (l)§		297,968	294,641
Highlander Euro CDO III BV,
Series 2007-3A A 0.000%, 5/1/23 (l)§	EUR	92,866	97,483
HSI Asset Securitization Corp. Trust,
Series 2007-WF1 1A1 0.916%, 5/25/37 (l)		$131,466	126,386
JP Morgan Mortgage Acquisition Trust,
Series 2006-NC1 A4 0.926%, 4/25/36 (l)		145,575	144,207
Navient Student Loan Trust,
Series 2016-7A A 1.906%, 3/25/66 (l)§		98,802	99,810
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 1.226%, 1/25/36 (l)		200,000	177,810
Option One Mortgage Loan Trust,
Series 2004-3 M2 1.611%, 11/25/34 (l)		28,680	26,673
Penta CLO 2 BV,
Series 2015-2A ANV 1.300%, 8/4/28 (l)§	EUR	250,000	264,085
RAAC Trust,
Series 2007-SP3 A1 1.956%, 9/25/47 (l)		$51,786	50,857
Symphony CLO VIII LP,
Series 2012-8A AR 1.976%, 1/9/23 (l)§		228,848	228,847
U.S. Residential Opportunity Fund II Trust,
Series 2016-3II A 3.598%, 10/27/36 (e)§		98,407	98,593
VOLT XL LLC,
Series 2015-NP14 A1 4.375%, 11/27/45 (e)§		62,342	62,873
VOLT XLI LLC,
Series 2016-NPL1 A1 4.250%, 2/26/46 (e)§		$224,972	$227,965
VOLT XXXIX LLC,
Series 2015-NP13 A1 4.125%, 10/25/45 (e)§		68,222	68,732
Voya CLO Ltd.,
Series 2012-2A AR 2.180%, 10/15/22 (l)§		100,000	100,000
WhiteHorse VI Ltd.,
Series 2012-1A A1R 2.078%, 2/3/25 (l)§		300,000	299,998

Total Asset-Backed Securities			3,799,150

Collateralized Mortgage Obligations (1.7%)
DSLA Mortgage Loan Trust,
Series 2005-AR6 2A1A 1.026%, 10/19/45 (l)		102,524	91,042
GNMA,
Series 2016-H17 FC 1.360%, 8/20/66 (l)		298,743	302,040
GSR Mortgage Loan Trust,
Series 2004-12 3A6 3.096%, 12/25/34 (l)		29,153	29,593
Series 2005-AR4 6A1 3.209%, 7/25/35 (l)		162,582	163,775
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 3.188%, 4/25/35 (l)		44,309	44,272
Lehman Mortgage Trust,
Series 2005-3 4A1 5.314%, 1/25/36 (l)		39,539	37,353
Sequoia Mortgage Trust,
Series 6 A 1.376%, 4/19/27 (l)		303,772	279,213
Trinity Square plc,
Series 2015-1A A 1.551%, 7/15/51 (l)§	GBP	173,703	214,734

Total Collateralized Mortgage Obligations			1,162,022

Commercial Mortgage-Backed Security (0.1%)
Morgan Stanley Capital I Trust,
Series 2007-IQ16 A4 5.809%, 12/12/49		$71,750	72,774

Total Commercial Mortgage-Backed Securities			72,774

Corporate Bonds (5.1%)
Consumer Discretionary (0.3%)
Media (0.3%)
Altice Financing SA
5.250%, 2/15/23§	EUR	200,000	223,099

Total Consumer Discretionary			223,099

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Petrobras Global Finance BV
8.375%, 5/23/21		$200,000	$215,460

Total Energy			215,460

Financials (3.2%)
Banks (0.6%)
JPMorgan Chase & Co.
1.432%, 4/25/18 (l)		180,000	180,411
Nordea Kredit Realkreditaktieselskab
1.000%, 10/1/17	DKK	200,000	28,595
2.000%, 10/1/17		600,000	86,418
2.500%, 10/1/47		100,000	14,287
Santander Holdings USA, Inc.
2.380%, 11/24/17 (l)		$100,000	100,787

			410,498

Capital Markets (0.9%)
Deutsche Bank AG
4.250%, 10/14/21§		350,000	350,610
Goldman Sachs Group, Inc. (The)
2.163%, 9/15/20 (l)		200,000	201,750
ING Bank NV
2.625%, 12/5/22§		100,000	99,157

			651,517

Consumer Finance (0.5%)
Ally Financial, Inc.
5.500%, 2/15/17		200,000	200,750
Volkswagen Bank GmbH
0.096%, 11/27/17 (l)(m)	EUR	100,000	105,286

			306,036

Thrifts & Mortgage Finance (1.2%)
BRFkredit A/S
2.000%, 10/1/17	DKK	300,000	43,209
4.000%, 1/1/18		200,000	29,530
2.500%, 10/1/47		100,000	14,283
Nykredit Realkredit A/S
1.000%, 7/1/17		200,000	28,489
1.000%, 10/1/17		900,000	128,738
2.000%, 10/1/17		400,000	57,612
4.000%, 1/1/18		200,000	29,490
2.000%, 4/1/18		400,000	58,242
2.500%, 10/1/47 (m)		500,000	71,381
3.000%, 10/1/47		100,000	14,676
Realkredit Danmark A/S
1.000%, 1/1/17		400,000	56,637
1.000%, 4/1/17		300,000	42,605
2.000%, 4/1/17		400,000	56,944
1.000%, 1/1/18		500,000	71,698
2.000%, 1/1/18		100,000	14,482
1.000%, 4/1/18		500,000	71,892
2.500%, 10/1/47		400,000	57,161

			847,069

Total Financials			2,215,120

Health Care (1.1%)
Health Care Equipment & Supplies (0.5%)
Zimmer Biomet Holdings, Inc.
2.000%, 4/1/18		$400,000	$400,468

Pharmaceuticals (0.6%)
Actavis Funding SCS
1.850%, 3/1/17		100,000	100,097
2.033%, 3/12/18 (l)		100,000	100,576
2.350%, 3/12/18		100,000	100,467
3.450%, 3/15/22		100,000	101,492

			402,632

Total Health Care			803,100

Information Technology (0.1%)
Technology Hardware, Storage & Peripherals (0.1%)
Hewlett Packard Enterprise Co.
2.450%, 10/5/17		50,000	50,232

Total Information Technology			50,232

Real Estate (0.1%)
Real Estate Management & Development (0.1%)
Vonovia Finance BV
3.200%, 10/2/17 (m)		100,000	100,923

Total Real Estate			100,923

Total Corporate Bonds			3,607,934

Foreign Government Securities (59.2%)
Australia Government Bond
1.369%, 2/21/22 (m)	AUD	200,000	163,672
3.539%, 9/20/25 (m)		500,000	504,502
Autonomous Community of Catalonia
4.750%, 6/4/18	EUR	100,000	109,861
Canadian Government Bond
6.637%, 12/1/21	CAD	2,267,672	2,050,126
Canadian Government Real Return Bond
1.674%, 12/1/44		145,109	135,744
1.306%, 12/1/47		523,300	472,769
Denmark Government Bond
0.104%, 11/15/23	DKK	6,371,572	969,183
Deutsche Bundesrepublik Inflation Linked Bond
1.939%, 4/15/20 (m)	EUR	220,418	257,740
0.099%, 4/15/26		527,192	623,057
0.498%, 4/15/30 (m)		284,626	356,708
0.100%, 4/15/46 (m)		81,715	107,020
France Government Bond OAT
0.261%, 7/25/18 (m)		3,787,244	4,110,986
2.762%, 7/25/20 (m)		748,818	898,605
0.101%, 7/25/21 (m)(z)		375,014	423,930
1.196%, 7/25/22 (m)(z)		454,768	543,830
0.255%, 7/25/24 (m)		102,193	118,051
1.982%, 7/25/27 (m)		806,558	1,083,990
0.705%, 7/25/30 (m)(z)		201,624	248,082
2.066%, 7/25/40 (m)		264,990	414,881
0.100%, 7/25/47 (m)		210,846	231,134
Japanese Government CPI Linked Bond
0.100%, 3/10/26	JPY	139,557,600	1,271,710

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)
Kingdom of Spain
0.550%, 11/30/19 (m)	EUR	644,704	$705,841
1.809%, 11/30/24 (m)		241,764	288,788
Kingdom of Sweden
0.125%, 6/1/26	SEK	400,000	50,761
Mexican Udibonos
4.500%, 11/22/35	MXN	1,670,164	90,087
New Zealand Government Bond
3.000%, 4/15/20 (m)	NZD	100,000	70,467
2.079%, 9/20/25 (m)		600,000	438,086
2.536%, 9/20/35 (m)		100,000	71,810
Republic of Italy
1.720%, 9/15/18	EUR	325,446	357,658
2.646%, 9/15/19		1,002,258	1,143,396
0.101%, 5/15/22 (m)		446,213	470,298
2.364%, 9/15/24 (m)		1,101,968	1,323,011
3.291%, 9/15/26		426,744	548,618
1.250%, 9/15/32 (m)		200,980	220,972
2.818%, 9/15/41 (m)		393,480	518,632
Sweden Inflation Linked Bond
0.250%, 6/1/22	SEK	700,000	87,730
United Kingdom Gilt
0.000%, 7/17/24	GBP	22,000	99,747
2.000%, 9/7/25		628,000	831,690
4.125%, 7/22/30		17,000	77,336
3.250%, 1/22/44		480,000	764,117
United Kingdom Gilt Inflation Linked Bond
0.125%, 3/22/24 (m)(z)		2,999,862	4,357,245
1.250%, 11/22/32 (m)(z)		873,136	1,662,469
0.625%, 11/22/42 (m)		18,698	39,753
0.125%, 3/22/44 (m)(z)		812,493	1,580,468
0.128%, 3/22/46 (m)		1,982,824	3,971,367
0.250%, 3/22/52 (m)(z)		438,192	1,007,541
1.722%, 11/22/55 (m)		399,611	1,245,263
0.129%, 3/22/58 (m)(z)		605,159	1,509,869
0.375%, 3/22/62 (m)		88,720	256,954
0.132%, 3/22/68 (m)(z)		244,242	741,690
United Kingdom Treasury Inflation Linked Gilt
1.250%, 11/22/17 (m)		58,786	75,176
2.414%, 11/22/22 (m)		9,015	14,165
1.705%, 11/22/27 (m)		455,813	774,561
0.139%, 3/22/29 (m)		351,386	547,511
0.850%, 3/22/34 (m)		222,388	406,907

Total Foreign Government Securities			41,445,565

Mortgage-Backed Security (4.3%)
FNMA
3.000%, 1/25/47 TBA		$1,000,000	994,219
3.500%, 1/25/47 TBA		2,000,000	2,050,000

Total Mortgage-Backed Securities			3,044,219

U.S. Treasury Obligations (52.7%)
U.S. Treasury Inflation Index Bonds
2.375%, 1/15/25 TIPS (z)		3,064,936	3,518,331
1.750%, 1/15/28 TIPS		1,200,014	1,340,114
3.625%, 4/15/28 TIPS		672,548	884,715
2.500%, 1/15/29 TIPS		1,812,683	2,187,133
3.875%, 4/15/29 TIPS		294,086	402,300
2.125%, 2/15/40 TIPS		11,184	13,856
2.125%, 2/15/41 TIPS (v)		$298,034	$371,178
0.750%, 2/15/42 TIPS		96,280	91,160
0.625%, 2/15/43 TIPS		105,140	96,310
1.375%, 2/15/44 TIPS (z)		2,209,236	2,411,238
1.000%, 2/15/46 TIPS		1,316,045	1,321,366
U.S. Treasury Inflation Index Notes
1.625%, 1/15/18 TIPS (l)		115,386	118,382
0.125%, 4/15/18 TIPS		2,421,888	2,443,457
1.375%, 7/15/18 TIPS (l)		56,049	58,144
0.125%, 4/15/19 TIPS (z)		1,392,687	1,409,769
0.125%, 4/15/20 TIPS (z)		4,448,911	4,495,486
1.250%, 7/15/20 TIPS		110,841	117,070
0.125%, 4/15/21 TIPS		958,725	964,539
0.625%, 7/15/21 TIPS		1,254,848	1,294,945
0.125%, 1/15/22 TIPS		74,761	74,909
0.125%, 7/15/22 TIPS		136,651	137,034
0.125%, 1/15/23 TIPS		1,586,584	1,575,444
0.375%, 7/15/23 TIPS		1,308,787	1,321,044
0.625%, 1/15/24 TIPS (z)		3,035,451	3,089,698
0.125%, 7/15/24 TIPS (z)		4,845,870	4,762,156
0.250%, 1/15/25 TIPS		673,583	662,499
0.375%, 7/15/25 TIPS		458,703	456,199
0.625%, 1/15/26 TIPS		539,185	543,882
0.125%, 7/15/26 TIPS		181,523	175,572
U.S. Treasury Notes
2.125%, 9/30/21		100,000	100,874
2.000%, 2/15/25 (z)		520,000	506,187

Total U.S. Treasury Obligations			36,944,991

Total Long-Term Debt Securities (128.5%) (Cost $88,022,209)			90,076,655

SHORT-TERM INVESTMENTS:
Certificates of Deposit (2.9%)
Barclays Bank plc
1.75%, 9/8/17 (l)		200,000	200,407
1.74%, 11/6/17 (l)		200,000	200,212
Mitsubishi UFJ Trust & Banking Corp.
1.71%, 9/19/17 (l)		200,000	200,447
Natixis SA
1.68%, 9/25/17 (l)		300,000	300,577
Norinchukin Bank
1.58%, 10/11/17 (l)		300,000	300,920
Sumitomo Mitsui Banking Corp.
1.66%, 9/15/17 (l)		300,000	300,335
Sumitomo Mitsui Trust Bank Ltd.
1.72%, 9/18/17 (l)		400,000	401,263
1.57%, 10/6/17 (l)		100,000	100,303

Total Certificates of Deposit			2,004,464

Foreign Government Treasury Bills (6.6%)
Federative Republic of Brazil
0.00%, 4/1/17 (p)	BRL	4,700,000	1,399,541
0.00%, 1/1/18 (p)		5,800,000	1,598,631
Japanese Treasury Bills
0.12%, 1/10/17 (p)	JPY	140,000,000	1,197,822
(0.19)%, 2/6/17 (p)		50,000,000	427,888

Total Foreign Government Treasury Bills			4,623,882

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Shares	Value (Note 1)
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	601,680	$601,860

	Principal Amount	Value (Note 1)
U.S. Government Agency Securities (1.1%)
FHLB
0.38%, 1/23/17 (o)(p)	$600,000	599,856
0.42%, 2/13/17 (o)(p)	200,000	199,897

Total U.S. Government Agency Securities		799,753

U.S. Treasury Obligations (1.2%)
U.S. Treasury Bills
0.38%, 2/2/17 (p)(w)	483,000	482,831
0.41%, 2/9/17 (p)(w)	382,000	381,826

Total U.S. Treasury Obligations		864,657

Total Short-Term Investments (12.7%) (Cost $9,110,368)		8,894,616

	Number of Contracts	Value (Note 1)
OPTION PURCHASED:
Put Option (0.0%)
90 Day Sterling Futures June 2017 @ GBP 98.50*	17	—

Total Options Purchased (0.0%) (Cost $940)		—

Total Investments Before Options Written (141.2%) (Cost $97,133,517)		98,971,271

OPTIONS WRITTEN:
Put Options (0.0%)
10 Year U.S. Treasury Notes January 2017 @ $122.50*	(3)	(516)
90 Day Sterling Futures June 2017 @ GBP 98.00*	(17)	—

		(516)

Total Options Written (0.0%) (Premiums Received $1,687)		(516)

Total Investments after Options Written (141.2%) (Cost $97,131,830)		98,970,755
Other Assets Less Liabilities (-41.2%)		(28,899,265)

Net Assets (100%)		$70,071,490

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $3,667,188 or 5.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $32,417,261 or 46.3% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $252,941.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $574,578.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Country Diversification As a Percentage of Total Net Assets
Australia	1.0%
Brazil	4.6
Canada	3.8
Cayman Islands	2.4
Denmark	2.8
France	12.0
Germany	2.7
Ireland	0.5
Italy	6.5
Japan	6.0
Luxembourg	0.3
Mexico	0.1
Netherlands	0.5
New Zealand	0.8
Spain	1.6
Sweden	0.2
United Kingdom	29.4
United States	66.0
Cash and Other	(41.2)

100.0%

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Notes	4	March-17	$466,504	$470,656	$4,152
Euro-Bund	3	March-17	512,128	518,378	6,250

					$10,402

Sales
10 Year Japanese Government Bond	1	March-17	$1,285,509	$1,285,476	$33
10 Year U.S. Treasury Notes	35	March-17	4,375,111	4,349,844	25,267
2 Year U.S. Treasury Notes	63	March-17	13,667,004	13,651,313	15,691
90 Day Eurodollar	5	March-17	1,238,750	1,237,000	1,750
Euro-Bobl	8	March-17	1,114,980	1,125,325	(10,345)
Euro-BTP	1	March-17	140,764	142,434	(1,670)
Euro-OAT	1	March-17	158,201	159,813	(1,612)
U.S. Treasury Long Bond	10	March-17	1,518,346	1,506,563	11,783

					$40,897

					$51,299

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)
Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	111	$34,006	$32,311	$1,695
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	2,000	614,496	616,179	(1,683)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	600	184,349	181,893	2,456
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	1,500	460,872	433,214	27,658
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	309	94,823	90,200	4,623
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	267	82,015	78,800	3,215
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	700	215,073	211,544	3,529
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Deutsche Bank AG	686	208,952	202,964	5,988
British Pound vs. U.S. Dollar, expiring 1/6/17	Credit Suisse	841	1,036,526	1,055,004	(18,478)
Danish Krone vs. U.S. Dollar, expiring 1/3/17	JPMorgan Chase Bank	54	7,591	8,000	(409)
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	523	550,618	556,905	(6,287)
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	13,890	14,623,761	14,445,867	177,894
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	93	97,911	98,765	(854)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Credit Suisse	80	$84,225	$86,429	$(2,204)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	120,600	1,032,051	1,061,754	(29,703)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	31,800	272,133	279,414	(7,281)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	149,125	1,276,161	1,268,612	7,549
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Bank of America	7,442	356,891	387,833	(30,942)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Deutsche Bank AG	3,369	161,559	164,000	(2,441)
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Bank of America	7,161	115,537	111,921	3,616
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Credit Suisse	3,581	57,770	57,733	37
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	235	162,327	162,676	(349)

					$137,629

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/17	Bank of America	1,168	$868,233	$842,837	$25,396
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	600	137,859	184,349	(46,490)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	100	23,709	30,725	(7,016)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	2,100	498,044	645,221	(147,177)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	686	204,784	210,843	(6,059)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	2,000	470,477	614,496	(144,019)
Brazilian Real vs. U.S. Dollar, expiring 4/4/17	JPMorgan Chase Bank	1,300	372,615	389,682	(17,067)
Brazilian Real vs. U.S. Dollar, expiring 4/4/17	JPMorgan Chase Bank	1,700	493,111	509,585	(16,474)
Brazilian Real vs. U.S. Dollar, expiring 4/4/17	JPMorgan Chase Bank	1,700	489,350	509,585	(20,235)
Brazilian Real vs. U.S. Dollar, expiring 1/3/18	Deutsche Bank AG	2,200	619,427	620,247	(820)
Brazilian Real vs. U.S. Dollar, expiring 1/3/18	Deutsche Bank AG	700	193,995	197,351	(3,356)
Brazilian Real vs. U.S. Dollar, expiring 1/3/18	Deutsche Bank AG	2,100	555,907	592,054	(36,147)
Brazilian Real vs. U.S. Dollar, expiring 1/3/18	JPMorgan Chase Bank	800	221,147	225,544	(4,397)
British Pound vs. U.S. Dollar, expiring 1/6/17	Bank of America	593	748,600	730,868	17,732
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	7,399	9,369,223	9,119,214	250,009
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	843	1,072,716	1,038,991	33,725
Canadian Dollar vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	3,631	2,706,264	2,704,425	1,839
Chinese Renminbi vs. U.S. Dollar, expiring 2/15/17	Deutsche Bank AG	6,658	977,822	956,382	21,440
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	6,700	1,012,735	948,673	64,062

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	200	$28,150	$28,319	$(169)
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	100	15,117	14,159	958
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	295	41,656	41,770	(114)
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	404	61,869	57,204	4,665
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	200	28,141	28,319	(178)
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Bank of America	700	102,766	99,115	3,651
Danish Krone vs. U.S. Dollar, expiring 1/3/17	Credit Suisse	520	77,768	73,628	4,140
Danish Krone vs. U.S. Dollar, expiring 1/3/17	JPMorgan Chase Bank	305	44,929	43,186	1,743
Danish Krone vs. U.S. Dollar, expiring 1/3/17	JPMorgan Chase Bank	205	30,829	29,027	1,802
Danish Krone vs. U.S. Dollar, expiring 1/3/17	JPMorgan Chase Bank	220	32,610	31,150	1,460
Danish Krone vs. U.S. Dollar, expiring 1/3/17	JPMorgan Chase Bank	405	56,603	57,345	(742)
Danish Krone vs. U.S. Dollar, expiring 4/3/17	Bank of America	507	76,897	72,092	4,805
Danish Krone vs. U.S. Dollar, expiring 4/3/17	Bank of America	204	30,946	29,087	1,859
Danish Krone vs. U.S. Dollar, expiring 7/3/17	JPMorgan Chase Bank	202	30,791	28,894	1,897
Danish Krone vs. U.S. Dollar, expiring 10/2/17	JPMorgan Chase Bank	1,927	295,376	277,137	18,239
Danish Krone vs. U.S. Dollar, expiring 10/2/17	JPMorgan Chase Bank	210	32,186	30,202	1,984
Danish Krone vs. U.S. Dollar, expiring 10/3/17	JPMorgan Chase Bank	410	62,375	58,969	3,406
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	14,586	15,472,591	15,356,515	116,076
European Union Euro vs. U.S. Dollar, expiring 2/2/17	Bank of America	13,890	14,466,008	14,645,029	(179,021)
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	Bank of America	297,625	2,649,468	2,546,970	102,498
Japanese Yen vs. U.S. Dollar, expiring 1/6/17	Credit Suisse	3,900	34,462	33,375	1,087
Japanese Yen vs. U.S. Dollar, expiring 1/10/17	Bank of America	10,000	99,125	85,606	13,519
Japanese Yen vs. U.S. Dollar, expiring 1/10/17	JPMorgan Chase Bank	70,000	691,859	599,243	92,616
Japanese Yen vs. U.S. Dollar, expiring 1/10/17	JPMorgan Chase Bank	20,000	198,157	171,212	26,945
Japanese Yen vs. U.S. Dollar, expiring 1/10/17	JPMorgan Chase Bank	40,000	388,350	342,425	45,925
Japanese Yen vs. U.S. Dollar, expiring 2/2/17	JPMorgan Chase Bank	149,125	1,270,184	1,278,164	(7,980)
Japanese Yen vs. U.S. Dollar, expiring 2/6/17	Bank of America	50,000	477,403	428,624	48,779
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	5,763	305,697	276,382	29,315
New Zealand Dollar vs. U.S. Dollar, expiring 1/6/17	Bank of America	867	613,563	602,260	11,303
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	235	166,669	162,327	4,342

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar vs. U.S. Dollar, expiring 3/17/17	Bank of America	235	$162,626	$162,285	$341
Swedish Krona vs. U.S. Dollar, expiring 1/5/17	JPMorgan Chase Bank	1,170	127,119	128,434	(1,315)

					$318,782

					$456,411

Options Written:

Options written for the year ended December 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2016	84	$3,194
Options Written	244	46,644
Options Terminated in Closing Purchase Transactions	(276)	(46,148)
Options Expired	(32)	(2,003)
Options Exercised	—	—

Options Outstanding – December 31, 2016	20	$1,687

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities		Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—		$3,799,150	$—	$3,799,150
Collateralized Mortgage Obligations	—		1,162,022	—	1,162,022
Commercial Mortgage-Backed Securities	—		72,774	—	72,774
Corporate Bonds
Consumer Discretionary	—		223,099	—	223,099
Energy	—		215,460	—	215,460
Financials	—		2,215,120	—	2,215,120
Health Care	—		803,100	—	803,100
Information Technology	—		50,232	—	50,232
Real Estate	—		100,923	—	100,923
Foreign Government Securities	—		41,445,565	—	41,445,565
Forward Currency Contracts	—		1,195,818	—	1,195,818
Futures	64,926		—	—	64,926
Mortgage-Backed Securities	—		3,044,219	—	3,044,219
Options Purchased
Put Options Purchased	—	(a)	—	—	—	(a)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Certificates of Deposit	$—	$2,004,464	$—	$2,004,464
Foreign Government Treasury Bills	—	4,623,882	—	4,623,882
Investment Companies	601,860	—	—	601,860
U.S. Government Agency Securities	—	799,753	—	799,753
U.S. Treasury Obligations	—	864,657	—	864,657
U.S. Treasury Obligations	—	36,944,991	—	36,944,991

Total Assets	$666,786	$99,565,229	$—	$100,232,015

Liabilities:
Forward Currency Contracts	$—	$(739,407)	$—	$(739,407)
Futures	(13,627)	—	—	(13,627)
Options Written
Put Options Written	(516)	—	—	(516)

Total Liabilities	$(14,143)	$(739,407)	$—	$(753,550)

Total	$652,643	$98,825,822	$—	$99,478,465

(a)	Value is zero.

There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets Unrealized appreciation	$64,926	*
Foreign exchange contracts	Receivables	1,195,818

Total		$1,260,744

	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets Unrealized depreciation	$(14,143	)*
Foreign exchange contracts	Payables	(739,407)

Total		$(753,550)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$20,549	$(371,984)	$—	$(351,435)
Foreign exchange contracts	—	—	1,188,771	1,188,771

Total	$20,549	$(371,984)	$1,188,771	$837,336

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(20)	$41,670	$—	$41,650
Foreign exchange contracts	—	—	469,639	469,639

Total	$(20)	$41,670	$469,639	$511,289

^ This Portfolio held forward foreign currency contracts, futures and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $67,335,000 during the year ended December 31, 2016 and option contracts and futures contracts with an average notional balance of approximately $5,000 and $29,901,000, respectively during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$603,191	$(217,914)	$(385,277)	$—
Credit Suisse	5,264	(5,264)	—	—
Deutsche Bank AG	57,542	(57,542)	—	—
JPMorgan Chase Bank	529,821	(249,622)	(280,199)	—

Total	$1,195,818	$(530,342)	$(665,476)	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged**	Net Amount Due to Counterparty
Bank of America	$217,914	$(217,914)	$—	$—
Credit Suisse	20,682	(5,264)	—	15,418
Deutsche Bank AG	251,189	(57,542)	(193,647)	—
JPMorgan Chase Bank	249,622	(249,622)	—	—

Total	$739,407	$(530,342)	$(193,647)	$15,418

*	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $244,524.
**	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $59,294.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas S.A.	(0.30)%	10/6/2016	1/24/2017	$(521,201)	$(519,302)
BNP Paribas S.A.	(0.30)	10/6/2016	1/24/2017	(420,855)	(420,377)
BNP Paribas S.A.	(0.30)	10/6/2016	1/24/2017	(253,656)	(253,010)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(1,675,372)	(1,674,297)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(1,305,603)	(1,307,062)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(1,062,099)	(1,063,151)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(3,833,007)	(3,837,014)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(790,450)	(791,389)
BNP Paribas S.A.	0.53	10/13/2016	1/17/2017	(2,664,722)	(2,667,819)
BNP Paribas S.A.	1.10	12/19/2016	3/17/2017	(3,046,458)	(3,049,984)
BNP Paribas S.A.	1.10	12/19/2016	3/17/2017	(501,800)	(500,679)
BNP Paribas S.A.	1.10	12/19/2016	3/17/2017	(1,449,457)	(1,452,840)
BNP Paribas S.A.	1.10	12/19/2016	3/17/2017	(4,689,335)	(4,700,227)
BNP Paribas S.A.	1.09	12/22/2016	3/17/2017	(1,109,903)	(1,109,483)
BNP Paribas S.A.	1.50	12/27/2016	1/4/2017	(3,494,440)	(3,494,084)

					$(26,840,718)

(1)	The average amount of borrowings while outstanding for 366 days during the year ended December 31, 2016, was approximately $27,977,000 at a weighted average interest rate of 0.58%.
(2)	Payable for sale-buyback transactions includes $22,360 of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2016:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas S.A.	$(26,840,718)	$26,558,082	$(282,636)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2016
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$3,494,084	$1,109,483	$—	$4,603,567
U.S. Treasury Notes	—	—	9,703,730	—	9,703,730
Foreign Governments	—	12,533,421	—	—	12,533,421

Total Borrowings	$—	$16,027,505	$10,813,213	$—	$26,840,718

Gross amount of recognized liabilities for sale-buybacks					$26,840,718

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$70,343,857
Long-term U.S. government debt securities	37,387,346

$107,731,203

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$58,412,476
Long-term U.S. government debt securities	33,934,536

$92,347,012

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,940,652
Aggregate gross unrealized depreciation	(3,201,923)

Net unrealized appreciation	$(261,271)

Federal income tax cost of investments	$99,232,542

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value(Cost $97,133,517)	$98,971,271
Cash	66,198
Foreign cash (Cost $29,976)	29,787
Cash held as collateral at broker	141,803
Receivable for securities sold	1,661,579
Unrealized appreciation on forward foreign currency contracts	1,195,818
Receivable for forward commitments	979,219
Dividends, interest and other receivables	199,005
Receivable from Separate Accounts for Trust shares sold	103,275
Due from broker for futures variation margin	67,773
Other assets	197

Total assets	103,415,925

LIABILITIES
Payable for sale-buyback financing transactions	26,840,718
Payable for forward commitments	4,057,969
Payable for return of cash collateral on forward contracts	910,000
Unrealized depreciation on forward foreign currency contracts	739,407
Payable for securities purchased	694,347
Investment management fees payable	11,949
Payable to Separate Accounts for Trust shares redeemed	10,964
Distribution fees payable – Class IB	7,928
Administrative fees payable	5,673
Options written, at value (Premiums received $1,687)	516
Trustees’ fees payable	71
Accrued expenses	64,893

Total liabilities	33,344,435

NET ASSETS	$70,071,490

Net assets were comprised of:
Paid in capital	$70,655,840
Accumulated undistributed net investment income (loss)	446,216
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(3,360,768)
Net unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	2,330,202

Net assets	$70,071,490

Class IB
Net asset value, offering and redemption price per share, $38,725,246 / 3,997,385 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.69

Class K
Net asset value, offering and redemption price per share, $31,346,244 / 3,229,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest (net of $3,282 foreign withholding tax)	$1,342,839
Dividends	2,485
Securities lending (net)	4

Total income	1,345,328

EXPENSES
Investment management fees	363,241
Interest expense	182,911
Distribution fees – Class IB	77,835
Professional fees	71,074
Administrative fees	60,762
Custodian fees	53,700
Printing and mailing expenses	4,024
Trustees’ fees	1,315
Miscellaneous	8,533

Gross expenses	823,395
Less: Waiver from investment manager	(108,544)

Net expenses	714,851

NET INVESTMENT INCOME (LOSS)	630,477

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(2,064,801)
Net distributions of realized gain received from underlying funds	13
Futures	(371,984)
Foreign currency transactions	4,230,779
Options written	30,313

Net realized gain (loss)	1,824,320

Change in unrealized appreciation (depreciation) on:
Investments	3,618,812
Futures	41,670
Foreign currency translations	(296,886)
Options written	(51)

Net change in unrealized appreciation (depreciation)	3,363,545

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,187,865

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,818,342

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$630,477	$211,022
Net realized gain (loss) on investments, options written, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	1,824,320	(288,629)
Net change in unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	3,363,545	(1,213,716)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,818,342	(1,291,323)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,848,682)	(325,837)
Class K	(1,571,382)	(375,840)

	(3,420,064)	(701,677)

Distributions from net realized capital gains
Class IB	(71,834)	(137,620)
Class K	(65,048)	(153,630)

	(136,882)	(291,250)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,556,946)	(992,927)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,895,487 and 1,767,719 shares, respectively ]	18,732,041	17,083,369
Capital shares issued in reinvestment of dividends and distributions [ 202,594 and 49,322 shares, respectively ]	1,920,516	463,457
Capital shares repurchased [ (845,785) and (514,412) shares, respectively ]	(8,317,780)	(4,930,655)

Total Class IB transactions	12,334,777	12,616,171

Class K
Capital shares sold [ 531,701 and 1,481,358 shares, respectively ]	5,210,076	14,308,246
Capital shares issued in reinvestment of dividends and distributions [ 172,238 and 56,245 shares, respectively ]	1,636,430	529,470
Capital shares repurchased [ (501,994) and (511,450) shares, respectively ]	(4,888,478)	(4,951,450)

Total Class K transactions	1,958,028	9,886,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	14,292,805	22,502,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,554,201	20,218,187
NET ASSETS:
Beginning of year	53,517,289	33,299,102

End of year (a)	$70,071,490	$53,517,289

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$446,216	$(36,170)

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2016

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$5,818,342
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(107,731,203)
Proceeds from disposition of investment securities	92,347,012
Proceeds/(Purchases) of short-term investments, net	(2,365,398)
Decrease in premuims received on written options	(1,507)
Change in unrealized (appreciation)/depreciation on investments	(3,618,812)
Change in unrealized (appreciation)/depreciation on written options	51
Net realized (gain)/ loss on investments	2,064,788
Net amortization (accretion) of income	(457,350)
Increase in payable for forward commitments	4,057,969
Increase in payable for return of cash collateral on forward currency contracts	800,000
Decrease in receivable for securities sold	569,351
Increase in unrealized depreciation on forward foreign currency contracts	228,884
Decrease in cash held as collateral at broker	13,197
Decrease in dividends, interest and other receivables	11,380
Increase in accrued expenses	3,079
Increase in distribution fees payable – Class IB	2,557
Increase in administrative fees payable	1,110
Increase in Trustees’ fees payable	41
Increase in other assets	(58)
Decrease in investment management fees payable	(573)
Increase in due from broker for futures variation margin	(9,793)
Increase in unrealized appreciation on forward foreign currency contracts	(698,523)
Increase in receivable for forward commitments	(979,219)
Decrease in payable for securities purchased	(1,699,519)

Net cash provided (used) by operating activities	(11,644,194)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	23,838,842
Payment for shares redeemed	(13,195,294)
Proceeds from sale-buyback transactions	619,096,053
Payments on sale-buyback transactions	(619,165,027)
Increase in payable for sale-buyback financing transactions	1,040,542

Net cash provided (used) by financing activities	11,615,116

Net decrease in cash	(29,078)

Cash:
Beginning of year (including foreign currency of $56,587)	125,063

End of year (including foreign currency of $29,787)	$95,985

Supplemental disclosure of cash flow information:

For the year ended December 31, 2016, the Portfolio paid $182,911 in interest expense and had reinvestments of dividends and distributions in the amount of $3,556,946.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class IB	2016		2015		2014
Net asset value, beginning of period	$9.26		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09		0.04		0.06	—	#
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.85		(0.27)		0.68	(0.59)

Total from investment operations	0.94		(0.23)		0.74	(0.59)

Less distributions:
Dividends from net investment income	(0.49)		(0.13)		(0.47)	(0.01)
Distributions from net realized gains	(0.02)		(0.05)		—	—

Total dividends and distributions	(0.51)		(0.18)		(0.47)	(0.01)

Net asset value, end of period	$9.69		$9.26		$9.67	$9.40

Total return (b)	10.35%		(2.36)%		7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,725		$25,420		$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.31	%****	1.12	%***	1.05%**	1.00%
Before waivers and reimbursements (a)(f)	1.49	%****	1.36	%***	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.92%		0.42%		0.65%	—	%(l)‡‡
Before waivers and reimbursements (a)(f)	0.74%		0.18%		0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	108%		66%		92%	555%

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class K	2016		2015		2014
Net asset value, beginning of period	$9.28		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.05		0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.85		(0.26)		0.66	(0.62)

Total from investment operations	0.97		(0.21)		0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.52)		(0.13)		(0.49)	(0.03)
Distributions from net realized gains	(0.02)		(0.05)		—	—

Total dividends and distributions	(0.54)		(0.18)		(0.49)	(0.03)

Net asset value, end of period	$9.71		$9.28		$9.67	$9.40

Total return (b)	10.63%		(2.15)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,346		$28,098		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05	%*****	0.87	%***	0.80%**	0.75%
Before waivers and reimbursements (a)(f)	1.22	%*****	1.11	%***	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.17%		0.48%		1.00%	0.59	%(l)
Before waivers and reimbursements (a)(f)	0.99%		0.23%		0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	108%		66%		92%	555%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.05%.
***	Includes Interest Expense of 0.12%.
****	Includes Interest Expense of 0.31%
*****	Includes Interest Expense of 0.30%
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1237

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	2.05%	0.62%	1.96%
Portfolio – Class IB Shares	1.95	0.62	1.84
Portfolio – Class K Shares**	2.31	0.87	0.81
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33	0.12	0.80

*   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.95% for the year ended December 31, 2016. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.33% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Curve positioning and short exposure to U.S. rates, partially implemented through the use of futures, aided performance as yields modestly rose over the period.

•	Favorable selection among investment-grade credit was favorable as spreads narrowed significantly.

•	Exposure to non-Agency mortgages benefited performance as housing sector fundamentals continued to improve.

•	An allocation to Treasury Inflation-Protected Securities (TIPS) was beneficial as inflation expectations rose.

What hurt performance during the year:

•	There were no significant detractors from performance for the 12-month period.

Portfolio Positioning and Outlook — PIMCO

PIMCO’s baseline forecast for 2017 calls for real global growth to remain in the 2.5%–3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like Brazil and Russia is likely to ebb. However, in light of significant uncertainties, we recognize that both left- and right-tail risks have increased. Growth in the U.S. and eurozone should remain above trend, but policy and political uncertainty remains. In emerging markets, domestic conditions have improved but the evolution of trade and central bank policy in places like the United States may serve as a headwind.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	0.15
Weighted Average Coupon (%)	2.26
Weighted Average Modified Duration (Years)*	0.13
Weighted Average Rating**	A-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub- Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1238

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	30.9%
Asset-Backed Securities	9.5
Consumer Discretionary	8.1
Collateralized Mortgage Obligations	7.1
Energy	6.6
Utilities	5.7
Health Care	4.8
U.S. Treasury Obligations	4.5
Commercial Mortgage-Backed Securities	3.9
Information Technology	3.3
Industrials	2.4
Consumer Staples	2.0
Telecommunication Services	1.9
Municipal Bonds	1.7
Materials	1.6
Real Estate	1.6
Repurchase Agreements	0.6
Mortgage-Backed Securities	0.4
Investment Companies	0.2
Cash and Other	3.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,014.29	$4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.42
Class IB
Actual	1,000.00	1,014.29	4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.41
Class K
Actual	1,000.00	1,015.83	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.14

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.5%)
Arkansas Student Loan Authority, Series 2010-1 A 1.830%, 11/25/43 (l)	$1,262,967	$1,243,669
Chase Issuance Trust, Series 2016-A1 A 1.114%, 5/17/21 (l)	3,000,000	3,010,897
Citigroup Mortgage Loan Trust, Series 2007-AMC2 A3A 0.836%, 1/25/37 (l)	57,613	37,485
Colony Starwood Homes Trust, Series 2016-1A A 2.236%, 7/17/33 (l)§	3,993,053	4,018,843
Drug Royalty II LP 2, Series 2014-1 A1 3.730%, 7/15/23 (b)(l)§	1,069,386	1,076,776
Edsouth Indenture No. 3 LLC, Series 2012-2 A 1.486%, 4/25/39 (l)§	1,382,173	1,327,306
EFS Volunteer LLC, Series 2010-1 A1 1.732%, 10/26/26 (l)§	101,253	101,274
Federal Express Corp. 1998 Pass-Through Trust, Series 981A 6.720%, 1/15/22	3,633,674	3,920,842
Ford Credit Auto Owner Trust, Series 2015-C A2A 0.950%, 8/15/18	1,044,203	1,043,893
GSAA Trust, Series 2007-6 A4 1.056%, 5/25/47 (l)	260,646	202,559
National Collegiate Student Loan Trust, Series 2005-1 A4 0.996%, 11/27/28 (l)	378,568	375,879
Navient Private Education Loan Trust,
Series 2014-CTA A 1.404%, 9/16/24 (l)§	2,486,614	2,485,855
Series 2015-AA A1 1.204%, 12/15/21 (l)§	276,460	276,323
Navient Student Loan Trust,
Series 2015-2 A2 1.176%, 8/27/29 (l)	11,000,000	10,953,051
Series 2016-6A A1 1.236%, 3/25/66 (l)§	5,989,094	5,990,092
Series 2016-7A A 1.906%, 3/25/66 (l)§	2,964,068	2,994,285
NCUA Guaranteed Notes Trust, Series 2010-A1 A 1.002%, 12/7/20 (l)	809,548	807,664
Nelnet Student Loan Trust,
Series 2005-3 A5 1.116%, 12/24/35 (l)	5,372,962	5,074,400
Series 2013-5A A 1.386%, 1/25/37 (b)(l)§	2,416,380	2,374,107
Series 2016-1A A 1.556%, 9/25/65 (l)§	2,932,445	2,932,471
Northstar Education Finance, Inc.,
Series 2012-1 A 1.456%, 12/26/31 (l)§	1,913,829	1,873,796

Northwest Airlines Pass-Through Trust,
Series 02-1 G2 6.264%, 11/20/21	$453,704	$489,138
OneMain Financial Issuance Trust,
Series 2015-2A A 2.570%, 7/18/25§	9,000,000	8,994,636
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.976%, 10/1/35 (l)	748,594	752,453
PHEAA Student Loan Trust,
Series 2016-2A A 1.505%, 11/25/65 (b) (l)§	5,000,000	4,999,364
SBA Tower Trust,
3.598%, 4/15/18 (b)§	1,300,000	1,304,796
2.240%, 4/16/18 (b)§	1,000,000	1,001,864
2.898%, 10/15/19 (b)§	2,600,000	2,619,732
SLC Student Loan Trust,
Series 2006-2 A5 1.063%, 9/15/26 (l)	11,779,124	11,654,973
SLM Private Education Loan Trust,
Series 2013-C A1 1.554%, 2/15/22 (l)§	227,091	227,091
SLM Student Loan Trust,
Series 2004-10 A5B 1.282%, 4/25/23 (l)§	86,671	86,662
Series 2005-3 A5 0.972%, 10/25/24 (l)	7,216,209	7,176,999
Series 2008-9 A 2.382%, 4/25/23 (l)	5,916,545	5,924,012
Series 2010-1 A 1.156%, 3/25/25 (l)	4,434,831	4,319,313
Series 2013-3 A2 1.056%, 5/26/20 (l)	3,709,862	3,700,548
SMB Private Education Loan Trust,
Series 2015-A A2B 1.704%, 6/15/27 (l)§	10,600,000	10,512,328
Series 2016-C A2A 2.340%, 9/15/34§	7,000,000	6,865,605
Sofi Professional Loan Program LLC,
Series 2016-E A1 1.380%, 7/25/39 (b)(l)§	1,000,000	999,875
UAL Pass-Through Trust,
Series 2009-2A 9.750%, 1/15/17	1,169,279	1,172,202
Massachusetts Educational Financing Authority,
Series 2008-1 A1 1.832%, 4/25/38 (l)	267,494	266,894
SBA Small Business Investment Cos.,
Series 2008-P10A 1 5.902%, 2/10/18	42,910	44,626
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	2,277	2,434
Series 2004-20C 1 4.340%, 3/1/24	26,940	27,977

See Notes to Financial Statements.

1240

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2005-20B 1 4.625%, 2/1/25	$30,938	$32,616
Series 2008-20G 1 5.870%, 7/1/28	2,533,088	2,808,054
Series 2008-20H 1 6.020%, 8/1/28	2,376,133	2,645,895

Total Asset-Backed Securities		130,751,554

Collateralized Mortgage Obligations (7.1%)
Alternative Loan Trust,
Series 2005-61 2A1 1.036%, 12/25/35 (l)	11,069	9,728
Series 2005-62 2A1 1.567%, 12/25/35 (l)	70,278	62,882
Series 2006-OA22 A1 0.916%, 2/25/47 (l)	294,508	253,562
Series 2007-OA7 A1A 0.936%, 5/25/47 (l)	64,946	53,947
American Home Mortgage Assets Trust,
Series 2006-1 2A1 0.946%, 5/25/46 (l)	3,759,821	2,953,398
Banc of America Mortgage Trust,
Series 2004-1 5A1 6.500%, 9/25/33	4,020	4,086
BCAP LLC Trust,
Series 2006-AA2 A1 0.926%, 1/25/37 (l)	393,482	339,190
Bear Stearns ALT-A Trust,
Series 2005-4 1A1 1.196%, 4/25/35 (l)	775,266	743,388
Series 2005-7 22A1 3.149%, 9/25/35 (l)	963,864	838,425
Bear Stearns ARM Trust,
Series 2002-11 1A2 3.109%, 2/25/33 (l)	4,626	4,514
Series 2003-3 3A2 3.018%, 5/25/33 (l)	25,661	26,474
Series 2003-8 2A1 3.526%, 1/25/34 (l)	2,371	2,445
Series 2003-8 4A1 3.351%, 1/25/34 (l)	10,155	10,366
Series 2004-10 15A1 3.306%, 1/25/35 (l)	55,911	57,181
Series 2004-10 21A1 3.497%, 1/25/35 (l)	967,945	981,860
Series 2005-2 A1 2.920%, 3/25/35 (l)	32,133	32,757
Series 2005-2 A2 3.128%, 3/25/35 (l)	8,256	8,388
Series 2005-5 A1 2.580%, 8/25/35 (l)	55,939	56,855
Series 2005-5 A2 2.820%, 8/25/35 (l)	182,456	184,704
Series 2007-3 1A1 3.183%, 5/25/47 (l)	2,858,907	2,650,244
CHL Mortgage Pass-Through Trust,
Series 2002-30 M 3.332%, 10/19/32 (l)	2,689	2,212
Series 2003-HYB3 7A1 3.131%, 11/19/33 (l)	8,648	8,571

Series 2004-12 11A1 3.172%, 8/25/34 (l)	$146,829	$137,399
Series 2005-25 A11 5.500%, 11/25/35	221,941	203,739
Series 2005-3 1A2 1.046%, 4/25/35 (l)	125,233	110,844
Citigroup Mortgage Loan Trust,
Series 2005-6 A1 2.690%, 9/25/35 (l)	13,476	13,678
Series 2005-6 A2 2.760%, 9/25/35 (l)	61,963	62,949
Series 2005-11 A1A 3.040%, 5/25/35 (l)	11,385	11,568
Series 2005-11 A2A 2.930%, 10/25/35 (l)	215,685	217,021
Series 2005-12 2A1 1.556%, 8/25/35 (l)§	434,015	379,302
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 1.173%, 3/25/32 (l)§	609	568
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2003-3 3A1 5.000%, 10/25/18	63,087	62,974
Series 2005-AR2 7A1 3.089%, 10/25/35 (l)	73,514	62,741
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 0.856%, 10/25/36 (l)	1,363	896
FHLMC,
Series 2142 Z 6.500%, 4/15/29	5,840	6,641
Series 2411 FJ 1.054%, 12/15/29 (l)	1,070	1,066
Series 3017 CF 1.004%, 8/15/25 (l)	897,301	901,753
Series 3222 FN 1.104%, 9/15/36 (l)	32,316	32,282
Series 3241 FM 1.084%, 11/15/36 (l)	18,256	18,233
Series 3245 NF 1.184%, 11/15/36 (l)	579,390	580,199
Series 3335 AF 0.854%, 10/15/20 (l)	166,431	166,399
Series 3807 FM 1.204%, 2/15/41 (l)	700,465	701,696
Series 3850 FC 1.124%, 4/15/41 (l)	514,582	514,576
Series 3898 TF 1.204%, 7/15/39 (l)	114,342	114,533
Series 3927 FH 1.154%, 9/15/41 (l)	1,197,884	1,197,691
Series 4283 JF 1.104%, 12/15/43 (l)	5,651,388	5,633,088
FHLMC Multifamily Structured Pass-Through Certificates,
Series KP03 A2 1.780%, 7/25/19	15,500,000	15,442,393

See Notes to Financial Statements.

1241

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

FHLMC Structured Pass-Through Securities,
Series T-57 1A1 6.500%, 7/25/43	$4,267	$4,862
Series T-62 1A1 1.742%, 10/25/44 (l)	372,705	374,620
Series T-63 1A1 1.742%, 2/25/45 (l)	485,239	485,382
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1 A1 2.996%, 6/25/34 (l)	66,069	66,119
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3 2A1 2.979%, 8/25/35 (l)	101,382	90,542
FNMA,
Series 2003-W8 3F2 1.106%, 5/25/42 (l)	22,918	22,761
Series 2005-38 F 1.056%, 5/25/35 (l)	47,779	47,620
Series 2006-118 A2 0.816%, 12/25/36 (l)	18,169	17,781
Series 2006-5 3A2 2.858%, 5/25/35 (l)	124,620	130,670
Series 2007-109 GF 1.436%, 12/25/37 (l)	1,252,576	1,263,917
Series 2007-114 A6 0.956%, 10/27/37 (l)	491,978	489,660
Series 2010-74 AF 1.296%, 7/25/37 (l)	502,766	504,707
Series 2011-86 KF 1.306%, 9/25/41 (l)	1,902,418	1,908,337
Series 2011-86 NF 1.306%, 9/25/41 (l)	1,105,863	1,110,513
Series 2012-65 FA 1.206%, 6/25/42 (l)	787,996	784,835
Series 2016-84 DF 0.950%, 11/25/46 (l)	2,874,011	2,866,183
GNMA,
Series 2012-H08 FC 1.100%, 4/20/62 (l)	3,130,783	3,123,698
Series 2012-H11 FA 1.230%, 2/20/62 (l)	7,944,341	7,959,071
Series 2012-H12 FA 1.080%, 4/20/62 (l)	3,941,620	3,929,410
Series 2012-H12 FB 1.580%, 2/20/62 (l)	3,835,760	3,886,357
Series 2015-H32 FA 1.280%, 12/20/65 (l)	4,939,136	4,902,509
Series 2016-H14 FA 1.330%, 6/20/66 (l)	4,009,058	3,989,311
Series 2016-H17 FK 1.380%, 7/20/66 (l)	1,001,722	999,667
Series 2016-H20 PT 3.753%, 9/20/66 (l)	4,008,809	4,539,835
GreenPoint Mortgage Funding Trust, Series 2005-AR5 1A1 1.026%, 11/25/45 (l)	21,231	18,785
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 3.010%, 9/25/35 (l)	52,864	54,242

HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 1.176%, 5/19/35 (l)	$15,905	$13,313
Series 2006-1 2A1A 0.976%, 3/19/36 (l)	121,403	90,130
IndyMac Index Mortgage Loan Trust, Series 2004-AR11 2A 3.004%, 12/25/34 (l)	90,015	85,717
MASTR Adjustable Rate Mortgages Trust, Series 2004-13 3A7 3.043%, 11/21/34 (l)	52,579	54,647
MASTR Alternative Loan Trust, Series 2003-5 6A1 6.000%, 8/25/33	784,601	834,492
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates, Series 2001-TBC1 A1 1.404%, 11/15/31 (l)	24,309	23,525
Merrill Lynch Mortgage Investors Trust,
Series 2005-2 1A 2.543%, 10/25/35 (l)	422,000	412,384
Series 2005-2 2A 2.710%, 10/25/35 (l)	471,202	487,525
Series 2005-2 3A 1.617%, 10/25/35 (l)	78,478	75,552
Series 2005-3 4A 1.006%, 11/25/35 (l)	43,490	41,450
Series 2005-3 5A 1.006%, 11/25/35 (l)	70,213	65,673
MRFC Mortgage Pass-Through Trust, Series 2000-TBC3 A1 1.144%, 12/15/30 (l)	7,794	7,198
NCUA Guaranteed Notes Trust, Series 2010-R3 2A 1.212%, 12/8/20 (l)	5,869,493	5,879,123
RALI Trust, Series 2005-QO1 A1 1.056%, 8/25/35 (l)	25,700	19,751
RBSSP Resecuritization Trust, Series 2009-12 16A1 2.812%, 10/25/35 (l)§	5,240,504	5,398,164
Reperforming Loan REMIC Trust, Series 2005-R2 1AF1 1.096%, 6/25/35 (l)§	28,757	25,918
Securitized Asset Sales, Inc., Series 1993-6 A5 0.473%, 11/26/23 (l)	754	746
Sequoia Mortgage Trust,
Series 10 2A1 1.499%, 10/20/27 (l)	2,892	2,760
Series 2003-4 2A1 1.089%, 7/20/33 (l)	1,045,290	964,126
Series 2005-2 A2 1.460%, 3/20/35 (l)	1,158,973	1,054,064
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 3.093%, 2/25/34 (l)	54,256	55,207

See Notes to Financial Statements.

1242

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2004-19 2A1 1.942%, 1/25/35 (l)	$22,512	$18,071
Series 2005-17 3A1 3.081%, 8/25/35 (l)	79,202	73,437
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 1.396%, 10/19/34 (l)	41,899	40,532
Series 2005-AR5 A1 0.986%, 7/19/35 (l)	95,035	87,351
Series 2005-AR5 A2 0.986%, 7/19/35 (l)	97,620	93,689
Series 2006-AR4 2A1 0.946%, 6/25/36 (l)	27,175	22,753
Series 2006-AR5 1A1 0.966%, 5/25/36 (l)	947,449	750,661
WaMu Mortgage Pass-Through Trust,
Series 2002-AR17 1A 1.767%, 11/25/42 (l)	4,166	3,933
Series 2002-AR2 A 1.848%, 2/27/34 (l)	2,559	2,470
Series 2003-AR1 A5 2.498%, 3/25/33 (l)	379,261	387,901
Series 2004-AR1 A 2.795%, 3/25/34 (l)	650,080	670,531
Series 2005-AR13 A1A1 1.046%, 10/25/45 (l)	102,386	98,181
Series 2005-AR15 A1A1 1.016%, 11/25/45 (l)	25,853	24,435
Series 2006-AR15 2A 2.098%, 11/25/46 (l)	22,108	19,730
Series 2006-AR3 A1A 1.567%, 2/25/46 (l)	41,558	38,575
Series 2006-AR7 3A 2.098%, 7/25/46 (l)	117,050	108,130
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 3.038%, 9/25/34 (l)	18,029	18,644
Series 2007-10 1A22 1.256%, 7/25/37 (l)	366,785	314,647

Total Collateralized Mortgage Obligations		97,795,936

Commercial Mortgage-Backed Securities (3.9%)
BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1 A 2.104%, 12/15/31 (l)§	2,000,000	2,000,870
Banc of America Commercial Mortgage Trust,
Series 2007-3 A4 5.548%, 6/10/49 (l)	456,597	458,764
Series 2007-4 A4 5.747%, 2/10/51 (l)	584,053	592,108
Bancorp Commercial Mortgage Trust, Series 2016-CRE1 A 2.134%, 11/15/33 (b)(l)§	3,000,000	3,003,972
BBCMS Trust,
Series 2015-RRI A 1.854%, 5/15/32 (l)§	5,738,070	5,740,772

Series 2015-SLP A 1.814%, 2/15/28 (l)§	$12,622,938	$12,560,959
CD Commercial Mortgage Trust, Series 2007-CD4 A1A 5.289%, 12/11/49 (l)	351,141	350,948
CDGJ Commercial Mortgage Trust, Series 2014-BXCH A 2.104%, 12/15/27 (l)§	3,424,605	3,428,757
Credit Suisse Commercial Mortgage Trust, Series 2007-C5 A4 5.695%, 9/15/40 (l)	2,637,259	2,673,204
DBUBS Mortgage Trust, Series 2011-LC3A A4 4.551%, 8/10/44	4,900,000	5,291,482
FHLMC Multifamily Structured Pass-Through Certificates, Series K004 AX1 1.279%, 8/25/19 IO (l)	62,507,046	1,908,303
GE Commercial Mortgage Corp. Trust, Series 2007-C1 A4 5.543%, 12/10/49	329,280	329,433
Hudsons Bay Simon JV Trust, Series 2015-HBFL AFL 2.215%, 8/5/34 (l)§	4,000,000	4,002,770
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18 A4 5.440%, 6/12/47	392,159	391,758
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 A4A 5.793%, 8/12/45 (l)§	1,585,690	1,592,921
Vornado DP LLC Trust, Series 2010-VNO A2FX 4.004%, 9/13/28§	2,775,000	2,908,373
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31 A5FL 0.917%, 4/15/47 (l)§	5,000,000	4,983,611
Wells Fargo Commercial Mortgage Trust, Series 2015-C29 ASB 3.400%, 6/15/48	970,000	998,126

Total Commercial Mortgage-Backed Securities		53,217,131

Corporate Bonds (68.4%)
Consumer Discretionary (8.1%)
Automobiles (4.9%)
BMW U.S. Capital LLC 1.274%, 6/2/17 (l)(m)	7,000,000	6,998,971
Daimler Finance North America LLC
1.598%, 7/5/19 (l)§	8,500,000	8,540,037
1.507%, 10/30/19 (l)(x)§	25,000,000	25,060,100
General Motors Co. 3.500%, 10/2/18	1,025,000	1,043,860
Nissan Motor Acceptance Corp.
1.664%, 4/6/18 (l)§	4,000,000	4,017,609
1.961%, 3/8/19 (l)§	1,500,000	1,515,054

See Notes to Financial Statements.

1243

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Volkswagen Group of America Finance LLC
1.250%, 5/23/17§	$4,800,000	$4,792,404
1.290%, 5/23/17 (l)§	10,340,000	10,327,809
1.351%, 11/20/17 (l)§	3,292,000	3,281,816
1.600%, 11/20/17 (b)§	2,000,000	1,993,609

		67,571,269

Consumer Finance (0.1%)
Hyundai Capital America 2.875%, 8/9/18§	500,000	505,000

Hotels, Restaurants & Leisure (0.5%)
Wyndham Worldwide Corp.
2.950%, 3/1/17	2,325,000	2,327,191
2.500%, 3/1/18	4,011,000	4,026,155
Wynn Las Vegas LLC
5.500%, 3/1/25 (x)§	1,000,000	989,500

		7,342,846

Household Durables (0.2%)
D.R. Horton, Inc.
3.625%, 2/15/18	2,050,000	2,066,656
Whirlpool Corp.
1.650%, 11/1/17	1,000,000	1,001,820

		3,068,476

Media (2.4%)
NBCUniversal Enterprise, Inc.
1.565%, 4/15/18 (l)§	1,694,000	1,705,089
Scripps Networks Interactive, Inc.
2.800%, 6/15/20	1,000,000	1,005,343
Time Warner Cable LLC
5.850%, 5/1/17	13,650,000	13,778,310
6.750%, 7/1/18	2,500,000	2,669,000
Viacom, Inc.
6.125%, 10/5/17	2,980,000	3,071,639
2.500%, 9/1/18	9,559,000	9,572,204
2.200%, 4/1/19	1,000,000	989,447

		32,791,032

Total Consumer Discretionary		111,278,623

Consumer Staples (2.0%)
Beverages (0.5%)
Anheuser-Busch InBev Finance, Inc.
2.146%, 2/1/21 (l)	5,000,000	5,122,223
Anheuser-Busch InBev Worldwide, Inc.
1.576%, 8/1/18 (l)	1,325,000	1,332,331

		6,454,554

Food & Staples Retailing (0.8%)
Walgreens Boots Alliance, Inc.
1.750%, 5/30/18	9,000,000	9,001,819
2.600%, 6/1/21	2,500,000	2,479,339

		11,481,158

Food Products (0.3%)
Kraft Heinz Foods Co.
1.600%, 6/30/17	3,600,000	3,601,163

Tobacco (0.4%)
Reynolds American, Inc.
2.300%, 8/21/17	$3,000,000	$3,009,532
2.300%, 6/12/18	2,000,000	2,010,521
8.125%, 6/23/19	436,000	496,370

		5,516,423

Total Consumer Staples		27,053,298

Energy (6.6%)
Energy Equipment & Services (0.1%)
FMC Technologies, Inc.
2.000%, 10/1/17	1,000,000	1,000,677

Oil, Gas & Consumable Fuels (6.5%)
Chevron Corp.
1.861%, 5/16/21 (l)	3,000,000	3,038,685
1.436%, 11/15/21 (l)	3,612,000	3,610,555
1.472%, 3/3/22 (l)	11,000,000	10,951,586
ConocoPhillips Co.
1.050%, 12/15/17	1,560,000	1,553,210
5.750%, 2/1/19	1,000,000	1,071,412
1.806%, 5/15/22 (l)	16,750,000	16,665,516
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	2,000,000	2,028,800
Energy Transfer Partners LP
6.125%, 2/15/17	3,000,000	3,015,418
9.700%, 3/15/19	2,000,000	2,297,679
9.000%, 4/15/19	1,500,000	1,708,437
Enterprise Products Operating LLC
6.300%, 9/15/17	9,000,000	9,287,025
Kinder Morgan Energy Partners LP
5.950%, 2/15/18	1,320,000	1,376,928
3.500%, 9/1/23	100,000	98,397
4.300%, 5/1/24 (x)	300,000	306,315
Kinder Morgan Finance Co. LLC
6.000%, 1/15/18§	8,100,000	8,429,126
Kinder Morgan, Inc.
7.000%, 6/15/17	2,400,000	2,455,543
2.000%, 12/1/17	1,000,000	1,000,433
ONEOK Partners LP
2.000%, 10/1/17	2,500,000	2,508,105
Phillips 66
2.950%, 5/1/17	4,140,000	4,162,315
Pioneer Natural Resources Co.
6.650%, 3/15/17	456,000	460,772
Plains All American Pipeline LP
6.125%, 1/15/17 (x)	2,000,000	2,002,639
Regency Energy Partners LP
5.750%, 9/1/20	2,000,000	2,159,054
Tennessee Gas Pipeline Co. LLC
7.500%, 4/1/17	3,000,000	3,040,315
Williams Partners LP
7.250%, 2/1/17	6,586,000	6,612,924

		89,841,189

Total Energy		90,841,866

Financials (30.9%)
Banks (12.6%)
Bank of America Corp.
1.540%, 8/25/17 (l)	2,000,000	2,002,285
6.875%, 4/25/18	7,350,000	7,808,465
5.650%, 5/1/18	10,250,000	10,750,037

See Notes to Financial Statements.

1244

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

BB&T Corp.
1.595%, 1/15/20 (l)	$20,000,000	$20,027,630
Capital One NA
2.056%, 8/17/18 (l)	15,000,000	15,150,000
Citigroup, Inc.
1.878%, 6/7/19 (l)	10,000,000	10,063,323
2.194%, 10/26/20 (l)	7,800,000	7,898,906
2.378%, 3/30/21 (l)	3,300,000	3,351,622
Citizens Bank NA
1.600%, 12/4/17	20,000,000	19,961,240
Fifth Third Bank
1.587%, 9/27/19 (l)	14,000,000	14,003,500
JPMorgan Chase & Co.
1.837%, 1/23/20 (l)(x)	3,000,000	3,030,428
2.092%, 10/29/20 (l)	11,000,000	11,192,500
2.048%, 6/7/21 (l)	7,256,000	7,337,630
MUFG Union Bank NA
1.281%, 5/5/17 (l)	15,000,000	15,008,380
Santander Holdings USA, Inc.
2.380%, 11/24/17 (l)	5,300,000	5,341,711
3.450%, 8/27/18	1,000,000	1,016,029
Wells Fargo & Co.
1.359%, 9/14/18 (l)	16,500,000	16,473,367
1.762%, 7/22/20 (l)	300,000	301,584
1.909%, 7/26/21 (l)	2,000,000	2,011,167

		172,729,804

Capital Markets (2.6%)
BGC Partners, Inc.
5.125%, 5/27/21	2,500,000	2,572,627
Goldman Sachs Group, Inc. (The)
2.042%, 4/23/20 (l)	5,700,000	5,751,015
2.163%, 9/15/20 (l)	5,163,000	5,208,176
2.242%, 4/23/21 (l)(x)	5,000,000	5,066,909
2.537%, 11/29/23 (l)	13,376,000	13,794,074
USAA Capital Corp.
2.450%, 8/1/20§	2,800,000	2,807,920

		35,200,721

Consumer Finance (13.6%)
American Express Credit Corp.
1.667%, 5/26/20 (l)	34,100,000	34,241,515
American Honda Finance Corp.
1.338%, 7/13/18 (l)	4,600,000	4,616,264
Ford Motor Credit Co. LLC
1.783%, 3/12/19 (l)	27,600,000	27,661,841
General Motors Financial Co., Inc.
4.750%, 8/15/17	4,875,000	4,967,440
3.000%, 9/25/17	1,400,000	1,413,670
2.236%, 4/10/18 (l)	1,200,000	1,207,680
2.400%, 4/10/18	1,000,000	1,003,100
6.750%, 6/1/18	900,000	954,900
2.440%, 1/15/20 (l)(x)	11,900,000	12,011,860
HSBC USA, Inc.
1.512%, 11/13/19 (l)	37,500,000	37,302,937
Hyundai Capital America
1.450%, 2/6/17§	9,500,000	9,499,477
4.000%, 6/8/17§	3,480,000	3,511,948
Nissan Motor Acceptance Corp.
1.950%, 9/12/17§	19,923,000	19,973,760
PACCAR Financial Corp.
1.400%, 11/17/17	13,100,000	13,114,182

Synchrony Financial
2.287%, 11/9/17 (l)	$5,000,000	$5,032,343
2.111%, 2/3/20 (l)	11,040,000	10,918,670
Toyota Motor Credit Corp.
1.323%, 3/12/20 (l)	115,000	114,864

		187,546,451

Diversified Financial Services (0.1%)
Bear Stearns Cos. LLC (The)
6.400%, 10/2/17	2,000,000	2,071,157

Insurance (0.6%)
Reliance Standard Life Global Funding II
2.150%, 10/15/18§	3,500,000	3,504,108
3.050%, 1/20/21§	5,000,000	5,022,046

		8,526,154

Thrifts & Mortgage Finance (1.4%)
Santander Bank NA
1.804%, 1/12/18 (l)	17,200,000	17,189,781
2.000%, 1/12/18	1,500,000	1,497,204

		18,686,985

Total Financials		424,761,272

Health Care (4.8%)
Biotechnology (0.1%)
Celgene Corp.
2.300%, 8/15/18	1,184,000	1,191,057

Health Care Equipment & Supplies (1.2%)
Medtronic, Inc.
1.763%, 3/15/20 (l)	9,570,000	9,664,360
Zimmer Biomet Holdings, Inc.
1.450%, 4/1/17	3,565,000	3,564,629
2.000%, 4/1/18	300,000	300,351
2.700%, 4/1/20	3,000,000	2,992,568

		16,521,908

Health Care Providers & Services (1.0%)
UnitedHealth Group, Inc.
1.700%, 2/15/19	14,000,000	13,931,246

Pharmaceuticals (2.5%)
Actavis, Inc.
1.875%, 10/1/17	6,394,000	6,409,569
Bayer U.S. Finance LLC
1.144%, 10/6/17 (l)§	10,000,000	9,987,136
EMD Finance LLC
1.343%, 3/17/17 (l)§	18,000,000	18,001,568

		34,398,273

Total Health Care		66,042,484

Industrials (2.4%)
Airlines (0.2%)
Southwest Airlines Co.
2.650%, 11/5/20	2,000,000	1,994,380

Road & Rail (0.6%)
ERAC USA Finance LLC
6.375%, 10/15/17§	2,480,000	2,569,242
Kansas City Southern
2.350%, 5/15/20	1,500,000	1,480,286
Norfolk Southern Corp.
7.700%, 5/15/17	2,499,000	2,554,827

See Notes to Financial Statements.

1245

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Penske Truck Leasing Co. LP
3.375%, 3/15/18 (b)§	$2,000,000	$2,032,594

		8,636,949

Trading Companies & Distributors (1.6%)
Air Lease Corp.
2.125%, 1/15/18	2,000,000	1,996,250
2.125%, 1/15/20	4,000,000	3,912,500
International Lease Finance Corp.
8.750%, 3/15/17	3,800,000	3,849,875
5.875%, 4/1/19	6,600,000	7,009,200
6.250%, 5/15/19	5,206,000	5,596,450

		22,364,275

Total Industrials		32,995,604

Information Technology (2.9%)
Internet Software & Services (1.2%)
eBay, Inc.
1.090%, 7/28/17 (l)	3,000,000	2,998,529
2.500%, 3/9/18	3,300,000	3,324,165
1.366%, 8/1/19 (l)	9,585,000	9,532,032

		15,854,726

IT Services (0.1%)
Xerox Corp.
6.750%, 2/1/17	1,000,000	1,003,902
2.950%, 3/15/17	740,000	742,114

		1,746,016

Semiconductors & Semiconductor Equipment (0.2%)
QUALCOMM, Inc.
1.461%, 5/20/20 (l)	3,000,000	2,993,299

Software (0.2%)
Oracle Corp.
1.900%, 9/15/21	2,700,000	2,635,137

Technology Hardware, Storage & Peripherals (1.2%)
Diamond 1 Finance Corp.
3.480%, 6/1/19§	2,700,000	2,747,495
Hewlett Packard Enterprise Co.
2.450%, 10/5/17	3,800,000	3,817,642
2.738%, 10/5/17	4,700,000	4,744,490
2.928%, 10/5/18	4,700,000	4,802,582

		16,112,209

Total Information Technology		39,341,387

Materials (1.6%)
Chemicals (0.2%)
Chevron Phillips Chemical Co. LLC 1.636%, 5/1/20 (l)§	3,500,000	3,485,450

Construction Materials (0.1%)
CRH America, Inc. 8.125%, 7/15/18	1,200,000	1,307,978

Containers & Packaging (0.1%)
Packaging Corp of America 6.500%, 3/15/18	1,000,000	1,050,404

Paper & Forest Products (1.2%)
Georgia-Pacific LLC 2.539%, 11/15/19§	$10,420,000	$10,519,792
5.400%, 11/1/20§	5,736,000	6,297,445

		16,817,237

Total Materials		22,661,069

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
American Tower Corp. 3.400%, 2/15/19	2,000,000	2,044,033
2.800%, 6/1/20	4,000,000	4,000,474
5.900%, 11/1/21	1,250,000	1,399,684
Hospitality Properties Trust 6.700%, 1/15/18	1,135,000	1,166,977
Ventas Realty LP 1.250%, 4/17/17	5,750,000	5,746,579
2.000%, 2/15/18	2,000,000	2,003,400
WEA Finance LLC (REIT) 1.750%, 9/15/17§	2,345,000	2,346,313
2.700%, 9/17/19§	1,975,000	1,998,017
Weyerhaeuser Co. 6.950%, 8/1/17	902,000	926,704

Total Real Estate		21,632,181

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc. 1.623%, 3/11/19 (l)	6,218,000	6,200,986
1.928%, 6/30/20 (l)	4,000,000	4,012,462
2.450%, 6/30/20	2,600,000	2,572,032
3.800%, 3/15/22	1,000,000	1,021,018
Verizon Communications, Inc. 1.763%, 6/17/19 (l)(x)	10,500,000	10,583,073

Total Telecommunication Services		24,389,571

Utilities (5.7%)
Electric Utilities (3.2%)
Exelon Corp. 1.550%, 6/9/17	2,400,000	2,399,684
FirstEnergy Corp. 2.750%, 3/15/18	3,400,000	3,424,745
Kentucky Power Co. 6.000%, 9/15/17§	15,600,000	16,060,050
MidAmerican Energy Co. 5.950%, 7/15/17	3,000,000	3,092,599
OGE Energy Corp. 1.475%, 11/24/17 (l)	10,000,000	9,983,220
Southern Co. (The) 2.350%, 7/1/21	8,000,000	7,834,732
West Penn Power Co. 5.950%, 12/15/17 (b)§	1,000,000	1,037,927

		43,832,957

Gas Utilities (0.6%)
Dominion Gas Holdings LLC 2.500%, 12/15/19	4,300,000	4,338,261
Southern Natural Gas Co. LLC 5.900%, 4/1/17§	1,090,000	1,102,007

See Notes to Financial Statements.

1246

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Spire, Inc. 1.656%, 8/15/17 (l)	$2,885,000	$2,881,394

		8,321,662

Independent Power and Renewable Electricity Producers (0.2%)
Exelon Generation Co. LLC 6.200%, 10/1/17	3,000,000	3,101,935

Multi-Utilities (1.7%)
Dominion Resources, Inc. 1.400%, 9/15/17	4,254,000	4,253,953
2.125%, 2/15/18§	5,500,000	5,517,731
National Grid North America, Inc. 1.551%, 8/21/17 (l)(m)	12,000,000	11,978,892
TECO Finance, Inc. 1.476%, 4/10/18 (l)	2,000,000	1,996,232

		23,746,808

Total Utilities		79,003,362

Total Corporate Bonds		940,000,717

Loan Participations (0.5%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Las Vegas Sands LLC, Term Loan B 3.250%, 12/19/20	297,698	299,326

Total Consumer Discretionary		299,326

Information Technology (0.4%)
Semiconductors & Semiconductor Equipment (0.4%)
Energy Future Intermediate Holding Co. LLC 4.250%, 6/30/17	6,200,000	6,235,650

Total Information Technology		6,235,650

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
T-Mobile USA, Inc., Term Loan B 3.500%, 10/28/22	792,000	800,203

Total Telecommunication Services		800,203

Total Loan Participations		7,335,179

Mortgage-Backed Securities (0.4%)
FHLMC
2.740%, 11/1/23 (l)	2,305	2,376
2.707%, 1/1/34 (l)	13,637	14,355
2.750%, 10/1/35 (l)	2,896	3,055
3.196%, 10/1/35 (l)	9,814	10,360
3.301%, 11/1/35 (l)	11,370	11,797
2.717%, 7/1/36 (l)	516,627	538,445
2.737%, 9/1/36 (l)	534,995	556,261
2.924%, 10/1/36 (l)	234,155	244,939
FNMA
1.231%, 1/1/21 (l)	3,135,482	3,147,092
2.872%, 11/1/34 (l)	287,721	304,383
2.316%, 1/1/35 (l)	7,231	7,546
2.761%, 7/1/35 (l)	65,950	68,772

2.650%, 12/1/35 (l)	$84,159	$88,643
2.822%, 1/1/36 (l)	47,666	50,824
3.024%, 3/1/36 (l)	65,329	69,984
2.806%, 3/1/36 (l)	84,283	89,449
1.741%, 3/1/44 (l)	216,571	216,197
1.741%, 7/1/44 (l)	2,695	2,690
1.741%, 10/1/44 (l)	17,791	17,761

Total Mortgage-Backed Securities		5,444,929

Municipal Bonds (1.7%)
North Carolina Medical Care Commission various Refunding Wake Forest, Revenue Refunding Bonds, Series 2012C 1.460%, 12/1/33 (l)	300,000	299,352
Public Finance Authority Wisconsin Healthcare Facilities Revenue Bonds, Series B 2.625%, 11/1/19	6,500,000	6,455,410
Regents of the University of California, General Revenue Bonds, Series Y-1 1.117%, 7/1/41 (l)	2,400,000	2,400,048
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A-T 2.743%, 9/1/18	300,000	301,407
Royal Oak Michigan Hospital Finance Authority, Hospital Revenue Bonds, Series 2009V-WILLIAM 8.250%, 9/1/39	10,000,000	11,136,100
State of Texas Veterans Bonds, Taxable Refunding Series 2014C-2 0.967%, 6/1/17 (l)	595,000	595,910
Successor Agency to the Inland Valley Development Agency Tax Allocation Refunding Bonds, Series 2014B, AGM
2.945%, 3/1/19	500,000	510,495
3.195%, 9/1/19	500,000	512,825
Tobacco Settlement Finance Authority of West Virginia, Series A
7.467%, 6/1/47	815,000	735,065

Total Municipal Bonds		22,946,612

U.S. Treasury Obligations (4.5%)
U.S. Treasury Notes
0.125%, 4/15/18 TIPS	38,900,784	39,247,242
0.125%, 4/15/20 TIPS (z)	23,225,175	23,468,315

Total U.S. Treasury Obligations		62,715,557

Total Long-Term Debt Securities (96.0%) (Cost $1,316,549,048)		1,320,207,615

See Notes to Financial Statements.

1247

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Commercial Paper (4.4%)
AutoNation, Inc. 1.23%, 1/4/17 (n)(p)	$10,000,000	$9,998,629
Energy Transfer Partners LP 1.26%, 1/5/17 (n)(p)	2,800,000	2,799,512
Marriott International, Inc. 1.00%, 2/6/17 (n)(p)	5,000,000	4,994,843
Monsanto Co. 0.73%, 1/4/17 (n)(p)	10,000,000	9,999,193
Plains All American Pipeline LP
1.40%, 1/3/17 (n)(p)	6,400,000	6,399,251
1.40%, 2/1/17 (n)(p)	5,000,000	4,993,805
Sempra Global 0.94%, 1/30/17 (n)(p)	10,000,000	9,992,135
Viacom, Inc. 1.29%, 2/3/17 (n)(p)	10,000,000	9,987,876
Wyndham Worldwide Corp. 1.17%, 1/13/17 (n)(p)	2,000,000	1,999,156

Total Commercial Paper		61,164,400

	Number of Shares	Value (Note 1)
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	2,464,061	2,464,800

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $110,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $112,200. (xx)	$110,000	110,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $400,032, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $408,000. (xx)	400,000	400,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	$1,000,000	$1,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,001. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,230,966, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,255,516. (xx)	1,230,898	1,230,898
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $600,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $500,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $1,020,057. (xx)	1,000,000	1,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $400,022, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $408,000. (xx)	400,000	400,000

See Notes to Financial Statements.

1248

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,200,060, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,224,000. (xx)	$1,200,000	$1,200,000

Total Repurchase Agreements		7,940,898

Total Short-Term Investments (5.2%) (Cost $71,566,695)		71,570,098

Total Investments (101.2%) (Cost $1,388,115,743)		1,391,777,713
Other Assets Less Liabilities (-1.2%)		(16,873,050)

Net Assets (100%)		$1,374,904,663

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $308,269,217 or 22.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $22,444,616 or 1.6% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $18,977,863 or 1.4% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $7,750,991. This was secured by cash collateral of $7,940,898 which was subsequently invested in joint repurchase agreements with a total value of $7,940,898, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:
ABS	—	Asset-Backed Security
AGM	—	Insured by Assured Guaranty Municipal Corp.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
IO	—	Interest Only
REMIC	—	Real Estate Mortgage Investment Conduit
TIPS	—	Treasury Inflation Protected Security

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Notes	619	March-17	$134,074,874	$134,129,562	$(54,688)
90 Day Eurodollar	550	March-17	136,035,064	136,070,000	(34,936)
5 Year U.S. Treasury Notes	569	March-17	66,919,052	66,950,852	(31,800)
90 Day Eurodollar	780	March-17	192,036,647	191,568,000	468,647

					$347,223

Options Written:

Options written for the year ended December 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2016	8,195	$6,030,391
Options Written	1,613	516,730
Options Terminated in Closing Purchase Transactions	(9,363)	(6,339,066)
Options Expired	(445)	(208,055)
Options Exercised	—	—

Options Outstanding – December 31, 2016	—	$—

See Notes to Financial Statements.

1249

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$130,751,554	$—	$130,751,554
Collateralized Mortgage Obligations	—	97,795,936	—	97,795,936
Commercial Mortgage-Backed Securities	—	53,217,131	—	53,217,131
Corporate Bonds
Consumer Discretionary	—	111,278,623	—	111,278,623
Consumer Staples	—	27,053,298	—	27,053,298
Energy	—	90,841,866	—	90,841,866
Financials	—	424,761,272	—	424,761,272
Health Care	—	66,042,484	—	66,042,484
Industrials	—	32,995,604	—	32,995,604
Information Technology	—	39,341,387	—	39,341,387
Materials	—	22,661,069	—	22,661,069
Real Estate	—	21,632,181	—	21,632,181
Telecommunication Services	—	24,389,571	—	24,389,571
Utilities	—	79,003,362	—	79,003,362
Futures	468,647	—	—	468,647
Loan Participations
Consumer Discretionary	—	299,326	—	299,326
Information Technology	—	6,235,650	—	6,235,650
Telecommunication Services	—	800,203	—	800,203
Mortgage-Backed Securities	—	5,444,929	—	5,444,929
Municipal Bonds	—	22,946,612	—	22,946,612
Short-Term Investments
Commercial Papers	—	61,164,400	—	61,164,400
Investment Companies	2,464,800	—	—	2,464,800
Repurchase Agreements	—	7,940,898	—	7,940,898
U.S. Treasury Obligations	—	62,715,557	—	62,715,557

Total Assets	$2,933,447	$1,389,312,913	$—	$1,392,246,360

Liabilities:
Futures	$(121,424)	$—	$—	$(121,424)

Total Liabilities	$(121,424)	$—	$—	$(121,424)

Total	$2,812,023	$1,389,312,913	$—	$1,392,124,936

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$468,647	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(121,424	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$977,979	$1,761,269	$2,739,248

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$(1,812,991)	$(326,366)	$(2,139,357)

^ This Portfolio held futures contracts for hedging and in an attempt to enhance returns and held options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $3,525,000 for five months during the year ended December 31, 2016, and futures contracts with an average notional balance of approximately $524,996,000 during the year ended December 31, 2016.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	1.50%	12/27/2016	1/3/2017	$(6,754,314)	$(6,756,123)

					$(6,756,123)

(1)	The average amount of borrowings while outstanding for 288 days during the year ended December 31, 2016, was approximately $136,313,000 at a weighted average interest rate of 0.53%.
(2)	Payable for sale-buyback transactions includes $1,809 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2016:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(6,756,123)	$6,779,735	$23,612

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	December 31, 2016
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$6,756,123	$—	$—	$6,756,123
U.S. Treasury Notes	—	—	—	—	—
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$6,756,123	$—	$—	$6,756,123

Gross amount of recognized liabilities for sale-buybacks					$6,756,123

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$522,326,311
Long-term U.S. government debt securities	1,017,191,430

$1,539,517,741

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$788,154,004
Long-term U.S. government debt securities	1,024,977,126

$1,813,131,130

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,153,243
Aggregate gross unrealized depreciation	(3,853,376)

Net unrealized appreciation	$3,299,867

Federal income tax cost of investments	$1,388,477,846

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,380,174,845)	$1,383,836,815
Repurchase Agreements (Cost $7,940,898)	7,940,898
Cash	1,180,939
Foreign cash (Cost $1)	1
Cash held as collateral at broker	1,316,000
Dividends, interest and other receivables	6,046,143
Receivable for securities sold	590,558
Due from broker for futures variation margin	501,963
Receivable from Separate Accounts for Trust shares sold	48,994
Securities lending income receivable	1,507
Other assets	4,947

Total assets	1,401,468,765

LIABILITIES
Payable for securities purchased	9,987,250
Payable for return of collateral on securities loaned	7,940,898
Payable for sale-buyback financing transactions	6,756,123
Payable to Separate Accounts for Trust shares redeemed	671,314
Investment management fees payable	545,001
Administrative fees payable	113,413
Distribution fees payable – Class IB	26,377
Distribution fees payable – Class IA	9,231
Trustees’ fees payable	85
Other liabilities	127,655
Accrued expenses	386,755

Total liabilities	26,564,102

NET ASSETS	$1,374,904,663

Net assets were comprised of:
Paid in capital	$1,509,429,756
Accumulated undistributed net investment income (loss)	304,924
Accumulated undistributed net realized gain (loss) on investments, options written and futures	(138,711,554)
Net unrealized appreciation (depreciation) on investments, options written and futures	3,881,537

Net assets	$1,374,904,663

Class IA
Net asset value, offering and redemption price per share, $43,820,888 / 4,440,870 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class IB
Net asset value, offering and redemption price per share, $124,562,416 / 12,603,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $1,206,521,359 / 122,280,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

(x)	Includes value of securities on loan of $7,750,991.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$23,027,246
Dividends	17,017
Securities lending (net)	16,403

Total income	23,060,666

EXPENSES
Investment management fees	6,814,114
Administrative fees	1,401,775
Interest expense	608,929
Distribution fees – Class IB	316,339
Distribution fees – Class IA	108,690
Professional fees	92,634
Printing and mailing expenses	92,154
Custodian fees	74,150
Trustees’ fees	32,722
Miscellaneous	62,370

Gross expenses	9,603,877
Less: Waiver from investment manager	(197,515)

Net expenses	9,406,362

NET INVESTMENT INCOME (LOSS)	13,654,304

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(346,962)
Futures	1,761,269
Options written	889,362

Net realized gain (loss)	2,303,669

Change in unrealized appreciation (depreciation) on:
Investments	15,465,751
Futures	(326,366)
Options written	(1,812,991)

Net change in unrealized appreciation (depreciation)	13,326,394

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,630,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,284,367

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,654,304	$11,355,894
Net realized gain (loss) on investments, options written and futures	2,303,669	(3,712,519)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written and futures	13,326,394	(8,644,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,284,367	(1,000,935)

DIVIDENDS:
Dividends from net investment income
Class IA	(442,800)	(210,842)
Class IB	(1,256,442)	(629,604)
Class K	(14,823,110)	(10,604,316)

TOTAL DIVIDENDS:	(16,522,352)	(11,444,762)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,189,821 and 1,011,283 shares, respectively ]	11,695,867	9,946,397
Capital shares issued in reinvestment of dividends [ 44,891 and 21,581 shares, respectively ]	442,800	210,842
Capital shares repurchased [ (1,251,214) and (1,098,665) shares, respectively ]	(12,293,691)	(10,805,975)

Total Class IA transactions	(155,024)	(648,736)

Class IB
Capital shares sold [ 1,700,676 and 1,167,453 shares, respectively ]	16,722,722	11,498,506
Capital shares issued in reinvestment of dividends [ 127,175 and 64,340 shares, respectively ]	1,256,442	629,604
Capital shares repurchased [ (2,468,853) and (2,251,586) shares, respectively ]	(24,285,955)	(22,181,830)

Total Class IB transactions	(6,306,791)	(10,053,720)

Class K
Capital shares sold [ 8,983,678 and 2,072,136 shares, respectively ]	88,666,283	20,406,154
Capital shares issued in reinvestment of dividends [ 1,503,025 and 1,085,560 shares, respectively ]	14,823,110	10,604,316
Capital shares repurchased [ (35,061,813) and (31,108,056) shares, respectively ]	(343,351,136)	(306,206,649)

Total Class K transactions	(239,861,743)	(275,196,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(246,323,558)	(285,898,635)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(233,561,543)	(298,344,332)
NET ASSETS:
Beginning of year	1,608,466,206	1,906,810,538

End of year (a)	$1,374,904,663	$1,608,466,206

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$304,924	$148,715

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016		2015		2014	2013	2012
Net asset value, beginning of year	$9.77		$9.85		$9.90	$9.97	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.04		0.01	0.05	0.05
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	0.13		(0.07)		(0.02)	(0.05)	0.10

Total from investment operations	0.20		(0.03)		(0.01)	— #	0.15

Less distributions:
Dividends from net investment income	(0.10)		(0.05)		(0.04)	(0.07)	(0.06)

Net asset value, end of year	$9.87		$9.77		$9.85	$9.90	$9.97

Total return	2.05%		(0.33)%		(0.11)%	0.03%	1.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,821		$43,565		$44,548	$47,750	$49,291
Ratio of expenses to average net assets:
After waivers (f)	0.89	%***	0.86	%**	0.85%	0.85%	0.84%
Before waivers (f)	0.91	%***	0.86	%**	0.85%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.76%		0.42	%(aa)	0.12%	0.54%	0.51%
Before waivers (f)	0.75%		0.42	%(aa)	0.12%	0.54%	0.51%
Portfolio turnover rate^	115%		119%		100%	475%	189%

	Year Ended December 31,
Class IB	2016		2015		2014	2013	2012
Net asset value, beginning of year	$9.79		$9.86		$9.91	$9.98	$9.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.04		0.01	0.06	0.05
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	0.11		(0.06)		(0.02)	(0.06)	0.10

Total from investment operations	0.19		(0.02)		(0.01)	— #	0.15

Less distributions:
Dividends from net investment income	(0.10)		(0.05)		(0.04)	(0.07)	(0.06)

Net asset value, end of year	$9.88		$9.79		$9.86	$9.91	$9.98

Total return	1.95%		(0.23)%		(0.11)%	0.03%	1.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,562		$129,652		$140,708	$150,135	$1,223,829
Ratio of expenses to average net assets:
After waivers (f)	0.89	%***	0.86	%**	0.85%	0.85%	0.84%
Before waivers (f)	0.91	%***	0.86	%**	0.85%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.76%		0.42	%(bb)	0.06%	0.64%	0.50%
Before waivers (f)	0.75%		0.42	%(bb)	0.05%	0.64%	0.50%
Portfolio turnover rate^	115%		119%		100%	475%	189%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016		2015		2014	2013	2012
Net asset value, beginning of year	$9.77		$9.85		$9.90	$9.97	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.07		0.04	0.08	0.08
Net realized and unrealized gain (loss) on investments, securities sold short, options written and futures	0.13		(0.08)		(0.03)	(0.05)	0.09

Total from investment operations	0.23		(0.01)		0.01	0.03	0.17

Less distributions:
Dividends from net investment income	(0.13)		(0.07)		(0.06)	(0.10)	(0.08)

Net asset value, end of year	$9.87		$9.77		$9.85	$9.90	$9.97

Total return	2.31%		(0.08)%		0.14%	0.28%	1.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,206,521		$1,435,249		$1,721,555	$1,994,443	$1,942,891
Ratio of expenses to average net assets:
After waivers (f)	0.64	%***	0.61	%**	0.60%	0.60%	0.59%
Before waivers (f)	0.66	%***	0.61	%**	0.60%	0.60%	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.01%		0.67	%(cc)	0.37%	0.79%	0.75%
Before waivers (f)	0.99%		0.66	%(cc)	0.37%	0.79%	0.75%
Portfolio turnover rate^	115%		119%		100%	475%	189%
**	Includes Interest Expense of 0.01%.
***	Includes Interest Expense of 0.04%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.58% after waivers and 0.57% before waivers.

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.09%	0.91%	1.66%
Portfolio – Class IB Shares	1.20	0.92	1.55
Portfolio – Class K Shares*	1.46	N/A	1.47
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42
* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.20% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index returned 1.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Holdings of Treasury Inflation-Protected Securities (TIPS) were beneficial as breakevens rose amid higher inflation expectations surrounding Trump’s proposed policies and an uptick in commodity prices.

•	Exposure to non-Agency mortgages added value as housing sector fundamentals continued to improve.

•

Credit strategies, mainly in investment grade and high yield financials, municipals, and dollar-denominated emerging market quasi-sovereigns and corporates, added to performance as spreads ended the year broadly tighter.

What hurt performance during the year:

•	Selection within high yield corporates hurt performance for the period.

•	U.S. duration and curve positioning, partially implemented through the use futures and options, was detrimental to performance.

•	Short duration exposure to the front-end of the U.K. yield curve, partly facilitated by futures, hurt performance as rates rallied.

Portfolio Positioning and Outlook — PIMCO

PIMCO’s baseline forecast for 2017 calls for real global growth to remain in the 2.5% – 3.0% range that has held for the past five years. Headline inflation should pick up in developed market economies while high inflation in emerging economies like Brazil and Russia is likely to ebb. However, in light of significant uncertainties, we recognize that both left- and right-tail risks have increased. Growth in the U.S. and eurozone should remain above trend, but policy and political uncertainty remains. In emerging markets, domestic conditions have improved but the evolution of trade and central bank policy in places like the United States may serve as a headwind.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	4.83
Weighted Average Coupon (%)	2.30
Weighted Average Modified Duration (Years)*	4.40
Weighted Average Rating**	AA+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	46.7%
U.S. Government Agency Securities	29.0
Mortgage-Backed Securities	10.7
Financials	5.5
Asset-Backed Securities	2.9
Commercial Mortgage-Backed Securities	2.4
Collateralized Mortgage Obligations	2.4
Foreign Government Securities	1.5
Municipal Bonds	1.1
Investment Companies	0.9
Consumer Discretionary	0.8
Energy	0.8
Telecommunication Services	0.4
Utilities	0.4
Information Technology	0.3
Health Care	0.3
Real Estate	0.3
Consumer Staples	0.3
Repurchase Agreements	0.3
Industrials	0.2
Materials	0.1
Options Purchased	0.0 #
Cash and Other	(7.3)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$976.27	$4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.14
Class IB
Actual	1,000.00	976.14	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.14
Class K
Actual	1,000.00	977.63	2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.30	2.87

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.81%, 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.9%)
Aircraft Certificate Owner Trust,
Series 2003-1A E 7.001%, 9/20/22 (b)§		$477,240	$503,488
Ally Master Owner Trust,
Series 2012-4 A 1.720%, 7/15/19		620,000	620,647
Series 2015-3 A 1.630%, 5/15/20		623,000	622,578
American Airlines-Pass Through Trust,
Series 2011-1 B 7.000%, 1/31/18§		718,084	742,786
American Express Credit Account Master Trust,
Series 2014-2 A 1.260%, 1/15/20		194,000	194,133
Americredit Automobile Receivables Trust,
Series 2016-4 A2A 1.340%, 4/8/20		342,000	341,451
Ares Enhanced Loan Investment Strategy IR Ltd.,
Series 2013-IRAR A1BR 2.632%, 7/23/25 (l)§		1,200,000	1,200,017
ARI Fleet Lease Trust,
Series 2014-A A2 0.810%, 11/15/22§		13,716	13,707
Ascentium Equipment Receivables Trust,
Series 2016-1A A2 1.750%, 11/13/18§		126,855	126,937
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A A 2.970%, 2/20/20§		821,000	829,530
Series 2016-1A A 2.990%, 6/20/22 (b)§		207,000	206,498
Bank of The West Auto Trust,
Series 2015-1 A3 1.310%, 10/15/19§		621,000	620,904
Barclays Dryrock Issuance Trust,
Series 2015-4 A 1.720%, 8/16/21		345,000	345,286
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26§		615,000	610,940
Series 2014-1 A 1.054%, 3/16/20 (l)		200,000	200,028
Cadogan Square CLO IV BV,
Series 4A A 0.042%, 7/24/23 (b)(l)§	EUR	466,894	490,176
California Republic Auto Receivables Trust,
Series 2015-2 A3 1.310%, 8/15/19		$218,640	218,450
Capital Auto Receivables Asset Trust,
Series 2014-1 B 2.220%, 1/22/19		100,000	100,224
Capital One Multi-Asset Execution Trust,
Series 2015-A5 A5 1.600%, 5/17/21		397,000	398,011
Series 2016-A1 A1 1.154%, 2/15/22 (l)		800,000	802,930
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-1A AR 2.111%, 4/20/22 (l)§		1,004,361	1,004,377

CarMax Auto Owner Trust,
Series 2015-4 A3 1.560%, 11/16/20		$433,000	$433,612
Chrysler Capital Auto Receivables Trust,
Series 2016-AA A3 1.770%, 10/15/20§		484,000	483,420
CIFC Funding Ltd.,
Series 2012-1A A1R2 2.176%, 8/14/24 (l)§		770,380	770,374
CNH Equipment Trust,
Series 2014-B A4 1.610%, 5/17/21		147,479	147,776
Series 2015-A A4 1.850%, 4/15/21		311,723	312,353
Continental Airlines Pass-Through Trust,
Series 2010 A 4.750%, 1/12/21		464,938	490,509
Series 2010-1 B 6.000%, 1/12/19		679,881	693,071
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§		85,891	85,589
Series 2014-B A 1.110%, 11/15/18§		22,701	22,647
CVS Pass-Through Trust,
5.789%, 1/10/26§		297,574	323,832
Dell Equipment Finance Trust,
Series 2015-1 A3 1.300%, 3/23/20 (b)§		217,000	216,888
Series 2015-2 A2A 1.420%, 12/22/17§		70,550	70,559
Discover Card Execution Note Trust,
Series 2015-A1 A1 1.054%, 8/17/20 (l)		400,000	400,538
Series 2015-A2 A 1.900%, 10/17/22		567,000	564,097
Drive Auto Receivables Trust,
Series 2016-BA A2 1.380%, 8/15/18 (b)§		162,949	162,945
Dryden XXII Senior Loan Fund,
Series 2011-22A A1R 2.050%, 1/15/22 (l)§		672,540	672,503
EFS Volunteer LLC,
Series 2010-1 A1 1.732%, 10/26/26 (l)§		80,845	80,861
Enterprise Fleet Financing LLC,
Series 2014-1 A2 0.870%, 9/20/19 (b)§		10,766	10,757
Series 2014-2 A2 1.050%, 3/20/20§		114,960	114,713
Series 2015-1 A2 1.300%, 9/20/20§		306,703	305,800
Exeter Automobile Receivables Trust,
Series 2016-3A A 1.840%, 11/16/20 (b)§		163,500	163,039
Fifth Third Auto Trust,
Series 2014-3 A4 1.470%, 5/17/21		374,000	374,552
Flagship Credit Auto Trust,
Series 2016-3 A1 1.610%, 12/15/19 (b)§		415,325	414,738

See Notes to Financial Statements.

1259

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Series 2016-4 A2 1.960%, 2/15/21§		$170,000	$169,255
Series 2016-4 D 3.890%, 11/15/22 (b)§		170,000	167,255
Ford Credit Auto Owner Trust,
Series 2012-D B 1.010%, 5/15/18		141,245	141,162
Series 2014-2 A 2.310%, 4/15/26§		412,000	415,345
Ford Credit Floorplan Master Owner Trust,
Series 2015-2 A1 1.980%, 1/15/22		447,000	449,997
Series 2016-1 A1 1.760%, 2/15/21		342,000	341,467
GM Financial Automobile Leasing Trust,
Series 2015-2 A3 1.680%, 12/20/18		572,000	573,260
Series 2015-3 A3 1.690%, 3/20/19		607,000	607,982
GMF Floorplan Owner Revolving Trust,
Series 2015-1 A1 1.650%, 5/15/20§		303,782	303,378
Series 2016-1 A1 1.960%, 5/17/21§		431,000	428,843
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A AR 2.238%, 10/29/26 (l)§		1,000,000	999,993
Harley-Davidson Motorcycle Trust,
Series 2015-1 A3 1.410%, 6/15/20		205,000	205,195
Series 2015-2 A3 1.300%, 3/16/20		621,000	620,501
Hertz Fleet Lease Funding LP,
Series 2013-3 A 1.214%, 12/10/27 (l)§		58,131	58,141
Hertz Vehicle Financing II LP,
Series 2015-2A A 2.020%, 9/25/19§		260,000	257,217
Hertz Vehicle Financing LLC,
Series 2013-1A A2 1.830%, 8/25/19§		1,140,000	1,130,971
Series 2016-1A A 2.320%, 3/25/20§		341,000	338,848
Hyundai Auto Lease Securitization Trust,
Series 2015-B A3 1.400%, 11/15/18§		287,000	287,309
KKR Financial CLO Ltd.,
Series 2013-2A A1AR 2.332%, 1/23/26 (l)§		800,000	799,995
Landmark VIII CLO Ltd.,
Series 2006-8A A1 1.118%, 10/19/20 (l)§		294,315	294,212
Malin CLO BV,
Series 2007-1A A1 0.000%, 5/7/23 (l)§	EUR	633,576	666,276
Marlette Funding Trust,
Series 2016-1A A 3.060%, 1/17/23§		$128,784	128,663
Mercedes Benz Auto Lease Trust,
Series 2015-B A3 1.340%, 7/16/18		324,000	324,362
NCF Dealer Floorplan Master Trust,
Series 2014-1A A 2.239%, 10/20/20 (l)§		$446,000	$446,000
NCUA Guaranteed Notes,
2.350%, 6/12/17		147,000	147,959
Neuberger Berman CLO XII Ltd.,
Series 2012-12A A2RR 2.182%, 7/25/23 (l)§		759,262	759,261
Nissan Auto Lease Trust,
Series 2015-A A3 1.400%, 6/15/18		523,000	523,182
Palmer Square CLO Ltd.,
Series 2013-2A A1A 2.280%, 10/17/25 (l)§		800,000	800,021
Penarth Master Issuer plc,
Series 2015-2A A1 1.136%, 5/18/19 (l)§		1,700,000	1,699,495
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 1.782%, 7/25/29 (l)		737,849	738,991
Santander Drive Auto Receivables Trust,
Series 2015-4 A2A 1.200%, 12/17/18		16,477	16,474
Series 2016-3 A2 1.340%, 11/15/19		306,000	305,586
SBA Small Business Investment Cos.,
Series 2008-P10B 1 5.944%, 8/10/18		346,922	362,563
SBA Tower Trust,
3.156%, 10/15/20§		351,000	352,966
SLM Private Education Loan Trust,
Series 2013-B A2A 1.850%, 6/17/30§		800,000	795,902
SLM Student Loan Trust,
Series 2008-9 A 2.382%, 4/25/23 (l)		4,512,074	4,517,769
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§		179,318	178,779
Series 2016-3 A 3.050%, 12/26/25§		247,309	246,329
Synchrony Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22		526,000	529,820
Series 2015-3 A 1.740%, 9/15/21		382,000	381,967
Series 2016-1 A 2.040%, 3/15/22		223,000	223,598
Taco Bell Funding LLC,
Series 2016-1A A2I 3.832%, 5/25/46§		256,358	257,999
THL Credit Wind River CLO Ltd.,
Series 2014-2A A2 2.330%, 7/15/26 (l)§		1,000,000	998,735
UAL Pass-Through Trust,
Series 2009-2 A 9.750%, 1/15/17		99,623	99,872
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24		44,080	46,618

See Notes to Financial Statements.

1260

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Series 2004-20C 1 4.340%, 3/1/24		$512,668	$532,403
Series 2005-20B 1 4.625%, 2/1/25		47,448	50,022
Series 2008-20G 1 5.870%, 7/1/28		598,152	663,081
Venture XVIII CLO Ltd.,
Series 2014-18A A 2.330%, 10/15/26 (l)§		1,800,000	1,800,043
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1 A3 0.910%, 10/22/18		223,565	223,227
Wells Fargo Dealer Floorplan Master Note Trust,
Series 2014-1 A 1.119%, 7/20/19 (l)		233,000	233,068
Series 2015-1 A 1.239%, 1/20/20 (l)		530,000	530,804
Westlake Automobile Receivables Trust,
Series 2015-3A A2A 1.420%, 5/17/21§		107,849	107,686
Series 2016-2A A2 1.570%, 6/17/19§		249,000	249,216
World Financial Network Credit Card Master Trust,
Series 2013-A A 1.610%, 12/15/21		301,000	301,433
Series 2015-A A 1.184%, 2/15/22 (l)		343,000	343,639

Total Asset-Backed Securities			46,682,406

Collateralized Mortgage Obligations (2.4%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 5.094%, 9/25/35 (l)		226,178	197,969
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36		1,280,217	1,174,908
Series 2005-J12 2A1 1.026%, 8/25/35 (l)		731,887	458,617
Series 2006-OA6 1A2 0.966%, 7/25/46 (l)		71,062	61,577
Series 2006-OA22 A1 0.916%, 2/25/47 (l)		215,155	185,242
Series 2006-OC7 2A2A 0.926%, 7/25/46 (l)		898,248	773,000
Series 2007-OH1 A1D 0.966%, 4/25/47 (l)		141,785	112,958
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.082%, 10/25/34 (l)		30,693	30,693
Banc of America Funding Trust,
Series 2004-A 1A3 3.039%, 9/20/34 (l)		83,489	83,532
Series 2006-H 4A2 3.267%, 9/20/46 (l)		399,554	323,932
Series 2006-J 4A1 3.211%, 1/20/47 (l)		22,379	19,259
BCAP LLC,
Series 2013-RR1 10A2 8.202%, 10/26/36 (l)§		792,064	735,005
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 3.149%, 9/25/35 (l)		309,983	269,641
Series 2006-4 21A1 3.044%, 8/25/36 (l)		$97,023	$74,317
Bear Stearns ARM Trust,
Series 2003-9 2A1 3.326%, 2/25/34 (l)		102,560	104,430
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 0.916%, 12/25/46 (l)		872,521	725,052
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 3.006%, 1/26/36 (l)		139,616	109,390
Bellemeade Reinsurance II Ltd.,
Series 2016-1A M2A 5.256%, 4/25/26 (b)(l)§		228,715	229,878
Bellemeade Reinsurance Ltd.,
Series 2015-1A M1 3.256%, 7/25/25 (b)(l)§		9,782	9,786
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.172%, 8/25/34 (l)		6,751	6,317
Series 2005-2 1A1 1.396%, 3/25/35 (l)		77,533	63,810
Series 2005-11 3A1 2.443%, 4/25/35 (l)		136,284	108,862
Citigroup Mortgage Loan Trust,
Series 2005-2 1A4 2.967%, 5/25/35 (l)		104,414	98,378
Series 2005-3 2A2A 3.038%, 8/25/35 (l)		39,730	39,193
Series 2009-7 5A2 5.500%, 12/25/35§		712,633	550,099
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		805,754	634,285
CSMC Trust,
5.304%, 11/15/33 (l)		170,000	170,013
EMF NL BV,
Series 2008-2X A2 0.689%, 7/17/41 (l)(m)	EUR	765,000	661,799
EMF-NL Prime BV,
Series 2008-APRX A2 0.489%, 4/17/41 (l)(m)		339,150	301,129
Eurosail-UK plc,
Series 2007-4X A3 1.327%, 6/13/45 (l)(m)	GBP	1,100,000	1,304,358
FHLMC Multifamily Structured Pass-Through Certificates,
Series K002 A1A2 4.879%, 5/19/17		$2,767,511	2,787,144
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-DN3 M2 3.156%, 8/25/24 (l)		129,891	130,253
Series 2014-HQ1 M2 3.256%, 8/25/24 (l)		226,790	229,751
Series 2014-HQ2 M2 2.956%, 9/25/24 (l)		250,000	255,221
Series 2014-HQ3 M2 3.406%, 10/25/24 (l)		244,304	246,462
Series 2015-DNA1 M2 2.606%, 10/25/27 (l)		110,000	111,556

See Notes to Financial Statements.

1261

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Series 2015-DNA2 M2 3.356%, 12/25/27 (l)		$659,574	$671,722
Series 2015-DNA3 M2 3.606%, 4/25/28 (l)		255,815	263,205
Series 2015-HQ1 M2 2.956%, 3/25/25 (l)		217,608	218,752
Series 2015-HQ2 M2 2.706%, 5/25/25 (l)		300,000	304,097
Series 2015-HQA1 M2 3.406%, 3/25/28 (l)		249,225	254,116
Series 2015-HQA2 M2 3.556%, 5/25/28 (l)		513,147	525,353
Series 2016-DNA1 M2 3.656%, 7/25/28 (l)		253,811	261,091
Series 2016-DNA2 M2 2.956%, 10/25/28 (l)		253,000	256,055
Series 2016-DNA3 M2 2.756%, 12/25/28 (l)		252,000	254,981
Series 2016-DNA4 M2 2.056%, 3/25/29 (l)		428,000	427,325
Series 2016-HQA1 M2 3.506%, 9/25/28 (l)		252,028	258,810
Series 2016-HQA2 M2 3.006%, 11/25/28 (l)		259,000	264,296
First Horizon Mortgage Pass-Through Trust,
Series 2006-2 1A3 6.000%, 8/25/36		636,296	588,802
FNMA,
Series 2014-C01 M1 2.356%, 1/25/24 (l)		125,538	126,180
Series 2014-C04 2M1 2.856%, 11/25/24 (l)		3,159	3,160
Series 2015-C03 1M1 2.256%, 7/25/25 (l)		43,943	43,994
Series 2016-C03 1M1 2.756%, 10/25/28 (l)		141,804	143,685
Series 2016-C03 2M1 2.956%, 10/25/28 (l)		271,922	274,689
Series 2016-C04 1M1 2.206%, 1/25/29 (l)		163,012	163,660
Series 2016-C05 2M1 2.106%, 1/25/29 (l)		163,532	163,897
FNMA Connecticut Avenue Securities,
Series 2014-C02 2M1 1.706%, 5/25/24 (l)		16,323	16,319
Series 2014-C03 1M1 1.956%, 7/25/24 (l)		47,363	47,426
Series 2015-C01 2M2 5.306%, 2/25/25 (l)		180,251	189,906
Series 2015-C02 2M1 1.956%, 5/25/25 (l)		44,842	44,864
Series 2015-C03 2M1 2.256%, 7/25/25 (l)		168,508	168,829
Series 2015-C04 2M1 2.456%, 4/25/28 (l)		341,014	342,012
Series 2016-C01 1M1 2.706%, 8/25/28 (l)		459,114	462,495
Series 2016-C01 2M1 2.856%, 8/25/28 (l)		173,296	174,820
Series 2016-C02 1M1 2.906%, 9/25/28 (l)		348,539	351,889

GNMA,
Series 2015-H20 FB 1.130%, 8/20/65 (l)		$779,543	$767,959
Series 2016-H11 F 1.330%, 5/20/66 (l)		795,569	791,907
Series 2016-H15 FA 1.375%, 7/20/66 (l)		999,598	994,719
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		935,362	776,469
Series 2005-AR6 2A1 3.010%, 9/25/35 (l)		242,872	249,205
Series 2006-2F 2A13 5.750%, 2/25/36		519,335	504,185
Series 2006-AR2 2A1 3.092%, 4/25/36 (l)		224,533	205,083
Series 2007-AR1 2A1 3.228%, 3/25/47 (l)		602,415	542,439
HarborView Mortgage Loan Trust,
Series 2006-12 2A2A 0.926%, 1/19/38 (l)		1,033,578	890,711
Series 2006-13 A 0.916%, 11/19/46 (l)		137,506	105,685
Impac CMB Trust,
Series 2003-8 2A1 1.656%, 10/25/33 (l)		20,279	19,542
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 1.026%, 7/25/35 (l)		408,906	285,606
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 2.956%, 8/25/35 (l)		776,157	649,992
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 3.163%, 8/25/34 (l)		151,979	153,942
Series 2007-A1 3A3 3.131%, 7/25/35 (l)		169,154	168,476
Series 2007-S3 1A90 7.000%, 8/25/37		86,386	75,812
Kensington Mortgage Securities plc,
Series 2007-1X A3C 1.129%, 6/14/40 (l)(m)		1,144,206	1,070,010
Lehman XS Trust,
Series 2006-4N A1C1 0.986%, 4/25/46 (l)		278,178	227,937
Ludgate Funding plc,
Series 2007-1 A2A 0.543%, 1/1/61 (l)(m)	GBP	1,000,773	1,134,006
Series 2008-W1X A1 0.983%, 1/1/61 (l)(m)		160,470	188,662
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1 3A 2.793%, 12/25/32 (l)		$43,140	43,261
Series 2005-2 3A 1.617%, 10/25/35 (l)		59,097	56,894
Nomura Resecuritization Trust,
Series 2014-7R 2A3 0.956%, 12/26/35 (l)§		982,815	905,850
RALI Trust,
Series 2005-QO2 A1 1.927%, 9/25/45 (l)		701,592	627,528

See Notes to Financial Statements.

1262

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Series 2006-QA6 A1 0.946%, 7/25/36 (l)	$1,222,330	$987,499
Series 2007-QS2 A6 6.250%, 1/25/37	1,004,046	841,335
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 1.096%, 1/25/36 (l)§	635,673	573,768
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36	23,862	18,101
Series 2006-A12 A1 6.250%, 11/25/36	220,571	151,767
Sequoia Mortgage Trust,
Series 10 2A1 1.499%, 10/20/27 (l)	8,852	8,447
Series 2003-4 2A1 1.089%, 7/20/33 (l)	38,235	35,266
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.986%, 7/19/35 (l)	204,354	187,831
Series 2006-AR3 11A1 0.966%, 4/25/36 (l)	1,004,727	788,761
Series 2006-AR3 12A1 0.976%, 5/25/36 (l)	610,482	476,332
WaMu Mortgage Pass-Through Trust,
Series 2002-AR9 1A 1.933%, 8/25/42 (l)	37,515	36,811
Series 2005-AR17 A1A1 1.026%, 12/25/45 (l)	72,390	68,397
Series 2006-AR9 1A 1.567%, 8/25/46 (l)	303,684	265,455
Series 2006-AR14 1A4 2.615%, 11/25/36 (l)	959,343	884,419
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2007-5 A6 6.000%, 6/25/37	536,971	508,966
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 1M1 3.506%, 11/25/25 (b)(l)§	65,255	65,263
Series 2015-WF1 2M1 3.606%, 11/25/25 (b)(l)§	61,431	61,445

Total Collateralized Mortgage Obligations		38,039,989

Commercial Mortgage-Backed Securities (2.4%)
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.679%, 6/24/50 (l)§	230,969	231,216
BBCMS Trust,
Series 2015-RRI A 1.854%, 5/15/32 (l)§	1,625,786	1,626,552
BHMS Mortgage Trust,
Series 2014-ATLS AFX 3.601%, 7/5/33§	450,000	452,589
CGBAM Commercial Mortgage Trust,
Series 2016-IMC A 2.438%, 11/15/21 (b)(l)§	170,800	170,869
Series 2016-IMC C 4.654%, 11/15/21 (b)(l)§	171,000	171,125
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	630,000	644,360
Citigroup Commercial Mortgage Trust,
Series 2012-GC8 D 4.876%, 9/10/45 (b)(l)§	$257,595	$240,243
Series 2015-GC27 A5 3.137%, 2/10/48	341,977	341,337
Series 2016-C1 A4 3.209%, 5/10/49	606,000	603,703
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C3 A4 5.761%, 5/15/46 (l)	374,299	378,785
COMM Mortgage Trust,
Series 2010-RR1 GEA 5.543%, 12/11/49 (l)§	164,201	164,284
Series 2013-CR6 A2 2.122%, 3/10/46	1,255,000	1,263,252
Series 2013-SFS A1 1.873%, 4/12/35§	215,933	212,175
Series 2015-CR26 ASB 3.373%, 10/10/48	3,000,000	3,073,270
Series 2016-COR1 ASB 2.972%, 10/10/49	1,500,000	1,482,671
CSAIL Commercial Mortgage Trust,
Series 2015-C3 A4 3.718%, 8/15/48	484,588	505,250
Series 2015-C4 A4 3.808%, 11/15/48	400,000	416,415
CSMC,
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§	1,769,665	1,783,460
Series 2010-RR1 3A 5.548%, 6/10/49 (l)§	663,857	664,720
GS Mortgage Securities Corp. II,
Series 2013-KING A 2.706%, 12/10/27§	582,548	589,341
Series 2015-GC30 AAB 3.120%, 5/10/50	1,000,000	1,011,014
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	4,623,000	4,942,038
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	504,646
Series 2016-RENT A 3.203%, 2/10/29§	800,000	814,422
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2 A1A 4.838%, 7/15/41 (b)(l)§	119,765	119,600
Series 2007-LDPX A1A 5.439%, 1/15/49	114,327	114,651
Series 2010-C2 D 5.539%, 11/15/43 (b)(l)§	330,600	340,428
Series 2012-C6 E 5.142%, 5/15/45 (b)(l)§	189,221	174,900
Series 2012-LC9 E 4.415%, 12/15/47 (b)(l)§	455,400	416,607
Series 2014-INN A 1.624%, 6/15/29 (l)§	454,000	453,165
Series 2015-SGP A 2.404%, 7/15/36 (l)§	435,000	437,296
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31 A3 3.801%, 8/15/48	515,000	535,881

See Notes to Financial Statements.

1263

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49 (b)§	$271,069	$262,451
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7 D 4.274%, 2/15/46 (b)(l)§	113,317	102,431
Series 2015-C27 ASB 3.557%, 12/15/47	800,000	830,478
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	173,000	171,408
Series 2014-CPT B 3.446%, 7/13/29 (l)§	800,000	817,248
Series 2015-XLF2 AFSA 2.574%, 8/15/26 (b)(l)§	174,000	173,338
Series 2015-XLF2 SNMA 2.654%, 11/15/26 (b)(l)§	174,000	174,594
Morgan Stanley Capital I, Inc.,
Series 1998-HF2 J 6.010%, 11/15/30§	664,982	667,420
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10 A4A 5.793%, 8/12/45 (l)§	1,145,941	1,151,167
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	4,590,000	4,913,883
RBSCF Trust,
Series 2009-RR1 JPA 6.068%, 9/17/39 (l)§	306,418	312,225
Series 2010-RR4 CMLA 6.095%, 12/16/49 (l)§	563,234	564,936
Resource Capital Corp. Ltd.,
Series 2014-CRE2 A 1.754%, 4/15/32 (l)§	96,362	95,820
SG Commercial Mortgage Securities Trust,
Series 2016-C5 A4 3.055%, 10/10/48	339,417	328,779
Starwood Retail Property Trust,
Series 2014-STAR A 1.924%, 11/15/27 (b)(l)§	578,387	573,099
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3 A4 3.091%, 8/10/49	238,265	243,908
Series 2012-C4 A5 2.850%, 12/10/45	465,583	469,660
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32 A3 5.707%, 6/15/49 (l)	330,148	332,630
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6 C 4.452%, 11/15/49	275,000	260,845
WF-RBS Commercial Mortgage Trust,
Series 2013-C14 A5 3.337%, 6/15/46	569,160	584,819
Series 2014-C20 A2 3.036%, 5/15/47	237,299	242,959
Series 2014-C23 D 3.991%, 10/15/57 (b)(l)§	287,700	227,517

Total Commercial Mortgage-Backed Securities		38,381,880

Corporate Bonds (9.2%)
Consumer Discretionary (0.8%)
Auto Components (0.0%)
Allison Transmission, Inc.
5.000%, 10/1/24§	$255,000	$258,187
Dana, Inc.
6.000%, 9/15/23	89,000	93,005

		351,192

Automobiles (0.2%)
Daimler Finance North America LLC
2.000%, 8/3/18§	1,600,000	1,601,357
2.250%, 3/2/20§	775,000	771,530
General Motors Co.
3.500%, 10/2/18	180,000	183,312
Volkswagen Group of America Finance LLC
1.650%, 5/22/18§	1,020,000	1,012,932

		3,569,131

Hotels, Restaurants & Leisure (0.2%)
International Game Technology plc
6.250%, 2/15/22§	200,000	214,500
6.500%, 2/15/25§	250,000	266,562
MCE Finance Ltd.
5.000%, 2/15/21 (x)§	240,000	240,000
Wynn Las Vegas LLC
5.500%, 3/1/25 (x)§	1,700,000	1,682,150

		2,403,212

Household Durables (0.1%)
KB Home
4.750%, 5/15/19	147,000	149,665
Newell Brands, Inc.
3.150%, 4/1/21	434,000	440,343
3.850%, 4/1/23	128,000	132,611

		722,619

Media (0.3%)
Altice Financing SA
6.625%, 2/15/23§	1,000,000	1,030,500
Altice Finco SA
7.625%, 2/15/25§	200,000	202,750
Altice Luxembourg SA
7.625%, 2/15/25§	500,000	526,250
CBS Corp.
5.750%, 4/15/20	193,000	212,206
Charter Communications Operating LLC
4.908%, 7/23/25	1,600,000	1,677,760
Cox Communications, Inc.
2.950%, 6/30/23§	125,000	117,312
CSC Holdings LLC
6.750%, 11/15/21	65,000	69,959
Discovery Communications LLC
3.450%, 3/15/25	237,000	226,098
Time Warner Cable LLC
5.000%, 2/1/20	167,000	177,542
4.500%, 9/15/42	290,000	259,187
Time Warner, Inc.
3.400%, 6/15/22	76,000	76,355
3.600%, 7/15/25	320,000	315,651
Viacom, Inc.
5.625%, 9/15/19	108,000	115,826
4.375%, 3/15/43	34,000	27,301

See Notes to Financial Statements.

1264

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Ziggo Secured Finance BV
5.500%, 1/15/27§		$255,000	$248,574

			5,283,271

Multiline Retail (0.0%)
Kohl’s Corp.
5.550%, 7/17/45		260,000	248,347

Textiles, Apparel & Luxury Goods (0.0%)
Hanesbrands, Inc.
4.625%, 5/15/24§		108,000	104,760

Total Consumer Discretionary			12,682,532

Consumer Staples (0.3%)
Food & Staples Retailing (0.0%)
CVS Health Corp.
3.875%, 7/20/25		315,000	325,068
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24		291,000	296,658

			621,726

Food Products (0.2%)
Bunge Ltd. Finance Corp.
8.500%, 6/15/19		4,000	4,576
Grupo Bimbo SAB de CV
3.875%, 6/27/24§		236,000	233,255
Lamb Weston Holdings, Inc.
4.625%, 11/1/24§		43,000	43,107
4.875%, 11/1/26§		43,000	42,381
Minerva Luxembourg SA
6.500%, 9/20/26§		260,000	250,575
Tyson Foods, Inc.
2.650%, 8/15/19		1,858,000	1,874,792
3.950%, 8/15/24		277,000	283,637

			2,732,323

Tobacco (0.1%)
Imperial Brands Finance plc
2.950%, 7/21/20§		1,000,000	1,004,041
Reynolds American, Inc.
5.850%, 8/15/45		108,000	127,434

			1,131,475

Total Consumer Staples			4,485,524

Energy (0.8%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc.
4.875%, 11/1/43 (x)		129,000	92,235
Halliburton Co.
5.000%, 11/15/45		430,000	457,135
Nabors Industries, Inc.
5.500%, 1/15/23 (b)§		322,000	335,299
Schlumberger Holdings Corp.
3.625%, 12/21/22§		430,000	445,859

			1,330,528

Oil, Gas & Consumable Fuels (0.7%)
Cenovus Energy, Inc.
5.700%, 10/15/19		87,000	93,036
3.000%, 8/15/22		22,000	21,245
Ecopetrol SA
5.875%, 5/28/45		$108,000	$94,392
Encana Corp.
3.900%, 11/15/21 (x)		165,000	166,134
Energy Transfer Partners LP
6.700%, 7/1/18		353,000	374,375
7.500%, 7/1/38		337,000	390,205
EnLink Midstream Partners LP
5.050%, 4/1/45		290,000	261,725
Enterprise Products Operating LLC
3.700%, 2/15/26		382,000	381,128
Hess Corp.
4.300%, 4/1/27		300,000	297,914
Kinder Morgan Energy Partners LP
4.150%, 3/1/22		193,000	197,528
4.300%, 5/1/24 (x)		800,000	816,839
Kinder Morgan, Inc.
5.000%, 2/15/21§		1,000,000	1,063,243
Korea National Oil Corp.
3.125%, 4/3/17§		710,000	712,485
Noble Energy, Inc.
8.250%, 3/1/19		575,000	644,973
3.900%, 11/15/24		234,000	235,346
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 6/30/21§		340,000	155,550
Odebrecht Offshore Drilling Finance Ltd.
6.625%, 10/1/22§		769,320	203,870
Petrobras Global Finance BV
5.750%, 1/20/20		448,000	448,672
5.375%, 1/27/21		300,000	290,247
8.375%, 5/23/21		500,000	538,650
Plains All American Pipeline LP
3.600%, 11/1/24		314,000	301,231
Regency Energy Partners LP
4.500%, 11/1/23		1,800,000	1,821,502
SM Energy Co.
6.500%, 1/1/23		16,000	16,260
TransCanada PipeLines Ltd.
6.350%, 5/15/67 (l)		519,000	430,770
Ultrapar International SA
5.250%, 10/6/26§		200,000	195,000
Williams Partners LP
7.250%, 2/1/17		146,000	146,597
4.125%, 11/15/20		172,000	179,189
4.875%, 5/15/23		400,000	407,472

			10,885,578

Total Energy			12,216,106

Financials (5.3%)
Banks (2.8%)
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)†	EUR	1,700,000	492,114
Bank of America Corp.
5.750%, 12/1/17		$200,000	207,168
5.650%, 5/1/18		270,000	283,172
3.300%, 1/11/23		2,000,000	2,008,294
4.100%, 7/24/23		900,000	938,520
4.125%, 1/22/24		1,700,000	1,766,987
6.500%, 10/23/24 (l)(y)		112,000	117,309
3.875%, 8/1/25		645,000	657,406

See Notes to Financial Statements.

1265

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Bank of America NA
1.263%, 6/15/17 (l)		$1,100,000	$1,099,649
Bank of Nova Scotia (The)
1.875%, 4/26/21		1,600,000	1,560,722
Barclays Bank plc
6.625%, 3/30/22 (m)	EUR	59,000	75,917
7.625%, 11/21/22		$900,000	990,000
7.750%, 4/10/23 (l)		355,000	373,247
6.860%, 6/15/32 (l)(y)§		51,000	57,798
Barclays plc
2.992%, 8/10/21 (l)		1,300,000	1,328,572
3.650%, 3/16/25		206,000	199,782
BNP Paribas SA
2.250%, 1/11/27 (m)	EUR	185,000	189,357
Capital One NA
2.056%, 8/17/18 (l)		$1,750,000	1,767,500
CIT Group, Inc.
5.250%, 3/15/18		500,000	516,250
Citigroup, Inc.
1.700%, 4/27/18		1,000,000	996,593
2.650%, 10/26/20		1,200,000	1,197,329
2.700%, 3/30/21		500,000	497,015
3.875%, 3/26/25		320,000	315,700
Commonwealth Bank of Australia
1.750%, 11/2/18		900,000	897,154
Compass Bank
5.500%, 4/1/20		543,000	570,837
Cooperatieve Rabobank UA
6.875%, 3/19/20 (m)	EUR	600,000	743,697
4.375%, 8/4/25		$445,000	455,651
Credit Agricole SA
4.375%, 3/17/25 §		200,000	197,276
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		800,000	806,751
3.800%, 6/9/23		255,000	255,015
3.750%, 3/26/25		1,800,000	1,755,273
Eksportfinans ASA
5.500%, 6/26/17		491,000	498,058
HSBC Holdings plc
2.950%, 5/25/21		600,000	597,274
Intesa Sanpaolo SpA
5.017%, 6/26/24§		240,000	221,507
JPMorgan Chase & Co.
6.300%, 4/23/19		89,000	97,280
2.250%, 1/23/20		1,700,000	1,698,705
4.400%, 7/22/20		1,121,000	1,193,337
2.550%, 3/1/21		700,000	696,425
Lloyds Banking Group plc
3.100%, 7/6/21 (x)		1,010,000	1,020,352
4.650%, 3/24/26		200,000	201,689
Mitsubishi UFJ Financial Group, Inc.
3.850%, 3/1/26		201,000	206,290
Mizuho Financial Group Cayman 3 Ltd.
4.600%, 3/27/24§		287,000	301,281
Novo Banco SA
5.000%, 4/23/19 (m)(x)	EUR	300,000	219,477
5.000%, 5/21/19 (m)		800,000	585,273
5.000%, 5/23/19 (m)		300,000	219,478
Royal Bank of Scotland Group plc
7.640%, 9/30/17 (l)(x)(y)		$400,000	371,000
7.500%, 8/10/20 (l)(y)		265,000	251,088
8.625%, 8/15/21 (l)(y)		260,000	263,458
Royal Bank of Scotland plc (The)
6.934%, 4/9/18	EUR	600,000	$678,328
9.500%, 3/16/22 (l)(m)		$910,000	924,105
Santander Holdings USA, Inc.
2.380%, 11/24/17 (l)		300,000	302,361
2.700%, 5/24/19		800,000	797,848
Santander Issuances SAU
5.179%, 11/19/25		200,000	201,314
3.250%, 4/4/26 (m)	EUR	300,000	321,052
Santander UK Group Holdings plc
2.875%, 8/5/21		$1,149,000	1,133,132
Santander UK plc
5.000%, 11/7/23§		245,000	249,923
Societe Generale SA
5.922%, 4/5/17 (l)(y)§		100,000	99,080
4.250%, 4/14/25§		1,400,000	1,356,068
4.250%, 8/19/26 (x)§		205,000	200,497
Standard Chartered plc
6.409%, 1/30/17 (l)(y)§		200,000	154,000
Sumitomo Mitsui Banking Corp.
1.548%, 10/19/18 (l)		1,700,000	1,705,646
UBS Group Funding Jersey Ltd.
3.000%, 4/15/21§		1,000,000	998,948
4.125%, 9/24/25§		220,000	223,263
Wells Fargo & Co.
2.117%, 10/31/23 (l)		1,600,000	1,618,400
Westpac Banking Corp.
2.100%, 2/25/21§		2,400,000	2,365,660

			45,289,652

Capital Markets (0.7%)
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20		700,000	708,488
Deutsche Bank AG
2.792%, 5/10/19 (l)		1,700,000	1,724,910
Goldman Sachs Group, Inc. (The)
7.500%, 2/15/19		829,000	919,107
6.000%, 6/15/20		243,000	270,428
2.350%, 11/15/21		234,000	226,271
5.750%, 1/24/22		310,000	345,478
3.850%, 7/8/24		315,000	321,498
3.750%, 5/22/25		234,000	235,707
Israel Electric Corp. Ltd.
5.000%, 11/12/24 (m)		231,000	239,663
Morgan Stanley
5.625%, 9/23/19		162,000	175,548
5.500%, 7/24/20		276,000	300,310
2.500%, 4/21/21		1,000,000	987,369
3.125%, 7/27/26		800,000	762,732
S&P Global, Inc.
4.400%, 2/15/26		316,000	334,521
SteelRiver Transmission Co. LLC
4.710%, 6/30/17 (b)§		1,255,162	1,263,553
UBS AG
1.491%, 6/1/17 (l)		600,000	600,738
7.625%, 8/17/22		960,000	1,089,600

			10,505,921

Consumer Finance (0.6%)
AGFC Capital Trust I
6.000%, 1/15/67 (b)(l)§		1,070,000	535,107
Ally Financial, Inc.
2.750%, 1/30/17		800,000	800,000

See Notes to Financial Statements.

1266

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

5.500%, 2/15/17		$400,000	$401,500
3.250%, 9/29/17		400,000	402,000
American Express Co.
6.150%, 8/28/17		637,000	656,185
Ford Motor Credit Co. LLC
2.943%, 1/8/19		900,000	908,948
3.200%, 1/15/21		1,700,000	1,698,752
5.875%, 8/2/21		700,000	771,813
3.664%, 9/8/24		538,000	524,572
General Motors Financial Co., Inc.
3.200%, 7/13/20		1,000,000	1,001,200
4.375%, 9/25/21		1,000,000	1,035,200
4.000%, 1/15/25		55,000	53,465
4.300%, 7/13/25		70,000	69,244
LeasePlan Corp. NV
2.875%, 1/22/19§		800,000	800,871
Navient Corp.
6.625%, 7/26/21		260,000	275,600

			9,934,457

Diversified Financial Services (0.5%)
JPMorgan Chase Bank NA
6.000%, 10/1/17		3,570,000	3,683,632
Murray Street Investment Trust I
4.647%, 3/9/17 (e)		2,261,000	2,274,660
Nationwide Building Society
6.250%, 2/25/20§		372,000	413,819
4.000%, 9/14/26 §		435,000	414,581
NCUA Guaranteed Notes
3.450%, 6/12/21		20,000	21,068
Private Export Funding Corp.
1.375%, 2/15/17		92,000	92,049
4.375%, 3/15/19		20,000	21,251
2.050%, 11/15/22		79,000	77,997
Rio Oil Finance Trust
9.250%, 7/6/24 (m)(x)		459,316	427,164
9.250%, 7/6/24§		459,316	427,164
US Capital Funding II Ltd.
1.636%, 8/1/34 (l)§		700,000	475,790
Waha Aerospace BV
3.925%, 7/28/20§		446,000	457,707

			8,786,882

Insurance (0.1%)
American International Group, Inc.
4.875%, 6/1/22		430,000	466,612
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20		25,000	27,371
Lincoln National Corp.
8.750%, 7/1/19		55,000	63,228
MetLife Capital Trust IV
7.875%, 12/15/37§		192,000	232,320
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§		125,000	188,186
XLIT Ltd.
5.500%, 3/31/45		110,000	103,768

			1,081,485

Thrifts & Mortgage Finance (0.6%)
BPCE SA
5.700%, 10/22/23§		1,800,000	1,905,296
Realkredit Danmark A/S
1.000%, 4/1/17	DKK	54,100,000	$7,683,081

			9,588,377

Total Financials			85,186,774

Health Care (0.3%)
Biotechnology (0.1%)
AbbVie, Inc.
3.600%, 5/14/25		228,000	224,509
Amgen, Inc.
6.150%, 6/1/18		19,000	20,128
Baxalta, Inc.
5.250%, 6/23/45		180,000	191,268
Biogen, Inc.
4.050%, 9/15/25		360,000	369,014
Celgene Corp.
3.875%, 8/15/25		390,000	395,716

			1,200,635

Health Care Equipment & Supplies (0.0%)
Becton Dickinson and Co.
3.734%, 12/15/24		90,000	92,400
Medtronic, Inc.
3.500%, 3/15/25		445,000	456,341

			548,741

Health Care Providers & Services (0.0%)
Fresenius Medical Care U.S. Finance, Inc.
6.875%, 7/15/17		447,000	458,734
HCA, Inc.
5.250%, 6/15/26		47,000	48,528
4.500%, 2/15/27		28,000	27,406
Laboratory Corp. of America Holdings
3.600%, 2/1/25		135,000	134,080

			668,748

Pharmaceuticals (0.2%)
Actavis Funding SCS
3.850%, 6/15/24		103,000	103,800
3.800%, 3/15/25		388,000	388,375
AstraZeneca plc
6.450%, 9/15/37		120,000	155,223
Bayer U.S. Finance LLC
3.375%, 10/8/24§		211,000	209,817
Mylan NV
3.950%, 6/15/26 §		102,000	95,037
Perrigo Finance Unlimited Co.
3.500%, 12/15/21		200,000	201,397
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23		326,000	305,951
3.150%, 10/1/26		220,000	202,070
Valeant Pharmaceuticals International, Inc.
6.750%, 8/15/18 (x)§		900,000	855,000
5.375%, 3/15/20§		700,000	589,750
6.125%, 4/15/25§		$195,000	146,250

			3,252,670

Total Health Care			5,670,794

See Notes to Financial Statements.

1267

	Principal Amount	Value (Note 1)

Industrials (0.2%)
Commercial Services & Supplies (0.0%)
AerCap Aviation Solutions BV
6.375%, 5/30/17	$200,000	$202,800

Construction & Engineering (0.0%)
Odebrecht Finance Ltd.
5.250%, 6/27/29§	254,000	145,415

Industrial Conglomerates (0.0%)
General Electric Co.
5.000%, 1/21/21 (l)(y)	99,000	102,732

Machinery (0.0%)
SPX FLOW, Inc.
5.625%, 8/15/24 §	57,000	57,428
5.875%, 8/15/26 §	57,000	57,000

		114,428

Road & Rail (0.1%)
Avis Budget Car Rental LLC
5.250%, 3/15/25 (x)§	149,000	139,408
Empresa de Transporte de Pasajeros Metro SA
4.750%, 2/4/24§	210,000	219,975
Penske Truck Leasing Co. LP
4.875%, 7/11/22 (b)§	900,000	969,308

		1,328,691

Trading Companies & Distributors (0.1%)
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	310,695
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125%, 11/30/22§	421,709	434,360
International Lease Finance Corp.
5.875%, 4/1/19	125,000	132,750

		877,805

Total Industrials		2,771,871

Information Technology (0.3%)
Communications Equipment (0.0%)
Motorola Solutions, Inc.
3.500%, 3/1/23	193,000	188,386

Internet Software & Services (0.0%)
eBay, Inc.
3.800%, 3/9/22	115,000	118,763

IT Services (0.0%)
Fidelity National Information Services, Inc.
3.500%, 4/15/23	60,000	60,460
5.000%, 10/15/25	2,000	2,180
Total System Services, Inc.
2.375%, 6/1/18	174,000	174,695
3.750%, 6/1/23	174,000	173,867

		411,202

Semiconductors & Semiconductor Equipment (0.0%)
KLA-Tencor Corp.
4.650%, 11/1/24	312,000	332,340
Lam Research Corp.
2.800%, 6/15/21	133,000	132,337
Micron Technology, Inc.
7.500%, 9/15/23§	112,000	124,040

		588,717

Software (0.1%)
Oracle Corp.
1.900%, 9/15/21	$1,000,000	$975,977

Technology Hardware, Storage & Peripherals (0.2%)
Diamond 1 Finance Corp.
4.420%, 6/15/21§	935,000	964,910
5.450%, 6/15/23§	800,000	847,917
7.125%, 6/15/24§	180,000	198,900
Hewlett Packard Enterprise Co.
4.900%, 10/15/25	435,000	446,675
HP, Inc.
4.650%, 12/9/21	130,000	138,342
Seagate HDD Cayman
4.750%, 1/1/25	170,000	159,800
Western Digital Corp.
7.375%, 4/1/23§	242,000	266,200

		3,022,744

Total Information Technology		5,305,789

Materials (0.1%)
Chemicals (0.1%)
Dow Chemical Co. (The)
8.550%, 5/15/19	157,000	179,505
Eastman Chemical Co.
3.800%, 3/15/25	110,000	110,882
LYB International Finance BV
4.000%, 7/15/23	345,000	360,477
LyondellBasell Industries NV
5.750%, 4/15/24	270,000	311,055
Mosaic Co. (The)
5.625%, 11/15/43	132,000	126,348
NOVA Chemicals Corp.
5.250%, 8/1/23§	166,000	167,660
Sociedad Quimica y Minera de Chile SA
3.625%, 4/3/23 §	292,000	276,458

		1,532,385

Containers & Packaging (0.0%)
International Paper Co.
4.750%, 2/15/22	165,000	177,637

Metals & Mining (0.0%)
Barrick Gold Corp.
4.100%, 5/1/23 (x)	51,000	52,275
Glencore Funding LLC
4.125%, 5/30/23§	137,000	137,342
Vale Overseas Ltd.
6.875%, 11/21/36	90,000	88,408
Yamana Gold, Inc.
4.950%, 7/15/24	171,000	168,099

		446,124

Total Materials		2,156,146

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
American Tower Corp. (REIT)
5.050%, 9/1/20	613,000	656,319
Crown Castle International Corp. (REIT)
4.875%, 4/15/22	1,156,000	1,242,407

See Notes to Financial Statements.

1268

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Digital Realty Trust LP (REIT)
3.400%, 10/1/20		$800,000	$815,114
Host Hotels & Resorts LP (REIT)
3.750%, 10/15/23		12,000	11,716
Kilroy Realty LP (REIT)
4.375%, 10/1/25		1,700,000	1,742,352
WEA Finance LLC (REIT)
3.250%, 10/5/20§		800,000	812,741
Welltower, Inc. (REIT)
4.000%, 6/1/25		230,000	235,112

Total Real Estate			5,515,761

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.
4.600%, 2/15/21		335,000	355,950
2.800%, 2/17/21		500,000	495,604
3.800%, 3/15/22		123,000	125,585
3.600%, 2/17/23		425,000	426,597
3.400%, 5/15/25		540,000	520,588
4.750%, 5/15/46		116,000	109,630
CCO Holdings LLC
5.500%, 5/1/26§		173,000	177,325
CenturyLink, Inc.
6.450%, 6/15/21 (x)		128,000	135,040
7.500%, 4/1/24		115,000	120,750
SFR Group SA
5.375%, 5/15/22§	EUR	225,000	247,978
7.375%, 5/1/26§		$900,000	922,500
Telefonica Emisiones SAU
5.462%, 2/16/21		275,000	299,218
Verizon Communications, Inc.
2.709%, 9/14/18 (l)		300,000	306,859
3.500%, 11/1/24		948,000	947,228
3.850%, 11/1/42		221,000	190,853
4.862%, 8/21/46		138,000	139,242
Wind Acquisition Finance SA
4.750%, 7/15/20§		200,000	201,500

			5,722,447

Wireless Telecommunication Services (0.0%)
MTN Mauritius Investment Ltd.
5.373%, 2/13/22 (b)§		200,000	202,000
Rogers Communications, Inc.
4.000%, 6/6/22	CAD	63,000	50,597
Sprint Spectrum Co. LLC
3.360%, 9/20/21§		$340,000	339,796

			592,393

Total Telecommunication Services			6,314,840

Utilities (0.4%)
Electric Utilities (0.2%)
Entergy Arkansas, Inc.
3.750%, 2/15/21		1,530,000	1,605,332
Exelon Corp.
5.100%, 6/15/45		170,000	180,631
Southern Co. (The)
2.350%, 7/1/21		1,000,000	979,341

			2,765,304

Gas Utilities (0.1%)
Cheniere Corpus Christi Holdings LLC
5.875%, 3/31/25 (b)§		$109,000	$111,213
Sabine Pass Liquefaction LLC
5.875%, 6/30/26§		800,000	862,480
5.000%, 3/15/27§		218,000	220,180

			1,193,873

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.
7.375%, 7/1/21		160,000	178,000
Constellation Energy Group, Inc.
5.150%, 12/1/20		139,000	150,315
Exelon Generation Co. LLC
4.250%, 6/15/22		176,000	182,177
NRG Energy, Inc.
7.625%, 1/15/18		226,000	238,995
PSEG Power LLC
3.000%, 6/15/21		500,000	499,166

			1,248,653

Multi-Utilities (0.0%)
Berkshire Hathaway Energy Co.
6.125%, 4/1/36		235,000	292,303
CMS Energy Corp.
5.050%, 3/15/22		229,000	250,210

			542,513

Total Utilities			5,750,343

Total Corporate Bonds			148,056,480

Foreign Government Securities (1.5%)
Export-Import Bank of Korea
4.000%, 1/29/21		905,000	946,529
Hellenic Railways Organization SA
4.028%, 3/17/17	EUR	200,000	206,065
Kingdom of Jordan
2.578%, 6/30/22		$7,191,000	7,316,842
Korea Housing Finance Corp.
2.000%, 10/11/21§		1,300,000	1,251,511
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		306,000	306,894
Petroleos Mexicanos
4.625%, 9/21/23 §		345,000	333,925
Republic of Panama
9.375%, 4/1/29		190,000	268,137
Republic of Slovenia
5.500%, 10/26/22 (m)		2,100,000	2,319,098
Republic of Ukraine
1.471%, 9/29/21		11,300,000	11,003,940
State of Qatar
2.375%, 6/2/21 (b)§		225,000	220,219
United Kingdom Gilt
1.750%, 9/7/22 (m)	GBP	90,279	117,819
United Mexican States
5.950%, 3/19/19		$106,000	114,613

Total Foreign Government Securities			24,405,592

See Notes to Financial Statements.

1269

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Loan Participations (0.2%)
Financials (0.2%)
Diversified Financial Services (0.2%)
Delos Finance SARL, Term Loan
3.588%, 2/27/21	$3,000,000	$3,019,500

Total Financials		3,019,500

Information Technology (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
Avago Technologies, Term Loan B3
3.704%, 2/1/23	807,634	818,487

Total Information Technology		818,487

Total Loan Participations		3,837,987

Mortgage-Backed Securities (10.7%)
FHLMC
2.763%, 11/1/31 (l)	3,798	3,985
5.500%, 1/1/35	100,889	113,243
5.500%, 7/1/35	68,251	76,534
3.500%, 2/15/47 TBA	4,000,000	4,090,156
4.000%, 2/15/47 TBA	2,000,000	2,097,891
FNMA
5.000%, 2/1/24 (l)	225	241
9.000%, 8/1/26	1,256	1,470
2.732%, 1/1/28 (l)	28,783	29,828
3.500%, 6/1/30	30,428	31,861
3.500%, 12/1/30	1,182,599	1,239,419
2.500%, 1/25/32 TBA	2,570,000	2,575,823
1.940%, 3/1/33 (l)	35,694	36,183
5.500%, 4/1/33	89,754	100,545
5.500%, 7/1/33	93,501	104,721
5.500%, 4/1/34	47,700	53,400
5.500%, 5/1/34	34,302	38,402
5.500%, 11/1/34	140,666	157,674
5.500%, 2/1/35	542,299	607,469
4.500%, 8/1/35	68,385	73,940
5.000%, 10/1/35	42,375	46,612
2.711%, 1/1/36 (l)	558,497	588,027
5.000%, 7/1/36	52,975	58,240
2.335%, 2/1/37 (l)	125,921	131,220
4.500%, 7/1/37	14,510	15,682
4.500%, 8/1/37	18,026	19,501
4.500%, 4/1/38	149,576	161,816
4.500%, 2/1/39	619,995	670,733
4.500%, 3/1/39	668,726	723,451
4.500%, 4/1/39	386,870	418,530
4.500%, 5/1/39	7,334	7,934
4.500%, 6/1/39	59,715	64,602
4.500%, 7/1/39	528,151	571,742
5.000%, 12/1/39	146,416	160,371
4.500%, 1/1/40	55,575	60,053
2.766%, 12/1/40 (l)	11,382	11,841
4.500%, 3/1/41	68,366	73,748
4.500%, 5/1/41	6,606	7,147
4.500%, 7/1/41	5,161	5,567
4.500%, 9/1/42	232,939	251,929
4.500%, 11/1/42	88,303	95,530
4.000%, 1/1/45	1,000,000	1,053,633
4.000%, 2/1/45	513,331	541,183
3.500%, 4/1/45	$633,039	$649,779
3.000%, 5/1/45	157,707	157,072
3.000%, 8/1/45	1,337,887	1,332,505
4.000%, 1/1/46	1,526,784	1,605,807
3.500%, 3/1/46	3,999,602	4,102,873
4.000%, 3/1/46	551,001	579,519
4.000%, 4/1/46	71,669	75,379
3.500%, 7/1/46	775,000	795,132
3.500%, 9/1/46	3,292,672	3,377,690
4.000%, 10/1/46	2,167,270	2,289,759
4.000%, 11/1/46	1,061,759	1,124,179
3.500%, 1/25/47 TBA	29,000,000	29,725,000
4.500%, 1/25/47 TBA	9,509,000	10,222,175
3.000%, 1/25/47 TBA	28,000,000	27,838,126
3.000%, 2/25/47 TBA	10,000,000	9,926,953
3.500%, 2/25/47 TBA	23,000,000	23,539,962
4.000%, 2/25/47 TBA	25,000,000	26,246,095
4.500%, 2/25/47 TBA	5,000,000	5,368,945
GNMA
8.500%, 10/15/17	13	13
8.500%, 11/15/17	44	44
8.000%, 7/15/26	220	244
2.125%, 7/20/27 (l)	1,920	1,964
3.000%, 5/15/43	425,819	432,739
3.000%, 7/15/45	898,198	909,145
3.000%, 1/15/47 TBA	770,000	779,865
3.500%, 1/15/47 TBA	3,260,000	3,390,516
4.000%, 2/15/47 TBA	1,000,000	1,060,508

Total Mortgage-Backed Securities		172,703,865

Municipal Bonds (1.1%)
City of Chicago Taxable General Obligation Bonds,
Series 2008A 5.630%, 1/1/22	700,000	699,580
City of Chicago Taxable General Obligation Bonds,
Series 2015B 7.750%, 1/1/42	600,000	608,670
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011B 4.075%, 11/1/20	510,000	538,417
4.325%, 11/1/21	830,000	897,405
4.525%, 11/1/22	1,145,000	1,237,241
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds,
Series 2009B 4.718%, 4/1/19	445,000	475,692
County of Los Angeles Public Works Financing Authority, Revenue Bonds,
Series 2010-B 5.591%, 8/1/20	2,360,000	2,612,402
5.841%, 8/1/21	255,000	295,616
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010C 6.628%, 7/1/40	670,000	755,693

See Notes to Financial Statements.

1270

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Dallas Area Rapid Transit, Senior Lien, Revenue Bonds,
Series 2009B 6.249%, 12/1/34	$255,000	$279,121
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds,
Series 2010A-2 5.854%, 1/15/30	670,000	801,735
New York & New Jersey Port Authority, Consolidated Bonds, General Obligation Bonds,
Series 2010 5.647%, 11/1/40	315,000	379,424
Northern California Power Agency, Lodi Energy Center, Revenue Bonds,
Series 2010B 7.311%, 6/1/40	970,000	1,215,080
Regents of the University of California Medical Center, Revenue Bonds,
Series 2010H 5.235%, 5/15/22	955,000	1,091,145
5.435%, 5/15/23	1,260,000	1,452,540
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793%, 4/1/30	2,615,000	3,191,451
State of Illinois, Revenue Bonds,
Series 2009A 6.184%, 1/1/34	637,000	796,938
State of Texas Transportation Commission, Highway Fund First Tier, Revenue Bonds,
Series 2010B 5.028%, 4/1/26	805,000	927,754

Total Municipal Bonds		18,255,904

U.S. Government Agency Securities (29.0%)
FFCB
4.875%, 1/17/17	3,859,000	3,866,732
0.750%, 4/18/18	50,000,000	49,698,815
0.875%, 6/13/18	40,000,000	39,880,928
FHLB
4.875%, 5/17/17	1,790,000	1,818,115
0.875%, 5/24/17	26,925,000	26,929,580
5.250%, 6/5/17	1,773,000	1,806,939
1.000%, 6/9/17	1,815,000	1,817,110
1.000%, 6/21/17	11,785,000	11,799,754
2.250%, 9/8/17	245,000	247,393
0.625%, 10/26/17	22,560,000	22,516,197
5.000%, 11/17/17	23,045,000	23,875,374
1.125%, 4/25/18	9,405,000	9,402,502
4.750%, 6/8/18	150,000	157,922
1.875%, 3/8/19	3,440,000	3,479,946
5.375%, 5/15/19	215,000	234,984
1.625%, 6/14/19	525,000	527,748
4.125%, 12/13/19	50,000	53,707
4.125%, 3/13/20	1,819,000	1,963,906
4.625%, 9/11/20	1,025,000	1,129,297
3.625%, 3/12/21	50,000	53,443
5.625%, 6/11/21	150,000	173,266
FHLMC
5.000%, 2/16/17	2,112,000	2,123,583
1.000%, 3/8/17	8,236,000	8,242,120
5.000%, 4/18/17	$1,785,000	$1,808,079
1.250%, 5/12/17	2,430,000	2,434,740
1.000%, 6/29/17	1,810,000	1,812,484
1.000%, 7/25/17	350,000	350,354
1.000%, 7/28/17	2,980,000	2,983,817
5.500%, 8/23/17	1,730,000	1,781,309
5.125%, 11/17/17	2,315,000	2,400,530
0.750%, 1/12/18	393,000	391,779
0.875%, 3/7/18	5,136,000	5,120,485
4.875%, 6/13/18	3,664,000	3,861,736
3.750%, 3/27/19	2,777,000	2,923,331
1.750%, 5/30/19	2,592,000	2,615,903
2.000%, 7/30/19	64,000	64,895
1.250%, 8/1/19	5,480,000	5,461,009
1.250%, 10/2/19	9,647,000	9,595,753
1.375%, 5/1/20	30,198,000	29,983,253
2.375%, 1/13/22	19,204,000	19,510,680
Financing Corp.
10.700%, 10/6/17	380,000	408,268
9.400%, 2/8/18	70,000	76,490
9.650%, 11/2/18	140,000	161,425
8.600%, 9/26/19	30,000	35,717
FNMA
1.250%, 1/30/17	2,925,000	2,926,540
5.000%, 2/13/17	2,220,000	2,231,529
1.125%, 4/27/17	2,440,000	2,443,723
5.000%, 5/11/17	2,570,000	2,609,919
(Zero Coupon), 6/1/17	100,000	99,781
5.375%, 6/12/17	4,086,000	4,170,989
0.875%, 8/28/17	4,826,000	4,824,809
0.875%, 12/20/17	11,312,000	11,295,817
0.875%, 2/8/18	8,806,000	8,780,005
1.000%, 4/30/18	392,000	391,613
1.750%, 1/30/19	277,000	279,493
1.750%, 6/20/19	38,413,000	38,728,021
1.750%, 9/12/19	25,075,000	25,313,395
(Zero Coupon), 10/9/19	975,000	924,844
1.625%, 1/21/20	8,660,000	8,695,813
1.500%, 11/30/20	10,455,000	10,354,279
1.375%, 2/26/21	22,630,000	22,213,782
1.875%, 9/24/26	8,457,000	7,784,687
Resolution Funding Corp.
7/15/20 STRIPS	4,157,000	3,903,324
Tennessee Valley Authority
5.500%, 7/18/17	930,000	953,190
3.875%, 2/15/21	818,000	879,897
1.875%, 8/15/22	850,000	838,436

Total U.S. Government Agency Securities		466,225,284

U.S. Treasury Obligations (46.7%)
U.S. Treasury Bonds
9.125%, 5/15/18	200,000	221,803
9.000%, 11/15/18	200,000	228,881
8.875%, 2/15/19	700,000	812,889
8.125%, 8/15/19	200,000	234,541
8.500%, 2/15/20	3,002,000	3,639,456
8.750%, 5/15/20	200,000	246,705
7.875%, 2/15/21	798,000	989,598
8.125%, 5/15/21	355,000	447,792

See Notes to Financial Statements.

1271

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

8.000%, 11/15/21	$265,000	$339,309
2.000%, 1/15/26 TIPS	835,615	941,324
6.000%, 2/15/26	1,710,000	2,210,626
2.375%, 1/15/27 TIPS	2,071,302	2,426,437
1.750%, 1/15/28 TIPS	9,527,884	10,640,245
2.500%, 1/15/29 TIPS	3,958,629	4,776,372
3.875%, 4/15/29 TIPS	1,345,885	1,841,128
4.750%, 2/15/37	330,000	429,322
4.250%, 5/15/39	200,000	242,801
4.375%, 11/15/39	200,000	246,820
4.625%, 2/15/40	3,893,300	4,974,907
4.375%, 5/15/40	400,000	494,008
3.000%, 5/15/42	1,010,500	1,002,132
2.875%, 5/15/43	100,000	96,627
3.625%, 8/15/43	627,300	695,727
3.750%, 11/15/43	180,000	204,138
3.625%, 2/15/44	1,055,000	1,169,567
3.125%, 8/15/44	4,359,100	4,412,056
3.000%, 11/15/44	483,700	477,852
0.750%, 2/15/45 TIPS	2,463,672	2,319,004
3.000%, 5/15/45	638,000	629,539
2.875%, 8/15/45	1,725,000	1,660,009
1.000%, 2/15/46 TIPS	1,224,228	1,229,177
2.500%, 2/15/46	250,000	222,173
2.500%, 5/15/46	76,000	67,542
2.250%, 8/15/46	1,200,000	1,009,125
U.S. Treasury Notes
0.625%, 5/31/17	3,399,400	3,399,201
0.125%, 4/15/18 TIPS	741,415	748,019
3.875%, 5/15/18	350,000	363,641
1.375%, 2/28/19	1,000,000	1,002,607
1.500%, 3/31/19	4,628,000	4,651,095
0.125%, 4/15/19 TIPS	4,438,545	4,492,986
3.125%, 5/15/19	1,500,000	1,563,340
1.500%, 5/31/19	16,993,700	17,070,206
1.000%, 6/30/19	2,667,000	2,645,930
0.875%, 7/31/19	1,700,000	1,680,211
3.625%, 8/15/19	10,879,000	11,512,510
1.000%, 9/30/19	2,677,000	2,648,609
3.375%, 11/15/19	6,019,000	6,349,163
1.000%, 11/30/19	8,097,600	7,999,068
1.125%, 12/31/19	2,677,000	2,650,544
1.375%, 1/31/20	2,627,000	2,616,995
1.250%, 2/29/20	2,657,000	2,635,386
1.125%, 3/31/20	1,746,000	1,723,237
1.375%, 3/31/20	35,285,000	35,095,481
1.125%, 4/30/20	946,000	932,845
3.500%, 5/15/20	9,360,000	9,946,462
1.500%, 5/31/20	5,311,000	5,294,351
1.625%, 7/31/20	20,970,000	20,954,436
2.625%, 8/15/20	18,507,000	19,131,611
1.375%, 8/31/20	28,695,000	28,391,797
2.625%, 11/15/20	21,358,000	22,069,029
3.625%, 2/15/21	20,115,000	21,587,285
2.000%, 2/28/21	4,600,000	4,636,207
1.250%, 3/31/21	31,175,000	30,453,470
2.250%, 3/31/21#	6,300,000	6,413,941
3.125%, 5/15/21	8,723,000	9,188,880
1.375%, 5/31/21	7,686,000	7,534,156
2.125%, 8/15/21	17,221,000	17,382,278
1.125%, 9/30/21	9,862,000	9,512,592
2.125%, 9/30/21	12,000,000	12,104,883
1.250%, 10/31/21	14,750,200	14,303,517
2.000%, 11/15/21	3,135,000	3,143,113
1.875%, 11/30/21	9,662,600	9,635,329
2.000%, 2/15/22	5,086,000	5,093,649
1.750%, 5/15/22	14,883,000	14,665,568
1.625%, 8/15/22	47,974,800	46,796,515
1.625%, 11/15/22	11,372,800	11,069,377
2.000%, 2/15/23	6,260,000	6,208,954
1.750%, 5/15/23	12,875,600	12,541,639
2.500%, 8/15/23	16,810,000	17,110,578
2.750%, 11/15/23	10,350,000	10,691,934
2.750%, 2/15/24	21,731,000	22,450,416
2.500%, 5/15/24	47,996,000	48,727,190
0.125%, 7/15/24 TIPS	17,377,943	17,077,732
2.375%, 8/15/24	12,515,000	12,575,742
2.250%, 11/15/24	21,930,000	21,798,933
0.250%, 1/15/25 TIPS	2,145,259	2,109,959
2.000%, 2/15/25	21,155,000	20,593,070
2.125%, 5/15/25	30,428,000	29,836,081
0.375%, 7/15/25 TIPS	3,819,467	3,798,616
2.000%, 8/15/25	134,900	130,696
2.250%, 11/15/25	13,565,000	13,393,450
1.625%, 5/15/26	2,892,100	2,696,912
1.500%, 8/15/26	13,791,000	12,686,104
2.000%, 11/15/26	4,306,500	4,144,334

Total U.S. Treasury Obligations		751,241,492

Total Long-Term Debt Securities (106.1%) (Cost $1,712,745,411)		1,707,830,879

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*	2	19

Total Consumer Staples		19

Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	674

Total Financials		674

Total Common Stocks (0.0%) (Cost $–)		693

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.5%)
Bank of Nova Scotia (The)
1.35%, 3/17/17 (l)	$1,750,000	1,752,002
Barclays Bank plc
1.74%, 11/6/17 (l)	3,300,000	3,303,499
Cooperatieve Rabobank UA
1.35%, 2/24/17 (l)	1,733,000	1,734,556
Mizuho Bank Ltd.
1.65%, 12/12/17 (l)	1,300,000	1,303,549

Total Certificates of Deposit		8,093,606

See Notes to Financial Statements.

1272

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Commercial Paper (0.7%)
AutoNation, Inc.
1.30%, 1/9/17 (b)(n)(p)		$1,300,000	$1,299,578
Credit Suisse AG
1.24%, 7/3/17 (n)(p)		2,400,000	2,384,872
Hitachi Capital America Corp.
0.95%, 1/5/17 (n)(p)		1,200,000	1,199,842
Natixis SA
1.29%, 7/3/17 (n)(p)		2,200,000	2,185,622
NiSource Finance Corp.
0.87%, 1/12/17 (n)(p)		1,300,000	1,299,622
Plains All American Pipeline LP
1.46%, 1/18/17 (b)(n)(p)		1,200,000	1,199,122
Standard Chartered Bank
1.30%, 7/3/17 (n)(p)		800,000	794,704
Viacom, Inc.
1.29%, 2/3/17 (b)(n)(p)		900,000	898,909

Total Commercial Paper			11,262,271

Foreign Government Treasury Bills (0.5%)
Japanese Treasury Bills
(0.24)%, 1/30/17 (p)	JPY	920,000,000	7,873,193

	Number of Shares		Value (Note 1)
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares		14,442,217	14,446,549

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.3%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $200,011, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $204,000. (xx)		$200,000	200,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $86,813, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $88,542. (xx)		86,806	86,806
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $200,016, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $204,000. (xx)		$200,000	$200,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $600,070, collateralized by various Common Stocks; total market value $666,933. (xx)		600,000	600,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)		1,000,000	1,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $100,011, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $102,000. (xx)		100,000	100,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $799,216, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $815,155. (xx)		799,172	799,172
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $200,010, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $204,002. (xx)		200,000	200,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $200,017, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $204,103. (xx)		200,000	200,000

See Notes to Financial Statements.

1273

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $300,019, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	$300,000	$300,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $102,006. (xx)	100,000	100,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $100,007, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $102,007. (xx)	100,000	100,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $102,000. (xx)	100,000	100,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $100,005, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		4,085,978

U.S. Government Agency Securities (0.1%)
FHLB
0.38%, 1/27/17 (o)(p)	1,100,000	1,099,683
0.39%, 2/1/17 (o)(p)	400,000	399,860
0.39%, 2/3/17 (o)(p)	900,000	899,665
0.46%, 2/28/17 (o)(p)	100,000	99,924
FHLMC
0.40%, 2/7/17 (o)(p)	100,000	99,958

Total U.S. Government Agency Securities		$2,599,090

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills
0.38%, 2/2/17 (p)(w)	563,000	562,803
0.45%, 2/23/17 (p)(w)	821,000	820,448

Total U.S. Treasury Obligations		1,383,251

Total Short-Term Investments (3.1%) (Cost $50,706,929)		49,743,938

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
10 Year U.S. Treasury Notes
March 2017 @ $94.00*	80	560
5 Year U.S. Treasury Notes
March 2017 @ $90.00*	246	—
March 2017 @ $92.00*	34	—
March 2017 @ $93.00*	25	—
March 2017 @ $93.50*	97	—
Euro-Bund
February 2017 @ EUR 144.50*	16	168

Total Options Purchased (0.0%) (Cost $4,308)		728

Total Investments (109.2%) (Cost $1,763,456,648)		1,757,576,238
Other Assets Less Liabilities (-9.2%)		(147,812,972)

Net Assets (100%)		$1,609,763,266

*	Non-income producing.
†	Security (totaling $492,114 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $93,325,379 or 5.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $523,296.

See Notes to Financial Statements.

1274

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $12,883,666 or 0.8% of net assets.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $11,534,178 or 0.7% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $1,081,356.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $3,926,205. This was secured by cash collateral of $4,085,978 which was subsequently invested in joint repurchase agreements with a total value of $4,085,978, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

Glossary:

ARM	—	Adjustable Rate Mortgage
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
JPY	—	Japanese Yen
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
10 Year Japanese Government Bond	9	March-17	$11,578,239	$11,569,283	$(8,956)
10 Year U.S. Treasury Notes	148	March-17	18,363,630	18,393,625	29,995
2 Year U.S. Treasury Notes	67	March-17	14,522,568	14,518,063	(4,505)
5 Year U.S. Treasury Notes	593	March-17	69,936,388	69,774,789	(161,599)
Euro-Bund	133	March-17	22,646,346	22,981,402	335,056
U.S. Ultra Bond	36	March-17	5,813,913	5,769,000	(44,913)

					$145,078

Sales
10 Year Canadian Bond	32	March-17	$3,315,425	$3,277,816	$37,609
10 Year Japanese Government Bond	6	March-17	7,713,054	7,712,856	198
10 Year U.S. Treasury Notes	14	March-17	1,736,760	1,739,937	(3,177)
90 Day Euro Euribor	32	December-17	8,442,643	8,443,516	(873)
90 Day Euro Euribor	28	March-18	7,385,843	7,386,603	(760)
90 Day Eurodollar	101	March-17	24,842,526	24,987,400	(144,874)
90 Day Eurodollar	64	September-17	15,698,312	15,783,200	(84,888)
90 Day Eurodollar	198	December-17	48,809,633	48,747,600	62,033
Euro-OAT	159	March-17	25,131,231	25,410,318	(279,087)
Long Gilt	72	March-17	10,969,529	11,165,248	(195,719)
U.S. Long Bond	38	March-17	5,712,828	5,724,937	(12,109)

					$(621,647)

					$(476,569)

See Notes to Financial Statements.

1275

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	10,505	$3,227,759	$3,066,908	$160,851
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	12,904	3,964,622	3,928,053	36,569
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	2,422	744,206	718,000	26,206
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Deutsche Bank AG	2,422	737,530	716,395	21,135
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Deutsche Bank AG	10,505	3,198,802	3,063,822	134,980
British Pound vs. U.S. Dollar, expiring 1/6/17	Bank of America	959	1,181,961	1,187,577	(5,616)
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	873	1,075,966	1,088,222	(12,256)
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	810	998,319	1,009,143	(10,824)
Danish Krone vs. U.S. Dollar, expiring 4/3/17	JPMorgan Chase Bank	67	9,555	10,202	(647)
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	5,365	5,648,310	5,579,600	68,710
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	48,000	411,602	437,305	(25,703)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	230,200	1,973,974	2,025,195	(51,221)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	38,200	327,566	338,139	(10,573)
Korean Won vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	766,598	634,707	642,958	(8,251)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	466,078	385,890	397,000	(11,110)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	821,814	680,423	699,000	(18,577)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	1,407,806	1,165,596	1,196,778	(31,182)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	998,322	826,563	846,000	(19,437)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	492,374	407,662	431,000	(23,338)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	410,536	339,904	347,000	(7,096)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	1,897,709	1,571,212	1,615,000	(43,788)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	258,786	214,262	219,000	(4,738)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	502,382	415,948	428,000	(12,052)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	1,157,563	958,407	1,013,273	(54,866)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	297,310	246,158	260,000	(13,842)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	506,349	419,233	444,525	(25,292)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	Bank of America	3,034	675,909	695,000	(19,091)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,188	264,800	265,171	(371)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	649	144,628	149,000	(4,372)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Bank of America	49,010	2,350,419	2,611,780	(261,361)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	33,557	1,609,325	1,642,134	(32,809)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	20,356	976,232	1,055,612	(79,380)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	32,400	1,553,838	1,564,330	(10,492)
New Zealand Dollar vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	1,043	723,586	728,187	(4,601)
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Bank of America	44,875	724,013	687,000	37,013
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	JPMorgan Chase Bank	64,117	1,034,467	967,549	66,918
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,456	1,005,653	1,034,000	(28,347)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	4,588	3,167,641	3,174,448	(6,807)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	685	472,966	483,634	(10,668)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	484	334,183	339,569	(5,386)
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	Bank of America	314	309,237	312,241	(3,004)
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	Bank of America	1,030	1,014,379	1,027,515	(13,136)
Taiwan Dollar vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	35,245	1,093,796	1,099,000	(5,204)

					$(323,056)

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	828	$608,894	$597,491	$11,403
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	2,422	722,819	744,206	(21,387)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	10,505	3,090,729	3,227,759	(137,030)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	9,615	2,853,000	2,954,157	(101,157)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	815	244,000	250,402	(6,402)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	2,474	738,000	760,063	(22,063)
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Bank of America	12,904	3,893,797	3,929,055	(35,258)
British Pound vs. U.S. Dollar, expiring 1/6/17	Bank of America	3,960	5,014,976	4,880,672	134,304
British Pound vs. U.S. Dollar, expiring 1/6/17	Bank of America	1,343	1,695,397	1,655,238	40,159
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	59	74,930	72,717	2,213
Canadian Dollar vs. U.S. Dollar, expiring 2/3/17	JPMorgan Chase Bank	93	69,683	69,169	514
Danish Krone vs. U.S. Dollar, expiring 4/3/17	Bank of America	54,708	8,608,925	7,785,316	823,609
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	730	777,324	768,549	8,775
European Union Euro vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	4,635	4,943,730	4,879,761	63,969
European Union Euro vs. U.S. Dollar, expiring 1/25/17	JPMorgan Chase Bank	207	220,695	217,843	2,852
European Union Euro vs. U.S. Dollar, expiring 1/25/17	JPMorgan Chase Bank	453	493,999	476,918	17,081
European Union Euro vs. U.S. Dollar, expiring 1/25/17	JPMorgan Chase Bank	103	107,860	108,580	(720)
European Union Euro vs. U.S. Dollar, expiring 2/2/17	Bank of America	5,365	5,587,380	5,656,525	(69,145)
Japanese Yen vs. U.S. Dollar, expiring 1/23/17	Citibank NA	336,617	3,069,843	2,883,686	186,157
Japanese Yen vs. U.S. Dollar, expiring 2/9/17	Bank of America	1,097,920	9,684,950	9,412,945	272,005
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	57,800	545,543	495,637	49,906
Korean Won vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	766,598	659,000	634,707	24,293
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,091,598	931,000	903,790	27,210
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	1,082,973	934,000	896,650	37,350
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	409,292	358,180	338,874	19,306
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	1,094,215	932,000	905,957	26,043
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	786,172	673,000	650,912	22,088
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	9,598,038	8,543,741	7,946,715	597,026
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	482,392	404,000	399,398	4,602
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	684,471	573,000	566,709	6,291
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	636,589	559,000	527,065	31,935
Korean Won vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	766,598	643,389	634,772	8,617
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	4,871	1,156,997	1,085,337	71,660
Malaysian Ringgit vs. U.S. Dollar, expiring 3/17/17	Bank of America	1,188	264,404	264,316	88
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Bank of America	70,453	3,671,722	3,378,782	292,940
New Zealand Dollar vs. U.S. Dollar, expiring 2/14/17	Bank of America	1,129	802,677	783,248	19,429
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Deutsche Bank AG	106,871	1,660,000	1,724,258	(64,258)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,652	1,165,000	1,140,944	24,056
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	2,824	2,019,598	1,949,631	69,967
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,107	766,940	764,342	2,598
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	658	455,698	454,324	1,374

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	295	$212,224	$203,761	$8,463
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	677	467,042	467,443	(401)
Singapore Dollar vs. U.S. Dollar, expiring 3/17/17	Bank of America	4,588	3,173,460	3,166,812	6,648
Singapore Dollar vs. U.S. Dollar, expiring 3/17/17	JPMorgan Chase Bank	1,857	1,281,905	1,281,852	53
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	Deutsche Bank AG	128	125,388	126,059	(671)
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	1,152	1,136,072	1,134,529	1,543
Taiwan Dollar vs. U.S. Dollar, expiring 1/9/17	Bank of America	35,244	1,099,000	1,093,762	5,238
Taiwan Dollar vs. U.S. Dollar, expiring 2/3/17	Bank of America	26,115	808,000	811,389	(3,389)
Taiwan Dollar vs. U.S. Dollar, expiring 3/1/17	Bank of America	20,495	644,000	637,561	6,439
Taiwan Dollar vs. U.S. Dollar, expiring 3/1/17	JPMorgan Chase Bank	29,061	910,000	904,015	5,985
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Bank of America	104,307	3,319,559	3,247,723	71,836
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Deutsche Bank AG	19,712	624,000	613,761	10,239
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	44,358	1,387,000	1,381,148	5,852
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	21,687	678,000	675,246	2,754
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	35,247	1,099,000	1,097,460	1,540
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	11,424	360,000	355,704	4,296

					$2,568,825

					$2,245,769

Options Written:

Options written for the year ended December 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2016	—	$—
Options Written	1,609	544,988
Options Terminated in Closing Purchase Transactions	(1,128)	(377,648)
Options Expired	(481)	(167,340)
Options Exercised	—	—

Options Outstanding – December 31, 2016	—	$—

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$46,682,406	$—	$46,682,406
Collateralized Mortgage Obligations	—	38,039,989	—	38,039,989
Commercial Mortgage-Backed Securities	—	38,381,880	—	38,381,880
Common Stocks
Consumer Staples	19	—	—	19
Financials	674	—	—	674
Corporate Bonds
Consumer Discretionary	—	12,682,532	—	12,682,532
Consumer Staples	—	4,485,524	—	4,485,524
Energy	—	12,216,106	—	12,216,106
Financials	—	84,694,660	492,114	85,186,774
Health Care	—	5,670,794	—	5,670,794
Industrials	—	2,771,871	—	2,771,871
Information Technology	—	5,305,789	—	5,305,789
Materials	—	2,156,146	—	2,156,146
Real Estate	—	5,515,761	—	5,515,761
Telecommunication Services	—	6,314,840	—	6,314,840
Utilities	—	5,750,343	—	5,750,343
Foreign Government Securities	—	24,405,592	—	24,405,592
Forward Currency Contracts	—	3,583,088	—	3,583,088
Futures	464,891	—	—	464,891
Loan Participations
Financials	—	3,019,500	—	3,019,500
Information Technology	—	818,487	—	818,487
Mortgage-Backed Securities	—	172,703,865	—	172,703,865
Municipal Bonds	—	18,255,904	—	18,255,904
Options Purchased
Put Options Purchased	728	—	—	728
Short-Term Investments
Certificates of Deposit	—	8,093,606	—	8,093,606
Commercial Papers	—	11,262,271	—	11,262,271
Foreign Government Treasury Bills	—	7,873,193	—	7,873,193
Investment Companies	14,446,549	—	—	14,446,549
Repurchase Agreements	—	4,085,978	—	4,085,978
U.S. Government Agency Securities	—	2,599,090	—	2,599,090
U.S. Treasury Obligations	—	1,383,251	—	1,383,251
U.S. Government Agency Securities	—	466,225,284	—	466,225,284
U.S. Treasury Obligations	—	751,241,492	—	751,241,492

Total Assets	$14,912,861	$1,746,219,242	$492,114	$1,761,624,217

Liabilities:
Forward Currency Contracts	$—	$(1,337,319)	$—	$(1,337,319)
Futures	(941,460)	—	—	(941,460)

Total Liabilities	$(941,460)	$(1,337,319)	$—	$(2,278,779)

Total	$13,971,401	$1,744,881,923	$492,114	$1,759,345,438

(a)	Securities with a market value of $513,274 transferred from Level 3 to Level 2 at the end of the year due to active trading.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$465,619	*
Foreign exchange contracts	Receivables	3,583,088

Total		$4,048,707

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(941,460	)*
Foreign exchange contracts	Payables	(1,337,319)

Total		$(2,278,779)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$506,474	$(4,825,863)	$—	$(4,319,389)
Foreign exchange contracts	—	—	(630,818)	(630,818)

Total	$506,474	$(4,825,863)	$(630,818)	$(4,950,207)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(3,580)	$243,633	$—	$240,053
Foreign exchange contracts	—	—	2,438,085	2,438,085

Total	$(3,580)	$243,633	$2,438,085	$2,678,138

^ The Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $118,061,000, futures contracts with an average notional balance of approximately $406,059,000, during the year ended December 31, 2016, and option contracts with an average notional balance of approximately $29,000 for ten months during year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$2,134,650	$(475,212)	$(1,530,000)	$129,438
Citibank NA	186,157	—	—	186,157
Deutsche Bank AG	213,541	(213,541)	—	—
JPMorgan Chase Bank	1,048,740	(469,915)	(578,825)	—

Total	$3,583,088	$(1,158,668)	$(2,108,825)	$315,595

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$475,212	$(475,212)	$—	$—
Deutsche Bank AG	392,192	(213,541)	—	178,651
JPMorgan Chase Bank	469,915	(469,915)	—	—

Total	$1,337,319	$(1,158,668)	$—	$178,651

*	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $121,433.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

The average amount of Sale-buyback borrowings while outstanding for 333 days during the year ended December 31, 2016, was approximately $16,363,000 at a weighted average interest rate of 0.59%.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,044,602,416
Long-term U.S. Treasury securities	240,814,818

$2,285,417,234

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,981,229,027
Long-term U.S. Treasury securities	356,414,172

$2,337,643,199

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,048,010
Aggregate gross unrealized depreciation	(20,903,436)

Net unrealized depreciation	$(7,855,426)

Federal income tax cost of investments	$1,765,431,664

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $1,759,370,670)	$1,753,490,260
Repurchase Agreements (Cost $4,085,978)	4,085,978
Cash	214,546
Foreign cash (Cost $5,447,646)	5,164,952
Cash held as collateral at broker	1,230,448
Receivable for forward commitments	72,849,688
Receivable for securities sold	23,970,423
Dividends, interest and other receivables	8,166,305
Unrealized appreciation on forward foreign currency contracts	3,583,088
Due from Custodian	1,199,031
Due from broker for futures variation margin	238,491
Receivable from Separate Accounts for Trust shares sold	74,469
Securities lending income receivable	2,105
Other assets	6,147

Total assets	1,874,275,931

LIABILITIES
Payable for forward commitments	220,565,609
Payable for securities purchased	33,981,616
Payable for return of collateral on securities loaned	4,085,978
Payable for return of cash collateral on forward contracts	2,130,000
Unrealized depreciation on forward foreign currency contracts	1,337,319
Payable to Separate Accounts for Trust shares redeemed	1,220,000
Investment management fees payable	556,492
Distribution fees payable – Class IB	240,409
Administrative fees payable	170,257
Distribution fees payable – Class IA	30,530
Trustees’ fees payable	4,212
Accrued expenses	190,243

Total liabilities	264,512,665

NET ASSETS	$1,609,763,266

Net assets were comprised of:
Paid in capital	$1,745,480,345
Accumulated undistributed net investment income (loss)	1,259,979
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(132,565,835)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,411,223)

Net assets	$1,609,763,266

Class IA
Net asset value, offering and redemption price per share, $143,640,342 / 16,972,333 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.46

Class IB
Net asset value, offering and redemption price per share, $1,137,174,412 / 134,890,500 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.43

Class K
Net asset value, offering and redemption price per share, $328,948,512 / 38,884,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.46

(x)	Includes value of securities on loan of $3,926,205.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest (net of $387 foreign withholding tax)	$31,531,678
Dividends	102,788
Securities lending (net)	13,492

Total income	31,647,958

EXPENSES
Investment management fees	6,833,897
Distribution fees – Class IB	3,055,602
Administrative fees	2,142,832
Distribution fees – Class IA	377,698
Custodian fees	160,350
Printing and mailing expenses	114,234
Professional fees	96,505
Interest expense	81,150
Trustees’ fees	39,207
Miscellaneous	79,387

Total expenses	12,980,862

NET INVESTMENT INCOME (LOSS)	18,667,096

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	6,673,948
Net distributions of realized gain received from underlying funds	95
Futures	(4,825,863)
Foreign currency transactions	65,926
Options written	506,542

Net realized gain (loss)	2,420,648

Change in unrealized appreciation (depreciation) on:
Investments	(464,158)
Futures	243,633
Foreign currency translations	2,046,411

Net change in unrealized appreciation (depreciation)	1,825,886

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,246,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,913,630

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,667,096	$16,024,586
Net realized gain (loss) on investments, securities sold short, options written, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	2,420,648	7,981,267
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	1,825,886	(19,197,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,913,630	4,808,586

DIVIDENDS:
Dividends from net investment income
Class IA	(1,709,993)	(1,698,471)
Class IB	(13,448,362)	(14,144,063)
Class K	(4,710,228)	(4,096,143)

TOTAL DIVIDENDS:	(19,868,583)	(19,938,677)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,002,343 and 886,932 shares, respectively ]	8,706,522	7,622,425
Capital shares issued in reinvestment of dividends [ 203,656 and 199,840 shares, respectively ]	1,709,993	1,698,471
Capital shares repurchased [ (2,292,692) and (2,494,333) shares, respectively ]	(19,848,268)	(21,444,658)

Total Class IA transactions	(9,431,753)	(12,123,762)

Class IB
Capital shares sold [ 8,126,900 and 9,283,329 shares, respectively ]	70,014,966	79,633,609
Capital shares issued in reinvestment of dividends [ 1,607,888 and 1,670,637 shares, respectively ]	13,448,362	14,144,063
Capital shares repurchased [ (25,444,585) and (28,365,274) shares, respectively ]	(219,234,612)	(243,014,741)

Total Class IB transactions	(135,771,284)	(149,237,069)

Class K
Capital shares sold [ 5,718,153 and 17,557,055 shares, respectively ]	49,227,238	151,089,811
Capital shares issued in reinvestment of dividends [ 561,314 and 482,318 shares, respectively ]	4,710,228	4,096,143
Capital shares repurchased [ (3,685,607) and (771,163) shares, respectively ]	(31,942,744)	(6,634,332)

Total Class K transactions	21,994,722	148,551,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(123,208,315)	(12,809,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,163,268)	(27,939,300)
NET ASSETS:
Beginning of year	1,729,926,534	1,757,865,834

End of year (a)	$1,609,763,266	$1,729,926,534

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,259,979	$343,479

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.47	$8.54	$8.38	$8.61	$8.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07 (x)	0.07	0.05	0.04	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	— #	(0.05)	0.18	(0.25)	0.18

Total from investment operations	0.09	0.02	0.25	(0.20)	0.22

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.03)	(0.05)

Net asset value, end of year	$8.46	$8.47	$8.54	$8.38	$8.61

Total return	1.09%	0.28%	2.95%	(2.31)%	2.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$143,640	$152,879	$166,246	$177,633	$204,780
Ratio of expenses to average net assets:
After waivers (f)	0.81%	0.81%	0.85%	0.85%	0.63	%(j)
Before waivers (f)	0.81%	0.81%	0.85%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.04%	0.87%	0.84%	0.62%	0.48	%(x)
Before waivers (f)	1.04%	0.87%	0.84%	0.62%	0.28	%(x)
Portfolio turnover rate^	129%	120%	136%	125%	106%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.43	$8.51	$8.35	$8.58	$8.41

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07 (x)	0.07	0.06	0.04	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.01	(0.06)	0.18	(0.26)	0.18

Total from investment operations	0.10	0.01	0.25	(0.20)	0.22

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.03)	(0.05)

Net asset value, end of year	$8.43	$8.43	$8.51	$8.35	$8.58

Total return	1.20%	0.16%	2.96%	(2.32)%	2.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,137,174	$1,269,949	$1,429,243	$1,609,561	$607,734
Ratio of expenses to average net assets:
After waivers (f)	0.81%	0.81%	0.85%	0.85%	0.63	%(j)
Before waivers (f)	0.81%	0.81%	0.85%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.04%	0.87%	0.84%	0.67%	0.48	%(x)
Before waivers (f)	1.04%	0.87%	0.84%	0.67%	0.27	%(x)
Portfolio turnover rate^	129%	120%	136%	125%	106%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		April 21, 2014* to December 31, 2014
Class K	2016	2015
Net asset value, beginning of period	$8.46	$8.54	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10 (x)	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.01	(0.06)	0.11

Total from investment operations	0.12	0.04	0.18

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.11)

Net asset value, end of period	$8.46	$8.46	$8.54

Total return (b)	1.46%	0.42%	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$328,949	$307,098	$162,377
Ratio of expenses to average net assets:
After waivers (a)(f)	0.56%	0.55%	0.56%
Before waivers (a)(f)	0.56%	0.55%	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.30%	1.15%	1.09	%(l)
Before waivers (a)(f)	1.30%	1.15%	1.09	%(l)
Portfolio turnover rate^	129%	120%	136%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1285

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	20.63%	13.89%	6.69%
Portfolio – Class IB Shares	20.51	13.88	6.55
Portfolio – Class K Shares*	20.83	14.16	15.35
Russell 2000® Index	21.31	14.46	7.07
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.51% for the year ended December 31, 2016. The Portfolio’s benchmark, the
Russell 2000® Index, returned 21.31% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2016 were financials, industrials, consumer discretionary, information technology and energy.

•

The top five stocks that provided the most positive impact for the year ending December 31, 2016 were Advanced Micro Devices, Inc., Webster Financial Corp., Microsemi Corp., Bank of the Ozarks, Inc. and AK Steel Holding Corp.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2016 were health care, telecommunication services, consumer staples, utilities and real estate.

•

The five stocks that provided the most negative impact to performance for the year ending December 31, 2016 were Sarepta Therapeutics Inc., Opthotech Corp., Puma Biotechnology Inc., Cempra Inc. and Gopro Inc.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	19.6%
Information Technology	16.7
Industrials	14.4
Consumer Discretionary	12.4
Health Care	12.0
Real Estate	7.8
Repurchase Agreements	7.6
Materials	4.8
Energy	3.7
Utilities	3.6
Consumer Staples	2.9
Investment Company	1.0
Telecommunication Services	0.7
Cash and Other	(7.2)

100.0%

1286

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,184.06	$3.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.21
Class IB
Actual	1,000.00	1,182.85	3.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.21
Class K
Actual	1,000.00	1,184.85	2.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.21	1.94

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (1.2%)
American Axle & Manufacturing Holdings, Inc.*	45,575	$879,598
Cooper Tire & Rubber Co.	33,322	1,294,560
Cooper-Standard Holdings, Inc.*	7,900	816,702
Dana, Inc.	99,465	1,887,845
Dorman Products, Inc.*	17,700	1,293,162
Drew Industries, Inc.	13,370	1,440,618
Federal-Mogul Holdings Corp. (x)*	23,100	238,161
Fox Factory Holding Corp.*	8,700	241,425
Gentherm, Inc.*	22,600	765,010
Horizon Global Corp.*	11,560	277,440
Metaldyne Performance Group, Inc.	9,600	220,320
Modine Manufacturing Co.*	32,900	490,210
Motorcar Parts of America, Inc.*	10,300	277,276
Spartan Motors, Inc.	2,700	24,975
Standard Motor Products, Inc.	12,800	681,216
Stoneridge, Inc.*	9,600	169,824
Strattec Security Corp.	100	4,030
Superior Industries International, Inc.	13,100	345,185
Tenneco, Inc.*	32,197	2,011,346
Tower International, Inc.	7,800	221,130
Workhorse Group, Inc. (x)*	600	4,236

		13,584,269

Automobiles (0.1%)
Winnebago Industries, Inc.	17,346	549,001

Distributors (0.1%)
Core-Mark Holding Co., Inc.	25,600	1,102,592
Weyco Group, Inc.	200	6,260

		1,108,852

Diversified Consumer Services (1.1%)
American Public Education, Inc.*	12,607	309,502
Apollo Education Group, Inc.*	53,300	527,670
Ascent Capital Group, Inc., Class A*	8,731	141,966
Bridgepoint Education, Inc.*	1,500	15,195
Bright Horizons Family Solutions, Inc.*	24,790	1,735,796
Capella Education Co.	7,045	618,551
Career Education Corp.*	38,600	389,474
Carriage Services, Inc.	2,800	80,192
Chegg, Inc. (x)*	38,400	283,392
Collectors Universe, Inc.	200	4,246
DeVry Education Group, Inc.	36,000	1,123,200
Grand Canyon Education, Inc.*	30,748	1,797,221
Houghton Mifflin Harcourt Co.*	77,300	838,705
K12, Inc.*	20,284	348,073
LifeLock, Inc.*	53,300	1,274,936
Regis Corp.*	29,052	421,835
Sotheby’s*	35,102	1,399,166

Strayer Education, Inc.*	6,500	$524,095
Weight Watchers International, Inc. (x)*	17,900	204,955

		12,038,170

Hotels, Restaurants & Leisure (3.1%)
Belmond Ltd., Class A*	71,509	954,645
Biglari Holdings, Inc.*	891	421,621
BJ’s Restaurants, Inc.*	11,034	433,636
Bloomin’ Brands, Inc.	70,000	1,262,100
Bob Evans Farms, Inc.	14,890	792,297
Bojangles’, Inc.*	6,600	123,090
Boyd Gaming Corp.*	46,700	941,939
Buffalo Wild Wings, Inc.*	11,300	1,744,720
Caesars Acquisition Co., Class A*	22,600	305,100
Caesars Entertainment Corp. (x)*	22,200	188,700
Carrols Restaurant Group, Inc.*	16,500	251,625
Cheesecake Factory, Inc. (The)	25,721	1,540,173
Churchill Downs, Inc.	7,093	1,067,142
Chuy’s Holdings, Inc.*	11,000	356,950
ClubCorp Holdings, Inc.	36,400	522,340
Cracker Barrel Old Country Store, Inc. (x)	10,623	1,773,829
Dave & Buster’s Entertainment, Inc.*	21,400	1,204,820
Del Frisco’s Restaurant Group, Inc.*	11,400	193,800
Del Taco Restaurants, Inc.*	14,300	201,916
Denny’s Corp.*	47,600	610,708
DineEquity, Inc.	11,281	868,637
El Pollo Loco Holdings, Inc. (x)*	12,700	156,210
Eldorado Resorts, Inc. (x)*	13,700	232,215
Empire Resorts, Inc.*	1,200	27,300
Fiesta Restaurant Group, Inc.*	15,400	459,690
Fogo De Chao, Inc.*	2,100	30,135
Golden Entertainment, Inc.	600	7,266
Habit Restaurants, Inc. (The), Class A*	9,400	162,150
ILG, Inc.	65,336	1,187,155
International Speedway Corp., Class A	21,600	794,880
Intrawest Resorts Holdings, Inc.*	6,900	123,165
Isle of Capri Casinos, Inc.*	12,700	313,563
J Alexander’s Holdings, Inc.*	8,606	92,515
Jack in the Box, Inc.	21,139	2,359,959
Jamba, Inc. (x)*	800	8,240
La Quinta Holdings, Inc.*	52,900	751,709
Lindblad Expeditions Holdings, Inc.*	5,000	47,250
Marcus Corp. (The)	10,400	327,600
Marriott Vacations Worldwide Corp.	14,600	1,238,810
Monarch Casino & Resort, Inc.*	1,800	46,404
Nathan’s Famous, Inc.*	300	19,470
Noodles & Co.*	3,500	14,350
Papa John’s International, Inc.	19,342	1,655,288

See Notes to Financial Statements.

1288

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Penn National Gaming, Inc.*	45,300	$624,687
Pinnacle Entertainment, Inc.*	39,500	572,750
Planet Fitness, Inc., Class A	8,300	166,830
Popeyes Louisiana Kitchen, Inc.*	13,600	822,528
Potbelly Corp.*	4,700	60,630
Red Robin Gourmet Burgers, Inc.*	8,200	462,480
Red Rock Resorts, Inc., Class A	17,000	394,230
Ruby Tuesday, Inc.*	24,600	79,458
Ruth’s Hospitality Group, Inc.	15,900	290,970
Scientific Games Corp., Class A*	31,300	438,200
SeaWorld Entertainment, Inc. (x)	38,600	730,698
Shake Shack, Inc., Class A (x)*	9,000	322,110
Sonic Corp.	27,538	730,032
Speedway Motorsports, Inc.	11,100	240,537
Texas Roadhouse, Inc.	39,618	1,911,172
Wingstop, Inc.	9,300	275,187
Zoe’s Kitchen, Inc. (x)*	10,900	261,491

		34,199,102

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	500	15,200
Beazer Homes USA, Inc.*	22,500	299,250
Cavco Industries, Inc.*	4,000	399,400
Century Communities, Inc.*	2,800	58,800
CSS Industries, Inc.	200	5,414
Ethan Allen Interiors, Inc.	21,554	794,265
Flexsteel Industries, Inc.	200	12,334
GoPro, Inc., Class A (x)*	57,100	497,341
Green Brick Partners, Inc.*	3,300	33,165
Helen of Troy Ltd.*	16,498	1,393,257
Hooker Furniture Corp.	1,100	41,745
Hovnanian Enterprises, Inc., Class A*	20,000	54,600
Installed Building Products, Inc.*	11,100	458,430
iRobot Corp.*	15,900	929,355
KB Home (x)	56,500	893,265
La-Z-Boy, Inc.	34,709	1,077,714
LGI Homes, Inc. (x)*	7,100	203,983
Libbey, Inc.	10,600	206,276
Lifetime Brands, Inc.	500	8,875
M.D.C. Holdings, Inc.	28,875	740,933
M/I Homes, Inc.*	12,300	309,714
Meritage Homes Corp.*	24,439	850,477
NACCO Industries, Inc., Class A	2,600	235,430
New Home Co., Inc. (The)*	500	5,855
Taylor Morrison Home Corp., Class A*	18,400	354,384
TopBuild Corp.*	21,800	776,080
TRI Pointe Group, Inc.*	85,601	982,699
Universal Electronics, Inc.*	9,800	632,590
WCI Communities, Inc.*	12,400	290,780
William Lyon Homes, Class A*	11,900	226,457

		12,788,068

Internet & Direct Marketing Retail (0.5%)
1-800-Flowers.com, Inc., Class A*	16,700	$178,690
Blue Nile, Inc.	5,900	239,717
Duluth Holdings, Inc., Class B (x)*	8,200	208,280
Etsy, Inc.*	59,400	699,732
FTD Cos., Inc.*	11,454	273,063
Gaia, Inc.*	1,100	9,515
HSN, Inc.	18,068	619,732
Lands’ End, Inc. (x)*	9,500	143,925
Liberty TripAdvisor Holdings, Inc., Class A*	42,200	635,110
Nutrisystem, Inc.	16,600	575,190
Overstock.com, Inc.*	3,400	59,500
PetMed Express, Inc. (x)	5,500	126,885
Shutterfly, Inc.*	19,497	978,360
Wayfair, Inc., Class A (x)*	17,800	623,890

		5,371,589

Leisure Products (0.2%)
Arctic Cat, Inc. (x)	6,300	94,626
Callaway Golf Co.	52,763	578,282
JAKKS Pacific, Inc. (x)*	2,500	12,875
Johnson Outdoors, Inc., Class A	400	15,876
Malibu Boats, Inc., Class A*	800	15,264
Marine Products Corp.	300	4,161
MCBC Holdings, Inc.	1,500	21,870
Nautilus, Inc.*	18,300	338,550
Smith & Wesson Holding Corp. (x)*	29,835	628,922
Sturm Ruger & Co., Inc. (x)	14,400	758,880

		2,469,306

Media (1.5%)
AMC Entertainment Holdings, Inc., Class A (x)	18,241	613,810
Central European Media Enterprises Ltd., Class A (x)*	4,300	10,965
Daily Journal Corp.*	100	24,180
Entercom Communications Corp., Class A	4,600	70,380
Entravision Communications Corp., Class A	32,600	228,200
Eros International plc (x)*	16,000	208,800
EW Scripps Co. (The), Class A*	34,312	663,251
Gannett Co., Inc.	66,500	645,715
Global Eagle Entertainment, Inc.*	23,200	149,872
Gray Television, Inc.*	35,600	386,260
Hemisphere Media Group, Inc.*	3,900	43,680
IMAX Corp.*	34,100	1,070,740
Liberty Media Corp-Liberty Braves, Class A*	6,900	141,381
Liberty Media Corp-Liberty Braves, Class C*	12,900	265,611
Liberty Media Corp-Liberty Media, Class A*	10,000	313,500

See Notes to Financial Statements.

1289

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Liberty Media Corp-Liberty Media, Class C*	26,100	$817,713
Loral Space & Communications, Inc.*	10,096	414,441
MDC Partners, Inc., Class A	22,200	145,410
Media General, Inc.*	61,700	1,161,811
Meredith Corp.	20,700	1,224,405
MSG Networks, Inc., Class A*	33,700	724,550
National CineMedia, Inc.	38,023	560,079
New Media Investment Group, Inc.	25,900	414,141
New York Times Co. (The), Class A	80,000	1,064,000
Nexstar Broadcasting Group, Inc., Class A (x)	19,900	1,259,670
Reading International, Inc., Class A*	300	4,980
Saga Communications, Inc., Class A	100	5,030
Salem Media Group, Inc.	700	4,375
Scholastic Corp.	14,860	705,701
Sinclair Broadcast Group, Inc., Class A	36,800	1,227,280
Time, Inc.	63,600	1,135,260
Townsquare Media, Inc., Class A*	500	5,205
tronc, Inc. (x)	8,500	117,895
World Wrestling Entertainment, Inc., Class A (x)	20,400	375,360

		16,203,651

Multiline Retail (0.3%)
Big Lots, Inc. (x)	30,400	1,526,384
Fred’s, Inc., Class A (x)	35,015	649,878
Ollie’s Bargain Outlet Holdings, Inc.*	11,900	338,555
Sears Holdings Corp. (x)*	15,800	146,782
Tuesday Morning Corp.*	29,000	156,600

		2,818,199

Specialty Retail (2.4%)
Aaron’s, Inc.	37,200	1,190,028
Abercrombie & Fitch Co., Class A (x)	39,300	471,600
American Eagle Outfitters, Inc. (x)	94,800	1,438,115
America’s Car-Mart, Inc.*	4,400	192,500
Asbury Automotive Group, Inc.*	16,142	995,961
Ascena Retail Group, Inc.*	97,562	603,909
At Home Group, Inc.*	1,900	27,797
Barnes & Noble Education, Inc.*	18,075	207,320
Barnes & Noble, Inc.	28,600	318,890
Big 5 Sporting Goods Corp.	2,400	41,640
Boot Barn Holdings, Inc. (x)*	4,300	53,836
Buckle, Inc. (The) (x)	17,889	407,869
Build-A-Bear Workshop, Inc.*	1,300	17,875
Caleres, Inc.	27,663	907,900
Cato Corp. (The), Class A	15,723	472,948
Chico’s FAS, Inc.	80,900	1,164,151
Children’s Place, Inc. (The)	11,390	1,149,821
Citi Trends, Inc.	700	$13,188
Conn’s, Inc.*	26,700	337,755
Container Store Group, Inc. (The) (x)*	13,300	84,455
Destination XL Group, Inc.*	1,100	4,675
DSW, Inc., Class A	38,100	862,965
Express, Inc.*	47,000	505,720
Finish Line, Inc. (The), Class A (x)	29,613	557,021
Five Below, Inc.*	31,305	1,250,948
Francesca’s Holdings Corp.*	17,400	313,722
Genesco, Inc.*	12,357	767,370
GNC Holdings, Inc., Class A	38,800	428,352
Group 1 Automotive, Inc.	14,737	1,148,602
Guess?, Inc.	35,400	428,340
Haverty Furniture Cos., Inc.	12,200	289,140
Hibbett Sports, Inc.*	19,355	721,942
Kirkland’s, Inc.*	1,200	18,612
Lithia Motors, Inc., Class A	12,900	1,249,107
Lumber Liquidators Holdings, Inc. (x)*	15,976	251,462
MarineMax, Inc.*	12,000	232,200
Monro Muffler Brake, Inc.	17,604	1,006,949
Office Depot, Inc.	313,000	1,414,759
Party City Holdco, Inc. (x)*	14,200	201,640
Pier 1 Imports, Inc.	33,356	284,860
Rent-A-Center, Inc.	34,103	383,659
Restoration Hardware Holdings, Inc. (x)*	20,300	623,210
Select Comfort Corp.*	31,200	705,744
Shoe Carnival, Inc.	5,800	156,484
Sonic Automotive, Inc., Class A	18,325	419,643
Sportsman’s Warehouse Holdings, Inc.*	17,600	165,264
Stage Stores, Inc. (x)	15,674	68,495
Stein Mart, Inc.	14,500	79,460
Tailored Brands, Inc.	29,451	752,473
Tile Shop Holdings, Inc. (x)*	18,400	359,720
Tilly’s, Inc., Class A*	9,600	126,624
Vitamin Shoppe, Inc.*	21,000	498,750
West Marine, Inc.*	300	3,141
Winmark Corp.	300	37,845
Zumiez, Inc.*	12,700	277,495

		26,693,951

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	19,268	1,123,324
Crocs, Inc.*	42,834	293,841
Culp, Inc.	1,700	63,155
Deckers Outdoor Corp.*	19,500	1,080,105
Delta Apparel, Inc.*	400	8,292
Fossil Group, Inc. (x)*	23,700	612,882
G-III Apparel Group Ltd.*	24,200	715,352
Iconix Brand Group, Inc.*	21,331	199,232
Movado Group, Inc.	9,000	258,750
Oxford Industries, Inc.	10,300	619,339
Perry Ellis International, Inc.*	900	22,419
Sequential Brands Group, Inc.*	9,400	43,992
Steven Madden Ltd.*	31,740	1,134,705
Superior Uniform Group, Inc.	200	3,924
Unifi, Inc.*	5,300	172,939
Vera Bradley, Inc.*	12,600	147,672

See Notes to Financial Statements.

1290

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Vince Holding Corp. (x)*	3,100	$12,555
Wolverine World Wide, Inc.	64,280	1,410,946

		7,923,424

Total Consumer Discretionary		135,747,582

Consumer Staples (2.9%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A (x)*	4,974	844,834
Coca-Cola Bottling Co. Consolidated	2,600	465,010
Craft Brew Alliance, Inc. (x)*	4,600	77,740
MGP Ingredients, Inc. (x)	7,100	354,858
National Beverage Corp. (x)	8,900	454,612
Primo Water Corp.*	3,800	46,664

		2,243,718

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	16,409	733,482
Chefs’ Warehouse, Inc. (The)*	9,600	151,680
Ingles Markets, Inc., Class A	7,600	365,560
Natural Grocers by Vitamin Cottage, Inc. (x)*	9,100	108,199
Performance Food Group Co.*	21,200	508,800
PriceSmart, Inc.	13,052	1,089,842
Smart & Final Stores, Inc.*	13,600	191,760
SpartanNash Co.	23,270	920,096
SUPERVALU, Inc.*	147,800	690,226
United Natural Foods, Inc.*	32,188	1,536,011
Village Super Market, Inc., Class A	1,500	46,350
Weis Markets, Inc.	7,751	518,077

		6,860,083

Food Products (1.3%)
AdvancePierre Foods Holdings, Inc.	12,537	373,352
Alico, Inc.	600	16,290
Amplify Snack Brands, Inc. (x)*	11,300	99,553
B&G Foods, Inc.	35,100	1,537,380
Calavo Growers, Inc.	7,800	478,920
Cal-Maine Foods, Inc. (x)	17,384	767,938
Darling Ingredients, Inc.*	100,099	1,292,278
Dean Foods Co.	53,900	1,173,942
Farmer Brothers Co.*	4,817	176,784
Fresh Del Monte Produce, Inc.	18,504	1,121,898
Freshpet, Inc. (x)*	13,100	132,965
Inventure Foods, Inc.*	1,000	9,850
J&J Snack Foods Corp.	8,603	1,147,898
John B. Sanfilippo & Son, Inc.	4,800	337,872
Lancaster Colony Corp.	10,337	1,461,548
Landec Corp.*	3,300	45,540
Lifeway Foods, Inc.*	12,815	147,501
Limoneira Co.	1,200	25,812
Omega Protein Corp.*	12,100	303,105
Sanderson Farms, Inc.	13,793	1,299,852
Seaboard Corp.*	167	659,982
Seneca Foods Corp., Class A*	5,400	216,270
Snyder’s-Lance, Inc.	45,566	1,747,001
Tootsie Roll Industries, Inc. (x)	14,477	575,461

		15,148,992

Household Products (0.3%)
Central Garden & Pet Co.*	6,000	$198,540
Central Garden & Pet Co., Class A*	16,933	523,230
HRG Group, Inc.*	67,100	1,044,076
Oil-Dri Corp. of America	300	11,463
Orchids Paper Products Co. (x)	3,000	78,540
WD-40 Co.	8,227	961,736

		2,817,585

Personal Products (0.3%)
Avon Products, Inc.*	249,100	1,255,464
Inter Parfums, Inc.	9,100	298,025
Medifast, Inc.	4,500	187,335
Natural Health Trends Corp. (x)	6,500	161,525
Nature’s Sunshine Products, Inc.	400	6,000
Nutraceutical International Corp.	500	17,475
Revlon, Inc., Class A*	6,800	198,220
Synutra International, Inc.*	46,100	246,635
USANA Health Sciences, Inc.*	7,000	428,400

		2,799,079

Tobacco (0.2%)
Turning Point Brands, Inc.*	400	4,900
Universal Corp.	16,753	1,068,004
Vector Group Ltd. (x)	52,444	1,192,576

		2,265,480

Total Consumer Staples		32,134,937

Energy (3.7%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	36,800	485,760
Atwood Oceanics, Inc. (x)	36,500	479,245
Bristow Group, Inc.	23,080	472,678
CARBO Ceramics, Inc. (x)*	6,000	62,760
Era Group, Inc.*	12,300	208,731
Exterran Corp.*	18,400	439,760
Fairmount Santrol Holdings, Inc. (x)*	35,900	423,261
Forum Energy Technologies, Inc.*	34,400	756,800
Geospace Technologies Corp.*	9,000	183,240
Helix Energy Solutions Group, Inc.*	70,200	619,164
Hornbeck Offshore Services, Inc. (x)*	25,534	184,355
Matrix Service Co.*	18,600	422,220
McDermott International, Inc.*	136,900	1,011,691
Natural Gas Services Group, Inc.*	9,077	291,826
Newpark Resources, Inc.*	70,202	526,515
Oil States International, Inc.*	29,100	1,134,900
Parker Drilling Co.*	102,029	265,275
PHI, Inc. (Non-Voting)*	9,500	171,190
Pioneer Energy Services Corp.*	39,100	267,835
RigNet, Inc.*	8,200	189,830
SEACOR Holdings, Inc.*	13,600	969,408
Seadrill Ltd. (x)*	213,800	729,058

See Notes to Financial Statements.

1291

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tesco Corp.*	19,100	$157,575
TETRA Technologies, Inc.*	70,061	351,706
Tidewater, Inc. (x)*	26,600	90,706
U.S. Silica Holdings, Inc.	35,300	2,000,805
Unit Corp.*	28,500	765,795

		13,662,089

Oil, Gas & Consumable Fuels (2.5%)
Abraxas Petroleum Corp.*	46,600	119,762
Alon USA Energy, Inc.	30,600	348,228
Ardmore Shipping Corp.	3,900	28,860
Bill Barrett Corp.*	36,802	257,246
California Resources Corp. (x)*	22,600	481,154
Callon Petroleum Co.*	83,800	1,288,006
Carrizo Oil & Gas, Inc.*	30,203	1,128,082
Clayton Williams Energy, Inc. (x)*	3,400	405,484
Clean Energy Fuels Corp. (x)*	47,559	136,019
Cobalt International Energy, Inc.*	230,800	281,576
Contango Oil & Gas Co.*	10,649	99,462
CVR Energy, Inc. (x)	13,200	335,148
Delek U.S. Holdings, Inc.	34,200	823,194
Denbury Resources, Inc.*	198,900	731,952
DHT Holdings, Inc.	53,100	219,834
Dorian LPG Ltd.*	15,900	130,539
Earthstone Energy, Inc.*	1,200	16,488
Eclipse Resources Corp.*	80,494	214,919
EP Energy Corp., Class A (x)*	56,900	372,695
Erin Energy Corp. (x)*	9,400	28,670
Evolution Petroleum Corp.	2,400	24,000
EXCO Resources, Inc. (x)*	140,500	122,755
Frontline Ltd. (x)	36,900	262,359
GasLog Ltd.	20,100	323,610
Gener8 Maritime, Inc.*	17,100	76,608
Golar LNG Ltd.	50,300	1,153,882
Green Plains, Inc.	21,700	604,345
International Seaways, Inc.*	5,766	80,955
Isramco, Inc. (x)*	1,421	176,630
Jones Energy, Inc., Class A (x)*	30,500	152,500
Jura Energy Corp.*	690	57
Matador Resources Co. (x)*	42,300	1,089,648
Navios Maritime Acquisition Corp.	27,500	46,750
Nordic American Tankers Ltd. (x)	51,101	429,248
Northern Oil and Gas, Inc. (x)*	45,861	126,118
Oasis Petroleum, Inc.*	135,028	2,044,324
Overseas Shipholding Group, Inc., Class A	17,300	66,259
Pacific Ethanol, Inc.*	6,300	59,850
Panhandle Oil and Gas, Inc., Class A	400	9,420
Par Pacific Holdings, Inc. (x)*	12,000	174,480
PDC Energy, Inc.*	32,435	2,354,131
Renewable Energy Group, Inc.*	24,200	234,740
REX American Resources Corp.*	3,600	355,500
Ring Energy, Inc.*	6,000	77,940
RSP Permian, Inc.*	56,893	2,538,565
Sanchez Energy Corp. (x)*	29,500	266,385
Scorpio Tankers, Inc.	110,000	$498,300
SemGroup Corp., Class A	38,200	1,594,850
Ship Finance International Ltd. (x)	36,005	534,674
Synergy Resources Corp. (x)*	102,100	909,711
Teekay Corp.	30,900	248,127
Teekay Tankers Ltd., Class A	66,957	151,323
W&T Offshore, Inc. (x)*	37,044	102,612
Western Refining, Inc.	46,403	1,756,354
Westmoreland Coal Co.*	12,400	219,108

		26,313,436

Total Energy		39,975,525

Financials (19.6%)
Banks (11.4%)
1st Source Corp.	9,072	405,156
Access National Corp.	1,400	38,864
ACNB Corp.	400	12,500
Allegiance Bancshares, Inc.*	3,400	122,910
American National Bankshares, Inc.	500	17,400
Ameris Bancorp	17,854	778,434
Ames National Corp.	5,150	169,950
Arrow Financial Corp.	5,006	202,743
Atlantic Capital Bancshares, Inc.*	6,700	127,300
Banc of California, Inc. (x)	27,900	484,065
BancFirst Corp.	4,500	418,725
Banco Latinoamericano de Comercio Exterior SA, Class E	24,681	726,609
Bancorp, Inc. (The)*	25,600	201,216
BancorpSouth, Inc.	50,000	1,552,500
Bank of Marin Bancorp	2,500	174,375
Bank of the Ozarks, Inc.	49,963	2,627,553
Bankwell Financial Group, Inc.	400	13,000
Banner Corp.	17,000	948,770
Bar Harbor Bankshares	500	23,665
Berkshire Hills Bancorp, Inc.	22,894	843,644
Blue Hills Bancorp, Inc.	10,200	191,250
BNC Bancorp	23,300	743,270
Boston Private Financial Holdings, Inc.	61,370	1,015,674
Bridge Bancorp, Inc.	14,181	537,460
Brookline Bancorp, Inc.	39,977	655,623
Bryn Mawr Bank Corp.	9,280	391,152
BSB Bancorp, Inc.*	500	14,475
C&F Financial Corp.	200	9,970
Camden National Corp.	5,850	260,033
Capital Bank Financial Corp., Class A	18,036	707,913
Capital City Bank Group, Inc.	6,100	124,928
Cardinal Financial Corp.	20,800	682,032
Carolina Financial Corp.	1,100	33,869
Cascade Bancorp*	30,239	245,541
Cathay General Bancorp	41,947	1,595,244
CenterState Banks, Inc.	25,693	646,693
Central Pacific Financial Corp.	17,100	537,282
Central Valley Community Bancorp	1,100	21,956
Century Bancorp, Inc., Class A	100	6,000

See Notes to Financial Statements.

1292

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Chemical Financial Corp.	36,194	$1,960,629
Chemung Financial Corp.	300	10,905
Citizens & Northern Corp.	6,502	170,352
City Holding Co.	8,450	571,220
CNB Financial Corp.	4,200	112,308
CoBiz Financial, Inc.	12,721	214,858
Codorus Valley Bancorp, Inc.	420	12,012
Columbia Banking System, Inc.	39,385	1,759,722
Community Bank System, Inc.	25,878	1,599,002
Community Trust Bancorp, Inc.	14,025	695,640
ConnectOne Bancorp, Inc.	16,200	420,390
County Bancorp, Inc.	500	13,485
CU Bancorp*	3,600	128,880
Customers Bancorp, Inc.*	14,900	533,718
CVB Financial Corp.	69,987	1,604,802
Eagle Bancorp, Inc.*	16,650	1,014,818
Enterprise Bancorp, Inc.	600	22,536
Enterprise Financial Services Corp.	11,095	477,085
Equity Bancshares, Inc., Class A*	800	26,912
Farmers Capital Bank Corp.	600	25,230
Farmers National Banc Corp.	2,300	32,660
FCB Financial Holdings, Inc., Class A*	15,800	753,660
Fidelity Southern Corp.	10,400	246,168
Financial Institutions, Inc.	5,800	198,360
First Bancorp	8,710	236,389
First BanCorp*	66,000	436,260
First Bancorp, Inc.	4,419	146,269
First Busey Corp.	14,435	444,309
First Business Financial Services, Inc.	700	16,604
First Citizens BancShares, Inc., Class A	4,300	1,526,500
First Commonwealth Financial Corp.	76,813	1,089,208
First Community Bancshares, Inc.	6,800	204,952
First Community Financial Partners, Inc.*	300	3,510
First Connecticut Bancorp, Inc.	14,300	323,895
First Financial Bancorp	47,316	1,346,140
First Financial Bankshares, Inc. (x)	41,224	1,863,325
First Financial Corp.	4,400	232,320
First Financial Northwest, Inc.	1,100	21,714
First Foundation, Inc.*	4,600	131,100
First Internet Bancorp	900	28,800
First Interstate BancSystem, Inc., Class A	10,400	442,520
First Merchants Corp.	20,400	768,060
First Mid-Illinois Bancshares, Inc.	600	20,400
First Midwest Bancorp, Inc.	43,668	1,101,744
First NBC Bank Holding Co. (x)*	26,100	190,530
First Northwest Bancorp*	1,600	24,960
First of Long Island Corp. (The)	7,875	224,831
Flushing Financial Corp.	24,842	730,106
FNB Corp.	133,228	2,135,645
Franklin Financial Network, Inc.*	4,200	$175,770
Fulton Financial Corp.	99,800	1,876,240
German American Bancorp, Inc.	11,400	599,754
Glacier Bancorp, Inc.	47,014	1,703,317
Great Southern Bancorp, Inc.	4,730	258,495
Great Western Bancorp, Inc.	33,400	1,455,906
Green Bancorp, Inc.*	6,400	97,280
Guaranty Bancorp	3,300	79,860
Hancock Holding Co.	43,986	1,895,797
Hanmi Financial Corp.	23,900	834,110
HarborOne Bancorp, Inc.*	800	15,472
Heartland Financial USA, Inc.	12,400	595,200
Heritage Commerce Corp.	5,700	82,251
Heritage Financial Corp.	17,362	447,072
Heritage Oaks Bancorp	2,700	33,291
Hilltop Holdings, Inc.	42,000	1,251,600
Home BancShares, Inc.	75,700	2,102,189
HomeTrust Bancshares, Inc.*	3,700	95,830
Hope Bancorp, Inc.	80,414	1,760,262
Horizon Bancorp	3,000	84,000
IBERIABANK Corp.	26,185	2,192,994
Independent Bank Corp.	23,086	1,455,784
Independent Bank Group, Inc.	4,100	255,840
International Bancshares Corp.	34,190	1,394,952
Investors Bancorp, Inc.	168,340	2,348,342
Lakeland Bancorp, Inc.	16,835	328,283
Lakeland Financial Corp.	18,600	880,896
LCNB Corp.	500	11,625
LegacyTexas Financial Group, Inc.	25,560	1,100,614
Live Oak Bancshares, Inc.	9,500	175,750
Macatawa Bank Corp.	1,700	17,697
MainSource Financial Group, Inc.	11,481	394,946
MB Financial, Inc.	41,451	1,957,731
MBT Financial Corp.	1,800	20,430
Mercantile Bank Corp.	2,700	101,790
Merchants Bancshares, Inc.	2,800	151,760
Middleburg Financial Corp.	800	27,800
Midland States Bancorp, Inc.	5,300	191,754
MidWestOne Financial Group, Inc.	1,200	45,120
MutualFirst Financial, Inc.	300	9,930
National Bank Holdings Corp., Class A	19,300	615,477
National Bankshares, Inc./Virginia	300	13,035
National Commerce Corp.*	900	33,435
NBT Bancorp, Inc.	24,582	1,029,494
Nicolet Bankshares, Inc.*	1,700	81,073
Northrim BanCorp, Inc.	600	18,960
OFG Bancorp	25,800	337,980
Old Line Bancshares, Inc.	600	14,388
Old National Bancorp	78,605	1,426,681
Old Second Bancorp, Inc.	2,200	24,310
Opus Bank	9,700	291,485
Orrstown Financial Services, Inc.	700	15,680
Pacific Continental Corp.	9,430	206,046
Pacific Mercantile Bancorp*	2,100	15,330

See Notes to Financial Statements.

1293

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Pacific Premier Bancorp, Inc.*	15,300	$540,855
Paragon Commercial Corp.*	100	4,372
Park National Corp.	10,148	1,214,310
Park Sterling Corp.	13,300	143,507
Peapack-Gladstone Financial Corp.	2,400	74,112
Penns Woods Bancorp, Inc.	1,300	65,650
Peoples Bancorp, Inc.	6,820	221,377
Peoples Financial Services Corp.	1,000	48,700
People’s Utah Bancorp	3,800	102,030
Pinnacle Financial Partners, Inc.	25,708	1,781,564
Preferred Bank	4,600	241,132
Premier Financial Bancorp, Inc.	770	15,477
PrivateBancorp, Inc.	44,370	2,404,409
Prosperity Bancshares, Inc.	40,184	2,884,407
QCR Holdings, Inc.	2,200	95,260
Renasant Corp.	22,381	944,926
Republic Bancorp, Inc., Class A	5,400	213,516
Republic First Bancorp, Inc.*	1,800	15,030
S&T Bancorp, Inc.	20,325	793,488
Sandy Spring Bancorp, Inc.	19,851	793,841
Seacoast Banking Corp. of Florida*	10,900	240,454
ServisFirst Bancshares, Inc.	25,200	943,488
Shore Bancshares, Inc.	800	12,200
Sierra Bancorp	6,566	174,590
Simmons First National Corp., Class A	16,900	1,050,335
South State Corp.	15,880	1,387,912
Southern First Bancshares, Inc.*	400	14,400
Southern National Bancorp of Virginia, Inc.	1,100	17,974
Southside Bancshares, Inc.	15,696	591,268
Southwest Bancorp, Inc./Oklahoma	8,957	259,753
State Bank Financial Corp.	23,200	623,152
Sterling Bancorp	70,417	1,647,758
Stock Yards Bancorp, Inc.	17,250	809,888
Stonegate Bank	3,200	133,536
Suffolk Bancorp	5,162	221,037
Summit Financial Group, Inc. (x)	600	16,518
Sun Bancorp, Inc.	13,860	360,360
Texas Capital Bancshares, Inc.*	26,123	2,048,043
Tompkins Financial Corp.	9,900	935,946
Towne Bank	31,804	1,057,483
TriCo Bancshares	13,016	444,887
TriState Capital Holdings, Inc.*	5,800	128,180
Triumph Bancorp, Inc.*	2,100	54,915
Trustmark Corp.	42,980	1,532,237
UMB Financial Corp.	25,418	1,960,236
Umpqua Holdings Corp.	124,522	2,338,523
Union Bankshares Corp.	29,755	1,063,444
Union Bankshares, Inc. (x)	200	9,090
United Bankshares, Inc. (x)	43,305	2,002,856
United Community Banks, Inc.	39,700	1,175,914
Univest Corp. of Pennsylvania	14,525	448,823
Valley National Bancorp	140,146	1,631,299
Veritex Holdings, Inc.*	900	24,039
Washington Trust Bancorp, Inc.	9,900	554,895
WashingtonFirst Bankshares, Inc.	1,050	$30,440
Webster Financial Corp.	56,165	3,048,635
WesBanco, Inc.	22,779	980,864
West Bancorporation, Inc.	1,600	39,520
Westamerica Bancorp (x)	17,874	1,124,811
Wintrust Financial Corp.	30,512	2,214,256
Xenith Bankshares, Inc.*	600	16,920
Yadkin Financial Corp.	35,100	1,202,526

		124,407,663

Capital Markets (1.5%)
Actua Corp.*	26,300	368,200
Arlington Asset Investment Corp., Class A (x)	11,400	168,948
Associated Capital Group, Inc., Class A	5,100	167,535
B. Riley Financial, Inc.	300	5,535
BGC Partners, Inc., Class A	123,100	1,259,313
Calamos Asset Management, Inc., Class A	2,500	21,375
Cohen & Steers, Inc.	14,609	490,862
Cowen Group, Inc., Class A (x)*	16,550	256,525
Diamond Hill Investment Group, Inc.	2,513	528,685
Evercore Partners, Inc., Class A	20,411	1,402,236
FBR & Co.	1,100	14,300
Fifth Street Asset Management, Inc.	8,000	53,600
Financial Engines, Inc.	32,600	1,198,050
GAIN Capital Holdings, Inc.	20,800	136,864
GAMCO Investors, Inc., Class A	5,200	160,628
Greenhill & Co., Inc.	20,700	573,390
Hennessy Advisors, Inc.	500	15,875
Houlihan Lokey, Inc.	7,100	220,952
INTL FCStone, Inc.*	6,300	249,480
Investment Technology Group, Inc.	26,900	531,006
Janus Capital Group, Inc.	81,600	1,082,832
KCG Holdings, Inc., Class A*	29,646	392,810
Ladenburg Thalmann Financial Services, Inc.*	29,200	71,248
Manning & Napier, Inc.	2,500	18,875
Medley Management, Inc., Class A	2,000	19,800
Moelis & Co., Class A	7,300	247,470
OM Asset Management plc	22,700	329,150
Oppenheimer Holdings, Inc., Class A	4,700	87,420
Piper Jaffray Cos.*	11,300	819,250
PJT Partners, Inc., Class A	7,400	228,512
Pzena Investment Management, Inc., Class A	27,911	310,091
Safeguard Scientifics, Inc.*	8,500	114,325
Silvercrest Asset Management Group, Inc., Class A	600	7,890
Stifel Financial Corp.*	40,686	2,032,265
Virtu Financial, Inc., Class A	11,600	185,020
Virtus Investment Partners, Inc.	4,278	505,018
Waddell & Reed Financial, Inc., Class A	44,900	875,999

See Notes to Financial Statements.

1294

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Walter Investment Management Corp. (x)*	31,302	$148,685
Westwood Holdings Group, Inc.	3,297	197,787
Wins Finance Holdings, Inc. (x)*	800	144,000
WisdomTree Investments, Inc. (x)	68,000	757,520

		16,399,326

Consumer Finance (0.6%)
Encore Capital Group, Inc. (x)*	15,600	446,940
Enova International, Inc.*	19,213	241,123
EZCORP, Inc., Class A*	30,996	330,107
FirstCash, Inc.	27,335	1,284,745
Green Dot Corp., Class A*	25,500	600,525
LendingClub Corp.*	186,000	976,500
Nelnet, Inc., Class A	16,369	830,727
PRA Group, Inc.*	28,848	1,127,957
Regional Management Corp.*	3,000	78,840
World Acceptance Corp. (x)*	6,281	403,743

		6,321,207

Diversified Financial Services (0.1%)
FNFV Group*	45,200	619,240
Marlin Business Services Corp.	800	16,720
NewStar Financial, Inc.*	17,100	158,175
On Deck Capital, Inc. (x)*	29,600	137,048
PICO Holdings, Inc.*	3,900	59,085
Tiptree Financial, Inc.	700	4,305

		994,573

Insurance (2.6%)
Ambac Financial Group, Inc.*	30,500	686,250
American Equity Investment Life Holding Co.	49,493	1,115,572
AMERISAFE, Inc.	14,200	885,370
Argo Group International Holdings Ltd.	18,309	1,206,563
Atlas Financial Holdings, Inc.*	1,700	30,685
Baldwin & Lyons, Inc., Class B	6,323	159,340
Blue Capital Reinsurance Holdings Ltd.	700	12,915
Citizens, Inc. (x)*	18,449	181,169
CNO Financial Group, Inc.	111,201	2,129,498
Crawford & Co., Class B	7,100	89,176
Donegal Group, Inc., Class A	9,444	165,081
eHealth, Inc.*	9,100	96,915
EMC Insurance Group, Inc.	4,200	126,042
Employers Holdings, Inc.	19,701	780,160
Enstar Group Ltd.*	6,488	1,282,678
FBL Financial Group, Inc., Class A	5,600	437,640
Federated National Holding Co.	6,800	127,092
Fidelity & Guaranty Life (x)	10,100	239,370
Genworth Financial, Inc., Class A*	284,700	1,084,707
Global Indemnity Ltd.*	9,900	378,279
Greenlight Capital Reinsurance Ltd., Class A*	23,193	528,800
Hallmark Financial Services, Inc.*	1,300	15,119
HCI Group, Inc.	5,200	$205,296
Heritage Insurance Holdings, Inc.	13,600	213,112
Horace Mann Educators Corp.	23,037	985,984
Independence Holding Co.	800	15,640
Infinity Property & Casualty Corp.	7,352	646,241
Investors Title Co.	300	47,454
James River Group Holdings Ltd.	8,100	336,555
Kemper Corp.	26,800	1,187,240
Kinsale Capital Group, Inc.	800	27,208
Maiden Holdings Ltd.	43,061	751,414
MBIA, Inc.*	88,100	942,670
National General Holdings Corp.	27,400	684,726
National Western Life Group, Inc., Class A	1,600	497,280
Navigators Group, Inc. (The)	8,503	1,001,228
OneBeacon Insurance Group Ltd., Class A	11,700	187,785
Patriot National, Inc. (x)*	6,300	29,295
Primerica, Inc.	26,600	1,839,390
RLI Corp.	23,996	1,514,867
Safety Insurance Group, Inc.	10,875	801,488
Selective Insurance Group, Inc.	31,532	1,357,453
State Auto Financial Corp.	7,234	193,944
State National Cos., Inc.	14,400	199,584
Stewart Information Services Corp.	12,627	581,852
Third Point Reinsurance Ltd.*	47,700	550,935
Trupanion, Inc.*	9,900	153,648
United Fire Group, Inc.	11,264	553,851
United Insurance Holdings Corp.	11,700	177,138
Universal Insurance Holdings, Inc. (x)	17,900	508,360
WMIH Corp.*	65,000	100,750

		28,050,809

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	15,500	265,205
Altisource Residential Corp. (REIT)	34,800	384,192
Anworth Mortgage Asset Corp. (REIT)	81,911	423,480
Apollo Commercial Real Estate Finance, Inc. (REIT)	41,607	691,508
Ares Commercial Real Estate Corp. (REIT)	10,800	148,284
ARMOUR Residential REIT, Inc. (REIT) (x)	33,202	720,146
Capstead Mortgage Corp. (REIT)	63,337	645,404
Colony Capital, Inc. (REIT), Class A (x)	62,246	1,260,482
CYS Investments, Inc. (REIT)	85,675	662,268
Dynex Capital, Inc. (REIT)	21,100	143,902
Great Ajax Corp. (REIT)	1,700	22,559
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	18,400	349,416

See Notes to Financial Statements.

1295

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Invesco Mortgage Capital, Inc. (REIT)	74,794	$1,091,992
Ladder Capital Corp. (REIT)	24,695	338,815
MTGE Investment Corp. (REIT)	41,874	657,422
New Residential Investment Corp. (REIT)	139,733	2,196,602
New York Mortgage Trust, Inc. (REIT) (x)	89,800	592,680
Orchid Island Capital, Inc. (REIT) (x)	9,500	102,885
Owens Realty Mortgage, Inc. (REIT) (x)	700	12,964
PennyMac Mortgage Investment Trust (REIT)	42,545	696,462
Redwood Trust, Inc. (REIT)	49,391	751,237
Resource Capital Corp. (REIT) (x)	19,848	165,334
Western Asset Mortgage Capital Corp. (REIT)	20,300	204,421

		12,527,660

Thrifts & Mortgage Finance (2.3%)
Astoria Financial Corp.	48,053	896,188
Bank Mutual Corp.	7,100	67,095
BankFinancial Corp.	15,421	228,539
Bear State Financial, Inc.	1,700	17,255
Beneficial Bancorp, Inc.	46,738	859,979
BofI Holding, Inc. (x)*	30,800	879,340
Capitol Federal Financial, Inc.	78,400	1,290,464
Charter Financial Corp.	1,100	18,337
Clifton Bancorp, Inc.	10,504	177,728
Dime Community Bancshares, Inc.	15,501	311,570
ESSA Bancorp, Inc.	800	12,576
Essent Group Ltd.*	42,200	1,366,014
EverBank Financial Corp.	54,500	1,060,025
Federal Agricultural Mortgage Corp., Class C	4,300	246,261
First Defiance Financial Corp.	2,200	111,628
Flagstar Bancorp, Inc.*	12,000	323,280
Hingham Institution for Savings	400	78,712
Home Bancorp, Inc.	500	19,305
HomeStreet, Inc.*	12,000	379,200
Impac Mortgage Holdings, Inc. (x)*	1,600	22,432
Kearny Financial Corp.	52,835	821,584
Lake Sunapee Bank Group	600	14,154
LendingTree, Inc. (x)*	4,900	496,615
Meridian Bancorp, Inc.	31,000	585,900
Meta Financial Group, Inc.	4,700	483,630
MGIC Investment Corp.*	191,787	1,954,310
Nationstar Mortgage Holdings, Inc. (x)*	16,600	299,796
NMI Holdings, Inc., Class A*	27,300	290,745
Northfield Bancorp, Inc.	39,383	786,479
Northwest Bancshares, Inc.	68,410	1,233,432
OceanFirst Financial Corp.	9,200	276,276
Ocwen Financial Corp.*	89,400	481,866
Oritani Financial Corp.	28,850	540,938
PennyMac Financial Services, Inc., Class A*	5,000	83,250
PHH Corp.*	29,115	$441,383
Provident Financial Holdings, Inc.	700	14,154
Provident Financial Services, Inc.	38,216	1,081,513
Radian Group, Inc.	120,000	2,157,599
SI Financial Group, Inc.	600	9,240
Southern Missouri Bancorp, Inc.	300	10,614
Territorial Bancorp, Inc.	5,795	190,308
TrustCo Bank Corp.	70,354	615,598
United Community Financial Corp.	5,800	51,852
United Financial Bancorp, Inc.	42,060	763,810
Walker & Dunlop, Inc.*	22,045	687,804
Washington Federal, Inc.	58,400	2,006,040
Waterstone Financial, Inc.	8,200	150,880
Western New England Bancorp, Inc.	1,900	17,765
WSFS Financial Corp.	17,400	806,490

		25,719,953

Total Financials		214,421,191

Health Care (12.0%)
Biotechnology (4.1%)
Acceleron Pharma, Inc.*	15,500	395,560
Achillion Pharmaceuticals, Inc.*	59,900	247,387
Acorda Therapeutics, Inc.*	25,135	472,538
Adamas Pharmaceuticals, Inc. (x)*	8,900	150,410
Aduro Biotech, Inc. (x)*	18,800	214,320
Advaxis, Inc. (x)*	25,100	179,716
Adverum Biotechnologies, Inc. (x)*	24,300	70,470
Aevi Genomic Medicine, Inc.*	2,800	14,504
Agenus, Inc. (x)*	52,700	217,124
Aimmune Therapeutics, Inc. (x)*	16,400	335,380
Akebia Therapeutics, Inc.*	14,800	154,068
Alder Biopharmaceuticals, Inc.*	26,500	551,200
AMAG Pharmaceuticals, Inc. (x)*	19,200	668,160
Amicus Therapeutics, Inc.*	82,200	408,534
Anavex Life Sciences Corp. (x)*	3,700	14,652
Anthera Pharmaceuticals, Inc.*	18,200	11,814
Applied Genetic Technologies Corp.*	7,900	73,865
Aptevo Therapeutics, Inc.*	8,500	20,740
Ardelyx, Inc.*	11,700	166,140
Arena Pharmaceuticals, Inc.*	140,334	199,274
Argos Therapeutics, Inc. (x)*	3,400	16,660
ARIAD Pharmaceuticals, Inc. (x)*	95,000	1,181,800
Array BioPharma, Inc.*	96,519	848,402
Arrowhead Pharmaceuticals, Inc. (x)*	44,900	69,595
Asterias Biotherapeutics, Inc. (x)*	4,700	21,620

See Notes to Financial Statements.

1296

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Atara Biotherapeutics, Inc. (x)*	8,700	$123,540
Athersys, Inc. (x)*	4,200	6,426
Audentes Therapeutics, Inc.*	500	9,135
Avexis, Inc. (x)*	4,800	229,104
Axovant Sciences Ltd. (x)*	14,800	183,816
Bellicum Pharmaceuticals, Inc. (x)*	13,100	178,422
BioCryst Pharmaceuticals, Inc. (x)*	49,200	311,436
BioSpecifics Technologies Corp.*	3,400	189,380
BioTime, Inc. (x)*	25,400	91,694
Bluebird Bio, Inc. (x)*	20,900	1,289,530
Blueprint Medicines Corp.*	9,800	274,890
Cara Therapeutics, Inc. (x)*	10,800	100,332
Celldex Therapeutics, Inc.*	56,278	199,224
Cellular Biomedicine Group, Inc. (x)*	1,300	17,030
ChemoCentryx, Inc.*	22,400	165,760
Chimerix, Inc.*	32,000	147,200
Cidara Therapeutics, Inc.*	1,700	17,680
Clovis Oncology, Inc. (x)*	14,200	630,764
Coherus Biosciences, Inc. (x)*	12,300	346,245
Concert Pharmaceuticals, Inc.*	7,400	76,146
Corvus Pharmaceuticals, Inc.*	1,500	21,450
Curis, Inc.*	17,600	54,208
Cytokinetics, Inc.*	20,700	251,505
CytomX Therapeutics, Inc.*	7,200	79,128
CytRx Corp.*	34,700	12,915
Dimension Therapeutics, Inc.*	1,100	4,785
Dynavax Technologies Corp. (x)*	15,750	62,213
Eagle Pharmaceuticals, Inc. (x)*	4,800	380,832
Edge Therapeutics, Inc.*	3,000	37,500
Editas Medicine, Inc.*	10,400	168,792
Eiger BioPharmaceuticals, Inc.*	200	2,330
Emergent BioSolutions, Inc.*	17,000	558,280
Enanta Pharmaceuticals, Inc.*	7,800	261,300
Epizyme, Inc.*	21,600	261,360
Esperion Therapeutics, Inc. (x)*	10,700	133,964
Exact Sciences Corp. (x)*	55,600	742,816
Exelixis, Inc.*	128,986	1,923,181
FibroGen, Inc.*	27,000	577,800
Five Prime Therapeutics, Inc.*	19,300	967,123
Flexion Therapeutics, Inc.*	14,400	273,888
Fortress Biotech, Inc.*	900	2,430
Foundation Medicine, Inc. (x)*	10,700	189,390
Galena Biopharma, Inc. (x)*	5,364	10,406
Genomic Health, Inc.*	11,412	335,399
Geron Corp. (x)*	75,011	155,273
Global Blood Therapeutics, Inc. (x)*	13,300	192,185
GlycoMimetics, Inc.*	600	3,660
Halozyme Therapeutics, Inc.*	55,035	543,746
Heron Therapeutics, Inc. (x)*	13,900	182,090
Idera Pharmaceuticals, Inc. (x)*	75,900	113,850
Ignyta, Inc.*	18,800	99,640
Immune Design Corp.*	6,800	37,400
ImmunoGen, Inc. (x)*	55,068	112,339
Immunomedics, Inc. (x)*	88,800	325,896
Infinity Pharmaceuticals, Inc.*	53,900	$72,765
Inotek Pharmaceuticals Corp. (x)*	1,600	9,760
Inovio Pharmaceuticals, Inc. (x)*	40,300	279,682
Insmed, Inc.*	36,100	477,603
Insys Therapeutics, Inc. (x)*	13,300	122,360
Intellia Therapeutics, Inc. (x)*	11,800	154,698
Invitae Corp.*	8,600	68,284
Ironwood Pharmaceuticals, Inc.*	86,000	1,314,940
Kadmon Holdings, Inc. (x)*	700	3,745
Karyopharm Therapeutics, Inc.*	17,600	165,440
Keryx Biopharmaceuticals, Inc. (x)*	41,000	240,260
Kite Pharma, Inc. (x)*	22,150	993,206
La Jolla Pharmaceutical Co.*	8,900	156,017
Lexicon Pharmaceuticals, Inc. (x)*	23,911	330,689
Ligand Pharmaceuticals, Inc. (x)*	12,126	1,232,123
Lion Biotechnologies, Inc. (x)*	21,200	147,340
Loxo Oncology, Inc. (x)*	6,600	211,959
MacroGenics, Inc.*	15,900	324,996
MannKind Corp. (x)*	250,100	159,239
MediciNova, Inc. (x)*	1,900	11,457
Merrimack Pharmaceuticals, Inc. (x)*	59,900	244,392
MiMedx Group, Inc. (x)*	57,000	505,020
Minerva Neurosciences, Inc. (x)*	27,100	318,425
Mirati Therapeutics, Inc.*	13,800	65,550
Momenta Pharmaceuticals, Inc.*	31,728	477,506
Myriad Genetics, Inc.*	39,200	653,464
NantKwest, Inc. (x)*	21,000	120,120
Natera, Inc.*	14,400	168,624
NewLink Genetics Corp.*	15,700	161,396
Novavax, Inc. (x)*	138,659	174,710
OncoMed Pharmaceuticals, Inc. (x)*	16,400	126,444
Ophthotech Corp. (x)*	17,200	83,076
Organovo Holdings, Inc. (x)*	59,850	202,892
Osiris Therapeutics, Inc. (x)*	11,200	54,992
Otonomy, Inc.*	12,700	201,930
OvaScience, Inc. (x)*	26,800	41,004
PDL BioPharma, Inc.	104,627	221,809
Pfenex, Inc.*	3,300	29,931
PharmAthene, Inc.*	1,700	5,525
Portola Pharmaceuticals, Inc.*	25,100	563,244
Progenics Pharmaceuticals, Inc.*	54,200	468,288
Protagonist Therapeutics, Inc. (x)*	400	8,796
Proteostasis Therapeutics, Inc.*	600	7,356
Prothena Corp. plc*	19,900	978,881
PTC Therapeutics, Inc. (x)*	32,300	352,393
Puma Biotechnology, Inc.*	14,000	429,800
Radius Health, Inc.*	16,500	627,495
REGENXBIO, Inc.*	3,500	64,925
Regulus Therapeutics, Inc.*	30,500	68,625

See Notes to Financial Statements.

1297

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Repligen Corp.*	19,500	$600,990
Retrophin, Inc.*	19,700	372,921
Rigel Pharmaceuticals, Inc.*	54,640	130,043
Sage Therapeutics, Inc.*	15,000	765,900
Sangamo BioSciences, Inc.*	43,100	131,455
Sarepta Therapeutics, Inc.*	28,900	792,727
Selecta Biosciences, Inc.*	200	3,430
Seres Therapeutics, Inc. (x)*	12,600	124,740
Sorrento Therapeutics, Inc. (x)*	19,000	93,100
Spark Therapeutics, Inc.*	9,669	482,483
Spectrum Pharmaceuticals, Inc.*	43,065	190,778
Stemline Therapeutics, Inc.*	4,100	43,870
Syndax Pharmaceuticals, Inc.*	1,000	7,170
Synergy Pharmaceuticals, Inc.*	102,600	624,834
Synthetic Biologics, Inc. (x)*	5,900	4,499
Syros Pharmaceuticals, Inc.*	200	2,432
T2 Biosystems, Inc. (x)*	3,600	18,936
TESARO, Inc. (x)*	15,400	2,070,991
TG Therapeutics, Inc. (x)*	27,800	129,270
Tokai Pharmaceuticals, Inc. (x)*	3,300	3,227
Trevena, Inc.*	26,800	157,584
Trovagene, Inc.*	9,600	20,160
Ultragenyx Pharmaceutical, Inc. (x)*	20,300	1,427,293
Vanda Pharmaceuticals, Inc.*	18,400	293,480
Versartis, Inc.*	12,400	184,760
Vital Therapies, Inc. (x)*	6,400	27,840
Voyager Therapeutics, Inc. (x)*	5,100	64,974
XBiotech, Inc. (x)*	11,500	116,380
Xencor, Inc.*	23,800	626,416
Zafgen, Inc.*	11,100	35,298
ZIOPHARM Oncology, Inc. (x)*	72,925	390,149

		44,212,067

Health Care Equipment & Supplies (3.0%)
Abaxis, Inc.	12,912	681,366
Accuray, Inc. (x)*	41,347	190,196
Analogic Corp.	8,616	714,697
AngioDynamics, Inc.*	16,200	273,294
Anika Therapeutics, Inc.*	7,500	367,200
AtriCure, Inc.*	13,000	254,410
Atrion Corp.	1,000	507,200
Avinger, Inc.*	800	2,960
AxoGen, Inc.*	700	6,300
Cantel Medical Corp.	19,175	1,510,031
Cardiovascular Systems, Inc.*	26,300	636,723
Cerus Corp.*	45,500	197,925
ConforMIS, Inc. (x)*	21,000	170,100
CONMED Corp.	17,787	785,652
Corindus Vascular Robotics, Inc. (x)*	5,600	3,911
CryoLife, Inc.*	33,068	633,252
Cutera, Inc.*	1,400	24,290
Cynosure, Inc., Class A*	12,814	584,318
Endologix, Inc. (x)*	58,000	331,760
Entellus Medical, Inc.*	3,300	62,601
Exactech, Inc.*	4,500	122,850
GenMark Diagnostics, Inc.*	22,700	277,848
Glaukos Corp.*	8,100	277,830
Globus Medical, Inc., Class A*	37,000	$917,970
Haemonetics Corp.*	32,708	1,314,862
Halyard Health, Inc.*	26,300	972,574
ICU Medical, Inc.*	9,545	1,406,456
Inogen, Inc.*	8,700	584,379
Insulet Corp.*	36,278	1,366,955
Integer Holdings Corp.*	14,818	436,390
Integra LifeSciences Holdings Corp.*	17,044	1,462,205
Invacare Corp.	18,500	241,425
InVivo Therapeutics Holdings Corp. (x)*	6,400	26,880
iRadimed Corp. (x)*	800	8,880
IRIDEX Corp.*	500	7,030
K2M Group Holdings, Inc.*	13,000	260,520
LeMaitre Vascular, Inc.	3,500	88,690
Masimo Corp.*	24,338	1,640,381
Meridian Bioscience, Inc.	25,677	454,483
Merit Medical Systems, Inc.*	28,107	744,836
Natus Medical, Inc.*	19,400	675,120
Neogen Corp.*	23,967	1,581,822
Nevro Corp.*	13,600	988,176
Novocure Ltd. (x)*	28,600	224,510
NuVasive, Inc.*	27,409	1,846,271
NxStage Medical, Inc.*	35,350	926,524
OraSure Technologies, Inc.*	42,586	373,905
Orthofix International NV*	12,400	448,632
Oxford Immunotec Global plc*	4,200	62,790
Penumbra, Inc.*	14,400	918,720
Quidel Corp.*	19,500	417,690
Rockwell Medical, Inc.*	35,200	230,560
RTI Surgical, Inc.*	33,449	108,709
Second Sight Medical Products, Inc. (x)*	29,300	57,721
Senseonics Holdings, Inc.*	3,900	10,413
Spectranetics Corp. (The)*	24,400	597,800
STAAR Surgical Co. (x)*	22,300	241,955
Surmodics, Inc.*	13,221	335,813
Tactile Systems Technology, Inc.*	300	4,923
Tandem Diabetes Care, Inc.*	12,300	26,445
TransEnterix, Inc. (x)*	20,000	26,000
Utah Medical Products, Inc.	300	21,825
Vascular Solutions, Inc.*	10,268	576,035
Veracyte, Inc.*	2,500	19,350
Wright Medical Group NV (x)*	53,433	1,227,890
Zeltiq Aesthetics, Inc.*	20,000	870,400

		33,371,629

Health Care Providers & Services (2.1%)
AAC Holdings, Inc. (x)*	10,100	73,124
Aceto Corp.	16,600	364,702
Addus HomeCare Corp.*	3,000	105,150
Adeptus Health, Inc., Class A (x)*	10,500	80,220
Air Methods Corp.*	22,550	718,218
Almost Family, Inc.*	4,100	180,810
Amedisys, Inc.*	15,634	666,477
American Renal Associates Holdings, Inc. (x)*	8,700	185,136
AMN Healthcare Services, Inc.*	31,600	1,215,020

See Notes to Financial Statements.

1298

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

BioScrip, Inc. (x)*	55,700	$57,928
BioTelemetry, Inc.*	14,500	324,075
Capital Senior Living Corp.*	23,100	370,755
Chemed Corp.	10,890	1,746,865
Civitas Solutions, Inc.*	8,600	171,140
Community Health Systems, Inc.*	62,400	348,816
CorVel Corp.*	7,600	278,160
Cross Country Healthcare, Inc.*	19,895	310,561
Diplomat Pharmacy, Inc. (x)*	25,900	326,340
Ensign Group, Inc. (The)	28,800	639,648
Genesis Healthcare, Inc.*	37,700	160,225
HealthEquity, Inc.*	30,000	1,215,600
HealthSouth Corp.	50,806	2,095,239
Healthways, Inc.*	18,947	431,044
Kindred Healthcare, Inc.	45,502	357,191
Landauer, Inc.	5,400	259,740
LHC Group, Inc.*	7,643	349,285
Magellan Health, Inc.*	13,815	1,039,579
Molina Healthcare, Inc.*	24,510	1,329,913
National HealthCare Corp.	7,200	545,688
National Research Corp., Class A	7,025	133,475
Nobilis Health Corp. (x)*	9,100	19,110
Owens & Minor, Inc.#	40,500	1,429,245
PharMerica Corp.*	19,000	477,850
Providence Service Corp. (The)*	5,523	210,150
Quorum Health Corp.*	9,100	66,157
RadNet, Inc.*	13,200	85,140
Select Medical Holdings Corp.*	59,303	785,765
Surgery Partners, Inc.*	12,300	194,955
Surgical Care Affiliates, Inc.*	15,200	703,304
Team Health Holdings, Inc.*	40,700	1,768,415
Teladoc, Inc. (x)*	14,000	231,000
Triple-S Management Corp., Class B*	13,836	286,405
U.S. Physical Therapy, Inc.	8,807	618,251
Universal American Corp.*	21,750	216,413

		23,172,284

Health Care Technology (0.5%)
Castlight Health, Inc., Class B*	36,250	179,438
Computer Programs & Systems, Inc. (x)	7,602	179,407
Cotiviti Holdings, Inc. (x)*	13,300	457,520
Evolent Health, Inc., Class A*	14,100	208,680
HealthStream, Inc.*	13,000	325,650
HMS Holdings Corp.*	50,429	915,791
Medidata Solutions, Inc.*	36,000	1,788,119
NantHealth, Inc. (x)*	800	7,952
Omnicell, Inc.*	21,055	713,765
Quality Systems, Inc.*	30,276	398,129
Vocera Communications, Inc.*	15,700	290,293

		5,464,744

Life Sciences Tools & Services (0.7%)
Accelerate Diagnostics, Inc. (x)*	13,100	271,825
Albany Molecular Research, Inc. (x)*	13,550	254,198
Cambrex Corp.*	19,500	$1,052,025
ChromaDex Corp.*	2,200	7,282
Enzo Biochem, Inc.*	4,300	29,842
Fluidigm Corp.*	16,500	120,120
INC Research Holdings, Inc., Class A*	23,400	1,230,840
Luminex Corp.*	27,419	554,686
Medpace Holdings, Inc.*	1,400	50,498
NanoString Technologies, Inc.*	5,200	115,960
NeoGenomics, Inc.*	22,200	190,254
Pacific Biosciences of California, Inc.*	37,900	144,020
PAREXEL International Corp.*	32,737	2,151,476
PRA Health Sciences, Inc.*	17,700	975,624

		7,148,650

Pharmaceuticals (1.6%)
AcelRx Pharmaceuticals, Inc. (x)*	1,900	4,940
Aclaris Therapeutics, Inc. (x)*	5,300	143,842
Aerie Pharmaceuticals, Inc.*	11,400	431,490
Agile Therapeutics, Inc.*	1,500	8,550
Amphastar Pharmaceuticals, Inc.*	30,400	559,968
Ampio Pharmaceuticals, Inc. (x)*	2,600	2,341
ANI Pharmaceuticals, Inc.*	3,950	239,449
Aratana Therapeutics, Inc.*	21,950	157,601
Axsome Therapeutics, Inc.*	500	3,375
Bio-Path Holdings, Inc.*	1,700	2,295
Catalent, Inc.*	56,379	1,519,978
Cempra, Inc.*	61,700	172,760
Clearside Biomedical, Inc.*	1,200	10,728
Collegium Pharmaceutical, Inc. (x)*	13,600	211,752
Corcept Therapeutics, Inc.*	41,100	298,386
Depomed, Inc.*	34,300	618,086
Dermira, Inc.*	14,100	427,653
Durect Corp.*	18,000	24,120
Egalet Corp. (x)*	700	5,355
Endocyte, Inc.*	18,100	46,155
Flex Pharma, Inc.*	2,900	15,312
Heska Corp.*	3,200	229,120
Horizon Pharma plc*	91,200	1,475,616
Impax Laboratories, Inc.*	43,766	579,900
Innoviva, Inc. (x)*	47,500	508,250
Intersect ENT, Inc.*	14,000	169,400
Intra-Cellular Therapies, Inc. (x)*	19,400	292,746
Lannett Co., Inc. (x)*	14,800	326,340
Lipocine, Inc. (x)*	3,100	11,408
Medicines Co. (The) (x)*	41,787	1,418,251
MyoKardia, Inc.*	5,200	67,340
Nektar Therapeutics*	80,386	986,336
Neos Therapeutics, Inc. (x)*	1,500	8,775
Ocular Therapeutix, Inc. (x)*	18,300	153,171
Omeros Corp. (x)*	18,500	183,520
Pacira Pharmaceuticals, Inc.*	20,600	665,380
Paratek Pharmaceuticals, Inc.*	11,100	170,940
Phibro Animal Health Corp., Class A	10,050	294,465

See Notes to Financial Statements.

1299

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Prestige Brands Holdings, Inc.*	29,800	$1,552,579
Reata Pharmaceuticals, Inc., Class A (x)*	7,600	165,908
Revance Therapeutics, Inc. (x)*	13,600	281,520
SciClone Pharmaceuticals, Inc.*	24,900	268,920
Sucampo Pharmaceuticals, Inc., Class A (x)*	18,200	246,610
Supernus Pharmaceuticals, Inc.*	26,500	669,125
Teligent, Inc. (x)*	31,200	206,232
Tetraphase Pharmaceuticals, Inc.*	25,400	102,362
TherapeuticsMD, Inc. (x)*	94,600	545,842
Theravance Biopharma, Inc. (x)*	20,000	637,600
Titan Pharmaceuticals, Inc. (x)*	15,400	61,600
WaVe Life Sciences Ltd. (x)*	4,400	115,060
Zogenix, Inc. (x)*	15,312	186,041

		17,484,493

Total Health Care		130,853,867

Industrials (14.4%)
Aerospace & Defense (1.5%)
AAR Corp.	22,412	740,717
Aerojet Rocketdyne Holdings, Inc.*	41,500	744,925
Aerovironment, Inc.*	11,621	311,791
Astronics Corp.*	9,600	324,864
Cubic Corp.	12,186	584,319
Curtiss-Wright Corp.	24,917	2,450,836
DigitalGlobe, Inc.*	35,865	1,027,532
Ducommun, Inc.*	500	12,780
Engility Holdings, Inc.*	7,400	249,380
Esterline Technologies Corp.*	19,387	1,729,320
KEYW Holding Corp. (The) (x)*	14,900	175,671
KLX, Inc.*	29,800	1,344,278
Kratos Defense & Security Solutions, Inc.*	20,500	151,700
Mercury Systems, Inc.*	19,400	586,268
Moog, Inc., Class A*	21,853	1,435,305
National Presto Industries, Inc.	1,900	202,160
TASER International, Inc.*	33,600	814,464
Teledyne Technologies, Inc.*	20,754	2,552,743
Triumph Group, Inc.	27,900	739,350
Vectrus, Inc.*	1,500	35,775

		16,214,178

Air Freight & Logistics (0.5%)
Air Transport Services Group, Inc.*	29,400	469,224
Atlas Air Worldwide Holdings, Inc.*	14,327	747,153
Echo Global Logistics, Inc.*	13,600	340,680
Forward Air Corp.	19,340	916,329
Hub Group, Inc., Class A*	19,033	832,694
Park-Ohio Holdings Corp.	3,400	144,840
XPO Logistics, Inc.*	55,376	2,390,028

		5,840,948

Airlines (0.4%)
Allegiant Travel Co.	7,577	$1,260,813
Hawaiian Holdings, Inc.*	32,200	1,835,400
SkyWest, Inc.	29,400	1,071,630

		4,167,843

Building Products (1.1%)
AAON, Inc.	28,800	951,840
Advanced Drainage Systems, Inc.	19,000	391,400
American Woodmark Corp.*	7,200	541,800
Apogee Enterprises, Inc.	15,900	851,604
Armstrong Flooring, Inc.*	10,400	207,064
Builders FirstSource, Inc.*	47,400	519,978
Caesarstone Ltd.*	13,500	386,775
Continental Building Products, Inc.*	14,900	344,190
CSW Industrials, Inc.*	5,300	195,305
Gibraltar Industries, Inc.*	18,200	758,030
Griffon Corp.	17,543	459,627
Insteel Industries, Inc.	10,300	367,092
Masonite International Corp.*	17,000	1,118,600
NCI Building Systems, Inc.*	11,900	186,235
Patrick Industries, Inc.*	8,250	629,475
PGT Innovations, Inc.*	24,100	275,945
Ply Gem Holdings, Inc.*	11,400	185,250
Quanex Building Products Corp.	18,867	383,000
Simpson Manufacturing Co., Inc.	25,919	1,133,956
Trex Co., Inc.*	16,700	1,075,480
Universal Forest Products, Inc.	10,854	1,109,062

		12,071,708

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	30,732	1,255,095
ACCO Brands Corp.*	78,886	1,029,462
Brady Corp., Class A	26,641	1,000,370
Brink’s Co. (The)	29,600	1,221,000
Casella Waste Systems, Inc., Class A*	7,600	94,316
CECO Environmental Corp.	5,400	75,330
Deluxe Corp.	30,461	2,181,311
Ennis, Inc.	14,356	249,077
Essendant, Inc.	26,672	557,445
G&K Services, Inc., Class A	12,482	1,203,889
Healthcare Services Group, Inc.	39,669	1,553,834
Heritage-Crystal Clean, Inc.*	1,200	18,840
Herman Miller, Inc.	41,791	1,429,252
HNI Corp.	24,341	1,361,149
InnerWorkings, Inc.*	15,200	149,720
Interface, Inc.	40,298	747,528
Kimball International, Inc., Class B	11,200	196,672
Knoll, Inc.	26,658	744,558
Matthews International Corp., Class A	20,159	1,549,219
McGrath RentCorp	19,645	769,888
Mobile Mini, Inc.	24,495	740,974
MSA Safety, Inc.	19,907	1,380,152
Multi-Color Corp.	7,200	558,720
NL Industries, Inc.*	4,345	35,412

See Notes to Financial Statements.

1300

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Quad/Graphics, Inc.	16,400	$440,832
SP Plus Corp.*	3,900	109,785
Steelcase, Inc., Class A	47,672	853,329
Team, Inc.*	14,800	580,900
Tetra Tech, Inc.#	33,537	1,447,122
U.S. Ecology, Inc.	12,300	604,545
UniFirst Corp.	9,705	1,394,123
Viad Corp.	11,124	490,568
VSE Corp.	1,200	46,608
West Corp.	29,500	730,420

		26,801,445

Construction & Engineering (0.9%)
Aegion Corp.*	22,362	529,979
Ameresco, Inc., Class A*	900	4,950
Argan, Inc.	7,200	507,960
Comfort Systems USA, Inc.	20,743	690,742
Dycom Industries, Inc. (x)*	19,216	1,542,853
EMCOR Group, Inc.	34,599	2,448,225
Granite Construction, Inc.	21,973	1,208,515
Great Lakes Dredge & Dock Corp.*	14,100	59,220
IES Holdings, Inc.*	2,000	38,300
MasTec, Inc.*	38,062	1,455,872
MYR Group, Inc.*	8,400	316,512
NV5 Global, Inc.*	2,300	76,820
Primoris Services Corp.	21,700	494,326
Tutor Perini Corp.*	23,995	671,860

		10,046,134

Electrical Equipment (0.7%)
Atkore International Group, Inc.*	1,000	23,910
AZZ, Inc.	14,586	932,045
Babcock & Wilcox Enterprises, Inc.*	25,900	429,681
Encore Wire Corp.	17,428	755,504
EnerSys	27,039	2,111,746
Generac Holdings, Inc.*	39,700	1,617,378
General Cable Corp.	33,700	641,985
LSI Industries, Inc.	2,200	21,428
Plug Power, Inc. (x)*	43,200	51,840
Powell Industries, Inc.	3,700	144,300
Sunrun, Inc. (x)*	47,300	251,163
Thermon Group Holdings, Inc.*	18,400	351,256
TPI Composites, Inc. (x)*	2,300	36,892
Vicor Corp.*	5,900	89,090

		7,458,218

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	28,426	716,335

Machinery (3.8%)
Actuant Corp., Class A	32,513	843,712
Alamo Group, Inc.	5,400	410,940
Albany International Corp., Class A	18,891	874,653
Altra Industrial Motion Corp.	22,700	837,630
American Railcar Industries, Inc. (x)	4,700	212,863
Astec Industries, Inc.	10,543	711,231
Barnes Group, Inc.	35,606	$1,688,437
Blue Bird Corp.*	400	6,180
Briggs & Stratton Corp.	33,744	751,141
Chart Industries, Inc.*	19,421	699,544
CIRCOR International, Inc.	11,109	720,752
CLARCOR, Inc.	29,974	2,471,956
Columbus McKinnon Corp.	8,700	235,248
Douglas Dynamics, Inc.	12,500	420,625
Energy Recovery, Inc. (x)*	16,700	172,845
EnPro Industries, Inc.	12,954	872,581
ESCO Technologies, Inc.	16,952	960,331
Federal Signal Corp.	44,600	696,206
Franklin Electric Co., Inc.	33,552	1,305,173
Global Brass & Copper Holdings, Inc.	12,000	411,600
Gorman-Rupp Co. (The)	14,937	462,300
Greenbrier Cos., Inc. (The) (x)	16,300	677,265
Harsco Corp.	46,500	632,400
Hillenbrand, Inc.	35,200	1,349,920
Hyster-Yale Materials Handling, Inc.	5,700	363,489
John Bean Technologies Corp.	17,131	1,472,409
Joy Global, Inc.	55,800	1,562,400
Kadant, Inc.	4,900	299,880
Kennametal, Inc.	44,700	1,397,322
Lindsay Corp.	8,175	609,937
Lydall, Inc.*	8,300	513,355
Manitowoc Co., Inc. (The)*	71,900	429,962
Meritor, Inc.*	56,835	705,891
Milacron Holdings Corp.*	10,400	193,752
Miller Industries, Inc.	300	7,935
Mueller Industries, Inc.	38,114	1,523,035
Mueller Water Products, Inc., Class A	103,693	1,380,154
Navistar International Corp.*	28,600	897,182
NN, Inc.	12,700	241,935
Omega Flex, Inc.	500	27,880
Proto Labs, Inc.*	13,900	713,765
RBC Bearings, Inc.*	12,700	1,178,687
Rexnord Corp.*	57,500	1,126,425
SPX Corp.*	23,500	557,420
SPX FLOW, Inc.*	20,000	641,200
Standex International Corp.	9,079	797,590
Sun Hydraulics Corp.	15,750	629,528
Tennant Co.	11,231	799,647
Titan International, Inc.	18,000	201,780
TriMas Corp.*	26,900	632,150
Wabash National Corp.	47,300	748,286
Watts Water Technologies, Inc., Class A	16,359	1,066,607
Woodward, Inc.	29,933	2,066,874

		41,212,010

Marine (0.1%)
Costamare, Inc.	21,500	120,400
Matson, Inc.	28,900	1,022,771

		1,143,171

Professional Services (1.3%)
Acacia Research Corp.	18,141	117,917
Advisory Board Co. (The)*	23,284	774,193
Barrett Business Services, Inc.	2,700	173,070

See Notes to Financial Statements.

1301

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

CBIZ, Inc.*	27,400	$375,380
CEB, Inc.	21,504	1,303,142
Cogint, Inc. (x)*	1,900	6,555
CRA International, Inc.	800	29,280
Exponent, Inc.	16,846	1,015,814
Franklin Covey Co.*	300	6,045
FTI Consulting, Inc.*	23,500	1,059,380
GP Strategies Corp.*	2,100	60,060
Heidrick & Struggles International, Inc.	10,200	246,330
Hill International, Inc.*	1,000	4,350
Huron Consulting Group, Inc.*	14,744	746,784
ICF International, Inc.*	13,700	756,240
Insperity, Inc.	10,987	779,528
Kelly Services, Inc., Class A	16,534	378,959
Kforce, Inc.	20,200	466,620
Korn/Ferry International	28,352	834,399
Mistras Group, Inc.*	7,400	190,032
Navigant Consulting, Inc.*	26,532	694,608
On Assignment, Inc.*	31,600	1,395,455
Resources Connection, Inc.	21,995	423,404
RPX Corp.*	21,900	236,520
TriNet Group, Inc.*	23,200	594,384
TrueBlue, Inc.*	24,015	591,970
WageWorks, Inc.*	20,215	1,465,587

		14,726,006

Road & Rail (0.5%)
ArcBest Corp.	17,400	481,110
Celadon Group, Inc.	6,600	47,190
Covenant Transportation Group, Inc., Class A*	4,400	85,096
Heartland Express, Inc. (x)	29,355	597,668
Knight Transportation, Inc.	37,550	1,241,027
Marten Transport Ltd.	7,250	168,925
Roadrunner Transportation Systems, Inc.*	16,300	169,357
Saia, Inc.*	13,800	609,270
Swift Transportation Co. (x)*	42,900	1,045,044
Universal Logistics Holdings, Inc.	700	11,445
Werner Enterprises, Inc.	25,566	689,004
YRC Worldwide, Inc.*	17,600	233,728

		5,378,864

Trading Companies & Distributors (1.1%)
Aircastle Ltd.	26,955	562,012
Applied Industrial Technologies, Inc.	24,688	1,466,467
Beacon Roofing Supply, Inc.*	32,276	1,486,955
BMC Stock Holdings, Inc.*	31,200	608,400
DXP Enterprises, Inc.*	6,200	215,388
GATX Corp. (x)	23,100	1,422,498
GMS, Inc.*	7,400	216,672
H&E Equipment Services, Inc.	17,900	416,175
Kaman Corp.	16,392	802,061
MRC Global, Inc.*	58,200	1,179,132
Neff Corp., Class A*	800	11,280
NOW, Inc.*	60,500	1,238,435
Rush Enterprises, Inc., Class A*	22,200	708,180
Rush Enterprises, Inc., Class B*	200	6,174
SiteOne Landscape Supply, Inc.*	5,100	$177,123
Textainer Group Holdings Ltd. (x)	17,000	126,650
Titan Machinery, Inc.*	1,200	17,484
Triton International Ltd.	16,500	260,700
Univar, Inc.*	22,540	639,460
Veritiv Corp.*	3,000	161,250

		11,722,496

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	27,900	417,105

Total Industrials		157,916,461

Information Technology (16.7%)
Communications Equipment (1.8%)
ADTRAN, Inc.	37,906	847,199
Aerohive Networks, Inc.*	4,100	23,370
Applied Optoelectronics, Inc.*	9,400	220,336
Bel Fuse, Inc., Class B	500	15,450
Black Box Corp.	11,343	172,981
CalAmp Corp.*	23,700	343,650
Calix, Inc.*	5,800	44,660
Ciena Corp.*	77,659	1,895,653
Clearfield, Inc.*	1,200	24,840
Comtech Telecommunications Corp.	19,100	226,335
Digi International, Inc.*	6,800	93,500
EMCORE Corp.	1,900	16,530
Extreme Networks, Inc.*	57,500	289,225
Finisar Corp.*	66,800	2,022,036
Harmonic, Inc.*	82,659	413,295
Infinera Corp.*	86,261	732,356
InterDigital, Inc.	21,325	1,948,039
Ixia*	38,263	616,034
KVH Industries, Inc.*	300	3,540
Lumentum Holdings, Inc.*	28,600	1,105,390
NETGEAR, Inc.*	22,029	1,197,276
NetScout Systems, Inc.*	51,154	1,611,351
Oclaro, Inc.*	54,800	490,460
Plantronics, Inc.	24,559	1,344,851
ShoreTel, Inc.*	29,500	210,925
Silicom Ltd.	200	8,218
Sonus Networks, Inc.*	24,848	156,542
Ubiquiti Networks, Inc.*	17,100	988,380
ViaSat, Inc.*	27,140	1,797,211
Viavi Solutions, Inc.*	132,700	1,085,486

		19,945,119

Electronic Equipment, Instruments & Components (2.8%)
Agilysys, Inc.*	600	6,216
Anixter International, Inc.*	17,958	1,455,496
AVX Corp.	26,100	407,943
Badger Meter, Inc.	17,060	630,367
Belden, Inc.	25,035	1,871,867
Benchmark Electronics, Inc.*	34,748	1,059,814
Coherent, Inc.*	13,352	1,834,365
Control4 Corp.*	4,000	40,800
CTS Corp.	22,600	506,240
Daktronics, Inc.	24,900	266,430
Electro Scientific Industries, Inc.*	1,400	8,288

See Notes to Financial Statements.

1302

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

ePlus, Inc.*	3,100	$357,120
Fabrinet*	18,500	745,550
FARO Technologies, Inc.*	10,567	380,412
II-VI, Inc.*	29,386	871,295
Insight Enterprises, Inc.*	20,443	826,715
InvenSense, Inc. (x)*	38,400	491,136
Itron, Inc.*	18,900	1,187,865
Kimball Electronics, Inc.*	10,700	194,740
Knowles Corp. (x)*	48,100	803,751
Littelfuse, Inc.	12,549	1,904,562
Maxwell Technologies, Inc.*	1,500	7,680
Mesa Laboratories, Inc.	1,100	135,025
Methode Electronics, Inc.	26,500	1,095,775
MTS Systems Corp.	10,502	595,463
Novanta, Inc.*	19,300	405,300
OSI Systems, Inc.*	11,468	872,944
Park Electrochemical Corp.	15,472	288,553
PC Connection, Inc.	3,600	101,124
Plexus Corp.*	21,775	1,176,721
RadiSys Corp.*	2,100	9,303
Rogers Corp.*	13,684	1,051,068
Sanmina Corp.*	49,700	1,821,505
ScanSource, Inc.*	15,039	606,824
SYNNEX Corp.	15,862	1,919,618
Systemax, Inc.	10,871	95,339
Tech Data Corp.*	20,700	1,752,876
TTM Technologies, Inc.*	41,001	558,844
Universal Display Corp.*	22,360	1,258,868
Vishay Intertechnology, Inc. (x)	76,500	1,239,300
Vishay Precision Group, Inc.*	400	7,560

		30,850,662

Internet Software & Services (2.1%)
2U, Inc.*	20,700	624,105
Alarm.com Holdings, Inc.*	6,600	183,678
Amber Road, Inc.*	2,700	24,516
Angie’s List, Inc.*	19,900	163,777
Appfolio, Inc., Class A (x)*	1,900	45,315
Autobytel, Inc.*	1,500	20,175
Bankrate, Inc.*	32,929	363,865
Bazaarvoice, Inc.*	30,700	148,895
Benefitfocus, Inc.*	9,900	294,030
Blucora, Inc.*	26,800	395,300
Box, Inc., Class A (x)*	40,800	565,488
Brightcove, Inc.*	11,800	94,990
Carbonite, Inc.*	6,700	109,880
Care.com, Inc.*	5,400	46,278
ChannelAdvisor Corp.*	5,200	74,620
Cimpress NV (x)*	14,200	1,300,862
comScore, Inc.*	29,918	944,810
Cornerstone OnDemand, Inc.*	34,000	1,438,540
DHI Group, Inc.*	12,800	80,000
EarthLink Holdings Corp.	55,833	314,898
Endurance International Group Holdings, Inc. (x)*	33,100	307,830
Envestnet, Inc.*	27,400	965,850
Five9, Inc.*	14,700	208,593
Gogo, Inc. (x)*	32,200	296,884
GrubHub, Inc.*	46,400	1,745,568
GTT Communications, Inc.*	11,600	333,500
Hortonworks, Inc. (x)*	20,800	172,848
Instructure, Inc.*	11,600	226,780
Intralinks Holdings, Inc.*	17,200	$232,544
j2 Global, Inc.	27,578	2,255,880
Limelight Networks, Inc.*	84,300	212,436
Liquidity Services, Inc.*	10,500	102,375
LivePerson, Inc.*	28,200	212,910
LogMeIn, Inc.	15,500	1,496,525
Marchex, Inc., Class B*	2,300	6,095
MeetMe, Inc.*	13,000	64,090
MINDBODY, Inc., Class A (x)*	10,400	221,520
New Relic, Inc. (x)*	12,400	350,300
NIC, Inc.	46,855	1,119,835
Q2 Holdings, Inc.*	14,500	418,325
QuinStreet, Inc.*	4,000	15,040
Quotient Technology, Inc.*	34,200	367,650
RealNetworks, Inc.*	10,725	52,124
Reis, Inc.	200	4,450
RetailMeNot, Inc.*	18,900	175,770
Rightside Group Ltd.*	400	3,308
Shutterstock, Inc.*	8,800	418,176
SPS Commerce, Inc.*	9,600	670,944
Stamps.com, Inc. (x)*	8,300	951,595
TechTarget, Inc.*	2,500	21,325
TrueCar, Inc. (x)*	19,500	243,750
Web.com Group, Inc.*	28,400	600,660
WebMD Health Corp. (x)*	22,300	1,105,411
Xactly Corp.*	12,800	140,800
XO Group, Inc.*	4,700	91,415

		23,047,128

IT Services (2.1%)
Acxiom Corp.*	50,069	1,341,849
ALJ Regional Holdings, Inc.*	500	2,195
Blackhawk Network Holdings, Inc.*	31,049	1,169,771
CACI International, Inc., Class A*	14,759	1,834,544
Cardtronics plc, Class A*	31,600	1,724,412
Cass Information Systems, Inc.	7,181	528,306
Convergys Corp.	50,300	1,235,368
CSG Systems International, Inc.	21,665	1,048,586
Datalink Corp.*	1,000	11,260
EPAM Systems, Inc.*	27,600	1,774,956
EVERTEC, Inc.	37,900	672,725
ExlService Holdings, Inc.*	22,100	1,114,724
Forrester Research, Inc.	6,200	266,290
Hackett Group, Inc. (The)	7,619	134,552
Information Services Group, Inc.*	500	1,820
Lionbridge Technologies, Inc.*	10,100	58,580
ManTech International Corp., Class A	18,541	783,357
MAXIMUS, Inc.	38,968	2,174,024
MoneyGram International, Inc.*	13,000	153,530
NCI, Inc., Class A	400	5,580
NeuStar, Inc., Class A*	34,700	1,158,980
Perficient, Inc.*	21,700	379,533
PFSweb, Inc.*	1,700	14,450
Planet Payment, Inc.*	3,500	14,280
Science Applications International Corp.	24,200	2,052,160

See Notes to Financial Statements.

1303

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

ServiceSource International, Inc.*	32,800	$186,304
Sykes Enterprises, Inc.*	21,699	626,233
Syntel, Inc.	17,964	355,508
TeleTech Holdings, Inc.	9,725	296,613
Travelport Worldwide Ltd.	59,600	840,360
Unisys Corp. (x)*	30,464	455,437
Virtusa Corp.*	16,500	414,480

		22,830,767

Semiconductors & Semiconductor Equipment (3.9%)
Acacia Communications, Inc. (x)*	3,000	185,250
Advanced Energy Industries, Inc.*	26,403	1,445,564
Advanced Micro Devices, Inc.*	435,802	4,941,996
Alpha & Omega Semiconductor Ltd.*	5,300	112,731
Ambarella, Inc. (x)*	16,600	898,558
Amkor Technology, Inc.*	57,800	609,790
Applied Micro Circuits Corp.*	44,200	364,650
Axcelis Technologies, Inc.*	2,600	37,830
Brooks Automation, Inc.	39,150	668,291
Cabot Microelectronics Corp.	16,920	1,068,836
Cavium, Inc.*	35,062	2,189,271
CEVA, Inc.*	11,400	382,470
Cirrus Logic, Inc.*	36,467	2,061,844
Cohu, Inc.	600	8,340
Diodes, Inc.*	29,708	762,604
DSP Group, Inc.*	1,100	14,355
Entegris, Inc.*	77,946	1,395,233
Exar Corp.*	9,000	97,020
FormFactor, Inc.*	32,981	369,387
GigPeak, Inc.*	10,300	25,956
Impinj, Inc. (x)*	4,200	148,428
Inphi Corp.*	22,500	1,003,950
Integrated Device Technology, Inc.*	75,400	1,776,424
Intersil Corp., Class A	77,200	1,721,560
IXYS Corp.	13,100	155,890
Kopin Corp.*	4,500	12,780
Lattice Semiconductor Corp.*	84,300	620,448
MACOM Technology Solutions Holdings, Inc. (x)*	13,200	610,896
MaxLinear, Inc., Class A*	30,593	666,927
Microsemi Corp.*	67,913	3,665,265
MKS Instruments, Inc.	33,872	2,011,997
Monolithic Power Systems, Inc.	22,496	1,843,097
Nanometrics, Inc.*	13,500	338,310
NeoPhotonics Corp.*	16,000	172,960
NVE Corp.	1,343	95,930
PDF Solutions, Inc.*	10,200	230,010
Photronics, Inc.*	35,600	402,280
Power Integrations, Inc.	18,524	1,256,853
Rambus, Inc.*	72,100	992,817
Rudolph Technologies, Inc.*	10,700	249,845
Semtech Corp.*	46,296	1,460,639
Sigma Designs, Inc.*	3,600	21,600
Silicon Laboratories, Inc.*	25,000	1,625,000
Synaptics, Inc.*	23,437	1,255,754
Tessera Holding Corp.	31,010	1,370,642
Ultra Clean Holdings, Inc.*	1,300	12,610
Ultratech, Inc.*	14,924	$357,878
Veeco Instruments, Inc.*	30,694	894,730
Xcerra Corp.*	5,900	45,076

		42,660,572

Software (3.5%)
8x8, Inc.*	57,000	815,100
A10 Networks, Inc.*	24,800	206,088
ACI Worldwide, Inc.*	76,416	1,386,950
American Software, Inc., Class A	500	5,165
Aspen Technology, Inc.*	48,200	2,635,575
Barracuda Networks, Inc.*	14,600	312,878
Blackbaud, Inc.	26,487	1,695,168
Bottomline Technologies de, Inc.*	23,491	587,745
BroadSoft, Inc.*	16,600	684,750
Callidus Software, Inc.*	31,500	529,200
CommVault Systems, Inc.*	25,314	1,301,140
Digimarc Corp. (x)*	2,200	66,000
Ebix, Inc. (x)	12,200	696,010
Ellie Mae, Inc.*	18,600	1,556,448
EnerNOC, Inc.*	5,900	35,400
Exa Corp.*	500	7,680
Fair Isaac Corp.	19,727	2,351,853
Gigamon, Inc.*	18,700	851,785
Globant SA*	14,500	483,575
Glu Mobile, Inc. (x)*	73,100	141,814
Guidance Software, Inc.*	500	3,540
HubSpot, Inc.*	16,300	766,100
Imperva, Inc.*	19,700	756,480
Jive Software, Inc.*	8,500	36,975
Mentor Graphics Corp.	68,418	2,523,940
MicroStrategy, Inc., Class A*	6,309	1,245,397
Mitek Systems, Inc.*	8,700	53,505
MobileIron, Inc.*	2,600	9,750
Model N, Inc.*	2,800	24,780
Monotype Imaging Holdings, Inc.	26,300	522,055
Park City Group, Inc.*	500	6,350
Paycom Software, Inc. (x)*	24,900	1,132,701
Paylocity Holding Corp.*	12,200	366,122
Pegasystems, Inc.	20,850	750,600
Progress Software Corp.	31,977	1,021,026
Proofpoint, Inc.*	25,800	1,822,770
PROS Holdings, Inc.*	14,900	320,648
QAD, Inc., Class A	800	24,320
Qualys, Inc.*	20,300	642,495
Rapid7, Inc.*	10,400	126,568
RealPage, Inc.*	31,500	945,000
RingCentral, Inc., Class A*	30,300	624,180
Rosetta Stone, Inc.*	700	6,237
Rubicon Project, Inc. (The)*	21,900	162,498
Sapiens International Corp. NV	3,400	48,756
SecureWorks Corp., Class A*	10,300	109,077
Silver Spring Networks, Inc.*	20,300	270,193
Synchronoss Technologies, Inc.*	25,434	974,122
Take-Two Interactive Software, Inc.*	53,356	2,629,917
Tangoe, Inc.*	13,400	105,592
Telenav, Inc.*	1,000	7,050

See Notes to Financial Statements.

1304

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

TiVo Corp.*	75,394	$1,575,735
Varonis Systems, Inc.*	6,700	179,560
VASCO Data Security International, Inc.*	14,200	193,830
Verint Systems, Inc.*	35,751	1,260,223
VirnetX Holding Corp. (x)*	9,200	20,240
Workiva, Inc.*	8,600	117,390
Zendesk, Inc.*	45,900	973,080
Zix Corp.*	1,700	8,398

		38,717,524

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	60,700	806,703
Avid Technology, Inc.*	3,500	15,400
CPI Card Group, Inc.	4,600	19,090
Cray, Inc.*	25,400	525,780
Diebold Nixdorf, Inc.	36,600	920,490
Eastman Kodak Co.*	10,300	159,650
Electronics for Imaging, Inc.*	26,952	1,182,115
Immersion Corp.*	2,600	27,638
Nimble Storage, Inc.*	23,500	186,120
Pure Storage, Inc., Class A (x)*	34,500	390,195
Stratasys Ltd.*	28,800	476,352
Super Micro Computer, Inc.*	19,900	558,195
USA Technologies, Inc. (x)*	2,300	9,890

		5,277,618

Total Information Technology		183,329,390

Materials (4.8%)
Chemicals (2.5%)
A. Schulman, Inc.	13,843	463,048
American Vanguard Corp.	9,900	189,585
Balchem Corp.	19,085	1,601,613
Calgon Carbon Corp.	35,038	595,646
Chase Corp.	1,800	150,390
Chemours Co. (The) (x)	103,600	2,288,524
Chemtura Corp.*	42,400	1,407,680
Ferro Corp.*	52,173	747,639
Flotek Industries, Inc. (x)*	31,000	291,090
FutureFuel Corp.	7,300	101,470
GCP Applied Technologies, Inc.*	40,100	1,072,675
H.B. Fuller Co.	28,859	1,394,178
Hawkins, Inc.	3,400	183,430
Ingevity Corp.*	24,100	1,322,126
Innophos Holdings, Inc.	14,913	779,353
Innospec, Inc.	17,400	1,191,900
KMG Chemicals, Inc.	1,700	66,113
Koppers Holdings, Inc.*	15,013	605,024
Kraton Corp.*	23,400	666,432
Kronos Worldwide, Inc. (x)	25,200	300,888
LSB Industries, Inc. (x)*	3,200	26,944
Minerals Technologies, Inc.	21,250	1,641,563
Olin Corp.	92,501	2,368,951
OMNOVA Solutions, Inc.*	16,200	162,000
PolyOne Corp.	54,300	1,739,772
Quaker Chemical Corp.	9,100	1,164,254
Rayonier Advanced Materials, Inc.	22,700	350,942
Sensient Technologies Corp.	24,725	1,942,891
Stepan Co.	12,488	$1,017,522
TerraVia Holdings, Inc. (x)*	32,400	37,260
Trecora Resources*	600	8,310
Tredegar Corp.	14,129	339,096
Trinseo SA	16,300	966,590
Tronox Ltd., Class A	24,600	253,626
Valhi, Inc.	1,900	6,574

		27,445,099

Construction Materials (0.2%)
Headwaters, Inc.*	45,700	1,074,864
Summit Materials, Inc., Class A*	44,241	1,052,484
U.S. Concrete, Inc. (x)*	8,300	543,650
United States Lime & Minerals, Inc.	600	45,450

		2,716,448

Containers & Packaging (0.2%)
AEP Industries, Inc.	1,600	185,760
Greif, Inc., Class A	17,400	892,794
Greif, Inc., Class B	1,400	94,570
Multi Packaging Solutions International Ltd.*	13,100	186,806
Myers Industries, Inc.	21,400	306,020

		1,665,950

Metals & Mining (1.3%)
AK Steel Holding Corp.*	181,436	1,852,461
Allegheny Technologies, Inc. (x)	61,400	978,102
Carpenter Technology Corp.	28,500	1,030,845
Century Aluminum Co.*	36,700	314,152
Cliffs Natural Resources, Inc.*	126,800	1,066,388
Coeur Mining, Inc.*	92,936	844,788
Commercial Metals Co.	63,100	1,374,318
Ferroglobe plc	35,400	383,382
Handy & Harman Ltd.*	1,200	30,660
Haynes International, Inc.	8,833	379,731
Hecla Mining Co.	199,429	1,045,008
Kaiser Aluminum Corp.	9,591	745,125
Materion Corp.	7,345	290,862
Olympic Steel, Inc.	1,600	38,768
Redcorp Ventures Ltd.*†	46,400	—
Ryerson Holding Corp.*	10,000	133,500
Schnitzer Steel Industries, Inc., Class A	10,500	269,850
Stillwater Mining Co.*	75,678	1,219,173
SunCoke Energy, Inc.*	32,010	362,993
TimkenSteel Corp.*	22,700	351,396
Worthington Industries, Inc.	27,480	1,303,651

		14,015,153

Paper & Forest Products (0.6%)
Boise Cascade Co.*	22,700	510,750
Clearwater Paper Corp.*	10,838	710,431
Deltic Timber Corp.	4,353	335,486
KapStone Paper and Packaging Corp.	54,972	1,212,133
Louisiana-Pacific Corp.*	89,148	1,687,571
Neenah Paper, Inc.	10,700	911,640
P.H. Glatfelter Co.	28,215	674,056

See Notes to Financial Statements.

1305

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Schweitzer-Mauduit International, Inc.	16,964	$772,371

		6,814,438

Total Materials		52,657,088

Real Estate (7.8%)
Equity Real Estate Investment Trusts (REITs) (7.3%)
Acadia Realty Trust (REIT)	45,373	1,482,790
Agree Realty Corp. (REIT)	13,200	607,860
Alexander’s, Inc. (REIT)	1,775	757,694
American Assets Trust, Inc. (REIT)	24,218	1,043,311
Armada Hoffler Properties, Inc. (REIT)	13,300	193,781
Ashford Hospitality Prime, Inc. (REIT)	10,088	137,701
Ashford Hospitality Trust, Inc. (REIT)	37,200	288,672
Bluerock Residential Growth REIT, Inc. (REIT)	1,000	13,720
CareTrust REIT, Inc. (REIT)	26,713	409,243
CatchMark Timber Trust, Inc. (REIT), Class A	13,600	153,136
CBL & Associates Properties, Inc. (REIT)	95,500	1,098,250
Cedar Realty Trust, Inc. (REIT)	42,400	276,872
Chatham Lodging Trust (REIT)	19,500	400,725
Chesapeake Lodging Trust (REIT)	35,000	905,100
City Office REIT, Inc. (REIT)	3,100	40,827
Colony Starwood Homes (REIT)	36,800	1,060,208
Community Healthcare Trust, Inc. (REIT)	3,700	85,211
CorEnergy Infrastructure Trust, Inc. (REIT)	4,700	163,936
CoreSite Realty Corp. (REIT)	19,000	1,508,030
Cousins Properties, Inc. (REIT)	200,283	1,704,408
DiamondRock Hospitality Co. (REIT)	123,698	1,426,238
DuPont Fabros Technology, Inc. (REIT)	42,200	1,853,846
Easterly Government Properties, Inc. (REIT)	18,700	374,374
EastGroup Properties, Inc. (REIT)	21,827	1,611,706
Education Realty Trust, Inc. (REIT)	41,698	1,763,825
Farmland Partners, Inc. (REIT) (x)	1,300	14,508
FelCor Lodging Trust, Inc. (REIT)	74,272	594,919
First Industrial Realty Trust, Inc. (REIT)	69,230	1,941,901
First Potomac Realty Trust (REIT)	31,244	342,747
Four Corners Property Trust, Inc. (REIT)	34,200	701,784
Franklin Street Properties Corp. (REIT)	55,099	714,083
GEO Group, Inc. (The) (REIT)	46,842	$1,683,033
Getty Realty Corp. (REIT)	23,175	590,731
Gladstone Commercial Corp. (REIT)	7,600	152,760
Global Net Lease, Inc. (REIT) (x)	96,500	755,595
Government Properties Income Trust (REIT)	37,066	706,663
Gramercy Property Trust (REIT)	234,016	2,148,266
Healthcare Realty Trust, Inc. (REIT)	63,558	1,927,079
Hersha Hospitality Trust (REIT)	30,619	658,309
Hudson Pacific Properties, Inc. (REIT)	53,700	1,867,686
Independence Realty Trust, Inc. (REIT)	29,100	259,572
InfraREIT, Inc. (REIT)*	22,524	403,405
Investors Real Estate Trust (REIT)	60,196	429,197
iStar, Inc. (REIT)*	51,000	630,870
Kite Realty Group Trust (REIT)	47,157	1,107,246
LaSalle Hotel Properties (REIT)	63,240	1,926,923
Lexington Realty Trust (REIT)	147,686	1,595,009
LTC Properties, Inc. (REIT)	21,469	1,008,614
Mack-Cali Realty Corp. (REIT)	51,100	1,482,922
Medical Properties Trust, Inc. (REIT)	170,559	2,097,875
Monmouth Real Estate Investment Corp. (REIT)	32,251	491,505
Monogram Residential Trust, Inc. (REIT)	94,000	1,017,080
National Health Investors, Inc. (REIT)	21,528	1,596,732
National Storage Affiliates Trust (REIT)	20,200	445,814
New Senior Investment Group, Inc. (REIT)	37,500	367,125
New York REIT, Inc. (REIT)	101,500	1,027,180
NexPoint Residential Trust, Inc. (REIT)	5,000	111,700
NorthStar Realty Europe Corp. (REIT)	33,700	423,609
One Liberty Properties, Inc. (REIT)	7,500	188,400
Parkway, Inc. (REIT)*	25,035	557,029
Pebblebrook Hotel Trust (REIT)	42,843	1,274,579
Pennsylvania REIT (REIT)	44,352	840,914
Physicians Realty Trust (REIT)	75,000	1,422,000
Potlatch Corp. (REIT)	29,144	1,213,848
Preferred Apartment Communities, Inc. (REIT), Class A	4,400	65,604
PS Business Parks, Inc. (REIT)	11,580	1,349,302
QTS Realty Trust, Inc. (REIT), Class A	26,500	1,315,725
RAIT Financial Trust (REIT)	47,100	158,256

See Notes to Financial Statements.

1306

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Ramco-Gershenson Properties Trust (REIT)	41,400	$686,412
Retail Opportunity Investments Corp. (REIT)	55,300	1,168,489
Rexford Industrial Realty, Inc. (REIT)	36,500	846,435
RLJ Lodging Trust (REIT)	74,300	1,819,607
Ryman Hospitality Properties, Inc. (REIT)	24,134	1,520,683
Sabra Health Care REIT, Inc. (REIT)	44,283	1,081,391
Saul Centers, Inc. (REIT)	5,600	373,016
Select Income REIT (REIT)	35,400	892,080
Seritage Growth Properties (REIT), Class A (x)	14,100	602,211
Silver Bay Realty Trust Corp. (REIT)	22,200	380,508
STAG Industrial, Inc. (REIT)	38,900	928,543
Summit Hotel Properties, Inc. (REIT)	61,700	989,051
Sunstone Hotel Investors, Inc. (REIT)	117,078	1,785,440
Terreno Realty Corp. (REIT)	24,600	700,854
Tier REIT, Inc. (REIT)	27,000	469,530
UMH Properties, Inc. (REIT)	3,700	55,685
Universal Health Realty Income Trust (REIT)	10,250	672,298
Urban Edge Properties (REIT)	50,100	1,378,251
Urstadt Biddle Properties, Inc. (REIT), Class A	22,389	539,799
Washington Prime Group, Inc. (REIT)	105,100	1,094,091
Washington Real Estate Investment Trust (REIT)	47,017	1,536,986
Whitestone REIT (REIT)	9,600	138,048
Xenia Hotels & Resorts, Inc. (REIT)	63,000	1,223,460

		79,852,431

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	29,200	1,310,204
Altisource Portfolio Solutions SA (x)*	10,000	265,900
AV Homes, Inc.*	3,400	53,720
Consolidated-Tomoka Land Co.	3,000	160,260
Forestar Group, Inc.*	25,821	343,419
FRP Holdings, Inc.*	600	22,620
Griffin Industrial Realty, Inc.	100	3,173
HFF, Inc., Class A	21,300	644,325
Kennedy-Wilson Holdings, Inc.	52,400	1,074,200
Marcus & Millichap, Inc.*	5,800	154,976
RE/MAX Holdings, Inc., Class A	10,000	560,000
RMR Group, Inc. (The), Class A	3,426	135,327
St Joe Co. (The)*	36,400	691,600
Stratus Properties, Inc.*	200	6,550
Tejon Ranch Co.*	6,902	175,518

		5,601,792

Total Real Estate		85,454,223

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	6,800	$544,884
Cincinnati Bell, Inc.*	23,707	529,851
Cogent Communications Holdings, Inc.	23,225	960,354
Consolidated Communications Holdings, Inc.	34,635	929,950
FairPoint Communications, Inc.*	4,900	91,630
General Communication, Inc., Class A*	18,400	357,880
Globalstar, Inc. (x)*	268,800	424,704
Hawaiian Telcom Holdco, Inc.*	800	19,824
IDT Corp., Class B	9,900	183,546
Inteliquent, Inc.	18,627	426,931
Intelsat SA*	18,000	48,060
Iridium Communications, Inc. (x)*	46,500	446,400
Lumos Networks Corp.*	12,660	197,749
ORBCOMM, Inc.*	33,500	277,045
pdvWireless, Inc. (x)*	6,200	139,810
Straight Path Communications, Inc., Class B (x)*	3,300	111,903
Vonage Holdings Corp.*	101,100	692,535
Windstream Holdings, Inc. (x)	56,900	417,077

		6,800,133

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	22,500	274,275
NII Holdings, Inc.*	15,300	32,895
Shenandoah Telecommunications Co.	26,848	732,950
Spok Holdings, Inc.	15,100	313,325

		1,353,445

Total Telecommunication Services		8,153,578

Utilities (3.6%)
Electric Utilities (1.1%)
ALLETE, Inc.	28,423	1,824,472
El Paso Electric Co.	21,946	1,020,489
Empire District Electric Co. (The)	30,023	1,023,484
Genie Energy Ltd., Class B*	1,300	7,475
IDACORP, Inc.	29,208	2,352,705
MGE Energy, Inc.	23,179	1,513,589
Otter Tail Corp.	22,725	927,180
PNM Resources, Inc.	48,881	1,676,618
Portland General Electric Co.	50,632	2,193,885
Spark Energy, Inc., Class A (x)	9,400	284,820

		12,824,717

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	11,250	753,188
Delta Natural Gas Co., Inc.	1,100	32,263
New Jersey Resources Corp.	46,322	1,644,431
Northwest Natural Gas Co.	15,142	905,492
ONE Gas, Inc.	30,000	1,918,800
South Jersey Industries, Inc.	41,952	1,413,363

See Notes to Financial Statements.

1307

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Southwest Gas Corp.	26,036	$1,994,878
Spire, Inc.	25,052	1,617,107
WGL Holdings, Inc.	31,025	2,366,586

		12,646,108

Independent Power and Renewable Electricity Producers (0.5%)
Atlantic Power Corp.*	18,400	46,000
Atlantica Yield plc	27,694	535,879
Dynegy, Inc.*	71,223	602,547
NRG Yield, Inc., Class A	19,300	296,448
NRG Yield, Inc., Class C	35,782	565,356
Ormat Technologies, Inc.	25,700	1,378,033
Pattern Energy Group, Inc.	38,100	723,519
TerraForm Global, Inc., Class A*	49,900	197,105
TerraForm Power, Inc., Class A (x)*	49,500	634,095
Vivint Solar, Inc. (x)*	55,100	140,505

		5,119,487

Multi-Utilities (0.5%)
Avista Corp.	36,899	1,475,591
Black Hills Corp.	28,419	1,743,221
NorthWestern Corp.	26,878	1,528,552
Unitil Corp.	11,200	507,808

		5,255,172

Water Utilities (0.3%)
American States Water Co.	23,758	1,082,414
Artesian Resources Corp., Class A	1,900	60,686
California Water Service Group	24,400	827,160
Connecticut Water Service, Inc.	6,200	346,270
Consolidated Water Co. Ltd.	2,500	27,125
Global Water Resources, Inc. (x)	1,500	13,650
Middlesex Water Co.	9,100	390,754
SJW Group	8,800	492,624
York Water Co. (The)	2,600	99,320

		3,340,003

Total Utilities		39,185,487

Total Common Stocks (98.6%) (Cost $675,731,598)		1,079,829,329

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Chelsea Therapeutics, Inc. (Contingent Value Shares) (x)*†	48,600	2,916
Durata Therapeutics, Inc. (Contingent Value Shares)*†	9,800	1,176
Dyax Corp. (Contingent Value Shares)*†	85,268	70,985
Tobira Therapeutics, Inc. (Contingent Value Shares) (x)*†	2,288	23,578

		98,655

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares)*†	10,000	$—
Omthera Pharmaceuticals, Inc. (Contingent Value Shares)*†	5,500	2,475

		2,475

Total Health Care		101,130

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	44,800	100,800

Total Telecommunication Services		100,800

Total Rights (0.0%) (Cost $—)		201,930

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	11,293,750	11,297,138

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.6%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $5,100,005. (xx)	$5,000,000	5,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $1,400,107, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $1,428,000. (xx)	1,400,000	1,400,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $3,400,268, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $3,468,000. (xx)	3,400,000	3,400,000

See Notes to Financial Statements.

1308

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $3,000,317, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $3,060,011. (xx)	$3,000,000	$3,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $13,001,517, collateralized by various Common Stocks; total market value $14,450,215. (xx)	13,000,000	13,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $5,900,688, collateralized by various Common Stocks; total market value $6,558,175. (xx)	5,900,000	5,900,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,233,173, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,257,767. (xx)	1,233,105	1,233,105
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $7,000,358, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $7,140,087. (xx)	7,000,000	7,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $4,400,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $4,490,274. (xx)	4,400,000	4,400,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $3,000,253, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,061,550. (xx)	3,000,000	3,000,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $5,100,323, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $5,204,636. (xx)	$5,100,000	$5,100,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $2,040,113. (xx)	2,000,000	2,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $3,000,200, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $3,060,204. (xx)	3,000,000	3,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000,278, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $5,100,002. (xx)	5,000,000	5,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $7,000,350, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $7,140,000. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

1309

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $6,000,723, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $6,120,004. (xx)	$6,000,000	$6,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $5,000,603, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $5,100,001. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		82,433,105

Total Short-Term Investments (8.6%) (Cost $93,728,280)		93,730,243

Total Investments (107.2%) (Cost $769,459,878)		1,173,761,502
Other Assets Less Liabilities (-7.2%)		(79,087,353)

Net Assets (100%)		$1,094,674,149

*	Non-income producing.
†	Securities (totaling $201,930 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,676,475.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $79,177,191. This was secured by cash collateral of $82,433,105 which was subsequently invested in joint repurchase agreements with a total value of $82,433,105, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $11,712 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 4.250%, maturing 1/12/17 - 8/15/46.

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	195	March-17	$13,185,728	$13,229,775	$44,047

See Notes to Financial Statements.

1310

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$135,325,961	$421,621	$—		$135,747,582
Consumer Staples	32,118,647	16,290	—		32,134,937
Energy	39,975,525	—	—		39,975,525
Financials	214,421,191	—	—		214,421,191
Health Care	130,853,867	—	—		130,853,867
Industrials	157,916,461	—	—		157,916,461
Information Technology	183,329,390	—	—		183,329,390
Materials	52,657,088	—	—	(c)	52,657,088
Real Estate	85,451,050	3,173	—		85,454,223
Telecommunication Services	8,153,578	—	—		8,153,578
Utilities	39,185,487	—	—		39,185,487
Futures	44,047	—	—		44,047
Rights
Health Care	—	—	101,130		101,130
Telecommunication Services	—	—	100,800		100,800
Short-Term Investments
Investment Companies	11,297,138	—	—		11,297,138
Repurchase Agreements	—	82,433,105	—		82,433,105

Total Assets	$1,090,729,430	$82,874,189	$201,930		$1,173,805,549

Total Liabilities	$—	$—	$—		$—

Total	$1,090,729,430	$82,874,189	$201,930		$1,173,805,549

(a)	A security with a market value of $120,120 transferred from Level 3 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $16,290 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

1311

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$44,047	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$1,612,300

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$164,696

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,456,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$144,314,752
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$176,844,828

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$475,007,803
Aggregate gross unrealized depreciation	(74,721,122)

Net unrealized appreciation	$400,286,681

Federal income tax cost of investments	$773,474,821

See Notes to Financial Statements.

1312

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $687,026,773)	$1,091,328,397
Repurchase Agreements (Cost $82,433,105)	82,433,105
Cash	2,674,475
Dividends, interest and other receivables	1,360,752
Receivable from Separate Accounts for Trust shares sold	370,425
Securities lending income receivable	158,284
Other assets	3,000

Total assets	1,178,328,438

LIABILITIES
Payable for return of collateral on securities loaned	82,433,105
Payable to Separate Accounts for Trust shares redeemed	528,484
Investment management fees payable	231,799
Distribution fees payable – Class IB	198,099
Administrative fees payable	91,350
Due to broker for futures variation margin	55,574
Distribution fees payable – Class IA	23,116
Trustees’ fees payable	1,128
Accrued expenses	91,634

Total liabilities	83,654,289

NET ASSETS	$1,094,674,149

Net assets were comprised of:
Paid in capital	$690,818,391
Accumulated undistributed net investment income (loss)	1,200,252
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,690,586)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	404,346,092

Net assets	$1,094,674,149

Class IA
Net asset value, offering and redemption price per share, $109,796,851 / 9,668,972 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.36

Class IB
Net asset value, offering and redemption price per share, $934,933,338 / 82,276,633 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.36

Class K
Net asset value, offering and redemption price per share, $49,943,960 / 4,400,793 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.35

(x)	Includes value of securities on loan of $79,177,191.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $2,595 foreign withholding tax)	$13,921,199
Interest	10,047
Securities lending (net)	1,426,568

Total income	15,357,814

EXPENSES
Investment management fees	2,390,569
Distribution fees – Class IB	2,058,088
Administrative fees	959,907
Distribution fees – Class IA	223,209
Custodian fees	102,025
Professional fees	73,576
Printing and mailing expenses	64,643
Trustees’ fees	21,742
Miscellaneous	25,164

Total expenses	5,918,923

NET INVESTMENT INCOME (LOSS)	9,438,891

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	59,461,042
Net distributions of realized gain received from underlying funds	66
Futures	1,612,300
Foreign currency transactions	(421)

Net realized gain (loss)	61,072,987

Change in unrealized appreciation (depreciation) on:
Investments	115,481,656
Futures	164,696
Foreign currency translations	421

Net change in unrealized appreciation (depreciation)	115,646,773

NET REALIZED AND UNREALIZED GAIN (LOSS)	176,719,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$186,158,651

See Notes to Financial Statements.

1313

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,438,891	$8,038,231
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	61,072,987	85,348,680
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	115,646,773	(139,582,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,158,651	(46,195,140)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(962,462)	(698,547)
Class IB	(8,241,888)	(6,898,064)
Class K	(565,274)	(482,109)

	(9,769,624)	(8,078,720)

Distributions from net realized capital gains
Class IA	(6,447,446)	(7,118,249)
Class IB	(55,373,738)	(70,354,122)
Class K	(2,949,904)	(3,788,731)

	(64,771,088)	(81,261,102)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(74,540,712)	(89,339,822)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,261,900 and 2,401,933 shares, respectively ]	24,148,807	28,305,570
Capital shares issued in reinvestment of dividends and distributions [ 650,067 and 781,605 shares, respectively ]	7,409,908	7,816,796
Capital shares repurchased [ (1,434,808) and (2,446,654) shares, respectively ]	(15,103,096)	(28,003,230)

Total Class IA transactions	16,455,619	8,119,136

Class IB
Capital shares sold [ 5,191,765 and 6,876,572 shares, respectively ]	54,676,633	80,649,373
Capital shares issued in reinvestment of dividends and distributions [ 5,577,475 and 7,718,900 shares, respectively ]	63,615,626	77,252,186
Capital shares repurchased [ (9,909,944) and (9,019,150) shares, respectively ]	(102,676,572)	(105,714,719)

Total Class IB transactions	15,615,687	52,186,840

Class K
Capital shares sold [ 576,095 and 1,046,125 shares, respectively ]	5,942,714	12,333,815
Capital shares issued in reinvestment of dividends and distributions [ 308,554 and 427,249 shares, respectively ]	3,515,178	4,270,840
Capital shares repurchased [ (877,212) and (1,005,197) shares, respectively ]	(8,849,065)	(11,812,734)

Total Class K transactions	608,827	4,791,921

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	32,680,133	65,097,897

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,298,072	(70,437,065)
NET ASSETS:
Beginning of year	950,376,077	1,020,813,142

End of year (a)	$1,094,674,149	$950,376,077

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,200,252	$610,142

See Notes to Financial Statements.

1314

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.10	$11.70	$12.27	$9.71	$9.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments and futures	1.98	(0.65)	0.51	3.53	1.28

Total from investment operations	2.08	(0.56)	0.59	3.61	1.40

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.09)	(0.10)	(0.13)
Distributions from net realized gains	(0.71)	(0.95)	(1.07)	(0.95)	(0.63)

Total dividends and distributions	(0.82)	(1.04)	(1.16)	(1.05)	(0.76)

Net asset value, end of year	$11.36	$10.10	$11.70	$12.27	$9.71

Total return	20.63%	(4.63)%	4.87%	37.45%	15.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$109,797	$82,776	$87,206	$85,096	$53,627
Ratio of expenses to average net assets (f)	0.63%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.99%	0.77%	0.65%	0.71%	1.20%
Portfolio turnover rate^	15%	17%	14%	15%	16%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.11	$11.70	$12.28	$9.72	$9.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments and futures	1.97	(0.64)	0.50	3.53	1.29

Total from investment operations	2.07	(0.55)	0.58	3.61	1.41

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.09)	(0.10)	(0.13)
Distributions from net realized gains	(0.71)	(0.95)	(1.07)	(0.95)	(0.63)

Total dividends and distributions	(0.82)	(1.04)	(1.16)	(1.05)	(0.76)

Net asset value, end of year	$11.36	$10.11	$11.70	$12.28	$9.72

Total return	20.51%	(4.54)%	4.78%	37.42%	15.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$934,933	$823,229	$887,691	$922,001	$718,214
Ratio of expenses to average net assets (f)	0.63%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.97%	0.77%	0.64%	0.69%	1.22%
Portfolio turnover rate^	15%	17%	14%	15%	16%

See Notes to Financial Statements.

1315

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EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.10	$11.70	$12.27	$9.71	$9.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.11	0.10	0.15
Net realized and unrealized gain (loss) on investments and futures	1.97	(0.62)	0.51	3.54	1.28

Total from investment operations	2.10	(0.53)	0.62	3.64	1.43

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.12)	(0.13)	(0.16)
Distributions from net realized gains	(0.71)	(0.95)	(1.07)	(0.95)	(0.63)

Total dividends and distributions	(0.85)	(1.07)	(1.19)	(1.08)	(0.79)

Net asset value, end of year	$11.35	$10.10	$11.70	$12.27	$9.71

Total return	20.83%	(4.38)%	5.12%	37.80%	15.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,944	$44,370	$45,916	$46,570	$85,459
Ratio of expenses to average net assets (f)	0.38%	0.37%	0.38%	0.38%	0.38%
Ratio of net investment income (loss) to average net assets (f)	1.22%	1.02%	0.89%	0.88%	1.47%
Portfolio turnover rate^	15%	17%	14%	15%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1316

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	1.35%	14.76%	7.37%
Portfolio – Class IB Shares	1.34	14.76	7.22
Portfolio – Class K Shares**	1.59	15.05	14.57
Russell 1000® Growth Index	7.08	14.50	8.33

*   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 12/1/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.34% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 7.08% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The financials sector provided the biggest boost to relative results due to stock selection. Morgan Stanley and TD Ameritrade Holding were key areas of strength.

•	In materials, an underweight allocation detracted, but stock selection overcame to add relative value to the Portfolio.

•

Real estate was another notable contributor due to stock selection, helped by wireless tower operator American Tower. The company contributed to relative performance, particularly in the first half of the year when defensive businesses that pay dividends were heavily in favor as investors were on the hunt for yield and stability amid low rates in fixed income.

What hurt performance during the year:

•

Stock selection in health care combined with negative group weight to make the sector the biggest source of underperformance versus the benchmark. Allergan, Valeant Pharmaceuticals International, and Alexion Pharmaceuticals were areas of weakness for the sector.

•	While an overweight allocation to information technology was helpful, stock selection overcame the positive contribution to make the sector the second-biggest relative detractor.

•

An underweight to industrials and business services detracted, and stock choices hurt as well. Exposure to Roper Technologies weighed on relative performance, with shares of the industrial conglomerate down nearly 3% for the year.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

Large-cap growth stock valuations appear relatively attractive versus their value counterparts and compared with small- and mid-cap stocks, which recorded strong fourth-quarter and 12-month gains. We are not concerned that interest rates are rising because moderately rising rates are a sign that the economy is growing. We are bottom-up stock pickers focused on owning what we believe are attractively priced companies with durable growth prospects — fundamental analysis is at the heart of our stock-selection process. Despite the uncertainties in the current macroeconomic environment, we intend to maintain our focus on companies that are diversified by product and geography and that generate a high level of recurring revenue. If Mr. Trump’s agenda is pursued successfully, multinational companies may benefit from improving global growth. Large-cap growth stocks would benefit from a rollback in corporate tax rates and an increase in infrastructure spending in 2017. However, policy initiatives take time to implement, and we intend to maintain our risk-aware investment approach to stock selection.

1317

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	36.2%
Consumer Discretionary	26.1
Health Care	15.6
Industrials	6.7
Financials	6.3
Consumer Staples	3.6
Real Estate	3.0
Repurchase Agreements	1.8
Investment Company	0.7
Utilities	0.7
Materials	0.7
Telecommunication Services	0.4
Cash and Other	(1.8)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,078.62	$5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.42
Class IB
Actual	1,000.00	1,078.64	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.42
Class K
Actual	1,000.00	1,080.18	4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.15

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1318

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (26.1%)
Auto Components (0.8%)
Delphi Automotive plc	111,900	$7,536,465

Automobiles (2.2%)
Ferrari NV	139,420	8,105,879
Tesla Motors, Inc. (x)*	63,104	13,484,694

		21,590,573

Hotels, Restaurants & Leisure (4.2%)
Hilton Worldwide Holdings, Inc.	175,100	4,762,720
Las Vegas Sands Corp.	115,665	6,177,668
Marriott International, Inc., Class A	108,400	8,962,512
MGM Resorts International*	333,446	9,613,248
Starbucks Corp.	151,364	8,403,729
Yum! Brands, Inc.	65,400	4,141,782

		42,061,659

Internet & Direct Marketing Retail (12.9%)
Amazon.com, Inc.*	101,802	76,338,266
Ctrip.com International Ltd. (ADR)*	115,800	4,632,000
Netflix, Inc.*	33,863	4,192,239
Priceline Group, Inc. (The)*	29,664	43,489,204

		128,651,709

Multiline Retail (0.4%)
Dollar General Corp.	53,700	3,977,559

Specialty Retail (5.6%)
AutoZone, Inc.*	15,344	12,118,538
Home Depot, Inc. (The)	57,200	7,669,376
Lowe’s Cos., Inc.	131,196	9,330,659
O’Reilly Automotive, Inc.*	24,000	6,681,840
Ross Stores, Inc.	113,926	7,473,546
Signet Jewelers Ltd.	44,817	4,224,450
Tractor Supply Co.	107,132	8,121,677

		55,620,086

Total Consumer Discretionary		259,438,051

Consumer Staples (3.6%)
Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	8,210	1,314,503
Walgreens Boots Alliance, Inc.	140,182	11,601,462

		12,915,965

Food Products (0.9%)
Mondelez International, Inc., Class A	195,200	8,653,216

Tobacco (1.4%)
Philip Morris International, Inc.	158,300	14,482,867

Total Consumer Staples		36,052,048

Financials (6.3%)
Banks (1.0%)
First Republic Bank	22,421	2,065,871
JPMorgan Chase & Co.	88,800	7,662,552

		9,728,423

Capital Markets (5.3%)
Charles Schwab Corp. (The)	193,700	$7,645,339
Intercontinental Exchange, Inc.	204,805	11,555,098
Morgan Stanley	398,400	16,832,400
State Street Corp.	106,200	8,253,864
TD Ameritrade Holding Corp.	184,878	8,060,681

		52,347,382

Total Financials		62,075,805

Health Care (15.6%)
Biotechnology (4.0%)
Alexion Pharmaceuticals, Inc.*	115,401	14,119,312
Biogen, Inc.*	44,150	12,520,057
Celgene Corp.*	54,380	6,294,485
Vertex Pharmaceuticals, Inc.*	100,052	7,370,831

		40,304,685

Health Care Equipment & Supplies (4.2%)
Danaher Corp.	179,332	13,959,203
Intuitive Surgical, Inc.*	24,500	15,537,165
Stryker Corp.	98,700	11,825,247

		41,321,615

Health Care Providers & Services (4.8%)
Aetna, Inc.	82,039	10,173,656
Anthem, Inc.	30,600	4,399,362
Centene Corp.*	35,652	2,014,694
Cigna Corp.	43,700	5,829,143
Humana, Inc.	47,526	9,696,730
UnitedHealth Group, Inc.	99,092	15,858,684

		47,972,269

Life Sciences Tools & Services (0.6%)
Illumina, Inc.*	45,939	5,882,030

Pharmaceuticals (2.0%)
Allergan plc*	21,605	4,537,266
Bristol-Myers Squibb Co.	129,000	7,538,760
Zoetis, Inc.	146,200	7,826,086

		19,902,112

Total Health Care		155,382,711

Industrials (6.7%)
Aerospace & Defense (1.4%)
Boeing Co. (The)	92,496	14,399,777

Air Freight & Logistics (0.6%)
FedEx Corp.	30,100	5,604,620

Airlines (1.7%)
American Airlines Group, Inc.	307,962	14,378,746
Delta Air Lines, Inc.	46,400	2,282,416

		16,661,162

Industrial Conglomerates (1.5%)
Honeywell International, Inc.	65,500	7,588,175
Roper Technologies, Inc.	43,206	7,910,155

		15,498,330

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Machinery (1.0%)
Fortive Corp.	99,666	$5,345,088
Illinois Tool Works, Inc.	18,700	2,290,002
Wabtec Corp.	24,665	2,047,688

		9,682,778

Professional Services (0.5%)
Equifax, Inc.	12,314	1,455,884
IHS Markit Ltd.*	96,739	3,425,528

		4,881,412

Total Industrials		66,728,079

Information Technology (36.2%)
Communications Equipment (0.2%)
Palo Alto Networks, Inc.*	18,400	2,300,920

Internet Software & Services (14.5%)
Alibaba Group Holding Ltd. (ADR)*	134,100	11,775,321
Alphabet, Inc., Class A*	46,200	36,611,190
Alphabet, Inc., Class C*	40,705	31,416,933
Facebook, Inc., Class A*	360,256	41,447,453
MercadoLibre, Inc.	25,600	3,997,184
Tencent Holdings Ltd.	515,700	12,615,680
VeriSign, Inc. (x)*	80,197	6,100,585

		143,964,346

IT Services (8.4%)
Fidelity National Information Services, Inc.	33,500	2,533,940
Fiserv, Inc.*	75,602	8,034,981
Mastercard, Inc., Class A	217,390	22,445,517
PayPal Holdings, Inc.*	501,000	19,774,470
Visa, Inc., Class A	393,908	30,732,702

		83,521,610

Semiconductors & Semiconductor Equipment (2.9%)
ASML Holding NV (N.Y. Shares)	77,500	8,695,500
NVIDIA Corp.	61,100	6,521,814
NXP Semiconductors NV*	136,882	13,415,805

		28,633,119

Software (7.2%)
Microsoft Corp.	650,200	40,403,428
salesforce.com, Inc.*	244,179	16,716,494
ServiceNow, Inc.*	126,569	9,409,140
Workday, Inc., Class A*	80,800	5,340,072

		71,869,134

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.	252,874	29,287,867

Total Information Technology		359,576,996

Materials (0.7%)
Chemicals (0.3%)
Ashland Global Holdings, Inc.	25,200	2,754,108

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	18,586	4,117,356

Total Materials		6,871,464

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
American Tower Corp. (REIT)	145,257	$15,350,760
Crown Castle International Corp. (REIT)	86,074	7,468,641
Equinix, Inc. (REIT)	18,800	6,719,308

Total Real Estate		29,538,709

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
T-Mobile US, Inc.*	75,200	4,324,752

Total Telecommunication Services		4,324,752

Utilities (0.7%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	59,000	7,048,140

Total Utilities		7,048,140

Total Common Stocks (99.3%) (Cost $677,491,664)		987,036,755

SHORT-TERM INVESTMENTS:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	7,290,461	7,292,649

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.8%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $2,040,002. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,500,292, collateralized by various Common Stocks; total market value $2,778,888. (xx)	2,500,000	2,500,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,001. (xx)	$200,000	$200,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,131,447, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,154,012. (xx)	1,131,385	1,131,385
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,051, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	300,000	300,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $400,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $3,000,375, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $3,060,319. (xx)	3,000,000	3,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $100,005, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $102,000. (xx)	100,000	100,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $3,000,362, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $3,060,002. (xx)	$3,000,000	$3,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		18,031,385

Total Short-Term Investments (2.5%) (Cost $25,324,033)		25,324,034

Total Investments (101.8%) (Cost $702,815,697)		1,012,360,789
Other Assets Less Liabilities (-1.8%)		(17,914,675)

Net Assets (100%)		$994,446,114

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $17,626,601. This was secured by cash collateral of $18,031,385 which was subsequently invested in joint repurchase agreements with a total value of $18,031,385, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$259,438,051	$—	$—	$259,438,051
Consumer Staples	36,052,048	—	—	36,052,048
Financials	62,075,805	—	—	62,075,805
Health Care	155,382,711	—	—	155,382,711
Industrials	66,728,079	—	—	66,728,079
Information Technology	346,961,316	12,615,680	—	359,576,996
Materials	6,871,464	—	—	6,871,464
Real Estate	29,538,709	—	—	29,538,709
Telecommunication Services	4,324,752	—	—	4,324,752
Utilities	7,048,140	—	—	7,048,140
Short-Term Investments
Investment Companies	7,292,649	—	—	7,292,649
Repurchase Agreements	—	18,031,385	—	18,031,385

Total Assets	$981,713,724	$30,647,065	$—	$1,012,360,789

Total Liabilities	$—	$—	$—	$—

Total	$981,713,724	$30,647,065	$—	$1,012,360,789

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$551,044,131
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$415,370,202

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$320,412,488
Aggregate gross unrealized depreciation	(12,473,896)

Net unrealized appreciation	$307,938,592

Federal income tax cost of investments	$704,422,197

For the year ended December 31, 2016, the Portfolio incurred approximately $9,184 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $684,784,312)	$994,329,404
Repurchase Agreements (Cost $18,031,385)	18,031,385
Cash	2,325,000
Receivable for securities sold	8,602,301
Dividends, interest and other receivables	433,451
Receivable from Separate Accounts for Trust shares sold	262,869
Securities lending income receivable	17,581
Other assets	3,254

Total assets	1,024,005,245

LIABILITIES
Foreign currency overdraft payable	29
Payable for return of collateral on securities loaned	18,031,385
Payable for securities purchased	10,111,484
Investment management fees payable	553,567
Payable to Separate Accounts for Trust shares redeemed	546,276
Distribution fees payable – Class IB	140,877
Administrative fees payable	83,524
Distribution fees payable – Class IA	23,932
Trustees’ fees payable	440
Accrued expenses	67,617

Total liabilities	29,559,131

NET ASSETS	$994,446,114

Net assets were comprised of:
Paid in capital	$676,460,837
Accumulated undistributed net investment income (loss)	30,274
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	8,409,910
Net unrealized appreciation (depreciation) on investments and foreign currency translations	309,545,093

Net assets	$994,446,114

Class IA
Net asset value, offering and redemption price per share, $112,254,077 / 2,921,889 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.42

Class IB
Net asset value, offering and redemption price per share, $661,718,574 / 17,414,446 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.00

Class K
Net asset value, offering and redemption price per share, $220,473,463 / 5,663,635 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.93

(x)	Includes value of securities on loan of $17,626,601.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $7,785 foreign withholding tax)	$8,148,812
Interest	7,647
Securities lending (net)	523,082

Total income	8,679,541

EXPENSES
Investment management fees	7,195,726
Distribution fees – Class IB	1,586,873
Administrative fees	963,515
Distribution fees – Class IA	268,283
Professional fees	95,110
Custodian fees	78,200
Printing and mailing expenses	69,849
Trustees’ fees	21,162
Miscellaneous	23,111

Gross expenses	10,301,829
Less: Waiver from investment manager	(456,671)

Net expenses	9,845,158

NET INVESTMENT INCOME (LOSS)	(1,165,617)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	23,504,607
Foreign currency transactions	(3,489)

Net realized gain (loss)	23,501,118

Change in unrealized appreciation (depreciation) on:
Investments	6,890,573
Foreign currency translations	3,384

Net change in unrealized appreciation (depreciation)	6,893,957

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,395,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,229,458

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,165,617)	$(2,761,453)
Net realized gain (loss) on investments and foreign currency transactions	23,501,118	44,424,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,893,957	31,442,185

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,229,458	73,104,736

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,973,254)	(3,660,440)
Class IB	(11,760,589)	(23,294,240)
Class K	(3,866,563)	(3,120,470)

TOTAL DISTRIBUTIONS	(17,600,406)	(30,075,150)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 608,519 and 1,089,771 shares, respectively ]	22,249,750	42,338,777
Capital shares issued in reinvestment of distributions [ 50,897 and 96,329 shares, respectively ]	1,973,254	3,660,440
Capital shares repurchased [ (442,160) and (442,005) shares, respectively ]	(16,624,568)	(16,945,922)

Total Class IA transactions	7,598,436	29,053,295

Class IB
Capital shares sold [ 1,931,827 and 2,309,213 shares, respectively ]	70,072,599	88,954,507
Capital shares issued in reinvestment of distributions [ 306,693 and 619,669 shares, respectively ]	11,760,589	23,294,240
Capital shares repurchased [ (1,801,230) and (1,104,531) shares, respectively ]	(66,343,849)	(42,264,796)

Total Class IB transactions	15,489,339	69,983,951

Class K
Capital shares sold [ 4,347,665 and 504,670 shares, respectively ]	154,570,037	19,900,947
Capital shares issued in reinvestment of distributions [ 98,450 and 81,274 shares, respectively ]	3,866,563	3,120,470
Capital shares repurchased [ (1,039,705) and (818,663) shares, respectively ]	(39,037,924)	(31,768,405)

Total Class K transactions	119,398,676	(8,746,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	142,486,451	90,290,258

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,115,503	133,319,844
NET ASSETS:
Beginning of year	840,330,611	707,010,767

End of year (a)	$994,446,114	$840,330,611

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$30,274	$30,212

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$38.58	$36.32	$33.43	$24.24	$20.38

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	(0.15)	(0.13)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.59	3.84	3.02	9.31	3.89

Total from investment operations	0.52	3.69	2.89	9.19	3.86

Less distributions:
Distributions from net realized gains	(0.68)	(1.43)	—	—	—

Net asset value, end of year	$38.42	$38.58	$36.32	$33.43	$24.24

Total return	1.35%	10.22%	8.64%	37.91%	18.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$112,254	$104,350	$71,210	$47,268	$23,668
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.10%	1.10%	1.10%	1.14%
Before waivers (f)	1.13%	1.13%	1.13%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.18)%	(0.38)%	(0.37)%	(0.41)%	(0.13)%
Before waivers (f)	(0.23)%	(0.41)%	(0.41)%	(0.45)%	(0.14)%
Portfolio turnover rate^	44%	38%	37%	40%	29%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$38.17	$35.95	$33.09	$23.99	$20.17

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.07)	(0.15)	(0.13)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58	3.80	2.99	9.20	3.86

Total from investment operations	0.51	3.65	2.86	9.10	3.82

Less distributions:
Distributions from net realized gains	(0.68)	(1.43)	—	—	—

Net asset value, end of year	$38.00	$38.17	$35.95	$33.09	$23.99

Total return	1.34%	10.22%	8.64%	37.93%	18.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$661,719	$647,977	$544,676	$490,761	$851,412
Ratio of expenses to average net assets:
After waivers (f)	1.08%	1.10%	1.10%	1.10%	1.14%
Before waivers (f)	1.13%	1.13%	1.13%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.18)%	(0.38)%	(0.38)%	(0.38)%	(0.18)%
Before waivers (f)	(0.23)%	(0.41)%	(0.41)%	(0.41)%	(0.19)%
Portfolio turnover rate^	44%	38%	37%	40%	29%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$38.99	$36.60	$33.60	$24.30	$20.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	(0.05)	(0.04)	(0.04)	0.02 †
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.59	3.87	3.04	9.34	3.90

Total from investment operations	0.62	3.82	3.00	9.30	3.92

Less distributions:
Distributions from net realized gains	(0.68)	(1.43)	—	—	—

Net asset value, end of year	$38.93	$38.99	$36.60	$33.60	$24.30

Total return	1.59%	10.50%	8.93%	38.27%	19.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$220,473	$88,004	$91,125	$89,734	$62,799
Ratio of expenses to average net assets:
After waivers (f)	0.83%	0.85%	0.85%	0.85%	0.89%
Before waivers (f)	0.88%	0.88%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.09%	(0.13)%	(0.13)%	(0.16)%	0.09%
Before waivers (f)	0.04%	(0.16)%	(0.16)%	(0.19)%	0.08%
Portfolio turnover rate^	44%	38%	37%	40%	29%
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1326

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	10.16%	13.69%	5.31%
Russell 1000® Index	12.05	14.69	7.08
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.16% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 1000® Index, returned 12.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection, overall, contributed to the Portfolio’s performance. In particular, holdings in the information technology, energy and industrials sectors were the most beneficial for results during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in Micron Technology, Inc.; Oasis Petroleum, Inc.; Caterpillar, Inc.; Halliburton Company and Aon plc.

•	In terms of sector positioning, an underweight in real estate was the only contributor to results.

What hurt performance during the year:

•

Sector positioning, overall, was the main driver of the Portfolio’s underperformance in 2016. Overweights in health care and consumer staples, along with an underweight in materials, were the largest detractors from performance.

•	Stock selection was the weakest in the health care, financials and consumer staples sectors.

•

The largest individual detractors from performance included the Portfolio’s overweights in Alnylam Pharmaceuticals, Inc.; Allergan Plc.; Impax Laboratories, Inc.; Cobalt International Energy, Inc.; and Citigroup, Inc.

Portfolio Positioning and Outlook — UBS Global Asset Management (Americas) Inc.

Going into 2017, much of the immediate market reaction after the U.S. election is from higher interest rates and the anticipation for potential deregulation across several industries, coupled with increased infrastructure spending. With a solid congressional majority, it is likely that Washington gets legislation passed and tangible changes are made. We believe that it is likely that federal corporate and personal income tax rates will decrease and repatriation of capital will occur. The banking system may benefit from fewer regulations and a steeper yield curve. If economic growth is more robust, higher energy prices are more likely. We expect economic growth to improve unless trade restrictions increase, which is a real possibility.

We are focused on capturing the alpha opportunity that volatility in the equity market provides to us. There are areas that are clear beneficiaries of the regime change in Washington and we will attempt to be positioned properly for the opportunities ahead. Given the defensive investor positioning that we have seen over the past several years, this rally from defensive to cyclical stocks is likely to continue, in our opinion. We have continued to find what we believe are attractive price/value opportunities across most sectors of the U.S. market.

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EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	20.1%
Consumer Discretionary	17.3
Health Care	15.7
Financials	15.6
Consumer Staples	13.2
Energy	7.6
Industrials	4.1
Repurchase Agreements	2.5
Materials	2.1
Investment Company	1.8
Real Estate	1.8
Telecommunication Services	1.2
Cash and Other	(3.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IB
Actual	$1,000.00	$1,101.59	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.3%)
Auto Components (1.2%)
Delphi Automotive plc	16,967	$1,142,727

Automobiles (2.7%)
General Motors Co.	73,019	2,543,982

Hotels, Restaurants & Leisure (1.3%)
Norwegian Cruise Line Holdings Ltd.*	28,713	1,221,164

Household Durables (2.5%)
Lennar Corp., Class A	24,726	1,061,487
Newell Brands, Inc.	29,150	1,301,548

		2,363,035

Internet & Direct Marketing Retail (4.8%)
Amazon.com, Inc.*	3,229	2,421,330
Expedia, Inc.	9,103	1,031,188
Priceline Group, Inc. (The)*	707	1,036,504

		4,489,022

Media (4.8%)
CBS Corp. (Non-Voting), Class B	24,382	1,551,183
Walt Disney Co. (The)	27,731	2,890,125

		4,441,308

Total Consumer Discretionary		16,201,238

Consumer Staples (13.2%)
Beverages (2.5%)
PepsiCo, Inc.	22,213	2,324,146

Food & Staples Retailing (3.6%)
Kroger Co. (The)	54,874	1,893,702
Walgreens Boots Alliance, Inc.	18,457	1,527,501

		3,421,203

Food Products (2.9%)
Mondelez International, Inc., Class A	61,674	2,734,009

Tobacco (4.2%)
Philip Morris International, Inc.	43,313	3,962,706

Total Consumer Staples		12,442,064

Energy (7.6%)
Energy Equipment & Services (1.9%)
Halliburton Co.	26,551	1,436,143
Noble Corp. plc (x)	57,179	338,500

		1,774,643

Oil, Gas & Consumable Fuels (5.7%)
EOG Resources, Inc.	18,697	1,890,267
Gulfport Energy Corp.*	33,579	726,649
Hess Corp.	7,353	458,018
Laredo Petroleum, Inc.*	49,977	706,675
Oasis Petroleum, Inc.*	59,498	900,800
SM Energy Co.	20,739	715,081

		5,397,490

Total Energy		7,172,133

Financials (15.6%)
Banks (4.1%)
JPMorgan Chase & Co.	12,025	$1,037,637
U.S. Bancorp	27,023	1,388,172
Wells Fargo & Co.	25,791	1,421,342

		3,847,151

Consumer Finance (1.9%)
American Express Co.	24,470	1,812,738

Diversified Financial Services (1.3%)
Voya Financial, Inc.	29,607	1,161,186

Insurance (8.3%)
Allstate Corp. (The)	22,246	1,648,873
Lincoln National Corp.	37,102	2,458,750
Marsh & McLennan Cos., Inc.	31,491	2,128,477
MetLife, Inc.	29,433	1,586,144

		7,822,244

Total Financials		14,643,319

Health Care (15.7%)
Biotechnology (3.0%)
Alnylam Pharmaceuticals, Inc. (x)*	17,857	668,566
Biogen, Inc.*	3,296	934,680
Emergent BioSolutions, Inc.*	12,563	412,569
Lexicon Pharmaceuticals, Inc. (x)*	54,582	754,869
TG Therapeutics, Inc. (x)*	16,849	78,348

		2,849,032

Health Care Equipment & Supplies (0.5%)
Wright Medical Group NV (x)*	20,150	463,047

Health Care Providers & Services (3.9%)
Cigna Corp.	7,912	1,055,382
Laboratory Corp. of America Holdings*	8,000	1,027,040
UnitedHealth Group, Inc.	9,930	1,589,197

		3,671,619

Life Sciences Tools & Services (1.7%)
Bio-Rad Laboratories, Inc., Class A*	8,839	1,611,173

Pharmaceuticals (6.6%)
Allergan plc*	7,189	1,509,762
Catalent, Inc.*	54,655	1,473,499
Eli Lilly & Co.	20,758	1,526,751
Mallinckrodt plc*	19,002	946,679
Medicines Co. (The) (x)*	20,338	690,272

		6,146,963

Total Health Care		14,741,834

Industrials (4.1%)
Aerospace & Defense (1.4%)
United Technologies Corp.	12,565	1,377,375

Machinery (2.7%)
Caterpillar, Inc.	19,354	1,794,890
Colfax Corp.*	19,756	709,833

		2,504,723

Total Industrials		3,882,098

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Information Technology (20.1%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	8,753	$847,028

Electronic Equipment, Instruments & Components (1.6%)
Dolby Laboratories, Inc., Class A	16,667	753,182
Jabil Circuit, Inc.	31,687	750,031

		1,503,213

Internet Software & Services (2.4%)
Facebook, Inc., Class A*	19,147	2,202,862

IT Services (2.0%)
Visa, Inc., Class A	24,006	1,872,948

Semiconductors & Semiconductor Equipment (8.5%)
Broadcom Ltd.	4,656	823,041
Integrated Device Technology, Inc.*	29,001	683,264
Marvell Technology Group Ltd.	86,106	1,194,290
Maxim Integrated Products, Inc.	17,075	658,583
Micron Technology, Inc.*	67,371	1,476,772
ON Semiconductor Corp.*	52,684	672,248
Qorvo, Inc.*	11,111	585,883
Silicon Laboratories, Inc.*	9,741	633,165
Skyworks Solutions, Inc.	8,309	620,350
Xilinx, Inc.	11,095	669,805

		8,017,401

Software (3.2%)
Activision Blizzard, Inc.	17,944	647,958
Electronic Arts, Inc.*	9,363	737,430
PTC, Inc.*	21,225	982,081
Take-Two Interactive Software, Inc.*	13,069	644,171

		3,011,640

Technology Hardware, Storage & Peripherals (1.5%)
Western Digital Corp.	20,777	1,411,797

Total Information Technology		18,866,889

Materials (2.1%)
Chemicals (2.1%)
LyondellBasell Industries NV, Class A	22,799	1,955,698

Total Materials		1,955,698

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Simon Property Group, Inc. (REIT)	9,277	1,648,245

Total Real Estate		1,648,245

Telecommunication Services (1.2%)
Wireless Telecommunication Services (1.2%)
T-Mobile US, Inc.*	20,057	1,153,478

Total Telecommunication Services		1,153,478

Total Common Stocks (98.7%) (Cost $80,616,115)		92,706,996

SHORT-TERM INVESTMENTS:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	1,679,126	1,679,629

	Principal Amount	Value (Note 1)

Repurchase Agreements (2.5%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $250,014, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $255,000. (xx)	$250,000	$250,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $52,394, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $53,438. (xx)	52,390	52,390
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $100,012, collateralized by various Common Stocks; total market value $111,156. (xx)	100,000	100,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $100,011, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $907,656, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $925,758. (xx)	907,606	907,606
Macquarie Bank Ltd, 0.76%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000
Macquarie Bank Ltd, 0.57%, dated 12/30/16, due 1/3/17, repurchase price $100,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $102,052. (xx)	100,000	100,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $350,019, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $357,020. (xx)	$350,000	$350,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $250,014, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $255,000. (xx)	250,000	250,000

Total Repurchase Agreements		2,309,996

Total Short-Term Investments (4.3%) (Cost $3,989,632)		3,989,625

Total Investments (103.0%) (Cost $84,605,747)		96,696,621
Other Assets Less Liabilities (-3.0%)		(2,800,754)

Net Assets (100%)		$93,895,867

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $2,223,920. This was secured by cash collateral of $2,309,996 which was subsequently invested in joint repurchase agreements with a total value of $2,309,996, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$16,201,238	$—	$—	$16,201,238
Consumer Staples	12,442,064	—	—	12,442,064
Energy	7,172,133	—	—	7,172,133
Financials	14,643,319	—	—	14,643,319
Health Care	14,741,834	—	—	14,741,834
Industrials	3,882,098	—	—	3,882,098
Information Technology	18,866,889	—	—	18,866,889
Materials	1,955,698	—	—	1,955,698
Real Estate	1,648,245	—	—	1,648,245
Telecommunication Services	1,153,478	—	—	1,153,478
Short-Term Investments
Investment Companies	1,679,629	—	—	1,679,629
Repurchase Agreements	—	2,309,996	—	2,309,996

Total Assets	$94,386,625	$2,309,996	$—	$96,696,621

Total Liabilities	$—	$—	$—	$—

Total	$94,386,625	$2,309,996	$—	$96,696,621

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$54,938,787
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$63,667,212

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,073,389
Aggregate gross unrealized depreciation	(4,065,828)

Net unrealized appreciation	$12,007,561

Federal income tax cost of investments	$84,689,060

For the year ended December 31, 2016, the Portfolio incurred approximately $67 as brokerage commissions with Sanford C. Bernstein & Co., LLC and $270 as brokerage commissions with UBS AG, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $82,295,751)	$94,386,625
Repurchase Agreements (Cost $2,309,996)	2,309,996
Cash	298,794
Dividends, interest and other receivables	130,669
Receivable from Separate Accounts for Trust shares sold	10,002
Securities lending income receivable	575
Other assets	298

Total assets	97,136,959

LIABILITIES
Payable for return of collateral on securities loaned	2,309,996
Payable for securities purchased	733,604
Payable to Separate Accounts for Trust shares redeemed	83,121
Investment management fees payable	45,776
Distribution fees payable – Class IB	20,004
Administrative fees payable	7,884
Trustees’ fees payable	46
Accrued expenses	40,661

Total liabilities	3,241,092

NET ASSETS	$93,895,867

Net assets were comprised of:
Paid in capital	$80,688,423
Accumulated undistributed net investment income (loss)	9,597
Accumulated undistributed net realized gain (loss) on investments	1,106,973
Net unrealized appreciation (depreciation) on investments	12,090,874

Net assets	$93,895,867

Class IB
Net asset value, offering and redemption price per share, $93,895,867 / 10,535,370 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.91

(x)	Includes value of securities on loan of $2,223,920.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$1,666,969
Interest	1,027
Securities lending (net)	16,629

Total income	1,684,625

EXPENSES
Investment management fees	683,907
Distribution fees – Class IB	227,969
Administrative fees	91,577
Professional fees	47,867
Custodian fees	28,000
Printing and mailing expenses	7,578
Trustees’ fees	2,111
Miscellaneous	1,372

Gross expenses	1,090,381
Less: Waiver from investment manager	(132,746)

Net expenses	957,635

NET INVESTMENT INCOME (LOSS)	726,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,223,499
Net change in unrealized appreciation (depreciation) on investments	6,836,637

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,060,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,787,126

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$726,990	$570,153
Net realized gain (loss) on investments	1,223,499	13,100,382
Net change in unrealized appreciation (depreciation) on investments	6,836,637	(15,003,859)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,787,126	(1,333,324)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(741,806)	(565,740)
Distributions from net realized capital gains
Class IB	(2,255,424)	(12,491,894)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,997,230)	(13,057,634)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,166,841 and 2,020,376 shares, respectively ]	9,600,013	20,088,785
Capital shares issued in reinvestment of dividends and distributions [ 339,701 and 1,549,816 shares, respectively ]	2,997,230	13,057,634
Capital shares repurchased [ (2,345,171) and (1,982,258) shares, respectively ]	(19,503,508)	(19,754,975)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,906,265)	13,391,444

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,116,369)	(999,514)
NET ASSETS:
Beginning of year	95,012,236	96,011,750

End of year (a)	$93,895,867	$95,012,236

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$9,597	$464

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.35	$9.81	$8.62	$6.42	$5.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.77	(0.21)	1.19	2.23	0.69

Total from investment operations	0.84	(0.15)	1.25	2.28	0.74

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.06)	(0.08)	(0.06)
Distributions from net realized gains	(0.21)	(1.25)	—	—	—

Total dividends and distributions	(0.28)	(1.31)	(0.06)	(0.08)	(0.06)

Net asset value, end of year	$8.91	$8.35	$9.81	$8.62	$6.42

Total return	10.16%	(1.46)%	14.46%	35.50%	12.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$93,896	$95,012	$96,012	$84,704	$143,290
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (f)	1.20%	1.19%	1.20%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.80%	0.57%	0.62%	0.61%	0.81%
After waivers and fees paid indirectly (f)	0.80%	0.57%	0.62%	0.61%	0.81%
Before waivers and fees paid indirectly (f)	0.65%	0.44%	0.47%	0.47%	0.67%
Portfolio turnover rate^	61%	54%	45%	58%	65%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	ClearBridge Investment, LLC
➢	Scotia Institutional Asset Management US, Ltd.
➢	T. Rowe Price Associates, Inc.
➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	3.44%	13.28%	5.43%
Portfolio – Class IB Shares	3.43	13.27	5.30
Portfolio – Class K Shares*	3.69	13.50	13.23
Russell 3000® Growth Index	7.39	14.44	8.28
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.43% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 7.39% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•

Individual stock positioning contributed most to relative Portfolio performance, including overweighting NVIDIA Corp., a graphics processor producer, Ulta Salon Cosmetics & Fragrance, Inc., UnitedHealth Group, Inc. ABIOMED, Inc., a manufacturer of medical implant devices, and Facebook Inc., underweighting Gilead Sciences, Inc., a biopharmaceutical company, and holding Anadarko Petroleum Energy, which was not a component of the benchmark.

•	Stock selection in the materials sector also contributed to returns.

•	An overweight to the energy sector was also a contributor to relative performance.

What hurt performance during the year:

•

The information technology sector lagged the broad market’s advance in the last two months of the year, primarily held back by high growth software segments, which were pressured by investor uncertainty on what president-elect Trump’s policies might mean for the technology sector. Individual detractors included Tableau Software, Inc., ServiceNow, Inc.,and Palo Alto Networks, Inc.

•

Health care was responsible for detracting from relative returns, driven primarily by the Portfolio’s overweight of the sector. The sector remained extremely volatile during the year as poor sentiment tied to the 18-month long drug pricing overhang persisted and investors continued to assess the true impact of the changing political and regulatory landscape. The largest source of relative weakness within the group was Allergan plc, followed by Valeant Pharmaceuticals International, Inc., Alexion Pharmaceuticals, Inc. and Vertex Pharmaceuticals, Inc.

•	Consumer discretionary and industrials stock selection were also areas of relative weakness.

1336

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	32.2%
Consumer Discretionary	21.2
Health Care	20.1
Industrials	9.2
Consumer Staples	5.0
Financials	3.6
Materials	2.9
Repurchase Agreements	2.3
Energy	2.2
Real Estate	1.5
Telecommunication Services	0.9
Investment Company	0.6
Utilities	0.0 #
Cash and Other	(1.7)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,056.98	$5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.07
Class IB
Actual	1,000.00	1,057.02	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.07
Class K
Actual	1,000.00	1,058.39	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.80

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1337

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (21.2%)
Auto Components (0.4%)
Adient plc*	7,591	$444,833
Delphi Automotive plc	39,810	2,681,203
Gentherm, Inc.*	1,188	40,214
Lear Corp.	3,200	423,584

		3,589,834

Automobiles (0.4%)
Ferrari NV	13,570	788,960
Harley-Davidson, Inc.	8,291	483,697
Tesla Motors, Inc. (x)*	13,768	2,942,084
Thor Industries, Inc.	2,200	220,110

		4,434,851

Distributors (0.1%)
Genuine Parts Co.	7,193	687,219
LKQ Corp.*	15,863	486,201
Pool Corp.	2,112	220,366

		1,393,786

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,000	140,040
Houghton Mifflin Harcourt Co.*	6,200	67,270
Service Corp. International	7,325	208,030
ServiceMaster Global Holdings, Inc.*	4,800	180,816

		596,156

Hotels, Restaurants & Leisure (2.8%)
Aramark	8,200	292,904
Bloomin’ Brands, Inc.	6,400	115,392
Brinker International, Inc.	2,800	138,684
Chipotle Mexican Grill, Inc. (x)*	1,586	598,430
Choice Hotels International, Inc.	2,332	130,709
Darden Restaurants, Inc.	5,300	385,416
Denny’s Corp.*	5,082	65,202
Domino’s Pizza, Inc.	2,508	399,374
Dunkin’ Brands Group, Inc.	5,362	281,183
Extended Stay America, Inc.	3,000	48,450
Hilton Worldwide Holdings, Inc.	93,670	2,547,824
Hyatt Hotels Corp., Class A*	3,000	165,780
ILG, Inc.	5,788	105,168
Las Vegas Sands Corp.	16,537	883,241
Marriott International, Inc., Class A	45,523	3,763,842
McDonald’s Corp.	58,158	7,078,991
MGM Resorts International*	92,579	2,669,053
Panera Bread Co., Class A*	1,452	297,791
Pinnacle Entertainment, Inc.*	2,068	29,986
Popeyes Louisiana Kitchen, Inc.*	726	43,908
Scientific Games Corp., Class A (x)*	5,016	70,224
Six Flags Entertainment Corp.	3,500	209,860
Sonic Corp.	4,554	120,727
Starbucks Corp.	79,768	$4,428,719
Vail Resorts, Inc.	1,700	274,227
Wyndham Worldwide Corp.	6,732	514,123
Wynn Resorts Ltd.	4,058	351,058
Yum! Brands, Inc.	23,762	1,504,847
Yum! China Holdings, Inc.*	18,362	479,615

		27,994,728

Household Durables (0.5%)
CalAtlantic Group, Inc.	4,500	153,045
D.R. Horton, Inc.	6,300	172,179
Harman International Industries, Inc.	1,400	155,624
iRobot Corp.*	990	57,866
Leggett & Platt, Inc.	6,400	312,832
Lennar Corp., Class A	3,400	145,962
Mohawk Industries, Inc.*	2,000	399,360
Newell Brands, Inc.	68,559	3,061,159
NVR, Inc.*	198	330,462
PulteGroup, Inc.	8,000	147,040
Toll Brothers, Inc.*	4,400	136,400
TopBuild Corp.*	1,868	66,501
Tupperware Brands Corp.	2,300	121,026
Whirlpool Corp.	800	145,416

		5,404,872

Internet & Direct Marketing Retail (6.4%)
Amazon.com, Inc.*	43,526	32,638,841
Expedia, Inc.	5,530	626,438
Liberty Expedia Holdings, Inc., Class A*	6,625	262,814
Liberty Interactive Corp. QVC Group*	75,522	1,508,930
Liberty TripAdvisor Holdings, Inc., Class A*	7,620	114,681
Liberty Ventures*	9,938	366,414
Netflix, Inc.*	77,550	9,600,690
Nutrisystem, Inc.	1,650	57,173
Priceline Group, Inc. (The)*	11,820	17,328,828
TripAdvisor, Inc.*	4,944	229,253
Wayfair, Inc., Class A (x)*	3,200	112,160

		62,846,222

Leisure Products (0.1%)
Brunswick Corp.	3,400	185,436
Hasbro, Inc.	4,339	337,531
Mattel, Inc.	15,700	432,535
Polaris Industries, Inc. (x)	3,208	264,307

		1,219,809

Media (5.7%)
AMC Networks, Inc., Class A*	39,928	2,089,832
CBS Corp. (Non-Voting), Class B	36,980	2,352,668
Charter Communications, Inc., Class A*	18,415	5,302,046
Cinemark Holdings, Inc.	5,280	202,541
Comcast Corp., Class A	219,063	15,126,299
Discovery Communications, Inc., Class A*	125,110	3,403,954
DISH Network Corp., Class A*	6,839	396,183

See Notes to Financial Statements.

1338

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Interpublic Group of Cos., Inc. (The)	20,877	$488,731
Liberty Broadband Corp.*	27,322	2,005,725
Liberty Global plc, Class A*	10,136	310,060
Liberty Global plc*	20,514	609,266
Liberty Global plc LiLAC, Class A*	4,835	103,755
Liberty Media Corp-Liberty Braves, Class A*	4,945	101,653
Liberty Media Corp-Liberty Media, Class C*	12,364	387,446
Liberty Media Corp-Liberty SiriusXM, Class A*	49,457	1,687,453
Lions Gate Entertainment Corp., Class A*	19,164	475,477
Loral Space & Communications, Inc.*	98	4,023
Madison Square Garden Co. (The), Class A*	10,920	1,872,889
MSG Networks, Inc., Class A*	35,561	764,562
Omnicom Group, Inc.	11,026	938,423
Scripps Networks Interactive, Inc., Class A	4,861	346,930
Sirius XM Holdings, Inc. (x)	96,911	431,254
Time Warner, Inc.	23,800	2,297,414
Twenty-First Century Fox, Inc., Class A	115,766	3,233,992
Viacom, Inc., Class B	29,457	1,033,941
Walt Disney Co. (The)	90,687	9,451,398
World Wrestling Entertainment, Inc., Class A (x)	33,979	625,214

		56,043,129

Multiline Retail (0.4%)
Dollar General Corp.	35,753	2,648,224
Dollar Tree, Inc.*	10,709	826,521
Nordstrom, Inc. (x)	7,374	353,436
Target Corp.	3,140	226,802

		4,054,983

Specialty Retail (3.5%)
Advance Auto Parts, Inc.	3,366	569,258
AutoNation, Inc.*	3,102	150,912
AutoZone, Inc.*	1,491	1,177,577
Bed Bath & Beyond, Inc.	3,461	140,655
Buckle, Inc. (The) (x)	1,914	43,639
Cabela’s, Inc.*	2,112	123,658
CarMax, Inc. (x)*	9,699	624,519
Cato Corp. (The), Class A	1,720	51,738
Chico’s FAS, Inc.	9,900	142,461
Dick’s Sporting Goods, Inc.	3,100	164,610
Foot Locker, Inc.	5,600	396,984
GNC Holdings, Inc., Class A (x)	3,432	37,889
Home Depot, Inc. (The)	64,393	8,633,813
L Brands, Inc.	2,177	143,334
Lowe’s Cos., Inc.	47,638	3,388,015
Michael’s Cos., Inc. (The)*	5,600	114,520
O’Reilly Automotive, Inc.*	7,196	2,003,438
Ross Stores, Inc.	33,674	2,209,014
Sally Beauty Holdings, Inc.*	5,700	150,594
Signet Jewelers Ltd.	3,700	348,762
TJX Cos., Inc. (The)	57,723	$4,336,729
Tractor Supply Co.	19,816	1,502,251
Ulta Salon Cosmetics & Fragrance, Inc.*	28,204	7,190,328
Williams-Sonoma, Inc.	4,290	207,593

		33,852,291

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	2,244	193,859
Coach, Inc.	3,700	129,574
Deckers Outdoor Corp.*	1,848	102,361
G-III Apparel Group Ltd.*	924	27,313
Hanesbrands, Inc.	21,648	466,947
Lululemon Athletica, Inc.*	5,200	337,948
Michael Kors Holdings Ltd.*	10,109	434,485
NIKE, Inc., Class B	60,866	3,093,819
Oxford Industries, Inc.	858	51,592
Ralph Lauren Corp.	17,619	1,591,348
Skechers U.S.A., Inc., Class A*	5,700	140,106
Steven Madden Ltd.*	3,294	117,761
Under Armour, Inc., Class A (x)*	16,988	460,428
VF Corp.	17,504	933,838
Wolverine World Wide, Inc.	5,800	127,310

		8,208,689

Total Consumer Discretionary		209,639,350

Consumer Staples (5.0%)
Beverages (1.8%)
Brown-Forman Corp., Class A	11,368	511,316
Coca-Cola Co. (The)	130,454	5,408,623
Constellation Brands, Inc., Class A	19,707	3,021,280
Dr Pepper Snapple Group, Inc.	8,627	782,210
Monster Beverage Corp.*	18,873	836,829
PepsiCo, Inc.	56,318	5,892,551

		16,452,809

Food & Staples Retailing (1.2%)
Casey’s General Stores, Inc.	1,800	213,984
Costco Wholesale Corp.	24,816	3,973,290
CVS Health Corp.	45,404	3,582,830
Kroger Co. (The)	42,372	1,462,258
Rite Aid Corp.*	47,200	388,928
Sprouts Farmers Market, Inc.*	7,000	132,440
Sysco Corp.	24,066	1,332,534
US Foods Holding Corp.*	6,400	175,872
Walgreens Boots Alliance, Inc.	8,146	674,163
Whole Foods Market, Inc.	4,979	153,154

		12,089,453

Food Products (0.7%)
Blue Buffalo Pet Products, Inc.*	6,100	146,644
Campbell Soup Co.	8,560	517,623
Conagra Brands, Inc.	15,900	628,845
General Mills, Inc.	26,494	1,636,535
Hershey Co. (The)	6,938	717,597
Hormel Foods Corp.	11,880	413,543
Ingredion, Inc.	2,300	287,408
Kellogg Co.	10,759	793,046

See Notes to Financial Statements.

1339

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kraft Heinz Co. (The)	3,510	$306,493
Lamb Weston Holdings, Inc.*	5,300	200,605
McCormick & Co., Inc.	6,104	569,686
Mead Johnson Nutrition Co.	3,137	221,974
TreeHouse Foods, Inc.*	1,600	115,504
Tyson Foods, Inc., Class A	6,300	388,584
WhiteWave Foods Co. (The)*	8,471	470,988

		7,415,075

Household Products (0.3%)
Church & Dwight Co., Inc.	12,276	542,476
Clorox Co. (The)	4,884	586,178
Colgate-Palmolive Co.	7,142	467,372
Kimberly-Clark Corp.	14,041	1,602,360
Spectrum Brands Holdings, Inc.	1,200	146,796

		3,345,182

Personal Products (0.1%)
Coty, Inc., Class A	6,500	119,015
Estee Lauder Cos., Inc. (The), Class A	9,682	740,576
Herbalife Ltd. (x)*	2,900	139,606

		999,197

Tobacco (0.9%)
Altria Group, Inc.	87,625	5,925,203
Philip Morris International, Inc.	22,315	2,041,599
Reynolds American, Inc.	23,400	1,311,336

		9,278,138

Total Consumer Staples		49,579,854

Energy (2.2%)
Energy Equipment & Services (0.8%)
Core Laboratories NV (x)	29,432	3,533,017
Frank’s International NV (x)	1,385	17,049
Halliburton Co.	26,320	1,423,649
National Oilwell Varco, Inc.	31,986	1,197,556
Weatherford International plc*	295,178	1,472,938

		7,644,209

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.	106,618	7,434,474
Apache Corp.	12,000	761,640
Cabot Oil & Gas Corp.	19,534	456,314
Cimarex Energy Co.	1,300	176,670
Continental Resources, Inc.*	3,960	204,098
Devon Energy Corp.	4,000	182,680
Diamondback Energy, Inc.*	1,700	171,802
EOG Resources, Inc.	2,170	219,387
Extraction Oil & Gas, Inc.*	225	4,509
Isramco, Inc.*	32	3,978
Newfield Exploration Co.*	63,380	2,566,890
ONEOK, Inc.	9,635	553,145
Panhandle Oil and Gas, Inc., Class A	792	18,652
Southwestern Energy Co.*	18,000	194,760
Spectra Energy Corp.	4,900	201,341
Valero Energy Corp.	19,270	1,316,526
Williams Cos., Inc. (The)	5,304	165,167

		14,632,033

Total Energy		22,276,242

Financials (3.6%)
Banks (0.3%)
Bank of the Ozarks, Inc.	3,600	$189,324
Citizens Financial Group, Inc.	25,700	915,691
First Republic Bank	8,063	742,925
Signature Bank*	1,914	287,483
SVB Financial Group*	1,400	240,324
Western Alliance Bancorp*	4,500	219,195

		2,594,942

Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	2,442	354,823
Ameriprise Financial, Inc.	2,238	248,284
BGC Partners, Inc., Class A	990	10,128
CBOE Holdings, Inc.	3,828	282,851
Charles Schwab Corp. (The)	73,650	2,906,966
CME Group, Inc.	22,869	2,637,939
Cohen & Steers, Inc.	528	17,741
Diamond Hill Investment Group, Inc.	132	27,770
Eaton Vance Corp.	6,607	276,701
FactSet Research Systems, Inc.	2,376	388,310
Federated Investors, Inc., Class B	5,000	141,400
GAMCO Investors, Inc., Class A	132	4,077
Intercontinental Exchange, Inc.	45,980	2,594,192
Invesco Ltd.	4,300	130,462
LPL Financial Holdings, Inc. (x)	4,300	151,403
MarketAxess Holdings, Inc.	1,700	249,764
Moody’s Corp.	8,197	772,731
Morgan Stanley	80,557	3,403,533
Morningstar, Inc.	2,000	147,120
MSCI, Inc.	5,269	415,092
Pzena Investment Management, Inc., Class A	330	3,666
S&P Global, Inc.	11,999	1,290,372
SEI Investments Co.	7,193	355,046
State Street Corp.	21,921	1,703,700
T Rowe Price Group, Inc.	8,544	643,021
TD Ameritrade Holding Corp.	55,926	2,438,374
Waddell & Reed Financial, Inc., Class A (x)	4,950	96,575
Westwood Holdings Group, Inc.	264	15,837

		21,707,878

Consumer Finance (0.3%)
Credit Acceptance Corp. (x)*	900	195,759
Discover Financial Services	6,200	446,958
LendingClub Corp.*	9,800	51,450
Synchrony Financial	57,200	2,074,644

		2,768,811

Insurance (0.6%)
Aon plc	11,759	1,311,481
Arthur J. Gallagher & Co.	7,378	383,361
Brown & Brown, Inc.	4,100	183,926
Chubb Ltd.	14,020	1,852,322
Erie Indemnity Co., Class A	1,100	123,695

See Notes to Financial Statements.

1340

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lincoln National Corp.	3,500	$231,945
Marsh & McLennan Cos., Inc.	24,001	1,622,228
Progressive Corp. (The)	4,700	166,850
RLI Corp.	1,200	75,756
XL Group Ltd.	4,600	171,396

		6,122,960

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.	84,832	1,582,117
New York Community Bancorp, Inc.	74,245	1,181,238

		2,763,355

Total Financials		35,957,946

Health Care (20.1%)
Biotechnology (7.1%)
AbbVie, Inc.	71,713	4,490,668
Aduro Biotech, Inc. (x)*	1,272	14,501
Agios Pharmaceuticals, Inc. (x)*	12,071	503,723
Alexion Pharmaceuticals, Inc.*	24,117	2,950,715
Alkermes plc*	5,610	311,804
Alnylam Pharmaceuticals, Inc. (x)*	2,838	106,255
AMAG Pharmaceuticals, Inc. (x)*	1,320	45,936
Amgen, Inc.	79,001	11,550,735
Aptevo Therapeutics, Inc.*	759	1,852
Arena Pharmaceuticals, Inc.*	5,008	7,111
ARIAD Pharmaceuticals, Inc. (x)*	7,655	95,228
Biogen, Inc.*	42,615	12,084,761
BioMarin Pharmaceutical, Inc.*	7,238	599,596
Bluebird Bio, Inc.*	1,100	67,870
Celgene Corp.*	109,338	12,655,873
Clovis Oncology, Inc. (x)*	1,900	84,398
Emergent BioSolutions, Inc.*	1,518	49,851
Exelixis, Inc.*	8,381	124,961
Genomic Health, Inc.*	726	21,337
Gilead Sciences, Inc.	85,313	6,109,263
Halozyme Therapeutics, Inc. (x)*	5,610	55,427
ImmunoGen, Inc. (x)*	17,169	35,025
Immunomedics, Inc. (x)*	3,498	12,838
Incyte Corp.*	66,892	6,707,260
Insys Therapeutics, Inc. (x)*	4,000	36,800
Intercept Pharmaceuticals, Inc. (x)*	1,000	108,650
Intrexon Corp. (x)*	6,100	148,230
Ionis Pharmaceuticals, Inc. (x)*	32,882	1,572,746
Ironwood Pharmaceuticals, Inc.*	10,700	163,603
Juno Therapeutics, Inc. (x)*	3,200	60,320
Kite Pharma, Inc. (x)*	2,600	116,584
Lexicon Pharmaceuticals, Inc. (x)*	179	2,476
Ligand Pharmaceuticals, Inc. (x)*	913	92,770
MannKind Corp. (x)*	15,300	9,742
Momenta Pharmaceuticals, Inc.*	2,970	44,699
Myriad Genetics, Inc. (x)*	3,700	$61,679
Neurocrine Biosciences, Inc.*	3,946	152,710
Novavax, Inc. (x)*	19,802	24,951
OPKO Health, Inc. (x)*	14,167	131,753
Osiris Therapeutics, Inc. (x)*	792	3,889
Progenics Pharmaceuticals, Inc. (x)*	1,452	12,545
ProQR Therapeutics NV*	3,653	17,900
Puma Biotechnology, Inc.*	1,300	39,910
Radius Health, Inc. (x)*	2,600	98,878
Regeneron Pharmaceuticals, Inc.*	3,632	1,333,271
Sangamo BioSciences, Inc.*	1,980	6,039
Seattle Genetics, Inc. (x)*	4,700	248,019
Spark Therapeutics, Inc.*	1,348	67,265
TESARO, Inc. (x)*	27,800	3,738,544
Ultragenyx Pharmaceutical, Inc. (x)*	1,700	119,527
Vanda Pharmaceuticals, Inc.*	1,725	27,514
Vertex Pharmaceuticals, Inc.*	59,656	4,394,858
ZIOPHARM Oncology, Inc. (x)*	859	4,596

		71,527,456

Health Care Equipment & Supplies (4.6%)
Abaxis, Inc.	1,782	94,036
Abbott Laboratories	63,060	2,422,135
ABIOMED, Inc.*	45,448	5,121,080
Accuray, Inc. (x)*	2,250	10,350
Alere, Inc.*	3,500	136,395
Align Technology, Inc.*	55,820	5,365,976
Atrion Corp.	66	33,475
Baxter International, Inc.	3,298	146,233
Becton Dickinson and Co.	9,728	1,610,470
Boston Scientific Corp.*	61,900	1,338,897
C.R. Bard, Inc.	3,295	740,255
Cantel Medical Corp.	700	55,125
Cooper Cos., Inc. (The)	11,615	2,031,812
Danaher Corp.	63,533	4,945,409
DexCom, Inc.*	4,000	238,800
Edwards Lifesciences Corp.*	10,422	976,541
Endologix, Inc. (x)*	3,894	22,274
Globus Medical, Inc., Class A*	6,500	161,265
Hill-Rom Holdings, Inc.	3,400	190,876
Hologic, Inc.*	11,440	458,973
IDEXX Laboratories, Inc.*	4,400	515,988
Insulet Corp.*	2,376	89,528
Integra LifeSciences Holdings Corp.*	2,000	171,580
Intuitive Surgical, Inc.*	5,851	3,710,529
Masimo Corp.*	2,900	195,460
Medtronic plc	30,469	2,170,307
Natus Medical, Inc.*	1,452	50,530
Neogen Corp.*	1,100	72,600
Nevro Corp.*	49,000	3,560,340
NuVasive, Inc.*	2,600	175,136
Quidel Corp.*	1,518	32,516
ResMed, Inc. (x)	6,279	389,612
Spectranetics Corp. (The)*	1,716	42,042
St. Jude Medical, Inc.	7,993	640,959
STERIS plc	35,570	2,397,062
Stryker Corp.	28,268	3,386,789

See Notes to Financial Statements.

1341

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Teleflex, Inc.	900	$145,035
Varian Medical Systems, Inc.*	5,486	492,533
West Pharmaceutical Services, Inc.	3,200	271,456
Wright Medical Group NV*	7,105	163,273
Zimmer Biomet Holdings, Inc.	4,500	464,400

		45,238,052

Health Care Providers & Services (4.1%)
Acadia Healthcare Co., Inc. (x)*	2,300	76,130
Aetna, Inc.	15,522	1,924,883
Air Methods Corp.*	1,782	56,757
AmerisourceBergen Corp.	8,181	639,672
Anthem, Inc.	7,886	1,133,770
Cardinal Health, Inc.	13,900	1,000,383
Centene Corp.*	20,620	1,165,236
Chemed Corp.	900	144,369
Cigna Corp.	11,816	1,576,136
CorVel Corp.*	924	33,818
DaVita, Inc.*	3,016	193,627
Diplomat Pharmacy, Inc. (x)*	3,000	37,800
Envision Healthcare Corp.*	5,172	327,336
Express Scripts Holding Co.*	25,709	1,768,522
HCA Holdings, Inc.*	9,500	703,190
HealthSouth Corp.	4,092	168,754
Henry Schein, Inc.*	3,839	582,415
Humana, Inc.	15,203	3,101,869
Laboratory Corp. of America Holdings*	2,644	339,437
McKesson Corp.	10,543	1,480,764
MEDNAX, Inc.*	2,904	193,581
Owens & Minor, Inc.	4,000	141,160
Patterson Cos., Inc. (x)	3,300	135,399
Premier, Inc., Class A*	2,700	81,972
Select Medical Holdings Corp.*	7,500	99,375
Team Health Holdings, Inc.*	3,036	131,914
Tenet Healthcare Corp.*	5,197	77,123
UnitedHealth Group, Inc.	140,979	22,562,280
Universal Health Services, Inc., Class B	1,200	127,656
VCA, Inc.*	3,600	247,140
WellCare Health Plans, Inc.*	2,100	287,868

		40,540,336

Health Care Technology (0.7%)
athenahealth, Inc. (x)*	1,606	168,903
Cerner Corp.*	14,811	701,597
Computer Programs & Systems, Inc.	858	20,249
HMS Holdings Corp.*	3,960	71,914
Inovalon Holdings, Inc., Class A (x)*	4,500	46,350
Medidata Solutions, Inc.*	3,300	163,911
Omnicell, Inc.*	1,650	55,935
Quality Systems, Inc.	2,508	32,980
Veeva Systems, Inc., Class A*	139,400	5,673,580

		6,935,419

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	3,900	177,684
Bio-Techne Corp.	1,700	174,811
Bruker Corp.	6,200	$131,316
Charles River Laboratories International, Inc.*	2,200	167,618
Illumina, Inc.*	8,937	1,144,293
INC Research Holdings, Inc., Class A*	3,700	194,620
Luminex Corp.*	3,300	66,759
Mettler-Toledo International, Inc.*	1,320	552,499
PAREXEL International Corp.*	2,508	164,826
PerkinElmer, Inc.	3,000	156,450
Quintiles IMS Holdings, Inc.*	5,355	407,248
Thermo Fisher Scientific, Inc.	19,798	2,793,498
VWR Corp.*	6,200	155,186
Waters Corp.*	4,290	576,533

		6,863,341

Pharmaceuticals (2.9%)
Akorn, Inc.*	5,500	120,065
Allergan plc*	37,666	7,910,237
Bristol-Myers Squibb Co.	151,574	8,857,985
Catalent, Inc.*	5,400	145,584
Depomed, Inc.*	2,706	48,762
Eli Lilly & Co.	43,500	3,199,425
Impax Laboratories, Inc.*	5,100	67,575
Innoviva, Inc. (x)*	3,432	36,722
Jazz Pharmaceuticals plc*	19,971	2,177,438
Johnson & Johnson	21,857	2,518,145
Mallinckrodt plc*	3,209	159,872
Medicines Co. (The) (x)*	2,772	94,082
Merck & Co., Inc.	8,738	514,406
Mylan NV*	5,654	215,700
Nektar Therapeutics*	9,500	116,565
Pacira Pharmaceuticals, Inc.*	2,200	71,060
Pfizer, Inc.	19,300	626,864
Prestige Brands Holdings, Inc.*	2,800	145,880
SciClone Pharmaceuticals, Inc.*	3,828	41,342
Sucampo Pharmaceuticals, Inc., Class A (x)*	462	6,260
Teva Pharmaceutical Industries Ltd. (ADR)	12,218	442,903
Valeant Pharmaceuticals International, Inc. (x)*	19,922	289,267
Zoetis, Inc.	20,947	1,121,293

		28,927,432

Total Health Care		200,032,036

Industrials (9.2%)
Aerospace & Defense (2.0%)
Aerojet Rocketdyne Holdings, Inc.*	3,036	54,496
B/E Aerospace, Inc.	5,190	312,386
Boeing Co. (The)	49,853	7,761,115
BWX Technologies, Inc.	4,300	170,710
Curtiss-Wright Corp.	1,800	177,048
General Dynamics Corp.	4,200	725,172
HEICO Corp.	2,493	176,610
Hexcel Corp.	4,620	237,653
Huntington Ingalls Industries, Inc.	2,244	413,322
L-3 Communications Holdings, Inc.	23,606	3,590,709

See Notes to Financial Statements.

1342

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lockheed Martin Corp.	11,430	$2,856,814
Moog, Inc., Class A*	500	32,840
Northrop Grumman Corp.	7,600	1,767,608
Raytheon Co.	5,200	738,400
Rockwell Collins, Inc.	5,338	495,153
Spirit AeroSystems Holdings, Inc., Class A	3,100	180,885
TASER International, Inc. (x)*	3,366	81,592
Teledyne Technologies, Inc.*	860	105,780
Textron, Inc.	18,400	893,504
TransDigm Group, Inc.	2,291	570,367

		21,342,164

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	7,729	566,227
Expeditors International of Washington, Inc.	5,854	310,028
FedEx Corp.	20,106	3,743,737
Hub Group, Inc., Class A*	1,254	54,863
United Parcel Service, Inc., Class B	47,879	5,488,848

		10,163,703

Airlines (1.1%)
Alaska Air Group, Inc.	32,655	2,897,478
American Airlines Group, Inc.	58,000	2,708,020
Delta Air Lines, Inc.	27,600	1,357,644
JetBlue Airways Corp.*	7,200	161,424
Southwest Airlines Co.	30,400	1,515,136
United Continental Holdings, Inc.*	36,010	2,624,409

		11,264,111

Building Products (0.5%)
A.O. Smith Corp.	7,000	331,450
AAON, Inc.	2,449	80,939
Allegion plc	4,745	303,680
Fortune Brands Home & Security, Inc.	7,000	374,220
Johnson Controls International plc	75,915	3,126,940
Lennox International, Inc.	2,244	343,713
Masco Corp.	9,912	313,417

		4,874,359

Commercial Services & Supplies (0.4%)
Cintas Corp.	4,472	516,784
Clean Harbors, Inc.*	2,244	124,879
Copart, Inc.*	4,515	250,176
Deluxe Corp.	2,310	165,419
Healthcare Services Group, Inc.	4,048	158,560
Interface, Inc.	2,838	52,645
KAR Auction Services, Inc.	6,300	268,506
Knoll, Inc.	3,960	110,603
MSA Safety, Inc.	1,495	103,648
Multi-Color Corp.	128	9,933
Pitney Bowes, Inc.	6,300	95,697
Rollins, Inc.	4,700	158,766
Stericycle, Inc.*	4,818	371,179
U.S. Ecology, Inc.	858	42,171
Waste Management, Inc.	16,800	1,191,288

		3,620,254

Construction & Engineering (0.3%)
Dycom Industries, Inc. (x)*	1,700	$136,493
EMCOR Group, Inc.	2,200	155,672
Fluor Corp.	39,712	2,085,675
Valmont Industries, Inc.	1,056	148,790

		2,526,630

Electrical Equipment (0.4%)
Acuity Brands, Inc.	1,716	396,156
AMETEK, Inc.	39,017	1,896,225
AZZ, Inc.	1,517	96,936
Emerson Electric Co.	4,794	267,266
Generac Holdings, Inc.*	2,700	109,998
Hubbell, Inc.	1,600	186,720
Rockwell Automation, Inc.	4,734	636,250

		3,589,551

Industrial Conglomerates (1.3%)
3M Co.	26,090	4,658,891
Carlisle Cos., Inc.	1,600	176,464
General Electric Co.	135,450	4,280,220
Honeywell International, Inc.	34,326	3,976,667
Raven Industries, Inc.	1,716	43,243
Roper Technologies, Inc.	2,233	408,818

		13,544,303

Machinery (0.9%)
CLARCOR, Inc.	2,500	206,175
Deere & Co.	3,937	405,668
Donaldson Co., Inc.	8,711	366,559
Flowserve Corp. (x)	3,018	145,015
Fortive Corp.	25,421	1,363,328
Gorman-Rupp Co. (The) (x)	837	25,905
Graco, Inc.	3,042	252,760
Hillenbrand, Inc.	149	5,714
IDEX Corp.	3,696	332,862
Illinois Tool Works, Inc.	13,504	1,653,701
Ingersoll-Rand plc	5,900	442,736
Middleby Corp. (The)*	2,574	331,557
Navistar International Corp.*	4,800	150,576
Nordson Corp.	3,247	363,826
Omega Flex, Inc.	98	5,464
PACCAR, Inc.	2,700	172,530
Pentair plc	12,916	724,200
Snap-on, Inc.	2,700	462,429
Tennant Co.	1,518	108,082
Toro Co. (The)	5,544	310,187
WABCO Holdings, Inc.*	3,036	322,271
Wabtec Corp.	4,488	372,594
Woodward, Inc.	2,368	163,510
Xylem, Inc.	4,300	212,936

		8,900,585

Professional Services (0.5%)
Advisory Board Co. (The)*	1,716	57,057
CEB, Inc.	2,100	127,260
Dun & Bradstreet Corp. (The)	1,200	145,584
Equifax, Inc.	5,516	652,157
Exponent, Inc.	1,176	70,913
Huron Consulting Group, Inc.*	434	21,982
Insperity, Inc.	16	1,135
Nielsen Holdings plc	51,418	2,156,984

See Notes to Financial Statements.

1343

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Robert Half International, Inc.	8,719	$425,313
TransUnion*	4,600	142,278
Verisk Analytics, Inc.*	8,168	662,997
WageWorks, Inc.*	2,500	181,250

		4,644,910

Road & Rail (0.5%)
AMERCO	326	120,486
Avis Budget Group, Inc.*	4,374	160,438
Hertz Global Holdings, Inc.*	3,680	79,341
JB Hunt Transport Services, Inc.	5,097	494,766
Landstar System, Inc.	2,300	196,190
Old Dominion Freight Line, Inc.*	1,900	163,001
Union Pacific Corp.	33,024	3,423,929

		4,638,151

Trading Companies & Distributors (0.3%)
Fastenal Co.	15,052	707,143
HD Supply Holdings, Inc.*	7,900	335,829
Herc Holdings, Inc.*	1,226	49,236
Kaman Corp. (x)	185	9,052
MSC Industrial Direct Co., Inc., Class A	2,100	194,019
NOW, Inc.*	7,418	151,846
United Rentals, Inc.*	4,356	459,906
Watsco, Inc.	1,200	177,744
WW Grainger, Inc.	3,107	721,602

		2,806,377

Total Industrials		91,915,098

Information Technology (32.2%)
Communications Equipment (1.1%)
Arista Networks, Inc.*	67,100	6,493,268
ARRIS International plc*	28,252	851,233
CommScope Holding Co., Inc.*	5,200	193,440
F5 Networks, Inc.*	3,088	446,895
Infinera Corp. (x)*	6,798	57,715
InterDigital, Inc.	2,046	186,902
Motorola Solutions, Inc.	2,197	182,109
Palo Alto Networks, Inc.*	16,865	2,108,968
ShoreTel, Inc.*	1,980	14,157
ViaSat, Inc.*	1,558	103,171

		10,637,858

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	14,994	1,007,597
Badger Meter, Inc.	2,376	87,793
Belden, Inc.	2,200	164,494
CDW Corp.	6,100	317,749
Cognex Corp.	3,802	241,883
Dolby Laboratories, Inc., Class A	14,546	657,334
Fitbit, Inc., Class A (x)*	13,967	102,238
Littelfuse, Inc.	1,100	166,947
MTS Systems Corp.	330	18,711
National Instruments Corp.	4,290	132,218
TE Connectivity Ltd.	47,601	3,297,798
Trimble, Inc.*	9,100	274,365
Universal Display Corp. (x)*	1,518	85,463
VeriFone Systems, Inc.*	5,500	$97,515
Zebra Technologies Corp., Class A*	2,500	214,400

		6,866,505

Internet Software & Services (6.8%)
Akamai Technologies, Inc.*	7,012	467,560
Alibaba Group Holding Ltd. (ADR)*	17,300	1,519,113
Alphabet, Inc., Class A*	24,148	19,136,083
Alphabet, Inc., Class C*	21,286	16,428,960
Cimpress NV (x)*	1,600	146,576
CommerceHub, Inc.*	1,494	22,445
comScore, Inc. (x)*	990	31,264
Cornerstone OnDemand, Inc.*	2,640	111,698
CoStar Group, Inc.*	1,642	309,501
eBay, Inc.*	51,315	1,523,542
Facebook, Inc., Class A*	191,377	22,017,924
GoDaddy, Inc., Class A*	5,300	185,235
IAC/InterActiveCorp	2,500	161,975
j2 Global, Inc.	2,200	179,960
LivePerson, Inc.*	630	4,757
Match Group, Inc. (x)*	10,900	186,390
NIC, Inc.	992	23,709
Nutanix, Inc., Class A*	524	13,917
Pandora Media, Inc. (x)*	7,787	101,542
Stamps.com, Inc. (x)*	726	83,236
Tencent Holdings Ltd. (ADR) (x)	51,400	1,244,908
Twitter, Inc. (x)*	57,809	942,287
VeriSign, Inc. (x)*	4,732	359,963
XO Group, Inc.*	1,518	29,525
Yelp, Inc.*	1,800	68,634
Zillow Group, Inc., Class A (x)*	49,000	1,786,138

		67,086,842

IT Services (5.2%)
Accenture plc, Class A	28,444	3,331,646
Alliance Data Systems Corp.	2,765	631,803
Automatic Data Processing, Inc.	20,987	2,157,044
Black Knight Financial Services, Inc., Class A*	3,700	139,860
Booz Allen Hamilton Holding Corp.	5,200	187,564
Broadridge Financial Solutions, Inc.	5,559	368,562
Cardtronics plc, Class A*	660	36,016
Cass Information Systems, Inc.	399	29,354
Cognizant Technology Solutions Corp., Class A*	27,634	1,548,333
Convergys Corp.	5,100	125,256
CoreLogic, Inc.*	4,400	162,052
CSRA, Inc.	7,500	238,800
DST Systems, Inc.	1,300	139,295
EPAM Systems, Inc.*	2,300	147,913
Euronet Worldwide, Inc.*	2,400	173,832
ExlService Holdings, Inc.*	792	39,948
Fidelity National Information Services, Inc.	8,506	643,394
First Data Corp., Class A*	11,000	156,090
Fiserv, Inc.*	11,000	1,169,080
FleetCor Technologies, Inc.*	4,106	581,081

See Notes to Financial Statements.

1344

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Forrester Research, Inc.	858	$36,851
Gartner, Inc.*	4,732	478,263
Genpact Ltd.*	6,534	159,038
Global Payments, Inc.	7,311	507,457
Hackett Group, Inc. (The)	2,178	38,463
International Business Machines Corp.	26,749	4,440,067
Jack Henry & Associates, Inc.	3,828	339,850
Lionbridge Technologies, Inc.*	6,204	35,983
Mastercard, Inc., Class A	63,630	6,569,797
MAXIMUS, Inc.	3,000	167,370
NeuStar, Inc., Class A*	2,904	96,994
Paychex, Inc.	13,973	850,676
PayPal Holdings, Inc.*	161,785	6,385,654
Sabre Corp.	9,500	237,025
Square, Inc., Class A (x)*	179,700	2,449,311
Syntel, Inc.	2,496	49,396
Teradata Corp.*	5,900	160,303
Total System Services, Inc.	6,402	313,890
Vantiv, Inc., Class A*	6,500	387,530
Visa, Inc., Class A	194,576	15,180,819
Western Union Co. (The)	23,287	505,794
WEX, Inc.*	1,782	198,871

		51,596,325

Semiconductors & Semiconductor Equipment (5.3%)
Acacia Communications, Inc. (x)*	69,900	4,316,325
Applied Materials, Inc.	91,920	2,966,258
ASML Holding NV (N.Y. Shares)	15,200	1,705,440
Broadcom Ltd.	60,761	10,740,721
Cabot Microelectronics Corp.	140	8,844
Cavium, Inc.*	2,400	149,856
Cirrus Logic, Inc.*	3,800	214,852
Cree, Inc. (x)*	70,740	1,866,829
Exar Corp.*	198	2,134
Inphi Corp.*	157,000	7,005,340
Integrated Device Technology, Inc.*	7,100	167,276
Intel Corp.	111,438	4,041,856
KLA-Tencor Corp.	7,500	590,100
Lam Research Corp.	5,300	560,369
Linear Technology Corp.	5,133	320,043
Maxim Integrated Products, Inc.	12,960	499,867
Microchip Technology, Inc.	10,248	657,409
Microsemi Corp.*	4,900	264,453
NVE Corp.	164	11,715
NVIDIA Corp.	82,662	8,823,341
NXP Semiconductors NV*	23,735	2,326,267
Power Integrations, Inc.	1,848	125,387
Qorvo, Inc.*	2,650	139,735
QUALCOMM, Inc.	14,023	914,300
Rambus, Inc.*	5,940	81,794
Semtech Corp.*	3,234	102,033
Silicon Laboratories, Inc.*	600	39,000
Skyworks Solutions, Inc.	7,795	581,975
Synaptics, Inc.*	1,800	96,444
Texas Instruments, Inc.	45,981	3,355,234
Versum Materials, Inc.*	4,100	115,087
Xilinx, Inc.	3,577	215,943

		53,006,227

Software (9.2%)
8x8, Inc.*	6,300	$90,090
ACI Worldwide, Inc.*	2,300	41,745
Activision Blizzard, Inc.	25,700	928,027
Adobe Systems, Inc.*	40,090	4,127,266
American Software, Inc., Class A	192	1,983
ANSYS, Inc.*	1,800	166,482
Aspen Technology, Inc.*	3,800	207,784
Autodesk, Inc.*	39,708	2,938,789
Blackbaud, Inc.	1,300	83,200
Cadence Design Systems, Inc.*	12,605	317,898
CDK Global, Inc.	8,095	483,191
Citrix Systems, Inc.*	44,552	3,978,939
CommVault Systems, Inc.*	2,046	105,164
Dell Technologies, Inc., Class V*	1,110	61,017
Electronic Arts, Inc.*	14,695	1,157,378
Ellie Mae, Inc.*	53,300	4,460,144
Fair Isaac Corp.	1,400	166,908
FireEye, Inc.*	6,400	76,160
Fortinet, Inc.*	5,610	168,973
Gigamon, Inc.*	119,900	5,461,445
Guidewire Software, Inc.*	2,838	139,999
Intuit, Inc.	20,248	2,320,623
Manhattan Associates, Inc.*	3,500	185,605
Microsoft Corp.#	484,439	30,103,038
Nuance Communications, Inc.*	52,892	788,091
Oracle Corp.	13,284	510,770
Paycom Software, Inc. (x)*	3,600	163,764
Pegasystems, Inc.	2,508	90,288
Proofpoint, Inc. (x)*	82,200	5,807,430
PTC, Inc.*	3,843	177,816
Red Hat, Inc.*	22,709	1,582,817
salesforce.com, Inc.*	107,397	7,352,399
ServiceNow, Inc.*	142,227	10,573,155
Splunk, Inc.*	69,534	3,556,664
SS&C Technologies Holdings, Inc.	7,128	203,861
Symantec Corp.	7,200	172,008
Synchronoss Technologies, Inc.*	1,122	42,973
Synopsys, Inc.*	3,300	194,238
Tableau Software, Inc., Class A*	1,800	75,870
Take-Two Interactive Software, Inc.*	4,000	197,160
Tyler Technologies, Inc.*	2,046	292,107
Ultimate Software Group, Inc. (The)*	1,254	228,667
VASCO Data Security International, Inc.*	1,452	19,820
Workday, Inc., Class A*	14,248	941,650
Zendesk, Inc.*	5,500	116,600
Zix Corp.*	6,336	31,300

		90,891,296

Technology Hardware, Storage & Peripherals (3.9%)
3D Systems Corp. (x)*	4,422	58,768
Apple, Inc.	280,496	32,487,047
Diebold Nixdorf, Inc. (x)	4,000	100,600
Electronics for Imaging, Inc.*	3,500	153,510

See Notes to Financial Statements.

1345

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

NCR Corp.*	5,700	$231,192
Seagate Technology plc	103,616	3,955,023
Western Digital Corp.	28,711	1,950,912

		38,937,052

Total Information Technology		319,022,105

Materials (2.9%)
Chemicals (1.9%)
AdvanSix, Inc.*	1,373	30,398
Air Products & Chemicals, Inc.	8,200	1,179,324
Axalta Coating Systems Ltd.*	7,500	204,000
Balchem Corp.	85	7,133
Celanese Corp.	35,643	2,806,530
Chemours Co. (The)	3,898	86,107
Chemtura Corp.*	6,200	205,840
Dow Chemical Co. (The)	52,920	3,028,081
Ecolab, Inc.	11,840	1,387,885
EI du Pont de Nemours & Co.	40,191	2,950,019
FMC Corp.	6,621	374,484
GCP Applied Technologies, Inc.*	3,102	82,979
H.B. Fuller Co.	400	19,324
International Flavors & Fragrances, Inc.	4,224	497,714
LyondellBasell Industries NV, Class A	7,051	604,835
Monsanto Co.	13,017	1,369,519
NewMarket Corp.	462	195,814
OMNOVA Solutions, Inc.*	2,530	25,300
PolyOne Corp.	4,686	150,139
PPG Industries, Inc.	12,884	1,220,888
Praxair, Inc.	11,193	1,311,708
RPM International, Inc.	5,478	294,881
Scotts Miracle-Gro Co. (The), Class A	1,900	181,545
Sherwin-Williams Co. (The)	3,706	995,950
Valspar Corp. (The)	4,290	444,487
Valvoline, Inc. (x)	193	4,150

		19,659,034

Construction Materials (0.3%)
Eagle Materials, Inc.	2,161	212,923
Martin Marietta Materials, Inc.	2,606	577,307
Vulcan Materials Co.	14,000	1,752,101

		2,542,331

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,112	155,126
Avery Dennison Corp.	3,900	273,858
Ball Corp.	7,919	594,480
Bemis Co., Inc.	3,000	143,460
Berry Plastics Group, Inc.*	5,500	268,015
Crown Holdings, Inc.*	6,200	325,934
Graphic Packaging Holding Co.	15,179	189,434
Packaging Corp. of America	4,356	369,476
Sealed Air Corp.	8,645	391,964
Silgan Holdings, Inc.	1,008	51,589

		2,763,336

Metals & Mining (0.4%)
Freeport-McMoRan, Inc.*	143,853	$1,897,421
Nucor Corp.	25,086	1,493,119
Southern Copper Corp.	5,612	179,247
Steel Dynamics, Inc.	6,000	213,480
Worthington Industries, Inc.	700	33,208

		3,816,475

Total Materials		28,781,176

Real Estate (1.5%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Alexander’s, Inc. (REIT)	66	28,173
Alexandria Real Estate Equities, Inc. (REIT)	1,500	166,695
American Tower Corp. (REIT)	18,867	1,993,864
Boston Properties, Inc. (REIT)	1,188	149,427
CareTrust REIT, Inc. (REIT)	1,598	24,481
Crown Castle International Corp. (REIT)	21,432	1,859,655
CubeSmart (REIT)	6,000	160,620
CyrusOne, Inc. (REIT)	2,900	129,717
Digital Realty Trust, Inc. (REIT)	4,700	461,822
DuPont Fabros Technology, Inc. (REIT) (x)	3,396	149,186
Education Realty Trust, Inc. (REIT)	3,400	143,820
Equinix, Inc. (REIT)	3,107	1,110,473
Equity LifeStyle Properties, Inc. (REIT)	3,808	274,557
Essex Property Trust, Inc. (REIT)	1,200	279,000
Extra Space Storage, Inc. (REIT)	5,700	440,268
Federal Realty Investment Trust (REIT)	3,180	451,910
First Industrial Realty Trust, Inc. (REIT)	5,600	157,080
Gaming and Leisure Properties, Inc. (REIT)	8,557	262,015
Gramercy Property Trust (REIT)	16,800	154,224
Healthcare Trust of America, Inc. (REIT), Class A	4,800	139,728
Iron Mountain, Inc. (REIT)	11,922	387,227
Lamar Advertising Co. (REIT), Class A	3,498	235,206
Life Storage, Inc. (REIT)	1,400	119,364
Medical Properties Trust, Inc. (REIT)	10,000	123,000
National Health Investors, Inc. (REIT) (x)	1,900	140,923
Omega Healthcare Investors, Inc. (REIT)	4,884	152,674
Outfront Media, Inc. (REIT)	6,400	159,168
PS Business Parks, Inc. (REIT)	1,364	158,933
Public Storage (REIT)	6,819	1,524,047
Regency Centers Corp. (REIT)	1,900	131,005
Saul Centers, Inc. (REIT)	330	21,981
Senior Housing Properties Trust (REIT)	7,600	143,868
Simon Property Group, Inc. (REIT)	12,862	2,285,191

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tanger Factory Outlet Centers, Inc. (REIT)	4,400	$157,432
Taubman Centers, Inc. (REIT)	2,886	213,362
Universal Health Realty Income Trust (REIT)	594	38,960
Urban Edge Properties (REIT)	792	21,788
Ventas, Inc. (REIT)	4,900	306,348

		14,857,192

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	15,569	490,268

Total Real Estate		15,347,460

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	39,699	1,688,398
Cogent Communications Holdings, Inc.	3,800	157,130
Consolidated Communications Holdings, Inc. (x)	2,400	64,440
SBA Communications Corp., Class A*	2,966	306,269
Verizon Communications, Inc.	90,413	4,826,246
Windstream Holdings, Inc. (x)	4,129	30,266
Zayo Group Holdings, Inc.*	5,800	190,588

		7,263,337

Wireless Telecommunication Services (0.2%)
Shenandoah Telecommunications Co.	2,900	79,170
T-Mobile US, Inc.*	31,300	1,800,063

		1,879,233

Total Telecommunication Services		9,142,570

Utilities (0.0%)
Gas Utilities (0.0%)
Southwest Gas Corp.	1,800	137,916

Multi-Utilities (0.0%)
Dominion Resources, Inc.	2,300	176,157

Total Utilities		314,073

Total Common Stocks (98.8%) (Cost $621,438,012)		982,007,910

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp. (Contingent Value Shares)*†	6,270	5,220

Health Care Equipment & Supplies (0.0%)
Wright Medical Group NV, expiring 3/1/19*	22,047	29,102

Pharmaceuticals (0.0%)
Furiex Pharmaceuticals, Inc. (Contingent Value Shares)*†	594	—

Total Rights (0.0%) (Cost $—)		34,322

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	5,712,140	$5,713,854

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $600,047, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $612,000. (xx)	$600,000	600,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,400,397, collateralized by various Common Stocks; total market value $3,779,287. (xx)	3,400,000	3,400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $6,000,700, collateralized by various Common Stocks; total market value $6,669,330. (xx)	6,000,000	6,000,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $500,053, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $510,002. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $579,197, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $590,749. (xx)	579,165	579,165

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $700,059, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $714,362. (xx)	$700,000	$700,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,000,063, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,020,517. (xx)	1,000,000	1,000,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $1,200,140, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,224,620. (xx)	1,200,000	1,200,000
Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	2,000,000	2,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $2,000,133, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $2,040,136. (xx)	2,000,000	2,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $4,000,482, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $4,080,000. (xx)	$4,000,000	$4,000,000

Total Repurchase Agreements		23,179,165

Total Short-Term Investments (2.9%) (Cost $28,892,593)		28,893,019

Total Investments (101.7%) (Cost $650,330,605)		1,010,935,251
Other Assets Less Liabilities (-1.7%)		(16,761,243)

Net Assets (100%)		$994,174,008

*	Non-income producing.
†	Securities (totaling $5,220 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,615,640.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $22,499,969. This was secured by cash collateral of $23,179,165 which was subsequently invested in joint repurchase agreements with a total value of $23,179,165, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $16,407 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.500%, maturing 4/30/17 - 2/15/42.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	10	March-17	$957,116	$972,800	$15,684
S&P 500 E-Mini Index	12	March-17	1,329,536	1,341,720	12,184
S&P MidCap 400 E-Mini Index	4	March-17	667,861	663,640	(4,221)

					$23,647

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$209,639,350	$—	$—	$209,639,350
Consumer Staples	49,579,854	—	—	49,579,854
Energy	22,276,242	—	—	22,276,242
Financials	35,957,946	—	—	35,957,946
Health Care	200,032,036	—	—	200,032,036
Industrials	91,915,098	—	—	91,915,098
Information Technology	319,022,105	—	—	319,022,105
Materials	28,781,176	—	—	28,781,176
Real Estate	15,347,460	—	—	15,347,460
Telecommunication Services	9,142,570	—	—	9,142,570
Utilities	314,073	—	—	314,073
Futures	27,868	—	—	27,868
Rights
Health Care	29,102	—	5,220	34,322
Short-Term Investments
Investment Companies	5,713,854	—	—	5,713,854
Repurchase Agreements	—	23,179,165	—	23,179,165

Total Assets	$987,778,734	$23,179,165	$5,220	$1,010,963,119

Liabilities:
Futures	$(4,221)	$—	$—	$(4,221)

Total Liabilities	$(4,221)	$—	$—	$(4,221)

Total	$987,774,513	$23,179,165	$5,220	$1,010,958,898

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$27,868	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(4,221	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$501,142

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$48,006

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $3,776,000 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$626,716,142
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$623,612,679

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$375,127,976
Aggregate gross unrealized depreciation	(19,637,104)

Net unrealized appreciation	$355,490,872

Federal income tax cost of investments	$655,444,379

For the year ended December 31, 2016, the Portfolio incurred approximately $3,492 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $627,151,440)	$987,756,086
Repurchase Agreements (Cost $23,179,165)	23,179,165
Cash	2,354,454
Receivable for securities sold	7,621,936
Dividends, interest and other receivables	776,375
Receivable from Separate Accounts for Trust shares sold	159,541
Securities lending income receivable	47,078
Other assets	3,399

Total assets	1,021,898,034

LIABILITIES
Payable for return of collateral on securities loaned	23,179,165
Payable for securities purchased	2,807,088
Payable to Separate Accounts for Trust shares redeemed	737,987
Investment management fees payable	487,480
Distribution fees payable – Class IA	195,834
Administrative fees payable	106,384
Trustees’ fees payable	27,809
Due to broker for futures variation margin	19,001
Distribution fees payable – Class IB	15,935
Accrued expenses	147,343

Total liabilities	27,724,026

NET ASSETS	$994,174,008

Net assets were comprised of:
Paid in capital	$988,573,292
Accumulated undistributed net investment income (loss)	445,944
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(355,473,521)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	360,628,293

Net assets	$994,174,008

Class IA
Net asset value, offering and redemption price per share, $914,837,061 / 19,375,903 shares outstanding (unlimited amount authorized: $0.01 par value)	$47.22

Class IB
Net asset value, offering and redemption price per share, $74,656,413 / 1,610,372 shares outstanding (unlimited amount authorized: $0.01 par value)	$46.36

Class K
Net asset value, offering and redemption price per share, $4,680,534 / 99,421 shares outstanding (unlimited amount authorized: $0.01 par value)	$47.08

(x)	Includes value of securities on loan of $22,499,969.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $11,467 foreign withholding tax)	$14,481,586
Interest	11,448
Securities lending (net)	674,874

Total income	15,167,908

EXPENSES
Investment management fees	5,813,958
Distribution fees – Class IA	2,303,634
Administrative fees	1,257,265
Custodian fees	207,200
Distribution fees – Class IB	190,823
Professional fees	100,344
Printing and mailing expenses	73,239
Trustees’ fees	24,655
Miscellaneous	17,651

Gross expenses	9,988,769
Less: Waiver from investment manager	(12,652)

Net expenses	9,976,117

NET INVESTMENT INCOME (LOSS)	5,191,791

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	41,293,138
Net distributions of realized gain received from underlying funds	62
Futures	501,142
Foreign currency transactions	(7,189)

Net realized gain (loss)	41,787,153

Change in unrealized appreciation (depreciation) on:
Investments	(15,037,479)
Futures	48,006
Foreign currency translations	348

Net change in unrealized appreciation (depreciation)	(14,989,125)

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,798,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,989,819

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,191,791	$1,772,123
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	41,787,153	89,567,261
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(14,989,125)	(46,626,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,989,819	44,712,657

DIVIDENDS:
Dividends from net investment income
Class IA	(4,873,305)	(1,607,751)
Class IB	(396,849)	(133,954)
Class K	(36,743)	(21,302)

TOTAL DIVIDENDS:	(5,306,897)	(1,763,007)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 223,199 and 317,154 shares, respectively ]	10,126,437	14,574,167
Capital shares issued in reinvestment of dividends [ 102,011 and 35,601 shares, respectively ]	4,873,305	1,607,751
Capital shares repurchased [ (2,253,378) and (2,345,925) shares, respectively ]	(102,348,725)	(107,824,709)

Total Class IA transactions	(87,348,983)	(91,642,791)

Class IB
Capital shares sold [ 163,923 and 245,436 shares, respectively ]	7,249,075	11,104,278
Capital shares issued in reinvestment of dividends [ 8,460 and 3,021 shares, respectively ]	396,849	133,954
Capital shares repurchased [ (379,687) and (372,126) shares, respectively ]	(16,882,659)	(16,746,759)

Total Class IB transactions	(9,236,735)	(5,508,527)

Class K
Capital shares sold [ 18,959 and 27,904 shares, respectively ]	855,539	1,281,686
Capital shares issued in reinvestment of dividends [ 772 and 473 shares, respectively ]	36,743	21,302
Capital shares repurchased [ (33,121) and (71,729) shares, respectively ]	(1,469,334)	(3,335,184)

Total Class K transactions	(577,052)	(2,032,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(97,162,770)	(99,183,514)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,479,848)	(56,233,864)
NET ASSETS:
Beginning of year	1,064,653,856	1,120,887,720

End of year (a)	$994,174,008	$1,064,653,856

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$445,944	$521,907

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014	2013	2012
Net asset value, beginning of year	$45.89	$44.20		$39.98	$29.17	$25.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.07		0.05	0.03	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.35	1.70		4.21	10.82	3.58

Total from investment operations	1.58	1.77		4.26	10.85	3.64

Less distributions:
Dividends from net investment income	(0.25)	(0.08)		(0.04)	(0.04)	(0.07)

Net asset value, end of year	$47.22	$45.89		$44.20	$39.98	$29.17

Total return	3.44%	4.00	%(aa)	10.66%	37.21%	14.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$914,837	$977,594		$1,029,733	$1,029,123	$849,059
Ratio of expenses to average net assets:
After waivers (f)	1.00%	0.98%		1.03%	1.03%	1.01%
After waivers and fees paid indirectly (f)	1.00%	0.98%		1.03%	1.03%	1.00%
Before waivers and fees paid indirectly (f)	1.00%	0.98%		1.03%	1.03%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.52%	0.16%		0.12%	0.09%	0.22%
After waivers and fees paid indirectly (f)	0.52%	0.16%		0.12%	0.09%	0.23%
Before waivers and fees paid indirectly (f)	0.52%	0.16%		0.12%	0.09%	0.22%
Portfolio turnover rate^	63%	65%		54%	72%	72%

	Year Ended December 31,
Class IB	2016	2015		2014	2013	2012
Net asset value, beginning of year	$45.06	$43.40		$39.25	$28.65	$25.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.07		0.05	0.03	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.32	1.66		4.14	10.61	3.51

Total from investment operations	1.55	1.73		4.19	10.64	3.57

Less distributions:
Dividends from net investment income	(0.25)	(0.07)		(0.04)	(0.04)	(0.07)

Net asset value, end of year	$46.36	$45.06		$43.40	$39.25	$28.65

Total return	3.43%	4.00	%(bb)	10.68%	37.14%	14.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$74,656	$81,898		$84,253	$85,890	$559,267
Ratio of expenses to average net assets:
After waivers (f)	1.00%	0.98%		1.03%	1.03%	1.01%
After waivers and fees paid indirectly (f)	1.00%	0.98%		1.03%	1.03%	1.00%
Before waivers and fees paid indirectly (f)	1.00%	0.98%		1.03%	1.03%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.51%	0.16%		0.12%	0.10%	0.22%
After waivers and fees paid indirectly (f)	0.51%	0.16%		0.12%	0.11%	0.22%
Before waivers and fees paid indirectly (f)	0.51%	0.16%		0.12%	0.10%	0.22%
Portfolio turnover rate^	63%	65%		54%	72%	72%

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015		2014	2013	2012
Net asset value, beginning of year	$45.76	$44.20		$39.98	$29.17	$25.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35	0.19		0.15	0.12	0.12
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.34	1.56		4.22	10.83	3.59

Total from investment operations	1.69	1.75		4.37	10.95	3.71

Less distributions:
Dividends from net investment income	(0.37)	(0.19)		(0.15)	(0.14)	(0.14)

Net asset value, end of year	$47.08	$45.76		$44.20	$39.98	$29.17

Total return	3.69%	3.97	%(cc)	10.94%	37.55%	14.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,681	$5,162		$6,902	$8,181	$6,404
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.73%		0.78%	0.78%	0.76%
After waivers and fees paid indirectly (f)	0.75%	0.73%		0.78%	0.78%	0.75%
Before waivers and fees paid indirectly (f)	0.75%	0.73%		0.78%	0.78%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.77%	0.41%		0.36%	0.34%	0.42%
After waivers and fees paid indirectly (f)	0.77%	0.41%		0.36%	0.34%	0.43%
Before waivers and fees paid indirectly (f)	0.77%	0.41%		0.36%	0.34%	0.42%
Portfolio turnover rate^	63%	65%		54%	72%	72%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.81%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.79%.

See Notes to Financial Statements.

1354

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.
➢	DoubleLine Capital LP
➢	Pacific Investment Management Company LLC (“PIMCO”)
➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.64%	1.89%	3.96%
Portfolio – Class IB Shares	2.63	1.89	3.82
Portfolio – Class K Shares*	2.89	2.14	2.22
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08	1.85	3.84
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.63% for the year ended December 31, 2016. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, returned 2.08% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Holdings of Treasury Inflation-Protected Securities (TIPS) were positive for the year as breakevens rose amid higher inflation expectations surrounding Trump’s proposed policies and an uptick in commodity prices.

•	Exposure to non-Agency mortgages benefitted the Portfolio as housing sector fundamentals continued to improve.

•

Credit strategies, mainly in investment grade and high yield financials, municipals, and dollar-denominated emerging market quasi-sovereigns and corporates added to performance, as spreads ended the year broadly tighter.

•	A long-dollar position against a basket of emerging markets currencies helped as the dollar strengthened.

•	Also adding to performance was duration exposure in the eurozone, partly facilitated by futures, as rates drifted lower in the region on the back of the European Central Bank’s accommodative measures.

What hurt performance during the year:

•	U.S. duration and curve positioning, partially implemented through the use of futures and options, was detrimental for performance with an overweight to intermediate maturities as rates rose.

•	Short duration exposure to the front-end of the U.K. yield curve, partly facilitated by futures, detracted as rates rallied.

•	Short Japanese yen detracted as the currency strengthened relative to the dollar.

Portfolio Characteristics As of December 31, 2016
Weighted Average Life (Years)	6.31
Weighted Average Coupon (%)	2.89
Weighted Average Modified Duration (Years)*	4.80
Weighted Average Rating**	AA-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1355

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
U.S. Treasury Obligations	26.9%
Mortgage-Backed Securities	23.9
Collateralized Mortgage Obligations	13.5
Financials	12.1
Asset-Backed Securities	7.9
Commercial Mortgage-Backed Securities	4.5
Consumer Discretionary	2.1
Health Care	2.0
Municipal Bonds	1.9
Investment Companies	1.9
Foreign Government Securities	1.8
Energy	1.5
Repurchase Agreements	1.4
Utilities	1.4
Information Technology	1.4
Consumer Staples	1.1
Industrials	0.9
U.S. Government Agency Securities	0.9
Real Estate	0.8
Supranational	0.7
Telecommunication Services	0.7
Materials	0.4
Options Purchased	0.0 #
Cash and Other	(9.7)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$985.26	$4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.68
Class IB
Actual	1,000.00	985.29	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.68
Class K
Actual	1,000.00	986.48	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (7.9%)
Air Canada Pass-Through Trust,
Series 2013-1A A 4.125%, 5/15/25§		$334,198	$341,717
American Airlines, Inc.,
Series 2015-1 A 3.375%, 5/1/27		167,261	164,551
AmeriCredit Automobile Receivables,
Series 2016-1 A2A 1.520%, 6/10/19		301,675	302,055
Apidos CLO XVI,
Series 2013-16A A1 2.328%, 1/19/25 (l)§		250,000	250,309
Series 2013-16A B 3.678%, 1/19/25 (l)§		250,000	250,118
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2016-FL1A A 2.238%, 9/15/26 (l)§		100,000	100,190
Ares Enhanced Loan Investment Strategy IR Ltd.,
Series 2013-IRAR A1BR 2.632%, 7/23/25 (l)§		700,000	700,010
Ares XXX CLO Ltd.,
Series 2014-30A A2 1.731%, 4/20/23 (l)§		137,809	137,443
Atlas Senior Loan Fund II Ltd.,
Series 2012-2A AR 2.117%, 1/30/24 (l)§		700,000	699,996
B2R Mortgage Trust,
Series 2015-1 A1 2.524%, 5/15/48§		89,296	88,119
Series 2015-2 A 3.336%, 11/15/48§		97,030	96,759
Series 2016-1 A 2.567%, 6/15/49§		596,139	585,111
Betony CLO Ltd.,
Series 2015-1A D 4.480%, 4/15/27 (l)§		500,000	478,589
BlueMountain CLO Ltd.,
Series 2013-1A A1R 2.106%, 1/20/29 (b)(l)§		250,000	249,969
Series 2015-2A D 4.432%, 7/18/27 (l)§		250,000	239,042
Bosphorus CLO I Ltd.,
Series 1A A 0.838%, 11/10/23 (b)(l)§	EUR	139,662	147,053
Bridgeport CLO II Ltd.,
Series 2007-2A A1 1.223%, 6/18/21 (l)§		$286,693	283,259
Brookside Mill CLO Ltd.,
Series 2013-1A A1 2.030%, 4/17/25 (b)(l)§		500,000	499,095
Cadogan Square CLO IV BV,
Series 4A A 0.042%, 7/24/23 (b)(l)§	EUR	245,734	257,988
Canyon Capital CLO Ltd.,
Series 2014-1A C 4.137%, 4/30/25 (l)§		$250,000	240,602
Capital One Multi-Asset Execution Trust,
Series 2016-A1 A1 1.154%, 2/15/22 (l)		500,000	501,831
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-1A AR 2.111%, 4/20/22 (l)§		$531,720	$531,729
Cent CLO Ltd.,
Series 2013-19A A1A 2.217%, 10/29/25 (l)§		250,000	250,024
Chapel BV,
Series 2007 A2 0.049%, 7/17/66 (l)(m)	EUR	414,230	428,908
CIFC Funding 2012-I Ltd.,
Series 2012-1A A1R2 2.176%, 8/14/24 (l)§		$385,190	385,187
CIFC Funding 2014-V Ltd.,
Series 2014-5A A2R 2.258%, 1/17/27 (l)§		600,000	599,998
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3 M1 1.046%, 10/25/36 (l)		5,000,000	4,741,876
Colony American Homes,
Series 2015-1A A 1.936%, 7/17/32 (l)§		99,501	99,535
Continental Airlines Pass-Through Trust,
Series 2010-1 B 6.000%, 1/12/19		386,878	394,383
Cordatus CLO I plc,
Series 2006-1X A1 0.049%, 1/30/24 (l)(m)	EUR	197,413	207,514
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 1.350%, 11/27/28 (l)§		500,000	527,678
DB Master Finance LLC,
Series 2015-1A A2I 3.262%, 2/20/45§		$1,965,000	1,975,961
Series 2015-1A A2II 3.980%, 2/20/45§		1,965,000	1,994,477
Dell Equipment Finance Trust,
Series 2015-2 A2B 1.649%, 12/22/17 (l)§		209,038	209,188
Dorchester Park CLO Ltd.,
Series 2015-1A C 4.081%, 1/20/27 (l)§		250,000	250,079
Series 2015-1A D 4.431%, 1/20/27 (l)§		250,000	244,300
Doric Nimrod Air Alpha Pass Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		1,163,803	1,211,752
Dryden 30 Senior Loan Fund,
Series 2013-30A A 2.156%, 11/15/25 (l)§		500,000	499,996
Duke Energy Carolinas LLC,
2.500%, 3/15/23		50,000	49,515
Earnest Student Loan Program LLC,
Series 2016-C A2 2.680%, 7/25/35§		1,102,851	1,072,061
EFS Volunteer LLC,
Series 2010-1 A1 1.732%, 10/26/26 (l)§		46,018	46,028
Flagship Credit Auto Trust,
Series 2016-3 B 2.430%, 6/15/21§		1,000,000	996,086

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Ford Credit Floorplan Master Owner Trust,
Series 2012-5 C 2.140%, 9/15/19	$218,000	$218,293
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A AR 2.238%, 10/29/26 (l)§	1,000,000	999,993
GSAA Home Equity Trust,
Series 2006-5 2A1 0.826%, 3/25/36 (l)	19,371	11,278
Series 2007-8 A2 1.106%, 8/25/37 (l)	812,582	750,359
Series 2007-10 A2A 6.500%, 11/25/37	3,144,843	2,262,933
Invitation Homes Trust,
Series 2014-SFR2 C 2.936%, 9/17/31 (l)§	100,000	100,262
Series 2015-SFR3 A 2.036%, 8/17/32 (l)§	98,205	98,445
Jamestown CLO VI Ltd.,
Series 2015-6A A1A 2.511%, 2/20/27 (l)§	500,000	500,060
KKR Financial CLO Ltd.,
Series 2013-2A A1AR 2.332%, 1/23/26 (l)§	500,000	499,997
Labrador Aviation Finance Ltd.,
Series 2016-1A A1 4.300%, 1/15/42 (b)§	3,000,000	2,966,463
Latam Airlines Pass-Through Trust,
Series 2015-1 B 4.500%, 11/15/23	463,176	446,965
Lockwood Grove CLO Ltd.,
Series 2014-1A A1R 2.330%, 4/25/25 (l)§	500,000	499,997
Madison Park Funding IV Ltd.,
Series 2007-4A A1A 1.216%, 3/22/21 (l)§	188,420	187,303
Series 2007-4A A2 1.226%, 3/22/21 (l)§	200,736	198,670
Navient Private Education Loan Trust,
Series 2014-CTA B 2.454%, 10/17/44 (l)§	100,000	94,502
Series 2015-AA A3 2.404%, 11/15/30 (l)§	100,000	101,639
Neuberger Berman CLO XII Ltd.,
Series 2012-12A A2RR 2.182%, 7/25/23 (l)§	474,539	474,538
Nomura Home Equity Loan Inc Home Equity Loan Trust,
Series 2007-1 2A1A 0.916%, 2/25/37 (l)	3,970,000	3,235,345
Octagon Investment Partners 27 Ltd.,
Series 2016-1A C 3.662%, 7/15/27 (l)§	250,000	252,094
OneMain Financial Issuance Trust,
Series 2014-1A B 3.240%, 6/18/24§	100,000	100,345
Series 2015-1A A 3.190%, 3/18/26§	155,000	156,006
Series 2015-1A B 3.850%, 3/18/26§	500,000	500,422
OZLM VI Ltd.,
Series 2014-6A A2A 3.030%, 4/17/26 (l)§	250,000	250,018
OZLM XI Ltd.,
Series 2015-11A A1A 2.437%, 1/30/27 (l)§	$250,000	$250,021
Palmer Square CLO Ltd.,
Series 2013-2A A1A 2.280%, 10/17/25 (l)§	500,000	500,013
Penarth Master Issuer plc,
Series 2015-2A A1 1.136%, 5/18/19 (l)§	900,000	899,733
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 1.782%, 7/25/29 (l)	437,244	437,920
Progress Residential Trust,
Series 2015-SFR2 A 2.740%, 6/12/32§	99,025	98,119
Series 2016-SFR1 A 2.236%, 9/17/33 (l)§	99,766	100,299
RAMP Trust,
Series 2005-RS9 AI4 1.076%, 11/25/35 (l)	1,841,638	1,568,650
RASC Trust,
Series 2007-KS3 AI3 1.006%, 4/25/37 (l)	3,688,202	3,528,609
Santander Drive Auto Receivables Trust,
Series 2015-4 A2A 1.200%, 12/17/18	49,268	49,259
Saranac CLO I Ltd.,
Series 2013-1A A1A 2.364%, 10/26/24 (l)§	500,000	500,079
SBA Small Business Investment Cos.,
Series 2008-P10B 1 5.944%, 8/10/18	197,614	206,523
Scholar Funding Trust,
Series 2011-A A 1.790%, 10/28/43 (l)§	239,829	231,638
Series 2013-A A 1.406%, 1/30/45 (l)§	204,584	196,369
SLM Private Credit Student Loan Trust,
Series 2003-B A2 1.363%, 3/15/22 (l)	49,017	48,468
Series 2004-B A2 1.163%, 6/15/21 (l)	14,390	14,345
Series 2005-A A3 1.163%, 6/15/23 (l)	110,965	107,702
Series 2006-B A5 1.233%, 12/15/39 (l)	120,000	111,883
Series 2006-C A4 1.133%, 3/15/23 (l)	23,230	23,118
SLM Private Education Loan Trust,
Series 2011-B A3 2.954%, 6/16/42 (l)§	200,000	205,572
Series 2011-C A2A 3.954%, 10/17/44 (l)§	154,842	161,938
Series 2012-A A1 2.104%, 8/15/25 (l)§	8,069	8,075
Series 2012-E A1 1.454%, 10/16/23 (l)§	3,305	3,305
Series 2012-E A2B 2.454%, 6/15/45 (l)§	320,000	323,394
Series 2013-A A1 1.304%, 8/15/22 (l)§	85,198	85,184

See Notes to Financial Statements.

1358

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Series 2013-B A2A 1.850%, 6/17/30§		$500,000	$497,440
Series 2013-C A2B 2.104%, 10/15/31 (l)§		200,000	201,985
SMB Private Education Loan Trust,
Series 2014-A A3 2.204%, 4/15/32 (l)§		100,000	101,877
Series 2015-B A3 2.454%, 5/17/32 (l)§		200,000	202,269
Series 2015-B B 3.500%, 12/17/40§		100,000	89,674
Series 2016-A A2A 2.700%, 5/15/31§		100,000	96,654
Series 2016-A A2B 2.204%, 5/15/31 (l)§		110,000	109,830
Series 2016-B A2A 2.430%, 2/17/32§		100,000	97,129
Series 2016-B A2B 2.154%, 2/17/32 (l)§		100,000	100,000
SoFi Professional Loan Program,
Series 2015-D A2 2.720%, 10/27/36§		74,678	74,960
Series 2016-D A1 1.706%, 1/25/39 (l)§		572,771	574,635
Structured Asset Receivables Trust,
Series 2003-2A CTFS 0.705%, 1/21/11 (b)(l)§†		976	—
SWAY Residential Trust,
Series 2014-1 A 2.036%, 1/17/32 (l)§		132,067	132,067
Symphony CLO XI Ltd.,
Series 2013-11A C 4.030%, 1/17/25 (l)§		500,000	500,115
TCI-Flatiron CLO Ltd.,
Series 2016-1A B 2.862%, 7/17/28 (l)§		250,000	250,514
Series 2016-1A C 3.712%, 7/17/28 (l)§		250,000	253,426
THL Credit Wind River CLO Ltd.,
Series 2014-2A A2 2.330%, 7/15/26 (l)§		700,000	699,115
Tralee CLO III Ltd.,
Series 2014-3A A1R 1.803%, 7/20/26 (b)(l)§		700,000	699,997
Tricon American Homes Trust,
Series 2015-SFR1 A 1.986%, 5/17/32 (l)§		94,500	94,038
Turkish Airlines Pass Through Trust,
Series 2015-1 A 4.200%, 3/15/27§		814,896	797,621
Union Pacific Railroad Co. Pass-Through Trust,
Series 14-1 3.227%, 5/14/26		81,015	80,959
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24		25,119	26,566
Series 2004-20C 1 4.340%, 3/1/24		291,517	302,739
Series 2005-20B 1 4.625%, 2/1/25		26,922	28,383
Series 2008-20G 1 5.870%, 7/1/28		$340,126	$377,045
Venture XVIII CLO Ltd.,
Series 2014-18A A 2.330%, 10/15/26 (l)§		1,000,000	1,000,024
Vibrant CLO Ltd.,
Series 2012-1A A1AR 2.220%, 7/17/24 (l)§		464,724	464,730
Washington Mill CLO Ltd.,
Series 2014-1A A1 2.381%, 4/20/26 (l)§		250,000	249,999
Wood Street CLO IV BV,
Series IV-A C 0.399%, 9/25/22 (l)§	EUR	300,000	312,827

Total Asset-Backed Securities			56,312,842

Collateralized Mortgage Obligations (13.5%)
Agate Bay Mortgage Trust,
Series 2015-6 A3 3.500%, 9/25/45 (l)§		$2,376,611	2,384,714
Alternative Loan Trust,
Series 2006-OA6 1A2 0.966%, 7/25/46 (l)		40,320	34,939
Series 2006-OA22 A1 0.916%, 2/25/47 (l)		71,778	61,799
Series 2007-OH1 A1D 0.966%, 4/25/47 (l)		80,641	64,245
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.082%, 10/25/34 (l)		17,439	17,438
Bear Stearns ALT-A Trust,
Series 2006-4 31A1 3.375%, 7/25/36 (l)		3,799,095	3,238,342
Bear Stearns ARM Trust,
Series 2004-8 11A2 3.051%, 11/25/34 (l)		614,602	616,616
Series 2005-1 2A1 3.071%, 3/25/35 (l)		319,513	314,233
Chase Mortgage Finance Trust,
Series 2005-S2 A15 5.500%, 10/25/35		431,217	435,890
Series 2007-S3 1A12 6.000%, 5/25/37		2,939,215	2,419,599
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6 5.500%, 9/25/35		2,080,960	2,063,482
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36		3,209,529	2,899,766
COLT Mortgage Loan Trust,
Series 2016-1 A1 3.000%, 5/25/46§		301,549	298,697
Core Industrial Trust,
Series 2015-TEXW XA 0.771%, 2/10/34 IO (l)§		1,000,000	35,058
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-24 A1 5.500%, 11/25/35		955,537	869,221

See Notes to Financial Statements.

1359

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		$2,656,802	$2,596,003
Series 2014-WIN1 2A4 3.000%, 9/25/44 (l)§		1,044,702	1,027,775
Series 2015-1 A1 2.500%, 1/25/45 (l)§		2,064,329	2,004,189
EMF NL BV,
Series 2008-2X A2 0.689%, 7/17/41 (l)(m)	EUR	435,000	376,317
Eurohome UK Mortgages plc,
Series 2007-1 A 0.523%, 6/15/44 (l)(m)	GBP	537,999	621,684
EuroMASTR plc,
Series 2007-1V A2 0.573%, 6/15/40 (l)(m)		295,605	335,206
Eurosail-UK plc,
Series 2007-4X A3 1.327%, 6/13/45 (l)(m)		800,000	948,624
FHLMC,
Series 2708 ZD 5.500%, 11/15/33		$2,765,545	3,021,424
Series 4316 BZ 3.000%, 3/15/44		4,419,560	4,063,072
Series 4430 NZ 3.000%, 1/15/45		4,236,437	3,840,576
Series 4438 B 3.000%, 10/15/43		2,227,187	2,269,866
Series 4440 ZD 2.500%, 2/15/45		6,281,100	5,388,852
Series 4499 AB 3.000%, 6/15/42		2,526,674	2,498,167
FHLMC Multifamily Structured Pass-Through Certificates,
Series K002 A1A2 4.879%, 5/19/17		1,268,933	1,277,934
Series K034 A2 3.531%, 7/25/23 (l)		20,000	21,117
Series K036 A2 3.527%, 10/25/23 (l)		20,000	21,088
Series K053 A2 2.995%, 12/25/25		188,000	189,488
Series KJ08 A2 2.356%, 8/25/22		130,000	128,918
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		1,557,724	1,216,535
FNMA,
Series 2012-103 ZP 3.000%, 9/25/42		1,113,930	1,068,455
Series 2013-123 PZ 2.700%, 3/25/43		4,392,339	3,991,310
Series 2015-11 A 3.000%, 5/25/34		2,803,620	2,786,632
Series 2016-72 PA 3.000%, 7/25/46		3,961,590	3,975,943
Series 2016-81 PA 3.000%, 2/25/44		2,979,392	3,020,053
GNMA,
Series 2013-26 MS 5.511%, 2/20/43 IO (l)		3,677,856	640,277
Series 2013-116 LS 5.411%, 8/20/43 IO (l)		$3,910,523	$679,542
Series 2014-20 TS 5.361%, 2/20/44 IO (l)		3,665,592	598,945
Series 2015-28 LZ 4.000%, 2/20/45		1,772,230	1,879,985
Series 2015-H15 FC 1.110%, 6/20/65 (l)		482,204	474,552
Series 2015-H16 FM 1.130%, 7/20/65 (l)		773,356	762,009
Series 2015-H18 FB 1.130%, 7/20/65 (l)		473,255	466,460
Series 2015-H19 FK 1.130%, 8/20/65 (l)		865,199	852,586
Series 2015-H20 FB 1.130%, 8/20/65 (l)		487,214	479,975
Series 2015-H20 FC 1.150%, 8/20/65 (l)		1,833,133	1,808,062
Series 2015-H22 FC 1.130%, 9/20/65 (l)		958,301	943,870
Series 2015-H29 FA 1.230%, 10/20/65 (l)		1,052,486	1,052,353
Series 2016-H11 F 1.330%, 5/20/66 (l)		497,231	494,942
Series 2016-H14 FA 1.330%, 6/20/66 (l)		501,132	498,664
Series 2016-H15 FA 1.375%, 7/20/66 (l)		599,759	596,831
Series 2016-H19 FE 0.900%, 6/20/61 (l)		451,133	449,611
Great Hall Mortgages No.1 plc,
Series 2007-2X AC 1.123%, 6/18/39 (l)(m)		783,134	748,903
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.010%, 9/25/35 (l)		146,771	150,598
Series 2006-AR2 2A1 3.092%, 4/25/36 (l)		127,704	116,642
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 3.446%, 1/19/35 (l)		402,690	388,759
HomeBanc Mortgage Trust,
Series 2005-4 A1 1.026%, 10/25/35 (l)		104,991	97,627
Impac CMB Trust,
Series 2003-8 2A1 1.656%, 10/25/33 (l)		11,534	11,115
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 3.213%, 6/25/37 (l)		1,867,687	1,469,951
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36§		2,415,328	2,024,987
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		1,409,164	1,225,640
Series 2006-A3 6A1 3.163%, 8/25/34 (l)		86,439	87,556
Series 2007-A1 3A3 3.131%, 7/25/35 (l)		103,608	103,192
JP Morgan Resecuritization Trust,
Series 2009-7 2A1 6.000%, 2/27/37 (l)§		400,685	411,852

See Notes to Financial Statements.

1360

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Kensington Mortgage Securities plc,
Series 2007-1X A3C 1.129%, 6/14/40 (l)(m)		$339,024	$317,040
Ludgate Funding plc,
Series 2007-1 A2A 0.543%, 1/1/61 (l)(m)	GBP	153,965	174,462
Series 2008-W1X A1 0.983%, 1/1/61 (l)(m)		427,920	503,100
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$293,949	305,675
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1 3A 2.793%, 12/25/32 (l)		24,536	24,605
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85 0.957%, 4/16/36 (l)§		499,139	472,377
MortgageIT Trust,
Series 2005-4 A1 1.036%, 10/25/35 (l)		711,167	653,735
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		1,214,742	1,247,778
Nomura Resecuritization Trust,
Series 2014-7R 2A3 0.956%, 12/26/35 (l)§		491,407	452,925
RBSSP Resecuritization Trust,
Series 2009-12 18A1 2.815%, 12/25/35 (l)§		259,743	267,268
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 1.096%, 6/25/35 (l)§		103,560	93,337
Series 2006-R1 AF1 1.096%, 1/25/36 (l)§		363,242	327,867
Residential Asset Securitization Trust,
Series 2006-A9CB A7 6.000%, 9/25/36		5,324,462	3,508,677
ResLoC UK plc,
Series 2007-1X A3B 0.533%, 12/15/43 (l)(m)	GBP	166,712	189,699
RFMSI Trust,
Series 2006-SA2 3A1 4.189%, 8/25/36 (l)		$2,030,687	1,826,743
Sequoia Mortgage Trust,
Series 10 2A1 1.499%, 10/20/27 (l)		5,035	4,804
Series 2003-4 2A1 1.089%, 7/20/33 (l)		21,747	20,058
Series 6 A 1.376%, 4/19/27 (l)		303,772	279,213
Springleaf Mortgage Loan Trust,
Series 2013-2A A 1.780%, 12/25/65 (l)§		489,163	489,284
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4 2A 3.086%, 4/25/34 (l)		728,644	730,418
Series 2004-16 3A1 3.270%, 11/25/34 (l)		172,135	174,792
Series 2005-19XS 2A1 1.056%, 10/25/35 (l)		685,910	659,728
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.986%, 7/19/35 (l)		91,006	83,648
Series 2006-AR3 12A1 0.976%, 5/25/36 (l)		$347,426	$271,081
Trinity Square plc,
Series 2015-1A A 1.551%, 7/15/51 (l)§	GBP	260,554	322,101
Uropa Securities plc,
Series 2007-1 A3A 0.596%, 10/10/40 (l)(m)		800,000	896,210
WaMu Mortgage Pass-Through Trust,
Series 2002-AR9 1A 1.933%, 8/25/42 (l)		$13,247	12,999

Total Collateralized Mortgage Obligations			96,268,377

Commercial Mortgage-Backed Securities (4.5%)
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY E 3.304%, 9/15/26 (l)§		100,000	99,519
Series 2016-ASHF A 2.604%, 12/15/33 (l)§		500,000	499,896
Banc of America Commercial Mortgage Trust,
Series 2007-1 A4 5.451%, 1/15/49		2,227	2,226
Series 2007-1 AMFX 5.482%, 1/15/49 (l)		16,000	15,926
Series 2007-2 AM 5.648%, 4/10/49 (l)		20,000	20,065
Series 2007-3 A4 5.548%, 6/10/49 (l)		142,277	142,953
Series 2015-UBS7 D 3.167%, 9/15/48		30,000	22,692
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.679%, 6/24/50 (l)§		113,306	113,427
BBCCRE Trust,
Series 2015-GTP A 3.966%, 8/10/33§		900,000	917,605
BBCMS Trust,
Series 2015-RRI A 1.854%, 5/15/32 (l)§		860,710	861,115
Series 2015-SRCH A1 3.312%, 8/10/35§		100,000	101,071
Series 2015-SRCH XA 0.957%, 8/10/35 IO (l)§		1,000,000	74,773
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§		2,277,000	94,843
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15 A1A 5.317%, 2/11/44		345,299	345,685
Series 2007-PW16 AM 5.711%, 6/11/40 (l)		29,000	29,190
Series 2007-PW17 A1A 5.650%, 6/11/50 (l)		97,489	99,348
Series 2007-PW17 AMFL 1.370%, 6/11/50 (l)§		55,000	54,179
BHMS Mortgage Trust,
Series 2014-ATLS AFL 2.135%, 7/5/33 (l)§		100,000	99,827
BWAY Mortgage Trust,
Series 2013-1515 C 3.446%, 3/10/33§		100,000	97,913

See Notes to Financial Statements.

1361

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

BXHTL Mortgage Trust,
Series 2015-JWRZ A 1.934%, 5/15/29 (l)§	$100,000	$100,082
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT D 5.488%, 4/10/29 (l)§	10,000	9,741
CD Commercial Mortgage Trust,
Series 2007-CD4 AMFX 5.366%, 12/11/49 (l)	238,000	238,282
CD Mortgage Trust,
Series 2006-CD3 AM 5.648%, 10/15/48	117,917	118,504
Series 2007-CD5 AMA 6.116%, 11/15/44 (l)	174,000	178,467
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH A 2.104%, 12/15/27 (l)§	265,407	265,729
CFCRE Commercial Mortgage Trust,
Series 2016-C4 A4 3.283%, 5/10/58	20,000	19,796
Series 2016-C4 XA 1.770%, 5/10/58 IO (l)	203,614	23,614
Series 2016-C4 XB 0.731%, 5/10/58 IO (l)	110,000	6,053
CGGS Commercial Mortgage Trust,
Series 2016-RNDB AFL 2.354%, 2/15/33 (l)§	150,415	151,508
Series 2016-RNDB CFL 4.204%, 2/15/33 (l)§	97,328	98,214
Series 2016-RNDB DFL 5.454%, 2/15/33 (l)§	176,959	179,059
Citigroup Commercial Mortgage Trust,
Series 2007-C6 AM 5.711%, 12/10/49 (l)	300,000	304,397
Series 2007-C6 AMFX 5.711%, 12/10/49 (l)§	300,000	301,860
Series 2013-SM XA 0.898%, 1/12/30 IO (l)§	2,790,455	15,242
Series 2014-GC21 XA 1.275%, 5/10/47 IO (l)	970,158	65,562
Series 2015-GC27 B 3.772%, 2/10/48	300,000	292,189
Series 2015-SHP2 A 1.280%, 7/15/27 (l)§	900,000	889,198
Series 2016-GC37 D 2.788%, 4/10/49§	30,000	20,127
Series 2016-P4 A4 2.902%, 7/10/49	175,000	169,311
Series 2016-P6 A5 3.720%, 12/10/49 (l)	160,000	165,050
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2 AJFX 5.568%, 4/15/47 (l)	350,000	347,986
Series 2007-C3 AM 5.761%, 5/15/46 (l)	60,000	60,829
COMM Mortgage Trust,
Series 2007-C9 AJFL 1.354%, 12/10/49 (l)§	201,000	196,264
Series 2010-RR1 GEA 5.543%, 12/11/49 (l)§	133,064	133,131
Series 2010-RR1 GEB 5.543%, 12/11/49 (l)§	100,000	100,144
Series 2013-CR6 XA 1.468%, 3/10/46 IO (l)	$980,431	$37,753
Series 2013-WWP D 3.898%, 3/10/31§	100,000	99,185
Series 2015-3BP B 3.346%, 2/10/35 (l)§	300,000	295,232
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§	1,287,000	9,051
Series 2015-CR22 C 4.126%, 3/10/48 (l)	300,000	280,487
Series 2015-CR22 XA 1.016%, 3/10/48 IO (l)	3,950,338	215,854
Series 2015-CR23 XA 0.999%, 5/10/48 IO (l)	760,603	40,981
Series 2015-CR25 D 3.948%, 8/10/48 (l)	20,000	14,881
Series 2015-CR26 ASB 3.373%, 10/10/48	2,000,000	2,048,847
Series 2015-DC1 D 4.353%, 2/10/48 (l)§	300,000	238,991
Series 2015-DC1 XA 1.174%, 2/10/48 IO (l)	3,709,416	232,066
Series 2015-LC21 XA 0.869%, 7/10/48 IO (l)	621,885	29,525
Series 2016-COR1 ASB 2.972%, 10/10/49	1,000,000	988,447
Commercial Mortgage Trust,
Series 2007-GG11 AM 5.867%, 12/10/49 (l)	39,000	39,648
Core Industrial Trust,
Series 2015-CALW D 3.850%, 2/10/34 (l)§	300,000	304,048
Cosmopolitan Hotel Trust,
Series 2016-CSMO A 2.104%, 11/15/33 (l)§	100,000	100,311
Countrywide Commercial Mortgage Trust,
Series 2007-MF1 A 6.095%, 11/12/43 (l)§	250,293	253,045
Credit Suisse Commercial Mortgage Trust,
Series 2007-C2 AMFL 0.937%, 1/15/49 (l)	45,000	44,433
Series 2008-C1 A2 6.062%, 2/15/41 (l)	8,583	8,563
Series 2008-C1 A3 6.062%, 2/15/41 (l)	70,000	71,089
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4 F 5.234%, 10/15/39 (l)§†	200,000	208,462
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.300%, 4/15/50 (l)	300,000	298,731
Series 2015-C1 D 3.800%, 4/15/50 (l)§	100,000	80,157
Series 2015-C1 XA 0.958%, 4/15/50 IO (l)	4,450,285	245,772
CSMC, Series 2010-RR1 2A 5.695%, 9/15/40 (l)§	913,121	920,239
Series 2010-RR1 3A 5.548%, 6/10/49 (l)§	342,541	342,986

See Notes to Financial Statements.

1362

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

CSMC Trust, Series 2010-RR2 2A 5.935%, 9/15/39 (l)§	$264,321	$266,166
Series 2015-DEAL A 2.024%, 4/15/29 (l)§	120,000	120,081
Series 2015-DEAL D 3.804%, 4/15/29 (l)§	100,000	99,758
Series 2015-GLPA XA 0.257%, 11/15/37 IO (l)§	1,000,000	21,676
Series 2015-GLPB A 3.639%, 11/15/34§	100,000	104,240
Series 2016-NXSR A4 3.795%, 12/15/49	100,000	102,818
DBJPM Mortgage Trust, Series 2016-C3 D 3.495%, 9/10/49 (l)§	80,000	61,101
DBRR Trust, Series 2011-C32 A3A 5.524%, 6/17/49 (l)§	175,924	176,408
Series 2013-EZ3 A 1.636%, 12/18/49 (l)§	5,623	5,617
FHLMC Multifamily Structured Pass Through Certificates,
Series K038 X1 1.187%, 3/25/24 IO (l)	635,136	43,035
Series K721 X1 0.342%, 8/25/22 IO (l)	288,880	4,734
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055 X1 1.369%, 3/25/26 IO (l)	477,669	46,999
Series K056 X1 1.266%, 5/25/26 IO (l)	179,754	16,492
Series K722 X1 1.311%, 3/25/23 IO (l)	2,816,844	185,321
FNMA, Series 2013-M4 X1 3.921%, 2/25/18 IO (l)	1,078,978	24,484
GAHR Commericial Mortgage Trust,
Series 2015-NRF AFL1 2.004%, 12/15/34 (l)§	59,450	59,763
GNMA, Series 2012-120 IO 0.835%, 2/16/53 IO (l)	555,705	29,867
Series 2014-172 IO 1.044%, 1/16/49 IO (l)	457,329	27,403
Series 2016-158 IO 0.930%, 6/16/58 IO (l)	126,987	9,894
Series 2016-87 IO 1.008%, 8/16/58 IO (l)	178,685	13,919
GS Mortgage Securities Corp. II, Series 2013-KING XA 0.729%, 12/10/27 IO (l)§	1,151,287	21,430
GS Mortgage Securities Trust, Series 2015-GC28 XA 1.155%, 2/10/48 IO (l)	3,781,737	224,610
Series 2015-GC32 D 3.345%, 7/10/48	20,000	14,890
Series 2015-GS1 XA 0.836%, 11/10/48 IO (l)	1,987,170	112,832
Series 2016-GS3 XA 1.284%, 10/10/49 IO (l)	394,514	34,982
Series 2016-RENT A 3.203%, 2/10/29§	$500,000	$509,014
Series 2016-RENT C 4.067%, 2/10/29 (l)§	100,000	98,515
GSCCRE Commercial Mortgage Trust,
Series 2015-HULA D 4.454%, 8/15/32 (l)§	200,000	195,861
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	225,322	225,466
Series 2007-C1 AM 6.263%, 2/15/51 (l)	300,000	303,528
Series 2007-CB18 A1A 5.431%, 6/12/47 (l)	79,886	79,786
Series 2007-CB18 AM 5.466%, 6/12/47 (l)	175,000	175,902
Series 2007-CB20 AM 5.955%, 2/12/51 (l)	300,000	307,581
Series 2007-LD12 A1A 5.850%, 2/15/51 (l)	205,461	208,832
Series 2007-LD12 AM 6.039%, 2/15/51 (l)	300,000	306,357
Series 2008-C2 ASB 6.125%, 2/12/51 (l)	17,271	17,332
Series 2014-DSTY A 3.429%, 6/10/27§	100,000	102,268
Series 2014-FL6 A 2.104%, 11/15/31 (l)§	81,053	80,687
Series 2014-PHH A 1.904%, 8/15/27 (l)§	300,000	300,219
Series 2015-SGP A 2.404%, 7/15/36 (l)§	105,000	105,554
Series 2016-ASH B 2.854%, 10/15/34 (l)§	128,000	128,162
Series 2016-ASH C 3.539%, 10/15/34 (l)§	72,000	72,090
Series 2016-ATRM D 5.355%, 10/5/28§	100,000	101,835
Series 2016-JP3 XC 0.750%, 8/15/49 IO (l)§	240,000	13,081
Series 2016-NINE A 2.854%, 10/6/38 (l)§	130,000	125,975
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 XA 1.094%, 8/15/47 IO (l)	982,393	58,751
Series 2014-C25 XA 0.998%, 11/15/47 IO (l)	3,953,968	209,366
Series 2015-C27 D 3.845%, 2/15/48 (l)§	300,000	224,094
Series 2015-C27 XA 1.373%, 2/15/48 IO (l)	3,193,902	220,702
Series 2015-C28 XA 1.195%, 10/15/48 IO (l)	990,786	58,210
Series 2015-C32 XA 1.508%, 11/15/48 IO (l)	2,471,507	170,487
Series 2015-C33 C 4.618%, 12/15/48 (l)	221,000	218,589
Series 2015-C33 XA 1.041%, 12/15/48 IO (l)	356,810	23,304
Series 2016-C1 XA 1.401%, 3/15/49 IO (l)	996,780	82,026

See Notes to Financial Statements.

1363

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.713%, 6/15/49 IO (l)	$1,816,874	$185,072
Series 2016-C4 XC 0.750%, 12/15/49 IO (l)§	1,800,000	98,705
LB-UBS Commercial Mortgage Trust,
Series 2007-C7 AJ 6.245%, 9/15/45 (l)	300,000	302,992
LMREC, Inc., Series 2015-CRE1 A 2.506%, 2/22/32 (l)§	300,000	300,435
Lone Star Portfolio Trust, Series 2015-LSP A1A2 2.504%, 9/15/28 (l)§	66,219	66,548
Series 2015-LSP D 4.704%, 9/15/28 (l)§	85,322	85,851
Merrill Lynch Mortgage Trust, Series 2007-C1 A1A 5.826%, 6/12/50 (l)	75,518	76,166
ML-CFC Commercial Mortgage Trust,
Series 2007-7 A4 5.733%, 6/12/50 (l)	61,801	62,360
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 XA 1.147%, 12/15/47 IO (l)	634,560	35,202
Series 2015-C20 ASB 3.069%, 2/15/48	1,000,000	1,015,354
Series 2015-C20 B 4.160%, 2/15/48	150,000	148,014
Series 2015-C20 C 4.462%, 2/15/48 (l)	150,000	139,332
Series 2015-C20 XA 1.404%, 2/15/48 IO (l)	2,947,456	220,880
Series 2015-C21 C 4.162%, 3/15/48 (l)	300,000	288,088
Series 2015-C22 XA 1.166%, 4/15/48 IO (l)	295,118	19,141
Series 2015-C25 C 4.529%, 10/15/48 (l)	100,000	98,978
Series 2015-C25 XA 1.147%, 10/15/48 IO (l)	650,874	45,481
Series 2015-C26 XA 1.121%, 10/15/48 IO (l)	233,320	16,097
Series 2015-C27 ASB 3.557%, 12/15/47	500,000	519,049
Series 2016-C29 XB 0.959%, 5/15/49 IO (l)	1,020,000	72,705
Series 2016-C31 ASB 2.952%, 11/15/49	1,000,000	996,969
Series 2016-C31 XA 1.472%, 11/15/49 IO (l)	999,127	99,927
Series 2016-C32 A4 3.720%, 12/15/49	166,000	169,896
Morgan Stanley Capital I Trust, Series 2006-HQ9 AJ 5.793%, 7/12/44 (l)	2,796	2,796
Series 2007-HQ11 AMFL 0.865%, 2/12/44 (l)	23,140	23,140
Series 2007-IQ13 AM 5.406%, 3/15/44	83,000	83,254
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	$44,498	$44,564
Series 2007-IQ16 A4 5.809%, 12/12/49	93,275	94,606
Series 2014-CPT B 3.446%, 7/13/29 (l)§	500,000	510,780
Series 2015-XLF1 D 3.695%, 8/14/31 (l)§	300,000	289,823
Morgan Stanley Capital I, Inc., Series 1998-HF2 J 6.010%, 11/15/30§	290,809	291,875
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 A4A 5.793%, 8/12/45 (l)§	496,888	499,154
Series 2009-GG10 A4B 5.793%, 8/12/45 (l)§	300,000	302,643
RBSCF Trust, Series 2010-RR4 CMLA 6.095%, 12/16/49 (l)§	256,015	256,789
STRIPs Ltd., Series 2012-1A A 1.500%, 12/25/44§	5,179	5,160
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32 AMFX 5.703%, 6/15/49§	300,000	302,915
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA A 2.054%, 6/15/29 (l)§	100,000	100,027
Series 2016-BOCA B 2.754%, 6/15/29 (l)§	184,000	184,043
Series 2016-BOCA C 3.204%, 6/15/29 (l)§	155,000	155,032
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26 D 3.586%, 2/15/48§	300,000	206,253
Series 2015-C27 C 3.894%, 2/15/48	300,000	261,447
Series 2015-C27 XA 0.989%, 2/15/48 IO (l)	4,244,723	246,994
Series 2015-NXS1 XA 1.194%, 5/15/48 IO (l)	3,700,916	242,698
Series 2015-NXS2 XA 0.794%, 7/15/58 IO (l)	4,650,019	201,248
Series 2016-BNK1 XD 1.269%, 8/15/49 IO (l)§	1,000,000	95,359
Series 2016-C33 C 3.896%, 3/15/59	129,000	120,005
Series 2016-C33 XA 1.811%, 3/15/59 IO (l)	1,732,177	190,820
Series 2016-C34 C 5.030%, 6/15/49 (l)	202,000	204,804
Series 2016-C37 C 4.495%, 12/15/49 (l)	30,000	29,021
WF-RBS Commercial Mortgage Trust,
Series 2012-C9 XA 2.099%, 11/15/45 IO (l)§	217,294	16,532
Series 2013-C12 XA 1.380%, 3/15/48 IO (l)§	1,701,339	94,542
Series 2014-C24 XA 0.969%, 11/15/47 IO (l)	568,129	29,618

Total Commercial Mortgage-Backed Securities		32,292,654

See Notes to Financial Statements.

1364

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Corporate Bonds (24.1%)
Consumer Discretionary (2.1%)
Auto Components (0.0%)
Delphi Automotive plc
4.250%, 1/15/26	$80,000	$82,780
4.400%, 10/1/46	37,000	33,863
Delphi Corp.
4.150%, 3/15/24	40,000	41,360
Lear Corp.
5.250%, 1/15/25	25,000	26,125

		184,128

Automobiles (0.3%)
Daimler Finance North America LLC
2.000%, 8/3/18§	900,000	900,764
2.250%, 3/2/20§	250,000	248,880
Ford Motor Co.
5.291%, 12/8/46	230,000	232,475
General Motors Co.
3.500%, 10/2/18	75,000	76,380
6.750%, 4/1/46	107,000	125,297
Volkswagen Group of America Finance LLC
1.650%, 5/22/18§	600,000	595,842

		2,179,638

Hotels, Restaurants & Leisure (0.3%)
Marriott International, Inc.
3.250%, 9/15/22	45,000	44,966
McDonald’s Corp.
3.500%, 7/15/20	29,000	30,170
2.750%, 12/9/20	20,000	20,167
3.700%, 1/30/26	75,000	76,247
4.700%, 12/9/35	20,000	21,204
4.600%, 5/26/45	26,000	26,479
4.875%, 12/9/45	24,000	25,722
MGM Resorts International
8.625%, 2/1/19	600,000	674,280
Starbucks Corp.
2.450%, 6/15/26	50,000	47,472
Wyndham Worldwide Corp.
2.500%, 3/1/18	36,000	36,136
Wynn Las Vegas LLC
5.500%, 3/1/25 (x)§	1,100,000	1,088,450

		2,091,293

Household Durables (0.1%)
D.R. Horton, Inc.
3.750%, 3/1/19	15,000	15,291
4.000%, 2/15/20	20,000	20,550
Newell Brands, Inc.
2.875%, 12/1/19	218,000	221,405
3.150%, 4/1/21	100,000	101,462
3.900%, 11/1/25	75,000	74,968
NVR, Inc.
3.950%, 9/15/22	27,000	27,529
Tupperware Brands Corp.
4.750%, 6/1/21	36,000	38,449
Whirlpool Corp.
4.000%, 3/1/24	30,000	31,026

		530,680

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc.
3.800%, 12/5/24	$50,000	$52,414
4.950%, 12/5/44	190,000	216,159
Expedia, Inc.
5.950%, 8/15/20	54,000	58,961
QVC, Inc.
3.125%, 4/1/19	45,000	45,448
5.125%, 7/2/22	72,000	74,416
4.375%, 3/15/23	36,000	35,648

		483,046

Media (1.1%)
21st Century Fox America, Inc.
4.500%, 2/15/21	41,000	43,728
3.000%, 9/15/22	36,000	35,749
4.750%, 9/15/44	35,000	34,708
4.950%, 10/15/45	11,000	11,286
Altice Financing SA
6.625%, 2/15/23§	800,000	824,400
Altice Finco SA
7.625%, 2/15/25§	200,000	202,750
Altice Luxembourg SA
7.625%, 2/15/25§	300,000	315,750
CBS Corp.
2.300%, 8/15/19	123,000	122,932
3.700%, 8/15/24	62,000	62,177
4.000%, 1/15/26	900,000	910,616
Charter Communications Operating LLC
3.579%, 7/23/20	187,000	189,562
4.464%, 7/23/22	233,000	242,110
4.908%, 7/23/25	1,105,000	1,158,702
6.384%, 10/23/35	97,000	110,056
6.484%, 10/23/45	210,000	241,668
Comcast Corp.
5.700%, 5/15/18	54,000	56,970
3.125%, 7/15/22	45,000	45,982
3.375%, 8/15/25	133,000	133,694
3.150%, 3/1/26	125,000	123,330
4.250%, 1/15/33	30,000	31,045
4.400%, 8/15/35	140,000	146,837
4.750%, 3/1/44	83,000	87,921
4.600%, 8/15/45	45,000	46,646
3.400%, 7/15/46	80,000	69,266
Discovery Communications LLC
5.050%, 6/1/20	36,000	38,524
3.450%, 3/15/25	34,000	32,436
4.900%, 3/11/26	268,000	281,643
4.875%, 4/1/43	164,000	151,646
Interpublic Group of Cos., Inc. (The)
3.750%, 2/15/23	49,000	49,294
NBCUniversal Media LLC
5.150%, 4/30/20	54,000	59,050
4.375%, 4/1/21	54,000	58,211
4.450%, 1/15/43	116,000	117,353
Omnicom Group, Inc.
4.450%, 8/15/20	36,000	38,158
RELX Capital, Inc.
3.125%, 10/15/22	75,000	74,127
Scripps Networks Interactive, Inc.
3.900%, 11/15/24	50,000	50,593
Time Warner Cable LLC
6.750%, 7/1/18	500,000	533,801

See Notes to Financial Statements.

1365

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

5.000%, 2/1/20	$114,000	$121,196
4.125%, 2/15/21	160,000	164,600
4.000%, 9/1/21	67,000	68,717
5.500%, 9/1/41	61,000	62,049
4.500%, 9/15/42	7,000	6,256
Time Warner, Inc.
2.100%, 6/1/19	253,000	251,958
4.875%, 3/15/20	45,000	48,019
3.600%, 7/15/25	153,000	150,920
4.650%, 6/1/44	101,000	97,885
4.850%, 7/15/45	86,000	86,041
Viacom, Inc.
5.625%, 9/15/19	45,000	48,261
2.750%, 12/15/19	72,000	71,663
4.500%, 3/1/21	79,000	82,588
2.250%, 2/4/22	120,000	112,615
4.250%, 9/1/23	62,000	61,986
3.450%, 10/4/26	43,000	39,529
4.375%, 3/15/43	80,000	64,237
5.250%, 4/1/44	44,000	40,446
Walt Disney Co. (The)
2.750%, 8/16/21	27,000	27,433
2.350%, 12/1/22	45,000	44,190
3.150%, 9/17/25	75,000	75,900
WPP Finance 2010
3.625%, 9/7/22	27,000	27,716

		8,486,926

Multiline Retail (0.1%)
Dollar General Corp.
4.150%, 11/1/25	75,000	77,177
Macy’s Retail Holdings, Inc.
4.375%, 9/1/23	50,000	51,609
4.500%, 12/15/34	65,000	57,887
Nordstrom, Inc.
4.750%, 5/1/20	36,000	38,286
Target Corp.
6.000%, 1/15/18	146,000	152,574
2.900%, 1/15/22	27,000	27,439

		404,972

Specialty Retail (0.1%)
AutoZone, Inc.
4.000%, 11/15/20	45,000	47,235
Home Depot, Inc. (The)
4.400%, 4/1/21	45,000	48,974
2.625%, 6/1/22	100,000	100,327
2.125%, 9/15/26	65,000	59,857
5.400%, 9/15/40	30,000	35,648
4.400%, 3/15/45	25,000	26,313
Lowe’s Cos., Inc.
4.625%, 4/15/20	54,000	58,405
2.500%, 4/15/26	100,000	94,584
4.250%, 9/15/44	41,000	40,836
4.375%, 9/15/45	15,000	15,348

		527,527

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc.
2.250%, 5/1/23	36,000	35,098

Total Consumer Discretionary		14,923,308

Consumer Staples (1.1%)
Beverages (0.5%)
Anheuser-Busch InBev Finance, Inc.
1.900%, 2/1/19	$100,000	$99,856
2.650%, 2/1/21	448,000	447,835
3.300%, 2/1/23	140,000	142,446
3.700%, 2/1/24	62,000	64,144
3.650%, 2/1/26	1,042,000	1,055,487
4.700%, 2/1/36	55,000	57,792
4.900%, 2/1/46	84,000	90,957
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	45,000	50,023
5.375%, 1/15/20	45,000	48,991
3.750%, 1/15/22	200,000	208,378
2.500%, 7/15/22	91,000	89,446
3.750%, 7/15/42	36,000	32,869
Coca-Cola Co. (The)
1.150%, 4/1/18	145,000	144,656
3.150%, 11/15/20	45,000	46,725
3.200%, 11/1/23	62,000	63,527
Coca-Cola European Partners US LLC
3.250%, 8/19/21	100,000	101,805
Coca-Cola Femsa SAB de CV
4.625%, 2/15/20	100,000	104,640
Constellation Brands, Inc.
3.875%, 11/15/19	5,000	5,175
3.750%, 5/1/21	10,000	10,356
6.000%, 5/1/22	10,000	11,238
4.250%, 5/1/23	25,000	25,812
Diageo Capital plc
1.125%, 4/29/18	36,000	35,740
Dr Pepper Snapple Group, Inc.
2.600%, 1/15/19	36,000	36,524
3.200%, 11/15/21	36,000	36,855
Molson Coors Brewing Co.
3.000%, 7/15/26	100,000	94,135
5.000%, 5/1/42	24,000	25,042
4.200%, 7/15/46	48,000	44,792
PepsiCo, Inc.
2.250%, 1/7/19	100,000	101,162
1.700%, 10/6/21	125,000	120,952
2.750%, 3/1/23	62,000	61,981
2.750%, 4/30/25	75,000	73,987
4.450%, 4/14/46	100,000	106,560

		3,639,888

Food & Staples Retailing (0.2%)
Costco Wholesale Corp.
1.700%, 12/15/19	45,000	44,873
CVS Health Corp.
2.800%, 7/20/20	80,000	81,117
4.000%, 12/5/23	50,000	52,418
3.375%, 8/12/24	75,000	75,241
3.875%, 7/20/25	80,000	82,557
5.300%, 12/5/43	42,000	47,180
Kroger Co. (The)
2.300%, 1/15/19	50,000	50,299
2.650%, 10/15/26	50,000	46,415
Sysco Corp.
2.600%, 10/1/20	50,000	50,231
4.500%, 4/1/46	32,000	32,038

See Notes to Financial Statements.

1366

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Walgreen Co.
3.100%, 9/15/22	$36,000	$35,917
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24	50,000	50,972
3.450%, 6/1/26	75,000	73,581
4.800%, 11/18/44	240,000	246,172
4.650%, 6/1/46	6,000	6,084
Wal-Mart Stores, Inc.
5.800%, 2/15/18	91,000	95,323
3.250%, 10/25/20	36,000	37,449
2.550%, 4/11/23	54,000	53,554
3.300%, 4/22/24	37,000	38,124
4.000%, 4/11/43	32,000	32,079
Whole Foods Market, Inc.
5.200%, 12/3/25	100,000	105,651

		1,337,275

Food Products (0.1%)
Archer-Daniels-Midland Co.
2.500%, 8/11/26	50,000	47,250
Conagra Brands, Inc.
3.200%, 1/25/23	29,000	28,842
General Mills, Inc.
5.650%, 2/15/19	45,000	48,347
JM Smucker Co. (The)
3.500%, 10/15/21	36,000	37,354
Kellogg Co.
4.000%, 12/15/20	29,000	30,438
2.650%, 12/1/23	50,000	48,500
Kraft Heinz Foods Co.
2.000%, 7/2/18	75,000	74,998
3.500%, 6/6/22	91,000	93,072
3.950%, 7/15/25	100,000	101,604
6.875%, 1/26/39	31,000	39,382
Mead Johnson Nutrition Co.
4.900%, 11/1/19	36,000	38,462
Tyson Foods, Inc.
4.500%, 6/15/22	91,000	97,305
Unilever Capital Corp.
2.200%, 3/6/19	100,000	100,978

		786,532

Household Products (0.0%)
Clorox Co. (The)
3.500%, 12/15/24	25,000	25,401
Colgate-Palmolive Co.
3.250%, 3/15/24	62,000	64,198
Kimberly-Clark Corp.
3.875%, 3/1/21	38,000	40,289
Procter & Gamble Co. (The)
1.900%, 11/1/19	50,000	50,382
1.700%, 11/3/21	125,000	122,550

		302,820

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	40,000	45,613
2.625%, 1/14/20	95,000	95,881
4.750%, 5/5/21	45,000	48,774
2.850%, 8/9/22	45,000	45,142
4.250%, 8/9/42	32,000	31,341
5.375%, 1/31/44	90,000	103,888
3.875%, 9/16/46	128,000	118,065
Imperial Brands Finance plc
2.050%, 7/20/18§	$600,000	$599,622
Philip Morris International, Inc.
1.125%, 8/21/17	221,000	220,786
5.650%, 5/16/18	118,000	124,352
2.625%, 3/6/23	36,000	35,449
4.125%, 3/4/43	51,000	48,950
4.875%, 11/15/43	76,000	81,722
4.250%, 11/10/44	100,000	98,511
Reynolds American, Inc.
2.300%, 6/12/18	59,000	59,310
6.875%, 5/1/20	45,000	51,078
3.250%, 6/12/20	25,000	25,571
4.450%, 6/12/25	100,000	105,431

		1,939,486

Total Consumer Staples		8,006,001

Energy (1.5%)
Energy Equipment & Services (0.1%)
Halliburton Co.
6.150%, 9/15/19	45,000	49,427
3.500%, 8/1/23	50,000	50,646
3.800%, 11/15/25	210,000	212,477
Nabors Industries, Inc.
9.250%, 1/15/19	54,000	59,940
5.500%, 1/15/23 (b)§	49,000	51,024
Schlumberger Holdings Corp.
3.000%, 12/21/20§	133,000	135,317
Transocean, Inc.
6.800%, 3/15/38	31,000	24,180

		583,011

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.
8.700%, 3/15/19	54,000	61,155
5.550%, 3/15/26	50,000	55,500
7.950%, 6/15/39	48,000	62,395
4.500%, 7/15/44	50,000	46,270
Apache Corp.
3.250%, 4/15/22	26,000	26,322
4.250%, 1/15/44	190,000	187,819
Boardwalk Pipelines LP
5.750%, 9/15/19	36,000	38,851
BP Capital Markets plc
1.676%, 5/3/19	20,000	19,857
2.237%, 5/10/19	350,000	351,188
4.500%, 10/1/20	91,000	97,497
3.245%, 5/6/22	54,000	55,134
2.500%, 11/6/22	27,000	26,429
3.814%, 2/10/24	100,000	102,556
Buckeye Partners LP
4.875%, 2/1/21	36,000	38,116
Chevron Corp.
1.790%, 11/16/18	100,000	100,241
4.950%, 3/3/19	45,000	48,036
2.100%, 5/16/21	50,000	49,488
2.355%, 12/5/22	27,000	26,514
3.191%, 6/24/23	75,000	76,668
2.954%, 5/16/26	50,000	48,792
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	128,000	123,520

See Notes to Financial Statements.

1367

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

CNOOC Finance 2015 USA LLC
3.500%, 5/5/25	$200,000	$195,217
Columbia Pipeline Group, Inc.
3.300%, 6/1/20	100,000	102,212
ConocoPhillips Co.
5.750%, 2/1/19	45,000	48,214
6.000%, 1/15/20	45,000	49,588
4.200%, 3/15/21	50,000	53,052
3.350%, 11/15/24 (x)	50,000	49,779
Continental Resources, Inc.
3.800%, 6/1/24	61,000	56,273
4.900%, 6/1/44	79,000	67,545
Devon Energy Corp.
4.000%, 7/15/21	36,000	37,103
5.600%, 7/15/41	167,000	171,333
Ecopetrol SA
5.875%, 9/18/23	75,000	79,688
Enable Midstream Partners LP
2.400%, 5/15/19	25,000	24,594
Enbridge Energy Partners LP
9.875%, 3/1/19	45,000	51,532
Encana Corp.
3.900%, 11/15/21	50,000	50,344
Energy Transfer Partners LP
9.000%, 4/15/19	54,000	61,504
5.200%, 2/1/22	354,000	377,003
4.050%, 3/15/25	100,000	98,716
Enterprise Products Operating LLC
2.850%, 4/15/21	30,000	30,191
3.350%, 3/15/23	64,000	64,781
4.450%, 2/15/43	165,000	157,288
5.100%, 2/15/45	23,000	24,567
4.900%, 5/15/46	37,000	37,905
7.034%, 1/15/68 (l)	75,000	77,063
EOG Resources, Inc.
2.450%, 4/1/20	228,000	227,433
4.100%, 2/1/21	45,000	47,235
4.150%, 1/15/26	58,000	60,931
EQT Corp.
8.125%, 6/1/19	36,000	40,570
Exxon Mobil Corp.
1.708%, 3/1/19	50,000	49,935
1.819%, 3/15/19	225,000	225,197
2.222%, 3/1/21	20,000	19,953
2.397%, 3/6/22	100,000	99,307
3.043%, 3/1/26	50,000	49,769
4.114%, 3/1/46	81,000	82,930
Husky Energy, Inc.
4.000%, 4/15/24	100,000	101,741
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	45,000	50,012
5.000%, 10/1/21	45,000	48,113
3.950%, 9/1/22	45,000	45,780
4.300%, 5/1/24 (x)	600,000	612,628
4.250%, 9/1/24	75,000	76,971
Kinder Morgan, Inc.
3.050%, 12/1/19	96,000	97,059
5.000%, 2/15/21§	600,000	637,945
5.550%, 6/1/45	43,000	44,993
5.050%, 2/15/46	70,000	69,397
Magellan Midstream Partners LP
6.550%, 7/15/19	27,000	29,842
Marathon Oil Corp.
2.800%, 11/1/22	$36,000	$34,358
3.850%, 6/1/25	100,000	96,625
Marathon Petroleum Corp.
5.125%, 3/1/21	27,000	29,364
4.750%, 9/15/44	26,000	23,025
MPLX LP
4.000%, 2/15/25	100,000	97,524
Nexen Energy ULC
6.400%, 5/15/37	76,000	92,312
Noble Energy, Inc.
4.150%, 12/15/21	45,000	46,883
5.050%, 11/15/44	50,000	50,113
Occidental Petroleum Corp.
4.100%, 2/1/21	54,000	57,346
3.400%, 4/15/26	100,000	100,500
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 6/30/21§	272,000	124,440
Odebrecht Offshore Drilling Finance Ltd.
6.625%, 10/1/22§	598,360	158,565
ONEOK Partners LP
3.375%, 10/1/22	36,000	36,158
Petrobras Global Finance BV
5.750%, 1/20/20	100,000	100,150
8.375%, 5/23/21	400,000	430,920
Petro-Canada
6.800%, 5/15/38	50,000	63,782
Petroleos Mexicanos
8.000%, 5/3/19	91,000	100,109
6.000%, 3/5/20	113,000	118,921
6.375%, 2/4/21§	50,000	53,125
3.500%, 1/30/23	41,000	37,536
6.500%, 3/13/27 (b)§	176,000	181,720
Phillips 66
4.300%, 4/1/22	73,000	78,256
4.875%, 11/15/44	49,000	51,083
Phillips 66 Partners LP
3.550%, 10/1/26	25,000	24,207
Pioneer Natural Resources Co.
6.875%, 5/1/18	27,000	28,675
3.950%, 7/15/22	36,000	37,270
4.450%, 1/15/26 (x)	30,000	31,802
Plains All American Pipeline LP
2.600%, 12/15/19	25,000	24,995
5.000%, 2/1/21 (x)	36,000	38,569
4.500%, 12/15/26	50,000	50,322
Sasol Financing International Ltd.
4.500%, 11/14/22	50,000	49,625
Spectra Energy Capital LLC
6.200%, 4/15/18	36,000	37,618
Spectra Energy Partners LP
4.750%, 3/15/24	50,000	53,124
Statoil ASA
1.200%, 1/17/18	36,000	35,884
1.950%, 11/8/18	50,000	50,128
5.250%, 4/15/19	45,000	48,334
2.900%, 11/8/20	60,000	60,956
Suncor Energy, Inc.
3.600%, 12/1/24	50,000	51,224
6.850%, 6/1/39	60,000	78,808

See Notes to Financial Statements.

1368

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Sunoco Logistics Partners Operations LP
4.400%, 4/1/21		$100,000	$105,241
3.900%, 7/15/26		22,000	21,292
Total Capital International SA
2.875%, 2/17/22		45,000	45,450
3.750%, 4/10/24		75,000	79,183
Total Capital SA
2.125%, 8/10/18		50,000	50,315
4.125%, 1/28/21		36,000	38,320
TransCanada PipeLines Ltd.
7.125%, 1/15/19		73,000	80,218
2.500%, 8/1/22		32,000	31,369
Valero Energy Corp.
6.125%, 2/1/20		66,000	73,021
3.650%, 3/15/25		146,000	144,706
Western Gas Partners LP
4.650%, 7/1/26		25,000	25,814
Williams Partners LP
4.875%, 5/15/23		100,000	101,867
4.500%, 11/15/23		50,000	51,319
4.300%, 3/4/24		50,000	50,057

			10,088,109

Total Energy			10,671,120

Financials (11.9%)
Banks (5.8%)
Australia & New Zealand Banking Group Ltd.
2.000%, 11/16/18		250,000	250,327
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)†	EUR	900,000	260,531
Bank of America Corp.
5.750%, 12/1/17		$100,000	103,584
6.875%, 4/25/18		182,000	193,352
5.650%, 5/1/18		135,000	141,586
2.600%, 1/15/19		175,000	176,641
7.625%, 6/1/19		1,670,000	1,871,128
2.250%, 4/21/20		383,000	379,246
5.625%, 7/1/20		180,000	197,027
2.625%, 4/19/21		50,000	49,647
5.000%, 5/13/21		92,000	99,916
3.300%, 1/11/23		265,000	266,099
4.125%, 1/22/24		62,000	64,443
4.000%, 4/1/24		50,000	51,501
4.000%, 1/22/25		75,000	75,117
3.950%, 4/21/25		100,000	99,420
3.875%, 8/1/25		527,000	537,136
3.500%, 4/19/26		425,000	419,381
4.875%, 4/1/44		10,000	10,762
Bank of America NA
1.392%, 6/5/17 (l)		1,300,000	1,300,943
1.263%, 6/15/17 (l)		400,000	399,872
Bank of Montreal
1.350%, 8/28/18		50,000	49,669
2.100%, 12/12/19		65,000	64,945
2.550%, 11/6/22		27,000	26,587
Bank of Nova Scotia (The)
2.050%, 6/5/19		125,000	124,787
1.875%, 4/26/21		900,000	877,906
4.500%, 12/16/25		100,000	102,703
Barclays Bank plc
5.140%, 10/14/20		182,000	192,495
7.625%, 11/21/22		900,000	990,000
Barclays plc
2.000%, 3/16/18		$250,000	$250,147
2.992%, 8/10/21 (l)		900,000	919,780
BB&T Corp.
1.450%, 1/12/18		127,000	126,787
5.250%, 11/1/19		54,000	58,355
2.450%, 1/15/20		109,000	109,648
BNP Paribas SA
2.700%, 8/20/18		100,000	101,275
5.000%, 1/15/21		91,000	98,860
3.250%, 3/3/23		45,000	45,388
Canadian Imperial Bank of Commerce
1.600%, 9/6/19		50,000	49,167
Capital One Bank USA NA
8.800%, 7/15/19		63,000	72,309
Capital One NA
2.056%, 8/17/18 (l)		1,000,000	1,010,000
2.950%, 7/23/21		250,000	251,271
CIT Group, Inc.
5.500%, 2/15/19§		200,000	211,000
5.375%, 5/15/20		600,000	637,500
Citigroup, Inc.
1.800%, 2/5/18		358,000	358,051
1.700%, 4/27/18		650,000	647,785
2.500%, 9/26/18		294,000	296,848
2.550%, 4/8/19		402,000	405,406
2.500%, 7/29/19		371,000	373,314
2.650%, 10/26/20		825,000	823,163
2.700%, 3/30/21		300,000	298,209
2.900%, 12/8/21		1,130,000	1,125,510
3.375%, 3/1/23		50,000	50,025
3.500%, 5/15/23		105,000	104,432
3.875%, 10/25/23		75,000	77,212
3.750%, 6/16/24		75,000	76,363
4.000%, 8/5/24		50,000	50,068
3.875%, 3/26/25		112,000	110,495
4.400%, 6/10/25		100,000	102,178
3.400%, 5/1/26		100,000	97,006
Citizens Financial Group, Inc.
2.375%, 7/28/21		30,000	29,526
Comerica, Inc.
2.125%, 5/23/19		50,000	50,038
Commonwealth Bank of Australia
1.750%, 11/2/18		500,000	498,419
Cooperatieve Rabobank UA
2.250%, 1/14/19		250,000	251,213
3.875%, 2/8/22		91,000	96,028
Credit Agricole SA
8.125%, 9/19/33 (l)(m)		400,000	431,000
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20		250,000	247,523
3.800%, 9/15/22		500,000	504,219
3.750%, 3/26/25		1,000,000	975,152
Eksportfinans ASA
5.500%, 6/26/17		254,000	257,651
Fifth Third Bancorp
2.875%, 7/27/20		100,000	101,148
Fifth Third Bank
2.250%, 6/14/21		300,000	295,491
HSBC Bank USA NA
4.875%, 8/24/20		182,000	193,693

See Notes to Financial Statements.

1369

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

HSBC Holdings plc
2.650%, 1/5/22		$566,000	$550,826
4.000%, 3/30/22		91,000	94,180
4.300%, 3/8/26		200,000	207,485
Huntington Bancshares, Inc.
7.000%, 12/15/20 (x)		9,000	10,117
3.150%, 3/14/21		100,000	101,214
JPMorgan Chase & Co.
1.350%, 2/15/17		349,000	349,050
6.000%, 1/15/18		273,000	284,872
6.300%, 4/23/19		91,000	99,466
2.200%, 10/22/19		103,000	103,339
2.250%, 1/23/20		900,000	899,315
2.750%, 6/23/20		601,000	606,715
4.400%, 7/22/20		82,000	87,291
4.625%, 5/10/21		91,000	98,096
3.250%, 9/23/22		64,000	64,944
2.972%, 1/15/23		810,000	806,654
3.200%, 1/25/23		54,000	54,475
2.700%, 5/18/23		50,000	48,802
3.875%, 2/1/24		100,000	103,724
3.875%, 9/10/24		299,000	301,626
3.125%, 1/23/25		500,000	489,109
3.900%, 7/15/25		274,000	282,254
3.200%, 6/15/26		90,000	87,416
2.950%, 10/1/26		100,000	94,876
4.125%, 12/15/26		125,000	127,516
4.250%, 10/1/27		85,000	87,289
KeyBank NA
2.500%, 12/15/19		250,000	251,939
Lloyds Banking Group plc
4.500%, 11/4/24		200,000	203,135
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	201,121
MUFG Americas Holdings Corp.
3.500%, 6/18/22		45,000	45,950
National Australia Bank Ltd.
1.875%, 7/12/21		250,000	241,377
Novo Banco SA
5.000%, 4/23/19 (m)	EUR	100,000	73,159
5.000%, 5/23/19 (m)		600,000	438,955
PNC Bank NA
1.500%, 2/23/18		$250,000	249,590
PNC Financial Services Group, Inc. (The)
4.375%, 8/11/20		36,000	38,330
3.900%, 4/29/24		75,000	76,538
Regions Financial Corp.
3.200%, 2/8/21		50,000	50,391
Royal Bank of Canada
1.500%, 1/16/18		45,000	44,943
2.350%, 10/30/20		100,000	99,677
4.650%, 1/27/26		75,000	79,875
Royal Bank of Scotland Group plc
3.875%, 9/12/23		627,000	600,930
Royal Bank of Scotland plc (The)
6.934%, 4/9/18	EUR	400,000	452,218
9.500%, 3/16/22 (l)(m)		$400,000	406,200
Santander Holdings USA, Inc.
2.380%, 11/24/17 (l)		200,000	201,574
2.700%, 5/24/19		400,000	398,924
4.500%, 7/17/25		50,000	49,562
Santander UK Group Holdings plc
2.875%, 8/5/21		1,260,000	1,242,599
Santander UK plc
2.000%, 8/24/18		$33,000	$32,908
4.000%, 3/13/24		50,000	51,891
Societe Generale SA
4.250%, 4/14/25§		700,000	678,034
Sumitomo Mitsui Banking Corp.
1.950%, 7/23/18		250,000	249,651
1.548%, 10/19/18 (l)		1,000,000	1,003,321
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21		100,000	100,580
3.784%, 3/9/26		100,000	102,350
SunTrust Bank, Inc.
7.250%, 3/15/18		91,000	96,949
Svenska Handelsbanken AB
1.500%, 9/6/19		250,000	245,192
Toronto-Dominion Bank (The)
1.450%, 9/6/18		50,000	49,769
1.450%, 8/13/19		50,000	49,268
2.250%, 11/5/19		50,000	50,194
2.500%, 12/14/20		100,000	100,307
U.S. Bancorp
1.950%, 11/15/18		50,000	50,341
2.950%, 7/15/22		209,000	209,680
3.700%, 1/30/24		75,000	77,960
2.375%, 7/22/26		150,000	138,421
UBS Group Funding Jersey Ltd.
2.416%, 2/1/22 (l)§		400,000	404,487
2.650%, 2/1/22§		350,000	339,780
4.125%, 9/24/25§		200,000	202,966
Wachovia Corp.
5.750%, 2/1/18		36,000	37,498
Wells Fargo & Co.
1.500%, 1/16/18		54,000	53,915
2.600%, 7/22/20		67,000	67,250
2.550%, 12/7/20		962,000	959,409
4.600%, 4/1/21		75,000	80,210
2.100%, 7/26/21		600,000	582,743
3.500%, 3/8/22		36,000	36,925
3.450%, 2/13/23		54,000	54,006
3.000%, 2/19/25		100,000	96,202
3.550%, 9/29/25		100,000	99,753
3.000%, 4/22/26		50,000	47,716
3.000%, 10/23/26		243,000	230,720
3.900%, 5/1/45		229,000	215,497
4.900%, 11/17/45		43,000	43,320
4.750%, 12/7/46		209,000	211,688
Wells Fargo Bank NA
2.150%, 12/6/19		125,000	124,933
Westpac Banking Corp.
1.650%, 5/13/19		50,000	49,507
4.875%, 11/19/19		54,000	57,888
2.100%, 5/13/21		50,000	48,853
2.700%, 8/19/26		75,000	71,136

			41,136,260

Capital Markets (2.4%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24		50,000	50,502
Ameriprise Financial, Inc.
5.300%, 3/15/20		36,000	38,976
Ares Capital Corp.
3.625%, 1/19/22		50,000	48,451

See Notes to Financial Statements.

1370

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Bank of New York Mellon Corp. (The)
2.100%, 1/15/19	$231,000	$232,067
5.450%, 5/15/19	36,000	38,937
1.776%, 8/17/20 (l)	400,000	405,891
2.600%, 8/17/20	450,000	455,458
4.150%, 2/1/21	36,000	38,376
2.050%, 5/3/21	625,000	612,421
3.650%, 2/4/24	50,000	51,629
2.450%, 8/17/26	75,000	69,364
BlackRock, Inc.
5.000%, 12/10/19	36,000	39,101
3.500%, 3/18/24	50,000	51,625
Charles Schwab Corp. (The)
3.225%, 9/1/22	36,000	37,123
CME Group, Inc.
3.000%, 3/15/25	75,000	74,646
Credit Suisse AG
2.300%, 5/28/19	250,000	249,975
4.375%, 8/5/20	146,000	154,155
3.625%, 9/9/24	250,000	250,710
Deutsche Bank AG
6.000%, 9/1/17	200,000	204,929
2.792%, 5/10/19 (l)	300,000	304,396
3.125%, 1/13/21 (x)	50,000	49,179
4.250%, 10/14/21§	600,000	601,046
4.100%, 1/13/26	50,000	49,214
Goldman Sachs Group, Inc. (The)
1.586%, 5/22/17 (l)	900,000	901,443
6.150%, 4/1/18	136,000	143,195
2.625%, 1/31/19	394,000	397,970
7.500%, 2/15/19	471,000	522,195
2.300%, 12/13/19	40,000	39,950
5.375%, 3/15/20	127,000	137,641
2.042%, 4/23/20 (l)	500,000	504,475
2.600%, 4/23/20	126,000	126,208
2.163%, 9/15/20 (l)	500,000	504,375
2.750%, 9/15/20	59,000	59,255
5.250%, 7/27/21	132,000	144,763
2.350%, 11/15/21	295,000	285,256
5.750%, 1/24/22	75,000	83,583
4.000%, 3/3/24	92,000	95,193
3.500%, 1/23/25	167,000	165,531
3.750%, 5/22/25	316,000	318,306
3.500%, 11/16/26	365,000	355,624
4.800%, 7/8/44	33,000	34,755
ING Bank NV
2.050%, 8/17/18§	1,000,000	1,000,476
Intercontinental Exchange, Inc.
2.750%, 12/1/20	100,000	100,902
3.750%, 12/1/25	30,000	30,765
Jefferies Group LLC
8.500%, 7/15/19 (x)	54,000	61,233
5.125%, 1/20/23	18,000	18,804
6.500%, 1/20/43	17,000	17,530
Lazard Group LLC
4.250%, 11/14/20	62,000	64,946
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (h)*	5,000,000	300,000
0.000%, 12/30/16 (h)*	10,200,000	561,000
6.750%, 12/28/17 (h)*†	470,000	—
Morgan Stanley
2.125%, 4/25/18	1,000,000	1,002,769
7.300%, 5/13/19	218,000	242,854
2.375%, 7/23/19	$75,000	$75,080
2.650%, 1/27/20	250,000	250,543
2.800%, 6/16/20	219,000	219,883
2.500%, 4/21/21	45,000	44,432
5.500%, 7/28/21	27,000	29,948
2.625%, 11/17/21	755,000	742,900
3.750%, 2/25/23	172,000	176,235
4.100%, 5/22/23	27,000	27,702
3.875%, 4/29/24	75,000	76,894
3.700%, 10/23/24	250,000	253,035
4.000%, 7/23/25	291,000	297,993
3.875%, 1/27/26	65,000	65,798
3.125%, 7/27/26	625,000	595,884
Nomura Holdings, Inc.
6.700%, 3/4/20	37,000	41,488
Northern Trust Corp.
3.450%, 11/4/20	36,000	37,576
S&P Global, Inc.
2.500%, 8/15/18	100,000	100,774
State Street Corp.
2.650%, 5/19/26	250,000	236,695
SteelRiver Transmission Co. LLC
4.710%, 6/30/17 (b)§	544,950	548,593
Thomson Reuters Corp.
4.700%, 10/15/19	27,000	28,420
3.350%, 5/15/26	30,000	29,097
UBS AG
1.491%, 6/1/17 (l)	300,000	300,369
4.875%, 8/4/20	170,000	183,327
7.625%, 8/17/22	400,000	454,000

		17,145,834

Consumer Finance (2.0%)
AerCap Ireland Capital Ltd.
3.750%, 5/15/19	150,000	152,813
Ally Financial, Inc.
3.250%, 9/29/17	700,000	703,500
8.000%, 3/15/20	804,000	910,530
American Express Co.
7.000%, 3/19/18	2,093,000	2,224,788
8.125%, 5/20/19	45,000	51,120
American Express Credit Corp.
1.125%, 6/5/17	351,000	350,757
2.125%, 3/18/19	50,000	50,039
2.250%, 8/15/19	198,000	199,337
1.700%, 10/30/19	115,000	113,746
American Honda Finance Corp.
2.125%, 10/10/18	75,000	75,502
2.450%, 9/24/20	50,000	50,116
Capital One Financial Corp.
2.450%, 4/24/19	75,000	75,460
4.200%, 10/29/25	23,000	23,057
3.750%, 7/28/26	571,000	550,496
Caterpillar Financial Services Corp.
7.150%, 2/15/19	36,000	39,806
1.700%, 8/9/21	50,000	47,949
Discover Financial Services
5.200%, 4/27/22	27,000	29,042
3.950%, 11/6/24	75,000	74,109
Ford Motor Credit Co. LLC
1.724%, 12/6/17	549,000	548,550
2.375%, 1/16/18	2,609,000	2,620,445

See Notes to Financial Statements.

1371

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

3.336%, 3/18/21	$242,000	$243,632
5.875%, 8/2/21	182,000	200,671
4.250%, 9/20/22	200,000	205,968
4.389%, 1/8/26	200,000	202,622
General Motors Financial Co., Inc.
3.100%, 1/15/19	36,000	36,277
2.350%, 10/4/19	100,000	98,820
3.200%, 7/13/20	600,000	600,720
3.700%, 11/24/20	97,000	98,174
4.200%, 3/1/21	50,000	51,530
3.200%, 7/6/21	915,000	900,561
3.450%, 4/10/22	75,000	74,423
4.000%, 1/15/25	223,000	216,778
5.250%, 3/1/26	50,000	51,860
4.000%, 10/6/26	202,000	193,173
HSBC Finance Corp.
6.676%, 1/15/21	100,000	112,228
HSBC USA, Inc.
1.625%, 1/16/18	100,000	99,807
John Deere Capital Corp.
1.300%, 3/12/18	27,000	26,932
1.950%, 1/8/19	100,000	100,309
3.150%, 10/15/21	54,000	55,164
LeasePlan Corp. NV
2.875%, 1/22/19§	500,000	500,544
Navient Corp.
8.450%, 6/15/18	600,000	646,500
PACCAR Financial Corp.
1.400%, 5/18/18	75,000	74,875
Synchrony Financial
2.600%, 1/15/19	76,000	76,229
3.000%, 8/15/19	37,000	37,342
2.700%, 2/3/20	48,000	47,693
4.250%, 8/15/24	37,000	37,620
4.500%, 7/23/25	94,000	96,693
3.700%, 8/4/26	50,000	48,001
Toyota Motor Credit Corp.
1.450%, 1/12/18	200,000	200,126
1.900%, 4/8/21	100,000	97,886
2.750%, 5/17/21	50,000	50,688
3.400%, 9/15/21	54,000	56,061

		14,431,069

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc.
1.550%, 2/9/18	27,000	27,049
2.200%, 3/15/21	20,000	19,896
3.000%, 2/11/23	75,000	75,763
3.125%, 3/15/26	35,000	34,753
Block Financial LLC
5.500%, 11/1/22	36,000	37,851
FMS Wertmanagement AoeR
1.000%, 8/16/19	200,000	196,575
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	200,000	199,676
JPMorgan Chase Bank NA
6.000%, 10/1/17	2,030,000	2,094,615
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	54,000	56,296
2.850%, 1/27/25	100,000	99,023
Private Export Funding Corp.
2.250%, 3/15/20	$75,000	$76,065
2.050%, 11/15/22	46,000	45,416
Rio Oil Finance Trust
9.250%, 7/6/24§	367,453	341,731
Shell International Finance BV
1.375%, 5/10/19	50,000	49,379
1.375%, 9/12/19	50,000	49,122
4.300%, 9/22/19	36,000	38,115
4.375%, 3/25/20	36,000	38,432
2.125%, 5/11/20	75,000	74,761
2.375%, 8/21/22	36,000	35,234
3.400%, 8/12/23	75,000	77,125
2.875%, 5/10/26	50,000	48,290
2.500%, 9/12/26	50,000	46,679
4.125%, 5/11/35	176,000	179,423
3.625%, 8/21/42	51,000	46,539
US Capital Funding II Ltd.
1.636%, 8/1/34 (l)§	700,000	475,790
Voya Financial, Inc.
3.650%, 6/15/26	50,000	48,713
Woodside Finance Ltd.
3.650%, 3/5/25§	5,000	4,919

		4,517,230

Insurance (0.5%)
Aflac, Inc.
3.625%, 11/15/24	125,000	128,109
Allstate Corp. (The)
7.450%, 5/16/19	36,000	40,392
4.200%, 12/15/46	76,000	77,316
American International Group, Inc.
5.850%, 1/16/18	45,000	46,970
6.400%, 12/15/20	91,000	103,495
4.875%, 6/1/22	36,000	39,065
3.750%, 7/10/25	566,000	571,879
3.900%, 4/1/26	163,000	165,828
3.875%, 1/15/35	55,000	51,861
4.500%, 7/16/44	108,000	106,249
Aon Corp.
5.000%, 9/30/20	36,000	38,730
Aon plc
4.750%, 5/15/45	89,000	89,795
AXIS Specialty Finance LLC
5.875%, 6/1/20	27,000	29,667
Berkshire Hathaway Finance Corp.
1.700%, 3/15/19	30,000	29,956
4.250%, 1/15/21	54,000	58,016
Chubb INA Holdings, Inc.
5.900%, 6/15/19	36,000	39,420
3.350%, 5/3/26	75,000	75,840
CNA Financial Corp.
5.875%, 8/15/20	54,000	59,287
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	50,000	50,488
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	36,000	39,414
Lincoln National Corp.
8.750%, 7/1/19	36,000	41,385
3.625%, 12/12/26	96,000	95,472
Loews Corp.
3.750%, 4/1/26	50,000	50,913

See Notes to Financial Statements.

1372

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Marsh & McLennan Cos., Inc.
2.350%, 9/10/19		$37,000	$37,019
4.800%, 7/15/21		36,000	39,269
3.750%, 3/14/26		16,000	16,229
MetLife, Inc.
4.750%, 2/8/21		91,000	98,782
Metropolitan Life Global Funding I
1.300%, 4/10/17§		587,000	587,263
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22		36,000	37,445
OneBeacon U.S. Holdings, Inc.
4.600%, 11/9/22		36,000	35,934
Progressive Corp. (The)
3.750%, 8/23/21		46,000	48,506
Protective Life Corp.
7.375%, 10/15/19		36,000	40,677
Prudential Financial, Inc.
3.500%, 5/15/24		50,000	50,991
5.875%, 9/15/42 (l)		27,000	28,350
4.600%, 5/15/44		140,000	145,050
Travelers Cos., Inc. (The)
5.800%, 5/15/18		45,000	47,573
4.600%, 8/1/43		73,000	78,818
Trinity Acquisition plc
4.400%, 3/15/26		50,000	50,280
Unum Group
5.625%, 9/15/20		36,000	39,287
XLIT Ltd.
2.300%, 12/15/18		62,000	62,143
4.450%, 3/31/25		75,000	73,651

			3,546,814

Thrifts & Mortgage Finance (0.6%)
Realkredit Danmark A/S
1.000%, 4/1/17	DKK	31,200,000	4,430,908

Total Financials			85,208,115

Health Care (2.0%)
Biotechnology (0.4%)
AbbVie, Inc.
1.800%, 5/14/18		$75,000	75,011
2.500%, 5/14/20		254,000	253,863
2.900%, 11/6/22		210,000	206,053
3.600%, 5/14/25		75,000	73,852
4.500%, 5/14/35		39,000	37,974
Amgen, Inc.
6.150%, 6/1/18		11,000	11,653
2.125%, 5/1/20		160,000	158,794
3.450%, 10/1/20		54,000	55,802
3.625%, 5/15/22		45,000	46,595
3.625%, 5/22/24		50,000	50,708
4.400%, 5/1/45		119,000	113,356
Baxalta, Inc.
1.776%, 6/22/18 (l)		500,000	500,075
4.000%, 6/23/25		125,000	125,232
Biogen, Inc.
6.875%, 3/1/18		36,000	38,037
2.900%, 9/15/20		100,000	101,206
5.200%, 9/15/45		46,000	49,087
Celgene Corp.
2.300%, 8/15/18		43,000	43,256
2.250%, 5/15/19		$50,000	$49,953
3.875%, 8/15/25		100,000	101,466
Gilead Sciences, Inc.
1.850%, 9/4/18		20,000	20,079
2.350%, 2/1/20		76,000	76,309
2.550%, 9/1/20		50,000	50,315
4.500%, 4/1/21		54,000	58,248
1.950%, 3/1/22		15,000	14,459
2.500%, 9/1/23		72,000	69,363
3.650%, 3/1/26		148,000	149,143
4.600%, 9/1/35		26,000	26,977
4.800%, 4/1/44		218,000	224,911
4.500%, 2/1/45		59,000	58,976
4.750%, 3/1/46		56,000	58,236
4.150%, 3/1/47		98,000	92,330

			2,991,319

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories
2.350%, 11/22/19		35,000	34,970
4.125%, 5/27/20		36,000	37,841
2.900%, 11/30/21		50,000	49,534
3.400%, 11/30/23		50,000	49,568
2.950%, 3/15/25		100,000	94,829
3.750%, 11/30/26		50,000	49,560
Becton Dickinson and Co.
1.800%, 12/15/17		29,000	29,076
2.675%, 12/15/19		55,000	55,866
3.250%, 11/12/20		54,000	55,286
3.300%, 3/1/23		36,000	36,048
4.685%, 12/15/44		21,000	21,742
Boston Scientific Corp.
5.125%, 1/12/17		977,000	977,871
2.650%, 10/1/18		146,000	147,845
6.000%, 1/15/20		36,000	39,385
3.375%, 5/15/22		1,000,000	1,014,889
Medtronic, Inc.
2.500%, 3/15/20		102,000	102,506
4.450%, 3/15/20		54,000	57,527
3.150%, 3/15/22		100,000	101,855
3.625%, 3/15/24		90,000	93,523
3.500%, 3/15/25		100,000	102,549
4.625%, 3/15/44		151,000	162,248
4.625%, 3/15/45		90,000	96,975
St. Jude Medical, Inc.
2.800%, 9/15/20		68,000	68,751
3.250%, 4/15/23		27,000	26,872
3.875%, 9/15/25		22,000	22,095
Stryker Corp.
2.000%, 3/8/19		50,000	49,994
4.375%, 1/15/20		36,000	38,596
3.500%, 3/15/26		50,000	49,988
4.625%, 3/15/46		46,000	46,385
Zimmer Biomet Holdings, Inc.
4.625%, 11/30/19		27,000	28,519
2.700%, 4/1/20		100,000	99,752

			3,842,445

Health Care Providers & Services (0.4%)
Aetna, Inc.
1.900%, 6/7/19		35,000	34,919
3.950%, 9/1/20		64,000	66,968

See Notes to Financial Statements.

1373

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

2.400%, 6/15/21	$212,000	$210,270
3.200%, 6/15/26	237,000	234,247
4.500%, 5/15/42	68,000	67,646
4.125%, 11/15/42	33,000	31,339
4.750%, 3/15/44	31,000	32,545
AmerisourceBergen Corp.
1.150%, 5/15/17	140,000	139,872
4.875%, 11/15/19	27,000	28,907
Anthem, Inc.
1.875%, 1/15/18	360,000	360,231
2.300%, 7/15/18	173,000	173,857
4.350%, 8/15/20	118,000	124,379
Cardinal Health, Inc.
3.500%, 11/15/24	50,000	50,811
Cigna Corp.
5.125%, 6/15/20	39,000	42,139
3.250%, 4/15/25	169,000	164,023
Coventry Health Care, Inc.
5.450%, 6/15/21	28,000	30,940
Express Scripts Holding Co.
1.250%, 6/2/17	123,000	122,937
3.500%, 6/15/24	50,000	48,635
Humana, Inc.
7.200%, 6/15/18	27,000	29,014
3.850%, 10/1/24	50,000	50,815
Laboratory Corp. of America Holdings
2.625%, 2/1/20	40,000	39,933
4.625%, 11/15/20 (x)	45,000	47,867
3.750%, 8/23/22	20,000	20,640
McKesson Corp.
2.700%, 12/15/22	27,000	26,138
2.850%, 3/15/23	36,000	35,055
3.796%, 3/15/24	50,000	51,534
Medco Health Solutions, Inc.
7.125%, 3/15/18	45,000	47,659
4.125%, 9/15/20	45,000	47,039
Quest Diagnostics, Inc.
3.450%, 6/1/26	30,000	29,462
UnitedHealth Group, Inc.
6.000%, 2/15/18	45,000	47,131
1.900%, 7/16/18	30,000	30,086
2.700%, 7/15/20	71,000	71,991
2.875%, 3/15/23	27,000	26,955
3.750%, 7/15/25	75,000	77,888
3.450%, 1/15/27	50,000	50,615
4.625%, 7/15/35	16,000	17,356
3.950%, 10/15/42	63,000	60,778
4.200%, 1/15/47	26,000	26,244

		2,798,865

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc.
3.050%, 9/22/26	60,000	57,129
Life Technologies Corp.
6.000%, 3/1/20	36,000	39,195
Thermo Fisher Scientific, Inc.
3.300%, 2/15/22	50,000	50,407
3.000%, 4/15/23	70,000	68,682
2.950%, 9/19/26	30,000	28,232

		243,645

Pharmaceuticals (0.7%)
Actavis Funding SCS
3.000%, 3/12/20	$811,000	$820,717
3.800%, 3/15/25	590,000	590,571
4.750%, 3/15/45	210,000	205,929
Actavis, Inc.
6.125%, 8/15/19	22,000	24,092
3.250%, 10/1/22	36,000	35,821
Allergan, Inc.
3.375%, 9/15/20	45,000	45,860
AstraZeneca plc
2.375%, 11/16/20	75,000	75,322
4.375%, 11/16/45	34,000	33,465
Bristol-Myers Squibb Co.
4.500%, 3/1/44	182,000	197,794
Eli Lilly & Co.
3.700%, 3/1/45	45,000	42,440
GlaxoSmithKline Capital plc
2.850%, 5/8/22	45,000	45,231
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	36,000	37,941
2.800%, 3/18/23	36,000	36,095
Johnson & Johnson
2.950%, 9/1/20	36,000	37,038
2.450%, 12/5/21	25,000	25,310
2.450%, 3/1/26	125,000	119,299
Merck & Co., Inc.
1.300%, 5/18/18	30,000	29,920
2.400%, 9/15/22	27,000	26,567
2.800%, 5/18/23	62,000	61,764
2.750%, 2/10/25	50,000	49,018
Mylan NV
2.500%, 6/7/19§	30,000	29,887
3.950%, 6/15/26§	50,000	46,586
5.250%, 6/15/46 (b)§	133,000	122,453
Mylan, Inc.
3.125%, 1/15/23§	65,000	61,298
Novartis Capital Corp.
3.400%, 5/6/24	50,000	51,446
4.400%, 5/6/44	62,000	66,354
4.000%, 11/20/45	144,000	144,681
Novartis Securities Investment Ltd.
5.125%, 2/10/19	64,000	68,414
Pfizer, Inc.
1.200%, 6/1/18	50,000	49,837
1.950%, 6/3/21 (x)	125,000	123,493
3.400%, 5/15/24	50,000	51,670
2.750%, 6/3/26	50,000	48,398
4.300%, 6/15/43	20,000	20,435
4.400%, 5/15/44	66,000	69,433
4.125%, 12/15/46	210,000	211,517
Sanofi
1.250%, 4/10/18	45,000	44,928
4.000%, 3/29/21	36,000	38,187
Shire Acquisitions Investments Ireland DAC
1.900%, 9/23/19	50,000	49,383
2.400%, 9/23/21	125,000	120,541
3.200%, 9/23/26	50,000	46,672
Teva Pharmaceutical Finance Co. BV
3.650%, 11/10/21	132,000	133,155
2.950%, 12/18/22	36,000	34,650

See Notes to Financial Statements.

1374

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	$45,000	$45,394
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 7/19/19	20,000	19,462
2.200%, 7/21/21	100,000	95,450
2.800%, 7/21/23	173,000	162,360
Zoetis, Inc.
1.875%, 2/1/18	36,000	35,892

		4,532,170

Total Health Care		14,408,444

Industrials (0.9%)
Aerospace & Defense (0.2%)
BAE Systems Holdings, Inc.
2.850%, 12/15/20§	31,000	31,071
4.750%, 10/7/44§	7,000	7,057
Boeing Co. (The)
2.350%, 10/30/21	62,000	62,138
General Dynamics Corp.
2.250%, 11/15/22	62,000	61,008
L-3 Communications Corp.
4.950%, 2/15/21	73,000	78,346
Lockheed Martin Corp.
2.500%, 11/23/20	75,000	75,575
3.350%, 9/15/21	45,000	46,437
3.550%, 1/15/26	87,000	88,803
3.600%, 3/1/35	51,000	48,418
4.500%, 5/15/36	15,000	16,015
4.070%, 12/15/42	52,000	51,306
4.700%, 5/15/46	42,000	45,930
Northrop Grumman Corp.
3.250%, 8/1/23	75,000	76,469
3.850%, 4/15/45	50,000	47,576
Precision Castparts Corp.
1.250%, 1/15/18	45,000	44,894
Raytheon Co.
4.400%, 2/15/20	73,000	77,902
Rockwell Collins, Inc.
5.250%, 7/15/19	18,000	19,304
Textron, Inc.
4.000%, 3/15/26	25,000	25,104
United Technologies Corp.
1.778%, 5/4/18 (e)	216,000	216,030
4.500%, 4/15/20	36,000	38,859
3.100%, 6/1/22	54,000	55,523
4.150%, 5/15/45	60,000	61,184

		1,274,949

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	36,000	40,303
4.900%, 1/15/34	99,000	105,816
3.900%, 2/1/35	9,000	8,622
4.100%, 2/1/45	49,000	45,859
4.750%, 11/15/45	144,000	148,962
4.550%, 4/1/46	65,000	65,193
United Parcel Service, Inc.
3.125%, 1/15/21	54,000	55,850
2.400%, 11/15/26	50,000	47,303

		517,908

Airlines (0.0%)
Southwest Airlines Co.
2.750%, 11/6/19	$25,000	$25,250

Building Products (0.0%)
Johnson Controls International plc
4.250%, 3/1/21	56,000	59,105
Masco Corp.
4.375%, 4/1/26	5,000	5,031

		64,136

Commercial Services & Supplies (0.0%)
Cornell University
5.450%, 2/1/19	36,000	38,749
Pitney Bowes, Inc.
4.625%, 3/15/24	100,000	98,772
Republic Services, Inc.
5.500%, 9/15/19	27,000	29,375
5.250%, 11/15/21	36,000	39,920
Waste Management, Inc.
2.900%, 9/15/22	36,000	36,199
3.900%, 3/1/35	61,000	60,181

		303,196

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22	36,000	36,329

Electrical Equipment (0.1%)
Eaton Corp.
2.750%, 11/2/22	491,000	484,878
Emerson Electric Co.
4.875%, 10/15/19	45,000	48,490
Rockwell Automation, Inc.
2.875%, 3/1/25	75,000	73,133
Tyco Electronics Group SA
4.875%, 1/15/21	36,000	38,883

		645,384

Industrial Conglomerates (0.1%)
3M Co.
1.625%, 6/15/19	50,000	50,154
General Electric Co.
5.300%, 2/11/21	54,000	59,666
3.150%, 9/7/22	54,000	55,152
2.700%, 10/9/22	64,000	63,778
3.100%, 1/9/23	75,000	76,138
4.500%, 3/11/44	191,000	205,008
Honeywell International, Inc.
4.250%, 3/1/21	45,000	48,460
Ingersoll-Rand Global Holding Co. Ltd.
6.875%, 8/15/18	36,000	38,823
Koninklijke Philips NV
5.750%, 3/11/18	36,000	37,755
Pentair Finance SA
5.000%, 5/15/21	27,000	28,763
Roper Technologies, Inc.
2.800%, 12/15/21	179,000	178,780
3.800%, 12/15/26	30,000	30,181

		872,658

Machinery (0.0%)
Caterpillar, Inc.
3.400%, 5/15/24	35,000	36,034

See Notes to Financial Statements.

1375

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Deere & Co.
2.600%, 6/8/22	$91,000	$90,516
Dover Corp.
3.150%, 11/15/25	50,000	49,835
Illinois Tool Works, Inc.
2.650%, 11/15/26	50,000	47,661
Ingersoll-Rand Luxembourg Finance SA
4.650%, 11/1/44	14,000	14,147
Kennametal, Inc.
3.875%, 2/15/22	27,000	26,641
Stanley Black & Decker, Inc.
2.900%, 11/1/22	36,000	36,194
Xylem, Inc.
4.375%, 11/1/46	14,000	13,640

		314,668

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22	36,000	36,421

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	91,000	97,981
3.400%, 9/1/24	50,000	51,496
4.150%, 4/1/45	32,000	32,295
4.700%, 9/1/45	30,000	32,461
Canadian National Railway Co.
5.550%, 3/1/19	64,000	68,778
Canadian Pacific Railway Co.
7.250%, 5/15/19	36,000	40,098
CSX Corp.
3.700%, 11/1/23	50,000	51,705
4.250%, 11/1/66	74,000	67,028
Norfolk Southern Corp.
5.900%, 6/15/19	36,000	39,145
2.900%, 6/15/26	35,000	33,677
4.450%, 6/15/45	51,000	52,721
6.000%, 5/23/2111	60,000	69,492
Penske Truck Leasing Co. LP
4.875%, 7/11/22 (b)§	500,000	538,505
Ryder System, Inc.
2.500%, 3/1/18	21,000	21,145
2.875%, 9/1/20	50,000	50,391
Union Pacific Corp.
2.750%, 4/15/23	62,000	61,696
3.250%, 8/15/25	100,000	101,610
3.375%, 2/1/35	29,000	27,202
4.050%, 11/15/45	9,000	8,978
3.875%, 2/1/55	102,000	91,209

		1,537,613

Trading Companies & Distributors (0.1%)
Air Lease Corp.
2.125%, 1/15/20	50,000	48,906
3.000%, 9/15/23	346,000	329,564
Aviation Capital Group Corp.
2.875%, 9/17/18§	145,000	146,813
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust
5.125%, 11/30/22§	157,960	162,699
GATX Corp.
2.600%, 3/30/20	$41,000	$40,838
3.250%, 9/15/26	50,000	47,216

		776,036

Total Industrials		6,404,548

Information Technology (1.3%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.950%, 2/15/19	50,000	53,277
2.125%, 3/1/19	75,000	75,529
2.450%, 6/15/20	100,000	101,033
1.850%, 9/20/21	100,000	97,378
3.625%, 3/4/24	75,000	78,434
2.500%, 9/20/26	50,000	47,277
Harris Corp.
2.700%, 4/27/20	108,000	107,604
Juniper Networks, Inc.
3.300%, 6/15/20	35,000	35,574

		596,106

Electronic Equipment, Instruments & Components (0.0%)
Avnet, Inc.
5.875%, 6/15/20	45,000	48,576

Internet Software & Services (0.1%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19	200,000	200,708
Alphabet, Inc.
3.625%, 5/19/21	36,000	38,052
Baidu, Inc.
3.000%, 6/30/20	200,000	200,145
eBay, Inc.
3.250%, 10/15/20	36,000	36,763
2.600%, 7/15/22	45,000	43,624

		519,292

IT Services (0.2%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	50,000	50,235
Fidelity National Information Services, Inc.
2.000%, 4/15/18	21,000	21,025
3.625%, 10/15/20	86,000	88,911
3.000%, 8/15/26	50,000	46,799
Fiserv, Inc.
4.625%, 10/1/20	36,000	38,411
International Business Machines Corp.
7.625%, 10/15/18	91,000	100,283
1.875%, 8/1/22	91,000	86,973
Mastercard, Inc.
2.950%, 11/21/26 (x)	50,000	48,988
Total System Services, Inc.
4.800%, 4/1/26	159,000	169,673
Visa, Inc.
2.200%, 12/14/20	100,000	100,158
3.150%, 12/14/25	100,000	100,418
4.150%, 12/14/35	44,000	45,796
Western Union Co. (The)
5.253%, 4/1/20	73,000	77,647
Xerox Corp.
6.350%, 5/15/18	54,000	56,661
3.800%, 5/15/24 (x)	50,000	47,995

		1,079,973

See Notes to Financial Statements.

1376

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (0.2%)
Analog Devices, Inc.
3.900%, 12/15/25	$16,000	$16,382
5.300%, 12/15/45	17,000	18,399
Applied Materials, Inc.
2.625%, 10/1/20	50,000	50,358
Intel Corp.
2.450%, 7/29/20	30,000	30,334
2.700%, 12/15/22	45,000	45,067
3.700%, 7/29/25	100,000	105,382
4.100%, 5/19/46	200,000	197,220
KLA-Tencor Corp.
4.125%, 11/1/21	28,000	29,179
4.650%, 11/1/24	50,000	53,259
Lam Research Corp.
2.800%, 6/15/21	77,000	76,616
QUALCOMM, Inc.
2.250%, 5/20/20	100,000	99,874
4.800%, 5/20/45	298,000	318,589
Texas Instruments, Inc.
1.750%, 5/1/20	100,000	99,066

		1,139,725

Software (0.3%)
Adobe Systems, Inc.
4.750%, 2/1/20	21,000	22,481
Autodesk, Inc.
3.600%, 12/15/22	36,000	35,994
CA, Inc.
4.500%, 8/15/23	50,000	51,892
Microsoft Corp.
4.200%, 6/1/19	54,000	57,265
1.100%, 8/8/19	40,000	39,397
2.000%, 11/3/20	75,000	74,668
1.550%, 8/8/21	100,000	96,641
2.375%, 5/1/23	102,000	100,064
2.700%, 2/12/25	75,000	73,551
2.400%, 8/8/26	100,000	94,404
3.500%, 2/12/35	110,000	105,924
3.750%, 2/12/45	43,000	40,677
4.450%, 11/3/45	56,000	59,546
3.700%, 8/8/46	554,000	521,421
Oracle Corp.
5.750%, 4/15/18	109,000	114,949
1.900%, 9/15/21	645,000	629,506
2.500%, 10/15/22	73,000	72,081
3.400%, 7/8/24	75,000	76,648
2.950%, 5/15/25	100,000	98,268
2.650%, 7/15/26	45,000	42,568
3.250%, 5/15/30	149,000	144,502
4.000%, 7/15/46	246,000	234,418
4.375%, 5/15/55	64,000	63,299
Symantec Corp.
3.950%, 6/15/22	91,000	89,535

		2,939,699

Technology Hardware, Storage & Peripherals (0.4%)
Apple, Inc.
1.000%, 5/3/18	91,000	90,508
1.700%, 2/22/19 (x)	100,000	100,056
2.250%, 2/23/21	150,000	149,609
2.150%, 2/9/22	100,000	98,085
2.400%, 5/3/23	$136,000	$132,084
3.250%, 2/23/26	110,000	110,173
3.450%, 2/9/45	42,000	37,121
4.650%, 2/23/46	473,000	509,858
Diamond 1 Finance Corp.
3.480%, 6/1/19§	535,000	544,412
4.420%, 6/15/21§	50,000	51,599
5.450%, 6/15/23§	360,000	381,563
6.020%, 6/15/26§	140,000	151,629
8.350%, 7/15/46 (b)§	130,000	160,251
Hewlett Packard Enterprise Co.
2.850%, 10/5/18	220,000	222,086
3.600%, 10/15/20	255,000	260,292
4.900%, 10/15/25	50,000	51,342
HP, Inc.
3.750%, 12/1/20	37,000	38,255
4.375%, 9/15/21	45,000	47,263
Seagate HDD Cayman
3.750%, 11/15/18	75,000	76,500

		3,212,686

Total Information Technology		9,536,057

Materials (0.4%)
Chemicals (0.3%)
Agrium, Inc.
3.150%, 10/1/22	36,000	35,943
4.125%, 3/15/35	30,000	27,374
Air Products and Chemicals, Inc.
4.375%, 8/21/19	36,000	38,221
Albemarle Corp.
4.150%, 12/1/24	100,000	102,529
Celanese US Holdings LLC
5.875%, 6/15/21	10,000	11,093
4.625%, 11/15/22	10,000	10,518
Dow Chemical Co. (The)
8.550%, 5/15/19	56,000	64,027
3.000%, 11/15/22	27,000	26,970
3.500%, 10/1/24	75,000	76,087
4.375%, 11/15/42	26,000	25,026
4.625%, 10/1/44	44,000	44,290
Eastman Chemical Co.
3.600%, 8/15/22	45,000	46,167
4.800%, 9/1/42	38,000	36,776
Ecolab, Inc.
4.350%, 12/8/21	45,000	48,365
EI du Pont de Nemours & Co.
3.625%, 1/15/21	64,000	66,324
2.800%, 2/15/23	45,000	44,131
Lubrizol Corp.
8.875%, 2/1/19	26,000	29,559
LYB International Finance BV
4.000%, 7/15/23	36,000	37,615
Methanex Corp.
3.250%, 12/15/19	36,000	35,668
Monsanto Co.
2.125%, 7/15/19	50,000	49,920
2.200%, 7/15/22	18,000	17,082
3.600%, 7/15/42	71,000	59,047
Potash Corp. of Saskatchewan, Inc.
4.875%, 3/30/20	27,000	28,638

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

PPG Industries, Inc.
3.600%, 11/15/20	$27,000	$28,008
Praxair, Inc.
4.500%, 8/15/19	36,000	38,291
2.700%, 2/21/23	36,000	35,513
RPM International, Inc.
6.125%, 10/15/19	36,000	39,494
Sherwin-Williams Co. (The)
4.000%, 12/15/42	25,000	22,550

		1,125,226

Construction Materials (0.0%)
CRH America, Inc.
5.750%, 1/15/21	45,000	49,767
LafargeHolcim Finance U.S. LLC
4.750%, 9/22/46§	200,000	194,193
Vulcan Materials Co.
7.500%, 6/15/21	50,000	58,875

		302,835

Containers & Packaging (0.0%)
Bemis Co., Inc.
6.800%, 8/1/19	36,000	39,761
International Paper Co.
4.750%, 2/15/22	75,000	80,744
3.650%, 6/15/24	67,000	67,693
4.800%, 6/15/44	9,000	8,846
Packaging Corp. of America
3.900%, 6/15/22	36,000	37,223
WestRock RKT Co
3.500%, 3/1/20	59,000	60,119

		294,386

Metals & Mining (0.1%)
Barrick Gold Corp.
4.100%, 5/1/23 (x)	12,000	12,300
5.250%, 4/1/42	110,000	108,261
Barrick North America Finance LLC
4.400%, 5/30/21	11,000	11,613
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	91,000	99,587
2.875%, 2/24/22	54,000	54,353
5.000%, 9/30/43	100,000	111,871
Goldcorp, Inc.
2.125%, 3/15/18	36,000	35,914
3.625%, 6/9/21	35,000	35,565
Newmont Mining Corp.
4.875%, 3/15/42	30,000	27,826
Nucor Corp.
5.850%, 6/1/18	27,000	28,429
5.200%, 8/1/43	47,000	52,441
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	36,000	36,186
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	91,000	104,911
4.125%, 5/20/21	18,000	19,166
Rio Tinto Finance USA plc
2.875%, 8/21/22	6,000	6,049
4.125%, 8/21/42	70,000	69,023
Vale Overseas Ltd.
4.625%, 9/15/20 (x)	64,000	64,960

		878,455

Paper & Forest Products (0.0%)
Fibria Overseas Finance Ltd.
5.250%, 5/12/24 (x)	$3,000	$2,985
Georgia-Pacific LLC
7.375%, 12/1/25	65,000	81,434

		84,419

Total Materials		2,685,321

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)
2.750%, 1/15/20	25,000	24,869
American Tower Corp. (REIT)
5.050%, 9/1/20	64,000	68,523
2.250%, 1/15/22	50,000	47,730
5.000%, 2/15/24	50,000	53,523
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23	50,000	52,964
Boston Properties LP (REIT)
3.700%, 11/15/18	36,000	37,223
5.875%, 10/15/19	54,000	59,268
2.750%, 10/1/26	50,000	45,713
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23	500,000	484,064
3.850%, 2/1/25	100,000	98,057
Camden Property Trust (REIT)
4.625%, 6/15/21	36,000	38,422
Corporate Office Properties LP (REIT)
5.000%, 7/1/25	100,000	101,835
Crown Castle International Corp. (REIT)
5.250%, 1/15/23	400,000	432,486
CubeSmart LP (REIT)
4.375%, 12/15/23	25,000	25,995
DDR Corp. (REIT)
4.625%, 7/15/22	27,000	28,284
Digital Realty Trust LP (REIT)
3.400%, 10/1/20	400,000	407,557
3.625%, 10/1/22	27,000	27,171
Duke Realty LP (REIT)
3.250%, 6/30/26	30,000	29,087
EPR Properties (REIT)
7.750%, 7/15/20	36,000	40,373
Equity Commonwealth (REIT)
6.650%, 1/15/18	36,000	36,934
ERP Operating LP (REIT)
3.000%, 4/15/23	75,000	73,836
Essex Portfolio LP (REIT)
3.875%, 5/1/24	25,000	25,420
Federal Realty Investment Trust (REIT)
3.000%, 8/1/22	36,000	35,991
HCP, Inc. (REIT)
3.150%, 8/1/22	36,000	35,481
4.250%, 11/15/23	70,000	71,590
Highwoods Realty LP (REIT)
3.625%, 1/15/23	27,000	26,509
Host Hotels & Resorts LP (REIT)
4.750%, 3/1/23	36,000	37,488
Kilroy Realty LP (REIT)
4.375%, 10/1/25	1,000,000	1,024,914
Kimco Realty Corp. (REIT)
6.875%, 10/1/19	36,000	40,312
3.200%, 5/1/21	25,000	25,285

See Notes to Financial Statements.

1378

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Liberty Property LP (REIT)
4.750%, 10/1/20	$36,000	$38,281
National Retail Properties, Inc. (REIT)
3.800%, 10/15/22	27,000	27,767
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	400,000	394,424
Prologis LP (REIT)
4.250%, 8/15/23	50,000	52,951
Realty Income Corp. (REIT)
5.750%, 1/15/21	45,000	50,187
Regency Centers LP (REIT)
3.900%, 11/1/25	50,000	50,670
Select Income REIT (REIT)
4.500%, 2/1/25	100,000	96,055
Simon Property Group LP (REIT)
5.650%, 2/1/20	41,000	44,793
2.350%, 1/30/22	50,000	49,216
3.300%, 1/15/26	75,000	74,582
UDR, Inc. (REIT)
4.250%, 6/1/18	36,000	37,157
Ventas Realty LP (REIT)
2.000%, 2/15/18	27,000	27,046
4.250%, 3/1/22	40,000	42,305
Ventas Realty LP/Ventas Capital Corp. (REIT)
3.250%, 8/15/22	36,000	36,108
VEREIT Operating Partnership LP (REIT)
3.000%, 2/6/19	10,000	9,975
4.125%, 6/1/21	5,000	5,075
4.600%, 2/6/24	10,000	10,044
4.875%, 6/1/26	10,000	10,116
Vornado Realty LP (REIT)
5.000%, 1/15/22	45,000	48,669
Washington Real Estate Investment Trust (REIT)
3.950%, 10/15/22	36,000	36,042
WEA Finance LLC (REIT)
3.250%, 10/5/20§	500,000	507,963
Weingarten Realty (REIT)Investors (REIT)
3.375%, 10/15/22	54,000	53,408
Welltower, Inc. (REIT)
6.125%, 4/15/20	26,000	28,832
Weyerhaeuser Co. (REIT)
4.625%, 9/15/23	50,000	53,567

		5,322,137

Real Estate Management & Development (0.0%)
Celulosa Arauco y Constitucion SA
5.000%, 1/21/21	45,000	46,969

Total Real Estate		5,369,106

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
5.500%, 2/1/18	91,000	94,497
5.875%, 10/1/19	36,000	39,321
5.200%, 3/15/20	22,000	23,594
2.450%, 6/30/20	25,000	24,731
4.600%, 2/15/21	54,000	57,377
2.800%, 2/17/21	75,000	74,341
5.000%, 3/1/21	36,000	38,830
3.000%, 6/30/22	25,000	24,482
2.625%, 12/1/22	27,000	25,725
3.600%, 2/17/23	$75,000	$75,282
3.950%, 1/15/25	50,000	50,186
3.400%, 5/15/25	150,000	144,607
6.375%, 3/1/41	46,000	52,865
4.300%, 12/15/42	127,000	113,408
4.750%, 5/15/46	119,000	112,466
British Telecommunications plc
5.950%, 1/15/18	91,000	94,796
CC Holdings GS V LLC
3.849%, 4/15/23	100,000	101,650
Deutsche Telekom International Finance BV
6.750%, 8/20/18	73,000	78,646
Orange SA
2.750%, 2/6/19	25,000	25,288
5.375%, 7/8/19	36,000	38,785
5.500%, 2/6/44	50,000	57,761
SFR Group SA
7.375%, 5/1/26§	500,000	512,500
Telefonica Emisiones SAU
5.134%, 4/27/20	33,000	35,371
5.462%, 2/16/21	45,000	48,963
Verizon Communications, Inc.
2.709%, 9/14/18 (l)	100,000	102,287
3.650%, 9/14/18	475,000	489,688
2.550%, 6/17/19	50,000	50,696
4.500%, 9/15/20	114,000	121,848
4.600%, 4/1/21	91,000	97,454
2.450%, 11/1/22	36,000	34,695
5.150%, 9/15/23	175,000	192,720
4.150%, 3/15/24	100,000	103,889
5.050%, 3/15/34	51,000	53,863
4.400%, 11/1/34	241,000	237,056
3.850%, 11/1/42	267,000	230,578
4.125%, 8/15/46	51,000	46,049
4.862%, 8/21/46	196,000	197,763

		3,904,058

Wireless Telecommunication Services (0.1%)
America Movil SAB de CV
5.000%, 3/30/20	100,000	106,600
Rogers Communications, Inc.
6.800%, 8/15/18	45,000	48,408
4.100%, 10/1/23	50,000	52,533
5.000%, 3/15/44	19,000	20,195
Sprint Spectrum Co. LLC
3.360%, 9/20/21§	308,000	307,814
Vodafone Group plc
5.450%, 6/10/19	54,000	57,905
2.500%, 9/26/22	45,000	42,886
2.950%, 2/19/23	45,000	43,638
4.375%, 2/19/43	120,000	106,006

		785,985

Total Telecommunication Services		4,690,043

Utilities (1.4%)
Electric Utilities (0.9%)
Arizona Public Service Co.
2.200%, 1/15/20	50,000	49,859
Baltimore Gas & Electric Co.
3.500%, 8/15/46	47,000	42,108

See Notes to Financial Statements.

1379

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

CenterPoint Energy Houston Electric LLC
4.500%, 4/1/44	$40,000	$43,515
Commonwealth Edison Co.
4.700%, 1/15/44	99,000	108,605
DTE Electric Co.
2.650%, 6/15/22	45,000	45,216
3.950%, 6/15/42	50,000	49,927
Duke Energy Carolinas LLC
4.300%, 6/15/20	34,000	36,165
4.250%, 12/15/41	244,000	247,677
3.750%, 6/1/45	50,000	46,661
Duke Energy Corp.
5.050%, 9/15/19	36,000	38,696
2.650%, 9/1/26 (x)	75,000	69,966
4.800%, 12/15/45	65,000	69,764
3.750%, 9/1/46	34,000	30,634
Duke Energy Florida LLC
4.550%, 4/1/20	18,000	19,376
5.900%, 3/1/33	46,000	53,366
3.850%, 11/15/42	50,000	48,257
Duke Energy Progress LLC
5.300%, 1/15/19	45,000	48,075
3.250%, 8/15/25	50,000	50,693
Emera US Finance LP
2.150%, 6/15/19§	122,000	121,775
2.700%, 6/15/21§	152,000	150,328
3.550%, 6/15/26§	50,000	49,073
Entergy Arkansas, Inc.
3.750%, 2/15/21	924,000	969,495
Entergy Texas, Inc.
7.125%, 2/1/19	45,000	49,735
Exelon Corp.
2.850%, 6/15/20	140,000	141,069
2.450%, 4/15/21	26,000	25,602
3.950%, 6/15/25	75,000	76,718
FirstEnergy Corp.
2.750%, 3/15/18	10,000	10,073
4.250%, 3/15/23	515,000	533,103
Florida Power & Light Co.
3.800%, 12/15/42	40,000	39,385
Georgia Power Co.
5.400%, 6/1/18	54,000	56,831
1.950%, 12/1/18	50,000	50,264
Indiana Michigan Power Co.
7.000%, 3/15/19	45,000	49,444
IPALCO Enterprises, Inc.
5.000%, 5/1/18	417,000	431,189
LG&E & KU Energy LLC
3.750%, 11/15/20	54,000	56,372
Nevada Power Co.
7.125%, 3/15/19	54,000	59,907
NextEra Energy Capital Holdings, Inc.
3.625%, 6/15/23	50,000	50,746
Northern States Power Co.
5.250%, 3/1/18	27,000	28,132
3.600%, 5/15/46	193,000	183,122
NSTAR Electric Co.
2.375%, 10/15/22	45,000	44,369
3.250%, 11/15/25	100,000	100,648
Ohio Power Co.
6.050%, 5/1/18	36,000	37,876
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	$36,000	$38,849
Pacific Gas & Electric Co.
3.500%, 10/1/20	45,000	46,550
3.400%, 8/15/24	50,000	51,154
4.750%, 2/15/44	83,000	90,595
4.300%, 3/15/45	26,000	26,502
PacifiCorp
5.500%, 1/15/19	45,000	48,337
PECO Energy Co.
1.700%, 9/15/21	100,000	97,005
PPL Capital Funding, Inc.
3.100%, 5/15/26	50,000	47,621
Progress Energy, Inc.
4.875%, 12/1/19	18,000	19,293
Public Service Co. of Colorado
3.200%, 11/15/20	45,000	46,341
Public Service Electric & Gas Co.
3.050%, 11/15/24	50,000	50,124
Southern California Edison Co.
1.250%, 11/1/17	28,000	27,978
3.500%, 10/1/23	50,000	51,710
Southern Co. (The)
2.350%, 7/1/21	650,000	636,573
2.950%, 7/1/23	25,000	24,684
Tampa Electric Co.
6.100%, 5/15/18	27,000	28,647
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§	136,000	137,854
Virginia Electric & Power Co.
4.450%, 2/15/44	39,000	40,639
4.200%, 5/15/45	81,000	82,151
Wisconsin Electric Power Co.
2.950%, 9/15/21	45,000	45,622
Xcel Energy, Inc.
3.350%, 12/1/26	100,000	100,000

		6,152,045

Gas Utilities (0.3%)
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	54,000	56,633
Dominion Gas Holdings LLC
3.600%, 12/15/24	100,000	100,347
Sabine Pass Liquefaction LLC
5.750%, 5/15/24	1,800,000	1,930,500

		2,087,480

Independent Power and Renewable Electricity Producers (0.1%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	45,000	48,663
NRG Energy, Inc.
7.625%, 1/15/18	104,000	109,980
PSEG Power LLC
5.125%, 4/15/20	36,000	38,541
3.000%, 6/15/21	300,000	299,499
TransAlta Corp.
4.500%, 11/15/22	27,000	26,494

		523,177

Multi-Utilities (0.1%)
Ameren Corp.
2.700%, 11/15/20	50,000	50,189

See Notes to Financial Statements.

1380

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Berkshire Hathaway Energy Co.
5.750%, 4/1/18		$36,000	$37,820
3.750%, 11/15/23		50,000	52,323
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18		36,000	37,823
7.125%, 12/1/18		36,000	39,528
Consumers Energy Co.
6.700%, 9/15/19		45,000	50,447
3.375%, 8/15/23		87,000	90,103
3.950%, 5/15/43		39,000	38,794
Dominion Resources, Inc.
4.104%, 4/1/21 (e)		40,000	41,621
2.750%, 9/15/22		45,000	44,288
5.750%, 10/1/54 (l)		50,000	51,063
DTE Energy Co.
2.400%, 12/1/19		35,000	35,131
3.500%, 6/1/24		144,000	144,589
NiSource Finance Corp.
6.400%, 3/15/18		26,000	27,381
Puget Sound Energy, Inc.
4.300%, 5/20/45		101,000	104,701
Sempra Energy
9.800%, 2/15/19		64,000	74,119
2.875%, 10/1/22		32,000	31,580
Southern Co. Gas Capital Corp.
3.500%, 9/15/21		45,000	46,237

			997,737

Total Utilities			9,760,439

Total Corporate Bonds			171,662,502

Foreign Government Securities (1.8%)
Canadian Government Bond
1.125%, 3/19/18		100,000	99,782
1.625%, 2/27/19		50,000	50,238
Deutsche Bundesrepublik Inflation Linked Bond
0.099%, 4/15/26 (m)	EUR	684,335	808,776
Export Development Canada
1.750%, 7/21/20		$75,000	74,664
1.500%, 5/26/21		100,000	97,419
Export-Import Bank of Korea
4.000%, 1/29/21		363,000	379,657
4.000%, 1/29/21		182,000	190,352
Hellenic Railways Organization SA
4.028%, 3/17/17	EUR	100,000	103,032
Japan Bank for International Cooperation
1.750%, 11/13/18		$200,000	199,440
2.375%, 4/20/26		200,000	190,699
2.250%, 11/4/26		50,000	46,930
Japan Finance Organization for Municipalities
2.125%, 4/13/21§		500,000	488,268
Korea Development Bank (The)
1.375%, 9/12/19		250,000	245,487
4.625%, 11/16/21		50,000	54,126
Korea Housing Finance Corp.
2.000%, 10/11/21§		800,000	770,161
Kreditanstalt fuer Wiederaufbau
1.000%, 1/26/18		100,000	99,660
0.875%, 4/19/18		200,000	199,433
4.500%, 7/16/18		91,000	95,381
1.125%, 8/6/18		$100,000	$99,828
1.000%, 9/7/18		100,000	99,522
1.125%, 11/16/18		100,000	99,596
1.500%, 2/6/19		125,000	125,148
4.875%, 6/17/19		91,000	98,013
4.000%, 1/27/20		91,000	97,197
1.875%, 6/30/20		125,000	125,469
2.750%, 9/8/20		57,000	58,978
2.750%, 10/1/20		100,000	103,338
1.500%, 6/15/21		100,000	97,572
2.000%, 11/30/21		150,000	149,013
2.625%, 1/25/22		91,000	92,703
2.125%, 1/17/23		118,000	116,674
2.500%, 11/20/24		125,000	124,854
Landwirtschaftliche Rentenbank
1.375%, 10/23/19		21,000	20,800
2.000%, 1/13/25		75,000	71,474
Oesterreichische Kontrollbank AG
1.625%, 3/12/19		50,000	49,896
1.500%, 10/21/20		75,000	73,421
Petroleos Mexicanos
3.500%, 7/23/20		75,000	73,594
6.875%, 8/4/26 (x)§		50,000	52,875
Province of Manitoba
2.050%, 11/30/20		100,000	99,967
Province of New Brunswick
2.750%, 6/15/18		45,000	45,728
Province of Ontario
2.000%, 9/27/18		50,000	50,366
4.000%, 10/7/19		136,000	143,642
4.400%, 4/14/20		45,000	48,400
2.450%, 6/29/22		45,000	44,792
3.200%, 5/16/24		162,000	166,278
Province of Quebec
3.500%, 7/29/20		91,000	95,602
2.625%, 2/13/23		102,000	101,815
2.500%, 4/20/26		50,000	47,943
Republic of Chile
3.125%, 1/21/26		100,000	98,875
Republic of Colombia
4.000%, 2/26/24 (x)		805,000	812,044
Republic of Hungary
4.000%, 3/25/19		100,000	103,385
6.375%, 3/29/21		100,000	111,589
5.375%, 3/25/24		160,000	173,962
Republic of Korea
7.125%, 4/16/19 (x)		91,000	101,717
Republic of Panama
3.750%, 3/16/25		200,000	198,500
Republic of Peru
7.125%, 3/30/19		36,000	40,005
7.350%, 7/21/25		200,000	257,250
Republic of Philippines
4.000%, 1/15/21		136,000	144,670
Republic of Poland
6.375%, 7/15/19		136,000	150,943
5.125%, 4/21/21		45,000	49,117
4.000%, 1/22/24		75,000	76,723
Republic of Slovenia
5.500%, 10/26/22 (m)		1,000,000	1,104,332
Republic of South Africa
4.665%, 1/17/24		100,000	100,000
4.875%, 4/14/26		200,000	199,000

See Notes to Financial Statements.

1381

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount		Value (Note 1)

Republic of Turkey
6.750%, 4/3/18		$236,000	$246,325
Republic of Uruguay
8.000%, 11/18/22 (x)		45,000	55,631
4.375%, 10/27/27		150,000	150,375
State of Israel
2.875%, 3/16/26		200,000	195,750
United Kingdom Gilt
1.750%, 9/7/22 (m)	GBP	10,795	14,088
United Mexican States
3.625%, 3/15/22		$192,000	192,480
4.000%, 10/2/23		1,421,000	1,424,553

Total Foreign Government Securities			12,869,317

Loan Participations (0.3%)
Financials (0.2%)
Diversified Financial Services (0.2%)
Delos Finance SARL, Term Loan
3.588%, 2/27/21		1,300,000	1,308,450

Total Financials			1,308,450

Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Avago Technologies, Term Loan B3
3.704%, 2/1/23		471,120	477,451

Total Information Technology			477,451

Total Loan Participations			1,785,901

Mortgage-Backed Securities (25.1%)
FHLMC
6.000%, 2/1/17		151	152
6.000%, 3/1/17		16	16
6.500%, 3/1/17		12	12
6.000%, 4/1/17		433	435
6.000%, 5/1/17		35	35
6.000%, 7/1/17		195	197
6.000%, 8/1/17		431	436
5.500%, 11/1/17		550	558
3.000%, 1/1/30		51,711	53,281
2.500%, 3/1/30		42,768	43,062
2.500%, 5/1/30		111,130	111,706
3.000%, 5/1/30		94,351	97,259
3.000%, 6/1/30		178,690	184,254
2.500%, 7/1/30		42,993	43,231
3.000%, 7/1/30		90,663	93,453
2.500%, 8/1/30		126,023	126,869
3.000%, 8/1/30		137,642	141,963
2.500%, 9/1/30		160,720	161,430
3.500%, 9/1/30		81,170	85,257
3.500%, 4/1/31		5,022	5,288
2.763%, 11/1/31 (l)		2,124	2,229
2.500%, 1/15/32 TBA		676,000	677,532
3.000%, 1/15/32 TBA		368,000	377,689
3.500%, 1/15/32 TBA		243,000	253,555
2.825%, 4/1/36 (l)		51,911	54,527
4.500%, 2/1/39		39,515	42,667
4.500%, 12/1/39		16,020	17,283
4.000%, 8/1/40		18,147	19,178
3.500%, 12/1/40		$75,637	$77,844
4.000%, 4/1/41		806	851
4.500%, 5/1/41		101,852	109,721
5.500%, 6/1/41		70,728	78,392
5.000%, 11/1/41		184,795	202,170
3.500%, 4/1/42		70,154	72,607
3.500%, 8/1/42		52,985	54,850
3.500%, 10/1/42		9,217	9,519
3.500%, 10/1/42		24,169	24,893
3.000%, 12/1/42		149,445	149,463
3.000%, 1/1/43		75,676	75,626
3.500%, 2/1/43		78,817	81,695
3.000%, 3/1/43		78,351	78,250
3.000%, 4/1/43		528,228	527,547
3.500%, 6/1/43		17,861	18,430
3.000%, 7/1/43		388,496	388,541
3.000%, 8/1/43		221,947	221,661
3.500%, 8/1/43		76,722	79,524
4.500%, 9/1/43		148,506	159,749
4.500%, 11/1/43		67,960	73,105
3.500%, 12/1/43		62,289	64,564
4.500%, 12/1/43		125,185	134,819
3.500%, 1/1/44		19,509	20,221
4.500%, 2/1/44		58,513	62,924
4.000%, 4/1/44		72,233	76,474
4.000%, 8/1/44		113,186	120,008
4.500%, 9/1/44		185,168	199,128
3.000%, 1/1/45		5,294,082	5,269,059
3.000%, 7/1/45		2,637,474	2,625,008
4.000%, 7/1/45		1,404,898	1,478,600
3.500%, 9/1/45		9,256	9,565
4.000%, 9/1/45		79,465	84,578
4.000%, 10/1/45		267,536	281,830
4.000%, 12/1/45		34,600	36,771
4.000%, 1/1/46		1,050,365	1,104,155
4.000%, 2/1/46		285,486	300,106
3.000%, 5/1/46		4,729,222	4,703,913
3.500%, 5/1/46		123,690	126,787
3.500%, 6/1/46		126,170	129,339
3.000%, 9/1/46		63,810	63,578
4.000%, 9/1/46		604,736	635,941
4.000%, 10/1/46		367,925	386,911
3.000%, 12/1/46		428,051	426,884
3.500%, 12/1/46		1,511,806	1,551,432
4.000%, 1/15/47 TBA		114,000	119,749
3.000%, 1/15/47 TBA		1,234,000	1,225,998
3.500%, 1/15/47 TBA		1,066,279	1,091,936
4.500%, 1/15/47 TBA		93,000	99,786
3.500%, 2/15/47 TBA		2,000,000	2,045,078
FNMA
5.500%, 2/1/17		51	51
5.500%, 6/1/17		89	89
4.000%, 4/1/23		710	745
5.000%, 2/1/24 (l)		128	137
4.000%, 9/1/25		36,840	38,854
4.000%, 1/1/26		69,677	73,466
4.000%, 4/1/26		21,146	22,375
2.500%, 5/1/26		40,000	38,551
3.500%, 7/1/26		252,208	263,932
4.000%, 7/1/26		84,162	88,738
4.000%, 8/1/26		52,962	55,825
2.732%, 1/1/28 (l)		16,370	16,965

See Notes to Financial Statements.

1382

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

3.500%, 10/1/28	$317,494	$332,649
3.500%, 2/1/29	67,636	70,865
3.500%, 3/1/29	59,040	61,831
3.000%, 4/1/29	68,749	70,911
3.500%, 4/1/29	142,542	149,391
3.000%, 5/1/29	74,568	76,959
3.000%, 6/1/29	71,986	74,249
3.500%, 7/1/29	81,225	85,089
3.500%, 8/1/29	222,143	232,816
3.000%, 9/1/29	115,193	118,841
3.500%, 9/1/29	76,856	80,645
3.500%, 12/1/29	292,711	306,729
3.000%, 1/1/30	321,647	331,861
3.500%, 1/1/30	34,023	35,594
3.000%, 3/1/30	64,305	66,387
2.500%, 4/1/30	45,205	45,509
3.000%, 4/1/30	55,439	57,200
2.500%, 5/1/30	22,534	22,689
3.000%, 5/1/30	32,066	33,105
2.500%, 7/1/30	19,943	20,077
3.000%, 7/1/30	113,749	117,403
3.500%, 7/1/30	26,839	28,103
2.500%, 8/1/30	161,365	162,159
3.000%, 8/1/30	438,776	452,725
3.500%, 8/1/30	59,012	61,990
2.500%, 9/1/30	87,361	87,886
3.000%, 9/1/30	124,021	128,049
2.500%, 11/1/30	181,379	182,259
3.500%, 2/1/31	5,986	6,297
3.000%, 3/1/31	101,525	104,718
3.500%, 3/1/31	12,537	13,191
2.500%, 6/1/31	47,774	48,095
2.500%, 7/1/31	145,027	146,001
4.000%, 8/1/31	16,673	17,646
2.500%, 10/1/31	327,202	329,156
2.500%, 11/1/31	260,564	262,208
2.500%, 1/25/32 TBA	7,000	7,016
4.500%, 1/25/32 TBA	279,000	285,147
1.940%, 3/1/33 (l)	20,301	20,579
6.000%, 2/1/34	44,408	50,458
5.500%, 5/1/34	206,403	231,073
6.000%, 8/1/34	24,479	27,751
3.000%, 9/1/34	3,337,122	3,398,780
3.500%, 12/1/34	3,016,868	3,146,617
5.000%, 2/1/35	266,901	293,280
5.500%, 2/1/35	128,271	143,628
6.000%, 4/1/35	395,170	448,644
5.500%, 12/1/35	70,767	79,227
2.711%, 1/1/36 (l)	317,648	334,444
4.000%, 1/1/36	74,126	78,431
3.000%, 10/1/36	6,436	6,521
3.000%, 11/1/36	64,034	64,877
3.000%, 12/1/36	328,834	333,162
6.000%, 2/1/38	19,112	21,779
6.000%, 3/1/38	6,757	7,722
6.000%, 5/1/38	21,977	25,133
6.000%, 10/1/38	6,808	7,732
6.000%, 12/1/38	8,883	10,114
4.000%, 5/1/39	944	998
4.000%, 6/1/39	20,184	21,336
5.000%, 6/1/39	671,678	737,051
4.000%, 7/1/39	30,566	32,300
4.500%, 7/1/39	$243,454	$263,605
6.000%, 7/1/39	29,422	33,002
5.500%, 9/1/39	66,015	73,852
6.500%, 5/1/40	184,091	210,967
4.000%, 7/1/40	67,703	71,567
4.500%, 7/1/40	62,145	67,075
4.000%, 8/1/40	122,705	129,707
4.500%, 8/1/40	103,073	111,250
4.000%, 9/1/40	121,863	128,745
4.000%, 10/1/40	382,465	404,904
4.000%, 11/1/40	21,450	22,661
2.766%, 12/1/40 (l)	6,473	6,735
4.000%, 12/1/40	1,558,348	1,646,567
4.000%, 1/1/41	30,437	32,032
4.000%, 4/1/41	10,784	11,393
5.500%, 4/1/41	13,191	14,740
4.500%, 5/1/41	3,757	4,065
3.396%, 6/1/41 (l)	48,685	51,060
4.500%, 7/1/41	10,449	11,271
4.500%, 7/1/41	2,935	3,166
5.000%, 7/1/41	360,782	394,943
5.000%, 8/1/41	11,427	12,509
3.525%, 9/1/41 (l)	33,909	35,846
4.000%, 9/1/41	295,961	312,574
4.500%, 9/1/41	43,793	47,486
4.000%, 10/1/41	17,017	17,972
4.500%, 10/1/41	116,775	125,967
4.000%, 12/1/41	69,123	73,619
4.000%, 2/1/42	64,528	68,130
3.500%, 4/1/42	9,036	9,328
3.500%, 5/1/42	2,903	2,997
4.000%, 5/1/42	131,461	138,800
3.500%, 6/1/42	8,049	8,311
4.000%, 6/1/42	37,187	39,251
3.500%, 7/1/42	6,536	6,749
4.000%, 7/1/42	238,924	254,182
3.000%, 8/1/42	295,471	295,714
4.000%, 8/1/42	20,447	21,588
4.500%, 8/1/42	36,321	39,168
3.500%, 9/1/42	73,372	75,657
4.000%, 9/1/42	36,598	38,629
4.500%, 9/1/42	164,866	178,152
4.500%, 9/1/42	57,186	61,848
3.500%, 10/1/42	58,436	60,255
3.500%, 10/1/42	81,137	84,132
3.000%, 12/1/42	81,719	81,748
4.000%, 12/1/42	150,680	159,903
3.000%, 1/1/43	162,068	162,221
4.000%, 1/1/43	58,643	61,934
3.000%, 2/1/43	314,759	315,213
3.500%, 2/1/43	70,167	72,592
3.000%, 3/1/43	627,633	627,230
3.500%, 3/1/43	75,929	78,554
3.000%, 4/1/43	441,800	441,720
3.000%, 5/1/43	590,633	591,277
3.000%, 6/1/43	106,270	106,457
3.500%, 6/1/43	74,045	76,605
3.000%, 7/1/43	777,591	778,715
3.500%, 7/1/43	162,603	168,424
3.500%, 8/1/43	221,813	229,553
4.500%, 9/1/43	269,781	291,138
4.000%, 10/1/43	44,253	46,724

See Notes to Financial Statements.

1383

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

3.500%, 12/1/43	$76,498	$79,333
4.500%, 12/1/43	62,550	67,414
5.000%, 12/1/43	503,690	552,093
4.500%, 1/1/44	137,965	149,357
4.500%, 4/1/44	636,413	686,506
3.500%, 6/1/44	588,420	606,739
3.500%, 7/1/44	66,181	68,324
4.000%, 8/1/44	647,983	689,722
3.000%, 10/1/44	3,208,546	3,203,658
4.000%, 10/1/44	72,272	76,904
3.500%, 12/1/44	2,142,076	2,170,610
4.000%, 12/1/44	204,986	217,928
4.000%, 1/1/45	90,748	96,594
3.500%, 2/1/45	5,433,900	5,506,281
4.000%, 2/1/45	58,376	61,845
3.000%, 4/1/45	3,464,321	3,414,657
3.000%, 5/1/45	4,677,647	4,610,589
4.000%, 10/1/45	769,282	814,928
4.500%, 10/1/45	153,461	167,279
4.000%, 11/1/45	579,892	614,325
4.500%, 11/1/45	283,560	309,792
4.000%, 12/1/45	276,851	293,648
4.000%, 1/1/46	153,023	161,710
4.000%, 2/1/46	97,173	102,977
3.500%, 4/1/46	10,932	11,290
3.500%, 4/1/46	440,186	451,586
3.000%, 6/1/46	67,988	67,894
3.500%, 6/1/46	816,956	838,114
4.000%, 6/1/46	8,751	9,276
3.500%, 7/1/46	584,147	599,321
3.000%, 8/1/46	4,723	4,719
3.000%, 9/1/46	149,672	149,306
3.000%, 9/1/46	108,603	108,418
3.000%, 10/1/46	324,357	323,419
3.500%, 10/1/46	106,540	109,507
4.000%, 10/1/46	3,208	3,401
3.000%, 11/1/46	240,717	240,140
4.000%, 11/1/46	107,359	113,829
3.000%, 12/1/46	184,896	184,441
3.500%, 12/1/46	1,034,722	1,063,510
3.000%, 1/1/47	21,000	20,971
3.500%, 1/1/47	919,565	944,314
3.500%, 1/25/47 TBA	8,000,000	8,200,001
4.500%, 1/25/47 TBA	5,000,000	5,375,000
5.500%, 1/25/47 TBA	178,000	197,747
3.000%, 2/25/47 TBA	20,000,000	19,853,907
3.500%, 2/25/47 TBA	21,800,000	22,311,791
4.000%, 2/25/47 TBA	17,000,000	17,847,346
4.500%, 2/25/47 TBA	1,500,000	1,610,684
GNMA
2.125%, 7/20/27 (l)	1,092	1,117
5.500%, 4/15/33	1,692	1,937
5.000%, 12/15/38	11,924	13,438
5.000%, 7/15/39	38,530	42,551
5.000%, 10/20/39	13,494	14,844
4.500%, 12/20/39	5,315	5,765
4.500%, 1/20/40	6,524	7,037
4.500%, 2/20/40	5,219	5,661
4.500%, 5/20/40	478	518
4.500%, 8/20/40	12,833	13,919
4.000%, 10/20/40	67,428	71,940
4.000%, 11/20/40	$209,140	$223,135
5.000%, 12/15/40	45,022	49,722
4.000%, 12/20/40	94,352	100,666
4.000%, 1/15/41	86,508	92,338
4.000%, 1/20/41	69,337	74,009
4.000%, 3/15/41	61,339	65,473
4.500%, 5/20/41	432,594	469,077
4.500%, 6/20/41	43,411	46,796
4.500%, 7/20/41	29,553	31,857
4.500%, 11/20/41	73,323	79,040
3.500%, 12/20/41	235,609	246,304
4.500%, 2/15/42	395,992	428,274
3.500%, 9/20/42	38,912	40,679
3.500%, 1/20/43	37,422	39,121
5.000%, 7/20/44	5,570	5,988
4.000%, 10/20/44	2,508	2,669
4.500%, 10/20/44	93,887	100,298
4.500%, 11/20/44	143,869	153,693
3.500%, 1/20/45	2,430,347	2,483,700
3.000%, 7/15/45	898,198	909,145
3.500%, 10/20/46	129,495	135,086
3.000%, 1/15/47 TBA	3,633,000	3,679,547
3.000%, 1/15/47 TBA	309,000	312,380
3.500%, 1/15/47 TBA	5,425,000	5,641,950
4.000%, 1/15/47 TBA	1,393,000	1,479,408
4.000%, 1/15/47 TBA	238,000	252,773
5.500%, 1/15/47 TBA	250,000	279,297
4.000%, 2/15/47 TBA	1,000,000	1,060,508

Total Mortgage-Backed Securities		178,404,929

Municipal Bonds (1.9%)
City of Chicago Taxable General Obligation Bonds, Series 2015B 5.633%, 1/1/20	300,000	300,666
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2011EE 5.375%, 6/15/43	230,000	256,245
5.500%, 6/15/43	270,000	303,702
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	45,000	58,212
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B 4.075%, 11/1/20	290,000	306,159
4.325%, 11/1/21	470,000	508,169
4.525%, 11/1/22	655,000	707,766
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	45,000	56,104
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	34,970

See Notes to Financial Statements.

1384

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.591%, 8/1/20	$1,340,000	$1,483,313
5.841%, 8/1/21	145,000	168,096
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	60,000	80,520
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010C 6.628%, 7/1/40	255,000	287,615
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds, Series 2009B 6.249%, 12/1/34	145,000	158,716
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.995%, 7/1/20	50,000	51,303
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	35,000	43,407
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	45,000	59,758
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B 6.875%, 12/15/39	1,595,000	1,711,019
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	56,000	80,875
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	40,000	44,949
Northern California Power Agency, Lodi Energy Center, Revenue Bonds, Series 2010B 7.311%, 6/1/40	750,000	939,495
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	622,695
5.435%, 5/15/23	715,000	824,259
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	1,485,000	1,812,352
7.043%, 4/1/50	45,000	63,778
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	$75,000	$72,884
State of California, Various Purposes, General Obligation Bonds, Series 2009 6.200%, 3/1/19	36,000	39,273
6.200%, 10/1/19	36,000	39,992
7.550%, 4/1/39	600,000	887,791
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	200,000	176,764
State of Illinois, General Obligation Bonds, Series 2011 5.665%, 3/1/18	55,000	56,911
State of Illinois, Revenue Bonds, Series 2009A 6.184%, 1/1/34	363,000	454,142
State of Iowa IJOBS Program, Revenue Bonds, Series 2009B 6.750%, 6/1/34	655,000	723,572
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	53,668
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/2112	45,000	43,493

Total Municipal Bonds		13,512,633

Supranational (0.7%)
African Development Bank
0.875%, 3/15/18	100,000	99,406
1.125%, 9/20/19	125,000	123,095
Asian Development Bank
0.875%, 4/26/18	150,000	149,102
1.750%, 9/11/18	100,000	100,793
1.875%, 10/23/18	45,000	45,330
1.375%, 3/23/20	27,000	26,624
2.125%, 11/24/21	50,000	49,732
1.875%, 2/18/22	100,000	97,998
Corp. Andina de Fomento 8.125%, 6/4/19	45,000	50,400
Council of Europe Development Bank
1.000%, 3/7/18	64,000	63,682
European Bank for Reconstruction & Development
1.625%, 4/10/18	50,000	50,179
1.000%, 6/15/18	36,000	35,811
1.500%, 3/16/20	27,000	26,714
1.125%, 8/24/20	100,000	97,416
European Investment Bank
1.000%, 6/15/18	136,000	135,143
1.875%, 3/15/19	75,000	75,399

See Notes to Financial Statements.

1385

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

1.250%, 5/15/19	$100,000	$99,007
1.750%, 6/17/19	125,000	125,111
1.250%, 12/16/19	200,000	196,476
1.625%, 3/16/20	100,000	99,313
1.375%, 6/15/20	100,000	98,004
2.875%, 9/15/20	91,000	93,675
4.000%, 2/16/21	91,000	97,576
2.000%, 3/15/21	125,000	124,099
2.500%, 4/15/21	50,000	50,620
3.250%, 1/29/24	50,000	52,167
1.875%, 2/10/25	100,000	94,245
2.125%, 4/13/26	75,000	71,249
Inter-American Development Bank
1.125%, 8/28/18	75,000	74,654
4.250%, 9/10/18	136,000	142,382
1.375%, 7/15/20	91,000	89,393
2.125%, 11/9/20	50,000	50,426
1.875%, 3/15/21	100,000	99,257
1.750%, 4/14/22	100,000	97,518
3.000%, 2/21/24	75,000	77,384
2.125%, 1/15/25	100,000	96,753
International Bank for Reconstruction & Development
1.375%, 4/10/18	50,000	50,013
1.000%, 6/15/18	75,000	74,602
0.875%, 7/19/18	200,000	198,394
1.875%, 3/15/19	75,000	75,545
1.250%, 7/26/19	100,000	99,065
1.875%, 10/7/19	125,000	125,698
2.125%, 11/1/20	75,000	76,417
1.625%, 3/9/21	100,000	98,322
1.375%, 5/24/21	75,000	72,789
2.250%, 6/24/21	125,000	125,777
1.375%, 9/20/21	100,000	96,534
2.125%, 2/13/23	68,000	67,106
1.750%, 4/19/23	100,000	96,298
2.500%, 7/29/25	75,000	74,245
International Finance Corp.
0.875%, 6/15/18	45,000	44,694
1.625%, 7/16/20	100,000	99,343
1.125%, 7/20/21	100,000	95,621
Nordic Investment Bank
1.125%, 3/19/18	200,000	199,526

Total Supranational		4,926,122

U.S. Government Agency Securities (0.9%)
FFCB
1.100%, 3/14/18	100,000	100,174
0.750%, 4/18/18	100,000	99,398
0.875%, 9/20/18	100,000	99,492
1.620%, 4/20/21	150,000	148,304
FHLB
5.250%, 6/5/17	2,000	2,038
0.875%, 3/19/18	100,000	99,723
1.250%, 1/16/19	200,000	199,789
1.125%, 6/21/19	275,000	273,383
0.875%, 8/5/19	250,000	246,432
1.000%, 9/26/19	100,000	98,796
1.375%, 11/15/19	185,000	184,389
4.125%, 3/13/20	271,000	292,588
1.830%, 7/29/20	75,000	75,218
1.375%, 2/18/21	$100,000	$98,114
2.875%, 9/13/24	75,000	77,165
FHLMC
0.750%, 1/12/18	91,000	90,717
1.050%, 2/26/18	100,000	100,031
0.875%, 3/7/18	82,000	81,752
0.750%, 4/9/18	100,000	99,481
1.000%, 5/11/18	100,000	99,886
1.050%, 5/17/18	100,000	99,909
4.875%, 6/13/18	148,000	155,987
1.000%, 6/29/18	100,000	99,894
1.000%, 8/15/18	100,000	99,822
3.750%, 3/27/19	61,000	64,214
1.750%, 5/30/19	261,000	263,407
2.000%, 7/30/19	36,000	36,504
1.300%, 8/28/19	100,000	99,469
1.250%, 10/2/19	136,000	135,278
1.375%, 5/1/20	91,000	90,353
2.375%, 1/13/22	180,000	182,875
FNMA
0.875%, 2/8/18	182,000	181,463
1.875%, 9/18/18	100,000	101,130
1.625%, 11/27/18	75,000	75,607
1.750%, 1/30/19	36,000	36,324
1.625%, 2/22/19	75,000	75,022
1.000%, 2/26/19	250,000	248,326
1.300%, 4/29/19	125,000	124,396
0.875%, 8/2/19	150,000	147,979
1.000%, 10/24/19	200,000	197,287
1.400%, 11/25/19	100,000	99,695
1.750%, 11/26/19	100,000	100,643
1.500%, 6/22/20	125,000	124,477
1.500%, 11/30/20	100,000	99,037
1.875%, 12/28/20	100,000	100,374
1.250%, 8/17/21	100,000	96,756
1.375%, 10/7/21	100,000	97,231
2.625%, 9/6/24	82,000	82,802
2.125%, 4/24/26	110,000	104,145
1.875%, 9/24/26	100,000	92,050
Resolution Funding Corp. (Zero Coupon), 7/15/18 STRIPS	27,000	26,441
Tennessee Valley Authority
3.875%, 2/15/21	91,000	97,885
2.875%, 9/15/24	50,000	51,256

Total U.S. Government Agency Securities		6,254,908

U.S. Treasury Obligations (26.9%)
U.S. Treasury Bonds
8.500%, 2/15/20	546,000	661,940
7.875%, 2/15/21	91,000	112,849
2.000%, 1/15/26 TIPS	1,517,894	1,709,913
2.375%, 1/15/27 TIPS	1,424,979	1,669,299
1.750%, 1/15/28 TIPS	5,138,139	5,738,007
2.500%, 1/15/29 TIPS	2,751,900	3,320,367
3.875%, 4/15/29 TIPS	602,435	824,113
4.375%, 11/15/39	700,000	863,871
4.625%, 2/15/40	100,000	127,781
4.375%, 5/15/40	200,000	247,004
3.000%, 5/15/42	300,000	297,516
3.625%, 8/15/43	400,000	443,633
3.750%, 11/15/43	300,000	340,230
3.625%, 2/15/44	200,000	221,719

See Notes to Financial Statements.

1386

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

0.750%, 2/15/45 TIPS	$307,959	$289,875
3.000%, 5/15/45	300,000	296,021
2.875%, 8/15/45	1,300,000	1,251,021
1.000%, 2/15/46 TIPS	1,428,266	1,434,040
2.500%, 5/15/46	1,338,600	1,189,628
2.250%, 8/15/46	2,006,500	1,687,341
2.875%, 11/15/46	98,000	94,624
U.S. Treasury Notes
0.875%, 1/15/18	400,000	399,696
0.750%, 1/31/18	850,000	848,207
0.875%, 1/31/18	578,000	577,500
1.000%, 2/15/18	800,000	800,281
3.500%, 2/15/18	546,000	561,164
0.750%, 2/28/18	364,000	363,053
1.000%, 3/15/18	400,000	400,168
0.750%, 3/31/18	455,000	453,669
0.875%, 3/31/18	650,000	649,165
0.750%, 4/15/18	750,000	747,664
0.625%, 4/30/18	364,000	362,198
2.625%, 4/30/18	227,000	231,773
0.750%, 4/30/18	1,100,000	1,096,358
1.000%, 5/15/18	400,000	399,861
0.875%, 5/31/18	200,000	199,611
1.000%, 5/31/18	546,000	545,765
2.375%, 5/31/18	364,000	370,727
1.125%, 6/15/18	500,000	500,530
0.625%, 6/30/18	900,000	894,340
1.375%, 6/30/18	562,000	564,590
0.875%, 7/15/18	300,000	299,027
0.750%, 7/31/18	300,000	298,374
1.375%, 7/31/18	500,000	502,271
2.250%, 7/31/18	182,000	185,292
1.000%, 8/15/18	400,000	399,422
4.000%, 8/15/18	328,000	343,401
0.750%, 8/31/18	400,000	397,533
1.500%, 8/31/18	750,000	754,636
1.000%, 9/15/18	400,000	399,105
0.750%, 9/30/18	5,255,500	5,220,291
1.375%, 9/30/18	601,000	603,216
0.875%, 10/15/18	450,000	447,840
0.750%, 10/31/18	5,222,600	5,184,883
1.250%, 10/31/18	1,000,000	1,001,553
1.250%, 11/15/18	500,000	500,742
3.750%, 11/15/18	728,000	762,537
1.000%, 11/30/18 (z)	6,169,800	6,149,856
1.250%, 11/30/18	500,000	500,630
1.250%, 12/15/18	400,000	400,391
1.375%, 12/31/18	546,000	547,712
1.500%, 12/31/18	175,000	175,998
1.125%, 1/15/19	325,000	324,387
1.250%, 1/31/19	364,000	364,146
1.500%, 1/31/19	375,000	377,021
0.750%, 2/15/19	400,000	395,996
2.750%, 2/15/19	786,000	810,539
1.500%, 2/28/19	500,000	502,695
1.000%, 3/15/19	400,000	397,863
1.500%, 3/31/19	225,000	226,123
1.625%, 3/31/19	400,000	403,125
0.875%, 4/15/19	600,000	594,574
1.250%, 4/30/19	273,000	272,776
1.625%, 4/30/19	500,000	503,862
1.500%, 5/31/19	$850,000	$853,827
0.875%, 6/15/19	400,000	395,785
1.000%, 6/30/19	546,000	541,686
1.625%, 6/30/19	500,000	503,721
0.750%, 7/15/19	250,000	246,350
1.625%, 7/31/19	500,000	503,438
0.750%, 8/15/19	400,000	393,828
1.000%, 8/31/19	364,000	360,559
1.625%, 8/31/19	600,000	604,078
0.875%, 9/15/19	425,000	419,443
1.000%, 9/30/19	546,000	540,209
1.750%, 9/30/19	550,000	555,334
1.000%, 10/15/19	5,167,000	5,111,899
1.250%, 10/31/19	546,000	543,627
1.500%, 10/31/19	600,000	601,365
1.000%, 11/15/19 (z)	4,978,000	4,917,817
3.375%, 11/15/19	915,000	965,191
1.500%, 11/30/19	625,000	626,160
1.375%, 12/15/19	3,457,000	3,448,459
1.125%, 12/31/19	546,000	540,604
1.625%, 12/31/19	250,000	251,209
1.250%, 1/31/20	750,000	744,368
1.375%, 1/31/20	546,000	543,921
3.625%, 2/15/20	1,230,000	1,308,593
1.250%, 2/29/20	546,000	541,558
1.375%, 2/29/20	525,000	522,416
1.125%, 3/31/20	364,000	359,255
1.375%, 3/31/20	600,000	596,777
0.125%, 4/15/20 TIPS	6,131,446	6,195,634
1.125%, 4/30/20	282,000	278,078
1.375%, 4/30/20	500,000	496,724
3.500%, 5/15/20	700,000	743,859
1.375%, 5/31/20	400,000	397,438
1.500%, 5/31/20	600,000	598,119
1.625%, 6/30/20	550,000	550,183
1.625%, 7/31/20	600,000	599,555
2.625%, 8/15/20	989,000	1,022,379
1.375%, 8/31/20	425,000	420,509
2.125%, 8/31/20	500,000	507,969
1.375%, 9/30/20	500,000	494,258
2.000%, 9/30/20	375,000	379,211
1.375%, 10/31/20	650,000	641,926
1.750%, 10/31/20	350,000	350,680
2.625%, 11/15/20	911,000	941,328
1.625%, 11/30/20	500,000	497,964
2.000%, 11/30/20	300,000	303,062
1.750%, 12/31/20	450,000	449,833
2.375%, 12/31/20	500,000	512,168
1.375%, 1/31/21	600,000	590,449
2.125%, 1/31/21	375,000	379,959
3.625%, 2/15/21	500,000	536,597
1.125%, 2/28/21	750,000	729,778
2.000%, 2/28/21	500,000	503,936
1.250%, 3/31/21	550,000	537,271
2.250%, 3/31/21	250,000	254,521
1.375%, 4/30/21	600,000	588,586
2.250%, 4/30/21	700,000	712,229
3.125%, 5/15/21	636,000	669,968
2.000%, 5/31/21	550,000	553,276
1.375%, 5/31/21	675,000	661,665
1.125%, 6/30/21	650,000	629,154

See Notes to Financial Statements.

1387

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

2.125%, 6/30/21	$550,000	$555,790
1.125%, 7/31/21	450,000	434,962
2.250%, 7/31/21	450,000	457,009
2.125%, 8/15/21	452,000	456,233
1.125%, 8/31/21	700,000	676,348
2.000%, 8/31/21	400,000	401,555
1.125%, 9/30/21	5,736,500	5,533,257
2.125%, 9/30/21	400,000	403,496
1.250%, 10/31/21#(x)	5,588,200	5,418,970
2.000%, 10/31/21	400,000	401,094
2.000%, 11/15/21	637,000	638,648
1.750%, 11/30/21	4,099,800	4,069,492
1.875%, 11/30/21	550,000	548,448
2.000%, 12/31/21	500,000	501,734
2.125%, 12/31/21	500,000	504,209
1.500%, 1/31/22	475,000	464,243
2.000%, 2/15/22	452,000	452,680
1.750%, 2/28/22	475,000	469,285
1.750%, 3/31/22	500,000	493,374
1.750%, 4/30/22	450,000	443,804
1.750%, 5/15/22	478,000	471,017
1.875%, 5/31/22	500,000	495,977
2.125%, 6/30/22	400,000	401,371
2.000%, 7/31/22	500,000	498,145
1.625%, 8/15/22	378,000	368,716
1.875%, 8/31/22	500,000	494,155
1.750%, 9/30/22	500,000	490,483
1.875%, 10/31/22	500,000	493,355
1.625%, 11/15/22	650,000	632,658
2.000%, 11/30/22	500,000	496,719
2.125%, 12/31/22	500,000	499,727
1.750%, 1/31/23	450,000	439,730
2.000%, 2/15/23	900,000	892,661
1.500%, 2/28/23	500,000	480,938
1.500%, 3/31/23	300,000	288,352
1.625%, 4/30/23	500,000	483,711
1.750%, 5/15/23	1,033,000	1,006,207
1.625%, 5/31/23	400,000	386,500
1.375%, 6/30/23	400,000	380,023
1.250%, 7/31/23	500,000	470,762
2.500%, 8/15/23	775,000	788,858
1.375%, 8/31/23	350,000	331,687
1.375%, 9/30/23	3,774,000	3,574,686
1.625%, 10/31/23	3,899,000	3,752,064
2.750%, 11/15/23	1,000,000	1,033,037
2.125%, 11/30/23	2,615,000	2,598,452
2.250%, 12/31/23	450,000	450,225
2.750%, 2/15/24	837,000	864,709
2.500%, 5/15/24	1,137,000	1,154,322
0.125%, 7/15/24 TIPS	10,821,765	10,634,814
2.375%, 8/15/24	1,100,000	1,105,339
2.250%, 11/15/24	1,100,000	1,093,426
0.250%, 1/15/25 TIPS	102,058	100,379
2.000%, 2/15/25	1,150,000	1,119,453
2.125%, 5/15/25	1,125,000	1,103,115
0.375%, 7/15/25 TIPS	611,604	608,265
2.000%, 8/15/25	1,125,000	1,089,943
2.250%, 11/15/25	1,100,000	1,086,089
1.625%, 2/15/26	1,200,000	1,121,309
1.625%, 5/15/26	2,844,000	2,652,058
1.500%, 8/15/26	$2,510,000	$2,308,906
2.000%, 11/15/26 (x)	3,244,800	3,122,613

Total U.S. Treasury Obligations		190,494,259

Total Long-Term Debt Securities (107.6%) (Cost $783,526,025)		764,784,444

SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.6%)
Bank of Tokyo-Mitsubishi UFJ Ltd. 1.53%, 8/17/17 (l)(p)	460,000	460,629
BNP Paribas SA 1.42%, 8/17/17 (p)	230,000	230,151
Cooperatieve Rabobank UA 1.41%, 8/16/17 (l)(p)	460,000	460,660
Credit Industriel et Commercial 1.51%, 8/16/17 (l)(p)	460,000	461,278
Credit Suisse AG 1.68%, 8/16/17 (l)(p)	230,000	230,426
1.71%, 8/24/17 (l)(p)	230,000	230,429
Norinchukin Bank 0.82%, 2/22/17 (p)	230,000	230,128
Skandinaviska Enskilda Banken AB 1.39%, 8/17/17 (l)(p)	460,000	460,263
Sumitomo Mitsui Banking Corp. 1.53%, 8/18/17 (l)(p)	235,000	235,306
Sumitomo Mitsui Trust Bank Ltd. 1.40%, 8/16/17 (p)	460,000	460,361
Swedbank AB 1.13%, 8/18/17 (p)	230,000	230,360
Toronto-Dominion Bank (The) 1.41%, 8/15/17 (l)(p)	450,000	450,199

Total Certificates of Deposit		4,140,190

Commercial Paper (0.5%)
AutoNation, Inc. 1.30%, 1/9/17 (n)(p)	800,000	799,741
BPCE SA 1.37%, 8/14/17 (n)(p)	450,000	446,172
Credit Suisse AG 1.24%, 7/3/17 (n)(p)	1,000,000	993,696
Energy Transfer Partners LP 0.89%, 1/10/17 (n)(p)	800,000	799,802
Mizuho Bank Ltd. 1.45%, 8/16/17 (n)(p)	450,000	445,905
NiSource Finance Corp. 0.99%, 1/23/17 (n)(p)	300,000	299,811

Total Commercial Paper		3,785,127

	Number of Shares	Value (Note 1)
Investment Company (1.9%)
JPMorgan Prime Money Market Fund, IM Shares	13,250,989	13,254,965

See Notes to Financial Statements.

1388

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Repurchase Agreements (1.4%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $250,014, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $255,000. (xx)	$250,000	$250,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $500,039, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $510,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,500,175, collateralized by various Common Stocks; total market value $1,667,333. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,500,175, collateralized by various Common Stocks; total market value $1,667,333. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $500,053, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $510,002. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,403,594, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,431,587. (xx)	1,403,517	1,403,517
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $500,026, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $510,006. (xx)	500,000	500,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	$600,000	$600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $500,033, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $510,034. (xx)	500,000	500,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		10,253,517

U.S. Government Agency Securities (1.3%)
FHLB
0.32%, 1/12/17 (o)(p)	200,000	199,979
0.38%, 1/23/17 (o)(p)	4,300,000	4,298,966
0.38%, 1/27/17 (o)(p)	1,000,000	999,712
0.39%, 2/1/17 (o)(p)	3,200,000	3,198,885
0.42%, 2/9/17 (o)(p)	200,000	199,907
0.42%, 2/10/17 (o)(p)	500,000	499,762

Total U.S. Government Agency Securities		9,397,211

See Notes to Financial Statements.

1389

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills
0.45%, 2/23/17 (p)(w)	$550,000	$549,630

Total Short-Term Investments (5.8%) (Cost $41,371,771)		41,380,640

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
10 Year U.S. Treasury Notes March 2017 @ $94.00*	50	350
5 Year U.S. Treasury Notes March 2017 @ $90.00*	116	—
March 2017 @ $92.00*	6	—
March 2017 @ $93.50*	123	—
Euro-Bund February 2017 @ EUR 144.00*	10	105
February 2017 @ EUR 144.50*	8	84

Total Options Purchased (0.0%) (Cost $2,728)		539

Total Investments Before Securities Sold Short (113.4%) (Cost $824,900,524)		806,165,623

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Securities (-1.2%)
FHLMC
4.000%, 2/15/47 TBA	$(2,513,012)	(2,636,012)
FNMA
3.500%, 1/25/32 TBA	(1,045,000)	(1,088,759)
3.000%, 1/25/32 TBA	(188,000)	(192,950)
3.500%, 1/25/47 TBA	(295,000)	(302,375)
4.000%, 1/25/47 TBA	(898,000)	(944,023)
4.500%, 1/25/47 TBA	(279,000)	(299,925)
3.000%, 1/25/47 TBA	(791,000)	(786,427)
5.000%, 1/25/47 TBA	(428,000)	(466,052)
6.000%, 1/25/47 TBA	(38,000)	(42,940)
4.000%, 2/25/47 TBA	(762,000)	(799,981)
4.500%, 2/25/47 TBA	(482,000)	(517,566)
GNMA
4.500%, 1/15/47 TBA	(178,000)	(190,015)

Total Securities Sold Short (-1.2%) (Proceeds Received $8,236,086)		(8,267,025)

Total Investments after Securities Sold Short (112.2%) (Cost $816,664,438)		797,898,598
Other Assets Less Liabilities (-12.2%)		(87,025,117)

Net Assets (100%)		$710,873,481

*	Non-income producing.
†	Securities (totaling $468,993 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $83,067,164 or 11.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $290,915.
(b)	Rule 144A Illiquid Security. At December 31, 2016, the market value of these securities amounted to $6,423,111 or 0.9% of net assets.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $9,284,708 or 1.3% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2016.
(p)	Yield to maturity.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $549,630.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $10,064,662. This was secured by cash collateral of $10,253,517 which was subsequently invested in joint repurchase agreements with a total value of $10,253,517, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

CLO	—	Collateralized Loan Obligation
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
IO	—	Interest Only
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

See Notes to Financial Statements.

1390

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	90	March-17	$11,153,250	$11,185,313	$32,063
5 Year U.S. Treasury Notes	414	March-17	48,796,781	48,712,923	(83,858)
90 Day Eurodollar	2	December-17	491,878	492,400	522
Euro-Bund	76	March-17	12,941,989	13,132,230	190,241
U.S. Long Bond	27	March-17	4,067,171	4,067,719	548
U.S. Ultra Bond	3	March-17	480,106	480,750	644

					$140,160

Sales
10 Year Canadian Bond	19	March-17	$1,968,441	$1,946,203	$22,238
10 Year Japanese Government Bond	4	March-17	5,142,036	5,141,904	132
10 Year U.S. Treasury Notes	30	March-17	3,738,540	3,728,438	10,102
2 Year U.S. Treasury Notes	13	March-17	2,818,561	2,816,938	1,623
5 Year U.S. Treasury Notes	31	March-17	3,631,458	3,647,586	(16,128)
90 Day Euro Euribor	20	December-17	5,276,652	5,277,198	(546)
90 Day Euro Euribor	17	March-18	4,484,261	4,484,723	(462)
90 Day Eurodollar	66	September-17	16,344,125	16,276,425	67,700
90 Day Eurodollar	51	December-17	12,616,181	12,556,200	59,981
90 Day Eurodollar	5	September-18	1,228,494	1,226,563	1,931
90 Day Eurodollar	2	December-18	489,272	490,000	(728)
Euro-Bund	35	March-17	5,968,901	6,047,737	(78,836)
Euro-OAT	90	March-17	14,224,792	14,383,199	(158,407)
Long Gilt	46	March-17	7,013,074	7,133,353	(120,279)
U.S. Long Bond	15	March-17	2,235,430	2,259,844	(24,414)

					$(236,093)

					$(95,933)

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	6,446	$1,980,490	$1,881,794	$98,696
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	7,749	2,380,821	2,358,861	21,960
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Bank of America	1,515	465,388	449,000	16,388
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Deutsche Bank AG	1,515	461,214	447,997	13,217
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Deutsche Bank AG	6,446	1,962,721	1,879,900	82,821
British Pound vs. U.S. Dollar, expiring 1/6/17	Barclays Bank plc	655	807,283	816,503	(9,220)
British Pound vs. U.S. Dollar, expiring 1/6/17	HSBC Bank plc	575	708,683	712,073	(3,390)
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	434	534,902	549,606	(14,704)
British Pound vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	524	645,826	652,828	(7,002)
Danish Krone vs. U.S. Dollar, expiring 4/3/17	JPMorgan Chase Bank	39	5,511	5,884	(373)
European Union Euro vs. U.S. Dollar, expiring 1/6/17	Bank of America	3,580	3,769,050	3,723,200	45,850
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	Bank of America	22,800	195,511	201,815	(6,304)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	HSBC Bank plc	27,500	235,814	250,517	(14,703)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	HSBC Bank plc	137,600	1,179,925	1,210,486	(30,561)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	Goldman Sachs & Co.	21,900	187,793	186,916	877
Korean Won vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	168,675	139,655	141,470	(1,815)
Korean Won vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	529,292	438,228	452,000	(13,772)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	278,238	230,368	237,000	(6,632)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	887,654	734,934	755,000	(20,066)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Barclays Bank plc	302,931	250,812	257,629	(6,817)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	192,348	159,255	163,000	(3,745)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	176,099	145,802	154,000	(8,198)

See Notes to Financial Statements.

1391

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	244,902	$202,767	$207,000	$(4,233)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	1,129,225	934,944	961,000	(26,056)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	153,617	127,188	130,000	(2,812)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	299,316	247,820	255,000	(7,180)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	665,226	550,775	582,306	(31,531)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	300,635	248,911	263,928	(15,017)
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	292,454	242,138	256,000	(13,862)
Korean Won vs. U.S. Dollar, expiring 1/17/17	Goldman Sachs & Co.	524,844	434,545	462,000	(27,455)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	Bank of America	707	157,549	162,000	(4,451)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	Bank of America	740	164,963	165,194	(231)
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	157	34,944	36,000	(1,056)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Goldman Sachs & Co.	29,743	1,426,414	1,444,221	(17,807)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	29,059	1,393,610	1,548,108	(154,498)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	11,663	559,333	604,786	(45,453)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	JPMorgan Chase Bank	19,289	925,061	931,168	(6,107)
New Zealand Dollar vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	621	430,821	433,673	(2,852)
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Bank of America	13,783	222,368	211,000	11,368
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	JPMorgan Chase Bank	50,857	820,523	767,445	53,078
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	890	614,674	632,000	(17,326)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	381	263,066	268,999	(5,933)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	288	198,853	202,058	(3,205)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Goldman Sachs & Co.	2,816	1,944,301	1,944,040	261
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	HSBC Bank plc	182	179,240	180,944	(1,704)
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	HSBC Bank plc	616	606,658	614,502	(7,844)
Taiwan Dollar vs. U.S. Dollar, expiring 1/3/17	Bank of America	10,527	326,625	331,000	(4,375)
Taiwan Dollar vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	21,070	653,889	657,000	(3,111)

					$(206,885)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	6,446	$1,896,410	$1,980,488	$(84,078)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	498	149,000	152,910	(3,910)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Deutsche Bank AG	1,515	452,014	465,388	(13,374)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	JPMorgan Chase Bank	2,155	643,000	662,223	(19,223)
Brazilian Real vs. U.S. Dollar, expiring 1/4/17	Goldman Sachs & Co.	5,096	1,511,000	1,565,689	(54,689)
Brazilian Real vs. U.S. Dollar, expiring 2/2/17	Bank of America	7,749	2,338,290	2,359,463	(21,173)
British Pound vs. U.S. Dollar, expiring 1/6/17	Bank of America	806	1,017,490	993,389	24,101
British Pound vs. U.S. Dollar, expiring 1/6/17	HSBC Bank plc	56	71,115	69,020	2,095
British Pound vs. U.S. Dollar, expiring 1/6/17	Goldman Sachs & Co.	4,875	6,074,250	6,008,403	65,847
Danish Krone vs. U.S. Dollar, expiring 4/3/17	Bank of America	31,551	4,964,851	4,489,868	474,983
European Union Euro vs. U.S. Dollar, expiring 1/5/17	Barclays Bank plc	764	812,266	804,285	7,981
European Union Euro vs. U.S. Dollar, expiring 1/6/17	HSBC Bank plc	811	863,591	853,827	9,764
European Union Euro vs. U.S. Dollar, expiring 1/6/17	JPMorgan Chase Bank	2,769	2,953,439	2,915,223	38,216
European Union Euro vs. U.S. Dollar, expiring 2/2/17	Bank of America	3,580	3,728,392	3,774,531	(46,139)
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	4,100	39,921	35,158	4,763
Japanese Yen vs. U.S. Dollar, expiring 2/14/17	Westpac Banking Corp.	30,000	283,142	257,251	25,891

See Notes to Financial Statements.

1392

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

At December 31, 2016, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Korean Won vs. U.S. Dollar, expiring 1/9/17	HSBC Bank plc	529,292	$452,000	$438,228	$13,772
Korean Won vs. U.S. Dollar, expiring 1/9/17	JPMorgan Chase Bank	168,675	145,000	139,655	5,345
Korean Won vs. U.S. Dollar, expiring 1/17/17	Bank of America	626,115	534,000	518,393	15,607
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	408,144	352,000	337,924	14,076
Korean Won vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	356,669	311,257	295,305	15,952
Korean Won vs. U.S. Dollar, expiring 1/17/17	HSBC Bank plc	24,612	21,000	20,378	622
Korean Won vs. U.S. Dollar, expiring 1/17/17	HSBC Bank plc	123,018	105,000	101,853	3,147
Korean Won vs. U.S. Dollar, expiring 1/17/17	HSBC Bank plc	16,358	14,000	13,543	457
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	308,394	264,000	255,336	8,664
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	529,328	452,000	438,258	13,742
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	438,257	367,000	362,856	4,144
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	177,653	156,000	147,088	8,912
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	143,591	125,660	118,887	6,773
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	366,724	307,000	303,630	3,370
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	5,619,037	5,001,814	4,652,293	349,521
Korean Won vs. U.S. Dollar, expiring 1/17/17	Goldman Sachs & Co.	675,936	576,000	559,643	16,357
Korean Won vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	168,675	141,565	139,669	1,896
Malaysian Ringgit vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	1,604	381,058	357,457	23,601
Malaysian Ringgit vs. U.S. Dollar, expiring 3/17/17	Bank of America	740	164,717	164,662	55
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Deutsche Bank AG	3,353	161,699	160,803	896
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	HSBC Bank plc	41,373	2,159,512	1,984,164	175,348
New Zealand Dollar vs. U.S. Dollar, expiring 2/14/17	Goldman Sachs & Co.	669	475,623	464,121	11,502
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Deutsche Bank AG	26,525	412,000	427,948	(15,948)
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	HSBC Bank plc	10,486	162,000	169,186	(7,186)
Russian Ruble vs. U.S. Dollar, expiring 2/22/17	Goldman Sachs & Co.	27,901	430,000	450,149	(20,149)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	1,700	1,215,904	1,173,781	42,123
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Bank of America	962	677,999	664,000	13,999
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Barclays Bank plc	321	221,482	221,638	(156)
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	1,222	846,296	843,745	2,551
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	HSBC Bank plc	171	122,275	117,730	4,545
Singapore Dollar vs. U.S. Dollar, expiring 3/17/17	JPMorgan Chase Bank	1,108	764,864	764,832	32
Singapore Dollar vs. U.S. Dollar, expiring 3/17/17	Goldman Sachs & Co.	2,816	1,943,504	1,943,792	(288)
Swiss Franc vs. U.S. Dollar, expiring 2/14/17	JPMorgan Chase Bank	762	751,465	750,444	1,021
Taiwan Dollar vs. U.S. Dollar, expiring 1/3/17	HSBC Bank plc	10,529	331,000	326,681	4,319
Taiwan Dollar vs. U.S. Dollar, expiring 1/9/17	Bank of America	21,069	657,000	653,869	3,131
Taiwan Dollar vs. U.S. Dollar, expiring 2/3/17	Bank of America	19,651	608,000	610,550	(2,550)
Taiwan Dollar vs. U.S. Dollar, expiring 3/1/17	Bank of America	9,929	312,000	308,880	3,120
Taiwan Dollar vs. U.S. Dollar, expiring 3/1/17	JPMorgan Chase Bank	17,947	562,000	558,304	3,696
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Bank of America	10,520	331,000	327,558	3,442
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Bank of America	71,249	2,267,476	2,218,407	49,069
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Deutsche Bank AG	13,047	413,000	406,223	6,777
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	HSBC Bank plc	2,287	72,000	71,200	800
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	2,655	83,000	82,663	337
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	6,823	215,000	212,434	2,566
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	21,071	657,000	656,079	921
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	JPMorgan Chase Bank	15,639	489,000	486,937	2,063

					$1,203,049

					$996,164

See Notes to Financial Statements.

1393

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Options Written:

Options written for the year ended December 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2016	—	$—
Options Written	1,653	416,883
Options Terminated in Closing Purchase Transactions	(1,387)	(324,395)
Options Expired	(266)	(92,488)
Options Exercised	—	—

Options Outstanding – December 31, 2016	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$56,312,842	$—	(b)	$56,312,842
Collateralized Mortgage Obligations	—	96,268,377	—		96,268,377
Commercial Mortgage-Backed Securities	—	32,084,192	208,462		32,292,654
Corporate Bonds
Consumer Discretionary	—	14,923,308	—		14,923,308
Consumer Staples	—	8,006,001	—		8,006,001
Energy	—	10,671,120	—		10,671,120
Financials	—	84,947,584	260,531		85,208,115
Health Care	—	14,408,444	—		14,408,444
Industrials	—	6,404,548	—		6,404,548
Information Technology	—	9,536,057	—		9,536,057
Materials	—	2,685,321	—		2,685,321
Real Estate	—	5,369,106	—		5,369,106
Telecommunication Services	—	4,690,043	—		4,690,043
Utilities	—	9,760,439	—		9,760,439
Foreign Government Securities	—	12,869,317	—		12,869,317
Forward Currency Contracts	—	1,836,428	—		1,836,428
Futures	387,725	—	—		387,725
Loan Participations
Financials	—	1,308,450	—		1,308,450
Information Technology	—	477,451	—		477,451
Mortgage-Backed Securities	—	178,404,929	—		178,404,929
Municipal Bonds	—	13,512,633	—		13,512,633
Options Purchased
Put Options Purchased	539	—	—		539

See Notes to Financial Statements.

1394

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Certificates of Deposit	$—	$4,140,190	$—	$4,140,190
Commercial Paper	—	3,785,127	—	3,785,127
Investment Companies	13,254,965	—	—	13,254,965
Repurchase Agreements	—	10,253,517	—	10,253,517
U.S. Government Agency Securities	—	9,397,211	—	9,397,211
U.S. Treasury Obligations	—	549,630	—	549,630
Supranational	—	4,926,122	—	4,926,122
U.S. Government Agency Securities	—	6,254,908	—	6,254,908
U.S. Treasury Obligations	—	190,494,259	—	190,494,259

Total Assets	$13,643,229	$794,277,554	$468,993	$808,389,776

Liabilities:
Forward Currency Contracts	$—	$(840,264)	$—	$(840,264)
Futures	(483,658)	—	—	(483,658)
Mortgage-Backed Securities	—	(8,267,025)	—	(8,267,025)

Total Liabilities	$(483,658)	$(9,107,289)	$—	$(9,590,947)

Total	$13,159,571	$785,170,265	$468,993	$798,798,829

(a)	Securities with a market value of $101,609 transferred from Level 3 to Level 2 at the end of the year due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$388,264	*
Foreign exchange contracts	Receivables	1,836,428

Total		$2,224,692

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(483,658	)*
Foreign exchange contracts	Payables	(840,264)

Total		$(1,323,922)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1395

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The	Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$221,610	$(846,919)	$—	$(625,309)
Foreign exchange contracts	—	—	(200,879)	(200,879)

Total	$221,610	$(846,919)	$(200,879)	$(826,188)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(702)	$(224,417)	$—	$(225,119)
Foreign exchange contracts	—	—	1,145,677	1,145,677

Total	$(702)	$(224,417)	$1,145,677	$920,558

^ The Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $76,686,000 during the year ended December 31, 2016, option contracts with an average notional balance of approximately $48,000 during the year ended December 31, 2016, and futures contracts with an average notional balance of approximately $244,741,000 during the year ended December 31, 2016.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$823,892	$(129,247)	$(694,645)	$—
Barclays Bank plc	7,981	(7,981)	—	—
Deutsche Bank AG	136,290	(126,988)	(9,302)	—
Goldman Sachs & Co.	94,844	(94,844)	—	—
HSBC Bank plc	214,869	(65,388)	(149,481)	—
JPMorgan Chase Bank	532,661	(382,060)	—	150,601
Westpac Banking Corp.	25,891	—	—	25,891

Total	$1,836,428	$(806,508)	$(853,428)	$176,492

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$129,247	$(129,247)	$—	$—
Barclays Bank plc	16,193	(7,981)	—	8,212
Deutsche Bank AG	126,988	(126,988)	—	—
Goldman Sachs & Co.	120,388	(94,844)	—	25,544
HSBC Bank plc	65,388	(65,388)	—	—
JPMorgan Chase Bank	382,060	(382,060)	—	—

Total	$840,264	$(806,508)	$—	$33,756

*	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $145,873.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

1396

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Merrill Lynch	0.25%	11/30/2016	1/6/2017	$(2,493,555)	$(2,492,322)
Merrill Lynch	0.20%	11/15/2016	1/6/2017	(3,400,763)	(3,398,936)

					$(5,891,258)

(1)	The average amount of borrowings while outstanding for 366 days during the year ended December 31, 2016, was approximately $3,533,000 at a weighted average interest rate of 0.57%.
(2)	Payable for sale-buyback transactions includes $(3,060) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of December 31, 2016:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Merrill Lynch	$(5,891,258)	$5,890,330	$(928)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2016
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$—	$—	$—
U.S. Treasury Notes	—	5,891,258	—	—	5,891,258
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	5,891,258	$—	$—	5,891,258

Gross amount of recognized liabilities for sale-buybacks					5,891,258

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,974,740,260
Long-term U.S. government debt securities	345,075,883

$2,319,816,143

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,940,308,165
Long-term U.S. government debt securities	345,230,483

$2,285,538,648

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,187,683
Aggregate gross unrealized depreciation	(27,949,760)

Net unrealized depreciation	$(19,762,077)

Federal income tax cost of investments	$825,927,700

See Notes to Financial Statements.

1397

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $814,647,007)	$795,912,106
Repurchase Agreements (Cost $10,253,517)	10,253,517
Cash	13,714,276
Foreign cash (Cost $335,595)	327,433
Cash held as collateral at broker	898,000
Receivable for forward commitments	96,111,814
Receivable for securities sold	13,173,243
Dividends, interest and other receivables	3,611,692
Unrealized appreciation on forward foreign currency contracts	1,836,428
Due from broker for futures variation margin	166,554
Receivable from Separate Accounts for Trust shares sold	29,947
Securities lending income receivable	7,051
Other assets	2,406

Total assets	936,044,467

LIABILITIES
Payable for forward commitments	183,023,301
Payable for securities purchased	14,251,190
Payable for return of collateral on securities loaned	10,253,517
Securities sold short (Proceeds received $8,236,086)	8,267,025
Payable for sale-buyback financing transactions	5,891,258
Payable for return of cash collateral on forward contracts	990,000
Unrealized depreciation on forward foreign currency contracts	840,264
Payable to Separate Accounts for Trust shares redeemed	771,310
Investment management fees payable	255,026
Administrative fees payable	74,181
Distribution fees payable – Class IB	58,718
Trustees’ fees payable	13,005
Distribution fees payable – Class IA	7,322
Other liabilities	247,471
Accrued expenses	227,398

Total liabilities	225,170,986

NET ASSETS	$710,873,481

Net assets were comprised of:
Paid in capital	$735,614,336
Accumulated undistributed net investment income (loss)	650,096
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(7,508,141)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	(17,882,810)

Net assets	$710,873,481

Class IA
Net asset value, offering and redemption price per share, $33,551,141 / 3,431,970 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.78

Class IB
Net asset value, offering and redemption price per share, $279,238,799 / 28,494,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

Class K
Net asset value, offering and redemption price per share, $398,083,541 / 40,704,921 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.78

(x)	Includes value of securities on loan of $10,064,662.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Interest (net of $1 foreign withholding tax)	$19,758,289
Dividends	34,315
Securities lending (net)	24,443

Total income	19,817,047

EXPENSES
Investment management fees	3,894,262
Administrative fees	888,034
Distribution fees – Class IB	708,808
Custodian fees	255,550
Distribution fees – Class IA	89,468
Professional fees	79,842
Printing and mailing expenses	47,353
Interest expense	22,575
Trustees’ fees	17,001
Miscellaneous	99,979

Gross expenses	6,102,872
Less: Waiver from investment manager	(444,596)

Net expenses	5,658,276

NET INVESTMENT INCOME (LOSS)	14,158,771

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	2,762,541
Net distributions of realized gain received from underlying funds	51
Futures	(846,919)
Foreign currency transactions	(218,901)
Options written	227,580
Securities sold short	(124,486)

Net realized gain (loss)	1,799,866

Change in unrealized appreciation (depreciation) on:
Investments	2,480,136
Futures	(224,417)
Foreign currency translations	1,134,116
Securities sold short	(28,523)

Net change in unrealized appreciation (depreciation)	3,361,312

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,161,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,319,949

See Notes to Financial Statements.

1398

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MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,158,771	$11,842,669
Net realized gain (loss) on investments, In-kind transactions, securities sold short, options written, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	1,799,866	12,200,443
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	3,361,312	(22,525,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,319,949	1,517,122

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(747,132)	(697,363)
Class IB	(5,903,792)	(5,687,319)
Class K	(9,078,441)	(7,761,068)

	(15,729,365)	(14,145,750)

Distributions from net realized capital gains
Class IA	(35,129)	—
Class IB	(278,134)	—
Class K	(384,113)	—

	(697,376)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,426,741)	(14,145,750)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 379,698 and 223,246 shares, respectively ]	3,761,402	2,213,740
Capital shares issued in reinvestment of dividends and distributions [ 78,858 and 70,500 shares, respectively ]	782,261	697,363
Capital shares repurchased [ (568,315) and (477,835) shares, respectively ]	(5,611,046)	(4,730,932)

Total Class IA transactions	(1,067,383)	(1,819,829)

Class IB
Capital shares sold [ 4,037,667 and 4,328,928 shares, respectively ]	40,171,525	43,021,463
Capital shares issued in reinvestment of dividends and distributions [ 621,811 and 573,713 shares, respectively ]	6,181,926	5,687,319
Capital shares repurchased [ (5,724,349) and (4,708,639) shares, respectively ]	(56,841,585)	(46,751,252)

Total Class IB transactions	(10,488,134)	1,957,530

Class K
Capital shares sold [ 7,039,004 and 8,895,791 shares, respectively ]	69,397,828	88,414,723
Capital shares issued in reinvestment of dividends and distributions [ 953,428 and 784,624 shares, respectively ]	9,462,554	7,761,068
Capital shares repurchased [ (4,627,184) and (6,720,746) shares, respectively ]	(45,922,556)	(66,682,118)

Total Class K transactions	32,937,826	29,493,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	21,382,309	29,631,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,275,517	17,002,746
NET ASSETS:
Beginning of year	686,597,964	669,595,218

End of year (a)	$710,873,481	$686,597,964

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$650,096	$812,282

See Notes to Financial Statements.

1399

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.74	$9.91	$9.87	$10.29	$10.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.17	0.15	0.19
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.08	(0.14)	0.19	(0.38)	0.38

Total from investment operations	0.26	0.02	0.36	(0.23)	0.57

Less distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.21)	(0.16)	(0.22)
Distributions from net realized gains	(0.01)	—	(0.11)	(0.03)	(0.50)

Total dividends and distributions	(0.22)	(0.19)	(0.32)	(0.19)	(0.72)

Net asset value, end of year	$9.78	$9.74	$9.91	$9.87	$10.29

Total return	2.64%	0.21%	3.60%	(2.33)%	5.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,551	$34,482	$36,937	$37,566	$41,985
Ratio of expenses to average net assets:
After waivers (f)	0.94%	0.96%	1.01%**	1.00%	0.98%
Before waivers (f)	1.00%	0.97%	1.02%**	1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.86%	1.59%	1.67%	1.52%	1.77%
Before waivers (f)	1.80%	1.58%	1.66%	1.52%	1.77%
Portfolio turnover rate^	298%	379%	264%	410%	376%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.76	$9.94	$9.89	$10.31	$10.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.17	0.15	0.19
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.07	(0.15)	0.20	(0.38)	0.38

Total from investment operations	0.26	0.01	0.37	(0.23)	0.57

Less distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.21)	(0.16)	(0.22)
Distributions from net realized gains	(0.01)	—	(0.11)	(0.03)	(0.50)

Total dividends and distributions	(0.22)	(0.19)	(0.32)	(0.19)	(0.72)

Net asset value, end of year	$9.80	$9.76	$9.94	$9.89	$10.31

Total return	2.63%	0.11%	3.70%	(2.31)%	5.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$279,239	$288,464	$291,789	$291,699	$1,776,443
Ratio of expenses to average net assets:
After waivers (f)	0.94%	0.96%	1.01%**	1.00%	0.98%
Before waivers (f)	1.00%	0.97%	1.02%**	1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.86%	1.59%	1.67%	1.52%	1.76%
Before waivers (f)	1.80%	1.58%	1.66%	1.52%	1.76%
Portfolio turnover rate^	298%	379%	264%	410%	376%

See Notes to Financial Statements.

1400

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.74	$9.91	$9.87	$10.29	$10.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.19	0.18	0.22
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.07	(0.14)	0.19	(0.39)	0.38

Total from investment operations	0.28	0.04	0.38	(0.21)	0.60

Less distributions:
Dividends from net investment income	(0.23)	(0.21)	(0.23)	(0.18)	(0.25)
Distributions from net realized gains	(0.01)	—	(0.11)	(0.03)	(0.50)

Total dividends and distributions	(0.24)	(0.21)	(0.34)	(0.21)	(0.75)

Net asset value, end of year	$9.78	$9.74	$9.91	$9.87	$10.29

Total return	2.89%	0.44%	3.86%	(2.08)%	5.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$398,084	$363,652	$340,869	$372,956	$376,965
Ratio of expenses to average net assets:
After waivers (f)	0.69%	0.71%	0.76%**	0.75%	0.72%
Before waivers (f)	0.75%	0.72%	0.77%**	0.75%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.11%	1.84%	1.92%	1.77%	2.06%
Before waivers (f)	2.05%	1.83%	1.91%	1.77%	2.06%
Portfolio turnover rate^	298%	379%	264%	410%	376%
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.01%.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1401

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC
➢	Franklin Advisers, Inc.
➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.78%	12.25%	6.57%
Portfolio – Class IB Shares	6.76	12.28	6.44
Portfolio – Class K Shares*	7.07	12.56	12.49
Russell 2500TM Growth Index	9.73	13.88	8.24
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.76% for the year ended December 31, 2016. The Portfolio’s benchmark, the Russell 2500TM Growth Index, returned 9.73% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	The energy sector contributed to performance, due to an overweighted position and stock selection.

•

Educational services provider Grand Canyon Education, Inc. was the leading individual contributor to relative results. Other notable contributors to the Portfolio’s relative performance during the period included geospatial information products and services provider DigitalGlobe, Inc., cloud-based e-commerce platform provider Demandware, Inc., IT power management company Intersil Corp. and cloud-based software platform solutions company Alarm.com Holdings, Inc.

What hurt performance during the year:

•

Technology was the largest detractor from returns; during the post-election rally, investors rotated into more cyclically oriented ideas given renewed optimism on the economy and potential fiscal stimulus. As a result, software as a group underperformed the broader market despite solid earnings releases in the most recent period as these higher-quality and stable business models became sources of funds.

•	Stock selection in the health care sector detracted from relative performance, particularly a position in Adeptus Health, an independent emergency room owner and operator.

•	Weak security selection in Industrials and consumer discretionary also weighed on relative returns.

•	A materials sector underweight also notably detracted from relative performance.

1402

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	24.0%
Consumer Discretionary	18.7
Industrials	18.1
Health Care	17.7
Repurchase Agreements	7.1
Financials	6.7
Materials	4.6
Consumer Staples	3.3
Real Estate	3.1
Energy	2.6
Investment Company	0.6
Telecommunication Services	0.3
Utilities	0.2
Cash and Other	(7.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,083.08	$5.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.67
Class IB
Actual	1,000.00	1,083.67	5.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.67
Class K
Actual	1,000.00	1,085.75	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.40

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.12%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1403

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.7%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	3,306	$63,806
Cooper-Standard Holdings, Inc.*	609	62,958
Dorman Products, Inc.*	1,165	85,115
Drew Industries, Inc.	1,049	113,030
Fox Factory Holding Corp.*	979	27,167
Gentex Corp.	8,101	159,509
Gentherm, Inc.*	1,564	52,941
Horizon Global Corp.*	791	18,984
Lear Corp.	2,691	356,208
Metaldyne Performance Group, Inc.	411	9,432
Motorcar Parts of America, Inc.*	741	19,948
Standard Motor Products, Inc.	562	29,910
Stoneridge, Inc.*	1,268	22,431
Tenneco, Inc.*	6,340	396,059
Unique Fabricating, Inc.	271	3,957
Visteon Corp.	1,521	122,197
Workhorse Group, Inc. (x)*	462	3,262

		1,546,914

Automobiles (0.3%)
Tesla Motors, Inc. (x)*	1,337	285,703
Thor Industries, Inc.	2,139	214,007
Winnebago Industries, Inc.	1,178	37,284

		536,994

Distributors (0.2%)
Core-Mark Holding Co., Inc.	2,040	87,863
Pool Corp.	1,795	187,290

		275,153

Diversified Consumer Services (1.6%)
Bright Horizons Family Solutions, Inc.*	8,763	613,585
Capella Education Co.	545	47,851
Carriage Services, Inc.	604	17,299
Chegg, Inc. (x)*	1,217	8,981
Collectors Universe, Inc.	282	5,987
Grand Canyon Education, Inc.*	19,255	1,125,456
Houghton Mifflin Harcourt Co.*	3,645	39,548
Liberty Tax, Inc.	243	3,256
LifeLock, Inc.*	3,726	89,126
Nord Anglia Education, Inc. (x)*	8,500	198,050
Service Corp. International	8,335	236,714
ServiceMaster Global Holdings, Inc.*	6,021	226,811
Sotheby’s*	1,321	52,655
Strayer Education, Inc.*	189	15,239
Weight Watchers International, Inc. (x)*	1,067	12,217

		2,692,775

Hotels, Restaurants & Leisure (5.4%)
Aramark	4,568	163,169
BJ’s Restaurants, Inc.*	1,028	40,400
Bloomin’ Brands, Inc.	4,618	83,263
Bob Evans Farms, Inc.	877	46,665
Bojangles’, Inc.*	349	6,509
Boyd Gaming Corp.*	3,640	73,419
Brinker International, Inc.	2,184	108,174
Buffalo Wild Wings, Inc.*	5,145	794,387
Carrols Restaurant Group, Inc.*	1,347	20,542
Century Casinos, Inc.*	408	3,358
Cheesecake Factory, Inc. (The)	1,962	117,485
Choice Hotels International, Inc.	1,004	56,274
Churchill Downs, Inc.	596	89,668
Chuy’s Holdings, Inc.*	719	23,332
ClubCorp Holdings, Inc.	2,817	40,424
Cracker Barrel Old Country Store, Inc. (x)	785	131,079
Dave & Buster’s Entertainment, Inc.*	9,008	507,149
Del Frisco’s Restaurant Group, Inc.*	66	1,122
Denny’s Corp.*	2,465	31,626
DineEquity, Inc.	448	34,496
Domino’s Pizza, Inc.	2,218	353,194
Dunkin’ Brands Group, Inc.	4,070	213,431
Eldorado Resorts, Inc.*	1,162	19,696
Empire Resorts, Inc.*	121	2,753
Extended Stay America, Inc.	434	7,009
Fiesta Restaurant Group, Inc.*	961	28,686
Habit Restaurants, Inc. (The), Class A*	12,474	215,177
Hilton Worldwide Holdings, Inc.	27,146	738,370
Hyatt Hotels Corp., Class A*	59	3,260
ILG, Inc.	472	8,576
Isle of Capri Casinos, Inc.*	1,097	27,085
Jack in the Box, Inc.	1,123	125,372
Jamba, Inc. (x)*	582	5,995
Kona Grill, Inc. (x)*	172	2,159
La Quinta Holdings, Inc.*	756	10,743
Lindblad Expeditions Holdings, Inc.*	622	5,878
Marriott International, Inc., Class A	5,652	467,307
Marriott Vacations Worldwide Corp.	62	5,261
Nathan’s Famous, Inc.*	134	8,697
Noodles & Co. (x)*	366	1,501
Panera Bread Co., Class A*	6,703	1,374,717
Papa John’s International, Inc.	1,208	103,381
Penn National Gaming, Inc.*	2,824	38,943
Pinnacle Entertainment, Inc.*	215	3,118
Planet Fitness, Inc., Class A	20,885	419,789
Popeyes Louisiana Kitchen, Inc.*	955	57,758
Potbelly Corp.*	894	11,533
Red Robin Gourmet Burgers, Inc.*	113	6,373
Red Rock Resorts, Inc., Class A	1,321	30,634
Ruth’s Hospitality Group, Inc.	1,397	25,565
Scientific Games Corp., Class A*	2,104	29,456
SeaWorld Entertainment, Inc.	2,963	56,090
Shake Shack, Inc., Class A (x)*	688	24,624
Six Flags Entertainment Corp.	3,178	190,553
Sonic Corp.	2,074	54,982
Texas Roadhouse, Inc.	9,058	436,958
Vail Resorts, Inc.	5,170	833,972
Wendy’s Co. (The)	5,312	71,818
Wingstop, Inc. (x)	9,886	292,527
Zoe’s Kitchen, Inc. (x)*	8,255	198,037

		8,883,519

See Notes to Financial Statements.

1404

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Household Durables (1.7%)
Bassett Furniture Industries, Inc.	220	$6,688
CalAtlantic Group, Inc.	413	14,046
Cavco Industries, Inc.*	374	37,344
Century Communities, Inc.*	50	1,050
Ethan Allen Interiors, Inc.	1,086	40,019
Harman International Industries, Inc.	1,447	160,849
Helen of Troy Ltd.*	1,239	104,634
Hooker Furniture Corp.	55	2,087
Installed Building Products, Inc.*	890	36,757
iRobot Corp.*	1,182	69,088
KB Home (x)	19,301	305,149
La-Z-Boy, Inc.	908	28,193
Leggett & Platt, Inc.	5,888	287,805
Lennar Corp., Class A	4,198	180,220
Lennar Corp., Class B	223	7,694
LGI Homes, Inc. (x)*	644	18,502
Libbey, Inc.	76	1,479
M.D.C. Holdings, Inc.	702	18,013
M/I Homes, Inc.*	15,388	387,471
Meritage Homes Corp.*	113	3,932
New Home Co., Inc. (The)*	74	867
NVR, Inc.*	156	260,364
PulteGroup, Inc.	4,546	83,555
Taylor Morrison Home Corp., Class A*	1,332	25,654
Tempur Sealy International, Inc. (x)*	7,698	525,620
Toll Brothers, Inc.*	3,225	99,975
TopBuild Corp.*	232	8,259
TRI Pointe Group, Inc.*	394	4,523
Tupperware Brands Corp.	2,233	117,500
Universal Electronics, Inc.*	624	40,279
ZAGG, Inc.*	127	902

		2,878,518

Internet & Direct Marketing Retail (1.7%)
1-800-Flowers.com, Inc., Class A*	345	3,692
Blue Nile, Inc.	525	21,331
Duluth Holdings, Inc., Class B (x)*	6,320	160,528
Etsy, Inc.*	4,599	54,176
Expedia, Inc.	7,256	821,960
Gaia, Inc.*	249	2,154
Groupon, Inc.*	16,231	53,887
HSN, Inc.	1,418	48,637
Liberty Expedia Holdings, Inc., Class A*	440	17,455
Liberty TripAdvisor Holdings, Inc., Class A*	3,196	48,100
Liberty Ventures*	661	24,371
Netflix, Inc.*	6,664	825,003
Nutrisystem, Inc.	1,279	44,317
Overstock.com, Inc.*	500	8,750
PetMed Express, Inc. (x)	936	21,594
Shutterfly, Inc.*	6,452	323,761
Wayfair, Inc., Class A (x)*	11,762	412,258

		2,891,974

Leisure Products (0.3%)
Acushnet Holdings Corp.*	218	4,297
Arctic Cat, Inc. (x)	200	3,004
Brunswick Corp.	3,267	178,182
Callaway Golf Co.	1,521	16,670
Malibu Boats, Inc., Class A*	744	14,196
Marine Products Corp.	250	3,468
MCBC Holdings, Inc.	192	2,799
Nautilus, Inc.*	1,383	25,586
Polaris Industries, Inc. (x)	2,673	220,227
Smith & Wesson Holding Corp. (x)*	2,421	51,035
Sturm Ruger & Co., Inc. (x)	812	42,792
Vista Outdoor, Inc.*	473	17,454

		579,710

Media (1.4%)
AMC Entertainment Holdings, Inc., Class A	320	10,768
AMC Networks, Inc., Class A*	2,645	138,439
Cable One, Inc.	208	129,320
Central European Media Enterprises Ltd., Class A (x)*	3,227	8,229
Cinemark Holdings, Inc.	4,704	180,445
Clear Channel Outdoor Holdings, Inc., Class A	636	3,212
Daily Journal Corp. (x)*	33	7,979
Entravision Communications Corp., Class A	2,706	18,942
Global Eagle Entertainment, Inc.*	20,537	132,669
Gray Television, Inc.*	1,771	19,215
Hemisphere Media Group, Inc.*	229	2,565
IMAX Corp.*	25,312	794,797
Interpublic Group of Cos., Inc. (The)	17,926	419,648
Liberty Media Corp-Liberty Media, Class A*	178	5,580
Liberty Media Corp-Liberty Media, Class C*	342	10,715
Lions Gate Entertainment Corp., Class A	1,340	36,046
Lions Gate Entertainment Corp., Class B*	3,884	95,313
Live Nation Entertainment, Inc.*	3,321	88,339
Loral Space & Communications, Inc.*	552	22,660
Madison Square Garden Co. (The), Class A*	87	14,921
MDC Partners, Inc., Class A	678	4,441
MSG Networks, Inc., Class A*	890	19,135
New Media Investment Group, Inc.	285	4,557
Nexstar Broadcasting Group, Inc., Class A (x)	1,363	86,278
Radio One, Inc., Class D*	945	2,741
Reading International, Inc., Class A*	154	2,556
Regal Entertainment Group, Class A (x)	1,024	21,094
Sinclair Broadcast Group, Inc., Class A	2,877	95,948

See Notes to Financial Statements.

1405

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Tribune Media Co., Class A	258	$9,025
tronc, Inc. (x)	633	8,780
World Wrestling Entertainment, Inc., Class A (x)	1,590	29,256

		2,423,613

Multiline Retail (0.3%)
Big Lots, Inc.	1,963	98,562
Ollie’s Bargain Outlet Holdings, Inc.*	12,812	364,502
Sears Holdings Corp. (x)*	60	557

		463,621

Specialty Retail (3.8%)
Advance Auto Parts, Inc.	1,932	326,740
American Eagle Outfitters, Inc. (x)	6,637	100,683
Asbury Automotive Group, Inc.*	882	54,419
Ascena Retail Group, Inc.*	2,557	15,828
At Home Group, Inc.*	15,100	220,913
AutoNation, Inc.*	1,146	55,753
Boot Barn Holdings, Inc. (x)*	11,400	142,728
Buckle, Inc. (The)(x)	425	9,690
Build-A-Bear Workshop, Inc.*	43	591
Burlington Stores, Inc.*	6,163	522,314
Cabela’s, Inc.*	281	16,453
Camping World Holdings, Inc., Class A	240	7,822
Cato Corp. (The), Class A	213	6,407
Chico’s FAS, Inc.	5,177	74,497
Children’s Place, Inc. (The)	828	83,587
Container Store Group, Inc. (The)(x)*	659	4,185
Destination XL Group, Inc.*	1,118	4,752
Dick’s Sporting Goods, Inc.	11,388	604,703
Finish Line, Inc. (The), Class A	533	10,026
Five Below, Inc.*	20,020	799,998
Foot Locker, Inc.	5,395	382,452
Francesca’s Holdings Corp.*	1,779	32,075
Genesco, Inc.*	110	6,831
GNC Holdings, Inc., Class A	3,025	33,396
Group 1 Automotive, Inc.	207	16,134
Hibbett Sports, Inc.*	797	29,728
Kirkland’s, Inc.*	286	4,436
Lithia Motors, Inc., Class A	8,238	797,685
MarineMax, Inc.*	548	10,604
Michael’s Cos., Inc. (The)*	3,174	64,908
Monro Muffler Brake, Inc.	1,384	79,165
Murphy USA, Inc.*	1,001	61,531
Party City Holdco, Inc. (x)*	518	7,356
Pier 1 Imports, Inc.	549	4,688
Sally Beauty Holdings, Inc.*	6,492	171,519
Select Comfort Corp. (x)*	9,266	209,597
Sportsman’s Warehouse Holdings, Inc.*	36,867	346,181
Stein Mart, Inc.	1,360	7,453
Tailored Brands, Inc.	633	16,173
Tile Shop Holdings, Inc. (x)*	18,131	354,461
Ulta Salon Cosmetics & Fragrance, Inc.*	1,628	415,042
Urban Outfitters, Inc.*	5,630	160,342
Vitamin Shoppe, Inc.*	75	1,781
Williams-Sonoma, Inc.	3,982	192,689
Winmark Corp.	99	12,489

		6,480,805

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.	2,224	192,131
Columbia Sportswear Co.	1,187	69,202
Crocs, Inc.*	3,224	22,117
Culp, Inc.	430	15,975
Deckers Outdoor Corp.*	98	5,428
G-III Apparel Group Ltd.*	1,512	44,695
Kate Spade & Co.*	25,721	480,211
Lululemon Athletica, Inc.*	4,314	280,367
Oxford Industries, Inc.	639	38,423
Skechers U.S.A., Inc., Class A*	5,792	142,367
Steven Madden Ltd.*	2,713	96,990
Superior Uniform Group, Inc. (x)	306	6,004
Under Armour, Inc., Class C*	17,189	432,647
Vera Bradley, Inc.*	617	7,231
Vince Holding Corp. (x)*	49	198
Wolverine World Wide, Inc.	662	14,531

		1,848,517

Total Consumer Discretionary		31,502,113

Consumer Staples (3.3%)
Beverages (0.7%)
Boston Beer Co., Inc. (The), Class A (x)*	393	66,751
Coca-Cola Bottling Co. Consolidated	212	37,916
Craft Brew Alliance, Inc. (x)*	159	2,687
MGP Ingredients, Inc. (x)	559	27,939
Molson Coors Brewing Co., Class B	3,423	333,092
Monster Beverage Corp.*	14,676	650,735
National Beverage Corp. (x)	531	27,123
Primo Water Corp. (x)*	947	11,629

		1,157,872

Food & Staples Retailing (0.7%)
Casey’s General Stores, Inc.	1,716	203,998
Chefs’ Warehouse, Inc. (The)*	786	12,419
Performance Food Group Co.*	1,649	39,576
PriceSmart, Inc.	837	69,890
Rite Aid Corp.*	45,699	376,560
Smart & Final Stores, Inc. (x)*	25,917	365,430
Sprouts Farmers Market, Inc.*	5,994	113,406
US Foods Holding Corp.*	1,984	54,520

		1,235,799

Food Products (1.5%)
AdvancePierre Foods Holdings, Inc.	7,340	218,585
Alico, Inc.	11	299
Amplify Snack Brands, Inc. (x)*	1,306	11,506
B&G Foods, Inc.	2,894	126,757
Blue Buffalo Pet Products, Inc.*	2,663	64,019
Calavo Growers, Inc.	690	42,366
Cal-Maine Foods, Inc. (x)	1,076	47,532
Darling Ingredients, Inc.*	1,996	25,768
Dean Foods Co.	2,041	44,453
Farmer Brothers Co.*	320	11,744

See Notes to Financial Statements.

1406

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Flowers Foods, Inc.	7,061	$141,008
Fresh Del Monte Produce, Inc.	100	6,063
Freshpet, Inc. (x)*	856	8,688
Hain Celestial Group, Inc. (The)*	3,382	131,999
Ingredion, Inc.	2,241	280,035
Inventure Foods, Inc. (x)*	811	7,988
J&J Snack Foods Corp.	656	87,530
John B. Sanfilippo & Son, Inc.	90	6,335
Lancaster Colony Corp.	822	116,223
Landec Corp.*	225	3,105
Lifeway Foods, Inc.*	210	2,417
Limoneira Co.	450	9,680
Pilgrim’s Pride Corp.	408	7,748
Post Holdings, Inc.*	1,656	133,126
Tootsie Roll Industries, Inc. (x)	784	31,164
TreeHouse Foods, Inc.*	6,207	448,083
WhiteWave Foods Co. (The)*	7,733	429,955

		2,444,176

Household Products (0.2%)
Central Garden & Pet Co.*	81	2,680
Central Garden & Pet Co., Class A*	168	5,191
Energizer Holdings, Inc.	855	38,142
HRG Group, Inc.*	5,234	81,441
Orchids Paper Products Co. (x)	397	10,393
Spectrum Brands Holdings, Inc.	1,100	134,563
WD-40 Co.	633	73,998

		346,408

Personal Products (0.2%)
Avon Products, Inc.*	4,095	20,639
Coty, Inc., Class A	1,124	20,580
Herbalife Ltd. (x)*	3,276	157,707
Inter Parfums, Inc.	285	9,334
Lifevantage Corp. (x)*	605	4,931
Medifast, Inc.	457	19,025
Natural Health Trends Corp. (x)	339	8,424
Nu Skin Enterprises, Inc., Class A	704	33,637
Revlon, Inc., Class A*	126	3,673
Synutra International, Inc.*	702	3,756
USANA Health Sciences, Inc.*	492	30,110

		311,816

Tobacco (0.0%)
Vector Group Ltd. (x)	1,801	40,955

Total Consumer Staples		5,537,026

Energy (2.6%)
Energy Equipment & Services (0.6%)
Baker Hughes, Inc.	5,912	384,103
Oceaneering International, Inc.	1,699	47,929
PHI, Inc. (Non-Voting)*	24	432
RigNet, Inc.*	40	926
Superior Energy Services, Inc.	25,220	425,714
TETRA Technologies, Inc.*	2,260	11,345
U.S. Silica Holdings, Inc.	3,137	177,805

		1,048,254

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	2,212	5,685
Callon Petroleum Co.*	6,390	98,214
Carrizo Oil & Gas, Inc.*	2,542	94,944
Chesapeake Energy Corp. (x)*	2,207	15,493
Cimarex Energy Co.	2,150	292,185
Concho Resources, Inc.*	1,272	168,667
CVR Energy, Inc. (x)	223	5,662
Diamondback Energy, Inc.*	3,468	350,476
Evolution Petroleum Corp.	986	9,860
Isramco, Inc.*	38	4,723
Matador Resources Co.*	18,357	472,877
Newfield Exploration Co.*	8,746	354,213
Panhandle Oil and Gas, Inc., Class A	324	7,630
Par Pacific Holdings, Inc. (x)*	723	10,512
Parsley Energy, Inc., Class A*	594	20,933
PDC Energy, Inc.*	3,634	263,756
Pioneer Natural Resources Co.	1,512	272,266
Resolute Energy Corp.*	3,400	140,046
Sanchez Energy Corp. (x)*	507	4,578
Southwestern Energy Co.*	21,720	235,010
Synergy Resources Corp. (x)*	25,238	224,871
WPX Energy, Inc.*	20,774	302,677

		3,355,278

Total Energy		4,403,532

Financials (6.7%)
Banks (2.6%)
Ameris Bancorp	1,108	48,309
Atlantic Capital Bancshares, Inc.*	130	2,470
Banc of California, Inc. (x)	1,542	26,754
Bank of the Ozarks, Inc.	3,913	205,785
BNC Bancorp	205	6,540
Capital Bank Financial Corp., Class A	454	17,820
Cardinal Financial Corp.	57	1,869
Chemical Financial Corp.	5,855	317,166
CoBiz Financial, Inc.	160	2,702
County Bancorp, Inc.	129	3,479
CU Bancorp*	91	3,258
Customers Bancorp, Inc.*	440	15,761
Eagle Bancorp, Inc.*	1,066	64,973
First Connecticut Bancorp, Inc.	119	2,695
First Financial Bankshares, Inc. (x)	1,757	79,416
First Foundation, Inc.*	190	5,415
First Hawaiian, Inc.	118	4,109
First Republic Bank	4,713	434,256
Franklin Financial Network, Inc.*	110	4,604
Home BancShares, Inc.	5,349	148,542
Huntington Bancshares, Inc.	22,993	303,967
Live Oak Bancshares, Inc.	850	15,725
National Bank Holdings Corp., Class A	1,141	36,386
Opus Bank	489	14,694
Pacific Premier Bancorp, Inc.*	409	14,458
Park Sterling Corp.	718	7,747
Pinnacle Financial Partners, Inc.	5,119	354,747
ServisFirst Bancshares, Inc. (x)	2,040	76,378
Signature Bank*	6,000	901,199
SVB Financial Group*	4,841	831,006
Texas Capital Bancshares, Inc.*	138	10,819
Union Bankshares, Inc. (x)	149	6,772
Western Alliance Bancorp*	9,854	479,988

		4,449,809

See Notes to Financial Statements.

1407

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Capital Markets (2.7%)
Affiliated Managers Group, Inc.*	2,145	$311,669
Artisan Partners Asset Management, Inc., Class A	1,651	49,117
BGC Partners, Inc., Class A	9,620	98,413
CBOE Holdings, Inc.	3,624	267,777
Cohen & Steers, Inc.	895	30,072
Cowen Group, Inc., Class A (x)*	67	1,039
Diamond Hill Investment Group, Inc.	132	27,770
Donnelley Financial Solutions, Inc.*	783	17,993
Eaton Vance Corp.	4,872	204,039
Evercore Partners, Inc., Class A	6,353	436,450
FactSet Research Systems, Inc.	1,776	290,252
Federated Investors, Inc., Class B	4,146	117,249
Fifth Street Asset Management, Inc. (x)	230	1,541
Financial Engines, Inc. (x)	2,353	86,473
GAIN Capital Holdings, Inc.	197	1,296
GAMCO Investors, Inc., Class A	41	1,266
Greenhill & Co., Inc.	904	25,041
Hennessy Advisors, Inc.	129	4,096
Houlihan Lokey, Inc.	7,634	237,570
Investment Technology Group, Inc.	185	3,652
Ladenburg Thalmann Financial Services, Inc.*	504	1,230
Lazard Ltd., Class A	10,194	418,871
LPL Financial Holdings, Inc.	550	19,366
MarketAxess Holdings, Inc.	1,631	239,627
Medley Management, Inc., Class A	252	2,495
Moelis & Co., Class A	821	27,832
Morningstar, Inc.	832	61,202
MSCI, Inc.	4,045	318,665
NorthStar Asset Management Group, Inc.	8,445	125,999
OM Asset Management plc	1,207	17,502
Pzena Investment Management, Inc., Class A	511	5,677
SEI Investments Co.	5,673	280,019
Silvercrest Asset Management Group, Inc., Class A	292	3,840
Stifel Financial Corp.*	6,806	339,960
TD Ameritrade Holding Corp.	7,174	312,786
Virtu Financial, Inc., Class A	1,037	16,540
Waddell & Reed Financial, Inc., Class A	340	6,633
Westwood Holdings Group, Inc.	347	20,817
WisdomTree Investments, Inc. (x)	4,973	55,399

		4,487,235

Consumer Finance (0.7%)
Capital One Financial Corp.	3,750	327,151
Credit Acceptance Corp. (x)*	369	80,261
FirstCash, Inc.	1,214	57,058
Green Dot Corp., Class A*	331	7,795
LendingClub Corp. (x)*	6,432	33,768
PRA Group, Inc.*	8,000	312,800
Synchrony Financial	8,898	322,730

		1,141,563

Insurance (0.6%)
AMERISAFE, Inc.	629	39,218
AmTrust Financial Services, Inc.	283	7,749
Arthur J. Gallagher & Co.	5,353	278,142
Atlas Financial Holdings, Inc.*	226	4,079
Brown & Brown, Inc.	312	13,996
Crawford & Co., Class B	328	4,120
eHealth, Inc.*	740	7,881
Erie Indemnity Co., Class A	767	86,249
Lincoln National Corp.	4,062	269,189
Maiden Holdings Ltd.	288	5,026
National General Holdings Corp.	1,259	31,462
Patriot National, Inc. (x)*	352	1,637
Primerica, Inc.	2,073	143,348
RLI Corp.	1,387	87,561
State National Cos., Inc.	122	1,691
Third Point Reinsurance Ltd.*	259	2,991
Trupanion, Inc. (x)*	544	8,443
United Insurance Holdings Corp.	559	8,463
Universal Insurance Holdings, Inc. (x)	1,064	30,218
WMIH Corp.*	8,920	13,826

		1,045,289

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Orchid Island Capital, Inc. (REIT)(x)	188	2,036

Thrifts & Mortgage Finance (0.1%)
BofI Holding, Inc. (x)*	2,671	76,257
Essent Group Ltd.*	3,297	106,724
Hingham Institution for Savings	29	5,707
LendingTree, Inc. (x)*	272	27,567
Meridian Bancorp, Inc.	350	6,615
Nationstar Mortgage Holdings, Inc. (x)*	712	12,859
Northfield Bancorp, Inc.	192	3,834

		239,563

Total Financials		11,365,495

Health Care (17.7%)
Biotechnology (4.6%)
ACADIA Pharmaceuticals, Inc. (x)*	4,240	122,282
Acceleron Pharma, Inc.*	1,207	30,803
Achillion Pharmaceuticals, Inc.*	5,172	21,360
Acorda Therapeutics, Inc.*	271	5,095
Adamas Pharmaceuticals, Inc. (x)*	354	5,983
Aduro Biotech, Inc. (x)*	1,543	17,590
Advaxis, Inc. (x)*	1,699	12,165
Aevi Genomic Medicine, Inc.*	1,116	5,781
Agenus, Inc. (x)*	2,950	12,154
Agios Pharmaceuticals, Inc.*	1,372	57,254
Aimmune Therapeutics, Inc. (x)*	1,144	23,395
Akebia Therapeutics, Inc.*	446	4,643
Alder Biopharmaceuticals, Inc. (x)*	7,426	154,461
Alkermes plc*	6,677	371,108
Alnylam Pharmaceuticals, Inc. (x)*	2,882	107,902
AMAG Pharmaceuticals, Inc.*	469	16,321

See Notes to Financial Statements.

1408

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Amicus Therapeutics, Inc.*	6,264	$31,132
Anavex Life Sciences Corp. (x)*	1,451	5,746
Anthera Pharmaceuticals, Inc.*	2,627	1,705
Applied Genetic Technologies Corp.*	551	5,152
Aptevo Therapeutics, Inc.*	719	1,754
Ardelyx, Inc.*	157	2,229
Arena Pharmaceuticals, Inc.*	10,091	14,329
Argos Therapeutics, Inc.*	810	3,969
ARIAD Pharmaceuticals, Inc. (x)*	19,232	239,246
Array BioPharma, Inc.*	21,772	191,376
Arrowhead Pharmaceuticals, Inc. (x)*	3,801	5,892
Asterias Biotherapeutics, Inc. (x)*	1,117	5,138
Atara Biotherapeutics, Inc. (x)*	56	795
Athersys, Inc. (x)*	3,088	4,725
Audentes Therapeutics, Inc.*	202	3,691
Avexis, Inc. (x)*	3,301	157,557
Axovant Sciences Ltd. (x)*	1,063	13,202
Bellicum Pharmaceuticals, Inc. (x)*	599	8,158
BioCryst Pharmaceuticals, Inc. (x)*	2,745	17,376
BioSpecifics Technologies Corp.*	208	11,586
BioTime, Inc. (x)*	3,060	11,047
Bluebird Bio, Inc.*	650	40,105
Blueprint Medicines Corp.*	875	24,544
Cara Therapeutics, Inc. (x)*	127	1,180
Celldex Therapeutics, Inc. (x)*	16,585	58,711
Cellular Biomedicine Group, Inc. (x)*	410	5,371
ChemoCentryx, Inc.*	1,156	8,554
Cidara Therapeutics, Inc. (x)*	202	2,101
Clovis Oncology, Inc. (x)*	1,382	61,388
Coherus Biosciences, Inc.*	1,292	36,370
Concert Pharmaceuticals, Inc.*	640	6,586
Curis, Inc.*	4,631	14,263
Cytokinetics, Inc.*	1,472	17,885
CytomX Therapeutics, Inc.*	878	9,649
CytRx Corp. (x)*	6,760	2,516
DBV Technologies SA (ADR)(x)*	3,302	115,999
Dimension Therapeutics, Inc.*	306	1,331
Dynavax Technologies Corp. (x)*	1,611	6,363
Eagle Pharmaceuticals, Inc. (x)*	363	28,800
Edge Therapeutics, Inc.*	6,300	78,750
Editas Medicine, Inc.*	281	4,561
Eiger BioPharmaceuticals, Inc.*	286	3,332
Emergent BioSolutions, Inc.*	1,438	47,224
Epizyme, Inc. (x)*	1,252	15,149
Exact Sciences Corp. (x)*	4,652	62,151
Exelixis, Inc.*	6,207	92,546
FibroGen, Inc. (x)*	2,303	49,284
Five Prime Therapeutics, Inc.*	281	14,081
Flexion Therapeutics, Inc.*	1,112	21,150
Fortress Biotech, Inc. (x)*	1,422	3,839
Foundation Medicine, Inc. (x)*	501	8,868
Galena Biopharma, Inc. (x)*	1,237	2,400
Genomic Health, Inc.*	795	23,365
Geron Corp. (x)*	6,231	12,898
Global Blood Therapeutics, Inc. (x)*	612	8,843
GlycoMimetics, Inc. (x)*	426	2,599
Halozyme Therapeutics, Inc. (x)*	8,069	79,722
Heron Therapeutics, Inc. (x)*	12,235	160,279
Idera Pharmaceuticals, Inc. (x)*	4,769	7,154
Ignyta, Inc.*	950	5,035
Immune Design Corp. (x)*	703	3,867
ImmunoGen, Inc. (x)*	3,800	7,752
Immunomedics, Inc. (x)*	4,121	15,124
Incyte Corp.*	3,029	303,718
Infinity Pharmaceuticals, Inc.*	2,038	2,751
Inotek Pharmaceuticals Corp. (x)*	682	4,160
Inovio Pharmaceuticals, Inc. (x)*	2,926	20,306
Insmed, Inc.*	2,707	35,814
Insys Therapeutics, Inc. (x)*	987	9,080
Intellia Therapeutics, Inc. (x)*	304	3,985
Intercept Pharmaceuticals, Inc. (x)*	728	79,097
Intrexon Corp. (x)*	2,456	59,681
Invitae Corp.*	1,194	9,480
Ionis Pharmaceuticals, Inc.*	12,479	596,870
Ironwood Pharmaceuticals, Inc.*	5,552	84,890
Juno Therapeutics, Inc. (x)*	2,512	47,351
Kadmon Holdings, Inc.*	434	2,322
Karyopharm Therapeutics, Inc.*	13,602	127,859
Keryx Biopharmaceuticals, Inc. (x)*	3,466	20,311
Kite Pharma, Inc. (x)*	1,729	77,528
La Jolla Pharmaceutical Co. (x)*	663	11,622
Lexicon Pharmaceuticals, Inc. (x)*	1,862	25,751
Ligand Pharmaceuticals, Inc. (x)*	841	85,454
Lion Biotechnologies, Inc. (x)*	18,181	126,358
Loxo Oncology, Inc. (x)*	589	18,916
MacroGenics, Inc.*	1,397	28,555
MannKind Corp. (x)*	14,066	8,956
MediciNova, Inc. (x)*	1,290	7,779
Merrimack Pharmaceuticals, Inc. (x)*	3,315	13,525
MiMedx Group, Inc. (x)*	4,762	42,191
Minerva Neurosciences, Inc. (x)*	838	9,847
Mirati Therapeutics, Inc.*	488	2,318
Momenta Pharmaceuticals, Inc.*	676	10,174
Myovant Sciences Ltd.*	144	1,791
Myriad Genetics, Inc.*	3,019	50,327
NantKwest, Inc. (x)*	204	1,167
Natera, Inc.*	1,138	13,326
Neurocrine Biosciences, Inc.*	8,210	317,727
NewLink Genetics Corp.*	934	9,602
Novavax, Inc. (x)*	11,723	14,771
OncoMed Pharmaceuticals, Inc. (x)*	706	5,443
Ophthotech Corp. (x)*	1,345	6,496
OPKO Health, Inc. (x)*	13,197	122,732
Organovo Holdings, Inc. (x)*	3,725	12,628
Osiris Therapeutics, Inc. (x)*	744	3,653
OvaScience, Inc. (x)*	186	285
Pfenex, Inc.*	12,080	109,566
PharmAthene, Inc.*	2,562	8,327
Portola Pharmaceuticals, Inc.*	1,985	44,543
Progenics Pharmaceuticals, Inc. (x)*	2,903	25,082

See Notes to Financial Statements.

1409

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Protagonist Therapeutics, Inc. (x)*	267	$5,871
Proteostasis Therapeutics, Inc.*	425	5,211
Prothena Corp. plc (x)*	4,423	217,567
Puma Biotechnology, Inc.*	1,229	37,730
Radius Health, Inc. (x)*	1,446	54,991
Regulus Therapeutics, Inc.*	1,672	3,762
Repligen Corp.*	1,443	44,473
Rigel Pharmaceuticals, Inc.*	2,924	6,959
Sage Therapeutics, Inc.*	9,148	467,096
Sangamo BioSciences, Inc.*	3,124	9,528
Sarepta Therapeutics, Inc.*	2,204	60,456
Seattle Genetics, Inc.*	4,271	225,381
Selecta Biosciences, Inc.*	179	3,070
Seres Therapeutics, Inc. (x)*	781	7,732
Sorrento Therapeutics, Inc. (x)*	1,186	5,811
Spark Therapeutics, Inc.*	841	41,966
Spectrum Pharmaceuticals, Inc.*	675	2,990
Stemline Therapeutics, Inc.*	114	1,220
Synergy Pharmaceuticals, Inc.*	7,955	48,446
Synthetic Biologics, Inc. (x)*	5,776	4,405
Syros Pharmaceuticals, Inc.*	108	1,313
T2 Biosystems, Inc. (x)*	559	2,940
TESARO, Inc. (x)*	3,944	530,388
TG Therapeutics, Inc. (x)*	1,717	7,984
Tokai Pharmaceuticals, Inc. (x)*	1,798	1,758
Trevena, Inc.*	1,954	11,490
Trovagene, Inc.*	1,226	2,575
Ultragenyx Pharmaceutical, Inc. (x)*	3,779	265,701
United Therapeutics Corp.*	545	78,169
Vanda Pharmaceuticals, Inc.*	1,604	25,584
Versartis, Inc.*	74	1,103
Vital Therapies, Inc. (x)*	1,199	5,216
Voyager Therapeutics, Inc. (x)*	272	3,465
vTv Therapeutics, Inc., Class A*	363	1,753
XBiotech, Inc. (x)*	764	7,732
Xencor, Inc.*	1,480	38,954
ZIOPHARM Oncology, Inc. (x)*	5,050	27,018

		7,767,714

Health Care Equipment & Supplies (7.1%)
Abaxis, Inc.	993	52,401
ABIOMED, Inc.*	5,823	656,135
Accuray, Inc. (x)*	3,537	16,270
Alere, Inc.*	706	27,513
Align Technology, Inc.*	12,505	1,202,105
Analogic Corp.	47	3,899
Anika Therapeutics, Inc.*	483	23,648
AtriCure, Inc.*	1,070	20,940
Atrion Corp.	60	30,432
Avinger, Inc.*	458	1,695
AxoGen, Inc.*	1,032	9,288
Cantel Medical Corp.	1,583	124,661
Cardiovascular Systems, Inc.*	1,393	33,725
Cerus Corp. (x)*	3,851	16,752
ConforMIS, Inc. (x)*	10,544	85,406
Cooper Cos., Inc. (The)	1,640	286,885
Corindus Vascular Robotics, Inc. (x)*	2,130	1,488
CryoLife, Inc.*	900	17,235
Cutera, Inc.*	400	6,940
Cynosure, Inc., Class A*	1,047	47,743
DENTSPLY SIRONA, Inc.	4,236	244,544
DexCom, Inc.*	16,888	1,008,213
Edwards Lifesciences Corp.*	8,455	792,233
Endologix, Inc. (x)*	3,561	20,369
Entellus Medical, Inc. (x)*	317	6,013
GenMark Diagnostics, Inc.*	1,749	21,408
Glaukos Corp.*	731	25,073
Globus Medical, Inc., Class A*	3,089	76,638
Hill-Rom Holdings, Inc.	2,721	152,757
Hologic, Inc.*	28,647	1,149,317
ICU Medical, Inc.*	444	65,423
IDEXX Laboratories, Inc.*	3,945	462,630
Inogen, Inc.*	703	47,221
Insulet Corp.*	14,328	539,879
Integer Holdings Corp.*	11,370	334,847
Integra LifeSciences Holdings Corp.*	1,335	114,530
InVivo Therapeutics Holdings Corp. (x)*	1,473	6,187
iRadimed Corp. (x)*	115	1,277
iRhythm Technologies, Inc. (x)*	7,000	210,000
IRIDEX Corp. (x)*	327	4,598
K2M Group Holdings, Inc.*	344	6,894
LeMaitre Vascular, Inc.	586	14,849
Masimo Corp.*	1,805	121,657
Meridian Bioscience, Inc.	1,551	27,453
Merit Medical Systems, Inc.*	726	19,239
Natus Medical, Inc.*	1,441	50,147
Neogen Corp.*	6,271	413,886
Nevro Corp.*	11,298	820,912
Novocure Ltd. (x)*	2,212	17,364
NuVasive, Inc.*	2,186	147,249
NxStage Medical, Inc.*	2,775	72,733
OraSure Technologies, Inc.*	2,363	20,747
Orthofix International NV*	771	27,895
Oxford Immunotec Global plc*	783	11,706
Penumbra, Inc.*	6,035	385,033
Quidel Corp.*	1,102	23,605
ResMed, Inc.	6,186	383,841
Rockwell Medical, Inc. (x)*	1,912	12,524
Second Sight Medical Products, Inc. (x)*	571	1,125
Senseonics Holdings, Inc. (x)*	1,168	3,119
Spectranetics Corp. (The)*	21,390	524,055
STAAR Surgical Co.*	1,858	20,159
Surmodics, Inc.*	565	14,351
Tactile Systems Technology, Inc.*	156	2,560
Tandem Diabetes Care, Inc. (x)*	722	1,552
Teleflex, Inc.	357	57,531
TransEnterix, Inc. (x)*	338	439
Utah Medical Products, Inc.	154	11,204
Vascular Solutions, Inc.*	723	40,560
Veracyte, Inc. (x)*	550	4,257
West Pharmaceutical Services, Inc.	3,191	270,693
Zeltiq Aesthetics, Inc. (x)*	8,841	384,760

		11,862,417

Health Care Providers & Services (2.1%)
AAC Holdings, Inc. (x)*	431	3,120
Acadia Healthcare Co., Inc. (x)*	3,624	119,954
Aceto Corp. (x)	1,124	24,694

See Notes to Financial Statements.

1410

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Addus HomeCare Corp.*	18	$631
Adeptus Health, Inc., Class A (x)*	10,946	83,627
Air Methods Corp.*	1,571	50,036
Almost Family, Inc.*	88	3,881
Amedisys, Inc.*	1,233	52,563
American Renal Associates Holdings, Inc. (x)*	6,370	135,554
AMN Healthcare Services, Inc.*	2,063	79,322
BioTelemetry, Inc.*	1,123	25,099
Capital Senior Living Corp.*	1,236	19,838
Chemed Corp.	713	114,372
Civitas Solutions, Inc.*	663	13,194
CorVel Corp.*	438	16,031
Cross Country Healthcare, Inc.*	1,400	21,854
Diplomat Pharmacy, Inc.*	2,016	25,402
Ensign Group, Inc. (The)	2,066	45,886
Envision Healthcare Corp.*	9,605	607,899
Genesis Healthcare, Inc.*	758	3,222
HealthEquity, Inc.*	7,902	320,189
HealthSouth Corp.	3,981	164,176
Landauer, Inc.	399	19,192
LHC Group, Inc.*	34	1,554
Magellan Health, Inc.*	774	58,244
MEDNAX, Inc.*	2,860	190,648
Molina Healthcare, Inc.*	1,270	68,910
National Research Corp., Class A	342	6,498
Nobilis Health Corp. (x)*	1,322	2,776
Owens & Minor, Inc.	327	11,540
Patterson Cos., Inc. (x)	3,721	152,673
Premier, Inc., Class A*	7,735	234,835
Providence Service Corp. (The)*	565	21,498
Quorum Health Corp.*	1,297	9,429
RadNet, Inc.*	1,583	10,210
Select Medical Holdings Corp.*	356	4,717
Surgery Partners, Inc.*	433	6,863
Surgical Care Affiliates, Inc.*	1,185	54,830
Team Health Holdings, Inc.*	2,993	130,046
Teladoc, Inc. (x)*	3,740	61,710
Tenet Healthcare Corp.*	3,557	52,786
U.S. Physical Therapy, Inc.	543	38,119
VCA, Inc.*	3,464	237,804
WellCare Health Plans, Inc.*	1,814	248,663

		3,554,089

Health Care Technology (0.7%)
athenahealth, Inc. (x)*	1,730	181,944
Castlight Health, Inc., Class B (x)*	1,387	6,866
Computer Programs & Systems, Inc. (x)	498	11,753
Cotiviti Holdings, Inc. (x)*	422	14,517
HealthStream, Inc.*	1,121	28,081
HMS Holdings Corp.*	3,714	67,446
Inovalon Holdings, Inc., Class A (x)*	2,610	26,883
Medidata Solutions, Inc.*	2,403	119,357
NantHealth, Inc.*	240	2,386
Omnicell, Inc.*	1,585	53,732
Quality Systems, Inc.*	2,196	28,877
Veeva Systems, Inc., Class A*	13,278	540,414
Vocera Communications, Inc.*	712	13,165

		1,095,421

Life Sciences Tools & Services (1.1%)
Accelerate Diagnostics, Inc. (x)*	1,099	22,804
Albany Molecular Research, Inc. (x)*	540	10,130
Bio-Techne Corp.	1,631	167,716
Bruker Corp.	4,644	98,360
Cambrex Corp.*	1,371	73,965
Charles River Laboratories International, Inc.*	2,060	156,951
ChromaDex Corp.*	1,214	4,018
Enzo Biochem, Inc.*	1,632	11,326
Fluidigm Corp.*	1,181	8,598
ICON plc*	3,776	283,955
INC Research Holdings, Inc., Class A*	1,829	96,205
Luminex Corp.*	735	14,869
Medpace Holdings, Inc.*	254	9,162
NanoString Technologies, Inc.*	649	14,473
NeoGenomics, Inc.*	2,216	18,991
Pacific Biosciences of California, Inc. (x)*	3,345	12,711
PAREXEL International Corp.*	5,150	338,458
Patheon NV*	3,144	90,264
PerkinElmer, Inc.	1,012	52,776
PRA Health Sciences, Inc.*	1,074	59,199
Quintiles IMS Holdings, Inc.*	4,957	376,981
VWR Corp.*	202	5,056

		1,926,968

Pharmaceuticals (2.1%)
AcelRx Pharmaceuticals, Inc. (x)*	1,509	3,923
Aclaris Therapeutics, Inc. (x)*	5,550	150,627
Aerie Pharmaceuticals, Inc.*	1,282	48,524
Agile Therapeutics, Inc.*	459	2,616
Akorn, Inc.*	15,572	339,936
Amphastar Pharmaceuticals, Inc.*	1,557	28,680
Ampio Pharmaceuticals, Inc. (x)*	1,878	1,691
ANI Pharmaceuticals, Inc.*	330	20,005
Aratana Therapeutics, Inc.*	26,845	192,747
Axsome Therapeutics, Inc. (x)*	446	3,011
Bio-Path Holdings, Inc.*	3,588	4,844
Catalent, Inc.*	4,389	118,327
Cempra, Inc. (x)*	1,962	5,494
Clearside Biomedical, Inc.*	290	2,593
Collegium Pharmaceutical, Inc. (x)*	9,979	155,373
Corcept Therapeutics, Inc.*	3,269	23,733
Corium International, Inc. (x)*	14,425	58,566
Depomed, Inc.*	2,687	48,420
Dermira, Inc.*	1,082	32,817
Durect Corp.*	4,817	6,455
Egalet Corp. (x)*	221	1,691
Eisai Co. Ltd.	4,900	281,233
Flex Pharma, Inc. (x)*	257	1,357
Foamix Pharmaceuticals Ltd.*	4,400	48,840
GW Pharmaceuticals plc (ADR)*	1,055	117,896
Heska Corp.*	267	19,117
Horizon Pharma plc*	7,108	115,007
Impax Laboratories, Inc.*	16,443	217,870
Innoviva, Inc. (x)*	3,261	34,893
Intersect ENT, Inc.*	1,106	13,383
Intra-Cellular Therapies, Inc. (x)*	1,515	22,861

See Notes to Financial Statements.

1411

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Lipocine, Inc. (x)*	703	$2,587
Medicines Co. (The)(x)*	6,980	236,900
MyoKardia, Inc.*	482	6,242
Nektar Therapeutics*	6,255	76,749
Neos Therapeutics, Inc. (x)*	5,082	29,730
Ocular Therapeutix, Inc. (x)*	830	6,947
Omeros Corp. (x)*	1,023	10,148
Ono Pharmaceutical Co. Ltd.	11,735	256,588
Pacira Pharmaceuticals, Inc.*	1,587	51,260
Paratek Pharmaceuticals, Inc.*	806	12,412
Phibro Animal Health Corp., Class A	735	21,536
Prestige Brands Holdings, Inc.*	2,347	122,279
Reata Pharmaceuticals, Inc., Class A (x)*	238	5,196
Revance Therapeutics, Inc. (x)*	12,319	255,002
SciClone Pharmaceuticals, Inc.*	2,239	24,181
Sucampo Pharmaceuticals, Inc., Class A (x)*	1,069	14,485
Supernus Pharmaceuticals, Inc.*	2,062	52,066
Teligent, Inc. (x)*	1,783	11,786
TherapeuticsMD, Inc. (x)*	34,670	200,046
Theravance Biopharma, Inc. (x)*	1,727	55,057
Titan Pharmaceuticals, Inc. (x)*	765	3,060
WaVe Life Sciences Ltd. (x)*	252	6,590

		3,583,377

Total Health Care		29,789,986

Industrials (18.1%)
Aerospace & Defense (2.3%)
Aerojet Rocketdyne Holdings, Inc.*	1,343	24,107
Aerovironment, Inc.*	143	3,837
Astronics Corp.*	13,038	441,206
B/E Aerospace, Inc.	4,551	273,925
BWX Technologies, Inc.	4,146	164,596
Cubic Corp.	3,500	167,825
Curtiss-Wright Corp.	1,419	139,573
DigitalGlobe, Inc.*	7,718	221,121
HEICO Corp.	861	66,426
HEICO Corp., Class A	1,752	118,961
Hexcel Corp.	13,496	694,233
Huntington Ingalls Industries, Inc.	1,731	318,833
KEYW Holding Corp. (The)(x)*	22,513	265,428
Mercury Systems, Inc.*	11,835	357,654
Moog, Inc., Class A*	146	9,589
National Presto Industries, Inc.	24	2,554
Sparton Corp.*	27	644
Spirit AeroSystems Holdings, Inc., Class A	2,808	163,847
TASER International, Inc.*	2,332	56,528
Teledyne Technologies, Inc.*	428	52,644
TransDigm Group, Inc.	1,494	371,946
Vectrus, Inc.*	92	2,194

		3,917,671

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	325	5,187
Echo Global Logistics, Inc.*	5,302	132,815
Expeditors International of Washington, Inc.	6,942	367,647
Forward Air Corp.	1,349	63,916
Hub Group, Inc., Class A*	1,441	63,044
Radiant Logistics, Inc.*	1,464	5,710

		638,319

Airlines (0.8%)
Alaska Air Group, Inc.	4,335	384,645
Allegiant Travel Co.	3,079	512,345
Hawaiian Holdings, Inc.*	2,332	132,924
JetBlue Airways Corp.*	1,076	24,124
Spirit Airlines, Inc.*	6,407	370,709

		1,424,747

Building Products (1.7%)
A.O. Smith Corp.	14,084	666,877
AAON, Inc.	1,799	59,457
Advanced Drainage Systems, Inc.	1,485	30,591
Allegion plc	4,266	273,024
American Woodmark Corp.*	612	46,053
Apogee Enterprises, Inc. (x)	1,280	68,557
Armstrong Flooring, Inc.*	61	1,215
Builders FirstSource, Inc.*	3,695	40,534
Caesarstone Ltd. (x)*	1,048	30,025
Continental Building Products, Inc.*	1,551	35,828
Fortune Brands Home & Security, Inc.	6,788	362,886
Gibraltar Industries, Inc.*	899	37,443
Griffon Corp.	1,111	29,108
Insteel Industries, Inc.	756	26,944
Lennox International, Inc.	4,735	725,261
Masonite International Corp.*	1,319	86,790
NCI Building Systems, Inc.*	1,175	18,389
Patrick Industries, Inc.*	643	49,061
PGT Innovations, Inc.*	2,113	24,194
Ply Gem Holdings, Inc.*	904	14,690
Quanex Building Products Corp.	117	2,375
Simpson Manufacturing Co., Inc.	1,828	79,975
Trex Co., Inc.*	1,308	84,235
Universal Forest Products, Inc.	762	77,861

		2,871,373

Commercial Services & Supplies (2.6%)
Advanced Disposal Services, Inc.*	6,621	147,119
Aqua Metals, Inc. (x)*	448	5,873
Brady Corp., Class A	1,532	57,527
Brink’s Co. (The)	1,982	81,758
Clean Harbors, Inc.*	6,026	335,347
Copart, Inc.*	11,446	634,222
Covanta Holding Corp.	5,160	80,496
Deluxe Corp.	2,161	154,749
G&K Services, Inc., Class A	635	61,246
Healthcare Services Group, Inc.	3,106	121,662
Heritage-Crystal Clean, Inc.*	289	4,537
Herman Miller, Inc.	2,615	89,433
HNI Corp.	1,997	111,672
InnerWorkings, Inc.*	1,569	15,455
Interface, Inc.	12,385	229,742
KAR Auction Services, Inc.	6,116	260,664

See Notes to Financial Statements.

1412

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Kimball International, Inc., Class B	1,351	$23,724
Knoll, Inc.	2,149	60,022
LSC Communications, Inc.	783	23,239
Matthews International Corp., Class A	1,411	108,435
Mobile Mini, Inc.	12,183	368,536
MSA Safety, Inc.	935	64,824
Multi-Color Corp.	602	46,715
Pitney Bowes, Inc.	8,378	127,262
Quad/Graphics, Inc.	667	17,929
Rollins, Inc.	4,248	143,497
RR Donnelley & Sons Co.	2,088	34,076
SP Plus Corp.*	654	18,410
Steelcase, Inc., Class A	17,989	322,003
Team, Inc.*	1,281	50,279
Tetra Tech, Inc.	417	17,994
U.S. Ecology, Inc.	10,958	538,586
UniFirst Corp.	63	9,050
Viad Corp.	504	22,226
West Corp.	325	8,047

		4,396,356

Construction & Engineering (0.6%)
Argan, Inc.	590	41,625
Comfort Systems USA, Inc.	1,638	54,545
Dycom Industries, Inc. (x)*	5,123	411,325
EMCOR Group, Inc.	448	31,700
Granite Construction, Inc.	1,319	72,545
Great Lakes Dredge & Dock Corp.*	150	630
IES Holdings, Inc.*	308	5,898
MasTec, Inc.*	2,922	111,767
NV5 Global, Inc.*	214	7,148
Primoris Services Corp.	1,773	40,389
Quanta Services, Inc.*	1,736	60,500
Tutor Perini Corp.*	256	7,168
Valmont Industries, Inc.	788	111,029

		956,269

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	262	5,604
AMETEK, Inc.	5,458	265,258
Atkore International Group, Inc.*	315	7,532
AZZ, Inc.	1,122	71,696
Energous Corp.*	637	10,733
EnerSys	566	44,205
Generac Holdings, Inc.*	2,969	120,957
General Cable Corp.	2,050	39,053
Hubbell, Inc.	1,565	182,636
Plug Power, Inc. (x)*	4,228	5,074
Power Solutions International, Inc. (x)*	200	1,500
Rockwell Automation, Inc.	2,302	309,388
Vicor Corp.*	594	8,969

		1,072,605

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	4,854	535,347
Raven Industries, Inc.	984	24,797

		560,144

Machinery (4.6%)
Actuant Corp., Class A	1,242	32,230
Alamo Group, Inc.	92	7,001
Albany International Corp., Class A	161	7,454
Altra Industrial Motion Corp.	8,927	329,406
Astec Industries, Inc.	398	26,849
Blue Bird Corp.*	198	3,059
CLARCOR, Inc.	2,100	173,187
Donaldson Co., Inc.	5,197	218,690
Douglas Dynamics, Inc.	826	27,795
Energy Recovery, Inc. (x)*	1,520	15,732
EnPro Industries, Inc.	948	63,857
Flowserve Corp. (x)	3,505	168,415
Franklin Electric Co., Inc.	1,936	75,310
Global Brass & Copper Holdings, Inc.	855	29,327
Gorman-Rupp Co. (The)	666	20,613
Graco, Inc.	2,452	203,737
Hillenbrand, Inc.	2,741	105,117
Hyster-Yale Materials Handling, Inc.	113	7,206
IDEX Corp.	8,544	769,473
John Bean Technologies Corp.	1,271	109,242
Kadant, Inc.	65	3,978
Kennametal, Inc.	8,400	262,584
Lincoln Electric Holdings, Inc.	7,317	560,994
Lindsay Corp. (x)	419	31,262
Lydall, Inc.*	733	45,336
Manitowoc Foodservice, Inc.*	2,454	47,436
Middleby Corp. (The)*	11,354	1,462,509
Milacron Holdings Corp.*	547	10,191
Miller Industries, Inc.	51	1,349
Mueller Industries, Inc.	1,783	71,249
Mueller Water Products, Inc., Class A	7,032	93,596
Navistar International Corp.*	134	4,204
Nordson Corp.	6,832	765,526
Omega Flex, Inc.	126	7,026
Proto Labs, Inc. (x)*	1,087	55,817
RBC Bearings, Inc.*	1,022	94,852
Rexnord Corp.*	2,810	55,048
Snap-on, Inc.	1,872	320,617
Standex International Corp.	411	36,106
Sun Hydraulics Corp.	1,009	40,330
Supreme Industries, Inc., Class A	331	5,197
Tennant Co.	753	53,614
Toro Co. (The)	4,735	264,923
Wabash National Corp.	773	12,229
WABCO Holdings, Inc.*	2,349	249,346
Wabtec Corp.	3,821	317,219
Watts Water Technologies, Inc., Class A	1,140	74,328
Woodward, Inc.	2,337	161,370
Xylem, Inc.	4,140	205,013

		7,706,949

Marine (0.0%)
Matson, Inc.	852	30,152

See Notes to Financial Statements.

1413

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Professional Services (1.1%)
Advisory Board Co. (The)*	7,073	$235,177
Barrett Business Services, Inc.	315	20,192
CEB, Inc.	1,459	88,415
Dun & Bradstreet Corp. (The)	652	79,101
Exponent, Inc.	1,128	68,018
Franklin Covey Co.*	344	6,932
FTI Consulting, Inc.*	144	6,492
GP Strategies Corp.*	543	15,530
Hill International, Inc.*	558	2,427
Huron Consulting Group, Inc.*	1,414	71,619
Insperity, Inc.	730	51,794
Kforce, Inc.	1,114	25,733
Korn/Ferry International	1,486	43,733
Mistras Group, Inc.*	756	19,414
On Assignment, Inc.*	2,250	99,360
Robert Half International, Inc.	5,655	275,851
TransUnion*	16,236	502,179
TriNet Group, Inc.*	1,851	47,423
TrueBlue, Inc.*	114	2,810
WageWorks, Inc.*	1,614	117,015

		1,779,215

Road & Rail (1.0%)
AMERCO	157	58,026
Avis Budget Group, Inc.*	3,538	129,774
Genesee & Wyoming, Inc., Class A*	5,102	354,129
Heartland Express, Inc. (x)	2,198	44,751
Hertz Global Holdings, Inc.*	631	13,604
JB Hunt Transport Services, Inc.	3,124	303,247
Knight Transportation, Inc.	9,905	327,360
Landstar System, Inc.	1,888	161,046
Old Dominion Freight Line, Inc.*	1,867	160,170
Swift Transportation Co. (x)*	3,296	80,291
Universal Logistics Holdings, Inc.	183	2,992
YRC Worldwide, Inc.*	234	3,108

		1,638,498

Trading Companies & Distributors (2.1%)
AerCap Holdings NV*	6,931	288,399
Air Lease Corp.	2,112	72,505
Applied Industrial Technologies, Inc.	698	41,461
Beacon Roofing Supply, Inc.*	9,940	457,936
BMC Stock Holdings, Inc.*	2,064	40,248
Fastenal Co.	16,499	775,123
GMS, Inc.*	312	9,135
H&E Equipment Services, Inc.	1,320	30,690
HD Supply Holdings, Inc.*	8,937	379,912
Herc Holdings, Inc.*	210	8,434
Kaman Corp.	93	4,550
Lawson Products, Inc.*	161	3,832
MSC Industrial Direct Co., Inc., Class A	845	78,070
Neff Corp., Class A*	85	1,199
Real Industry, Inc.*	1,132	6,905
SiteOne Landscape Supply, Inc.*	508	17,643
Triton International Ltd.	323	5,103
United Rentals, Inc.*	3,349	353,587
Univar, Inc.*	14,790	419,592
Watsco, Inc.	3,642	539,453

		3,533,777

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	528	7,894

Total Industrials		30,533,969

Information Technology (24.0%)
Communications Equipment (1.7%)
ADTRAN, Inc.	1,395	31,178
Aerohive Networks, Inc.*	944	5,381
Arista Networks, Inc.*	11,760	1,138,016
ARRIS International plc*	1,908	57,488
CalAmp Corp.*	1,595	23,128
Ciena Corp.*	6,053	147,750
Clearfield, Inc.*	502	10,391
CommScope Holding Co., Inc.*	5,686	211,519
Extreme Networks, Inc.*	4,527	22,771
Finisar Corp.*	5,430	164,366
Infinera Corp.*	4,331	36,770
InterDigital, Inc.	1,528	139,583
Ixia*	6,113	98,419
Lumentum Holdings, Inc.*	2,226	86,035
NETGEAR, Inc.*	948	51,524
Oclaro, Inc.*	4,215	37,724
Plantronics, Inc.	1,537	84,166
Quantenna Communications, Inc.*	5,000	90,650
ShoreTel, Inc.*	14,163	101,265
Silicom Ltd.	61	2,506
Sonus Networks, Inc.*	266	1,676
Ubiquiti Networks, Inc.*	1,145	66,181
ViaSat, Inc.*	5,029	333,021

		2,941,508

Electronic Equipment, Instruments & Components (1.7%)
Badger Meter, Inc.	1,238	45,744
Belden, Inc.	1,861	139,147
CDW Corp.	7,230	376,611
Cognex Corp.	5,925	376,949
Coherent, Inc.*	1,069	146,865
ePlus, Inc.*	201	23,155
Fabrinet*	1,541	62,102
FARO Technologies, Inc.*	3,308	119,088
Fitbit, Inc., Class A (x)*	4,559	33,372
II-VI, Inc.*	737	21,852
IPG Photonics Corp.*	1,321	130,396
Itron, Inc.*	1,473	92,578
Littelfuse, Inc.	977	148,279
Mesa Laboratories, Inc.	132	16,203
Methode Electronics, Inc.	1,472	60,867
MTS Systems Corp.	657	37,252
National Instruments Corp.	3,610	111,260
Novanta, Inc.*	359	7,539
RadiSys Corp.*	1,453	6,437
Rogers Corp.*	274	21,046
Trimble, Inc.*	19,382	584,367
Universal Display Corp.*	1,830	103,029
VeriFone Systems, Inc.*	4,954	87,834
Zebra Technologies Corp., Class A*	1,879	161,143

		2,913,115

See Notes to Financial Statements.

1414

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Internet Software & Services (4.4%)
2U, Inc.*	31,017	$935,162
Alarm.com Holdings, Inc. (x)*	16,354	455,131
Amber Road, Inc.*	648	5,884
Angie’s List, Inc. (x)*	1,928	15,867
Appfolio, Inc., Class A*	235	5,605
Bazaarvoice, Inc.*	34,300	166,355
Benefitfocus, Inc. (x)*	565	16,781
Blucora, Inc.*	346	5,104
Box, Inc., Class A (x)*	2,128	29,494
Brightcove, Inc.*	1,400	11,270
Carbonite, Inc.*	787	12,907
Care.com, Inc.*	682	5,845
ChannelAdvisor Corp.*	986	14,149
Cimpress NV (x)*	1,110	101,687
CommerceHub, Inc.*	330	4,958
comScore, Inc.*	2,131	67,297
Cornerstone OnDemand, Inc.*	2,223	94,055
CoStar Group, Inc.*	6,615	1,246,860
DHI Group, Inc.*	2,172	13,575
EarthLink Holdings Corp.	4,557	25,701
Endurance International Group Holdings, Inc. (x)*	2,623	24,394
Envestnet, Inc.*	12,430	438,158
Five9, Inc.*	1,457	20,675
GoDaddy, Inc., Class A*	14,427	504,223
Gogo, Inc. (x)*	2,480	22,866
GrubHub, Inc.*	3,559	133,890
GTT Communications, Inc.*	1,160	33,350
Hortonworks, Inc. (x)*	1,754	14,576
IAC/InterActiveCorp*	2,449	158,671
Instructure, Inc.*	451	8,817
Intralinks Holdings, Inc.*	88	1,190
j2 Global, Inc.	2,087	170,717
LivePerson, Inc.*	2,601	19,638
LogMeIn, Inc.	4,671	450,984
Match Group, Inc. (x)*	1,275	21,803
MeetMe, Inc.*	1,561	7,696
MINDBODY, Inc., Class A (x)*	622	13,249
New Relic, Inc. (x)*	965	27,261
NIC, Inc.	2,853	68,187
Nutanix, Inc., Class A (x)*	324	8,605
Pandora Media, Inc. (x)*	25,380	330,955
Q2 Holdings, Inc.*	6,627	191,189
Quotient Technology, Inc. (x)*	2,707	29,100
Reis, Inc.	217	4,828
Shutterstock, Inc. (x)*	866	41,152
SPS Commerce, Inc.*	725	50,670
Stamps.com, Inc. (x)*	715	81,975
TechTarget, Inc.*	222	1,894
Trade Desk, Inc. (The), Class A (x)*	200	5,534
TrueCar, Inc. (x)*	2,374	29,675
Twilio, Inc., Class A (x)*	461	13,300
Web.com Group, Inc.*	1,917	40,545
WebMD Health Corp. (x)*	1,619	80,254
Xactly Corp.*	990	10,890
XO Group, Inc.*	1,123	21,842
Yelp, Inc.*	2,332	88,919
Zillow Group, Inc., Class A (x)*	1,582	57,664
Zillow Group, Inc., Class C (x)*	19,725	719,370

		7,182,393

IT Services (2.9%)
Acxiom Corp.*	1,674	44,863
ALJ Regional Holdings, Inc. (x)*	860	3,775
Black Knight Financial Services, Inc., Class A (x)*	1,033	39,047
Blackhawk Network Holdings, Inc.*	2,427	91,437
Booz Allen Hamilton Holding Corp.	4,746	171,188
Broadridge Financial Solutions, Inc.	5,232	346,882
Cardtronics plc, Class A*	1,958	106,848
Cass Information Systems, Inc.	272	20,011
Convergys Corp.	1,978	48,580
CoreLogic, Inc.*	2,314	85,225
CSG Systems International, Inc.	1,429	69,164
CSRA, Inc.	7,258	231,095
DST Systems, Inc.	1,459	156,332
EPAM Systems, Inc.*	4,489	288,688
Euronet Worldwide, Inc.*	2,249	162,895
EVERTEC, Inc.	2,293	40,701
ExlService Holdings, Inc.*	1,437	72,482
Forrester Research, Inc.	419	17,996
Gartner, Inc.*	3,552	359,001
Genpact Ltd.*	6,690	162,835
Global Payments, Inc.	4,350	301,934
Hackett Group, Inc. (The)	996	17,589
Information Services Group, Inc.*	1,356	4,936
Jack Henry & Associates, Inc.	3,489	309,753
Leidos Holdings, Inc.	2,946	150,658
Lionbridge Technologies, Inc.*	2,809	16,292
MAXIMUS, Inc.	2,861	159,615
NeuStar, Inc., Class A*	691	23,079
Perficient, Inc.*	1,111	19,431
PFSweb, Inc.*	457	3,885
Planet Payment, Inc.*	1,844	7,524
Sabre Corp.	9,205	229,665
Science Applications International Corp.	1,868	158,406
ServiceSource International, Inc.*	1,405	7,980
Square, Inc., Class A*	2,279	31,063
Syntel, Inc.	1,426	28,221
TeleTech Holdings, Inc.	722	22,021
Teradata Corp.*	5,749	156,200
Travelport Worldwide Ltd.	3,780	53,298
Unisys Corp. (x)*	1,302	19,465
Vantiv, Inc., Class A*	6,686	398,619
Virtusa Corp.*	1,294	32,505
WEX, Inc.*	1,713	191,171

		4,862,355

Semiconductors & Semiconductor Equipment (3.9%)
Acacia Communications, Inc. (x)*	231	14,264
Advanced Energy Industries, Inc.*	1,656	90,666
Advanced Micro Devices, Inc.*	15,848	179,716
Ambarella, Inc. (x)*	570	30,854
Analog Devices, Inc.	3,800	275,956
Applied Micro Circuits Corp.*	3,323	27,415
Cabot Microelectronics Corp.	144	9,096
Cavium, Inc.*	14,820	925,360
CEVA, Inc.*	866	29,054

See Notes to Financial Statements.

1415

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Cirrus Logic, Inc.*	5,527	$312,497
Cree, Inc.*	1,612	42,541
Entegris, Inc.*	3,925	70,258
Exar Corp.*	273	2,943
FormFactor, Inc.*	1,725	19,320
Impinj, Inc. (x)*	150	5,301
Inphi Corp.*	1,775	79,201
Integrated Device Technology, Inc.*	25,829	608,531
Intersil Corp., Class A	19,200	428,160
Lattice Semiconductor Corp.*	70,044	515,524
MACOM Technology Solutions Holdings, Inc. (x)*	9,925	459,329
MaxLinear, Inc., Class A*	2,470	53,846
Micron Technology, Inc.*	18,655	408,918
Microsemi Corp.*	12,299	663,777
MKS Instruments, Inc.	126	7,484
Monolithic Power Systems, Inc.	1,715	140,510
Nanometrics, Inc.*	10,635	266,513
NeoPhotonics Corp.*	216	2,335
NVE Corp.	94	6,714
ON Semiconductor Corp.*	38,950	497,002
PDF Solutions, Inc.*	1,049	23,655
Power Integrations, Inc.	1,211	82,166
Rambus, Inc.*	1,232	16,965
Semtech Corp.*	2,854	90,044
Silicon Laboratories, Inc.*	1,823	118,495
Synaptics, Inc.*	1,543	82,674
Tessera Holding Corp.	1,410	62,322

		6,649,406

Software (8.9%)
8x8, Inc.*	3,894	55,684
A10 Networks, Inc.*	1,909	15,864
ACI Worldwide, Inc.*	5,080	92,202
American Software, Inc., Class A	1,111	11,477
ANSYS, Inc.*	1,011	93,507
Aspen Technology, Inc.*	17,096	934,808
Atlassian Corp. plc, Class A*	1,155	27,812
Barracuda Networks, Inc.*	961	20,594
Blackbaud, Inc.	2,084	133,376
Blackline, Inc.*	68	1,879
Bottomline Technologies de, Inc.*	15,782	394,866
BroadSoft, Inc.*	10,102	416,708
Cadence Design Systems, Inc.*	23,456	591,560
Callidus Software, Inc.*	27,080	454,944
CommVault Systems, Inc.*	1,707	87,740
CyberArk Software Ltd.*	7,510	341,705
Digimarc Corp. (x)*	327	9,810
Ebix, Inc. (x)	1,168	66,634
Ellie Mae, Inc.*	4,772	399,321
EnerNOC, Inc. (x)*	968	5,808
Exa Corp.*	595	9,139
Fair Isaac Corp.	1,368	163,093
FireEye, Inc.*	1,556	18,516
Fortinet, Inc.*	6,429	193,641
Gigamon, Inc.*	1,432	65,228
Globant SA (x)*	1,137	37,919
Guidance Software, Inc.*	777	5,501
Guidewire Software, Inc.*	24,383	1,202,812
HubSpot, Inc. (x)*	12,813	602,211
Imperva, Inc.*	1,226	47,078
Jive Software, Inc.*	2,466	10,727
Manhattan Associates, Inc.*	3,201	169,749
MicroStrategy, Inc., Class A*	223	44,020
Mitek Systems, Inc.*	1,295	7,964
MobileIron, Inc.*	2,059	7,721
Mobileye NV*	15,812	602,753
Model N, Inc.*	861	7,620
Monotype Imaging Holdings, Inc.	1,752	34,777
Nuance Communications, Inc.*	7,500	111,750
Park City Group, Inc. (x)*	425	5,398
Paycom Software, Inc. (x)*	1,942	88,342
Paylocity Holding Corp. (x)*	14,150	424,642
Pegasystems, Inc.	1,563	56,268
Progress Software Corp.	306	9,771
Proofpoint, Inc.*	6,504	459,508
PROS Holdings, Inc.*	1,098	23,629
PTC, Inc.*	2,245	103,876
Qualys, Inc.*	1,198	37,917
Rapid7, Inc.*	856	10,418
RealPage, Inc.*	2,308	69,240
RingCentral, Inc., Class A*	2,588	53,313
Rosetta Stone, Inc.*	623	5,551
Rubicon Project, Inc. (The)*	645	4,786
Sapiens International Corp. NV	1,065	15,272
ServiceNow, Inc.*	9,776	726,748
Silver Spring Networks, Inc.*	1,438	19,140
Splunk, Inc.*	12,886	659,119
SS&C Technologies Holdings, Inc.	17,377	496,982
Synchronoss Technologies, Inc.*	1,818	69,629
Synopsys, Inc.*	638	37,553
Tableau Software, Inc., Class A*	2,438	102,762
Take-Two Interactive Software, Inc.*	13,047	643,087
TiVo Corp.*	1,641	34,297
Tyler Technologies, Inc.*	3,349	478,137
Ultimate Software Group, Inc. (The)*	6,469	1,179,621
Varonis Systems, Inc.*	467	12,516
VASCO Data Security International, Inc.*	1,240	16,926
VirnetX Holding Corp. (x)*	2,060	4,532
Workday, Inc., Class A*	13,155	869,414
Workiva, Inc.*	955	13,036
Zendesk, Inc.*	25,679	544,395
Zix Corp.*	2,472	12,212

		14,786,555

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	4,721	62,742
Avid Technology, Inc.*	851	3,744
CPI Card Group, Inc.	625	2,594
Cray, Inc.*	1,777	36,784
Diebold Nixdorf, Inc.	1,012	25,452
Eastman Kodak Co.*	711	11,021
Electronics for Imaging, Inc.*	2,039	89,431
Immersion Corp.*	411	4,369
NCR Corp.*	5,486	222,512
Nimble Storage, Inc.*	2,741	21,709
Pure Storage, Inc., Class A (x)*	30,697	347,183

See Notes to Financial Statements.

1416

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Stratasys Ltd.*	1,011	$16,722
Super Micro Computer, Inc.*	367	10,294
USA Technologies, Inc. (x)*	1,408	6,054

		860,611

Total Information Technology		40,195,943

Materials (4.6%)
Chemicals (2.4%)
Axalta Coating Systems Ltd.*	7,316	198,995
Balchem Corp.	1,386	116,313
Chase Corp.	312	26,068
Chemours Co. (The)	6,723	148,511
Chemtura Corp.*	1,440	47,808
Codexis, Inc. (x)*	1,363	6,270
Ferro Corp.*	3,661	52,462
Flotek Industries, Inc. (x)*	2,289	21,494
GCP Applied Technologies, Inc.*	2,640	70,620
H.B. Fuller Co.	7,964	384,741
Hawkins, Inc.	64	3,453
Ingevity Corp.*	8,568	470,039
Innophos Holdings, Inc.	752	39,300
KMG Chemicals, Inc.	176	6,845
Koppers Holdings, Inc.*	716	28,855
Minerals Technologies, Inc.	825	63,731
NewMarket Corp.	300	127,152
OMNOVA Solutions, Inc.*	1,186	11,860
Platform Specialty Products Corp.*	35,790	351,100
PolyOne Corp.	16,099	515,811
Quaker Chemical Corp.	418	53,479
Rayonier Advanced Materials, Inc.	1,139	17,609
RPM International, Inc.	5,791	311,730
Scotts Miracle-Gro Co. (The), Class A	1,847	176,481
Sensient Technologies Corp.	1,979	155,510
Stepan Co.	88	7,170
Trecora Resources*	842	11,662
Trinseo SA	1,272	75,430
Valhi, Inc.	386	1,336
Valspar Corp. (The)	3,486	361,184
W.R. Grace & Co.	1,735	117,355

		3,980,374

Construction Materials (0.5%)
Eagle Materials, Inc.	2,075	204,450
Forterra, Inc.*	346	7,494
Headwaters, Inc.*	3,221	75,758
Martin Marietta Materials, Inc.	1,845	408,723
Summit Materials, Inc., Class A*	3,393	80,719
U.S. Concrete, Inc. (x)*	639	41,855
United States Lime & Minerals, Inc.	8	606

		819,605

Containers & Packaging (1.4%)
AEP Industries, Inc.	167	19,389
AptarGroup, Inc.	699	51,342
Avery Dennison Corp.	3,731	261,991
Bemis Co., Inc.	604	28,883
Berry Plastics Group, Inc.*	5,374	261,875
Crown Holdings, Inc.*	5,980	314,369
Graphic Packaging Holding Co.	9,939	124,039
International Paper Co.	5,710	302,973
Multi Packaging Solutions International Ltd.*	927	13,219
Myers Industries, Inc.	1,057	15,115
Owens-Illinois, Inc.*	7,159	124,638
Packaging Corp. of America	4,151	352,087
Sealed Air Corp.	8,728	395,727
Silgan Holdings, Inc.	1,671	85,522

		2,351,169

Metals & Mining (0.1%)
Century Aluminum Co.*	122	1,044
Coeur Mining, Inc.*	5,460	49,631
Gold Resource Corp. (x)	1,734	7,543
Kaiser Aluminum Corp.	254	19,733
Royal Gold, Inc.	192	12,163
Steel Dynamics, Inc.	1,552	55,220
Worthington Industries, Inc.	1,991	94,454

		239,788

Paper & Forest Products (0.2%)
Boise Cascade Co.*	1,465	32,963
Clearwater Paper Corp.*	791	51,850
Deltic Timber Corp.	471	36,300
KapStone Paper and Packaging Corp.	247	5,446
Louisiana-Pacific Corp.*	5,922	112,104
Neenah Paper, Inc.	731	62,281
Schweitzer-Mauduit International, Inc.	248	11,291

		312,235

Total Materials		7,703,171

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	676	22,092
Alexander’s, Inc. (REIT)	85	36,284
Alexandria Real Estate Equities, Inc. (REIT)	328	36,451
American Assets Trust, Inc. (REIT)	613	26,408
Armada Hoffler Properties, Inc. (REIT)	1,218	17,746
Care Capital Properties, Inc. (REIT)	380	9,500
CareTrust REIT, Inc. (REIT)	2,536	38,852
Chesapeake Lodging Trust (REIT)	707	18,283
City Office REIT, Inc. (REIT)	620	8,165
CoreSite Realty Corp. (REIT)	5,585	443,281
CubeSmart (REIT)	5,381	144,049
CyrusOne, Inc. (REIT)	2,767	123,768
DuPont Fabros Technology, Inc. (REIT)(x)	3,300	144,969
EastGroup Properties, Inc. (REIT)	1,393	102,859
Education Realty Trust, Inc. (REIT)	379	16,032

See Notes to Financial Statements.

1417

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Empire State Realty Trust, Inc. (REIT), Class A	3,312	$66,869
Equinix, Inc. (REIT)	1,684	601,877
Equity LifeStyle Properties, Inc. (REIT)	3,400	245,140
FelCor Lodging Trust, Inc. (REIT)	5,200	41,652
First Industrial Realty Trust, Inc. (REIT)	1,130	31,697
Four Corners Property Trust, Inc. (REIT)	1,182	24,255
Gaming and Leisure Properties, Inc. (REIT)	8,313	254,544
GEO Group, Inc. (The) (REIT)	727	26,121
Global Medical REIT, Inc. (REIT) (x)	330	2,944
Gramercy Property Trust (REIT)	2,782	25,539
Healthcare Trust of America, Inc. (REIT), Class A	4,411	128,404
Iron Mountain, Inc. (REIT)	11,568	375,729
iStar, Inc. (REIT)*	3,164	39,139
Lamar Advertising Co. (REIT), Class A	3,644	245,023
Life Storage, Inc. (REIT)	1,336	113,907
LTC Properties, Inc. (REIT)	1,443	67,792
Medical Properties Trust, Inc. (REIT)	4,390	53,997
Monmouth Real Estate Investment Corp. (REIT)	481	7,330
National Health Investors, Inc. (REIT) (x)	1,652	122,529
National Storage Affiliates Trust (REIT)	131	2,891
Omega Healthcare Investors, Inc. (REIT)	3,036	94,905
Outfront Media, Inc. (REIT)	976	24,273
Pennsylvania REIT (REIT)	861	16,325
Physicians Realty Trust (REIT)	3,087	58,530
Potlatch Corp. (REIT)	1,790	74,554
PS Business Parks, Inc. (REIT)	875	101,955
QTS Realty Trust, Inc. (REIT), Class A	2,077	103,123
Regency Centers Corp. (REIT)	794	54,746
Retail Opportunity Investments Corp. (REIT)	3,364	71,081
Rexford Industrial Realty, Inc. (REIT)	1,127	26,135
Ryman Hospitality Properties, Inc. (REIT)	1,898	119,593
Sabra Health Care REIT, Inc. (REIT)	448	10,940
Saul Centers, Inc. (REIT)	399	26,577
Senior Housing Properties Trust (REIT)	1,222	23,132
STAG Industrial, Inc. (REIT)	3,031	72,350
Tanger Factory Outlet Centers, Inc. (REIT)	3,761	134,569
Taubman Centers, Inc. (REIT)	1,288	95,222
Terreno Realty Corp. (REIT)	484	13,789
UMH Properties, Inc. (REIT)	279	4,199
Universal Health Realty Income Trust (REIT)	378	24,793
Urban Edge Properties (REIT)	3,974	109,325
Urstadt Biddle Properties, Inc. (REIT), Class A	1,151	27,751
Washington Prime Group, Inc. (REIT)	1,742	18,134
Washington Real Estate Investment Trust (REIT)	1,127	36,842

		5,008,961

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.	1,089	48,863
Altisource Portfolio Solutions SA (x)*	551	14,651
AV Homes, Inc.*	166	2,623
Consolidated-Tomoka Land Co.	158	8,440
HFF, Inc., Class A	1,655	50,064
Kennedy-Wilson Holdings, Inc.	1,811	37,126
Marcus & Millichap, Inc.*	571	15,257
RMR Group, Inc. (The), Class A	300	11,850

		188,874

Total Real Estate		5,197,835

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
Cogent Communications Holdings, Inc.	1,838	76,000
Consolidated Communications Holdings, Inc. (x)	1,522	40,866
FairPoint Communications, Inc.*	875	16,363
General Communication, Inc., Class A*	1,553	30,206
Globalstar, Inc. (x)*	10,167	16,064
IDT Corp., Class B	455	8,436
Inteliquent, Inc.	1,442	33,051
Lumos Networks Corp.*	83	1,296
ORBCOMM, Inc.*	2,604	21,535
Straight Path Communications, Inc., Class B (x)*	391	13,259
Vonage Holdings Corp.*	815	5,583
Windstream Holdings, Inc. (x)	512	3,753
Zayo Group Holdings, Inc.*	7,252	238,300

		504,712

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	821	10,008
Shenandoah Telecommunications Co.	2,046	55,856

		65,864

Total Telecommunication Services		570,576

Utilities (0.2%)
Electric Utilities (0.0%)
MGE Energy, Inc.	711	46,428
Spark Energy, Inc., Class A (x)	219	6,636

		53,064

See Notes to Financial Statements.

1418

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Gas Utilities (0.0%)
Chesapeake Utilities Corp.	77	$5,155
New Jersey Resources Corp.	318	11,289
Southwest Gas Corp.	224	17,163
WGL Holdings, Inc.	119	9,077

		42,684

Independent Power and Renewable Electricity Producers (0.1%)
Ormat Technologies, Inc.	773	41,448
Pattern Energy Group, Inc.	2,338	44,399

		85,847

Water Utilities (0.1%)
American States Water Co.	1,066	48,566
California Water Service Group	1,257	42,612
Connecticut Water Service, Inc.	108	6,032
Global Water Resources, Inc. (x)	340	3,094
Middlesex Water Co.	591	25,378
York Water Co. (The)	493	18,833

		144,515

Total Utilities		326,110

Total Common Stocks (99.3%) (Cost $129,311,664)		167,125,756

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Dyax Corp. (Contingent Value Shares)*†	6,078	5,060

Total Health Care		5,060

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	535	1,204

Total Telecommunication Services		1,204

Total Rights (0.0%) (Cost $—)		6,264

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	1,021,793	1,022,099

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.1%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	200,000	200,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $500,039, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $510,000. (xx)	500,000	500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,600,187, collateralized by various Common Stocks; total market value $1,778,488. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $500,053, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $510,002. (xx)	500,000	500,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,468,281, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,497,563. (xx)	1,468,199	1,468,199
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $250,013, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $255,003. (xx)	250,000	250,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $600,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	600,000	600,000

See Notes to Financial Statements.

1419

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	$600,000	$600,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,051, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,000,111, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $2,040,001. (xx)	2,000,000	2,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		12,018,199

Total Short-Term Investments (7.7%) (Cost $13,040,192)		13,040,298

Total Investments (107.0%) (Cost $142,351,856)		180,172,318
Other Assets Less Liabilities (-7.0%)		(11,749,564)

Net Assets (100%)		$168,422,754

*	Non-income producing.
†	Securities (totaling $6,264 or 0.0% of net assets) held at fair value by management.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $11,770,955. This was secured by cash collateral of $12,018,199 which was subsequently invested in joint repurchase agreements with a total value of $12,018,199, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $164,930 collateralized by various U.S. Government Treasury Securities, ranging from 0.125% - 6.500%, maturing 4/30/17 - 2/15/42.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1	March-17	$68,800	$67,845	$(955)
S&P MidCap 400 E-Mini Index	1	March-17	167,568	165,910	(1,658)

					$(2,613)

See Notes to Financial Statements.

1420

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)(b)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (c)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$31,502,113	$—	$—	$31,502,113
Consumer Staples	5,536,727	299	—	5,537,026
Energy	4,403,532	—	—	4,403,532
Financials	11,365,495	—	—	11,365,495
Health Care	29,252,163	537,823	—	29,789,986
Industrials	30,533,969	—	—	30,533,969
Information Technology	40,195,943	—	—	40,195,943
Materials	7,703,171	—	—	7,703,171
Real Estate	5,197,835	—	—	5,197,835
Telecommunication Services	570,576	—	—	570,576
Utilities	326,110	—	—	326,110
Rights
Health Care	—	—	5,060	5,060
Telecommunication Services	—	—	1,204	1,204
Short-Term Investments
Investment Companies	1,022,099	—	—	1,022,099
Repurchase Agreements	—	12,018,199	—	12,018,199

Total Assets	$167,609,733	$12,556,321	$6,264	$180,172,318

Liabilities:
Futures	$(2,613)	$—	$—	$(2,613)

Total Liabilities	$(2,613)	$—	$—	$(2,613)

Total	$167,607,120	$12,556,321	$6,264	$180,169,705

(a)	A security with a market value of $12,489 transferred from Level 2 to Level 1 at the end of the year due to active trading.
(b)	A security with a market value of $1,167 transferred from Level 3 to Level 1 at the end of the year due to active trading.
(c)	A security with a market value of $299 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,613	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$629	$629
Equity contracts	256,554	—	256,554

Total	$256,554	$629	$257,183

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$11,539

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and forward contracts for hedging.

The Portfolio held futures contracts with an average notional balance of approximately $1,472,000 and held forward foreign currency contracts with an average settlement value of approximately $42,600 for 19 days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$78,652,597
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$84,234,397

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,140,756
Aggregate gross unrealized depreciation	(7,925,139)

Net unrealized appreciation	$37,215,617

Federal income tax cost of investments	$142,956,701

For the year ended December 31, 2016, the Portfolio incurred approximately $207 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Unaffiliated Issuers (Cost $130,333,657)	$168,154,119
Repurchase Agreements (Cost $12,018,199)	12,018,199
Cash	626,867
Foreign cash (Cost $2)	1
Cash held as collateral at broker	10,300
Receivable for securities sold	242,396
Dividends, interest and other receivables	73,329
Receivable from Separate Accounts for Trust shares sold	19,817
Securities lending income receivable	14,612
Other assets	531

Total assets	181,160,171

LIABILITIES
Payable for return of collateral on securities loaned	12,018,199
Payable for securities purchased	281,780
Payable to Separate Accounts for Trust shares redeemed	210,488
Investment management fees payable	75,878
Distribution fees payable – Class IB	23,697
Administrative fees payable	18,085
Trustees’ fees payable	5,068
Distribution fees payable – Class IA	2,662
Due to broker for futures variation margin	976
Accrued expenses	100,584

Total liabilities	12,737,417

NET ASSETS	$168,422,754

Net assets were comprised of:
Paid in capital	$130,348,636
Accumulated undistributed net investment income (loss)	37,192
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	219,077
Net unrealized appreciation (depreciation) on investments and futures	37,817,849

Net assets	$168,422,754

Class IA
Net asset value, offering and redemption price per share, $12,253,129 / 1,379,142 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.88

Class IB
Net asset value, offering and redemption price per share, $110,294,916 / 13,086,171 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.43

Class K
Net asset value, offering and redemption price per share, $45,874,709 / 5,088,122 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.02

(x)	Includes value of securities on loan of $11,770,955.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of $9,920 foreign withholding tax)	$1,473,299
Interest	2,157
Securities lending (net)	142,130

Total income	1,617,586

EXPENSES
Investment management fees	1,302,624
Distribution fees – Class IB	271,005
Administrative fees	204,237
Custodian fees	185,600
Professional fees	86,345
Distribution fees – Class IA	30,358
Printing and mailing expenses	11,351
Trustees’ fees	3,989
Miscellaneous	6,982

Gross expenses	2,102,491
Less: Waiver from investment manager	(363,525)

Net expenses	1,738,966

NET INVESTMENT INCOME (LOSS)	(121,380)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	4,101,461
Net distributions of realized gain received from underlying funds	12
Futures	256,554
Foreign currency transactions	748

Net realized gain (loss)	4,358,775

Change in unrealized appreciation (depreciation) on:
Investments	7,485,376
Futures	11,539

Net change in unrealized appreciation (depreciation)	7,496,915

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,855,690

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,734,310

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(121,380)	$(816,879)
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	4,358,775	12,887,338
Net change in unrealized appreciation (depreciation) on investments and futures	7,496,915	(14,227,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,734,310	(2,157,332)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(274,065)	(1,155,930)
Class IB	(2,566,719)	(10,704,488)
Class K	(1,107,116)	(3,257,016)

TOTAL DISTRIBUTIONS	(3,947,900)	(15,117,434)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 39,382 and 108,584 shares, respectively ]	330,440	1,048,614
Capital shares issued in reinvestment of distributions [ 30,440 and 135,187 shares, respectively ]	274,065	1,155,930
Capital shares repurchased [ (195,712) and (269,834) shares, respectively ]	(1,676,325)	(2,572,594)

Total Class IA transactions	(1,071,820)	(368,050)

Class IB
Capital shares sold [ 979,853 and 1,512,584 shares, respectively ]	7,562,951	14,040,788
Capital shares issued in reinvestment of distributions [ 300,447 and 1,317,555 shares, respectively ]	2,566,719	10,704,488
Capital shares repurchased [ (2,412,679) and (1,824,583) shares, respectively ]	(19,107,795)	(16,831,776)

Total Class IB transactions	(8,978,125)	7,913,500

Class K
Capital shares sold [ 848,697 and 51,003 shares, respectively ]	6,364,204	505,608
Capital shares issued in reinvestment of distributions [ 121,170 and 375,720 shares, respectively ]	1,107,116	3,257,016
Capital shares repurchased [ (196,794) and (473,543) shares, respectively ]	(1,661,004)	(4,794,371)

Total Class K transactions	5,810,316	(1,031,747)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,239,629)	6,513,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,546,781	(10,761,063)
NET ASSETS:
Beginning of year	164,875,973	175,637,036

End of year (a)	$168,422,754	$164,875,973

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$37,192	$(13,020)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.50	$9.47	$10.08	$9.85	$8.54

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.05)	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.60	(0.11)	0.54	3.91	1.36

Total from investment operations	0.59	(0.16)	0.48	3.81	1.31

Less distributions:
Distributions from net realized gains	(0.21)	(0.81)	(1.09)	(3.58)	—

Net asset value, end of year	$8.88	$8.50	$9.47	$10.08	$9.85

Total return	6.78%	(1.58)%	4.91%	40.15%	15.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,253	$12,799	$14,497	$15,677	$12,192
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.15%	1.23%	1.25%	1.26%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.15%	1.23%	1.25%	1.26%
Before waivers, reimbursements and fees paid indirectly (f)	1.36%	1.31%	1.36%	1.32%	1.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.14)%	(0.52)%	(0.62)%	(0.82)%	(0.54)%
After waivers, reimbursements and fees paid indirectly (f)	(0.14)%	(0.52)%	(0.62)%	(0.82)%	(0.53)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.36)%	(0.68)%	(0.76)%	(0.89)%	(0.54)%
Portfolio turnover rate^	49%	44%	59%	66%	54%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.08	$9.04	$9.67	$9.56	$8.28

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.05)	(0.06)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.57	(0.10)	0.52	3.78	1.33

Total from investment operations	0.56	(0.15)	0.46	3.69	1.28

Less distributions:
Distributions from net realized gains	(0.21)	(0.81)	(1.09)	(3.58)	—

Net asset value, end of year	$8.43	$8.08	$9.04	$9.67	$9.56

Total return	6.76%	(1.53)%	4.92%	40.14%	15.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,295	$114,846	$119,389	$122,032	$402,021
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.15%	1.23%	1.25%	1.26%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.15%	1.23%	1.25%	1.26%
Before waivers, reimbursements and fees paid indirectly (f)	1.36%	1.31%	1.36%	1.28%	1.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.14)%	(0.52)%	(0.62)%	(0.80)%	(0.53)%
After waivers, reimbursements and fees paid indirectly (f)	(0.14)%	(0.52)%	(0.62)%	(0.80)%	(0.53)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.36)%	(0.68)%	(0.76)%	(0.83)%	(0.54)%
Portfolio turnover rate^	49%	44%	59%	66%	54%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.63	$9.57	$10.16	$9.88	$8.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	(0.03)	(0.04)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.59	(0.10)	0.54	3.93	1.37

Total from investment operations	0.60	(0.13)	0.50	3.86	1.34

Less distributions:
Distributions from net realized gains	(0.21)	(0.81)	(1.09)	(3.58)	—

Net asset value, end of year	$9.02	$8.63	$9.57	$10.16	$9.88

Total return	7.07%	(1.24)%	5.07%	40.57%	15.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$45,875	$37,231	$41,750	$47,116	$41,104
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.90%	0.98%	1.00%	1.01%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.90%	0.98%	1.00%	1.01%
Before waivers, reimbursements and fees paid indirectly (f)	1.11%	1.06%	1.11%	1.07%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.11%	(0.27)%	(0.37)%	(0.57)%	(0.29)%
After waivers, reimbursements and fees paid indirectly (f)	0.11%	(0.27)%	(0.37)%	(0.56)%	(0.29)%
Before waivers, reimbursements and fees paid indirectly (f)	(0.11)%	(0.43)%	(0.50)%	(0.64)%	(0.30)%
Portfolio turnover rate^	49%	44%	59%	66%	54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Diamond Hill Capital Management, Inc.
➢	Lord, Abbett & Co. LLC - effective April 29, 2016

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	19.08%	13.02%	6.46%
Portfolio – Class IB Shares	19.06	13.04	6.33
Portfolio – Class K Shares*	19.39	13.30	12.51
Russell 2500TM Value Index	25.20	15.04	6.94

*   Date of inception 8/26/11.

    Returns for periods greater than one year are annualized. Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.06% for the year ended December 31, 2016. The Portfolio’s, the Russell 2500TM Value Index, returned 25.20% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•

An underweight position in the real estate sector provided the largest contribution to the Portfolio’s return relative to the benchmark. The Real Estate sector fell amid a general move by investors to pare back their exposure to income oriented equity holdings as the probability of a rate hike by the Federal Reserve increased.

•	Individual contributors to relative performance included materials holding Chemours Co., Cimarex Energy Co., and manufacturer of recreational vehicles Thor Industries, Inc.

•	Underweight positioning in the energy sector and stock selection within telecommunication service also benefitted relative performance.

What hurt performance during the year:

•

Security selection and an overweight position in the consumer discretionary sector were the largest detractors from the Portfolio’s return relative to the benchmark. BFC Financial Corp. and H&R Block, Inc. were notable detractors within the sector.

•

Security selection in the financials sector detracted from relative performance during the period. Within this sector, the Portfolio’s holdings of Willis Towers Watson plc, a global multinational risk management, insurance brokerage and advisory company, fell due to concerns about the impact of Brexit on the company’s business operations.

•	Security selection in the information technology and industrials sectors also detracted from relative performance during the period.

•	Overweight positioning in the health care sector detracted from relative performance. Within the sector, LifePoint Health, Inc. was the leading detractor.

Sector Weightings as of December 31, 2016	% of Net Assets
Financials	25.5%
Industrials	12.3
Information Technology	11.2
Consumer Discretionary	10.9
Real Estate	9.4
Energy	6.2
Health Care	5.5
Materials	5.4
Utilities	4.8
Consumer Staples	4.2
Repurchase Agreements	3.9
Investment Company	3.5
Telecommunication Services	0.7
Cash and Other	(3.5)

100.0%

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MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,135.18	$5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.67
Class IB
Actual	1,000.00	1,135.55	5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.67
Class K
Actual	1,000.00	1,136.43	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.40

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.12%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Auto Components (1.3%)
BorgWarner, Inc.	32,208	$1,270,285
Cooper Tire & Rubber Co.	2,649	102,914
Cooper-Standard Holdings, Inc.*	55	5,686
Dana, Inc.	7,119	135,119
Federal-Mogul Holdings Corp.*	1,330	13,712
Gentex Corp.	4,792	94,354
Goodyear Tire & Rubber Co. (The)	30,931	954,840
Lear Corp.	609	80,613
Metaldyne Performance Group, Inc.	191	4,383
Modine Manufacturing Co.*	2,203	32,825
Motorcar Parts of America, Inc.*	63	1,696
Spartan Motors, Inc.	1,433	13,255
Standard Motor Products, Inc.	414	22,033
Strattec Security Corp.	134	5,400
Superior Industries International, Inc.	1,108	29,196
Tower International, Inc.	984	27,896

		2,794,207

Automobiles (0.2%)
Thor Industries, Inc.	4,374	437,619

Distributors (0.0%)
Weyco Group, Inc.	281	8,795

Diversified Consumer Services (0.3%)
American Public Education, Inc.*	739	18,142
Apollo Education Group, Inc.*	4,461	44,164
Ascent Capital Group, Inc., Class A*	590	9,593
Bridgepoint Education, Inc.*	774	7,841
Cambium Learning Group, Inc.*	552	2,754
Career Education Corp.*	3,086	31,138
Carriage Services, Inc.	85	2,434
Chegg, Inc. (x)*	2,164	15,970
DeVry Education Group, Inc.	2,998	93,538
Graham Holdings Co., Class B	207	105,974
H&R Block, Inc.	9,962	229,026
Houghton Mifflin Harcourt Co.*	1,974	21,418
K12, Inc.*	1,555	26,684
Regis Corp.*	1,719	24,960
Sotheby’s*	1,099	43,806
Strayer Education, Inc.*	301	24,270
Weight Watchers International, Inc. (x)*	104	1,191

		702,903

Hotels, Restaurants & Leisure (1.3%)
Aramark	26,964	963,155
Belmond Ltd., Class A*	4,004	53,453
Biglari Holdings, Inc.*	44	20,821
Caesars Acquisition Co., Class A (x)*	2,140	28,890
Caesars Entertainment Corp. (x)*	2,546	21,641
Carrols Restaurant Group, Inc.*	261	3,980
Century Casinos, Inc.*	432	3,555
Choice Hotels International, Inc.	489	27,408
Cracker Barrel Old Country Store, Inc. (x)	54	$9,017
Del Frisco’s Restaurant Group, Inc.*	1,013	17,221
Del Taco Restaurants, Inc.*	1,034	14,600
Denny’s Corp.*	1,204	15,447
DineEquity, Inc.	367	28,259
El Pollo Loco Holdings, Inc.*	941	11,574
Eldorado Resorts, Inc. (x)*	156	2,644
Empire Resorts, Inc. (x)*	13	296
Extended Stay America, Inc.	2,973	48,014
Fiesta Restaurant Group, Inc.*	223	6,657
Fogo De Chao, Inc. (x)*	207	2,970
Golden Entertainment, Inc.	349	4,226
Hyatt Hotels Corp., Class A*	1,478	81,674
ILG, Inc.	4,903	89,088
International Game Technology plc	4,503	114,918
International Speedway Corp., Class A	1,301	47,877
Intrawest Resorts Holdings, Inc.*	827	14,762
J Alexander’s Holdings, Inc.*	623	6,697
Jack in the Box, Inc.	345	38,516
Kona Grill, Inc. (x)*	181	2,272
La Quinta Holdings, Inc.*	3,207	45,571
Luby’s, Inc.*	857	3,668
Marcus Corp. (The)	848	26,712
Marriott Vacations Worldwide Corp.	996	84,511
Monarch Casino & Resort, Inc.*	439	11,317
Noodles & Co. (x)*	173	709
Penn National Gaming, Inc.*	522	7,198
Pinnacle Entertainment, Inc.*	2,515	36,468
Red Lion Hotels Corp.*	538	4,492
Red Robin Gourmet Burgers, Inc.*	528	29,779
Red Rock Resorts, Inc., Class A	34,380	797,273
Ruby Tuesday, Inc.*	2,875	9,286
Speedway Motorsports, Inc.	510	11,052
Wendy’s Co. (The)	4,322	58,433

		2,806,101

Household Durables (2.5%)
Bassett Furniture Industries, Inc.	238	7,235
Beazer Homes USA, Inc. (x)*	1,445	19,219
CalAtlantic Group, Inc.	3,179	108,118
Century Communities, Inc.*	658	13,818
CSS Industries, Inc.	405	10,963
Flexsteel Industries, Inc.	265	16,343
GoPro, Inc., Class A (x)*	4,852	42,261
Green Brick Partners, Inc.*	1,069	10,743
Harman International Industries, Inc.	1,817	201,978
Hooker Furniture Corp.	450	17,078
Hovnanian Enterprises, Inc., Class A (x)*	5,536	15,113
KB Home (x)	3,176	50,213
La-Z-Boy, Inc.	1,491	46,296
Lennar Corp., Class A	15,421	662,024
Lennar Corp., Class B	248	8,556
LGI Homes, Inc. (x)*	71	2,040

See Notes to Financial Statements.

1429

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Libbey, Inc.	955	$18,584
Lifetime Brands, Inc.	506	8,982
M.D.C. Holdings, Inc.	1,279	32,819
M/I Homes, Inc.*	941	23,694
Meritage Homes Corp.*	1,748	60,830
NACCO Industries, Inc., Class A	187	16,933
New Home Co., Inc. (The)*	357	4,180
Newell Brands, Inc.	32,652	1,457,911
NVR, Inc.*	501	836,169
PulteGroup, Inc.	11,692	214,899
Toll Brothers, Inc.*	3,967	122,977
TopBuild Corp.*	1,607	57,209
TRI Pointe Group, Inc.*	6,777	77,800
UCP, Inc., Class A*	290	3,495
WCI Communities, Inc.*	1,052	24,669
Whirlpool Corp.	4,938	897,579
William Lyon Homes, Class A (x)*	1,167	22,208
ZAGG, Inc.*	1,187	8,428

		5,121,364

Internet & Direct Marketing Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	859	9,191
FTD Cos., Inc.*	894	21,313
Lands’ End, Inc. (x)*	629	9,529
Liberty Expedia Holdings, Inc., Class A*	2,081	82,553
Liberty Ventures*	3,122	115,109

		237,695

Leisure Products (0.1%)
Arctic Cat, Inc. (x)	373	5,602
Brunswick Corp.	812	44,286
Callaway Golf Co.	2,819	30,896
Escalade, Inc.	341	4,501
JAKKS Pacific, Inc. (x)*	777	4,002
Johnson Outdoors, Inc., Class A	230	9,129
Vista Outdoor, Inc.*	2,413	89,040

		187,456

Media (1.6%)
AMC Entertainment Holdings, Inc., Class A (x)	1,037	34,895
AMC Networks, Inc., Class A*	7,289	381,506
Clear Channel Outdoor Holdings, Inc., Class A	1,003	5,065
Daily Journal Corp. (x)*	19	4,594
Entercom Communications Corp., Class A	1,168	17,870
Eros International plc (x)*	1,269	16,560
EW Scripps Co. (The), Class A*	2,828	54,665
Gannett Co., Inc.	5,673	55,085
Global Eagle Entertainment, Inc. (x)*	2,046	13,217
Gray Television, Inc.*	1,184	12,846
Hemisphere Media Group, Inc.*	43	482
John Wiley & Sons, Inc., Class A	2,176	118,592
Liberty Media Corp-Liberty Braves, Class A*	376	7,704
Liberty Media Corp-Liberty Braves, Class C*	1,413	29,094
Liberty Media Corp-Liberty Media, Class A*	898	$28,152
Liberty Media Corp-Liberty Media, Class C*	1,855	58,117
Lions Gate Entertainment Corp., Class A	808	21,736
Lions Gate Entertainment Corp., Class B*	808	19,828
Live Nation Entertainment, Inc.*	2,683	71,368
Madison Square Garden Co. (The), Class A*	831	142,525
MDC Partners, Inc., Class A	1,715	11,233
Media General, Inc.*	5,242	98,707
Meredith Corp.	1,808	106,943
MSG Networks, Inc., Class A*	1,890	40,635
National CineMedia, Inc.	2,968	43,719
New Media Investment Group, Inc.	1,612	25,776
New York Times Co. (The), Class A	43,514	578,736
Reading International, Inc., Class A*	615	10,209
Regal Entertainment Group, Class A (x)	2,804	57,762
Saga Communications, Inc., Class A	167	8,400
Salem Media Group, Inc.	459	2,869
Scholastic Corp.	1,255	59,600
TEGNA, Inc.	49,917	1,067,726
Time, Inc.	4,749	84,770
Townsquare Media, Inc., Class A*	302	3,144
Tribune Media Co., Class A	3,426	119,841
tronc, Inc.	626	8,683

		3,422,654

Multiline Retail (0.3%)
Dillard’s, Inc., Class A (x)	919	57,612
Fred’s, Inc., Class A (x)	1,780	33,037
JC Penney Co., Inc. (x)*	14,808	123,054
Nordstrom, Inc. (x)	9,945	476,665
Sears Holdings Corp. (x)*	590	5,481
Tuesday Morning Corp.*	2,101	11,345

		707,194

Specialty Retail (2.1%)
Aaron’s, Inc.	42,335	1,354,298
Abercrombie & Fitch Co., Class A (x)	3,254	39,048
American Eagle Outfitters, Inc. (x)	1,032	15,655
America’s Car-Mart, Inc.*	312	13,650
Ascena Retail Group, Inc.*	5,475	33,890
AutoNation, Inc.*	1,886	91,754
Barnes & Noble Education, Inc.*	1,882	21,587
Barnes & Noble, Inc.	2,991	33,350
Big 5 Sporting Goods Corp. (x)	838	14,539
Boot Barn Holdings, Inc. (x)*	634	7,938
Buckle, Inc. (The) (x)	906	20,657
Build-A-Bear Workshop, Inc.*	604	8,305
Burlington Stores, Inc.*	1,452	123,057
Cabela’s, Inc.*	2,120	124,126
Caleres, Inc.	2,043	67,051

See Notes to Financial Statements.

1430

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Cato Corp. (The), Class A	1,021	$30,712
Chico’s FAS, Inc.	632	9,094
Citi Trends, Inc.	678	12,774
Conn’s, Inc.*	1,077	13,624
Container Store Group, Inc. (The)*	494	3,137
CST Brands, Inc.	3,579	172,329
Destination XL Group, Inc.*	1,279	5,436
Dick’s Sporting Goods, Inc.	924	49,064
DSW, Inc., Class A	3,236	73,295
Express, Inc.*	3,589	38,618
Finish Line, Inc. (The), Class A (x)	1,499	28,196
Foot Locker, Inc.	662	46,929
GameStop Corp., Class A	5,013	126,628
Genesco, Inc.*	870	54,027
Group 1 Automotive, Inc.	766	59,702
Guess?, Inc. (x)	2,901	35,102
Haverty Furniture Cos., Inc.	913	21,638
Hibbett Sports, Inc. (x)*	233	8,691
Kirkland’s, Inc.*	366	5,677
Lumber Liquidators Holdings, Inc. (x)*	1,250	19,675
MarineMax, Inc.*	572	11,068
Michael’s Cos., Inc. (The)*	1,035	21,166
Murphy USA, Inc.*	703	43,213
Office Depot, Inc.	26,447	119,540
Party City Holdco, Inc. (x)*	722	10,252
Penske Automotive Group, Inc.	1,829	94,815
Pier 1 Imports, Inc.	3,276	27,977
Rent-A-Center, Inc.	2,524	28,395
Restoration Hardware Holdings, Inc. (x)*	1,865	57,256
Shoe Carnival, Inc. (x)	661	17,834
Sonic Automotive, Inc., Class A	1,330	30,457
Sportsman’s Warehouse Holdings, Inc.*	473	4,441
Stage Stores, Inc. (x)	1,420	6,205
Staples, Inc.	114,626	1,037,365
Tailored Brands, Inc.	1,583	40,446
Tilly’s, Inc., Class A*	538	7,096
Urban Outfitters, Inc.*	945	26,914
Vitamin Shoppe, Inc.*	1,156	27,455
West Marine, Inc.*	853	8,931
Zumiez, Inc. (x)*	851	18,594

		4,422,673

Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor Corp.*	1,456	80,648
Delta Apparel, Inc.*	323	6,696
Fossil Group, Inc. (x)*	2,011	52,004
G-III Apparel Group Ltd.*	418	12,356
Hanesbrands, Inc.	33,775	728,527
Iconix Brand Group, Inc.*	2,149	20,072
Movado Group, Inc.	739	21,246
Perry Ellis International, Inc.*	560	13,950
Ralph Lauren Corp.	4,576	413,304
Sequential Brands Group, Inc. (x)*	1,869	8,747
Steven Madden Ltd.*	22,525	805,268
Unifi, Inc.*	740	24,146
Vera Bradley, Inc.*	305	3,575
Vince Holding Corp. (x)*	892	$3,613
Wolverine World Wide, Inc.	3,893	85,451

		2,279,603

Total Consumer Discretionary		23,128,264

Consumer Staples (4.2%)
Beverages (0.4%)
Craft Brew Alliance, Inc. (x)*	303	5,121
Molson Coors Brewing Co., Class B	8,190	796,969

		802,090

Food & Staples Retailing (0.2%)
Andersons, Inc. (The)	1,346	60,166
Ingles Markets, Inc., Class A	641	30,832
Natural Grocers by Vitamin Cottage, Inc. (x)*	417	4,958
Smart & Final Stores, Inc.*	327	4,611
SpartanNash Co.	1,776	70,223
SUPERVALU, Inc.*	12,314	57,506
United Natural Foods, Inc.*	2,366	112,906
Village Super Market, Inc., Class A	311	9,610
Weis Markets, Inc.	437	29,209

		380,021

Food Products (2.6%)
AdvancePierre Foods Holdings, Inc. (x)	380	11,316
Alico, Inc.	158	4,290
B&G Foods, Inc.	23,669	1,036,702
Cal-Maine Foods, Inc. (x)	334	14,754
Darling Ingredients, Inc.*	5,756	74,310
Dean Foods Co.	2,387	51,989
Flowers Foods, Inc.	45,058	899,808
Fresh Del Monte Produce, Inc.	1,446	87,671
Hain Celestial Group, Inc. (The)*	1,241	48,436
Ingredion, Inc.	1,012	126,460
John B. Sanfilippo & Son, Inc.	286	20,132
Landec Corp.*	990	13,662
Omega Protein Corp.*	999	25,025
Pilgrim’s Pride Corp.	2,438	46,298
Pinnacle Foods, Inc.	21,716	1,160,720
Post Holdings, Inc.*	16,460	1,323,220
Sanderson Farms, Inc. (x)	957	90,188
Seaboard Corp.*	12	47,424
Seneca Foods Corp., Class A*	369	14,778
Snyder’s-Lance, Inc.	3,824	146,612
TreeHouse Foods, Inc.*	7,801	563,154

		5,806,949

Household Products (0.1%)
Central Garden & Pet Co. (x)*	358	11,846
Central Garden & Pet Co., Class A*	1,454	44,929
Energizer Holdings, Inc.	2,044	91,183
Oil-Dri Corp. of America	206	7,871

		155,829

See Notes to Financial Statements.

1431

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Personal Products (0.8%)
Avon Products, Inc.*	16,592	$83,624
Coty, Inc., Class A	46,231	846,489
Edgewell Personal Care Co.*	8,496	620,122
Inter Parfums, Inc.	465	15,229
Nature’s Sunshine Products, Inc.	508	7,620
Nu Skin Enterprises, Inc., Class A	1,902	90,878
Nutraceutical International Corp.	378	13,211
Revlon, Inc., Class A*	392	11,427
Synutra International, Inc.*	694	3,713

		1,692,313

Tobacco (0.1%)
Alliance One International, Inc.*	366	7,027
Universal Corp.	1,060	67,575
Vector Group Ltd. (x)	2,489	56,600

		131,202

Total Consumer Staples		8,968,404

Energy (6.2%)
Energy Equipment & Services (1.6%)
Archrock, Inc.	3,135	41,382
Atwood Oceanics, Inc. (x)	3,203	42,055
Bristow Group, Inc.	1,581	32,379
CARBO Ceramics, Inc. (x)*	881	9,215
Dawson Geophysical Co.*	1,178	9,471
Diamond Offshore Drilling, Inc. (x)*	3,129	55,383
Dril-Quip, Inc.*	1,828	109,771
Ensco plc, Class A	14,508	141,018
Era Group, Inc.*	904	15,341
Exterran Corp.*	1,567	37,451
Fairmount Santrol Holdings, Inc. (x)*	3,717	43,823
FMC Technologies, Inc.*	10,888	386,852
Forum Energy Technologies, Inc.*	2,861	62,942
Frank’s International NV (x)	1,685	20,742
Geospace Technologies Corp. (x)*	610	12,420
Helix Energy Solutions Group, Inc.*	5,376	47,416
Helmerich & Payne, Inc. (x)	6,072	469,974
Hornbeck Offshore Services, Inc.*	1,435	10,361
Independence Contract Drilling, Inc.*	1,398	9,367
Matrix Service Co.*	1,231	27,944
McDermott International, Inc.*	11,414	84,349
Nabors Industries Ltd.	13,213	216,693
Natural Gas Services Group, Inc.*	583	18,743
Newpark Resources, Inc.*	3,809	28,568
Noble Corp. plc (x)	11,726	69,418
Oceaneering International, Inc.	4,724	133,264
Oil States International, Inc.*	2,430	94,770
Parker Drilling Co.*	5,700	14,820
Patterson-UTI Energy, Inc.	6,875	185,075
PHI, Inc. (Non-Voting)*	513	9,244
Pioneer Energy Services Corp.*	2,981	20,420
RigNet, Inc.*	556	12,871
Rowan Cos., plc, Class A*	6,091	115,059
RPC, Inc. (x)	2,840	56,260
SEACOR Holdings, Inc.*	812	$57,879
Seadrill Ltd. (x)*	17,831	60,804
Superior Energy Services, Inc.	7,225	121,958
Tesco Corp.*	1,802	14,867
TETRA Technologies, Inc.*	1,342	6,737
Tidewater, Inc. (x)*	2,118	7,222
Transocean Ltd.*	16,668	245,686
Unit Corp.*	2,470	66,369
Weatherford International plc*	46,965	234,355
Willbros Group, Inc.*	1,965	6,367

		3,467,105

Oil, Gas & Consumable Fuels (4.6%)
Abraxas Petroleum Corp. (x)*	4,606	11,837
Adams Resources & Energy, Inc.	106	4,203
Alon USA Energy, Inc.	1,394	15,864
Ardmore Shipping Corp.	1,347	9,968
Bill Barrett Corp. (x)*	2,417	16,895
California Resources Corp. (x)*	1,816	38,663
Carrizo Oil & Gas, Inc.*	11,056	412,941
Chesapeake Energy Corp. (x)*	27,060	189,961
Cimarex Energy Co.	17,290	2,349,710
Clayton Williams Energy, Inc. (x)*	286	34,108
Clean Energy Fuels Corp. (x)*	4,161	11,900
Cobalt International Energy, Inc.*	20,216	24,664
CONSOL Energy, Inc.	11,071	201,824
Contango Oil & Gas Co.*	896	8,369
CVR Energy, Inc. (x)	738	18,738
Delek U.S. Holdings, Inc.	2,954	71,103
Denbury Resources, Inc.*	17,471	64,293
DHT Holdings, Inc.	4,469	18,502
Diamondback Energy, Inc.*	2,879	290,952
Dorian LPG Ltd.*	1,166	9,573
Earthstone Energy, Inc. (x)*	107	1,470
Eclipse Resources Corp.*	2,388	6,376
Energen Corp.*	4,719	272,145
EP Energy Corp., Class A (x)*	2,045	13,395
EQT Corp.	6,383	417,447
Erin Energy Corp. (x)*	667	2,034
EXCO Resources, Inc. (x)*	6,791	5,933
Extraction Oil & Gas, Inc.*	1,527	30,601
Frontline Ltd. (x)	3,147	22,375
GasLog Ltd. (x)	1,875	30,188
Gener8 Maritime, Inc.*	1,921	8,606
Golar LNG Ltd.	4,206	96,486
Green Plains, Inc.	1,709	47,596
Gulfport Energy Corp.*	6,136	132,783
HollyFrontier Corp.	7,819	256,150
International Seaways, Inc.*	580	8,143
Jones Energy, Inc., Class A (x)*	2,714	13,570
Kosmos Energy Ltd.*	8,074	56,599
Laredo Petroleum, Inc.*	6,910	97,707
Murphy Oil Corp.	7,934	246,985
Navios Maritime Acquisition Corp.	3,794	6,450
Newfield Exploration Co.*	7,211	292,046
Nordic American Tankers Ltd. (x)	4,699	39,472
Northern Oil and Gas, Inc. (x)*	2,912	8,008
Oasis Petroleum, Inc.*	11,107	168,160

See Notes to Financial Statements.

1432

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Overseas Shipholding Group, Inc., Class A	1,743	$6,676
Pacific Ethanol, Inc.*	1,516	14,402
Panhandle Oil and Gas, Inc., Class A	472	11,116
Par Pacific Holdings, Inc. (x)*	931	13,537
Parsley Energy, Inc., Class A*	7,123	251,015
PBF Energy, Inc., Class A (x)	4,744	132,263
PDC Energy, Inc.*	2,668	193,643
QEP Resources, Inc.*	11,666	214,771
Renewable Energy Group, Inc. (x)*	2,027	19,662
REX American Resources Corp.*	278	27,453
Rice Energy, Inc.*	36,586	781,110
Ring Energy, Inc.*	1,948	25,305
RSP Permian, Inc.*	4,680	208,822
Sanchez Energy Corp. (x)*	2,045	18,466
Scorpio Tankers, Inc.	8,401	38,057
SemGroup Corp., Class A	3,151	131,554
Ship Finance International Ltd. (x)	2,789	41,417
SM Energy Co.	4,640	159,987
Synergy Resources Corp. (x)*	8,193	73,000
Targa Resources Corp.	7,927	444,466
Teekay Corp.	2,097	16,839
Teekay Tankers Ltd., Class A	5,572	12,593
W&T Offshore, Inc. (x)*	1,760	4,875
Western Refining, Inc.	3,847	145,609
Westmoreland Coal Co.*	831	14,684
Whiting Petroleum Corp.*	9,730	116,955
World Fuel Services Corp.	3,329	152,834
WPX Energy, Inc.*	16,232	236,500

		9,592,404

Total Energy		13,059,509

Financials (25.5%)
Banks (12.0%)
1st Source Corp.	784	35,013
Access National Corp. (x)	312	8,661
ACNB Corp. (x)	251	7,844
Allegiance Bancshares, Inc.*	475	17,171
American National Bankshares, Inc.	427	14,860
Ameris Bancorp	447	19,489
Ames National Corp.	410	13,530
Arrow Financial Corp.	548	22,194
Associated Banc-Corp.	7,118	175,815
Atlantic Capital Bancshares, Inc.*	668	12,692
Banc of California, Inc.	724	12,561
BancFirst Corp.	352	32,754
Banco Latinoamericano de Comercio Exterior SA, Class E	1,444	42,511
Bancorp, Inc. (The)*	2,392	18,801
BancorpSouth, Inc.	4,169	129,447
Bank of Hawaii Corp.	12,598	1,117,317
Bank of Marin Bancorp	278	19,391
Bank of NT Butterfield & Son Ltd. (The)	545	17,135
BankUnited, Inc.	44,395	1,673,247
Bankwell Financial Group, Inc.	222	7,215
Banner Corp.	1,427	79,641
Bar Harbor Bankshares	299	$14,152
Berkshire Hills Bancorp, Inc.	1,411	51,995
Blue Hills Bancorp, Inc.	1,362	25,538
BNC Bancorp	1,753	55,921
BOK Financial Corp.	14,273	1,185,230
Boston Private Financial Holdings, Inc.	3,907	64,661
Bridge Bancorp, Inc.	788	29,865
Brookline Bancorp, Inc.	3,329	54,596
Bryn Mawr Bank Corp.	814	34,310
BSB Bancorp, Inc.*	366	10,596
C&F Financial Corp.	138	6,879
Camden National Corp.	709	31,515
Capital Bank Financial Corp., Class A	606	23,786
Capital City Bank Group, Inc.	441	9,032
Cardinal Financial Corp.	1,439	47,185
Carolina Financial Corp. (x)	463	14,256
Cascade Bancorp*	1,408	11,433
Cathay General Bancorp	3,566	135,615
CenterState Banks, Inc.	2,252	56,683
Central Pacific Financial Corp.	1,410	44,302
Central Valley Community Bancorp	380	7,585
Century Bancorp, Inc., Class A	149	8,940
Chemical Financial Corp.	11,136	603,238
Chemung Financial Corp. (x)	127	4,616
Citizens & Northern Corp.	590	15,458
Citizens Financial Group, Inc.	25,988	925,952
City Holding Co.	718	48,537
CNB Financial Corp.	699	18,691
CoBiz Financial, Inc.	1,607	27,142
Codorus Valley Bancorp, Inc. (x)	333	9,524
Columbia Banking System, Inc.	2,774	123,942
Commerce Bancshares, Inc.	4,230	244,536
Community Bank System, Inc. (x)	2,062	127,411
Community Trust Bancorp, Inc.	741	36,754
ConnectOne Bancorp, Inc.	1,380	35,811
CU Bancorp*	772	27,638
Cullen/Frost Bankers, Inc.	2,534	223,575
Customers Bancorp, Inc.*	743	26,614
CVB Financial Corp.	4,958	113,687
Eagle Bancorp, Inc.*	334	20,357
East West Bancorp, Inc.	24,546	1,247,672
Enterprise Bancorp, Inc.	380	14,273
Enterprise Financial Services Corp.	946	40,678
Equity Bancshares, Inc., Class A (x)*	145	4,878
Farmers Capital Bank Corp.	324	13,624
Farmers National Banc Corp.	1,063	15,095
FCB Financial Holdings, Inc., Class A*	1,453	69,308
Fidelity Southern Corp.	982	23,244
Financial Institutions, Inc.	670	22,914
First Bancorp	913	24,779
First BanCorp*	5,285	34,934
First Bancorp, Inc.	522	17,278
First Busey Corp.	1,481	45,585
First Business Financial Services, Inc.	406	9,630

See Notes to Financial Statements.

1433

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

First Citizens BancShares, Inc., Class A	359	$127,445
First Commonwealth Financial Corp.	4,040	57,287
First Community Bancshares, Inc.	777	23,419
First Community Financial Partners, Inc. (x)*	613	7,172
First Connecticut Bancorp, Inc.	780	17,667
First Financial Bancorp	2,890	82,221
First Financial Bankshares, Inc. (x)	1,265	57,178
First Financial Corp.	530	27,984
First Financial Northwest, Inc.	322	6,356
First Foundation, Inc.*	431	12,284
First Hawaiian, Inc.	1,042	36,282
First Horizon National Corp.	72,554	1,451,805
First Internet Bancorp	236	7,552
First Interstate BancSystem, Inc., Class A (x)	891	37,912
First Merchants Corp.	1,896	71,384
First Mid-Illinois Bancshares, Inc.	378	12,852
First Midwest Bancorp, Inc.	3,833	96,707
First NBC Bank Holding Co. (x)*	709	5,176
First Northwest Bancorp*	467	7,285
First of Long Island Corp. (The)	1,005	28,693
First Republic Bank	9,483	873,764
Flushing Financial Corp.	1,391	40,881
FNB Corp.	10,088	161,711
Franklin Financial Network, Inc.*	351	14,689
Fulton Financial Corp.	8,230	154,724
German American Bancorp, Inc.	616	32,408
Glacier Bancorp, Inc.	3,643	131,986
Great Southern Bancorp, Inc.	473	25,849
Great Western Bancorp, Inc.	2,840	123,796
Green Bancorp, Inc.*	742	11,278
Guaranty Bancorp	653	15,803
Hancock Holding Co.	3,640	156,884
Hanmi Financial Corp.	1,510	52,699
HarborOne Bancorp, Inc.*	644	12,455
Heartland Financial USA, Inc.	1,043	50,064
Heritage Commerce Corp.	1,155	16,667
Heritage Financial Corp.	1,369	35,252
Heritage Oaks Bancorp	1,029	12,688
Hilltop Holdings, Inc.	3,630	108,174
HomeTrust Bancshares, Inc.*	881	22,818
Hope Bancorp, Inc.	6,086	133,223
Horizon Bancorp	936	26,208
Huntington Bancshares, Inc.	51,802	684,822
IBERIABANK Corp.	2,120	177,550
Independent Bank Corp.	2,324	109,955
Independent Bank Group, Inc.	527	32,885
International Bancshares Corp.	2,534	103,387
Investors Bancorp, Inc.	14,319	199,750
Lakeland Bancorp, Inc.	1,664	32,448
Lakeland Financial Corp.	1,180	55,885
LCNB Corp.	343	7,975
LegacyTexas Financial Group, Inc.	2,236	96,282
Macatawa Bank Corp.	1,174	12,221
MainSource Financial Group, Inc.	1,080	37,152
MB Financial, Inc.	3,615	170,736
MBT Financial Corp. (x)	850	9,648
Mercantile Bank Corp.	794	$29,934
Merchants Bancshares, Inc.	255	13,821
Middleburg Financial Corp.	197	6,846
Midland States Bancorp, Inc.	171	6,187
MidWestOne Financial Group, Inc.	389	14,626
MutualFirst Financial, Inc. (x)	224	7,414
National Bankshares, Inc. (x)	336	14,599
National Commerce Corp.*	400	14,860
NBT Bancorp, Inc.	2,059	86,231
Nicolet Bankshares, Inc.*	326	15,547
Northrim BanCorp, Inc.	292	9,227
OFG Bancorp	1,973	25,846
Old Line Bancshares, Inc.	363	8,705
Old National Bancorp	6,189	112,330
Old Second Bancorp, Inc.	1,419	15,680
Opus Bank	307	9,225
Orrstown Financial Services, Inc.	277	6,205
Pacific Continental Corp.	946	20,670
Pacific Mercantile Bancorp*	650	4,745
Pacific Premier Bancorp, Inc.*	977	34,537
PacWest Bancorp	5,700	310,308
Park National Corp.	634	75,864
Park Sterling Corp.	2,140	23,091
Peapack-Gladstone Financial Corp.	702	21,678
Penns Woods Bancorp, Inc.	241	12,171
Peoples Bancorp, Inc.	819	26,585
Peoples Financial Services Corp.	330	16,071
People’s United Financial, Inc.	14,870	287,883
People’s Utah Bancorp	616	16,540
Pinnacle Financial Partners, Inc.	1,768	122,522
Popular, Inc.	22,564	988,754
Preferred Bank	560	29,355
Premier Financial Bancorp, Inc.	398	8,000
PrivateBancorp, Inc.	3,776	204,621
Prosperity Bancshares, Inc.	3,272	234,864
QCR Holdings, Inc.	522	22,603
Renasant Corp.	1,947	82,202
Republic Bancorp, Inc., Class A	475	18,782
Republic First Bancorp, Inc.*	1,650	13,778
S&T Bancorp, Inc.	1,630	63,635
Sandy Spring Bancorp, Inc.	1,162	46,468
Seacoast Banking Corp. of Florida*	1,422	31,369
Shore Bancshares, Inc.	538	8,205
Sierra Bancorp	554	14,731
Signature Bank*	1,051	157,860
Simmons First National Corp., Class A (x)	1,396	86,761
South State Corp.	1,130	98,762
Southern First Bancshares, Inc.*	268	9,648
Southern National Bancorp of Virginia, Inc.	458	7,484
Southside Bancshares, Inc.	1,188	44,752
Southwest Bancorp, Inc.	875	25,375
State Bank Financial Corp.	1,691	45,420
Sterling Bancorp	6,077	142,202
Stock Yards Bancorp, Inc.	1,048	49,204
Stonegate Bank	525	21,908
Suffolk Bancorp	547	23,423
Summit Financial Group, Inc.	371	10,214

See Notes to Financial Statements.

1434

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Sun Bancorp, Inc.	414	$10,764
SVB Financial Group*	4,489	770,582
Synovus Financial Corp.	5,975	245,453
TCF Financial Corp.	7,905	154,859
Texas Capital Bancshares, Inc.*	2,198	172,323
Tompkins Financial Corp. (x)	708	66,934
Towne Bank	2,661	88,478
TriCo Bancshares	1,085	37,085
TriState Capital Holdings, Inc.*	996	22,012
Triumph Bancorp, Inc.*	668	17,468
Trustmark Corp.	3,155	112,476
UMB Financial Corp.	2,145	165,422
Umpqua Holdings Corp.	10,566	198,429
Union Bankshares Corp.	2,109	75,376
United Bankshares, Inc. (x)	3,238	149,758
United Community Banks, Inc.	3,286	97,331
Univest Corp. of Pennsylvania	1,188	36,709
Valley National Bancorp	11,871	138,178
Veritex Holdings, Inc.*	265	7,078
Washington Trust Bancorp, Inc.	702	39,347
WashingtonFirst Bankshares, Inc. (x)	363	10,532
Webster Financial Corp.	16,263	882,756
WesBanco, Inc.	2,017	86,852
West Bancorporation, Inc.	779	19,241
Westamerica Bancorp (x)	1,195	75,201
Western Alliance Bancorp*	26,295	1,280,828
Wintrust Financial Corp.	2,453	178,014
Xenith Bankshares, Inc.*	300	8,460
Yadkin Financial Corp.	2,410	82,567
Zions Bancorp	9,666	416,025

		25,244,983

Capital Markets (1.6%)
Actua Corp.*	1,804	25,256
Arlington Asset Investment Corp., Class A (x)	1,055	15,635
Associated Capital Group, Inc., Class A	240	7,884
B. Riley Financial, Inc.	373	6,882
Calamos Asset Management, Inc., Class A	819	7,002
Cowen Group, Inc., Class A (x)*	1,176	18,228
Donnelley Financial Solutions, Inc.*	404	9,284
E*TRADE Financial Corp.*	13,541	469,196
FBR & Co.	334	4,342
GAIN Capital Holdings, Inc.	1,275	8,390
GAMCO Investors, Inc., Class A	217	6,703
Greenhill & Co., Inc.	412	11,412
INTL FCStone, Inc.*	768	30,413
Investment Technology Group, Inc.	1,334	26,333
Janus Capital Group, Inc.	7,091	94,098
KCG Holdings, Inc., Class A*	2,643	35,020
Ladenburg Thalmann Financial Services, Inc. (x)*	4,313	10,524
Lazard Ltd., Class A	5,370	220,653
Legg Mason, Inc.	5,099	152,511
LPL Financial Holdings, Inc.	3,592	126,474
Manning & Napier, Inc.	777	5,866
Moelis & Co., Class A	16,086	545,315
OM Asset Management plc	763	$11,064
Oppenheimer Holdings, Inc., Class A	438	8,147
Piper Jaffray Cos.*	768	55,680
PJT Partners, Inc., Class A	855	26,402
Pzena Investment Management, Inc., Class A	290	3,222
Raymond James Financial, Inc.	17,680	1,224,694
Safeguard Scientifics, Inc.*	1,013	13,625
Stifel Financial Corp.*	3,122	155,944
Virtu Financial, Inc., Class A	171	2,727
Virtus Investment Partners, Inc. (x)	213	25,145
Waddell & Reed Financial, Inc., Class A (x)	3,422	66,763
Walter Investment Management Corp. (x)*	1,684	7,999

		3,438,833

Consumer Finance (0.5%)
Encore Capital Group, Inc. (x)*	983	28,163
Enova International, Inc.*	1,299	16,302
EZCORP, Inc., Class A*	2,400	25,560
FirstCash, Inc.	1,003	47,141
Green Dot Corp., Class A*	1,725	40,624
LendingClub Corp.*	8,775	46,069
Navient Corp.	14,496	238,168
Nelnet, Inc., Class A	1,046	53,085
OneMain Holdings, Inc.*	2,549	56,435
PRA Group, Inc.*	2,216	86,646
Regional Management Corp.*	461	12,115
Santander Consumer USA Holdings, Inc.*	5,097	68,810
SLM Corp.*	20,430	225,138
World Acceptance Corp. (x)*	300	19,284

		963,540

Diversified Financial Services (0.0%)
FNFV Group*	3,322	45,511
Marlin Business Services Corp.	406	8,485
NewStar Financial, Inc.*	1,101	10,184
On Deck Capital, Inc. (x)*	2,292	10,612
PICO Holdings, Inc.*	1,071	16,226
Tiptree Financial, Inc.	1,357	8,346

		99,364

Insurance (8.6%)
Alleghany Corp.*	717	436,022
Allied World Assurance Co. Holdings AG	4,229	227,140
Ambac Financial Group, Inc.*	1,787	40,208
American Equity Investment Life Holding Co.	3,583	80,761
American Financial Group, Inc.	3,286	289,562
American National Insurance Co.	341	42,492
AMERISAFE, Inc.	243	15,151
AmTrust Financial Services, Inc.	3,952	108,206
Arch Capital Group Ltd.*	18,844	1,626,048
Argo Group International Holdings Ltd.	1,447	95,357
Arthur J. Gallagher & Co.	2,659	138,162
Aspen Insurance Holdings Ltd.	2,888	158,840

See Notes to Financial Statements.

1435

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Assurant, Inc.	2,732	$253,694
Assured Guaranty Ltd.	6,620	250,037
Atlas Financial Holdings, Inc.*	253	4,567
Axis Capital Holdings Ltd.	4,445	290,125
Baldwin & Lyons, Inc., Class B	443	11,164
Blue Capital Reinsurance Holdings Ltd.	270	4,982
Brown & Brown, Inc.	24,223	1,086,643
Citizens, Inc.*	2,211	21,712
CNO Financial Group, Inc.	8,602	164,728
Donegal Group, Inc., Class A	397	6,940
EMC Insurance Group, Inc.	361	10,834
Employers Holdings, Inc.	1,448	57,341
Endurance Specialty Holdings Ltd.	13,984	1,292,121
Enstar Group Ltd.*	2,163	427,625
Erie Indemnity Co., Class A	288	32,386
Everest Reinsurance Group Ltd.	2,028	438,859
FBL Financial Group, Inc., Class A	457	35,715
Federated National Holding Co.	652	12,186
Fidelity & Guaranty Life	521	12,348
First American Financial Corp.	5,155	188,828
Genworth Financial, Inc., Class A*	23,602	89,924
Global Indemnity Ltd.*	422	16,125
Greenlight Capital Reinsurance Ltd., Class A*	1,398	31,874
Hallmark Financial Services, Inc.*	689	8,013
Hanover Insurance Group, Inc. (The)	2,070	188,391
Hartford Financial Services Group, Inc. (The)	13,910	662,812
HCI Group, Inc.	428	16,897
Heritage Insurance Holdings, Inc.	1,331	20,857
Horace Mann Educators Corp.	1,921	82,219
Independence Holding Co.	319	6,236
Infinity Property & Casualty Corp.	511	44,917
Investors Title Co.	67	10,598
James River Group Holdings Ltd.	686	28,503
Kemper Corp.	1,903	84,303
Kinsale Capital Group, Inc.	271	9,217
Maiden Holdings Ltd.	2,459	42,910
Markel Corp.*	534	483,003
MBIA, Inc.*	6,342	67,859
Mercury General Corp.	1,094	65,870
National General Holdings Corp.	1,027	25,665
National Western Life Group, Inc., Class A	108	33,566
Navigators Group, Inc. (The)	6,410	754,777
Old Republic International Corp.	11,647	221,293
OneBeacon Insurance Group Ltd., Class A	1,023	16,419
ProAssurance Corp.	2,573	144,603
Reinsurance Group of America, Inc.	9,103	1,145,429
RenaissanceReinsurance Holdings Ltd.	9,908	1,349,667
RLI Corp.	341	21,527
Safety Insurance Group, Inc.	705	51,959
Selective Insurance Group, Inc.	2,659	$114,470
State Auto Financial Corp.	665	17,829
State National Cos., Inc.	1,302	18,046
Stewart Information Services Corp.	1,039	47,877
Third Point Reinsurance Ltd.*	3,003	34,685
Torchmark Corp.	5,763	425,079
United Fire Group, Inc.	1,033	50,793
United Insurance Holdings Corp.	255	3,861
Universal Insurance Holdings, Inc. (x)	420	11,928
Validus Holdings Ltd.	3,649	200,731
W. R. Berkley Corp.	4,605	306,279
White Mountains Insurance Group Ltd.	203	169,718
Willis Towers Watson plc	18,726	2,289,814
XL Group Ltd.	21,659	807,013

		18,084,340

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	1,319	22,568
AGNC Investment Corp. (REIT)	15,939	288,974
Altisource Residential Corp. (REIT)	2,769	30,570
Anworth Mortgage Asset Corp. (REIT)	4,616	23,865
Apollo Commercial Real Estate Finance, Inc. (REIT)	3,555	59,084
Ares Commercial Real Estate Corp. (REIT)	1,322	18,151
ARMOUR Residential REIT, Inc. (REIT) (x)	1,867	40,487
Capstead Mortgage Corp. (REIT)	4,583	46,701
Chimera Investment Corp. (REIT)	9,197	156,533
Colony Capital, Inc. (REIT) (x)	26,922	545,170
CYS Investments, Inc. (REIT)	7,564	58,470
Dynex Capital, Inc. (REIT)	2,438	16,627
Great Ajax Corp. (REIT)	629	8,347
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,942	36,879
Invesco Mortgage Capital, Inc. (REIT)	5,500	80,300
Ladder Capital Corp. (REIT)	2,102	28,839
MFA Financial, Inc. (REIT)	18,018	137,477
MTGE Investment Corp. (REIT)	2,222	34,885
New Residential Investment Corp. (REIT)	11,597	182,305
New York Mortgage Trust, Inc. (REIT) (x)	5,095	33,627
Orchid Island Capital, Inc. (REIT) (x)	1,017	11,014
Owens Realty Mortgage, Inc. (REIT) (x)	480	8,890
PennyMac Mortgage Investment Trust (REIT)‡	3,231	52,891
Redwood Trust, Inc. (REIT)	3,754	57,098
Resource Capital Corp. (REIT) (x)	1,527	12,720

See Notes to Financial Statements.

1436

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Starwood Property Trust, Inc. (REIT)	12,009	$263,598
Two Harbors Investment Corp. (REIT)	16,743	145,999
Western Asset Mortgage Capital Corp. (REIT)	2,066	20,805

		2,422,874

Thrifts & Mortgage Finance (1.7%)
Astoria Financial Corp.	4,411	82,265
Bank Mutual Corp.	2,137	20,195
BankFinancial Corp.	820	12,152
Bear State Financial, Inc.	832	8,445
Beneficial Bancorp, Inc.	3,519	64,750
BofI Holding, Inc. (x)*	225	6,424
Capitol Federal Financial, Inc.	6,129	100,883
Charter Financial Corp.	794	13,236
Clifton Bancorp, Inc. (x)	1,191	20,152
Dime Community Bancshares, Inc.	1,487	29,889
ESSA Bancorp, Inc.	305	4,795
Essent Group Ltd.*	11,144	360,731
EverBank Financial Corp.	4,943	96,141
Federal Agricultural Mortgage Corp., Class C	468	26,802
First Defiance Financial Corp.	442	22,427
Flagstar Bancorp, Inc.*	956	25,755
Hingham Institution for Savings	59	11,610
Home Bancorp, Inc.	201	7,761
HomeStreet, Inc.*	1,141	36,056
Impac Mortgage Holdings, Inc. (x)*	406	5,692
Kearny Financial Corp.	4,311	67,036
Lake Sunapee Bank Group	335	7,903
Meridian Bancorp, Inc.	2,258	42,676
Meta Financial Group, Inc.	370	38,073
MGIC Investment Corp.*	16,438	167,503
Nationstar Mortgage Holdings, Inc. (x)*	65,588	1,184,518
NMI Holdings, Inc., Class A*	2,219	23,632
Northfield Bancorp, Inc.	1,822	36,385
Northwest Bancshares, Inc.	4,701	84,759
OceanFirst Financial Corp.	964	28,949
Ocwen Financial Corp.*	5,144	27,726
Oritani Financial Corp.	2,081	39,019
PennyMac Financial Services, Inc., Class A*‡	302	5,029
PHH Corp.*	2,506	37,991
Provident Bancorp, Inc.*	168	3,007
Provident Financial Holdings, Inc.	268	5,419
Provident Financial Services, Inc.	3,051	86,343
Radian Group, Inc.	10,339	185,895
SI Financial Group, Inc.	433	6,668
Southern Missouri Bancorp, Inc. (x)	254	8,987
Territorial Bancorp, Inc.	425	13,957
TFS Financial Corp.	2,766	52,665
TrustCo Bank Corp.	4,540	39,725
United Community Financial Corp.	2,177	19,462
United Financial Bancorp, Inc.	2,376	43,148
Walker & Dunlop, Inc.*	1,344	41,933
Washington Federal, Inc.	4,413	$151,587
Waterstone Financial, Inc.	1,344	24,730
Western New England Bancorp, Inc.	554	5,180
WSFS Financial Corp.	1,360	63,036

		3,499,102

Total Financials		53,753,036

Health Care (5.5%)
Biotechnology (0.5%)
Acorda Therapeutics, Inc.*	1,769	33,257
Adamas Pharmaceuticals, Inc. (x)*	618	10,444
Adverum Biotechnologies, Inc. (x)*	990	2,871
Agenus, Inc. (x)*	724	2,983
Akebia Therapeutics, Inc.*	1,577	16,417
Alnylam Pharmaceuticals, Inc. (x)*	472	17,672
AMAG Pharmaceuticals, Inc. (x)*	1,161	40,403
Ardelyx, Inc.*	1,245	17,679
ARIAD Pharmaceuticals, Inc.*	542	6,742
Array BioPharma, Inc.*	7,204	63,323
Arrowhead Pharmaceuticals, Inc. (x)*	205	318
Atara Biotherapeutics, Inc. (x)*	1,041	14,782
Bellicum Pharmaceuticals, Inc. (x)*	320	4,358
BioCryst Pharmaceuticals, Inc. (x)*	613	3,880
Bluebird Bio, Inc.*	1,109	68,425
Cara Therapeutics, Inc. (x)*	844	7,841
Celldex Therapeutics, Inc. (x)*	4,535	16,054
Chimerix, Inc.*	2,036	9,366
Cidara Therapeutics, Inc.*	420	4,368
Concert Pharmaceuticals, Inc.*	443	4,558
Dimension Therapeutics, Inc.*	300	1,305
Edge Therapeutics, Inc.*	441	5,513
Enanta Pharmaceuticals, Inc.*	752	25,192
Epizyme, Inc.*	530	6,413
Esperion Therapeutics, Inc. (x)*	675	8,451
Exelixis, Inc.*	4,139	61,712
Five Prime Therapeutics, Inc.*	998	50,010
Idera Pharmaceuticals, Inc. (x)*	332	498
Ignyta, Inc. (x)*	335	1,776
Immunomedics, Inc. (x)*	383	1,406
Juno Therapeutics, Inc. (x)*	293	5,523
Karyopharm Therapeutics, Inc.*	840	7,896
Merrimack Pharmaceuticals, Inc. (x)*	2,203	8,988
Momenta Pharmaceuticals, Inc.*	2,329	35,051
NantKwest, Inc. (x)*	641	3,667
NewLink Genetics Corp.*	236	2,426
OPKO Health, Inc. (x)*	1,307	12,155
Osiris Therapeutics, Inc. (x)*	65	319
Otonomy, Inc.*	1,131	17,983
OvaScience, Inc. (x)*	1,261	1,929
PDL BioPharma, Inc.	7,524	15,951
Portola Pharmaceuticals, Inc. (x)*	193	4,331
PTC Therapeutics, Inc. (x)*	1,556	16,976
REGENXBIO, Inc.*	927	17,196

See Notes to Financial Statements.

1437

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Retrophin, Inc.*	1,733	$32,806
Rigel Pharmaceuticals, Inc.*	917	2,182
Spectrum Pharmaceuticals, Inc.*	2,268	10,047
Stemline Therapeutics, Inc.*	591	6,324
United Therapeutics Corp.*	1,531	219,591
Versartis, Inc.*	1,361	20,279
Voyager Therapeutics, Inc. (x)*	288	3,669
Zafgen, Inc.*	1,037	3,298

		956,604

Health Care Equipment & Supplies (1.7%)
Alere, Inc.*	3,388	132,030
Analogic Corp.	535	44,378
AngioDynamics, Inc.*	1,178	19,873
Anika Therapeutics, Inc.*	139	6,805
AtriCure, Inc.*	330	6,458
Boston Scientific Corp.*	49,907	1,079,489
Cerus Corp. (x)*	663	2,884
CONMED Corp.	1,301	57,465
Cooper Cos., Inc. (The)	4,456	779,489
CryoLife, Inc.*	499	9,556
Exactech, Inc.*	466	12,722
Haemonetics Corp.*	2,444	98,249
Halyard Health, Inc.*	2,193	81,097
Hill-Rom Holdings, Inc.	217	12,182
ICU Medical, Inc.*	242	35,659
Integer Holdings Corp.*	1,464	43,115
Invacare Corp.	1,538	20,071
K2M Group Holdings, Inc.*	827	16,573
Meridian Bioscience, Inc.	287	5,080
Merit Medical Systems, Inc.*	1,272	33,708
Orthofix International NV*	14,841	536,947
Quidel Corp.*	81	1,735
Rockwell Medical, Inc.*	256	1,677
RTI Surgical, Inc.*	2,609	8,479
STERIS plc	6,855	461,958
Teleflex, Inc.	1,709	275,405
TransEnterix, Inc. (x)*	1,947	2,531
Wright Medical Group NV (x)*	4,902	112,648

		3,898,263

Health Care Providers & Services (2.1%)
Acadia Healthcare Co., Inc. (x)*	2,302	76,196
Aceto Corp. (x)	175	3,845
Addus HomeCare Corp.*	274	9,604
Almost Family, Inc.*	332	14,641
BioScrip, Inc. (x)*	3,190	3,318
Brookdale Senior Living, Inc.*	8,871	110,178
Community Health Systems, Inc.*	5,550	31,025
Envision Healthcare Corp.*	1,642	103,922
ExamWorks Group, Inc.*†	20,089	704,119
Genesis Healthcare, Inc.*	867	3,685
HealthSouth Corp.	23,906	985,883
Healthways, Inc.*	1,428	32,487
Kindred Healthcare, Inc.	3,959	31,078
LHC Group, Inc.*	671	30,665
LifePoint Health, Inc.*	22,730	1,291,063
Magellan Health, Inc.*	353	26,563
MEDNAX, Inc.*	1,317	87,791
Molina Healthcare, Inc.*	707	38,362
National HealthCare Corp.	526	39,866
National Research Corp., Class A	82	1,558
Nobilis Health Corp. (x)*	2,563	$5,382
Owens & Minor, Inc.	2,627	92,707
PharMerica Corp.*	1,431	35,990
Premier, Inc., Class A*	1,542	46,815
Select Medical Holdings Corp.*	4,711	62,421
Surgery Partners, Inc.*	340	5,389
Triple-S Management Corp., Class B*	1,115	23,081
Universal American Corp.*	63,446	631,288
WellCare Health Plans, Inc.*	168	23,029

		4,551,951

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	9,006	91,952
Cotiviti Holdings, Inc. (x)*	183	6,295
Evolent Health, Inc., Class A (x)*	1,083	16,028
Vocera Communications, Inc.*	401	7,414

		121,689

Life Sciences Tools & Services (0.8%)
Albany Molecular Research, Inc. (x)*	643	12,063
Bio-Rad Laboratories, Inc., Class A*	991	180,639
Luminex Corp.*	1,118	22,617
Medpace Holdings, Inc.*	113	4,076
Patheon NV*	649	18,633
PerkinElmer, Inc.	16,444	857,555
QIAGEN NV*	10,973	307,463
Quintiles IMS Holdings, Inc.*	1,372	104,341
VWR Corp.*	3,510	87,855

		1,595,242

Pharmaceuticals (0.3%)
Aratana Therapeutics, Inc.*	130	933
Egalet Corp. (x)*	697	5,332
Endo International plc*	9,860	162,394
Endocyte, Inc.*	1,725	4,399
Innoviva, Inc. (x)*	499	5,339
Lannett Co., Inc. (x)*	1,350	29,768
Medicines Co. (The) (x)*	292	9,910
Omeros Corp. (x)*	633	6,279
Prestige Brands Holdings, Inc.*	7,134	371,682
Tetraphase Pharmaceuticals, Inc.*	1,661	6,694
TherapeuticsMD, Inc. (x)*	488	2,816
Zogenix, Inc. (x)*	1,118	13,584

		619,130

Total Health Care		11,742,879

Industrials (12.3%)
Aerospace & Defense (0.7%)
AAR Corp.	1,675	55,359
Aerojet Rocketdyne Holdings, Inc.*	1,596	28,648
Aerovironment, Inc. (x)*	910	24,415
Cubic Corp.	1,203	57,684
Curtiss-Wright Corp.	590	58,032
DigitalGlobe, Inc.*	3,037	87,010
Ducommun, Inc.*	508	12,984
Engility Holdings, Inc.*	826	27,836

See Notes to Financial Statements.

1438

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Esterline Technologies Corp.*	1,385	$123,542
Huntington Ingalls Industries, Inc.	365	67,229
KEYW Holding Corp. (The) (x)*	1,558	18,369
KLX, Inc.*	2,483	112,008
Kratos Defense & Security Solutions, Inc. (x)*	2,057	15,222
Mercury Systems, Inc.*	1,865	56,360
Moog, Inc., Class A*	1,391	91,361
National Presto Industries, Inc.	219	23,302
Orbital ATK, Inc.	2,821	247,486
Sparton Corp.*	421	10,041
Spirit AeroSystems Holdings, Inc., Class A	2,830	165,131
Teledyne Technologies, Inc.*	1,186	145,878
Triumph Group, Inc.	2,319	61,454
Vectrus, Inc.*	423	10,089

		1,499,440

Air Freight & Logistics (0.9%)
Air Transport Services Group, Inc.*	2,147	34,266
Atlas Air Worldwide Holdings, Inc.*	1,177	61,381
Echo Global Logistics, Inc.*	185	4,634
Hub Group, Inc., Class A*	35,321	1,545,293
Park-Ohio Holdings Corp.	401	17,083
Radiant Logistics, Inc.*	718	2,800
XPO Logistics, Inc.*	4,687	202,291

		1,867,748

Airlines (0.9%)
Alaska Air Group, Inc.	14,045	1,246,213
Copa Holdings SA, Class A	1,538	139,697
JetBlue Airways Corp.*	14,300	320,606
SkyWest, Inc.	2,405	87,662
Spirit Airlines, Inc.*	3,428	198,344

		1,992,522

Building Products (0.3%)
Armstrong Flooring, Inc.*	1,045	20,806
Armstrong World Industries, Inc.*	2,248	93,966
CSW Industrials, Inc.*	688	25,353
Gibraltar Industries, Inc.*	547	22,783
Griffon Corp.	238	6,236
Lennox International, Inc.	139	21,291
Owens Corning	5,514	284,301
Quanex Building Products Corp.	1,495	30,349
Universal Forest Products, Inc.	121	12,364
USG Corp.*	4,205	121,439

		638,888

Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	2,620	107,001
ACCO Brands Corp.*	5,205	67,925
ARC Document Solutions, Inc.*	2,004	10,180
Brady Corp., Class A	520	19,526
Casella Waste Systems, Inc., Class A*	1,835	22,772
CECO Environmental Corp.	1,370	19,112
Clean Harbors, Inc.*	2,342	130,332
Ennis, Inc.	1,225	21,254
Essendant, Inc.	1,806	$37,745
G&K Services, Inc., Class A	267	25,752
Heritage-Crystal Clean, Inc.*	532	8,352
Herman Miller, Inc.	14,317	489,640
InnerWorkings, Inc.*	223	2,197
Interface, Inc.	344	6,381
KAR Auction Services, Inc.	21,513	916,883
Kimball International, Inc., Class B	262	4,601
LSC Communications, Inc.	404	11,991
McGrath RentCorp	1,091	42,756
Mobile Mini, Inc.	554	16,759
MSA Safety, Inc.	481	33,348
NL Industries, Inc.*	371	3,024
Quad/Graphics, Inc.	636	17,096
RR Donnelley & Sons Co.	1,078	17,593
SP Plus Corp.*	71	1,999
Team, Inc.*	106	4,161
Tetra Tech, Inc.	2,337	100,842
TRC Cos., Inc.*	768	8,141
UniFirst Corp.	659	94,665
Viad Corp.	431	19,007
VSE Corp.	378	14,682
West Corp.	1,810	44,816

		2,320,533

Construction & Engineering (1.5%)
AECOM*	36,062	1,311,213
Aegion Corp.*	1,682	39,863
Ameresco, Inc., Class A*	991	5,451
Chicago Bridge & Iron Co. NV (N.Y. Shares)	5,022	159,449
EMCOR Group, Inc.	2,412	170,673
Granite Construction, Inc.	466	25,630
Great Lakes Dredge & Dock Corp.*	2,556	10,735
HC2 Holdings, Inc.*	1,440	8,539
Jacobs Engineering Group, Inc.*	18,565	1,058,205
KBR, Inc.	6,759	112,808
Layne Christensen Co. (x)*	773	8,403
MYR Group, Inc.*	959	36,135
NV5 Global, Inc. (x)*	104	3,474
Orion Group Holdings, Inc.*	1,263	12,567
Quanta Services, Inc.*	5,067	176,585
Tutor Perini Corp.*	1,533	42,924
Valmont Industries, Inc.	219	30,857

		3,213,511

Electrical Equipment (0.6%)
American Superconductor Corp. (x)*	508	3,744
Atkore International Group, Inc.*	237	5,667
Babcock & Wilcox Enterprises, Inc.*	2,196	36,432
Encore Wire Corp.	970	42,050
EnerSys	1,523	118,946
FuelCell Energy, Inc. (x)*	1,152	2,016
General Cable Corp.	193	3,677
Hubbell, Inc.	6,652	776,287
LSI Industries, Inc.	960	9,350
Plug Power, Inc. (x)*	3,282	3,938
Powell Industries, Inc.	422	16,458

See Notes to Financial Statements.

1439

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Preformed Line Products Co.	127	$7,381
Regal Beloit Corp.	2,148	148,749
Sunrun, Inc. (x)*	3,002	15,941
Thermon Group Holdings, Inc.*	1,548	29,551
TPI Composites, Inc.*	269	4,315
Vicor Corp.*	86	1,299

		1,225,801

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	2,108	232,491
Raven Industries, Inc.	663	16,708

		249,199

Machinery (3.0%)
Actuant Corp., Class A	1,492	38,717
AGCO Corp.	3,304	191,169
Alamo Group, Inc.	348	26,483
Albany International Corp., Class A	1,147	53,106
Allison Transmission Holdings, Inc.	6,776	228,283
Altra Industrial Motion Corp.	234	8,635
American Railcar Industries, Inc. (x)	374	16,938
Astec Industries, Inc.	483	32,583
Barnes Group, Inc.	2,410	114,282
Blue Bird Corp. (x)*	215	3,322
Briggs & Stratton Corp.	2,093	46,590
Chart Industries, Inc.*	1,470	52,949
CIRCOR International, Inc.	818	53,072
Colfax Corp.*	26,005	934,359
Columbus McKinnon Corp.	909	24,579
Crane Co.	2,332	168,184
DMC Global, Inc.	625	9,906
Donaldson Co., Inc.	464	19,525
Douglas Dynamics, Inc.	158	5,317
Dover Corp.	5,107	382,668
ESCO Technologies, Inc.	1,229	69,623
ExOne Co. (The) (x)*	485	4,530
Federal Signal Corp.	2,933	45,784
Flowserve Corp. (x)	2,449	117,674
Franklin Electric Co., Inc.	154	5,991
FreightCar America, Inc.	552	8,241
Gencor Industries, Inc.*	304	4,773
Global Brass & Copper Holdings, Inc.	112	3,842
Gorman-Rupp Co. (The)	117	3,621
Graham Corp.	455	10,078
Greenbrier Cos., Inc. (The) (x)	1,310	54,431
Hardinge, Inc.	501	5,551
Harsco Corp.	3,813	51,857
Hurco Cos., Inc.	308	10,195
Hyster-Yale Materials Handling, Inc.	312	19,896
IDEX Corp.	248	22,335
ITT, Inc.	4,329	166,970
Joy Global, Inc.	4,699	131,572
Kadant, Inc.	447	27,356
Kennametal, Inc.	3,722	116,350
Lincoln Electric Holdings, Inc.	1,077	82,574
Lindsay Corp. (x)	82	6,118
Manitowoc Co., Inc. (The)*	5,407	32,334
Manitowoc Foodservice, Inc.*	3,678	$71,096
Meritor, Inc.*	4,176	51,866
Milacron Holdings Corp.*	122	2,273
Miller Industries, Inc.	475	12,564
Mueller Industries, Inc.	891	35,604
Navistar International Corp.*	2,159	67,728
NN, Inc.	1,248	23,774
Oshkosh Corp.	3,501	226,200
Parker-Hannifin Corp.	2,274	318,360
Rexnord Corp.*	937	18,356
Snap-on, Inc.	744	127,425
SPX Corp.*	2,097	49,741
SPX FLOW, Inc.*	16,250	520,975
Standex International Corp.	158	13,880
Sun Hydraulics Corp.	108	4,317
Supreme Industries, Inc., Class A	256	4,019
Tennant Co.	60	4,272
Terex Corp.	5,095	160,645
Timken Co. (The)	3,348	132,916
Titan International, Inc. (x)	2,114	23,698
TriMas Corp.*	2,148	50,478
Trinity Industries, Inc.	7,239	200,955
Wabash National Corp. (x)	2,283	36,117
Wabtec Corp.	7,791	646,809
Watts Water Technologies, Inc., Class A	92	5,998
Xylem, Inc.	4,128	204,419

		6,426,848

Marine (0.6%)
Costamare, Inc.	1,230	6,888
Kirby Corp.*	16,691	1,109,951
Matson, Inc.	1,138	40,274
Scorpio Bulkers, Inc.*	2,181	11,014

		1,168,127

Professional Services (0.5%)
Acacia Research Corp.	2,359	15,334
CBIZ, Inc.*	2,435	33,360
Cogint, Inc. (x)*	659	2,274
CRA International, Inc.	425	15,555
Dun & Bradstreet Corp. (The)	1,048	127,143
Franklin Covey Co.*	119	2,398
FTI Consulting, Inc.*	1,811	81,640
Heidrick & Struggles International, Inc.	802	19,368
Hill International, Inc.*	1,668	7,256
Huron Consulting Group, Inc.*	908	45,990
ICF International, Inc.*	907	50,066
Kelly Services, Inc., Class A	1,348	30,896
Korn/Ferry International	1,091	32,108
ManpowerGroup, Inc.	3,214	285,628
Navigant Consulting, Inc.*	2,337	61,183
Resources Connection, Inc.	1,695	32,629
Robert Half International, Inc.	5,112	249,363
RPX Corp.*	2,212	23,890
TrueBlue, Inc.*	1,893	46,662

		1,162,743

Road & Rail (1.2%)
AMERCO	110	40,655
ArcBest Corp.	1,137	31,438

See Notes to Financial Statements.

1440

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Avis Budget Group, Inc.*	13,245	$485,827
Celadon Group, Inc.	1,274	9,109
Covenant Transportation Group, Inc., Class A*	561	10,850
Genesee & Wyoming, Inc., Class A*	11,002	763,648
Hertz Global Holdings, Inc.*	2,792	60,196
Knight Transportation, Inc.	231	7,635
Marten Transport Ltd.	975	22,718
Old Dominion Freight Line, Inc.*	8,570	735,220
Roadrunner Transportation Systems, Inc.*	1,432	14,878
Ryder System, Inc.	2,577	191,832
Saia, Inc.*	1,199	52,936
Universal Logistics Holdings, Inc.	137	2,240
USA Truck, Inc.*	410	3,571
Werner Enterprises, Inc.	2,111	56,891
YRC Worldwide, Inc.*	1,217	16,162

		2,505,806

Trading Companies & Distributors (0.7%)
Air Lease Corp.	2,340	80,332
Aircastle Ltd.	20,722	432,053
Applied Industrial Technologies, Inc.	984	58,450
BMC Stock Holdings, Inc. (x)*	419	8,171
CAI International, Inc.*	766	6,641
DXP Enterprises, Inc.*	606	21,052
GATX Corp. (x)	1,934	119,096
Herc Holdings, Inc.*	930	37,349
Kaman Corp.	1,175	57,493
Lawson Products, Inc.*	56	1,333
MRC Global, Inc.*	4,520	91,575
MSC Industrial Direct Co., Inc., Class A	1,326	122,509
Neff Corp., Class A*	320	4,512
NOW, Inc.*	5,059	103,558
Rush Enterprises, Inc., Class A*	1,458	46,510
Rush Enterprises, Inc., Class B*	248	7,656
Textainer Group Holdings Ltd. (x)	978	7,286
Titan Machinery, Inc. (x)*	775	11,292
Triton International Ltd.	1,498	23,668
United Rentals, Inc.*	633	66,832
Veritiv Corp.*	375	20,156
WESCO International, Inc.*	2,323	154,596
Willis Lease Finance Corp.*	197	5,039

		1,487,159

Transportation Infrastructure (0.2%)
Macquarie Infrastructure Corp.	3,633	296,816
Wesco Aircraft Holdings, Inc.*	2,008	30,020

		326,836

Total Industrials		26,085,161

Information Technology (11.2%)
Communications Equipment (1.9%)
ADTRAN, Inc.	841	18,796
Applied Optoelectronics, Inc.*	807	18,916
ARRIS International plc*	30,226	910,709
Bel Fuse, Inc., Class B	478	14,770
Black Box Corp.	695	$10,599
Brocade Communications Systems, Inc.	19,218	240,033
Calix, Inc.*	2,022	15,569
CommScope Holding Co., Inc.*	24,453	909,652
Comtech Telecommunications Corp.	1,078	12,774
Digi International, Inc.*	1,149	15,799
EchoStar Corp., Class A*	2,178	111,927
EMCORE Corp.	1,208	10,510
Finisar Corp.*	5,155	156,042
Harmonic, Inc.*	3,312	16,560
Infinera Corp.*	2,027	17,209
Ixia*	3,060	49,266
Juniper Networks, Inc.	37,515	1,060,174
KVH Industries, Inc.*	691	8,154
NETGEAR, Inc.*	529	28,751
NetScout Systems, Inc.*	4,278	134,757
Oclaro, Inc.*	730	6,534
ShoreTel, Inc.*	2,354	16,831
Silicom Ltd.	184	7,561
Sonus Networks, Inc.*	2,273	14,320
ViaSat, Inc.*	294	19,469
Viavi Solutions, Inc.*	11,007	90,037

		3,915,719

Electronic Equipment, Instruments & Components (2.4%)
Agilysys, Inc.*	711	7,366
Amphenol Corp., Class A	7,315	491,568
Anixter International, Inc.*	4,585	371,614
Arrow Electronics, Inc.*	4,374	311,866
Avnet, Inc.	6,144	292,516
AVX Corp.	2,192	34,261
Belden, Inc.	8,024	599,954
Benchmark Electronics, Inc.*	2,467	75,244
Control4 Corp.*	964	9,833
CTS Corp.	1,491	33,398
Daktronics, Inc.	1,741	18,629
Dolby Laboratories, Inc., Class A	2,444	110,444
Electro Scientific Industries, Inc.*	1,133	6,707
ePlus, Inc.*	89	10,253
FARO Technologies, Inc.*	659	23,724
Fitbit, Inc., Class A (x)*	1,157	8,469
FLIR Systems, Inc.	6,561	237,443
II-VI, Inc.*	2,067	61,287
Insight Enterprises, Inc.*	1,826	73,843
InvenSense, Inc.*	3,945	50,457
IPG Photonics Corp.*	271	26,750
Jabil Circuit, Inc.	8,987	212,722
Keysight Technologies, Inc.*	20,103	735,166
Kimball Electronics, Inc.*	1,353	24,625
Knowles Corp. (x)*	4,112	68,712
Maxwell Technologies, Inc. (x)*	1,457	7,460
Methode Electronics, Inc.	158	6,533
MTS Systems Corp.	63	3,572
National Instruments Corp.	1,045	32,207
Novanta, Inc.*	1,149	24,129
OSI Systems, Inc.*	839	63,865
Park Electrochemical Corp.	889	16,580
PC Connection, Inc.	467	13,118
Plexus Corp.*	1,597	86,302
Rogers Corp.*	612	47,008

See Notes to Financial Statements.

1441

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Sanmina Corp.*	3,527	$129,265
ScanSource, Inc.*	1,261	50,881
SYNNEX Corp.	1,403	169,791
Systemax, Inc.	466	4,087
Tech Data Corp.*	1,712	144,972
Trimble, Inc.*	2,542	76,641
TTM Technologies, Inc.*	3,443	46,928
Vishay Intertechnology, Inc. (x)	6,519	105,608
Vishay Precision Group, Inc.*	576	10,886
Zebra Technologies Corp., Class A*	456	39,107

		4,975,791

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	10,613	707,676
Autobytel, Inc.*	323	4,344
Bankrate, Inc.*	2,846	31,448
Bazaarvoice, Inc.*	3,815	18,503
Blucora, Inc.*	1,839	27,125
CommerceHub, Inc.*	1,560	23,436
Global Sources Ltd.*	359	3,177
IAC/InterActiveCorp*	722	46,778
Intralinks Holdings, Inc.*	1,826	24,688
Limelight Networks, Inc.*	2,755	6,943
Liquidity Services, Inc.*	1,121	10,930
Marchex, Inc., Class B*	1,463	3,877
Numerex Corp., Class A*	490	3,626
Pandora Media, Inc. (x)*	1,536	20,029
QuinStreet, Inc.*	1,550	5,828
RealNetworks, Inc.*	1,075	5,225
Reis, Inc.	144	3,204
RetailMeNot, Inc.*	1,667	15,503
Rightside Group Ltd.*	459	3,796
TechTarget, Inc.*	653	5,570
Twilio, Inc., Class A (x)*	117	3,375
Yelp, Inc.*	770	29,360
Zillow Group, Inc., Class A (x)*	773	28,176
Zillow Group, Inc., Class C (x)*	1,594	58,133

		1,090,750

IT Services (2.9%)
Acxiom Corp.*	29,907	801,507
Amdocs Ltd.	12,731	741,581
Booz Allen Hamilton Holding Corp.	31,841	1,148,504
Broadridge Financial Solutions, Inc.	3,641	241,398
CACI International, Inc., Class A*	1,173	145,804
Cardtronics plc, Class A*	8,832	481,962
Cass Information Systems, Inc.	229	16,848
Convergys Corp.	2,107	51,748
CoreLogic, Inc.*	1,783	65,668
Datalink Corp.*	902	10,157
EVERTEC, Inc.	578	10,260
Fidelity National Information Services, Inc.	11,818	893,913
Leidos Holdings, Inc.	3,162	161,705
ManTech International Corp., Class A	1,119	47,278
MoneyGram International, Inc.*	1,364	16,109
NCI, Inc., Class A	253	3,529
NeuStar, Inc., Class A*	204	$6,814
Perficient, Inc.*	532	9,305
ServiceSource International, Inc.*	1,159	6,583
Sykes Enterprises, Inc.*	1,863	53,766
Travelport Worldwide Ltd.	1,416	19,966
Unisys Corp. (x)*	855	12,782
Vantiv, Inc., Class A*	22,865	1,363,210

		6,310,397

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Energy Industries, Inc.*	116	6,351
Advanced Micro Devices, Inc.*	18,688	211,922
Alpha & Omega Semiconductor Ltd.*	933	19,845
Ambarella, Inc. (x)*	926	50,124
Amkor Technology, Inc.*	4,734	49,944
Axcelis Technologies, Inc.*	1,311	19,075
Brooks Automation, Inc.	3,208	54,761
Cabot Microelectronics Corp.	976	61,654
Cavium, Inc.*	381	23,790
Cohu, Inc.	1,190	16,541
Cree, Inc.*	3,048	80,437
Cypress Semiconductor Corp. (x)	36,111	413,109
Diodes, Inc.*	1,769	45,410
DSP Group, Inc.*	1,034	13,494
Entegris, Inc.*	2,761	49,422
Exar Corp.*	1,540	16,601
First Solar, Inc. (x)*	3,644	116,936
FormFactor, Inc.*	1,427	15,982
GigPeak, Inc.*	2,169	5,466
Intersil Corp., Class A	6,388	142,452
IXYS Corp.	1,095	13,031
Kopin Corp.*	2,821	8,012
Lam Research Corp.	3,537	373,967
Linear Technology Corp.	16,206	1,010,443
MACOM Technology Solutions Holdings, Inc. (x)*	13,214	611,543
Marvell Technology Group Ltd.	19,399	269,064
MKS Instruments, Inc.	2,498	148,381
Nanometrics, Inc.*	242	6,065
NeoPhotonics Corp.*	1,276	13,794
NVE Corp.	123	8,786
ON Semiconductor Corp.*	17,839	227,626
PDF Solutions, Inc.*	88	1,984
Photronics, Inc.*	3,146	35,550
Rambus, Inc.*	3,888	53,538
Rudolph Technologies, Inc.*	1,451	33,881
Sigma Designs, Inc.*	1,610	9,660
SunPower Corp. (x)*	2,776	18,349
Synaptics, Inc.*	10,653	570,787
Teradyne, Inc.	9,759	247,879
Tessera Holding Corp.	820	36,244
Ultra Clean Holdings, Inc.*	1,430	13,871
Ultratech, Inc.*	967	23,189
Veeco Instruments, Inc.*	1,902	55,443
Xcerra Corp.*	2,498	19,085

		5,223,488

Software (0.9%)
ANSYS, Inc.*	3,139	290,326
Bottomline Technologies de, Inc.*	284	7,106

See Notes to Financial Statements.

1442

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Digimarc Corp. (x)*	28	$840
EnerNOC, Inc. (x)*	142	852
FireEye, Inc.*	40,492	481,854
Glu Mobile, Inc. (x)*	4,937	9,578
Mentor Graphics Corp.	5,129	189,209
MicroStrategy, Inc., Class A*	217	42,836
Nuance Communications, Inc.*	2,630	39,187
Progress Software Corp.	2,075	66,255
PTC, Inc.*	3,050	141,124
QAD, Inc., Class A	342	10,397
Rubicon Project, Inc. (The)*	1,105	8,199
Silver Spring Networks, Inc.*	123	1,637
SS&C Technologies Holdings, Inc.	648	18,533
Synopsys, Inc.*	6,670	392,596
Tangoe, Inc.*	1,317	10,378
Telenav, Inc.*	1,225	8,636
TiVo Corp.*	3,880	81,092
VASCO Data Security International, Inc.*	157	2,143
Verint Systems, Inc.*	2,977	104,939
Zynga, Inc., Class A*	34,947	89,814

		1,997,531

Technology Hardware, Storage & Peripherals (0.1%)
Avid Technology, Inc. (x)*	530	2,332
CPI Card Group, Inc.	241	1,000
Diebold Nixdorf, Inc.	2,160	54,323
Eastman Kodak Co.*	149	2,310
Immersion Corp.*	900	9,567
Stratasys Ltd.*	1,229	20,328
Super Micro Computer, Inc.*	1,453	40,757

		130,617

Total Information Technology		23,644,293

Materials (5.4%)
Chemicals (2.2%)
A. Schulman, Inc.	1,355	45,325
AgroFresh Solutions, Inc.*	963	2,552
Albemarle Corp.	5,391	464,057
American Vanguard Corp.	1,355	25,948
Ashland Global Holdings, Inc.	2,982	325,903
Axalta Coating Systems Ltd.*	47,935	1,303,832
Cabot Corp.	2,962	149,699
Calgon Carbon Corp.	2,391	40,647
Chemours Co. (The)	1,461	32,273
Chemtura Corp.*	1,503	49,900
FutureFuel Corp.	1,117	15,526
GCP Applied Technologies, Inc.*	543	14,525
Hawkins, Inc.	423	22,821
Huntsman Corp.	9,555	182,309
Ingevity Corp.*	2,123	116,468
Innophos Holdings, Inc.	108	5,644
Innospec, Inc.	1,134	77,679
KMG Chemicals, Inc.	218	8,478
Koppers Holdings, Inc.*	195	7,859
Kraton Corp.*	1,462	41,638
Kronos Worldwide, Inc. (x)	979	11,689
LSB Industries, Inc. (x)*	998	8,403
Minerals Technologies, Inc.	776	59,946
NewMarket Corp.	22	9,324
Olin Corp.	7,943	$203,420
OMNOVA Solutions, Inc.*	854	8,540
Platform Specialty Products Corp.*	9,353	91,753
Quaker Chemical Corp.	189	24,181
Rayonier Advanced Materials, Inc. (x)	851	13,156
RPM International, Inc.	7,513	404,425
Scotts Miracle-Gro Co. (The), Class A	210	20,066
Stepan Co.	843	68,688
TerraVia Holdings, Inc. (x)*	3,636	4,181
Trecora Resources*	231	3,199
Tredegar Corp.	1,174	28,176
Trinseo SA	9,699	575,151
Tronox Ltd., Class A	2,841	29,291
Valhi, Inc.	419	1,450
Valvoline, Inc. (x)	1,456	31,304
W.R. Grace & Co.	1,515	102,475
Westlake Chemical Corp.	1,819	101,846

		4,733,747

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	82	6,212

Containers & Packaging (1.2%)
AptarGroup, Inc.	2,217	162,839
Avery Dennison Corp.	239	16,783
Bemis Co., Inc.	3,869	185,016
Berry Plastics Group, Inc.*	15,920	775,781
Graphic Packaging Holding Co.	4,566	56,984
Greif, Inc., Class A	1,234	63,316
Greif, Inc., Class B	265	17,901
Sealed Air Corp.	13,668	619,707
Sonoco Products Co.	4,763	251,010
UFP Technologies, Inc.*	289	7,355
WestRock Co.	9,064	460,179

		2,616,871

Metals & Mining (1.8%)
AK Steel Holding Corp. (x)*	14,853	151,649
Allegheny Technologies, Inc. (x)	5,133	81,769
Ampco-Pittsburgh Corp.	371	6,214
Carpenter Technology Corp.	2,217	80,189
Century Aluminum Co.*	2,141	18,327
Cliffs Natural Resources, Inc.*	10,518	88,456
Coeur Mining, Inc. (x)*	1,944	17,671
Commercial Metals Co.	5,407	117,764
Compass Minerals International, Inc. (x)	1,630	127,711
Ferroglobe plc	3,125	33,844
Handy & Harman Ltd.*	104	2,657
Haynes International, Inc.	519	22,312
Hecla Mining Co.	18,312	95,955
Kaiser Aluminum Corp.	537	41,720
Materion Corp.	965	38,214
Olympic Steel, Inc.	429	10,395
Reliance Steel & Aluminum Co.	16,264	1,293,638
Royal Gold, Inc.	2,920	184,982
Ryerson Holding Corp.*	465	6,208

See Notes to Financial Statements.

1443

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Schnitzer Steel Industries, Inc., Class A	1,161	$29,838
Steel Dynamics, Inc.	9,608	341,853
Stillwater Mining Co.*	5,873	94,614
SunCoke Energy, Inc.*	3,097	35,120
Tahoe Resources, Inc.	14,455	136,166
TimkenSteel Corp.*	1,792	27,740
United States Steel Corp.	23,095	762,365

		3,847,371

Paper & Forest Products (0.2%)
Boise Cascade Co.*	292	6,570
Domtar Corp.	2,984	116,465
KapStone Paper and Packaging Corp.	3,864	85,201
Louisiana-Pacific Corp.*	521	9,863
P.H. Glatfelter Co.	1,985	47,422
Schweitzer-Mauduit International, Inc.	1,178	53,634

		319,155

Total Materials		11,523,356

Real Estate (9.4%)
Equity Real Estate Investment Trusts (REITs) (8.8%)
Acadia Realty Trust (REIT)	3,001	98,073
Agree Realty Corp. (REIT)	1,104	50,839
Alexander’s, Inc. (REIT)	9	3,842
Alexandria Real Estate Equities, Inc. (REIT)	3,334	370,507
American Assets Trust, Inc. (REIT)	1,214	52,299
American Campus Communities, Inc. (REIT)	6,274	312,257
American Homes 4 Rent (REIT), Class A	8,007	167,987
Apartment Investment & Management Co. (REIT), Class A	7,471	339,557
Apple Hospitality REIT, Inc. (REIT)	7,880	157,442
Armada Hoffler Properties, Inc. (REIT)	295	4,298
Ashford Hospitality Prime, Inc. (REIT)	1,307	17,841
Ashford Hospitality Trust, Inc. (REIT)	3,851	29,884
Bluerock Residential Growth REIT, Inc. (REIT)	876	12,019
Brandywine Realty Trust (REIT)	8,440	139,344
Brixmor Property Group, Inc. (REIT)	9,163	223,760
Camden Property Trust (REIT)	4,107	345,275
Care Capital Properties, Inc. (REIT)	3,695	92,375
CatchMark Timber Trust, Inc. (REIT), Class A	1,800	20,268
CBL & Associates Properties, Inc. (REIT) (x)	8,144	93,656
Cedar Realty Trust, Inc. (REIT)	4,083	26,662
Chatham Lodging Trust (REIT)	1,836	37,730
Chesapeake Lodging Trust (REIT)	2,121	$54,849
City Office REIT, Inc. (REIT)	189	2,489
Colony Starwood Homes (REIT)	3,108	89,541
Columbia Property Trust, Inc. (REIT)	5,916	127,786
Communications Sales & Leasing, Inc. (REIT)*	5,837	148,318
Community Healthcare Trust, Inc. (REIT)	632	14,555
CoreCivic, Inc. (REIT)	5,613	137,294
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	551	19,219
Corporate Office Properties Trust (REIT)	4,562	142,426
Cousins Properties, Inc. (REIT)	16,743	142,483
CubeSmart (REIT)	18,176	486,572
CyrusOne, Inc. (REIT)	428	19,144
DCT Industrial Trust, Inc. (REIT)	4,360	208,757
DDR Corp. (REIT)	14,744	225,141
DiamondRock Hospitality Co. (REIT)	9,444	108,889
Douglas Emmett, Inc. (REIT)	6,799	248,571
Duke Realty Corp. (REIT)	16,624	441,533
Easterly Government Properties, Inc. (REIT)	1,549	31,011
Education Realty Trust, Inc. (REIT)	3,065	129,650
Empire State Realty Trust, Inc. (REIT), Class A	2,373	47,911
EPR Properties (REIT)	3,074	220,621
Equity Commonwealth (REIT)*	5,861	177,237
Equity One, Inc. (REIT)	4,415	135,496
Farmland Partners, Inc. (REIT) (x)	600	6,696
Federal Realty Investment Trust (REIT)	5,394	766,541
FelCor Lodging Trust, Inc. (REIT)	859	6,881
First Industrial Realty Trust, Inc. (REIT)	4,372	122,635
First Potomac Realty Trust (REIT)	2,822	30,957
Forest City Realty Trust, Inc. (REIT), Class A	10,979	228,802
Four Corners Property Trust, Inc. (REIT)	634	13,010
Franklin Street Properties Corp. (REIT)	4,975	64,476
GEO Group, Inc. (The) (REIT)	2,862	102,832
Getty Realty Corp. (REIT)	1,230	31,353
Gladstone Commercial Corp. (REIT)	1,101	22,130
Global Medical REIT, Inc. (REIT) (x)	367	3,274
Global Net Lease, Inc. (REIT) (x)	8,176	64,018
Government Properties Income Trust (REIT) (x)	3,198	60,970
Gramercy Property Trust (REIT)	17,310	158,906
Healthcare Realty Trust, Inc. (REIT)	5,479	166,123

See Notes to Financial Statements.

1444

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Healthcare Trust of America, Inc. (REIT), Class A	1,715	$49,924
Hersha Hospitality Trust (REIT)	1,906	40,979
Highwoods Properties, Inc. (REIT)	18,234	930,116
Hospitality Properties Trust (REIT)	7,719	245,001
Hudson Pacific Properties, Inc. (REIT)	5,122	178,143
Independence Realty Trust, Inc. (REIT) (x)	2,641	23,558
InfraREIT, Inc. (REIT)*	1,895	33,939
Investors Real Estate Trust (REIT)	5,813	41,447
iStar, Inc. (REIT)*	58,044	718,004
Kilroy Realty Corp. (REIT)	4,345	318,141
Kite Realty Group Trust (REIT)	3,925	92,159
LaSalle Hotel Properties (REIT)	5,297	161,400
Lexington Realty Trust (REIT)	11,026	119,081
Liberty Property Trust (REIT)	6,979	275,671
Life Storage, Inc. (REIT)	777	66,247
LTC Properties, Inc. (REIT)	290	13,624
Mack-Cali Realty Corp. (REIT)	4,265	123,770
Medical Properties Trust, Inc. (REIT)	9,273	114,058
Mid-America Apartment Communities, Inc. (REIT)	12,108	1,185,614
Monmouth Real Estate Investment Corp. (REIT) (x)	2,608	39,746
Monogram Residential Trust, Inc. (REIT) (x)	8,180	88,508
National Retail Properties, Inc. (REIT)	6,876	303,919
National Storage Affiliates Trust (REIT)	1,524	33,635
New Senior Investment Group, Inc. (REIT)	4,132	40,452
New York REIT, Inc. (REIT)	7,919	80,140
NexPoint Residential Trust, Inc. (REIT)	877	19,592
NorthStar Realty Europe Corp. (REIT)	2,931	36,843
NorthStar Realty Finance Corp. (REIT)	8,565	129,760
Omega Healthcare Investors, Inc. (REIT)	5,597	174,962
One Liberty Properties, Inc. (REIT)	632	15,876
Outfront Media, Inc. (REIT)	5,590	139,023
Paramount Group, Inc. (REIT)	8,590	137,354
Parkway, Inc. (REIT)*	2,092	46,547
Pebblebrook Hotel Trust (REIT)	3,381	100,585
Pennsylvania REIT (REIT)	2,346	44,480
Physicians Realty Trust (REIT)	36,105	684,551
Piedmont Office Realty Trust, Inc. (REIT), Class A	6,972	145,785
Preferred Apartment Communities, Inc. (REIT), Class A (x)	996	14,850
RAIT Financial Trust (REIT)	4,086	13,729
Ramco-Gershenson Properties Trust (REIT)	3,735	61,926
Rayonier, Inc. (REIT)	5,942	158,057
Regency Centers Corp. (REIT)	4,093	$282,212
Retail Opportunity Investments Corp. (REIT)	23,827	503,465
Retail Properties of America, Inc. (REIT), Class A	11,300	173,229
Rexford Industrial Realty, Inc. (REIT)	1,970	45,684
RLJ Lodging Trust (REIT)	5,854	143,364
Sabra Health Care REIT, Inc. (REIT)	2,637	64,396
Saul Centers, Inc. (REIT)	85	5,662
Select Income REIT (REIT)	3,087	77,792
Senior Housing Properties Trust (REIT)	10,032	189,906
Seritage Growth Properties (REIT), Class A (x)	1,194	50,996
Silver Bay Realty Trust Corp. (REIT)	1,768	30,304
Spirit Realty Capital, Inc. (REIT)	23,046	250,280
STORE Capital Corp. (REIT)	7,330	181,124
Summit Hotel Properties, Inc. (REIT)	4,102	65,755
Sun Communities, Inc. (REIT)	3,214	246,225
Sunstone Hotel Investors, Inc. (REIT)	10,509	160,262
Tanger Factory Outlet Centers, Inc. (REIT)	483	17,282
Taubman Centers, Inc. (REIT)	1,416	104,685
Terreno Realty Corp. (REIT)	1,533	43,675
Tier REIT, Inc. (REIT)	2,242	38,988
UMH Properties, Inc. (REIT)	1,200	18,060
Washington Prime Group, Inc. (REIT)	7,105	73,963
Washington Real Estate Investment Trust (REIT)	2,338	76,429
Weingarten Realty Investors (REIT)	5,589	200,030
Whitestone REIT (REIT)	1,345	19,341
WP Carey, Inc. (REIT)	4,973	293,855
Xenia Hotels & Resorts, Inc. (REIT)	4,987	96,848

		18,500,020

Real Estate Management & Development (0.6%)
Alexander & Baldwin, Inc.	1,056	47,383
AV Homes, Inc.*	542	8,564
Consolidated-Tomoka Land Co.	26	1,389
Forestar Group, Inc.*	1,563	20,788
FRP Holdings, Inc.*	294	11,084
Howard Hughes Corp. (The)*	1,737	198,192
Jones Lang LaSalle, Inc.	6,892	696,367
Kennedy-Wilson Holdings, Inc.	2,008	41,164
RE/MAX Holdings, Inc., Class A	844	47,264
Realogy Holdings Corp.	6,962	179,132
St Joe Co. (The)*	1,944	36,936
Stratus Properties, Inc. (x)*	275	9,006
Tejon Ranch Co.*	608	15,461
Trinity Place Holdings, Inc. (x)*	604	5,599

		1,318,329

Total Real Estate		19,818,349

See Notes to Financial Statements.

1445

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)
Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
ATN International, Inc.	481	$38,543
Cincinnati Bell, Inc.*	1,994	44,566
Consolidated Communications Holdings, Inc. (x)	816	21,910
FairPoint Communications, Inc.*	201	3,759
Frontier Communications Corp. (x)	55,963	189,155
Globalstar, Inc. (x)*	6,830	10,791
Hawaiian Telcom Holdco, Inc.*	277	6,864
IDT Corp., Class B	311	5,766
Intelsat SA (x)*	945	2,523
Iridium Communications, Inc. (x)*	3,932	37,747
Lumos Networks Corp.*	810	12,652
ORBCOMM, Inc.*	306	2,531
pdvWireless, Inc. (x)*	464	10,463
Vonage Holdings Corp.*	7,876	53,951
Windstream Holdings, Inc. (x)	4,010	29,393
Zayo Group Holdings, Inc.*	27,201	893,824

		1,364,438

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	774	9,435
NII Holdings, Inc.*	2,614	5,620
Spok Holdings, Inc.	1,005	20,854
Telephone & Data Systems, Inc.	4,579	132,196
United States Cellular Corp.*	634	27,718

		195,823

Total Telecommunication Services		1,560,261

Utilities (4.8%)
Electric Utilities (1.5%)
ALLETE, Inc.	2,379	152,708
Alliant Energy Corp.	10,913	413,494
El Paso Electric Co.	1,896	88,164
Empire District Electric Co. (The)	2,051	69,919
Fortis, Inc.	8,322	256,983
Genie Energy Ltd., Class B (x)*	442	2,542
Great Plains Energy, Inc.	10,328	282,471
Hawaiian Electric Industries, Inc.	5,156	170,509
IDACORP, Inc.	2,417	194,689
MGE Energy, Inc.	904	59,031
OGE Energy Corp.	9,567	320,016
Otter Tail Corp.	1,768	72,134
Pinnacle West Capital Corp.	5,324	415,432
PNM Resources, Inc.	3,821	131,060
Portland General Electric Co.	4,289	185,842
Westar Energy, Inc.	6,807	383,574

		3,198,568

Gas Utilities (1.5%)
Atmos Energy Corp.	4,862	360,516
Chesapeake Utilities Corp.	628	42,045
Delta Natural Gas Co., Inc.	274	8,036
National Fuel Gas Co.	3,609	204,414
New Jersey Resources Corp.	3,793	134,652
Northwest Natural Gas Co.	1,280	76,544
ONE Gas, Inc.	2,495	159,580
South Jersey Industries, Inc.	3,840	$129,370
Southwest Gas Corp.	2,038	156,152
Spire, Inc.	2,130	137,492
UGI Corp.	32,769	1,509,995
WGL Holdings, Inc.	2,317	176,741

		3,095,537

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	5,658	14,145
Atlantica Yield plc (x)	2,786	53,909
Calpine Corp.*	17,192	196,504
Dynegy, Inc.*	5,700	48,222
NRG Energy, Inc.	15,056	184,587
NRG Yield, Inc., Class A	1,602	24,607
NRG Yield, Inc., Class C (x)	2,984	47,147
Ormat Technologies, Inc.	1,027	55,068
Pattern Energy Group, Inc.	551	10,463
TerraForm Global, Inc., Class A*	4,409	17,416
TerraForm Power, Inc., Class A (x)*	4,190	53,674
Vivint Solar, Inc. (x)*	369	941

		706,683

Multi-Utilities (1.1%)
Avista Corp.	3,052	122,049
Black Hills Corp. (x)	12,039	738,472
CMS Energy Corp.	21,156	880,514
MDU Resources Group, Inc.	9,311	267,877
NorthWestern Corp.	2,333	132,678
Unitil Corp.	669	30,332
Vectren Corp.	3,977	207,401

		2,379,323

Water Utilities (0.4%)
American States Water Co.	607	27,655
American Water Works Co., Inc.	6,265	453,335
Aqua America, Inc.	8,515	255,791
Artesian Resources Corp., Class A	338	10,796
California Water Service Group	969	32,849
Connecticut Water Service, Inc.	407	22,731
Consolidated Water Co. Ltd. (x)	650	7,053
Middlesex Water Co.	128	5,496
SJW Group	780	43,664
York Water Co. (The)	79	3,018

		862,388

Total Utilities		10,242,499

Total Common Stocks (96.1%) (Cost $157,954,187)		203,526,011

	Number of Rights	Value (Note 1)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	1,097	—

Total Information Technology		—

See Notes to Financial Statements.

1446

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Rights	Value (Note 1)

Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	2,407	$5,416

Total Telecommunication Services		5,416

Total Rights (0.0%) (Cost $—)		5,416

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.5%)
JPMorgan Prime Money Market Fund, IM Shares	7,391,065	7,393,283

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.9%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,008, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000. (xx)	100,000	100,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $300,024, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,100,128, collateralized by various Common Stocks; total market value $1,222,711. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $300,032, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $306,001. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,000,233, collateralized by various Common Stocks; total market value $2,223,110. (xx)	$2,000,000	$2,000,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,190,148, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $1,213,884. (xx)	1,190,082	1,190,082
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $300,015, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $306,004. (xx)	300,000	300,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $400,034, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $408,207. (xx)	400,000	400,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $500,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $510,258. (xx)	500,000	500,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,028, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $510,000. (xx)	500,000	500,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		8,190,082

Total Short-Term Investments (7.4%) (Cost $15,581,683)		15,583,365

Total Investments (103.5%) (Cost $173,535,870)		219,114,792
Other Assets Less Liabilities (-3.5%)		(7,475,707)

Net Assets (100%)		$211,639,085

See Notes to Financial Statements.

1447

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
†	Securities (totaling $709,535 or 0.3% of net assets) held at fair value by management.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $7,964,519. This was secured by cash collateral of $8,190,082 which was subsequently invested in joint repurchase agreements with a total value of $8,190,082, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $79,993 collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 6.500%, maturing 1/12/17 - 5/15/45.

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)
PennyMac Financial Services, Inc, Class A	$4,639	$—	$—	$5,029	$—	$—
PennyMac Mortgage Investment Trust (REIT)	40,851	8,896	—	52,891	5,814	—

	$45,490	$8,896	$—	$57,920	$5,814	$—

At December 31, 2016, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	10	March-17	$681,087	$678,450	$(2,637)
S&P MidCap 400 E-Mini Index	16	March-17	2,684,793	2,654,560	(30,233)

					$(32,870)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(b)	Total
Assets:
Common Stocks
Consumer Discretionary	$23,107,443	$20,821	$—	$23,128,264
Consumer Staples	8,964,114	4,290	—	8,968,404
Energy	13,059,509	—	—	13,059,509
Financials	53,753,036	—	—	53,753,036
Health Care	11,038,760	—	704,119	11,742,879
Industrials	26,085,161	—	—	26,085,161
Information Technology	23,644,293	—	—	23,644,293
Materials	11,523,356	—	—	11,523,356
Real Estate	19,818,349	—	—	19,818,349
Telecommunication Services	1,560,261	—	—	1,560,261
Utilities	10,242,499	—	—	10,242,499

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(b)		Total
Rights
Information Technology	$—	$—	$—	(c)	$— (c)
Telecommunication Services	—	—	5,416		5,416
Short-Term Investments
Investment Companies	7,393,283	—	—		7,393,283
Repurchase Agreements	—	8,190,082	—		8,190,082

Total Assets	$210,190,064	$8,215,193	$709,535		$219,114,792

Liabilities:
Futures	$(32,870)	$—	$—		$(32,870)

Total Liabilities	$(32,870)	$—	$—		$(32,870)

Total	$210,157,194	$8,215,193	$709,535		$219,081,922

(a)	A security with a market value of $4,290 transferred from Level 1 to Level 2 at the end of the year due to inactive trading.
(b)	A security with a market value of $704,119 transferred from Level 1 to Level 3 at the end of the year due to inactive trading.
(c)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(32,870	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(17,313)	$(17,313)
Equity contracts	498,382	—	498,382

Total	$498,382	$(17,313)	$481,069

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Futures
Equity contracts	$(29,309)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and forward foreign currency contracts for hedging.

The Portfolio held futures contracts with an average notional balance of approximately $2,130,000 and held forward foreign currency contracts with an average settlement value of approximately $729,000 for three days during the year ended December 31, 2016.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities (affiliated 14%)*	$76,198,186
Net Proceeds of Sales and Redemptions:
Long—term investments other than U.S. government debt securities (affiliated 15%)*	$80,268,006

* During the year ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,842,399
Aggregate gross unrealized depreciation	(9,524,223)

Net unrealized appreciation	$45,318,176

Federal income tax cost of investments	$173,796,616

For the year ended December 31, 2016, the Portfolio incurred approximately $3,483 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $71,585)	$57,920
Unaffiliated Issuers (Cost $165,274,203)	210,866,790
Repurchase Agreements (Cost $8,190,082)	8,190,082
Cash	1,011,235
Cash held as collateral at broker	141,100
Dividends, interest and other receivables	367,420
Receivable for securities sold	58,679
Receivable from Separate Accounts for Trust shares sold	17,193
Securities lending income receivable	9,604
Other assets	613

Total assets	220,720,636

LIABILITIES
Payable for return of collateral on securities loaned	8,190,082
Payable to Separate Accounts for Trust shares redeemed	457,158
Payable for securities purchased	157,446
Investment management fees payable	124,883
Distribution fees payable – Class IB	25,029
Administrative fees payable	22,547
Due to broker for futures variation margin	13,890
Trustees’ fees payable	6,729
Distribution fees payable – Class IA	2,766
Accrued expenses	81,021

Total liabilities	9,081,551

NET ASSETS	$211,639,085

Net assets were comprised of:
Paid in capital	$193,233,414
Accumulated undistributed net investment income (loss)	84,938
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(27,225,319)
Net unrealized appreciation (depreciation) on investments and futures	45,546,052

Net assets	$211,639,085

Class IA
Net asset value, offering and redemption price per share, $12,712,991 / 812,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.64

Class IB
Net asset value, offering and redemption price per share, $117,604,083 / 7,672,517 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.33

Class K
Net asset value, offering and redemption price per share, $81,322,011 / 5,199,171 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.64

(x)	Includes value of securities on loan of $7,964,519.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($5,814 of dividend income received from affiliates) (net of $2,570 foreign withholding tax)	$3,115,438
Interest	10,383
Securities lending (net)	97,943

Total income	3,223,764

EXPENSES
Investment management fees	1,514,423
Distribution fees – Class IB	261,662
Administrative fees	237,428
Custodian fees	140,000
Professional fees	68,482
Distribution fees – Class IA	29,530
Printing and mailing expenses	13,071
Trustees’ fees	4,554
Miscellaneous	7,887

Gross expenses	2,277,037
Less: Waiver from investment manager	(314,631)

Net expenses	1,962,406

NET INVESTMENT INCOME (LOSS)	1,261,358

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	6,543,520
Net distributions of realized gain received from underlying funds	21
Futures	498,382
Foreign currency transactions	(2,399)

Net realized gain (loss)	7,039,524

Change in unrealized appreciation (depreciation) on:
Investments ($3,534 of change in unrealized appreciation (depreciation) from affiliates)	26,429,524
Futures	(29,309)

Net change in unrealized appreciation (depreciation)	26,400,215

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,439,739

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,701,097

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,261,358	$1,235,229
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from underlying funds	7,039,524	13,445,279
Net change in unrealized appreciation (depreciation) on investments and futures	26,400,215	(24,935,224)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,701,097	(10,254,716)

DIVIDENDS:
Dividends from net investment income
Class IA	(124,305)	(90,407)
Class IB	(1,129,852)	(775,596)
Class K	(984,047)	(661,674)

TOTAL DIVIDENDS:	(2,238,204)	(1,527,677)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 55,196 and 86,161 shares, respectively ]	784,091	1,220,061
Capital shares issued in reinvestment of dividends [ 7,930 and 6,950 shares, respectively ]	124,305	90,407
Capital shares repurchased [ (124,288) and (151,360) shares, respectively ]	(1,780,476)	(2,112,221)

Total Class IA transactions	(872,080)	(801,753)

Class IB
Capital shares sold [ 896,082 and 398,318 shares, respectively ]	12,572,657	5,537,869
Capital shares issued in reinvestment of dividends [ 73,563 and 60,844 shares, respectively ]	1,129,852	775,596
Capital shares repurchased [ (1,261,889) and (1,117,509) shares, respectively ]	(17,221,269)	(15,572,522)

Total Class IB transactions	(3,518,760)	(9,259,057)

Class K
Capital shares sold [ 582,196 and 131,404 shares, respectively ]	7,270,094	1,871,245
Capital shares issued in reinvestment of dividends [ 62,793 and 50,870 shares, respectively ]	984,047	661,674
Capital shares repurchased [ (440,078) and (1,157,323) shares, respectively ]	(6,026,835)	(16,574,931)

Total Class K transactions	2,227,306	(14,042,012)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,163,534)	(24,102,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,299,359	(35,885,215)
NET ASSETS:
Beginning of year	181,339,726	217,224,941

End of year (a)	$211,639,085	$181,339,726

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$84,938	$(45,337)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015		2014	2013	2012
Net asset value, beginning of year	$13.26	$14.15		$13.49	$9.98	$8.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.07		0.04	0.01	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.45	(0.86)		0.68	3.55	1.27

Total from investment operations	2.53	(0.79)		0.72	3.56	1.29

Less distributions:
Dividends from net investment income	(0.15)	(0.10)		(0.06)	(0.05)	(0.04)

Net asset value, end of year	$15.64	$13.26		$14.15	$13.49	$9.98

Total return	19.08%	(5.57	)%(aa)	5.37%	35.64%	14.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,713	$11,590		$13,187	$14,096	$12,428
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.15%		1.22%	1.25%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.15%		1.22%	1.25%	1.23%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	1.29%		1.35%	1.30%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.57%	0.52%		0.27%	0.09%	0.17%
After waivers, reimbursements and fees paid indirectly (f)	0.57%	0.52%		0.27%	0.09%	0.19%
Before waivers, reimbursements and fees paid indirectly (f)	0.40%	0.38%		0.15%	0.04%	0.16%
Portfolio turnover rate^	42%	34%		42%	37%	60%

	Year Ended December 31,
Class IB	2016	2015		2014	2013	2012
Net asset value, beginning of year	$13.00	$13.87		$13.22	$9.79	$8.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.07		0.04	0.01	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.40	(0.84)		0.67	3.46	1.26

Total from investment operations	2.48	(0.77)		0.71	3.47	1.28

Less distributions:
Dividends from net investment income	(0.15)	(0.10)		(0.06)	(0.04)	(0.04)

Net asset value, end of year	$15.33	$13.00		$13.87	$13.22	$9.79

Total return	19.06%	(5.55	)%(bb)	5.39%	35.50%	14.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$117,604	$103,513		$119,568	$125,036	$463,546
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13%	1.15%		1.22%	1.25%	1.25%
After waivers, reimbursements and fees paid indirectly (f)	1.13%	1.15%		1.22%	1.25%	1.23%
Before waivers, reimbursements and fees paid indirectly (f)	1.30%	1.29%		1.35%	1.27%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.57%	0.52%		0.27%	0.06%	0.17%
After waivers, reimbursements and fees paid indirectly (f)	0.57%	0.52%		0.27%	0.07%	0.19%
Before waivers, reimbursements and fees paid indirectly (f)	0.40%	0.37%		0.15%	0.04%	0.16%
Portfolio turnover rate^	42%	34%		42%	37%	60%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2016	2015		2014	2013	2012
Net asset value, beginning of year	$13.26	$14.15		$13.49	$9.98	$8.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11		0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.45	(0.87)		0.69	3.55	1.27

Total from investment operations	2.57	(0.76)		0.76	3.59	1.31

Less distributions:
Dividends from net investment income	(0.19)	(0.13)		(0.10)	(0.08)	(0.06)

Net asset value, end of year	$15.64	$13.26		$14.15	$13.49	$9.98

Total return	19.39%	(5.33	)%(cc)	5.63%	35.98%	15.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81,322	$66,237		$84,470	$97,165	$83,979
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.90%		0.98%	1.00%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	0.88%	0.90%		0.98%	1.00%	0.98%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.04%		1.10%	1.05%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.82%	0.75%		0.51%	0.34%	0.42%
After waivers, reimbursements and fees paid indirectly (f)	0.82%	0.75%		0.51%	0.34%	0.44%
Before waivers, reimbursements and fees paid indirectly (f)	0.66%	0.61%		0.39%	0.29%	0.41%
Portfolio turnover rate^	42%	34%		42%	37%	60%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.70)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.47)%.

See Notes to Financial Statements.

1454

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Allianz Global Investors U.S. LLC
➢	SSGA Funds Management, Inc.
➢	Wellington Management Company, LLP

Annualized Total Returns as of 12/31/16
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.96%	15.13%	8.56%
Portfolio – Class IB Shares	8.97	15.13	8.43
Portfolio – Class K Shares*	9.21	N/A	14.07
S&P North American Technology Sector Index	13.56	17.41	10.42
Russell 1000® Index	12.05	14.69	7.08
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.97% for the year ended December 31, 2016. The Portfolio’s benchmarks, the S&P North American Technology Sector Index and the Russell 1000® Index, returned 13.56% and 12.05%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2016

What helped performance during the year:

•

On the positive side, strong contributions from overweights in some semiconductor stocks added to absolute and relative performance. Companies such as Applied Materials Inc., Micron Technology, Inc., Lam Research Corp., and Microchip Technology, Inc. all benefitted from tighter inventories, better pricing, and new technologies in manufacturing semiconductors.

•	Contributions also came from Microsoft Corp., Apple Inc. and amazon.com Inc.

•	Sectors benefitting performance included Semiconductors & Semiconductor Equipment, Technology Hardware, Storage & Peripherals and IT Services.

What hurt performance during the year:

•	The primary drivers for the Portfolio’s relative underperformance include our overweights in some high-growth software companies such as ServiceNow Inc., Imperva Inc. and Criteo SA.

•	Other individual detractors included Palo Alto Networks Inc. and Skyworks Solutions Inc.

•

Many high-growth stocks have been under pressure for most of the year due to their high valuations, as investors struggled to justify paying large premiums even though many of these companies delivered robust double-digit earnings growth.

•	From a sector perspective, Auto Components and Automobiles were the largest detractors from performance.

Sector Weightings as of December 31, 2016	% of Net Assets
Information Technology	69.8%
Exchange Traded Funds	20.3
Consumer Discretionary	8.0
Repurchase Agreements	2.1
Investment Company	1.2
Industrials	0.6
Cash and Other	(2.0)

100.0%

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MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16
Class IA
Actual	$1,000.00	$1,105.55	$6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.34
Class IB
Actual	1,000.00	1,105.55	6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.34
Class K
Actual	1,000.00	1,106.79	5.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.25%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.0%)
Auto Components (0.1%)
Hota Industrial Manufacturing Co. Ltd.	120,000	$465,419
Tung Thih Electronic Co. Ltd.	39,000	350,321

		815,740

Household Durables (0.8%)
Garmin Ltd. (x)	125,087	6,065,469
Pioneer Corp.*	172,300	347,917

		6,413,386

Internet & Direct Marketing Retail (7.1%)
Amazon.com, Inc.*	49,314	36,979,088
Etsy, Inc.*	5,059	59,595
Expedia, Inc.	17,215	1,950,115
Groupon, Inc. (x)*	22,255	73,887
HSN, Inc.	1,700	58,310
Liberty Expedia Holdings, Inc., Class A*	2,853	113,179
Liberty Interactive Corp. QVC Group*	23,400	467,532
Liberty TripAdvisor Holdings, Inc., Class A*	3,407	51,275
Liberty Ventures*	4,278	157,730
Netflix, Inc.*	63,571	7,870,090
Priceline Group, Inc. (The)*	5,929	8,692,270
Shutterfly, Inc.*	1,900	95,342
TripAdvisor, Inc.*	6,076	281,744
Wayfair, Inc., Class A (x)*	1,494	52,365

		56,902,522

Total Consumer Discretionary		64,131,648

Industrials (0.6%)
Electrical Equipment (0.2%)
Bizlink Holding, Inc.	77,489	400,320
Nidec Corp.	9,400	811,115
Voltronic Power Technology Corp.	31,992	442,224

		1,653,659

Industrial Conglomerates (0.0%)
Toshiba Corp.*	133,600	323,612

Professional Services (0.4%)
Equifax, Inc.	9,163	1,083,341
TransUnion*	36,003	1,113,573
WageWorks, Inc.*	9,268	671,930

		2,868,844

Total Industrials		4,846,115

Information Technology (69.8%)
Communications Equipment (3.7%)
ADTRAN, Inc.	2,800	62,580
Arista Networks, Inc.*	21,549	2,085,297
ARRIS International plc*	10,113	304,705
Brocade Communications Systems, Inc.	21,300	266,037
Ciena Corp.*	14,000	341,740
Cisco Systems, Inc.	612,319	18,504,280
CommScope Holding Co., Inc.*	10,157	$377,840
EchoStar Corp., Class A*	2,400	123,336
F5 Networks, Inc.*	3,500	506,520
Finisar Corp.*	5,800	175,566
Harris Corp.	6,600	676,302
Infinera Corp. (x)*	7,600	64,524
InterDigital, Inc.	1,900	173,565
Ixia*	3,500	56,350
Juniper Networks, Inc.	110,020	3,109,165
Lumentum Holdings, Inc.*	2,880	111,312
Motorola Solutions, Inc.	8,839	732,665
NETGEAR, Inc.*	1,800	97,830
NetScout Systems, Inc.*	4,800	151,200
Oclaro, Inc.*	106,738	955,305
Palo Alto Networks, Inc.*	4,752	594,238
Plantronics, Inc.	1,700	93,092
Ubiquiti Networks, Inc.*	1,353	78,203
ViaSat, Inc.*	2,700	178,794
Viavi Solutions, Inc.*	11,700	95,706

		29,916,152

Electronic Equipment, Instruments & Components (3.0%)
Alps Electric Co. Ltd.	19,800	478,758
Amphenol Corp., Class A	16,314	1,096,301
Anixter International, Inc.*	1,600	129,680
Arrow Electronics, Inc.*	4,900	349,370
Avnet, Inc.	6,800	323,748
AVX Corp.	2,800	43,764
Belden, Inc.	2,200	164,494
Benchmark Electronics, Inc.*	2,400	73,200
CDW Corp.	73,377	3,822,208
Celestica, Inc.*	6,219	73,695
Chunghwa Precision Test Tech Co. Ltd.	10,484	387,104
Cognex Corp.	15,095	960,344
Coherent, Inc.*	4,888	671,538
Corning, Inc.	232,432	5,641,124
Dolby Laboratories, Inc., Class A	2,863	129,379
Fabrinet*	1,900	76,570
Fitbit, Inc., Class A (x)*	7,137	52,243
FLIR Systems, Inc.	7,308	264,477
II-VI, Inc.*	2,900	85,985
IPG Photonics Corp.*	2,000	197,420
Itron, Inc.*	9,294	584,128
Jabil Circuit, Inc.	10,400	246,168
Keysight Technologies, Inc.*	9,006	329,349
Kingpak Technology, Inc.	60,726	376,841
Knowles Corp.*	4,924	82,280
Largan Precision Co. Ltd.	15,300	1,799,218
Littelfuse, Inc.	1,200	182,124
Methode Electronics, Inc.	2,100	86,835
National Instruments Corp.	5,600	172,592
OSI Systems, Inc.*	900	68,508
Plexus Corp.*	1,900	102,676
Sanmina Corp.*	3,793	139,013
Sunny Optical Technology Group Co. Ltd. (x)	295,510	1,293,773
SYNNEX Corp.	1,500	181,530
TE Connectivity Ltd.	18,678	1,294,012
Tech Data Corp.*	3,830	324,324
Tongda Group Holdings Ltd.	1,270,000	327,552
Trimble, Inc.*	13,300	400,995

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Universal Display Corp. (x)*	2,300	$129,490
VeriFone Systems, Inc.*	47,771	846,980
Vishay Intertechnology, Inc. (x)	7,200	116,640
Zebra Technologies Corp., Class A*	2,700	231,552

		24,337,982

Internet Software & Services (11.9%)
2U, Inc.*	2,184	65,848
Akamai Technologies, Inc.*	9,100	606,788
Alibaba Group Holding Ltd. (ADR)*	19,267	1,691,835
Alphabet, Inc., Class A*	34,877	27,638,278
Alphabet, Inc., Class C*	28,369	21,895,761
Baidu, Inc. (ADR)*	4,968	816,789
Bankrate, Inc.*	3,276	36,200
comScore, Inc.*	2,700	85,266
Cornerstone OnDemand, Inc.*	2,792	118,130
CoStar Group, Inc.*	1,700	320,433
eBay, Inc.*	55,400	1,644,826
Endurance International Group Holdings, Inc.*	3,014	28,030
Envestnet, Inc.*	2,300	81,075
Facebook, Inc., Class A*	252,560	29,057,028
GoDaddy, Inc., Class A (x)*	25,854	903,597
Gogo, Inc. (x)*	2,689	24,793
GrubHub, Inc.*	17,197	646,951
IAC/InterActiveCorp*	3,800	246,202
j2 Global, Inc.	14,814	1,211,785
Just Eat plc*	129,179	928,933
LogMeIn, Inc.	1,300	125,515
NetEase, Inc. (ADR)	2,761	594,554
New Relic, Inc. (x)*	1,595	45,059
NIC, Inc.	3,100	74,090
Pandora Media, Inc. (x)*	12,095	157,719
Shutterstock, Inc. (x)*	1,098	52,177
Stamps.com, Inc. (x)*	800	91,720
Tencent Holdings Ltd.	77,826	1,903,874
Twitter, Inc.*	31,204	508,625
VeriSign, Inc. (x)*	4,900	372,743
Web.com Group, Inc.*	2,722	57,570
WebMD Health Corp. (x)*	2,004	99,338
Wix.com Ltd.*	5,890	262,400
Yahoo!, Inc.*	46,100	1,782,687
Yelp, Inc.*	3,093	117,936
Zillow Group, Inc., Class A (x)*	2,297	83,726
Zillow Group, Inc., Class C (x)*	32,204	1,174,480

		95,552,761

IT Services (13.6%)
Accenture plc, Class A	45,360	5,313,017
Acxiom Corp.*	4,200	112,560
Alliance Data Systems Corp.	14,002	3,199,457
Automatic Data Processing, Inc.	72,023	7,402,524
Black Knight Financial Services, Inc., Class A*	1,251	47,288
Blackhawk Network Holdings, Inc.*	2,963	111,631
Booz Allen Hamilton Holding Corp.	39,915	1,439,734
Broadridge Financial Solutions, Inc.	6,300	417,690
CACI International, Inc., Class A*	1,300	$161,590
Cardtronics plc, Class A*	7,418	404,800
Cognizant Technology Solutions Corp., Class A*	75,811	4,247,690
Computer Sciences Corp.	87,345	5,190,040
Convergys Corp.	5,000	122,800
CoreLogic, Inc.*	4,700	173,101
CSG Systems International, Inc.	1,700	82,280
CSRA, Inc.	90,459	2,880,215
DST Systems, Inc.	1,700	182,155
EPAM Systems, Inc.*	2,299	147,849
Euronet Worldwide, Inc.*	2,700	195,561
EVERTEC, Inc.	3,083	54,723
ExlService Holdings, Inc.*	1,800	90,792
Fidelity National Information Services, Inc.	93,100	7,042,084
First Data Corp., Class A*	29,626	420,393
Fiserv, Inc.*	34,280	3,643,278
FleetCor Technologies, Inc.*	14,824	2,097,892
Gartner, Inc.*	4,400	444,708
Genpact Ltd.*	68,695	1,672,036
Global Payments, Inc.	91,964	6,383,221
International Business Machines Corp.	45,640	7,575,784
Jack Henry & Associates, Inc.	4,200	372,876
Leidos Holdings, Inc.	7,425	379,715
ManTech International Corp., Class A	1,400	59,150
Mastercard, Inc, Class A.	102,260	10,558,345
MAXIMUS, Inc.	3,400	189,686
NeuStar, Inc., Class A*	2,754	91,984
Paychex, Inc.	46,160	2,810,221
PayPal Holdings, Inc.*	106,736	4,212,870
Sabre Corp.	11,115	277,319
Science Applications International Corp.	2,362	200,298
Square, Inc., Class A*	214,845	2,928,337
Syntel, Inc.	1,800	35,622
TeleTech Holdings, Inc.	900	27,450
Teradata Corp.*	6,795	184,620
Total System Services, Inc.	62,417	3,060,306
Travelport Worldwide Ltd.	6,210	87,561
Vantiv, Inc., Class A*	73,753	4,397,154
Visa, Inc., Class A	193,441	15,092,267
Western Union Co. (The)	25,400	551,688
WEX, Inc.*	16,254	1,813,946
Xerox Corp.	45,154	394,194

		108,982,502

Semiconductors & Semiconductor Equipment (14.1%)
Acacia Communications, Inc.*	711	43,904
Advanced Energy Industries, Inc.*	2,100	114,975
Advanced Micro Devices, Inc. (x)*	38,800	439,992
Amkor Technology, Inc.*	6,600	69,630
Analog Devices, Inc.	29,071	2,111,136
Applied Materials, Inc.	343,540	11,086,036
ASML Holding NV (N.Y. Shares)	4,226	474,157
Broadcom Ltd.	73,854	13,055,173
Cabot Microelectronics Corp.	1,200	75,804

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Cavium, Inc.*	45,020	$2,811,049
Cirrus Logic, Inc.*	3,400	192,236
Cree, Inc. (x)*	5,245	138,416
Cypress Semiconductor Corp. (x)	375,885	4,300,124
Diodes, Inc.*	2,200	56,474
Entegris, Inc.*	7,200	128,880
First Solar, Inc. (x)*	4,000	128,360
FormFactor, Inc.*	45,562	510,294
Infineon Technologies AG	184,190	3,201,084
Inphi Corp.*	1,979	88,303
Integrated Device Technology, Inc.*	7,000	164,920
Intel Corp.	295,205	10,707,085
Intersil Corp., Class A	7,200	160,560
KLA-Tencor Corp.	32,510	2,557,887
Lam Research Corp.	49,948	5,281,002
Land Mark Optoelectronics Corp.	66,100	551,705
Linear Technology Corp.	12,600	785,610
MACOM Technology Solutions Holdings, Inc.*	20,715	958,690
Marvell Technology Group Ltd.	216,440	3,002,023
Maxim Integrated Products, Inc.	39,040	1,505,773
MaxLinear, Inc., Class A*	39,421	859,378
Microchip Technology, Inc. (x)	110,938	7,116,673
Micron Technology, Inc.*	517,520	11,344,038
Microsemi Corp.*	6,163	332,617
MKS Instruments, Inc.	11,431	679,001
Monolithic Power Systems, Inc. (x)	2,000	163,860
NVIDIA Corp.	44,990	4,802,233
NXP Semiconductors NV*	11,720	1,148,677
ON Semiconductor Corp.*	21,741	277,415
Parade Technologies Ltd.	81,440	803,560
Power Integrations, Inc.	1,500	101,775
Qorvo, Inc.*	6,781	357,562
QUALCOMM, Inc.	114,762	7,482,482
Rambus, Inc. (x)*	5,800	79,866
Semiconductor Manufacturing International Corp.*	252,300	396,288
Semtech Corp.*	3,400	107,270
Silergy Corp.	36,000	507,121
Silicon Laboratories, Inc.*	2,100	136,500
Skyworks Solutions, Inc.	13,859	1,034,713
SunPower Corp. (x)*	2,954	19,526
Synaptics, Inc.*	1,900	101,802
Taiwan Semiconductor Manufacturing Co. Ltd.	211,000	1,188,262
Teradyne, Inc.	10,600	269,240
Tessera Holding Corp.	2,600	114,920
Texas Instruments, Inc.	83,365	6,083,144
Tokyo Electron Ltd.	16,200	1,530,943
Veeco Instruments, Inc.*	2,200	64,130
Versum Materials, Inc.*	5,732	160,897
Win Semiconductors Corp.	205,995	580,997
Xilinx, Inc.	13,400	808,958

		113,355,130

Software (14.7%)
ACI Worldwide, Inc.*	6,400	116,160
Activision Blizzard, Inc.	39,918	1,441,439
Adobe Systems, Inc.*	94,518	9,730,628
ANSYS, Inc.*	4,700	434,703
Aspen Technology, Inc.*	4,074	$222,766
Autodesk, Inc.*	10,400	769,704
Barracuda Networks, Inc.*	1,409	30,195
Blackbaud, Inc.	2,500	160,000
CA, Inc.	16,700	530,559
Cadence Design Systems, Inc.*	15,400	388,388
CDK Global, Inc.	7,963	475,311
Citrix Systems, Inc.*	8,200	732,342
CommVault Systems, Inc.*	2,200	113,080
CyberArk Software Ltd.*	16,480	749,840
Dell Technologies, Inc., Class V*	12,702	698,229
Ebix, Inc. (x)	1,200	68,460
Electronic Arts, Inc.*	93,817	7,389,027
Ellie Mae, Inc.*	1,785	149,369
Fair Isaac Corp.	1,700	202,674
FireEye, Inc.*	7,940	94,486
Fortinet, Inc.*	39,670	1,194,860
Gigamon, Inc.*	1,620	73,791
Guidewire Software, Inc.*	3,785	186,714
HubSpot, Inc. (x)*	1,612	75,764
Imperva, Inc.*	15,612	599,501
Intuit, Inc.	79,725	9,137,282
Manhattan Associates, Inc.*	3,800	201,514
Mentor Graphics Corp.	5,600	206,584
Microsoft Corp.	666,738	41,431,099
MicroStrategy, Inc., Class A*	500	98,700
Mobileye NV*	9,947	379,180
Nintendo Co. Ltd.	1,322	277,578
Nuance Communications, Inc.*	13,100	195,190
Open Text Corp. (x)	6,468	399,787
Oracle Corp.	158,100	6,078,945
Paycom Software, Inc. (x)*	122,033	5,551,281
Paylocity Holding Corp. (x)*	1,278	38,353
Pegasystems, Inc.	2,000	72,000
Progress Software Corp.	2,504	79,953
Proofpoint, Inc. (x)*	73,407	5,186,205
PTC, Inc.*	5,962	275,862
RealPage, Inc.*	2,900	87,000
Red Hat, Inc.*	9,500	662,150
salesforce.com, Inc.*	75,424	5,163,527
ServiceNow, Inc.*	100,928	7,502,988
Splunk, Inc.*	6,976	356,822
SS&C Technologies Holdings, Inc.	8,800	251,680
Symantec Corp.	32,200	769,258
Synchronoss Technologies, Inc.*	2,100	80,430
Synopsys, Inc.*	8,100	476,766
Tableau Software, Inc., Class A*	22,909	965,614
Take-Two Interactive Software, Inc.*	4,600	226,734
TiVo Corp.*	6,469	135,202
Tyler Technologies, Inc.*	1,700	242,709
Ultimate Software Group, Inc. (The)*	1,529	278,813
Verint Systems, Inc.*	3,469	122,282
VMware, Inc., Class A (x)*	3,800	299,174
Workday, Inc., Class A*	30,216	1,996,975
Zendesk, Inc.*	36,546	774,775
Zynga, Inc., Class A (x)*	40,998	105,365

		116,735,767

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (8.8%)
3D Systems Corp. (x)*	5,400	$71,766
Apple, Inc.	315,968	36,595,414
BlackBerry Ltd.*	25,103	172,960
Catcher Technology Co. Ltd.	144,000	1,000,838
Cray, Inc.*	2,300	47,610
Diebold Nixdorf, Inc. (x)	4,200	105,630
Electronics for Imaging, Inc.*	2,400	105,264
Hewlett Packard Enterprise Co.	341,580	7,904,161
HP, Inc.	279,352	4,145,584
NCR Corp.*	6,500	263,640
NetApp, Inc.	149,928	5,287,961
Pure Storage, Inc., Class A (x)*	68,195	771,285
Samsung Electronics Co. Ltd.	2,663	3,973,113
Seagate Technology plc	62,307	2,378,258
Super Micro Computer, Inc.*	2,000	56,100
Western Digital Corp.	110,655	7,519,007

		70,398,591

Total Information Technology		559,278,885

Total Common Stocks (78.4%) (Cost $389,732,708)		628,256,648

EXCHANGE TRADED FUNDS:
iShares North American Tech Fund‡	415,150	51,399,722
Technology Select Sector SPDR Fund	1,156,200	55,913,832
Vanguard Information Technology Index Fund	456,400	55,452,600

Total Exchange Traded Funds (20.3%) (Cost $74,637,368)		162,766,154

SHORT-TERM INVESTMENTS:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	9,583,561	9,586,436

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $700,055, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $714,000. (xx)	$700,000	700,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $300,023, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,400,280, collateralized by various Common Stocks; total market value $2,667,732. (xx)	$2,400,000	$2,400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,150,368, collateralized by various Common Stocks; total market value $3,501,398. (xx)	3,150,000	3,150,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $600,063, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $612,002. (xx)	600,000	600,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $287,437, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $293,170. (xx)	287,421	287,421
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $500,026, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $510,006. (xx)	500,000	500,000
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $800,068, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,413. (xx)	800,000	800,000
Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $900,105, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $918,465. (xx)	900,000	900,000
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $1,000,063, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $1,020,517. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

	Principal Amount	Value (Note 1)

Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $2,000,250, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $2,040,213. (xx)	$2,000,000	$2,000,000
Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $3,000,200, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing from 7/15/17-2/15/46; total market value $3,060,204. (xx)	3,000,000	3,000,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $1,020,000. (xx)	1,000,000	1,000,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $500,025, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $510,000. (xx)	$500,000	$500,000

Total Repurchase Agreements		17,137,421

Total Short-Term Investments (3.3%) (Cost $26,722,711)		26,723,857

Total Investments (102.0%) (Cost $491,092,787)		817,746,659
Other Assets Less Liabilities (-2.0%)		(15,844,313)

Net Assets (100%)		$801,902,346

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $16,583,519. This was secured by cash collateral of $17,137,421 which was subsequently invested in joint repurchase agreements with a total value of $17,137,421, as detailed in the Notes to the Financial Statements, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
iShares North American Tech Fund*	$46,055,206	$—	$133,976	$51,399,722	$463,909	$27,900

*	Not affiliated at December 31, 2015.
†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$62,967,991	$1,163,657	$—	$64,131,648
Industrials	2,868,845	1,977,270	—	4,846,115
Information Technology	537,771,343	21,507,542	—	559,278,885
Exchange Traded Funds	162,766,154	—	—	162,766,154
Short-Term Investments
Investment Companies	9,586,436	—	—	9,586,436
Repurchase Agreements	—	17,137,421	—	17,137,421

Total Assets	$775,960,769	$41,785,890	$—	$817,746,659

Total Liabilities	$—	$—	$—	$—

Total	$775,960,769	$41,785,890	$—	$817,746,659

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instrument^	Forward Foreign Currency Contracts
Foreign exchange contracts	$(34)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $140,000 for 37 days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$488,907,041
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$539,613,025

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$322,850,206
Aggregate gross unrealized depreciation	(9,335,064)

Net unrealized appreciation	$313,515,142

Federal income tax cost of investments	$504,231,517

For the year ended December 31, 2016, the Portfolio incurred approximately $3,343 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investments at value (x):
Affiliated Issuers (Cost $26,946,837)	$51,399,722
Unaffiliated Issuers (Cost $447,008,529)	749,209,516
Repurchase Agreements (Cost $17,137,421)	17,137,421
Cash	2,148,000
Foreign cash (Cost $1,298,715)	1,240,700
Receivable for securities sold	6,391,798
Receivable from Separate Accounts for Trust shares sold	337,688
Dividends, interest and other receivables	301,457
Securities lending income receivable	6,994
Other assets	2,579

Total assets	828,175,875

LIABILITIES
Payable for return of collateral on securities loaned	17,137,421
Payable for securities purchased	7,528,564
Payable to Separate Accounts for Trust shares redeemed	641,977
Investment management fees payable	550,839
Distribution fees payable – Class IB	165,868
Administrative fees payable	85,345
Trustees’ fees payable	18,352
Distribution fees payable – Class IA	3,611
Accrued expenses	141,552

Total liabilities	26,273,529

NET ASSETS	$801,902,346

Net assets were comprised of:
Paid in capital	$477,213,724
Accumulated undistributed net investment income (loss)	271,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(2,177,055)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	326,594,516

Net assets	$801,902,346

Class IA
Net asset value, offering and redemption price per share, $17,009,729 / 816,404 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.83

Class IB
Net asset value, offering and redemption price per share, $778,932,939 / 38,550,544 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.21

Class K
Net asset value, offering and redemption price per share, $5,959,678 / 282,030 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.13

(x)	Includes value of securities on loan of $16,583,519.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends ($463,909 of dividend income received from affiliates) (net of $47,122 foreign withholding tax)	$9,769,425
Interest	7,063
Securities lending (net)	104,088

Total income	9,880,576

EXPENSES
Investment management fees	7,394,358
Distribution fees – Class IB	1,891,970
Administrative fees	976,176
Custodian fees	136,275
Professional fees	120,052
Printing and mailing expenses	52,672
Distribution fees – Class IA	40,253
Trustees’ fees	19,035
Miscellaneous	15,938

Gross expenses	10,646,729
Less: Waiver from investment manager	(930,096)

Net expenses	9,716,633

NET INVESTMENT INCOME (LOSS)	163,943

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($27,900 of realized gain (loss) from affiliates)	51,817,686
Foreign currency transactions	(43,295)

Net realized gain (loss)	51,774,391

Change in unrealized appreciation (depreciation) on:
Investments ($5,478,492 of change in unrealized appreciation (depreciation) from affiliates)	14,001,317
Foreign currency translations	41,314

Net change in unrealized appreciation (depreciation)	14,042,631

NET REALIZED AND UNREALIZED GAIN (LOSS)	65,817,022

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,980,965

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$163,943	$(1,890,790)
Net realized gain (loss) on investments and foreign currency transactions	51,774,391	46,508,747
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	14,042,631	4,825,086

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,980,965	49,443,043

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,014)	—
Class IB	(51,615)	—
Class K	(14,715)	—

	(67,344)	—

Distributions from net realized capital gains
Class IA	(825,123)	(1,146,048)
Class IB	(39,041,081)	(57,035,152)
Class K	(270,257)	(377,606)

	(40,136,461)	(58,558,806)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,203,805)	(58,558,806)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 86,256 and 40,355 shares, respectively ]	1,756,484	852,400
Capital shares issued in reinvestment of distributions [ 39,162 and 57,922 shares, respectively ]	826,137	1,146,048
Capital shares repurchased [ (112,082) and (105,121) shares, respectively ]	(2,296,092)	(2,208,855)

Total Class IA transactions	286,529	(210,407)

Class IB
Capital shares sold [ 3,522,502 and 4,755,995 shares, respectively ]	69,391,523	96,574,253
Capital shares issued in reinvestment of distributions [ 1,910,628 and 2,966,894 shares, respectively ]	39,092,696	57,035,152
Capital shares repurchased [ (7,196,937) and (7,163,302) shares, respectively ]	(141,091,054)	(145,418,084)

Total Class IB transactions	(32,606,835)	8,191,321

Class K
Capital shares sold [ 270,825 and 218,261 shares, respectively ]	5,624,099	4,583,848
Capital shares issued in reinvestment of distributions [ 13,322 and 18,841 shares, respectively ]	284,972	377,606
Capital shares repurchased [ (270,659) and (253,170) shares, respectively ]	(5,629,701)	(5,334,786)

Total Class K transactions	279,370	(373,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(32,040,936)	7,607,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,263,776)	(1,508,181)
NET ASSETS:
Beginning of year	808,166,122	809,674,303

End of year (a)	$801,902,346	$808,166,122

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$271,161	$44,341

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.09	$20.35	$19.23	$14.18	$12.50

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.80	1.29	2.65	5.08	1.69

Total from investment operations	1.80	1.24	2.61	5.05	1.68

Less distributions:
Dividends from net investment income	— #	—	—	—	—
Distributions from net realized gains	(1.06)	(1.50)	(1.49)	—	—

Net asset value, end of year	$20.83	$20.09	$20.35	$19.23	$14.18

Total return	8.96%	6.29%	13.55%	35.61%	13.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,010	$16,132	$16,481	$15,170	$12,142
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.28%	1.37%	1.40%	1.40%
After waivers and fees paid indirectly (f)	1.25%	1.28%	1.37%	1.39%	1.39%
Before waivers and fees paid indirectly (f)	1.37%	1.35%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.02%	(0.23)%	(0.20)%	(0.17)%	(0.11)%
After waivers and fees paid indirectly (f)	0.02%	(0.23)%	(0.20)%	(0.16)%	(0.10)%
Before waivers and fees paid indirectly (f)	(0.10)%	(0.30)%	(0.23)%	(0.17)%	(0.11)%
Portfolio turnover rate^	64%	67%	59%	64%	62%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.51	$19.81	$18.75	$13.83	$12.19

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.76	1.25	2.59	4.95	1.65

Total from investment operations	1.76	1.20	2.55	4.92	1.64

Less distributions:
Dividends from net investment income	— #	—	—	—	—
Distributions from net realized gains	(1.06)	(1.50)	(1.49)	—	—

Net asset value, end of year	$20.21	$19.51	$19.81	$18.75	$13.83

Total return	8.97%	6.26%	13.58%	35.57%	13.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$778,933	$786,566	$787,345	$727,651	$607,397
Ratio of expenses to average net assets:
After waivers (f)	1.25%	1.28%	1.37%	1.40%	1.40%
After waivers and fees paid indirectly (f)	1.25%	1.28%	1.37%	1.39%	1.39%
Before waivers and fees paid indirectly (f)	1.37%	1.35%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.02%	(0.23)%	(0.20)%	(0.17)%	(0.10)%
After waivers and fees paid indirectly (f)	0.02%	(0.23)%	(0.20)%	(0.16)%	(0.09)%
Before waivers and fees paid indirectly (f)	(0.10)%	(0.30)%	(0.23)%	(0.17)%	(0.10)%
Portfolio turnover rate^	64%	67%	59%	64%	62%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$20.36	$20.55	$19.37	$14.20	$14.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	— #	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83	1.31	2.63	5.12	(0.31)

Total from investment operations	1.89	1.31	2.67	5.17	(0.28)

Less distributions:
Dividends from net investment income	(0.06)	—	—	—	—
Distributions from net realized gains	(1.06)	(1.50)	(1.49)	—	—

Total dividends and distributions	(1.12)	(1.50)	(1.49)	—	—

Net asset value, end of period	$21.13	$20.36	$20.55	$19.37	$14.20

Total return (b)	9.21%	6.57%	13.76%	36.41%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,960	$5,468	$5,849	$1,404	$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.00%	1.03%	1.10%	1.15%	1.14%
After waivers and fees paid indirectly (a)(f)	1.00%	1.03%	1.10%	1.14%	1.13%
Before waivers and fees paid indirectly (a)(f)	1.12%	1.10%	1.14%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.28%	0.02%	0.17%	0.29%	0.58%
After waivers and fees paid indirectly (a)(f)	0.28%	0.02%	0.17%	0.30%	0.59%
Before waivers and fees paid indirectly (a)(f)	0.16%	(0.05)%	0.13%	0.29%	0.58%
Portfolio turnover rate^	64%	67%	59%	64%	62%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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December 31, 2016

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eighty-four diversified portfolios and two non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On February 9, 2015, FMG LLC contributed capital of $50,000,000 into Class K of AXA/Loomis Sayles Growth Portfolio.

On April 30, 2015, FMG LLC contributed seed capital in the following amounts into the specific classes as shown below. Operations for these classes commenced on May 1, 2015.

Portfolios:	Class	Seed capital
AXA/AB Dynamic Growth	Class IB	$100,000
AXA/AB Dynamic Growth	Class K	9,900,000
AXA/DoubleLine Opportunistic Core Plus Bond	Class IB	100,000
AXA/DoubleLine Opportunistic Core Plus Bond	Class K	49,900,000
AXA/Goldman Sachs Strategic Allocation	Class IB	100,000
AXA/Goldman Sachs Strategic Allocation	Class K	9,900,000
AXA/Invesco Strategic Allocation	Class IB	100,000
AXA/Invesco Strategic Allocation	Class K	9,900,000
AXA/Horizon Small Cap Value	Class IB	100,000
AXA/Lord Abbett Micro Cap	Class IB	100,000
AXA/Morgan Stanley Small Cap Growth	Class IB	100,000
AXA/Pacific Global Small Cap Value	Class IB	100,000
EQ/Large Cap Value Index	Class K	100,000

On February 19, 2016, FMG LLC contributed seed capital into the AXA/Legg Mason Strategic Allocation Portfolio in the amounts of $100,000 and $9,900,000 for Class IB and Class K, respectively. Operations for this Portfolio commenced on February 22, 2016.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Manager and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Manager, independently choose and maintain a portfolio of securities for the Portfolio(s).

Each of the All Asset Moderate Growth-Alt 15 Portfolio, All Asset Growth-Alt 20 Portfolio, All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio and All Asset Aggressive-Alt 75 Portfolio (each, an “All Asset Portfolio” and together, the “All Asset Portfolios”) is a type of mutual fund often described as a “fund-of-funds”. The All Asset Portfolios pursue their investment objectives by investing exclusively in other mutual funds managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

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Each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each, an “AXA Strategy Portfolio” and together, the “AXA Strategy Portfolios”) and AXA/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as a “fund-of-funds.” The AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategy Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds”. The ETF Portfolios pursue their investment objectives by investing exclusively in other unaffiliated investment companies or ETFs.

Each of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and the ATM Small Cap Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio may employ multiple Sub-Advisers (each a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will be managing its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser or Sub-Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Advisers, the Multiadviser Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system,

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December 31, 2016

all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Moderate Growth-Alt 15 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

All Asset Aggressive-Alt 25 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

All Asset Aggressive-Alt 50 Portfolio — Seeks long-term capital appreciation.

All Asset Aggressive-Alt 75 Portfolio — Seeks long-term capital appreciation.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/Energy ETF Portfolio — Seeks long-term capital appreciation.

EQ/Low Volatility Global ETF Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Socially Responsible Portfolio (formerly EQ/Calvert Socially Responsible Portfolio) (sub-advised by BlackRock Investment Management, LLC (“BlackRock”)) — Seeks to achieve long-term capital appreciation. On December 9, 2016, BlackRock replaced Calvert Investment Management, Inc. as a Sub-Adviser to the Portfolio.

AXA Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST Partners, LLC (“EARNEST”), Federated Global Investment Management Corp. (“Federated Global”) and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On January 29, 2016, Federated Global replaced WHV Investments and its affiliate Hirayama Investments, LLC as a Sub-Adviser to the Portfolio.

AXA International Value Managed Volatility Portfolio (sub-advised by BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital Guardian Trust Company (“Capital Guardian”), Thornburg Investment Management, Inc. and Vaughan Nelson Investment Management (“Vaughan Nelson”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On January 29, 2016, Vaughan Nelson replaced Institutional Capital LLC as a sub-adviser to the Portfolio.

AXA Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners (“HSMP”), LLC Loomis Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC (“Polen”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On January 29, 2016, Loomis Sayles replaced Marsico Capital Management, LLC as a Sub-Adviser to the Portfolio. On December 9, 2016, Polen and HSMP replaced Wells Capital Management Inc. (“Wells Capital Management”) as a Sub-Adviser to the Portfolio.

AXA Large Cap Value Managed Volatility Portfolio (sub-advised by AllianceBernstein L.P. (“AB”) (an affiliate of FMG LLC), BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Natural Resources Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

AXA Real Estate Portfolio (formerly EQ/Real Estate PLUS Portfolio) (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

AXA SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC (an affiliate of FMG LLC)) — Seeks to achieve long-term capital appreciation.

AXA/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

AXA/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

AXA/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

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AXA/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

AXA/ClearBridge Large Cap Growth Portfolio (formerly EQ/Wells Fargo Omega Growth Portfolio) (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth. On December 9, 2016, ClearBridge replaced Wells Capital Management as a Sub-Adviser to the Portfolio.

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to maximize current income and total return.

AXA/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Goldman Sachs Strategic Allocation Portfolio — (sub-advised by Goldman Sachs Asset Management L.P.) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

AXA/Horizon Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Asset Management LLC) — Seeks to achieve long-term growth of capital.

AXA/Invesco Strategic Allocation Portfolio (sub-advised by Invesco Advisers, Inc. (“Invesco”)) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Janus Enterprise Portfolio (formerly EQ/Morgan Stanley Mid Cap Growth) (sub-advised by Janus Capital Management LLC (“Janus Capital”) ) — Seeks to achieve capital growth. On December 9, 2016, Janus Capital replaced MSIM as a Sub-Adviser to the Portfolio.

AXA/Legg Mason Strategic Allocation Portfolio (sub-advised by QS Investors, LLC) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

AXA/Lord Abbett Micro Cap Portfolio (sub-advised by BlackRock and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

AXA/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

AXA/Mutual Large Cap Equity Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Pacific Global Small Cap Value Portfolio (sub-advised by BlackRock and Pacific Global Investment Management Company) — Seeks to achieve long-term growth of capital.

AXA/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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December 31, 2016

AXA 500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Boston Advisors Equity Income Portfolio (sub-advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government/Credit Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government/Credit Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST) — Seeks to achieve long-term growth of capital.

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EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/GAMCO Mergers and Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock, First International Advisors, LLC and Wells Capital Management) — Seeks to achieve capital growth and current income.

EQ/High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. (an affiliate of FMG LLC) and Post Advisory Group, LLP) — Seeks to maximize current income.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government Bond Index.

EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Value Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

EQ/Money Market Portfolio (sub-advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Oppenheimer Global Portfolio (sub-advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”) ) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

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EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, Scotia Institutional Asset Management US, Ltd., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AB, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill and Lord Abbett) — Seeks to achieve long-term growth of capital. On April 29, 2016, Knightsbridge Asset Management LLC was removed as a sub-adviser to the Portfolio.

Multimanager Technology Portfolio (sub-advised by Allianz Global Investors U.S. LLC, SSGA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in Investment Company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; management believes that the adoption of this rule will have no material effect on the Portfolios’ net assets or results of operations.

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally,

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the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations. Forward foreign exchange contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

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During the year ended December 31, 2016, each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA Natural Resources Portfolio, AXA Real Estate Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/MFS International Growth Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Technology Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

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Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

Transfers into and transfers out of Level 3, if material, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

The Board approved changes to the investment strategies of the EQ/Money Market Portfolio, effective as of April 1, 2016, in order for the Portfolio to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of NAV for each applicable Portfolio when FMG LLC deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2016, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders

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are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2016. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs are amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred during the year ended December 31, 2016 by the Portfolio shown below were:

Portfolios:	Amount
AXA/Legg Mason Strategic Allocation	$73,117

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Offering costs incurred during the year ended December 31, 2015 by the Portfolios shown below were:

Portfolios:	Amount
AXA/AB Dynamic Growth	$65,303
AXA/DoubleLine Opportunistic Core Plus Bond	41,535
AXA/Goldman Sachs Strategic Allocation	41,535
AXA/Invesco Strategic Allocation	41,535

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations of the Portfolios. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily and Multimanager Core Bond Portfolio declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full

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and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to Capital Loss Carryforwards (All Asset Aggressive-Alt 50, All Asset Aggressive-Alt 75, EQ/Energy ETF, AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, ATM International Managed Volatility, AXA/Franklin Balanced Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Natural Resources, AXA/Lord Abbett Micro Cap, AXA/Franklin Small Cap Value Managed Volatility, AXA/Pacific Global Small Cap Value, AXA/Templeton Global Equity Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Emerging Markets Equity PLUS, EQ/High Yield Bond, EQ/International Equity Index, EQ/Invesco Comstock, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/Quality Bond PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Value), Wash Sale Loss Deferrals (All Asset Aggressive-Alt 75, AXA International Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, AXA/Lord Abbett Micro Cap, AXA/Mutual Large Cap Equity Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ Equity 500 Index, EQ/Invesco Comstock, EQ/Large Cap Value Index, EQ/PIMCO Global Real Return, Multimanager Aggressive Equity and Multimanager Technology), Convertible Preferred Debt Instrument interest accrual adjustments (EQ/Convertible Securities), Post-October Loss Deferrals (AXA Real Estate, AXA/Horizon Small Cap Value, AXA/Morgan Stanley Small Cap Growth, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/PIMCO Global Real Return and Multimanager Core Bond), Foreign Currency Forwards Mark-to-Market (EQ/Global Bond PLUS), Futures Mark-to-Market (EQ/Emerging Markets Equity PLUS), PFIC Mark-to-Market (AXA Real Estate), Deferral of loss on offsetting positions (AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Value Managed Volatility, AXA/AB Dynamic Moderate Growth, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, EQ/PIMCO Global Real Return, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Templeton Global Equity Managed Volatility, ATM International Managed Volatility and Multimanager Aggressive Equity), Loss Deferrals due to investments in affiliated Fund of Fund Investments (All Asset Growth-Alt 20 and AXA/Franklin Templeton Allocation Managed Volatility) and Partnership Basis Adjustments (All Asset Aggressive-Alt 25, All Asset Aggressive-Alt 50, All Asset Aggressive-Alt 75 and AXA/Horizon Small Cap Value).

In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2016 and December 31, 2015, were as follows:

	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Moderate Growth-Alt 15	$516,940	$264,047	$5,328	$291,462	$223,745	$253,567	$4,063	$312,144
All Asset Growth-Alt 20	3,534,970	5,666,477	83,025	3,171,267	4,338,800	5,816,686	8,616	4,937,488
All Asset Aggressive-Alt 25	310,344	291,241	9,320	376,222	187,918	358,567	3,026	424,581

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	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Aggressive-Alt 50	$31,144	$16,867	$2,299	$—	$65,219	$140,365	$746	$49,806
All Asset Aggressive-Alt 75	41,759	—	3,085	—	74,443	104,772	482	24,310
AXA Ultra Conservative Strategy	14,549,334	108,140	505,473	621,013	305,062	29,506	104,775	73,029
AXA Conservative Strategy	7,471,183	2,283,780	500,765	2,324,677	7,125,120	674,867	—	2,242,520
AXA Conservative Growth Strategy	13,258,348	6,714,170	239,452	5,906,684	13,283,257	8,983,015	—	6,665,688
AXA Balanced Strategy	28,663,811	18,867,912	305,090	15,185,157	31,265,941	24,929,906	15,017	18,644,350
AXA Moderate Growth Strategy	60,640,189	45,881,099	508,223	36,119,337	69,426,417	62,291,463	—	45,391,428
AXA Growth Strategy	39,972,609	32,328,230	193,677	24,753,191	45,239,731	40,008,131	—	32,086,873
AXA Aggressive Strategy	25,492,145	21,374,782	35,625	16,772,145	27,985,920	22,595,344	—	20,701,620
AXA/Franklin Templeton Allocation Managed Volatility	19,481,687	8,668,152	1,995	1,377,078	17,371,595	6,448,902	27,270	1,288,934
EQ/Energy ETF	92,673	—	—	—	91,350	—	—	—
EQ/Low Volatility Global ETF	143,336	122,125	20,955	7,937	169,211	69,050	—	—
1290 VT Socially Responsible	1,467,313	2,567,454	—	19,348,301	2,032,638	13,611,258	8,157	2,293,309
AXA Global Equity Managed Volatility	20,979,192	—	—	—	21,523,306	—	—	—
AXA International Core Managed Volatility	5,514,961	—	—	—	1,075,789	—	—	—
AXA International Value Managed Volatility	4,953,020	—	—	—	1,134,846	—	—	—
AXA Large Cap Core Managed Volatility	31,428,927	21,367,776	5,107,843	12,643,198	27,145,667	38,897,762	—	5,794,651
AXA Large Cap Growth Managed Volatility	65,549,219	115,360,985	17,232,774	71,066,598	222,424,287	18,124,475	—	—
AXA Large Cap Value Managed Volatility	80,296,954	—	—	—	88,135,779	—	—	—
AXA Mid Cap Value Managed Volatility	17,931,116	6,817,960	—	21,389,233	16,687,485	—	—	—
AXA Natural Resources	511,923	—	1,384	—	542,396	—	956	—
AXA Real Estate	620,864	—	310,849	28,488	171,029	32,357	496,987	—
AXA SmartBeta Equity	199,062	129	—	—	172,359	19,671	1,123	—
AXA/AB Dynamic Growth	2,316,750	—	715,977	170,847	213,010	31,132	133,970	—

1481

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA/AB Dynamic Moderate Growth	$36,846,971	$8,205,587	$13,983,156	$—	$25,386,394	$10,256,170	$2,370,387	$—
AXA/AB Short Duration Government Bond	3,824,418	—	183,374	—	—	—	—	—
AXA/AB Small Cap Growth	6,982,952	119,732,852	—	13,917,143	748,776	207,950,617	—	25,650,588
AXA/ClearBridge Large Cap Growth	—	1,678,152	—	32,625,607	720,511	28,098,676	—	2,121
AXA/DoubleLine Opportunistic Core Plus Bond	1,994,236	—	37,711	—	1,143,761	—	—	—
AXA/Franklin Balanced Managed Volatility	31,630,407	—	—	—	32,185,496	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	1,366,261	—	—	—	982,898	—	—	—
AXA/Goldman Sachs Strategic Allocation	758,936	771,374	3,358,304	3,471,632	198,391	—	33,759	—
AXA/Horizon Small Cap Value	793,084	8,036,390	—	—	1,357,034	5,027,862	—	—
AXA/Invesco Strategic Allocation	69,525	2,670	99,352	318,441	74,032	—	4,154	—
AXA/Janus Enterprise	—	371,298	—	70,134,205	—	24,219,945	—	370,000
AXA/Legg Mason Strategic Allocation	411,898	—	7,534	—	—	—	—	—
AXA/Loomis Sayles Growth	6,620,362	7,217,787	—	—	6,672,506	127,214	456,404	225,929
AXA/Lord Abbett Micro Cap	104,103	—	—	—	3,454,472	10,958,774	—	—
AXA/Morgan Stanley Small Cap Growth	—	5,266,733	—	20,050	—	8,625,486	—	285,989
AXA/Mutual Large Cap Equity Managed Volatility	14,111,923	—	751,541	7,812,265	13,384,738	—	1,041,375	—
AXA/Pacific Global Small Cap Value	1,138,148	—	—	—	790,107	2,081,847	—	—
AXA/Templeton Global Equity Managed Volatility	6,278,736	—	—	—	1,282,187	—	—	—
AXA 500 Managed Volatility	125,258,857	40,773,038	12,759,469	28,773,985	151,557,414	54,671,701	—	—

1482

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA 400 Managed Volatility	$5,669,265	$29,092,623	$2,578,270	$4,032,004	$5,206,511	$33,540,102	$—	$827,653
AXA 2000 Managed Volatility	28,482,365	51,727,504	16,566,824	30,565,538	37,677,554	85,716,183	—	1,202,842
AXA International Managed Volatility	28,646,683	—	—	—	20,327,855	31,830,119	—	—
ATM International Managed Volatility	13,045,860	—	—	—	6,745,029	34,288,488	—	—
ATM Large Cap Managed Volatility	74,269,160	85,799,441	5,593,966	41,313,007	82,754,894	175,406,823	—	2,427,020
ATM Mid Cap Managed Volatility	2,337,686	13,298,097	546,445	1,599,121	3,378,517	24,300,842	156,935	1,291,374
ATM Small Cap Managed Volatility	9,053,284	33,578,885	1,553,580	12,023,791	19,047,156	76,906,793	3,000	2,641,920
EQ/BlackRock Basic Value Equity	28,165,857	—	—	—	26,783,616	—	—	—
EQ/Boston Advisors Equity Income	12,782,152	69,602,364	—	4,840,795	13,150,643	64,235,065	—	—
EQ/Capital Guardian Research	3,010,448	—	—	—	2,140,173	—	—	—
EQ/Common Stock Index	80,965,484	—	—	—	75,868,165	—	—	—
EQ/Convertible Securities	491,855	—	—	—	614,688	268,165	—	—
EQ/Core Bond Index	140,196,675	—	—	—	140,201,954	—	—	—
EQ/Emerging Markets Equity PLUS	347,069	—	—	—	328,032	—	—	—
EQ/Equity 500 Index	73,537,450	60,108,333	—	1,229,112	74,870,629	77,205,483	—	2,792,791
EQ/GAMCO Mergers and Acquisitions	5,435,630	7,070,322	1,043,093	328,994	7,737,767	4,041,262	2,404,003	940,141
EQ/GAMCO Small Company Value	16,531,162	97,492,594	—	62,752,726	15,175,098	145,602,414	—	8,330,579
EQ/Global Bond PLUS	6,911,543	230,833	127,391	—	362,584	220,142	—	—
EQ/High Yield Bond	9,688,126	—	—	—	9,196,191	—	—	—
EQ/Intermediate Government Bond	75,797,443	12,864,423	55,931	1,576,687	66,044,845	9,030,334	—	566,227
EQ/International Equity Index	43,690,119	—	—	—	42,577,164	—	—	—
EQ/Invesco Comstock	5,000,374	—	168,931	—	4,834,521	—	510,891	—
EQ/JPMorgan Value Opportunities	6,207,924	53,991	—	4,051,610	2,683,594	—	—	—
EQ/Large Cap Growth Index	11,330,194	60,305,692	—	2,725,737	13,130,349	107,791,202	—	1,061,879
EQ/Large Cap Value Index	11,193,219	18,017,791	—	483,706	10,915,290	14,349,076	—	725,534
EQ/MFS International Growth	15,009,919	2,343,878	—	—	12,958,304	15,499,943	—	2,326,789

1483

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

	Year Ended December 31, 2016				Year Ended December 31, 2015
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Mid Cap Index	$18,090,266	$88,700,697	$456,328	$7,094,947	$14,191,537	$—	$—	$—
EQ/Money Market	8,796	—	—	—	6,009	—	166	—
EQ/Oppenheimer Global	1,523,312	—	21,661	—	501,154	—	388,155	—
EQ/PIMCO Global Real Return	3,556,946	—	1,045,511	—	992,927	—	127,177	—
EQ/PIMCO Ultra Short Bond	16,522,352	—	304,924	—	11,444,762	—	148,715	—
EQ/Quality Bond PLUS	19,868,583	—	2,769,571	—	19,938,677	—	223,658	—
EQ/Small Company Index	9,769,624	64,771,088	—	3,568,656	11,713,427	77,626,395	—	6,737,727
EQ/T. Rowe Price Growth Stock	—	17,600,406	—	10,046,702	—	30,075,150	—	2,436,847
EQ/UBS Growth and Income	1,151,667	1,845,563	1,199,883	—	1,745,113	11,312,521	337,507	1,841,076
Multimanager Aggressive Equity	5,306,897	—	—	—	1,763,007	—	—	—
Multimanager Core Bond	16,426,741	—	1,094,948	—	14,145,750	—	603,746	—
Multimanager Mid Cap Growth	—	3,947,900	—	863,199	177,331	14,940,103	—	654,801
Multimanager Mid Cap Value	2,238,204	—	—	—	1,527,677	—	—	—
Multimanager Technology	3,618,406	36,585,399	74,943	11,179,894	333,013	58,225,793	—	3,180,226

The following Portfolios had a Return of Capital during the year ended December 31, 2016:

Portfolios:	Return of Capital
AXA Large Cap Value Managed Volatility	$3,966,658
AXA/Horizon Small Cap Value	4,418,797
AXA/Lord Abbett Micro Cap	104,232
AXA/Pacific Global Small Cap Value	146,879
EQ/Convertible Securities	146,844
EQ/Emerging Markets Equity PLUS	57,433

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2015:

Portfolios:	Return of Capital
EQ/Energy ETF	$2,885
EQ/Low Volatility Global ETF	17,186
AXA/Horizon Small Cap Value	388,697
AXA/Pacific Global Small Cap Value	73,665
EQ/Convertible Securities	9,140

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2016 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Moderate Growth-Alt 15	$54,736	$(54,737)	$1
All Asset Growth-Alt 20	574,452	(574,452)	—
All Asset Aggressive-Alt 25	59,308	(59,309)	1

1484

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Aggressive-Alt 50	$6,744	$(6,746)	$2
All Asset Aggressive-Alt 75	12,921	(10,085)	(2,836)
AXA Ultra Conservative Strategy	91,057	(91,058)	1
AXA Conservative Strategy	343,757	(343,757)	—
AXA Conservative Growth Strategy	986,406	(986,407)	1
AXA Balanced Strategy	2,667,084	(2,667,085)	1
AXA Moderate Growth Strategy	6,381,567	(6,381,567)	—
AXA Growth Strategy	4,636,486	(4,636,486)	—
AXA Aggressive Strategy	3,166,793	(3,166,793)	—
AXA/Franklin Templeton Allocation Managed Volatility	(83,430)	83,431	(1)
EQ/Energy ETF	1,135	—	(1,135)
EQ/Low Volatility Global ETF	—	—	—
1290 VT Socially Responsible	4,773	(4,771)	(2)
AXA Global Equity Managed Volatility	(4,701,541)	5,481,582	(780,041)
AXA International Core Managed Volatility	(24,291,529)	996,506,832	(972,215,303)
AXA International Value Managed Volatility	(9,543,490)	239,323,861	(229,780,371)
AXA Large Cap Core Managed Volatility	(897,466)	897,466	—
AXA Large Cap Growth Managed Volatility	991,880	(1,084,083)	92,203
AXA Large Cap Value Managed Volatility	1,267,697	1,387,692	(2,655,389)
AXA Mid Cap Value Managed Volatility	1,839,519	(410,753)	(1,428,766)
AXA Natural Resources	(5,913)	5,913	—
AXA Real Estate	(510,236)	515,041	(4,805)
AXA SmartBeta Equity	(5,605)	6,674	(1,069)
AXA/AB Dynamic Growth	707,769	(681,121)	(26,648)
AXA/AB Dynamic Moderate Growth	(4,601,394)	4,601,394	—
AXA/AB Short Duration Government Bond	2,525,836	(2,525,836)	—
AXA/AB Small Cap Growth	1,472,353	(1,472,353)	—
AXA/ClearBridge Large Cap Growth	41,960	57,142	(99,102)
AXA/DoubleLine Opportunistic Core Plus Bond	160,552	(146,820)	(13,732)
AXA/Franklin Balanced Managed Volatility	11,519	317,787	(329,306)
AXA/Franklin Small Cap Value Managed Volatility	321,812	42,946	(364,758)
AXA/Goldman Sachs Strategic Allocation	32,780	(17,883)	(14,897)
AXA/Horizon Small Cap Value	(405,590)	325,361	80,229
AXA/Invesco Strategic Allocation	6,059	7,761	(13,820)
AXA/Janus Enterprise	666,606	98,358	(764,964)
AXA/Legg Mason Strategic Allocation	66,149	—	(66,149)
AXA/Loomis Sayles Growth	6,869	8,230	(15,099)
AXA/Lord Abbett Micro Cap	57,552	1,467	(59,019)
AXA/Morgan Stanley Small Cap Growth	85,954	99,890	(185,844)
AXA/Mutual Large Cap Equity Managed Volatility	4,307,865	(4,307,867)	2
AXA/Pacific Global Small Cap Value	82,843	(31)	(82,812)
AXA/Templeton Global Equity Managed Volatility	(6,526,197)	6,846,473	(320,276)
AXA 500 Managed Volatility	4,871,020	(3,476,862)	(1,394,158)
AXA 400 Managed Volatility	86,176	(86,176)	—
AXA 2000 Managed Volatility	1,922,693	(1,575,321)	(347,372)
AXA International Managed Volatility	(16,758,478)	16,547,311	211,167
ATM International Managed Volatility	(27,947,864)	28,027,983	(80,119)
ATM Large Cap Managed Volatility	421,528	(421,529)	1
ATM Mid Cap Managed Volatility	43,457	(43,457)	—
ATM Small Cap Managed Volatility	557,592	(557,592)	—
EQ/BlackRock Basic Value Equity	1,239,343	154,545	(1,393,888)
EQ/Boston Advisors Equity Income	(65,943)	83,285	(17,342)
EQ/Capital Guardian Research	490,923	244,173	(735,096)
EQ/Common Stock Index	7,662,557	22,885	(7,685,442)
EQ/Convertible Securities	142,397	(148,101)	5,704

1485

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Core Bond Index	$188,591	$33,594,212	$(33,782,803)
EQ/Emerging Markets Equity PLUS	2,857	(2,857)	—
EQ/Equity 500 Index	756,055	(756,054)	(1)
EQ/GAMCO Mergers and Acquisitions	(98,613)	75,506	23,107
EQ/GAMCO Small Company Value	1,643,484	(1,643,484)	—
EQ/Global Bond PLUS	2,471,060	(2,471,060)	—
EQ/High Yield Bond	54,431	(17,887)	(36,544)
EQ/Intermediate Government Bond	—	—	—
EQ/International Equity Index	205,076	(130,295)	(74,781)
EQ/Invesco Comstock	790,785	505,747,997	(506,538,782)
EQ/JPMorgan Value Opportunities	(4,201)	45,150	(40,949)
EQ/Large Cap Growth Index	303,901	(303,901)	—
EQ/Large Cap Value Index	235,851	(235,851)	—
EQ/MFS International Growth	(70,703)	128,521	(57,818)
EQ/Mid Cap Index	245,083	76,360	(321,443)
EQ/Money Market	—	1,085	(1,085)
EQ/Oppenheimer Global	(30,452)	4,486,698	(4,456,246)
EQ/PIMCO Global Real Return	3,271,973	(3,251,861)	(20,112)
EQ/PIMCO Ultra Short Bond	3,024,257	128,878,652	(131,902,909)
EQ/Quality Bond PLUS	2,117,987	10,696,204	(12,814,191)
EQ/Small Company Index	920,843	(920,840)	(3)
EQ/T. Rowe Price Growth Stock	1,165,679	629,497	(1,795,176)
EQ/UBS Growth and Income	23,949	(23,948)	(1)
Multimanager Aggressive Equity	39,143	396,305,811	(396,344,954)
Multimanager Core Bond	1,408,408	(1,408,408)	—
Multimanager Mid Cap Growth	171,592	22,147	(193,739)
Multimanager Mid Cap Value	1,107,121	(33,407)	(1,073,714)
Multimanager Technology	130,221	(64,245)	(65,976)

The significant permanent book to tax differences related to the adjustments above are related to Expired Capital Loss Carryforwards (AXA International Core Managed Volatility, AXA International Value Managed Volatility, EQ/Invesco Comstock, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/Quality Bond PLUS and Multimanager Aggressive Equity), Reclassification of gains from Convertible Preferred Debt Instruments (EQ/Convertible Securities), Short Term Capital Gain Distributions received from Fund of Fund Investments (All Asset Aggressive-Alt 75), Reclassification of Gains and Losses from Foreign Currency Transactions (AXA International Core Managed Volatility, AXA International Managed Volatility, AXA International Value Managed Volatility, AXA Real Estate, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Templeton Global Equity Managed Volatility, ATM International Managed Volatility, EQ/Global Bond PLUS and EQ/PIMCO Global Real Return) and Reclassification of Swap Gains and Losses (AXA Real Estate).

Net Capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2016, the following Portfolios deferred to January 1, 2017 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
All Asset Moderate Growth-Alt 15	$—	$—	$—
All Asset Growth-Alt 20	—	—	—
All Asset Aggressive-Alt 25	—	—	—
All Asset Aggressive-Alt 50	—	—	—
All Asset Aggressive-Alt 75	—	—	—
AXA Ultra Conservative Strategy	—	—	—
AXA Conservative Strategy	—	—	—

1486

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
AXA Conservative Growth Strategy	$—	$—	$—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	—	—
AXA Growth Strategy	—	—	—
AXA Aggressive Strategy	—	—	—
AXA/Franklin Templeton Allocation Managed Volatility	—	—	—
EQ/Energy ETF	—	—	1,881
EQ/Low Volatility Global ETF	—	—	—
1290 VT Socially Responsible	1,734	—	—
AXA Global Equity Managed Volatility	566,792	—	—
AXA International Core Managed Volatility	1,387,541	—	—
AXA International Value Managed Volatility	566,956	—	2,343,826
AXA Large Cap Core Managed Volatility	—	—	—
AXA Large Cap Growth Managed Volatility	28,421	—	—
AXA Large Cap Value Managed Volatility	585	—	—
AXA Mid Cap Value Managed Volatility	—	—	—
AXA Natural Resources	—	(1,205)	35,145
AXA Real Estate	82,337	309,364	—
AXA SmartBeta Equity	976	—	1,972
AXA/AB Dynamic Growth	308,973	—	—
AXA/AB Dynamic Moderate Growth	1,467,452	—	—
AXA/AB Short Duration Government Bond	—	24,878	351,077
AXA/AB Small Cap Growth	—	—	—
AXA/ClearBridge Large Cap Growth	—	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—	79,177	24,813
AXA/Franklin Balanced Managed Volatility	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	—	—	—
AXA/Goldman Sachs Strategic Allocation	41,412	—	—
AXA/Horizon Small Cap Value	—	(79,425)	1,288,072
AXA/Invesco Strategic Allocation	—	—	—
AXA/Janus Enterprise	—	—	—
AXA/Legg Mason Strategic Allocation	—	592,128	34,563
AXA/Loomis Sayles Growth	—	(19,417)	2,701,765
AXA/Lord Abbett Micro Cap	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	(843,241)	4,481,352
AXA/Mutual Large Cap Equity Managed Volatility	—	—	—
AXA/Pacific Global Small Cap Value	—	(137,255)	246,575
AXA/Templeton Global Equity Managed Volatility	262,567	—	56,405
AXA 500 Managed Volatility	—	—	—
AXA 400 Managed Volatility	—	—	—
AXA 2000 Managed Volatility	—	—	—
AXA International Managed Volatility	1,894,350	—	—
ATM International Managed Volatility	1,557,921	—	2,627,370
ATM Large Cap Managed Volatility	—	—	—
ATM Mid Cap Managed Volatility	—	—	—
ATM Small Cap Managed Volatility	—	—	—
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Boston Advisors Equity Income	—	574,966	—
EQ/Capital Guardian Research	—	—	—
EQ/Common Stock Index	—	—	—
EQ/Convertible Securities	—	(1,233)	14,090
EQ/Core Bond Index	—	—	—
EQ/Emerging Markets Equity PLUS	6,508	186,615	281,177
EQ/Equity 500 Index	—	—	—

1487

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/GAMCO Mergers and Acquisitions	$3,419	$—	$—
EQ/GAMCO Small Company Value	9,585	—	—
EQ/Global Bond PLUS	6,360,153	(5,993)	7,463
EQ/High Yield Bond	—	—	27,924
EQ/Intermediate Government Bond	—	502,750	—
EQ/International Equity Index	195,393	—	—
EQ/Invesco Comstock	—	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Value Index	—	—	—
EQ/MFS International Growth	78,621	79,062	90,413
EQ/Mid Cap Index	—	—	—
EQ/Money Market	—	—	—
EQ/Oppenheimer Global	—	(154,282)	177,729
EQ/PIMCO Global Real Return	—	(2,141,166)	2,885,866
EQ/PIMCO Ultra Short Bond	—	—	—
EQ/Quality Bond PLUS	—	2,883,967	4,159,402
EQ/Small Company Index	—	—	—
EQ/T. Rowe Price Growth Stock	19	—	—
EQ/UBS Growth and Income	—	—	—
Multimanager Aggressive Equity	657	—	—
Multimanager Core Bond	—	4,098,031	1,587,166
Multimanager Mid Cap Growth	636	—	—
Multimanager Mid Cap Value	—	—	—
Multimanager Technology	4,037	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses; therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2016 as follows:

	Expiring
Portfolios:	2017	2018	Total	Utilized
AXA Global Equity Managed Volatility	$259,779,931	$—	$259,779,931	$26,138,740
AXA International Core Managed Volatility	199,859,325	41,253,569	241,112,894	—
AXA International Value Managed Volatility	344,845,998	106,075,604	450,921,602	—
AXA Large Cap Value Managed Volatility	309,447,091	—	309,447,091	—
AXA Mid Cap Value Managed Volatility	—	—	—	80,500,523
AXA/Franklin Balanced Managed Volatility	70,396,035	—	70,396,035	—
AXA/Franklin Small Cap Value Managed Volatility	1,835,045	—	1,835,045	21,288,259
AXA/Mutual Large Cap Equity Managed Volatility	—	—	—	5,980,977
AXA/Templeton Global Equity Managed Volatility	34,039,182	—	34,039,182	461,593

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	Expiring
Portfolios:	2017	2018	Total	Utilized
EQ/BlackRock Basic Value Equity	$466,950,339	$—	$466,950,339	$47,033,326
EQ/Capital Guardian Research	9,975,479	—	9,975,479	9,504,858
EQ/Common Stock Index	902,630,518	—	902,630,518	218,027,707
EQ/Core Bond Index	201,163,515	—	201,163,515	7,638,533
EQ/International Equity Index	685,851,337	2,614,257	688,465,594	—
EQ/Invesco Comstock	12,901,847	—	12,901,847	744,146
EQ/JPMorgan Value Opportunities	—	—	—	32,427,423
EQ/Mid Cap Index	—	—	—	44,730,606
EQ/Oppenheimer Global	11,003,618	3,113,370	14,116,988	—
EQ/PIMCO Ultra Short Bond	115,032,572	2,184,178	117,216,750	—
EQ/Quality Bond PLUS	118,294,631	—	118,294,631	8,392,250
Multimanager Aggressive Equity	328,131,387	—	328,131,387	39,187,482
Multimanager Mid Cap Value	26,907,437	—	26,907,437	6,857,164

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2016)	Converted to USD (as of December 31, 2016)
AXA Global Equity Managed Volatility	2,119,916,411	$31,190,330
EQ/MFS International Growth	15,043,885	221,341
EQ/Oppenheimer Global	32,265,730	474,726

The following Portfolios utilized net capital loss carryforwards during 2016 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act are as follows:

	Utilized		Losses Carried Forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
All Asset Aggressive-Alt 50	$—	$—	$—	$41,199
All Asset Aggressive-Alt 75	—	—	—	64,214
EQ/Energy ETF	—	—	—	52,999
AXA International Core Managed Volatility	—	—	15,187,666	9,572,873
AXA International Value Managed Volatility	—	—	2,649,065	20,175,160
AXA Large Cap Value Managed Volatility	—	—	22,425,968	—
AXA Natural Resources	—	—	490,289	734,705
AXA SmartBeta Equity	—	—	17,613	42,062
AXA/AB Short Duration Government Bond	—	—	2,680,954	3,088,109
AXA/DoubleLine Opportunistic Core Plus Bond	254,902	—	—	49,028
AXA/Franklin Balanced Managed Volatility	—	32,778,008	—	16,396,037
AXA/Goldman Sachs Strategic Allocation	363,396	165,089	—	—
AXA/Invesco Strategic Allocation	1,005,322	155,562	—	—
AXA/Legg Mason Strategic Allocation	—	—	47,118	21,279
AXA/Lord Abbett Micro Cap	—	—	4,301,304	—
AXA/Pacific Global Small Cap Value	—	—	463,920	536,688
AXA/International Managed Volatility	—	—	1,199,752	7,891,395
ATM International Managed Volatility	—	—	8,126,558	14,078,219
EQ/Convertible Securities	—	—	—	64,563
EQ/Emerging Markets Equity PLUS	356,852	—	237,174	1,122,883
EQ/Global Bond PLUS	102,846	—	—	—
EQ/High Yield Bond	—	—	2,874,053	7,109,312
EQ/International Equity Index	—	—	2,673,993	25,399,429

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	Utilized		Losses Carried Forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
EQ/MFS International Growth	$—	$—	$—	$157,079
EQ/Money Market	—	—	15,644	—
EQ/Oppenheimer Global	—	—	3,763,995	8,073,353
EQ/PIMCO Global Real Return	—	—	—	205,346
EQ/PIMCO Ultra Short Bond	2,644,627	—	1,838,663	18,792,660
Multimanager Core Bond	—	4,981,266	—	—

Sale-Buybacks:

Each of the AXA Real Estate Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2016. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. In the event the net exposure for sale-buybacks and certain derivatives trades exceeds $250,000 (on a per counterparty basis) the Portfolio will post additional collateral. Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond and Multimanager Core Bond Portfolio had open sale-buybacks at December 31, 2016.

Cash and Statement of Cash Flows:

Due to the volume of sale-buyback transactions during the year ended December 31, 2016, the EQ/PIMCO Global Real Return Portfolio is presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Consistent with EQ/PIMCO Global Real Return Portfolio’s investment strategy, management has determined that Cash and Foreign Cash, which are comprised of U.S. dollar and foreign currency deposits at the Custodian, are considered cash for purposes of preparing the statement of cash flows.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell

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immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

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Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio used futures contracts during the year ended December 31, 2016, to equitize cash or to increase or decrease the level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition

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to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, certain Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Repurchase Agreements:

During the year ended December 31, 2016, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at year end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

Joint Repurchase Agreements

During the year ended December 31, 2016, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating

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Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Foreign Government Agency Securities, Corporate Bonds or Common Stocks and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2016 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2016, the Joint Repurchase Agreements (on a gross basis) in which the Portfolios participated were as follows:

Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $100,005,556, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $102,000,093.

Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $100,007,667, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $102,000,002.

Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $250,019,723, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $255,000,020.

Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $200,021,112, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $204,000,724.

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $200,023,334, collateralized by various Common Stocks; total market value $222,311,004.

Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $375,043,751, collateralized by various Common Stocks; total market value $416,833,133.

Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $175,009,723, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $178,500,040.

HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $100,005,111, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $102,001,237.

Macquarie Bank Ltd., 0.60%, dated 12/30/16, due 1/6/17, repurchase price $100,011,667, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/15/17-5/15/46; total market value $102,051,677.

Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $250,021,110, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/15/17-5/15/46; total market value $255,129,193.

Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $400,025,332, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/15/17-5/15/46; total market value $408,206,708.

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Natixis, 0.75%, dated 12/29/16, due 1/5/17, repurchase price $200,025,000, collateralized by various U.S. Government Agency Securities, ranging from 0.000%-7.000%, maturing 6/1/17-10/1/46, U.S. Government Treasury Securities, ranging from 0.000%-6.000%, maturing 12/31/17-5/15/27; total market value $204,021,250.

Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $500,027,780, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $510,028,335.

Natixis, 0.60%, dated 12/30/16, due 1/3/17, repurchase price $500,033,335, collateralized by various U.S. Government Agency Securities, ranging from 1.007%-6.500%, maturing 11/1/20-9/20/62, U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 7/15/17-2/15/46; total market value $510,034,000.

Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $150,008,334, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $153,000,050.

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $100,005,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.375%, maturing 6/30/20-5/15/44; total market value $102,000,000.

RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $100,005,000, collateralized by various U.S. Government Agency Securities, ranging from 2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $102,000,037.

RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $250,012,500, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $255,001,858.

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $250,030,140, collateralized by various U.S. Government Treasury Securities, ranging from 0.125%-2.000%, maturing 7/15/22-2/15/23; total market value $255,000,030.

Societe Generale SA, 0.62%, dated 12/30/16, due 1/6/17, repurchase price $100,012,056, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.875%, maturing 12/15/17-4/30/20; total market value $102,000,059.

Securities Lending:

During the year ended December 31, 2016, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at anytime.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan and

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cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by FMG LLC. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter. The market value of the securities on loan and the value of the related collateral as of December 31, 2016 were as follows:

Portfolios	Securities on Loan	Collateral	Collateralization
All Asset Moderate Growth-Alt 15	$1,145,270	$1,172,934	102%
All Asset Growth-Alt 20	4,576,355	4,694,307	103%
All Asset Aggressive-Alt 25	608,228	624,010	103%
All Asset Aggressive-Alt 50	39,702	40,761	103%
All Asset Aggressive-Alt 75	41,939	43,069	103%
EQ/Energy ETF	1,312,784	1,346,422	103%
EQ/Low Volatility Global ETF	906,096	926,937	102%
1290 VT Socially Responsible	706,340	728,383	103%
AXA Global Equity Managed Volatility	35,273,536	36,805,210	104%
AXA International Core Managed Volatility	87,040,253	89,758,454	103%
AXA International Value Managed Volatility	4,719,545	4,961,744	105%
AXA Large Cap Core Managed Volatility	55,978,302	57,377,141	102%
AXA Large Cap Growth Managed Volatility	127,125,975	130,786,753	103%
AXA Large Cap Value Managed Volatility	53,833,875	55,517,181	103%
AXA Mid Cap Value Managed Volatility	48,878,067	50,637,672	104%
AXA Natural Resources	309,379	321,658	104%
AXA Real Estate	340,099	349,059	103%
AXA Smart Beta Equity	174,064	181,548	104%
AXA/AB Dynamic Growth	1,011,188	1,058,315	105%
AXA/AB Dynamic Moderate Growth	11,232,809	11,744,578	105%
AXA/AB Short Duration Government Bond	66,280	67,650	102%
AXA/AB Small Cap Growth	111,365,602	115,289,736	104%
AXA/ClearBridge Large Cap Growth	7,234,430	7,412,450	102%
AXA/DoubleLine Opportunistic Core Plus Bond	44,764	45,638	102%
AXA/Franklin Balanced Managed Volatility	37,219,702	38,292,098	103%
AXA Franklin Small Cap Value Managed Volatility	10,343,774	10,746,548	104%

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December 31, 2016

Portfolios	Securities on Loan	Collateral	Collateralization
AXA/Goldman Sachs Strategic Allocation	$6,871,983	$7,040,261	102%
AXA/Horizon Small Cap Value	6,074,483	6,316,355	104%
AXA/Janus Enterprise	14,565,678	14,943,992	103%
AXA/Loomis Sayles Growth	3,827,006	3,956,445	103%
AXA/Lord Abbett Micro Cap	11,071,949	11,581,804	105%
AXA/Morgan Stanley Small Cap Growth	38,610,416	39,897,702	103%
AXA/Mutual Large Cap Equity Managed Volatility	3,964,837	4,070,791	103%
AXA/Pacific Global Small Cap Value	6,985,266	7,240,896	104%
AXA/Templeton Global Equity Managed Volatility	10,257,921	10,722,650	105%
AXA 500 Managed Volatility	48,902,427	50,271,212	103%
AXA 400 Managed Volatility	21,532,756	22,229,336	103%
AXA 2000 Managed Volatility	216,654,554	225,419,860	104%
AXA International Managed Volatility	29,754,093	31,332,676	105%
ATM International Managed Volatility	27,808,331	29,303,162	105%
ATM Large Cap Managed Volatility	17,813,151	18,316,790	103%
ATM Mid Cap Managed Volatility	5,328,852	5,500,451	103%
ATM Small Cap Managed Volatility	60,446,015	62,873,934	104%
EQ/BlackRock Basic Value Equity	1,157,756	1,191,945	103%
EQ/Boston Advisors Equity Income	8,293,728	8,520,494	103%
EQ/Capital Guardian Research	8,580,534	8,845,320	103%
EQ/Common Stock Index	86,141,344	89,000,214	103%
EQ/Convertible Securities	718,310	737,998	103%
EQ/Core Bond Index	85,553,523	87,126,243	102%
EQ/Emerging Markets Equity PLUS	4,980,699	5,148,693	103%
EQ/Equity 500 Index	23,345,677	24,049,253	103%
EQ/GAMCO Mergers and Acquisitions	6,641,309	6,859,832	103%
EQ/GAMCO Small Company Value	180,261,551	187,677,838	104%
EQ/Global Bond PLUS	2,198,526	2,240,050	102%
EQ/High Yield Bond	14,880,951	15,206,913	102%
EQ/Intermediate Government Bond	76,857,744	78,247,155	102%
EQ/International Equity Index	7,022,184	7,410,875	106%
EQ/Large Cap Growth Index	17,669,065	18,233,286	103%
EQ/Large Cap Value Index	4,771,650	4,942,285	104%
EQ/Mid Cap Index	54,200,179	55,872,124	103%
EQ/Oppenheimer Global	7,646,828	7,896,894	103%
EQ/PIMCO Ultra Short Bond	7,750,991	7,940,898	102%
EQ/Quality Bond PLUS	3,926,205	4,085,978	104%
EQ/Small Company Index	79,177,191	82,444,817	104%
EQ/T. Rowe Price Growth Stock	17,626,601	18,031,385	102%
EQ/UBS Growth and Income	2,223,920	2,309,996	104%
Multimanager Aggressive Equity	22,499,969	23,195,572	103%
Multimanager Core Bond	10,064,662	10,253,517	102%
Multimanager Mid Cap Growth	11,770,955	12,183,129	104%
Multimanager Mid Cap Value	7,964,519	8,270,075	104%
Multimanager Technology	16,583,519	17,137,421	103%

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December 31, 2016

In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2016, were as follows:

Portfolios	Liabilities as presented in the Statements of Assets and Liabilities
All Asset Moderate Growth-Alt 15	$1,172,934
All Asset Growth-Alt 20	4,694,307
All Asset Aggressive-Alt 25	624,010
All Asset Aggressive-Alt 50	40,761
All Asset Aggressive-Alt 75	43,069
EQ/Energy ETF	1,341,871
EQ/Low Volatility Global ETF	926,937
1290 VT Socially Responsible	728,383
AXA Global Equity Managed Volatility	26,061,275
AXA International Core Managed Volatility	80,833,303
AXA International Value Managed Volatility	4,578,547
AXA Large Cap Core Managed Volatility	57,155,093
AXA Large Cap Growth Managed Volatility	129,940,124
AXA Large Cap Value Managed Volatility	55,292,652
AXA Mid Cap Value Managed Volatility	49,971,768
AXA Natural Resources	114,164
AXA Real Estate	311,549
AXA Smart Beta Equity	106,687
AXA/AB Dynamic Growth	994,396
AXA/AB Dynamic Moderate Growth	8,041,801
AXA/AB Short Duration Government Bond	67,650
AXA/AB Small Cap Growth	115,226,948
AXA/ClearBridge Large Cap Growth	7,412,450
AXA/DoubleLine Opportunistic Core Plus Bond	45,638
AXA/Franklin Balanced Managed Volatility	38,292,098
AXA Franklin Small Cap Value Managed Volatility	10,743,371
AXA/Goldman Sachs Strategic Allocation	7,040,261
AXA/Horizon Small Cap Value	6,302,719
AXA/Janus Enterprise	14,943,992
AXA/Loomis Sayles Growth	3,956,445
AXA/Lord Abbett Micro Cap	11,581,804
AXA/Morgan Stanley Small Cap Growth Portoflio	39,896,297
AXA/Mutual Large Cap Equity Managed Volatility	4,064,187
AXA/Pacific Global Small Cap Value	7,158,779
AXA/Templeton Global Equity Managed Volatility	8,705,255
AXA 500 Managed Volatility	49,978,617
AXA 400 Managed Volatility	22,229,336
AXA 2000 Managed Volatility	217,833,316
AXA International Managed Volatility	20,200,465
ATM International Managed Volatility	19,400,802
ATM Large Cap Managed Volatility	18,314,327
ATM Mid Cap Managed Volatility	5,490,932
ATM Small Cap Managed Volatility	62,841,332
EQ/BlackRock Basic Value Equity	1,191,945
EQ/Boston Advisors Equity Income	8,520,494

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Portfolios	Liabilities as presented in the Statements of Assets and Liabilities
EQ/Capital Guardian Research	$8,845,320
EQ/Common Stock Index	88,979,970
EQ/Convertible Securities	737,998
EQ/Core Bond Index	86,942,833
EQ/Emerging Markets Equity PLUS	4,559,606
EQ/Equity 500 Index	24,046,772
EQ/GAMCO Mergers and Acquisitions	6,859,832
EQ/GAMCO Small Company Value	187,677,838
EQ/Global Bond PLUS	2,240,050
EQ/High Yield Bond	15,010,403
EQ/Intermediate Government Bond	78,247,155
EQ/International Equity Index	6,627,802
EQ/Large Cap Growth Index	18,230,378
EQ/Large Cap Value Index	4,896,658
EQ/Mid Cap Index	55,872,124
EQ/Oppenheimer Global	7,896,894
EQ/PIMCO Ultra Short Bond	7,940,898
EQ/Quality Bond PLUS	4,085,978
EQ/Small Company Index	82,433,105
EQ/T. Rowe Price Growth Stock	18,031,385
EQ/UBS Growth and Income	2,309,996
Multimanager Aggressive Equity	23,179,165
Multimanager Core Bond	10,253,517
Multimanager Mid Cap Growth	12,018,199
Multimanager Mid Cap Value	8,190,082
Multimanager Technology	17,137,421

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2016, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Total Return Swap Agreements:

The AXA Real Estate Portfolio entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if

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any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates decline the value of a certain fixed-income securities of a Portfolio is likely to rise. Conversely, as nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2016, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons,

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December 31, 2016

including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Portfolios may invest in below investment grade high-yield securities (“junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities,

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December 31, 2016

including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector with their individual investment strategies including futures, forward currency exchange contracts, options, swaps, and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

At December 31, 2016, EQ/PIMCO Global Real Return Portfolio held significant collateral balances with limited brokers or BNP Paribas S.A. The Portfolio is subject to credit risk arising should BNP Paribas S.A. be unable to fulfill its obligations.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2016, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Moderate Growth-Alt 15	0.100% of average daily net assets
All Asset Growth-Alt 20	0.100% of average daily net assets
All Asset Aggressive-Alt 25	0.100% of average daily net assets
All Asset Aggressive-Alt 50	0.100% of average daily net assets
All Asset Aggressive-Alt 75	0.100% of average daily net assets
AXA/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

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December 31, 2016

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Strategy	0.1000	0.0925	0.0900	0.0875
AXA Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Balanced Strategy	0.1000	0.0925	0.0900	0.0875
AXA Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Aggressive Strategy	0.1000	0.0925	0.0900	0.0875

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA/DoubleLine Opportunistic Core Plus Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Global Equity Managed Volatility	0.750%	0.700%	0.675%	0.650%	0.625%
AXA SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
AXA/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
AXA/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Balanced Managed Volatility	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Small Cap Value Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Goldman Sachs Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Invesco Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
AXA/Legg Mason Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
AXA/Mutual Large Cap Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Boston Advisors Equity Income	0.750	0.700	0.675	0.650	0.625
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/GAMCO Mergers and Acquisitions	0.900	0.850	0.825	0.800	0.775
EQ/GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/Oppenheimer Global	0.950	0.900	0.875	0.850	0.825
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625

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	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA International Core Managed Volatility	0.600%	0.550%	0.525%	0.500%	0.475%
AXA International Value Managed Volatility	0.600	0.550	0.525	0.500	0.475
AXA Large Cap Core Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Growth Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Large Cap Value Managed Volatility	0.500	0.450	0.425	0.400	0.375
AXA Mid Cap Value Managed Volatility	0.550	0.500	0.475	0.450	0.425
AXA/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
AXA/Horizon Small Cap Value	0.800	0.750	0.725	0.700	0.675
AXA/Lord Abbett Micro Cap	0.850	0.800	0.775	0.750	0.725
AXA/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
AXA/Pacific Global Small Cap Value	0.800	0.750	0.725	0.700	0.675
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
	First	Next
Portfolio:	$2 Billion	$2 Billion	Thereafter
AXA/AB Short Duration Government Bond	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.470%	0.460%	0.450%
EQ/Low Volatility Global ETF	0.500	0.490	0.470	0.460	0.450
1290 VT Socially Responsible	0.500	0.480	0.460	0.450	0.440
AXA Natural Resources	0.500	0.480	0.460	0.450	0.440
AXA Real Estate	0.500	0.480	0.460	0.450	0.440
AXA 500 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 400 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA 2000 Managed Volatility	0.450	0.430	0.410	0.400	0.390
AXA International Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM International Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Large Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Mid Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
ATM Small Cap Managed Volatility	0.450	0.430	0.410	0.400	0.390
EQ/Common Stock Index	0.350	0.330	0.310	0.300	0.290
EQ/Convertible Securities	0.700	0.680	0.660	0.640	0.630
EQ/Core Bond Index	0.350	0.330	0.310	0.300	0.290
EQ/Equity 500 Index	0.250	0.230	0.210	0.200	0.190
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/High Yield Bond	0.600	0.580	0.560	0.540	0.530
EQ/Intermediate Government Bond	0.350	0.330	0.310	0.300	0.290
EQ/International Equity Index	0.400	0.380	0.360	0.350	0.340
EQ/Large Cap Growth Index	0.350	0.330	0.310	0.300	0.290
EQ/Large Cap Value Index	0.350	0.330	0.310	0.300	0.290
EQ/Mid Cap Index	0.350	0.330	0.310	0.300	0.290
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330

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December 31, 2016

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
EQ/Small Company Index	0.250%	0.230%	0.210%	0.200%	0.190%
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480

Prior to September 1, 2016 the following Portfolios’ management fees were as follows:

Portfolios:	Management Fee
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
AXA Aggressive Strategy	0.100% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
1290 VT Socially Responsible (known at the time as EQ/Calvert Socially Responsible)	0.500%	0.490%	0.470%	0.460%	0.450%
AXA Natural Resources	0.500	0.490	0.470	0.460	0.450
AXA Real Estate	0.500	0.490	0.470	0.460	0.450
EQ/Common Stock Index	0.350	0.340	0.320	0.310	0.300
EQ/Core Bond Index	0.350	0.340	0.320	0.310	0.300
EQ/Equity 500 Index	0.250	0.240	0.220	0.210	0.200
EQ/Intermediate Government Bond	0.350	0.340	0.320	0.310	0.300
EQ/International Equity Index	0.400	0.390	0.370	0.360	0.350
EQ/Large Cap Growth Index	0.350	0.340	0.320	0.310	0.300
EQ/Large Cap Value Index	0.350	0.340	0.320	0.310	0.300
EQ/Mid Cap Index	0.350	0.340	0.320	0.310	0.300
EQ/Small Company Index	0.250	0.240	0.220	0.210	0.200

With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment sub-advisory services to the Portfolios, including the fees of the Sub-Advisers of each Portfolio.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

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December 31, 2016

The AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios each pay the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios

0.15% on the first $25 billion

0.11% on the next $10 billion

0.10% on the next $5 billion

0.095% on assets thereafter

Each All Asset Portfolio, AXA Strategy Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Portfolios, the AXA Strategy Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Allocation Portfolios, Charter Allocation Portfolios, and Target Allocation Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC

0.15% of the first $35 billion

0.11% of the next $10 billion

0.10% of the next $5 billion

0.095% on assets thereafter

For all other Portfolios:

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all other Portfolios*

0.10% on the first $30 billion

0.0975% on the next $10 billion

0.095% on the next $5 billion

0.0925% on assets thereafter

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Prior to October 1, 2016, the Administration fees were as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $14 billion

0.11% on the next $6 billion

0.10% on the next $5 billion

0.0975% on assets thereafter

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December 31, 2016

The AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio and the Tactical Portfolios each paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio and the Tactical Portfolios

0.15% on the first $14 billion

0.11% on the next $6 billion

0.10% on the next $5 billion

0.0975% on assets thereafter

Each All Asset Portfolio, AXA Strategy Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Portfolios, the AXA Strategy Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio

0.15% of the first $20 billion

0.125% of the next $5 billion

0.10% on assets thereafter

For all other Portfolios:

All other Portfolios each paid the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% on the next $10 billion

0.095% on assets thereafter

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator provides the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for

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December 31, 2016

securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain significant cash balance with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2017 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K		Class IA+		Class IB+
All Asset Moderate Growth-Alt 15**	0.40%		N/A		0.65%
All Asset Growth-Alt 20**	0.40		0.65%		0.65
All Asset Aggressive-Alt 25**	0.40		N/A		0.65
All Asset Aggressive-Alt 50**	0.40		N/A		0.65
All Asset Aggressive-Alt 75**	0.40		N/A		0.65
AXA Ultra Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Conservative Growth Strategy	0.75	*	1.00	*	1.00	*
AXA Balanced Strategy	0.80	*	1.05	*	1.05	*
AXA Moderate Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Aggressive Strategy	0.90	*	N/A		1.15	*
AXA/Franklin Templeton Allocation Managed Volatility**	0.15		0.40		0.40
EQ/Energy ETF	0.70		N/A		0.95
EQ/Low Volatility Global ETF	0.70		N/A		0.95
1290 VT Socially Responsible	0.90		1.15		1.15
AXA International Core Managed Volatility**	0.85		1.10		1.10
AXA International Value Managed Volatility**	0.85		1.10		1.10
AXA Large Cap Core Managed Volatility**	0.75		1.00		1.00
AXA Large Cap Growth Managed Volatility**	0.75		1.00		1.00
AXA Large Cap Value Managed Volatility**	0.75		1.00		1.00
AXA Mid Cap Value Managed Volatility**	0.80		1.05		1.05
AXA Natural Resources	0.65		N/A		0.90

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Portfolios:	Maximum Annual Operating Expense Limit
	Class K		Class IA+		Class IB+
AXA Real Estate	0.65%		N/A	%	0.90%
AXA SmartBeta Equity**	1.00		N/A		1.25
AXA/AB Dynamic Growth	0.95	*	N/A		1.20	*
AXA/AB Dynamic Moderate Growth	0.95	*	1.20	*	1.20	*
AXA/AB Short Duration Government Bond	0.65		0.90		0.90
AXA/ClearBridge Large Cap Growth	0.80		1.05		1.05
AXA/DoubleLine Opportunistic Core Plus Bond**	0.85		N/A		1.10
AXA/Franklin Balanced Managed Volatility**	1.05		1.30		1.30
AXA/Franklin Small Cap Value Managed Volatility**	1.05		1.30		1.30
AXA/Goldman Sachs Strategic Allocation	1.00	*	N/A		1.25	*
AXA/Horizon Small Cap Value**	0.95		N/A		1.20
AXA/Invesco Strategic Allocation	1.00	*	N/A		1.25	*
AXA/Janus Enterprise	0.85		1.10		1.10
AXA/Legg Mason Strategic Allocation	1.00	*	N/A		1.25	*
AXA/Loomis Sayles Growth**	0.85		1.10		1.10
AXA/Lord Abbett Micro Cap**	1.05		N/A		1.30
AXA/Morgan Stanley Small Cap Growth**	0.95		N/A		1.20
AXA/Mutual Large Cap Equity Managed Volatility**	1.05		1.30		1.30
AXA/Pacific Global Small Cap Value**	0.95		N/A		1.20
AXA/Templeton Global Equity Managed Volatility**	1.10		1.35		1.35
AXA 500 Managed Volatility**	0.70		0.95		0.95
AXA 400 Managed Volatility**	0.70		0.95		0.95
AXA 2000 Managed Volatility**	0.70		0.95		0.95
AXA International Managed Volatility**	0.70		N/A		0.95
ATM International Managed Volatility**	0.70		N/A		0.95
ATM Large Cap Managed Volatility**	0.70		0.95		0.95
ATM Mid Cap Managed Volatility**	0.70		0.95		0.95
ATM Small Cap Managed Volatility**	0.70		0.95		0.95
EQ/BlackRock Basic Value Equity	0.70		0.95		0.95
EQ/Boston Advisors Equity Income	0.75		1.00		1.00
EQ/Capital Guardian Research	0.72		0.97		0.97
EQ/Convertible Securities	1.05	*	N/A		1.30	*
EQ/Core Bond Index	0.47		0.72		0.72
EQ/Emerging Markets Equity PLUS**	1.00		N/A		1.25
EQ/Global Bond PLUS**	0.75		1.00		1.00
EQ/High Yield Bond**	0.85		N/A		1.10
EQ/Invesco Comstock	0.75		1.00		1.00
EQ/JPMorgan Value Opportunities	0.75		1.00		1.00
EQ/MFS International Growth**	1.00		1.25		1.25
EQ/Oppenheimer Global**	1.00		1.25		1.25
EQ/PIMCO Global Real Return	0.75		N/A		1.00
EQ/PIMCO Ultra Short Bond	0.60		0.85		0.85
EQ/Quality Bond PLUS	0.60		0.85		0.85
EQ/T. Rowe Price Growth Stock**	0.85		1.10		1.10
EQ/UBS Growth and Income	0.80		1.05		1.05
Multimanager Aggressive Equity**	0.80		1.05		1.05
Multimanager Core Bond**	0.70		0.95		0.95
Multimanager Mid Cap Growth**	0.90		1.15		1.15

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December 31, 2016

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
Multimanager Mid Cap Value**	0.90%	1.15%	1.15%
Multimanager Technology**	1.00	1.25	1.25

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in Fund Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.
**	Effective September 1, 2016, FMG LLC voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to September 1, 2016.

Prior to May 1, 2016, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
AXA Real Estate	0.85%	N/A	1.10%
AXA/AB Dynamic Growth	0.95	N/A	1.20
AXA/AB Dynamic Moderate Growth	0.95	1.20%	1.20
AXA/Goldman Sachs Strategic Allocation	1.00	N/A	1.25
AXA/Horizon Small Cap Value	1.00	N/A	1.25
AXA/ Invesco Strategic Allocation	1.00	N/A	1.25
AXA/Loomis Sayles Growth	0.90	1.15	1.15
AXA/Morgan Stanley Small Cap Growth	1.00	N/A	1.25
AXA/Pacific Global Small Cap Value	1.00	N/A	1.25
EQ/Boston Advisors Equity Income	0.80	1.05	1.05
EQ/Convertible Securities	1.05	N/A	1.30
EQ/High Yield Bond	0.95	N/A	1.20
Multimanager Core Bond	1.00	1.25	1.25
Multimanager Technology	1.05	1.30	1.30

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2016, FMG LLC received recoupment from the following Portfolios:

Portfolios:	Recoupment
AXA Ultra Conservative Strategy	$6,646
AXA Balanced Strategy	100,122
AXA/AB Dynamic Growth	2,954

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December 31, 2016

Portfolios:	Recoupment
AXA/DoubleLine Opportunistic Core Plus Bond	$13,419
AXA/Goldman Sachs Strategic Allocation	30,757
AXA/Invesco Strategic Allocation	21,721
EQ/BlackRock Basic Value Equity	2,341
EQ/Global Bond PLUS	13,525
EQ/JPMorgan Value Opportunities	64,156

$255,641

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2016, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2017	2018	2019	Total Eligible For Recoupment
AXA Ultra Conservative Strategy	$95,169	$97,111	$341,198	$533,478
AXA Conservative Strategy	608,871	547,384	594,251	1,750,506
AXA Conservative Growth Strategy	693,860	536,305	536,941	1,767,106
AXA Balanced Strategy	508,313	21,720	1,507	531,540
EQ/Energy ETF	106,576	92,338	75,612	274,526
EQ/Low Volatility Global ETF	104,661	90,461	71,773	266,895
AXA Natural Resources	—	116,583	137,202	253,785
AXA Real Estate	—	—	90,906	90,906
AXA/AB Dynamic Growth	—	79,452	50,467	129,919
AXA/Goldman Sachs Strategic Allocation	—	58,294	23,859	82,153
AXA/Invesco Strategic Allocation	—	83,594	53,304	136,898
AXA/Legg Mason Strategic Allocation	—	—	155,704	155,704
EQ/BlackRock Basic Value Equity	—	—	23,471	23,471
EQ/Boston Advisors Equity Income	—	—	579,117	579,117
EQ/Capital Guardian Research	248,422	240,642	233,827	722,891
EQ/Convertible Securities	122,075	85,913	78,058	286,046
EQ/Invesco Comstock	99,173	163,121	140,746	403,040
EQ/PIMCO Global Real Return	100,113	113,993	108,544	322,650
EQ/PIMCO Ultra Short Bond	36,513	39,804	197,515	273,832
EQ/UBS Growth and Income	132,269	137,860	132,746	402,875
Multimanager Technology	—	—	655,153	655,153

During the year ended December 31, 2016, FMG LLC voluntarily waived fees for the certain Portfolios. The amounts waived were as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
All Asset Moderate Growth-Alt 15	$41,046
All Asset Growth-Alt 20	22,212
All Asset Aggressive-Alt 25	44,028
All Asset Aggressive-Alt 50	65,381
All Asset Aggressive-Alt 75	65,107
AXA/Franklin Templeton Allocation Managed Volatility	221,808
AXA Global Equity Managed Volatility	397,138
AXA International Core Managed Volatility	123,915
AXA International Value Managed Volatility	63,953
AXA Large Cap Core Managed Volatility	165,494
AXA Large Cap Growth Managed Volatility	309,849
AXA Large Cap Value Managed Volatility	326,932
AXA Mid Cap Value Managed Volatility	133,486
AXA Real Estate	57,199
AXA SmartBeta Equity	40,024

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December 31, 2016

Portfolios:	Voluntary Waivers
AXA/AB Dynamic Growth	$39,520
AXA/AB Dynamic Moderate Growth	109,864
AXA/DoubleLine Opportunistic Core Plus Bond	18,452
AXA/Franklin Balanced Managed Volatility	81,452
AXA/Franklin Small Cap Value Managed Volatility	66,842
AXA/Goldman Sachs Strategic Allocation	16,369
AXA/Horizon Small Cap Value	98,659
AXA/Invesco Strategic Allocation	6,569
AXA/Loomis Sayles Growth	202,004
AXA/Lord Abbett Micro Cap	103,767
AXA/Morgan Stanley Small Cap Growth	108,476
AXA/Mutual Large Cap Equity Managed Volatility	188,760
AXA/Pacific Global Small Cap Value	97,716
AXA/Templeton Global Equity Managed Volatility	50,454
AXA 500 Managed Volatility	480,468
AXA 400 Managed Volatility	58,791
AXA 2000 Managed Volatility	172,120
AXA International Managed Volatility	120,499
ATM International Managed Volatility	110,420
ATM Large Cap Managed Volatility	244,687
ATM Mid Cap Managed Volatility	35,990
ATM Small Cap Managed Volatility	87,854
EQ/Boston Advisors Equity Income	283,866
EQ/Emerging Markets Equity PLUS	41,944
EQ/Global Bond PLUS	59,222
EQ/High Yield Bond	30,399
EQ/MFS International Growth	160,740
EQ/Money Market	1,858,072
EQ/Oppenheimer Global	129,355
EQ/T. Rowe Price Growth Stock	285,271
Multimanager Aggressive	12,652
Multimanager Core Bond	350,852
Multimanager Mid Cap Growth	158,223
Multimanager Mid Cap Value	120,986
Multimanager Technology	274,943

During the year ended December 31, 2016, DoubleLine Capital LP reimbursed AXA/DoubleLine Opportunistic Core Plus Bond Portfolio $8,322 of Investment Management fees from the DoubleLine Floating Rate Fund which is an underlying investment in this Portfolio. This reimbursement is not eligible for recoupment.

During the year ended December 31, 2016, the Distributor voluntarily waived $3,180,494 of Distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note  7 Percentage of Ownership by Affiliates

At December 31, 2016, AXA Equitable and/or FMG LLC held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
All Asset Aggressive-Alt 50	74.01%
All Asset Aggressive-Alt 75	66.28
AXA Ultra Conservative Strategy	2.10

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December 31, 2016

Portfolios:	Percentage of Ownership
EQ/Energy ETF	22.62%
EQ/Low Volatility Global ETF	37.99
AXA SmartBeta Equity	82.03
AXA/DoubleLine Opportunistic Core Plus Bond	72.28
AXA/Legg Mason Strategic Allocation	17.22
EQ/Convertible Securities	51.42

Shares of the Portfolios may be held as underlying investments by the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios of the Trust and the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios of the AXA Premier VIP Trust. The following tables represent the percentage of ownership that each of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA Strategy Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios has in each respective Portfolio’s net assets as of December 31, 2016.

Portfolios:	All Asset Moderate Growth- Alt 15	All Asset Growth- Alt 20	All Asset Aggressive- Alt 25		All Asset Aggressive- Alt 50		All Asset Aggressive- Alt 75		AXA/Franklin Templeton Allocation Managed Volatility
AXA Natural Resources	5.09%	51.95%	6.75%		1.73%		3.14%		—%
AXA Real Estate	3.67	36.57	5.07		1.52		2.16		—
AXA/AB Small Cap Growth	0.12	0.90	0.14		0.01		—	#	—
AXA/Franklin Balanced Managed Volatility	—	—	—		—		—		31.50
AXA/Janus Enterprise	0.01	0.15	0.02		—	#	—	#	—
AXA/Loomis Sayles Growth	0.19	2.55	0.20		0.02		0.01		—
AXA/Mutual Large Cap Equity Managed Volatility	—	—	—		—		—		67.18
AXA/Templeton Global Equity Managed Volatility	—	—	—		—		—		53.07
EQ/BlackRock Basic Value Equity	0.11	0.90	0.12		0.01		—	#	—
EQ/Boston Advisors Equity Income	0.12	0.92	0.18		0.01		0.01		—
EQ/Emerging Markets Equity PLUS	1.38	18.14	2.29		0.14		0.04		—
EQ/GAMCO Mergers and Acquisitions	0.56	5.50	0.78		0.07		0.16		—
EQ/GAMCO Small Company Value	0.05	0.53	0.06		—	#	—	#	—
EQ/Global Bond PLUS	1.65	6.83	0.26		0.01		0.01		—
EQ/High Yield Bond	0.91	4.53	0.21		0.01		0.01		—
EQ/Intermediate Government Bond	0.01	0.06	—	#	—	#	—	#	—
EQ/International Equity Index	0.05	0.59	0.07		0.01		—	#	—
EQ/Invesco Comstock	0.70	5.82	0.83		0.05		0.02		—

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December 31, 2016

Portfolios:	All Asset Moderate Growth- Alt 15	All Asset Growth- Alt 20	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50		All Asset Aggressive- Alt 75		AXA/Franklin Templeton Allocation Managed Volatility
EQ/JPMorgan Value Opportunities	0.21%	2.35%	0.24%	0.02%		0.01%		—%
EQ/MFS International Growth	0.17	1.53	0.20	0.01		0.01		—
EQ/PIMCO Global Real Return	3.17	16.32	0.74	0.02		0.03		—
EQ/PIMCO Ultra Short Bond	0.12	0.41	0.01	—	#	—	#	—
EQ/T. Rowe Price Growth Stock	0.18	1.47	0.22	0.01		0.01		—
Multimanager Core Bond	0.19	0.88	0.03	—		—		—

#	Percentage of ownership is less than 0.005%.

Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA/AB Short Duration Government Bond	—%	6.64%	7.14%	13.30%	20.90%	10.11%	4.09%
AXA 500 Managed Volatility	0.20	1.47	4.98	13.83	33.90	25.34	17.68
AXA 400 Managed Volatility	0.19	0.90	1.81	5.22	12.99	10.57	7.17
AXA 2000 Managed Volatility	0.18	1.23	4.11	11.43	27.87	20.60	14.43
AXA International Managed Volatility	0.21	1.53	5.03	13.79	32.82	23.72	16.71
EQ/Core Bond Index	—	3.53	4.51	8.30	13.55	6.36	2.51
EQ/Intermediate Government Bond	2.67	4.00	5.14	9.48	15.25	7.18	2.84

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
AXA Global Equity Managed Volatility	0.30%	1.44%	9.21%	14.96%	5.33%
AXA International Core Managed Volatility	0.35	0.77	7.18	11.51	5.13
AXA International Value Managed Volatility	0.31	0.79	5.40	10.87	6.33
AXA Large Cap Core Managed Volatility	0.87	1.65	9.60	16.16	6.85
AXA Large Cap Growth Managed Volatility	0.33	0.62	3.81	6.06	2.52

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December 31, 2016

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
AXA Large Cap Value Managed Volatility	0.19%	0.47%	3.58%	7.09%	3.76%
AXA/AB Small Cap Growth	0.18	0.70	9.45	15.76	5.45
AXA/Franklin Small Cap Value Managed Volatility	—	1.21	9.88	23.28	10.55
AXA/Horizon Small Cap Value	—	3.49	19.67	27.31	9.67
AXA/Loomis Sayles Growth	1.38	1.85	14.96	22.80	10.62
AXA/Lord Abbett Micro Cap	0.68	2.51	17.84	41.03	18.36
AXA/Morgan Stanley Small Cap Growth	0.74	1.09	16.24	39.69	18.71
AXA/Pacific Global Small Cap Value	—	2.51	18.06	29.52	10.18
ATM International Managed Volatility	1.23	3.47	30.16	46.15	18.98
ATM Large Cap Managed Volatility	2.56	4.23	27.44	44.05	21.73
ATM Mid Cap Managed Volatility	2.16	4.82	29.58	41.93	21.52
ATM Small Cap Managed Volatility	0.35	3.01	24.01	51.89	20.74
EQ/BlackRock Basic Value Equity	1.44	1.99	10.51	16.14	6.33
EQ/Boston Advisors Equity Income	1.75	2.95	19.07	31.49	11.82
EQ/Core Bond Index	4.09	3.17	15.28	10.41	1.05
EQ/GAMCO Small Company Value	0.24	0.34	3.56	5.74	2.64
EQ/Global Bond PLUS	9.23	7.45	36.82	3.50	—
EQ/High Yield Bond	8.50	7.10	32.17	12.50	0.81
EQ/Intermediate Government Bond	5.64	4.37	20.61	14.62	1.49
EQ/International Equity Index	0.18	0.32	1.45	5.20	4.00
EQ/JPMorgan Value Opportunities	2.34	3.73	20.87	25.70	9.35
EQ/Large Cap Growth Index	0.12	0.21	1.08	3.17	2.81
EQ/MFS International Growth	1.24	2.97	26.02	31.19	13.94
EQ/PIMCO Ultra Short Bond	12.00	8.55	37.28	25.65	2.52
EQ/Quality Bond PLUS	1.26	1.50	7.41	5.81	0.49
EQ/T. Rowe Price Growth Stock	0.42	0.72	5.64	5.94	1.68
Multimanager Core Bond	5.86	4.98	23.09	17.25	1.51
Multimanager Mid Cap Growth	1.70	2.51	6.73	9.61	4.54
Multimanager Mid Cap Value	0.91	2.94	15.41	11.35	3.42

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM International Moderate	CharterSM Income Strategies
EQ/Energy ETF	0.85%	1.58%	2.69%	3.04%	2.00%	—%	1.19%
EQ/Low Volatility Global ETF	2.92	3.82	4.65	3.42	1.66	3.79	—
AXA Natural Resources	0.23	0.43	0.65	0.79	0.50	—	0.34
AXA Real Estate	0.36	0.63	0.80	0.93	0.56	1.52	0.87
AXA SmartBeta Equity	1.06	1.46	1.76	1.18	0.58	1.31	—
AXA/AB Small Cap Growth	0.02	0.02	0.03	0.02	0.01	—	—

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December 31, 2016

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM International Moderate	CharterSM Income Strategies
AXA/ClearBridge Large Cap Growth	0.08%	0.12%		0.14%		0.10%		0.05%		—%	—%
AXA/DoubleLine Opportunistic Core Plus Bond	—	—		—		—		—		—	—
AXA/Horizon Small Cap Value	—	—		—		—		—		—	—
AXA/Janus Enterprise	0.05	0.08		0.09		0.06		0.03		—	—
AXA/Lord Abbett Micro Cap	0.10	0.13		0.18		0.14		0.06		—	—
AXA/Morgan Stanley Small Cap Growth	—	—		—		—		—		—	—
AXA/Pacific Global Small Cap Value	—	—		—		—		—		—	—
EQ/BlackRock Basic Value Equity	0.02	0.02		0.03		0.02		0.01		—	—
EQ/Boston Advisors Equity Income	—	—		—		—		—		—	0.09
EQ/Capital Guardian Research	0.17	0.24		0.28		0.19		0.10		—	—
EQ/Convertible Securities	14.26	9.31		7.07		3.12		0.92		—	—
EQ/Core Bond Index	—	—	#	—	#	—	#	—		—	—	#
EQ/Emerging Markets Equity PLUS	0.72	1.01		1.16		0.79		0.39		0.63	—
EQ/GAMCO Mergers and Acquisitions	0.16	0.17		0.19		0.08		0.02		—	—
EQ/GAMCO Small Company Value	0.01	0.01		0.02		0.01		0.01		—	—
EQ/Global Bond PLUS	0.69	0.41		0.28		0.09		0.02		0.24	0.04
EQ/High Yield Bond	0.78	0.46		0.31		0.12		0.02		—	0.12
EQ/Intermediate Government Bond	0.03	0.02		0.01		—	#	—	#	—	—
EQ/International Equity Index	0.05	0.06		0.08		0.05		0.03		0.04	—
EQ/Invesco Comstock	0.13	0.20		0.24		0.17		0.09		—	—
EQ/MFS International Growth	0.03	0.05		0.06		0.04		0.02		0.03	—
EQ/PIMCO Global Real Return	2.64	1.61		1.07		0.37		0.06		0.77	0.14
EQ/PIMCO Ultra Short Bond	0.16	0.09		0.06		0.02		—	#	—	—

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December 31, 2016

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM International Moderate	CharterSM Income Strategies
EQ/Quality Bond PLUS	—%	—%	—%	—%	—%	—%	—	# %
EQ/T. Rowe Price Growth Stock	0.03	0.04	0.05	0.03	0.02	—	—
Multimanager Core Bond	0.30	0.18	0.12	0.04	0.01	—	0.06
Multimanager Mid Cap Value	0.21	0.31	0.38	0.26	0.13	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
EQ/Energy ETF	2.31%	—%	5.57%	—%	—%	7.01%
EQ/Low Volatility Global ETF	6.98	—	—	—	—	—
AXA Natural Resources	0.57	—	1.34	—	—	1.82
AXA Real Estate	0.72	—	1.82	—	—	2.56
AXA SmartBeta Equity	—	—	—	—	—	—
AXA/AB Small Cap Growth	—	—	—	—	—	—
AXA/ClearBridge Large Cap Growth	—	—	—	—	—	—
AXA/DoubleLine Opportunistic Core Plus Bond	—	13.41	—	—	—	—
AXA/Horizon Small Cap Value	—	—	—	—	39.63	—
AXA/Janus Enterprise	—	—	—	—	—	—
AXA/Lord Abbett Micro Cap	—	—	—	18.90	—	—
AXA/Morgan Stanley Small Cap Growth	—	—	—	23.48	—	—
AXA/Pacific Global Small Cap Value	—	—	—	—	39.41	—
EQ/BlackRock Basic Value Equity	—	—	—	—	—	—
EQ/Boston Advisors Equity Income	0.06	—	—	—	—	—
EQ/Capital Guardian Research	—	—	—	—	—	—
EQ/Convertible Securities	2.14	—	—	—	—	5.04
EQ/Core Bond Index	—	1.25	—	—	—	—
EQ/Emerging Markets Equity PLUS	—	—	—	—	—	—
EQ/GAMCO Mergers and Acquisitions	—	—	—	—	—	0.46
EQ/GAMCO Small Company Value	—	—	—	—	1.36	—
EQ/Global Bond PLUS	0.03	—	—	—	—	—
EQ/High Yield Bond	0.02	12.40	—	—	—	—
EQ/Intermediate Government Bond	—	—	—	—	—	—
EQ/International Equity Index	—	—	—	—	—	—
EQ/Invesco Comstock	—	—	—	—	—	—
EQ/MFS International Growth	—	—	—	—	—	—
EQ/PIMCO Global Real Return	0.51	15.55	1.73	—	—	—

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December 31, 2016

Portfolios:	CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Moderate
EQ/PIMCO Ultra Short Bond	0.01%	—%	—%	—%	—%	—%
EQ/Quality Bond PLUS	—	2.93	—	—	—	—
EQ/T. Rowe Price Growth Stock	—	—	—	—	—	—
Multimanager Core Bond	—	—	—	—	—	—
Multimanager Mid Cap Value	—	—	—	—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
EQ/BlackRock Basic Value Equity	0.09%	0.22%	0.15%	0.14%	0.03%
EQ/Core Bond Index	0.15	0.19	0.09	0.03	—
EQ/Emerging Markets Equity PLUS	6.10	16.92	13.58	11.24	1.50
EQ/Equity 500 Index	0.27	0.97	0.90	0.75	0.09
EQ/Global Bond PLUS	1.36	1.81	0.85	0.32	—
EQ/High Yield Bond	2.36	3.71	1.69	0.70	—
EQ/International Equity Index	0.41	1.09	0.89	0.75	0.08
EQ/MFS International Growth	0.11	0.49	0.50	0.41	0.08
EQ/PIMCO Ultra Short Bond	0.26	0.37	0.18	0.06	—
EQ/Quality Bond PLUS	0.30	0.44	0.22	0.07	—
EQ/Small Company Index	0.11	0.71	0.70	0.56	0.09
Multimanager Aggressive Equity	0.07	0.22	0.09	0.07	0.02
Multimanager Mid Cap Growth	0.52	0.72	0.51	0.38	0.01
Multimanager Mid Cap Value	0.60	1.36	0.60	0.50	0.04

The Portfolio is permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2015:

After the close of business on September 25, 2015, EQ/Common Stock Index Portfolio acquired the net assets of the CharterSM Equity Portfolio, a series of AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/Common Stock Index Portfolio issuing 52,723 Class IB shares (valued at $1,308,584) in exchange for 139,980 Class B shares of the CharterSM Equity Portfolio. Cash held by CharterSM Equity Portfolio, with a value of $1,360,859 at September 25, 2015, was the principal asset acquired by EQ/Common Stock Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Common Stock Index Portfolio were recorded at fair value. CharterSM Equity Portfolio’s net assets at the merger date of $1,308,584 were combined with those of EQ/Common Stock Index Portfolio. Assuming the acquisition had been completed

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December 31, 2016

January 1, 2015, the beginning of the annual reporting period of EQ/Common Stock Index Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $76,322,390 and net realized and unrealized loss on investments of $(73,677,076), resulting in an increase in net assets from operations of $2,645,314. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Equity Portfolio that have been included in EQ/Common Stock Index Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $5,149,639,113. Immediately after the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $5,150,947,697.

After the close of business on September 25, 2015, EQ/Core Bond Index Portfolio acquired the net assets of the CharterSM Fixed Income Portfolio, a series of AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on September 17, 2015. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/Core Bond Index Portfolio issuing 163,369 Class IB shares (valued at $1,648,493) in exchange for 172,503 Class B shares of the CharterSM Fixed Income Portfolio. Cash held by CharterSM Fixed Income Portfolio, with a value of $1,687,067 at September 25, 2015, was the principal asset acquired by EQ/Core Bond Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Core Bond Index Portfolio were recorded at fair value. CharterSM Fixed Income Portfolio’s net assets at the merger date of $1,648,493 were combined with those of EQ/Core Bond Index Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of EQ/Core Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $139,798,089 and net realized and unrealized loss on investments of $(84,854,338) resulting in an increase in net assets from operations of $54,943,751. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Fixed Income Portfolio that have been included in EQ/Core Bond Index Portfolio’s Statement of Operations since the merger date, September 25, 2015. Prior to the combination, the net assets of the EQ/Core Bond Index Portfolio totaled $8,502,283,647. Immediately after the combination, the net assets of the EQ/Core Bond Index Portfolio totaled $8,503,932,140.

After the close of business on May 22, 2015, EQ/International Equity Index Portfolio acquired the net assets of the EQ/International ETF Portfolio pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2015. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/International Equity Index Portfolio issuing 477,423 Class IA shares (valued at $4,645,024) in exchange for 10,044,350 Class IA shares of the EQ/International ETF Portfolio. Cash held by EQ/International ETF Portfolio, with a value of $4,660,321 at May 22, 2015, was the principal asset acquired by EQ/International Equity Index Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/International Equity Index Portfolio were recorded at fair value. EQ/International ETF Portfolio’s net assets at the merger date of $ 4,645,024 were combined with those of EQ/International Equity Index Portfolio. Assuming the acquisition had been completed January 1, 2015, the beginning of the annual reporting period of EQ/International Equity Index Portfolio, pro forma results of operations for the year ended December 31, 2015 would include net investment income of $42,735,205, and net realized and unrealized loss on investments of $(80,583,692) resulting in a decrease in net assets from operations of $(37,848,487). Because the

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December 31, 2016

combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/International ETF Portfolio that have been included in EQ/International Equity Index Portfolio’s Statement of Operations since the merger date, May 22, 2015. Prior to the combination, the net assets of the EQ/International Equity Index Portfolio totaled $1,892,282,051. Immediately after the combination, the net assets of the EQ/International Equity Index Portfolio totaled $1,896,927,075.

Note 9	Subsequent Events

The Manager evaluated subsequent events from December 31, 2016, the date of these financial statements, through the date these financial statements were issued and available.

At the November 30 — December 1, 2016 regular meeting of the Board of Trustees (the “Board”) of EQ Advisors Trust (“EQAT”), the Board approved repositioning the All Asset Moderate Growth – Alt 15 Portfolio (the “Portfolio”) from a fund-of funds strategy to a Portfolio that invests directly in securities, which included changing the investment objective, strategy and policies, performance benchmarks, and name of the Portfolio (the “Portfolio Repositioning”). In connection with the Portfolio Repositioning, the Board also approved: (i) subject to shareholder approval, a new Investment Management Agreement (“New Management Agreement”) between FMG LLC and EQAT, including an increased management fee; (ii) a new expense limitation agreement between FMG LLC and EQAT; and (iii) a new Investment Sub-Advisory Agreement between FMG LLC and DoubleLine Capital LP (and its affiliate DoubleLine Equity LP). Upon shareholder approval of the New Management Agreement, the Portfolio Repositioning will become effective on or about May 1, 2017.

On December 1, 2016, the Board approved forms of Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”) that provide for the reorganization of certain Portfolios of the Trust into another existing Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as follows:

Proposed Aquired Portfolios	Proposed Acquiring Portfolios
AXA/Pacific Global Small Cap Value Portfolio	AXA/Horizon Small Cap Value Portfolio
All Asset Aggressive – Alt 25 Portfolio All Asset Aggressive – Alt 50 Portfolio All Asset Aggressive – Alt 75 Portfolio	All Asset Growth-Alt 20 Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about March 28, 2017 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place on or about May 19, 2017.

Note 10	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator to the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Plaintiffs and Defendants filed motions for summary judgment and other pre-trial motions, which were denied by the Court in August 2015.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. On August 25, 2016, the Court issued its decision in favor of FMG LLC and AXA Equitable, finding that the Plaintiffs had failed to meet their burden to demonstrate that FMG LLC and AXA Equitable breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, Plaintiff filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third Circuit.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). The Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/ Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the EQ/ GAMCO Mergers and Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio — $64,600; (v) the EQ/ Small Company Index II Portfolio (now called EQ/Small Company Index) — $61,200; (vi) the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index) — $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) has affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court, which is currently pending. In January 2017, the United States District Court for the Southern District of New York dismissed the remaining claims involving shareholders, such as the Trust and several of its Portfolios, who sold their shares as part of the public tender offers. The Plaintiffs have requested permission from the court to appeal its decision to the Second Circuit. The Trusts or its Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and of cash flows (EQ/PIMCO Global Real Return Portfolio only) and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of EQ Advisors Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) as of December 31, 2016, the results of each of their operations, the changes in each of their net assets and their cash flows (EQ/PIMCO Global Real Return Portfolio only) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2017

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2016 (UNAUDITED)

At a meeting held on July 19-21, 2016, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and, as applicable, the renewal of the Investment Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between the Manager and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
All Asset Aggressive-Alt 25 Portfolio	Management Agreement with FMG LLC
All Asset Aggressive-Alt 50 Portfolio
All Asset Aggressive-Alt 75 Portfolio
All Asset Growth-Alt 20 Portfolio
All Asset Moderate Growth-Alt 15 Portfolio (collectively, the “All Asset Allocation Portfolios”)

AXA Aggressive Strategy Portfolio
AXA Balanced Strategy Portfolio
AXA Conservative Growth Strategy Portfolio
AXA Conservative Strategy Portfolio
AXA Growth Strategy Portfolio
AXA Moderate Growth Strategy Portfolio
AXA Ultra Conservative Strategy Portfolio (collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio
EQ/Energy ETF Portfolio
EQ/Low Volatility Global ETF Portfolio

ATM International Managed Volatility Portfolio	Management Agreement with FMG LLC
ATM Large Cap Managed Volatility Portfolio	Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)
ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Managed Volatility Portfolio	Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)
AXA 400 Managed Volatility Portfolio
AXA 500 Managed Volatility Portfolio
AXA 2000 Managed Volatility Portfolio
AXA International Managed Volatility Portfolio (collectively, the “AXA Tactical Manager Portfolios”)

AXA/AB Dynamic Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein
AXA/AB Dynamic Moderate Growth Portfolio
AXA/AB Short Duration Government Bond Portfolio
AXA/AB Small Cap Growth Portfolio
AXA Natural Resources Portfolio
AXA Real Estate Portfolio (formerly EQ/Real Estate PLUS Portfolio)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/Common Stock Index Portfolio
EQ/Equity 500 Index Portfolio
EQ/International Equity Index Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Small Company Index Portfolio

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”)

AXA/Franklin Balanced Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

AXA/Franklin Small Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

Sub-Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA/Goldman Sachs Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

AXA/Horizon Small Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Asset Management, Inc.

AXA International Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

AXA International Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Northern Cross, LLC

AXA/Invesco Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

AXA Large Cap Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

Sub-Advisory Agreement with Thornburg Investment Management, Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
AXA Large Cap Growth Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

Sub-Advisory Agreement with Wells Capital Management Inc. (“Wells Capital”)

AXA Large Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

AXA/Loomis Sayles Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Loomis, Sayles & Co.

AXA/Lord Abbett Micro Cap Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Lord, Abbett & Co. Inc. (“Lord Abbett”)

AXA Mid Cap Value Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

AXA/Morgan Stanley Small Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

AXA/Mutual Large Cap Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC

AXA/Pacific Global Small Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Pacific Global Investment Management Company

AXA SmartBeta Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

AXA/Templeton Global Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Templeton Investment Counsel LLC

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Calvert Investment Management, Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Capital Guardian

EQ/Convertible Securities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC

EQ/Core Bond Index Portfolio	Management Agreement with FMG LLC
EQ/Intermediate Government Bond Portfolio	Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)
EQ/Large Cap Value Index Portfolio
EQ/Mid Cap Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST

EQ/GAMCO Mergers and Acquisitions Portfolio	Management Agreement with FMG LLC
EQ/GAMCO Small Company Value Portfolio	Sub-Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital and First International Advisors

EQ/High Yield Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with The Dreyfus Corporation

EQ/Morgan Stanley Mid Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Morgan Stanley

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio	Management Agreement with FMG LLC
EQ/PIMCO Ultra Short Bond Portfolio	Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Wells Fargo Omega Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Wells Capital

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge Investments, LLC

Sub-Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

Sub-Advisory Agreement with T. Rowe

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock Financial Management, Inc.

Sub-Advisory Agreement with DoubleLine

Sub-Advisory Agreement with PIMCO

Sub-Advisory Agreement with SSGA

Multimanager Mid Cap Growth Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Franklin Advisers

Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Diamond Hill Sub-Advisory Agreement with Lord Abbett

Multimanager Technology Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with SSGA Sub-Advisory Agreement with Wellington

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee, and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Manager and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall out” benefits that may accrue to the Manager, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that the Manager or its affiliates would be unable to generate but for the existence of the Portfolios). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board (including its various committees) throughout the year at regular and special meetings,

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as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services and support provided by the Manager, the relevant Sub-Adviser(s) and their respective affiliates. In addition, the two sub-groups of the Board’s Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, met individually and engaged in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent organization, regarding expenses of each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Broadridge report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Broadridge to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee and expense data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Manager agreed to implement revised fee rates and/or breakpoints in the management and/or administrative fee schedules for certain of the Portfolios and implement new or lower voluntary expense limitations for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets

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among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for the Portfolios that employ that strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Manager and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser has provided the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities. The Board also considered that the Manager has assumed significant entrepreneurial risk in sponsoring new Portfolios and that the Manager also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Manager’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding the Manager’s ongoing risk management activities.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Manager, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Manager or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Manager’s and each Sub-Adviser’s trading experience and received information regarding how the Manager and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s and each Sub-Adviser’s compliance programs, policies and procedures, and compliance matters involving the Manager and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and the Sub-Advisers and reviewed information regarding the Manager’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its

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affiliates had continued or undertaken initiatives, including in response to investor behavior, intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other significant developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Manager and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Manager and various service providers on various topics impacting all mutual funds, including valuation; fixed-income market liquidity and potential volatility; cybersecurity; and trends in the Securities and Exchange Commission’s priorities. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Manager.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Manager and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”), and/or a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered Appendix A, which includes certain information provided to the Board regarding each Portfolio’s performance relative to a benchmark, a peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2016. The Board noted that this information supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge remained a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or March to March) can impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Fund-of-Funds Portfolios

With respect to the performance of the All Asset Allocation Portfolios, the Strategic Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (“ETFs”) (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

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The Board further considered that the underlying portfolios in which each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by certain of the underlying portfolios in which a Portfolio invests.

The Board also noted that each of the All Asset Aggressive-Alt 50, All Asset Aggressive-Alt 75, EQ/Energy ETF and EQ/Low Volatility Global ETF Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses an indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Manager generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager

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also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the AXA Natural Resources and AXA Real Estate Portfolios, the Board considered that each Portfolio uses an indexing strategy and may invest in other instruments, such as ETFs, to seek to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the EQ/Calvert Socially Responsible Portfolio, the Board considered that the Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark.

In evaluating the performance of the EQ/Calvert Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer groups in which the Portfolio was placed for comparison purposes include a wider range of fund types, including actively managed funds. The Board also noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011 and, therefore, the Board focused on the Portfolio’s performance results since the conversion. The Board also considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the AXA Natural Resources, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that the Portfolios had implemented a passive management strategy in January 2015, December 2008, January 2009, January 2009, February 2011, December 2008, December 2008 and December 2008, respectively. Therefore, in each of these cases, the Board focused on the Portfolio’s performance results since the date of implementation. The Board also considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolios. The Board also took into account that the peer groups in which the AXA Natural Resources and EQ/Intermediate Government Bond Portfolios were placed for comparison purposes include actively managed funds.

In evaluating the performance of the AXA Real Estate Portfolio, the Board also noted that the Portfolio had implemented a passive management strategy in February 2016 and considered this fact in its review of the Portfolio’s performance. The Board also took into account that the peer group in which the AXA Real Estate Portfolio was placed for comparison purposes includes actively managed funds.

The Board and the Manager discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the

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correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Manager’s and the relevant Sub-Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Manager and the relevant Sub-Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Sub-Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in ETFs.

The Board also noted that the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios had added the PLUS investment strategy in May 2007, February 2011, May 2007, May 2007, December 2008, May 2007, May 2009 and December 2008, respectively, and considered this fact in its review of those Portfolios’ performance. The Board further considered that the PLUS investment strategy had been added to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

The Board also considered that, in connection with the PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio), the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers an equity Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board also noted that the EQ/Emerging Markets Equity PLUS Portfolio had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Sub-Advisers or portfolio

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managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the EQ/Convertible Securities and EQ/High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Pacific Global Small Cap Value and AXA/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies.

The Board also noted that each of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of those Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been added to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that, in connection with the PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each of these Portfolios, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board also noted that each of the AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Pacific Global Small Cap Value and EQ/Convertible Securities Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board

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and the Manager also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by a Sub-Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust (the “VIP Trust”), an affiliated investment company of the Trust managed by the Manager, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the periods ended March 31, 2016, for each Portfolio included the performance of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Manager, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Manager had discontinued the use of these techniques in its management of the predecessor series, and the Manager was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the three-, five- and ten-year periods and since inception periods ended March 31, 2016, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios may have been different if the Portfolio had historically been managed using its current investment strategies and policies.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s

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performance, including any applicable changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Sub-Adviser’s continued management of the Portfolio.

Actively-Managed, Single Sub-Adviser Portfolios

With respect to the performance of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, AXA/DoubleLine Opportunistic Core Plus Bond, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Loomis Sayles Growth, AXA SmartBeta Equity, EQ/BlackRock Basic Value Equity, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/MFS International Growth, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/UBS Growth and Income and EQ/Wells Fargo Omega Growth Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

In evaluating the performance of the AXA/Loomis Sayles Growth Portfolio, the Board also considered that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/GAMCO Mergers and Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero. The Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016.

In evaluating the performance of the EQ/PIMCO Ultra Short Bond Portfolio, the Board also considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Morgan Stanley Mid Cap Growth and the EQ/Wells Omega Growth Portfolios, the Board considered that it had instructed the Manager to monitor these Portfolios and the relevant Sub-Advisers especially closely.

The Board also noted that each of the AXA/AB Dynamic Growth, AXA/AB Short Duration Government Bond, AXA/DoubleLine Opportunistic Core Plus Bond, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA SmartBeta Equity Portfolios had only a short operating history on which to evaluate performance.

The Board and the Manager discussed the performance of each actively-managed, single Sub-Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Sub-Adviser had taken to address a Portfolio’s performance, including any applicable changes to the Sub-Adviser or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of

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the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Sub-Adviser regarding the performance of each actively-managed, single Sub-Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses. The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees, expense components, and expense ratios of each Portfolio compared with those of peer funds selected by Broadridge as constituting the Portfolio’s appropriate expense group. Broadridge provided information on each Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within the Portfolio’s expense group assuming the other funds were similar in size to the Portfolio, as well as each Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Broadridge management fee analysis included within such fee the separate administrative fees paid to the Manager, in its capacity as administrator for the Portfolios. The Broadridge management fee analysis also provided comparative fee information net of administrative fees. The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2015, and total expense ratios (both including and excluding fees and expenses of underlying portfolios, as applicable) were shown for Class IA, Class IB and Class K shares, as applicable, of each Portfolio. The Board also considered supplemental comparative expense information that it had requested from the Manager for certain Portfolios.

The contractual management fees discussed below include within such fees the separate administrative fees paid to the Manager. Where contractual management fee comparisons were provided for Class IA and/or Class IB shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual management fees discussed below reflect the comparisons for only Class IA and/or Class IB shares of that Portfolio. Except as otherwise indicated, the total expense ratios for Class IA, Class IB and Class K shares, as applicable, of a Portfolio discussed below exclude the fees and expenses of underlying portfolios in which that Portfolio may invest.

The Board factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations and recognizing that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Broadridge remained a useful measure of comparative fees and expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for each of the All Asset Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility, EQ/Energy ETF, and EQ/Low

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Volatility Global ETF Portfolios was below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB and Class K (as applicable) shares of each of these Portfolios (except the EQ/Low Volatility Global ETF Portfolio) were at or below the medians for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratio for the Class K shares of the EQ/Low Volatility Global ETF Portfolio was within five basis points of the median total expense ratio for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was at (in the case of each of the AXA Aggressive Strategy and AXA Growth Strategy Portfolios) or above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios were at (in the case of the AXA Aggressive Strategy Portfolio) or above the median for the Portfolio’s respective peer group.

The Board further considered that the management fee rate schedule for each of the EQ/Energy ETF and EQ/Low Volatility Global ETF Portfolios and the administrative fee rate schedule for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the All Asset Growth-Alt 20, AXA Aggressive Strategy, AXA Balanced Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective September 1, 2016, to implement breakpoints in the Strategic Allocation Portfolios’ management fee rate that would lower these Portfolios’ management fees at current or higher asset levels; (ii) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedules that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of all fund-of-funds series of the VIP Trust with the assets of the All Asset Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, and the Strategic Allocation Portfolios for purposes of calculating these Portfolios’ asset-based administrative fee; and (iii) the Manager had agreed, effective September 1, 2016, to implement new, voluntary expense limitations with respect to each of the All Asset Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio that include the fees and expenses of the underlying portfolios in which the Portfolio invests. In this regard, the Board noted that each of these Portfolios’ existing expense limitations exclude the fees and expenses of the underlying portfolios in which the Portfolio invests. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Manager.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each of the ATM International Managed Volatility and AXA International Managed Volatility Portfolios was below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios and Class K shares of each of these Portfolios were below the medians for the Portfolio’s respective peer group.

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The Board considered that the contractual management fee for each of the AXA 400 Managed Volatility, AXA 500 Managed Volatility, and AXA 2000 Managed Volatility Portfolios was at or below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the AXA 400 Managed Volatility Portfolio) was at or below the median for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratio for the Class IB shares of the AXA 400 Managed Volatility Portfolio was within five basis points of the median total expense ratio for the Portfolio’s peer group. The Board also considered that the total expense ratio for the Class K shares of each of these Portfolios was above the median for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for each of the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, and ATM Small Cap Managed Volatility Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratio for the Class K shares of each of these Portfolios was above the median for the Portfolio’s respective peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedule that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of additional Portfolios of the Trust with the assets of the Portfolios for purposes of calculating the Portfolios’ asset-based administrative fee; and (ii) the Manager had agreed, effective September 1, 2016, to implement lower, voluntary expense limitations with respect to each Portfolio. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the AXA Natural Resources and AXA Real Estate Portfolios was below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IB and Class K shares of each of these Portfolios were below the medians for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for each of the EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K (as applicable) shares of each of these Portfolios (except the Class K shares of each of the EQ/Large Cap Growth Index and EQ/Large Cap Value Index Portfolios) were at or below the medians for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratio for the Class K shares of each of the EQ/Large Cap Growth Index and EQ/Large Cap Value Index Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for the EQ/International Equity Index Portfolio was above (but within five basis points of) the median for the Portfolio’s peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s peer group.

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The Board considered that the contractual management fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index and EQ/Mid Cap Index Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of each of these Portfolios were above the medians for the Portfolio’s respective peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each of the AXA Natural Resources, AXA Real Estate, EQ/Calvert Socially Responsible and EQ/Core Bond Index Portfolios, the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA Natural Resources and AXA Real Estate Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective September 1, 2016, to implement revised fee rates in each Portfolio’s management fee rate schedule that would lower the Portfolio’s management fee at current or higher asset levels; and (ii) the Manager had agreed, effective October 1, 2016, to implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedule that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to the Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility and EQ/Emerging Markets Equity PLUS Portfolios was below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios and the Class K shares of each of these Portfolios (except the AXA Mid Cap Value Managed Volatility Portfolio) were below the median for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratio for the Class K shares of the AXA Mid Cap Value Managed Volatility Portfolio was within five basis points of the median total expense ratio for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios were above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratio for the Class K shares of the EQ/Global Bond PLUS Portfolio was above (but within five basis points of), and for the Class K shares of the EQ/Quality Bond PLUS Portfolio was at, the median for the Portfolio’s respective peer group.

The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition,

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the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/Emerging Markets Equity PLUS Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedule that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of additional Portfolios of the Trust with the assets of the Portfolios for purposes of calculating the Portfolios’ asset-based administrative fee; and (ii) the Manager had agreed, effective September 1, 2016, to implement lower, voluntary expense limitations with respect to each Portfolio (except the EQ/Quality Bond PLUS Portfolio). The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for the EQ/Convertible Securities Portfolio was below the median for the Portfolio’s peer group. The Board also considered that the total expense ratios for the Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s peer group.

The Board considered that the contractual management fee for the AXA/Pacific Global Small Cap Value Portfolio was above (but within five basis points of) the median for the Portfolio’s peer group. The Board also considered that the total expense ratios for the Class IB and Class K shares of the Portfolio were above (but, for Class K shares, within five basis points of) the medians for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the AXA/Templeton Global Equity Managed Volatility and AXA Global Equity Managed Volatility Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of each of these Portfolios were at or below the medians for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for each of the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility and EQ/High Yield Bond Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth and EQ/High Yield Bond Portfolios) were at or below the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratio for the Class K shares of each of these Portfolios was above (but, for the AXA/Morgan Stanley Small Cap Growth Portfolio, within five basis points of) the median for the Portfolio’s respective peer group.

The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the AXA Global Equity Managed Volatility Portfolio), the

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Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Pacific Global Small Cap Value and EQ/Convertible Securities Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedule that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of additional Portfolios of the Trust with the assets of the Portfolios for purposes of calculating the Portfolios’ asset-based administrative fee; (ii) the Manager had agreed, effective September 1, 2016, to implement lower, voluntary expense limitations with respect to the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Horizon Small Cap Value, AXA/Lord Abbett Micro Cap, AXA/Morgan Stanley Small Cap Growth, AXA/Mutual Large Cap Equity Managed Volatility, AXA/Pacific Global Small Cap Value, AXA/Templeton Global Equity Managed Volatility and EQ/High Yield Bond Portfolios; and (iii) the Manager had agreed, effective September 1, 2016, to implement a new, voluntary expense limitation for the AXA Global Equity Managed Volatility Portfolio. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Sub-Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for the Multimanager Aggressive Equity Portfolio was below the median for the Portfolio’s peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were above (but within five basis points of), and for the Class K shares of the Portfolio were below, the medians for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of each of these Portfolios were above (but, for the Class IA and Class IB shares of the Multimanager Technology Portfolio and the Class K shares of the Multimanager Mid Cap Growth Portfolio, within five basis points of) the medians for the Portfolio’s respective peer group. The Board also noted that the total expense ratios for the Class IA, Class IB and Class K shares of the Multimanager Technology Portfolio included the fees and expenses of ETFs in which the Portfolio invests.

The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was lower than the Portfolio’s contractual management fee.

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The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedule that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of additional Portfolios of the Trust with the assets of the Portfolios for purposes of calculating the Portfolios’ asset-based administrative fee; and (ii) the Manager had agreed, effective September 1, 2016, to implement lower, voluntary expense limitations with respect to each Portfolio (except the Multimanager Technology Portfolio). The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to each Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios and accounts advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Manager’s management fee is fair and reasonable.

Actively-Managed, Single Sub-Adviser Portfolios

The Board considered that the contractual management fee for the AXA/AB Small Cap Growth Portfolio was below the median for the Portfolio’s peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were below the medians for the Portfolio’s peer group.

The Board considered that the contractual management fee for each of the AXA/AB Dynamic Growth, AXA/AB Short Duration Government Bond, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities and EQ/Wells Fargo Omega Growth Portfolios was above (but within five basis points of) the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB and Class K (as applicable) shares of each of the AXA/AB Dynamic Growth, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research and EQ/GAMCO Small Company Value Portfolios were at or below the medians for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable), Class IB and Class K shares of each of the AXA/AB Short Duration Government Bond, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities and EQ/Wells Fargo Omega Growth Portfolios were at or above the medians for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/Invesco Comstock and EQ/JPMorgan Value Opportunities Portfolios and the Class K shares of each of the AXA/AB Short Duration Government Bond and EQ/Wells Fargo Omega Growth Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective peer group.

The Board considered that the contractual management fee for each of the AXA/AB Dynamic Moderate Growth, AXA/DoubleLine Opportunistic Core Plus Bond, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Loomis Sayles Growth, AXA SmartBeta Equity, EQ/Boston Advisors Equity Income, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the AXA/Invesco Strategic Allocation and EQ/GAMCO Mergers and Acquisitions Portfolio) were at (in the case of the AXA/AB Dynamic Moderate Growth Portfolio) or above the median for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the EQ/Boston Advisors Equity Income Portfolio were within five basis points of the median total expense ratio for the Portfolio’s peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each of these Portfolios (except the AXA/Invesco Strategic Allocation Portfolio) was above the median for the Portfolio’s respective peer group. The Board noted, however, that the total expense ratio for the Class K shares of the EQ/Boston Advisors Equity Income Portfolio was within five basis points of the median total expense ratio for the Portfolio’s peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above

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certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the AXA/AB Small Cap Growth, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value and EQ/Money Market Portfolios), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA/AB Dynamic Growth, AXA/DoubleLine Opportunistic Core Plus Bond, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Loomis Sayles Growth, AXA SmartBeta Equity, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered that, after extensive discussions and negotiations with the Manager: (i) the Manager had agreed, effective October 1, 2016, to (a) implement revised fee rates and breakpoints in the Portfolios’ administrative fee rate schedules that are expected to lower certain Portfolios’ administrative fees at current or higher asset levels, and (b) aggregate the assets of additional Portfolios of the Trust with the assets of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Small Cap Growth, AXA/Goldman Sachs Strategic Allocation, and AXA/Invesco Strategic Allocation Portfolios for purposes of calculating these Portfolios’ asset-based administrative fee; (ii) the Manager had agreed, effective September 1, 2016, to implement lower, voluntary expense limitations with respect to the AXA/AB Short Duration Government Bond, AXA/DoubleLine Opportunistic Core Plus Bond, AXA/Loomis Sayles Growth, AXA SmartBeta Equity, EQ/MFS International Growth, EQ/Oppenheimer Global, EQ/T. Rowe Price Growth Stock Portfolios; and (iii) the Manager had agreed, effective September 1, 2016, to implement new, voluntary expense limitations for the AXA/AB Small Cap Growth and EQ/GAMCO Small Company Value Portfolios. The Board also noted that the revisions to the Portfolios’ administrative fee rate schedules are expected to reduce the likelihood that a Portfolio’s administrative fees would increase in the future if Portfolio assets decline over time.

The Board also considered the sub-advisory fee paid to the Sub-Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Sub-Adviser Portfolio, that the Manager’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2015, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology (which includes the expenses attributable to the services that AXA Equitable Life Insurance Company provides to support the Manager in its role as investment manager and administrator for the Portfolios) was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements

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resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also noted that the Board and the Manager generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Manager by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Manager believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Manager advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Manager’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Manager and reflect levels of profitability acceptable to the Manager and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Manager and not the Portfolio. The Board also noted that, with respect to AllianceBernstein, AXA IM and AXA Rosenberg, which are affiliates of the Manager, the Manager provides additional information regarding these entities’ impact on the Manager’s profitability.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for all Portfolios other than the Strategic Allocation Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2016, to implement breakpoints in the management fee rate for the Strategic Allocation Portfolios and revised fee rates in the management fee rate schedules for the passive Portfolios, as noted above. The Board also noted that the administrative fee rate schedules for all Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels and also aggregate the assets managed by the Manager in a Portfolio and in certain other Portfolios. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2016, to implement revisions to the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also noted that the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2016, to implement new or lower, voluntary expense limitations for certain Portfolios, as noted above. In addition, the Board considered that the Manager shares any realized economies of scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares any realized economies of scale

1546

with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. In this regard, the Board also noted that it had recently approved, and the Manager had implemented in April 2016, a new securities lending program for the Trust and considered information about the operation of the program since its inception. In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other Portfolios for which the Manager serves as investment manager and the Sub-Adviser serves as investment sub-adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that would reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Manager and not to investors. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out Benefits. The Board also considered the extent to which fall-out benefits may accrue to the Manager and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Manager, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolios, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Manager and advised by Sub-Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Manager are fair and reasonable.

The Board also considered possible fall-out benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Manager and receive sub-advisory fees with respect to those funds. The Board also recognized that the Sub-Advisers and

1547

their affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that the Sub-Advisers and their affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Manager or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Manager. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Sub-Adviser are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2016, supplemented other performance information (which includes performance based on rolling time periods) provided to the Board in connection with the annual renewal process and throughout the year.

EQ Advisors Trust Monthly Investment

Performance Summary

For the period ended March 31, 2016

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Large Cap Value
AXA Large Cap Value Managed Volatility - A	05/18/2001	(2.44)	8.98	8.51	3.20	4.45
AXA Large Cap Value Managed Volatility - B	01/01/1998	(2.38)	9.00	8.45	3.03	4.84
AXA Large Cap Value Managed Volatility - K	08/25/2011	(2.18)	9.26			13.34

Lipper Large-Cap Value Funds		(4.00)	8.46	8.83	5.12	5.61

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	6.53
Volatility Managed Index - Large Cap Value		1.53	11.13	10.44	8.32	N/A
EQ/BlackRock Basic Value Equity - A	10/02/2002	(7.79)	8.61	8.16	5.51	8.68
EQ/BlackRock Basic Value Equity - B	05/01/1997	(7.81)	8.59	8.11	5.36	7.71
EQ/BlackRock Basic Value Equity - K	08/25/2011	(7.55)	8.88			13.33

Lipper Large-Cap Value Funds		(4.00)	8.46	8.83	5.12	6.39

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	7.64
EQ/Boston Advisors Equity Income - A	12/13/2004	(2.60)	7.77	9.09	5.07	5.75
EQ/Boston Advisors Equity Income - B	12/01/1998	(2.59)	7.75	9.01	4.92	5.09
EQ/Boston Advisors Equity Income - K	08/25/2011	(2.35)	7.99			13.65

Lipper Equity Income Funds		(1.81)	7.69	8.74	5.50	5.92

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	6.19
EQ/Invesco Comstock - A	04/29/2005	(7.83)	6.70	8.23	5.03	5.38
EQ/Invesco Comstock - B	04/29/2005	(7.83)	6.69	8.19	4.87	5.22
EQ/Invesco Comstock - K	10/28/2013	(7.55)				2.90

Lipper Large-Cap Value Funds		(4.00)	8.46	8.83	5.12	6.06

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	6.61

1548

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/JPMorgan Value Opportunities - A	10/02/2002	(0.67)	11.23	10.13	5.83	8.30
EQ/JPMorgan Value Opportunities - B	05/01/1997	(0.67)	11.23	10.09	5.67	5.50
EQ/JPMorgan Value Opportunities - K	11/30/2011	(0.42)	11.53			14.76

Lipper Large-Cap Value Funds		(4.00)	8.46	8.83	5.12	6.39

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	7.64
EQ/Large Cap Value Index - A	10/03/2005	(2.17)	8.63	9.51	0.00	0.52
EQ/Large Cap Value Index - B	10/03/2005	(2.06)	8.65	9.48	(0.14)	0.38
EQ/Large Cap Value Index - K	08/25/2011	(3.20)	8.77			14.33

Lipper Large-Cap Value Funds		(4.00)	8.46	8.83	5.12	5.64

Russell 1000 Value Index		(1.54)	9.38	10.25	5.72	6.16

Large Cap Blend
AXA Large Cap Core Managed Volatility - A	03/25/2002	(0.73)	10.12	9.06	5.40	5.28
AXA Large Cap Core Managed Volatility - B	01/01/1999	(0.73)	10.12	9.01	5.23	3.47
AXA Large Cap Core Managed Volatility - K	08/25/2011	(0.58)	10.40			13.61

Lipper Large-Cap Core Funds		(0.92)	10.23	9.87	6.11	4.70

S&P 500 Index		1.78	11.82	11.58	7.01	5.00
Volatility Managed Index - Large Cap Core		3.23	12.35	11.10	8.96	N/A
AXA/Mutual Large Cap Equity Managed Volatility - A	09/15/2006	(3.09)	8.20	7.72		4.06
AXA/Mutual Large Cap Equity Managed Volatility - B	09/15/2006	(3.17)	8.21	7.68		3.92
AXA/Mutual Large Cap Equity Managed Volatility - K	08/25/2011	(2.84)	8.50			11.92

Lipper Large-Cap Core Funds		(0.92)	10.23	9.87		6.05

S&P 500 Index		1.78	11.82	11.58		7.04
Volatility Managed Index - Large Cap Core		3.23	12.35	11.10		N/A
EQ/Capital Guardian Research - A	03/25/2002	(3.75)	10.26	11.21	6.25	6.00
EQ/Capital Guardian Research - B	05/01/1999	(3.70)	10.27	11.17	6.09	5.42
EQ/Capital Guardian Research - K	10/30/2013	(3.51)				6.91

Lipper Multi-Cap Growth Funds		(5.10)	10.23	9.44	6.57	4.02

S&P 500 Index		1.78	11.82	11.58	7.01	4.56
EQ/Common Stock Index - A	01/13/1976	(0.84)	10.49	10.41	4.76	10.88
EQ/Common Stock Index - B	10/02/1996	(0.84)	10.50	10.36	4.61	6.49

Lipper Multi-Cap Core Funds		(4.10)	8.55	8.57	5.91	10.87

Russell 3000 Index		(0.34)	11.15	11.01	6.90	N/A
EQ/Equity 500 Index - A	03/01/1994	1.15	11.11	10.92	6.53	8.62
EQ/Equity 500 Index - B	05/01/1997	1.18	11.11	10.88	6.38	6.47
EQ/Equity 500 Index - K	08/25/2011	1.36	11.37			15.31

Lipper S&P 500 Index Funds		1.33	11.36	11.13	6.65	8.76

S&P 500 Index		1.78	11.82	11.58	7.01	9.08
EQ/UBS Growth and Income - B	12/01/1998	(7.04)	9.85	9.35	5.00	4.54

Lipper Multi-Cap Core Funds		(4.10)	8.55	8.57	5.91	6.56

Russell 1000 Index		0.50	11.52	11.35	7.06	5.58

1549

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Large Cap Growth
AXA Large Cap Growth Managed Volatility - A	11/28/1998	0.09	12.21	10.09	6.79	4.90
AXA Large Cap Growth Managed Volatility - B	05/01/1997	0.08	12.22	9.99	6.63	6.39
AXA Large Cap Growth Managed Volatility - K	08/25/2011	0.31	12.49			14.38

Lipper Large-Cap Growth Funds		(1.13)	12.18	10.40	6.95	6.95

Russell 1000 Growth Index		2.52	13.61	12.38	8.28	6.56
Volatility Managed Index - Large Cap Growth		3.60	13.26	11.51	9.63	N/A
AXA/Loomis Sayles Growth - A	12/13/2004	5.14	11.19	11.03	7.88	7.79
AXA/Loomis Sayles Growth - B	12/01/1998	5.11	11.19	11.00	7.72	4.78
AXA/Loomis Sayles Growth - K	02/06/2015	5.57				8.69

Lipper Large-Cap Growth Funds		(1.13)	12.18	10.40	6.95	5.46

Russell 3000 Growth Index		1.34	13.16	12.00	8.09	4.53
EQ/Calvert Socially Responsible - A	10/02/2002	(0.90)	11.63	11.20	5.12	7.44
EQ/Calvert Socially Responsible - B	09/01/1999	(0.90)	11.62	11.17	4.98	2.96

Lipper Multi-Cap Core Funds		(4.10)	8.55	8.57	5.91	6.32
Calvert U.S. Large Cap Core Responsible Index		0.02	12.75	12.40	7.16	N/A
Russell 1000 Growth Index		2.52	13.61	12.38	8.28	3.59
EQ/Large Cap Growth Index - A	05/01/1999	1.79	12.80	11.69	7.84	3.16
EQ/Large Cap Growth Index - B	05/01/1999	1.72	12.76	11.62	7.68	2.96
EQ/Large Cap Growth Index - K	08/25/2011	2.05	13.05			15.88

Lipper Large-Cap Growth Funds		(1.13)	12.18	10.40	6.95	4.42

Russell 1000 Growth Index		2.52	13.61	12.38	8.28	3.69
EQ/T. Rowe Price Growth Stock - A	05/16/2007	(1.47)	13.30	11.71		6.67
EQ/T. Rowe Price Growth Stock - B	08/01/1988	(1.48)	13.30	11.66	6.19	8.82
EQ/T. Rowe Price Growth Stock - K	11/30/2011	(1.22)	13.59			15.44

Lipper Large-Cap Growth Funds		(1.13)	12.18	10.40	6.95	9.46

Russell 1000 Growth Index		2.52	13.61	12.38	8.28	9.80
EQ/Wells Fargo Omega Growth - A	10/02/2002	(6.83)	8.37	7.87	7.85	9.78
EQ/Wells Fargo Omega Growth - B	01/01/1999	(6.83)	8.36	7.82	7.69	4.31
EQ/Wells Fargo Omega Growth - K	08/28/2012	(6.53)	8.63			10.48

Lipper Multi-Cap Growth Funds		(5.10)	10.23	9.44	6.57	4.33

Russell 3000 Growth Index		1.34	13.16	12.00	8.09	4.12
Multimanager Aggressive Equity - A	01/27/1986	(2.66)	11.96	9.21	4.74	8.87
Multimanager Aggressive Equity - B	10/02/1996	(2.67)	11.95	9.15	4.58	2.80
Multimanager Aggressive Equity - K	08/25/2011	(2.70)	12.14			14.01

Lipper Multi-Cap Growth Funds		(5.10)	10.23	9.44	6.57	9.37

Russell 3000 Growth Index		1.34	13.16	12.00	8.09	9.64

Small/Mid Cap Value
AXA Mid Cap Value Managed Volatility - A	11/24/1998	(4.16)	8.95	8.02	5.26	6.71
AXA Mid Cap Value Managed Volatility - B	05/01/1997	(4.20)	8.94	7.96	5.08	6.18
AXA Mid Cap Value Managed Volatility - K	11/30/2011	(3.98)	9.23			14.03

Lipper Mid-Cap Value Funds		(4.86)	8.71	8.66	5.78	8.66

Russell Midcap Value Index		(3.39)	9.88	10.52	7.23	10.13
Volatility Managed Index - Mid Cap Value		(1.80)	9.96	8.91	9.03	N/A

1550

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA/Franklin Small Cap Value Managed Volatility - A	09/15/2006	(7.05)	6.08	5.53		4.30
AXA/Franklin Small Cap Value Managed Volatility - B	09/15/2006	(7.04)	6.10	5.49		4.17
AXA/Franklin Small Cap Value Managed Volatility - K	08/25/2011	(6.81)	6.37			11.94
Lipper Small-Cap Core Funds		(8.02)	7.17	7.33		6.08
Russell 2500 Value Index		(5.20)	7.15	8.33		6.10
Volatility Managed Index - Small Cap Value		(6.35)	7.33	6.88		N/A
AXA/Horizon Small Cap Value - B	04/18/2014	(10.77)				(3.75)
AXA/Horizon Small Cap Value - K	04/18/2014	(10.54)				(3.53)
Lipper Small-Cap Core Funds		(8.02)				0.81
Russell 2000 Value Index		(7.72)				(0.99)
AXA/Pacific Global Small Cap Value - B	04/18/2014	(16.28)				(13.02)
AXA/Pacific Global Small Cap Value - K	04/18/2014	(16.07)				(12.84)
Lipper Small-Cap Value Funds		(5.69)				0.12
Russell 2000 Value Index		(7.72)				(0.99)
EQ/GAMCO Small Company Value - A	07/13/2007	(5.32)	7.91	8.28		7.96
EQ/GAMCO Small Company Value - B	08/01/1988	(5.33)	7.90	8.24	9.40	12.53
EQ/GAMCO Small Company Value - K	08/25/2011	(5.11)	8.17			13.98

Lipper Small-Cap Core Funds		(8.02)	7.17	7.33	5.26	8.50

Russell 2000 Value Index		(7.72)	5.73	6.67	4.42	10.23
Multimanager Mid Cap Value - A	12/31/2001	(6.89)	6.54	5.14	5.37	6.38
Multimanager Mid Cap Value - B	12/31/2001	(6.84)	6.55	5.10	5.21	6.19
Multimanager Mid Cap Value - K	08/25/2011	(6.64)	6.83			10.81

Lipper Mid-Cap Value Funds		(4.86)	8.71	8.66	5.78	7.28

Russell 2500 Value Index		(5.20)	7.15	8.33	5.80	8.79

Small/Mid Cap Blend
AXA/Lord Abbett Micro Cap - B	04/18/2014	(18.91)				(4.34)
AXA/Lord Abbett Micro Cap - K	04/18/2014	(18.94)				(4.23)
Lipper Small-Cap Growth Funds		(11.76)				0.96
Russell Microcap Index		(13.05)				(2.90)
EQ/Mid Cap Index - A	03/25/2002	(4.20)	8.71	8.82	4.84	7.08
EQ/Mid Cap Index - B	09/01/2000	(4.27)	8.70	8.76	4.67	5.15
EQ/Mid Cap Index - K	08/25/2011	(4.02)	8.95			14.52

Lipper Mid-Cap Core Funds		(5.74)	8.55	8.48	6.53	7.79

S&P MidCap 400 Index		(3.60)	9.46	9.52	7.78	7.86
EQ/Small Company Index - A	03/25/2002	(9.79)	6.59	6.93	4.95	7.02
EQ/Small Company Index - B	01/01/1998	(9.80)	6.59	6.89	4.79	6.19
EQ/Small Company Index - K	08/25/2011	(9.62)	6.86			12.99

Lipper Small-Cap Core Funds		(8.02)	7.17	7.33	5.26	7.17

Russell 2000 Index		(9.76)	6.84	7.20	5.26	6.65

Small/Mid Cap Growth
AXA/AB Small Cap Growth - A	05/01/1997	(10.44)	6.49	6.90	5.80	7.43
AXA/AB Small Cap Growth - B	05/01/1997	(10.44)	6.48	6.86	5.65	7.22
AXA/AB Small Cap Growth - K	08/25/2011	(10.19)	6.78			13.14

Lipper Small-Cap Growth Funds		(11.76)	6.79	7.02	5.67	7.53

Russell 2000 Growth Index		(11.84)	7.91	7.70	6.00	6.44

1551

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA/Morgan Stanley Small Cap Growth - B	04/18/2014	(14.08)				(3.58)
AXA/Morgan Stanley Small Cap Growth - K	04/18/2014	(14.05)				(3.47)
Lipper Small-Cap Growth Funds		(11.76)				0.96
Russell 2000 Growth Index		(11.84)				1.55
EQ/Morgan Stanley Mid Cap Growth - A	04/29/2005	(15.85)	2.89	2.10	5.03	7.59
EQ/Morgan Stanley Mid Cap Growth - B	04/29/2005	(15.83)	2.88	2.06	4.88	7.43
EQ/Morgan Stanley Mid Cap Growth - K	11/30/2011	(15.63)	3.15			5.43

Lipper Multi-Cap Growth Funds		(5.10)	10.23	9.44	6.57	8.15

Russell Midcap Growth Index		(4.75)	10.99	9.99	7.43	9.21
Multimanager Mid Cap Growth - A	12/31/2001	(11.47)	7.13	6.04	5.16	5.00
Multimanager Mid Cap Growth - B	12/31/2001	(11.39)	7.16	6.01	5.03	4.83
Multimanager Mid Cap Growth - K	08/25/2011	(11.14)	7.45			11.91

Lipper Mid-Cap Growth Funds		(8.28)	8.69	7.65	6.31	6.52

Russell 2500 Growth Index		(9.57)	9.25	8.77	7.00	7.57

Specialty
AXA Natural Resources - B	02/08/2013	(16.47)	(9.35)			(9.86)
AXA Natural Resources - K	02/08/2013	(16.36)	(9.16)			(9.65)
Lipper Natural Resources Funds		(18.99)	(9.98)			(9.28)
MSCI World Commodity Producers (Net) Index		(16.17)	(8.88)			(9.61)
AXA Real Estate - B	02/08/2013	(0.70)	4.51			5.64
AXA Real Estate - K	02/08/2013	(0.42)	4.77			5.90
Lipper Global Real Estate Funds		(0.39)	5.22			5.90
FTSE EPRA/NAREIT Developed Index		1.27	6.29			7.12
EQ/Convertible Securities - B	10/28/2013	(7.08)				2.33
EQ/Convertible Securities - K	10/28/2013	(6.76)				2.59
Lipper Specialty/Miscellaneous Funds		0.94				5.39
BofA Merrill Lynch All U.S. Convertibles Index		(7.30)				3.39
EQ/Energy ETF - B	10/28/2013	(22.58)				(15.99)
EQ/Energy ETF - K	10/28/2013	(22.26)				(15.75)
Lipper Natural Resources Funds		(18.99)				(14.24)
Energy Select Sector Index		(17.55)				(10.65)
S&P 500 Index		1.78				8.95
EQ/GAMCO Mergers and Acquisitions - A	06/08/2007	2.30	4.61	4.06		3.52
EQ/GAMCO Mergers and Acquisitions - B	05/01/2003	2.31	4.60	4.03	4.46	5.34
EQ/GAMCO Mergers and Acquisitions - K	08/25/2011	2.60	4.86			5.37

Lipper Specialty/Miscellaneous Funds		0.94	7.88	7.37	5.59	7.53

S&P 500 Index		1.78	11.82	11.58	7.01	8.68

S&P Long Only Merger Arbitrage Index		5.85	4.13	3.37	5.09	N/A
Multimanager Technology - A	12/31/2001	3.41	15.06	10.68	7.59	6.26
Multimanager Technology - B	12/31/2001	3.46	15.05	10.64	7.44	6.08
Multimanager Technology - K	08/28/2012	3.72	15.33			14.16

Lipper Science & Technology Funds		1.90	13.67	9.99	7.62	5.47

S&P North American Technology Sector Index		8.79	16.65	13.41	9.54	6.68

Russell 1000 Index		0.50	11.52	11.35	7.06	6.61

1552

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
International/Global Stocks
AXA Global Equity Managed Volatility - A	10/02/2002	(5.91)	4.11	3.43	4.22	12.39
AXA Global Equity Managed Volatility - B	08/20/1997	(5.93)	4.10	3.37	4.07	5.38
AXA Global Equity Managed Volatility - K	08/25/2011	(5.73)	4.35			7.20

Lipper Global Multi-Cap Core Funds		(4.78)	6.04	5.82	3.99	4.86

MSCI ACWI (Net) Index		(4.34)	5.54	5.22	4.08	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86	1.42	N/A
Volatility Managed Index - Global Blend		(2.61)	7.25	6.61	6.05	N/A
Volatility Managed Index - Global Proxy Blend		(2.42)	7.60	6.64	N/A	N/A
AXA International Core Managed Volatility - A	03/25/2002	(10.23)	(0.23)	(1.00)	0.50	3.91
AXA International Core Managed Volatility - B	05/01/1999	(10.22)	(0.22)	(1.05)	0.36	2.45
AXA International Core Managed Volatility - K	08/25/2011	(9.92)	0.06			2.91

Lipper International Large-Cap Growth Funds		(6.66)	2.47	2.98	2.99	4.33

MSCI EAFE Index		(8.27)	2.23	2.29	1.80	3.14
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86	1.42	N/A
Volatility Managed Index - International		(8.21)	2.22	2.14	3.07	N/A
Volatility Managed Index - International Proxy		(7.84)	2.88	2.20	N/A	N/A
AXA International Value Managed Volatility - A	03/25/2002	(9.50)	1.02	0.14	0.37	3.68
AXA International Value Managed Volatility - B	05/01/1997	(9.50)	1.00	0.09	0.22	4.62
AXA International Value Managed Volatility - K	08/25/2011	(9.34)	1.26			3.87

Lipper International Large-Cap Core Funds		(9.53)	1.03	1.38	1.32	3.98

MSCI EAFE Index		(8.27)	2.23	2.29	1.80	4.25
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86	1.42	N/A
Volatility Managed Index - International Proxy		(7.84)	2.88	2.20	N/A	N/A
AXA SmartBeta Equity - B	10/28/2013	1.38				5.56
AXA SmartBeta Equity - K	10/28/2013	1.55				5.80
Lipper Global Large-Cap Core		(2.18)				3.74
MSCI World (Net) Index		(3.45)				2.93
AXA/Templeton Global Equity Managed Volatility - A	09/15/2006	(6.93)	5.02	5.00		2.34
AXA/Templeton Global Equity Managed Volatility - B	09/15/2006	(7.01)	4.98	4.95		2.20
AXA/Templeton Global Equity Managed Volatility - K	08/25/2011	(6.69)	5.28			9.11
Lipper Global Large-Cap Value Funds		(6.99)	5.17	5.86		2.22
MSCI World (Net) Index		(3.45)	6.82	6.51		4.22
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86		1.19
Volatility Managed Index - Global Blend		(2.61)	7.25	6.61		N/A
Volatility Managed Index - Global Proxy Blend		(2.42)	7.60	6.64		N/A
EQ/Emerging Markets Equity PLUS - B	02/08/2013	(14.69)	(6.62)			(7.17)
EQ/Emerging Markets Equity PLUS - K	02/08/2013	(14.47)	(6.39)			(6.96)
Lipper Emerging Markets Funds		(11.35)	(4.57)			(4.88)
MSCI Emerging Markets (Gross Div) Index		(11.70)	(4.15)			(4.65)

1553

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/International Equity Index - A	04/03/1995	(9.57)	1.65	1.10	(0.87)	2.87
EQ/International Equity Index - B	05/01/1997	(9.53)	1.67	1.09	(1.00)	1.94
EQ/International Equity Index - K	08/25/2011	(9.32)	1.95			4.87

Lipper International Large-Cap Core Funds		(9.53)	1.03	1.38	1.32	5.61

MSCI EAFE Index		(8.27)	2.23	2.29	1.80	4.49
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86	1.42	N/A
EQ/Low Volatility Global ETF - B	10/28/2013	2.43				5.58
EQ/Low Volatility Global ETF - K	10/28/2013	2.69				5.82
Lipper Global Multi-Cap Core Funds		(4.78)				2.80
MSCI ACWI Minimum Volatility (Net) Index		4.65				8.10
MSCI ACWI (Net) Index		(4.34)				1.94
EQ/MFS International Growth - A	09/26/2008	(3.33)	1.69	3.08		5.14
EQ/MFS International Growth - B	11/18/1994	(3.33)	1.69	3.03	3.86	4.67
EQ/MFS International Growth - K	08/25/2011	(3.23)	1.94			6.14

Lipper International Multi-Cap Growth Funds		(6.23)	2.83	2.51	2.60	5.62

MSCI ACWI ex. USA Growth (Net) Index		(6.08)	1.92	1.60	2.71	N/A
EQ/Oppenheimer Global - A	08/31/2006	(9.91)	5.17	5.33		4.49
EQ/Oppenheimer Global - B	08/31/2006	(9.86)	5.17	5.30		4.35
Lipper Global Large-Cap Growth		(4.61)	6.57	6.96		5.38
MSCI ACWI (Net) Index		(4.34)	5.54	5.22		3.99

Investment Grade Bonds
AXA/AB Short Duration Government Bond - B	05/20/2013	(0.30)				(0.49)
AXA/AB Short Duration Government Bond - K	05/20/2013	0.00				(0.28)
Lipper Short Inv. Grade Debt Funds		0.39				0.45
BofA Merrill Lynch 1-year U.S. Treasury Note Index		0.40				0.29
AXA/DoubleLine Opportunistic Core Plus Bond - B	04/30/2015					0.24
AXA/DoubleLine Opportunistic Core Plus Bond - K	04/30/2015					0.52
Lipper Core Plus Bond Funds						0.74
Bloomberg Barclays U.S. Aggregate Bond Index						2.33
EQ/Core Bond Index - A	03/25/2002	1.43	1.15	2.32	1.92	2.75
EQ/Core Bond Index - B	01/01/1998	1.33	1.12	2.27	1.77	3.42
EQ/Core Bond Index - K	08/25/2011	1.58	1.38			1.83

Lipper Core Bond Funds		1.17	1.99	3.62	4.52	4.93
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83	3.01	4.34	4.88
EQ/Global Bond PLUS - A	10/03/2005	1.16	(0.08)	1.37	3.65	3.17
EQ/Global Bond PLUS - B	10/03/2005	1.16	(0.04)	1.33	3.51	3.01
EQ/Global Bond PLUS - K	08/25/2011	1.37	0.15			0.58

Lipper Global Income Funds		(0.24)	(0.35)	1.88	4.91	4.76

Bloomberg Barclays Global Aggregate Index		4.55	0.87	1.81	4.35	4.09
EQ/Intermediate Government Bond - A	04/01/1991	1.21	0.71	1.74	2.55	4.46
EQ/Intermediate Government Bond - B	05/01/1997	1.21	0.71	1.70	2.41	3.53
EQ/Intermediate Government Bond - K	08/25/2011	1.47	0.93			1.08

Lipper General U.S. Government Funds		1.27	1.86	3.44	4.25	5.53
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48	3.97	5.31

1554

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/PIMCO Global Real Return - B	02/08/2013	(0.82)	0.14			0.90
EQ/PIMCO Global Real Return - K	02/08/2013	(0.52)	0.41			1.15
Lipper Inflation Protected Bond Funds		(0.42)	(1.28)			(1.08)
Bloomberg Barclays World Government Inflation-linked Bond Index		0.53	1.38			1.84
EQ/PIMCO Ultra Short Bond - A	03/30/2007	(0.43)	(0.20)	0.16		1.64
EQ/PIMCO Ultra Short Bond - B	01/24/2002	(0.43)	(0.20)	0.11	1.83	2.45
EQ/PIMCO Ultra Short Bond - K	08/25/2011	(0.18)	0.05			0.42

Lipper Short Inv. Grade Debt Funds		0.39	0.46	0.87	2.50	2.62
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.12	0.07	0.08	1.15	1.39
EQ/Quality Bond PLUS - A	10/01/1993	1.11	1.03	1.43	2.26	4.00
EQ/Quality Bond PLUS - B	07/08/1998	1.11	1.03	1.38	2.11	3.26
EQ/Quality Bond PLUS - K	04/17/2014	1.37				2.51

Lipper Core Plus Bond Funds		0.52	2.03	3.71	4.73	5.01
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48	3.97	4.72
Multimanager Core Bond - A	12/31/2001	0.92	1.19	2.96	4.39	4.34
Multimanager Core Bond - B	12/31/2001	0.82	1.23	2.92	4.23	4.16
Multimanager Core Bond - K	08/25/2011	1.07	1.44			2.47

Lipper Core Bond Funds		1.17	1.99	3.62	4.52	4.70
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83	3.01	4.34	4.32

High Yield
EQ/High Yield Bond - B	02/08/2013	(3.42)	1.87			2.27
EQ/High Yield Bond - K	02/08/2013	(3.16)	2.13			2.52
Lipper High Yield Funds		(3.32)	1.37			1.66
BofA Merrill Lynch High Yield Master II Index		(3.99)	1.75			2.27

Money Market**
EQ/Money Market - A	07/13/1981	0.00	0.00	0.00	1.12	4.48
EQ/Money Market - B	10/02/1996	0.00	0.00	0.00	1.02	2.15

Lipper Money Market Funds		(0.02)	(0.02)	(0.02)	1.07	4.16
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.12	0.07	0.08	1.15	4.64

AXA Tactical Manager Portfolios
AXA 2000 Managed Volatility - B	10/29/2009	(10.42)	5.93	5.04		9.93
AXA 2000 Managed Volatility - K	08/25/2011	(10.22)	6.18			11.09
Lipper Small-Cap Core Funds		(8.02)	7.17	7.33		12.77
Russell 2000 Index		(9.76)	6.84	7.20		12.22
Volatility Managed Index - Small Cap Core		(8.66)	7.15	6.31		N/A
AXA 400 Managed Volatility - B	10/29/2009	(4.53)	8.32	7.09		11.60
AXA 400 Managed Volatility - K	08/25/2011	(4.25)	8.59			12.86
Lipper Mid-Cap Core Funds		(5.74)	8.55	8.48		13.33
S&P MidCap 400 Index		(3.60)	9.46	9.52		14.20
Volatility Managed Index - Mid Cap Core		(1.92)	9.73	8.42		N/A
AXA 500 Managed Volatility - B	10/29/2009	0.81	10.72	9.37		10.92
AXA 500 Managed Volatility - K	08/25/2011	1.07	10.99			13.82
Lipper Large-Cap Core Funds		(0.92)	10.23	9.87		12.02
S&P 500 Index		1.78	11.82	11.58		13.18
Volatility Managed Index - Large Cap Core		3.23	12.35	11.10		N/A

1555

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA International Managed Volatility - B	10/29/2009	(9.45)	1.28	0.33		1.74
AXA International Managed Volatility - K	08/25/2011	(9.27)	1.51			3.96
Lipper International Multi-Cap Core Funds		(8.64)	1.58	1.96		4.24
MSCI EAFE Index		(8.27)	2.23	2.29		3.89
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49	1.86		3.18
Volatility Managed Index - International		(8.21)	2.22	2.14		N/A
Volatility Managed Index - International Proxy		(7.84)	2.88	2.20		N/A
ATM International Managed Volatility - K	08/25/2011	(9.02)	1.61			3.74
Lipper International Multi-Cap Core Funds		(8.64)	1.58			4.11
MSCI EAFE Index		(8.27)	2.23			5.67
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(8.71)	2.49			N/A
Volatility Managed Index - International II		(8.17)	2.21			N/A
Volatility Managed Index - International Proxy II		(7.90)	2.80			N/A
ATM Large Cap Managed Volatility - K	08/25/2011	0.96	10.94			13.45
Lipper Large-Cap Core Funds		(0.92)	10.23			12.01
S&P 500 Index		1.78	11.82			15.78
Volatility Managed Index - Large Cap Core II		3.95	12.62			N/A
ATM Mid Cap Managed Volatility - K	08/25/2011	(4.32)	8.60			12.45
Lipper Mid-Cap Core Funds		(5.74)	8.55			13.19
S&P MidCap 400 Index		(3.60)	9.46			15.03
Volatility Managed Index - Mid Cap Core II		(1.08)	9.87			N/A
ATM Small Cap Managed Volatility - K	08/25/2011	(10.18)	6.38			10.81
Lipper Small-Cap Core Funds		(8.02)	7.17			12.33
Russell 2000 Index		(9.76)	6.84			13.11
Volatility Managed Index - Small Cap Core II		(8.11)	7.30			N/A

Asset Allocation Portfolios
All Asset Moderate Growth - Alt 15 - B	08/29/2012	(3.23)	2.53			4.14
All Asset Moderate Growth - Alt 15 - K	08/29/2012	(3.08)	2.75			4.39
Lipper Alternative Other Funds		(4.29)	1.94			3.35
S&P 500 Index		1.78	11.82			13.53
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83			1.86
All Asset Moderate Growth - Alt 15 Index		(0.52)	4.81			6.19
All Asset Growth - Alt 20 - A	10/29/2009	(4.04)	2.93	3.51		6.33
All Asset Growth - Alt 20 - B	08/01/1988	(4.08)	2.92	3.47	3.39	8.61
All Asset Growth - Alt 20 - K	08/28/2012	(3.80)	3.17			5.21

Lipper Alternative Other Funds		(4.29)	1.94	2.97	3.97	6.09

S&P 500 Index		1.78	11.82	11.58	7.01	10.00
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83	3.01	4.34	6.07

All Asset Growth - Alt 20 Index		(1.49)	5.11	5.55	4.84	N/A
All Asset Aggressive - Alt 25 - B	08/29/2012	(4.94)	3.45			5.84
All Asset Aggressive - Alt 25 - K	08/29/2012	(4.70)	3.71			6.09
Lipper Alternative Other Funds		(4.29)	1.94			3.35
S&P 500 Index		1.78	11.82			(0.26)
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83			0.32
All Asset Aggressive - Alt 25 Index		(2.07)	5.71			7.71

1556

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
All Asset Aggressive - Alt 50 - B	10/28/2013	(5.77)				(1.10)
All Asset Aggressive - Alt 50 - K	10/28/2013	(5.54)				(0.84)
Lipper Alternative Other Funds		(4.29)				0.28
S&P 500 Index		1.78				8.95
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06				2.47
All Asset Aggressive - Alt 50 Index		(0.39)				3.84
All Asset Aggressive - Alt 75 - B	10/28/2013	(6.08)				(2.56)
All Asset Aggressive - Alt 75 - K	10/28/2013	(5.94)				(2.34)
Lipper Alternative Other Funds		(4.29)				0.28
S&P 500 Index		1.78				8.95
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06				2.47
All Asset Aggressive - Alt 75 Index		0.83				3.60
AXA Ultra Conservative Strategy - B	09/28/2011	0.47	1.21			1.77
Lipper Mixed-Asset Target Allocation Conservative Funds		(1.26)	3.18			5.56
S&P 500 Index		1.78	11.82			16.26
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52			1.60
90% B Intmd U.S. Govt / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell 2000		1.86	2.34			2.91
90% B Intmd U.S. Govt / 1.5% VMI - Intl / 1.5% VMI - MCC / 5.5% VMI - LCC / 1.5% VMI - SCC		1.98	2.38			N/A
AXA Conservative Strategy - B	04/30/2009	0.12	2.11	2.48		4.15
Lipper Mixed-Asset Target Allocation Conservative Funds		(1.26)	3.18	4.27		7.27
S&P 500 Index		1.78	11.82	11.58		15.65
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.58
66% B Intmd U.S. Govt / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000 / 14% BofA ML 3-Mo U.S. T Bill		1.19	2.95	3.62		4.69
66% B Intmd U.S. Govt / 3% VMI - Intl / 3% VMI - MCC / 11% VMI - LCC / 3% VMI - SCC / 14% BofA ML 3-Mo U.S. T Bill		1.43	3.02	3.50		N/A
AXA Conservative Growth Strategy - B	04/30/2009	(0.60)	3.64	3.64		6.19
Lipper Mixed-Asset Target Allocation Conservative Funds		(1.26)	3.18	4.27		7.27
S&P 500 Index		1.78	11.82	11.58		15.65
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.58
50% B Intmd U.S. Govt / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000 / 10% BofA ML 3-Mo U.S. T Bill		0.18	4.46	5.00		7.15
50% B Intmd U.S. Govt / 7% VMI - Intl / 7% VMI - MCC / 19% VMI - LCC / 7% VMI - SCC / 10% BofA ML 3-Mo U.S. T Bill		0.66	4.59	4.75		N/A
AXA Balanced Strategy - A	09/11/2009	(1.07)	4.34	4.22		5.69
AXA Balanced Strategy - B	04/30/2009	(1.07)	4.36	4.18		7.01
Lipper Mixed-Asset Target Allocation Moderate Funds		(2.42)	4.83	5.57		9.41
S&P 500 Index		1.78	11.82	11.58		15.65
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.58
42% B Intmd U.S. Govt / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000 / 8% BofA ML 3-Mo U.S. T Bill		(0.08)	5.35	5.80		8.43
42% B Intmd U.S. Govt / 8% VMI - Intl / 8% VMI - MCC / 26% VMI - LCC / 8% VMI - SCC / 8% BofA ML 3-Mo U.S. T Bill		0.52	5.52	5.50		N/A

1557

		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA Moderate Growth Strategy - B	04/30/2009	(1.51)	5.10	4.76		8.28
Lipper Mixed-Asset Target Allocation Moderate Funds		(2.42)	4.83	5.57		9.41
S&P 500 Index		1.78	11.82	11.58		15.65
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.58
33% B Intmd U.S. Govt / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 2000 / 7% BofA ML 3-Mo U.S. T Bill		(0.66)	6.06	6.42		9.60
33% B Intmd U.S. Govt / 10% VMI - Intl / 10% VMI - MCC / 30% VMI - LCC / 10% VMI - SCC / 7% BofA ML 3-Mo U.S. T Bill		0.06	6.27	6.06		N/A
AXA Growth Strategy - A	09/11/2009	(1.97)	5.85	5.33		7.15
AXA Growth Strategy - B	04/30/2009	(2.03)	5.82	5.29		8.95
Lipper Mixed-Asset Target Allocation Growth Funds		(2.76)	5.88	6.52		10.79
S&P 500 Index		1.78	11.82	11.58		15.65
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.58
25% B Intmd U.S. Govt / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 2000 / 5% BofA ML 3-Mo U.S. T Bill		(1.24)	6.78	7.05		10.78
25% B Intmd U.S. Govt / 12% VMI - Intl / 12% VMI - MCC / 34% VMI - LCC / 12% VMI - SCC / 5% BofA ML 3-Mo U.S. T Bill		(0.40)	7.02	6.62		N/A
AXA Aggressive Strategy - B	04/12/2012	(2.49)	6.54			8.18
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		(4.90)	6.00			7.59
S&P 500 Index		1.78	11.82			12.86
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52			1.58
17% B Intmd U.S. Govt / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 2000 / 3% BofA ML 3-Mo U.S. T Bill		(1.56)	7.64			9.20
17% B Intmd U.S. Govt / 13% VMI - Intl / 13% VMI - MCC / 41% VMI - LCC / 13% VMI - SCC / 3% BofA ML 3-Mo U.S. T Bill		(0.60)	7.93			N/A
AXA/AB Dynamic Moderate Growth - B	02/18/2011	(3.16)	4.63	4.79		4.50
Lipper Alternative Other Funds		(4.29)	1.94	2.97		3.11
S&P 500 Index		1.78	11.82	11.58		11.08
Bloomberg Barclays Intermediate U.S. Government Index		2.21	1.52	2.48		2.54
40% Bloomberg Barclays Intmd U.S. Govt Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		(0.30)	5.82	6.23		5.98
AXA/AB Dynamic Growth - B	04/30/2015					(4.25)
Lipper Flexible Portfolio Funds						(4.84)
S&P 500 Index						0.82
Bloomberg Barclays Intermediate U.S. Government Index						2.30
30% Bloomberg Barclays Intmd U.S. Govt Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S&P 500 Index / 4% Russell 2000 Index						(1.73)

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		Annualized
	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA/Franklin Balanced Managed Volatility - A	09/15/2006	(1.50)	4.60	5.18		3.90
AXA/Franklin Balanced Managed Volatility - B	09/15/2006	(1.40)	4.60	5.18		3.76
AXA/Franklin Balanced Managed Volatility - K	08/25/2011	(1.14)	4.87			7.41
Lipper Mixed-Asset Target Allocation Moderate Funds		(2.42)	4.83	5.57		4.95
S&P 500 Index		1.78	11.82	11.58		7.04
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83	3.01		4.27
50% S&P 500 Index / 50% Bloomberg Barclays Intmd U.S. Govt/Credit Index		2.18	6.89	7.42		5.98
50% VMI - LCC / 50% Bloomberg Barclays Intmd U.S. Govt/Credit Index		2.89	7.14	7.18		N/A
AXA/Franklin Templeton Allocation Managed Volatility - A	04/30/2007	(3.93)	5.84	5.85		2.31
AXA/Franklin Templeton Allocation Managed Volatility - B	04/30/2007	(3.93)	5.84	5.83		2.17
Lipper Mixed-Asset Target Allocation Growth Funds		(2.76)	5.88	6.52		4.40
S&P 500 Index		1.78	11.82	11.58		6.03
Bloomberg Barclays Intermediate U.S. Government/Credit Index		2.06	1.83	3.01		4.12
67% S&P 500 Index / 33% MSCI World (Net) Index		0.03	10.16	9.90		4.92
66% VMI - LCC / 17% VMI - Intl / 17% Bloomberg Barclays Intmd U.S. Govt/Credit Index		1.16	8.87	8.29		N/A
AXA/Goldman Sachs Strategic Allocation - B	04/30/2015					(1.94)
Lipper Mixed-Asset Target Allocation Moderate Funds						(2.97)
S&P 500 Index						0.82
Bloomberg Barclays Intermediate U.S. Government Index						2.30
40% Bloomberg Barclays Intermediate U.S. Government Index / 60% MSCI World (Net) Index						(2.27)
AXA/Invesco Strategic Allocation - B	04/30/2015					(2.52)
Lipper Flexible Portfolio Funds						(4.84)
S&P 500 Index						0.82
Bloomberg Barclays Intermediate U.S. Government Index						2.30
50% Bloomberg Barclays Intmd U.S. Govt Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000 Index						(1.20)
AXA/Legg Mason Strategic Allocation - B	02/19/2016					4.10
AXA/Legg Mason Strategic Allocation - K	02/19/2016					4.10
Lipper Mixed-Asset Target Allocation Moderate Funds						4.11
45% Bloomberg Barclays U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index / 17% S&P 500 Index / 4% Russell 2000 Index						4.42

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a special meeting held on November 10, 2016, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), which serves as the Trust’s investment manager, and each investment sub-adviser (each, a “Sub-Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolio	Sub-Advisory Agreement Approved by the Trust’s Board with respect to the Portfolio
AXA/ClearBridge Large Cap Growth Portfolio (formerly known as EQ/Wells Fargo Omega Growth Portfolio)	Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

AXA/Janus Enterprise Portfolio (formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio)	Sub-Advisory Agreement with Janus Capital Group (“Janus”)

AXA Large Cap Growth Managed Volatility Portfolio	Sub-Advisory Agreement with Polen Capital Management LLC (“Polen”) Sub-Advisory Agreement with HS Management Partners, LLC (“HSMP”)

1290 VT Socially Responsible Portfolio (formerly known as EQ/Calvert Socially Responsible Portfolio)	Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)

For AXA Large Cap Growth Managed Volatility Portfolio, the new Sub-Advisers became additional sub-advisers to a portion of the Portfolio’s actively managed investment strategy effective on or about December 9, 2016, in connection with the replacement of a sub-adviser to the Portfolio. For each of the other Portfolios, the new Sub-Adviser became sub-adviser to the Portfolio, and the Portfolio’s name changed as indicated above, effective on or about December 9, 2016, in connection with the replacement of the sub-adviser to the Portfolio.

The Board noted that ClearBridge and BlackRock currently serve as sub-advisers for other portfolios of the Trust. The Board noted that AXA/Clearbridge Large Cap Growth Portfolio would be added, by amendment, to the existing investment sub-advisory agreement between the Manager and Clearbridge and that 1290 VT Socially Responsible Portfolio would be added, by amendment, to the existing investment sub-advisory agreement between the Manager and BlackRock. The Board noted that it had most recently approved each of these existing investment sub-advisory agreements at a meeting held on July 19-21, 2016.

In reaching its decision to approve each Sub-Advisory Agreement, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the relevant proposed Sub-Adviser(s); (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to the relevant proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser would be unable to generate but for the existence of the Portfolio). In considering each Sub-Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

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In connection with its deliberations, the Board took into account information prepared by the Manager and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by each proposed Sub-Adviser, as well as each proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Sub-Advisory Agreements and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreements and also received materials discussing the legal standards applicable to their consideration of the Sub-Advisory Agreements. Although the Board approved the Sub-Advisory Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed sub-advisory fee was fair and reasonable, and that the approval of the Sub-Advisory Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Sub-Advisory Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the relevant proposed Sub-Adviser. In addition to the investment performance information discussed below, the Board considered each proposed Sub-Adviser’s responsibilities with respect to the Portfolio (or the allocated portion thereof) that it would sub-advise pursuant to the Sub-Advisory Agreement, and each proposed Sub-Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio that it would sub-advise. The Board considered that each proposed Sub-Adviser, subject to the oversight of the Manager, would be responsible for making investment decisions with respect to the Portfolio (or the allocated portion thereof) that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio (or the allocated portion thereof) that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Portfolio (or the allocated portion thereof) that it would sub-advise, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Portfolio that it would sub-advise. The Board considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio (or the allocated portion thereof) that it would sub-advise and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board received information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio (or the allocated portion thereof) that it would sub-advise. With respect to AXA/Clearbridge Large Cap Growth Portfolio and 1290 VT Socially Responsible Portfolio, the Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by ClearBridge and BlackRock, respectively, also was based, in part, on the Trustees’ experience and familiarity with ClearBridge and BlackRock serving as sub-advisers for other portfolios of the Trust and on periodic reports provided to the Trustees regarding the services provided by ClearBridge and BlackRock to those other portfolios.

The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of Janus’s, Polen’s and HSMP’s compliance programs, policies and procedures, and certification that they were consistent with applicable legal standards, and factored into its review its familiarity with ClearBridge’s and BlackRock’s compliance programs, policies and procedures. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Sub-Advisers and reviewed information regarding the proposed Sub-Advisers’ financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also received and reviewed performance data relating to each proposed Sub-Adviser’s management of other funds and/or accounts with a similar investment strategy as the Portfolio (or the allocated portion thereof) that it would sub-advise, as compared to an appropriate benchmark. The Board

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generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio (or the allocated portion thereof) that it would sub-advise, noting its familiarity with ClearBridge’s proposed investment strategy and BlackRock’s passive (or “indexing”) approach.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the relevant proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the relevant Sub-Advisory Agreement.

Expenses. The Board considered the proposed sub-advisory fee for the relevant proposed Sub-Adviser with respect to each Portfolio (or allocated portion thereof) in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the relevant proposed Sub-Adviser with respect to each Portfolio and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant proposed Sub-Adviser. The Board also considered the proposed sub-advisory fees in light of the fees that the proposed Sub-Advisers charge under other advisory agreements with other clients.

With respect to AXA/Clearbridge Large Cap Growth Portfolio, the Board also noted that the proposed sub-advisory fee is the same as the sub-advisory fee that ClearBridge currently charges to another portfolio of the Trust for which ClearBridge currently serves as a sub-adviser using a similar investment strategy. With respect to 1290 VT Socially Responsible Portfolio, the Board also noted that the proposed sub-advisory fee is comparable to the sub-advisory fees that BlackRock currently charges to other portfolios of the Trust for which BlackRock currently serves as a sub-adviser using a passive (or “indexing”) approach.

The Board further noted that the Manager, and not a Portfolio, would pay the relevant proposed Sub-Adviser and that each proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

Profitability and Costs. The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee on the profitability of the Manager. The Manager advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Manager’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to the proposed Sub-Advisers are the product of negotiations with the Manager and reflect levels of profitability acceptable to the Manager and the proposed Sub-Advisers based on the particular circumstances in each case for each of them. The Board noted that the management fees paid by the Portfolios to the Manager would not change as a result of the Sub-Advisory Agreements.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed flat sub-advisory fee rate for 1290 VT Socially Responsible Portfolio is competitive with the advisory fee rate charged by BlackRock to comparable clients and that the proposed sub-advisory fee rate schedule for each of AXA/Clearbridge Large Cap Growth Portfolio, AXA/Janus Enterprise Portfolio and AXA Large Cap Growth Managed Volatility Portfolio includes breakpoints that would reduce the sub-advisory fee rate as Portfolio assets under the proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Manager and not to investors. The Board also noted that the sub-advisory fee rate schedule for Clearbridge aggregates the assets managed by Clearbridge in AXA/Clearbridge Large Cap Growth Portfolio and in the other portfolio of the Trust for which Clearbridge currently serves as a sub-adviser. The Board considered these factors, and the

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relationship they bear to the fee structures charged to the Portfolios by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits. The Board also considered possible fall-out benefits that may accrue to a proposed Sub-Adviser, including the following. The Board considered that a proposed Sub-Adviser, through its position as a Sub-Adviser to a Portfolio, may engage in soft dollar transactions. The Board also noted that ClearBridge and BlackRock currently serve as sub-advisers for other portfolios advised by the Manager and receive sub-advisory fees with respect to those portfolios. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Manager or its affiliates. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Manager and other sub-advisers to the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2016 (UNAUDITED)

At a meeting held on November 30 — December 1, 2016, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Management Agreement (the “New Management Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), including an increased investment management fee rate, and a new Investment Advisory Agreement (the “Sub-Advisory Agreement” and together with the New Management Agreement, the “Agreements”) between the Manager and DoubleLine Capital LP (together with its affiliate DoubleLine Equity LP, “DoubleLine” or the “Sub-Adviser”) with respect to the All Asset Moderate Growth — Alt 15 Portfolio (the “Portfolio”), as well as certain changes to the Portfolio’s investment objective, strategy and policies, performance benchmarks, and name (these changes collectively are referred to as the “Portfolio Repositioning”) proposed by the Manager.

The Board noted that the Manager had proposed an increased investment management fee rate in order to enable the Manager to:

•	change the Portfolio from a fund-of-funds to a fund that primarily invests directly in equity and debt securities and other instruments, and
•	retain DoubleLine as the sub-adviser for the Portfolio and enable DoubleLine to implement a new investment strategy for the Portfolio.

The Board noted that, subject to shareholder approval of the New Management Agreement, DoubleLine would be appointed as the sub-adviser for the Portfolio; the Portfolio’s name would be changed to the 1290 VT DoubleLine Dynamic Allocation Portfolio (the “Repositioned Portfolio”); and the Portfolio’s existing structure as a fund-of-funds that invests substantially all of its assets in shares of other mutual funds (the “Underlying Portfolios”) managed by the Manager and exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”) would be changed so that the Repositioned Portfolio would invest directly in equity and debt securities, as well as other types of financial instruments (including futures contracts, swap agreements and options). The Board also noted that if shareholders do not approve the New Management Agreement, then the retention of DoubleLine as the sub-adviser for the Portfolio and the Manager’s proposed changes to the Portfolio’s investment objective, strategy and policies, performance benchmarks, and name would not go into effect. Instead, the Portfolio would continue to operate as a fund-of-funds in accordance with its current investment objective and strategy and its investment management fee rate would remain unchanged.

In connection with its consideration of the Portfolio Repositioning, the Board noted that the terms of the New Management Agreement (i) would mirror the current investment management agreement for the other portfolios of the Trust (i.e., the actively-managed, single sub-adviser portfolios) that operate in a manner similar to how the Portfolio would operate after the Portfolio Repositioning, (ii) would more clearly reflect the different services that the Manager would provide in managing the Portfolio after the Portfolio Repositioning, and (iii) would significantly increase the contractual investment management fee rate for the Portfolio to permit the Manager to (a) retain and pay the proposed Sub-Adviser an appropriate sub-advisory fee to handle asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment management program and (b) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. Other than these changes, all the terms of the current Investment Management Agreement with respect to the Portfolio will remain substantially the same under the New Management Agreement with respect to the Repositioned Portfolio. In this regard, the Board noted that it had most recently approved the continuation of the current Investment Management Agreement between the Manager and the Trust with respect to the Portfolio at a meeting held on July 19-21, 2016.

The Board noted that the Trust is an affiliated investment company of 1290 Funds, which is also advised by the Manager (d/b/a 1290 Asset Managers), and that all of the Board members also currently serve on the Board of Trustees of 1290 Funds. The Board also noted that the Manager currently serves as the investment

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adviser for the 1290 DoubleLine Dynamic Allocation Fund (the “1290 DoubleLine Fund”), a fund of 1290 Funds, and would manage the Repositioned Portfolio in a manner substantially similar to the manner in which it currently advises the 1290 DoubleLine Fund. The Board also noted that DoubleLine currently serves as investment sub-adviser for the 1290 DoubleLine Fund and would serve as investment sub-adviser for the Repositioned Portfolio using the same investment strategy and style and portfolio management team. The Board also noted that DoubleLine also currently serves as investment sub-adviser for other portfolios, or allocated portion(s) of portfolio(s), of the Trust. In this connection, the Board noted that it had most recently approved the continuation of the investment sub-advisory agreement between the Manager and DoubleLine with respect to these other portfolios of the Trust at a meeting held on July 19-21, 2016. The Board also noted that, in connection with the Portfolio Repositioning, the Portfolio’s investment objective and performance benchmarks would be changed to be consistent with the 1290 DoubleLine Fund’s investment objective and performance benchmarks.

In reaching its decision to approve each Agreement with respect to the Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio by the Manager, the proposed Sub-Adviser and, where applicable, their respective affiliates, as well as the Portfolio’s and the Repositioned Portfolio’s respective investment objectives, strategies, policies and risks; (2) comparative performance information; (3) the level of the Repositioned Portfolio’s proposed management fee and sub-advisory fee, and the Repositioned Portfolio’s expense ratios relative to those of peer funds, as well as any fees or expenses that will be borne directly or indirectly by the Portfolio in connection with the Portfolio Repositioning; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Manager and its affiliates from their relationships with the Repositioned Portfolio; (5) the anticipated effect of growth and size on the Repositioned Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether such economies of scale are equitably shared with investors; and (6) “fall out” benefits that may accrue to the Manager, the proposed Sub-Adviser and their respective affiliates (i.e., indirect benefits that the Manager or the proposed Sub-Adviser or their affiliates would be unable to generate but for the existence of the Portfolio). The Board also considered possible alternatives to the Portfolio Repositioning, including the potential benefits and detriments of maintaining the current structure. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate, the Board took into account information prepared by the Manager and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information, including information relating to the proposed Sub-Adviser, provided to the Trustees, including in their capacities as Trustees of 1290 Funds, at prior Board meetings. The information provided to the Trustees described, among other things, the Repositioned Portfolio’s investment strategies and risks, the services to be provided by the Manager and the proposed Sub-Adviser, as well as the Manager’s and the proposed Sub-Adviser’s investment personnel, proposed investment management and sub-advisory fees, expense ratios, expense limitation arrangements, performance information and other matters. During the meeting, the Trustees met with senior representatives of the Manager to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received materials discussing the legal standards applicable to their consideration of the Agreements. In approving the Agreements, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed investment management and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

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Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio and its investors by the Manager, the proposed Sub-Adviser and, where applicable, their respective affiliates. In addition to the performance information discussed below, the Board considered the Manager’s and the proposed Sub-Adviser’s responsibilities with respect to the Repositioned Portfolio.

In considering the Portfolio Repositioning, the Board recognized that the services to be performed by the Manager in managing the assets of the Portfolio will change and likely significantly increase as a result of the Portfolio Repositioning. With respect to the New Management Agreement, the Board considered that the Manager would be responsible for, among other things, developing the investment objective and investment strategies for the Repositioned Portfolio; researching, selecting and hiring the proposed Sub-Adviser, and conducting ongoing “due diligence” on and monitoring the proposed Sub-Adviser; overseeing the proposed Sub-Adviser’s selection of investments for the Repositioned Portfolio; monitoring and evaluating the performance of the Repositioned Portfolio; monitoring the investment operations and composition of the Repositioned Portfolio and, in connection therewith, monitoring compliance with the Repositioned Portfolio’s investment objective, policies and restrictions, as well as the Repositioned Portfolio’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Repositioned Portfolio among the proposed Sub-Adviser and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Manager and the Trust; and implementing Board directives as they relate to the Repositioned Portfolio. The Board also considered information regarding the Manager’s process for selecting and monitoring the proposed Sub-Adviser and the other service providers to the Repositioned Portfolio, as well as information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Repositioned Portfolio. The Board further considered that the Manager has provided the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities. The Board also considered that the Manager would assume significant entrepreneurial risk by repositioning the Portfolio and that the Manager also would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered that the Manager’s responsibilities with respect to the Repositioned Portfolio would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Repositioned Portfolio. The Board also considered information regarding the Manager’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Manager also was based, in part, on (i) the Board’s experience and familiarity with the Manager serving as the investment manager for other actively-managed, single sub-adviser portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Manager to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of 1290 Funds, with the Manager serving as the investment adviser for the 1290 DoubleLine Fund and on periodic reports provided to the Trustees, in their capacities as Trustees of 1290 Funds, regarding the services provided by the Manager to that fund.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Manager, the proposed Sub-Adviser would be responsible for making investment decisions for the Repositioned Portfolio; placing with brokers or dealers orders for the purchase and sale of investments for the Repositioned Portfolio; and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Repositioned Portfolio, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Repositioned Portfolio. In addition, the Board received information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Repositioned Portfolio. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on (i) the Board’s experience and familiarity with the Sub-Adviser serving as an investment sub-adviser for other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Sub-Adviser to those other portfolios, and (ii) the Trustees’ experience and familiarity, in their capacities as Trustees of 1290 Funds, with the Sub-Adviser serving as the investment sub-adviser for the 1290 DoubleLine Fund and on periodic reports provided to the Trustees, in their capacities as Trustees of 1290 Funds, regarding the services provided by the Sub-Adviser to that fund. It was noted that

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DoubleLine has employed the investment strategy being proposed for the Repositioned Portfolio only since March 2016 in its role as the investment sub-adviser for the 1290 DoubleLine Fund and thus has only a short operating history with the investment strategy.

The Board members also factored into their review their experience and familiarity with the Manager’s and the proposed Sub-Adviser’s compliance programs, policies, and procedures with respect to the Trust. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager or the proposed Sub-Adviser and reviewed information regarding the Manager’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Repositioned Portfolio.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolio and its shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives, including in response to investor behavior, intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that the Manager had informed the Board that it believed that the factors which differentiated the Repositioned Portfolio from the Portfolio and many of the Trust’s other asset allocation options, including its use of a dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, would provide investors with a greater diversity of investment options.

For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Repositioned Portfolio, the Board received and reviewed information regarding the Repositioned Portfolio’s proposed investment objective, policies and anticipated investments. The Board also considered the Manager’s expertise, resources, proposed methodology, and personnel for managing the Repositioned Portfolio. The Board also received and reviewed performance data relating to the proposed Sub-Adviser’s management of the 1290 DoubleLine Fund, as compared to appropriate benchmarks. In this regard, the Board noted that the 1290 DoubleLine Fund has limited operating history. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Repositioned Portfolio, again noting its familiarity with DoubleLine’s investment strategy and portfolio management team. Although the Board considered the historical performance of the Portfolio, operating as a fund-of-funds, as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the New Management Agreement. The Board noted, however, that it had approved the continuation of the Portfolio’s current Investment Management Agreement at a meeting held on July 19-21, 2016, and had considered the Portfolio’s historical performance at that time.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Manager and the proposed Sub-Adviser were appropriate for the Repositioned Portfolio in light of its proposed investment objective and strategy and, thus, supported a decision to approve the Agreements.

Expenses. The Board considered the Repositioned Portfolio’s proposed increased investment management fee rate and proposed sub-advisory fee rate in light of the nature, quality and extent of the overall services to be provided by the Manager and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee rate to be paid to the proposed Sub-Adviser and the investment management fee rate to be retained by the Manager in light of, among other factors, the services to be provided to the Repositioned Portfolio by the Manager and the proposed Sub-Adviser. The Board considered that all fees and expenses of the Repositioned Portfolio would be explicitly disclosed in its offering documents.

The Board considered that the Manager proposed the increased investment management fee rate for the Repositioned Portfolio in order to effect the Portfolio Repositioning. The Board noted that the Portfolio currently operates as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs and that the Manager currently is responsible for allocating the Portfolio’s assets among various Underlying Portfolios and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs). The Board noted that the Repositioned Portfolio, on

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the other hand, would not operate as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs like the Portfolio. Instead, the Repositioned Portfolio would implement the proposed Sub-Adviser’s dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, periodically shifting allocations among asset classes and market sectors based on market opportunities. As a result, the proposed Sub-Adviser would be responsible for asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment program. In order to pursue this investment strategy, the proposed Sub-Adviser must assess short- and long-term macro-economic themes and analyze sector fundamentals and relative valuation. The Repositioned Portfolio’s investment strategy will also involve the proposed Sub-Adviser’s use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. The Board accepted the Manager’s assertion that the proposed sub-advisory fee rate for the proposed Sub-Adviser reflects the operational and investment decision-making responsibilities and corresponding costs to be incurred by the proposed Sub-Adviser. In turn, the Repositioned Portfolio’s use of the proposed Sub-Adviser’s dynamic asset allocation strategy combined with direct investment in equity and fixed income securities as well as other financial instruments, when compared to the Portfolio’s current fund-of-funds structure, would result in a significant increase in the costs of operating the Portfolio for the Manager, including costs of hiring and overseeing the Sub-Adviser.

As a result of the changes and the higher costs of operating the Repositioned Portfolio, the Manager recommended to the Board that it approve requesting shareholder approval for an increased investment management fee rate. The Board accepted the Manager’s assertion that the proposed increased contractual investment management fee rate for the Repositioned Portfolio will permit the Manager to (a) retain and pay the proposed Sub-Adviser an appropriate sub-advisory fee to handle asset allocation, security selection and overall implementation of the Repositioned Portfolio’s investment management program, and (b) incur the increased costs in connection with the proposed changes to the Repositioned Portfolio. The Board noted that, although the Repositioned Portfolio’s contractual investment management fee rate is significantly higher than the Portfolio’s contractual investment management fee rate, the increase in the investment management fee would be offset to a significant extent by a reduction of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy.

With respect to the New Management Agreement, the Board also considered, among other things, a comparative analysis of the actual investment management fee rate and total expense ratios for the Portfolio for the fiscal year ended December 31, 2015, and the proposed investment management fee rate and total expense ratios for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period. The Board further considered that the proposed investment management fee schedule for the Repositioned Portfolio includes breakpoints that would reduce the investment management fee rate as Repositioned Portfolio assets increase above certain levels. The Board noted that any such reduction in the Repositioned Portfolio’s investment management fee would result in corresponding reductions in the Repositioned Portfolio’s total expense ratios. In addition, the Board considered that the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing voluntary expense limitation arrangement. The Board noted that, to the extent that the Manager waives fees pursuant to the expense limitation arrangement, the Repositioned Portfolio’s actual investment management fee may be lower than the Repositioned Portfolio’s contractual investment management fee. The Board further noted that the Repositioned Portfolio would incur portfolio transaction costs in connection with the Portfolio Repositioning and that such costs were expected to be reasonable when taking into account the anticipated benefits of the repositioning. Based on its review, the Board determined that the Manager’s proposed fee for the Repositioned Portfolio is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other sub-advisory agreements with other clients. The Board further noted that the Manager, and not the Repositioned Portfolio, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

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Profitability and Costs. With respect to the New Management Agreement, the Board noted that it had reviewed, at a meeting held on July 19-21, 2016, information about the level of profits realized by the Manager and its affiliates in connection with the operation of the Portfolio as a fund-of-funds. The Board also considered information provided by the Manager regarding the expected impact of the Portfolio Repositioning on the Manager’s profitability with respect to the Repositioned Portfolio.

With respect to the Sub-Advisory Agreement, the Board considered the estimated impact of the proposed sub-advisory fee on the profitability of the Manager. The Manager advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Manager’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee paid to the proposed Sub-Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Sub-Adviser based on the particular circumstances in each case for each of them.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as the Repositioned Portfolio grows larger and the extent to which this is reflected in the proposed investment management, administrative and sub-advisory fee schedules for the Repositioned Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed investment management and administrative fee rate schedules for the Repositioned Portfolio include breakpoints that would reduce the investment management and administrative fee rates as Repositioned Portfolio assets increase above certain levels. The Board also noted that the proposed administrative fee rate schedule for the Repositioned Portfolio aggregates the assets managed by the Manager in the Repositioned Portfolio and certain other portfolios of the Trust. In addition, the Board noted that the Manager would agree, through at least April 30, 2018, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing voluntary expense limitation arrangement and would assume certain expenses of the Repositioned Portfolio by making payments or waiving all or a portion of its investment management, administrative and other fees so that the Repositioned Portfolio’s total expense ratios would not exceed certain contractual levels to be set forth in its prospectus. The Board also considered that the Manager could potentially share any realized economies of scale or efficiencies with the Repositioned Portfolio through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Repositioned Portfolio. In this regard, the Board also noted that it had recently approved, and the Manager had implemented in April 2016, a new securities lending program for the Trust. In connection with its deliberations regarding the Sub-Advisory Agreement, the Board noted that the proposed flat sub-advisory fee rate is the same advisory fee rate that is charged by the proposed Sub-Adviser to the 1290 DoubleLine Fund. The Board considered these factors, and the relationship they bear to the fee structure to be charged to the Repositioned Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any realized economies of scale or efficiencies with the Repositioned Portfolio.

Fall-Out Benefits. The Board also considered the extent to which fall-out benefits may accrue to the Manager and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Manager may benefit to the extent that the Portfolio Repositioning would eliminate or reduce the Manager’s obligations under an expense limitation arrangement currently in effect for the Portfolio by repositioning the Portfolio into the Repositioned Portfolio, which may operate below its expense limitation or have a lower total expense ratio. The Board noted that the Manager also would serve as the administrator for the Repositioned Portfolio and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the Trust and would receive from the Repositioned

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Portfolio payments pursuant to Rule 12b-1 plans with respect to its Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Repositioned Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Repositioned Portfolio, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Repositioned Portfolio would be offered as an investment option through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of the Repositioned Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Manager are fair and reasonable.

The Board also considered possible fall-out benefits that may accrue to the proposed Sub-Adviser, including the following. The Board noted that the proposed Sub-Adviser serves as investment sub-adviser for other mutual funds managed or advised by the Manager and receives sub-advisory fees with respect to those other mutual funds. In addition, the Board recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Repositioned Portfolio. The Board also recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Manager or its affiliates. In addition, the Board noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and the proposed Sub-Adviser may derive benefits from its association with the Manager. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Moderate Growth-Alt 15	30.79%	$7,145	$91,750	$264,047
All Asset Growth-Alt 20	42.04	71,162	923,640	5,666,477
All Asset Aggressive-Alt 25	62.30	8,595	111,427	291,241
All Asset Aggressive-Alt 50	51.75	828	12,078	16,867
All Asset Aggressive-Alt 75	38.35	849	13,885	—
AXA Ultra Conservative Strategy	2.53	8,856	121,711	108,140
AXA Conservative Strategy	30.14	56,378	774,820	2,283,780
AXA Conservative Growth Strategy	55.90	184,342	2,533,486	6,714,170
AXA Balanced Strategy	71.74	504,986	6,940,228	18,867,912
AXA Moderate Growth Strategy	82.88	1,203,963	16,546,569	45,881,099
AXA Growth Strategy	93.27	865,180	11,890,532	32,328,230
AXA Aggressive Strategy	100.00	590,260	8,112,192	21,374,782
AXA/Franklin Templeton Allocation Managed Volatility	84.64	430,591	6,219,798	8,668,152
EQ/Energy ETF	0.00	—	—	—
EQ/Low Volatility Global ETF	0.00	—	—	122,125
1290 VT Socially Responsible	0.00	—	—	2,567,454
AXA Global Equity Managed Volatility	72.29	2,537,071	31,015,195	—
AXA International Core Managed Volatility	0.20	2,814,511	36,194,522	—
AXA International Value Managed Volatility	16.00	1,768,604	24,186,439	—
AXA Large Cap Core Managed Volatility	100.00	—	—	21,367,776
AXA Large Cap Growth Managed Volatility	65.39	—	—	115,360,985
AXA Large Cap Value Managed Volatility	100.00	—	—	—
AXA Mid Cap Value Managed Volatility	100.00	—	—	6,817,960
AXA Natural Resources	49.47	19,418	347,258	—
AXA Real Estate	0.00	—	—	—
AXA SmartBeta Equity	92.10	—	—	129
AXA/AB Dynamic Growth	51.69	—	—	—
AXA/AB Dynamic Moderate Growth	86.33	—	—	8,205,587
AXA/AB Short Duration Government Bond	0.00	—	—	—
AXA/AB Small Cap Growth	100.00	—	—	119,732,852
AXA/ClearBridge Large Cap Growth	0.00	—	—	1,678,152
AXA/DoubleLine Opportunistic Core Plus Bond	0.00	—	—	—
AXA/Franklin Balanced Managed Volatility	41.62	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	100.00	—	—	—
AXA/Goldman Sachs Strategic Allocation	0.04	—	—	771,374
AXA/Horizon Small Cap Value	21.43	—	—	8,036,390
AXA/Invesco Strategic Allocation	94.96	—	—	2,670
AXA/Janus Enterprise	0.00	—	—	371,298
AXA/Legg Mason Strategic Allocation	0.00	—	—	—
AXA/Loomis Sayles Growth	87.34	—	—	7,217,787
AXA/Lord Abbett Micro Cap	100.00	—	—	—
AXA/Morgan Stanley Small Cap Growth	0.00	—	—	5,266,733
AXA/Mutual Large Cap Equity Managed Volatility	86.36	—	—	—
AXA/Pacific Global Small Cap Value	98.24	—	—	—
AXA/Templeton Global Equity Managed Volatility	94.65	813,823	11,755,506	—

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Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA 500 Managed Volatility	100.00%	$—	$—	$40,773,038
AXA 400 Managed Volatility	100.00	—	—	29,092,623
AXA 2000 Managed Volatility	78.43	—	—	51,727,504
AXA International Managed Volatility	0.06	3,642,773	50,064,150	—
ATM International Managed Volatility	0.00	3,151,719	45,638,715	—
ATM Large Cap Managed Volatility	91.05	—	—	85,799,441
ATM Mid Cap Managed Volatility	81.54	—	—	13,298,097
ATM Small Cap Managed Volatility	80.46	—	—	33,578,885
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Boston Advisors Equity Income	100.00	—	—	69,602,364
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Convertible Securities	12.20	—	—	—
EQ/Core Bond Index	0.00	—	—	—
EQ/Emerging Markets Equity PLUS	0.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	60,108,333
EQ/GAMCO Mergers and Acquisitions	30.46	—	—	7,070,322
EQ/GAMCO Small Company Value	100.00	—	—	97,492,594
EQ/Global Bond PLUS	0.00	—	—	230,833
EQ/High Yield Bond	0.00	—	—	—
EQ/Intermediate Government Bond	0.00	—	—	12,864,423
EQ/International Equity Index	0.05	3,581,913	48,012,439	—
EQ/Invesco Comstock	88.32	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	—	53,991
EQ/Large Cap Growth Index	100.00	—	—	60,305,692
EQ/Large Cap Value Index	100.00	—	—	18,017,791
EQ/MFS International Growth	0.00	2,605,346	29,951,526	2,343,878
EQ/Mid Cap Index	96.44	—	—	88,700,697
EQ/Money Market	0.00	—	—	—
EQ/Oppenheimer Global	61.78	222,655	2,265,857	—
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.01	—	—	—
EQ/Small Company Index	79.97	—	—	64,771,088
EQ/T. Rowe Price Growth Stock	0.00	—	—	17,600,406
EQ/UBS Growth and Income	90.25	—	—	1,845,563
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	0.00	—	—	—
Multimanager Mid Cap Growth	0.00	—	—	3,947,900
Multimanager Mid Cap Value	88.33	—	—	—
Multimanager Technology	100.00	—	—	36,585,399

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer and, President from December 2002 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	116	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From January 2016 to present	From June 2016 to present, Director and President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	93

From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5).

Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	93

From 2011 to 2012, Director,

and from 2012 to

2016 Advisory

Committee Member,

M&T Corporation;

from 2007 to 2011,

Director and member

of the Audit

Committee and

Compensation

Committee,

Wilmington Trust

Corporation; from 2008 to 2010, Advisory Board

member, Northern

Trust Company and

Goldman Sachs

Management Groups. From 2015 to present, Director, Bio Sig Technologies, Inc.; from 2015 to present, Director, Wilmington Trusts.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	93	None.

1574

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	93	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	93	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to January 2016, Partner and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	93	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	93	None.

**	Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 74 years.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1575

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman, and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
James Kelly 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable.
Roselle Ibanga 525 Washington Boulevard, Jersey City, New Jersey 07310 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 525 Washington Boulevard, Jersey City, New Jersey 07310 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

1576

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015. Counsel of The Bank of New York Mellon; and from January 2011 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President FMG LLC, from September 2010 to present, Senior Director of AXA Equitable
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Joseph Signora 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From December 2015 to present	From October 2015 to present, Vice President of FMG LLC, and Senior Director of AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; from April 2007 to October 2011, Vice President, Compliance, Artio Global Management, LLC.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Miao Hu 1290 Avenue of the Americas New York, NY 10104 (1978)	Vice President	From June 2016 to present	From December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Xavier Poutas 1290 Avenue of the Americas New York, NY 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai 1290 Avenue of the Americas New York, NY 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.

1577

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Faria Adam EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1968)	Assistant Secretary	From June 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2015, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Lorelei Fajardo 1290 Avenue of the Americas New York, NY 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.
Kathleen Chapman 1290 Avenue of the Americas New York, NY 10104 (1954)	Assistant Secretary	From June 2016 to present

From April 2014 to present, Lead Manager/Senior Legal

Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated and from 2005 to March 2011, Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1578

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1579

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2016 were $2,939,129 and for fiscal year 2015 were $2,703,505.

(b)	Audit-Related Fees for fiscal year 2016 were $211,979 and for fiscal year 2015 were $256,157.

(c)	Tax Fees for fiscal year 2016 were $1,104,339 and for fiscal year 2015 were $584,869. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2016 were $359,283 and for fiscal year 2015 were $313,486.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)	(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2016, $10,060,765
For fiscal year 2015, $7,450,106

(h)	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 6, 2017

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 6, 2017